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                                                                     EXHIBIT 2.2

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

                                            X
                                            :
IN RE:                                      :    CHAPTER 11
                                            :
ENRON CORP., ET AL.,                        :    CASE NO. 01-16034 (AJG)
                                            :
                                            :    JOINTLY ADMINISTERED
                  DEBTORS.                  :
                                            X

                         DISCLOSURE STATEMENT FOR FIFTH
              AMENDED JOINT PLAN OF AFFILIATED DEBTORS PURSUANT TO
                 CHAPTER 11 OF THE UNITED STATES BANKRUPTCY CODE

                                    WEIL, GOTSHAL & MANGES LLP
                                    767 FIFTH AVENUE
                                    NEW YORK, NEW YORK 10153
                                    (212) 310-8000
                                       -  AND  -
                                    700 LOUISIANA
                                    HOUSTON, TEXAS 77002
                                    (713) 546-5000
                                    ATTORNEYS FOR DEBTORS AND
                                       DEBTORS IN POSSESSION

DATED: NEW YORK, NEW YORK
JANUARY 9, 2004
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I.       Overview of Chapter 11 Plan...........................................................................        1

         A.       Introduction.................................................................................        1

         B.       Chapter 11 Plan..............................................................................        2

                  1.       Plan Negotiations...................................................................        2

                  2.       Basis for Global Compromise Embodied in the Plan....................................        9

                  3.       Overall Fairness of the Settlement..................................................       23

                  4.       Property to be Distributed Under the Plan...........................................       24

                  5.       Effectiveness of the Plan...........................................................       30

                  6.       Alternative Structures..............................................................       30

         C.       Distributions, Classification and Treatment Under the Plan...................................       31

                  1.       Priority of Distributions...........................................................       31

                  2.       Summary of Classification and Treatment.............................................       31

         D.       Assets, Claims and Distributions.............................................................       91

                  1.       Estimates...........................................................................       91

                  2.       Methodology for Calculating Estimated Recoveries....................................       91

II.      Introduction to Disclosure Statement..................................................................       93

         A.       Purpose of this Disclosure Statement.........................................................       94

         B.       Representations..............................................................................       94

         C.       Holders of Claims Entitled to Vote...........................................................       96

         D.       Submitting A Ballot..........................................................................       97

         E.       Confirmation Hearing.........................................................................       98

III.     General Prepetition Information.......................................................................       98

         A.       Events Leading up to Chapter 11 Filing.......................................................       98

         B.       Prepetition Business Activities..............................................................      101

                  1.       General.............................................................................      101

                  2.       Wholesale Services..................................................................      101

                  3.       Retail Services.....................................................................      102

                  4.       Electricity Transmission and Distribution Operations................................      102

                  5.       Natural Gas Pipelines...............................................................      103
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                  6.       Global Assets.......................................................................      103

                  7.       Broadband Services..................................................................      104

         C.       Debtors' Prepetition Credit Facilities.......................................................      104

                  1.       ENE Credit Facilities...............................................................      104

                  2.       Pipeline Credit Facilities..........................................................      105

                  3.       Letter of Credit Facilities.........................................................      105

                  4.       San Juan Gas Credit Facility........................................................      106

                  5.       Additional Information..............................................................      106

         D.       Debtors' Prepetition Debt Securities.........................................................      106

         E.       Capital Structure............................................................................      108

                  1.       Preferred Stock.....................................................................      108

                  2.       Common Stock........................................................................      109

                  3.       Stock Plans.........................................................................      110

         F.       Debtors' Financing Transactions..............................................................      110

                  1.       Airplane Financing Transactions.....................................................      111

                  2.       Al Rajhi............................................................................      112

                  3.       Apache/Choctaw......................................................................      113

                  4.       Backbone............................................................................      114

                  5.       Bammel/Triple Lutz..................................................................      116

                  6.       BCI Note............................................................................      119

                  7.       Bob West Treasure L.L.C.............................................................      119

                  8.       Brazos LP...........................................................................      122

                  9.       Cash V..............................................................................      124

                  10.      Cash VI.............................................................................      125

                  11.      Cerberus............................................................................      127

                  12.      Citibank/Delta Prepays..............................................................      128

                  13.      Cornhusker..........................................................................      130

                  14.      Destec Properties Limited Partnership...............................................      131

                  15.      E-Next..............................................................................      132
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                  16.      Enron Capital LLC...................................................................      133

                  17.      Enron Capital Resources.............................................................      134

                  18.      Enron Capital Trust I...............................................................      135

                  19.      Enron Capital Trust II..............................................................      137

                  20.      Enron Center North Synthetic Lease..................................................      140

                  21.      Enron Corp. "Equity Forwards".......................................................      142

                  22.      Enron Equity Corp...................................................................      142

                  23.      Enron Funding Corp./Monte...........................................................      143

                  24.      Enron Teeside Operations Ltd........................................................      145

                  25.      FF&E Synthetic Lease................................................................      149

                  26.      Fuji Software Lease.................................................................      150

                  27.      Gallup/Kachina......................................................................      151

                  28.      Hawaii..............................................................................      153

                  29.      Inauguration/Eletrobolt.............................................................      156

                  30.      Investing Partners/Steele...........................................................      160

                  31.      Joint Energy Development Investments II Limited Partnership.........................      161

                  32.      JT Holdings Synthetic Lease.........................................................      162

                  33.      K-Star..............................................................................      164

                  34.      Mahonia Prepaid Forward Contracts...................................................      166

                  35.      Maliseet/Cochise....................................................................      168

                  36.      Margaux.............................................................................      169

                  37.      Marlin..............................................................................      171

                  38.      Motown..............................................................................      173

                  39.      Nikita..............................................................................      175

                  40.      Nile................................................................................      177

                  41.      Omaha Office Building Synthetic Lease...............................................      179

                  42.      Osprey/Whitewing....................................................................      181

                  43.      Rawhide.............................................................................      183

                  44.      Riverside...........................................................................      187
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                  45.      Slapshot............................................................................      189

                  46.      SO2.................................................................................      191

                  47.      Spokane.............................................................................      193

                  48.      Teresa..............................................................................      194

                  49.      Valhalla............................................................................      195

                  50.      Wiltshire Financial Asset Company/Renegade..........................................      197

                  51.      Yosemite and Credit Linked Notes....................................................      198

                  52.      Zephyrus/Tammy......................................................................      200

         G.       Related Party Transactions...................................................................      203

                  1.       Chewco..............................................................................      203

                  2.       The LJM Partnerships................................................................      204

                  3.       RADR................................................................................      208

IV.      Debtors' Chapter 11 Cases.............................................................................      208

         A.       Significant Postpetition Developments........................................................      208

                  1.       Venue...............................................................................      208

                  2.       Postpetition Financing..............................................................      209

                  3.       Cash Management and Overhead Allocation.............................................      210

                  4.       Appointment of Examiners............................................................      212

                  5.       Automatic Stay......................................................................      221

                  6.       Exclusivity.........................................................................      223

                  7.       Executory Contracts and Unexpired Leases............................................      224

                  8.       Employee Matters....................................................................      224

                  9.       Retention of Professionals..........................................................      233

                  10.      Reconstitution of the Board of Directors............................................      234

                  11.      Creation of Internal Committees for Review and Oversight............................      235

         B.       Settlements and Asset Liquidations...........................................................      236

                  1.       Resolution of the Wholesale Trading Book............................................      236

                  2.       Retail Contract Settlements.........................................................      240

                  3.       Settled Litigation..................................................................      242
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                  4.       Other Settlements...................................................................      243

                  5.       Asset Sales.........................................................................      246

         C.       Litigation and Government Investigations.....................................................      254

                  1.       Pending Litigation..................................................................      254

                  2.       Government Investigations...........................................................      309

         D.       Committees...................................................................................      322

                  1.       Creditors' Committee................................................................      323

                  2.       Employee Committee..................................................................      324

                  3.       Fee Committee.......................................................................      325

         E.       Avoidance Actions............................................................................      326

         F.       Related U.S. Bankruptcy Proceedings..........................................................      328

                  1.       New Power Company...................................................................      328

                  2.       EOTT................................................................................      328

                  3.       LJM2................................................................................      329

         G.       Insurance Matters............................................................................      330

V.       Certain International Subsidiaries and Related International Proceedings..............................      331

         A.       General Overview.............................................................................      331

         B.       Summary of Subsidiaries and Related Proceedings in England, The Cayman Islands and The
                  Netherlands..................................................................................      333

                  1.       England.............................................................................      333

                  2.       Cayman Islands......................................................................      334

                  3.       The Netherlands.....................................................................      335

         C.       Summary of Foreign Proceedings Where a Direct Recovery Is Anticipated To Be Received
                  by the Debtors...............................................................................      336

         D.       Summary of Foreign Proceedings Where the Debtors Are Not Expected To Receive Any
                  Direct Recovery..............................................................................      339

         E.       Foreign Affiliates Not Yet in Foreign Proceedings Where a Direct Recovery May Be
                  Received by the Debtors......................................................................      340

VI.      Summary of Debtors' Chapter 11 Plan...................................................................      341

         A.       Compromise and Settlement of Disputes; Substantive Consolidation; Assumption of
                  Obligations Under the Plan...................................................................      341
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                  1.       Compromise and Settlement...........................................................      341

                  2.       Non-Substantive Consolidation.......................................................      343

                  3.       Allocation of Expenses..............................................................      343

                  4.       Wind Reserve Fund...................................................................      344

         B.       Provisions for Payment of Administrative Expense Claims, Priority Tax Claims and
                  Debtor in Possession Financing...............................................................      344

                  1.       Administrative Expense Claims.......................................................      344

                  2.       Professional Compensation and Reimbursement Claims..................................      344

                  3.       Payment of Priority Tax Claims......................................................      345

                  4.       Debtor in Possession Financing......................................................      345

         C.       Classification of Claims and Equity Interests................................................      345

                  1.       Class 1 - Priority Non-Tax Claims...................................................      345

                  2.       Class 2 - Secured Claims............................................................      345

                  3.       Classes 3 through 182 - General Unsecured Claims (Other than Enron
                           Subordinated Debenture Claims and Enron TOPRS Debenture Claims).....................      346

                  4.       Class 183 - Enron Subordinated Debenture Claims.....................................      346

                  5.       Class 184 - Enron TOPRS Debenture Claims............................................      346

                  6.       Class 185 - Enron Guaranty Claims...................................................      346

                  7.       Class 186 - Wind Guaranty Claims....................................................      346

                  8.       Class 187 - ENA Guaranty Claims.....................................................      346

                  9.       Class 188 - ACFI Guaranty Claims....................................................      346

                  10.      Class 189 - EPC Guaranty Claims.....................................................      346

                  11.      Class 190 - Intercompany Claims.....................................................      346

                  12.      Classes 191 through 375 - Convenience Claims........................................      346

                  13.      Classes 376 through 382 - Subordinated Claims.......................................      346

                  14.      Class 383 - Enron Preferred Equity Interests........................................      346

                  15.      Class 384 - Enron Common Equity Interests...........................................      346

                  16.      Class 385 - Other Equity Interests..................................................      346

         D.       Provision for Treatment of Priority Non-Tax Claims (Class 1).................................      346
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                  1.       Payment of Allowed Priority Non-Tax Claims..........................................      346

         E.       Provision for Treatment of Secured Claims (Class 2)..........................................      346

                  1.       Treatment of Secured Claims.........................................................      346

         F.       Provision for Treatment of General Unsecured Claims (Classes 3-182)..........................      347

                  1.       Treatment of General Unsecured Claims (Other than Those Against the Portland
                           Debtors Classes 3 through 180)......................................................      347

                  2.       Treatment of General Unsecured Claims Against the Portland Debtors (Classes
                           181 and 182)........................................................................      347

                  3.       Election to Receive Additional Cash Distributions, in Lieu of Partial Plan
                           Securities..........................................................................      348

                  4.       Allowed Claims of Fifty Thousand Dollars or More/Election to be Treated as a
                           Convenience Claim...................................................................      348

                  5.       Limitation on Recovery..............................................................      348

                  6.       Severance Settlement Fund Litigation Payments.......................................      349

                  7.       Termination of Wind Trusts/Election of Wind Creditors to Receive Additional
                           Cash Distributions in Partial Plan Securities.......................................      349

                  8.       Election of TOPRS Holders to Receive Additional Cash Distributions in Lieu of
                           Partial Plan Securities.............................................................      350

         G.       Provision for Treatment of Enron Subordinated Debenture Claims (Class 183)...................      350

                  1.       Treatment of Allowed Enron Subordinated Debenture Claims (Class 183)................      350

                  2.       Contingent Distribution/Limitation on Recovery......................................      350

         H.       Provisions for Treatment of Enron TOPRS Debenture Claims (Class 184).........................      351

                  1.       Treatment of Allowed Enron TOPRS Debenture Claims (Class 184).......................      351

                  2.       Contingent Distribution/Limitation on Recovery......................................      351

         I.       Provisions for Treatment of Enron Guaranty Claims (Class 185)................................      352

                  1.       Treatment of Enron Guaranty Claims (Class 185)......................................      352

                  2.       Allowed Claims of Fifty Thousand Dollars or More/Election to be Treated as a
                           Convenience Claim...................................................................      352

         J.       Provisions for Treatment of Wind Guaranty Claims (Class 186).................................      352
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                  1.       Treatment of Wind Guaranty Claims (Class 186).......................................      353

                  2.       Allowed Claims of Fifty Thousand Dollars or More/Election to be Treated as a
                           Convenience Claim...................................................................      353

         K.       Provisions For Treatment of ENA Guaranty Claims (Class 187)..................................      353

                  1.       Treatment of ENA Guaranty Claims (Class 187)........................................      353

                  2.       Allowed Claims of Fifty Thousand Dollars or More/Election to be Treated as a
                           Convenience Claim...................................................................      353

         L.       Provisions for Treatment of ACFI Guaranty Claims (Class 188).................................      354

                  1.       Treatment of ACFI Guaranty Claims (Class 188).......................................      354

                  2.       Allowed Claims of Fifty Thousand Dollars or More/Election to be Treated as a
                           Convenience Claim...................................................................      354

         M.       Provisions for Treatment of EPC Guaranty Claims (Class 189)..................................      354

                  1.       Treatment of EPC Guaranty Claims (Class 189)........................................      354

                  2.       Allowed Claims of Fifty Thousand Dollars or More/Election to be Treated as a
                           Convenience Claim...................................................................      355

         N.       Provisions For Treatment of Intercompany Claims (Class 190)..................................      355

                  1.       Treatment of Intercompany Claims (Class 190)........................................      355

         O.       Provisions For Treatment Of Convenience Claims (Classes 191-375).............................      355

                  1.       Treatment of Convenience Claims (Classes 191-375)...................................      355

                  2.       Plan Currency Opportunity...........................................................      355

         P.       Provision For Treatment Of Subordinated Claims (Classes 376-382).............................      356

                  1.       Treatment of Allowed Subordinated Claims (Class 376-382)............................      356

                  2.       Contingent Distribution/Limitation on Recovery......................................      356

         Q.       Provisions For Treatment Of Enron Preferred Equity Interests (Class 383).....................      356

                  1.       Treatment of Allowed Enron Preferred Equity Interests (Class 383)...................      356

                  2.       Contingent Distribution/Limitation on Recovery......................................      356

                  3.       Cancellation of Enron Preferred Equity Interests and Exchanged Enron Preferred
                           Stock...............................................................................      357

         R.       Provision for Treatment of Enron Common Equity Interests (Class 384).........................      357

                  1.       Treatment of Allowed Enron Common Equity Interests (Class 384)......................      357

                  2.       Contingent Distribution to Common Equity Trust......................................      357
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                  3.       Cancellation of Enron Common Equity Interests and Exchanged Enron Common Stock......      357

         S.       Provisions for Treatment of Other Equity Interests (Class 385)...............................      358

                  1.       Cancellation of Other Equity Interests (Class 385)..................................      358

         T.       Provisions for Treatment of Disputed Claims Under the Plan...................................      358

                  1.       Objections to Claims; Prosecution of Disputed Claims................................      358

                  2.       Estimation of Claims................................................................      358

                  3.       Payments and Distributions on Disputed Claims.......................................      359

                  4.       Tax Treatment of Escrow.............................................................      360

                  5.       Funding of Escrow's Tax Obligation..................................................      360

         U.       Provisions Regarding Distributions...........................................................      361

                  1.       Time and Manner of Distributions....................................................      361

                  2.       Timeliness of Payments..............................................................      363

                  3.       Distributions by the Disbursing Agent...............................................      363

                  4.       Manner of Payment under the Plan....................................................      364

                  5.       Delivery of Distributions...........................................................      364

                  6.       Fractional Securities...............................................................      364

                  7.       Undeliverable Distributions.........................................................      364

                  8.       Compliance with Tax Requirements....................................................      365

                  9.       Time Bar to Cash Payments...........................................................      365

                  10.      Distributions After Effective Date..................................................      365

                  11.      Setoffs.............................................................................      365

                  12.      Allocation of Plan Distributions Between Principal and Interest.....................      366

                  13.      Surrender of Instruments............................................................      366

                  14.      Cancellation of Existing Securities and Agreements..................................      366

                  15.      Certain Indenture Trustee Fees and Expenses.........................................      367

                  16.      Cancellation of PGE, CrossCountry Distributing Company and Prisma Securities........      367

                  17.      Record Date.........................................................................      368

                  18.      Applicability to Certain Claims and Equity Interests................................      368
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         V.       Executory Contracts and Unexpired Leases.....................................................      368

                  1.       Rejection of Executory Contracts and Unexpired Leases...............................      368

                  2.       Cure of Defaults for Assumed Executory Contracts and Unexpired Leases...............      368

                  3.       Rejection of Intercompany Trading Contracts.........................................      369

                  4.       Rejection Damage Claims.............................................................      369

                  5.       Indemnification and Reimbursement Obligations.......................................      369

                  6.       Rejection of TOPRS-Related Agreements...............................................      370

         W.       Miscellaneous Provisions.....................................................................      370

                  1.       Title to Assets.....................................................................      370

                  2.       Distribution of Reserved Funds......................................................      371

                  3.       Discharge of Debtors................................................................      371

                  4.       Injunction on Claims................................................................      372

                  5.       Term of Existing Injunctions or Stays...............................................      372

                  6.       Limited Release of Directors, Officers and Employees................................      373

                  7.       Injunction on Actions...............................................................      373

                  8.       Exculpation.........................................................................      373

                  9.       Preservation of Rights of Action....................................................      374

         X.       Summary of Other Provisions of the Plan......................................................      374

                  1.       Payment of Statutory Fees...........................................................      374

                  2.       Retiree Benefits....................................................................      374

                  3.       Retention of Documents..............................................................      375

                  4.       Severability........................................................................      375

                  5.       Amendment of Articles of Incorporation and By-Laws..................................      375

                  6.       Corporate Action....................................................................      375

                  7.       Modification of Plan................................................................      376

                  8.       Revocation or Withdrawal............................................................      376

                  9.       Creditors' Committee - Term and Fees................................................      376

                  10.      Post-Confirmation Date Fees and Expenses............................................      377

                  11.      Employee Committee - Term and Fees..................................................      377
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                  12.      ENE Examiner - Terms and Fees.......................................................      378

                  13.      ENA Examiner - Term and Fees........................................................      378

                  14.      Fee Committee - Term and Fees.......................................................      380

                  15.      Mediator - Term and Fees............................................................      380

                  16.      Employee Counsel....................................................................      380

                  17.      Governing Law.......................................................................      381

                  18.      Closing of Cases....................................................................      381

VII.     Estate Management And Liquidation.....................................................................      381

         A.       Post-Effective Date..........................................................................      381

                  1.       Role of the Reorganized Debtor Plan Administrator...................................      381

                  2.       Role of the Reorganized Debtors.....................................................      382

                  3.       Provision for Management............................................................      382

                  4.       Establishment and Maintenance of Disbursement Account...............................      383

                  5.       Rights and Powers of the Disbursing Agent...........................................      383

         B.       Operating Entities and Trusts................................................................      384

                  1.       Operating Entities..................................................................      384

                  2.       Operating Trusts....................................................................      386

         C.       Remaining Assets.............................................................................      389

                  1.       Categories of Remaining Assets......................................................      389

                  2.       The Remaining Asset Trusts..........................................................      393

         D.       Other Administration.........................................................................      397

                  1.       Claims Processing...................................................................      397

                  2.       Legal Entities......................................................................      397

                  3.       Prosecuting Claim Objections and Litigation.........................................      398

                  4.       Compromise of Certain Guaranty Claim Litigation.....................................      398

                  5.       Extinguishment of Certain Claims....................................................      399

                  6.       Budget..............................................................................      399

VIII.    Portland General Electric Company.....................................................................      400

         A.       Business.....................................................................................      401
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                  1.       General.............................................................................      401

                  2.       Operating Revenues..................................................................      401

                  3.       Regulatory Matters..................................................................      403

                  4.       Competition.........................................................................      405

                  5.       Power Supply........................................................................      406

                  6.       Fuel Supply.........................................................................      408

                  7.       Environmental Matters...............................................................      410

                  8.       Properties..........................................................................      411

                  9.       Additional Information Filed with the SEC...........................................      414

                  10.      Other Information Regarding PGE Contained in This Disclosure Statement..............      414

                  11.      Separation of PGE From ENE..........................................................      414

                  12.      Potential Sale of PGE...............................................................      415

         B.       Historical Financials, Projections and Valuation.............................................      418

                  1.       Historical Financials...............................................................      418

                  2.       Projections.........................................................................      418

                  3.       Valuation...........................................................................      419

                  4.       Variances and Risks.................................................................      420

         C.       Legal Proceedings............................................................................      421

                  1.       Utility Reform Project, Colleen O'Neil and Lloyd K. Marbet v. Oregon Public
                           Utilities Commission and Portland General Electric Company. (No. SC S45653,
                           Supreme Court, State of Oregon; No. 94C-10417, Marion County Circuit Court No.
                           94C-10417; OPUC UM989); and Utility Reform Project, Lloyd K. Marbet and Linda
                           K. Williams v. Oregon Public Utility Commission and Portland General Electric
                           Company, Marion County Circuit Court Case No. 02C 14884.............................      421

                  2.       Portland General Electric v. International Brotherhood of Electrical Workers,
                           Local No. 125. (No. 0205-05132, Circuit Court, Multnomah County, Oregon)............      421

                  3.       Portland General Electric, et al. v. The United States of America, et al. (No.
                           C.A. 1:00-1425, Southern District of New York, C.A. No. 1:98-2552, District of
                           Columbia, "Case No. 1425")..........................................................      421
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                  4.       Department of Water Resources v. ACN Energy, et al., including PGE, Enron
                           Power Corp., PG&E Energy Services nka Enron Energy Marketing Corp. and Enron
                           North America, Inc. (No. 01 AS05497, Superior Court, Sacramento County,
                           California).........................................................................      422

                  5.       Dreyer, Gearhart and Kafoury Bros., LLC v. Portland General Electric Company
                           (No. 03C 10639, Circuit Court, Marion County, Oregon) and Morgan v. Portland
                           General Electric Company (No. 03C 10639, Circuit Court, Marion County, Oregon
                           (Identical cases have also been filed in the Circuit Court of Multnomah County
                           Oregon).............................................................................      422

                  6.       Gordon v. Reliant Energy, Inc., Duke Energy Trading & Marketing, et al. v.
                           Arizona Public Service Company, et al. (In re: Wholesale Electricity Antitrust
                           Cases I & II) (No. 02 -- 990,1000, 1001, United States District Court,
                           Southern District of California; No. 02-57200, United States Court of Appeals,
                           Ninth Circuit)......................................................................      422

                  7.       People of the State of California, ex rel. Bill Lockyer, Attorney General v.
                           Portland General Electric Company (No. C-02-3318, United States District
                           Court, Northern District of California).............................................      423

                  8.       Cyber-Tech, Inc. v. PGE et al. (No. 0305-05257, Circuit Court, Multnomah
                           County, Oregon).....................................................................      423

                  9.       Port of Seattle v. Avista et al., including PGE (No. 03-1170, United States
                           District Court, Western District of Washington, Seattle Division)...................      423

                  10.      Remington et al. v. Northwestern Energy, LLC (No. DV 03-88, 2nd Judicial
                           District, Silver Bow County, Montana)...............................................      424

                  11.      California Electricity Refund Proceeding (FERC Docket # EL00-95)....................      424

                  12.      Pacific Northwest Refund Proceeding (FERC Docket # EL01-10).........................      424

                  13.      Oregon Public Utility Commission Staff Report on Trading Activities.................      424

                  14.      FERC Investigation of Trading Activities............................................      424

                  15.      Challenge of the California Attorney General to Market-Based Rates..................      425

                  16.      Show Cause Order....................................................................      425
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                  17.      People of the State of Montana, ex rel. Mike McGrath, Attorney General of the
                           State of Montana, et al. v. Williams Energy Marketing and Trading Company, et
                           al. including EESI, EPMI and PGE, Montana First Judicial District, Lewis and
                           Clark County........................................................................      425

                  18.      ISO and PX Receivable...............................................................      426

                  19.      FERC Bidding Investigation..........................................................      426

                  20.      State of Oregon Investigation.......................................................      426

         D.       Description of Capital Stock, Board of Directors and Director and Officer
                  Indemnification..............................................................................      426

                  1.       Capital Stock.......................................................................      426

                  2.       PGE Board of Directors..............................................................      427

                  3.       Indemnification.....................................................................      428

         E.       Equity Compensation Plan.....................................................................      428

IX.      CrossCountry..........................................................................................      428

         A.       Business.....................................................................................      428

                  1.       General Development of Business.....................................................      428

                  2.       Narrative Description of Business...................................................      434

                  3.       Competition.........................................................................      443

                  4.       Demand for Natural Gas Pipeline Transportation Capacity.............................      446

                  5.       Seasonality.........................................................................      447

                  6.       Regulatory Environment..............................................................      447

                  7.       Environmental Regulation............................................................      459

                  8.       Litigation, Regulatory Proceedings and Investigations...............................      460

         B.       Properties...................................................................................      460

                  1.       General.............................................................................      460

                  2.       Transwestern........................................................................      461

                  3.       Citrus..............................................................................      463

                  4.       Northern Plains.....................................................................      463

         C.       Historical Financials, Projections and Valuation.............................................      464

                  1.       Historical Financials...............................................................      464
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                  2.       Projections.........................................................................      464

                  3.       Valuation...........................................................................      465

                  4.       Variances and Risks.................................................................      466

         D.       Legal Proceedings............................................................................      467

                  1.       In re Natural Gas Royalties Qui Tam Litigation, MDL Docket No. 1293 (D. Wy.),
                           previously Civil Action Nos. 97-D-1421 (D. Colo.) and 97-2087 (E.D. La.) and
                           other consolidated cases............................................................      467

                  2.       Will Price, et al. v. Gas Pipelines, et al. 26th Judicial District Court of
                           Stevens County, Kansas (Case No. 99 CV-30)..........................................      468

                  3.       Citrus Trading Corp. v. Duke Energy LNG Sales, Inc., (United States District
                           Court for the Southern District of Texas, Civil Action No. H-03-4869)...............      468

                  4.       FERC Order to Respond...............................................................      469

                  5.       Eugene Lavender, et al. v. Florida Gas Transmission Company, et al., U.S.
                           District Court, Southern District of Alabama (Case No. CV-02-0361-JG-L).............      469

                  6.       Florida Gas Transmission Co. v. Wright, et al., 20th Judicial Circuit Court,
                           Charlotte County, Florida (Case No. 00-1902-CA).....................................      469

                  7.       Florida Gas Transmission Co. v. Battista, et al., 20th Judicial Circuit Court,
                           Charlotte County, Florida (Case No. 00-319-CA)......................................      469

                  8.       Moye v. Exxon Corp., et al., 35th Judicial Circuit Court, Monroe County,
                           Alabama (Case No. CV-98-20).........................................................      470

                  9.       Air Liquide American Corp., et al. v. United States Army Corps of Engineers,
                           et al., U.S. District Court, Southern District of Texas, Houston Division
                           (Case No. H-98-3982)................................................................      470

                  10.      Assiniboine & Sioux Tribes of the Fort Peck Indian Reservation v. Northern
                           Border Pipeline Co., Tribal Court (No. 01-7-243)....................................      470

         E.       Board of Managers............................................................................      470

                  1.       Raymond S. Troubh...................................................................      471

                  2.       Corbin A. McNeill, Jr...............................................................      471

                  3.       James J. Gaffney....................................................................      471

                  4.       Gary L. Rosenthal...................................................................      471

                  5.       Michael L. Muse.....................................................................      472
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         F.       Certain Relationships and Related Transactions...............................................      472

                  1.       Formation of CrossCountry...........................................................      472

                  2.       Certain Business Relationships......................................................      481

         G.       Indemnification of Managers and Officers.....................................................      482

         H.       Equity Compensation Plan.....................................................................      482

X.       Prisma Energy International Inc.......................................................................      483

         A.       Business.....................................................................................      483

                  1.       General.............................................................................      483

                  2.       Risk Factors........................................................................      486

                  3.       Transferred Businesses..............................................................      488

         B.       Projections and Valuation....................................................................      533

                  1.       Projections.........................................................................      533

                  2.       Valuation...........................................................................      533

         C.       Legal Proceedings............................................................................      536

                  1.       Accroven............................................................................      536

                  2.       Transredes..........................................................................      536

                  3.       Centragas...........................................................................      537

                  4.       Elektro.............................................................................      537

                  5.       Cuiaba..............................................................................      538

                  6.       BLM.................................................................................      539

                  7.       ENS.................................................................................      540

                  8.       SECLP...............................................................................      540

                  9.       Gas Transboliviano S.A..............................................................      541

         D.       Directors....................................................................................      542

                  1.       Ron W. Haddock......................................................................      542

                  2.       John W. Ballantine..................................................................      542

                  3.       Philippe A. Bodson..................................................................      542

                  4.       Lawrence S. Coben...................................................................      543

                  5.       Dr. Paul K. Freeman.................................................................      543
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                  6.       Robert E. Wilhelm...................................................................      543

                  7.       Henri Philippe Reichstul............................................................      544

         E.       Prisma Contribution and Separation Agreement.................................................      544

                  1.       Prisma Assets to be Contributed.....................................................      544

                  2.       Change in Relative Value of any Prisma Assets.......................................      544

                  3.       Consents............................................................................      544

                  4.       Actions with Respect to the Prisma Distribution.....................................      545

                  5.       Indemnification.....................................................................      545

                  6.       Termination.........................................................................      546

                  7.       Certain Governance Provisions.......................................................      546

                  8.       Other Covenants.....................................................................      547

                  9.       Conditions to Closings..............................................................      547

         F.       Equity Compensation Plan.....................................................................      547

XI.      The Litigation Trust and Special Litigation Trust.....................................................      548

         A.       The Litigation Trust.........................................................................      548

                  1.       Establishment of the Trust..........................................................      548

                  2.       Purpose of the Litigation Trust.....................................................      548

                  3.       Funding Expenses of the Litigation Trust............................................      548

                  4.       Transfer of Assets..................................................................      548

                  5.       Valuation of Assets.................................................................      549

                  6.       Litigation; Responsibilities of Litigation Trustee..................................      549

                  7.       Investment Powers...................................................................      550

                  8.       Annual Distribution; Withholding....................................................      550

                  9.       Reporting Duties....................................................................      550

                  10.      Trust Implementation................................................................      551

                  11.      Registry of Beneficial Interests....................................................      551

                  12.      Termination.........................................................................      552

                  13.      Net Litigation Trust Recovery/Assignment of Claims..................................      552

         B.       The Special Litigation Trust.................................................................      553
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                  1.       Establishment of the Trust..........................................................      553

                  2.       Purpose of the Special Litigation Trust.............................................      553

                  3.       Funding Expenses of the Special Litigation Trust....................................      553

                  4.       Transfer of Assets..................................................................      553

                  5.       Valuation of Assets.................................................................      554

                  6.       Litigation of Assets; Responsibilities of Special Litigation Trustee................      554

                  7.       Investment Powers...................................................................      555

                  8.       Annual Distribution; Withholding....................................................      555

                  9.       Reporting Duties....................................................................      556

                  10.      Trust Implementation................................................................      556

                  11.      Registry of Beneficial Interests....................................................      557

                  12.      Termination.........................................................................      557

                  13.      Net Special Litigation Trust Recovery/Assignment of Claims..........................      557

XII.     Equity Trusts.........................................................................................      558

         A.       Preferred Equity Trust.......................................................................      558

                  1.       Establishment of the Trust..........................................................      558

                  2.       Purpose of the Preferred Equity Trust...............................................      558

                  3.       Funding Expenses of the Preferred Equity Trust......................................      558

                  4.       Transfer of Preferred Stock.........................................................      559

                  5.       Investment Powers...................................................................      559

                  6.       Annual Distribution; Withholding....................................................      559

                  7.       Reporting Duties....................................................................      560

                  8.       Trust Implementation................................................................      561

                  9.       Registry of Beneficial Interests....................................................      561

                  10.      Termination.........................................................................      561

                  11.      Non-Transferability or Certification................................................      561

         B.       Common Equity Trust..........................................................................      561

                  1.       Establishment of the Trusts.........................................................      561

                  2.       Purpose of the Common Equity Trust..................................................      562
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                  3.       Funding Expenses of the Common Equity Trust.........................................      562

                  4.       Transfer of Common Stock............................................................      562

                  5.       Investment Powers...................................................................      562

                  6.       Annual Distribution; Withholding....................................................      563

                  7.       Reporting Duties....................................................................      563

                  8.       Trust Implementation................................................................      564

                  9.       Registry of Beneficial Interests....................................................      564

                  10.      Termination.........................................................................      564

                  11.      Non-Transferability or Certification................................................      564

XIII.    Securities Laws Matters...............................................................................      564

         A.       Issuance and Resale of PGE Common Stock, CrossCountry Common Equity, Prisma Common
                  Stock, Litigation Trust Interests and Special Litigation Trust Interests Under the Plan......      565

         B.       Remaining Asset Trust, Preferred Equity Trust, Common Equity Trust and Operating Trusts......      569

XIV.     Risk Factors and Other Factors to be Considered.......................................................      569

         A.       Bankruptcy Risks.............................................................................      569

                  1.       Risk of Non-Confirmation of the Plan................................................      569

                  2.       Non-Consensual Confirmation.........................................................      570

                  3.       Risk of Non-Occurrence or Delayed Occurrence of the Effective Date..................      570

                  4.       Delayed Distribution or Non-Distribution of Plan Securities.........................      570

                  5.       Severability........................................................................      570

                  6.       Reserve for Disputed Claims.........................................................      571

         B.       Negative Impact of Prepetition Activities....................................................      571

                  1.       Inability to Rely on Financial Statements...........................................      571

                  2.       Government Investigations and Litigation............................................      571

                  3.       Financing Transactions..............................................................      572

         C.       Variance from Valuations, Estimates and Projections..........................................      572

                  1.       Forward Looking Statements..........................................................      572
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                  2.       Estimated Recoveries................................................................      573

                  3.       Valuations..........................................................................      574

                  4.       Financial Projections...............................................................      576

                  5.       Reorganized Debtors' Budget.........................................................      576

                  6.       Liquidation Analysis................................................................      577

         D.       Control Group Risks..........................................................................      577

                  1.       ENE Cash Balance Plan...............................................................      577

                  2.       ENE Tax Group Liability.............................................................      579

         E.       Risks Common to Reorganized Debtors, Operating Entities and Litigation Trusts................      579

                  1.       Changes in the Regulatory Environment...............................................      579

                  2.       PUHCA...............................................................................      579

                  3.       Environmental Laws and Regulations Affecting Operations.............................      581

                  4.       Competition.........................................................................      581

                  5.       Operational Hazards.................................................................      582

                  6.       Lack of Trading Market; Restrictions on Underwriters................................      582

                  7.       Lack of Reported Information........................................................      583

                  8.       Lack of Independent Operating History...............................................      584

                  9.       Negative Publicity..................................................................      584

                  10.      FERC................................................................................      584

                  11.      Credit Risks........................................................................      584

                  12.      Intercompany Claims and Causes of Action............................................      584

                  13.      Taxes...............................................................................      585

                  14.      Transportadora de Gas del Sur. S.A..................................................      585

         F.       Reorganized Debtors Risks....................................................................      585

                  1.       FERC Market Pricing Investigation...................................................      585

                  2.       FERC Investigation Regarding Qualifying Facility Status.............................      585

                  3.       Greater than Budgeted Liquidation Costs.............................................      586

         G.       PGE Risks....................................................................................      586

                  1.       Sale to Oregon Electric.............................................................      586
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                  2.       Economic, Political, Regulatory and Legal Risks.....................................      586

                  3.       Operational Risks...................................................................      588

                  4.       Environmental Risks.................................................................      589

         H.       CrossCountry.................................................................................      589

                  1.       Economic, Political, Regulatory and Legal Risks.....................................      589

                  2.       Structural Risks....................................................................      594

                  3.       Tax Risks...........................................................................      595

                  4.       Pre-Distribution Transaction........................................................      596

                  5.       Other Risks.........................................................................      596

         I.       Prisma Risks.................................................................................      596

                  1.       Economic, Political, Regulatory, and Legal Risks....................................      596

                  2.       Operational Risks...................................................................      599

                  3.       Structural Risks....................................................................      600

                  4.       Tax Risks...........................................................................      602

                  5.       Other Risks.........................................................................      603

         J.       Litigation Trust Risks.......................................................................      604

                  1.       Nonoccurrence of Distributions......................................................      604

XV.      Certain Material Federal Income Tax Consequences of the Plan..........................................      605

         A.       Consequences to the Debtors..................................................................      606

                  1.       Cancellation of Debt................................................................      606

                  2.       Limitations on NOL Carryforwards and Other Tax Attributes...........................      607

                  3.       Alternative Minimum Tax.............................................................      609

         B.       Consequences to the Holders of Certain Claims................................................      610

                  1.       Consequences to Holders of Convenience Claims.......................................      610

                  2.       Consequences to Holders of General Unsecured Claims and Guaranty Claims.............      611

                  3.       Distributions in Discharge of Accrued But Unpaid Interest...........................      614

                  4.       Tax Treatment of the Trusts and Holders of Beneficial Interests.....................      615

                  5.       Treatment of Disputed Claims Reserve................................................      616

                  6.       Withholding and Certain Information Reporting.......................................      618
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XVI.     Conditions Precedent To Effective Date Of The Plan....................................................      619

         A.       Conditions Precedent to Effective Date of the Plan...........................................      619

                  1.       Entry of the Confirmation Order.....................................................      619

                  2.       Execution of Documents; Other Actions...............................................      619

                  3.       Prisma Consents Obtained............................................................      619

                  4.       CrossCountry Consents Obtained......................................................      620

                  5.       PGE Consents Obtained...............................................................      620

                  6.       Waiver of Conditions Precedent......................................................      620

                  7.       Alternative Structures..............................................................      620

         B.       Alternative Plan(s) of Reorganization........................................................      620

         C.       Liquidation Under Chapter 7..................................................................      621

XVII.    Claims Allowance, Objection and Estimation Procedures.................................................      622

         A.       Schedules of Assets and Liabilities and Statements of Financial Affairs......................      622

         B.       Claims Bar Date and Notice of the Bar Date...................................................      622

         C.       Allowance and Impairment of Claims...........................................................      623

                  1.       Allowance of Claims.................................................................      623

                  2.       Impairment of Claims................................................................      624

         D.       Objections to Claims.........................................................................      624

                  1.       General.............................................................................      624

         E.       Estimation Procedures........................................................................      625

XVIII.   Voting Procedures.....................................................................................      625

XIX.     Confirmation Of The Plan..............................................................................      626

         A.       Confirmation Hearing.........................................................................      626

         B.       Requirements for Confirmation of the Plan....................................................      626

                  1.       Acceptance..........................................................................      629

                  2.       "Cramdown" under the Fair and Equitable Test........................................      629

                  3.       Feasibility.........................................................................      630

                  4.       "Best Interests" Test...............................................................      630

         C.       Objections To Confirmation Of The Plan.......................................................      631
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XX.      Conclusion............................................................................................      633

Exhibit 1:  "Chapter 11 Plan"..................................................................................        1

Exhibit 2:  "Disclosure Statement Order".......................................................................        1

Exhibit 3:  "Voting Procedures Order"..........................................................................        1

Appendix A:  "Material Defined Terms for Enron Disclosure Statement"...........................................        1

Appendix B:  "List of Debtors, Tax ID Numbers, Case Numbers, and Petition Dates"...............................        1

Appendix C:  "Estimated Assets, Claims and Distributions"......................................................        1

Appendix D:  "Filing of Schedules and Statements"..............................................................        1

Appendix E:  "Cases Consolidated Into Newby Action"............................................................        1

Cases consolidated into:.......................................................................................        1

Appendix F:  "Cases Consolidated Into Tittle Action"...........................................................        1

Cases consolidated into:.......................................................................................        1

Appendix G:  "Reorganized Debtors' Budget".....................................................................        1

Appendix H:  "PGE Financial Projections - 2003-2006"...........................................................        1

Appendix I:  "CrossCountry Historical Financials"..............................................................        1

Appendix J:  "CrossCountry Financial Projections - 2003-2006"..................................................        1

Appendix K:  "Prisma Financial Projections - 2004-2006"........................................................        1

Appendix L:  "Liquidation Analysis"............................................................................        1

Appendix M:  "Substantive Consolidation Analysis"..............................................................        1

Appendix N:  "Intercompany Value Flow Analysis"................................................................        1

Appendix O:  "Potential Causes of Action"......................................................................        1

Appendix P:  "Components of Distributions Under the Plan"......................................................        1

Appendix Q:  "Subordinated Claims".............................................................................        1

Appendix R:  "Dissolved Entities"..............................................................................        1

Appendix S:  "Additional Pending Avoidance Actions"............................................................        1
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                     DEBTORS' DISCLOSURE STATEMENT FOR FIFTH
         AMENDED JOINT PLAN OF AFFILIATED DEBTORS PURSUANT TO CHAPTER 11
                      OF THE UNITED STATES BANKRUPTCY CODE


   CAPITALIZED TERMS USED THROUGHOUT THIS DISCLOSURE STATEMENT ARE DEFINED IN
      APPENDIX A: "MATERIAL DEFINED TERMS FOR ENRON DISCLOSURE STATEMENT"
                                ATTACHED HERETO.

            On December 2, 2001 and continuing thereafter, Enron Corp. ("ENE") and certain of its direct and indirect subsidiaries and affiliates filed voluntary petitions seeking protection under chapter 11 of the Bankruptcy Code, thereby commencing one of the largest and most complex chapter 11 cases in the United States. These Chapter 11 Cases involve most of the major institutional investors in the U.S., as well as many from around the world. Similarly, these cases involve thousands of trade creditors, energy traders, former employees, and other creditor and equity constituencies located domestically and world-wide. Refer to Appendix B: "List of Debtors, Tax ID Numbers, Case Numbers, and Petition Dates" for a complete list of the Debtors and their respective Petition Dates.

            The Debtors submit this Disclosure Statement pursuant to Bankruptcy Code section 1125 to holders of Claims against and Equity Interests in the Debtors in connection with (i) the solicitation of acceptances of the Fifth Amended Joint Plan of Affiliated Debtors Pursuant to Chapter 11 of the United States Bankruptcy Code and (ii) the hearing to consider confirmation of the Plan scheduled for April 20, 2004 commencing at 10:00 a.m. New York City Time.

            Attached as appendices and exhibits to this Disclosure Statement are copies of the following documents: (a) the Plan, Exhibit 1: "Chapter 11 Plan",
(b) the Disclosure Statement Order, which, among other things, approves this Disclosure Statement and establishes certain procedures with respect to the solicitation and tabulation of votes to accept or reject the Plan, Exhibit 2:
"Disclosure Statement Order", (c) the Voting Procedures Order, which, among other things, establishes certain procedures with respect to voting and the temporary allowance of Claims for voting purposes, Exhibit 3: "Voting Procedures Order" and (d) the Liquidation Analysis, which sets forth estimated recoveries in a chapter 7 liquidation as compared to estimated recoveries under the Plan, Appendix L: "Liquidation Analysis". In addition, for those holders of Claims entitled to vote under the Plan, a Ballot for the acceptance or rejection of the Plan is separately enclosed.

                         I. OVERVIEW OF CHAPTER 11 PLAN

   CAPITALIZED TERMS USED THROUGHOUT THIS DISCLOSURE STATEMENT ARE DEFINED IN
       APPENDIX A: "MATERIAL DEFINED TERMS FOR ENRON DISCLOSURE STATEMENT"
                                ATTACHED HERETO.

A.    INTRODUCTION

            Chapter 11 is the chapter of the Bankruptcy Code primarily used for business reorganization. Asset sales, stock sales, and other disposition efforts, however, can also be conducted during a chapter 11 case or pursuant to a chapter 11 plan. Under chapter 11, a company endeavors to restructure its finances such that it maximizes recovery to its creditors. Formulation of a chapter 11 plan is the primary purpose of a chapter 11 case. A chapter 11 plan sets forth and governs the treatment and rights to be afforded to creditors and stockholders with respect to their claims against and equity interests in the debtor. According to section 1125 of the Bankruptcy Code, acceptances of a chapter 11 plan may be solicited only after a written disclosure statement has been provided to each creditor or stockholder who is entitled to vote on the plan. This Disclosure Statement is presented by the Debtors to holders of Claims against and Equity Interests in the Debtors to satisfy the disclosure requirements contained in section 1125 of the Bankruptcy Code.

B.    CHAPTER 11 PLAN

            For a more detailed description of the Plan, refer to Section VI., "Summary of Debtors' Chapter 11 Plan". In addition, the Plan is attached hereto as Exhibit 1: "Chapter 11 Plan".

      1.    PLAN NEGOTIATIONS

            a. CREDITORS' COMMITTEE. Given the diverse creditor body and the myriad of complex issues posed by these Chapter 11 Cases, the Debtors and the Creditors' Committee have spent the past year engaging in analysis and negotiation regarding the terms of a chapter 11 plan and related matters. These discussions focused on a variety of issues, including, but not limited to, (a) maximizing value to Creditors, (b) resolving issues regarding substantive consolidation and other inter-estate and inter-creditor disputes, and (c) facilitating an orderly and efficient distribution of value to Creditors. The Plan represents the culmination of these efforts and reflects agreements and compromises reached, following discussions with the ENA Examiner, among the Debtors and the Creditors' Committee with respect thereto. The Creditors' Committee fully supports the Plan, including the compromises and settlements embodied therein.

            b. ENA EXAMINER

                  (i) ROLE AS PLAN FACILITATOR. The ENA Examiner was appointed, among other things, to serve as a plan facilitator for ENA and its subsidiaries. The ENA Examiner has performed this function by engaging in dialogue with the Debtors, representatives of the Creditors' Committee, and certain parties in interest that assert claims against ENA and its subsidiaries. The ENA Examiner has also performed his role as plan facilitator by filing reports regarding various plan-related issues, such as whether ENA's exclusive right to propose a plan for ENA should be preserved and whether a joint plan involving ENA and the remaining Debtors is appropriate and beneficial from the perspective of ENA's creditors. Refer to Section IV.A.4.a., "ENA Examiner" and Section IV.A.4.b., "ENE Examiner" for further information.

                  (ii) INITIAL PRESENTATION TO THE ENA EXAMINER. In February 2003, the Debtors and representatives of the Creditors' Committee made a detailed presentation to the ENA Examiner and certain Creditors of ENA and its subsidiaries with respect to the concepts underlying the global compromise embodied in the Plan. Using estimated claims and asset values available at that time, the presentation included a broad spectrum of potential estimated creditor recoveries using approximately fifteen different sets of assumptions, including, but not limited to, substantive consolidation of none of the Debtors, substantive consolidation of all of the Debtors, substantive consolidation of discrete groups of Debtors, avoidance of various intercompany transactions, and/or subordination of various intercompany obligations. The alternative scenarios were provided to demonstrate the disparity of results depending upon the ultimate resolution of these contested issues. The presentation explained the history of the due diligence and negotiations between the Debtors and the Creditors' Committee and the need for a consensual resolution of central inter-Debtor issues to conserve the resources of the Debtors' estates and maximize returns to Creditors. While the presentation relied on a number of scenarios to illustrate the complex and potentially disparate results depending upon the base assumptions, the global compromise represents a synthesis of competing concerns and a means for maximizing the value of the Debtors' assets for their Creditors holding Allowed Claims.

                  (iii) ENA EXAMINER'S SUPPORT FOR INITIAL PLAN. Following the presentation in February 2003, the ENA Examiner, representatives of the Creditors' Committee, and the Debtors met repeatedly and continued the exchange of information and discussions regarding the terms of a global compromise that could form the basis of a joint chapter 11 plan for the Debtors. The Debtors and the Creditors' Committee believe that the results of the parties' efforts in this regard were reflected in the compromises and settlements incorporated into the Initial Plan filed on July 11, 2003, which was amended by the First Amended Plan to incorporate various technical modifications. After consultation with certain Creditors of ENA and its subsidiaries, and following his review of the terms of the Initial Plan, in July 2003, the ENA Examiner informed the Debtors and the Creditors' Committee that he believed the compromises and settlements incorporated into the Initial Plan were reasonable, and that the economic treatment to Creditors of ENA and its subsidiaries was fair and worthy of being accepted by such Creditors. The letter signed by the ENA Examiner evidencing his support of the Initial Plan can be found under "Related Documents" at http://www.enron.com/corp/por.

                  (iv) SUBSEQUENT DISPUTE WITH ENA EXAMINER. Beginning in October 2003, the ENA Examiner formally notified the Bankruptcy Court, the Debtors and the Creditors' Committee that he was withdrawing his support for the Initial Plan due to certain misunderstandings between the ENA Examiner, on the one hand, and the Debtors and the Creditors' Committee, on the other hand, regarding the terms of the global compromise including, among others, (i) whether and to what extent the Debtors intended to challenge Enron Guaranty Claims held by Creditors of ENA and its subsidiaries on the basis of constructive fraudulent conveyances and (ii) the allocation of ownership of certain affirmative claims and causes of action that may be commenced by or on behalf of the Debtors' estates against third parties. The ENA Examiner also reported that Creditors of ENA and its subsidiaries believed the post-confirmation governance contained in the Initial Plan might not provide sufficient oversight or monitoring of the Debtors and the Reorganized Debtors from the vantage point of ENA and its Debtor subsidiaries. In an effort to preserve the global compromise, the Debtors, the Creditors' Committee and the ENA Examiner resumed discussions and negotiations over the terms of a joint chapter 11 plan in October and November 2003. At that time, the parties could not reach a mutual understanding and, on November 13, 2003, the Debtors, with the support of the Creditors' Committee, but without the support of the ENA Examiner, filed the Second Amended Plan.

                  (v) NEW COMPROMISE REACHED WITH ENA EXAMINER. After the filing of the Second Amended Plan on November 13, 2003, the Bankruptcy Court suggested that the parties continue to attempt to achieve a global resolution satisfactory to the Debtors, the Creditors' Committee and the ENA Examiner. Following additional negotiations, on December

5, 2003, the Debtors, the Creditors' Committee and the ENA Examiner agreed to modify certain provisions of the previous global compromise and each supports all of the terms and conditions now incorporated in the Plan.

            c. PLAN PRESERVES CENTRAL TERMS OF PRIOR VERSIONS. Notwithstanding the ENA Examiner's withdrawal of support for the compromise embodied in the Initial Plan and the First Amended Plan, the Debtors and the Creditors' Committee elected to incorporate into the Second Amended Plan all of the economic and governance provisions as previously agreed with the ENA Examiner, with certain aspects conditioned on Classes of Guaranty Claims voting to support the Second Amended Plan. The new compromise reached with the ENA Examiner in the Plan preserves many of the central terms of the prior versions of the Plan, including:(1)

                  (i) Recoveries to Creditors holding Allowed Unsecured Claims will be equal to 30% of their recoveries in a modified substantive consolidation scenario plus 70% of their recoveries in a scenario where there is no consolidation;

                  (ii) Holders of Allowed Guaranty Claims will be entitled to participate in the substantive consolidation scenario to the extent of 50% of their Allowed Guaranty Claims;

                  (iii) The net economic equity value of the following assets attributed to ENE on the Debtors' books and records will be reallocated for the benefit of ENA and its Creditors
                        -

                        - the value attributable to Enron Canada (estimated to be approximately $870 million);

                        - fifty percent of the value attributable to CPS (such fifty percent estimated to be approximately $100 million); and

                        - the value attributable to Bridgeline Holdings (estimated to be approximately $40 million).(2)

                  (iv) Distributions to Creditors on account of their Allowed Unsecured Claims will be made from a common currency of pooled assets, except that holders of Allowed Unsecured Claims against ENA


----------

(1) The global compromise does not apply to the Portland Debtors. The description set forth in this summary is qualified in its entirety by the terms and conditions of the Plan.

(2) As part of the global compromise, the preferred equity value attributable to RMTC will remain with ENE.

                        and certain of its subsidiaries(3) will be entitled to receive Cash in lieu of up to $125 million of Plan Securities.(4)

                  (v) Proceeds from avoidance actions involving two Debtors, other than those included in the definition of Litigation Trust Claims or Special Litigation Trust Claims, will be shared 50/50 between the transferor Debtor and the Debtor whose antecedent debt was satisfied.

                  (vi) The ENA Examiner will be consulted with respect to one of the five Persons and the Creditors' Committee will be consulted with respect to four of the five Persons to be appointed by the Debtors to the Board of Directors of Reorganized ENE and, to the extent the Litigation Trust and Remaining Asset Trusts are created, the Litigation Trust Board and the Remaining Asset Trust Boards.

            d. PLAN MODIFIES CERTAIN FEATURES OF PRIOR VERSIONS. The following is a summary description of the principal modifications to the global compromise embodied in the Initial Plan, made as a result of the new compromise with the ENA Examiner and as incorporated in the Plan:

                  (i) At the suggestion of the ENA Examiner, Litigation Trust Claims will be deemed to be assets of ENE and will be defined as all claims and causes of action asserted by or on behalf of the Debtors or the Debtors' estates (i) in the MegaClaim Litigation, (ii) in the Montgomery County Litigation (other than claims and causes of action against insiders or former insiders of the Debtors), and (iii) of the same nature against financial institutions, law firms, accountants and accounting firms, certain of the Debtors' other professionals and such other Entities as may be described in the Plan Supplement. In addition, Litigation Trust Claims will include any and all avoidance actions that have been or may be commenced by or on behalf of the Debtors' estates against the Entities referenced in (i), (ii) and (iii), above. Litigation Trust Claims shall not include or constitute a release of, and in fact do not include or constitute a release of, any claims or causes of action that Entities who are not Affiliates of the Debtors may have against other Entities that are not Affiliates of the Debtors.


----------

(3) Specifically, this election is available to the holders of Allowed General Unsecured Claims against ENA, EPMI, EGLI, EGM, EIM, ENGMC, ENA Upstream, ECTRIC, and ERAC.

(4) Although unrelated to the compromise reached with the ENA Examiner, a similar cash exchange option will be made available for Creditors of ETS pursuant to the TOPRS Stipulation, provided that holders of the ETS Debentures vote to accept the Plan.

                        - As a result of the Litigation Trust Claims being deemed to be assets of ENE, holders of Allowed Intercompany Claim and Allowed Guaranty Claims against ENE will share in any recoveries on Litigation Trust Claims as Creditors of ENE.

                        - Creditors of ENE's subsidiaries without Enron Guaranty Claims will nevertheless share in potential recoveries on Litigation Trust Claims
                              (i) to the extent the value of ENE's assets are conveyed to such Creditor indirectly by virtue of distributions made on account of Allowed Intercompany Claims and (ii) by virtue of ENE's contribution to the modified substantive consolidation scenario that forms the basis of the 30/70 formula for distributions. In addition, the Plan will reallocate a portion of the distributions to be made on account of Allowed Enron Guaranty Claims resulting from recoveries on Litigation Trust Claims in accordance with the following formula: (a) 80% of such distributions will be retained by holders of such Allowed Enron Guaranty Claims and (b) 20% of such distributions will be deemed redistributed to holders of General Unsecured Claims against the subsidiary Debtor that is the primary obligor corresponding to such Allowed Enron Guaranty Claims; provided, however, that, to the extent a holder of an Allowed Enron Guaranty Claim also holds a General Unsecured Claim for the primary obligation against the subsidiary Debtor, such General Unsecured Claim will be excluded from the redistribution under part (b) above.

                  (ii) Special Litigation Trust Claims (consisting of all claims and causes of action, including avoidance actions, commenced by or on behalf of the Debtors or the Debtors' estates against those current or former insiders of the Debtors named as defendants in Montgomery County Litigation and claims of a similar nature against insiders and former insiders) will be deemed to be assets of ENE and treated in the same manner as Litigation Trust Claims.

                  (iii) In the event the Litigation Trust or Special Litigation
                        Trust is created, the Trust Interests will be distributed to holders of Allowed Claims as if the assets contained in such trusts were distributed to holders of Allowed Claims against ENE.

                  (iv) The role of the ENA Examiner will continue as it currently exists in accordance with prior orders of the Bankruptcy Court during the period following Confirmation of the Plan pending the Effective Date. Within 20 days after the Confirmation Date, the ENA Examiner or any Creditor of ENA or its subsidiaries will have the right to file a motion requesting that the Bankruptcy Court define the duties of the ENA Examiner for the period following the Effective Date; provided, however, that if no such pleading is filed within 20 days after the Confirmation Date, the ENA Examiner's role will conclude on the Effective Date.

                        - The agreement by the Debtors and the Creditors' Committee to the foregoing procedural mechanism for continuing the ENA Examiner after the Effective Date will not be deemed to create a presumption that the role of the ENA Examiner should or should not be continued. In addition, in no event will the ENA Examiner's scope be expanded beyond the scope approved by orders of the Bankruptcy Court entered as of the date of the Disclosure Statement Order, except that any order approving an overhead expense methodology for any period following the Confirmation Date will be deemed to be included as within the scope of such orders.

                        - In the event the Bankruptcy Court enters an order defining post-Effective Date duties of the ENA Examiner, the Creditors' Committee will automatically continue to exist to exercise all of its statutory rights, powers and authority until the date the ENA Examiner's rights, powers and duties are fully terminated pursuant to a Final Order. No position taken by the Debtors or the Creditors' Committee (or any party in interest) in opposition to any pleading relating to the ENA Examiner's post-Effective Date duties will result in a limitation of the statutory role of the Creditors' Committee.

                  (v) If the ENA Examiner's role concludes on the Effective Date, the Creditors' Committee will continue to exist after the Effective Date only for the following purposes: (a) to continue prosecuting claims or causes of action previously commenced by it on behalf of the Debtors' estates, (b) to complete other litigation, if any, to which the Creditors' Committee is a party as of the Effective Date (unless, in the case of (a) or (b), the Creditors' Committee's role in such litigation is assigned to another representative of the Debtors' estates, including the Reorganized Debtors, the Litigation Trust or the Special Litigation Trust) and
                        (c) to participate, with the Creditors' Committee's professionals and the Reorganized Debtors and their professionals, on the joint task force created with respect to the prosecution of the Litigation Trust Claims pursuant to the terms and conditions and to the full extent agreed between the Creditors' Committee and the Debtors as of the date of the Disclosure Statement Order.

            e. CHALLENGES TO CERTAIN CLAIMS BASED ON ENE GUARANTIES AND TO CERTAIN LARGE ENA CLAIMS. In connection with its review of potential avoidance actions, the Debtors and the Creditors' Committee reviewed whether any Claims based on guaranties are susceptible to challenge. In determining which claims and causes of action to pursue, the Debtors reviewed and analyzed many factors regarding the guaranties, including, among other things, the potential exposure, the date of issuance or amendment, the total volume of guaranties, the number of guaranties issued during a particular time period, and the timing and nature of the underlying guaranteed transactions. The Debtors consulted with the Creditors' Committee regarding their analysis of the guaranties and the potential avoidance of such guaranties. Moreover, in the context of negotiating the global compromise, the ENA Examiner noted that, if there was a wholesale challenge to Creditors holding Guaranty Claims, then it might undermine his support for the settlements contained in the Plan and the Debtors' ability to gain acceptances of the Plan. Consequently, in light of the ENA Examiner's observation, and the review and analysis undertaken by the Debtors, the Debtors and the Creditors' Committee determined to challenge as constructive fraudulent transfers only those Guaranty Claims that arose from a guaranty or an amendment to a guaranty executed and delivered during the one year period prior to the Initial Petition Date.

            Pursuant to fraudulent transfer laws permitting the Debtors to avoid obligations incurred in exchange for less than reasonably equivalent value, the Debtors timely commenced actions, or obtained tolling agreements from intended defendants, to challenge Claims against ENE predicated upon guaranties issued, amended or replaced during the one-year period preceding the Initial Petition Date. The Debtors estimate that Guaranty Claims meeting the above criteria represent less than one-third in amount of all Claims based upon guaranties executed by ENE. Unless the statute of limitations was consensually tolled by agreement with a potential defendant, any and all constructive fraudulent transfer challenges to Claims based on guaranties executed by ENE were commenced by adversary proceedings filed on or before December 2, 2003. The Debtors have agreed not to assert constructive fraudulent transfer as a basis for objection to such Claims under section 502(d) of the Bankruptcy Code unless an affirmative action was or is timely filed.

            Pursuant to the Plan, the Debtors will offer an opportunity to compromise and settle any constructive fraudulent transfer actions commenced with respect to Claims against ENE predicated upon guaranties issued, amended or replaced during the one-year period preceding the Initial Petition Date. Creditors whose Claims have been so challenged will have the option of accepting a discount to the allowed amount of such Claims at varying percentages based upon the proximity of the execution of the guaranty to the Initial Petition Date. In addition, following discussions with the ENA Examiner, the Debtors determined not to challenge, on constructive fraudulent transfer grounds, guaranties issued with respect to the London Prepay, the Citibank/Delta Prepays described in Section III.F.12., "Citibank/Delta Prepays", the Mahonia Prepaid Forward Contracts described in Section III.F.34., "Mahonia

Prepaid Forward Contracts", and the Yosemite and Credit Link Notes described in
Section III.F.51., "Yosemite and Credit Linked Notes".(5)

            Moreover, following discussions with the ENA Examiner, efforts to reconcile large disputed ENA Claims will be expedited. The Debtors and the Creditors' Committee agreed to commence any challenges and to file and serve any objections to (i) twenty (20) of the largest Claims against ENA, as defined in a list to be provided by the ENA Examiner no later than the Confirmation Date, no later than fifty (50) days following the Confirmation Date and (ii) Claims asserted in connection with (A) the Apache/Choctaw financing transaction (refer to Section III.F.3., "Apache/Choctaw" for a description), (B) the Yosemite and Credit Linked Notes financing transaction (refer to Section III.F.51.,"Yosemite and Credit Linked Notes" for a description), and (C) the Zephyrus/Tammy financing transaction (refer to Section III.F.52., "Zephyrus/Tammy" for a description) no later than twenty (20) days following the Confirmation Date, unless either or both such deadlines are extended for cause upon motion by the Debtors on notice to the Creditors' Committee and the Creditors holding such Claims.

            With respect to the Apache/Choctaw and Zephyrus/Tammy financing transactions, the Debtors continue to investigate the basis for objecting to the Claims asserted in connection with these transactions, but are not prepared or required at the time of this Disclosure Statement to assert claims, causes of action or objections to the Claim. In the future, however, the Debtors may pursue or compromise any valid claims, causes of action, and objections to the Claims asserted in connection with these transactions.

      2.    BASIS FOR GLOBAL COMPROMISE EMBODIED IN THE PLAN

            The Plan incorporates various inter-Debtor, Debtor-Creditor and inter-Creditor settlements and compromises designed to achieve a global resolution of these Chapter 11 Cases. Thus, the Plan is premised upon a settlement, rather than litigation, of these disputes. The settlements and compromises embodied in the Plan represent, in effect, a linked series of concessions by Creditors of every individual Debtor in favor of each other. The agreements are interdependent. The following description of the global compromise is qualified in its entirety by the full text of the Plan.

            To reach the global compromise, the Debtors and the Creditors' Committee considered, among other things, the most significant inter-estate disputes (including, without limitation, certain issues between ENE and ENA), the issue of substantive consolidation, and the cost and delay that would be occasioned by full-blown estate-wide litigation of such issues. In proposing the Plan, the Debtors are offering a non-litigation solution to Creditors. This solution, which the Debtors and the Creditors' Committee believe fairly reflects the risks of litigation, will reduce the duration of these Chapter 11 Cases and the expenses attendant to protracted disputes. While a litigated outcome of each of these issues might differ from the result produced by the Plan itself, the Debtors and the Creditors' Committee believe that, if the issues resolved by the Plan were litigated to conclusion, these Chapter 11 Cases would be prolonged for, at a minimum,


----------

(5) Refer to Section IV.C.1.b(i)., "Enron Corp. and Enron North America Corp. v. Citigroup, Inc, et al. (Adv. No. 03-09266, U.S. Bankruptcy Court, Southern District of New York, Manhattan DIVISION)" for information regarding the MegaClaim Litigation in which these guaranties are challenged on other grounds.

an additional year, and probably much longer. In that regard, it is important to bear in mind that the professional fees incurred in these Chapter 11 Cases, even without such estate-wide litigation, have been approximately $330 million per year.

            There are several components of the global compromise, including, but not limited to, (i) settlement of the issue of substantive consolidation of the Debtors' estates, (ii) the use of a common currency (referred to as Plan Currency) to make distributions under the Plan, (iii) the treatment of Intercompany Claims and resolution of other inter-estate issues, (iv) the resolution of certain asset ownership disputes between ENE and ENA, (v) the resolution of inter-estate issues regarding rights to certain claims and causes of action, (vi) the treatment of Allowed Guaranty Claims, and (vii) a reduction in the administrative costs post-confirmation. Each of these components is discussed below.

            A. ISSUE OF SUBSTANTIVE CONSOLIDATION. Substantive consolidation is a judicially created equitable remedy whereby the assets and liabilities of two or more entities are pooled, and the pooled assets are aggregated and used to satisfy the claims of creditors of all the consolidated entities. Typically, substantive consolidation eliminates intercompany claims and any issues concerning ownership of assets among the consolidated entities, as well as guaranty claims against any consolidated entity that guaranteed the obligations of another consolidated entity. As explained in Union Savings Bank v. Augie/Restivo Baking Co. (In re Augie/Restivo Baking Co.), 860 F.2d 515, 518 (2d Cir. 1988), the "sole purpose of substantive consolidation is to ensure the equitable treatment of all creditors." The federal court of appeals with jurisdiction over these Chapter 11 Cases has articulated a two-fold, disjunctive test for substantive consolidation: (i) whether creditors dealt with the entities as a single economic unit and did not rely on their separate identity in extending credit such that consolidation is fair from the vantage point of creditor expectations, taking into account any prejudice to particular creditors resulting from the consolidation, or (ii) whether the assets and liabilities of the entities in question are sufficiently entangled such that the process of untangling them would be so time-consuming and costly that it is not in the interest of the creditors to complete that process. Whether substantive consolidation is appropriate in a given case requires an intensive analysis of the facts pertaining to each entity proposed to be consolidated, including, but not limited to, the relationships and transactions among the entities in question and each entity's disclosures to and transactions with creditors.

            Following the Initial Petition Date, pursuant to a confidentiality and non-waiver of privilege agreement between the Debtors and the Creditors' Committee, the Debtors and the Creditors' Committee undertook a joint diligence process to ascertain whether substantive consolidation would be an appropriate remedy for some or all of the Debtors in these Chapter 11 Cases. As part of this process, the Debtors and the Creditors' Committee each reviewed and considered the Debtors' books and records, public filings, key contracts, and other documents, as well as the facts and legal theories underlying various related inter-estate issues. In addition, they conducted numerous joint interviews of current and former employees, analyzed the relevant legal standards, and evaluated the relationships between certain of the Debtors and their largest Creditors. In response to Creditors' requests, and as ordered by the Bankruptcy Court, in September 2002, the Creditors' Committee established an Internet database to provide Creditors who are not members of the Creditors' Committee with restricted access to copies of many of the documents reviewed as part of the Creditors' Committee's substantive consolidation investigation.

            Through this process, the Debtors and the Creditors' Committee concluded that, for each of the Debtors, there are relevant facts weighing both for and against substantive consolidation. Among the many facts considered relevant to the substantive consolidation analysis, there are certain universal or nearly universal facts regarding the Debtors, including, but not limited to, the following:

                  (i) each of the Debtors was able to prepare and file separate Schedules listing their prepetition assets and liabilities;

                  (ii) separate books and records were maintained for each of the Debtors prepetition;

                  (iii) prepetition, a consolidated federal tax return was filed including most of the Debtors, but, to the extent applicable, individual state tax returns were prepared and filed for each of the Debtors;

                  (iv) prepetition, each of the Debtors observed corporate formalities including conducting periodic board meetings and annual shareholder meetings; however, other than the meetings held for ENE, the vast majority of these meetings were by written consent, rather than through in-person meetings involving debate and discussion;

                  (v) for substantially all of the Debtors, overlap existed as to the officers and directors of each Debtor and the officers and directors of other Debtors;

                  (vi) substantially all of the Debtors directly or indirectly participated in the centralized cash management system maintained by ENE prepetition;

                  (vii) substantially all of the Debtors received direct or indirect prepetition credit support from ENE through intercompany loans (whether directly to the Debtor or indirectly to the Debtor through the Debtor's parent(s)), guaranties, indemnities, total return swaps or other means of support;

                  (viii) with very few exceptions, prior to the Initial Petition Date, none of the Debtors disseminated financial information to creditors or potential creditors or otherwise made such information available other than the consolidated financial statements for ENE and its subsidiaries;

                  (ix) of the Debtors, ENE was the only entity with a credit rating by the major domestic rating agencies and ENA became unable to continue its business operations upon the downgrade of ENE's credit rating;

                  (x) although some costs were allocated to subsidiaries, prepetition, ENE absorbed substantial overhead costs for most (if not all) of the Debtors;

                  (xi) substantially all of the Debtors utilized ENE's centralized services for risk management, insurance procurement, legal, benefits and similar services;

                  (xii) although the internal transaction approval process for all of the Debtors did not expressly require approval of the board of the entity engaged in the transaction, it did require, depending on the dollar amount and type of transaction, approval by the head of the applicable business unit (who might not be an officer or director of that entity), the head of the applicable business segment (who might not be an officer or director of that entity), the Office of the Chair of ENE, and/or the Board of Directors of ENE; and

                  (xiii) Enron accounting policies permitted non-cash settlements and novations of intercompany obligations by allowing subsidiaries to either (1) transfer their intercompany receivables owed by other subsidiaries to ENE, in exchange for a receivable from ENE or (2) transfer their intercompany payables owed to other subsidiaries to ENE with ENE assuming the obligation, in exchange for a payable owed by the subsidiary to ENE. After the completion of a non-cash settlement, the entity with the original payable would have a payable to ENE and ENE would have a payable to the other subsidiary. The entity with the original receivable from a subsidiary of ENE would have a receivable from ENE. For example, if EGM had a $1 million receivable from ENA, EGM would exchange its receivable from ENA for a $1 million receivable from ENE and ENA would exchange its payable to EGM for a $1 million payable to ENE. This would leave ENA with no liability to EGM (and EGM no receivable from ENA); ENA would have a $1 million payable to ENE and ENE would have a $1 million payable to EGM.

            In addition, while there do not appear to be facts to support a finding of pervasive hopeless entanglement the Debtors and the Creditors' Committee each concluded that there was extensive entanglement between some or all of the Debtors arising principally from Intercompany Claims. Refer to Appendix N: "Intercompany Value Flow Analysis" for information regarding significant value flows between the various Debtors in satisfaction of Intercompany Claims. Of the most significant Intercompany Claims depicted in Appendix N: "Intercompany Value Flow Analysis", approximately $19.5 billion of Intercompany Claims are owed to ENE by various Debtors (for a total of $3.9 billion estimated to be received or allocated in distributions under the Plan) and approximately $13.5 billion of Intercompany Claims are owed to ENA by various Debtors (for a total of approximately $2.3 billion estimated to be received or allocated in distributions under the Plan). This intercompany entanglement among Debtors can be illustrated, for example, by the fact that ENA is ENE's single largest Creditor and ENA's Claim against ENE is ENA's single largest asset. Similar intercompany entanglement exists among Debtors within particular business units, such as Retail Services and the Wind Businesses, which entanglement often extends to include ENE as such business units often operated on a negative cash flow basis and relied heavily on significant cash infusions from ENE (recorded by both Debtors as intercompany loans) to maintain their business operations. In each of the examples described above and generally under the Plan, distributions to the Creditors of a given Debtor necessarily depend in large part on what that Debtor recovers on its Intercompany Claims. Refer to Appendix N: "Intercompany Value Flow Analysis" for additional information.

            The foregoing provides a brief summary of the facts weighing both for and against substantive consolidation. In addition, Appendix M: "Substantive Consolidation

Analysis" contains a more detailed listing of common facts relevant to this analysis. While there are additional relevant facts applicable to most of the Debtors, there are also extensive entity-specific facts. Because of the complexity of these Chapter 11 Cases and the fact-intensive nature of the inquiry, it is impossible to include an exhaustive analysis of these issues for each and every Debtor. The overwhelming incidence of common facts relevant to this analysis provides the basis for inclusion of all of the Debtors (other than the Portland Debtors) in the Plan compromise.

            In fact, given the extent and difficulty of the relevant factual and legal issues, in an effort to resolve the numerous inter-estate issues without protracted and expensive litigation, the Debtors and the Creditors' Committee forged a global compromise and settlement predicated upon a negotiated formula, as a proxy for resolving all such issues, distributing value to Creditors based on hypothetical cases of substantive consolidation and no substantive consolidation. Specifically, under the global compromise of numerous inter-estate issues embodied in the Plan, except with respect to the Portland Debtors, distributions of Plan Currency will be made on account of Allowed General Unsecured Claims, Allowed Guaranty Claims, and Allowed Intercompany Claims based on agreed percentages being applied to two scenarios for making distributions: (i) substantive consolidation of all of the Debtors or (ii) substantive consolidation of none of the Debtors. Accordingly, for example, subject to certain adjustments described below, a holder of an Allowed General Unsecured Claim (except a holder of an Allowed General Unsecured Claim against the Portland Debtors) will receive the sum of (a) 30% of the distribution such Creditor would receive if the Debtors' estates, other than the estates of the Portland Debtors, were substantively consolidated but notwithstanding such substantive consolidation, one-half of Allowed Guaranty Claims were included in such calculation and (b) 70% of the distribution such Creditor would receive if the Debtors were not substantively consolidated. As noted, the 30/70 weighted average is not a precise mathematical quantification of the likelihood of substantive consolidation of each Debtor into each of the other Debtors, but, instead, a negotiated approximation of the likely recoveries if numerous inter-estate issues, including substantive consolidation, were litigated to judgment as to all Debtors.

            b. PLAN CURRENCY. As a general rule, absent substantive consolidation, the creditors of a given debtor may recover only from the assets of such debtor. In the event of substantive consolidation, the creditors of each of the consolidated entities recover from the pooled assets of all of the consolidated entities.

            In light of the global compromise and the settlement of inter-estate issues, the actual consideration to be distributed on account of Allowed General Unsecured Claims, Allowed Guaranty Claims and Allowed Intercompany Claims will be derived from a common pool consisting of a mixture of Creditor Cash, PGE Common Stock, CrossCountry Common Equity, and Prisma Common Stock (collectively, "Plan Currency").(6) Generally, for purposes of


----------

(6) It should be noted that, in the event that the Litigation Trust or Special Litigation Trust is created, Plan Currency will not include interests in the Litigation Trust and Special Litigation Trust. In the event that the Remaining Asset Trusts are created, however, interests in such trusts will be valued at the projected realizable value for the assets contained therein and, accordingly, will be included as a component of Plan Currency pending their distribution to Creditors in the form of Cash. Refer to VII.C.2., "The Remaining Asset Trusts" for further information regarding the Remaining Assets Trusts.

making distributions to Creditors of each of the Debtors (except the Portland Debtors), a portion of Plan Currency is allocated to each Debtor following application of the 30/70 weighted average reflecting the likelihood of substantive consolidation. Each Debtor's allocated portion of Plan Currency is referred to in the Plan as the Distributive Assets attributable to such Debtor. For illustrative purposes, Appendix P: "Components of Distributions Under the Plan" sets forth, among other things, the components of the estimated distribution on a hypothetical Allowed General Unsecured Claim of $1,000,000 and a hypothetical Allowed Guaranty Claim of $1,000,000 against each of the Debtors.

            Pursuant to the Plan, if the Litigation Trust and Special Litigation Trusts are to be formed, then (a) on or after the Effective Date, if the board of directors of Reorganized ENE and, unless previously dissolved, the Creditors' Committee determine that the aggregate distributions of Plan Currency and Trust Interests (to the extent either or both trusts are formed) equal one hundred percent (100%) of the Allowed Claims of more senior classes and would thus permit distributions to be made to holders of Allowed Subordinated Claims, Enron Preferred Equity Interests and/or Enron Common Equity Interests, then the Debtors or Reorganized Debtors, as the case may be, shall modify the Plan to provide for such distributions to be made, and (b) within thirty days following the creation of either trust, the Litigation Trust Board and Special Litigation Trust Board, as may be applicable, shall inform the applicable trustee of the value of the assets transferred to the trust.

            With respect to Creditors of ENA and certain of its subsidiaries(7) and the holders of TOPRS, an additional portion of Cash will be made available by ENE under the Plan to such Creditors, and they may elect to accept this additional Cash in lieu of an equal value of Plan Securities. To the extent that they make this election, it will reduce the Cash and increase the PGE Common Stock, CrossCountry Common Equity and Prisma Common Stock available to ENE's creditors.

            c. INTERCOMPANY CLAIMS. Typically, substantive consolidation eliminates all intercompany claims among the consolidated entities. In contrast, without substantive consolidation, such intercompany claims may either be treated pari passu with similarly situated third-party claims, subordinated to third-party claims or re-characterized as equity contributions. Moreover, absent substantive consolidation, each debtor may seek to disallow a given intercompany claim or to affirmatively recover on various claims or causes of action against another debtor.

            Prior to the Initial Petition Date, the Debtors maintained a complex corporate structure consisting of thousands of entities, which, in the aggregate, engaged in millions of inter-company transactions in the years leading to the bankruptcy filings.(8) The myriad of


----------

(7) Specifically, this election is available to the holders of Allowed General Unsecured Claims against ENA, EPMI, EGLI, EGM, EIM, ENGMC, ENA Upstream, ECTRIC, and ERAC.

(8) For information regarding intercompany claims between the Debtors and their affiliates, refer to Appendix C: "Estimated Assets, Claims and Distributions" and Appendix N: "Intercompany Value Flow Analysis", as well as the Debtors' Schedules which are available at http://www.enron.com/corp/por and Claims filed against the Debtors, which may be viewed at http://www.bsillc.com.

prepetition intercompany claims arose from a variety of transactions, including, but not limited to, payables and receivables resulting from the centralized cash management system, asset transfers, and agreements regarding services and operations.

            As discussed above in Section I.B.2.a., "Issue of Substantive Consolidation", because of the scope and breadth of the intercompany transactions between the Debtors, there is some degree of inescapable entanglement. Appendix N: "Intercompany Value Flow Analysis" provides a depiction of certain instances of this intercompany entanglement for illustrative purposes. From the inception of these Chapter 11 Cases, the Debtors and the Creditors' Committee have been investigating certain of the most significant of these transactions to determine whether any challenges could be brought by or on behalf of any of the Debtors' estates against any other Debtor's estate, and whether the relative impact to Creditor recoveries that could be occasioned by such challenge, if successful, would warrant litigation. Under the global compromise, except with respect to the Portland Debtors, Debtors holding Allowed Intercompany Claims (i.e., accounts and notes owed by one Debtor to another Debtor) will receive 70% of the distribution such Debtor would receive if the Debtors were not substantively consolidated. As the 30% scenario is based on the hypothetical substantive consolidation of all Debtors, no distribution will be made on Intercompany Claims under this scenario.

            All other potential inter-Debtor remedies, such as the potential disallowance, subordination, or re-characterization of Intercompany Claims, and certain affirmative claims or causes of action against any other Debtor, will be waived. Given the sheer volume of intercompany transactions, in an effort to conserve the estates' resources and expedite the Plan process, neither the Debtors nor the Creditors' Committee have conducted detailed diligence or analysis regarding each and every potential inter-Debtor cause of action or remedy being waived by the Debtors under the Plan. These inter-Debtor waivers were negotiated as an integral part of the global compromise in order to ensure that the efficient resolution of these Chapter 11 Cases would not be jeopardized by ongoing inter-estate disputes. These waivers will not affect, however, the Debtors' ability to pursue third parties (including non-Debtor affiliates) on any claims, causes of action, or challenges available to any of the Debtors in the absence of substantive consolidation, including any avoidance actions or defenses to setoff for lack of mutuality. Similarly, for purposes of litigation commenced by the Debtors against third parties, these waivers and compromises respecting Intercompany Claims will not constitute a judicial finding that can be used by or against any of the parties to such litigation that any particular Intercompany Claims are valid debt obligations as opposed to equity contributions or dividends.

            The amount of each of the Allowed Intercompany Claims is set forth on Exhibit F to the Plan. Adjustments to the allowed amount of Intercompany Claims set forth on Exhibit F to the Plan may be made only to reflect (a) Allowed Claims, other than Guaranty Claims, arising from a Debtor satisfying, or being deemed to have satisfied, the obligations of another Debtor (e.g., where a Debtor may be subrogated to the rights of a third-party Creditor), (b) Allowed Claims arising under section 502(h) of the Bankruptcy Code against a Debtor solely to the extent that such Debtor does not receive a full recovery on a voided transfer due to the compromise of ownership of certain multiple-Debtor claims and causes of action (i.e., where the net proceeds realized from voided preferences are shared equally by ENE and the subsidiary Debtor whose antecedent debt was satisfied) and (c) Allowed Claims arising from the rejection of written executory contracts or unexpired leases between or among the Debtors, other than with respect to certain rejection damages arising from trading contracts between or among the Debtors or their wholly owned Affiliates as described in Section 34.3 of the Plan. The methodology or procedure to be utilized for making such adjustments to Intercompany Claims will be agreed upon by the Debtors, the Creditors' Committee and the ENA Examiner and will be set forth in the Plan Supplement. The Plan Supplement will also contain an updated Exhibit F to the Plan, to the extent any such adjustments are made pursuant to such methodology or procedure subsequent to the date of the Disclosure Statement Order, and will also contain a range of possible adjustments to reflect potential Claims that may arise from the rejection of written executory contracts or unexpired leases between or among the Debtors as described in Section 1.21(c) of the Plan.

            With respect to adjustments that may be made to the amount of Intercompany Claims listed on Exhibit F to the Plan to reflect Allowed Claims described in Sections 1.21(a) of the Plan, the Debtors are unable to predict the magnitude of potential adjustments with any degree of certainty because the issue of subrogation or similar doctrines is expected to arise in the context of global settlements with Creditors asserting Claims against multiple Debtors. The ability to obtain such settlements is highly speculative. Significantly, Creditors should be aware that any such adjustments made to the amount of Intercompany Claims would not negatively impact projected recoveries described in the Disclosure Statement because the increase in the amount of Intercompany Claims, if any, would correlate to Claims that would otherwise have been allowed in favor of a third-party Creditor. Similarly, with respect to adjustments that may be made to the amount of Intercompany Claims listed on Exhibit F to the Plan to reflect Allowed Claims described in Section 1.21(b) of the Plan, the Debtors are unable to predict the magnitude of potential adjustments resulting from section 502(h) of the Bankruptcy Code with any degree of certainty due to the speculative nature of the outcome of multiple-Debtor avoidance actions. In any event, the economic impact to Creditors for any such adjustment to Intercompany Claims would be outweighed by the recovery allocated equally to each of the Debtors on account of such avoidance action.

            d. ASSET OWNERSHIP DISPUTES BETWEEN ENE AND ENA. Substantive consolidation eliminates any issues concerning ownership of assets among the consolidated entities. Absent substantive consolidation, these issues would remain and require resolution either through negotiation or litigation.

            Certain inter-estate disputes exist between ENE and ENA regarding their respective equity interests in (and attendant right to sale proceeds of or dividends from) various entities. The most significant disputes involve a shift in the beneficial economic interest in Enron Canada, RMTC and CPS(9). In 2000 and 2001, the Enron Companies entered into two financing transactions - Slapshot and Valhalla - that resulted in a shift of economic interest in Enron Canada and RMTC from ENA to ENE. These transactions generated substantial intercompany charges, which, if paid in full, would have had a neutral impact on ENA and ENE. However, these intercompany claims will not be paid in full under the Plan. In addition, Slapshot created a cloud over the beneficial ownership of CPS, by altering ENE's unambiguous beneficial ownership to a potentially shared ownership with ENA. Refer to Section I.,


----------

(9) In a corporate reorganization in January 2003, substantially all of the assets and liabilities of Compagnie Papiers were transferred to CPS. CPS is an indirect, wholly owned subsidiary of Compagnie Papiers.

"Overview of Chapter 11 Plan" for a summary of the Plan, Section III.F.49., "Valhalla" for a description of Valhalla and Section III.F.45., "Slapshot" for a description of Slapshot.

            In addition, as a consequence of the centralized cash management system utilized by the Enron Companies, as well as the procedures followed for the concentration of Bridgeline Holdings' receipts and disbursements, intercompany accounts among ENE, ENA and Bridgeline Holdings were generated. Shortly before the Initial Petition Date, these intercompany accounts were settled through adjusting intercompany book entries rather than through the payment of cash. The adjustments to the intercompany accounts regarding Bridgeline resulted in a transfer of value from ENA to ENE.

            The Debtors and the Creditors' Committee believe there are factual and legal issues arising from the relative impact of these transactions on ENE and ENA, including whether all or part of these transactions should be avoided, unwound or otherwise challenged, and the treatment of any intercompany claims or equity interests related thereto. Some of those issues favor ENE, while others favor ENA and its subsidiaries.

            Following extensive discussions and negotiation with the ENA Examiner, rather than litigate these and related issues, the Debtors, the Creditors' Committee and the ENA Examiner agreed to a compromise of these inter-Debtor disputes wherein, for purposes of calculating distributions pursuant to the Plan, the net economic ownership of certain assets would be reallocated. The Debtors and the Creditors' Committee believe that, even if meritorious, such litigation would potentially produce additional prepetition unsecured Intercompany Claims and not a transfer of ownership of such assets. Nevertheless, the Debtors and the Creditors' Committee agreed to a negotiated transfer of asset ownership as a further proxy for the resolution of all inter-estate issues. Specifically, the global compromise incorporates an agreement whereby: (i) the net economic equity value of Enron Canada will be deemed to be an asset of ENA, (ii) the net economic preferred equity value of RMTC will be deemed to be an asset of ENE, (iii) 50% of the net economic equity value of CPS will be deemed to be an asset of ENE and 50% will be deemed to be an asset of ENA, and (iv) the net economic equity value of Bridgeline Holdings will be deemed to be an asset of ENA. It should be noted that this allocation of the net economic ownership assumes that it is ultimately determined or otherwise agreed that the value in CPS constitutes property of the Debtors' estates. Refer to Section IV.C.1.f(iii)(A)., "Mizuho Corporate Bank, Ltd., as successor to the Industrial Bank of Japan, Limited and Banco Bilbao Vizcaya Argentaria S.A. v. Enron Corp. Hansen Investments Co. and Compagnie Papiers Stadacona" regarding an adversary proceeding filed as to entitlement to the proceeds of a sale, if any, of Compagnie Papiers.(10)

            e. OWNERSHIP OF CERTAIN CLAIMS AND CAUSES OF ACTION. As a general rule, absent substantive consolidation, any inter-estate issues regarding rights to and interests in claims and causes of action against third parties must be resolved either by negotiation or litigation among the estates. In contrast, if the estates are substantively consolidated, then the


----------

(10) In a corporate reorganization in January 2003, substantially all of the assets and liabilities of Compagnie Papiers were transferred to CPS. CPS is an indirect, wholly owned subsidiary of Compagnie Papiers.

recoveries from any such claims or causes of action are pooled for the benefit of the creditors of all of the consolidated entities.

                  (i)   SINGLE-DEBTOR CLAIMS AND CAUSES OF ACTION

            Many of the Debtors hold claims or causes of action against third parties where there is no dispute as to the particular Debtor that owns such claims or causes of action. Such claims include, for example, actions where a Debtor had the exclusive course of dealing with the defendant or made a potentially avoidable transfer to satisfy its own obligation. Pursuant to the Plan, each Debtor will retain the benefits of its single-Debtor claims or causes of action for its respective Creditors, subject to the 30/70 formula.

                  (ii)  MULTIPLE-DEBTOR CLAIMS AND CAUSES OF ACTION

            In other instances, which of the Debtors holds rights and interests in claims and causes of action is less clear and is the subject of potential dispute. For example, two Debtors may share a claim or cause of action, including a voidable preference where one Debtor made a potentially avoidable transfer to satisfy the obligations of one or more other Debtors. In order to eliminate inter-estate disputes regarding the ownership of such avoidance actions, pursuant to the global compromise in the Plan, such claims will be jointly prosecuted by each of the Debtors that could assert a cause of action on account of the subject transfer. Any preferential transfers made by ENE to or for the benefit of a direct or indirect subsidiary's creditors would be deemed owned equally by ENE and the subsidiary whose antecedent debt was satisfied. Pursuant to the Plan, the net proceeds realized from such litigation (whether by settlement or judgment) will be allocated equally between each of the plaintiff-Debtors. In addition, to the extent that a Claim arising under section 502(h) of the Bankruptcy Code is allowed solely against ENE or the relevant subsidiary as a result of the voided transfer, an adjustment will be made to the amount of Intercompany Claims, as reflected on Exhibit F to the Plan, between ENE and such subsidiary pursuant to a methodology or procedure agreed upon by the Debtors, the Creditors' Committee and the ENA Examiner, and as set forth in the Plan Supplement.

                  (iii) LITIGATION TRUST CLAIMS AND SPECIAL LITIGATION TRUST
                        CLAIMS

            Although, arguably, all of the Debtors could potentially assert an interest in certain claims and causes of action against third parties that allegedly harmed ENE and its direct and indirect subsidiaries as a whole, a precise allocation of such claims and causes of action among the Debtors is impossible to achieve. At the suggestion of the ENA Examiner, as part of the compromise embodied in the Plan, the Litigation Trust Claims and Special Litigation Trust Claims will be deemed owned by ENE, subject to the 30/70 formula, notwithstanding the inclusion of other Debtors as plaintiffs in such actions. The Debtors or the Creditors' Committee have already commenced certain such actions, including the MegaClaim Litigation and the Montgomery County Litigation. Refer to Section IV.C.1.b(i)., "Enron Corp. and Enron North America Corp. v. Citigroup, Inc, et al. (Adv. No. 03-09266, U.S. Bankruptcy Court, Southern District of New York, Manhattan Division)" for a summary of the MegaClaim Litigation. Refer to Section IV.C.1.a(iii)., "The Official Committee of Unsecured Creditors of Enron Corp. et al. v. Fastow et al. (No. 02-10-06531-CV, 9th Judicial District Court, Montgomery County, Texas; removed to U.S. District Court, Southern District of Texas, Houston Division, No. 02-3939)" for
a summary of the Montgomery County Litigation. These pending actions, as well as others that allege similar harms (including other claims of the same nature against financial institutions involved in the prepetition financing of the Debtors, insiders, auditors, other professionals or advisors and other parties) will be deemed to be Assets of ENE for the benefit of holders of Allowed Unsecured Claims against ENE (including Allowed Intercompany Claims against ENE and Allowed Enron Guaranty Claims).

            Litigation Trust Claims shall not include or constitute a release of, and in fact do not include or constitute a release of, any claims or causes of action that Entities who are not Affiliates of the Debtors may have against other Entities that are not Affiliates of the Debtors. In the event the Litigation Trust or Special Litigation Trust is created, the Trust Interests will be distributed to holders of Allowed Unsecured Claims as if the assets of such trusts were owned by Creditors of ENE. In determining whether to establish the Litigation Trust and the Special Litigation Trust, all circumstances relevant to maximizing recoveries will be taken into account, including, without limitation, whether the income tax attributable to settlement of, or recoveries on, the Litigation Trust Claims and the Special Litigation Trust Claims is likely to be reduced by creating such trusts.

            If a compromise and settlement of, or a Final Order with respect to, a Litigation Trust Claim or a Special Litigation Trust Claim provides for the waiver, subordination or disallowance of a defendant's Claim or Claims against a Debtor other than ENE, such waived, subordinated or disallowed Claim(s) will be deemed allowed at the lesser of (a) the "Estimated Allowed Amount" of such Claim on the Debtors' claim management system (as reflected in the Distribution Model) and (b) the filed proof of claim in respect of such Claim, and such distribution will be assigned to ENE; provided that if such proof of claim is filed as contingent or unliquidated, or at zero dollars, the Claim will be allowed at the "Estimated Allowed Amount."(11) The Plan therefore provides for the economic benefits realized from Litigation Trust Claims and Special Litigation Trust Claims to be allocated to ENE for further distribution under the Plan independent of whether the recoveries are realized in cash or through waiver, subordination or disallowance of Claims.

            f. GUARANTY CLAIMS. In a case where total substantive consolidation has been ordered, any claim against multiple debtor entities for the same liability, whether joint, primary or secondary (including guaranty claims), is typically deemed to constitute one claim to be satisfied out of the pool of assets. Some courts, however, have made exceptions in those situations where a creditor can demonstrate that it extended credit in reliance on its ability to collect from two distinct entities.

            Under the global compromise negotiated, an exception to the 30/70 formula will be made for Creditors holding Guaranty Claims. In addition to what a Creditor with a Guaranty Claim may receive on account of its Allowed General Unsecured Claim, such Creditor would receive, on account of its corresponding Allowed Guaranty Claim, a distribution that includes (i) 70% of the distribution such holder would receive if the Debtors were not substantively


----------

(11) The Creditors' Committee and the ENA Examiner will be entitled to review and raise any issues of concern if any modifications are made after December 1, 2003 to the "Estimated Allowed Amount" of Claims reflected in the Debtors' claims management system.

consolidated and (ii) 30% of the distribution such holder would receive if all of the Debtors' estates, other than the estate of the Portland Debtors, were substantively consolidated, but, notwithstanding such substantive consolidation, one-half of all Allowed Guaranty Claims (including such Creditors' Guaranty Claim) were recognized in such calculation.

            g. POST-CONFIRMATION ADMINISTRATION. As part of the global compromise under the Plan, the governance and oversight of these Chapter 11 Cases will be streamlined. On the Effective Date, a five-member board of directors of Reorganized ENE will be appointed, with four of the directors to be designated by the Debtors after consultation with the Creditors' Committee and one of the directors to be designated by the Debtors after consultation with the ENA Examiner. Section 1129(a)(5) of the Bankruptcy Code requires that, to confirm a chapter 11 plan, the plan proponent disclose the identity and affiliations of the proposed officers and directors of the reorganized debtors; that the appointment or continuance of such officers and directors be consistent with the interests of creditors and equity security holders and with public policy; and that there be disclosure of the identity and compensation of any insiders to be retained or employed by the reorganized debtors. 11 U.S.C.
Section 1129(a)(5). The Debtors intend to file such information five days prior to the Ballot Date. In the event that, during the period from the Confirmation Hearing up to and including the Effective Date, circumstances require the substitution of one (1) or more persons selected to serve on the board of directors of Reorganized ENE, the Debtors will file a notice thereof with the Bankruptcy Court and, for purposes of section 1129 of the Bankruptcy Code, any such replacement person will be deemed to have been selected and disclosed prior to the Confirmation Hearing. The terms and manner of selection of the directors of each of the other Reorganized Debtors will be as provided in the Reorganized Debtors Certificate of Incorporation and the Reorganized Debtors By-laws, as the same may be amended.

            The ENA Examiner will (i) cease his routine reporting duties, unless otherwise directed by the Bankruptcy Court, and (ii) retain his status (other than the investigatory role similar to the ENE Examiner) pursuant to orders of the Bankruptcy Court entered as of the date of the Disclosure Statement Order. Pending the Effective Date of the Plan, the ENA Examiner will continue his current oversight and advisory roles as set forth in prior orders of the Bankruptcy Court, subject to the right of the Debtors, in their sole discretion, to streamline existing internal processes, including cash management and other transaction review committees. Notwithstanding that the Debtors may streamline their internal processes, the information typically provided to the ENA Examiner will continue to be provided so as to ensure the ENA Examiner can fulfill his oversight functions. The Creditors' Committee will be dissolved on the Effective Date, except as provided below.

            h. POST-EFFECTIVE DATE ADMINISTRATION. Upon appointment of the new board of Reorganized ENE, from and after the Effective Date, the Creditors' Committee will continue to exist only for limited purposes relating to the ongoing prosecution of estate litigation. Specifically, the Creditors' Committee will continue to exist only (a) to continue prosecuting claims or causes of action previously commenced by it on behalf of the Debtors' estates, (b) to complete other litigation, if any, to which the Creditors' Committee is a party as of the Effective Date (unless, in the case of (a) or (b), the Creditors' Committee's role in such litigation is assigned to another representative of the Debtors' estates, including the Reorganized Debtors, the Litigation Trust or the Special Litigation Trust) and (c) to participate, with the Creditors'

Committee's professionals and the Reorganized Debtors and their professionals, on the joint task force created with respect to the prosecution of the Litigation Trust Claims pursuant to the terms and conditions and to the full extent agreed between the Creditors' Committee and the Debtors as of the date of the Disclosure Statement Order. Thus, virtually all of the decisions that will need to be made with respect to, among other things, (i) the disposition of the Debtors' Remaining Assets, (ii) the reconciliation of Claims and (iii) the prosecution or settlement of numerous claims and causes of action (other than specific litigation involving the Creditors' Committee, as set forth above), will be made by Reorganized ENE through its agents, and the board of Reorganized ENE appointed after consultation with the Creditors' Committee and the ENA Examiner will oversee such administration. The Debtors and the Creditors' Committee believe that the foregoing post-Effective Date administration is consistent with the goals of reducing the expenses in these Chapter 11 Cases and will thereby maximize recoveries to Creditors entitled to distributions under the Plan.

            The Plan does provide, however, that the ENA Examiner may have a continuing role during the post-Effective Date period. Within 20 days after the Confirmation Date, the ENA Examiner or any Creditor of ENA or its subsidiaries will be entitled to file a motion requesting that the Bankruptcy Court define the duties of the ENA Examiner for the period following the Effective Date. If no such pleading is timely filed, the ENA Examiner's role will conclude on the Effective Date. The Plan's flexibility in this regard is not intended nor will it be deemed to create a presumption that the role or duties of the ENA Examiner should or should not be continued after the Effective Date; provided, however, that in no event will the ENA Examiner's scope be expanded beyond the scope approved by orders entered as of the date of Disclosure Statement Order.(12)

            In the event that the Bankruptcy Court enters an order defining the post-Effective Date duties of the ENA Examiner, notwithstanding the narrower scope of the Creditors' Committee envisioned by the Plan, the Creditors' Committee will continue to exist following the Effective Date to exercise all of its statutory rights, powers and authority until the date the ENA Examiner's rights, powers and duties are fully terminated pursuant to a Final Order. For the reasons set forth above, the Debtors and the Creditors' Committee intend to object to the continuation of the ENA Examiner during the post-Effective Date period. Accordingly, in determining how to vote on the Plan, Creditors should not make any assumptions as to whether the ENA Examiner will or will not have a role after the Effective Date. In no event will any position taken by the Debtors or the Creditors' Committee (or any party in interest) in opposition to any such pleading result in a limitation of scope for the Creditors' Committee as provided in section 1103 of the Bankruptcy Code.

            In an effort to conserve resources and to insure consistency with respect to strategy and procedure, on the Effective Date, Stephen Forbes Cooper LLC will assume the duties of the Reorganized Debtor Plan Administrator, Litigation Trustee and Special Litigation Trustee. Refer to Section VII.A.1., "Role of the Reorganized Debtor Plan Administrator" for


----------

(12) The Debtors will file a motion prior to the Ballot Date, after consultation with the Creditors' Committee and the ENA Examiner, to approve an overhead expense methodology for the period following the Confirmation Date. Any order approving such methodology will be deemed to be included as within the scope of the ENA Examiner's duties as of the Disclosure Statement Order.

further information regarding the Reorganized Debtor Plan Administrator, Section XI.A., "The Litigation Trust" for further information regarding the Litigation Trust and Section XI.B., "The Special Litigation Trust" for further information regarding the Special Litigation Trust. Pursuant to the Plan, and the applicable documents (including the Reorganized Debtor Plan Administration Agreement, the Litigation Trust Agreement, and the Special Litigation Trust Agreement), the Reorganized Debtor Plan Administrator will serve under the supervision of the Board of Directors of Reorganized ENE, the Litigation Trustee will report to the Litigation Trust Board, and the Special Litigation Trustee will report to the Special Litigation Trust Board.

            In connection with the prosecution of litigation claims against financial institutions, law firms, accounting firms and similar defendants, a joint task force comprised of the Debtors, Creditors' Committee representatives and certain of their professionals was formed in order to maximize coordination and cooperation between the Debtors and the Creditors' Committee in this regard. Each member of the joint task force is entitled to, among other things, notice of, and participation in, meetings, negotiations, mediations, or other dispute resolution activities with regard to such litigation. Following the Effective Date, the Creditors' Committee representatives, together with the Creditors' Committee's professionals, may continue to participate in the joint task force. The out of pocket expenses for the members of the joint task force are anticipated to be de minimis. The overall cost for the prosecution of the MegaClaim Litigation, a component of which relates to consultation with the joint task force, is included in the Reorganized Debtors' Budget in Appendix G. Other than the de minimis out of pocket expenses of the members of the joint task force, it is believed that the efforts of the joint task force in connection with the prosecution of the MegaClaim Litigation will not materially increase or decrease the cost of such prosecution.

            i. ADDITIONAL DOCUMENTATION. As set forth in the Plan, the Plan Supplement is a separate volume, to be filed with the Clerk of the Bankruptcy Court and posted as a "Related Document" at http://www.enron.com/corp/por/, including, among other documents, forms of (1) the Litigation Trust Agreement,
(2) the Special Litigation Trust Agreement, (3) the Prisma Trust Agreement, (4) the CrossCountry Trust Agreement, (5) the PGE Trust Agreement, (6) the Remaining Asset Trust Agreement(s), (7) the Common Equity Trust Agreement, (8) the Preferred Equity Trust Agreement, (9) the Prisma Articles of Association, (10) the Prisma Memorandum of Association, (11) the CrossCountry By-laws/Organizational Agreement, (12) the CrossCountry Charter, (13) the PGE By-Laws, (14) the PGE Certificate of Incorporation, (15) the Reorganized Debtor Plan Administration Agreement, (16) the Reorganized Debtors By-Laws, (17) the Reorganized Debtors Certificate of Incorporation, (18) the Severance Settlement Fund Trust Agreement, (19) a schedule of the types of Claims entitled to the benefits of subordination afforded by the documents referred to and the definitions set forth on Exhibit "L" to the Plan, (20) a schedule of Allowed General Unsecured Claims held by affiliated non-Debtor Entities and structures created by the Debtors and which are controlled or managed by the Debtors or their Affiliates, (21) a schedule setting forth the identity of the proposed senior officers and directors of Reorganized ENE, (22) a schedule setting forth the identity and compensation of any insiders to be retained or employed by Reorganized ENE, (23) a schedule setting forth the litigation commenced by the Debtors on or after December 15, 2003 to the extent that such litigation is not set forth in the Disclosure Statement, (24) the methodology or procedure agreed upon by the Debtors, the Creditors' Committee and the ENA Examiner with respect to the adjustment of Allowed Intercompany Claims, as referenced in

Section 1.21 of the Plan, and to the extent adjusted or to be adjusted pursuant to such methodology or procedure, an updated Exhibit "F" to the Plan and a range of adjustments, which may be made in accordance with Section 1.21(c) of the Plan, (25) the guidelines of the Disputed Claims reserve to be created in accordance with Section 21.3 of the Plan, (26) the guidelines for the DCR Overseers in connection with the Disputed Claims reserve and (27) a schedule or description of Litigation Trust Claims and Special Litigation Trust Claims, in each case, consistent with the substance of the economic and governance provisions contained in the Plan (a) all in form and substance satisfactory to the Creditors' Committee and (b) in substance satisfactory to the ENA Examiner. The Plan Supplement shall also set forth the amount of Creditor Cash to be available as of the Effective Date as jointly determined by the Debtors and the Creditors' Committee, which may be subsequently adjusted with the consent of the Creditors' Committee. The Plan Supplement (containing drafts or final versions of the foregoing documents) shall be (i) filed with the Clerk of the Bankruptcy Court as early as practicable (but in no event later than fifteen (15) days) prior to the Ballot Date, or on such other date as the Bankruptcy Court establishes and (ii) provided to the ENA Examiner as early as practicable (but in no event later than thirty (30) days) prior to the Ballot Date. Refer to the following sections for a summary of the terms of certain of these agreements:
Section VII.B.2., "Operating Trusts", VII.C.2., "The Remaining Asset Trusts", X.E., "Prisma Contribution and Separation Agreement", XI.A., "The Litigation Trust", XI.B., "The Special Litigation Trust", XII.A., "Preferred Equity Trust", and XII.B., "Common Equity Trust".

      3.    OVERALL FAIRNESS OF THE SETTLEMENT

            The Debtors and the Creditors' Committee firmly believe that the global compromise embodied in the Plan is fair to each of the Debtors and their respective Creditors and falls within the range of reasonableness required for approval by the Bankruptcy Court. The ENA Examiner has also agreed that the global compromise is within the range of reasonableness as to the Creditors of ENA and its subsidiaries(13) and that he recommends that such Creditors vote in favor of the Plan. The ENA Examiner believes that the settlement contained in the Plan is reasonable and that the treatment of the Creditors of ENA and its subsidiaries therein is fair and reasonable. Accordingly, the ENA Examiner endorses a vote by such Creditors in favor of the Plan and supports its confirmation. However, each such Creditor must make its own independent decision as to whether to accept or reject the Plan, as well as whether to object to confirmation of the Plan. The ENA Examiner cannot bind the Creditors of ENA and its subsidiaries nor can the ENA Examiner compromise a particular Creditors' claims against any of the Debtors. At the time of the Disclosure Statement Hearing, certain Creditors asserting significant Claims against ENA and its subsidiaries indicated their intention to vote against and contest confirmation of the Plan.

            Although the Debtors and the Creditors' Committee believe the global compromise can be approved solely on the basis that the settlements contained therein fall within the range of reasonable outcomes, the Debtors and the Creditors' Committee believe that the benefits obtained from avoiding estate-wide litigation by Creditors with conflicting interests


----------

(13) Specifically, the holders of Allowed General Unsecured Claims against ENA, EPMI, EGLI, EGM, EIM, ENGMC, ENA Upstream, ECTRIC, and ERAC.

cannot be overemphasized. Indeed, if a compromise had not been reached, the Debtors and the Creditors' Committee believe that the cost, delay, and uncertainty attendant to litigating the complex inter-estate issues resolved by the Plan would have resulted in substantially lower recoveries for most, if not all, Creditors.

            With respect to the common Plan Currency concept for all Creditors, the Debtors and the Creditors' Committee believe this feature of the global compromise promotes efficiency without being unfair or inequitable. Concerns have previously been raised by certain Creditors of ENA that the filing of a joint plan involving ENA and the other Debtors would be unfair because ENA has been in liquidation since shortly after the Initial Petition Date and should not be unnecessarily entangled with the estates of the other Debtors, including ENE. After careful consideration of these concerns, the Debtors and the Creditors' Committee have concluded that ENA Creditors would not be materially disadvantaged by the common Plan Currency feature. This is because, irrespective of any global compromise, there is inescapable entanglement between the estates of ENA and ENE because ENA is the single largest creditor of ENE and its intercompany claim against ENE is ENA's single largest asset. Thus, distributions to ENA Creditors necessarily depend in large part on what ENA recovers on its Intercompany Claim against ENE. Similarly, ENE's intercompany claims against EPMI and numerous other Debtors would result in assets of such other Debtors being transferred to ENE for further distribution to ENE's Creditors, including ENA. Thus, while it is an integral feature of the global compromise, the common Plan Currency feature of the Plan is also justifiable for many of the Debtors because of the way in which value is transferred through intercompany claims. In any event, based on the Debtors' current estimates of asset values and Allowed Claims, Plan Currency is expected to be approximately two-thirds in the form of Creditor Cash and approximately one-third in the form of Plan Securities.

      4.    PROPERTY TO BE DISTRIBUTED UNDER THE PLAN

            The Plan is premised upon the distribution of all of the value of the Debtors' assets (through Creditor Cash, Plan Securities and, to the extent such trusts are created, interests in the Remaining Asset Trusts, Operating Trusts, Litigation Trust and the Special Litigation Trust) in accordance with the priority scheme contained in the Bankruptcy Code. Refer to Section XIII., "Securities Laws Matters" and the Plan attached as Exhibit 1: "Chapter 11 Plan". It is anticipated that Creditor Cash will constitute approximately two-thirds of the Plan Currency. Excluding the potential value of interests in the Litigation Trust and Special Litigation Trust, the Debtors estimate that the value of total recoveries will be approximately $12 billion.

            In an effort to maximize the value to Creditors, since the Initial Petition Date, the Debtors have conducted extensive due diligence and sales efforts for substantially all of the Enron Companies' core domestic and international assets, including, but not limited to, exploring the sale of the Enron Companies' interests in PGE, Transwestern, Citrus, Northern Plains, Elektro, Cuiaba, BBPL, Transredes, Sithe, EcoElectrica, Mariner, Compagnie Papiers(14) and Trakya. Following an extensive marketing and auction process, the Enron Companies received


----------

(14) In a corporate reorganization in January 2003, substantially all of the assets and liabilities of Compagnie Papiers were transferred to CPS. CPS is an indirect, wholly owned subsidiary of Compagnie Papiers.

bids or other indications of interest on most of the businesses named above. These bids and other indications of interest have been considered and evaluated by the Enron Companies, taking into consideration the potential long-term value and benefits of retaining certain groupings of assets and developing such assets for future value versus the potential for selling such interests in the near term based on the bids and indications of interest received. In those instances where an immediate sale maximized the value of the interest, the assets were sold or are the subject of pending sales. As examples, these include Sithe, EcoElectrica and CPS. Following consultation with the Creditors' Committee, in those instances where the long-term prospects are anticipated to ultimately derive greater value, the assets were retained and will be included either (a) in one of the Operating Entities with the stock to be distributed to Creditors pursuant to the Plan or (b) sold at a later date. The Debtors continue to explore all opportunities to maximize value to Creditors, including continuing to consider a sale of one or more of the Operating Entities.

            As discussed in greater detail below, when and to the extent that an interest in any of these businesses or related businesses is sold, then the resulting net sale proceeds held by a Debtor will be distributed to Creditors in the form of Creditor Cash. To the extent that PGE, CrossCountry and Prisma have not been sold as of the Initial Distribution Date, then the value in these Operating Entities will be distributed to Creditors in the form of Plan Securities free and clear of all liens, claims, interests and encumbrances.

            A.    PLAN CURRENCY

                  (I)   CREDITOR CASH.

            In addition to Cash available to pay Secured Claims, Administrative Expense Claims, Priority Claims, and Convenience Class Claims as provided for in the Plan, Cash distributions will be made from available Creditor Cash to holders of Allowed General Unsecured Claims, Allowed Intercompany Claims, and Allowed Guaranty Claims. Creditor Cash available as of the Effective Date will be equal to or greater than the amount of Creditor Cash as jointly determined by the Debtors and the Creditors' Committee and set forth in the Plan Supplement, which may be subsequently adjusted with the consent of the Creditors' Committee.

            The Debtors may elect to seek Bankruptcy Court approval to make interim distributions of Creditor Cash after the Confirmation Date, but prior to the Effective Date. If such approval is sought and obtained, then it is anticipated that Creditor Cash would be distributed in 2004. There can be no assurance that the Bankruptcy Court will approve distributions prior to the Effective Date.

            Notwithstanding the foregoing, upon the joint determination of the Debtors and the Creditors' Committee, the Remaining Assets will be transferred to the Remaining Asset Trusts, and the appropriate holders of Allowed Claims will be allocated Remaining Asset Trust Interests. As the Remaining Assets are liquidated, Creditor Cash will be distributed to the holders of the Remaining Asset Trust Interests. The Remaining Asset Trust Interests will be uncertificated and non-transferable, except through the laws of descent or distribution; provided, however, that a recipient may hold such Remaining Asset Trust Interests through a single, wholly owned entity.

                           (ii)     PGE COMMON STOCK

                  PGE is a wholly owned non-Debtor subsidiary of ENE. PGE, a reporting company under the Exchange Act, is a single integrated electric utility engaged in the generation, purchase, transmission, distribution, and retail sale of electricity in the State of Oregon. PGE also sells wholesale electric energy to utilities, brokers, and power marketers located throughout the western United States.

                  ENE has entered into a purchase agreement to sell its interest in PGE to Oregon Electric, a newly formed Oregon limited liability company that is financially backed by investment funds managed by TPG. The transaction requires the approval of the Bankruptcy Court and is subject to an auction process to give other potential buyers an opportunity to submit superior bids. After the sale is approved by the Bankruptcy Court, the parties will seek approval of the OPUC and certain regulatory agencies. Subject to receiving these approvals, closing is anticipated in the second half of 2004. However, a delay in receiving these approvals could result in closing in 2005. The transaction with Oregon Electric is valued at approximately $2.35 billion, including the assumption of debt, with the final amount to be determined on the basis of certain adjustments contained in the purchase agreement. For a more detailed description of the transaction, refer to Section VIII.A.12., "Potential Sale of PGE".

                  If PGE has not been sold, is no longer the subject of the purchase agreement described above and is not the subject of another purchase agreement, then, when there are sufficient Allowed General Unsecured Claims to permit distribution of 30% of the PGE Common Stock to holders of Allowed General Unsecured Claims, ENE will cause PGE to distribute PGE Common Stock to holders of Allowed General Unsecured Claims, Allowed Guaranty Claims, and Allowed Intercompany Claims.(15) Upon such issuance, if it occurs, the PGE Common Stock will be freely transferable by its recipients that are not "underwriters" under section 1145 of the Bankruptcy Code. Upon or after such distribution, PGE may list the PGE Common Stock on a national exchange or NASDAQ, but there can be no assurances that it will do so. In the event that PGE is sold pursuant to the purchase agreement described above or another purchase agreement, the net proceeds will be distributed to Creditors as Creditor Cash in lieu of PGE Common Stock.

                  Upon the joint determination of the Debtors and the Creditors' Committee, before the PGE Common Stock is released to the holders of Allowed Claims, the PGE Common Stock may first be issued to the PGE Trust with the PGE Trust Interests being allocated to the appropriate holders of Allowed Claims and the reserve for Disputed Claims. The PGE Trust

----------
(15) As discussed herein, the PGE Common Stock, the CrossCountry Common Equity, and the Prisma Common Stock are each to be distributed when there are sufficient Allowed General Unsecured Claims, in the aggregate, to permit distribution of 30% of such stock or other equity (assuming all consents have been obtained and the stock or other equity has not been, in the aggregate, otherwise sold). To determine the date upon which the stock or other equity will be distributed, the Reorganized Debtor Plan Administrator must determine that the amount of the Allowed General Unsecured Claims against all Debtors constitute 30% or more of the total potential Claims (essentially, the sum of the Allowed Claims, the liquidated non-contingent filed and scheduled Claims, and the estimated unliquidated and contingent Claims). At such time as this calculation exceeds 30% in the aggregate for all Debtors (assuming all consents have been obtained and the stock or other equity has not been otherwise sold), the stock may be distributed.

Interests will be uncertificated and non-transferable, except through the laws of descent or distribution. If PGE has not been sold and is not the subject of a purchase agreement, when there are sufficient Allowed General Unsecured Claims to permit distribution of 30% of the PGE Common Stock to holders of Allowed Claims, the stock will be released from the PGE Trust to holders of Allowed Claims, with the remainder to be held in reserve for Disputed Claims. The issuance of the PGE Common Stock to the PGE Trust is an option available to the Debtors and the Creditors' Committee, which option, in their sole discretion, may or may not be utilized.

                  For a more detailed description of the restrictions on the transfer of PGE Common Stock, refer to XIII., "Securities Laws Matters" and
Section XIV., "Risk Factors and Other Factors to be Considered". For further information regarding PGE, refer to Section VIII., "Portland General Electric Company".

                           (iii)    CROSSCOUNTRY COMMON EQUITY

                  CrossCountry is a newly formed non-Debtor subsidiary of ENE, ETS, EOS, and EOC Preferred. As a newly formed holding company, CrossCountry will hold the Debtors' Pipeline Businesses, which provide natural gas transportation services through an extensive North American pipeline infrastructure. CrossCountry's principal assets will consist of (i) a 100% ownership interest in Transwestern, (ii) a 50% ownership interest in Citrus, and
(iii) a 100% interest in Northern Plains. It is expected that prior to the CrossCountry Distribution Date, the CrossCountry Enron Parties, CrossCountry and CrossCountry Distributing Company would enter into the CrossCountry Transaction, consistent with the Plan and with the consent of the Creditors' Committee, pursuant to which the equity interests of CrossCountry would be exchanged for CrossCountry Common Equity in CrossCountry Distributing Company. As a result of this transaction, CrossCountry Distributing Company would obtain direct or indirect ownership of CrossCountry's interest in the Pipeline Businesses. Refer to Section IX.F.1., "Formation of CrossCountry". CrossCountry Distributing Company is the Entity that will distribute the CrossCountry Common Equity pursuant to the Plan as described below. If the Debtors and the Creditors' Committee determine not to consummate the CrossCountry Transaction, CrossCountry will be CrossCountry Distributing Company, either in its current form as a limited liability company or as converted to a corporation in the CrossCountry Conversion.

                  Unless CrossCountry has been sold or is the subject to a purchase agreement, when there are sufficient Allowed General Unsecured Claims to permit distribution of 30% of the CrossCountry Common Equity to holders of Allowed General Unsecured Claims, ENE will cause CrossCountry Distributing Company to distribute the CrossCountry Common Equity to holders of Allowed General Unsecured Claims, Allowed Guaranty Claims, and Allowed Intercompany Claims. Upon issuance, the CrossCountry Common Equity will be freely transferable by its recipients that are not "underwriters" under section 1145 of the Bankruptcy Code. The CrossCountry Enron Parties have agreed to cause CrossCountry Distributing Company to use its reasonable best efforts to list the CrossCountry Common Equity on a national exchange or NASDAQ, but there can be no assurances that it will be listed. In the event that CrossCountry is sold prior to distribution of the CrossCountry Common Equity, the net proceeds will be distributed to Creditors as Creditor Cash in lieu of CrossCountry Common Equity.

                  Notwithstanding the foregoing, upon the joint determination of the Debtors and the Creditors' Committee, before the CrossCountry Common Equity is released to the holders of Allowed Claims, the CrossCountry Common Equity may first be issued to the CrossCountry Trust with the CrossCountry Trust Interests being allocated to the appropriate holders of Allowed Claims and the reserve for Disputed Claims. The CrossCountry Trust Interests will be uncertificated and non-transferable, except through the laws of descent or distribution. Unless CrossCountry has been sold or is the subject of a purchase agreement, when there are sufficient Allowed General Unsecured Claims to permit distribution of 30% of the CrossCountry Common Equity to holders of Allowed Claims, the CrossCountry Common Equity will be released from the CrossCountry Trust to holders of Allowed Claims, with the remainder to be held in reserve for Disputed Claims. The issuance of the CrossCountry Common Equity to the CrossCountry Trust is an option available to the Debtors and the Creditors' Committee, which option, in their sole discretion, may or may not be utilized.

                  For a more detailed description of the restrictions on the transfer of the CrossCountry Common Equity, refer to Section XIII., "Securities Laws Matters" and Section XIV., "Risk Factors and Other Factors to be Considered". For more information regarding CrossCountry, refer to Section IX., "CrossCountry".

                           (iv)     PRISMA COMMON STOCK

                  Prisma is a Cayman Islands entity formed initially as a holding company pending the transfer of certain international energy infrastructure businesses that are indirectly owned by ENE and certain of its affiliates. If all businesses that currently are designated to be transferred to Prisma are successfully transferred, Prisma will engage in the generation and distribution of electricity, the transmission and distribution of natural gas and LPG, and the processing of NGLs, and will have assets in 14 countries.

                  Unless Prisma has been sold or is the subject of a purchase agreement, when there are sufficient Allowed General Unsecured Claims to permit distribution of 30% of the Prisma Common Stock to holders of Allowed General Unsecured Claims, ENE will cause Prisma to distribute its common stock to holders of Allowed General Unsecured Claims, Allowed Guaranty Claims, and Allowed Intercompany Claims. Upon issuance, the Prisma Common Stock will be freely transferable by its recipients that are not "underwriters" under section 1145 of the Bankruptcy Code. Prisma may list the Prisma Common Stock on a national exchange or NASDAQ, but there can be no assurances that it will do so. In the event that Prisma is sold prior to distribution of the Prisma Common Stock, the net proceeds will be distributed to Creditors as Creditor Cash in lieu of Prisma Common Stock.

                  Upon the joint determination of the Debtors and the Creditors' Committee, before the Prisma Common Stock is released to the holders of Allowed Claims, the Prisma Common Stock may first be issued to the Prisma Trust with the Prisma Trust Interests being allocated to the appropriate holders of Allowed Claims and the reserve for Disputed Claims. The Prisma Trust Interests will be uncertificated and non-transferable, except through the laws of descent or distribution. Unless Prisma has been sold or is the subject of a purchase agreement, when there are sufficient Allowed General Unsecured Claims, Allowed Guaranty Claims, and Allowed Intercompany Claims to permit distribution of 30% of the Prisma Common Stock to holders of

Allowed Claims, the stock will be released from the Prisma Trust to holders of Allowed Claims, with the remainder to be held in reserve for Disputed Claims. The issuance of the Prisma Common Stock to the Prisma Trust is an option available to the Debtors and the Creditors' Committee, which option, in their sole discretion, may or may not be utilized.

                  For a more detailed description of the restrictions on the transfer of the Prisma Common Stock, refer to Section XIII., "Securities Laws Matters" and Section XIV., "Risk Factors and Other Factors to be Considered". For more information regarding Prisma, refer to Section X., "Prisma Energy International Inc."

                           (v)      REMAINING ASSET TRUST INTERESTS. Pursuant to
the Plan, any Remaining Assets not converted to Cash as of the Effective Date will continue to be liquidated for distribution to holders of Allowed Claims in the form of Creditor Cash. In the event that the Debtors and the Creditors' Committee jointly determine to create the Remaining Asset Trusts on or prior to the date on which the Litigation Trust is created, interests in the Remaining Asset Trusts will be deemed to be allocated to holders of Allowed Claims at the then estimated value of Remaining Assets. The allocation of Remaining Asset Trust Interests will form part of the Plan Currency in lieu of Creditor Cash and Creditors holding Allowed Claims will receive distributions on account of such interests in Cash as and when Remaining Assets are realized upon.

                  b. INTERESTS IN LITIGATION TRUST AND SPECIAL LITIGATION TRUST. The Plan provides for holders of Allowed Unsecured Claims (which includes Allowed Guaranty Claims and Allowed Intercompany Claims) to share the proceeds, if any, from numerous potential causes of action. To the extent that the Litigation Trust and Special Litigation Trust are implemented, these causes of action shall be deemed transferred to such Creditors on account of their Allowed Claims, and such Creditors will then be deemed to have contributed such causes of actions to either the Litigation Trust or the Special Litigation Trust in exchange for beneficial interests in such trusts. Pursuant to the Plan, upon the Effective Date, the Debtors will distribute Litigation Trust Interests and the Special Litigation Trust Interests to holders of Allowed Unsecured Claims. At this time, the Debtors are unable to prepare a valuation of the causes of action to be transferred to and prosecuted by the Litigation Trust and the Special Litigation Trust. Under the circumstances, any such valuation would be highly speculative and unreliable. Nonetheless, as set forth in Section XI.A.5., "Valuation of Assets" and Section XI.B.5., "Valuation of Assets" following the Effective Date, the Litigation Trust Board and the Special Litigation Trust Board are required to undertake a valuation of their respective assets. Refer to
Section XI., "The Litigation Trust and Special Litigation Trust" for additional information regarding these trusts, valuations and reporting for federal income tax purposes. The Plan contemplates that income or gain, if any, generated from the prosecution or settlement of causes of action by the Litigation Trust and Special Litigation Trust will not be taxable at the trust level, but will flow through to the holders of Litigation Trust Interests and the Special Litigation Trust Interests. In addition, the Plan contemplates that Litigation Trust Interests and Special Litigation Trust Interests will be freely transferable by its recipients that are not "underwriters" under section 1145 of the Bankruptcy Code. For a more detailed description of the restrictions on the transfer of the Litigation Trust Interests and Special Litigation Trust Interests, refer to
Section XIII., "Securities Laws Matters" and Section XIV., "Risk Factors and Other Factors to be Considered". However, it is anticipated that the Litigation Trust Interests and Special Litigation

Trust Interests will not be listed on a national securities exchange or a NASDAQ market and a market for such interests may not develop. Refer to Section XIV.E.6., "Lack of Trading Market" for further information. No assurance can be given that any income or gain will be generated by the Litigation Trust or the Special Litigation Trust, or that any of the intended tax or transferability features of the Litigation Trust and Special Litigation Trust will ultimately be achieved.

                  c. CONVENIENCE CLASS CLAIMS. Creditors holding Allowed General Unsecured Claims may elect to have such Claims treated as an Allowed Convenience Claims by checking the appropriate box on their Ballot. Allowed Convenience Claims shall receive Cash in an amount equal to the applicable Convenience Claim Distribution Percentage of such Allowed Convenience Claim. Refer to Section VI.F.4., "Allowed Claims of Fifty Thousand Dollars or More/Election to be Treated as a Convenience Claim" and Appendix P: "Components of Distributions Under the Plan" for further information regarding the treatment of Allowed Convenience Claims.

                  d. PREFERRED AND COMMON EQUITY TRUSTS. Upon the Effective Date, Holders of Allowed Enron Preferred Equity Interests and Allowed Enron Common Equity Interests will receive in exchange for such interests Preferred Equity Trust Interests and Common Equity Trust Interests, respectively. The Preferred Equity Trust and Common Equity Trust will hold the Exchanged Enron Preferred Stock and Exchanged Enron Common Stock, respectively. Holders of the Preferred Equity Trust Interests and Common Equity Trust Interests will have the contingent right to receive cash distributions in the very unlikely event that the value of the Debtors' assets exceeds the Allowed Claims, but in no event will the Exchanged Enron Preferred Stock and Exchanged Enron Common Stock be distributed to such holders. The Preferred Equity Trust Interests and Common Equity Trust Interests will be uncertificated and non-transferable, except through the laws of descent or distribution.

         5.       EFFECTIVENESS OF THE PLAN

                  The Plan will become effective upon the satisfaction of the following conditions: (i) the entry of the Confirmation Order and the lapse of 10 days without a stay thereof, (ii) all actions and documents necessary to implement the Plan have been effected or executed, (iii) the requisite consents to the transfer of the Prisma Assets and the issuance of the Prisma Common Stock have been obtained, (iv) the requisite consents to the issuance of the CrossCountry Common Equity have been obtained, and (v) the requisite consents for the issuance of the PGE Common Stock have been obtained.

                  To the extent practicable and legally permissible, each of the conditions precedent in Section 37.1 of the Plan, may be waived, in whole or in part, by the Debtors with the consent of the Creditors' Committee. Any such waiver of a condition precedent may be effected at any time by filing a notice thereof with the Bankruptcy Court.

         6.       ALTERNATIVE STRUCTURES

                  Notwithstanding anything contained in the Plan to the contrary, the Debtors, if jointly determined after consultation with the Creditors' Committee, may, after obtaining the requisite approvals, (a) form one (1) or more holding companies to hold the common stock of the Entities to be created under the Plan and issue the common equity interest therein in lieu of the common stock to be issued under the Plan and (b) form one (1) or more limited liability companies or corporations in lieu of the Entities to be created hereunder and issue the membership interests therein in lieu of the common stock to be issued under the Plan; provided, however, that no such structures shall materially adversely affect the substance of the economic and governance provisions contained in the Plan.

C.       DISTRIBUTIONS, CLASSIFICATION AND TREATMENT UNDER THE PLAN

         1.       PRIORITY OF DISTRIBUTIONS

                  The graph below illustrates the descending order of priority of the distributions to be made under the Plan. In accordance with the Bankruptcy Code, distributions are made based on this order of priority such that, absent consent, holders of Allowed Claims or Equity Interests in a given Class must be paid in full before a distribution is made to a more junior Class. It should be noted that the Enron Companies continue to believe that existing ENE common stock and preferred stock has no value. However, the Plan provides ENE stockholders with a contingent right to receive a recovery in the very unlikely event that the total amount of ENE's assets exceeds the total amount of Allowed Claims against ENE. No distributions will be made to holders of equity interests unless and until all unsecured claims are fully satisfied. The following graph is provided for illustrative purposes only.

_________
Secured |
Claims  |_____________
            Priority |
            Claims   |_____________
                       Unsecured  |
                       and        |_____________
                       Convenience  Section 510 |
                       Claims       Senior Note |________________
                                    Claims and      Penalty     |
                                    Enron           Claims and  |___________________
                                    Subordinated    other          Section 510     |
                                    Debenture       Subordinated   Enron Preferred |____________
                                    Claims          Claims         Equity Interest   Enron     |
                                                                   Claims            Preferred |_____________________
                                                                                     Equity      Section 510 Enron   |
                                                                                     Interests   Common Equity       |
                                                                                                 Interests and       |
                                                                                                 Enron Common Equity |
                                                                                                 Interests           |

                  In addition to the distributions on prepetition Claims described above, the Plan provides for payment of Allowed Administrative Expense Claims in full. The Plan further provides that Administrative Expense Claims may be fixed either before or after the Effective Date.

         2.       SUMMARY OF CLASSIFICATION AND TREATMENT

                  The table below summarizes the classification, treatment of, and estimated recoveries on Allowed Claims and Equity Interests under the Plan. Further, the table identifies those Classes entitled to vote on the Plan based on the rules set forth in the Bankruptcy Code. The summary information reflected in the table is qualified in its entirety by reference to the full text of the Plan. Refer to Section VI., "Summary of Debtors' Chapter 11 Plan", Section XIX., "Confirmation Of The Plan", Exhibit 1: "Chapter 11 Plan", and Appendix C:
"Estimated Assets, Claims and Distributions" for additional information regarding the Plan and distributions thereunder. The estimates set forth below are very preliminary and are generally based upon information available to the Debtors as of September 30, 2003, but, in certain circumstances, have been updated to reflect subsequent material events. As the preliminary value of assets and amount of claims used to calculate the estimated recoveries may be significantly different than those ultimately realized, the actual distributions under the Plan may be substantially higher or lower than the estimated recoveries set forth below.(16) Refer to Section XIV., "Risk Factors and Other Factors to be Considered" for additional information.

                  TYPE OF
               ALLOWED CLAIM
                 OR EQUITY                                                            ESTIMATED
   CLASS          INTEREST                           TREATMENT                        RECOVERY           STATUS
   -----          --------                           ---------                        --------           ------
N/A           Administrative        Payment in full, in Cash, or in accordance          100%          Unimpaired;
              Expense Claims        with the terms and conditions of                                  Not entitled
                                    transactions or agreements relating to                            to vote
                                    obligations incurred in the ordinary
                                    course of business during the pendency of
                                    the Chapter 11 Cases or assumed by the
                                    Debtors in Possession.

N/A           Priority Tax          At the option of the Debtors either (a)             100%          Unimpaired;
              Claims                paid in full, in Cash, (b) paid over a                            Not entitled
                                    six-year period from the date of                                  to vote
                                    assessment as provided in section
                                    1129(a)(9)(C) of the Bankruptcy Code with
                                    interest at a rate to be determined by the
                                    Bankruptcy Court, or (c) upon such terms
                                    as mutually agreed by the holder of an
                                    Allowed Priority Tax Claim and the Debtors.

1             Priority Non-         Payment in full, in Cash.                           100%          Unimpaired;
              Tax Claims                                                                              Not entitled
                                                                                                      to vote
2             Secured Claims        At the option of the Debtors either (a)             100%          Unimpaired;
                                    the payment of such holder's Allowed                              Not entitled
                                    Secured Claim in full, in Cash; (b) the                           to vote
                                    sale or disposition proceeds of the
                                    property securing any Allowed Secured
                                    Claim to the extent of the value of their
                                    respective interests in such

----------
(16) The estimated recoveries set forth below represent the estimated recovery of each Class under the Plan. Consequently, to the extent that a Creditor is entitled to satisfy all or a portion of such Creditor's Claim through setoff, offset or recoupment, such Creditor's recovery may be higher than reflected herein. In addition, for all Debtors other than the Portland Debtors, the estimated recoveries were based on application of the global compromise.

                  TYPE OF
               ALLOWED CLAIM
                 OR EQUITY                                                            ESTIMATED
   CLASS          INTEREST                           TREATMENT                        RECOVERY           STATUS
   -----          --------                           ---------                        --------           ------
                                    property; (c) the surrender to the holder or
                                    holders of any Allowed Secured Claim of the
                                    property securing such Claim; or (d) such
                                    other distributions as shall be necessary to
                                    satisfy the requirements of chapter 11 of
                                    the Bankruptcy Code.

3             General               Distributions of Pro Rata Share of (a) the          30.9%         Impaired;
              Unsecured             Distributive Assets and Distributive                              Entitled to
              Claims Against        Interests attributable to EMCC and (b)                            vote
              EMCC                  such amount of cash or Distributive
                                    Interests as may be allocated to a holder
                                    of an Allowed General Unsecured Claim
                                    against EMCC.

4             General               Distributions of Pro Rata Share of (a) the          17.4%         Impaired;
              Unsecured             Distributive Assets and Distributive                              Entitled to
              Claims Against        Interests attributable to ENE and (b) such                        vote
              ENE                   amount of cash or Distributive Interests
                                    as may be allocated to a holder of an
                                    Allowed General Unsecured Claim against
                                    ENE.

5             General               Distributions of Pro Rata Share of (a) the          20.1%         Impaired;
              Unsecured             Distributive Assets and Distributive                              Entitled to
              Claims Against        Interests attributable to ENA and (b) such                        vote
              ENA                   amount of cash or Distributive Interests
                                    as may be allocated to a holder of an
                                    Allowed General Unsecured Claim against
                                    ENA.

6             General               Distributions of Pro Rata Share of (a) the          22.9%         Impaired;
              Unsecured             Distributive Assets and Distributive                              Entitled to
              Claims Against        Interests attributable to EPMI and (b)                            vote
              EPMI                  such amount of cash or Distributive
                                    Interests as may be allocated to a holder
                                    of an Allowed General Unsecured Claim
                                    against EPMI.

                  TYPE OF
               ALLOWED CLAIM
                 OR EQUITY                                                            ESTIMATED
   CLASS          INTEREST                           TREATMENT                        RECOVERY           STATUS
   -----          --------                           ---------                        --------           ------
7             General               Distributions of Pro Rata Share of (a) the          75.6%         Impaired;
              Unsecured             Distributive Assets and Distributive                              Entitled to
              Claims Against        Interests attributable to PBOG and (b)                            vote
              PBOG                  such amount of cash or Distributive
                                    Interests as may be allocated to a holder
                                    of an Allowed General Unsecured Claim
                                    against PBOG.

8             General               Distributions of Pro Rata Share of (a) the          13.3%         Impaired;
              Unsecured             Distributive Assets and Distributive                              Entitled to
              Claims Against        Interests attributable to SSLC and (b)                            vote
              SSLC                  such amount of cash or Distributive
                                    Interests as may be allocated to a holder
                                    of an Allowed General Unsecured Claim
                                    against SSLC.

9             General               Distributions of Pro Rata Share of (a) the          12.3%         Impaired;
              Unsecured             Distributive Assets and Distributive                              Entitled to
              Claims Against        Interests attributable to EBS and (b) such                        vote
              EBS                   amount of cash or Distributive Interests
                                    as may be allocated to a holder of an
                                    Allowed General Unsecured Claim against
                                    EBS.

10            General               Distributions of Pro Rata Share of (a) the          16.1%         Impaired;
              Unsecured             Distributive Assets and Distributive                              Entitled to
              Claims Against        Interests attributable to EESO and (b)                            vote
              EESO                  such amount of cash or Distributive
                                    Interests as may be allocated to a holder
                                    of an Allowed General Unsecured Claim
                                    against EESO.

11            General               Distributions of Pro Rata Share of (a) the          24.1%         Impaired;
              unsecured             Distributive Assets and Distributive                              Entitled to
              Claims Against        Interests attributable to EEMC and (b)                            vote
              EEMC                  such amount of cash or Distributive
                                    Interests as may be allocated to a holder
                                    of an Allowed General Unsecured Claim
                                    against EEMC.

                  TYPE OF
               ALLOWED CLAIM
                 OR EQUITY                                                            ESTIMATED
   CLASS          INTEREST                           TREATMENT                        RECOVERY           STATUS
   -----          --------                           ---------                        --------           ------
12            General               Distributions of Pro Rata Share of (a) the          19.7%         Impaired;
              Unsecured             Distributive Assets and Distributive                              Entitled to
              Claims Against        Interests attributable to EESI and (b)                            vote
              EESI                  such amount of cash or Distributive
                                    Interests as may be allocated to a holder
                                    of an Allowed General Unsecured Claim
                                    against EESI.

13            General               Distributions of Pro Rata Share of (a) the          22.7%         Impaired;
              Unsecured             Distributive Assets and Distributive                              Entitled to
              Claims Against        Interests attributable to EES and (b) such                        vote
              EES                   amount of cash or Distributive Interests
                                    as may be allocated to a holder of an
                                    Allowed General Unsecured Claim against
                                    EES.

14            General               Distributions of Pro Rata Share of (a) the          75.7%         Impaired;
              Unsecured             Distributive Assets and Distributive                              Entitled to
              Claims Against        Interests attributable to ETS and (b) such                        vote
              ETS                   amount of cash or Distributive Interests
                                    as may be allocated to a holder of an
                                    Allowed General Unsecured Claim against
                                    ETS.

15            General               Distributions of Pro Rata Share of (a) the          5.7%          Impaired;
              Unsecured             Distributive Assets and Distributive                              Entitled to
              Claims Against        Interests attributable to BAM and (b) such                        vote
              BAM                   amount of cash or Distributive Interests
                                    as may be allocated to a holder of an
                                    Allowed General Unsecured Claim against
                                    BAM.

16            General               Distributions of Pro Rata Share of (a) the          5.7%          Impaired;
              Unsecured             Distributive Assets and Distributive                              Entitled to
              Claims Against        Interests attributable to ENA Asset                               vote
              ENA Asset             Holdings and (b) such amount of cash or
              Holdings              Distributive Interests as may be allocated
                                    to a holder of an Allowed General
                                    Unsecured Claim against ENA

                  TYPE OF
               ALLOWED CLAIM
                 OR EQUITY                                                            ESTIMATED
   CLASS          INTEREST                           TREATMENT                        RECOVERY           STATUS
   -----          --------                           ---------                        --------           ------
                                    Asset Holdings.

17            General               Distributions of Pro Rata Share of (a) the          11.2%         Impaired;
              Unsecured             Distributive Assets and Distributive                              Entitled to
              Claims Against        Interests attributable to EGLI and (b)                            vote
              EGLI                  such amount of cash or Distributive
                                    Interests as may be allocated to a holder
                                    of an Allowed General Unsecured Claim
                                    against EGLI.

18            General               Distributions of Pro Rata Share of (a) the          5.7%          Impaired;
              Unsecured             Distributive Assets and Distributive                              Entitled to
              Claims Against        Interests attributable to EGM and (b) such                        vote
              EGM                   amount of cash or Distributive Interests
                                    as may be allocated to a holder of an
                                    Allowed General Unsecured Claim against
                                    EGM.

19            General               Distributions of Pro Rata Share of (a) the          14.9%         Impaired;
              Unsecured             Distributive Assets and Distributive                              Entitled to
              Claims Against        Interests attributable to ENW and (b) such                        vote
              ENW                   amount of cash or Distributive Interests
                                    as may be allocated to a holder of an
                                    Allowed General Unsecured Claim against
                                    ENW.

20            General               Distributions of Pro Rata Share of (a) the          5.7%          Impaired;
              Unsecured             Distributive Assets and Distributive                              Entitled to
              Claims Against        Interests attributable to EIM and (b) such                        vote
              EIM                   amount of cash or Distributive Interests
                                    as may be allocated to a holder of an
                                    Allowed General Unsecured Claim against
                                    EIM.

21            General               Distributions of Pro Rata Share of (a) the          14.3%         Impaired;
              Unsecured             Distributive Assets and Distributive                              Entitled to
              Claims Against        Interests attributable to OEC and (b) such                        vote
              OEC                   amount of cash or Distributive Interests
                                    as may be allocated to a holder of an
                                    Allowed General Unsecured Claim against

                  TYPE OF
               ALLOWED CLAIM
                 OR EQUITY                                                            ESTIMATED
   CLASS          INTEREST                           TREATMENT                        RECOVERY           STATUS
   -----          --------                           ---------                        --------           ------
                                    OEC.

22            General               Distributions of Pro Rata Share of (a) the          17.2%         Impaired;
              Unsecured             Distributive Assets and Distributive                              Entitled to
              Claims Against        Interests attributable to EECC and (b)                            vote
              EECC                  such amount of cash or Distributive
                                    Interests as may be allocated to a holder
                                    of an Allowed General Unsecured Claim
                                    against EECC.

23            General               Distributions of Pro Rata Share of (a) the          5.7%          Impaired;
              Unsecured             Distributive Assets and Distributive                              Entitled to
              Claims Against        Interests attributable to EEOSC and (b)                           vote
              EEOSC                 such amount of cash or Distributive
                                    Interests as may be allocated to a holder
                                    of an Allowed General Unsecured Claim
                                    against EEOSC.

24            General               Distributions of Pro Rata Share of (a) the          5.7%          Impaired;
              Unsecured             Distributive Assets and Distributive                              Entitled to
              Claims Against        Interests attributable to Garden State and                        vote
              Garden State          (b) such amount of cash or Distributive
                                    Interests as may be allocated to a holder
                                    of an Allowed General Unsecured Claim
                                    against Garden State.

25            General               Distributions of Pro Rata Share of (a) the          5.7%          Impaired;
              Unsecured             Distributive Assets and Distributive                              Entitled to
              Claims Against        Interests attributable to Palm Beach and                          vote
              Palm Beach            (b) such amount of cash or Distributive
                                    Interests as may be allocated to a holder
                                    of an Allowed General Unsecured Claim
                                    against Palm Beach.

26            General               Distributions of Pro Rata Share of (a) the          15.9%         Impaired;
              Unsecured             Distributive Assets and Distributive                              Entitled to
              Claims Against        Interests attributable to TSI and (b) such                        vote
              TSI                   amount of cash or Distributive Interests
                                    as may be allocated to a holder of an
                                    Allowed General Unsecured Claim against

                  TYPE OF
               ALLOWED CLAIM
                 OR EQUITY                                                            ESTIMATED
   CLASS          INTEREST                           TREATMENT                        RECOVERY           STATUS
   -----          --------                           ---------                        --------           ------
                                    TSI.

27            General               Distributions of Pro Rata Share of (a) the          17.8%         Impaired;
              Unsecured             Distributive Assets and Distributive                              Entitled to
              Claims Against        Interests attributable to EEIS and (b)                            vote
              EEIS                  such amount of cash or Distributive
                                    Interests as may be allocated to a holder
                                    of an Allowed General Unsecured Claim
                                    against EEIS.

28            General               Distributions of Pro Rata Share of (a) the          44.6%         Impaired;
              Unsecured             Distributive Assets and Distributive                              Entitled to
              Claims Against        Interests attributable to EESOMI and (b)                          vote
              EESOMI                such amount of cash or Distributive
                                    Interests as may be allocated to a holder
                                    of an Allowed General Unsecured Claim
                                    against EESOMI.

29            General               Distributions of Pro Rata Share of (a) the          11.8%         Impaired;
              Unsecured             Distributive Assets and Distributive                              Entitled to
              Claims Against        Interests attributable to EFSI and (b)                            vote
              EFSI                  such amount of cash or Distributive
                                    Interests as may be allocated to a holder
                                    of an Allowed General Unsecured Claim
                                    against EFSI.

30            General               Distributions of Pro Rata Share of (a) the          21.4%         Impaired;
              Unsecured Claims      Distributive Assets and Distributive                              Entitled to
              Against               Interests attributable to EFM and (b) such                        vote
              EFM                   amount of cash or Distributive Interests
                                    as may be allocated to a holder of an
                                    Allowed General Unsecured Claim against
                                    EFM.

31            General               Distributions of Pro Rata Share of (a) the          9.0%          Impaired;
              Unsecured             Distributive Assets and Distributive                              Entitled to
              Claims Against        Interests attributable to EBS LP and (b)                          vote
              EBS LP                such amount of cash or Distributive
                                    Interests as may be allocated to a holder
                                    of an Allowed General Unsecured Claim

                  TYPE OF
               ALLOWED CLAIM
                 OR EQUITY                                                            ESTIMATED
   CLASS          INTEREST                           TREATMENT                        RECOVERY           STATUS
   -----          --------                           ---------                        --------           ------
                                    against EBS LP.

32            General               Distributions of Pro Rata Share of (a) the          12.6%         Impaired;
              Unsecured             Distributive Assets and Distributive                              Entitled to
              Claims Against        Interests attributable to EESNA and (b)                           vote
              EESNA                 such amount of cash or Distributive
                                    Interests as may be allocated to a holder
                                    of an Allowed General Unsecured Claim
                                    against EESNA.

33            General Unsecured     Distributions of Pro Rata Share of (a) the          75.7%         Impaired;
              Claims Against LNG    Distributive Assets and Distributive                              Entitled to
              Marketing             Interests attributable to LNG Marketing                           vote
                                    and (b) such amount of cash or Distributive
                                    Interests as may be allocated to a holder of
                                    an Allowed General Unsecured Claim against
                                    LNG Marketing.

34            General Unsecured     Distributions of Pro Rata Share of (a) the          75.7%         Impaired;
              Claims Against        Distributive Assets and Distributive                              Entitled to
              Calypso               Interests attributable to Calypso and (b)                         vote
                                    such amount of cash or Distributive
                                    Interests as may be allocated to a holder of
                                    an Allowed General Unsecured Claim against
                                    Calypso.

35            General Unsecured     Distributions of Pro Rata Share of (a) the          75.7%         Impaired;
              Claims Against        Distributive Assets and Distributive                              Entitled to
              Global LNG            Interests attributable to Global LNG and                          vote
                                    (b) such amount of cash or Distributive
                                    Interests as may be allocated to a holder
                                    of an Allowed General Unsecured Claim
                                    against Global LNG.

36            General Unsecured     Distributions of Pro Rata Share of (a) the          5.7%          Impaired;
              Claims Against EIFM   Distributive Assets and Distributive                              Entitled to
                                    Interests attributable to EIFM and (b)                            vote
                                    such amount of cash or Distributive
                                    Interests as may be allocated to a holder of
                                    an Allowed

                  TYPE OF
               ALLOWED CLAIM
                 OR EQUITY                                                            ESTIMATED
   CLASS          INTEREST                           TREATMENT                        RECOVERY           STATUS
   -----          --------                           ---------                        --------           ------
                                    General Unsecured Claim against EIFM.

37            General Unsecured     Distributions of Pro Rata Share of (a) the          23.9%         Impaired;
              Claims Against ENGMC  Distributive Assets and Distributive                              Entitled to
                                    Interests attributable to ENGMC and (b)                           vote
                                    such amount of cash or Distributive
                                    Interests as may be allocated to a holder of
                                    an Allowed General Unsecured Claim against
                                    ENGMC.

38            General Unsecured     Distributions of Pro Rata Share of (a) the          5.9%          Impaired;
              Claims Against ENA    Distributive Assets and Distributive                              Entitled to
              Upstream              Interests attributable to ENA Upstream and                        vote
                                    (b) such amount of cash or Distributive
                                    Interests as may be allocated to a holder
                                    of an Allowed General Unsecured Claim
                                    against ENA Upstream.

39            General Unsecured     Distributions of Pro Rata Share of (a) the          10.1%         Impaired;
              Claims Against ELFI   Distributive Assets and Distributive                              Entitled to
                                    Interests attributable to ELFI and (b)                            vote
                                    such amount of cash or Distributive
                                    Interests as may be allocated to a holder of
                                    an Allowed General Unsecured Claim against
                                    ELFI.

40            General Unsecured     Distributions of Pro Rata Share of (a) the          75.7%         Impaired;
              Claims Against LNG    Distributive Assets and Distributive                              Entitled to
              Shipping              Interests attributable to LNG Shipping and                        vote
                                    (b) such amount of cash or Distributive
                                    Interests as may be allocated to a holder
                                    of an Allowed General Unsecured Claim
                                    against LNG Shipping.

41            General Unsecured     Distributions of Pro Rata Share of (a) the          9.2%          Impaired;
              Claims Against EPSC   Distributive Assets and Distributive                              Entitled to
                                    Interests attributable to EPSC and (b)                            vote
                                    such amount of cash or Distributive
                                    Interests as may be

                  TYPE OF
               ALLOWED CLAIM
                 OR EQUITY                                                            ESTIMATED
   CLASS          INTEREST                           TREATMENT                        RECOVERY           STATUS
   -----          --------                           ---------                        --------           ------
                                    allocated to a holder of an Allowed General
                                    Unsecured Claim against EPSC.

42            General Unsecured     Distributions of Pro Rata Share of (a) the          25.6%         Impaired;
              Claims Against        Distributive Assets and Distributive                              Entitled to
              ECTRIC                Interests attributable to ECTRIC and (b)                          vote
                                    such amount of cash or Distributive
                                    Interests as may be allocated to a holder of
                                    an Allowed General Unsecured Claim against
                                    ECTRIC.

43            General Unsecured     Distributions of Pro Rata Share of (a) the          19.3%         Impaired;
              Claims Against        Distributive Assets and Distributive                              Entitled to
              Communications        Interests attributable to Communications                          vote
              Leasing               Leasing and (b) such amount of cash or
                                    Distributive Interests as may be allocated
                                    to a holder of an Allowed General Unsecured
                                    Claim against Communications Leasing.

44            General Unsecured     Distributions of Pro Rata Share of (a) the          31.5%         Impaired;
              Claims Against Wind   Distributive Assets and Distributive                              Entitled to
                                    Interests attributable to Wind and (b)                            vote
                                    such amount of cash or Distributive
                                    Interests as may be allocated to a holder of
                                    an Allowed General Unsecured Claim against
                                    Wind.

45            General Unsecured     Distributions of Pro Rata Share of (a) the          50.0%         Impaired;
              Claims Against Wind   Distributive Assets and Distributive                              Entitled to
              Systems               Interests attributable to Wind Systems and                        vote
                                    (b) such amount of cash or Distributive
                                    Interests as may be allocated to a holder
                                    of an Allowed General Unsecured Claim
                                    against Wind Systems.

46            General Unsecured     Distributions of Pro Rata Share of (a) the          46.7%         Impaired;
              Claims Against        Distributive Assets and Distributive                              Entitled to
              EWESC                 Interests attributable to EWESC and (b)                           vote
                                    such amount of

                  TYPE OF
               ALLOWED CLAIM
                 OR EQUITY                                                            ESTIMATED
   CLASS          INTEREST                           TREATMENT                        RECOVERY           STATUS
   -----          --------                           ---------                        --------           ------
              EWESC                 cash or Distributive Interests as may be
                                    allocated to a holder of an Allowed General
                                    Unsecured Claim against EWESC.

47            General Unsecured     Distributions of Pro Rata Share of (a) the          5.7%          Impaired;
              Claims Against Wind   Distributive Assets and Distributive                              Entitled to
              Maintenance           Interests attributable to Wind Maintenance                        vote
                                    and (b) such amount of cash or Distributive
                                    Interests as may be allocated to a holder of
                                    an Allowed General Unsecured Claim against
                                    Wind Maintenance.

48            General Unsecured     Distributions of Pro Rata Share of (a) the          44.5%         Impaired;
              Claims Against Wind   Distributive Assets and Distributive                              Entitled to
              Constructors          Interests attributable to Wind                                    vote
                                    Constructors and (b) such amount of cash or
                                    Distributive Interests as may be allocated
                                    to a holder of an Allowed General Unsecured
                                    Claim against Wind Constructors.

49            General Unsecured     Distributions of Pro Rata Share of (a) the          50.0%         Impaired;
              Claims Against EREC   Distributive Assets and Distributive                              Entitled to
              I                     Interests attributable to EREC I and (b)                          vote
                                    such amount of cash or Distributive
                                    Interests as may be allocated to a holder of
                                    an Allowed General Unsecured Claim against
                                    EREC I.

50            General Unsecured     Distributions of Pro Rata Share of (a) the          44.5%         Impaired;
              Claims Against EREC   Distributive Assets and Distributive                              Entitled to
              II                    Interests attributable to EREC II and (b)                         vote
                                    such amount of cash or Distributive
                                    Interests as may be allocated to a holder of
                                    an Allowed General Unsecured Claim against
                                    EREC II.

51            General               Distributions of Pro Rata Share of (a) the          46.7%         Impaired;
              Unsecured             Distributive Assets and                                           Entitled to

                  TYPE OF
               ALLOWED CLAIM
                 OR EQUITY                                                            ESTIMATED
   CLASS          INTEREST                           TREATMENT                        RECOVERY           STATUS
   -----          --------                           ---------                        --------           ------
              Claims Against        Distributive Interests attributable to EREC                       vote
              EREC III              III and (b) such amount of cash or
                                    Distributive Interests as may be allocated
                                    to a holder of an Allowed General Unsecured
                                    Claim against EREC III.

52            General Unsecured     Distributions of Pro Rata Share of (a) the          5.7%          Impaired;
              Claims Against EREC   Distributive Assets and Distributive                              Entitled to
              IV                    Interests attributable to EREC IV and (b)                         vote
                                    such amount of cash or Distributive
                                    Interests as may be allocated to a holder of
                                    an Allowed General Unsecured Claim against
                                    EREC IV.

53            General Unsecured     Distributions of Pro Rata Share of (a) the          31.5%         Impaired;
              Claims Against EREC   Distributive Assets and Distributive                              Entitled to
              V                     Interests attributable to EREC V and (b)                          vote
                                    such amount of cash or Distributive
                                    Interests as may be allocated to a holder of
                                    an Allowed General Unsecured Claim against
                                    EREC V.

54            General Unsecured     Distributions of Pro Rata Share of (a) the          5.7%          Impaired;
              Claims Against        Distributive Assets and Distributive                              Entitled to
              Intratex              Interests attributable to Intratex and (b)                        vote
                                    such amount of cash or Distributive
                                    Interests as may be allocated to a holder of
                                    an Allowed General Unsecured Claim against
                                    Intratex.

55            General Unsecured     Distributions of Pro Rata Share of (a) the          5.7%          Impaired;
              Claims Against EPPI   Distributive Assets and Distributive                              Entitled to
                                    Interests attributable to EPPI and (b)                            vote
                                    such amount of cash or Distributive
                                    Interests as may be allocated to a holder of
                                    an Allowed General Unsecured Claim against
                                    EPPI.

56            General               Distributions of Pro Rata Share of (a) the          5.7%          Impaired;
              Unsecured             Distributive Assets and                                           Entitled to

                  TYPE OF
               ALLOWED CLAIM
                 OR EQUITY                                                            ESTIMATED
   CLASS          INTEREST                           TREATMENT                        RECOVERY           STATUS
   -----          --------                           ---------                        --------           ------
              Claims Against        Distributive Interests attributable to                            vote
              Methanol              Methanol and (b) such amount of cash or
                                    Distributive Interests as may be allocated
                                    to a holder of an Allowed General Unsecured
                                    Claim against Methanol.

57            General Unsecured     Distributions of Pro Rata Share of (a) the          14.6%         Impaired;
              Claims Against        Distributive Assets and Distributive                              Entitled to
              Ventures              Interests attributable to Ventures and (b)                        vote
                                    such amount of cash or Distributive
                                    Interests as may be allocated to a holder of
                                    an Allowed General Unsecured Claim against
                                    Ventures.

58            General Unsecured     Distributions of Pro Rata Share of (a) the          5.7%          Impaired;
              Claims Against        Distributive Assets and Distributive                              Entitled to
              Enron Mauritius       Interests attributable to Mauritius and                           vote
                                    (b) such amount of cash or Distributive
                                    Interests as may be allocated to a holder
                                    of an Allowed General Unsecured Claim
                                    against Mauritius.

59            General Unsecured     Distributions of Pro Rata Share of (a) the          5.7%          Impaired;
              Claims Against        Distributive Assets and Distributive                              Entitled to
              India Holdings        Interests attributable to India Holdings                          vote
                                    and (b) such amount of cash or Distributive
                                    Interests as may be allocated to a holder of
                                    an Allowed General Unsecured Claim against
                                    India Holdings.

60            General Unsecured     Distributions of Pro Rata Share of (a) the          75.7%         Impaired;
              Claims Against OPP    Distributive Assets and Distributive                              Entitled to
                                    Interests attributable to OPP and (b) such                        vote
                                    amount of cash or Distributive
                                    Interests as may be allocated to a holder of
                                    an Allowed General Unsecured Claim against
                                    OPP.

61            General               Distributions of Pro Rata Share of (a) the          75.7%         Impaired;
              Unsecured             Distributive Assets and                                           Entitled to

                  TYPE OF
               ALLOWED CLAIM
                 OR EQUITY                                                            ESTIMATED
   CLASS          INTEREST                           TREATMENT                        RECOVERY           STATUS
   -----          --------                           ---------                        --------           ------
              Claims Against        Distributive Interests attributable to NETCO                      vote
              NETCO                 and (b) such amount of cash or Distributive
                                    Interests as may be allocated to a holder of
                                    an Allowed General Unsecured Claim against
                                    NETCO.

62            General Unsecured     Distributions of Pro Rata Share of (a) the          42.1%         Impaired;
              Claims Against EESSH  Distributive Assets and Distributive                              Entitled to
                                    Interests attributable to EESSH and (b)                           vote
                                    such amount of cash or Distributive
                                    Interests as may be allocated to a holder of
                                    an Allowed General Unsecured Claim against
                                    EESSH.

63            General Unsecured     Distributions of Pro Rata Share of (a) the          73.5%         Impaired;
              Claims Against Wind   Distributive Assets and Distributive                              Entitled to
              Development           Interests attributable to Wind Development                        vote
                                    and (b) such amount of cash or Distributive
                                    Interests as may be allocated to a holder of
                                    an Allowed General Unsecured Claim against
                                    Wind Development.

64            General Unsecured     Distributions of Pro Rata Share of (a) the          75.7%         Impaired;
              Claims Against ZWHC   Distributive Assets and Distributive                              Entitled to
                                    Interests attributable to ZWHC and (b)                            vote
                                    such amount of cash or Distributive
                                    Interests as may be allocated to a holder of
                                    an Allowed General Unsecured Claim against
                                    ZWHC.

65            General Unsecured     Distributions of Pro Rata Share of (a) the          5.7%          Impaired;
              Claims Against Zond   Distributive Assets and Distributive                              Entitled to
              Pacific               Interests attributable to Zond Pacific and                        vote
                                    (b) such amount of cash or Distributive
                                    Interests as may be allocated to a holder
                                    of an Allowed General Unsecured Claim
                                    against Zond Pacific.

                  TYPE OF
               ALLOWED CLAIM
                 OR EQUITY                                                            ESTIMATED
   CLASS          INTEREST                           TREATMENT                        RECOVERY           STATUS
   -----          --------                           ---------                        --------           ------
66            General Unsecured     Distributions of Pro Rata Share of (a) the          22.9%         Impaired;
              Claims Against ERAC   Distributive Assets and Distributive                              Entitled to
                                    Interests attributable to ERAC and (b)                            vote
                                    such amount of cash or Distributive
                                    Interests as may be allocated to a holder of
                                    an Allowed General Unsecured Claim against
                                    ERAC.

67            General Unsecured     Distributions of Pro Rata Share of (a) the          5.7%          Impaired;
              Claims Against NEPCO  Distributive Assets and Distributive                              Entitled to
                                    Interests attributable to NEPCO and (b)                           vote
                                    such amount of cash or Distributive
                                    Interests as may be allocated to a holder of
                                    an Allowed General Unsecured Claim against
                                    NEPCO.

68            General Unsecured     Distributions of Pro Rata Share of (a) the          5.7%          Impaired;
              Claims Against EPICC  Distributive Assets and Distributive                              Entitled to
                                    Interests attributable to EPICC and (b)                           vote
                                    such amount of cash or Distributive
                                    Interests as may be allocated to a holder of
                                    an Allowed General Unsecured Claim against
                                    EPICC.

69            General Unsecured     Distributions of Pro Rata Share of (a) the          5.7%          Impaired;
              Claims Against        Distributive Assets and Distributive                              Entitled to
              NEPCO Power           Interests attributable to NEPCO Power                             vote
              Procurement           Procurement and (b) such amount of cash or
                                    Distributive Interests as may be allocated
                                    to a holder of an Allowed General Unsecured
                                    Claim against NEPCO Power Procurement.

70            General Unsecured     Distributions of Pro Rata Share of (a) the          5.7%          Impaired;
              Claims Against        Distributive Assets and Distributive                              Entitled to
              NEPCO Services        Interests attributable to NEPCO Services                          vote
              International         International and (b) such amount of cash
                                    or Distributive Interests as may be
                                    allocated to a holder of an Allowed

                  TYPE OF
               ALLOWED CLAIM
                 OR EQUITY                                                            ESTIMATED
   CLASS          INTEREST                           TREATMENT                        RECOVERY           STATUS
   -----          --------                           ---------                        --------           ------
                                    General Unsecured Claim against NEPCO
                                    Services International.

71            General Unsecured     Distributions of Pro Rata Share of (a) the          5.7%          Impaired;
              Claims Against San    Distributive Assets and Distributive                              Entitled to
              Juan Gas              Interests attributable to San Juan Gas and                        vote
                                    (b) such amount of cash or Distributive
                                    Interests as may be allocated to a holder
                                    of an Allowed General Unsecured Claim
                                    against San Juan Gas.

72            General Unsecured     Distributions of Pro Rata Share of (a) the          75.7%         Impaired;
              Claims Against EBF    Distributive Assets and Distributive                              Entitled to
              LLC                   Interests attributable to EBF LLC and (b)                         vote
                                    such amount of cash or Distributive
                                    Interests as may be allocated to a holder of
                                    an Allowed General Unsecured Claim against
                                    EBF LLC.

73            General Unsecured     Distributions of Pro Rata Share of (a) the          38.3%         Impaired;
              Claims Against Zond   Distributive Assets and Distributive                              Entitled to
              Minnesota             Interests attributable to Zond Minnesota                          vote
                                    and (b) such amount of cash or Distributive
                                    Interests as may be allocated to a holder of
                                    an Allowed General Unsecured Claim against
                                    Zond Minnesota.

74            General Unsecured     Distributions of Pro Rata Share of (a) the          20.5%         Impaired;
              Claims Against EFII   Distributive Assets and Distributive                              Entitled to
                                    Interests attributable to EFII and (b)                            vote
                                    such amount of cash or Distributive
                                    Interests as may be allocated to a holder of
                                    an Allowed General Unsecured Claim against
                                    EFII.

75            General Unsecured     Distributions of Pro Rata Share of (a) the          46.8%         Impaired;
              Claims Against E      Distributive Assets and Distributive                              Entitled to
              Power                 Interests attributable to E Power Holdings                        vote
                                    and (b) such amount of cash or Distributive

                  TYPE OF
               ALLOWED CLAIM
                 OR EQUITY                                                            ESTIMATED
   CLASS          INTEREST                           TREATMENT                        RECOVERY           STATUS
   -----          --------                           ---------                        --------           ------
              Holdings              Interests as may be allocated to a holder of
                                    an Allowed General Unsecured Claim against E
                                    Power Holdings.

76            General Unsecured     Distributions of Pro Rata Share of (a) the          5.7%          Impaired;
              Claims Against        Distributive Assets and Distributive                              Entitled to
              EFS-CMS               Interests attributable to EFS-CMS and (b)                         vote
                                    such amount of cash or Distributive
                                    Interests as may be allocated to a holder of
                                    an Allowed General Unsecured Claim against
                                    EFS-CMS.

77            General Unsecured     Distributions of Pro Rata Share of (a) the          11.8%         Impaired;
              Claims Against EMI    Distributive Assets and Distributive                              Entitled to
                                    Interests attributable to EMI and (b) such                        vote
                                    amount of cash or Distributive
                                    Interests as may be allocated to a holder of
                                    an Allowed General Unsecured Claim against
                                    EMI.

78            General Unsecured     Distributions of Pro Rata Share of (a) the          24.0%         Impaired;
              Claims Against        Distributive Assets and Distributive                              Entitled to
              Expat Services        Interests attributable to Expat Services                          vote
                                    and (b) such amount of cash or Distributive
                                    Interests as may be allocated to a holder of
                                    an Allowed General Unsecured Claim against
                                    Expat Services.

79            General Unsecured     Distributions of Pro Rata Share of (a) the          17.8%         Impaired;
              Claims Against        Distributive Assets and Distributive                              Entitled to
              Artemis               Interests attributable to Artemis and (b)                         vote
                                    such amount of cash or Distributive
                                    Interests as may be allocated to a holder of
                                    an Allowed General Unsecured Claim against
                                    Artemis.

80            General Unsecured     Distributions of Pro Rata Share of (a) the          20.8%         Impaired;
              Claims Against        Distributive Assets and Distributive                              Entitled to
                                    Interests attributable to CEMS and (b)                            vote
                                    such amount of cash

                  TYPE OF
               ALLOWED CLAIM
                 OR EQUITY                                                            ESTIMATED
   CLASS          INTEREST                           TREATMENT                        RECOVERY           STATUS
   -----          --------                           ---------                        --------           ------
              CEMS                  or Distributive Interests as may be
                                    allocated to a holder of an Allowed General
                                    Unsecured Claim against CEMS.

81            General Unsecured     Distributions of Pro Rata Share of (a) the          11.0%         Impaired;
              Claims Against        Distributive Assets and Distributive                              Entitled to
              LINGTEC               Interests attributable to LINGTEC and (b)                         vote
                                    such amount of cash or Distributive
                                    Interests as may be allocated to a holder of
                                    an Allowed General Unsecured Claim against
                                    LINGTEC.

82            General Unsecured     Distributions of Pro Rata Share of (a) the          7.0%          Impaired;
              Claims Against        Distributive Assets and Distributive                              Entitled to
              EGSNVC                Interests attributable to EGSNVC and (b)                          vote
                                    such amount of cash or Distributive
                                    Interests as may be allocated to a holder of
                                    an Allowed General Unsecured Claim against
                                    EGSNVC.

83            General Unsecured     Distributions of Pro Rata Share of (a) the          8.8%          Impaired;
              Claims Against LGMC   Distributive Assets and Distributive                              Entitled to
                                    Interests attributable to LGMC and (b)                            vote
                                    such amount of cash or Distributive
                                    Interests as may be allocated to a holder of
                                    an Allowed General Unsecured Claim against
                                    LGMC.

84            General               Distributions of Pro Rata Share of (a) the          16.1%         Impaired;
              Unsecured             Distributive Assets and Distributive                              Entitled to
              Claims Against        Interests attributable to LRC and (b) such                        vote
              LRC                   amount of cash or Distributive Interests as
                                    may be allocated to a holder of an Allowed
                                    General Unsecured Claim against LRC.

85            General Unsecured     Distributions of Pro Rata Share of (a) the          13.5%         Impaired;
              Claims Against        Distributive Assets and Distributive                              Entitled to
                                    Interests attributable to LGMI and (b)                            vote
                                    such amount of cash

                  TYPE OF
               ALLOWED CLAIM
                 OR EQUITY                                                            ESTIMATED
   CLASS          INTEREST                           TREATMENT                        RECOVERY           STATUS
   -----          --------                           ---------                        --------           ------
               LGMI                 or Distributive Interests as may be
                                    allocated to a holder of an Allowed General
                                    Unsecured Claim against LGMI.

86            General Unsecured     Distributions of Pro Rata Share of (a) the          15.3%         Impaired;
              Claims Against LRCI   Distributive Assets and Distributive                              Entitled to
                                    Interests attributable to LRCI and (b)                            vote
                                    such amount of cash or Distributive
                                    Interests as may be allocated to a holder of
                                    an Allowed General Unsecured Claim against
                                    LRCI.

87            General Unsecured     Distributions of Pro Rata Share of (a) the          5.7%          Impaired;
              Claims Against ECG    Distributive Assets and Distributive                              Entitled to
                                    Interests attributable to ECG and (b) such                        vote
                                    amount of cash or Distributive
                                    Interests as may be allocated to a holder of
                                    an Allowed General Unsecured Claim against
                                    ECG.

88            General Unsecured     Distributions of Pro Rata Share of (a) the          5.7%          Impaired;
              Claims Against        Distributive Assets and Distributive                              Entitled to
              EnRock Management     Interests attributable to EnRock                                  vote
                                    Management and (b) such amount of cash or
                                    Distributive Interests as may be allocated
                                    to a holder of an Allowed General Unsecured
                                    Claim against EnRock Management.

89            General Unsecured     Distributions of Pro Rata Share of (a) the          75.7%         Impaired;
              Claims Against ECI    Distributive Assets and Distributive                              Entitled to
              Texas                 Interests attributable to ECI Texas and                           vote
                                    (b) such amount of cash or Distributive
                                    Interests as may be allocated to a holder
                                    of an Allowed General Unsecured Claim
                                     against ECI Texas.

90            General Unsecured     Distributions of Pro Rata Share of (a) the          75.7%         Impaired;
              Claims Against        Distributive Assets and Distributive                              Entitled to
              EnRock                Interests attributable to                                         vote

                  TYPE OF
               ALLOWED CLAIM
                 OR EQUITY                                                            ESTIMATED
   CLASS          INTEREST                           TREATMENT                        RECOVERY           STATUS
   -----          --------                           ---------                        --------           ------
                                    EnRock and (b) such amount of cash or
                                    Distributive Interests as may be allocated
                                    to a holder of an Allowed General Unsecured
                                    Claim against EnRock.

91            General Unsecured     Distributions of Pro Rata Share of (a) the          25.1%         Impaired;
              Claims Against ECI    Distributive Assets and Distributive                              Entitled to
              Nevada                Interests attributable to ECI Nevada and                          vote
                                    (b) such amount of cash or Distributive
                                    Interests as may be allocated to a holder
                                    of an Allowed General Unsecured Claim
                                     against ECI Nevada.

92            General Unsecured     Distributions of Pro Rata Share of (a) the          5.7%          Impaired;
              Claims Against        Distributive Assets and Distributive                              Entitled to
              Alligator Alley       Interests attributable to Alligator Alley                         vote
                                    and (b) such amount of cash or Distributive
                                    Interests as may be allocated to a holder of
                                    an Allowed General Unsecured Claim against
                                    Alligator Alley.

93            General Unsecured     Distributions of Pro Rata Share of (a) the          5.7%          Impaired;
              Claims Against        Distributive Assets and Distributive                              Entitled to
              Enron Wind Storm      Interests attributable to Enron Wind Storm                        vote
              Lake I                Lake I and (b) such amount of cash or
                                    Distributive Interests as may be allocated
                                    to a holder of an Allowed General Unsecured
                                    Claim against Enron Wind Storm Lake I.

94            General Unsecured     Distributions of Pro Rata Share of (a) the          75.4%         Impaired;
              Claims Against ECTMI  Distributive Assets and Distributive                              Entitled to
                                    Interests attributable to ECTMI and (b)                           vote
                                    such amount of cash or Distributive
                                    Interests as may be allocated to a holder of
                                    an Allowed General Unsecured Claim against
                                    ECTMI.

                  TYPE OF
               ALLOWED CLAIM
                 OR EQUITY                                                            ESTIMATED
   CLASS          INTEREST                           TREATMENT                        RECOVERY           STATUS
   -----          --------                           ---------                        --------           ------
95            General Unsecured     Distributions of Pro Rata Share of (a) the          16.6%         Impaired;
              Claims Against        Distributive Assets and Distributive                              Entitled to
              EnronOnline           Interests attributable to EnronOnline and                         vote
                                    (b) such amount of cash or Distributive
                                    Interests as may be allocated to a holder
                                    of an Allowed General Unsecured Claim
                                    against EnronOnline.

96            General Unsecured     Distributions of Pro Rata Share of (a) the          5.7%          Impaired;
              Claims Against St.    Distributive Assets and Distributive                              Entitled to
              Charles Development   Interests attributable to St. Charles                             vote
                                    Development and (b) such amount of cash or
                                    Distributive Interests as may be allocated

                                    to a holder of an Allowed General
                                    Unsecured Claim against St. Charles
                                    Development.
97            General Unsecured     Distributions of Pro Rata Share of (a) the          5.7%          Impaired;
              Claims Against        Distributive Assets and Distributive                              Entitled to
              Calcasieu             Interests attributable to Calcasieu and                           vote
                                    (b) such amount of cash or Distributive
                                    Interests as may be allocated to a holder
                                    of an Allowed General Unsecured Claim
                                     against Calcasieu.

98            General Unsecured     Distributions of Pro Rata Share of (a) the          5.7%          Impaired;
              Claims Against        Distributive Assets and Distributive                              Entitled to
              Calvert City Power    Interests attributable to Calvert City                            vote
                                    Power and (b) such amount of cash or
                                    Distributive Interests as may be allocated
                                    to a holder of an Allowed General Unsecured
                                    Claim against Calvert City Power.

99            General Unsecured     Distributions of Pro Rata Share of (a) the          5.7%          Impaired;
              Claims Against        Distributive Assets and Distributive                              Entitled to
              Enron ACS             Interests attributable to Enron ACS and                           vote
                                    (b) such amount of cash or Distributive
                                    Interests as may be allocated to a holder
                                    of an

                  TYPE OF
               ALLOWED CLAIM
                 OR EQUITY                                                            ESTIMATED
   CLASS          INTEREST                           TREATMENT                        RECOVERY           STATUS
   -----          --------                           ---------                        --------           ------
                                    Allowed General Unsecured Claim against
                                    Enron ACS.

100           General Unsecured     Distributions of Pro Rata Share of (a) the          40.3%         Impaired;
              Claims Against LOA    Distributive Assets and Distributive                              Entitled to
                                    Interests attributable to LOA and (b) such                        vote
                                    amount of cash or Distributive
                                    Interests as may be allocated to a holder of
                                    an Allowed General Unsecured Claim against
                                    LOA.

101           General Unsecured     Distributions of Pro Rata Share of (a) the          7.0%          Impaired;
              Claims Against ENIL   Distributive Assets and Distributive                              Entitled to
                                    Interests attributable to ENIL and (b)                            vote
                                    such amount of cash or Distributive
                                    Interests as may be allocated to a holder of
                                    an Allowed General Unsecured Claim against
                                    ENIL.

102           General Unsecured     Distributions of Pro Rata Share of (a) the          5.7%          Impaired;
              Claims Against EI     Distributive Assets and Distributive                              Entitled to
                                    Interests attributable to EI and (b) such                         vote
                                    amount of cash or Distributive
                                    Interests as may be allocated to a holder of
                                    an Allowed General Unsecured Claim against
                                    EI.

103           General Unsecured     Distributions of Pro Rata Share of (a) the          11.8%         Impaired;
              Claims Against EINT   Distributive Assets and Distributive                              Entitled to
                                    Interests attributable to EINT and (b)                            vote
                                    such amount of cash or Distributive
                                    Interests as may be allocated to a holder of
                                    an Allowed General Unsecured Claim against
                                    EINT.

104           General Unsecured     Distributions of Pro Rata Share of (a) the          7.6%          Impaired;
              Claims Against EMDE   Distributive Assets and Distributive                              Entitled to
                                    Interests attributable to EMDE and (b)                            vote
                                    such amount of cash or Distributive
                                    Interests as may be allocated to a holder of
                                    an Allowed

                  TYPE OF
               ALLOWED CLAIM
                 OR EQUITY                                                            ESTIMATED
   CLASS          INTEREST                           TREATMENT                        RECOVERY           STATUS
   -----          --------                           ---------                        --------           ------
                                    General Unsecured Claim against EMDE.

105           Unsecured Claims      Distributions of Pro Rata Share of (a) the          5.7%          Impaired;
              Against WarpSpeed     Distributive Assets and Distributive                              Entitled to
                                    Interests attributable to WarpSpeed and                           vote
                                    (b) such amount of cash or Distributive
                                    Interests as may be allocated to a holder of
                                    an Allowed General Unsecured Claim against
                                    WarpSpeed.

106           General Unsecured     Distributions of Pro Rata Share of (a) the          75.7%         Impaired;
              Claims Against        Distributive Assets and Distributive                              Entitled to
              Modulus               Interests attributable to Modulus and (b)                         vote
                                    such amount of cash or Distributive
                                    Interests as may be allocated to a holder of
                                    an Allowed General Unsecured Claim against
                                    Modulus.

107           General Unsecured     Distributions of Pro Rata Share of (a) the          5.7%          Impaired;
              Claims Against ETI    Distributive Assets and Distributive                              Entitled to
                                    Interests attributable to ETI and (b) such                        vote
                                    amount of cash or Distributive
                                    Interests as may be allocated to a holder of
                                    an Allowed General Unsecured Claim against
                                    ETI.

108           General Unsecured     Distributions of Pro Rata Share of (a) the          5.7%          Impaired;
              Claims Against DSG    Distributive Assets and Distributive                              Entitled to
                                    Interests attributable to DSG and (b) such                        vote
                                    amount of cash or Distributive
                                    Interests as may be allocated to a holder of
                                    an Allowed General Unsecured Claim against
                                    DSG.

109           General Unsecured     Distributions of Pro Rata Share of (a) the          75.7%         Impaired;
              Claims Against RMTC   Distributive Assets and Distributive                              Entitled to
                                    Interests attributable to RMTC and (b)                            vote
                                    such amount of cash or Distributive
                                    Interests as may be allocated to a holder of
                                    an Allowed

                  TYPE OF
               ALLOWED CLAIM
                 OR EQUITY                                                            ESTIMATED
   CLASS          INTEREST                           TREATMENT                        RECOVERY           STATUS
   -----          --------                           ---------                        --------           ------
                                    General Unsecured Claim against RMTC.

110           General Unsecured     Distributions of Pro Rata Share of (a) the          5.7%          Impaired;
              Claims Against        Distributive Assets and Distributive                              Entitled to
              Omicron               Interests attributable to Omicron and (b)                         vote
                                    such amount of cash or Distributive
                                    Interests as may be allocated to a holder of
                                    an Allowed General Unsecured Claim against
                                    Omicron.

111           General Unsecured     Distributions of Pro Rata Share of (a) the          56.4%         Impaired;
              Claims Against EFS I  Distributive Assets and Distributive                              Entitled to
                                    Interests attributable to EFS I and (b)                            vote
                                    such amount of cash or Distributive
                                    Interests as may be allocated to a holder of
                                    an Allowed General Unsecured Claim against
                                    EFS I.

112           General Unsecured     Distributions of Pro Rata Share of (a) the          5.7%          Impaired;
              Claims Against EFS    Distributive Assets and Distributive                              Entitled to
              II                    Interests attributable to EFS II and (b)                          vote
                                    such amount of cash or Distributive
                                    Interests as may be allocated to a holder of
                                    an Allowed General Unsecured Claim against
                                    EFS II.

113           General Unsecured     Distributions of Pro Rata Share of (a) the          75.7%         Impaired;
              Claims Against EFS    Distributive Assets and Distributive                              Entitled to
              III                   Interests attributable to EFS III and (b)                         vote
                                    such amount of cash or Distributive
                                    Interests as may be allocated to a holder of
                                    an Allowed General Unsecured Claim against
                                    EFS III.

114           General Unsecured     Distributions of Pro Rata Share of (a) the          75.7%         Impaired;
              Claims Against EFS V  Distributive Assets and Distributive                              Entitled to
                                    Interests attributable to EFS V and (b)                           vote
                                    such amount of cash or Distributive
                                    Interests as may be allocated to a holder of
                                    an Allowed

                  TYPE OF
               ALLOWED CLAIM
                 OR EQUITY                                                            ESTIMATED
   CLASS          INTEREST                           TREATMENT                        RECOVERY           STATUS
   -----          --------                           ---------                        --------           ------
                                    General Unsecured Claim against EFS V.

115           General Unsecured     Distributions of Pro Rata Share of (a) the          5.7%          Impaired;
              Claims Against EFS    Distributive Assets and Distributive                              Entitled to
              VI                    Interests attributable to EFS VI and (b)                          vote
                                    such amount of cash or Distributive
                                    Interests as may be allocated to a holder of
                                    an Allowed General Unsecured Claim against
                                    EFS VI.

116           General Unsecured     Distributions of Pro Rata Share of (a) the          5.7%          Impaired;
              Claims Against EFS    Distributive Assets and Distributive                              Entitled to
              VII                   Interests attributable to EFS VII and (b)                         vote
                                    such amount of cash or Distributive
                                    Interests as may be allocated to a holder of
                                    an Allowed General Unsecured Claim against
                                    EFS VII.

117           General Unsecured     Distributions of Pro Rata Share of (a) the          75.7%         Impaired;
              Claims Against EFS    Distributive Assets and Distributive                              Entitled to
              IX                    Interests attributable to EFS IX and (b)                          vote
                                    such amount of cash or Distributive
                                    Interests as may be allocated to a holder of
                                    an Allowed General Unsecured Claim against
                                    EFS IX.

118           General Unsecured     Distributions of Pro Rata Share of (a) the          5.7%          Impaired;
              Claims Against EFS X  Distributive Assets and Distributive                              Entitled to
                                    Interests attributable to EFS X and (b)                           vote
                                    such amount of cash or Distributive
                                    Interests as may be allocated to a holder of
                                    an Allowed General Unsecured Claim against
                                    EFS X.

119           General Unsecured     Distributions of Pro Rata Share of (a) the          5.9%          Impaired;
              Claims Against EFS    Distributive Assets and Distributive                              Entitled to
              XI                    Interests attributable to EFS XI and (b)                          vote
                                    such amount of cash or Distributive
                                    Interests as may be allocated to a holder of
                                    an

                  TYPE OF
               ALLOWED CLAIM
                 OR EQUITY                                                            ESTIMATED
   CLASS          INTEREST                           TREATMENT                        RECOVERY           STATUS
   -----          --------                           ---------                        --------           ------
                                    Allowed General Unsecured Claim against EFS
                                    XI.

120           General Unsecured     Distributions of Pro Rata Share of (a) the          9.5%          Impaired;
              Claims Against EFS    Distributive Assets and Distributive                              Entitled to
              XII                   Interests attributable to EFS XII and (b)                         vote
                                    such amount of cash or Distributive
                                    Interests as may be allocated to a holder of
                                    an Allowed General Unsecured Claim against
                                    EFS XII.

121           General Unsecured     Distributions of Pro Rata Share of (a) the          5.7%          Impaired;
              Claims Against EFS    Distributive Assets and Distributive                              Entitled to
              XV                    Interests attributable to EFS XV and (b)                          vote
                                    such amount of cash or Distributive
                                    Interests as may be allocated to a holder of
                                    an Allowed General Unsecured Claim against
                                    EFS XV.

122           General Unsecured     Distributions of Pro Rata Share of (a) the          75.7%         Impaired;
              Claims Against EFS    Distributive Assets and Distributive                              Entitled to
              XVII                  Interests attributable to EFS XVII and (b)                        vote
                                    such amount of cash or Distributive
                                    Interests as may be allocated to a holder of
                                    an Allowed General Unsecured Claim against
                                    EFS XVII.

123           General Unsecured     Distributions of Pro Rata Share of (a) the          5.7%          Impaired;
              Claims Against        Distributive Assets and Distributive                              Entitled to
              Jovinole              Interests attributable to Jovinole and (b)                        vote
                                    such amount of cash or Distributive
                                    Interests as may be allocated to a holder of
                                    an Allowed General Unsecured Claim against
                                    Jovinole.

124           General Unsecured     Distributions of Pro Rata Share of (a) the          18.6%         Impaired;
              Claims Against EFS    Distributive Assets and Distributive                              Entitled to
              Holdings              Interests attributable to EFS Holdings and                        vote
                                    (b) such amount of cash or Distributive
                                    Interests as may be allocated to a holder
                                    of an

                  TYPE OF
               ALLOWED CLAIM
                 OR EQUITY                                                            ESTIMATED
   CLASS          INTEREST                           TREATMENT                        RECOVERY           STATUS
   -----          --------                           ---------                        --------           ------
                                    Allowed General Unsecured Claim against EFS
                                    Holdings.

125           General Unsecured     Distributions of Pro Rata Share of (a) the          21.9%         Impaired;
              Claims Against EOS    Distributive Assets and Distributive                              Entitled to
                                    Interests attributable to EOS and (b) such                        vote
                                    amount of cash or Distributive
                                    Interests as may be allocated to a holder of
                                    an Allowed General Unsecured Claim against
                                    EOS.

126           General Unsecured     Distributions of Pro Rata Share of (a) the          75.7%         Impaired;
              Claims Against        Distributive Assets and Distributive                              Entitled to
              Green Power           Interests attributable to Green Power and                         vote
                                    (b) such amount of cash or Distributive
                                    Interests as may be allocated to a holder
                                    of an Allowed General Unsecured Claim
                                    against Green Power.

127           General Unsecured     Distributions of Pro Rata Share of (a) the          24.7%         Impaired;
              Claims Against TLS    Distributive Assets and Distributive                              Entitled to
                                    Interests attributable to TLS and (b) such                        vote
                                    amount of cash or Distributive
                                    Interests as may be allocated to a holder of
                                    an Allowed General Unsecured Claim against
                                    TLS.

128           General Unsecured     Distributions of Pro Rata Share of (a) the          9.6%          Impaired;
              Claims Against ECT    Distributive Assets and Distributive                              Entitled to
              Securities Limited    Interests attributable to ECT Securities                          vote
              Partnership           Limited Partnership and (b) such amount of
                                    cash or Distributive Interests as may be
                                    allocated to a holder of an Allowed General
                                    Unsecured Claim against ECT Securities
                                    Limited Partnership.

129           General Unsecured     Distributions of Pro Rata Share of (a) the          5.7%          Impaired;
              Claims Against ECT    Distributive Assets and Distributive                              Entitled to
              Securities            Interests attributable to ECT Securities                          vote
                                    LP and (b) such

                  TYPE OF
               ALLOWED CLAIM
                 OR EQUITY                                                            ESTIMATED
   CLASS          INTEREST                           TREATMENT                        RECOVERY           STATUS
   -----          --------                           ---------                        --------           ------
              LP                    amount of cash or Distributive Interests as
                                    may be allocated to a holder of an Allowed
                                    General Unsecured Claim against ECT
                                    Securities LP.

130           General Unsecured     Distributions of Pro Rata Share of (a) the          5.7%          Impaired;
              Claims Against ECT    Distributive Assets and Distributive                              Entitled to
              Securities GP         Interests attributable to ECT Securities                          vote
                                    GP and (b) such amount of cash or
                                    Distributive Interests as may be allocated
                                    to a holder of an Allowed General Unsecured
                                    Claim against ECT Securities GP.

131           General Unsecured     Distributions of Pro Rata Share of (a) the          5.7%          Impaired;
              Claims Against KUCC   Distributive Assets and Distributive                              Entitled to
              Cleburne              Interests attributable to KUCC Cleburne                           vote
                                    and (b) such amount of cash or Distributive
                                    Interests as may be allocated to a holder of
                                    an Allowed General Unsecured Claim against
                                    KUCC Cleburne.

132           General Unsecured     Distributions of Pro Rata Share of (a) the          75.7%         Impaired;
              Claims Against EIAM   Distributive Assets and Distributive                              Entitled to
                                    Interests attributable to EIAM and (b)                            vote
                                    such amount of cash or Distributive
                                    Interests as may be allocated to a holder of
                                    an Allowed General Unsecured Claim against
                                    EIAM.

                  TYPE OF
               ALLOWED CLAIM
                 OR EQUITY                                                            ESTIMATED
   CLASS          INTEREST                           TREATMENT                        RECOVERY           STATUS
   -----          --------                           ---------                        --------           ------
133           General Unsecured     Distributions of Pro Rata Share of (a) the          5.7%          Impaired;
              Claims Against        Distributive Assets and Distributive                              Entitled to
              EBPHXI                Interests attributable to EBPHXI and (b)                          vote
                                    such amount of cash or Distributive
                                    Interests as may be allocated to a holder of
                                    an Allowed General Unsecured Claim against
                                    EBPHXI.

134           General Unsecured     Distributions of Pro Rata Share of (a) the          75.7%         Impaired;
              Claims Against EHC    Distributive Assets and Distributive                              Entitled to
                                    Interests attributable to EHC and (b) such                        vote
                                    amount of cash or Distributive
                                    Interests as may be allocated to a holder of
                                    an Allowed General Unsecured Claim against
                                    EHC.

135           General Unsecured     Distributions of Pro Rata Share of (a) the          75.7%         Impaired;
              Claims Against EDM    Distributive Assets and Distributive                              Entitled to
                                    Interests attributable to EDM and (b) such                        vote
                                    amount of cash or Distributive
                                    Interests as may be allocated to a holder of
                                    an Allowed General Unsecured Claim against
                                    EDM.

136           General Unsecured     Distributions of Pro Rata Share of (a) the          75.7%         Impaired;
              Claims Against EIKH   Distributive Assets and Distributive                              Entitled to
                                    Interests attributable to EIKH and (b)                            vote
                                    such amount of cash or Distributive
                                    Interests as may be allocated to a holder of
                                    an Allowed General Unsecured Claim against
                                    EIKH.

137           General Unsecured     Distributions of Pro Rata Share of (a) the          5.7%          Impaired;
              Claims Against ECHVI  Distributive Assets and Distributive                              Entitled to
                                    Interests attributable to ECHVI and (b)                           vote
                                    such amount of cash or Distributive
                                    Interests as may be allocated to a holder of
                                    an Allowed General Unsecured Claim against
                                    ECHVI.

                  TYPE OF
               ALLOWED CLAIM
                 OR EQUITY                                                            ESTIMATED
   CLASS          INTEREST                           TREATMENT                        RECOVERY           STATUS
   -----          --------                           ---------                        --------           ------
138           General Unsecured     Distributions of Pro Rata Share of (a) the          75.7%         Impaired;
              Claims Against EIAC   Distributive Assets and Distributive                              Entitled to
                                    Interests attributable to EIAC and (b)                            vote
                                    such amount of cash or Distributive
                                    Interests as may be allocated to a holder of
                                    an Allowed General Unsecured Claim against
                                    EIAC.

139           General Unsecured     Distributions of Pro Rata Share of (a) the          5.7%          Impaired;
              Claims Against        Distributive Assets and Distributive                              Entitled to
              EBPIXI                Interests attributable to EBPIXI and (b)                          vote
                                    such amount of cash or Distributive
                                    Interests as may be allocated to a holder of
                                    an Allowed General Unsecured Claim against
                                    EBPIXI.

140           General Unsecured     Distributions of Pro Rata Share of (a) the          5.7%          Impaired;
              Claims Against        Distributive Assets and Distributive                              Entitled to
              Paulista              Interests attributable to Paulista and (b)                        vote
                                    such amount of cash or Distributive
                                    Interests as may be allocated to a holder of
                                    an Allowed General Unsecured Claim against
                                    Paulista.

141           General Unsecured     Distributions of Pro Rata Share of (a) the          75.7%         Impaired;
              Claims Against EPCSC  Distributive Assets and Distributive                              Entitled to
                                    Interests attributable to EPCSC and (b)                           vote
                                    such amount of cash or Distributive
                                    Interests as may be allocated to a holder of
                                    an Allowed General Unsecured Claim against
                                    EPCSC.

142           General Unsecured     Distributions of Pro Rata Share of (a) the          5.7%          Impaired;
              Claims Against        Distributive Assets and Distributive                              Entitled to
              Pipeline Services     Interests attributable to Pipeline                                vote
                                    Services and (b) such amount of cash or
                                    Distributive Interests as may be allocated
                                    to a holder of an Allowed General Unsecured
                                    Claim against Pipeline

                  TYPE OF
               ALLOWED CLAIM
                 OR EQUITY                                                            ESTIMATED
   CLASS          INTEREST                           TREATMENT                        RECOVERY           STATUS
   -----          --------                           ---------                        --------           ------
                                    Services.

143           General Unsecured     Distributions of Pro Rata Share of (a) the          75.7%         Impaired;
              Claims Against ETPC   Distributive Assets and Distributive                              Entitled to
                                    Interests attributable to ETPC and (b)                            vote
                                    such amount of cash or Distributive
                                    Interests as may be allocated to a holder of
                                    an Allowed General Unsecured Claim against
                                    ETPC.

144           General Unsecured     Distributions of Pro Rata Share of (a) the          75.7%         Impaired;
              Claims Against ELSC   Distributive Assets and Distributive                              Entitled to
                                    Interests attributable to ELSC and (b)                            vote
                                    such amount of cash or Distributive
                                    Interests as may be allocated to a holder of
                                    an Allowed General Unsecured Claim against
                                    ELSC.

145           General Unsecured     Distributions of Pro Rata Share of (a) the          8.2%          Impaired;
              Claims Against EMMS   Distributive Assets and Distributive                              Entitled to
                                    Interests attributable to EMMS and (b)                            vote
                                    such amount of cash or Distributive
                                    Interests as may be allocated to a holder of
                                    an Allowed General Unsecured Claim against
                                    EMMS.

146           General Unsecured     Distributions of Pro Rata Share of (a) the          75.7%         Impaired;
              Claims Against ECFL   Distributive Assets and Distributive                              Entitled to
                                    Interests attributable to ECFL and (b)                            vote
                                    such amount of cash or Distributive
                                    Interests as may be allocated to a holder of
                                    an Allowed General Unsecured Claim against
                                    ECFL.

147           General Unsecured     Distributions of Pro Rata Share of (a) the          75.7%         Impaired;
              Claims Against EPGI   Distributive Assets and Distributive                              Entitled to
                                    Interests attributable to EPGI and (b)                            vote
                                    such amount of cash or Distributive
                                    Interests as may be allocated to a holder of
                                    an Allowed General Unsecured Claim against

                  TYPE OF
               ALLOWED CLAIM
                 OR EQUITY                                                            ESTIMATED
   CLASS          INTEREST                           TREATMENT                        RECOVERY           STATUS
   -----          --------                           ---------                        --------           ------
                                    EPGI.

148           General Unsecured     Distributions of Pro Rata Share of (a) the          75.7%         Impaired;
              Claims Against        Distributive Assets and Distributive                              Entitled to
              Transwestern          Interests attributable to Transwestern                            vote
              Gathering             Gathering and (b) such amount of cash or
                                    Distributive Interests as may be allocated
                                    to a holder of an Allowed General Unsecured
                                    Claim against Transwestern Gathering.

149           General Unsecured     Distributions of Pro Rata Share of (a) the          5.7%          Impaired;
              Claims Against        Distributive Assets and Distributive                              Entitled to
              Enron Gathering       Interests attributable to Enron Gathering                         vote
                                    and (b) such amount of cash or Distributive
                                    Interests as may be allocated to a holder of
                                    an Allowed General Unsecured Claim against
                                    Enron Gathering.

150           General Unsecured     Distributions of Pro Rata Share of (a) the          5.8%          Impaired;
              Claims Against EGP    Distributive Assets and Distributive                              Entitled to
                                    Interests attributable to EGP and (b) such                        vote
                                    amount of cash or Distributive
                                    Interests as may be allocated to a holder of
                                    an Allowed General Unsecured Claim against
                                    EGP.

151           General Unsecured     Distributions of Pro Rata Share of (a) the          5.7%          Impaired;
              Claims Against EAMR   Distributive Assets and Distributive                              Entitled to
                                    Interests attributable to EAMR and (b)                            vote
                                    such amount of cash or Distributive
                                    Interests as may be allocated to a holder of
                                    an Allowed General Unsecured Claim against
                                    EAMR.

152           General Unsecured     Distributions of Pro Rata Share of (a) the          22.0%         Impaired;
              Claims Against EBP I  Distributive Assets and Distributive                              Entitled to
                                    Interests attributable to EBP I and (b)                           vote
                                    such amount of cash or Distributive
                                    Interests as may be

                  TYPE OF
               ALLOWED CLAIM
                 OR EQUITY                                                            ESTIMATED
   CLASS          INTEREST                           TREATMENT                        RECOVERY           STATUS
   -----          --------                           ---------                        --------           ------
                                    allocated to a holder of an Allowed General
                                    Unsecured Claim against EBP I.

153           General Unsecured     Distributions of Pro Rata Share of (a) the          12.6%         Impaired;
              Claims Against EBHL   Distributive Assets and Distributive                              Entitled to
                                    Interests attributable to EBHL and (b)                            vote
                                    such amount of cash or Distributive
                                    Interests as may be allocated to a holder of
                                    an Allowed General Unsecured Claim against
                                    EBHL.

154           General Unsecured     Distributions of Pro Rata Share of (a) the          5.7%          Impaired;
              Claims Against        Distributive Assets and Distributive                              Entitled to
              Enron Wind Storm      Interests attributable to Enron Wind Storm                        vote
              Lake II               Lake II and (b) such amount of cash or
                                    Distributive Interests as may be allocated
                                    to a holder of an Allowed General Unsecured
                                    Claim against Enron Wind Storm Lake II.

155           General Unsecured     Distributions of Pro Rata Share of (a) the          9.5%          Impaired;
              Claims Against EREC   Distributive Assets and Distributive                              Entitled to
                                    Interests attributable to EREC and (b)                            vote
                                    such amount of cash or Distributive
                                    Interests as may be allocated to a holder of
                                    an Allowed General Unsecured Claim against
                                    EREC.

156           General Unsecured     Distributions of Pro Rata Share of (a) the          21.1%         Impaired;
              Claims Against EA     Distributive Assets and Distributive                              Entitled to
              III                   Interests attributable to EA III and (b)                          vote
                                    such amount of cash or Distributive
                                    Interests as may be allocated to a holder of
                                    an Allowed General Unsecured Claim against
                                    EA III.

157           General Unsecured     Distributions of Pro Rata Share of (a) the          13.7%         Impaired;
              Claims Against        Distributive Assets and Distributive                              Entitled to
              EWLB                  Interests attributable to EWLB and (b)                            vote
                                    such amount of cash

                  TYPE OF
               ALLOWED CLAIM
                 OR EQUITY                                                            ESTIMATED
   CLASS          INTEREST                           TREATMENT                        RECOVERY           STATUS
   -----          --------                           ---------                        --------           ------
              EWLB                  or Distributive Interests as may be
                                    allocated to a holder of an Allowed General
                                    Unsecured Claim against EWLB.

158           General Unsecured     Distributions of Pro Rata Share of (a) the          19.8%         Impaired;
              Claims Against SCC    Distributive Assets and Distributive                              Entitled to
                                    Interests attributable to SCC and (b) such                        vote
                                    amount of cash or Distributive
                                    Interests as may be allocated to a holder of
                                    an Allowed General Unsecured Claim against
                                    SCC.

159           General Unsecured     Distributions of Pro Rata Share of (a) the          27.6%         Impaired;
              Claims Against EFS    Distributive Assets and Distributive                              Entitled to
              IV                    Interests attributable to EFS IV and (b)                          vote
                                    such amount of cash or Distributive
                                    Interests as may be allocated to a holder of
                                    an Allowed General Unsecured Claim against
                                    EFS IV.

160           General Unsecured     Distributions of Pro Rata Share of (a) the          42.9%         Impaired;
              Claims Against EFS    Distributive Assets and Distributive                              Entitled to
              VIII                  Interests attributable to EFS VIII and (b)                        vote
                                    such amount of cash or Distributive
                                    Interests as may be allocated to a holder of
                                    an Allowed General Unsecured Claim against
                                    EFS VIII.

161           General Unsecured     Distributions of Pro Rata Share of (a) the          75.7%         Impaired;
              Claims Against EFS    Distributive Assets and Distributive                              Entitled to
              XIII                  Interests attributable to EFS XIII and (b)                        vote
                                    such amount of cash or Distributive
                                    Interests as may be allocated to a holder of
                                    an Allowed General Unsecured Claim against
                                    EFS XIII.

162           General Unsecured     Distributions of Pro Rata Share of (a) the          9.6%          Impaired;
              Claims Against        Distributive Assets and Distributive                              Entitled to
                                    Interests attributable to ECI and (b) such                        vote
                                    amount of cash or

                  TYPE OF
               ALLOWED CLAIM
                 OR EQUITY                                                            ESTIMATED
   CLASS          INTEREST                           TREATMENT                        RECOVERY           STATUS
   -----          --------                           ---------                        --------           ------
              ECI                   Distributive Interests as may be allocated
                                    to a holder of an Allowed General Unsecured
                                    Claim against ECI.

163           General Unsecured     Distributions of Pro Rata Share of (a) the          31.5%         Impaired;
              Claims Against EPC    Distributive Assets and Distributive                              Entitled to
                                    Interests attributable to EPC and (b) such                        vote
                                    amount of cash or Distributive
                                    Interests as may be allocated to a holder of
                                    an Allowed General Unsecured Claim against
                                    EPC.

164           General Unsecured     Distributions of Pro Rata Share of (a) the          5.7%          Impaired;
              Claims Against        Distributive Assets and Distributive                              Entitled to
              Richmond Power        Interests attributable to Richmond Power                          vote
                                    and (b) such amount of cash or Distributive
                                    Interests as may be allocated to a holder of
                                    an Allowed General Unsecured Claim against
                                    Richmond Power.

165           General Unsecured     Distributions of Pro Rata Share of (a) the          13.1%         Impaired;
              Claims Against        Distributive Assets and Distributive                              Entitled to
              ECTSVC                Interests attributable to ECTSVC and (b)                          vote
                                    such amount of cash or Distributive
                                    Interests as may be allocated to a holder of
                                    an Allowed General Unsecured Claim against
                                    ECTSVC.

166           General Unsecured     Distributions of Pro Rata Share of (a) the          20.1%         Impaired;
              Claims Against EDF    Distributive Assets and Distributive                              Entitled to
                                    Interests attributable to EDF and (b) such                        vote
                                    amount of cash or Distributive
                                    Interests as may be allocated to a holder of
                                    an Allowed General Unsecured Claim against
                                    EDF.

167           General Unsecured     Distributions of Pro Rata Share of (a) the          13.7%         Impaired;
              Claims Against        Distributive Assets and Distributive                              Entitled to
                                    Interests attributable to                                         vote

                  TYPE OF
               ALLOWED CLAIM
                 OR EQUITY                                                            ESTIMATED
   CLASS          INTEREST                           TREATMENT                        RECOVERY           STATUS
   -----          --------                           ---------                        --------           ------
              ACFI                  ACFI and (b) such amount of cash or                               vote
                                    Distributive Interests as may be allocated
                                    to a holder of an Allowed General Unsecured
                                    Claim against ACFI.

168           General Unsecured     Distributions of Pro Rata Share of (a) the          75.7%         Impaired;
              Claims Against TPC    Distributive Assets and Distributive                              Entitled to
                                    Interests attributable to TPC and (b) such                        vote
                                    amount of cash or Distributive Interests as
                                    may be allocated to a holder of an Allowed
                                    General Unsecured Claim against TPC.


169           General Unsecured     Distributions of Pro Rata Share of (a) the          33.0%         Impaired;
              Claims Against        Distributive Assets and Distributive                              Entitled to
              APACHI                Interests attributable to APACHI and (b)                          vote
                                    such amount of cash or Distributive
                                    Interests as may be allocated to a holder of
                                    an Allowed General Unsecured Claim against
                                    APACHI.

170           General Unsecured     Distributions of Pro Rata Share of (a) the          17.7%         Impaired;
              Claims Against EDC    Distributive Assets and Distributive                              Entitled to
                                    Interests attributable to EDC and (b) such                        vote
                                    amount of cash or Distributive Interests as
                                    may be allocated to a holder of an Allowed
                                    General Unsecured Claim against EDC.

171           General Unsecured     Distributions of Pro Rata Share of (a) the          75.7%         Impaired;
              Claims Against ETP    Distributive Assets and Distributive                              Entitled to
                                    Interests attributable to ETP and (b) such
                                    vote amount of cash or Distributive
                                    Interests as may be allocated to a holder of
                                    an Allowed General Unsecured Claim against
                                    ETP.

172           General Unsecured     Distributions of Pro Rata Share of (a) the          75.7%         Impaired;
              Claims Against        Distributive Assets and Distributive                              Entitled to
                                    Interests attributable to

                  TYPE OF
               ALLOWED CLAIM
                 OR EQUITY                                                            ESTIMATED
   CLASS          INTEREST                           TREATMENT                        RECOVERY           STATUS
   -----          --------                           ---------                        --------           ------
              NSH                   NSH and (b) such amount of cash or                                vote
                                    Distributive Interests as may be allocated
                                    to a holder of an Allowed General Unsecured
                                    Claim against NSH.

173           General Unsecured     Distributions of Pro Rata Share of (a) the          26.2%         Impaired;
              Claims Against        Distributive Assets and Distributive                              Entitled to
              Enron South America   Interests attributable to Enron South                             vote
                                    America and (b) such amount of cash or
                                    Distributive Interests as may be allocated
                                    to a holder of an Allowed General Unsecured
                                    Claim against Enron South America.

174           General Unsecured     Distributions of Pro Rata Share of (a) the          56.5%         Impaired;
              Claims Against EGPP   Distributive Assets and Distributive                              Entitled to
                                    Interests attributable to EGPP and (b)                            vote
                                    such amount of cash or Distributive
                                    Interests as may be allocated to a holder of
                                    an Allowed General Unsecured Claim against
                                    EGPP.

175           General Unsecured     Distributions of Pro Rata Share of (a) the          75.7%         Impaired;
              Claims Against        Distributive Assets and Distributive                              Entitled to
              Cabazon Power         Interests attributable to Cabazon Power                           vote
                                    and (b) such amount of cash or Distributive
                                    Interests as may be allocated to a holder of
                                    an Allowed General Unsecured Claim against
                                    Cabazon Power.

176           General Unsecured     Distributions of Pro Rata Share of (a) the          75.7%         Impaired;
              Claims Against        Distributive Assets and Distributive                              Entitled to
              Cabazon Holdings      Interests attributable to Cabazon Holdings                        vote
                                    and (b) such amount of cash or Distributive
                                    Interests as may be allocated to a holder of
                                    an Allowed General Unsecured Claim against
                                    Cabazon Holdings.

                  TYPE OF
               ALLOWED CLAIM
                 OR EQUITY                                                            ESTIMATED
   CLASS          INTEREST                           TREATMENT                        RECOVERY           STATUS
   -----          --------                           ---------                        --------           ------
177           General Unsecured     Distributions of Pro Rata Share of (a) the          16.5%         Impaired;
              Claims Against        Distributive Assets and Distributive                              Entitled to
              Enron Caribbean       Interests attributable to Enron Caribbean                         vote
                                    and (b) such amount of cash or Distributive
                                    Interests as may be allocated to a holder of
                                    an Allowed General Unsecured Claim against
                                    Enron Caribbean.

178           General Unsecured     Distributions of Pro Rata Share of (a) the          75.7%         Impaired;
              Claims Against        Distributive Assets and Distributive                              Entitled to
              Victory Garden        Interests attributable to Victory Garden                          vote
                                    and (b) such amount of cash or Distributive
                                    Interests as may be allocated to a holder of
                                    an Allowed General Unsecured Claim against
                                    Victory Garden.

179           General Unsecured     Distributions of Pro Rata Share of (a) the          8.3%          Impaired;
              Claims Against        Distributive Assets and Distributive                              Entitled to
              Oswego Cogen          Interests attributable to Oswego Cogen and                        vote
                                    (b) such amount of cash or Distributive
                                    Interests as may be allocated to a holder
                                    of an Allowed General Unsecured Claim
                                    against Oswego Cogen.

180           General Unsecured     Distributions of Pro Rata Share of (a) the          19.1%         Impaired;
              Claims Against EEPC   Distributive Assets and Distributive                              Entitled to
                                    Interests attributable to EEPC and (b)                            vote
                                    such amount of cash or Distributive
                                    Interests as may be allocated to a holder of
                                    an Allowed General Unsecured Claim against
                                    EEPC.

181           General Unsecured     Distributions of Pro Rata Share of the              54.8%         Impaired;
              Claims Against PGH    Portland Creditor Cash.                                           Entitled to
                                                                                                      vote

                  TYPE OF
               ALLOWED CLAIM
                 OR EQUITY                                                            ESTIMATED
   CLASS          INTEREST                           TREATMENT                        RECOVERY           STATUS
   -----          --------                           ---------                        --------           ------
182           General Unsecured     Distributions of Pro Rata Share of the              0.0%          Impaired;
              Claims Against PTC    Portland Creditor Cash.                                           Entitled to
                                                                                                      vote

183           Enron Subordinated    Distributions of Pro Rata Share of                  0.0%          Impaired; Not
              Debenture Claims      Distributive Assets and Distributive                              entitled to
                                    Interests attributable to ENE.                                    vote

184           Enron TOPRS           Distributions of Pro Rata Share of the              0.0%          Impaired;
              Debenture Claims      Distributive Assets and Distributive                              Entitled to
                                    Interests attributable to ENE.                                    vote

185           Enron Guaranty        Distributions of Pro Rata Share of the              14.5%         Impaired;
              Claims                Enron Guaranty Distributive Assets and the                        Entitled to
                                    Enron Guaranty Distributive Interests.                            vote

186           Wind Guaranty Claims  Distributions of Pro Rata Share of the              28.6%         Impaired;
                                    Wind Guaranty Distributive Assets and the                         Entitled to
                                    Wind Guaranty Distributive Interests.                             vote

187           ENA Guaranty Claims   Distributions of Pro Rata Share of ENA              17.3%         Impaired;
                                    Guaranty Distributive Assets and the ENA                          Entitled to
                                    Guaranty Distributive Interests.                                  vote

188           ACFI Guaranty Claims  Distributions of Pro Rata Share of ACFI             10.9%         Impaired;
                                    Guaranty Distributive Assets and the ACFI                         Entitled to
                                    Guaranty Distributive Interests.                                  vote

189           EPC Guaranty Claims   Distributions of Pro Rata Share of EPC              28.6%         Impaired;
                                    Guaranty Distributive Assets and the EPC                          Entitled to
                                    Guaranty Distributive Interests.                                  vote

190           Intercompany Claims   Distributions of Pro Rata Share of the            Variable        Impaired Not
                                    Intercompany Distributive Assets and the                          entitled to
                                    Intercompany Distributive Interests.                              vote

191           Convenience Claims    Payment in Cash of the amount of the                27.8%         Impaired;
              Against               Convenience Claim                                                 Entitled to

                  TYPE OF
               ALLOWED CLAIM
                 OR EQUITY                                                            ESTIMATED
   CLASS          INTEREST                           TREATMENT                        RECOVERY           STATUS
   -----          --------                           ---------                        --------           ------
              EMCC                  Distribution Percentage against EMCC.                             vote

192           Convenience Claims    Payment in Cash of the amount of the                15.6%         Impaired;
              Against ENE           Convenience Claim Distribution Percentage                         Entitled to
                                    against ENE.                                                      vote

193           Convenience Claims    Payment in Cash of the amount of the                18.1%         Impaired;
              Against ENA           Convenience Claim Distribution Percentage                         Entitled to
                                    against ENA.                                                      vote

194           Convenience Claims    Payment in Cash of the amount of the                20.6%         Impaired;
              Against EPMI          Convenience Claim Distribution Percentage                         Entitled to
                                    against EPMI.                                                     vote

195           Convenience Claims    Payment in Cash of the amount of the                68.0%         Impaired;
              Against PBOG          Convenience Claim Distribution Percentage                         Entitled to
                                    against PBOG.                                                     vote

196           Convenience Claims    Payment in Cash of the amount of the                12.0%         Impaired;
              Against SSLC          Convenience Claim Distribution Percentage                         Entitled to
                                    against SSLC.                                                     vote

197           Convenience Claims    Payment in Cash of the amount of the                11.0%         Impaired;
              Against EBS           Convenience Claim Distribution Percentage                         Entitled to
                                    against EBS.                                                      vote

198           Convenience Claims    Payment in Cash of the amount of the                14.5%         Impaired;
              Against EESO          Convenience Claim Distribution Percentage                         Entitled to
                                    against EESO.                                                     vote

199           Convenience Claims    Payment in Cash of the amount of the                21.7%         Impaired;
              Against EEMC          Convenience Claim Distribution Percentage                         Entitled to
                                    against EEMC.                                                     vote

200           Convenience Claims    Payment in Cash of the amount of the                17.8%         Impaired;
              Against EESI          Convenience Claim Distribution Percentage                         Entitled to
                                    against EESI.                                                     vote

                  TYPE OF
               ALLOWED CLAIM
                 OR EQUITY                                                            ESTIMATED
   CLASS          INTEREST                           TREATMENT                        RECOVERY           STATUS
   -----          --------                           ---------                        --------           ------
201           Convenience Claims    Payment in Cash of the amount of the                20.5%         Impaired;
              Against EES           Convenience Claim Distribution Percentage                         Entitled to
                                    against EES.                                                      vote

202           Convenience Claims    Payment in Cash of the amount of the                68.1%         Impaired;
              Against ETS           Convenience Claim Distribution Percentage                         Entitled to
                                    against ETS.                                                      vote

203           Convenience Claims    Payment in Cash of the amount of the                5.1%          Impaired;
              Against BAM           Convenience Claim Distribution Percentage                         Entitled to
                                    against BAM.                                                      vote

204           Convenience Claims    Payment in Cash of the amount of the                5.1%          Impaired;
              Against ENA Asset     Convenience Claim Distribution Percentage                         Entitled to
              Holdings              against ENA Asset Holdings.                                       vote

205           Convenience Claims    Payment in Cash of the amount of the                10.1%         Impaired;
              Against EGLI          Convenience Claim Distribution Percentage                         Entitled to
                                    against EGLI.                                                     vote

206           Convenience Claims    Payment in Cash of the amount of the                5.1%          Impaired;
              Against EGM           Convenience Claim Distribution Percentage                         Entitled to
                                    against EGM.                                                      vote

207           Convenience Claims    Payment in Cash of the amount of the                13.5%         Impaired;
              Against ENW           Convenience Claim Distribution Percentage                         Entitled to
                                    against ENW.                                                      vote

208           Convenience Claims    Payment in Cash of the amount of the                5.1%          Impaired;
              Against EIM           Convenience Claim Distribution Percentage                         Entitled to
                                    against EIM.                                                      vote

209           Convenience Claims    Payment in Cash of the amount of the                12.9%         Impaired;
              Against OEC           Convenience Claim Distribution Percentage                         Entitled to
                                    against OEC.                                                      vote

210           Convenience Claims    Payment in Cash of the amount of the                15.5%         Impaired;
              Against               Convenience Claim                                                 Entitled to

                  TYPE OF
               ALLOWED CLAIM
                 OR EQUITY                                                            ESTIMATED
   CLASS          INTEREST                           TREATMENT                        RECOVERY           STATUS
   -----          --------                           ---------                        --------           ------
              EECC                  Distribution Percentage against EECC.                             vote

211           Convenience Claims    Payment in Cash of the amount of the                5.1%          Impaired;
              Against EEOSC         Convenience Claim Distribution Percentage                         Entitled to
                                    against EEOSC.                                                    vote

212           Convenience Claims    Payment in Cash of the amount of the                5.1%          Impaired;
              Against Garden State  Convenience Claim Distribution Percentage                         Entitled to
                                    against Garden State.                                             vote

213           Convenience Claims    Payment in Cash of the amount of the                5.1%          Impaired;
              Against Palm Beach    Convenience Claim Distribution Percentage                         Entitled to
                                    against Palm Beach.                                               vote

214           Convenience Claims    Payment in Cash of the amount of the                14.3%         Impaired;
              Against TSI           Convenience Claim Distribution Percentage                         Entitled to
                                    against TSI.                                                      vote

215           Convenience Claims    Payment in Cash of the amount of the                16.0%         Impaired;
              Against EEIS          Convenience Claim Distribution Percentage                         Entitled to
                                    against EEIS.                                                     vote

216           Convenience Claims    Payment in Cash of the amount of the                40.1%         Impaired;
              Against EESOMI        Convenience Claim Distribution Percentage                         Entitled to
                                    against EESOMI.                                                   vote

217           Convenience Claims    Payment in Cash of the amount of the                10.6%         Impaired;
              Against EFSI          Convenience Claim Distribution Percentage                         Entitled to
                                    against EFSI.                                                     vote

218           Convenience Claims    Payment in Cash of the amount of the                19.3%         Impaired;
              Against EFM           Convenience Claim Distribution Percentage                         Entitled to
                                    against EFM.                                                      vote

219           Convenience Claims    Payment in Cash of the amount of the                8.1%          Impaired;
              Against EBS LP        Convenience Claim Distribution Percentage                         Entitled to
                                    against EBS LP.                                                   vote

                  TYPE OF
               ALLOWED CLAIM
                 OR EQUITY                                                            ESTIMATED
   CLASS          INTEREST                           TREATMENT                        RECOVERY           STATUS
   -----          --------                           ---------                        --------           ------
220           Convenience Claims    Payment in Cash of the amount of the                11.3%         Impaired;
              Against EESNA         Convenience Claim Distribution Percentage                         Entitled to
                                    against EESNA.                                                    vote

221           Convenience Claims    Payment in Cash of the amount of the                68.1%         Impaired;
              Against LNG           Convenience Claim Distribution Percentage                         Entitled to
              Marketing             against LNG Marketing.                                            vote

222           Convenience Claims    Payment in Cash of the amount of the                68.1%         Impaired;
              Against Calypso       Convenience Claim Distribution Percentage                         Entitled to
                                    against Calypso.                                                  vote

223           Convenience Claims    Payment in Cash of the amount of the                68.1%         Impaired;
              Against Global LNG    Convenience Claim Distribution Percentage                         Entitled to
                                    against Global LNG.                                               vote

224           Convenience Claims    Payment in Cash of the amount of the                5.1%          Impaired;
              Against EIFM          Convenience Claim Distribution Percentage                         Entitled to
                                    against EIFM.                                                     vote

225           Convenience Claims    Payment in Cash of the amount of the                21.5%         Impaired;
              Against ENGMC         Convenience Claim Distribution Percentage                         Entitled to
                                    against ENGMC.                                                    vote

226           Convenience Claims    Payment in Cash of the amount of the                5.3%          Impaired;
              Against ENA Upstream  Convenience Claim Distribution Percentage                         Entitled to
                                    against ENA Upstream.                                             vote

227           Convenience Claims    Payment in Cash of the amount of the                9.1%          Impaired;
              Against ELFI          Convenience Claim Distribution Percentage                         Entitled to
                                    against ELFI.                                                     vote


228           Convenience Claims    Payment in Cash of the amount of the                68.1%         Impaired;
              Against LNG Shipping  Convenience Claim Distribution Percentage                         Entitled to
                                    against LNG Shipping.                                             vote

229           Convenience Claims    Payment in Cash of the amount of the                8.3%          Impaired;
              Against               Convenience Claim                                                 Entitled to

                  TYPE OF
               ALLOWED CLAIM
                 OR EQUITY                                                            ESTIMATED
   CLASS          INTEREST                           TREATMENT                        RECOVERY           STATUS
   -----          --------                           ---------                        --------           ------
              EPSC                  Distribution Percentage against EPSC.                             vote

230           Convenience Claims    Payment in Cash of the amount of the                23.1%         Impaired;
              Against ECTRIC        Convenience Claim Distribution Percentage                         Entitled to
                                    against ECTRIC.                                                   vote

231           Convenience Claims    Payment in Cash of the amount of the                17.3%         Impaired;
              Against               Convenience Claim Distribution Percentage                         Entitled to
              Communications        against Communications Leasing.                                   vote
              Leasing

232           Convenience Claims    Payment in Cash of the amount of the                28.4%         Impaired;
              Against Wind          Convenience Claim Distribution Percentage                         Entitled to
                                    against Wind.                                                     vote

233           Convenience Claims    Payment in Cash of the amount of the                45.0%         Impaired;
              Against Wind Systems  Convenience Claim Distribution Percentage                         Entitled to
                                    against Wind Systems.                                             vote

234           Convenience Claims    Payment in Cash of the amount of the                42.0%         Impaired;
              Against EWESC         Convenience Claim Distribution Percentage                         Entitled to
                                    against EWESC.                                                    vote

235           Convenience Claims    Payment in Cash of the amount of the                5.1%          Impaired;
              Against Wind          Convenience Claim Distribution Percentage                         Entitled to
              Maintenance           against Wind Maintenance.                                         vote

236           Convenience Claims    Payment in Cash of the amount of the                40.1%         Impaired;
              Against Wind          Convenience Claim Distribution Percentage                         Entitled to
              Constructors          against Wind Constructors.                                        vote

237           Convenience Claims    Payment in Cash of the amount of the                40.0%         Impaired;
              Against EREC I        Convenience Claim Distribution Percentage                         Entitled to
                                    against EREC I.                                                   vote

238           Convenience Claims    Payment in Cash of the amount of the                40.1%         Impaired;
              Against EREC II       Convenience Claim Distribution Percentage                         Entitled to
                                    against EREC II.                                                  vote

                  TYPE OF
               ALLOWED CLAIM
                 OR EQUITY                                                            ESTIMATED
   CLASS          INTEREST                           TREATMENT                        RECOVERY           STATUS
   -----          --------                           ---------                        --------           ------
239           Convenience Claims    Payment in Cash of the amount of the                42.0%         Impaired;
              Against EREC III      Convenience Claim Distribution Percentage                         Entitled to
                                    against EREC III.                                                 vote

240           Convenience Claims    Payment in Cash of the amount of the                5.1%          Impaired;
              Against EREC IV       Convenience Claim Distribution Percentage                         Entitled to
                                    against EREC IV.                                                  vote

241           Convenience Claims    Payment in Cash of the amount of the                28.4%         Impaired;
              Against EREC V        Convenience Claim Distribution Percentage                         Entitled to
                                    against EREC V.                                                   vote

242           Convenience Claims    Payment in Cash of the amount of the                5.1%          Impaired;
              Against Intratex      Convenience Claim Distribution Percentage                         Entitled to
                                    against Intratex.                                                 vote

243           Convenience Claims    Payment in Cash of the amount of the                5.1%          Impaired;
              Against EPPI          Convenience Claim Distribution Percentage                         Entitled to
                                    against EPPI.                                                     vote

244           Convenience Claims    Payment in Cash of the amount of the                5.1%          Impaired;
              Against Methanol      Convenience Claim Distribution Percentage                         Entitled to
                                    against Methanol.                                                 vote

245           Convenience Claims    Payment in Cash of the amount of the                13.2%         Impaired;
              Against Ventures      Convenience Claim Distribution Percentage                         Entitled to
                                    against Ventures.                                                 vote

246           Convenience Claims    Payment in Cash of the amount of the                5.1%          Impaired;
              Against Enron         Convenience Claim Distribution Percentage                         Entitled to
              Mauritius             against Enron Mauritius.                                          vote

247           Convenience Claims    Payment in Cash of the amount of the                5.1%          Impaired;
              Against India         Convenience Claim Distribution Percentage                         Entitled to
              Holdings              against India Holdings.                                           vote

248           Convenience Claims    Payment in Cash of the amount of the                68.1%         Impaired;
              Against               Convenience Claim                                                 Entitled to

                  TYPE OF
               ALLOWED CLAIM
                 OR EQUITY                                                            ESTIMATED
   CLASS          INTEREST                           TREATMENT                        RECOVERY           STATUS
   -----          --------                           ---------                        --------           ------
               OPP                  Distribution Percentage against OPP.                              vote

249           Convenience Claims    Payment in Cash of the amount of the                68.1%         Impaired;
              Against NETCO         Convenience Claim Distribution Percentage                         Entitled to
                                    against NETCO.                                                    vote

250           Convenience Claims    Payment in Cash of the amount of the                37.9%         Impaired;
              Against EESSH         Convenience Claim Distribution Percentage                         Entitled to
                                    against EESSH.                                                    vote

251           Convenience Claims    Payment in Cash of the amount of the                66.1%         Impaired;
              Against Wind          Convenience Claim Distribution Percentage                         Entitled to
              Development           against Wind Development.                                         vote

252           Convenience Claims    Payment in Cash of the amount of the                68.1%         Impaired;
              Against ZWHC          Convenience Claim Distribution Percentage                         Entitled to
                                    against ZWHC.                                                     vote

253           Convenience Claims    Payment in Cash of the amount of the                5.1%          Impaired;
              Against Zond Pacific  Convenience Claim Distribution Percentage                         Entitled to
                                    against Zond Pacific.                                             vote

254           Convenience Claims    Payment in Cash of the amount of the                20.6%         Impaired;
              Against ERAC          Convenience Claim Distribution Percentage                         Entitled to
                                    against ERAC.                                                     vote

255           Convenience Claims    Payment in Cash of the amount of the                5.1%          Impaired;
              Against NEPCO         Convenience Claim Distribution Percentage                         Entitled to
                                    against NEPCO.                                                    vote

256           Convenience Claims    Payment in Cash of the amount of the                5.1%          Impaired;
              Against EPICC         Convenience Claim Distribution Percentage                         Entitled to
                                    against EPICC.                                                    vote

257           Convenience Claims    Payment in Cash of the amount of the                5.1%          Impaired;
              Against NEPCO Power   Convenience Claim Distribution Percentage                         Entitled to
              Procurement           against NEPCO Power Procurement.                                  vote

                  TYPE OF
               ALLOWED CLAIM
                 OR EQUITY                                                            ESTIMATED
   CLASS          INTEREST                           TREATMENT                        RECOVERY           STATUS
   -----          --------                           ---------                        --------           ------
258           Convenience Claims    Payment in Cash of the amount of the                5.1%          Impaired;
              Against NEPCO         Convenience Claim Distribution Percentage                         Entitled to
              Services              against NEPCO Services International.                             vote
              International

259           Convenience Claims    Payment in Cash of the amount of the                5.1%          Impaired;
              Against San Juan      Convenience Claim Distribution Percentage                         Entitled to
              Gas                   against San Juan Gas.                                             vote

260           Convenience Claims    Payment in Cash of the amount of the                68.1%         Impaired;
              Against EBF LLC       Convenience Claim Distribution Percentage                         Entitled to
                                    against EBF LLC.                                                  vote

261           Convenience Claims    Payment in Cash of the amount of the                34.4%         Impaired;
              Against Zond          Convenience Claim Distribution Percentage                         Entitled to
              Minnesota             against Zond Minnesota.                                           vote

262           Convenience Claims    Payment in Cash of the amount of the                18.5%         Impaired;
              Against EFII          Convenience Claim Distribution Percentage                         Entitled to
                                    against EFII.                                                     vote

263           Convenience Claims    Payment in Cash of the amount of the                42.1%         Impaired;
              Against E Power       Convenience Claim Distribution Percentage                         Entitled to
              Holdings              against E Power Holdings.                                         vote

264           Convenience Claims    Payment in Cash of the amount of the                5.1%          Impaired;
              Against EFS-CMS       Convenience Claim Distribution Percentage                         Entitled to
                                    against EFS-CMS.                                                  vote

265           Convenience Claims    Payment in Cash of the amount of the                10.6%         Impaired;
              Against EMI           Convenience Claim Distribution Percentage                         Entitled to
                                    against EMI.                                                      vote

266           Convenience Claims    Payment in Cash of the amount of the                21.6%         Impaired;
              Against Expat         Convenience Claim Distribution Percentage                         Entitled to
              Services              against Expat Services.                                           vote

267           Convenience           Payment in Cash of the amount of                    16.1%         Impaired;

                  TYPE OF
               ALLOWED CLAIM
                 OR EQUITY                                                            ESTIMATED
   CLASS          INTEREST                           TREATMENT                        RECOVERY           STATUS
   -----          --------                           ---------                        --------           ------
              Claims Against        the Convenience Claim Distribution Percentage                     Entitled to
              Artemis               against Artemis.                                                  vote

268           Convenience Claims    Payment in Cash of the amount of the                18.7%         Impaired;
              Against CEMS          Convenience Claim Distribution Percentage                         Entitled to
                                    against CEMS.                                                     vote

269           Convenience Claims    Payment in Cash of the amount of the                9.9%          Impaired;
              Against LINGTEC       Convenience Claim Distribution Percentage                         Entitled to
                                    against LINGTEC.                                                  vote

270           Convenience Claims    Payment in Cash of the amount of the                6.3%          Impaired;
              Against EGSNVC        Convenience Claim Distribution Percentage                         Entitled to
                                    against EGSNVC.                                                   vote

271           Convenience Claims    Payment in Cash of the amount of the                7.9%          Impaired;
              Against LGMC          Convenience Claim Distribution Percentage                         Entitled to
                                    against LGMC.                                                     vote

272           Convenience Claims    Payment in Cash of the amount of the                14.5%         Impaired;
              Against LRC           Convenience Claim Distribution Percentage                         Entitled to
                                    against LRC.                                                      vote

273           Convenience Claims    Payment in Cash of the amount of the                12.2%         Impaired;
              Against LGMI          Convenience Claim Distribution Percentage                         Entitled to
                                    against LGMI.                                                     vote

274           Convenience Claims    Payment in Cash of the amount of the                13.7%         Impaired;
              Against LRCI          Convenience Claim Distribution Percentage                         Entitled to
                                    against LRCI.                                                     vote

275           Convenience Claims    Payment in Cash of the amount of the                5.1%          Impaired;
              Against ECG           Convenience Claim Distribution Percentage                         Entitled to
                                    against ECG.                                                      vote

276           Convenience Claims    Payment in Cash of the amount of the                5.1%          Impaired;
              Against EnRock        Convenience Claim Distribution Percentage                         Entitled to
                                    against                                                           vote

                  TYPE OF
               ALLOWED CLAIM
                 OR EQUITY                                                            ESTIMATED
   CLASS          INTEREST                           TREATMENT                        RECOVERY           STATUS
   -----          --------                           ---------                        --------           ------
              Management            EnRock Management.

277           Convenience Claims    Payment in Cash of the amount of the                68.1%         Impaired;
              Against ECI Texas     Convenience Claim Distribution Percentage                         Entitled to
                                    against ECI Texas.                                                vote

278           Convenience Claims    Payment in Cash of the amount of the                68.1%         Impaired;
              Against EnRock        Convenience Claim Distribution Percentage                         Entitled to
                                    against EnRock.                                                   vote

279           Convenience Claims    Payment in Cash of the amount of the                22.6%         Impaired;
              Against ECI Nevada    Convenience Claim Distribution Percentage                         Entitled to
                                    against ECI Nevada.                                               vote

280           Convenience Claims    Payment in Cash of the amount of the                5.1%          Impaired;
              Against Alligator     Convenience Claim Distribution Percentage                         Entitled to
              Alley                 against Alligator Alley.                                          vote

281           Convenience Claims    Payment in Cash of the amount of the                5.1%          Impaired;
              Against Enron Wind    Convenience Claim Distribution Percentage                         Entitled to
              Storm Lake I          against Enron Wind Storm Lake I.                                  vote

282           Convenience Claims    Payment in Cash of the amount of the                67.8%         Impaired;
              Against ECTMI         Convenience Claim Distribution Percentage                         Entitled to
                                    against ECTMI.                                                    vote

283           Convenience Claims    Payment in Cash of the amount of the                15.0%         Impaired;
              Against EnronOnline   Convenience Claim Distribution Percentage                         Entitled to
                                    against EnronOnline.                                              vote

284           Convenience Claims    Payment in Cash of the amount of the                5.1%          Impaired;
              Against St. Charles   Convenience Claim Distribution Percentage                         Entitled to
              Development           against St. Charles Development.                                  vote

285           Convenience Claims    Payment in Cash of the amount of the                5.1%          Impaired;
              Against Calcasieu     Convenience Claim Distribution Percentage                         Entitled to
                                    against Calcasieu.                                                vote

                  TYPE OF
               ALLOWED CLAIM
                 OR EQUITY                                                            ESTIMATED
   CLASS          INTEREST                           TREATMENT                        RECOVERY           STATUS
   -----          --------                           ---------                        --------           ------
286           Convenience Claims    Payment in Cash of the amount of the                5.1%          Impaired;
              Against Calvert       Convenience Claim Distribution Percentage                         Entitled to
              City Power            against Calvert City Power.                                       vote

287           Convenience Claims    Payment in Cash of the amount of the                5.1%          Impaired;
              Against Enron ACS     Convenience Claim Distribution Percentage                         Entitled to
                                    against Enron ACS.                                                vote

288           Convenience Claims    Payment in Cash of the amount of the                36.2%         Impaired;
              Against LOA           Convenience Claim Distribution Percentage                         Entitled to
                                    against LOA.                                                      vote

289           Convenience Claims    Payment in Cash of the amount of the                6.3%          Impaired;
              Against ENIL          Convenience Claim Distribution Percentage                         Entitled to
                                    against ENIL.                                                     vote

290           Convenience Claims    Payment in Cash of the amount of the                5.2%          Impaired;
              Against EI            Convenience Claim Distribution Percentage                         Entitled to
                                    against EI.                                                       vote

291           Convenience Claims    Payment in Cash of the amount of the                10.7%         Impaired;
              Against EINT          Convenience Claim Distribution Percentage                         Entitled to
                                    against EINT.                                                     vote

292           Convenience Claims    Payment in Cash of the amount of the                6.8%          Impaired;
              Against EMDE          Convenience Claim Distribution Percentage                         Entitled to
                                    against EMDE.                                                     vote

293           Convenience Claims    Payment in Cash of the amount of the                5.1%          Impaired;
              Against WarpSpeed     Convenience Claim Distribution Percentage                         Entitled to
                                    against WarpSpeed.                                                vote

294           Convenience Claims    Payment in Cash of the amount of the                68.1%         Impaired;
              Against Modulus       Convenience Claim Distribution Percentage                         Entitled to
                                    against Modulus.                                                  vote

295           Convenience Claims    Payment in Cash of the amount of the                5.1%          Impaired;
              Against ETI           Convenience Claim Distribution Percentage                         Entitled to
                                    against                                                           vote

                  TYPE OF
               ALLOWED CLAIM
                 OR EQUITY                                                            ESTIMATED
   CLASS          INTEREST                           TREATMENT                        RECOVERY           STATUS
   -----          --------                           ---------                        --------           ------
                                    ETI.

296           Convenience Claims    Payment in Cash of the amount of the                5.1%          Impaired;
              Against DSG           Convenience Claim Distribution Percentage                         Entitled to
                                    against DSG.                                                      vote

297           Convenience Claims    Payment in Cash of the amount of the                68.1%         Impaired;
              Against RMTC          Convenience Claim Distribution Percentage                         Entitled to
                                    against RMTC.                                                     vote

298           Convenience Claims    Payment in Cash of the amount of the                5.1%          Impaired;
              Against Omicron       Convenience Claim Distribution Percentage                         Entitled to
                                    against Omicron.                                                  vote

299           Convenience Claims    Payment in Cash of the amount of the                50.8%         Impaired;
              Against EFS I         Convenience Claim Distribution Percentage                         Entitled to
                                    against EFS I.                                                    vote

300           Convenience Claims    Payment in Cash of the amount of the                5.1%          Impaired;
              Against EFS II        Convenience Claim Distribution Percentage                         Entitled to
                                    against EFS II.                                                   vote

301           Convenience Claims    Payment in Cash of the amount of the                68.1%         Impaired;
              Against EFS III       Convenience Claim Distribution Percentage                         Entitled to
                                    against EFS III.                                                  vote

302           Convenience Claims    Payment in Cash of the amount of the                68.1%         Impaired;
              Against EFS V         Convenience Claim Distribution Percentage                         Entitled to
                                    against EFS V.                                                    vote

303           Convenience Claims    Payment in Cash of the amount of the                5.1%          Impaired;
              Against EFS VI        Convenience Claim Distribution Percentage                         Entitled to
                                    against EFS VI.                                                   vote

304           Convenience Claims    Payment in Cash of the amount of the                5.1%          Impaired;
              Against EFS VII       Convenience Claim Distribution Percentage                         Entitled to
                                    against EFS VII.                                                  vote

                  TYPE OF
               ALLOWED CLAIM
                 OR EQUITY                                                            ESTIMATED
   CLASS          INTEREST                           TREATMENT                        RECOVERY           STATUS
   -----          --------                           ---------                        --------           ------
305           Convenience Claims    Payment in Cash of the amount of the                68.1%         Impaired;
              Against EFS IX        Convenience Claim Distribution Percentage                         Entitled to
                                    against EFS IX.                                                   vote

306           Convenience Claims    Payment in Cash of the amount of the                5.1%          Impaired;
              Against EFS X         Convenience Claim Distribution Percentage                         Entitled to
                                    against EFS X.                                                    vote

307           Convenience Claims    Payment in Cash of the amount of the                5.3%          Impaired;
              Against EFS XI        Convenience Claim Distribution Percentage                         Entitled to
                                    against EFS XI.                                                   vote

308           Convenience Claims    Payment in Cash of the amount of the                8.5%          Impaired;
              Against EFS XII       Convenience Claim Distribution Percentage                         Entitled to
                                    against EFS XII.                                                  vote

309           Convenience Claims    Payment in Cash of the amount of the                5.1%          Impaired;
              Against EFS XV        Convenience Claim Distribution Percentage                         Entitled to
                                    against EFS XV.                                                   vote

310           Convenience Claims    Payment in Cash of the amount of the                68.1%         Impaired;
              Against EFS XVII      Convenience Claim Distribution Percentage                         Entitled to
                                    against EFS XVII.                                                 vote

311           Convenience Claims    Payment in Cash of the amount of the                5.1%          Impaired;
              Against Jovinole      Convenience Claim Distribution Percentage                         Entitled to
                                    against Jovinole.                                                 vote

312           Convenience Claims    Payment in Cash of the amount of the                16.7%         Impaired;
              Against EFS Holdings  Convenience Claim Distribution Percentage                         Entitled to
                                    against EFS Holdings.                                             vote

313           Convenience Claims    Payment in Cash of the amount of the                19.7%         Impaired;
              Against EOS           Convenience Claim Distribution Percentage                         Entitled to
                                    against EOS.                                                      vote

314           Convenience Claims    Payment in Cash of the amount of the                68.1%         Impaired;
              Against               Convenience Claim                                                 Entitled to

                  TYPE OF
               ALLOWED CLAIM
                 OR EQUITY                                                            ESTIMATED
   CLASS          INTEREST                           TREATMENT                        RECOVERY           STATUS
   -----          --------                           ---------                        --------           ------
              Green Power           Distribution Percentage against Green Power.                      vote

315           Convenience Claims    Payment in Cash of the amount of the                22.2%         Impaired;
              Against TLS           Convenience Claim Distribution Percentage                         Entitled to
                                    against TLS.                                                      vote

316           Convenience Claims    Payment in Cash of the amount of the                8.6%          Impaired;
              Against ECT           Convenience Claim Distribution Percentage                         Entitled to
              Securities Limited    against ECT Securities Limited Partnership.                       vote
              Partnership

317           Convenience Claims    Payment in Cash of the amount of the                5.1%          Impaired;
              Against ECT           Convenience Claim Distribution Percentage                         Entitled to
              Securities LP         against ECT Securities LP.                                        vote

318           Convenience Claims    Payment in Cash of the amount of the                5.1%          Impaired;
              Against ECT           Convenience Claim Distribution Percentage                         Entitled to
              Securities GP         against ECT Securities GP.                                        vote

319           Convenience Claims    Payment in Cash of the amount of the                5.1%          Impaired;
              Against KUCC          Convenience Claim Distribution Percentage                         Entitled to
              Cleburne              against KUCC Cleburne.                                            vote

320           Convenience Claims    Payment in Cash of the amount of the                68.1%         Impaired;
              Against EIAM          Convenience Claim Distribution Percentage                         Entitled to
                                    against EIAM.                                                     vote

321           Convenience Claims    Payment in Cash of the amount of the                5.1%          Impaired;
              Against EBPHXI        Convenience Claim Distribution Percentage                         Entitled to
                                    against EBPHXI.                                                   vote

322           Convenience Claims    Payment in Cash of the amount of the                68.1%         Impaired;
              Against EHC           Convenience Claim Distribution Percentage                         Entitled to
                                    against EHC.                                                      vote

323           Convenience Claims    Payment in Cash of the amount of the                68.1%         Impaired;
              Against EDM           Convenience Claim Distribution Percentage                         Entitled to
                                    against                                                           vote

                  TYPE OF
               ALLOWED CLAIM
                 OR EQUITY                                                            ESTIMATED
   CLASS          INTEREST                           TREATMENT                        RECOVERY           STATUS
   -----          --------                           ---------                        --------           ------
                                    EDM.

324           Convenience Claims    Payment in Cash of the amount of the                68.1%         Impaired;
              Against EIKH          Convenience Claim Distribution Percentage                         Entitled to
                                    against EIKH.                                                     vote

325           Convenience Claims    Payment in Cash of the amount of the                5.1%          Impaired;
              Against ECHVI         Convenience Claim Distribution Percentage                         Entitled to
                                    against ECHVI.                                                    vote

326           Convenience Claims    Payment in Cash of the amount of the                68.1%         Impaired;
              Against EIAC          Convenience Claim Distribution Percentage                         Entitled to
                                    against EIAC.                                                     vote

327           Convenience Claims    Payment in Cash of the amount of the                5.1%          Impaired;
              Against EBPIXI        Convenience Claim Distribution Percentage                         Entitled to
                                    against EBPIXI.                                                   vote

328           Convenience Claims    Payment in Cash of the amount of the                5.1%          Impaired;
              Against Paulista      Convenience Claim Distribution Percentage                         Entitled to
                                    against Paulista.                                                 vote

329           Convenience Claims    Payment in Cash of the amount of the                68.1%         Impaired;
              Against EPCSC         Convenience Claim Distribution Percentage                         Entitled to
                                    against EPCSC.                                                    vote

330           Convenience Claims    Payment in Cash of the amount of the                5.1%          Impaired;
              Against Pipeline      Convenience Claim Distribution Percentage                         Entitled to
              Services              against Pipeline Services.                                        vote

331           Convenience Claims    Payment in Cash of the amount of the                68.1%         Impaired;
              Against ETPC          Convenience Claim Distribution Percentage                         Entitled to
                                    against ETPC.                                                     vote

332           Convenience Claims    Payment in Cash of the amount of the                68.1%         Impaired;
              Against ELSC          Convenience Claim Distribution Percentage                         Entitled to
                                    against ELSC.                                                     vote

                  TYPE OF
               ALLOWED CLAIM
                 OR EQUITY                                                            ESTIMATED
   CLASS          INTEREST                           TREATMENT                        RECOVERY           STATUS
   -----          --------                           ---------                        --------           ------
333           Convenience Claims    Payment in Cash of the amount of the                7.4%          Impaired;
              Against EMMS          Convenience Claim Distribution Percentage                         Entitled to
                                    against EMMS.                                                     vote

334           Convenience Claims    Payment in Cash of the amount of the                68.1%         Impaired;
              Against ECFL          Convenience Claim Distribution Percentage                         Entitled to
                                    against ECFL.                                                     vote

335           Convenience Claims    Payment in Cash of the amount of the                68.1%         Impaired;
              Against EPGI          Convenience Claim Distribution Percentage                         Entitled to
                                    against EPGI.                                                     vote

336           Convenience Claims    Payment in Cash of the amount of the                68.1%         Impaired;
              Against               Convenience Claim Distribution Percentage                         Entitled to
              Transwestern          against Transwestern Gathering.                                   vote
              Gathering

337           Convenience Claims    Payment in Cash of the amount of the                5.1%          Impaired;
              Against Enron         Convenience Claim Distribution Percentage                         Entitled to
              Gathering             against Enron Gathering.                                          vote

338           Convenience Claims    Payment in Cash of the amount of the                5.2%          Impaired;
              Against EGP           Convenience Claim Distribution Percentage                         Entitled to
                                    against EGP.                                                      vote

339           Convenience Claims    Payment in Cash of the amount of the                5.1%          Impaired;
              Against EAMR          Convenience Claim Distribution Percentage                         Entitled to
                                    against EAMR.                                                     vote

340           Convenience Claims    Payment in Cash of the amount of the                19.8%         Impaired;
              Against EBP-I         Convenience Claim Distribution Percentage                         Entitled to
                                    against EBP-I.                                                    vote

341           Convenience Claims    Payment in Cash of the amount of the                11.3%         Impaired;
              Against EBHL          Convenience Claim Distribution Percentage                         Entitled to
                                    against EBHL.                                                     vote

                  TYPE OF
               ALLOWED CLAIM
                 OR EQUITY                                                            ESTIMATED
   CLASS          INTEREST                           TREATMENT                        RECOVERY           STATUS
   -----          --------                           ---------                        --------           ------
342           Convenience Claims    Payment in Cash of the amount of the                5.1%          Impaired;
              Against Enron Wind    Convenience Claim Distribution Percentage                         Entitled to
              Storm Lake II         against Enron Wind Storm Lake II.                                 vote

343           Convenience Claims    Payment in Cash of the amount of the                8.5%          Impaired;
              Against EREC          Convenience Claim Distribution Percentage                         Entitled to
                                    against EREC.                                                     vote

344           Convenience Claims    Payment in Cash of the amount of the                19.0%         Impaired;
              Against EA III        Convenience Claim Distribution Percentage                         Entitled to
                                    against EA III.                                                   vote

345           Convenience Claims    Payment in Cash of the amount of the                12.3%         Impaired;
              Against EWLB          Convenience Claim Distribution Percentage                         Entitled to
                                    against EWLB.                                                     vote

346           Convenience Claims    Payment in Cash of the amount of the                17.8%         Impaired;
              Against SCC           Convenience Claim Distribution Percentage                         Entitled to
                                    against SCC.                                                      vote

347           Convenience Claims    Payment in Cash of the amount of the                24.8%         Impaired;
              Against EFS IV        Convenience Claim Distribution Percentage                         Entitled to
                                    against EFS IV.                                                   vote

348           Convenience  Claims   Payment in Cash of the amount of the                38.6%         Impaired;
              Against EFS VIII      Convenience Claim Distribution Percentage                         Entitled to
                                    against EFS VIII.                                                 vote

349           Convenience Claims    Payment in Cash of the amount of the                68.1%         Impaired;
              Against EFS XIII      Convenience Claim Distribution Percentage                         Entitled to
                                    against EFS XIII.                                                 vote

350           Convenience Claims    Payment in Cash of the amount of the                8.7%          Impaired;
              Against ECI           Convenience Claim Distribution Percentage                         Entitled to
                                    against ECI.                                                      vote

351           Convenience Claims    Payment in Cash of the amount of the                28.3%         Impaired;
              Against               Convenience Claim                                                 Entitled to

                  TYPE OF
               ALLOWED CLAIM
                 OR EQUITY                                                            ESTIMATED
   CLASS          INTEREST                           TREATMENT                        RECOVERY           STATUS
   -----          --------                           ---------                        --------           ------
              EPC                   Distribution Percentage against EPC.                              vote

352           Convenience Claims    Payment in Cash of the amount of the                5.1%          Impaired;
              Against Richmond      Convenience Claim Distribution Percentage                         Entitled to
              Power                 against Richmond Power.                                           vote

353           Convenience           Payment in Cash of the amount of the                11.8%         Impaired;
              Claims Against        Convenience Claim Distribution Percentage                         Entitled to
              ECTSVC                against ECTSVC.                                                   vote

354           Convenience           Payment in Cash of the amount of the                18.1%         Impaired;
              Claims Against        Convenience Claim Distribution Percentage                         Entitled to
              EDF                   against EDF.                                                      vote

355           Convenience           Payment in Cash of the amount of the                12.4%         Impaired;
              Claims Against        Convenience Claim Distribution Percentage                         Entitled to
              ACFI                  against ACFI.                                                     vote

356           Convenience           Payment in Cash of the amount of the                68.1%         Impaired;
              Claims Against        Convenience Claim Distribution Percentage                         Entitled to
              TPC                   against TPC.                                                      vote

357           Convenience           Payment in Cash of the amount of the                29.7%         Impaired;
              Claims Against        Convenience Claim Distribution Percentage                         Entitled to
              APACHI                against APACHI.                                                   vote

358           Convenience           Payment in Cash of the amount of the                15.9%         Impaired;
              Claims Against        Convenience Claim Distribution Percentage                         Entitled to
              EDC                   against EDC.                                                      vote

359           Convenience           Payment in Cash of the amount of the                68.1%         Impaired;
              Claims Against        Convenience Claim Distribution Percentage                         Entitled to
              ETP                   against ETP.                                                      vote

360           Convenience           Payment in Cash of the amount of the                68.1%         Impaired;
              Claims Against        Convenience Claim Distribution Percentage                         Entitled to
              NHS                   against NHS.                                                      vote

                  TYPE OF
               ALLOWED CLAIM
                 OR EQUITY                                                            ESTIMATED
   CLASS          INTEREST                           TREATMENT                        RECOVERY           STATUS
   -----          --------                           ---------                        --------           ------
361           Convenience           Payment in Cash of the amount of the                23.6%         Impaired;
              Claims Against        Convenience Claim Distribution Percentage                         Entitled to
              Enron South           against Enron South America.                                      vote
              America

362           Convenience           Payment in Cash of the amount of the                50.8%         Impaired;
              Claims Against        Convenience Claim Distribution Percentage                         Entitled to
              EGPP                  against EGPP.                                                     vote

363           Convenience           Payment in Cash of the amount of the                49.3%         Impaired;
              Claims Against        Convenience Claim Distribution Percentage                         Entitled to
              PGH                   against PGH.                                                      vote

364           Convenience           Payment in Cash of the amount of the                0.0%          Impaired;
              Claims Against        Convenience Claim Distribution Percentage                         Entitled to
              PTC                   against PTC.                                                      vote

365           Enron Guaranty        Payment in Cash of the amount of the                13.0%         Impaired;
              Convenience           Convenience Claim Distribution Percentage                         Entitled to
              Claims                against Enron Guaranty Distributive Assets.                       vote

366           Wind Guaranty         Payment in Cash of the amount of the                25.8%         Impaired;
              Convenience           Convenience Claim Distribution Percentage                         Entitled to
              Claims                against Wind Guaranty Distributive Assets.                        vote

367           Convenience           Payment in Cash of the amount of the                68.1%         Impaired;
              Claims Against        Convenience Claim Distribution Percentage                         Entitled to
              Cabazon Power         Against Cabazon Power                                             vote

368           Convenience           Payment in Cash of the amount of the                68.1%         Impaired;
              Claims Against        Convenience Claim Distribution Percentage                         Entitled to
              Cabazon               Against Cabazon Holdings                                          vote
              Holdings

369           Convenience           Payment in Cash of the amount of the                14.8%         Impaired;
              Claims Against        Convenience Claim Distribution Percentage                         Entitled to
              Enron Caribbean       Against Enron Caribbean                                           vote

370           Convenience           Payment in Cash of the amount of                    68.1%         Impaired;

                  TYPE OF
               ALLOWED CLAIM
                 OR EQUITY                                                            ESTIMATED
   CLASS          INTEREST                           TREATMENT                        RECOVERY           STATUS
   -----          --------                           ---------                        --------           ------
              Claims Against        the Convenience Claim Distribution                                Entitled to
              Victory Garden        Percentage Against Victory Garden                                 vote

371           Convenience           Payment in Cash of the amount of the                7.5%          Impaired;
              Claims Against        Convenience Claim Distribution Percentage                         Entitled to
              Oswego Cogen          Against Oswego Cogen                                              vote

372           Convenience           Payment in Cash of the amount of the                17.2%         Impaired;
              Claims Against        Convenience Claim Distribution Percentage                         Entitled to
              EEPC                  Against EEPC                                                      vote

373           Convenience           Payments in Cash of the amount of the               15.5%         Impaired;
              ENA Guaranty          Convenience Claim Distribution Percentage                         Entitled to
              Claims                against ENA Guaranty Distributive Assets.                         vote

374           Convenience           Payment in Cash of the amount of the                9.8%          Impaired;
              ACFI Guaranty         Convenience Claim Distribution Percentage                         Entitled to
              Claims                against ACFI Guaranty Distributive Assets.                        vote

375           Convenience           Payment in Cash of the amount of the                25.7%         Impaired;
              EPC Guaranty          Convenience Claim Distribution Percentage                         Entitled to
              Claims                against EPC Guaranty Distributive Assets.                         vote

376- 382      Subordinated          No distribution                                     0.0%          Impaired; Not
              Claims                                                                                  entitled to
                                                                                                      vote

383           Enron Preferred       No distribution                                     0.0%          Impaired; Not
              Equity Interests                                                                        entitled to
                                                                                                      vote

384           Enron Common          No distribution                                     0.0%          Impaired; Not
              Equity Interests                                                                        entitled to
                                                                                                      vote

385           Other Equity          No distribution                                     0.0%          Impaired; Not
              Interests                                                                               entitled to
                                                                                                      vote

                  For illustrative purposes, refer to Appendix P: "Components of Distributions Under the Plan" for an analysis of the components of the estimated distribution on a hypothetical (i) Allowed General Unsecured Claim in Classes 3 through 182, Allowed Enron Subordinated

Debenture Claim in Class 183, Allowed Enron TOPRS Subordinated Claim in Class 184, Allowed Guaranty Claim in Classes 185-189, all in the allowed amount of $1,000,000 and (ii) Allowed Convenience Claim in the allowed amount of $50,000 in Classes 191 through 375.

D.    ASSETS, CLAIMS AND DISTRIBUTIONS

      1.    ESTIMATES

            Refer to Appendix C: "Estimated Assets, Claims and Distributions" for a summary description of the assets and liabilities of each Debtor and estimated Creditor recoveries under various scenarios. The values, claim amounts, and distribution ranges reflected in these schedules are estimated based on the information available to the Debtors as of the time of preparation of the schedules. Actual results may vary widely from these estimates. Refer to
Section XIV.C., "Variance from Valuations, Estimates and Projections" for further information.

      2.    METHODOLOGY FOR CALCULATING ESTIMATED RECOVERIES


            As described in more detail below, the estimated recoveries set forth in this Disclosure Statement are calculated by analyzing and in Appendix
C: "Estimated Assets, Claims and Distributions" on a Debtor-by-Debtor basis, the estimated asset value available for distribution under the Plan and the Claims to be satisfied pursuant to the Plan for that Debtor. This data was then coupled with the global compromise embodied in the Plan to generate the estimated recoveries or range of distribution set forth above in Section I.C.2., "Summary of Classification and Treatment."

            a. DISTRIBUTION MODEL. Given the magnitude of third-party and intercompany claims and the complexity of the ownership structure and inter-estate disputes, the Debtors required a complex computer program to maintain the requisite data regarding assets, liabilities, value allocation, and related issues, as well as to provide a means for calculating distributions or recoveries under the Plan. Accordingly, shortly following the Initial Petition Date, Blackstone began to develop the Distribution Model, a complex computer model designed to serve this purpose. The model is a complex and customized software program consisting of more than 15,000 lines of computer code, as well as multiple, integrated spreadsheets and databases. The model interfaces directly with the Debtors' accounting systems and supporting analyses performed by the Debtors and their advisors regarding assets and liabilities of the estates. To ensure the consistency of the model, it incorporates internal cross-checks and generates detailed summary reports and control schedules.

            The Distribution Model tracks the assets and liabilities of each Debtor and most of the other Enron Companies. Taking into consideration, among other things, the complexity of intercompany claims and equity interests between the Enron Companies, the model calculates the value of the assets of each Debtor and the allocation of that value to satisfy secured, administrative, priority, and unsecured Claims against each Debtor. Further, the Distribution Model was designed to permit the incorporation of numerous variables reflecting different values and legal assumptions. The graphic below illustrates the Distribution Model mechanics:

                                              ------------
                         ---------------  -A-     SAP
                              Model:          ------------
-------------------         Accounting
 Debtors and their  -B-     Interface         ------------
     advisors            ---------------  -A-   Hyperion
-------------------             |             ------------
                    \           C                              ------------
                     B          |                           __     Asset    \
                      \         |                          /    Allocations  \
                    ----------------       -------------  /    ------------   \
----------------         Model:            Model: Engine /     ------------    \   ------------
Debtors' Records -D-    Database     -All- ------------- \       Solvency  _____\    Creditor
----------------    ----------------          |         | \___   Analysis      /    Recoveries
                    /  |      |               |         |  \   ------------   /   /------------
                   E   |      |               |          \  \  ------------  /   /
                  /    |      |               |           \  \  Diligence   /   /
----------------       |      |               |            \     Process   /   /
  Model: Other         |    ------------      |             \  ------------   /
    Reports            |     Recoveries  _____|              \ ------------  /
----------------       |    ------------                      \  Internal   /
                       |_____________Adjustments_____________     Review   /
                                                               ------------

KEY TO DIAGRAM
A: Third party and intercompany account balances
B: Asset values, trade book estimates, guarantees and claims data
C: Adjusted aggregate assets, claims and intercompany balances
D: Equity ownership, supporting information and bankruptcy case status
E: Recovery percentages used to produce summary reports and control schedules


            Refer to Appendix C: "Estimated Assets, Claims and Distributions" for additional information regarding the Distribution Model and calculation of recoveries.

            In June 2002, the Debtors shared a preliminary draft of the Distribution Model with the Creditors' Committee. The Creditors' Committee tested the validity of the Distribution Model for purposes of calculating and analyzing various permutations of a potential chapter 11 plan. In February 2003, the Debtors shared a draft of the Distribution Model with the ENA Examiner for his independent verification. The ENA Examiner similarly concluded that the Distribution Model was a reliable tool for its intended purpose.

            b. ESTIMATED ASSET VALUE TO BE DISTRIBUTED UNDER PLAN. Other than cash on hand, the asset valuation information contained in the Distribution Model reflects either (i) if the asset has been sold, the sales price or (ii) if the asset has not been sold, an estimate developed by Blackstone and management. For this purpose, a Debtor's assets may include Cash, assets held for sale, assets identified for transfer into CrossCountry or Prisma, claims and causes of action, and investments in subsidiaries. Due to the inherent uncertainties of litigation, for purposes of estimating asset value, no value has been ascribed to any claims or causes of action the Debtors may have.

            c. ESTIMATED CLAIMS TO BE SATISFIED UNDER PLAN. The claims estimates included in the Distribution Model were estimated using the following procedures: (i) Administrative Expense, Secured, and Priority Claims, including Administrative Expense Claims against other Debtors, have been estimated by the Debtors based upon historical expense levels, filed Claims, and/or the Debtors' books and records, (ii) Intercompany Claims are based upon the intercompany accounts and notes reflected in the Debtors' books and records as of the date hereof and Schedules, as the same may be modified from time to time, and
(iii) all other Claims are based upon filed Claims, the books and records of the Debtors, and analyses performed by the Debtors and their professionals.

            d. ESTIMATED RANGE OF DISTRIBUTIONS. Using the asset and claims data described above, the Distribution Model generates estimates regarding the range of recovery under a variety of fact patterns. The estimates set forth in the Disclosure Statement were calculated based on the global compromise incorporated into the Plan.

                    II. INTRODUCTION TO DISCLOSURE STATEMENT

   CAPITALIZED TERMS USED THROUGHOUT THIS DISCLOSURE STATEMENT ARE DEFINED IN APPENDIX A: "MATERIAL DEFINED TERMS FOR ENRON DISCLOSURE STATEMENT" ATTACHED
                                    HERETO.

            As noted above, this Disclosure Statement has not been approved by the Bankruptcy Court as containing adequate information. Accordingly, the information contained in this Disclosure Statement should not be relied on for any purpose.

            The Debtors submit this Disclosure Statement pursuant to section 1125 of the Bankruptcy Code to holders of Claims against the Debtors in connection with (i) the solicitation of acceptances of the Fifth Amended Joint Plan of Affiliated Debtors Pursuant to Chapter 11 of the United States Bankruptcy Code, dated January 9, 2004, filed by the Debtors with the United States Bankruptcy Court for the Southern District of New York and (ii) the Confirmation Hearing scheduled for April 20, 2004, commencing at 10:00 a.m. New York City Time.

            On January 9, 2004 the Bankruptcy Court, under section 1125 of the Bankruptcy Code, approved this Disclosure Statement as containing information of a kind, and in sufficient detail, adequate to enable a hypothetical, reasonable investor typical of the solicited classes of Claims of the Debtors to make an informed judgment with respect to the acceptance or rejection of the Plan. APPROVAL OF THIS DISCLOSURE STATEMENT DOES NOT CONSTITUTE A DETERMINATION BY THE BANKRUPTCY COURT EITHER OF THE FAIRNESS OR THE MERITS OF THE PLAN OR OF THE ACCURACY OR COMPLETENESS OF THE INFORMATION CONTAINED IN THIS DISCLOSURE STATEMENT.

            The Disclosure Statement Order, a copy of which is annexed hereto as
Exhibit 2: "Disclosure Statement Order" sets forth in detail, among other things, the deadlines, procedures, and instructions for voting to accept or reject the Plan and for filing objections to confirmation of the Plan, the record date for voting purposes, and the applicable standards for tabulating Ballots. The Voting Procedures Order, a copy of which is annexed hereto as
Exhibit 3: "Voting Procedures Order", sets forth in detail the procedures for temporary allowance of claims for voting purposes. In addition, detailed voting instructions accompany each Ballot. Each holder of a Claim entitled to vote on the Plan should read this Disclosure Statement, the Plan, the Disclosure Statement Order, the Ballot, and the instructions accompanying the Ballot in their entirety before voting on the Plan. These documents contain important information concerning the classification of Claims and Equity Interests for voting purposes and the tabulation of votes. No solicitation of votes to accept the Plan may be made except pursuant to section 1125 of the Bankruptcy Code.



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A.    PURPOSE OF THIS DISCLOSURE STATEMENT

            The purpose of this Disclosure Statement is to provide the holders of Claims against the Debtors with adequate information to make an informed judgment about the Plan. This information includes, among other things, a brief history of the Debtors, a description of the Debtors' prepetition businesses, a description of the Debtors' prepetition assets and liabilities, a summary of the Debtors' Chapter 11 Cases, a summary of the distributions to be made under the Plan, and an explanation of the Plan mechanics.

B.    REPRESENTATIONS

            This Disclosure Statement is intended for the sole use of Creditors and other parties in interest, and for the sole purpose of assisting those parties in making an informed decision about the Plan. Each Creditor is urged to review the Plan in full prior to voting on the Plan to ensure a complete understanding of the Plan and this Disclosure Statement.

            No representations or other statements concerning the Debtors (particularly as to their future business operations or the value of their assets) are authorized by the Debtors other than those expressly set forth in this Disclosure Statement. Creditors should not rely upon any representations or inducements made to secure acceptance of the Plan other than those set forth in this Disclosure Statement.

            Except as otherwise expressly indicated, the portions of this Disclosure Statement describing the Debtors, their businesses and properties, and related financial information were prepared by the Debtors, from information furnished by the Debtors, or from publicly available information.

            As explained in a November 8, 2001 Form 8-K filed by ENE with the SEC, the previously issued financial statements of ENE for the fiscal years ended December 31, 1997 through 2000 and for the first and second quarters of 2001 and the audit reports covering the year-end financial statements for 1997 through 2000 should not be relied upon. In addition, as explained in an April 22, 2002 Form 8-K filed by ENE, the financial statements of ENE for the third quarter of 2001 should not be relied upon.

            This Disclosure Statement has not been approved or disapproved by the SEC; neither has the SEC passed upon the accuracy or adequacy of the statements contained herein.

            This Disclosure Statement contains statements that are forward-looking. Forward-looking statements are statements of expectations, beliefs, plans, objectives, assumptions, projections, and future events or performance. Among other things, this Disclosure Statement contains forward-looking statements with respect to anticipated future performance of PGE, CrossCountry, and Prisma, as well as anticipated future determination of claims, distributions on claims, and liquidation of the Remaining Assets. These statements, estimates, and projections may or may not prove to be correct. Actual results could differ materially from those reflected in the forward-looking statements contained herein. Forward-looking statements are not guarantees of future performance and involve risks and uncertainties that could cause actual results or outcomes to differ materially from those expressed. Such risks and uncertainties, include, without limitation: risks inherent in the Chapter 11 process, such as the



                                       94
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non-confirmation of the Plan, non-occurrence or delayed occurrence of the
Effective Date, or delayed distribution or non-distribution of Plan Securities. The uncertain outcomes of ongoing litigation and governmental investigations involving the Operating Entities and the Debtors, including those involving the U.S. Congress, DOJ, SEC, Office of Public Utility Counsel, EPA, and FERC; the effects of negative publicity on the Operating Entities' business opportunities; the effects of the departure of past and present employees of the Debtors; the uncertain resolution of SPE issues; the preliminary and uncertain nature of valuations and estimates contained in the Plan; financial and operating restrictions that may be imposed on an Operating Entity if ENE is required to register under PUHCA; potential environmental liabilities; increasing competition and operational hazards faced by the Debtors and Operating Entities; the potential lack of a trading market for the Plan Securities distributed to Creditors; uncertainties created by the lack of reported information for securities distributed to Creditors and the lack of independent operating history of the Operating Entities; economic, political, regulatory, and legal risks affecting the finances and operations of the Debtors and the Operating Entities; and, the uncertain timing, costs, and recovery values involved in the Debtors' efforts to recover accounts receivable and to liquidate the Remaining Assets. The Debtors, PGE, CrossCountry, Prisma, and the other Enron Companies undertake no obligation to update any forward-looking statement to reflect the occurrence of unanticipated events. New factors emerge from time to time and it is not possible to predict all such factors, nor can the impact of any such factor be assessed.

            THIS DISCLOSURE STATEMENT SUMMARIZES THE TERMS OF THE PLAN, WHICH SUMMARY IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE FULL TEXT OF THE PLAN, AND IF ANY INCONSISTENCY EXISTS BETWEEN THE TERMS AND PROVISIONS OF THE PLAN AND THIS DISCLOSURE STATEMENT, THEN THE TERMS AND PROVISIONS OF THE PLAN ARE CONTROLLING.

            UNLESS OTHERWISE SPECIFIED, THE STATEMENTS CONTAINED IN THIS DISCLOSURE STATEMENT ARE MADE AS OF THE DATE OF THE DISCLOSURE STATEMENT AND THE DELIVERY OF THIS DISCLOSURE STATEMENT DOES NOT IMPLY THAT THERE HAVE BEEN NO CHANGES IN THE INFORMATION SET FORTH HEREIN AFTER SUCH DATE. THE DEBTORS UNDERTAKE NO DUTY TO UPDATE THIS INFORMATION.

            THIS DISCLOSURE STATEMENT MAY NOT BE RELIED ON FOR ANY PURPOSE OTHER THAN TO DETERMINE WHETHER TO VOTE TO ACCEPT OR REJECT THE PLAN, AND NOTHING STATED HEREIN SHALL CONSTITUTE AN ADMISSION OF ANY FACT OR LIABILITY BY ANY PARTY, OR BE ADMISSIBLE IN ANY PROCEEDING INVOLVING THE DEBTORS OR ANY OTHER PARTY, OR BE DEEMED CONCLUSIVE EVIDENCE OF THE TAX OR OTHER LEGAL EFFECTS OF THE PLAN ON THE DEBTORS OR HOLDERS OF CLAIMS OR EQUITY INTERESTS.

            ALL HOLDERS OF CLAIMS ENTITLED TO VOTE SHOULD CAREFULLY READ AND CONSIDER FULLY THE RISK FACTORS SET FORTH IN SECTION XIV., "RISK FACTORS AND OTHER FACTORS TO BE CONSIDERED" BEFORE VOTING TO ACCEPT OR REJECT THE PLAN.

            SUMMARIES OF CERTAIN PROVISIONS OF AGREEMENTS REFERRED TO IN THIS DISCLOSURE STATEMENT ARE NOT COMPLETE AND ARE SUBJECT TO, AND ARE QUALIFIED IN THEIR ENTIRETY BY REFERENCE TO, THE FULL TEXT OF THE APPLICABLE AGREEMENT, INCLUDING THE DEFINITIONS OF TERMS CONTAINED IN SUCH AGREEMENT.

            HOLDERS OF CLAIMS ENTITLED TO VOTE SHOULD READ THIS DISCLOSURE STATEMENT AND THE PLAN CAREFULLY AND IN THEIR ENTIRETY AND MAY WISH TO CONSULT WITH COUNSEL PRIOR TO VOTING ON THE PLAN.

C.    HOLDERS OF CLAIMS ENTITLED TO VOTE

            Pursuant to the provisions of the Bankruptcy Code, only holders of allowed claims or equity interests in classes of claims or equity interests that are impaired and that are not deemed to have rejected a proposed plan are entitled to vote to accept or reject a proposed plan. Classes of claims or equity interests in which the holders of claims or equity interests are unimpaired under a chapter 11 plan are deemed to have accepted the plan and are not entitled to vote to accept or reject the plan. Classes of claims or equity interests in which the holders of claims or equity interests will receive no recovery under a chapter 11 plan are deemed to have rejected the plan and are not entitled to vote to accept or reject the plan. For a detailed description of the treatment of Claims and Equity Interests under the Plan, refer to Section VI., "Summary of Debtors' Chapter 11 Plan".

            Classes 1 and 2 of the Plan are unimpaired. As a result, holders of Claims in those Classes are conclusively presumed to have accepted the Plan and are not entitled to vote.

            Classes 3 through 182, 184 through 189, and 191 through 375 of the Plan are impaired and, to the extent Claims in such Classes are Allowed Claims, the holders of such Claims will receive distributions under the Plan. As a result, holders of Claims in those Classes are entitled to vote to accept or reject the Plan.

            Class 190 of the Plan, consisting of Intercompany Claims, is presumed to have accepted the Plan and all holders of such Claims are proponents of the Plan. As a result, holders of Claims in Class 190 are not entitled to vote.

            Classes 183 and 376 through 385 of the Plan, consisting of certain holders of Claims and all holders of Equity Interests, are not expected to receive any distributions under the Plan. As a result, holders of Claims and Equity Interests in Classes 183 and 376 through 385 are conclusively presumed to have rejected the Plan and are not entitled to vote.

            Section 1126 of the Bankruptcy Code defines "acceptance" of a plan by a class of claims as acceptance by creditors in that class that hold at least two-thirds in dollar amount and more than one-half in number of the claims that cast ballots for acceptance or rejection of the plan. Thus, acceptance of the Plan by Classes 3 through 182, 184 through 189, and 191 through 375 will occur only if at least two-thirds in dollar amount and a majority in number of the holders of such Claims in each Class that cast their Ballots vote in favor of acceptance of the Plan. A vote may be disregarded if the Bankruptcy Court determines, after notice and a hearing, that such acceptance or rejection was not solicited or procured in good faith or in accordance with the provisions of the Bankruptcy Code. For a more detailed description of the requirements for confirmation of the Plan, refer to Section XIX., "Confirmation Of The Plan" for further information.

            If a Class of Claims entitled to vote on the Plan rejects the Plan, the Debtors reserve the right to amend the Plan or request confirmation of the Plan pursuant to section



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1129(b) of the Bankruptcy Code or both. Section 1129(b) permits the confirmation of a chapter 11 plan notwithstanding the nonacceptance of a plan by one or more impaired classes of claims or equity interests. Under that section, a plan may be confirmed by a bankruptcy court if the plan does not "discriminate unfairly" and is "fair and equitable" with respect to each nonaccepting class. For a more detailed description of the requirements for confirmation of a nonconsensual plan, refer to Section XIX., "Confirmation Of The Plan".

            In the event that a Class of Claims entitled to vote does not vote to accept the Plan, the Debtors' determination whether to request confirmation of the Plan pursuant to section 1129(b) of the Bankruptcy Code will be announced prior to or at the Confirmation Hearing.

D.    SUBMITTING A BALLOT

            To determine whether you are entitled to vote on the Plan, refer to
Section II.C., "Holders of Claims Entitled to Vote". If you are entitled to vote, you should carefully review this Disclosure Statement, including the attached exhibits and the instructions accompanying the Ballot. Then, indicate your acceptance or rejection of the Plan by voting for or against the Plan on the enclosed Ballot or Ballots and return the Ballot(s) in the postage-paid envelope provided. Refer to Section XVIII., "Voting Procedures", Exhibit 2:
"Disclosure Statement Order" and Exhibit 3: "Voting Procedures Order" for further information.

            To be sure your Ballot is counted, your Ballot must be received by the Debtors' Solicitation Agent, Innisfree, as instructed on your Ballot, no later than 5:00 p.m. New York City Time on March 24, 2004. Your Ballot will not be counted if received after this deadline. Refer to Section XVIII., "Voting Procedures" for further information.

            If you must return your Ballot to your bank, broker, agent, or nominee, then you must return your Ballot to such bank, broker, agent, or nominee in sufficient time for them to process your Ballot and return it to the Debtors' Solicitation Agent before the deadline. Your Ballot will not be counted if received after this deadline. Refer to Section XVIII., "Voting Procedures" for further information.

            DO NOT RETURN YOUR SECURITIES OR ANY OTHER DOCUMENTS WITH YOUR
BALLOT.

            It is important that Creditors exercise their right to vote to accept or reject the Plan. EVEN IF YOU DO NOT VOTE TO ACCEPT THE PLAN, YOU MAY BE BOUND BY IT, IF IT IS ACCEPTED BY THE REQUISITE HOLDERS OF CLAIMS. Refer to
Section XIX., "Confirmation Of The Plan" for further information. The amount and number of votes required for confirmation of the Plan are computed on the basis of the total amount of Claims actually voting to accept or reject the Plan.

            Your Claims may be classified in multiple classes, in which case you will receive a separate Ballot for each class of Claim. For detailed voting instructions and the names and addresses of the persons you may contact if you have questions regarding the voting procedures, refer to your Ballot or to
Section XVIII., "Voting Procedures" for further information.

            THE DEBTORS BELIEVE THAT THE PLAN PROVIDES THE BEST POSSIBLE RECOVERIES TO THE DEBTORS' CREDITORS. THE DEBTORS


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THEREFORE BELIEVE THAT ACCEPTANCE OF THE PLAN IS IN THE BEST INTERESTS OF EACH
AND EVERY CLASS OF CREDITORS AND URGE ALL HOLDERS OF IMPAIRED CLAIMS ENTITLED TO VOTE ON THE PLAN TO ACCEPT THE PLAN.




E.    CONFIRMATION HEARING

            Under section 1128 of the Bankruptcy Code, the Bankruptcy Court has scheduled the Confirmation Hearing on April 20, 2004 at 10:00 a.m. New York City Time, in Room 523 of the United States Bankruptcy Court for the Southern District of New York, One Bowling Green, New York, New York. The Confirmation Hearing may be adjourned from time to time without notice except as given at the Confirmation Hearing or at any subsequent adjourned Confirmation Hearing. The Bankruptcy Court has directed that objections, if any, to confirmation of the Plan be filed and served on or before March 24, 2004 at 4:00 p.m. New York City Time. Refer to Section XIX.C., "Objections To Confirmation Of The Plan" for further information.

             THE DEBTORS URGE CREDITORS TO VOTE TO ACCEPT THE PLAN.

                      III. GENERAL PREPETITION INFORMATION

CAPITALIZED TERMS USED THROUGHOUT THIS DISCLOSURE STATEMENT ARE DEFINED IN
  APPENDIX A: "MATERIAL DEFINED TERMS FOR ENRON DISCLOSURE STATEMENT" ATTACHED
                                     HERETO.

A.    EVENTS LEADING UP TO CHAPTER 11 FILING

            From 1985 through mid-2001, the Enron Companies grew from a domestic natural gas pipeline company into a large global natural gas and power company. In the last quarter of 2001, the Enron Companies lost access to the capital markets, both debt and equity, and had insufficient liquidity and financial resources to satisfy their current financial obligations. Thereafter, on December 2, 2001, ENE and 13 subsidiaries filed voluntary chapter 11 petitions. Listed below are selected ENE and rating agency announcements during late 2001.

August 14         ENE announces the resignation of Jeffrey K. Skilling as
                  ENE's President and CEO and the assumption of such duties by Chairman Kenneth L. Lay.

October 16        ENE reports a net loss for the third quarter 2001 of $618
                  million including non-recurring charges totaling $1.01 billion after-tax; non-recurring charges consisted of: $287 million related to asset impairments recorded by Azurix; $180 million associated with the restructuring of Broadband Services; and $544 million related to losses associated with certain investments.

                  ENE holds a conference call on third quarter 2001 earnings and acknowledges a $1.2 billion equity reduction.

                  Moody's announces ENE's Credit Rating is held at Baa1 (three notches above non-investment grade) but is placed on review for downgrade.



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October 22        ENE announces it will cooperate fully with the SEC's
                  request to provide information regarding certain related-party transactions.

October 24        ENE announces it has named Jeff McMahon as CFO and Andrew
                  Fastow, previously ENE's CFO, will be on a leave of absence from ENE.

October 25        Fitch announces ENE's Credit Rating is held at BBB+
                  (three notches above non-investment grade) but is placed on negative watch.

                  ENE announces it drew on its committed lines of credit to provide cash liquidity in excess of $1 billion.

October 29        Moody's announces ENE's Credit Rating is downgraded to
                  Baa2 (two notches above non-investment grade) and is placed on review for downgrade.

October 31        ENE announces election of William C. Powers, Jr., Dean of
                  The University of Texas School of Law, to the ENE Board of
                  Directors and formation of the Powers Committee to examine and take any appropriate actions with respect to transactions between ENE and entities connected to related parties.

                  ENE also reports that the SEC has opened a formal investigation into certain of the matters that were the subject of recent press reports and that previously were the subject of its informal inquiry.

November 1        ENE announces that JPMCB and Salomon Smith Barney Inc.,
                  as co-arrangers, have executed commitment letters to provide
                  $1 billion of secured credit lines supported by ENE's NNG and Transwestern assets.

                  S&P announces downgrade of ENE's Credit Rating to BBB (two notches above non-investment grade) with negative outlook.

November 5        Fitch announces ENE's Credit Rating is downgraded to BBB-
                  (Fitch's lowest investment grade rating) and is placed on negative watch.

November 8        ENE announces the filing of a Form 8-K that provides
                  information about:

            A required restatement of prior period financial statements to reflect the previously disclosed $1.2 billion reduction to shareholders' equity, as well as adjustments required, based on (then) current information, that certain off-balance sheet entities should have been included in ENE's consolidated financial statements;

            - The restatement of its financial statements for 1997 through 2000 and the first two quarters of 2001;

            - The accounting basis for the above-mentioned reduction to shareholders' equity;

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            -     The appointment of the Powers Committee by the ENE Board of
                  Directors to review transactions between ENE and related parties;

            - Information regarding the two LJM limited partnerships formed by ENE's then-CFO; and

            -     Transactions between ENE and certain other ENE employees.

November 9        ENE and Dynegy announce the execution of the Merger
                  Agreement and the $1.5 billion asset-backed equity infusion by Dynegy to ENE. Dynegy agreed to pay $1.5 billion to acquire preferred stock and other rights of an ENE subsidiary that owns NNG. In the event the merger is not completed, Dynegy will have the right to acquire 100% of the equity in the NNG subsidiary.

            - Moody's announces downgrade of ENE's Credit Rating to Baa3 (Moody's lowest investment grade rating) and places Credit Rating on review for further downgrade.

            - S&P announces downgrade of ENE's Credit Rating to BBB- (S&P's lowest investment grade rating) with negative outlook.

            - Fitch announces ENE's Credit Rating is held at BBB- (Fitch's lowest investment grade rating) but is taken off of negative watch.

November 19       ENE announces that it has filed its third-quarter 2001
                  Form 10-Q, which provides further information on third quarter earnings adjustments and other issues and outlines a restructuring plan. The Form 10-Q also included additional detailed information regarding ENE's then current liquidity and upcoming maturities of debt and other obligations
                  (including a $690 million note payable that will become a demand obligation on November 27, 2001 due to the recent downgrade by S&P and $3.9 billion in facilities that could be accelerated due to stock price and ratings triggers).

November 21       ENE announces that it is in active discussions with its
                  primary lenders on a restructuring of its debt obligations to further enhance liquidity.

November 28       ENE announces it has received a notice from Dynegy that,
                  effective immediately, it is terminating the Merger Agreement.

            - ENE also announces that S&P, Moody's, and Fitch have downgraded ENE's Credit Rating to below investment grade.

            - Moody's announces ENE's Credit Rating is downgraded to B2 (five notches below investment grade) and is placed on review for downgrade.

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
            - S&P announces ENE's Credit Rating is downgraded to B- (six notches below investment grade) and is placed on negative outlook.

            - Fitch announces ENE's Credit Rating is downgraded to CC (eight notches below investment grade) and is placed on negative watch.

November 30       S&P announces ENE's Credit Rating is downgraded to CC
                  (eight notches below investment grade) with negative outlook.

December 2        ENE announces that it, along with certain of its
                  subsidiaries, have filed voluntary petitions for chapter 11 reorganization with the U. S. Bankruptcy Court for the Southern District of New York.

                  Refer to "Related Documents" at http://www.enron.com/corp/por/ for the public filings referenced above, as well as certain reports prepared by the ENE Examiner, the Powers Committee, and various government agencies and committees.

B.    PREPETITION BUSINESS ACTIVITIES

      1. GENERAL. Headquartered in Houston, Texas, the Enron Companies historically provided products and services related to natural gas, electricity, and communications to wholesale and retail customers. As of the Initial Petition Date, the Enron Companies employed approximately 32,000 individuals worldwide. The Enron Companies were principally engaged in (a) the marketing of natural gas, electricity and other commodities, and related risk management and finance services worldwide, (b) the delivery and management of energy commodities and capabilities to end-use retail customers in the industrial and commercial business sectors, (c) the generation, transmission, and distribution of electricity to markets in the northwestern United States, (d) the transportation of natural gas through pipelines to markets throughout the United States, and
(e) the development, construction, and operation of power plants, pipelines, and other energy-related assets worldwide. Many of the Enron Companies that are operating companies have not filed bankruptcy petitions and continue to operate their businesses.

      Set forth below is a brief description of various categories of major businesses of the Enron Companies existing as of the Initial Petition Date. Although the Debtors' prepetition business activities can be summarized in a discussion of these businesses, each of the businesses included numerous separate legal entities. Any reference to a business should be construed as a reference to the separate legal entities that comprise such business.

      2. WHOLESALE SERVICES. As of the Initial Petition Date, Wholesale Services encompassed the global wholesale business related to natural gas, power, LNG, metals, coal, crude and liquids, weather, forest products, steel, and other commodities.(17) This business also

----------
(17) In addition to certain non-Debtor affiliates, Wholesale Services included the following Debtors: ENA, EPMI, EMCC, ENA Upstream, ENA Asset Holdings, BAM, Palm Beach, ENGMC, Intratex, EGLI, EGM, EIM, Garden State, EFM, LNG Marketing, Calypso, Global LNG, EIFM, ELFI, LNG Shipping, ECTRIC, NETCO, ERAC, EBF LLC, EFII, ENW, Calcasieu Development, Calvert City Power, RMTC, ECTMI, EnronOnline, LOA, St. Charles Development, TLS, OEC, EEOSC, Ventures, NEPCO, EPICC, NEPCO Power Procurement, NEPCO Services International, LINGTEC, EGSNVC, LGMC, LRC, LGMI, LRCI, Enron ACS, KUCC Cleburne, ECT Securities Limited Partnership, ECT Securities LP, ECT

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included EnronOnline(R), an e-commerce site for global commodity transactions.
The Enron Companies built their wholesale businesses through asset ownership, contractual access to third-party assets, and market-making activities.

            The activities of these businesses can be categorized into two business lines: (i) commodity sales and services and (ii) assets and investments.

            a. COMMODITY SALES AND SERVICES. The businesses included in the Wholesale Services segment provided physical commodity and price risk management services to their customers through forward and other contracts. In late 1999, Wholesale Services launched an internet-based e-commerce system, EnronOnline(R), which allowed wholesale customers to view Wholesale Services' real-time pricing and complete commodity transactions with the relevant Enron Company trading in the particular commodity or product, as principal, with no direct interaction.

            b. ASSETS AND INVESTMENTS. Wholesale Services entered into, managed, and/or operated numerous investments and various physical and financial assets related to the energy industry, as well as physical assets in the paper and steel industries. As of the Initial Petition Date, these activities included (i) development of power generation facilities, (ii) investment in intrastate gas pipelines, natural gas compression, NGL and LNG operations, (iii) equity and debt financing to third parties for the exploration and development of oil, gas, and coal reserves, and (iv) investment in paper and steel processing facilities.

      3. RETAIL SERVICES. As of the Initial Petition Date, Retail Services extended ENE's energy expertise and capabilities to energy end-users in the industrial and commercial business sectors.18 The Retail Services businesses provided energy end-users in the United States and Europe with a broad range of energy products and services, including sales of natural gas, electricity, liquids and other commodities, and the provision of energy management services, such as energy tariff and information services, energy outsourcing, demand-side management services, and price risk management services.

      4. ELECTRICITY TRANSMISSION AND DISTRIBUTION OPERATIONS. The only domestic electric utility operation conducted as of the Initial Petition Date by the Enron Companies was, and continues to be, the business conducted by PGE, a wholly owned, non-Debtor subsidiary of ENE. PGE is engaged in the generation, purchase, transmission, distribution, and retail sale of electricity in the State of Oregon. PGE also sells wholesale electric energy to utilities, brokers, and power marketers located throughout the western United States. As of December 31, 2002, PGE served approximately 743,000 retail customers. Refer to Section VIII., "Portland General Electric Company" for further information.


----------

      Securities GP, Richmond Power, ECTSVC, Oswego Cogen, EECC, EEPC, and SCC.

(18) In addition to certain non-Debtor affiliates, Retail Services included the following Debtors: EES, EESO, EESNA, EESOMI, EEIS, EEMC, EESI, EFSI, EFS-CMS, TSI, EESSH, Artemis, CEMS, Omicron, EFS I, EFS II, EFS III, EFS IV, EFS V, EFS VI, EFS VII, EFS VIII, EFS IX, EFS X, EFS XI, EFS XII, EFS XIII, EFS XV, EFS XVII, Jovinole, EFS Holdings, and EA III.




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      5. NATURAL GAS PIPELINES. As of the Initial Petition Date, the natural gas pipelines business operated one of the largest gas transmission systems in the United States spanning approximately 25,000 miles.(19) ENE and its subsidiaries operated domestic interstate natural gas pipelines extending from Texas to the Canadian border and across the southern United States from Florida to California. Included in the Enron Companies' domestic interstate natural gas pipeline operations were Transwestern, Citrus, Northern Plains, and NNG, each of which is briefly described below. Refer to Section IX., "CrossCountry" for further information about Transwestern, Citrus and Northern Plains. NNG was sold in February 2002; refer to Section IV.B.4.b., "Dynegy Merger Agreement, Related Litigation, and Settlement" for further information.

            a. TRANSWESTERN PIPELINE COMPANY. Transwestern, a non-Debtor, is an interstate pipeline engaged in the transportation of natural gas. Transwestern is subject to regulation by FERC. Through its approximately 2,600-mile pipeline system, Transwestern transports natural gas from western Texas, Oklahoma, eastern New Mexico, and the San Juan Basin in northwestern New Mexico and southern Colorado primarily to the California market and secondarily to markets off the east end of its system.

            b. CITRUS. Citrus, a non-Debtor that is 50% owned by ENE, owns primarily a FERC-regulated interstate pipeline company, Florida Gas. This pipeline company transports natural gas for third parties through a pipeline that extends from south Texas to south Florida.

            c. NORTHERN PLAINS. Northern Plains, a non-Debtor, either directly or through a subsidiary, holds a general partner interest of approximately 1.65%, and a limited partner interest of approximately 1.06%, in Northern Border Partners. Northern Border Partners owns a 70% interest in an approximately 1,249-mile interstate pipeline system that transports natural gas from the Montana-Saskatchewan border near Port of Morgan, Montana to interconnecting pipelines and local distribution systems in the states of North Dakota, South Dakota, Minnesota, Iowa, and Illinois. Northern Border Partners owns two additional interstate pipelines and partnership interests in other energy assets.

            d. NNG. NNG was an interstate pipeline engaged in the transportation of natural gas. NNG was subject to regulation by FERC. Through its approximately 16,500-mile pipeline system, NNG transported natural gas from the Permian Basin in Texas to the Great Lakes as well as in other markets in the production areas of Colorado, Kansas, New Mexico, Oklahoma, Texas, and North Dakota.

      6. GLOBAL ASSETS. As of the Initial Petition Date, Global Assets included energy-related assets throughout the world that are not included in the Wholesale or Retail businesses, including, but not limited to, assets in the United States, Brazil, and India.(20) Global Assets

----------

(19) In addition to certain non-Debtor affiliates, natural gas pipelines included the following Debtors: ETS, EPPI, EAMR, EMMS, EOS, EPCSC, Pipeline Services, ETPC, Transwestern Gathering, Enron Gathering, EGP, ELSC, EPGI, Alligator Alley, Methanol, and EPC.

(20) In addition to certain non-Debtor affiliates, Global Assets included the following Debtors: Enron Mauritius, India Holdings, OPP, San Juan Gas, E Power Holdings, Expat Services, ENIL, EI, EINT, EMDE, EIAM, EBPHXI, EHC, EDM, EIKH, ECHVI, EIAC, EBPIXI, Paulista, ECFL, EDFL, ACFI, TPC, APACHI, EDC, ETP, NSH,
managed most of the Enron Companies' energy assets and operations (power plants, pipelines, and distribution companies) outside of North America and Europe. As of the Initial Petition Date, these operations existed in approximately 18 countries and territories across the globe, primarily in developing markets. Refer to Section X., "Prisma Energy International Inc." for further information regarding certain of these assets.

            Global Assets also included (i) ENE's investment in Azurix, a global water company engaged in the business of owning, operating and managing water and wastewater assets, providing water- and wastewater- related services and developing and managing water resources and (ii) Wind, which, together with its subsidiaries, was an integrated manufacturer and developer of wind power, providing power plant design and engineering, project development, and operations and maintenance services.(21)

      7. BROADBAND SERVICES. Broadband Services' businesses included the provision of (i) bandwidth management and intermediation services and (ii) content delivery services. During 2000, Broadband Services continued its work on establishing the EIN, a high-capacity, global fiber optic network. At December 31, 2000, Broadband Services had started trading contracts in multiple bandwidth products and had signed service agreements with several content providers. However, ultimately, Broadband Services was unable to fulfill its business goals and, in 2001, it began to wind down its business affairs.(22)

C.    DEBTORS' PREPETITION CREDIT FACILITIES

      1. ENE CREDIT FACILITIES. Prior to the Initial Petition Date, ENE maintained several term and revolving credit facilities. The facilities include the following:

            a. $1.75 billion 364-day senior unsecured committed revolving credit facility for general corporate purposes including commercial paper backstop. Citibank and JPMCB were Co-Administrative Agents. The facility closed on May 14, 2001. The facility was fully drawn in October 2001.

            b. $1.25 billion long-term senior unsecured committed revolving credit facility for general corporate purposes including commercial paper backstop. Citibank and JPMCB were Co-Administrative Agents. The facility closed on May 18, 2000. The facility was fully drawn in October 2001.


----------

      Enron South America, EGPP, Enron Caribbean, EREC Subsidiary
      I, EREC Subsidiary II, EREC Subsidiary III, EREC Subsidiary IV, EREC Subsidiary V, EBPHI, and EBHL.

(21) In addition to certain non-Debtor affiliates, the Wind business group included the following Debtors: Wind, Wind Constructors, Wind Development, Wind Maintenance, EWESC, Wind Systems, Cabazon Power, Cabazon Holdings, Victory Garden, ZWHC, Zond Pacific, Zond Minnesota, Enron Wind Storm Lake I, Enron Wind Storm Lake II, Green Power, EWLB, and EREC.

(22) In addition to certain non-Debtor affiliates, Broadband Services included the following Debtors: EBS, EBS LP, Communications Leasing, ECI Nevada, ECI Texas, Enrock, Enrock Management, ECG, WarpSpeed, DSG, Modulus, and ETI.

            c. $12 million 13-month term credit facility for general corporate purposes. Toronto-Dominion (Texas) Inc. was the Agent. The facility closed on December 14, 2000. Toronto-Dominion (Texas) Inc. resigned as Agent in December 2001.

            d. $100 million revolving Promissory Note between ENE, as borrower, and The Toronto-Dominion Bank, as lender, dated November 15, 1993. At the Initial Petition Date, the outstanding principal balance under this note was $55 million.

            e. $100 million revolving Promissory Note between ENE, as borrower, and Barclays, as lender, dated March 15, 1991. At the Initial Petition Date, the outstanding principal balance under this note was $15 million.

      2. PIPELINE CREDIT FACILITIES. Two ENE non-Debtor subsidiaries entered into corporate revolvers during the fourth quarter of 2001 with a total commitment of $1.0 billion for general corporate purposes. The facilities include the following:

            a. TRANSWESTERN PIPELINE COMPANY. Transwestern had a $550 million 364-day senior secured committed revolving credit facility. The facility was secured by substantially all of the assets of Transwestern. ENE was the guarantor of the facility. Citicorp North America, Inc. and JPMCB were Co-Administrative Agents. The facility closed on November 13, 2001, has been extended through November 6, 2003 and has been converted to a term loan. The facility was fully drawn on the closing. Refer to Section XIV.H., "CrossCountry" for further information.

            b. NORTHERN NATURAL GAS COMPANY. NNG had a $450 million 364-day senior secured committed revolving credit facility. The facility was secured by substantially all of the assets of the borrower. ENE was the guarantor for the facility. Citicorp North America, Inc. and JPMCB were Co-Administrative Agents. The facility closed on November 19, 2001. The facility was fully drawn on the closing. As part of the transfer of NNG to Dynegy, the ENE guaranty was later released. Refer to Section IV.B.4.b., "Dynegy Merger Agreement, Related Litigation, and Settlement" for further information.

      3. LETTER OF CREDIT FACILITIES. Prior to the Initial Petition Date, ENE maintained two syndicated committed letter of credit facilities, and obtained numerous letters of credit from various financial institutions under uncommitted reimbursement agreements.

            a. Trade Finance and Reimbursement Agreement dated as of September 10, 2001 among ENE, the banks named therein and West LB as Issuing Bank in the amount of $245 million. There were approximately $166 million in outstanding letters of credit as of the Initial Petition Date.

            b. Letter of Credit and Reimbursement Agreement dated as of May 14, 2001 among ENE, the banks named therein and JPMCB as Issuing Bank in the amount of $500 million. There were approximately $290 million in outstanding letters of credit as of the Initial Petition Date.

            c. In addition to the letters of credit referred to above, there were various letters of credit issued for the benefit of ENE in the notional amount of approximately $651 million as of the Initial Petition Date.

            d. The amounts above describe only those letters of credit that remained outstanding, but undrawn, as of the Initial Petition Date. ENE incurred prepetition reimbursement obligations under several letters of credit which were drawn shortly before, and for some time after, the Initial Petition Date.

      4. SAN JUAN GAS CREDIT FACILITY. San Juan Gas had a $20 million 364-day revolving credit facility. Banco Bilbao Vizcaya Argentaria Puerto Rico was the Administrative Agent. ENE was the guarantor of the facility. At the Petition Date, the outstanding principal amount due under the credit facility was $14.4 million.

      5. ADDITIONAL INFORMATION. For information regarding additional obligations of the Debtors, refer to Appendix C: "Estimated Assets, Claims and Distributions", the Debtors' Schedules of Assets and Liabilities, which are available at http://www.enron.com/corp/por/, and to Claims filed against the Debtors, which are available for viewing at http://www.bsillc.com.

D.    DEBTORS' PREPETITION DEBT SECURITIES

            Unless otherwise noted, as of the Petition Date, the following debt securities of the Debtors were outstanding:

  NAME OF TRUSTEE / PAYEE /                                               AMOUNT OUTSTANDING AS OF THE
PRINCIPAL OBLIGEE (AS OF JULY                                               PETITION DATE (UNLESS
          31, 2003)                INSTRUMENT/CUSIP OR ISIN                    OTHERWISE NOTED)                    DEBTOR
          ---------                ------------------------                    ----------------                    ------

The Bank of New York, as             7.00% Exchangeable Note Payable          $402,650,298.61(23)                    ENE
Trustee                              due 07/31/02 (293561882)

Wells Fargo Bank, as Trustee         9.125% Note Payable due 04/01/03            $190,856,046                        ENE
                                     (293561AQ9)

Wells Fargo Bank, as Trustee         9.875% Note Payable due 06/15/03            $104,580,903                        ENE
                                     (293561AF3)

Wells Fargo Bank, as Trustee         7.875% Note Payable due 06/15/03            $336,872,656                        ENE
                                     (293561CB0)

The Chase Manhattan Bank, as         Floating Rate Notes due 06/18/03            $324,660,097                        ENE
Issuing and Principal Paying         (XS0130764649)
Agent

The Chase Manhattan Bank, as         0.77% Bond due 06/18/03                      $81,334,720                        ENE
Issuing and Principal Paying         (XS0130765026)
Agent

Wells Fargo Bank, as Trustee         6.625% Note Payable due 10/15/03             $72,269,723                        ENE
                                     (293561BN5)

---------------------
23   The parties had a dispute over the outstanding amount of debt, which was resolved pursuant to an order entered on October 28, 2003. This amount is the allowed amount of the claim set forth in the order.

  NAME OF TRUSTEE / PAYEE /                                               AMOUNT OUTSTANDING AS OF THE
PRINCIPAL OBLIGEE (AS OF JULY                                               PETITION DATE (UNLESS
          31, 2003)                INSTRUMENT/CUSIP OR ISIN                    OTHERWISE NOTED)                    DEBTOR
          ---------                ------------------------                    ----------------                    ------

The Chase Manhattan Bank, as         0.97% Bond due 06/18/04                      $81,408,566                        ENE
Issuing and Principal Paying         (XS0130823593)
Agent

Wells Fargo Bank, as Trustee         7.625% Note Payable due 09/10/04            $191,351,671                        ENE
                                     (293561AR7)

Wells Fargo Bank, as Trustee         6.75% Note Payable due 09/01/04              $86,323,180                        ENE
                                     (293561AY2)

Wells Fargo Bank, as Trustee         6.75% Senior Notes due 09/15/04              $40,577,500                        ENE
                                     (293561BM7)

Wells Fargo Bank, Minnesota,         4.375% Bond due 04/08/05                    $368,604,875                        ENE
N.A. as Trustee                      (XS0096366686)

Wells Fargo Bank, as Trustee         8.375% Note Payable due 05/23/05            $175,366,406                        ENE
                                     (29357WAA5)

The Bank of New York                 6.75% Senior Subordinate                    $164,123,200                        ENE
                                     Debentures due 07/01/05 (293561AT3)

Wells Fargo Bank, as Trustee         6.625% Note Payable due 11/15/05            $250,782,118                        ENE
                                     (293561BS4)

Wells Fargo Bank, Minnesota,         9.625% Note Payable due 03/15/06            $172,370,780                        ENE
N.A. as Registrar and Agent          (460575AR4)
Trustee, Paying Agent

Wells Fargo Bank, as Trustee         6.40% Note Payable due 07/15/06             $239,729,931                        ENE
                                     (293561BT2)

Wells Fargo Bank, as Trustee         7.125% Senior Notes due 05/15/07            $149,501,323                        ENE
                                     (293561AX4)

Wells Fargo Bank, as Trustee         6.875% Note Payable due 10/15/07             $89,798,837                        ENE
                                     (293561AZ9)

Wells Fargo Bank, as Trustee         6.725% Note Payable due 11/15/08            $200,635,139                        ENE
                                     (293561BP0)

Wells Fargo Bank, as Trustee         6.75% Note Payable due 08/01/09             $182,549,719                        ENE
                                     (293561BA3)

The Bank of New York                 8.25% Senior Subordinate                    $104,563,109                        ENE
                                     Debentures due 09/15/12 (293561AS5)

Wells Fargo Bank, as Trustee         7.375% Note Payable due 05/15/19            $385,658,448                        ENE
                                     (293561BX3)

Wells Fargo Bank, Minnesota,         Convertible Senior Note due 2021           $1,271,856,649                       ENE
N.A. as Trustee                      (293561CC8/293561CD6)

Wells Fargo Bank, as Trustee         7.00% Senior Debentures due                  $17,155,658                        ENE
                                     08/15/23 (293561AU0)

Wells Fargo Bank, as Trustee         6.95% Note Payable due 07/15/28             $200,456,176                        ENE
                                     (293561BW5)

Wells Fargo Bank, as Trustee         6.95% Note Payable due 07/15/28             $184,707,191                        ENE
                                     (293561BU9)

  NAME OF TRUSTEE / PAYEE /                                               AMOUNT OUTSTANDING AS OF THE
PRINCIPAL OBLIGEE (AS OF JULY                                               PETITION DATE (UNLESS
          31, 2003)                INSTRUMENT/CUSIP OR ISIN                    OTHERWISE NOTED)                    DEBTOR
          ---------                ------------------------                    ----------------                    ------
The Chase Manhattan Bank, as         0.52% Bond due 05/15/02                     $203,196,763                        ENE
Issuing and Principal Paying         (XS0129515077)
Agent

The Chase Manhattan Bank, as         0.493% Bond due 06/13/02                    $162,447,128                        ENE
Issuing and Principal Paying         (XS0131599044)
Agent

Wells Fargo Bank, as Trustee         6.50% Note Payable due 08/01/02             $153,277,083                        ENE
                                     (293561BL9)

JPMorgan Chase, as Issuing           Enron Corp. Commercial Paper                $4,340,743.75                       ENE
and Paying Agent                     Program (29356AYW0)

National City Bank, as Trustee       7.75% Subordinated Debentures due           $184,275,878                        ENE
                                     2016

National City Bank, as Trustee       7.75% Subordinated Debentures due           $138,218,479                        ENE
                                     2016, Series II

National City Bank, as Trustee       7.75% Debentures due 2016                    $29,483,978                        ENA

National City Bank, as Trustee       7.75% Debentures due 2016                    $29,483,978                        ETS

National City Bank, as Trustee       Subordinated Guaranty of 7.75%               $29,483,978                        ENE
                                     Debentures due 2016

National City Bank, as Trustee       Subordinated Guaranty of 7.75%               $29,483,978                        ENE
                                     Debentures due 2016

National City Bank, as Trustee       7.75% Debentures due 2016, Series            $22,118,048                        ENA
                                     II

National City Bank, as Trustee       7.75% Debentures due 2016, Series            $22,118,048                        ETS
                                     II

National City Bank, as Trustee       Subordinated Guaranty of 7.75%               $22,118,048                        ENE
                                     Debentures due 2016 Series II

National City Bank, as Trustee       Subordinated Guaranty of 7.75%               $22,118,048                        ENE
                                     Debentures due 2016 Series II

            For purposes of the foregoing, debt securities include (a) prepetition debt instruments offered by a Debtor to more than one Person pursuant to a transaction which is the subject of a registration statement, an exemption from the filing of a registration statement, or not subject to the registration requirements of the Securities Act, and (b) consistent with the TOPRS Stipulation, various TOPRS obligations as if such obligations were direct obligations of the Debtors. For information regarding additional obligations of the Debtors, refer to Appendix C: "Estimated Assets, Claims and Distributions", the Debtors' Schedules of Assets and Liabilities, which are available at http://www.enron.com/corp/por/, and to Claims filed against the Debtors, which are available for viewing at http://www.bsillc.com.

E.    CAPITAL STRUCTURE

            1. PREFERRED STOCK. ENE authorized a total of 16.5 million shares of preferred stock. The preferred stock ranks in preference to the common stock as to distribution of assets of

ENE upon the liquidation, dissolution, or winding up of ENE. As of the Initial Petition Date, ENE had four series of preferred stock outstanding:

            a. 9.142% PERPETUAL SECOND PREFERRED STOCK. An aggregate of
35.568509 shares of ENE preferred stock is designated the 9.142% Perpetual Second Preferred Convertible Stock. The 9.142% Perpetual Preferred Stock ranks pari passu with the Cumulative Second Preferred Convertible Stock and senior to the Mandatorily Convertible Junior Preferred Stock, Series B and Mandatorily Convertible Single Reset Preferred Stock, Series C. As of the Initial Petition Date, 35.568509 shares of 9.142% Perpetual Second Preferred Stock were issued and outstanding. All shares of 9.142% Perpetual Second Preferred Stock are held by Enron Equity. Refer to Section III.F.22., "Enron Equity Corp." for further information.

            b. CUMULATIVE SECOND PREFERRED CONVERTIBLE STOCK. An aggregate of
1.37 million shares of ENE preferred stock is designated the Cumulative Second Preferred Convertible Stock. The Cumulative Second Preferred Convertible Stock ranks pari passu with the 9.142% Perpetual Second Preferred Stock and senior to the Mandatorily Convertible Junior Preferred Stock, Series B and Mandatorily Convertible Single Reset Preferred Stock, Series C. As of the Initial Petition Date, 1,137,991 shares of Cumulative Second Preferred Convertible Stock were issued and outstanding. Pursuant to its terms, each share is convertible to a certain number of shares of ENE common stock.

            c. MANDATORILY CONVERTIBLE JUNIOR PREFERRED STOCK, SERIES B. An aggregate of 250,000 shares of ENE preferred stock is designated the Mandatorily Convertible Junior Preferred Stock, Series B. The Mandatorily Convertible Junior Preferred Stock, Series B ranks junior to the 9.142% Perpetual Second Preferred Stock and the Cumulative Second Preferred Convertible Stock and senior to the Mandatorily Convertible Single Reset Preferred Stock, Series C. As of the Initial Petition Date, 250,000 shares of Mandatorily Convertible Junior Preferred Stock, Series B were issued and outstanding. All shares of Mandatorily Convertible Junior Preferred Stock, Series B are held by Condor, which is part of the Osprey/Whitewing financing structure. Refer to Section III.F.42., "Osprey/Whitewing" for further information. Pursuant to its terms, each share is convertible to a certain number of shares of ENE common stock.

            d. MANDATORILY CONVERTIBLE SINGLE RESET PREFERRED STOCK, SERIES C. An aggregate of 182,908 shares of ENE preferred stock is designated the Mandatorily Convertible Single Reset Preferred Stock, Series C. The Mandatorily Convertible Single Reset Preferred Stock, Series C ranks junior to the 9.142% Perpetual Second Preferred Stock, the Cumulative Second Preferred Convertible Stock and the Mandatorily Convertible Junior Preferred Stock Series B. As of the Initial Petition Date, 182,908 shares of Mandatorily Convertible Single Reset Preferred Stock, Series C were issued and outstanding. All shares of Mandatorily Convertible Single Reset Preferred Stock, Series C are held by Preferred Voting Trust, which is part of the Marlin financing structure. Refer to Section III.F.37., "Marlin" for further information. Pursuant to its terms, each share is convertible to a certain number of shares of ENE common stock.

      2. COMMON STOCK. ENE authorized 1.2 billion shares of no par common stock. As of December 5, 2001, 764,361,414 shares of common stock were issued and outstanding, and

14,503,586 shares were issued and held as treasury stock by ENE. In the event of liquidation, dissolution, or winding up of ENE, the holders of ENE common stock are entitled to share ratably in all assets of ENE remaining after provision for payment of liabilities and satisfaction of the liquidation preference of any shares of ENE preferred stock that may be outstanding. The holders of ENE common stock have no preemptive, subscription, redemption, or conversion rights. The rights, preferences, and privileges of holders of ENE common stock are subject to those holders of ENE preferred stock.

      3. STOCK PLANS. ENE had four Stock Plans under which options for shares of ENE's common stock have been or could have been granted to officers, employees and non-employee members of the board of directors. The Stock Plans allowed for grants of either incentive stock options or nonqualified stock options. Under three of the Stock Plans, options were not allowed to be granted at less than the fair market value of a share on the date of the grant. Under the 1999 stock plan, however, options were granted at an exercise price designated by the Compensation Committee of the Board. Under the Stock Plans, ENE could grant options with a maximum term of 10 years. Options vested under varying schedules. As of October 31, 2001, options were outstanding on approximately 86.5 million common stock shares. Currently, there is no expectation that any of these options will be exercised.

F. DEBTORS' FINANCING TRANSACTIONS

            Prior to the Initial Petition Date, as part of their business and to raise funds for a variety of purposes, the Enron Companies entered into a number of on- and off-balance sheet financing transactions. Certain of those transactions involved the creation of special purpose entities or structures. As of the Initial Petition Date, the Enron Companies had approximately fifty ongoing financing transactions with various lending institutions and other investors.

            Approximately $2.4 billion to $2.9 billion in assets are associated with these financing transactions. The majority of this value is associated with the Osprey/Whitewing and Rawhide transactions. Significant assets are described below in the individual summaries. It is important to note that there is no guarantee that any value from these assets will inure to the benefit of the Debtors' estates. Additionally, there are significant liabilities associated with the financing transactions and several billion dollars in claims have been filed against the Debtors in connection therewith.

            Complete or partial settlements relating to 13 of the transactions have been addressed in the Plan or approved by the Bankruptcy Court since the Initial Petition Date. A description of each of the settlements is included with the individual transaction summary below. Settlement negotiations are ongoing with respect to several of the other transactions; however, there can be no assurance that these negotiations will result in value to the Debtors or a reduction in claims against the Debtors.

            On April 8, 2002, the Bankruptcy Court entered an order appointing the ENE Examiner to investigate the ongoing transactions, as well as many transactions that had been unwound or otherwise completed prior to the Initial Petition Date. Refer to Section IV.A.4.b., "ENE Examiner" for further information The ENE Examiner has filed a series of reports wherein he reported and commented upon these transactions. Refer to Section IV.A.4.b., "ENE Examiner" for further information.

            In addition, many of the financing transactions have been the subject of various Congressional committee reports and/or widely discussed in the media. Refer to "Related Documents" at http://www.enron.com/corp/por/ for further information.

            Further information regarding the financing transactions can be found in the following reports, which identify the factual and legal conclusions of the authors of those reports based upon their respective investigations: the ENE Examiner reports, the reports of Congressional committees, the Powers Report, and any other reports issued by third parties.

            The following provides a general description of the Debtors' significant financing transactions as of the Initial Petition Date. Many of these ongoing transactions have been, are currently, or may in the future be the subject of litigation. That litigation may or may not involve the Debtors. The summaries below, which are based on the Debtors' perspective and which are subject to further review, elaboration, or modification, are included for informational purposes only. Given the potential for litigation involving some of these transactions, it should be noted that the lenders, investors, and other parties involved in the transactions (as well as the ENE Examiner, governmental bodies, and other third parties who have reviewed these transactions) may dispute all or part of these descriptions.

      1.    AIRPLANE FINANCING TRANSACTIONS

            a.    LEGAL STRUCTURE

               (i) HAWKER 800XP, FAA NO. N5736. On September 25, 2000, ELP entered into a sale and lease back transaction with Fifth Third Bank for a Hawker 800XP airplane, FAA Registration No. N5736. Thereafter, ELP subleased the aircraft to EPOL. ENE executed a guaranty of the obligations of ELP and EPOL under the operative documents. Later, the sublease with EPOL was terminated, and ENE subleased the airplane from ELP. The financing was approximately $12 million.

               (ii) GULFSTREAM V, FAA NO. N566GA AND FALCON 900, FAA NO. N5731. On March 27, 2001, ENE entered into a synthetic lease with Lone Star Aircraft Trust for two aircraft, a Gulfstream V, FAA Registration No. N566GA and a Falcon 900, FAA Registration No. N5731. Long Star Aircraft Trust provided financing in the amount of approximately $57 million and in turn received funding from Black Forest Funding Corporation (a commercial paper conduit) and Bayerische.

            b.    STRUCTURE DIAGRAM AS OF THE INITIAL PETITION DATE.

               (i) GULFSTREAM V, FAA NO. N566GA


                                    (GRAPH)

                                                                                  ---------------
                                                                                       Black
                                   ------------                                       Forest
                                       ENE       \   "Lease"        Conduit    /      Funding
                                   ------------    \                 Loans   /    ---------------
                                        |            \                     /
                                        |              \                 /
                                        |                \             /
                                        |                  \         /
                                        |                    \     /
                                        |                 --------------
                                        |                  Lone Star
                                        |     100%
                                        |                 ---------------
                                        |                     /     \
                                        |                    /       \
                                        |            Lien   /         \ Tranch B
                                        |                  /           \ Loans
                                        |                 /             \
                                   ----------------------                 --------------------
                                          Aircraft                             Bayerische
                                         Collateral                       --------------------
                                   ----------------------

            c. SIGNIFICANT ASSET ASSOCIATED WITH THE STRUCTURE. As of the Initial Petition Date, the assets included (i) Hawker 800XP, FAA No. N5736 and
(ii) Gulfstream V, FAA No. N566GA, the Falcon 900, FAA Registration No. N5731, and related engines and avionics equipment.

            d. SIGNIFICANT POTENTIAL LIABILITIES OF THE STRUCTURE. There are no significant potential liabilities of either structure.

            e. SIGNIFICANT POTENTIAL LIABILITIES OF DEBTORS. During the existence of the financing, ELP and ENE had various obligations, including, but not limited to, payment of rent, insurance, maintenance and taxes.

            f. STRUCTURE RESOLUTION. On December 28, 2001, the Bankruptcy Court entered orders approving (i) the rejection of the Hawker 800XP lease and sublease, and the abandonment of the aircraft and (ii) the rejection of the Gulfstream V and Falcon 900 leases and the abandonment of each aircraft. Additionally, ENE entered into an agreement with (i) Fifth Third Bank whereby the Hawker 800XP lease and sublease would be terminated and ENE would be released from any liabilities or obligations thereunder and (ii) Loan Star Aircraft Trust, HVB Structured Finance, Inc. (as assignee of Black Forest Funding Corporation) and Bayerische whereby the Gulfstream V and Falcon 900 leases would be terminated and ENE would be released from any obligations thereunder. All aircraft have been surrendered to the respective lenders.

      2.    AL RAJHI

            a. LEGAL STRUCTURE. In July 2001, EMC sold $100 million of warrants to purchase commodities in the future on the London Metal Exchange to Man Group Finance Ltd., an entity unaffiliated with the Enron Companies, which, in turn, sold the warrants to Al Rajhi. Contemporaneously therewith, EMCC agreed to purchase the warrants from Al Rajhi for $102 million with 169-day payment terms. ENE guaranteed its affiliates' obligations under the applicable transaction documents.

            b. SIGNIFICANT POTENTIAL LIABILITIES OF DEBTORS. Al Rajhi potentially has a claim against ENE as guarantor of EMC's and EMCC's obligations.

      3.    APACHE/CHOCTAW

            a. LEGAL STRUCTURE. Project Apache was a minority investment financing. In 1999, Sequoia was formed as a FASIT to securitize 30-day receivables of ENE, ENA, and EPMI and to issue securities backed by those receivables, cash, and short-term commercial paper issued by ENA and ENE. ENE purchased a $50 million Class A subordinated interest in Sequoia. Ojibway, an unrelated party, purchased a $2 million Class O interest in Sequoia. Refer to
Section III.F.52., "Zephyrus/Tammy" for further information.

            Cheyenne and a bank group led by Rabo Merchant Bank N.V. formed Cherokee to purchase $1.23 billion in FASIT securities from Sequoia. ENE, through Seminole and Cheyenne, invested $750 million in Cherokee and received $750 million of Cherokee common units. The bank group invested $500 million in Cherokee through Choctaw, with Choctaw receiving $500 million of Cherokee preferred units.

            In October 2002, Choctaw purported to exercise its right to take control of the management of Cherokee.

            b. STRUCTURE DIAGRAM AS OF INITIAL PETITION DATE.

                                   ------------                                   ------------------
                                       ENE       \                             /  Lucelia Foundation
                                   ------------    \                         /    ------------------
                                        |            \                     /
                                        |   99.8% LLC  \                 /  .2% LLC
                                        |    Interest    \             /   Interest
                                        |                  \         /
                                        |                    \     /
                                        |                 --------------            --------------
                                        |                    Seminole                    Rabo
                                        |                    Capital                  Management
                                        |                      LLC                                          --------------
                                        | Class "A"       --------------            --------------
                                        | Subordinated          | 100%                    | $15 million      Lenders (15)
                                        | Interest              |                         |   Equity
                                        | $50 million     --------------            --------------          --------------
                                        |                    Cheyenne                  Choctaw                   |
                                        |                  Finance SARL              Investors BV _______________|
                                        |                                                            $485 million
                                        |                 --------------            --------------       Debt
                                        |                          \                    /
                                        |                            \                /
                                        |               Common Units   \            /  Preferred Units
                                        |               $750 million     \        /     $500 million
                                        |                                  \    /
-------------                      ------------                          ------------
                                     Sequoia                               Cherokee
Ojibway, Inc.   ________________    Financial    ______________________  Finance VOF
                    Class "O"       Asset, LLC       Senior Interest
-------------    Owner Interest    ------------       $620 million       ------------
                   $2 million           |                                     |
                                        |
                                  --------------
                                  $633.8 million
                                   Net Payable
                                      to ENE
                                  --------------
                                        |                 ____________________|____________________
                                        |                 |                   |                   |
                                 ---------------     ------------      ---------------      -------------
                                $1,976.4 million     $822 million        $20 million        Enron Capital
                                    Receivable        Promissory       Promissory Note      Ventures, LLC
                                      from            Note From          From Enron         -------------
                                       ENA               ENA             Netherlands              |
                                   ------------      ------------        Holdings BV              |
                                                                       ---------------      -------------
                                                                                            EBS Ventures,
                                                                                                 LLC
                                                                                            -------------
                                                                                                  |
                                                                                                  |
                                                                                            -------------
                                                                                              Portfolio
                                                                                                Stock
                                                                                             Investments
                                                                                            -------------






            c. SIGNIFICANT ASSETS ASSOCIATED WITH THE STRUCTURE. As of the Initial Petition Date, Cherokee's assets included (a) $620 million of notes from Sequoia, (b) $822 million note receivable from ENA, (c) $20 million note receivable from ENHBV, and (d) 100% equity in Enron Capital Ventures, LLC with underlying assets valued at $3.6 million.

            d. SIGNIFICANT POTENTIAL LIABILITIES OF THE STRUCTURE. Cherokee issued a preferred interest to Choctaw totaling $500 million, which is in default.

            e. SIGNIFICANT POTENTIAL LIABILITIES OF DEBTORS. ENA's payment obligations under the $822 million note and ENE's guaranty of such obligation. Refer to Section IV.C.1.d., "Litigation Related to Structures" for further information. Sequoia holds a receivable from ENA in the amount of $1,976.4 million. Subject to objections of parties in interest, Sequoia owes ENE a net payable of $633.8 million ($1,309.8 million reduced by a $676 million ENE guarantee in favor of Sequoia). The ENA Examiner has noted, however, in his Eighteenth Monthly Report, dated October 21, 2003, his "belief that [because certain parties] hold a security interest in Sequoia's assets, Sequoia's assets should be available first to satisfy the [amounts owing to such parties] and only then to satisfy Enron's claim." At this time, the Debtors take no position with regard to the accuracy of the ENA Examiner's conclusion.

      4.    BACKBONE

            a. LEGAL STRUCTURE. Backbone 1 was created under the Backbone 1 Agreement with Wilmington as owner trustee, ABN as the certificate holder of the class A beneficial interests and Backbone 2 as the certificate holder of the class B beneficial interests. Backbone 1 was created, among other things, to (i) acquire dark fiber IRUs (which interests were acquired by Backbone 1 from LJM2 pursuant to an assignment and assumption agreement; refer to Section III.G., "Related Party Transactions" for further information), and (ii) enter into the Backbone A Loan. The beneficial interest certificates issued in respect of the Class A and Class B interests were in the amount of $3.6 million for the Class A certificate and $64,532,090 for the B certificate.

            Backbone 2 was created under the Backbone 2 Agreement with Wilmington acting as owner trustee and BSCS XXIII, Inc. as beneficial interest holder. The beneficial interest certificate has an aggregate value of $1,000. Backbone 2 was created, among other things, to (i) enter into the Backbone B Loan, and (ii) acquire the Class B certificate interest in Backbone 1 with the proceeds from the Backbone B Loan.

            Backbone 1 entered into, and drew down on the Backbone A Loan with certain banks, including Fleet as syndication agent and co-arranger, and ABN as administrative agent, sole lead arranger and book runner. The A Loan was unsecured and issued in the aggregate principal amount of $46.7 million, which amount was split 50/50 between ABN and Fleet. The A Loan was paid in full on January 19, 2001.

            Backbone 2 entered into, and drew down on the Backbone B Loan with certain banks, including Fleet as syndication agent and co-arranger, and ABN as administrative agent, sole lead arranger and book runner. The B Loan is secured by a security interest in Backbone 2's Class B beneficial interest in Backbone 1, and issued in the aggregate principal amount of $64,531,090 which amount was split 50/50 between ABN and Fleet. At the Initial Petition Date, Backbone 2 owed approximately $45.6 million under the Backbone B Loan.

            Backbone 2 entered into a total return swap with EBS LP pursuant to which Backbone 2 passed through as a fixed payment all monies paid by the Backbone 1 Class B certificate in return for EBS LP's payment of a floating amount equal to amounts due under the B Loan.

            As part of the transaction, ENE entered into a performance guarantee in favor of Backbone 2 pursuant to which ENE guaranteed EBS LP's obligations under the total return swap.

            On December 21, 2000, LJM-B2 and Backbone 1 entered into an Assignment of IRU Agreement pursuant to which LJM-B2 conveyed to Backbone 1 in exchange for $86,182,810 from Backbone 1, all of LJM-B2's interest in that certain IRU Agreement dated June 30, 2000, as amended, by and among LJM-B2 and EBS. Backbone 1 also paid LJM-B2 $27,248,280 for the rights to a pending sales agreement for certain of the IRUs.

            EBS and Backbone 1 then restated their respective rights with respect to the IRUs in an Amended and Restated IRU Agreement.

            b. STRUCTURE DIAGRAM AS OF INITIAL PETITION DATE.

                                        --------------------     ------------                      -------
                                           BSCS XXIII, Inc.        EBS, L.P.    ________________     ENE
                                          (Lord Securities)                         Guaranty
                                        --------------------     ------------                      -------
                                               |  |              / TRS
                                          $1 K |  | Beneficial  / (ISDA)
                                               |  | Interest   /
   ------------------                          |  |           /                -----------
     A Certificate                     -----------------------                    B Loan
       (equity)                           Backbone Trust II     _____________    50% ABN
       100% ABN                             (Wilmington)          $45.6 MM      50% Fleet
   ------------------                  -----------------------    principal    -----------
           \  \                              /  /                outstanding
            \  \ Class A            Class B /  /
   $2.57 MM  \  \ Interest        Interest /  / $45.6 MM
  outstanding \  \                        /  / outstanding
               \  \                      /  /
               ------------------------------
                      Backbone Trust I
                        (Wilmington)
                           Assets
               ------------------------------


            c. SIGNIFICANT ASSETS ASSOCIATED WITH THE STRUCTURE. During 2000 and 2001, all IRUs in Backbone 1 were sold. At the Initial Petition Date, the assets of Backbone 1 included a demand note from ENE in the approximate amount of $1.4 million and a letter of credit issued by BoA ensuring the payment of a note issued by a third-party purchaser of certain IRUs. In 2002, the letter of credit was drawn by Backbone 1, and, pursuant to a stipulation and order filed with the Bankruptcy Court, ABN and Fleet withdrew the cash proceeds from Backbone 1 and issued letters of credit for the benefit of ENE and its affiliated Debtors. ENE and its affiliated Debtors can draw upon the letters of credit upon settlement of, or successful contest to, the Backbone transaction. Unless contest proceedings have been initiated, the letters of credit will terminate on or about November 13, 2003.

            d. SIGNIFICANT POTENTIAL LIABILITIES OF THE STRUCTURE. Backbone 2 owes approximately $45.6 million to ABN and Fleet under the Backbone B Loan.

            e. SIGNIFICANT POTENTIAL LIABILITIES OF DEBTORS. EBS LP and ENE, as guarantor, may be obligated under the terms of the total return swap.

            f. STRUCTURE RESOLUTION. On October 13, 2003, ENE, EBS Inc., EBS LP, ABN and Fleet entered into a settlement agreement pursuant to which (i) ENE will receive approximately $12.3 million; (ii) ENE will indemnify ABN and Fleet against certain potential third party claims for a period of 3 years from executing the settlement agreement; (iii) ABN and Fleet will withdraw all claims filed in connection with the Backbone transaction; and (iv) the parties to the settlement agreement will receive certain limited releases. On October 23, 2003, the Bankruptcy Court entered an order approving the settlement agreement.

      5.    BAMMEL/TRIPLE LUTZ

            a. LEGAL STRUCTURE. Three transactions comprise the Bammel Gas structure:

                  (i) BAMMEL GAS TRUST TRANSACTION (DECEMBER 1997). Pursuant to this transaction HPL and HPLR (x) conveyed 80 bcf of Storage Gas to BGT, an entity held by Sundance and BoA,(24) for $232 million and (y) received from BGT the right to use the transferred gas pursuant to a pressurization and storage gas borrowing agreement (which right was subsequently transferred on May 31, 2001 to BAM)(25). On May 31, 2001, HPL repurchased 25 bcf of such Storage Gas from BGT, leaving only 55 bcf of cushion gas with BGT.

                  (ii) ASSET HOLDINGS TRANSACTION (NOVEMBER 1999). ENE and HPL formed HPL Asset Holdings L.P. (n/k/a ENA Asset Holdings L.P., a Whitewing entity). HPL contributed its Bammel storage and gas transportation assets in consideration for a 99.89% limited partnership interest and a .01% general partnership interest in Asset Holdings. ENE indirectly contributed $1 million for a .1% limited partnership interest in Asset Holdings. Contemporaneously, Asset Holdings leased back the Bammel assets to HPL for an eighteen-year term (which lease rights were subsequently transferred to BAM on May 31, 2001 for an extended term through July 31, 2031), with a rent payment of approximately $86 million/year.

            Concurrently, HPL contributed its general partnership interest in Asset Holdings to Blue Heron I LLC in exchange for a membership interest in Blue Heron I LLC, and then contributed its interest in Blue Heron I LLC, and its limited partnership interest in Asset Holdings to Whitewing LP in exchange for a limited partnership interest in Whitewing LP.

                  (iii) PROJECT TRIPLE LUTZ (MAY 31, 2001). Through a series of transactions (including the transfer by HPL of its limited partnership interest in Whitewing LP, its leasehold interest in the Prime Lease Assets and various other interests to BAM) and for an upfront payment of $726 million, including $274 million of prepaid lease payments (x) ENE sold the stock of HPL and HPLR, along with gas inventory, to AEP Holding, (y) AEP Holding

----------
(24) Each of BoA's and Sundance's interest comprises 3% of BGT's overall capitalization.

(25) This right to use is set forth in the Amended and Restated Pressurization and Storage Gas Borrowing Agreement, dated as of May 30, 2001, by and among BAM, Asset Holdings, and the Bank of New York, as trustee of BGT.

obtained (A) a thirty-year sublease for the Prime Lease Assets, (B) a lease of the Bammel storage compressor site, the Looper pipeline system, Bammel compressors and metering equipment owned by BAM and used in connection with the operation of the leased assets and the Prime Lease Assets, and (C) the right to use certain cushion gas (55 bcf owned by BGT and 10.5 bcf owned by BAM) pursuant to a right to use agreement, dated May 31, 2001,(26) and (z) AEP Holding was granted a purchase option to purchase the Prime Lease Assets, the assets set forth in subsection (B) of this paragraph,(27) and the cushion gas.(28)


            b. STRUCTURE DIAGRAM AS OF INITIAL PETITION DATE.

                                    (GRAPH)


                                              ENE___
                                               |    |               --------
                                         100%  |    | 100%          Rawhide
                                               |    |                  |
--------  ----------  ---------   ----------   |    |               LP |
  Blue    Whitewing   Peregrine   Kingfisher   |    |       GP         |
Heron I   Associates    LLC          LLC       |  Ponderosa _______ Sundance        Bank of          Bank
  LLC        LP                                |                       |           America        Syndicate
--------  ----------  ---------   ----------   |                       |              |               |
..01% GP    99.89% LP   .1% LP        |         |                       | 50%      50% |               |
   |         |           /           |         |                       |______________|               |
   |         |          /            |_______  |                               |                      |
   |         |         /                    |  |                               | Equity               | Debt
   |         |        /                     |  |                               | 6% cap ($14 mm)      | $218 mm
   |         |       /                      |  |                               |                      |
---------------------                       |                                  |                      |
     ENA Asset            -----------    ---------------  ---------------   ----------------          |
     Holdings LP      ___ Prime Lease ___               __ Press. Agmt   __ Bammel Gas Trust _________|
---------------------     -----------     BAM Lease Co  __Purchase Option__
     |                                   ---------------  ---------------   ----------------
     |                 Owned Assets          |    |      |                        /  \    \
     |                 - bammel storage      |    |      |                       /    \    \
       -                 compressor site     |    |      |                      /      \    \
        -              - Looper Pipeline     |    |      |                     /        \    \
     |   -               System              |    |      |                    /          \    55 BCF
     |     -           - Compressors         |    |      |                   /            \   Of Gas
     |       -         - Metering Equipment  |    |      |                  /              \
     |         -       - 13.75 bcf of GAS   Sub  Right Purchase           Interest    Gas Mkt. Agmt.
     |           -                         Lease  to    Option            rate/Gas          |
     |             -                         |    Use    |                 Swap             |
     |               -   Consent and         |    |      |                   |              |
     |                 Acknowledgement       |    |     /                    |              |
     |                                -         HPL    /                   Bank of         ENA
     |                                   -       |    /                    America
Bammel Assets                               -    |   /
- Storage Facility                             - | 100%
- Houston Loop                                   |
- Texas City Loop                               AEP
- Software
- Storage Facility Equipment


            c. SIGNIFICANT ASSETS ASSOCIATED WITH THE STRUCTURE. BAM currently has rights to 13.75 bcf of gas, 2.3 bcf of which is non-recoverable, in the Bammel storage facility plus ownership of certain other assets such as the Bammel storage compressor site, the Looper

----------
(26) Payments of rent under the sublease are intended to compensate BAM for AEP Holding's use of the cushion gas under the right to use agreement.

(27)  These assets were leased via the sublease agreement.

(28)  AEP Holding has not exercised this option which, arguably, has expired.

Pipeline System, compressors, and metering equipment. It also leases from ENA Asset Holdings, under the Prime Lease, the Bammel storage facility and related equipment, the Houston Loop, the Texas City Loop and software. In addition to the foregoing assets, ENA Asset Holdings also has potential claims against BAM in its bankruptcy that could affect the recovery of BAM's other creditors, as well as potential claims against HPL, AEP and other entities in connection with Project Triple Lutz.

            d. SIGNIFICANT POTENTIAL LIABILITIES OF THE STRUCTURE. BAM has potential liabilities under the pressurization agreement, Prime Lease, the sublease, and the right to use agreement, all described above. In addition, ENA Asset Holdings is a party to the pressurization agreement, Prime Lease and purchase option, all described above, and the Consent and Acknowledgement described below, pursuant to which it has potential liabilities.

            e. SIGNIFICANT POTENTIAL LIABILITIES OF DEBTORS. As part of the Bammel Gas Trust Transaction and pursuant to a performance guaranty amended and restated in connection with Project Triple Lutz, ENE guaranteed the punctual performance and payment of the obligations of BAM, Asset Holdings, and ENA under certain transaction documents, including the pressurization agreement with BGT, whether for indemnities, fees, swap payments and other advances, or payments thereunder. In addition, pursuant to an assurances and indemnity agreement, ENE guaranteed, for the benefit of AEP Holding, HPL and Lodisco, LLC, the payment and performance of the liabilities, indemnities, obligations, covenants and duties arising under certain agreements, including the sublease, right to use agreement and purchase option.

            By virtue of a Consent and Acknowledgement Agreement containing language that may be subject to conflicting interpretations, Asset Holdings may be obligated to continue to acknowledge AEP Holdings' right to sublease the Bammel assets.

            f. STRUCTURE RESOLUTION. ENE, ENA and BAM have reached a settlement with BoA, in its various capacities related to the Bammel Gas Trust Transaction, Bank of New York, in its capacity as trustee of the BGT, and other note holders. In general, the settlement agreement provides that (i) BoA will transfer its equity interest in BGT to ENE; (ii) BoA and Bank of New York can pursue strategies to realize upon the value of the BGT gas and the BAM gas; (iii) ENE, ENA, BAM and Sundance will cooperate with BoA and Bank of New York in their efforts to sell the BGT gas and the BAM gas by, including, but not limited to,
(A) acknowledging BoA's security interest in the BGT gas, (B) consenting to the modification of the automatic stay to permit the sale of the BGT gas and the BAM gas, (C) rejecting certain contracts related to the Bammel Gas Trust Transaction and (D) agreeing not to dispose of any complementary assets without preserving any rights of BoA or Bank of New York with respect to such complementary assets relative to their right to a sale of the BGT gas; (iv) ENE, ENA, BAM and Sundance, on the one hand, and BoA, the noteholders and Bank of New York, on the other hand, will mutually release each other from all claims relating to the Bammel Gas Trust Transaction, other than certain "course of conduct" claims; (v) ENE, ENA, BAM and Sundance will agree that any claims filed by BoA, Bank of New York or the other noteholders on account of the Bammel Gas Trust Transaction shall be allowed claims only, but such claimants may only look to the proceeds of a sale of BGT gas or BAM gas to satisfy such claims and shall not seek any other recovery against ENA, ENA, BAM or Sundance; (vi) BAM shall have the right to include a proportion of BAM gas in any sale of BGT gas initiated by BoA or Bank of New York;

(vii) the parties agree on the distribution of proceeds from any sale of BGT gas and BAM gas on a waterfall basis with ENE, ENA, BAM, Sundance, and such other Enron Companies as may be applicable receiving 1/3 and the note holders receiving 2/3 and (viii) the parties agree on the distribution of certain accounts in the name of HPL (but belonging to ENE, ENA, BAM, and Sundance and certain third parties) maintained at BoA. The settlement remains subject to court approval and certain parties have expressed an intention to object. Accordingly, there can be no assurances that the settlement as proposed will be approved.

      6.    BCI NOTE

            a. LEGAL STRUCTURE. In December 1999, ETB, a wholly owned indirect subsidiary of ENE, issued the ETB Note to EDF, a wholly owned indirect subsidiary of ENE. At the same time, Elektro, an indirect subsidiary of ENE, issued a $213,090,185.24 note to ETB on the same terms as the ETB Note.

            In June 2000, in connection with the closing of a buy and sellback agreement entered into between ENE and BCI, ENE purchased the ETB Note from EDF at par. ENE and BCI then entered into the buy and sellback agreement in July 2000, whereupon ETB reissued the ETB Note to BCI. The buy and sellback agreement required BCI to purchase the ETB Note from ENE at par and required ENE to repurchase the ETB Note in June 2006, or sooner upon the occurrence of certain events, for the then-outstanding balance thereof.

            b. SIGNIFICANT ASSETS ASSOCIATED WITH THE STRUCTURE. ENE indirectly holds 100% of the capital stock of ETB. ETB holds a majority of the preferred shares of Elektro. With respect to ETB, the Elektro note to ETB may be considered an asset; however, such asset is offset by a corresponding liability pursuant to the ETB Note.

            c. SIGNIFICANT POTENTIAL LIABILITIES OF THE STRUCTURE. The debt evidenced by the ETB Note and the Elektro note to ETB.

            d. SIGNIFICANT POTENTIAL LIABILITIES OF DEBTORS. As of the Initial Petition Date, the principal amount outstanding under the ETB Note was $213,090,185.24, for which ETB was primarily liable and ENE was a guarantor.

            e. STRUCTURE RESOLUTION. As of December 31, 2002, the ETB Note's maturity was extended, its effective interest rate was reduced, and its semi-annual payment dates were modified. ENE's obligation to repurchase the note was extinguished. Additionally, Elektro effectively became a guarantor of ETB's obligations under the ETB Note.

      7.    BOB WEST TREASURE L.L.C.

            a. LEGAL STRUCTURE. ENA formed BWT, a Delaware limited liability company, effective December 15, 1999. As of the Initial Petition Date, the membership interests in BWT consisted of ENA as the managing member, and LJM Norman and SE Thunderbird, both as members.

            Prior to the Initial Petition Date, BWT entered into a series of agreements in connection with partially financing EEX Corporation's(29) acquisition of certain entities owned by Tesoro Petroleum Corporation and its affiliates. The entities acquired by EEX Corporation included EEX E&P, which, among other things, was engaged in exploration, production, gathering, transportation, and marketing of oil, natural gas, condensate, and associated hydrocarbons.

            Pursuant to the BWT Forward Contract, BWT (i) prepaid EEX E&P $105 million to buy certain quantities of natural gas to be delivered over time and
(ii) appointed EEX E&P as its marketing agent to sell the natural gas on BWT's behalf and deliver the gas proceeds to BWT on a monthly basis at the BWT Gas Index Price. EEX E&P's obligations to BWT under the BWT Forward Contract were secured by mortgages and security agreements on certain real and personal properties of EEX E&P. Moreover, pursuant to an undertaking agreement, EEX Corporation effectively guaranteed certain of EEX E&P's obligations to BWT under the BWT Forward Contract.

            To hedge certain of its risks under the BWT Forward Contract, BWT entered into the BWT Swap with ENA to document: (a) a natural gas swap whereby ENA was to pay a fixed price in exchange for the BWT Gas Index Price and (b) two interest rate swaps whereby BWT was to receive LIBOR and pay ENA a fixed rate. ENE guaranteed ENA's obligations under the BWT Swap and EEX E&P guaranteed BWT's obligations under the BWT Swap. BWT's obligations to ENA under the BWT Swap were secured by a second priority lien and security interest on certain of BWT's assets, including a second priority collateral assignment of all collateral granted to BWT by EEX E&P as security for EEX E&P's obligations under the BWT Forward Contract.

            In addition to entering into the BWT Forward Contract and the BWT Swap, BWT made a $3 million capital contribution to acquire a 50% membership interest in EEX Reserves. EEX Reserves owns 100% of the equity of EEX E&P. Thereafter EEX Capital and BWT entered into a call agreement pursuant to which
(a) EEX E&P had the ability to terminate the BWT Forward Contract prior to its termination date and (b) EEX Capital had the ability to purchase BWT's membership interests in EEX Reserves.

            In connection with the BWT Forward Contract, BWT obtained a $105 million loan from a syndicate of financial institutions led by RBC. The loan was secured by a first priority lien and security interest on all of the assets of BWT, including a collateral assignment of all collateral granted to BWT by EEX E&P as security for EEX E&P's obligations under the BWT Forward Contract. In connection with this loan, BWT purchased an insurance policy from EFR, guaranteed by Swiss Re, for the benefit of the lenders. EFR, in turn, entered into a swap arrangement with Enron Re, whereby Enron Re took the first loss position on the insurance policy up to $10 million, plus 10%, of any claim amounts thereafter. ENE guaranteed Enron Re's obligations under the swap arrangement. Immediately prior to March 31, 2003, Enron Re had exposure under the reinsurance swap.


----------
(29) EEX Corporation is a third party entity and is not an affiliate of any of the Debtors.

            b. STRUCTURE DIAGRAM AS OF INITIAL PETITION DATE.


                                    (GRAPH)

                               -----------------
                                ENA/LJM Norman/
                                 SE Thunderbird
                               -----------------
                                       |
                                       | Equity
          ISDA Master                  |
-----      Agreement        -----------------------  Loan Agreement  --------------
     ______________________                         ________________   Financial
 ENA                         Bob West Treasure LLC                    Institutions
-----                                               ____             --------------
  |                         -----------------------     |                  |
  |                                    |                |                  |
  |        Prepaid Purchase of Natural |                |                  |
  |                      Gas Agreement |                |                  | Insurance
  |                                    |                |                  | Policy
  |                         -----------------------     |                  |
  |                           EEX E&P Company, LP       | Equity           |
  |                         -----------------------     |                  |
  | Guaranty                           |                |             ------------
  |                             Equity |                |               Swiss Re
  |                                    |                |             ------------
  |                        -------------------------    |                  | ISDA Master
  |                        EEX Reserves Funding, LLC____|                  | Agreement
  |                        -------------------------                       |
  |                                    |                              ------------
  |                             Equity |                                Enron Re
  |                                    |                              ------------
-----                             ------------                             |
 ENE                                EEX Corp.                              | Guaranty
-----                             ------------                             |
  |________________________________________________________________________|

            c. SIGNIFICANT ASSETS ASSOCIATED WITH THE STRUCTURE. As of the Initial Petition Date, BWT's assets were comprised of the BWT Forward Contract, the security interests in EEX E&P's assets related thereto, and an equity interest in EEX Reserves.

            d. SIGNIFICANT POTENTIAL LIABILITIES OF THE STRUCTURE. Immediately prior to March 31, 2003, BWT (a) owed the financial institutions principal and interest under the BWT loan agreement, and (b) had exposure under the BWT Swap.

            e. SIGNIFICANT POTENTIAL LIABILITIES OF DEBTORS. Prior to March 31, 2003, ENA had exposure under the BWT Swap. ENE was a guarantor of ENA's obligations under the BWT Swap and Enron Re's obligations under the reinsurance swap.

            f. STRUCTURE RESOLUTION. In March 2003, ENE and ENA received approval of a settlement agreement that was entered into by and among EEX E&P, EEX Capital, BWT, ENA, Enron Re, EFR, RBC, in its capacities as administrative agent and collateral agent, Royal Bank of Canada (Caribbean) Corporation, in its capacity as bank insurance trustee (for purposes of specified provisions only), RBC Dominion Securities Inc. (for purposes of specified provisions only), and other transaction documents referenced therein, including mutual releases with certain of the parties. The comprehensive settlement generally provided for: (a) the termination of the BWT Forward Contract; (b) the exercise by EEX Capital of its call option under a call agreement between EEX Capital and BWT; and (c) from the proceeds received by BWT upon the termination of the BWT Forward Contract (together with other proceeds from BWT and from BWT's cash collateral account at RBC), the (i) repayment of principal and interest owed by BWT under the BWT loan agreement, (ii) repayment to EFR of amounts paid by EFR under an insurance policy, (iii) payment to ENA of amounts owing to ENA pursuant to the termination and settlement of the BWT Swap, and (iv) repayment to Enron Re of amounts, if any, paid by Enron Re in connection with the reinsurance swap (and not previously reimbursed to Enron Re). The settlement closed on March 31, 2003.

      8.    BRAZOS LP

            a. LEGAL STRUCTURE. In December 2000, Brazos LP, a limited partnership formed under the laws of Delaware, received cash contributions from its limited partner (99.9999% interest) Brazos Trust, a Delaware business trust, and its general partner (0.0001% interest) Agave, a wholly owned subsidiary of ENA. The cash contributed by Brazos Trust as consideration for its limited partner interest in Brazos LP was generated from debt and equity issued by Brazos Trust to third-party financial institutions. In addition, this structure facilitated additional investments of debt and equity by financial institutions in Brazos Trust and in turn by Brazos Trust in Brazos LP.

            Brazos LP's primary business purpose is to acquire, own, hold, operate, manage, and dispose of production payments and term overriding royalty interests and to engage in any other activities incidental, necessary, or appropriate to the foregoing. Brazos LP used cash contributions made primarily by its limited partner, Brazos Trust, to acquire such production payments and royalty interests from ENE affiliates and third parties from time to time. In December 2000, Brazos LP entered into (i) an ISDA Master Agreement with ENA and associated commodity and interest rate confirmations, and (ii) two commodity purchase and sale agreements for the sale of crude oil and natural gas to ERAC, an ENA affiliate, and ENA, respectively. Brazos LP subsequently entered into a gas purchase and sale agreement with ENA Upstream, an ENA affiliate.

            In December 2000, Brazos LP retained Agave to act as servicer to perform certain operating activities and as balancer to advance money to Brazos LP, subject to certain conditions, should a shortfall occur in amounts owed to Brazos LP due to a timing difference between scheduled volumes of commodities to be delivered in a month and actual volumes of commodities delivered in that month.

            ENE guaranteed its affiliates' obligations under the applicable transaction documents, except those of Brazos LP.

                  b. STRUCTURE DIAGRAM AS OF INITIAL PETITION DATE.

                                    (GRAPH)

                                 Production Payments/
             ----------------      Team Overriding       -----------------           ---------------
                                  Royalty Interests
                 Producers    --------------------------                                                      --------------
                                                                           99.9999%                   Equity
             ----------------                                              Interest      Brazos     ----------
                                      Commodity                           ----------      VPP                   Financial
                                       Purchase                                          Trust      ---------- Institutions
             ----------------          and Sale                                                        Debt
  Guaranty         ENE                Agreements                                                              --------------
 -----------    Affiliates    --------------------------
 |           ----------------
 |                                                             Brazos                ---------------
 |                                                               VPP
 |                                                             Limited
 |                                                           Partnership
 |
 |                 --------------                                                    ---------------
 |                                                                          0.0001%
 |                                                                         Interest
 |                                      ISDA Master                       ----------                           --------------
 |                                       Agreement                                      Agave          100%
 |                       ENA       ----------------------                              VPP, LLC      ----------      ENA
 |                                                                        ----------
 |                                                                         Balancing                           --------------
 |                                                                         Agreement
 |                 --------------                                                   ---------------
 |                       |                                                                 |
 |             Guaranty  |                                 ----------------                | Guaranty
 |                       |                                                                 |
 |                        ---------------------------------                 ----------------
 |                                                                ENE
  ---------------------------------------------------------

                                                           ----------------

            c. SIGNIFICANT ASSETS ASSOCIATED WITH THE STRUCTURE. As of the Initial Petition Date, Brazos LP held four separate production payments and/or term overriding royalty interests which provide crude oil and natural gas to Brazos LP, and an ISDA Master Agreement with associated confirmations with ENA.

            d. SIGNIFICANT POTENTIAL LIABILITIES OF THE STRUCTURE. As of the Initial Petition Date, (i) Brazos LP owed the delivery of crude oil and natural gas to ENA affiliates, (ii) Brazos LP may have owed a mark-to-market payment to ENA under the ISDA Master Agreement and associated confirmations between ENA and Brazos LP if they had been terminated, (iii) Brazos LP may have had cash distribution obligations to its contractual counterparties, including, without limitation, Agave, ENA Upstream, ERAC, and Brazos Trust, and (iv) Brazos Trust may have had cash distribution obligations to the holders of debt and equity instruments issued by Brazos Trust to third-party financial institutions.

            e. SIGNIFICANT POTENTIAL LIABILITIES OF DEBTORS. ENA may have exposure to Brazos LP under the ISDA Master Agreement and related confirmations between ENA and Brazos LP upon termination and settlement thereof. Claims may be made against ENA, ENA Upstream and ERAC under commodity purchase and sale agreements with Brazos LP. ENE has guaranteed the obligations of ENA, Agave, ENA Upstream, and ERAC under various agreements between those entities and Brazos LP.

            f. SIGNIFICANT ACTIVITY SINCE INITIAL PETITION DATE. As of April 19, 2002, Agave ceased being the general partner of Brazos LP. As of July 30, 2002,
(i) Agave ceased being servicer and having balancing obligations to Brazos LP,
(ii) Brazos LP and Brazos Trust waived certain claims against Agave for breach of its obligations as former general partner of Brazos LP and in respect of its servicing and balancing obligations to Brazos LP, and (iii) to the extent of such waivers, Brazos LP and Brazos Trust released ENE from its guarantee of those obligations.

      9.    CASH V

            a. LEGAL STRUCTURE. In June 1997, EPMI assigned the rights to a stream of capacity payments from VEPCO to CashCo 5. CashCo 5 assigned its rights to the capacity payments to Cash V Trust. Cash V Trust issued notes and certificates in the amount of approximately $131 million to fund the purchase of the assigned capacity payments.

            Cash V Trust retained EPMI to act as its servicer. The servicer has an obligation to provide liquidity to Cash V Trust in an amount no greater than approximately $3.9 million to cover timing delays associated with payment by VEPCO.

            ENE guaranteed EPMI's obligations under the applicable transaction documents.

            VEPCO terminated the capacity contract in November 2001.

            b. STRUCTURE DIAGRAM AS OF INITIAL PETITION DATE.

                                    (GRAPH)

    -------------------------
              EPMI
    -------------------------
        |           |
        |           |
             Assigns Accounts
        $           &
                Cash Flows
        |           |
        |           |
    -------------------------         Servicer        -------------------------
            CASHCo5          ------- Agreement -------       SERVICER
                                                              (EPMI)
    -------------------------                         -------------------------
        |           |
        |           |
               Contractual
        $         Assets
                    |
        |           |                                   ---------------
        |           |                   ----------------     Notes
    -------------------------           |               ---------------
                              ----------
          CASH V Trust
                              ----------
    -------------------------           |
                                        |               ---------------
                                        ---------------   Certificates
                                                        ---------------


            c. SIGNIFICANT ASSETS ASSOCIATED WITH THE STRUCTURE. The structure holds a potential claim against VEPCO for termination damages.

            d. SIGNIFICANT POTENTIAL LIABILITIES OF THE STRUCTURE. As of the Initial Petition Date, Cash V Trust had obligations of approximately $68.3 million.

            e. SIGNIFICANT POTENTIAL LIABILITIES OF DEBTORS. ENE guaranteed the obligations of EPMI.

               f. STRUCTURE RESOLUTION. On December 11, 2003, ENE, EPMI, CashCo 5, State Street, in its capacity as trustee of the Cash V Trust and a syndicate of lenders led by Barclays entered into a settlement agreement, pursuant to which (i) the syndicate of lenders will be paid their pro rata share of the amounts currently on deposit in the distribution and collection accounts established pursuant to the transaction documents, in the amount of $110,700; ENE will be reimbursed for up to $1.0 million of reasonable out-of-pocket costs incurred in connection with its prosecution of the VEPCO claim; and any payments received by EPMI in connection with the VEPCO claim will be divided between EPMI and the syndicate of lenders pursuant to a payment waterfall; (ii) EPMI will use its commercially reasonable efforts to prosecute the VEPCO claim, with the understanding that any settlement between EPMI and VEPCO will require the approval of the "Majority Purchasers" (as such term is defined in the Cash V operative documents); (iii) the proofs of claim filed by the lenders in connection with the Cash V transaction will not be withdrawn but are subject to reduction to the extent payments are made pursuant to the settlement agreement, and (iv) the parties to the settlement agreement will mutually release each other from all claims relating to the Cash V Transaction, other than certain "course of conduct" claims. The closing of the transactions contemplated in the settlement agreement will take place upon the satisfaction of the conditions precedent therein, including the approval of the Bankruptcy Court. On December 30, 2003, the Bankruptcy Court entered an order approving the settlement agreement.

         10. CASH VI

               a. LEGAL STRUCTURE. On June 19, 1998, ECTRIC, a Delaware corporation, assigned to ECTEF, a wholly owned non-Debtor subsidiary of ECTRIC, all of its rights and obligations pursuant to an in-the-money electricity derivative contract dated April 1, 1996, with British Energy Generation Limited, a wholly owned subsidiary of British Energy (formerly known as Nuclear Electric Limited and also AGR & PWR Co. Limited).

               ECTEF assigned its rights to any payments under the contract to CashCo 6, a wholly owned subsidiary of ECTRIC. CashCo 6 in turn assigned its rights to any payments under the contract to Cash VI Trust.

               Cash VI Trust issued $56,185,004.02 in notes to Barclays to fund its purchase of the contract payments from CashCo 6. The Cash VI Trust entered into swaps with ECTRIC to hedge its interest rate, currency, inflation, and power price risks. Cash VI Trust retained ECTRIC to act as its servicer.

               ENE issued a performance guarantee to the Cash VI Trust, for the benefit of the noteholder, of the obligations of ECTEF, CashCo 6, and ECTRIC under the applicable transaction documents.

               After the Initial Petition Date, ECTEF and British Energy Generation Limited entered into negotiations for a settlement of ECTEF's claims under the contract, but a settlement was never executed. On November 28, 2002, British Energy announced that it was seeking to negotiate a financial restructuring of the British Energy Group to avoid an English insolvency proceeding. ECTEF terminated the contract on December 9, 2002. Refer to Section IV.B.4.f., "British Energy" for further information.

                  b. STRUCTURE DIAGRAM AS OF INITIAL PETITION DATE.

                                    (GRAPH)

                                           ---------------------------
                                                      ECTRIC
         ------------------                ---------------------------
          British Energy                               |
         ------------------                            |  Swaps
            |       |                                  |
   Fixed    |       |                      ---------------------------       $56 mm          ---------------
  Payment   |       |                                                 ----------------------
            |       |  Floating                  CASH 6 Trust                                    Lenders
            |       |  Payment                                        ----------------------
            |       |                      --------------------------- Principal & Interest  ---------------
            |       |                             |          |
            |       |                             |          |
            |       |                      $56mm  |          |
            |       |                             |          | Price Balancing Payment
            |       |                             |          |
            |       |          Floating           |          |
         -----------------     Payment     ---------------------------
                           ---------------
             ECTEF LLC     ---------------         CASHCo 6
                            Fixed Payment
         ----------------- --------------  ---------------------------
                                $56mm

               c. SIGNIFICANT ASSETS ASSOCIATED WITH THE STRUCTURE. As of the Initial Petition Date, Cash VI Trust was the assignee of the proceeds under the derivative contract. As noted above, the British Energy Group is undergoing a restructuring. Refer to Section IV.B.4.f., "British Energy" for further information.

               d. SIGNIFICANT POTENTIAL LIABILITIES OF THE STRUCTURE. As of the Initial Petition Date, Cash VI Trust had note obligations to Barclays of approximately $50 million and swap obligations to ECTRIC of approximately $32 million.

               e. SIGNIFICANT POTENTIAL LIABILITIES OF DEBTORS. ENE issued the performance guaranty noted above.

               f. STRUCTURE RESOLUTION. On December 11, 2003, ENE, ECTRIC, ECTEF, CashCo 6, Barclays and State Street, in its individual capacity and as trustee for the Cash VI Trust, entered into a settlement agreement pursuant to which (i) all cash in accounts of the Cash VI Trust will be distributed to ENE and Barclays as follows: approximately L14 million will be shared equally between Barclays and ECTRIC and the rest will be divided 62.5% to Barclays and 37.5% to ECTRIC; (ii) State Street will assign and transfer all the remaining assets of the Cash VI Trust (including rights to future proceeds of the derivative contract) as follows: 67.5% to Barclays and 37.5% to ECTRIC; (iii) ECTEF will assign and transfer its claim under the derivative contract, as compromised in the restructuring agreements with the British Energy Group, as follows: 67.5% to Barclays and 37.5% to ECTRIC; (iv) Barclays and ECTRIC will each enter an adherence agreement pursuant to which each will agree to be bound by the terms of said restructuring agreements to the same extent as ECTEF; (v) each of Barclays and State Street will withdraw, with prejudice, their claims filed in connection with the Cash VI transaction; (vi) certain operative documents in connection with the Cash VI transaction will be terminated; and (vii) the parties to the settlement agreement will mutually release each other from all claims relating to the Cash VI Transaction, other than certain "course of conduct" claims. A motion was submitted to the Bankruptcy Court on December 12, 2003 seeking approval of this settlement. The closing of the transaction contemplated in the settlement agreement will take place upon the satisfaction of the conditions precedent therein, including the approval of the Bankruptcy Court. On December 30, 2003, the Bankruptcy Court entered an order approving the settlement agreement. Refer to Section IV.B.4.f, "British Energy" for information regarding the restructuring of claims against the British Energy Group.

         11. CERBERUS

               a. LEGAL STRUCTURE. In November 2000, EAH assigned 11.5 million common shares of EOG Resources to Aeneas. In exchange for such assignment, EAH received a Class A membership interest in Aeneas and a right to receive a special distribution on the closing date after the execution of the amended and restated limited liability company agreement of Aeneas. The Class A Interest represented 100% of the voting interest and a .01% economic interest in Aeneas. However, EAH could not cause Aeneas to take certain actions, including to sell, or otherwise dispose of, the EOG Resources shares without the consent of Heracles Trust.

               Aeneas issued a Class B membership interest to Psyche in exchange for a promissory note. Psyche then assigned the Class B membership interest to Heracles for $517.5 million and used the proceeds to repay the promissory note to Aeneas. Heracles entered into a facility agreement with RBC to fund the purchase of the Class B membership interest.

               The structure was amended on January 31, 2001, primarily to incorporate Rabobank as the credit support provider to RBC. EAH assigned (i) its right to receive distributions from Aeneas to Psyche and (ii) its right to receive distributions from Psyche to RBC. EAH assigned all of its remaining interest in Aeneas and Psyche to EESO. RBC assigned the interests received from EAH to Rabobank.

               Additionally, at the time of the amendment, Rabobank and RBC entered into a total return swap agreement pursuant to which Rabobank agreed to pay RBC an amount equal to the principal and interest payable by Heracles, and RBC agreed to pay Rabobank all amounts actually paid by Heracles under the facility agreement.

               Rabobank and ENA entered into an equity-linked swap agreement for the scheduled term of the facility agreement, pursuant to which (i) ENA agreed to pay Rabobank (x) a floating rate based on LIBOR plus a margin on the approximate original principal amount borrowed under the facility agreement, and
(y) if the price per share realized by Rabobank upon the sale of a reference portfolio of EOG Resources stock is less than the strike price specified in the swap, an amount equal to the strike price minus the realized price multiplied by
11.5 million; and (ii) Rabobank pays ENA (x) amounts equal to dividends paid on the EOG Resources shares, and (y) if the price per share realized by Rabobank upon the sale of a reference portfolio of EOG Resources stock is greater than the strike price specified in the swap, an amount equal to the realized price minus the strike price multiplied by 11.5 million.

                  b. STRUCTURE DIAGRAM AS OF INITIAL PETITION DATE.

                                    (GRAPH)

                 ------------          Linked Swap Equity ------------
                     ENE               __________________   Rabobank  ------
                 ------------          |                  ------------     |
                      |                |                                   |
                      |                |                                   |
            --------------------       |                                   |
            |                  |       |                                   |
            | 100%             | 100%  |                                   |
  ------------                ----------                                   |
      EESO                        ENA                                      |
  ------------                ----------                                   |
       |                                                                   |
       |                                                                 Total
       --------------                                                    Return
                     |                                                   Swap
 A Membership        |                                                     |
   Interest          |                                  ------------       |
              ---------------   B Membership Interest     Heracles         |
                Aeneas LLC   ___________________________   Trust           |
              ---------------                           ------------       |
                                                         Loan |            |
                                                              |            |
                                                         ----------        |
                                                            RBC    --------
                                                         ----------

               c. SIGNIFICANT ASSETS ASSOCIATED WITH THE STRUCTURE. As of the Initial Petition Date, Aeneas held 11.5 million shares of EOG Resources. These shares were sold in November 2002, and the proceeds are in escrow.

               d. SIGNIFICANT POTENTIAL LIABILITIES OF THE STRUCTURE. $517 million loan from RBC.

               e. SIGNIFICANT POTENTIAL LIABILITIES OF DEBTORS. ENA's obligations, and ENE's guaranty thereof, under the equity linked swap with Rabobank.

               f. STRUCTURE RESOLUTION. In September, 2003 ENE, ENA, EESO and certain other Enron Companies, RBC, Rabobank, and the Creditors' Committee obtained Bankruptcy Court approval of a settlement agreement related to the Cerberus structure. Pursuant to the settlement agreement, among other things,
(i) ENE received approximately $288 million, (ii) RBC received approximately $154 million, (iii) RBC retains an Allowed General Unsecured Claim against ENE in the amount of $226 million, (iv) all other proofs of claim related to the Cerberus structure have been withdrawn by the parties to the settlement agreement, and (v) the parties to the settlement agreement received certain mutual releases. On October 3, 2003, the parties to the settlement agreement consummated the transaction contemplated thereunder. On the same day, a notice of appeal of the approval order was filed by one of the parties that objected to the settlement agreement. The appeal is currently pending before the District Court for the Southern District of New York.

         12. CITIBANK/DELTA PREPAYS

               a. LEGAL STRUCTURE. At the Initial Petition Date, the six prepay transactions described below involving Citibank and Delta were outstanding. On the closing date of each transaction, ENA entered into two swap transactions, one with Delta and one with Citibank. Under one swap (i) the prepay counterparty made a prepayment of the fixed amount due under the swap to ENA, and (ii) ENA agreed to make (x) periodic floating payments based on the price of a barrel of crude oil multiplied by a set number of barrels, and (y) a final payment of not more than a capped amount set under the swap. Under the second swap, ENA (i) received from the swap counterparty a periodic floating payment based on the price of a barrel of crude oil multiplied by a set number of barrels, (ii) paid a periodic fixed payment, and (iii) paid a final payment of not less than the transaction amount minus a floating amount based on the price of a barrel of crude oil multiplied by a set number of barrels. ENE understands that Citibank and Delta entered into related transactions on each closing date, but ENE has no information related to the performance under, or possible termination of, those transactions. The following is a brief summary of the transactions on each closing date:

    TRANSACTION            TRANSACTION            PREPAY               SWAP
        DATE                  AMOUNT           COUNTERPARTY        COUNTERPARTY
-------------------     -----------------    ----------------     --------------

   December 1999           $800,000,000           Delta              Citibank

   February 2000           L206,750,000           Delta              Citibank

    August 2000            $475,000,000          Citibank              Delta

     May 2001              $475,000,000          Citibank              Delta

     May 2001              L109,500,000          Citibank              Delta

     May 2001              E170,000,000          Citibank              Delta

                  b. STRUCTURE DIAGRAM AS OF THE INITIAL PETITION DATE.

                                    (GRAPH)

                        -------------------------------
                      /               Swap              \
                     /            Counterparty           \
                    /   -------------------------------   \
                   /                /    \    Periodic fixed payment+
      Periodic floating payment    /      \      final payment
      ----------------------------/        \--------------------------
       /    Periodic fixed payment+       Periodic floating payment   \
      /        final payment                                           \
     /     --------------------------     -------------------------     \
    /           /                                           \            \
   /           /                                             \            \
  /           /         Periodic floating payments+           \            \
  -------------               final payment                    -------------
      ENA          ---------------------------------------
   Guaranteed                                                     Prepay
    by ENE         ---------------------------------------     Counterparty
  -------------               Prepay (fixed                    -------------
                            amount at closing)

               C. SIGNIFICANT POTENTIAL LIABILITIES OF DEBTORS. ENA, and ENE as guarantor, are obligated under the swap transactions described above.

         13. CORNHUSKER

               a. LEGAL STRUCTURE. ENA indirectly owns 100% of the sole limited partner (10%) in Ponderosa Ltd., which owns a 263-MW cogeneration facility located in Cleburne, Texas. DPC indirectly owns 100% of the general partner interests (90%) in Ponderosa Ltd.

               DPC's wholly owned subsidiary, PPE, entered into the PPE loan agreement with various financial institutions to finance a portion of its acquisition of the general partner interests in Ponderosa Ltd. Contemporaneous with the PPE loan agreement, DPC Ponderosa, the direct 100% parent of PPE, and KBC, the agent to the financial institutions party to the PPE loan agreement, entered into the DPC option agreement, whereby KBC, as agent, was granted an irrevocable option to purchase all of DPC Ponderosa's interest in PPE.

               Also contemporaneous with the execution of the PPE loan agreement and the DPC option agreement, ENE entered into the Cornhusker swap with KBC, in its capacity as agent for the financial institutions, pursuant to which ENE (or its designee) was granted an irrevocable option to purchase (i) the interest in the obligations of PPE under the PPE loan agreement or (ii) the interest in PPE obtained through the exercise of the purchase option under the DPC option agreement.

               Also under the Cornhusker swap, ENE agreed to make fixed quarterly payments to KBC equal to the cost of carry on the principal amount outstanding under the PPE loan agreement, plus the commitment fee for a revolving credit commitment under the PPE loan agreement. KBC agreed to make quarterly payments to ENE of all amounts received from PPE in respect of the loans made under the PPE loan agreement. The Cornhusker swap also provided that upon the maturity or acceleration of the loans under the PPE loan agreement, ENE will pay to KBC all principal, interest, and other sums due to KBC on such date, and KBC will pay to ENE all monies received from PPE in respect of the loans as of such date.

               Additionally, PPE and ENA entered into three agreements associated with PPE's indirect ownership interests in Ponderosa Ltd.: (a) a corporate services agreement whereby ENA is to provide, either itself or through affiliates or subcontractors, corporate, administrative, staffing, and project and asset management support services; (b) an oral gas management agreement whereby ENA is to provide gas management services to Ponderosa Ltd.; and (c) a consulting services agreement whereby PPE is to provide consulting services to ENA on matters relating to the development and implementation of energy strategies in Texas.

                  b. STRUCTURE DIAGRAM AS OF INITIAL PETITION DATE.

                                   (GRAPH)

   ----------                                          ----------------
      ENE     _________                                   Delta Power
   ----------         |                                  Company, LLC
       |              |                                ----------------
       |         Total Return                                || 100%
       |            Swap                                     ||
       |              |               Option          ----------------
       | 100%         |          ____________________      DPC
       |              |          |                     Ponderosa, LLC
       |              |          |                    ----------------
       |              |          |                           ||
       |              |          |                           || 100%
   -----------        |      ---------                 ----------------
                      |                                 Ponderosa Pine
      ENA             |_____  Lenders   Loan Agreement    Energy, LLC
                                      ________________     ("PPE")
   -----------               ---------                 ----------------
       |   |_________Consulting Services Agreement________|| ||
  100% |   |    Corporate Services Agreement and Oral Gas  | ||
       |   |____________ Management Agreement______________| ||
       |                                   __________________||
-----------------             _____________|__________________|_________
  ECT Merchant                |            |                  |         |
Investments Corp.             | 100%       |                  |         |
-----------------             |            |                  |         |
       |              ----------------     |                  |         |
       |               Ponderosa Pine      |                  |         |
       | 100%          Energy, Inc.(1)     | 99.00%           |  100%   | 100%
       |              ----------------     |  (LP)            |         |
       |                      |            |                  |         |
 ----------------             | 1.00%      |                  |         |
      KUCC                    | (GP)       |                  |         |
   Cleburne LLC               |   -----------------   ---------  ---------------
 ----------------             |
       |                      ___        "A"             "B"           "C"
       |
       | 10.00%                   -----------------   ---------  ---------------
       | (LP)                            | 55.00%             | 13.37%  | 21.63%
       |                                 | (GP)               | (GP)    | (GP)
       __________________________________|____________________|_________|
                                         |
                                         |
                                  ------------------
                                       Ponderosa
                                      Pine Energy
                                   Partners, Ltd.(3)
                                       ("PPEP")
                                  ------------------

(1) f/k/a Tenaska IV, Inc.
(2) f/k/a Tenaska IV Texas Partners, Ltd.

               c. SIGNIFICANT ASSETS ASSOCIATED WITH THE STRUCTURE. Ponderosa Ltd. owns a 263-MW cogeneration facility located in Texas and associated contracts.

               d. SIGNIFICANT POTENTIAL LIABILITIES OF THE STRUCTURE. The lenders to PPE had outstanding approximately $216.4 million.

               e. SIGNIFICANT POTENTIAL LIABILITIES OF DEBTORS. ENE's payment obligations under the Cornhusker swap.

         14. DESTEC PROPERTIES LIMITED PARTNERSHIP

               a. LEGAL STRUCTURE. In September 1997, DPLP, a wholly owned subsidiary of ENA, assigned its rights to royalty payments due from HL&P to CoalCo for $110 million. CoalCo, in turn, assigned such rights to the royalty payments to the DPLP Trust for $110 million.

               The DPLP Trust issued $150 million of notes with a maturity date of February 5, 2013. ENA entered into a swap agreement with DPLP Trust whereby ENA paid the monthly interest obligation of the Trust and ENA received a floating payment. ENA also received approximately $40 million for entering into the swap. A $9 million letter of credit issued by Toronto Dominion Bank to the DPLP Trust provides residual credit support to the DPLP Trust.

ENE guaranteed the obligations of CoalCo and DPLP under each of the applicable transaction documents.

               The DPLP Trust originally retained DPLP to act as its servicer, but DPLP was removed as servicer after the Initial Petition Date. On December 4, 2001, the DPLP Trust terminated the swap agreement with ENA.

               b. STRUCTURE DIAGRAM AS OF INITIAL PETITION DATE.

                                    (GRAPH)


                                                  -------------------
                                                        HL & P
                                                  -------------------
                                                           |  Royalty
                                                           |  Payments
                                                  -------------------
       -------------------------------------------        DPLP
       | Performance                              -------------------
       |   Guaranty                   Purchase Price   |         |  Sale of Payments
       |                                 ($110mm)      |         |
----------------                                  -------------------
      ENE       ----------------------------------       CoalCo
----------------        Performance Guaranty      -------------------
       |                                               |         |
       | Performance                 Contractual Asset |         |
       |  Guaranty                    Purchase Price   |         |     Sale of
       |                                 ($110M)       |         | Contractual Asset
       |                                               |         |
----------------                                  -------------------  Residual Credit Enhancement  ------------------
      ECT        ---------------------------------    DPLP Trust      ------------------------------ Letter of Credit
----------------          Swap Agreement          -------------------                               ------------------
                ----------------------------------     |         |
                                           $150MM      |         |   Trust Notes
                                                       |         |
                                                  -------------------
                                                         Lenders
                                                  -------------------

               c. SIGNIFICANT ASSETS ASSOCIATED WITH THE STRUCTURE. The DPLP Trust has a potential claim under the terminated swap with ENA and a potential claim on the remaining royalty payments from HL&P.

               d. SIGNIFICANT POTENTIAL LIABILITIES OF THE STRUCTURE. As of the Initial Petition Date, the DPLP Trust had note obligations of approximately $110 million.

               e. SIGNIFICANT POTENTIAL LIABILITIES OF DEBTORS. ENA's obligations described above and ENE's guaranty of ENA's obligations.

         15. E-NEXT

               a. LEGAL STRUCTURE. E-Next is a Delaware limited liability company established in late 2000 to acquire, own, develop, construct, operate, and maintain the E-Next Projects. E-Next pursues its objectives through itself and certain of its subsidiaries. E-Next obtains its funding for the E-Next Projects from equity and debt, which is provided by various financial institutions.

                  b. STRUCTURE DIAGRAM AS OF INITIAL PETITION DATE.

                                    (GRAPH)

         ----------------              ----------------------
                              Debt
            Financial     ----------      Next Generation
          Institutions       Equity            LLC
                          ----------
         ----------------              ----------------------
                                        |                   |
                        Purchase        |                   |  Development and
                       Agreements/      |                   |   Construction
                        Contracts       |                   |      Manager
                                        |                   |
                                        |                   |
                                ---------------        ----------
                                    E-Next                 ENA
                                   Projects
                                ---------------        ----------
                                                            |
                                                            |
                                                            |
                                                            | Guaranty
                                                       ----------
                                                           ENE
                                                       ----------

               c. SIGNIFICANT ASSETS ASSOCIATED WITH THE STRUCTURE. As of the Initial Petition Date, E-Next held purchase agreements for the manufacture of one 7FA simple cycle turbine, one heat recovery steam generator, and one steam turbine. All three contracts were terminated after the Initial Petition Date.

               d. SIGNIFICANT POTENTIAL LIABILITIES OF THE STRUCTURE. As of the Initial Petition Date, the debt and equity holders had funded approximately $21 million for progress payments that E-Next had made to the equipment manufacturers.

               e. SIGNIFICANT POTENTIAL LIABILITIES OF DEBTORS. As of the Initial Petition Date, ENA, as the development and construction manager for E-Next, owed the debt and equity holders their outstanding funded amounts (approximately $21 million).

         16. ENRON CAPITAL LLC

               a. LEGAL STRUCTURE. In October 1993, ENE formed Enron Capital LLC to facilitate the issuance of $200 million in preferred equity. Enron Capital LLC, a limited life company organized under the laws of Turks and Caicos Islands, was initially a wholly owned subsidiary of ENE. As part of this financing, the LLC sold 8.55 million shares of 8% Cumulative Guaranteed MIPS with a $25 per share liquidation preference to the public. The proceeds of the offering (together with the initial capital contribution that ENE made to the LLC) were loaned by the LLC to ENE, and are evidenced by a subordinated loan. ENE paid for the expenses and commissions relating to the offering. Enron Capital LLC exists solely for the purpose of issuing the partnership preferred securities and loaning the proceeds to ENE. The guaranty issued by ENE may give rise to a prepetition unsecured claim against ENE.

               b. SIGNIFICANT ASSETS ASSOCIATED WITH THE STRUCTURE. The significant asset associated with the structure is the ENE obligation to repay the proceeds lent by Enron Capital LLC to ENE.


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
               c. SIGNIFICANT POTENTIAL LIABILITIES OF THE STRUCTURE. Enron Capital LLC issued 8.55 million shares of 8% Cumulative Guaranteed MIPS with a $25 per share liquidation preference to the public. ENE guaranteed the payment of the liquidation preference and the monthly dividends relating to the MIPS, as more fully described below. There are no other liabilities in the structure.

               d. SIGNIFICANT POTENTIAL LIABILITIES OF DEBTORS. ENE guaranteed the payment in full of (A) any accumulated arrears and accruals of unpaid dividends on the MIPS securities that had been declared out of monies legally available, (B) the redemption price, including any accumulated arrears and accruals of unpaid dividends on the MIPS securities that had been declared, along with the amount payable upon redemption of the MIPS out of monies legally available, and (C) upon a liquidation of the LLC, the lesser of (i) the aggregate of the liquidation preference and all accumulated arrears and accruals of unpaid dividends (whether or not declared) on the MIPS securities to the date of such payment, and (ii) the amount of assets of the LLC remaining available for distribution in liquidation to the holders of the MIPS securities. The guaranty issued by ENE may give rise to a prepetition unsecured claim against ENE.

         17. ENRON CAPITAL RESOURCES

               a. LEGAL STRUCTURE. In May 1994, ENE formed Enron Capital Resources, L.P. to facilitate the issuance of $75 million in preferred equity. Enron Capital Resources, L.P., a limited partnership organized under the laws of Delaware, was initially a wholly owned subsidiary of ENE. As part of this financing, the LP sold 3 million limited partnership interests designated as 9% Cumulative Preferred Securities with a $25 per share liquidation preference to the public. The proceeds of the offering (together with the initial capital contribution that ENE made to the LLC) were loaned by the LP to ENE, and are evidenced by a subordinated loan. ENE paid for the expenses and commissions relating to the offering. Enron Capital Resources, L.P. exists solely for the purpose of issuing the preferred securities and loaning the proceeds to ENE. ENE is the sole general partner of the LP.

               b. SIGNIFICANT ASSETS ASSOCIATED WITH THE STRUCTURE. The significant asset associated with the structure is the ENE obligation to repay the proceeds lent by Enron Capital Resources, L.P. to ENE.

               c. SIGNIFICANT POTENTIAL LIABILITIES OF THE STRUCTURE. Enron Capital Resources, L.P. sold 3 million limited partnership interests designated as 9% Cumulative Preferred Securities with a $25 per share liquidation preference to the public. ENE guaranteed the payment of the liquidation preference and the monthly dividends relating to the preferred securities, as more fully described below. There are no other liabilities in the structure.

               d. SIGNIFICANT POTENTIAL LIABILITIES OF DEBTORS. ENE guaranteed the payment in full of (A) any accumulated arrears and accruals of unpaid distributions on the preferred securities that had been declared out of monies legally available, (B) the redemption price, including any accumulated arrears and accruals of unpaid distributions on the preferred securities that had been declared, along with the amount payable upon redemption of the preferred securities out of monies legally available, and (C) upon a liquidation of the LP, the lesser of (i) the aggregate of the liquidation preference and all accumulated arrears and accruals of unpaid distributions (whether or not declared) on the preferred securities to the date of such payment, and (ii) the amount of assets of the LP remaining available for distribution in liquidation to the holders of the preferred securities. The guaranty issued by ENE may give rise to a prepetition unsecured claim against ENE.

         18. ENRON CAPITAL TRUST I

               a. LEGAL STRUCTURE. In November 1996, ENE formed ECT I and EPF I to facilitate the issuance of $200 million in trust originated preferred securities, or TOPRS.

               ECT I, a Delaware statutory business trust, was initially created as a wholly owned affiliate of ENE. As part of this financing, the trust sold 8 million shares of 8.30% TOPRS with a $25 per share liquidation value to the public. Approximately 99% of the proceeds of the offering were used by ECT I to purchase 8.30% partnership preferred securities of EPF I, a Delaware limited partnership, while the remaining funds were used to purchase highly rated debt securities from entities not affiliated with ENE. ENE guaranteed payment of the TOPRS to the limits that funds were available in ECT I, and such guaranty was subordinated to be on a parity with the highest priority of preferred stock of ENE.

               EPF I was established for the sole purpose of issuing partnership interests to ECT I and investing the proceeds in securities of ENE and its affiliates as well as highly rated debt securities from unaffiliated entities. ENE owned all partnership interests in EPF I, other than the partnership preferred securities, and served as EPF I's general partner. After the sale of partnership interests to ECT I, ENE caused EPF I to use 99% of the proceeds to purchase subordinated debentures of ENE, debentures of ENA, and debentures of ETS, and to use 1% to invest in outside investments.

               Under the documents governing EPF I, distributions on partnership preferred securities from income or dividends to the partnership were to be made in the sole discretion of ENE, as general partner. ENE, as general partner, also had the right, subject to the conditions set forth in the documents governing EPF I, to replace any of the debentures held by EPF I with equity or debt securities of affiliates of ENE.


                  b. STRUCTURE DIAGRAM AS OF INITIAL PETITION DATE.

                                (GRAPH)

                              -------------                  ------------
                                   ENE                            ENE
                              -------------                  ------------
                                   |                               |
                   ENE             | General                       | 100% Trust
               Guaranteed          | Partner    Partnership        | Common
              Subordinated         |             Preferred         | Securities
------------      Notes       -------------     Securities   -------------
   Enron      -------------   Enron           --------------    Enron
 Companies                    Preferred                         Capital
              -------------   Funding, L.P.   --------------    Trust I
------------       $          -------------          $       -------------
                                                               |     |
                                                               |     |
                                                            $  |     |  8.30%
                                                               |     |  TOPrS
                                                               |     |
                                                               |     |
                                                             -------------
                                                               Investors
                                                             -------------

               c. SIGNIFICANT ASSETS ASSOCIATED WITH THE STRUCTURE. The significant assets associated with the structure are ENE subordinated debentures, ENA debentures, ETS debentures, and a small amount of highly rated debt securities from entities not affiliated with ENE, comprised mainly of highly rated fixed income securities (current balance of approximately $2.5 million). The subordinated debentures purchased by the partnership from ENE had 20-year terms and ranked junior to all senior indebtedness of the company. The debentures purchased by the partnership from ENA and ETS had 20-year terms and ranked pari passu with senior indebtedness of these Debtors, respectively.

               d. SIGNIFICANT POTENTIAL LIABILITIES OF THE STRUCTURE. ECT I issued 8 million shares of 8.30% TOPRS with a $25 per share liquidation value to the public. There are no other liabilities in the structure.

               e. SIGNIFICANT POTENTIAL LIABILITIES OF DEBTORS. ENE guaranteed the payment in full of (A) all accrued but unpaid distributions on the TOPRS securities to the extent that funds were available in ECT I for such distributions, (B) the amount payable upon redemption of the TOPRS to the extent that sufficient funds are available in ECT I, and (C) generally, the liquidation value of the TOPRS to the extent that there are sufficient assets in the trust available for distribution. ENE also provided these guarantees to EPF I with respect to the payment of partnership distributions and liquidation amounts, if necessary, provided that the funds were available in the partnership for such distributions.

               Additionally, ENE fully and unconditionally guaranteed payments in respect of the debt issued by ENE and its affiliates to EPF I. All of the guarantees issued by ENE may constitute contractually subordinated unsecured obligations of the company and rank subordinate and junior to all other liabilities of the company and rank pari passu with the most senior preferred stock issued by ENE and with any guarantee entered into by the company in respect of preferred securities issued by any affiliate.

               f. STRUCTURE RESOLUTION. National City Bank, as Property Trustee for ECT I, filed proofs of claim against (1) ETS for amounts owed under the ETS debentures, (2) ENA for amounts owed under the ENA debentures, and (3) ENE for amounts owed under the ENE subordinated debentures and various guarantees made by ENE. The Plan incorporates a settlement of these claims pursuant to the TOPRS Stipulation resulting in, among other things, (1) an Allowed ENA Debenture Claim equal to the sum of (a) the outstanding principal amount of ENA Debentures ($50,944,000) and (b) unpaid interest with respect to the ENA Debentures that accrued during the period prior to the Initial Petition Date ($668,994), (2) an Allowed ETS Debenture Claim equal to the sum of (a) the outstanding principal amount of the ETS Debentures ($50,944,000), (b) unpaid interest (including Additional Interest, as such term is defined in the respective indentures pursuant to which the ETS Debentures were issued) which accrued on the ETS Debentures during the period prior to the Initial Petition Date ($668,994), and (c) 100% of the interest (including Additional Interest) accrued on the ETS Debentures during the period from the Initial Petition Date up to and including the Effective Date ($9,325,911), assuming an Effective Date of January 31, 2004, (3) an Allowed Enron TOPRS Debenture Claim equal to the sum of (a) the outstanding principal amount of Enron TOPRS Debentures ($318,376,000) and (b) unpaid interest with respect to the Enron TOPRS Debentures that accrued during the period prior to the Initial Petition Date ($4,180,896), and (4) a release and waiver of any other claims, causes of action, objections to claims, or other challenges related to this transaction. Pursuant to the Plan, National City Bank, as Property Trustee for holders of TOPRS issued by ECT I, may elect to receive additional Cash distributions in lieu of CrossCountry Common Equity, PGE Common Stock, and Prisma Common Stock which such holder would have received as the ultimate beneficiary of the Allowed ETS Debenture Claim held by EPF I; provided, however, that such option shall only become effective in the event that (i) the holders of the TOPRS vote their ETS Debenture Claims such that, if such ETS Debenture Claims were deemed to be a separate class of claims, such class would be deemed to have accepted the Plan and (ii) the Confirmation Order is entered by the Bankruptcy Court and becomes a Final Order. Additionally, National City Bank, as the holder of an Allowed ENE TOPRS Debenture Claim for the benefit of holders of TOPRS, will receive distributions under the Plan subject to the contractual subordination rights of holders of Allowed General Unsecured Claims against ENE.

               Pursuant to the TOPRS Stipulation, in the event that the Debtors agree to pay, or pay, to any class of unsecured nonpriority claims of any Debtor (including Enron Guaranty Claims as a separate class, but not including the Portland Debtors) a higher percentage recovery than the holders of Allowed ETS Debenture Claims are to receive pursuant to the Plan, the percentage recovery paid to holders of Allowed ETS Debenture Claims shall automatically increase to the same percentage recovery, but in no event shall the recovery increase to more than par plus accrued pre- and post-petition interest (including Additional Interest, as defined in the ETS Indentures), as calculated in accordance with the ETS Indentures.

         19. ENRON CAPITAL TRUST II

               a. LEGAL STRUCTURE. In January 1997, ENE formed ECT II and EPF II to facilitate the issuance of $150 million in trust originated preferred securities, or TOPRS.

               ECT II, a Delaware statutory business trust, was initially created as a wholly owned affiliate of ENE. As part of this financing, the trust sold 6 million shares of 8.125% TOPRS with a $25 per share liquidation value to the public. Approximately 99% of the proceeds of the offering were used by ECT II to purchase 8.125% partnership preferred securities of

EPF II, a Delaware limited partnership, while the remaining funds were used to purchase highly rated debt securities from entities not affiliated with ENE. ENE guaranteed payment of the TOPRS to the limits that funds were available in ECT II, and such guaranty was subordinated to be on a parity with the highest priority of preferred stock of ENE.

               EPF II was established for the sole purpose of issuing partnership interests to ECT II and investing the proceeds in securities of ENE and its affiliates as well as entities not affiliated with ENE. ENE owned all partnership interests in EPF II, other than the partnership preferred securities, and served as EPF II's general partner. After the sale of partnership interests to ECT II, ENE caused EPF II to use 99% of the proceeds to purchase subordinated debentures of ENE, debentures of ENA and debentures of ETS, and to use 1% to invest in outside investments.

               Under the documents governing EPF II, distributions on partnership preferred securities from income or dividends to the partnership were to be made in the sole discretion of ENE, as general partner. ENE, as general partner, also had the right, subject to the conditions set forth in the documents governing EPF II, to replace any of the debentures held by EPF II with equity or debt securities of affiliates of ENE.

                  b. STRUCTURE DIAGRAM AS OF INITIAL PETITION DATE.

                                    (GRAPH)

                              -------------                 ------------
                                   ENE                           ENE
                              -------------                 ------------
                                   |                              |
                   ENE             | General                      |  100% Trust
               Guaranteed          | Partner   Partnership        |    Common
              Subordinated         |            Preferred         |  Securities
------------      Notes       -------------    Securities   -------------
   Enron      -------------   Enron          --------------    Enron
 Companies                    Preferred                        Capital
              -------------   Funding, L.P.  --------------    Trust I
------------       $          -------------         $       -------------
                                                              |     |
                                                              |     |
                                                           $  |     |  8.30%
                                                              |     |  TOPrS
                                                              |     |
                                                              |     |
                                                            -------------
                                                              Investors
                                                            -------------

               c. SIGNIFICANT ASSETS ASSOCIATED WITH THE STRUCTURE. The significant assets in the structure are ENE subordinated debentures, ENA Debentures, ETS debentures, and a small amount of highly rated debt securities from entities unaffiliated with ENE, comprised mainly of highly rated fixed income securities (current balance of approximately $1.9 million). The subordinated debentures purchased by EPF II from ENE had 20 year terms and ranked junior to all senior indebtedness of the company. The debentures purchased by the partnership from ENA and ETS had 20-year terms and ranked pari passu with senior indebtedness of these Debtors, respectively.

               d. SIGNIFICANT POTENTIAL LIABILITIES OF THE STRUCTURE. ECT II issued 6 million shares of 8.15% TOPRS with a $25 per share liquidation value to the public. There are no other liabilities in the structure.

               e. SIGNIFICANT POTENTIAL LIABILITIES OF DEBTORS. ENE guaranteed the payment in full of (A) all accrued but unpaid distributions on the TOPRS securities to the extent that funds were available in ECT II for such distributions, (B) the amount payable upon redemption of the TOPRS to the extent that sufficient funds are available in ECT II, and (C) generally, the liquidation value of the TOPRS to the extent that there are sufficient assets in ECT II available for distribution. ENE also provided these guarantees to EPF II with respect to the payment of partnership distributions and liquidation amounts, if necessary, provided that the funds were available in EPF II for such distributions.

               Additionally, ENE fully and unconditionally guaranteed payments in respect of the debt issued by ENE and its affiliates to EPF II. All of the guarantees issued by ENE may constitute contractually subordinated unsecured obligations of the company and rank subordinate and junior to all other liabilities of the company and rank pari passu with the most senior preferred stock issued by ENE and with any guarantee entered into by the company in respect of preferred securities issued by any affiliate.

               f. STRUCTURE RESOLUTION. National City Bank, as Property Trustee for ECT II, filed proofs of claim against (1) ETS for amounts owed under the ETS debentures, (2) ENA for amounts owed under the ENA debentures, and (3) ENE for amounts owed under the ENE subordinated debentures and various guarantees made by ENE. The Plan incorporates a settlement of these claims pursuant to the TOPRS Stipulation resulting in, among other things, (1) an Allowed ENA Debenture Claim equal to the sum of (a) the outstanding principal amount of ENA Debentures ($50,944,000) and (b) unpaid interest with respect to the ENA Debentures that accrued during the period prior to the Initial Petition Date ($668,994), (2) an Allowed ETS Debenture Claim equal to the sum of (a) the outstanding principal amount of the ETS Debentures ($50,944,000), (b) unpaid interest (including Additional Interest, as such term is defined in the respective indentures pursuant to which the ETS Debentures were issued) which accrued on the ETS Debentures during the period prior to the Initial Petition Date ($668,994), and
(c) 100% of the interest (including Additional Interest) accrued on the ETS Debentures during the period from the Initial Petition Date up to and including the Effective Date ($9,325,911), assuming an Effective Date of January 31, 2004,
(3) an Allowed Enron TOPRS Debenture Claim equal to the sum of (a) the outstanding principal amount of Enron TOPRS Debentures ($318,376,000) and (b) unpaid interest with respect to the Enron TOPRS Debentures that accrued during the period prior to the Initial Petition Date ($4,180,896), and (4) a release and waiver of any other claims, causes of action, objections to claims, or other challenges related to this transaction. Pursuant to the Plan, National City Bank, as Property Trustee for holders of TOPRS issued by ECT II, may elect to receive additional Cash distributions in lieu of CrossCountry Common Equity, PGE Common Stock, and Prisma Common Stock which such holder would have received as the ultimate beneficiary of the Allowed ETS Debenture Claim held by EPF II; provided, however, that such option shall only become effective in the event that (i) the holders of the TOPRS vote their ETS Debenture Claims such that, if such ETS Debenture Claims were deemed to be a separate class of claims, such class would be deemed to have accepted the Plan and (ii) the Confirmation Order is entered by the Bankruptcy Court and becomes a Final Order. Additionally, National City Bank, as the holder of an Allowed ENE TOPRS Debenture Claim for the benefit of holders of TOPRS, will receive distributions under the Plan subject to the contractual subordination rights of holders of Allowed General Unsecured Claims against ENE.

               Pursuant to the TOPRS Stipulation, in the event that the Debtors agree to pay, or pay, to any class of unsecured nonpriority claims of any Debtor (including Enron Guaranty Claims as a separate class, but not including the Portland Debtors) a higher percentage recovery than the holders of Allowed ETS Debenture Claims are to receive pursuant to the Plan, the percentage recovery paid to holders of Allowed ETS Debenture Claims shall automatically increase to the same percentage recovery, but in no event shall the recovery increase to more than par plus accrued pre- and post-petition interest (including Additional Interest, as defined in the ETS Indentures), as calculated in accordance with the ETS Indentures.

         20. ENRON CENTER NORTH SYNTHETIC LEASE

               a. LEGAL STRUCTURE. In April 1997, ENE refinanced an existing synthetic lease on the Enron Building through a new synthetic lease arrangement. To effect the refinancing, Brazos, a third-party limited partnership owned by financial institutions, acquired the fee interest in the Enron Building from Enron Houston Headquarters Trust (State Street, as Trustee) for $284.5 million. The purchase by Brazos was financed with proceeds of the Smith Street Loan and Smith Street Equity. Contemporaneous with such financing, Brazos and OPI, an ENE affiliate, entered into a lease, pursuant to which OPI was granted a leasehold interest in the Enron Building. OPI assigned the lease to ELP, an ENE affiliate, and the obligations of ELP under the lease were guaranteed by ENE. ELP and ENE thereafter entered into a sublease, pursuant to which ELP subleased the Enron Building to ENE, the rights and obligations of which were subsequently assigned by ENE to EPSC, a subsidiary of ENE. The Smith Street Loan is secured by a lien on the real property constituting the Enron Building and a collateral assignment of all interest of Brazos in the lease and the ENE guaranty. The lease expired in April 2002, and ENE and its affiliates have been occupying the Enron Building pursuant to forbearance arrangements described in the structure resolution section below.

               b. STRUCTURE DIAGRAM AS OF INITIAL PETITION DATE.


                                    (GRAPH)

     ---------  Guarantee
        ENE   ---------------
     ---------               |
         |                   |
         |                   |
         |                   |
     ---------               ---------- Synthetic Lease --------------
       ESPC   ---------------    ELP   -----------------    Brazos
     ---------    Sublease   ----------                 --------------
                Arrangements                        Equity  |    |   Debt
                                                   $8.5 mln |    | $276 mln
                                                            |    |
                                                        --------------
                                                          Financial
                                                         Institutions
                                                        --------------

               c. SIGNIFICANT ASSETS ASSOCIATED WITH THE STRUCTURE. The only asset included in the synthetic lease structure is the Enron Building.

               d. SIGNIFICANT POTENTIAL LIABILITIES OF THE STRUCTURE. Brazos incurred the Smith Street Loan in the original principal amount of $275,965,000. As security for this loan, Brazos assigned to the banks its rights, title, and interest in both the lease to OPI and the corporate guarantee from ENE.

               e. SIGNIFICANT POTENTIAL LIABILITIES OF DEBTORS. During the life of the lease, ELP had various financial obligations guaranteed by ENE, including but not limited to payment for rent, insurance, maintenance, and taxes. As of end of the lease, the parties to the structure may have certain options which include, without limitation: (i) ELP could refinance the lease; (ii) ELP could purchase the Enron Building for $284,500,000; or (iii) if ELP neither refinanced the lease nor purchased the Enron Building, then the Enron Building could be sold to a third party, and to the extent of any deficiency between the amount of sales proceeds and structure liabilities, ENE might be liable for up to approximately $284,500,000. Application and interpretation of the terms of documents governing this structure will determine the priority of the ultimate distribution of any amounts received in respect of structure liabilities and sales of structure assets among the third-party holders of structure debt and equity, and ELP and ENE.

               f. SIGNIFICANT ACTIVITY SINCE INITIAL PETITION DATE. On May 14, 2002, JPMCB, as agent for the bank syndicate, ELP, ENE, and EPSC entered into a forbearance agreement in which the banks agreed not to pursue before April 1, 2003 any rights and remedies that may be available to them as a result of defaults asserted by the banks under certain structure documents in exchange for
(A) ENE paying all due but unpaid rent and amounts under certain parking, building, and common area services agreements as of May 14, 2002, (B) ENE paying rent monthly in reducing amounts as outlined in the agreement, (C) ENE paying 2001 and 2002 property taxes, (D) ENE maintaining adequate insurance on the Enron Building, and (E) ENE remaining current on certain parking, building, and common area services agreements. The initial forbearance agreement was subsequently amended twice to, among other things, extend the forbearance period until April 30, 2003 and May 31, 2003, and reduce the amount of rent payable and space occupied by ENE and its affiliates. The initial forbearance agreement then was further amended in May 2003 to (a) effectively extend the forbearance period until March 31, 2004, (b) provide for a sale of the Enron Building pursuant to an auction to be conducted under the supervision of the Bankruptcy Court on a date not later than November 15, 2003, (c) provide for a deed in lieu of foreclosure of the Enron Building to JPMCB, as agent for the banks, on December 31, 2003 if the auction sale has not been consummated, (d) provide for the form of lease to be entered into by the new owner of the Enron Building upon a title transfer under either preceding clause (b) or (c), with such lease expiring March 31, 2004 and being on substantially the same economic terms for the same occupancy as provided in the amended forbearance agreement, and (e) provide the methodology for calculating any deficiency claim, taking into account the sales price of the Enron Building in the auction or its appraised value in the event of a deed in lieu of foreclosure.

               On September 2, 2003, an affiliate of JPMCB, as subagent for the bank syndicate, credit bid $90 million to foreclose upon the interests of Brazos in the Enron Building. The foreclosure does not affect the interests of ENE and its affiliates in the Enron Building or the sale of the Enron Building contemplated by the forbearance arrangements described above. The occupancy rights of ENE and its affiliates remain protected under the terms of such forbearance arrangements.

         21. ENRON CORP. "EQUITY FORWARDS"

               a. LEGAL STRUCTURE. ENE entered into certain agreements with various counterparties that have at times been referred to as "Equity Forwards" and "Equity Swaps" and purport to provide, in general and among other terms, that ENE would purchase a specified number of shares of its common stock at a fixed price on a pre-set future date, or ENE would make periodic payments on pre-set future dates based on a contractual formula tied to the price of its common stock.

               b. SIGNIFICANT POTENTIAL LIABILITIES OF THE DEBTORS. In connection with the foregoing, a claim has been asserted by one counterparty alleging that ENE obligated itself under an agreement which purports to provide for a note payable obligation to the counterparty in an amount in excess of $173 million, and claims have also been asserted by at least two other counterparties alleging that ENE is liable to them under agreements in amounts totaling in excess of $125 million.

         22. ENRON EQUITY CORP.

               a. LEGAL STRUCTURE. In December 1994, ENE formed Enron Equity to hold indirect interests in certain international assets and to issue preferred stock through a private placement to third-party investors. Enron Equity sold 880 shares of 8.57% preferred stock for $88 million. Enron Equity used the funds received in the private placement to purchase investments, including (1) $35,568,509 of 9.142% Perpetual Second Preferred Stock of ENE, (2) an 8.645% 5-year, fixed rate senior unsecured note of ENE in the amount of $59,280,848,
(3) an 8.831% 30-year, fixed rate senior unsecured note of ENE in the amount of $22,651,212 and (4) a 5-year warrant to purchase an additional $59,280,848 of 8.645% 5-year, fixed rate senior unsecured notes of ENE. In April 1996, Enron Equity sold 150 shares of 7.39% preferred stock for $15 million. Enron Equity used the funds received to purchase additional notes from ENE.

               b. STRUCTURE DIAGRAM AS OF INITIAL PETITION DATE.

                                    (GRAPH)

                                     -------------------   100%
                                             ENE         -------
                                     -------------------       |
                                              |                |
                                              | 85%            ----------
                                              | Common            ACFI
                                              | Stock          ----------
                        $103mm Pref.          |                 |
    -------------------   Shares     -------------------        |
     3rd Party Holders  ------------  Enron Equity Corp  --------
    -------------------              -------------------   15%
                                                           Common
                                                           Stock

               c. SIGNIFICANT ASSETS ASSOCIATED WITH THE STRUCTURE. Based on a preliminary review of currently available books and records, Enron Equity currently holds (i) approximately $20 million; (ii) the ENE debt and preferred stock obligations described above; and (iii) equity interests in the following:
(a) ECT Columbia Pipeline Holdings 1 Ltd. which holds, primarily, an intercompany receivable from ENE; (b) EHC, a Debtor, which will not make a distribution under the Plan to its equity holders; (c) EGPP, a Debtor, which will not make a distribution under the Plan to its equity holders; and (d) Enron Dominican Republic Ltd. and Enron Dominican Republic Operations Ltd. each of which hold a portion of SECLP.

               d. SIGNIFICANT POTENTIAL LIABILITIES OF THE STRUCTURE. The holders of the preferred stock can demand redemption after Enron Equity fails to pay dividends for six consecutive quarters. The holders of at least 80% of the preferred stock demanded redemption in May 2003.

               e. SIGNIFICANT POTENTIAL LIABILITIES OF DEBTORS. ENE note and preferred stock obligations as described above.

         23. ENRON FUNDING CORP./MONTE

               a. LEGAL STRUCTURE. Enron Funding, a Delaware corporation and a wholly owned subsidiary of ENE, entered into the CP Program, pursuant to which Enron Funding issued up to $350 million in U.S. dollar denominated, short-term promissory notes ("CP Notes") in the commercial paper market to qualified institutional buyers and accredited investors. The CP Notes had varying maturity dates ranging up to 85 days, carried an S&P rating of A-1+ and a Moody's rating of P-1, and were unsecured. Enron Funding's obligations to pay the CP Notes on maturity were guaranteed by ENE. The aggregate face amount of all outstanding CP Notes could not exceed the amount of funds available under the Liquidity Facility (as described below) less $5 million. Each CP Note was sold at a discount and, thus, the net proceeds received by Enron Funding was less than the face value of each CP Note. The net proceeds from the CP Program, to the extent not used to repay maturing CP Notes, were loaned by Enron Funding to ENE on an unsecured basis.

               The CP Program was backed by Enron Funding's $355 million Liquidity Facility. The Liquidity Facility was led by Barclays and syndicated to several banks that had ratings from S&P and Moody's of A-1+ or P-1, respectively. Under the Liquidity Facility, the banks provided immediately available funds to Enron Funding to pay amounts due upon maturity of the CP Notes and, except at the maturity of the CP Program, to allow Enron Funding to make working capital loans to ENE under the Enron Revolving Credit Facility (as discussed below). Enron Funding's payment obligations under the Liquidity Facility were guaranteed by ENE.

               To insure against losses incurred for any unpaid amounts under the Liquidity Facility, the banks thereunder obtained a $355 million Credit Insurance Policy from Winterthur, an insurance company that syndicated the credit risk to seven other underwriters.

               To the extent Enron Funding had proceeds available from the Liquidity Facility and the CP Program, Enron Funding agreed to make certain loans to ENE of up to $355 million pursuant to the terms of the Enron Revolving Credit Facility. The principal amount of each loan made by Enron Funding to ENE under the Enron Revolving Credit Facility equaled the net proceeds received by Enron Funding from the corresponding issuance of CP Notes in the CP Program on such date. Each such loan made by Enron Funding to ENE carried a rate of interest per annum equal to (i) the discount rate at which the corresponding CP Notes were issued under the CP Program (as converted to an interest-bearing equivalent rate) plus (ii) an agreed margin. The loans issued by Enron Funding to ENE matured on the same date as the corresponding tranche of CP Notes issued by Enron Funding to the commercial paper market. ENE used the proceeds from the Enron Revolving Credit Facility for general corporate purposes.

               In the event the underwriters under the Credit Insurance Policy were required to pay the banks for a claim made under the Credit Insurance Policy, then (i) ENE and Enron Funding were obligated to pay the underwriters for such claimed amounts pursuant to an indemnity, (ii) ENE and Enron Funding were obligated to pay a step up premium to the insurers pursuant to certain premium adjustment agreements, (iii) the underwriters were entitled to exercise a right to subrogation to the rights of the banks to receive payment from Enron Funding for the amount of the claim paid by the underwriters, (iv) Enron Funding was obligated to pay (to the extent it has funds to do so) the underwriters for the amounts subrogated by the underwriters under the Liquidity Facility pursuant to a note payable to the underwriters, and (v) to the extent Enron Funding is unable to pay the amounts owed under the note payable to the underwriters, ENE guaranteed such payment.

               In December 2001, Enron Funding made two draws on the Liquidity Facility in the aggregate principal amount of $58,290,000 to repay certain CP Notes. The underwriters under the Credit Insurance Policy paid the banks for such amount in accordance with the terms of the Credit Insurance Policy.

               b. STRUCTURE DIAGRAM AS OF INITIAL PETITION DATE.

          ---------------  Indemnification and     -------------
             Winterthur         Guaranty
           International   ----------------------       ENE      -----------
           Insurance Co.             ------------                          |
 Credit   ---------------            |             -------------           |
Insurance                            |                |    |               |
 Policy   ---------------     P&I    |                |    |               |
              Barclays               | Guarantee      |    |               | CP
              Bank, plc   ------------                |    |               | Guaranty
            (Bank Agent)                             $|    |$              |
          ---------------                             |    |               |
                 |                                    |    |               |
                 |                                    |    |               |
                 |                                    |    |               |
          ---------------     $355 MM 364-Day      -------------   $    ----------------   $    -----------------
             Liquidity      Liquidity Facility         Enron     -----    *Commercial    -----     Commercial
               Banks       --------------------       Funding    -----   Paper Dealers/  -----   Paper Investor:
          ---------------                          -------------  P&I     Paying Agent    P&I         A1/P1
                                                                        ----------------        -----------------

               c. SIGNIFICANT ASSETS. Enron Funding has approximately $400,000 of cash and a receivable from ENE in the amount of approximately $58 million relating to unpaid advances under the Enron Revolving Credit Facility.

               d. SIGNIFICANT POTENTIAL LIABILITIES OF THE STRUCTURE. Enron Funding has the obligation to pay the principal and interest on the outstanding amounts advanced under the Liquidity Facility. Barclays has claimed approximately $192,000 under the Liquidity Facility in unclaimed fees and expenses.

               Enron Funding has the contingent obligation to indemnify Barclays, as the bank insurance agent, for any damages arising out of or related to the Credit Insurance Policy or the Liquidity Facility pursuant to the terms of an indemnity agreement dated as of March 6, 2000, by and between Enron Funding, ENA, and Barclays.

               Enron Funding is obligated to pay the underwriters under the Credit Insurance Policy for any amounts paid by the underwriters to the banks for claims made under the Credit Insurance Policy under the terms of (i) a Deed of Indemnity dated as of March 6, 2000, (ii) a promissory note entered into to evidence the underwriters' right of subrogation, and (iii) certain premium adjustment agreements under which Enron Funding are obligated to pay a "step-up premium" in an amount equal to a specified percentage of the claim amount, but in the case of (i) and (ii) above only to the extent it has funds available for such payment which are not then needed to pay maturing CP Notes.

               Enron Funding has the obligation to pay a fee to ENE for its duties as servicing agent under the terms and conditions of that certain administrative services agreement dated as of March 6, 2000, by and between Enron Funding and ENE, as servicing agent.

               e. SIGNIFICANT POTENTIAL LIABILITIES OF DEBTORS. ENE guaranteed the obligations of Enron Funding under a number of different guarantees and indemnities in favor of: (i) Chase Manhattan Bank, as issuing and paying agent for the CP Notes and as a fiduciary for certain purposes for the holders of the CP Notes, (ii) the holders of the CP Notes, (iii) Barclays, as administrative agent on behalf of the banks under the Liquidity Facility, (iv) Barclays, as bank insurance agent under the Liquidity Facility, (v) the banks who are lenders under the Liquidity Facility, (vi) the parties indemnified under the Liquidity Facility, and (vii) the underwriters pursuant to the Deed of Indemnity for any amounts paid under the Credit Insurance Policy.

               ENE was also obligated to pay (i) the principal and interest due on the aggregate outstanding loans made by Enron Funding to ENE under the Enron Revolving Credit Agreement, and (ii) a monthly lender facility fee to Enron Funding based upon the maximum amount ENE was entitled to borrow under the Enron Revolving Credit Agreement.

         24. ENRON TEESIDE OPERATIONS LTD.

               a. LEGAL STRUCTURE

                    (i) ETOL I & II. As part of these transactions, RBSF purchased B shares of TOH4L. RBSF financed this purchase through the issuance of approximately GBP 161.5 million in senior and subordinated debt and approximately GBP 5.6 million in equity. At closing, RBSF entered into a total return swap with ENE under which RBSF and ENE agreed to make payments to one another based on (i) the distributions received by RBSF on the B shares and (ii) the amounts owed by RBSF on its senior and subordinated debt. If on any date when interest or principal are due under RBSF's debt agreements the distributions received by RBSF on the B shares exceeds principal and interest due, then RBSF will pay the excess distributions to ENE under the swap. If, on the other hand, distributions received on the B shares are less than the principal and interest payments due, then ENE shall pay RBSF an amount equal to the shortfall.

               In connection with RBSF's purchase of the B shares of TOH4L, ESBFL granted RBSF a right to put the B shares to ESBFL upon the occurrence of an event of default or other event that causes an early termination of the total return swap with ENE. ENE guaranteed ESBFL's obligations under such put agreement.

               As part of the ETOL I & II transactions, TOH4L provided a loan of GBP 141.6 million to EEL. ENE guaranteed EEL's obligations under this loan.

                    (ii) ETOL III. In the ETOL III transaction, Sideriver, a company incorporated under the laws of England and Wales, purchased C shares in TOH2L, a private company incorporated in England and Wales. As part of its financing efforts, Sideriver borrowed GBP 29.76 million from RBS. Sideriver simultaneously entered into a total return swap with ENE under which Sideriver and ENE agreed to make payments to one another based on (i) the distributions received by Sideriver on the C shares and (ii) the amounts owed on its debt to RBS. If on any date when interest or principal are due under the debt agreement the distributions received by Sideriver on the C shares exceed principal and interest due to RBS, then Sideriver will pay the excess distributions to ENE. If, on the other hand, distributions are less than the principal and interest payments due, then ENE shall pay Sideriver an amount equal to the shortfall. The aggregate principal balance due under Sideriver's debt agreement with RBS is approximately GBP 27.96 million.

ESBFL granted Sideriver a right to put the C shares to ESBFL, and ENE guaranteed ESBFL's obligations under such put agreement

               b. STRUCTURE DIAGRAM AS OF THE INITIAL PETITION DATE.


                                 ETOL I AND II

                                                    --------------------                  ENE Guarantee
                  |--------------------------------                                    of IntraGroup Loan
                  |                                          ENE         ------------------------------------------------------
                  |  |-----------------------------                                                                           |
                  |  |                              --------------------                                                      |
                  |  |                                        |                                                               |
                  |  |                                        | 100% Equity                                                   |
         Total    |  |                              --------------------                                                      |
         Return   |  |                              INTERMEDIATE HOLDING                                                      |
         Swap     |  |                                    COMPANIES                                                           |
                  |  |                              --------------------                                                      |
                  |  |  Guarantee of                          |                                                               |
                  |  |  B Shares Put                          | 100% Ord Shares        IntraGroup Loan                        |
                  |  |                              --------------------                  L 141.57m                           |
                  |  |                                       EEL          -------------------------------------------------   |
                  |  |                              --------------------                                                  |   |
                  |  |                                        |                                                           |   |
                  |  |                  100% Ord Shares       |           100% Ord Shares                                 |   |
                  |  |                 ---------------------------------------------------                                |   |
-------           |  |                 |                                                 |                                |   |
  RBS    -------- |  |              -------                     A Shares              -------                             |   |
-------         | |  |           --  ESBFL                      ---------------------  TOH2L  ----------                  |   |
    100% Ord    | |  |           |  -------                     |                     -------          |                  |   |
     Shares     | |  |     Loan  |                              |                                      | 100% Ord Shares  |   |
                | |  |     Note  |                              |                                  ---------              |   |
               --------         | B Shares Put              ---------                                TOH3L                |   |
                        ---------                                                                  ---------              |   |
                 RBSF   -----------------------------------   TOH4L   ---------------------------------------------------------
                                  100% B Shares
               --------                                     ---------
                 |  |                                    100%  |  |  100%
L 138.55m        |  |                    L 22.97m        Ord   |  |  Pref
Senior Loan      |  |                  Subordinated     Shares |  |  Shares                                         --------------
        ---------   -----------------     Loan              ---------                                   -----------  WILTON TRUST
        |                           |                                                                   |           --------------
     -------                  --------------                   TOHL   -------                           |        100% Ord Shares
     SENIOR                    SUBORDINATED                                 |                  ---------
     LENDERS                     LENDERS                    ---------       |                     TIL
     -------                  --------------                                |                  ---------
                                                         73.5m A Ord         ----------    1.5m B Ord Shares/
                                                         Shares/                ETOL      2% Economic Interest
                                                         98% Economic        ----------
                                                         Interest

L=Pounds

                                    ETOL III

                                    (GRAPH)

                                                                   -----------------------
                                       ___________________________          ENE
                                      |    Total Return Swap       -----------------------
                                      |                                      |
                                      |                                      |  100% Equity
                                      |                             ----------------------
                                      |                              INTERMEDIATE HOLDING
                                      |                                  COMPANIES
                                      |                             ----------------------
                                      |                                      |
                                      |         29,223 Floating              |  100% Ord Shares     Guarantee of
                                      |          Rate A Shares      ----------------------          EIL Loan
                                      |     _________________________       EEL           ___________
                                      |     |                       ----------------------          |
     -------                          |     |                                |                      |     ---------
       RBS                            |     |                                |                      |        EIL
     -------\ 100% B Shares           |     |                                |                      |    /---------
             \__________              |     |            100% Ord Shares     |  100% Ord Shares     |   /
                        \             |     |               _______________________________         |  /  L 1.34m Loan
                         \            |     |               |                             |         | /
---------    L 29.76m    -------------------------       -------                        --------------
 LENDERS ________________          SIDERIVER      _______ ESBFL                              TOH2L
---------                -------------------------       -------                        --------------
                                      |                                                        |
                                      |         C Shares Put                                   |
                                      |_________________________________________________________
                                                               28.38m C Shares
L=Pounds

               c. SIGNIFICANT ASSETS ASSOCIATED WITH THE STRUCTURE. The significant asset related to ETOL I and II was ENE's indirect interest in ETOL, represented by the TOH4L B shares. The B shares had a fixed rate of return and the residual economics of TOH4L that did not flow to RBSF through the B shares was owned by TOH2L. These residual economics, represented by the TOH2L C shares, were monetized in the ETOL III transaction.

               d. SIGNIFICANT POTENTIAL LIABILITIES OF THE STRUCTURE. As part of ETOL I and II, RBSF issued GBP 141.5 million in senior debt and GBP 23 million in subordinated debt. Sideriver owes GBP 27.96 million to RBS in the ETOL III transaction.

               e. SIGNIFICANT POTENTIAL LIABILITIES OF DEBTORS. ENE entered into total return swaps with RBSF and Sideriver as part of these transactions, as discussed above, as well as guarantees for the benefit of RBSF, EEL, and Sideriver.

         25. FF&E SYNTHETIC LEASE

               a. LEGAL STRUCTURE. On March 29, 2001, ENE entered into a synthetic lease with GECC on certain furniture, fixtures, and equipment located at the Enron Building, and allowing for the future financing of furniture, fixtures, and equipment to be located at Enron Center South. The initial financing, which occurred at the closing, was approximately $14 million, and refinanced collateral that was previously involved in a synthetic lease with Sumitomo Bank Leasing and Finance, Inc.

               On June 29, 2001 and September 26, 2001, ENE financed additional furniture and fixtures in connection with Enron Center South in the aggregate amount of approximately $7.5 million. Although the documents provided GECC the ability to assign its rights to a commercial paper conduit, ENE is not aware of any such assignment taking place.

               b. STRUCTURE DIAGRAM AS OF THE INITIAL PETITION DATE.

                                    (GRAPH)


------------------    \
       ENE             \  "Lease"
------------------      \
        |                \
        |                 \ ------------------
        | 100%              GECC
        |                 / ------------------
        |                /
------------------      / Lien
       FF&E            /
    COLLATERAL        /
------------------


               c. SIGNIFICANT ASSETS ASSOCIATED WITH THE STRUCTURE. Although the documentation is phrased as a lease for accounting purposes, the parties acknowledged that ENE continued to own the assets, subject to the lien of GECC.

               d. SIGNIFICANT POTENTIAL LIABILITIES OF THE STRUCTURE. At the Initial Petition Date, approximately $21.5 million was outstanding in connection with this facility.

               e. SIGNIFICANT POTENTIAL LIABILITIES OF DEBTORS. During the existence of the financing, ENE had various obligations including, but not limited to, payment of rent, insurance, maintenance, and taxes. ENE's current obligations are set forth in the stipulations discussed below.

               f. STRUCTURE RESOLUTION. On January 22, 2002, ENE entered into a stipulation with GECC providing for the payment of adequate protection to GECC for the continued use of the collateral. On January 16, 2003, ENE and GECC entered into a stipulation relating to the sale of certain collateral encumbered by the GECC liens located in the Enron Building, which among the things, established the value of the collateral located in the Enron Building, provided GECC with an allowed secured claim relating to the sale of such collateral, provided GECC with the payment of the proceeds derived from the sale of such collateral, and amended the adequate protection stipulation previously entered into between the parties. ENE continues to use the collateral located at the Enron Building that is subject to GECC's lien, and continues to pay the stipulated amount of adequate protection to GECC.

         26. FUJI SOFTWARE LEASE

               a. LEGAL STRUCTURE. On June 25, 1993, ENE entered into a synthetic lease with Fuji relating to certain of ENE's internally developed software. The documents relating to the software lease were amended a number of times, most recently on June 28, 2001, to effect, among other things, a refinancing of the facility.

               b. STRUCTURE DIAGRAM AS OF THE INITIAL PETITION DATE.

                                    (GRAPH)

------------------    \
       ENE             \  "Lease"
------------------      \
        |                \
        |                 \ ------------------
        | 100%                    FUJI
        |                 / ------------------
        |                /
------------------      / Lien
     SOFTWARE          /
    COLLATERAL        /
------------------

               c. SIGNIFICANT ASSETS ASSOCIATED WITH THE STRUCTURE. Although the documentation is phrased as a lease for accounting purposes, the parties acknowledged that ENE continued to own the software, subject to the lien of Fuji.

               d. SIGNIFICANT POTENTIAL LIABILITIES OF THE STRUCTURE. At the Initial Petition Date, approximately $44 million was outstanding in connection with this facility.

               e. SIGNIFICANT POTENTIAL LIABILITIES OF DEBTORS. During the existence of the financing, ENE had various obligations including, but not limited to, payment of rent, insurance, and taxes.

               f. STRUCTURE RESOLUTION. On March 27, 2003, the Bankruptcy Court entered an agreed order approving a settlement between ENE and Fuji. The settlement provided for the payment of $39.5 million to Fuji and its affiliates and provided for an Allowed General Unsecured Claim in favor of Fuji in the amount of $8 million, in return for certain releases from Fuji.

         27. GALLUP/KACHINA

               a. LEGAL STRUCTURE. ECS is the owner of the Class A membership interests in ECC LLC and its managing member.

                    (i) PROJECT KACHINA. As of June 30, 1999, ECS assigned and contributed to ECC LLC (i) all of ECS's interests in and to certain electric motor drivers and appurtenant equipment located at Transwestern's Bisti Compressor Station and Bloomfield Compressor Station in New Mexico and (ii) all of ECS's rights and obligations in and to certain related contracts, including compression services agreements, operations maintenance agreements, and PPAs.

               As consideration, ECC LLC issued Class B membership interests to ECS, which ECS assigned to Echo, a third-party equity investor, for a net payment of $6.7 million. The Class B membership interests entitle Echo to a sharing ratio of 81% in ECC LLC's Kachina business, while ECS, as the owner of the Class A membership interests, has a 19% sharing ratio in ECC LLC's Kachina business.

                    (ii) PROJECT GALLUP. As of March 30, 2000, ECS assigned and contributed to ECC LLC (i) ECS's right, title, interest and claim to a certain electric motor driver and appurtenant equipment located at Transwestern's Gallup Compressor Station in New Mexico, and (ii) all of ECS's rights and obligations in and to certain related contracts, including a compression services agreement, operations maintenance agreement, and PPA (subject to some exceptions).

               As consideration, ECC LLC issued Class C membership interests to ECS, which ECS assigned to Echo for a net payment of $4.5 million. The Class C membership interests entitle Echo to a sharing ratio of 95% in ECC LLC's Gallup business, while ECS, as the owner of the Class A membership interests, has a 5% sharing ratio in ECC LLC's Gallup business.

               Under agreements for both the Kachina and Gallup projects, ECC LLC provides compression services to Transwestern in exchange for a specified amount of natural gas and an annual service charge. ECC LLC sells the natural gas to ECS pursuant to an Enfolio Master Firm Purchase Agreement for a fixed price. ECS in turn sold the gas to ENA pursuant to an Enfolio Master Firm Purchase Agreement; however, that agreement was terminated on or after the Initial Petition Date.

               As of the Initial Petition Date, ENA and Echo were parties to an interest rate swap in connection with the Gallup structure pursuant to which Echo pays ENA a fixed rate (8.48%) and ENA pays Echo floating LIBOR + 1.25%. The swap has not been terminated, and ENA is exposed to fluctuations in LIBOR rates.

               b. STRUCTURE DIAGRAMS.


                  (i)      KACHINA

                                    (GRAPH)

ECS-Enron Compression Services Company   -------  -------
ECHO-EMP Echo, L.L.C.                     DEBT    EQUITY
LLC-ECS Compression Company, L.L.C.      -------  -------
TW-Transwestern Pipeline Company            \      /
                                             \    /
                                              \  /
                      -----------------  ----------------
                             ECS              ECHO
                      (MANAGING MEMBER)  (GENERAL MEMBER)
                      -----------------  ----------------
                               \              /
                                \            /
                                 \          /
                              19% \        /81%
                                   \      /           Compression
                                    \    /              Service
                   Power(e)          \  /               (Hp-hrs)
  ---------------- _________   -----------------      ____________    ----------------
     UTILITIES     _________         ECC LLC          ____________           TW
  ----------------     $       -----------------        Btus and      ----------------
                                    |    |       \  \ Annual Charge
                               Btus |    |  $     \  \
                                    |    |       O \  \
                        $           |    |        & \  \ $
      ------------   _______   -----------------   M \  \              ----------------
          ENA        _______         ECS              \  \ ----------         TW
      ------------     Btus    -----------------                       ----------------

                  (ii)     PROJECT GALLUP

                                  [FLOW CHART]


ECS-Enron Compression Services Company   -------  -------
ECHO-EMP Echo, L.L.C.                     DEBT    EQUITY
LLC-ECS Compression Company, L.L.C.      -------  -------
TW-Transwestern Pipeline Company            \      /
ENA-Enron North America Corp.                \    /
                                              \  /
                      -----------------  ----------------         Fixed          ------------------
                             ECS              ECHO         ___________________
                      (MANAGING MEMBER)  (GENERAL MEMBER)   Interest Rate Swap          ENA
                      -----------------  ----------------  ___________________   ------------------
                               \              /                  Floating
                                \            /
                                 \          /
                               5% \        /95%
                                   \      /           Compression
                                    \    /              Service
                   Power(e)          \  /               (Hp-hrs)
  ---------------- _________   -----------------      ____________    ----------------
     UTILITY       _________        ECC LLC           ____________           TW
  ----------------     $       -----------------        Btus and      ----------------
                                    |    |       \  \ Annual Charge
                               Btus |    |  $     \  \
                                    |    |       O \  \
                       $            |    |        & \  \ $
  ---------------- __________  -----------------   M \  \              ----------------
       ENA         __________        ECS              \  \ ----------         TW
  ----------------    Btus     -----------------                       ----------------

               c. SIGNIFICANT ASSETS ASSOCIATED WITH THE STRUCTURE. ECC LLC owns the compressor motors and equipment located at the Bisti and Bloomfield Compressor Stations and at the Gallup Compressor Station and associated contracts.

               d. SIGNIFICANT POTENTIAL LIABILITIES OF THE STRUCTURE. Certain potential tax obligations of ECC LLC are to be determined.

               e. SIGNIFICANT POTENTIAL LIABILITIES OF DEBTORS. ENE indemnified Echo for certain liabilities relating to Echo's ownership interest in ECC LLC.

      28. HAWAII

               a. LEGAL STRUCTURE. At the Initial Petition Date, Project Hawaii consisted of nine separate asset monetizations through either Hawaii I or Hawaii
II. Hawaii I was established as a nine-month revolving facility and Hawaii II was established as a two-year revolving facility.

               Each monetization involved five to six individual parties: a Sponsor, which was ENE or an ENE consolidated subsidiary that desired to monetize the present value of an asset; an Asset LLC and a Transferor LLC (each formed by the Sponsor); either Hawaii I or Hawaii II; a Swap Counterparty (usually ENA), and a Guarantor (where required, ENE).

               Each Sponsor contributed an asset to a separate Asset LLC. In exchange for such contributions, the Sponsors received Class A membership interests in the various Asset LLCs and a right to receive a special distribution on the closing date but after the closing time for the transaction. A Class A interest represents 100% of the voting power, with certain restrictions, of such Asset LLC and the right to receive .01% of all distributions made by the Asset LLC.

               Each Asset LLC issued its Class B membership interest to the Transferor LLC in return for the contribution of a promissory note from the Transferor LLC. The Class B interests are non-voting. Each Transferor LLC assigned the Class B interest to a series of either Hawaii I or Hawaii II.

               Hawaii I and Hawaii II were initially formed with a contribution of $100 by CIBC in return for a beneficial interest certificate, CIBC, in its capacity as holder of the beneficial interest certificate, then directed the Owner Trustee (Wilmington) to establish a separate series of the applicable trust to purchase and separately account for and hold each Class B interest.

               Hawaii I and Hawaii II are each a party to a credit facility, each dated November 20, 2000, each among CIBC, as administrative agent, CIBC World Markets Corp., as sole lead arranger and bookrunner, First Union National Bank and SAN PAOLO IMI S.p.A, as co-arranger, BNP Paribas, as syndication agent, Bayerische, as documentation agent, and the lenders party thereto. (30)


--------
(30) The Hawaii I Credit Facility had a committed amount of $165 million, and the Hawaii II Credit Facility had a committed amount of $385 million.

               In order to finance the purchase of Class B interests, Hawaii I and Hawaii II (i) issued Series Certificates of Beneficial Ownership to CIBC and
(ii) drew down advances under the Credit Facilities. The aggregate cash purchase price for all Series Certificates purchased by CIBC, in its capacity as holder of the Series Certificates of Beneficial Ownership, was $18,733,305.(31) Interest accrues on the Series Certificate at an aggregate rate equal to 15% per annum. Through separate tranches under each Credit Facility, Hawaii I and Hawaii II drew down aggregate principal amount equal to $436,430,114.(32) The interest rate payable under the Credit Facility is equal to (i) a rate not higher than the Federal Funds Rate plus 0.5%, in the case of base rate advances, and (ii) the LIBOR rate for the applicable one-, two- or three-month periods (as selected by the applicable trust) plus 0.55% (Hawaii I) or 0.75% (Hawaii II), in the case of LIBOR rate advances.

               Upon receipt of the proceeds of the sale of the Class B Membership interest from the applicable trust, the Transferor LLC paid the note to the Asset LLC. Upon receipt of the payment on the note, the Asset LLC made a special distribution to the Sponsor. The Sponsors received an aggregate amount in special distributions equal to $455,163,419.

               In connection with each purchase of a Class B interest, ENA (or in limited circumstances, ENE) and the applicable trust entered into a total return swap agreement, pursuant to which (i) on each interest payment date under the Credit Facility (x) ENA paid the applicable trust all interest and other sums due to the lenders on such date and (y) the applicable trust paid to ENA all monies or other consideration received with respect to the Class B interest as of such date less any amounts payable on the Series Certificate on such date and (ii) on the maturity date of the loans under the Credit Facility, (x) ENA paid to the applicable trust all principal, interest, and other sums due to the lenders on such date and (y) the applicable trust paid to ENA all funds on hand on such date, less any amounts payable to CIBC, as the holder of the Series Certificate. The lenders have priority over CIBC, in its capacity as holder of the Series Certificate with respect to all distributions to be made by Hawaii I or Hawaii II, and consequently the swap agreement provides credit support only for the loans under the Credit Facility. Payments made by ENA to Hawaii I or Hawaii II under the swap agreement cannot be applied in repaying CIBC, in its capacity as holder of the Series Certificate, or paying accrued yield on the Series Certificate.

         b. STRUCTURE DIAGRAM AS OF INITIAL PETITION DATE.

                                    (GRAPH)

                ------------------------------------
     ___________ ENE or ENE Consolidated Subsidiary __________
     |          ------------------------------------          |
     |                     |   |                              |
     |                     |   |  Class A Membership Interest |
     |               Asset |   |  (100% voting in Asset LLC   |
     |                     |   |  and .01% economic interest) |
     |                     |   |  and $                       |
     |                  ------------                          |
     |                     Asset                              | 100% Interest
     |                      LLC                               |
     |                  ------------                          |
     |                     |   |                              |
     |  Class B Membership |   |                              |
     |  Interest (99.99%   |   |                              |
     |  economic interest  |   | $                            |
     |  in Asset LLC and   |   |                              |
     |  no voting)         |   |                              |
-------------------     ------------                          |
 Total Return Swap       Transferor ___________________________
  from ENE or ENA           LLC
(Guaranteed by ENE)     ------------
-------------------        |   |
     |  Class B Membership |   |
     |  Interest (99.99%   |   |
     |  economic interest  |   |      ----------------
     |  in Asset LLC and   |   | $     Equity Holders
     |  no voting)         |   |      ----------------
     |                     |   |        / /
     |                     |   |       / /
     |                     |   |      / /
     |                     |   |  $  / /
     |                     |   |    / /  Equity Certificate
     |                     |   |   / /
     |                  --------------         $        ---------------
     _________________   Hawaii 125-0 _________________  Bank Revolver
                            Trust     _________________
                        --------------      Note        ---------------
--------
(31) $12,733,305 of Series Certificates were issued for Hawaii II and $6 million for Hawaii I.

(32) $273,998,298 was drawn under the Hawaii II Credit Facility and $162,431,816 was drawn under the Hawaii I Credit Facility.

         c. SIGNIFICANT ASSETS ASSOCIATED WITH THE STRUCTURE.

                    (i) SERIES MCGARRET Q. McGarret III, L.L.C., as the Asset LLC, holds a Special Warrant to purchase 2,791,800 shares of non-voting common stock of New Power Holdings, Inc. at a price of $0.05 per share.

                    (ii) SERIES MCGARRET R. McGarret II, L.L.C., as the Asset LLC, holds a Special Warrant to purchase 8,458,200 shares of non-voting common stock of New Power Holdings, Inc. at a price of $0.05 per share.

                    (iii) SERIES MCGARRET S. McGarret I, L.L.C., as the Asset LLC, holds a Special Warrant to purchase 6,766,400 shares of the non-voting common stock of New Power Holdings, Inc. at a price of $0.05 per share.

                    (iv) SERIES MCGARRET I. McGarret VIII, L.L.C., as the Asset LLC, holds a Class C Membership Interest in EBS Content Systems L.L.C.

                    (v) SERIES MCGARRET J. McGarret X, L.L.C., as the Asset LLC, holds a Class A Membership Interest in LE Hesten Energy LLC.

                    (vi) SERIES MCGARRET L. McGarret XII, L.L.C., as the Asset LLC, holds a Series A Porcupine Certificate of Tahiti Trust in the amount of $30 million representing a fractional interest in a $259,212,085 Porcupine Note made payable to Pronghorn I, LLC by Porcupine I LLC.

                    (vii) SERIES MCGARRET T. McGarret XI, L.L.C., as the Asset LLC, holds approximately $25.4 million, the proceeds of the sale of 100% of the outstanding shares of common stock in CGas Inc.

                    (viii) SERIES MCGARRET U. McGarret XIII, L.L.C., as the Asset LLC, holds a Series Porcupine B Certificate of Tahiti Trust in the amount of $20 million, which represents a fractional interest in a $259,212,085 Porcupine Note made payable to Pronghorn I, LLC by Porcupine I LLC.

                    (ix) SERIES MCGARRET V. McGarret VI, L.L.C., as the Asset LLC, holds a Class B Certificate representing a $15 million beneficial interest in European Power Limited Company. The Amended and Restated Trust Agreement of European Power Limited Company controls the transfer of this Class B Certificate. Enron European Power Investor LLC, as the Sponsor, remains the record holder of this certificate. The Sponsor is required to transfer legal title to the certificate upon request by the Asset LLC.

               d. SIGNIFICANT POTENTIAL LIABILITIES OF THE STRUCTURE. The amount outstanding under the Hawaii I Credit Facility is approximately $162 million. The amount outstanding under the Hawaii II Credit Facility is approximately $274 million.

               e. SIGNIFICANT POTENTIAL LIABILITIES OF DEBTORS. Under the swap agreements, ENA, where it is a party to such agreements, and ENE, as swap counterparty or guarantor, may be obligated for the difference between the amounts received by Hawaii I or Hawaii II in asset sales or other distributions from assets, and the amounts outstanding under the Credit Facilities.

         29. INAUGURATION/ELETROBOLT

               a. LEGAL STRUCTURE. Project Inauguration is a $475 million, 20-month term facility set up in December 2000 to (1) finance, develop, and construct Eletrobolt in the State of Rio de Janeiro, Brazil and (2) order for purchase four MHI natural gas turbines, two each of which were to be used in the development of the RioGen and Cuiaba II power plant projects in Brazil. Project Inauguration was set up to satisfy accounting requirements to allow off-balance-sheet treatment of certain types of construction loans.

               Project Inauguration was effected through a construction agency agreement between BPDT, ESAT, an indirect wholly owned subsidiary of ENE, and Wilmington (BPDT's administrative agent). The owner of the Eletrobolt project and the RioGen and Cuiaba II assets is BPDT, which is not an ENE affiliate. BPDT funded the construction of Eletrobolt and the purchase of the MHI turbines by issuing membership interests to John Hancock Life Insurance Company (3% of the funding) and through a credit agreement by issuing secured notes to a syndicate of 17 banks led by West LB (97% of the funding). The notes are secured by a pledge of all assets (Eletrobolt and the MHI turbines) and the collateral assignment of BPDT's rights under an ENE guaranty. BPDT appointed ESAT as its agent to oversee the planning, engineering and construction of both Eletrobolt and the MHI turbines.

               ENE provided a guaranty for ESAT's performance. Per accounting rules, the guaranty is limited to 89.9% of amounts outstanding, but increases to 100% under certain circumstances such as a bankruptcy filing by ENE.

               Under the construction agency agreement, ESAT (on the earlier of (i) the August 31, 2002 maturity date or (ii) prior to or at completion of Eletrobolt) had the option to repurchase the entire Project Inauguration, Eletrobolt itself, or the MHI turbines. In the event that ESAT exercised the purchase option for the entire Project Inauguration, the purchase price would be equal to an amount sufficient to repay the lenders and John Hancock in full. In the event that ESAT exercised the purchase option specifically for either Eletrobolt or the MHI turbines, the purchase price would be an amount sufficient to repay the lenders and John Hancock the outstanding balance remaining on the particular asset plus all other amounts due under any related Project Inauguration documents. In addition to the purchase options, ESAT had the option to lease the entire Project Inauguration, Eletrobolt itself, or the MHI turbines from the Trust for a term of 5 years.

               b. STRUCTURE DIAGRAM AS OF INITIAL PETITION DATE.

                                    (GRAPH)

                                      --------------
-------------                          John Hancock             ----------------
 Enron Corp                              (EQUITY)                WLB as Lenders
 (GUARANTOR) _______Enron             --------------                 Agent
-------------      Guarantee                |                        (DEBT)
                       |                    |                   ----------------
                       |                100% Owned                     |
                       |                    |                          |
                       |____________ -------------------               |
---------------------                  BrazilianPower                  |
 Enron South America                     Development                   |
    Turbine LLC      ________________        Trust      _______________|
     (AGENT)           Construction    (OWNER'S TRUST)
---------------------     Agency     -------------------
        \               Agreement            |
         \                                   |
 Construction Activities                    100%
           \       __________________________|________________________
      ------\-----|--------------------------|------------------------|--------
      |           |                          |                        |       |
      | ---------------------   ---------------------   --------------------- |
      | Enron Brazil Turbines    Enron Brazil Power     Enron Brazil Turbines |
      |        I Ltd              Holdings 20 Ltd             II Ltd          |
      |  RIOGEN FACILITY)       ELECTROBOLT FACILITY)    CUIABA II FACILITY)  |
      | ---------------------   ---------------------   --------------------- |
      |           |                         |                         |       |
      |           |                         | 100%                    |       |
      |           |                         |                         |       |
      |      ------------        ------------------------      ------------   |
      |      MHI TURBINES        Enron Brazil Holdings 20__    MHI TURBINES   |
      |          1&2             ------------------------  |       3&4        |
      |      ------------                   |              |   ------------   |
      |                                     |  100%        |                  |
      |                                     |              |                  |
    A |                            --------------------    |                  |
    S |                             Enron Brazil Power     |                  |
    S |   (under                    Investments 20 Ltd.   99.99%              |
    E | construction               --------------------    |                  |
    T |  management)                        |              |                  |
    S |                                     | .01%         |                  |
      |                                     |              |                  |
      |                         -------------------------  |                  |
      |                           SociedadeFluminense de   |                  |
      |                             EnergiaLtda (SFE)   ___|                  |
      |                             (379 MW PLANT)                            |
      |                         -------------------------                     |
       ------------------------------------------------------------------------


               c. SIGNIFICANT ASSETS ASSOCIATED WITH THE STRUCTURE. BPDT holds the assets of Project Inauguration (Eletrobolt and the MHI turbines). Until August 3, 2003, John Hancock owned 100% of BPDT at which time the lenders foreclosed on John Hancock's interests in BPDT. The lenders hold a security interest in the assets and in BPDT's rights under the ENE guaranty.

               BPDT has several subsidiary companies that control the day-to-day operations of the assets under Project Inauguration and work with ESAT to implement all construction activities. Specifically, Enron Brazil Power Holdings 20 Ltd. constructs Eletrobolt and also is the parent company of SFE (the company party to the Consortium Agreement, described below, that is responsible for converting the natural gas into electricity at Eletrobolt). Enron Brazil Turbines I Ltd. is responsible for oversight of the RioGen power plant project (incorporates 2 of the MHI turbines) and Enron Brazil Turbines II Ltd. is responsible for oversight of the Cuiaba II power plant project (incorporates the remaining 2 MHI turbines).

               BPDT also is the beneficiary of a $214.1 million promissory note from ENHBV.

               d. SIGNIFICANT POTENTIAL LIABILITIES OF THE STRUCTURE. BPDT was obligated to repay principal and interest on the notes issued to the lenders and yield on the certificates issued to John Hancock. BPDT was to meet this obligation from payments it was to receive in connection with ESAT's purchase option exercise, the receipt of proceeds under certain insurable events, and/or the receipt of payments under the 5-year lease option.

               As agent for BPDT, ESAT was responsible for supervising and managing the construction of Eletrobolt and the MHI turbines within an agreed-upon budget and time period. ESAT provided the budget, made all requests for money from the lenders and BPDT to pay construction costs, hired all engineers and contractors, and paid all workers. ESAT was required to indemnify BPDT, the lenders, and certain third parties against harm or loss only for acts or failures to act on ESAT's part.

               ESAT's obligations as the agent are guaranteed to BPDT by the ENE guaranty. The lenders have a security interest in BPDT's rights under the ENE guaranty and the assets within Project Inauguration.

               If upon the earlier of (i) August 31, 2002, or (ii) the completion of Eletrobolt, the MHI turbines or the entire Project Inauguration, ESAT had not exercised either of the purchase options or the lease option, BPDT could have exercised a remarketing option whereby ESAT would be responsible for performing actions necessary to remarket Project Inauguration to third parties and for paying a deposit amount, supported by the ENE guaranty, equal to 89.9% of the outstanding capital costs of Project Inauguration.

               To further market the electricity produced by Eletrobolt, SFE, Petrobras, and ECE entered into a Consortium Agreement whereby Petrobras supplies natural gas to SFE, SFE uses the natural gas to generate electricity, SFE supplies the electricity to ECE, and ECE markets the electricity to Brazilian consumers, collects and accounts the sale proceeds, and makes distributions to all Consortium Agreement parties pursuant to the terms of the Consortium Agreement. The members of the Consortium are SFE, Petrobras and ECE. The Consortium Agreement (and any related marketing arrangements) is completely independent from the construction agency agreement and any other transaction associated with the Project Inauguration financing. In addition, SFE receives an allocation, which consists of a fixed capacity payment (covers fixed costs, debt service, and return on equity) and an energy payment (covers variable costs). Petrobras is responsible for making up any shortfall in the SFE allocation if there are insufficient funds generated from the sale of the electricity. In exchange, Petrobras is paid for the cost of the fuel supplied and 25% of any upside beyond the SFE allocation and the cost of the fuel. ECE sells the electricity either in the spot market or through short-term bilateral contracts. In return for marketing electricity, collecting the funds and keeping track of the accounting, reporting and distribution of the funds pursuant to the Consortium Agreement, ECE receives 75% of any upside beyond the SFE allocation and the cost of the fuel.

               SFE owes ENHBV $214.1 million in the form of a promissory note and an import-finance agreement.

               e. SIGNIFICANT POTENTIAL LIABILITIES OF DEBTORS. ESAT's obligations as the agent are guaranteed to BPDT by the ENE guaranty. The lenders have a security interest in BPDT's rights under the ENE guaranty and the assets within Project Inauguration

               f. STRUCTURE RESOLUTION. On June 28, 2002, BPDT, West LB, ESAT, ENE, Enron Brazil Turbines II Ltd., Enron Brazil Turbines I Ltd., and equipment supplier MHI entered into a settlement agreement and mutual release to resolve the remaining payment and performance obligations under the Cuiaba and RioGen turbine purchase agreements. Following Bankruptcy Court approval, the settlement agreement became effective on August 16, 2002.

               Under the court-approved settlement agreement, MHI released all the parties to the Cuiaba and RioGen turbine purchase agreements from all claims and remaining payment and performance obligations, credited approximately $14.0 million paid to it for the Cuiaba turbines to the remaining $20 million due under the RioGen turbines and in exchange received a one-time payment of $6.0 million from the Trust to complete the RioGen turbines. The Cuiaba turbine purchase agreement was cancelled and BPDT presently has full title and possession of the RioGen turbines. Refer to Section IV.B.4.c., "Mitsubishi Heavy Industries" for further information.

               In addition to the prior settlement, on August 21, 2003, all parties to the Construction Agency Agreement, the Credit Agreement, and certain ancillary agreements entered into a Settlement Agreement and Mutual Release to resolve the payment and performance obligations in respect of the Eletrobolt power plant financing. The order approving the Settlement Agreement and Mutual Release was entered by the Bankruptcy Court on October 2, 2003. On October 30, the parties consummated the transactions contemplated by the Settlement Agreement and Mutual Release.

               Under the settlement agreement and mutual release, the various Enron parties agree to transfer their interests in the Eletrobolt power plant and the Consortium Agreement to SFE and West LB, as agent for the lenders. ENHBV will transfer the SFE note to West LB in exchange for the cancellation of the note payable by ENHBV to BPDT. Additionally, the Enron parties will receive approximately $11 million in respect of Consortium and ECE marketing activities and certain pledged amounts, and will participate in the monetization of certain receivables in respect of those marketing activities. The Enron parties will release BPDT and West LB, as agent for the lenders, from all liabilities and obligations in respect of the Eletrobolt transaction. The Enron parties receive mutual releases in respect of their obligations, including a release of ENE's guaranty of ESAT's obligations as agent for BPDT.

         30. INVESTING PARTNERS/STEELE

               a. LEGAL STRUCTURE. During 1997, ENE and BT (and its affiliates) formed Investing Partners to acquire and manage a portfolio of financial assets, including residual real estate mortgage interests, certain aircraft assets, ENE intercompany notes, equity interests of ENE affiliates, and corporate bonds.

               At or around the date of formation, Investing Partners borrowed $51.2 million from ENA and purchased $51.2 million of investment grade corporate bonds from BT. ENE indirectly contributed to Investing Partners, through its subsidiaries (ECT Investing Corp., ECT Investments Holding Corp., and ETS), $42.8 million of cash, an aircraft subject to debt of $42.6 million, preferred stock in ECT Equity Corp., and various intercompany receivables. The ENE subsidiaries received general and limited partnership interests in Investing Partners representing approximately 94.16% of the voting power and value of Investing Partners. BT and its affiliates became limited partners in Investing Partners and contributed $4.4 million of cash and $7.5 million of REMIC residual interests to Investing Partners. BT and its affiliates received limited partnership interests representing 5.84% of the voting power and value of Investing Partners and $4.5 million of Investing Partners debt securities.

               b. STRUCTURE DIAGRAM AS OF INITIAL PETITION DATE.

                                    (GRAPH)

                 ------------------------
                           ENE
                 ------------------------
                            |_______________________________
                            |                              |
                 ------------------------       ------------------------
_______________            ENA                     Enron Transportation
|                                                    Services Company
|                ------------------------       ------------------------
|                       |         |                /   |
|                       |         |               /    |
|       ----------------          ------------------   |                      ----------------                --------------
|       ECT Investing               ECT Investments    |                        BT Green, Inc.                 Bankers Trust
|          Corp.                      Holding Corp.    |
|       ----------------          ------------------   |                      ----------------                 --------------
|                       |         |                    |                              |                                     |
| General and Limited   |         |                    |                              |                                     |
| Partnership Interests |         |____________________|  (1) $3,049,531 Class B L.P. |         (1) $4,480,469 Class B L.P. |
| 94.16% vote and value |         |                           Interest                |             Interest                |
|                       |         |                       (2) $2.4 million Debt       |         (2) $3.6 million Debt       |
|                       |         |                                                   |                                     |
|                ------------------------                                             |                                     |
|                       Investing        ____________________________________________________________________________________
|                        Partners
|                ------------------------
|                 |                     |
|   $94 million   |                     |
|   Pref. Stock   |                     |
|                 |                     |
|                 |                     __________________________________________________________________________________________
|        ------------                     |                |        |        |                |                  |
|______      ECT                    ---------------   ------------  |   ------------      -----------     ----------------
         Equity Corp.                $1.9 million     $16 million   |   $6 million        $48 million           ECT
         ------------               REMIC Residuals     Aircraft    |   Debt Payable      Enron Corp.       Diversified
           |       |                                  (Falcon 900)  |                     Receivables     Investments, LLC
           |       |                ---------------   ------------  |   ------------      -----------     ----------------
           |       |                                                |                                       |         |
---------------  ------------------                          ----------------                    -------------       -------------
 $93.5 million     $110 million                                $48.7 million                     $23.7 million       $48.7 million
  Enron Corp.    Enron Reserve Acq.                           ECT Diversified                       Corporate         Debt Payable
     Note             Note                                         Note                               Bonds
---------------  ------------------                          ----------------                    -------------       -------------

               c. SIGNIFICANT ASSETS ASSOCIATED WITH THE STRUCTURE. As of the Initial Petition Date, Investing Partners' significant assets included $48 million of ENE intercompany receivables, various intercompany receivables of other ENE affiliates (including Debtors and non-Debtors) in the aggregate amount of $16 million, residual REMIC interests, $94 million in preferred stock of ECT Equity Corp., a corporate aircraft with a net book value of $16 million, and 100% membership interest in ECT Diversified Investments, L.L.C., whose primary asset is $24 million in corporate bonds.

               d. SIGNIFICANT POTENTIAL LIABILITIES OF THE STRUCTURE. As of the Initial Petition Date, Investing Partners' significant liabilities included $6 million zero coupon debt to BT, various intercompany payables, and BT's $8 million limited partnership interest.

               e. SIGNIFICANT POTENTIAL LIABILITIES OF DEBTORS. ENE guaranteed various obligations of the ENE affiliates in the structure, including Investing Partners' obligations under the debt securities issued to BT and its partnership agreement. In addition, ENE entered into various put agreements with BT and its affiliates requiring, under certain circumstances, ENE to purchase recapitalization notes issued by Investing Partners to BT after a recapitalization of Investing Partners. Such recapitalization of Investing Partners would convert BT's outstanding debt and equity interests in Investing Partners into debt securities of Investing Partners guaranteed by ENE.

         31. JOINT ENERGY DEVELOPMENT INVESTMENTS II LIMITED PARTNERSHIP

               a. LEGAL STRUCTURE. JEDI II was formed in December 1997 as a venture capital partnership for the purpose of (i) acquiring, owning, holding, making, participating in, exercising rights with respect to, and disposing of certain qualified investments with the purpose of achieving a target pre-tax internal rate of return on aggregate capital invested of 20%, and (ii) subject to certain other limitations (primarily based on concentration limits, geography, and risk) to engage in any other business activity necessary or incidental to the business purposes set forth above and that was not forbidden by applicable law. Qualified investments are related to natural gas, crude oil, electricity and other forms of energy, as well as an investment in Enron Energy Services, an ENE subsidiary.

               b. STRUCTURE DIAGRAM.

                                    (GRAPH)


                                                    -----------
           _________________________________________    ENA    _______________________________________
           |                                        -----------                                      |
     100%  |                                        |         |                                      | 100%
           |                                        | 100%    | 100%                                 |
-----------------------       ------------------------       -----------------------       ----------------------
 Enron Capital II Corp         Enron Capital III Corp         Enron Capital IV Corp         Enron Capital V Corp
-----------------------       ------------------------       -----------------------       ----------------------
                    |            |                                             |              |
                    |            |                                             |              |
             1% GP  |            |  99% LP                              1% GP  |              | 99% LP
                    |            |                                             |              |
                    |            |                                             |              |
              --------------------------                                   --------------------------
               Enron Capital Management                                     Enron Capital Management
                        II LP                                                       III LP
              --------------------------                                   --------------------------
                          |           1% GP                         49% LP             |
                          |_____________________                _______________________|
                                               |                |
                                               |                |
                                           --------------------------           50% LP            -----------------
                                                     JEDI II         ____________________________       CalPERS
                                           --------------------------                             -----------------

               c. SIGNIFICANT ASSETS ASSOCIATED WITH THE STRUCTURE. As of the Initial Petition Date, JEDI II had approximately $278 million in assets, according to its unaudited year end financial statements.

               d. SIGNIFICANT POTENTIAL LIABILITIES OF THE STRUCTURE. As of the Initial Petition Date, JEDI II had approximately $4 million in liabilities, according to its unaudited year end financial statements.

         32. JT HOLDINGS SYNTHETIC LEASE

               a. LEGAL STRUCTURE. In December 2000, Ventures, a wholly owned ENE subsidiary, refinanced an existing synthetic lease facility guaranteed by ENE covering the two remaining assets in the facility: (i) real property and a methanol plant thereon in Pasadena, Texas, with a termination value of approximately $74 million, and (ii) real property and gas storage facilities thereon in Mt. Belvieu, Texas, with a termination value of approximately $36 million. The refinancing was accomplished by amending the structure documents to, among other things, extend the term of the leases by five years and facilitate the sale and assignment by certain financial institutions of their interests in the structure to certain other financial institutions. In June 2001, the Mt. Belvieu assets were sold for their approximate termination value, reducing the amended $110 million synthetic lease facility to the approximate $74 million covering the Pasadena assets.

            The lease covering the Pasadena, Texas property is between State Street (in its capacity as trustee of the 1991 Enron/NGL Trust), as lessor, and Ventures, as lessee. In July 2003, Reliance Trust Company succeeded State Street as Trustee of the 1991 Enron/GL Trust. In December 1991, the 1991 Enron/NGL Trust had issued $600 million aggregate principal and stated amounts of Interim Trust Notes, Series A Trust Notes, Series B Trust Notes, and Series C Trust Certificates to finance its acquisition of several assets (including the Pasadena, Texas property), and refinanced these instruments in December 1995. The Series A Trust Notes and Series B Trust Notes were issued to JT Holdings, a SPE unaffiliated with ENE; JT Holdings financed its purchase thereof through CXC Incorporated, a commercial paper conduit affiliated with Citibank, and such financing was backed by a syndicate of financial institutions. Assets were sold from the synthetic lease structure from time to time, and by the December 2000 refinancing, only the Pasadena and Mt. Belvieu, Texas assets remained. The 1991 Enron/NGL Trust restructured the instruments covering these remaining assets in December 2000, issuing (i) new Series A Trust Notes, due on December 6, 2005, to JT Holdings (ENE understands that the indebtedness of JT Holdings to CXC Incorporated has been satisfied and that Citibank, Bank of Tokyo-Mitsubishi, Ltd. and The Bank of Nova Scotia hold interests in the A-Notes through JT Holdings); (ii) the Series B Trust Notes, due on December 6, 2005, to Barclays and CSFB; and (iii) the Series C Trust Certificates, due on expiration or termination of the lease, to Barclays and CSFB.

            b. STRUCTURE DIAGRAM AS OF INITIAL PETITION DATE.

                                                   (GRAPH)

       -----
        ENE
       ----- \                                                            -------------
         |     \  Guarantees                                            /     Banks
         |       \                                          Liquidity /   -------------
         |         \____________                            Facility/    /Interest in
         | 100%                 \                                 /    /  A Notes
         |        Synthetic       \                             /    /
    ----------     Lease      --------------------   A Notes   ---------------
     Ventures ________________      1991 Enron/   _____________  JT Holdings
                                     NGL Trust
    ----------                --------------------             ---------------
         |                            /\                              |
Sublease | 100%            B Notes   /  \  C Certificates             | Satisfied Loan
         |                          /    \                            |
    ----------            ------------  ------------           ---------------
     Methanol              Barclays &    Barclays &                  CXC,
                              CSFB          CSFB                 Incorporated
    ----------            ------------  ------------           ---------------
                                                                      |
                                                                      | Satisfied Loan
                                                                      |
                                                               ---------------
                                                                  Commercial
                                                                 Paper Market
                                                               ---------------

            c. SIGNIFICANT ASSETS ASSOCIATED WITH THE STRUCTURE. As of the Initial Petition Date, the significant assets in this structure consist of real property and a shut down methanol plant thereon located in Pasadena, Texas.

            d. SIGNIFICANT POTENTIAL LIABILITIES OF THE STRUCTURE. As of the Initial Petition Date, the following instruments issued by the 1991 Enron/NGL Trust and evidencing an aggregate principal or stated liability of approximately $74 million were outstanding: Series A Trust Notes in the principal amount of approximately $59.2 million, Series B Trust Notes in the principal amount of approximately $12,215,622, and Series C Trust Certificates in an aggregate stated amount of approximately $2,584,378; these debt and equity instruments are interest and yield bearing, respectively.

            e. SIGNIFICANT POTENTIAL LIABILITIES OF DEBTORS. During the life of the lease, Ventures has various financial obligations that are guaranteed by ENE, including, but not limited to, payment for rent, insurance, maintenance, and taxes. At the end of the lease, the parties to the structure may have the following three options: (i) refinance the lease; (ii) ENE/Ventures could purchase the assets for the termination value of approximately $74 million, or
(iii) if ENE/Ventures neither refinance the lease nor purchase the assets, then the assets might be sold to a third party, and to the extent of any deficiency between the amount of sales proceeds and structure liabilities, ENE might be liable for up to either the residual guarantee amount of approximately $59.2 million or the termination value of approximately $74 million. Application and interpretation of the terms of documents governing this structure will determine the priority of the ultimate distribution of any amounts received in respect of structure liabilities and sales of structure assets among the holders of the Series A Trust Notes, Series B Trust Notes, and Series C Trust Certificates, and Ventures and ENE.

      33.   K-STAR

            a. LEGAL STRUCTURE. In June 2001, KStar LP, a limited partnership formed under the laws of Delaware, received cash contributions from its limited partner (99.9999% interest) KStar Trust, a Delaware business trust, and its general partner (0.0001% interest) Maguey, a wholly owned subsidiary of ENA. The cash contributed by KStar Trust as consideration for its limited partner interest in KStar LP was generated from debt and equity issued by KStar Trust to third-party financial institutions.

            KStar LP's primary business purpose is to acquire, own, hold, operate, manage, and dispose of a production payment and term overriding royalty interest and to engage in any other activities incidental, necessary, or appropriate to the foregoing. KStar LP used the cash contributions made by its partners in June 2001 to acquire such production payment and royalty interests from an ENA subsidiary that had acquired them from a third party. KStar LP also then entered into (i) interest rate and commodity swaps with ENA who assigned them to SRFP in August 2001, which then contemporaneously entered into similar swaps with ENA, and (ii) two commodity purchase and sale agreements for the sale of crude oil and natural gas to ERAC and ENA Upstream, respectively, each of which are affiliates of ENA.

            In June 2001, KStar LP also retained Maguey to act as servicer to perform certain operating activities and as balancer to advance money to KStar LP, subject to certain conditions, should a shortfall occur in amounts owed to KStar LP due to a timing difference between scheduled volumes of commodities to be delivered in a month and actual volumes of commodities delivered in that month. Mescalito, a wholly owned subsidiary of Maguey, replaced Maguey as balancer in August 2001.

            In August 2001, the original noteholder of KStar Trust assigned its debt interests in KStar Trust to another third-party financial institution and KStar Trust obtained an insurance policy from two third-party insurers for the benefit of KStar Trust's new noteholder. The insurance policy covered outstanding principal and interest on the KStar Trust notes held by the noteholder. The insurers also issued an insurance policy for the benefit of Mescalito to insure KStar LP's obligation to reimburse Mescalito for balancing advances. The insurers also issued a policy for the benefit of SRFP to insure KStar LP's payment under the interest rate and commodity swaps.

            Contemporaneously with the issuance of the insurance policies, the insurers and Enron Re entered into a reinsurance agreement, pursuant to which Enron Re agreed to pay the first $10 million of claims and 15% of all claims thereafter under the insurance policies.

            ENE guaranteed its affiliates' obligations under the applicable transaction documents, except for those of KStar LP.

            By letters dated January 3, 2002, KStar Trust, as sole limited partner of KStar LP, (i) notified Maguey of its removal as general partner of KStar LP, effective immediately, asserting that Maguey had materially breached provisions of the amended and restated limited partnership agreement of KStar LP, and (ii) notified KStar LP of such removal and that KStar Trust had elected to continue KStar LP's existence and appoint NoStar, LLC, an entity unaffiliated with ENE, as general partner of KStar LP effective January 4, 2002. By letter dated January 11, 2002, Maguey (i) notified KStar Trust that Maguey was not in material breach of the KStar LP partnership agreement and (ii) recognized the right of KStar Trust to remove Maguey as general partner at KStar Trust's discretion, Maguey offered to waive its right to 30-days prior notice of removal provided that KStar Trust took action and provided notice to Maguey that it was being removed as general partner without cause. KStar Trust did not provide such notice.

      b.    STRUCTURE DIAGRAM AS OF INITIAL PETITION DATE.

                                    (GRAPH)

                  Production Payments/
   ------------     Term Overriding           ----------------   99.9999%   ------------    Equity     ------------------------
                   Royalty Interests                             Interest                ------------
    Producers   ---------------------------                     ----------     KStar
                                                                                VPP          Debt       Financial Institutions
   ------------                                                                Trust     ------------
                                                                                                       ------------------------
                                                                            ------------                          |  Insurance
   ------------         Commodity                                                                                 |   Policy
       ENA              Purchase                                            ------------  Insurance               |
    Affiliates          And Sale                                Balancing                  Policy             ----------
      (ENA             Agreements                 KStar         Agreement    Mescalito    --------------       Insurers
___  Upstream   ---------------------------        VPP          ----------     Ltd.       Guaranty            ----------
|      and                                         LP                                     ----------              |  Reinsurance
|     ERAC)                                                                 ------------           |              |    Policy
|  ------------                                                                                    |              |
|                                                                                                  |          ---------  Guaranty
|                                                                           ------------           |            Enron    -----------
|                                                                0.0001%                           |             Re                |
|                         ISDA                                   Interest                          |          ---------            |
|  ------------          Master                                 ----------     Maguey     Guaranty |                               |
|                      Agreement                                                VPP,      ----------                               |
|      SRFP     ---------------------------                     Balancing       LLC                |                               |
|                                                               Agreement                          |          ---------            |
|  ------------                                                 ----------                         |--------             -----------
|       |    ISDA                                                           ------------                         ENE
|       |   Master                            ----------------                   |
|       |  Agreement                                                             |   100%                     ---------
|  ------------                                                             ------------                          |   |
|                                                                               ENA                               |   |
|      ENA                  Guaranty                                        ------------                          |   |
|                --------------------------------------------------------------------------------------------------   |
|  ------------                                                                                                       |
|                                                                                                                     |
|                                                                                                                     |
|                                                Guaranty                                                             |
|_____________________________________________________________________________________________________________________|

            c. SIGNIFICANT ASSETS ASSOCIATED WITH THE STRUCTURE. As of the Initial Petition Date, KStar LP held a production payment and a term overriding royalty interest, and an ISDA Master Agreement with associated confirmations with SRFP.

            d. SIGNIFICANT POTENTIAL LIABILITIES OF THE STRUCTURE. As of the Initial Petition Date, (i) KStar LP owed the delivery of crude oil and natural gas to ENA affiliates, (ii) KStar LP potentially owed a mark-to-market payment to SRFP, assuming the ISDA Master Agreement between SRFP and KStar LP had been terminated, (iii) KStar LP may have had cash distribution obligations to its contractual counterparties, including, without limitation, Maguey, Mescalito, ENA Upstream, ERAC, and KStar Trust, and (iv) KStar Trust may have had cash distribution obligations to the holders of debt and equity instruments issued by KStar Trust to third-party financial institutions.

            e. SIGNIFICANT POTENTIAL LIABILITIES OF DEBTORS. SRFP delivered a Notice of Event of Default and Designation of Early Termination Date of December 3, 2001 in respect of the ENA-SRFP ISDA Master Agreement and associated confirmations which include, without limitation, those related to this structure under which ENA may have exposure to SRFP; SRFP asserted an aggregate loss of approximately $41.8 million under the ISDA Master Agreement, some portion of which may be related to this structure. Claims may be made against ENA Upstream and ERAC under commodity purchase and sale agreements with KStar LP. Additionally, ENE has guaranteed the obligations of ENA, Mescalito, Maguey, ENA Upstream, ERAC, and Enron Re under various agreements between these entities and KStar LP and the third-party insurers.

      34.   MAHONIA PREPAID FORWARD CONTRACTS

            a. LEGAL STRUCTURE. For a number of years prior to the Initial Petition Date, ENA and ENGMC entered into prepaid forward contracts with Mahonia Ltd. and Mahonia Natural Gas Ltd. Under each prepaid forward contract, ENA or ENGMC agreed to either (i) deliver a fixed volume of natural gas or crude oil, or (ii) make a payment based on a fixed price for natural gas in return for a lump sum cash payment. ENE guaranteed the obligations of its subsidiaries that entered into the prepaid forward contracts with Mahonia. The prepaid forward contracts with Mahonia that remained open as of the Initial Petition Date are as follows:

ENE COMPANY                   DATE EXECUTED          NOTIONAL VALUE               MARK-TO-MARKET
                                                       AT CLOSING                VALUE AT 12/03/01
                                                       ----------                -----------------
ENGMC                          12/18/1997              $299,991,679                    8,166,574
ENGMC                           6/26/1998               250,000,000                   50,797,539
ENGMC                          12/01/1998               249,994,352                   96,391,022
ENGMC                           6/28/1999               499,999,986                  391,061,132
ENA                             6/28/2000               649,999,352                  627,291,618
ENA                            12/28/2000               330,403,325                  253,151,919
ENA                             9/28/2001               350,000,000                  338,880,229


            ENA and ENGMC also entered into contracts to hedge exposure under each of the prepaid forward contracts; many of the hedge contracts were entered into with JPMCB. ENE secured, for the benefit of Mahonia, either a surety bond or letter of credit to guarantee the payment of ENE. Refer to Sections IV.C.1.c(i)., "Trading Litigation Referred to Mediation", IV.C.1.c(ii)(B)., "American Home Assurance Co. & Federal Insurance Co. v. Enron Natural Gas Marketing Corp., Enron Corp., JPMorgan Chase & Co., and American Public Energy Agency" and IV.C.1.d(iii)., "JPMorgan Chase Bank, for and on behalf of Mahonia Limited and Mahonia Natural Gas Limited v. Liberty Mutual Insurance Company, Travelers Casualty & Surety Company, St. Paul Fire and Marine Insurance Company, Continental Casualty Company, National Fire Insurance Company of Hartford, Fireman's Fund Insurance Company, Safeco Insurance Company of America, The Travelers Indemnity Company, Federal Insurance Company, Hartford Fire Insurance Company, and Lumbermens Mutual Casualty Company (Case No. 01-CV-11523, United States District Court for the Southern District of New York (removed from the New York Supreme Court))".

            b. STRUCTURE DIAGRAM AS OF INITIAL PETITION DATE.



                                    (GRAPH)

                -----------                     -------------
                                                 SURETY BOND
                  MAHONIA   ___________________   OR LETTER
                                Guarantee         OF CREDIT
                -----------                     -------------
                  |    |                           /   /
        Gas/      |    | $                        /   /
        Crude     |    |       Indemnity or      /   /
                  |    |       Reimbursement    /   /
                -----------      Agreement     /   /
                                        ------/   /
                 ENA/ENGMC             /  -------/
                                      /  /
                -----------          /  /       Premium to
                     |              /  /  Purchase Bond/Fee for
                     | Guarantee   /  /      Letter of Credit
                     |            /  /
                -----------      /  /
                           -----/  /
                    ENE           /
                           ------/
                -----------

            c. SIGNIFICANT LIABILITIES OF DEBTOR. ENA and ENGMC are obligated under the prepaid forward contracts and ENE guaranteed those obligations. ENE also has reimbursement or indemnification obligations under the surety bonds and letter of credit.

      35.   MALISEET/COCHISE

            a. LEGAL STRUCTURE. In January 1999, ENE recapitalized an existing subsidiary and renamed it Maliseet. Maliseet elected to be a REIT.

            ENE purchased a diversified portfolio of publicly traded mortgage securities for approximately $25 million from BT Green, Inc., an affiliate of BT (now part of DB), and contributed them to Maliseet. ENE received voting and non-voting preferred stock of Maliseet. Concurrently, ENE sold 1,000 shares of the common stock of Maliseet to BT.

            BT contributed to Maliseet (i) a diversified portfolio of publicly traded mortgage securities valued at approximately $2.7 million and (ii) securities representing the residual interest in certain real estate mortgage investment conduits with an agreed value of $165,000. BT received, in return, 1,000 shares of common stock of Maliseet and a zero-coupon promissory note for the net carrying amount of $1.6 million.

            In addition, ENE sold non-voting preferred stock of Maliseet of nominal value to 98 independent investors and six individuals who were then officers of ENE and Maliseet.

            Simultaneously with the REIT transactions, ECT Investments Holding Corp., an ENE subsidiary, purchased the beneficial interest in a trust holding two commercial aircraft from BT for $44 million. The aircraft were on long-term lease to unrelated lessees.

            b. STRUCTURE DIAGRAM AS OF INITIAL PETITION DATE.
                                    (GRAPH)

     --------------                             Put Right                                  --------------
          ENE      ------------------------------------------------------------------------      BT
     --------------                                                                        --------------
        |        |  Voting                                                                      |  |
        |        | Preferred                                                                    |  |
        |        |   Stock                                                                      |  |
        |        |  (95% of        ----------------                ----------------             |  |
        |        | total vote)         6 Former                     98 Independent              |  |
        |        |    82%           Enron Officers                   Individuals                |  |
        |        | non-voting      ----------------                ----------------             |  |
        |        | Preferred              |     Non-voting               |     Non-voting       |  |
        |        |   Stock                |     Preferred Stock          |     Preferred Stock  |  |
        |        |______________________________________________________________________________|  |
-----------------                                       |                                          |
 ECT Investments                                        |                  (1) $1.2 million        |
  Holding Corp.                                         |                    Common Stock          |
-----------------                                       |                 (5% vote and value)      |
                                                        |                  (2) $1.6 million        |
                                                  -------------                  Debt              |
                                                     Maliseet  ____________________________________|
                                                   Properties,
                                                       Inc.
                                                  -------------
                                                        |
                            _________________________________________________________
                            |                           |                           |
                       ----------                   ----------                  ----------
                                                       REMIC                       REMIC
                          Cash                       Residual                     Regular
                                                     Interest                    Interest
                       ----------                   ----------                  ----------



            c. SIGNIFICANT ASSETS ASSOCIATED WITH THE STRUCTURE. As of the Initial Petition Date, Maliseet's significant assets consisted of $9 million in cash, $21 million in publicly traded mortgage securities, and REMIC residual interests.

            d. SIGNIFICANT POTENTIAL LIABILITIES OF THE STRUCTURE. As of the Initial Petition Date, Maliseet's significant liabilities included deferred compensation and pension liabilities with a net present value of approximately $8 million and a $1.9 million zero coupon debt payable to BT.

            e. SIGNIFICANT POTENTIAL LIABILITIES OF DEBTORS. Under the terms of the transaction documents, ENE is obligated to cause Maliseet to effect a recapitalization at any time on or after January 28, 2004 if requested by a 1% holder of preferred or common stock. Upon such recapitalization, the Maliseet common stock and the promissory note held by BT would be exchanged for debt securities of Maliseet, referred to as recapitalization notes. Such recapitalization notes would be guaranteed by ENE. Maliseet may have a claim against ENE for the amount of the deferred compensation and pension liabilities described in subsection d. above.

      36.   MARGAUX

            a. LEGAL STRUCTURE. At the inception of the transaction, ENE entered into a fixed/floating swap with a Whitewing entity (Pelican Bidder LLC) that was tied to the operating performance of three power projects: Sarlux (Italy), Trakya (Turkey), and Nowa Sarzyna (Poland). The risks transferred by these swaps were:

Sarlux: limited operating risks, regulatory risks, and revenue indexation mismatches;

Trakya:                   limited operating risks, limited country risks;


Nowa Sarzyna:             limited operating risks

            Floating payments from ENE to Pelican Bidder LLC were based on the underlying risks of the plants outlined above; however, these payments were capped at the expected operating performance levels of the facilities. As such, the floating payments could only decline relative to the initial expected payment stream. Semi-annual payments due under the floating leg of the swap were determined by a periodic analysis of the value of the hedged risks as determined by a third-party engineering firm. On the other side of the swap, a fixed payment schedule from Pelican Bidder LLC to ENE was established on the date the swap was executed.

            Subsequent to the execution of the swap, Pelican Bidder LLC sold its rights to the floating payments from ENE to EPLC, a trust established for the purpose of executing the Margaux transaction. Using the proceeds from the issuance of A certificates ($30 million, $10 million of which were issued to LJM2-Margaux), non-voting B certificates ($15 million, sold to Enron European Investor LLC), and privately placed notes ($95 million, due 2010), EPLC paid Pelican Bidder LLC $121 million for its interest in the swap.

            In November 2000, Pelican Bidder LLC settled its fixed payment obligation under the swap by paying ENE $132.3 million. As a result, the only remaining obligation under the swap is ENE's floating payment obligation to EPLC. In December 2000, Enron European Investor LLC sold its B Certificates to McGarret VI, L.L.C. (Refer to Section III.F.28., "Hawaii" for further information) for $51.8 million.

            Cash generated by the swap with ENE is distributed by EPLC as follows: (1) first cash is dedicated to the noteholders ($95 million principal + accrued interest + make-whole, if any); (2) after the noteholders are repaid, the excess is dedicated, on a pro-rata basis, to the A-certificate holders and the B-certificate holders ($45 million investment + accrued yield + make-whole, if any); (3) the excess, if any, is payable to the B-certificate holders.

            b. STRUCTURE DIAGRAM AS OF INITIAL PETITION DATE.

                                     (GRAPH)

                                McGarret VI,
                                  L.L.C.*
                     ---------------------------------
                             "B"     |     "A"            -------------
                        Certificates | Certificates          Equity
                     ---------------------------------   /-------------
-------                        European Power           /
 ENE   ______________             Limited              /
-------   Floating                Company              \
          (project   ---------------------------------  \
           linked)                                       \-------------
                                                           Noteholders
                                                          -------------

         Refer to Section III.F.28., "Hawaii" for further information.

            c. SIGNIFICANT ASSETS ASSOCIATED WITH THE STRUCTURE. EPLC's only asset is ENE's payment obligation under the swap as described above.

            d. SIGNIFICANT POTENTIAL LIABILITIES OF THE STRUCTURE. EPLC issued $95 million in notes and $45 million in certificates to fund its purchase of Pelican Bidder LLC's interest in the swap with ENE.

            e. SIGNIFICANT POTENTIAL LIABILITIES OF DEBTORS. ENE's obligations under the swap as described above.

      37.   MARLIN

            a. LEGAL STRUCTURE. In 1998, ENE formed Azurix, a holding company incorporated in Delaware. In December 1998, ENE contributed its stock in Azurix to Atlantic. ENE holds a 50% beneficial interest in Atlantic, as well as 100% of the cumulative preferred stock of Azurix. The remaining 50% beneficial interest in Atlantic is held by Marlin. Marlin is owned by certain certificate holders and it has issued approximately $475 million and E515 million (total approximately $915 million) in bonds.(33) Although each of ENE and Marlin has the right to appoint 50% of the boards of Atlantic and Azurix, to date, only ENE has exercised its right to appoint these directors.

            When ENE contributed its interest in Azurix to Atlantic in 1998, it also contributed L73 million in the form of indebtedness owed to it by Azurix's wholly owned subsidiary, Azurix Europe. Atlantic then contributed that receivable to its wholly owned


----------
(33)  The amount outstanding may change based on currency fluctuations.

subsidiary, Bristol. Azurix Europe paid interest on this obligation in June and December of each year commencing 1999. Azurix Europe repaid this debt in its entirety, including accrued interest, in December 2001.

            A portion of the funds raised by Marlin from the issuance of certificates and notes was contributed to Bristol to be invested in ENE debt securities. The principal and interest payments on such investments were used to fund the interest payments on the notes and the required yield on the certificates issued by Marlin.

            In 1999, in an initial public offering, Azurix sold 33-1/3% of its common stock to the public. In 2001, ENE, through its wholly owned subsidiary Enron BW Holdings Limited, acquired the common stock of Azurix previously held by the public. The remainder of the common stock of Azurix is owned by Atlantic.

            b. STRUCTURE DIAGRAM AS OF INITIAL PETITION DATE.

                                     (GRAPH)

                            --------------                           --------------
     Enron Convertible |---  Voting Trust        Remarketing          Senior Notes
     Preferred Stock   |                   -----  Agreement   ------      $915
              ----------    --------------     |              |      --------------
             |                                 |              |
     --------------                           -----------------
           ENE         50%               50%     Marlin Water
                   -----------          |----       Trust       -----
     --------------          |          |     -----------------     |
            |                |          |  Preferred Return         |      --------------
            |               --------------                          |-----  Certificates
            |               Atlantic Water                                     $125mm
            |                   Trust       ----------------               --------------
            |               --------------                 |
            |   33% Common        |                        |
            |                     |  67% Common            |
     ----------------             |                        |
        Enron BW            --------------                 |
     Holdings Limited          Azurix                      |
     ----------------       --------------              ---------------------
                                  |                      Bristol Water Trust
                                  |  100%               ---------------------
                                  |
                            --------------
                            Azurix Europe,
                                 Ltd.
                            --------------
                                  |
                                  |  100%
                                  |
                            --------------
                               Wessex
                            --------------


            c. SIGNIFICANT ASSETS ASSOCIATED WITH THE STRUCTURE. Azurix has been engaged in the business of owning, operating, and managing water and wastewater assets and providing water- and wastewater-related services. However, Azurix has recently undertaken an effort to sell many of its assets. On November 7, 2001, Azurix sold Azurix North America Corp. and Azurix Industrials Corp., through which it conducted its North American operations. On May 21, 2002, Azurix completed the sale of Wessex, its subsidiary operating in southwestern England. Currently, Azurix is in the process of liquidating its assets and winding up the remainder of its business affairs. Refer to Section IV.B.5., "Asset Sales" for further information regarding the Azurix-Wessex sale.

            d. SIGNIFICANT POTENTIAL LIABILITIES OF THE STRUCTURE. Marlin issued $475 and E515 million (total $915 million) of bonds and $125 million of certificates.

            e. SIGNIFICANT POTENTIAL LIABILITIES OF DEBTORS. ENE committed to cause the sale of ENE convertible preferred stock in certain instances, including if the $915 million bonds of Marlin were defaulted upon. Because the sale of the convertible preferred stock did not occur ENE is contractually obligated to redeem the bonds in full, less any proceeds Marlin receives from the liquidation of Atlantic's assets. Bristol holds ENE notes of approximately $125 million including principal and interest accrued prior to the Initial Petition Date. ENE is the counterparty to a currency option agreement with Bristol to convert L73 million to $125 million. Refer to Sections VIII.D., "Description of Capital Stock, Board of Directors and Director and Officer Indemnification" and IV.C.1.f(v), "Other Pending Litigation or Arbitrations" for further information.

            f. STRUCTURE RESOLUTION. On August 7, 2003, the Bankruptcy Court approved a settlement agreement and mutual release among ENE, the Creditors' Committee, Bank of New York in its capacity as the Indenture Trustee for the Marlin Notes, and several Marlin noteholders. Pursuant to the settlement agreement, among other things, (i) the proof of claim filed by the Indenture Trustee will be allowed as a General Unsecured Claim against ENE in the approximate amount of $507.5 million, (ii) ENE and the Creditors' Committee agreed to withdraw their objections to the payment by the Indenture Trustee of the approximately $109 million held by Marlin to the noteholders, (iii) ENE caused Azurix to pay the Indenture Trustee $18,666,234.73 under a promissory note from Azurix to Atlantic, and (iv) the parties to the settlement agreement agreed to various releases related to the Marlin transaction.

            On October 1, 2003, in accordance with the settlement agreement, a public foreclosure sale of the collateral securing the bonds was held in New York. The Bank of New York, in its capacity as Indenture Trustee for the Marlin Notes, was the sole bidder for the collateral. Pursuant to the settlement agreement, the Indenture Trustee now holds the class A beneficial interest in Atlantic Water Trust, as well as the other collateral securing the bonds, for the benefit of the holders of the Marlin Notes.

      38.   MOTOWN

            a. LEGAL STRUCTURE. DPC, an unrelated third party, indirectly acquired a 50% ownership interest in each of MPLP and Ada Cogen. Ada Cogen and MPLP are project companies that own 29.4-MW and 129-MW gas-fired, combined-cycle power plants in Michigan.

            DPC's wholly owned subsidiary, WPE, entered into the WPE loan agreement to finance a portion of its acquisition of the interests in MPLP and Ada Cogen. Contemporaneous with the WPE loan agreement, DPC White Pine, the direct 100% parent of WPE, and KBC, the agent to the financial institutions party to the WPE loan agreement, entered into the DPC White Pine option agreement, whereby KBC, as agent, was granted an irrevocable option to purchase all of DPC White Pine's interest in WPE.

            Also contemporaneous with the execution of the WPE loan agreement and the DPC White Pine option agreement, ENE entered into the Motown swap with KBC, in its capacity as agent for the financial institutions, pursuant to which ENE was granted an irrevocable option to purchase (i) the interest in the obligations of WPE under the WPE Loan Agreement or (ii) the interest in WPE obtained through the exercise of the purchase option under the DPC White Pine option agreement.

            Also under the Motown swap, ENE agreed to make fixed quarterly payments to KBC equal to the cost of carry on the principal amount outstanding under the WPE loan agreement, plus the commitment fee for a revolving credit commitment under the WPE loan agreement. KBC agreed to make quarterly payments to ENE of all amounts received from WPE in respect of the loans made under the WPE loan agreement. The Motown swap also provided that upon the maturity or acceleration of the loans under the WPE loan agreement, ENE will pay to KBC all principal, interest, and other sums due to KBC on such date, and KBC will pay to ENE all monies received from WPE in respect of the loans as of such date.

            Additionally, WPE and ENA entered into two agreements associated with WPE's indirect ownership interests in MPLP and Ada Cogen: (a) a corporate services agreement whereby ENA is to provide, either itself or through affiliates or subcontractors, corporate, administrative, staffing and project and asset management support services; and (b) a consulting services agreement whereby WPE is to provide consulting services to ENA on matters relating to the development and implementation of energy strategies in Michigan.

            b. STRUCTURE DIAGRAM AS OF INITIAL PETITION DATE.

                                     (GRAPH)

                                                      ---------------------
                                                           Delta Power
                                                           Company, LLC
                                                      ---------------------
                                                                |
                                                                | 100%
                                                                |
                                       Option         ---------------------
                                     _________________ DPC White Pine, LLC
                                     |                ---------------------
                                     |                          |
                                     |                          | 100%
                                     |                          |
-----                           ----------      Loan     --------------
 ENE    Total Return Swap        Lenders      Agreement    White Pine
    ____________________________          _______________  Energy, LLC
-----                           ----------                --------------
  |                                                             | |
  |                                                             | |
-----              Corporate Services Agreement                 | |
 ENA  __________________________________________________________| | 100%
-----                                                             |
                                                                  |
                                  ________________________________|_____________
                                  |    -----    -----        -----      -----  |
                                  |     "A"      "B"          "C"        "D"   |
                                  |    -----    -----        -----      -----  |
                                  |____________________________________________|
                                         \       /              \         /
                                          \     /                \       /
                                        ----------             ------------
                                           MPLP                     Ada
                                                                   Cogen
                                        ----------             ------------

            c. SIGNIFICANT ASSETS ASSOCIATED WITH THE STRUCTURE. MPLP owns a 129-MW gas-fired electric generating facility and Ada Cogen owns a 29.4-MW gas-fired electric generating facility, both located in Michigan.

            d. SIGNIFICANT POTENTIAL LIABILITIES OF THE STRUCTURE. The lenders to WPE had outstanding approximately $63.1 million.

            e. SIGNIFICANT POTENTIAL LIABILITIES OF DEBTORS. ENE's payment obligations under the Motown Swap.

      39.   NIKITA

            a. LEGAL STRUCTURE. On September 28, 2001, Nikita, whose managing member is ENE, contributed 3,276,811 EOTT common units, 7,000,000 EOTT subordinated units, and $9,318,213 of EOTT additional partnership interests to Timber. In exchange for such contribution, Nikita received a Class A membership interest in Timber and a right to receive a special distribution on the closing date after the execution of the limited liability company agreement of Timber. The Class A Interest represents 100% of the voting interest and a .01% economic interest in Timber. However, Nikita may not cause Timber to take certain actions, including to sell, or otherwise dispose of, the EOTT interests described above without the consent of Besson Trust.

            Timber issued a Class B membership interest to Besson Trust, a Delaware business trust. As consideration for the Class B Interest, Besson Trust paid an aggregate cash purchase price of $80 million. The Class B Interest is generally non-voting and represents a 99.99% economic interest in Timber.

            Besson Trust financed its acquisition of the Class B Interest through the issuance of its certificate of beneficial interest to CSFB for cash consideration equal to $8,135,000. Yield accrues on the certificate of beneficial interest at an aggregate rate equal to 15% per annum. CSFB subsequently assigned its interest in the certificate of beneficial interest to its affiliate, DLJ. Besson Trust further financed its purchase of the Class B Interest through a credit facility, dated September 28, 2001, among Barclays, as administrative agent, and the lenders party thereto in the amount of $176,865,000. Barclays was the only lender under the credit facility. Besson Trust used the proceeds from the issuance of the certificate of beneficial interest and $71,865,000 drawn under the credit facility to acquire the Class B Interest in Timber.

            ENA and Besson Trust are parties to a total return swap agreement, pursuant to which (A) on each interest payment date under the credit facility
(x) ENA pays to Besson Trust all interest and other sums due to the lenders on such date and (y) Besson Trust pays to ENA all monies or other consideration received with respect to the Class B Interest as of such date less any amounts payable on the certificate of beneficial interest on such date, and (B) on the maturity date of the loans under the credit facility, (x) ENA pays to Besson Trust all principal, interest and other sums due to the lenders on such date and
(y) Besson Trust pays to ENA all funds on hand at Besson Trust on such date, less any amounts payable to the holder of the certificate of beneficial interest. The lenders have priority over the holder of the certificate of beneficial interest with respect to all distributions to be made by Besson Trust, and consequently the total return swap provides credit support only for the loans under the credit facility. Payments made by ENA to Besson Trust under the total return swap cannot be applied in repaying the certificate of beneficial interest or paying all monies or other consideration received with respect to the Class B Interest as of such date less any amounts payable on the certificate of beneficial interest on such date.

            b. STRUCTURE DIAGRAM AS OF INITIAL PETITION DATE.


                                (GRAPH)

|-------------------------------------- ENE. ------------------------------ EOTT Energy
|                                    |   |         Initial 37% EOTT         Partners L.P.
|                                    |   |     L.P. interests and 1.98%          |
|      EOTT common units,            |   |          G.P. interests               |
|      subordinated units and API    |  $|                                       |
|      contribution (Transfer of     |   |                                       |
|      37% L.P. interests)*          |   |                                       |
|                                    |   |                                       |
|                                    |   |                                       |
|                                  Nikita L.L.C.                 Distributions   |
|                                    |   |   |                                   |
|                                    |   |   |                                   |
|                                    |   |   |                                   |
|      EOTT common units,            |  $|   |  A Interest in Timber I LLC -     |
|      subordinated units and API    |   |   |  .01% Economic Interest+          |
|      contribution (Transfer of     |   |   |  100% voting interest in          |
|      37% L.P. interests)*          |   |   |  Timber I LLC                     |
|                                    |   |   |                                   |
|                                Timber I, L.L.C. -------------------------------|
|                                        |   |
|                                        |   |  B Interest in Timber I LLC -
|                                       $|   |  99.99% Economic Interest in        3% Funding
|                                        |   |  Asset - No Voting          |--------------------- Certificates
|                                        |   |                             |      Distributions
|                                  Besson Trust ---------------------------
|                             (Wilmington Trust Co.)-----------------------
|                                        |                                 |      97% Funding
|                      Total Return Swap |                                 |--------------------- Notes
|                                        |                                   Principal & Interest
|    Guarantee                           |
|-------------------------------------- ENA



            c. SIGNIFICANT ASSETS ASSOCIATED WITH THE STRUCTURE. Timber owns the EOTT interests described above. EOTT and certain of its affiliates filed for protection under chapter 11 of the Bankruptcy Code on October 8, 2002 in the Corpus Christi Bankruptcy Court, and announced that the company emerged from chapter 11 effective March 1, 2003, in accordance with the order approving the amended Plan of Reorganization entered on February 18, 2003. Under EOTT's plan of reorganization, the Subordinated Units and Additional Partnership Units were cancelled and extinguished effective March 1, 2003. In exchange for every common unit, Timber will receive .02 units and .05185 warrants to purchase units in EOTT Energy LLC. The warrants have a strike price of $12.50. Refer to Section IV.F., "Related U.S. Bankruptcy Proceedings" for further information on the EOTT bankruptcy.

            d. SIGNIFICANT POTENTIAL LIABILITIES OF THE STRUCTURE. Besson Trust is obligated under the credit facility described above.

            e. SIGNIFICANT POTENTIAL LIABILITIES OF DEBTORS. ENE, pursuant to a guaranty dated September 28, 2001, guaranteed the payment and performance obligations of ENA under the total return swap.

            f. STRUCTURE RESOLUTION. On December 11, 2003, ENE, ENA, Barclays and Wilmington Trust Company, in its capacity as trustee of Besson Trust, entered into a settlement agreement pursuant to which (i) ENE shall cause Timber I to release to Barclays all amounts held in its accounts, totaling approximately $819,203, (ii) Barclays shall cause Besson Trust to assign to Nikita all of its right, title and interest in and to the Class B Interest in Timber I, (iii) the proofs of claim filed by Besson Trust shall be allowed in the amount as filed, less the amount released by Timber I pursuant to the settlement agreement, for a total claim of approximately $60,124,308 (subject to certain adjustments as further described in the settlement agreement), (iv) Wilmington Trust will execute and deliver a stipulation of dismissal of the litigation captioned Besson Trust v. Timber I, LLC and Nikita, LLC with prejudice, and ENE shall file an executed stipulation of dismissal dismissing Besson Trust from the litigation captioned Enron Corp., et al. v. Citigroup Inc., et al. with prejudice, and (vi) the parties to the settlement agreement will mutually release each other from all claims relating to the Nikita Transaction, other than certain "course of conduct" claims. The closing of the transaction contemplated in the settlement agreement will take place upon the satisfaction of the conditions precedent therein, including the approval of the Bankruptcy Court. On December 30, 2003, the Bankruptcy Court entered an order approving the settlement agreement.

      40.   NILE

            a. LEGAL STRUCTURE. EESSH, an indirect wholly owned subsidiary of ENE, contributed 24,081,551 shares of common stock of ServiceCo to Pyramid I. In exchange for such contribution, EESSH received a Class A membership interest in Pyramid I and a right to receive a special distribution on the closing date after the execution of the limited liability company agreement of Pyramid I. The Class A Interest represents 100% of the voting interest, with certain restrictions, in Pyramid I and a .01% economic interest in Pyramid I.

            In order to fund the acquisition of ServiceCo stock, Pyramid I issued a Class B membership interest to Sphinx Trust, a Delaware business trust. As consideration for the Class B Interest, Sphinx Trust paid an aggregate cash purchase price of $25 million. The Class B Interest is generally non-voting and represents 99.99% of the economic interest of Pyramid I.

            Sphinx Trust financed its acquisition of the Class B interest through the issuance of its certificate of beneficial interest to DLJ for cash consideration equal to $1,008,793. Yield accrues on the certificate of beneficial interest at an aggregate rate equal to 15% per annum. Sphinx Trust further financed its purchase of the Class B Interest through a credit facility, dated September 28, 2011, among CSFB, as administrative agent, and the lenders party thereto. Currently, CSFB is the only lender under the credit facility. Sphinx Trust used the proceeds from the issuance of the certificate of beneficial interest and $23,991,207 drawn under the credit facility to acquire the Class B Interest in Pyramid I.

            Sphinx Trust and ENA are parties to a total return swap agreement, pursuant to which (A) on each interest payment date under the credit facility (on a net basis) (x) ENA pays to Sphinx Trust an amount equal to the shortfall (if any) between (i) distributions received by Sphinx Trust on the Class B Interest and any sales proceeds of the Class B Interest and (ii) principal, interest, and any other amounts payable to the lenders under the credit facility from time to time; and (B) on each payment date under the credit facility (on a net basis) (x) Sphinx

Trust pays ENA the excess (if any) of (i) distributions received by Sphinx Trust on the Class B Interest and any sales proceeds of the Class B Interest over (ii) the aggregate of all amounts payable under the credit facility and all scheduled distributions to DLJ. DLJ is subordinate to the lenders in right of payment from Sphinx Trust. As such, the total return swap agreement effectively provides credit support for the lenders but not for DLJ. Payments made by ENA to Sphinx Trust under the total return swap agreement cannot be applied in repaying the certificate of beneficial interest or the Series A Certificate or paying any yield on such certificates.

            b. STRUCTURE DIAGRAM AS OF INITIAL PETITION DATE.

                                    (GRAPH)

                                     -----------------
                                          EESSH
                                     -----------------
                                        |        |
-----------            Common stock of  |        |  Proceeds from sale of B int
    ENE                   ServiceCo     |      $ |  A int in Asset LLC carrying 100%
-----------                             |        |  voting control
     |                                  |        |
     |                               -----------------
     |  Performance Gty                PYRAMID I LLC
     |                                  "ASSET LLC"
     |                               -----------------
     |                                  |        |
-----------          B int in Asset LLC |        |
    ENA               carrying 99.9%    |      $ |
-----------           economic value    |        |
     |                                  |        |        Equity equal to 3% of
     |                                                    total value of B int.
     |                               -----------------  _________________________  ---------------
     |_____________________________    SPHINX TRUST                $                    EQUITY
                                          "TRUST"       _________________________       "CSFB"
          Total Return Swap          -----------------        Certificates         ---------------
        covering P & I on debt          |        |
                                        |        |
                                 Notes  |      $ |  Debt equal to 97% of
                                        |        |  total value of B int.
                                        |        |
                                     -----------------
                                          LENDERS
                                      "AGENT IS CSFB"
                                     -----------------



            c. SIGNIFICANT ASSETS ASSOCIATED WITH THE STRUCTURE. ServiceCo provides HVAC (heating, ventilation, and air conditioning) services and full building facility services to commercial customers nationwide. On April 25, 2003, most of the ServiceCo shareholders, including EESSH and Pyramid I, entered into a Redemption Agreement, providing for the redemption of all or portions of their shares of ServiceCo stock. The initial closing of the Redemption Agreement transactions occurred on June 9, 2003. Following the subsequent consummation of a sale of ServiceCo and/or all or substantially all of ServiceCo's assets, Pyramid I will be entitled to receive a designated amount of cash in exchange for all of the ServiceCo shares held by Pyramid I, based upon the net worth of ServiceCo at the time of such sale. On November 7, 2003, ServiceCo and its subsidiaries entered into an asset purchase agreement to sell substantially all of their assets to The Linc Group, LLC. On November 20, 2003, the Bankruptcy Court approved the consent of EESSH, by and through its subsidiaries and affiliates, to the sale of substantially all of ServiceCo's assets and liabilities to The Linc Group, LLC. It is anticipated that the sale will close in December 2003. Sphinx Trust, DLJ, and CSFB have consented to Pyramid I's participation in the ServiceCo Redemption Agreement transactions. Refer to
Section IV.A., "Significant Postpetition Developments" for further information.

            d. SIGNIFICANT POTENTIAL LIABILITIES OF THE STRUCTURE. Sphinx Trust is obligated under the credit facility described above.

            e. SIGNIFICANT POTENTIAL LIABILITIES OF DEBTORS. In addition to ENA's obligations described above, ENE, pursuant to a guaranty dated September 28, 2001, guaranteed the payment and performance obligations of ENA under the total return swap agreement.

      41.   OMAHA OFFICE BUILDING SYNTHETIC LEASE

            a. LEGAL STRUCTURE. In December 1991, ENE entered into a synthetic lease with State Street covering the Omaha Property, which was owned of record by State Street, as trustee. In July 1997, the lease was amended and extended, resulting in a final maturity date of June 30, 2002.

            In 1991, when the original lease was executed, State Street, as trustee, issued Series A Trust Notes and Series B Trust Notes to Citicorp Leasing and CSFB, and a Series C Trust Certificate to Citicorp Leasing to finance the purchase of the Omaha Property. Citicorp Leasing invested $8,901,524.18 in a Series A Trust Note, $1,641,391.65 in a Series B Trust Note, and $635,347.91 in the Series C Trust Certificate. CSFB provided the balance of the financing by investing $9.1 million in a Series A Trust Note and $900,000 in a Series B Trust Note.

            In July 1997, in order to induce ENE to extend the term of the lease, CSFB and its affiliate, Credit Suisse Leasing 92A, L.P., advanced to State Street an additional $2.8 million, which was used by State Street to provide ENE with a tenant allowance. The additional $2.8 million was allocated pro rata among the Series A Trust Notes, the Series B Trust Notes, and the Series C Trust Certificate, increasing the aggregate amount thereof to $24 million. At the time that the lease was extended, Citicorp Leasing assigned the Series A Trust Note and the Series B Trust Note it held to CSFB and the Series C Trust Certificate to Credit Suisse Leasing 92A, L.P., resulting in (a) CSFB owning beneficially and of record a Series A Trust Note due June 30, 2002 in the original principal amount of $20.4 million and a Series B Trust Note due June 30, 2002 in the original principal amount of $2.88 million, and (b) Credit Suisse Leasing 92A, L.P. owning beneficially and of record the Series C Trust Certificate evidencing a $720,000 payment obligation plus accrued yield.

            ENE executed a residual guaranty for the benefit of State Street pursuant to which ENE agreed to pay to State Street an amount equal to $20.4 million on June 30, 2002 unless ENE purchased the Omaha Property or State Street had exercised its rights pursuant to a termination value agreement to cause ENE to pay to State Street, upon the occurrence of an event of default or a "trigger event" under the lease, an amount equal to the outstanding principal and interest on the debt plus any closing costs associated with the sale of the Omaha Property to a third party.

            b.    STRUCTURE DIAGRAM AS OF INITIAL PETITION DATE.

                                     (GRAPH)

                                                CSFB
                                           and affiliate
                                                 |
                                                 | A-Note, B-Note, and
                                  Lease          | Certificate
                       ENE ___________________ Trust
                                           (State Street)
                                                 |
                                                 | 100%
                                                 |
                                               Omaha
                                              Building

            c. SIGNIFICANT ASSETS ASSOCIATED WITH THE STRUCTURE. The Omaha Property was the only asset in this structure, which was appraised in 2002 at varying values approximating or less than the amounts owing by ENE under the lease, the residual guaranty, the termination value agreement, and other operative documents.

            d. SIGNIFICANT POTENTIAL LIABILITIES OF THE STRUCTURE. As outlined above, the trust was obligated to repay amounts owing under the Series A Trust Notes, the Series B Trust Notes, and the Series C Trust Certificate.

            e. SIGNIFICANT POTENTIAL LIABILITIES OF DEBTORS. During the life of the lease, ENE had various financial obligations including, but not limited to, payment for rent, insurance, maintenance, and taxes. ENE was also obligated to pay up to $20.4 million under the terms of the residual guaranty, or if an event of default or "trigger event" occurred under the terms of the lease, to pay to State Street the termination value.

            f. STRUCTURE RESOLUTION. In December 2002, the Bankruptcy Court approved a final settlement of the Omaha synthetic lease structure set forth in a termination agreement among ENE, State Street, State Street (MA), CSFB, and Credit Suisse Leasing 92A, L.P., dated November 15, 2002. Pursuant to the termination agreement, the parties agreed to satisfy all claims relative to the structure documents by terminating them; releasing the parties thereto from any further liability thereunder; directing State Street to convey title to the Omaha Property to CSFB or its designee; providing that CSFB and Credit Suisse Leasing 92A, L.P. pay to ENE 70% of any sales proceeds for the Omaha Property exceeding $25 million for sales made five years after the Bankruptcy Court entered a final order approving the execution, delivery, and performance of the termination agreement; and providing for certain other matters consistent therewith. The Omaha Property subsequently was sold for less than $25 million.

      42.   OSPREY/WHITEWING

            a. LEGAL STRUCTURE. Whitewing LP is a Delaware limited partnership between Osprey and several ENE subsidiaries. Whitewing LP was established to invest in, among other things, certain permitted investments, including investments in ENE shares, loans to ENE and investments related to selected industries.

            Osprey, through two offerings consummated on September 24, 1999 and October 5, 2000, and an equity issuance on July 12, 2000, raised a total of $2.65 billion consisting of $2.43 billion of Osprey Notes and $220 million of Osprey Certificates. Osprey invested the proceeds primarily in Whitewing LP, including Osprey's purchase of a preferred limited partnership interest in Whitewing LP, with a nominal amount of proceeds used to purchase a 50% member interest (the Class B interest) in Whitewing LLC. Whitewing LP in turn used the proceeds to redeem an outstanding unaffiliated equity investor in the predecessor entity to Whitewing LP and to invest directly and indirectly (through its subsidiaries) in ENE debt instruments, permitted partnership investments, and Condor. The assets of this structure are held through subsidiaries of Whitewing LP, including Condor, ENA Asset Holdings, and SE Acquisition. SE Acquisition's subsidiaries and Whitewing LP's subsidiary, ENA Asset Holdings, hold primarily all of the significant assets other than the ENE debt and equity securities.

            In connection with the 1999 Osprey transactions, Whitewing LP converted from a limited liability company to a limited partnership and (i) ENE's membership interest in the limited liability company was redesignated as a limited partner interest that ENE assigned to Peregrine I LLC, a wholly owned ENE subsidiary, and (ii) ENE, through this subsidiary, contributed an ENE demand note to Whitewing LP. In connection with this conversion, ENE caused its outstanding Series A Junior Voting Convertible Preferred Stock held by the former limited liability company to be exchanged for shares of ENE Mandatorily Convertible Junior Preferred Stock, Series B, no par value, and Whitewing LP, in turn, contributed these shares, along with ENE debt instruments and cash, to Condor and received the sole certificate of beneficial interest in Condor. Condor invested the cash in an ENE debt instrument.

            Also in connection with the 1999 Osprey transactions, Egret, a wholly owned ENE subsidiary, purchased a 50% member interest (the Class A interest) in Whitewing LLC, the general partner of Whitewing LP. As the Class A member of Whitewing LLC, Egret controls the management of Whitewing LLC, subject to certain rights of Osprey that include consent rights for certain actions and the ability to cause management of Whitewing LLC to be assumed by a four-person board of directors. If such a board is established, two directors would be designated by each of Egret and Osprey. Through its indirect 100% ownership of Egret, ENE continues to retain management and control of Whitewing LLC, Whitewing LP, and SE Acquisition and its subsidiaries, subject to Osprey's rights. Oaktree Capital Management LLC and certain other note holders assert that Osprey's rights include, among other things, a prohibition on the disposition of investments held by Whitewing LP without the consent of certain Osprey stakeholders for amounts less than cost minus capital returned on such investments.

            ENE has commenced an adversary proceeding before the Bankruptcy Court seeking avoidance and payment of preferences totaling approximately $1.43 billion and a declaration that certain transactions were not true sales, or alternatively, that certain Whitewing entities should be substantively consolidated with ENE. The defendants are certain Whitewing entities, certain Osprey Note Holders and nominally the Indenture Trustee of the Osprey Notes under the Osprey Trust. Refer to Section IV.C.1.b(ii), "Enron Corp., et al. v. Whitewing Associates, L.P., et al. (Adv. No. 03-02116, U.S. Bankruptcy Court, Southern District of New York, Manhattan Division) for further information.

            b. STRUCTURE DIAGRAM AS OF INITIAL PETITION DATE.

                                    (GRAPH)


       -----------------                                                        Osprey Certificateholders
             ENE                                                                    /   $220 million
       -----------------                                                           /
        /           \                                            ---------------  /
 100%  /      100%   \                                                           /
      /            ----------------                                   OSPREY
----------------    PE HOLDINGS LLC                                              \
     BAM           ----------------                              ---------------  \
----------------           |       \    100%                       /        /      \  Osprey Noteholders
      |              100%  |        \---------       50% Member   /        /          $2.43 billion
      |  100%              |           EGRET         Interest    /        /
      |            ----------------  ---------\                 /        /
----------------    PEREGRINE I LLC     50%    \               /        /
KINGFISHER I LLC   ----------------    Member   ---------------        /
----------------     /     |          Interest   WHITEWING LLC        /
        |           /      |                    ---------------      / Preferred LP interest
        |          /       |                          |GP Interest  /
        |  .1% LP /        | LP interest              |            /
        |        /         |                          |           /
        |       /          |-------------             |          /
        |      /                        |             |         /
        |  LP interest                  |-----        |        /
        |    /                                \ ---------------               100%
        |---/----------------------------------  WHITEWING LP   ----------------------------
           /                                    --------------- \                           |
---------------      99.89% LP                   |         |     \                          |
   ENA ASSET    ----------------------------------         |      \                    -----------
   HOLDINGS     --------------------------------------     |  100% \                     CONDOR
---------------              0.01% GP                |     |        \                  -----------
      |                                              |     |         \                        \
      |                                              |     |          \ 99.99% LP              \
---------------                               ------------------       \                        \-------- 1) Enron mandatorily
                                               BLUE HERON I LLC \       \                                    convertible preferred
 BAMMEL ASSETS                                ------------------ \       \                                   stock, Series B
                                                 |      0.01% GP  \     ----------------                  2) $413 million ENE notes
---------------                                  |                 \---  SE ACQUISITION  -- $201 million
                                                 |                      ----------------    ENE notes
                                          0.01%  |                              |
                                                 |                              |  99.99%
                                                 |                              |
                                   --------------------------------------------------------------------------------------------
                                   Blue Heron I LLC has a .01% general partner or managing member interest and SE Acquisition has a 99.99% limited partner or member interest in each of the limited partnerships and limited liability companies, respectively, that hold direct or indirect interests in assets.
                                   --------------------------------------------------------------------------------------------
                                                                                |
                                                                                |
                                                                       --------------------
                                                                             ASSETS
                                                                       --------------------





            c. SIGNIFICANT ASSETS ASSOCIATED WITH THE STRUCTURE. In addition to ENE debt and equity securities, investments held within this structure include the Bammel gas storage facility and indirect economic interests in several European power projects, a power distribution company and a natural gas distribution company in South America, and an economic interest in several debt and equity investments related to North American exploration and production, power and technology companies. Refer to Section III.F.5., "Bammel/Triple Lutz" for information regarding Bammel and Section IV.B.5., "Asset Sales" for information regarding the Arcos sale. Whitewing LP holds beneficial interests in Elektro, Trakya and ENS, which the Debtors propose to transfer to Prisma. Refer to Section X., "Prisma Energy International Inc." for information regarding Prisma.

            d. SIGNIFICANT POTENTIAL LIABILITIES OF THE STRUCTURE. Osprey issued $2.43 billion in Osprey Notes and $220 million in Osprey Certificates. Refer to
Section IV.C.1.b(ii), "Enron Corp., et al. v. Whitewing Associates, L.P., et al. (Adv. No. 03-02116, U.S. Bankruptcy Court, Southern District of New York, Manhattan Division)" for further information.

            e. SIGNIFICANT POTENTIAL LIABILITIES OF DEBTORS. Condor may have a claim against ENE for approximately $2.43 billion, because certain transactions have not occurred under a share settlement agreement between ENE and Condor, and a remarketing and registration rights agreement among ENE, Osprey, Whitewing LLC, Whitewing LP, Condor, the Osprey indenture trustee, and initial remarketing agents, including, without limitation, the sale of the ENE Mandatorily Convertible Junior Preferred Stock, Series B. In addition, ENE issued $413 million in notes payable to Condor and owes approximately $201 million in principal amount of notes to SE Acquisition and one of its subsidiaries. Application and interpretation of the terms of documents governing this structure will determine the priority of the ultimate distribution of any amounts received in respect of these liabilities and sales of structure assets among the holders of the Osprey Notes and Osprey Certificates, and ENE. SE Acquisition's subsidiaries and Whitewing LP's subsidiary, ENA Asset Holdings, hold primarily all of the significant assets other than the ENE debt and equity securities.

            As noted above, Whitewing LP beneficially owns voting and non-voting economic interests in assets that are proposed to be included in Prisma, including Elektro (approximately 22.17% economic interest), Trakya (approximately 21.87% economic interest) and ENS (50% equity interest). Certain holders of the Osprey Notes assert that, for these assets to be included as part of Prisma, Prisma may be required to purchase Whitewing LP's beneficial interests or obtain such interests as a result of a settlement or other agreement. If such assertions are correct, no assurances can be given that Whitewing LP's beneficial interests in Elektro, ENS and/or Trakya will be transferred to Prisma.

            f. STRUCTURE RESOLUTION. Refer to Section IV.C.1.b(ii), "Enron Corp., et al. v. Whitewing Associates, L.P., et al. (Adv. No. 03-02116, U.S. Bankruptcy Court, Southern District of New York, Manhattan Division)" for information regarding active settlement negotiations to resolve the pending litigation.

      43.   RAWHIDE

            a. LEGAL STRUCTURE. Project Rawhide was consummated in December 1998. Ponderosa and Sundance were created to hold approximately $2.4 billion in contributed value of equity and debt interests primarily in power and energy-related assets in the Americas, Europe, and the Philippines contributed by ENE and its affiliates. These asset interests initially were contributed to Ponderosa and in consideration therefor, ENE and its affiliates were issued the limited partner interests in Ponderosa. Ponderosa then contributed approximately $858 million of such contributed asset interests to Sundance in consideration for the general partner interest in Sundance. The sole limited partner interest in Sundance was issued to Rawhide through the following series of transactions:
Rawhide (i) was capitalized with an aggregate $22.5 million equity investment by two third-party institutional investors (Rawhide's capital contributing members are (1) Hoss LLC ($12.5 million), the sole membership interest in which was acquired in March 2000 by LJM2 Norman from HCM High Yield Opportunity Fund, L.P. (a hedge fund managed by Harch Capital Management, Inc.), and (2) Little Joe LLC ($10 million), the sole member of which is Crescent/Mach I Partners, L.P., an affiliate of Trust Company of the West), (ii) incurred $727.5 million of secured debt to CXC Incorporated, a commercial paper conduit affiliated with Citibank (this indebtedness was backed by a syndicate of banks that ENE understands has succeeded to CXC Incorporated's interests), and (iii) used the resulting $750 million of aggregate proceeds to make a capital contribution to Sundance in consideration for being issued the sole limited partner interest in Sundance. Sundance then made a $750 million secured loan to Ponderosa, which then made an unsecured term loan of like amount to ENA that is guaranteed by ENE. The general partner interest in Ponderosa was issued to a wholly owned ENE subsidiary, Enron Ponderosa Management Holdings, Inc., in consideration for its cash capital contribution of $250,000 to Ponderosa.

            Since December 1998, approximately $60 million of the principal amount of each of the Ponderosa loan to ENA, the Sundance loan to Ponderosa, and the CXC Incorporated loan to Rawhide was repaid from an approximate $60 million repayment of principal under the loan from Ponderosa to ENA, and the capital account of Rawhide in Sundance was decreased by the same amount. In addition, Ponderosa made demand loans to ENE, constituting permitted investments of cash in the structure (including, without limitation, proceeds from sales of project interests from time to time), the outstanding unpaid principal balance of which, as of the Initial Petition Date, was approximately $698 million.

            In November 2001, Citicorp North America, Inc. as collateral agent for the banks under the secured loan to Rawhide, delivered a notice of "Appointment of Portfolio Manager" for Sundance and Ponderosa. In this notice, Citicorp North America, Inc. asserted, among other things, that: (i) the occurrence of certain events, including, without limitation, downgrades in ENE's long-term unsecured debt ratings and nonpayment of loans by Ponderosa to ENE, effects dissolution under Delaware law of Sundance and Ponderosa and commencement of winding up their respective business and liquidating their respective assets, (ii) the occurrence of such events also empowered Citicorp North America, Inc. to appoint a "Sundance Portfolio Manager" and "Ponderosa Portfolio Manager," each of which has certain rights with respect to such winding up and liquidation, and (iii) it had appointed Citibank as Sundance Portfolio Manager and Ponderosa Portfolio Manager. ENE disputes the validity, effectiveness, and scope of the purported appointment.

            b. STRUCTURE DIAGRAM AS OF INITIAL PETITION DATE.

                                    (GRAPH)

------------------------------------------------------------------             -----------------------     -------------------------
                             ENE                                                      Investors                      Banks
------------------------------------------------------------------             -----------------------     -------------------------
           |                      |                   |         |                      |            |                   |
           |                      |                   |         |                      |            |      $667.5 MM    |
           |                      |                   |         |                      |   Member   |       Secured     |
           |                      |                   |         |              $22.5MM |  Interests |         Loan      |
----------------------------------------------------------------|              -----------------------------------------------------
                                Enron                           |
      ENE, ENA and            Ponderosa                         | $690 MM
       other ENE              Management                        | Demand                              RAWHIDE
      subsidiaries          Holdings, Inc.            ENA       |  Loans
----------------------   ---------------------  --------------- |              -----------------------------------------------------
          |          |            |         |                |  |                           |                            |
          |          |            |         |   $690MM Term  |  |                           |                            |
    LP    |  Project |      GP    |         |   and $50 MM   |  |              LP Interest  |                   $690 MM  |
Interests | Interests|   Interest | $250,000|   Demand Loans |  |                           |                            |
          |          |            |         |                |  |      GP                   |                            |
          |          |            |         |                |  |    Interest               |                            |
------------------------------------------------------------------  _________  -----------------------------------------------------
                                                                    Project
                          PONDEROSA                                 Interests                        SUNDANCE
------------------------------------------------------------------ __________  -----------------------------------------------------
                              |                                    |          |                          |
                              |                                    |          |                          |
                              |                                    |          |                          |
                              |                                    |          |                          |
                              |                                    |          |                          |
                      -------------------                          |__________|                 -------------------
                           Project                                    $690 MM                         Project
                          Interests                                 Secured Loans                    Interests
                      -------------------                                                        -------------------

            c. SIGNIFICANT ASSETS ASSOCIATED WITH THE STRUCTURE. As of the Initial Petition Date, (i) Ponderosa held interest-bearing debt instruments issued by ENE (approximately $698 million in unpaid principal) and ENA (approximately $690 million in unpaid principal on term loan and $50 million in unpaid principal on demand note, both of which are guaranteed by ENE), and by EGPP (related to power plants in the Philippines and Central America) (an aggregate approximate $137.5 million in unpaid principal), (ii) Sundance held an interest-bearing debt instrument issued by Ponderosa (approximately $690 million in unpaid principal), and (iii) the banks held an interest-bearing debt instrument issued by Rawhide (approximately $667.5 million in unpaid principal). Significant assets held through Ponderosa's subsidiaries include varying interests in natural gas distribution facilities in Brazil and Argentina, a gas pipeline and processing plant in Argentina, and a pipeline in Colombia. Significant assets held through Sundance include common units representing limited partner interests in Northern Border Partners that owns a significant interest in a U.S. interstate pipeline.

            On November 26, 2003, a subsidiary of Ponderosa, Enron International Brazil Gas Holdings LLC, entered into an agreement with Gas Natural SDG, S.A. and Gas Natural Internacional SDG, S.A. to sell the interests it indirectly holds in the gas distribution facilities for the State and City of Rio de Janeiro, Brazil for approximately $158.5 million. The sale remains subject to Bankruptcy Court approval. In connection with the execution of the sale agreement, ENE, Ponderosa, CNAI and Citibank agreed to escrow any proceeds received in respect thereof if the settlement with respect to Project Rawhide shall not have been consummated at such time, with the disbursement from such escrow to be only as provided in a final order of the Bankruptcy Court.

            d. SIGNIFICANT POTENTIAL LIABILITIES OF THE STRUCTURE. As of the Initial Petition Date, the outstanding principal balance of the loan by banks to Rawhide was approximately $667.5 million.

            e. SIGNIFICANT POTENTIAL LIABILITIES OF DEBTORS.

                  (i) DEMAND LOANS. As of the Initial Petition Date, the aggregate unpaid principal balance of the (i) ENE demand loans payable to Ponderosa was approximately $698 million, and they became due and payable in November 2001 without demand as a result of S&P downgrades in ENE's long-term unsecured debt rating, and (ii) ENA demand note payable to Ponderosa and guaranteed by ENE was approximately $50 million.

                  (ii) TERM LOAN. As of the Initial Petition Date, the aggregate outstanding principal balance of the term loan by Ponderosa to ENA guaranteed by ENE was approximately $690 million.

                  (iii) LP OBLIGATIONS. Several limited partners of Ponderosa are Debtors, as of June 28, 2003, these include ENE, ENA, Enron Capital Management (as a division of ENE), ACFI, EDF, EGPP, Ventures, and ERAC. The limited partners of Ponderosa may be required to make capital contributions to Ponderosa with respect to certain liabilities, including, without limitation,
(i) payments with respect to certain indemnification obligations of Ponderosa and Sundance, (ii) certain contribution obligations required with respect to assets contributed to Ponderosa, including those contributed onto Sundance,
(iii) payments for deficiencies between sales proceeds from the disposition of contributed assets and the value at which they were contributed to Ponderosa, and (iv) payments of certain Ponderosa including without limitation expenses, liabilities, obligations, settlements, claims, losses, and costs.

                  (iv) ENE GUARANTEES. ENE has guaranteed certain payment and performance obligations of its subsidiaries (excluding the payment by Ponderosa of principal or interest on the loan by Sundance to Ponderosa), including, without limitation, those of ENA under the Ponderosa loan to ENA, and of the partners of Ponderosa and of Ponderosa as general partner of Sundance (excluding certain obligations of Ponderosa, as Sundance's general partner, to make preferred payments to Sundance's limited partner) under the limited partnership agreements of Ponderosa and Sundance, respectively.

            f. STRUCTURE RESOLUTION. ENE has reached a tentative settlement in principle regarding Project Rawhide with CNAI, Citibank and the syndicate of banks that have succeeded to CXC's interest. In general, the settlement provides that Ponderosa and Sundance will retain ownership of their assets for liquidation and disposal at the direction of Citibank and that the net proceeds from the liquidation and disposal of such assets will be used to repay the secured indebtedness of Rawhide to the syndicate of banks. CNAI, Citibank, the syndicate of banks, Rawhide, Ponderosa and Sundance will waive and release all of their respective proofs of claim and any other claims (including, without limitation, with respect to the ENE demand loans, the term loan by Ponderosa to ENA and the payment and performance obligations of ENE) they may have or in the future might have or acquire against ENE, ENA and each of their affiliates, subsidiaries, members, officers, directors, shareholders, managers, partners, principals, parent companies, employees, agents, representatives and attorneys arising from Project Rawhide. Negotiations have commenced for documentation of a settlement agreement and mutual release. Such documentation will be subject, inter alia, to the acceptability of the final terms to the Creditors' Committee and approval of the settlement by the Board of Directors of ENE and the Bankruptcy Court.

      44.   RIVERSIDE

            a. LEGAL STRUCTURE. In 1991, ECTRL, a U.K. subsidiary of ENE, entered into various construction and financing agreements with several U.K. power producers and lenders to finance and construct a 1,875-MW power plant in the northeast U.K. Following construction of the power plant, ECTRL's ownership interests in the power plant were transferred among several subsidiaries of ECTRL's parent (EEL, an indirect subsidiary of ENE) to monetize such ownership interests. In connection with the monetization transactions, EEL guaranteed various debt obligations of its direct and indirect subsidiaries and ENE guaranteed EEL's guarantees of such obligations.

                                   EXHIBIT A
                             RIVERSIDE TRANSACTION
                                   STRUCTURES

            B. STRUCTURE DIAGRAM AS OF THE INITIAL PETITION DATE.

                                    (GRAPH)

                   Guarantee of                ---------------                    Guarantee of EEL
     ------------------------------------------      Enron    ----------------------------------------------------------
     |            EEL's Guarantee              ---------------                       Guarantees                         |
     |                                                |  100%                                                           |
     |                                                |  Equity                                                         |
     |                                         ---------------                                                          |
     |                                           Intermediate                                                           |
     |                                             Holding                                                              |
     |                                            Companies                                                             |
     |                                         ---------------                                                          |
     |                                                |  100%                                                           |
     |                                                |  Equity                                                         |
     |            Limited Guarantee            ---------------                    Guarantee of                          |
     |-----------------------------------------      EEL      ----------------------------------------------------------|
     |                of Notes                 ---------------   Swap              Facilities                           |
     |                                                |        Agreement                                                |
     |          100%                             ----------------------------                                           |
     |        Ordinary __________________________|__________________________|_____                                      |
     |         Shares  |                         |    |      100%           |    | 100%                                 |
     |                 |                         |    | Ordinary Shares     |    | Equity                               |
     |            ------------                 ---------------            --------------                                |
     |                EEP2                           EEP5     ----             ECTRL                       -----------  |
     |            ------------                 ---------------   |        --------------    L2,000,000      EEPS Term   |
     |                                                |          |----------------------------------------  Facility   --
     |                100%            ________________|_______________                    Term Facility      Lenders    |
     |              Ordinary         |                |              |    100% Ordinary                    -----------  |
     |               Shares          |                |              |        Shares                       -----------  |
     |                         -------------          |        -------------               L64,500,000      EEP6 Term   |
     |                             EEP4               |             EEP6    ------------------------------  Facility   --
     |                         -------------          |        -------------              Term Facility      Lenders    |
     |                                                |              |       100% Preferred                -----------  |
     |                                                |              |           Shares                                 |
     |              Guarantee of Notes                |              |                                ------------------|
 ------------ ----------------------------------------|------- -------------      L49,500,000             EEP3 Credit   |
 Noteholders \____                          100%      |--------     EEP3    -------------------------- Facility Lenders--
-------------      \                      Ordinary             /------------    Credit Facility       -----------------
            \       \ $121,200,000         Shares         ____/      |
             \       \ L35,000,000                       /      ------------     100% Ordinary and
              \       \ Notes                  100%     /|------    EEP1         Preferred Shares
               \       \                    Ordinary   / |      ------------
                \       \----------------    Shares   /  |  100%   |     |                                 ---------------
                 \ /-----      TPFL      ____________/   |Ordinary |     |                                   TPL Lenders
    Guarantee     /      ----------------                | Shares  |     |     85% Preferred               ---------------
    of Notes     / \                                     |      ------------       Shares                           |
                /   \                                    |          TPHL    --------------------                    |
               /     \                                   |      ------------                   |                    |
------------- /       \-----------------------------------         |     |                     |    L93,046,650    |
   Risk      /                                      50% Preferred  |     |    30% Ordinary     | Equity Loan Notes  |
 Management /  Teeside                              Shares         |     |       Shares        |                    |
-------------   Swaps                                           ------------                   |                    |
                                                                            --------------------                    |
                                                                     TPL                              L755,800,000  |
L=Pounds                                                                    -----------------------------------------
                                                                ------------                         Credit Facility


            c. SIGNIFICANT ASSETS ASSOCIATED WITH THE STRUCTURE. EEP1, an indirect, wholly owned subsidiary of EEL, owns 100% of the ordinary shares and 85% of the preferred shares of TPHL, which is the entity that owns 50% of the preferred shares and 30% of the ordinary shares of TPL, which is the entity that owns the power plant. In addition, TPHL is the holder of approximately GBP 93,046,650 in equity loan notes issued by TPL in connection with the financing of the power plant.

            d. SIGNIFICANT POTENTIAL LIABILITIES OF THE STRUCTURE. In connection with the construction of the power plant, TPL entered into a credit facility with an estimated outstanding balance of GBP 755.8 million and issued to TPHL, as noted above, approximately GBP 93,046,650 in equity loan notes. In addition, various direct and indirect wholly owned subsidiaries of EEL issued indebtedness in connection with the monetization and transfer of the ownership interests in the power plant as follows: (i) EEP3 issued approximately GBP 49.5 million of secured indebtedness pursuant to a secured credit facility; (ii) EEP5 issued approximately GBP 2 million pursuant to a secured credit facility; (iii) EEP6 issued approximately GBP 64.5 million pursuant to a secured credit facility; and
(iv) TPFL issued fixed and floating rate secured notes with any aggregate principal amount of GBP 35 million and

$121.2 million. EEL guaranteed the debt obligations of its subsidiaries referred to in the prior sentence in connection with these transactions.

            E. SIGNIFICANT POTENTIAL LIABILITIES OF DEBTORS. ENE guaranteed the obligations of EEL to provide the guarantees noted above.

      45.   SLAPSHOT

            a. LEGAL STRUCTURE. Slapshot was a transaction involving Compagnie Papiers,(34) ENE's principal newsprint and directory paper asset in Quebec, Canada, entered into on June 22, 2001. Slapshot lenders were not granted a security interest in the shares of Compagnie Papiers or in its assets, the principal credit support for the financing being provided by ENE through the Put Agreement and Total Return Swap, described more fully below. Proceeds of the Slapshot financing were used to repay ENE under a bridge loan entered at the time of Compagnie Papiers's acquisition in March 2001.

            Shortly prior to ENE's bankruptcy filing, but following a cross-default by ENE, Flagstaff, a wholly owned subsidiary of JPMCB which extended the Slapshot loan, irrevocably put certain warrant rights, described below, to ENE, in accordance with the terms of the Put Agreement. The exercise of the put option under the Put Agreement had the effect of substituting ENE as the party responsible for paying the unamortized portion of the Slapshot loan payable to Flagstaff, in the place and stead of Hansen, the original Slapshot borrower and a wholly owned subsidiary of Compagnie Papiers. Because ENE's ability to honor its payment obligations under the Put Agreement and Total Return Swap arrangements remains subject to the automatic stay provisions applicable to ENE's bankruptcy, ENE has yet to pay to Flagstaff any amounts due under the Total Return Swap.

            The Slapshot transaction is briefly summarized as follows:

            (i) Flagstaff loaned Hansen $1.4 billion under an unsecured credit agreement. To fund the Hansen credit facility, Flagstaff received a $375 million secured loan from a syndicate of banks and a $1.04 billion loan from Chase. In connection with the Hansen credit agreement, Hansen issued a $1.4 billion note to Flagstaff bearing an annual interest rate of 6.12% and a maturity date of June 23, 2006. Under the terms of the Hansen credit agreement, in addition to the outstanding principal due thereunder, a make-whole amount consisting of (a) the accrued and unpaid interest due on or before the date of any voluntary or involuntary prepayment of principal under the loan, and (b) the present value of all payments of interest under the Hansen credit agreement that would have been payable on the principal that was prepaid had such payment of interest occurred on the originally intended maturity date of June 23, 2006, becomes due and payable upon any prepayment of principal or upon an event of default (which includes material cross-defaults and the filing for bankruptcy protection by
ENE) under the Hansen credit agreement.

----------

(34) In a corporate reorganization in January 2003, substantially all of the assets and liabilities of Compagnie Papiers were transferred to CPS. CPS is an indirect, wholly owned subsidiary of Compagnie Papiers.

            (ii) Hansen in turn loaned $1.4 billion to Compagnie Papiers in exchange for a $1.4 billion intercompany demand note bearing annual interest of 6.13% and a final maturity date of June 23, 2006. The intercompany note in favor of Hansen contains a waiver of remedies that significantly limits Hansen's right of recourse against Compagnie Papiers, as well as rights of third parties deriving their rights through Hansen.

            (iii) Hansen entered into a subscription agreement with Newman, another wholly owned subsidiary of Compagnie Papiers, pursuant to which Newman agreed to make a deferred payment (on the earlier of (i) June 23, 2006 or (ii) the date upon which the principal amount owing under the Hansen credit agreement becomes due and payable) to Hansen in return for the Class A Preferred Convertible Shares of Hansen.

            (iv) Hansen, Newman, and Flagstaff entered into an assumption agreement pursuant to which Newman paid Flagstaff $1.04 billion in return for the assumption by Flagstaff of Newman's future obligation to pay the $1.4 billion subscription price under the subscription agreement to Hansen (to occur on the earlier of (i) June 23, 2006 or (ii) the date upon which the principal amount owing under the Hansen credit agreement becomes due and payable). Under the subscription payment assumption agreement, the Hansen Class A shares are to be issued to Newman.

            (v) Flagstaff and Hansen entered into a warrant agreement pursuant to which Flagstaff received a warrant that could be exercised for nonconvertible Class B Preferred Shares of Hansen. At any time prior to the occurrence of an event of default under the Hansen credit agreement, Flagstaff may exercise, and at any time after the occurrence of an event of default under the Hansen credit agreement, any holder other than Flagstaff may exercise, the Hansen warrant (at a purchase price of $1.00 per Hansen Class B share) for the number of Hansen Class B shares equal in aggregate value to the make-whole amount determined as of the date of exercise, whether or not the make-whole amount is then due and payable.

            (vi) Flagstaff and ENE entered into a put option agreement pursuant to which Flagstaff has the right, upon an event of default under the Hansen credit agreement, to cause ENE to purchase the Hansen warrant and Hansen's rights to the make-whole amount under the Hansen credit agreement in return for a put purchase price equal to the fair market value of the Hansen warrant and Hansen's rights to the make-whole amount under the Hansen credit agreement as determined by ENE , or, if no determination is made on the same business day that ENE receives notice of Flagstaff's intent to cause ENE to make the purchase, then equal to the tangible net worth of Hansen.

            (vii) Flagstaff and ENE entered into a total return swap. The payment date under the total return swap is the date of assignment of the Hansen warrant and Hansen's rights to the make-whole amount under the Hansen credit agreement to ENE pursuant to the put agreement. On the payment date, Flagstaff pays an amount equal to the value of the Hansen warrant and Hansen's rights to the make-whole amount under the Hansen credit agreement, as determined under the put agreement, to ENE, in return for ENE's payment to Flagstaff of an amount equal to the make-whole amount owed by Hansen to Flagstaff under the Hansen credit agreement. The net effect of an exercise of the put option under the put agreement and the triggering of the total return swap, is the payment by ENE to Flagstaff of the make-whole amount.

            b. STRUCTURE DIAGRAM AS OF THE INITIAL PETITION DATE.

                                    (GRAPH)

                      --------------                                                  --------------
                           ENA                          $1,414MM                           ENRON
                      and affiliates   ____________________________________________>  and affiliates
                      --------------  |                                               --------------
                            |         |
                        100%|         |                            General corp. purposes, including
                            |         |                              repayment of bridge financing
                      --------------- |
                           CPS        |
                        (Stadacona -                        100%
                      Mill in Canada) ______________________________________________________
                      ---------------                                                       |
                            | |                                                             |
                            | | $1.414 MM                                                   |
                       100% | |  CPS Loan/Note                                              |
                            | \/                                                            |
                      --------------                                                  --------------
                         Hansen                Subscription Agreement                     Newman
                        (Canada)     <_______________________________________________>   (Canada)
                      --------------                                                  --------------
             Subscription /\ /\ $1,414MM                                                    | Subscription
                  Payment |  |  Hansen Loan with                                   $1,039MM | Payment
               Assumption |  |  Credit Support              -------------                   | Assumption
                Agreement |  |  (Warrant)                     FLAGSTAFF    <________________| Agreement
                          |  | __________________________>       (US)
                          | _____________________________>  --------------
                                                            / /\    /\ \  /\
                                                           /  /      |  \  \
                                                      Put /  / Total |   \  \
                                                         /  / Return |    \  \
                                                        /  /   Swap  |     \  \ $1,039MM
                                                       /  /          | 100% \  \ JP Morgan
                                               -----  \/ /           |       \  \   Loan
                                               ENRON    /     $375MM |        \  \
                                               CORP.   \/  Flagstaff |         \  \
                                               -----            Loan |          \  \
                                                                 -----        ---------
                                                                  BANK        JP MORGAN
                                                                 GROUP           (US)
                                                                 -----        ---------


            c. SIGNIFICANT POTENTIAL LIABILITIES OF DEBTORS. ENE may be obligated under the total return swap to pay Flagstaff a sum equal to the make-whole amount.

      46.   SO2

            a. LEGAL STRUCTURE. The SO2 Inventory Project was established to monetize an inventory of sulfur-dioxide emissions credits held by ENA. To effectuate the project, ENA executed an ENA GTC along with a confirmation dated September 28, 2001, with Colonnade Limited, a Guernsey, Channel Islands company. Under the GTC, ENA purported to agree to sell 757,975 emissions credits to Colonnade in return for a cash payment of $128,372,535. A month later, ENA purported to sell an additional 166,607 emissions credits to Colonnade under an agreement, dated October 30, 2001 for a cash payment of $29,108,639.

            Colonnade also entered into a call option agreement, dated October 30, 2001 for the emissions credits with Herzeleide, LLC, a Delaware limited liability company, and a put option agreement concerning the emissions credits with Grampian LLC, a Delaware limited liability company. Herzeleide and Grampian are wholly owned subsidiaries of ENE.

            ECT had previously entered into an ISDA master agreement and a credit support annex, both dated January 13, 1994, as amended from time to time, as supplemented by three confirmations of swap between Barclays and ENA (formerly known as ECT), each dated October 30, 2001, with Barclays. Under the terms of the swap, ENA makes fixed payments (equal to the sum of the fixed price per emissions credit and the notional quantity of emissions credits referenced per year) and Barclays makes floating payments (based on a quoted bid price). The total amount of the fixed payments payable by ENA pursuant to all three swap confirmations is $157,481,173. The total amount of the floating payments payable by Barclays is variable, based on the applicable reference spot price per emissions credit.

            On October 30, 2001, ENE and Barclays entered into a Charge on Cash, under which ENE deposited $59.5 million in cash into a Barclays account in London. The agreement purported to allow Barclays to withdraw funds from this account to meet any present or future obligation and liability of ENE, or any of its subsidiaries, to Barclays or certain of its affiliates.

            ENE guaranteed Herzeleide's and Grampian's obligations under the call option agreement and the put option agreement, respectively, and was the guarantor of ENA's obligations under the swap confirmations.

            b. STRUCTURE DIAGRAM AS OF THE INITIAL PETITION DATE.

                                     (GRAPH)

                 Fixed             ----------
     _____________________________  BARCLAYS
    |        Financial Swap           BANK
    |  ___________________________ ----------
    |  |        Floating
    |  |
---------------              $157,481,174               ---------------
    ENRON      _________________________________________
 NORTH AMERICA              Sale Agreement               COLONNADE LTD.
               _________________________________________
---------------            924,582 SO2 Credits          ---------------
                                                         |  |   |  |
                                 ________________________|  |   |  | Put Option
                                 |  ________________________|   |  | (on SO2
            American Call Option |  |                           |  | credits)
            (on SO2 credits)     |  | $3,305,416          $300  |  |
                                 |  |                           |  |
                        ------------------------       ------------------------
                            HERZELEIDE, LLC                   GRAMPIAN LLC
                        (ENRON CORP. SUBSIDIARY)       (ENRON CORP. SUBSIDIARY)
                        ------------------------       ------------------------

            c. SIGNIFICANT ASSETS ASSOCIATED WITH THE STRUCTURE. As of the Initial Petition Date, Colonnade purported to own 924,582 emissions credits.

            d. SIGNIFICANT POTENTIAL LIABILITIES OF THE STRUCTURE. As of the Initial Petition Date, ENA was obligated on certain financial swaps with Barclays, and Grampian was obligated on that certain put option to Colonnade.

            e. SIGNIFICANT POTENTIAL LIABILITIES OF DEBTORS. On December 4, 2001, Barclays sent ENA a Notice of Termination as a Result of Voluntary Filing, claiming that the ENA bankruptcy was an event of default under the master ISDA agreement. On December 31, 2001, Barclays sent ENA a Statement of Payment on Early Termination that calculated the amounts due under the swap confirmations. Barclays used the average of 2 market quotations

($94,774,866) for the value of the floating payments payable by Barclays under the three swap confirmations. The total amount of the fixed payments payable by ENA remained $157,481,173. Barclays thus claimed that it was owed $62,706,307 by ENA.

      47.   SPOKANE

            a. LEGAL STRUCTURE. On October 1, 1998, EPMI entered into long-term physical power supply agreement with Spokane. The Spokane contract serves as a physical and financial hedge for Spokane's obligations to PGE under a contract dated June 26, 1992, that Avista monetized by assigning to Spokane for a payment of approximately $145 million. The PGE contract gives PGE an option to purchase peak energy in exchange for off-peak energy and capacity payments.

            The Spokane Trust issued notes and certificates to fund the assignment of the PGE contract to Spokane, and Spokane in turn collaterally assigned the Spokane contract and PGE contract to the Spokane Trust as collateral.

            ENE issued a performance guarantee to the Spokane Trust, for the benefit of the noteholders, of the obligations of EPMI under the Spokane contract.

            b. STRUCTURE DIAGRAM AS OF INITIAL PETITION DATE.

                                     (GRAPH)

           -------------------           -------------------
                 AVISTA                   SERVICER (AVISTA)
           -------------------           -------------------
                          |                   |
                          |                   |
                Contract  |                   |     Servicer
               Assignment |                   |    Agreement
                          |                   |
                          |                   |
                          |                   |
 ------__________________-----------------------___________________-----
         Physical Energy                          Physical Energy

  EPMI                     Spokane Energy, LLC                      PGE
        Capacity Payment                         Capacity Payment
       __________________                       ___________________
 ------                  -----------------------                   -----
                          |                   |
          Purchase Price  |                   | Principal & Interest
                          |                   |
                          |                   |
                          |                   |
                          |                   |
                         -----------------------
                              Spokane Energy
                              Funding Trust
                         -----------------------
                         /                    \
                       /                       \
                   ------                    -------
                    Debt                      Equity
                   ------                    -------

            c. SIGNIFICANT ASSETS ASSOCIATED WITH THE STRUCTURE. Spokane has power contracts with PGE and EPMI.

            d. SIGNIFICANT POTENTIAL LIABILITIES OF THE STRUCTURE. As of the Initial Petition Date, the Spokane Trust had obligations of approximately $139 million.

            e. SIGNIFICANT POTENTIAL LIABILITIES OF DEBTORS. For EPMI, the unliquidated value of the Spokane contract. ENE guaranteed the obligations of EPMI under the Spokane contract.

            f. STRUCTURE RESOLUTION. In November 2003, the Bankruptcy Court approved certain agreements that EPMI and ENE entered into on September 24, 2003 with Spokane, Avista, Peaker L.L.C. and the other signatories named in the agreements. Pursuant to such agreements and the order of the Bankruptcy Court, effective November 17, 2003, EPMI assigned its interests in the Spokane contract and the Avista contract to Peaker L.L.C. in return for a release of all claims against EPMI and ENE in connection with the assigned contracts and the ENE performance guaranty.

            48. TERESA

            a. LEGAL STRUCTURE. In 1997, ENE contributed certain assets to OPI which, in turn, contributed such assets to ELP. Such contributed assets included, among others, the lease for the Enron Building. For a description of the synthetic lease transaction relating to the Enron Building, refer to Section III.F.20., "Enron Center North Synthetic Lease" for further information. Shortly after ENE's contribution, DB and Potomac Capital Investment Corporation provided the minority investment financing to the structure by investing in shares of preferred stock of OPI.

            b. STRUCTURE DIAGRAM AS OF INITIAL PETITION DATE.


                                                         -----
                                                         Enron
                                                         Corp.
                                                         -----
                                                           |
      -----------                        ________________________________________________________________________________
        Potomac       100% Series A      |                               |                     |                        |
        Capital       Preferred          |                               |                     |                        |
       Investment _______________________|                               |                     |                        |
      Corporation                        |                               |                     |                        |
      -----------                        |                               |                     |                        |
                                         |                               |                     |                        |
                                         |                          ------------               |                        |
                                         |                          Enron Cayman               |                        |
                                         |                          Leasing Ltd.               |                        |
                                         |                          ------------               |                        |
                                         |                               |                     |                        |
---------------       100% Series B      |                          --------------             |                        |
EN-BT Delaware,       Preferred          |     100%                 Enron Property             |                        |
     Inc.      __________________________|     Common                 Management               |                        |
---------------                          |                               Corp.                 |                        |
     |                                   |                          --------------             |                        |
     |                             --------------                        |                     |                        |
     |                             Organizational            20% Common  |                     |    80% Common          |
     |                              Partner, Inc.________________________|________             |  19.8% Preferred       |
     |                             --------------                        |        |            |                        |
     |                                   |                               |        |            |                        |
     |                                   |                               |        |            |                        |
     |                     1% LP       98% LP       1% GP                |        |            |                        |
     |                                   |                               |        |_____       |                        |
     |                              -------------                        |             |       |                        |
     |                              Enron Leasing                        |             |       |                        |
     |______________________________  Partners,  ________________________|             |       |                        |
                                         LP                                            |       |                        |
                                    -------------                                      |       |                        |
                                          |                                            ------------------               |
                                          |____________________________________________  Enron Pipeline                 |
                                          |                                              Holding Company                |
                                          |                  80.2% Preferred           (fka Enron Liquids               |
                                          |                                               Holding Corp.)                |
                           _______________|__________________                          ------------------               |
                           |              |                 |                                  |                        |
                      -----------       ------            ------                               |                        |
                          ENE            Enron             Other                               |                        |
                      Receivables       Center            Leased                               |                        |
                     ------------        North            Assets                               |                        |
                                        ------            ------                  _____________|_______                 |
                                                                                  |                   |                 |
                                                                              -----------          ---------         -----------
                                                                                  EOC                EOC                EOC
                                                                              Management,          Holdings,         Preferred,
                                                                                  LLC                LLC                LLC
                                                                              -----------          ---------         ----------
                                                                                  |                    |               |
                                                                General Partner   |       Limited      |               |   Preferred
                                                                                  |       Partner      |               |   Limited
                                                                                  |                    |               |   Partner
                                                                                  |____________________|_______________|
                                                                                                       |
                                                                                                 ----------------
                                                                                                      Enron
                                                                                                    Operations
                                                                                                       L.P.
                                                                                                 ----------------
                                                                                                        |
                                                                                                 ----------------
                                                                                                      Enron
                                                                                                  Transportation
                                                                                                 Services Company
                                                                                                 ----------------
                                                                                                         |
                                                                                            _____________|________
                                                                                            |                     |
                                                                                       ------------          ------------
                                                                                       Transwestern             Other
                                                                                         Pipeline              Pipeline
                                                                                         Company             Subsidiaries
                                                                                       ------------          ------------

            c. SIGNIFICANT ASSETS ASSOCIATED WITH THE STRUCTURE. As of the Initial Petition Date, ELP's significant assets included net receivables from ENE, the Enron Building (subject to loan and Forbearance Agreement dated May 14, 2002 relating to the loan), subordinated preferred stock in Enron Pipeline Holding Company, an entity that indirectly holds an interest in the stock of ETS, and other leasing assets.

            OPI's significant assets included $131 million cash arising from an income tax refund and net receivables from ENE.

            d. SIGNIFICANT POTENTIAL LIABILITIES OF THE STRUCTURE. ELP's significant liability is the debt on the Enron Building.

            e. SIGNIFICANT POTENTIAL LIABILITIES OF DEBTORS. Refer to Section III.F.20., "Enron Center North Synthetic Lease" for further information.

      49.   VALHALLA

            a. LEGAL STRUCTURE. In 2000, various ENE subsidiaries formed Valkyrie, Valhalla, and Rheingold, to implement a financing transaction with DB. Through the structure these subsidiaries borrowed a net $50 million from DB.

            ENE invested $178 million in Rheingold (indirectly through Valkyrie and Valhalla). DB acquired "participation rights" of Rheingold for $2 billion. Rheingold used the funds to purchase $2.178 billion in preferred stock from RMTC, an indirect subsidiary of ENE. RMTC then loaned $2.178 billion to ENE, and ENE loaned $1.95 billion to DB in the form of a structured note receivable. Contemporaneously, ENE and DB entered into an interest rate swap with a $50 million notional principal balance.

            As part of the steps described above, DB, Valhalla, and Valkyrie executed various puts and calls on the participation rights issued to DB by Rheingold, and ENE guaranteed the performance of Valhalla and Valkyrie under those arrangements. The puts and calls provided a mechanism for unwind upon certain default events including the material downgrade of either party's credit rating.

            b. STRUCTURE DIAGRAM AS OF INITIAL PETITION DATE.

                                    (GRAPH)

-----------------    -----------------------------   ------------------------

  Enron Corp.        $1.95B Structured Note            Deutsche Bank, London
                     ________________________
-----------------    ____________           |        ------------------------
|          |   |      $106      |           |
|          |   |     million    |           | 95%
|          |   |      Note      |           |
|          |   |           -----------  5%  |
|          |   |              Enron    ____ |
|          |   |           Diversified      |
|          |   |           Investments      |
|          |   |              Corp.         |
|          |   |           -----------      |
|          |   |                        ----------
|          |   |                           Enron
|          |   |                         Valkyrie,
|          |   |                            LLC
|          |   |                        ----------
|          |   |                            |         --------------------------
|          |   |                            |         In December 2001, Deutsche
|          |   |                        ----------    Bank purported to put its
|          |   |                         Valhalla,    participation rights to
|          |   |                           GmbH       Valhalla/Enron and offset
| $2.178B  |   |                        ----------    it against the structured
|   Note   |   |_________________________   |         note.
|          |                            |   |         --------------------------
---------------                         ----------                -------------
Risk Management                          Rheingold,               Deutsche Bank,
& Trading Corp.  --------------------      GmbH     -------------   Germany
---------------  $2.178B Series 1 & 2   ----------     $2.0B      -------------
                  Preferred Stock                   Participation
                                                       Rights

            c. SIGNIFICANT ASSETS ASSOCIATED WITH THE STRUCTURE. The only significant asset associated with the structure is $2.178 billion in preferred stock of RMTC.

            d. SIGNIFICANT POTENTIAL LIABILITIES OF THE STRUCTURE. Immediately prior to ENE's bankruptcy filing, DB purported to put its interest in Rheingold to Valhalla and, pursuant to the various legal documents, offset the Rheingold interest against its structured note payable to ENE. ENE has reserved its right to contest DB's purported put. The validity of the purported put may ultimately be resolved by the Bankruptcy Court; the outcome of such action would impact the equity ownership of Rheingold. If DB's offset is not valid, the structure's significant liability is Rheingold's $2 billion "participation rights" obligation to DB. If DB's offset is valid, then Valhalla owns the participation rights, and ENE may have a claim against Valhalla arising out of satisfaction of ENE's guarantee. Whether or not DB's offset is valid, Rheingold owes ENE $106 million.

            e. SIGNIFICANT POTENTIAL LIABILITIES OF DEBTORS. Refer to Section III.F.49.d., "Significant Potential Liabilities of the Structure" for further information.

      50.   WILTSHIRE FINANCIAL ASSET COMPANY/RENEGADE

            a. LEGAL STRUCTURE. In 1998, ENE and BT formed Wiltshire as a FASIT. BT loaned $320 million to ECT Equity Corp., an ENE affiliate, which loaned the funds to EFHC, an ENE affiliate. ENE guaranteed ECT Equity Corp.'s obligations. EFHC lent $8 million to ENE and contributed the remaining $312 million to Wiltshire in exchange for various Class A and Class B FASIT interests. BT contributed $8 million to Wiltshire in exchange for Class A and Class O FASIT interests. Wiltshire utilized the $320 million contributed by BT and EFHC to acquire the ECT Equity Corp. note held by BT.

            b. STRUCTURE DIAGRAM AS OF INITIAL PETITION DATE.

                                    (GRAPH)


        --------------------                                                                             --------------------
             Enron Corp.                                                                                        Bankers
                                                                                                                 Trust
        --------------------                                                                             --------------------
                 |                                                                              $3 million Class A  |
                 |                                                                             Interests and $1,000 |
        --------------------                                                                    Class O Interests   |
             ECT Equity     _ _ _ _ _ _ _                                                                           |
               Corp.                     |                                                                          |
        --------------------             |                                                                          |
                |                        |            --------------                                                |
   $320 million Note                     |            Enron Finance                                                 |
    Receivable from                      |_ _ _ _ _ _ Holdings Corp.                                                |
     Enron Finance                                    --------------                                                |
      Holding Corp.                                        |       $27  million Class A Interests                   |
                                                           |       $49  million Class B-1 Interests                 |
                                                           |       $49  million Class B-2 Interests                 |
                                                           |       $198 million Class B-3 Interests                 |
                                                           |                                                        |
                                                   --------------------                                             |
                                                         Wiltshire                                                  |
                                                      Financial Asset  ----------------------------------------------
                                                      Company, LLC
                                                   --------------------
                                                           |
                                                           |

                                                    $320 million Note
                                                    Receivable from
                                                    ECT Equity Corp.

            c. SIGNIFICANT ASSETS ASSOCIATED WITH THE STRUCTURE. As of the Initial Petition Date, Wiltshire holds a $320 million note receivable from ECT Equity Corp.

            d. SIGNIFICANT POTENTIAL LIABILITIES OF THE STRUCTURE. As of the Initial Petition Date, Wiltshire owes $3 million to BT on its Class A and Class O FASIT interests and $323 million to EFHC on its Class A and Class B FASIT interests.

            e. SIGNIFICANT POTENTIAL LIABILITIES OF DEBTORS. The guaranty issued by ENE may give rise to a prepetition unsecured claim against ENE.

      51.   YOSEMITE AND CREDIT LINKED NOTES

            a. LEGAL STRUCTURE. From 1999 through 2001, ENE and Citibank structured several transactions designed to issue notes, the credit quality of which was comparable to ENE unsecured obligations. In each transaction, an SPE, often a trust, was formed to issue notes and equity certificates. The SPE would then invest the proceeds of the note and certificate issuances in permitted investments.(35) The SPE then entered into a credit default and periodic payment swap with Citibank. Under the periodic payment portion of the swap, Citibank would pay to the SPE amounts sufficient to pay periodic interest, and, when due, periodic yield on the notes and certificates, respectively, issued by the SPE, and the SPE would pay to Citibank amounts received from the permitted investments. Under the credit default terms of the swap, upon an ENE credit event, such as bankruptcy, Citibank could deliver senior unsecured obligations of ENE to the SPE in exchange for the permitted investments of the SPE. It is ENE's belief that after ENE filed for bankruptcy, Citibank delivered the obligations represented by the Citibank/Delta Prepays (refer to Section III.F.12., "Citibank/Delta Prepays" for further information) to the SPEs in exchange for the permitted investments. The transaction amounts and permitted investments for each transaction are as follows:

                  (i) YOSEMITE SECURITIES TRUST I. Yosemite I issued 8.25% Series 1999-A Linked Enron Obligations and trust certificates, raising a total of $825 million, of which $800 million was used to purchased a promissory note from Delta, and the remaining $25 million was used to purchase a promissory note from ENE. As of the Initial Petition Date, the trust certificate holders of Yosemite I were SE Raptor LP, a subsidiary of Whitewing (refer to Section III.F.42., "Osprey/Whitewing" for further information), ENE and a third-party institutional investor.

                  (ii) YOSEMITE SECURITIES COMPANY LTD. Yosemite Securities issued 8.75% Series 2000-A Linked Enron Obligations and company certificates, raising a total of L222.25 million, of which L206.75 million was used to purchase a promissory note from Delta and the remaining L15.5 million was used to purchase a promissory note from ENE. As of the Initial Petition Date, the trust certificate holders of Yosemite Securities were SE Raptor LP, a subsidiary of Whitewing (refer to Section III.F.42., "Osprey/Whitewing" for further information), ENE and a third-party institutional investor.

                  (iii) ENRON CREDIT LINKED NOTES TRUST. The CLN Trust issued 8.00% Enron Credit Linked Notes, as well as trust certificates, raising a total of $550 million, which was used to purchase a certificate of deposit from Citibank. The trust certificate holders are third-party institutional investors. As part of this transaction, Citibank loaned ENE $25 million as evidenced by a promissory note issued to Citibank.

                  (iv) ENRON CREDIT LINKED NOTES TRUST II. The CLN Trust II issued 7.375% Enron Credit Linked Notes, as well as trust certificates, raising a total of $550 million, which was used to purchase a certificate of deposit from Citibank. The trust certificate holders


----------

(35) For the Yosemite transactions, the permitted investments included, among other things, ENE unsecured obligations. For the Credit Linked Notes transactions, the permitted investments did not include ENE unsecured obligations.

are third party institutional investors. As part of this transaction, Citibank loaned ENE $25 million as evidenced by a promissory note issued to Citibank.

                  (v) ENRON STERLING CREDIT LINKED NOTES TRUST. The Sterling CLN Trust issued 7.25% Enron Sterling Credit Linked Notes, as well as trust certificates, raising a total of L139 million, which was used to purchase a certificate of deposit from Citibank. The trust certificate holders are third-party institutional investors. As part of this transaction, Citibank loaned ENE L15.5 million as evidenced by a promissory note issued to Citibank.

                  (vi) ENRON EURO CREDIT LINKED NOTES TRUST. The Euro CLN Trust issued 6.50% Enron Euro Credit Linked Notes, as well as trust certificates, raising a total of E222.5 million, which was used to purchase a certificate of deposit from Citibank. The trust certificate holders are third-party institutional investors. As part of this transaction, Citibank loaned ENE E29.1 million as evidenced by a promissory note issued to Citibank.

            b. STRUCTURE DIAGRAM AS OF INITIAL PETITION DATE.

                                    (GRAPH)

     ----------------          ------------------
          Notes                   Certificates
     ----------------          ------------------
                  |              |
                  |              |
                 ------------------    NOTE INTEREST & CERTIFICATE YIELD    ----------------------
                                       ---------------------------------
                       Trust                      Credit Swap                      Citibank
                 ------------------    ---------------------------------    ----------------------
                         |             ---------------------------------
                         |               INTEREST ON TRUST INVESTMENTS
                         |
                         |
                 ------------------
                        Trust
                     Investments
                 ------------------
                  - A+/A1 OR BETTER
                  - YOSEMITE ALLOWED TO DIRECTLY PURCHASE ENE DEBT SECURITIES

            c. SIGNIFICANT ASSETS ASSOCIATED WITH THE STRUCTURE. As of the Initial Petition Date, each SPE held the permitted investments as described above. It is ENE's belief that, after ENE filed for bankruptcy, Citibank delivered the obligations represented by the Citibank/Delta Prepays (refer to Section III.F.12., "Citibank/Delta Prepays" for further information) to the SPEs in exchange for the permitted investments.

            d. SIGNIFICANT POTENTIAL LIABILITIES OF THE STRUCTURE.

                  (i) YOSEMITE SECURITIES TRUST. Yosemite I issued notes and trust certificates totaling $825 million.

                  (ii) YOSEMITE SECURITIES COMPANY LTD. Yosemite Securities issued notes and company certificates, totaling L222.25 million.

                  (iii) ENRON CREDIT LINKED NOTES TRUST. CLN Trust issued notes and trust certificates totaling $550 million.

                  (iv) ENRON CREDIT LINKED NOTES TRUST II. CLN Trust II issued notes and trust certificates totaling $550 million.

                  (v) ENRON STERLING CREDIT LINKED NOTES TRUST. Sterling CLN Trust issued notes and trust certificates totaling L139 million.

                  (vi) ENRON EURO CREDIT LINKED NOTES TRUST. Euro CLN Trust issued the notes and trust certificates totaling E222.5 million.

            e. SIGNIFICANT POTENTIAL LIABILITIES OF DEBTORS

                  (i) YOSEMITE SECURITIES TRUST I. ENE is obligated under the promissory note originally issued to Yosemite I. Additionally, ENA's obligations under certain Citibank/Delta prepay transactions, which have now been assigned to Yosemite I, were supported by a guaranty from ENE.

                  (ii) YOSEMITE SECURITIES COMPANY LTD. ENE is obligated under the promissory note originally issued to Yosemite Securities. Additionally, ENA's obligations under certain Citibank/Delta prepay transactions, which have now been assigned to Yosemite Securities, were supported by a guaranty from ENE.

                  (iii) ENRON CREDIT LINKED NOTES TRUST. ENE is obligated under the promissory note originally issued to Citibank. Additionally, ENA's obligations under certain Citibank/Delta prepay transactions, which have now been assigned to CLN Trust, were supported by a guaranty from ENE.

                  (iv) ENRON CREDIT LINKED NOTES TRUST II. ENE is obligated under the promissory note originally issued to Citibank. Additionally, ENA's obligations under certain Citibank/Delta prepay transactions, which have now been assigned to CLN II Trust, were supported by a guaranty from ENE.

                  (v) ENRON STERLING CREDIT LINKED NOTES TRUST. ENE is obligated under the promissory note originally issued to Citibank. Additionally, ENA's obligations under certain Citibank/Delta prepay transactions, which have now been assigned to Sterling CLN Trust, were supported by a guaranty from ENE.

                  (vi) ENRON EURO CREDIT LINKED NOTES TRUST. ENE is obligated under the promissory note originally issued to Citibank. Additionally, ENA's obligations under certain Citibank/Delta prepay transactions, which have now been assigned to Euro CLN Trust, were supported by a guaranty from ENE.

      52.   ZEPHYRUS/TAMMY

            a. LEGAL STRUCTURE. Project Tammy was a minority-interest investment involving the formation of EFP, a Delaware limited liability company. EFP invested in certain permitted assets, including debt securities of Sequoia. Refer to Section III.F.3., "Apache/Choctaw" for further information.

            EFP has three classes of membership interests: Class A, Class B and Class C. The Class A Member is Enron Finance Management LLC and the Class B Members are ENE and various ENE subsidiaries. The Class B Members contributed certain assets in exchange for their Class B membership interest in EFP. EFP contributed these assets (except for a $125 million demand note issued by ENE) to EIH, in exchange for 100% of the membership interest in EIH. EIH, in turn, contributed these assets (other than a $200 million demand note issued by ENE) to EAH, in exchange for the Class B membership interest of EAH. As a result of the various contributions of these assets, (i) EFP holds a $125 million demand note, (ii) EIH holds a $200 million demand note, and (iii) EAH holds all of the remaining contributed assets.

            In addition to the contribution of the assets by the Class B Members of EFP, Zephyrus, a Delaware limited liability company, contributed $500 million in cash in exchange for the Class C Membership Interest in EFP. Zephyrus was capitalized by a third-party syndication led by JPMCB contributing debt ($481.725 million) and equity ($18.275 million) to Zephyrus. The proceeds of Zephyrus's investment were used by EFP to purchase debt securities of Sequoia and other permitted investments.

            Contemporaneous with the contribution of assets through the Tammy structure, certain ENE debt was assumed by the entities within the structure. Prior to Tammy, ENE issued, from time to time, various debt securities pursuant to a certain indenture. Project Tammy included the assignment and assumption of approximately $1.72 billion of the debt securities. After consummation of the series of assumptions and assignments of the obligations under the debt securities, (i) ENE continued to remain liable to the holders in respect of all of the debt securities issued under the indenture, (ii) each Class B Member remained liable to ENE in respect of such Class B Member's assumed obligations,
(iii) EIH remained liable to ENE in respect of the EIH assumed obligations, and
(iv) EFP was released from EFP's assumed obligations and was not liable to ENE in respect thereof.

            In October 2002, Zephyrus purported to exercise its right to take control of the management of EFP.

            b. STRUCTURE DIAGRAM AS OF INITIAL PETITION DATE.

                                    (GRAPH)

                                                    |_________________________                                    Direct or
                                                    |                        |                                     Indirect
                        ---------------------------------------              |                                  Wholly-Owned
________________________              Enron Corp.               _________________________________________       Affiliates of
|                       ---------------------------------------              |        |                 |        Enron Corp.
|          Sole Member         /       |  \                 \                |        |                 |
|                             /        |   \                 \               |        |                 |
|        --------------------          |   ----------------  --------------- | ---------------    ---------------
|            Enron Finance             |    Smith Street      Enron Global   | Boreas Holdings    Enron Caribbean
|             Management,              |    Land Company      Exploration &  |      Corp.            Basin, LLC
|                LLC                   |                     Production Inc. |                                          -----------
|        --------------------          |   ----------------  --------------- | ---------------    ---------------         Zephyrus
|        \                 \           |      /            \        |        |         |             /       |           Investment,
|         \                 \          |     /              \--------------------------------------/         |              LLC
|          \      Managing   \         |    /                          Enron Capital                         |          -----------
|           \      Member     \        |   /                         Investments Corp.                       |                  |
|            \                 \       |  /                    -------------------------------------         |     $500 million |
| $1.9 billion\                 \      |_____________________________________________________________________|__________________|
| debt payable \                 \     |                                                                     |
|               \                -----------------                                                           |
|                \                     Enron                                                                 |
|                 \              Finance Partners, __________________________________________________________|
|                  \                    LLC
|                   \            -----------------
|        Managing    \                 |
|         Common      \                |____________________________________
|         Member       \               |                                   |
|                       \        -----------------                         |
|                        \             Enron         Sole Member        -------
|________________________________  Intermediate                         Sequoia
                           \       Holdings, LLC                         Notes
                            \    -----------------                      -------
                             \         |             Preferred Member
                              \        |
                               \ -----------------
                                       Enron
                                  Asset Holdings,
                                        LLC
                                 -----------------
                                       |
                                       |
              _________________________|_______________________________________________
              |           |            |                  |              |            |
              |           |            |                  |              |            |
         ---------   ----------  ---------------   -----------------  -------         |
         Enron N/R   Option to   Enron Oil & Gas      Enron LNG         ECM      -----------
         from sale   Acquire     India, Ltd.       Power (Atlantic),    III         Other
         of EOGR     EREC Stock                          Ltd.                       Notes
         shares                                                                   Receivable
         ---------   ----------  ---------------   -----------------  -------    ------------
                                                           |             |
                                                      ------------       |
                                                      Subsidiaries      -----
                                                      ------------      Notes
                                                                        -----

            c. SIGNIFICANT ASSETS ASSOCIATED WITH THE STRUCTURE. As of the Initial Petition Date, EFP's significant assets were (a) a $125 million note receivable from ENE; (b) a $508 million note receivable from ENA; (c) a 100% equity interest in EIH; and (d) a $6 million note receivable from Sequoia.

            At the Initial Petition Date, EIH's only significant assets were a $215 million ENE demand note and its Class B membership interest in EAH.

            At November 30, 2001, EAH's assets were (a) $400,000 cash, (b) 100% of the stock of EOGIL, (c) a $32.5 million note receivable from EGEP China Company, a Mauritius company, (d) an ENE note receivable of $542 million representing proceeds from the sale of EOG stock, (e) a $20 million note receivable from Enron Finance Management, LLC, (f) a $1 option to purchase all of the common stock of EREC, (g) 100% of the stock of Enron LNG Power (Atlantic) Ltd., and (h) a derivative interest in a receivable representing proceeds from the sale of East Coast Power.

            d. SIGNIFICANT POTENTIAL LIABILITIES OF THE STRUCTURE. EFP issued a class C preferred interest in the amount of $500 million.

            EIH has a $1.9 billion payable to ENE in respect of ENE's obligation under the Harris Indenture Trust.


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            e. SIGNIFICANT POTENTIAL LIABILITIES OF DEBTORS. ENE and ENA have payables to the structure, as discussed above. Refer to Sections IV.C.1.c., "Trading Litigation" and IV.C.1.d., "Litigation Related to Structures" for further information.

G.    RELATED PARTY TRANSACTIONS

            Information included in this section represents a summary of ENE's 8-K filed November 8, 2001 and other ENE or third-party public filings and reports on the subject of ENE's related party transactions. The descriptions below, which are based on the Debtors' view of the historical facts and which are subject to further review, elaboration, or modification, are included for informational purposes. Others familiar with these proceedings may dispute all or part of these descriptions or assessments.

            On October 28, 2001, ENE established the Powers Committee, which was charged "to examine and take any appropriate actions with respect to transactions between the Enron Companies and entities connected to related parties." The Powers Committee retained Wilmer, Cutler & Pickering as its counsel, which, in turn, retained Deloitte & Touche for independent accounting advice. On February 1, 2002, the Powers Committee released the Powers Report. Findings from the Powers Report included revelations about the extensive financial enrichment of certain former ENE employees and conclusions related to the objectives for, and implementation of, related party transactions. Significant detail describing the related party transactions is provided in the Powers Report, which is available online in the "Related Documents" section at http://www.enron.com/corp/por/.

      1.    CHEWCO

            a. GENERAL SUMMARY. From June 1993 through November 1997, an ENE subsidiary was the general partner and a third party, CalPERS, was the limited partner of Joint Energy, a $500 million joint venture investment partnership. Joint Energy was formed primarily to invest in and manage certain natural gas and energy related assets. In November 1997, Joint Energy made a liquidating distribution to CalPERS of $383 million. Concurrently, Chewco purchased a limited partnership interest in Joint Energy for $383 million, $132 million of which was financed by an interest-bearing loan from Joint Energy to Chewco, and $240 million of which was borrowed from a third-party financial institution, supported by a guarantee from ENE.

            From December 1997 to December 2000, Chewco received distributions of $433 million from Joint Energy. Among other things, Chewco used a portion of these distributions to make repayments on its Joint Energy loan and to repay the additional borrowing from the third-party financial institution. In March 2001, ENE purchased Chewco's limited partnership interest in Joint Energy for $35 million. The impact of ENE's buyout was a consolidation of Joint Energy into ENE's consolidated financial statements. In September 2001, ENE paid an additional $2.6 million to Chewco in connection with a tax indemnification agreement between Joint Energy, Chewco, and ENE. Of the total purchase consideration, $26 million was used by Chewco to make a payment on the Joint Energy loan.

            b. CHEWCO FINANCIAL RESTATEMENT. ENE's decision to consolidate Chewco was based on ENE's assessment that Chewco did not meet the accounting criteria to qualify as


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an unconsolidated SPE. As a result of Chewco's failure to meet the criteria,
Joint Energy, in which Chewco was a limited partner, also did not qualify for nonconsolidation treatment. In its November 8, 2001 8-K, ENE reported the decision to consolidate both Chewco and Joint Energy beginning in November 1997.

      2.    THE LJM PARTNERSHIPS

            a. GENERAL BACKGROUND. Upon information and belief, LJM1 was formed as a private investment limited partnership in June 1999, and LJM2 was also formed as a private investment partnership a few months later in October 1999. They were described to the Board as potential sources of capital to buy assets from ENE, potential equity partners for ENE investments, and counterparties to help mitigate risks associated with ENE investments. The Board also was informed that LJM1 and LJM2 intended to transact business with third parties. Prior to approving Mr. Fastow's affiliation with LJM1 and LJM2, the Board determined that Mr. Fastow's participation in the partnerships would not adversely affect the interests of ENE. The Board approved the initial transaction with LJM1 and recognized that ENE might (but was not required to) engage in additional transactions with LJM1. ENE believes that the initial capital commitments to LJM1 were $16 million, and the aggregate capital commitments to LJM2 were $394 million. LJM1 was first disclosed as a related-party transaction in ENE's June 30, 1999 10-Q, and LJM2 was referenced in the 1999 10-K. In ENE's 2000 and 2001 proxy statements filed with the SEC, Andrew Fastow was identified by name as the "senior officer of Enron" involved with the LJM partnerships. ENE now believes that Mr. Fastow received in excess of $30 million relating to his LJM management and investment activities.

            The Board directed that certain controls be put into place relating to Mr. Fastow's involvement with the partnerships and transactions between ENE and the LJM partnerships. The Board required review and approval of each transaction by the Office of the Chairman of the Board, the CAO, and the chief risk officer. The Board also recognized the ability of the Chairman of the Board to require Mr. Fastow to resign from the partnerships at any time, and directed that the Audit and Compliance Committee of the Board conduct annual reviews of transactions between ENE and LJM1 and LJM2 completed during the prior year. The proper implementation of these controls and procedures was one of the subjects of the Powers Committee's investigation.

            b. SUMMARY OF LJM TRANSACTIONS. From June 1999 through September 2001, ENE and ENE-related entities entered into 24 business relationships in which LJM1 or LJM2 participated. These relationships were of several general types, including: (1) sales of assets by ENE to LJM2 and by LJM2 to ENE; (2) purchases of debt or equity interests by LJM1 or LJM2 in ENE-sponsored SPEs; (3) purchases of debt or equity interests by LJM1 or LJM2 in ENE affiliates or other entities in which ENE was an investor; (4) purchases of equity investments by LJM1 or LJM2 in SPEs designed to mitigate market risk in ENE's investments; (5) the sale of a call option and a put option by LJM2 on physical assets; (6) transactions involving LJM and third parties; and (6) a subordinated loan to LJM2 from an ENE affiliate.

                  (i) SALE OF ASSETS. In June 2000, LJM2 purchased dark fiber optic cable from EBS Inc. for a purchase price of $100 million. LJM2 paid EBS Inc. $30 million in cash and the balance in an interest-bearing note for $70 million. ENE recognized $67 million in


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pre-tax earnings in 2000 related to the asset sale. Pursuant to a marketing agreement with LJM2, EBS Inc. was compensated for marketing the fiber to others and providing operation and maintenance services to LJM2 with respect to the fiber. LJM2 sold a portion of the fiber to industry participants for $40 million, which resulted in EBS Inc. recognizing agency fee revenue of $20.3 million. LJM2 sold the remaining dark fiber for $113 million in December 2000 to Backbone 1 which was formed to acquire the fiber. Refer to Section III.F.4., "Backbone" for further information. In December 2000, LJM2 used a portion of the proceeds to pay in full the $70 million note and accrued interest owed to EBS Inc. through which it had purchased the dark fiber in June 2000. LJM2 earned $2.4 million on its resale of the fiber.

                  (ii) PURCHASES OF EQUITY/DEBT IN ENRON-SPONSORED SPES. Between September 1999 and December 2000, LJM1 or LJM2 purchased equity or debt interests in nine ENE-sponsored SPEs. LJM1 and LJM2 invested $175 million in the nine SPEs. These transactions enabled various Enron Companies to monetize assets and generated pre-tax earnings to ENE of $2 million in 1999.

            ENE believes that LJM received cash of $15 million, $64 million, and $53 million in 1999, 2000 and 2001, respectively, relating to its investments in these entities. In three instances, third-party financial institutions also invested in the entities. LJM invested on the same terms as the third-party investors. In one of these nine transactions, an Enron Company entered into a marketing agreement with LJM2 that provided an Enron Company with the right to market the underlying equity. This arrangement gave an Enron Company profit potential in proceeds received after LJM2 achieved a specified return level. In six of these nine transactions, ENE repurchased all or a portion of the equity and debt initially purchased by LJM.

                  (iii) INVESTMENT IN ENE AFFILIATES. In two transactions, LJM2 made direct and indirect investments in stock (and warrants convertible into stock) of New Power Holdings, Inc. which initially was a wholly owned subsidiary of ENE, and subsequently included other strategic and financial investors. In October 2000, New Power Holdings, Inc. became a public company.

            In January 2000, LJM2 invested $673,000 in Cortez Energy Services LLC, a limited liability company formed by EES and LJM2, and an Enron Company contributed five million shares of New Power Holdings, Inc. stock to Cortez. In July 2000, in a private placement, LJM2 purchased warrants exercisable for New Power Holdings, Inc. stock for $50 million on the same terms as third-party investors.

            In September 1999, LJM1 acquired from EBHL a 13% equity interest in a company owning a power project in Brazil for $10.8 million, and acquired redeemable preference shares in a related company for $500,000. ENE recognized a $1.7 million loss on the sale of these interests to LJM1. ENE recognized revenues of $65 million, $14 million, and $5 million from a commodity contract with the company owning the power project in 1999, 2000, and 2001, respectively. As part of an exclusive marketing arrangement to sell LJM1's equity in the project to third parties and to limit LJM1's return, EBHL paid LJM1 a $240,000 fee in May 2000. In 2001, EBHL repurchased LJM1's 13% equity interest and the redeemable preference shares for $14.4 million.


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            In December 1999, LJM2 paid NSH $30 million for a 75% equity interest in a power project in Poland. ENE recognized a $16 million gain in 1999 on the sale. An Enron Company paid $750,000 to LJM2 as an equity placement fee. In March 2000, NSH repurchased 25% of the equity in the Polish power project from LJM2 for $10.6 million, and a Whitewing subsidiary acquired the remaining 50% from LJM2 for $21.3 million. NSH and the Whitewing subsidiary still own their respective equity interests.

            In December 1999, LJM2 acquired a 90% equity interest in BWT with ownership rights to certain natural gas reserves for $3 million. As a result, ENE recognized $3 million in revenue from an existing commodity contract. Subsequently, LJM2 assigned a portion of its ownership interest in the entity to ENA and a Whitewing subsidiary at no cost (to achieve certain after-tax benefits). Refer to Section III.F.7., "Bob West Treasure L.L.C." for further information.

                  (iv) PORTFOLIO SPES. ENE and LJM established a series of SPEs in order to mitigate market exposures on ENE investments, including investments in New Power Holdings, Inc., Rhythms NetConnections, Inc., and other technology, energy, and energy-related companies. LJM made $191 million in equity investments in five separate SPEs, three of which (Raptor I, II and IV) were also capitalized with ENE stock and derivatives that could have required the future delivery of ENE stock. Raptor III was capitalized with an economic interest in warrants convertible into stock of New Power Holdings, Inc. Refer to
Section III.G.2.c., "LJM1 Financial Restatement" for information concerning the fifth SPE. An ENE subsidiary subsequently engaged in hedging transactions with these SPEs, which included price swap derivatives, call options, and put options. The derivatives and options generally were intended to hedge an ENE subsidiary's risk in certain investments having an aggregate notional amount of approximately $1.9 billion.

            With respect to the four Raptor SPEs, ENE acquired LJM2's equity in the SPEs during the third quarter of 2001 for $35 million. ENE recognized pre-tax earnings (losses) relating to risk management activities of $119 million, $518 million, and ($166) million in 1999, 2000, and 2001, respectively, including the effect of a $711 million pre-tax charge recognized in 2001, related to the termination of the Raptor SPEs. During 2000 and the nine months ended September 30, 2001, the Raptor SPEs hedged losses of $501 million and $453 million, respectively. The fifth SPE was used to hedge an Enron Company's exposure arising from an investment in the stock of Rhythms NetConnections, Inc. However, it was subsequently determined that it did not meet the criteria to qualify for unconsolidated treatment. Refer to Section III.G.2.c., "LJM1 Financial Restatement" for further information.

            In total, LJM1 and LJM2 invested $191 million and received $319 million (an estimated $95 million of which is non-cash value from the receipt of 3.6 million shares of ENE restricted stock) related to their investments in these five SPEs.

                  (v) CALL OPTION. In May 2000, EECC purchased a call option from LJM2 on two gas turbines, at the same time that LJM2 contracted to purchase the gas turbines from the manufacturer. EECC paid LJM2 $1.2 million for this right during a seven-month period in 2000. The call option gave EECC the right to acquire these turbines from LJM2 at LJM2's cost, which was $11.3 million. The call option was subsequently assigned from ENA


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(which had acquired the option from EECC) to an ENE-sponsored SPE capitalized by a third-party financial institution. In December 2000, the call option was exercised by the SPE, and it acquired the turbines from LJM2 at cost.

                  (vi) TRANSACTIONS WITH LJM AND OTHER ENTITIES. An Enron Company sold its contractual right to acquire a gas turbine to a utility for $15.8 million in July 2000. An Enron Company recognized a pre-tax gain of $3.5 million on the transaction. At the same time, the utility entered into a put option agreement with LJM2 relating to the turbine under which the utility paid LJM2 $3.5 million. Subsequently, upon the execution of an engineering, procurement, and construction contract with a wholly owned subsidiary of ENE, the utility assigned the contractual right to acquire the gas turbine to that subsidiary.

            In December 1999, Enron Nigeria Barge Holding Ltd. sold an equity investment in Enron Nigeria Barge Ltd. to an investment bank and provided seller financing. In June of 2000, LJM2 purchased this equity investment directly from the investment bank for $7.5 million and the assumption of the seller-financed note from Enron Nigeria Barge Holding Ltd. In September 2000, LJM2 sold the equity investment to an industry participant for $31.2 million. The proceeds from LJM2's sale were used by LJM2 to repay the principal and interest on the note from Enron Nigeria Barge Holding Ltd. in the amount of $23 million. The remaining $8.2 million repaid LJM2's $7.5 million purchase price and provided a profit of $700,000 to LJM2.

                  (vii) TRANSACTION BETWEEN LJM AND WHITEWING. In December 1999, a wholly owned subsidiary of Whitewing entered into a $38.5 million credit agreement with LJM2, the borrower. The loan had a term of one year and carried an interest rate of LIBOR+2.5%. The loan amount (including interest) of $40.3 million was repaid by LJM2 in 2000.

                  (viii) CURRENTLY OUTSTANDING LJM2 TRANSACTIONS. ENE believes that LJM2 currently has interests in six of the investments described above in which LJM2 originally invested $124 million, and that LJM2 has received cash inflows of $27 million from these investments. These investments include $23 million in equity in two ENE-sponsored SPEs, $32.5 million in equity in Osprey, $3 million in equity in BWT, and $50.7 million in direct equity investments in New Power Holdings Co., Inc. (representing two transactions). Refer to Section III.F.42., "Osprey/Whitewing" for further information.

            c. LJM1 FINANCIAL RESTATEMENT. ENE's decision that the LJM1 subsidiary should be consolidated in 1999 and 2000 is based on ENE's assessment that the subsidiary did not qualify for nonconsolidation treatment because of inadequate capitalization. At the time of the November 2001 restatement, ENE concluded that the hedging transactions in which ENE engaged with the LJM1 subsidiary (related to ENE's investment in the stock of Rhythms NetConnections, Inc.) should have been consolidated into ENE's financial statements for 1999 and 2000. This consolidation had the effect of reducing ENE's net income in 1999 and 2000 and shareholders' equity in 1999 and increasing shareholders' equity in 2000, thus eliminating the income recognized by ENE on these derivative transactions.

            d. LJM2 FINANCIAL RESTATEMENT. The financial restatement associated with LJM2-related party transactions involved four SPEs known as the Raptors, which were created in


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2000. The Raptors permitted ENE to hedge market risk in certain of its investments. During 2000 and the first nine months of 2001, the Raptors hedged losses related to ENE investments of $501 million and $435 million, respectively. The Raptors were originally capitalized with ENE common stock in exchange for a note receivable of $172 million. Subsequent contracts with the Raptors in the first quarter of 2001 obligated ENE to issue common stock in the future in exchange for notes receivable totaling $828 million. ENE originally accounted for the transactions by increasing notes receivable and shareholders' equity. The restatement arose due to ENE's belief, upon review, that the note receivable should have been presented as a reduction to shareholders' equity (similar to a shareholder loan). ENE also recorded a $200 million equity reduction related to the excess of the fair value of contracts deliverable by ENE over the notes receivable. The total impact was a reduction in shareholders' equity and notes receivable by $1.2 billion. ENE repurchased LJM2's equity interests in the Raptors in the third quarter of 2001 for $35 million.

            e. LJM2 CO-INVESTMENT, L.P. BANKRUPTCY. Refer to Section IV.F.3., "LJM2" for further information.

      3.    RADR

            According to the Kopper Agreement, in 1997, Michael Kopper and Andrew Fastow devised a scheme to enrich themselves through the sale of ENE's wind farms to two SPEs - RADR ZWS MM, LLC and RADR ZWS, LLC. Kopper and Fastow recruited friends of Kopper to act as equity investors in the RADR entities. These individuals received funds from Fastow through Kopper to make the investments. From 1997 through 2000, these two RADR entities generated approximately $4.5 million for the investors. The proceeds were later used to repay Fastow and to pay other ENE employees and their family members.

                         iv. DEBTORS' CHAPTER 11 CASES

   CAPITALIZED TERMS USED THROUGHOUT THIS DISCLOSURE STATEMENT ARE DEFINED IN
       APPENDIX A: "MATERIAL DEFINED TERMS FOR ENRON DISCLOSURE STATEMENT"
                                ATTACHED HERETO.

A.    SIGNIFICANT POSTPETITION DEVELOPMENTS

            Given the complexity and enormity of these Chapter 11 Cases, there have been a number of significant occurrences in a variety of areas. The most significant of these are described below.

      1.    VENUE

            Shortly after the Initial Petition Date, a number of parties in interest filed motions pursuant to 28 U.S.C. Section 1412 to transfer the venue of the Chapter 11 Cases from the Southern District of New York to the Southern District of Texas.

            The Venue Movants argued that venue should be transferred to Texas essentially because the Enron Companies' headquarters, certain of its business operations, and many of its creditors were located there. The Debtors, the Creditors' Committee, and many other parties in interest opposed the motion, arguing, among other things, that (a) the Debtors' choice of forum


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in New York was entitled to deference; (b) the bulk of the relevant professionals for the Debtors, the Creditors' Committee, many of the largest creditors, and the capital markets necessary to assist in these cases were all located in New York; (c) these cases could be efficiently administered in New York; (d) due to the number of foreign insolvency proceedings, the New York court's experience with foreign proceedings was invaluable; and (e) the total creditor body was so widespread that a Texas forum would not be so overwhelmingly convenient for creditors as to justify overriding the Debtors' choice of venue.

            After intensive discovery, a contested hearing was held before the Bankruptcy Court. On January 11, 2002, the Bankruptcy Court issued a forty-two page memorandum decision denying the motion for a change of venue. No party appealed, or sought leave to appeal, the Bankruptcy Court's venue decision.

      2.    POSTPETITION FINANCING

            On the Initial Petition Date, the Debtors moved for entry of an interim and final order approving the DIP Credit Agreement. As set forth therein, the DIP Credit Agreement provided a credit facility in the aggregate amount of $1.5 billion, including a letter of credit subfacility up to the amount of the aggregate available commitment, the issuance of guarantees, and the granting of collateral by the parties thereto. On December 3, 2001, the Bankruptcy Court entered the Interim DIP Order approving the DIP Credit Agreement on an interim basis and authorizing borrowings and issuances of letters of credit in an amount up to $250 million.

            Subsequent to the entry of the Interim DIP Order, the DIP Objectants interposed the DIP Objections to the entry of a final order approving postpetition financing for the Debtors. The majority of the DIP Objections were premised on either (i) the blanket imposition of liens, pursuant to the DIP Credit Agreement, on the assets of the Debtors in favor of the DIP Lenders, and/or (ii) the mechanics of the Debtors' existing cash management system, particularly the daily "sweep" of cash from ENA bank accounts to the ENE concentration account. Indeed, in that regard, certain of the DIP Objectants either joined separate pleadings of other creditors objecting to the continued use of the Debtors' existing cash management system or filed separate pleadings themselves in respect thereto.

            Thereafter, the Bankruptcy Court conducted a multi-day evidentiary hearing with respect to the Debtors' use of cash. Upon conclusion and due deliberation, on February 21, 2002, the Bankruptcy Court directed the appointment of the ENA Examiner, and on February 25, 2002, the Bankruptcy Court entered an order permitting, among other things, the Debtors to continue using their centralized cash management system, subject to certain modifications. Refer to Section IV.A.4.a., "ENA Examiner" for further information. The modifications included, without limitation, an interim prohibition on Cash Sweeps from ENA to ENE and a grant of adequate protection for intercompany transfers in the form of superpriority Junior Reimbursement Claims and Junior Liens. Refer to Section IV.A.3., "Cash Management and Overhead Allocation" for further information.

            The Debtors subsequently determined that, with the exception of letters of credit, they did not foresee the need to borrow funds in the form or manner as contemplated by the DIP Credit Agreement. As a result, the Debtors determined that, in the exercise of their sound


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business judgment, an amended postpetition credit facility, which would permit the Debtors to obtain up to $250 million in letters of credit, and to use such letters of credit in the operation of their businesses, would be optimal.

            After various inquiries and preliminary discussions with potential alternative lenders and financial institutions, the Debtors determined that amending the DIP Credit Agreement was the most efficient means to obtaining the necessary credit support. On July 2, 2002, after notice and hearing, the Bankruptcy Court entered an order authorizing the Debtors to obtain postpetition financing pursuant to the Amended DIP Credit Agreement.

            Essentially, the Amended DIP Credit Agreement permitted the Debtors to obtain up to $250 million in letter-of-credit financing, including a sub-limit of $50 million for the issuance of letters of credit for the benefit of non-Debtor affiliates, and to use such letters of credit in the operation of their respective businesses. Pursuant to the terms of the Amended DIP Credit Agreement, ENE deposited $25 million up-front in a letter of credit cushion account maintained at the offices of JPMCB, and each Debtor for whose benefit a letter of credit shall be issued shall place cash collateral in an amount equal to 110% of the face amount of such letter of credit in a separate deposit account maintained at the offices of JPMCB. The Amended DIP Credit Agreement does not require the Debtors to incur any new fees beyond those originally required under the DIP Credit Agreement. The Amended DIP Credit Agreement was scheduled to terminate on June 3, 2003.

            On May 8, 2003, the Bankruptcy Court entered an order approving the extension of the Debtors' postpetition financing pursuant to the Second Amended DIP Credit Agreement. The extension decreases the aggregate amount available for letters of credit to $150 million, increases the sub-limit for letters of credit issued for the benefit of non-Debtor affiliates to $65 million, decreases the amount deposited by ENE in the letter of credit cushion account to $15 million, and decreases JPMCB's and Citicorp's annual fees as Collateral Agent and Paying Agent, respectively, to $200,000 each. The Second Amended DIP Credit Agreement is scheduled to terminate on June 3, 2004. ENE paid an extension fee to the DIP Lenders in an amount equal to 0.20% of the aggregate amount available under the Second Amended DIP Credit Agreement.

      3.    CASH MANAGEMENT AND OVERHEAD ALLOCATION

            Prior to the Initial Petition Date, and for a period of time thereafter, ENE's Cash Sweeps transferred revenues on a daily basis from the Debtors' (and ENE-controlled non-Debtors') bank accounts to an ENE concentration account. As reported by the ENA Examiner, the Cash Sweeps from ENA following the Initial Petition Date resulted in an intercompany receivable of approximately $481 million to ENA from ENE. Refer to Section IV.A.4.a., "ENA Examiner" for further information regarding the Cash Sweeps and the reports of the ENA Examiner with respect thereto.

            On December 3, 2001, the Bankruptcy Court entered an order authorizing the Debtors to continue using their centralized cash management system. Thereafter, certain creditors, including creditors of ENA, filed motions to separate ENA from the Debtors' existing cash management system.


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            On February 25, 2002, after notice and a two-day evidentiary hearing, the Bankruptcy Court entered the Amended Cash Management Order, which was proposed by the Creditors' Committee with the consent of the Debtors. The Amended Cash Management Order authorizes the Debtors to continue using their centralized cash management system, subject to certain amendments. The amendments include, without limitation, a temporary prohibition on Cash Sweeps from ENA to ENE (later permanently extended by separate order) and a grant of adequate protection for intercompany transfers in the form of superpriority Junior Reimbursement Claims or Junior Liens, as defined below.

            The Amended Cash Management Order provides:

            Notwithstanding any other Order of the Court, as adequate protection for each Debtor for the continued use of the Centralized Cash Management System, to the extent that any Debtor transfers (or transferred) property (including cash) following the Petition Date (the "Adequately Protected Debtor") to or for the benefit of any other Debtor (the "Beneficiary Debtor"), with an aggregate fair value in excess of the aggregate fair value of property (including cash) or benefit received by the Adequately Protected Debtor from the Beneficiary Debtor following the Petition Date, then...(a) the Adequately Protected Debtor shall have (x) an allowed claim against the Beneficiary Debtor for the fair value of property (including cash) or benefit transferred (net of any reasonable expenses for overhead or other services reasonably allocated or reasonably charged to the Adequately Protected Debtor), under Sections 364(c)(1) and 507(b), having priority over any and all administrative expenses of the kind specified in Sections 503(b) and 507(b) of the Bankruptcy Code, which claim shall bear interest at the Prevailing Rate...for the period accruing from and after the date such claim arises until repayment thereof (collectively, the "Junior Reimbursement Claim") and (y) a lien on all property of the Beneficiary Debtor's estate under Section 364(c)(3) of the Bankruptcy Code securing such Junior Reimbursement Claim ("Junior
            Lien"). . . .

Amended Cash Management Order, Paragraph 5(a).

            Such Junior Reimbursement Claims and Junior Liens are junior and subject and subordinate only to the superpriority claims and liens granted to the DIP Lenders and their agent in respect of the Debtors' DIP obligations.

            Furthermore, the Amended Cash Management Order provides for extensive protections to the Debtors and their Creditors with respect to cash transfers by Debtors to non-Debtor affiliates. The Amended Cash Management Order also provides for certain reporting requirements as additional adequate protection for the continued use of the Debtors' cash management system. Furthermore, the Amended Cash Management Order directed the Debtors,


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after consultation with the Creditors' Committee, to develop a formula for the allocation of shared overhead expenses among Debtors and, if applicable, their non-Debtor affiliates.

            On November 21, 2002, the Bankruptcy Court entered the Overhead Allocation Formula Order. The Overhead Allocation Formula Order provides that the Debtors may use the Allocation Formula to allocate shared overhead and other expenses among the Debtors and non-Debtors for the duration of the postpetition period. Under the Allocation Formula, shared overhead expenses include, but are not limited to: salaries and benefits; employee expenses; outside services; payroll taxes; depreciation; and general business expenses such as supplies, rents, and computer-related costs (including depreciation expenses). Shared overhead expenses include the total expenditures of ENE, EPSC, and ENW.

            The Overhead Allocation Formula Order also provides for the allocation of other expenses not directly related to overhead, including expenses for professional services and permits certain expenditures relating to orderly dissolution of entities. Moreover, the Overhead Allocation Formula Order provides for certain terms and conditions that are specific to ENA and certain ENA-related entities.

      4.    APPOINTMENT OF EXAMINERS

            a.    ENA EXAMINER

                  (i) APPOINTMENT. During January and February 2002, approximately 10 different creditors, primarily trading creditors and sureties, moved for appointment of a trustee or examiner for ENA, appointment of a separate creditors' committee for ENA, or appointment of separate counsel for ENA. On February 21, 2002, in the midst of the cash management dispute described above, the Bankruptcy Court sua sponte directed the appointment of the ENA Examiner; and on March 12, 2002, the Bankruptcy Court approved the U.S. Trustee's appointment of Harrison J. Goldin as the ENA Examiner to serve in the Chapter 11 Case of ENA. On June 21, 2002, the Bankruptcy Court issued a memorandum decision denying the appointment of a separate committee or counsel for ENA.

                  (ii) SCOPE.

                        (A) INITIAL SCOPE UPON APPOINTMENT. Following the Bankruptcy Court's sua sponte appointment, by order dated February 21, 2002, the Bankruptcy Court entered an order concerning the scope of the ENA Examiner's duties. Specifically, the Bankruptcy Court directed the ENA Examiner to (i) prepare a report regarding the issues raised concerning ENA's continued participation in the Debtors' centralized cash management system, and (ii) participate in internal cash approval and risk assessment committees used by the Debtors in their ongoing operations. The Bankruptcy Court also directed the ENA Examiner to (i) perform such other tasks as may be agreed upon or recommended by parties in interest and approved by the Bankruptcy Court and (ii) engage in such other activities as the Bankruptcy Court subsequently authorized or directed.

                        (B) INITIAL DUTIES DEFINED. Following the submission of recommendations by parties in interest as to the specific duties of the ENA Examiner, by order dated March 6, 2002, the Bankruptcy Court directed that the ENA Examiner's duties be limited


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to investigation and filing of a "Cash Management Report" and recommendations concerning (i) the propriety of ENA's continued participation in the Debtors' centralized cash management system and (ii) the allocation of certain overhead expenses to ENA. This order provided that the ENA Examiner should file his report with the Bankruptcy Court no later than 20 business days from the date of entry of an order approving the U.S. Trustee's appointment. Moreover, the order directed that the ENA Examiner file a weekly list of all deposits and disbursements made into and out of the Consolidation Account(36) and that the ENA Examiner file a written report, at least monthly, regarding the status of ENA's cash, cash equivalents, proceeds of the sale of ENA assets, and advances from direct and indirect subsidiaries and affiliates of ENA.

                        (C) ENA PLAN FACILITATOR. In connection with the first extension of the Debtors' Exclusive Filing Period, by order dated April 24, 2002, the Bankruptcy Court expanded the role of the ENA Examiner to provide that the ENA Examiner will serve as a "facilitator of a chapter 11 plan in the ENA chapter 11 case." Refer to Section IV.A.6., "Exclusivity" for further information regarding extensions of the Debtors' Exclusive Periods.

                        (D) EXPANDED DUTIES. On May 8, 2002, the Bankruptcy Court approved and entered the Expanded Duties Order, which incorporated all of the recommendations proposed in the ENA Examiner Interim Report, and, subject to certain conditions, permanently extended the prohibition on Cash Sweeps from ENA to ENE, as proposed by the Debtors themselves, following discussions with the Creditors' Committee. Pursuant to the Expanded Duties Order, the scope of the ENA Examiner's role was expanded to include, among other things, reporting on a proposed methodology for repayment of net intercompany receivables, continuing to monitor the meetings of the BTRC, reporting on how any modification to the Debtors' DIP financing affects ENA, and working with the Debtors, the Creditors' Committee and other parties in interest to facilitate the chapter 11 plan process for ENA and its subsidiaries as expeditiously as possible.

                        (E) CONFLICTS EXAMINER. On June 2, 2003, the Bankruptcy Court further expanded the ENA Examiner's duties by authorizing him to investigate five institutions as to which the ENE Examiner has a conflict of interest. On June 24, 2003, the Bankruptcy Court approved the ENA Examiner's retention of Thelen, Reid & Priest LLP to serve as his special counsel in connection with his duties as conflicts examiner.

                  (iii) ENA EXAMINER'S REPORTS

                        (A) WEEKLY REPORTS. The ENA Examiner continues to investigate and monitor the cash activities of ENA, and files weekly cash reports with the Bankruptcy Court.


----------

(36) As noted in the ENA Examiner's Interim Report, the Bankruptcy Court's March 6, 2002 order did not specifically define the "Consolidation Account," but referred to a definition in the Amended Cash Management Order. However, the Amended Cash Management Order did not define "Consolidation Account" either. Thus, the ENA Examiner interpreted it to mean the account into which the cash of ENA is swept and consolidated.


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                  (B) INTERIM CASH MANAGEMENT REPORTS. On April 9, 2002, the ENA
Examiner filed the ENA Examiner Interim Report.(37) In this report, the ENA Examiner preliminarily found that "it is highly likely that more than sufficient assets exist subject to the Junior Liens for repayment of ENA postpetition transfers to Enron." In addition, the ENA Examiner found that there had not been any cash transfers from ENA to ENE since February 25, 2002 and future Cash
Sweeps had been frozen indefinitely. Finally, the ENA Examiner concluded that his participation in the Debtors' centralized cash management system "provide[s] significant protection of ENA Cash, assets and liabilities and . . . provide[s] significant assurance that the" net intercompany receivable for amounts transferred by ENA for the benefit of other Debtors under the cash management system "will ultimately be repaid." The ENA Examiner Interim Report identifies the factual and legal conclusions of the ENA Examiner based upon his investigation of the topics set forth therein. The ENA Examiner Interim Report also proposed certain recommendations regarding the scope of any further investigation by the ENA Examiner, which resulted in the approval of the Expanded Duties Order.

                  (C) REPORTS CONCERNING JOINT PLAN EFFORTS. On October 30, 2002, the ENA Examiner issued a report and recommendation regarding the Debtors' requested extension of exclusivity. In this report, the ENA Examiner stated that a joint chapter 11 plan, "if workable and equitable, is the preferable solution to these cases." The ENA Examiner issued another report concerning the joint plan efforts of the Debtors and the Creditors' Committee on February 10, 2003. In this report, the ENA Examiner described (i) the status of the plan process among the Debtors and the Creditors' Committee, (ii) the cooperation and productive dialogue exchanged between the ENA Examiner and the Debtors, including numerous meetings with the Debtors' CEO and other members of senior management, (iii) the scheduling of future sessions with the Debtors' financial advisor to review in detail the Distribution Model and the underlying data it contains, as well as its assumptions and probabilities, and (iv) the sharing of factual and legal analysis by the Debtors and the Creditors' Committee concerning the issue of substantive consolidation of the estates of ENE and ENA. In his capacity as plan facilitator, the ENA Examiner stated that he "continues to believe that a joint plan of reorganization with weighted distributions, if workable, equitable and developed timely, is the preferred solution to these cases." On May 5, 2003, the ENA Examiner issued a further report on the status of the development of a chapter 11 plan. The ENA Examiner described the ongoing plan process entailing numerous in-depth meetings over a three-month period, including a comprehensive review of the Distribution Model and analysis and deconstruction of the Debtors' plan proposal. The ENA Examiner explained that the Debtors and their financial advisor provided the ENA Examiner full access to the Distribution Model. The ENA Examiner also described meetings with representatives of the Debtors and the Creditors' Committee to discuss the compromise underlying the Plan, which meetings provided the ENA Examiner with essential information critical to his role as plan facilitator. Based on the knowledge and understanding gained through the numerous discussions and meetings regarding the Plan proposal, the ENA Examiner stated that he was in the process of preparing a counter-proposal to the Plan negotiation among the Debtors and the Creditors' Committee. The ENA Examiner also stated that he "continues to


----------

(37) The ENA Examiner Interim Report can be found under "Related Documents" at http://www.enron.com/corp/por. To the extent filed prior to January 30, 2004, any final report filed by the ENA Examiner will be made available on the same website.


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believe that a joint plan of reorganization with weighted distributions, if workable, equitable and developed timely, is the preferred solution to these cases."

            On October 21, 2003, the ENA Examiner issued his latest report on the status of the development of a joint chapter 11 plan. In this report, the ENA Examiner reported on the Debtors' filing of a chapter 11 plan with the Bankruptcy Court following "intensive negotiations" among the Debtors, the Creditors' Committee and the ENA Examiner and the subsequent filing of the amended chapter 11 plan on September 18, 2003. With respect to recent developments concerning the chapter 11 plan, the ENA Examiner stated that the Debtors and the Creditors' Committee had "conveyed to the Examiner an interpretation of the compromise reflected in the Plan and Disclosure Statement that may be inconsistent with the Examiner's previously expressed view as to the compromises' fairness and equitability to ENA creditors as a whole." He further explained in the report that he had requested additional information from the Debtors to enable him to fully understand the compromise embodied in the chapter 11 plan.

                  (d) STATUS OF THE PLAN FACILITATION. On November 7, 2003, the ENA Examiner filed an objection to the Disclosure Statement. Specifically, the ENA Examiner alleges that the Disclosure Statement does not contain "adequate information" concerning (a) the compromise set forth in the Plan; (b) the Litigation Trust assets; and (c) the allocation of settlements between the Litigation Trusts and the Reorganized Debtors. In his objection, the ENA Examiner also requests (i) an adjournment of the Disclosure Statement hearing;
(ii) the production of certain information related to Guaranty Claims and Litigation Trust assets; and (iii) additional time to prepare and file a report on "the impact of the Debtors' Joint Plan on ENA creditors and on whether a separate Plan should be prepared for ENA."

                  (e) PROGRESS REPORT CONCERNING CERTAIN ENTITIES INVOLVED IN TRANSACTIONS PERTAINING TO SPES. On October 25, 2003, the ENA Examiner filed a progress report concerning his investigation of certain entities involved in transactions pertaining to SPEs. The progress report summarizes the status of the ENA Examiner's investigation of each of the five entities set forth in the Bankruptcy Court's June 2, 2003 order: BoA, KPMG, PwC US, RBC, and UBS. The ENA Examiner's Progress Report is available under "Related Documents" at http://www.enron.com/corp/por.

                  (f) REPORT CONCERNING ENTITIES INVOLVED IN TRANSACTIONS PERTAINING TO SPES.

            On December 4, 2003, the ENA Examiner filed his report, reflecting the completion of his investigation of certain entities involved in transactions pertaining to SPEs. Specifically, the report concludes that:

            There is evidence to support a claim that (i) BoA had actual knowledge of wrongful conduct constituting breaches of fiduciary duty by ENE officers in transactions involving BGT; (ii) BoA's participation in such transactions substantially assisted ENE's officers in those breaches; and (iii) BoA's inequitable conduct respecting sale transactions warrant the equitable subordination of BoA's claims against the ENE bankruptcy estates to the claims of other creditors;


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            There is evidence to support a claim that (i) RBC had actual knowledge of wrongful conduct constituting breaches of fiduciary duty by ENE's officers in certain financing transactions; (ii) RBC substantially assisted ENE's officers by participating in such transactions; and (iii) the inequitable conduct by RBC as to these transactions warrants the equitable subordination of any claims RBC has against the ENE bankruptcy estates to the claims of other creditors, other than its claims relating to certain transactions involving EOG, as further set forth in the settlement agreement described in the report;

            There is evidence to support a claim that KPMG aided and abetted the breaches of fiduciary duty by certain ENE officers, in accordance with the findings of the ENE Examiner. Further, such conduct by KPMG warrants equitable subordination of KPMG's claims against the ENE bankruptcy estates to those of other creditors. Additionally, there is evidence to support a claim that KPMG was negligent in connection with its audits of certain ENE-related transactions; and

            There is evidence to support a claim that PwC US committed professional malpractice and was grossly negligent in preparing and providing two fairness opinions rendered in 1999 and 2000 regarding the SPE transactions for the benefit of the Board. In particular, there is evidence to support a claim that PwC US breached its duty of care to ENE by failing to perform its fairness opinion engagements with the skill, prudence and diligence expected of, and commonly exercised by, other members of the valuation consulting profession. Additionally, the ENA Examiner concluded that PwC US received preferential transfers in the amount of $426,284.42 from the Debtors.

            The ENA Examiner found no evidence to support claims against UBS. The ENA Examiner's report is available under "Related Documents" at http://www.enron.com/corp/por.

            b. ENE EXAMINER

                  (i) APPOINTMENT. Between January and March 2002, approximately 12 creditors filed motions (and joinders) for appointment of a trustee, appointment of either a trustee or examiner, or appointment of an examiner for ENE. Refer to Section IV.D.1.d., "Requests for Additional Committees" for further information. Ultimately, the Debtors agreed to the appointment of the ENE Examiner, and, as a result of many negotiating sessions with divergent creditor groups and the SEC, the parties agreed upon the terms of an order for the appointment of the ENE Examiner, which included delineation of the examiner's duties. All pending motions for appointment of a trustee were withdrawn.

            On May 22, 2002, the U.S. Trustee appointed Neal Batson as the ENE Examiner. The Bankruptcy Court, by order dated May 24, 2002, approved the U.S. Trustee's appointment of the ENE Examiner. The ENE Examiner selected Alston & Bird LLP (a law firm in which he is a non-equity partner) as attorneys to the ENE Examiner. The Examiner also selected Plante & Moran, LLP as the primary accounting firm to assist in this examination, supported by George Bentson and Al Hartgraves, professors of accounting at the Goizueta Business School at Emory University. The retention of the ENE Examiner's Professionals has been approved by the Bankruptcy Court.


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                  (ii) SCOPE. In April 2002, the Bankruptcy Court entered the
April 8th Order directing the appointment of an examiner to:

            inquire into, inter alia, all transactions (as well as all entities as defined in the Bankruptcy Code and prepetition professionals involved therein): (i) involving special purpose vehicles or entities created or structured by the Debtors or at the behest of the Debtors (the "SPEs") that are (ii) not reflected on the Enron Corp. balance sheets, or that (iii) involve hedging using the Enron Corp. stock or (iv) as to which the Enron Examiner has the reasonable belief are reflected, reported or omitted in the relevant entity's financial statements not in accordance with generally accepted accounting principles, or that (v) involve potential avoidance actions against any prepetition insider or professional of the Debtors.

The April 8th Order further provides that the ENE Examiner shall:

            if appropriate, include in a report (taking into account the absolute priority rule, the financial condition of the Debtors' estates and the need not to waste value available to creditors) whether or not there is a legal mechanism for holders (except entities affiliated with Debtors) of any equity interest in the Debtors to share in the Debtors' estate.

                  (iii) ENE EXAMINER'S FIRST REPORT. On September 21, 2002, the ENE Examiner filed his First Interim Report, which focused on six financing transactions. The ENE Examiner concluded that those transactions were, in varying degrees, capable of being recharacterized under a "true sale" challenge. The ENE Examiner's First Interim Report identifies the factual and legal conclusions of the ENE Examiner based upon his investigation of the transactions discussed therein. Refer to "Related Documents" at http://www.enron.com/corp/por/ for a copy of the ENE Examiner's First Interim Report.

                  (iv) ENE EXAMINER'S SECOND REPORT. On March 5, 2003, the ENE Examiner filed his Second Interim Report. This report focuses on substantially all of the Enron Companies' material financing transactions identified as of the date of the report. The ENE Examiner's Second Interim Report identifies the factual and legal conclusions of the ENE Examiner based upon his investigation of the transactions discussed therein. Significant detail describing the related-party transactions is provided in Appendix L to the ENE Examiner's Second Interim Report. In addition, the Second Interim Report:

            - Provides the ENE Examiner's preliminary views of the role of the financing transactions in the decline of the Enron Companies;

            - Sets forth the ENE Examiner's conclusions regarding the susceptibility of the financing transactions to "true sale" or substantive consolidation challenges; and


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            -     Identifies the transactions that the ENE Examiner perceives as potential avoidable transfers.

            Refer to "Related Documents" at http://www.enron.com/corp/por/ for a copy of the ENE Examiner's Second Interim Report.

                  (v) ENE EXAMINER'S THIRD REPORT. On July 28, 2003, the ENE Examiner filed his Third Interim Report, the primary focus of which was certain persons and entities that may have responsibility under applicable legal standards for alleged misuse of the Debtors' financing transactions. The ENE Examiner's Third Interim Report identifies the factual and legal conclusions of the ENE Examiner based upon his investigation of the matters set forth therein. Specifically, the report concludes that:

            There is evidence to support a claim that (i) certain senior officers of ENE breached their fiduciary duties under applicable law by causing the Debtors to enter into financing transactions that were designed to manipulate the Debtors' financial statement and that resulted in the dissemination of financial information known by these officers to be materially misleading, and (ii) these wrongful acts caused direct and foreseeable harm to ENE, and resulting harm to third parties that dealt with ENE;

            There is evidence to support a claim that (i) certain financial institutions that were involved in ENE's financing transactions had actual knowledge of the wrongful conduct of these officers, (ii) these financial institutions gave substantial assistance to the officers by participating in the structuring and closing of the financing transactions, and (iii) injury to the Debtors was the direct or reasonably foreseeable result of such conduct; and

            There is evidence of inequitable conduct by certain financial institutions in connection with the financing transactions, such that a court could find that the claims of such financial institutions, totaling in excess of $5 billion, may be equitably subordinated to the claims of other creditors. Refer to Section IV.C.1.b(i)., "Enron Corp., et al. v. Whitewing Associates, L.P., et al. (Adv. No. 03-02116, U.S. Bankruptcy Court, Southern District of New York, Manhattan Division)" for additional information regarding pending litigation relating to, among other things, certain issues raised by the ENE Examiner.

            Additionally, the report addresses the investigation of certain specific avoidance actions and concludes that certain transfers could be recovered by the Debtors' estates.

            Refer to "Related Documents" at http://www.enron.com/corp/por/ for a copy of the ENE Examiner's Third Interim Report.

                  (vi) ENE EXAMINER'S FINAL REPORT. On November 24, 2003, the ENE Examiner filed his Final Report, reflecting the completion of his examination. This report primarily focuses on additional persons and entities other than those previously identified by the ENE Examiner that may have liability under applicable legal standards for alleged misuse of the Debtors' financing transactions. The ENE Examiner's Final Report identifies the factual and legal conclusions of the ENE Examiner based upon his investigation of the matters set forth therein. Specifically, the report concludes that:


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            There is evidence to support a claim that Arthur Andersen (i)
committed professional negligence in the rendering of accounting services to ENE, and (ii) aided and abetted certain former ENE officers in breaching their fiduciary duties to ENE by causing ENE to enter into financing transactions that were designed to manipulate the Debtors' financial statements and that resulted in the dissemination of financial information known by these former officers to be materially misleading;

            There is evidence to support a claim that certain former ENE in-house attorneys committed legal malpractice by (i) failing to advise ENE adequately regarding the disclosure of its financing transactions, including the related party transactions, (ii) failing to advise adequately the Board and certain of its committees with respect to legal and corporate governance issues raised by certain related party transactions, and (iii) failing to advise the Board of material facts surrounding ENE's use of financing transactions;

            There is evidence to support a claim that certain former ENE in-house attorneys breached their fiduciary duties by assisting certain former officers who breached their fiduciary duties to ENE by causing the Debtors to enter into financing transactions that were designed to manipulate the Debtors' financial statements and that resulted in the dissemination of financial information known by these officers to be materially misleading;

            There is evidence to support a claim that certain of ENE's former outside attorneys (i) committed legal malpractice in connection with their legal services provided to ENE with respect to the financing transactions, or (ii) aided and abetted certain former ENE officers in breaching their fiduciary duties;

            There is evidence to support a claim that certain former senior officers of ENE breached their fiduciary duties under applicable law by failing to provide adequate oversight of ENE's use of financing transactions because they failed to respond appropriately to the existence of red flags indicating that certain senior officers were misusing financing transactions to disseminate materially misleading financial information;

            There is evidence to support a claim that certain former senior officers of ENE breached their fiduciary duty of good faith under applicable law in approving certain non-economic hedging transactions because there is evidence that those senior officers were in possession of facts necessary to conclude that these transactions lacked any rational business purpose;

            There is evidence to support a claim that certain former senior officers of ENE breached their fiduciary duties under applicable law by failing to adequately inquire into red flags with respect to transactions between LJM1 and ENE and LJM2 and ENE, including red flags relating to the compensation that certain former senior officers received in connection with LJM1 and LJM2;

            There is evidence to support a claim that (i) repayment by certain former senior officers to ENE of loans with ENE stock was not duly authorized or approved by the Board under applicable corporate law, and (ii) such repayments are voidable by ENE, which would

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result in those senior officers being obligated to repay the loans to ENE and
ENE returning the stock to those officers;

            There is evidence to support a claim that certain former outside directors breached their fiduciary duty of good faith under applicable law in approving certain non-economic hedging transactions because there is evidence that they were in possession of facts necessary to conclude that these transactions lacked any rational business purpose;

            There is evidence to support a claim that certain financial institutions not previously discussed in the prior ENE Examiner's reports that were involved in ENE's financing transactions aided and abetted certain former ENE officers who breached their fiduciary duty by causing ENE to enter into financing transactions that were designed to manipulate the Debtors' financial statements and that resulted in the dissemination of financial information known by these officers to be materially misleading;

            There is evidence to support a claim that (i) certain financial institutions that were involved in certain LJM1 transactions had actual knowledge of the wrongful conduct of a certain senior officer in this transaction, which resulted in the officer's breach of his fiduciary duty of loyalty; (ii) these financial institutions gave substantial assistance to the senior officer by participating in transactions designed to circumvent restrictions imposed by the Board; and (iii) injury to the Debtors was the direct or reasonably foreseeable result of such conduct; and

            There is evidence to support a claim of inequitable conduct by certain financial institutions in connection with the financing transactions for a court to determine that the claims of such financial institutions may be equitably subordinated to the claims of other creditors.

            Refer to "Related Documents" at http://www.enron.com/corp/por for a copy of the ENE Examiner's Final Report.

                  (vii) ENE EXAMINER'S TESTIMONY BEFORE THE SENATE COMMITTEE ON FINANCE. Refer to Section IV.C.2.d(i)(C), "The Senate Committee on Finance and The Congressional Joint Committee on Taxation" for further information.

                  (viii) EXPANSION OF DUTIES TO INCLUDE NEPCO. By order dated October 7, 2002, the Bankruptcy Court expanded the scope of the ENE Examiner's role to address issues raised by several NEPCO customers and creditors of customers who had asserted, among other things, that the NEPCO Debtors had been injured by Cash Sweeps into ENE's cash management system and that a constructive trust for the benefit of certain NEPCO creditors should be imposed on cash swept by ENE. The Bankruptcy Court directed the ENE Examiner to investigate ENE's acquisition and use of NEPCO's cash through the cash management system. Specifically, the ENE Examiner investigated the following issues: (a) the amounts and timing of sweeps of cash generated by NEPCO into the cash management system; (b) the sources of the NEPCO cash swept in the cash management system;
(c) the disposition of the swept cash by ENE, including the location of deposits and the details of its use, if any; (d) whether the swept NEPCO cash can be traced; (e) whether any fraud, dishonesty, incompetence, misconduct, mismanagement or irregularity by NEPCO or ENE occurred in connection with the Cash

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Sweeps; and (f) whether the factual and legal predicates for the imposition of a constructive trust for the amount of the cash swept by ENE may be asserted by NEPCO.

            The ENE Examiner has not analyzed certain issues regarding the postpetition conduct of NEPCO, the former management of NEPCO or others, and is awaiting direction from the Bankruptcy Court regarding any further investigation.

                  (ix) ENE EXAMINER'S REPORT RELATING TO NEPCO. The ENE Examiner issued an initial report relating to NEPCO on April 7, 2003. The ENE Examiner's report relating to NEPCO identifies the factual and legal conclusions of the ENE Examiner based upon his investigation of the matters set forth therein. In summary, the report notes that with respect to the above issues: (a) the Cash Sweeps occurred as a daily process of the cash management system and were not the result of an "eve of bankruptcy" transfer; (b) the cash was received by NEPCO as a result of collections from (primarily domestic) construction customers; (c) the cash was used by ENE for general corporate purposes; (d) the cash could theoretically but not practically be traced; (e) the ENE Examiner found no evidence of fraud, negligence, or other malfeasance with regard to NEPCO's participation in the cash management system; and (f) the requisite elements for the imposition of a constructive trust by NEPCO over the funds swept to ENE under the cash management system do not appear to be present.

            The ENE Examiner concluded that NEPCO would be unable to establish the elements required to impose a constructive trust and that the time, expense, and uncertainty involved in tracing accounts and other assets not included in the cash management system were unwarranted. Consequently, the ENE Examiner recommended that it not conduct any further tracing.

      5. AUTOMATIC STAY

            Under section 362 of the Bankruptcy Code, substantially all pending litigation and other attempts to collect on outstanding Claims against the Debtors as of such Debtor's respective Petition Date are stayed while the Debtors continue business operations as Debtors in Possession. As to all pending lawsuits to which the automatic stay is applicable, the Debtors have taken the position that they will not, except in extraordinary cases, allow the litigation to proceed where there is a possibility that judgment could be entered against one or more Debtors. Accordingly, all such litigation remains stayed as of the date hereof, except in those limited situations where the Debtors have either voluntarily agreed to a modification of the automatic stay or the Bankruptcy Court has so ordered. Refer to Section IV.C., "Litigation and Government Investigations" for further information.

            a. LIFT STAY MOTIONS. Four general categories of motions to lift the automatic stay have been filed in the Debtors' Chapter 11 Cases:

                  (i) CONTRACT LIFT STAY MOTIONS. Contract Lift Stay Motions have been filed by counterparties seeking to terminate certain contracts. With respect to the Contract Lift Stay Motions, except in those situations where the Debtors have determined it to be in their estates' best interests to allow the subject contracts to be terminated, the Debtors have opposed

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each and every such motion, and the Bankruptcy Court has refused to grant relief to allow the termination.

                  (ii) LITIGATION LIFT STAY MOTIONS. Certain parties have filed Litigation Lift Stay Motions seeking to continue prosecution of prepetition litigation against the Debtors. With respect to the Litigation Lift Stay Motions, except in those limited circumstances in which the Debtors agreed to such relief because allowing such prepetition litigation would have no impact on Debtors' chapter 11 estates, the Debtors have opposed all such motions. The Bankruptcy Court has generally refused to permit the prepetition litigation to proceed, except in certain limited circumstances. Refer to Section IV.C., "Litigation and Government Investigations" for further information.

                  (iii) SETOFF LIFT STAY MOTIONS. Setoff Lift Stay Motions have been filed by parties seeking to effect setoffs of debts owed as between the Debtors and third parties. With respect to the Setoff Lift Stay Motions, where the Debtors have sufficient information to evaluate the relief requested, the Debtors have agreed to a modification of the automatic stay in those instances where so doing was, in the Debtors' reasonable business judgment, beneficial to their chapter 11 estates. Otherwise, Debtors have opposed all such motions, and the Bankruptcy Court has generally refused to allow such setoffs to occur.

                  (iv) LIFT STAY TO COMPEL ARBITRATION MOTIONS. Refer to Section IV.C., "Litigation and Government Investigations" for further information.

            b. GLOBAL STAY MOTION. Prior to the Initial Petition Date and continuing through February 2002, certain plaintiffs commenced various complaints against certain current and/or former officers and directors of ENE, as well as certain third-party entities. The complaints set forth state law causes of action for, inter alia, fraud, breach of fiduciary duty, aiding and abetting, negligence, negligent misrepresentation and civil conspiracy in connection with the defendants' activities at ENE, which lead to diminution in the value of ENE's stock held by the plaintiffs during the relevant period. Most of the complaints have been removed to federal court. The Debtors maintain that the claims set forth in the complaints are in the nature of derivative actions, which are property of the Debtors' estates pursuant to section 541(a) of the Bankruptcy Code. Therefore, the Debtors believe that prosecution of such litigation is in violation of the automatic stay of section 362(a)(3) of the Bankruptcy Code.

            On April 22, 2002, the Debtors filed a Motion for a global order, pursuant to section 362(a) of the Bankruptcy Code, to enforce the automatic stay and prevent certain plaintiffs in pending litigation from further prosecuting derivative claims against the Debtors in violation of the automatic stay. On October 4, 2002, the Bankruptcy Court issued a memorandum decision and order granting the motion in part. The Bankruptcy Court found that several of the pending complaints contain derivative claims, which are, therefore, property of the Debtors' estates and subject to the automatic stay. The Bankruptcy Court further found that certain of the other complaints raise novel issues concerning whether the plaintiffs may maintain a direct action, and as such, allowed those plaintiffs to proceed before the relevant courts to determine whether a direct claim, rather than a derivative claim, exists that would entitle them to direct relief. If the state courts ultimately rule that any claim is derivative, such claim would be subject to the automatic stay. Further, the Bankruptcy Court refrained from enjoining the

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
commencement of similar types of actions without first having an opportunity to determine whether such complaints contained derivative causes of action.

      6. EXCLUSIVITY

            Section 1121(b) of the Bankruptcy Code provides for an Exclusive Filing Period of 120 days after the commencement of a chapter 11 case, during which a debtor has the exclusive right to file a plan of reorganization. In addition, section 1121(c)(3) of the Bankruptcy Code provides that if the debtor files a plan within the Exclusive Filing Period, it has an Exclusive Plan Solicitation Period of 180 days after commencement of the chapter 11 case to obtain acceptances of such plan. Pursuant to section 1121(d) of the Bankruptcy Code, the Bankruptcy Court may, upon a showing of cause, extend or increase the Exclusive Periods.

            Prior to the expiration of the initial Exclusive Periods, the Debtors sought an extension of such periods, citing a multitude of factors, including: (i) the size and complexity of the Debtors' Chapter 11 Cases; (ii) the substantial efforts required to stabilize and rehabilitate the Debtors' businesses, including the sale of Debtors' trading business; and (iii) the need to conduct a thorough analysis of the Debtors' complex business and financing transactions in order to form an accurate picture of Debtors' assets and liabilities.

            By order dated April 24, 2002, the Bankruptcy Court entered an order extending the Exclusive Periods through August 31, 2002 for the Exclusive Filing Period and October 30, 2002 for the Exclusive Plan Solicitation Period for ENA only, and October 1, 2002 for the Exclusive Filing Period and November 29, 2002 for the Exclusive Plan Solicitation Period for all other Debtors. Subsequently, both ENA and the other Debtors found it necessary to seek additional extensions of their Exclusive Periods. The Bankruptcy Court granted such extensions, as summarized in the table below.

                                           ENA Exclusive                        Other Debtors'
                                               Plan          Other Debtors'     Exclusive Plan
                        ENA Exclusive      Solicitation     Exclusive Filing     Solicitation
                        Filing Period     Period Extended    Period Extended    Period Extended
Date of Court Order      Extended To            To                 To                 To
   April 24, 2002      August 31, 2002   October 30, 2002    October 1, 2002   November 29, 2002

 September 25, 2002   November 30, 2002  January 31, 2003          n/a                n/a

  October 31, 2002    January 31, 2003    March 31, 2003    January 31, 2003    March 31, 2003

 February 20, 2003     April 30, 2003      June 30, 2003     April 30, 2003      June 30, 2003

    May 13, 2003        June 30, 2003    November 29, 2003    June 30, 2003    November 29, 2003

   June 30, 2003        July 11, 2003           n/a           July 11, 2003           n/a

            On July 11, 2003, the Debtors filed their Plan and accompanying Disclosure Statement, thereby preserving their Exclusive Plan Solicitation Period, which will expire on

January 8, 2004, unless further extended by the Bankruptcy Court. On November 7, 2003, the Debtors filed a motion seeking an extension of their Exclusive Plan Solicitation Period through April 30, 2004 and on January 8, 2004, the Bankruptcy Court extended the Exclusive Plan Solicitation Period through April 30, 2004.

      7. EXECUTORY CONTRACTS AND UNEXPIRED LEASES

            Section 365 of the Bankruptcy Code grants the Debtors the power, subject to the approval of the Bankruptcy Court, to assume or reject executory contracts and unexpired leases. If an executory contract or unexpired lease is rejected, the counterparty to the agreement may file a claim for damages incurred by reason of the rejection. In the case of rejection of leases of real property, such damage claims are subject to certain limitations imposed by the Bankruptcy Code.

            On January 9, 2002, the Bankruptcy Court approved an order providing for certain procedures governing the rejection of executory contracts and unexpired leases on limited notice. This procedure alleviated additional expense to the Debtors' estates and the attendant delay that would have resulted if the Debtors had been required to proceed by separate motion and hearing for every executory contract and unexpired lease they determined to reject. The procedures were amended by a Bankruptcy Court order dated April 11, 2002, to address certain issues relating to the rejection of certain contracts for the physical delivery of power and gas to end users. Under the rejection procedures, the Debtors have rejected in excess of 55,000 unnecessary and economically burdensome contracts.

            In addition, to date, outside of the context of contracts assigned in conjunction with a sale or settlement, the Debtors have assumed only two executory contracts. By order dated February 13, 2003, ENE assumed a Framework Management Agreement with Equity Trust, which serves as in-country managing director to manage ENE's direct and indirect Dutch corporations and limited partnerships. Refer to Section IV.B., "Settlements and Asset Liquidations" for further information. By order dated October 24, 2003, ECB assumed a Transition Services Agreement regarding the use of employees currently employed by a wholly owned subsidiary of Prisma. Refer to Section X.A.1., "General", Section X.A.3.b., "Formation of Prisma and Contribution of Prisma Assets" and Section X.E.1., "Prisma Assets to be Contributed" for more information regarding Prisma. In accordance with the provisions of the Plan, the Assumption Schedule will be filed with the Bankruptcy Court not later than five days before the Ballot Date.

      8. EMPLOYEE MATTERS

            a. COMPENSATION AND BENEFITS PROGRAMS. Except as otherwise provided in the Plan, on the Effective Date, the Debtors or Reorganized Debtors will assume all of their tax-qualified defined benefit pension plans, tax-qualified defined contribution retirement plans, health and welfare benefit plans (medical and health, life insurance, death, dental, vision care, short and long-term disability, retiree medical and dental and supplemental unemployment), performance-based incentive plans, retention plans, workers' compensation programs, and directors and officers indemnifications included in the bylaws and/or certificates of incorporation and insurance plans for the duration of the period for which the Debtors have obligated themselves to provide such benefits. Notwithstanding the foregoing, the Debtors or Reorganized

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
Debtors may seek to amend, modify, or terminate any of the foregoing. The obligations, if any, of each Debtor in respect of the foregoing, as modified, will, on the Effective Date, be assumed by and become obligations of the Reorganized Debtors.

            b. EMPLOYEE RETENTION PLANS

                  (i) PREPETITION RETENTION ARRANGEMENTS. In November 2001, Employee Prepetition Stay Bonus Payments totaling approximately $105 million were made to approximately 585 of the Debtors' employees. Receipt of these payments was predicated on the recipient employees remaining employed for a 90-day period ending on February 28, 2002. In addition, recipients were required to sign an agreement to repay 125% of the retention payment in the event they voluntarily terminated their employment prior to February 28, 2002.

            During 2002, ENE filed motions with the Bankruptcy Court seeking to provide additional retention incentives to certain recipients of the Employee Prepetition Stay Bonus Payments through a waiver of potential preference and/or fraudulent conveyance avoidance actions related to the Employee Prepetition Stay Bonus Payments. In exchange, the covered employees would be required to release certain claims against the Debtors. On September 26, 2002, the Bankruptcy Court granted the motion with respect to current employees, and employees who had been reduced in force, who did not hold officer level positions at the time of bankruptcy, and authorized the ENE Examiner to make a recommendation as to whether there was any reason not to provide similar releases to current and former employees who qualified as "insiders" for purposes of avoidance actions under the Bankruptcy Code. The Bankruptcy Court deferred ruling on the motion as it related to "insiders" pending receipt of the ENE Examiner's recommendation. On September 24, 2003, the ENE Examiner made his recommendation as to the seventy-one (71) individuals who qualified as "insiders" for this purpose. The ENE Examiner based his recommendation upon whether or not any such individual:
(a) was sued in actions seeking recovery for ENE's financial collapse; (b) received a prepetition distribution of deferred compensation that may be the subject of the Deferred Compensation Litigation; or (c) involved in any criticized SPE transaction. The ENE Examiner recommended that ENE not provide a release for any individual who possessed any one of the foregoing attributes. Of the seventy-one (71) individuals listed in the ENE Examiner's recommendation, thirty-two (32) had none of the foregoing attributes and thus, the ENE Examiner recommended that thirty-nine (39) of the individuals not be provided with releases from avoidance actions in connection with the Employee Prepetition Stay Bonus Payments. As provided in the Bankruptcy Court's September 26, 2002 order, ENE retains the right to refile its request with respect to the seventy-one (71) individuals listed in the ENE Examiner's recommendation, but has not yet determined whether it will do so.

                  (ii) KEY EMPLOYEE RETENTION PLAN I. On May 8, 2002, the Bankruptcy Court approved KERP I, which was made effective retroactively to March 1, 2002. KERP I provided eligible employees with certain retention and/or severance benefits. KERP I also provided for a "liquidation incentive pool," pursuant to which selected employees were eligible to receive bonus payments based upon the amount recovered in liquidating certain contracts and non-core Debtor assets. Employees participating in LIP could not participate in the severance component, nor simultaneously participate in the retention component, of KERP I. All final payments to eligible participants under KERP I were, and are, contingent upon the participants executing waivers and releases of claims against the Debtors (except for certain claims, such as those related to ERISA plan benefits, deferred compensation plan benefits, workers' compensation benefits, and unemployment insurance benefits).

            Under the retention component of KERP I, participants were awarded bonuses, 25% of which was payable on the last business day preceding each of May 31, 2002, August 31, 2002, November 31, 2002, and February 28, 2003. The
remaining 75% was payable upon the earlier of: (i) February 28, 2003 or (ii) the participant's death, disability, or involuntary termination of employment not for "cause." If a participant voluntarily resigned or was terminated for "cause" prior to receiving a final payment, remaining payments were forfeited. Any amounts forfeited were made available to be reallocated by the Debtors' Management Committee. The maximum amount available for retention bonuses was $40 million and the maximum amount available for severance payments was $7 million. The retention and severance benefit components of KERP I expired on February 28, 2003.

            Under the Liquidation Incentive Pool component of KERP I, a LIP Participant may share in a pool funded by the cash generated from the liquidation of certain of the Debtors' assets. The maximum amount payable under the Liquidation Incentive Pool is $90 million. The Liquidation Incentive Pool is calculated as follows:

                                                           MAXIMUM              MAXIMUM
             INCREMENTAL CASH        CUMULATIVE CASH     INCREMENTAL          CUMULATIVE
ACCRUAL %       COLLECTED               COLLECTED          ACCRUAL              ACCRUAL
0.50%           $1 billion          >$500 million to    $5.0 million         $5.0 million
                                    $1 billion

0.50%           $1 billion          >$1 billion to $2   $5.0 million         $10.0 million
                                    billion

0.50%           $1 billion          >$2 billion to $3   $5.0 million         $15.0 million
                                    billion

1.00%           $1 billion          >$3 billion to $4   $10.0 million        $25.0 million
                                    billion

1.00%           $1 billion          >$4 billion to $5   $10.0 million        $35.0 million
                                    billion

1.00%           $1 billion          >$5 billion to $6   $10.0 million        $45.0 million
                                    billion

1.50%           $1 billion          >$6 billion to $7   $15.0 million        $60.0 million
                                    billion

1.50%           $1 billion          >$7 billion to $8   $15.0 million        $75.0 million
                                    billion

1.50%           $1 billion          >$8 billion to $9   $15.0 million        $90.0 million
                                    billion

            The Liquidation Incentive Pool is distributed to LIP Participants following established LIP Collection Milestone of $500 million actually collected from the sales of covered assets. Each time a LIP Collection Milestone is achieved, the Debtors' management committee allocates amounts for distribution under the Liquidation Incentive Pool among such LIP

Participants as it determines, in its sole discretion, in the form of a liquidation bonus. LIP Collection Milestones may be achieved until the earlier of (a) the date on which all covered assets have been sold or liquidated, (b) the date the Debtors determine not to sell the covered assets or (c) the consummation of a plan of reorganization; provided, that if a LIP Participant has taken substantial steps to conclude a sale of assets prior to the consummation of a plan of reorganization, the management committee may consider the proceeds from such sale in determining whether a LIP Collection Milestone has been achieved.

            Fifty percent of the liquidation bonus is paid as soon as practicable after each LIP Collection Milestone is achieved. The remaining 50% is deferred and distributed following the earlier of (a) the consummation of a plan of reorganization, (b) involuntary termination without cause, death, or disability, and (c) the following dates with regard to any liquidation bonuses payable on each $3 billion of incremental cash collected: (i) a date that is 12 months following the accrual date for up to the first $3 billion of incremental cash collected, (ii) a date that is nine months following the accrual date for up to the second $3 billion of incremental cash collected, and (iii) a date that is six months following the accrual date for up to the third $3 billion of incremental cash collected. The management committee in its sole discretion determines a LIP Participant's liquidation bonus.

            LIP Participants who voluntarily resign, or who are terminated for "cause," prior to receipt of any deferred payments, forfeit the remaining portion of any deferred liquidation bonus. Any amount forfeited may be reallocated in such amounts, at such times and among such participants as determined by management in its sole discretion. Any amounts reallocated to other LIP Participants shall be deemed part of their liquidation bonus.

            KERP I was amended, as approved by Bankruptcy Court order dated October 31, 2002, to allow further ease of administration and to permit an additional reallocation of funds available under KERP I.

            KERP I had fewer than 1,000 participants in each quarter, with a total of 1,004 participants over the course of the four quarters. Current payments under the retention component of KERP I equaled approximately $10.5 million, and deferred payments equaled approximately $27.7 million. Unallocated funds at the close of KERP I were approximately $1.8 million. Pursuant to the Bankruptcy Court's order regarding KERP II, the unused amounts under KERP I were made available for payments under KERP II. For the Liquidation Incentive Pool, all information is through Milestone 8 (meaning cash collected was $4 billion). Current payments for Milestone 1 through Milestone 8 equaled approximately $11.3 million. The deferred balance for Milestone 1 through Milestone 8 equals approximately $10.7 million. Unallocated Liquidation Incentive Pool funds equal approximately $3.0 million.

                  (iii) KEY EMPLOYEE RETENTION PLAN II. On February 6, 2003, the Bankruptcy Court granted the Debtors' motion to approve KERP II. KERP II became effective on March 1, 2003. In most material respects, KERP II mirrors the retention and severance components of KERP I, providing key employees with certain retention and/or severance benefits. In general, all full-time employees of the Debtors are eligible to receive either severance benefits or retention payments under KERP II unless otherwise covered by another plan providing similar benefits. However, an employee is not eligible for final payment if the employee resigns or is terminated for "cause." To receive a final payment, employees must sign a general release similar to that for KERP I. KERP II expires on February 27, 2004.

                        (A) RETENTION PAYMENTS. Certain of the Debtors' employees whose skills or knowledge are critical to the Debtors are eligible to receive retention payments. In KERP II, the Debtors are authorized to make retention payments of up to $29 million, in addition to any funds carried over from KERP I. Participants who are eligible for retention payments are provided with quarterly or annualized targets. At any quarter end or throughout the course of KERP II, the target could be subject to change due to a participant's performance or the changing needs of the Debtors' estates. Fifty percent of the earned quarterly retention is paid as soon as practicable following the close of each plan quarter (May 30, August 29, November 28, 2003, and February 27, 2004). The remaining 50% of the earned retention in each quarter is non-vested, deferred, and will be paid to the employee upon involuntary termination without cause or as soon as practicable after February 27, 2004.

                        (B) SEVERANCE BENEFITS. Certain of the Debtors' employees who are neither covered by another plan nor covered by the liquidation incentive pool under KERP I, and who are involuntarily terminated without "cause" at any time during the term of KERP II are eligible for severance benefits under KERP II. Under KERP II, severance benefits will be a minimum of $4,500 and a maximum calculated to be the greater of: (x) two weeks base pay for every full or partial year of service, with a maximum of eight weeks pay; or (y) two weeks base pay for every full or partial year of service, plus two weeks base pay for every $10,000 increment, or part thereof, in base salary, with the total sum calculated under this subclause (y) not to exceed $13,500. Severance benefits for participants who also are eligible for retention payments are subject to offset. To the extent such a participant's severance benefits would exceed the total retention payments received, the participant receives the difference to bring his total amount up to the severance benefits amount. If total retention payments received by any such participant exceed amounts payable as severance benefits, no severance benefits are payable.

                  (iv) KEY EMPLOYEE RETENTION PLAN III. On January 2, 2004, the Debtors filed a motion, pursuant to Bankruptcy Code section 363(b), seeking approval of KERP III. Pursuant to the motion, KERP III is intended to replace KERP II, which expires on February 27, 2004, and to allow the Debtors to retain key and critical employees who will be involved in maximizing the value of the Debtors' estates by expeditiously and economically assisting in liquidating trading and other assets and certain of the Debtors' non-core businesses, restructuring the Debtors' profitable core businesses, responding to and resolving claims filed against the Debtors, and/or efficiently managing current litigation and other investigations. KERP III provides eligible employees with certain retention, severance and/or completion bonus payments if they continue their employment with the Debtors during the restructuring of the Debtors' core businesses and through the wind-down of the Debtors' remaining businesses.

            KERP III has two components that are substantially similar to KERP
II: (a) a retention component designed to retain employees, and (b) a severance benefits component to provide job displacement protection for certain departing employees. In addition, KERP III has a completion bonus component, which will be an additional incentive available to key employees determined to be essential to the remaining phases of the liquidation efforts at a level insufficiently recognized by participation in the retention component of KERP III, to be payable upon the involuntary termination of employment without cause. In addition, whereas KERP I and KERP II were single year plans, KERP III will have approximately a two-year term that, unless earlier terminated pursuant to the provisions of KERP III, would commence on February 28, 2004 and conclude on December 30, 2005. The motion is set for hearing on January 29, 2004.

                  (v) FUTURE ARRANGEMENTS. Consistent with their business needs and the goal of maximizing value for their creditors, the Debtors continue to evaluate the need for ongoing retention incentives relative to the preservation of value and continuation of the Debtors' estates, the liquidation of non-core assets and the ultimate distribution of interests of PGE, CrossCountry, and Prisma. Consistent with this intent, at Sections VIII.E., "Equity Compensation Plan", IX.H., "Equity Compensation Plan" and X.F., "Equity Compensation Plan", provision is made for the anticipated creation of long-term equity incentive plans for key employees, managers and non-employee directors of PGE, CrossCountry and Prisma, respectively. To the extent that the Debtors determine that other incentives are warranted, prior to the Effective Date, approval of the Bankruptcy Court and/or Creditors' Committee will be sought.

            c. RETIREE BENEFITS. Except as noted below, on and after the Effective Date, pursuant to section 1129(a)(13) of the Bankruptcy Code, the Debtors will continue to pay all retiree benefits (within the meaning of section 1114 of the Bankruptcy Code), at the level established in accordance with section 1114 of the Bankruptcy Code, at any time prior to the Confirmation Date, for the duration of the period for which the Debtors have obligated themselves to provide such benefits. Notwithstanding the foregoing, the Debtors may seek to modify such retiree benefits in accordance with section 1114 of the Bankruptcy Code. The obligations, if any, of each Debtor, as modified, will, on the Effective Date, be assumed by and become obligations of the Debtors or the Reorganized Debtors.

            The Debtors maintain the Enron Gas Pipelines Employee Benefits Trust, which was maintained as a central repository for contributions made by certain of the Debtors' federally regulated affiliates toward the cost of retiree medical benefits. On July 22, 2003, the Debtors sought approval of the Bankruptcy Court to terminate the Enron Gas Pipelines Employee Benefits Trust and to distribute its assets among the contributing employers, who will thereafter be responsible for such assets and the related retiree benefit liabilities. If the Debtors' request for relief is granted, the Debtors estimate that each of Florida Gas, Northern Plains and Transwestern will be required to assume retiree benefit liabilities, estimated as of June 30, 2002, of approximately $10.15 million, $1.89 million and $4.83 million, respectively. Each of such companies is expected to be included as a CrossCountry Asset. If the Debtors' request for relief is not granted, the trust will not be terminated and the assets allocable to the participating employers will not be distributed in the foregoing manner. An objection has been filed to the motion and it is currently anticipated that a contested hearing will be held on the motion on December 30, 2003.

            The estimated present value of retiree benefit obligations for pipeline retirees, calculated as of December 31, 2002 in accordance with the Financial Accounting Standard 106, is approximately $75 million. As of December 31, 2002, the trust held approximately $31.6 million in assets, composed of cash, cash equivalents and mutual fund investments. The liability for retiree benefits exceeds the value of assets reserved for such purposes by $43.4 million. The estimated present value of retiree benefit obligations for all participants in the Enron Corp. Medical Plan for Inactives is approximately $139 million, as of December 31, 2002. Other than the assets of the trust, all such benefit obligations are unfunded.

            d. PENSION BENEFITS/PENSION BENEFIT GUARANTY CORPORATION. The Debtors and certain of their affiliates are contributing sponsors to, or are members of a contributing sponsor's controlled group of the Pension Plans. The Pension Plans are tax-qualified defined benefit pension plans covered by and subject to Title IV of the ERISA. PBGC administers the termination insurance program under Title IV of ERISA.

            PBGC has filed 31 proofs of claim in the Chapter 11 Cases. Of these proofs of claim, the PBGC has withdrawn 16 proofs of claim with 15 remaining. The Debtors believe these claims are duplicative in nature because liability under Title IV of ERISA is joint and several in nature and may apply to those Debtors and their affiliates, including non-Debtors, that are members of the ENE ERISA "controlled group." In general, a corporation is considered to be a member of a pension plan sponsor's ERISA controlled group if the plan sponsor holds at least 80% of the vote or value interests in such entity. In general, a partnership is considered to be a member of a pension plan sponsor's ERISA controlled group if the plan sponsor holds at least 80% of the profits or capital interest in such entity. Ten of the PBGC's claims represent unliquidated claims for PBGC insurance premiums and claims for due but unpaid minimum funding contributions under section 412(a) of the IRC. The Debtors believe they are current on their PBGC premiums and their contributions to the Pension Plans. Therefore, the Debtors value these claims at $0. Additionally, PBGC has filed 5 proofs of claim for unfunded benefit liabilities. As of June 30, 2003, the claims for unfunded benefit liabilities asserted an aggregate liability of approximately $305.5 million. On October 20, 2003, PBGC filed five amended proofs of claim for unfunded benefit liabilities under the Pension Plans asserting an aggregate liability of approximately $424.1 million (including approximately $352.3 million for the ENE Cash Balance Plan, $13.3 million for the EFS Pension Plan, $600,000 for the Garden State Pension Plan, $57.5 million for the Portland General Pension Plan and $400,000 for the San Juan Pension
Plan). In addition, PBGC has informally alleged that its claim for the unfunded benefit liabilities under the ENE Cash Balance Plan could increase by as much as 100%. If the Pension Plans are terminated by the PBGC during the Chapter 11 Cases, PBGC's claims that remain unsatisfied at the time of such termination will mature against the Debtors' estates.

            The Debtors, the Reorganized Debtors and their non-Debtor affiliates may seek to amend, modify, or terminate any of the foregoing Pension Plans. In particular, on December 31, 2003, ENE filed a motion seeking authority from the Bankruptcy Court to provide additional funding contributions to the Pension Plans, other than the Portland General Pension Plan and to terminate such plans in `standard terminations' within the meaning of ERISA section 1341. Such a termination would satisfy the obligations of ENE and its affiliates under the foregoing pension plans, and the PBGC's claims in respect of such plans would not mature. In addition, it is expected that the Portland General Pension Plan will be continued following the sale of PGE to Oregon Electric, or the distribution of interests in PGE to the Debtors' creditors pursuant to the Plan.

            e. OTHER SEVERANCE BENEFIT PAYMENTS; SEVERANCE LITIGATION. Pursuant to the Debtors' motion for authorization to pay prepetition employee compensation, benefits, reimbursable business expenses and related administrative costs, dated December 3, 2001, as amended by order of the Bankruptcy Court, dated January 15, 2002, the Debtors made payments of up to $4,500 to approximately 4,200 of their employees who were severed in December 2001, and an additional hardship payment of $1,178 to each eligible former employee. The Debtors' total payment to former employees pursuant to the foregoing was approximately $24 million. Employees of certain of the Debtors were not eligible for payments pursuant to the foregoing and received payments totaling approximately $462,000.

            On February 14, 2002, a group of the Debtors' former employees filed a motion in the Bankruptcy Court seeking, among other things, severance pay in accordance with the Debtors' prepetition severance pay plan (one week of base pay for each full or partial year of employment plus one week of base pay for each $10,000, or fraction thereof, of base pay, the total of which was eligible for doubling in exchange for execution of a general release). The Debtors and the Creditors' Committee objected to the motion. Following the objection, the Debtors, the Creditors' Committee, the Employee Committee, and representatives from the Rainbow/PUSH Coalition and the AFL-CIO successfully negotiated additional severance payments and entered into the Severance Settlement for certain former employees who were discharged in the period between December 3, 2001 and February 28, 2002, as well as certain employees who were discharged in 2001 but prior to the Initial Petition Date.

            On August 28, 2002, the Bankruptcy Court approved the Severance Settlement. Under the terms of the Severance Settlement, former employees who "opted-in" to the Severance Settlement are eligible to receive severance as calculated by the formula used in the prepetition severance pay plan up to a maximum of $13,500 in additional severance (less payments included in the $24 million previously distributed). In exchange for such payment, former employees were required to waive any termination related employment claims against the Debtors. The Severance Settlement also authorized the Employee Committee to investigate and attempt to recover Employee Prepetition Stay Bonus Payments made to certain former employees. The proceeds from such litigation would be distributed to former employees who opted into the Severance Settlement.

            Former employees who elected not to participate in the Severance Settlement and "opted out" were permitted to pursue their claims for employment termination payments separately in the Bankruptcy Court. The Debtors and the Creditors' Committee moved to estimate the administrative expense liabilities owed to such opt-out severance claimants. The estimation proceedings required any opt-out claimants to submit an estimation response form to the Debtors detailing the facts and circumstances regarding termination of employment. Each opt-out claimant was then given the right to argue his or her claim in the Bankruptcy Court. On October 4, 2002, the Bankruptcy Court issued an "Estimation Order" regarding these opt-out claimants, which places the claimants into one of five different categories based upon their circumstances, and awarded administrative expenses in amounts ranging from 0% to 30% of the face amount of their claims.

            Opt-out claimants whose claims were not filed by the deadline were not entitled to any additional administrative expenses other than the prior payments. In addition, for several opt-out claimants, the amount of administrative expense liabilities for termination was fixed and liquidated, but the claims have not been allowed due to other objections to allowance raised by the Debtors and the Creditors' Committee. The dates of commencement and termination of employment of the opt-out claimants and their benefit to the Debtors' estates may impact their likelihood of receiving a distribution on their claims.

            f. PAYMENT OF RETENTION BONUSES AND PROSECUTION OF CERTAIN PREFERENCE ACTIONS. Pursuant to the Severance Settlement, the Debtors have assigned to the Employee Committee the Severance Settlement Fund Litigation. The net proceeds, if any, to be realized from the Severance Settlement Fund Litigation will be distributed in accordance with the Severance Settlement. Any payments received by any employee will be calculated for purposes of determining recoveries on account of Allowed General Unsecured Claims in accordance with
Section 7.5 of the Plan.

            The Severance Settlement Fund Litigation involves the payment of Employee Prepetition Stay Bonus Payments in November 2001, totaling approximately $105 million. The bonuses were paid to approximately 585 employees. As described more fully above, during 2002, the Debtors filed motions with the Bankruptcy Court seeking to provide retention incentives to certain employees through a waiver of preference and fraudulent conveyance claims related to the Employee Prepetition Stay Bonus Payments. In exchange, such individuals would be required to release certain claims against the Debtors. In August 2002, the Bankruptcy Court granted the motion with respect to current employees who did not hold officer level positions at the time of bankruptcy, and reserved ruling on the remainder of the relief requested. Refer to Section IV.A.8.b(i)., "Prepetition Retention Arrangements" for additional information regarding the Bankruptcy Court's ruling. With respect to recipients against whom any avoidance claims were assigned to the Employee Committee as part of the Severance Settlement, the Employee Committee has issued demands and commenced litigation seeking repayment, including, without limitation, those claims and causes of action which are the subject of the litigation styled: (a) Thresa A. Allen, et al. v. Official Employment-Related Issues Committee, Enron Corp., Enron North America Corp.; Enron Net Works, L.L.C., Adversary Proceeding No. 03-02084-AJG, which was dismissed by the Bankruptcy Court, (b) Official Employment-Related Issues Committee of Enron Corp., et al. v. John D. Arnold, et al., Adversary Proceeding No. 03-3522, currently pending in the United States Bankruptcy Court for the Southern District of Texas, (c) Official Employment-Related Issues Committee of Enron Corp., et al. v. James B. Fallon, et al., Adversary Proceeding No. 03-3496, currently pending in the United States Bankruptcy Court for the Southern District of Texas, (d) Official Employment-Related Issues Committee of Enron Corp., et al. v. Jeffrey McMahon, Adversary Proceeding No. 03-3598, currently pending in the United States Bankruptcy Court for the Southern District of Texas, and (e) Official Employment
- Related Issues Committee of Enron Corp., et al. v. John J. Lavorato, et al., Adversary No. 03-3721, currently pending in the United States Bankruptcy Court for the Southern District of Texas, Houston Division.

            On May 16, 2003, the Employee Committee filed a motion seeking an expansion of its authority to pursue accelerated distributions of deferred compensation through the Deferred Compensation Litigation. On September 23, 2003, the Bankruptcy Court granted the motion of ENE and Expat Services seeking approval of settlements of avoidance actions related to such accelerated distributions with current and former employees and an expansion of the Employee

Committee's authority to settle and/or litigate avoidance action claims related to such accelerated distributions for recipients who did not enter into settlement agreements with ENE by October 31, 2003. Pursuant to the motion, ENE and Expat Services have offered settlements to current employees in exchange for the repayment of 40% of the accelerated distributions. In addition, the Debtors have offered settlement agreements to former employees whose employment was terminated involuntarily, and without cause, following the Initial Petition Date, in exchange for the repayment of between 45% and 85% of the accelerated distributions, depending upon the date of termination of employment. The Employee Committee is authorized to offer settlement agreements to former employees who were not employed as of the Initial Petition Date, who voluntarily terminated their employment with the Debtors, or whose employment was involuntarily terminated for cause, in exchange for the repayment of 90% of the accelerated distributions. In the event that any recipient of an accelerated distribution fails to settle the claim or to fulfill the terms of the settlement, the Employee Committee is authorized to litigate with such recipient for the full amount of the accelerated distribution. To the extent funds are recovered either through the settlement of claims or litigation, the funds will be held by the Debtors until further order of the Bankruptcy Court, and shall thereafter be distributed in accordance with the terms of the Plan or such Bankruptcy Court order.

            The estates continue to analyze whether and to what extent avoidance action or other litigation should be brought against former employees of the Debtors and their affiliates.

      9. RETENTION OF PROFESSIONALS

            On April 4, 2002, the Bankruptcy Court entered an order (as modified on October 24, 2002, May 29, 2003 and November 20, 2003) authorizing the Debtors to enter into an agreement to employ Stephen Forbes Cooper, LLC(38) as an independent contractor to provide management services for the Debtors, effective as of January 28, 2002. The October 24, 2002 order authorized the expanded employment of Stephen Forbes Cooper, LLC, effective as of September 1, 2002. The expansion of the employment of Stephen Forbes Cooper, LLC allowed the Debtors to utilize up to fifteen additional Associate Directors of Restructuring, provided by Stephen Forbes Cooper, LLC on terms set out in the employment agreement. The May 29, 2003 order authorized the expansion of the scope of retention of Stephen Forbes Cooper, LLC to permit them to render services in connection with potential litigation involving the Debtors and any current or former clients and entities that are investors of the equity fund controlled by Stephen Cooper. However, (a) such services must be performed at the request of a joint task force by the Debtors and the Creditors' Committee to pursue litigation and/or settlement in respect of such entities, (b) any proposed settlement must be provided to the non-conflicted members of the Creditors' Committee before any settlement agreements are signed and (c) the ENE Examiner and other parties in interest must have standing to be heard on the settlement. The joint task force shall be composed of representatives of the Creditors Committee, the Debtors and their respective professionals. The November 20, 2003, order authorized further expanded employment of Stephen Forbes Cooper, LLC, effective as of October 21, 2003, to permit the Debtors to utilize an additional four Associate Directors of Restructuring, provided by


----------

(38) Stephen Forbes Cooper, LLC is an affiliate of Kroll Zolfo Cooper LLC, f/k/a Zolfo Cooper, LLC. Kroll Zolfo Cooper LLC has been acquired by Kroll, Inc.

Stephen Forbes Cooper, LLC on terms set out in the employment agreement. Refer to "Related Documents" at http://www.enron.com/corp/por for all such orders and various disclosure affidavits, in connection with the employment and retention of Stephen Forbes Cooper, LLC. All compensation and reimbursement due to Stephen Forbes Cooper, LLC is treated as an Allowed Administrative Expense Claim and is paid in accordance with the employment agreement between the parties rather than pursuant to the Bankruptcy Court order governing compensation and reimbursement of Chapter 11 Professionals.

            On January 30, 2002, the Bankruptcy Court entered a final order retaining WGM as the Debtors' lead bankruptcy counsel effective as of the Initial Petition Date. The Debtors have also retained, among others, the following firms: (a) Togut, Segal & Segal, LLP as co-bankruptcy counsel; (b) Skadden, Arps, Slate, Meagher & Flom LLP as special counsel; (c) Andrews & Kurth, L.L.P. as special counsel; (d) LeBoeuf, Lamb, Greene & MacRae L.L.P. as special counsel; (e) Cadwalader, Wickersham & Taft LLP as counsel; (f) Goodin, MacBride, Squeri, Ritchie & Day, LLP as special counsel; (g) Fergus, a Law Firm, and Gary S. Fergus as special regulatory counsel; (h) Susman Godfrey L.L.P. as class action defense counsel; (i) Miller Thomson LLP as special counsel; (j) Kelley Drye & Warren LLP as special regulatory counsel (later converted to ordinary course professional status); (k) PwC US, effective as of August 31, 2002 as financial advisors; (l) FTI Consulting, Inc. as successor-in-interest to the business recovery services practices of PwC US, effective as of December 21, 2002, as financial advisors; (m) Blackstone as financial advisors; (n) Batchelder & Partners, Inc. (n/k/a Relational Advisors LLC) as financial advisors; (o) Venable Baetjer & Howard as special counsel; and (p) Arnold & Porter as special counsel. In addition, as of December 12, 2003, the Debtors have retained approximately 227 ordinary course professionals. The Debtors have filed a motion seeking approval to retain Nathan Associates Inc. as economic and damages consultants, and the hearing to consider the motion is scheduled for December 22, 2003.

            The Debtors are also responsible for paying the fees of certain other professionals who represent various of the Debtors' employees who are witnesses in various governmental investigations. Several of the Bankruptcy Court orders authorizing the retention of these professionals are currently on appeal.

            Finally, the Debtors retained Wilmer, Cutler & Pickering, as special counsel to the Powers Committee, and to represent the Debtors in the litigation styled Enron Power Marketing v. FERC, U.S. Supreme Court, Docket No. 00-809.

      10. RECONSTITUTION OF THE BOARD OF DIRECTORS

            As of the Initial Petition Date, the Board was comprised of Robert
A. Belfer, Norman P. Blake, Jr., Ronnie C. Chan, John H. Duncan, Wendy L. Gramm, Robert K. Jaedicke, Kenneth L. Lay, Charles A. LeMaistre, John Mendelsohn, Paulo
V. Ferraz Pereira, William Powers, Jr., Frank Savage, Raymond S. Troubh, John Wakeham, and Herbert S. Winokur, Jr. Thereafter, effective February 4, 2002, Kenneth L. Lay resigned from the Board, and on February 12, 2002, the Board (a) approved a reduction in the number of Board members to nine, effective on March 14, 2002, and (b) approved the resignation of six members -- Messrs. Chan, Duncan, Jaedicke, LeMaistre, Ferraz Pereira, and Wakeham, also effective March 14, 2002. On February 14, 2002, Mr. Powers resigned from the Board. On March 14, 2002 the Board reaffirmed the foregoing actions. On March 21, 2002, Mr. Blake was elected as interim chairman of the Board.

            In February 2002, the Board stated its objective to reconstitute the Board in an orderly manner to a board composed of a majority of new independent directors. In furtherance of this objective, in February 2002, the Board established a protocol with the Creditors' Committee to provide for the Creditors' Committee to review and interview candidates for Board membership prior to election of any candidates by the Board. Subsequently, the Board engaged in an extensive process to identify and consider highly qualified candidates as prospective members of the Board representing a range of talents, expertise and experience to benefit ENE. The Board's process included input from a number of sources, including the Creditors' Committee.

            On May 30, 2002, the Board elected two new independent directors, John W. Ballantine and Corbin A. McNeill, Jr. On the same day, the Board agreed to accept the resignations of Messrs. Savage and Mendelsohn. On June 6, 2002, the Board announced additional steps in furthering the planned transition of the membership of the Board to one composed of a majority of new, independent directors and, preferably, composed entirely of new independent directors. On such date, the Board recognized that the four remaining long-standing directors -- Messrs. Belfer, Blake, and Winokur, and Dr. Gramm -- had submitted their resignations as directors, to be effective at the close of business on the same day. The Board also elected Mr. Troubh as interim Chairman of the Board on such date and expressed support for the election of three additional directors under consideration for election. The Board also acted to modify the number of director seats comprising the Board to a variable number to be determined by the maximum number of seats that would allow a quorum to be filled by the attendance of all elected directors, so long as the total number of director seats is nine or fewer total seats. On July 25, 2002, the Board elected another new, independent director, Ron W. Haddock, resulting in a board comprised of four directors. On such date, the Board also acted to define the number of director seats comprising the Board to five seats.

      11. CREATION OF INTERNAL COMMITTEES FOR REVIEW AND OVERSIGHT

            a. CASH MANAGEMENT COMMITTEE. The Cash Management Committee consists of (i) its chairperson, the Managing Director of Corporate Services of ENE, (ii) a Managing Director and Deputy Treasurer of ENE, (iii) the Managing Director of RAC, (iv) a representative of the ENE Accounting Department, (v) a representative of the ENE Tax Department, (vi) a representative of the ENE Legal Department, and (vii) a representative of Kroll Zolfo Cooper. Representatives of the ENA Examiner, the ENA Accounting Department, and Ernst & Young (financial advisors to the Creditors' Committee) also attend all Cash Management Committee meetings.

            All postpetition disbursements require Cash Management Committee approval. Transactions not in the ordinary course of business and in excess of $500,000 require the approval of the BTRC as well.

            b. BANKRUPTCY TRANSACTION REVIEW COMMITTEE. The BTRC was formed in January 2002 to provide a means for all non-ordinary course transactions, e.g., divestitures, settlements, and investments, and certain ordinary course transactions, including financings, of all Debtor and non-Debtor companies to be reviewed by a cross-disciplinary group of ENE and Kroll Zolfo Cooper employees, as well as the Debtors' legal and financial advisors. In addition, these meetings are monitored by the Creditors' Committee's legal and financial advisors and the ENA Examiner. All non-ordinary course transactions in excess of $500,000 are required to be reviewed and approved by the BTRC prior to any Debtor or non-Debtor entity entering into the transaction. Final internal approval, however, is not granted by the BTRC, but via a RAC Deal Approval Sheet executed by certain officers of the entity seeking authority to enter into the transaction, as well as, in some instances, senior management and the Board, as required by the ENE Risk Management Policy approved by the Board.

            Since its formation, the scope of the BTRC has expanded as a result of certain orders of the Bankruptcy Court. The BTRC is presently required to approve all settlement transactions completed under the Wholesale Protocol and all assets sales executed pursuant to the De Minimis Asset Sale Order. Refer to
Section IV.B., "Settlements and Asset Liquidations" for further information.

B. SETTLEMENTS AND ASSET LIQUIDATIONS

      1. RESOLUTION OF THE WHOLESALE TRADING BOOK

            After the commencement of these chapter 11 cases, the Wholesale Services Debtors and certain of their non-Debtor Wholesale Services affiliates had a significant number of non-terminated and terminated positions arising out of physical and financial contracts relating to numerous commodities, including, but not limited to, power, natural gas, interest rates and currencies, crude oil, liquid fuels, coal, pulp and paper, freight, steel, metals, lumber, and weather. The Wholesale Services Debtors and their non-Debtor affiliates evaluated these contracts and have undertaken efforts to perform, sell, or settle these positions.

            The table below describes cash collections of the Wholesale Services Debtors and their affiliates between the Initial Petition Date and November 30, 2003, and adversary proceeding litigation in Bankruptcy Court of the Wholesale Services Debtors and their affiliates.

$ in millions

WHOLESALE TRADING BOOK CASH COLLECTIONS FROM INITIAL PETITION DATE TO 11/30/03

                                                                      Number of
                                                         Amount     Counterparty
                                                        Collected      Groups
                                                        ---------      ------
Terminated Contracts                                     $1,342         207

Non-Terminated Contracts

                        Performed (net of cost of
                        sales)                           $1,104       1,404(1)
                        Settled/Sold                     $  594         171

Total Cash Collected to Date                             $3,040       1,782

ADVERSARY LITIGATION PROCEEDINGS FILED IN BANKRUPTCY COURT

Total number of Proceedings with Trading Book Counterparties             63

Gross Value Sought in Complaint/Mediation                $2,165(2)

Includes:  Gas, Power, EGM, EIM, Europe, Canada

Excludes:  EBS

(1) Count reflects counterparties billed for services at least once postpetition and reflects historical AR collections from performance prior to bankruptcy.

(2)   Recoveries under these proceedings cannot be assured.

            a. SAFE-HARBOR AGREEMENTS. Prior to the commencement of the Chapter 11 Cases, certain of the Wholesale Services Debtors entered into thousands of Safe-Harbor Agreements. Several safe-harbor provisions of the Bankruptcy Code (sections 555, 556, 559, or 560), to the extent applicable, render enforceable contractual rights to liquidate or terminate Safe-Harbor Agreements based on the bankruptcy or financial condition of the Wholesale Services Debtors. Other safe-harbor provisions exempt specified setoffs under or in connection with Safe-Harbor Agreements from the automatic stay provided under section 362(a) of the Bankruptcy Code. Absent these safe-harbor provisions, the counterparties would be barred under the Bankruptcy Code from terminating these contracts due to the bankruptcy or financial condition of the Wholesale Services Debtors, and would be stayed from exercising their rights of setoff and their rights to realize on collateral.

            The Wholesale Services Debtors' commencement of the Chapter 11 Cases constituted an early termination event under some of the Safe-Harbor Agreements, giving rise to the right of the counterparties to terminate such agreements (or in some instances, to an automatic termination of such agreements) and to determine the amount of termination payments payable by or to certain of the Wholesale Services Debtors. Immediately prior to and since the commencement of these cases, many Safe-Harbor Agreements have been terminated. In certain instances, where a counterparty has not terminated an agreement, and has itself defaulted under the agreement, a Wholesale Services Debtor has noticed an early termination.

            The Wholesale Services Debtors also had a number of physical and financial Safe-Harbor Agreements that were not terminated and were "in-the-money" to the Wholesale Services Debtors, and therefore required performance by the Wholesale Services Debtors to realize the "in-the-money" value. In certain instances, the Wholesale Services Debtors continued to perform through the relevant contract term, negotiated a settlement, or sold the contract to a third party. The Wholesale Services Debtors have now successfully exited substantially all of their performing, non-terminated, "in-the-money" physical and financial Safe-Harbor Agreements.

            b. DESCRIPTION OF WHOLESALE PROTOCOL. Under the authority granted by Bankruptcy Rule 9019, the Wholesale Services Debtors and the Creditors' Committee negotiated, and on May 30, 2002, the Bankruptcy Court approved, the Wholesale Protocol. The purpose of the Wholesale Protocol is to expedite the approval process for settlements related to terminated Safe-Harbor Agreements.

            The Wholesale Protocol creates two categories of settlements for terminated Safe-Harbor Agreements. The first category consists of Safe-Harbor Agreements involving values that exceed certain defined thresholds, settlements with affiliates of the Wholesale Services Debtors, and settlements involving more than one party on either side of the settlement. For settlements in this category, the Wholesale Services Debtors are not permitted to execute a settlement agreement with the counterparty without 10 business days' prior notice to the Creditors' Committee. In addition, the Wholesale Protocol prescribes certain information concerning the proposed settlement that must be included in the Wholesale Services Debtors' notice. Where the Creditors' Committee approves a proposed settlement in this category, the Wholesale Services Debtors may file with the Bankruptcy Court a motion for approval of the settlement.

            The second category consists of settlements of terminated Safe-Harbor Agreements that do not fall within the first category. The Wholesale Protocol requires the Wholesale Services Debtors to provide weekly notice of these settlements to the Creditors' Committee. The Creditors' Committee has 5 business days to object to the settlement or to request more detailed information on it. Where the Creditors' Committee does not object to a proposed settlement in this second category, or does not request more detailed information on it, during the 5 business-day period, the Wholesale Services Debtors may then file a notice of the settlement with the Bankruptcy Court. Unless an objection is filed and served within 5 business days after the notice is filed and notice of such objection is served upon the appropriate parties, the Wholesale Services Debtors are authorized to consummate the proposed settlement, and the parties receiving notice of the proposed settlement shall be deemed to have consented to it.

            Under the Wholesale Protocol, if the Creditors' Committee objects to a settlement in either category, or fails to approve a settlement in the first category, the Wholesale Services Debtors may not seek Bankruptcy Court approval of the proposed settlement under the procedures provided in the Wholesale Protocol, but instead may seek such approval of the proposed settlement upon notice and a hearing in accordance with Bankruptcy Rule 9019 and the Case Management Order. Settlements entered into only by non-Debtor Wholesale Services affiliates are submitted for Creditors' Committee review as if they were in the second category, but such settlements are not submitted to the Bankruptcy Court.

            On July 15, 2003, the Bankruptcy Court approved an order amending the Wholesale Protocol. The amendments, among other things, (1) permit rejected and expired Safe-Harbor Agreements to be settled under the Wholesale Protocol,
(2) change the value thresholds for the first category of settlements, and (3) modify the Bankruptcy Court approval process for settlements that involve more than one party on either side of the settlement, but that do not meet the amended value thresholds for the first category of settlements.

            c. IMPLEMENTATION OF WHOLESALE PROTOCOL. Through the use of the Wholesale Protocol, the Wholesale Services Debtors have filed, and obtained the approval of the Bankruptcy Court to enter into, numerous settlement agreements with terminated Safe-Harbor Agreement counterparties. Through November 30, 2003, through the use of the Wholesale Protocol, or otherwise with the approval of the Bankruptcy Court as to the Wholesale Services Debtors only, the Wholesale Services Debtors and the non-Debtor Wholesale Services affiliates have entered into 207 settlements of Safe-Harbor Agreement counterparties, resulting in recoveries in the aggregate amount of approximately $1.342 billion for the Wholesale Services Debtors and their non-Debtor Wholesale Services Affiliates. Refer to Table, "Wholesale Trading Book Cash Collections from Initial Petition Date to 11/30/03" in Section IV.B.1., "Resolution of the Wholesale Trading Book" for further information.

            Since the Wholesale Services Debtors and their non-Debtor Wholesale Services affiliates have other terminated Safe-Harbor Agreements with multiple other counterparties under which there is embedded value owing to the Wholesale Services Debtors and their non-Debtor Wholesale Service affiliates and which have not yet settled, the Wholesale Services Debtors and their non-Debtor Wholesale Services affiliates continue their settlement efforts utilizing the Wholesale Protocol or other Bankruptcy Court-approved processes as appropriate. Refer to Section IV.B.1., "Estate Management And Liquidation" for further information.

            d. REALIZED VALUE FROM DEBTORS' PERFORMANCE OF NON-TERMINATED WHOLESALE CONTRACTS, DISPOSITION OF INVENTORIES, AND COLLECTION OF ACCOUNTS RECEIVABLE. Since the Initial Petition Date, the Wholesale Services Debtors and their non-Debtor Wholesale Services affiliates have realized (net of their costs) approximately $1.104 billion from (i) their postpetition or other performance under commodity sale contracts that have remained "live" (e.g., not terminated or expired) after the Initial Petition Date, (ii) the sale of commodity inventories, and (iii) the collection of prepetition accounts receivable. Refer to Table, "Wholesale Trading Book Cash Collections from Initial Petition Date to 11/30/03" in Section IV.B.1., "Resolution of the Wholesale Trading Book" for further information.

            e. SETTLEMENTS AND SALES OF NON-TERMINATED SAFE-HARBOR AGREEMENTS. The Wholesale Services Debtors have (i) settled certain of their non-terminated Safe-Harbor Agreements (which are not eligible for settlement under the Wholesale Protocol) with counterparties pursuant to Bankruptcy Court approval and (ii) sold certain non-terminated Safe-Harbor Agreements to third parties pursuant to Bankruptcy Court-approved auction processes. Through November 30, 2003, the Wholesale Services Debtors and their non-Debtor Wholesale Services Affiliates have received a total of approximately $594 million from these settlements and auction sales. Refer to Table, "Wholesale Trading Book Cash Collections from Initial Petition Date to 11/30/03" in Section IV.B.1., "Resolution of the Wholesale Trading Book" for further information.

            f. LITIGATION. To the extent settlements cannot be reached, the Wholesale Services Debtors and their non-Debtor Wholesale Services affiliates may file (and have, in some cases, already filed) adversary proceedings against counterparties in the Bankruptcy Court or may take other appropriate legal action to recover the embedded value of the contracts. Refer to Table, "Wholesale Trading Book Cash Collections from Initial Petition Date to 11/30/03" in above Section IV.B.1., "Resolution of the Wholesale Trading Book" and Section IV.C.1., "Pending Litigation" for further information about the pending adversary proceedings involving the Wholesale Services Debtors and their non-Debtor Wholesale Services affiliates in connection with the trading book, the gross dollar amount being sought by the Wholesale Services Debtors thereunder, certain claims made by Debtors and counterclaims made by counterparties. Each of the pending adversary proceedings involving one or more of the Wholesale Services Debtors and their non-Debtor Wholesale Services affiliates are more fully described in Section IV.C.1., "Pending Litigation". It should be noted that the recoveries under these proceedings or proceedings subsequently brought against counterparties cannot be assured, and are subject to potential counterclaims and defenses of the counterparties some of which are listed in Section IV.C.1., "Pending Litigation".

      2. RETAIL CONTRACT SETTLEMENTS

            After the commencement of these Chapter 11 Cases, the Retail Services Debtors and their non-Debtor Retail Services affiliates had a significant number of open and terminated positions arising out of physical and financial contracts with retail and other customers relating to the purchase and sale of natural gas and electricity, as well as energy outsourcing and other contracts. The Debtors evaluated these contracts and have undertaken efforts to perform, sell, settle, or reject these positions. With respect to these settlements, pursuant to Bankruptcy Rule 9019, through November 30, 2003, the Debtors have sought and obtained the Bankruptcy Court's approval of approximately 86 settlement agreements relating to Retail Contracts.

            The table below describes cash collection of the Retail Services Debtors and their affiliates between the Initial Petition Date and November 30, 2003, and adversary proceeding litigation of the Retail Services Debtors and their affiliates in the Bankruptcy Court.


RETAIL TRADING BOOK CASH COLLECTIONS FROM INITIAL PETITION DATE TO 11/30/03 ($ IN MILLIONS)

                                                                      Number of
                                                         Amount     Counterparty
                                                        Collected      Groups
                                                        ---------      ------
Terminated Contracts                                     $   20          29

Non-Terminated Contracts

                  Performed (net of cost of sales)       $  445        Approx.
                                                                       9000(1)
                  Settled/Sold                           $  331         754


TOTAL CASH COLLECTED TO DATE                             $  796

ADVERSARY PROCEEDINGS LITIGATION IN BANKRUPTCY COURT ($ IN MILLIONS)

Total number of Proceedings with Retail Trading Book Counterparties      6

Gross Value Sought(2)                                    $   72

(1) Count reflects counterparties billed for services at least once postpetition as well as accounts receivable collections from historical performance prior to the Initial Petition Date.

(2)   Recoveries under these proceedings cannot be assured.

            a. RETAIL CONTRACTS. Prior to the commencement of the Chapter 11 Cases, certain of the Retail Services Debtors entered into thousands of Retail Contracts. Since the Initial Petition Date, many Retail Contracts have been terminated, rejected, or assumed and assigned under section 365 of the Bankruptcy Code. There are substantial amounts outstanding under many of the Retail Contracts, which amounts include primarily accounts receivable and, in some cases, termination payments due to the Retail Services Debtors' estates. The Retail Services Debtors' commencement of the Chapter 11 Cases constituted an early termination event under some of the Retail Contracts, which may give rise to the right of the counterparties to terminate such agreements and to determine the amount of termination payable by or to the Retail Services Debtors. Since the commencement of these Chapter 11 Cases, many counterparties have, accordingly, purported to terminate Retail Contracts. While the applicability of the safe-harbor provisions of the Bankruptcy Code to the Retail Contracts is less certain than their applicability to wholesale contracts, the Retail Services Debtors determined in many instances not to contest the terminations.

            The Retail Services Debtors also had a number of Retail Contracts that were not terminated and were "in-the-money" to the Retail Services Debtors, and therefore required performance by the Retail Services Debtors to realize the "in-the-money" value. In certain instances, the Retail Services Debtors continued to perform through the relevant contract term, negotiated a settlement, sold the contract to a third party, or, if the continued performance was not in the best interests of the relevant Debtor, rejected the contract. The Retail Services Debtors have now successfully exited substantially all of their performing, non-terminated, "in-the-money" Retail Contracts.

            b. DESCRIPTION OF RETAIL PROTOCOL. The Retail Services Debtors and the Creditors' Committee negotiated the Retail Protocol that allowed the Retail Services Debtors to obtain expedited Bankruptcy Court approval of settlements with counterparties on amounts due under the Retail Contracts. The Bankruptcy Court approved the Retail Protocol on October 7, 2002.

            Specifically, the Retail Protocol creates two categories of settlements, depending on the accounts receivable outstanding under the contract and other amounts (e.g., termination payments) that may have been payable to the Retail Services Debtors as part of the settlement. The first category includes the settlement of Retail Contracts with the Retail Services Debtors involving values that exceed certain defined thresholds. The Retail Protocol permits the Retail Services Debtors to file a motion under Bankruptcy Rule 9019 to settle these contracts using expedited notice procedures. The second category of settlements includes those that fall below the defined value thresholds. The Retail Protocol allows the Retail Services Debtors to provide weekly notice of these settlements to the Creditors' Committee and to seek Bankruptcy Court approval of these settlements by filing a notice but without filing a formal motion with the Bankruptcy Court.

            c. IMPLEMENTATION OF RETAIL PROTOCOL. Through the use of the Retail Protocol, the Retail Services Debtors have filed and obtained Bankruptcy Court approval to enter into numerous settlement agreements with retail customers. Through November 30, 2003, as approved by the Bankruptcy Court through use of the Retail Protocol or otherwise, the Retail Services Debtors have entered into 29 settlements with counterparties, resulting in recoveries in

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
the aggregate amount of approximately $20 million for the Retail Services Debtors. Refer to Table, "Retail Trading Book Cash Collections from Initial Petition Date to 11/30/03" in Section IV.B.2.a., "Retail Contracts" for further information.

            Because the Retail Services Debtors have other Retail Contracts with multiple other counterparties under which there is embedded value owing to the Retail Services Debtors and their non-Debtor Retail Services affiliates and which have not yet settled, the Retail Services Debtors and their non-Debtor Retail Services affiliates continue their settlement efforts utilizing the Retail Protocol or other Bankruptcy Court-approved processes as appropriate.

            d. SETTLEMENTS AND SALES OF RETAIL CONTRACTS. The Retail Services Debtors have (1) settled certain of their non-terminated Retail Contracts with counterparties pursuant to Bankruptcy Court approval and (2) sold certain non-terminated Retail Contracts to third parties pursuant to Bankruptcy Court-approved auction processes. Through November 30, 2003, the Retail Services Debtors have received proceeds of approximately $331 million from these settlements and auction sales. Refer to Table, "Retail Trading Book Cash Collections from Initial Petition Date to 11/30/03" in Section IV.B.2.a., "Retail Contracts" for further information.

            e. REALIZED VALUE FROM RETAIL SERVICES DEBTORS' PERFORMANCE OF NON-TERMINATED RETAIL CONTRACTS, DISPOSITION OF INVENTORIES, AND COLLECTION OF ACCOUNTS RECEIVABLE. Since the Initial Petition Date, the Retail Services Debtors have realized (net of their costs) approximately $445 million in net proceeds from (i) their postpetition or other performance under retail commodity sale contracts that have remained "live" (e.g., not terminated or expired) after the Initial Petition Date, (ii) the sale of commodity inventories, and (iii) the collection of prepetition accounts receivable. Refer to Table, "Retail Trading Book Cash Collections from Initial Petition Date to 11/30/03" in Section IV.B.2.a., "Retail Contracts" for further information.

            f. LITIGATION. To the extent settlements cannot be reached, the Retail Services Debtors and their non-Debtor Retail Services affiliates may file (and have, in multiple cases, already filed) adversary proceedings against counterparties in the Bankruptcy Court or may take other appropriate legal action to recover the embedded value of the contracts. Refer to Table, "Retail Trading Book Cash Collections from Initial Petition Date to 11/30/03" in Section IV.B.2.a., "Retail Contracts" and Section IV.C.1., "Pending Litigation" for further information about the pending adversary proceeding involving the Retail Services Debtors and their non-Debtor Retail Services affiliates in connection with the trading book, the gross dollar amount being sought by the Retail Services Debtors thereunder, certain claims made by Debtors, and counterclaims made by counterparties. The pending adversary proceeding involving one or more of the Retail Services Debtors and their non-Debtor Wholesale Services affiliates is more fully described in Section IV.C.1., "Pending Litigation". It should be noted that the recoveries under this proceeding or proceedings subsequently brought against counterparties cannot be assured, and are subject to potential counterclaims and defenses of the counterparties some of which are listed in Section IV.C.1., "Pending Litigation".

      3. SETTLED LITIGATION


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
            Refer to Section IV.C.1., "Pending Litigation" for information relating to litigation that has been settled.

      4. OTHER SETTLEMENTS

            a. BROADBAND - GENERAL. The Debtors that are part of Broadband Services and their non-Debtor Broadband Services affiliates have also resolved disputes that have arisen in connection with business transactions in the Broadband industry including IRU agreements and collocation agreements, outstanding accounts receivable, and PRM. In the most significant of these settlements, EBS, Qwest, and related entities entered into a global settlement agreement that has been approved by the Bankruptcy Court. Prior to entering into the settlement, Qwest had placed approximately $150 million owed to EBS into an interest-bearing, segregated account. Under the terms of the settlement agreement, EBS received approximately $139 million and Qwest received approximately $11 million. As part of the settlement, EBS sold, transferred and/or assigned the assets and contracts necessary for Qwest to own and operate the Salt Lake City to New Orleans fiber optic route, as well as certain other telecommunications equipment.

            b. DYNEGY MERGER AGREEMENT, RELATED LITIGATION, AND SETTLEMENT. On November 9, 2001, ENE, Dynegy and related entities entered into the Merger Agreement. Concurrently therewith, Dynegy and CGNN entered into an option agreement under which Dynegy Holdings contracted with CGNN for an option to purchase from CGNN all of the outstanding membership interests in MCTJ, the indirect parent of NNG. Dynegy also acquired 100% of the preferred stock of NNG for $1.5 billion.

            On November 28, 2001, Dynegy gave ENE notice that Dynegy was terminating the Merger Agreement and, immediately thereafter, Dynegy Holdings gave notice to CGNN that Dynegy Holdings was exercising the option to purchase all of the outstanding membership interests of MCTJ. On the Initial Petition Date, ENE and certain of its affiliates filed a breach of contract action alleging that Dynegy and Dynegy Holdings breached the terms of the Merger Agreement and sought damages in excess of $10 billion. The closing of Dynegy Holdings' exercise of the option to purchase the interests of MCTJ included the payment of $23 million to CGNN and was effective February 1, 2002.

            On August 15, 2002, the parties executed a mutual release and deposited with an escrow agent an executed joint motion for dismissal with prejudice and an executed agreed order of dismissal with prejudice seeking the dismissal of ENE's pending suit against Dynegy with prejudice. Concurrently with the execution of the mutual release, Dynegy delivered (i) $62.9 million previously held in escrow in connection with working capital related to the sale of MCTJ; and (ii) cash in the amount of $25 million into escrow, $10 million of which was released to ENE in September 2002 in connection with the Bankruptcy Court's approval of the mutual release and the remainder of which was released in May 2003 in connection with the entry of the final judgment dismissing ENE's lawsuit against Dynegy.

            c. MITSUBISHI HEAVY INDUSTRIES. ENE received approval of a settlement agreement among ENE, certain of ENE's non-Debtor affiliates, MHI, and certain lenders, relating to disputes arising from certain purchase agreements for gas turbines and associated

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
components. The settlement agreement provided, among other things, that (i) certain lenders would pay $6 million to MHI, which would be applied against the remaining purchase price for certain units, (ii) the parties would acknowledge that certain purchase agreements were validly cancelled, (iii) MHI would deliver certain unit components to subsidiaries of BPDT, (iv) MHI would credit BPDT $14,000,312 as payment for the balance due on certain units, (v) MHI would retain certain payments and work in progress, (vi) certain ENE guarantees would be terminated, (vii) MHI would have a right to a certain sliding sales commission to the extent it assisted in the marketing of certain turbines owned by ENE affiliates, and (viii) all parties would grant limited mutual releases.

            d. STANDARD CHARTERED BANK. ENE received approval of a settlement agreement with SCB releasing and compromising certain claims held by ENE against SCB. Pursuant to the settlement, SCB will return $23,867,046 to ENE and retain $1,000,000 relating to certain previously drawn letters of credit and expenses, and retain $646,964 as cash collateral for two letters of credit that will continue to remain outstanding following the settlement. The settlement agreement resolves, without litigation, a preference action that ENE was preparing to commence against SCB to recover $25,514,000 that was deposited into a collateral account.

            e. REDEMPTION OF SERVICECO SHARES. ENE, EESSH, EESO, EPSC, and EBS received approval to (i) consummate the redemption of certain outstanding shares of ServiceCo held by EESSH, (ii) provide an indemnification and certain releases to certain other redeeming ServiceCo stockholders and ServiceCo directors, and
(iii) compromise and settle certain third-party litigation. Prior to the redemption transactions, ServiceCo was approximately 81.45% owned by EESSH. ServiceCo was formed in September 2001. Following the Initial Petition Date, litigation proceedings were commenced against ServiceCo by certain of its minority stockholders who contributed assets and/or cash in connection with the formation of ServiceCo, alleging that certain misrepresentations were made in connection with their original investment. ServiceCo's redemption of the capital stock held by these third-party investors settles these proceedings.

            In connection with the formation of ServiceCo, certain of ServiceCo's minority stockholders contributed the shares of FieldCentrix to ServiceCo in exchange for ServiceCo shares and, prior to the redemption transaction, FieldCentrix was 98% owned by ServiceCo. Through the redemption transaction, ServiceCo returned the majority of FieldCentrix to the original contributing ServiceCo stockholders in exchange for their ServiceCo shares, with ServiceCo retaining a 20% preferred stock interest in FieldCentrix. The shares of ServiceCo capital stock held by the other third-party investors in ServiceCo are being redeemed for cash.

            The approval provided, among other things, that any existing encumbrances that have been, could have been, or are in the future, asserted by PBGC, if any, are transferred and attach solely to (i) the purchase price paid by ServiceCo to EESSH for its redeemed ServiceCo shares and (ii) after their redemption by ServiceCo, to the redeemed shares of ServiceCo capital stock formerly held by its redeeming stockholders. In addition, ENE was authorized to provide a limited indemnification to the third-party redeeming ServiceCo stockholders for damages they may incur within the four-year period following the redemption transaction as a result of (i) ServiceCo or its subsidiaries being liable for taxes of ENE or its affiliates (other than ServiceCo and its subsidiaries) as a result of their having been included in ENE's consolidated tax group

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
and (ii) claims for liability asserted by PBGC against ServiceCo or its subsidiaries as a result of being jointly and/or severally liable for obligations of ENE or its affiliates (other than ServiceCo and its subsidiaries) due to their status as members of ENE's controlled group under ERISA. The ENE indemnity is subject to an aggregate cap of approximately $24 million. Refer to
Section III.F.40., "Nile" for further information.

            f. BRITISH ENERGY. The significant financial creditors of the British Energy Group, of which ECTEF is one, agreed on September 30, 2003 to a restructuring of certain of their claims against the British Energy Group. Consummation of the restructuring is subject to the satisfaction of a number of conditions, the most significant one of which is approval by the EU of the State Aid aspects of the restructuring. Upon consummation of the restructuring, in respect of its L72 million claim, ECTEF will be entitled to receive: (i) L20 million in principal amount of British Energy bonds, and (ii) between 6.63% and 6.8% of the equity of British Energy. Existing shareholders of British Energy will retain between 0% and 2.5% of the equity and may receive warrants to subscribe for an additional 5%. The warrants have a strike price based on an assumed L550 million enterprise value. The distributions to creditors of newly issued bonds and newly issued equity is not expected to occur prior to September 30, 2004. British Energy has agreed to pay interest on ECTEF's L72 million claim at 6% per annum until the earlier of consummation of the restructuring or termination of the standstill arrangements.

            On February 14, 2003, certain of the British Energy Group's creditors agreed to standstill on their claims against the British Energy Group and signed a non-binding term sheet outlining the proposed restructuring. On May 8, 2003, the Bankruptcy Court entered an order authorizing ECTRIC, in its capacity as managing member of ECTEF, to compromise ECTEF's claim and negotiate the terms of the restructuring substantially in accordance with the February 14, 2003 agreements.

            Barclays and ECTRIC entered into a settlement agreement as of December 11, 2003, regarding the division of their rights to the proceeds from the restructuring. Refer to III.F.10., "Cash VI" for additional information regarding the settlement agreement.

            g. RIO PIEDRAS. Over 500 suits were filed in federal or local court in Puerto Rico on behalf of nearly 1,500 different plaintiffs against ENE, San Juan Gas, and/or their carriers and affiliates, along with several third parties, for personal injury (including emotional distress), property damage, and business interruption related to the November 21, 1996 explosion in or around the Humberto Vidal Building in the Rio Piedras District of San Juan, Puerto Rico. The total alleged damages exceeded $3 billion. As of December 2001, approximately 750 separate plaintiffs had not settled or been dismissed. Many moved to lift the automatic stay. An agreed order was entered on April 11, 2002, modifying the automatic stay for the sole purpose of effecting settlements, subject to a cap of $50 million for settlements, fees, and expenses. All such claims were subsequently resolved by private settlement, global settlement or dismissal without settlement for approximately $36 million, all of which has been reimbursed by the Debtors' insurance carriers. Orders have been entered in both the federal and state courts in Puerto Rico dismissing all plaintiffs' claims with prejudice, although both courts have retained jurisdiction for administrative purposes. Settlement documents or forfeiture orders have been effected for all but ten plaintiffs.


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
            h. ANDERSEN WORLDWIDE. In March 2002, at the direction of the Bankruptcy Court and Judge Harmon of the United States District Court for the Southern District of Texas, the Debtors, the Creditors' Committee, and the plaintiffs in the Newby Action began mediation with representatives of Arthur Andersen and Andersen Worldwide Societe Cooperative, in an effort to reach a global settlement of claims against Arthur Andersen. Despite the best efforts of the parties, the mediation process did not succeed and was formally terminated on May 1, 2002. The Debtors and representatives of the Creditors' Committee continued to engage in settlement discussions with representatives of Arthur Andersen and the other Arthur Andersen-related entities and conducted due diligence concerning the nature and extent of potential claims and causes of action, if any, held by the Debtors' estates against foreign Arthur Andersen entities other than Arthur Andersen. The Debtors and the Creditors' Committee reached an agreement in principle with Andersen Worldwide (on behalf of itself and foreign Arthur Andersen entities) compromising and settling any claims the Debtors' estates may possess against such entities in exchange for a cash payment of $19.95 million. The parties signed a memorandum of understanding on or about August 30, 2002 setting forth the principle terms of the settlement reached with Andersen Worldwide, which was later memorialized in a formal settlement agreement. On July 11, 2003, the Bankruptcy Court entered an order approving the settlement agreement pursuant to Bankruptcy Rule 9019.

      5. ASSET SALES

      The Debtors, non-Debtor affiliates, and certain other related companies have completed a number of significant asset sales of non-core assets during the pendency of the Chapter 11 Cases, resulting in gross consideration to the Debtors' bankruptcy estates, non-Debtor affiliates, and certain other related companies aggregating approximately $3.6 billion.(39) These asset sales have been completed by numerous Debtors, non-Debtor affiliates, and other related companies, and

----------

(39) In addition to the completed asset sales described below, purchase agreements have been executed for a number of additional transactions including, but not limited to, the following:

      PGE. The Debtors have executed a purchase agreement related to the sale of PGE for a purchase price of $1.25 billion, subject to the adjustments as described in Section VIII.A.12., "Potential Sale of PGE". The PGE sale has not yet been approved by the Bankruptcy Court and is subject to an auction process. There can be no assurances as to the outcome of this process or Bankruptcy Court approval of the sale. Moreover, there can be no assurances that the conditions to closing, including, without limitation, regulatory approvals, in such purchase agreement will be satisfied and that the closing will occur.

      SITHE. The Debtors have executed a purchase agreement related to the sale of the Debtors' 40% limited partnership interest in, and subordinated debt of, Sithe for a cash purchase price of $225 million and the assumption by the purchaser of a $50 million letter of credit obligation. The Bankruptcy Court approved the transaction on November 20, 2003 and it is expected to close in the first quarter of 2004. There can be no assurances that the conditions to closing in such purchase agreement will be satisfied and that the closing will occur. If the sale does not close, then such interests in Sithe will be included in the Remaining Assets of the Reorganized Debtors.

      CPS. The Debtors have executed a purchase agreement related to the sale of CPS and St. Aurelie Timberlands Co. Ltd. for a purchase price of $205 million. The Bankruptcy Court approved the transaction on November 13, 2003 and it is expected to close in the first quarter of 2004. There can be no assurances that the conditions to closing in such purchase agreement will be satisfied and that the closing will occur. If the sale does not close, then CPS will be included in the Remaining Assets of the Reorganized Debtors.



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
the sale proceeds have, in certain instances, been used to repay indebtedness or other claims, and may be further subjected to a variety of claims from related and unrelated parties. In many instances, proceeds from these sales are segregated, or in escrow accounts, and the distribution of such proceeds will require either consent of the Creditors' Committee or an order of the Bankruptcy Court.

            The table below sets forth the principal asset sales between the Initial Petition Date and November 30, 2003.(40) The table sets forth the sales price approved by the Bankruptcy Court for each transaction, which prices, in certain instances, have been and may continue to be subject to adjustments for the payment of certain items, including without limitation, commissions, break-up fees, professional fees, taxes, liens, working capital adjustments, indemnification claims, and other closing costs and disbursements. Sales transactions where prices exceeded $100 million are described below the table. Refer to Section IV.B.1.a., "Safe-Harbor Agreements" for further information about sales by Wholesale Services and Retail Services of Safe-Harbor Agreements, dispositions of inventories, and related assets.

                              PRINCIPAL ASSET SALES

                                                                     Approx. Court-Approved
                                                                   Sales Price, if applicable
                                                                   --------------------------
                           Asset Sales                                  (in $ millions)
                           -----------
Trading Business (Natural Gas and Electric Power)                              TBD
Azurix-Wessex (Water Utility)                                                  777
EOG Resources Shares                                                           438
EOGIL                                                                          350
Arcos Project Company and GE 9F Turbine Power Island Equipment(1)              329
Enron Wind (US and European Turbine Manufacturing Business)(2)                 325

----------

(40) The Debtors intend to continue to seek Bankruptcy Court approval of proposed asset sales until the occurrence of the Effective Date.

                                                                     Approx. Court-Approved
                                                                   Sales Price, if applicable
                                                                   --------------------------
                           Asset Sales                                  (in $ millions)
                           -----------
EcoElectrica, L.P.(3)                                                          177
Enron Wind Development Corp. (160 MW Power Project)                            175
Mariner Energy (Falcon Corridor Offshore Assets)(4)                            122
Enron Center South (Office Building)                                           102
Asset Sales Below $100 million(5)                                              797
                                                                             -----
                                                                             3,592
                                                                             =====

(1) The proceeds have been set aside in two separate escrow accounts for the benefit of the sellers (one of which is an affiliate of Whitewing LP) pending allocation of the proceeds.

(2) The original Bankruptcy Court approved purchase price was reduced by $40 million at closing based on the adjustment mechanism within the purchase and sale agreement, and by an additional $75 million post-closing in accordance with the settlement agreement with purchaser as approved by the Bankruptcy Court on June 23, 2003. Refer to Section IV.B.5.f., "Enron Wind (US and European Turbine Manufacturing Business)" for further information.

(3) $48 million of the $177 million was paid directly to a General Electric entity at closing.

(4)   This sale did not require approval by the Bankruptcy Court.

(5) Excludes asset sales with Bankruptcy Court - approved sales prices or gross sales amounts under $1 million. Certain assets in this group were sold by non-Debtors and, therefore, may not have been subject to Bankruptcy Court approval. Includes collections on certain notes receivable. Receipt of proceeds on asset sales in this group may also be contingent upon the occurrence of certain events.

            a. TRADING BUSINESS (NATURAL GAS AND ELECTRIC POWER)

                  (i) SELLERS. ENE, ENA, ENW, and Enron Canada.

                  (ii) PURCHASERS. UBS and UBS Warburg Energy (Canada) Ltd.

                  (iii) ASSETS. The sellers sold certain assets, and licensed other assets (including an exclusive license to certain proprietary technology), relating to the sellers' North American gas and electric power trading business. The parties have also provided various transition services.

                  (iv) CONSIDERATION. Enron Canada received at closing approximately CAD $6.5 million in cash from the purchasers. The remaining consideration payable to the sellers is in the form of royalty payments. Under the terms of the transaction, the sellers are to receive 33% of the adjusted pre-tax profits generated by the business for a defined period. The allocation of such royalty interest among the various sellers has not yet been determined and is subject to approval of the Bankruptcy Court. Since the closing of the transaction, the business has not produced sufficient profits to generate any royalty payments. There can be no assurance that this sale will generate any royalty payments for the benefit of the sellers.

                  (v) INDEMNIFICATIONS/HOLDBACKS. Pursuant to a series of call options granted by the sellers to the purchasers, the purchasers have the option to buy out the royalty interest beginning on January 1, 2005. The purchasers' call options may be exercised in three

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
tranches, each representing a one-third reduction of the royalty interest. Only one call option may be exercised in any two consecutive six-month periods. Beginning on the seventh anniversary of the closing date until the date ten years and three months from the closing date, if the purchasers have not exercised and closed two call options (or upon the eighth anniversary of the closing date, if the purchasers have not exercised three options), the sellers shall have the right to require the purchasers to do any of the following, at the purchasers' sole choice: (1) sell the business; (2) terminate the agreement;
(3) provide a mechanism for securitizing the royalty stream; or (4) accelerate royalty payments into one lump sum.

            The sellers and the purchasers received various indemnities from each other with respect to certain potential losses. All indemnities of the respective indemnifying party were limited in the aggregate to a maximum of $100 million. The indemnitors' indemnity exposure occurs only if the aggregate amount of indemnifiable losses exceeds $5 million, at which point the indemnitees are entitled to indemnification for all such losses that in aggregate exceed $2.5 million. Payments of indemnity by the sellers will be made only through setoffs made against the payment of the royalty interest. Subject to a variety of exceptions, indemnity claims with respect to breaches of representations and warranties had to be submitted on or prior to February 8, 2003. No indemnity claims have been sent or received by the sellers.

                  (vi) APPROVAL AND CLOSING DATE. The Bankruptcy Court approved the transaction on January 22, 2002, and the sale closed on February 8, 2002.

            b. AZURIX-WESSEX (WATER UTILITY)

                  (i) SELLER. Azurix Europe, which is indirectly owned by Azurix. EBWH, a wholly owned non-Debtor subsidiary of ENE, owns 33-1/3% of the voting shares of Azurix. Atlantic owns the remaining 66-2/3% of the voting shares of Azurix. ENE holds a 50% voting interest in Atlantic, as well as 100% of the cumulative preferred stock issued by Azurix. The remaining 50% voting interest in Atlantic is held by Marlin. Refer to Section III.F.37., "Marlin" for further information regarding Marlin.

                  (ii) PURCHASER. YTL Utilities (UK) Limited.

                  (iii) ASSET. Wessex, the principal business of which was providing water supply and wastewater services in parts of southwestern England through Wessex Water Services Limited, a wholly owned subsidiary.

                  (iv) CONSIDERATION. The agreed sale price was approximately $777 million. As part of the transaction, Azurix Europe was required to repay a revolving credit facility and Azurix purchased substantially all of its remaining bonds. The remaining proceeds of approximately $6.2 million went to Azurix. The Bankruptcy Court approved the actions taken by the Enron-appointed directors in approving the sale of 100% of Azurix's interest in Wessex. There have been no post-closing purchase price adjustments.

                  (v) INDEMNIFICATIONS/HOLDBACKS. None.

                  (vi) APPROVAL AND CLOSING DATE. The Bankruptcy Court approved the transaction on May 6, 2002, and the sale closed on May 21, 2002.


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
            c. EOG RESOURCES SHARES. Refer to Section III.F.11., "Cerberus" for further information.

            d. ENRON OIL & GAS INDIA LTD. (PRODUCTION SHARING CONTRACTS)

                  (i) SELLER. EAH, an indirect subsidiary of ENE.

                  (ii) PURCHASER. BG Energy Holdings Limited.

                  (iii) ASSETS. Producing oil and gas assets consisting of production sharing contracts with the government of India for the Panna/Mukta and Tapti offshore blocks.

                  (iv) CONSIDERATION. The Bankruptcy Court-approved sales price was approximately $350 million, less amounts attributable to a working capital adjustment, services provided by Enron Global Exploration and Production, Inc. and EGEP Services, Inc., and any intercompany debt remaining at the time of closing.

                  (v) INDEMNIFICATIONS/HOLDBACKS. For twelve months following closing, EAH indemnified the purchaser against any preference or fraudulent conveyance claims related to the repayment by EOGIL of intercompany receivables for the twelve-month period preceding closing. This indemnity was for up to $74 million. EAH retained the rights to a contingent $12 million tax refund from the government of India relating to disputed allowances for foreign exchange losses. The assets were sold on an "as is, where is" basis. No indemnity claims were made by the purchaser.

                  (vi) APPROVAL AND CLOSING DATE. The Bankruptcy Court approved the transaction on February 13, 2002, and the sale closed on March 31, 2002.

            e. ARCOS PROJECT COMPANY AND GE 9F TURBINE POWER ISLAND EQUIPMENT

                  (i) SELLERS. SII Espana 2 B.V. and Woodlark, L.P. ENE is the sole shareholder of EPC and the sole member of Enron Europe. EPC and Enron Europe are the joint shareholders of ECT Europe. ECT Europe is the sole shareholder of SII Holdings B.V., which, in turn, is the sole shareholder of SII Espana 2 B.V., which was the sole shareholder of Arcos Project Company. Woodlark, L.P. is an indirect subsidiary of Whitewing LP. Refer to Section III.F.42., "Osprey/Whitewing" for further information regarding Osprey/Whitewing.

                  (ii) PURCHASER. Iberdrola.

                  (iii) ASSETS. SII Espana 2 B.V.'s rights, title, and interest in and to the issued share capital of the Arcos Project Company and Woodlark, L.P.'s rights to and interest in the three GE 9F turbine power island equipment assets relating to the Arcos de la Frontera power plant.

                  (iv) CONSIDERATION. The Bankruptcy Court-approved sales price was approximately $329 million. The sale proceeds are currently held in two separate escrow accounts for the benefit of the sellers (one of which is an affiliate of Whitewing LP) pending

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
further order of the court to determine, among other things, apportionment of the proceeds between the sellers.

                  (v) INDEMNIFICATIONS/HOLDBACKS. There were no post-closing purchase price adjustments, contingent payment obligations or indemnification obligations of the sellers. The assets were sold on an "as-is, where-is" basis.

                  (vi) APPROVAL AND CLOSING DATE. The Bankruptcy Court approved the transaction on April 9, 2002, and the sale closed on April 18, 2002.

            f. ENRON WIND (US AND EUROPEAN TURBINE MANUFACTURING BUSINESS)

                  (i) SELLERS. Enron Wind LLC; U.S. Asset Sellers: Enron Wind Energy Systems LLC, Enron Wind Systems, LLC, Enron Wind Constructors LLC, and Enron Wind Maintenance LLC. European Asset Sellers: Enron Wind Holding GmbH, Enron Wind Service GmbH, Enron Wind GmbH, Enron Wind de Espana SL, Tacke Energia Eolica S.L., Enron Wind Rotor Production B.V., Wind Holdings B.V., Enron Wind Overseas Development Ltd., Enron Wind Ireland Ltd., Enron Wind Denmark ApS, Vindkraftbolaget Utgrunden Aktiebolag, Enron Wind Sverige AB, Tacke Wind Energy India Private Ltd., and Enron Wind Nat Sverige AB. Other entities that transferred assets, but were not parties to the Purchase and Sale Agreement:
Enron Wind Development Corp., Zond Pacific, and ZWHC. All sellers are indirect wholly owned subsidiaries of Enron Wind LLC, which is a direct wholly owned subsidiary of EREC, which is an indirect wholly owned subsidiary of ENE.

                  (ii) PURCHASER. General Electric Company, acting through GEPS, its power systems business.

                  (iii) ASSETS. The assets of Wind's U.S. and European wind turbine manufacturing, operation and maintenance and construction businesses.

                  (iv) CONSIDERATION. The Bankruptcy Court-approved sales price was approximately $325 million. The sales price was reduced by approximately $40 million at closing based on the adjustment mechanism within the purchase and sale agreement, and by approximately $75 million (including interest) pursuant to an agreement (post-closing adjustment) among the purchaser and the sellers dated May 1, 2003. Thus, the final sales price was approximately $210 million. Wind retained the existing wind power projects, as well as some of the employees and equipment necessary to manage those projects. GEPS hired the majority of Wind's remaining employee base and continued to provide operations and maintenance services to the projects. On June 23, 2003, the Bankruptcy Court entered the Wind Reserve Fund Order, which approved a compromise and settlement with respect to certain outstanding issues relating to the sale. Pursuant to the Wind Reserve Fund Order, Wind will set aside $25 million in a fund, to which the Debtors shall subordinate, and to which ENE shall cause its non-Debtor affiliates to subordinate, any claims or right to distribution they may have against Wind to the allowed claims of third party creditors unaffiliated with ENE, with the effect that such fund shall be available exclusively for distribution to Wind Creditors unless or until such claims are paid in full.


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                  (v) INDEMNIFICATIONS/HOLDBACKS. There are no post-closing
indemnification obligations.

                  (vi) APPROVAL AND CLOSING DATE. The Bankruptcy Court approved the transaction on April 15, 2002, and the sale closed on May 10, 2002. The Bankruptcy Court approved the post-closing purchase price adjustment on June 23, 2003.

            g. ECOELECTRICA, L.P.

                  (i) SELLERS. LNG Power III, L.L.C.; Enron LNG Power (Atlantic) Ltd.; El Puerto Rico Operations, Inc.; and EDC, each indirect subsidiaries of ENE.

                  (ii) PURCHASERS. Gas Natural Electricidad SDG, S.A. and Invergas Puerto Rico, S.A., each direct subsidiaries of Gas Natural SDG, S.A.

                  (iii) ASSETS. ENE's indirect 47.5% interest in EcoElectrica, L.P., the Operations, Maintenance and Fuel Management Agreement, the LNG Tolling Services Agreement, and the Deferred Development and Reimbursement Payment Subordinate Note.

                  (iv) CONSIDERATION. The Bankruptcy Court-approved sales price was approximately $177 million plus any accrued interest on the Deferred Development and Reimbursement Payment Subordinate Note from December 31, 2002 through closing (approximately $2.0 million as of October 30, 2003). Purchaser will also assume ENE's obligations to GE Structured Finance, Inc., which holds approximately $133.7 million of preferred shares within ENE's ownership claim.

                  (v) INDEMNIFICATIONS/HOLDBACKS. No general indemnity for representations and warranties. Indemnification for tax liabilities at the Buenergia level and for ERISA liabilities related to ENE.

                  (vi) APPROVAL AND CLOSING DATE. The Bankruptcy Court approved the transaction on July 31, 2003, and the sale closed on October 30, 2003.

            h. ENRON WIND DEVELOPMENT CORP. (160MW POWER PROJECT)

                  (i) SELLERS. EWDC, a subsidiary of Wind, and certain subsidiaries of EWDC. Wind is an indirect subsidiary of SSLC.

                  (ii) PURCHASER. AEP.

                  (iii) ASSETS. Two wind power generation facilities located near Iraan, Texas.

                  (iv) CONSIDERATION. The Bankruptcy Court-approved sales price was approximately $175 million. The seller received $102 million at closing. Following receipt of payments resulting from initial holdbacks, net proceeds were approximately $131 million. Other purchase price deductions include repayment of project debt (including a $25 million loan payment to ENE as repayment of amounts loaned to EWDC in connection with completion of

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the facilities and as approved by the Bankruptcy Court in the December 28, 2001 sale order), amounts due to subcontractors, warranty deferrals, and curtailment deferrals. The seller could receive additional proceeds from the curtailment deferral, depending on the project performance.

                  (v) INDEMNIFICATIONS/HOLDBACKS. Each of the buyer and seller received mutual indemnities from each other relating to breaches of covenants and representations and warranties in connection with the sale. All indemnity obligations of EWDC and its subsidiaries were limited in the aggregate to a maximum of 100% of the purchase price. The sellers' indemnity exposure is applicable only to the aggregate amount of the buyer's losses in excess of $625,000. Indemnity claims must be submitted within sixty days of the expiration of the applicable survival period relating to the claim, which, for most claims, is twenty-four months following the closing. Under the terms of the sale agreement, up to $3.7 million will be paid to EWDC over a four-year period if grid curtailment of the facilities does not exceed 275,000 MWh during such period.

                  (vi) APPROVAL AND CLOSING DATE. The Bankruptcy Court approved the transaction on December 28, 2001, and the sale closed on December 29, 2001.

            i. MARINER ENERGY (FALCON CORRIDOR OFFSHORE ASSETS)

                  (i) SELLER. Mariner, a wholly owned subsidiary of Mariner Energy, LLC which is 95.7% owned by Joint Energy. Mariner, Mariner Energy, and Joint Energy are all non-Debtors.

                  (ii) PURCHASER. Pioneer Natural Resources USA, Inc.

                  (iii) ASSETS. 25% working interest in the Falcon Corridor, an area located in East Breaks Blocks 579 and 623 in the deepwater Gulf of Mexico that includes the Falcon and Harrier projects, plus associated leaseholds and prospects.

                  (iv) CONSIDERATION. The agreed sales price was approximately $122 million reduced by approximately $8.5 million in post-closing adjustments.

                  (v) INDEMNIFICATIONS/HOLDBACKS. Mariner retained a 4.25% overriding royalty interest in selected blocks within the current area of mutual interest in order to maintain exposure to the Big Hum prospect and, to a lesser extent, other prospects. Pioneer assumed Mariner's remaining commitments for use of certain equipment and services.

                  (vi) APPROVAL AND CLOSING DATE. Given Mariner's status as a non-Debtor, the sale did not require Bankruptcy Court approval. The sale closed on April 1, 2003.

            j. ENRON CENTER SOUTH (OFFICE BUILDING)

                  (i) SELLER. SSLC, a wholly owned, direct subsidiary of ENE. ENW and ENE were also parties to the sale.

                  (ii) PURCHASER. Intell Management and Investment Company.


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                  (iii) ASSETS. Enron Center South office building and related assets, parking garage, sky ring, Enron Child Care Center, and vacant city block.

                  (iv) CONSIDERATION. The Bankruptcy Court-approved sales price was $102 million.

                  (v) INDEMNIFICATIONS/HOLDBACKS. None.

                  (vi) APPROVAL AND CLOSING DATE. The Bankruptcy Court approved the transaction on October 10, 2002, and the sale closed on December 30, 2002.

C. LITIGATION AND GOVERNMENT INVESTIGATIONS

      1. PENDING LITIGATION

            Prepetition, ENE and its subsidiaries and affiliates were parties to the variety of litigation one might anticipate in the course of conducting their energy, communications, and related businesses. In the aftermath of ENE's third-quarter 2001 earnings announcement and subsequent events, numerous securities and ERISA complaints were filed against ENE, certain of its former officers and directors, and third parties alleged to have participated in ENE's demise. With the filing of these Chapter 11 Cases, additional litigation, including numerous adversary proceedings, has ensued related to the wind up of parts of the Debtors' businesses and alleged defaults resulting from the bankruptcy and other matters.

            This section is intended to disclose material pending litigation involving (i) the Debtors as parties and (ii) assets, structures, or non-Debtor affiliates, which litigation may have a material impact on the value of the Debtors' estates. For purposes of this disclosure, pending litigation is considered material if (i) $10 million or more is claimed or unspecified damages could total $10 million or more, or (ii) the claims, if proven, could impact the ownership or control of substantial assets or structures of the Debtors' estates. A summary of pending litigation that does not fall within these parameters is also included. Additional litigation involving CrossCountry, PGE, and Prisma is discussed in each company's respective section of this Disclosure Statement. Significant settled litigation, such as Enron Corp., et al. v. Dynegy, Inc. and Dynegy Holdings, Inc. (originally filed as Adv. No. 01-03626, U.S. Bankruptcy Court, Southern District of New York, Manhattan Division, and subsequently transferred to the United States District Court for the Southern District of Texas, Houston Division) is discussed elsewhere in this Disclosure Statement. Refer to Section IV.B.3., "Settled Litigation" for further information.

            The factual case descriptions below, which are based on Debtors' view of the proceedings and subject to further review, elaboration, or modification, are included for information purposes only, and others familiar with these proceedings may dispute all or part of these descriptions or assessments. As with all litigation, there is inherent risk and unpredictability, which makes it impossible to predict with any degree of accuracy the overall impact of the litigation referenced below on the value of the Debtors' estates. Certain cases involving wholesale and retail trading contracts have been referred to court-ordered mediation. Many of the cases referenced herein have not pleaded a specified amount of damages. Many others remain in the early stages of litigation and discovery; thus, it is difficult to predict the

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likelihood of liability or recovery. As such, the Debtors are unable to value such litigation at this time. Where appropriate, the Debtors are pursuing settlement strategies to reduce risk and litigation costs to their estates, and to the extent that any such settlements have been reached, they are noted below. Moreover, it should be noted that some of the adversary proceedings commenced against the Debtors may become either moot or barred by res judicata and the applicable provisions of the Bankruptcy Code upon confirmation of the Plan, to the extent that such litigation seeks to assert claims and causes of action that are property of the Debtors' estates, including, but not limited to, alter ego, piercing the corporate veil or constructive trust, which claims are resolved by the global compromises embodied in the Plan. Although this is the Debtors' contention, certain Creditors have contested the position that such claims and causes of action are property of the estates that can be compromised by the Debtors under the Bankruptcy Code. To the extent that a court determines by a Final Order that any such claims and causes of action, whether or not contained in a pending adversary proceeding, are not property of the Debtors' estates, the global compromise embodied in the Plan will not include a release of such claims and causes of action. Refer to Section I.B., "Chapter 11 Plan" and Section VI., "Summary of Debtors' Chapter 11 Plan" for further information.

            a. SECURITIES, ERISA, AND RELATED LITIGATION. Since October 16, 2001, hundreds of class action and individual lawsuits against ENE and certain current and former officers and directors have been filed across the country in both state and federal courts involving allegations that the defendants made a series of material misrepresentations to the market and/or to the Enron Companies' current and former employees who participated in the Enron Companies' benefit plans during certain class periods, thereby artificially inflating the price of ENE common and/or preferred stock, as well as the value of the employees' benefit plans. Pursuant to a standing transfer and coordination order in MDL # 1446, In re Enron Corporation Securities, Derivative and "ERISA" Litigation, much of the litigation against ENE has been transferred to the United States District Court for the Southern District of Texas, the Honorable Melinda Harmon presiding, and consolidated into either the Newby Action, which is a securities class action, or the Tittle Action, which is an ERISA-related class action. Refer to Appendix E: "Cases Consolidated Into Newby Action" and Appendix F: "Cases Consolidated Into Tittle Action" for further information about the constituent cases that have been consolidated into the Newby Action and the Tittle Action, respectively. Given the significance of the allegations involved in the Newby and Tittle Actions, as well as the magnitude of potential damages that could be awarded plaintiffs in these two consolidated actions, it is possible that the combination of defense costs and other expenditures could exceed the limits of the Debtors' insurance coverage. Actual liabilities cannot be predicted at this time; however, to the extent that claims are asserted against the Debtors, the Debtors assert that, in accordance with the priority scheme under the Bankruptcy Code, any such claims would be subordinate to General Unsecured Claims.

            Both the securities and ERISA litigation, as well as other, related litigation discussed below, include claims that involve Broadband Services, transactions with certain related-party entities, and ENE's accounting for various transactions. The plaintiffs in each action generally seek to recover compensatory damages, expert fees, attorneys' fees, costs of court, and pre- and post-judgment interest.


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
                  (i) NEWBY V. ENRON CORP., ET AL. (NO. H-01-3624, UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF TEXAS, HOUSTON DIVISION). Refer to Appendix E: "Cases Consolidated Into Newby Action" for a listing of constituent cases. Plaintiffs are a putative class of investors who allegedly purchased ENE publicly traded equity and debt securities between October 19, 1998 and November 27, 2001. Plaintiffs' claims arise under sections 10(b), 20(a) and 20A of the Exchange Act, and sections 11 and 15 of the Securities Act. A claim for violations of the Texas Security Act, Article 581-33, is alleged by plaintiff Washington State Investment Board against certain individuals and banks. The majority of the allegations charge defendants with (i) false and misleading statements of material fact made to the marketplace concerning the strength and prospects of the Enron Companies' business and finances; (ii) false and misleading statements in publicly filed documents, such as registration statements and prospectus; (iii) insider trading; (iv) participation in schemes and artifices to defraud, namely partnerships and SPEs; and (v) control person liability.

            Although the Newby plaintiffs moved to modify the automatic stay and add ENE as a defendant in the lawsuit, ENE successfully opposed the motion. At this time, ENE is not a party to the action, although document discovery involving ENE is proceeding in the consolidated Newby Action. Trial is set for October 17, 2005, according to the court's July 11, 2003 Scheduling Order.

            In addition, most of the named defendants in the proceeding filed motions to dismiss, and Judge Harmon has issued decisions granting, in whole or in part, several of the motions. For example, on January 28, 2003, Judge Harmon granted motions to dismiss claims against certain individual Arthur Andersen defendants, and on April 23, 2003, the court granted motions to dismiss filed by defendants James Derrick and Joseph Hirko. However, Hirko was added as a defendant again in the first amended consolidated complaint, filed on May 14, 2003. Hirko's motion to dismiss this complaint is currently pending. With the exception of the Kirkland & Ellis law firm, none of the institutional defendants has been dismissed from the case.

            On May 28, 2003, Judge Harmon and United States Bankruptcy Judge Arthur Gonzalez issued a joint order in the Newby and Tittle Actions, as well as the Chapter 11 Cases, referring certain litigants to a mandatory mediation process. The parties ordered to the mediation process include ENE and its affiliated Debtors (including representatives of the Creditors' Committee), defendant financial institutions including JPMCB, Citigroup, Inc., and its subsidiary Salomon Smith Barney, Inc., CSFB, Canadian Imperial Bank of Commerce, BoA, Merrill Lynch & Co., Barclays, Lehman Brothers Holding, Inc., UBS Paine Webber, Inc. and UBS Warburg, LLC, Deutsche Bank AG, and Goldman Sachs, and lead plaintiffs in the cases comprising the Newby Action and the Tittle Action, although it is unclear whether or not the Tittle plaintiffs will continue to participate in the mediation because the participating financial institutions named in the Tittle Action have been dismissed. Senior U.S. District Court Judge William C. Conner is the appointed Mediator.

            On December 2, 2003, Newby amended its complaint to add Toronto-Dominion Bank and Royal Bank of Scotland as defendants.

                  (ii) PAMELA M. TITTLE V. ENRON CORP., ET AL. (NO. 01-3913, UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF TEXAS, HOUSTON DIVISION). Refer to

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Appendix F: "Cases Consolidated Into Tittle Action", for a listing of constituent cases, including an action filed by the U.S. Department of Labor, which the court consolidated sua sponte. Plaintiffs brought this ERISA-based action on behalf of a putative class of an estimated 24,000 current and former employees of the Enron Companies who were participants in three employee benefit plans: the ENE Savings Plan, the ESOP, and the Cash Balance Plan, or who received ENE stock as compensation, between January 20, 1998 and December 2, 2001. Plaintiffs allege that assets in the Employee Plans are now worthless as a direct result of unlawful conduct of the defendants. The complaint raises federal claims under RICO and ERISA, and claims of conspiracy and negligence under Texas law. The bulk of the allegations charge that the defendants (i) knowingly misled members of the ENE Savings Plan and the ESOP into purchasing overvalued ENE stock, and allowed matching contributions of the overvalued stock to be put in such plans; (ii) knew of the Enron Companies' precarious financial position, yet allowed lockdowns of Enron Companies' employee retirement plans, causing hundreds of millions of dollars in losses; (iii) failed to adequately diversify the ENE Savings Plan assets; (iv) used overvalued ENE stock to pay employee bonuses and pension benefits; (v) failed to properly perform auditing services; and (vi) conspired to conceal the Enron Companies' true financial condition, thereby luring Enron Companies employees into accepting worthless stock.

            On September 30, 2003, Judge Harmon denied ENE's motion to dismiss the ERISA claims. Dismissed entirely from the Tittle Action were the financial institutions, including Merrill Lynch & Co., Citigroup, Inc. and Salomon Smith Barney, Inc., CSFB, and JPMCB, as well as Vinson & Elkins, Rick Causey, Jeff Skilling, and most of the other individual defendants. All of the RICO claims, as well as the Texas common law conspiracy claim, were dismissed.

            The Tittle plaintiffs may file an amended complaint by early January 2004, and responsive pleadings will be due 60 days thereafter. Depositions are scheduled to begin in January 2004, and trial remains set for October 17, 2005.

            Although the Tittle plaintiffs were ordered to participate, and have participated, in the mediation described above in the Newby summary, it is unclear whether the Tittle plaintiffs will continue to participate in the mediation because the financial institutions have been dismissed from the Tittle case.

                  (iii) THE OFFICIAL COMMITTEE OF UNSECURED CREDITORS OF ENRON CORP. ET AL. V. FASTOW ET AL. (NO. 02-10-06531-CV, 9TH JUDICIAL DISTRICT COURT, MONTGOMERY COUNTY, TEXAS; REMOVED TO U.S. DISTRICT COURT, SOUTHERN DISTRICT OF TEXAS, HOUSTON DIVISION, NO. 02-3939). On October 16, 2002, the Creditors' Committee filed this action for the benefit of the ENE estate, as authorized by the Bankruptcy Court, against Andrew S. Fastow, Ben Glisan, Jr., Richard B. Buy, Richard A. Causey, Jeffrey K. Skilling, Kenneth L. Lay, Kristina M. Morduant, Kathy Lynn, and Anne Yaeger Patel - all of whom are former officers or employees of ENE - alleging that the defendants engaged in a series of transactions between ENE and various SPEs to develop new sources of financing using deals that would not be reflected on ENE's books, but that would enrich the defendants personally at ENE's expense. The Montgomery County Litigation was removed from Texas State District Court in Montgomery County to the United States District Court for the Southern District of Texas, Houston Division. On November 12, 2002, defendant Lay filed a notice to have the suit

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consolidated with the Newby Action. On October 10, 2003, the federal court granted the Creditors' Committee's motion to remand the case back to Montgomery County. On December 1, 2003, the Bankruptcy Court entered an order allowing the Creditors' Committee to amend its complaint to add Vinson & Elkins, Andrews & Kurth, Arthur Andersen, LLP, James V. Derrick, Jeffrey McMahon and Carl Fastow, as Administrator of the Fastow Family Foundation, as defendants. In addition, the Creditors' Committee was allowed to bring the state law claims of malpractice, negligence, breach of fiduciary duty, aiding and abetting breach of fiduciary duty, breach of contract, fraud, civil conspiracy, gross negligence, money had and received, an accounting, constructive trust, breach of the duty of care and claims for exemplary damages against the newly added defendants.

                  (iv) ROSENZWEIG ET AL. V. AZURIX CORP., ET AL. INCLUDING ENRON CORP. (NO. 00-CV-3493, U.S. DISTRICT COURT, SOUTHERN DISTRICT OF TEXAS, HOUSTON DIVISION; 02-20804, U.S. COURT OF APPEALS, FIFTH CIRCUIT). Investors in Azurix securities seek damages of approximately $20 million and allege inadequacy of Azurix disclosures in its initial public offering prospectus and subsequent SEC filings. In March 2002, the district court dismissed all of Rosenzweig's claims against Azurix and the individual defendants with prejudice; however, Rosenzweig's claims against ENE were dismissed without prejudice because of ENE's pending bankruptcy. Rosenzweig filed an appeal with the Fifth Circuit in July 2002, and in July 2003, the Fifth Circuit affirmed the district court's decision.

            b. CERTAIN PENDING AVOIDANCE ACTIONS

            Refer to Section IV.E., "Avoidance Actions" and Appendix S:
"Additional Pending Avoidance Actions" for further information.

            In conjunction with the filing of the currently pending avoidance actions, the Debtors have made a good faith determination that the respective plaintiff-Debtors to such actions were insolvent at the relevant times. Further, the Debtors have sought to recover certain damages, however, it is impossible to predict with any degree of certainty the likelihood of recovery. Many of the avoidance actions are in the early stages of litigation and discovery, therefore, actual recoveries may vary from the amounts indicated below. Accordingly, the Debtors are unable to value such litigation at this time.

                  (i) ENRON CORP. AND ENRON NORTH AMERICA CORP. V. CITIGROUP, INC, ET AL. (ADV. NO. 03-09266, U.S. BANKRUPTCY COURT, SOUTHERN DISTRICT OF NEW YORK, MANHATTAN DIVISION). On September 24, 2003, ENE and ENA filed suit against Citigroup, Inc., JPMorgan Chase & Co., Canadian Imperial Bank of Commerce, Barclays, Merrill Lynch & Co., Inc. and Deutsche Bank AG and certain of their subsidiaries and affiliates alleging that they knowingly participated with a small group of former senior officers and managers of ENE in a scheme to manipulate and misstate ENE's financial condition from 1997 to 2001. The MegaClaim Litigation seeks, among other relief, to recover certain payments received from ENE as preferential and/or fraudulent transfers, to equitably subordinate the banks' claims against the Debtors' estates, and to recover damages. On December 1, 2003, the ENE entities amended their complaint to add ENGMC, EBS, EESI and EDF as plaintiffs and to add Credit Suisse First Boston, Toronto Dominion Bank, Royal Bank of Scotland and Royal Bank of Canada and certain of their affiliates as defendants. The ENE entities have also added the common law claims of

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aiding and abetting breach of fiduciary duty and aiding and abetting fraud against all the bank defendants. In addition, the ENE entities now seek to avoid and recover the challenged transaction guarantees. Refer to Section IV.A.4.b., "ENE Examiner" for further information regarding the findings of the ENE Examiner relating to certain issues that are the subject of this litigation.

                  (ii) ENRON CORP., ET AL. V. WHITEWING ASSOCIATES, L.P., ET AL. (ADV. NO. 03-02116, U.S. BANKRUPTCY COURT, SOUTHERN DISTRICT OF NEW YORK, MANHATTAN DIVISION). In February 2003, the Creditors' Committee filed a motion pursuant to section 1109(b) of the Bankruptcy Code for authority to commence an action on behalf of ENE against Whitewing LP, an affiliate of ENE, and other entities in the Whitewing structure, and Osprey, under three theories: (a) substantive consolidation of all the Whitewing entities; (b) recharacterization of certain sales transactions to financings, on the ground that true sales were not involved; and (c) recovery of preferential payments to Whitewing entities. Also in February 2003, ENE commenced an avoidance action pursuant to section 547(b) of the Bankruptcy Code against Whitewing LP, Osprey, two representative investors in Osprey Notes and Certificates, and the two indenture trustees for the Osprey Notes and Certificates. The adversary complaint sought to recover approximately $957 million plus interest in preferential payments made to Whitewing LP within one year of the Initial Petition Date. In March 2003, the Creditors' Committee filed another motion seeking to intervene in the ENE preference action and, alternatively, to consolidate the substantive consolidation and recharacterization claims with ENE's preference claim. Upon ENE's objections, on April 1, 2003, the Bankruptcy Court denied the Creditors' Committee's motion for authority to sue, and granted only the motion to intervene in ENE's preference action subject to the terms of section 1109(b) of the Bankruptcy Code.

            On December 1, 2003, ENE filed with the Bankruptcy Court a first amended complaint against certain Whitewing entities, Osprey Note Holders and nominally the Indenture Trustee for Note Holders under the Osprey Trust, bringing the actions described in (a) and (b) referred to above and increasing the amount of preference claims to approximately $1.43 billion. ENE is actively engaged in settlement negotiations with the Osprey Note Holders.

            Additionally, on February 5, 2003, the Creditors' Committee filed a motion pursuant to sections 105 and 363 of the Bankruptcy Code authorizing and approving the waiver of two types of contractual restrictions that purport to limit the sale of assets of certain non-Debtor affiliates within the Whitewing structure. As of November 3, 2003, the Bankruptcy Court had not ruled on the Creditors' Committee motion seeking the waiver of certain restrictions with respect to the sale of assets of certain non-Debtor affiliates.

                  (iii) ENRON CORP. V. BANK OF AMERICA, N.A. (ADV. NO. 02-03436, U.S. BANKRUPTCY COURT, SOUTHERN DISTRICT OF NEW YORK, MANHATTAN DIVISION). In this action, filed on October 29, 2002, the Debtors seek to avoid and recover on several grounds, including as preferential transfers and improper setoffs, more than $123 million that BoA seized from an ENE bank account during the three business days immediately prior to the Initial Petition Date. The genesis of the complaint was a master letter of credit and reimbursement agreement that ENE had entered into with BoA, pursuant to which BoA had issued various letters of credit for or on behalf of various Debtors. Approximately $80 million of the funds

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seized by BoA were purportedly deposited by it into a "cash collateral" account to reimburse itself for future draws under letters of credit where ENE had a reimbursement obligation. BoA contends that it applied the balance of $43 million in seized funds to offset amounts that it alleged were owed by ENE for obligations it had guaranteed under two swap agreements between BoA and ENE affiliates. BoA denied the allegations in the complaint and asserted a single counterclaim seeking to terminate the automatic stay to allow it to apply, as an offset, the $80 million that it had previously transferred to the "cash collateral" account. The parties stipulated that the automatic stay would not terminate under section 362(e) until the matter was fully resolved; the Debtors answered the counterclaim. On May 9, 2003, JPMCB filed a motion to intervene, which was subsequently withdrawn by stipulation among ENE, BoA and JPMCB.

            The Debtors believe that the preference cause of action under section 547(b) of the Bankruptcy Code and the improper setoff cause of action under section 553(b) are predicated upon simple and undisputed facts. Accordingly, the Debtors filed a motion for summary judgment on these two causes of action. On June 16, 2003 BoA filed a response to ENE's summary judgment motion, and a cross-motion for summary judgment on the remaining causes of action in the complaint. ENE and BoA filed reply and sur-reply briefs, respectively. ENE intends to go forward at this time with summary judgment only on the preference cause of action for approximately $80 million. The hearing on ENE's motion was held on July 31, 2003, and the Bankruptcy Court took the matter under advisement. On December 8, 2003, the court entered a stipulation and order withdrawing ENE's motion for summary judgment on its claims and on BoA's counterclaim and BoA's partial motion for summary judgment. On December 24, 2003, the court entered a stipulation and order reinstating ENE's motion for summary judgment on its claims and on BoA's counterclaim and also reinstating BoA's cross-motion for partial summary judgment.

                  (iv) ENRON CORP. V. MASS MUTUAL LIFE INS. CO. ET AL. (ADV. NO. 03-092682, U.S. BANKRUPTCY COURT, SOUTHERN DISTRICT OF NEW YORK, MANHATTAN DIVISION). On November 6, 2003, ENE filed suit against Mass Mutual Life Ins. Co. and certain of its affiliates, J.P. Morgan Securities, Inc., Goldman Sachs & Co., David L. Babson & Co., Bank One Ohio Trust Co., N.A., Investors Bank & Trust and MTB Investment Advisors, Inc. which were either initial transferees of early redemptions of ENE commercial paper that were prepaid between October 26, 2001 and November 6, 2001, prior to the stated maturity dates of the commercial paper, or were entities for whose benefit the prepayments were made, or were immediate or mediate transferees of the prepayments. The suit alleges that the commercial paper holders urged ENE to immediately prepay the commercial paper prior to maturity at its approximate accrued par value or the price originally paid for the ENE commercial paper plus accrued interest which was significantly higher than the market value for such commercial paper and in violation of the terms of the sale of the commercial paper notes. The suit seeks, among other relief, to recover approximately $84.6 million in prepayments received from ENE as preferential or fraudulent transfers plus interest. On December 1, 2003, the Debtors filed an amended complaint that added additional defendants and increased the amount sought to approximately $233.7 million.

                  (v) ENRON CORP. V. J.P. MORGAN SECURITIES, INC., ET AL. (ADV. NO. 03-092677, U.S. BANKRUPTCY COURT, SOUTHERN DISTRICT OF NEW YORK, MANHATTAN DIVISION). On November 6, 2003, ENE filed suit against J.P. Morgan Securities, Inc., Goldman

Sachs & Co., Lehman Commercial Paper, Inc. and other commercial paper holders and certain of their subsidiaries and affiliates which were either initial transferees of early redemptions of ENE commercial paper that were prepaid between October 26, 2001 and November 6, 2001, prior to the stated maturity dates of the commercial paper, or were entities for whose benefit the prepayments were made, or were immediate or mediate transferees of the prepayments. On December 1, 2003, ENE filed an amended complaint that, among other things, added additional defendants. The suit alleges that the commercial paper holders urged ENE to immediately prepay the commercial paper prior to maturity at its approximate accrued par value or the price originally paid for the ENE commercial paper plus accrued interest which was significantly higher than the market value for such commercial paper and in violation of the terms of the sale of the commercial paper notes. As amended, the suit seeks, among other relief, to recover approximately $892 million in prepayments received from ENE as preferential or fraudulent transfers plus interest.

                  (vi) THE OFFICIAL COMMITTEE OF UNSECURED CREDITORS OF ENRON CORP. ET AL. V. ARTHUR ANDERSEN L.L.P. (ADV. NO. 02-03119, U.S. BANKRUPTCY COURT, SOUTHERN DISTRICT OF NEW YORK, MANHATTAN DIVISION). The Creditors' Committee and ENE (as co-plaintiffs) commenced an adversary proceeding on September 20, 2002 against Arthur Andersen seeking to avoid and recover, as preferential transfers and/or fraudulent conveyances, almost $10 million in payments made during the 90 days immediately prior to the Initial Petition Date. Of that amount, ENE paid Arthur Andersen approximately $9.4 million by wire transfer on or about November 29, 2001. Arthur Andersen answered the complaint and simultaneously moved to withdraw the reference of the adversary proceeding, alleging that it was entitled to a jury trial because it had not filed any proofs of claim in the Chapter 11 Cases and was not, therefore, a creditor subject to the equitable jurisdiction of the Bankruptcy Court. Arthur Andersen indicated that it would not consent to a jury trial in the Bankruptcy Court, as permitted by 28 U.S.C. Section 157(e). The Debtors opposed the motion, which the district court denied as premature.

            The Debtors subsequently filed a motion in the Bankruptcy Court seeking a ruling that the adversary proceeding was a "core" proceeding within the meaning of 28 U.S.C. Section 157(b). Although it initially opposed the motion, after negotiations with the Debtors, Arthur Andersen signed a stipulation acknowledging that the adversary proceeding is core. The Debtors and Arthur Andersen also agreed that any factual issues would be tried in the district court. This enabled the Bankruptcy Court to retain control over most of the pretrial issues that might arise. Discovery is proceeding in this action.

                  (vii) THE OFFICIAL COMMITTEE OF UNSECURED CREDITORS OF ENRON CORP. ET AL. V. KENNETH L. LAY AND LINDA P. LAY (ADV. NO. 03-02075, U.S. BANKRUPTCY COURT, SOUTHERN DISTRICT OF NEW YORK, MANHATTAN DIVISION). The Creditors' Committee commenced an adversary proceeding on January 31, 2003 alleging that between May 3, 1999 and November 27, 2001, Mr. Lay used shares of ENE common stock to repay over $94 million in cash loans he received from ENE pursuant to a revolving loan agreement. The Creditors' Committee seeks recovery of over $74 million of these repayments that occurred within one year of the bankruptcy filing on the grounds that the tendering of ENE's own stock to repay loans taken in cash was not a fair exchange for ENE and that these repayments were fraudulent transfers subject to avoidance under the Bankruptcy Code. In addition, the Creditors' Committee seeks to recover approximately $10 million representing sums received by the Lays from ENE in September 2001 when the Lays temporarily assigned their interest in two annuity contracts to ENE in exchange for the cash. On June 23, 2003, the United States District Court for the Southern District of New York denied the Lays' motion to withdraw the reference of the adversary proceeding. Thus, the Bankruptcy Court will retain jurisdiction over all pretrial issues. The parties have agreed to a briefing schedule regarding the Lays' response to the amended complaint filed by the Creditors' Committee. On July 16, 2003, the Lays filed a motion to dismiss the amended complaint. The Creditors' Committee objected to the Lays' motion on August 11, 2003. The motion is pending before the Bankruptcy Court. On November 7, 2003, the Bankruptcy Court entered a stipulation and order extending the time for the Creditors' Committee to bring actions against the Lays on behalf of the Debtors' estates until March 31, 2004. The Lays have waived any statute of limitations defenses as to such actions.

                  (viii) ENRON CORP. V. INTERNATIONAL FINANCE CORP., ET AL. (ADV. NO. 03-93370, U.S. BANKRUPTCY COURT, SOUTHERN DISTRICT OF NEW YORK, MANHATTAN DIVISION). ENE has filed suit against International Finance Corp and others to recover as fraudulent transfers approximately $98.9 million in payments made to the holders of notes issued by the ENA CLO I Trust, where the value of certain assets that supported repayment of the notes was less than the amounts paid to the note holders.

                  (ix) ENRON CORP. V. CREDIT SUISSE FIRST BOSTON INTERNATIONAL AND CREDIT SUISSE FIRST BOSTON L.L.C., F/K/A CREDIT SUISSE FIRST BOSTON CORP. (ADV. NO. 03-93371, U.S. BANKRUPTCY COURT, SOUTHERN DISTRICT OF NEW YORK, MANHATTAN DIVISION). ENE filed suit against CSFB seeking to recover, as preferential and fraudulent transfers, in excess of $230 million in payments ENE made to CSFB or for the benefit of CSFB to purchase ENE common stock or in respect of ENE common stock held by CSFB in a series of transactions referred to as equity forwards or equity swaps in 2001.

                  (x) ENRON CORP. V. UBS AG & UBS SECURITIES LLC, F/K/A UBS WARBURG LLC (A/K/A UBS WARBURG) (ADV. NO. 03-93373, U.S. BANKRUPTCY COURT, SOUTHERN DISTRICT OF NEW YORK, MANHATTAN DIVISION). ENE has filed suit to recover, as preferential and fraudulent transfers, in excess of $418 million in payments ENE made to UBS or for the benefit of UBS to purchase ENE common stock or in respect of ENE common stock held by UBS in a series of transactions referred to as equity forwards or equity swaps in 2001.

                  (xi) ENRON CORP. V. LEHMAN BROTHERS FINANCE S.A., LEHMAN BROTHERS INC., LEHMAN BROTHERS HOLDINGS INC. AND LEHMAN COMMERCIAL PAPER INC. (ADV. NO. 03-93383, U.S. BANKRUPTCY COURT, SOUTHERN DISTRICT OF NEW YORK, MANHATTAN DIVISION). ENE has field suit against LB seeking to recover, as preferential and fraudulent transfers, in excess of $235 million in payments ENE made to LB or for the benefit of LB to purchase ENE common stock or in respect of ENE common stock held by LB in a series of transactions referred to as equity forwards or equity swaps in 2001.

                  (xii) ENRON CORP., ENRON NORTH AMERICA CORP. & EES SERVICE HOLDINGS, INC. V. CREDIT SUISSE FIRST BOSTON LLC ET AL. (ADV. NO. 03-93596, U.S. BANKRUPTCY COURT, SOUTHERN DISTRICT OF NEW YORK, MANHATTAN DIVISION). ENE, ENA and EESSH have filed suit against CSFB LLC and several of its affiliates, DLJ Capital Funding, Inc.,

Sphinx Trust, Pyramid I Asset L.L.C. and Wilmington Trust, solely in its capacity as the owner trustee of the Sphinx Trust, in connection with a transaction the ENE entities entered into with the defendants referred to as the "Nile Transaction." Although the parties characterized the transaction as a sale of approximately 24 million shares of ServiceCo Holdings, Inc. stock by EESSH to Pyramid I, the transaction was substantively a $25 million loan from CSFB and DLJ to EESSH for the benefit of ENE. Despite the characterization of the transaction as a sale, CSFB and DLJ had all the attributes of lenders and consistently acted as such, while at the same time ENE bore the risks and benefits associated with ownership of the ServiceCo stock. In this adversary proceeding, in addition to seeking turnover of the ServiceCo stock, its proceeds or its value, the ENE entities seek a declaration characterizing the "Nile Transaction" as a loan rather than a sale.

                  (xiii) ENRON CORP. AND ENRON NORTH AMERICA CORP. V. BARCLAYS BANK PLC & COLONNADE LIMITED (ADV. NO. 03-93597, U.S. BANKRUPTCY COURT, SOUTHERN DISTRICT OF NEW YORK, MANHATTAN DIVISION). ENE and ENA have filed suit against Barclays and Colonnade seeking declaratory relief and turnover in connection with a transaction entered into by the parties concerning sulfur dioxide emission credits. Although the parties characterized the transaction as a sale substantively, the transaction was a loan to ENE and/or ENA purporting to be secured in whole or in part by certain cash collateral and the emission credits. Barclays formed Colonnade and directly or indirectly entered into a series of sophisticated financial transactions including so-called put and option calls, commodity swaps and guaranties among the parties and other ENE entities for the purpose of consummating the transaction. The transaction substantively resulted in a loan of approximately $167.6 million from Barclays to ENE and/or ENA. In this adversary proceeding, in addition to seeking turnover of the emission creditors or their value, the ENE entities seek a declaration characterizing the transaction as a loan rather than a sale.

                  (xiv) ENRON CORP., ENRON NORTH AMERICA CORP., INTEGRATED PROCESS TECHNOLOGIES, L.L.C., NATIONAL ENERGY PRODUCTION CORP. & NEPCO POWER PROCUREMENT CO. V. GE CAPITAL CORP. (ADV. NO. 03-93382, U.S. BANKRUPTCY COURT, SOUTHERN DISTRICT OF NEW YORK, MANHATTAN DIVISION). The ENE entities have filed suit against GE Capital to recover, as preferential and fraudulent transfers, approximately $78.1 million in payments made to GE on or within ninety days of the Initial Petition Date.

                  (xv) ENRON CORP. & ENRON NORTH AMERICA CORP. V. BEAR STEARNS INTERNATIONAL, LTD. & BEAR STEARNS SECURITIES CORP. (ADV. NO. 03-93388, U.S. BANKRUPTCY COURT, SOUTHERN DISTRICT OF NEW YORK, MANHATTAN DIVISION). The ENE entities have filed suit against Bear Stearns to recover, as preferential and fraudulent transfers, approximately $25.9 million in payments made to BS on or within one year of the Initial Petition Date pursuant to the terms of a equity forward transaction between the parties under which ENE received 323,000 shares of ENE common stock which had no value to ENE.

                  (xvi) ENRON CORP., ENRON NORTH AMERICA CORP., ENRON TRANSPORTATION SERVICES CO. & OFFICIAL COMMITTEE OF UNSECURED CREDITORS COMMITTEE OF ENRON CORP. V. CITIGROUP, INC., CITIBANK, N.A., CITICORP NORTH AMERICA, INC. & CITICORP USA, INC. (ADV. NO. 03-93611, U.S. BANKRUPTCY COURT, SOUTHERN DISTRICT OF NEW YORK, MANHATTAN DIVISION). Prior to ENE's bankruptcy, financial institutions including Citibank made loans to ENE that were disguised as prepay commodity contracts and swaps. The ENE entities have filed suit against the Citicorp entities to recover, as preferential and fraudulent transfers, approximately $254.6 million in payments the ENE entities made to Citigroup as part of the "prepay takeout transaction," a transaction that was consummated to terminate the prepay transaction with Citibank. The transaction with Citibank arose from a complex $1 billion loan extended by Citigroup and JP Morgan Chase to two wholly owned pipeline subsidiaries of Enron Corp., Transwestern Pipeline and Northern Natural Gas, consummated in November 2001. The transactions involved, among other things, a novation or conversion of ENA's $250 million unsecured obligation to a $250 million Secured Obligation to Citigroup. It appears that the net result of the transaction was that the value of Enron's equity interests in its solvent wholly owned subsidiaries were diminished in the aggregate sum of $1 billion in connection with the satisfaction of the $250 million unsecured obligation of ENA and/or conversion of said obligation into an obligation secured by the assets of the wholly owned subsidiaries.

                  (xvii) ENRON CORP., ENRON ENGINEERING & CONSTRUCTION CO. & LINGTEC CONSTRUCTORS L.P. V. KRAEVNER CONSTRUCTION INTERNATIONAL LIMITED D/B/A SKANSKA CEMENTATION INTERNATIONAL LTD. (ADV. NO. 03-2745, U.S. BANKRUPTCY COURT, SOUTHERN DISTRICT OF NEW YORK, MANHATTAN Division). The ENE entities have filed suit against Kraevner to recover, as preferential and fraudulent transfers, approximately $24.7 million in payments made to Kraevner on or within one year of the Initial Petition Date.

                  (xviii) ENRON CORP. & ENRON NORTH AMERICA CORP. V. MORGAN STANLEY, (ADV. NO. 03-93168, U.S. BANKRUPTCY COURT, SOUTHERN DISTRICT OF NEW YORK, MANHATTAN DIVISION). ENE and ENA have filed suit against Morgan Stanley to recover, as preferential and fraudulent transfers, approximately $19.1 million in payments made to Morgan Stanley on or within 90 days of the Initial Petition Date.

                  (xix) ENRON CORP. & ENRON ENERGY SERVICES, OPERATIONS, INC. V. IBM CORP., (ADV. NO. 03-93525, U.S. BANKRUPTCY COURT, SOUTHERN DISTRICT OF NEW YORK, MANHATTAN DIVISION). ENE and EESO have filed suit against IBM to recover, as preferential and fraudulent transfers, approximately $16.5 million in payments made to IBM on or within 90 days of the Initial Petition Date.

                  (xx) ENRON CORP. & LINGTEC CONSTRUCTORS L.P. V. BESIX DABHOL-HEAD OFFICE, (ADV. NO. 03-92784, U.S. BANKRUPTCY COURT, SOUTHERN DISTRICT OF NEW YORK, MANHATTAN DIVISION). ENE and Lingtec have filed suit against Besix to recover, as preferential and fraudulent transfers, approximately $11 million in payments made to Besix on or within 90 days of the Initial Petition Date.

                  (xxi) ENRON CORP. VS. CITIBANK, N.A., CITIGROUP GLOBAL MARKETS, INC. (FORMERLY SALOMON SMITH BARNEY, INC.), J.P. MORGAN CHASE BANK AND J.P. MORGAN SECURITIES, INC. (ADV. NO. 03-92701, U.S. BANKRUPTCY COURT, SOUTHERN DISTRICT OF NEW YORK, MANHATTAN DIVISION). ENE has filed suit for turnover and to recover preferential and fraudulent transfer payments made to CGM/SSB of approximately $18.7 million and to JPMS of approximately $13.6 million between November 1, 2001 and November 30, 2001 pursuant to an engagement letter dated October 30, 2001 in which Smith Barney and JP Morgan Securities agreed to act as ENE's exclusive financial advisors for 18 months.

                  c. TRADING LITIGATION. The Wholesale Services and Retail Services Debtors and certain of their non-Debtor affiliates have filed a number of adversary proceedings to recover amounts owed to certain Debtors and their non-Debtor affiliates in connection with the wholesale trading and retail book and the provision of services. In these cases, the Wholesale Services Debtors, Retail Services Debtors, and the non-Debtor affiliates, among other things, allege that counterparties wrongfully exercised control over the property of Debtor estates; allege breach by counterparties of their contractual obligations to pay debts; seek declarations that the non-mutual setoff (such as triangular setoff), netting, termination, and joint and several liability provisions of certain agreements are not enforceable; seek avoidance and/or recovery of preferential transfers; assert claims for turnover, violation of automatic stay, breach of contract, and unjust enrichment; allege that the counterparties' proofs of claim should be disallowed; and allege that arbitration clauses are unenforceable. In other cases, the Wholesale Services Debtors are named defendants facing allegations involving setoff, recoupment, constructive trust, and piercing the corporate veil. The counterparties against which these proceedings have been brought (or which, in some instances, have initiated these proceedings), can be expected to raise counterclaims and defenses to these actions, including fraudulent inducement. Although the Debtors have alleged certain damages, due to the various factors involved in valuing these claims, it is impossible to predict with any degree of certainty the overall impact of the litigation on the value of the Debtors' estates.

                           (i)      TRADING LITIGATION REFERRED TO MEDIATION.
Pursuant to a Bankruptcy Court order, the adversary proceedings listed below are presently stayed (with certain limited exceptions) pending mediation before the Honorable Allan L. Gropper, United States Bankruptcy Judge, Southern District of New York or, as indicated below, have otherwise been resolved.


                   TRADING ADVERSARIES REFERRED TO MEDIATION

-------------------------------------------------------------------------------------------------------------------------
     CASE STYLE*               ADV. NO.                        NATURE OF PROCEEDING                        AMOUNT**
-------------------------------------------------------------------------------------------------------------------------
Enron Power Marketing, Inc.    03-02125        EPMI seeks declaratory relief and recovery pursuant      $38.9 million
v. IDACORP Energy, L.P.                        to IDACORP's failure to pay a termination payment
                                               pursuant to the terms of a Western Systems Power Pool
                                               Agreement entered into by the parties.

                                               This case has settled for a confidential amount.  On
                                               May 23, 2003, the Bankruptcy Court entered a
                                               stipulation dismissing the adversary proceeding with
                                               prejudice.
-------------------------------------------------------------------------------------------------------------------------
Enron Energy Services, Inc.    02-03537        EESI seeks declaratory relief and recovery of            $11.6 million
v. International Business                      approximately $11.6 million due to EESI resulting
Machines Corporation                           from IBM's refusal to pay for prepetition and
                                               postpetition power deliveries to IBM's California
                                               facilities.

                                               This case has settled for a confidential amount,
                                               pending Bankruptcy Court approval.
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
     CASE STYLE*               ADV. NO.                        NATURE OF PROCEEDING                        AMOUNT**
-------------------------------------------------------------------------------------------------------------------------
Enron North America Corp.      03-02094        ENA seeks declaratory relief and recovery of             $11.8 million
v. Macromedia Incorporated                     approximately $11.8 million owed to ENA resulting
& North Jersey Media Group,                    from the early termination of a master agreement
Inc.                                           between the parties providing for the purchase and
                                               sale of financial derivative products.

                                               This case has settled for a confidential amount.  On
                                               September 17, 2003, the Bankruptcy Court entered a
                                               stipulation dismissing the adversary proceeding with
                                               prejudice.
-------------------------------------------------------------------------------------------------------------------------
Enron Power Marketing, Inc.    02-03540        EPMI seeks declaratory relief and recovery of            $18.6 million
v. Smurfit Stone Container                     approximately $18.6 million owing to EPMI resulting
Corporation                                    from Smurfit's refusal to pay a termination payment
                                               resulting from the early termination of an agreement
                                               between the parties.

                                               This case was settled for a confidential amount.  On
                                               October 16, 2003, the Bankruptcy Court entered a
                                               stipulation dismissing the adversary proceeding with
                                               prejudice.
-------------------------------------------------------------------------------------------------------------------------
Enron Power Marketing, Inc.    02-03539        EPMI seeks declaratory relief and recovery of            $10.4 million
v. Old Dominion Electric                       approximately $10.4 million owing to EPMI resulting
Cooperative                                    from Old Dominion's failure to pay a termination
                                               payment resulting from the early termination of an
                                               agreement between the parties.

                                               This case has settled for a confidential amount.  On
                                               October 17, 2003, the Bankruptcy Court entered a
                                               stipulation dismissing the adversary proceeding with
                                               prejudice.
-------------------------------------------------------------------------------------------------------------------------
Enron Power Marketing, Inc.    03-02074        Action for declaratory relief and to recover payment     $21.6 million
v. GPU Services, Inc. et al.                   of approximately $21.6 million stemming from
                                               postpetition termination of numerous energy
                                               transactions.

                                               This case has been settled for a confidential amount,
                                               pending Bankruptcy Court approval.
-------------------------------------------------------------------------------------------------------------------------
Cinergy Corp. et al v.         03-02097        Plaintiffs Cinergy Corp., Cinergy Capital & Trading,     $40 million
Enron Corp., ENA, EPMI,                        Inc., Cinergy Marketing & Trading, L.P., Cinergy
EESI & non-debtor Enron                        Canada, Inc., Cinergy Global Trading, Ltd.,
Canada Corp.                                   Cincinnati Gas & Electric, PSI Energy, Inc. and
                                               Cinergy Services, Inc. seek declaratory relief and
                                               set-off of approximately $40 million ($14.5 million
                                               owed to Cinergy Marketing & Trading; $11.1 million
                                               owed to Cincinnati Gas & Electric and $14.9 million
                                               owed to Cinergy Global Trading) as setoff arising
                                               from a series of forward contracts involving the sale
                                               of electricity, natural gas commodities and
                                               derivatives between the parties.  The plaintiffs also
                                               seek to pierce the corporate veil and request that a
                                               constructive trust
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
     CASE STYLE*               ADV. NO.                        NATURE OF PROCEEDING                        AMOUNT**
-------------------------------------------------------------------------------------------------------------------------
                                               be imposed.  On April 11, 2003, the defendants
                                               filed a motion to dismiss for failure to state a
                                               claim upon which relief can be granted.

                                               This case has been settled for a confidential amount,
                                               pending Bankruptcy Court approval.
-------------------------------------------------------------------------------------------------------------------------
Enron North America Corp.      03-03129        ENA seeks declaratory judgment and recovery of           $16 million
v. Medianews Group, Inc.                       approximately $16 million from Medianews for its
                                               failure to pay the termination payment due and owing
                                               to ENA as a result of the early termination of a
                                               master ISDA agreement entered into by the parties in
                                               October 1998.  On July 11, 2003, Medianews filed a
                                               motion to dismiss and to compel arbitration.

                                               This case has settled for a confidential amount,
                                               pending Bankruptcy Court approval.
-------------------------------------------------------------------------------------------------------------------------
Texaco, Inc. in its            03-02130        Texaco et al., including Bridgeline Holdings, has        Unspecified
individual capacity and as                     filed this adversary action seeking declarations as
sole general partner of                        to the rights, obligations and responsibilities of
Bridgeline Holdings, et al.                    the parties to an ISDA master agreement entered into
v. Enron North America Corp.                   between Texaco and ENA in April 1998.  On April 17,
                                               2003, ENA filed a motion to dismiss the adversary
                                               action for failure to state a claim upon which relief
                                               can be granted.

                                               This case has settled for a confidential amount,
                                               pending Bankruptcy Court approval.
-------------------------------------------------------------------------------------------------------------------------
Duke Energy Trading and        02-03609        The plaintiffs have filed suit against ENE, EESI,        $150.3 million
Marketing, LLC and Duke                        ELFI, ENA, ENA Upstream, EPMI, and ERAC seeking a        $12 million
Energy Merchants, LLC v.                       declaration affirming the rights of each entity to
Enron Corp., Enron Energy                      set off its respective debts arising from a series of
Services, Inc., Enron                          forward contracts involving electricity, natural gas
Liquid Fuels, Inc., Enron                      and other commodities between the parties.
North America Corp., ENA                       Specifically, Duke Energy Trading & Marketing seeks a
Upstream Company, LLC,                         setoff of $150.3 million and Duke Energy Merchants
Enron Power Marketing, Inc.                    seeks a setoff of $12 million.  Duke also seeks a
and Enron Reserve                              declaration that the Enron entities are a "single
Acquisition Corp.                              business enterprise" thereby allowing Duke to pierce
                                               the corporate veil.  On January 31, 2003, Duke filed
                                               an amended complaint under seal adding factual
                                               allegations regarding the single business enterprise
                                               theory.  The Creditors' Committee has filed a motion
                                               to intervene and a motion to dismiss the amended
                                               complaint.  On February 15, 2003, the Enron entities
                                               filed a motion to dismiss the claim for lack of
                                               standing and failure to state a claim upon which
                                               relief can be granted.  On April 1, 2003, the
                                               Bankruptcy Court granted the Creditors' Committee's
                                               motion to intervene.  On April 17, 2003, the
                                               Bankruptcy Court entered a memorandum opinion ruling
                                               that Duke does not have
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
     CASE STYLE*               ADV. NO.                        NATURE OF PROCEEDING                        AMOUNT**
-------------------------------------------------------------------------------------------------------------------------
                                               standing to pierce the corporate veil or to seek the
                                               imposition of a constructive trust. On April 22,
                                               2003, the Bankruptcy Court issued an order dismissing
                                               the amended complaint. On April 30, 2003, Duke filed
                                               its notice of appeal. The parties have submitted
                                               briefs to the U.S. District Court for the Southern
                                               District of New York, oral arguments on the appeal
                                               were held on September 19, 2003, and the parties are
                                               awaiting a decision from the District Court.

                                               This case has settled for a confidential amount,
                                               pending Bankruptcy Court approval.
-------------------------------------------------------------------------------------------------------------------------
Enron Power Marketing, Inc.    02-03538        EPMI seeks declaratory relief and recovery of            $2.5 million
v. Select Energy, Inc.                         approximately $2.5 million owing to EPMI resulting
                                               from Select's refusal to pay postpetition debts it
                                               owes EPMI under power purchase and sale agreement
                                               between the parties.

                                               This case has settled for a confidential amount,
                                               pending Bankruptcy Court approval.
-------------------------------------------------------------------------------------------------------------------------
Enron North America Corp.      02-03033        ENA seeks recovery of approximately $23 million for      $23 million
v. Tribune Company                             Tribune's failure to pay a termination payment due
                                               and owing for Tribune's early termination of an
                                               agreement between the parties.

                                               This case has been settled for a confidential amount,
                                               pending Bankruptcy Court approval.
-------------------------------------------------------------------------------------------------------------------------
Utah Associated Municipal      02-02250        UAMPS seeks a declaration that the master power          $14 million
Power Systems v. Enron                         purchase and sale agreement it entered into with EPMI
Power Marketing, Inc. and                      under which EPMI is required to provide UAMPS with a
Enron Corp.                                    fixed amount of firm energy is void and unenforceable
                                               because of ENE's and EPMI's alleged fraud in the
                                               inducement of UAMPS's execution of the agreement to
                                               supply electricity to their customers.  On December
                                               10, 2002, EPMI filed its answer and counterclaim
                                               seeking an order ordering UAMPS to turn over the
                                               termination payment owed by it to EPMI, and seeking
                                               damages of approximately $14 million plus interest
                                               resulting from UAMPS's failure to pay EPMI the
                                               termination payment, permanently suspending
                                               performance under the master power purchase and sale
                                               agreement and failing to pay an accelerated
                                               liquidated damages payment.
-------------------------------------------------------------------------------------------------------------------------
Enron Power Marketing, Inc.    03-03131        EPMI seeks declaratory judgment and recovery of          $7 million
v. City of Vernon                              approximately $7 million from the City of Vernon for
                                               its failure to pay the termination payment due and
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
     CASE STYLE*               ADV. NO.                        NATURE OF PROCEEDING                        AMOUNT**
-------------------------------------------------------------------------------------------------------------------------
                                               owing to EPMI as a result of the early termination of
                                               transaction agreements entered into pursuant to the
                                               Western Systems Power Pool Agreement.
-------------------------------------------------------------------------------------------------------------------------
Enron Power Marketing, Inc.    03-02164        EPMI has sued El Paso Merchant Energy, L.P. and El       $42 million
v. El Paso Merchant Energy,                    Paso Corp. seeking declaratory relief and recovery of
LP et al.                                      approximately $42 million owed for prepetition
                                               receivables and liquidated damages for the early
                                               termination of transactions under a master power
                                               purchase and sale agreement entered into between the
                                               parties.  El Paso has filed a motion to dismiss the
                                               adversary proceeding and a motion to compel
                                               arbitration.
-------------------------------------------------------------------------------------------------------------------------
Enron Corp. et al.             02-03468        Various of the Enron Companies commenced this            $230 million
including co-Debtors ENA,                      adversary proceeding against Dynegy and certain of
EPMI, EESI, ECTRIC, EGLI,                      its affiliates, seeking recovery of approximately
EBS and EnronOnline, Enron                     $230 million (plus interest) in connection with the
Capital & Trade Resources                      early termination of various trading agreements
Corp., Enron Capital &                         between the parties.  In addition, the plaintiffs
Trade Resources, Ltd. And                      seek a declaration that the set off, netting,
non-Debtor Enron Canada                        termination and joint and several liability
Corp. v. Dynegy, Inc. et al.                   provisions of a master netting setoff and security
                                               agreement entered into by the parties in November
                                               2001 are invalid, unenforceable and avoidable.  The
                                               Dynegy defendants contend that if the master netting
                                               agreement is enforceable, the plaintiffs would owe
                                               the defendants $93 million.  Dynegy's motion to
                                               compel arbitration, which was fully briefed and
                                               argued on January 16, 2003, is sub judice.
-------------------------------------------------------------------------------------------------------------------------
Enron Corp, et al.             03-02073        This suit by Debtors ENE, ENA, EPMI, EESI, ENA           $13.3 million
including co-Debtors ENA,                      Upstream, EBS and non-Debtor Enron Canada against
EPMI, EESI, ENA Upstream                       Reliant and its Canadian subsidiary involves a
and EBS and non-Debtor                         dispute regarding the validity, enforceability and
Enron Canada Corp. v.                          avoidability of a master netting setoff and security
Reliant Energy Services,                       agreement entered into between the parties
Inc. et al.                                    twenty-four days prior to the Initial Petition Date.
                                               The Enron entities seek declaratory relief and
                                               recovery of approximately $13.3 million resulting
                                               from Reliant's refusal to pay final termination
                                               payment resulting from the early termination of the
                                               agreement between the parties.
-------------------------------------------------------------------------------------------------------------------------
Enron Power Marketing, Inc.    03-03180        EPMI seeks declaratory relief and recovery of            $36 million
v. Allegheny Energy Supply                     approximately $36 million for AES's failure to pay
Co., LLC                                       prepetition receivables and to return cash collateral
                                               provided by EPMI under the master energy purchase and
                                               sale agreement entered into by the parties following
                                               AES's early termination of the agreement.
-------------------------------------------------------------------------------------------------------------------------
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     CASE STYLE*               ADV. NO.                        NATURE OF PROCEEDING                        AMOUNT**
-------------------------------------------------------------------------------------------------------------------------
Enron North America Corp.      02-03542        ENA seeks payment of contractual consideration and       $31 million
v. The American Coal Company                   forward contract value totaling approximately $31
                                               million from American Coal representing sums owed to
                                               ENA for its agreement to forgo the delivery of
                                               certain quantities of coal from specified mines and
                                               the forward value of the remaining term of the coal
                                               purchase agreement between the parties.  On June 25,
                                               2003, American Coal's motion to withdraw the
                                               reference was denied, and American Coal filed a
                                               motion to certify such order for interlocutory appeal.

                                               On November 5, 2003, the District Court entered a
                                               memorandum order denying American Coal's request for
                                               an order certifying the Court's June 2003 order and
                                               judgment denying American Coal's motion to withdraw
                                               the reference for appeal to the Second Circuit.  On
                                               December 4, 2003, American Coal filed a writ of
                                               mandamus with the Second Circuit.
-------------------------------------------------------------------------------------------------------------------------
Enron North America Corp.      03-03054        ENA seeks declaratory relief and recovery of             $6.9 million
v. Knauf Fiber Glass GmbH                      approximately $6.9 million from Knauf for Knauf's
                                               failure to pay a termination payment due and owing
                                               pursuant to the terms of an ISDA master agreement and
                                               financial swap entered into by the parties.  On June
                                               16, 2003, Knauf filed a demand for jury trial.
-------------------------------------------------------------------------------------------------------------------------
Enron North America Corp.      02-03032        ENA seeks recovery of approximately $11.7 million for    $11.7 million
v. Knight-Ridder, Inc.                         Knight-Ridder's failure to pay a termination payment
                                               resulting from Knight-Ridder's early termination of
                                               an agreement between the parties.
-------------------------------------------------------------------------------------------------------------------------
Enron North America Corp.      02-03543        ENA seeks declaratory relief and payment of              $60 million
v. Noble Gas Marketing,                        approximately $60 from Noble for Noble's failure to
Inc., Samedan Oil Corp. and                    pay prepetition receivables and early termination
Aspect Resources, LLC                          payments related to several agreements between the
                                               parties.
-------------------------------------------------------------------------------------------------------------------------
Enron Power Marketing, Inc.    02-03541        Suit against AES Corp., Constellation New Energy,        $43.8 million
v. AES Corporation et al.                      Inc., f/k/a AES New Energy, Inc. and CILCO seeking
                                               declaratory relief and damages of approximately $43.8
                                               million from Constellation and CILCO resulting from
                                               their failure to pay prepetition receivables,
                                               postpetition receivables and amounts owed to EPMI
                                               resulting from the early termination of two separate
                                               agreements between the parties.  AES Corp. is a party
                                               because it executed a guaranty agreement on behalf of
                                               its subsidiary and predecessor-in-interest
                                               Constellation.  Constellation and CILCO filed a
                                               motion to dismiss and or to strike certain portions
                                               of the complaint, which is pending.
-------------------------------------------------------------------------------------------------------------------------
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                                      270
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     CASE STYLE*               ADV. NO.                        NATURE OF PROCEEDING                        AMOUNT**
-------------------------------------------------------------------------------------------------------------------------
Enron Power Marketing, Inc.    03-02062        Action for declaratory relief and recovery of            $8 million
v. City of Palo Alto                           approximately $8 million for Palo Alto's failure to
                                               pay a termination payment resulting from the early
                                               termination of an agreement between the parties.
-------------------------------------------------------------------------------------------------------------------------
Enron Power Marketing, Inc.    03-02063        Action for declaratory relief and recovery of            $40 million
v. City of Palo Alto                           approximately $40 million for Palo Alto's failure to
                                               pay a termination payment resulting from the early
                                               termination of an agreement between the parties.
-------------------------------------------------------------------------------------------------------------------------
Enron Power Marketing, Inc.    02-02719        Action for recovery of approximately $146.5 million      $146.5 million
v. City of Santa Clara -                       due to Santa Clara's breach of a master energy
Silicon Valley Power                           purchase and sale agreement.
-------------------------------------------------------------------------------------------------------------------------
Enron Power Marketing, Inc.    03-02066        Action for declaratory relief and payment of             $11.4 million
v. Conectiv Energy Supply,                     approximately $11.4 million  due to Conectiv's
Inc.                                           failure to pay prepetition receivables and a
                                               termination payment resulting from the early
                                               termination of a master power purchase and sale
                                               agreement.
-------------------------------------------------------------------------------------------------------------------------
Enron Power Marketing, Inc.    03-02096        Action  for declaratory relief and to recover            $6.8 million
v. Luzenac America, Inc.                       approximately $6.8 million for pre- and postpetition
                                               electricity sales pursuant to a master purchase
                                               agreement.
-------------------------------------------------------------------------------------------------------------------------
Enron Power Marketing, Inc.    02-02520        EPMI filed this adversary proceeding to recover          $309.5 million
v. Nevada Power Company and                    approximately $309.5 million owing to EPMI pursuant
SPPC and third party                           to certain power purchase and sale transactions
defendant, Enron Corp.                         between EPMI and NPC and SPPC governed by the Western
                                               Systems Power Pool Agreement.  On September 13, 2002,
                                               the Bankruptcy Court denied SPPC's and NPC's motion
                                               to stay or to dismiss the adversary proceeding
                                               pending the outcome of their FERC proceeding against
                                               EPMI and others.  On December 5, 2002, NPC and SPPC
                                               filed their answer and counterclaim alleging that
                                               EPMI wrongfully terminated the Western Systems Power
                                               Pool Agreement, breached the covenant of good faith
                                               and fair dealing, and violated the Nevada Unfair
                                               Trade Practices Act.  The counterclaim also contains
                                               allegations of fraud on the market/market
                                               manipulation and RICO claims against EPMI, ENE, and
                                               Timothy Belden.  NPC and SPPC seek unspecified actual
                                               and punitive damages and injunctive relief.  ENE
                                               filed a motion to dismiss the counterclaim.

                                               EPMI filed a motion for partial summary judgment and
                                               on January 14, 2003, the Bankruptcy Court entered an
                                               order granting the motion as to EPMI's claim for
                                               damages for power that was delivered to the
                                               defendants.  NPC was ordered to pay damages plus
                                               prejudgment interest totaling  $17.6 million with
-------------------------------------------------------------------------------------------------------------------------
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
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     CASE STYLE*               ADV. NO.                        NATURE OF PROCEEDING                        AMOUNT**
-------------------------------------------------------------------------------------------------------------------------
                                               interest of $5,695 accruing daily until paid.  SPPC
                                               was ordered to pay damages plus prejudgment interest
                                               totaling $6.8 million with interest of $2,136
                                               accruing daily until paid.  EPMI has filed a motion
                                               to dismiss the counterclaim filed by NPC and SPPC.
                                               On March 14, 2003, the Nevada PUC filed a motion to
                                               join in EPMI's motion to dismiss the counterclaim.
                                               On June 9, 2003, Nevada Power filed its opposition to
                                               EPMI's motion to dismiss the counterclaim.  On June
                                               27, 2003, defendant Timothy Belden filed a motion to
                                               stay this civil proceeding against him pending
                                               resolution of his criminal proceedings or, in the
                                               alternative, for additional time in which to respond
                                               to the counterclaim.  Refer to Section
                                               IV.C.2.a(iii)(B), "Timothy Belden Plea" for further
                                               information on the criminal proceedings against Mr.
                                               Belden.

                                               On August 28, 2003, the Bankruptcy Court issued an
                                               opinion granting summary judgment in favor of EPMI on
                                               the remaining issues in the case.  Thereafter, NPC
                                               and SPPC filed a motion for reconsideration.

                                               On September 24, 2003, Timothy Belden filed a motion
                                               to dismiss.  On September 26, 2003, the Bankruptcy
                                               Court entered an order granting final judgment in
                                               favor of EPMI and dismissing NPC and SPPC's
                                               counterclaims against EPMI and ENE.  On the same date
                                               NPC and SPPC filed a motion for stay pending appeal
                                               and for an extension of the automatic stay pending a
                                               determination of the motion.  NPC has filed a notice
                                               of appeal, and EPMI has filed a cross-appeal.  EPMI
                                               has also filed a motion for registration of the
                                               judgment in the districts of Nevada and Eastern
                                               California.  On October 6, 2003, SPPC and NPC filed a
                                               complaint with FERC asking it to prevent EPMI from
                                               collecting the judgment.  On October 15, 2003, the
                                               Bankruptcy Court entered a stipulation and order in
                                               which EPMI agreed not to execute upon the final
                                               judgment or institute any proceedings for its
                                               enforcement for a period of sixty days from the date
                                               of the FERC order granting EPMI's motion extending
                                               its time to answer NPC's and SPPC's complaint filed
                                               in FERC Docket EL04-01 until October 27, 2003.  On
                                               October 20, 2003, NPC and SPPC filed their opposition
                                               to Belden's motion to dismiss.  On October 30, 2003,
                                               the Bankruptcy Court granted Belden's motion to
                                               dismiss.  On November 6, 2003, the court issued a
                                               ruling staying the execution of the judgment in favor
                                               of EPMI and ordering NPC and SPPC to place $338
                                               million in bonds and approximately $280,000 in cash
                                               for prejudgment interest into an escrow account with
                                               an additional $35 million in cash to be paid into the
-------------------------------------------------------------------------------------------------------------------------
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                                      272
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
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     CASE STYLE*               ADV. NO.                        NATURE OF PROCEEDING                        AMOUNT**
-------------------------------------------------------------------------------------------------------------------------
                                               account within ninety days after November 12, 2003,
                                               the date of the court's final order.  On November 10,
                                               2003, NPC and SPPC filed their notice of appeal.
-------------------------------------------------------------------------------------------------------------------------
Enron Power Marketing, Inc.    03-02064        EPMI seeks declaratory relief and recovery of            $116.8 million
v. Public Utility District                     approximately $116.8 million owing to EPMI resulting
No. 1 of Snohomish County                      from Snohomish's failure to pay a termination payment
                                               resulting from the early termination of an agreement
                                               between the parties.
-------------------------------------------------------------------------------------------------------------------------
Enron Power Marketing, Inc.    03-02065        EPMI seeks declaratory relief and recovery of            $8.3 million
v. The United Illuminating                     approximately $8.3 million owing to EPMI resulting
Co. and UIL Holdings Corp.                     from UIC's refusal to pay a postpetition debt it owes
                                               EPMI under power supply agreement between the
                                               parties.  On July 3, 2003, UIL filed a motion to
                                               withdraw the reference, which was denied.
-------------------------------------------------------------------------------------------------------------------------
Enron Power Marketing, Inc.    03-02107        EPMI seeks declaratory relief and recovery of            $22 million
v. Valley Electric                             approximately $22 million from VEA resulting from the
Association, Inc.                              early termination of a master agreement between the
                                               parties and for liquidated damages arising from VEA's
                                               postpetition conduct.
-------------------------------------------------------------------------------------------------------------------------
Enron Power Marketing, Inc.    03-03178        EPMI seeks declaratory relief and recovery of            $16.7 million
v. Wabash Valley Power                         approximately $16.7 million for Wabash's failure to
Association                                    pay a termination payment upon the early termination
                                               of the master power agreement between the parties.
-------------------------------------------------------------------------------------------------------------------------
American Home Assurance Co.    03-02168        American Home filed this declaratory judgment action     $125.9 million
& AIG Energy Trading, Inc.                     seeking declaratory relief and setoff of a $56
v. Enron Corp., Enron North                    million prepetition debt that AIGE owes ENA pursuant
America Corp. & Enron                          to forward transactions entered into between the
Natural Gas Marketing Corp.                    parties against a $125.9 million debt that ENGMC &
                                               ENE owe American Home.  American Home also alleges
                                               alter ego and fraud claims. The defendants filed a
                                               motion to dismiss for lack of standing and failure to
                                               state a claim upon which relief can be granted.  On
                                               July 31, 2003, the Creditors' Committee filed a
                                               motion to join the Debtors' motion to dismiss.  AIGE
                                               has moved to lift the stay.  The Debtors and the
                                               Creditors' Committee took no position with respect to
                                               the motion.  On July 24, 2003, the Bankruptcy Court
                                               entered an order granting the motion to lift stay on
                                               the briefing and submission of the motion to
                                               dismiss.  On August 21, 2003, American Home filed its
                                               opposition to the motion to dismiss.  On September
                                               16, 2003, the Debtors and the Creditors' Committee
                                               filed their reply to American Home's opposition to
                                               ENE's motion to dismiss.  Refer to Sections
                                               III.F.34., "Mahonia Prepaid Forward Contracts",
                                               IV.C.1.c(ii)(B)., "American Home Assurance Co. &
                                               Federal Insurance Co. v. Enron Natural Gas Marketing
                                               Corp., Enron Corp., JPMorgan Chase & Co., and
                                               American Public Energy Agency" and
-------------------------------------------------------------------------------------------------------------------------
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                                      273
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
-------------------------------------------------------------------------------------------------------------------------
     CASE STYLE*               ADV. NO.                        NATURE OF PROCEEDING                        AMOUNT**
-------------------------------------------------------------------------------------------------------------------------
                                               IV.C.1.d(iii)., "JPMorgan Chase Bank, for and on
                                               behalf of Mahonia Limited and Mahonia Natural Gas
                                               Limited v. Liberty Mutual Insurance Company,
                                               Travelers Casualty & Surety Company, St. Paul Fire
                                               and Marine Insurance Company, Continental Casualty
                                               Company, National Fire Insurance Company of Hartford,
                                               Fireman's Fund Insurance Company, Safeco Insurance
                                               Company of America, The Travelers Indemnity Company,
                                               Federal Insurance Company, Hartford Fire Insurance
                                               Company, and Lumbermens Mutual Casualty Company (Case
                                               No. 01-CV-11523, United States District Court for the
                                               Southern District of New York (removed from the New
                                               York Supreme Court))".
-------------------------------------------------------------------------------------------------------------------------
Amerada Hess Corp. et al v.    03-4770         Amerada Hess Corp., Amerada Hess Trading Co., L.L.C.     $6.1 million
Enron Corp. et al                              and Hess Energy Trading Co. (UK) Limited have filed a
                                               declaratory judgment action against ENE, ENA, EPMI,
                                               Enron Upstream, ERAC, EESI, ELFI and ECTRIC seeking
                                               the imposition of a constructive trust, a declaration
                                               that ENE's corporate veil should be pierced and a
                                               declaration affirming Amerada Hess's right to set off
                                               debts of approximately $6.1 million it owes the Enron
                                               entities against approximately $24.2 million the
                                               Enron entities owe Amerada Hess arising from various
                                               commodity and derivative trading contracts between
                                               the parties.  The Enron defendants' answers were due
                                               on August 15, 2003.  On July 17, 2003, Amerada Hess
                                               filed a motion to withdraw the reference.  On August
                                               20, 2003, the Enron defendants filed a motion to
                                               dismiss the adversary proceeding.  These motions are
                                               still pending.  On September 8, 2003, the Bankruptcy
                                               Court entered a stipulation and order governing the
                                               intervention of the Creditors' Committee.  On
                                               September 18, 2003, the Creditors' Committee joined
                                               the Enron defendants' motion to dismiss.
-------------------------------------------------------------------------------------------------------------------------
Enron North America Corp.      03-6159         ENA seeks declaratory relief and recovery of             $8 million
v. The New York Times Co.                      approximately $8 million due and owing to ENA as a
                                               result of the NYT's early termination of an ISDA
                                               agreement entered into between the parties.  ENA also
                                               seeks declarations that the arbitration provision is
                                               unenforceable and that NYT is not entitled to
                                               rescission of the agreement.  On September 9, 2003,
                                               NYT filed its answer and counterclaim alleging that
                                               it relied to its detriment on ENA's fraudulent
                                               misrepresentations and seeking recovery of
                                               approximately $629,000 representing the loss it
                                               suffered as a result of ENA's termination of the ISDA
                                               or in the alternative seeking a declaration that the
                                               contract between the parties is void.
-------------------------------------------------------------------------------------------------------------------------
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                                      274
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     CASE STYLE*               ADV. NO.                        NATURE OF PROCEEDING                        AMOUNT**
-------------------------------------------------------------------------------------------------------------------------
Enron North America Corp.      03-8418         On August 11, 2003, ENA brought this adversary           $38.5 million
v. Canadian Imperial Bank                      proceeding seeking declaratory relief and recovery of
of Commerce                                    approximately $38.5 million (less cash collateral of
                                               approximately $9.8 million held by ENA) from CIBC for
                                               its failure to pay prepetition receivables and a
                                               termination payment resulting from CIBC's early
                                               termination of an ISDA master agreement entered into
                                               between the parties.  CIBC filed its answer on
                                               September 18, 2003.
-------------------------------------------------------------------------------------------------------------------------
Enron North America Corp.      03-8764         On August 18, 2003, ENA filed an adversary proceeding    $4.1 million
v. Random House, Inc. &                        seeking declaratory relief and recovery of
Bertelsmann, Inc.                              approximately $4.1 million from Random House (and
                                               Bertelsmann as Guarantor) for Random House's failure
                                               to pay a termination payment resulting from
                                               defendants' early termination of an ISDA master
                                               agreement entered into between the parties.  Random
                                               House filed its answer on September 29, 2003.

                                               On November 19, 2003, the defendants filed a motion
                                               to withdraw the reference.
-------------------------------------------------------------------------------------------------------------------------
Enron Power Marketing, Inc.    03-8655         On August 13, 2003, EPMI filed an adversary              $4.1 million
v. Ash Grove Cement                            proceeding seeking declaratory relief and recovery of
Company, Inc.                                  approximately $4.1 million from Ash Grove for its
                                               failure to pay a termination payment resulting from
                                               Ash Grove's early termination of a master power
                                               purchase and sale agreement entered into by the
                                               parties.  On September 18, 2003, Ash Grove filed its
                                               answer to the complaint.  On September 22, 2003, Ash
                                               Grove filed its answer and a motion to dismiss the
                                               adversary proceeding and to compel arbitration.

                                               On November 26, 2003, the Bankruptcy Court entered a
                                               stipulation allowing Ash Grove to file an amended
                                               answer to add affirmative defenses.
-------------------------------------------------------------------------------------------------------------------------
Enron Power Marketing, Inc.    03-8486         On August 12, 2003, EPMI filed this adversary            $4.5 million
v. Louisiana-Pacific Corp.                     proceeding seeking declaratory relief and recovery of
                                               approximately $4.5 million from Louisiana-Pacific for
                                               its failure to pay (i) a termination payment, (ii)
                                               liquidated damages, and (iii) an amount for the
                                               postpetition delivery of power, all due and owing
                                               pursuant to the terms of a master power purchase and
                                               sale agreement entered into by the parties.  On
                                               September 30, 2003, the Bankruptcy Court entered a
                                               stipulation and order extending the time for
                                               Louisiana-Pacific to answer the complaint until 20
                                               days following the conclusion of the mediation.
-------------------------------------------------------------------------------------------------------------------------
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                                      275
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
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     CASE STYLE*               ADV. NO.                        NATURE OF PROCEEDING                        AMOUNT**
-------------------------------------------------------------------------------------------------------------------------
Enron North America Corp.      03-9360         On September 26, 2003, ENA filed this action seeking     $45.2 million
v. Goldman Sachs Capital                       declaratory relief and recovery of approximately
Markets, L.P., et al.                          $45.2 million from Goldman Sachs Capital Markets,
                                               L.P. for its failure to pay a termination payment
                                               resulting from its early termination of an ISDA
                                               Master Agreement entered into between the parties.
                                               This adversary proceeding also seeks to recover
                                               damages from Goldman Sachs Group, L.P. and Goldman
                                               Sachs Group, Inc. as guarantors of the obligations of
                                               Goldman Sachs Capital Markets, L.P.

                                               Goldman filed its answer on December 3, 2003.
-------------------------------------------------------------------------------------------------------------------------
Enron Capital & Trade          03-9363         On September 26, 2003, ECTRIC filed this action          $5.1 million
Resources International                        seeking declaratory relief and recovery of
Corp. v. Louis Dreyfus LGP                     approximately $5.1 million from Dreyfus for its
Services, Ltd.                                 failure to pay (i) a termination payment and (ii) an
                                               amount for postpetition delivery of propane, all due
                                               and owing pursuant to the terms of a Transaction
                                               Agreement and swap confirmation agreements entered
                                               into between the parties.  Dreyfus filed its answer
                                               on December 5, 2003.
-------------------------------------------------------------------------------------------------------------------------
Enron North America Corp.      03-9366         On September 26, 2003, ENA commenced this adversary      $1.4 million
v. Louis Dreyfus Plastics                      proceeding to seek declaratory relief and recovery of
Corp. n/k/a Louis Dreyfus                      approximately $1.4 million from Dreyfus for its
Energy Services, L.P.                          failure to pay a termination payment resulting from
                                               Dreyfus's early termination of a swap confirmation
                                               agreement entered into between the parties.  Dreyfus
                                               filed its answer on December 5, 2003.
-------------------------------------------------------------------------------------------------------------------------
Enron Capital & Trade          03-9373         On September 26, 2003, ECTRIC filed this adversary       $2.6 million
Resources International                        proceeding seeking declaratory relief and recovery of
Corp. v. Louis Dreyfus                         approximately $2.6 million from Louis Dreyfus Corp.,
Corp., et al.                                  Louis Dreyfus Energy, Ltd., and Louis Dreyfus
                                               Refining and Marketing, Ltd. for their failure to pay
                                               a termination payment resulting from Dreyfus's early
                                               termination of swap confirmation agreements entered
                                               into between the parties.  Dreyfus filed its answer
                                               on December 5, 2003.
-------------------------------------------------------------------------------------------------------------------------
Enron North America Corp.      03-9376         On September 26, 2003, ENA commenced this action,        $1.5 million
v. Louis Dreyfus Corp.                         seeking declaratory relief and recovery of
                                               approximately $1.5 million from Dreyfus for its
                                               failure to pay a termination payment resulting from
                                               Dreyfus's early termination of an ISDA Master
                                               Agreement entered into between the parties.  Dreyfus
                                               filed its answer on December 5, 2003.
-------------------------------------------------------------------------------------------------------------------------
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                                      276
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
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     CASE STYLE*               ADV. NO.                        NATURE OF PROCEEDING                        AMOUNT**
-------------------------------------------------------------------------------------------------------------------------
Enron North America Corp.      03-9377         On September 26, 2003, ENA filed this action, which      $2.7 million
v. Louis Dreyfus Energy                        seeks declaratory relief and recovery of
Services, L.P.                                 approximately $2.7 million from Dreyfus for its
                                               failure to pay a termination payment resulting from
                                               Dreyfus's early termination of an ISDA Master
                                               Agreement entered into between the parties.  Dreyfus
                                               filed its answer on December 5, 2003.
-------------------------------------------------------------------------------------------------------------------------
Enron North America Corp.      03-9517         On September 29, 2003, ENA filed this adversary          $125 million
v. AEP Energy Services, Inc.                   proceeding, which seeks declaratory relief and
                                               recovery of approximately $125 million from AEP for
                                               its failure to return excess collateral and to pay
                                               matured debts owed to ENA pursuant to the terms of
                                               (i) an ISDA agreement together with the "Schedule"
                                               and "Credit Support Annex" attached thereto, (ii) a
                                               GISB Base Contract for Short-Term Sale and Purchase
                                               of Natural Gas, and (iii) a series of other physical
                                               and financial contracts entered into between the
                                               parties.  On December 15, 2003, AEP filed its answer.
-------------------------------------------------------------------------------------------------------------------------
Enron North America Corp.      03-9515         On September 29, 2003, ENA instituted this action,       $18 million
v. Maclaren Energy, Inc.                       seeking declaratory relief and recovery of
and Great Lakes Power, Inc.                    approximately $18 million from Maclaren and Great
                                               Lakes, as guarantor for Maclaren, for their failure
                                               to pay a termination payment resulting from
                                               Maclaren's early termination of an ISDA Master
                                               Agreement entered into between the parties.  On
                                               November 14, 2003, Maclaren and Great Lakes filed a
                                               motion to dismiss the adversary complaint or in the
                                               alternative a motion to stay the adversary proceeding
                                               and compel arbitration.
-------------------------------------------------------------------------------------------------------------------------
Enron Power Marketing, Inc.    03-92640        On October 22, 2003, EPMI brought suit seeking           $3 million
v. Holcim (Us), Inc., f/k/a                    declaratory relief and payment of more than $3
Holman Inc.                                    million that is property belonging exclusively to
                                               EPMI's estate.  EPMI alleges that Holcim has
                                               wrongfully exercised control over the property of
                                               EPMI's estate and breached its contractual
                                               obligations by failing to pay this debt to EPMI as
                                               required under the clear and express terms of a
                                               Master Power Purchase and Sale Agreement entered into
                                               between the parties on June 29, 2001.  The complaint
                                               asserts claims for declaratory relief, turnover,
                                               violation of the automatic stay, breach of contract
                                               and unjust enrichment.

                                               On November 25, the Bankruptcy Court entered an order
                                               extending Holcim's time to file its answer until
                                               December 22, 2003.  On December 22, 2003, Holcim
                                               filed its answer.
-------------------------------------------------------------------------------------------------------------------------
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                                      277
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
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     CASE STYLE*               ADV. NO.                        NATURE OF PROCEEDING                        AMOUNT**
-------------------------------------------------------------------------------------------------------------------------
Enron North America Corp.      03-93634        ENA has filed suit seeking to avoid and recover one      $164.9 million
v. Bank of Montreal &                          or more invalid setoffs totaling approximately $164.9
Reliant Energy Services,                       million effected by BofM and Reliant or, in the
Inc.                                           alternative, seeking to recover, as preferential
                                               and/or fraudulent transfers, approximately $164.9
                                               million in payments ENA made directly or indirectly
                                               to BofM and Reliant pursuant to a series of
                                               cross-referenced trade confirmation letters in
                                               November 2001 concerning natural gas swaps.
-------------------------------------------------------------------------------------------------------------------------
Enron Corp., Enron Energy      03-93574        ENE, EESO and EESI have filed suit against JCP           $10.2 million
Services Operations, Inc. &                    seeking declaratory relief and recovery of, as           plus additional
Enron Energy Services, Inc.                    preferential and/or fraudulent transfers,                amounts owing
v. J.C. Penney Company, Inc.                   approximately $10.2 million in payments ENE and/or       to EESO and EESI
                                               EESO made from the company's consolidated cash
                                               management system to satisfy the terms of an
                                               integrated energy management agreement entered into
                                               by EESO and JCP.  Pursuant to the terms of the
                                               agreement, EESO was to pay certain utility companies
                                               for electrical power and/or natural gas supplied
                                               and/or transported by the utilities on JCP's behalf.
                                               In turn, JCP agreed to pay EESO for such service.  In
                                               addition to the foregoing, EESO also seeks recovery
                                               of amounts owing to EESO for services performed
                                               and/or goods delivered to JCP.  Finally, EESI seeks
                                               recovery for amounts owed by JCP to EESI pursuant to
                                               the terms of a gas sales agreement between EESI and
                                               JCP.
-------------------------------------------------------------------------------------------------------------------------
Enron Power Marketing Inc.     03-93592        EPMI seeks to invalidate an approximately $93 million    $93.4 million
v. American Electric Power                     setoff effected by AEPSC.  In the alternative, EPMI
Service Corp.                                  seeks to avoid and recover, as a preferential
                                               transfer, approximately $93 million that EPMI paid,
                                               directly or indirectly, to AEPSC pursuant to the
                                               terms of a master energy purchase and sale agreement
                                               between the parties.

                                               On December 18, 2003, the Bankruptcy Court entered an
                                               order extending AEPSC's time to file its answer until
                                               January 31, 2004.
-------------------------------------------------------------------------------------------------------------------------
Enron Corp. and Enron          03-93429        EESI seeks declaratory relief and damages relating to    $2.6 million
Energy Services Inc. v. The                    defendant's failure to pay amounts due under an
Durst Organization, Inc.                       Electric Energy Sales and Services Agreement.  EESI
                                               and/or ENE also seek to avoid and recover fraudulent
                                               transfers and preferential payments made on behalf of
                                               defendant pursuant to the agreement.
-------------------------------------------------------------------------------------------------------------------------
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                                      278
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
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     CASE STYLE*               ADV. NO.                        NATURE OF PROCEEDING                        AMOUNT**
-------------------------------------------------------------------------------------------------------------------------
Enron Corp. and Enron          03-93489        EESI seeks declaratory relief and damages relating to    $38.1 million
Energy Services Inc. v.                        defendants' failure to pay amounts due under:  (i) a
Harrah's Entertainment,                        Commodity Management Agreement, (ii) a Trade
Inc. and Harrah's Operating                    Confirmation, and (iii) a Master Firm Natural Gas
Co., Inc.                                      Sales Agreement.

                                               EESI and/or ENE also seek to avoid and recover
                                               fraudulent transfers and preferential payments made
                                               on behalf of defendants pursuant to the Commodity
                                               Management Agreement.
-------------------------------------------------------------------------------------------------------------------------
Enron Corp. and Enron          03-93431        ENE and EESO have filed suit against SDG Macerich        $1.5 million
Energy Services Operations,                    Properties L.P., and its general partners Macerich
Inc. v. SDG Macerich                           Property EQ GP Corp. and Simco Acquisitions seeking
Properties, L.P., Macerich                     declaratory relief and avoidance and recovery of
Property EQ GP Corporation                     fraudulent transfers and preferential payments of
and Simco Acquisitions, Inc.                   approximately $511,806; payments ENE made from the
                                               company's consolidated cash management system on
                                               EESO's behalf to satisfy the terms of a gas services
                                               agreement entered into by EESO and Macerich SDG.
                                               Pursuant to the terms of the agreement, EESO was to
                                               pay certain utility companies for electrical power
                                               and/or natural gas supplied and/or transported by the
                                               utilities on the Macerich entities' behalf.  In turn,
                                               Macerich SDG agreed to pay EESO for such service.  In
                                               addition to the foregoing, EESO also seeks recovery
                                               of amounts owing to EESO for services performed or
                                               goods delivered to Macerich totaling approximately $1
                                               million.
-------------------------------------------------------------------------------------------------------------------------
Enron Corp. and Enron          03-93430        ENE and EESO have filed suit against The Macerich Co.    $7.1 million
Energy Services Operations,                    and The Macerich Partnership, L.P. seeking
Inc. v. The Macerich Co.                       declaratory relief and avoidance and recovery of
and The Macerich                               fraudulent transfers and preferential payments of
Partnership, L.P.                              approximately $2.8 million; payments ENE made from
                                               the company's consolidated cash management system on
                                               EESO's behalf to satisfy the terms of a master energy
                                               management agreement entered into by EESO and
                                               Macerich.  Pursuant to the terms of the agreement,
                                               EESO was to pay certain utility companies for
                                               electrical power and/or natural gas supplied and/or
                                               transported by the utilities on the Macerich
                                               entities' behalf.  In turn, Macerich agreed to pay
                                               EESO for such service.   In addition to the
                                               foregoing, EESO also seeks recovery of amounts owing
                                               to EESO for services performed or goods delivered to
                                               Macerich totaling approximately $4.3 million.
-------------------------------------------------------------------------------------------------------------------------


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

-------------------------------------------------------------------------------------------------------------------------
     CASE STYLE*               ADV. NO.                        NATURE OF PROCEEDING                        AMOUNT**
-------------------------------------------------------------------------------------------------------------------------
Enron North America Corp.      03-92893        ENA is seeking declaratory relief and payment of         $5 million
v. Dayton Power & Light                        approximately $5 million, plus interest, that belongs
Company                                        to ENA's estate which DP&L has wrongfully withheld.
                                               The amount sued upon stems from DP&L's failure to pay
                                               prepetition receivables due and owing to ENA under
                                               several Coal Sale and Purchase Agreements, two Master
                                               Firm Natural Gas Supply Agreements, and Enfolio(R)
                                               Firm Confirmations with attached General Terms and
                                               Conditions.
-------------------------------------------------------------------------------------------------------------------------
Enron Corp. and Enron North    03-93566        ENE and ENA seek declaratory relief, avoidance of        $23.2 million
America Corp. v. Amerada                       fraudulent transfers and recovery of preferential
Hess Corp. et al.                              and/or fraudulent transfers made to or on behalf of
                                               Amerada Hess Corp., Hess Energy Services Co. L.L.C.,
                                               Hess Energy Trading Co., L.L.C. and Hess Energy
                                               Trading Co. (UK) Limited, as well as amounts owed by
                                               one or more of the Defendants to ENA.  Specifically,
                                               (a) ENA seeks, among other things, (i) recovery of
                                               approximately $4.3 million for HETC's failure to pay
                                               a termination payment upon the early termination of
                                               transactions between the parties; (ii) recovery of
                                               approximately $4.5 million for AHC's failure to pay a
                                               termination payment upon the early termination of
                                               transactions between ENA and Hess Energy Services Co.
                                               LLC that were assigned to AHC; and (iii) invalidation
                                               of AHC's impermissible setoff; and (b) ENE seeks
                                               avoidance of the guaranty dated October 29, 2001
                                               issued for the benefit of the Defendants and certain
                                               of their affiliates.  In addition, ENE and ENA seek
                                               recovery, as a preference and/or fraudulent
                                               conveyance of approximately $14.4 million of cash
                                               collateral transferred to AHC from November 14, 2001
                                               through November 27, 2001.
-------------------------------------------------------------------------------------------------------------------------
Enron North America Corp.      03-93809        ENA seeks declaratory relief and recovery of             $26.7 million
v. Media General, Inc.                         approximately $26.7 million from Media General for
                                               its failure to pay an early termination payment
                                               resulting from Media General's early termination of
                                               an ISDA master agreement entered into between the
                                               parties.
-------------------------------------------------------------------------------------------------------------------------
ENA Upstream Co., L.L.C. v.    03-93753        ENA Upstream seeks declaratory relief and recovery of    2.8 million
Amerada Hess                                   approximately $2.8 million from Amerada Hess as a
                                               result of Amerada's failure to pay for natural gas
                                               delivered by ENA Upstream to Amerada in November 2001
                                               pursuant to the terms of two agreements between the
                                               parties.

 CASE STYLE*            ADV. NO.               NATURE OF PROCEEDING                  AMOUNT**
 -----------            --------               --------------------                  --------

Enron Reserve           03-93755     ERAC seeks declaratory relief and recovery      $5.9 million
Acquisition Corp. v.                 of approximately $5.9 million from Hess
Hess Energy Trading                  Energy as a result of Hess Energy's failure
Co., L.L.C.                          to pay for quantities of liquid product
                                     delivered by ERAC to Hess Energy in
                                     November 2001 pursuant to the terms of six
                                     agreements between the parties.

* All cases are pending in the Bankruptcy Court or the U.S. District Court for the Southern District of New York.

**   Amounts are taken from pleadings and are approximate.

                    (ii) DOMESTIC TRADING LITIGATION NOT REFERRED TO MEDIATION

                         (A) CONNECTICUT RESOURCE RECOVERY AUTHORITY V. ENRON
CORP., ET. AL. INCLUDING ENRON POWER MARKETING, INC. (ADV. NO. 02-02727, U.S. BANKRUPTCY COURT, SOUTHERN DISTRICT OF NEW YORK, MANHATTAN DIVISION). On July 22, 2002, CRRA instituted this adversary proceeding seeking imposition of a constructive trust in the amount of $220 million against the Debtors' estates. CRRA's suit alleged that it was entitled to priority recovery of the $220 million, which was paid by a third party to EPMI, allegedly on CRRA's behalf in connection with a series of contracts for the generation, purchase, and sale of power. CRRA argued that the contracts were invalid at their inception. The Bankruptcy Court dismissed the adversary proceeding on April 17, 2003 and held that even assuming the contracts were invalid, CRRA had no legal interest or property right in the $220 million, and also that CRRA's allegation that it was entitled to special priority recovery status as a government agency was without merit. CRRA filed a motion for re-argument and reconsideration of the dismissal order, to which ENE filed its opposition on May 9, 2003. The Bankruptcy Court has denied CRRA's motion for reconsideration, and CRRA has filed a notice of appeal.

                         (B) AMERICAN HOME ASSURANCE CO. & FEDERAL INSURANCE CO.
V. ENRON NATURAL GAS MARKETING CORP., ENRON CORP., JPMORGAN CHASE & CO., AND AMERICAN PUBLIC ENERGY AGENCY (ADV. NO. 02-02171, U.S. BANKRUPTCY COURT, SOUTHERN DISTRICT OF NEW YORK, MANHATTAN DIVISION). On March 15, 2002, American Home. and Federal Insurance Co. filed an adversary proceeding seeking a declaratory judgment and injunctive relief related to excess collateral payments in the approximate amount of $33.5 million held by JPMorgan Chase & Co. This matter relates to an April 1999 prepaid natural gas forward sale contract between ENGMC and American Public Energy Agency, a Nebraska political subdivision, in which APEA paid approximately $287 million to ENGMC for ENGMC's contract to deliver natural gas to APEA over a twelve year period. The plaintiffs' motion for summary judgment was heard on October 17, 2002. On February 25, 2003, the Bankruptcy Court entered a memorandum decision and order denying the plaintiffs' motion for summary judgment and granting ENE's and ENGMC's request for dismissal of the complaint. The plaintiffs filed their notice of appeal on March 5, 2003 and have filed their appellants' briefs. Refer to Sections III.F.34., "Mahonia Prepaid Forward Contracts", IV.C.1.c(i)., "Trading Litigation Referred to Mediation" and IV.C.1.d(iii)., "JPMorgan Chase Bank, for and on behalf of Mahonia Limited and Mahonia Natural Gas Limited v. Liberty Mutual Insurance Company, Travelers Casualty & Surety Company, St. Paul Fire and Marine Insurance Company, Continental Casualty Company, National Fire Insurance Company of Hartford, Fireman's Fund


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
Insurance Company, Safeco Insurance Company of America, The Travelers Indemnity Company, Federal Insurance Company, Hartford Fire Insurance Company, and Lumbermens Mutual Casualty Company (Case No. 01-CV-11523, United States District Court for the Southern District of New York (removed from the New York Supreme Court))" for further information.

                         (C) HENDRICKS, ON BEHALF OF HERSELF AND ALL OTHERS
SIMILARLY SITUATED AND ON BEHALF OF THE GENERAL PUBLIC V. DYNEGY POWER MARKETING, INC., ENRON ENERGY SERVICES, ENRON POWER MARKETING, INC., PG&E ENERGY TRADING, RELIANT ENERGY SERVICES, INC., SEMPRA ENERGY TRADING, SEMPRA ENERGY RESOURCES, SOUTHERN COMPANY ENERGY MARKETING, WILLIAMS ENERGY MARKETING AND TRADING, WILLIAM ENERGY SERVICES COMPANY, DUKE ENERGY TRADING AND MARKETING, L.L.C., NRG ENERGY, MORGAN STANLEY CAPITAL GROUP, INC. AND DOES 1 THROUGH 200 INCLUSIVE (WHOLESALE ELECTRICITY ANTITRUST CASES I & II, JUDICIAL COUNCIL COORDINATION PROCEEDING NOS. 4204-00005 AND 4204-00006, SUPERIOR COURT, SAN DIEGO COUNTY, California). EPMI and EES have been sued in four separate cases, including the Hendricks class action, all alleging violations of the California anti-trust and unfair competition laws. The cases have now been consolidated in California state court, and are currently stayed as to EPMI and EES.

                         (D) ENRON NORTH AMERICA CORP. V. ANTARRA RESOURCES,
INC. AND BADAK GAS MARKETING, INC. (NO. 2000-42097, 157TH JUDICIAL DISTRICT COURT, HARRIS COUNTY, TEXAS). Badak Resources, a subsidiary of Antarra Resources, Inc., defaulted on a gas sales agreement with ENA. Antarra, Badak's parent, guaranteed performance under the contract. ENA's damages are approximately $8.4 million. Antarra claims ENA's damages are approximately $2.5 million. ENA's motion for summary judgment on the liability issue under the gas sales contract was granted on December 12, 2000. Antarra has filed a counterclaim alleging breach of a confidentiality agreement and fraud. Antarra has produced an expert report purportedly supporting a claim to $16.6 million in damages on its counterclaim. On October 10, 2001, Badak filed a plea in intervention, alleging claims for breach of contract and violations of the Texas Deceptive Trade Practices Act against ENA. The case has been stayed by ENA's bankruptcy filing. In October 2002, the court entered an order retaining the case on the docket.

                         (E) FRONTERA GENERATION LIMITED PARTNERSHIP V. ENRON
POWER MARKETING, INC. AND ELECTRIC RELIABILITY COUNCIL OF TEXAS, INC. (ADV. NO. 02-08004, U.S. BANKRUPTCY COURT, SOUTHERN DISTRICT OF NEW YORK, MANHATTAN DIVISION). Frontera filed this adversary proceeding in January 2002 to recover funds held by EPMI and ERCOT in connection with EPMI's prepetition participation in the deregulated Texas electricity market. On September 26, 2002, the Bankruptcy Court approved a stipulation by EPMI and ERCOT in which the parties agreed that (1) issues relating to ERCOT's methodology and judgment and the accurate amounts in the two funds will be decided in accordance with the dispute resolution procedures provided for in the ERCOT protocols and (2) issues relating to ERCOT's ability to setoff, entitlement to funds paid by ERCOT to EPMI, and the imposition of a constructive trust are to be decided by the Bankruptcy Court after the dispute resolution proceedings have concluded. On December 10, 2002 the Bankruptcy Court entered an order granting ERCOT's relief from automatic stay to setoff mutual obligations. At a hearing on January 24, 2003 the Bankruptcy Court granted that the portion of ERCOT's motion seeking to stay the proceeding and compelled Frontera to submit its claim of supplemental jurisdiction to alternative dispute resolution.

                         (F) SAFECO INSURANCE CO. OF AMERICA V. ISO NEW ENGLAND,
INC. (ADV. NO. 01-03652, U.S. BANKRUPTCY COURT, SOUTHERN DISTRICT OF NEW YORK, MANHATTAN DIVISION). On December 21, 2001, Safeco filed this action seeking a declaratory judgment that NEPOOL's prepetition demands under certain performance bonds were premature and had no legal effect. If such demands were proper, Safeco seeks a determination of the proper amounts due under the performance bonds.

                    (iii) CANADIAN TRADING CASES NOT REFERRED TO MEDIATION(41)

                         (A) ENRON CANADA CORP. V. ANADARKO ENERGY LTD. (NO.
0201-14403, QUEEN'S BENCH OF ALBERTA, JUDICIAL DISTRICT OF CALGARY). In January 1996, Enron Canada and Anadarko entered into a one-way master firm gas purchase/sale agreement. In November 2001, Anadarko gave notice that it intended to terminate the agreement on the basis that ENE's credit rating downgrade constituted a "triggering event" as the term is defined in the agreement thereby giving it the right to terminate the agreement. Enron Canada alleges that no "triggering event" took place and therefore Anadarko is in breach of the agreement for its failure to deliver gas pursuant to the terms of the agreement. Enron Canada seeks to recover approximately CAD $23.3 million for gas delivered, deficiency damages and early termination damages.

                         (B) ENRON CANADA CORP. V. AQUILA CANADA CORP. & AQUILA,
INC. (NO. 0301-01202, QUEEN'S BENCH OF ALBERTA, JUDICIAL DISTRICT OF CALGARY). Enron Canada commenced this proceeding against Aquila to recover net AR/AP of approximately CAD $1.9 million and approximately CAD $21.8 million due to Enron Canada as a result of Aquila's early termination of multiple gas purchase and sale agreements and an ISDA agreement between the parties. In November 2003, Enron Canada amended its complaint to recover costs provided for in the contract; the total recovery now sought is approximately CAD $36.8 million. Aquila seeks to pierce the corporate veil and contends it has the right to setoff from all Enron affiliates.

                         (C) ENRON CANADA CORP V. CINERGY CANADA, INC. AND
CINERGY CORP. (NO. 0201-15435, QUEEN'S BENCH OF ALBERTA, JUDICIAL DISTRICT OF CALGARY). Enron Canada and Cinergy Canada agreed to transactions for the sale and delivery of gas governed by GTCs containing two-way damage calculations. Enron Canada terminated the confirmation on the grounds that Cinergy Canada failed to make payments owed to Enron Canada for gas deliveries. Enron Canada also made a demand to Cinergy Corp. for the amounts owed by Cinergy Canada pursuant to the guaranty agreement Cinergy Corp. executed guaranteeing Cinergy Canada's obligations to Enron Canada. Cinergy Corp. also refused to pay for the gas deliveries. Enron Canada seeks damages of CAD $7.4 million plus interest. Cinergy Corp.'s request for a stay of these proceeding in the Alberta courts on the basis of a claim it

--------
(41) Cases filed in foreign jurisdictions may seek damages or recoveries in currencies other than U.S. dollars; thus, the amounts may vary depending upon the applicable exchange rate. Unless otherwise indicated, the damages and recoveries sought are in U.S. dollars.

recently filed in Bankruptcy Court alleging that ENE and all of its affiliates were a single business unit was denied. Cinergy has appealed. The parties have reached a tentative settlement.

                         (D) ENRON CANADA CORP. V. IMC CANADA LTD. AND IMC
CANADA LTD., COUNTERPLAINTIFF V. ENRON CANADA CORP., COUNTERDEFENDANT (NO. 0101-22287, QUEEN'S BENCH OF ALBERTA, JUDICIAL DISTRICT OF CALGARY) AND ENRON CANADA CORP. V. IMC CANADA LTD. AND IMC CANADA LTD., COUNTERPLAINTIFF V. ENRON CANADA CORP., COUNTERDEFENDANT (AMERICAN ARBITRATION ASSOCIATION, NEW YORK, NEW
YORK). On October 25, 2000, Enron Canada and IMC entered into a two-way ISDA Master Agreement. IMC failed to make payments due under the ISDA in December 2000 and Enron Canada terminated the agreement. Enron Canada made demand for $814,000 under a letter of credit posted by IMC as collateral pursuant to the ISDA. IMC sought, unsuccessfully, an injunction preventing Enron Canada from making the demand, and IMC has appealed the denial of its injunction.

               In a related proceeding, on July 23, 2002, Enron Canada commenced arbitration proceedings claiming a receivable of over CAD $2 million and mark-to-market losses of almost CAD $19 million. In its statement of counterclaim and answering statement, IMC alleges (1) that it was fraudulently induced by Enron Canada to enter into the ISDA Agreement and therefore was entitled to damages from Enron Canada in an amount not less than $13 million;
(2) that Enron Canada wrongfully declared that IMC breached the ISDA Agreement and this in itself is a breach of the ISDA Agreement by Enron Canada; (3) the condition precedent under the ISDA Agreement has not been fulfilled and therefore IMC is not under any payment obligation to Enron Canada; and (4) Enron Canada is barred from making a claim based on estoppel. IMC and Enron Canada have, through mediation, settled their claims. The necessary approval has been obtained in the bankruptcy proceeding.

                         (E) ENRON CANADA CORP. V. MIRANT CANADA ENERGY
MARKETING LTD. AND MIRANT CANADA ENERGY MARKETING, LTD, COUNTERPLAINTIFF V. ENRON CANADA CORP., COUNTERDEFENDANT (NO. 0201-05552, QUEEN'S BENCH OF ALBERTA, JUDICIAL DISTRICT OF CALGARY). Enron Canada filed suit against Mirant Canada Energy Marketing Ltd. seeking mark-to-market losses of CAD $53 million pursuant to two GTCs entered into between the parties. Mirant Canada alleges it had the right to terminate the GTCs on the basis of ENE's credit rating downgrade. Mirant Canada denies that Enron Canada lawfully terminated the GTCs and that even if ECC properly terminated the GTCs, Enron Canada incorrectly calculated the amounts owing under the GTCs. Mirant Canada also claims the right to set off amounts owing by ENA to its parent on the basis of a setoff provision in the GTCs. Mirant Canada also seeks setoff in the basis of the EnronOnline(R) electronic transaction agreement to the extent of the EnronOnline(R) mark-to-market positions. Enron Canada had taken steps to pursue Mirant (U.S. parent) on its $30 million guarantee, but attempts to collect on the guarantee are currently stayed as a result of Mirant's chapter 11 filing. In addition, Mirant Canada has filed for creditor protection under the Canadian Company Creditors Arrangement Act. Enron Canada is evaluating the effect of this filing.

                         (F) ENRON CANADA CORP. V. PETRO-CANADA (NO. 0301-01069,
QUEEN'S BENCH OF ALBERTA, JUDICIAL DISTRICT OF CALGARY). Enron Canada and Petro-Canada entered into a one-way master gas purchase/sale agreement dated September 8, 1997 and amended on October 4, 2000. On February 6, 2003, Enron Canada filed an amended statement of claim against Petro-Canada, 177293 Canada Ltd., 676071 Alberta Ltd. and Petro Canada Oil and Gas to recover termination damages in the amount of CAD $148.4 million and deficiency damages in the amount of CAD $681,000 and interest on such amounts. In August 2003, Enron Canada filed a second amended statement of claim seeking recovery of approximately CAD $149 million. Petro-Canada, 177293 and 676071 carry on business in partnership under the name Petro Canada Oil & Gas. Petro-Canada alleges it validly terminated the agreement as result of the material alteration clause and that the deemed to zero clause operates to eliminate Enron Canada's claim to its mark-to-market. Enron Canada maintains Petro-Canada's notices were invalid because they failed to provide Enron Canada adequate time to post collateral to cure the material alteration clause. Enron Canada also maintains the "one way" clause is a penalty and unenforceable.

                         (G) ENRON CANADA CORP. V. SUNCOR ENERGY INC. (NO.
0301-18928 QUEEN'S BENCH OF ALBERTA, JUDICIAL DISTRICT OF CALGARY). ECC initiated this proceeding against Suncor on November 28, 2003, seeking recovery of approximately CAD $20.5 million owing to ECC by Suncor pursuant to the terms of a master firm gas purchase/sale agreement between the parties. The parties are discussing entering into agreed arbitration.

                         (H) ENRON CANADA CORP. V. DYNEGY CANADA INC. AND DYNEGY
HOLDINGS INC. (NO. 0301-18703, QUEEN'S BENCH OF ALBERTA, JUDICIAL DISTRICT OF CALGARY). Enron Canada initiated this proceeding against Dynegy on November 26, 2003, seeking recovery of approximately CAD $97 million owing to Enron Canada by Dynegy pursuant to the terms of a 1994 master firm gas purchase/sale agreement between Enron Canada's predecessor, Enron Gas Services Canada Corp. and Dynegy's predecessor, NovaGas Clearinghouse Limited Partnership, and a 1995 Master Agreement between Enron Canada's then predecessor, Enron Capital & Trade Resources Canada Corp. and NovaGas.

                         (I) ENRON DIRECT CANADA CORP., IN RECEIVERSHIP; EESC IN
BANKRUPTCY. Enron Canada has claims against EDCC in receivership and EESC in bankruptcy for CAD $12 million and CAD $8 million, respectively. Quaker Oats continues to substantially impede the orderly receivership of EDCC by seeking court-ordered replacement of the bankruptcy receiver, Richter Allen & Taylor, by alleging complicity with Enron Canada, conflict of interest, and other misconduct. The court has appointed a former Justice of the Court of Queen's Bench to investigate whether EDCC properly disposed back-to-back contracts with retail customers and Enron Canada to a third party for a commercially reasonable price. Quaker was ordered to post CAD $600,000 by a letter of credit as security for costs for the application and as a condition precedent to the continuation of the challenge. The investigator prepared its report, which was submitted to the court in September 2003. Final orders settling all matters and resulting in a payout of approximately CAD $6.8 million to ECC were entered on September 26, 2003. ECC anticipates an additional nominal distribution in the next 6-12 months.

                         (J) CALPINE CANADA NATURAL GAS PARTNERSHIP V. ENRON
CANADA CORP. AND ENRON CANADA CORP, COUNTERPLAINTIFF V. CALPINE CANADA NATURAL GAS PARTNERSHIP, COUNTERDEFENDANT (NO. 0201-02256, QUEEN'S BENCH OF ALBERTA, JUDICIAL DISTRICT OF CALGARY). In 1995 and 1996, Enron Canada and Calpine entered into two one-way master firm gas purchase/sale agreements. Calpine has filed suit alleging that various "triggering events," as the term is defined in the agreements, occurred thereby giving it the right to terminate the agreement. Calpine seeks damages of approximately $1.6 million plus interest. In its counterclaim, Enron Canada seeks setoff of the account receivable and mark-to-market damages of over CAD $30 million.

                         (K) DOMCAN BOUNDARY CORP. V. ENRON CANADA CORP. (NO.
0201-01117, QUEEN'S BENCH OF ALBERTA, JUDICIAL DISTRICT OF CALGARY). In August 1998, Domcan and Enron Canada entered into a master firm gas purchase/sale agreement. In December 2001, Domcan terminated the agreement due to the ENE's downgrade alleging that the downgrade constituted a "triggering event" as the term is defined in the agreement thereby allowing Domcan to terminate the agreement. On January 18, 2002, Domcan filed suit seeking to recover CAD $1.1 million for gas delivered by Domcan to Enron Canada. Domcan also seeks a declaration that Domcan properly terminated the Agreement. Enron Canada filed a counterclaim seeking setoff and recovery of mark-to-market losses of CAD $15.5 million.

                         (L) MARATHON CANADA LIMITED V. ENRON CANADA CORP. AND
ENRON CANADA CORP., COUNTERPLAINTIFF V. MARATHON CANADA LIMITED AND MARATHON OIL CO., COUNTERDEFENDANTS (NO. 0201-07692, QUEEN'S BENCH OF ALBERTA, JUDICIAL DISTRICT OF CALGARY). On January 30, 1995, Tarragon Oil and Gas Ltd., predecessor to Marathon, and Enron Canada entered into a firm gas purchase and sale agreement. Marathon alleges a triggering event occurred when ENE's credit rating was downgraded. Marathon gave Enron Canada notice that it was terminating the agreement. On May 8, 2002, Marathon Canada Limited, successor to Tarragon, filed a suit against Enron Canada to recover amounts owed for gas deliveries. Marathon seeks judgment in the amount of CAD $560,000 plus interest and a declaration that it validly terminated the Agreement. In its counterclaim, amended in November 2003, Enron Canada alleges that Marathon failed to deliver gas and this breach gave Enron Canada the right to terminate the agreement. Enron Canada seeks its mark-to-market loses in the amount of CAD $93.7 million from Marathon Canada Limited and CAD $21.9 million from Marathon Oil Co. as well as setoff.

                         (M) MURPHY OIL CO., LTD. AND MURPHY CANADA EXPLORATION
CO. V. ENRON CANADA CORP. AND ENRON CANADA CORP., COUNTERPLAINTIFF V. MURPHY OIL CO. LIMITED, MURPHY OIL EXPLORATION CO. AND MURPHY EXPLORATION & PRODUCTION CO., COUNTERDEFENDANTS (0201-0379, QUEEN'S BENCH OF ALBERTA, JUDICIAL DISTRICT OF CALGARY). Murphy Oil Company Ltd. entered into a master firm gas purchase agreement with Enron Gas Marketing, Inc. on September 1, 1992, that was subsequently assigned to Enron Canada. Murphy terminated the agreement as a result of ENE's credit rating downgrade. In its suit Murphy claims $1.6 million for gas delivered to Enron Canada. In its counterclaim, Enron Canada alleges Murphy wrongfully repudiated the agreement and seeks setoff of all amounts owed by Enron Canada to Murphy, should setoff be allowed in a related lawsuit between Enron Canada and Murphy Canada Exploration Co. In the Murphy Canada Exploration litigation, Murphy Canada Exploration Company entered into a master firm gas purchase/sale agreement with Enron Canada on July 11, 1995. MCE terminated the agreement in December 2001 based on ENE's credit rating downgrade, and in turn, Enron Canada terminated the agreement on the grounds that MCE wrongfully repudiated the agreement. MCE has filed suit, seeking receivables of over CAD $200,000 and CAD $800,000. In its counterclaim, Enron Canada seeks setoff and recovery of mark-to-market losses of approximately CAD $30 million.

                         (N) RELIANT ENERGY SERVICES, INC., ET AL. V. ENRON
CANADA CORP. (NO. 02-706, U.S. DISTRICT COURT, SOUTHERN DISTRICT OF TEXAS, HOUSTON, DIVISION; APP. NO. 02-20447, U.S. COURT OF APPEALS, FIFTH CIRCUIT). In March 2002, Reliant sued Enron Canada in the United States District Court for the Southern District of Texas seeking to recover approximately $78 million that Reliant claimed was due under a Master Netting Agreement entered into by Reliant affiliates, on the one hand, and Enron Canada on the other. Reliant also sought injunctive relief requiring Enron Canada to deposit $78 million in the registry of the court pending disposition of the suit. After an emergency hearing in March 2002, the court denied Reliant's request for injunctive relief and granted Enron Canada's motion to dismiss the case in its entirety. The Fifth Circuit Court of Appeals reversed Judge Harmon's dismissal of Reliant's claims and remanded the case to the trial court for further proceedings.

                         (O) TALISMAN ENERGY, INC. V. ENRON CANADA CORP. AND
ENRON CANADA CORP., COUNTERPLAINTIFF V. TALISMAN ENERGY, INC., COUNTERDEFENDANT (NO. 0201-02606, QUEEN'S BENCH OF ALBERTA, JUDICIAL DISTRICT OF CALGARY). In February 2002, Talisman filed suit to recover CAD $2 million allegedly owed for gas delivered to Enron Canada pursuant to a one-way master firm gas purchase/sale agreement between the parties. Enron Canada has filed a counterclaim alleging that Talisman failed to deliver gas pursuant to the terms of the agreement constituting a triggering event that allowed Enron Canada to terminate the agreement. Enron Canada seeks an order from the court directing that a setoff be applied and seeks recovery of mark-to-market damages of over CAD $45 million; and Talisman Energy, Inc. v. Enron Canada Corp. and Enron Canada Corp., counterplaintiff v. Talisman Energy, Inc., counterdefendant. In January 1999, EEC and Talisman entered into a two-way ISDA agreement. Talisman filed suit in February 2002 alleging that various "triggering events," as the term is defined in the agreement, occurred thereby giving it the right to terminate the agreement. Talisman seeks damages in the amount of CAD $5 million plus interest. Enron Canada has filed a counterclaim seeking setoff of the amount due in the related action, which is in the amount of CAD $45.2 million.

         d. LITIGATION RELATED TO STRUCTURES

               (i) JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT AND AS COLLATERAL AGENT FOR CHEROKEE FINANCE V.O.F. AND ENRON FINANCE PARTNERS, L.L.C., AND AS ATTORNEY IN FACT FOR SEQUOIA FINANCIAL ASSETS, L.L.C. V. ENRON CORP., ENRON NORTH AMERICA CORP. AND ENRON POWER MARKETING, INC. (ADV. NO. 01-03637, U.S. BANKRUPTCY COURT, SOUTHERN DISTRICT OF NEW YORK, MANHATTAN DIVISION). On December 11, 2001, JPMCB filed this adversary proceeding seeking (1) turnover from ENE, ENA, and EPMI of accounts receivable, commercial paper, cash, and other property worth in excess of $2.1 billion, (2) an accounting of these assets, and (3) an injunction to prevent the Enron defendants' use of such assets. JPMCB claims that the assets are being held by ENE, but are owned by Sequoia, Cherokee, and EFP pursuant to two separate accounts receivable acquisition transactions involving the Enron defendants, whereby the Enron defendants sold the receivables, but whereby ENE acted as servicer to handle accounting, billing, collection, cash management, and reporting of the receivables. JPMCB alleges that the Enron defendants and their estates hold the assets merely as servicer and that they transferred title to the assets to Sequoia, Cherokee, and EFP prior to the Petition Date; therefore they are not assets of the bankruptcy estate. JPMCB and the Enron defendants have entered into a series of stipulations to extend the Enron defendants'


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answer date to November 19, 2003. On November 19, 2003, the Enron defendants filed their answer. On November 20, 2003, the Enron defendants filed their first amended answer.

               (ii) THE BANK OF NEW YORK, AS INDENTURE TRUSTEE OF AND ATTORNEY-IN-FACT FOR MARLIN WATER TRUST, HSBC TRINKAUS & BURKHARDT KGAA, D.E. SHAW LAMINAR PORTFOLIOS, L.L.C., APPALOOSA MANAGEMENT, L.P., OZ MANAGEMENT, L.L.C., AND OZF MANAGEMENT, L.P. V. ENRON CORP., ET AL. AND THE OFFICIAL COMMITTEE OF UNSECURED CREDITORS OF ENRON CORP., ET AL. (ADV. NO. 02-02380, U.S. BANKRUPTCY COURT, SOUTHERN DISTRICT OF NEW YORK, MANHATTAN DIVISION). On May 9, 2002, The Bank of New York, as Indenture Trustee under the Marlin Supplemental Indenture, along with several holders of Marlin II Notes, commenced an adversary proceeding seeking a declaratory judgment that L73 million of proceeds from the prepayment of the Azurix Europe Deed on December 5, 2001 could be distributed, pro rata, to the holders of the Marlin notes. The basis of the noteholders' claims is that the proceeds of the Azurix Europe Deed are not property of ENE's estate and should be distributed, pro rata, to the noteholders in satisfaction of the alleged security obligation made on the Marlin notes. After the Bankruptcy Court denied the defendants' motion to stay, the defendants filed their answers on November 18, 2002. The Creditors' Committee and ENE have pleaded that the operative documents do not result in a pledge of the proceeds to the noteholders in connection with the Marlin II transaction, but instead only with respect to the Marlin I Notes, through the date of their repayment. The Bankruptcy Court issued summary judgment in favor of the noteholders, and on June 9, 2003, the Creditors' Committee filed a notice of appeal and an emergency motion to stay the order granting the summary judgment. The matter has been settled, and the adversary proceeding was dismissed with prejudice on August 12, 2003. Refer to Section III.F.37.f., "Structure Resolution" for information relating to settlement of this litigation.

               (iii) JPMORGAN CHASE BANK, FOR AND ON BEHALF OF MAHONIA LIMITED AND MAHONIA NATURAL GAS LIMITED V. LIBERTY MUTUAL INSURANCE COMPANY, TRAVELERS CASUALTY & SURETY COMPANY, ST. PAUL FIRE AND MARINE INSURANCE COMPANY, CONTINENTAL CASUALTY COMPANY, NATIONAL FIRE INSURANCE COMPANY OF HARTFORD, FIREMAN'S FUND INSURANCE COMPANY, SAFECO INSURANCE COMPANY OF AMERICA, THE TRAVELERS INDEMNITY COMPANY, FEDERAL INSURANCE COMPANY, HARTFORD FIRE INSURANCE COMPANY, AND LUMBERMENS MUTUAL CASUALTY COMPANY (CASE NO. 01-CV-11523, UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK (REMOVED FROM THE NEW YORK SUPREME COURT)). On December 11, 2001, JPMCB filed a declaratory judgment action in the Supreme Court of the State of New York seeking a declaration that the defendant insurance companies were obligated to pay amounts allegedly owing under the terms of surety bonds by which they guaranteed obligations of ENGMC and ENA in favor of Mahonia Limited or Mahonia Natural Gas Limited. This dispute arose as a result of the defendant insurance companies' refusal to pay amounts JPMCB alleged were due and owing in favor of Mahonia, pursuant to the terms of bonds defendants issued that guaranteed commodity trades between the Enron entities and Mahonia. The transactions allegedly enabled the Enron entities to (a) book the "sale" price as earnings, although simultaneously burdening the company with an obligation to purchase the same contracts back within months, and (b) obtain what was in essence a loan, without having to book the liability on its balance sheet. JPMCB, however, alleged that the insurance companies were aware of the details of the complex deals and brought the complaint against the insurers.


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               The case went to trial on January 2, 2003. On the eve of trial, a settlement was reached whereby defendants agreed to pay JPMCB 60% of the amount underwritten, or approximately $600 million dollars. A stipulation and order of dismissal was entered by the court on January 6, 2003. According to media accounts describing the settlement, JPMCB also assigned its indemnity rights against the Enron entities to the defendant insurance companies.

         e. REGULATORY RELATED LITIGATION

               (i) FERC LITIGATION. FERC has instituted several investigations, some of which have resulted in FERC enforcement actions, as well as other material litigation involving FERC, which is described below. Refer to Section IV.C.2.b., "FERC Investigations" for further information.

                    (A) FERC ENFORCEMENT ACTIONS. FERC identified specific instances in which EPMI, ECTRIC, and PGE may have engaged in possible misconduct under the FPA. As a result, on August 13, 2002 FERC initiated five separate investigations into possible violations by the aforementioned companies and others.

                         (1) AVISTA CORP., DOCKET NO. EL02-115-000. This FERC
proceeding involves allegations of improper trades among EPMI, PGE, Avista Corporation and Avista Energy, Inc. Issues involving Enron Companies were moved to Docket No. EL02-114 and subsequently to Docket No. EL03-137. Certain of the parties to the proceeding, including FERC Trial Staff, have reached a settlement. Although some of the parties to the proceeding contested the settlement, the Presiding Judge certified the settlement, and it is now pending before FERC. FERC has the authority to accept a contested settlement. The contested settlement would not impose penalties upon any Enron entity. If the settlement is approved, the case will conclude and the Enron entities will have no liability.

                         (2) EL PASO ELEC. CO., DOCKET NO. EL02-113-000. This
FERC proceeding involves an investigation and hearing into whether EPMI and ECTRIC may have violated the terms of their market-based rate authority by entering into a relationship with El Paso Electric Company without fully informing FERC. On July 15, 2003, the Presiding Administrative Law Judge issued an initial decision seeking disgorgement of estimated EPMI profits of $32.5 million. EPMI has appealed that decision to FERC itself by filing a brief on exceptions. Briefs on exceptions to FERC have also been filed by the State of California and PG&E. Both parties are asking for disgorgement of $2.97 billion.

                         (3) PORTLAND GENERAL ELEC. CO., DOCKET NOS.
EL02-114-000, EL02-115-001. This FERC proceeding involves issues surrounding the relationship between EPMI and PGE. In this action, FERC seeks disgorgement of an estimated $40 million in EPMI profits. Refer to Section VIII.C.14., "FERC Investigation of Trading Activities" for further information regarding PGE Litigation and Government Investigation. On August 27, 2003, PGE and FERC trial staff filed a settlement with the Administrative Law Judge and requested certification of the settlement to FERC. By an October 1, 2003 order, the Presiding Administrative Law Judge severed many issues in this proceeding related to EPMI and consolidated them with Docket No. EL03-137. On November 10, 2003, the Administrative Law Judge certified the settlement to FERC. A ruling is expected on or about December 17, 2003.


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                         (4) AMERICAN ELECTRIC POWER SERVICES CORP., ET AL.,
DOCKET NOS. EL03-137-000, ET al.,. On June 25, 2003, FERC issued an order alleging market manipulation by EPMI, EESI, PGE, and 48 other companies. On July 25, 2003, EESI and EPMI filed a request for rehearing of the June 25 order. On July 17, 2003, the ISO provided data to EPMI, EESI, PGE and other parties regarding activity in California. The remaining Enron entities filed their response on September 2, 2003. A procedural schedule is to be released in early November 2003, and testimony is due in early March 2004. A hearing is to be held in mid-March 2004. With regard to EPMI's and EESI's request for rehearing, FERC has extended the time in which it may act on petitions for rehearing, and there is no date upon which FERC is required to act. FERC may seek disgorgement of profits for sales made during the period from January 2000 to October 1, 2000.

                         (5) ENRON POWER MARKETING, INC. AND ENRON ENERGY
SERVICES, INC., ET AL., DOCKET NO. EL03-180-000. Also on June 25, 2003, FERC issued an order alleging that EPMI and EESI "worked in concert" with ten others to violate the ISO tariff, and that the 24 named companies (including EPMI and EESI) failed to notify FERC of various relationships, in violation of market rate certificates. This proceeding will cover the period from January 1, 2000 through June 20, 2001, and may be in addition to any refunds that may be ordered by FERC from October 2, 2000 forward. EPMI and EESI filed their responses to FERC's allegations on September 2, 2003. On July 25, 2003, EPMI and EESI filed a request for rehearing of FERC's June 25 order. With regard to EPMI's and EESI's request for rehearing, FERC has extended the time in which it may act on petitions for rehearing, and there is no date upon which FERC is required to act. EPMI and EESI filed initial testimony in this proceeding on October 3, 2003, and the hearing is scheduled to commence on April 13, 2004.

                    (B) QUALIFYING FACILITY ACTION

                         (1) CABAZON POWER PARTNERS, L.L.C., ET AL. V. SOUTHERN
CALIFORNIA EDISON COMPANY (NO. BC249688, SUPERIOR COURT, LOS ANGELES COUNTY-CENTRAL DISTRICT, CALIFORNIA). Cabazon Power, a wholly owned subsidiary of Wind, and other power project companies owned or managed by Wind, sued Southern California Edison for non-payment of approximately $10 million owed to them for electrical energy generated by the companies during the period November 2000 through March 2001 and delivered to Southern California Edison under various PPAs. The parties entered into a standstill agreement for the period ending June 2002, pending a proposed settlement. Settlement negotiations were unsuccessful. A status conference was held on October 3, 2002 setting a trial date of April 30, 2003. This matter will be settled in connection with the proposed qualified facilities settlement that has been approved by the Bankruptcy Court and the California PUC. On August 28, 2003, the trial court entered a dismissal of the proceeding.

                    (C) OTHER FERC ACTIONS

                         (1) SAN DIEGO GAS & ELECTRIC V. SELLERS OF ENERGY AND
ANCILLARY SERVICES ET AL., INCLUDING EPMI AND EES, AS WELL AS PGE, DOCKET NO. EL00-95 ET SEQ., (CALIFORNIA ELECTRICITY REFUND PROCEEDING). Refer to Section VIII.C.11., "California Electricity Refund Proceeding" for further information. California Utilities filed a complaint with FERC seeking refunds for wholesale electricity prices in California's single


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auction spot markets that the California Utilities allege were unjust and unreasonable. The California Utilities have been joined by various California State Agencies and the California Attorney General. They seek in excess of $9 billion in refunds from all market participants. Under the FPA, the refund period is limited to October 2, 2000 through June 20, 2001. The matter was tried before an administrative law judge during 2001 and 2002 and recommendations were made to FERC as to the methodology for calculating refunds. FERC is still considering the final refund formula to be used. In addition, as a result of 100 days of discovery ordered by FERC into allegations of market manipulation, the California parties are seeking to extend the refund period back to May 2000 and increase the scope of transactions for which refunds will be ordered. The California parties have also made allegations of improper conduct against EPMI and EES that they allege must be taken into account in determining refund liability as well as other sanctions. Until FERC determines the final formula to be used for calculating refunds, it is not possible to estimate EPMI's and EES's potential refund liability. Moreover, since the Enron entities were both purchasers and sellers, to the extent that EPMI and EES are owed refunds, those amounts could offset any refund liability assessed against the Enron entities. The Enron entities may not know the amount assessed against them for refund liability until the fourth quarter of 2003 or first quarter of 2004. The Enron entities have posted with the PX substantial prepetition cash collateral (approximately $135.6 million) that FERC has ordered be held pending resolution of the refund hearing. In addition, the Automated Power Exchange is holding approximately $2 million in prepetition cash collateral pending final resolution of refund liability. EPMI and EES may have the opportunity to prove at the end of the refund case that if they are ordered to pay refunds, their cost of acquiring the energy warrants a reduction in refund liability.

                         (2) PUGET SOUND ENERGY INC. V. ALL JURISDICTIONAL
SETTLERS OF ENERGY ET AL., INCLUDING EPMI, AS WELL AS PGE. DOCKET NO. EL01-10 ET SEQ., (PACIFIC NORTHWEST REFUND Proceeding). Certain Pacific Northwest Utilities alleged that they had been charged unjust and unreasonable prices for wholesale electricity they purchased in the wholesale electricity market for the Pacific Northwest. ENE's total transactions in this market during the refund period from December 25, 2000 to June 20, 2001 exceeded $3 billion. This matter was tried in September 2001. In December 2001, an administrative law judge recommended that no refunds be awarded because she determined a competitive market was operating. FERC reopened the record to allow additional discovery into allegations of market manipulation during 2002 and 2003. On June 2, 2003, FERC heard oral argument on the question of whether to reopen the record or adopt the administrative law judge's recommendation. On June 26, 2003, FERC issued an order affirming the administrative law judge's recommendation that no refund be awarded. Requests for rehearing have been filed, which FERC has granted. On November 10, 2003, the FERC issued an order denying the rehearing and terminated the proceeding. Opposing parties have indicated their intent to appeal.

                         (3) NEVADA POWER COMPANY & SIERRA PACIFIC POWER COMPANY
V. ENRON POWER MARKETING, INC. (NO. EL 02-28-000, FEDERAL ENERGY REGULATORY COMMISSION). In 2001, NPC entered several large long-term electricity contracts with EPMI. NPC filed a complaint with FERC requesting that the cost of energy in the parties' contract be mitigated because of EPMI's alleged manipulation of the electricity markets in the western United States. The value of the NPC contract to EPMI is approximately $300 million. In December 2002, the FERC administrative law judge issued a decision that NPC and SPPC failed


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to prove that the contracts were unfair and should be set aside. On June 26,
2003, FERC issued an order confirming the administrative law judge's initial decision and dismissing the complaints. On November 10, 2003, FERC denied SPPC and NPC's request for rehearing on the June 26, 2003 order reaffirming its earlier confirmation of the administrative law judge's decision.

                         (4) SIERRA PACIFIC POWER COMPANY AND NEVADA POWER
COMPANY V. ENRON POWER MARKETING, INC. (NO. EL04-1-000, FEDERAL ENERGY REGULATOR COMMISSION). On October 6, 2003, SPPC and NPC filed a complaint against EPMI. The complaint primarily seeks a determination that EPMI did not validly terminate its agreements with SPPC and NPC. FERC has ordered EPMI to respond to the requests for interim relief by October 15, 2003 and to respond on the merits by October 27, 2003. EPMI filed a response regarding the requests for interim relief on October 15, 2003 and filed its response on the merits of the case on October 27, 2003. Refer to Section IV.C.1.c(i)., "Trading Litigation Referred to Mediation" for further information on litigation involving SPPC, NPC and the Debtors.

                         (5) ENRON POWER MARKETING, INC. V. CALIFORNIA POWER
EXCHANGE CORPORATION (NO. 01-00901-CM, U.S. DISTRICT COURT, CENTRAL DISTRICT OF CALIFORNIA), IN RE CALIFORNIA POWER EXCHANGE CORPORATION (NO. LA-01-16577-ES, U.S. BANKRUPTCY COURT; CENTRAL DISTRICT OF CALIFORNIA, LOS ANGELES DIVISION), AND CORAL POWER, L.L.C., ENRON POWER MARKETING, INC., ET AL. V. CALIFORNIA POWER EXCHANGE CORPORATION (DOCKET NOS. EL01-36-000, EL-01-37-000, EL01-43-000, EL01-29-000, AND EL01-33-000, FEDERAL ENERGY REGULATORY COMMISSION). On January 31, 2001, the PX drew down on $140 million of EPMI's collateral as a result of EPMI's alleged breach of the PX tariff. EPMI filed suit in federal district court in Los Angeles requesting that the court: (1) grant a temporary injunction placing all EPMI's collateral in escrow pending resolution of the PX breach of tariff claim and (2) enjoin any assessment of "charge backs" until the issue can be resolved at FERC. On February 9, 2001, the district court granted EPMI's request for a temporary restraining order. EPMI and the PX have now entered into a stipulated injunction granting all of EPMI's requested relief. EPMI also filed a FERC action requesting that FERC interpret the PX charge-back provisions of the PX tariff. FERC issued a ruling that the PX charge-back methodology was unjust and unreasonable. Notwithstanding FERC's ruling, the PX refuses to refund the collateral. EPMI filed a request for clarification of FERC's previous order. FERC has ruled that the PX can retain the $140 million pending the outcome of the California refund case. In July 2002, the PX, Coral Power, and Constellation Power Source filed notices of appeal in the Ninth Circuit Court of Appeals requesting that the court address the justness and reasonableness of the wholesale electricity rates of public utility sellers of ancillary services in spot markets operated by the ISO and PX. In April 2003, EPMI and the PX stipulated to the termination of the injunction and the dismissal of the action. In that stipulation, the PX agreed that all collateral and settlement clearing funds held by it would be held in one or more trustee accounts established in accordance with the PX's Tariff and that the PX was permitted and authorized to withdraw and use funds in such trustee accounts only in accordance with the PX's Tariff and applicable FERC orders.

                         (6) CHALLENGE OF THE CALIFORNIA ATTORNEY GENERAL TO
MARKET-BASED RATES. On March 20, 2002, the California Attorney General filed a complaint


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with FERC against various sellers in the wholesale power market, including PGE and EPMI, alleging that FERC's market-based rates violate the FPA, and, even if market-based rate requirements are valid, that the quarterly transaction reports filed by sellers do not contain the transaction-specific information mandated by the FPA and FERC. The complaint argued that refunds for amounts charged between market-based rates and cost-based rates should be ordered. The FERC denied the challenge to market-based rates and refused to order refunds, but did require sellers, including PGE and EPMI, to refile their quarterly reports to include transaction-specific data. The California Attorney General has appealed FERC's decision to the Ninth Circuit Court of Appeals.

               (ii) STATE REGULATORY LITIGATION

                    (A) ENRON ENERGY SERVICES, INC. AND ENRON ENERGY MARKETING CORP. V. PACIFIC GAS & ELECTRIC CO. (NO. 01-01-032, PUBLIC UTILITY COMMISSION, STATE OF CALIFORNIA). EESI and EEMC have filed a claim with the California PUC against PG&E for $400 million for unpaid power exchange credits owed by PG&E as a result of rising energy prices during the 2001 California energy crisis. The case is currently stayed because of ongoing settlement discussions between the parties. PG&E has filed a counterclaim based on EPMI's alleged manipulation of the energy market.

                    (B) CALIFORNIA INDEPENDENT SYSTEM OPERATOR. EPMI has notified the ISO that during both prepetition and postpetition periods one of its contractors that read retail and commercial meters made an error that resulted in EPMI under-reporting the amount of electrical energy consumed by its customers. EPMI has some postpetition collateral posted with ISO that may or may not pay for the shortfall as a result of the meter reading errors. In order to resolve the problem, EPMI and its vendor are in the process of providing corrected meter data which may take several months. Thereafter, the ISO will have to resettle each day for the California market to determine what additional amounts, if any, are owed by EPMI. This recalculation could take a significant period of time. Until the corrected data has been provided to the ISO and they have resettled their markets, it is not possible to reliably estimate the total amount of under reporting liability.

               (iii) CFTC

                    (A) UNITED STATES COMMODITY FUTURES TRADING COMMISSION V. ENRON CORP. AND HUNTER SHIVLEY (NO. 03--909, U.S. DISTRICT COURT, SOUTHERN DISTRICT OF TEXAS, HOUSTON Division). On March 12, 2003, the CFTC filed this action in the United States District Court for the Southern District of Texas alleging that in July 2001, ENE and Shivley, an ENE employee with supervisory responsibilities over the central desk of the Enron Companies' natural gas trading operations, engaged in a scheme to manipulate the price of natural gas in the Henry Hub next-day gas spot market trading on EnronOnline(R). The complaint alleges that these actions directly and adversely affected the NYMEX August 2001 natural gas futures contract by causing the Henry Hub prices to become artificial. The CFTC further alleges that from September 2001 through December 2001, EnronOnline(R) was operated as an illegal, unregistered futures exchange under the Commodity Exchange Act. The CFTC also alleges that from December 2000 through December 2001, ENE further violated the Commodity Exchange Act by offering to trade a lumber swaps contract that was actually an illegal, agricultural commodity


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futures contract. The CFTC seeks injunctive relief and recovery of unspecified civil monetary penalties in amounts not to exceed $120,000 or triple the monetary gain to ENE and Shivley for each violation of the Commodity Exchange Act. ENE has received an extension of time to file its answer until September 18, 2003. On April 10, 2003 Shivley filed a motion to dismiss the price manipulation claim on the grounds that the CFTC has failed to state a claim upon which relief can be granted. On May 5, 2003, the CFTC filed a memorandum opposing Shivley's motion to dismiss. On September 19, 2003, ENE filed its motion to dismiss for failure to state a claim. On November 10, 2003, Shivley filed a motion to sever. The CFTC has filed its opposition to Shivley's motion to sever.

         f. OTHER MATERIAL LITIGATION

               (i) LAWSUITS RELATED TO BRIDGELINE

                    (A) BRIDGELINE HOLDINGS, L.P. BRIDGELINE STORAGE COMPANY, LLC AND BRIDGELINE GAS DISTRIBUTION, LLC V. ENRON NORTH AMERICA CORP. (ADV. NO. 02-02628, U.S. BANKRUPTCY COURT, SOUTHERN DISTRICT OF NEW YORK, MANHATTAN DIVISION). Bridgeline instituted this adversary proceeding on July 16, 2002 seeking a determination that (a) Bridgeline Storage has a warehouseman's lien under Article 7 of the Louisiana Uniform Commercial Code on natural gas stored by ENA in Bridgeline Storage's facilities to secure the payment of storage charges allegedly owed by ENA under a NGPA Section 311 Firm Gas Storage Agreement, and (b) Bridgeline Distribution has a carrier's lien on ENA's natural gas transported on Bridgeline Distribution's pipeline to secure payment of reservation charges allegedly due under a Firm Gas Transportation Agreement. ENA moved to dismiss Bridgeline's complaint or, in the alternative, for summary judgment, on the grounds that Bridgeline did not satisfy the requirements for a warehouseman's lien or a carrier's lien. The motion has been fully submitted and argued, and the Bankruptcy Court has taken the matter under advisement.

                    (B) LOUISIANA RESOURCES CO. ET AL. V. TEXACO EXPLORATION & PRODUCTION, INC. (ADV. NO. 03-3818, U.S. BANKRUPTCY COURT, SOUTHERN DISTRICT OF NEW YORK, MANHATTAN DIVISION). LRC, LRCI, LGMC, and LGMI have sued TEPI alleging causes of action for breach of contract, breach of the covenant of good faith and fair dealing, breach of fiduciary duty and injunctive relief in relation to the Amended and Restated Limited Liability Company Agreement of Bridgeline L.L.C. entered into by the parties. Specifically, LRC alleges that TEPI secretly collaborated with Bridgeline to develop a common strategy to strip ENA of its membership interest in the Bridgeline L.L.C. and to otherwise act to the detriment of ENA and the Enron limited partners. LRC further alleges that this collaboration is part of TEPI's strategy to interfere with the potential sale of partnership interests held by ENA and the Enron limited partners. LRC seeks recovery of unspecified damages and entry of an order enjoining TEPI from continuing to engage in the wrongful conduct. On June 26, 2003, the Bankruptcy Court granted LRC's motion to consolidate this adversary action with the adversary action styled Texaco Exploration & Production Co. v. ENA, Adv. No. 02-3079, filed on September 6, 2002. TEPI filed its answer on July 16, 2003.

                    (C) TEXACO EXPLORATION AND PRODUCTION INC. V. ENRON NORTH AMERICA CORP. (ADV. NO. 02-03079, U.S. BANKRUPTCY COURT, SOUTHERN DISTRICT OF NEW YORK, MANHATTAN DIVISION). TEPI and ENA are members of Bridgeline, L.L.C., which serves


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as the general partner of Bridgeline Holdings. Bridgeline Holdings owns and operates an intrastate natural gas pipeline and two natural gas storage facilities in Louisiana. TEPI instituted this adversary proceeding on September 6, 2002 seeking a declaratory judgment that (i) upon ENA's bankruptcy filing, ENA ceased to be member of Bridgeline, L.L.C. pursuant to the provisions of the Delaware Limited Liability Company Act and (ii) ENA is prohibited from assigning its interest in Bridgeline, L.L.C. to any successor, affiliate or third party pursuant to Delaware law and section 365(c)(1) of the Bankruptcy Code. TEPI also seeks an injunction restraining ENA from interfering with the management of Bridgeline, L.L.C. or Bridgeline Holdings on the grounds that TEPI is the sole remaining member of Bridgeline, LLC and therefore has the exclusive right to make decisions on behalf of Bridgeline Holdings and Bridgeline, L.L.C. ENA is vigorously defending against this adversary proceeding on the grounds that, under the applicable provisions of the Bankruptcy Code, ENA maintains its membership interest in Bridgeline, L.L.C. and may assign its interest to a third party, notwithstanding any contrary state law. On May 27, 2003, TEPI filed a motion for summary judgment, and on May 28, 2003, and ENA filed its response on June 20, 2003. ENA filed its counterclaim on July 3, 2003. Texaco filed its answer to the counterclaim on July 16, 2003.

               (ii) LAWSUITS RELATED TO NEPCO

                    (A) LETTER OF CREDIT LITIGATION

                         (1) JP MORGAN CHASE BANK V. ENRON CORP. (ADV. NOS.
02-03895 & 02-03896, U.S. BANKRUPTCY COURT, SOUTHERN DISTRICT OF NEW YORK, MANHATTAN DIVISION). On or about June 16, 1995, ENE entered into a Master Letter of Credit and Reimbursement Agreement with The Chase Manhattan Bank, N.A., as predecessor in interest to JPMCB. Pursuant to the agreement, JPMCB issued letters of credit for various entities that had entered into contracts with NEPCO for the construction of power plants. These letters of credit named the various entities as the beneficiaries. In accordance with the construction contracts entered into with NEPCO, the various entities made periodic payments to NEPCO, and those funds were transferred in the ordinary course by NEPCO to ENE's master concentration account in accordance with the Debtors' normal and customary cash management practices. ENE did not make any payments to NEPCO's vendors and subcontractors on the various projects; the various entities subsequently drew on the letters of credit to make those payments. JPMCB commenced two adversary proceedings in the Bankruptcy Court in late December 2002 to recover from ENE up to approximately $184 million in funds that it alleges had been paid by the various entities to NEPCO and thereafter wrongfully transferred into ENE's concentration account. JPMCB asserted several causes of action, all of which are predicated on the claim that those funds should be impressed with a constructive trust in favor of JPMCB. The Debtors filed answers to the adversary proceedings denying all claims, and the actions are presently in the pretrial discovery phase. On September 18, 2003, ENE filed a motion for summary judgment on all of JPMCB's claims on the basis that JPMCB has no right to subrogation of any claims against ENE. JPMCB has opposed ENE's motion. On October 27, 2003, JPMCB filed a motion for partial summary judgment and its opposition to ENE's motion for summary judgment. On November 17, 2003, ENE filed its response to JPMCB's opposition and its opposition to JPMCB's motion for partial summary judgment. JPMCB has also filed two adversaries, JP Morgan Chase Bank v. Green Country Energy, LLC, et al. (Adv. No. 03-8151) and JP Morgan Chase Bank v. Quachita Power, LLC, et al. (Adv. No.


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03-8150) against certain project owners to recover monies paid pursuant to letters of credit issued under the master letter of credit and reimbursement between JPMCB's predecessor and ENE. On May 23, 2003, Quachita and Cogentrix filed motions to dismiss the adversary proceeding. On July 11, 2003, JPMCB filed its response to the motions to dismiss.

                         (2) JPMORGAN CHASE BANK V. ENRON EQUIPMENT PROCUREMENT
COMPANY (NO. 02-CV 10233, U.S. DISTRICT COURT, SOUTHERN DISTRICT OF NEW YORK, MANHATTAN DIVISION). JPMCB seeks a judgment against EEPC for $14 million, the amount JPMCB claims to have paid on a letter of credit issued to guarantee the performance of NEPCO, the contractor on a project to build a power plant for a company known as Green Country. EEPC has filed an answer. This case was stayed by EEPC's bankruptcy filing on October 31, 2003.

                         (3) WESTDEUTSCHE LANDESBANK GIROZENTRALE V. ENRON CORP.
(ADV. NO. 02-02009, U.S. BANKRUPTCY COURT, SOUTHERN DISTRICT OF NEW YORK, MANHATTAN DIVISION). This adversary proceeding, filed on January 8, 2002, seeks turnover by ENE of $20 million, a full and complete accounting of these funds, and an injunction against ENE from the use of such funds. Having made payment under a letter of credit, West LB claims subrogation to the rights of NEPCO, NEPCO Power Procurement, and their subcontractors and suppliers in the funds, and alleges that it has an immediate right to possession of those funds. ENE filed its answer in August 2002.

                         (4) WESTDEUTSCHE LANDESBANK V. ENRON CORP. (QUACHITA
PROJECT) (ADV. NO. 02-02555, U.S. BANKRUPTCY COURT, SOUTHERN DISTRICT OF NEW YORK, MANHATTAN DIVISION). On June 20, 2002, West LB filed an adversary proceeding against ENE seeking turnover of approximately $16 million. This adversary is substantially similar to an earlier adversary filed by West LB (Refer to Section IV.C.1.f(ii)(A)(3), "Westdeutsche Landesbank Girozentrale v. Enron Corp. (Adv. No. 02-02009, U.S. Bankruptcy Court, Southern District of New York, Manhattan Division)" for further information). The claims in both relate to letters of credit issued by West LB for the benefit of the owners of power plant projects that were being constructed by NEPCO. Upon placement of the letters of credit, the project owners released the 10% retainages that they had been holding on the respective projects to NEPCO, and those funds were swept into an ENE account in the ordinary course of ENE's cash management system. The letters of credit were drawn down after the Initial Petition Date, and West LB seeks recoupment of those funds. ENE filed its answer in August 2002.

                         (5) WESTDEUTSCHE LANDESBANK GIROZENTRALE V. NATIONAL
ENERGY PRODUCTION CORPORATION AND NEPCO POWER PROCUREMENT COMPANY (NO. 02-0108, U.S. DISTRICT COURT, SOUTHERN DISTRICT OF NEW YORK, MANHATTAN DIVISION). Issuing banks for a $20 million ENE letter of credit issued for a NEPCO project in Mississippi have asserted a cause of action in district court for breach of contract, subrogation, and various tort claims against NEPCO and NEPCO Power Procurement. A notice of bankruptcy was filed in June 2002 staying the action.

                         (6) BAYERISCHE HYPO-VEREINSBANK AG. V. BANCA NAZIONALE
DEL LAVORO S.P.A AND BANCA NAZIONALE DEL LAVORO S.P.A (THIRD PARTY PLAINTIFF) V. BANK OF AMERICA, N.A., ET AL. (INCLUDING NEPCO AND NEPCO PROCUREMENT CO.) (ADV. NO.


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02-02614, U.S. BANKRUPTCY COURT, SOUTHERN DISTRICT OF NEW YORK, MANHATTAN
DIVISION). Banca Nazionale, as third-party plaintiff, seeks a determination of the rights of multiple parties involved in a $39 million letter of credit transaction involving ENE, NEPCO, and NEPCO Power Procurement plus recovery of the $39 million. Bayerische has filed a motion for summary judgment. BoA and two other defendants have filed motions to dismiss the third-party complaint in its entirety as to these entities. BoA has also filed a motion to dismiss the adversary proceeding. On May 16, 2003, the Bankruptcy Court issued a memorandum opinion granting summary judgment in favor of Bayerische against Banca Nazionale. On May 22, 2003, the Bankruptcy Court ordered that NEPCO and NEPCO Power Procurement were proper parties to the litigation. On June 10, 2003, the Bankruptcy Court entered an order granting Bayerische's motion for summary judgment. On June 27, 2003, Banca Nazionale filed its notice of appeal. On August 26, 2003, Banca Natizonale satisfied the judgment subject to its appeal. On September 15, 2003, the Bankruptcy Court granted Banca Nazionale's motion to file a second amended third-party complaint adding ENE and NEPCO Power Procurement as third-party defendants and seeking recovery of the amount of the judgment from the third-party defendants. Contemporaneously with the entry of this order, BoA, Cogentrix and Green County withdrew their motion to dismiss the third-party complaint, and the parties subsequently filed a motion to dismiss the second amended third-party complaint. On December 1, 2003, the ENE entities filed a cross-claim against the Cogentrix entities relating to the Jenks Project. The contracts entered into for this project between the NEPCO entities and Green Country required NEPCO to obtain letters of credit with Green Country as beneficiary. NEPCO applied for letters of credit from both HVB and JPMorgan. ENE was later substituted in as the applicant on the JPMorgan letter of credit. On December 3, 2001 Green Country demanded and received payment of the full amount payable under both letters of credit. Green Country made the draws despite the fact that the amount of funds needed to complete the Jenks Project was far less than the $39 million drawn on the HVB letter of credit or the $14 million drawn on the JPMorgan letter of credit. In addition to declaratory relief, the ENE entities seek recovery of the net letter of credit proceeds.

                    (B) OTHER NEPCO-RELATED LITIGATION

                         (1) TPS DELL, L.L.C., TPS MCADAMS, L.L.C., PANDA GILA
RIVER, L.P. & UNION POWER PARTNERS, L.P. V. ENRON CORP., NATIONAL ENERGY PRODUCTION CORP. & NEPCO POWER PROCUREMENT CO. (ADV. NO. 03-02108, U.S. BANKRUPTCY COURT, SOUTHERN DISTRICT OF NEW YORK, MANHATTAN DIVISION). On February 13, 2003, the plaintiffs filed this action alleging that they advanced approximately $351.8 million to NEPCO for the purpose of paying subcontractors and suppliers on four NEPCO projects (Dell, McAdams, Gila River, and Union River) and that these funds were transferred out of NEPCO into ENE's cash management system without their consent. TPS Dell further alleges that the ENE entities have used the cash management system to sweep the money held by NEPCO and to refuse to honor NEPCO's obligations. They also seek an injunction prohibiting ENE from using the swept project funds and an order requiring the ENE entities to provide each plaintiff with a complete accounting. ENE filed its answer on April 11, 2003. The NEPCO entities filed their answer on April 23, 2003.

                         (2) GOLDENDALE ENERGY L.L.C. V. NEPCO (SELF -
ADMINISTERED ARBITRATION). Following a termination for convenience, Goldendale Energy L.L.C. exercised its contractual right to audit NEPCO to determine the actual cost contract


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reconciliation. Due to NEPCO's cash forward position at the time that the termination occurred, the audit indicated that Goldendale had overpaid some $45 million. NEPCO's records indicate that Goldendale is due approximately $20 million. The contractually required arbitration was stayed after NEPCO's bankruptcy filing in May 2002.

                         (3) STONER ELECTRIC, INC., ET AL. V. NATIONAL ENERGY
PRODUCTION CORPORATION, ET AL. (NO. 02-2-00059-8, SUPERIOR COURT, KICKITAT COUNTY WASHINGTON). In late November 2001, Goldendale Energy L.L.C. terminated NEPCO on a project in Washington. ENE's subsequent bankruptcy cut off NEPCO's ability to pay approximately 65 project subcontractors and suppliers including Stoner. Claims total in excess of $11 million. The action was stayed as to NEPCO by NEPCO's bankruptcy filing. The matter is proceeding in Klickitat County Superior Court and the Washington State Court of Appeals as a lien foreclosure action. Negotiations with lien claimants have resulted in dismissal of a substantial percentage of claims. These negotiations are on-going.

         (iii) ADVERSARY PROCEEDINGS

               (A) MIZUHO CORPORATE BANK, LTD., AS SUCCESSOR TO THE INDUSTRIAL BANK OF JAPAN, LIMITED AND BANCO BILBAO VIZCAYA ARGENTARIA S.A. V. ENRON CORP. HANSEN INVESTMENTS CO. AND COMPAGNIE PAPIERS STADACONA (ADV. NO. 03-2288, U.S. BANKRUPTCY COURT, SOUTHERN DISTRICT OF NEW YORK, MANHATTAN DIVISION). Mizuho and its predecessor in interest and Banco Bilbao were part of a bank group that entered into a series of loan transactions with ENE and two of its Canadian entities, Hansen and Compagnie Papiers, in June 2001 relating to the purchase of the Stadacona paper mill. In this adversary proceeding, filed on March 28, 2003, Mizuho and Banco Bilbao allege that they relied upon fraudulent misstatements contained in ENE's financial statements in agreeing to provisions in the transaction documents, which provided that the banks would look solely to ENE in an event of default and in agreeing to waive any rights they may acquire through the exercise of any potential remedies against Hansen to proceed against Compagnie Papiers. Mizuho and Banco Bilbao seek imposition of a constructive trust and recovery of approximately $360 million. On April 2, 2003, Mizuho and Banco Bilbao filed a motion for preliminary injunction or in the alternative, an order prohibiting use of cash collateral and directing the Debtors to segregate and account for the cash. In order to facilitate the sale of assets related to these transactions, ENE negotiated a stipulation whereby Mizuho and Banco Bilbao would release all claims against the assets in exchange for the transfer of those claims to the proceeds generated by the sale of those assets. On May 15, 2003, the Bankruptcy Court entered a stipulation resolving the motion for preliminary injunction whereby Mizuho and Banco Bilbao agree to waive any claims and liens asserted against Compagnie Papiers and its assets in return for ENE's agreement to segregate approximately $99 million of any proceeds generated by the sale of the assets and to allow the banks to assert claims and liens against the segregated funds. The stipulation prohibits the Debtors from using the segregated funds in any way without Mizuho's consent or an order of the Bankruptcy Court. In the event that other members of the bank group wish to require the Debtors to deposit sufficient portions of, but in no event amounts greater than, the sale proceeds into the segregated account to cover their asserted interests, those bank group members are permitted to adopt and ratify the stipulation as if they were original parties to it. As of October 27, 2003, all members of the bank group had agreed to adopt, ratify, and be bound by the stipulation.


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               On June 16, 2003, ENE filed a motion to dismiss the adversary proceeding. On August 20, 2003, Mizuho filed its opposition to the defendants' motion to dismiss. The defendants' filed their reply on August 29, 2003. On October 2, 2003, the Bankruptcy Court entered a stipulation and order allowing Goldman Sachs Credit Partners, L.P., Banca Nazionale, JPMCB, and the Bank of Tokyo to intervene as plaintiffs. On October 9, 2003, the Bankruptcy Court granted Mizuho's motion to consolidate the adversary proceeding with a motion for relief from stay filed by Mizuho and Banco Bilbao in November 2002. On December 17, 2003, the Bankruptcy Court entered a memorandum decision and order finding that the plaintiffs lacked standing to maintain the proceeding and denying Mizuho's motion to lift the stay and dismissing the adversary. The Bankruptcy Court expressly stated it would not reach the merits of the plaintiffs' constructive trust claims, but noted uncertainty as to whether the plaintiffs could establish a "cause of action in the context of a case where the allegations of fraud are not of a particularized nature but, rather, are general allegations of fraud applicable to most creditors." On December 22, 2003, Mizuho and Banco Bilbao filed a notice of appeal from the decision.

               (B) PONDEROSA PINE ENERGY, LLC, ET AL. V. ENRON CORP., ET AL. (ADV. NO. 02-02826, U.S. BANKRUPTCY COURT, SOUTHERN DISTRICT OF NEW YORK, MANHATTAN DIVISION) AND BRAZOS ELECTRIC POWER COOPERATIVE, INC. V. PONDEROSA PINE ENERGY, L.L.C. ET AL. (INCLUDING ECT MERCHANT INVESTMENT CORP. AND KUCC CLEBERNE, L.L.C.) (NO. C-2002-00267, 249TH JUDICIAL DISTRICT COURT, JOHNSON COUNTY, TEXAS). PPE and its affiliates are seeking, through an adversary complaint filed July 24, 2002, a declaration that if they are found liable in the related Johnson County action, they are entitled to indemnification from ENE and ENA in an amount equal to the judgment. The parties to the declaratory judgment action have continued to adjourn the adversary proceeding while they negotiate a proposed commercial settlement involving, among other issues, the indemnification obligation. ENE and ENA have not, therefore, filed a responsive pleading.

               The Johnson County litigation, filed in June 2002, involves multiple power generation companies and lending institutions, including ECTMI and KUCC Cleburne, which are being sued by BEPC for tortious interference and conspiracy relating to BEPC's negotiations to purchase an electricity generating plant in Cleburne, Texas from Tenaska Power Partners. On June 15, 2000, ENA entered into a purchase agreement with Tenaska Energy, Inc. and others to purchase certain rights in the partnership that owns the plant, and subsequently, on June 30, 2000, ENA and PPE entered into an Assignment of Purchase Agreement whereby ENA assigned all its rights, title, and interest in the partnership to PPE. In the assignment, PPE assumed all of ENA's obligations under the purchase agreement and ENA was released from liability except for a limited indemnification obligation, which is the subject of the PPE adversary proceeding described above. ENE guaranteed ENA's indemnification obligations. Damages are unspecified. ECTMI and its subsidiary KUCC Cleburne, which owns a 10% sole limited partnership interest in the limited partnership that owns the generating plant, are Debtors, and ECTMI and KUCC Cleburne were non-suited without prejudice because of their respective bankruptcy filings.

               (C) ENRON BROADBAND SERVICES, L.P. V. TRAVELERS CASUALTY AND SURETY COMPANY OF AMERICA (ADV. NO. 02-3459, U.S. BANKRUPTCY COURT, SOUTHERN DISTRICT OF NEW YORK, MANHATTAN DIVISION). On November 8, 2002, EBS LP commenced an adversary proceeding against Travelers seeking recovery of $15.9 million pursuant to a capacity


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service agreement and an advance payment performance bond issued by Travelers.
Travelers has answered in the adversary proceeding and asserted, among other things, that it was fraudulently induced into issuing a surety bond. EBS LP filed a motion for summary judgment on January 13, 2003, and that motion was argued before the Bankruptcy Court. On May 20, 2003, the Bankruptcy Court entered an order denying EBS LP's motion for summary judgment.

               (D) SCHOONOVER ELECTRIC CO. V. GARDEN STATE PAPER CO., L.L.C. (ADV. NO. 02-02140, U.S. BANKRUPTCY COURT, SOUTHERN DISTRICT OF NEW YORK, MANHATTAN DIVISION). Schoonover filed this adversary proceeding on March 7, 2002, seeking a determination of the extent, validity, priority, and amount of three construction liens filed against real property owned by Garden State in Garfield, Bergen County, New Jersey. On October 24, 2002, Schoonover filed a motion for summary judgment. On June 23, 2003, the Bankruptcy Court entered a memorandum decision denying Schoonover's motion for summary judgment, dismissing the adversary proceeding, and holding that the Schoonover liens are and shall be unenforceable against the Debtors' estates.

               (E) ENRON NORTH AMERICA CORP. AND ENRON INDUSTRIAL MARKETS, L.L.C. V. ROBERT RICHARD, CRAIG RICKARD, ANDREW CONNER AND PULP & PAPER RISK MANAGEMENT CONSULTING, L.P. (ADV. NO. 03-02402, U. S. BANKRUPTCY COURT, SOUTHERN DISTRICT OF NEW YORK, MANHATTAN DIVISION). On April 16, 2003, ENA and EIM filed this adversary proceeding seeking unspecified monetary damages against Pulp & Paper and several of its employees for breach of various confidentiality agreements between the parties. ENA and EIM allege that the confidential information wrongfully disclosed included information relating to the plaintiffs' pricing strategies in the forest products trading industry and its postpetition strategy for maximizing forward value recovery of terminated forest products contracts. On September 11, 2003, the Bankruptcy Court entered a stipulation and agreed order of permanent injunction, the terms of which permanently enjoin Pulp & Paper and its employees from disclosing the confidential information to the counterparties from whom ENA is attempting to collect the forward value of the swap agreements. In addition, ENA waived, released, and discharged the defendants from all claims specifically related to this lawsuit.

               (F) SAN JUAN GAS CO., INC. V. BONNEVILLE CONSTRUCTION, S.E. (ADV. NO. 03-3633, U.S. BANKRUPTCY COURT, SOUTHERN DISTRICT OF NEW YORK, MANHATTAN DIVISION). San Juan Gas seeks an accounting of and turnover of fiber optic cable and other inventory in Bonneville's possession and control provided to Bonneville by San Juan Gas pursuant to the terms of a capital construction agreement entered into by the parties in October 2001. San Juan Gas also seeks recovery of costs and attorneys' fees.

               (G) AMERICAN EXPRESS BANK LTD. V. ENRON CORP. (ADV. NO. 03-02456, U.S. BANKRUPTCY COURT, SOUTHERN DISTRICT OF NEW YORK, MANHATTAN DIVISION). On April 25, 2003, AEB filed this declaratory judgment action against ENE. In June 1999, AEB and ENE entered into a master letter of credit and reimbursement agreement. In January 2001, AEB issued a standby letter of credit to ESBI Alberta Ltd. on behalf of ENE's subsidiary ECPC. The adversary complaint seeks a declaration that AEB's issuance of the March 2002 standby letter of credit entitled AEB to be subrogated to the rights of ENE in the funds drawn from the letter of credit. Upon agreement of the parties, ENE's answer to the adversary complaint was filed on June 18, 2003.


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         (iv) INTERNATIONAL LITIGATION RETAINED BY THE ESTATES

               (A) AZURIX CORP. V. THE REPUBLIC OF ARGENTINA (INTERNATIONAL CENTRE FOR THE SETTLEMENT OF INVESTMENT DISPUTES). Azurix has filed an international arbitration claim for breach of contract under the Bilateral Investment Treaty between the U.S. and Argentina, against the Republic of Argentina. Azurix's pending claim against Argentina relates to the Azurix/Buenos Aires Concession Contract. EBWH, a wholly owned non-Debtor subsidiary of ENE, owns 33-1/3% of the voting shares of Azurix. Atlantic owns the remaining 66-2/3% of the voting shares of Azurix. ENE holds a 50% voting interest in Atlantic, as well as 100% of the cumulative preferred stock issued by Azurix. The remaining 50% voting interest in Atlantic is held by Bank of New York as Indenture Trustee for the Marlin notes. Refer to Section III.F., "Debtors' Financing Transactions" for a description of the Marlin financing transaction.

               (B) CATLIN WESTGEN LTD. AND CERTAIN UNDERWRITERS AT LLOYD'S SUBSCRIBING TO POLICY NO. 901/70028583 V. ECOELECTRICA L.P. (NO. 02-4097, U.S. DISTRICT COURT, SOUTHERN DISTRICT OF TEXAS, HOUSTON DIVISION). Catlin, a Lloyd's Underwriters syndicate, has filed suit for declaratory judgment against EcoElectrica relating to a $15 million insurance claim claiming no coverage for property damage or business interruption as a result of the malfunction of a Siemens turbo-generator. The parties have agreed to mediation, and the case is stayed pending the parties' attempt at alternative dispute resolution. This case arises out of the same occurrence as EcoElectrica v. American International Insurance & Houston Casualty Ins. Co. The mediation held on August 12, 2003 was unsuccessful. The parties have agreed to submit their dispute to fast-track, ad hoc arbitration. The decision will be final and binding. The arbitration is scheduled for the first two weeks of February 2004. The sale of EcoElectrica closed in late October 2003. The buyer assumed liability for pending litigation.

               (C) ECOELECTRICA V. AMERICAN INTERNATIONAL INSURANCE CO. OF PUERTO RICO & HOUSTON CASUALTY INSURANCE CO. (NO. 02-2770, U.S. DISTRICT COURT, DISTRICT OF PUERTO RICO). On December 4, 2002, EcoElectrica, a 542-MW combined-cycle cogeneration, receiving and storage facility, owned 50% by ENE with the other 50% owned by Edison Mission Energy, Inc. and General Electric, which is located near Penuelas, Puerto Rico, filed suit against American International and Houston Casualty for insurance proceeds of approximately $15 million to cover losses suffered from damage to one of its electrical generators, for specific performance to compel full payment of the claim including attorneys' fees, and for a declaratory judgment that payment is due under the relevant policies. EcoElectrica was granted a default judgment. However, defendants have moved to set aside the default on jurisdictional grounds and for a stay of the proceedings pending mediation. The mediation held on August 12, 2003 was unsuccessful. The parties have agreed to submit their dispute to fast-track, ad hoc arbitration. The decision will be final and binding. The arbitration is scheduled for the first two weeks of February 2004. The sale of EcoElectrica closed in late October 2003. The buyer acquired the right to any recovery in pending litigation. Refer to Section IV.B.5.g., "EcoElectrica, L.P." for additional information regarding the sale.

               (D) ENRON CORP. & PONDEROSA ASSETS L.P. V. THE REPUBLIC OF ARGENTINA (INTERNATIONAL CENTRE FOR THE SETTLEMENT OF INVESTMENT DISPUTES). ENE and Ponderosa filed an arbitration in March 2003 against the Republic of Argentina for expropriation


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resulting from the Emergency Law passed in January 2002 that abrogates the TGS
License provisions providing for (1) tariffs to be calculated in U.S. dollars, and (2) tariffs to be increased based on the U.S. Producer Price Index. The requirement that dollar tariffs be converted into pesos at an exchange rate of 1:1 eliminated entirely the License's protections against devaluation of the peso. The government also prohibits TGS from ceasing operations for non-payment, thereby forcing it to operate at a loss. Damages are estimated at $450 million. Argentina's objection to jurisdiction is due August 20, 2003. ENE and Ponderosa will have sixty days after Argentina files its objection to file a response. An initial hearing to discuss the reference was held on September 3-4, 2003, and a ruling is pending.

               (E) ENRON CORP. AND PONDEROSA ASSETS L.P. V. THE REPUBLIC OF ARGENTINA (INTERNATIONAL CENTRE FOR THE SETTLEMENT OF INVESTMENT DISPUTES). ENE and Ponderosa filed a request for arbitration on February 22, 2000 against The Republic of Argentina to challenge the arbitrary imposition of provincial stamp taxes on their pipeline, TGS. The total amount of taxes sought by various provinces, excluding penalties and interest was approximately $547 million at the time the arbitration was filed. Currently, the total amount sought is approximately $147.8 million because of the fluctuation in the Argentine currency. Penalties and interest could potentially treble this amount. Argentina challenged jurisdiction of the ICSID and ENE/Ponderosa responded. A hearing on Argentina's objection to jurisdiction was held September 3-4, 2003, and a ruling is pending.

               (F) GASPARTICIPACOES LTDA. V. COMPANIA DE GAS DA BAHIA, STATE OF BAHIA AND PETROBRAS. In July 2002, Gaspart filed a declaratory action to have its shareholder rights reinstated in Bahiagas. Petrobras and the State of Bahia unilaterally stripped Gaspart of its shareholder rights because of the ENE bankruptcy. Gaspart was granted a temporary injunction partially reinstating its shareholder rights. Gaspart requested and was granted a revision of the order for full reinstatement. The defendants filed a "declaratory embargo" seeking to quash the injunction. Although Gaspart was successful in its last hearing, the State of Bahia continues the appeal process. Gaspart has engaged a commercial consultant to assist in the negotiation of a commercial resolution. The parties are discussing settlement.

               (G) GREAT LAKES DREDGE & DOCK COMPANY AND DAWSONDREDGING COMPANY
V. LINGTEC CONSTRUCTORS L.P. AND ENRON POWER SERVICES B.V. (DEMAND FOR ARBITRATION PURSUANT TO THE UNITED NATIONS COMMISSION ON INTERNATIONAL TRADE LAW ARBITRATION RULES) (LONDON, England). The dispute relates to a subcontract originally executed in August 1999 between Great Lakes and LINGTEC for work related to LINGTEC's contract with Dabhol Power. Under the general contract, LINGTEC was to generally develop and procure an LNG unloading regasification and storage facility in the vicinity of the existing Dabhol power station. Claimant seeks damages totaling over $13 million. LINGTEC's bankruptcy filing in January 2003 stayed proceedings as to LINGTEC and EPS's liquidation proceeding filed in the Netherlands stayed proceedings as to EPS.

               (H) SARAS S.P.A. RAFFINERIE SARDE (ITALY) V. ENRON DUTCH HOLDINGS, B.V. (NETHERLANDS) (NO. 11980/ACS, INTERNATIONAL COURT OF ARBITRATION, ICC, GENEVA, SWITZERLAND). In January 2002, Saras filed a request for arbitration against EDH alleging that EDH ceased to be an "affiliate" of ENE as defined by the Shareholders' Agreement


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when ENE transferred its EDH shares to ES Power 3, L.L.C., a limited liability company that Saras alleges is not a fully owned subsidiary of ENE. EDH denies Saras' allegations.

               ENE holds 100% of the voting interest and a .025% economic interest in ES Power 3 L.L.C., with ES Power 1 L.L.C. holding the remaining 99.975% economic interest in ES Power 3 and no voting rights. ENE similarly holds 100% of the voting interest and a .01% economic interest in ES Power 1 L.L.C., with ESP 1 Interest Owner Trust holding the remaining 99.99% economic interest in ES Power 1 L.L.C. and no voting rights. Entities affiliated with Whitewing LP have acquired a Certificate of Beneficial Ownership in, and Notes by, EPS 1 Interest Owner Trust, and such entities are entitled to receive certain capped proceeds from the Certificate and the Notes. ENE through ES Power 2 L.L.C., is entitled to receive the remainder of the proceeds. Refer to Section III.F.42., "Osprey/Whitewing" for information regarding the Whitewing financing transaction. EDH asserts that it has not violated the Shareholders Agreement. Success by EDH in the arbitration will confirm ENE's indirect ownership of shares in Sarlux.

               Saras further alleges that the share transfer from EDH to ES Power 3 L.L.C. entitles it to exercise an option call on all the shares held by EDH in Sarlux at the net book value less 10% as provided for in the Shareholders' Agreement. Saras contends the option call was exercised by written notice on January 15, 2002, and that it is entitled to purchase EDH's shares in Sarlux for approximately E60 million. EDH denies that this transfer triggered the option call, and in any event EDH's third party consultants have valued its shares in Sarlux at least E188 million. The parties have submitted their position statements to the arbitration panel. It is anticipated that the proceedings will continue through the second half of 2004.

                    (I) ENRON POWER CONSTRUCTION COMPANY, ENRON ENGINEERING & CONSTRUCTION COMPANY AND ENRON EQUIPMENT PROCUREMENT CO. V. CIGSA CONSTRUCCION, S.A. DE CV, ASTILLEROS DEL GOLFO S.A. DE C.V., AND AGE MANTENIMIENTO, S. DE R.L. DE C.V. (NO. H-02-3143, U.S. DISTRICT COURT, SOUTHERN DISTRICT OF TEXAS, HOUSTON DIVISION); CIGSA V. CABYL (NO. 72/2002, 6TH STATE COURT, TAMPICO, TAMAULIPAS, MEXICO); AND CIGSA V. ENRON POWER CONSTRUCTION COMPANY (NO. 72/2002, 4TH STATE COURT IN CIVIL MATTERS, TAMPICO, TAMAULIPAS, MEXICO). EPCC, EECC, and EEPC contributed procurement services and provided financing for six PEMEX construction projects in Mexico to CIGSA Construction, S.A. de CV., Astilleros del Golfo S.A. de C.V., and Age Mantenimiento, S. de R.L. de C.V. and other related entities. Certain of these projects were undertaken through CAByL, which is 50% owned by Odebrecht. As a result of disputes between the Cigsa entities on the one hand and the Enron entities and Odebrecht on the other hand, there are litigation and arbitration proceedings underway related to the distribution of project proceeds. The projects are completed. The Enron entities seek a recovery of approximately $23 million in project proceeds, advancement of financing and related expenses. The Cigsa entities dispute the claim, contend that the Enron entities owe the Cigsa entities approximately $10 million and seek ownership of the Enron entities interest in CAByL. Odebrecht has also filed suit by and through a related entity to assert a claim of approximately $17 million against CAByL. On July 28, 2003, the parties entered into a settlement agreement under which the Enron entities will receive an initial disbursement of $14 million and subsequent payments representing claims submitted to PEMEX. Under the terms of the settlement, the parties have also agreed to release all claims relating to the litigation. The settlement has been approved by the Bankruptcy Court.

                    (J) TGS V. THE PROVINCES OF RIO NEGRO, SANTA CRUZ, NEQUEUN, LA PAMPA AND CHUBUT (FEDERAL SUPREME COURT OF ARGENTINA). In 2001, TGS (in which ENE owns a 25% interest) filed five separate declaratory judgment actions and requests for injunction against the Argentinean provinces of Rio Negro, Santa Cruz, Nequeun, La Pampa and Chubut in the Supreme Court of Argentina to invalidate stamp tax assessments totaling in excess of $200 million (including penalties and interest). On April 10, 2001, the Argentina Supreme Court granted TGS the injunctions against payment of the taxes pending consideration of the cases on their merits.

               (v) OTHER PENDING LITIGATION OR ARBITRATIONS

                    (A) AMERICAN WATER SERVICES, INC. AND AMERICAN WATER WORKS CO., INC. V. AZURIX CORP. (NO. 20189-NC, CHANCERY COURT OF NEW CASTLE COUNTY, DELAWARE). Azurix has been sued for breach of contract and specific performance for failure to provide a financial guaranty and other contractual claims relating to the sale of certain subsidiaries of Azurix. Discovery is proceeding in this matter. ENE is prepared to issue a postpetition guaranty of Azurix's alleged obligation with respect to the financial guaranty, and on June 12, 2003, the Bankruptcy Court approved ENE's issuance of the Azurix guaranty. As of August 29, 2003, ENE had not issued the guaranty. EBWH, a wholly owned non-Debtor subsidiary of ENE, owns 33-1/3% of the voting shares of Azurix. Atlantic owns the remaining 66-2/3% of the voting shares of Azurix. ENE holds a 50% voting interest in Atlantic, as well as 100% of the cumulative preferred stock issued by Azurix. The remaining 50% voting interest in Atlantic is held by Marlin.

                    (B) BEESON, ECLIPSE OIL & GAS INC. AND O'NEILL PROPERTIES, LTD., FOR THEMSELVES AND ALL OTHERS SIMILARLY SITUATED V. INTRATEX GAS COMPANY, DOW CHEMICAL COMPANY, AND TENNGASCO GAS SUPPLY COMPANY, F/K/A TENNAGASCO, INC. AND BEESON, ECLIPSE OIL & GAS INC. AND O'NEILL PROPERTIES, LTD., FOR THEMSELVES AND ALL OTHERS SIMILARLY SITUATED V. INTRATEX GAS COMPANY, DOW CHEMICAL COMPANY, AND TENNGASCO GAS SUPPLY COMPANY F/K/A TENNAGASCO, INC. (NO. 95-07388-A, 80TH JUDICIAL DISTRICT COURT, HARRIS COUNTY, TEXAS). Beeson, Eclipse, and O'Neill filed a class action alleging that HPL failed to take ratably from gas wells in Texas. The complaint seeks $466 million in damages. In February 2001, the trial court denied the class certification requested by Beeson, Eclipse and O'Neill. Beeson, Eclipse and O'Neill have appealed (Case No. 01-00239, Texas Court of Appeals, 1st District).

                    (C) BUFFALO V. GARDEN STATE PAPER COMPANY ET AL. (NO. L-366-02, SUPERIOR COURT, MIDDLESEX COUNTY, NEW JERSEY). On November 27, 2000, a forklift operated by an employee of the Port Cateret Recycling facilities struck Philip Buffalo, a driver for Penske. Reserving its rights under the terms of the parties' contract, the demand for indemnification was accepted by Gallagher Bassett Services, Inc. on behalf of Penske on May 15, 2001. An order of dismissal dismissing ENE pending bankruptcy, was entered February 25, 2002. Penske assumed Garden State's defense and agreed to indemnify Garden State, Port Carteret, and Amaro on June 28, 2002. Although damages are unspecified, assuming liability is established, they could exceed $1 million. On November 13, 2003, the Bankruptcy Court entered an order lifting the stay to the extent that Buffalo's claims are covered by Penske's liability insurance, as applicable to GSP for such claims.


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
                    (D) C.C. SUNRISE, LTD., ET AL. V. PITTENCRIEFF AMERICA, INC., ET AL., INCLUDING JOINT ENERGY DEVELOPMENT INVESTMENTS LIMITED PARTNERSHIP AND ENRON CAPITAL CORP. (NO. 01-1207-A, 28TH JUDICIAL DISTRICT COURT, NUECES COUNTY, TEXAS). Sunrise seeks unspecified damages for alleged contamination of 130 acres of real property along the Laguna Madre in South Texas. Joint Energy and Enron Capital Corp. are alleged to have been owners/operators of adjacent real property upon which Joint Energy and Enron Capital Corp. allegedly operated certain oil and gas facilities, including storage tanks, processing plant, pipelines and disposal pits. On October 31, 2003, the plaintiffs non-suited Joint Energy and Enron Capital after the parties agreed to toll the statutes of limitations.

                    (E) COMMISSIONER OF BANKING V. GULF COMPANY LTD. (NO. 128-3-02, SUPERIOR COURT, WASHINGTON COUNTY, VERMONT). On April 18, 2002, following petition for seizure, as entered March 7, 2002, the State of Vermont petitioned for an order to rehabilitate alleging insolvency of Gulf Company, ENE's captive insurance company, which is formed and licensed under Vermont law. The state alleges as "highly uncertain" Gulf Company's ability to collect any of a $54 million demand note from ENE. If the note cannot be collected, Gulf's exposure to scheduled claims exceeds its assets. By stipulation entered on June 29, 2002, the parties agreed to entry of an order to rehabilitate and a delegation of authority, whereby the business of Gulf Company continues under the auspices of the State to satisfy claims on a month-to-month basis by drawing down required funds from the demand note pursuant to certain Bankruptcy Court orders authorizing ENE to continue paying workers' compensation obligations and to pay all obligations owing in respect of ENE's captive insurance program.

                    (F) CONAGRA TRADE GROUP, INC. F/K/A CONAGRA ENERGY SERVICES, INC. V. ENRON RESERVE ACQUISITION CORP. (NO. 13 198 00925 2, AMERICAN ARBITRATION ASSOCIATION, NEBRASKA). ConAgra filed a demand for arbitration claiming breach of a master crude oil purchase and sale agreement dated October 31, 2001 between ConAgra and ERAC. There is also an ENE guaranty dated October 31, 2001 in the amount of $10 million supporting the obligations of ERAC pursuant to the agreement. ConAgra seeks $9.3 million, together with interest from December 1, 2001, attorney's fees and costs of the proceeding. The matter is stayed, and settlement talks have been initiated.

                    (G) COSTILLA ENERGY INC., BY AND THROUGH ITS LITIGATION TRUSTEE, GEORGE HICKS V. ENRON CORP. ET AL. (INCLUDING ENRON NORTH AMERICA CORP. AND JEDI II, L.P., ENRON CAPITAL MANAGEMENT L.P., ENRON CAPITAL MANAGEMENT II, L.P. AND ENRON CAPITAL II CORP.) (NO. 01-CV-159, U.S. DISTRICT COURT, SOUTHERN DISTRICT OF TEXAS, LAREDO DIVISION) (REMANDED) (NO. 5019, 49TH JUDICIAL DISTRICT COURT, ZAPATA COUNTY, TEXAS). Costilla claims ENA promised that it would finance certain property acquisitions and that it did not do so and as a result of the breach Costilla suffered damages between $25 million and $400 million. Costilla initially filed suit against ENA in Harris County, Texas. Two weeks later, Costilla filed suit against various Enron entities in Zapata County, Texas. However, Costilla did not dismiss the case in Harris County. ENA filed a counterclaim in Harris County. ENA also moved to transfer venue and to abate the Zapata County case. The federal court case was closed on August 15, 2002 when the case was remanded to the district court in Zapata County. The Harris County suit was dismissed for want of prosecution on February 7, 2003. A motion to transfer venue from Zapata County to Harris County was denied on June 10, 2003.


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
                    (H) EDISON SALVAGE ASSOCIATES V. GARDEN STATE PAPER L.L.C., ET AL. (NO. L-5233-00, SUPERIOR COURT, BERGEN COUNTY, NEW JERSEY). This is a suit for breach of a lease agreement by Garden State for a closed recycling center that occurred prior to ENE's acquisition of Garden State. Garden State is being defended and indemnified by Media General, the company from which ENE acquired Garden State.

                    (I) ENRON EQUIPMENT PROCUREMENT CORP. V.
SIEMENS-WESTINGHOUSE POWER CORP. (NO. 2001-44553, 113TH JUDICIAL DISTRICT COURT, HARRIS COUNTY, TEXAS) (ORIGINALLY ASSIGNED TO THE 269TH JUDICIAL DISTRICT COURT, HARRIS COUNTY, TEXAS). EEPC alleges that Siemens-Westinghouse breached the terms of a purchase agreement entered into by the parties and engaged in fraud with respect to the sale of gas turbine generator equipment damaged during transit. EEPC seeks recovery of the $24 million paid towards the purchase price, liquidated damages and related termination fees, punitive damages, and attorneys' fees. Siemens-Westinghouse has filed a $1.8 million counterclaim seeking recovery of the balance due on the purchase price and storage fees. Discovery has begun. In September 2002, the presiding judge recused himself because of a conflict of interest and the case has been reassigned. Trial has been stayed as a result of EEPC's chapter 11 filing on October 31, 2003. In a related case filed in the United States District Court for the Southern District of Texas, EEPC and Siemens-Westinghouse seek recovery of the $3 million replacement cost of the damaged generator from EEPC's insurance carrier, Gulf Insurance Co.

                    (J) GLATZER V. ENRON CORP., ECT CORP., FRANK WEISSER AND PATRICIA JEHLE (NO. 16465/96, SUPREME COURT, BRONX COUNTY, NEW YORK) AND GLATZER
V. BEAR STEARNS & CO., INC. (NO. 95 CV 1154, U.S. DISTRICT COURT, SOUTHERN DISTRICT OF NEW YORK). Glatzer alleges that ECT Corp. misappropriated trade secrets regarding monetization of production payments. The alleged trade secret was Glatzer's idea to monetize production payments. Glatzer alleges he gave his idea to Bear Stearns who then allegedly relayed the idea to ECT Corp. Glatzer's damages are unspecified, but he has offered to settle for $1 million. The court granted ECT Corp.'s motion for summary judgment on July 14, 1999. On December 10, 2000, the Court of Appeals affirmed. Glatzer has filed a motion for reconsideration.

                    (K) IN RE NATURAL GAS ROYALTIES QUI TAM LITIGATION (GRYNBERG LITIGATION) (NO. 97-1421, U.S. DISTRICT COURT, DISTRICT OF COLORADO & NO. 97-2087, U.S. DISTRICT COURT, EASTERN DISTRICT OF LOUISIANA, NEW ORLEANS DIVISION (MDL -- NO. 99-MD-1293, U.S. DISTRICT COURT, DISTRICT OF WYOMING, CASPER DIVISION) (DEBTORS ENRON CORP. AND LRC, ENA, AS WELL AS CROSSCOUNTRY ENTITIES, ARE DEFENDANTS). Refer to Section IX., "CrossCountry" for further information. This is a qui tam action brought against most of the pipeline companies in America, alleging fraudulent practices in the measurement of gas and Btu content produced on federal lands, which allegedly, has resulted in lower royalties. Damages are unspecified.

                    (L) NOSEFF ET UX. V. PINNACLE NATURAL GAS COMPANY, ET AL., INCLUDING NORTHERN NATURAL GAS AND ENRON CORP. (NO. CV-2001-01278, 2ND JUDICIAL DISTRICT COURT, BERNALILLO COUNTY, NEW MEXICO). Noseff, a field employee of Transwestern, alleged personal injuries as a result of a gas fire in July 1998 at a pipeline interconnect between Pinnacle and NNG near Hobbs, New Mexico, that he was servicing when the incident occurred. Noseff further sought to circumvent the workers' compensation immunity by suing NNG and

ENE alleging that ENE failed to adequately fund the maintenance of the interconnect and was negligent by its failure to supervise the design, manufacture and installation of the interconnect, owned by NNG. Noseff alleged that NNG was negligent by its failure to evaluate and implement changes in the equipment on the interconnect that would have prevented the incident. Noseff sought compensatory and punitive damages. NNG and ENE are insured for first dollar exposure/expense pursuant to an AIG novation agreement with Gulf Company and their excess coverage. The parties have settled and a mutual release was entered. The file is closed. The settlement releases both NNG and ENE, and the dismissal entered by the court on October 20, 2003 dismissed both NNG and ENE with prejudice.

               (M) VIVIENDI NORTH AMERICAN CORPORATION F/K/A ANJOU INTERNATIONAL COMPANY V. ARTEMIS ASSOCIATES, L.L.C. (NO. 70 M 168 00637 02, AMERICAN ARBITRATION ASSOCIATION, HOUSTON, TEXAS). This is a dispute between Artemis, the Enron entity utilized to purchase Limbach in 1998, and Anjou regarding a Stock Purchase Agreement dated March 3, 1998. Anjou raises issues regarding the final settlement and reimbursement of self-insurance amounts and other bonding and insurance matters. Arbitration was initiated by Anjou in October 2002. In December 2002, Artemis filed for bankruptcy protection, thereby staying the arbitration. In July 2003, the American Arbitration Association dismissed the matter for want of prosecution.

               g. NON-MATERIAL LITIGATION(42)

               The Debtors' estates and non-Debtor entities affiliated with the Debtors' estates estimate that the pending litigation in which the claimed damages are less than $1 million does not exceed $15 million in claims. This estimate takes into account that many of the cases have not pleaded a specified amount of damages and there has been no analysis of the likelihood of recovery on any of these claims. The table below sets forth certain information regarding this pending litigation.


                                                DAMAGES SOUGHT           RECOVERIES PLEAD
                                                  FROM ENRON                 BY ENRON
              CASE NAME                            COMPANIES                 COMPANIES              ENRON COMPANIES
              ---------                            ---------                 ---------              ---------------
Hetzel v. EBS & Enron Corp.                           $2,000,000                                   ENE, EBS

UBS AG v. ENA                                         $7,000,000                                   ENA

Berry Group v. ENA & Enron Capital &
Trade Resources                                       $6,000,000                                   ENA

Houston Street Exchange v. ENW                        $5,000,000                                   ENW

Lindert v. ENE, EESO & EESI                           $1,000,000                                   ENE, EESO, EESI

Preston Gulf Coast & St. Mary's LLC            declaratory
v. ECTMI and counterclaim                      relief                           $1,100,000         ECTMI

RSM Production et al. v. El Paso et                                                                ENE, INTRATEX,
al. including ENE, Intratex & EGM              unspecified                                         EGM

--------
(42) Cases filed in foreign jurisdictions may seek damages or recoveries in currencies other than U.S. dollars; thus, the amounts may vary depending upon the applicable exchange rate. Unless otherwise indicated, the damages and recoveries sought are in U.S. dollars.

                                                DAMAGES SOUGHT           RECOVERIES PLEAD
                                                  FROM ENRON                 BY ENRON
              CASE NAME                            COMPANIES                 COMPANIES              ENRON COMPANIES
              ---------                            ---------                 ---------              ---------------
ECTRIC v . Ringeriks                                                            $2,500,000         ECTRIC

ECTRIC v. Valdres                                                               $3,000,000         ECTRIC

Enron Energy Services, Inc. v.
Central Main Power Company                                                        $967,000         EESI

Enron Energy Services, Inc. v.
Thorock Metals, Inc.                                                           $543,464.96         EESI

Enron Energy Services, Inc. v. Expo
Dyeing and Finishing f/k/a Sees Color
Textile                                                                        $798,071.40         EESI

Enron North America Corp. v. C&L
Petroleum Services Co.                                                         $303,600.47         ENA

Enron North America Corp. v.
SouthWest Offset Printing Co.                                                  $342,753.07         ENA

Enron North America Corp. v. The
Journal Inquirer, Inc.                                                         $499,422.84         ENA

Enron North America Corp. v. Newtown
Paper Co., Inc.                                                                $645,395.50         ENA

Enron Energy Services, Inc. v. The
Sterling China Co.                                                             $295,553.73         EESI

Enron Energy Services, Inc. v. Nuri
Inc. d/b/a Industrial Stonewash
Laundry                                                                        $523,902.59         EESI

Enron Energy Marketing Corp. v.
Westerntex Industries, Inc.                                                    $273,309.51         EEMC

Enron Energy Services, Inc. v. Super
Dyeing, L.L.C.                                                                 $770,336.02         EESI

Associated Bulk Carriers v. ECTRIC                    $3,400,000                                   ECTRIC

CMC Petrol Oil SL v. Enron Holdings,                                                               Non debtor ENRON
1 SL                                                  $3,000,000                                   EUROPE

Kongsberg v. ECTRIC                                   $1,000,000                                   ECTRIC

                                                                                                   Non debtor ENRON
Vallirana v. Enron Holdings , 1 SL                    $1,200,000                                   EUROPE

Enron Canada Corp. v. Aquila Merchant                                                              Non debtor ENRON
Services Int'l.                                                              CAD$9,100,000         CANADA

Enron Canada Corp. v. AEP Energy                                                                   Non debtor ENRON
Services                                                                     CAD$2,800,000         CANADA

Enron Canada Corp. v. Cascade Natural                                                              Non debtor ENRON
Gas(1)                                                                       CAD$3,400,000         CANADA

                                                                                                   Non Debtor ENRON
Enron Canada Corp. v. Edge Energy Inc.                                         CAD$530,670         CANADA

                                                                                                   Non debtor ENRON
Enron Canada Corp. v. Lakeside Feeders                                       CAD$6,046,298         CANADA

Enron Canada Corp. v. Nexen Marketing                                                              Non debtor ENRON
and counterclaim                                     $10,900,000             CAD$7,900,000         CANADA

Enron Canada Corp. v. Star Oil & Gas                                                               Non Debtor ENRON
Ltd.                                                                         CAD$5,500,000         CANADA

Enron Canada Corp. v. Williams Energy                                       CAD$2,400,000-         Non Debtor ENRON
Marketing & Trading Co.                                                      CAD$4,900,000         CANADA

Enron Canada Corp. v. Reliant Energy                                                               Non debtor Enron
Services, Inc.                                                               CAD$5,700,000         CANADA

                                                DAMAGES SOUGHT           RECOVERIES PLEAD
                                                  FROM ENRON                 BY ENRON
              CASE NAME                            COMPANIES                 COMPANIES              ENRON COMPANIES
              ---------                            ---------                 ---------              ---------------
Am. Express Bank v. Enron Canada                                                                   Non debtor ENRON
Power Corp et al.                                     $6,000,000                                   CANADA

Baytex Energy Ltd. v. Enron Canada                                                                 Non debtor ENRON
Corp. and counterclaim(2)                            CAD$800,000             CAD$1,600,000         CANADA

Burlington Resources Canada Ltd. v.                                         CAD$1,600,000-
Enron Canada Corp. and counterclaim                                           CAD2,400,000

Canadian Hunter Resources v. Enron                                                                 Non debtor ENRON
Canada Corp. and counterclaim                      CAD$8,300,000             CAD$1,200,000         CANADA

Duke Energy/Enron Canada Corp.                                                                     Non debtor ENRON
Arbitration                                        CAD$4,500,000                                   CANADA

Paramount Resources v. Enron Canada                                         CAD$3,600,000-         Non debtor ENRON
Corp. and counterclaim                             CAD$1,800,000             CAD$6,200,000         CANADA

SJG Cogeneration v. Enron Power Corp.                 $2,700,000                                   EPC

ConsorcioEnron Energia Mercosul v.
Centrais Electricas do Sul Brasil                                               $3,000,000         Non debtor EC

Refineria Panama, S.A. (REFPAN) v
Enron Capital & Trade Global
Resources Corp. (ECTGR)                               $6,500,000                                   Non debtor ECTGR

CDHR and Progasco v. The Protane
Corp. (3)                                             $1,200,000                                   Protane

Gas del Estado v. TGS                                 $6,000,000                                   Non debtor TGS

Eucatex v. Enron Comercializadora de
Energia Ltda.                                         $6,000,000                                   Non debtor ECE

HSB Engineering v. Fauji Kabirwala
Power & NEPCO                                         $4,300,000                $8,000,000         NEPCO

Onxy Pre-Conditioning Services v.
NEPCO                                                 $1,800,000                                   NEPCO

MDG Directional Drilling, Inc. v. San
Gas Co. et al.                                        $1,200,000                                   SJG

(1) On or about April 1, 2003, the parties settled this case and ECC received $2,561,369.

(2) On or about June 4, 2003, the parties settled this case and ECC received $63,567.11.

(3)  On or about November 17, 2003, this case was dismissed without prejudice.

         2. GOVERNMENT INVESTIGATIONS

               The factual descriptions below address certain governmental investigations surrounding certain Debtors, non-Debtor affiliates, and certain assets/structures held by the Debtors and/or non-Debtor affiliates. The factual descriptions below, which are based on the Debtors' view of the investigations and proceedings and subject to further review, elaboration, or modification, are included for information purposes only, and others familiar with these proceedings, including the governmental agencies involved in the investigations, the ENE Examiner, and other third parties may dispute all or part of these descriptions or assessments. The Enron Companies are cooperating with all governmental investigations.

               Certain of the government investigations may result in, among other things, assessment of fines and penalties and/or criminal charges against all or some of the Enron Companies and their current or former employees. The Debtors assert that, in accordance with the priority scheme under the Bankruptcy Code, all such claims are subordinate to General

Unsecured Claims and the Debtors intend to seek such subordination. Although this is the Debtors' contention, the Bankruptcy Court may ultimately conclude that one or more of these claims should not be subordinated. However, it should be noted that the Debtors have negotiated and are in the process of negotiating agreements with certain government agencies regarding the subordination of all or part of their claims. Nonetheless, there can be no assurances that the Debtors will be able to resolve all of these issues consensually.

               a. SEC AND DEPARTMENT OF JUSTICE. The federal government has initiated various investigations into, and judicial proceedings relating to, the affairs of the Enron Companies through, among others, the SEC and the DOJ.

                    (i) SEC

                         (A) INVESTIGATION. On October 30, 2001, the SEC issued
a formal order of investigation titled "In the Matter of Enron Corp. (HO-9530)." The SEC stated that it was investigating "[w]hether Enron and certain persons and entities associated with Enron, misstated or caused the misstatement of the financial condition and results of operations of Enron and disclosures related thereto, and whether certain persons and entities violated the anti-fraud provisions of the federal securities laws in connection with the purchase and sale of Enron securities."43 Since this initial investigation, ENE has subsequently received numerous subpoenas and written and verbal requests from the SEC for information and documents.

                         (B) FINANCIAL INSTITUTIONS. On March 17, 2003, the SEC
filed its complaint and simultaneously announced an $80 million settlement with Merrill Lynch. The complaint alleges that the defendants aided and abetted ENE's alleged manipulation of its 1999 earnings. As part of the settlement, Merrill Lynch neither admitted nor denied guilt. The settlement does not extend to the individual defendants in the complaint, who are former Merrill Lynch executives. The SEC is also investigating Citigroup and JPMCB in connection with, among other things, their prepay transactions with the Enron Companies. No litigation has been commenced against either of these entities.

                         (C) CIVIL PROCEEDINGS AGAINST KOPPER. The SEC brought a
civil action against Michael Kopper that parallels the criminal proceeding (refer to Section IV.C.2.a(iii), "Criminal Proceedings"). On August 22, 2002, the United States District Court for the Southern District of Texas entered a final judgment against Kopper that incorporated the terms for forfeiture and surrender of $12 million as set forth in the Kopper Agreement with the DOJ (Refer to Section IV.C.2.a(iii)(A), "Michael Kopper Plea" for further information). A number of other civil proceedings have also been commenced against Kopper. On August 26, 2002, the Creditors' Committee commenced an adversary proceeding against Kopper and LJM2 seeking, among other things, turnover of $8 million of the assets and a temporary restraining order to prevent action by Kopper and LJM2 with respect to the assets referenced in the Kopper Agreement. Thereafter, on October 17, 2002, the Bankruptcy Court signed a stipulation and consent order by and among ENE, the Creditors' Committee, the SEC, and Kopper whereby the SEC agreed to seek amendment of the SEC Final Judgment to provide

--------
(43) Securities and Exchange Commission v. Andrew S. Fastow, Misc. No. 01-MS-00456; United States District Court, District of Columbia.


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
for, among other things, distribution of the $8 million in assets to public investors who are holders of ENE's unsubordinated debt securities issued pursuant to a registration statement on Forms S-1 or S-3.

                         (D) CIVIL PROCEEDINGS AGAINST FASTOW. The SEC brought a
civil action against Andrew Fastow that parallels the criminal proceeding filed against him (refer to Section IV.C.2.a(iii), "Criminal Proceedings" for further information). A number of other civil proceedings have also been commenced against Fastow.

                         (E) CIVIL PROCEEDINGS AGAINST HOWARD AND KRAUTZ.
Moreover, on March 12, 2003, the SEC filed a civil action against Kevin A. Howard and Michael W. Krautz in the United States District Court for the Southern District of Texas. The SEC alleges that Howard and Krautz, employees of EBS, engaged in a scheme that allowed ENE to recognize and report $111 million in fraudulent earnings in connection with "Project Braveheart," which involved the monetization of assets resulting in an immediate recognition of earnings from a long-term agreement with Blockbuster to develop and provide video-on-demand services. The SEC seeks injunctive relief and disgorgement of Howard's and Krautz's unlawful gains and civil penalties.

                         (F) CIVIL PROCEEDINGS AGAINST COLWELL. On October 9,
2003, the SEC filed a civil action alleging that Wesley H. Colwell, the former chief accounting officer for ENA, violated the antifraud provisions of the federal securities laws by engaging in a scheme to defraud investors by manipulating ENE's publicly reported earnings through devices designed to produce false, misleading financial results. Without admitting or denying guilt, Colwell entered into a contemporaneous settlement agreement in which he agreed to be barred from serving as an officer or director of a publicly traded company and to pay a $300,000 disgorgement plus prejudgment interest and a civil penalty of $200,000. In addition, as part of the settlement, Colwell will continue to cooperate in the ongoing SEC and DOJ investigations of ENE.

                    (ii) DOJ INVESTIGATIONS. The DOJ is conducting an investigation of the circumstances and individuals involved in the events leading to the bankruptcy of ENE to determine whether any laws of the United States of America were violated. In addition to the ongoing investigation by the DOJ's Enron Task Force, in August 2002 the United States Attorney for the Northern District of California initiated an investigation into alleged price manipulation of the California wholesale energy market by ENE and others. The DOJ's ongoing investigation in the Enron Companies' West Coast trading practices has resulted in criminal proceedings against two former employees: Timothy Belden and Jeffrey Richter.

                    (iii) CRIMINAL PROCEEDINGS. Criminal proceedings have been instituted against several former employees of the Debtors.

                         (A) MICHAEL KOPPER PLEA. On August 21, 2002, Michael
Kopper and the DOJ filed the Kopper Agreement in the United States District Court for the Southern District of Texas. The Kopper Agreement provides that Kopper will waive indictment and plead guilty to an information charging him with one count of conspiracy to commit wire fraud and one count of conspiracy to engage in monetary transactions in property derived from specified unlawful activity, charges arising from Kopper's involvement in certain transactions with ENE and related SPEs.

               In the Kopper Agreement, Kopper acknowledged that he, ENE's former Chief Financial Officer Andrew Fastow, and others used transactions involving SPEs to enrich themselves at the Debtors' expense, and in violation of their duty to provide ENE and its shareholders with honest services.

               Under the Kopper Agreement, Kopper agreed, among other things,
(1) not to contest forfeiture of and surrender of all possible claims to $4 million in a Charles Schwab account in the name of LJM2 Capital Management, L.P., and (2) to pay $8 million in a matter directed by the SEC. After Kopper fulfills his obligations under the Kopper Agreement, the DOJ has agreed to recommend leniency in sentencing. The DOJ also agreed not to pursue forfeiture beyond the $4 million in the Charles Schwab account and the $8 million Kopper agreed to pay to the SEC pursuant to the final judgment entered by the United States District Court for the Southern District of Texas.

                         (B) TIMOTHY BELDEN PLEA. On October 17, 2002, Timothy
Belden and the DOJ entered the Belden Agreement in the United States District Court for the Northern District of California. The Belden Agreement provides that Belden will waive indictment and plead guilty to an information charging him with one count of conspiracy to commit wire fraud, which derives from Belden's trading activities as Director of Enron's California energy trading desk and Vice President and Managing Director in charge of Enron's West Power Trading Division in Portland, Oregon.

               In the Belden Agreement, Belden acknowledged that he and others, from 1998 through 2001, implemented schemes to fraudulently increase revenue for Enron from California energy market participants by intentionally filing false energy schedules, thereby manipulating market prices.

               Under the Belden Agreement, Belden agreed among other things, to waive all rights in $2.1 million he received from Enron and placed in two Charles Schwab accounts, and he agreed not to contest forfeiture of these funds to the United States. If Belden is subject to a monetary judgment from a successful third-party claimant in the ENE bankruptcy proceeding, the DOJ has agreed to dismiss its forfeiture action in the amount of any judgment. Additionally, the $2.1 million will be applied against Belden's obligation to pay restitution. Upon Belden's completion of his obligations under the Belden Agreement, the DOJ has agreed to not oppose a downward adjustment of three levels under the federal sentencing guidelines. The DOJ also agreed not to file or seek additional charges against Belden that could be filed as a result of its current investigation of Belden.

                         (C) ANDREW FASTOW INDICTMENT. On October 31, 2002, a
grand jury convened by the United States District Court for the Southern District of Texas indicted Andrew Fastow, ENE's former CFO, on 78 counts of wire fraud, conspiracy to commit wire fraud, conspiracy to commit wire and securities fraud, obstruction of justice, money laundering, and money laundering conspiracy. The indictment alleges that during his employment at ENE, Fastow and others engineered a series of transactions utilizing SPEs that


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defrauded ENE, its shareholders, the SEC, and others. Fastow pleaded not guilty to all charges on November 6, 2002, and remains free on a $5 million bond.

               On April 29, 2003, the grand jury issued a superseding indictment that included 31 additional counts against Fastow and added Ben F. Glisan, Jr. and Dan Boyle as co-defendants. This superseding indictment charges the defendants with conspiracy to commit wire fraud, conspiracy to falsify books, records and accounts, conspiracy to commit wire and securities fraud, wire fraud, obstruction of justice, conspiracy to launder money, money laundering, insider trading, and filing false federal income tax returns. Boyle pleaded not guilty to the various charges against him and remains free on bond.

                         (D) LAWRENCE M. LAWYER PLEA. On January 7, 2003,
Lawrence M. Lawyer and the DOJ entered the Lawyer Agreement in the United States District Court for the Southern District of Texas. The Lawyer Agreement provides that Lawyer will waive indictment and will plead guilty to filing false tax returns that did not report money he received for his work on the RADR partnership while Lawyer was an employee of Enron Capital Management. The Lawyer Agreement provides that Lawyer will waive indictment and plead guilty to an information charging him with one count of willfully making and subscribing to a false tax return. In the Lawyer Agreement, Lawyer acknowledged that he failed to report as taxable income $79,468.83 he received from an Enron-related SPE, RADR. Refer to Section III.G.3., "RADR" for further information on the RADR SPEs.

               The Lawyer Agreement requires Lawyer: (1) to pay taxes owed to the IRS in the amount of $29,274.73; (2) pay restitution in the amount of $79,468.83 to a relief fund account set up for former Enron employees; and (3) waive all rights under the Bankruptcy Code to obtain discharge or to delay payment of any fine or restitution obligation.

                         (E) JEFFREY S. RICHTER PLEA. On February 4, 2003,
Jeffrey S. Richter and the DOJ, through the United States Attorney's Office for the Northern District of California, and the Enron Task Force, entered the Richter Agreement in the United States District Court for the Northern District of California. The Richter Agreement provides that Richter will waive indictment and plead guilty to one count of conspiracy to commit wire fraud and one count of making a false statement to the FBI, arising from his activities as manager of the Short Term California trading desk at Enron's West Power Trading Division in Portland, Oregon.

               In the Richter Agreement, Richter acknowledged that he and others agreed to devise and implement fraudulent schemes through the California energy markets. As part of these schemes, Richter and others intentionally filed false energy schedules and bids in order to manipulate prices in certain markets.

               The Richter Agreement requires Richter to pay restitution in an amount to be determined, and to cooperate with the DOJ before and after his sentencing. The DOJ has agreed not to file or seek any additional charges against Richter that could be filed as a result of its current investigation. Additionally, the DOJ has agreed not to oppose a downward adjustment of three levels under the federal sentencing guidelines.


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                         (F) BEN GLISAN JR. PLEA. On September 10, 2003, Ben
Glisan Jr. entered a guilty plea to one count of conspiracy to artificially manipulate ENE's financial statements. He was sentenced to five years in federal prison, which he began serving immediately. Glisan also agreed to forfeit approximately $1 million in profits he received from his investment in the Southhampton Project and not to seek a refund of the approximately $412,000 in income taxes he paid on that profit.

               Also on September 10, 2003, the SEC filed suit in federal district court in Houston (#03-3628) alleging that Glisan violated federal securities laws by helping ENE to fraudulently inflate its earnings and operating cash flows to conceal the true extent of its debt and to manipulate ENE's financial results to the detriment of ENE's shareholders. Simultaneously with the filing of the complaint, Glisan agreed to file a consent allowing a final judgment to be entered against him. Glisan, without admitting or denying the allegations of the complaint, agreed to the entry of a final judgment permanently enjoining him from violating SEC rules and barring him from holding officer or director positions in public companies in the future.

                         (G) INDICTMENTS OF CERTAIN FORMER OFFICERS OF ENRON
BROADBAND SERVICES. On March 26, 2003, a grand jury convened by the United States District Court for the Southern District of Texas indicted Kevin A. Howard and Michael W. Krautz on several counts of securities fraud, wire fraud, conspiracy, and making false statements to the FBI. On April 2, 2003, Howard and Krautz entered not guilty pleas.

               On April 29, 2003, the grand jury issued a 218-count superseding indictment against Howard, Krautz, Kenneth Rice, Joseph Hirko, Kevin Hannon, Scott Yeager, and Rex Shelby, all former employees of EBS. In addition to the charges contained in the original indictment, the superseding indictment contains charges of misleading the investing public regarding the financial condition of EBS, insider trading, and money laundering, although not every defendant is charged with each count in the indictment. Each defendant has entered a plea of not guilty and remains free on bond. Trial has been set for early October 2004.

                         (H) LEA FASTOW INDICTMENT. On April 30, 2003, a federal
grand jury convened by the United States District Court for the Southern District of Texas indicted Lea W. Fastow, the wife of Andrew Fastow and a former ENE employee, charging her with one count of conspiracy to commit wire fraud and defraud the United States, one count of conspiracy to launder money, and four counts of filing false federal income tax returns. The indictment alleges, among other things, that Lea Fastow, in part during her employment at ENE, and others devised a series of transactions involving SPEs to obtain money through materially false pretenses, defrauding ENE, its shareholders, the United States, and others. Lea Fastow entered a plea of not guilty and is currently free on $500,000 bond.

                         (I) JOHN FORNEY INDICTMENT. On June 5, 2003, a federal
grand jury convened by the United States District Court for the Northern District of California indicted John Forney, a former Enron employee, on a single count of conspiracy to commit wire fraud for acts allegedly committed while Forney was head of Enron's western real-time power trading operations in Portland, Oregon. Forney was arrested in Columbus, Ohio on June 3 for wire fraud and conspiracy charges filed against him in a criminal complaint unsealed that day in the Southern District of Ohio. Forney pleaded not guilty to all charges on June 3, 2003, and


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remains free on a $40,000 bond. On December 4, 2003, Forney was indicted on ten additional counts of conspiracy and wire fraud related to ENE's alleged manipulation of the California power markets bringing the total number of counts against him to eleven. A trial date was set for October 12, 2004 in the Northern District of California, San Francisco Division.

                         (J) INDICTMENT OF FORMER ENRON AND MERRILL LYNCH
EMPLOYEES. On September 16, 2003 the ENE special grand jury issued an indictment charging former Merrill Lynch employees Daniel Bayly, James Brown, and Robert Furst with conspiracy to commit wire fraud and falsify books and records to help inflate ENE's 1999 earnings with a deal in which ENE sold an interest in electricity generators anchored off the Nigerian coast. The indictment also charged Brown with perjury before the grand jury and with obstruction of the ENE grand jury investigation. On October 15, 2003, former ENE accountant Sheila Kahanek and former Merrill Lynch employee William Fuhrs were added to the indictment and charged with conspiracy to commit wire fraud and falsify books and records. In addition, Fuhrs was also charged with perjury and obstruction of justice. The reindictment also added former ENE executives Andrew Fastow and Daniel Boyle as defendants charging them with conspiracy to commit wire fraud and falsify books and records. All seven defendants have pleaded not guilty and are free on bond.

                         (K) DAVID DELAINEY INDICTMENT. On October 29, 2003,
David Delainey, a former ENE employee, and the Enron Task Force of the DOJ filed a Cooperation Agreement in the U.S. District Court for the Southern District of Texas. The agreement provides that Delainey will plead guilty to an indictment charging him with one count of insider trading. Insider trading carries a maximum penalty of ten years imprisonment, three years of supervised release, a $1,000,000 fine, restitution, forfeiture of proceeds, and $100 special assessment. In the agreement, Delainey acknowledged that he and other ENE executives and senior managers "engaged in a wide-ranging scheme . . . to deceive the investing public about the true nature and profitability of ENE's businesses by manipulating ENE's publicly reported financial results and making false and misleading public representations." Delainey admitted to selling ENE stock on six occasions while in the possession of material non-public information regarding ENE's financial condition.

               The agreement requires Delainey to cooperate fully with the DOJ, to waive specified claims of attorney-client privilege, to provide documents to the DOJ, to consent to the adjournment of his sentence, and to testify at any proceeding as requested by the DOJ. Delainey agreed to forfeit $4,256,006.67 held in a TD Waterhouse account, representing proceeds of the offense to which he will plead guilty. After Delainey fulfills his obligations under the agreement, the DOJ has agreed to recommend leniency in sentencing. The DOJ also agreed not to pursue forfeiture beyond the $4,256,006.67 in the TD Waterhouse account and another $3,743,993.33 Delainey agreed to pay to the SEC in a separate agreement.

               b. FERC INVESTIGATIONS. FERC has instituted several investigations, as described more fully below. FERC has also instituted several lawsuits. Refer to Section IV.C.1.e(i), "FERC Litigation" for further information.

                         (i) FERC FACT-FINDING INVESTIGATION OF POTENTIAL
MANIPULATION OF ELECTRIC AND NATURAL GAS PRICES, DOCKET NO. PA-02-2-000. On February 13, 2002, FERC


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began a fact-finding investigation into whether any entity, including any of the
Enron Companies, manipulated short-term prices in electric or natural gas markets in the western United States. FERC's fact-finding investigation began in the wake of the Debtors' December 2001 bankruptcy filings and is based on allegations that ENE, through its affiliates, used its market position to distort electric and gas markets in California and the western United States.

               Six months into their investigation, on August 13, 2002, FERC staff issued an initial report to the U.S. Congress summarizing its findings and recommendations, including noting that there exists sufficient evidence to warrant formal investigations of possible violations of the FPA by PGE, EPMI, ECTRIC, and three companies unrelated to the Enron Companies. On the same date, FERC did open an investigation of PGE and EPMI under Docket Nos. EL02-114 and EL02-115.

               On March 26, 2003, FERC issued its Final Report on Price Manipulation in Western Markets and, concurrently with that report, an order was issued directing EPMI and EESI to show cause to FERC in a paper hearing why their authority to sell power at market-based rates should not be revoked citing an apparent violation of section 205(a) of the FPA's requirement that rates be just and reasonable. This order also directs ENA Upstream, EESI, ENA, and certain non-Debtor entities to show cause to FERC why their blanket marketing certificates under section 284.402 of FERC's regulations to make sales for resale at negotiated rates in interstate commerce of categories of natural gas subject to FERC's Natural Gas Act jurisdiction should not be revoked. Several persons sought rehearing of that Order, asking FERC revoke the perspective authority retroactively to earlier points in time. The Enron entities responded to the show cause order, as well as to the various pleadings styled as requests for rehearing. This matter is docketed as Enron Power Marketing, Inc. Docket Nos. EL03-77-000 et al.

               On June 25, 2003, FERC issued an order finding that EPMI and EESI engaged in gaming in the form of inappropriate trading strategies and that they failed to inform FERC of changes in market share resulting from gaining influence/control over others facilities. The order finds that these behaviors constitute market manipulation and result in unjust and unreasonable rates. In the June 25 order, FERC also finds that ENA Upstream, EESI, ENA, and certain non-Debtor affiliates manipulated the natural gas sales market, which it finds justifies the revocation of their authority to make jurisdictional sales for resale of natural gas.

               FERC ordered the following actions: (a) revocation of EPMI's and EESI's market-based rate authority and immediate termination of their electric market-based rate tariffs; (b) termination of EESI's authorization to make sales of natural gas under 18 C.F.R. Section 284.402 and issuance of a limited authorization for the sole purpose of liquidating EESI's existing assets, with the requirement that EESI report to FERC every 30 days regarding progress in liquidating assets; (c) termination of ENA's authorization to make sales of natural gas under 18 C.F.R. Section 284.402 and issuance of a limited authorization for the sole purpose of dissolution of its gas trading book, liquidation of certain positions, and fulfillment of obligations under two ongoing contracts, with the requirement that ENA report to FERC every 30 days regarding progress in terminating these activities; (d) termination of ENA Upstream's authorization to make sales of natural gas liquidating existing assets, with a self-effectuating termination date of December 31, 2003; and (e) termination of the authorizations of certain non-Debtor affiliates' (none of which


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are included in the Operating Entities) authorizations to make sales of natural gas under 18 C.F.R. Section 284.402, in one case with limited authorization to continue certain sales. The Debtors are evaluating whether to file a motion for rehearing and subsequent appeal. Moreover, certain former counterparties filed motions for rehearing of the June 25 order asking FERC to make any revocations retroactive, rather than prospective.

                    (ii) QUALIFYING FACILITY INVESTIGATIONS. In two separate proceedings, Southern California Edison Co., Docket Nos. EL03-19-000 et al. and EL03-17-000 et al., and Investigation of Certain Enron-Affiliated QFs, Docket No. EL03-47-000, FERC is investigating certain qualifying facilities that ENE has had an indirect ownership interest in since it acquired PGE. The allegation in each of the two proceedings is that ENE's ownership interest in and/or agreements with these qualifying facilities caused electric utility ownership in these projects to increase above the amount permitted to maintain qualified facility status.

               In the first proceeding, which involves six qualifying facilities, the named Enron Companies have entered into two settlements, one with FERC Trial Staff and a second with the utility purchaser. A June 10, 2003 Administrative Law Judge order recommended to FERC that it accept the agreement with the utility purchaser but not the agreement with FERC Trial Staff. FERC ultimately accepted both settlements.

               In the other proceeding, FERC has initiated an investigation of twenty-two qualifying facilities in which ENE has or has had an indirect ownership interest and/or other related contractual arrangements.

               On August 13, 2003, FERC issued a Letter Order terminating Docket No. QF90-203-004 only, the investigation of a qualifying facility owned by Saguaro Power Company. Settlement agreements for six of the other 22 qualifying facilities have been filed with the Administrative Law Judge but are not yet before FERC. In addition, the investigation of many other remaining qualifying facilities are close to settlement. Docket No. EL03-47-000, et al. remains open, pending the resolution of issues with respect to generation facilities other than Saguaro's facility.

                    (iii) FERC BIDDING INVESTIGATION. Also, on June 25, 2003, FERC issued an order initiating an investigation into anomalous bidding in the California markets. Specifically, the investigation will inquire as to whether during certain specified periods any bid over $250/MWh may have been unlawful. FERC will forward bid information from the ISO between the specified dates of May 1, 2000 and October 1, 2000 to all bidders who were active in the California market at that time. ENE has requested this information from FERC, and has made timely responses to FERC regarding this matter. Refer to Section VIII.C.19., "FERC Bidding Investigation".

               c. OTHER FEDERAL INVESTIGATIONS. Other federal agencies are also conducting investigations regarding the Enron Companies:

                    (i) THE COMMODITY FUTURES TRADING COMMISSION is conducting an investigation of various activities undertaken by ENE to determine whether such activities were in violation of the Commodity Exchange Act, as amended by the Commodity Futures


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Modernization Act of 2002. On March 12, 2003, CFTC filed a complaint against ENE and Hunter Shively. Refer to Section IV.C.1.e(iii)(A), "United States Commodity Futures Trading Commission v. Enron Corp. and Hunter Shivley (No. 03--909, U.S. District Court, Southern District of Texas, Houston Division)" for further information.

                    (ii) THE UNITED STATES DEPARTMENT OF LABOR is conducting an investigation of the Enron Corporation Savings Plan, ESOP, Cash Balance Plan, and Welfare Benefit Plans to determine whether there is a violation of any provision of ERISA or any regulation or order thereunder. On June 26, 2003, the Department of Labor announced the filing of a lawsuit against ENE, the Enron Corporation Savings Plan, the ESOP, and certain members of the 2001 Board and members of the administrative committee of the Enron Corporation Savings Plan. On July 2, 2003, this lawsuit was consolidated into the Tittle Action.

                    (iii) THE PENSION BENEFIT GUARANTY CORPORATION is conducting an investigation of the status of pension plans sponsored by any of the Enron Companies. Refer to Section IV.A.8., "Employee Matters" for further information.

                    (iv) THE DEPARTMENT OF THE TREASURY, INTERNAL REVENUE SERVICE has conducted its ordinary course examination of various of the Enron Companies, which began before the Initial Petition Date. The matter is now pending with the IRS appeals office.

                    (v) THE FEDERAL TRADE COMMISSION is conducting an investigation of the acquisition of assets of Pitt-Des Moines, Inc, by Chicago Bridge and Iron Company, N.V.

                    (vi) NASD REGULATION is conducting an investigation of transactions generating revenue for ECT Securities, Inc. for the period from January 1, 1998 through January 28, 2002.

                    (vii) THE FEDERAL ELECTION COMMISSION investigated a complaint by Judicial Watch alleging violations of the Federal Election Campaign Act in connection with ENE's hiring of GOP consultant Ralph Reed. The Commission dismissed the charges in the case on February 11, 2003.

                    (viii) THE GENERAL ACCOUNTING OFFICE conducted a study on the relationship of investment banks and analysts with ENE and Global Crossing. The GAO issued a report in March 2003, entitled "Investment Banks, The Role of Firms and Their Analysts with Enron and Global Crossing."

                    (ix) THE GENERAL SERVICES ADMINISTRATION, in March 2002, suspended ENE and related entities from obtaining further government contracts. No further action has been taken.

                    (x) THE U.S. ATTORNEY FOR THE DISTRICT OF CONNECTICUT conducted an investigation into various issues including (1) a three-party transaction between ENE, CRRA, and Northeast Utilities, (2) the negotiation and awarding of a contract between Garden State and CRRA, and (3) political contributions made to Connecticut government officials. ENE has responded to a subpoena for documents issued on May 17, 2002.


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               d. CONGRESSIONAL INVESTIGATIONS

                    (i) UNITED STATES SENATE. The United States Senate has conducted five investigations relating to the Enron Companies.

                         (A) THE SENATE COMMITTEE ON GOVERNMENTAL AFFAIRS AND
THE PERMANENT SUBCOMMITTEE ON INVESTIGATIONS OF THE SENATE COMMITTEE ON GOVERNMENTAL AFFAIRS conducted a multi-faceted investigation into the role of internal and external actors (both public and private sector) in the events leading to the Enron Companies' current situation. The investigation resulted in the release of four reports:

                              (1) BOARD OF DIRECTORS. On July 8, 2002, the
Permanent Subcommittee on Investigations released its report, entitled "The Role of The Board of Directors in Enron's Collapse." The report focuses on actions or omissions of the Board in allowing ENE to engage in certain practices and transactions.

                              (2) FINANCIAL OVERSIGHT. On October 8, 2002, the
Staff to the Senate Committee on Governmental Affairs released its report entitled "Financial Oversight of Enron: The SEC and Private-Sector Watchdogs." The report documents the results of the Committee's review of the financial oversight of the Enron Companies and focuses on the role of the SEC as well as the role of credit rating agencies and Wall Street securities analysts.

                              (3) FERC. On November 12, 2002, the Staff to the
Senate Committee on Governmental Affairs released a report entitled "Committee Staff Investigation of FERC's Oversight of Enron Corp." This focus of this report is similar to the October 8, 2002 report in that it examines FERC's performance as a public-sector watchdog. On the same day, the Committee's Minority Staff released its report on "FERC and Its Oversight of Enron Corp.," which takes a position contrary to that contained in the Committee Staff report.

                              (4) PULP AND PAPER. On January 2, 2003, the
Permanent Subcommittee on Investigations released its "Report on Fishtail, Bacchus, Sundance and Slapshot: Four Transactions Funded and Facilitated by U.S. Financial Institutions." This report examined four related transactions involving the Enron Companies' pulp and paper business assets.

                         (B) THE SENATE COMMITTEE ON COMMERCE, SCIENCE AND
TRANSPORTATION is conducting an investigation to determine whether the Enron Companies' business activities had any impact upon the commerce, science or transportation within the United States. This committee held a number of hearings between December 2001 and July 2002 concerning, among other things, the Enron Companies' involvement in potential manipulation of the western U.S. energy market and the consumer impact of the effect of the bankruptcy on state pension funds. No report has been issued and no further hearings are scheduled at this time.

                         (C) THE SENATE COMMITTEE ON FINANCE AND THE
CONGRESSIONAL JOINT COMMITTEE ON TAXATION are conducting an investigation into certain matters relating to (1) the Enron Companies' use of tax shelters, off-shore entities and SPEs and (2) the Enron Companies' pension and executive compensation and benefit arrangements for


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their employees. In February 2002, the Senate Committee on Finance requested that the Congressional Joint Committee on Taxation undertake an investigation into these issues. In February 2003, the Joint Committee on Taxation released a staff report that sets forth the results of the investigation, including, among other things, a review of the Enron Companies' tax-motivated transactions and their financial accounting and reporting and tax impact, and a review of the Enron Companies' qualified retirement plans and executive compensation system, including prepetition and postpetition payments and bonuses.

               The Senate Committee on Finance subsequently held two hearings concerning the Joint Committee on Taxation's staff report and investigation. The first hearing, held on February 13, 2003, primarily related to the tax aspects of the report, while the second hearing, held on April 8, 2003, primarily related to executive compensation issues.

               On October 21, 2003, Phillip Cook, an attorney with Alston & Bird, the law firm representing the ENE Examiner, testified before the Senate Committee on Finance with respect to certain of ENE's tax-related transactions. The subpoena issued to Mr. Cook requested testimony regarding what the ENE Examiner had learned about these transactions and the roles of law firms, accounting firms and investment banks in facilitating these transactions. Mr. Cook testified that the ENE Examiner has concluded (as set forth in his reports filed with the Bankruptcy Court) that certain of the tax-related transactions entered into by ENE distorted ENE's financial statement net income in violation of GAAP. Furthermore, the ENE Examiner has concluded that ENE could not have implemented these transactions without the assistance it received from investment banks, its accounting firms and the law firms that issued the necessary tax opinions. Refer to "Related Documents" at http://www.enron.com/corp/por/ for a copy of Mr. Cook's written testimony.

               Refer to Section X.A.3.e(iii)(E)., "U.S. Senate Committee on Finance" for information on the Senate Finance Committee's investigation regarding a Guatemalan power plant project.

                         (D) THE SENATE COMMITTEE ON BANKING, HOUSING AND URBAN
AFFAIRS conducted an investigation relating to accounting and investor protection issues arising from the Enron Companies and other public companies. The committee hearings examined issues including (1) accounting and auditing standards and oversight, and conflicts of interest; (2) the completeness of disclosure in SEC filings and shareholder communications; (3) underwriter and securities analyst conflicts of interest; (4) insider abuses; (5) corporate responsibility; and (6) the adequacy of SEC resources to meet its responsibilities.

                         (E) THE SENATE OFFICE OF THE CLERK investigated a
complaint filed by the Center for Responsive Politics, which alleged that ENE had filed incorrect lobby reports. ENE has since filed corrected lobby reports and the Office indicated that there will be no further action taken.

                    (ii) UNITED STATES HOUSE OF REPRESENTATIVES. The U.S. House of Representatives is conducting four separate investigations:


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                     (A) THE HOUSE ENERGY & COMMERCE COMMITTEE is conducting an investigation of matters relating to the financial downfall of ENE. No hearings relating to the investigation have been held since March 2002, nor has any report been issued.

                     (B) THE HOUSE EDUCATION AND WORKFORCE COMMITTEE is conducting an investigation of matters arising from the bankruptcy of ENE and the resulting effect on related pension plans. No hearings relating to this investigation have been held since February 2002, and no report was issued.

                     (C) THE HOUSE FINANCIAL SERVICES COMMITTEE conducted hearings relating to the Enron Companies and the effect of their bankruptcy on investors and markets. No hearings relating to this investigation have been held since February 2002, and no report was ever issued.

                     (D) THE HOUSE COMMITTEE ON GOVERNMENT REFORM. The House Committee on Government Reform's ranking minority member, Rep. Waxman, conducted an investigation into various issues including Enron's contacts with government officials, and actions of former Enron officials currently serving in the executive branch. The Company has responded to several requests for documents and other information.

            e. STATE INVESTIGATIONS. In addition, authorities in various states are conducting their own investigations into various aspects of the Enron
Companies:

                  (i) THE STATE OF FLORIDA OFFICE OF THE ATTORNEY GENERAL conducted an investigation of certain of the Enron Companies relative to related party transactions and SPEs pursuant to enforcement of RICO. The Florida Attorney General has closed its investigation and has indicated that it anticipates taking no further action.

                  (ii) THE STATE OF OREGON DEPARTMENT OF JUSTICE FINANCIAL FRAUD
SECTION is conducting an investigation of ENE relative to the Oregon Racketeer Influenced and Corrupt Organizations Act.

                  (iii) THE CALIFORNIA STATE SENATE AND ATTORNEY GENERAL are conducting an investigation of price manipulation allegations by ENE, certain Wholesale Services entities, and EPMI.

                  (iv) THE CONNECTICUT STATE'S ATTORNEY, who exercises criminal jurisdiction in Connecticut, indicated in the summer of 2002 that it might begin an investigation of ENE. Prior to the commencement of any formal investigation, ENE voluntarily contacted the State's Attorney's office and agreed to provide documents previously produced to the Connecticut Attorney General and the U.S. Attorney for the District of Connecticut. ENE has not received a formal subpoena from this office.

                  (v) THE PUBLIC UTILITY COMMISSION OF TEXAS conducted an investigation of EPMI in regard to alleged over-scheduling in ERCOT during August 2001. The parties agreed to a settlement, which was approved by the Bankruptcy Court on April 10, 2003. The order made provision for an allowance of the claim totaling $9.4 million but did not



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authorize payment. The Debtors anticipate confirmation of the settlement agreement by the Texas PUC.

                  (vi) NEW YORK DISTRICT ATTORNEY'S OFFICE is investigating certain prepay transactions between the Debtors and certain financial institutions.

                  (vii) THE ATTORNEY GENERAL OF THE STATE OF NEW JERSEY was conducting an investigation into whether $108,000 of prepetition contributions made by ENE to the campaigns of certain New Jersey state legislative candidates violated a New Jersey statute governing such contributions. Violation of the statute could subject ENE to criminal liability in the amount of up to $990,000. On May 28, 2003, ENE filed with the Bankruptcy Court a motion to approve a compromise and settlement with the State of New Jersey. Under the terms of the proposed settlement, (i) ENE will pay the State of New Jersey $109,000, (ii) ENE agrees to certain restrictions on its future campaign contributions to candidates for office in the State of New Jersey, and (iii) the State of New Jersey shall release and discharge ENE from any and all claims, demands, and causes of actions arising from the contributions in question.

                  (viii) THE HARRIS COUNTY, TEXAS DISTRICT ATTORNEY conducted an investigation into EBS's delinquent personal property taxes. The matter was settled on December 17, 2002 with a payment of back taxes in the amount of $1 million, and an agreement to a fine of $4,000. The Bankruptcy Court approved the settlement on December 5, 2002.

                  (ix) THE NEW JERSEY ATTORNEY GENERAL investigated allegations that ENE had made illegal campaign contributions under New Jersey state election laws. The matter was settled and the settlement was approved by the Bankruptcy Court on June 10, 2003.

      f.    INFORMAL INQUIRIES

                  (i) HOUSE ARMED SERVICES COMMITTEE. The United States House of Representatives Armed Services Committee made an informal inquiry, but no subpoena was ever issued, and no investigation or action was ever initiated against the Enron Companies.

                  (ii) SENATE COMMITTEE OF HEALTH, EDUCATION, LABOR AND PENSIONS. Shortly after the Initial Petition Date, this committee held a hearing seeking information regarding the Enron Companies' pension program, but no investigation was ever launched. No activity has taken place in over 19 months.

                  (iii) SENATE JUDICIARY COMMITTEE. The United States Senate Judiciary Committee made an informal inquiry, but no subpoena was ever issued, and no investigation or action was ever initiated against the Enron Companies.

                  (iv) SENATE COMMITTEE ON ENERGY AND NATURAL RESOURCES. The United States Senate Committee on Energy and Natural Resources made an informal inquiry, but no subpoena was ever issued, and no investigation or action was ever initiated against the Enron Companies.

D.    COMMITTEES

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      1.    CREDITORS' COMMITTEE

            a. APPOINTMENT. On December 12, 2001, the U.S. Trustee appointed the Creditors' Committee pursuant to section 1102 of the Bankruptcy Code.

            b. ORIGINAL COMPOSITION. The original Creditors' Committee was composed of 15 of the largest unsecured creditors holding a variety of claims against the Debtors, including, but not limited to, bank debt, trade debt, and employment-related claims. Initially, the Creditors' Committee included: JP Morgan Chase & Co.; Citigroup/Citibank; ABN AMRO Bank; Credit Lyonnais; CSFB; National City Bank, as Indenture Trustee; Silvercreek Management, Inc.; Oaktree Capital Management, LLC; Wells Fargo, as Indenture Trustee; The Bank of New York, as Indenture Trustee; St. Paul Fire and Marine Insurance Company; National Energy Group, Inc.; Duke Energy Trading and Marketing, LLC; Mr. Michael P. Moran, individually and as representative; and The Williams Companies. At the organizational meeting on December 12, 2002, the Creditors' Committee appointed Wells Fargo and The Williams Companies as co-chairs.

            c. RECONSTITUTION. On December 24, 2001, the U.S. Trustee amended the appointment of the Creditors' Committee, effective as of December 10, 2001, by removing CSFB and adding West LB. On September 9, 2002, the appointment of the Creditors' Committee was again amended, effective as of September 10, 2002. This second amendment reflected (i) the removal of Mr. Michael P. Moran(44),
(ii) the resignation of Citigroup/Citibank, and The Williams Companies, and
(iii) the addition of Reliant Energy. The current co-chairs of the Creditors' Committee are Wells Fargo and Credit Lyonnais. In February 2003, Duke Energy Trading and Marketing, LLC and National City Bank, as Indenture Trustee, resigned from the Creditors' Committee. On September 4, 2003, the Creditors' Committee was officially reconstituted to reflect the February 2003 resignations.

            d. REQUESTS FOR ADDITIONAL COMMITTEES. In February 2002, after requests made to the U.S. Trustee were denied, certain creditors of ENA and its subsidiaries engaged in the wholesale energy trading business filed motions and related pleadings before the Bankruptcy Court seeking the appointment of one or more separate creditors' committees. These creditors asserted that separate creditors' committees were warranted on the basis that, among other things, the Creditors' Committee did not adequately represent their interests. The Debtors, the U.S. Trustee, and the Creditors' Committee unanimously opposed these motions. The Bankruptcy Court indicated that it would not rule on such motions until after the ENA Examiner filed the ENA Examiner Interim Report addressing various inter-Debtor issues and potential for conflict from the vantage point of the ENA estate. By order dated June 21, 2002, the Bankruptcy Court denied all motions for separate creditors' committees. In denying these requests, the Bankruptcy Court noted: "[A]dding additional committees would likely intensify conflict and lead to further complication. This Court is disinclined to add committees to satisfy one group of creditors, a group that already has representation on the Creditors' Committee, only to create further discord, litigation and delay." The U.S. District Court affirmed the Bankruptcy Court's order on appeal.


----------
(44)  Mr. Moran was appointed to the Employee Committee, effective March 27,
      2002.


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            e. RETENTION OF PROFESSIONALS. As of the date hereof, the Creditors'
Committee has retained Milbank, Tweed, Hadley & McCloy LLP as legal counsel and Squire, Sanders & Dempsey L.L.P. as additional special conflicts counsel. The Creditors' Committee has also retained several other professionals including Houlihan Lokey Howard & Zukin Financial Advisors, Inc., as investment bankers; Ernst & Young LLP, as accountants; Ernst & Young Corporate Finance LLC, as restructuring advisors; McKool Smith, P.C. as special Texas litigation counsel; and InteCap, Inc., as damages consultant.

      2.    EMPLOYEE COMMITTEE

            a. APPOINTMENT AND SCOPE. On March 27, 2002, the U.S. Trustee appointed the Employee Committee pursuant to sections 1102(a) and 1102(b) of the Bankruptcy Code for the limited purpose of investigating issues relating to (a) continuation of health or other benefits for former employees of the Debtors,
(b) the investigation of claims uniquely held by employees, as such, against the Debtors, (c) the treatment of employees' claims under any plan(s) of reorganization or liquidation, (d) possible WARN Act violations by the Debtors in discharging employees, (e) possible violation by the Debtors of state labor laws and certain provisions of ERISA, and (f) dissemination of non-confidential information relating to items (a) through (e) to employees, former employees, or groups thereof.

            b. ORIGINAL COMPOSITION. The original Employee Committee was included: Michael P. Moran, Esq.; Richard D. Rathvon; Diana S. Peters; Christie Patrick, Esq.; Monet Ewing; and State Street, in its capacity as special fiduciary for certain Enron plans.

            c. RECONSTITUTION. On March 29, 2002, the U.S. Trustee amended the appointment of the Employee Committee, effective as of March 29, 2002, by removing Christie Patrick, Esq. and adding Kevin Hyatt.

            d. RETENTION OF PROFESSIONALS. The Employee Committee has retained Kronish Lieb Weiner & Hellman LLP as counsel and McClain, Leppert & Maney, P.C. as special litigation counsel. The Employee Committee has also retained Crossroads, LLC as financial advisors; and Triad Communication, Inc. as communication specialists and consultants.

            e. SEVERANCE SETTLEMENT FUND LITIGATION. Certain claims and causes of action arising from and relating to the Employee Prepetition Stay Bonus Payments to certain of the Debtors' former employees were assigned to the Employee Committee and are the subject of litigation styled: (a) Thresa A. Allen, et al. v. Official Employment-Related Issues Committee, Enron Corp., ENA, and Enron Net Works, L.L.C., Adv. No. 03-02084-AJG, which was dismissed by the Bankruptcy Court; (b) Official Employment-Related Issues Committee of Enron Corp., et al. v. John D. Arnold, et al., Adv. No. 03-3522, currently pending in the United States Bankruptcy Court for the Southern District of Texas; (c) Official Employment-Related Issues Committee of Enron Corp., et al. v. James B. Fallon, et al., Adv. No. 03-3496, currently pending in the United States Bankruptcy Court for the Southern District of Texas; (d) Official Employment-Related Issues Committee of Enron Corp., et al. v. Jeffrey McMahon, Adv. No. 03-3598, currently pending in the United States Bankruptcy Court for the Southern District of Texas; and (e) Official Employment-Related Issues Committee of Enron Corp., et al. v. John J.


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
Lavorato, et al., Adversary No. 03-3721, currently pending in the United States Bankruptcy Court for the Southern District of Texas.

      3.    FEE COMMITTEE

            a. APPOINTMENT AND SCOPE. By Order dated January 17, 2002, the Bankruptcy Court established procedures for the payment of interim compensation and the reimbursement of expenses of Chapter 11 Professionals. Subsequently, on April 26, 2002, the Bankruptcy Court entered an order establishing the Fee Committee.

            The Fee Committee is authorized to (a) review and analyze interim and final fee applications filed by Chapter 11 Professionals in accordance with orders of the Bankruptcy Court; (b) monitor whether each Chapter 11 Professional develops agreed budgets with its client; (c) implement reasonable procedures for sufficiently reporting and applying for fees; and (d) file advisory reports with the Bankruptcy Court.

            b. COMPOSITION. The Bankruptcy Court's April 26, 2002 order established the Fee Committee to be comprised of a Chairperson, appointed by the Bankruptcy Court and representatives appointed by each of the Debtors, the Creditors' Committee, the Employee Committee and the U.S. Trustee. At any time and from time to time, with or without notice, the Bankruptcy Court may alter the membership of the Fee Committee. Effective April 3, 2002, the Bankruptcy Court appointed Joseph Patchan to serve as Chairperson of the Fee Committee.

            c. RETENTION OF PROFESSIONALS. The Fee Committee was authorized to employ professionals to assist the Fee Committee in the review and analysis of the fee applications and the budgets and to provide such other services as the Fee Committee, in its sole and absolute discretion, deems appropriate. The Fee Committee has employed one computer analyst firm and five individuals to assist the Fee Committee.

            d. FEE APPLICATIONS. The Fee Committee has established procedures for the submission and review of fee applications and the preparation of budgets by the Chapter 11 Professionals. Professional services are to be allocated among the respective Debtors and detailed by task codes established by the Debtors subject to the Fee Committee's concurrence. As a result of the Fee Committee's efforts, each fee application filed by a Chapter 11 Professional utilizes the same categorization and task codes.

            The Fee Committee analyzes each fee application, emphasizing the reasonableness of fees in light of the tasks performed and the Chapter 11 Professional's and its client's duties and responsibilities. Following a dialogue between the Fee Committee and the Chapter 11 Professional, the Fee Committee prepares an advisory report for the Bankruptcy Court setting forth its issues and recommendations with regard to the fees and expenses set forth in the Chapter 11 Professional's application. The advisory report is not binding upon the Bankruptcy Court or any Chapter 11 Professional. Each Chapter 11 Professional may file with the Bankruptcy Court and submit to the Fee Committee a brief statement of the reason why it believes the Bankruptcy Court should or should not follow the advisory report's recommendation.



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            As of December 23, 2003, Chapter 11 Professionals have filed five interim fee applications. As of December 23, 2003, the Bankruptcy Court has approved an aggregate of approximately $271 million in fees and expenses for Chapter 11 Professionals. The Fee Committee has not yet completed its advisory reports with respect to the Chapter 11 Professionals' fourth interim fee applications (covering the period from January 1, 2003 through April 30, 2003).

E.    AVOIDANCE ACTIONS

            Pursuant to the Bankruptcy Code, a debtor may seek to recover, through adversary proceedings in the Bankruptcy Court, certain transfers of the debtor's property, including payments of cash, made while the debtor was insolvent during the 90 days immediately prior to the commencement of the bankruptcy case (or, in the case of a transfer to or on behalf of an "insider," one year prior to the commencement of the bankruptcy case) in respect of antecedent debts to the extent the transferee received more than it would have received on account of such pre-existing debt had the debtor been liquidated under chapter 7 of the Bankruptcy Code. Such transfers include cash payments, pledges of security interests or other transfers of an interest in property. In order to be preferential, such payments must have been made while the debtor was insolvent; debtors are rebuttably presumed to have been insolvent during the 90-day preference period. The Bankruptcy Code's preference statute can be very broad in its application because it allows the debtor to recover payments regardless of whether there was any impropriety in such payments. A debtor must commence avoidance actions within two years of the date it files its bankruptcy petition.

            There are, however, certain defenses to such claims. For example, transfers made in the ordinary course of the debtor's and the transferee's business according to ordinary business terms may not be recoverable. Furthermore, if the transferee extended credit contemporaneously with or subsequent to the transfer, and prior to the commencement of the bankruptcy case, for which the transferee was not repaid, such extension may constitute an offset against an otherwise recoverable transfer of property. If a transfer is recovered by a debtor, the transferee has a general unsecured claim against the debtor to the extent of the recovery.

            Under the Bankruptcy Code and under various state laws, a debtor may also recover or set aside certain transfers of property (fraudulent transfers), including the grant of a security interest in property, made while the debtor was insolvent or which rendered the debtor insolvent or undercapitalized to the extent that the debtor received less than reasonably equivalent value for such transfer.

            The Plan provides for all potential preference and fraudulent conveyance actions to be investigated and, to the extent determined to be actionable and material, to be pursued. In that regard, the Debtors have already undertaken a comprehensive and coordinated effort to identify, develop and pursue (if appropriate) avoidance actions in respect of payments, distributions and other transfers made by, or on behalf of, the Debtors up to one year prior to the Petition Date. With the active assistance and participation of bankruptcy counsel and certain of their other restructuring professionals, the Debtors have devoted (and will continue to devote) considerable time and resources to this effort. The Debtors anticipate that this process will continue following confirmation of the Plan. Given the size and complexity of the Chapter 11


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Cases, the existence and/or merit of all avoidance actions were not and could not have been litigated prior to the Confirmation Date.

            As part of the investigatory process, factual data and information concerning a vast array of transactions, payments and other transfers made, or engaged in, by the Debtors has been collected from a multitude of disparate sources, ranging from bank statements and computer-generated accounts payable detail to loan documentation, employment agreements and third-party invoices. All such data and information is being organized and subsequently analyzed for potential avoidance actions. Payments and other transfers made by the Debtors within 90 days of the Petition Date, for example, have been reviewed and reconciled against bank statements, invoices and other pertinent documentation to determine the existence of potentially preferential transfers under section 547 of the Bankruptcy Code.

            In addition, in connection with the analysis of the Safe-Harbor Agreements, the Debtors conduct an avoidance review of each such agreement. This review is intended to identify potential preferences, fraudulent transfers, or other avoidable transactions related to the agreement. As a general proposition, section 546 of the Bankruptcy Code immunizes from avoidance many transfers related to Safe-Harbor Agreements. However, to the extent avoidable transactions not protected by section 546 are discovered, they are taken into account in reaching a settlement with the counterparty. Refer to Section IV.B.1., "Resolution of the Wholesale Trading Book" for further information.

            ANY PERSON (INCLUDING BUT NOT LIMITED TO THOSE PERSONS LISTED IN RESPONSE TO ITEM 3 ON THE STATEMENT OF FINANCIAL AFFAIRS FOR ANY DEBTOR) THAT HAS RECEIVED A TRANSFER OF PROPERTY IN WHICH ANY OF THE DEBTORS' ESTATES HAS AN INTEREST DURING THE APPROPRIATE LOOK-BACK PERIOD SHOULD ASSUME THAT THE TRANSFER IS BEING INVESTIGATED AND THAT AN AVOIDANCE ACTION WILL BE COMMENCED IF SUCH ACTION IS DEEMED TO HAVE MERIT. REFER TO APPENDIX O: "POTENTIAL CAUSES OF ACTION" FOR A LIST OF POTENTIAL AVOIDANCE ACTIONS THAT THE DEBTORS MAY ELECT TO BRING.

            To date, the Debtors have commenced adversary proceedings in the Bankruptcy Court and/or sent demand letters to numerous parties seeking to recover preferential transfers or fraudulent conveyances. Refer to Section IV.C.1.b., "Certain Pending Avoidance Actions" and Appendix S: "Additional Pending Avoidance Actions" for a list of currently pending avoidance actions. In conjunction with the filing of the currently pending avoidance actions, the Debtors have made a good faith determination that the respective plaintiff-Debtors to such actions were insolvent at the relevant times. As the Debtors continue their diligence efforts, the Debtors anticipate that they will commence additional avoidance actions not reflected herein.

            As part of their efforts to streamline the procedures relating to avoidance actions, the Debtors obtained approval of procedures governing settlement of avoidance actions. Under the procedures, settlement of actions where the face amount of the transfer is less than $200,000 would be accomplished without notice or further order of the Bankruptcy Court; provided, however, the Debtors will file monthly schedules summarizing all settlements under $200,000. Settlements of avoidance actions where the face amount of the transfer is between $200,000 and $1 million would be deemed approved absent any timely, written objection after ten days prior written notice. For proposed settlements where the face amount of the transfer was greater than


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$2 million, the Debtors would be required to obtain a prior agreement of the
Creditors' Committee as to the fairness and reasonableness of any proposed settlement and would, thereafter, seek Bankruptcy Court approval of the settlement by way of a motion filed pursuant to Bankruptcy Rule 9019.(45) The Debtors will also seek Bankruptcy Court approval of all settlements over $1 million.

            In the event the Debtors were to prevail on a significant portion of the potential avoidance actions, substantial funds would be recovered by the Debtors' estates. However, the Debtors' cannot predict the outcome of these avoidance actions, nor the amounts that may be realized therefrom either from recoveries on judgments or settlements.

F.    RELATED U.S. BANKRUPTCY PROCEEDINGS

      1.    NEW POWER COMPANY

            a. NEW POWER COMPANY. On or about March 28, 2002, the Bankruptcy Court entered an order authorizing and approving the settlement of all amounts owed by New Power Holdings, Inc. and NPW to ENE, EESI, ENA, and EPMI pursuant to certain commodities contracts between the parties. The settlement provided that:
(a) the Enron parties would retain the $70 million of the NPW parties' security deposits in their possession; and (b) the NPW parties would issue a $28 million promissory note, payable to the Enron parties for the balance. The NPW parties filed for chapter 11 protection on June 11, 2002, in the Georgia Bankruptcy Court, triggering payment of the promissory note.

            The amounts due and payable pursuant to the promissory note were subject to a cash collateral order dated July 11, 2002, issued by the Georgia Bankruptcy Court. Pursuant to the terms of that cash collateral order, on or about November 4, 2002, the NPW parties paid the Enron parties $28,485,958.30, representing the outstanding principal and interest then due pursuant to the promissory note. On or about January 15, 2003, the NPW parties paid the Enron parties $137,000, representing the expenses payable in connection with the promissory note.

            On or about January 13, 2003, the Georgia Bankruptcy Court appointed the NPW Examiner in the purchasers' bankruptcy cases, and authorized him to investigate, file and take appropriate action with respect to certain issues, including whether the claim of the Enron parties in connection with the settlement should be recharacterized as equity. A recharacterization of the sellers' claim by the NPW Examiner could significantly reduce the amount of such claim. As of the date hereof, the NPW Examiner's review is continuing.

      2.    EOTT

----------
(45) For purposes of the procedures, "avoidance actions" do not include (a) any actions that may be commenced against any insider of the Debtor; (b) any actions that may be commenced against any affiliate of the Debtors or their insiders; (c) any actions that may be commenced against any current or former employee of the Debtors or their past or present affiliates; (d) any action that has been or may be commenced by the Creditors' Committee; or (e) any of the cases that are currently subject to mediation.


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
            On October 8, 2002, EOTT Energy Finance Corp., EOTT Energy General Partner, LLC, EOTT Energy Operating Limited Partnership, EOTT Energy Canada Limited Partnership, EOTT Energy Pipeline Limited Partnership, EOTT Energy Liquids, L.P. each filed a chapter 11 bankruptcy petition in the Corpus Christi Bankruptcy Court. On October 21, 2002, EOTT Energy Corp. filed its chapter 11 petition in the Corpus Christi Bankruptcy Court. On February 18, 2003, the Corpus Christi Bankruptcy Court confirmed the EOTT Debtors' plan of reorganization, which became effective on March 1, 2003.

            On October 8, 2002, the Debtors entered into a comprehensive settlement agreement effectively divorcing EOTT Energy Corp. and affiliated entities from ENE, ENA, EESI, EGLI, and certain non-Debtors. Bankruptcy Court approval of this settlement was obtained on December 5, 2002 over opposition by certain claimants in the EOTT Debtors' chapter 11 cases. An order approving the settlement agreement had previously been entered by the Corpus Christi Bankruptcy Court on November 22, 2002. Besides saving the Debtors' estates the future costs of claims litigation, the approved settlement agreement included a comprehensive release of current and future claims, indemnification for potential claims related to formerly cooperative pipeline operations, and consideration paid to the Debtors in the form of $1.25 million in cash, the delivery of a $6.2 million promissory note, and cash settlement of certain invoices. Execution of the settlement agreement itself also involved the execution of several related agreements concerning the consensual transition of employees between the parties, the termination of certain operating agreements between the parties, the execution of the promissory note, the delivery of letters of credit and the releases of liens. The closing of the settlement agreement occurred on December 31, 2002.

      3.    LJM2

            On September 25, 2002, LJM2 filed a voluntary petition for relief under chapter 11 of the Bankruptcy Code in the LJM2 Bankruptcy Court, thereby commencing case number 02-38335-SAF. On or about December 2, 2002, ENE filed a proof of claim in the LJM2 bankruptcy proceedings, in which ENE asserted, on behalf of itself and ENA, Porcupine I LLC, Fishtail LLC, and Annapurna LLC, a contingent, unliquidated claim against LJM2. The allegations regarding ENE's transactions with LJM2 set forth in the Second ENE Examiner's Report serve as the basis for ENE's claim against LJM2. LJM2 has filed an objection to ENE's proof of claim and discovery is ongoing. The LJM2 Bankruptcy Court has converted the objection to ENE's claim to an adversary proceeding, styled Enron Corp. and Enron North America Corp., as debtors and debtors in possession v. LJM2 Co-Investment through its successor, LJM2 Creditors Liquidation Trust, Adv. No. 03-3465 currently pending in the LJM2 Bankruptcy Court.

            On or about April 18, 2003, LJM2 filed its Disclosure Statement to Accompany First Amended Liquidating Plan of Reorganization Filed by LJM2 Co-Investment, L.P. On May 15, 2003, the LJM2 Bankruptcy Court approved LJM2's disclosure statement. On August 18, 2003, the LJM2 Bankruptcy Court confirmed LJM2's proposed liquidating plan of reorganization. Pursuant to the plan, LJM2 will transfer substantially all of its assets into two trusts, Trust A and Trust B, for the benefit of its creditors. Trust A will consist of most of LJM2's assets, including cash and cash equivalents, investments, insurance policies, insurance claims, avoidance actions (other than those against LJM2's limited partners and special limited


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partner), and certain rights of action. Trust B will consist of LJM2's rights under its partnership agreement, including the right to seek capital contributions from its limited partners and to bring certain avoidance actions against the limited partners and its special limited partner. Under the LJM2 plan, ENE would receive a beneficial interest in Trust A to the extent and in the amount of its allowed claim and would be entitled to receive its pro rata share of distributions from Trust A. ENE would not receive any distributions from Trust B.

            Because of the ongoing dispute with respect to ENE's proof of claim in the LJM2 bankruptcy, the uncertainty with respect to the value of the assets to be transferred to Trust A, and the amount of other claims to be satisfied by distributions from Trust A, ENE cannot predict what, if anything, it will receive on account of its claims against LJM2.

G.    INSURANCE MATTERS

            Prior to the Initial Petition Date, the Enron Companies maintained various insurance programs and policies, including the Workers' Compensation Program, Insurance Policies, and the Gulf Insurance Program. Shortly after the filing of these chapter 11 cases, various carriers notified ENE that they were reserving their right to challenge any prior obligation to provide coverage under these programs, alleging fraud and other misconduct as the basis for their claims. Notwithstanding these claims and to the Debtors' knowledge, except under certain circumstances, these carriers have been providing defense costs and indemnification where requested and have not taken any further steps to support their claims.

            On December 3, 2001, the Court entered the Insurance Order authorizing the Debtors to, among other things, continue paying obligations (including premiums, payments to brokers, and deductible and reserve funding) associated with the Workers' Compensation Program, Insurance Policies, and the Gulf Insurance Program. Consistent with the Insurance Order, since the Initial Petition Date, the Debtors have reviewed their insurance programs and policies, maintained those necessary for the operation of their businesses, and, where necessary in their business judgment, purchased additional policies. This process is ongoing.

            Gulf either directly insures through the Gulf Insurance Program or reinsures other insurance providers for general liability insurance, workers' compensation and auto liability coverage for the Enron Companies, subject to various deductibles and per occurrence and annual aggregate limits. Prior to the Initial Petition Date, Gulf was managed internally by the Enron Companies' Risk Management Group, including payment of premiums to and refunds from Gulf, as well as all claims charged to Gulf. Prior to the Initial Petition Date, ENE funded Gulf by paying periodic premiums. These premiums were then loaned back to ENE. Historically, Gulf paid claims filed against the Enron Companies by making demands on the loans for the aggregate amount of the claims to be paid by Gulf. Based on the Schedules, as of the Initial Petition Date, ENE owed Gulf $50,525,997.00 based on these loans.

            Since May 31, 2002, Gulf has been operating pursuant to a public rehabilitation proceeding administered by the Commissioner of Banking, Insurance, Securities and Health Care Administration for the State of Vermont. Gulf has ceased writing new business and issuing insurance to the Enron Companies, and, as a result, Gulf's future exposure is finite. In addition, Gulf continues to make demands on ENE for repayment of its loans as needed to pay claims and,


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
pursuant to the Insurance Order, ENE continues to pay Gulf, thereby continually reducing the outstanding amount of the loans.

            The Enron Companies have also obtained political risk insurance with respect to certain international investments. As a general matter, political risk insurance protects a foreign investor against certain acts by the government in a host country which expropriate or otherwise reduce the value of the investment (e.g., war or currency inconvertibility risk). With respect to certain of its international investments, ENE carries such policies. Policies are underwritten by the public (such as OPIC) and/or private markets. The Enron Companies paid all premiums due on such policies, but there are some outstanding issues as to the acceptance of such payments and amounts. Insurance claims have been filed with both public and private insurers with respect to certain investments, including Dabhol Power in India and TGS in Argentina. The private insurance coverage involved both primary and excess coverage with multiple insurers subscribing to each policy. Various private insurers disputed coverage and further reserved their right to assert that the policies could be avoided. As approved by the Bankruptcy Court, the Enron Companies have entered into two tolling agreements with private insurers. One tolling agreement relates solely to Dabhol Power and the other to a variety of projects. As approved by the Bankruptcy Court on October 9, 2003, the Debtors have settled with their private insurers relating to Dabhol and have received $24 million in accordance with such settlement. The Debtors have also filed two other motions to approve settlements with certain private market insurance providers relating to political risk insurance policies procured by the Debtors in respect of all projects other than Dabhol.

            With the exception of certain political risk policies currently the subject of a motion to compromise (including rejection of the policies), following review of the various remaining Insurance Policies and applicable law, the Debtors have preliminarily determined that none of such policies constitute executory contracts subject to assumption or rejection because, among other things, the Debtors have paid their premiums in full. Accordingly, the Debtors expect these policies to remain in place until their expiration.

            Contrary to the Debtors' position, ACE USA has asserted that certain of its insurance policies and other related agreements are executory contracts and must be assumed, or the Reorganized Debtors must satisfy their continuing obligations under such policies and agreements, as a condition to continuing coverage. Moreover, ACE USA asserts that the failure to do so may void otherwise available insurance coverage. Similarly, ACE USA alleges that certain provisions of the Plan may adversely impact the availability of insurance coverage. ACE USA has reserved all of its rights, claims and defenses under such policies and agreements, including, but not limited to, its right to deny coverage under the policies and agreements. The Debtors dispute ACE USA's position regarding the insurance policies, but there can be no assurances that the Debtors will prevail.

      V.    CERTAIN INTERNATIONAL SUBSIDIARIES AND RELATED INTERNATIONAL
            PROCEEDINGS

            CAPITALIZED TERMS USED THROUGHOUT THIS DISCLOSURE STATEMENT ARE DEFINED IN APPENDIX A: "MATERIAL DEFINED TERMS FOR ENRON DISCLOSURE STATEMENT" ATTACHED HERETO.

A.    GENERAL OVERVIEW

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            Prior to the Initial Petition Date, the Enron Companies' presence outside of the United States was widespread. ENE, through its various subsidiaries, operated in approximately 70 countries outside of the United States and in many cases incorporated or otherwise formed entities domiciled in these jurisdictions. As of the Initial Petition Date, approximately 45% of ENE's 2,400 direct and indirect subsidiaries were Foreign Affiliates. A significant portion of these approximately 1,100 Foreign Affiliates were incorporated in the United Kingdom, the Cayman Islands, and the Netherlands.

            Since the Initial Petition Date, the Enron Companies have engaged in a systematic analysis of these Foreign Affiliates that has resulted in many of them having been dissolved, identified for dissolution, or sold. In addition, on November 29, 2001, and on various dates thereafter, certain Foreign Affiliates in England went into administration. Within a short period following the Initial Petition Date, various other Foreign Affiliates had also commenced (either voluntarily or involuntarily) insolvency proceedings in Australia, Singapore, and Japan. Additional filings have continued world-wide and insolvency proceedings for Foreign Affiliates are continuing for various companies registered in Argentina, Bahamas, Bermuda, Canada, the Cayman Islands, France, Germany, Hong Kong, India, Italy, Mauritius, the Netherlands, Peru, Spain, Sweden, and Switzerland.

            At present, no worldwide integrated treaty governing cross-border insolvency law exists. Each country normally has its own set of laws dealing with insolvency and restructuring, and a developing set of rules as to each country's approach to the recognition of insolvency regimes from other jurisdictions. Virtually all foreign insolvency proceedings are markedly different from the United States chapter 11 process. In the United States, proof of insolvency is not required to commence a chapter 11 case and an established mechanism exists for financiers to provide debtor-in-possession financing in return for super-priority claim status. Moreover, the Bankruptcy Code provides a chapter 11 debtor and its creditor constituencies with flexibility to negotiate the terms of a chapter 11 plan. In contrast, in most foreign jurisdictions, there is no direct equivalent to chapter 11. Instead, the available insolvency proceedings in most jurisdictions tend to more closely resemble chapter 7 of the Bankruptcy Code. Some of the primary differences between chapter 11 proceedings in the United States and foreign insolvency proceedings include: (a) in many cases, insolvency of the company must be alleged before the foreign proceedings are commenced; (b) it is very uncommon for the debtor to stay in possession or control of the company once a foreign insolvency proceeding has been commenced;
(c) it is very uncommon for a debtor to be able to put in place debtor-in-possession financing overseas, making it harder to inject funds into insolvent companies to preserve and/or maintain the value of the assets; (d) in many European and Latin American jurisdictions, managers and directors of a company may be obliged by local law to petition for insolvency if the company is actually insolvent; and (e) there is much less flexibility in determining the ultimate recovery under a scheme or plan designed to distribute assets and satisfy claims.

            In light of the inherent differences between chapter 11 proceedings and most foreign insolvency proceedings, along with the fact that there is no overriding international treaty to harmonize cross-border insolvencies or restructurings, extensive work with insolvency practitioners and counsel in some foreign jurisdictions has been required in order to coordinate the process.

            Once a Foreign Affiliate is placed into a foreign insolvency proceeding, control of the Foreign Affiliate along with the management and distribution of its assets will generally be transferred to an insolvency practitioner, such as an administrator, receiver, or liquidator. Thus, commencement of most foreign proceedings results in a loss of ultimate control by the Debtors over the assets of the Foreign Affiliate. Therefore, communication with foreign insolvency practitioners and foreign counsel is an integral component to ensure that the interests of the estate are protected and to assist the process of reaching overall strategic goals for the Debtors.

            Most foreign proceedings are, for the reasons previously set out, unlikely to realize a great deal of value for creditors. Recoveries to unsecured creditors of 2 or 3% are not uncommon in foreign proceedings and it is unusual to obtain recoveries of over 50%. Active steps have been taken to keep Foreign Affiliates with valuable assets out of foreign proceedings where possible.

            In some cases, joint filings both in the United States and in the foreign jurisdiction have been utilized to protect an entity's assets.

B. SUMMARY OF SUBSIDIARIES AND RELATED PROCEEDINGS IN ENGLAND, THE CAYMAN ISLANDS AND THE NETHERLANDS

            The three most significant jurisdictions outside of the United States in terms of numbers of Enron Companies as of the Initial Petition Date were England, the Cayman Islands, and the Netherlands. A summary of the activity undertaken in those countries along with details of the Foreign Affiliates currently in insolvency proceedings is set out below.

      1.    ENGLAND

            England was a key jurisdiction for ENE's activities in Europe. The majority of ENE's investments into Europe were made indirectly through EEL, which was the senior holding company in England. ENE made advances to ENHBV, which lent on these funds to EEL. EEL was placed into administration by the English court on November 29, 2001 and its administrators are partners of PwC UK. ENHBV is owed approximately $1.2 billion by EEL and EEL's administrators are currently estimating a dividend to creditors in the range of 2.9 to 4%. The ENHBV claim has not yet been formally agreed with EEL's administrators. The companies that are held directly or indirectly by EEL have been outside the control of ENE since November 29, 2001 by virtue of the appointment of PwC UK in respect of EEL and other English entities. As of the Initial Petition Date, there were 188 such entities, of which approximately 30 are currently subject to an insolvency proceeding. ENE's most significant recovery from an English entity is likely to be by virtue of its claim against Keresforth Three Limited (formerly EMGL), which is also in administration. ENE has a claim of approximately $634 million against Keresforth Three Limited and according to estimates from PwC UK it can expect to recover in the range of $254 million to $336 million. In fact, on September 30, 2003, the administrators of Keresforth Three Limited declared a first interim dividend of $111 million payable to ENE. The Debtors may also recover certain amounts as creditors of Foreign Affiliates in other insolvency proceedings in England. The estimated recovery for these Debtors ranges from $13,000 to $3.1 million (see Table at C. below). However, at this stage, the timing and amount of any distribution is uncertain since many insolvency proceedings relating to these Foreign Affiliates are at a preliminary stage.

      2.    CAYMAN ISLANDS

            As of the Initial Petition Date, there were 696 Enron Companies incorporated in the Cayman Islands, a significant number of which have now been dissolved or are due to be dissolved. Cayman entities were frequently used as holding companies in projects and other group structures for tax reasons. In almost all cases, a particular entity would only be concerned with a single project. A notable exception is EDF, which provided inter-company funding to group projects as described in more detail below.

            EDF was incorporated in July 1995 to provide inter-company financing to international projects. EDF is a Debtor and was placed into provisional liquidation in the Cayman Islands on July 17, 2003. An order was entered on July 28, 2003 by the Bankruptcy Court approving a fee protocol which allocates responsibility for the compensation and reimbursement of expenses for professionals retained by EDF, between the Bankruptcy Court and the Cayman Islands court. EDF's assets consist primarily of receivables under various promissory notes from consolidated subsidiaries within the Enron Companies with a face value of approximately $1.9 billion and investments in consolidated subsidiaries within the Enron Companies of approximately $315 million. EDF has provided financing, either directly or to companies associated with, the Cuiaba Project, Elektro, BLM, and Accroven. The benefit of this financing may be transferred to Prisma. Refer to Section X., "Prisma Energy International Inc." for a description of Prisma. As referred to above, under the terms of the Plan, receivables which would otherwise have flowed to EDF from the project financing referred to above will be assigned to Prisma for value. EDF's liabilities consist primarily of amounts payable under various promissory notes with a face value of approximately $2.1 billion to consolidated subsidiaries and associated companies within the Enron Companies including other Debtors.

            Along with EDF, both LNG Shipping and India Holdings are in provisional liquidation in Cayman as well as being Debtors.

            The assets of LNG Shipping, consisting of time charters in two vessels, were sold to a third party for $21.5 million and $1.5 million, respectively.

            India Holdings served as one of the entities through which ENE's equity was held in Dabhol Power. Dabhol Power is in receivership and is believed to be insolvent. ENE has signed a letter of intent with certain of the other Dabhol Power shareholders (affiliates of General Electric and Bechtel), as well as the U.S. Government's Overseas Private Investment Corporation, to sell, in stages, its 65.86% stake (which would affect the ownership of India Holdings), together with other Enron affiliate construction claims relating to Dabhol Power, for approximately $20 million. In addition, a comprehensive settlement agreement providing for the rescission of certain commercial political risk insurance policies related to the Indian investment and returns of premiums to ENE paid over time, plus interest, was signed on August 12, 2003, and closing is expected in November 2003.

            Enron Bahamas LNG is in official liquidation and its assets have been sold. The assets, consisting of rights and interests in a proposed LNG project in the Bahamas were sold to a third party. Hawksbill Creek LNG Limited, which is a Bahamian entity, is an indirect subsidiary of Enron Bahamas LNG that held rights and interests related to the LNG project, and the Debtors are owed approximately $5 million as creditors of this company. Creditors of Enron Bahamas LNG and Hawksbill Creek LNG Limited are expected to receive a distribution of approximately 80% of their claim values. However, creditors may be paid in full, and the Debtors may receive up to about $12 million through the equity interest of Global LNG, depending on payment of additional contingent consideration that is payable upon certain project construction milestones being achieved.

      3.    THE NETHERLANDS

            As of the Initial Petition Date, approximately 141 of the Enron Companies were incorporated in the Netherlands, many of which have now been dissolved or are due to be dissolved. Dutch entities were frequently used as holding companies in projects and other group structures for tax reasons. In almost all cases, a particular entity would only be concerned with a single project. The most notable exception is ENHBV, which provided inter-company funding to group projects as described in more detail below.

            ENHBV is a wholly owned subsidiary of ENE. The sole director of ENHBV is Equity Trust, which is a Dutch management trust company. ENHBV was set up to provide financing to various international subsidiaries and projects. ENHBV is not currently in an insolvency proceeding.

            ENHBV's primary assets comprise amounts receivable under various promissory notes with Enron Companies with a face value of approximately $2 billion as of June 30, 2003. The largest debtor of ENHBV is EEL, which owes ENHBV approximately $1.2 billion. EEL was the principal ENE-related holding company in Europe, and it was through EEL that a significant proportion of ENE's funding and investment in Europe was directed. EEL is in administration in England and partners of PwC UK are acting as the administrators. The ENHBV claim against EEL has not yet been agreed by the administrators. As stated above, the administrators have estimated that the unsecured creditors of EEL will receive distributions of between 2.9 to 4%.

            ENHBV has provided financing either directly or to associated companies of the Cuiaba Project, Trakya, and GTB, which, under the terms of the Plan, are to be transferred to Prisma. Refer to Section X., "Prisma Energy International Inc." for further information.

            ENHBV's liabilities are comprised of amounts payable under various promissory notes with a face value of approximately $1.8 billion (as of June 30, 2003) due mainly to Enron affiliates as well as several third party creditors. ENHBV's major creditor is ENE, which has a claim for approximately $1.2 billion.

            Under the Plan, ownership of ENHBV will be transferred to Prisma. The Plan also provides for an assignment of the claims of all ENE- controlled creditors of ENHBV to be made to Prisma for value under the Plan. An assignment of the ENE-controlled claims will result in Prisma controlling approximately 87%-89% of the value of ENHBV's creditor pool. ENE, working together with Equity Trust, is continuing discussions with third-party creditors to settle their claims. It is hoped that the resolution of negotiations with third-party creditors will result in ENE, and ultimately Prisma, having control of in excess of 95% of the liabilities of ENHBV.

            If the settlement discussions referred to above are not successful then it may be necessary for ENHBV to seek the protection of the Dutch courts and to enter into a moratorium proceeding with a view to implementing a composition with creditors to effect a reorganization of ENHBV. As currently advised, ENE believes that it controls sufficient votes to pass a composition and to thereby effect a reorganization of ENHBV in this way. If, however, it were unable to do so there is a risk that ENHBV would be placed into liquidation, in which case the trustee in bankruptcy may make a call on funds that have been loaned to companies that are to be transferred to Prisma under the Plan. It follows that in such circumstances there is a risk that bankruptcy proceedings in respect of ENHBV may have the effect of reducing the value of the relevant project.

            In addition, the transfer of the ownership of ENHBV and of the Enron-controlled claims to Prisma may be hindered or delayed by the failure of ENHBV to successfully resolve Netherlands tax liabilities for calendar year 2000 and for subsequent years. ENHBV is currently seeking to resolve these liabilities but the tax cost, if any, and the timing associated with such resolution are not now known.

C. SUMMARY OF FOREIGN PROCEEDINGS WHERE A DIRECT RECOVERY IS ANTICIPATED TO BE RECEIVED BY THE DEBTORS

            Set out below is a summary table showing each of the Foreign Affiliates in a pending or completed insolvency proceeding where either the Debtors have received distributions or it is anticipated that the Debtors will receive a recovery as a creditor and/or as a shareholder. Except as otherwise set out above, the estimated maximum distribution to a single Debtor as a creditor (of one of the Foreign Affiliates listed below) is $3.1 million. The maximum estimated percentage recovery for a single Debtor as a creditor of the Foreign Affiliates below is approximately 80%. However, the rate of recovery by Debtors from a substantial number of the Foreign Affiliates remains uncertain since insolvency proceedings for many of these companies have not been finalized. The recoveries from most of the Foreign Affiliates listed below are expected to be modest for the reasons set forth in Section VI.A., "Compromise and Settlement of Disputes; Substantive Consolidation; Assumption of Obligations Under the Plan". As stated above, in many cases there remains considerable uncertainty as to the timing and amount of any distribution to creditors and/or shareholders.

        JURISDICTION                 COMPANY                ESTIMATED OR ACTUAL RECOVERY FOR DEBTORS
        ------------                 -------                ----------------------------------------
                                                            AS CREDITOR                 AS SHAREHOLDER
                                                            -----------                 --------------
AUSTRALIA

                              Enron Australia Finance       $127,790                    Not Applicable
                              Enron Coal Asia               $992 received by ENE on     Not Applicable
                                                            March 13, 2003
BAHAMAS

        JURISDICTION                    COMPANY             ESTIMATED OR ACTUAL RECOVERY FOR DEBTORS
        ------------                    -------             ----------------------------------------
                                                            AS CREDITOR                 AS SHAREHOLDER
                                                            -----------                 --------------
                              Hawksbill Creek LNG Limited   $4,168,517                  Not Applicable

BERMUDA

                              Enron Re                      Unknown                     Unknown
CANADA

                              EES Canada                    $126,279                    Not Applicable
CAYMAN ISLANDS

                              EDF (Debtor)                  Intercompany Claims Paid    Not Applicable
                                                            Pursuant to Plan

                              LNG Shipping                  0                           $23 million to Global LNG
                                                                                        (less liquidation expenses)
                              Enron Bahamas LNG             0                           Up to $12 million to
                                                                                        Global LNG (depending on
                                                                                        contingent consideration)
ENGLAND

                              Enron Broadband Services UK   $25,049 to $50,098          Not Applicable
                              Limited
                              Enron Broadband Services      Unknown                     Dividends are expected
                              Marketing Limited                                         once creditors have been
                                                                                        paid in full.
                              ECTRL                         $356,101 to $1,424,405      Not Applicable
                              Enron Direct Limited          $286,119 to $572,239        Not Applicable
                              EEL                           $233,712 to $322,361        Not Applicable
                              Enron Gas & Petrochemicals    $21,902 to $43,804          Not Applicable
                              Trading Limited
                              Keresforth Three Limited      $254 to $336 million        Not Applicable
                              (formerly EMGL)
                              EMC                           $2,374,200 to $3,165,600    Not Applicable
                              Enron Power Operations        $328,008 to $562,301        Not Applicable
                              Limited
                              NEPCO Europe Limited          Unknown                     Not Applicable
                              TME Engineers Limited         Unknown                     Not Applicable
                              TME Northern Limited          Unknown                     Not Applicable
                              Enron Coal Services Limited   $81,922                     Not Applicable
                              TME Torpy Limited             Unknown                     Not Applicable
                              Enron Credit Limited          $13,702 to $18,269          Not Applicable
                              Enron Energy Services         Unknown                     Dividends are expected
                              Engineering UK Limited                                    once creditors have been
                                                                                        paid in full.
                              SIB2 Limited                  Unknown                     Not Applicable
FINLAND

                              EFEO                          ECTRIC has received a       Not Applicable
                                                            distribution of E 931,680
FRANCE

        JURISDICTION                  COMPANY               ESTIMATED OR ACTUAL RECOVERY FOR DEBTORS
        ------------                  -------               ----------------------------------------
                                                            AS CREDITOR                 AS SHAREHOLDER
                                                            -----------                 --------------
                              EBS France                    Unknown                     Not Applicable
                              EGLE                          Unknown                     EGLI may receive a
                                                                                        dividend once creditors
                                                                                        have been paid in full.
GERMANY

                              EES Deutschland               Unknown                     Not Applicable
                              EBS Deutschland               Unknown                     Not Applicable
                              Enron Energie                 Unknown                     Not Applicable
                              Enron Direkt                  Unknown                     Not Applicable
HONG KONG

                              Enron (China) Limited         $67                         Not Applicable
                              EBS Hong Kong                 $306                        Not Applicable
INDIA

                              Dabhol Power                  See above discussion        Not Applicable
ITALY

                              Enron LPG Italy               Unknown                     ENA may receive a dividend
                                                                                        once creditors have been
                                                                                        paid in full.

                              Enron Energia Sud             Unknown                     Not Applicable
JAPAN

                              Enron Japan Corp.             Y 195,619 received by       Not Applicable
                                                            Enron Expat Services
                                                            Inc., Yen 10,803 received
                                                            by ENW, Y 1,263,062
                                                            received by EGM,
                                                            Y 3,999,290 received by ENE
                                                            and Y 2,042,524 received
                                                            by ENA on October 17, 2002
MAURITIUS

                              Enron Mauritius               Intercompany Claims Paid    Not Applicable
                              (Debtor)                      Pursuant to Plan

THE NETHERLANDS

                              EES Europe                    Unknown                     Not Applicable
                              Enron Power Services BV       Unknown                     ACFI may receive a
                                                                                        dividend once creditors
                                                                                        have been paid in full.
SINGAPORE

                              ECT Singapore                 Unknown                     EGLI may receive a
                                                                                        dividend once creditors
                                                                                        have been paid in full.

                              EIEA                          Unknown                     Not Applicable
                              EBS Asia Pacific              Unknown                     Not Applicable

        JURISDICTION                    COMPANY             ESTIMATED OR ACTUAL RECOVERY FOR DEBTORS
        ------------                    -------             ----------------------------------------
                                                            AS CREDITOR                 AS SHAREHOLDER
                                                            -----------                 --------------
SPAIN

                              Enron Espana                  Unknown                     Not Applicable
                              Enron Directo SA(1)           Unknown                     Not Applicable
SWEDEN

                              EES Sweden                    Unknown                     Not Applicable
                              Enron Broadband Services      Unknown                     Not Applicable
                              Sweden AB

----------
(1) This company is in administration in the United Kingdom with partners of PwC UK appointed as administrators.


D. SUMMARY OF FOREIGN PROCEEDINGS WHERE THE DEBTORS ARE NOT EXPECTED TO RECEIVE ANY DIRECT RECOVERY

            Set out below is a list of the Foreign Affiliates that are currently in an insolvency proceeding where it is not expected that the Debtors will make a recovery either as a creditor or as a shareholder.

JURISDICTION                            COMPANY
------------                            -------
ARGENTINA

                              Azurix Buenos Aires(1)
                              OBA

AUSTRALIA

                              Enron Australia Energy

BAHAMAS

                              Enron Bahamas LNG Holdings Limited

CANADA

                              EDCC

CAYMAN ISLANDS

                              Enron Bahamas Co. Ltd.
                              India Holdings
DENMARK

                              EBS Denmark

ENGLAND

                              Caxios Limited
                              ECT Espana Limited
                              Rassau Power Limited
                              ECT Spain Limited
                              Enron Energy Services Limited
                              Energydesk.com Limited
                              Enron Europe Severnside Limited

JURISDICTION                                                         COMPANY
------------                                                         -------

                                                           Prime Operative Limited
GERMANY

                                                           EMGH

HONG KONG

                                                           Enron (HK) Limited

ITALY

                                                           EES Italy
                                                           Alfa Investimenti S.r.l.
                                                           Enron Investimenti S.r.l.
                                                           Enron Investimenti 3 S.r.l.
THE NETHERLANDS

                                                           Enron Direct Netherlands BV
                                                           Enron Energy Services Netherlands BV

PERU

                                                           EMC Peru

SWITZERLAND

                                                           Enron Energie Schweiz

----------
(1) Azurix Buenos Aires is not an affiliate of the Debtors, but instead a wholly owned subsidiary of Azurix.


E. FOREIGN AFFILIATES NOT YET IN FOREIGN PROCEEDINGS WHERE A DIRECT RECOVERY MAY BE RECEIVED BY THE DEBTORS

            The Debtors may also receive distributions as a creditor and/or shareholder from Foreign Affiliates not currently in an insolvency proceeding. It is not known whether these Foreign Affiliates will commence an insolvency proceeding and, therefore, the timing and amounts of such recoveries to creditors and/or shareholders is not presently known.

            For example, as discussed above at Section V.B.3., "The Netherlands", ENHBV has a claim against EEL for $1.1 billion. Since ENE holds more than 60% of the total value of claims against ENHBV, it is anticipated that ENE will, over time, recover significant value from ENHBV although the timing and amount of any recoveries are not able to be estimated.

            In addition, certain of ENE's non-debtor foreign direct or indirect subsidiaries (including ENHBV) hold claims against certain non-debtor foreign direct and indirect subsidiaries of Wind, which claims aggregate approximately $85 million. To the extent ENE receives funds from its subsidiaries which derive from such subsidiaries' claims against Wind subsidiaries and such Wind subsidiaries' receipt of proceeds from the sale of the Wind business to GE, certain creditors of Wind have suggested the value recovered should more properly be reallocated to the Wind chapter 11 estate. Certain creditors of ENE have suggested to the contrary. Refer to Section VI.W.2., "Distribution of Reserved Funds" for information regarding the allocation of proceeds reserved pursuant to Sale/Settlement Orders.

                    VI. SUMMARY OF DEBTORS' CHAPTER 11 PLAN

   CAPITALIZED TERMS USED THROUGHOUT THIS DISCLOSURE STATEMENT ARE DEFINED IN APPENDIX A: "MATERIAL DEFINED TERMS FOR ENRON DISCLOSURE STATEMENT" ATTACHED
                                    HERETO.

A. COMPROMISE AND SETTLEMENT OF DISPUTES; SUBSTANTIVE CONSOLIDATION; ASSUMPTION OF OBLIGATIONS UNDER THE PLAN

      1.    COMPROMISE AND SETTLEMENT

            The Plan incorporates a proposed compromise and settlement of certain issues disputed by the Proponents, the Creditors' Committee, the ENA Examiner and other parties in interest. Refer to Section I.B.2., "Basis for Global Compromise Embodied in the Plan" for further information. These issues include whether the estates of each of the Debtors should be treated separately for purposes of making payments to Creditors, whether and to what extent proceeds from the liquidation of assets, including claims and causes of action or from the Sale Transactions should be allocated among the Debtors based upon their respective claims of ownership to such assets, and the amount, allowance and priority of certain Intercompany Claims. The provisions of the Plan relating to substantive consolidation of the Debtors, the treatment of Intercompany Claims, and the treatment of each Class of Claims under the Plan reflect this compromise and settlement, which, upon the Effective Date, shall be binding upon the Debtors, all Creditors, and all Entities receiving any payments or other distributions under the Plan. Without limiting the foregoing, the Plan and the definitions of "Distributive Assets," "Enron Guaranty Distributive Assets," "Wind Guaranty Distributive Assets," "ACFI Guaranty Distributive Assets," "ENA Guaranty Distributive Assets," "EPC Guaranty Distributive Assets," "Intercompany Distributive Assets" and corresponding provisions with respect to the calculation and distribution of "Trust Interests" set forth in Article I of the Plan incorporate the following salient provisions of such compromise and settlement:

            a. SUBSTANTIVE CONSOLIDATION. The Plan Currency and, if applicable, the Trust Interests to be distributed to each holder of an Allowed General Unsecured Claim against each Debtor, other than the Portland Debtors, shall equal the sum of (i) 70% of the distribution such holder would receive if the Debtors, other than the Portland Debtors, were not substantively consolidated and (ii) 30% of the distribution such holder would receive if all of the Debtors' estates, other than the estates of the Portland Debtors, were substantively consolidated but notwithstanding such substantive consolidation, one-half of Allowed Guaranty Claims were included in such calculation.

            b. RELATED ISSUES. The compromise and settlement of the substantive consolidation issue set forth in the Plan encompasses a global settlement of numerous issues related to or impacted by substantive consolidation, including, without limitation, characterization of Intercompany Claims, treatment of Guaranty Claims, transactions involving certain of the Debtors' structured-finance transactions and ownership of certain claims and causes of action.

                  (i) INTERCOMPANY CLAIMS. The Plan Currency and, if applicable, Trust Interests to be allocated to each holder of an Intercompany Claim against another Debtor shall equal 70% of the distribution such holder would receive if the Debtors were not substantively consolidated.

                  (ii) GUARANTY CLAIMS. The Plan Currency and, if applicable, Trust Interests to be distributed to each holder of an Allowed Guaranty Claim shall equal the sum of (i) seventy percent (70%) of the distribution such holder would receive if the Debtors, other than the Portland Debtors, were not substantively consolidated and (ii) thirty percent (30%) of the distribution such holder would receive if all of the Debtors' estates, other than the estates of the Portland Debtors, were substantively consolidated, but, notwithstanding such substantive consolidation, one-half of Allowed Guaranty Claims were included in such calculation.

                  (iii) OWNERSHIP OF CERTAIN ASSETS. For purposes of calculating the Distributive Assets of ENE and ENA, the Debtors shall take, or cause to be taken, such action as is appropriate to reflect that: (a) ENA's Assets shall include ENE's preferred stock interests in Enron Canada, either through a capital contribution or otherwise; (b) the preferred stock interests in Enron Canada held by ECPC and the preferred stock interests in ECPC held by Enron Canada shall be deemed cancelled or otherwise returned to their respective issuers; provided, however, that, if such cancellation or return leaves ECPC with insufficient funds to satisfy third-party obligations, Enron Canada shall contribute such monies to ECPC as are necessary as to satisfy such third-party obligations; (c) to the extent that proceeds are received in connection with the sale or contribution of CPS, ENE and ENA Assets shall each include 50% of the proceeds thereof, net of the payment of third-party obligations; and (d) to the extent that proceeds are received in connection with the sale or contribution of Bridgeline Holdings, ENA's Assets shall include all the proceeds thereof, net of the payment of third-party obligations.

                  (iv) OWNERSHIP OF CERTAIN LITIGATION CLAIMS. The Litigation Trust Claims and the Special Litigation Trust Claims, whether or not the Litigation Trust or the Special Litigation Trust, as the case may be, is created, shall be deemed to be owned by ENE and its Creditors. In the event the Litigation Trust or the Special Litigation Trust, as the case may be, is created, Litigation Trust Interests and Special Litigation Trust Interests shall be distributed to holders of Allowed Claims, as if such Litigation Trust Claims and Special Litigation Trust Claims were owned by ENE, in accordance with the Distribution Model and Articles XXII and XXIII of the Plan.

            c. PLAN CURRENCY. By virtue of and integral to the compromise and settlement of the issues set forth in the Plan, except as provided in Sections
7.2 and 7.8 of the Plan with respect to ENA and certain of its subsidiaries and the holders of TOPRS, respectively, each holder of an Allowed Unsecured Claim against each Debtor, other than the Portland Debtors, shall receive the same Plan Currency regardless of the asset composition of such Debtor's estate on or subsequent to the Effective Date. Such mixture of Plan Currency shall bear direct relationship to the amount of Creditor Cash available for distribution and the value of the respective Plan Securities, as recalculated in accordance with provisions of Section 32.1(d) of the Plan.

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
            d. INTER-DEBTOR WAIVERS. By virtue of and integral to the compromise and settlement of the issues set forth in the Plan, on the Effective Date, (i) each Debtor, other than the Portland Debtors, shall waive any defense, including, without limitation, defenses arising under sections 502(d) and 553(a) of the Bankruptcy Code, to Intercompany Claims asserted by another Debtor and such Claims shall be deemed to be Allowed Claims; provided, however, that such waiver and allowance shall not inhibit the assertion of any defense in the MegaClaim Litigation, the Montgomery County Litigation and any other litigation commenced by the Debtors, the Debtors in Possession, the Reorganized Debtors, or on their behalf in accordance with sections 509, 544, 547, 548, 550, 551 and 553(b) of the Bankruptcy Code or Article XXVIII of the Plan, (ii) Intercompany Claims between Debtors shall be deemed to be mutual claims arising prior to the Initial Petition Date for purposes of setoff, (iii) each of the Debtors and Debtors in Possession, other than the Portland Debtors, shall waive its right to receive distributions on any claims and causes of action such Debtor and Debtor in Possession may have against another Debtor and Debtor in Possession, other than the Portland Debtors, arising in accordance with sections 509, 544, 547, 548 and 553(b) of the Bankruptcy Code, without waiving or releasing any claims and causes of action against non-Debtor parties and (iv) except as provided in subsection (i) hereof, each Debtor and Debtor in Possession, other than the Portland Debtors, shall waive and forever release any right, claim or cause of action which has been or could have been asserted by such Debtor or Debtor in Possession against any other Debtor and Debtor in Possession, other than the Portland Debtors, including pursuant to principles of substantive consolidation, piercing the corporate veil, alter ego, domination, constructive trust and similar principles of state or federal creditors' rights laws.

            e. GOVERNANCE. By virtue of and integral to the compromise and settlement of the issues set forth in the Plan, the post-Effective Date role for the ENA Examiner, the Creditors' Committee and the boards of the respective Entities contemplated pursuant to the Plan represent the interests of Creditor constituencies and provide protections to safeguard the interests of such constituencies.

      2.    NON-SUBSTANTIVE CONSOLIDATION

            On the Effective Date, the Debtors' estates shall not be deemed to be substantively consolidated for purposes of the Plan; provided, however, that, as part of the compromise and settlement embodied in the Plan, holders of Allowed Claims and Allowed Equity Interests shall receive a portion of their distributions based upon the hypothetical pooling of the assets and liabilities of the Debtors, other than the Portland Debtors. Any Claims against one or more of the Debtors based upon a guaranty, indemnity, co-signature, surety or otherwise, of Claims against another Debtor shall be treated as separate and distinct Claims against the estate of the respective Debtors and shall be entitled to distributions under the Plan in accordance with the provisions of the Plan.

      3.    ALLOCATION OF EXPENSES

            On or prior to the Ballot Date, the Debtors shall file, after consultation with the Creditors' Committee and the ENA Examiner, a motion with the Bankruptcy Court and, in connection with the entry of the Confirmation Order, the Bankruptcy Court shall enter an order with respect to the allocation of overhead and expenses among the Debtors and the Reorganized


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Debtors, as the case may be. Without limiting the foregoing, such allocation shall (i) reallocate overhead and expenses to the extent that the Assets of a Debtor are insufficient to satisfy the administrative professional fees and the allocable overhead of such Debtor and (ii) be predicated upon the tasks to be performed by the Debtors and the Reorganized Debtors, as the case may be, from and after the Confirmation Date, including, without limitation, the number of employees required to discharge such duties and obligations. Except as provided therein, all other provisions of the Bankruptcy Court's orders, dated February 25, 2002, November 21, 2002 and November 25, 2002, with respect to the allocation of overhead and expenses shall remain in full force and effect.

      4.    WIND RESERVE FUND

            Pursuant to the Wind Reserve Fund Order and for purposes of calculating distributions pursuant to the Plan, including, without limitation, the amount and value of Distributive Assets, Enron Guaranty Distributive Assets, Intercompany Distributive Assets and Wind Guaranty Distributive Assets, the Wind Reserve Fund shall not be included in the Assets of any of the Debtors, including Wind.

B. PROVISIONS FOR PAYMENT OF ADMINISTRATIVE EXPENSE CLAIMS, PRIORITY TAX CLAIMS AND DEBTOR IN POSSESSION FINANCING

      1.    ADMINISTRATIVE EXPENSE CLAIMS

            On the later to occur of (a) the Effective Date and (b) the date on which an Administrative Expense Claim shall become an Allowed Claim, the Reorganized Debtors shall (i) pay to each holder of an Allowed Administrative Expense Claim, in Cash, the full amount of such Allowed Administrative Expense Claim, or (ii) satisfy and discharge such Allowed Administrative Expense Claim in accordance with such other terms no more favorable to the claimant than as may be agreed upon by and between the holder thereof and the Debtors or the Reorganized Debtors, as the case may be; provided, however, that Allowed Administrative Expense Claims representing liabilities incurred by the Debtors in Possession during the Chapter 11 Cases shall, pursuant to the Plan, be paid by the Reorganized Debtor Plan Administrator in accordance with the terms and conditions of the particular transaction and any agreements relating thereto.

            In connection with determination of Allowed Administrative Expense Claims, it is anticipated that the Confirmation Order will establish a deadline or bar date for creditors and parties in interest to assert Administrative Expense Claims against one or more of the Debtors. The Confirmation Order will also establish the procedures for filing, resolving and reserving for such Administrative Expense Claims. As reflected on Appendix C: "Estimated Assets, Claims and Distributions", Schedules C-II and C-III, the Debtors estimate Allowed Administrative Expense Claims in the aggregate amount of $1,274,600,000 for the period June 1, 2003 through December 31, 2006. This amount includes estimated overhead allocation costs and postpetition operating costs.

      2.    PROFESSIONAL COMPENSATION AND REIMBURSEMENT CLAIMS



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
            All Entities awarded compensation or reimbursement of expenses by the Bankruptcy Court in accordance with sections 328, 330 or 331 of the Bankruptcy Code or entitled to the priorities established pursuant to section 503(b)(2), 503(b)(3), 503(b)(4) or 503(b)(5) of the Bankruptcy Code, shall be paid in full, in Cash, the amounts allowed by the Bankruptcy Court (a) on or as soon as reasonably practicable following the later to occur of (i) the Effective Date and (ii) the date upon which the Bankruptcy Court order allowing such Claim becomes a Final Order or (b) upon such other terms no more favorable to the Claimant than as may be mutually agreed upon between such holder of an Allowed Administrative Expense Claim and the Debtors or the Reorganized Debtors, as the case may be.

      3.    PAYMENT OF PRIORITY TAX CLAIMS

            Each holder of an Allowed Priority Tax Claim shall be entitled to receive distributions in an amount equal to the full amount of such Allowed Priority Tax Claim. At the option and discretion of the Debtors, with the consent of the Creditors' Committee, which option shall be exercised, in writing, on or prior to the commencement of the Confirmation Hearing, such payment shall be made (a) in full, in Cash, on the Effective Date, (b) in accordance with section 1129(a)(9)(C) of the Bankruptcy Code, in full, in Cash, in equal quarterly installments, commencing on the first (1st) Business Day following the Effective Date and ending on the sixth (6th) anniversary of assessment of such Allowed Priority Tax Claim, together with interest accrued thereon at a rate to be determined by the Bankruptcy Court and set forth in the Confirmation Order, or (c) by mutual agreement of the holder of such Allowed Priority Tax Claim and the Debtors, subject to the consent of the Creditors' Committee.

      4.    DEBTOR IN POSSESSION FINANCING

            On the Effective Date, (a) all outstanding DIP Obligations, as defined in the DIP Orders, shall be paid and satisfied, in full, by the Debtors,
(b) all letters of credit outstanding and all commitments under the DIP Credit Agreement, as defined in the DIP Orders, will terminate, (c) the Debtors will provide the beneficiaries of such letters of credit with the consent of the Creditors' Committee and, unless approved by a Final Order, on terms and conditions no less favorable to any of the Debtors or Reorganized Debtors than as provided in the DIP Orders (1) replacement letters of credit, (2) cash collateral or (3) such other terms as may be mutually agreed upon between the holders of any letter of credit issued and then outstanding in accordance with the DIP Orders and the Debtors and (d) all monies posted by the Debtors to be lenders in accordance with the DIP Orders and the agreements and instruments executed in connection therewith shall be released to the applicable Reorganized Debtors for distribution in accordance with the terms and provisions of the Plan. Nothing in the Plan or in the Confirmation Order, whether under section 1141 of the Bankruptcy Code or otherwise, shall discharge any remaining DIP Obligations.

C.    CLASSIFICATION OF CLAIMS AND EQUITY INTERESTS

                  Claims and Equity Interests are classified as follows:

      1.    CLASS 1 - PRIORITY NON-TAX CLAIMS

      2.    CLASS 2 - SECURED CLAIMS

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
      3. CLASSES 3 THROUGH 182 - GENERAL UNSECURED CLAIMS (OTHER THAN ENRON SUBORDINATED DEBENTURE CLAIMS AND ENRON TOPRS DEBENTURE CLAIMS)

      4.    CLASS 183 - ENRON SUBORDINATED DEBENTURE CLAIMS

      5.    CLASS 184 - ENRON TOPRS DEBENTURE CLAIMS

      6.    CLASS 185 - ENRON GUARANTY CLAIMS

      7.    CLASS 186 - WIND GUARANTY CLAIMS

      8.    CLASS 187 - ENA GUARANTY CLAIMS

      9.    CLASS 188 - ACFI GUARANTY CLAIMS

      10.   CLASS 189 - EPC GUARANTY CLAIMS

      11.   CLASS 190 - INTERCOMPANY CLAIMS

      12.   CLASSES 191 THROUGH 375 - CONVENIENCE CLAIMS

      13.   CLASSES 376 THROUGH 382 - SUBORDINATED CLAIMS

      14.   CLASS 383 - ENRON PREFERRED EQUITY INTERESTS

      15.   CLASS 384 - ENRON COMMON EQUITY INTERESTS

      16.   CLASS 385 - OTHER EQUITY INTERESTS

            Annexed to the Plan as Exhibits I, J and K are schedules setting forth the classes of General Unsecured Claims, Convenience Claims, and Subordinated Claims, respectively, for each of the individual Debtors.

D.    PROVISION FOR TREATMENT OF PRIORITY NON-TAX CLAIMS (CLASS 1)

      1.    PAYMENT OF ALLOWED PRIORITY NON-TAX CLAIMS

            Unless otherwise mutually agreed upon by the holder of an Allowed Priority Non-Tax Claim and the Reorganized Debtors, each holder of an Allowed Priority Non-Tax Claim shall receive in full satisfaction, settlement, release, and discharge of, and in exchange for such Allowed Priority Non-Tax Claim, Cash in an amount equal to such Allowed Priority Non-Tax Claim on the later of the Effective Date and the date such Allowed Priority Non-Tax Claim becomes an Allowed Priority Non-Tax Claim, or as soon thereafter as is practicable.

E.    PROVISION FOR TREATMENT OF SECURED CLAIMS (CLASS 2)

      1.    TREATMENT OF SECURED CLAIMS

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
            On the Effective Date, each holder of an Allowed Secured Claim shall receive in full satisfaction, settlement, release, and discharge of, and in exchange for such Allowed Secured Claim one of the following distributions: (a) the payment of such holder's Allowed Secured Claim in full, in Cash; (b) the sale or disposition proceeds of the property securing any Allowed Secured Claim to the extent of the value of their respective interests in such property; (c) the surrender to the holder or holders of any Allowed Secured Claim of the property securing such Claim; or (d) such other distributions as shall be necessary to satisfy the requirements of chapter 11 of the Bankruptcy Code. The manner and treatment of each Secured Claim shall be determined by the Debtors, subject to the consent of the Creditors' Committee and transmitted, in writing, to holder of a Secured Claim on or prior to the commencement of the Confirmation Hearing.

F.    PROVISION FOR TREATMENT OF GENERAL UNSECURED CLAIMS (CLASSES 3-182)

      1. TREATMENT OF GENERAL UNSECURED CLAIMS (OTHER THAN THOSE AGAINST THE PORTLAND DEBTORS CLASSES 3 THROUGH 180)

            Commencing on the Effective Date and subject to the provisions of Sections 7.3, 7.4, 7.5 and 7.8 of the Plan, each holder of an Allowed General Unsecured Claim against a Debtor, other than a Portland Debtor, shall be entitled to receive on account of such Allowed General Unsecured Claim distributions in an aggregate amount equal to such holder's Pro Rata Share of
(i) the Distributive Assets and Distributive Interests attributable to such Debtor and (ii) such amounts of Cash or Distributive Interests as may be allocated to a holder of an Allowed General Unsecured Claim against such Debtor in accordance with the provisions of Section 10.1 of the Plan; provided, however, that, notwithstanding the foregoing, for purposes of making distributions to a holder of an Allowed Joint Liability Claim against more than one Debtor, such holder's Pro Rata Share of Distributive Assets and Distributive Interests shall include the amounts calculated pursuant to sub-clause (B) of Sections 1.86 and 1.87 of the Plan, respectively, with respect to only one Debtor; and, provided, further, that, notwithstanding the foregoing, the contractual subordination rights, if any, of holders of "Senior Indebtedness" or any similar term under the Enron MIPS Agreements shall be preserved and enforced hereunder pursuant to section 510(a) of the Bankruptcy Code and, in the event such rights are determined to be enforceable, any such distributions shall be distributed to holders of Allowed Claims that constitute "Senior Indebtedness", as identified on Exhibit "L" hereto, until such time as such holder's Claims have been satisfied in accordance with the terms and provisions of the Enron MIPS Agreements.

      2. TREATMENT OF GENERAL UNSECURED CLAIMS AGAINST THE PORTLAND DEBTORS (CLASSES 181 AND 182)

            Commencing on the Effective Date and subject to the provisions of
Section 7.4 of the Plan, each holder of an Allowed General Unsecured Claim against either of the Portland Debtors shall be entitled to receive on account of such Allowed General Unsecured Claim distributions in an aggregate amount equal to such holders' Pro Rata Share of the Portland Creditor Cash.



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
      3. ELECTION TO RECEIVE ADDITIONAL CASH DISTRIBUTIONS, IN LIEU OF PARTIAL PLAN SECURITIES

            Notwithstanding the provisions of Section 7.1 of the Plan, any holder of an Allowed General Unsecured Claim against ENA, EPMI, EGLI, EGM, EIM, ENGMC, ENA Upstream, ECTRIC, and ERAC may elect to receive such holder's Pro Rata Share of One Hundred Twenty-Five Million Dollars ($125,000,000.00) in lieu of all or a portion of the Plan Securities to which such holder is otherwise entitled to receive pursuant to the Plan. In the event that any such holder elects to receive such additional Cash distribution, (a) such holder's distribution of Plan Securities shall be reduced on a dollar-for-dollar basis and (b) distributions of Plan Securities to be made to holders of Allowed General Unsecured Claims against ENE shall be increased on a dollar-for-dollar basis. Such election must be made on the Ballot and be received by the Debtors on or prior to the Ballot Date. Any election made after the Ballot Date shall not be binding upon the Debtors unless the Ballot Date is expressly waived, in writing, by the Debtors; provided, however, that, under no circumstances, may such waiver by the Debtors occur on or after the Effective Date.

      4. ALLOWED CLAIMS OF FIFTY THOUSAND DOLLARS OR MORE/ELECTION TO BE TREATED AS A CONVENIENCE CLAIM

            Notwithstanding the provisions of Sections 7.1 and 7.3 of the Plan, any holder of an Allowed General Unsecured Claim whose Allowed General Unsecured Claim other than (i) an Enron Senior Notes Claim, (ii) an Enron Subordinated Debenture Claim, (iii) an ETS Debenture Claim, (iv) an ENA Debenture Claim and
(v) any other General Unsecured Claim that is a component of a larger General Unsecured Claim, portions of which may be held by such or any other holder is more than Fifty Thousand Dollars ($50,000.00), and who elects to reduce the amount of such Allowed Claim to Fifty Thousand Dollars ($50,000.00), shall, at such holder's option, be entitled to receive, based on such Allowed Claim as so reduced, distributions pursuant to Article XVI of the Plan. Such election must be made on the Ballot and be received by the Debtors on or prior to the Ballot Date. Any election made after the Ballot Date shall not be binding upon the Debtors unless the Ballot Date is expressly waived, in writing, by the Debtors; provided, however, that, under no circumstances, may such waiver by the Debtors occur on or after the Effective Date.

      5. LIMITATION ON RECOVERY

            Notwithstanding anything contained herein to the contrary, including, without limitation, the distributions to be made to a holder of an Allowed General Unsecured Claim in accordance with Article VII of the Plan, in the event that the sum of the distributions of Plan Currency and Trust Interests in accordance with Article VII of the Plan are equal to or in excess of one hundred percent (100%) of such holder's Allowed General Unsecured Claim, then, the Plan Currency and Trust Interests remaining to be distributed to such holder in excess of such one hundred percent (100%) shall be deemed redistributed to holders of Allowed Claims and Allowed Equity Interests or the Disbursing Agent for and on behalf of holders of Disputed Claims and Disputed Equity Interests and accordingly shall be distributed in accordance with the provisions of the documents, instruments and agreements governing such Claims and Equity


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
Interests, including, without limitation, the contractual subordination provisions set forth therein, and the Bankruptcy Code.

      6. SEVERANCE SETTLEMENT FUND LITIGATION PAYMENTS

            In accordance with Severance Settlement Order and the Severance Settlement Fund Trust Agreement, Severance Settlement Fund Proceeds shall be paid to the Settling Former Employees in full and final satisfaction of all Claims deemed released in accordance with the Severance Settlement Order.

      7. TERMINATION OF WIND TRUSTS/ELECTION OF WIND CREDITORS TO RECEIVE ADDITIONAL CASH DISTRIBUTIONS IN PARTIAL PLAN SECURITIES

            a. TERMINATION. From and after the Confirmation Date, the Managing Trustee, as defined in the WD Trust Agreement and the WS Trust Agreement, and the Manager, as defined in the WD Management Agreement and the WS Management Agreement, shall continue to operate the Wind Trusts and liquidate the Wind Trusts Assets in accordance with the terms and provisions set forth therein and all documents related thereto. Upon liquidation of the Wind Trusts Assets, (a) the net proceeds thereof shall be delivered to the Debtors or the Reorganized Debtors, as the case may be, for distribution to holders of Allowed General Unsecured Claims in accordance with the provisions of Article VII of the Plan; provided, however, that, under no circumstances shall an Electric Utility, as defined in the WD Trust Agreement and the WS Trust Agreement, receive Cash proceeds from any of the Wind Trusts Assets and, in lieu thereof, the Disbursing Agent shall include in the distributions to be made to a holder of an Allowed General Unsecured Claim that is an Electric Utility Cash from other sources of Creditor Cash, on a dollar-for-dollar basis, and (b) upon delivery of all such proceeds to the Debtors or the Reorganized Debtors, as the case may be, and compliance with all requirements, including, without limitation, the filing of appropriate tax returns, (i) the Wind Trusts shall be terminated and (ii) all parties to the Wind Trusts, the Wind Trust Agreements and the Wind Management Agreements shall be relieved of any and all obligations under such agreements and under the Plan.

            b. ELECTION. Notwithstanding the provisions of Section 7.1 of the Plan, each holder of an Allowed General Unsecured Claim against a Wind Debtor or an Allowed Wind Guaranty Claim that accepts the Plan may elect to receive additional distributions of cash in lieu of distributions of CrossCountry Common Equity, PGE Common Stock and Prisma Common Stock to which such holder is entitled to receive. To the extent elected, ENE shall be deemed to have purchased the shares of CrossCountry Common Equity, PGE Common Stock and Prisma Common Stock otherwise distributed at a price equal to the per share value determined by the Bankruptcy Court at the Confirmation Hearing. Such election must be made on the Ballot and be received by the Debtors on or prior to the Ballot Date. Any election made after the Ballot Date shall not be binding upon the Debtors unless the Ballot Date is expressly waived, in writing, by the Debtors; provided, however, that, under no circumstances, may such waiver by the Debtors occur on or after the Effective Date.

            Section 3.8(a)(ii) of each of the WS Trust Agreement and the WD Trust Agreement required that the Managing Trustee for each such trust file all tax returns for all


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
periods following the Effective Date of the Plan in the manner described in the Disclosure Statement. For this purpose, the manner described in this Disclosure Statement shall be the same as the manner described in Section 3.8(a)(i) of such agreements for periods prior to the Effective Date of the Plan.

      8. ELECTION OF TOPRS HOLDERS TO RECEIVE ADDITIONAL CASH DISTRIBUTIONS IN LIEU OF PARTIAL PLAN SECURITIES

            Notwithstanding the provisions of Section 7.1 of the Plan, pursuant to the compromise and settlement set forth herein and in the TOPRS Stipulation, each holder of TOPRS may elect to receive additional distributions of Cash in lieu of distributions of CrossCountry Common Equity, PGE Common Stock and Prisma Common Stock to which such holder is entitled to receive derivatively on account of the Allowed ETS Debenture Claims held by EPF I and EPF II. To the extent elected, ENE shall be deemed to have purchased from EPF I and EPF II the shares of CrossCountry Common Equity, PGE Common Stock and Prisma Common Stock otherwise distributed at a price equal to the per share value determined by the Bankruptcy Court at the Confirmation Hearing. Such election must be made on the Ballot tendered by the ETS Indenture Trustee with respect to the ETS Debenture Claims and be received by the Debtors on or prior to the Ballot Date; provided, however, that, in the event that the holders of Allowed ETS Debenture Claims do not vote to accept the Plan such that, if the ETS Debenture Claims were deemed to be a separate Class of Claims, such Class would be deemed to have rejected the Plan in accordance with the provisions of section 1126 of the Bankruptcy Code, any such election shall be deemed null and void and the provisions of
Section 7.8 of the Plan shall have no force or effect. Any election made after the Ballot Date shall not be binding upon the Debtors unless the Ballot Date is expressly waived, in writing, by the Debtors; provided, however, that, under no circumstances, may such waiver by the Debtors occur on or after the Effective Date.

G. PROVISION FOR TREATMENT OF ENRON SUBORDINATED DEBENTURE CLAIMS (CLASS 183)

      1.    TREATMENT OF ALLOWED ENRON SUBORDINATED DEBENTURE CLAIMS (CLASS 183)

            Commencing on the Effective Date, each holder of an Allowed Enron Subordinated Debenture Claim shall be entitled to receive on account of such Allowed Enron Subordinated Debenture Claim distributions in an aggregate amount equal to such holder's Pro Rata Share of the Distributive Assets and Distributive Interests attributable to ENE; provided, however, that, notwithstanding the foregoing, the contractual subordination rights, if any, of holders of "Senior Indebtedness" or any similar term under the Enron Subordinated Indentures shall be preserved and enforced hereunder pursuant to section 510(a) of the Bankruptcy Code and, in the event such rights are determined to be enforceable, any such distributions shall be distributed to holders of Allowed Claims that constitute "Senior Indebtedness", as identified on Exhibit "L" of the Plan, until such time as such holder's Claims have been satisfied in accordance with the terms and provisions of the Enron Subordinated Indentures.

      2.    CONTINGENT DISTRIBUTION/LIMITATION ON RECOVERY



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
            Notwithstanding anything contained herein to the contrary, in the event that (a) distributions of Plan Currency and Trust Interests are deemed redistributed to a holder of an Allowed Enron Subordinated Debenture Claim in accordance with the provisions of Section 7.5 of the Plan and (b) the sum of the distributions of Plan Currency and Trust Interests to be distributed to a holder of an Allowed Enron Subordinated Debenture Claim are equal to or in excess of one hundred percent (100%) of such holder's Allowed Enron Subordinated Debenture Claim, then, the Plan Currency and Trust Interests remaining to be distributed to such holder in excess of such one hundred percent (100%) shall be deemed redistributed to holders of Allowed Claims and Equity Interests or the Disbursing Agent for and on behalf of holders of Disputed Claims and Disputed Equity Interest and accordingly shall be distributed in accordance with the provisions of the documents, instruments and agreements governing such Claims and Equity Interests, including, without limitation, the contractual subordination provisions set forth therein, and the Bankruptcy Code.

H.    PROVISIONS FOR TREATMENT OF ENRON TOPRS DEBENTURE CLAIMS (CLASS 184)

      1.    TREATMENT OF ALLOWED ENRON TOPRS DEBENTURE CLAIMS (CLASS 184)

            Commencing on the Effective Date, each holder of an Allowed Enron TOPRS Debenture Claim shall be entitled to receive on account of such Allowed Enron TOPRS Debenture Claim distributions in an aggregate amount equal to such holder's Pro Rata Share of the Distributive Assets and Distributive Interests attributable to ENE; provided, however, that, notwithstanding the foregoing, the contractual subordination rights, if any, of holders of "Senior Indebtedness" or any similar term under the Enron TOPRS Indentures shall be preserved and enforced hereunder pursuant to section 510(a) of the Bankruptcy Code and, in the event such rights are determined to be enforceable, any such distributions shall be distributed, subject to Bankruptcy Rule 3021 and subject to the lien or priority rights of the Enron TOPRS Indenture Trustee, to holders of Allowed Claims that constitute "Senior Indebtedness", as identified on Exhibit "L" to the Plan, in the manner and to the extent set forth in the Enron TOPRS Indentures until such time as such holder's Claims have been satisfied in accordance with the terms and provisions of the Enron TOPRS Indentures.

      2.    CONTINGENT DISTRIBUTION/LIMITATION ON RECOVERY

            Notwithstanding anything contained herein to the contrary, in the event that (a) distributions of Plan Currency and Trust Interests are deemed redistributed to a holder of an Allowed Enron TOPRS Debenture Claim in accordance with the provisions of Section 7.5 of the Plan and (b) the sum of the distributions of Plan Currency and Trust Interests are equal to or in excess of one hundred percent (100%) of such holder's Allowed Enron TOPRS Debenture Claim, then, the Plan Currency and Trust Interests remaining to be distributed to such holder in excess of such one hundred percent (100%) shall be deemed redistributed to holders of Allowed Claims and Equity Interests or the Disbursing Agent for and on behalf of holders of Disputed Claims and Disputed Equity Interest and accordingly shall be distributed in accordance with the provisions of the documents, instruments and agreements governing such Claims and Equity Interests, including, without limitation, the contractual subordination provisions set forth therein, and the Bankruptcy Code.



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

I.       PROVISIONS FOR TREATMENT OF ENRON GUARANTY CLAIMS (CLASS 185)

         1.       TREATMENT OF ENRON GUARANTY CLAIMS (CLASS 185)

                  Commencing on the Effective Date and subject to the provisions of Section 10.2 of the Plan, each holder of an Allowed Enron Guaranty Claim shall be entitled to receive on account of such Allowed Enron Guaranty Claim distributions in an aggregate amount equal to such holder's Pro Rata Share of the Enron Guaranty Distributive Assets and the Enron Guaranty Distributive Interests; provided, however, that, to the extent that a holder of an Allowed Enron Guaranty Claim shall be entitled to receive a distribution on account of a recovery with respect to a Litigation Trust Claim or a Special Litigation Claim, as the case may be, such distribution shall be allocated (i) eighty percent (80%) to the holder of such Allowed Enron Guaranty Claim and (ii) twenty percent (20%) to the holders of Allowed General Unsecured Claims against the primary obligor relating to such Allowed Enron Guaranty Claims; and, provided, further, that, for purposes of calculation and distribution of such twenty percent (20%) allocation, any holder of an Allowed General Unsecured Claim against such primary obligor to the extent such holder holds an Allowed Enron Guaranty Claim corresponding to such Allowed General Unsecured Claim shall be excluded; and, provided, further, that, under no circumstances, shall a holder of an Allowed Enron Guaranty Claim receive aggregate distributions in accordance with the provisions of Articles VII and X of the Plan in excess of one hundred percent (100%) of such holder's corresponding Allowed General Unsecured Claim; and, provided, further, that, notwithstanding the foregoing, the contractual subordination rights, if any, of holders of "Senior Indebtedness" or any similar term under the Enron MIPS Agreements and the guarantee agreements executed in connection therewith shall be preserved and enforced hereunder pursuant to section 510(a) of the Bankruptcy Code and, in the event such rights are determined to be enforceable, any such distributions shall be distributed to holders of Allowed Claims that constitute "Senior Indebtedness", as identified on Exhibit "L" hereto, until such time as such holder's Claims have been satisfied in accordance with the terms and provisions of the Enron MIPS Agreements and such related agreements.

         2. ALLOWED CLAIMS OF FIFTY THOUSAND DOLLARS OR MORE/ELECTION TO BE TREATED AS A CONVENIENCE CLAIM

                  Notwithstanding the provisions of Section 10.1 of the Plan, any holder of an Allowed Enron Guaranty Claim whose Allowed Enron Guaranty Claim is more than Fifty Thousand Dollars ($50,000.00), and who elects to reduce the amount of such Allowed Claim to Fifty Thousand Dollars ($50,000.00), shall, at such holder's option, be entitled to receive, based on such Allowed Claim as so reduced, distributions pursuant to Article XVI of the Plan; provided, however, that, under no circumstances, shall a holder of an Allowed Enron Guaranty Claim receive aggregate distributions in accordance with the provisions of Articles VII and X of the Plan in excess of 100% of such holder's corresponding Allowed General Unsecured Claim. Such election must be made on the Ballot and be received by the Debtors on or prior to the Ballot Date. Any election made after the Ballot Date shall not be binding upon the Debtors unless the Ballot Date is expressly waived, in writing, by the Debtors; provided, however, that, under no circumstances, may such waiver by the Debtors occur on or after the Effective Date.

J.       PROVISIONS FOR TREATMENT OF WIND GUARANTY CLAIMS (CLASS 186)

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         1.       TREATMENT OF WIND GUARANTY CLAIMS (CLASS 186)

                  Commencing on the Effective Date and subject to the provisions of Section 11.2 of the Plan, each holder of an Allowed Wind Guaranty Claim shall be entitled to receive on account of such Allowed Wind Guaranty Claim distributions in an aggregate amount equal to such holder's Pro Rata Share of the Wind Guaranty Distributive Assets and the Wind Guaranty Distributive Interests; provided, however, that, under no circumstances, shall a holder of an Allowed Wind Guaranty Claim receive aggregate distributions in accordance with the provisions of Articles VII and XI of the Plan in excess of one hundred percent (100%) of such holder's corresponding Allowed General Unsecured Claim.

         2. ALLOWED CLAIMS OF FIFTY THOUSAND DOLLARS OR MORE/ELECTION TO BE TREATED AS A CONVENIENCE CLAIM

                  Notwithstanding the provisions of Section 11.1 of the Plan, any holder of an Allowed Wind Guaranty Claim whose Allowed Wind Guaranty Claim is more than Fifty Thousand Dollars ($50,000.00), and who elects to reduce the amount of such Allowed Claim to Fifty Thousand Dollars ($50,000.00), shall, at such holder's option, be entitled to receive, based on such Allowed Claim as so reduced, distributions pursuant to Article XVI of the Plan; provided, however, that, under no circumstances, shall a holder of an Allowed Wind Guaranty Claim receive aggregate distributions in accordance with the provisions of Articles VII and XI of the Plan in excess of 100% of such holder's corresponding Allowed General Unsecured Claim. Such election must be made on the Ballot and be received by the Debtors on or prior to the Ballot Date. Any election made after the Ballot Date shall not be binding upon the Debtors unless the Ballot Date is expressly waived, in writing, by the Debtors; provided, however, that, under no circumstances, may such waiver by the Debtors occur on or after the Effective Date.

K.       PROVISIONS FOR TREATMENT OF ENA GUARANTY CLAIMS (CLASS 187)

         1.       TREATMENT OF ENA GUARANTY CLAIMS (CLASS 187)

                  Commencing on the Effective Date and subject to the provisions of Section 12.2 of the Plan, each holder of an Allowed ENA Guaranty Claim shall be entitled to receive on account of such Allowed ENA Guaranty Claim distributions in an aggregate amount equal to such holder's Pro Rata Share of the ENA Guaranty Distributive Assets and the ENA Guaranty Distributive Interests; provided, however, that, under no circumstances, shall a holder of an Allowed ENA Guaranty Claim receive aggregate distributions in accordance with the provisions of Articles VII and XII of the Plan in excess of one hundred percent (100%) of such holder's corresponding Allowed General Unsecured Claim.

         2. ALLOWED CLAIMS OF FIFTY THOUSAND DOLLARS OR MORE/ELECTION TO BE TREATED AS A CONVENIENCE CLAIM

                  Notwithstanding the provisions of Section 12.1 of the Plan, any holder of an Allowed ENA Guaranty Claim whose Allowed ENA Guaranty Claim is more than Fifty Thousand Dollars ($50,000.00), and who elects to reduce the amount of such Allowed Claim to Fifty Thousand Dollars ($50,000.00), shall, at such holder's option, be entitled to receive, based on such Allowed Claim as so reduced, distributions pursuant to Article XVI of the Plan;

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provided, however, that, under no circumstances, shall a holder of an Allowed
ENA Guaranty Claim receive aggregate distributions in accordance with the provisions of Articles VII and XII of the Plan in excess of one hundred percent (100%) of such holder's corresponding Allowed General Unsecured Claim. Such election must be made on the Ballot and be received by the Debtors on or prior to the Ballot Date. Any election made after the Ballot Date shall not be binding upon the Debtors unless the Ballot Date is expressly waived, in writing, by the Debtors; provided, however, that, under no circumstances, may such waiver by the Debtors occur on or after the Effective Date.

L.       PROVISIONS FOR TREATMENT OF ACFI GUARANTY CLAIMS (CLASS 188)

         1.       TREATMENT OF ACFI GUARANTY CLAIMS (CLASS 188)

                  Commencing on the Effective Date and subject to the provisions of Section 13.2 of the Plan, each holder of an Allowed ACFI Guaranty Claim shall be entitled to receive on account of such Allowed ACFI Guaranty Claim distributions in an aggregate amount equal to such holder's Pro Rata Share of the ACFI Guaranty Distributive Assets and the ACFI Guaranty Distributive Interests; provided, however, that, under no circumstances, shall a holder of an Allowed ACFI Guaranty Claim receive aggregate distributions in accordance with the provisions of Articles VII and XIII of the Plan in excess of one hundred percent (100%) of such holder's corresponding Allowed General Unsecured Claim.

         2. ALLOWED CLAIMS OF FIFTY THOUSAND DOLLARS OR MORE/ELECTION TO BE TREATED AS A CONVENIENCE CLAIM

                  Notwithstanding the provisions of Section 13.1 of the Plan, any holder of an Allowed ACFI Guaranty Claim whose Allowed ACFI Guaranty Claim is more than Fifty Thousand Dollars ($50,000.00), and who elects to reduce the amount of such Allowed Claim to Fifty Thousand Dollars ($50,000.00), shall, at such holder's option, be entitled to receive, based on such Allowed Claim as so reduced, distributions pursuant to Article XVI of the Plan; provided, however, that, under no circumstances, shall a holder of an Allowed ACFI Guaranty Claim receive aggregate distributions in accordance with the provisions of Articles VII and XIII of the Plan in excess of one hundred percent (100%) of such holder's corresponding Allowed General Unsecured Claim. Such election must be made on the Ballot and be received by the Debtors on or prior to the Ballot Date. Any election made after the Ballot Date shall not be binding upon the Debtors unless the Ballot Date is expressly waived, in writing, by the Debtors; provided, however, that, under no circumstances, may such waiver by the Debtors occur on or after the Effective Date.

M.       PROVISIONS FOR TREATMENT OF EPC GUARANTY CLAIMS (CLASS 189)

         1.       TREATMENT OF EPC GUARANTY CLAIMS (CLASS 189)

                  Commencing on the Effective Date and subject to the provisions of Section 14.2 of the Plan, each holder of an Allowed EPC Guaranty Claim shall be entitled to receive on account of such Allowed EPC Guaranty Claim distributions in an aggregate amount equal to such holder's Pro Rata Share of the EPC Guaranty Distributive Assets and the EPC Guaranty Distributive Interests; provided, however, that, under no circumstances, shall a holder of an

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Allowed EPC Guaranty Claim receive aggregate distributions in accordance with the provisions of Articles VII and XIV of the Plan in excess of one hundred percent (100%) of such holder's corresponding Allowed General Unsecured Claim.

         2. ALLOWED CLAIMS OF FIFTY THOUSAND DOLLARS OR MORE/ELECTION TO BE TREATED AS A CONVENIENCE CLAIM

                  Notwithstanding the provisions of Section 14.1 of the Plan, any holder of an Allowed EPC Guaranty Claim whose Allowed EPC Guaranty Claim is more than Fifty Thousand Dollars ($50,000.00), and who elects to reduce the amount of such Allowed Claim to Fifty Thousand Dollars ($50,000.00), shall, at such holder's option, be entitled to receive, based on such Allowed Claim as so reduced, distributions pursuant to Article XVI of the Plan; provided, however, that, under no circumstances, shall a holder of an Allowed ACFI Guaranty Claim receive aggregate distributions in accordance with the provisions of Articles VII and XIV of the Plan in excess of one hundred percent (100%) of such holder's corresponding Allowed General Unsecured Claim. Such election must be made on the Ballot and be received by the Debtors on or prior to the Ballot Date. Any election made after the Ballot Date shall not be binding upon the Debtors unless the Ballot Date is expressly waived, in writing, by the Debtors; provided, however, that, under no circumstances, may such waiver by the Debtors occur on or after the Effective Date.

N.       PROVISIONS FOR TREATMENT OF INTERCOMPANY CLAIMS (CLASS 190)

         1.       TREATMENT OF INTERCOMPANY CLAIMS (CLASS 190)

                  Commencing on the Effective Date, each Debtor which is a holder of an Allowed Intercompany Claim shall be deemed to be entitled to receive on account of such Allowed Intercompany Claim allocations in an aggregate amount equal to such holder's Pro Rata Share of the Intercompany Distributive Assets and Intercompany Distributive Interests and such allocations shall be redistributed to holder's of Allowed Claims in accordance with the provisions of Articles VII through IX and XVII through XX of the Plan.

O.       PROVISIONS FOR TREATMENT OF CONVENIENCE CLAIMS (CLASSES 191-375)

         1.       TREATMENT OF CONVENIENCE CLAIMS (CLASSES 191-375)

                  On the Effective Date or as soon as practicable thereafter, and except as provided in Section 16.2 of the Plan, each holder of an Allowed Convenience Claim against a Debtor shall receive Cash in an amount equal to the applicable Convenience Claim Distribution Percentage of such Allowed Convenience Claim.

         2.       PLAN CURRENCY OPPORTUNITY

                  Notwithstanding the provisions of Article XVI of the Plan any holder of an Allowed Convenience Claim against a Debtor may elect to have such holder's Claim treated as a General Unsecured Claim or a Guaranty Claim against such Debtor in accordance with the respective provisions of Articles VII, X, XI, XII, XIII and XIV of the Plan. Such election must be made on the Ballot and be received by the Debtors on or prior to the Ballot Date. Any

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election made after the Ballot date shall not be binding upon the Debtors unless the Ballot Date is expressly waived, in writing, by the Debtors; provided, however, that, under no circumstances, may such waiver by the Debtors occur on or after the Effective Date.

P.       PROVISION FOR TREATMENT OF SUBORDINATED CLAIMS (CLASSES 376-382)

         1.       TREATMENT OF ALLOWED SUBORDINATED CLAIMS (CLASS 376-382)

                  Except as otherwise provided in Section 17.2 of the Plan, each holder of an Allowed Subordinated Claim shall receive no distribution for and on account of such Claim.

         2.       CONTINGENT DISTRIBUTION/LIMITATION ON RECOVERY

                  Notwithstanding anything contained in the Plan to the contrary, in the event that Plan Currency and Trust Interests are deemed redistributed to a holder of an Allowed Subordinated Claim in accordance with the provisions of Sections 7.5, 8.2 and 9.2 of the Plan, such redistribution shall be made to holders of Allowed Subordinated Claims and Allowed Equity Interests in the following order of priority, until such Claims are paid, or deemed paid in full, in Cash, or through the value of the balance of the Plan Currency and Trust Interests so distributed: (a) holders of Allowed Section 510 Enron Senior Notes Claims and Allowed Section 510 Enron Subordinated Debenture Claims; (b) holders of Allowed Penalty Claims and Allowed Other Subordinated Claims; (c) holders of Allowed Section 510 Enron Preferred Equity Interest Claims; (d) holders of Allowed Enron Preferred Equity Interests and Allowed Enron TOPRS Subordinated Guaranty Claims; and (e) holders of Allowed Section 510 Enron Common Equity Interest Claims and Allowed Enron Common Equity Interests in accordance with the provisions of the documents, instruments and agreements governing such Equity Interests, including, without limitation, the contractual subordination provisions set forth therein and the Bankruptcy Code.

Q.       PROVISIONS FOR TREATMENT OF ENRON PREFERRED EQUITY INTERESTS
(CLASS 383)

         1.       TREATMENT OF ALLOWED ENRON PREFERRED EQUITY INTERESTS (CLASS
383)

                  Except as otherwise provided in Section 18.2 of the Plan, on the Effective Date, each holder of an Allowed Enron Preferred Equity Interest shall be entitled to receive such holder's Pro Rata Share of the separate class of Preferred Equity Trust Interests relating to such holder's class of Exchanged Enron Preferred Stock to be allocated pursuant to Article XXVI of the Plan. For purposes of Section 18.1 of the Plan, a holder's class of Exchanged Enron Preferred Stock is the class of Exchanged Enron Preferred Stock to be issued in lieu of such holder's class of Enron Preferred Equity Interest.

         2.       CONTINGENT DISTRIBUTION/LIMITATION ON RECOVERY

                  Notwithstanding anything contained in the Plan to the contrary, in the event that (a) Plan Currency and Trust Interests are deemed redistributed to a holder of an Allowed Enron Preferred Equity Interest, and, as a result of the issuance and transfer of the Exchanged Enron Preferred Stock, to the Preferred Equity Trustee for and on behalf of the holders of Preferred Equity Trust Interests, in accordance with the provisions of Sections 7.5, 8.2,
9.2 and 17.2 of the

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Plan, and (b) the sum of such distributions to such holder are equal or in excess of 100% of such holder's Allowed Enron Preferred Equity Interests, then, the Plan Currency and Trust Interests remaining to be distributed to such holder in excess of such 100% shall be deemed redistributed to holders of Allowed
Section 510 Enron Common Equity Interest Claims and Allowed Enron Common Equity Interests and accordingly shall be distributed in accordance with the provisions of the documents, instruments and agreements governing such Equity Interests, including, without limitation, the contractual subordination provisions set forth therein, and the Bankruptcy Code.

         3. CANCELLATION OF ENRON PREFERRED EQUITY INTERESTS AND EXCHANGED ENRON PREFERRED STOCK

                  On the Effective Date, the Enron Preferred Equity Interests shall be deemed cancelled and of no force and effect and the Exchanged Enron Preferred Stock shall be issued in lieu thereof. On the later to occur of (a) the entry of a Final Order resolving all Claims in the Chapter 11 Cases and (b) the final distribution made to holders of Allowed Claims and Allowed Equity Interests in accordance with Article XXXII of the Plan, the Exchanged Enron Preferred Stock shall be deemed extinguished and the certificates and all other documents representing such Equity Interests shall be deemed cancelled and of no force and effect.

R.       PROVISION FOR TREATMENT OF ENRON COMMON EQUITY INTERESTS (CLASS 384)

         1.       TREATMENT OF ALLOWED ENRON COMMON EQUITY INTERESTS (CLASS 384)

                  Except as otherwise provided in Section 19.2 of the Plan, on the Effective Date, each holder of an Allowed Enron Common Equity Interest shall be entitled to receive such holder's Pro Rata Share of Common Equity Trust Interests to be allocated pursuant to Article XXVII of the Plan.

         2.       CONTINGENT DISTRIBUTION TO COMMON EQUITY TRUST

                  Notwithstanding anything contained in the Plan to the contrary, in the event that Plan Currency and Trust Interests are deemed redistributed to a holder of an Allowed Enron Common Equity Interest in accordance with the provisions of Sections 7.5, 8.2, 9.2, 17.2 and 18.2 of the Plan, as a result of the issuance and transfer of Exchanged Enron Common Stock, such Plan Currency shall be distributed to the Common Equity Trustee for and on behalf of the holders of Common Equity Trust Interests.

         3. CANCELLATION OF ENRON COMMON EQUITY INTERESTS AND EXCHANGED ENRON COMMON STOCK

                  On the Effective Date, the Enron Common Equity Interests shall be deemed cancelled and of no force and effect and the Exchanged Enron Common Stock shall be issued in lieu thereof. On the later to occur of (a) the entry of a Final Order resolving all Claims in the Chapter 11 Cases and (b) the final distribution made to holders of Allowed Claims and Allowed Equity Interests in accordance with Article XXXII of the Plan, the Exchanged Enron Common Stock shall be deemed extinguished and the certificates and all other documents representing such Equity Interests shall be deemed cancelled and of no force and effect.

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

S.       PROVISIONS FOR TREATMENT OF OTHER EQUITY INTERESTS (CLASS 385)

         1.       CANCELLATION OF OTHER EQUITY INTERESTS (CLASS 385)

                  On the latest to occur of (1) the Effective Date, (2) the entry of a Final Order resolving all Claims in the Chapter 11 Cases and (3) the final distribution made to holders of Allowed Claims and Allowed Equity Interests in accordance with Article XXXII of the Plan, unless otherwise determined by the Debtors and the Creditors' Committee, (a) all Other Equity Interests shall be deemed extinguished and the certificates and all other documents representing such Equity Interests shall be deemed cancelled and of no force and effect and (b) the Reorganized Debtor Plan Administrator shall administer the assets of such Entity in accordance with the provisions of
Article XXXVI of the Plan; provided, however, that no Other Equity Interests shall be cancelled if the result of such cancellation shall adversely economically impact the estate of any Debtor.

T.       PROVISIONS FOR TREATMENT OF DISPUTED CLAIMS UNDER THE PLAN

         1.       OBJECTIONS TO CLAIMS; PROSECUTION OF DISPUTED CLAIMS

                  The Reorganized Debtors shall object to the allowance of Claims or Equity Interests filed with the Bankruptcy Court with respect to which they dispute liability, priority or amount, including, without limitation, objections to Claims which have been assigned and the assertion of the doctrine of equitable subordination with respect thereto. All objections shall be litigated to Final Order; provided, however, that the Reorganized Debtors (within such parameters as may be established by the Board of Directors of the Reorganized Debtors) shall have the authority to file, settle, compromise or withdraw any objections to Claims or Equity Interests. Unless otherwise ordered by the Bankruptcy Court, the Reorganized Debtors shall file and serve (i) objections to Claims with regard to the Yosemite and Credit Linked Notes financing transaction (refer to Section III.F.51., "Yosemite and Credit Linked Notes" for a description), the Apache/Choctaw financing transaction (refer to
Section III.F.3, "Apache/Choctaw" for a description) and the Zephyrus/Tammy financing transaction (refer to Section III.F.52., "Zephyrus/Tammy" for a description) no later than twenty (20) days following the Confirmation Date, unless extended for cause upon motion by the Debtors upon notice to the Creditors' Committee and the Creditors affected thereby, (ii) objections to twenty (20) of the largest proofs of Claim filed against ENA, and identified by the ENA Examiner in a list provided no later than the Confirmation Date, no later than fifty (50) days following the Confirmation Date, unless extended for cause upon motion by the Debtors upon notice to the Creditors' Committee and the Creditors affected thereby, and (iii) all objections to other Claims as soon as practicable, but, in each instance, not later than two hundred forty (240) days following the Confirmation Date or such later date as may be approved by the Bankruptcy Court.

         2.       ESTIMATION OF CLAIMS

                  Unless otherwise limited by an order of the Bankruptcy Court, the Reorganized Debtors may at any time request the Bankruptcy Court to estimate for final distribution purposes any contingent, unliquidated or Disputed Claim pursuant to section 502(c) of the Bankruptcy Code regardless of whether the Debtors or the Reorganized Debtors previously objected to such

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

Claim, and the Bankruptcy Court will retain jurisdiction to consider any request to estimate any Claim at any time during litigation concerning any objection to any Claim, including, without limitation, during the pendency of any appeal relating to any such objection. In the event that the Bankruptcy Court estimates any contingent, unliquidated or Disputed Claim, the estimated amount shall constitute either the allowed amount of such Claim or a maximum limitation on such Claim, as determined by the Bankruptcy Court; provided, however, that if the estimate constitutes the maximum limitation on such Claim, the Debtors or the Reorganized Debtors, as the case may be, may elect to pursue supplemental proceedings to object to any ultimate allowance of such Claim. All of the aforementioned Claims objection, estimation and resolution procedures are cumulative and not necessarily exclusive of one another; provided, however, that the Debtors will limit the proposed order approving the estimation procedures motion to apply only to claims that are, as may be determined by the Bankruptcy Court, unliquidated or contingent. Thus, the Debtors may not estimate a Claim that is disputed, and not unliquidated or contingent, if the Creditor objects to such estimation; provided, further, that such Creditor may elect to have its Claim resolved pursuant to the estimation procedures as approved.

         3.       PAYMENTS AND DISTRIBUTIONS ON DISPUTED CLAIMS

                  a. DISPUTED CLAIMS RESERVE. From and after the Effective Date, and until such time as all Disputed Claims have been compromised and settled or determined by Final Order, the Disbursing Agent shall reserve and hold in escrow for the benefit of each holder of a Disputed Claim, Cash, Plan Securities, Operating Trust Interests, Remaining Asset Trust Interests, Litigation Trust Interests and Special Litigation Trust Interests and any dividends, gains or income attributable thereto, in an amount equal to the Pro Rata Share of distributions which would have been made to the holder of such Disputed Claim if it were an Allowed Claim in an amount equal to the lesser of
(i) the Disputed Claim Amount, (ii) the amount in which the Disputed Claim shall be estimated by the Bankruptcy Court pursuant to section 502 of the Bankruptcy Code for purposes of allowance, which amount, unless otherwise ordered by the Bankruptcy Court, shall constitute and represent the maximum amount in which such Claim may ultimately become an Allowed Claim or (iii) such other amount as may be agreed upon by the holder of such Disputed Claim and the Reorganized Debtors; provided, however, that, under no circumstances shall a holder of an Allowed Convenience Claim be entitled to distributions of Litigation Trust Interests, Special Litigation Trust Interests or the proceeds thereof. Any Cash, Plan Securities, Operating Trust Interests, Remaining Asset Trust Interests, Litigation Trust Interests and Special Litigation Trust Interests reserved and held for the benefit of a holder of a Disputed Claim shall be treated as a payment and reduction on account of such Disputed Claim for purposes of computing any additional amounts to be paid in Cash or distributed in Plan Securities in the event the Disputed Claim ultimately becomes an Allowed Claim. Such Cash and any dividends, gains or income paid on account of Plan Securities, Operating Trust Interests, Remaining Asset Trust Interests, Litigation Trust Interests and Special Litigation Trust Interests reserved for the benefit of holders of Disputed Claims shall be either (x) held by the Disbursing Agent, in an interest-bearing account or (y) invested in interest-bearing obligations issued by the United States Government, or by an agency of the United States Government and guaranteed by the United States Government, and having (in either case) a maturity of not more than thirty (30) days, for the benefit of such holders pending determination of their entitlement thereto under the terms of the Plan. No payments or distributions shall be made with respect to all or any portion of any Disputed Claim pending the entire resolution thereof by Final Order.

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

                  b. ALLOWANCE OF DISPUTED CLAIMS. At such time as a Disputed Claim becomes, in whole or in part, an Allowed Claim, the Disbursing Agent shall distribute to the holder thereof the distributions, if any, to which such holder is then entitled under the Plan together with any interest which has accrued on the amount of Cash and any dividends or distributions attributable to the Plan Currency or Trust Interests so reserved (net of any expenses, including any taxes of the escrow, relating thereto), but only to the extent that such interest is attributable to the amount of the Allowed Claim. Such distribution, if any, shall be made as soon as practicable after the date that the order or judgment of the Bankruptcy Court allowing such Disputed Claim becomes a Final Order but in no event more than ninety (90) days thereafter. The balance of any Cash previously reserved shall be included in Creditor Cash and the balance of any Plan Currency and Trust Interests previously reserved shall be included in future calculations of Plan Currency and Trust Interests, respectively, to holders of Allowed Claims, and, to the extent determined to be distributable to holders of Allowed Equity Interests, in accordance with the terms and provisions of the Plan, holders of Allowed Equity Interests.

         4.       TAX TREATMENT OF ESCROW

                  Subject to the receipt of contrary guidance from the IRS or a court of competent jurisdiction (including the receipt by the Disbursing Agent of a private letter ruling requested by the Disbursing Agent, or the receipt of an adverse determination by the IRS upon audit if not contested by the Disbursing Agent, or a condition imposed by the IRS in connection with a private letter ruling requested by the Debtors), the Disbursing Agent shall (i) treat the escrow as one or more discrete trusts (which may be composed of separate and independent shares) for federal income tax purposes in accordance with the trust provisions of the IRC (Sections 641 et seq.) and (ii) to the extent permitted by applicable law, report consistent with the foregoing for state and local income tax purposes. All holders of Allowed Claims and Allowed Equity Interests shall report, for tax purposes, consistent with the foregoing. Accordingly, absent receipt of contrary guidance, the Disbursing Agent will report as subject to a separate entity level tax any amounts earned by the Disputed Claims Reserve including, to the extent such trust is established, any taxable income of the Litigation Trust, the Special Litigation Trust, the Operating Trusts, and the Remaining Assets Trust allocable to the Disputed Claims Reserve, except to the extent such earnings or income are distributed by the Disbursing Agent during the same taxable year. In such event, the amount of earnings or income that is so distributed to an Allowed Claim holder during the same taxable year will be includible in such holder's gross income.

         5.       FUNDING OF ESCROW'S TAX OBLIGATION

                  If the reserve created in accordance with Section 21.3(a) of the Plan has insufficient funds to pay any applicable taxes imposed upon it or its assets, subject to the other provisions contained in the Plan, the Reorganized Debtors shall advance to the escrow the funds necessary to pay such taxes (a "Tax Advance"), with such Tax Advances repayable from future amounts otherwise receivable by the escrow pursuant to Section 21.3 of the Plan. If and when a distribution is to be made from the escrow, the distributee will be charged its pro rata portion of any outstanding Tax Advance (including accrued interest). If a cash distribution is to be made to such distributee, the Disbursing Agent shall be entitled to withhold from such distributee's distribution the amount required to pay such portion of the Tax Advance (including accrued

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interest). If such cash is insufficient to satisfy the respective portion of the Tax Advance and there is also to be made to such distributee a distribution of other Plan Currency or interests in the trusts to be created under the Plan, the distributee shall, as a condition to receiving such other assets, pay in cash to the Disbursing Agent an amount equal to the unsatisfied portion of the Tax Advance (including accrued interest). Failure to make such payment shall entitle the Disbursing Agent to reduce and permanently adjust the amounts that would otherwise be distributed to such distributee to fairly compensate the Disputed Claims reserve created in accordance with Section 21.3(a) of the Plan for the unpaid portion of the Tax Advance (including accrued interest).

U.       PROVISIONS REGARDING DISTRIBUTIONS

         1.       TIME AND MANNER OF DISTRIBUTIONS

                  Distributions under the Plan shall be made to each holder of an Allowed Unsecured Claim as follows:

                  a. INITIAL DISTRIBUTIONS OF CASH. On or as soon as practicable after the Effective Date, the Disbursing Agent shall distribute, or cause to be distributed, to the Reorganized Debtor Plan Administrator on behalf of holders of Disputed Claims, and to each holder of an Allowed General Unsecured Claim, an Allowed Guaranty Claim, an Allowed Intercompany Claim and an Allowed Convenience Claim, such Creditor's share, if any, of Creditor Cash as determined pursuant to Articles VII, X, XI, XII, XIII, XIV, XV and XVI of the Plan.

                  b. SUBSEQUENT DISTRIBUTIONS OF CASH. On the first (1st) Business Day that is after the close of one (1) full calendar quarter following the date of the initial Effective Date distributions, and, thereafter, on each first (1st) Business Day following the close of two (2) full calendar quarters, the Disbursing Agent shall distribute, or cause to be distributed, to the Reorganized Debtor Plan Administrator on behalf of holders of Disputed Claims, and to each holder of an Allowed General Unsecured Claim, an Allowed Guaranty Claim, an Allowed Intercompany Claim, and an Allowed Convenience Claim, an amount equal to such Creditor's share, if any, of Creditor Cash as determined pursuant to Articles VII, X, XI, XII, XIII, XIV, XV and XVI of the Plan, until such time as there are no longer any potential Creditor Cash.

                  c. DISTRIBUTIONS OF PLAN SECURITIES. Notwithstanding anything contained in the Plan to the contrary, commencing on or as soon as practicable after the Effective Date, subject to the availability of any historical financial information required to comply with applicable securities laws, the Disbursing Agent shall commence distributions, or cause to be distributed, to the Reorganized Debtor Plan Administrator on behalf of holders of Disputed Claims, and to each holder of an Allowed General Unsecured Claim, an Allowed Guaranty Claim and an Allowed Intercompany Claim, an amount equal to such Creditor's share, if any, of Plan Securities, as determined pursuant to Articles VII, X, XI, XII, XIII, XIV, XV and XVI of the Plan, and semi-annually thereafter until such time as there is no longer any potential Plan Securities to distribute, as follows:

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                           (i)      PRISMA. Distribution of Prisma Common Stock
to holders of Allowed General Unsecured Claims, Allowed Guaranty Claims and Allowed Intercompany Claims shall commence upon (a) allowance of General Unsecured Claims in an amount which would result in the distribution of 30% of the issued and outstanding shares of Prisma Common Stock and (b) obtaining the requisite consents for the transfer of the Prisma Assets and the issuance of the Prisma Common Stock;

                           (ii)     CROSSCOUNTRY. Distributions of CrossCountry
Common Equity to holders of Allowed General Unsecured Claims, Allowed Guaranty Claims and Allowed Intercompany Claims shall commence upon (a) allowance of General Unsecured Claims in an amount which would result in the distribution of 30% of the issued and outstanding shares of CrossCountry Common Equity and (b) obtaining the requisite consents for the issuance of the CrossCountry Common Equity; and

                           (iii)    PGE. Distributions of PGE Common Stock to
holders of Allowed General Unsecured Claims, Allowed Guaranty Claims and Allowed Intercompany Claims shall commence upon (a) allowance of General Unsecured Claims in an amount which would result in the distribution of 30% of the issued and outstanding shares of PGE Common Stock and (b) obtaining the requisite consents for the issuance of the PGE Common Stock;

provided, however, that, in the event that a Sale Transaction has occurred, or an agreement for a Sale Transaction has been entered into and has not been terminated, prior to the satisfaction of the conditions for the distribution of such Plan Securities pursuant to Section 32.1(c) of the Plan, the proceeds thereof shall be distributed in accordance with the provisions of Section 32.1(a) of the Plan in lieu of the Plan Securities that are the subject of such Sale Transaction or agreement, or in the case of a Sale Transaction involving a sale of all or substantially all of the assets of an issuer of Plan Securities, the Plan Securities of such issuer (unless the agreement for such Sale Transaction terminates subsequent to the satisfaction of such applicable conditions in Section 32.1(c) of the Plan, in which case, such Plan Securities shall be distributed pursuant to Section 32.1(c) of the Plan), with the balance of such Plan Securities distributed in accordance with the provisions of Section 32.1(c) of the Plan; and, provided, further, that, if in the joint determination of the Debtors and the Creditors' Committee the Prisma Trust Interests, CrossCountry Trust Interests and/or PGE Trust Interests are created, on the Effective Date, such interests shall be allocated to the appropriate holders thereof in accordance with Article XXIV of the Plan in lieu of the distributions of Prisma Common Stock, CrossCountry Common Equity and/or PGE Common Stock, respectively; and, provided, further, that during the period of retention of any such Plan Securities, the Disbursing Agent shall distribute, or cause to be distributed, to the Reorganized Debtor Plan Administrator on behalf of holders of Disputed Claims, and to each holder of an Allowed General Unsecured Claim, an Allowed Guaranty Claim and an Allowed Intercompany Claim, an amount equal to such Creditor's share, if any, of dividends declared and distributed with respect to any of the Plan Securities; and, provided, further, until such time as all Disputed Claims have been allowed by Final Order, in whole or in part, the Disbursing Agent shall hold in reserve at least 1% of the Plan Securities to be distributed in accordance with Sections 21.3 and 32.1 of the Plan.

                  d. DISTRIBUTION OF TRUST INTERESTS. In the event that the Litigation Trust or the Special Litigation Trust is created, on or as soon as practicable thereafter, the Disbursing

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Agent shall commence distributions, or cause to be distributed, to the
Reorganized Debtor Plan Administrator on behalf of holders of Disputed Claims, and to each holder of an Allowed General Unsecured Claim, an Allowed Guaranty Claim, and an Allowed Intercompany Claim, such Creditor's share, if any, of Trust Interests as determined pursuant to Articles VII, X, XI, XII, XIII, XIV, XV and XVI of the Plan, and semi-annually thereafter until such time as there is no longer any Trust Interests to distribute.

                  e. ALLOCATION OF REMAINING ASSET TRUST INTERESTS. In the event the Remaining Asset Trusts are created, on or as soon as practicable thereafter, the Disbursing Agent shall allocate, or cause to be allocated, to the Reorganized Debtor Plan Administrator on behalf of holders of Disputed Claims, and to each holder of an Allowed General Unsecured Claim, an Allowed Guaranty Claim, and an Allowed Intercompany Claim, such Creditor's share, if any, of Remaining Asset Trust Interests as determined pursuant to Articles VII, X, XI, XII, XIII, XIV, XV and XVI of the Plan.

                  f. RECALCULATION OF DISTRIBUTIVE ASSETS, GUARANTY DISTRIBUTIVE ASSETS AND INTERCOMPANY DISTRIBUTIVE ASSETS. Notwithstanding anything contained in the Plan to the contrary, in connection with each of the distributions of Plan Currency to be made in accordance with Section 32.1 of the Plan, the Disbursing Agent shall calculate, or cause to be calculated, Distributive Assets, Enron Guaranty Distributive Assets, Wind Guaranty Distributive Assets, ACFI Guaranty Distributive Assets, ENA Guaranty Distributive Assets, EPC Guaranty Distributive Assets and Intercompany Distributive Assets as of the date thereof, taking into account, among other things, (i) sales of Remaining Assets prior to the creation of the Remaining Asset Trust(s), (ii) proceeds, if any, of Sale Transactions and (iii) the allowance or disallowance of Disputed Claims, as the case may be.

                  g. PRIOR AND SUBSEQUENT BANKRUPTCY COURT ORDERS REGARDING NON-CONFORMING DISTRIBUTIONS. For purposes of calculating distributions to be made in accordance with Section 32.1 of the Plan, including, without limitation, the payment of Allowed Claims in full, the Debtors, the Reorganized Debtors, the Disbursing Agent and the Reorganized Debtor Plan Administrator shall take into account those payments made or to be made to holders of Allowed Enron Senior Note Claims and Allowed Enron Subordinated Debenture Claims pursuant to the provisions of prior or subsequent orders of the Bankruptcy Court.

         2.       TIMELINESS OF PAYMENTS

                  Any payments or distributions to be made pursuant to the Plan shall be deemed to be timely made if made within twenty (20) days after the dates specified in the Plan. Whenever any distribution to be made under the Plan shall be due on a day other than a Business Day, such distribution shall instead be made, without interest, on the immediately succeeding Business Day, but shall be deemed to have been made on the date due.

         3.       DISTRIBUTIONS BY THE DISBURSING AGENT

                  All distributions under the Plan shall be made by the Disbursing Agent at the direction of the Reorganized Debtor Plan Administrator. The Disbursing Agent shall be deemed

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to hold all property to be distributed under the Plan in trust for the Persons entitled to receive the same. The Disbursing Agent shall not hold an economic or beneficial interest in such property.

         4.       MANNER OF PAYMENT UNDER THE PLAN

                  Unless the Entity receiving a payment agrees otherwise, any payment in Cash to be made by the Reorganized Debtors shall be made, at the election of the Reorganized Debtors, by check drawn on a domestic bank or by wire transfer from a domestic bank; provided, however, that no Cash payments shall be made to a holder of an Allowed Claim or an Allowed Equity Interest until such time as the amount payable thereto is equal to or greater than Ten Dollars ($10.00).

         5.       DELIVERY OF DISTRIBUTIONS

                  Subject to the provisions of Rule 9010 of the Bankruptcy Rules and the TOPRS Stipulation, and except as provided in Section 32.4 of the Plan, distributions and deliveries to holders of Allowed Claims shall be made at the address of each such holder as set forth on the Schedules filed with the Bankruptcy Court unless superseded by the address set forth on proofs of claim filed by such holders, or at the last known address of such a holder if no proof of claim is filed or if the Debtors has been notified in writing of a change of address. Subject to the provisions of Section 9.1 of the Plan and the TOPRS Stipulation, distributions for the benefit of holders of Enron Senior Notes shall be made to the appropriate Enron Senior Notes Indenture Trustee. Each such Enron Senior Note Indenture Trustee shall in turn administer the distribution to the holders of Allowed Enron Senior Note Claims in accordance with the Plan and the applicable Enron Senior Notes Indenture. The Enron Senior Notes Indenture Trustee shall not be required to give any bond or surety or other security for the performance of their duties unless otherwise ordered by the Bankruptcy Court.

         6.       FRACTIONAL SECURITIES

                  No fractional shares of Plan Securities shall be issued. Fractional shares of Plan Securities shall be rounded to the next greater or next lower number of shares in accordance with the following method: (a) fractions of one-half (1/2) or greater shall be rounded to the next higher whole number, and (b) fractions of less than one-half (1/2) shall be rounded to the next lower whole number. The total number of shares or interests of Plan Securities to be distributed to a Class under the Plan shall be adjusted as necessary to account for the rounding provided for in Section 32.6 of the Plan. In the event that, as a result of such rounding, a holder of a Claim would receive no distribution pursuant to the Plan, such holder shall receive Cash in lieu of the fractional shares of Plan Securities to purchase fractional shares such holder was entitled to receive.

         7.       UNDELIVERABLE DISTRIBUTIONS

                  a. HOLDING OF UNDELIVERABLE DISTRIBUTIONS. If any distribution to any holder is returned to the Reorganized Debtors as undeliverable, no further distributions shall be made to such holder unless and until the Reorganized Debtors is notified, in writing, of such holder's then-current address. Undeliverable distributions shall remain in the possession of the Reorganized Debtors until such time as a distribution becomes deliverable. All Entities

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

ultimately receiving undeliverable Cash shall not be entitled to any interest or other accruals of any kind. Nothing contained in the Plan shall require the Reorganized Debtors to attempt to locate any holder of an Allowed Claim or an Allowed Equity Interest.

                  b. FAILURE TO CLAIM UNDELIVERABLE DISTRIBUTIONS. On or about the second (2nd) anniversary of the Effective Date, the Reorganized Debtors shall file a list with the Bankruptcy Court setting forth the names of those Entities for which distributions have been made under the Plan and have been returned as undeliverable as of the date thereof. Any holder of an Allowed Claim or an Allowed Equity Interest that does not assert its rights pursuant to the Plan to receive a distribution within three (3) years from and after the Effective Date shall have its entitlement to such undeliverable distribution discharged and shall be forever barred from asserting any entitlement pursuant to the Plan against the Reorganized Debtors or its property. In such case, any consideration held for distribution on account of such Claim or Equity Interest shall revert to the Reorganized Debtors for redistribution to holders of Allowed Claims and Allowed Equity Interests in accordance with the provisions of Section
32.1 of the Plan.

         8.       COMPLIANCE WITH TAX REQUIREMENTS

                  The Reorganized Debtors shall comply with all applicable tax withholding and reporting requirements imposed on it by any governmental unit, and all distributions pursuant to the Plan shall be subject to such withholding and reporting requirements.

         9.       TIME BAR TO CASH PAYMENTS

                  Checks issued by the Reorganized Debtors on account of Allowed Claims shall be null and void if not negotiated within ninety (90) days from and after the date of issuance thereof. Requests for reissuance of any check shall be made directly to the Reorganized Debtors by the holder of the Allowed Claim with respect to which such check originally was issued. Any claim in respect of such a voided check shall be made on or before the later of (a) the second (2nd) anniversary of the Effective Date or (b) ninety (90) days after the date of issuance of such check, if such check represents a final distribution under the Plan on account of such Claim. After such date, all Claims in respect of voided checks shall be discharged and forever barred and the Reorganized Debtors shall retain all monies related thereto for the sole purpose of adding such monies to Creditor Cash for purposes of redistribution to Creditors in accordance with the terms and provisions of the Plan.

         10.      DISTRIBUTIONS AFTER EFFECTIVE DATE

                  Distributions made after the Effective Date to holders of Claims that are not Allowed Claims as of the Effective Date, but which later become Allowed Claims shall be deemed to have been made on the Effective Date.

         11.      SETOFFS

                  The Reorganized Debtors may, pursuant to applicable non-bankruptcy law, set off against any Allowed Claim and the distributions to be made pursuant to the Plan on account thereof (before any distribution is made on account of such Claim), the claims, rights and causes of action of any nature the Debtors or the Reorganized Debtors may hold against the holder of

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

such Allowed Claim; provided, however, that neither the failure to effect such a setoff nor the allowance of any Claim under the Plan shall constitute a waiver or release by the Debtors, Debtors in Possession or the Reorganized Debtors of any such claims, rights and causes of action that the Debtors, Debtors in Possession or the Reorganized Debtors may possess against such holder; and, provided, further, that nothing contained in the Plan is intended to limit the ability of any Creditor to effectuate rights of setoff subject to the provisions of section 553 of the Bankruptcy Code.

         12.      ALLOCATION OF PLAN DISTRIBUTIONS BETWEEN PRINCIPAL AND
INTEREST

                  To the extent that any Allowed Claim entitled to a distribution under the Plan is comprised of indebtedness and accrued but unpaid interest thereon, such distribution shall be allocated first to the principal amount of the Claim (as determined for federal income tax purposes) and then, to the extent the consideration exceeds the principal amount of the Claim, to accrued but unpaid interest.

         13.      SURRENDER OF INSTRUMENTS

                  Except to the extent evidenced by electronic entry, as a condition of receiving any distribution under the Plan, each holder of a certificated instrument or note must surrender such instrument or note to the appropriate Indenture Trustee or Disbursing Agent or its designee, unless such certificated instrument or note is being reinstated or left unimpaired under the Plan. Any holder of such instrument or note that fails to (i) surrender such instrument or note, or (ii) execute and deliver an affidavit of loss and/or indemnity reasonably satisfactory to the appropriate Indenture Trustee or Disbursing Agent before the first (1st) anniversary of the Effective Date shall be deemed to have forfeited all rights and claims and may not participate in any distribution under the Plan. Any distribution so forfeited shall become the property of the Reorganized Debtors.

         14.      CANCELLATION OF EXISTING SECURITIES AND AGREEMENTS

                  On the latest to occur of (a) the Effective Date, (b) the entry of a Final Order resolving all Claims in the Chapter 11 Cases and (c) the final distribution made to holders of Allowed Claims and Allowed Equity Interests in accordance with Article XXXII of the Plan, any document, agreement, or instrument evidencing any Claim shall be deemed cancelled without further act or action under any applicable agreement, law, regulation, order or rule and the obligations of the Debtors under such documents, agreements or instruments evidencing such Claims shall be discharged; provided, however, that the Enron Subordinated Indenture, the Enron Senior Notes Indentures, the Enron TOPRS Indentures, the ETS Indentures and the ENA Indentures shall continue in effect for the purposes of (i) allowing the Enron Subordinated Indenture Trustee, the Enron Senior Notes Indenture Trustees, the Enron TOPRS Indenture Trustee, the ETS Indenture Trustee and the ENA Indenture Trustee to make any distributions pursuant to the Plan and the TOPRS Stipulation, as the case may be, and to perform such other necessary functions with respect thereto, and (ii) permitting the Enron Senior Notes Indenture Trustees, the Enron Subordinated Indenture Trustee, the Enron TOPRS Indenture Trustee, the ETS Indenture Trustee and the ENA Indenture Trustee to maintain and assert any rights or liens for reasonable fees, costs, and expenses under the Indentures; and, provided, further, that, except

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

as otherwise provided in the Plan, nothing in the Plan shall impair, affect or adversely affect the related transactions and the rights of the parties thereto; and, provided, further, that distributions to holders of the TOPRS shall be made by NCB as distribution agent pursuant to a distribution agency agreement to be entered into between the Debtors and National City Bank.

         15.      CERTAIN INDENTURE TRUSTEE FEES AND EXPENSES

                  Except as otherwise provided in decretal paragraph 12 of the TOPRS Stipulation, in the event that the Debtors and the Creditors' Committee agree, in their joint and absolute discretion, as to the Indenture Trustee Claims incurred during the period up to and including the Effective Date, such Indenture Trustee Claims shall be paid in Cash by the Reorganized Debtors on the Effective Date, or as soon as practicable thereafter, without the need for the Indenture Trustees to file an application for allowance thereof with the Bankruptcy Court. In the event that either the Debtors or the Creditors' Committee disagree with an Indenture Trustee as to the reasonableness of all or a portion of the fees and expenses requested in an Indenture Trustee Claim, such Indenture Trustee may, at its sole discretion, request that the Bankruptcy Court
(i) determine the reasonableness and allowance of such contested amounts and
(ii) direct the Reorganized Debtors to pay such additional amounts determined to be reasonable, if any, and the Debtors, Creditors' Committee and any other creditor or party in interest may object thereto. To the extent that the Reorganized Debtors fail to pay any Indenture Trustee Claim in full, whether as a result of the Creditors' Committee's or the Debtors' objection as to reasonableness, Bankruptcy Court's determination as to reasonableness or an Indenture Trustee's determination not to request payment therefor, such Indenture Trustee shall have the right to assert its lien and priority rights pursuant to the applicable Indenture for payment of any unpaid amount upon any payment or other distribution to be made in accordance with the provisions contained herein. Notwithstanding the foregoing, the Reorganized Debtors shall be responsible and, upon presentation of supporting documentation in form and substance satisfactory to the Reorganized Debtors, satisfy the reasonable direct out-of-pocket costs and expenses incurred by the Indenture Trustees in connection with making distributions pursuant to the Plan; provided, however, that, under no circumstances, shall the Reorganized Debtors be responsible for any indemnification obligations, costs and expenses of any of the Indenture Trustees associated with the negligence or willful misconduct of an Indenture Trustee in making any such distributions.

         16. CANCELLATION OF PGE, CROSSCOUNTRY DISTRIBUTING COMPANY AND PRISMA SECURITIES

                  Upon the issuance of each of the PGE Common Stock, CrossCountry Common Equity and Prisma Common Stock to holders of Allowed Claims or the Operating Trusts, the Existing PGE Common Stock, stock or other equity interests of CrossCountry Distributing Company held by ENE and/or any of its subsidiaries, and stock of Prisma held by ENE and/or any of its subsidiaries, respectively, shall be cancelled; provided, however, that, notwithstanding the foregoing, in the event that (a) the Debtors and the Creditors' Committee, in their joint and absolute discretion, determine to have issued preferred stock of PGE, CrossCountry Distributing Company or one of the alternative structures contemplated pursuant to Section 37.3 of the Plan, and (b) such preferred stock is issued subsequent to the Confirmation Date and prior to the issuance of the PGE Common Stock, or the CrossCountry Common Equity, as the case may be,

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to holders of Allowed Claims or the Operating Trusts, such preferred stock shall not be cancelled.

         17.      RECORD DATE

                  On the Record Date, registers of the respective Indenture Trustees shall be closed and the Indenture Trustees shall have no obligation to recognize any transfers of Claims arising under or related to the Enron Subordinated Indenture, the Enron Senior Notes Indentures, the ETS Indentures, the Enron TOPRS Indentures, or the ENA Indentures occurring from and after the Record Date.

         18. APPLICABILITY TO CERTAIN CLAIMS AND EQUITY INTERESTS. Notwithstanding anything contained in Article XXXII of the Plan to the contrary, in the event that (a) distributions of Cash, Plan Securities or Trust Interests or (b) allocations of Remaining Asset Interests are made to holders of Allowed Claims or Allowed Equity Interests in accordance with the provisions of Section 17.2, 18.2 or 19.2 of the Plan, all provisions contained in Article XXXII of the Plan shall be for the benefit of and be applicable to such holders of Allowed Claims or Allowed Equity Interests, as the case may be, as though set forth in
Article XXXII of the Plan in the first instance.

V.       EXECUTORY CONTRACTS AND UNEXPIRED LEASES

         1.       REJECTION OF EXECUTORY CONTRACTS AND UNEXPIRED LEASES

                  Any executory contracts or unexpired leases not set forth on the Assumption Schedule that have not expired by their own terms on or prior to the Confirmation Date, which have not been assumed and assigned or rejected with the approval of the Bankruptcy Court, or which are not the subject of a motion to assume the same pending as of the Confirmation Date shall be deemed rejected by the Debtors in Possession on the Confirmation Date and the entry of the Confirmation Order by the Bankruptcy Court shall constitute approval of such rejections pursuant to sections 365(a) and 1123 of the Bankruptcy Code.

         2.       CURE OF DEFAULTS FOR ASSUMED EXECUTORY CONTRACTS AND UNEXPIRED
LEASES

                  Not later than five (5) days prior to the Ballot Date, as the same may be extended, the Debtors in Possession shall file the Assumption Schedule with the Bankruptcy Court setting forth the list of executory contracts and unexpired leases to be assumed by the Debtors pursuant to the Plan as of the Effective Date, and such executory contracts and unexpired leases shall be deemed assumed as of the Effective Date. The listing of a document on the Assumption Schedule shall not constitute an admission by the Debtors that such document is an executory contract or an unexpired lease or that the Debtors have any liability thereunder, with the exception of the amount of any proposed cure amount listed thereon. Unless otherwise specified on the Assumption Schedule, each executory contract or unexpired lease listed on the Assumption Schedule shall include all exhibits, schedules, riders, modifications, amendments, supplements, attachments, restatements, or other agreements made directly or indirectly by any agreement, instrument, or other document that in any manner affects such executory contract or unexpired lease, without regard to whether such agreement, instrument or other document is listed on the Assumption Schedule. The Debtors in Possession may at any time during the

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

period from the Confirmation Date, up to and including the Effective Date, amend the Assumption Schedule to delete any executory contracts or unexpired leases therefrom. In the event that the Debtors in Possession determine to amend the Assumption Schedule, (1) the Debtors in Possession shall file a notice (a "Rejection Notice") of any such amendment with the Bankruptcy Court and serve such Rejection Notice on any affected party and (2) any executory contract or unexpired lease deleted from the Assumption Schedule shall be deemed rejected as of the date of such Rejection Notice. Any monetary amounts required as cure payments on each executory contract and unexpired lease to be assumed pursuant to the Plan shall be satisfied, pursuant to section 365(b)(1) of the Bankruptcy Code, by payment of the cure amount in Cash on the Effective Date or upon such other terms and dates as the parties to such executory contracts or unexpired leases otherwise may agree. In the event of a dispute regarding (a) the amount of any cure payment, (b) the ability of the Debtors or any assignee to provide "adequate assurance of future performance" (within the meaning of section 365 of the Bankruptcy Code) under the contract or lease to be assumed or (c) any other matter pertaining to assumption arises, the cure payments required by section 365(b)(1) of the Bankruptcy Code shall be subject to the jurisdiction of the Bankruptcy Court and made following the existence of a Final Order resolving such dispute.

         3.       REJECTION OF INTERCOMPANY TRADING CONTRACTS

                  Notwithstanding anything contained in the Plan to the contrary, all trading contracts between or among (a) two or more Debtors or (b) a Debtor and any wholly-owned Affiliate shall be deemed for all purposes to have been rejected and otherwise terminated as of the Initial Petition Date and the values and damages attributable thereto shall be calculated as of the Initial Petition Date.

         4.       REJECTION DAMAGE CLAIMS

                  Except with regard to executory contracts governed in accordance with the provisions of Section 34.3 of the Plan, if the rejection of an executory contract or unexpired lease by the Debtors in Possession under the Plan results in damages to the other party or parties to such contract or lease, any claim for such damages, if not evidenced by a filed proof of claim, shall be forever barred and shall not be enforceable against the Debtors, or its properties or agents, successors, or assigns, unless a proof of claim is filed with the Bankruptcy Court and served upon attorneys for the Debtors on or before thirty (30) days after the latest to occur of (a) the Confirmation Date, (b) the date of entry of an order by the Bankruptcy Court authorizing rejection of a particular executory contract or unexpired lease and (c) the date of the Rejection Notice with respect to a particular executory contract or unexpired lease.

         5.       INDEMNIFICATION AND REIMBURSEMENT OBLIGATIONS

                  For purposes of the Plan, the obligations of the Debtors to indemnify and reimburse its directors or officers that were directors or officers, respectively, on or prior to the Petition Date shall be treated as
Section 510 Subordinated Claims. Indemnification obligations of the Debtors arising from services as officers and directors during the period from and after the Initial Petition Date shall be Administrative Expense Claims to the extent previously authorized by a Final Order.

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         6.       REJECTION OF TOPRS-RELATED AGREEMENTS

                  On the Effective Date, (a) each of the (i) ECT I Trust Declarations, (ii) ECT II Trust Declarations, (iii) EPF I Partnership Agreement and (iv) EPF II Partnership Agreement shall be deemed to be rejected, and (b) subject to the Debtors' obligations set forth in decretal paragraph 16 of the TOPRS Stipulation and in the Plan, in full and final satisfaction of any rights, interests or Claims of ECT I, ECT II, EPF I, EPF II and holders of the TOPRS against any of the Debtors and their affiliates, ENE, as general partner of EPF I and EPF II, shall (1) waive any right of EPF I and EPF II to reinvest distributions made pursuant to the Plan, (2) liquidate the Eligible Debt Securities, as defined in the EPF I Partnership Agreement and the EPF II Partnership Agreement, owned by EPF I and EPF II to Cash as soon as practicable following the Effective Date and (3) declare a distribution of all assets of EPF I and EPF II, including, without limitation, Cash, Plan Securities and Eligible Debt Securities, as defined in the EPF I Partnership Agreement and the EPF II Partnership Agreement, to ECT I and ECT II, respectively, which distribution shall be made to National City Bank, in its capacity as ECT I Property Trustee and ECT II Property Trustee. Upon the earlier to occur of (i) the Confirmation Order becoming a Final Order and (ii) the Effective Date, (a) all claims, causes of action or other challenges of any kind or nature which could be asserted by the Debtors, the Creditors' Committee, any trustee appointed in the Debtors' bankruptcy cases, or any creditor or party in interest in the Debtors' bankruptcy cases, or any of them, against or with respect to National City Bank, as Indenture Trustee, ECT I Property Trustee and ECT II Property Trustee, ECT I, ECT II, the TOPRS issued by either of them, EPF I, EPF II, the limited partnership interests issued by either of them, the ETS Debentures, the ENA Debentures or the Enron TOPRS Debentures, including, without limitation, substantive consolidation, piercing of the corporate veil, recharacterization of the TOPRS or the limited partnership interests in EPF I or EPF II as preferred stock or any other equity interest of ENE or any of its affiliates, preferences, fraudulent conveyance and other avoidance actions shall be deemed forever waived and released and (b) none of the Debtors, the Creditors' Committee, any trustee or any creditor or party in interest in the Debtors' bankruptcy cases, or any of them, shall without National City Bank's prior written consent, which consent shall not be unreasonably withheld, (i) seek to change, remove or substitute any of the Enron TOPRS Debentures, the ETS Debentures, the ENA Debentures, the Eligible Securities or any other interest of any of ECT I, ECT II, EPF I or EPF II in any property or (ii) otherwise seek to merge or consolidate any or all of ECT I, ECT II, EPF I, EPF II, ENE, ENA or ETS or in any manner change or otherwise affect the economic or other interests of National City Bank, as Indenture Trustee and Property Trustee, the holders of TOPRS, ECT I, ECT II, EPF I or EPF II, or any of them.

W.       MISCELLANEOUS PROVISIONS

         1.       TITLE TO ASSETS

                  Except as otherwise provided by the Plan, including, without limitation, Section 42.2 of the Plan, on the Effective Date, title to all assets and properties encompassed by the Plan shall vest in the Reorganized Debtors and, to the extent created, the Remaining Asset Trust(s), the Litigation Trust and the Special Litigation Trust, as the case may be, free and clear of all Liens and in accordance with section 1141 of the Bankruptcy Code, and the Confirmation Order shall be a judicial determination of discharge of the liabilities of the Debtors and the Debtors in

                                      370
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Possession except as provided in the Plan. Notwithstanding the foregoing, the
Debtors and the Reorganized Debtors, in their sole and absolute discretion, may
(a) encumber all of the Debtors' assets for the benefit of Creditors or (b) transfer such assets to another Entity to secure the payment and performance of all obligations provided for in the Plan.

         2.       DISTRIBUTION OF RESERVED FUNDS

                  Except to the extent subject to a valid and enforceable Lien, upon the Effective Date, all proceeds reserved pursuant to a Sale/Settlement Order and not subject to a dispute concerning the allocation thereof shall vest in the Reorganized Debtors, the Litigation Trust or the Special Litigation Trust, as the case may be, free and clear of all Liens and in accordance with section 1141 of the Bankruptcy Code and be subject to distribution in accordance with the provisions hereof. Notwithstanding the terms and conditions of any of the Sale/Settlement Orders, to the extent necessary to allocate the proceeds reserved pursuant to a Sale/Settlement Order, on or prior to the three (3) month anniversary of the Confirmation Date, the Debtors shall file one or more motions with the Bankruptcy Court to determine the allocation of proceeds reserved pursuant to a Sale/Settlement Order. Any such motion shall be deemed served upon the necessary parties if served in accordance with the Case Management Order. Upon entry of a Final Order of the Bankruptcy Court with respect to the allocation of such proceeds, and to the extent allocated to the Debtors, the Litigation Trust, the Special Litigation Trust, or any Enron Affiliate, as the case may be, all such proceeds shall vest in the Reorganized Debtors or such Enron Affiliate free and clear of all Liens and in accordance with section 1141 of the Bankruptcy Code and be subject to distribution in accordance with the provisions of the Plan.

         3.       DISCHARGE OF DEBTORS

                  Except as otherwise provided in the Plan, on the latest to occur of (a) the Effective Date, (b) the entry of a Final Order resolving all Claims in the Chapter 11 Cases and (c) the final distribution made to holders of Allowed Claims and Allowed Equity Interests in accordance with Article XXXII of the Plan, all Claims against and Equity Interests in the Debtors and Debtors in Possession, shall be discharged and released in full; provided, however, that, the Bankruptcy Court may, upon request by the Reorganized Debtors, and notice and a hearing, enter an order setting forth that such Claims and Equity Interests shall be deemed discharged and released on such earlier date as determined by the Bankruptcy Court; and, provided, further, that, upon all distributions being made pursuant to the Plan, the Debtors and the Reorganized Debtors, as the case may be, shall be deemed dissolved for all purposes and the Reorganized Debtor Plan Administrator shall cause the Debtors and the Reorganized Debtors, as the case may be, to take such action to effect such dissolution in accordance with applicable state law. All Persons and Entities shall be precluded from asserting against the Debtors, the Debtors in Possession, their successors or assigns, including, without limitation, the Reorganized Debtors, the Reorganized Debtors' subsidiaries, the Reorganized Debtor Plan Administrator, their agents and employees, or their respective assets properties or interests in property, any other or further Claims based upon any act or omission, transaction or other activity of any kind or nature that occurred prior to the Confirmation Date, whether or not the facts or legal bases therefor were known or existed prior to the Confirmation Date regardless of whether a proof of Claim or Equity Interest was filed, whether the holder thereof voted to accept or reject the Plan or whether the Claim or Equity Interest is an Allowed Claim or an Allowed Equity Interest.

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

         4.       INJUNCTION ON CLAIMS

                  Except as otherwise expressly provided in the Plan, the Confirmation Order or such other order of the Bankruptcy Court that may be applicable, all Persons or Entities who have held, hold or may hold Claims or other debt or liability that is discharged or Equity Interests or other right of equity interest that is terminated or cancelled pursuant to the Plan are permanently enjoined, from and after the Effective Date, from (a) commencing or continuing in any manner any action or other proceeding of any kind on any such Claim or other debt or liability or Equity Interest or other right of equity interest that is terminated or cancelled pursuant to the Plan against the Debtors, the Debtors in Possession or the Reorganized Debtors, the Debtors' estates or properties or interests in properties of the Debtors or the Reorganized Debtors, (b) the enforcement, attachment, collection or recovery by any manner or means of any judgment, award, decree or order against the Debtors, the Debtors in Possession or the Reorganized Debtors, the Debtors' estates or properties or interests in properties of the Debtors, the Debtors in Possession or the Reorganized Debtors, (c) creating, perfecting, or enforcing any encumbrance of any kind against the Debtors, the Debtors in Possession or the Reorganized Debtors or against the property or interests in property of the Debtors, the Debtors in Possession or the Reorganized Debtors, and (d) subject to the rights of section 553 of the Bankruptcy Code, asserting any right of setoff, subrogation or recoupment of any kind against any obligation due from the Debtors, the Debtors in Possession or the Reorganized Debtors or against the property or interests in property of the Debtors, the Debtors in Possession or the Reorganized Debtors, with respect to any such Claim or other debt or liability that is discharged or Equity Interest or other right of equity interest that is terminated or cancelled pursuant to the Plan; provided, however, that such injunction shall not preclude the United States of America or any of its police or regulatory agencies from enforcing their police or regulatory powers; and, provided, further, that, except in connection with a properly filed proof of claim, the foregoing proviso does not permit the United States of America or any of its police or regulatory agencies from obtaining any monetary recovery from the Debtors, the Debtors in Possession or the Reorganized Debtors or their respective property or interests in property with respect to any such Claim or other debt or liability that is discharged or Equity Interest or other right of equity interest that is terminated or cancelled pursuant to the Plan, including, without limitation, any monetary claim or penalty in furtherance of a police or regulatory power. Such injunction (y) shall extend to all successors of the Debtors and Debtors in Possession and the Creditors' Committee and its members, and their respective properties and interests in property; provided, however, that such injunction shall not extend to or protect members of the Creditors' Committee and their respective properties and interests in property for actions based upon acts outside the scope of service on the Creditors' Committee and (z) is not intended, nor shall it be construed, to extend to the assertion, the commencement or the prosecution of any claim or cause of action against any present or former member of the Creditors' Committee and their respective properties and interests in property arising from or relating to such member's pre-Petition Date acts or omissions, including, without limitation, the Class Actions.

         5.       TERM OF EXISTING INJUNCTIONS OR STAYS

                  Unless otherwise provided, all injunctions or stays provided for in the Chapter 11 Cases pursuant to sections 105, 362 or 525 of the Bankruptcy Code, or otherwise, and in

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

existence on the Confirmation Date, shall remain in full force and effect until entry of an order in accordance with Section 42.17 of the Plan or such other Final Order of the Bankruptcy Court.

         6.       LIMITED RELEASE OF DIRECTORS, OFFICERS AND EMPLOYEES

                  No claims of the Debtors' estates against their present and former officers, directors, employees, consultants and agents and arising from or relating to the period prior to the Initial Petition Date are released by the Plan. As of the Effective Date, the Debtors and the Debtors in Possession shall be deemed to have waived and released its present and former directors, officers, employees, consultants and agents who were directors, officers, employees, consultants or agents, respectively, at any time during the Chapter 11 Cases, from any and all claims of the Debtors' estates arising from or relating to the period from and after the Initial Petition Date; provided, however, that, except as otherwise provided by prior or subsequent Final Order of the Bankruptcy Court, this provision shall not operate as a waiver or release of (a) any Person (i) named or subsequently named as a defendant in any of the Class Actions, (ii) named or subsequently named as a defendant in any action commenced by or on behalf of the Debtors in Possession, including any actions prosecuted by the Creditors' Committee and the Employee Committee, (iii) identified or subsequently identified as a wrongful actor in the "Report of Investigation by the Special Investigative Committee of the Board of Directors of Enron Corp.," dated February 1, 2002, (iv) identified or subsequently identified in a report by the Enron Examiner or the ENA Examiner as having engaged in acts of dishonesty or willful misconduct detrimental to the interests of the Debtors, or (v) adjudicated or subsequently adjudicated by a court of competent jurisdiction to have engaged in acts of dishonesty or willful misconduct detrimental to the interests of the Debtors or (b) any claim (i) with respect to any loan, advance or similar payment by the Debtors to any such person, (ii) with respect to any contractual obligation owed by such person to the Debtors, (iii) relating to such person's knowing fraud, or (iv) to the extent based upon or attributable to such person gaining in fact a personal profit to which such person was not legally entitled, including, without limitation, profits made from the purchase or sale of equity securities of the Debtors which are recoverable by the Debtors pursuant to section 16(b) of the Securities Exchange Act of 1934, as amended; and, provided, further, that the foregoing is not intended, nor shall it be construed, to release any of the Debtors' claims that may exist against the Debtors' directors and officers liability insurance.

         7.       INJUNCTION ON ACTIONS

                  Except as provided in the Plan, as of the Effective Date, all non-Debtor entities are permanently enjoined from commencing or continuing in any manner, any action or proceeding, whether directly, derivatively, on account of or respecting any claim, debt, right or cause of action of the Debtors, the Debtors in Possession or the Reorganized Debtors which the Debtors, the Debtors in Possession or the Reorganized Debtors, as the case may be, retain sole and exclusive authority to pursue in accordance with Section 28.1 of the Plan or which has been released pursuant to the Plan, including, without limitation, pursuant to Sections 2.1, 28.3 and 42.6 of the Plan, provided, however, that, except with regard to the Debtors, the Debtors in Possession and the Reorganized Debtors, such injunction is not intended, nor shall it be construed to, extend to the ongoing prosecution of the Class Actions.

         8.       EXCULPATION

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

                  None of the Debtors, the Reorganized Debtors, the Creditors' Committee, the Employee Committee, the ENA Examiner (other than those functions defined by the Investigative Orders), the Indenture Trustees responsible for making distributions under the Plan, including National City Bank and any of their respective directors, officers, employees, members, attorneys, consultants, advisors and agents (acting in such capacity), shall have or incur any liability to any Entity for any act taken or omitted to be taken in connection with and subsequent to the commencement of the Chapter 11 Cases, the formulation, preparation, dissemination, implementation, confirmation or approval of the Plan or any compromises or settlements contained therein, the Disclosure Statement related thereto or any contract, instrument, release or other agreement or document provided for or contemplated in connection with the consummation of the transactions set forth in the Plan; provided, however, that the foregoing provisions shall not affect the liability of (a) any Entity that otherwise would result from any such act or omission to the extent that such act or omission is determined in a Final Order to have constituted gross negligence or willful misconduct or (b) the professionals of the Debtors, the Reorganized Debtors, the Creditors' Committee, the Employee Committee, the ENA Examiner or the Indenture Trustees to their respective clients pursuant to DR 6-102 of the New York Code of Professional Responsibility. Any of the foregoing parties in all respects shall be entitled to rely upon the advice of counsel with respect to their duties and responsibilities under the Plan.

         9.       PRESERVATION OF RIGHTS OF ACTION

                  Except as otherwise provided in the Plan, including, without limitation, Articles XXII and XXIII of the Plan, or in any contract, instrument, release or other agreement entered into in connection with the Plan, in accordance with section 1123(b) of the Bankruptcy Code, the Reorganized Debtors shall retain sole and exclusive authority to enforce any claims, rights or causes of action that the Debtors, the Debtors in Possession or their chapter 11 estates may hold against any Entity, including any claims, rights or causes of action arising under sections 541, 544, 545, 547, 548, 549, 550, 551 and 553 of the Bankruptcy Code. Nothing in this paragraph is intended nor shall it be construed to affect the prosecution of the Class Actions.

X.       SUMMARY OF OTHER PROVISIONS OF THE PLAN

         1.       PAYMENT OF STATUTORY FEES

                  All fees payable pursuant to section 1930 of title 28 of the United States Code, as determined by the Bankruptcy Court at the Confirmation Hearing, shall be paid on the Effective Date.

         2.       RETIREE BENEFITS

                  From and after the Effective Date, pursuant to section 1129(a)(13) of the Bankruptcy Code, the Reorganized Debtors shall continue to pay all retiree benefits (within the meaning of section 1114 of the Bankruptcy
Code), if any, at the level established in accordance with subsection (e)(1)(B) or (g) of section 1114 of the Bankruptcy Code, at any time prior to the Confirmation Date, and for the duration of the period during which the Debtors have obligated

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

themselves to provide such benefits; provided, however, that the Debtors or the Reorganized Debtors may modify such benefits to the extent permitted by applicable law.

         3.       RETENTION OF DOCUMENTS

                  Notwithstanding the terms and provisions of that certain Stipulation and Consent Order Pursuant to 11 U.S.C. Section 105 and 541 By and Between Enron Corp. and Its Affiliated Debtors-in-Possession and the Official Committee of Unsecured Creditors Regarding Document Preservation and Retention, dated February 15, 2002, unless otherwise ordered by the Bankruptcy Court, from and after the first (1st) anniversary of the Confirmation Date, the Debtors and each Enron Affiliate shall have the right and authorization to destroy or otherwise dispose of the Documents, as defined therein.

         4.       SEVERABILITY

                  If, prior to the Confirmation Date, any term or provision of the Plan shall be held by the Bankruptcy Court to be invalid, void or unenforceable, including, without limitation, the inclusion of one (1) or more of the Debtors in the Plan, the Bankruptcy Court shall, with the consent of the Debtors and the Creditors' Committee, have the power to alter and interpret such term or provision to make it valid or enforceable to the maximum extent practicable, consistent with the original purpose of the term or provision held to be invalid, void or unenforceable, and such term or provision shall then be applicable as altered or interpreted. Notwithstanding any such holding, alteration or interpretation, the remainder of the terms and provisions of the Plan shall remain in full force and effect and shall in no way be affected, impaired or invalidated by such holding, alteration or interpretation. The Confirmation Order shall constitute a judicial determination and shall provide that each term and provision of the Plan, as it may have been altered or interpreted in accordance with the foregoing, is valid and enforceable pursuant to its terms

         5.       AMENDMENT OF ARTICLES OF INCORPORATION AND BY-LAWS

                  The articles of incorporation and by-laws of the Debtors shall be amended as of the Effective Date to provide substantially as set forth in the Reorganized Debtors Certificate of Incorporation and the Reorganized Debtors By-laws.

         6.       CORPORATE ACTION

                  On the Effective Date, the adoption of the Reorganized Debtors Certificate of Incorporation and the Reorganized Debtors By-laws shall be authorized and approved in all respects, in each case without further action under applicable law, regulation, order, or rule, including, without limitation, any action by the stockholders of the Debtors or the Reorganized Debtors. The cancellation of all Equity Interests and other matters provided under the Plan involving the corporate structure of the Reorganized Debtors or corporate action by the Reorganized Debtors shall be deemed to have occurred, be authorized, and shall be in effect without requiring further action under applicable law, regulation, order, or rule, including, without limitation, any action by the stockholders of the Debtors or the Reorganized Debtors. Without limiting the foregoing, from and after the Confirmation Date, the Debtors, the Reorganized Debtors and the Reorganized Debtor Plan Administrator may take any and all

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

actions deemed appropriate in order to consummate the transactions contemplated in the Plan and, notwithstanding any provision contained in the Debtors' articles of incorporation and by-laws to the contrary, such Entities shall not require the affirmative vote of holders of Equity Interests in order to take any corporate action including to (i) consummate a Sale Transaction, (ii) compromise and settle claims and causes of action of or against the Debtors and their chapter 11 estates, and (iii) dissolve, merge or consolidate with any other Entity.

         7.       MODIFICATION OF PLAN

                  The Debtors reserve the right, in accordance with the Bankruptcy Code and the Bankruptcy Rules, subject to the consent of the Creditors' Committee and, in the event any amendment or modification would materially adversely affect the substance of the economic and governance provisions set forth in the Plan, including, without limitation, Article II of the Plan, the ENA Examiner as Plan facilitator, to amend or modify the Plan, the Plan Supplement or any exhibits to the Plan at any time prior to the entry of the Confirmation Order. Upon entry of the Confirmation Order, the Debtors may, and provided that the Creditors' Committee and the ENA Examiner have not been dissolved and released in accordance with the provisions of Sections 33.1 and
33.4 of the Plan, respectively, subject to the consent of the Creditors' Committee and, in the event any amendment or modification would materially adversely affect the substance of the economic and governance provisions set forth in the Plan, including, without limitation, Article II of the Plan, the ENA Examiner as Plan facilitator, upon order of the Bankruptcy Court, amend or modify the Plan, in accordance with section 1127(b) of the Bankruptcy Code, or remedy any defect or omission or reconcile any inconsistency in the Plan in such manner as may be necessary to carry out the purpose and intent of the Plan. A holder of a Claim that has accepted the Plan shall be deemed to have accepted the Plan as modified if the proposed modification does not materially and adversely change the treatment of the Claim of such holder.

         8.       REVOCATION OR WITHDRAWAL

                  a. The Plan may be revoked or withdrawn prior to the Confirmation Date by the Debtors.

                  b. If the Plan is revoked or withdrawn prior to the Confirmation Date, or if the Plan does not become effective for any reason whatsoever, then the Plan shall be deemed null and void. In such event, nothing contained in the Plan shall be deemed to constitute a waiver or release of any claims by the Debtors or any other Entity or to prejudice in any manner the rights of the Debtors or any other Entity in any further proceedings involving the Debtors.

         9.       CREDITORS' COMMITTEE - TERM AND FEES

                  Except as provided below, from and after the Effective Date, the Creditors' Committee shall be authorized only to perform the following functions:

                  a. to prosecute, or to continue to prosecute, as the case may be, claims on behalf of the Debtors' estates against individual insiders of the Debtors; provided, however, that, if any such claims constitute Special Litigation Trust Claims, such claims and causes of action

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

shall be assigned to the Special Litigation Trust and prosecuted by the Special Litigation Trustee for and on behalf of the Special Litigation Trust and the beneficiaries thereof;

                  b. to complete litigation, other than such litigation referenced in Section 33.1(a) of the Plan, if any, to which the Creditors' Committee is a party as of the Effective Date; provided, however, that, if the claims and causes of action underlying such litigation are assigned to another representative of the Debtors' estates, such assignee shall continue such prosecution; and

                  c. to participate, with the Creditors' Committee's professionals and the Reorganized Debtors and their professionals, on the joint task force created with respect to the prosecution of the Litigation Trust Claims pursuant to the terms and conditions and to the extent agreed upon between the Creditors' Committee and the Debtors as of the date of the Disclosure Statement Order.

                  The Creditors' Committee shall be dissolved and the members thereof and the professionals retained by the Creditors' Committee in accordance with section 1103 of the Bankruptcy Code shall be released and discharged from their respective fiduciary obligations upon (1) the later to occur of (y) resolution of all litigation to which the Creditors' Committee is a party and
(z) resolution or determination by Final Order of the Litigation Trust Claims or
(2) the entry of a Final Order dissolving the Creditors' Committee; provided, however, that, in the event the Bankruptcy Court continues the duties of the ENA Examiner beyond the Effective Date in accordance with provisions of Section 33.4 of the Plan, the Creditors' Committee shall continue to exist to exercise all of its statutory rights, powers and authority until the date the ENA Examiner's duties are fully terminated pursuant to a Final Order; and, provided, further, that, in no event shall any position taken by the Debtors or the Creditors' Committee (or any other party in interest) in opposition to any such pleading relating to the ENA Examiner's post-Effective Date duties result in a limitation of scope for the Creditors' Committee as provided in section 1103 of the Bankruptcy Code.

                  From and after the Effective Date, the Reorganized Debtors shall pay the reasonable fees and expenses of professionals the Creditors' Committee retains or continues the retention of to satisfy the obligations and duties set forth in Section 33.1 of the Plan and shall reimburse the members of the Creditors' Committee for reasonable disbursements incurred.

         10.      POST-CONFIRMATION DATE FEES AND EXPENSES

                  From and after the Confirmation Date, the Reorganized Debtors shall, in the ordinary course of business and without the necessity for any approval by the Bankruptcy Court, (a) retain such professionals and (b) pay the reasonable professional fees and expenses incurred by the Reorganized Debtors, the Creditors' Committee and the ENA Examiner related to implementation and consummation of or consistent with the provisions of the Plan, including, without limitation, reasonable fees and expenses of the Indenture Trustees incurred in connection with the distributions to be made pursuant to the Plan.

         11.      EMPLOYEE COMMITTEE - TERM AND FEES

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

                  From and after the Confirmation Date, the Employee Committee shall be authorized only to perform the following functions:

                  a. to prosecute, or continue to prosecute, as the case may be, Deferred Compensation Litigation and Severance Settlement Fund Litigation; and

                  b. to complete litigation, other than such litigation referenced in Section 33.2(a) of the Plan, if any, to which the Employee Committee is a party as of the Confirmation Date.

                  From and after the Confirmation Date, the Debtors or the Reorganized Debtors, as the case may be, shall pay the reasonable fees and expenses of professionals the Employee Committee retains or continues the retention of to satisfy the obligations and duties associated with the Deferred Compensation Litigation; provided, however, that in connection with the Settlement Fund Litigation, counsel to the Employee Committee shall continue to serve as counsel to the Severance Settlement Fund Trustee and be compensated and reimbursed in accordance with the provisions of the Severance Settlement Fund Trust Agreement and the Severance Settlement Fund Order. The Employee Committee shall be dissolved and the member thereof and the professionals retained by the Employee Committee in accordance with section 327, 328 or 1102 of the Bankruptcy Code shall be released and discharged from their respective fiduciary obligations upon the earlier to occur of (y) resolution of all litigation to which the Employee Committee is a party and (z) the entry of a Final Order dissolving the Employee Committee.

         12.      ENE EXAMINER - TERMS AND FEES

                  To the extent not discharged and released on or prior to the Confirmation Date, on the tenth (10th) day following the Confirmation Date, the ENE Examiner and the professionals retained by the ENE Examiner shall be released and discharged from their respective obligations outstanding pursuant to the Investigative Orders of the Bankruptcy Court. On or prior to the thirtieth (30th) day following the Confirmation Date, and except as (y) otherwise available on a centralized, coded filing system available to the Debtors and the Creditors' Committee or (z) as prohibited by any existing confidentiality order entered by the Bankruptcy Court or other confidentiality agreement executed by the ENE Examiner, the ENE Examiner shall deliver to the Reorganized Debtors and the Creditors' Committee (i) one copy of each report filed by such Person in the Chapter 11 Cases, (ii) all material cited in the footnotes of any such report, (iii) any other materials, including, without limitation, transcripts, interview memoranda, witness folders and transactional documents and summaries thereof, produced, developed or compiled by the ENE Examiner in connection with the Investigative Orders and (iv) a schedule of all materials which such Entity is, or claims to be, precluded from delivering to the Debtors or the Creditors' Committee, in each case in connection with the Investigative Orders.

         13.      ENA EXAMINER - TERM AND FEES

                  a.       PRE-EFFECTIVE DATE ROLE. Except as provided below,
(a) on the tenth (10th) day following the Confirmation Date, the ENA Examiner and the professionals retained by the ENA Examiner shall be released and discharged from their respective obligations

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

outstanding pursuant to the Investigative Orders of the Bankruptcy Court and (b) on or prior to the thirtieth (30th) day following the Confirmation Date, and except as (1) otherwise available on a centralized, coded filing system available to the Debtors and the Creditors' Committee or (2) as prohibited by any existing confidentiality order entered by the Bankruptcy Court or other confidentiality agreement executed by the ENA Examiner, the ENA Examiner shall deliver to the Reorganized Debtors and the Creditors' Committee (i) one copy of each report filed by such Person in the Chapter 11 Cases, (ii) all material cited in the footnotes of any such report, (iii) any other materials, including, without limitation, transcripts, interview memoranda, witness folders and transactional documents and summaries thereof, produced, developed or compiled by the ENA Examiner in connection with the Investigative Orders and (iv) a schedule of all materials which such Entity is, or claims to be, precluded from delivering to the Debtors or the Creditors' Committee, in each case in connection with the Investigative Orders. Notwithstanding the foregoing, during the period from the Confirmation Date up to and including the Effective Date, the ENA Examiner shall continue all of its other duties and obligations, other than those defined by the Investigative Orders, (1) pursuant to orders of the Bankruptcy Court entered as of the date of the Disclosure Statement Order and
(2) in connection with the allocation of expenses in accordance with Section 2.3 of the Plan, and such functions shall be subject to the Debtors' right, in their sole and absolute discretion, to streamline existing internal processes, including cash management and the Debtors' Bankruptcy Transaction Review Committee processes; provided, however, that the information typically given to the ENA Examiner by the Debtors will continue to be given to him, notwithstanding any streamlined procedures implemented; and, provided, further, that, unless otherwise directed by the Bankruptcy Court, the ENA Examiner shall be relieved of all routine reporting duties, including, without limitation, the submission of weekly and monthly reports to the Bankruptcy Court.

                  b.       POST-EFFECTIVE DATE ROLE. On or before the twentieth
(20th) day following the Confirmation Date, the ENA Examiner or any Creditor of ENA or its direct or indirect Debtor subsidiaries may file a motion requesting that the Bankruptcy Court define the role and duties of the ENA Examiner, if any, for the period from and after the Effective Date and any party in interest, including, without limitation, the Debtors or the Creditors' Committee may interpose an objection or a response with respect thereto; provided, however, that, if no such motion is filed by the ENA Examiner or any Creditor of ENA or its direct or indirect Debtor subsidiaries on or prior to such deadline, the ENA Examiner's role shall conclude on the Effective Date and the ENA Examiner and the professionals retained by the ENA Examiner shall be released and discharged from any remaining obligations outstanding pursuant to orders of the Bankruptcy Court; and, provided, further, that, in no event shall the ENA Examiner's scope be expanded beyond the scope approved by orders entered by the Court as of the date of the Disclosure Statement Order or in connection with the allocation of expenses in accordance with Section 2.3 of the Plan; and, provided, further, that, in all circumstances whether or not a motion is filed requesting the continuation of the ENA Examiner, the ENA Examiner shall consult with the Debtors with respect to or, in the case of the DCR Overseers, consent to one (1) out of five (5) members of the DCR Overseers and the boards of Reorganized ENE, the Litigation Trust Board and the Remaining Asset Trust Board(s), if any, to be appointed.

                  From and after the Effective Date, and subject to the provisions of Section 33.4(b) of the Plan, the Reorganized Debtors shall pay the reasonable fees and expenses of the ENA

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

Examiner and the professionals the ENA Examiner retains or continues the retention of to satisfy the obligations and duties set forth in Section 33.4 of the Plan.

         14.      FEE COMMITTEE - TERM AND FEES

                  From and after the Confirmation Date, the members of the Fee Committee and the Fee Committee's employees and representatives shall continue to serve and be authorized to perform the following functions:

                  a. to review, analyze and prepare advisory reports with respect to applications for the payment of fees and the reimbursement of expenses of professionals retained in the Chapter 11 Cases pursuant to an order of the Bankruptcy Court during the period up to and including the Confirmation Date, including, without limitation, final fee applications in accordance with sections 328, 330, 331 and 503 of the Bankruptcy Code; and

                  b. if necessary, appear before the Bankruptcy Court with respect to any such application.

                  From and after the Confirmation Date, the Reorganized Debtors shall pay the reasonable fees and expenses of the members of the Fee Committee and the Fee Committee's employees and representatives to satisfy the obligations and duties set forth in Section 33.5 of the Plan. Notwithstanding the foregoing, the Fee Committee shall be dissolved and the members thereof and the employees and professionals retained by the Fee Committee shall be released and discharged from their respective obligations upon the earlier to occur of (i) the one (1) year anniversary of the Confirmation Date and (ii) satisfaction of the obligations and duties set forth in Section 33.5 of the Plan.

         15.      MEDIATOR - TERM AND FEES

                  From and after the Confirmation Date and until such time as the Mediator terminates all efforts with respect thereto, the Reorganized Debtors shall continue to participate in the mediation required by the Mediation Orders. In accordance with the Mediation Orders, the Reorganized Debtors shall be responsible for their one-third (1/3) share of the Mediator's expenses and such expenses shall be treated as Administrative Expense Claims in accordance with the provisions of the Plan and the Confirmation Order.

         16.      EMPLOYEE COUNSEL

                  From and after the Confirmation Date and until such time as the board of directors of Reorganized ENE determines otherwise, all counsel retained and authorized to provide services to then-current employees of the Debtors pursuant to the Employee Counsel Orders shall continue to provide services to such employees in accordance with the provisions contained therein; provided, however, that, nothing contained in Section 33.7 of the Plan shall inhibit, prejudice or otherwise affect the rights of the Creditors' Committee with respect to its appeals of the Employee Counsel Orders in connection with fees and expenses incurred prior to the Confirmation Date.

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         17.      GOVERNING LAW. Except to the extent that the Bankruptcy Code or other federal law is applicable, or to the extent that an exhibit hereto or document contained in the Plan Supplement provides otherwise, the rights, duties and obligations arising under the Plan shall be governed by, and construed and enforced in accordance with, the Bankruptcy Code and, to the extent not inconsistent therewith, the laws of the State of New York, without giving effect to principles of conflicts of laws.

         18. CLOSING OF CASES. The Reorganized Debtors shall, promptly upon the full administration of the Chapter 11 Cases, file with the Bankruptcy Court all documents required by Bankruptcy Rule 3022 and any applicable order of the Bankruptcy Court.

                     VII. ESTATE MANAGEMENT AND LIQUIDATION

   CAPITALIZED TERMS USED THROUGHOUT THIS DISCLOSURE STATEMENT ARE DEFINED IN APPENDIX A: "MATERIAL DEFINED TERMS FOR ENRON DISCLOSURE STATEMENT" ATTACHED
                                     HERETO.

A.       POST-EFFECTIVE DATE

         1.       ROLE OF THE REORGANIZED DEBTOR PLAN ADMINISTRATOR

                  In accordance with the Reorganized Debtor Plan Administration Agreement, the responsibilities of the Reorganized Debtor Plan Administrator shall include (a) facilitating the Reorganized Debtors' prosecution or settlement of objections to and estimations of Claims, (b) prosecution or settlement of claims and causes of action held by the Debtors and Debtors in Possession, (c) assisting the Litigation Trustee and the Special Litigation Trustee in performing their respective duties, (d) calculating and assisting the Disbursing Agent in implementing all distributions in accordance with the Plan,
(e) filing all required tax returns and paying taxes and all other obligations on behalf of the Reorganized Debtors from funds held by the Reorganized Debtors,
(f) periodic reporting to the Bankruptcy Court, of the status of the Claims resolution process, distributions on Allowed Claims and prosecution of causes of action, (g) liquidating the Remaining Assets and providing for the distribution of the net proceeds thereof in accordance with the provisions of the Plan, (h) consulting with, and providing information to, the DCR Overseers in connection with the voting or sale of the Plan Securities to be deposited into the Disputed Claims reserve to be created in accordance with Section 21.3 of the Plan, and
(i) such other responsibilities as may be vested in the Reorganized Debtor Plan Administrator pursuant to the Plan, the Reorganized Debtor Plan Administration Agreement or Bankruptcy Court order or as may be necessary and proper to carry out the provisions of the Plan.

                  Additionally, the Reorganized Debtor Plan Administrator's powers will, without any further Bankruptcy Court approval in each of the following cases, include (a) the power to invest funds in, and withdraw, make distributions and pay taxes and other obligations owed by the Reorganized Debtors from funds held by the Reorganized Debtor Plan Administrator and/or the Reorganized Debtors in accordance with the Plan, (b) the power to compromise and settle Claims and causes of action on behalf of or against the Reorganized Debtors other than Litigation Trust Claims, Special Litigation Trust Claims and claims and causes of action that are the subject of the Severance Settlement Fund Litigation, and (c) such other powers as may be vested in or assumed by the Reorganized Debtor Plan Administrator pursuant to the Plan, the

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Reorganized Debtor Plan Administration Agreement or as may be deemed necessary and proper to carry out the provisions of the Plan. Refer to Exhibit 1: "Chapter 11 Plan" for additional information.

         2.       ROLE OF THE REORGANIZED DEBTORS

                  Pursuant to the Plan, as of the Effective Date, the Reorganized Debtors will assist the Reorganized Debtor Plan Administrator in performing the following activities: (a) holding the Operating Entities for the benefit of Creditors and providing certain transition services to such entities,
(b) liquidating the Remaining Assets, (c) making distributions to Creditors pursuant to the terms of the Plan, (d) prosecuting Claim objections and litigation, (e) winding up the Debtors' business affairs, and (f) otherwise implementing and effectuating the terms and provisions of the Plan.

         3.       PROVISION FOR MANAGEMENT

                  a. REORGANIZED DEBTORS DIRECTORS. On the Effective Date, the board of directors of Reorganized ENE shall consist of five (5) persons selected by the Debtors, after consultation with (a) the Creditors' Committee with respect to four (4) of the Debtors' selections and (b) the ENA Examiner with respect to one (1) of the Debtors' selections, all of which shall be disclosed prior to the Confirmation Hearing. In the event that, during the period from the Confirmation Hearing up to and including the Effective Date, circumstances require the substitution of one (1) or more persons selected to serve on the board of directors of Reorganized ENE, the Debtors shall file a notice thereof with the Bankruptcy Court and, for purposes of section 1129 of the Bankruptcy Code, any such replacement person, designated in accordance with the requirements of the immediately preceding sentence, shall be deemed to have been selected and disclosed prior to the Confirmation Hearing. The terms and manner of selection of the directors of each of the other Reorganized Debtors shall be as provided in the Reorganized Debtors Certificate of Incorporation and the Reorganized Debtors By-laws, as the same may be amended, and shall be disclosed prior to the Confirmation Hearing.

                  b. OPERATING ENTITIES DIRECTORS. On the Effective Date, the respective boards of directors or boards of managers of Prisma, CrossCountry (and, if applicable, any Company) and PGE shall consist of individuals designated by the Debtors, after consultation with the Creditors' Committee, all of which shall be disclosed prior to the Confirmation Hearing. In the event that, during the period from the Confirmation Date up to and including the Effective Date, circumstances require the substitution of one (1) or more persons selected to serve, the Debtors shall file a notice thereof with the Bankruptcy Court and, for purposes of section 1129 of the Bankruptcy Code, any such replacement person, designated after consultation with the Creditors' Committee, shall be deemed to have been selected and disclosed prior to the Confirmation Hearing. Thereafter, the terms and manner of selection of the directors of Prisma, CrossCountry and PGE shall be as provided in (a) the Prisma Memorandum of Association and Prisma Articles of Association, (b) the CrossCountry Charter and CrossCountry By-laws/Organizational Agreement (or, if applicable, such charter documents of such predecessor Entity), and (c) the PGE Certificate of Incorporation and PGE By-laws, respectively, as the same may be amended.

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

         4.       ESTABLISHMENT AND MAINTENANCE OF DISBURSEMENT ACCOUNT

                  On or prior to the Effective Date, the Debtors shall establish one or more segregated bank accounts in the name of the Reorganized Debtors as Disbursing Agent under the Plan, which accounts shall be trust accounts for the benefit of Creditors and holders of Administrative Expense Claims pursuant to the Plan and utilized solely for the investment and distribution of Cash consistent with the terms and conditions of the Plan. On or prior to the Effective Date, and periodically thereafter, the Debtors shall deposit into such Disbursement Account(s) all Cash and Cash Equivalents of the Debtors, less amounts reasonably determined by the Debtors or the Reorganized Debtors, as the case may be, as necessary to fund the ongoing implementation of the Plan and operations of the Reorganized Debtors.

                  Disbursement Account(s) shall be maintained at one or more domestic banks or financial institutions of the Reorganized Debtors' choice having a shareholder's equity or equivalent capital of not less than $100,000,000.00. The Reorganized Debtors shall invest Cash in Disbursement Account(s) in Cash Equivalents; provided, however, that sufficient liquidity shall be maintained in such account or accounts to (a) make promptly when due all payments upon Disputed Claims if, as and when they become Allowed Claims and
(b) make promptly when due the other payments provided for in the Plan.

         5.       RIGHTS AND POWERS OF THE DISBURSING AGENT

                  Except to the extent that the responsibility for the same is vested in the Reorganized Debtor Plan Administrator pursuant to the Reorganized Debtor Plan Administration Agreement, the Disbursing Agent shall be empowered to
(a) take all steps and execute all instruments and documents necessary to effectuate the Plan, (b) make distributions contemplated by the Plan, (c) comply with the Plan and the obligations thereunder, (d) file all tax returns and pay taxes in connection with the reserves created pursuant to Article XVIII of the Plan, and (e) exercise such other powers as may be vested in the Disbursing Agent pursuant to order of the Bankruptcy Court, pursuant to the Plan, or as deemed by the Disbursing Agent to be necessary and proper to implement the provisions of the Plan.

                  Except as otherwise ordered by the Bankruptcy Court, the amount of any reasonable fees and expenses incurred by the Disbursing Agent from and after the Effective Date and any reasonable compensation and expense reimbursement claims, including, without limitation, reasonable fees and expenses of counsel, made by the Disbursing Agent, shall be paid in Cash by the Reorganized Debtors without further order of the Bankruptcy Court within fifteen
(15) days of submission of an invoice by the Disbursing Agent. In the event that the Reorganized Debtors object to the payment of such invoice for post-Effective Date fees and expenses, in whole or in part, and the parties cannot resolve such objection after good faith negotiation, the Bankruptcy Court shall retain jurisdiction to make a determination as to the extent to which the invoice shall be paid by the Reorganized Debtors.

                  From and after the Effective Date, the Disbursing Agent shall be exculpated by all Persons and Entities, including, without limitation, holders of Claims and Equity Interests and other parties in interest, from any and all claims, causes of action and other assertions of liability arising out of the discharge of the powers and duties conferred upon such Disbursing Agent by

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

the Plan or any order of the Bankruptcy Court entered pursuant to or in furtherance of the Plan, or applicable law, except for actions or omissions to act arising out of the gross negligence or willful misconduct of such Disbursing Agent. No holder of a Claim or an Equity Interest or other party in interest shall have or pursue any claim or cause of action against the Disbursing Agent for making payments in accordance with the Plan or for implementing the provisions of the Plan.

B.       OPERATING ENTITIES AND TRUSTS

         1.       OPERATING ENTITIES

                  a.       PGE

                  Refer to Section VIII., "Portland General Electric Company" for further information relating to PGE.

                           (i)      ASSETS. Unless PGE is sold to a third party,
the Reorganized Debtors will hold common stock in PGE until (i) such shares of common stock are cancelled and newly issued shares of PGE Common Stock are issued and distributed to the Creditors or an Operating Trust, or (ii) such shares are assigned to a holding company and the holding company's shares are issued and distributed to the Creditors, each in accordance with the Plan.

                           (ii)     AUXILIARY AGREEMENTS. PGE has entered into a
master services agreement with affiliates, including ENE. The PGE MSA allows PGE to provide affiliates with the following general types of services: printing and copying, mail services, purchasing, computer hardware and software support, human resources support, library services, tax and legal services, accounting services, business analyses, purchasing, product development, finance and treasury support, and construction and engineering services. The PGE MSA also allows ENE to provide PGE with the following services: executive oversight, general governance, financial services, human resource support, legal services, governmental affairs service, and public relations and marketing services. PGE services are priced at the higher of fully allocated cost or market (unless specified otherwise) while affiliate services are priced at the lower of cost or market (unless specified otherwise). ENE provides certain employee health and welfare benefits and insurance services to PGE under the PGE MSA that are directly allocated or billed to PGE based upon PGE's usage or the cost for those services. In addition, ENE provides administrative services to PGE under the PGE MSA for a fee equal to the total cost of these services multiplied by an allocation factor based on the Modified Massachusetts Formula (a formula that takes a number of factors into account such as income, assets, and employees). Moreover, PGE provides certain administrative services to ENE and services to certain ENE affiliates under the PGE MSA. The provision of these services is anticipated to continue until such services are replaced, which ENE expects will occur by the end of 2004. ENE, ENE affiliates, and PGE may enter into other arrangements that may extend beyond 2004, subject to Bankruptcy Court approval if such agreements are reached before the Effective Date of the Plan.

                           (iii)    TAX SHARING AGREEMENT. PGE has entered into
a tax-sharing arrangement with ENE pursuant to which PGE will be responsible for the amount of income tax that PGE would have paid on a "stand alone" basis, and ENE will be obligated to make payments

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

to PGE as compensation for the use of PGE's losses and/or credits to the extent that such losses and/or credits have reduced the consolidated income tax liability. ENE will be responsible for, among other things, the preparation and filing of all required consolidated returns on behalf of PGE and its subsidiaries, making elections and adopting accounting methods, filing claims for refunds or credits and managing audits and other administrative proceedings conducted by the taxing authorities. After the Effective Date, ENE and PGE may continue to be parties to this tax sharing agreement, or a new agreement on similar terms, until ENE and PGE no longer file consolidated tax returns. It is intended that ENE and PGE will file consolidated tax returns until ENE no longer owns 80% of the capital stock of PGE, which may occur by a sale of PGE stock to a third party or the cancellation of PGE stock held by ENE to issue new stock to the Creditors.

                  b.       CROSSCOUNTRY

                  Refer to Section IX., "CrossCountry" for further information relating to CrossCountry.

                           (i)      ASSETS. Unless CrossCountry is sold to a
third party, the Reorganized Debtors will hold equity interests or shares of capital stock in CrossCountry until such interests or shares are cancelled and new shares of CrossCountry Common Equity are issued to the Creditors or an Operating Trust. If the Debtors and the Creditors' Committee, in their joint and absolute discretion, determine to issue preferred stock of CrossCountry Distributing Company in the CrossCountry Transaction of the CrossCountry Conversion, such preferred stock will not be cancelled. Refer to Section IX.F.1., "Formation of CrossCountry".

                           (ii)     AUXILIARY AGREEMENTS. The Reorganized
Debtors anticipate providing transition services, including administrative operation management, through approximately December 31, 2004. Refer to Section IX.F.1., "Formation of CrossCountry" for further information.

                           (iii)    TAX SHARING AGREEMENT. In conjunction with
the closing of the CrossCountry Contribution and Separation Agreement, each CrossCountry subsidiary that is a member of the ENE tax group will enter into a Tax Sharing Agreement with ENE. The Tax Sharing Agreement will set forth the respective rights and responsibilities of the parties to the agreement with respect to taxes. For additional information, refer to Section IX.F.1.b(iii)., "Tax Sharing Agreement".

                  c.       PRISMA

                  Refer to Section X., "Prisma Energy International Inc." for further information relating to Prisma.

                           (i)      ASSETS. Unless Prisma is sold to a third
party, the Reorganized Debtors will hold common stock in Prisma until such shares are cancelled and newly issued shares of Prisma Common Stock are distributed to the Creditors or an Operating Trust in accordance with the Plan.

                           (ii)     AUXILIARY AGREEMENTS. The Reorganized
Debtors anticipate providing and receiving transition services to and from Prisma (including administrative and

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

other support services, through a date to be determined) and may enter into other arrangements. The current transition services agreement is scheduled to expire upon the earlier of December 31, 2005 or, for each asset which transition services are provided, shortly after transfer of the asset to Prisma, a Prisma subsidiary, or a third party. Refer to Section X.A.3.b., "Formation of Prisma and Contribution of Prisma Assets" for further information.

                           (iii)    TAX SHARING AGREEMENT. The Reorganized
Debtors anticipate entering into a Tax Sharing Agreement with Prisma and its subsidiaries.

         2.       OPERATING TRUSTS

                  Notwithstanding the foregoing, upon joint determination of the Debtors and the Creditors' Committee, the shares of PGE Common Stock, CrossCountry Common Equity, and Prisma Common Stock will be transferred to the holders of certain Allowed Claims, which will be held by the Debtors acting on their behalf. Immediately thereafter, on behalf of the holders of such Allowed Claims, the Debtors shall transfer such shares, subject to the Operating Trust Agreements, to the Operating Trusts for the benefit of the holders of such Allowed Claims in accordance with the Plan. Refer to Exhibit 1: "Chapter 11 Plan" for further information.

                  a. ESTABLISHMENT OF THE TRUSTS. Upon the joint determination of the Debtors and, provided that the Creditors' Committee has not been dissolved in accordance with the provisions of Section 33.1 of the Plan, the Creditors' Committee, on or after the Confirmation Date, but in no event later than the date on which the Litigation Trust is created, and upon the joint determination of the Debtors and the Creditors' Committee, the Debtors, on their own behalf and on behalf of holders of Allowed Claims in Classes 3 through 180, 183 through 189, and 376 through 382, shall execute the respective Operating Trust Agreements and shall take all other steps necessary to establish the respective Operating Trusts. On such date, or as soon as practicable thereafter, including, without limitation, subject to appropriate or required governmental, agency or other consents, and in accordance with and pursuant to the terms of
Section 24.4 of the Plan, the Debtors shall transfer to the respective Operating Trusts all of their right, title, and interest in the assets subject to the Operating Trust Agreements.

                  b. PURPOSE OF THE OPERATING TRUSTS. The Operating Trusts shall be established for the sole purpose of holding and liquidating the respective assets in the PGE Trust, the CrossCountry Trust, and the Prisma Trust in accordance with Treasury Regulation Section 301.7701-4(d) and the terms and provisions of the Operating Trust Agreements. Without limiting the foregoing, the Operating Trust Agreements shall each provide that the applicable Operating Trust shall not distribute any of the Prisma Common Stock, CrossCountry Common Equity, or PGE Common Stock, as the case may be, prior to the date referred to in Sections 29.1(c)(i), (ii) and (iii) of the Plan.

                  c. FUNDING EXPENSES OF THE OPERATING TRUSTS. In accordance with the respective Operating Trust Agreements and any agreements entered into in connection therewith, on the Effective Date, the Debtors shall have no obligation to provide any funding with respect to any of the Operating Trusts.

                  d.       TRANSFER OF ASSETS

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

                           (i)      The transfer of assets to the Operating
Trusts shall be made, as provided in the Plan, for the benefit of the holders of Allowed Claims in Classes 3 through 180, 183 through 189, and 376 through 382, only to the extent such holders in such Classes are entitled to distributions under the Plan. In partial satisfaction of Allowed Claims in Classes 3 through 180, 183 through 189, and 376 through 382, the assets subject to the respective Operating Trusts shall be transferred to such holders of Allowed Claims, to be held by the Debtors on their behalf. Immediately thereafter, on behalf of the holders of Allowed Claims in Classes 3 through 180, 183 through 189, and 376 through 382, the Debtors shall transfer such assets to the Operating Trusts for the benefit of holders of Allowed Claims in Classes 3 through 180, 183 through 189, and 376 through 382, in accordance with the Plan.

                           (ii)     For all federal income tax purposes, all
parties (including, without limitation, the Debtors, the Operating Trustee and the beneficiaries of the Operating Trusts) shall treat the transfer of assets to the respective Operating Trusts in accordance with the terms of the Plan, as a transfer to the holders of Allowed Claims in Classes 3 through 180, 183 through 189, and 376 through 382, followed by a transfer by such holders to the respective Operating Trusts and the beneficiaries of the Operating Trusts shall be treated as the grantors and owners thereof.

                  e. VALUATION OF ASSETS. As soon as possible after the creation of the Operating Trusts, but in no event later than thirty (30) days thereafter, the respective Operating Trust Boards shall inform, in writing, the Operating Trustee of the value of the assets transferred to the respective Operating Trusts, based on the good faith determination of the respective Operating Trust Boards, and the Operating Trustee shall apprise, in writing, the beneficiaries of the respective Operating Trusts of such valuation. The valuation shall be used consistently by all parties (including the Debtors, the Reorganized Debtors, the Operating Trustee, and the beneficiaries of the Operating Trusts) for all federal income tax purposes.

                  f. INVESTMENT POWERS. The right and power of the Operating Trustee to invest assets transferred to the Operating Trusts, the proceeds thereof, or any income earned by the respective Operating Trusts, shall be limited to the right and power to invest such assets (pending periodic distributions in accordance with Section 24.7 of the Plan) in Cash Equivalents; provided, however, that (a) the scope of any such permissible investments shall be limited to include only those investments, or shall be expanded to include any additional investments, as the case may be, that a liquidating trust, within the meaning of Treasury Regulation Section 301.7701-4(d) may be permitted to hold, pursuant to the Treasury Regulations, or any modification in the IRS guidelines, whether set forth in IRS rulings, other IRS pronouncements or otherwise, and (b) the Operating Trustee may expend the assets of the Operating Trusts (i) as reasonably necessary to meet contingent liabilities and to maintain the value of the assets of the Operating Trusts during liquidation,
(ii) to pay reasonable administrative expenses (including, but not limited to, any taxes imposed on the Operating Trusts or fees and expenses in connection with litigation), and (iii) to satisfy other liabilities incurred or assumed by the Operating Trusts (or to which the assets are otherwise subject) in accordance with the Plan or the Operating Trust Agreements; and, provided, further, that, under no circumstances, shall the Operating Trusts segregate the assets of the Operating Trusts on the basis of classification of the holders of respective Operating Trust Interests, other than with respect to distributions to be made on account of Disputed Claims and Disputed Equity Interests in accordance with the provisions of the Plan.

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

                  g. ANNUAL DISTRIBUTION; WITHHOLDING. The Operating Trustee shall distribute at least annually to the holders of respective Operating Trust Interests all net cash income plus all net cash proceeds from the liquidation of assets (including as Cash for this purpose, all Cash Equivalents); provided, however, that the Operating Trusts may retain such amounts (i) as are reasonably necessary to meet contingent liabilities and to maintain the value of the assets of the Operating Trusts during liquidation,
(ii) to pay reasonable administrative expenses (including any taxes imposed on the Operating Trusts or in respect of the assets of the Operating Trust), and
(iii) to satisfy other liabilities incurred or assumed by the Operating Trusts (or to which the assets are otherwise subject) in accordance with the Plan or the Operating Trust Agreements. All such distributions shall be pro rata based on the number of Operating Trust Interests held by a holder compared with the aggregate number of Operating Trust Interests outstanding, subject to the terms of the Plan and the respective Operating Trust Agreements. The Operating Trustee may withhold from amounts distributable to any Person any and all amounts, determined in the Operating Trustee's reasonable sole discretion, to be required by any law, regulation, rule, ruling, directive, or other governmental requirement.

                  h.       REPORTING DUTIES

                           (i)      FEDERAL INCOME TAX. Subject to definitive
guidance from the IRS or a court of competent jurisdiction to the contrary (including the receipt by the Operating Trustee of a private letter ruling if the Operating Trustee (or the Debtors) so requests one, or the receipt of an adverse determination by the IRS upon audit if not contested by the Operating Trustee), the Operating Trustee shall file returns for the Operating Trusts as a grantor trust pursuant to Treasury Regulation Section 1.671-4(a). The Operating Trustee shall also annually send to each holder of a Operating Trust Interest a separate statement setting forth the holder's share of items of income, gain, loss, deduction, or credit and shall instruct all such holders to report such items on their federal income tax returns.

                           (ii)     ALLOCATIONS OF OPERATING TRUSTS TAXABLE
INCOME. Allocations of Operating Trust taxable income shall be determined by reference to the manner in which an amount of cash equal to such taxable income would be distributed (without regard to any restrictions on distributions described in the Plan) if, immediately prior to such deemed distribution, the Operating Trust had distributed all of its other assets (valued for this purpose at their tax book value) to the holders of the Operating Trust Interests (treating any holder of a Disputed Claim, for this purpose, as a current holder of a Operating Trust Interest entitled to distributions), taking into account all prior and concurrent distributions from the Operating Trusts (including all distributions held in escrow pending the resolution of Disputed Claims). Similarly, taxable loss of the Operating Trusts shall be allocated by reference to the manner in which an economic loss would be borne immediately after a liquidating distribution of the remaining assets of an Operating Trust. The tax book value of the assets of an Operating Trust for this purpose shall equal their fair market value on the date such Operating Trusts were created or, if later, the date such assets were acquired by the Operating Trust, adjusted in either case in accordance with tax accounting principles prescribed by the IRC, the regulations, and other applicable administrative and judicial authorities and pronouncements.

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

                           (iii)    OTHER. The Operating Trustee shall file (or
cause to be filed) any other statements, returns or disclosures relating to the Operating Trusts that are required by any governmental unit.

                  i. TRUST IMPLEMENTATION. On or after the Confirmation Date, but in no event later than the date on which the Litigation Trust is created, the Operating Trusts shall be established and become effective for the benefit of Allowed Claims in Classes 3 through 180, 183 through 189, and 376 through 382. The Operating Trust Agreements shall be filed in the Plan Supplement and shall contain provisions customary to trust agreements utilized in comparable circumstances, including, but not limited to, any and all provisions necessary to ensure the continued treatment of the Operating Trusts as grantor trusts for federal income tax purposes. All parties (including the Debtors, the Operating Trustee and holders of Allowed Claims in Classes 3 through 180, 183 through 189, and 376 through 382) shall execute any documents or other instruments as necessary to cause title to the applicable assets to be transferred to the Operating Trusts.

                  j. REGISTRY OF BENEFICIAL INTERESTS. The Operating Trustee shall maintain a registry of the holders of Operating Trust Interests.

                  k. TERMINATION. The Operating Trusts shall terminate no later than the third (3rd) anniversary of the Confirmation Date; provided, however, that, on or prior to the date three (3) months prior to such termination, the Bankruptcy Court, upon motion by a party in interest, may extend the term of the Operating Trusts if it is necessary to the liquidation of the assets of Operating Trusts. Notwithstanding the foregoing, multiple extensions can be obtained so long as Bankruptcy Court approval is obtained at least three (3) months prior to the expiration of each extended term; provided, however, that the aggregate of all such extensions shall not exceed three (3) years from and after the third (3rd) anniversary of the Confirmation Date.

                  l. NON-TRANSFERABILITY OR CERTIFICATION. Upon the creation of each Operating Trust, the beneficial interests in such Operating Trust shall be allocated on the books and records of such Operating Trust to the appropriate holders thereof, but such interests shall not be certificated and shall not be transferable by the holder thereof except through the laws of descent or distribution.

                  m. APPLICABILITY TO CERTAIN CLAIMS AND EQUITY INTERESTS. In the event that allocations of Operating Trust Interests are made to holders of Allowed Claims or Allowed Equity Interests in accordance with the provisions of Section 17.2, 18.2 or 19.2 of the Plan, all provisions contained in Article XXIV of the Plan shall be for the benefit of and be applicable to such holders of Allowed Claims or Allowed Equity Interests, as the case may be, as though set forth in Article XXIV of the Plan in the first instance.

C.       REMAINING ASSETS

         1.       CATEGORIES OF REMAINING ASSETS

                  It is anticipated that the Reorganized Debtors will retain all assets that will not be transferred to the Litigation Trust, Special Litigation Trust, Severance Settlement Fund Trust, Operating Trusts, or Operating Entities. These Remaining Assets may include, but are not

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

limited to, Cash, claims and causes of action against third parties on behalf of the Debtors' estates (including, but not limited to, avoidance actions), proceeds of liquidated assets, the Debtors' stock in the Enron Companies, trading contracts, equity investments, inventory, real property, and other miscellaneous assets.

                  The Reorganized Debtor Plan Administrator, with assistance from the Reorganized Debtors, will collect and liquidate the Remaining Assets and distribute the proceeds to Creditors pursuant to the terms of the Plan. The board of directors of the Reorganized Debtors will supervise this process. Poor market conditions, litigation, and complex ownership structures may result in the retention of certain assets for an extended period of time. As a result, the Reorganized Debtors and the Reorganized Debtor Plan Administrator will continue to manage and operate these assets until a favorable sale or resolution of each of the Remaining Assets is finalized. Refer Section XIV., "Risk Factors and Other Factors to be Considered" for a discussion of the risks related to the Reorganized Debtors.

                  The following provides a brief description of the Remaining
Assets:

                  a. CREDITOR CASH. The Enron Companies have received a significant amount of Cash as a result of asset sales and the liquidation of the wholesale and retail trading books during the Chapter 11 Cases. The postpetition Cash collected to date plus the Cash collected by the Reorganized Debtors as part of their future liquidation efforts will be distributed by the Reorganized Debtor Plan Administrator in accordance with the Plan after the satisfaction of certain obligations, including Administrative Expense Claims, Priority Non-Tax Claims, Priority Tax Claims, Convenience Claims, Secured Claims, funds necessary to operate the Litigation Trust and Special Litigation Trust, funds necessary to make pro rata distributions to holders of Disputed Claims as if such Disputed Claims were, at such time, Allowed Claims, and funds necessary for the ongoing operations of the Reorganized Debtors from the Effective Date until such later date as reasonably determined by the Reorganized Debtor Plan Administrator.

                  b.       TRADING CONTRACTS

                           (i)      WHOLESALE TRADING. As described in Section
IV.B.1., "Resolution of the Wholesale Trading Book", the Wholesale Services Debtors and certain of their non-Debtor Wholesale Services affiliates have undertaken efforts to perform, sell, or settle a significant number of non-terminated and terminated positions arising out of Wholesale Contracts.

                  As of November 30, 2003, the Wholesale Services Debtors and certain of their non-Debtor Wholesale Services affiliates had Wholesale Contracts with approximately 1,235 counterparty groups totaling approximately $923 million of expected recoverable value. Substantially all of the collections and cash settlements of Wholesale Contracts are expected to be resolved prior to the Effective Date. Those Wholesale Contracts that cannot be settled are either currently in or may require litigation in order to collect outstanding balances. Any recovery from such litigation involving a Debtor will be included in the Remaining Assets available for subsequent distribution.

                           (ii)     RETAIL TRADING. As described in Section
IV.B.2., "Retail Contract Settlements" the Retail Services Debtors and their non-Debtor Retail Services affiliates have

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

undertaken efforts to perform, sell, settle, or reject a significant number of non-terminated and terminated positions arising out of Retail Contracts.

                  As of November 30, 2003, the Retail Services Debtors and certain of their non-Debtor Retail Services affiliates had Retail Contracts with approximately 9,800 counterparty groups totaling approximately $99.3 million of expected recoverable value.

                  The Debtors are attempting to settle each of the Retail Contracts on a case-by-case basis, with the largest accounts taking priority. If the Debtors are unable to collect, or reach a settlement on, these contracts, the Debtors or Reorganized Debtor Plan Administrator may initiate litigation in order to collect outstanding balances.

                  c.       OTHER RECOVERIES

                           (i)      RECOVERIES IN PG&E BANKRUPTCY. A significant
portion of the balances owed in retail trading involves claims that ENE has in PG&E's bankruptcy. There is uncertainty around the collection of these claims; however, ENE has undertaken settlement negotiations with PG&E.

                           (ii)     RECOVERIES FROM EUROPEAN ESTATES. A
significant amount of money is due from the sale of assets of ENE's direct and indirect European subsidiaries under UK administration. The administrator in the UK process is responsible for selling assets and, under a Scheme of Arrangement, will make distributions to creditors and, when applicable, equity security holders. There is uncertainty regarding the amount, timing and frequency of any distributions to be made to the Debtors or the Reorganized Debtors. Refer to
Section V., "Certain International Subsidiaries and Related International Proceedings" for further information.

                  d. REMAINING ASSETS CURRENTLY AVAILABLE FOR SALE. As of September 30, 2003, the Debtors and certain of their non-Debtor affiliates had identified approximately 210 assets available for sale with an expected recovery to the Debtors' estates totaling approximately $1.1 billion. These assets include direct or indirect ownership and/or operation of businesses and investments related to a variety of industries, including paper production, oil and gas exploration and production, power generation, intrastate natural gas pipeline operations, natural gas pipeline compression services and energy and telecommunications-related technology businesses. The balance of the assets is made up of miscellaneous assets, including: contingent receivables, inventory, real property, insurance and emissions credits.

                  The Reorganized Debtor Plan Administrator, with supervision from the board of directors of the Reorganized Debtors, will continue to monitor market conditions and identify when there is sufficient interest in a particular asset to pursue a sale. Priority will be given to the assets with the greatest potential recoverable value; however, many of these sales efforts may be delayed due to regulatory issues, ownership through SPEs, or litigation.

                  The assets with more significant expected recoveries to the Debtors' estates are listed below:

                           (i)      CPS AND ST. AURELIE TIMBERLANDS CO. LTD.
100% interest in a 500,000 tonne/year newsprint, directory paper and paperboard mill in Quebec City, Quebec, Canada along with a sawmill and timberlands in Quebec and timberlands in Maine. The Debtors have executed a purchase agreement related to the sale of CPS and St. Aurelie for a purchase price of $205 million. The Bankruptcy Court approved the transaction on November 13, 2003 and it is expected to close in the first quarter of 2004. There can be no assurances that the conditions to closing in such purchase agreement will be satisfied and that the closing will occur. If the sale does not close, then CPS and St. Aurelie will be included in the Remaining Assets of the Reorganized Debtors. Refer to
Section I.B.2.d., "Asset Ownership Disputes Between ENE and ENA" for information relating to ownership disputes involving CPS and Section IV.C.1.f(iii)(A)., "Mizuho Corporate Bank, Ltd., as successor to the Industrial Bank of Japan, Limited and Banco Bilbao Vizcaya Argentaria S.A. v. Enron Corp. Hansen Investments Co. and Compagnie Papiers Stadacona" for more information relating to settlement of the Mizuho litigation related to Compagnie Papiers.46

                           (ii)     SITHE SUB DEBT. SIPP, a non-Debtor
affiliate, owns a 1,042-MW power plant in western New York. SIPP's primary revenue contracts are a power purchase contract with ConEd (approximately 61% of revenues) and a tolling agreement with Dynegy (approximately 33% of revenues). As a result of a series of transactions that closed June 30, 2001, ENA owns two investments in SIPP. The two investments are (1) 40% of SIPP's partnership interest and (2) approximately $419 million in subordinated debt that matures in 2034, and requires semi-annual interest payments of 7% to ENA (the payments are interest only through 2015). The Debtors have executed a purchase agreement related to the sale of the Debtors' 40% limited partnership interest in, and subordinated debt of, Sithe for a cash purchase price of $225 million and the assumption by the purchaser of a $50 million letter of credit obligation. The Bankruptcy Court approved the transaction on November 20, 2003 and it is expected to close in the first quarter of 2004. There can be no assurances that the conditions to closing in such purchase agreement will be satisfied and that the closing will occur. If the sale does not close, then such interests in Sithe will be included in the Remaining Assets of the Reorganized Debtors.

                           (iii)    BRIDGELINE. Bridgeline Holdings is a limited
partnership that was formed by ENA and TEPI to aggregate approximately 1,000 miles of mainline intrastate natural gas pipeline and 13 bcf of working gas storage capacity in Louisiana. Certain Enron Affiliates collectively own a 40% LP interest in Bridgeline Holdings. The general partner of Bridgeline Holdings is Bridgeline LLC, which is equally controlled by ENA and TEPI subsidiaries. Refer to Section I.B.2.d., "Asset Ownership Disputes Between ENE and ENA" for further information relating to ownership disputes involving Bridgeline Holdings.

                           (iv)     FINANCIAL SWAP. A JEDI II wholly owned
subsidiary sold the majority of its remaining equity interest in a venture in early 2001. Pursuant to the sale, the JEDI II subsidiary receives scheduled quarterly payments commencing May 15, 2001 and ending February 15, 2008. The payments are guaranteed by a non-investment grade affiliate of the

-----------------------------------
(46) In a corporate reorganization in January 2003, substantially all of the assets and liabilities of Compagnie Papiers were transferred to CPS. CPS is an indirect, wholly owned subsidiary of Compagnie Papiers.

payor. It is anticipated that JEDI II will either (1) retain the quarterly payments through February 2008, (2) monetize the quarterly payments or (3) exchange the quarterly payments with the payment's guarantor for a readily marketable security.

                           (v)      ENRON COMPRESSION SERVICES. Enron
Compression Services promotes the utilization of electric motor drive systems in association with natural gas compression applications. It manages and operates five compressor stations for Transwestern, Florida Gas, and NNG.

                           (vi)     SERVICECO. ServiceCo provides HVAC (heating,
ventilation, and air conditioning) services and full building facility services to commercial customers nationwide. ENE has a 65.8% equity interest in ServiceCo. Refer to Section IV.B.4.e., "Redemption of ServiceCo Shares".

                           (vii)    MARINER. Mariner is a privately held
exploration and production company that focuses its exploration in the deepwater and shelf areas of the Gulf of Mexico. Excluding Falcon Corridor reserves that were sold in March 2003, Mariner had total proved reserves of 167.5 bcf equivalents as of December 31, 2002, of which 60% was natural gas and 40% was oil and condensate. ENE indirectly owns a 95.7% (89.9% fully diluted) equity interest in Mariner. Mariner Energy LLC, the parent entity of Mariner, has a $164.4 million term loan (as of December 31, 2002) that bears interest at 15%. Such debt will materially reduce net recoverable value of Mariner equity to the ENE estate.

         2.       THE REMAINING ASSET TRUSTS

                  Notwithstanding the foregoing, upon joint determination of the Debtors and the Creditors' Committee, the Debtors' interests in the Remaining Assets will be transferred to the holders of certain Allowed Claims, which will be held by the Debtors acting on their behalf. Immediately thereafter, on behalf of the holders of such Allowed Claims, the Debtors shall transfer such assets, subject to the Remaining Asset Trust Agreements, to the Remaining Asset Trusts for the benefit of the holders of such Allowed Claims in accordance with the Plan. Refer to Appendix L: "Liquidation Analysis" for further information.

                  a. ESTABLISHMENT OF THE TRUSTS. Upon the joint determination of the Debtors and, provided that the Creditors' Committee has not been dissolved in accordance with the provisions of Section 33.1 of the Plan, the Creditors' Committee, on or after the Confirmation Date, but in no event later than the date on which the Litigation Trust is created, and upon the joint determination of the Debtors and the Creditors' Committee, the Debtors, on their own behalf and on behalf of holders of Allowed Claims in Classes 3 through 180, 183 through 189, and 376 through 382, shall execute the respective Remaining Asset Trust Agreements and shall take all other steps necessary to establish the respective Remaining Asset Trusts. On such date, or as soon as practicable thereafter, including, without limitation, subject to appropriate or required governmental agency or other consents, and in accordance with and pursuant to the terms of Section 25.4 of the Plan, the Debtors shall transfer to the respective Remaining Asset Trusts all of their right, title, and interest in the Remaining Assets.

                  b. PURPOSE OF THE REMAINING ASSET TRUSTS. The Remaining Asset Trusts shall be established for the sole purpose of holding and liquidating the respective assets in the Remaining Asset Trusts in accordance with Treasury Regulation Section 301.7701-4(d) and the terms and provisions of the Remaining Asset Trust Agreements.

                  c. FUNDING EXPENSES OF THE REMAINING ASSET TRUSTS. In accordance with the respective Remaining Asset Trust Agreements and any agreements entered into in connection therewith, on the Effective Date, the Debtors shall have no obligation to provide any funding with respect to any of the Remaining Asset Trusts.

                  d.       TRANSFER OF ASSETS

                           (i)      The transfer of assets to the Remaining
Asset Trusts shall be made, as provided in the Plan, for the benefit of the holders of Allowed Claims in Classes 3 through 180, 183 through 189 and 376 through 382, only to the extent such holders in such Classes are entitled to distributions under the Plan. In partial satisfaction of Allowed Claims in Classes 3 through 180, 183 through 189 and 376 through 382, the Remaining Assets shall be transferred to such holders of Allowed Claims, to be held by the Debtors on their behalf. Immediately thereafter, on behalf of the holders of Allowed Claims in Classes 3 through 180, 183 through 189 and 376 through 382, the Debtors shall transfer such assets to the Remaining Asset Trusts for the benefit of holders of Allowed Claims in Classes 3 through 180, 183 through 189 and 376 through 382, in accordance with the Plan. Upon the transfer of the Remaining Assets, the Debtors shall have no interest in or with respect to the Remaining Assets or the Remaining Asset Trusts.

                           (ii)     For all federal income tax purposes, all
parties (including, without limitation, the Debtors, the Remaining Asset Trustee, and the beneficiaries of the Remaining Asset Trusts) shall treat the transfer of assets to the respective Remaining Asset Trusts in accordance with the terms of the Plan, as a transfer to the holders of Allowed Claims in Classes 3 through 180, 183 through 189 and 376 through 382, followed by a transfer by such holders to the Remaining Asset Trust and the beneficiaries of the respective Remaining Asset Trusts shall be treated as the grantors and owners thereof.

                  e. VALUATION OF ASSETS. As soon as possible after the creation of the Remaining Asset Trusts, but in no event later than thirty (30) days thereafter, the respective Remaining Asset Trust Boards shall inform, in writing, the Remaining Asset Trustees of the value of the assets transferred to the respective Remaining Asset Trusts, based on the good faith determination of the respective Remaining Asset Trust Boards, and the Remaining Asset Trustees shall apprise, in writing, the beneficiaries of the respective Remaining Asset Trusts of such valuation. The valuation shall be used consistently by all parties (including the Debtors, the Reorganized Debtors, the Remaining Asset Trustees, and the beneficiaries of the Remaining Asset Trusts) for all federal income tax purposes.

                  f. INVESTMENT POWERS. The right and power of the Remaining Asset Trustee to invest assets transferred to the Remaining Asset Trusts, the proceeds thereof, or any income earned by the respective Remaining Asset Trusts, shall be limited to the right and power to invest such assets (pending periodic distributions in accordance with Section 25.7 of the Plan) in Cash Equivalents; provided, however, that (a) the scope of any such permissible investments shall be limited to include only those investments, or shall be expanded to include any additional investments, as the case may be, that a liquidating trust, within the meaning of Treasury Regulation Section 301.7701-4(d) may be permitted to hold, pursuant to the Treasury Regulations, or any modification in the IRS guidelines, whether set forth in IRS rulings, other IRS pronouncements or otherwise, and (b) the Remaining Asset Trustee may expend the assets of the Remaining Asset Trusts
(i) as reasonably necessary to meet contingent liabilities and to maintain the value of the assets of the Remaining Asset Trusts during liquidation, (ii) to pay reasonable administrative expenses (including, but not limited to, any taxes imposed on the Remaining Asset Trusts or fees and expenses in connection with litigation), and (iii) to satisfy other liabilities incurred or assumed by the Remaining Asset Trusts (or to which the assets are otherwise subject) in accordance with the Plan or the Remaining Asset Trust Agreements; and, provided, further, that, under no circumstances, shall the Remaining Asset Trustee segregate the assets of the Remaining Asset Trust on the basis of classification of the holders of Remaining Asset Trust Interests, other than with respect to distributions to be made on account of Disputed Claims and Disputed Equity Interests in accordance with the provisions of the Plan.

                  g. ANNUAL DISTRIBUTION; WITHHOLDING. The Remaining Asset Trustee shall distribute at least annually to the holders of Remaining Asset Trust Interests all net cash income plus all net cash proceeds from the liquidation of assets (including as Cash for this purpose, all Cash Equivalents); provided, however, that the Remaining Asset Trusts may retain such amounts (i) as are reasonably necessary to meet contingent liabilities and to maintain the value of the assets of the Remaining Asset Trusts during liquidation, (ii) to pay reasonable administrative expenses (including any taxes imposed on the Remaining Asset Trust or in respect of the assets of the Remaining Asset Trusts), and (iii) to satisfy other liabilities incurred or assumed by the Remaining Asset Trusts (or to which the assets are otherwise subject) in accordance with the Plan or the Remaining Asset Trust Agreements. All such distributions shall be pro rata based on the number of Remaining Asset Trust Interests held by a holder compared with the aggregate number of Remaining Asset Trust Interests outstanding, subject to the terms of the Plan and the Remaining Asset Trust Agreements. The Remaining Asset Trustee may withhold from amounts distributable to any Person any and all amounts, determined in the Remaining Asset Trustee's reasonable sole discretion, to be required by any law, regulation, rule, ruling, directive, or other governmental requirement.

                  h.       REPORTING DUTIES

                           (i)      FEDERAL INCOME TAX. Subject to definitive
guidance from the IRS or a court of competent jurisdiction to the contrary (including the receipt by the Remaining Asset Trustee of a private letter ruling if the Remaining Asset Trustee (or the Debtors) so requests one, or the receipt of an adverse determination by the IRS upon audit if not contested by the Remaining Asset Trustee), the Remaining Asset Trustee shall file returns for the Remaining Asset Trusts as a grantor trust pursuant to Treasury Regulation
Section 1.671-4(a). The Remaining Asset Trustee shall also annually send to each holder of a Remaining Asset Trust Interest a separate statement setting forth the holder's share of items of income, gain, loss, deduction or credit and shall instruct all such holders to report such items on their federal income tax returns.

                           (ii)     ALLOCATIONS OF REMAINING ASSET TRUST TAXABLE
INCOME. Allocations of Remaining Asset Trust taxable income shall be determined by reference to the manner in which an amount of cash equal to such taxable income would be distributed (without regard to any restrictions on distributions described in the Plan) if, immediately prior to such deemed distribution, the Remaining Asset Trust had distributed all of its other assets (valued for this purpose at their tax book value) to the holders of the Remaining Asset Trust Interests (treating any holder of a Disputed Claim, for this purpose, as a current holder of a Remaining Asset Trust Interest entitled to distributions), taking into account all prior and concurrent distributions from the Remaining Asset Trust (including all distributions held in escrow pending the resolution of Disputed Claims). Similarly, taxable loss of the Remaining Asset Trusts shall be allocated by reference to the manner in which an economic loss would be borne immediately after a liquidating distribution of the remaining Remaining Asset Trust Assets. The tax book value of the Remaining Asset Trust Assets for this purpose shall equal their fair market value on the date such Remaining Assets Trusts were created or, if later, the date such assets were acquired by the Remaining Asset Trusts, adjusted in either case in accordance with tax accounting principles prescribed by the IRC, the regulations and other applicable administrative and judicial authorities and pronouncements.

                           (iii)    OTHER. The Remaining Asset Trustee shall
file (or cause to be filed) any other statements, returns, or disclosures relating to the Remaining Asset Trusts that are required by any governmental unit.

                  i. TRUST IMPLEMENTATION. On or after the Confirmation Date, but in no event later than the date on which the Litigation Trust is created, the Remaining Asset Trusts will be established and become effective for the benefit of Allowed Claims in Classes 3 through 180, 183 through 189 and 376 through 382. The Remaining Asset Trust Agreements shall be filed in the Plan Supplement and shall contain provisions customary to trust agreements utilized in comparable circumstances, including, but not limited to, any and all provisions necessary to ensure the continued treatment of the Remaining Asset Trusts as grantor trusts for federal income tax purposes. All parties (including the Debtors, the Remaining Asset Trustee, and holders of Allowed Claims in Classes 3 through 180, 183 through 189 and 376 through 382) shall execute any documents or other instruments as necessary to cause title to the applicable assets to be transferred to the Remaining Asset Trusts.

                  j. REGISTRY OF BENEFICIAL INTERESTS. The Remaining Asset Trustee shall maintain a registry of the holders of Remaining Asset Trust Interests.

                  k. TERMINATION. The Remaining Asset Trusts shall terminate no later than the third (3rd) anniversary of the Confirmation Date; provided, however, that, on or prior to the date three (3) months prior to such termination, the Bankruptcy Court, upon motion by a party in interest, may extend the term of the Remaining Asset Trusts if it is necessary to the liquidation of the Remaining Asset Trust Assets. Notwithstanding the foregoing, multiple extensions can be obtained so long as Bankruptcy Court approval is obtained at least three (3) months prior to the expiration of each extended term; provided, however, that the aggregate of all such extensions shall not exceed three (3) years from and after the third (3rd) anniversary of the Confirmation Date.

                  l. NON-TRANSFERABILITY OR CERTIFICATION. Upon the creation of the Remaining Asset Trusts, the Remaining Asset Trust Interests shall be allocated on the books and records of the Remaining Asset Trusts to the appropriate holders thereof, but the Remaining Asset Trust Interests shall not be certificated and shall not be transferable by the holder thereof except through the laws of descent or distribution; provided, however, that the deemed recipient thereof may hold such Remaining Asset Trust Interests through a single wholly owned Entity.

                  m. APPLICABILITY TO CERTAIN CLAIMS AND EQUITY INTERESTS. In the event that allocations of Remaining Asset Trust Interests are made to holders of Allowed Claims or Allowed Equity Interests in accordance with the provisions of Section 17.2, 18.2 or 19.2 of the Plan, all provisions contained in Article XXV of the Plan shall be for the benefit of and be applicable to such holders of Allowed Equity Interests, as the case may be, as though set forth in
Article XXV of the Plan in the first instance.

D.       OTHER ADMINISTRATION

         1.       CLAIMS PROCESSING

                  The Reorganized Debtors will be responsible for processing all Claims that have been filed against the Debtors. More than 24,000 claims have been filed in the Debtors Chapter 11 Cases (32% are employee claims, 16% are non-trading accounts payable claims, 16% are trading - related payables and contract claims, 13% are litigation and non-trading contract claims, 10% are common and preferred equity claims, and 13% are other claims). Refer to Section XVII., "Claims Allowance, Objection and Estimation Procedures" for further information regarding Claims.

         2.       LEGAL ENTITIES

                  On the Initial Petition Date, the Enron Companies totaled approximately 2,400 legal entities. Approximately 775 entities have been sold, merged, or dissolved and approximately 1,625 legal entities remain. Refer to Appendix R: "Dissolved Entities" for a list of entities that have been or are being dissolved as of the Initial Petition Date through October 31, 2003. As part of the efforts to wind up the Debtors' business affairs, the Reorganized Debtors intend to dissolve, sell or otherwise dispose of all wholly owned direct and indirect subsidiaries other than the Operating Entities. To date, the Debtors have dissolved, under available state law dissolution processes, non-Debtor affiliates when such dissolution (a) involved a non-Debtor affiliate with no ongoing business and (b) resulted in a reduction of administrative expenses. The Debtors intend to continue to use state law dissolution processes to accomplish these dissolutions. By the end of 2004, it is anticipated that all legal entities will be reduced to those necessary for the Operating Entities and the liquidation of the Remaining Assets. At the time that legal entities are sold or dissolved, their associated shares will be sold, surrendered, or otherwise disposed of. At present, the Debtors do not intend to commence bankruptcy proceedings for the remaining legal entities, however, the Debtors reserve the right, as necessary, to exercise their fiduciary duty to maximize the value of their estates and thereby elect to liquidate, sell or otherwise dispose of any legal entity remaining outside of the Operating Entities by commencing bankruptcy proceedings in the United States or any other jurisdiction deemed appropriate.

         3.       PROSECUTING CLAIM OBJECTIONS AND LITIGATION

                  Except with respect to the Litigation Trust Claims, the Special Litigation Trust Claims, and the Severance Settlement Fund Litigation, from and after the Effective Date, the Reorganized Debtors, the Creditors' Committee or the Employee Committee, as a representative of the estates of the Debtors, shall litigate any claims or causes of action that Assets of the Debtors or Debtors in Possession, including, without limitation, any avoidance or recovery actions under sections 541, 544, 545, 547, 548, 549, 550, 551 and 553 of the Bankruptcy Code and any other causes of action, rights to payments of claims that may be pending on the Effective Date or instituted by the Debtors or Debtors in Possession thereafter, to a Final Order, and the Reorganized Debtors, the Creditors' Committee or the Employee Committee may compromise and settle such claims, upon approval of the Bankruptcy Court. The net proceeds of any such litigation or settlement (after satisfaction of all costs and expenses incurred in connection therewith) shall be remitted to the Disbursing Agent for (i) allocation to the Debtor which owned such Asset and (ii) distribution in accordance with the Distributive Assets, ACFI Guaranty Distributive Assets, ENA Guaranty Distributive Assets, EPC Guaranty Distributive Assets, Enron Guaranty Distributive Assets, or Wind Guaranty Distributive Assets, as the case may be, attributable to such Debtor; provided, however, that, to the extent that any avoidance or recovery action under sections 544, 547, 548, 550, 551 and 553 is asserted, the net proceeds of any such litigation or settlement (after satisfaction of all costs and expenses incurred in connection therewith) shall be allocated in equal amount among the transferor Debtor and, if applicable, the Debtor on whose behalf an obligation was satisfied.

         4.       COMPROMISE OF CERTAIN GUARANTY CLAIM LITIGATION

                  Notwithstanding the provisions of Section 28.1 of the Plan, in the event that (a) a holder of a Claim arising from or relating to a guaranty executed during the period from December 2, 2000 up to and including December 2, 2001 and (b) the Debtors have commenced litigation to avoid the incurrence of such guaranty obligation and disallow such Claim as a constructive fraudulent conveyance or transfer or executed a tolling agreement with respect thereto, the holder of such Claim may elect to compromise and settle such litigation in accordance with the following schedule, subject to allowance of such Claim:

Percentage Discount to
Allowed Guaranty Claim                             Date of Execution
----------------------                             -----------------
         50.0%                                     12/02/00 - 01/31/01
         52.5%                                     02/01/01 - 02/28/01
         55.0%                                     03/01/01 - 03/31/01
         57.5%                                     04/01/01 - 04/30/01
         60.0%                                     05/01/01 - 05/31/01
         62.5%                                     06/01/01 - 06/30/01
         65.0%                                     07/01/01 - 07/31/01
         67.5%                                     08/01/01 - 08/31/01
         70.0%                                     09/01/01 - 09/30/01
         72.5%                                     10/01/01 - 10/31/01
         75.0%                                     11/01/01 - 12/01/01

                  Such election must be made on the Ballot and be received by the Debtors on or prior to the Ballot Date. Any election made after the Ballot Date shall not be binding upon the Debtors unless the Ballot Date is expressly waived, in writing, by the Debtors; provided, however, that, under no circumstances, may such waiver by the Debtors occur on or after the Effective Date.

         5.       EXTINGUISHMENT OF CERTAIN CLAIMS

                  a. INTERCOMPANY CLAIMS. Except with regard to the allowance of Intercompany Claims in accordance with Sections 2.1 and 15.1 of the Plan, on the Effective Date, each Debtor and Debtor in Possession, other than the Portland Debtors, shall waive and forever release any right, claim or cause of action which could have been asserted by such Debtor or Debtor in Possession against any other Debtor or Debtor in Possession, other than the Portland Debtors, including pursuant to principles of substantive consolidation, piercing the corporate veil, alter ego, domination, constructive trust and similar principles of state or federal creditors' rights laws, and such rights, claims and causes of action shall be extinguished even if otherwise assertable by parties other than the Debtor or Debtors in Possession had the Chapter 11 Cases not been commenced.

                  b. GUARANTY CLAIMS. Except to the extent otherwise tolled, each Debtor and Debtor in Possession, other than the Portland Debtors, shall (i) waive and release any right, claim or cause of action on the basis of a constructive fraudulent transfer relating to the Guaranty Claims with respect to the Citibank/Delta Prepays (refer to Section III.F.12,. "Citibank/Delta Prepays" for a description), the Mahonia Prepaid Forward Contracts (refer to
Section III.F.34., "Mahonia Prepaid Forward Contracts" for a description), the London Prepay and Yosemite and Credit Linked Notes financing transactions (refer to Section Section III.F.51., "Yosemite and Credit Linked Notes" for a description) and (ii) not commence any action against any Guaranty Claim on the basis of a constructive fraudulent transfer to the extent not commenced as of December 2, 2003.

         6.       BUDGET

                  Post-confirmation, the Debtors and Reorganized Debtors are expected to incur significant expenses as a result of the wind up of their respective estates. Those expenses include operating expenses, litigation expenses, and professional fees. The Debtors' and Reorganized Debtors' ongoing expenses are expected to be satisfied by current cash, proceeds from asset sales and collections, and proceeds from litigation proceedings, and should not require the infusion of external capital. Refer to Appendix G: "Reorganized Debtors' Budget", Sections IV.E., "Avoidance Actions" and XVII., "Claims Allowance, Objection and Estimation Procedures" for further information.

                  a.       OPERATING EXPENSES

                           (i)      The operating expenses are made up primarily
of the cost of labor resources needed to manage and liquidate the Remaining Assets, evaluate Claims, and perform other estate wind-down activities, such as the dissolution of legal entities. The wind down of the Debtors' estates remains a complicated process and will therefore require substantial resources. There are a significant number of individual assets that need to be collected or sold, or otherwise handled. Some of these assets are currently involved in litigation proceedings and/or complex cross-ownership structures. Considerable due diligence is required for the dissolution of legal entities and the resolution of Claims. The Reorganized Debtors expect to employ 1,020 employees and contractors as of the Confirmation Date. As noted in Section III.A.8.b.IV., the Debtors or the Reorganized Debtors (as may be applicable) anticipate adopting a retention incentive compensation and severance pay plan.

                           (ii)     It is expected that the most significant
operating expenses will occur in the first year and that resource requirements will diminish as assets are sold and the Reorganized Debtors achieve resolution/completion on the outstanding projects. Refer to Appendix G:
"Reorganized Debtors' Budget" for a budget of the Reorganized Debtors.

                  b.       LITIGATION EXPENSES. As discussed in more detail in
Section IV.C., "Litigation and Government Investigations", the Reorganized Debtors are involved in numerous legal proceedings that will require substantial time and resources. As of the Confirmation Date, it is anticipated that the Reorganized Debtors will have significant expenses in connection with litigation. These expenses are yet to be finalized but are expected to be material in comparison to the operating expenses. Refer to Sections IV.C., "Litigation and Government Investigations" and IV.E., "Avoidance Actions" for further information.

                  c. PROFESSIONAL FEES. As of the Confirmation Date, it is expected that the Reorganized Debtors will continue to incur professional service fees until the Chapter 11 Cases are closed. These fees are related to professionals retained by the Reorganized Debtors, in the ordinary course of business, to assist in the implementation and consummation of the Plan, as well as professionals retained by the Creditors' Committee and Fee Committee; provided, however, that it is not expected that the Creditors' Committee and the Fee Committee will remain in existence until the Chapter 11 Cases are closed. Refer to Article XXX of the Plan for more information related to the respective committees. These expenses are yet to be finalized but are expected to be material in comparison to the operating expenses.

                           VIII.    PORTLAND GENERAL ELECTRIC COMPANY

   CAPITALIZED TERMS USED THROUGHOUT THIS DISCLOSURE STATEMENT ARE DEFINED IN APPENDIX A: "MATERIAL DEFINED TERMS FOR ENRON DISCLOSURE STATEMENT" ATTACHED
                                     HERETO.

A.       BUSINESS

         1.       GENERAL

                  PGE, incorporated in 1930, is a single, integrated electric utility engaged in the generation, purchase, transmission, distribution, and retail sale of electricity in the State of Oregon. PGE also sells wholesale electric energy to utilities, brokers, and power marketers located throughout the western United States. PGE's service area is located entirely within Oregon and covers 3,150 square miles. It includes 51 incorporated cities, of which Portland and Salem are the largest. PGE estimates that at the end of 2002 its service area population was approximately 1.5 million, comprising about 44% of the state's population. PGE added approximately 7,700 customers during 2002, and at December 31, 2002 served approximately 743,000 retail customers.

                  PGE has approximately 26,085 miles of electric transmission and distribution lines and owns 1,945 MW of generating capacity. PGE also has long-term power purchase contracts for 652 MW from four hydro-electric projects on the mid-Columbia River and power purchase contracts of one to twenty-six years for another 828 MW from BPA, other Pacific Northwest utilities, and the Tribes. At December 31, 2002, PGE's total firm resource capacity, including short-term purchase agreements, was approximately 4,434 MW (net of short-term sales agreements of 3,927 MW). The average annual demand is approximately 2,350 MW with peak demand of approximately 3,800 MW. On July 2, 1997, Portland General Corporation, the former parent of PGE, merged with ENE, with ENE continuing in existence as the surviving corporation, and PGE operating as a wholly owned subsidiary of ENE. PGE is not a Debtor in the Chapter 11 Cases.

                  As of December 31, 2002, PGE had 2,757 employees. This compares to 2,790 and 2,781 employees at December 31, 2001 and 2000, respectively. A total of 902 employees are covered under agreements with Local Union No. 125 of the International Brotherhood of Electrical Workers. Such agreements cover 885 employees for a two-year period effective from March 1, 2002 through February 29, 2004; negotiations of a new agreement are expected to begin in late 2003. In addition, 17 employees at Coyote Springs are covered under an agreement effective from September 1, 2001 through August 1, 2006.

                  PGE is a reporting company under the Exchange Act and files annual, quarterly and periodic reports with the SEC. Refer to Section VIII.A.9., "Additional Information Filed with the SEC" for further information.

         2.       OPERATING REVENUES

                  a. RETAIL. PGE's diverse retail customer base has helped mitigate the effects of a significant downturn in Oregon's economy. Residential, the largest customer class, comprises about 88% of PGE's total number of customers, and in 2002 provided 38% of total retail MWh energy sales and 41% of retail tariff revenues. Residential demand is sensitive to the effects of weather, with revenues highest during the winter heating season. Commercial and

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

industrial customers provided about 40% and 19%, respectively, of retail tariff revenues in 2002. While total retail MWh energy sales decreased somewhat from 2001, reflecting the continuing effect of Oregon's slow economy and conservation efforts, revenues increased approximately 35%, reflecting a general rate increase that became effective October 1, 2001.

                  Commercial and industrial customer classes are not dominated by any single industry. While the 20 largest customers constitute about 21% of retail demand, they represent 9 different commercial and industrial groups, including paper manufacturing, high technology, metal fabrication, food merchandising, and health services. No single customer represents more than 3.4% of PGE's total retail load.

                  b. WHOLESALE NON-TRADING. Non-trading wholesale electricity sales related to activities to serve retail load requirements comprised about 21% of total operating revenues in 2002, down from about 54% in 2001. The decrease was due to significantly lower wholesale market prices. Most of PGE's non-trading wholesale sales have been to utilities and power marketers and have been predominantly short-term. PGE participates in the wholesale marketplace in order to balance its supply of power to meet the needs of its retail customers, manage risk, and administer its current long-term wholesale contracts. Such participation includes power purchases and sales resulting from daily economic dispatch decisions for its own generation, which allows PGE to secure power for its customers at the lowest cost available.

                  c. OTHER OPERATING REVENUES. Other operating revenues include net gains and losses from PGE's energy trading activities, which seek to take advantage of price movements in electricity, natural gas, and crude oil. Such activities are not reflected in PGE's retail rates. Also included are sales of natural gas in excess of generating plant requirements, and revenues from transmission services, pole contact rentals, and certain other electric services to customers.

                  d. TABLE. The following table summarizes total operating revenues and energy sales for the year ended December 31:

                                                                   2002               2001               2000
                                                                   ----               ----               ----
Operating Revenues (Millions)

      Residential                                                 $  567             $  475             $  448
      Commercial(*)                                                  550                424                388
      Industrial                                                     269                222                208
                                                                  ------             ------             ------
               Tariff Revenues                                     1,386              1,121              1,044
               Accrued (Collected) Revenues                           82               (31)                 14
                                                                  ------             ------             ------
      Retail                                                       1,468              1,090              1,058
      Wholesale (Non-Trading)                                        391              1,313                774
      Other Operating Revenues:
               Trading Activities-net                                 (1)               (11)                30
               Other                                                  (3)                28                 25
                                                                  ------             ------             ------
      Total Operating Revenues                                    $1,855             $2,420             $1,887
                                                                  ------             ------             ------

                                                                   2002               2001               2000
                                                                   ----               ----               ----
(Operating Revenues (Millions)
Megawatt-Hours Sold (Thousands)
      Residential                                                  7,058              7,080              7,433
      Commercial(*)                                                7,101              7,285              7,527
      Industrial                                                   4,612              4,675              4,912
                                                                  ------             ------             ------
               Retail                                             18,771             19,040             19,872
               Wholesale (Non-Trading)                            12,645              9,764             12,858
               Trading Activities-net                                  -                 15                (55)
                                                                  ------             ------             ------
      Total MWh Sold                                              31,416             28,819             32,675
                                                                  ------             ------             ------

(*) Includes public street lighting

         3.       REGULATORY MATTERS

                  a. OPUC. PGE is subject to the jurisdiction of the OPUC, comprised of three members appointed by Oregon's governor to serve non-concurrent four-year terms. The OPUC approves PGE's retail rates and establishes conditions of utility service. The OPUC further ensures that prices are fair, equitable, and provides PGE an opportunity to earn a fair return on its investment. In addition, the OPUC regulates the issuance of stock and long-term debt, prescribes the system of accounts to be kept by Oregon utilities, and reviews applications to sell utility assets and engage in transactions with affiliated companies.

                  b. EFSC. Construction of new thermal generating facilities requires a permit from the EFSC.

                  c. FERC. PGE is also subject to the jurisdiction of FERC with regard to the transmission and sale of wholesale electric energy, licensing of hydroelectric projects, and certain other matters. PGE is a "licensee" and a "public utility" as those terms are used in the FPA and is, therefore, also subject to regulation by FERC as to accounting policies and practices, transmission and wholesale electric prices, issuance of short-term debt, and other matters.

                  In 1999, FERC issued Order No. 2000 requiring all owners of electricity transmission facilities to file a proposal to join a RTO or, alternatively, to file an explanation of reasons preventing them from making such filing. In response to this order, BPA and nine western utilities, including PGE, filed an initial proposal with FERC to form RTO West, a regional non-profit transmission organization that would operate the transmission system and manage pricing in the Pacific Northwest, Nevada, and small portions of California and Wyoming. In September 2002, the formation plan of RTO West received preliminary FERC approval.

                  Also in September 2002, FERC granted preliminary approval of a proposed rate structure for TransConnect, a new company proposed by PGE and two other regional utilities. As proposed, TransConnect would be an independent, jointly owned, for-profit transmission company that will participate in RTO West and that could own or lease the high-voltage transmission facilities currently held by PGE and its other participants.

                  In July 2002, FERC issued a NOPR on Standard Market Design to standardize the structure and operation of competitive wholesale markets. In April of 2003, FERC issued a White Paper setting forth its assessment of how best to move forward in the electric industry for the long-term benefit of electricity customers, and how it intends to change its proposed rule to meet concerns that have been raised. If the NOPR is implemented as proposed, it will significantly change how wholesale energy and transmission markets operate. Wholesale companies and retail load serving companies would be on a single network transmission tariff, and operational control of the transmission network would be administered by an RTO or ISO.

                  A regional stakeholder group is meeting to discuss alternatives for addressing transmission alternatives and opportunities in the Pacific Northwest. At this time it is unclear whether or how the implementation of any such alternatives may affect PGE's RTO West or standard market design activities. Decisions to move forward with the formation of RTO West and TransConnect will ultimately depend on the conditions imposed during the regulatory approval process, as well as economic considerations. Such decisions will be subject to approvals by state and federal agencies and individual company boards of directors.

                  d. NRC. The NRC regulates the licensing and decommissioning of nuclear power plants. In 1993, the NRC issued a possession-only license amendment to PGE's Trojan operating license and in early 1996 approved the Trojan Decommissioning Plan. Approval of the Trojan Decommissioning Plan by the NRC and EFSC has allowed PGE to begin decommissioning activities. In 2001, the NRC approved the LTP. The LTP outlines the process by which PGE will complete the decommissioning of the Trojan site and meet regulatory requirements for decommissioned nuclear facilities. In October 2002, the NRC approved the transfer of spent nuclear fuel from the Trojan spent fuel pool to the ISFSI, using a separately licensed dry cask storage system. Transfer of the spent nuclear fuel to the ISFSI has been completed. Trojan is subject to NRC regulation until it is fully decommissioned, all nuclear fuel is removed from the site, decontamination is completed, and NRC licenses are terminated.

                  e. PUHCA. PGE is a subsidiary of a holding company (ENE) exempt under PUHCA, except for Section 9(a)(2) with respect to the acquisition of the securities of other public utilities. In February 2002, ENE applied to the SEC to continue its exemption, which requires that PGE's utility activities be predominantly intrastate in nature. In February 2003, the SEC Chief Administrative Law Judge issued an initial decision that denied ENE's application for exemption, holding that PGE does not meet the criteria to be predominantly intrastate in character. ENE then filed a petition requesting that the SEC review the Administrative Law Judge's initial decision and on December 29, 2003, the SEC affirmed the initial decision and denied Enron's application for exemption. On December 31, 2003, ENE, Stephen Forbes Cooper, LLC and PGE Trust, an entity that may be formed in the future, filed an application under
Section 3(a)(4) of PUHCA. This application claims, for each of the applicants, an exemption as a public utility holding company based on the temporary nature of the applicants' current or proposed interest in PGE under the Plan. Under
Section 3(c) of PUHCA, ENE and the other applicants are entitled to a temporary exemption from PUHCA until the SEC has acted on the Section 3(a)(4) application. The temporary exemption also extends to ENE's subsidiaries whether or not they are Debtors. In the event that the SEC denies ENE's application for exemption under Section 3(a)(4), ENE would be required to register as a holding company under PUHCA, and PGE would become a subsidiary of a registered holding company. As such, PGE would become subject to additional regulation by the SEC with respect to certain matters, including transactions with ENE and its subsidiaries. Refer to Section XIV.E.2., "PUHCA" for further information.

                  f.       OTHER. The Oregon Department of Energy also monitors
Trojan.

         4.       COMPETITION

                  a. GENERAL. Restructuring of the electric industry has slowed both at the national level and in the Pacific Northwest. PGE continues to maintain its commitment to service excellence while accommodating the formation of a competitive electricity market in Oregon.

                  b. RETAIL. PGE conducts retail electric operations exclusively in Oregon within a state-approved service area. Competitors within PGE's service territory include the local natural gas company (NW Natural), which competes for the residential and commercial space and water heating market, and fuel oil suppliers that compete primarily for residential space heating customers. In addition, effective March 1, 2002, commercial and industrial customers are allowed direct access to competing electricity service suppliers in accordance with Oregon's electric power restructuring law, related regulations, and PGE's tariff. Although PGE remains obligated to serve all of its customers, under terms of a separate tariff schedule certain non-residential customers may provide PGE notice 12 months prior to the start of a calendar year that they do not want PGE to include their loads in PGE power purchases for the noticed year. Customers providing the notice may either obtain their power supply directly from an electricity service supplier or they may purchase power from PGE at then prevailing market rates (with price terms of one day to one year in length) for delivery in the noticed year. These customers are also required by the tariff to provide a year's advance notice should they choose to return to PGE for cost of service rates for a subsequent calendar year.

                  c. WHOLESALE. Competition has transformed the electric utility industry at the wholesale level. The Energy Policy Act, passed in 1992, opened wholesale competition to energy brokers, independent power producers, and power marketers, and provided a framework for increased competition in the electric industry. In 1996, FERC issued Order 888 requiring non-discriminatory open access transmission by all public utilities that own interstate transmission and requiring investor-owned utilities to allow others access to their transmission systems for wholesale power sales. This access must be provided at the same price and terms the utilities would apply to their own wholesale customers. It also requires reciprocity from municipals, cooperatives, and federal power marketers receiving service under the tariff and allows public utilities to recover stranded costs in accordance with the terms, conditions, and procedures set forth in the order.

                  PGE's transmission system connects winter-peaking utilities in the Northwest and Canada, which have access to lower variable cost hydroelectric generation, with summer-peaking wholesale customers in California and the Southwest, which have higher variable cost fossil fuel generation. PGE uses portions of this system to purchase and sell in both markets depending upon the relative price and availability of power, water conditions, and seasonal demand from each market.

                  The amount of surplus electric generating capability in the western United States, the amount of annual snow pack and its impact on hydro generation, the number and credit quality of wholesale marketers and brokers participating in the energy trading markets, the availability and price of natural gas as well as other fuels, and the availability and pricing of electric and gas transmission all contributed to and have an impact on the wholesale price and availability of electricity. PGE will continue its participation in the wholesale energy marketplace in order to manage its power supply risks and acquire the necessary electricity and fuel to meet the needs of its retail customers and administer its current long-term wholesale contracts. In addition, PGE will continue its trading activities to take advantage of price movements in electricity, natural gas, and crude oil.

                  d. PUBLIC OWNERSHIP INITIATIVES. There is the potential for the loss of service territory and assets from the creation of PUDs or municipal utilities in PGE's service territory. Initiative petitions circulated in Multnomah County obtained sufficient signatures to place a measure on an election ballot that, if passed, could result in the formation of a PUD in Multnomah County. In June 2003, the Multnomah County Board of Commissioners determined the boundaries of a proposed PUD and set a PUD formation initiative on the November 4, 2003 ballot to be voted on by the county voters. The initiative failed. Initiative petitions circulated in Yamhill County and Clackamas County also obtained sufficient signatures to place measures on an election ballot. The Yamhill County Commissioners determined the boundaries of the proposed PUD and set March 9, 2004 as the date for voting on the formation initiative. The boundaries and date of election for Clackamas County will not be determined until early 2004. The expressed intent of the PUD supporters is to have additional elections to expand the PUD boundaries to include all of PGE's service territory. If a PUD were formed, it would have the authority to condemn PGE's distribution assets within the boundaries of the district provided that it paid fair value for such assets. Oregon law prohibits a PUD from condemning thermal generation plants. It is uncertain under Oregon law whether a PUD would be able to condemn PGE's hydro generation plants. Refer to Section XIV.G.2.b., "Condemnation" for further information.

         5.       POWER SUPPLY

                  a. GENERAL. To meet its customers' energy needs, PGE relies upon its existing base of generating resources, long-term power contracts, and short-term purchases that together provide flexibility to respond to consumption changes and Oregon's electric power restructuring law. Short-term purchases include both spot and firm purchases for periods of less than one year in duration.

                  PGE has filed with the OPUC a new Integrated Resource Plan describing its strategy to meet the electric energy needs of its customers. The Integrated Resource Plan, which considers resource actions over the next two to three years, includes reduced reliance on short-term wholesale power contracts and increased emphasis on longer-term supplies. It also considers future investment in existing and new generating resources, an increase in renewable resources, long-term power purchases, and meeting seasonal peaking requirements through seasonal exchanges, demand-side management, capacity tolling contracts, and combustion turbine development. PGE has issued a RFP to acquire energy and capacity resources. PGE has received responses from more than 40 entities with more than 90 proposals involving energy solutions ranging from wind and geothermal resources to coal and natural gas resources. PGE intends to identify specific parties and initiate negotiations and, based upon the results, update its resource action plan with specific recommendations. PGE has also issued a request for qualifications to approximately 150 of its largest business customers, seeking interest in voluntary demand management programs. Such programs generally consist of an agreement between PGE and the customer to either reduce or adjust the timing of electricity consumption during periods of peak usage or critical power shortage in order to encourage efficient use of resources, thereby enabling PGE to minimize resource costs. PGE intends to identify qualifying proposals and include them in PGE's resource action plan. Based upon results of the RFP, PGE will update its action plan with specific resource recommendations and request acknowledgement that PGE's final action plan is consistent with least cost planning principles established by the OPUC. There can be no assurances, however, that PGE will receive the OPUC acknowledgement.

                  b. HYDRO CONDITIONS. Northwest hydro conditions have a significant impact on the region's power supply, with water conditions significantly impacting PGE's cost of power and its ability to economically displace more expensive thermal generation and spot market power purchases. In the last half of 2000 and first half of 2001, both the cost and availability of power were adversely affected by a reduction in the availability of surplus generation and weather conditions in California and the Southwest that resulted in high demand. In addition, higher natural gas prices and very poor Northwest hydro conditions (accentuated by fish protection spill requirements) further resulted in increased costs and reduced supply. From mid-2001 through the first quarter of 2003, however, additional generation from both new plants and from those returning to service, moderating weather conditions, additional natural gas supplies, federal price mitigation, and a reduction in demand from both a significant downturn in Oregon's economy and conservation efforts have resulted in significantly lower market prices for electricity. These events have affected the balance of market supply and demand, and several independent power producers have delayed or cancelled plans for new generating plants.

                  c. GENERATING CAPABILITY. PGE's existing hydroelectric, coal-fired, and gas-fired plants are important resources for PGE, providing 1,945 MW of generating capability. PGE's lowest-cost producers are its five FERC-licensed hydroelectric projects incorporating eight powerhouses on the Clackamas, Sandy, Deschutes, and Willamette rivers in Oregon. These facilities operate under federal licenses, which will be up for renewal through 2006. Based on a comparison of projected future operating costs to the projected future value of its energy output, PGE has decided not to relicense its Bull Run hydroelectric project.

                  In early 2001, PGE filed a "Notice of Intent" with Oregon's EFSC to build the Port Westward Generating Project, a new 650-MW gas turbine plant adjacent to the Beaver plant site. An air contamination discharge permit application has been approved, with a site certificate issued on November 8, 2002. All other required permits have either been obtained or are anticipated before year end 2003. PGE has not made a decision whether to develop this project at this time. Further decisions regarding the Port Westward project are subject to OPUC acknowledgement of PGE's Integrated Resource Plan and the results of the RFP process.

                  d. PURCHASED POWER. PGE supplements its own generation with long-term and short-term contracts as needed to meet its retail load requirements.

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

                           (i)      LONG-TERM. PGE has long-term power contracts
with four hydroelectric projects on the mid-Columbia River, which provide approximately 652 MW of firm capacity. PGE also has firm contracts, ranging from one to twenty-six years, to purchase 828 MW of power from BPA, other Pacific Northwest utilities, and the Tribes. In addition, PGE has an exchange contract with a summer-peaking Southwest utility to help meet PGE's winter-peaking requirements, and an exchange contract with a Northwest utility to help meet PGE's summer-peaking requirements. These resources, along with short-term contracts, provide PGE with sufficient firm capacity to serve its peak loads.

                           (ii)     SHORT-TERM. PGE relies on wholesale market
purchases within the WECC in conjunction with its base of generating resources to supply its resource needs, including short-term purchases, and maintain system reliability. The WECC is the largest and most diverse of the 10 regional electric reliability councils. It provides coordination for operating and planning a reliable and adequate electric power system for the western continental United States, Canada, and Mexico. It further supports competitive power markets, helps assure open and non-discriminatory transmission access among members, provides a forum for resolving transmission access disputes, and provides an environment for coordinating the operating and planning activities of its 145 members. The WECC area, which extends from Canada to Mexico and includes 14 western states, has great diversity in climate and peak loads that occur at different times of the year. Energy loads in the Southwest peak in the summer due to air conditioning use, while northern loads peak during winter heating months. According to WECC forecasts, its members, which serve about 71 million people, will have sufficient capacity margin to meet forecast demand and energy requirements through the year 2012, assuming the timely completion of planned new generation.

                 [DECEMBER RESERVE MARGIN CHART - WECC REGION]

                  PGE's peak load in 2002 was 3,408 MW. Approximately 43% of PGE's 2002 peak load was met with short-term purchases. At December 31, 2002, PGE's total firm resource capacity, including short-term purchase agreements, was approximately 4,434 MW (net of short-term sales agreements of 3,927 MW).

         6.       FUEL SUPPLY

                  Fuel supply contracts are negotiated to support annual planned plant operations. Flexibility in contract terms allows for the most economic dispatch of PGE's thermal resources in conjunction with the current market price of wholesale power.

                  a.       COAL

                           (i)      BOARDMAN. PGE negotiates agreements each
year to purchase coal for Boardman in the following calendar year, and currently has agreements that cover the plant's requirements through 2003. Available coal supplies are sufficient to meet future requirements of the plant. The coal, obtained from surface mining operations in Wyoming and Montana and subject to federal, state, and local regulations, is delivered by rail under contracts with the Burlington Northern Santa Fe and Union Pacific Railroads. Coal purchases in 2002, totaling about 2.1 million tons, contained approximately 0.4% of sulfur by weight. Utilizing electrostatic precipitators, the plant emitted less than the EPA-allowed limit of 1.2 pounds of sulfur dioxide per MMBtu.

                           (ii)     COLSTRIP. Coal for Colstrip Units 3 and 4,
located in southeastern Montana, is provided under contract with Western Energy Company, a wholly owned subsidiary of Westmoreland Mining LLC. The contract provides for delivered coal to not exceed a maximum sulfur content of 1.5% by weight. Utilizing wet scrubbers to minimize sulfur dioxide emissions, the plant operated in compliance with EPA's source-performance standards.

                  b. NATURAL GAS. PGE utilizes long-term, short-term, and spot market purchases to secure transportation capacity and gas supplies sufficient to fuel plant operations. PGE re-markets natural gas and transportation capacity in excess of its needs.

                           (i)      BEAVER. PGE owns 79% of the Kelso-Beaver
Pipeline, which directly connects its Beaver generating station to Northwest Pipeline, an interstate gas pipeline operating between New Mexico and British Columbia, Canada. Firm gas supplies for Beaver, based on anticipated operation of the plant, are purchased at fixed prices for up to 24 months in advance. PGE has access to 76,000 Dth/day of firm transportation capacity, sufficient to operate Beaver at a 70% load factor. In addition, PGE has contractual access, through October 2004, to natural gas storage in Mist, Oregon, from which it can draw natural gas in the event the plant's supply is interrupted or if economic factors indicate its use. PGE believes that sufficient market supplies of gas are available to fully meet requirements of the plant in 2003 and beyond.

                           (ii)     COYOTE SPRINGS. Coyote Springs utilizes
41,000 Dth/day of firm transportation capacity on three interconnecting pipeline systems accessing gas fields in Alberta, Canada. Firm gas supplies for Coyote Springs, based on anticipated operation of the plant, are purchased at fixed prices for up to 24 months in advance. PGE believes that sufficient market supplies of gas are available to fully meet requirements of the plant in 2003 and beyond.

                  c.       OIL

                           (i)      BEAVER. Beaver has the capability to operate
at full capacity on No. 2 diesel fuel oil when it is economical to do so or if the plant's natural gas supply is interrupted. To ensure the plant's continued operability under such circumstances, PGE had an approximate 19-day supply of oil at the plant site at December 31, 2002.

                           (ii)     COYOTE SPRINGS. Coyote Springs has the
capability to operate on oil if needed, with sufficient fuel maintained on-site to run the plant for 40-50 hours.

         7.       ENVIRONMENTAL MATTERS

                  PGE operates in a state recognized for environmental leadership. PGE's policy of environmental stewardship emphasizes minimizing both waste and environmental risk in its operations, along with promoting the wise use of energy.

                  a. REGULATION. PGE's operations are subject to a wide range of environmental protection laws covering air and water quality, noise, waste disposal, and other environmental issues. The EPA regulates the proper use, transportation, cleanup, and disposal of PCBs. The NRC regulates the storage and disposal of spent nuclear fuel from the Trojan plant. State agencies or departments, which have direct jurisdiction over environmental matters, include the Environmental Quality Commission, the DEQ, the Oregon Office of Energy, and the EFSC. Environmental matters regulated by these agencies include the siting and operation of generating facilities and the accumulation, cleanup, and disposal of toxic and hazardous wastes.

                  b. THREATENED AND ENDANGERED SPECIES. Populations of many salmon species in the Pacific Northwest have shown significant decline over the last several decades. The listing of various species of fish, wildlife, and plants as threatened or endangered species has given rise to potentially significant changes to hydroelectric project operations, the impacts of which to date have been minimal. The biggest change has been modifying the timing of releases of water stored behind the dams in the upper part of the Columbia and Snake River basins.

                  PGE continues to evaluate the impact of current and potential ESA listings on the operation of its hydroelectric projects on the Deschutes, Sandy, Clackamas, and Willamette rivers. PGE's hydroelectric relicensing efforts, in combination with endangered species consultations among FERC, NMFS, and the USFWS, address issues associated with the protection of fish runs on those rivers where PGE operates hydroelectric facilities. The agencies have completed an ESA consultation on the Deschutes River, the location of PGE's Pelton Round Butte Project, that will be in effect until a new license is granted by FERC; no significant operational changes to the project have been indicated. PGE awaits conclusion by the federal agencies of consultation with respect to its hydroelectric project on the Sandy River. PGE currently is supporting the federal agencies' ESA consultation activities regarding PGE's projects on the Clackamas and Willamette rivers, with minor operational changes implemented in February 2003 on the Clackamas and planned for 2004 on the Willamette.

                  c. AIR QUALITY. PGE's operations, principally its fossil-fuel electric generation plants, are subject to the federal CAA and other federal regulatory requirements. State governments are also charged with monitoring and administering certain portions of the Act and are required to set guidelines that are at least equal to federal standards; Oregon's air quality standards exceed federal standards. Primary pollutants addressed by the CAA that affect PGE are SO2, NOx, CO, and particulate matter. PGE manages its emissions by the use of low sulfur fuel, emission controls, emission monitoring, and combustion controls.

                  The SO2 emission allowances awarded under the CAA, along with expected future annual allowances, are sufficient to operate Boardman at a 60% to 67% capacity without emissions reductions. In addition, current emission allowances are sufficient to operate Colstrip, which utilizes wet scrubbers. If necessary, PGE intends to acquire sufficient additional allowances in order to meet excess capacity needs. It is not yet known what impacts federal regulations on mercury transport, regional haze, or particulate matter standards may have on future plant operations, operating costs, or generating capacity.

                  Federal operating air permits, issued by DEQ, have been obtained for all of PGE's thermal generating facilities.

                  d. SUPERFUND. A 1997 investigation of a portion of the Willamette River known as the Portland Harbor, conducted by the EPA, revealed significant contamination of sediments within the harbor. Subsequently, the EPA has included Portland Harbor on the federal National Priority list pursuant to CERCLA. In December 2000, PGE, along with 68 other companies on the Portland Harbor Initial General Notice List, received a "Notice of Potential Liability" with respect to the Portland Harbor superfund site. Available information is currently not sufficient to determine either the total cost of investigation and remediation of the Portland Harbor or the potential liability of responsible companies, including PGE. It is believed that PGE's contribution to the sediment contamination, from its Harborton substation site, if any, would qualify it as a de minimis potentially responsible party under CERCLA. In October 2003, PGE agreed with the DEQ to provide cost recovery for oversight of a voluntary investigation and/or potential cleanup of petroleum products at another PGE site that is upland from the Portland Harbor Superfund designated area. Refer to
Section XIV.G.4.a., "Portland Harbor" for further information about the risks associated with the Portland Harbor superfund site.

         8.       PROPERTIES

                                     [MAP]

                  PGE's principal plants and appurtenant generating facilities and storage reservoirs are situated on land owned by PGE in fee or land under the control of PGE pursuant to existing leases, federal or state licenses, easements, or other agreements. In some cases, meters and transformers are located on customer property. The indenture securing PGE's First Mortgage Bonds constitutes a direct first mortgage lien on substantially all utility property and franchises, other than expressly excepted property. PGE's service territory and generating facilities are indicated on the map above.

                  The following are generating facilities owned by PGE:

                                                         NET MW
                                                       CAPABILITY
                                                      AT DEC. 31,
   FACILITY                  LOCATION         FUEL      2002(*)
-----------------------------------------------------------------
Wholly Owned:
Faraday                   Clackamas River     Hydro        48
North Fork                Clackamas River     Hydro        58
Oak Grove                 Clackamas River     Hydro        44
River Mill                Clackamas River     Hydro        25

                                                         NET MW
                                                       CAPABILITY
                                                      AT DEC. 31,
    FACILITY                 LOCATION          FUEL     2002(*)
---------------------------------------------------------------------------
Bull Run                  Sandy River         Hydro        22
Sullivan                  Willamette River    Hydro        16
Beaver                    Clatskanie, OR     Gas/Oil      529
Coyote Springs            Boardman, OR       Gas/Oil      245

Jointly Owned:                                                       PGE
                                                                   Interest
Boardman                  Boardman, OR         Coal       362       65.00%
Colstrip 3 & 4            Colstrip, MT         Coal       296       20.00%
Pelton                    Deschutes River     Hydro        73       66.67%
Round Butte               Deschutes River     Hydro       227       66.67%
                                                        -----
Total                                                   1,945
                                                        -----

(*) PGE ownership share.

                  PGE holds licenses under the FPA for its hydroelectric generating plants, as well as licenses from the State of Oregon for all or portions of five of the plants. Licenses for the Sullivan and Bull Run projects expire in 2004 and licenses for all projects on the Clackamas River expire in 2006. The license for the Pelton Round Butte project expired at the end of 2001. In June 2001, PGE and the Tribes jointly filed a 50-year license application for the Pelton Round Butte project, which is pending with FERC.

                  FERC requires that a notice of intent to relicense hydroelectric projects be filed approximately five years prior to license expiration. PGE has filed notice to relicense and is actively pursuing renewal of licenses for all of its hydroelectric generating plants except Bull Run, which will not be relicensed. PGE has determined not to relicense Bull Run based upon a comparison of projected future operating costs, including measures to protect endangered salmon, with the future value of its energy output.

                  On January 1, 2002, PGE sold a 33.33% undivided interest in its Pelton Round Butte hydroelectric project to the Tribes.

                  The rated generating capability at Beaver increased 5 MW based upon revised measurements of the plant's performance in 2002. The generating capability at Faraday increased 4 MW in 2002 due to turbine replacement and rehabilitation.

                  PGE owns transmission lines that deliver electricity from its Oregon plants to its distribution system in its service territory and also to the Northwest grid. PGE also has ownership in, and contractual access to, transmission lines that deliver electricity from the Colstrip plant in Montana to PGE. In addition, PGE owns approximately 16% of the Pacific Northwest Intertie, a 4,800-MW transmission facility between John Day, in northern Oregon, and Malin, in southern Oregon near the California border. This line is used primarily for interstate purchases and sales of electricity among utilities, including PGE.

                  PGE leases its headquarters complex in Portland, Oregon under a 40-year sale-lease back arrangement, ending in September 2018. The lease payments are a fixed amount for the initial term. The lease may be renewed at a predetermined fixed amount for two 10-year and one five-year renewal terms. PGE also leases the coal handling facilities at the Boardman plant under a 27-year leveraged lease financing expiring January 2005. The lease has fixed payments for the initial term and may be renewed for an initial renewal of 5 years at a fixed rent, and thereafter for any length of time at a fair market value, provided the total of all renewal terms may not exceed 20 years.

         9.       ADDITIONAL INFORMATION FILED WITH THE SEC

                  The Debtors refer to the following reports filed with the SEC by PGE.

                  - PGE's Annual Report on Form 10-K for the fiscal year ended December 31, 2002;

                  - PGE's Quarterly Reports on Form 10-Q for the quarters ended March 31, 2003, June 30, 2003 and September 30, 2003; and

                  - PGE's Current Reports on Form 8-K dated March 25, April 8, April 29, May 21, June 4, June 25, June 27, August 4, September 18, September 26, November 10, and November 20, 2003.

                  These reports contain information about PGE including, without limitation, information related to the following matters:

                  -        Legal Proceedings;

                  - Management's Discussion and Analysis of Financial Condition and Results of Operations;

                  -        Hedging and Market Risk;

                  -        Directors and Executive Officers;

                  -        Executive Compensation; and

                  -        Certain Relationships and Related Transactions.

                  The Debtors did not prepare such reports, but they are publicly available as information that may be relevant to the Creditors' decision in voting on the Plan.

         10. OTHER INFORMATION REGARDING PGE CONTAINED IN THIS DISCLOSURE STATEMENT

                  Refer to Section XIV.G., "PGE Risks" for further information about certain risks associated with PGE. Refer to Section IV.C., "Litigation and Government Investigations" for further information about certain legal proceedings involving PGE.

         11.      SEPARATION OF PGE FROM ENE

                  Subject to the sale of PGE described in Section VIII.A.12., "Potential Sale of PGE" below, the Plan contemplates that the Existing PGE Common Stock held by ENE may be cancelled and the PGE Common Stock may be issued and distributed to the creditors of the Debtors, or to an Operating Trust, in accordance with the terms of the Plan. Upon such issuance, the preferred stock of PGE described in Section VIII.D., "Capital Stock" will remain outstanding. In connection with the consummation of the Plan, PGE and ENE expect to agree to certain separation agreements that would govern the relationship between ENE and PGE on a transitional basis, including the provision of various corporate and administrative services. The existing relationship between ENE and PGE is governed by the PGE MSA and a tax sharing agreement. Refer to Sections VII.B.1.a(ii), "Auxiliary Agreements" and VII.B.1.a(iii), "Tax Sharing Agreement" for further information about these agreements.

                  The issuance and distribution of the PGE Common Stock in accordance with the terms of the Plan will require various governmental approvals, including approvals from the OPUC, FERC, the NRC and the FCC. In addition, as described in Section XIV.E.2., "PUHCA", a loss of ENE's exempt status would require ENE to register as a holding company under PUHCA. If ENE is a registered holding company at the time of the distribution, SEC authorization may be required in order to effect the distribution of the PGE Common Stock. As a result of PGE's ownership and operation of its Coyote Springs generation facility, PGE also may need to obtain approval from Oregon's EFSC for the distribution, or a determination by the EFSC that the distribution does not cause a "transfer of ownership" of such generation facility. Although the Debtors believe that all required approvals will be obtained, the ability to complete the distribution of the PGE Common Stock to the creditors of the Debtors or to an Operating Trust, in accordance with the terms of the Plan, will depend upon successfully obtaining the required approvals.

         12.      POTENTIAL SALE OF PGE

                  In connection with its previously announced sales process with respect to its interest in PGE, ENE has entered into a purchase agreement to sell its interest in PGE to Oregon Electric, a newly-formed entity financially backed by investment funds managed by TPG. If the transaction, or another transaction resulting from the auction, is consummated, proceeds from the sale of PGE will be distributed to the creditors of the Debtors in accordance with the terms of the Plan.

                  A detailed description of the transaction is below.

                           (i)      SELLER. ENE.

                           (ii)     PURCHASER. Oregon Electric, a newly formed
entity financially backed by investment funds managed by TPG.

                           (iii)    ASSETS. 100.0% of the issued and outstanding
common stock, par value $3.75 per share, of PGE.

                           (iv)     CONSIDERATION. The purchase price for the
common stock of PGE shall be a cash amount equal to (a) $1,250,000,000, subject to a purchase price adjustment based on the difference between PGE's shareholders' equity and retained earnings at the closing date of the transaction and $1,129,422,925 (PGE's shareholders' equity and retained earnings at December 31, 2002), plus (b) up to $10.4 million in cash based on a sharing mechanism for indemnity items settled between signing and closing of the transaction. Of the cash purchase price (subject to reduction for certain pre-closing settlement of certain specified liabilities), $94,000,000 will be placed in an escrow account at the closing and available to satisfy indemnification obligations of ENE under the agreement.

                           (v)      REPRESENTATIONS AND WARRANTIES. The purchase
agreement contains customary representations and warranties by ENE, including representations and warranties on the following matters: organization and good standing; authorization of agreement; no violation, consents; ownership and transfer of the PGE common stock; subsidiaries; SEC reports and financial statements; undisclosed liabilities; absence of certain developments; employee benefits; taxes; labor; litigation; compliance with laws, permits; environmental matters; insurance; material contracts; financial advisors; Foreign Corrupt Practices Act; regulation as a utility; status of the Trojan nuclear facility; intellectual property; real property; ENE guarantees; and pre-signing settlements and reserves.

                           (vi)     INDEMNIFICATION. Under the purchase
agreement, after closing, ENE will indemnify Oregon Electric and PGE, subject to limitations described below, for:

                           -        breaches by ENE of representations,
                                    warranties and pre-closing covenants;

                           -        breaches by ENE of post-closing covenants;

                           - certain specified PGE and ENE related liabilities; and

                           -        certain tax and employee benefits
                                    liabilities related to ENE's ownership of PGE.

Oregon Electric and PGE are not entitled to any indemnification for breaches of representations, warranties and pre-closing covenants until they incur losses arising from such breaches in excess of $12.5 million. Once Oregon Electric and/or PGE incur covered losses in excess of such amount, they are entitled to indemnification for the initial $12.5 million of losses and, subject to the other limits described below, for subsequent covered losses. The indemnification for breaches of representations, warranties, pre-closing covenants and the specified PGE and ENE related liabilities is limited to the amount placed in escrow at the closing of the transaction. The indemnification for the tax and employee benefits liabilities related to ENE's ownership of PGE and its subsidiaries is subject to a cap equal to the amount of the purchase price.

                  Indemnification claims for breaches of ENE's representations and warranties must be asserted, in the case of most of such representations and warranties, within 15 months following the closing of the transactions. Indemnification claims for breaches of ENE representations and warranties relating to title to the common stock of PGE, employee benefits and taxes may be asserted up to three years after the closing of the transaction. All outstanding indemnification claims related to breaches of representations, warranties, pre- and post-closing covenants by ENE or specified PGE and ENE related liabilities will be "frozen" on the third anniversary of the closing and submitted to the Bankruptcy Court for resolution. Following such third anniversary, a proceeding will be held in the Bankruptcy Court to determine the amount necessary to satisfy ENE's indemnification obligations in respect of such outstanding indemnification claims. The amount determined to be payable to Oregon Electric with respect to such matters, if any, will be satisfied by, and will not exceed, the amount of the remaining escrowed funds. Any remaining escrow funds after payment to Oregon Electric will be released to ENE. Such Bankruptcy Court proceeding will not apply to ENE's indemnification for tax and employee benefits liabilities related to ENE's ownership of PGE.

                           (vii)    AUCTION PROCESS. Upon entry of a bidding
procedures order, ENE will conduct an auction to give other buyers an opportunity to submit bids. Under the purchase agreement, ENE is permitted to accept a bid that represents a "higher or better" offer for PGE.

                           (viii)   BREAK-UP FEES, EXPENSE REIMBURSEMENT,
DEPOSIT. ENE is obligated to pay Oregon Electric a break-up fee equal to $31.25 million if the purchase agreement is terminated:

                           - by ENE or Oregon Electric upon ENE's acceptance of a higher or better offer for PGE;

                           - by Oregon Electric upon ENE's election to distribute PGE's common stock to creditors; and

                           - by Oregon Electric upon ENE's willful breach of the purchase agreement;

In addition, if Oregon Electric terminates the purchase agreement by reason of ENE's willful breach and ENE, within the one year period following such termination, enters into a purchase agreement for an alternative transaction, then Oregon Electric may seek additional damages from ENE equal to the difference between the purchase price that would have been payable by Oregon Electric and the purchase price payable in such alternative transaction.

                  ENE also is obligated to pay Oregon Electric the break-up fee if the agreement is terminated in certain circumstances due to the failure to obtain Bankruptcy Court approval for the transaction, and, within three months following a termination of the purchase agreement, ENE enters into an agreement for an alternative transaction regarding PGE with a third party that is economically more favorable to ENE than the transaction contemplated by the purchase agreement. Except as noted above, the break-up fee is the maximum amount of Oregon Electric's damages upon a termination of the purchase agreement in the foregoing circumstances.

                  Under the purchase agreement, ENE also agreed to reimburse Oregon Electric for its reasonable and documented expenses, up to a specified cap that increases over time, if the purchase agreement is terminated:

                           - by Oregon Electric upon a non-willful breach by ENE of the purchase agreement; or

                           - by Oregon Electric or ENE if an order of the Bankruptcy Court approving the transactions contemplated by the purchase agreement is not entered within 140 days after the execution of the purchase agreement.

In any circumstance where Oregon Electric's expenses are reimbursed and a break-up fee is subsequently owed to Oregon Electric, the break-up fee will be reduced by the amount of such expenses.

                  In connection with the execution of the purchase agreement, Oregon Electric placed a letter of credit in escrow in the amount of $18,750,000 as a deposit. The full amount of the proceeds of the letter of credit will be payable to ENE if it terminates the purchase agreement because of Oregon Electric's breach. In addition, ENE will be entitled to receive a portion of the deposit ($5,000,000 or $10,000,000), depending on the circumstances in certain cases if Oregon Electric is unable to obtain financing for the transaction.

                           (ix)     CLOSING CONDITIONS/BANKRUPTCY COURT AND
REGULATORY APPROVALS. The transactions contemplated by the purchase agreement are subject to customary closing conditions and require the approval of the Bankruptcy Court and the OPUC, Oregon Energy Facilities Siting Council, FERC, FCC, and NRC. Whether the approval of the SEC is necessary will depend on the status of ENE's exemption from PUHCA and the repeal of PUHCA contemplated by current legislation in the U.S. Congress. Subject to receipt of these approvals, closing is anticipated to occur as early as the fourth quarter of 2004, but could be delayed pending receipt of the requisite approvals and satisfaction of other conditions to closing.

B.       HISTORICAL FINANCIALS, PROJECTIONS AND VALUATION

         1.       HISTORICAL FINANCIALS

                  The following selected unaudited consolidated financial information for each of the three years in the period ended December 31, 2002 has been derived from the audited consolidated financial statements of PGE for the respective periods. The Unaudited Selected Financial Information should be read in conjunction with the PGE Annual Report on Form 10-K for the year ended December 31, 2002.

                                                                            FOR THE YEARS ENDED DECEMBER 31,
                                                                            --------------------------------
                                                                      2002                 2001               2000
                                                                      ----                 ----               ----
                                                                               (In Millions, except ratios)
Operating Revenues (a)                                              $  1,855             $  2,420           $   1,887
Net Operating Income                                                     135                  134                 206
Net Income                                                                66                   34                 141
Total Assets                                                           3,250                3,474               3,452
Long Term Obligations (b)                                              1,046                  972                 880
Other Financial Data:
Ratio of earnings to fixed charges                                     2.40x                1.41x               3.63x
                                                                    --------             --------           ---------

--------------

(a) Amounts for 2000 and 2001 have been reclassified from those previously reported, in accordance with requirements of EITF 02-3, Accounting for Contracts Involved in Energy Trading and Risk Management Activities. For further information, refer to Note 1, Summary of Significant Accounting Policies, in the Notes to the Company's financial statements in the Form 10-K.

(b) Includes long-term debt and preferred stock subject to mandatory redemption requirements

         2.       PROJECTIONS

                  In conjunction with formulating the Plan, as set forth on Appendix H: "PGE Financial Projections - 2003-2006", financial projections have been prepared for PGE for the four years ending December 31, 2006. The projections for the fiscal year ended December 31, 2003, include actual results through September 30, 2003. The projections are based on a number of assumptions made with respect to the future operations and performance of PGE and should be reviewed in conjunction with a review of the principal assumptions set forth on Appendix H: "PGE Financial Projections - 2003-2006". While the projections were prepared in good faith and the Debtors believe the assumptions, when considered on an overall basis, to be reasonable in light of the current circumstances, it is important to note that the Debtors can provide no assurance that such assumptions will be realized and Creditors must make their own determinations as to the reasonableness of such assumptions and the reliability of the projections. Refer to Section XIV., "Risk Factors and Other Factors to be Considered" for a discussion of numerous risk factors that could affect PGE's financial results.

         3.       VALUATION

                  Also in conjunction with formulating the Plan, the Debtors determined that it was necessary to estimate the post-confirmation going concern enterprise value and equity value of PGE. Accordingly, Blackstone and the Debtors formulated such a valuation, which is utilized in the Distribution Model. Such valuation is based, in part, on the financial projections prepared by PGE management and included in Appendix H: "PGE Financial Projections - 2003-2006". Because the potential sale of PGE remains subject to Bankruptcy Court approval, and will not close for a considerable length of time, this valuation has been used for the purpose of determining the value of PGE to be distributed to Creditors pursuant to the Plan and to analyze the relative recoveries to Creditors under the Plan.

                  a. ESTIMATED VALUE. Based upon the methodology described below, the Distribution Model utilizes an estimated equity value of $1.278 billion for PGE at June 30, 2003. Therefore, assuming 62.5 million shares of new PGE Common Stock will be issued and distributed to or on behalf of Creditors pursuant to the Plan, the value of such stock is estimated to be $20.45 per share; provided, however, that such estimate does not reflect any dilution resulting from any long-term equity incentive compensation plan(s) as may be adopted by PGE. However, it is anticipated that the impact of any such plan(s) to be adopted by PGE, CrossCountry and Prisma will, in the aggregate, represent less than 1% of the overall value to be distributed under the Plan. The estimated value is based upon a variety of assumptions, as referenced below under "Variances and Risks," deemed appropriate under the circumstances. The estimated value per share of the new PGE Common Stock may not be indicative of the price at which the new PGE Common Stock will trade when and if a market for the new PGE Common Stock develops, which price could be lower or higher than the estimated value of the new PGE Common Stock. Accordingly, there can be no assurance that the new PGE Common Stock will subsequently be purchased or sold at prices comparable to the estimated values set forth above. Refer to Section XIV., "Risk Factors and Other Factors to be Considered" for a discussion of numerous risk factors that could affect PGE's financial results.

                  b. METHODOLOGY. Three methodologies were used to derive the value of PGE based on the financial projections attached as Appendix H: "PGE Financial Projections - 2003-2006": (i) a comparison of PGE and its projected performance to the comparable companies and how the market values them (ii) a comparison of PGE and its projected performance to comparable companies in precedent transactions, and
(iii) a calculation of the present value of the free cash flows under the PGE projections, including an assumption for the value of PGE at the end of the projected period.

                  The market-based approach involves identifying (i) a group of publicly traded companies whose business as a whole, or significant portions thereof, are comparable to those of PGE, and (ii) comparable precedent transactions involving the acquisition of comparable companies, and then calculating ratios of various financial results or statistics to the public market values of these companies, or the net proceeds of these transactions. The ranges of ratios derived are applied to PGE's historical results and projected performance, and adjusted for net debt to arrive at a range of implied values. The discounted cash flow approach involves deriving the unlevered free cash flows that PGE would generate assuming the PGE projections were realized. These cash flows, and an estimated value of PGE at the end of the projected period, are discounted to the present at PGE's estimated weighted average cost of capital to determine PGE's enterprise value. Net debt is then deducted to determine the equity value.

         4. VARIANCES AND RISKS. Refer to Section XIV.C., "Variance from Valuations, Estimates and Projections" for a discussion regarding the potential for variance from the projections and valuation described above and Section XIV.,"Risk Factors and Other Factors to be Considered" in general for a discussion of risks associated with PGE.

                  ESTIMATES OF VALUE DO NOT PURPORT TO BE APPRAISALS NOR DO THEY NECESSARILY REFLECT THE VALUES WHICH MAY BE REALIZED IF ASSETS ARE SOLD. THE ESTIMATES OF VALUE REPRESENT HYPOTHETICAL EQUITY VALUES ASSUMING THE IMPLEMENTATION OF PGE'S BUSINESS PLAN AS WELL AS OTHER SIGNIFICANT ASSUMPTIONS. SUCH ESTIMATES WERE DEVELOPED SOLELY FOR PURPOSES OF FORMULATING AND NEGOTIATING A CHAPTER 11 PLAN FOR THE DEBTORS AND ANALYZING THE PROJECTED RECOVERIES THEREUNDER. THE ESTIMATED EQUITY VALUE IS HIGHLY DEPENDENT UPON ACHIEVING THE FUTURE FINANCIAL RESULTS SET FORTH IN THE PROJECTIONS AS WELL AS THE REALIZATION OF CERTAIN OTHER ASSUMPTIONS WHICH ARE NOT GUARANTEED.

                  THE VALUATIONS SET FORTH HEREIN REPRESENT ESTIMATED VALUES AND DO NOT NECESSARILY REFLECT VALUES THAT COULD BE ATTAINABLE IN PUBLIC OR PRIVATE MARKETS. THE EQUITY VALUE ASCRIBED IN THE ANALYSIS DOES NOT PURPORT TO BE AN ESTIMATE OF THE MARKET VALUE OF PGE STOCK DISTRIBUTED PURSUANT TO A CHAPTER 11 PLAN. SUCH TRADING VALUE, IF ANY, MAY BE MATERIALLY DIFFERENT FROM THE EQUITY VALUE ASSOCIATED WITH THE VALUATION ANALYSIS.

                  PGE OPERATES IN A HEAVILY GOVERNMENT REGULATED INDUSTRY. CHANGES TO THE CURRENT REGULATORY ENVIRONMENT MAY HAVE A MATERIAL ADVERSE IMPACT ON PGE'S ACTUAL RESULTS. REFER TO THE ENTIRETY OF SECTION VIII., "PORTLAND GENERAL ELECTRIC COMPANY" AND SECTION XIV., "RISK FACTORS AND OTHER FACTORS TO BE CONSIDERED"

FOR FURTHER DISCUSSION ON THESE AND OTHER RISKS ATTENDANT WITH PGE AND THE ELECTRIC UTILITY INDUSTRY.

C.       LEGAL PROCEEDINGS

                  Certain of PGE and its subsidiaries are currently involved either as plaintiffs or defendants in pending arbitrations or civil litigation. Those matters that may be material to PGE's business are identified below. In addition, certain of PGE and its subsidiaries are involved in regulatory or administrative proceedings. Refer to Section IV.C, "Litigation and Government Investigations" for further information.

         1. UTILITY REFORM PROJECT, COLLEEN O'NEIL AND LLOYD K. MARBET V. OREGON PUBLIC UTILITIES COMMISSION AND PORTLAND GENERAL ELECTRIC COMPANY. (NO. SC S45653, SUPREME COURT, STATE OF OREGON; NO. 94C-10417, MARION COUNTY CIRCUIT COURT NO. 94C-10417; OPUC UM989); AND UTILITY REFORM PROJECT, LLOYD K. MARBET AND LINDA K. WILLIAMS V. OREGON PUBLIC UTILITY COMMISSION AND PORTLAND GENERAL ELECTRIC COMPANY, MARION COUNTY CIRCUIT COURT CASE NO. 02C 14884. The OPUC approved recovery of $250 million of PGE's investment in Trojan and a return on the investment. Recovery was occurring by amortization through 2011 plus a return on the unamortized balance through that date. Numerous challenges, appeals and requested reviews were filed in Marion County, Oregon Circuit Court, the Oregon Court of Appeals, and the Oregon Supreme Court on the issue of the OPUC's authority under Oregon law to grant recovery of and a return on the Trojan investment. The primary plaintiffs in the litigation were the CUB and the URP. In June 1998, the Oregon Court of Appeals ruled that the OPUC properly granted PGE recovery of its investment in Trojan, but not a return on the investment during the amortization period and remanded the case to the OPUC. PGE's petition for review to the Oregon Supreme Court was granted in April 1999 as was the URP petition for review. While the petitions for review of the 1998 Oregon Court of Appeals decision were pending at the Oregon Supreme Court, PGE, CUB, and the staff of the OPUC entered into agreements to settle the litigation. The URP challenged the settlement at the OPUC. The settlement agreement was finally approved by the OPUC in March 2002. The URP has appealed the OPUC decision on the settlement to the Marion County, Oregon Circuit Court. On November 19, 2002 the Oregon Supreme Court dismissed the petitions for review of the 1998 Court of Appeals decision filed by PGE and the URP. As a result, the 1998 Oregon Court of Appeals opinion stands and the matter was remanded to the OPUC. On November 7, 2003, the Marion County, Oregon Circuit Court issued an opinion remanding the case to the OPUC for action to reduce rates or order refunds. PGE intends to appeal.

         2. PORTLAND GENERAL ELECTRIC V. INTERNATIONAL BROTHERHOOD OF ELECTRICAL WORKERS, LOCAL NO. 125. (NO. 0205-05132, CIRCUIT COURT, MULTNOMAH COUNTY, OREGON). PGE filed declaratory relief against the International Brotherhood of Electrical Workers Local 125 ("IBEW") seeking a declaratory ruling that the four grievances filed by the union seeking recovery of 401(k) plan losses under the collective bargaining agreement are not subject to arbitration. On August 14, 2003, the judge granted PGE's motion for summary judgment finding those grievances are not subject to arbitration. The IBEW has appealed the decision.

         3. PORTLAND GENERAL ELECTRIC, ET AL. V. THE UNITED STATES OF AMERICA, ET AL. (NO. C.A. 1:00-1425, SOUTHERN DISTRICT OF NEW YORK, C.A. NO. 1:98-2552, DISTRICT OF COLUMBIA,

"CASE NO. 1425"). This is an action by PGE and other Trojan owners to recover approximately $16 million from the USDOE for assessments not authorized by fixed price contracts for enrichment of nuclear fuel. A companion case filed in the U.S. Court of Claims has been dismissed.

        4. DEPARTMENT OF WATER RESOURCES V. ACN ENERGY, ET AL., INCLUDING PGE, ENRON POWER CORP., PG&E ENERGY SERVICES NKA ENRON ENERGY MARKETING CORP. AND ENRON NORTH AMERICA, INC. (NO. 01 AS05497, SUPERIOR COURT, SACRAMENTO COUNTY, CALIFORNIA). The State of California is seeking declaratory relief to resolve all claims related to the governor's seizure of the block forward contracts for energy delivery in January and February 2001. PGE filed a claim in May 2001 with the California Victims Compensation Board to preserve its right to collect approximately $70 million for energy sales to California. The State refused to toll the statute of limitations on PGE's right to appeal the denial of its claim by the Victims Compensation Board; therefore PGE filed a new lawsuit against the State restating its claim. This suit has been consolidated with the prior suit.

         5. DREYER, GEARHART AND KAFOURY BROS., LLC V. PORTLAND GENERAL ELECTRIC COMPANY (NO. 03C 10639, CIRCUIT COURT, MARION COUNTY, OREGON) AND MORGAN V. PORTLAND GENERAL ELECTRIC COMPANY (NO. 03C 10639, CIRCUIT COURT, MARION COUNTY, OREGON (IDENTICAL CASES HAVE ALSO BEEN FILED IN THE CIRCUIT COURT OF MULTNOMAH COUNTY OREGON). On January 17, 2003, two class actions suits were filed against PGE on behalf of two classes of electric service customers. The Dreyer case seeks to represent current PGE customers that were customers during the period from April 1, 1995 to October 1, 2001, and the Morgan case seeks to represent PGE customers that were customers during the period from April 1, 1995 to October 1, 2001, but who are no longer customers. The suits seek damages of $190 million for the Dreyer Class and $70 million for the Morgan Class, from the inclusion of a return on investment of Trojan in the rates PGE charges its customers. PGE has filed motions to dismiss both suits in both Circuit Courts. The plaintiffs have withdrawn the Multnomah County suit.

         6. GORDON V. RELIANT ENERGY, INC., DUKE ENERGY TRADING & MARKETING, ET AL. V. ARIZONA PUBLIC SERVICE COMPANY, ET AL. (IN RE: WHOLESALE ELECTRICITY ANTITRUST CASES I & II) (NO. 02--990,1000, 1001, UNITED STATES DISTRICT COURT, SOUTHERN DISTRICT OF CALIFORNIA; NO. 02-57200, UNITED STATES COURT OF APPEALS, NINTH CIRCUIT). In late 2001, numerous individuals, businesses, California cities, counties and other governmental agencies filed class action lawsuits in California state court against various individuals, utilities, generators, traders, and other entities alleging that activities related to the purchase and sale of electricity in California in 2000-2001 violated California anti-trust and unfair competition law. The complaint seeks restitution of all funds acquired by means that violate the law, payment of treble damages and interest and penalties. In late April 2002, the defendant parties filed a cross-complaint against PGE and other utilities, generators, traders, and other entities not named in the cases, alleging that they participated in the purchase and sale of electricity in California during 2000-2001 and seeking a complete indemnification and/or partial equitable indemnity on a comparative fault basis for any liability that the court may impose on the defendant parties. No specific dollar amount is claimed. The cases were removed to federal court on December 13, 2002. The federal court granted the plaintiffs' motions to remand to state court and to strike and/or sever cross-complaints. The defendant parties appealed the remand to the Ninth Circuit Court of Appeals. The Court of Appeals issued orders stating it had jurisdiction to hear the

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appeal of the remand order and staying the remand order pending its decision.
The parties have agreed to an open extension of time until 30 days after a ruling on jurisdiction is made.

         7. PEOPLE OF THE STATE OF CALIFORNIA, EX REL. BILL LOCKYER, ATTORNEY GENERAL V. PORTLAND GENERAL ELECTRIC COMPANY (NO. C-02-3318, UNITED STATES DISTRICT COURT, NORTHERN DISTRICT OF CALIFORNIA). The Attorney General of California filed a complaint alleging that PGE failed to comply with FERC's approval requirements for its market-based sales of power in California. The complaint does not specify damages; however it seeks fines and penalties under the California Business and Professions Code for each sale from 1998 through 2001 above a capped price. In July 2002, PGE removed the case to federal district court and filed a motion to dismiss on preemption grounds. The Attorney General filed a motion with the district court to remand the case to state court. The motion was denied and the Attorney General appealed the denial to the Ninth Circuit and filed a motion to stay the district court. The district court found the appeal frivolous and on March 25, 2003 granted the motion to dismiss on preemption grounds. The Attorney General filed an appeal of the dismissal to the Ninth Circuit. On September 26, 2003, PGE and the California Attorney General, as part of PGE's settlement with the Staff of FERC and others related to certain investigations and cases related to electricity prices in California in 2000-2001, entered into a settlement agreement that resolves this case, along with related non-public investigations by the California Attorney General. The settlement has been submitted to FERC for approval. Refer to Section VIII.C.14., "FERC Investigation of Trading Activities" for further information.

         8. CYBER-TECH, INC. V. PGE ET AL. (NO. 0305-05257, CIRCUIT COURT, MULTNOMAH COUNTY, OREGON). Cyber-Tech, in the business of designing and supplying industrial control handles and joysticks for commercial and personal use, seeks recovery of approximately $4.3 million for property damage and lost profits resulting from a disruption of power to its facility when PGE's contractor, Henkles & McCoy, allegedly damaged PGE's underground electrical equipment, which in turn caused the disruption of power. Another PGE contractor, Locating Inc., is alleged to have improperly located the underground facilities. Tenders of defense on behalf of PGE have been sent to both Henkles & McCoy and Locating, Inc.

         9. PORT OF SEATTLE V. AVISTA ET AL., INCLUDING PGE (NO. 03-1170, UNITED STATES DISTRICT COURT, WESTERN DISTRICT OF WASHINGTON, SEATTLE DIVISION). On May 21, 2003, the Port of Seattle, Washington filed a complaint against PGE and sixteen other companies alleging violation of both the Sherman Act and RICO, fraud, and, with respect to Puget Energy, Inc. and Puget Sound Energy, Inc., breach of contract. The complaint alleges that the price of electric energy purchased by the Port between November 1997 and June 2001 under a contract with Puget Sound Energy, Inc. was unlawfully fixed and artificially increased through various actions alleged to have been undertaken in the Pacific Northwest power markets among the defendants and ENE, EES, ENA, EPMI, and others. The complaint alleges actual damages of $30.5 million suffered by the Port and seeks recovery of that amount, plus punitive damages and reasonable attorney fees. PGE, along with other defendants, filed with the Judicial Panel on Multidistrict Litigation a notice of tag-along action on June 17, 2003. Port of Seattle, Puget Energy, Inc., Pugent Sound Energy, Inc., and PacificCorp are opposed to the notice. PGE joined in a motion to dismiss on federal preemption and filed rate doctrine grounds. On December 4, 2003, this case was transferred to the Southern District of California for assignment to Judge Robert H. Whaley.

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         10.      REMINGTON ET AL. V. NORTHWESTERN ENERGY, LLC (NO. DV 03-88,
2ND JUDICIAL DISTRICT, SILVER BOW COUNTY, MONTANA). On May 5, 2003, Robert and Julie Remington and forty-eight other individuals, unions, and businesses filed a suit against PGE and the other owners, designers and operators of the Colstrip coal-fired electric generation plants in Montana alleging that holding and settling ponds at the Colstrip Project have leaked and contaminated groundwater. The plaintiffs allege nuisance, trespass, unjust enrichment, fraud, and negligence, and seek a declaratory judgment of nuisance and trespass, an order that the nuisance be abated, and an unspecified amount for damages, disgorgement of profits, and punitive damages.

         11. CALIFORNIA ELECTRICITY REFUND PROCEEDING (FERC DOCKET # EL00-95). In a June 19, 2001 order adopting a price mitigation program for 11 states within the WSCC area, FERC referred the issue of refunds for spot market sales made from October 2, 2000 through June 20, 2001 to a settlement judge. On July 25, 2001, FERC issued an order establishing the scope of and methodology for calculating refunds related to non-federally mandated transactions in the spot markets operated by the ISO and the PX. PGE's potential refund obligation, using FERC methodology, is estimated to be in the range of $20 million to $30 million. On March 26, 2003, FERC issued an order modifying the methodology it had previously ordered for the pricing of natural gas in calculating the amount of potential refunds. Although further proceedings will be necessary to determine exactly how the new methodology will affect the refund liability, PGE now estimates its potential liability to be between $20 million and $50 million. PGE joined a group of utilities in filing a request for rehearing of various aspects of the March 26, 2003 order, including the pricing of the gas cost component of the proxy price from which refunds are to be calculated. The FERC issued an order affirming the new methodology on October 16, 2003.

         12. PACIFIC NORTHWEST REFUND PROCEEDING (FERC DOCKET # EL01-10). Refer to Section IV.C.1.e(i)(C)(2), "Puget Sound Energy Inc. v. All Jurisdictional Settlers of Energy et al., including EPMI, as well as PGE. Docket No. EL01-10 et seq., (Pacific Northwest Refund Proceeding)" for further information.

         13. OREGON PUBLIC UTILITY COMMISSION STAFF REPORT ON TRADING ACTIVITIES. On April 29, 2003, the Staff of the OPUC issued a draft report in which it recommended that the OPUC affirm that it will hold harmless the customers of PGE in the event any penalties are imposed by FERC or any other authority investigating PGE's trading activities and that the OPUC open a formal investigation of PGE's trading activity in 2000-01. On June 12, 2003, the OPUC delayed any decision on commencing an investigation of PGE's trading activities until after FERC has substantially completed its inquiry of PGE trading activities. On September 26, 2003, PGE and OPUC, as part of PGE's settlement with the Staff of FERC and others related to certain investigations and cases related to electricity prices in California in 2000-2001, entered into a settlement agreement that resolves any issues related to this investigation. The settlement has been submitted to FERC for approval. Refer to Section VIII.C.14., "FERC Investigation of Trading Activities" for further information.

         14. FERC INVESTIGATION OF TRADING ACTIVITIES. In early May 2002, ENE provided memos to FERC that contained information indicating that ENE, through its subsidiary EPMI, may have engaged in several types of trading strategies that raised questions regarding potential manipulation of electricity and natural gas prices in California in 2000-2001. In August 2002, FERC initiated investigations into instances of possible misconduct by PGE and certain other

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companies. In Docket No. EL02-114-000, FERC ordered investigation of PGE and
EPMI related to possible violations of their codes of conduct, FERC's standards of conduct, and the companies' market-based rate tariffs. In the order, FERC established October 15, 2002 as the "refund effective date." If PGE were to lose its market-based rate authority, purchasers of electric energy from PGE at market-based rates after the refund effective date could be entitled to a refund of the difference between the market-based rates and cost-based rates deemed just and reasonable by FERC. On September 26, 2003, PGE entered into a settlement agreement with the Staff of FERC, the California Attorney General, the California Public Utilities Commission, the City of Tacoma, Washington, OPUC and numerous other parties resolving this investigation and related cases and investigations. The settlement requires PGE to pay $8.5 million and file an amendment to its FERC market-based rates tariff that imposes a cost-based cap on prices charged for wholesale electricity sales for a period of twelve months, but does not require any refunds. PGE also agreed to conduct annual training for its trading floor employees on code of conduct, standards of conduct, antitrust and ethics, and to retain for five years recordings of affiliate trading transactions, affiliate postings and related accounting records. The settlement provides that it will not be deemed an admission of fault or liability by PGE for any reason and implies no admission or fault by PGE. The settlement has been submitted to FERC for approval.

         15. CHALLENGE OF THE CALIFORNIA ATTORNEY GENERAL TO MARKET-BASED RATES. Refer to Section IV.C.1.e(i)(C)(6), "Challenge of the California Attorney General to Market-Based Rates" for further information.

         16. SHOW CAUSE ORDER. On June 25, 2003, FERC voted to require over 50 entities, including PGE, that participated in the western U.S. wholesale power market in 2000 and 2001 to show cause why their participation in specific behaviors and activities during that time period did not constitute gaming in violation of tariffs issued by the ISO and the PX. The ISO was ordered to provide data on each entity's behaviors and activities within 21 days from the date of the order. On August 27, 2003, PGE and FERC trial staff filed a settlement with the Administrative Law Judge and the settlement has since been submitted to the FERC for approval. The settlement requires PGE to pay $12,730 as revenue received in one identified behavior. This settlement is one of numerous such settlements by the entities being investigated. All of the settlements have been contested by certain parties to the proceeding. Refer to
Section IV.C.1.e(i)(A)(4), "American Electric Power Services Corp., et al., Docket Nos. EL03-137-000, et al." for further information.

         17. PEOPLE OF THE STATE OF MONTANA, EX REL. MIKE MCGRATH, ATTORNEY GENERAL OF THE STATE OF MONTANA, ET AL. V. WILLIAMS ENERGY MARKETING AND TRADING COMPANY, ET AL. INCLUDING EESI, EPMI AND PGE, MONTANA FIRST JUDICIAL DISTRICT, LEWIS AND CLARK COUNTY. On June 30, 2003 the Montana Attorney General filed a complaint in Montana state court against PGE and numerous named and unnamed generators, suppliers, traders, and marketers of electricity and natural gas in Montana. The complaint alleges unfair and deceptive trade practices in violation of the Montana Unfair Trade and Practices and Consumer Protection Act, deception, fraud and intentional infliction of harm arising from various actions alleged to have been undertaken in the western wholesale electricity and natural gas markets during 2000 and 2001. The relief sought includes injunctive relief to prohibit the unlawful practices alleged, treble damages, general damages, interest, and attorney fees. No monetary amount is specified.

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

PGE has not been served. On September 15, 2003, EESI and EPMI were dismissed from this case without prejudice.

         18. ISO AND PX RECEIVABLE. As of September 30, 2003, PGE was owed approximately $62 million from the ISO and the PX for wholesale electricity sales made from November 2000 through February 2001. PGE estimates that the majority of this amount was for sales by the ISO and PX to Southern California Edison Company and PG&E. On March 9, 2001, PX filed for bankruptcy, and on April 6, 2001, PG&E also filed for bankruptcy relief. PGE is pursuing collection of all past due amounts through the PX and PG&E bankruptcy proceedings, and has filed a proof of claim in each case. PGE is examining its options with regard to collection of any amounts not ultimately received through the bankruptcy process. To the extent that PGE is found liable for refunds in the FERC California Refund proceeding, PGE will be entitled to offset that amount against the $62 million receivable.

         19. FERC BIDDING INVESTIGATION. On June 25, 2003, FERC issued an order initiating an investigation into anomalous bidding in the California markets. PGE submitted responses on July 24, 2003 and August 11, 2003 and is continuing its analysis of bid data relevant to the investigation. Refer to
Section IV.C.2.b(iii)., "FERC Bidding Investigation" for further information about the investigation.

         20. STATE OF OREGON INVESTIGATION. In early November, 2003, in connection with an informal investigation of electricity sales in the Western Wholesale Power Market during 2000 and 2001, PGE received a subpoena and Civil Investigative Demand from the Oregon Attorney General for the same documents and records PGE has previously provided to the FERC. On November 26, 2003 PGE filed a Complaint for Declaratory Relief in U.S. District Court against the Oregon Attorney General seeking a Declaration from the Court that further investigation of PGE's involvement in the Western Wholesale Power Market is barred by Federal Pre-emption pursuant to the Federal Power Act, as well as precluded by the doctrines of Claim Preclusion under both State and Federal law and Judicial Estoppel under both State and Federal law because the State of Oregon through the Oregon Public Utility Commission has settled with PGE regarding these same issues. PGE also alleges that the investigation breached the settlement agreement between the State of Oregon and PGE. Refer to Section VIII.C.13., "Oregon Public Utility Commission Staff Report on Trading Activities" for further information.

D. DESCRIPTION OF CAPITAL STOCK, BOARD OF DIRECTORS AND DIRECTOR AND OFFICER INDEMNIFICATION

                  The information set forth below is summarized from PGE's Articles of Incorporation, as amended. The statements and description hereinafter contained do not purport to be complete and are qualified in their entirety by references to the Articles of Incorporation.

         1.       CAPITAL STOCK

                  a. COMMON STOCK. PGE currently has outstanding 42,758,877 shares of common stock, par value of $3.75 per share, all of which are owned by ENE. Upon satisfaction of the conditions for distribution of PGE Common Stock to the Creditors pursuant to the Plan, as

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

described in Section I., "Overview of Chapter 11 Plan", such existing common stock of PGE held by ENE will be cancelled, and the new PGE Common Stock will be issued.

                  b. PREFERRED STOCK. PGE currently has outstanding 279,727 shares of its 7.75% Series Cumulative Preferred Stock, no par value. The outstanding preferred stock has a voluntary and involuntary liquidation preference of $100.00 per share, and pays a dividend of $7.75 per share quarterly on the 15th of January, April, July and October. It is redeemable only by operation of a sinking fund that requires the annual redemption of 15,000 shares at $100 per share, plus all accrued and unpaid dividends, each year commencing on June 15, 2002 for five years, with all remaining shares to be redeemed on June 15, 2007. At its option, PGE may redeem, through the sinking fund, an additional 15,000 shares each year, but such optional redemption is not cumulative and does not reduce any subsequent mandatory redemption. The sinking fund may be satisfied in whole or in part by crediting shares purchased by PGE in the open market or otherwise. The 7.75% Series Cumulative Preferred Stock generally has no voting rights but may, in certain circumstances, vote to elect a limited number of PGE directors. Such preferred stock will remain outstanding upon the issuance of the PGE Common Stock to the Creditors. PGE also has the right, with the approval of its board of directors, to issue additional series of preferred stock. Such preferred stock will remain outstanding upon the issuance of the PGE Common Stock to the Creditors.

                  c. LIMITED VOTING JUNIOR PREFERRED STOCK. On September 30, 2002, a single share of a new class of Limited Voting Junior Preferred Stock was issued by PGE to an independent party. The new class of stock, created by an amendment to PGE's Articles of Incorporation, was issued following approval by the Bankruptcy Court on September 12, 2002, the DIP Lenders, the OPUC, and PGE's board of directors.

                  The Limited Voting Junior Preferred Stock has a par value of $1.00, no dividend, a liquidation preference to PGE's common stock as to par value but junior to existing preferred stock, an optional redemption right, and certain restrictions on transfer. The Limited Voting Junior Preferred Stock also has voting rights, which limit, subject to certain exceptions, PGE's right to commence any voluntary bankruptcy, liquidation, receivership, or similar proceedings without the consent of the holder of the share of Limited Voting Junior Preferred Stock. The consent of the holder of the share of Limited Voting Junior Preferred Stock will not be required if the reason for the bankruptcy or similar event is to implement a transaction pursuant to which all of PGE's debt will be paid or assumed without impairment. Such preferred stock will remain outstanding upon the issuance of PGE Common Stock to the Creditors.

         2.       PGE BOARD OF DIRECTORS

                  On the Effective Date, PGE's board of directors will consist of individuals designated by the Debtors (after consultation with the Creditors' Committee), all of which shall be disclosed prior to the Confirmation Hearing. In the event that, during the period from the Confirmation Date up to and including the Effective Date, circumstances require the substitution of one (1) or more persons selected to serve, the Debtors shall file a notice thereof with the Bankruptcy Court and, for purposes of section 1129 of the Bankruptcy Code, any such replacement person, designated after consultation with the Creditors' Committee, shall be deemed to have been selected or disclosed prior to the Confirmation Hearing. Thereafter, the

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

terms and manner of selection of directors of PGE shall be as provided in PGE's certificate of incorporation and bylaws, as the same may be amended.

         3.       INDEMNIFICATION

                  PGE is organized under the laws of the State of Oregon. Under PGE's Articles of Incorporation, PGE will indemnify directors and officers of PGE to the fullest extent permitted by the Oregon law. Expenses incurred by a director or officer in connection with an indemnifiable claim will be addressed by PGE provided that such director or officer will obligate himself/herself to repay such advance to the extent it is ultimately determined that such director or officer was not entitled to indemnification. PGE is authorized to provide the same indemnification protections to employees and agents.

                  PGE has procured Directors and Officers liability insurance for wrongful acts. This is an indemnity policy for the corporation to protect it against liability assumed or incurred under the above indemnification provisions, including defense provisions, on behalf of the directors and officers. The directors and officers are thus indemnified against loss arising from any civil claim or claims by reason of any wrongful act done or alleged to have been done while acting in their respective capacities as directors or officers. The policy excludes claims brought about or contributed to by dishonest, fraudulent, criminal, or malicious acts or omissions by directors or officers. The policy covers the directors and officers of PGE against certain liabilities, including certain liabilities arising under the Securities Act, which might be incurred by them in such capacities and against which they cannot be indemnified by PGE.

E.       EQUITY COMPENSATION PLAN

                  Following confirmation of the Plan, in order to attract, retain and motivate highly competent persons as key employees and/or directors of PGE, PGE expects to adopt a long-term equity incentive compensation plan providing for awards to such individuals. It is anticipated that the Compensation Committee of PGE's Board of Directors will determine the specific terms of any grants made under such plan and will provide grants of awards designed to focus equity compensation on performance and alignment with shareholders interests; provided, however, that shares reserved for the plan will not exceed 7.5% of the PGE Common Stock to be issued pursuant to the Plan, with projected annual share usage under the plan not exceeding 2%.

                                IX. CROSSCOUNTRY

   CAPITALIZED TERMS USED THROUGHOUT THIS DISCLOSURE STATEMENT ARE DEFINED IN APPENDIX A: "MATERIAL DEFINED TERMS FOR ENRON DISCLOSURE STATEMENT" ATTACHED
                                    HERETO.

A.       BUSINESS

         1.       GENERAL DEVELOPMENT OF BUSINESS

                  Pursuant to the CrossCountry Contribution and Separation Agreement, ENE and certain of its affiliates will contribute their ownership interests in the Pipeline Businesses and certain service companies to CrossCountry in exchange for equity interests in CrossCountry. The closing of the transactions contemplated by the CrossCountry Contribution and Separation

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

Agreement is expected to occur as soon as possible. It is anticipated that following confirmation of the Plan and prior to the CrossCountry Distribution Date the equity interests in CrossCountry will be exchanged for equity interests in CrossCountry Distributing Company in the CrossCountry Transaction. As a result of the CrossCountry Transaction, CrossCountry Distributing Company will obtain direct or indirect ownership in the Pipeline Businesses and certain services companies described below. If the Debtors and the Creditors' Committee determine not to consummate the CrossCountry Transaction, CrossCountry will be CrossCountry Distributing Company, either in its current form as a limited liability company or as converted to a corporation in the CrossCountry Conversion. Refer to Section IX.F., "Certain Relationships and Related Transactions" for further information.

                  CrossCountry's principal assets will, upon closing of the formation transactions, consist of the following:

                  - A 100% ownership interest in Transwestern, which owns an approximately 2,600-mile interstate natural gas pipeline system that transports natural gas from western Texas, Oklahoma, eastern New Mexico, the San Juan basin in northwestern New Mexico and southern Colorado to California, Arizona, and Texas markets. Transwestern's net income for the year ended December 31, 2002 was $20.7 million.

                  - A 50% ownership interest in Citrus, a holding company that owns, among other businesses, Florida Gas, a company with an approximately 5,000-mile natural gas pipeline system that extends from southeast Texas to Florida. An affiliate of CrossCountry operates Citrus and certain of its subsidiaries. Citrus's net income for the year ended December 31, 2002 was $96.6 million, 50% of which, or $48.3 million, comprised ENE's equity earnings. CrossCountry is expected to hold its interest in Citrus through its wholly owned subsidiary, CrossCountry Citrus Corp.

                  - A 100% interest in Northern Plains, which directly or through its subsidiaries holds 1.65% out of an aggregate 2% general-partner interest and a 1.06% limited-partner interest in Northern Border Partners, a publicly traded limited partnership (NYSE: NBP), that is a leading transporter of natural gas imported from Canada to the midwestern United States. Pursuant to operating agreements, Northern Plains operates Northern Border Partners' interstate pipeline systems, including Northern Border Pipeline, Midwestern, and Viking. Northern Border Partners also has (i) extensive gas gathering operations in the Powder River Basin in Wyoming, (ii) natural gas gathering, processing and fractionation operations in the Williston Basin in Montana and North Dakota, and the western Canadian sedimentary basin in Alberta, Canada, and (iii) ownership of the only coal slurry pipeline in operation in the United States. Northern Border Partners' net income for the year ended December 31, 2002 was $113.7 million, of which $9.1 million comprised ENE's equity earnings.

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


   CROSSCOUNTRY OWNERSHIP STRUCTURE AFTER CONTRIBUTION OF PIPELINE BUSINESSES

                                     (GRAPH)

                         ---------------------
                                  CrossCountry
                         ---------------------
                                   |
                                   |
      -------------------------------------------------------
      |                 |                                   |
      |  100%           |    100%                           |    100%
-------------       ----------                   ------------------------
 Transwestern        Northern   -----|                 CrossCountry
   Holding            Plains         |                 Citrus Corp.
   Company          ----------       |           ------------------------
 ------------           |            |                      |
      |  100%           |    100%    | GP                   |     50%
-------------       ----------       | (1%)         -----------------
 Transwestern       Pan Border  ---| |                   Citrus
-------------       ----------     | |
                                   | |              -----------------
                              GP   | |                      |
                             .65%  | |                      |     100%
                   -------------   | |         ----------------------------
                     Northern      | |         |            |             |
                      Border    ---| |         |            |             |
                     Partners   -----|      -------      --------      --------
                   -------------            Florida       Citrus        Citrus
                                              Gas         Energy        Trading
                                                         Services
                                            -------      --------      --------

                  The Pipeline Businesses primarily provide natural gas transportation services to their customers through an extensive North American pipeline infrastructure. The Pipeline Businesses own or operate interstate pipelines that have a combined daily throughput capacity of approximately 8.5 TBtu/d (8.6 TBtu/d after completion of Florida Gas Phase VI Expansion described below) spanning approximately 9,900 miles and accessing many of the major gas supply and market growth-oriented regions in North America.

                  The interstate Pipeline Businesses provide firm and interruptible transportation services to third-party shippers, as well as hub services, which allow customers the ability to park or borrow volumes of gas on a pipeline. Firm shippers that contract for the stated transportation rate are obligated to pay a monthly demand charge, regardless of the amount of natural gas they actually transport, for the term of their contracts. Interruptible transportation service is transportation of natural gas in circumstances where capacity is available after satisfying firm service demands. If weather, maintenance schedules and other conditions allow, the interstate Pipeline Businesses provide interruptible transportation service. The interstate Pipeline Businesses do not own the gas that they transport and therefore do not assume natural gas commodity price risk for quantities transported. The Pipeline Businesses, however, assume limited price risk for volumes provided by customers as fuel reimbursement pursuant to FERC tariffs.

                  Following the closing of the formation transactions, CrossCountry will reflect its investments in Citrus and Northern Border Partners under the equity method of accounting. Accordingly, CrossCountry will report its share of Citrus's and Northern Border Partners'

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

earnings as "Equity in Earnings" in its Consolidated Statement of Operations in the period in which such earnings are reported by Citrus and Northern Border Partners.

                  The following map shows facilities to be owned or operated by CrossCountry after the contribution of the Pipeline Businesses.

                              [CROSS COUNTRY MAP]

                  CrossCountry's executive offices are located at 1400 Smith Street, Houston, Texas 77002 and its telephone number is 713-853-6161.

                  a. BUSINESS STRATEGY. CrossCountry's business strategy will be comprised of two major components. First, CrossCountry plans to seek out new pipeline gathering, processing or storage projects to match its customers' future needs and to provide supply optionality. CrossCountry will undertake such expansion projects when they are adequately backed by capacity contract commitments that result in reasonable returns being earned. Second, CrossCountry plans to seek out acquisitions that are immediately accretive to both cash flow and income. In executing its business strategy, CrossCountry plans to operate its pipeline, gathering and processing businesses in compliance with all applicable regulations to assure the safe operations of its pipeline systems, and will aim to provide reliable services at a reasonable cost.

                  CrossCountry should be well-positioned to implement its planned strategy, but will face risks both specific to its assets and general to the markets and geographic regions in which it will operate. In addition to Bankruptcy Court approval, the transfer of the Pipeline Businesses and the CrossCountry Distribution may require consent of other parties. Refer to Section XIV.H., "CrossCountry" for further information on risk factors that should be carefully considered.

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

                           (i)      EXPANSIONS. The interstate Pipeline
Businesses have a history of expanding their pipeline systems to meet growth in market demand and to increase customers' access to additional natural gas supplies. These expansions not only provide the individual interstate Pipeline Businesses with additional net income and cash flow, but also are important factors in maintaining and enhancing their market positions. Historically, the interstate Pipeline Businesses have undertaken expansions when they are backed by long-term firm contract commitments. Refer to Section XIV.H.1.a., "Execution of Growth Strategy" for further information.

                  Since 1992, Transwestern has added and expanded various pipeline segments, including the construction of a 520 BBtu/d San Juan lateral and the expansion of its mainline capacity at a cost of $270 million. In addition, Transwestern added: (i) 330 BBtu/d of capacity off the eastern portion of its system at a cost of $10.1 million; (ii) 420 BBtu/d of capacity from Blanco (a point in New Mexico) to Thoreau (a point in New Mexico) at a cost of $26.0 million; (iii) 200 BBtu/d of capacity from Ignacio (a point in Colorado) to Blanco at a cost of $7.3 million; and (iv) 120 BBtu/d of capacity on its mainline west segment (Arizona and California delivery) at a cost of $69.7 million.

                  Since 1995, Florida Gas has completed, or is in the process of completing, four major expansion projects. These expansion projects, which have cost $1.8 billion, have increased delivery capacity to the Florida market by approximately 1.3 TBtu/d.

                  Since 1992, Northern Border Pipeline completed three expansion projects at a cost of $1.1 billion, which extended its system from Ventura, Iowa into Illinois and Indiana and added 1.6 TBtu/d of capacity to various parts of its system.

                  CrossCountry anticipates that it will undertake future strategic expansions of the interstate Pipeline Businesses' pipeline systems to maintain and enhance its market position. Refer to Sections IX.A.2.a., "Transwestern" and IX.A.2.b., "Citrus" for further information.

                           (ii)     ACQUISITIONS. As a result of favorable tax
advantages afforded master limited partnerships and the incentive distribution provisions of Northern Border Partners' partnership agreement, CrossCountry anticipates that Northern Border Partners will serve as one of CrossCountry's principal vehicles for the future acquisition of energy assets. Refer to Section XIV.H.1.a., "Execution of Growth Strategy" for further information.

                  Under the incentive distribution provisions of the Northern Border Partners partnership agreement, the general partners are entitled to incentive distributions if the amount distributed in any quarter exceeds $0.605 per common unit ($2.42 per common unit annualized). The general partners are entitled to 15% of amounts distributed in excess of $0.605 per common unit, 25% of amounts distributed in excess of $0.715 per common unit ($2.86 per common unit annualized) and 50% of amounts distributed in excess of $0.935 per common unit ($3.74 per common unit annualized). Thus, acquisitions that meet the investment criteria of Northern Border Partners and are accretive to Northern Border Partners' cash flows could offer CrossCountry attractive yields if these acquisitions enable Northern Border Partners to increase its quarterly distributions.

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

                  Over the past four years Northern Border Partners has increased its quarterly distribution per common unit by 23% from $0.65 per common unit to $0.80 per common unit. Over the same time period, Northern Border Partners has made acquisitions totaling $920 million. These acquisitions include 100% of the stock of Midwestern and Viking, including a one-third interest in Guardian and extensive gathering and processing facilities in the Rocky Mountain area.

                  Transwestern and Florida Gas have historically made acquisitions to meet market growth and gain access to gas supplies. Since 1995, Transwestern acquired the Ignacio to La Plata pipeline capacity for $20.6 million and Florida Gas acquired supply line facilities in the Mobile Bay area for $49.4 million.

                  b. EMPLOYEES AND PIPELINE SERVICES. As of September 30, 2003, the proposed consolidated subsidiaries of CrossCountry (Transwestern, Pan Border, Transwestern Holding, Northern Plains, CES, CrossCountry Citrus Corp., and NBP Services) had 785 full-time employees, none of whom were represented by unions or covered by collective bargaining agreements. In addition, Citrus, Florida Gas, Citrus Trading and certain subsidiaries of Northern Border Partners have their own employees.

                  It is anticipated that CrossCountry and ENE will enter into a Transition Services Agreement and a Transition Services Supplemental Agreement in connection with the formation of CrossCountry, pursuant to which ENE will provide to CrossCountry, on an interim, transitional basis, certain administrative, technology and other services. Refer to Section IX.F., "Certain Relationships and Related Transactions" for further information.

                  CES provides certain administrative and operating services to the Pipeline Businesses. These services include environmental, right-of-way, safety, information technology, accounting, planning, finance, procurement, accounts payable, human resources, and legal services. Each of the Pipeline Businesses reimburses CES for its costs for rendering these services, depending on the service provided to such pipeline. Costs may be billed based upon dedicated headcount, time spent providing the service, miles of pipeline, payroll, assets, margins, and/or overall headcount.

                  EOS or its affiliates, including CES, provides services to Citrus and its subsidiaries under an operating agreement originally entered into between an ENE affiliate and Citrus. The primary term of the operating agreement expired on June 30, 2001; however, services continue to be provided pursuant to the terms of the operating agreement. Under this arrangement, Citrus reimburses the service provider for costs attributable to the operations of Citrus and its subsidiaries. There can be no assurance that the parties will continue to perform under this arrangement.

                  Northern Plains provides operating services to the Northern Border Partners pipeline system pursuant to operating agreements entered into with Northern Border Pipeline, Midwestern, and Viking. Under these agreements, Northern Plains manages the day-to-day operations of Northern Border Pipeline, Midwestern, and Viking, and is compensated for the salaries, benefits, and other expenses it incurs. Northern Plains also utilizes ENE affiliates for

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

administrative and operating services related to Northern Border Pipeline, Midwestern, and Viking.

                  NBP Services provides certain administrative and operating services for Northern Border Partners and its gas gathering and processing and coal slurry businesses. NBP Services is reimbursed for its direct and indirect costs and expenses pursuant to an administrative services agreement with Northern Border Partners. NBP Services also utilizes ENE affiliates to provide these services.

         2.       NARRATIVE DESCRIPTION OF BUSINESS

                  a. TRANSWESTERN. Transwestern owns and operates an approximately 2,600-mile interstate natural gas pipeline system with diameters ranging from twelve inches to thirty inches, and approximately 350 miles of small diameter branchlines. The Transwestern pipeline system transports natural gas from western Texas, Oklahoma, eastern New Mexico, and the San Juan basin in northwestern New Mexico and southern Colorado primarily to California and southwest markets and to markets off the east end of its system. The Transwestern pipeline system consists of mainlines that stretch from west Texas and Oklahoma to the California border. In addition, Transwestern has a major supply lateral from its mainline facilities at Thoreau, New Mexico into the San Juan basin. The Transwestern pipeline system has bi-directional flow capability from the San Juan basin eastward to interconnects with interstate pipelines serving the mid-continent markets and Texas intrastate pipelines. The Transwestern pipeline system has approximately 360 receipt and delivery points in California, Arizona, Colorado, New Mexico, Oklahoma, and Texas. It also has 29 mainline and lateral compressor stations. The maximum allowable operating pressure of the mainline ranges from 1,000 to 1,200 psig.

                  In 2003, Transwestern's total revenues were projected to be 85% from fixed sources (i.e., demand charges, which are fixed charges for transportation services that are paid even if no service is taken by the customer) and 15% from variable sources of revenues (including operational gas sales and transportation commodity charges, which are charges assessed on each unit of transportation provided).

                  Transwestern's business plan contemplates managing the quantity of line pack gas to maintain safe and efficient operations. "Line pack gas" refers to the volume of gas in a pipeline system used to maintain pressure and effect uninterrupted flow of gas to customers. Transwestern makes operational gas available for sale when reduced line pack is appropriate for system operations. A primary source of the operational gas available for sale is gas provided to Transwestern by its shippers as reimbursement for compressor fuel usage. When, due to throughput conditions, flow direction or operating efficiencies, Transwestern is able to consume less fuel than retained, such gas remains in the line pack and, if not needed for operations, becomes available for sale. Transwestern's FERC-approved tariff specifies the fuel quantity for each segment of the system as a fixed percentage of a shipper's transportation quantities. Operational sales comprised approximately 18% of revenues in 2001 and 14% of revenues in 2002 and were projected to constitute approximately 10% of revenues in 2003.

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

                           (i)      EXPANSIONS. Transwestern placed its Red Rock
expansion, serving markets in California and Arizona, in-service as of June 15, 2002. Transwestern's pipeline capacity (including both eastward and westward flow) after the completion of the Red Rock expansion is approximately 2 TBtu/d, and the total horsepower from all compressor stations is approximately 330,500 hp.

                  In August 2001, Transwestern conducted an open season to solicit interest in a project to construct a lateral line extending from the Transwestern mainline 176 miles south to serve growing gas markets in the Phoenix, Arizona area. The original project also contemplated San Juan and mainline expansions. Transwestern received non-binding bids for over 440 BBtu/d for the Phoenix lateral pipeline. Many of the potential bidders are parties to an ongoing FERC allocation dispute on El Paso Natural Gas's pipeline system in FERC Docket No. RP00-336. Due to delays in this proceeding, several of the bidders have been unable to finalize their firm bids for a Transwestern Phoenix lateral pipeline. Transwestern continues to believe that such a proposed expansion project is important and economically viable to be placed into service in 2007; however, no assurances can be given that the project will be completed.

                  In March 2003, Transwestern conducted an open season to solicit interest in the expansion of the San Juan lateral pipeline from the Blanco Hub to the mainline from its current capacity of approximately 860 BBtu/d. Transwestern received non-binding bids requesting approximately 750 BBtu/d of capacity. Current project plans call for the completion of binding agreements and filing of a FERC certificate in the first quarter of 2004, construction in late 2004, and a projected in-service date in July 2005. The proposed 375 BBtu/d expansion will include looping of existing pipeline segments and additional horsepower at existing compressor stations.

                           (ii)     CUSTOMERS. Transwestern's pipeline capacity,
as of December 1, 2003, was held by producers (45%), local distribution companies (31%), marketing companies (21%), and end-users (3%). Currently, Transwestern's pipeline capacity for both west and east flow is subscribed under a combination of short- and long-term contracts. Historically, approximately 90% of the volumes scheduled on the Transwestern pipeline system has been on a firm transportation basis.

                  Transwestern's largest customers in 2002 were Southern California Gas Company, PG&E, and BP Energy Company. Southern California Gas Company accounted for 29.4% of Transwestern's transportation revenues under transportation agreements with terms that extend through October 31, 2005. PG&E accounted for 9.7% of Transwestern's transportation revenues, and BP Energy Company accounted for 9.0% of Transwestern's transportation revenues. Refer to
Section XIV.H.1.e., "Concentrated Gas Transportation Revenues" for further information.

                  Transwestern's capacity is subscribed at a high level through October 31, 2005, with significant contract expirations timed to coincide at or near Transwestern's next rate case in 2006. In 2003, Transwestern's mainline west segment was expected to account for approximately 70% of Transwestern's firm transportation revenues. As of December 1, 2003, approximately 90% of Transwestern's firm capacity for its mainline west segment was under contract through January 1, 2005, 76% through January 1, 2006 and 40% through the end of 2006. In 2003, Transwestern's San Juan lateral segments were expected to account for

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

approximately 20% of Transwestern's firm transportation revenue. As of July 1, 2003, approximately 99% of Transwestern's firm capacity for its San Juan lateral segments was under contract through January 1, 2005, 88% through January 1, 2006 and 47% through the end of 2006. In addition, Transwestern has significant firm contracts for eastward flow to markets in Texas and Oklahoma, but historically these contracts have not been on a long-term basis. Approximately 100% of eastward flow firm capacity is under contract through 2004. Refer to Section XIV.H.1.d: "Maintenance and Expiration of Transportation Service Agreements" for further information.

                  In 2001, the California power market was significantly impacted by the increase in wholesale prices. On April 6, 2001, PG&E filed for bankruptcy protection under chapter 11 of the Bankruptcy Code. This event had no material impact on the financial position or results of operations of Transwestern for the year ended December 31, 2003. Transwestern continues to provide transportation services to PG&E on a prepayment basis. CrossCountry cannot predict the final outcome of this situation or the uncertainties surrounding the California power situation. However, CrossCountry does not anticipate that these matters will have a material adverse impact on Transwestern's financial position or results of operations.

                           (iii)    SUPPLY. The Transwestern pipeline system has
access to three significant supply basins for its gas supply: (1) the San Juan basin in northwestern New Mexico and southern Colorado, (2) the Permian basin in western Texas and eastern New Mexico, and (3) the Anadarko basin in the Texas and Oklahoma Panhandles. Additionally, the Transwestern pipeline system can access gas from the Rocky Mountain basin through its pipeline interconnections.

                  Through its San Juan lateral pipeline, the Transwestern pipeline system is capable of delivering gas from the San Juan basin to California, Arizona, New Mexico, and southern Nevada markets, as well as to markets off the east end of its system. This bi-directional flow capability was added in 1996 to increase system flexibility and utilization. New in-fill drilling programs approved by the New Mexico Oil Conservation Division for the San Juan basin and new Rockies production are also expected to increase Transwestern's San Juan lateral utilization. The Transwestern pipeline system can also supplement the San Juan basin production with gas supply from the Rocky Mountain basin via its interconnects with Northwest Pipeline Corporation, which is owned by The Williams Companies, and the TransColorado Gas Transmission Company, which is owned by Kinder Morgan, Inc. These two interconnects combine to provide the Transwestern pipeline system with approximately 500 BBtu/d of access to Rocky Mountain supplies. Since 2000, Transwestern has added five (5) new receipt interconnects in its East of Thoreau area: (1) an approximately 80 BBtu/d interconnect with Natural Gas Pipeline Company; (2) an approximately 20 BBtu/d interconnect with EOG Resources; (3) an approximately 40 BBtu/d interconnect with El Paso Field Services; (4) an approximately 120 BBtu/d interconnect with Agave Energy Company; and (5) an approximately 150 BBtu/d interconnect with NNG. In addition, a new approximately 50 BBtu/d interconnect, as well as an approximately 100 BBtu/d expansion of an existing interconnect, with Red Cedar Gathering, were completed in the San Juan basin area in 2001.

                  In June 2003, the bi-directional Rio Puerco interconnect with Public Service Company of New Mexico was expanded by approximately 50 BBtu/d. This dual purpose point allows Transwestern to receive more San Juan gas supply from Public Service Company of New Mexico in the summer and increase deliveries to it during peak winter months.

                  In July 2003, Transwestern completed the facilities necessary to provide shippers direct access to underground storage capacity. This 2 TBtu storage facility, owned by UnoCal Keystone Gas Storage, LLC, has the ability to deliver to Transwestern or receive from Transwestern up to 100 BBtu/d.

                  b. CITRUS. Citrus serves as the holding company for Florida Gas, Citrus Trading, and Citrus Energy Services. The Florida Gas pipeline system currently extends for approximately 5,000 miles from southeast Texas through the Gulf Coast region of the United States to southeastern Florida, with a pipeline also extending to the west coast of Florida, including the Tampa, St. Petersburg, and Ft. Myers areas. The Florida Gas pipeline system includes 29 mainline and field compressor stations with approximately 487,980 hp of compression (approximately 507,000 hp of compression upon the completion of the Phase VI Expansion). Florida Gas's pipeline system is designed to transport approximately 2.1 TBtu/d of natural gas to the State of Florida during periods of peak demand.

                  Florida Gas has two marketing regions: the Western Division, representing Texas, Louisiana, Mississippi and Alabama, and the Market Area, representing Florida. Western Division transport charges are mileage-based rates. Market Area division transport charges are postage stamp rates, meaning the customer can transport on Florida Gas's pipeline system at a fixed rate regardless of receipt point or delivery point into Florida.

                  Citrus Trading purchases and sells natural gas to end users in Florida. It currently has contracts to purchase and sell approximately 42 BBtu/d of natural gas. Citrus Trading sells gas to two customers at the present time. Citrus Trading's gas purchase contract with Duke Energy LNG is the subject of a dispute, and each party has provided notice of termination of the contract. Refer to Section IX.D., "Legal Proceedings", for further information. Citrus Trading sells gas to Auburndale Power Partners, LP and Progress Energy Florida, Inc., and buys gas through El Paso Merchant Energy, an affiliate of Southern Natural Gas. Refer to Section XIV.H.5.a., "Citrus Trading Contract Risk" for further information.

                  Citrus Trading makes sales pursuant to a blanket marketing certificate issued by FERC. The prices charged by Citrus Trading are not currently regulated by FERC. In a prior FERC proceeding, FERC had threatened to revoke Citrus Trading's blanket certificate, which would have prevented Citrus Trading from making sales for resale in interstate commerce at market rates, as opposed to cost-based rates (although Citrus Trading could make direct sales to end-users at market rates). By order dated June 25, 2003, FERC dismissed Citrus Trading from the proceeding, taking no action against it.

                  Citrus Energy Services is primarily in the business of providing operations and maintenance services to customers of Florida Gas and Citrus Trading. Due to increased insurance costs and pipeline integrity legislation that affects operators, Citrus Energy Services is in the process of exiting this business. The majority of the personnel operating Citrus Energy Services are direct employees of Florida Gas and to a lesser extent Citrus. Certain ENE entities provide management and support services to Citrus and its subsidiaries through an operating agreement that expired on June 30, 2001. Refer to Section IX.A.1.b., "Employees and Pipeline Services" for further information. Refer to Section XIV.H., "CrossCountry" for further information about Citrus and its subsidiaries.

                           (i)      EXPANSIONS.

                                    (A)      PHASE V EXPANSION. In April 2003,
Florida Gas completed its Phase V Expansion, which added approximately 167 miles of pipeline and approximately 133,000 hp of additional compression. The Phase V Expansion increased the Florida Gas pipeline system's capacity by approximately 428 BBtu/d. The cost of this project is estimated to be approximately $425 million, and is supported by incremental long-term firm transportation service agreements for substantially all incremental peak period capacity. As part of Florida Gas's Phase V Expansion, it acquired an undivided interest in Gulf South Pipeline Company's Mobile Bay lateral pipeline. This undivided interest gives the Florida Gas pipeline system approximately 300 BBtu/d of firm receipt capacity on the Mobile Bay lateral pipeline. This purchase was closed in March 2002, to coincide with the in-service date of the first stage of the Phase V Expansion, which occurred in April 2002. Additionally, Florida Gas constructed the necessary facilities to connect this lateral pipeline to its mainline in Mobile County, Alabama.

                                    (B)      PHASE VI EXPANSION. Florida Gas is
in the process of constructing approximately 33 miles of pipeline and approximately 18,600 hp of additional compression at existing compression stations, which will increase its summer capacity by approximately 121 BBtu/d. This expansion is estimated to cost approximately $100 million upon completion and is supported by incremental long-term firm transportation service agreements for substantially all incremental peak period capacity. FERC issued a preliminary determination approving all non-environmental matters on February 28, 2002, and Florida Gas received a final certificate approving the Phase VI Expansion on June 13, 2002. The initial stage of its Phase VI Expansion was placed in service on June 1, 2003, and, except for certain compression modifications, the remainder of the project was completed on November 1, 2003.

                                    (C)      FUTURE EXPANSIONS. Due to
increasing demand for natural gas in Florida, Florida Gas continues to pursue opportunities to expand its pipeline system to meet the growing market requirements. Florida Gas is currently evaluating future system enhancements and expansions.

                           (ii)     CUSTOMERS. As of December 31, 2002, the
Florida Gas pipeline system's peak period capacity was fully subscribed under firm transportation services agreements with approximately 140 customers. Florida Gas's pipeline system also has direct physical connections with Florida Gas's customers' local distribution systems and gas-fired electric generation facilities. Florida Gas predominantly serves two types of customers in Florida: electric generation and gas distribution. The electric generation customers, which account for approximately 80% of the total annual throughput on Florida Gas's pipeline system, have a seasonal load pattern characterized by higher summer demands, due to their air-conditioning load requirements. The gas distribution customers have a seasonal load pattern characterized by higher demands during the winter, due to the heating requirements of their residential and small commercial customers. Florida Gas also serves industrial customers in

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

Florida that take gas at a fairly constant rate during the year, as well as industrial customers that take gas on a seasonal basis.

                  Florida Gas's largest customers for 2002 were Florida Power and Light Company, which contracted for approximately 45% of revenues, and TECO Energy Inc. and its affiliates, which contracted for approximately 11% of revenues. Certain of Florida Gas's contracts have contingent termination or volume reduction rights. Although CrossCountry cannot assure that these rights will not be exercised, it does not anticipate that the exercise of these rights will have a material adverse impact on the financial condition of CrossCountry. Refer to Section XIV.H.1.d., "Maintenance and Expiration of Transportation Service Agreements" for further information.

                  Approximately 94% of Florida Gas's revenues for 2002 were derived from the reservation revenues that the customer must pay regardless of volumes shipped. The reservation revenues are based on contracted-for transport volumes priced at the reservation tariff rate, subject to certain rate caps. The remaining 6% of revenues were usage revenues that Florida Gas's customers paid based on the volumes that were scheduled. After giving effect to the Phase VI Expansion, Florida Gas's pipeline system will have a summer-time peak load capacity of approximately 2.1 BBtu/d, with an historical average annual throughput load factor of over 85%.

                  Florida Gas's firm capacity is contracted at a high level through 2006. Many of Florida Gas's firm contracts have a "seasonal tilt," meaning that customers contract for a larger transportation quantity during their peak usage months than during off-peak months. Thus, Florida Gas has a larger percentage of its firm capacity under contract during the summer than during the winter. Over 90% of Florida Gas's peak capacity is fully contracted through 2010. After completion of the Phase VI expansion, Florida Gas's firm transportation agreements will have a weighted length of service in excess of 12 years.

                           (iii)    SUPPLY. Florida Gas's pipeline system
primarily receives natural gas from natural gas producing basins in the Louisiana and Texas Gulf Coast, Mobile Bay and offshore Gulf of Mexico. In addition, Florida Gas's pipeline system operates and maintains more than 40 interconnects with major interstate and intrastate natural gas pipelines, which provide Florida Gas's customers access to most major natural gas producing regions in the contiguous 48 states of the United States and in Canada.

                           (iv)     CITRUS GOVERNANCE. ENE and Southern Natural
Gas, a subsidiary of El Paso, each currently owns 50% of the outstanding shares of Citrus. Following the contribution of ENE's interest in Citrus to CrossCountry Citrus Corp., Citrus will be owned equally by CrossCountry Citrus Corp. and Southern Natural Gas and will be governed by a six person board of directors, three of whom will be elected by CrossCountry Citrus Corp. and three of whom will be elected by Southern Natural Gas. Significant corporate governance, administration, transactions, policy, and operational decisions that affect Citrus and its subsidiaries must be approved by the Citrus board of directors, as required under the by-laws of Citrus and its subsidiaries. EOS, as operator, is responsible under the operating agreement for the day-to-day management of Citrus and the Florida Gas pipeline system. Refer to Section IX.A.1.b., "Employees and Pipeline Services" for further information.

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

                  ENE and El Paso are deemed "Principals" under the Capital Stock Agreement, that governs ownership and disposition of the shares of Citrus. Southern Natural Gas became a party to the Capital Stock Agreement in February 2003 upon the transfer from El Paso to Southern Natural Gas of the Citrus shares held by El Paso. On December 1, 2003, the Bankruptcy Court entered a final and non-appealable order approving the assumption and assignment of the Capital Stock Agreement to CrossCountry or its designee. Following assumption and assignment pursuant to the order, CrossCountry or its designee will become the Principal under the Capital Stock Agreement, and ENE will be relieved from any obligations under the Capital Stock Agreement in accordance with section 365 of the Bankruptcy Code.

                  The Capital Stock Agreement contains restrictions on the transfer of Citrus's stock. For example, a Principal, or a Subsidiary which holds the Citrus stock, may only transfer its Citrus stock to a Subsidiary, ("Subsidiary" is defined under the Capital Stock Agreement as an entity in which a Principal, either directly or indirectly, holds 100% of the capital stock entitled to vote in the election of directors). In the event that a Subsidiary of a Principal that owns Citrus stock ceases to be a Subsidiary of such Principal, the Citrus stock must be transferred back to the Principal.

                  In addition, the Capital Stock Agreement contains certain rights of first refusal, which provide that, subject to limited exceptions, if a Principal desires to sell its shares of Citrus stock, or the shares held by a Subsidiary of such Principal, to a non-affiliate for cash, such shares must first be offered to the other Principal, in accordance with the conditions and procedures outlined in the Capital Stock Agreement.

                  The Capital Stock Agreement also provides that if either Principal experiences a change of control as defined in the Capital Stock Agreement, the other Principal, known under the Capital Stock Agreement as the "Electing Principal," will have the option:

                  - to purchase for cash all of the Citrus stock owned by the Principal to which the change of control relates, known under the Capital Stock Agreement as the "Non-electing Principal"; or

                  - to require the Non-electing Principal to purchase for cash all of the Electing Principal's Citrus stock.

                  In either case, the Citrus stock must be purchased or sold for a purchase price determined in accordance with the Capital Stock Agreement.

                  c. NORTHERN PLAINS. CrossCountry will hold its interest in Northern Border Partners through Northern Plains. Northern Plains, directly and through its subsidiary, Pan Border, holds a general-partner interest of approximately 1.65%, and a limited-partner interest of approximately 1.06%, in Northern Border Partners.

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

                   NORTHERN BORDER PARTNERS OWNERSHIP STRUCTURE

                                    (GRAPH)

          -------------------           -------------------
              TransCanada                  CrossCountry(1)
           PipeLines Limited
          -------------------           -------------------
                        |                    |
                        |                    |
                        | 100%               |    100%
                -------------------------------------------------------
                  Northwest          Northern             Pan Border
                   Border         Plains Natural   100%      Gas
                  Pipeline         Gas Company   _______   Company
                   Company          1.0% G.P.             0.65% G.P.
                  0.35% G.P.        1.06% G.P.
                ------------------------------------------------------
                                         |
                                         |
                                         |
----------------------      --------------------------------
 TC PipeLines L.P.(2)        Northern Border Partners, L.P.        ------------
     TC PipeLines            Northern Border Intermediate    _____    Public
     Intermediate                 Limited Partnership               Unitholders
 Limited Partnership                                               ------------
----------------------      --------------------------------
  |                                       |
  |                                       |
  |                                       |
  |     -----------------------------------------------------------------
  |     |       |           |          |          |          |          |
  | 30% | 70%   | 100%      | 100%     | 100%     | 100%     | 100%     | 100%
  |     |       |           |          |          |          |          |
----------  ---------  ----------  ---------  ---------  ---------  ---------
Northwest    Viking    Midwestern  Crestone   Bear Paw    Border      Black
 Border       Gas         Gas       Energy     Energy    Midstream    Mesa
Pipeline     Trans-     Trans-     Ventures,   L.L.C.    Services,  Holdings,
Company     mission    mission      L.L.C.                 Ltd.        Inc.
            Company    Company
----------  ---------  ----------  ---------  ---------  ---------  ---------

--------------------
(1) After the CrossCountry Transaction, this entity may be a wholly owned subsidiary of CrossCountry Distributing Company.

(2) TC PipeLines Intermediate Limited Partnership is a subsidiary of TC PipeLines, LP. TC PipeLines, LP is a publicly traded partnership whose general partner, TC PipeLines GP, Inc., is a wholly owned subsidiary of TransCanada PipeLines Limited.

                  In addition to the distributions received by Northern Plains on its limited-partner interests, Northern Plains also receives an incentive distribution from Northern Border Partners as a result of its ownership of general-partner interests in Northern Border Partners. Under the incentive distribution provisions of the Northern Border Partners partnership agreement, the general partners are entitled to incentive distributions if the amount distributed in any quarter exceeds $0.605 per common unit ($2.42 per common unit annualized). The general partners are entitled to 15% of amounts distributed in excess of $0.605 per common unit, 25% of amounts distributed in excess of $0.715 per common unit ($2.86 per common unit annualized), and 50% of amounts distributed in excess of $0.935 per common unit ($3.74 per common unit annualized). The amounts that trigger incentive distributions at various levels are subject to adjustment in certain events, as described in the Northern Border Partners partnership agreement. The actual level of distributions Northern Plains will receive in the future will vary with the level of distributable cash determined in accordance with the Northern Border Partners partnership agreement. The level of distributable cash that Northern Border Partners receives from Northern Border Pipeline, its largest subsidiary, is subject to a cash distribution policy that can only be modified by unanimous approval which includes entities not controlled by CrossCountry.

                  Northern Plains and Pan Border control 82.5% of the voting power on the Northern Border Partners partnership policy committee, which directs the activities of Northern Border Partners. The remaining 17.5% voting power on the Northern Border Partners partnership policy committee is held by Northwest Border Pipeline Company, a subsidiary of TransCanada PipeLines Limited. Pursuant to services and operating agreements, Northern Plains and NBP Services provide operating and administrative services to Northern Border Partners.

                  Northern Border Partners owns a 70% general partner interest in Northern Border Pipeline. The remaining 30% general partner interest in Northern Border Pipeline is owned by TC Pipelines Intermediate Limited Partnership, a subsidiary of TC Pipelines, LP, a publicly traded partnership. Northern Border Pipeline owns and manages a 1,249-mile natural gas pipeline system. The Northern Border Pipeline system consists of 822 miles of 42-inch diameter pipe from the Canadian border to Ventura, Iowa, capable of transporting a total of approximately 2.4 TBtu/d; 30-inch diameter pipe and 36-inch diameter pipe, each approximately 147 miles in length, capable of transporting approximately 1.5 TBtu/d in total from Ventura, Iowa to Harper, Iowa; 226 miles of 36-inch diameter pipe and 19 miles of 30-inch diameter pipe capable of transporting approximately 844 BBtu/d from Harper, Iowa to Manhattan, Illinois (Chicago area); and 35 miles of 30-inch diameter pipe capable of transporting approximately 545 BBtu/d from Manhattan, Illinois to a terminus near North Hayden, Indiana.

                  Along the Northern Border Pipeline system there are 16 compressor stations with a total of 499,000 hp and measurement facilities to support the receipt and delivery of gas at various points. Other facilities include four field offices and a microwave communication system with 51 tower sites. In the year ended December 31, 2002, Northern Border Partners estimated that Northern Border Pipeline transported approximately 20% of the total amount of natural gas imported from Canada to the United States.

                  The Northern Border Pipeline system serves more than 50 firm transportation shippers with diverse operating and financial profiles. Based upon shippers' contractual obligations, as of December 31, 2002, 91% of the firm capacity was contracted by producers and marketers. The remaining firm capacity was contracted to local distribution companies (6%), interstate pipelines (2%) and end-users (1%). Assuming no extensions of existing contracts or execution of new contracts, approximately 70% of Northern Border Pipeline's capacity is under contract through December 31, 2004 and approximately 59% through December 31, 2005.

                  Midwestern, a subsidiary of Northern Border Partners, owns a 350-mile pipeline system extending from an interconnection with Tennessee Gas Transmission near Portland, Tennessee to a point of interconnection with several interstate pipeline systems near Joliet, Illinois. Midwestern's pipeline system serves markets in Chicago, Kentucky, southern Illinois, and Indiana. Midwestern's pipeline system consists of 350 miles of 30-inch diameter pipe with a capacity of approximately 650 BBtu/d for volumes transported from Portland, Tennessee to the north. There are seven compressor stations with a total of 69,070 hp.

                  Effective January 17, 2003, Northern Border Partners acquired Viking, including a one-third interest in Guardian Pipeline L.L.C., from Xcel Energy Inc. The Viking pipeline system extends from an interconnection with TransCanada near Emerson, Manitoba to an interconnection with ANR Pipeline Company near Marshfield, Wisconsin. Viking also has interconnections with NNG and Great Lakes Gas Transmission to serve markets in Minnesota, Wisconsin, and North Dakota. The Viking pipeline system consists of 499-miles of 24-inch diameter mainline pipeline with a design capacity of approximately 500 BBtu/d at the origin near Emerson, Manitoba and 300 BBtu/d at the terminus near Marshfield, Wisconsin, 95 miles of 24-inch mainline looping and 79 miles of smaller diameter lateral pipelines. There are eight compressor stations with a total of 68,650 hp. Based upon shipper contractual obligations as of December 31, 2002, approximately 72% of the firm transportation capacity is contracted by local

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distribution companies, 24% by marketers, and 4% by end-users. Viking's source of gas supply is the western Canadian sedimentary basin.

                  Through its ownership of Bear Paw Energy, LLC and Crestone Energy Ventures, Northern Border Partners has ownership interests in gathering systems in the Powder River, Wind River, and Williston basins and processing plants in the Wind River and Williston basins in the United States. Northern Border Partners also owns an interest in gathering pipelines in Alberta, Canada, through its subsidiary Border Midstream Services, Ltd. Northern Border Partners' subsidiary Black Mesa owns a 273-mile coal slurry pipeline and transports coal-water slurry via a pipeline in the southwestern United States. Northern Border Partners' gas gathering and processing segment provides services for the gathering, treating, processing and compression of natural gas and the fractionation of NGLs for third parties and related field services. Northern Border Partners does not explore for, or produce, crude oil or natural gas, and does not own crude oil or natural gas reserves. Refer to Section XIV.H.1.f., "Expansion of Northern Border Partners' Midstream Gas Gathering Business" for further information.

                  On October 24, 2003, Northern Border Partners announced that it recorded a non-cash charge in the third quarter 2003 of approximately $219 million to reflect asset and goodwill impairments for its natural gas gathering and processing business segment.

                  The impairment analyses were performed in accordance with Statement of Financial Accounting Standards (SFAS) No. 142, Goodwill and Other Intangibles and SFAS No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets. SFAS No. 142 applies to goodwill for consolidated subsidiaries and became effective January 1, 2002. Under the standard, companies no longer amortize goodwill but are required to perform annual assessments of whether the book value of the goodwill is impaired. As indicated in Northern Border Partners' second quarter 2003 10-Q, the annual SFAS No. 142 impairment test was accelerated from the fourth quarter of 2003 to the third quarter of 2003 due to lower throughput volumes experienced and anticipated in the Powder River gathering systems. Northern Border Partners also performed an analysis of the carrying value of all of the tangible assets in the natural gas gathering and processing business segment under SFAS No. 144. The impairment charges are comprised of approximately $76 million related to the tangible assets in the Powder River Basin and approximately $143 million for the goodwill related to Northern Border Partners' gas gathering and processing segment. (For further information, reference Northern Border Partners' report for third quarter 2003 on Form 10-Q.)

                  Additional information concerning the business of Northern Border Partners is contained in Northern Border Partners' 2002 annual report on Form 10-K, quarterly reports for the first, second and third quarters 2003 on Form 10-Q and current reports on Form 8-K, which are available in the "Related Documents" section at http://www.enron.com/corp/por/. For financial information on Northern Border Partners, refer to the consolidated financial statements of Northern Border Partners and related Management's Discussion and Analysis of Financial Condition and Results of Operations included in Northern Border Partners' annual report on Form 10-K. The Debtors did not prepare these reports, but they contain information which may be relevant to the Creditors' decision to approve the Plan.

         3.       COMPETITION

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                  The interstate Pipeline Businesses compete with other pipeline companies for transportation customers on the basis of transportation rates, access to competitively priced supplies of natural gas in markets served by the pipelines, and the quality and reliability of transportation services. The competitiveness of transportation services on a given pipeline to any market is generally determined by the total delivered natural gas price from a particular supply basin to the market served by the pipeline. The cost of transportation on the pipeline is only one component of the total delivered cost.

                  Overall, the interstate Pipeline Businesses' transportation volumes are also affected by factors such as the availability and economic attractiveness of other energy sources. Hydroelectric generation, for example, may become available based on ample snowfall and displace demand for natural gas as a fuel for electric generation. In providing interruptible and short-term transportation service, the interstate Pipeline Businesses also compete with released capacity offered by shippers holding firm contract capacity on their pipelines.

                  a. TRANSWESTERN. Transwestern competes with several interstate pipelines to serve the California market. These major competitors are Pacific Gas and Electric-Gas Transmission Northwest Corporation, Kern River, El Paso Natural Gas, and Southern Trails Pipeline Company. Pacific Gas and Electric-Gas Transmission Northwest Corporation transports western Canadian supplies and Kern River transports Rocky Mountain supplies to the California markets. Like Transwestern, El Paso Natural Gas transports southwest United States supplies from the San Juan, Permian, and Anadarko basins to the California border. Southern Trails Pipeline Company carries approximately 80 BBtu/d from the San Juan area to the California border. Transwestern's pipeline capacity currently represents approximately 15% of the available pipeline capacity to the California markets. Transwestern and El Paso Natural Gas are the only interstate pipelines that currently serve the Arizona and New Mexico markets.

                  Based upon publicly available information Kern River has completed an expansion that increased its capacity capable of reaching the California border by approximately 900 BBtu/d. The Kern River expansion was placed in-service May 1, 2003. El Paso Natural Gas received FERC approval to complete its "Power Up" Project adding additional transportation capacity of 320 BBtu/d to the California border by April 1, 2005. When the primary term of Transwestern's firm contracts expire, competition from Kern River and El Paso Natural Gas may have a material adverse effect on Transwestern's ability to extend its contracts at maximum tariff rates. Refer to Section XIV.H.1.d., "Maintenance and Expiration of Transportation Service Agreements" for further information.

                  b. CITRUS. Historically, the Florida Gas pipeline system has been the only interstate natural gas pipeline system serving peninsular Florida. This changed on May 28, 2002, when Phase I of the Gulfstream expansion was placed into service. Gulfstream is sponsored by a joint venture of Duke Energy Corporation and The Williams Companies. According to Gulfstream's press releases, Phase I of the Gulfstream project consists of a 581-mile pipeline system that originates near Pascagoula, Mississippi and Mobile, Alabama and traverses the Gulf of Mexico to Florida, coming onshore near Tampa in Manatee County, Florida. Gulfstream's filings with FERC report that Gulfstream has firm contracts for over approximately 300 BBtu/d on a pipeline with a certificated capacity of approximately 1 TBtu/d. CrossCountry understands that Gulfstream has direct connections with six of Florida Gas's customers.

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                  Gulfstream has interconnects with Florida Gas's pipeline
system in Hardee and Osceola Counties, Florida. Gulfstream has proposed a Phase II expansion across central Florida, which would ultimately extend its pipeline system to Palm Beach County. Gulfstream's Phase II expansion was originally scheduled to be placed into service on or about June 1, 2003, but Gulfstream has delayed the Phase II expansion in-service date.

                  In a May 30, 2003 press release, Gulfstream announced the execution of a 23-year firm transportation agreement with Florida Power & Light Company in which Gulfstream will provide up to 350 BBtu/d of firm gas transportation service for their planned Martin and Manatee repowering projects in mid-2005.

                  Gulfstream's primary future target markets are expected to be gas-fired electric generation projects that are anticipated to be developed over the next 10 years. Gulfstream's proposed tariff rates after the completion of its Phase II expansion are expected to be comparable to Florida Gas's incrementally priced firm transportation service rate schedule (FTS-2). Gulfstream may directly compete with Florida Gas to serve several customers. This would not affect the collection of the reservation revenues on Florida Gas's current contracts, but it could impact the usage of Florida Gas's facilities. CrossCountry believes that Florida Gas's contracts expiring prior to 2015 (FTS-1 contracts) will not be materially impacted by Gulfstream, as the reservation rates under these contracts are lower than Gulfstream's current tariff. However, when the primary terms of the first FTS-2 contracts expire in 2015, competition from Gulfstream may have a material adverse effect on Florida Gas's ability to extend such contracts at maximum tariff rates. Refer to Section XIV.H.1.d., "Maintenance and Expiration of Transportation Service Agreements" for further information.

                  Florida Gas also serves the Florida panhandle, where it competes with Gulf South Pipeline Company and the natural gas transportation business of the South Georgia system, which is owned by Southern Natural Gas. Florida Gas faces additional competition to a lesser degree, from alternate fuels, including residual fuel oil, in the Florida market, as well as from proposed LNG facilities.

                  c. NORTHERN PLAINS. Northern Border Pipeline and Viking compete with other pipeline companies that transport natural gas from the western Canadian sedimentary basin or that transport natural gas to end-use markets in the midwest United States. Their competitive positions are affected by the availability of Canadian natural gas for export, the availability of other sources of natural gas and demand for natural gas in the United States. Demand for transportation services on these pipeline systems is affected by natural gas prices, the relationship between export capacity and production in the western Canadian sedimentary basin, and natural gas shipped from producing areas in the United States. Shippers of natural gas produced in the western Canadian sedimentary basin also have other options to transport Canadian natural gas to the United States, including transportation on the Alliance Pipeline and TransCanada's pipeline system, through various interconnects with U.S. interstate pipelines or to markets on the west coast of the United States.

                  Midwestern can receive and deliver gas at either end of its pipeline system, which makes it a header pipeline system. Consequently, Midwestern faces competition from multiple supply sources and interstate pipelines. In the Chicago market, Midwestern competes with

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pipelines transporting gas from the Gulf Coast and the mid-continent and gas sourced from Canada. In the Indiana and Western Kentucky markets, Midwestern competes primarily against pipelines transporting gas from the Gulf Coast and mid-continent into these markets.

         4.       DEMAND FOR NATURAL GAS PIPELINE TRANSPORTATION CAPACITY

                  The long-term financial condition of the Pipeline Businesses is dependent on the continued availability of economic natural gas supplies. Natural gas reserves may require significant capital expenditures by others for exploration and development drilling and the installation of production, gathering, storage, transportation, and other facilities that permit natural gas to be produced and delivered to pipelines that interconnect with the Pipeline Businesses' pipeline systems. Low prices for natural gas, regulatory limitations or the lack of available capital for these projects could adversely affect the development of additional reserves and the production, gathering, storage, and pipeline transmission of natural gas supplies.

                  Each of the interstate Pipeline Businesses also depends on the level of demand for natural gas in the markets the interstate Pipeline Businesses serve. The volumes of natural gas delivered to these markets from other sources affect the demand for both the natural gas supplies and the use of the pipeline systems. Demand for natural gas to serve other markets also influences the ability and willingness of shippers to use the interstate Pipeline Businesses' systems to meet demand in the markets that the interstate Pipeline Businesses serve.

                  A variety of factors could affect the demand for natural gas pipeline capacity in the markets that the interstate Pipeline Businesses serve. These factors include:

                  -        economic conditions;

                  -        fuel conservation measures;

                  -        alternative energy availability and prices;

                  -        gas storage inventory levels;

                  -        climatic conditions;

                  -        government regulation; and

                  - technological advances in fuel economy and energy generation devices.

                  The interstate Pipeline Businesses' primary exposure to market risk occurs at the time existing transportation contracts expire and are subject to renegotiation. A key determinant of the value that customers can realize from firm transportation on a pipeline is the basis differential or market price spread between two points on the pipeline and/or competition from other pipelines or other fuels. The difference in natural gas prices between the points along the pipeline where gas enters and where gas is delivered represents the gross margin that a customer can expect to achieve from holding transportation capacity at any point in time. This margin and its variability become important factors in determining the rates customers are willing to pay when they renegotiate their transportation contracts. The basis differential between markets can

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be affected by trends in production, available capacity, storage inventories, weather, and general market demand in the respective areas.

                  CrossCountry cannot predict whether these or other factors will have an adverse effect on demand for use of the interstate Pipeline Businesses to be contributed to CrossCountry or how significant that adverse effect could be. Refer to Section XIV.H.1.i., "Significant Decrease in Demand for Natural Gas" for further information.

         5.       SEASONALITY

                  Transwestern's demand is not distinguished by strong seasonal patterns. Demand for delivery capacity to the western market is impacted by natural gas requirements for electric generation in the Southwest region, which can be significantly impacted by high/low hydro-electric power generation levels available from the Pacific Northwest. Management of storage fields in California allow utilities to levelize peak demand for natural gas. Demand for delivery capacity to the eastern market can be impacted by electric generation gas requirements in the Texas intrastate markets for summer air conditioning loads and by demand for winter heating gas requirements in the Midwestern markets. With minor exceptions, Transwestern's long-term transportation agreements are not subject to seasonal fluctuations in demand revenues.

                  Florida Gas has experienced significant fluctuation in seasonal demand for natural gas transportation into Florida, with historically the highest throughput occurring from May through September. Florida Gas's contracted for base capacity peaks in the summer to coincide with the electric load needed to provide air conditioning in the Florida market. In spite of seasonal fluctuations, Florida Gas's pipeline system has consistently exceeded an annual pipeline throughput load factor of over 85%. However, because of the straight-fixed variable (SFV) rate design implemented in 1993, these seasonal fluctuations have not had a material impact on Florida Gas's revenues or net income. For the last several years, the higher cost of competing fuel to Florida Gas's customers has created additional demand for natural gas, and the pipeline throughput has remained at high levels effectively year round; however, price differentials between competing fuels and natural gas fluctuate on a periodic basis. CrossCountry cannot predict whether or to what extent these conditions will continue.

                  Throughput on Northern Border Partners' pipelines may experience seasonal fluctuations depending upon the level of winter heating load demand or summer electric generation usage in the markets served by the pipeline systems. However, since approximately 98% of the agreed upon cost of service for these pipelines is attributable to demand charges, Northern Border Partners' revenues are not impacted materially by such seasonal throughput variations.

         6.       REGULATORY ENVIRONMENT

                  The interstate Pipeline Businesses to be contributed to CrossCountry pursuant to the formation transactions are regulated by FERC under the Natural Gas Act of 1938 and the Natural Gas Policy Act of 1978. Generally, FERC's authority extends to:

                  -        transportation of natural gas;

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                  -        rates and charges;

                  - certification and construction or acquisition of facilities;

                  -        abandonment of facilities;

                  -        initiation and discontinuation of service;

                  -        maintenance of accounts and records;

                  - relationships between pipelines and their marketing affiliates;

                  -        terms and conditions of service; and

                  -        depreciation and amortization policies.

                  FERC regulates the rates and charges for transportation in interstate commerce. Natural gas companies may not charge rates exceeding rates determined to be just and reasonable by FERC. Generally, rates for interstate pipelines are based on the applicable pipeline's cost of service, including recovery of, and a return on, the pipeline's actual historical net investment. In addition, FERC prohibits natural gas companies from unduly preferential or discriminatory treatment of any person with respect to pipeline rates or terms and conditions of service. Some types of rates may be discounted without further FERC authorization and rates may be negotiated subject to FERC approval. The rates and terms and conditions for service are found in FERC approved tariffs. Under its tariff, an interstate pipeline is allowed to charge for its services on the basis of stated transportation rates. Transportation rates are established periodically in FERC proceedings known as rate cases. The tariff also allows the interstate pipeline to provide services under negotiated and discounted rates.

                  The fees or rates established under the interstate Pipeline Businesses' tariffs are a function of their costs of providing services to their customers, including a reasonable return on invested capital; consequently, their financial results have historically been relatively stable. However, these results can be subject to volatility due to factors such as weather, changes in natural gas prices and market conditions, regulatory actions, competition, and the creditworthiness of customers. From time to time, the interstate Pipeline Businesses file to make changes to their tariffs to clarify provisions, to reflect current industry practices and to reflect recent FERC changes in regulations and other rulings. Refer to Section XIV.H.1.c., "FERC Imposed Tariff Adjustments" for further information.

                  FERC Order No. 636 required interstate natural gas pipelines that perform open access transportation under blanket certificates to "unbundle" or separate their traditional merchant sales services from their transportation and storage services. In addition Order No. 636 required pipelines to provide comparable transportation and storage services with respect to all natural gas supplies, whether such natural gas is purchased from the pipeline or from other merchants such as marketers or producers. Each interstate natural gas pipeline is required to separately state the applicable rates for each unbundled service. Except for certain marketing subsidiaries, the Pipeline Businesses proposed to be contributed to CrossCountry pursuant to the

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formation transactions do not provide merchant services, except for
Transwestern, which provides sales service to certain small customers.

                  On February 9, 2000, FERC issued Order No. 637, which amended specified regulations governing interstate natural gas transmission companies in response to the development of more competitive markets for natural gas and the transportation of natural gas. Among other things, FERC Order No. 637 revised FERC pricing policy by waiving price ceilings for short-term released interstate pipeline transportation capacity for a two-year period (which expired on September 30, 2002), and effected changes in FERC regulations relating to interstate transportation scheduling procedures, capacity segmentation, pipeline penalties, rights of first refusal and information reporting. Most major aspects of Order No. 637 are pending judicial review. It is uncertain whether and to what extent FERC's market reforms will survive judicial review and, if so, whether FERC's actions will achieve the goal of further increasing competition in natural gas markets. The final rule also required the posting of corporate and pipeline organizational charts, names, and job descriptions. The reporting requirements became effective September 1, 2000.

                  The interstate Pipeline Businesses are also subject to the requirements of FERC Order Nos. 497 and 566, which prohibit preferential treatment by an interstate natural gas pipeline of its marketing affiliates and govern the information an interstate natural gas pipeline can provide to its marketing affiliates. On September 27, 2001, FERC issued a NOPR in Docket No. RM01-10 in which it proposed new standards of conduct that would apply uniformly to natural gas pipelines and public utilities transmitting electricity. FERC is proposing one set of standards to govern relationships between such regulated natural gas and electric transmission providers and all energy affiliates. Should a final rule be issued in this proceeding, the interstate Pipeline Businesses to be contributed to CrossCountry pursuant to the formation transactions may be subject to standards that could result in additional costs and separation of functions and staffing with its affiliates. In May 2002, FERC held a technical conference on the proposed rulemaking. To date, FERC has not acted on the proposal.

                  On July 17, 2002, FERC issued a Notice of Inquiry Concerning Natural Gas Pipeline Negotiated Rate Policies and Practices in Docket No. PL02-6-000. Subsequently, FERC issued an order on July 25, 2003, modifying its prior policy on negotiated rates. FERC ruled that it would no longer permit the pricing of negotiated rates based upon natural gas commodity price indices. Negotiated rates based upon such indices may continue until the end of the contract period for which such rates were negotiated, but such rates will not be prospectively approved by FERC. FERC also imposed certain requirements on other types of negotiated rate transactions to ensure that the agreements embodying such transactions do not materially differ from the terms and conditions set forth in the tariff of the pipeline entering into the transaction. Since the Pipeline Businesses do not derive a significant source of their revenues from negotiated rate transactions, this FERC ruling is not expected to have a material effect on their businesses.

                  Recent FERC orders in proceedings involving other natural gas pipelines have addressed certain aspects of the pipelines' creditworthiness provisions set forth in their tariffs. In addition, industry groups such as the Northern American Energy Standards Board are studying creditworthiness standards and may recommend that FERC promulgate changes in such

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standards on an industry-wide basis. The enactment of some of these recommendations may have the effect of easing certain creditworthiness standards and parameters currently reflected in the interstate Pipeline Businesses' tariffs. Recent FERC orders have indicated, however, that pipelines are free to negotiate credit terms relative to the construction of new facilities by a pipeline, which are then effective for the term of the contract and are not superceded by tariff provisions once the facilities are completed. At this stage of the rulemaking proceedings, however, CrossCountry cannot predict what changes may be required, if any, or the ultimate impact, if any, such changes would have on the Pipeline Businesses.

                  On August 1, 2002, FERC issued a NOPR in Docket No. RM02-14-000 regarding the regulation of the cash management practices of the natural gas and other companies that it regulates. On June 26, 2003, FERC issued an interim rule in that proceeding that amended FERC's regulations to provide for documentation requirements for cash management programs and to implement new reporting requirements. Specifically, under the interim rule, all cash management agreements between regulated entities and their affiliates must be in writing, must specify the duties and responsibilities of cash management participants and administrators, must specify the methods for calculating interest and for allocating interest income and expense, and must specify any restrictions on deposits or borrowings by participants. A FERC-regulated entity must file with FERC any cash management agreements to which it is a party, as well as any subsequent changes to such agreements. In addition, a FERC-regulated entity must notify FERC when its proprietary capital ratio falls below 30%. Such notification must include the entity's proprietary capital ratio, the significant event(s) or transaction(s) that contributed to the proprietary capital ratio falling below 30%, the extent to which the entity has amounts loaned or advanced to others within its corporate group through its cash management program, and plans, if any, to raise its proprietary capital ratio. The entity is also required to notify FERC when the entity's proprietary capital ratio subsequently returns to or exceeds 30%. This FERC ruling is not expected to have a material effect on CrossCountry.

                  Also on August 1, 2002, FERC's Chief Accountant issued an Accounting Release providing guidance on how companies should account for money pool arrangements and the types of documentation that should be maintained for these arrangements. However, the Accounting Release did not address the proposed requirement that a FERC-regulated entity maintain a minimum proprietary capital balance of 30% and that the entity and its parent have investment-grade credit ratings. Requests for rehearing were filed on August 30, 2002. FERC has not yet acted on the rehearing requests. Although it cannot predict the outcome of the rehearing, CrossCountry does not expect that FERC's proposed accounting rules/guidance will have a material adverse impact on the interstate Pipeline Businesses' cash management practices.

                  The Pipeline Safety Improvement Act of 2002, Public Law 107-355, was signed into law on December 17, 2002, providing guidelines in the areas of risk analysis and integrity management, public education programs, verification of operator qualification programs and filings with the National Pipeline Mapping System. The Pipeline Safety Improvement Act of 2002 requires pipeline companies to perform integrity assessments on pipeline segments that exist in high population density areas or near specifically identified sites that are designated as high consequence areas. Pipeline companies are required to perform the integrity assessments within ten years of the date of enactment and must perform subsequent integrity assessments on a seven-year cycle. At least 50% of the highest risk segments must be assessed within five years

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of the enactment date. The risk ratings are based on numerous factors, including the population density in the geographic regions traversed by a particular pipeline, as well as other factors related to the condition of the pipeline and its protective coating and the pipeline segment's susceptibility or vulnerability to various other integrity threats, such as third-party damage. Assessments will consist of hydrostatic testing, internal electronic testing, or direct assessment of the piping. In addition, within one year of the law's enactment, the Pipeline Businesses' operator qualification programs, in force since the mandatory compliance date of October 2002, must also conform to standards the DOT is responsible for providing. The regulations implementing the Pipeline Safety Improvement Act of 2002 are not yet final. Rules on integrity management, direct assessment usage, and the operator qualification standards are mandated by the Pipeline Safety Improvement Act of 2002 to be completed by December 17, 2003. CrossCountry cannot predict the outcome or impact of these rules and regulations. The interstate Pipeline Businesses have made the required filings with the national Pipeline Mapping System, and have reviewed and revised their Public Education Program, both as required by the Pipeline Safety Improvement Act of 2002.

                  Additional proposals that might affect the natural gas pipeline industry are considered from time to time by Congress, FERC, the DOT, other Federal agencies, state regulatory bodies, and the courts. CrossCountry cannot predict when or if any new proposals might be implemented or, if so, how CrossCountry's Pipeline Businesses might be impacted.

                  CrossCountry is a subsidiary of ENE, a holding company under PUHCA. On December 31, 2003, ENE, Stephen Forbes Cooper, LLC and PGE Trust, an entity that may be formed in the future, filed an application under Section 3(a)(4) of PUHCA. This application claims, for each of the applicants, an exemption as a public utility holding company based on the temporary nature of the applicants' current or proposed interest in PGE under the Plan. Under
Section 3(c) of PUHCA, ENE and the other applicants are entitled to a temporary exemption from PUHCA until the SEC has acted on the Section 3(a)(4) application. The temporary exemption also extends to ENE's subsidiaries whether or not they are Debtors. If ENE cannot maintain an exemption under PUHCA and it must register as a holding company, ENE and its subsidiaries, including CrossCountry, may become subject to additional regulation by the SEC under PUHCA with respect to certain matters, including transactions with ENE and its subsidiaries. Refer to Section XIV.E.2., "PUHCA" for further information.

                  a. TRANSWESTERN. In January 2002, FERC initiated an audit of Transwestern's compliance with FERC's accounting and reporting requirements and regulations, including requirements and regulations relating to cash management practices. On September 8, 2003, FERC issued an order finding that the audit did not identify any instances of non-compliance with such requirements and regulations.

                  On July 27, 1995 and on October 16, 1996, respectively, FERC approved Transwestern's 1995 Global Settlement and 1996 Mini-Settlement (Docket Nos. RP95-271, et al.) resolving all issues related to Southern California Gas's turnback of capacity, all outstanding issues in the Transwestern's Order 636 restructuring proceeding, its pending certificate proceedings relating to the abandonment of gathering facilities and other rate proceedings. The Global and Mini-Settlements established rates applicable to seven shippers (or their successors) specified as Current Firm Customers in Transwestern's tariff. The rates applicable to the Current

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Firm Customers were originally lower than the maximum tariff rates applicable to other customers, but escalate each year based on inflation, with a minimum annual increase of 2% and a maximum annual increase of 5%. The Global Settlement also provided that, effective November 1, 2001, Transwestern would be at risk for recovery of all costs assigned to unsubscribed capacity.

                  Transwestern has completed its transition under Order No. 636, unbundling its transportation services and eliminating its sales service obligation as required by Order 636. Transwestern's tariff formula was designed to recover a cost of service that would reflect an 11.50% return on equity with a pre-tax return of 14.65%. These returns were part of Transwestern's 1994 rate case settlement.

                  In Order No. 637, FERC made changes to its current regulatory model to enhance the effectiveness and efficiency of gas markets as they have evolved since Order No. 636. On August 17, 2000, and again on December 21, 2002, Transwestern filed changes to its tariff to comply with Order No. 637. In an order issued October 10, 2002, FERC found that Transwestern had generally complied with Order No. 637 and required Transwestern to file tariff sheets in compliance with the October 10, 2002 Order. On November 12, 2002, Transwestern made its filing in compliance with the October 10, 2002 Order. The compliance filing was accepted by a FERC order issued on December 30, 2002 with tariff sheets effective January 1, 2003.

                  In February 2001, Transwestern filed negotiated rate transactions in Docket Nos. RP97-288-009, 010, 011 and 012 with Sempra Energy Trading and Richardson Products Company containing index based rates. On March 2, 2001, FERC issued an order accepting Transwestern's negotiated rates transactions in the above-referenced proceedings, subject to refund and subject to a further FERC order on the merits. On July 26, 2001, FERC issued an order setting these proceedings for an expedited hearing, which was held on August 29, 2001. Based on the testimony and other evidence presented at the hearing, the presiding administrative law judge issued findings of fact and law favorable to Transwestern. Subsequent to the filing of these negotiated rate transactions, Transwestern filed additional negotiated rate transactions in other dockets. FERC also accepted those transactions, subject to refund and subject to the outcome of the proceedings in Docket Nos. RP97-288-009, 010, 011 and 012. On July 17, 2002, FERC issued an order that rejected the findings of the administrative law judge and that required Transwestern to refund the amounts by which the negotiated rate transactions with Sempra Energy Trading and Richardson Products Company exceeded Transwestern's applicable maximum tariff rates. In the order, FERC states that Transwestern violated the terms of its FERC gas tariff and its website. The focus of the order was Transwestern's pricing of transportation service based on differentials in commodity price indices. FERC precluded Transwestern from entering into new contracts priced on that basis for a one-year period, which expired July 17, 2003. Transwestern subsequently negotiated with its customers a settlement of all pending negotiated rate proceedings with the exception of the rate proceedings in connection with the Red Rock expansion project. This settlement has been approved by FERC and Transwestern made the refunds of approximately $9.9 million (including interest of $1.1 million), required by the settlement on March 14, 2003.

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                  The Red Rock expansion contracts provide for a one part fixed demand rate that is not tied to differentials in commodity price indices. Although the Red Rock expansion contracts do not involve index-based pricing, they do provide for pricing in excess of Transwestern's maximum rates. If FERC changes its current policy permitting such pricing, Transwestern may be required to modify the rates payable under those agreements and make refunds of amounts already collected in excess of maximum tariff rates.

                  On March 29, 2001, Transwestern filed with FERC a Section 7(b)/7(c) application for Transwestern's Red Rock expansion requesting permission and approval to: (1) abandon in-place existing units totaling 49,500 hp at Transwestern's pipeline Stations 1, 2, 3, and 4, and (2) install a 41,500 hp unit at each station, resulting in approximately 150,000 MMBtu/d of incremental firm capacity from Thoreau, New Mexico to the California border. Transwestern received a FERC order dated July 16, 2001 approving its application request, and commenced construction on December 26, 2001. On November 26, 2001, Transwestern filed a request with FERC to extend the construction completion date for Station 4 to July 16, 2003. Transwestern does not anticipate that it will place Station 4 in-service under this authorization. The Red Rock expansion was placed in-service on June 15, 2002.

                  On August 1, 2002, FERC issued an Order to Respond in Docket No. IN02-6-000. The August 1, 2002 Order required Transwestern to provide, within 30 days of the date of the August 1, 2002 Order, written responses stating why FERC should not find that Transwestern: (1) violated FERC's Uniform System of Accounts by failing to maintain written cash management agreements with their parent company; (2) acted imprudently in entering into certain secured loan arrangements; and (3) should be prohibited from passing costs arising from such loans and arrangements on to ratepayers in future rate proceedings before FERC. On September 3, 2002, Transwestern filed a written response with FERC. On October 31, 2002, FERC issued an Order Approving Stipulation and Consent Agreement approving a Stipulation and Consent Agreement between FERC's Chief Accountant, Division of Enforcement and Investigations, Office of Market Oversight and Investigations, and Transwestern. The stipulation provides, among other things, that: (a) Transwestern will comply with the final rule regarding written cash management practices resulting from FERC's NOPR, Regulation of Cash Management Practices, in Docket No. RM02-14-000 issued August 1, 2002; (b) Transwestern will not include the costs associated with the $550 million loan entered into by Transwestern on November 13, 2001 in any future rate proceedings before FERC; and (c) FERC reserves the right to determine, in any future proceeding under Section 4 of the Natural Gas Act, whether the costs associated with any future refinancing of the $550 million loan entered into by Transwestern on November 13, 2001 are just and reasonable.

                  On November 21, 2002, the "Indicated Shippers" filed a request for clarification and/or rehearing of the October 31, 2002 Order. The Indicated Shippers contend that language in the October 31, 2002 Order is inconsistent with the terms of the stipulation. Specifically, the Indicated Shippers argue that certain language in the October 31, 2002 Order would preclude Transwestern from passing through to its rate payers the costs of any refinancing or replacement of the original $550 million loan, while the stipulation itself contains no such prohibition. On December 2, 2002, Transwestern filed a response to the Indicated Shippers' pleading, which sets forth Transwestern's arguments that there is no such inconsistency, and, alternatively, if such an inconsistency does exist, it must be resolved in favor of the language in the stipulation. FERC

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has not yet acted on either the Indicated Shippers' request for clarification and/or rehearing or Transwestern's response to such request.

                  Transwestern has entered into compression services agreements with ECS, a non-Debtor ENE affiliate, and continues to perform under the terms of such agreements. The agreements require ECS to provide electric horsepower capacity and related horsepower hours to be used to operate the Bisti, Bloomfield, and Gallup electric compressor stations located in New Mexico for which Transwestern pays ECS a compression service charge in cash and in volumes of natural gas. In addition, ECS is required to pay Transwestern a monthly operating and maintenance fee to operate and maintain certain equipment owned by ECS at the facilities. On March 26, 2003, FERC issued a show cause order to ECS that required ECS to demonstrate why it did not violate the terms of its blanket natural gas marketing authorization from FERC when ECS allegedly engaged in certain transactions on the EnronOnline(R) electronic trading platform. On June 25, 2003, FERC issued an order that revoked ECS's blanket authorization. However, this order also provided ECS limited authorization for the sole use of marketing gas entitlements accrued under ECS's existing compression services agreements, which include the agreements ECS has entered into with Transwestern.

                  Under the terms of Transwestern's 1995 Global Settlement and 1996 Mini-Settlement discussed above, Transwestern is required to file a rate case with FERC to become effective no later than November 2006. Refer to Section XIV.H.1.c., "FERC Imposed Tariff Adjustments" for further information about the risks inherent in FERC rate reviews.

                  b. CITRUS. In a series of orders issued in 1993, FERC approved Florida Gas's FERC Gas Tariff, Third Revised Volume No. 1, pursuant to which Florida Gas implemented the provisions of FERC Order No. 636 on November 1, 1993. The Order No. 636 tariff provided for unbundled firm and interruptible transportation services in Florida Gas's Western Division (Texas, Louisiana, Mississippi and Alabama) and Florida Gas's Market Area (Florida) and implemented the SFV rate design required by Order 636.

                  Florida Gas is currently subject to an audit by FERC of Florida Gas's compliance with FERC's accounting and reporting requirements and regulations, including, without limitation, requirements and regulations relating to cash management practices. FERC has submitted numerous data requests as part of that audit, and Florida Gas has responded to each of those data requests. It is currently not known whether the audit has been completed or what further information, if any, may be requested in connection with such audit or what the ultimate conclusions or results of such audit will be.

                  On March 1, 1995, Florida Gas placed into service its Phase III Expansion, which increased Florida Gas's market area capacity by approximately 530 BBtu/d to a total of approximately 1.4 TBtu/d. Because the cost of the much needed expansion, if rolled into existing rates, would have resulted in a rate increase to existing customers disproportionate to benefits they received, firm market area transportation service through the additional capacity is provided pursuant to an incrementally priced rate schedule, FTS-2. Florida Gas maintains separate accounting records and establishes separate maximum tariff rates for service through the capacity existing prior to the Phase III Expansion and for service through the capacity created by the Phase III Expansion and subsequent expansions.

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                  Florida Gas currently offers firm and interruptible
transportation service in its Western Division under Rate Schedules FTS-WD and ITS-WD, respectively. Florida Gas offers firm transportation service into its Market Area under Existing System Rate Schedules SFTS (for certain small customers) and FTS-1, and under Incremental System Rate Schedule FTS-2. In addition, Florida Gas offers market area interruptible transportation under Rate
Schedule ITS-1. Florida Gas also offers a system-wide balancing service, when operating conditions permit, under Rate Schedule PNR.

                  Florida Gas's currently effective maximum tariff rates were established pursuant to the settlement of Florida Gas's Natural Gas Act Section 4 rate case filed in Docket No. RP96-366. Customers receiving service under Rate Schedule FTS-2, however, are being charged rates that currently are less than the maximum tariff rates applicable to Rate Schedule FTS-2 as a result of a discount agreed to in the settlement reached in Florida Gas's Phase IV Expansion proceeding and provisions in FERC orders in subsequent expansion proceedings. Pursuant to the rate case settlement and the Phase IV Settlement, Florida Gas filed a Natural Gas Act Section 4 rate case on October 1, 2003. Refer to Section XIV.H.1.c., "FERC Imposed Tariff Adjustments" for further information about the risks inherent in FERC rate reviews.

                  On December 1, 1998, Florida Gas filed a Natural Gas Act
Section 7 certificate application with FERC in Docket No. CP99-94-000 to construct 205 miles of pipeline in order to extend the pipeline to Ft. Myers, Florida and to expand capacity by approximately 272,000 MMBtu/d (Phase IV Expansion). Expansion costs were estimated at $351 million. Florida Gas requested that expansion costs be rolled into the rates applicable to FTS-2 (Incremental Expansion) service. On June 2, 1999, Florida Gas filed a Stipulation and Agreement (Phase IV Settlement) which resolved all non-environmental issues raised in the certificate proceeding and modified the Rate Case Settlement to provide that Florida Gas could not file a general rate case to increase its base tariff rates prior to October 1, 2001 (except in certain limited circumstances), but was required to file a general rate case no later than October 1, 2003. The Phase IV Settlement was approved by FERC by order issued July 30, 1999, and became effective thirty days after the date that Florida Gas accepted an order issued by FERC approving the Phase IV Expansion project.

                  On August 23, 1999, Florida Gas amended its application on file with FERC to eliminate a portion of the proposed facilities (that would be delayed until the Phase V Expansion). The amended application reflected the construction of 139.5 miles of pipeline and an expansion of capacity in order to provide incremental firm service of approximately 196,405 MMBtu on an average annual day, with estimated project costs of $262 million. The Phase IV Expansion was approved by a FERC order issued February 28, 2000, and accepted by Florida Gas on March 29, 2000. The Phase IV Expansion was placed in service on May 1, 2001. Total costs through December 31, 2002 were $244 million.

                  On December 1, 1999 Florida Gas filed a Natural Gas Act
Section 7 certificate application with FERC in Docket No. CP00-40-000 to construct 215 miles of pipeline and 90,000 hp of compression and to acquire an undivided interest in the existing Mobile Bay Lateral owned by Koch Gateway Pipeline Company (now Gulf South Pipeline Company, LP), in order to expand the system capacity to provide incremental firm service to several new and existing customers of approximately 270,000 MMBtu on an average annual day (Phase V Expansion).

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Expansion and acquisition costs were estimated at $437 million. Florida Gas requested that expansion costs be rolled into the rates applicable to FTS-2 (Incremental Expansion) service. On August 1, 2000 and September 29, 2000, Florida Gas amended its application on file with FERC to reflect the withdrawal of two customers, the addition of a new customer and to modify the facilities to be constructed. The amended application reflected the construction of 167 miles of pipeline and 133,000 hp of compression to create additional capacity to provide approximately 306 MMBtu/d of incremental firm service. The estimated cost of the revised project was $462 million. The Phase V Expansion was approved by FERC order issued July 27, 2001, and accepted by Florida Gas on August 7, 2001. Portions of the project were placed in service from December 2001 through December 2002, with the remainder of the Phase V Expansion placed in service in April 2003. Total estimated costs for the project are $425 million.

                  On November 15, 2001, Florida Gas filed a Natural Gas Act
Section 7 certificate application with FERC in Docket No. CP02-27-000 to construct 33 miles of pipeline and 18,600 hp of compression in order to expand the system to provide incremental firm service to several new and existing customers of approximately 85,000 MMBtu on an average annual day. Expansion costs are estimated at $100 million. Florida Gas requested the expansion costs be rolled into rates applicable to FTS-2 service. The application was approved by FERC order issued on June 13, 2002, and accepted by Florida Gas on July 19, 2002. Clarification was granted and a rehearing request of a landowner was denied by FERC Order of September 3, 2002. Construction is underway, and the first phase of the Phase VI Expansion was placed in-service on June 1, 2003. Except for certain compression modifications, the remainder of the Phase VI Expansion was placed in service on November 1, 2003.

                  By order on rehearing issued February 26, 2003, in Florida Gas's Order No. 637 compliance, FERC determined that Florida Gas was required to revise its tariff to afford within-the-path alternate nominations (which provide shippers the option to ship their gas to a more distant point at no incremental charge) a higher scheduling priority, but allowed Florida Gas to delay such filing until it filed its Natural Gas Act Section 4 Rate Case, which was filed on October 1, 2003. The February 26 Order also required Florida Gas to file tariff revisions within fifteen days to permit shippers to release capacity outside of the shippers' primary capacity paths.

                  On March 6, 2003, Florida Gas filed a motion for extension of time requesting that Florida Gas be allowed to delay the tariff filing until its next Natural Gas Act Section 4 rate case so that these changes, as well as the within-the-path scheduling priorities, could be considered in the overall context of cost allocation and rate design. FERC granted the request on March 18, 2003. Rehearing of the February 26 Order was sought on one issue and is pending. Florida Gas and several customers have filed petitions with the D.C. Circuit Court for review of these Order No. 637 compliance orders, docketed as City of Tallahassee, et al. v. FERC, No. 03-1116, et al. In addition, clarification of such order was also requested by a Florida Gas customer, and such request is pending.

                  On March 26, 2003, FERC issued an order in Docket No. RP03-311, requiring Citrus Trading to show cause as to why its blanket sales certificate should not be revoked, referring vaguely to price manipulation allegations (relating to 2000-2001 California market transactions and certain trading activities on July 19, 2001 that occurred on EnronOnline(R), as

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contained in a FERC staff report that does not mention Citrus Trading). Citrus
Trading filed its response on April 16, 2003, and, among other things, argued that the FERC order violated due process, because no specific allegations were made against Citrus Trading, and since Citrus Trading had never sold gas into the California market nor had it ever made trades on EnronOnline(R). Citrus Trading requested that it be dismissed from the show cause proceeding and by order issued June 25, 2003, FERC dismissed Citrus Trading from the proceeding, taking no action against it.

                  On October 1, 2003, Florida Gas filed a general rate case, Docket No. RP04-12, proposing rate increases for all services, based upon a cost of service of approximately $167 million for the pre-expansion system and approximately $342 million for the incremental system. Based on test period reservation and usage determinants, the proposed rate increase under all Rate Schedules, ignoring the impact of existing rate caps, negotiated rates, and discounts, would generate approximately $56 million in additional annual transportation revenues for Florida Gas. The overall return requested is 11.81%, reflecting an 8.64% cost of debt and a 14.50% return on common equity, and is based on a capital structure of 45.92% debt and 54.08% equity. The cost of service for the pre-expansion system includes an increase in the depreciation rate applicable to onshore facilities, from 2.13% to 3.00%. Further, Florida Gas has proposed certain revisions to various rate schedules (to set a minimum level of No Notice ("NNTS") service and to limit the rights of small firm shippers (with straight-fixed tariff service "SFTS") to convert from FTS-1 service back to SFTS). Florida Gas also requested waiver of the required refunctionalization (from transmission to gathering) of its interest in the Matagorda Offshore Pipeline System facilities, as the costs involved would be minor, and for which a separate gathering rate would be administratively unjustified. In addition, Florida Gas proposed to include the un-reimbursed costs of the Western Division Expansion in its rate base (for which costs Florida Gas was to be reimbursed by its affiliate, ENA). Other prospective changes proposed by Florida Gas include
(a) the change to a traditional cost-of-service (with straight-line depreciation) for the expansion system, (b) a proposed capital expenditure tracker which would allow recovery of and on certain future capital expenditures through rates, and (c) compliance with Order No. 637 regarding capacity priority and segmentation. Protests were due October 14, 2003, and a number were filed on many aspects of the case. Some protesting parties requested summary rejection/modification or expedited consideration of certain of these issues, including Florida Gas's requests for the capital expenditure tracker and proposed rate schedule revisions.

                  By order issued October 31, 2003, FERC accepted and suspended the effectiveness of Florida Gas's proposed rates for the statutory period of five months, which will allow Florida Gas to place the rates into effect subject to refund on April 1, 2004. Also, FERC rejected the proposed capital expenditure tracker, except in the case of security costs and required Florida Gas to file revised tariff sheets providing that in the case of force majeure events, Florida Gas will be required to refund only the return earned on the rate base and tax components of the reservation charge while for other events (such as an outage that does not qualify as a force majeure event) Florida Gas would be required to refund the full amount. In addition, FERC stated that it was re-docketing the Order No. 637 compliance tariff sheets from Florida Gas's rate case to the Order No. 637 proceeding. Finally, FERC stated that it will hold a technical conference with regard to the NNTS and SFTS issues, with FERC staff required to submit a report on the proposed changes within 120 days (prior to the end of the suspension period).

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                  Florida Gas will not file for rehearing of the order. Certain
Florida Gas customers filed for consolidation of the rate case with the Order No. 637 compliance proceeding; Florida Gas will support this request. Another customer has sought rehearing of FERC's acceptance of the change to reservation charge credits; Florida Gas will file comments opposing the remedy proposed by the customer (to re-define force majeure so as to limit reduced credits to only non-Florida Gas controlled events). On November 19, 2003, a pre-hearing conference was held, and the hearing has been set for August 31, 2004. Discovery is underway; objections were due on December 22, 2003 and responses to initial round data requests are due on January 30, 2004. There can be no assurance as to what rates FERC will ultimately approve.

                  c. NORTHERN PLAINS. Approximately 98% of the agreed upon cost of service for Northern Border Partners' interstate pipelines is attributed to demand charges. The remaining 2% is attributed to commodity charges based on the volumes of gas actually transported. Under the terms of settlement in Northern Border Pipeline's 1999 rate case, neither Northern Border Pipeline nor its existing shippers can seek rate changes until November 1, 2005, at which time Northern Border Pipeline must file a new rate case. Midwestern and Viking are under no obligation to file new rate cases, but may do so at their discretion if they decide to seek a rate increase. Prior to a future rate case, Northern Border Partners' pipelines will not be permitted to increase rates if costs increase, nor will they be required to reduce rates based on cost savings. As a result, these businesses' earnings and cash flow will depend on future costs, contracted capacity, the volumes of gas transported, and their ability to recontract capacity at acceptable rates.

                  Until new transportation rates are approved by FERC, Northern Border Partners' pipelines continue to depreciate their transmission plants at FERC-approved depreciation rates. For Northern Border Partners' pipelines, the annual depreciation rates on transmission plants in service are 2.25% for Northern Border Pipeline, 1.9% for Midwestern, and 2.0% for Viking. In order to avoid a decline in the transportation rates established in future rate cases as a result of accumulated depreciation, the interstate pipeline must maintain or increase its rate base by acquiring or constructing assets that replace or add to existing pipeline facilities or by adding new facilities.

                  In Northern Border Pipeline's 1995 rate case, FERC addressed the issue of whether the federal income tax allowance included in Northern Border Pipeline's proposed cost of service was reasonable in light of previous FERC rulings. In those rulings, FERC held that an interstate pipeline is not entitled to a tax allowance for income attributable to limited partnership interests held by individuals. The settlement of Northern Border Pipeline's 1995 rate case provided that, until at least December 2005, Northern Border Pipeline could continue to calculate the allowance for income taxes in the manner it had historically used. In addition, a settlement adjustment mechanism was implemented, which effectively reduces the return on rate base. These provisions of the 1995 rate case were maintained in the settlement of Northern Border Pipeline's 1999 rate case.

                  Northern Border Partners' pipelines also provide interruptible transportation service. The maximum rate that may be charged to interruptible shippers is calculated as the sum of the firm transportation maximum reservation charge and commodity rate. Under its tariff, Northern Border Pipeline shared net interruptible transportation service revenue and any

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new services revenue on an equal basis with its firm shippers through October
31, 2003. However, Northern Border Pipeline is permitted to retain revenue from interruptible transportation service to offset any decontracted firm capacity. Neither Midwestern nor Viking share revenue from interruptible transportation service with firm shippers.

                  From time to time, Northern Border Partners' pipelines file to make changes to their respective tariffs to clarify provisions, to reflect current industry practices, and to reflect recent FERC rulings. In February 2003, Northern Border Pipeline filed to amend the definition of company use gas, which is gas supplied by its shippers for its operations, to clarify the language by adding detail to the broad categories that comprise company use gas. Relying upon the currently effective version of the tariff, Northern Border Pipeline included in its collection of company use gas quantities that were equivalent to the cost of electric power at its electric-driven compressor stations during the period of June 2001 through January 2003. On March 27, 2003, FERC issued an order rejecting Northern Border Pipeline's proposed tariff revision and requiring refunds with interest within 90 days of the order. The refund with interest of approximately $10.3 million was made in May 2003.

                  Northern Border Pipeline is required to file a rate case with the FERC to be effective no later than May 2006. Refer to Section XIV.H.1.c., "FERC Imposed Tariff Adjustments" for further information.

         7.       ENVIRONMENTAL REGULATION

                  The operations of the Pipeline Businesses are subject to complex federal, state and local laws and regulations relating to the protection of health and the environment, including laws and regulations that govern the handling and release of natural gas and liquid hydrocarbon materials. As with the petroleum and natural gas industry in general, complying with current and anticipated environmental laws and regulations increases the Pipeline Businesses' overall cost of doing business, including the Pipeline Businesses' capital costs to construct, maintain, and upgrade equipment and facilities. While these laws and regulations affect the Pipeline Businesses' maintenance capital expenditures and net income, CrossCountry believes that they do not affect the Pipeline Businesses' competitive position because the operations of their competitors are similarly impacted.

                  Violations of environmental laws or regulations can result in additional costs arising from correcting non-complying conditions or the imposition of significant administrative, civil or criminal fines or penalties and, in some instances, injunctions banning or delaying certain activities. The Pipeline Businesses have ongoing programs designed to keep their facilities in compliance with pipeline safety and environmental requirements. Although CrossCountry believes that the Pipeline Businesses' operations and facilities are in general compliance in all material respects with applicable environmental and safety regulations, risks of substantial costs and liabilities are inherent in pipeline and gas processing operations, and CrossCountry cannot provide any assurances that they will not incur such costs and liabilities. Moreover, it is possible that other developments, such as increasingly strict environmental and safety laws, regulations and enforcement policies thereunder, and claims for damages to property or persons resulting from the Pipeline Businesses' operations, could result in substantial costs and liabilities. If the

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Pipeline Businesses are unable to recover such resulting costs, earnings and cash distributions could be adversely affected.

                  There are also risks of accidental releases into the environment associated with the Pipeline Businesses' operations, such as leaks of natural gas from the pipelines. Such accidental releases by the pipelines could, to the extent not insured, subject CrossCountry or the Pipeline Businesses to potential liabilities arising from environmental cleanup and restoration costs, claims made by neighboring landowners or other third parties for personal injury or property damage, and fines or penalties for any related violations of environmental laws or regulations.

                  In addition, processing plants and gathering facilities owned by Northern Border Partners are subject to Canadian national, provincial, and local laws and regulations relating to safety and the protection of the environment, which include the following Alberta laws: the Energy Resources Conservation Act, the Oil and Gas Conservation Act, the Pipeline Act, and the Environmental Protection and Enhancement Act.

                  Transwestern incurred, and continues to incur, certain costs related to PCBs including costs related to migration of PCBs into certain customers' facilities. These PCBs were originally introduced into the Transwestern system through use of a PCB-based lubricant in the late 1960s and early 1970s. Costs of these remedial activities for 2002 and 2001 were $2.8 million and $0.5 million, respectively. Costs are estimated to be $1.0 million in 2003. Costs for managing PCBs on the Transwestern system for the same periods are generally less than $0.1 million annually.

                  The State of New Mexico Environment Department on June 12, 2001 issued an Administrative Compliance Order Assessing a Civil Penalty (Action No. AQCA-01-20) with a proposed penalty to Transwestern in the amount of $160,000 for alleged violations of New Mexico air quality regulations associated with an alleged turbine change without a permit modification at the Transwestern Pipeline P-1 compressor station in Roosevelt County, New Mexico. Transwestern and the New Mexico Environment Department have reached a settlement in principle, subject to the execution of appropriate documents.

         8.       LITIGATION, REGULATORY PROCEEDINGS AND INVESTIGATIONS

                  Current and future litigation, regulatory proceedings and governmental audits and investigations could, individually or in the aggregate, have a material and adverse impact on CrossCountry. Refer to Sections IV.C., "Litigation and Government Investigations", IX.A.6., "Regulatory Envionment", and IX.D., "Legal Proceedings" for further information on current litigation, regulatory proceedings and governmental investigations that involve or may involve CrossCountry and its subsidiaries and affiliates.

B.       PROPERTIES

         1.       GENERAL

                  CrossCountry intends to sublease office space from ENE for its executive offices at 4 Houston Center in Houston, Texas.

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                  The real property of the Transwestern, Florida Gas, and
Northern Border Partners pipeline systems fall into two basic categories: (a) parcels that are owned in fee, such as sites for compressor stations, meter stations, pipeline field offices, and communication towers; and (b) parcels where the interest derives from leases, easements, rights-of-way, permits or licenses from landowners or governmental authorities permitting the use of such land for the construction and operation of the pipeline systems. The majority of the property rights are classified in the latter category. The rights to construct and operate the pipeline systems across certain properties were obtained through exercise of the power of eminent domain. Transwestern's, Florida Gas's, and Northern Border Partners' interstate pipeline systems continue to have the power of eminent domain in each of the states in which they operate. However, a portion of their pipelines and associated facilities are located on Native American lands held in trust by the DOI and administered by the Bureau of Indian Affairs. The Pipeline Businesses may not have the power of eminent domain with respect to Native American tribal lands. CrossCountry cannot assure that it will continue to have access to rights-of-way on tribal lands upon expiration of existing right-of-way grants or that it will be able to obtain new rights-of-way on tribal lands upon the expiration of such grants. Refer to Section XIV.H.1.h., "Continued Access to Tribal Lands" for further information.

                  CrossCountry believes that the Pipeline Businesses have satisfactory title to or the right to use all of the assets needed to operate their pipeline systems. Although title or other rights to certain properties are subject to encumbrances in some cases, such as customary interests generally retained in connection with acquisition of real property, liens that can be imposed in some jurisdictions for government-initiated action to clean up environmental contamination, liens for current taxes and other burdens, and easements, restrictions and other encumbrances to which the underlying properties were subject at the time of contribution to CrossCountry, CrossCountry believes that none of these burdens should materially detract from the value of the Pipeline Businesses or from its interest in them, and none should materially interfere with its use in the operation of the Pipeline Businesses.

         2.       TRANSWESTERN

                  Transwestern holds the right, title and interest to its pipeline system. Approximately 958 acres of Transwestern's property are held in fee, which consist of compressor stations, meter stations, radio towers, warehouses, and pipeline fee strips granted in lieu of rights-of-way. The majority of Transwestern's pipeline system is constructed on rights-of-way granted by the apparent record owners of the property or leases or permits from governmental authorities such as the Bureau of Land Management, the National Forest Service, and the State of Arizona. Several rights-of-way for Transwestern's pipelines and other real property assets are shared with other pipelines and other assets owned by third parties. The owners of the other pipelines may not have commenced or concluded eminent domain proceedings for some rights-of-way. In some instances, lands over which rights-of-way have been obtained are subject to prior liens that have not been subordinated to the right-of-way grants. Transwestern has obtained permits from public authorities to cross over or under, or to lay facilities in or along, water courses, county roads, municipal streets and state highways, and in some instances, these permits are revocable at the election of the grantor. Transwestern has also obtained permits from railroad companies to cross-over or under lands or rights-of-way, many of which are also revocable at the grantor's election. Transwestern has the right of

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eminent domain to acquire the rights-of-way and lands necessary for
Transwestern's pipeline system and has used this power in order to acquire certain of the real property interests necessary for its pipeline system.

                  On November 13, 2001, Transwestern entered into a credit agreement with Citicorp North America, Inc., as Paying Agent, and Citicorp North America, Inc. and JPMCB, as Co-Administrative Agents, pursuant to which Transwestern granted a first-priority security interest in all of the property of Transwestern to the paying agent.

                  A portion of the Transwestern pipeline system and related facilities are located on Native American lands, including on those of the Navajo Nation, Pueblo of Laguna, Southern Ute Indian Tribe, and Fort Mojave Indian Reservations. Tribal lands are lands held in trust by the United States for the benefit of a specific Indian tribe. Allotted lands are lands held in trust by the United States for individual Native Americans or their heirs. Transwestern has the right of eminent domain with respect to allotted lands. In 1959, Transwestern was granted two compressor station leases on Navajo Nation tribal lands by the DOI. These leases, which had primary terms of 25 years and optional additional 25-year terms, will expire in 2009. In 2001 Transwestern was granted an extension for various right-of-way grants by the DOI for approximately 347 miles of pipeline on Navajo tribal lands. This extension expires in 2009. Transwestern has filed an application for the renewal of a grant of right-of-way for 20 years of approximately 44 miles across allotted lands on the Navajo Nation. The current right-of-way grants on allotted lands will expire on December 31, 2003 or April 14, 2009.

                  In 2001, Transwestern was granted a renewal of a right-of-way for a compressor station and approximately 31 miles of Pueblo of Laguna tribal lands by the DOI. This renewal will expire in 2022. Transwestern is in the process of negotiating a renewal or obtaining an easement pursuant to eminent domain proceedings of approximately one mile of pipeline right-of-way across Pueblo of Laguna allotted lands that expired on December 29, 2002.

                  In 1999, Transwestern was granted a renewal of a right-of-way for approximately three miles of tribal lands on the Fort Mojave reservation by the DOI. This renewal will expire in 2019.

                  In 1990, a predecessor in interest to Transwestern, Northwest, was granted a right-of-way across approximately seven miles of Southern Ute tribal lands by the DOI. This right-of-way expires in September 2005. By letter dated May 27, 2003, representatives for the Southern Ute tribe notified Transwestern that the Southern Ute's Tribe's 1996 resolution, which had approved partial assignment of Northwest's interest in the grant of right-of-way, had been revoked in a May 19, 2003 resolution. By letter dated September 2, 2003, representatives for the Southern Ute tribe stated that Transwestern's failure to file an application to obtain the Southern Ute Tribal Council's approval of the transfer of the interest in the right-of-way from Northwest by September 15, 2003 would result in legal action. Transwestern representatives have contacted the representatives for the Southern Ute tribe concerning the matter and further discussions are scheduled. An application by Transwestern for approval of the assignment of this interest from Northwest has been in the possession of the DOI since 1999 with no action taken. Neither the 1990 grant of right-of-way nor the 1990 tribal resolution that reflected tribal consent for the 1990 grant of right-of-way provide that consent of the Southern Ute's Tribe or

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the DOI is required for an assignment of an interest in the 1990 grant or right-of-way. Further, the 1948 General Right-of-Way Act, which authorized the 1990 grant of right-of-way, and the DOI regulations issued under that Act, do not require tribal or DOI consent or approval of assignments of rights-of-way. Refer to Section XIV., "Risk Factor and Other Factors to be Considered" for further information.

                  CrossCountry cannot assure that it will continue to have access to rights-of-way on tribal lands upon expiration of existing right-of-way grants or that it will be able to obtain new rights-of-way on tribal lands upon the expiration of such grants. Refer to Section XIV., "Risk Factors and Other Factors to be Considered" for further information.

         3.       CITRUS

                  None of Citrus, Citrus Trading, or Citrus Energy Services have any significant tangible properties.

                  Florida Gas holds the right, title, and interest to its pipeline system. Approximately 948 acres of Florida Gas's property are held in fee which consist of compressor stations, meter stations, radio towers, warehouses, and fee strips granted in lieu of rights-of-way. Substantially all of Florida Gas's pipeline system is constructed on rights-of-way granted by the apparent record owners of the property or leases or permits from governmental authorities such as the Texas General Land Office, the United States Forest Service, and the Mineral Management Services. Several rights-of-way for Florida Gas's pipeline system and other real property assets are shared with other pipelines and other assets owned by third-parties. The owners of the other pipelines may not have commenced or concluded eminent domain proceedings for some rights-of-way. In some instances, lands over which rights-of-way have been obtained are subject to prior liens that have not been subordinated to the right-of-way grants. Florida Gas has obtained permits from public authorities to cross over or under, or to lay facilities in or along, water courses, county roads, municipal streets, and state highways, and in some instances, these permits are revocable at the election of the grantor. Florida Gas has also obtained permits from railroad companies to cross-over or under lands or rights-of-way, many of which are also revocable at the grantor's election. In some cases, property for pipeline purposes was purchased in fee. Florida Gas has the right of eminent domain to acquire the rights-of-way and lands necessary for its pipelines and has used this power in order to acquire certain of the real property interests it owns.

                  The FTA is planning for several turnpike widening projects, which may over the next ten years impact one or more of Florida Gas's mainlines co-located in the FTA's right-of-way. The most immediate projects are five Sunshine State Parkway projects, which are proposed to overlap Florida Gas's pipelines, for a total of approximately 25 miles. Under certain conditions, the existing agreement between Florida Gas and the FTA calls for the FTA to pay for any new right-of-way needed for the relocation projects and for Florida Gas to pay for construction costs. The actual amount of miles of pipe to be impacted ultimately, and the relocation cost and/or right-of-way cost, recoverable through rates, is undefined at this time due to the preliminary stage of FTA's planning process.

         4.       NORTHERN PLAINS

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                  Northern Plains does not hold the right, title, and interest in any tangible properties.

                  Northern Border Pipeline, Midwestern, and Viking hold the right, title and interest in their pipeline systems. Approximately 90 miles of Northern Border Pipeline's pipeline system are located on fee, allotted, and tribal lands within the exterior boundaries of the Fort Peck Indian Reservation in Montana. Tribal lands are lands owned in trust by the United States for the Fort Peck Tribes and allotted lands are lands owned in trust by the United States for an individual Indian or Indians. Northern Border Pipeline has the right of eminent domain with respect to allotted lands.

                  In 1980, Northern Border Pipeline entered into a pipeline right-of-way lease with the Fort Peck Tribal Executive Board, for and on behalf of the Assiniboine and Sioux Tribes of the Fort Peck Indian Reservation. This pipeline right-of-way lease, which was approved by the DOI in 1981, granted to Northern Border Pipeline the right and privilege to construct and operate its pipeline on certain tribal lands. This pipeline right-of-way lease expires in 2011. Northern Border Pipeline also obtained a right-of-way across allotted lands located within the reservation boundaries. Most of the allotted lands are subject to a perpetual easement either granted by the Bureau of Indian Affairs for and on behalf of individual Indian owners or obtained through condemnation. Several tracts are subject to a right-of-way grant that has a term of fifteen years, expiring in 2015.

                  Bear Paw Energy L.L.C., Border Midstream Services Ltd., and Crestone Energy Ventures, through its membership interest in Bighorn Gas Gathering, L.L.C., Lost Creek Gathering Company, L.L.C., and Fort Union Gas Gathering, L.L.C. hold the right, title, and interest in their gathering and processing facilities, which consist of low and high pressure gas gathering lines, compression and measurement installations and treating, processing and fractionation facilities. The real property rights for these facilities are derived through fee ownership, leases, easements, rights-of-way, and permits.

                  Black Mesa holds title to its pipeline and pump stations. The real property rights for Black Mesa facilities are derived through fee ownership, leases, easements, rights-of-way and permits. Black Mesa holds rights-of-way grants from private landowners as well as the Navajo Nation and the Hopi Tribe. These rights-of-way grants extend for terms at least through December 31, 2005, the date that Black Mesa's transportation contract with Peabody Western Coal is presently scheduled to end.

C.       HISTORICAL FINANCIALS, PROJECTIONS AND VALUATION

         1.       HISTORICAL FINANCIALS

                  Refer to Appendix I: "CrossCountry Historical Financials" for historical financial information on Citrus and Transwestern and references to Northern Border Partners' historical financial information filed with the SEC.

         2.       PROJECTIONS

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                  In conjunction with formulating the Plan, as set forth on
Appendix J: "CrossCountry Financial Projections - 2003-2006", financial projections have been prepared for CrossCountry for the four years ending December 31, 2006. The projections for the fiscal year ended December 31, 2003, include unaudited actual results through September 30, 2003. The projections are based on a number of assumptions made with respect to the future operations and performance of CrossCountry and should be reviewed in conjunction with a review of the principal assumptions set forth on Appendix J: "CrossCountry Financial Projections - 2003-2006". While the projections were prepared in good faith and the Debtors believe the assumptions, when considered on an overall basis, to be reasonable in light of the current circumstances, it is important to note that the Debtors can provide no assurance that such assumptions will be realized and Creditors must make their own determinations as to the reasonableness of such assumptions and the reliability of the projections. Refer to Section XIV., "Risk Factors and Other Factors to be Considered" for a discussion of numerous risk factors that could affect CrossCountry's financial results.

         3.       VALUATION

                  Also, in conjunction with formulating the Plan, the Debtors determined that it was necessary to estimate the post-confirmation equity value of CrossCountry. Accordingly, Blackstone and the Debtors formulated such a valuation, which is utilized in the Distribution Model. Such valuation is based, in part, on the financial projections prepared by CrossCountry management and included in Appendix J: "CrossCountry Financial Projections - 2003-2006". This valuation analysis was used, in part, for the purpose of determining the value of CrossCountry to be distributed to Creditors pursuant to the Plan and to analyze the relative recoveries to Creditors under the Plan.

         a. ESTIMATED VALUE. Based upon the methodology described below, the Distribution Model utilizes an estimated equity value of $1.490 billion, as the mid-point within a valuation range of $1.410 billion to $1.571 billion for CrossCountry at December 31, 2003. Therefore, assuming 75 million shares or units, as the case may be, of new CrossCountry Common Equity will be issued and distributed to or on behalf of Creditors pursuant to the Plan, the value of such equity is estimated to range from $18.79 to $20.95 per share or unit; provided, however, that such estimate does not reflect any dilution resulting from any long-term equity incentive compensation plan(s) as may be adopted by CrossCountry. However, it is anticipated that the impact of any such plan(s) to be adopted by PGE, CrossCountry and Prisma will, in the aggregate, represent less than 1% of the overall value to be distributed under the Plan. The estimated value is based upon a variety of assumptions, as referenced below under "Variances and Risks," deemed appropriate under the circumstances. In addition, the valuation of CrossCountry does not include the anticipated costs associated with the voluntary termination of the ENE Cash Balance Plan. Furthermore, such estimate does not consider, the potential consideration, other than shares or units of common equity of CrossCountry, if any, that may be paid by CrossCountry Distributing Company in the CrossCountry Transaction or the CrossCountry Conversion. Neither the nature nor the amount of such other consideration, if any has been determined. Though the payment of such other consideration could reduce the value of the shares or units of CrossCountry Common Equity issued to the holders of Allowed Claims or reduce the cash, or increase the liabilities, of CrossCountry Distributing Company, it is anticipated that the value of such other consideration paid would enhance the value of the other

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

Plan Currency in the aggregate to be distributed to holders of Allowed Claims pursuant to the Plan, or alternatively, all or a portion of such value would be contributed to CrossCountry Distributing Company (ultimately enhancing the value of the CrossCountry Common Equity distributed to holders of Allowed Claims). The estimated value per share or unit of the CrossCountry Common Equity may not be indicative of the price at which the CrossCountry Common Equity will trade when and if a market for the CrossCountry Common Equity develops, which price could be lower or higher than the estimated value of the CrossCountry Common Equity. Accordingly, there can be no assurance that the CrossCountry Common Equity will subsequently be purchased or sold at prices comparable to the estimated values set forth above. Refer to Section XIV., "Risk Factors and Other Factors to be Considered" for a discussion of numerous risk factors that could affect CrossCountry's financial results.

                  b. METHODOLOGY. Two methodologies were used to derive the value of CrossCountry based on the financial projections attached as Appendix J: "CrossCountry Financial Projections - 2003-2006": (i) a comparison of CrossCountry and its projected performance to comparable companies and how the market values them, and (ii) a comparison of CrossCountry and its projected performance to comparable companies in precedent transactions.

                  The market-based approach involves identifying a group of publicly traded companies whose businesses are comparable to those of CrossCountry or significant portions of CrossCountry's operations, and then calculating ratios of various financial results to the public market values of these companies. The ranges of ratios derived are applied to the CrossCountry projections to arrive at a range of implied values. Similarly, the comparable transaction approach involves calculating various financial ratios based on the prices paid for companies in similar lines of business as CrossCountry, and applying these ratios to the CrossCountry projections to arrive at a range of values.

         4. VARIANCES AND RISKS. Refer to Section XIV.C., "Variance from Valuations, Estimates and Projections" for a discussion regarding the potential for variance from the projections and valuation described above and Section XIV., "Risk Factors and Other Factors to be Considered" in general for a discussion of risks associated with CrossCountry.

                  ESTIMATES OF VALUE DO NOT PURPORT TO BE APPRAISALS NOR DO THEY NECESSARILY REFLECT THE VALUES THAT MAY BE REALIZED IF ASSETS ARE SOLD. THE ESTIMATES OF VALUE REPRESENT HYPOTHETICAL EQUITY VALUES ASSUMING THE IMPLEMENTATION OF CROSSCOUNTRY'S BUSINESS PLAN AS WELL AS OTHER SIGNIFICANT ASSUMPTIONS. SUCH ESTIMATES WERE DEVELOPED SOLELY FOR PURPOSES OF FORMULATING AND NEGOTIATING A CHAPTER 11 PLAN FOR THE DEBTORS AND ANALYZING THE PROJECTED RECOVERIES THEREUNDER. THE ESTIMATED EQUITY VALUE IS HIGHLY DEPENDENT UPON ACHIEVING THE FUTURE FINANCIAL RESULTS SET FORTH IN THE PROJECTIONS AS WELL AS THE REALIZATION OF CERTAIN OTHER ASSUMPTIONS THAT ARE NOT GUARANTEED.

                  THE VALUATIONS SET FORTH HEREIN REPRESENT ESTIMATED VALUES AND DO NOT NECESSARILY REFLECT VALUES THAT COULD BE ATTAINABLE IN PUBLIC OR PRIVATE MARKETS. THE EQUITY VALUE ASCRIBED

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

IN THE ANALYSIS DOES NOT PURPORT TO BE AN ESTIMATE OF THE MARKET VALUE OF CROSSCOUNTRY EQUITY DISTRIBUTED PURSUANT TO A CHAPTER 11 PLAN. SUCH TRADING VALUE, IF ANY, MAY BE MATERIALLY DIFFERENT FROM THE EQUITY VALUE RANGES ASSOCIATED WITH THE VALUATION ANALYSIS.

                  ADDITIONALLY, THE VALUES SET FORTH HEREIN ASSUME CERTAIN LEVELS OF RATES FOR THE TRANSPORTATION OF NATURAL GAS AS SET BY FERC. SUCH RATES ARE HIGHLY REGULATED AND SUBJECT TO PERIODIC CHANGES. THERE IS NO GUARANTEE THAT THE CURRENT RATE LEVELS WILL NOT CHANGE MATERIALLY IN THE FUTURE OR WILL PROVIDE ADEQUATE REIMBURSEMENT FOR THE SERVICES PROVIDED BY CROSSCOUNTRY. ANY SUCH CHANGES ARE ENTIRELY BEYOND CROSSCOUNTRY'S CONTROL AND MAY HAVE A MATERIAL ADVERSE IMPACT ON ACTUAL RESULTS. FURTHER, CROSSCOUNTRY OPERATES IN A HEAVILY GOVERNMENT REGULATED INDUSTRY. IN THE ORDINARY COURSE OF ITS BUSINESS, CROSSCOUNTRY IS SUBJECT REGULARLY TO INQUIRIES, INVESTIGATIONS AND AUDITS BY FEDERAL AND STATE AGENCIES THAT OVERSEE VARIOUS NATURAL GAS PIPELINE REGULATIONS. CHANGES TO THE CURRENT REGULATORY ENVIRONMENT MAY HAVE A MATERIAL ADVERSE IMPACT ON CROSSCOUNTRY'S ACTUAL RESULTS. REFER TO THE ENTIRETY OF
SECTION IX., "CrossCountry" AND SECTION XIV., "RISK FACTORS AND OTHER FACTORS TO BE CONSIDERED" FOR FURTHER DISCUSSION ON THESE AND OTHER RISKS ATTENDANT WITH THE NATURAL GAS PIPELINE INDUSTRY.

D.       LEGAL PROCEEDINGS

                  In addition to the matters described below, from time to time the Pipeline Businesses to be contributed to CrossCountry pursuant to the formation transactions are subject to other claims and litigation arising in the ordinary course of business. Although the final outcome of any legal proceeding cannot be predicted with certainty, CrossCountry does not expect disposition of these matters to have a materially adverse effect on its financial position, results of operation or cash flows. Refer to Section IV.C., "Litigation and Government Investigations" for further information regarding significant pending litigation.

         1. IN RE NATURAL GAS ROYALTIES QUI TAM LITIGATION, MDL DOCKET NO. 1293 (D. WY.), PREVIOUSLY CIVIL ACTION NOS. 97-D-1421 (D. COLO.) AND 97-2087 (E.D. LA.) AND OTHER CONSOLIDATED CASES. This proceeding was initiated against Transwestern, Northern Border Pipeline, Citrus, Florida Gas, and certain of their affiliates by a private person on behalf of the United States of America under the FCA. The relator, as the plaintiff is called in FCA actions, alleges that the defendants mismeasured the volume and heating content of natural gas produced from federal and Indian leases. The relator further alleges that, as a result, the defendants caused others to underpay the royalties that were due to the United States government. The Pipeline Businesses believe that their measurement practices conformed to the terms of their FERC Gas Tariffs, which are filed with and approved by FERC. As a result, the Pipeline Businesses believe that they have meritorious defenses (including FERC-related affirmative defenses, such as the filed rate/tariff doctrine, the primary/exclusive jurisdiction of FERC, and that the Pipeline

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Businesses complied with the terms of their tariffs) to the lawsuit, which they are defending vigorously.

         2. WILL PRICE, ET AL. V. GAS PIPELINES, ET AL. 26TH JUDICIAL DISTRICT COURT OF STEVENS COUNTY, KANSAS (CASE NO. 99 CV-30). This proceeding is a putative class action brought on behalf of gas producers, working interest owners, royalty owners, and overriding royalty owners against Transwestern and Florida Gas, among others. The plaintiffs allege that the defendants mismeasured the volume and heating content of natural gas. The plaintiffs further allege that the defendants, acting alone or in conspiracy with each other, underpaid the gas producers for the production of natural gas and caused others to underpay royalty owners. The Pipeline Businesses believe that their measurement practices conformed to the terms of their FERC gas tariffs, which are filed with and approved by FERC. As a result, the Pipeline Businesses believe that they have meritorious defenses (including FERC-related affirmative defenses, such as the filed rate/tariff doctrine, the primary/exclusive jurisdiction of FERC, and that the pipelines complied with the terms of their tariffs) to the complaint and are defending the suit vigorously. On April 10, 2003, the judge declined to certify the class. On May 12, 2003, the plaintiff filed a motion for leave to file an amended petition. This would be the fourth amended petition and only includes defendants who were not part of the motion to dismiss for lack of personal jurisdiction. On July 28, 2003, the judge granted leave to file the fourth amended petition and it did not include Transwestern or Florida Gas. Therefore, Transwestern and Florida Gas are no longer named defendants in the litigation.

         3. CITRUS TRADING CORP. V. DUKE ENERGY LNG SALES, INC., (UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF TEXAS, CIVIL ACTION NO. H-03-4869). On March 7, 2003, Citrus Trading filed an action for breach of contract and for a declaratory judgment against Duke Energy LNG in state court in Harris County, Texas. The suit sought damages and a declaratory judgment for Duke Energy LNG's failure to deliver "optional volumes" to Citrus Trading under a long term gas supply contract. Duke contended that it was not obligated to deliver the gas because it had suffered a "loss of supply," which it argued suspended its obligation to deliver "optional volumes" under the parties' contract. On the same day that it filed its answer to the lawsuit, April 14, 2003, Duke Energy LNG sent Citrus Trading a notice that the contract would be terminated as of April 16, 2003 due to Citrus Trading's alleged failure to increase the amount of a letter of credit. Although Citrus Trading disagreed with Duke Energy LNG's position, Citrus Trading increased the amount of the letter of credit on April 15, 2003. Duke Energy LNG nonetheless refused to perform under the contract after April 16, 2003. In its answer and counterclaim, Duke Energy LNG has asked the Court to declare that it properly terminated the contract based on Citrus Trading's alleged failure to increase the amount of a letter of credit, and for the further reason that Citrus Trading allegedly breached a "resale restriction" contained in the contract. Citrus Trading disputes that it has breached the agreement, or that any event gave rise to a right to terminate by Duke Energy LNG. Following Duke Energy LNG's failure to perform the contract, Citrus Trading exercised its right to terminate the contract. Citrus Trading then amended its complaint to seek termination damages in the amount of approximately $185,000,000. The case is now pending in federal court. This is a disputed matter, and there can be no assurance as to what amounts, if any, Citrus Trading will ultimately recover.

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         4.       FERC ORDER TO RESPOND. On August 1, 2002, FERC issued to
Transwestern an order to respond. The order required Transwestern to provide written responses stating why FERC should not find that: (1) Transwestern violated FERC's accounting regulations by failing to maintain written cash management agreements with ENE; and (2) the secured loan transactions entered into by Transwestern in November 2001 were imprudently incurred and why the costs arising from such transactions should be passed on to ratepayers. Transwestern filed a response to the order and subsequently entered into a settlement with FERC staff that resolved the issues raised by the order. FERC has approved this settlement; however, a group of Transwestern's customers has filed a request for clarification and/or rehearing of FERC order approving the settlement. This customer group claims that there is an inconsistency between the language of the settlement agreement and the language of the FERC order approving the settlement. This alleged inconsistency relates to Transwestern's ability to pass on to its ratepayers the costs of any replacement or refinancing of the secured loan transactions entered into by Transwestern in November 2001. Transwestern has filed a response to the customer group's request for rehearing and/or clarification and this matter is currently awaiting FERC action.

         5. EUGENE LAVENDER, ET AL. V. FLORIDA GAS TRANSMISSION COMPANY, ET AL., U.S. DISTRICT COURT, SOUTHERN DISTRICT OF ALABAMA (CASE NO. CV-02-0361-JG-L). This proceeding is associated with the construction and operation of Florida Gas Compressor Station Number 44, which was built as part of the Phase V Expansion. The plaintiffs allege negligence, wantonness, nuisance, strict liability, personal injury, loss of wages, and inverse condemnation. This suit is the consolidation of 13 different lawsuits filed in Mobile County Circuit Court that were removed to federal court. There are 25 individual plaintiffs owning 13 different tracts of land in the vicinity of Compressor Station Number 44. Mediation was held on July 22, 2003 but was unsuccessful. In an order dated August 6, 2003 the Court granted summary judgment against the plaintiffs on a number of claims, including those that might result in punitive damages, thereby limiting plaintiffs' claims to nuisance and negligence. Prior to this order the plaintiffs stated their claim at trial would be $4,295,000. On August 15, 2003, plaintiffs filed a Motion to Reconsider, Alter or Amend the Court's summary judgment order that was denied by order dated September 11, 2003. The parties have reached an agreement and the case has been settled.

         6. FLORIDA GAS TRANSMISSION CO. V. WRIGHT, ET AL., 20TH JUDICIAL CIRCUIT COURT, CHARLOTTE COUNTY, FLORIDA (CASE NO. 00-1902-CA). This proceeding relates to a condemnation by Florida Gas for the acquisition of a right-of-way by Florida Gas during its Phase IV Expansion. An Easement Agreement between Florida Gas and the owner of the property was executed but the owner threatened to commence a post-pipeline construction lawsuit for damages. The owner agreed to stipulate to taking of the right-of-way by Florida Gas for the agreed upon price but is contesting the route and the amount of the damages to the land. Florida Gas has filed a motion to dismiss, and at a hearing on July 28, 2003, the motion was denied. The owner's demand for damages is $1,872,500 excluding fees and costs.

         7. FLORIDA GAS TRANSMISSION CO. V. BATTISTA, ET AL., 20TH JUDICIAL CIRCUIT COURT, CHARLOTTE COUNTY, FLORIDA (CASE NO. 00-319-CA). This proceeding, which relates to a condemnation by Florida Gas for the acquisition of a right-of-way by Florida Gas during its Phase IV Expansion, involves a claim by the owner of the land for possible sod crop damage due

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to drainage obstruction by Florida Gas. Florida Gas has filed a motion to dismiss, and at a hearing on July 28, 2003, the motion was denied. The owner's demand is $1,469,000 excluding fees and costs.

         8. MOYE V. EXXON CORP., ET AL., 35TH JUDICIAL CIRCUIT COURT, MONROE COUNTY, ALABAMA (CASE NO. CV-98-20). In this proceeding, a mineral owner seeks damages for mismeasurement of natural gas production, as well as, subsequent underpayment of royalties against defendants ExxonMobil, et al., alleging the duty to measure properly under contracts with royalty owners. The pipelines, including Florida Gas, were subsequent measurers and are alleged to have measured gas incorrectly. Damages for underpayment of royalties and mismeasurement are unspecified. The mineral owner was granted class certification as to ExxonMobil only; Florida Gas was not included in the class certification order.

         9. AIR LIQUIDE AMERICAN CORP., ET AL. V. UNITED STATES ARMY CORPS OF ENGINEERS, ET AL., U.S. DISTRICT COURT, SOUTHERN DISTRICT OF TEXAS, HOUSTON DIVISION (CASE NO. H-98-3982). Florida Gas is among sixteen plaintiffs seeking reimbursement from the Port Authority of Houston for the cost of moving their pipelines in the Houston Ship Channel. In January 2002, the court ordered the Port Authority of Houston to pay the cost of moving the pipelines. The Port Authority has appealed and oral arguments took place on September 3, 2003. The potential recovery for Florida Gas is approximately $4 million.

         10.      ASSINIBOINE & SIOUX TRIBES OF THE FORT PECK INDIAN RESERVATION
V. NORTHERN BORDER PIPELINE CO., TRIBAL COURT (NO. 01-7-243). On July 31, 2001, the Assiniboine and Sioux Tribes of the Fort Peck Indian Reservation filed suit in Tribal Court against Northern Border Pipeline to collect more than $3 million in back taxes, with interest and penalties relating to a utilities tax on certain of Northern Border Pipeline rights-of-way within the Fort Peck Reservation. During mediation the parties agreed in principle to a settlement on pipeline right-of-way lease and taxation issues, subject to final documentation and necessary governmental approvals.

E.       BOARD OF MANAGERS

                  On the Effective Date, CrossCountry's board of managers shall consist of individuals designated by the Debtors, after consultation with the Creditors' Committee, all of which shall be disclosed prior to the Confirmation Hearing. In the event that, during the period from the Confirmation Date up to and including the Effective Date, circumstances require the substitution of one
(1) or more persons selected to serve, the Debtors shall file a notice thereof with the Bankruptcy Court and, for purposes of section 1129 of the Bankruptcy Code, any such replacement person, designated after consultation with the Creditors' Committee, shall be deemed to have been selected or disclosed prior to the Confirmation Hearing. Thereafter, the terms and manner of selection of the managers of CrossCountry or directors or managers of CrossCountry Distributing Company shall be as provided in the CrossCountry Limited Liability Company Agreement or the certificate of incorporation, by-laws or limited liability company agreement of CrossCountry Distributing Company, as the same may be amended. Each manager will serve until a successor is elected and qualified or until his earlier resignation or removal.

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                  Set forth below is biographical information for five
individuals who are currently members of CrossCountry's board of managers. Each of these managers has held his position at CrossCountry since CrossCountry's formation or shortly thereafter. It is expected that these managers will comprise the board of managers or board of directors, as applicable, of CrossCountry Distributing Company on the Effective Date. Currently there is an interim management team in place for CrossCountry.

         1.       RAYMOND S. TROUBH

                  Mr. Troubh, 77, is a financial consultant. He has been an ENE director since November 27, 2001 and Chairman of the Board of ENE since November 14, 2002. He is also a director of ARIAD Pharmaceuticals, Inc., Diamond Offshore Drilling, Inc., General American Investors Company, Gentiva Health Services, Inc., Petrie Stores Liquidating Trust (Trustee), Triarc Companies, Inc., and WHX Corporation. He formerly was a partner of Lazard Freres and Co. and previously served on the boards of several public companies such as Time Warner, Starwood Hotels, and America West Airlines, among others.

         2.       CORBIN A. MCNEILL, JR.

                  Mr. McNeill, 63, is the retired chairman and CEO of Exelon Corporation, which was formed in October 2000 by the merger of PECO Energy Company and Unicom Corporation. Prior to the merger, he was chairman, president, and CEO of PECO Energy. Mr. McNeill completed a 20 year career with the U.S. Navy in 1981 and then joined the New York Power Authority as resident manager of the James A. Fitzpatrick nuclear power plant. He also worked at Public Service Electric and Gas Company prior to joining PECO in 1988 as executive vice president, nuclear. Mr. McNeill has been a director of ENE since May 30, 2002. He also serves on the boards of the Electric Power Research Institute and Associated Electric & Gas Services Limited.

         3.       JAMES J. GAFFNEY

                  Mr. Gaffney, 63, is a financial consultant specializing in companies that have emerged from bankruptcy proceedings, undergone consensual restructurings, or have otherwise had financial/operational difficulties. Mr. Gaffney has served on the boards of General Aquatics Inc., Ayers Chairmakers Inc., Brown Jordan Company, General Refractories Company, Imperial Sugar Company, SCP Pool Inc., and Hexcel Inc. Mr. Gaffney earned a Master of Business Administration degree from New York University in 1967 and a Bachelors of Business Administration degree from St. John's University in 1963.

         4.       GARY L. ROSENTHAL

                  Mr. Rosenthal, 54, is the President of Heaney Rosenthal Inc., a private equity financial consulting firm. Mr. Rosenthal has served on the boards of Hydrochem Holding Inc., Axia Incorporated, Wheatley TXT Corp., Dresser Inc., Oil States International, Inc., Pioneer Companies Inc., and Texas Petrochemical Holdings Inc. Mr. Rosenthal was a Partner with Vinson & Elkins until 1987, and clerked at the United States Fifth Circuit Court of Appeals. He earned a J.D. from Harvard Law School in 1975, and an A.B. from Harvard University in 1971.

         5.       MICHAEL L. MUSE

                  Mr. Muse, 54, is an attorney and certified public accountant and has been involved in personal investments, including domestic and foreign oil and gas investments, since 1985, when the airline he co-founded, Muse Air Corporation, was sold to Southwest Airlines Co. Prior to founding Muse Air Corporation in 1980, Mr. Muse was a Tax Manager at Price Waterhouse & Co., and Counsel - Contracts and Administration, and Vice President - Finance and Administration & Chief Financial Officer, at Southwest Airlines Co. Mr. Muse earned a B.A. in Economics from Vanderbilt and a J.D. from the University of Texas School of Law.

F.       CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         1.       FORMATION OF CROSSCOUNTRY

                  CrossCountry Energy Corp. was incorporated in the State of Delaware on May 22, 2003. On June 24, 2003, CrossCountry Energy Corp. and the CrossCountry Enron Parties entered into the Original CrossCountry Contribution and Separation Agreement providing for the contribution of the CrossCountry Equity Interests to CrossCountry Energy Corp. On September 25, 2003, the Bankruptcy Court issued an order approving the transfer of the CrossCountry Equity Interests and the shared services assets from the CrossCountry Enron Parties to CrossCountry Energy Corp. and other related transactions, pursuant to the Original CrossCountry Contribution and Separation Agreement. On October 9, 2003 pursuant to an order of the Bankruptcy Court, Enron Operations, L.P. was dissolved, and EOC Preferred, a wholly owned subsidiary of ENE, became its successor in interest under the Original CrossCountry Contribution and Separation Agreement. Immediately following the dissolution of Enron Operations, L.P., ETS and EOS were converted to Delaware limited liability companies.

                  The Original Contribution and Separation Agreement is expected to be amended to provide that, among other things, the CrossCountry Equity Interests would be contributed to CrossCountry, and that prior to the CrossCountry Distribution Date, the CrossCountry Enron Parties, CrossCountry and CrossCountry Distributing Company would effect a transaction consistent with the Plan and with the consent of the Creditors' Committee, pursuant to which the equity interests in CrossCountry would be exchanged for equity interests in CrossCountry Distributing Company. As a result of this transaction, CrossCountry Distributing Company will obtain direct or indirect ownership interests in the Pipeline Businesses, service companies, and other rights and assets, held by CrossCountry, and CrossCountry Distributing Company will become responsible for the obligations of CrossCountry, including, without limitation, the obligations entered into, and rights obtained by, CrossCountry in connection with the Contribution and Separation Agreement described in Section IX.F.2, "Certain Business Relationships". The consideration to be given by CrossCountry Distributing Company in connection with the CrossCountry Transaction would (i) consist of common stock or other equity interests of CrossCountry Distributing Company and (ii) may consist of other consideration which, in turn, may consist, in whole or in part, of non-voting, preferred stock (such preferred stock, if issued, will have a liquidation preference with a priority over the rights of holders of common stock). Such preferred stock will not be cancelled by operation of the Plan, but the ultimate disposition of such preferred stock has not been determined. In connection with the proposed amendment to the Original Contribution and Separation Agreement, a notice was entered on the docket for the Chapter 11 Cases providing that the orders previously issued by the Bankruptcy Court applicable to CrossCountry Energy Corp. in connection with the Original Contribution and Separation Agreement would also be applicable to CrossCountry in all respects.

                  If the Debtors and the Creditors' Committee determine not to consummate the CrossCountry Transaction, CrossCountry will be CrossCountry Distributing Company, either in its current form as a limited liability company or as converted to a corporation. If such conversion to a corporation is consummated, CrossCountry may issue, in addition to common equity of CrossCountry and in connection with such conversion, other consideration to the CrossCountry Enron Parties, which, in turn, may consist of a series of non-voting, preferred stock (such preferred stock, if issued, will have a liquidation preference with a priority over the rights of holders of common stock). The ultimate disposition of the preferred stock, if issued, has not yet been determined, but it will not be cancelled by operation of the Plan.

                  In addition, with the consent of the Creditors' Committee, the Debtors and their affiliates may seek to effect an election under Section 338(h)(10) of the IRC, which would increase the basis, for federal income tax purposes, of certain assets of CrossCountry to their fair market values. Prior to making such election, the Debtors intend to seek a ruling from the IRS concerning the availability of this election; however, there is no assurance that a favorable ruling, if requested, will be obtained.

                  The closing of the CrossCountry Contribution and Separation Agreement is planned to occur as soon as possible, at which time CrossCountry or certain of its subsidiaries and the CrossCountry Enron Parties will enter into certain ancillary agreements, including the Transition Services Agreement, the Transition Services Supplemental Agreement, the Tax Sharing Agreement, the Ardmore Collocation License Agreement, and the Cross License Agreement, as more fully described below. The ancillary agreements, together with the CrossCountry Contribution and Separation Agreement, will govern the relationship between the CrossCountry Enron Parties and CrossCountry subsequent to the contribution of the CrossCountry Equity Interests and provide for the allocation of tax, the performance of certain interim services, and the definition of other rights and obligations until the distribution of CrossCountry Common Equity pursuant to the Plan. In addition, the CrossCountry Contribution and Separation Agreement sets forth certain shareholder protection provisions with respect to CrossCountry and indemnification obligations of the CrossCountry Enron Parties and CrossCountry, as more fully described below.

                  a. CROSSCOUNTRY CONTRIBUTION AND SEPARATION AGREEMENT. The CrossCountry Enron Parties, pursuant to the CrossCountry Contribution and Separation Agreement, will contribute the CrossCountry Equity Interests to CrossCountry in exchange for equity interests in CrossCountry commensurate with the value of the CrossCountry Equity Interests contributed. In addition, certain of the CrossCountry Enron Parties will contribute information technology and other assets to be used by each of the Pipeline Businesses.

                  The equity interests in CrossCountry to be issued in connection with the CrossCountry Contribution and Separation Agreement are set forth below:

                                                                                       Percentage Ownership Interest
                 Equity Interest/Asset                          Contributed By                in CrossCountry
--------------------------------------------------------------------------------------------------------------------
500 shares of Class B common stock, par value $1.00             ENE                                57.70%
per share, of Citrus
400 shares of common stock, par value $1.00 per
share, of Northern Plains
--------------------------------------------------------------------------------------------------------------------
800 shares of common stock, par value $0.01 per                 ETS                                42.06%
share, of Transwestern Holding, and the voting trust
certificate for two hundred (200) shares of common
stock, par value $0.01 per share, of Transwestern
Holding
One hundred percent (100%) of the membership
interests of CES
Transfer of certain shared services assets
--------------------------------------------------------------------------------------------------------------------
Transfer of certain shared services assets                      EOS                                 0.18%
--------------------------------------------------------------------------------------------------------------------
1,000 shares of common stock, par value $1.00 per               EOC Preferred                       0.06%
share, of NBP Services
--------------------------------------------------------------------------------------------------------------------

                  The CrossCountry Contribution and Separation Agreement contemplates the eventual distribution by CrossCountry Distributing Company to creditors of the CrossCountry Common Equity under the Plan, and the following actions to be taken by CrossCountry and the CrossCountry Enron Parties to effectuate that distribution:

                  - each CrossCountry Enron Party and CrossCountry will take necessary actions to conform the organizational documents and capital structure of CrossCountry Distributing Company as necessary to effectuate the distribution;

                  - CrossCountry will, if applicable, and the CrossCountry Enron Parties will, cause CrossCountry Distributing Company to, prepare, file, and use commercially reasonable efforts to have declared effective a registration statement on Form 10 by the SEC and use its reasonable best efforts to have approved an application for listing of the CrossCountry Common Equity on a national securities exchange or quoted in one of the NASDAQ markets;

                  - to the extent provided in the Plan, on the CrossCountry Distribution Date, the shares of capital stock or equity interests in CrossCountry Distributing Company held by the CrossCountry Enron Parties will be cancelled;

                  - the CrossCountry Enron Parties will cause CrossCountry Distributing Company to issue the CrossCountry Common Equity required by the Plan (with such shares or equity interests not immediately distributed to creditors being held in a reserve for Disputed Claims), and take all actions necessary to ensure that those shares or other equity interests are duly authorized, validly issued, fully paid and nonassessable and free of any preemptive rights;

                  - subject to certain exceptions in the CrossCountry Contribution and Separation Agreement, CrossCountry Distributing Company will bear the expenses incurred in connection with a distribution of its shares;

                  - ENE intends to obtain such consents as are necessary to effect the CrossCountry Distribution pursuant to the Plan. Refer to Section XIV.A.4., "Delayed Distribution or Non-Distribution of Plan Securities" for further information; and

                  - with respect to any claims relating to pre-contribution obligations (including intercompany notes or receivables) owed by ENE and its affiliates (other than CrossCountry and its subsidiaries) to CrossCountry or any of its subsidiaries, CrossCountry agrees to, and to cause its subsidiaries to, and to cause any assignee or successor in interest to such obligations to agree to, submit a Ballot voting in favor of the Plan, to the extent such claims entitle the holder thereof to vote on the Plan.

                           (i)      INDEMNIFICATION

                                    (A)      TAX INDEMNIFICATION. ENE has agreed
to indemnify the CrossCountry Indemnified Parties against any taxes, or liabilities incurred in connection with taxes, of any subsidiary of CrossCountry that are imposed upon such subsidiary by reason of its being severally liable for any taxes of ENE and its subsidiaries (other than CrossCountry and its subsidiaries) pursuant to Treasury Regulation Section 1.1502-6(a) or any analogous state, local, or foreign law. This obligation to indemnify terminates upon the closing of the Chapter 11 Cases.

                                    (B)      EMPLOYEE BENEFITS INDEMNIFICATION.
ENE has agreed to indemnify the CrossCountry Indemnified Parties against any liabilities arising out of any employee benefit plan sponsored by ENE that are imposed upon any CrossCountry subsidiary (i) under Title IV of ERISA or (ii) due to participating employer status in the Enron Corp. Savings Plan. This obligation to indemnify terminates upon the closing of the Chapter 11 Cases.

                                    (C)      TGS RELATED INDEMNIFICATION. In
connection with ENE's investment in TGS, ENE included Transwestern as a member of the "economic group" of ENE-controlled companies, and Transwestern agreed to provide ongoing technical support to the ENE affiliate, EPCA, serving as the Technical Operator for the TGS pipeline. Refer to Section IX.F.2.a., "TGS" for further information. CrossCountry has agreed to provide ENE with written notice of any communication from TGS, EPCA, any direct or indirect stakeholder in TGS (if such communication relates to TGS), or the Argentine government. Regardless of whether ENE has received such notice, ENE may request in writing that CrossCountry cause Transwestern to perform certain services or take certain actions with respect to existing obligations relating to TGS or EPCA. CrossCountry has agreed to cause Transwestern to perform such services or take such actions promptly upon the receipt of such notice, and shall cause Transwestern to perform in a reasonably prudent manner and in accordance with natural gas pipeline industry standards in the United States.

                  Under the CrossCountry Contribution and Separation Agreement, ENE has agreed to indemnify the CrossCountry Indemnified Parties against any liabilities incurred by CrossCountry in connection with third-party claims arising from ENE's investment in TGS, including potential liabilities that may result from Transwestern's ceasing to be a member of ENE's economic group. However, ENE will have no obligation to indemnify CrossCountry for any such liabilities if (i) CrossCountry fails to provide ENE with a notice of certain communications relating to TGS when required to do so or (ii) such liabilities arise from any action or inaction by Transwestern that is not in accordance with the performance standards or requested by ENE.

                  CrossCountry has agreed to indemnify the Enron Indemnified Parties against any liabilities incurred by an Enron Indemnified Party as a result of (w) CrossCountry's failure to provide ENE with notice when required to do so, (x) Transwestern's refusal or failure to promptly perform services or actions set forth in a notice from ENE requesting such performance, (y) performance pursuant to such notice that is not in accordance with the performance standard set forth in the CrossCountry Contribution and Separation Agreement or (z) Transwestern's election to perform services or take any action in the absence of a notice requesting performance from ENE, or to perform services or take actions in addition to those specified in any such notice. The obligations to indemnify with respect to TGS-related matters terminate upon the closing of the Chapter 11 Cases.

                                    (D)      GENERAL INDEMNIFICATION. In
addition to the indemnification obligations described above, CrossCountry and ENE have agreed to indemnify the Enron Indemnified Parties and the CrossCountry Indemnified Parties, respectively, against any liabilities resulting from third-party claims caused by a material breach by such party of the CrossCountry Contribution and Separation Agreement. In addition, CrossCountry has agreed to indemnify the Enron Indemnified Parties against any liabilities arising out of any guaranty (existing on or prior to closing) of any obligation of CrossCountry or its subsidiaries by ENE or any affiliate of ENE (other than CrossCountry and its subsidiaries). Each party's obligation to indemnify pursuant to the general indemnification will terminate upon the distribution to creditors of CrossCountry Common Equity pursuant to the terms of the Plan except for the obligation to indemnify against liabilities arising out of a material breach of covenants in the CrossCountry Contribution and Separation Agreement that by their terms contemplate performance after such date which shall survive for the applicable period of time set forth in such covenant.

                                    (E)      CROSSCOUNTRY RELEASE OF ENE AND ITS
AFFILIATES. In addition, in connection with the CrossCountry Contribution and Separation Agreement, CrossCountry has agreed to separately provide a release, effective on the closing date of the CrossCountry Contribution and Separation Agreement and the date of distribution to creditors of the CrossCountry Common Equity under the Plan, of liabilities of the CrossCountry Enron Parties and their affiliates existing on or before the closing date of the CrossCountry Contribution and Separation Agreement or the date of distribution to creditors of the CrossCountry Common Equity under the Plan, respectively. This release is subject to certain exceptions, including liabilities allocated to the CrossCountry Enron Parties under the CrossCountry Contribution and Separation Agreement and the related ancillary agreements, liabilities under certain ongoing contractual obligations between ENE and its affiliates on the one hand, and CrossCountry and its affiliates on the other hand, certain intercompany obligations between ENE and CrossCountry as reflected on their respective balance sheets, and bankruptcy claims filed by CrossCountry and its affiliates prior to the closing date of the CrossCountry Contribution and Separation Agreement that are allowed pursuant to the terms of the Plan.

                                    (F)      LIMITATIONS ON INDEMNIFICATION. The
CrossCountry Enron Parties, on the one hand, and CrossCountry, on the other hand, shall not be required to indemnify the CrossCountry Indemnified Parties and the Enron Indemnified Parties, respectively, for any liabilities resulting from third-party claims caused by a material breach by such party of the CrossCountry Contribution and Separation Agreement or liabilities arising under the Transition Services Agreement, exceeding $125 million in the aggregate.

                           (ii)     TERMINATION. ENE may unilaterally terminate
the CrossCountry Contribution and Separation Agreement at any time in its discretion, subject to the consent of the Creditors' Committee.

                  Upon the occurrence of an event that is materially adverse to the business, financial condition or assets of CrossCountry and its subsidiaries prior to the closing date, ETS may terminate the CrossCountry Contribution and Separation Agreement if the board of directors of ETS determines in good faith that the exercise of its fiduciary duties requires that ETS terminate the CrossCountry Contribution and Separation Agreement.

                           (iii)    CERTAIN GOVERNANCE PROVISIONS. From the
closing date until the CrossCountry Distribution pursuant to the terms of the Plan, CrossCountry has agreed that it will not take the following actions without the approval of a majority of the membership interests in CrossCountry:

                  - disposing of any capital stock or other equity interests held directly or indirectly by CrossCountry in certain pipeline and service companies or selling any significant portion of the assets of CrossCountry or such companies;

                  - entering into any new lines of business or changing the fiscal year;

                  - establishing or modifying significant accounting methods, practices or policies or significant tax policies;

                  - registering securities of CrossCountry or certain subsidiaries of CrossCountry for issuance under federal or state securities laws;

                  - issuing any capital stock or equity interests of CrossCountry or certain subsidiaries of CrossCountry, or any securities convertible into, or exercisable or exchangeable for, capital stock or equity interests of CrossCountry or certain subsidiaries of CrossCountry;

                  - creating or assuming any indebtedness for borrowed money in excess of $40 million in the aggregate for CrossCountry and certain of its subsidiaries, except for renewals, roll-overs, or refinancings of existing indebtedness;

                  - adopting or materially amending any equity-based bonus or employee benefit plan or program;

                  - incurring (x) any non-maintenance capital expenditures, or commitments to make non-maintenance capital expenditures, in excess of $15 million in the aggregate per CrossCountry fiscal year and/or per project or group of related projects or (y) annual maintenance capital expenditures, or commitments to make annual maintenance capital expenditures, in excess of $50 million in the aggregate, in each case, by CrossCountry and certain of its subsidiaries;

                  - compromising or settling litigation in excess of $2 million; or

                  - entering into any joint venture, partnership, merger, or other business combination transaction.

                  Until the CrossCountry Distribution, CrossCountry has agreed that it will cause its controlled subsidiaries not to, and will use commercially reasonable efforts, subject to any applicable fiduciary and/or contractual obligations, to cause its non-controlled subsidiaries not to, engage in the above actions. CrossCountry has also agreed to cause its subsidiaries to include these provisions in their respective certificates of incorporation. Refer to
Section XIV.A.4., "Delayed Distribution or Non-Distribution of Plan Securities" for further information.

                  Prior to the closing of the CrossCountry Contribution and Separation Agreement, the CrossCountry Enron Parties will execute an amended and restated CrossCountry Limited Liability Company Agreement setting forth the same shareholder protection provisions. CrossCountry may not amend the provisions of its limited liability company agreement without first obtaining an order of the Bankruptcy Court permitting such amendment.

                  Upon the written request (if any) of ENE to CrossCountry, at any time prior to the CrossCountry Distribution Date, the board of managers of CrossCountry will commence an auction process for the sale of certain of its businesses or assets, subject to CrossCountry member approval of the terms and conditions of such sale. CrossCountry must first obtain an order of the Bankruptcy Court authorizing such member approval.

                           (iv)     TRANSFER OF SHARED SERVICES ASSETS. Prior to
the closing, EOS and ETS will assign to CrossCountry or a designated subsidiary of CrossCountry certain assets, including certain information technology and the Ardmore Data Center in Houston, Texas, on an "as-is," "where-is" basis. The Ardmore Data Center is the primary internet/telecommunications center for ENE and its affiliates, including the Pipeline Businesses. The servers, storage area network equipment, and phone switch equipment for ENE and its affiliates, including the Pipeline Businesses, are located at Ardmore. Under the Transition Services Agreement described below, CrossCountry agrees to provide support services to ENE relating to the Ardmore Data Center.

                           (v)      CONDITIONS TO CLOSING. In addition to
customary conditions to the obligations of the parties, including the absence of material breaches of the CrossCountry Contribution and Separation Agreement, performance of all covenants and agreements and the delivery of all closing documentation, the obligation of the parties under the CrossCountry Contribution and Separation Agreement is conditioned upon (i) the release of all liens on the CrossCountry Equity Interests imposed in connection with ENE's Amended DIP Credit Agreement, (ii) obtaining the necessary consents under Transwestern's credit facility, and (iii) obtaining consent from the FCC.

                  b.       ANCILLARY AGREEMENTS

                           (i)      TRANSITION SERVICES AGREEMENT. At the
closing of the transactions contemplated by the CrossCountry Contribution and Separation Agreement, CrossCountry and ENE will enter into a Transition Services Agreement pursuant to which ENE will provide to CrossCountry, on an interim, transitional basis, various services, including, but not limited to, the following categories of services: (i) office space and related services, (ii) information technology services, (iii) SAP accounting system usage rights and administrative support, (iv) tax services, (v) cash management services, (vi) insurance services, (vii) contract management and purchasing support services,
(viii) corporate legal services, (ix) corporate secretary services, (x) off-site and on-site storage, (xi) payroll, employee benefits and administration services, and (xii) services from RAC on a defined project basis. CrossCountry will provide to ENE, on an interim, transitional basis, various services, including, but not limited to, the following categories of services: (i) floor space for servers and other information technology equipment, (ii) technical expertise and assistance, including, without limitation, pipeline integrity, safety, environmental and compliance, (iii) accounts payable support, and (iv) accounting services relating to businesses owned directly or indirectly by ETS immediately prior to closing.

                  The parties are expected to enter into a Transition Services Supplemental Agreement at the closing of the CrossCountry Contribution and Separation Agreement. Subject to the consent of the Creditors' Committee, the Transition Services Supplemental Agreement will more fully delineate the services provided within each category set forth in the Transition Services Agreement. The charges for such transition services will be cost based. Certain services will be charged on an "as needed" basis.

                  Provision of the transition services will commence on the effective date of the Transition Services Agreement and terminate on December 31, 2004, unless otherwise agreed in writing by the parties. However, except as otherwise provided for in the Transition Services Supplemental Agreement, ENE may terminate any transition service upon ninety days' prior written notice to CrossCountry.

                           (ii)     CROSS LICENSE AGREEMENT. At the closing of
the transactions contemplated by the CrossCountry Contribution and Separation Agreement, ENE and certain of its subsidiaries and affiliated companies will enter into a Cross License Agreement pursuant to which each of the companies that are a party to the Cross License Agreement will grant, without warranty of any kind, each and every other party and their respective subsidiaries, all of the intellectual property rights of the party granting the license in and to certain software programs, documentation, and patents described in the Cross License, a non-exclusive, royalty free, sublicensable license, with fully alienable rights, to (i) use, copy, and modify the licensed programs and documentation; (ii) use, make, have made, distribute, and sell any and all products and services of the party receiving the license as well as such party's subsidiaries and sublicensees (if any); and (iii) engage in the business of such party receiving the license and business of its subsidiaries and sublicensees (if any) prior to, on, and after the closing date.

                  The Cross License Agreement became will become effective on the closing date and the licenses granted will continue in perpetuity unless licenses granted to a breaching party are terminated by any affected non-breaching party in the event such breaching party fails to cure a material breach of the Cross License Agreement within thirty days after delivery of written notice of the breach.

                           (iii)    TAX SHARING AGREEMENT. At the closing of the
transactions contemplated by the CrossCountry Contribution and Separation Agreement, each CrossCountry subsidiary that is a member of the ENE tax group will enter into a Tax Sharing Agreement with ENE. The Tax Sharing Agreement will set forth the respective rights and responsibilities of the parties to the Tax Sharing Agreement with respect to taxes. Under the Tax Sharing Agreement, the parties will cause their respective subsidiaries to consent, to the extent necessary, to the filing of consolidated returns by ENE, including consolidated returns for the tax year ended December 31, 2003, and for each year thereafter that they are eligible to file consolidated returns, until such time as ENE, in the exercise of its sole discretion, elects to refrain from filing consolidated tax returns. ENE will be responsible for, among other things, the preparation and filing of all required consolidated returns on behalf of the companies and their subsidiaries, making elections and adopting accounting methods, filing claims for refund or credit, and managing audits and other administrative proceedings conducted by the IRS.

                  Under this agreement, each subsidiary of CrossCountry that is a member of the ENE Tax Group will be obligated to pay ENE the amount of income tax that such entity would have paid on a stand-alone basis and each of the parties and their respective subsidiaries will be compensated for the use of their respective net operating losses and/or tax credits to the extent utilized in the ENE consolidated return (other than the use of such losses or credits to offset gain in respect of an election pursuant to section 338(h)(10) of the
IRC).

                  Prior to a subsidiary of ENE that is a party to the Tax Sharing Agreement ceasing to be a member of the ENE consolidated tax group, all intercompany payable accounts and intercompany receivable accounts of such subsidiary will be offset and netted against each other. If the resulting net balance is a payable from such subsidiary to ENE, then such subsidiary will pay the amount due to ENE. If the resulting net balance is a receivable from ENE to such subsidiary (other than Transwestern), then such subsidiary will assign and transfer its interest in the receivable to ENE. If the resulting net balance is a receivable from ENE to Transwestern, ENE and Transwestern will determine how such receivable will be settled.

                  The Tax Sharing Agreement will become effective on the closing date of the CrossCountry Contribution and Separation Agreement. After the Effective Date, ENE and each subsidiary of CrossCountry that is a member of the ENE tax group may continue to be parties to this Tax Sharing Agreement, or a new tax sharing agreement on similar terms until ENE and the applicable CrossCountry subsidiaries no longer file consolidated returns.

                           (iv)     THE ARDMORE COLLOCATION LICENSE AGREEMENT.
Prior to the closing of the CrossCountry Contribution and Separation Agreement, ENE and CrossCountry will enter into a license or lease agreement under which CrossCountry will lease to ENE adequate floor space in the Ardmore Data Center for servers and other information technology equipment owned by the CrossCountry Enron Parties. The space will be provided on a cost-basis for a term to be specified in the Ardmore Collocation License Agreement.

         2.       CERTAIN BUSINESS RELATIONSHIPS

                  a. TGS. In 1992, Argentina granted TGS a 35-year license to operate Argentina's main natural gas pipeline. Following a competitive bid process, the Argentine government awarded the bid to own and operate the TGS pipeline to a consortium that included ENE. As part of the bid application, Transwestern agreed to provide ongoing technical support to the ENE affiliate, EPCA, serving as the Technical Operator for the TGS pipeline. In addition, Transwestern guaranteed the performance of Enron Pipeline Company of Argentina's obligations under certain shareholder and other agreements with its joint venture partner. The surviving performance obligations under these agreements primarily involve corporate governance issues and shareholder rights.

                  b. ENE. The businesses that will be contributed to CrossCountry upon closing of the formation transactions have in place a number of arrangements with ENE, its subsidiaries and affiliates for certain general corporate services, including, but not limited to, information technology related matters, benefits plans or benefits related matters, and tax sharing arrangements. Upon closing of the formation transactions, these services will be provided pursuant to the agreements described herein. In addition, various agreements exist that are associated with the services provided by the business to the subsidiaries and affiliates of ENE such as natural gas transportation agreements and agreements that relate to the operation of the businesses such as compression services agreements.

                  Contemporaneous with the initiation of the Chapter 11 Cases, ENE and a number of its subsidiaries and affiliates that are the subject of Chapter 11 Cases ceased performance of their respective obligations under a number of such agreements with one or more of the CrossCountry companies or third parties. Those agreements (as well as any other agreements entered into by one of CrossCountry's businesses with a Debtor) have been, or are subject to being, rejected, at the option of the Debtor, as executory contracts. ENE and those of its subsidiaries and affiliates involved in the Chapter 11 Cases have not yet identified the agreements that will be rejected as executory contracts. CrossCountry may assume certain obligations to pay prepetition amounts due under certain contracts that CrossCountry elects to be assigned to it by Debtor entities. CrossCountry is not able to currently quantify the amount of such costs.

                  Transwestern and Florida Gas have entered into compression services agreements with ECS, an ENE affiliate, that continues to perform under the terms of such agreements.

                  Transwestern and Citrus have entered into hedging and transportation arrangements and intercompany loans with ENE and/or its subsidiaries or affiliates. Resolution of any claims by or against Transwestern and Citrus relating to such transactions will be addressed in the Plan.

                  ENE and El Paso's subsidiary, Southern Natural Gas, are parties to a Capital Stock Agreement, which governs ownership and disposition of the shares of Citrus. On December 1, 2003, the Bankruptcy Court entered a final and non-appealable order approving assumption and assignment of the Capital Stock Agreement to CrossCountry or its designee. Following assumption and assignment pursuant to the order, CrossCountry or its designee will become the Principal under the Capital Stock Agreement, and ENE will be relieved from any obligations under the Capital Stock Agreement in accordance with section 365 of the Bankruptcy Code.

                  Northern Border Partners and its subsidiaries have entered into various agreements with ENE and certain affiliates that are subject to the bankruptcy proceedings that are described in Northern Border Partners' annual report on Form 10-K for the year ended December 31, 2002, which report was not prepared by the Debtors but may contain information relevant to the Creditors' decision to approve the Plan.

G.       INDEMNIFICATION OF MANAGERS AND OFFICERS

                  The CrossCountry Limited Liability Company Agreement provides that CrossCountry will indemnify managers and officers of CrossCountry for actions taken in their capacity as managers and officers of CrossCountry. Under the CrossCountry Limited Liability Company Agreement, managers and officers will be indemnified against expenses (including attorneys' fees), judgments, fines, and amounts paid in settlement in connection with specified actions, suits or proceedings, whether civil, criminal, administrative or investigative (a derivative action) if they acted in good faith and in a manner they reasonably believed to be in or not opposed to the best interests of CrossCountry and, with respect to any criminal action or proceeding, had no reasonable cause to believe their conduct was unlawful. Expenses incurred by a manager or officer in connection with an indemnifiable claim will be obligated to repay such advance to the extent it is ultimately determined that such manager or officer was not entitled to indemnification. CrossCountry is authorized, in its discretion, to provide the same indemnification protections to employees and agents. It is anticipated that CrossCountry Distributing Company's organizational documents will include equivalent indemnification provisions applicable to the directors, managers, officers, employees and agents of the CrossCountry Distributing Company.

H.       EQUITY COMPENSATION PLAN

                  Following confirmation of the Plan, in order to attract, retain and motivate highly competent persons as key employees and/or directors or managers to manage the CrossCountry Equity Interests, CrossCountry and/or its successors or affiliates expect to adopt a long-term equity incentive compensation plan or plans providing for awards to such individuals. It is anticipated that the compensation committee of the granting entity's board of directors or managing members will determine the specific terms of any grants made under any such plan and will provide grants of awards designed to focus equity compensation on performance and alignment with the equity holders of such adopting entity; provided, however, that the equity awards reserved for any such plan will not exceed, in the aggregate, 10% of the equity interests of CrossCountry to be issued pursuant to the Plan, with projected annual equity usage under any such plan or plans not to exceed, in the aggregate, 2% of the equity interest of CrossCountry to be issued pursuant to the Plan.

                       X. PRISMA ENERGY INTERNATIONAL INC.

   CAPITALIZED TERMS USED THROUGHOUT THIS DISCLOSURE STATEMENT ARE DEFINED IN APPENDIX A: "MATERIAL DEFINED TERMS FOR ENRON DISCLOSURE STATEMENT" ATTACHED
                                     HERETO.

A.       BUSINESS

         1.       GENERAL

                  Prisma is a Cayman Islands exempted company with limited liability formed to own and, in certain circumstances, operate many of ENE's international energy infrastructure businesses. No operating businesses or assets have been transferred to Prisma at this time; however, subject to obtaining requisite consents, the Debtors intend to transfer the businesses described in this section of the Disclosure Statement to Prisma either in connection with the Plan or at such earlier date as may be determined by ENE and approved by the Bankruptcy Court. In addition, as previously approved by the Bankruptcy Court, the Debtors have transferred certain employees to a wholly-owned subsidiary of Prisma formed to provide services to Prisma and its subsidiaries, as well as, in certain instances, the Debtors and their affiliates, with respect to operating and managing international assets.

                  The Debtors are actively pursuing a strategy to obtain the requisite consents, including approval of the Bankruptcy Court, in order to transfer certain operating businesses and assets to Prisma and its subsidiaries; however, there can be no assurance as to which businesses and assets ultimately will comprise Prisma. Prisma will be engaged in the generation and distribution of electricity, the transportation and distribution of natural gas and LPG, and the processing of NGLs. If all businesses are transferred to Prisma as contemplated, Prisma will own interests in businesses whose assets will:

                  - include over 9,600 miles of natural gas transmission and distribution pipelines;

                  - include over 56,000 miles of electric transmission and distribution lines;

                  - include over 2,100 MW of electric generating capacity;

                  - serve 6.5 million LPG, gas, and electricity customers;

                  -        be located in 14 countries; and

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

                  -        employ over 7,900 people.

                  Prisma will be an energy infrastructure company providing energy generation, transportation, processing, and distribution services in a safe and reliable manner. By concentrating on its core competencies of owning and operating energy infrastructure assets in diverse international locations, Prisma intends to focus on being a low-cost, efficient operator in the markets it serves. Prisma's anticipated objective is to generate stable cash flow, earnings per share, and dividends, and to grow each of these through growth projected within the existing portfolio of businesses. Prisma will operate through three business segments -- Natural Gas Services, Power Distribution, and Power Generation. Prisma should be well-positioned to implement its planned strategy, but it will face risks both specific to its assets and general to the markets and countries in which it will operate. In addition to Bankruptcy Court approval, the transfer of the businesses described in this Disclosure Statement to Prisma will require the consent of other parties, including, but not limited to, governmental authorities in various jurisdictions. If any such consents are not obtained, then at the discretion of ENE, with the consent of the Creditors' Committee, as contemplated in the Plan, one or more of these businesses may not be transferred to Prisma, but instead will remain directly or indirectly with ENE. Refer to Section X.A.2., "Risk Factors" for further information.

                  The corporate affairs of Prisma will be governed by its memorandum and articles of association, amended and restated versions of which will accompany the Prisma Contribution and Separation Agreement, and by the Companies Law and common law in the Cayman Islands. The rights of shareholders and the fiduciary responsibilities of directors under Cayman Islands law are not as clearly established as under statutes or judicial precedent in existence in jurisdictions in the United States. For example, unlike in many jurisdictions in the United States, Cayman Islands law does not specifically provide for shareholder appraisal rights on a merger or consolidation of a company. Shareholders of Cayman Islands exempted companies have no general rights under Cayman Islands law to obtain copies of lists of shareholders of the company or to inspect its corporate records or accounts except as may be permitted under the Articles of Association. Subject to limited exceptions, under Cayman Islands law, a minority shareholder may not bring a derivative action against the board of directors. There are other differences between Cayman Islands and U.S. corporate law not summarized here. Also, because Prisma is a Cayman Islands exempted company, there is uncertainty as to whether the Grand Court of the Cayman Islands would recognize or enforce judgments of United States courts obtained against Prisma predicated upon the civil liability provisions of the securities laws of the United States or any state thereof to the extent such provisions constitute a fine or similar penalty, or be competent to hear original actions brought in the Cayman Islands against Prisma predicated upon the securities law of the United States or any state thereof.

                  a. NATURAL GAS SERVICES. Natural Gas Services is expected to serve its customers through natural gas and liquids pipelines, natural gas and LPG distribution systems, LPG import terminals, and natural gas processing facilities. Generally, the assets planned to be a part of Natural Gas Services are either subject to firm contracts for their capacity (i.e., long-term transportation or processing contracts designed to provide a fixed customer fee regardless of the level of actual throughput) or are regulated and have historically provided a stable, predictable stream of cash flows. Refer to
Section X.A.2., "Risk Factors" for further information on conditions and developments that could upset this stability. By utilizing and building on its

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

initial infrastructure, Natural Gas Services will strive to capture additional throughput volumes or connect to incremental customers and, therefore, generate additional cash flows.

                  Specifically, Natural Gas Services is expected to consist of ownership interests in:

                  - nine city gas distribution companies located in South Korea providing service to over two million customers;

                  - LPG distribution businesses located in Venezuela and South Korea providing service, directly or through distributors, to over 2.2 million customers;

                  - six separate transportation businesses located in South America with a daily throughput capacity of approximately 3.2 billion cubic feet per day of natural gas spanning more than 6,000 miles; and

                  - NGL extraction, fractionation, refrigeration, and storage located in Venezuela.

                  b. POWER DISTRIBUTION. It is anticipated that Power Distribution will provide retail electricity delivery to approximately 1.8 million customers in the States of Sao Paulo and Mato Grosso do Sul, Brazil, through subsidiary Elektro, a Brazilian local electricity distribution company. Prisma is expected to own 99.62% of Elektro.

                  Elektro's concession area covers 223 municipalities in Sao Paulo and five municipalities in Mato Grosso do Sul, encompassing approximately 56,000 miles of distribution lines. A 30-year renewable concession contract, the first term of which expires in 2028, provides exclusive distribution rights within the concession area. Elektro is a business that has historically provided a stable, predictable local currency cash flow stream with moderate growth.

                  Sao Paulo, located in the southeastern region of the country, is the most highly urbanized and industrialized state in Brazil. Its economy accounts for approximately 37% of Brazilian GDP and 33% of national electricity consumption. Elektro is the third-largest local electricity distribution company in Sao Paulo and the seventh-largest in Brazil.

                  In the period from 1990 to 2000, the overall electricity consumption in Brazil increased by a 4.4% CAGR. During the same period the electricity consumption in Elektro's concession area grew at a CAGR of 5.1%, exceeding average consumption in the southeastern region.

                  c. POWER GENERATION. Power Generation is expected to consist of ownership interests in ten power plants. These power plants:

                  - have a total generating capacity of approximately 2,100 MW, with Prisma's ownership percentage representing generating capacity of approximately 1,180 MW;

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

                  - are located in Argentina, Brazil, the Dominican Republic, Guam, Guatemala, Nicaragua, Panama, the Philippines, Poland, and Turkey; and

                  - utilize natural gas as the primary fuel in four plants, and liquid fuel in the remainder.

                  It is anticipated that Power Generation will generate stable cash flows as most of the electrical capacity and energy of the power plants has been pre-sold on a long-term basis to cover all fixed and variable costs of operations, fuel costs and debt service and a return on equity capital. To the extent any generating capacity remains uncommitted, Prisma is expected to market such excess generation into available markets. Approximately 85% to 90% of the expected generating capacity of Prisma in 2003 and over the succeeding three years is fully contracted.

         2.       RISK FACTORS

                  Refer to Section XIV., "Risk Factors and Other Factors to be Considered" for further information related to the risks applicable to Prisma. The risks described therein are not the only ones facing Prisma. Additional risks are also described in the individual descriptions of the businesses expected to be a part of Prisma. Other risks may not presently be known to ENE or ENE may have deemed them to be immaterial at this time. Prisma's businesses, financial condition, and results of operations could be materially adversely affected by any of these risks.

                  Prisma has been formed, but no operating businesses or assets have been transferred to Prisma at this time. The Debtors and Prisma are currently seeking numerous approvals, consents, and waivers from lenders, partners, governmental authorities, and other parties to allow the businesses described in this Disclosure Statement to be transferred to Prisma in connection with the Plan. There can be no assurance that all or any of such approvals or consents can be obtained. Certain of the approvals and consents are required pursuant to applicable agreements or law to be obtained prior to the initial transfer of the businesses to Prisma and others will be triggered upon the distribution of shares of Prisma's capital stock pursuant to the Plan. Nevertheless, the Debtors and Prisma are seeking consents for both the initial transfer and the subsequent distribution of shares to the creditors prior to the initial transfer of each business to Prisma. In addition, the Debtors and Prisma are seeking the consent of certain parties to any post-transfer sale of Prisma or discrete businesses within Prisma to as of yet unidentified third parties. There can be no assurance, however, that these consents will be obtained. The required consents and approvals generally fall into the following categories:

                  - Lenders. The many credit facilities and other debt instruments to which the businesses to be transferred to Prisma are parties often require ENE to directly or indirectly hold specified percentages of the equity interests in the business, or provide that a change of control of the business is an event of default. The lenders, including various multilateral agencies, under these credit facilities and other debt instruments must therefore consent to ENE no longer being in the chain of ownership of the transferred businesses.

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

                  - Governmental Authorities. Many of the businesses to be transferred to Prisma are regulated by local energy regulatory authorities, operate pursuant to concessions granted by governmental authorities or are party to agreements with governmental authorities. These regulatory and other governmental authorities often must consent to the transfer of the businesses to Prisma. Additionally, certain of the proposed transfers to Prisma are subject to review by antitrust agencies, which either must approve the transfer in advance or have the authority to impose conditions on Prisma's business following the transfer.

                  - Partners. Because ENE and its subsidiaries generally own less than 100% of the businesses to be transferred to Prisma, they are sometimes party to shareholder agreements that, among other things, require the shareholders to consent to certain transfers by a shareholder of its equity interest in the business to a third party or give the shareholders preferential purchase rights in connection with certain transfers of equity interests in the business. The preferential rights often include (1) rights of first refusal that require a party to offer to sell its equity interests to the other shareholders on the same or more favorable terms on which it would be willing to sell its equity to a third party and (2) change of control purchase rights that require a shareholder that has experienced a direct or indirect change of control to offer to sell its equity interest in the business to the other shareholders. To the extent that these purchase rights are applicable to the transfer of businesses to Prisma or the subsequent distribution of shares of Prisma's capital stock, ENE expects to either offer these purchase rights to the other shareholders or ask the shareholders to waive their rights prior to the transfer to Prisma.

                  -        Debtors' Financing Transactions -- Rawhide. Refer to
                           Section III.F.43, "Rawhide" for information regarding the financing transaction referred to as Rawhide. ENE, with Ponderosa, indirectly owns 50% of Centragas, which interests are expected to be transferred to Prisma. The transfer of these interests to Prisma may be subject to the consent of the holders of the debt and equity interests in this financing structure, which may or may not be granted in connection with an overall settlement of the various rights and obligations between ENE and the financing structure. No assurances can be given that the Debtors and Prisma will obtain the requisite structure related consents and approvals (if any) required to transfer Centragas into Prisma.

                  -        Debtors' Financing Transactions -- Osprey/Whitewing.
                           Refer to Section III.F.42, "Osprey/Whitewing" for information regarding Osprey and Whitewing LP and their ownership interests in certain assets. Whitewing LP beneficially owns voting and non-voting economic interests in assets that are proposed to be included in Prisma, including Elektro (24.09% economic interest), Trakya (22.17% economic interest) and ENS (50% equity interest). Certain holders of the Osprey Notes assert that, for these assets to be included as part of Prisma, Prisma may be required to purchase Whitewing LP's beneficial interests or obtain such interests as a result of a settlement or other agreement. If such assertions are correct, no assurances can be given that Whitewing LP's beneficial interests in Elektro, ENS and/or Trakya will be transferred to Prisma.

                  -        Debtors' Financing Transactions -- Enron Equity Corp.
                           Refer to Section III.F.22, "Enron Equity Corp." for information regarding the financing transaction referred to as Enron Equity Corp. Including any interests in which Enron Equity Corp. may assert a beneficial interest, ENE, with Ponderosa, indirectly owns 50% of Centragas and ENE indirectly owns 85% of SECLP. The entities transferring these assets to Prisma are Debtors (including Enron Holding Company LLC and Enron Commercial Finance Ltd.) and, at this time, it is anticipated that these Debtors will not make any distributions to their equity holders. In addition, Enron Equity Corp. holds an indirect 0.89% interest in SECLP which is not being transferred into Prisma.

                  If any required approval, consent or waiver relating to the transfer of a particular business or the subsequent distribution of shares to the creditors cannot be obtained prior to the transfer of the assets to Prisma, then at the discretion of ENE, with the consent of the Creditors' Committee, as contemplated in the Plan, such business may not be transferred to Prisma and, instead, would remain, directly or indirectly, with ENE. Refer to Section X.A.3., "Transferred Businesses" for further information about businesses that would remain with ENE. As a result, it is possible that Prisma's businesses may not include all of the transferred businesses described in this Disclosure Statement. In addition, it is possible that any consents or approvals that are given could contain conditions or limitations that could adversely affect Prisma's ability to operate and manage its business, or adversely affect its financial results.

                  Following the transfers to Prisma, certain businesses will remain subject to governmental rules and regulations, such as utility ownership requirements or antitrust laws, which may require that an approval be obtained each time there is a direct or indirect change in the ownership or control of such business. The failure to obtain such an approval may result in violations of local laws, the loss of governmental approvals, and defaults under applicable loan agreements. Such approval requirements could deter changes in ownership or control of Prisma that may otherwise have occurred, and any actual change in the ownership or control of Prisma that would trigger any such approval requirements could adversely impact the price and liquidity of the shares of stock of Prisma.

         3.       TRANSFERRED BUSINESSES

                  a. WORLDWIDE ASSET BASE. All of the businesses that are expected to be a part of Prisma are located outside the United States, except for one business located in the U.S. territory of Guam. Prisma will face different political, economic, and regulatory challenges in each of the 14 countries in which it will operate. While operating in several countries will bring many challenges, it should also help Prisma to diversify its risks and create additional expansion opportunities. Refer to Section XIV.I.1.b., "Regulatory Intervention and Political Pressure" for further information.

                  b.       FORMATION OF PRISMA AND CONTRIBUTION OF PRISMA ASSETS

                  Prisma was organized as an exempted company with limited liability in the Cayman Islands on June 24, 2003 for the purpose of acquiring the Prisma Assets, which include equity interests in the identified businesses, intercompany loans to the businesses held by affiliates of ENE, and contractual rights held by affiliates of ENE. ENE and its affiliates will contribute the Prisma Assets to Prisma in exchange for shares of Prisma Common Stock commensurate with the value of the Prisma Assets contributed. The contribution of the Prisma Assets is expected to be effected pursuant to a Prisma Contribution and Separation Agreement to be entered into among Prisma and ENE and several of its affiliates. It is anticipated that the Prisma Contribution and Separation Agreement, which is currently being negotiated, will be submitted for Bankruptcy Court approval either as part of the Plan Supplement or by a separate motion. Refer to Section X.E., "Prisma Contribution and Separation Agreement" for additional information. Prisma and ENE and its affiliates also expect to enter into certain ancillary agreements, which may include a new Transition Services Agreement, a Tax Allocation Agreement and a Cross License Agreement.

                  The employees of ENE and its affiliates who have been supervising and managing the Prisma Assets since December 2001, became employees of a subsidiary of Prisma effective on or about July 31, 2003. In connection therewith, as approved by the Bankruptcy Court, ENE and its affiliates entered into four separate Transition Services Agreements pursuant to which such employees will continue to supervise and manage the Prisma Assets and other international assets and interests owned or operated by ENE and its affiliates.

                  The ancillary agreements, together with the Prisma Contribution and Separation Agreement, will govern the relationship between Prisma and ENE and its affiliates subsequent to the contribution of the Prisma Assets, provide for the performance of certain interim services, and define other rights and obligations until the distribution of shares of capital stock of Prisma pursuant to the Plan or the sale of the stock to a third party. In addition, the Prisma Contribution and Separation Agreement or the ancillary agreements are expected to set forth certain shareholder protection provisions with respect to Prisma and may contain indemnification obligations of the Prisma Enron Parties.

                  c. NATURAL GAS SERVICES. The tables below identify the non-pipeline and pipeline businesses included in the Natural Gas Services segment and several of their key features.

                  NATURAL GAS SERVICES NON-PIPELINE BUSINESSES

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

                                                                                SCHEDULED
                           ANTICIPATED                             DATE        TERMINATION
                             PRISMA                             COMMERCIAL     DATE OF KEY
                            OWNERSHIP                          OPERATION WAS     PROJECT
  BUSINESS     LOCATION      INTEREST          BUSINESS          INITIATED      AGREEMENT
SK-Enron      South Korea     50.0%     Holding company for    July 1978 to   Not applicable
                                        equity interests in    February 1990
                                        nine CGCs, two gas     (depending on
                                        facility construction  business)
                                        and sale companies,
                                        one LPG import and
                                        marketing company
                                        and one cogeneration
                                        company

Cuiaba - TBS  Bolivia and     50.0%     Purchase and sale of   May 2002       May 4, 2019
              Argentina                 natural gas for
                                        Cuiaba-EPE

Vengas        Venezuela       97.0%     Propane transporter    1953           Not applicable
                                        and distributor

Accroven      Venezuela      49.25%     NGL extraction,        July 10, 2001  July 9, 2021
                                        fractionation,
                                        refrigeration and
                                        storage facilities

                         NATURAL GAS SERVICES PIPELINES

                                                                                                SCHEDULED
                       ANTICIPATED              ROUTE                            DATE          TERMINATION
                         PRISMA               LENGTH AND                      COMMERCIAL    DATE OF PRINCIPAL
                        OWNERSHIP             TRANSPORT                      OPERATION WAS   TRANSPORTATION
BUSINESS   LOCATION     INTEREST              CAPACITY            BUSINESS     INITIATED      AGREEMENTS
Cuiaba  -  Bolivia        50.0%       Bolivian portion of       Natural gas  May 2002       November 24, 2024
GasBol                                the BBPL to               pipeline
                                      Bolivia-Brazil border
                                      at San Matias, 226
                                      miles, current
                                      capacity of 95 MMcf/d

Cuiaba  -  Brazil         50.0%       Bolivia-Brazil border     Natural gas  May 2002       June 4, 2024
GasMat                                at San Matias to EPE      pipeline
                                      power plant, 175
                                      miles, current
                                      capacity of 95 MMcf/d

Transredes Bolivia        25.0%       A network of pipelines    Natural gas  May 1997       2003 to 2019
                                      in Bolivia with           and liquids  (formation)
                                      connections to Brazil,    pipeline
                                      Argentina and Chile,      network
                                      approximately 1,800
                                      miles of gas pipeline,
                                      1,700 miles of liquids
                                      pipeline

BBPL - GTB Bolivia    17.0% and       Rio Grande to Mutun,      Natural gas  July 1999          TCQ 2021
                      12.75% through  approximately 350 miles,  pipeline                        TCX 2021
                      its partial     current capacity of                                       TCO 2041
                      ownership of    approximately 1.1 bcf/d
                      Transredes

BBPL - TBG Brazil     4.0% and 3%     Corumba to Porto Alegre,  Natural gas  July 1999          TCQ 2021
                      through its     approximately 1,600       pipeline                        TCX 2021
                      partial         miles, nominal capacity                                   TCO 2041
                      ownership of    of 30 MMcm/d of gas
                      Transredes

Centragas  Colombia       50.0%       Ballena to                Natural gas  February 24,   February 24, 2011
                                      Barrancabermeja,          pipeline     1996
                                      359 miles, maximum
                                      capacity of 200 MMcf/d

                  As indicated above, each of the Natural Gas Services businesses that is expected to be included in Prisma has been completed and has initiated commercial operations.

                           (i)      SK-ENRON CO., LTD. (SK-ENRON). ENE
indirectly owns 50% of the outstanding shares of SK-Enron. The other 50% of SK-Enron's outstanding shares are owned by SK, which in 2002 was the third-largest business group, or chaebol, in South Korea. SK-Enron is a holding company for 100% of the outstanding shares of seven privately held CGCs and a cogeneration company in South Korea, as well as leading or controlling stakes in two publicly traded CGCs and an LPG importing and marketing company in South Korea. In addition, each of the two publicly traded CGCs has a subsidiary company that is engaged in the construction of gas facilities and sale of gas equipment. Under its holding company structure, SK-Enron conducts substantially all of its LPG and natural gas delivery operations through its subsidiaries and controlled affiliates and provides primarily shared support services through the holding company.

                  SK-Enron's affiliates operate in three businesses: (1) city gas distribution, which represented 52% of SK-Enron's 2002 revenues under Korean GAAP accounting (which consolidates the revenues of all subsidiaries in which the parent company has at least a 30% ownership interest); (2) LPG import and marketing, which represented 47% of SK-Enron's 2002 revenues under Korean GAAP accounting; and (3) cogeneration.

                                    (A)      CITY GAS. Each of SK-Enron's nine
CGCs is a publicly-regulated utility with an exclusive franchise to engage in the distribution of natural gas (and in one case, a mixture of LPG and air) to retail, commercial, and industrial customers in its respective franchise area, with certain limited exceptions. To this end, each of SK-Enron's CGCs owns distribution pipelines for transporting natural gas from the national trunk pipeline transmission system owned by KOGAS, the national monopoly natural gas wholesaling company, to the CGC's customers. Under the South Korean regulatory structure, CGCs operate on a regulated rate of return basis. The prices at which CGCs purchase gas are set by KOGAS and approved by the South Korean Ministry of Commerce, Industry and Energy, while local regulatory authorities set the tariffs for retail gas distribution. Regulated retail tariffs are designed to include full pass-throughs of fuel, operating, and capital costs plus a regulated rate of return on investment.

                                    (B)      LPG. SK-Enron's subsidiary, SK Gas,
is one of the two leading LPG importing and marketing companies operating in South Korea and supplied approximately 25% of domestic LPG consumption by volume in 2002. Approximately 57% of SK Gas's 2002 revenue was generated through the retail sale of LPG to refineries, industrial customers, and petrochemical companies and through wholesale sales to CGCs and other retailers. The balance of its 2002 revenue was generated through LPG trading activities. SK Gas owns and operates two large LPG receiving terminals and one of the world's largest single underground storage rock caverns.

                                    (C)      COGENERATION. Iksan Energy owns a
20-MW coal-fired cogeneration facility which serves 32 steam offtakers and supplies power to Korea Electric Power Company, the national power company of South Korea.

                                    (D)      CITY GAS DISTRIBUTION. South Korea
currently has a total of 32 CGCs. SK-Enron is the largest gas distribution business in South Korea. The nine CGCs affiliated with SK-Enron supplied approximately 25% of total domestic city gas demand in 2002, providing service to over two million customers. The SK-Enron CGCs provide service to all or a portion of three of the four largest cities in South Korea. The customer mix is split among residential, industrial, and commercial and varies among the individual CGCs. Historically, however, the higher margin residential segment has comprised approximately 50% of total volume. The SK-Enron CGCs purchase all of their supplies of gas from KOGAS as regassified LNG for delivery by pipeline pursuant to long-term contracts. In certain of the jurisdictions in which the SK-Enron CGCs operate, the CGCs are subject to local government regulations that require them to provide gas supply to customers upon request. However, these requirements are subject to a number of broad exceptions, including force majeure, technical difficulty in providing connections and faulty supply facilities. As a result, SK-Enron CGCs are largely exempt from liabilities to customers in their franchise areas for failure to provide service under these circumstances.

                                    (E)      INDUSTRY OVERVIEW. South Korean
natural gas demand is split between the electricity sector (33% of total volume in 2002) and the city gas sector (67% of total volume in 2002). South Korea currently relies on imported LNG to meet its entire demand for natural gas. Residential customers are the largest consumers of CGC-delivered natural gas, comprising approximately 60% of total volume in 2002. Due to higher gross tariffs applied to residential customers based on a uniform cost of gas, residential customers provide higher profit margins than industrial, commercial, or other customers. The total number of households supplied with natural gas by CGCs has increased from 6.5 million households in 1998 to 9.4 million in 2002 and is forecasted by the Korean City Gas Association to increase to almost 10.6 million by 2004. LPG consumption in 2002 was divided among household and commercial activities (32%), petrochemical and industrial activities (21%), transportation fuels (45%), and city gas (2%). LPG is growing in importance in South Korea as a transportation fuel, the largest sector usage.

                                    (F)      SHAREHOLDER ARRANGEMENTS. When
SK-Enron was formed in 1999, SK and Enron Korea entered into a Shareholders Agreement that defines, among other things, certain rights of first refusal, buy-sell rights, and consent rights to transfer by each shareholder, which by their terms do not apply in connection with upstream transfers such as the transfer of ENE's interests to Prisma. The Shareholders Agreement provides, among other things, that the Board of Directors is split equally between SK and Enron Korea nominees, certain executive positions rotate periodically between SK and Enron Korea nominees, and certain SK-Enron actions require prior board approval. The Shareholders Agreement governs the treatment of certain business activities and opportunities and provides, subject to certain exceptions, that neither shareholder nor its affiliates may pursue any of SK-Enron's primary business activities outside of SK-Enron without the other shareholder's consent. Restrictions also apply to certain other business opportunities.

                                    (G)      DIVIDENDS. Although its
organizational documents do not prohibit dividends, SK-Enron's Shareholders Agreement expresses a preference to minimize dividends unless the parties otherwise agree. Historically SK-Enron has reinvested its earnings, and its Board of Directors has not declared any dividends.

                                    (H)      SHAREHOLDER DISPUTES. In connection
with a dispute between SK and Enron Korea over certain matters, including alleged activities resulting in the failure of a proposed sale by Enron Korea of its interests in SK-Enron to close in 2002 and the subsequent abandonment of the transaction by the potential buyer, Enron Korea sent a pre-

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arbitration notice to SK under the Shareholders Agreement. SK and Enron Korea have not proceeded further with the arbitration process. SK previously obtained an order from a South Korean court permitting SK to place a "preliminary attachment" lien on Enron Korea's shares in SK-Enron to secure certain claims, and although the period for enforcement of the lien has lapsed, there can be no assurance that SK will not again seek to place a lien on Enron Korea's shares in SK-Enron. Refer to Section XIV.I.1.f., "Difficulty Enforcing and Defending Contractual and Legal Rights" for further information. In any event, a lien on Enron Korea's shares of SK-Enron would not affect ENE's ability to transfer its interest in SK-Enron to Prisma.

                                    (I)      SK ISSUES. As a result of
investigations into certain business activities by the Seoul District Public Prosecutors, accounting irregularities were reportedly discovered in early 2003 at one of SK's affiliates, SK Networks (formerly SK Global), which engages in worldwide trading operations on behalf of members of the SK group. As a result of this disclosure, SK Networks has been placed under a bank-supervised workout program, and SK Networks' U.S. subsidiary filed for bankruptcy protection in the U.S. in July 2003. SK Networks' main creditor banks requested that the stronger units of the SK group, including SK, provide financial support to SK Networks. These events were accompanied by reported reductions in bank lines of credit to SK group companies by banks and investment trust companies, and led to a decision by S&P Rating Services to lower its long-term credit rating on SK in May 2003. There can be no assurance that SK will not suffer further deteriorations in its credit rating. In September 2003, the creditors of SK Networks agreed on a debt restructuring scheme for the company which involves, among other things, conversion of a substantial amount of its debt held by SK into equity of SK Networks, which SK Corp. agreed to in October 2003. In addition, news articles have indicated that SK Shipping, another affiliate of SK, may also face financial difficulties due to alleged accounting irregularities. None of the ongoing investigations or debt restructuring involves SK-Enron or Enron Korea, and SK-Enron and its operations have not been significantly affected by these events to date. However, no assurances can be given that the issues surrounding SK will not adversely affect SK-Enron in the future.

                                    (J)      ASSOCIATED DEBT. SK-Enron has
financed, and currently expects to continue to finance, its and its subsidiaries' ongoing operations and any subsequent acquisitions primarily from cash flows. SK Gas incurred a substantial amount of secured term debt in connection with the construction of certain storage and processing facilities, with liens securing that debt equal to approximately 48% of the total book value of the underlying SK Gas assets as of December 31, 2002.

                                    (K)      PROPERTY, PLANT AND EQUIPMENT. Each
of the SK-Enron CGCs owns a network of lateral pipelines connecting to KOGAS transmission lines, distribution pipelines, and related facilities for distributing gas to its customers. The SK-Enron CGCs own altogether a total of approximately 5,600 kilometers of pipe. SK Gas owns two LPG receiving terminals that serve as domestic import and distribution hubs and as loading facilities for transferring cargos from large ocean-going ships to smaller coastal trading ships. Iksan Energy owns a coal-fired cogeneration facility, which serves 32 steam offtakers and supplies power to Korea Electric Power Company. SK-Enron and its subsidiaries also own or lease offices for their operations for varying periods.

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                                    (L)      COMPETITION. Although the
geographic franchise grants to CGCs are exclusive, some competition exists in certain CGC territories from government-supported local district heating companies. Service areas in which local district heating companies operate are significantly less profitable for SK-Enron CGCs. CGCs provide gas solely for cooking in such areas instead of gas for cooking and heating, but with similar capital investment in distribution. In areas being served by local district heating companies, informal political pressure has occasionally been brought to bear on SK-Enron CGCs to provide cooking gas service at a loss. Although SK-Enron CGCs historically have been able to avoid being required to provide services under these circumstances, no assurance can be given that they will be able to continue to do so. SK-Enron CGCs might therefore be compelled to provide cooking gas services in the future at a loss, which could be material. Refer to
Section XIV.I.1.b., "Regulatory Intervention and Political Pressure" for further information.

                  LPG is more expensive than natural gas on an equivalent BTU basis in locations served by natural gas, but serves as an alternative to natural gas in rural and suburban areas where natural gas is unavailable or portability of product is required. Historically, the expansion of natural gas into traditional LPG markets has been inhibited by the capital costs required to expand pipeline and retail distribution systems. The LPG import, distribution, and marketing sector has significant barriers to entry, due primarily to the cost of investment in storage.

                                    (M)      REGULATION. South Korea currently
relies on imported LNG to meet its entire demand for natural gas. At present, KOGAS controls all importation of LNG. As a general matter, domestic prices for wholesale gas sales to CGCs are set by KOGAS every two months, subject to review and approval by the South Korean Ministry of Commerce, Industry and Energy. Those CGCs that are not connected to the national trunk pipeline system rely on LPG supplied by SK Gas and other LPG wholesalers, which is then vaporized, mixed with air, and delivered to customers.

                  The South Korean Ministry of Commerce, Industry and Energy announced a gas industry restructuring plan in 1999 that is designed to result in wholesale and retail market competition, open access distribution systems, and customer choice of gas supplier. Although gas industry restructuring has been delayed, and certain early deadlines have already been missed, this proposal remains the current government plan for gas industry restructuring in South Korea. Transportation of gas is expected to be regulated under an "open access" scheme in which independent gas transporters would have the right to use the existing gas pipeline system upon payment of regulated tariffs, while pipeline system owners, which include the CGCs, would be protected from competition in transportation.

                  The South Korean Ministry of Commerce, Industry and Energy regulates the CGCs by regulating the operating costs that are recoverable from their customers and by providing guidelines for "proper margins" between wholesale and retail. These regulations are interpreted and implemented by the respective provincial tariff-setting authorities, which conduct annual tariff reviews for each CGC. The CGCs are generally permitted to pass-through KOGAS charges, which are the largest component of the tariff. Historically, a lack of specificity in the national regulations concerning tariff calculation methodologies has left considerable room for negotiation of rates with the provincial regulatory authorities, and many of these determinations have been very political and heavily negotiated. However, since 2001 the scope for negotiation

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of rates at the provincial level has been more limited due to the promulgation of more restrictive guidelines for such negotiations by the South Korean Ministry of Commerce, Industry and Energy. Refer to Section XIV.I.1.b., "Regulatory Intervention and Political Pressure" for further information.

                  In 2001, South Korea deregulated the LPG marketing and import business. SK Gas operates in the unregulated wholesale LPG market and is not subject to regulated tariffs. SK Gas supplied about 25% of total LPG demand in South Korea in 2002. Iksan Energy sells steam under contract to its offtakers, but electricity sales to Korea Electric Power Company are at the regulated market clearing price.

                                    (N)      RELATIONS WITH AFFILIATES. SK Gas
sells a substantial amount of LPG to SK, and SK Gas has historically carried an outstanding receivable of approximately $30 million from SK and certain of its affiliates other than SK-Enron and its subsidiaries. In addition, SK Gas has contracted with SK Shipping, an SK affiliate that reportedly may face financial difficulties, to supply substantially all of SK Gas's long-term LPG shipping capacity needs. If SK Shipping is unable to provide transport services for SK Gas, SK Gas would be required to replace such capacity with shipping contracts with third parties. There can be no assurance that SK Gas would be able to replace any or all of such capacity in a timely manner at rates and on other terms as favorable to SK Gas as its current contracts with SK Shipping.

                                    (O)      HOLDING COMPANY STATUS & TAXATION
OF DIVIDENDS. SK-Enron is structured as a holding company to take advantage of recent changes in South Korean law that facilitate the ability of members of a corporate group to pay dividends within the group. Prior to the enactment of these laws, the chaebols avoided holding company structures and dividends to move cash between group companies, loaning cash to related parties instead. However, the specified proportions of dividends received from subsidiaries of a company are now permitted to be excluded from the receiving company's income, subject to certain limitations. Due to certain cross-holdings among its subsidiaries and certain outstanding debt obligations of SK-Enron incurred in connection with acquisition of some of its subsidiaries, SK-Enron currently loses approximately 12% of the available dividend exclusion.

                           (ii)     TRANSBORDER GAS SERVICES, LTD. (CUIABA -
TBS). Refer to Section X.A.3.e(i), "Cuiaba Integrated Project" for further information.

                           (iii)    VENGAS, S.A. (VENGAS). Vengas is the largest
distributor of LPG in Venezuela and has been in operation since 1953. Vengas has approximately 2,000 full-time employees, a substantial majority of whom are unionized. Vengas believes it serves an estimated 40% of the Venezuelan LPG market by volume, mostly through the distribution of Vengas brand LPG directly to approximately 2.2 million customers and through 85 sub-distributors and the remaining through sales of non-Vengas brand LPG through other channels. Vengas's direct customers include a network of approximately 7,500 "rack dealers" that sell LPG in small cylinders to an even greater number of individual customers.

                  Vengas's sole supplier of LPG is PdVSA at rates that are regulated by the Ministry of Energy and Mines. PdVSA is Venezuela's sole producer of LPG. Sales by Vengas

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to its residential customers, which represent approximately 90% of its sales, are also regulated by the Ministry of Energy and Mines. Vengas's costs and sales revenues are all in Venezuelan bolivars. Vengas has no long-term debt.

                  Vengas also owns a 99.19% interest in CALIFE, a Venezuelan utility. CALIFE distributes electric power to approximately 50,000 customers in the Venezuelan municipalities of Puerto Cabello and Moron and surrounding areas, with total electricity sales of 336 GWh in 2002. Vengas is seeking an orderly exit from CALIFE and the electricity distribution business because it is non-core to Vengas's LPG business and has historically suffered losses.

                  Vengas is 97% owned by ENE through its indirect subsidiary V. Holdings. The remaining 3% of the outstanding shares have been publicly held and traded on the Caracas Stock Exchange since 1993. ENE, through V. Holdings, controls the Board of Directors of Vengas. Dividends are approved by Vengas's shareholders on a yearly basis after receipt of audited financial statements prepared in accordance with Venezuelan GAAP. Since Vengas is listed on the Caracas Stock Exchange, it is required by Venezuelan law to declare at least 50% of its net earnings after income taxes and legal reserves as dividends and to pay at least 25% of this amount in cash. V. Holdings also owns 100% interests in Java and Finven. Finven was created to hold 35% of ENE's 85% indirect interest in SECLP.

                  Venezuelan capital markets laws may require a tender offer to be made prior to certain transfers of interest in Venezuelan companies. Vengas has consulted local counsel and does not believe any tender offer requirements will be triggered by the transfer to Prisma and related transfers.

                                    (A)      INDUSTRY OVERVIEW. LPG is the main
source of heating and cooking fuel in Venezuela. Electric energy and natural gas are potential competitors, but electricity has been more expensive and the natural gas infrastructure is insufficiently developed. These alternatives therefore have not posed a competitive threat to LPG sales. The Venezuelan LPG market is divided into the regulated residential and unregulated commercial and industrial sectors. The LPG market is mature, and LPG consumption has generally correlated with population and economic growth in Venezuela. Vengas estimates that the LPG market had modest sales declines in 2001 and 2002, which are generally attributable to deteriorating economic and political conditions in Venezuela and PdVSA supply disruptions that began in December 2002 and continued through the first quarter of 2003, resulting from national strikes.

                  The LPG market in Venezuela has four primary sectors--supply, transport, filling, and distribution. The LPG supply chain begins at one of eight PdVSA-owned supply plants located throughout Venezuela. The LPG is transported from these facilities in specially designed heavy-duty vehicles to the filling plants, where it is stored and distributed to various LPG companies for distribution to end users. The filling plant sector stores LPG received from the PdVSA-owned supply plants and distributes the LPG to the distribution companies that operate in different localities or regions. At present, there are 29 companies, including Vengas, that operate the 74 filling plants throughout the country. The distribution sector transports LPG from the filling plants to the end user. There are 280 distribution companies. In 2002, Vengas believes that it distributed approximately 40% of all LPG in Venezuela and believes that Digas-Tropiven S.A., the second largest Venezuelan LPG distributor, distributed approximately 18% of

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the LPG sold in the country. Vengas and Digas-Tropiven S.A. are the only distributors that operate on a national basis. The remainder of the market is highly fragmented and commonly served by small to medium-sized family-owned businesses that limit distribution to a specific region or city.

                                    (B)      PROPERTY, PLANT AND EQUIPMENT.
Vengas transports LPG from PdVSA's eight LPG processing and refinery plants located throughout Venezuela to Vengas's 25 filling plants using its fleet of 82 hauling trucks. Vengas owns its head offices in Guarenas and 24 out of its 25 filling plants. At the filling plants, Vengas fills its 3.5 million cylinders and its 52 bulk distribution trucks. Full cylinders are loaded onto Vengas's fleet of approximately 460 cylinder distribution trucks for delivery directly to customers, or for the smaller 10 kilogram cylinders, to a network of approximately 7,500 rack dealers. Vengas's bulk distribution trucks are used to transport LPG to fill bulk tanks installed at customer locations. In addition, Vengas owns approximately 9,600 storage tanks. Vengas leases 26 of its 38 branch offices and all of its sales offices.

                  Until March 2003, Vengas manufactured and repaired all of its cylinders at its cylinder factory. Vengas typically manufactured in excess of 200,000 new cylinders and repaired more than 300,000 cylinders per year. The factory was shut down, however, after Vengas determined that it would be more cost-effective, at least in the short term, to buy rather than manufacture cylinders and to outsource repairs of cylinders. As a result, Vengas is currently purchasing its cylinders and obtaining repair services from a third party that supplies the entire Venezuelan market. If the supplier does not deliver an adequate number or quality of cylinders, Vengas's operations could be adversely affected. Vengas is maintaining its cylinder factory and may reopen it if economic conditions or reliability concerns make it desirable to do so.

                                    (C)      CUSTOMERS. Vengas's overall sales
by volume declined by 2% in 2001 and by 5.8% in 2002, principally due to deteriorating economic and political conditions in Venezuela and PdVSA supply disruptions that began in December 2002 and continued through the first quarter of 2003. Refer to Section XIV.I.1.c., "Political Instability, Civil Unrest, and Regime Change" for further information on the risks related to political instability, civil unrest and regime change. Those events had a greater effect on commercial and industrial demand, which fell more than residential demand. Approximately 77% of Vengas's 2001 total sales and 80% of Vengas's 2002 total sales of LPG by volume were of Vengas brand LPG to residential customers at regulated rates. Approximately 13% of Vengas's 2001 total sales and 12% of Vengas's 2002 total sales of LPG by volume were of Vengas brand LPG to commercial and industrial bulk customers at non-regulated rates. The remaining 10% of Vengas's 2001 sales and 8% of Vengas's 2002 sales of LPG by volume were attributable to the sale and distribution of non-Vengas brand LPG.

                                    (D)      SUPPLIER. Vengas purchases LPG on
an as-needed basis from PdVSA at the tariff set by the Ministry of Energy and Mines. Vengas does not have any long-term LPG supply agreements with PdVSA. If PdVSA were to fail to supply LPG to Vengas, the only alternative would be to import LPG, which Vengas has never done and may be unable to do. Refer to
Section XIV.I.2.c., "Concentration of Customers and Suppliers" for a discussion of the risks created by reliance on a limited number of suppliers.

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                  Because of the importance of PdVSA to the total Venezuelan economy, and because it is state owned, it is highly impacted by political events. In December 2002, opponents of President Chavez organized a nationwide strike to call for an early referendum on the President's rule. The strikers nearly shut down the country's oil industry, drastically reducing the production of Venezuelan oil and its delivery to internal and external markets. Supply of LPG to Vengas was reduced to less than half. President Chavez declared the strikers' demands unconstitutional and enlisted the help of the military to maintain production. Since coming into office, President Chavez has severed or replaced approximately 17,000 employees, mostly management, of PdVSA's approximately 40,000 total employees. Refer to Section XIV.I.1.c., "Political Instability, Civil Unrest, and Regime Change" for a discussion of the risks presented by political instability, civil unrest, and regime change.

                                    (E)      REGULATORY ENVIRONMENT. On October
1, 2000, the Ministry of Energy and Mines issued three permits to Vengas that authorize Vengas to transport and distribute LPG and manufacture, repair, and maintain LPG cylinders and tanks. These permits were granted with a term of 35 years, renewable for an additional 30 years, but may be revoked under certain extenuating circumstances, including upon the transfer of a permit without proper authorization from the Ministry of Energy and Mines or non-compliance with applicable provisions of law or the terms of the permit itself.

                                    (F)      TARIFFS. The Ministry of Energy and
Mines sets both the prices at which PdVSA sells LPG to distributors and the prices at which distributors sell LPG to residential consumers. Prices are not regulated for sales to the commercial and industrial sectors. The Venezuelan government heavily subsidizes the residential sector, often using PdVSA as a vehicle, because LPG represents a basic utility to a large percentage of the Venezuelan population. If this subsidy is discontinued, demand for LPG will likely decrease. The Ministry of Energy and Mines is required by regulation to set tariffs on a quarterly basis to achieve a target gross margin based on the operating costs of the "average" LPG distribution company. Despite this requirement, tariffs were increased by 16% in April 2002 for the first time in approximately 18 months. Effective December 1, 2002, tariffs at which Vengas sells LPG were increased by an additional 22%, and tariffs at which Vengas buys LPG from PdVSA were increased by 2%. Neither of the most recent increases, however, fully reflected accumulated inflation. Due to inflation, Vengas and the national LPG trade association are required frequently to petition the Ministry of Energy and Mines for tariff rate increases. At the same time, the Venezuelan government is under considerable political pressure from low-income constituents not to increase the price of any basic commodity, including LPG, and could likely continue to resist tariff increases. The Venezuelan government could potentially take other measures, such as establishing LPG cooperatives to compete with private LPG distributors or deregulating LPG tariffs. Because the regulatory mechanism has been inconsistently applied, Vengas is subject to price risk and no assurance can be given that the Ministry of Energy and Mines will provide for adequate margins. Refer to Sections XIV.I.1.a., "International Economic Slowdown" and XIV.I.1.b., "Regulatory Intervention and Political Pressure" for further information about the risks related to political and regulatory pressures on energy costs and tariffs.

                                    (G)      NEW FOREIGN EXCHANGE CONTROL
REGIME. In February 2003, the Venezuelan government announced the enactment of a foreign exchange control

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regime that restricts the convertibility and repatriation of foreign exchange and sets specified bolivar/dollar exchange rates. The specified exchange rates can be changed by the agency in charge of the regime and were changed in June 2003. All sales and purchases of foreign currency are required to be made through the Venezuelan central bank or a pre-approved commercial bank. In addition, private parties are required to sell any foreign currency they hold in certain cases. Vengas does not believe it fits into any of the categories that would require it to sell any foreign exchange it holds. While the framework of the new regime has been created, the government has not issued regulations required to implement the new laws. As a result, only a limited amount of currency has been exchanged under the new regime. If the specified exchange rate is further changed or if the exchange rate is allowed to float, Vengas may suffer exchange rate losses if it is unable to convert any excess bolivars it holds for some period and the bolivar devalues against the U.S. dollar during the period of inconvertibility. Vengas has not been approved to exchange currency under the new regime. In June 2003 it was required to use offshore dollar reserves to pay dividends. In August 2003, the Venezuelan government began offering dollar denominated sovereign debt that may be purchased with bolivars at the official exchange rate. Vengas has begun making purchases of such Venezuelan sovereign debt and has traded such debt purchased to date in the secondary market for dollars. This method of exchanging bolivars for U.S. dollars causes Vengas to incur broker and related payments and also exposes Vengas to the additional risk that the value of the Venezuelan debt in the secondary market at the time of sale will be less than its purchase price. Refer to Sections XIV.I.1.c., "Political Instability, Civil Unrest, and Regime Change" for further information about the risks related to currency devaluations and exchange controls.

                                    (H)      INFLATION AND DEVALUATION IMPACTS
ON VENEZUELAN TAX LIABILITY. Vengas's accounts are required to be adjusted for inflation under Venezuelan GAAP and Venezuelan tax laws. These adjustments and revaluations have a direct impact on the amount of Venezuelan income taxes paid. In general, the values of Vengas's non-monetary assets (i.e., physical plant and equipment), liabilities, and equity accounts are adjusted on its balance sheet by the rate of inflation and the resulting increase or decrease is required to be reflected as income or loss, respectively, on Vengas's income statement. Both of these impacts can cause sizeable variations in the reported Venezuelan GAAP results on a year-to-year basis, the amount of Venezuelan taxes owed and dividends even while cash flow to the company remains stable.

                           (iv)     ACCROVEN, S.R.L. (ACCROVEN). ENE owns an
indirect 49.25% equity interest in Accroven, a Barbados company. Through its Venezuelan branch, Accroven owns and operates a fee-based NGL extraction, fractionation, storage, and refrigeration project. The other owners of Accroven are Williams International Venezuela Limited with a 49.25% interest and Tecnoconsult S.A. with a 1.5% interest.

                  The project commenced commercial operations in July 2001 and consists of facilities located in San Joaquin, Santa Barbara, and Jose, Venezuela. The San Joaquin and Santa Barbara facilities are NGL extraction plants with a combined total processing capacity of 800 MMcf/d (representing approximately 17% of Venezuela's total gas processing capacity). The Jose facilities consist of one NGL fractionation plant with a total processing capacity of 50 MBb1/d (representing approximately 18% of Venezuela's total NGL processing capacity), one propane compression refrigeration facility, two refrigerated storage tanks, and one pressurized

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storage sphere. The facilities are located on property owned by PdVSA Gas and leased to Accroven pursuant to servitude agreements that terminate in July 2021.

                                    (A)      MEMBERS' AGREEMENT. Accroven is
governed by a board of up to six managers. Each of Accroven's members is a party to a Members' Agreement under which EIV, an affiliate of ENE, and Williams International Venezuela Limited each appoints three managers.

                  The Members' Agreement contains preferential purchase rights, change-of-control provisions, and certain limitations on a member's transfer of its interest in Accroven. The Members' Agreement provides for dividend distributions on a quarterly basis or as frequently as possible (if less than quarterly) of all funds other than any legal solvency requirements, reserves required by Accroven's creditors, or reserves determined as reasonably necessary by its managers.

                                    (B)      CUSTOMER. Accroven's sole customer
is PdVSA Gas, which purchases extraction and fractionation services and storage and refrigeration services from Accroven under two 20-year services agreements terminating in July 2021 and governed by Venezuelan law. PdVSA Gas's obligations under the services agreements are guaranteed by PdVSA. All hydrocarbons processed by Accroven pursuant to the services agreements are supplied by and belong exclusively to PdVSA Gas. Refer to Sections XIV.I.1.c., "Political Instability, Civil Unrest, and Regime Change" and XIV.I.2.c., "Concentration of Customers and Suppliers" for further information about the risks related to reliance on a limited number of customers.

                  The tariffs under the services agreements are primarily denominated and paid in U.S. dollars. They are intended to allow recovery of and to provide a return on Accroven's capital cost investment and to cover O&M expenses incurred. PdVSA Gas is obligated to make tariff payments under the services agreements as long as the relevant facilities are available unless there is a force majeure event. PdVSA Gas had been current in all payments under the services agreements until December 2002, when almost 17,000 of the 40,000 employees at PdVSA and PdVSA Gas were severed when they went on strike to protest policies of the Venezuelan government. On other occasions since the strike, PdVSA Gas has been delinquent in its payments for short periods of time because of administrative problems. Presently, PdVSA Gas is current in its payments. Refer to Section XIV.I.1.c., "Political Instability, Civil Unrest, and Regime Change" for further information.

                  Under the services agreements, PdVSA Gas is further obligated to supply fuel and other standard utilities, such as water and electricity, to Accroven. PdVSA Gas automatically deducts the charge for electricity from its monthly payments to Accroven. Since November 2001, Accroven has disputed the amount and method by which PdVSA Gas has calculated the electricity charge. Accroven is working to resolve this issue with PdVSA Gas. A failure to reach a resolution could have a material adverse effect on Accroven.

                  As required by the services agreements, ENE has posted bonds in favor of PdVSA in the aggregate amount of $32.5 million. Prisma may be required to replace these bonds, which may need to be cash collateralized.

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                  The services agreements may be terminated due to an event of default or a force majeure event. Depending upon the cause of termination, PdVSA Gas may acquire the project facilities or all of the equity interest in Accroven or Accroven may decommission the facilities or sell them to PdVSA Gas. The amount that would be received in payment for any such sale would vary depending on the cause of termination.

                                    (C)      ASSOCIATED DEBT. The total cost of
the project as of June 30, 2003 was $438.8 million and was financed by $200 million in loans from OPIC, which mature in May 2016, $132.3 million in loans from Eximbank, which mature in June 2013, and member equity contributions totaling $106.5 million. The OPIC facility is divided into two tranches and has been fully drawn. Tranche 1 was drawn for $90 million with a fixed interest rate of 6.60% and Tranche 2 was drawn for $110 million with a fixed interest rate of 6.99%. The OPIC spread for each tranche is 2%. This will increase to 2.5% for each tranche when the project reaches its completion date (as defined in the loan documents). As of June 30, 2003, approximately $175.3 million remained outstanding. Only $132.3 million of the $134,885,288 Eximbank facility was drawn. The Eximbank facility carries a fixed interest rate of 7.22%. As of June 30, 2003, approximately $119.1 million in principal was outstanding.

                  The OPIC and Eximbank credit facilities are secured by a lien, governed by New York law, on Accroven's contracts and accounts, a mortgage, governed by Venezuelan law, on the project facilities, and a pledge of the quotas in Accroven held by its members. The credit facilities impose a number of contractual restrictions, including, among others, restrictions on transfers of interest in Accroven and the payment of dividends.

                  ENE's bankruptcy and the failure by the ENE-affiliated contractors to achieve completion of the project under the loan documents led to defaults under the OPIC and Eximbank credit facilities. In June 2003, Accroven executed agreements with its lenders to obtain waivers of such defaults and to specify revised criteria that must be satisfied to achieve completion of the project (as defined in the loan documents), an event that must occur before dividends can be paid.

                  In February 2003, the Venezuelan government announced the enactment of a foreign exchange control regime that restricts the convertibility and repatriation of foreign exchange and sets specified bolivar/dollar exchange rates. Because Accroven is a Barbados company whose revenues are primarily in dollars paid to its accounts in New York, Accroven does not expect to be significantly affected by the new foreign exchange control regime. Refer to
Section X.A.3.c(iii)(G)., "New Foreign Exchange Control Regime" for further information on this regime.

                           (v)      GASORIENTE BOLIVIANO LTDA. (CUIABA -
GASBOL). Refer to Section X.A.3.e(i), "Cuiaba Integrated Project" for further information.

                           (vi)     GASOCIDENTE DO MATO GROSSO LTDA. (CUIABA -
GASMAT). Refer to Section X.A.3.e(i), "Cuiaba Integrated Project" for further information.

                           (vii)    TRANSREDES - TRANSPORTE DE HIDROCARBUROS
S.A. (TRSA) AND THE BOLIVIA-TO-BRAZIL PIPELINE (BBPL). TRSA provides domestic and export hydrocarbons transport and associated activities in Bolivia through its ownership and operation of approximately 1,800 miles of gas pipelines and approximately 1,700 miles of liquids (crude oil, LPG, NGLs, and diesel) pipelines. ENE owns an indirect 25% equity interest in TRSA through ownership of a 50% equity interest in TRH. TRSA owns 51% of GTB, which owns the Bolivian portion of the BBPL, and performs site operations and various other contracted services to GTB. TRSA owns 12% of TBG, which owns the Brazilian portion of the BBPL.

                  TRSA holds four 40-year concessions granted by the Bolivian government that permit TRSA to provide non-exclusive hydrocarbons transportation services for the domestic and export natural gas and liquids markets. TRSA has firm and interruptible transport contracts for service on each of the four concessions. The firm contracts all provide for ship-or-pay charges equal to approximately 97% of the total charge. The charges for the regulated interruptible tariff are the same as those for the firm tariff, but the interruptible tariff is paid on a usage basis.

                  TRH was created by ENE and Shell to acquire a 50% interest in TRSA in May 1997 in a closed-bid auction held by YPFB, the Bolivian state-owned oil and gas company. The winning bid, representing an investment commitment of $263.5 million, gave TRH a 50% ownership interest in TRSA, together with management control. Of the remaining 50% equity interest in TRSA, approximately 34% is held almost equally between two Bolivian pension funds, 9.66% is held by an affiliate of GECC, and the balance is held by other investors. TRH nominates four of TRSA's seven board seats. The Bolivian pension funds currently nominate three seats between them. TRSA is listed on the Bolivian Stock Exchange under the symbol TRD1U.

                                    (A)      INDUSTRY OVERVIEW. Much of
Bolivia's major natural gas discoveries have come since 1998; however, only a small portion of these discoveries have been developed due to limited markets. Brazil is Bolivia's only current major export market, but even in Brazil export growth has slowed because of economic and other conditions in Brazil affecting the development and dispatch of thermoelectric power generation plants.

                  In the spring of 2003, a consortium led by Petrobras completed construction of Transierra, a natural gas pipeline that extends from the gas fields in southern Bolivia to Rio Grande. This line roughly parallels a pipeline owned by TRSA. At the present time the combination of the two pipelines provides the industry with a surplus of capacity. Petrobras has recently requested the Gas Supply Agreement between Petrobras and YPFB be renegotiated in an effort to reduce the price and the minimum take or pay quantities of gas Petrobras must purchase. If Petrobras is successful in reducing the quantities of gas it must purchase, there will be mid-term imbalance between the transportation capacity purchased by the producers and the amount of gas purchased under the Gas Supply Agreement. Although TRSA has firm, long-term contracts with its customers, the excess contracted capacity may result in efforts by some or all of the producers to reduce their capacity on either TRSA's pipelines or the Transierra pipeline. Other than the TRSA pipelines and the Transierra line, there are no other significant pipeline systems in Bolivia.

                             In connection with the Shell Settlement, affiliates
of ENE and Shell entered into a Voting Agreement on September 26, 2003, to govern the ownership and control of TRH. Under the Shareholder Agreement the parties agree that all actions of TRH shall be made by mutual consent of such affiliates of ENE and Shell. Additionally, each shareholder is granted a right of first refusal to acquire the other shareholder's ownership interest in TRH if said party or its affiliate seeks to sell or otherwise transfer its interest in TRH to a third party. Each shareholder also has a right of first refusal to purchase the ownership interest held by the other shareholder if such shareholder or its affiliate experiences a change of control.

                  With respect to TRSA, in general, all decisions involving commitments in excess of $250,000 are reviewed by ENE and Shell and both parties must agree on the guidance that they will give the senior management team of TRSA with respect to feasibility and desirability of the recommendation. ENE has the contractual right to appoint the secretary of the board and the President of TRSA, and Shell has the right to appoint the chairman of the board and the Chief Financial Officer. Other officers are appointed as mutually agreed by ENE and Shell.

                                    (B)      ASSOCIATED DEBT. As part of the
acquisition from YPFB of the 50% interest in TRSA, TRSA was required to assume outstanding indebtedness owed by YPFB. As of December 31, 2002, this debt totaled approximately $111.3 million in eight different tranches with varying payment schedules and maturities ranging from December 31, 2004 to June 30, 2032. In June and September 2001, TRSA issued bonds in an aggregate principal amount of $155 million. Twenty million dollars of the bonds mature on each of July 3, 2004, June 8, 2005, June 3, 2006, and May 29, 2007, and $75 million mature on August 6, 2009.

                  TRSA is seeking to obtain IDB/CAF financing in 2003. If obtained, this financing is intended to be used to fund capital expenditures. Two multilateral agencies recently agreed to participate in a $220 million facility with TRSA. TRSA expects to close this facility in the fourth quarter of 2003. TRSA's failure to obtain this financing could result in delays of planned capital expenditures or limit TRSA's ability to pay dividends for the foreseeable future.

                                    (C)      CUSTOMERS. TRSA's gas pipeline
network has a total capacity of approximately 690 MMcf/d. For 2003, TRSA has firm contracts totaling 639 MMcf/d. TRSA's transportation of liquids is largely associated with the production of natural gas and the customer base is very similar. The chart below lists TRSA's gas transportation customers and firm gas contract volumes from 2002 through 2007.

                    FIRM GAS CONTRACT VOLUMES AS OF JULY 2002

                                     MMcm/d

               (TO OBTAIN MMcf/d MULTIPLY FIGURES BELOW BY 35.315)

                                 2002     2003     2004     2005     2006     2007
                                 --------------------------------------------------
Gas Firm Contract by Customer

Chaco                              3.1      3.1      3.1      3.1      3.1      2.6
Andina Maxus                       3.6      3.9      3.0      3.0      3.0      3.0
Pecom                              1.0      1.1      1.1      1.2      1.2      1.2
BG                                 3.5      2.1      2.1      1.5      1.5      1.5
Vintage                            0.6      0.8      0.4      0.0      0.0      0.0
TBS                                1.1      1.1      1.1      1.1      1.1      1.1

                                 2002     2003     2004     2005     2006     2007
                                 --------------------------------------------------
Petrobras                        3.0       6.0      6.0      6.0      6.0      6.0
                                 --------------------------------------------------
Total Gas System                 5.9      18.1     16.8     15.9     15.9     15.4
                                 --------------------------------------------------

                  An important source of revenue for TRSA results from the obligation of Petrobras to pay TRSA surcharges mandated by the Bolivian government regulations for volumes contracted by Petrobras and transported through its Transierra pipeline. These revenues are projected by TRSA to be approximately $9.9 million in 2003, $15.5 million in 2004, and $20.6 million in each of the years 2005-2021. These revenues may not be realized if Petrobras refuses to pay the surcharge or may only be partly realized if Petrobras pays the surcharge on through-put volumes rather than volumes as contracted.

                                    (D)      REGULATORY ENVIRONMENT. TRSA's gas
and liquids transportation businesses are regulated public services in Bolivia and are governed by a number of laws, regulations, and administrative resolutions. Among these regulations are the 1996 Hydrocarbons Law No. 1689, Bolivia's Sector Regulation System Law No. 1600 and the Transportation Regulations for the Transportation of Hydrocarbons via Pipelines, Supreme Decree No. 26116. The administration of these laws and regulations is the responsibility of the Government and the Superintendent of Hydrocarbons of Bolivia's Sector Regulation System, who must approve the terms and conditions of any transportation agreements between TRSA and the producers/shippers.

                  Under the terms and conditions of the capitalization agreements under which TRSA obtained the pipeline system from YPFB, the Bolivian government required that the cost of transportation services during a four-year transition period from 1997 to 2001 be held at an artificially low level. The purpose of this subsidized, postage rate tariff (that is, a tariff independent of the distance the product is transported) was to encourage gas exploration and production and to allow participants in the energy markets in Bolivia to gradually make adjustments in anticipation of an economically based tariff.

                  TRSA was permitted to recognize as an asset, earning interest at 7% per annum in a "deferred account" an amount of deferred revenues resulting from the difference between the four-year transition period tariffs and the return permitted under the Transportation Regulations. The transition period ended May 16, 2001, and thereafter TRSA was allowed to capitalize the accumulated balance in the deferred account as a normal return-generating asset, and annually expense as amortization a portion of that amount through the post-transition period tariffs. As of December 31, 2002, the deferred account balance was $141.9 million. The deferred account surcharge is applied to all volumes, export and domestic, including volumes shipped by third parties.

                  TRSA receives domestic surcharges on all export shipments of gas transported in Bolivia regardless of whether the gas is transported on TRSA's system or by third parties. A new regulation would be required to extend the domestic surcharge beyond the date in 2006 when it is scheduled to expire. Failure to extend the subsidy would adversely affect TRSA's revenues by approximately $16 million per year and would impact the ability of TRSA to pay expected dividends.

                                    (E)      TARIFFS. The 1996 Hydrocarbons Law
requires that all tariffs provide the lowest transportation cost to the shippers while providing the transporter with a reasonable rate of return on equity. The price of transportation services in Bolivia for each of the four concessions is calculated using a "cash flow" methodology. Rate cases occur every four years under Bolivian law, and the next rate case filing for TRSA will be in May 2005. Agreement on a tariff requires agreement on anticipated future returns. Under this structure, TRSA recovers its capital expenditures, its cost of capital, the amortization of the deferred account, operating costs and a reasonable rate of return (currently targeted at 12.5%) plus inflation (U.S.) on equity, which totals approximately 14.9% currently. The regulations, however, provide for a deemed 60/40 debt-to-equity structure for the purposes of calculating the return on equity. TRSA's debt-to-equity as of year end 2002 is approximately 42/58.

                  The 1996 Hydrocarbons Law and related Supreme Decree No. 26116 also provide for a re-adjustment to the tariffs if (i) at any time actual volumes are 8% lower or higher (cumulatively) than projected rate case volumes;
(ii) there is any change in tax legislation or (iii) there is a significant change, in either direction, in the investment made by TRSA. Refer to Section XIV.I.1.b., "Regulatory Intervention and Political Pressure" for further information about the risks related to tariff-setting.

                                    (F)      ENVIRONMENTAL MATTERS. TRSA signed
an agreement with the government to reach compliance with Bolivian government environmental manifestos by May 2004. TRSA agreed to meet 189 specific environmental requirements and as of June 2003 TRSA had completed 159. Twenty of the outstanding requirements arose before the pipeline assets were transferred to TRSA and are subject to a specific agreement with the government signed on July 10, 2001.

                  TRSA prepares an environmental impact assessment study and submits it for approval from the government, which is required for any new infrastructure project, including expansions. TRSA has completed and has received environmental licenses for 27 projects since 1997.

                  The hydrocarbon transport industry has inherent risks of leaks and spills. In January 2000 a TRSA pipeline suffered a major oil spill that resulted in approximately $50 million of clean-up and remediation costs to TRSA. TRSA has filed claims with its insurers to recover its losses from the oil spill.

                                    (G)      GAS TRANSBOLIVIANO S.A. (GTB). GTB
owns and operates the approximately 350-mile Bolivian portion of the BBPL, which is a regulated pipeline that transports natural gas from Rio Grande, Bolivia, to Mutun, Bolivia, at the Brazilian border, where it interconnects to TBG, the Brazilian portion of the BBPL. GTB relies on a single customer, YPFB, as the source of nearly all of its revenues under its current long-term contracts for firm capacity and gas transportation services. The YPFB contracts account for
1.062 bcf/d of the approximately 1.1 bcf/d of capacity currently available on the GTB pipeline. Refer to Section XIV.I.2.c., "Concentration of Customers and Suppliers" for further information. All tariff charges associated with the gas shipped by GTB under its transportation agreements with YPFB are paid for directly by Petrobras, the Brazilian state-owned oil and gas company, under direct payment agreements with GTB. GTB's contracts with Petrobras and YPFB are "ship-or-pay" contracts that require Petrobras to pay substantially all of the amounts due under the contracts as capacity payments regardless of whether YPFB actually ships gas through the pipeline. Petrobras and YPFB have preferred treatment on the GTB pipeline relative to other shippers. GTB's pipeline presently is flowing at approximately 50% of capacity.

                  Excluding its 12.75% indirect interest owned through TRSA, ENE owns a 17% equity interest in GTB. TRSA owns 51% of GTB's equity and provides operation, maintenance, and administrative services to GTB under a 20-year agreement. Of the remaining equity, an affiliate of Shell owns a 17% interest, an affiliate of Petrobras owns an 11% interest, an affiliate of British Gas owns a 2% interest, and an affiliate of El Paso owns a 2% interest. GTB is managed by a board of directors consisting of five members, comprised of two TRSA nominees, one ENE nominee, one Shell nominee, and one director nominated by majority vote of Petrobras and the other shareholders. Certain major decisions, including the incurrence of debt in excess of $10 million, changes to the dividend or tax policy, and amendments to the bylaws, require the approval of shareholders holding 86% of the shares of GTB, thus giving Petrobras and the other shareholders voting together a veto over such decisions.

                  In connection with the Shell Settlement, certain affiliates of ENE and Shell entered into a Pipeline Voting Agreement to address ENE's and Shell's respective ownership interests in GTB. The parties agreed to vote their respective equity interests in GTB such that no approval relating to any of the following matters would be given by either party unless both parties agreed on:
(i) certain expenditures in excess of $250,000, (ii) transfers of all or a substantial part of GTB's assets, (iii) any amendment to GTB's organizational documents, (iv) any decision to incur indebtedness in excess of $250,000 in the aggregate, (v) any appointment, removal, elimination, creation or modification of all senior manager's positions, (vi) any decision appointing or removing GTB's auditors, and (vii) any other material transaction relating to GTB. Refer to Section X.A.3.e(i), "Cuiaba Integrated Project" for further information about the Shell Settlement.

                  As of June 30, 2003, GTB's pipeline and compression facilities cost approximately $600 million to construct. GTB financed this construction with funds from Petrobras, GTB's shareholders, third parties, and cash from operations. Petrobras provided the majority of the funds used to construct the GTB pipeline system by making advances in exchange for the reservation of firm capacity in the pipeline and has a lien on certain GTB pipeline assets as security for the advances. As of June 30, 2003, GTB's total outstanding indebtedness was approximately $557 million. Historically, GTB has not paid dividends to its shareholders. Any future dividends are subject to restrictive covenants in GTB's mezzanine financing; in addition, dividends cannot be paid until outstanding development cost advances of approximately $22 million, which includes accrued interest as of June 30, 2003, have been repaid to GTB's shareholders.

                  Petrobras has claims of approximately $17.7 million against GTB relating to alleged shortfalls in gas tendered by GTB, non-compliance with provisions in the gas transportation agreements and related matters. These claims are the subject of ongoing negotiation between GTB and Petrobras and as of June 30, 2003, GTB had reserved $5.8 million for these claims.

                  GTB and Petrobras entered into an agreement in September 2001 under which Petrobras agreed to repay GTB for costs incurred by GTB for installing 35,000 hp of additional compression on the GTB pipeline. As of June 30, 2003, approximately $33.7 million was payable to GTB under that agreement, which is scheduled to be repaid monthly with interest over a period of 10 years. In addition, as of June 2006, another approximately $15.7 million is anticipated to become due and payable to GTB under that agreement, which would be repaid monthly by Petrobras to GTB with interest over a period of 10 years.

                                    (H)      TRANSPORTADORA BRASILEIRA GASODUTO
BOLIVIA-BRASIL S.A. (TBG). TBG owns and operates the approximately 1,600-mile Brazilian portion of the BBPL, which is a regulated pipeline that transports natural gas from an interconnection with the GTB pipeline at the Bolivian border to southeastern Brazil. As of the first quarter of 2003, Petrobras accounted for over 98% of TBG's volume and British Gas accounted for the remaining 2% of TBG's volume. TBG's contracts with Petrobras are U.S. dollar based "ship-or-pay" contracts that require Petrobras to pay substantially all of the amounts due under the contracts as capacity payments regardless of whether Petrobras actually ships any amounts of gas through TBG's pipeline. Because TBG's contracts are denominated in U.S. dollars but payable in Brazilian reais, significant devaluation of the Brazilian real against the U.S. dollar in 1999 and 2002 has made it more expensive for Petrobras to use TBG's transportation capacity.

                  Excluding its indirect 3% interest owned through TRSA, ENE owns a 4% equity interest in TBG. Petrobras indirectly owns 51% of TBG's equity and the balance of the equity is held by affiliates of TRSA (12%) and Shell (4%) and by a joint venture between TotalFina, British Gas, and El Paso (29%). Petrobras's position as both the controlling shareholder and the most significant customer of TBG creates an inherent conflict that may disadvantage TBG and its other shareholders. Petrobras and the joint venture owned by TotalFina, British Gas, and El Paso have the ability to direct the management of TBG, to control the election of a majority of its directors, and to determine the outcome of any matter put to a vote of TBG shareholders that does not require supermajority approval. TBG is managed by a board of directors consisting of six members, five of whom are to be nominated by a majority vote of such parties, and the remaining director is to be nominated by a majority vote of ENE, Shell, and TRSA. In connection with the Shell Settlement, certain affiliates of Shell and ENE entered into a Pipeline Voting Agreement to address ENE's and Shell's respective ownership interests in TBG. The parties agreed to vote their respective equity interests in TBG such that no approval relating to any of the following matters would be given by either party unless both parties agreed on: (i) certain expenditures in excess of $250,000, (ii) transfers of all or a substantial part of TBG's assets, (iii) any amendment to TBG's organizational documents, (iv) any decision to incur indebtedness in excess of $250,000 in the aggregate, (v) any appointment, removal, elimination, creation or modification of all senior management positions, (vi) any decision appointing or removing TBG's auditors, and (vii) any other material transaction relating to TBG. Refer to Section X.A.3.e(i)., "Cuiaba Integrated Project" for further information about the Shell Settlement.

                  Pursuant to a shareholders' agreement, each shareholder has a right of first refusal if any shareholder decides to sell some or all of its TBG shares to a third party.

                           (viii)   CENTRAGAS - TRANSPORTADORA DE GAS DE LA
REGION CENTRAL DE ENRON DEVELOPMENT & CIA., S.C.A. (CENTRAGAS). ENE, together with Ponderosa, indirectly owns a 50% equity interest in Centragas. Tomen Corporation and Promigas each owns a 25% equity interest in Centragas. EDC, an affiliate of ENE, is the general partner of Centragas. Centragas owns and operates the 359-mile Ballena - Barrancabermeja natural gas pipeline in Colombia pursuant to a Transportation Services Contract that expires in February 2011. Centragas originally entered into the Transportation Services Contract with Ecopetrol, the state-owned oil company of Colombia. In 1998, Ecopetrol assigned the contract to Ecogas, a state-owned gas transportation company, but Ecopetrol has not been released by Centragas from its obligations under the contract. Under the Transportation Services Contract, Centragas transports gas exclusively for Ecogas. Centragas does not sell or market natural gas, and tariffs under the Transportation Services Contract are not subject to governmental regulations relating to the transportation of natural gas. Upon the expiration of the Transportation Services Contract in February 2011, Ecogas will have the option to purchase the pipeline from Centragas for approximately $2.2 million. The pipeline is operated by Promigas, and EIDS, an affiliate of ENE, has a Technical Services Agreement with Centragas that matches the term of the Transportation Services Contract.

                  The project was financed by a private placement of $172 million of 10.65% Senior Secured Notes Due 2010 issued by Centragas pursuant to an indenture and equity contributions by ENE affiliate partners of $45 million. Following a June 1, 2003 payment, the outstanding principal balance on the notes was $97,662,438. The notes are secured by the pipeline and substantially all of Centragas's other assets.

                  The indenture permits Centragas to make loans to its partners and their affiliates under certain conditions. Such loans have been made to affiliates of ENE (of which $39,904,010 remained outstanding as of June 30, 2003). Through an escrow arrangement, these loans are repaid from the proceeds of dividends payable to the ENE affiliate partners. As a result, the ENE affiliate partners will not be able to receive any cash dividends, to the extent declared and paid, until the outstanding loans to ENE affiliates are repaid in full, which is not expected to occur until 2012 when the project is scheduled to be liquidated. Until Prisma is able to meet the requirements to obtain additional partner loans from Centragas, the only source of cash to Prisma from the project prior to liquidation will be the fees under the Technical Services Agreement.

                  d.       POWER DISTRIBUTION

                           (i)      ELEKTRO ELETRICIDADE E SERVICOS S.A.
(ELEKTRO). Elektro is a Brazilian LDC operating in the states of Sao Paulo and Mato Grosso do Sul, Brazil. Elektro's concession area covers 223 municipalities in the state of Sao Paulo, and 5 municipalities in the state of Mato Grosso do Sul, encompassing approximately 56,000 miles of distribution lines. As of June 30, 2003, Elektro had approximately 2,200 employees.

                  Pursuant to a national power sector privatization program, Elektro was created by a spin-off of the Companhia Energetica de Sao Paulo power distribution division in January 1998. Companhia Energetica de Sao Paulo was previously a state-owned integrated energy company providing power generation, transmission, and distribution in Sao Paulo. In a series of transactions in 1998 and 1999, ENE and its affiliates acquired a 99.62% economic interest and a

99.96% voting interest in Elektro. Three Brazilian limited liability companies, EPC Ltda., EIE, and ETB, which are indirectly controlled by ENE and its affiliates, including Whitewing LP, hold 99.62% of Elektro's capital stock. Whitewing LP indirectly owns 46.49% of Elektro's voting shares and 24.09% of the economic interests through its ownership interest in the owner of EPC and EIE. There is no shareholders' agreement among these parties.

                  It is anticipated that Elektro will continue its primary strategy of cost leadership and the strengthening of its brand with a focus on customer service and high standards in power dependability and quality. Furthermore, Elektro's management team has taken a leadership role in industry discussions with governmental authorities regarding the development of the Brazilian energy regulatory framework.

                                    (A)      INDUSTRY OVERVIEW. Despite the
economic difficulties facing the country since the early 1980s, according to the Brazilian Ministry of Mines and Energy, overall electricity consumption in Brazil grew from 151 TWh in 1985 to 226 TWh in 1994, equivalent to a 4.6% CAGR. In the period following the real stabilization plan (1994 - 2000), electric consumption grew at a 5.3% CAGR, reaching 307 TWh in 2000. During this period, the fastest growing market segments in Brazil were the residential segment with a CAGR of 6.9% and the commercial segment with a CAGR of 8.7% according to the Ministry of Mines and Energy.

                  Privatization efforts in the Brazilian power industry began in the distribution sector. Currently, approximately 75% of the total energy market and approximately two-thirds of the 70 distribution companies in Brazil are owned by private investors. Privatization auctions occurred between 1995 and 2000, and a total of approximately $27 billion was invested in the distribution sector by major players including ENE and AES; EDP - Electricidade de Portugal, Endesa, and Iberdrola (Spain); EDF - Electricite de France; and VBC (Brazil).

                  Hydroelectric power constitutes approximately 90% of Brazil's total installed capacity. Abnormally low rainfall, lack of investments in generation facilities, and depletion of water reserves led the Brazilian government to impose a severe energy rationing program from June 2001 through February 2002. Brazil's electricity consumption was reduced by 16.5% during this period. This shortage in supply led to increased efforts to develop thermal energy plants, although such development slowed in 2003 as hydroelectric resources returned to more normal levels. Even after the removal of rationing restrictions, consumption, according to the Ministry of Mines and Energy, grew only 2.5% in 2002 compared to an average of 5.3% over the prior six years. According to the Ministry of Mines and Energy, the growth in electric consumption in Brazil over the next five years is expected to be approximately 6% per year and in the southeastern region 5.6% per year.

                  Since 2001 several LDCs have faced severe losses and deteriorating financial conditions as a result of the rationing impacts, reduced electrical consumption, delay of uncontrollable costs tariff pass-through, and foreign exchange devaluation impacts related to U.S. dollar denominated debt. The Brazilian government's electricity rationing program implemented from June 2001 to February 2002 negatively impacted Elektro's revenues by R$219.2 million ($92.7 million). Furthermore, the delay of the pass-through of 2001 uncontrollable costs to Elektro tariffs caused Elektro additional losses of R$58.9 million ($24.8 million). Another prolonged electrical energy crisis could trigger another federal rationing plan, have adverse effects on the Brazilian economy, and lead to a downturn in the level of economic activity, all of which could adversely affect Elektro's operating results and financial condition.

                                    (B)      CONCESSION AGREEMENT. Elektro holds
a 30-year renewable Concession Agreement, the first term of which expires in 2028, which provides exclusive distribution rights within the concession area. Elektro may seek an extension of the Concession Agreement for an equal term of 30 years by submitting a written request accompanied by proof of compliance with various fiscal and social obligations required by law. Extension of the Concession Agreement by ANEEL is discretionary and based on technical reports by the agency regarding the dependability and quality of service rendered by Elektro in the primary term of the concession. Elektro's Concession Agreement and federal law allow for termination of the concession in the following situations: (i) expiration of the contractual term; (ii) expropriation for the public good (which requires payment to Elektro by the Brazilian federal government); (iii) forfeiture (by failure of concessionaire to honor concession obligations); (iv) rescission by concessionaire (in event that the federal government does not honor its obligations); (v) annulment arising from irregularity associated with granting of the concession; and (vi) bankruptcy or dissolution of Elektro. The federal government also has the authority to intervene in the administration of the concession if Elektro fails to comply with its obligations under the concession.

                  As part of the approval by ANEEL of a restructuring in December 1998 of ENE's interests in Elektro through a reverse merger transaction, the Concession Agreement was amended pursuant to the First Amendment to the Concession Agreement to include an annual capitalization test to measure the impact of the merger on Elektro. The financial impact of the merger is computed based on the inflows (tax and dividend savings) and outflows (interest and principal paid) generated by the merger. If the net result is positive, the balance is carried forward to the next year. If it is negative, Elektro's controlling shareholder EPC Ltda. has to recapitalize Elektro in an amount equivalent to the negative balance computed. As of June 30, 2003, $314 million of Elektro's intercompany debt due in December 2008 has to be considered in the financial flow computation of the capitalization test as interest and principal are paid. Depending on the results of the annual capitalization test, Elektro may have an impaired ability to pay interest and principal on its inter-company loans.

                                    (C)      SHARE REDEMPTION TRANSACTION. On
January 3, 2001, Elektro's shareholders approved a share redemption transaction pursuant to which the shareholders would receive payments of R$676 million in quarterly installments from 2001 to 2005. As of June 30, 2003, payments to shareholders totaled $72.1 million (R$158.2 million) with an outstanding balance of $146.9 million (R$518.8 million). ANEEL notified Elektro on February 3, 2003 that the share redemption transaction should have been pre-approved by the agency and ruled that (1) the transaction should be reversed and (2) the shareholders should reimburse Elektro for the $72 million already received. On February 18, 2003, Elektro filed an appeal, which is still pending. If Elektro's majority shareholders are ultimately required to reimburse Elektro, they would have to seek the necessary funding from Prisma or otherwise adequately recapitalize Elektro.

                  On March 14, 2003, Elektro submitted a proposal to ANEEL to amend the original share redemption transaction to (1) maintain the original payment schedule (R$1.2 million outstanding) to the minority shareholders; (2) to include the past and future payments to controlling shareholders of $218 million (R$673.7 million) in the capitalization test computation set forth in the First Amendment to the Concession Agreement; and (3) to limit the future payments to the controlling shareholders by the positive balance of the capitalization test financial flow. If ANEEL accepts Elektro's proposal, Elektro currently believes that its financial flow balance would be enough to offset the reimbursement of the payments already made to the controlling shareholders through September 2001. Elektro's estimates indicate that if ANEEL accepts the proposal the remaining payments to the controlling shareholders would occur from 2005 through 2012. As of June 30, 2003, ANEEL has neither responded to Elektro's proposal, nor confirmed its request to reverse the transaction.

                  In addition, on March 14, 2003, the Comissao de Valores Mobiliarios, the Brazilian securities commission, sent a notification to Elektro, challenging the legal grounds for the share redemption transaction. Elektro filed a response to the commission on March 27, 2003. In July 2003, Elektro was informed by its external counsel that the commission has initiated an administrative appeal process. Subsequently Elektro sent a letter to Comissao de Valores Mobiliarios attaching its appeal previously filed with ANEEL on February 18, 2003. As of August 5, 2003, Elektro has not received any reply from the commission.

                                    (D)      REGULATORY ENVIRONMENT. The
Brazilian electricity sector is subject to regulation by ANEEL. ANEEL is an independent agency funded through contributions in the tariffs with its board of directors selected by the Brazilian President and approved by the Senate.

                  As a Brazilian publicly-held company with stock registered on the Sao Paulo Stock Exchange, Elektro also has to comply with disclosure requirements of the Comissao de Valores Mobiliarios, including filing quarterly and annual financial statements and forms describing the company's corporate governance.

                  In December 2001, Brazilian governmental authorities and the LDCs agreed to an extraordinary tariff increase of approximately 5% to recover the rationing impacts on revenues and the delay of the pass-through of 2001 uncontrollable costs (Parcel A) to tariffs. To provide near-term relief, it was agreed that Brazilian National Bank for Economic and Social Development would finance 90% of such losses.

                  ANEEL adopted resolutions in November 2000 providing that the LDCs are responsible for expanding and improving the transmission grid of Companhia de Transmissao de Energia Eletrica Paulista S.A., the state-owned transmission company of Sao Paulo. Controversies have arisen as to whether the LDCs should pay connection charges to fund the transmission company, which would be passed through to tariffs, or invest directly in the transmission grid with their own resources. If Elektro is required to invest directly, such investment may exceed $50 million from 2003 to 2007 and reimbursement of such amount is contingent on the investment being deemed a reimbursable expense in Elektro's next annual tariff review and subsequent tariff adjustments.

                                    (E)      NEW POWER SECTOR MODEL. On July 25,
2003, the Conselho Nacional de Politica Energetica - CNPE (Energy Policy National Council) announced proposed guidelines for the reform of the Brazilian power sector model. Members of the energy sector now have the opportunity to review and provide comments to the proposed guidelines. The main principles contained in the draft guidelines are that there must be: (i) a public service oriented electrical energy sector, (ii) government planning of generation and transmission expansion, and (iii) 100% contract commitments for all LDC power requirements with CNPE oversight. Additionally, the guidelines provide that there will be two markets for contracting power. The first market will be a regulated tariff pool for LDCs, generation public utilities, and the independent power generators if they elect to participate. The second market will include free customers and independent power generators with freely negotiated prices. Under the draft guidelines, each consumer with demands higher than 3MW will have to notify its LDC at least 5 years in advance to be allowed to purchase power from third parties. The government intends to start implementation of these guidelines in January 2004. This new arrangement is still subject to further discussions, changes in the existing regulatory and legal framework and congressional approval.

                                    (F)      TARIFFS. Tariffs for distribution
companies are periodically reset and reviewed by ANEEL. Elektro's tariffs were reset in August 2003, the fifth anniversary of the Concession Agreement, and will be reset every four years thereafter. ANEEL's proposed tariff review methodology includes in the rate base all of Elektro's assets at market replacement cost and adopts a model distribution company as the benchmark for operational costs. Members of the industry are still discussing with ANEEL the model company concept and its adverse effects on operational cost, labor relations, and financial obligations. Any asset base evaluations (provided by ANEEL-certified consultants) used in the tariff review methodology are subject to subsequent ANEEL audit and revision. If the outcome of the tariff review is not favorable, Elektro might need to restructure terms of its intercompany loans by (i) rescheduling maturity dates of interest and principal, (ii) reducing the coupon rate, or (iii) converting debt into equity.

                  Under Elektro's Concession Agreement, tariffs are adjusted on August 27 of each year based on Elektro's unit cost per kWh at the time of the last adjustment based on actual increases in Elektro's non-controllable costs per unit and for inflation commensurate with its controllable costs per unit since that time. Effective with the next adjustment, an "X" factor will reduce the inflation adjustment every year between reset dates to share efficiency and productivity gains with customers. Such non-controllable costs are monitored throughout the year through a tracking account and include, among others, power purchase costs (with foreign exchange adjustments in respect of the Itaipu contract discussed below), RGR (a reserve fund created by the Brazilian government to compensate companies for certain assets if the concession has been revoked), CCC (a fuel cost surcharge levied on all consumers), and certain sales taxes. In August 2002, Elektro received a tariff increase of 14.21%, which was consistent with Elektro's expectations and with increases received by other LDCs in the sector. In addition to these specific adjustments, Elektro's tariffs may be reviewed at any time to restore the "financial and economic equilibrium" of the Concession Agreement. Refer to Section XIV.I.1.b., "Regulatory Intervention and Political Pressure" for further information about the risks of regulatory intervention.

                                    (G)      2003 TARIFF REVIEW. On August 27,
2003, ANEEL released Elektro's tariff increase of 27.93%, of which 20.25% became immediately effective. The remaining portion will be added to the controllable costs in the three subsequent annual tariff adjustments starting in 2004. The preliminary "X" factor is 2.38%. The methodology for determining the final "X" factor is not yet available. It will be annually adjusted based on LDC performance as determined through a customer survey. ANEEL has indicated that the annual adjustment also may capture productivity gains caused by market growth.

                                    (H)      MARKET. The majority of Elektro's
regulated customer base is comprised of commercial and small and mid-sized industrial customers and higher-margin residential customers. Based on 2002 revenues, Elektro's regulated customers were 36% industrial, 35% residential, 14% commercial, 10% public/government, and 5% rural. Over the past seven years Elektro has experienced a 4.4% average annual growth rate in its customer base. Additionally, energy consumption in Elektro's concession area grew between 2.7% and 7.5% in each of the past seven years with the exception of 2001 when the energy rationing program was in place. The rationing program from June 2001 to February 2002 reduced energy consumption by 20.8% in the Elektro concession area compared to the June 2000 to February 2001 period. Elektro's operating results fluctuate based on the overall level of economic activity in Brazil and the disposable income level of consumers. Elektro has electricity sales contracts with each of its large customers with terms ranging from two to five years.

                  Customers in Elektro's service territory with demand higher than 3 MW have the option, after the expiration of their current contracts, to buy power from other LDCs, directly from a generator, or from an energy marketing company. The distribution service and the connection to the LDC system will continue to be contracted with the LDC, which would charge a regulated distribution tariff. However, there can be no assurance that ANEEL will set this tariff at a level that is satisfactory to Elektro. To mitigate the risk of Elektro's customers choosing to purchase power from other suppliers, Elektro's shareholders have established a marketing company that can enter into pure commodity contracts with these customers. There can be no assurances that the marketing company will be successful in capturing all profitable commodity customers that elect to unbundle their energy purchases, and Elektro's operating results may be negatively impacted accordingly. The loss of these customers may reduce Elektro's ability to recover the rationing revenue losses and uncontrollable costs within the 59-month maximum recovery period imposed by ANEEL for the 5% extraordinary tariff increase because this customer group pays an unbundled distribution tariff which does not include the extraordinary tariff increase. Elektro projections indicate that while the rationing revenue losses could be recovered within the 59 month recovery period, the uncontrollable costs may not be fully recovered within this period. Based upon a legal opinion provided by outside counsel, Elektro believes that the recovery period for the uncontrollable costs can be extended beyond the ANEEL-imposed 59 month recovery period. This issue is under discussion between the Brazilian LDC association, ABRADEE, and ANEEL.

                                    (I)      BRAZILIAN WHOLESALE MARKET. The
Brazilian Wholesale Market, which represented approximately 5% of Elektro's revenues during 2001 and 2002, is responsible for settling the contractual differences in the Brazilian power market. Due to the lack of clear regulations and a series of injunctions filed by several market agents, no payments were made from September 2000 to December 2002. Fifty percent of the outstanding receivables were due to be paid in January 2003, with the expectation of receiving $19.4 million (R$68.6 million). Due to late and partial payments, Elektro collected payments in January, February, and March totaling $17.1 million (R$61.0 million). Payment of an additional $1.4 million (R$5.0 million) has been blocked by an injunction. After the conclusion of an independent federal audit of the accounting, calculation process and amounts involved, settlement of the remaining 50% of receivables occurred in July 2003. Elektro effectively collected $13.6 million (R$40.4 million) in July and $7.4 million (R$21.9 million) has been blocked by injunctions. As a result, the total past due outstanding balance to Elektro is $2.4 million (R$7.0 million).

                                    (J)      POWER SUPPLY. Currently, almost
100% of Elektro's energy requirements are supplied by long-term contracts. Twenty-one percent is purchased from the large Itaipu hydroelectric generation facility, and most of the remainder is purchased under contracts with affiliates of each of Companhia Energetica de Sao Paulo (CESP), Duke, and AES. Under these contracts, Elektro was required to buy a take-or-pay volume of approximately 80% of forecasted demand in 2002. The take-or-pay volume declines 25% per year beginning in January 2003 and the contracts terminate at the end of 2005. These contracts are currently priced at $16/MWh (R$56/MWh) on average. Prices are denominated in local currency and adjusted annually by inflation.

                  Itaipu's tariff is priced on demand, indexed to the U.S. dollar, and tied to the capital and operating costs of Itaipu. After prolonged negotiations with ANEEL, the foreign exchange risk inherent in this contract is now mitigated because the power purchase costs paid to Itaipu are passed through to the customers through a tracking account mechanism. Although the tracking mechanism mitigates foreign exchange risk of the dollar denominated contract, it does not provide full risk coverage, as the tracking account is computed on a monthly basis, but is only applied once a year in the yearly tariff adjustment. Therefore, a significant devaluation of the real might increase working capital requirements between two consecutive annual tariff adjustments dates. Refer to
Section XIV.I.1.d., "Devaluations of Foreign Currencies" for further information about the risks of currency devaluations. In 2002 Elektro contracted 434 MW of capacity with Itaipu at a rate of $20.1988/kW-month. For 2003 the rate is $17.55/kW-month, equivalent to $30/MWh (R$106/MWh). On April 4, 2003, a new regulation (Portaria Interministerial 116) postponed pass-through of the tracking account values related to the 2002-2003 period until the 2004 tariff adjustment. A loan from the Brazilian National Bank for Economic and Social Development to advance such amounts to the LDCs has been established by means of Presidential Provisional Measure No. 127, effective August 4, 2003. Such measure has been approved by the Brazilian congress and should be made into law by the end of 2003. Elektro should receive from BNDES R$91.4 million (US$31 million), which is the balance as of August 27, 2003, that has been approved by ANEEL. The disbursements are expected to occur as follows: (i) 50% in November 2003; (ii) 30% in February 2004; and (iii) 20% in May 2004.

                  Since January 2003 LDCs have been required to contract at least 95% of their power needs through long-term contracts (more than 6 months) and buy their power needs through ANEEL-regulated auctions. A decree issued on July 8, 2003, allowed LDCs to amend their contracts with public service generators, until December 31, 2004, to purchase additional power limited to the original contracted volumes at the current prevailing prices. Elektro's current estimates indicate that Elektro is fully contracted for 2003. For 2004, Elektro covered its needs through an amendment of the CESP contract (295 MW), which was approved by ANEEL, and as of June 30, 2003 estimated that it will need to enter into contracts through auctions to buy 800 MW for 2005. Although Elektro will seek to obtain full pass-through to tariffs of the energy costs purchased at auctions, ANEEL may not include the auction contracts in the tracking account mechanism, which would not allow Elektro to recover eventual intra-year cost increases originated by such contracts and would negatively affect its operating results.

                                    (K)      DIVIDENDS POLICY. Elektro's Bylaws
provide for yearly payment of a minimum dividend equal to 25% of its net profit, which is the minimum annual dividend a corporation is obligated to pay under the Brazilian corporate law. The last year for which Elektro had a net profit under Brazilian GAAP and was able to pay dividends was 1998.

                                    (L)      DEBT OVERVIEW. Elektro's
consolidated indebtedness as of June 30, 2003 totaled $843 million, of which 59% was composed of U.S.-dollar-denominated intercompany obligations. Seventy-four percent of Elektro's third-party debt is U.S.-dollar-denominated and must be repaid from 2007 through 2012. Elektro expects its subsidiary Terraco Investment Ltd. to extend the maturity of its $179 million non-interest bearing loan payable to EDF that currently matures in 2004. As the bulk of Elektro's foreign exchange exposure is not hedged and Elektro's revenues are real-based, devaluation of the real and continued currency volatility would negatively impact Elektro's future earnings and cash flow, and could also hurt its ability to meet foreign currency interest and principal debt obligations.

                  The following table shows consolidated debt as of June 30, 2003 for Elektro, Terraco Investment Ltd., EPC Ltda., EIE, and ETB.

                   US GAAP ELEKTRO CONSOLIDATED DEBT STRUCTURE

                    AS OF JUNE 30, 2003 (PRINCIPAL PLUS ACCRUED INTEREST TO DATE)                    $ MILLION - FX RATE @ 2.8720
---------------------------------------------------------------------------------------------------------------------------------
                               MATURITY          INTEREST RATE       PRINCIPAL     INTEREST PAYMENT  SHORT TERM  LONG TERM  TOTAL
Third Party Debt
Debt in R$
BNDES Capex              Jun 2003 to Nov 2006  TJLP+3.2% ~ 3.85%  Monthly          Monthly (1)           5.6        14.5     20.1
Eletrobras Financing     Mar 2007 to Oct 2007  RGR+5%             Monthly          Monthly               0.3         2.1      2.4
Debenture                May 2005              IGPDI+11.4%        Bullet           Annually              0.1         6.6      6.7
BNDES Rationing/
Parcel A Financing       Jan 2007              SELIC+1.0%         Monthly          Monthly              14.2        44.6     58.8
Shares Redemption
(minority shareholders)  June 2005             -                  Quarterly        None                  0.2         0.2      0.4

Debt in $
ETB / BCI (2)            Dec 2012              4.15%              Semi-annual (3)  Semi-annual          12.9       244.8    257.7

Sub-total                                                                                               33.3       312.8    346.1

Intercompany

                   US GAAP ELEKTRO CONSOLIDATED DEBT STRUCTURE

             AS OF JUNE 30, 2003 (PRINCIPAL PLUS ACCRUED INTEREST TO DATE)                 $ MILLION - FX RATE @
                                                                                                   2.8720
--------------------------------------------------------------------------------------------------------------------
                                                                         INTEREST         SHORT     LONG      TOTAL
                      MATURITY        INTEREST RATE      PRINCIPAL       PAYMENT          TERM      TERM
Intercompany Debt
Debt in US$
EBPH-IV               Dec 2008           15%              Bullet         Quarterly            -     314.1     314.1
EDF                   Dec 2004            0%              Quarterly      None              27.5     151.6     179.1
Other                        -            -                       -              -            -       3.3       3.3
Sub-total                                                                                  27.5     469.0     496.5

Total                                                                                      60.8     781.8     842.6

(1)      Quarterly during grace period.

(2) On December 31, 2002, Elektro, ETB and ENE Enron concluded negotiations with BCI to restructure this fixed rate note issued by ETB. The restructuring reduced interest expenses by $51 million on a present value basis and extended final maturity from December 2007 to December 2012. Under US GAAP, the resulting effective interest rate is 4.15%

(3)      Starting in December 2007.

TJLP:  Long term interest rate      RGR:  Correction index defined by Eletrobras.  It has been kept flat since 1999.
IGPDI:  Inflation rate              SELIC:  Basic interest rate        CDI:  Interbank interest rate

                  Under Elektro's $32 million Brazilian National Bank for Economic and Social Development credit facility used to fund its capital expenditures, it must maintain a capitalization ratio (shareholders' equity to total assets) above 40% during the amortization period of the loan. Because estimates indicate that Elektro will not be in compliance with this financial covenant, Elektro is attempting to renegotiate this covenant and is also seeking to resume drawdowns that were suspended following the filing of ENE's Chapter 11 Case. As a result of ENE's chapter 11 filing, Elektro had to cancel an $80 million local debenture placement in 2001, and all commercial banks called back any unused credit facilities ($37 million). The lack of a clear regulatory framework in Brazil, including the absence of an agreed methodology for the required periodic tariff review, the recent drop in electrical energy demand caused by the rationing program in 2001, and the high volatility and 52% foreign exchange devaluation recorded in 2002 have caused the financial markets to delay or reduce financings to most LDCs. Despite Elektro's current efforts to restore its credit facilities, there can be no assurances that Elektro will be able to raise new funding or refinance its current debt.

                           (M) GOVERNMENT FINANCING PROGRAM TO LDCs. On
September 16, 2003, the Brazilian National Bank for Economic and Social Development and the Ministry of Mines and Energy announced a R$3.0 billion (US$1 billion) financing program aimed at enhancing the LDC's capital structure. The program is available for both private and state-owned LDCs. Initial program eligibility requirements are: (i) renegotiation of at least 30% of short-term private bank loans; (ii) commitment of the LDC's controlling shareholders to convert all intercompany credits into equity; and (iii) meeting certain corporate governance standards set by the Sao Paulo Stock Exchange. The financing will be provided through the issuance of 10-year convertible debentures with a 4-year grace period. Elektro is currently assessing how it might participate in this program.

                  E. POWER GENERATION. The table below identifies the power plants included in Power Generation and several of their key features.

                          POWER GENERATION POWER PLANTS

                                                                                              PERCENT GENERATING
                                                                              DATE          CAPACITY CONTRACTED AND
                                EXPECTED PRISMA                             COMMERCIAL      SCHEDULED TERMINATION
                                 OWNERSHIP        GENERATING      FUEL     OPERATION WAS     DATE UNDER PRINCIPAL
  BUSINESS         LOCATION       INTEREST         CAPACITY       TYPE       INITIATED     POWER PURCHASE AGREEMENTS
Cuiaba - EPE       Brazil          50.0%           480 MW       Natural     May 2002        100% until May 2019
                                                                Gas

Trakya             Turkey          50.0%           478 MW       Natural     June 1999       100% until June 2019
                                                                Gas

PQP                Guatemala       37.5%           234 MW       Fuel Oil    February 1993   47% until February 2013
                                                                            (110       MW)
                                                                            July 2000
                                                                            (124 MW)

BLM                Panama          51.0%           280 MW       Fuel Oil    1967 (40 MW)    Elektra  - 30% until
                                                                            1971 (40 MW)    December 2003
                                                                            1973 (40 MW)    Edemet - 48% until
                                                                            2000            December 2004
                                                                            (160 MW         Elektra - 29% from
                                                                            combined        January 2005  until
                                                                            cycle)          December 2008

SPC                Philippines     50.0%           116 MW       Fuel Oil    February 1994   100% until February 2009

ENS                Poland         100.0%           116 MW       Natural     June 2000       100% electrical until
                                                   electrical   Gas                         June 2020
                                                   70 MW                                    85% to 90% thermal until
                                                   thermal                                  June 2020

SECLP              Dominican       84.1%           184 MW       Fuel Oil    August 1994     92% until January 2015
                   Republic

EEC                Nicaragua       35.0%           70.5 MW      Fuel Oil    September 1999  71% until September 2014

GMSA               Argentina      100.0%           70 MW        Natural     March 1995      Arcor - 9% until July
                                                                Gas and                     2004 (six power purchase
                                                                Diesel                      agreements)
                                                                Fuel
                                                                                            CEMSA - 40% until July
                                                                                            2005

MEC                Guam            50.0%           88 MW        Fuel Oil    January 1999    100% until January 2019

                  As indicated in the table above, each of the plants that Prisma expects to be a part of its business has been completed and has initiated commercial operations. Refer to the project-specific sections below for more detailed descriptions of each of the Cuiaba Project, Trakya, PQP, BLM, SPC and the Other Power Generation Businesses.

                           (i)      CUIABA INTEGRATED PROJECT. The Cuiaba
Project consists of four companies that on an integrated basis operate a power plant in Brazil and purchase natural gas in Bolivia or Argentina and transport it to Brazil for use as fuel in the generation of electrical energy at the power plant. EPE is a power generation company that operates an approximately 480-MW gas-fired, combined-cycle power plant located in Cuiaba, Mato Grosso, Brazil. GasBol is a gas transportation company that operates an approximately 226-mile 18-inch gas pipeline in Bolivia to transport natural gas from the Bolivian portion of the BBPL to the pipeline interconnection at the Bolivia-Brazil border. GasMat is a gas transportation company that operates an approximately 175-mile 18-inch gas pipeline in Brazil, which is interconnected to the GasBol pipeline at the Bolivia-Brazil border, to transport natural gas from the border to the EPE power plant. TBS is a gas supply company that purchases natural gas from Bolivian or Argentinean sources, arranges for transportation of the gas, including through GasBol and GasMat, and sells the gas to EPE. The Cuiaba Project sells all of the capacity of and energy produced by EPE to Furnas, one of Brazil's federally owned electricity generation companies.

                                    (A)      SHELL SETTLEMENT AGREEMENTS. As of
September 26, 2003, following the closing of the Shell Settlement and the equity transfers contemplated therein, Shell owns, through its affiliates, a 50% interest in each of EPE, GasMat, TBS, and GasBol. Several disputes arose between ENE and Shell relating to the development, construction, and operation of the Cuiaba Project and the management and governance of EPE, GasMat, GasBol, and TBS. Affiliates of ENE and Shell entered into a Definitive Agreement in June 2003 to resolve these disputes, and the Bankruptcy Court approved the Shell Settlement on August 7, 2003. The parties closed the transactions contemplated by the Shell Settlement on September 26, 2003.

                  The original projected aggregate capital cost of the Cuiaba Project was approximately $505 million. As a result of significant delays and cost overruns incurred by the construction contractor, an affiliate of ENE, the actual aggregate capital cost of the Cuiaba Project was approximately $740 million. To settle disputes related to these cost overruns, which were funded in part by Shell, various ENE affiliates transferred equity interests in each of EPE, GasMat, and TBS to affiliates of Shell in accordance with the terms and conditions of the Shell Settlement.

                  In connection with the Shell Settlement, certain affiliates of Shell and certain affiliates of ENE entered into a Master Voting Agreement to address the management and governance of the Cuiaba Project as well as ENE's and Shell's respective ownership interests in the BBPL and TRSA. The parties agreed to vote their respective equity interests together through the implementation of a supervisory board whose affirmative vote is necessary to approve certain substantial transactions of any Cuiaba Project company, including (i) certain expenditures in excess of $250,000, (ii) a transfer of all or a substantial part of the assets of any Cuiaba Project company, (iii) any amendment to the organizational documents of any Cuiaba Project company, (iv) any decision to incur indebtedness (except if for less than $250,000 in the aggregate), (v) the appointment, removal, elimination, creation or modification of all senior managers' positions, (vi) any decision appointing or removing the auditors of any Cuiaba Project company, and (vii) any other material transaction relating to the Cuiaba Project companies. The failure of the parties to agree on actions required for the operation of the Cuiaba Project could result in a deadlock that could have a material impact on the revenues and expenses of the Cuiaba Project.

                  Pursuant to the terms and conditions of the Shell Settlement, the revised organizational documents of each of the Cuiaba Project companies contain standard provisions relating to purchase rights triggered by a prospective change of control. In addition, the revised organizational documents provide for certain rights of first refusal and drag-along rights. For as long as a direct or indirect controlling equity holder of a Cuiaba Project company is not creditworthy, each other equity holder has drag-along rights with respect to the equity of a Cuiaba Project company held by the non-creditworthy equity holder. However, the exercise of such drag-along rights by a selling equity holder triggers the non-creditworthy equity holder's right of first refusal with respect to the equity of a Cuiaba Project company held by the selling equity holder. If an equity holder is required to sell its equity in a Cuiaba Project company, whether pursuant to a drag-along right or right of first refusal, then any debt associated with the selling equity holder's interests is required to be transferred to the purchaser of the equity to the extent that the selling equity holder controls the holder of the associated debt.

                  In accordance with the terms and conditions of the Shell Settlement, Shell transferred to affiliates of ENE an aggregate amount equal to $15.5 million. Approximately $4 million was used to provide a mezzanine loan to GTB. In connection with the Shell Settlement, certain affiliates of ENE and Shell released and discharged each other and each of the Cuiaba Project companies, and each of their respective agents and affiliates, from all claims with respect to the Cuiaba Project, subject to a limited indemnity, that arise out of acts or omissions occurring on or prior to the closing date of the Shell Settlement, including unasserted claims, with certain exceptions.

                                    (B)      INTERCOMPANY DEBT. The Cuiaba
Project does not have any third-party financing. However, EPE, GasMat, and GasBol borrowed an aggregate of approximately $475 million from affiliates of ENE and Shell during the period from October 1998 to October 2001 to finance construction. Pursuant to credit restructuring agreements among each of EPE, GasMat, and GasBol, on the one hand, and their respective ENE and Shell affiliate lenders, on the other hand, which were entered into as part of the Shell Settlement, each borrower will only be obligated to make payments on its loans from its cash flow that would otherwise be available after expenses, taxes, and reserves are paid. EPE is exposed to market risks, including changes in currency exchange rates between the Brazilian real and the U.S. dollar. EPE attempts to mitigate some of the negative impact of changes in exchange rates through various hedging mechanisms and treasury policies.

                                    (C)      DIVIDEND AND DISTRIBUTION POLICY.
Except for TBS, none of the Cuiaba Project companies have distributed dividends and no distribution of dividends by EPE, GasMat, or GasBol is expected in the foreseeable future. Available cash is expected to be used solely for the repayment of ENE and Shell affiliate loans after certain reserves are funded. TBS distributed dividends from its 2001 and 2002 earnings and expects to distribute to its shareholders future available cash after reserve accounts are funded.

                  ENE expects to transfer its equity interests in its affiliates that made loans to EPE, GasMat, and GasBol to Prisma. However, the loans to EPE and GasMat were made by ENHBV, and there is a risk that ENE will not be able to transfer ENHBV to Prisma. Refer to Section X.A.2., "Risk Factors" for further information. If ENHBV is not transferred to Prisma, Prisma will not benefit from approximately $271 million in loans payable by EPE and GasMat.

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                                    (D)      PLANT AND EQUIPMENT. EPE employees
operate the power plant and provide operation and routine maintenance services. The combustion turbine generators used in the plant were two of the first model V84.3A turbines produced by Siemens. The Siemens turbines have experienced significant problems, including mechanical and technological problems with tiles in the combustion chamber and with premature failure of critical parts. Refer to
Section XIV.I.2.a., "Uninsured Plant and Equipment Failures" for further information about the risks related to equipment failures.

                  The turbines were initially commissioned on diesel fuel prior to the completion of the two gas pipelines that transport natural gas to EPE. In connection with the changeover of the power plant to natural gas, one of EPE's two combustion turbines suffered a catastrophic failure and had to be repaired at a cost of approximately $22 million. EPE's insurers have resisted payment of EPE's claim for this loss. EPE does not have a long-term contract for major maintenance and periodic overhauls of its combustion and steam turbine generators; instead, the Cuiaba Project currently contracts for major maintenance services on a per-overhaul basis. EPE is negotiating a long-term major maintenance service agreement with Siemens, but if an agreement is not reached, EPE may not be able to obtain major maintenance services at the necessary times or for appropriate prices, and in either case the Cuiaba Project's profitability may be negatively impacted.

                  The catastrophic failure of EPE's Siemens turbine in August 2001 has impacted EPE's ability to secure adequate, affordable insurance coverage. EPE's insurance premiums have increased significantly since mid-2001, and the deductible amount under EPE's policies for property damage has increased significantly.

                  GasMat's and GasBol's pipelines each run through environmentally sensitive parts of Brazil and Bolivia. Several environmental groups and non-governmental organizations carefully watch the Cuiaba Project's pipeline operations, and have in the past alleged violations of environmental, health and safety laws and policies, and GasMat and GasBol must respond to these allegations. In addition, affiliates of ENE and Shell have agreed to contribute up to $20 million over a 15-year period to the Chiquitano Forest Conservation Project in Bolivia. Pursuant to the terms of the Shell Settlement, TBS will provide the funds to pay the Chiquitano Project obligations of both the ENE and Shell affiliates.

                                    (E)      FURNAS PPA. EPE relies on a single
customer, Furnas, to purchase all of the capacity and associated energy of the power plant. The PPA between Furnas and EPE has a 21-year term ending in 2019 and provides the sole source of revenues for the Cuiaba Project. The obligations of Furnas under the PPA are guaranteed by Eletrobras, the Brazilian state-owned electric company. If Furnas fails to fulfill its contractual obligations, the Cuiaba Project's financial results will be materially adversely affected, as the Cuiaba Project would likely be unable to find another customer for EPE with similar pricing. Refer to Section XIV.I.2.c., "Concentration of Customers and Suppliers" for further information about the risks of relying on a limited number of customers.

                  Pursuant to the PPA, EPE has committed to sell its entire capacity and associated energy to Furnas in exchange for a monthly payment in reais from Furnas based on the guaranteed available capacity and the delivered energy. If Furnas requests that EPE be

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dispatched above the guaranteed capacity, Furnas must pay an increased capacity component. The PPA provides for three tariff adjustment mechanisms: (1) an annual adjustment to the tariff for Brazilian inflation, (2) an adjustment for the gas-related components of the tariff if there is a cumulative devaluation or appreciation of the Brazilian real against the U.S. dollar of 5% or more, and
(3) an adjustment to the tariffs based on an economic-financial disequilibrium of the PPA. In accordance with the tariff adjustment provisions, EPE has made five requests to Furnas since May 2001 to adjust the power sales price for economic-financial disequilibrium, but Furnas has failed to respond to EPE's requests. Additionally, EPE and Furnas have not agreed on the basis for the inflation adjustment to the tariff. However, the gas-related component of the tariff adjustment is working according to the terms of the PPA. If Furnas continues to refuse to fully adjust the price of capacity and power sales under the PPA, EPE may have to pursue arbitration proceedings to enforce its contractual rights.

                  Rationing and conservation programs in Brazil during 2001 and 2002 resulted in significant reductions in electricity demand. High rainfall levels during the 2002 rainy season led to the end of mandatory rationing in February 2002, and there is still a current surplus of electric capacity in Brazil. Because the PPA has a significant U.S. dollar basis and is designed to allow a return on a U.S. dollar investment, the substantial devaluation of the Brazilian real against the U.S. dollar in 1999 and 2002 increased the cost of the Cuiaba Project's electric power to Furnas relative to Furnas's other contracts or sources that are not U.S. dollar-based. Furnas must generally pay capacity payments under the PPA whether or not the power plant is dispatched. These capacity payments comprise approximately 96% of the revenues under the PPA. The combination of these factors may create an incentive for Furnas to seek to renegotiate or otherwise not perform its payment obligations under the agreement. In a speech in March 2003, the president of Eletrobras criticized the role of free markets in the Brazilian power sector and stated that most power contracts would remain unchanged, except for extreme cases in which Eletrobras will pursue renegotiations. If EPE were forced to renegotiate a new contract to sell its power in the current market, the sales price would likely be significantly lower than the current contractual price. Refer to Section XIV.I.1.c., "Political Instability, Civil Unrest, and Regime Change" for further information.

                  Furnas has the contractual right to terminate the PPA for various reasons, including default, bankruptcy of EPE, dissolution of Furnas, or a force majeure event that lasts for more than 12 consecutive months. Upon a termination of the agreement, Furnas has certain rights and obligations to purchase EPE and the associated electric transmission systems up to the delivery points. At the end of the term of the PPA, Furnas has the right to purchase the EPE facilities at a nominal purchase price calculated based on the tariff in effect during the final year of the PPA term. The parties may adjust the purchase price for additional capital improvements to the plant and related depreciation. If Furnas terminates the PPA due to a default by EPE, Furnas has the right to purchase the EPE facilities for an amount equal to the lesser of
(i) a price based on 80% of the present value of the guaranteed capacity payments remaining in the term of the agreement and (ii) the determined market value of the EPE facilities. If EPE terminates the PPA due to a default by Furnas or Eletrobras, EPE has the right to require Furnas to purchase the EPE facilities for an amount equal to the greater of (i) a price based on 100% of the present value of the guaranteed capacity payments remaining in the term of the agreement and (ii) the determined market value of the EPE facilities.

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                                    (ii)     TRAKYA ELEKTRIK URETIM VE TICARET
ANONIM SIRKETI (TRAKYA). ENE, together with Whitewing LP, owns an indirect 50% interest in Trakya. Of that interest, Whitewing LP owns a 21.87% non-voting interest in Trakya. Trakya owns and operates a combined cycle gas turbine power plant with a nominal capacity of 478 MW located on the northern coast of the Sea of Marmara near Istanbul, Turkey. The other equity participants in the project are Midlands with a 31% interest, Wing International, Ltd. with a 9% interest, and Gama with an aggregate 10% interest. Trakya sells all of the plant's capacity and energy to the state-owned TETAS under an Energy Sales Agreement.

                  The plant consists of two combustion turbine generators designed to run on natural gas or distillate fuel oil, two heat recovery system generators, and one steam turbine generator. The plant commenced commercial operations in June 1999. During 2002, the plant suffered a three-month outage to allow for repairs to the steam turbine rotor, which had been damaged due to excessive vibration. Refer to Section XIV.I.2.a., "Uninsured Plant and Equipment Failures" for further information about the risks related to equipment failures.

                  The plant was built and is owned and operated pursuant to an Implementation Contract between Trakya and the Ministry of Energy. The Implementation Contract has an initial term ending in June 2019, which may be extended if certain conditions are satisfied. There is no guarantee that the conditions for extension will be satisfied or that the contract will be extended. Upon expiration of the Implementation Contract, the plant will be transferred to the Turkish Ministry of Energy free of charge.

                  Turkey adopted the 2001 Electricity Market Law, which was intended to introduce a free market for the generation, transmission, trading, and distribution of electricity in Turkey. The law also created an independent regulatory body, the Energy Market Regulation Agency, to oversee the energy and natural gas markets in Turkey. In August 2002, the Energy Market Regulation Agency issued a regulation that requires private power generators, including Trakya, to apply for a generation license by June 2003 and to pay an annual license fee. Trakya has applied for this license, but there is no assurance that the license applied for will be granted. While the new regulation does not specifically reject or amend existing private power generation contracts, including the Implementation Contract and the Energy Sales Agreement, it also does not explicitly grant an exemption to existing operators or provide that existing contractual rights prevail in the event of any conflict. Refer to
Section XIV.I.1.b., "Regulatory Intervention and Political Pressure" for general information about the risks related to regulatory intervention. Trakya sought to have the Turkish administration court set aside the regulation on the basis that it does not protect the vested rights of Trakya by filing a lawsuit and a request for injunctive relief. Trakya's request for injunctive relief has been denied, along with its appeal of the denial. The case on the merits of the lawsuit is still pending.

                  The Energy Market Regulation Agency has also expressed its desire to renegotiate the terms of existing agreements with the build-operate-transfer (for this section only "BOT") electric plants in Turkey, including Trakya. In addition, conflicting Turkish newspaper reports in 2003 have indicated that the Turkish government is considering alternatives to deal with Trakya and the other BOT plants, including renegotiation of contracts, early buyouts or other actions. According to these reports, the government is contemplating these actions out of the belief that the BOT plants sell power at rates that are unacceptably high. To date, Trakya has

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not received any notification of any such action from the Energy Market
Regulation Agency or other instrumentality of the Turkish government.

                  In October 2003, Trakya received an audit report from the regional Turkish tax office claiming approximately US$138 million due from Trakya in unpaid taxes, penalties and penalty interest. Among other findings, the audit report claimed that certain development costs, fees, bonuses and subordinated debt payments improperly applied an investment allowance granted to the project and that Trakya improperly revalued its depreciable fixed assets. Trakya has consulted with its accountants who have advised that the tax audit report contains a number of quantitative mistakes and misapplies in certain instances the relevant tax legislation. Trakya is in the process of challenging the findings of this audit and the claims of underpayment. While it cannot predict the ultimate outcome, Trakya believes that it has good defenses to such claims and intends to pursue them.

                                    (A)      SHAREHOLDER ARRANGEMENTS. Trakya's
board of directors consists of seven interested members, of which the ENE shareholder appoints three and the other shareholders appoint four. In addition, two independent members are selected by all of the shareholders. Transfers of shares of Trakya are subject to shareholder approval under Trakya's articles of association and shareholder agreement. Further, ENE, Midlands Electricity Plc, The Wing Group, Ltd., and Gama have entered into a Sponsors' Agreement that includes minimum ownership requirements applicable to ENE, Midlands Electricity Plc, and The Wing Group, Ltd. Profits available for distribution to shareholders must first be used to pay corporate taxes and to meet Trakya's obligations and the minimum applicable reserve requirements under Turkish law and the Trakya senior loan agreements.

                                    (B)      CUSTOMER. All of the capacity and
energy produced by the plant is sold to TETAS under the Energy Sales Agreement that is governed by Turkish law. TETAS's payment obligations under the agreement are guaranteed by the Republic of Turkey. Refer to Section XIV.I.2.c., "Concentration of Customers and Suppliers" for further information about the risks related to reliance on a limited number of customers.

                  The Energy Sales Agreement provides for a tariff primarily expressed and paid in U.S. dollars based on a take-or-pay structure with fixed and variable capacity and energy components. The tariff was originally intended to allow for the recovery of fixed capital costs, servicing of debt, payment of operation and maintenance costs, a pass-through of fuel costs, and a return on investment. The Energy Sales Agreement has an initial 20-year term, expiring in June 2019, which may be extended on the same terms as the Implementation Contract. As with the Implementation Contract, there is no guarantee that the conditions for extension will be satisfied or that the agreement will be extended.

                  In 2000 and 2001, Trakya did not receive timely payments under the Energy Sales Agreement and faced a dispute over what exchange rate to apply to overdue payments. Trakya's position prevailed, and TETAS has paid all disputed amounts with the exception of certain delay interest that is still outstanding. No assurance can be given, however, that future payment problems and related disputes, which could be triggered or exacerbated by further devaluation of the Turkish lira, will not adversely affect Trakya's results of operations. Refer to

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Section XIV.I.1.d., "Devaluations of Foreign Currencies" for further information about the risks related to currency devaluations.

                                    (C)      SUPPLIER. Natural gas is the
plant's primary fuel source and is provided by BOTAS under a take-or-pay Gas Sales Agreement governed by Turkish law with an initial term ending in October 2014. The take-or-pay obligation under the Gas Sales Agreement is based on an approximate level of gas consumption that would be required for Trakya to meet most of its annual net generation requirements under the Energy Sales Agreement. The natural gas purchased under the agreement is priced according to a U.S. dollar-based formula, but payments are made in Turkish lira. BOTAS's payment obligations under the agreement are guaranteed by the Republic of Turkey. Refer to Section XIV.I.2.c., "Concentration of Customers and Suppliers" for further information about the risks related to reliance on a limited number of suppliers.

                                    (D)      ASSOCIATED DEBT. The total cost of
the plant was approximately $556.5 million and was funded with $417.3 million in senior secured loans set to mature in September 2008, $23.8 million in subordinated shareholder loans set to mature in September 2005, and $115.4 million in equity.

                  The senior secured loans consist of (1) a $225.1 million loan from Eximbank at a fixed interest rate of 7.95%, (2) an $84.0 million loan from OPIC at a fixed interest rate of 9.803% and (3) a $108.2 million loan from BLB with a floating interest rate that was fixed at 7.8963% by a swap agreement. As of June 30, 2003, the outstanding balances on the Eximbank, OPIC, and BLB loans were approximately $137.5 million, $51.3 million, and $66.2 million, respectively.

                  The senior debt is secured by Trakya's assets and shares and requires Trakya to establish debt service and other cash reserves currently totaling nearly $100 million. The senior loan agreements also place restrictions on shareholder distributions, payments on subordinated indebtedness, and transfers of shares in Trakya.

                  Approximately $17.8 million in subordinated shareholder loans remained outstanding as of June 30, 2003. The subordinated loans accrue interest at the rate of 13% per year.

                                    (E)      O&M AGREEMENT. O&M services for the
plant are provided under a long-term O&M Agreement by an operator consortium composed of two ENE affiliates. Trakya pays an annual fee equal to $500,000 in 1998 dollars indexed to the U.S. Consumer Price Index. In contemplation that the operator consortium will be transferred to Prisma, the obligations of the consortium are guaranteed by Prisma up to a cap of $1.25 million in 1998 dollars indexed to the U.S. Consumer Price Index and further supported by a letter of credit in the amount of the guarantee cap.

                  (iii) PUERTO QUETZAL POWER LLC (PQP). ENE owns an indirect 37.5% equity interest in PQP, a Delaware limited liability company that owns 234 MW of effective generation capacity in two facilities located on the Pacific Coast at Puerto Quetzal, Guatemala, 75 kilometers south of Guatemala City. The combined 234 MW output provided

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about 16% of Guatemala's installed electric capacity in 2002. The other equity participants in the project are Centrans Energy Services, Inc. with a 37.5% interest, and CDC Holdings (Barbados) Ltd. with a 25% interest. Under PQP's operating agreement, most decisions of the members are made by majority vote, while certain extraordinary decisions require unanimous consent. Deadlocks may be resolved by a buy/sell process, and certain transfers of interests trigger a right of first refusal. PQP owns 100% of Poliwatt, its power marketing arm, and Pacific Energy Financing Ltd.

                  The PQP facilities are sited, and obtain certain services, pursuant to a Contract for Harbor Services and Leasing of Areas with Empresa Portuaria Quetzal. Enron Servicios Guatemala Ltda., a Guatemala-based company, operates and maintains the PQP facilities pursuant to two O&M agreements and provides marketing support to PQP and to Poliwatt pursuant to two administrative and commercial support agreements. Enron Servicios Guatemala Ltda. is a wholly owned affiliate of ENE, and ENE expects to transfer it to Prisma. Glencore AG provides fuel for the facilities pursuant to a fuel supply agreement expiring in February 2013.

                                    (A)      PLANT AND EQUIPMENT. PQP's first
plant, commissioned in February 1993, consists of 20 Wartsila 18V32D heavy fuel oil-fired generator sets with an effective capacity of 110 MW mounted on two barges (Enron I and Enron II), and related onshore facilities. The second plant, located next to the first and commissioned in July 2000, consists of 7 heavy fuel oil-fired MAN B&W 18V48/60 generator sets with an effective capacity of 124 MW mounted on one barge (Esperanza), and related onshore facilities. A generator in the first plant experienced an electrical failure in December 2002 and was replaced. A second generator experienced a similar failure in July 2003 and is expected to be replaced by September 2003. PQP's eight other generators made by the same manufacturer are undergoing inspection and will likely require repairs. The second plant, which represents a new MAN design, has experienced engine problems for which solutions have been implemented. However, the long-term effectiveness of these solutions cannot be guaranteed.

                                    (B)      MARKET AND PPA. PQP has been
supplying power since 1993 to EEGSA under a PPA for 110 MW of capacity and a 50% take-or-pay energy obligation. The 20-year term of the PPA ends in February 2013. The original PPA was physical and required that the capacity and energy be delivered from PQP's installations (Enron I and Enron II). In September 2001, the parties modified the agreement by converting it to a financial instrument through which PQP complies with its supply obligations from its installations, contracts with third parties, or the spot market. As of December 2002, the PPA accounted for approximately 51% of PQP's revenues. EEGSA has complied with its payment obligations under the agreement. However, PQP understands that EEGSA has been experiencing liquidity problems and has been unable to pay certain suppliers in a timely fashion. The failure of EEGSA to make full and timely payments to PQP would adversely impact PQP cash flow and could result in PQP defaults on its contractual payment obligations to third parties and under its loan agreements.

                  PQP has also been supplying power in the Guatemala and El Salvador markets, under short- and medium-term sales agreements (which generate 31% of PQP's revenue) and spot market sales (which generate 18% of PQP's revenue), made directly or through Poliwatt. Poliwatt's market also includes wholesale customers such as local distribution companies,

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marketers, and generators, and large end-users that do not use an intermediary to buy their energy. Poliwatt does not operate as a separate profit center, but passes through to PQP all revenues received from its power marketing activities, net of costs.

                  A portion of PQP's output is exposed to merchant market risk. In the absence of contracted sales, in a market in which margins on spot power sales may be volatile as driven not only by basic supply and demand, but also by fuel prices and hydrological conditions, PQP may not be able to sell its merchant power output at prices that provide sufficient revenues to generate any profit margin.

                                    (C)      ASSOCIATED DEBT. In December 2000,
PQP closed a $123 million senior secured debt refinancing with OPIC and MARAD, which provided funding for the Esperanza plant and paid off the outstanding amount of the initial International Finance Corporation funding for the Enron I and II plants. The term of the debt is 12 years and the principal amortizes in 23 equal installments commencing in June 2001. The debt is secured by all PQP project assets and revenues, by a pledge of all of the member interests in PQP, by cash collateral in several reserve accounts, and by various ENE and Poliwatt guarantees. ENE's support includes capped guarantees of principal and interest payment shortfalls. The principal component of this support was structured to cover the period between the expiration of the original EEGSA PPA and the OPIC and MARAD loan maturities. ENE's bankruptcy caused a default under the loan documents. These defaults have since been cured.

                                    (D)      REGULATORY ENVIRONMENT. In
Guatemala and El Salvador, generators sell electricity through (1) contracts with distributors, large consumers, generators and marketers or (2) the spot market (domestic or regional). In both countries, in order to participate in the spot market, the participants have to submit sufficient guarantees to cover their performance and payment obligations; however, the market is open to competition. The spot market in Guatemala will dispatch the generation company with the most efficient costs of operation based on weekly-declared costs. The spot market in El Salvador bases its dispatch order on the generators' daily-price bids. Neither Guatemala nor El Salvador has a spot market for capacity, in the sense that generators do not receive a capacity payment from the wholesale market. However, because the Salvadorian spot market is based on price declarations, the capacity payment is included implicitly in the price. In Guatemala, distribution companies are required to contract 100% of their demand and will recover generation costs based on the average of the previous quarter purchasing prices. In El Salvador, distribution companies are not required to contract their demand and are entitled to recover generation costs equivalent to the spot market price.

                  Due to the merit order dispatch method employed in the Guatemala and El Salvador power markets, the introduction of newer or more cost efficient power plants (including those which can operate on lower cost fuels) could reduce power sales opportunities and margins for PQP. At least one competitor is investigating utilizing a lower cost fuel, the feasibility of which remains to be proven, at a 100MW+ power generation facility located in the region.

                  Deterioration in Guatemala's political and general business environment in 2002 has increased political instability and financial burdens for the government, which may seek to lower electricity costs by renegotiating private sector PPAs. However, any government-imposed

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or mandated modification to the PPA would constitute a drastic change in the legal framework governing the electricity sector and therefore would be subject to political and constitutional challenges.

                  Initiatives have been undertaken to expand the membership of the market regulator (Comision Nacional de Energia Eletrica), which could result in the increased politicization of that important regulatory body.

                                    (E)      U.S. SENATE COMMITTEE ON FINANCE.
On February 15, 2002, the Senate Finance Committee announced that it would conduct an investigation of ENE's tax and compensation matters. As part of that inquiry, it re-opened an investigation of substantially the same tax transactions involving PQP that the United States Tax Court dismissed, and the DOJ and the SEC previously reviewed in 1997-1999. Although those agencies brought no charges and assessed no penalties against ENE or PQP, the Committee referred its report to the DOJ in March 2003. No charges or penalties have resulted from the referral.

                  In August 2003, following publication of the Senate Finance Committee's report, the Guatemalan Congress issued a recommendation that called upon EEGSA, the counterparty to PQP's PPA, to cancel its contracts with PQP. The recommendation also requested the executive branch to consider whether the PPA, or its execution or amendment with EEGSA, may have been harmful to state interests.

                  The ultimate impact of the recommendation is unclear; however, local counsel advises that the recommendation is not legally binding and does not obligate any party to take any action. Counsel further advises that applicable law may not permit EEGSA to invalidate or rescind the PPA, or permit the executive branch to conclude that the PPA is harmful to state interests. PQP is considering its legal options to ensure that the PPA remains valid and enforceable.

                                    (F)      TAX MATTERS. The fuels utilized by
PQP for power generation are exempt from distribution and import taxes. From time to time, the government has initiated efforts to repeal these exemptions, in particular the distribution tax. Losing the distribution tax exemption would result in a significant increase in annual bunker fuel costs. Although PQP may recover a portion of these cost increases from EEGSA or pursuant to the spot market rules, there is no guarantee that PQP would be able to do so. The remainder of the cost increases would have to be passed on to other PQP customers.

                           (IV)     BAHIA LAS MINAS CORP. (BLM). ENE (through
EIPSA and EC III) owns approximately an indirect 51% equity interest in BLM. BLM owns and operates a power generation complex with an aggregate installed capacity of 280 MW. The power generation complex is located on the Caribbean coast, in Cativa, Province of Colon, Panama. The Government of Panama owns approximately a 48.5% interest in BLM and former and present employees hold the remaining interests as common stock or preferred stock.

                  The first plant, commissioned in phases between 1967 and 1973, consists of a power block comprised of three heavy fuel oil-fired boilers that power three steam turbine

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generators with a total installed capacity of 120 MW and related facilities. The second plant, commissioned in two phases in 1988 and 2000, consists of a combined-cycle power block comprised of three marine diesel fuel oil-fired combustion turbine generator sets and one steam turbine generator set, with a combined installed capacity of 160 MW. In 2002, BLM provided approximately 20% of the electricity generation (and approximately 58% of all thermally generated energy) in Panama. BLM operates the plants under a 40-year generation license granted on December 14, 1998.

                  BLM has been supplying power since October 1998 to two distribution companies in Panama under PPAs for 83 MW and 135 MW, respectively, of capacity and associated energy. As of December 2002, existing PPAs under contract collectively accounted for approximately 95% of BLM's revenue. The 83-MW agreement terminates in December 2003 and the 135-MW agreement terminates in December 2004. In 2002, BLM was awarded a new 80-MW PPA with a four-year term commencing in January 2005. BLM has also been supplying power in the spot market which, as of December 2002, represented approximately 2% of BLM's revenue. Bids for new contracts will take place in November 2003. The pricing and terms and conditions under the two original contracts, which will expire in 2003 and 2004, are more favorable to BLM than those being currently offered by the distribution companies. If BLM is not able to enter into replacement contracts, it would sell most of its energy in the spot market, and because BLM may not always be the lowest-marginal cost thermal producer, it may not have sufficient margin to meet its financial and operational obligations.

                  The BLM facilities are located on land owned by BLM near the city of Colon on the Caribbean side of Panama. BLM also owns 7.6 acres of commercial land in Panama City, which is currently for sale. EPMS provides administration and management oversight services to BLM under a contract that expires in 2019. Fuel requirements are fulfilled through spot market purchases. Market risk exposure to fuel price risks is partially mitigated through fuel escalation clauses in the PPAs.

                  As of June 30, 2003, BLM had approximately $53.9 million in long-term third-party debt outstanding, all of which is unsecured, with approximately $12.8 million due at maturity or upon scheduled amortization within the following 12 months. Maturity of its long-term loans will occur in 2006 and 2007. BLM might be required to pay penalties to the Government of Panama if it fails to repay or refinance certain of its long-term debt obligations by January 2004. BLM has twice obtained one-year extensions of this obligation and will try to secure another extension. Pursuant to its revolving credit facility, BLM may not declare or distribute any dividends except under limited circumstances until the facility is repaid. Further, BLM is required to reduce the revolving line of credit from $13.5 million to $12.0 million on December 15, 2003 and is currently negotiating with the lender to restructure this reduction.

                  BLM's revenues in the years 1999 through 2001 and then again in 2003 decreased significantly as a result of certain regulatory decisions. Refer to Section X.C.6., "BLM" for further information. BLM has challenged the fairness of these decisions and claimed that it is owed additional revenues in excess of $10 million. The outcome of these claims is uncertain. If BLM fails to recover the lost revenues resulting from the regulatory decisions or fails to win an increase in contract revenues, then BLM may not have sufficient cash to make future payments due under its loan agreements. In addition, BLM will be required to post bonds when it bids for new power sales agreements. BLM is presently working with local surety providers and certain lenders participating in the existing revolver facility to arrange for bonds and/or lines of credit necessary to meet any bonding requirements for new PPAs. Part of such arrangement may include the pledging of the BLM land listed for sale as security for the letter of credit or bond issuer.

                           (V)      SUBIC POWER CORP. (SPC). ENE owns an
indirect 50% interest in SPC. Various entities of the Yuchengco Group of Companies, a diversified business group headquartered in the Philippines, own in the aggregate the remaining 50% of the interests in SPC. SPC owns and operates the Subic Project, a 116 MW diesel power generating facility located at the Subic Bay Freeport Zone, Olongapo City, on Luzon Islands, the Philippines.

                  The Subic Project commenced commercial operations in February 1994. SPC operates and sells the capacity and energy from the Subic Project under a Build-Operate-Transfer Agreement with the National Power Corporation of the Philippines. The operating parameters under the agreement call for the Subic Project to be utilized as a baseload plant. Under the terms of the Build-Operate-Transfer Agreement, the National Power Corporation supplies at its cost all fuel required for the generation of electricity by the Subic Project and assumes the risk associated with fuel pricing and delivery. The Republic of the Philippines has provided a Performance Undertaking to SPC affirming and guaranteeing the National Power Corporation's obligations under the agreement.

                  Upon expiration of the 15-year term of the Build-Operate-Transfer Agreement in February 2009, the Subic Project is to be turned over to the National Power Corporation free of charge. If certain events occur before the scheduled transfer date, the National Power Corporation will be required to buy out the Subic Project at a price set forth in the agreement.

                  Substantially all of SPC's revenue is derived from selling the entire capacity and generated electricity output of the Subic Project to the National Power Corporation. The tariff under the Build-Operate-Transfer Agreement is computed from a formula that contains capacity, fixed O&M and energy components. The tariff is intended to allow for the recovery of fixed capital costs and O&M costs, and a profit margin. The tariff also contains bonus and penalty provisions relating to the Subic Project's heat rate.

                  The site for the Subic Project is owned by the Subic Bay Metropolitan Authority, which leases it to the National Power Corporation. The National Power Corporation subleases the site to SPC for a term that coincides with the Build-Operate-Transfer Agreement. The Subic Project is operated and maintained by SPC personnel with technical supervision services provided by Enron Subic Power Corp. and advisory services provided by Enron Power Philippines Operating Corp., both of which are expected to be transferred to Prisma.

                  The total cost of developing and constructing the Subic Project was approximately $132 million, not including capitalized financing costs. The corporate shareholders of SPC made shareholder advances and equity contributions in proportion to their shareholding in a total amount equal to approximately $27 million. SPC issued Senior Secured Notes in an amount equal to $105 million to finance the remainder of the cost of the Subic Project. The notes are non-recourse to the shareholders, bear interest at 9 1/2% per annum and are payable in semi-annual installments of principal and interest through December 2008. The outstanding balance of the notes as of June 30, 2003 was approximately $39.8 million. The noteholders have the right to sell their notes to SPC if ENE ceases to beneficially own at least 25% of the voting stock of SPC or if anyone other than ENE or an affiliate of ENE becomes responsible for the obligations of the operators under their respective operations and maintenance agreements. As of June 30, 2003, SPC also owed approximately $3.5 million to Enron Power Operating Company under an unsecured subordinated note for a performance bonus owed to Enron Power Operating Company for construction of the Subic Project.

                  The Philippine Bureau of Internal Revenue made income tax assessments on SPC for the years 1994, 1996, and 1997, which SPC has contested in the Philippine court of tax appeals. The amounts of these assessments were approximately PhP 70 million (for 1994), PhP 40 million (for 1996) and PhP 10 million (for 1997). In May 2003, the court of tax appeals ruled in favor of the Philippine Bureau of Internal Revenue with respect to the 1994 assessment and found SPC liable for approximately PhP 120 million (approximately $2.25 million) in unpaid taxes plus delinquency interest. SPC has filed a motion for reconsideration of the ruling, but there is no assurance that SPC will prevail in such motion or on the 1996 and 1997 assessments, or that the Philippine Bureau of Internal Revenue will not make additional income tax assessments for other years. SPC intends to seek a compromise settlement with the Philippine Bureau of Internal Revenue with respect to these three tax cases.

                           (vi)     OTHER POWER GENERATION BUSINESSES. The
additional power generation businesses are:

                  ENS, the equity of which is owned 50% by ENE and 50% by Whitewing LP, which owns a gas-fired co-generation plant located in Poland with 116 MW of electric capacity and 70 MW of thermal capacity, and sells power to Polskie Sieci Electroenergetczne, the state-owned grid company, and steam primarily to Zaklady Chemiczne Organika - Sarzyna, a neighboring chemicals production facility;

                  SECLP, which owns a 184 MW fuel oil-fired, barge-mounted power plant located in the Dominican Republic and sells power to Corporacion Dominicana de Electricidad;

                  EEC, which owns a 70.5 MW fuel oil-fired power generation facility located in Nicaragua and sells power to Disnorte and Dissur, distribution companies owned by the Spanish group Union Fenosa;

                  GMSA, which owns a 70 MW gas and diesel-fired combined cycle power plant located in Argentina and sells power in the spot market and under PPAs with Arcor and CEMSA; and

                  MEC, which owns an 88 MW slow-speed diesel-fired power generating facility located in Guam and sells power to the Guam Power Authority.

                  The table below summarizes the outstanding indebtedness of ENS, SECLP, EEC, and MEC. Each of the loans, other than ENS's subordinated loans, are secured by the assets of the respective company.

                                                 ORIGINAL PRINCIPAL   OUTSTANDING BALANCE AS     MATURITY DATE(S)
    BUSINESS                DEBT FACILITY           AMOUNT ($)        OF JUNE 30, 2003 ($)
ENS                  Senior secured term loans     118.5 million          106.2 million             2015
                     split into 2 tranches
                     Subordinated term loans       12.75 million          5.5 million               Open
SECLP                Term loans split into 10      153.25 million         61.1 million              Between 2004
                     tranches                                                                       and 2008
EEC                  Title XI bonds                50 million             37.5 million              2010

MEC                  Term  loans split into 2      135.4 million          126.7 million             2014 and 2017
                     tranches

                  ENS is in technical default under its senior secured debt facility due to a delay in reaching final plant completion until May 2003. ENS is seeking a waiver of this default. SECLP has received a notice of default under its debt facility because it has historically been unable to service its debt on a timely basis due to operating and design problems and substantial payment delinquencies by the off-taker under the PPA. SECLP's problems with its off-taker appear to be symptomatic of larger liquidity issues facing the off-taker, and the problems have forced the SECLP facility to cease operations on a number of occasions since 1999. EEC and MEC have received notices of default under their respective debt facilities because of ENE's bankruptcy. Defaults under each of these debt facilities give the project lenders the right to prohibit dividend payments, accelerate payment of the outstanding debt, and foreclose on the project assets.

                  The termination dates for the principal PPAs executed by ENS, SECLP, EEC, and MEC range from 2014 to 2020. The ENS PPA is at risk for an early termination, however, because the Polish government has proposed a restructuring of the electricity sector to facilitate competition, which may lead to the termination of all long-term PPAs between generators and Polskie Sieci Electroenergetczne.

                  The prices for electricity or steam sold under the principal off-take agreements executed by ENS, SECLP, EEC, and MEC are contractually established in the agreements. However, the Polish regulator imposed specified prices for electricity sold by ENS from June 2000 until July 2001 and continues to regulate prices for steam sold and fuel purchased by ENS. Furthermore, not all off-takers consistently meet their payment obligations. As discussed above, SECLP's off-taker has been delinquent in making payments under its PPA. In addition, two local utilities that have entered into a PPA with EEC and from which EEC derives approximately 86% of its revenues have recently failed to make payments to EEC and other suppliers in a timely manner.

                  GMSA was financed entirely with equity capital contributed by ENE. Approximately 44% of GMSA's revenue is derived from sales of capacity and spot electricity in the wholesale electricity market, while approximately 42% of its revenue is derived from a PPA with CEMSA set to expire in July 2005 and approximately 14% of its revenue is derived from six PPAs with Arcor set to expire in July 2004. GMSA obtains its fuel requirements under a gas supply agreement set to expire in December 2004.

                  MEC's generation facility was developed on a build, own, operate and transfer basis under a 20-year Energy Conversion Agreement that expires in January 2019, at which time MEC must transfer its facility to the Guam Power Authority free of charge.

B.       PROJECTIONS AND VALUATION

         1.       PROJECTIONS

                  In conjunction with formulating the Plan, as set forth on Appendix K: "Prisma Financial Projections - 2004-2006", financial projections have been prepared for Prisma for the three years ending December 31, 2006. The projections are based on a number of assumptions made with respect to the future operations and performance of Prisma and should be reviewed in conjunction with a review of the principal assumptions set forth on Appendix K: "Prisma Financial Projections - 2004-2006". While the projections were prepared in good faith and the Debtors believe the assumptions, when considered on an overall basis, to be reasonable in light of the current circumstances, it is important to note that the Debtors can provide no assurance that such assumptions will be realized and Creditors must make their own determinations as to the reasonableness of such assumptions and the reliability of the projections. Refer to Section XIV., "Risk Factors and Other Factors to be Considered" for a discussion of numerous risk factors that could affect Prisma's financial results.

         2.       VALUATION

                  Also in conjunction with formulating the Plan, the Debtors determined that it was necessary to estimate the post-confirmation equity value of Prisma. Accordingly, Blackstone and the Debtors formulated such a valuation, which is utilized in the Distribution Model. Such valuation is based, in part, on the financial projections prepared by Prisma management and included in Appendix K: "Prisma Financial Projections - 2004-2006". This valuation analysis was used, in part, for the purpose of determining the value of Prisma to be distributed to Creditors pursuant to the Plan and to analyze the relative recoveries to creditors under the Plan. It is important to note that the valuation assumes that all assets contemplated for transfer to Prisma are in fact transferred. The valuation further assumes that, subject to appropriate offsets, the assets to be transferred to Prisma do not include any material prepetition intercompany obligations of the Debtors. If for any reason one or more assets are not transferred to Prisma, or one or more additional assets are transferred to Prisma, then the value could fluctuate and such fluctuations could be material.

                  a. ESTIMATED VALUE. Based upon the methodology described below, the Distribution Model utilizes an estimated equity value of $815 million, as the mid-point within a valuation range of $713 million to $918 million for Prisma at December 31, 2003. Therefore, assuming 40 million shares of new Prisma Common Stock will be issued and distributed to or on behalf of Creditors pursuant to the Plan, the value of such stock is estimated to range from $17.83 to $22.95 per share; provided, however, that such estimate does not reflect any dilution resulting from any long-term equity incentive compensation plan(s) as may be adopted by Prisma. However, it is anticipated that the impact of any such plan(s) to be adopted by PGE, CrossCountry and Prisma will, in the aggregate, represent less than 1% of the overall value to be distributed under the Plan. In addition, the valuation of Prisma does not include the anticipated costs associated with the voluntary termination of the ENE Cash Balance Plan. The estimated value is based upon a variety of assumptions, as referenced below under "Variances and Risks," deemed appropriate under the circumstances. The estimated value per share of the Prisma Common Stock may not be indicative of the price at which the Prisma Common Stock will trade when and if a market for the Prisma Common Stock develops, which price could be lower or higher than the estimated value of the Prisma Common Stock. Moreover, management of Prisma believes that there could be a material increase in value if (i) the markets view Prisma as a publicly-traded enterprise comprised of a portfolio of international assets with favorable access to the debt and equity capital markets, rather than, due to the limited availability of comparable companies and transactions, as a collection of discretely valued assets, and (ii) the market environment for international assets recovers. There can be no assurance that the Prisma Common Stock will subsequently be purchased or sold at prices comparable to the estimated values set forth above or that the value of Prisma Common Stock will increase. Refer to Section XIV., "Risk Factors and Other Factors to be Considered" for a discussion of numerous risk factors that could affect Prisma's financial results.

                  B. METHODOLOGY. A modified discounted cash flow analysis ("Modified DCF") was the primary method used to derive the reorganization value of Prisma based on the financial projections prepared by the Debtors' and Prisma's management. Prisma's management and Blackstone reviewed and evaluated data for possible use in connection with several alternative valuation techniques, including comparable company or transaction multiple methodologies. In addition, where there were prior marketing processes for certain of the Prisma Assets, the results of such processes were examined. These alternative valuation methodologies were ultimately deemed to be of limited applicability for purposes of valuing the Prisma Assets, as well as Prisma in its entirety, considering the limited availability of comparable companies and transactions in the subject industry and geographic markets. In addition, the valuation of certain of the Prisma Assets was prepared without adjustment for any potential dilution in their value as a result of certain discrete outstanding obligations of entities intended to be transferred into Prisma. However, this potential dilution (if any) is considered to be immaterial to the overall value of Prisma to be distributed to Creditors.

                  The Modified DCF approach involves deriving the unlevered free cash flows that the Prisma Assets would generate assuming a set of financial projections are realized. Financial projections were prepared by Prisma management to reflect the most likely cash flows available to Prisma in respect of its interests in the Prisma companies, adjusted for the probability that certain material impacts to such cash flows occur. The cash flows for each of the Prisma Assets are discounted at the respective assets' estimated post-restructuring cost of capital to determine an aggregate, "pre-corporate" asset value for Prisma. The cost of capital is derived for each of Prisma's Assets based upon a Capital Asset Pricing Model, utilizing inputs appropriate to each asset's market, size, leverage and other factors. Prisma's projected unallocated corporate expenses are then discounted and deducted from the aggregate pre-corporate value of Prisma's Assets to arrive at a total enterprise and equity value for Prisma. All such discounted cash flows are discounted to December 31, 2003, while projected calendar year 2003 cash and cash flows inuring to the Prisma companies are also reflected in enterprise and equity value and are undiscounted for purposes of this analysis.

                  C. VARIANCES AND RISKS. Refer to Section XIV.C., "Variance from Valuations, Estimates and Projections" for a discussion regarding the potential for variance from the projections and valuation described above and Section XIV., "Risk Factors and Other Factors to be Considered" in general for a discussion of the risks associated with Prisma.

                  ESTIMATES OF VALUE DO NOT PURPORT TO BE APPRAISALS NOR DO THEY NECESSARILY REFLECT THE VALUE THAT MAY BE REALIZED IF ASSETS ARE SOLD. ESTIMATES OF VALUE REPRESENT HYPOTHETICAL ENTERPRISE VALUES ASSUMING THE IMPLEMENTATION OF THE BUSINESS PLAN AS WELL AS OTHER SIGNIFICANT ASSUMPTIONS. SUCH ESTIMATES WERE DEVELOPED SOLELY FOR PURPOSES OF FORMULATING AND NEGOTIATING A CHAPTER 11 PLAN FOR THE DEBTORS AND ANALYZING THE PROJECTED RECOVERIES THEREUNDER. THE ESTIMATED EQUITY VALUE IS HIGHLY DEPENDENT UPON ACHIEVING THE FUTURE FINANCIAL RESULTS SET FORTH IN THE PROJECTIONS AS WELL AS THE REALIZATION OF CERTAIN OTHER ASSUMPTIONS, WHICH ARE NOT GUARANTEED.

                  THE VALUATIONS SET FORTH HEREIN REPRESENT ESTIMATED VALUES AND DO NOT NECESSARILY REFLECT VALUES THAT COULD BE ATTAINABLE IN PUBLIC OR PRIVATE MARKETS. THE EQUITY VALUE ASCRIBED IN THE ANALYSIS DOES NOT PURPORT TO BE AN ESTIMATE OF THE MARKET VALUE OF PRISMA STOCK DISTRIBUTED PURSUANT TO A CHAPTER 11 PLAN. SUCH VALUE, IF ANY, MAY BE MATERIALLY DIFFERENT FROM THE EQUITY VALUE RANGES ASSOCIATED WITH THE VALUATION ANALYSIS.

                  ADDITIONALLY, THE VALUES SET FORTH HEREIN ASSUME CERTAIN LEVELS OF TARIFFS OR RATES OF RETURN FOR THE CONSTITUENT ASSETS. SUCH RATES ARE HIGHLY REGULATED, SUBJECT TO PERIODIC CHANGES, AND IN CERTAIN CIRCUMSTANCES ARE THE OUTCOME OF POLITICAL PROCESSES IN THE SUBJECT JURISDICTIONS. THERE IS NO GUARANTEE THAT THE CURRENT RATE LEVELS WILL NOT CHANGE MATERIALLY IN THE FUTURE OR WILL PROVIDE ADEQUATE REIMBURSEMENT FOR THE SERVICES PROVIDED BY PRISMA. ANY SUCH CHANGES ARE ENTIRELY BEYOND PRISMA'S CONTROL AND MAY HAVE A MATERIAL ADVERSE IMPACT ON ACTUAL RESULTS. FURTHER, AS PRISMA OPERATES PRIMARILY IN FOREIGN JURISDICTIONS, SUCH POLITICAL PROCESSES OFTEN LEAD TO GREATER VOLATILITY IN REGULATORY OUTCOMES THAN MIGHT OCCUR IN THE UNITED STATES. ADDITIONALLY, OPERATIONS IN THE EMERGING MARKETS ARE GENERALLY SUBJECT TO GREATER RISK OF GLOBAL ECONOMIC SLOWDOWN, POLITICAL UNCERTAINTY, CURRENCY DEVALUATION, EXCHANGE CONTROLS AND THE ABILITY TO ENFORCE AND DEFEND LEGAL AND CONTRACTUAL RIGHTS THAN ARE DOMESTIC COMPANIES. SUCH RISK FACTORS MAY ALSO HAVE A MATERIAL ADVERSE IMPACT ON PRISMA'S ACTUAL RESULTS.

                  PRISMA OPERATES IN HEAVILY REGULATED INDUSTRIES IN DIVERSE COUNTRIES, INCLUDING EMERGING MARKETS. CHANGES TO THE CURRENT REGULATORY OR POLITICAL ENVIRONMENT IN THESE COUNTRIES

MAY HAVE A MATERIAL ADVERSE IMPACT ON PRISMA'S ACTUAL RESULTS. FOR FURTHER DISCUSSION ON THESE AND OTHER RISKS ATTENDANT WITH PRISMA, REFER TO THE ENTIRETY OF SECTION X., "PRISMA ENERGY INTERNATIONAL INC." AND SECTION XIV., "RISK FACTORS AND OTHER FACTORS TO BE CONSIDERED".

C.       LEGAL PROCEEDINGS

                  Certain of the businesses to be transferred to Prisma are currently involved either as plaintiffs or defendants in pending arbitrations or civil litigation. Those arbitrations or civil litigations that may be material to the businesses are identified below. In addition to these arbitrations or civil litigations, certain of the businesses are involved in regulatory or administrative proceedings. Refer to Section X.A., "Business" for further information about regulatory or administrative proceedings that may be material.

         1.       ACCROVEN

                  a. TECNOCONSULT CONSTRUCTOR BARCELONA S.A. (TECNOCONSULT) V. ACCROVEN (NO. 27436, CARACAS 10TH COMMERCIAL & CIVIL COURT OF THE JUDICIAL CIRCUIT OF THE METROPOLITAN AREA). In May 2002, Tecnoconsult, a subcontractor to Consorcio Tecron, sued Accroven on its own behalf and as an assignee of another subcontractor Moinfra S.A. for approximately $1.8 million in alleged unpaid costs and fees for the construction of the Accroven facilities. Accroven maintains that it is not liable for the claims because it was never in privity with Tecnoconsult or Moinfra. Tecnoconsult obtained an order to attach Accroven assets, however, Accroven posted a bond to preclude such attachment and such bond was accepted by the court. On December 4, 2003, the parties executed a settlement agreement pursuant to which Accroven made a payment of $2.4 million (plus VAT) to Tecnoconsult to settle this case and the case described in b. below. The Bankruptcy Court approved the settlement on December 4, 2003. Pursuant to the settlement agreement, Tecnoconsult has filed a motion with the court to dismiss the case.

                  b. TECNOCONSULT CONSTRUCTOR BARCELONA S.A. (TECNOCONSULT) V. ACCROVEN (CARACAS 11TH COMMERCIAL & CIVIL COURT OF THE JUDICIAL CIRCUIT OF THE METROPOLITAN AREA). Consorcio Tecron and nine other subcontractors have also alleged that Accroven owes them unpaid costs and fees for the construction of the Accroven facilities. In June 2003, Accroven settled with the nine subcontractors for approximately $2.1 million. In July 2003, Tecnoconsult filed suit against Accroven, asserting that Consorcio Tecron assigned to it claims for approximately $2 million. On December 4, 2003, the parties executed a settlement agreement pursuant to which Accroven made a payment of $2.4 million (plus VAT) to Tecnoconsult to settle this case and the case described in a. above. The Bankruptcy Court approved the settlement on December 4, 2003. Pursuant to the settlement agreement, Tecnoconsult has filed a motion with the court to dismiss the case.

         2.       TRANSREDES

                  a. CNA INSURANCE COMPANY (EUROPE) LTD. AND LABOLIVIANA CUACRUZ DE SEGUROS Y REASSEGUROS, ET AL. V. TRANSREDES (LONDON COMMERCIAL COURT). Transredes's

OSSA II pipeline suffered a perforation in January 2000, which caused an estimated 29,000 barrels of oil to be spilled into the Desaguadero River near the village of Calacoto. Transredes presented a claim for approximately $50 million in clean-up and third-party liability costs that it incurred, paid, and recorded in its financials to its insurer, LaBoliviana. In March 2000, CNA, a reinsurer to LaBoliviana, filed an action in London Commercial Court to avoid the reinsurance policy. CNA and other reinsurers have since also alleged that the loss is not covered. LaBoliviana has adopted that allegation. Brokers have been joined to the action. On December 10, 2003, the parties to this action settled the case. The terms of the settlement are confidential. A request to terminate the case will be filed with the court.

                  b. CAROLINA ORTIZ PAZ V. TRANSREDES S.A. (SANTA CRUZ 6TH CIVIL COURT, BOLIVIA). In December 2002, Carolina Ortiz Paz filed a civil action for $10 million in damages against Transredes claiming diminution of property value and lost opportunity to develop her real estate project because the ONSZ-2 Transredes line crosses her property. Transredes is vigorously defending the suit and has sought to join state-owned YPFB to the action, which Transredes argues is liable for any failure to obtain and present titles of easement to the disputed property. On October 14, 2003, Transredes was notified of the lower court's determination that Transredes was liable for unspecified damages to the plaintiff. Transredes has appealed this decision as well as the lower court's denial of Transredes's motion to join YPFB. Since the ruling, the lower court judge has been suspended indefinitely due to allegations of corruption unrelated to this case.

         3.       CENTRAGAS

                  a. CENTRAGAS V. ECOGAS AND ECOPETROL (ICC ARBITRATION, PARIS, FRANCE). In July 2001, Centragas initiated an ICC arbitration against Ecogas and Ecopetrol, Colombian government state enterprises. Centragas seeks to recover compensation from Ecogas and/or Ecopetrol in an unspecified amount for costs incurred as a result of a change in Colombian tax laws, which increased Centragas's tax liability. Centragas also seeks to clarify disputes over the quality of the gas transported through Centragas's pipeline and to receive payment for the construction of a facility to filter the gas transported through the pipeline. In May 2003, the Arbitral Tribunal issued an interim award holding that it has jurisdiction over the disputes. Centragas subsequently asked the Tribunal to take jurisdiction over a smaller dispute relating to changes in the tax law that arose in 2003. At present, briefing is expected to close in April 2004. A hearing on the merits has been scheduled for May 10, 2004.

         4.       ELEKTRO

                  a. ELEKTRO V. FEDERAL TAX AUTHORITY (13TH FEDERAL COURT SAO PAULO) (PIS). On August 3, 1999, Elektro filed an action seeking to enjoin the Brazilian Federal Tax Authority from increasing the tax basis for Elektro's social integration taxes (PIS). The lower court granted a preliminary, and then a permanent, injunction to Elektro. An appeal is pending. If Elektro does not prevail, it will be required to pay additional social integration taxes of over approximately $5 million (as of October 1, 2003).

                  b. ELEKTRO V. FEDERAL TAX AUTHORITY (23RD FEDERAL COURT SAO PAULO) (COFINS). On August 3, 1999, Elektro filed an action seeking to enjoin the Brazilian Federal

Tax Authority from increasing the tax basis for Elektro's social security contribution (COFINS). The lower court granted a preliminary, and then a permanent, injunction to Elektro. An appeal is pending. If Elektro does not prevail, it will be required to pay additional social security contribution taxes of approximately $19 million (as of October 1, 2003).

                  c. ELEKTRO V. NATIONAL ELECTRICITY REGULATOR (ANEEL) (XXI FEDERAL COURT, BRASILIA CIRCUIT). In order to force ANEEL to implement a mechanism to track the quotas collected under the Energy Development Act and to include such quotas in its pass-through tariffs (as contemplated by the Act), Elektro filed an action seeking to enjoin ANEEL from collecting approximately $2.7 million (as of June 30, 2003) in quotas. ANEEL subsequently instituted a mechanism to track the quotas and to include them in its pass-through tariffs. The case has therefore been closed and Elektro has paid the quotas.

                  d. ELEKTRO V. SAO PAULO TAX AUTHORITY (5TH STATE COURT SAO PAULO). Elektro filed a lawsuit in state court to obtain a legal determination of the proper methodology for the calculation of ICMS (a Value Added Tax), which is levied at the state level. On September 1, 2003, the appeals court (the 10th Court of the Public Treasury) granted an injunction prohibiting the Brazilian fiscal authorities from levying any fines or penalties against Elektro for its calculation of the ICMS tax or from making any corrections to such calculation until the merits of the case have been decided.

                  There can be no assurance that the case will ultimately be decided in Elektro's favor. Since privatization, Elektro has calculated ICMS based on measured capacity of electric energy. This was the calculation utilized by CESP, Elektro's state-owned predecessor, and is based on legal grounds established by several pre- and post-privatization opinions, as well as legal precedent. Other LDCs calculate the ICMS tax based on contracted demand, independent of actual energy consumption, which results in a greater tax burden to the end-user and a larger tax base for the state. This situation was identified in an on-going informal monitoring process by the state authorities that was initiated in early 2002, but no formal notification from the authorities has been received. Total exposure to Elektro in the event of an unfavorable finding is approximately $6 million (as of October 1, 2003), which includes interest, but assumes no penalties.

                  e. CRIMINAL INVESTIGATIONS. The Brazilian Penal Code requires a criminal investigation upon an occurrence alleged to cause physical damage, death, or environmental damage in the concession area. Once completed, the investigating body submits a report to the Criminal Court for review by a Public Attorney who may (i) request a criminal proceeding; (ii) request further investigation; or (iii) recommend that the matter be closed. There are approximately 18 such investigations underway relating to accidents that occurred in the Elektro concession area, environmental damage, and other claims. Additionally, one investigation is pending regarding a controversy in calculation of payment of ICMS, a state tax collected by the LDCs from their consumers. In the four years since the concession was granted, only one investigation has resulted in a formal charge, in that instance against an employee of Elektro.

         5.       CUIABA

                  a. EMPRESA PRODUTORA DE ENERGIA LTDA. (EPE) V. AGF BRAZIL SEGUROS S.A. (AGF) (SAO PAULO CIVIL COURT). In August 2002, EPE filed suit against AGF, a Brazilian insurance company, to recover approximately $30 million in insurance proceeds for business interruption and material damages resulting from a turbine failure at its power plant in Cuiaba. AGF has denied coverage on various grounds, including that EPE knew of, prior to the policy inception, material defects in the blades that led to the failure. EPE denies this contention and intends to vigorously pursue its rights against AGF.

                  b. GASOCIDENTE DO MATO GROSSO LTDA. (GASMAT) V. AGF BRAZIL SEGUROS S.A. (AGF) (SAO PAULO CIVIL COURT). In August 2002, GasMat filed suit against AGF to recover approximately $4 million in insurance proceeds for contingent business interruption resulting from the turbine failure at the EPE power plant in Cuiaba. AGF has denied coverage. An initial hearing was held in the case on November 5, 2003. GasMat intends to vigorously pursue its rights against AGF.

                  c. GAS ORIENTE BOLIVIANO LTDA. (GASBOL), SOUTHERN CONE GAS LTD. (SCG), AND TRANSBORDER GAS SERVICES LTD. (TBS) V. LA BOLIVIANA CIACRUZDE SEGUROS Y REASEGUROS, INTERNATIONAL OIL INSURERS (IOI) AND FOLLOWING REINSURERS (LONDON COURT OF INTERNATIONAL Arbitration). In August 2003, GasBol, SCG, and TBS filed a demand for arbitration against La Boliviana, IOI (lead reinsurer), and following reinsurers to recover approximately $13 million in insurance proceeds for contingent business interruption resulting from the turbine failure at the EPE power plant in Cuiaba. The insurers have denied coverage. GasBol, SCG, and TBS intend to vigorously pursue their rights.

         6.       BLM

                  a. As a result of the enactment by the Ente Regulador Servicios Publicos of Panama of Resolution JD-1700, which effectively reduced the volume of energy that distribution companies were obligated to purchase under BLM's existing PPAs, BLM experienced a decrease in revenues. As a result, BLM has initiated several arbitral and judicial proceedings in Panama against Ente Regulador, the Government of Panama, and one of BLM's power purchasers, in an effort to obtain restitution of lost revenues totaling in excess of $8.5 million. These cases are still pending.

                  b. In other proceedings, BLM has filed claims challenging the Ente Regulador's implementation of Resolutions JD-3797 and JD-3920, which require BLM to reissue invoices under its PPAs utilizing a new pricing parity index for fuel established by the Panama Ministry of Commerce & Industry. This action by Ente Regulador had the effect of adjusting downward the fuel component of the price of energy under BLM's PPAs for a five-month period. The amount currently in dispute is approximately $1.7 million.

                  c. COX DEDICATED CORPORATE MEMBER LTD. ET AL. V. BAHIA LAS MINAS CORP. F/K/A EMPRESA DE GENERACION ELECTRIC BAHIA LAS MINAS, S.A., ASEGURADORA MUNDIAL, S.A. (NO. 2003-50570, DISTRICT COURT OF HARRIS COUNTY, TEXAS, 215TH JUDICIAL DISTRICT). BLM filed suit in 2002 in the U.S. District Court for the Southern District of Texas in Galveston against a consortium of reinsurers led by Cox Insurance Holdings to recover in excess of $5 million resulting from a lightning strike. The suit was transferred to Houston. After mediation on August 7, 2003, BLM settled with New Hampshire Insurance Company, though not with any of the other carriers. The remaining insurers have filed a motion to dismiss for lack of subject matter jurisdiction in the federal court action, and have filed a declaratory judgment action in state court seeking a ruling that coverage does not exist under BLM's policy. BLM filed an answer and counterclaim in the state court action on November 3, 2003, seeking a declaration that coverage does exist, and that the plaintiffs must indemnify BLM for its extracontractual damages, in addition to paying statutory penalties, attorney's fees and interest. BLM intends to dismiss the federal court action. The state court action has been assigned to the Honorable Judge Levi Benton in the District Court for Harris County, Texas. On November 25, 2003, the parties filed an Agreed Scheduling Order in the state court action, which sets a trial date of April 1, 2004.

         7.       ENS

                  a. POLSKIE GORNICTWO NAFTOWE I GAZOWNICTWO, S. A. (PGNIG) V. ELEKTROCIEPLOWNIA NOWA SARZYNA SP. Z O. O. (ENS) (NO. VI GCO 56/03, CIRCUIT COURT, 6TH COMMERCIAL DIVISION, RZESZOW, POLAND). In March 2003, PGNiG filed an application for injunction against ENS to secure approximately $9 million in claims under the long-term gas supply contracts between the parties. The underlying disputes began in mid-2000 when the Polish government instituted a new regulatory scheme for gas prices. ENS contended that the prices PGNiG could charge it for gas supplies could not exceed the prices found in PGNiG's approved tariff. PGNiG, on the other hand, claimed it was entitled to charge ENS the higher prices under the gas supply agreements. The parties signed a settlement agreement on August 1, 2003. Pursuant to the settlement, PGNiG waived its claims against ENS and filed a petition with the court to discontinue the injunction proceedings. The court has approved the petition and the case has been dismissed. As part of the settlement, the parties agreed that from January 1, 2003 going forward ENS will pay for gas according to PGNiG's approved tariff.

         8.       SECLP

                  SECLP is a defendant in several legal proceedings in the Dominican Republic, including:

                  a. Five lawsuits brought between 2000-2003 by approximately 200 residents and businesses against SECLP and Smith Cogeneration International, Inc., alleging that the operation of the Puerto Plata power plant damaged property values in their community of Costambar. Damages are unspecified and no trial date has been set. SECLP has filed counterclaims alleging malicious prosecution in each of the suits. A hearing regarding consolidation of the five suits and various discovery issues was held on November 20, 2003. In three of the cases, SECLP and the claimants agreed to a postponement to continue voluntary discovery. In one of the cases, the court has set a briefing schedule for the parties to present arguments regarding the impossibility for claimants to obtain certain documentation requested by SECLP in discovery. The case has been stayed pending resolution of this issue. The court has set a new hearing date in all of the cases for January 20, 2004. There is a remote possibility that the court will hear the merits of the cases at that hearing.

                  b. An arbitration proceeding brought by an operator of a hotel alleging SECLP breached a settlement agreement arising from a nuisance dispute related to operation of the Puerto Plata power plant. The plaintiff obtained an award of DOP187,000,000 (approximately $6 million) plus interest. SECLP has appealed the award on several grounds, including that the arbitration panel did not proceed properly.

                  c. A lawsuit filed in 2001 against CDC, CDCB, SECLP and five other defendants in which the plaintiff seeks to recover approximately DOP500,000,000 (approximately $15.6 million) from CDC that it claims CDC wrongfully dispersed to SECLP and the other defendants. SECLP is not a party to the agreement between CDC and the plaintiff that is the subject of the lawsuit, and has filed a motion to be dismissed from the case.

                  d. Several lawsuits filed by Montecristi Corp. in 1998 against SECLP, Smith Cogeneration Management, and Smith Cogeneration International, and Don Smith claiming breach of an alleged joint venture agreement related to the plaintiff's participation in the Puerto Plata power plant project. At the time the suits were filed, plaintiff sought approximately $15 million in damages, the enforcement of the alleged joint venture agreement and the appointment of a judicial administrator to operate the power plant until the matter was resolved. Based on a prior settlement and release, a court in New York enjoined the plaintiff from prosecuting the action against the defendants in the Dominican Republic. To date, the Dominican courts have declined to recognize the injunction or to halt the cases pending in the Dominican Republic, and SECLP has appealed to the Dominican Supreme Court. Because of the complex procedural context of this case and the ability to appeal various prejudgment orders in the several lawsuits, there are currently more than 10 separate appeals pending before four different courts in the Dominican Republic. All of the lawsuits have been continued pending resolution of these appeals. There has not been any movement in these cases since 1998, and absent lobbying by one of the parties to the appellate courts, no actions are expected to occur in the short term.

         9.       GAS TRANSBOLIVIANO S.A.

                  a. GTB V. GENERAL SUPERINTENDENT OF HYDROCARBONS (CONSTITUTIONAL TRIBUNAL AND SUPREME COURT). On August 28, 2003, Bolivia's General Superintendent of Hydrocarbons issued Resolution 627, which (1) rejects GTB's proposed amendment to its gas transportation contract with TBS, to provide firm service to TBS; (2) instructs the Superintendent of Hydrocarbons to investigate a purported antitrust issue based on ENE's part ownership of GTB, TBS, GasBol, and Southern Cone Gas; and (3) instructs the Superintendent of Hydrocarbons to issue an administrative resolution annulling those provisions of the general terms and conditions of GTB's gas transportation contracts with third parties that give priority to certain shippers and ordering GTB and TBS to negotiate a new gas transportation contract. On October 2, 2003, GTB initiated a proceeding in the Bolivian Constitutional Tribunal to challenge Article 3 of Resolution 627 on the ground that the General Superintendent lacked jurisdiction to invalidate the general terms and conditions of GTB's transportation contracts. Enforcement of Article 3 is stayed during the pendency of this proceeding. On November 26, 2003, GTB also initiated a judicial proceeding in the Bolivian Supreme Court, asserting that the General Superintendent's issuance of Resolution 627 violated GTB's due process rights. In the suit, GTB seeks revocation of Resolution 627. GTB has not yet served the suit upon the General Superintendent, but intends to proceed with the suit upon completion of the proceeding before the Constitutional Tribunal. An adverse ruling by the Constitutional Tribunal and/or the Supreme Court could impact GTB's contracts with TBS and Petrobras, which provide that changes to certain terms of the contracts will result in penalties and/or a default by GTB.

D.       DIRECTORS

                  On the Effective Date, Prisma's board of directors will consist of individuals designated by the Debtors, after consultation with the Creditors' Committee, all of which shall be disclosed prior to the Confirmation Hearing. In the event that, during the period from the Confirmation Date up to and including the Effective Date, circumstances require the substitution of one
(1) or more persons selected to serve, the Debtors shall file a notice thereof with the Bankruptcy Court and, for purposes of section 1129 of the Bankruptcy Code, any such replacement person, designated after consultation with the Creditors' Committee, shall be deemed to have been selected or disclosed prior to the Confirmation Hearing. Thereafter, the terms and manner of selection of directors of Prisma shall be as provided in Prisma's organizational documents, as the same may be amended. Each director will serve until a successor is elected and qualified or until his or her earlier resignation or removal.

                  Set forth below is biographical information for seven individuals who are expected to be members of Prisma's board of directors on the Effective Date. Each of these directors have held their position at Prisma since Prisma's formation or shortly thereafter. Currently there is an interim management team in place for Prisma.

         1.       RON W. HADDOCK

                  Ron W. Haddock, 63, is executive chairman of Prisma and an employee of an affiliate of Prisma. He was president and CEO of FINA, Inc. from 1989 until 2000. He joined FINA in Dallas in 1986 as executive vice president and chief operating officer. Prior to joining FINA, Mr. Haddock was with Exxon for 23 years in various engineering and management positions, including vice president and director of Exxon's operations in the Far East, executive assistant to the chairman, vice president of refining, and general manager of corporate planning. Mr. Haddock currently also serves on the boards of ENE (post-bankruptcy), Elektro, Alon Energy USA, Southwest Securities, Adea Solutions, Safety Kleen and SepraDyne. Mr. Haddock has a degree in mechanical engineering from Purdue University. He is a resident of Dallas.

         2.       JOHN W. BALLANTINE

                  John W. Ballantine, 57, has been a private investor since 1998, when he left First Chicago NBD Corporation/The First National Bank of Chicago as its Chief Risk Management Officer and Executive Vice President. During his career with First Chicago, Mr. Ballantine held senior positions including head of international banking, head of New York banking, and Chief Credit and Market Risk Officer. He currently also serves on the boards of ENE (post-bankruptcy), Scudder Funds, FNB Corporation, First Oak Brook Bancshares and the Oak Brook Bank and American Healthways. Mr. Ballantine has a bachelor's degree from Washington and Lee University and an MBA from the University of Michigan, Ann Arbor. He is a resident of Chicago.

         3.       PHILIPPE A. BODSON

                  Philippe A. Bodson, 58, has experience as a chief executive officer for utility and industrial concerns with international activities, including Glaverbel from 1980-1989, Tractebel from 1989-1999 and Lernout & Hauspie (post-bankruptcy) in 2001. Mr. Bodson also has extensive board experience, including serving as a director for Glaverbel, Diamond Boart, Societe Generale, Fortis, and British Telecom Belgium. Mr. Bodson has a degree in civil engineering from the University of Leige in Belgium and a master's degree in business administration from INSEAD. He is a resident of Brussels, Belgium.

         4.       LAWRENCE S. COBEN

                  Lawrence S. "Larry" Coben, 45, is the senior principal of Sunrise Capital Partners. (47) Mr. Coben previously served as chief executive officer of Bolivian Power Company, Ltd., managing director of Liberty Power Corp., Chairman of Recovery Corporation of America and senior vice president of Catalyst Energy Corporation. He is president of the board of directors of New York Stage and Film, a director of the Bolivian-American Chamber of Commerce and co-chairman of the Lieberman 2004 National Energy Policy Committee. Mr. Coben has a bachelor's degree in economics from Yale University and a juris doctorate degree from Harvard Law School Mr. Coben also has a master's degree and is completing a doctorate in anthropology from the University of Pennsylvania. He is a resident of New Hampshire.

         5.       DR. PAUL K. FREEMAN

                  Dr. Paul K. Freeman, 53, has been a consultant since 1998 to international financial institutions on designing strategies for developing countries to cope with natural disasters. During that same period, Dr. Freeman variously served as adjunct professor at the University of Denver, visiting research fellow at Oxford University, project leader at the International Institute for Applied Systems Analysis and lecturer at the University of Vienna. Dr. Freeman was chief executive of the ERIC Companies, an environmental risk management firm, from 1985-1998 and a practicing attorney specializing in international law from 1975-1985. He currently serves on the corporate advisory board of the Wharton School Risk and Decision Process Center at the University of Pennsylvania and the board of trustees of the Scudder Mutual Funds. Dr. Freeman has a bachelor's degree in economics from the University of Denver, juris doctorate degree from Harvard Law School, and a doctorate in economics from the University of Vienna. He is a resident of Denver.

         6.       ROBERT E. WILHELM

                  Robert E. Wilhelm, 63, was employed by Exxon Mobil (and predecessor companies) from 1963 until he retired in 2000. He currently is an independent energy consultant and venture capital investor. During his career with Exxon he held a variety of operating assignments, primarily in the international petroleum business, including CEO for Latin America and executive vice president for all international petroleum activities. From 1990 until his retirement he was Senior Vice President and a member of the board of directors of the parent company with responsbility for finance, long range planning, control, public affairs and the

------------------------
(47) Sunrise Capital Partners is an affiliate of Houlihan Lokey Howard & Zukin, financial advisors to the Creditors' Committee.

worldwide refining and marketing businesses. Mr. Wilhelm is active in community affairs and has received the Silver Beaver award from the Boy Scouts of America. He is a member of the Council on Foreign Relations, past vice-chairman of the Council of the Americas, and a member of the board of directors of the Massachusetts Institute of Technology. He has a Bachelor of Science Degree from MIT and an MBA from the Harvard Business School. Mr. Wilhelm is a resident of Dallas, Texas.

         7.       HENRI PHILIPPE REICHSTUL

                  Henri Philippe Reichstul, 54, was C.E.O. and President of Petrobras-Petroleo Brasileiro SA from 1999 to early 2002, where he also served on the board of directors until 2002. His career has included work as an economist of the International Coffee Organization in London and of the Gazeta Mercantil newspaper in Sao Paulo, controller of state enterprises for the State of Sao Paulo Revenue Department, vice minister of Planning-Brazil, and executive vice president and partner of Banco Inter American Express S.A. Brazil. He served as president of Globopar in 2002 and is currently president of a business consultancy firm. He is a member of the board of Coinbra (Louis Dreyfus - Brazil). Mr. Reichstul has a graduate degree in economics from University of Sao Paulo and has done post-graduate studies in economics at the University of Oxford. He is a resident of Sao Paulo, Brazil.

E.       PRISMA CONTRIBUTION AND SEPARATION AGREEMENT

                  It is contemplated that the Prisma Enron Parties will contribute the Prisma Assets to Prisma at one or more closings in exchange for shares of Prisma common stock commensurate with the value of such Prisma Assets and in accordance with the Prisma Contribution and Separation Agreement.

         1. PRISMA ASSETS TO BE CONTRIBUTED. ENE will have the sole discretion, subject to the consent of the Creditors' Committee or as otherwise provided in the Contribution and Separation Agreement (as applicable, for purposes of this section only, the "Requisite Consent"), to select the Prisma Assets to be contributed at any closing, to rescind Prisma Assets that have been contributed or to add to or subtract from the Prisma Assets available for contribution, including the addition or deletion of Prisma Enron Parties, if necessary, at any time until the Prisma Distribution Date or the Prisma Sale Date.

         2. CHANGE IN RELATIVE VALUE OF ANY PRISMA ASSETS. In the event of any change, circumstance or event that could be considered to have materially changed the estimated value of any of the Prisma Assets contemplated to be transferred to Prisma relative to the estimated value of all of the Prisma Assets that have been or are contemplated to be contributed to Prisma, ENE contemplates that it may in its reasonable discretion, subject to the Requisite Consent, reallocate the Prisma Shares to be issued in exchange for any of the Prisma Assets so impacted to reflect such change in estimated values.

         3. CONSENTS. Each of the Prisma Enron Parties and Prisma are expected to covenant to cooperate and to use commercially reasonable efforts to obtain certain consents, orders and permits deemed advisable to obtain prior to the consummation of any contribution, the Prisma Distribution Date or the Prisma Sale Date; provided that Enron shall have sole discretion, subject to the Requisite Consent, to contribute Prisma Assets or to consummate the Prisma Distribution or the Prisma Sale in the absence of any such consents, orders and permits. Refer to Section X.A.2., "Risk Factors" and Section XIV.I.5.a., "Contractual and Regulatory Disputes" for additional information.

         4. ACTIONS WITH RESPECT TO THE PRISMA DISTRIBUTION. ENE contemplates the eventual distribution to creditors of the capital stock of the Prisma Distributing Company, and the following actions to be taken by Prisma and the Prisma Enron Parties to effectuate such Prisma Distribution:

                  a. each Prisma Enron Party and Prisma, subject to the Requisite Consent, will take necessary actions to conform the organizational documents and capital structure of the Prisma Distributing Company as necessary to effectuate the Prisma Distribution;

                  b. to the extent provided in the Plan, on the Prisma Distribution Date, the shares of Prisma common stock held by the Prisma Enron Parties will be cancelled or assigned to the Prisma Distributing Company, if applicable;

                  c. Prisma will and, if applicable, the Prisma Enron Parties will cause the Prisma Distributing Company to issue the number of shares of its capital stock required by the Plan and take all actions necessary to ensure that those shares are duly authorized, validly issued, fully paid and nonassessable and free of any preemptive rights; and

                  d. as soon as practicable, Prisma will and, if applicable, the Prisma Enron Parties will cause the Prisma Distributing Company to, prepare, file and use reasonable best efforts to have declared effective by the SEC a registration statement on Form 10, take such other actions as may be necessary to register the Prisma Common Stock (or any applicable Prisma Distributing Company stock) under Section 12(b) or 12(g) of the Securities Exchange Act, and prepare, file, and use reasonable best efforts to have approved, an application for listing such capital stock to be distributed pursuant to the Plan on a national securities exchange or quoted in one of the NASDAQ markets, subject to official notice of distribution, in each case, as may be more fully described in the Plan.

         5.       INDEMNIFICATION.

                  a. GENERAL INDEMNIFICATION. The Prisma Contribution and Separation Agreement may contain certain limited indemnity obligations. Prisma and ENE may indemnify the Enron Indemnified Parties and the Prisma Indemnified Parties, respectively, against any liabilities resulting from third party claims caused by a material breach by such party of the Prisma Contribution and Separation Agreement occurring after the initial contribution. If such indemnification is provided, it is expected that each party's obligation to indemnify pursuant to the general indemnification will terminate upon the Prisma Distribution Date or the Prisma Sale Date, as the case may be, except for the obligation to indemnify against liabilities arising out of a material breach of a covenant in the Prisma Contribution and Separation Agreement that by its terms contemplates performance after such date, which shall survive for thirty (30) days following the expiration of the applicable period of time set forth therein. The Prisma

Contribution and Separation Agreement may also provide for certain tax and employee benefits indemnification.

                  b. If provided, the obligation of ENE and its affiliates, on the one hand, and Prisma, on the other hand, to indemnify the Prisma Indemnified Parties and the Enron Indemnified Parties, respectively, is expected to be capped at a fixed aggregate dollar amount.

         6. TERMINATION. It is expected that ENE will have the right, in its discretion, subject to the Requisite Consent, to terminate the Prisma Contribution and Separation Agreement at any time prior to the initial contribution.

         7. CERTAIN GOVERNANCE PROVISIONS. From the date of the Prisma Contribution and Separation Agreement until the Prisma Distribution Date or the Prisma Sale Date, it is contemplated that Prisma shall be prohibited from taking certain specified actions without the approval of ENE, which may include:

                  a. disposing of any capital stock held directly or indirectly by Prisma in any subsidiary of Prisma or any other company that constitutes a Prisma Asset or selling any significant portion of the assets of Prisma or such companies;

                  b. entering into any new lines of business or changing the fiscal year;

                  c. establishing or modifying significant accounting methods, practices or policies or significant tax policies;

                  d. registering securities of Prisma, any subsidiary of Prisma or any other company that constitutes a Prisma Asset for issuance under U.S. federal or state securities laws or the laws of any foreign jurisdiction;

                  e. issuing any capital stock of Prisma, any subsidiary of Prisma or any other company that constitutes a Prisma Asset, or any securities convertible into, or exercisable or exchangeable for, capital stock of Prisma or such companies;

                  f. creating or assuming any indebtedness for borrowed money, in excess of certain limitations, for Prisma, any subsidiary of Prisma and any other company that constitutes a Prisma Asset, except for renewals, roll-overs or refinancings of existing indebtedness;

                  g. adopting or materially amending any equity-based bonus or employee benefit plan or program;

                  h. incurring (x) any non-maintenance capital expenditures, or commitments to make non-maintenance capital expenditures, in excess of certain limitations, or (y) annual maintenance capital expenditures, or commitments to make annual maintenance capital expenditures, in excess of certain limitations, in each case, by Prisma, the subsidiaries of Prisma and any other company that constitutes a Prisma Asset;

                  i. compromising or settling any litigation or proceeding in excess of a specified amount;

                  j. entering into any joint venture, partnership, merger or other business combination transaction;

                  k. amending in any manner the organizational or governing documents of Prisma, any subsidiary of Prisma or any other company that constitutes a Prisma Asset; or

                  l. commencing or joining in any voluntary or involuntary bankruptcy or insolvency filing against Prisma, any subsidiary of Prisma or any other company that constitutes a Prisma Asset.

         8. OTHER COVENANTS. It is expected that the Prisma Contribution and Separation Agreement will also contain additional covenants, including covenants regulating the conduct of business pending any closing of the contemplated transactions, the preservation of records, the treatment of confidential information, information reporting obligations, the resolution of certain intercompany account and guarantee issues and the ownership, investigation and disposal of any casualty insurance claims of any Prisma Assets.

                  It is contemplated that upon any written request of ENE (made with the Requisite Consent) to Prisma at any time prior to the Prisma Distribution Date or Prisma Sale Date, the board of directors of Prisma will commence an auction process for the sale of, or other recapitalization or financing transaction with respect to, certain of its businesses or assets, subject to ENE approval of, and the Requisite Consent to, the terms and conditions of any such transaction.

         9. CONDITIONS TO CLOSINGS. In addition to customary conditions to the obligations of the parties, including the representations and warranties being true and correct in all material respects, the absence of any serious legal impediment to any closing, absence of material breaches of the Prisma Contribution and Separation Agreement, performance of all covenants and agreements and the delivery of all closing documentation, it is expected that the obligation of the parties under the Prisma Contribution and Separation Agreement upon any closing of a contribution of Prisma Assets will be further conditioned upon (i) the release of all liens imposed on the Prisma Assets in connection with the Second Amended DIP Credit Agreement, (ii) the Bankruptcy Court's approval of the Prisma Contribution and Separation Agreement (and ancillary agreements, if any) and (iii) the Prisma Distribution or the Prisma Sale not having occurred.

F.       EQUITY COMPENSATION PLAN

                  Following confirmation of the Plan, in order to attract, retain and motivate highly competent persons as key employees and/or directors of Prisma, Prisma expects to adopt a long-term equity incentive compensation plan providing for awards to such individuals. It is anticipated that the Compensation Committee of Prisma's Board of Directors will determine the specific terms of any grants made under such plan and will provide grants of awards designed to focus equity compensation on performance and alignment with shareholders interests; provided, however, that shares reserved for the plan will not exceed 10% of the Prisma Common Stock to be issued pursuant to the Plan, with projected annual share usage under the plan not exceeding 2%.

           XI.      THE LITIGATION TRUST AND SPECIAL LITIGATION TRUST

   CAPITALIZED TERMS USED THROUGHOUT THIS DISCLOSURE STATEMENT ARE DEFINED IN APPENDIX A: "MATERIAL DEFINED TERMS FOR ENRON DISCLOSURE STATEMENT" ATTACHED
                                     HERETO.

A.       THE LITIGATION TRUST

         1.       ESTABLISHMENT OF THE TRUST

                  Upon the joint determination of the Debtors and, provided that the Creditors' Committee has not been dissolved in accordance with the provisions of Section 33.1 of the Plan, the Creditors' Committee, on or after the Effective Date, but in no event later than December 31st of the calendar year in which the Effective Date occurs, unless such date is otherwise extended by the Debtors and the Creditors' Committee, in their joint and absolute discretion and by notice filed with the Bankruptcy Court, the Debtors, on their own behalf and on behalf of holders of Allowed Claims in Classes 3 through 190, shall execute the Litigation Trust Agreement and shall take all other steps necessary to establish the Litigation Trust; provided, however, that, in the event that the board of directors of Reorganized ENE and, provided that the Creditors' Committee has not been dissolved in accordance with the provisions of
Section 33.1 of the Plan, the Creditors' Committee determine that the aggregate distributions of Plan Currency and Trust Interests would permit a distribution to be made pursuant to Section 17.2, 18.2 or 19.2 of the Plan, then, the Debtors or the Reorganized Debtors, as the case may be, shall modify the Plan to provide for such distributions to be made. In the event that the Litigation Trust is created, in accordance with and pursuant to the terms of Section 22.4 of the Plan, the Debtors shall transfer to the Litigation Trust all of their right, title, and interest in the Litigation Trust Claims. In connection with the above-described rights and causes of action, any attorney-client privilege, work-product privilege, or other privilege or immunity attaching to any documents or communications (whether written or oral) shall be transferred to the Litigation Trust and shall vest in the Litigation Trustee and its representatives, and the Debtors, the Debtors in Possession and the Litigation Trustee are authorized to take all necessary actions to effectuate the transfer of such privileges.

         2.       PURPOSE OF THE LITIGATION TRUST

                  The Litigation Trust shall be established for the sole purpose of liquidating its assets, in accordance with Treasury Regulation Section 301.7701-4(d), with no objective to continue or engage in the conduct of a trade or business.

         3.       FUNDING EXPENSES OF THE LITIGATION TRUST

                  In accordance with the Litigation Trust Agreement and any agreements entered into in connection therewith, upon the creation of the Litigation Trust, the Debtors shall transfer such amounts of Cash as jointly determined by the Debtors and the Creditors' Committee as necessary to fund the operations of the Litigation Trust. The Debtors and the Reorganized Debtors shall have no further obligation to provide any funding with respect to the Litigation Trust.

         4.       TRANSFER OF ASSETS

                  a. The transfer of the Litigation Trust Claims to the Litigation Trust shall be made, as provided herein, for the ratable benefit of the holders of Allowed Claims in Classes 3 through 190, only to the extent such holders in such Classes are entitled to distributions under the Plan. In partial satisfaction of Allowed Claims in Classes 3 through 190, the Litigation Trust Claims shall be transferred to such holders of Allowed Claims, to be held by the Debtors on their behalf. Immediately thereafter, on behalf of the holders of Allowed Claims in Classes 3 through 190, the Debtors shall transfer such Litigation Trust Claims to the Litigation Trust in exchange for Litigation Trust Interests for the ratable benefit of holders of Allowed Claims in Classes 3 through 190, in accordance with the Plan. Upon the transfer of the Litigation Trust Claims, the Debtors shall have no interest in or with respect to the Litigation Trust Claims or the Litigation Trust.

                  b. For all federal income tax purposes, all parties (including, without limitation, the Debtors, the Litigation Trustee and the beneficiaries of the Litigation Trust) shall treat the transfer of assets to the Litigation Trust in accordance with the terms of the Plan, as a transfer to the holders of Allowed Claims in Classes 3 through 190, followed by a transfer by such holders to the Litigation Trust and the beneficiaries of the Litigation Trust shall be treated as the grantors and owners thereof.

         5.       VALUATION OF ASSETS

                  As soon as possible after the creation of the Litigation Trust, but in no event later than thirty (30) days thereafter, the Litigation Trust Board shall inform, in writing, the Litigation Trustee of the value of the assets transferred to the Litigation Trust, based on the good faith determination of the Litigation Trust Board, and the Litigation Trustee shall apprise, in writing, the beneficiaries of the Litigation Trust of such valuation. The valuation shall be used consistently by all parties (including the Debtors, the Reorganized Debtors, the Litigation Trustee and the beneficiaries of the Litigation Trust) for all federal income tax purposes.

         6.       LITIGATION; RESPONSIBILITIES OF LITIGATION TRUSTEE

                  a. The Litigation Trustee, upon direction by the Litigation Trust Board and the exercise of their collective reasonable business judgment, shall, in an expeditious but orderly manner, liquidate and convert to Cash the assets of the Litigation Trust, make timely distributions and not unduly prolong the duration of the Litigation Trust. The liquidation of the Litigation Trust Claims may be accomplished either through the prosecution, compromise and settlement, abandonment or dismissal of any or all claims, rights or causes of action, or otherwise. The Litigation Trustee, upon direction by the Litigation Trust Board, shall have the absolute right to pursue or not to pursue any and all Litigation Trust Claims as it determines is in the best interests of the beneficiaries of the Litigation Trust, and consistent with the purposes of the Litigation Trust, and shall have no liability for the outcome of its decision except for any damages caused by willful misconduct or gross negligence. The Litigation Trustee may incur any reasonable and necessary expenses in liquidating and converting the assets to Cash and shall be reimbursed in accordance with the provisions of the Litigation Trust Agreement.

                  b. The Litigation Trustee shall be named in the Confirmation Order or in the Litigation Trust Agreement and shall have the power
(i) to prosecute for the benefit of the

Litigation Trust all claims, rights and causes of action transferred to the Litigation Trust (whether such suits are brought in the name of the Litigation Trust or otherwise), and (ii) to otherwise perform the functions and take the actions provided for or permitted in the Plan or in any other agreement executed by the Litigation Trustee pursuant to the Plan. Any and all proceeds generated from such claims, rights, and causes of action shall be the property of the Litigation Trust.

         7.       INVESTMENT POWERS

                  The right and power of the Litigation Trustee to invest assets transferred to the Litigation Trust, the proceeds thereof, or any income earned by the Litigation Trust, shall be limited to the right and power to invest such assets (pending periodic distributions in accordance with Section 22.8 of the Plan) in Cash Equivalents; provided, however, that (a) the scope of any such permissible investments shall be limited to include only those investments, or shall be expanded to include any additional investments, as the case may be, that a liquidating trust, within the meaning of Treasury Regulation Section 301.7701-4(d) may be permitted to hold, pursuant to the Treasury Regulations, or any modification in the IRS guidelines, whether set forth in IRS rulings, other IRS pronouncements or otherwise, and (b) the Litigation Trustee may expend the assets of the Litigation Trust (i) as reasonably necessary to meet contingent liabilities and to maintain the value of the assets of the Litigation Trust during liquidation, (ii) to pay reasonable administrative expenses (including, but not limited to, any taxes imposed on the Litigation Trust or fees and expenses in connection with litigation), and (iii) to satisfy other liabilities incurred or assumed by the Litigation Trust (or to which the assets are otherwise subject) in accordance with the Plan or the Litigation Trust Agreement; and, provided, further, that, under no circumstances, shall the Litigation Trust segregate the assets of the Litigation Trust on the basis of classification of the holders of Litigation Trust Interests, other than with respect to distributions to be made on account of Disputed Claims and Disputed Equity Interests in accordance with the provisions of the Plan.

         8.       ANNUAL DISTRIBUTION; WITHHOLDING

                  The Litigation Trustee shall distribute at least annually to the holders of Litigation Trust Interests all net cash income plus all net cash proceeds from the liquidation of assets (including as Cash for this purpose, all Cash Equivalents); provided, however, that the Litigation Trust may retain such amounts (i) as are reasonably necessary to meet contingent liabilities and to maintain the value of the assets of the Litigation Trust during liquidation,
(ii) to pay reasonable administrative expenses (including any taxes imposed on the Litigation Trust or in respect of the assets of the Litigation Trust), and
(iii) to satisfy other liabilities incurred or assumed by the Litigation Trust (or to which the assets are otherwise subject) in accordance with the Plan or the Litigation Trust Agreement. All such distributions shall be pro rata based on the number of Litigation Trust Interests held by a holder compared with the aggregate number of Litigation Trust Interests outstanding, subject to the terms of the Plan and the Litigation Trust Agreement. The Litigation Trustee may withhold from amounts distributable to any Person any and all amounts, determined in the Litigation Trustee's reasonable sole discretion, to be required by any law, regulation, rule, ruling, directive or other governmental requirement.

         9.       REPORTING DUTIES

                  a. FEDERAL INCOME TAX. Subject to definitive guidance from the IRS or a court of competent jurisdiction to the contrary (including the receipt by the Litigation Trustee of a private letter ruling if the Litigation Trustee (or the Debtors) so requests one, or the receipt of an adverse determination by the IRS upon audit if not contested by the Litigation Trustee), the Litigation Trustee shall file returns for the Litigation Trust as a grantor trust pursuant to Treasury Regulation Section 1.671-4(a). The Litigation Trustee shall also annually send to each holder of a Litigation Trust Interest a separate statement setting forth the holder's share of items of income, gain, loss, deduction or credit and will instruct all such holders to report such items on their federal income tax returns.

                  b. ALLOCATIONS OF LITIGATION TRUST TAXABLE INCOME. Allocations of Litigation Trust taxable income shall be determined by reference to the manner in which an amount of cash equal to such taxable income would be distributed (without regard to any restrictions on distributions described in the Plan) if, immediately prior to such deemed distribution, the Litigation Trust had distributed all of its other assets (valued for this purpose at their tax book value) to the holders of the Litigation Trust Interests, taking into account all prior and concurrent distributions from the Litigation Trust (including all distributions held in escrow pending the resolution of Disputed Claims). Similarly, taxable loss of the Litigation Trust will be allocated by reference to the manner in which an economic loss would be borne immediately after a liquidating distribution of the remaining Litigation Trust Claims. The tax book value of the Litigation Trust Claims for this purpose shall equal their fair market value on the Effective Date or, if later, the date such assets were acquired by the Litigation Trust, adjusted in either case in accordance with tax accounting principles prescribed by the IRC, the regulations and other applicable administrative and judicial authorities and pronouncements.

                  c. OTHER. The Litigation Trustee shall file (or cause to be filed) any other statements, returns or disclosures relating to the Litigation Trust that are required by any governmental unit.

         10.      TRUST IMPLEMENTATION

                  Upon the joint determination of the Debtors and the Creditors' Committee, on or after the Effective Date, but in no event later than December 31st of the calendar year in which the Effective Date occurs, unless such date is otherwise extended by the Debtors and the Creditors' Committee, in their joint and absolute discretion and by notice filed with the Bankruptcy Court, the Litigation Trust shall be established and become effective for the benefit of Allowed Claims in Classes 3 through 190. The Litigation Trust Agreement shall be filed in the Plan Supplement and shall contain provisions customary to trust agreements utilized in comparable circumstances, including, but not limited to, any and all provisions necessary to ensure the continued treatment of the Litigation Trust as a grantor trust for federal income tax purposes. All parties (including the Debtors, the Litigation Trustee and holders of Allowed Claims in Classes 3 through 190) shall execute any documents or other instruments as necessary to cause title to the applicable assets to be transferred to the Litigation Trust.

         11.      REGISTRY OF BENEFICIAL INTERESTS

                  The Litigation Trustee shall maintain a registry of the holders of Litigation Trust Interests.

         12.      TERMINATION

                  The Litigation Trust shall terminate no later than the fifth
(5th) anniversary of the Effective Date; provided, however, that, on or prior to the date three (3) months prior to such termination, the Bankruptcy Court, upon motion by a party in interest, may extend the term of the Litigation Trust if it is necessary to the liquidation of the Litigation Trust Claims. Notwithstanding the foregoing, multiple extensions can be obtained so long as Bankruptcy Court approval is obtained at least three (3) months prior to the expiration of each extended term.

         13.      NET LITIGATION TRUST RECOVERY/ASSIGNMENT OF CLAIMS

                  a. NET JUDGMENT. Notwithstanding anything contained in the Plan to the contrary, in the event that a defendant in a litigation brought by the Litigation Trustee for and on behalf of the Litigation Trust (i) is required by a Final Order to make payment to the Litigation Trust (the "Judgment Amount"), and (ii) is permitted by a Final Order to assert a right of setoff under section 553 of the Bankruptcy Code or applicable non-bankruptcy law against the Judgment Amount (a "Valid Setoff"), (y) such defendant shall be obligated to pay only the excess, if any, of the amount of the Judgment Amount over the Valid Setoff and (z) none of the Litigation Trust, the holders or beneficiaries of the Litigation Trust Interests shall be entitled to assert a claim against the Debtors or the Reorganized Debtors with respect to the Valid Setoff.

                  b. ASSIGNMENT. Notwithstanding anything contained herein to the contrary, in the event that a compromise and settlement of a Litigation Trust Claim or a Final Order with respect to a Litigation Trust Claim provides for a waiver, subordination or disallowance of a defendant's Claim or Claims against one or more of the Debtors, other than ENE, for purposes of computing amounts of distributions, (i) such Claim shall be deemed allowed at the lesser of (y) the "Estimated Allowed Amount" (which shall exclude duplicative Claims) of such Claim as reflected on the Debtors' claims management system) and (z) the filed proof of claim with respect thereto; provided, however, that, in the event that such proof of claim was filed in a zero-dollar ($0.00), contingent or unliquidated amount, such Claim shall be deemed allowed at the "Estimated Allowed Amount" of such Claim on the Debtors' claims management system, (ii) such defendant shall be deemed to have assigned such Claim or Claims and right to receive distributions in accordance with the Plan to the Litigation Trust,
(iii) the Disbursing Agent shall make distributions with respect to such Allowed Claims to the Litigation Trust and (iv) such defendant shall not be entitled to receive distributions from the Litigation Trust on account thereof; and, provided, further, that, in the event that any modifications are made to the "Estimated Allowed Amount" of Claims as reflected in the Debtors' claims management system, and provided that the Creditors' Committee and the ENA Examiner have not been dissolved or released in accordance with the provisions of Sections 33.1 and 33.4 of the Plan, respectively, the ENA Examiner and the Creditors' Committee shall have an opportunity to review such modifications.

                  c. APPLICABILITY TO CERTAIN CLAIMS AND EQUITY INTERESTS. In the event that distributions of Litigation Trust Interests are made to holders of Allowed Claims or Allowed

Equity Interests in accordance with the provisions of Section 17.2, 18.2 or
19.2 of the Plan, all provisions contained in Article XXII of the Plan shall be for the benefit of and be applicable to such holders of Allowed Claims or Allowed Equity Interests, as the case may be, as though set forth in Article XXII of the Plan in the first instance.

B.       THE SPECIAL LITIGATION TRUST

         1.       ESTABLISHMENT OF THE TRUST

                  Upon the joint determination of the Debtors and, provided that the Creditors' Committee has not been dissolved in accordance with the provisions of Section 33.1 of the Plan, the Creditors' Committee, on or after the Effective Date, but in no event later than December 31st of the calendar year in which the Effective Date occurs, unless such date is otherwise extended by the Debtors and the Creditors' Committee, in their joint and absolute discretion and by notice filed with the Bankruptcy Court, the Debtors, on their own behalf and on behalf of holders of Allowed Claims in Classes 3 through 190, shall execute the Special Litigation Trust Agreement and shall take all other steps necessary to establish the Special Litigation Trust; provided, however, that, in the event that the board of directors of Reorganized ENE and, provided that the Creditors' Committee has not been dissolved in accordance with the provisions of Section 33.1 of the Plan, the Creditors' Committee determine that the aggregate distributions of Plan Currency and Trust Interests would permit a distribution to be made pursuant to Section 17.2, 18.2 or 19.2 of the Plan, then, the Debtors or the Reorganized Debtors, as the case may be, shall modify the Plan to provide for such distributions to be made. On the Effective Date, and in accordance with and pursuant to the terms of Section 23.4 of the Plan, the Debtors shall transfer to the Special Litigation Trust all of their right, title, and interest in the Special Litigation Trust Claims. In connection with the above-described rights and causes of action, any attorney-client privilege, work-product privilege, or other privilege or immunity attaching to any documents or communications (whether written or oral) transferred to the Special Litigation Trust shall vest in the Special Litigation Trustee and its representatives, and the Debtors and the Special Litigation Trustee are authorized to take all necessary actions to effectuate the transfer of such privileges.

         2.       PURPOSE OF THE SPECIAL LITIGATION TRUST

                  The Special Litigation Trust shall be established for the sole purpose of liquidating its assets, in accordance with Treasury Regulation
Section 301.7701-4(d), with no objective to continue or engage in the conduct of a trade or business.

         3.       FUNDING EXPENSES OF THE SPECIAL LITIGATION TRUST

                  In accordance with the Special Litigation Trust Agreement and any agreements entered into in connection therewith, upon the creation of the Special Litigation Trust, the Debtors shall transfer such amounts of Cash as jointly determined by the Debtors and the Creditors' Committee as necessary to fund the operations of the Special Litigation Trust. The Debtors and the Reorganized Debtors shall have no further obligation to provide any funding with respect to the Special Litigation Trust.

         4.       TRANSFER OF ASSETS

                  a. The transfer of the Special Litigation Trust Claims to the Special Litigation Trust shall be made, as provided herein, for the ratable benefit of the holders of Allowed Claims in Classes 3 through 190, only to the extent such holders in such Classes are entitled to distributions under the Plan. In partial satisfaction of Allowed Claims in Classes 3 through 190, the Special Litigation Trust Claims shall be transferred to such holders of Allowed Claims, to be held by the Debtors on their behalf. Immediately thereafter, on behalf of the holders of Allowed Claims in Classes 3 through 190, the Debtors shall transfer such Special Litigation Trust Claims to the Special Litigation Trust in exchange for Special Litigation Trust Interests for the ratable benefit of holders of Allowed Claims in Classes 3 through 190, in accordance with the Plan. Upon the transfer of the Special Litigation Trust Claims, the Debtors shall have no interest in or with respect to the Special Litigation Trust Claims or the Special Litigation Trust.

                  b. For all federal income tax purposes, all parties (including, without limitation, the Debtors, the Special Litigation Trustee and the beneficiaries of the Special Litigation Trust) shall treat the transfer of assets to the Special Litigation Trust in accordance with the terms of the Plan, as a transfer to the holders of Allowed Claims in Classes 3 through 190, followed by a transfer by such holders to the Special Litigation Trust and the beneficiaries of the Special Litigation Trust shall be treated as the grantors and owners thereof.

         5.       VALUATION OF ASSETS

                  As soon as possible after the creation of the Special Litigation Trust, but in no event later than thirty (30) days thereafter, the Special Litigation Trust Board shall inform, in writing, the Special Litigation Trustee of the value of the assets transferred to the Special Litigation Trust, based on the good faith determination of the Special Litigation Trust Board, and the Special Litigation Trustee shall apprise, in writing, the beneficiaries of the Special Litigation Trust of such valuation. The valuation shall be used consistently by all parties (including the Debtors, the Reorganized Debtors, the Special Litigation Trustee and the beneficiaries of the Special Litigation Trust) for all federal income tax purposes.

         6.       LITIGATION OF ASSETS; RESPONSIBILITIES OF SPECIAL LITIGATION
                  TRUSTEE

                  a. The Special Litigation Trustee, upon direction by the Special Litigation Trust Board and the exercise of their collective reasonable business judgment, shall, in an expeditious but orderly manner, liquidate and convert to Cash the assets of the Special Litigation Trust, make timely distributions and not unduly prolong the duration of the Special Litigation Trust. The liquidation of the Special Litigation Trust Claims may be accomplished either through the prosecution, compromise and settlement, abandonment or dismissal of any or all claims, rights or causes of action, or otherwise. The Special Litigation Trustee, upon direction by the Special Litigation Trust Board, shall have the absolute right to pursue or not to pursue any and all claims, rights, or causes of action, as it determines is in the best interests of the beneficiaries of the Special Litigation Trust, and consistent with the purposes of the Special Litigation Trust, and shall have no liability for the outcome of its decision except for any damages caused by willful misconduct or gross negligence. The Special Litigation Trustee may incur any reasonable and necessary expenses in liquidating and converting the assets to Cash.

                  b. The Special Litigation Trustee shall be named in the Confirmation Order or in the Special Litigation Trust Agreement and shall have the power (i) to prosecute for the benefit of the Special Litigation Trust all claims, rights and causes of action transferred to the Special Litigation Trust (whether such suits are brought in the name of the Special Litigation Trust or otherwise), and (ii) to otherwise perform the functions and take the actions provided for or permitted herein or in any other agreement executed by the Special Litigation Trustee pursuant to the Plan. Any and all proceeds generated from such claims, rights, and causes of action shall be the property of the Special Litigation Trust.

         7.       INVESTMENT POWERS

                  The right and power of the Special Litigation Trustee to invest assets transferred to the Special Litigation Trust, the proceeds thereof, or any income earned by the Special Litigation Trust, shall be limited to the right and power to invest such assets (pending periodic distributions in accordance with Section 23.8 of the Plan) in Cash Equivalents; provided, however, that (a) the scope of any such permissible investments shall be limited to include only those investments, or shall be expanded to include any additional investments, as the case may be, that a liquidating trust, within the meaning of Treasury Regulation Section 301.7701-4(d) may be permitted to hold, pursuant to the Treasury Regulations, or any modification in the IRS guidelines, whether set forth in IRS rulings, other IRS pronouncements or otherwise, and (b) the Special Litigation Trustee may expend the assets of the Special Litigation Trust (i) as reasonably necessary to meet contingent liabilities and to maintain the value of the assets of the Special Litigation Trust during liquidation, (ii) to pay reasonable administrative expenses (including, but not limited to, any taxes imposed on the Special Litigation Trust or fees and expenses in connection with litigation), and (iii) to satisfy other liabilities incurred or assumed by the Special Litigation Trust (or to which the assets are otherwise subject) in accordance with the Plan or the Special Litigation Trust Agreement; and, provided, further, that, under no circumstances, shall the Special Litigation Trust segregate the assets of the Special Litigation Trust on the basis of classification of the holders of Special Litigation Trust Interests, other than with respect to distributions to be made on account of Disputed Claims and Disputed Equity Interests in accordance with the provisions of the Plan.

         8.       ANNUAL DISTRIBUTION; WITHHOLDING

                  The Special Litigation Trustee shall distribute at least annually to the holders of Special Litigation Trust Interests all net cash income plus all net cash proceeds from the liquidation of assets (including as Cash for this purpose, all Cash Equivalents); provided, however, that the Special Litigation Trust may retain such amounts (i) as are reasonably necessary to meet contingent liabilities and to maintain the value of the assets of the Special Litigation Trust during liquidation, (ii) to pay reasonable administrative expenses (including any taxes imposed on the Special Litigation Trust or in respect of the assets of the Special Litigation Trust), and (iii) to satisfy other liabilities incurred or assumed by the Special Litigation Trust (or to which the assets are otherwise subject) in accordance with the Plan or the Special Litigation Trust Agreement. All such distributions shall be pro rata based on the number of Special Litigation Trust Interests held by a holder compared with the aggregate number of Special Litigation Trust Interests outstanding, subject to the terms of the Plan and the Special Litigation Trust Agreement. The Special Litigation Trustee may withhold from amounts distributable to any Person any and all amounts, determined in the Special Litigation Trustee's reasonable sole discretion, to be required by any law, regulation, rule, ruling, directive or other governmental requirement.

         9.       REPORTING DUTIES

                  a. FEDERAL INCOME TAX. Subject to definitive guidance from the IRS or a court of competent jurisdiction to the contrary (including the receipt by the Special Litigation Trustee of a private letter ruling if the Special Litigation Trustee (or the Debtors) so requests one, or the receipt of an adverse determination by the IRS upon audit if not contested by the Special Litigation Trustee), the Special Litigation Trustee shall file returns for the Special Litigation Trust as a grantor trust pursuant to Treasury Regulation
Section 1.671-4(a). The Special Litigation Trustee shall also annually send to each holder of a Special Litigation Trust Interest a separate statement setting forth the holder's share of items of income, gain, loss, deduction or credit and shall instruct all such holders to report such items on their federal income tax returns.

                  b. ALLOCATIONS OF SPECIAL LITIGATION TRUST TAXABLE INCOME. Allocations of Special Litigation Trust taxable income shall be determined by reference to the manner in which an amount of cash equal to such taxable income would be distributed (without regard to any restrictions on distributions described herein) if, immediately prior to such deemed distribution, the Special Litigation Trust had distributed all of its other assets (valued for this purpose at their tax book value) to the holders of the Special Litigation Trust Interests, taking into account all prior and concurrent distributions from the Special Litigation Trust (including all distributions held in escrow pending the resolution of Disputed Claims). Similarly, taxable loss of the Special Litigation Trust shall be allocated by reference to the manner in which an economic loss would be borne immediately after a liquidating distribution of the remaining Special Litigation Trust Claims. The tax book value of the Special Litigation Trust Claims for this purpose shall equal their fair market value on the Effective Date or, if later, the date such assets were acquired by the Special Litigation Trust, adjusted in either case in accordance with tax accounting principles prescribed by the IRC, the regulations and other applicable administrative and judicial authorities and pronouncements.

                  c. OTHER. The Special Litigation Trustee shall file (or cause to be filed) any other statements, returns or disclosures relating to the Special Litigation Trust that are required by any governmental unit.

         10.      TRUST IMPLEMENTATION

                  Upon the joint determination of the Debtors and the Creditors' Committee, on or after the Effective Date, but in no event later than December 31st of the calendar year in which the Effective Date occurs, unless such date is otherwise extended by the Debtors and the Creditors' Committee, in their joint and absolute discretion and by notice filed with the Bankruptcy Court, the Special Litigation Trust shall be established and become effective for the benefit of Allowed Claims in Classes 3 through 190. The Special Litigation Trust Agreement shall be filed in the Plan Supplement and shall contain provisions customary to trust agreements utilized in comparable circumstances, including, but not limited to, any and all provisions necessary to ensure the continued treatment of the Special Litigation Trust as a grantor trust for federal income tax purposes. All parties (including the Debtors, the Special Litigation Trustee and holders of Allowed Claims in Classes 3 through 190) shall execute any documents or other instruments as necessary to cause title to the applicable assets to be transferred to the Special Litigation Trust.

         11.      REGISTRY OF BENEFICIAL INTERESTS

                  The Special Litigation Trustee shall maintain a registry of the holders of Special Litigation Trust Interests.

         12.      TERMINATION

                  The Special Litigation Trust shall terminate no later than the fifth (5th) anniversary of the Effective Date; provided, however, that, on or prior to the date three (3) months prior to such termination, the Bankruptcy Court, upon motion by a party in interest, may extend the term of the Special Litigation Trust if it is necessary to the liquidation of the Special Litigation Trust Claims. Notwithstanding the foregoing, multiple extensions can be obtained so long as Bankruptcy Court approval is obtained at least three (3) months prior to the expiration of each extended term.

         13.      NET SPECIAL LITIGATION TRUST RECOVERY/ASSIGNMENT OF CLAIMS

                  a. NET JUDGMENT. Notwithstanding anything contained in the Plan to the contrary, in the event that a defendant in a litigation brought by the Special Litigation Trustee for and on behalf of the Special Litigation Trust (i) is required by a Final Order to pay a Judgment Amount to the Special Litigation Trust and (ii) is permitted by a Final Order to assert a Valid Setoff, (y) such defendant shall be obligated to pay only the excess, if any, of the amount of the Judgment Amount over the Valid Setoff and (z) none of the Special Litigation Trust, the holders or beneficiaries of the Special Litigation Trust Interests shall be entitled to assert a claim against the Debtors or the Reorganized Debtors with respect to the Valid Setoff.

                  b. ASSIGNMENT. Notwithstanding anything contained herein to the contrary, in the event that a compromise and settlement of a Special Litigation Trust Claim or a Final Order with respect to a Special Litigation Trust Claim provides for a waiver, subordination or disallowance of a defendant's Claim or Claims against one or more of the Debtors, other than ENE, for purposes of computing amounts of distributions, (i) such Claim shall be deemed allowed at the lesser of (y) the "Estimated Allowed Amount" (which shall exclude duplicative Claims) of such Claim as reflected on the Debtors' claims management system) and (z) the filed proof of claim with respect thereto; provided, however, that, in the event that such proof of claim was filed in a zero-dollar ($0.00), contingent or unliquidated amount, such Claim shall be deemed allowed at the "Estimated Allowed Amount" of such Claim on the Debtors' claims management system, (ii) such defendant shall be deemed to have assigned such Claim or Claims and right to receive distributions in accordance with the Plan to the Special Litigation Trust, and (iii) such defendant shall not be entitled to receive distributions from the Special Litigation Trust on account thereof; and, provided, further, that in the event that any modifications are made to the "Estimated Allowed Amount" of Claims as reflected in the Debtors' claims management system, and provided that the Creditors' Committee and the ENA Examiner have not been dissolved or released in accordance with the provisions of Sections 33.1 and
33.4 of the Plan, respectively, the ENA Examiner and the Creditors' Committee shall have an opportunity to review such modifications.

                  c. APPLICABILITY TO EQUITY INTERESTS. In the event that distributions of Special Litigation Trust Interests are made to holders of Allowed Claims or Allowed Equity Interests in accordance with the provisions of
Section 17.2, 18.2 or 19.2 of the Plan, all provisions contained in Article XXIII of the Plan shall be for the benefit of and be applicable to such holders of Allowed Claims or Allowed Equity Interests, as the case may be, as though set forth in Article XXIII of the Plan in the first instance.

                           XII.     EQUITY TRUSTS

   CAPITALIZED TERMS USED THROUGHOUT THIS DISCLOSURE STATEMENT ARE DEFINED IN APPENDIX A: "MATERIAL DEFINED TERMS FOR ENRON DISCLOSURE STATEMENT" ATTACHED
                                     HERETO.

A.       PREFERRED EQUITY TRUST

         1.       ESTABLISHMENT OF THE TRUST

                  On or after the Confirmation Date, but prior to the Effective Date, the Debtors, on their own behalf and on behalf of holders of Allowed Equity Interests in Class 383, shall execute the Preferred Equity Trust Agreement and shall take all other steps necessary to establish the Preferred Equity Trust. On such date of execution, or as soon as practicable thereafter, including, without limitation, subject to appropriate or required governmental, agency or other consents, and in accordance with and pursuant to the terms of
Section 26.4 of the Plan, the Debtors shall issue to the Preferred Equity Trust the Exchanged Enron Preferred Stock subject to the Preferred Equity Trust Agreement. Notwithstanding anything contained herein to the contrary, there shall be separate classes of Preferred Equity Trust Interests that (a) separately reflect the distributions and other economic entitlements and (b) maintain the following order of priority with respect to the separate classes of Exchanged Preferred Equity Interests contributed: (1) Series 1 Exchanged Preferred Stock and Series 2 Exchanged Preferred Stock on a pari passu basis;
(2) Series 3 Exchanged Preferred Stock; and (3) Series 4 Exchanged Preferred Stock.

         2.       PURPOSE OF THE PREFERRED EQUITY TRUST

                  The Preferred Equity Trust shall be established for the sole purpose of holding the Exchanged Enron Preferred Stock in accordance with Treasury Regulation Section 301.7701-4(d) and the terms and provisions of the Preferred Equity Trust Agreement. Without limiting the foregoing, the Preferred Equity Trust Agreement shall provide that, to the extent that the Preferred Equity Trust receives distributions of Plan Currency and Trust Interests under the Plan in respect of a particular class of Exchanged Preferred Equity Interests, it will redistribute such Plan Currency and Trust Interests to the holders of the separate class of Preferred Equity Trust Interests that corresponds to such class of Exchanged Preferred Equity Interests, but in no event will any holder of Preferred Equity Trust Interests receive a distribution of Exchanged Enron Preferred Stock.

         3.       FUNDING EXPENSES OF THE PREFERRED EQUITY TRUST

                  In accordance with the Preferred Equity Trust Agreement and any agreements entered into in connection therewith, on the Effective Date, the Debtors shall have no obligation to provide any funding with respect to any expenses of the Preferred Equity Trust.

         4.       TRANSFER OF PREFERRED STOCK

                  a. The issuance of the Exchanged Enron Preferred Stock to the Preferred Equity Trust shall be made, as provided in the Plan, for the benefit of the holders of Allowed Enron Preferred Equity Interests in Class 383.

                  b. For all federal income tax purposes, all parties (including, without limitation, the Debtors, the Preferred Equity Trustee and the beneficiaries of the Preferred Equity Trust) shall treat the issuance of the Exchanged Enron Preferred Stock to the Preferred Equity Trust in accordance with the terms of the Plan, as an issuance to the holders of Allowed Enron Preferred Equity Interests in Class 383, followed by a transfer by such holders to the Preferred Equity Trust and the beneficiaries of the Preferred Equity Trust shall be treated as the grantors and owners thereof.

         5.       INVESTMENT POWERS

                  The right and power of the Preferred Equity Trustee to invest assets transferred to the Preferred Equity Trust, the proceeds thereof, or any income earned by the Preferred Equity Trust, shall be limited to the right and power to invest such assets (pending periodic distributions in accordance with Section 26.6 of the Plan) in Cash Equivalents; provided, however, that (a) the scope of any such permissible investments shall be limited to include only those investments, or shall be expanded to include any additional investments, as the case may be, that a liquidating trust, within the meaning of Treasury Regulation
Section 301.7701-4(d) may be permitted to hold, pursuant to the Treasury Regulations, or any modification in the IRS guidelines, whether set forth in IRS rulings, other IRS pronouncements or otherwise, and (b) the Preferred Equity Trustee may expend the assets of the Preferred Equity Trust (i) as reasonably necessary to meet contingent liabilities and to maintain the value of the assets of the Preferred Equity Trust during liquidation, (ii) to pay reasonable administrative expenses (including, but not limited to, any taxes imposed on the Preferred Equity Trust or fees and expenses in connection with litigation), and
(iii) to satisfy other liabilities incurred or assumed by the Preferred Equity Trust (or to which the assets are otherwise subject) in accordance with the Plan or the Preferred Equity Trust Agreement; and, provided, further, that, under no circumstances, shall the Preferred Equity Trust segregate the assets of the Preferred Equity Trust on the basis of classification of the holders of Preferred Equity Trust Interests, other than with respect to distributions to be made on account of Disputed Claims and Disputed Equity Interests in accordance with the provisions hereof or with respect to the separate classes of interests in the Preferred Equity Trust referred to in Sections 26.1 and 26.2 of the Plan.

         6.       ANNUAL DISTRIBUTION; WITHHOLDING

                  The Preferred Equity Trustee shall distribute at least annually to the holders of each class of Preferred Equity Trust Interests all net cash income plus all net cash proceeds from the liquidation of assets (including as Cash for this purpose, all Cash Equivalents) attributable to such class; provided, however, that the Preferred Equity Trust may retain such amounts (i) as are reasonably necessary to meet contingent liabilities and to maintain the value of the assets of the Preferred Equity Trust during liquidation, (ii) to pay reasonable administrative expenses (including any taxes imposed on the Preferred Equity Trust or in respect of the assets of the Preferred Equity Trust), and (iii) to satisfy other liabilities incurred or assumed by the Preferred Equity Trust (or to which the assets are otherwise subject) in accordance with the Plan or the Preferred Equity Trust Agreement. All such distributions with respect to a given class of Preferred Equity Trust Interests shall be pro rata based on the number of Preferred Equity Trust Interests of such class held by a holder compared with the aggregate number of Preferred Equity Trust Interests of such class outstanding, subject to the terms of the Plan and the respective Preferred Equity Trust Agreement. The Preferred Equity Trustee may withhold from amounts distributable to any Person any and all amounts, determined in the Preferred Equity Trustee's reasonable sole discretion, to be required by any law, regulation, rule, ruling, directive or other governmental requirement. Notwithstanding the foregoing, any distributions to be made on account of the separate classes of Preferred Equity Trust Interests shall be made in the following order of priority with respect to the separate classes of Exchanged Preferred Equity Interests contributed: (1) Series 1 Exchanged Preferred Stock and Series 2 Exchanged Preferred Stock on a pari passu basis; (2) Series 3 Exchanged Preferred Stock; and (3) Series 4 Exchanged Preferred Stock.

         7.       REPORTING DUTIES

                  a. FEDERAL INCOME TAX. Subject to definitive guidance from the IRS or a court of competent jurisdiction to the contrary (including the receipt by the Preferred Equity Trustee of a private letter ruling if the Preferred Equity Trustee (or the Debtors) so requests one, or the receipt of an adverse determination by the IRS upon audit if not contested by the Preferred Equity Trustee), the Preferred Equity Trustee shall file returns for the Preferred Equity Trust as a grantor trust (consisting of separate shares for each class of Exchanged Enron Preferred Stock owned by the Preferred Equity Trust) pursuant to Treasury Regulation Section 1.671-4(a). The Preferred Equity Trustee shall also annually send to each holder of a Preferred Equity Trust Interest a separate statement setting forth the holder's share of items of income, gain, loss, deduction or credit and shall instruct all such holders to report such items on their federal income tax returns.

                  b. ALLOCATIONS OF PREFERRED EQUITY TRUST TAXABLE INCOME. Allocations of Preferred Equity Trust taxable income shall be determined by reference to the manner in which an amount of cash equal to such taxable income would be distributed (without regard to any restrictions on distributions described herein) if, immediately prior to such deemed distribution, the Preferred Equity Trust had distributed all of its other assets (valued for this purpose at their tax book value) to the holders of the Preferred Equity Trust Interests (treating any holder of a Disputed Claim, for this purpose, as a current holder of a Preferred Equity Trust Interest entitled to distributions), taking into account all prior and concurrent distributions from the Preferred Equity Trust (including all distributions held in escrow pending the resolution of Disputed Claims). Similarly, taxable loss of the Preferred Equity Trust shall be allocated by reference to the manner in which an economic loss would be borne immediately after a liquidating distribution of the remaining assets of the Preferred Equity Trust. The tax book value of the assets of the Preferred Equity Trust for this purpose shall equal their fair market value on the date the Preferred Equity Trust was created or, if later, the date such assets were acquired by the Preferred Equity Trust, adjusted in either case in accordance with tax accounting principles prescribed by the IRC, the regulations and other applicable administrative and judicial authorities and pronouncements.

                  c. OTHER. The Preferred Equity Trustee shall file (or cause to be filed) any other statements, returns or disclosures relating to the Preferred Equity Trust that are required by any governmental unit.

         8.       TRUST IMPLEMENTATION

                  On the Effective Date, the Preferred Equity Trust shall be established and become effective for the benefit of Allowed Enron Preferred Equity Interests in Class 383. The Preferred Equity Trust Agreement shall be filed in the Plan Supplement and shall contain provisions customary to trust agreements utilized in comparable circumstances, including, but not limited to, any and all provisions necessary to ensure the continued treatment of the Preferred Equity Trust as a grantor trust for federal income tax purposes. All parties (including the Debtors, the Preferred Equity Trustee and holders of Allowed Enron Preferred Equity Interests in Class 383) shall execute any documents or other instruments as necessary to cause title to the applicable assets to be transferred to the Preferred Equity Trust.

         9.       REGISTRY OF BENEFICIAL INTERESTS

                  The Preferred Equity Trustee shall maintain a registry of the holders of Preferred Equity Trust Interests.

         10.      TERMINATION

                  The Preferred Equity Trust shall terminate no later than the third (3rd) anniversary of the Confirmation Date; provided, however, that, on or prior to the date three (3) months prior to such termination, the Bankruptcy Court, upon motion by a party in interest, may extend the term of the Preferred Equity Trust if it is necessary to the liquidation of the assets of Preferred Equity Trust. Notwithstanding the foregoing, multiple extensions can be obtained so long as Bankruptcy Court approval is obtained at least three (3) months prior to the expiration of each extended term; provided, however, that the aggregate of all such extensions shall not exceed three (3) years from and after the third
(3rd) anniversary of the Confirmation Date.

         11.      NON-TRANSFERABILITY OR CERTIFICATION

                  Upon the creation of the Preferred Equity Trust, the Preferred Equity Trust Interests shall be allocated on the books and records of the Preferred Equity Trust to the appropriate holders thereof, but the Preferred Equity Trust Interests shall not be certificated and shall not be transferable by the holder thereof except through the laws of descent or distribution.

B.       COMMON EQUITY TRUST

         1. ESTABLISHMENT OF THE TRUSTS. On or after the Confirmation Date, but prior to the Effective Date, the Debtors, on their own behalf and on behalf of holders of Allowed Enron

Common Equity Interests in Class 384, shall execute the Common Equity Trust Agreement and shall take all other steps necessary to establish the respective Common Equity Trust. On such date of execution, or as soon as practicable thereafter, including, without limitation, subject to appropriate or required governmental, agency or other consents, and in accordance with and pursuant to the terms of Section 27.4 of the Plan, the Debtors shall issue to the Common Equity Trust the Exchanged Enron Common Stock subject to the Common Equity Trust Agreement.

         2. PURPOSE OF THE COMMON EQUITY TRUST. The Common Equity Trust shall be established for the sole purpose of holding the Exchanged Enron Common Stock in accordance with Treasury Regulation Section 301.7701-4(d) and the terms and provisions of the Common Equity Trust Agreement. Without limiting the foregoing, the Common Equity Trust Agreement shall provide that, to the extent that the Common Equity Trust receives distributions of Plan Currency and Trust Interests under the Plan, it will redistribute such Plan Currency and Trust Interests to the holders to the Common Equity Trust Interests, but in no event will any holder of Common Equity Trust Interests receive a distribution of Exchanged Enron Common Stock.

         3. FUNDING EXPENSES OF THE COMMON EQUITY TRUST. In accordance with the Common Equity Trust Agreement and any agreements entered into in connection therewith, on the Effective Date, the Debtors shall have no obligation to provide any funding with respect to any expenses of the Common Equity Trust.

         4.       TRANSFER OF COMMON STOCK

                  a. The issuance of the Exchanged Enron Common Stock to the Common Equity Trust shall be made, as provided in the Plan, for the benefit of the holders of Allowed Enron Common Equity Interests in Class 384.

                  b. For all federal income tax purposes, all parties (including, without limitation, the Debtors, the Common Equity Trustee and the beneficiaries of the Common Equity Trust) shall treat the issuance of the Exchanged Enron Common Stock to the Common Equity Trust in accordance with the terms of the Plan, as an issuance to the holders of Allowed Enron Common Equity Interests in Class 384, followed by a transfer by such holders to the Common Equity Trust and the beneficiaries of the Common Equity Trust shall be treated as the grantors and owners thereof.

         5. INVESTMENT POWERS. The right and power of the Common Equity Trustee to invest assets transferred to the Common Equity Trust, the proceeds thereof, or any income earned by the Common Equity Trust, shall be limited to the right and power to invest such assets (pending periodic distributions in accordance with Section 27.6 of the Plan) in Cash Equivalents; provided, however, that (a) the scope of any such permissible investments shall be limited to include only those investments, or shall be expanded to include any additional investments, as the case may be, that a liquidating trust, within the meaning of Treasury Regulation Section 301.7701-4(d) may be permitted to hold, pursuant to the Treasury Regulations, or any modification in the IRS guidelines, whether set forth in IRS rulings, other IRS pronouncements or otherwise, and (b) the Common Equity Trustee may expend the assets of the Common Equity Trust (i) as reasonably necessary to meet contingent liabilities and to maintain the value of the assets of the Common Equity Trust during liquidation, (ii) to pay reasonable administrative expenses (including, but not limited to, any taxes imposed on the Common Equity Trust or fees and expenses in connection with litigation), and (iii) to satisfy other liabilities incurred or assumed by the Common Equity Trust (or to which the assets are otherwise subject) in accordance with the Plan or the Common Equity Trust Agreement; and, provided, further, that, under no circumstances, shall the Common Equity Trust segregate the assets of the Common Equity Trust on the basis of classification of the holders of Common Equity Trust Interests, other than with respect to distributions to be made on account of Disputed Claims and Disputed Equity Interests in accordance with the provisions of the Plan.

         6. ANNUAL DISTRIBUTION; WITHHOLDING. The Common Equity Trustee shall distribute at least annually to the holders of Common Equity Trust Interests all net cash income plus all net cash proceeds from the liquidation of assets (including as Cash for this purpose, all Cash Equivalents); provided, however, that the Common Equity Trust may retain such amounts (i) as are reasonably necessary to meet contingent liabilities and to maintain the value of the assets of the Common Equity Trust during liquidation, (ii) to pay reasonable administrative expenses (including any taxes imposed on the Common Equity Trust or in respect of the assets of the Common Equity Trust), and (iii) to satisfy other liabilities incurred or assumed by the Common Equity Trust (or to which the assets are otherwise subject) in accordance with the Plan or the Common Equity Trust Agreement. All such distributions shall be pro rata based on the number of Common Equity Trust Interests held by a holder compared with the aggregate number of Common Equity Trust Interests outstanding, subject to the terms of the Plan and the respective Common Equity Trust Agreement. The Common Equity Trustee may withhold from amounts distributable to any Person any and all amounts, determined in the Common Equity Trustee's reasonable sole discretion, to be required by any law, regulation, rule, ruling, directive or other governmental requirement.

         7.       REPORTING DUTIES

                  a. FEDERAL INCOME TAX. Subject to definitive guidance from the IRS or a court of competent jurisdiction to the contrary (including the receipt by the Common Equity Trustee of a private letter ruling if the Common Equity Trustee so requests one, or the receipt of an adverse determination by the IRS upon audit if not contested by the Common Equity Trustee), the Common Equity Trustee shall file returns for the Common Equity Trust as a grantor trust pursuant to Treasury Regulation Section 1.671-4(a). The Common Equity Trustee shall also annually send to each holder of a Common Equity Trust Interest a separate statement setting forth the holder's share of items of income, gain, loss, deduction or credit and shall instruct all such holders to report such items on their federal income tax returns.

                  b. ALLOCATIONS OF COMMON EQUITY TRUST TAXABLE INCOME. Allocations of Common Equity Trust taxable income shall be determined by reference to the manner in which an amount of cash equal to such taxable income would be distributed (without regard to any restrictions on distributions described in the Plan) if, immediately prior to such deemed distribution, the Common Equity Trust had distributed all of its other assets (valued for this purpose at their tax book value) to the holders of the Common Equity Trust Interests (treating any holder of a Disputed Claim, for this purpose, as a current holder of a Common Equity Trust Interest entitled to distributions), taking into account all prior and concurrent distributions from the Common Equity Trust (including all distributions held in escrow pending the resolution of

Disputed Claims). Similarly, taxable loss of the Common Equity Trust shall be allocated by reference to the manner in which an economic loss would be borne immediately after a liquidating distribution of the remaining assets of the Common Equity Trust. The tax book value of the assets of the Common Equity Trust for this purpose shall equal their fair market value on the date the Common Equity Trust was created or, if later, the date such assets were acquired by the Common Equity Trust, adjusted in either case in accordance with tax accounting principles prescribed by the IRC, the regulations and other applicable administrative and judicial authorities and pronouncements.

                  c. OTHER. The Common Equity Trustee shall file (or cause to be filed) any other statements, returns or disclosures relating to the Common Equity Trust that are required by any governmental unit.

         8. TRUST IMPLEMENTATION. On the Effective Date, the Common Equity Trust shall be established and become effective for the benefit of Allowed Enron Common Equity Interests in Class 384. The Common Equity Trust Agreement shall be filed in the Plan Supplement and shall contain provisions customary to trust agreements utilized in comparable circumstances, including, but not limited to, any and all provisions necessary to ensure the continued treatment of the Common Equity Trust as a grantor trust for federal income tax purposes. All parties (including the Debtors, the Common Equity Trustee and holders of Allowed Enron Common Equity Interests in Class 384 shall execute any documents or other instruments as necessary to cause title to the applicable assets to be transferred to the Common Equity Trust.

         9. REGISTRY OF BENEFICIAL INTERESTS. The Common Equity Trustee shall maintain a registry of the holders of Common Equity Trust Interests.

         10. TERMINATION. The Common Equity Trust shall terminate no later than the third (3rd) anniversary of the Confirmation Date; provided, however, that, on or prior to the date three (3) months prior to such termination, the Bankruptcy Court, upon motion by a party in interest, may extend the term of the Common Equity Trust if it is necessary to the liquidation of the assets of Common Equity Trust. Notwithstanding the foregoing, multiple extensions can be obtained so long as Bankruptcy Court approval is obtained at least three (3) months prior to the expiration of each extended term; provided, however, that the aggregate of all such extensions shall not exceed three (3) years from and after the third (3rd) anniversary of the Confirmation Date.

         11. NON-TRANSFERABILITY OR CERTIFICATION. Upon the creation of the Common Equity Trust, the Common Equity Trust Interests shall be allocated on the books and records of the Common Equity Trust to the appropriate holders thereof, but the Common Equity Trust Interests shall not be certificated and shall not be transferable by the holder thereof except through the laws of descent or distribution.

                           XIII.    SECURITIES LAWS MATTERS

   CAPITALIZED TERMS USED THROUGHOUT THIS DISCLOSURE STATEMENT ARE DEFINED IN APPENDIX A: "MATERIAL DEFINED TERMS FOR ENRON DISCLOSURE STATEMENT" ATTACHED
                                     HERETO.

                  Holders of Allowed General Unsecured Claims, Allowed Guaranty Claims and Allowed Intercompany Claims will receive shares of Prisma Common Stock, CrossCountry

Common Equity, and PGE Common Stock(48) to the extent not sold or subject to a purchase agreement in a Sale Transaction, and, in the event that the Litigation Trust and/or the Special Litigation Trust are created, the holders of Allowed Claims in Classes 3 through 190 will receive Litigation Trust Interests and/or Special Litigation Trust Interests, respectively, pursuant, and subject, to the Plan. The initial issuance of PGE Common Stock, CrossCountry Common Equity, and Prisma Common Stock may not occur for an indeterminate number of months after the Effective Date of the Plan because such issuance will be subject to the following conditions with respect to each issuer of such securities: (i) General Unsecured Claims shall have been allowed in an amount that would result in the distribution of 30% of the common stock of such issuer, (ii) sufficient financial information shall be available for the issuer of such Plan Securities to comply with applicable securities laws, and (iii) the necessary consents to issue such common stock shall have been obtained. Section 1145 of the Bankruptcy Code provides certain exemptions from the securities registration requirements of federal and state securities laws with respect to the distribution of securities under a plan of reorganization.

A. ISSUANCE AND RESALE OF PGE COMMON STOCK, CROSSCOUNTRY COMMON EQUITY, PRISMA COMMON STOCK, LITIGATION TRUST INTERESTS AND SPECIAL LITIGATION TRUST INTERESTS UNDER THE PLAN

                  In reliance upon section 1145 of the Bankruptcy Code, the offer and issuance of PGE Common Stock, CrossCountry Common Equity, and Prisma Common Stock to the holders of the Allowed General Unsecured Claims, Allowed Guaranty Claims and Allowed Intercompany Claims, and, if it occurs, the issuance of the Litigation Trust Interests and Special Litigation Trust Interests to the holders of Allowed Claims in Classes 3 through 190, will be exempt from the registration requirements of the Securities Act and equivalent provisions in state securities laws. Section 1145(a) of the Bankruptcy Code generally exempts from these registration requirements the issuance of securities if the following conditions are satisfied: (i) the securities are issued or sold under a chapter 11 plan by (A) a debtor, (B) one of its affiliates participating in a joint plan with the debtor, or (C) a successor to a debtor under the plan; and (ii) the securities are issued entirely in exchange for a claim against or interest in the debtor or such affiliate, or are issued principally in such exchange and partly for cash or property. The Debtors believe that the exchange of the Allowed General Unsecured Claims, Allowed Guaranty Claims, and Allowed Intercompany Claims, and of the Claims in Classes 3 through 190 under the circumstances described in the Plan will satisfy the requirements of section 1145(a) of the Bankruptcy Code.

                  The PGE Common Stock, CrossCountry Common Equity, Prisma Common Stock, Litigation Trust Interests, and Special Litigation Trust Interests will be deemed to have been issued in a public offering under the Securities Act and, therefore, may be resold by any holder thereof without registration under the Securities Act pursuant to the exemption provided by section 4(1) thereof, unless the holder is an "underwriter" with respect to such securities, as that term is defined in section 1145(b)(1) of the Bankruptcy Code. In addition, the PGE Common Stock, CrossCountry Common Equity, Prisma Common Stock, Litigation Trust Interests, and Special Litigation Trust Interests generally may be resold by the holders thereof

------------------------
(48) Refer to Section VIII.A.12., "Potential Sale of PGE" for further information.

without registration under state securities or "blue sky" laws pursuant to various exemptions provided by the respective laws of the individual states. However, holders of PGE Common Stock, CrossCountry Common Equity, Prisma Common Stock, Litigation Trust Interests, and Special Litigation Trust Interests are advised to consult with their own counsel as to the availability of any such exemption from registration under federal securities laws and any relevant state securities laws in any given instance and as to any applicable requirements or conditions to the availability thereof.

                  Section 1145(b)(i) of the Bankruptcy Code defines "underwriter" for purposes of the Securities Act as one who (a) purchases a claim or interest with a view to distribution of any security to be received in exchange for the claim or interest, (b) offers to sell securities issued under a plan for the holders of such securities, or (c) offers to buy securities issued under a plan from persons receiving such securities, if the offer to buy is made with a view to distribution of such securities and under an agreement made in connection with the plan, with the consummation of the plan, or with the offer or sale of securities under the plan, or (d) is an issuer of the securities within the meaning of section 2(a)(11) of the Securities Act.

                  An entity is not an "underwriter" under section 2(a)(11) of the Securities Act with regard to securities received under Section 1145(a)(1), in "ordinary trading transactions" made on a national securities exchange or a NASDAQ market. However, there can be no assurances that such securities will be listed on an exchange or NASDAQ market. What constitutes "ordinary trading transactions" within the meaning of section 1145 of the Bankruptcy Code is the subject of interpretive letters by the staff of the SEC. Generally, ordinary trading transactions are those that do not involve (i) concerted activity by recipients of securities under a plan of reorganization, or by distributors acting on their behalf, in connection with the sale of such securities, (ii) use of informational documents in connection with the sale other than the disclosure statement relating to the plan, any amendments thereto, and reports filed by the issuer with the SEC under the Exchange Act, or (iii) payment of special compensation to brokers or dealers in connection with the sale.

                  With respect to clause (d) in the third paragraph of this
Section XIII.A., "Issuance and Resale of PGE Common Stock, CrossCountry Common Equity, Prisma Common Stock, Litigation Trust Interests and Special Litigation Trust Interests Under the Plan", an "issuer" of PGE Common Stock, CrossCountry Common Equity, Prisma Common Stock, Litigation Trust Interests, or Special Litigation Trust Interests includes any person who, directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, an issuer of PGE Common Stock, CrossCountry Common Equity, Prisma Common Stock, the Litigation Trust Interests, or Special Litigation Trust Interests. "Control" (as defined in Rule 405 under the Securities Act) means the possession, whether directly or indirectly, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting securities, by contract or otherwise. Accordingly, an officer, director, manager or trustee (if applicable) of an issuer of PGE Common Stock, CrossCountry Common Equity, Prisma Common Stock, Litigation Trust Interests, or Special Litigation Trust Interests may be deemed to be a "control" person of an issuer of PGE Common Stock, CrossCountry Common Equity, Prisma Common Stock, Litigation Trust Interests, or Special Litigation Trust Interests, respectively, particularly if the management position or directorship is coupled with ownership of a significant percentage of the voting securities of such issuer. Additionally, the legislative history of section 1145 of the Bankruptcy Code provides that a creditor who receives at least 10% of the voting securities of an issuer under a plan of reorganization will be presumed to be a statutory underwriter within the meaning of section 1145(b)(i) of the Bankruptcy Code.

                  The Debtors have begun the process of dissolving certain non-Debtor subsidiaries. In conjunction with these dissolutions, in some instances, the dissolved entity has transferred, or will transfer, to its creditors Claims that the dissolved entity held against one or more of the Debtors. For purposes of determining whether a recipient of Plan Securities or Trust Interests with respect to such Claims is an "issuer" of Plan Securities or Trust Interests under section 1145(b)(1) of the Bankruptcy Code, the new holder of such Claims will be deemed to have the same status as the dissolved entity. Accordingly, even if the holder of such Claims is not controlling, controlled by, or under common control with PGE, CrossCountry, Prisma, the Litigation Trust or the Special Litigation Trust it may be deemed an underwriter of the Plan Securities or Trust Interests received with respect to such Claims.

                  Resales of PGE Common Stock, CrossCountry Common Equity, Prisma Common Stock, Litigation Trust Interests, or Special Litigation Trust Interests by persons deemed to be statutory underwriters will not be exempt from the registration requirements under the Securities Act or other applicable law by virtue of section 1145 of the Bankruptcy Code. Because the issuers of the PGE Common Stock, CrossCountry Common Equity, Prisma Common Stock, Litigation Trust Interests, and Special Litigation Trust Interests do not propose to register any of the PGE Common Stock, CrossCountry Common Equity, Prisma Common Stock, Litigation Trust Interests, and Special Litigation Trust Interests under the Securities Act, persons deemed to be statutory underwriters must either have the PGE Common Stock, CrossCountry Common Equity, Prisma Common Stock, Litigation Trust Interests, or Special Litigation Trust Interests, as the case may be, held by them registered for resale with the SEC or use an available exemption from registration.

                  Under certain circumstances, persons having a control relationship with the applicable issuer of the PGE Common Stock, CrossCountry Common Equity, Prisma Common Stock, Litigation Trust Interests, or Special Litigation Trust Interests may be entitled to resell their securities pursuant to the limited safe harbor resale provisions of Rule 144 of the Securities Act, to the extent available, and in compliance with applicable state and foreign securities laws. Generally, Rule 144 of the Securities Act provides that persons who are affiliates of an issuer who resell securities will not be deemed to be underwriters if certain conditions are met. These conditions include the requirement that current public information with respect to the issuer be available, a limitation as to the amount of securities that may be sold in any three month period, the requirement that the securities be sold in a "brokers transaction" or in a transaction directly with a "market maker" and that notice of the resale be filed with the SEC. The Debtors cannot assure, however, that adequate current public information will exist with respect to any issuer of PGE Common Stock, CrossCountry Common Equity, Prisma Common Stock, Litigation Trust Interests, or Special Litigation Trust Interests and, therefore, that the safe harbor provisions of Rule 144 of the Securities Act will be available.

                  Pursuant to the Plan, certificates evidencing PGE Common Stock, CrossCountry Common Equity, Prisma Common Stock, Litigation Trust Interests, or Special Litigation Trust Interests received by any person whom the issuer of the PGE Common Stock, CrossCountry

Common Equity, Prisma Common Stock, Litigation Trust Interests, or Special Litigation Trust Interests determines to be a person deemed to be a statutory underwriter will bear a legend substantially in the form below:

                  "THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION AND MAY NOT BE SOLD, OFFERED FOR SALE OR OTHERWISE TRANSFERRED UNLESS REGISTERED OR QUALIFIED UNDER SAID ACT AND APPLICABLE STATE SECURITIES LAWS OR UNLESS THE [COMPANY] [TRUSTEE] RECEIVES AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO IT THAT SUCH REGISTRATION OR QUALIFICATION IS NOT REQUIRED."

                  Any Person entitled to receive PGE Common Stock, CrossCountry Common Equity, Prisma Common Stock, Litigation Trust Interests, or Special Litigation Trust Interests whom the issuer of PGE Common Stock, CrossCountry Common Equity, Prisma Common Stock, Litigation Trust Interests, or Special Litigation Trust Interests determines to be a person deemed to be a statutory underwriter may instead receive certificates evidencing PGE Common Stock, CrossCountry Common Equity, Prisma Common Stock, Litigation Trust Interests, or Special Litigation Trust Interests without such legend if, prior to the distribution of such securities, such Person delivers to such issuer (i) an opinion of counsel reasonably satisfactory to such issuer to the effect that the PGE Common Stock, CrossCountry Common Equity, Prisma Common Stock, Litigation Trust Interests, or Special Litigation Trust Interests to be received by such Person are not subject to the restrictions applicable to "underwriters" under section 1145 of the Bankruptcy Code and may be sold without registration under the Securities Act and (ii) a certification that such person or entity is not an "underwriter" within the meaning of section 1145 of the Bankruptcy Code.

                  Any holder of a certificate evidencing PGE Common Stock, CrossCountry Common Equity, Prisma Common Stock, Litigation Trust Interests, or Special Litigation Trust Interests bearing such legend may present such certificate to the transfer agent for such securities for exchange for one or more new certificates not bearing such legend or for transfer to a new holder without such legend at such time as (i) the applicable securities are sold pursuant to an effective registration statement under the Securities Act, (ii) such holder delivers to the issuer of the applicable securities an opinion of counsel reasonably satisfactory to such issuer to the effect that such securities are no longer subject to the restrictions applicable to "underwriters" under section 1145 of the Bankruptcy Code, or (iii) such holder delivers to the issuer of the applicable securities an opinion of counsel reasonably satisfactory to such issuer to the effect that such securities are no longer subject to such restrictions pursuant to an exemption under the Securities Act and such securities may be sold without registration under the Securities Act or to the effect that such transfer is exempt from registration under the Securities Act, in which event the certificate issued to the transferee shall not bear such legend.

                  IN VIEW OF THE COMPLEX, SUBJECTIVE NATURE OF THE QUESTION OF WHETHER A RECIPIENT OF PGE COMMON STOCK, CROSSCOUNTRY COMMON EQUITY, PRISMA COMMON STOCK, LITIGATION TRUST INTERESTS, OR Special Litigation Trust Interests MAY BE AN UNDERWRITER OR AN AFFILIATE OF

AN ISSUER, THE DEBTORS MAKE NO REPRESENTATIONS CONCERNING THE RIGHT OF ANY PERSON TO TRADE IN SECURITIES TO BE DISTRIBUTED PURSUANT TO THE PLAN. ACCORDINGLY, THE DEBTORS RECOMMEND THAT POTENTIAL RECIPIENTS OF PGE COMMON STOCK, CROSSCOUNTRY COMMON EQUITY, PRISMA COMMON STOCK, LITIGATION TRUST INTERESTS, AND SPECIAL LITIGATION TRUST INTERESTS CONSULT THEIR OWN COUNSEL CONCERNING WHETHER THEY MAY FREELY TRADE SUCH PGE COMMON STOCK, CROSSCOUNTRY COMMON EQUITY, PRISMA COMMON STOCK, LITIGATION TRUST INTERESTS, OR SPECIAL LITIGATION TRUST INTERESTS.

B. REMAINING ASSET TRUST, PREFERRED EQUITY TRUST, COMMON EQUITY TRUST AND OPERATING TRUSTS

                  The interests in the Remaining Asset Trust, Preferred Equity Trust and Common Equity Trust and, if created, the Operating Trusts, will be allocated on the Effective Date to the applicable holders. Such interests will not be certificated or transferable, except through the laws of descent or distribution. Distributions, if any, to holders of the interests in the Remaining Asset Trust, Preferred Equity Trust, and Common Equity Trust will be limited to cash.

              XIV. RISK FACTORS AND OTHER FACTORS TO BE CONSIDERED

   CAPITALIZED TERMS USED THROUGHOUT THIS DISCLOSURE STATEMENT ARE DEFINED IN APPENDIX A: "MATERIAL DEFINED TERMS FOR ENRON DISCLOSURE STATEMENT" ATTACHED
                                     HERETO.

PRIOR TO VOTING TO ACCEPT OR REJECT THE PLAN, HOLDERS OF IMPAIRED CLAIMS ENTITLED TO VOTE ON THE PLAN SHOULD READ AND CAREFULLY CONSIDER EACH OF THE FACTORS SET FORTH BELOW, AS WELL AS OTHER INFORMATION SET FORTH IN THIS DISCLOSURE STATEMENT AND THE DOCUMENTS DELIVERED TOGETHER HEREWITH AND/OR INCORPORATED BY REFERENCE HEREIN.

THE RISKS AND UNCERTAINTIES DESCRIBED BELOW SHOULD NOT BE REGARDED AS CONSTITUTING THE ONLY RISKS INVOLVED IN CONNECTION WITH THE PLAN AND ITS IMPLEMENTATION.

A.       BANKRUPTCY RISKS

         1.       RISK OF NON-CONFIRMATION OF THE PLAN

                  Although the Debtors believe that the Plan will satisfy all requirements necessary for confirmation by the Bankruptcy Court (including, without limitation, satisfaction of secured, priority and administrative claims in accordance with the Bankruptcy Code), there can be no assurance that the Bankruptcy Court will reach the same conclusion. Moreover, there can be no assurance that modifications to the Plan will not be required for confirmation or that such modifications will not necessitate the re-solicitation of votes. In particular, the Plan embodies various settlements and compromises and there can be no assurance that the Bankruptcy Court will approve such settlements and compromises as part of the confirmation of the Plan.

         2.       NON-CONSENSUAL CONFIRMATION

                  In the event any impaired Class of Claims does not accept the Plan, the Bankruptcy Court may nevertheless confirm the Plan at the Debtors' request if at least one impaired Class has accepted the Plan (such acceptance being determined without including the vote of any "insider" in such Class), and as to each impaired Class that has not accepted the Plan, if the Bankruptcy Court determines that the Plan "does not discriminate unfairly" and is "fair and equitable" with respect to the dissenting impaired classes. Refer to Section XIX., "Confirmation Of The Plan" for further information. The Debtors believe that the Plan satisfies these requirements.

         3.       RISK OF NON-OCCURRENCE OR DELAYED OCCURRENCE OF THE EFFECTIVE
DATE

                  Although the Debtors believe that the Effective Date will occur after the Confirmation Date following satisfaction of any applicable conditions precedent, there can be no assurance as to the timing of the Effective Date. If the conditions precedent to the Effective Date set forth in the Plan have not occurred or been waived by the Debtors, then the Confirmation Order will be vacated, in which event no distributions would be made under the Plan, the Debtors and all holders of Claims and Equity Interests would be restored to the status quo ante as of the day immediately preceding the Confirmation Date, and the Debtors' obligations with respect to Claims and Equity Interests would remain unchanged. Furthermore, the Effective Date may be delayed for several months pending the fulfillment of such conditions.

         4.       DELAYED DISTRIBUTION OR NON-DISTRIBUTION OF PLAN SECURITIES

                  The Prisma Common Stock, CrossCountry Common Equity, and PGE Common Stock will not be distributed to the holders of the Allowed General Unsecured Claims, Allowed Enron Guaranty Claims, and Allowed Intercompany Claims until sufficient General Unsecured Claims have been allowed to permit a distribution of 30% of such securities and any necessary consents have been obtained to issue such securities. Refer to Section XIII., "Securities Laws Matters" for further information. Furthermore, the Prisma Common Stock, CrossCountry Common Equity, or PGE Common Stock will never be distributed if a Sale Transaction with regard to 100% of the equity, or all or substantially all of the assets of, Prisma, CrossCountry, or PGE,(49) as the case may be, has occurred prior to distribution, but the net proceeds from such sale will be included in the Creditor Cash available for distribution pursuant to the terms of the Plan. There can be no assurance of when sufficient Claims will be allowed for the distribution of 30% of the Prisma Common Stock, CrossCountry Common Equity, and PGE Common Stock and as to when or if any of the necessary consents can be obtained to prevent the exercise of any rights upon a change of ownership or control of Prisma, CrossCountry, or PGE. Accordingly, there can be no assurances as to when, or if, Prisma Common Stock, CrossCountry Common Equity, and PGE Common Stock will ever be distributed to holders of Allowed General Unsecured Claims, Allowed Enron Guaranty Claims, Allowed Wind Guaranty Claims, and Allowed Intercompany Claims.

5.       SEVERABILITY

-----------------------------

(49) Refer to Section VIII.A.12., "Potential Sale of PGE" for further information.

                  As set forth in Section 39.12 of the Plan, the Debtors may choose to go forward with confirmation of the Plan with regard to certain Debtors' estates, but may choose to exclude certain Debtors' estates from confirmation. If one or more Debtors are severed from confirmation of the Plan, the amount of distributions to Creditors pursuant to the Plan could be affected. In addition, any Debtor severed from confirmation of the Plan must either bear the cost of confirming its own chapter 11 plan or convert to chapter 7 and bear the costs of a chapter 7 trustee.

6.       RESERVE FOR DISPUTED CLAIMS

                  The Plan provides that the Disbursing Agent shall reserve and hold in escrow for the benefit of each holder of a Disputed Claim, Cash, Plan Securities, Operating Trust Interests, Remaining Asset Trust Interests, Litigation Trust Interests and Special Litigation Trust Interests and any dividends, gains or income attributable thereto until such Disputed Claim becomes an Allowed Claim. The terms under which, and vehicle in which, the Disbursing Agent will hold and administer these items have not been determined. It is not known whether such terms will have any impact on the other holders of Plan Securities, Operating Trust Interests, Remaining Asset Trust Interests, Litigation Trust Interests and Special Litigation Trust Interests.

B.       NEGATIVE IMPACT OF PREPETITION ACTIVITIES

         1.       INABILITY TO RELY ON FINANCIAL STATEMENTS

                  As discussed in Section II.B., "Representations", ENE has publicly stated that its financial statements filed with the SEC for the fiscal years ended 1997 through 2000, and for the first three quarters of 2001, should not be relied upon. In addition, since the bankruptcy, ENE has not engaged an independent auditor and has not published ENE financial statements. The inability to rely on past financial statements, the lack of an ENE auditor, and the resignation or termination of numerous Enron Companies' employees have and may continue to have a negative impact on the Enron Companies, including the Operating Entities, and adversely affect the value recovered on other assets.

         2.       GOVERNMENT INVESTIGATIONS AND LITIGATION

                  The existence of ongoing litigation and governmental investigations regarding prepetition activities have and may continue to have a negative impact on the Enron Companies, including the Operating Entities, or the value of the recovery on any other assets. The Enron Companies have been the subject of numerous lawsuits, including class actions, derivative lawsuits, and arbitration proceedings in the United States, and in various jurisdictions around the world. ENE and certain of its current and former employees are also the subject of a number of governmental investigations, including by the U.S. Congress, DOJ, SEC, Office of Public Utility Counsel, EPA, CFTC and FERC. There can be no assurance that additional claims or investigations will not be made against the Enron Companies, including the Operating Entities, relating to the prepetition activities of ENE and its Affiliates. It is impossible to predict or determine the final outcome or resolution of any of the unresolved proceedings. However, such investigations may result in, among other things, assessment of fines and penalties and/or criminal charges against all or some of the Enron Companies and their current or former employees. The Debtors assert that, in accordance with the priority scheme under the Bankruptcy Code, any such claims against the Debtors are subordinate to General Unsecured Claims and the Debtors intend to seek such subordination. Although this is the Debtors' contention, the Bankruptcy Court may ultimately conclude that one or more of these claims should not be subordinated. In addition, the DOJ could declare certain or all of the assets of the Enron Companies subject to criminal forfeiture by the federal government. Refer to Sections IV.C.1., "Pending Litigation", IV.C.2., "Government Investigations" and XIV.C., "Variance from Valuations, Estimates and Projections" for further information.

         3.       FINANCING TRANSACTIONS

                  As part of their business, the Enron Companies utilized a number of on- and off-balance sheet financing structures. As part of a number of these transactions, certain assets may have been transferred to or otherwise become subject to restrictions associated with the financing structures. It is important to note that there is no guarantee that any value from these assets will inure to the benefit of the Debtors' estates. Additionally, there are significant liabilities associated with the financing transactions and several billion dollars in claims have been filed against Debtors in connection with these transactions. Refer to Section III.F., "Debtors' Financing Transactions" for further information.

C.       VARIANCE FROM VALUATIONS, ESTIMATES AND PROJECTIONS

                  The estimated recoveries and valuations set forth in this Disclosure Statement and the projections, valuations and estimates set forth in Appendix C: "Estimated Assets, Claims and Distributions", Appendix G:
"Reorganized Debtors' Budget", Appendix H: "PGE Financial Projections - 2003-2006", Appendix J: "CrossCountry Financial Projections - 2003-2006", Appendix K: "Prisma Financial Projections - 2004-2006", and Appendix L:
"Liquidation Analysis" are highly speculative and based on information available at the time that each analysis was prepared.

                  In addition, the Debtors assert that, in accordance with the priority scheme under the Bankruptcy Code, the Subordinated Claims (which include Classes 376-382) are subordinate to General Unsecured Claims, Guaranty Claims and Intercompany Claims and the Debtors intend to seek such subordination. Although this is the Debtors contention, the Bankruptcy Court may ultimately conclude that one or more of the Subordinated Claims should not be subordinated. However, it should be noted that the Debtors have negotiated and are in the process of negotiating agreements with certain government agencies regarding the subordination of all or part of their claims. Nonetheless, there can be no assurances that the Debtors will be able to resolve all of these issues consensually. Refer to Appendix C: "Estimated Assets, Claims and Distributions" regarding treatment of subordinated claims for purposes of estimating Creditor recoveries.

                  Actual results will vary AND MAY VARY materially from those reflected herein. Refer to the entirety of this Section XIV., "Risk Factors and Other Factors to be Considered" for a discussion of potential risks and variances.

         1.       FORWARD LOOKING STATEMENTS

                  Each of the estimated recoveries and valuations set forth in this Disclosure Statement and the projections, valuations and estimates set forth in Appendix C: "Estimated Assets, Claims and Distributions", Appendix G:
"Reorganized Debtors' Budget", Appendix H: "PGE Financial Projections - 2003-2006", Appendix J: "CrossCountry Financial Projections - 2003-2006", Appendix K: "Prisma Financial Projections - 2004-2006", and Appendix L:
"Liquidation Analysis" are based, in large part, on forward looking statements.

                  Forward-looking statements are statements of expectations, beliefs, plans, objectives, assumptions, projections, and future events or performance. These statements, estimates and projections may or may not prove to be correct. Actual results could differ materially from those reflected in the forward-looking statements. Forward-looking statements are not guarantees of future performance and involve risks and uncertainties that could cause actual results or outcomes to differ materially from those expressed. Such risks and uncertainties include, without limitation: risks inherent in the Chapter 11 process, such as the non-confirmation of the Plan, non-occurrence or delayed occurrence of the Effective Date, or delayed distribution or non-distribution of Plan Securities; the uncertain outcomes of ongoing litigation and governmental investigations involving the Operating Entities and the Debtors, including those involving the U.S. Congress, DOJ, SEC, Office of Public Utility Counsel, EPA, and FERC; the effects of negative publicity on the Operating Entities' business opportunities; the effects of the departure of past and present employees of the Debtors; the uncertain resolution of SPE issues; the preliminary and uncertain nature of valuations and estimates contained in the Plan; financial and operating restrictions that may be imposed on an Operating Entity and its subsidiaries if ENE is required to register under PUHCA; potential environmental liabilities; increasing competition and operational hazards faced by the Debtors and Operating Entities; the lack of independent operating history of the Operating Entities; and economic, political, regulatory, and legal risks affecting the finances and operations of the Operating Entities.

                  The Debtors, the Reorganized Debtors, PGE, CrossCountry, Prisma, and the other Enron Companies undertake no obligation to update any forward-looking statement included in the projections to reflect the occurrence of unanticipated events. New factors emerge from time to time and it is not possible to predict all such factors, nor can the impact of any such factor be assessed.

         2.       ESTIMATED RECOVERIES

                  The recovery estimates set forth herein are based on various estimates and assumptions. These assumptions include assumptions regarding the allowance and disallowance of Claims. As a result, if the estimated amount of Allowed Claims relied upon to calculate the estimated recoveries ultimately varies significantly from the actual amount of Allowed Claims, then actual creditor recoveries will vary significantly as well. Similarly, as the estimated amount of Allowed Claims is a forward-looking statement based upon information available to the Debtors as of June 1, 2003, the actual results may vary significantly as Claims are Allowed or otherwise resolved over time.

                  Over 24,000 proofs of claim have been filed in these Chapter 11 Cases. The aggregate amount of Claims filed and scheduled exceeds $900 billion, including duplication, but excluding any estimated amounts for the approximately 5,800 filed unliquidated Claims. These unliquidated Claims currently render it impossible for the Debtors to determine the maximum amount of their potential liability. In addition, the priority of claims and assertions by certain parties as to their entitlement to liens and/or constructive trusts may change the value available to satisfy Allowed General Unsecured Claims.

                  The Debtors utilize a computerized database to manage the extensive claims data in these Chapter 11 Cases. The Creditors' Committee and the ENA Examiner will be entitled to review and raise any issues of concern if any modifications are made after December 1, 2003 to the "Estimated Allowed Amount" of Claims reflected in the Debtors' claims management system.

         3.       VALUATIONS

                  If the estimated value of assets (including, but not limited to, estimates of available Creditor Cash, recoveries on the Remaining Assets, and the valuation of the stock or equity interests in PGE, CrossCountry Distributing Company and Prisma to be distributed to Creditors) set forth herein ultimately vary significantly from actual results, then actual creditor recoveries will vary significantly as well. Similarly, as the estimated value of assets are forward-looking statements based upon information available to the Debtors as of July 1, 2003 (except in certain circumstances, as to which information was updated through August 11, 2003), the actual results may vary significantly.

                  a. REMAINING ASSETS. With respect to the Remaining Assets, the estimated recoveries, valuations and projections are based, in part, on estimated proceeds generated by a sale or other disposition of substantially all of these assets. Many of these assets have been on the market or the subject of inquiries since the Initial Petition Date, but have not been sold for a variety of reasons, including, but not limited to, poor market conditions and the need to resolve complex ownership issues, pending litigation or government investigations, tax issues, and consent issues. In some cases, the Reorganized Debtors will be attempting to sell non-controlling financial interests for which a limited market exists. Due to the inherent uncertainties associated with selling these assets as a result of the issues identified above, there can be no assurance that these assets will be sold at presently estimated prices or at presently estimated times, if at all. Similarly, the recoveries of the Debtors (or the Reorganized Debtors, as the case may be) against counterparties on trading contracts are dependent on the creditworthiness and ability to pay of the counterparties.

                  b. CREDITOR CASH. The inability to sell or otherwise convert the Remaining Assets to cash may materially impact, among other things, the value of the Plan Currency. As a result of the foregoing, the Creditor Cash available for distribution as a result of liquidation of the Remaining Assets may be impacted.

                  c. OPERATING ENTITIES GENERALLY. Estimates of value of the Operating Entities do not purport to be appraisals nor do they necessarily reflect the values that may be realized if assets are sold. The estimates of value represent hypothetical equity values assuming the implementation of each of the Operating Entities' business plan, as well as other significant assumptions. Such estimates were developed solely for purposes of formulating and negotiating the Plan and analyzing the projected recoveries thereunder. Any estimated equity value is highly dependent upon achieving the future financial results set forth in the projections for each of the Operating Entities, as well as the realization of certain other assumptions that are not guaranteed.

                  The valuations of each of the Operating Entities set forth herein represent estimated values and do not necessarily reflect values that could be attainable in public or private markets for the Operating Entities or their constituent assets. The equity value ascribed in each of the valuation analyses does not purport to be an estimate of the market value of stock to be distributed pursuant to the Plan. Such trading value, if any, may be materially different from the equity value associated with the valuation analysis.

                  The valuations of each of the Operating Entities set forth herein do not reflect any dilution resulting from any long-term equity incentive compensation plan(s) as may be adopted by the Operating Entities. However, it is anticipated that the impact of any such plan(s) to be adopted by PGE, CrossCountry and Prisma will, in the aggregate, represent less than 1% of the overall value to be distributed under the Plan. In addition, the valuations of each of the Operating Entities does not include the anticipated costs associated with the voluntary termination of the ENE Cash Balance Plan.

                  d. PGE. The valuation of PGE set forth herein assumes that the current regulatory environment remains unchanged. However, PGE operates in a heavily regulated industry. Changes to the current regulatory environment may have a material adverse impact on PGE's actual results. For further discussion on these and other risks attendant with PGE and the electric utility industry, refer to the entirety of this Section XIV., "Risk Factors and Other Factors to be Considered", as well as Section VIII., "Portland General Electric Company".

                  e. CROSSCOUNTRY. The valuation of CrossCountry set forth herein assumes certain levels of rates for the transportation of natural gas as set by FERC. Such rates are highly regulated and subject to periodic changes. There is no guarantee that the current rate levels will not change materially in the future or will provide adequate reimbursement for the services provided by CrossCountry and its subsidiaries. Any such changes are entirely beyond CrossCountry's control and may have a material adverse impact on actual results. Further, CrossCountry operates in a heavily regulated industry. In the ordinary course of its business, CrossCountry is subject regularly to inquiries, investigations and audits by federal and state agencies that oversee various natural gas pipeline regulations. Changes to the current regulatory environment may have a material adverse impact on CrossCountry's actual results. In addition, the valuation of CrossCountry assumes that the Pipeline Businesses will successfully complete ongoing expansion projects, and that certain receivables due from ENE or its Affiliates will be treated in accordance with the Plan. If the expansions are not completed as planned or if the receivables due from ENE are not ultimately recoverable under the Plan, there may be a material adverse impact on CrossCountry's actual results. For further discussion on these and other risks attendant with CrossCountry and the natural gas pipeline industry, refer to the entirety of this Section XIV., "Risk Factors and Other Factors to be Considered", as well as Section IX., "CrossCountry"

                  Furthermore, such valuation does not consider the potential consideration, other than shares or units of common equity of CrossCountry, if any, that may be paid by CrossCountry Distributing Company in the CrossCountry Transaction. The nature and amount of such other consideration, if any, has not yet been determined. Though the payment of such other consideration could reduce the value of the shares or units of CrossCountry Common Equity issued to the holders of Allowed Claims or reduce the cash, or increase the liabilities, of CrossCountry Distributing Company, it is anticipated that the value of such other consideration paid would enhance the value of the Plan Currency in the aggregate to be distributed to holders of Allowed Claims pursuant to the Plan, or alternatively, all or a portion of such value would be contributed to CrossCountry Distributing Company (ultimately enhancing the value of the CrossCountry Common Equity distributed to holders of allowed claims).

                  f. PRISMA. The valuation of Prisma set forth herein assumes that all assets contemplated for transfer to Prisma are in fact transferred. The valuation further assumes that, subject to appropriate offsets, the assets to be transferred to Prisma do not include any material prepetition intercompany obligations of the Debtors. If for any reason one or more assets are not transferred to Prisma, or one or more additional assets are transferred to Prisma, then the value could fluctuate materially. In addition, the valuation of Prisma set forth herein assumes certain levels of tariffs or rates of return for the constituent assets. Such rates are highly regulated, subject to periodic changes, and in certain circumstances are the outcome of political processes in the subject jurisdictions. There is no guarantee that the current rate levels will not change materially in the future or will provide adequate reimbursement for the services provided by Prisma and its subsidiaries. Any such changes are entirely beyond Prisma's control and may have a material adverse impact on actual results. Further, as Prisma operates primarily in foreign jurisdictions, such political processes often lead to greater volatility in regulatory outcomes than might occur in the United States. Additionally, operations in the emerging markets are generally subject to greater risk of global economic slowdown, political uncertainty, currency devaluation, exchange controls and the ability to enforce and defend legal and contractual rights than are domestic companies. Such risk factors may also have a material adverse impact on Prisma's actual results. For further discussion on these and other risks attendant with Prisma and the industries in which it is involved, refer to the entirety of this
Section XIV., "Risk Factors and Other Factors to be Considered", as well as
Section X., "Prisma Energy International Inc."

         4.       FINANCIAL PROJECTIONS

                  The Debtors have prepared the projections set forth in Appendix H: "PGE Financial Projections - 2003-2006", Appendix I: "CrossCountry Historical Financials" and Appendix K: "Prisma Financial Projections - 2004-2006" (as well as incorporated into the estimated creditor recoveries and valuations included herein) based on certain assumptions that they believe are reasonable under the circumstances. Certain assumptions are described in each of the relevant Appendices. The projections have not been compiled or examined by independent accountants. The Debtors make no representations regarding the accuracy of the projections or any ability to achieve forecasted results. Many of the assumptions underlying the projections are subject to significant uncertainties. Inevitably, some assumptions will not materialize, and unanticipated events and circumstances may affect the ultimate financial results. Therefore, the actual results achieved will vary from the forecasts, and the variations may be material. In evaluating the Plan, Creditors are urged to examine carefully all of the assumptions underlying the financial projections.

         5.       REORGANIZED DEBTORS' BUDGET

                  The Debtors have prepared the Reorganized Debtors' Budget attached as Appendix G: "Reorganized Debtors' Budget" based on certain assumptions that they believe are reasonable under the circumstances. Certain assumptions are described in Appendix G: "Reorganized Debtors' Budget". The underlying projections have not been compiled or examined by independent accountants. The Debtors make no representations regarding the accuracy of the projections or the Reorganized Debtors' ability to achieve forecasted results. Many of the assumptions underlying the projections are subject to significant uncertainties. Inevitably, some assumptions will not materialize, and unanticipated events and circumstances may affect the ultimate financial results. Therefore, the actual results achieved will vary from the forecasts, and the variations may be material. In evaluating the Plan, Creditors are urged to examine carefully all of the assumptions underlying the Reorganized Debtors' Budget.

         6.       LIQUIDATION ANALYSIS

                  The Debtors have prepared the Liquidation Analysis attached as Appendix L: "Liquidation Analysis" based on certain assumptions that they believe are reasonable under the circumstances. Those assumptions that the Debtors consider significant are described in the Liquidation Analysis. The underlying projections have not been compiled or examined by independent accountants. The Debtors make no representations regarding the accuracy of the projections or a chapter 7 trustee's ability to achieve forecasted results. Many of the assumptions underlying the projections are subject to significant uncertainties. Inevitably, some assumptions will not materialize and unanticipated events and circumstances may affect the ultimate financial results. In the event these Chapter 11 Cases are converted to chapter 7, actual results may vary materially from the estimates and projections set forth in the Liquidation Analysis. As such, the Liquidation Analysis is speculative in nature. In evaluating the Plan, Creditors are urged to examine carefully all of the assumptions underlying the Liquidation Analysis.

D.       CONTROL GROUP RISKS

         1.       ENE CASH BALANCE PLAN

                  The Debtors estimate that as of December 31, 2002, the assets of the ENE Cash Balance Plan were less than the present value of all accrued benefits by approximately $182 million on a plan termination basis. The PBGC has filed unliquidated claims in the Debtors' bankruptcy cases for PBGC insurance premiums and unpaid minimum funding contributions. The PBGC has filed liquidated claims for unfunded benefit liabilities under the ENE Cash Balance Plan and the defined benefit plans of other ENE related companies (including PGE) for unfunded benefit liabilities in an aggregate amount equal to $424.1 million, including $352.3 million for the ENE Cash Balance Plan and $57.5 million related to the Portland General Holdings, Inc. Pension Plan. PBGC has also informally alleged that its unfunded benefit liability claim in respect of the ENE Cash Balance Plan claim could increase by as much as 100%. The Debtors reserve the right to object to these claims. Refer to Section IV.A.8.d., "Pension Benefits/Pension Benefit Guaranty Corporation" for further information.

                  Upon termination of an underfunded pension plan, which could be initiated by PBGC or ENE, all of the members of the ERISA controlled group of the plan sponsor (ENE) become jointly and severally liable for the plan's underfunding. If PBGC makes a demand for payment against one or more members of the controlled group and the payment is not made, a lien in favor of PBGC automatically arises against all of the assets of that member of the controlled group. The amount of the lien is equal to the lesser of the underfunding or 30% of the aggregate net worth of all of the members of the controlled group. Prisma, CrossCountry, and PGE are members of the ENE ERISA controlled group of corporations as long as ENE, or any of its controlled group members, holds at least 80% of the outstanding stock of Prisma, CrossCountry, or PGE. ENE has agreed, subject to certain limitations, pursuant to the terms of the CrossCountry Contribution and Separation Agreement, to indemnify CrossCountry for certain liabilities arising out of any employee benefit plan sponsored by ENE that are imposed or assessed under Title IV of ERISA against CrossCountry or any CrossCountry Asset, as a result of a distress termination of the ENE Cash Balance Plan. The foregoing indemnification does not include contribution obligations in respect of the ENE Cash Balance Plan underfunding, which may result from ENE's voluntary termination of the ENE Cash Balance Plan. Among other limitations, the indemnity does not relieve any indemnified party from the obligation to make payments pursuant to any order of the Bankruptcy Court, or any agreement between any ENE company and CrossCountry, Prisma, PGE or any CrossCountry Asset or Prisma Asset expected to be contributed to those entities, relating to the allocation of costs of providing employee benefits to the employees of such companies. ENE expects to provide similar indemnification to PGE and Prisma pursuant to separation agreements to be negotiated.

                  On December 31, 2003, ENE filed a motion seeking the approval of the Bankruptcy Court to provide additional funding to, and for authority to terminate, the ENE Cash Balance Plan and the pension plans of EFS, Garden State and San Juan Gas in `standard terminations' within the meaning of ERISA section 1341. Such standard terminations would satisfy all of the obligations of ENE and its affiliates. In addition, standard terminations would eliminate PBGC's claims with respect to the foregoing pension plans. There can be no assurance that the Bankruptcy Court will approve ENE's request to provide additional funding to the foregoing pension plans, that applicable governmental agencies charged with oversight of such plan terminations, including the PBGC and the IRS, will approve, if applicable, the termination of such plans, or that ENE will have the ability to obtain funding for accrued benefits on acceptable terms. Moreover, if the ENE Cash Balance Plan is terminated, ENE may seek funding contributions from each member of its controlled group of corporations that employs, or employed, individuals who are, or were, covered under the ENE Cash Balance Plan. It is possible that, when the ENE Cash Balance Plan is terminated the CrossCountry Assets and/or the Prisma Assets could be charged with additional funding contributions under the ENE Cash Balance Plan. For example, if at the time of the termination of the ENE Cash Balance Plan, the total unfunded benefit liabilities are assessed at $200 million, the share of such liability allocable to CrossCountry, its subsidiaries, and their Affiliates would be approximately $24.0 million. Similarly, the share of such liability allocable to the Prisma Assets would be $3.9 million. Any such allocation, however, will have no substantive effect on PBGC's claims against ENE or any member of ENE's ERISA controlled group of corporations. If the ENE Cash Balance Plan terminates with unfunded benefit liabilities, each member of ENE's ERISA controlled group of corporations, which would include CrossCountry and Prisma until interests in the companies are distributed, may be jointly and severally liable to the PBGC for the plan's total unfunded benefit liabilities, unless and until such liabilities are satisfied or otherwise adjudicated. Refer to Section IV.A.8.d., "Pension Benefits/Pension Benefit Guaranty Corporation" for additional information regarding the PBGC's claim and the Debtors' proposal to fund and terminate the

ENE Cash Balance Plan. Refer to Section IX.F.1.a(i)(B)., "Employee Benefits Indemnification" and Section X.E.5.a., "General Indemnification" regarding potential indemnification of CrossCountry and/or Prisma related thereto. ENE cannot predict at this time the exact date on which the foregoing pension plans will be terminated and whether or not the CrossCountry Assets and/or the Prisma Assets will be charged with additional contributions to the ENE Cash Balance Plan. The value of the Operating Entities and the Remaining Assets may be adversely affected if the ENE Cash Balance Plan is, or is not, fully funded and terminated.

2.       ENE TAX GROUP LIABILITY

                  Under regulations issued by the U.S. Treasury Department, each corporation that joins in the filing of a consolidated federal income tax return for all or part of a taxable year, is severally liable for the entire tax liability in respect of the income (for the entire taxable year) of all the corporations whose income is required to be included in such return. By reason of this rule, Prisma, PGE, and CrossCountry (and certain of their subsidiaries) may be liable for unpaid federal income taxes (and interest and penalties thereon) of the ENE Tax Group for applicable periods. Similar liability may also arise for state and local income under analogous statutory or regulatory rules. However, ENE believes that it will fully satisfy all liability for income taxes of the ENE Tax Group (and comparable state and/or local groups) for all relevant periods.

                  Subject to certain limitations, however, ENE has agreed to indemnify CrossCountry for any taxes, and liabilities incurred in connection with such taxes, imposed on any Pipeline Group Company by reason of such Pipeline Group Company being severally liable for any taxes of any member of the ENE Tax Group pursuant to Treasury Regulation Section 1.1502-6(a) or any analogous state, local, or foreign law. It is expected that ENE will similarly indemnify PGE for any such liability for taxes sustained by PGE by reason of PGE having previously been a member of the ENE Tax Group. ENE may also provide a similar indemnity to Prisma, but, at this time, no decision has been made in this regard.

E.       RISKS COMMON TO REORGANIZED DEBTORS, OPERATING ENTITIES AND LITIGATION
         TRUSTS

                  The following risks are applicable to two or more of the Reorganized Debtors, PGE, CrossCountry, Prisma, the Litigation Trust, and/or the Special Litigation Trust.

         1.       CHANGES IN THE REGULATORY ENVIRONMENT

                  The Operating Entities are, depending on where their operations are located, subject to numerous domestic and international regulations and regulatory agencies including, but not limited to FERC, NRC, EPA, OPUC, SEC, DOT, and others. Changes in the regulatory environment have a direct impact on the Operating Entities' operations and may materially impact the Operating Entities' profitability. Refer to Sections IX.A.6., "Regulatory Environment", IX.A.3., "Competition" and VIII.A.3., "Regulatory Matters" for further information.

         2.       PUHCA

                  ENE asserts it is a holding company under PUHCA that is exempt from all the provisions thereunder, except Section 9(a)(2), which is applicable to the acquisition of affiliate interests in public utility companies. ENE is a holding company under PUHCA because it owns all the common stock of PGE. ENE's PUHCA exemption was sought by the filing of applications for exemption with the SEC under Sections 3(a)(1), 3(a)(3), and 3(a)(5) of PUHCA. By order dated October 7, 2002, the SEC scheduled a hearing on the applications. After a hearing held on December 5, 2002, SEC Chief Administrative Law Judge Brenda Murray issued an initial decision denying the applications on February 6, 2003. ENE and certain other participants in the proceeding petitioned the SEC to review the decision of the Administrative Law Judge and, on June 11, 2003, the SEC granted the petition. Judge Murray's decision denying the exemptions was stayed pending the resolution of the SEC's further review. Oral argument before the SEC was conducted on December 4, 2003. On December 29, 2003, the SEC affirmed the initial decision and denied Enron's application for exemption.

                  On December 31, 2003, ENE, Stephen Forbes Cooper, LLC and PGE Trust, an entity that may be formed in the future, filed an application under
Section 3(a)(4) of PUHCA. This application claims, for each of the applicants, an exemption as a public utility holding company based on the temporary nature of the applicants' current or proposed interest in PGE under the Plan. Under
Section 3(c) of PUHCA, an applicant that is not a registered holding company is exempt upon the filing of an application in good faith until the SEC grants or denies the application. Based on their good faith filing of the Section 3(a)(4) application, ENE and the other applicants assert they are entitled to this temporary exemption from PUHCA. The temporary exemption also extends to ENE's subsidiaries whether or not they are Debtors.

                  If the SEC ultimately finds that ENE, Stephen Forbes Cooper, LLC and PGE Trust, an entity that may be formed in the future, do not qualify as exempt under PUHCA, ENE would be required to register under PUHCA. PUHCA imposes a number of restrictions on the operations of a registered holding company and its subsidiaries, including SEC approval of acquisitions of interests in utility and non-utility businesses, and transactions between companies in the holding company system. Certain affiliate arrangements for transition services, licensing and consolidated tax filings involving the Operating Entities, and other ENE subsidiaries, may be subject to SEC review and in some cases may not be authorized or may have to be modified. PUHCA also may restrict the ability of ENE and its subsidiaries, including the Operating Entities, to borrow money and finance new or existing businesses, to issue dividends out of capital or unearned surplus, and to reorganize businesses. In addition, if ENE must register as a holding company, the SEC could assert jurisdiction under PUHCA to review the corporate structure of ENE and its subsidiaries, voting power distribution, and the nature of the businesses in the registered holding company system. The SEC may require the simplification of the corporate structure through the divestiture of certain ENE subsidiaries, or otherwise, in a manner that may not be consistent with the Plan. SEC authorization also may be required to distribute the PGE Common Stock under the Plan. If ENE is required to register under PUHCA, such registration could lead to a delay in Plan implementation and, possibly, substantive revisions to the Plan. Indeed, the SEC staff has taken the position that, if ENE is required to register, the SEC's consent to the Plan, the Disclosure Statement, and the solicitation of votes on the Plan would be necessary prior to confirmation. The Debtors dispute this contention and do not believe that such consent is required because Section 11(f) of PUHCA is inapplicable to these Chapter 11 Cases and the Plan. However, there can be no assurance that the Debtors will prevail on this issue. In any event, if ENE is required to register, the SEC may seek to assert jurisdiction under PUHCA over certain transactions contemplated under the Plan such as those described above.

                  The Debtors are currently simplifying the complex corporate structure of Prisma to, among other things, qualify Prisma's businesses as exempt foreign utility companies (FUCOs) under PUHCA. It is contemplated that FUCO status would exempt most transactions relating to these foreign projects, such as dividends, reorganizations, financings, and investments, from regulation under PUHCA if ENE ultimately is required to register as a holding company. Some of the companies related to the Debtors' foreign projects, however, may not qualify for FUCO status and will require special relief under PUHCA, for example, to continue to finance certain foreign operations (or to alter the terms of existing financings). The Debtors would apply for authorizations necessary to continue ongoing business operations and to implement the Plan, although there can be no assurance that such authorizations would be granted.

         3.       ENVIRONMENTAL LAWS AND REGULATIONS AFFECTING OPERATIONS

                  Controlling environmental laws and regulations generally require the Reorganized Debtors, their domestic non-Debtor subsidiaries and the Operating Entities to obtain and comply with a wide variety of environmental registrations, licenses, permits, inspections, and approvals. Environmental laws and regulations can also require the Reorganized Debtors, their domestic non-Debtor subsidiaries and the Operating Entities to perform environmental remediations under appropriate circumstances. There is no assurance that existing environmental laws or regulations will not be revised or that new laws or regulations seeking to protect the environment will not be adopted or become applicable to the Reorganized Debtors, their domestic non-Debtor subsidiaries and the Operating Entities or that the Reorganized Debtors, their domestic non-Debtor subsidiaries and the Operating Entities will not identify in the future conditions that will result in obligations or liabilities under existing environmental laws and regulations. Revised or additional laws or regulations that result in increased compliance costs or additional operating restrictions, or currently unanticipated costs or restrictions under existing laws or regulations, could have a material adverse effect on the Operating Entities' results of operations. Refer to Sections IX.A.7., "Environmental Regulation", X.A.3., "Transferred Businesses" and XI.A.7., "Investment Powers" for further information.

         4.       COMPETITION

                  Many of the businesses owned by the Operating Entities currently face competition in their respective markets. For example, PGE faces competition from electricity service suppliers, energy brokers, independent power producers, and power marketers as a result of the restructuring of the Oregon electric industry. The pipeline businesses to be owned by CrossCountry and to be owned by Prisma face competition from other pipeline companies in their respective transportation services markets. For example, Transwestern faces competition resulting from the recent expansion of Kern River's pipeline and from a proposed expansion of El Paso Natural Gas's system. In addition, Florida Gas faces competition from Gulfstream's proposed expansion on the east coast of Florida. If existing competitors expand their capacities or new competitors enter the markets, competition will intensify. Furthermore, the availability and cost of the type of fuel used or transported by many of the businesses owned by the

Operating Entities affect the competitive position of those businesses. For example, the availability and cost of coal affect the competitive position of PGE's coal-fired generating plants, the availability and cost of natural gas affect the competitive position of the Pipeline Businesses, and the availability and cost of fuel oil affect the competitive position of Florida Gas and of many of the electrical power plants to be owned by Prisma. If another type of fuel becomes more available or economically attractive than the type of fuel used or transported by a business, that business will face greater competition. Increased competition may result in a loss of market share and could have a material adverse effect on the Operating Entities' businesses, results of operations, and financial conditions or on the net sales proceeds received by the Reorganized Debtors in a sale of any of the Operating Entities.

         5.       OPERATIONAL HAZARDS

                  The Operating Entities are subject to the inherent risks associated with the operation of complex utility companies, such as operational hazards and unforeseen interruptions caused by events beyond the Operating Entities' control. These events include, but are not limited to: (a) adverse weather conditions; (b) accidents and damage caused by third parties; (c) the breakdown or failure of equipment or processes; (d) the performance of the facilities below expected levels of capacity and efficiency; (e) release of toxic substances; and (f) catastrophic events such as explosions, fires, earthquakes, hurricanes, lightning, floods, landslides, or other similar events beyond the Operating Entities and Reorganized Debtors' control.

         6.       LACK OF TRADING MARKET; RESTRICTIONS ON UNDERWRITERS

                  At the time of, or after, the distribution of Prisma Common Stock, CrossCountry Common Equity, PGE Common Stock, the Litigation Trust Interests, and the Special Litigation Trust Interests to the creditors, the conditions of which are described in the Plan, the Prisma Common Stock, CrossCountry Common Equity and PGE Common Stock may not, and the Litigation Trust Interests, and Special Litigation Trust Interests will not, satisfy the requirements to be listed on a national securities exchange or a NASDAQ market which include, among other things, registration under the appropriate provision of Section 12 of the Exchange Act and market value requirements. If the Prisma Common Stock, CrossCountry Common Equity, and PGE Common Stock satisfy such requirements, the respective issuers may list such securities, but (except with regard to CrossCountry, which has certain requirements to seek a listing under its CrossCountry Contribution and Separation Agreement, refer to Section IX.F.1.a., "CrossCountry Contribution and Separation Agreement" for further information) such issuers are under no obligation to do so and there can be no assurances that such listing will be made. Instead, the Prisma Common Stock, CrossCountry Common Equity, PGE Common Stock, the Litigation Trust Interests, and Special Litigation Trust Interests may trade in the over-the-counter market (commonly referred to as the "pink sheets"), but there can be no assurance that an active trading market will develop. Accordingly, no assurance can be given that a holder of Prisma Common Stock, CrossCountry Common Equity, PGE Common Stock, the Litigation Trust Interests, and Special Litigation Trust Interests will be able to sell such securities in the future or as to the price at which any sale may occur. If a trading market does exist, the Prisma Common Stock, CrossCountry Common Equity, PGE Common Stock, the Litigation Trust Interests, and Special Litigation Trust Interests could trade at prices higher or lower than the value ascribed to such securities herein depending upon many factors, including the prevailing interest rates, markets for similar securities, general economic and industry conditions, and the performance of, and investor expectations for, the issuer thereof.

                  As stated in Section XIII., "Securities Laws Matters", legislative history of section 1145 of the Bankruptcy Code provides a recipient of at least 10% of the voting securities of an issuer under a chapter 11 plan will be presumed to be a statutory underwriter within the meaning of section 1145(b)(i) of the Bankruptcy Code, and as a result the shares received by such recipient would not be made freely transferable by section 1145. The Debtors have assumed that no holder of Allowed Claims would receive 10% or more of any type of Plan Securities, but there can be no assurance of such result.

         7.       LACK OF REPORTED INFORMATION

                  While PGE is currently obligated to file annual, quarterly, or periodic financial reports with the SEC pursuant to Sections 13 or 15(d) of the Exchange Act on Forms 10-Q and 10-K or 8-K, CrossCountry, Prisma, the Litigation Trust, and the Special Litigation Trust are not required to make, and have not made, such filings. Absent another requirement, none of CrossCountry, Prisma, the Litigation Trust, nor the Special Litigation Trust will be required to make such filings until it registers its Plan Securities, Litigation Trust Interest, or Special Litigation Trust Interests (if they are "equity securities" under the Exchange Act), as the case may be, under Section 12 of the Exchange Act, which CrossCountry is obligated to do pursuant to the CrossCountry Contribution and Separation Agreement. Refer to Section IX.F.1.a., "CrossCountry Contribution and Separation Agreement" for further information. While Prisma, the Litigation Trust, and the Special Litigation Trust may make such registration earlier, none will be required to make such registration until its equity securities are held by 500 or more holders of record and it has at least $10 million in assets, both at the end of its fiscal year.

                  Registration of the Plan Securities under Section 12 of the Exchange Act will require historical financial information audited by an independent auditor and covering a period as long as three fiscal years. While the Debtors intend that each of CrossCountry, PGE and Prisma will have such financial information prepared on a timely basis, there can be no assurance as to the timing of the availability of such audited financials or that the form of such financials will be acceptable to the SEC or the auditors of such Operating Entity. For example, if either the SEC or such Operating Entity's auditors require, as a related matter, that ENE's or certain of its subsidiaries' financial information be audited, the preparation of such audited financials may be materially delayed, as audited financial information of ENE and certain of its subsidiaries cannot be obtained. As another example, an Operating Entity may be unable to retain an auditor that does not have its independence compromised by a prior relationship with a Debtor. If an audit of such unavailable information is required, or a suitable independent auditor is not available or otherwise able to perform audit services on a timely basis, distribution of PGE Common Stock, CrossCountry Common Equity or Prisma Common Stock, as applicable, may be delayed until (i) the assets of the applicable issuer have been separated from ENE and such subsidiaries for a sufficient amount of time so that the required financial statements can be prepared and audited without an audit of such unavailable information or (ii) a suitable independent auditor is able to perform audit services.

         8.       LACK OF INDEPENDENT OPERATING HISTORY

                  While PGE does have an independent operating history, Prisma and CrossCountry do not have independent operating histories. Most of the personnel responsible for managing and operating the transferred businesses prior to the formation of Prisma and CrossCountry, and the current personnel of PGE, are expected to continue to be responsible for managing and operating such businesses going forward. However, Prisma and CrossCountry resources and, in many cases, bargaining power will be limited relative to the resources and bargaining power of ENE prior to its filing for bankruptcy. Accordingly, Prisma and CrossCountry may enter into agreements with lenders, partners, and other counterparties on terms that are less favorable than those that ENE was able to negotiate prior to filing for bankruptcy.

         9.       NEGATIVE PUBLICITY

                  Adverse publicity and news coverage relating to the Enron Companies prior to the Initial Petition Date may negatively impact PGE, CrossCountry, and Prisma's business operations and relations with partners, regulators, lenders, and other third parties. The Reorganized Debtors' liquidation efforts may be similarly negatively impacted.

         10.      FERC

                  On June 25, 2003, FERC issued certain orders relating to the Enron Companies' activities in the Western U.S. energy market. Refer to Section XIV.G.2.d., "Litigation, Regulatory Proceedings and Investigations" for further information.

         11.      CREDIT RISKS

                  For a variety of reasons, each of the Reorganized Debtors and Operating Entities is subject to credit risk with respect to accounts receivables or other amounts due them. For example, certain of the Reorganized Debtors and, to a lesser degree, PGE have a material portion of their accounts receivable due from entities presently in bankruptcy proceedings and there can be no assurance that other entities from whom monies are due will not petition for bankruptcy protection. In some cases, creditors of the Reorganized Debtors have asserted that the Debtors' prepetition activities provide them with a defense to paying all or a portion of an amount due to a Debtor. CrossCountry's interstate pipeline subsidiaries are required to accept the credit risk of all shippers posting amounts of collateral specified by the FERC on its existing pipelines. Prisma is subject to the credit risk of its contract counterparties; this risk may increase in certain circumstances where Prisma's contract provides for payment indexed to U.S. dollars and the contract counterparties' revenues are in currencies other than U.S. dollars. Hedging activities undertaken by PGE and CrossCountry, among others, may be rendered ineffective due to credit defaults of the hedge counterparty. No assurance can be given that these credit risks will not adversely affect the value of one or more of the Reorganized Debtors or Operating Entities.

         12.      INTERCOMPANY CLAIMS AND CAUSES OF ACTION

                  Under the global compromise embodied in the Plan, the Debtors have generally waived inter-Debtor remedies, such as the potential disallowance, subordination, or recharacterization of Intercompany Claims, as well as certain affirmative claims or causes of action against other Debtors. However, these waivers do not affect the Debtors' ability to pursue third parties, and non-Debtor affiliates, on any claims, causes of action or challenges available to any of the Debtors. Nor do these waivers affect any Intercompany Claims or Administrative Expense Claims between Debtors. To the extent that the Debtors or Reorganized Debtors elect to pursue any claims, causes of action or challenges available against any of the Operating Entities or their subsidiaries and prevail, then the applicable Operating Entity may be adversely effected.

         13.      TAXES

                  There are a number of material income tax considerations, risks, and uncertainties associated with the consummation of the Plan. Refer to
Section XV., "Certain Material Federal Income Tax Consequences of the Plan" and to Sections XIV.D.2., "ENE Tax Group Liability", XIV.I.4., "Tax Risks", XIV.H.3., "Tax Risks", XIV.G.2., "Economic, Political, Regulatory and Legal Risks" and Appendix J: "CrossCountry Financial Projections - 2003-2006" for additional information relating to tax risks.

         14. TRANSPORTADORA DE GAS DEL SUR. S.A. TGS holds an exclusive 35-year license to operate Argentina's main natural gas pipeline. TGS's controlling shareholder is Compania de Inversiones de Energia S.A., a joint venture by ENE and Petrobras Energia S.A. that holds approximately 70% of TGS's common stock. The license to operate the TGS pipeline imposes certain restrictions on the ability of certain ENE affiliates to undergo a change of control, which may be triggered by a distribution of more than 49% of the equity interests of CrossCountry. Transwestern has also guaranteed the performance of certain obligations of an ENE affiliate under shareholder and other agreements with its joint venture partner. The surviving performance obligations under these agreements primarily involve corporate governance issues and shareholder rights. ENE has provided certain indemnification rights to the CrossCountry Indemnified Parties in respect of such guaranty. Refer to Section IX.F., "Certain Relationships and Related Transactions" for further information. ENE anticipates seeking releases from the foregoing obligations and requirements under the license and the guaranty. However, there can be no assurance that such releases will be obtained, and if they are not obtained, that material liabilities would not be incurred by the ENE estate.

F.       REORGANIZED DEBTORS RISKS

                  In addition to the risk factors enumerated above, the Reorganized Debtors are subject to the following risks:

         1.       FERC MARKET PRICING INVESTIGATION

                  On February 12, 2002, FERC began a fact-finding investigation of potential manipulation of short-term electric and natural gas prices in the western United States. An adverse decision by FERC could result in the repricing of certain trading contracts and may have an adverse effect on the value of ENE's electric and natural gas trading contracts in the western United States, including the accounts receivable associated with such contracts.

         2.       FERC INVESTIGATION REGARDING QUALIFYING FACILITY STATUS

                  FERC has filed two separate proceedings regarding five qualifying facilities in which ENE has or had an indirect ownership interest. The allegation is that ENE's ownership interest in and/or agreements with these qualifying facilities caused electric utility ownership in these projects to increase above the amount permitted to maintain qualifying facility status. In addition, on July 8, 2003, FERC trial staff filed a motion to join into the two above-mentioned proceedings, 17 additional challenges to qualifying facility status (known as dockets), one for each of 14 additional qualifying facilities in which ENE has or has had an indirect ownership interest, and 3 qualifying facilities with which ENE affiliates have had certain contractual relationships. An adverse decision by FERC could negatively affect the relevant Enron Company's equity interests in and/or contractual relationships with these qualifying facilities. Refer to Section IV.C., "Litigation and Government Investigations" for further information.

         3.       GREATER THAN BUDGETED LIQUIDATION COSTS

                  Winding down the Debtors' estates is a very complicated process and will require extensive resources. Prolonged governmental investigations, litigation, complex legal issues, complicated sale processes, changes in market conditions, and additional costs associated with the liquidation of assets that are not transferred to the Operating Entities may result in greater than expected costs. The Debtors have incurred significant costs to date for personnel and professional services. Due to the uncertainty as to the effort, cost, and time necessary to wind down the Debtors' estates, the future expenditures may be materially different than anticipated and may impact the ultimate value of the estates.

G.       PGE RISKS

                  In addition to the risk factors enumerated above, PGE is subject to the following risks:

         1.       SALE TO OREGON ELECTRIC

                  Refer to Section VIII.A.12., "Potential Sale of PGE" for information regarding the pending sale of PGE to Oregon Electric. There can be no assurances as to the outcome of the auction process or Bankruptcy Court approval of the sale. Moreover, there can be no assurances that the conditions to closing will be satisfied, that the closing will occur, or if the sale does close, when such closing would occur. If the sale to Oregon Electric or another sale of all of the common stock of PGE does not close, then PGE Common Stock will be distributed to Creditors pursuant to the Plan.

         2.       ECONOMIC, POLITICAL, REGULATORY AND LEGAL RISKS

                  a. PAYMENT OF DIVIDENDS. Historically PGE paid quarterly cash dividends to ENE. During the first two quarters of 2001, PGE paid an aggregate of $40 million in cash dividends to ENE. PGE has not paid any cash dividends to ENE since June 2001. However, in July 2002, PGE made a $27 million non-cash dividend to ENE. Pursuant to OPUC Order No. 97-196, dated June 4, 1997, which approved PGE's sale to ENE, ENE and PGE agreed to certain restrictions on PGE's ability to pay dividends to ENE. These restrictions include (i) not paying common stock dividends in an amount that would reduce the common stock equity capital portion of PGE's total capital to less than 48% without OPUC's approval and (ii) notifying

OPUC either 30 days or 60 days in advance of certain dividends. As of September 30, 2003, PGE's common equity ratio was 55%. In connection with PGE's current 364-day credit facility due May 27, 2004, PGE agreed that it would not declare or pay any common stock dividends until the facility is terminated. In addition, under PGE's mortgage bonds, so long as any bonds of any series are outstanding, PGE may not declare or pay dividends (other than dividends in capital stock of PGE) on common stock of PGE or purchase or otherwise retire for a consideration (other than in exchange for or from the proceeds of other shares of capital stock of PGE) any shares of capital stock of PGE of any class, if the aggregate amount so expended after December 31, 1944 would exceed the aggregate amount of PGE's net income available for dividends on its common stock accumulated after December 31, 1944. At December 31, 2002 approximately $838 million of accumulated net income was available for payment of dividends under this provision.

                  There can be no assurance that PGE will be permitted under these or other contractual or regulatory restrictions to pay dividends to its common stockholders in the future.

                  b. CONDEMNATION. In August 2002, the City Council of Portland, Oregon authorized expenditures for professional advice regarding potential acquisition of PGE, including acquiring PGE's assets by condemnation. In addition, initiative petitions circulated in Multnomah County obtained sufficient signatures to place a measure on an election ballot that, if passed, could result in the formation of a PUD in Multnomah County. In June 2003, the Multnomah County Board of Commissioners determined the boundaries of a proposed PUD and set a PUD formation initiative on the November 4, 2003 ballot to be voted on by the county voters. The initiative failed. Initiative petitions circulated in Yamhill County and Clackamas County also obtained sufficient signatures to place measures on an election ballot. The Yamhill County Commissioners determined the boundaries of the proposed PUD and set March 9, 2004 as the date for voting on the formation initiative. The boundaries and date of election for Clackamas County will not be determined until early 2004. The expressed intent of the PUD supporters is to have additional elections to expand the PUD boundaries to include all of PGE's service territory. If a PUD is formed, it would have the authority to condemn PGE's distribution assets within the boundaries of the district. Oregon law prohibits a PUD from condemning thermal generation plants. It is uncertain under Oregon law whether a PUD would be able to condemn PGE's hydro generation plants. At this time, PGE cannot assess the potential impact such condemnation would have on PGE. The mortgage indenture requires PGE to deposit the proceeds of any condemnation with the mortgage indenture trustee where they may be applied to redeem first mortgage bonds at PGE's option. There can be no assurance in such event that the proceeds will be sufficient to pay principal and or interest on the bonds or that any amount would be available for distribution to shareholders.

                  c. MEMBERSHIP IN ENE'S CONSOLIDATED TAX GROUP. PGE was a member of the ENE Tax Group from July 2, 1997 through May 7, 2001, and from December 24, 2002 through present. On December 31, 2002, in connection with being re-consolidated with the ENE Tax Group, PGE entered into a tax sharing agreement with ENE pursuant to which PGE agreed to make payments to ENE for income taxes that PGE would incur if it were not a member of the ENE Tax Group. Because PGE is treated as included in the ENE Tax Group, PGE does not pay income taxes to the IRS but, instead, it makes payments to ENE pursuant to the tax sharing agreement. As of July 31, 2003, PGE had paid $37 million to ENE under the tax sharing agreement for estimated taxes for the period from January 1 through March 31, 2003. The determination of whether PGE did, in fact, become a member of the ENE Tax Group on December 24, 2002 is fact intensive, and there can be no assurance that the IRS will agree with ENE's assessment. If the IRS does not agree that PGE became a member of the ENE Tax Group on December 24, 2002, and the matter is not resolved by the Bankruptcy Court or otherwise, PGE may be required to pay additional amounts to the IRS (and, possibly, to certain state and/or local taxing authorities as well). However, ENE believes that all of the requirements for PGE's re-consolidation with the ENE Tax Group have been satisfied.

                  d.       LITIGATION, REGULATORY PROCEEDINGS AND
INVESTIGATIONS. Current and future litigation, regulatory proceedings, and governmental audits and investigations could, individually or in the aggregate, have a material and adverse impact on PGE.

         3.       OPERATIONAL RISKS

                  a. FLUCTUATIONS IN WHOLESALE POWER COSTS. PGE's owned generation capacity is not sufficient to meet its retail load requirements. To supplement its own generation, PGE purchases power through both long-term power purchase contracts and short-term, including spot, purchases in the wholesale market as needed. The availability and price of power PGE purchases is significantly affected by the amount of surplus generating capability in the western United States, the number and credit quality of wholesale marketers and brokers participating in the energy trading markets, the cost of fuels, price caps set by FERC, and hydro conditions. Northwest hydro conditions, such as a severe or sustained drought, have a significant impact on the supply and cost of power in the region, and on PGE's ability to economically displace its more expensive thermal generation. The availability and price of purchased power are also affected by weather conditions in the Northwest during winter months and in California and the Southwest during summer months. Although there are regulatory procedures for PGE to seek recovery of any additional power costs through its rates, there can be no assurance that PGE would be allowed such recovery.

                  b. FUEL COSTS AND RELATED HEDGING ACTIVITIES. PGE's primary business is to provide electricity to its retail customers. PGE uses both long-and short-term purchased power contracts to supplement its thermal and hydroelectric generation to meet its load, as well as to respond to seasonal fluctuations in the demand for electricity and variability in generating plant operations. In meeting these needs, PGE is exposed to market risk arising from the need to purchase power and to purchase fuel for its natural gas and coal-fired generating units. To lower its financial exposure related to commodity price fluctuations and manage its portfolio of resources, PGE routinely enters into contracts to hedge purchase and sale commitments, fuel requirements, weather conditions, inventories of natural gas, coal, and other commodities. As part of its strategy, PGE routinely utilizes fixed-price forward physical purchase and sales contracts, financial swaps, options, and futures contracts. As a result of marketplace illiquidity and other factors, PGE's power operations may, at times, be unable to fully hedge the portfolio for market risks. PGE may, at times, have an open position in the market, within established guidelines, resulting from the management of its portfolio. To the extent open positions exist, fluctuating commodity prices can impact financial results and financial position, either favorably or unfavorably. In addition, the risk management procedures PGE has in place may not always work as planned.

                  In connection with its hedging activities, PGE manages the risk of counterparty default by performing financial credit reviews and setting limits and monitoring exposures, requiring collateral when needed and using standardized enabling agreements that allow for the netting of positive and negative exposures associated with a counterparty. Despite such mitigation efforts, defaults by counterparties may periodically occur.

                  Even though PGE attempts to hedge some portion of its fuel requirements, PGE still may face the risk of supply interruptions and fuel price volatility. The price PGE can obtain for the sale of energy may not compensate it for its increased fuel costs, which may have an adverse effect on financial performance.

                  As a result of these and other factors, PGE cannot predict with precision the impact that its risk management decisions may have on its business, operating results, or financial position.

                  c. DECREASE IN ELECTRICITY DEMAND. A sustained decrease in demand for electricity in PGE's service territory would significantly reduce revenues and, as a result, adversely impact the financial condition of PGE. Factors that could lead to a decrease in demand include, among others, a recession or other adverse economic condition in the territory, particularly any economic slowdown in the manufacturing and technology sectors, and weather conditions that result in lower consumption by consumers.

         4.       ENVIRONMENTAL RISKS

                  a. PORTLAND HARBOR. A 1997 investigation of a portion of the Willamette River known as the Portland Harbor, conducted by the EPA, revealed significant contamination of sediments within the harbor. Subsequently, the EPA included Portland Harbor on the federal National Priority list pursuant to CERCLA. PGE, together with a large number of other parties, received notice from the EPA of PGE's potential liability with respect to the Portland Harbor contamination. PGE's investigations to date have shown no significant soil or groundwater contaminations with a pathway to the Willamette River sediments from its Harborton substation facility. It is believed that PGE's contribution to the sediment contamination, from the Harborton substation site, if any, could qualify it as a de minimis potential responsible party under CERCLA. In October 2003, PGE agreed with the DEQ to provide cost recovery for oversight of a voluntary investigation and/or potential cleanup of petroleum products at another PGE site that is upland from the Portland Harbor Superfund designated area. There can be no assurance, however, that PGE will not incur significant liability with respect to the cost of investigation and remediation of the Portland Harbor, which may materially adversely impact PGE's financial condition or results of operations. Refer to Section VIII.A.7., "Environmental Matters" for further information.

H.       CROSSCOUNTRY

                  In addition to the risk factors enumerated above, CrossCountry is subject to the following risks:

         1.       ECONOMIC, POLITICAL, REGULATORY AND LEGAL RISKS

                  a. EXECUTION OF GROWTH STRATEGY. CrossCountry's current strategy contemplates growth through both the acquisition of other energy assets and the expansion of the Pipeline Businesses' existing systems. Any limitations on the access of CrossCountry or its subsidiaries and affiliates to debt or equity capital may impair CrossCountry's ability to execute its growth strategy. CrossCountry's ability to access reasonably priced debt capital is dependent in part on its ability, and the ability of its subsidiaries, to maintain favorable credit ratings. On November 6, 2003, Transwestern closed on a 364-day extension and restructuring of its prior credit facility. The aggregate commitment under the extended and restructured facility is $486 million, composed of a $50 million revolver and $436 million of 364 day term loans.

                  In addition, there are numerous risks involved in CrossCountry's growth strategy through acquisitions, including, among others, that CrossCountry may: (i) not be able to identify suitable acquisition candidates; (ii) not be able to make acquisitions on economically acceptable terms, or if made, assure that the acquisitions will be successful; (iii) encounter material costs in seeking to make acquisitions or not be able to complete any potential acquisitions it has pursued; (iv) encounter difficulties in integrating operations and systems following acquisitions; or (v) encounter difficulties or delays in obtaining regulatory approvals, which, in each case, could have an adverse impact on CrossCountry's financial condition.

                  The failure of CrossCountry or the Pipeline Businesses to generate sufficient funds in the future from the Pipeline Businesses' operations or other financing sources may also cause the delay or abandonment of the Pipeline Businesses' expansion plans and thus, adversely impact CrossCountry's earnings and financial condition. Also a proposed expansion may cost more than planned to complete, and such excess costs, if found imprudent by FERC, may not be recoverable. The inability to recover any such costs or expenditures may adversely impact CrossCountry's financial condition. Transwestern's planned San Juan expansion is dependent on Transwestern's ability to secure additional financing to cover the capital cost of that project.

                  In addition, the Pipeline Businesses' ability to engage in any expansion project will be subject to numerous factors beyond CrossCountry's control, including, among others, the following: (i) customers may be unwilling to sign long-term contracts for service that would make use of a planned expansion; (ii) CrossCountry's competitors may provide transportation services to the area to which CrossCountry is expanding; (iii) competing entities may construct new competing pipelines, and those new or expanded pipelines may offer transportation services that are more desirable to customers because of costs, location, supply options, facilities, or other factors; and (iv) the necessity of obtaining shareholder approvals may delay or interfere with completion of acquisitions or expansions in certain cases, including the approval of ENE prior to the distribution to Creditors of CrossCountry Common Equity pursuant to the Plan.

                  There can be no assurance that any future expansion or extension project will be undertaken or, if undertaken, will be successful.

                  b. FERC PROCEEDINGS REGARDING FINANCING AND CASH MANAGEMENT PRACTICES. CrossCountry's interstate Pipeline Businesses are subject to extensive regulation by FERC. A FERC proceeding is currently underway that relates to certain past financing and cash management activities of Transwestern. That proceeding questioned Transwestern's entering into a $550 million loan prior to ENE's bankruptcy and its loan of the proceeds of that borrowing to ENE. The proceeding resulted in a settlement between FERC's staff and Transwestern but the settlement was challenged by a Transwestern customer and is now awaiting final action by FERC. If accepted by FERC, the protesting customer's position could result in disallowance of Transwestern's ability to recover costs associated with the loan. Proceedings are also ongoing with respect to industry-wide cash management practices and intracompany transactions, as well as FERC audits of such practices, among ENE-affiliated pipelines. CrossCountry does not expect any of these proceedings to have a material adverse impact on its financial position but no assurance can be given as to their final outcome. Refer to Section IX.A.6., "Regulatory Environment" for further information.

                  c. FERC IMPOSED TARIFF ADJUSTMENTS. Because CrossCountry's businesses are primarily interstate natural gas pipelines subject to regulation as natural gas companies under the Natural Gas Act of 1938, as amended, the rates the interstate Pipeline Businesses can charge their customers and other terms and conditions of service are subject to approval by FERC.

                  Under the terms of the interstate Pipeline Businesses' transportation service contracts and in accordance with FERC's rate-making principles, the interstate Pipeline Businesses' current maximum tariff rates are designed to recover costs included in their pipeline systems' regulatory cost of service that are associated with the construction and operation of the pipeline systems that are reasonably and prudently incurred, including a reasonable return on invested capital. CrossCountry's interstate Pipeline Businesses' tariffs also permit them to charge negotiated rates for transportation services to certain shippers, subject to the availability of base tariff rates, or recourse rates, calculated on a traditional cost-of-service basis and provided that non-rate terms and conditions in any agreement do not deviate in any material aspect from those set forth in the tariff or applicable form of service agreement contained in the tariff.

                  No assurance can be given that FERC will not alter or refine its preferred methodology for establishing pipeline rates and tariff structures. Nor can any assurance be given that all costs incurred, including a reasonable return on capital, will be recoverable through rates. Failure by the interstate Pipeline Businesses to recover material costs would adversely impact CrossCountry's financial condition. Additionally, other aspects of the interstate Pipeline Businesses' rate and services structures, such as the mechanism for recovery of compressor fuel from customers, may be modified by FERC during rate review proceedings and such modification of rate and service structures may have an adverse impact on CrossCountry's financial condition. Specifically, Transwestern's current authorization to collect physical volumes of natural gas from its customers to compensate Transwestern for natural gas burned as fuel in its compressors could be modified in a way that reduces the amount of natural gas Transwestern has available to sell for its own account.

                  In addition, regulators and shippers on the pipelines have rights to challenge the rates the pipelines charge and the pipelines' tariffs may be modified in periodic rate proceedings, or at any time in response to a complaint proceeding initiated by a customer of the pipeline, or by FERC itself. While there are currently no material proceedings challenging the rates of any of the interstate Pipeline Businesses, CrossCountry cannot predict what challenges the interstate Pipeline Businesses may have to their rates in the future.

                  Florida Gas filed a new rate case on October 1, 2003 and Northern Border Pipeline, and Transwestern are required under previous settlement agreements with FERC to file new rate cases to be effective no later than May 2006 and November 2006, respectively. While CrossCountry does not expect those rate proceedings to adversely impact its financial position, no assurance can be given as to the final outcome.

                  d. MAINTENANCE AND EXPIRATION OF TRANSPORTATION SERVICE AGREEMENTS. CrossCountry's financial condition and results of operations are dependent on the interstate Pipeline Businesses' ability to maintain long-term transportation service agreements with their largest customers at favorable transportation rates. Upon expiration, existing customers may not extend their contracts at rates favorable to the interstate Pipeline Businesses on a long-term basis, or at all. The interstate Pipeline Businesses may also be unable to obtain favorable replacement agreements as existing contracts expire. The extension or replacement of the existing contracts with their customers depends on a number of factors beyond the interstate Pipeline Businesses' control, including but not limited to: (i) availability of economically deliverable supplies of natural gas for transport through their pipeline systems; (ii) demand for natural gas in the interstate Pipeline Businesses' market areas; (iii) the relative price of natural gas compared to competing fuels; (iv) the basis differential between receipt and delivery points on the pipeline systems; (v) competition to deliver natural gas to the interstate Pipeline Businesses' major marketplaces from alternative sources; (vi) whether transportation of natural gas pursuant to contracts continues to be market practice; and (vii) whether the interstate Pipeline Businesses' strategies, including their expansion strategies, continue to be successful.

                  Transwestern, Florida Gas and Northern Border Pipeline also have significant amounts of their capacity subject to contracts that expire over the next four years. Additionally, certain of Florida Gas's contracts are subject to early termination in the event of deregulation of the Florida electric market or upon the occurrence of other triggering events. Any failure to extend or replace these contracts may have an adverse impact on CrossCountry's financial condition.

                  In addition, competition from other interstate natural gas pipelines may adversely impact the ability of the interstate Pipeline Businesses to re-contract for expiring transportation capacity and could lead to lower levels of profitability. Transwestern faces competition resulting from the recent expansion of Kern River's pipeline and from a proposed expansion of El Paso Natural Gas's system. In addition, Florida Gas faces competition from Gulfstream's proposed expansion on the East coast of Florida.

                  e. CONCENTRATED GAS TRANSPORTATION REVENUES. Certain of CrossCountry's Pipeline Businesses are dependent on a relatively small number of customers for a significant portion of their revenues. As a result, failure of one or more of the Pipeline Businesses' most significant customers to pay for contracted pipeline capacity reservation charges, for reasons related to financial distress or otherwise, could reduce CrossCountry's revenues materially if alternate arrangements were not made, such as adequate replacement contracts. Accordingly, the loss of one of these customers or a decline in its creditworthiness could adversely impact the results of operations, financial condition, and cash-flow of CrossCountry and its Pipeline Businesses.

                  f. EXPANSION OF NORTHERN BORDER PARTNERS' MIDSTREAM GAS GATHERING BUSINESS. Northern Border Partners' ability to expand its midstream gas gathering business will depend in large part on the pace of drilling and production activity in the Powder River, Wind River, and Williston Basins or other natural gas producing basins in which it subsequently constructs or acquires gas gathering and processing operations. Drilling and production activity will be impacted by a number of factors beyond Northern Border Partners' control, including demand for and prices of natural gas, producer response to the recently issued Record of Decision for the Wyoming Environmental Impact Statement and outcome of pending lawsuits challenging the Record of Decision, the ability of producers to obtain necessary permits, and capacity constraints on natural gas transmission pipelines that transport gas from the producing areas.

                  g. OPERATING INCOME FROM THE PURCHASE AND SALE OF NATURAL GAS AND NATURAL GAS LIQUIDS. Certain of CrossCountry's subsidiaries or affiliates derive a portion of their operating income from the purchase and sale of natural gas and NGLs. Citrus Trading derives substantially all of its operating margin from the purchase and sale of natural gas, and marks-to-market its portfolio of contracts, the longest of which extends to 2013. Under Transwestern's tariff, Transwestern's customers provide Transwestern with more natural gas than is necessary to fuel Transwestern's pipeline system's compressors. The amount of surplus fuel is dependent on system throughput in each of Transwestern's pipeline segments. This surplus gas is available for Transwestern to resell to third parties for Transwestern's own account. Additionally, a Northern Border Partners affiliate, Bear Paw Energy, has gathering and processing contracts associated with its midstream gas gathering business in the Williston Basin that require its customers to pay for the service they receive from Bear Paw Energy with physical quantities of natural gas and liquids. The amount of natural gas and NGLS received is dependent on total system throughput and the composition of the untreated gas stream.

                  Citrus Trading is naturally hedged on approximately half of its portfolio due to purchases and sales being on substantially the same terms, with the remainder of the portfolio purchased on a floating price basis and sold at a fixed price. In addition, Transwestern and Northern Border Partners' midstream gathering business in the Williston Basin have contracted to hedge the value of their assets and operations, and are substantially hedged through 2003 and 2004. However, these businesses do not cover the entire exposure of their assets or their positions to market price volatility and the coverage will vary over time. To the extent these businesses have unhedged positions or their hedging procedures are not as successful as planned, fluctuating commodity prices may adversely impact CrossCountry's financial condition. Refer to Section XIV.H.5.a., "Citrus Trading Contract Risk".

                  h. CONTINUED ACCESS TO TRIBAL LANDS. The Pipeline Businesses' ability to operate their pipelines on certain tribal lands will depend on their success in maintaining existing rights-of-way and obtaining new rights-of-way on those tribal lands. Transwestern recently extended the term of its right-of-way grant with several tribes including the Navajo Nation. The extended right-of-way grant with the Navajo Nation expires in 2009. Additionally, securing rights-of-way is critical to Transwestern's ability to construct its proposed San Juan expansion project and other expansion projects. CrossCountry cannot assure that it will be able to acquire new rights-of-way on tribal lands or maintain access to existing rights-of-way upon the expiration of current grants. Accordingly, CrossCountry's financial position could be adversely affected if the costs of new or extended right-of-way grants are not allowed to be recovered in the Pipeline Businesses' rates.

                  i. SIGNIFICANT DECREASE IN DEMAND FOR NATURAL GAS. A sustained decrease in demand for natural gas in the markets served by the Pipeline Businesses' systems would significantly reduce the revenues of the Pipeline Businesses and, consequently, adversely impact the financial condition of CrossCountry. Factors that could lead to a decrease in market demand include, among others, the following: (a) a recession or other adverse economic condition that results in lower spending by consumers on natural gas; (b) an increase in the market price of natural gas; (c) higher fuel taxes or other governmental or regulatory actions that increase, directly or indirectly, the cost of natural gas or that limit the use of natural gas; or (d) a shift by consumers to more fuel-efficient or alternative fuel machinery or an improvement in fuel economy, whether as a result of technological advances by manufacturers, pending legislation proposing to mandate higher fuel economy, or otherwise.

                  j. LITIGATION, REGULATORY PROCEEDINGS AND INVESTIGATIONS. Current and future litigation, regulatory proceedings, and governmental audits and investigations including claims relating to prepetition activities of ENE, could, individually or in the aggregate, have a material adverse impact on CrossCountry. For a description of current litigation, regulatory proceedings and governmental investigations that involve or may involve CrossCountry and its subsidiaries and affiliates, refer to Sections IX.A.6., "Regulatory Environment" and IX.C., Historical Financials, Projections and Valuation".

                  k. RELATED PARTY TRANSACTIONS. The discussion of the results of operations for Citrus Corp. and Subsidiaries contained in Appendix I includes a discussion of an $80 million gas sales, purchase and exchange arrangement and a $20 million prepayment arrangement, each between Citrus Trading and an ENE affiliate during December 2000 and January 2001. Although the proceeds from the $80 million transactions were reported in the audited financial statements of ENE and of Citrus as cash from operating activities in 2000 and 2001, respectively, these gas sales arrangements could be viewed as financings. These transactions are currently under review. ENE has notified appropriate governmental agencies investigating the Debtors of the existence of and historical accounting for these transactions as disclosed herein. Refer to Appendix I: "CrossCountry Historical Financials" for further information.

                  l. RETIREE BENEFITS. In accordance with the Debtors' request to terminate the Enron Gas Pipelines Retiree Benefits Trust, the Debtors intend to distribute certain trust assets to CrossCountry entities following such entities' express assumption of retiree benefit liabilities associated with such assets for current and former employees. The applicable CrossCountry entities will be assuming liabilities estimated as of June 30, 2002 of approximately $16.87 million and will be receiving assets estimated as of the same date of approximately $7.55 million. The CrossCountry entities are permitted to recover a portion of the cost of retiree benefits through their rate cases, however, there can be no assurance that the CrossCountry entities will be able to recover the full cost of their retiree benefit liabilities. Refer to Section IV.A.8.c, "Retiree Benefits" for further information.

         2.       STRUCTURAL RISKS

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

                  a. DEPENDENCE ON EARNINGS AND DISTRIBUTIONS OF CITRUS AND NORTHERN BORDER PARTNERS. CrossCountry will derive a significant portion of its cash flow from its interest in Citrus and its general and limited partner interests in Northern Border Partners. A significant decline in Northern Border Partners' or Citrus's earnings and/or cash distributions would have a corresponding negative impact on CrossCountry. For further information on the earnings and cash distributions of Northern Border Partners, refer to Section IX.A.2.c., "Northern Plains" or Northern Border Partners' 2002 Annual Report on Form 10-K available for free in the "Related Documents" section at http://www.enron.com/corp/por/.

                  b. CONTROL OVER PIPELINE BUSINESSES. Prior to the distribution of CrossCountry Common Equity pursuant to the Plan, ENE's consent will be required for CrossCountry to take certain corporate actions. These actions include, among others, entering into certain joint ventures, mergers or other business combinations, undertaking certain capital expenditures or expansions, or incurring certain indebtedness. Refer to Section IX.F.1.a., "CrossCountry Contribution and Separation Agreement" for further information.

                  CrossCountry will have varying degrees of management control over the operation of its Pipeline Businesses that are not wholly owned subsidiaries. With respect to these entities, certain significant actions will require the consent of other joint venture parties or equity holders or their representatives, and CrossCountry will not be in a position to direct the outcome of all matters related to the underlying businesses. For example, Citrus's organizational documents and Florida Gas's organizational documents require that "important matters" be approved by both shareholders of Citrus. Important matters include the declaration of dividends and similar payments, the approval of operating budgets, the incurrence of indebtedness, and the consummation of a number of significant transactions. There is a risk that Citrus, with 50/50 joint ownership between CrossCountry and Southern Natural Gas, will reach a deadlock in the decision-making process, which could adversely affect the operation of this business, possibly for an extended period. Refer to
Section IX.A.1.b., "Employees and Pipeline Services" for further information. The Citrus governance documents do not provide a specific mechanism for resolving such a deadlock. Accordingly, any disagreement that arises between the owners of Citrus could prevent approval of actions requiring an affirmative vote of the Citrus Board of Directors or require litigation to resolve.

                  Likewise, certain decisions by Northern Border Partners and its subsidiary Northern Border Pipeline require concurrence by entities not controlled by CrossCountry. Accordingly, significant expansions and acquisitions, as well as any change to the distribution policy at Northern Border Pipeline, would require consent by entities not controlled by CrossCountry. CrossCountry may be unable to unilaterally compel outcomes that are in CrossCountry's best interest as to those non-controlled subsidiaries.

         3.       TAX RISKS

                  The CrossCountry Projections assume that ENE will pay cash for the full amount of the net receivable balance owing to Transwestern under the applicable tax allocation agreement; however, because this net receivable balance may be subject to adjustments (as a result of audits by taxing authorities) and future negotiations between ENE and Transwestern, and because any payment with respect to such balance is subject to prior consent of the

Creditors' Committee, the actual amount that ultimately is paid (if any) may vary materially from the amount projected. Refer to Appendix J: "CrossCountry Financial Projections - 2003-2006".

         4.       PRE-DISTRIBUTION TRANSACTION

                  a. Neither nature nor the amount of the consideration, other than shares or units of common equity of CrossCountry, if any, that may be paid by CrossCountry Distributing Company in the CrossCountry Transaction or the CrossCountry Conversion, as applicable, has been determined. Though the payment of such other consideration could reduce the value of the shares or units of CrossCountry Common Equity issued to the holders of Allowed Claims or reduce the cash, or increase the liabilities, of CrossCountry Distributing Company, it is anticipated that the value of such other consideration paid would enhance the value of the other Plan Currency in the aggregate to be distributed to holders of Allowed Claims pursuant to the Plan, or alternatively, all or a portion of such value would be contributed to CrossCountry Distributing Company (ultimately enhancing the value of the CrossCountry Common Equity distributed to holders of Allowed Claims).

         5.       OTHER RISKS

                  a. CITRUS TRADING CONTRACT RISK. Citrus Trading is a party to a long term commodity sale contract with Auburndale Power Partners that is substantially "out-of-the-money." This "out-of-the-money" position was historically offset by gas supply arrangements, one of which was recently terminated. That termination leaves the Auburndale contract 50% unhedged. Citrus Trading's "out-of-the-money" position with Auburndale is no longer fully offset by in the money supply contracts. Citrus Trading is currently performing under the Auburndale contract, but there can be no assurance that it will be able to continue performing or continue as a going concern.

I.       PRISMA RISKS

                  In addition to the risk factors enumerated above, Prisma is subject to the following risks:

         1.       ECONOMIC, POLITICAL, REGULATORY, AND LEGAL RISKS

                  a. INTERNATIONAL ECONOMIC SLOWDOWN. The current worldwide economic slowdown has increased political and regulatory pressure to lower energy costs in many countries in which Prisma operates. The delivery of energy products and services is an inherently political business because it ultimately involves the delivery of a basic necessity to a large group of consumers. When economies are growing, governments tend to focus on the development of energy infrastructure projects. When economies slow, political pressures shift to emphasize the lowering of energy costs. Economic downturns have also historically led to governments coming into power that are interested in playing a more active role in regulating energy prices. The regulatory systems in many of the countries in which the transferred businesses conduct operations are not immune from, and at times are highly susceptible to, such political pressures. Political pressure may cause regulators in the countries in which the transferred businesses conduct operations to enact new regulations or to modify or repeal

                                      596
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existing regulations that could adversely affect the transferred businesses.
There can also be no assurances that political pressures will not result in the expropriation of assets or businesses by the countries in which the transferred businesses operate.

                  b. REGULATORY INTERVENTION AND POLITICAL PRESSURE. Past and potential regulatory intervention and political pressures may lead to tariffs that are not compensatory or otherwise undermine the value of the long-term contracts entered into by the transferred businesses. The revenues of some of the key businesses expected to be a part of Prisma, including SK-Enron, Elektro, and Vengas, are dependent on tariffs or other regulatory structures that allow regulatory authorities to periodically review the prices such businesses charge customers and the other terms and conditions under which services and products are offered. Other key businesses expected to be a part of Prisma, such as Accroven, Cuiaba, and Trakya, rely on long-term contracts with governmental or quasi-governmental entities for all or substantially all of their revenues. Because of political or other pressures, including those discussed above, regulatory authorities may set rates that do not provide a meaningful rate of return on amounts invested or allow for a sufficient recovery of operating costs or may otherwise not respect the contractual frameworks upon which some of the transferred business were developed and are currently operated. For example, Elektro's concession agreement provides that its terms can be changed by the government in certain cases to re-establish "financial and economic equilibrium." However, neither the standards nor the mechanics for this process are clearly specified and any such change could be effected in a manner adverse to Elektro's interest. In addition, in Brazil, certain government-appointed officials have questioned certain contractually fixed terms of the Cuiaba project's power sales agreement with a government-controlled entity. In 2001 and 2002 in Turkey, a New Energy Market Law and related regulations were adopted and a new regulatory body created to liberalize the electricity market. The new law and regulations do not exempt existing generators from its requirements and the new regulator has been confrontational with the Trakya project, expressing its intention to abrogate or renegotiate existing contracts in favor of the new regulatory regime. The abrogation or renegotiation of any of the long-term contracts of a business would likely lead to significantly lower revenues for such business.

                  c. POLITICAL INSTABILITY, CIVIL UNREST, AND REGIME CHANGE. Prisma may suffer losses as a result of political instability, civil unrest, and regime change. The political and social conditions in many of the countries where the transferred businesses are located present many risks, such as civil strife, guerrilla activities, insurrection, border disputes, leadership succession turmoil, war, expropriation, and nationalization, that are generally greater than risks in the United States. For example, the revelations of nuclear weapons capabilities in North Korea have increased regional tensions and harmed the investment environment in South Korea and may harm the financial results of SK-Enron. Also, general strikes in Venezuela in late 2002 left Vengas with a drastically reduced supply of LPG for almost a month and caused PdVSA to be delinquent in payments to Accroven. Continuing political turmoil in Venezuela and in other countries may continue to harm the financial results of the transferred businesses.

                  Changes in governments, even through democratic elections, have caused, and may in the future cause, losses for some of the transferred businesses as a result of the uncertainty they create. Changes in governments in foreign countries frequently result in greater regulatory changes than do changes in administrations in the United States.

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

                  d. DEVALUATIONS OF FOREIGN CURRENCIES. Prisma may suffer losses as a result of devaluations in the currencies of the countries in which it is expected to operate. The revenues of some of the key businesses expected to be a part of Prisma, including SK-Enron, Elektro, and Vengas, are collected substantially or exclusively in the relevant local currency. In such cases, a strengthening of the U.S. dollar relative to such local currency will reduce the amount of cash flow and net income of such business in U.S. dollar terms. Such devaluations will also diminish the asset base in U.S. dollar terms on which businesses subject to rate of return tariff regulation, such as SK-Enron and Elektro, are allowed to earn a regulated return. Certain countries where Prisma will derive significant revenue and be exposed to these risks, including Brazil and Venezuela, have experienced moderate to severe devaluations of the local currency in recent years. The results of Elektro and Vengas have been materially reduced in U.S. dollar terms as a result and will continue to be reduced to the extent the relevant local currency continues to decline in value relative to the U.S. dollar.

                  Currency devaluation risk is further exacerbated when a business has borrowed funds or has significant payment obligations in one type of currency but receives revenue in another. This is the case with Elektro, which has dollar-denominated loans and dollar-denominated payment obligations under a long-term PPA. In such cases, an adverse change in exchange rates will erode the capital of such business and reduce its ability to meet debt service or other payment obligations or to obtain dollar-denominated goods and services.

                  In some cases the contractual agreements that are the sources of revenue of the transferred businesses provide for payments to be made in, or indexed to, U.S. dollars or a currency freely convertible into U.S. dollars. No assurance can be given, however, that these structures will continue to be effective in all cases or that any given counterparty will be able to obtain acceptable currency to meet its obligations or that these structures will not adversely affect the credit risk of any given counterparty. Other than these contractual arrangements, it is not anticipated that Prisma will be able to hedge against devaluation risks in a cost-effective matter.

                  e. INABILITY TO REMIT OR CONVERT PROFITS. Prisma may not receive dividends or other distributions from the transferred businesses because of exchange controls or similar government regulations restricting currency conversion or repatriation of profits. Economic and monetary policies and conditions in a given country and other factors could affect Prisma or its businesses' ability to convert local currency into U.S. dollars or to remit funds out of the foreign country. Furthermore, the central banks of most foreign countries have the ability to suspend, restrict or otherwise impose conditions on foreign exchange transactions or to approve the remittance of currency into or out of the country. In several of the countries where Prisma is expected to operate, such controls and restrictions have historically been imposed and in others are currently being imposed. For example, Brazil imposed remittance restrictions for six months from late 1989 to early 1990, and Venezuela adopted a currency exchange regime in February 2003 that has yet to be fully implemented, but requires that all exchanges be made through the central bank at a set rate. As with devaluation risk discussed above, these risks can be mitigated only to a limited extent through contractual arrangements. Refer to
Section X.A.3.c(iii), "Vengas, S.A. (Vengas)" for further information on the currency exchange regime in place in Venezuela.

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

                  f. DIFFICULTY ENFORCING AND DEFENDING CONTRACTUAL AND LEGAL RIGHTS. Certain countries in which Prisma is expected to operate do not have well-developed legal or judicial systems and lack a well-developed, consolidated body of laws governing infrastructure businesses and foreign investment enterprises. In many jurisdictions in which Prisma is expected to operate, there is little if any precedent relating to the structures for such businesses. In addition, the administration of laws and regulations by government agencies in such countries may be subject to considerable discretion. As a result, Prisma and the businesses expected to be a part of Prisma may be unable to enforce their rights under material agreements and governmental rules and regulations.

                  While most of the transferred businesses have entered into agreements that require dispute resolution by international arbitration, such provisions may be difficult to enforce and may not provide the anticipated benefits, and awards resulting from such arbitration may be difficult or impossible to collect. Parties to agreements may try to use local courts to stay or otherwise frustrate arbitration proceedings. For example, despite contractual clauses requiring international arbitration, ENE's 50% partner in SK-Enron recently petitioned a local court and was successful in obtaining the court's permission to place a "preliminary attachment" lien, which was ultimately not enforced, on ENE's ownership interest in the business in an effort to obtain an advantage in resolving a shareholder disagreement.

                  Any awards obtained in arbitration are often difficult to enforce, both because of procedural difficulties and because it is often difficult to find assets that can be levied against in jurisdictions where such an award will be enforced by local courts. In addition, many of the transferred businesses' contracts have counterparties that are sovereigns or other governmental entities, the assets of which are sometimes deemed to be immune from execution. International arbitration or litigation in foreign countries can be a very costly and lengthy process. Even if a transferred business receives an arbitral award or judgment in its favor, it may be unable to collect on such award or judgment to recoup its losses.

                  g. LITIGATION, REGULATORY PROCEEDINGS, AND INVESTIGATIONS. Current and future litigation, regulatory proceedings, and governmental audits and investigations could, individually or in the aggregate, have a material and adverse impact on Prisma. For a description of current litigation, regulatory proceedings and governmental investigations that involve or may involve Prisma and its subsidiaries and affiliates, refer to Sections IX.A.6., "Regulatory Environment" and X.C., "Legal Proceedings" for further information.

         2.       OPERATIONAL RISKS

                  a. UNINSURED PLANT AND EQUIPMENT FAILURES. The power generation businesses that are expected to be a part of Prisma use complex technologies in their operations. A number of these businesses may experience plant and equipment failures that last for extended periods of time. For example, excessive vibration at the Trakya power plant led to an unscheduled outage lasting 92 days beginning in January 2002 and the catastrophic failure of a combustion turbine at the Cuiaba power plant led to a partial unscheduled outage lasting 204 days beginning in August 2001. While it is expected that Prisma will maintain insurance to cover most equipment failures, it will not be able to cover every potential risk and loss. In addition, the deductible waiting period under business interruption policies requires a set period of days to pass prior to receiving benefits from the policies. Prisma may suffer material losses if an equipment failure occurs that is incapable of repair or remedy for an extended period of time, or if that equipment or failure is uninsurable.

                  b. DIFFICULTIES OBTAINING INSURANCE. Prisma may not be able to obtain all customary, desirable, or required insurance on reasonable terms or at all. The market for insurance has changed dramatically in recent years, as a result of the events of September 11, 2001, recent political upheavals, the rise of terrorism, and the armed conflicts in Afghanistan and Iraq. Costs for many types of insurance, such as terrorism insurance, business interruption insurance, and other disaster-based coverage, have risen significantly. Many of the businesses expected to be a part of Prisma have seen their insurance premiums and deductible amounts increase dramatically since 2001. In the future, Prisma may have to spend even greater amounts for insurance premiums, possibly for less coverage. In some cases, such insurance may not be available on commercially reasonable terms for certain businesses, which could have an adverse effect on Prisma's financial condition in the event of an uninsured casualty. Further, many of Prisma's project financings require specific levels of certain insurance. A failure to obtain the required insurance has put, and could in the future put additional, financings in default.

                  c. CONCENTRATION OF CUSTOMERS AND SUPPLIERS. Certain of the transferred businesses rely upon one or a limited number of customers that provide all or substantially all of the business's revenue and/or a limited number of suppliers to provide LPG, natural gas, liquid fuel of various types, and other services required for the operation of the business. Prisma's customers, in turn, are also dependent on transmission and delivery systems to deliver the product to the end-users. The failure of these systems may make Prisma's customers less willing or able to make required payments to Prisma.

                  In certain cases there are long-term purchase or supply agreements and the financial performance of a particular business is dependent upon the continued performance by a customer or supplier of its obligations under such long-term agreement. As a result of the failure of a major customer or supplier to meet its contractual obligations, the affected business may be in default under loan or other agreements, and such business may be unable to meet current debt service obligations or operating expenses and financial results could be materially adversely affected. Any such circumstance that became chronic or prolonged could result in the loss of all economic value from such business for Prisma.

                  In a number of cases, a transferred business's sole supplier or customer is a government-owned entity. In such cases contractual dealings can be more difficult and could become politicized. The government-owned entity may act in accordance with political objectives and not on commercially reasonable terms. For example, the government-owned entity may use its position to force the renegotiation of long-term purchase or supply agreements when market forces cause the underlying economics of an agreement to no longer favor the government-owned entity. Such renegotiation would result in a loss of value from such contracts for the transferred business.

         3.       STRUCTURAL RISKS

                  a. INABILITY TO CONTROL TRANSFERRED BUSINESSES. Prisma will own interests in and manage its businesses exclusively through subsidiaries. Prisma will have varying degrees of management control over the operation of its businesses because Prisma's ownership may vary anywhere from 100% to significantly less than 50%. Refer to the ownership charts in X.A.3., "Transferred Businesses" for further information about each business segment. In some joint venture subsidiaries, Prisma is able to exert a significant degree of influence with respect to the management and operation of the business through contractual agreements granting operating authority to Prisma or its wholly owned subsidiaries, the right through shareholder or other governance agreements to appoint the officers of the joint venture and the right to fill positions on boards of directors or management committees. In certain other joint venture subsidiaries, Prisma's ability to exert influence is more limited. Even in subsidiaries where Prisma has significant rights, actions with respect to many significant matters require the consent of other joint venture parties or equity holders or their representatives and Prisma is not in a position to direct the outcome of many matters related to the underlying businesses. Where Prisma can nominate or appoint officers or directors of a given legal entity, such persons may owe a fiduciary duty to all stakeholders of such entity and will not be able to act solely in the interest and at the direction of Prisma. To the extent the interests of such entity, its other shareholders or its lenders are inconsistent with those of Prisma, the actions of such officers and directors in fulfilling their fiduciary duties may adversely affect the value of Prisma's equity interests in the entity.

                  Although Prisma will seek to establish centralized internal controls and procedures, including standards of internal accounting control, for each business in which it owns an interest, because of its limited control over certain businesses, these efforts may not always be successful. Prisma may not be able to ensure that internal accounting controls are adequate in businesses that it does not control. In addition, varying business cultures and practices in the 14 countries in which Prisma expects to own interests may make it difficult to implement and monitor adequate internal controls regardless of Prisma's ownership in or control over any business.

                  There is a danger that transferred businesses with divided ownership, such as SK-Enron and the 50/50 joint venture between Prisma and Shell with respect to Cuiaba, will reach a deadlock in the decision-making process, which could adversely affect the operation of those businesses, possibly for an extended period. The resolution of such a deadlock in some of Prisma's businesses requires the operation of buy-sell procedures, which allow one owner to set a price at which the other owner is required either to sell its interest or buy the other owner's interest. In any such case, there is a risk that such a deadlock could arise at a time when Prisma does not have sufficient funds available to buy out another partner and therefore would be required to sell its interest even if it believed that the price specified was not representative of the value of the interest Prisma held. In addition, any such forced transfer could have significant negative tax or accounting implications for Prisma.

                  b. RELIANCE ON SUBSIDIARIES FOR DIVIDENDS AND DISTRIBUTIONS. Substantially all of Prisma's cash flow will be dependent upon the receipt of cash dividends and distributions or other transfers from its subsidiaries. Prisma's subsidiaries will be separate and distinct legal entities that in certain instances have no obligation, contingent or otherwise, to make any funds available to Prisma, whether by dividends, loans or other payments. For example, SK-Enron has historically reinvested its earnings and not paid dividends pursuant to the terms of a shareholders agreement that obligates the parties to minimize dividends. In addition, Cuiaba uses a substantial portion of all available earnings to pay loans to ENHBV, an ENE affiliate that may not be transferred to Prisma. Accroven has not been able to pay dividends because it has not achieved project completion (as defined in its financing documents). Prisma will be unable to unilaterally cause dividends or distributions to be made from many of the transferred businesses in which it owns less than a 100% interest. In addition, each subsidiary's ability to pay dividends to Prisma depends on any statutory or contractual restrictions that may be applicable to such subsidiary, which may include requirements to maintain minimum levels of working capital and other assets. Included in such contractual restrictions are the debt agreements of certain subsidiaries that restrict their ability to pay dividends, make distributions, or otherwise transfer funds to Prisma. In addition, a substantial amount of the assets of certain of Prisma's subsidiaries have been pledged as collateral under such debt agreements. To the extent Prisma's subsidiaries do not have funds available or are otherwise restricted from paying dividends to Prisma, its ability to pay dividends on its common stock will be adversely affected. Dividend policies may also be impacted by withholding taxes and other tax treatment that may make it disadvantageous to pay dividends.

                  c. TRANSFER RESTRICTIONS. Most of the transferred businesses are subject to transfer restrictions running in favor of co-sponsors, financing parties, governmental agencies issuing required approvals, off-takers, and others. While Prisma is expected to own and operate or otherwise participate in the management of all of the businesses initially contributed to Prisma, should it desire to sell any in the future, it may need to obtain a consent or waiver of any such restrictions applicable to the business to be sold. The existence of such transfer restrictions may make it more difficult for Prisma to sell its interests and may adversely affect the price at which it may be able to sell its interests.

                  d. CONCENTRATION OF REVENUES. Prisma's results will be disproportionately affected by the results of a few of its largest businesses. It is estimated that SK-Enron and Elektro will represent a material portion of Prisma's revenues, which leaves it disproportionably vulnerable to any negative developments that may arise with respect to those businesses or in South Korea or Brazil.

         4.       TAX RISKS

                  a. TAX TREATIES. Prisma's ability to repatriate the maximum amount of earnings from the various foreign jurisdictions in which its projects conduct activities may be affected by whether income tax treaty benefits are available. The Cayman Islands does not have an income tax treaty network with other countries.

                  b. PASSIVE FOREIGN INVESTMENT COMPANY. For U.S. federal income tax purposes, Prisma is a "foreign corporation." A foreign corporation is classified as a PFIC for federal income tax purposes in any taxable year in which, after taking into account its pro-rata share of the gross income and assets of any company, U.S. or foreign, in which such foreign corporation is considered to own 25% or more of the shares by value, either (i) 75% or more of its gross income in the taxable year is passive income, or (ii) 50% or more of its assets (averaged over the year and ordinarily determined based on fair market value) are held for the production of, or produce, passive income.

                  The Debtors do not anticipate that Prisma will be a PFIC for its first taxable year and, based on Prisma's current business plan, do not anticipate that Prisma will become a PFIC. However, because the Debtors' expectations are based, in part, on interpretations of existing law as to which there is no specific guidance, and because the tests for PFIC status are applied annually, there can be no assurance that Prisma will not be treated as a PFIC. If Prisma is, or becomes, a PFIC, certain shareholders thereof may be subject to adverse U.S. federal income tax consequences upon receipt of distributions from Prisma or upon realizing a gain on the disposition of shares of Prisma Common Stock, including taxation of such amounts as ordinary income (which does not qualify for the reduced 15% tax rate applicable to certain "qualified dividend income") and the imposition of an interest charge on the resulting tax liability as if such ordinary income accrued over such shareholders' holding period for the Prisma Common Stock.

                  Holders of Claims who may receive Prisma Common Stock under the Plan are urged to consult their own tax advisers regarding income derived from holding or disposing of Prisma Common Stock.

                  c. TAX DETERMINATIONS. The businesses to be transferred to Prisma have taken tax positions on many issues and with respect to each of the various jurisdictions in which they may be subject to taxation. Although such transferred businesses believe that such positions are correct, no assurance can be given that taxing authorities will not take a contrary view on any of a number of issues that could have a material adverse effect on the results of Prisma.

                  d. DIFFERENCES IN VALUATION. Upon the transfer of assets (most of which are contracts rights and as such are considered intangibles for U.S. tax purposes) to Prisma, U.S. gain is likely to be recognized in the amount of the difference between the fair market value of the contract rights and the tax basis in either the stock or assets transferred. There is a risk of valuation controversy with the IRS. However, in view of the amount of the Debtors' NOL, the Debtors believe that no material amount of federal income tax liability could result from such controversy. For a discussion of the Debtors' NOL, refer to Section XV., "Certain Material Federal Income Tax Consequences of the Plan".

         5.       OTHER RISKS

                  a. CONTRACTUAL AND REGULATORY DISPUTES. Certain of Prisma's subsidiaries are currently involved in material disputes with regulatory authorities, partners, or contractual counterparties and have taken tax positions that may be subject to dispute. The outcome of these disputes could have a material adverse impact on Prisma's financial condition and on the operation of Prisma's business. Refer to Sections X.A.3., "Transferred Businesses" and X.C., "Legal Proceedings" for further information on such disputes.

                  b. THIRD-PARTY CONSENT TO TRANSFER OF BUSINESSES. At the current time, no operating businesses or assets have been transferred to Prisma. Various approvals and consents of third parties (including governmental authorities) will be needed before the businesses described in this Disclosure Statement can be transferred to Prisma as contemplated by the Plan.

There can be no assurance that all or any of such approvals or consents can be obtained. Refer to Section X.A.2., "Risk Factors" for additional information regarding consents required. If any required approval or consent cannot be obtained, then at the discretion of ENE, subject to the consent of the Creditors' Committee as contemplated in the Plan, such business will not be transferred to the ownership of Prisma and, instead, will remain, directly or indirectly, with ENE. Refer to Section VII.C.1., "Categories of Remaining Assets" for further information. As a result, it is possible that Prisma's businesses may not include all of the transferred businesses described in this Disclosure Statement. In addition, it is possible that any consents or approvals that are given could contain conditions or limitations that could adversely affect Prisma's ability to operate and manage its business, or adversely affect its financial results.

                  Some business may be transferred to Prisma without obtaining certain third party consents that such third parties assert are required to effect such transfer. Transfers without such consents may result in litigation that could have substantial financial consequences to Prisma and the Debtors.

                  c. INVESTMENT COMPANY ACT OF 1940. The Investment Company Act requires the registration of, and imposes various substantive restrictions on, certain companies that engage primarily, or propose to engage primarily, in the business of investing, reinvesting or trading in securities, or that fail certain tests regarding the composition of assets and sources of income and are not primarily engaged in businesses other than investing, holding, owning, or trading securities. Based on a preliminary analysis, which assumed that all of the businesses to be transferred to Prisma as described in this Disclosure Statement are in fact transferred, Prisma believes that it will not be required to register as an "investment company" under the Investment Company Act. There can be no assurance, however, that (i) a change in the mix of businesses to be transferred to Prisma or any subsequent information will not change this analysis, or (ii) the SEC will not otherwise determine that Prisma is an "investment company" required to register under the Investment Company Act. If Prisma were required to register as an investment company under the Investment Company Act, it would become subject to substantial regulations with respect to its capital structure, management, operations, transactions with affiliates, and other matters. Registration as an investment company under the Investment Company Act would have a material adverse effect on Prisma.

J.       LITIGATION TRUST RISKS

                  In addition to the risk factors enumerated above, the Litigation Trust and the Special Litigation Trust are subject to the following risk:

         1.       NONOCCURRENCE OF DISTRIBUTIONS

                  Distributions from the Litigation Trust and the Special Litigation Trust will be dependent upon the success of the Litigation Trust Claims and Special Litigation Trust Claims and the proceeds of such Litigation Trust Claims and Special Litigation Trust Claims being in excess of the liabilities, obligations, and expenses of the Litigation Trust and Special Litigation Trust, as the case may be. The Debtors can make no assurances that there will be any distributions from the Litigation Trust or the Special Litigation Trust.

        XV. CERTAIN MATERIAL FEDERAL INCOME TAX CONSEQUENCES OF THE PLAN

   CAPITALIZED TERMS USED THROUGHOUT THIS DISCLOSURE STATEMENT ARE DEFINED IN APPENDIX A: "MATERIAL DEFINED TERMS FOR ENRON DISCLOSURE STATEMENT" ATTACHED
                                     HERETO.

                  The following discussion summarizes certain material federal income tax consequences of the implementation of the Plan to the Debtors and to certain holders of Allowed Claims. This summary does not address the federal income tax consequences to holders of Claims who are deemed to have rejected the Plan in accordance with the provisions of section 1126(g) of the Bankruptcy Code (i.e., holders of Enron Subordinated Debenture Claims (Class 183), Subordinated Claims (Classes 376-382), Enron Preferred Equity Interests (Class 383), Enron Common Equity Interest (Class 384), and Other Equity Interests (Class 385)) or holders whose Claims are entitled to payment in full in Cash or are otherwise unimpaired under the Plan and to holders of Claims who are deemed to have accepted the Plan (i.e., holders of Allowed Administrative Expense Claims, Allowed Priority Claims and Allowed Secured Claims and Intercompany Claims). Additionally, this summary does not address the federal income tax consequences to holders of Allowed Intercompany Claims or to Settling Former Employees.

                  This summary is based on the IRC, existing and proposed Treasury Regulations, judicial decisions, and published administrative rules and pronouncements of the IRS as in effect on the date hereof, all of which are subject to change, possibly on a retroactive basis. Any such change could significantly affect the federal income tax consequences described below.

                  The federal income tax consequences of the Plan are complex and are subject to significant uncertainties. The Debtors have not requested an opinion of counsel with respect to any of the tax aspects of the Plan. While the Debtors have filed ruling requests with the IRS concerning certain, but not all, of the federal income tax consequences of the Plan, there is no assurance that a favorable ruling will be obtained, and the consummation of the Plan is not conditioned upon the issuance of such rulings.

                  This summary does not address state, local or foreign income or other tax consequences of the Plan, nor does it purport to address the federal income tax consequences of the Plan to special classes of taxpayers (such as non-U.S. persons, broker-dealers, banks, mutual funds, insurance companies, financial institutions, thrifts, small business investment companies, regulated investment companies, tax-exempt organizations, persons holding equity interests of any of the Operating Entities as part of a hedging, straddle, conversion or constructive sale transaction or other integrated investments, traders in securities that elect to use a mark-to-market method of accounting for their security holding, certain expatriates, or former long term residents of the United States, persons who receive equity interests of any of the Operating Entities as compensation, holders of 10% or more of the voting power (directly, indirectly or constructively) of Prisma, or pass-through entities or investors in pass-through entities).

                  ACCORDINGLY, THE FOLLOWING SUMMARY IS FOR INFORMATIONAL PURPOSES ONLY AND IS NOT A SUBSTITUTE FOR CAREFUL TAX PLANNING AND ADVICE BASED UPON THE PARTICULAR CIRCUMSTANCES PERTAINING TO A HOLDER OF A CLAIM. EACH HOLDER OF

A CLAIM IS URGED TO CONSULT ITS OWN TAX ADVISORS FOR THE FEDERAL, STATE, LOCAL AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES APPLICABLE TO IT UNDER THE PLAN.

A.       CONSEQUENCES TO THE DEBTORS

                  For federal income tax purposes, ENE is the parent of an affiliated group of corporations that includes certain of the Debtors and certain of their corporate subsidiaries that join in the filing of a consolidated federal income tax return. This group of corporations, the ENE Tax Group, has reported substantial consolidated NOL carryforwards for federal income tax purposes as of December 31, 2002. In addition, the Debtors expect that the ENE Tax Group will incur additional losses during the taxable year ending December 31, 2003, which the Debtors expect will generate additional NOL carryforwards for the ENE Tax Group as of December 31, 2003. The amount of such NOLs and NOL carryforwards remains subject to review and adjustment by the IRS and to the application of Sections 108 and 382 of the IRC.

                  If the Debtors remain in existence following the Effective Date, the sole purpose of their remaining in existence will be the winding-up of their affairs. Accordingly, the Debtors intend to treat the Plan as a plan of liquidation for federal income tax purposes. As discussed below, due to the lack of direct authoritative guidance as to the survival and utilization of NOL carryforwards and the timing of recognition of cancellation of indebtedness in the context of a plan of liquidation there is a risk that certain of the Debtors' favorable tax attributes (such as any losses incurred through the end of the taxable year in which the Plan becomes effective, NOL carryforwards, and tax basis) may be substantially reduced, eliminated, or subjected to significant limitations as the result of implementation of the Plan. The Debtors believe that, notwithstanding the potential for attribute reduction, elimination or limitation, implementation of the Plan should not cause them to incur a material amount of federal income tax so long as they have disposed of substantially all of their assets on or prior to the earlier of (a) the earliest date on which an "ownership change" (within the meaning of Section 382 of the IRC, as discussed below) occurs or (b) the last day of the taxable year that includes the earliest date on which they are treated, for federal income tax purposes, as having a discharge of a material amount of indebtedness (as discussed below). The Debtors' objective is to implement the Plan in a manner that will cause them to have disposed of substantially all of their assets on or prior to the earlier of these dates; however, there can be no assurance that the Debtors will achieve this objective because (i) there is a lack of direct authoritative guidance as to when these dates occur and (ii) certain of the Debtors' assets are subject to transfer restrictions (including the possible requirement for governmental or third-party private consents) that may prevent their timely disposition by the Debtors. Moreover, even if the Debtors are successful in implementing the Plan in a manner that would not cause them to incur a material amount of federal income tax, the Debtors expect that the implementation of the Plan will result in the Disputed Claims Reserve holding substantial assets. The Debtors expect that the Disputed Claims Reserve will be subject to tax on its income as a taxpayer separate from the Debtors, which tax would be determined without the benefit of tax attributes of the Debtors. Such income taxes, which may be material, will be borne by the applicable holders of Allowed Claims receiving distributions from the Disputed Claims Reserve. Refer to Section XV.B.5., "Treatment of Disputed Claims Reserve".

         1.       CANCELLATION OF DEBT

                  The IRC provides that a debtor in a bankruptcy case must reduce certain of its tax attributes - such as NOL carryforwards, current year NOLs, tax credits, and tax basis in assets - by the amount of any COD that arises by reason of the discharge of the debtor's indebtedness. Under recently issued Treasury Regulations (as well as proposed tax legislation) the reduction in certain tax attributes (such as NOL carryforwards) occurs on a consolidated basis where, as in the case of the Debtors who are members of the ENE Tax Group, a consolidated federal income tax return is filed. COD is the amount by which the adjusted issue price of indebtedness discharged exceeds the amount of cash, the issue price of any debt instrument and the fair market value of any other property given in exchange therefor, subject to certain statutory or judicial exceptions that can apply to limit the amount of COD (such as where the payment of the cancelled debt would have given rise to a tax deduction).

                  If the amount of such a debtor's COD is sufficiently large, it can eliminate these favorable tax attributes; to the extent the amount of COD exceeds the amount of such tax attributes, the excess COD has no adverse federal income tax consequence. Any reduction in tax attributes under these rules does not occur until the end of the taxable year after such attributes have been applied to determine the tax in the year of discharge or, in the case of asset basis reduction, the first day of the taxable year following the taxable year in which the COD occurs.

                  The Debtors believe that the implementation of the Plan should not cause them to incur a material amount of federal income tax by reason of COD so long as they have disposed of substantially all of their assets on or prior to the last day of the taxable year that includes the earliest date on which they are treated, for federal income tax purposes, as recognizing a material amount of COD. The Debtors' objective is to implement the Plan in a manner that will cause them to have disposed of substantially all of their assets on or prior to such date; however, there can be no assurance that the Debtors will achieve this objective because (i) there is a lack of direct authoritative guidance as to when such date occurs and (ii) certain of the Debtors' assets are subject to transfer restrictions (including the possible requirement for governmental or third-party private consents) that may prevent their timely disposition by the Debtors. The Debtors have filed a ruling request with the IRS regarding the applications of the COD rules to the Debtors in the context of the Plan. However, there is no assurance that a favorable ruling will be obtained.

         2.       LIMITATIONS ON NOL CARRYFORWARDS AND OTHER TAX ATTRIBUTES

                  a. SECTION 382 LIMITATIONS - GENERAL. Under Section 382 of the IRC, if a corporation (or consolidated group) undergoes an "ownership change," the amount of its pre-change losses (including NOL carryforwards from periods before the ownership change and certain losses or deductions which are "built-in," (i.e., economically accrued but unrecognized), as of the date of the ownership change) that may be utilized to offset future taxable income generally is subject to an annual limitation.

                  Subject to the business continuation requirement discussed below, the amount of this Annual Limitation is equal to the product of (i) the fair market value of the stock of the corporation (or, in the case of a consolidated group, the common parent) immediately before the ownership change (with certain adjustments) multiplied by (ii) the "long-term tax-exempt rate," which is the highest of the adjusted federal long-term rates in effect for any month in the

3-calendar-month period ending with the calendar month in which the ownership change occurs. For a corporation (or consolidated group) in bankruptcy that undergoes the ownership change pursuant to a confirmed bankruptcy plan, the stock value generally is determined immediately after (rather than before) the ownership change by taking into account the surrender or cancellation of creditors' claims, also with certain adjustments. The Annual Limitation can potentially be increased by the amount of certain recognized built-in gains.

                  Notwithstanding the foregoing general rule, however, if the corporation (or the consolidated group) does not continue its historic business or use a significant portion of its historic assets in a new business for two years after the ownership change, the Annual Limitation resulting from the ownership change is zero (potentially increased by certain recognized built-in gains).

                  As indicated above, the Annual Limitation does not only limit the amount of NOL carryforward that can be utilized after an ownership change occurs, it can also operate to limit the deductibility of built-in losses recognized subsequent to the date of the ownership change. If a loss corporation (or consolidated group) has a net unrealized built-in loss at the time of an ownership change (taking into account most assets and items of "built-in" income and deduction), then any built-in losses recognized during the following five years (up to the amount of the original net unrealized built-in loss) generally will be treated as pre-change losses and similarly will be subject to the Annual Limitation. Conversely, if the loss corporation (or consolidated group) has a net unrealized built-in gain at the time of an ownership change, any built-in gains recognized during the following five years (up to the amount of the original net unrealized built-in gain) generally will increase the Annual Limitation in the year recognized, such that the loss corporation (or consolidated group) would be permitted to use its pre-change losses against such built-in gain income in addition to its regular annual allowance. Although the rule applicable to net unrealized built-in losses generally applies to consolidated groups on a consolidated basis, certain corporations that join the consolidated group within the preceding five years may not be able to be taken into account in the group computation of net unrealized built-in loss. Such corporations would nevertheless still be taken into account in determining whether the consolidated group has a net unrealized built-in gain. In general, a loss corporation's (or consolidated group's) net unrealized built-in gain or loss will be deemed to be zero unless it is greater than the lesser of (i) $10 million or (ii) 15% of the fair market value of its assets (with certain adjustments) before the ownership change.

                  b. SECTION 382 LIMITATIONS - POSSIBLE APPLICATION TO THE ENE TAX GROUP. In light of the foregoing, the ENE Tax Group's ability to utilize certain NOLs (and carryforwards thereof) and certain other tax attributes would be potentially subject to limitation if ENE were to undergo an "ownership change" within the meaning of Section 382 of the IRC by reason of the implementation of the Plan (or otherwise). Although there is a lack of direct authoritative guidance on this point, the Debtors intend to take the position that because the Plan is a plan of liquidation for federal income tax purposes, neither its confirmation nor consummation will cause the holders of Claims to be deemed to have acquired stock, or the shareholders to be deemed to have surrendered stock so that there will not have been an ownership change for purposes of Section 382 of the IRC. If, notwithstanding this position, an ownership change were to occur, the Debtors could incur a material amount of federal income tax in connection with the implementation of the Plan unless (1) the Debtors' assets are distributed pursuant to the Plan on or before the date of such ownership change or (2) the amount of the Annual Limitation (taking into account the increase therein for certain recognized built-in gains) is large enough to permit the ENE Tax Group to utilize an amount of NOL carryforwards (and other attributes) sufficient to offset such income tax.

                  The Debtors believe that the implementation of the Plan should not cause them to incur a material amount of federal income tax by reason of the application of Section 382 of the IRC so long as they have disposed of substantially all of their assets on or prior to the earliest date on which an "ownership change" (within the meaning of Section 382 of the IRC) occurs. The Debtors' objective is to implement the Plan in a manner that will cause them to have disposed of substantially all of their assets on or prior to such date; however, there can be no assurance that the Debtors will achieve this objective because (i) there is a lack of direct authoritative guidance as to when such date occurs and (ii) certain of the Debtors' assets are subject to transfer restrictions (including the possible requirement for governmental or third party private consents) that may prevent their timely disposition by the Debtors. In the event that the Debtors are unable to achieve this objective, a material amount of income tax could be incurred. The Debtors have filed a ruling request with the IRS regarding the application of IRC Section 382 to the Debtors in the context of the Plan. The IRS issued a favorable ruling in response to the Debtors' ruling request in the context of the previously filed versions of the Plan which differ in certain respects from the Plan. The Debtors intend to request confirmation from the IRS that the previously issued ruling is applicable in the context of the Plan. However, there is no assurance that such confirmation will be obtained.

         3.       ALTERNATIVE MINIMUM TAX

                  In general, a federal alternative minimum tax is imposed on a corporation's alternative minimum taxable income at a 20% tax rate to the extent such tax exceeds the corporation's regular federal income tax. For purposes of computing taxable income for alternative minimum tax purposes, certain tax deductions and other beneficial allowances are modified or eliminated. For example, a corporation is generally not allowed to offset more than 90% of its taxable income for federal alternative minimum tax purposes by available NOL carryforwards.

                  In addition, if a corporation (or consolidated group) undergoes an "ownership change" within the meaning of Section 382 of the IRC and is in a net unrealized built-in loss position (as determined for federal alternative minimum tax purposes) on the date of the ownership change, the corporation's (or consolidated group's) aggregate tax basis in its assets would be reduced for certain federal alternative minimum tax purposes to reflect the fair market value of such assets as of the change date.

                  Any federal alternative minimum tax that a corporation pays generally will be allowed as a nonrefundable credit against its regular federal income tax liability in future taxable years to the extent the corporation is no longer subject to federal alternative minimum tax.

                  Except as described above, the Debtors believe that the implementation of the Plan should not cause them to incur a material amount of federal alternative minimum tax so long as they have disposed of substantially all of their assets on or prior to the earlier of (a) the earliest date on which an "ownership change" (within the meaning of Section 382 of the IRC, as discussed above) occurs or (b) the last day of the taxable year that includes the earliest date on which they are treated, for federal income tax purposes, as having a discharge of a material amount of indebtedness (as discussed above). The Debtors' objective is to implement the Plan in a manner that will cause them to have disposed of substantially all of their assets on or prior to the earlier of these dates; however, there can be no assurance that the Debtors will achieve this objective because (i) there is a lack of direct authoritative guidance as to when these dates occur and (ii) certain of the Debtors' assets are subject to transfer restriction (including the possible requirement for governmental or third party private consents) that may prevent their timely disposition by the Debtors. Moreover, even if the Debtors accomplish the foregoing objectives, alternative minimum tax liability could be incurred if, pursuant to the Plan, the stock of PGE or a subsidiary of CrossCountry is transferred in a manner that enables the company whose stock is transferred to increase its basis in its assets for federal income tax purposes; however, the Debtors do not anticipate that they would effect such a transaction unless it were determined to maximize the value of these assets taking into account the effect of any applicable alternative minimum tax.

B.       CONSEQUENCES TO THE HOLDERS OF CERTAIN CLAIMS

         1.       CONSEQUENCES TO HOLDERS OF CONVENIENCE CLAIMS

                  Pursuant to the Plan, holders of Allowed Convenience Claims (in Classes 191 to 375) will receive Cash in satisfaction and discharge of their Claims. Refer to Section XV.B.2., "Consequences to Holders of General Unsecured Claims and Guaranty Claims" for information relevant to holders of Allowed Convenience Claims that elect to have such Claims treated as General Unsecured Claims.

                  In general, each holder of an Allowed Convenience Claim will recognize gain or loss in an amount equal to the difference between (i) the amount of Cash received by such holder in satisfaction of its Claim (other than any Claim for accrued but unpaid interest) and (ii) the holder's adjusted tax basis in its Claim (other than any Claim for accrued but unpaid interest). Refer to Section XV.B.3., "Distributions in Discharge of Accrued But Unpaid Interest" for a discussion of the tax consequences of any Claims for accrued interest.

                  Where gain or loss is recognized by a holder, the character of such gain or loss as long-term or short-term capital gain or loss or as ordinary income or loss will be determined by a number of factors, including the tax status of the holder, whether the Claim constitutes a capital asset in the hands of the holder and how long it has been held, whether the Claim was acquired at a market discount, and whether and to what extent the holder previously had claimed a bad debt deduction.

                  A holder that purchased its Claim from a prior holder at a market discount may be subject to the market discount rules of the IRC. Under those rules, assuming that the holder has made no election to amortize the market discount into income on a current basis with respect to any market discount instrument, any gain recognized on the exchange of such Claim (subject to a de minimis rule) generally would be characterized as ordinary income to the extent of the accrued market discount on such Claim as of the date of the exchange.

                  Each holder of an Allowed Convenience Claim should consult its own tax advisor to determine the character of any gain or loss recognized by it in connection with the implementation of the Plan.

         2. CONSEQUENCES TO HOLDERS OF GENERAL UNSECURED CLAIMS AND GUARANTY CLAIMS

                  a. GAIN OR LOSS - GENERALLY. In general, holders of Allowed General Unsecured Claims (Classes 3-182) and holders of Guaranty Claims (Classes 185-189) will recognize gain or loss in an amount equal to the difference between (i) such holder's "amount realized" in respect of its Claim, which is the amount of cash and the fair market value of any property (including, as discussed below, amounts (other than certain earnings) received from the Disputed Claims Reserve and such holder's undivided interest in the assets transferred to certain trusts (to the extent such trusts are established), received by the holder in satisfaction of its Claim (other than amounts that are in respect of any Claim for accrued but unpaid interest, and amounts required to be treated as imputed interest (refer to Section XV.B.2.b., "Gain or Loss - Imputed Interest" and (ii) the holder's adjusted tax basis in its Claim (other than any Claim for accrued but unpaid interest). Refer to
Section XV.B.3., "Distributions in Discharge of Accrued But Unpaid Interest" for a discussion of the federal income tax consequences of any Claim for accrued interest. Refer to Section XV.B., "Consequences to the Holders of Certain Claims" for information relevant to holders of Allowed General unsecured Claims and Allowed Guaranty Claims that elect to have such claims treated as Convenience Claims.

                  As discussed below, each of the Litigation Trust, the Special Litigation Trust, the Operating Trusts, and the Remaining Assets Trust has been structured with the intention of qualifying as a "grantor trust" for federal income tax purposes (if any such trusts are established). Accordingly, the Debtors will treat each holder of an Allowed General Unsecured Claim or Allowed Guaranty Claim that receives an interest in one of the above-referenced trusts for federal income tax purposes as directly receiving, and as a direct owner of, its allocable percentage of the assets of the applicable trust. Refer to Section XV.B.4., "Tax Treatment of the Trusts and Holders of Beneficial Interests". Pursuant to the Plan, a good faith valuation of the assets of each trust as of the date of distribution of interests in such trust will be made, and the Debtors and the trustees of the trusts will use such valuations in filing any required reports or returns with the IRS. All holders of Allowed General Unsecured Claims and Allowed Guaranty Claims will be informed of such determination and are required by the Plan to use such valuations on tax returns and reports filed with the IRS.

                  Any amount that such a holder receives as a distribution from the Litigation Trust, the Special Litigation Trust, the Operating Trusts, and/or the Remaining Assets trust (to the extent any such trusts are established) in respect of its beneficial interests in the trust (other than as a result of a subsequent distribution from the Disputed Claim Reserve) should not be included, for federal income tax purposes, in such holder's amount realized in respect of its Claim but should be separately treated as a distribution received in respect of such holder's beneficial (ownership) interests in the applicable trust. Refer to Section XV.B.4., "Tax Treatment of the Trusts and Holders of Beneficial Interests".

                  b. GAIN OR LOSS - IMPUTED INTEREST. If distributions are made to a holder of an Allowed General Unsecured Claim or Allowed Guaranty Claim by the Debtors (and/or the Disputed Claims Reserve) subsequent to the Effective Date or on multiple dates, the imputed interest provisions of the IRC may apply to treat a portion of such distributions as interest for federal income tax purposes. Holders of such claims are urged to consult their tax advisors regarding the possible application of these imputed interest rules.

                  c. GAIN OR LOSS - EFFECT OF POTENTIAL FUTURE DISTRIBUTIONS. The possibility that a holder of an Allowed General Unsecured Claim or Allowed Guaranty Claim will receive distributions after the Effective Date can have tax consequences to such holders.

                           (i)      All distributions (whether or not received
on the Effective Date) to a holder of an Allowed General Unsecured Claim or Allowed Guaranty Claim (including distributions from the Disputed Claims Reserve (other than certain amounts attributable to earnings)) should be taxable to such holder in accordance with the principles discussed above in "Gain or Loss - Generally." As noted in "Gain or Loss - Imputed Interest" above, the imputed interest provisions of the IRC may apply to treat a portion of any subsequent distribution as imputed interest.

                           (ii)     It is possible that recognition of any loss
realized by a holder of an Allowed General Unsecured Claim or Allowed Guaranty Claim may be deferred until such holder can no longer receive future distributions under the Plan from the Disputed Claims Reserve and/or the Debtors.

                           (iii)    It is possible that any gain realized by a
holder of an Allowed General Unsecured Claim or Allowed Guaranty Claim in respect of distributions from the Debtors and/or the Disputed Claims Reserve may be deferred under the "installment method" of reporting. Such deferral of gain recognition may not be advantageous to a particular holder and, accordingly, holders of such claims should consider the desirability of making an election to forego the application of the installment method.

                           (iv)     Holders of Allowed General Unsecured Claims
and Allowed Guaranty Claims are urged to consult their tax advisors regarding the possibility for such deferral of recognition of gains and losses and the possibility of electing out of the installment method of reporting any gain realized in respect of their Claims.

                  d. GAIN OR LOSS - CHARACTER. Where gain or loss is recognized by a holder of an Allowed General Unsecured Claim or Allowed Guaranty Claim in respect of its Claim, the character of such gain or loss as long-term or short-term capital gain or loss or as ordinary income or loss will be determined by a number of factors, including the tax status of the holder, whether the Claim constitutes a capital asset in the hands of the holder and how long it has been held, whether the Claim was acquired at a market discount and whether and to what extent the holder had previously claimed a bad debt deduction. A holder of such a claim that purchased its Claim from a prior holder at a market discount may be subject to the market discount rules of the IRC. Under those rules, assuming that the holder has made no election to amortize the market discount into income on a current basis with respect to any market discount instrument, any gain recognized on the exchange of such Claim (subject to a de minimis rule) generally would be characterized as ordinary income to the extent of the accrued market discount on such Claim as of the date of the exchange. Holders of Allowed General Unsecured Claims and Allowed Guaranty Claims are urged to consult their tax advisors to determine the character of any gain or loss recognized in connection with the implementation of the Plan.

                  e. PROPERTY RECEIVED - TAX BASIS. In general, a holder's tax basis in any property received (including to the extent established the holder's undivided interest in the assets of the Litigation Trust, the Special Litigation Trust, the Operating Trusts, and/or the Remaining Assets Trust) will equal the fair market value of such property on the date of distribution, and the holding period for such property generally will begin the day following the date of distribution.

                  f. GAIN OR LOSS - CERTAIN HOLDERS WHOSE CLAIMS CONSTITUTE STOCK OR SECURITIES. If (1) a holder's Claim constitutes either "stock" or a "security" for federal income tax purposes, (2) the obligor under the Claim (x) is treated as a corporation for federal income tax purposes and
(y) is one of the entities that is treated, for federal income tax purposes, as transferring assets to Prisma or CrossCountry on or prior to the Effective Date, and (3) the assets so transferred by such corporation constitute "substantially all" of the assets of such corporation for federal income tax purposes, then such holder's federal income tax treatment may differ from the treatment described above. For such Holder, the formation of Prisma or CrossCountry may be treated as a tax-free reorganization for federal income tax purposes that would prevent such a holder from recognizing a loss in respect of the implementation of the Plan; such loss would instead be reflected in a higher than fair market value basis in the Prisma Common Stock and/or CrossCountry Common Equity received by such holder. For such a holder that would otherwise recognize a gain in respect of the implementation of the Plan, it is possible that tax-free reorganization treatment could defer a portion of such gain; such deferred gain would be reflected in a lower than fair market value basis in the Prisma Common Stock and/or CrossCountry Common Equity received by such holder. It is possible that this alternative tax treatment (and consequent deferral of loss recognition and possible deferral of gain recognition) could also apply to a holder of a Claim against ENE that constitutes either "stock" or a "security" for federal income tax purposes (even if the formation of CrossCountry did not cause such treatment, as discussed above), if ENE were to transfer the Existing PGE Common Stock or the PGE Common Stock to a holding company (which, subject to regulatory considerations, ENE has the right to do.)

                  Whether a Claim constitutes either "stock" or a "security" for federal income tax purposes depends on the facts and circumstances surrounding the origin and nature of the Claim. Prominent factors that courts have relied upon in determining whether an obligation or other instrument constitutes either "stock" or a "security" include: (a) the term of the instrument, (b) whether the instrument is secured, (c) the degree of subordination of the instrument, (d) the ratio of debt to equity of the issuer, (e) the riskiness of the issuer's business, and (f) the negotiability of the instrument. Holders of Allowed General Unsecured Claims and Allowed Guaranty Claims should consult their tax advisors to determine whether their Claims constitute either "stock" or "securities" for federal income tax purposes and whether this alternative federal income tax treatment may be applicable to them.

                  g. ASSETS OWNED BY OPERATING SUBSIDIARIES - TAX BASIS. The Debtors believe that certain of the Operating Entities and certain of their subsidiaries have a tax basis in their respective assets that is substantially lower than the fair market value of such assets. The Debtors may seek to implement the Plan in a manner that would increase the tax basis of certain of such assets to their respective fair market values. However, there is no assurance that the Debtors will be able to implement the Plan in this manner.

                  h. PRISMA - CERTAIN PFIC CONSIDERATIONS. Pursuant to the Plan, holders of Allowed General Unsecured Claims and Allowed Guaranty Claims will receive, among other things, Prisma Common Stock. For U.S. federal income tax purposes, Prisma is a "foreign corporation." A foreign corporation is classified as a PFIC for federal income tax purposes in any taxable year in which, after taking into account its pro-rata share of the gross income and assets of any company, U.S. or foreign, in which such foreign corporation is considered to own 25% or more of the shares by value, either (i) 75% or more of its gross income in the taxable year is passive income, or (ii) 50% or more of its assets (averaged over the year and ordinarily determined based on fair market value) are held for the production of, or produce, passive income.

                  The Debtors do not anticipate that Prisma will be a PFIC for its first taxable year and, based on Prisma's current business plan, do not anticipate that Prisma will become a PFIC. However, because the Debtors' expectations are based, in part, on interpretations of existing law as to which there is no specific guidance, and because the tests for PFIC status are applied annually, there can be no assurance that Prisma will not be treated as a PFIC. If Prisma is, or becomes, a PFIC, certain shareholders thereof may be subject to adverse U.S. federal income tax consequences upon receipt of distributions from Prisma or upon realizing a gain on the disposition of shares of Prisma Common Stock, including taxation of such amounts as ordinary income (which does not qualify for the reduced 15% tax rate applicable to certain "qualified dividend income") and the imposition of an interest charge on the resulting tax liability as if such ordinary income accrued over such shareholder's holding period for Prisma Common Stock.

                  Holders of Claims who may receive Prisma Common Stock under the Plan are urged to consult their own tax advisers regarding income derived from holding or disposing of Prisma Common Stock.

         3.       DISTRIBUTIONS IN DISCHARGE OF ACCRUED BUT UNPAID INTEREST

                  In general, to the extent that property received by a holder of an Allowed General Unsecured Claim or Allowed Guaranty Claim is received in satisfaction of interest accrued during its holding period, such amount will be taxable to the holder as interest income (if not previously included in the holder's gross income). Conversely, such a holder generally recognizes a deductible loss to the extent any accrued interest claimed or amortized OID was previously included in its gross income and is not paid in full. It is unclear whether a holder of a Claim with previously included OID that is not paid in full would be required to recognize a capital loss rather than an ordinary loss. Holders of claims for accrued interest including amortized OID should consult their own tax advisors.

                  Pursuant to the Plan, all distributions in respect of any Claim will be allocated first to the principal amount of such Claim, and thereafter, to accrued but unpaid interest, if any.

However, there is no assurance that such allocation will be respected by the IRS for federal income tax purposes.

                  Each holder of an Allowed General Unsecured Claim, Allowed Enron Guaranty Claim, or Allowed Wind Guaranty Claim is urged to consult its tax advisor regarding the allocation of consideration and the deductibility of previously included unpaid interest and OID for tax purposes.

         4.       TAX TREATMENT OF THE TRUSTS AND HOLDERS OF BENEFICIAL
INTERESTS

                  As discussed above, in connection with the implementation of the Plan, certain holders of Allowed Unsecured Claims may also receive interests in one or more of the following trusts (to the extent established): the Operating Trusts, the Remaining Assets Trust, the Litigation Trust and/or the Special Litigation Trust. It should be noted, however, that all of these trusts may not be created in all circumstances and, accordingly, such holders may not receive interests in all of these trusts in all circumstances. Refer to Sections VII.B.2., "Operating Trusts", VII.C.2., "The Remaining Asset Trusts", XI.A., "The Litigation Trust", and XI.B., "The Special Litigation Trust" for further information. The discussion below describes certain tax consequences of these trusts on the assumption that they are created.

                  a. CLASSIFICATION OF THE TRUSTS. Each such trust is intended to qualify as "grantor trust" for federal income tax purposes. In general, a "grantor trust" is not a separate taxable entity. As such, assuming each trust is classified as a grantor trust the assets transferred to such trusts will be deemed for federal income tax purposes to have been transferred by Debtors to the appropriate holders of Allowed Claims pursuant to the Plan and such assets will be treated as being owned at all times thereafter by such holders of Allowed Claims. The IRS, in Revenue Procedure 94-45, 1994-2 C.B. 684, set forth the general criteria for obtaining an IRS ruling as to the grantor trust status of a liquidating trust under a chapter 11 plan. The Litigation Trust, the Special Litigation Trust, the Operating Trusts, and the Remaining Assets Trust have been structured with the intention of complying with such general criteria. Pursuant to the Plan, and in conformity with Revenue Procedure 94-45, all parties (including the Debtors, the trustees of the trusts and the appropriate holders of Allowed Claims) are required to treat the trusts, for federal income tax purposes, as grantor trusts of which the appropriate holders of Allowed Claims are the owners and grantors. The following discussion assumes that the trusts will be respected as grantor trusts for federal income tax purposes. The Creditors' Committee together with the Debtors has filed with the IRS a request for a ruling to that effect with respect to the Litigation Trust and the Special Litigation Trust; however, there is no assurance that such ruling will be obtained. Additionally, no opinion of counsel has been requested concerning the tax status of the trusts as grantor trusts. As a result, there can be no assurance that the IRS will treat the trusts as grantor trusts. If the IRS were to challenge successfully such classification, the federal income tax consequences to the trusts, the holders of Allowed Claims, and the Debtors could vary from those discussed herein (including the potential for an entity level tax on any income of the trusts).

                  b. GENERAL TAX REPORTING BY THE TRUSTS AND BENEFICIARIES. For all federal income tax purposes, the Plan requires all parties (including the Debtors, the trustees of the Litigation Trust, the Special Litigation Trust, the Operating Trusts and the Remaining Assets

Trust, and the appropriate holders of Allowed Claims) to treat the transfer of assets by the Debtors to the trusts, for federal income tax purposes, as a transfer of such assets directly to the appropriate holders of Allowed Claims followed by the transfer of such assets by such holders of Allowed Claims to the Trust. Consistent therewith, the Plan requires all parties to treat the trusts as grantor trusts of which such holders of Allowed Claims are the owners and grantors. Thus, such holders of Allowed Claims (and any subsequent transferees of interests in one of the applicable trusts) will be treated as the direct owners of a specified undivided interest in the assets of the applicable trust for all federal income tax purposes (which assets will have a tax basis equal to their fair market value on the date transferred to the trust). The Plan requires the trustee of each of the Litigation Trust, the Special Litigation Trust, the Operating Trusts, and the Remaining Assets Trust to determine the fair market value of the assets of the trust as of the date the assets are transferred to the trust and, further requires all parties, including the beneficiaries of such trusts, to consistently use such valuations in filing any required returns and reports with the IRS.

                  Accordingly, except as discussed below (in connection with the Disputed Claims Reserve), the Plan requires each holder of an Allowed Claim that is a beneficiary of such trusts to report on its federal income tax return its allocable share of any income, gain, loss, deduction, or credit recognized or incurred by each trust, in accordance with its relative beneficial interest. The character of items of income, deduction, and credit to any beneficiary and the ability of such beneficiary to benefit from any deduction or losses will depend on the particular situation of such beneficiary. The Disputed Claims Reserve will hold the beneficial interests in the trusts not owned by the beneficiaries and will report on its federal income tax return the portion of each trust's income, gain, loss, deduction, or credit attributable to the beneficial interest in the trust that it holds.

                  The federal income tax reporting obligation of a trust beneficiary is not dependent upon a trust distributing any cash or other proceeds. Therefore, a beneficiary may incur a federal income tax liability with respect to its allocable share of the income of a trust whether or not the trust has made any concurrent distribution to the beneficiary. In general, other than in respect of distributions attributable to a reduction in the Disputed Claims Reserve's interest in the Litigation Trust, the Special Litigation Trust, the Operating Trusts, and the Remaining Assets Trust and the forfeiture of unclaimed distributions, a distribution by a trust to an appropriate holder of an Allowed Claim will not be taxable to such beneficiary because the beneficiaries are already regarded for federal income tax purposes as owning the underlying assets. Beneficiaries are urged to consult their tax advisors regarding the appropriate federal income tax treatment of distributions from the Trusts. Refer to Section XV.B.5., "Treatment of Disputed Claims Reserve" for additional information.

                  The trustee of each of the Litigation Trust, the Special Litigation Trust, the Operating Trusts, and the Remaining Assets Trust will file with the IRS returns for the trust as a grantor trust pursuant to Treasury Regulation section 1.671-4(a) and will also send to each applicable beneficiary of such trusts, a separate statement setting forth such beneficiary's share of items of income, gain, loss, deduction, or credit and will instruct the beneficiary to report such items on its federal income tax return.

         5.       TREATMENT OF DISPUTED CLAIMS RESERVE

                  From and after the Effective Date, and until such time as all of the Debtors' assets (and the proceeds thereof) can be distributed to the holders of Allowed Claims in accordance with the terms of the Plan, the Disputed Claims Reserve will own a portion of the Plan Currency and interests in the trusts.

                  Distributions from the Disputed Claims Reserve will be made to holders of Disputed Claims when such Claims are subsequently Allowed and to holders of Allowed Claims (whether such Claims were Allowed on or after the Effective Date) when any Disputed Claims are subsequently disallowed. In addition, to the extent that it is necessary for assets to be held in the Disputed Claims Reserve pending the sale of Remaining Assets (in order to determine which holders of Allowed General Unsecured Claims and Allowed Guaranty Claims are entitled to receive distributions thereof under the terms of the
Plan), distributions from the Disputed Claims Reserve will also be made to such holders when sales of (or certain other circumstances in respect of) such Remaining Assets occur. Such distributions (other than certain amounts attributable to earnings) should be taxable to the recipient in accordance with the principles discussed above in "Gain or Loss - Generally." As discussed below, the Disbursing Agent will report as income subject to a separate entity level income tax certain amounts earned by the Disputed Claim Reserve. Distributions from the Disputed Claims Reserve will be made to applicable holders of Allowed Claims net of any expenses, including (but not limited to) any taxes of the escrow related thereto. Accordingly, the entity level income tax liability of the escrow, which may be material (particularly in the context of assets such as litigation recoveries) will be borne by the applicable holders of Allowed Claims receiving distributions from the Disputed Claims Reserve.

                  a. DISPUTED CLAIMS RESERVE - FEDERAL INCOME TAX - GENERAL. Under Section 468B(g) of the IRC, amounts earned by an escrow account, settlement fund, or similar fund are subject to current tax. Although certain Treasury Regulations have been issued under this section, no final Treasury Regulations have as yet been promulgated to address the tax treatment of such accounts in a bankruptcy setting. Thus, depending on the facts of a particular situation, such an account could be treated as a separately taxable trust, as a grantor trust treated as owned by the holders of Disputed Claims or by the Debtors (or, if applicable, any of its successors), or otherwise. On February 1, 1999, the IRS issued proposed Treasury Regulations that, if finalized in their current form, would specify the tax treatment of escrows of the type here involved that are established after the date such Treasury Regulations become final. In general, such Treasury Regulations would tax such an escrow in a manner similar to a corporation. As to previously established escrows, such Treasury Regulations would provide that the IRS would not challenge any reasonably and consistently applied method of taxation for income earned by the escrow, and any reasonably and consistently applied method for reporting such income.

                  b. DISPUTED CLAIMS RESERVE - FEDERAL INCOME TAX - INTENDED TREATMENT BY DEBTORS. Absent receipt of contrary guidance from the IRS or a court of competent jurisdiction to the contrary (including the issuance of applicable final Treasury Regulations, the receipt by the Disbursing Agent of a private letter ruling if the Disbursing Agent so requests one, the receipt of an adverse determination by the IRS upon audit if not contested by the Disbursing Agent or a condition imposed by the IRS in connection with the ruling requested by the Debtors), the Disbursing Agent shall (i) treat the Disputed Claims Reserve as one or more discrete trusts (which may consist of separate and independent shares) for federal income tax purposes in accordance with the trust provisions of the IRC (sections 641 et seq.), and (ii) to the extent permitted by applicable law, report consistently for state and local income tax purposes. The Plan requires all parties to consistently follow such treatment in filing any returns and reports with the IRS.

                  Accordingly, subject to receipt of contrary guidance, the Disbursing Agent will report as subject to a separate entity level tax any amounts earned by the Disputed Claims Reserve including, to the extent such trust is established, any taxable income of the Litigation Trust, the Special Litigation Trust, the Operating Trusts, and the Remaining Assets Trust allocable to the Disputed Claims Reserve, except to the extent such earnings or income are distributed by the Disbursing Agent during the same taxable year. In such event, the amount of earnings or income that is so distributed to an Allowed Claim holder during the same taxable year will be includible in such holder's gross income.

                  c. DISPUTED CLAIMS RESERVE - FINANCING OF TAX OBLIGATIONS. If the Disputed Claims Reserve has insufficient funds to pay any applicable taxes imposed upon it or its assets, the Reorganized Debtors will make a Tax Advance to the Disputed Claims Reserve. Any such Tax Advance will be repayable from future amounts otherwise receivable by the Disputed Claims Reserve.

                  If and when a distribution is to be made from the Disputed Claims Reserve, the distributee will be charged its pro rata portion of any outstanding Tax Advance (including accrued interest). If a cash distribution is to be made to such distributee, the Disbursing Agent shall be entitled to withhold from such distributee's distribution the amount required to pay such portion of the Tax Advance (including accrued interest). If such cash is insufficient to satisfy the respective portion of the Tax Advance and there is also to be made to such distributee a distribution of other Plan Currency or Trust interests, the distributee shall as a condition to receiving such other assets pay in cash to the Disbursing Agent an amount equal to the unsatisfied portion of the Tax Advance (including accrued interest). Failure to make such payment shall entitle the Disbursing Agent to reduce and permanently adjust the amounts that would otherwise be distributed to such distributee to fairly compensate the Disputed Claims Reserve for the unpaid portion of the Tax Advance (including accrued interest).

                  In light of the foregoing, each holder of an Allowed Claim is urged to consult its tax advisors regarding the potential tax treatment of the Disputed Claim Reserve, distributions therefrom, and any tax consequences to such holder relating thereto.

         6.       WITHHOLDING AND CERTAIN INFORMATION REPORTING

                  All distributions to holders of Allowed Convenience Claims, Allowed General Unsecured Claims and Allowed Guaranty Claims under the Plan are subject to any applicable tax withholding, including employment tax withholding. Under federal income tax law, interest, dividends, and other reportable payments may, under certain circumstances, be subject to "backup withholding" at the then applicable withholding rate (currently 28%). Backup withholding generally applies if the holder (a) fails to furnish its social security number or other taxpayer identification number, (b) furnishes an incorrect taxpayer identification number, (c) fails properly to report interest or dividends, or
(d) under certain circumstances, fails to provide a certified statement, signed under penalty of perjury, that the tax identification number provided is its correct number and that it is not subject to backup withholding. Backup withholding is not an additional tax but merely an advance payment, which may be refunded to the extent it results in an overpayment of tax. Certain persons are exempt from backup withholding, including, in certain circumstances, corporations and financial institutions.

                  Recently effective Treasury Regulations generally require disclosure by a taxpayer on its federal income tax return of certain types of transactions in which the taxpayer participated on or after January 1, 2003, including, among other types of transactions, the following (1) a transaction offered under "conditions of confidentiality"; (2) a transaction where the taxpayer was provided contractual protection for a refund of fees if the intended tax consequences of the transaction are not sustained; (3) certain transactions that result in the taxpayer claiming a loss in excess of specified thresholds; and (4) a transaction in which the taxpayer's federal income tax treatment differs by more than a specified threshold in any tax year from its treatment for financial reporting purposes. These categories are very broad; however, there are numerous exceptions. Holders of Allowed Convenience Claims, Allowed General Unsecured Claims and Allowed Guaranty Claims are urged to consult their tax advisors regarding these regulations and whether the transactions contemplated by the Plan would be subject to these regulations and require disclosure on the holders' tax returns.

                  THE FOREGOING SUMMARY HAS BEEN PROVIDED FOR INFORMATIONAL PURPOSES ONLY. ALL HOLDERS OF CLAIMS ARE URGED TO CONSULT THEIR TAX ADVISORS CONCERNING THE FEDERAL, STATE, LOCAL, AND FOREIGN TAX CONSEQUENCES APPLICABLE UNDER THE PLAN.

             XVI. CONDITIONS PRECEDENT TO EFFECTIVE DATE OF THE PLAN

   CAPITALIZED TERMS USED THROUGHOUT THIS DISCLOSURE STATEMENT ARE DEFINED IN APPENDIX A: "MATERIAL DEFINED TERMS FOR ENRON DISCLOSURE STATEMENT" ATTACHED
                                     HERETO.

A.       CONDITIONS PRECEDENT TO EFFECTIVE DATE OF THE PLAN

                  The occurrence of the Effective Date and the substantial consummation of the Plan are subject to satisfaction of the following conditions precedent:

         1.       ENTRY OF THE CONFIRMATION ORDER

                  The Clerk of the Bankruptcy Court shall have entered the Confirmation Order, in form and substance reasonably satisfactory to the Debtors and the Creditors' Committee and the effectiveness of which shall not have been stayed ten (10) days following the entry thereof.

         2.       EXECUTION OF DOCUMENTS; OTHER ACTIONS

                  All other actions and documents necessary to implement the Plan shall have been effected or executed.

         3.       PRISMA CONSENTS OBTAINED

                  The requisite consents to the transfer of the Prisma Assets and the issuance of the Prisma Common Stock have been obtained.

         4.       CROSSCOUNTRY CONSENTS OBTAINED

                  The requisite consents to the issuance of the CrossCountry Common Equity have been obtained.

         5.       PGE CONSENTS OBTAINED

                  The requisite consents for the issuance of the PGE Common Stock have been obtained.

         6.       WAIVER OF CONDITIONS PRECEDENT

                  To the extent practicable and legally permissible, each of the conditions precedent in Section 37.1 of the Plan, may be waived, in whole or in part, by the Debtors with the consent of the Creditors' Committee. Any such waiver of a condition precedent may be effected at any time by filing a notice thereof with the Bankruptcy Court.

         7.       ALTERNATIVE STRUCTURES

                  Notwithstanding anything contained in the Plan to the contrary, the Debtors, if jointly determined after consultation with the Creditors' Committee, may, after obtaining the requisite approvals, (a) form one
(1) or more holding companies to hold the common stock of the Entities to be issued under the Plan and issue the equity interest therein in lieu of the common stock to be issued under the Plan and (b) form one (1) or more limited liability companies or corporations in lieu of the Entities to be created under the Plan and issue the membership interests or capital stock therein in lieu of the common stock to be issued under the Plan; provided, however, that no such structures shall materially adversely affect the substance of the economic and governance provisions contained in the Plan.

B.       ALTERNATIVE PLAN(S) OF REORGANIZATION

                  The Debtors have evaluated numerous reorganization alternatives to the Plan. After evaluating these alternatives, the Debtors have concluded that the Plan, assuming confirmation and successful implementation, is the best alternative and will maximize recoveries by holders of Claims. If the Plan is not confirmed, then the Debtors could remain in chapter 11. Should this occur, then the Debtors could continue to operate their businesses and manage their properties as debtors in possession, but they would remain subject to the restrictions imposed by the Bankruptcy Code. Moreover, the Debtors (whether individually or collectively) or, subject to further determination by the Bankruptcy Court as to extensions of exclusivity under the Bankruptcy Code, any other party in interest could attempt to formulate and propose a different plan or plans. This would take time and result in an increase in the operating and other administrative expenses of these Chapter 11 Cases. The Debtors believe that the Plan, as described herein, enables holders of Claims to realize the greatest recovery under the circumstances.

                  Notwithstanding anything contained in the Plan to the contrary, the Debtors, if jointly determined after consultation with the Creditors' Committee, may, after obtaining the requisite approvals, (a) form one
(1) or more holding companies to hold the common stock of the Entities to be created hereunder and issue the equity interest therein in lieu of the common stock to be issued hereunder and (b) form one (1) or more limited liability corporations in lieu of the Entities to be created in accordance with the Plan and issue the membership interests therein in lieu of the common stock to be issued in accordance with the Plan.

C.       LIQUIDATION UNDER CHAPTER 7

                  If no chapter 11 plan can be confirmed, then the Debtors' cases may be converted to cases under chapter 7 of the Bankruptcy Code, whereby a trustee would be elected or appointed to liquidate the assets of the Debtors for distribution to the holders of Claims in accordance with the strict priority scheme established by the Bankruptcy Code.

                  Under chapter 7, the cash amount available for distribution to Creditors would consist of the proceeds resulting from the disposition of the unencumbered assets of the Debtors, augmented by the unencumbered cash held by the Debtors at the time of the commencement of the liquidation cases. Such cash amount would be reduced by the costs and expenses of the liquidation and by such additional administrative and priority claims that may result from the termination of the Debtors' businesses and the use of chapter 7 for the purposes of liquidation.

                  The Debtors have analyzed liquidation in the context of chapter 7 and the Liquidation Analysis attached as Appendix L: "Liquidation Analysis" reflects the Debtors' estimates regarding recoveries in a chapter 7 liquidation. The Liquidation Analysis is based upon the hypothetical disposition of assets and distribution on Claims under a chapter 7 liquidation in contrast to the distribution of Creditor Cash, Plan Securities and interests in the Litigation Trust and the Special Litigation Trust under the Plan. The Liquidation Analysis assumes that, in the chapter 7 cases, the Bankruptcy Court will approve the settlements and compromises embodied in the Plan and described in the Disclosure Statement (including, without limitation, the 30/70 compromise regarding the likelihood of substantive consolidation) as fair and reasonable and determines that the compromise represents the best estimate, short of a final determination on the merits, of how these issues would be resolved. The Liquidation Analysis further takes into consideration the increased costs of a chapter 7 liquidation, the impact on the value of the three Operating Entities and the expected delay in distributions to Creditors.

                  The Debtors submit that the Liquidation Analysis evidences that the Plan satisfies the best interest of creditors test and that, under the Plan, each holder of an Allowed General Unsecured Claim will receive value that is not less than the amount such holder would receive in a chapter 7 liquidation. Further, the Debtors believe that pursuant to chapter 7 of the Bankruptcy Code, holders of Enron Subordinated Debenture Claims, Enron Preferred Equity Interests, Statutorily Subordinated Claims, Enron Common Equity Interests and Other Equity Interests would receive no distributions.

                  Estimating recoveries in any chapter 7 case is an uncertain process due to the number of unknown variables such as business, economic and competitive contingencies beyond the chapter 7 trustee's control, and this uncertainty is further aggravated by the complexities of these Chapter 11 Cases. The underlying projections contained in the Liquidation Analysis have not been compiled or examined by independent accountants. The Debtors make no representations regarding the accuracy of the projections or a chapter 7 trustee's ability to achieve forecasted results. Many of the assumptions underlying the projections are subject to significant uncertainties. Inevitably, some assumptions will not materialize and unanticipated events and circumstances may affect the ultimate financial results. In the event these Chapter 11 Cases are converted to chapter 7, actual results may vary materially from the estimates and projections set forth in the Liquidation Analysis. As such, the Liquidation Analysis is speculative in nature.

          XVII. CLAIMS ALLOWANCE, OBJECTION AND ESTIMATION PROCEDURES

   CAPITALIZED TERMS USED THROUGHOUT THIS DISCLOSURE STATEMENT ARE DEFINED IN APPENDIX A: "MATERIAL DEFINED TERMS FOR ENRON DISCLOSURE STATEMENT" ATTACHED
                                     HERETO.

A.       SCHEDULES OF ASSETS AND LIABILITIES AND STATEMENTS OF FINANCIAL AFFAIRS

                  Under Bankruptcy Rule 1007(c), the Debtors are required to file their Schedules within 15 days of the filing of the bankruptcy petition. On April 12, 2002, the Bankruptcy Court entered an order (a) setting June 17, 2002 as the deadline for the first 51 Debtors to file their Schedules and (b) granting any Debtors filing petitions subsequent to March 1, 2002 an extension of 120 days from the fifteen-day period after any such Debtor's respective Petition Date to file their Schedules. Refer to Appendix D: "Filing of Schedules and Statements" for a list of Debtors, the dates on which they filed their Schedules, and the date of the Applicability Order that was entered for each Debtor.

                  As explained in a November 8, 2001 Form 8-K filed by ENE with the SEC, the previously issued financial statements of ENE for the fiscal years ended December 31, 1997 through 2000 and for the first and second quarters of 2001 and the audit reports covering the year-end financial statements for 1997 through 2000 should not be relied upon. In addition, as explained in an April 22, 2002 Form 8-K filed by ENE, the financial statements of ENE for the third quarter of 2001 should not be relied upon. Following the Initial Petition Date, in conjunction with the preparation of their Schedules, review and analysis of proofs of claim, and formulation of the Plan, the Debtors have expended substantial efforts to review and reconcile their books and records. As a result of these postpetition efforts, in some instances, the assets and liabilities listed on a Debtor's Schedules may vary from the information reflected on that Debtor's chapter 11 voluntary petition. In addition, as a result of these efforts and the ongoing claims process in these Chapter 11 Cases, the assets and liabilities listed on a Debtor's chapter 11 voluntary petition and/or a Debtor's Schedules may vary from the information reflected on Appendix C: "Estimated Assets, Claims and Distributions".

B.       CLAIMS BAR DATE AND NOTICE OF THE BAR DATE

                  By order dated August 1, 2002 (as modified on October 23,
2003), the Bankruptcy Court set the Claims Bar Date, depending on when each Debtor filed its Schedules. Refer to Appendix D: "Filing of Schedules and Statements" for further information about the Claims Bar Date for each Debtor.

                  In accordance with that order, notices informing Creditors of the last date to timely file proofs of claims were and will be mailed at least 45 days prior to the Claims Bar Date relating to each respective Debtor, along with a customized proof of claim form. In addition, consistent with that order, the Debtors caused and will continue to cause to be published in the Houston Chronicle, the national editions of The Wall Street Journal and New York Times, and the Financial Times, a notice of each Claims Bar Date listed above. In addition, notice of the October 15, 2002 Claims Bar Date was published in the Los Angeles Times, The Oregonian, and the Omaha World-Herald. Notice of the October 31, 2002 Claims Bar Date was also published in the Seattle Times Post-Intelligencer and El Nuevo Dia. Additionally, the Debtors published notice of the December 2, 2002 Claims Bar Date in the Los Angeles Times, the Seattle Times Post-Intelligencer, and El Nuevo Dia.

                  Debenture holders and stockholders did not need to file a proof of claim or proof of interest to preserve their debenture claims or stock interests. The records of the indenture trustees will be relied on as evidence of the debenture claims, and the records of the stock transfer agent will be relied on as evidence of the stock interests.

                  Pursuant to the Bankruptcy Court's August 1, 2002 order, no Claims Bar Date was set for any Debtor or majority-owned non-Debtor affiliate to file Claims against any Debtor. The Debtors are relying upon their Schedules (as the same may be amended or supplemented from time to time) for purposes of allowance and distribution of Claims held by any majority-owned non-Debtor affiliate against any Debtor.

                  With respect to Intercompany Claims (claims between Debtors), the Debtors are relying on Exhibit F to the Plan; provided, however, that, based upon a methodology or procedure agreed upon by the Debtors, the Creditors' Committee and the ENA Examiner prior to the Effective Date, the amount of each such Intercompany Claim may be adjusted pursuant to a Final Order of the Bankruptcy Court entered after the date of the Disclosure Statement Order to reflect (a) Allowed Claims, other than Guaranty Claims, arising from a Debtor satisfying, or being deemed to have satisfied, the obligations of another Debtor, (b) Allowed Claims arising under section 502(h) of the Bankruptcy Code solely to the extent that a Debtor does not receive a full recovery due to the effect of the proviso set forth in Section 28.1 of the Plan or (c) Allowed Claims arising from the rejection of written executory contracts or unexpired leases between or among the Debtors, other than with respect to Claims relating to the rejection damages referenced in Section 34.3 of the Plan.

C.       ALLOWANCE AND IMPAIRMENT OF CLAIMS

                  To be entitled to receive a distribution under the Plan, a Creditor must have an Allowed Claim. To be entitled to vote on the Plan, however, a Creditor must either have an Allowed Claim that is also impaired or a temporarily Allowed Claim that is also impaired. If a Claim is not Allowed or with respect to voting only, temporarily allowed, the Creditor will not be entitled to vote on the Plan or to receive a distribution. Any Class as to which no distribution is expected to be made under the Plan does not vote on the Plan and is deemed not to have accepted it. Any Class that is not impaired will be deemed to have accepted the Plan.

         1.       ALLOWANCE OF CLAIMS

                  A Claim is automatically Allowed if (i) a proof of claim has been filed and no objections to the Claim are asserted, or (ii) the Claim is listed in the Debtors' Schedules and is not listed as disputed, contingent, or unliquidated.

                  If a proof of claim is filed and an objection to that Claim is asserted, the objection must be resolved before the Claim will be Allowed. If a Claim is scheduled on the Debtors' Schedules as disputed, contingent, or unliquidated, the Claim is not Allowed unless (i) a proof of claim is filed on or before the Claims Bar Date, and (ii) objections to the proof of claim are resolved by a Final Order of the Bankruptcy Court. The Debtors' Schedules are too voluminous to reproduce in this Disclosure Statement, but have been filed with the Bankruptcy Court and may be reviewed there by Creditors.

         2.       IMPAIRMENT OF CLAIMS

                  Under section 1124 of the Bankruptcy Code, a class of claims is impaired under a plan unless, with respect to each claim of such class, (i) it is paid in full on the effective date of the plan; (ii) the plan leaves unaltered the legal, equitable, and contractual rights to which such claim is entitled; or (iii) all defaults are cured, the original maturity of the claim is reinstated, and the claim is otherwise treated as provided in clause (ii).

D.       OBJECTIONS TO CLAIMS

         1.       GENERAL

                  In excess of 24,000 proofs of claim asserting Claims against the Debtors have been filed with the Bankruptcy Court. The aggregate amount of Claims filed and scheduled exceeds $900 billion, including duplication, but excluding any estimated amounts for contingent or unliquidated Claims. From March 7, 2003 through December 19, 2003, the Debtors filed 25 omnibus objections to proofs of claim and various other objections to claims, which resulted in the subsequent disallowance and expungement of over 5,600 proofs of claim totaling nearly $111 billion and the subordination of 1,100 proofs of claim totaling over $1 billion. As of December 19, 2003, the Debtors have pending hearings on objections covering approximately 2,974 proofs of claim for a total of over $618 billion, which are set for hearing through February 5, 2004. In addition, the Bankruptcy Court has approved stipulations disallowing or reducing the claimed amounts by more than $5 billion. Moreover, the Bankruptcy Court has taken under advisement the Debtors' objection to a $10.5 billion claim.

                  The Debtors are in the process of evaluating the proofs of claim to determine whether additional objections seeking the disallowance of some asserted Claims should be filed. The Debtors are reconciling the scheduled Claims with the Claims asserted in proofs of claim and are continuing to eliminate duplication and other inaccuracies to ensure that only valid claims are allowed by the Bankruptcy Court. The Debtors anticipate filing additional objections addressing a substantial portion of the remaining filed proofs of claim. The disallowed amount will continue to increase as the Debtors file more objections to the asserted Claims for amounts that the Debtors believe are invalid. The Debtors and Reorganized Debtors reserve their rights to object to assigned claims and seek their equitable subordination if such claims could have been subordinated in the hands of the assignors. Unless otherwise ordered by the Bankruptcy Court, the Reorganized Debtors shall file and serve (i) objections to Claims with regard to the Yosemite and Credit Linked Notes financing transaction (refer to Section III.F.51., "Yosemite and Credit Linked Notes" for a description), the Apache/Choctaw financing transaction (refer to Section III.F.3, "Apache/Choctaw" for a description) and the Zephyrus/Tammy financing transaction (refer to
Section III.F.52., "Zephyrus/Tammy" for a description) no later than twenty (20) days following the Confirmation Date, unless extended for cause upon motion by the Debtors upon notice to the Creditors' Committee and the Creditors affected thereby, (ii) objections to twenty (20) of the largest proofs of Claim filed against ENA, and identified by the ENA Examiner in a list provided no later than the Confirmation Date, no later than fifty (50) days following the Confirmation Date, unless extended for cause upon motion by the Debtors upon notice to the Creditors' Committee and the Creditors affected thereby, and (iii) all objections to other Claims as soon as practicable, but, in each instance, not later than two hundred forty (240) days following the Confirmation Date or such later date as may be approved by the Bankruptcy Court.

E.       ESTIMATION PROCEDURES

                  On August 28, 2003, the Debtors filed a motion seeking approval to implement procedures whereby the Bankruptcy Court will estimate, for purposes of distribution under the Plan, Claims filed in the Debtors' Chapter 11 Cases, and adjudicate related counterclaims in connection with trading contracts. The motion is set for hearing on January 15, 2004. The claim procedures contemplated in the motion provide the Debtors and their creditors the opportunity to negotiate with each other to settle Claims and counterclaims pursuant to Bankruptcy Court-approved procedures. After the Debtors move to estimate a particular Claim and prior to an estimation hearing, the Debtors may extend an offer to resolve such claim, and a claimant may accept, reject, or extend a counteroffer. Subject to certain amount limitations and approvals by the Creditors' Committee, a stipulation and agreed order shall memorialize any settlement of a Claim reached by the parties. If the Debtors and Creditors are unable to agree to a settlement of a particular Claim, the claim procedures provide that all parties proceed to a hearing before the Bankruptcy Court and conduct such hearing in accordance with structured guidelines to estimate and allow unliquidated, and contingent claims for all purposes under the Bankruptcy Code in these cases. In conjunction with the resolution of various objections to the Debtors' motion and after consultation with the Creditors' Committee, the Debtors have agreed that the claim procedures will not apply to certain categories of Claims. First, Claims that are subject to the First Amended Order Governing the Mediation of Trading Cases shall not be subject to the proposed claim procedures at any time. Second, the Debtors will not file estimation objections to those Claims that are the subject of pending adversary proceedings. Third, the Debtors will limit the proposed order approving the estimation procedures motion to apply only to Claims that are, as may be determined by the Bankruptcy Court, unliquidated or contingent. Thus, the Debtors may not estimate a Claim that is disputed, and not unliquidated or contingent, if the Creditor objects to such estimation; provided, however, that such Creditor may elect to have its Claim resolved pursuant to the estimation procedures as approved.

                            XVIII. VOTING PROCEDURES

   CAPITALIZED TERMS USED THROUGHOUT THIS DISCLOSURE STATEMENT ARE DEFINED IN APPENDIX A: "MATERIAL DEFINED TERMS FOR ENRON DISCLOSURE STATEMENT" ATTACHED
                                     HERETO.

                  Classes 1 and 2 of the Plan are unimpaired. As a result, holders of Claims in those Classes are conclusively presumed to have accepted the Plan and are not entitled to vote.

                  Classes 3 through 182, 184 through 189 and 191 through 375 of the Plan are impaired and, to the extent Claims in such Classes are Allowed Claims, the holders of such Claims will receive distributions under the Plan. As a result, holders of Claims in those Classes are entitled to vote to accept or reject the Plan pursuant to the voting, solicitation and tabulation procedures approved by the Bankruptcy Court. Refer to Exhibit 2: "Disclosure Statement Order"and Exhibit 3: "Voting Procedures Order" for additional information.

                  Class 190 of the Plan, consisting of Intercompany Claims, is presumed to have accepted the Plan and all holders of such Claims are proponents of the Plan. As a result, holders of Claims in Class 190 are not entitled to vote.

                  Classes 183 and 376 through 385 of the Plan, consisting of certain holders of Claims and all holders of Equity Interests, will not receive any distributions under the Plan. As a result, holders of Claims and Equity Interests in Classes 183 and 376 through 385 are conclusively presumed to have rejected the Plan and are not entitled to vote.

                          XIX. CONFIRMATION OF THE PLAN

   CAPITALIZED TERMS USED THROUGHOUT THIS DISCLOSURE STATEMENT ARE DEFINED IN APPENDIX A: "MATERIAL DEFINED TERMS FOR ENRON DISCLOSURE STATEMENT" ATTACHED
                                     HERETO.

                  The Plan will not constitute a valid, binding contract between the Debtors and their creditors until the Bankruptcy Court has entered a Final Order confirming the Plan. The Bankruptcy Court must hold a confirmation hearing before deciding whether to confirm the Plan.

A.       CONFIRMATION HEARING

                  The Bankruptcy Court has ordered that the hearing on confirmation of the Plan will begin on April 20, 2004 at 10:00 a.m. New York City Time, in Room 523 of the United States Bankruptcy Court for the Southern District of New York, One Bowling Green, New York, New York and will continue thereafter until concluded. The Confirmation Hearing may be adjourned from time to time by the Bankruptcy Court without further notice except for an announcement made at the Confirmation Hearing or any subsequent adjournment of that hearing.

B.       REQUIREMENTS FOR CONFIRMATION OF THE PLAN

                  At the Confirmation Hearing, the Bankruptcy Court will determine whether the Plan satisfies the requirements for confirmation listed in section 1129 of the Bankruptcy Code. If the Bankruptcy Court determines that those requirements are satisfied, it will enter an order confirming the Plan. As set forth in section 1129 of the Bankruptcy Code, the requirements for confirmation are as follows:

                  1. The plan complies with the applicable provisions of the Bankruptcy Code.

                  2. The proponent of the plan complies with the applicable provisions of the Bankruptcy Code.

                  3. The plan has been proposed in good faith and not by any means forbidden by law.

                  4. Any payment made or promised by the proponent of the plan, by the debtor, or by a person issuing securities or acquiring property under the plan, for services or for costs and expenses in, or in connection with, the case, or in connection with the plan and incident to the case, has been approved by, or is subject to the approval of, the Bankruptcy Court as reasonable.

                  5.       a.       The proponent of the plan has disclosed:

                                    (1)      the identity and affiliations of
any individual proposed to serve, after confirmation of the plan, as a director, officer, or voting trustee of the debtor, an affiliate of the debtor participating in a joint plan with the debtor, or a successor to the debtor under the plan; and

                                    (2)      the appointment to, or continuance
in, the office of the individual, is consistent with the interests of creditors and equity security holders and with public policy.

                           b.       The proponent of the plan has disclosed the
identity of any insider that will be employed or retained by the reorganized debtor, and the nature of any compensation for the insider.

                  6. Any governmental regulatory commission with jurisdiction, after confirmation of the plan, over the rates of the debtor has approved any rate change provided for in the plan, or the rate change is expressly conditioned on such approval.

                  7. With respect to each impaired class of claims or interests:

                           a.       Each holder of a claim or interest of the
class has

                                    (1)      accepted the plan; or

                                    (2)      will receive or retain under the
plan on account of the claim or interest property of a value, as of the effective date of the plan, that is not less than the amount that the holder would so receive or retain if the debtor were liquidated under chapter 7 of the Bankruptcy Code on that date; or

                           b.       If section 1111(b)(2) of the Bankruptcy Code
applies to the claims of the class, the holder of the claim of the class will receive or retain under the plan property of a value, as of the effective date of the plan, that is not less than the value of the holder's interest in the estate's interest in the property that secures the claim.

                  8.       With respect to each class of claims or interests:

                           a.       The class has accepted the plan; or

                           b.       The class is not impaired under the plan.

                  9. Except to the extent that the holder of a particular claim has agreed to a different treatment of the claim, the plan provides that:

                           a.       With respect to a claim of a kind specified
in section 507(a)(1) or 507(a)(2) of the Bankruptcy Code, on the effective date of the plan, the holder of the claim will receive on account of the claim cash equal to the allowed amount of the claim;

                           b.       With respect to a class of claims of a kind
specified in section 507(a)(3), 507(a)(4), 507(a)(5), or 507(a)(6) of the
Bankruptcy Code, each holder of a claim of the class will receive:

                                    (1)      if the class has accepted the plan,
deferred cash payments of a value, as of the effective date of the plan, equal to the allowed amount of the claim; or

                                    (2)      if the class has not accepted the
plan, cash on the effective date of the plan equal to the allowed amount of the claim; and

                           c.       With respect to a claim of a kind specified
in section 507(a)(7) of the Bankruptcy Code, the holder of a claim will receive on account of the claim deferred cash payments, over a period not exceeding six years after the date of assessment of such claim, of a value, as of the effective date of the plan, equal to the allowed amount of such claim.

                  10. If a class of claims is impaired under the plan, at least one class of claims that is impaired has accepted the plan, determined without including any acceptance of the plan by any insider holding a claim of the class.

                  11. Confirmation of the plan is not likely to be followed by the liquidation, or the need for further financial reorganization, of the debtor or any successor to the debtor under the plan, unless such liquidation or reorganization is proposed in the plan.

                  12. All fees payable under 28 U.S.C. Section 1930, as determined by the Bankruptcy Court at the hearing on confirmation of the plan, have been paid or the plan provides for the payment of all such fees on the effective date of the plan.

                  13. The plan provides for the continuation after its effective date of payment of all retiree benefits, as that term is defined in section 1114 of the Bankruptcy Code, at the level established pursuant to subsection (e)(1)(B) or (g) of section 1114, at any time prior to confirmation of the plan, for the duration of the period the debtor has obligated itself to provide the benefits.

                  The Debtors believe that the Plan satisfies all of the statutory requirements of chapter 11 of the Bankruptcy Code, that the Debtors have complied or will have complied with all of the requirements of chapter 11, and that the Plan is proposed in good faith.

                  The Debtors believe that holders of all Allowed Claims impaired under the Plan will receive payments under the Plan having a present value as of the Effective Date not less than the amounts they would likely receive if the Debtors were liquidated in a case under chapter 7 of the Bankruptcy Code. At the Confirmation Hearing, the Bankruptcy Court will determine whether holders of Allowed Claims would receive greater distributions under the Plan than they would have received in a liquidation under chapter 7 of the Bankruptcy Code.

         1.       ACCEPTANCE

                  Claims in Classes 1 and 2 are unimpaired by the Plan, and the holders thereof are conclusively presumed to have accepted the Plan.

                  Claims in Classes 3 through 182, 184 through 189, and 191 through 375 are impaired under, and the holders of such Claims are entitled to vote on the Plan and, therefore, must accept the Plan in order for it to be confirmed without application of the "fair and equitable test" described below, to such Classes. A Class of Claims is deemed to have accepted the Plan if the Plan is accepted by at least two-thirds in dollar amount and a majority in number of the Claims of each such Class (other than any Claims of creditors designated under section 1126(e) of the Bankruptcy Code) that have voted to accept or reject the Plan.

                  Claims in Class 190 are held by the Debtors who are the proponents of the Plan. The Debtors are presumed to have accepted the Plan.

                  Claims and Equity Interests in Classes 183 and 376 through 385 are impaired; however, holders of such Claims or Interests will not receive or retain property under the Plan and, therefore, such classes are deemed not to have accepted the Plan. Accordingly, confirmation of the Plan will require application of the "fair and equitable test" described below to such Classes.

         2.       "CRAMDOWN" UNDER THE FAIR AND EQUITABLE TEST

                  The Debtors will seek to confirm the Plan notwithstanding the nonacceptance or deemed nonacceptance of the Plan by any impaired Class of Claims or Equity Interests. To obtain such confirmation, it must be demonstrated to the Bankruptcy Court that the Plan "does not discriminate unfairly" and is "fair and equitable" with respect to such dissenting impaired Classes. A plan does not discriminate unfairly if the legal rights of a dissenting class are treated in a manner consistent with the treatment of other classes whose legal rights are substantially similar to those of the dissenting class and if no class receives more than it is entitled to for its claims or equity interests. The Debtors believe that the Plan satisfies this requirement.

                  The Bankruptcy Code establishes different "fair and equitable" tests for secured claims, unsecured claims and equity interests, and a "cramdown" of the Plan, as follows:

                  a. SECURED CLAIMS. Either the plan must provide (i) that the holders of such claims retain the liens securing such claims, whether the property subject to such liens is retained by the debtor or transferred to another entity, to the extent of the allowed amount of such claims, and each holder of a claim receives deferred cash payments totaling at least the allowed amount of such claim, of a value, as of the effective date of the plan, of at least the value of such holder's interest in the estate's interest in such property; (ii) for the sale of any property that is subject to the liens securing such claims, free and clear of such liens, with such liens to attach to the proceeds of such sale; or (iii) for the realization by such holders of the indubitable equivalent of such claims.

                  b. UNSECURED CLAIMS. Either (i) each holder of an impaired unsecured claim receives or retains under the plan property of a value equal to the amount of its allowed claim or (ii) the holders of claims and interests that are junior to the claims of the dissenting class will not receive any property under the plan.

                  c. EQUITY INTERESTS. Either (i) each equity interest holder will receive or retain under the plan property of a value equal to the greater of (x) the fixed liquidation preference or redemption price, if any, of such stock or (y) the value of the stock, or (ii) the holders of interests that are junior to the stock will not receive any property under the plan.

                  d. "CRAMDOWN" OF THE PLAN. Classes 183 and 376 through 385 are deemed to reject the Plan. Notwithstanding the deemed rejection of such classes, the Bankruptcy Court may still confirm the Plan if, as to each impaired class that has not accepted the Plan, the Plan does not discriminate unfairly and is fair and equitable. In the event that one or more classes of impaired Claims rejects the Plan, the Bankruptcy Court will determine at the Confirmation Hearing whether the Plan is fair and equitable with respect to, and does not discriminate unfairly against, any rejecting impaired class of Claims.

                  THE DEBTORS BELIEVE THAT THE PLAN MAY BE CONFIRMED ON A NONCONSENSUAL BASIS SO LONG AS AT LEAST ONE IMPAIRED CLASS OF CLAIMS VOTES TO ACCEPT THE PLAN. IF NECESSARY, THE BANKRUPTCY COURT SHALL DETERMINE WHETHER CONFIRMATION OF THE PLAN REQUIRES ACCEPTANCE BY AT LEAST ONE IMPAIRED CLASS OF CLAIMS FOR EACH DEBTOR OR ACCEPTANCE BY AT LEAST ONE IMPAIRED CLASS OF CLAIMS WITH REGARD TO ALL DEBTORS. THE DEBTORS WILL DEMONSTRATE AT THE CONFIRMATION HEARING THAT THE PLAN SATISFIES THE REQUIREMENTS OF SECTION 1129(b) OF THE BANKRUPTCY CODE AS TO ANY NON-ACCEPTING CLASS.

         3.       FEASIBILITY

                  The Bankruptcy Code permits a chapter 11 plan to be confirmed if it is not likely to be followed by liquidation or the need for further financial reorganization, other than as provided in the Plan. For purposes of determining whether the Plan meets this requirement, the Debtors have analyzed their ability to meet their obligations under the Plan. The Debtors believe that they will be able to make all payments required pursuant to the Plan and that the confirmation of the Plan is not likely to be followed by additional liquidation or the need for further reorganization.

         4.       "BEST INTERESTS" TEST

                  With respect to each impaired Class of Claims and Equity Interests, confirmation of the Plan requires that each such holder either (a) accepts the Plan or (b) receives or retains under the Plan property of a value, as of the Effective Date of the Plan, that is not less than the value such holder would receive or retain if the Debtors were liquidated under chapter 7 of the Bankruptcy Code.

                  This analysis requires the Bankruptcy Court to determine what the holders of Allowed Claims and Allowed Equity Interests in each impaired Class would receive from the liquidation of the Debtors' assets and properties in the context of chapter 7 liquidation cases. Refer to Section XVI.C., "Liquidation Under Chapter 7" for further information.

                  To determine if the Plan is in the best interests of each impaired Class, the value of the distributions from the proceeds of the liquidation of the Debtors' assets and properties (after subtracting the amounts attributable to the aforesaid claims) is then compared with the value offered to such Classes of Claims and Equity Interests under the Plan.

                  In applying the "best interests" test, it is possible that the Claims and Equity Interests in chapter 7 cases may not be classified according to the seniority of such Claims and Equity Interests, but instead be subjected to contractual or equitable subordination.

C.       OBJECTIONS TO CONFIRMATION OF THE PLAN

                  The Bankruptcy Court has ordered that all objections to confirmation of the Plan must be filed with the Bankruptcy Court and served by 4:00 p.m. New York City Time on March 24, 2004. Objections must be written in the English language, must specifically detail the reasons for the objection to confirmation of the Plan, and must be served on the following:

                  Enron Corp.
                  1400 Smith Street
                  Houston, Texas 77002
                  Attention:        General Counsel

                  Weil, Gotshal & Manges LLP
                  767 Fifth Avenue
                  New York, New York 10153
                  Attention:        Martin J. Bienenstock, Esq.
                                    Brian S. Rosen, Esq.

                  Milbank, Tweed, Hadley & McCloy LLP
                  One Chase Manhattan Plaza
                  New York, New York 10005
                  Attention:        Luc A. Despins, Esq.
                                    Susheel Kirpalani, Esq.

                  The Office of the United States Trustee
                  33 Whitehall Street, 21st Floor
                  New York, New York 10004
                  Attention:        Mary Elizabeth Tom, Esq.

                  Davis, Polk & Wardwell
                  450 Lexington Avenue

                  New York, New York 10017
                  Attention:        Donald S. Bernstein, Esq.

                  Shearman & Sterling
                  599 Lexington Avenue
                  New York, New York 10022
                  Attention:        Fredric Sosnick, Esq.

                  Section 1128(b) of the Bankruptcy Code provides that any party in interest may object to confirmation of a plan. Objections to confirmation of the Plan are governed by Bankruptcy Rule 9014. UNLESS AN OBJECTION TO CONFIRMATION OF THE PLAN IS TIMELY SERVED AND FILED, IT WILL NOT BE CONSIDERED BY THE BANKRUPTCY COURT.

                                 XX. CONCLUSION

                  All holders of Claims against the Debtors are urged to vote to accept the Plan and to evidence such acceptance by returning their Ballots so that they will be received by March 24, 2004 at 5:00 p.m. New York City Time.

Dated: January 9, 2004
       Houston, Texas

                                            Respectfully submitted,

                                            ENRON CORP., et al.,
                                            Debtors in Possession

                                            By: /s/ Stephen F. Cooper
                                               ---------------------------------
                                               Stephen F. Cooper
                                               Acting President, Acting Chief
                                               Executive Officer, and Chief
                                               Restructuring Officer
                                               Enron Corp.
                                               1400 Smith Street
                                               Houston, Texas 77002
                                               (713) 853-6161

OF COUNSEL:

Martin J. Bienenstock
Brian S. Rosen
Martin A. Sosland
Melanie Gray
Sylvia Mayer Baker
WEIL, GOTSHAL & MANGES LLP
767 Fifth Avenue
New York, New York 10153
(212) 310-8000

EXHIBIT 1: CHAPTER 11 PLAN

                     EXHIBIT 2: DISCLOSURE STATEMENT ORDER

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

------------------------------------------- X
                                            :
IN RE                                       :    CHAPTER 11
                                            :
ENRON CORP., ET AL.,                        :    CASE NO. 01-16034 (AJG)
                                            :
                                            :    JOINTLY ADMINISTERED
            DEBTORS.                        :
--------------------------------------------X

        ORDER PURSUANT TO SECTIONS 105, 502, 1125, 1126, AND 1128 OF THE BANKRUPTCY CODE AND BANKRUPTCY RULES 2002, 3003, 3017, 3018 AND 3020 (I)
       APPROVING THE DISCLOSURE STATEMENT FOR FIFTH AMENDED JOINT PLAN OF AFFILIATED DEBTORS; (II) SETTING A RECORD DATE FOR VOTING PURPOSES; (III)
  APPROVING SOLICITATION PACKAGES AND PROCEDURES FOR DISTRIBUTION THEREOF; (IV)
             APPROVING FORMS OF BALLOTS AND ESTABLISHING PROCEDURES
                 FOR TABULATION OF THE VOTE ON THE FIFTH AMENDED
                    JOINT PLAN OF AFFILIATED DEBTORS; AND (V)
                  SCHEDULING A HEARING AND ESTABLISHING NOTICE
                     AND OBJECTION PROCEDURES IN RESPECT OF
                 CONFIRMATION OF THE FIFTH AMENDED JOINT PLAN OF
                               AFFILIATED DEBTORS

      Upon the motion, dated September 18, 2003, (the "Motion"),(1) of Enron Corp. and its affiliated debtor entities (collectively, the "Debtors"), for an order, pursuant to sections 105, 502, 1125, 1126 and 1128 of title 11 of the United States Code (the "Bankruptcy Code") and Rules 2002, 3003, 3017, 3018, and 3020 of the Federal Rules of Bankruptcy Procedure (the "Bankruptcy Rules"), (a) approving the Debtors' Disclosure Statement for Amended Joint Plan of Affiliated Debtors Pursuant to Chapter 11 of the United States Bankruptcy Code (as amended, the "Disclosure Statement"); (b) setting a record date for voting purposes; (c) approving the Solicitation Packages and procedures for distribution thereof; (d) approving forms of Ballots and establishing procedures for tabulation of the vote on the Debtors' Amended Joint Plan of


--------
(1) Capitalized terms not otherwise defined herein have the meanings set forth in the Motion.

Affiliated Debtors Pursuant to Chapter 11 of the United States Bankruptcy Code (as amended, the "Plan"); and (e) scheduling a hearing and establishing notice and objection procedures in respect of confirmation of the Plan, all as more fully set forth in the Motion; and the Court having jurisdiction to consider the Motion and the relief requested therein being a core proceeding pursuant to 28 U.S.C. Sections 157 and 1334; and venue being proper before the Bankruptcy Court pursuant to 28 U.S.C. Sections 1408 and 1409; and a hearing having been commenced on January 6, 2004 (the "Hearing"), to consider the adequacy of the Disclosure Statement and the Motion; and the affidavits and certifications of service and publication on file with the Court, including docket number 13106 (affidavit of service filed by Brian Rosen on 9/25/03), docket number 13121 (affidavit of service filed by Brian Rosen on 9/25/03), docket number 13565 (notice of adjournment of hearing to consider the Disclosure Statement), docket number 14120 (affidavit of publication filed by Martin A. Sosland on November 11, 2003), docket number 14270 (notice of adjournment of hearing to consider the Disclosure Statement), docket number 14424 (notice of adjournment of hearing to consider the Disclosure Statement), docket number 14697 (notice of adjournment of hearing to consider the Disclosure Statement) and docket number 14895 (notice of adjournment of hearing to consider the Disclosure Statement) (collectively, the "Affidavits") are proper and timely notice of the Hearing has been given; and that such notice was adequate and sufficient; and the Court having reviewed the Disclosure Statement, the Motion, the papers in support thereof, and the responses thereto, if any; and upon the Disclosure Statement, the Motion, the papers in support thereof and the responses thereto, if any, and the record of the Hearing and upon all of the proceedings heretofore before the Court and after due deliberation and sufficient cause, the Court having found and determined that the legal and factual bases set forth in the Motion and at the Hearing establish just cause for the relief granted herein; and that the relief requested in the Motion is in the best interests of the Debtors, their estates, and creditors; and therefore

      IT IS HEREBY FOUND THAT:

      A. Notice of the Motion and the Hearing was served in accordance with the Scheduling Order Approving Form And Manner Of Notice For And Scheduling Hearing On The Debtors' Motion For Order Pursuant To Sections 105, 502, 1125, 1126, And 1128 Of The Bankruptcy Code And Bankruptcy Rules 2002, 3003, 3017, 3018 And 3020
(I) Approving The Amended Disclosure Statement; (I) Setting A Record Date For Voting Purposes; (III) Approving Solicitation Packages And Procedures For Distribution Thereof; (IV) Approving Forms Of Ballots And Establishing Procedures For Tabulation Of The Vote On The Fifth Amended Joint Plan Of Affiliated Debtors; And (V) Scheduling A Hearing And Establishing Notice And Objection Procedures In Respect Of Confirmation Of The Fifth Amended Joint Plan Of Affiliated Debtors. The foregoing notice constitutes good and sufficient notice to all interested parties and no other or further notice need be provided.

      B. The Disclosure Statement attached hereto as Exhibit H as it may be modified to reflect changes made or ordered on the record at the hearing contains "adequate information" within the meaning of section 1125 of the Bankruptcy Code.

      C. The notice substantially in the form attached hereto as Exhibit A (the "Confirmation Hearing Notice") and the procedures set forth below for providing such notice to all creditors and equity security holders of the time, date, and place of the hearing to consider confirmation of the Plan (the "Confirmation Hearing") and the contents of the Solicitation Packages and Non-Voting Solicitation Packages (both as defined below) comply with Bankruptcy Rules 2002 and 3017 and constitute sufficient notice to all interested parties.

      D. The forms of the ballots (the "Ballots") attached hereto substantially in the form of Exhibit B and Exhibit C are sufficiently consistent with Official Form No. 14 and adequately address the particular needs of these chapter 11 cases and are appropriate for each Class (as such term is defined in the Plan) of claims entitled to vote to accept or reject the Plan.

      E. The voting instructions attached hereto substantially in the form of Exhibit D contain adequate information and shall be included with each Ballot for general unsecured claims and convenience claims substantially in the form of Exhibit B and each multiple-tiered Ballot (as applicable) substantially in the form of Exhibit C.

      F. The letter of support by the Creditors' Committee in the form of
Exhibit I and the letter of support by the ENA Examiner in the form of Exhibit J (collectively, the "Letters of Support") are each approved as being a solicitation of acceptance of the Plan in good faith and in compliance with the Bankruptcy Code, including section 1125 thereof.

      G. The Ballots require the furnishing of sufficient information to assure that duplicate Ballots are not submitted and tabulated.

      H. Ballots need not be provided to the holders of unimpaired claims in Classes 1 and 2 because the Plan provides that such Classes are unimpaired and, therefore, deemed to accept the Plan.

      I. Ballots need not be provided to holders of intercompany claims in Class 190 because the holders thereof are Plan proponents and, as such they are deemed to have accepted the Plan.

      J. Ballots need not be provided to the holders of claims and interests in Classes 183 and 376 through 385 because it is anticipated that they will not receive or retain any property under the Plan in respect of such claims or interests and, therefore, are deemed to reject the Plan.

      K. The period, set forth below, during which the Debtors may solicit acceptances or rejections of the Plan is a reasonable and adequate period of time for creditors to make an informed decision to accept or reject the Plan.

      L. The procedures for the solicitation and tabulation of votes to accept or reject the Plan (as more fully set forth in the Motion and below) provide for a fair and equitable voting process and are consistent with section 1126 of the Bankruptcy Code.

      M. The Debtors have the right to seek modifications or extensions of the matters governed by this Order.

NOW, THEREFORE, IT IS ORDERED THAT:

      1. The Motion is GRANTED as modified herein.

      2. Pursuant to section 1125 of the Bankruptcy Code and Bankruptcy Rule 3017(b), the Disclosure Statement as it may have been or may be further modified to reflect changes made or ordered on the record of the hearing is APPROVED.

      3. January 6, 2004 shall be the date established as the record date (the "Record Date") for purposes of this Order and determining which creditors are entitled to vote on the Plan; provided, however, that the Debtors, with the consent of the Creditors' Committee, may agree to a later date for the Record Date so long as such agreement is announced on the record in open court and reflected in the order approving the Disclosure Statement.

      4. All objections to the Motion and Disclosure Statement or the relief requested therein, that have not been withdrawn, waived, settled or otherwise resolved and all reservations of rights included therein, are overruled.

      5. The Letters of Support in the form of Exhibit I and Exhibit J are approved and shall be included in the Solicitation Packages (as defined below).


      6. The Debtors are directed to distribute or cause to be distributed (a) a CD-ROM containing the Disclosure Statement (together with a copy of the Plan and this Order attached thereto), (b) the Confirmation Hearing Notice, (c) a Ballot, Voting Instructions and return envelope postage pre-paid and (d) the Letters of Support (collectively, the "Solicitation Package") by no later than February 3, 2004 (except as otherwise provided in this Order) absent further relief from the Court (the "Solicitation Date"), to all creditors entitled to vote and their counsel as applicable, or their record holder, nominee or agent as applicable, on the Plan as set forth in the Order, Pursuant to Sections 105(a), 502(c), 1125 and 1126 of the Bankruptcy Code and Bankruptcy Rules 3003, 3017 and 3018, Establishing Voting Procedures in Connection with the Plan Process and Temporary Allowance of Claims Procedures Related Thereto (the "Voting Procedures Order"); provided, however, that the Debtors are not required to distribute Solicitation Packages (without a Ballot, Voting Instructions and return envelope) to any holder of a claim or interest in Classes 1, 2, 183, 190, 376 through 385, parties to executory contracts who do not hold either a filed or a scheduled claim (so long as such scheduled claim is not listed as contingent, unliquidated, or disputed), or creditors not entitled to vote on the Plan pursuant to the Voting Procedures Order, unless such party makes a specific request in writing for the same.

      7. Any creditor entitled to vote in a given Class who has filed duplicate claims (meaning the claims are in the same amount, with the same classification and asserting the same basis of claim) to be voted in such Class shall be provided, to the extent possible, with only one Solicitation Package and one Ballot for voting a single claim in such Class.

      8. The Debtors are not required to distribute Solicitation Packages to creditors if such creditors' claims have already been paid in full or otherwise satisfied pursuant to an order by the Bankruptcy Court.

      9. If service by CD-ROM, or obtaining a copy of the Plan and Disclosure Statement via the Internet at http://www.nysb.uscourts.gov, http://www.elaw4enron.com and http://www.enron.com/corp/por, imposes a hardship for any creditor (e.g., the creditor does not own or have access to a computer or the Internet), such creditor may submit to the Debtors a signed certification of hardship (with supporting documentation, as appropriate) explaining why a paper copy should be provided to the creditor at the Debtors' cost. Upon receipt of a certification of hardship, the Debtors shall evaluate whether an actual hardship appears to exist and, in the event that it does, the Debtors shall provide such creditor with a paper copy of the Plan and Disclosure Statement at no cost to the creditor. If the Debtors determine that there is insufficient information to establish the existence of a hardship, the Debtors shall consult with the Creditors' Committee prior to making a final determination to deny any such request.

      10. The Debtors are directed to distribute or cause to be distributed Solicitation Packages (without a Ballot, return envelope and Voting Instructions) by the Solicitation Date to (a) the U.S. Trustee; (b) the attorneys for the Creditors' Committee and the Employee Committee; (c) attorneys for the Debtors' postpetition lenders; (d) the Securities and Exchange Commission; (e) the Internal Revenue Service; (f) indenture trustees listed on Exhibit G attached hereto (the "Indenture Trustees"); and (g) all parties that the Debtors are required to serve pursuant to the Bankruptcy Court's Case Management Order.

      11. Notices of non-voting status, substantially in the forms attached hereto as Exhibit E and Exhibit F (the "Notices of Non-Voting Status") and a Confirmation Hearing

Notice substantially in the form of Exhibit A (collectively, the "Non-Voting Solicitation Package") shall be distributed to (a) holders, as of the Record Date, of unimpaired claims in Classes 1 and 2 and their counsel as applicable; and (b) all holders, as of the Record Date, of claims or interests in Classes 183 and 376 through 385, and their counsel as applicable, which Classes are designated under the Plan as not entitled to vote to accept or reject the Plan, parties to executory contracts that have not been assumed or rejected as of the Record Date and parties not entitled to vote on the Plan pursuant to the Voting Procedures Order. Any identical claims in these Classes that are filed multiple times by the same creditor against the same Debtor shall receive one Non-Voting Solicitation Package on account of such claims. The Debtors are not required to deliver Non-Voting Solicitation Packages to members in Class 190.

      12. To the extent that any of the notices of the Voting Procedures Motion and/or the notices of the Disclosure Statement Hearing (the "Disclosure Statement Hearing Notices") have been or are returned by the United States Postal Service as undeliverable, the Debtors are excused from distributing Solicitation Packages and Non-Voting Solicitation Packages to those entities listed at such addresses unless the Debtors receive written notice of accurate addresses for such entities, or accurate forwarding addresses from the United States Postal Service, before the Solicitation Date and the failure to distribute Solicitation Packages and Non-Voting Solicitation Packages to such entities shall not constitute inadequate notice of the Confirmation Hearing, the Voting Deadline (as defined below), or violation of Bankruptcy Rule 3017(d).

      13. The Debtors shall distribute copies of the Solicitation Packages and Non-Voting Solicitation Packages, as applicable, to the record holders including, without limitation, brokers, dealers, commercial banks, trust companies or other agents or nominees (the

"Nominees") for the beneficial owners of the Debtors' prepetition debt securities entitled to vote on the Plan (the "Voting Securities") and the beneficial owners of the Debtors' prepetition debt securities not entitled to vote on the Plan (the "Non-Voting Securities") in order to allow the Nominee to forward the Solicitation Packages and Non-Voting Solicitation Packages to their beneficial owners. Each Nominee shall be entitled to receive reasonably sufficient numbers of Solicitation Packages to forward to beneficial owners of the Voting Securities, and to receive reasonably sufficient number of Non-Voting Solicitation Packages to forward to beneficial owners of the Non-Voting Securities. The Debtors shall reimburse such Nominee's reasonable, actual, and necessary out-of-pocket expenses associated with the distribution of such packages to the beneficial owners of Voting Securities and Non-Voting Securities, based upon New York Stock Exchange Guidelines.

      14. The Nominees are authorized and directed to forward the Solicitation Packages to the beneficial owners of the Voting Securities, and Non-Voting Solicitation Packages to the beneficial owners of the Non-Voting Securities, within five (5) business days of the receipt by such Nominees of the Solicitation Packages and Non-Voting Solicitation Packages.

      15. The Nominees shall have two options with regard to submitting votes with respect to any Voting Securities: (a) the Nominee can forward the Solicitation Package with the Ballots attached substantially in the form of Exhibit C-1 and Exhibit C-2, as applicable, to each Beneficial Holder entitled to vote on the Plan within five (5) business days of the receipt by such Nominee of the Solicitation Package and include a return envelope provided by, and addressed to, the Nominee to enable the Beneficial Holder to return the completed Ballot to the Nominee, with the Nominee then tabulating the vote and submitting a Master Ballot attached substantially in the form of Exhibit C-3 and Exhibit C-4, as applicable, to the Solicitation Agent; or (b) the Nominee can forward a "prevalidated" Ballot (as described below) and using the Ballot attached hereto substantially in the form of Exhibit C-1 and Exhibit C-2, as applicable, within five (5) business days of the receipt by such Nominee of the Solicitation Package, and including a return envelope addressed to the Solicitation Agent, to enable the Beneficial Holder to return the completed Ballot directly to the Solicitation Agent. To "prevalidate" a Ballot, the Nominee shall execute the Ballot and indicate on the Ballot the name of the registered holder, the amount of securities held by the Nominee for the Beneficial Holder and the account number in which such securities are held by the Nominee.

      16. Additionally, Nominees for Voting Securities entitled to make elections based upon General Unsecured Claims Against Enron North America Corp., Enron Power Marketing, Inc., Enron Gas Liquids, Inc., Enron Global Markets LLC, Enron Industrial Markets LLC, Enron Natural Gas Marketing Corp., ENA Upstream Company LLC, Enron Capital & Trade Resources International Corp. and Enron Reserve Acquisition Corp. shall utilize the election form (the "Election Form") attached hereto substantially in the form of Exhibit C-10 to allow the holders of Voting Securities to make such election (the "Election"), if desired, as provided in the Plan. The Election Forms shall be completed, if desired, and delivered to the Nominee and the Nominee shall follow the procedures established by the Solicitation Agent with respect to the delivery of the underlying securities of any Beneficial Holder that timely instructs the Nominee to make the Election, which deliveries shall be in effect until final distributions are made under the Plan.

      17. Unless a Fiduciary Stipulation (as defined below) is entered into in accordance with paragraph 18 below, with respect to allowed claims and claims temporarily allowed for voting purposes by order of this Court based upon prepetition financing transactions, bonds, syndicated bank debt and other transactions (the "Financing Transactions") listed in Section III.F "Financing Transactions" of the Disclosure Statement (as applicable) where the Beneficial Holder's votes are to be tallied and cast as a single vote by the appropriate fiduciary (the "Fiduciary") on behalf of such Fiduciary's constituency in accordance with the exercise of their duties and/or pursuant to the terms and provisions of the governing documents and applicable law, the Debtors may use the Ballots substantially in the form of Exhibit C-5 and Exhibit C-6 to enable Nominees to solicit the votes of such Fiduciaries' Beneficial Holders. The Ballots substantially in the form of Exhibit C-5 and Exhibit C-6 will be prevalidated for direct return by the Beneficial Holder to the Solicitation Agent so as to be received by no later than Noon (New York City Time) on March 15, 2004. The Solicitation Agent shall tabulate these Ballots and deliver a voting certification to the Fiduciary reflecting only how the Beneficial Holders voted on the Plan by no later than 5:00 p.m. (New York City Time) on March 19, 2004. The Debtors may use the form of Ballot substantially in the form of Exhibit C-7 and Exhibit C-8 as a Ballot to enable the Fiduciary to cast a single vote on behalf of their constituency for or against the Plan.

      18. Notwithstanding the provisions of paragraph 17 of this Order, the Debtors are authorized to enter into stipulations with the respective Fiduciaries, if desired by the Fiduciary and if the Fiduciary is so authorized pursuant to the appropriate documents, to allow the Beneficial Holders of trust securities, bonds and syndicated bank debt related to Financing Transactions to be solicited to vote directly on the Plan (the "Fiduciary Stipulations"), provided, however, that the Fiduciary Stipulations shall contain or satisfy the following:

      (a) Fiduciary Stipulations shall be submitted to this Court under a notice of presentment on ten (10) calendar days notice and, if a hearing is required, it will be held on the first available hearing date that is no less than ten (10) calendar days following the filing of the applicable Fiduciary Stipulation;

      (b) to be effective for voting purposes, Fiduciary Stipulations must be "so ordered" by this Court on or before February 13, 2004, with Solicitation Packages related to such Fiduciary Stipulations mailed to Beneficial Holders on or before February 20, 2004;

      (c) the Fiduciary Stipulations shall provide that Beneficial Holders of trust securities may be solicited directly to vote for or against the Plan based upon their pro rata share of (i) the amount of the aggregate claim as established pursuant to any Court-approved settlements, (ii) the amount of the aggregate claim as set forth on the proof of claim filed by the Fiduciary, (iii) the amount of the aggregate claim as determined pursuant to the terms of the Voting Procedures Order, or (iv) an amount agreed upon by the parties to the Fiduciary Stipulation;

      (d) if a Fiduciary Stipulation is approved by this Court on or before February 13, 2004 and provides for the direct solicitation of Beneficial Holders but (i) the underlying claim or a particular Beneficial Holder is precluded from voting pursuant to the Voting Procedures Order, or (ii) the Debtors and Fiduciaries are unable to agree upon the aggregate amount of the voting claim then, absent an agreement with the Debtors to the contrary, either the Fiduciary or the appropriate Beneficial Holder must file a motion seeking temporary allowance of the claim on or before February 17, 2004; and, upon the timely filing of such motion, the Debtors shall mail Solicitation Packages consistent with the provisions of paragraph 25 of this Order;

      (e) subject to (d) above, except as may be otherwise provided in the Fiduciary Stipulation or this Order, if the Fiduciary Stipulations are approved by this Court as provided in this Order, then the Debtors shall solicit the votes of the Beneficial Holders by using the procedures and Ballots set forth in paragraph 15 of this Order;

      (f) unless otherwise agreed by the Debtors, each Fiduciary Stipulation shall provide that the Debtors and the Creditors' Committee have reserved all rights to challenge, on or before the Confirmation Hearing Date, the tabulation of such votes as individual votes for or against the Plan; if the Debtors or the Creditors' Committee challenge the tabulation of such votes then the objecting party shall file and serve a pleading with this Court setting forth the legal bases for its challenge at least seven (7) calendar days prior to the Confirmation Hearing;

      (g) if a Fiduciary Stipulation is entered into and the Beneficial Holders are solicited directly and it is later determined that such votes should not be counted as individual votes for or against the Plan then (i) such votes shall be deemed Beneficial Holder votes to instruct the applicable Fiduciary as to how to vote the Fiduciary's claim and (ii) the manner and method for tabulating these votes for purposes of determining how the Fiduciary will vote on the Plan will be determined at the Confirmation Hearing;

      (h) each Fiduciary Stipulation shall provide that the Debtors, their estates, the Creditors' Committee and the forgoing's respective officers, directors and professionals shall incur no liability as a result of agreeing to or entering into the Fiduciary Stipulation or exercising their right to challenge, on or before the Confirmation Hearing Date, the tabulation of such votes as individual votes for or against the Plan; and

      (i) under no circumstances shall the guidelines set forth in this Order or the terms and conditions in any Fiduciary Stipulation be construed as a modification of the terms, conditions or requirements of the documents associated with the respective Financing Transaction.

The provisions set forth in this paragraph 18 and any Fiduciary Stipulation are intended to serve administrative purposes only to facilitate the solicitation process and are not intended to alter the underlying rights of the parties in interest. While the Debtors are hereby authorized to enter into such Fiduciary Stipulations, they are not required to enter into any such Fiduciary Stipulation if the Fiduciary Stipulation deviates from or supplements the guidelines set forth in this Order.

      19. Notwithstanding any other provision of this Order, if a Fiduciary Stipulation is not entered into pursuant to paragraph 18 above, the Beneficial Holders of Financing Transactions shall be entitled to file a motion seeking temporary allowance of their claim on or before February 17, 2004 requesting, among other things, that such Beneficial Holders be solicited directly to vote on the Plan; and, upon the timely filing of such motion, the Debtors shall mail Solicitation Packages consistent with the provisions of paragraph 25 of this

Order. Hearings on such temporary allowance motions shall be scheduled pursuant to the provisions of the Voting Procedures Order entered by this Court.

      20. The Beneficial Holders as of the Record Date of debt securities included in the stipulation and order related to securities issued by Enron North America and Enron Transportation Services Company (commonly referred to as "TOPRS") approved by this Court on October 2, 2003 (docket number 13269) are entitled to (1) vote on the Plan and (2) make the voluntary election to receive additional cash distributions in lieu of Plan Securities (as such term is defined in the Disclosure Statement) (the "Election"). The Nominees shall forward the Solicitation Package with the Ballots attached substantially in the form of Exhibit C-9 to each Beneficial Holder entitled to vote on the Plan within five (5) business days of the receipt by such Nominee of the Solicitation Package and include a return envelope provided by, and addressed to, the Nominee to enable the Beneficial Holder to return the completed Ballot to the Nominee, with the Nominee then tabulating the vote and submitting a Master Ballot attached substantially in the form of Exhibit C-3 to the applicable Fiduciary who will then forward the Master Ballot to the Solicitation Agent by the Voting Deadline.

      21. Additionally, Nominees for TOPRS shall utilize the election form (the "TOPRS Election Form") attached hereto substantially in the form of Exhibit C-11 to allow the holders of TOPRS claims to make an additional election (the "TOPRS Election"), if desired, as provided in the Plan. The TOPRS Election Forms shall be completed, if desired, and delivered to the Nominee and the Nominee shall follow the procedures established by the Solicitation Agent with respect to the electronic delivery of the Beneficial Holder's underlying position, which electronic deliveries shall remain in effect until final distributions are made under the Plan.

            22. With respect to Master Ballots submitted by Nominees and/or pre-validated Ballots submitted by or through the Nominees:

                  (a) all Nominees to which Beneficial Holders return their Ballots shall summarize on the Master Ballot all Ballots cast by the Beneficial Holders and return the Master Ballot to the Solicitation Agent; provided, however, that each Nominee shall be required to retain the Ballots cast by the respective Beneficial Holders for inspection for a period of at least one (1) year following the Voting Deadline;

                  (b) votes cast by the Beneficial Holders through a Nominee by means of a Master Ballot or prevalidated Ballot shall be applied against the positions held by such Nominee as evidenced by a list of record holders provided by The Depository Trust Company and compiled as of the Record Date; provided, however, that votes submitted by a Nominee on a Master Ballot or prevalidated Ballot shall not be counted in excess of the position maintained by such Nominee as of the Record Date;

                  (c) to the extent that there are over-votes submitted by a Nominee, whether pursuant to a Master Ballot or prevalidated Ballot, the Solicitation Agent shall attempt to reconcile discrepancies with the Nominee;

                  (d) to the extent that over-votes on a Master Ballot or prevalidated Ballot are not reconciled prior to the preparation of the vote certification, the Solicitation Agent shall apply the votes to accept and to reject the Plan in the same proportion as the votes to accept or reject the Plan submitted on the Master Ballot or prevalidated Ballot that contained the over-vote, but only to the extent of the position maintained by such Nominee as of the Record Date;

                  (e) multiple Master Ballots may be completed by a single Nominee and delivered to the Solicitation Agent and such votes shall be counted, except to the extent that such votes are inconsistent with or are duplicative of other Master Ballots, in which case the latest dated Master Ballot received before the Voting Deadline shall supersede and revoke any prior Master Ballot; and

                  (f) each Beneficial Holder shall be deemed to have voted the full amount of its claim.

            23. If the Debtors discover any additional claims related to debt securities, syndicated bank debt or similarly structured claims that require multiple-tier voting procedures, the Debtors shall use the solicitation and tabulation procedures applicable to such claims in accordance with the procedures approved in this Order.

            24. On October 31, 2003, the Bank of New York ("BNY") filed an (A) Limited Objection to Debtors' Motion For an Order, Among Other Things, Approving Solicitation Packages and Forms of Ballot, and (B) Motion For an Order Directing the Debtors to Include the BNY Direction and Indemnity Letter in Solicitation Packages to Noteholders of Certain Trusts (Docket No. 13871) (the "BNY Motion") which is scheduled to be heard at a hearing on February 11, 2004. To the extent that this Court issues an order granting the relief sought in the BNY Motion by February 13, 2004, the Debtors shall take such action as set forth in such order. If BNY does not enter into and file with this Court Fiduciary Stipulations for the BNY-related Financing Transaction claims in accordance with the terms of this Order, then the Debtors shall not be required to mail Solicitation Packages to Beneficial Holders of such Financing Transactions until February 20, 2004.

            25. To the extent that a creditor was not initially sent a Solicitation Package, and the creditor files a motion to temporarily allow its claim for voting purposes on or before February 17, 2004, the Debtors shall mail, via express or overnight mail, a Solicitation Package together with the appropriate Ballot (as discussed below, the "Temporary Allowance Ballot") to such creditor within five (5) business days after the filing of such motion. The creditor shall receive the appropriate Temporary Allowance Ballot substantially in the form of the Ballots attached hereto as exhibits together with the applicable form of Voting Instructions substantially in the form of Exhibit D-7, Exhibit D-8, or Exhibit D-9 (the "Temporary Allowance Voting Instructions") and shall execute and return the Temporary Allowance Ballot to the Solicitation Agent by the Voting Deadline. The Temporary Allowance Ballots shall be clearly and conspicuously titled as "provisional" Ballots. For example, the Temporary Allowance Ballot for voting general unsecured claims shall be substantially in the form of Exhibit B-1 and the title for such Ballot shall be "Provisional Ballot For Voting General Unsecured Claims". For administrative purposes all Master Ballots submitted on behalf of provisional securities ballots shall be deemed for all purposes to be provisional Master Ballots. Each Temporary Allowance Ballot shall, directly under the title for such Ballot, include a statement in bold, conspicuous text substantially as follows:

      THIS IS A PROVISIONAL BALLOT ("PROVISIONAL BALLOT") THAT HAS BEEN SENT TO YOU BECAUSE YOU HAVE FILED A MOTION REQUESTING THE UNITED STATES BANKRUPTCY COURT FOR THE SOUTHERN DISTRICT OF NEW YORK (THE "BANKRUPTCY COURT") TO TEMPORARILY ALLOW YOUR CLAIM FOR VOTING PURPOSES. RECEIPT OF THIS PROVISIONAL BALLOT DOES NOT MEAN THAT YOUR CLAIM HAS BEEN ALLOWED FOR VOTING PURPOSES. RATHER, THE AMOUNT AND CLASSIFICATION OF YOUR CLAIM (IF
      ANY) SHALL BE DETERMINED BY ORDER OF THE BANKRUPTCY COURT ON OR BEFORE APRIL 14, 2004. THE DEBTORS HAVE PROVIDED YOU WITH THIS PROVISIONAL BALLOT TO PROVIDE YOU WITH SUFFICIENT TIME TO REVIEW THE PLAN, DISCLOSURE STATEMENT AND RELATED MATERIALS SO THAT YOU MAY DETERMINE HOW TO VOTE ON THE PLAN IF YOUR CLAIM IS ULTIMATELY ALLOWED FOR VOTING PURPOSES. PLEASE REVIEW THE ATTACHED VOTING INSTRUCTIONS, COMPLETE THIS PROVISIONAL BALLOT AS DIRECTED AND RETURN IT TO THE DEBTORS' SOLICITATION AGENT, INNISFREE M&A INCORPORATED (THE "SOLICITATION AGENT"), IN THE ENVELOPE PROVIDED HEREIN BY NO LATER THAN 5:00 P.M. (NEW YORK CITY TIME) ON MARCH 24, 2004 (THE "VOTING DEADLINE"). IF THE BANKRUPTCY COURT ULTIMATELY ALLOWS YOUR CLAIM FOR VOTING PURPOSES THEN YOUR VOTE WILL BE COUNTED IF AND ONLY IF THE SOLICITATION AGENT RECEIVES A FULLY EXECUTED COPY OF THIS PROVISIONAL BALLOT BY THE VOTING DEADLINE. IF YOU HAVE ANY QUESTIONS ABOUT THIS PROVISIONAL BALLOT, PLEASE CONTACT THE SOLICITATION AGENT AT (877) 825-8906 (TOLL FREE).

If a Temporary Allowance Motion is filed that results in the creditor receiving multiple Ballots, one Ballot for voting indirect claims by Beneficial Holders in Financing Transactions and one Provisional Ballot resulting from a Temporary Allowance Motion filed by such Beneficial Holder, then the Provisional Ballot shall include a description explaining why multiple Ballots were received and why multiple Ballots are to be submitted by the applicable Voting Deadline.

            26. To the extent that a creditor received a Solicitation Package and subsequently files a Temporary Allowance Motion or Ballot Correction Motion that requests that its claim be allowed to vote on the Plan in a different class that is entitled to make different elections on their Ballot pursuant to the Plan, such creditor will only receive a new Ballot reflecting the new Class if this Court enters an order or stipulation allowing the claim to vote on the Plan in the new Class on or before April 14, 2004. If this Court enters an order or stipulation by April 14, 2004 allowing the claim to vote on the Plan in the new Class but the new Ballot is not received by the creditor and submitted by the Voting Deadline, then (1) the creditor shall submit the Ballot originally sent with the Solicitation Package indicating an acceptance or rejection of the Plan by the Voting Deadline, (2) the creditor's vote on such Ballot shall be counted as a vote in the new Class as provided by this Court's order; and (3) the creditor shall be allowed to make the appropriate election prior to the Confirmation Hearing.

            27. With the exception of the Ballots substantially in the form of Exhibit C-5 and Exhibit C-6, all Ballots must be properly executed, completed, and the original thereof shall be delivered to the Solicitation Agent so as to be actually received by no later than 5:00 p.m. (New York City Time) on March 24, 2004 (the "Voting Deadline").

            28. In order for the Ballots attached hereto substantially in the form of Exhibit C-5 and Exhibit C-6 to be counted, they must be properly executed, completed, and the original thereof shall be delivered to the Solicitation Agent so as to be actually received by no later than Noon (New York City Time) on March 15, 2004. The Solicitation Agent shall tabulate these Ballots and deliver a voting certification to the Fiduciary reflecting only how the Beneficial Holders voted on the Plan by no later than 5:00 p.m. (New York City Time) on March 19, 2004. The Fiduciary shall then complete the Ballot substantially in the form of Exhibit C-7 and Exhibit

C-8, as applicable, to cast a single vote on behalf of their constituency in accordance with the exercise of their duties and/or pursuant to the terms and provisions of the governing documents and applicable law by the Voting Deadline.

            29. All Temporary Allowance Ballots and Ballots that are the subject of a Ballot Correction Motion (as that term is defined in the Voting Procedures Order), must be properly executed, completed, and the original thereof shall be delivered to the Solicitation Agent so as to be actually received by the Voting Deadline regardless of whether the amount or classification of such claims have been resolved by the Voting Deadline.

            30. The Debtors are authorized to reimburse any reasonable, actual and necessary out-of-pocket expenses incurred by The Depository Trust Company, Nominees, Fiduciaries, brokerage firms or any nominee or trustee of beneficial holders of debt securities in connection with the distribution of the Solicitation Packages.

            31. Solely for purposes of voting to accept or reject the Plan and not for the purpose of the allowance, or distribution on account, of a claim and without prejudice to the rights of the Debtors in any other context, each claim entitled to vote to accept or reject the Plan shall be entitled to vote the amount of such claim as set forth on the Ballot; provided, however, that the foregoing procedures shall be governed in accordance with the procedures separately approved by the Bankruptcy Court pursuant to the order approving the Voting Procedures Motion.

            32. In order to facilitate tabulation of the votes on the Plan, the following tabulation procedures are hereby approved:

                  (a) a vote may be disregarded if the Bankruptcy Court determines, after notice and a hearing, that a vote was not solicited or procured in good faith or in accordance with the provisions of the Bankruptcy Code;

                  (b) any Ballot that is returned to the Solicitation Agent, but which is unsigned, or has a non-original signature, shall not be counted;

                  (c) all votes to accept or reject the Plan must be cast by using the appropriate Ballot and in accordance with the voting instructions attached hereto substantially in the form of Exhibit D and as set forth on the Ballot and votes that are cast in any other manner shall not be counted;

                  (d) a holder of claims in more than one (1) Class must use separate Ballots for each Class of claims;

                  (e) a holder of claims shall be deemed to have voted the full amount of its claim in each Class and shall not be entitled to split its vote within a particular Class;

                  (f) any Ballot (except a Master Ballot) that partially accepts and partially rejects the Plan shall not be counted;

                  (g) if a holder of claims and/or its attorney casts more than one (1) Ballot voting the same claim prior to the Voting Deadline, only the last timely Ballot received by the Solicitation Agent shall be counted;

                  (h) if a holder of claims and/or its attorney casts Ballots received by the Solicitation Agent on the same day, but which are voted inconsistently, such Ballots shall not be counted;

                  (i) any executed Ballot received by the Solicitation Agent that does not indicate either an acceptance or rejection of the Plan shall not be counted;

                  (j) any executed Ballot received by the Solicitation Agent that indicates both acceptance and rejection of the Plan shall not be counted;

                  (k) any entity entitled to vote to accept or reject the Plan may change its vote before the Voting Deadline by casting a superseding Ballot so that it is received on or before such deadline; and

                  (l) the Solicitation Agent shall not accept a vote by facsimile, telecopy transmission or electronic mail.

            33. Unless otherwise provided in accordance with the procedures set forth in the Voting Procedures Order, for voting purposes only, the creditors holding claims listed on Exhibit G attached hereto shall be entitled to vote the dollar amount of their claims; provided, however, that the aggregate dollar amount of such creditors' claims may not exceed the dollar amounts listed on Exhibit G attached hereto.

            34. The Confirmation Hearing Notice is approved.

            35. The Confirmation Hearing shall be held at 10:00 a.m. (New York City Time) on April 20, 2004; provided, however, that the Confirmation Hearing may be adjourned from time to time by the Court or the Debtors without further notice to parties other than an announcement in Court at the Confirmation Hearing or any adjourned subsequent Confirmation Hearing and the Plan may be modified pursuant to the section 1127 of the Bankruptcy Code prior to, during or as a result of the Confirmation Hearing, pursuant to the terms of the Plan, or with consent from the Creditors' Committee without further notice to parties-in-interest.

            36. The Debtors shall publish the Confirmation Hearing Notice not less than twenty (20) days before the deadline to file objections to confirmation of the Plan, in each of The Wall Street Journal (National Edition), The New York Times (National Edition), The Houston Chronicle, Financial Times, Los Angeles Times, The Oregonian, Omaha World-Herald, Seattle Times Post-Intelligencer, The Luxembourg Wort, and El Nuevo Dia. Additionally, the Debtors shall publish the Confirmation Hearing Notice electronically on the website authorized by the Case Management Order, http://www.elaw4enron.com, as well as on http://www.enron.com/corp/por.

            37. Objections to confirmation of the Plan, if any, must (a) be in writing; (b) be in the English language; (c) state the name and address of the objecting party and the amount and nature of the claim or interest of such party; (d) state with particularity the basis and nature of any objection; and
(e) be filed, together with proof of service, with the Court and served so that they are actually received no later than 4:00 p.m. (New York City Time) on March 24, 2004, by each of the parties identified in the Confirmation Hearing Notice at the respective addresses set forth therein.

            38. Objections to confirmation of the Plan not timely filed and served in the manner set forth above shall not be considered and shall be overruled.

            39. The Debtors are authorized to take or refrain from taking any action necessary or appropriate to implement the terms of and the relief granted in this Order without seeking further order of the Court.

            40. The Debtors are authorized to make nonsubstantive changes to the Disclosure Statement, Plan, Ballots, Confirmation Hearing Notice, and related documents, with consent from the Creditors' Committee, without further order of the Court, including, without limitation, changes to correct typographical and grammatical errors and to make conforming changes among the Disclosure Statement, the Plan, and any other materials in the Solicitation Package prior to their distribution.

            41. The requirement under Rule 9013-1(b) of the Local Bankruptcy Rules for the Southern District of New York for the filing of a memorandum of law is waived.

Dated: New York, New York
       January 9, 2004

                                                 ------------------------------
                                                 HONORABLE ARTHUR J. GONZALEZ
                                                 UNITED STATES BANKRUPTCY JUDGE

                                  EXHIBIT LIST

EXHIBIT A   FORM OF CONFIRMATION HEARING NOTICE

EXHIBIT B   FORMS OF BALLOTS FOR GENERAL UNSECURED CLAIMS AND CONVENIENCE CLAIMS

            B-1   BALLOT FOR VOTING GENERAL UNSECURED CLAIMS

            B-2 BALLOT FOR VOTING GENERAL UNSECURED CLAIMS (General Unsecured Claims Against Enron North America and certain of its subsidiaries)

            B-3   BALLOT FOR VOTING GENERAL UNSECURED CLAIMS (Wind Debtors)

            B-4   BALLOT FOR VOTING CONVENIENCE CLAIMS

            B-5 BALLOT FOR VOTING CONVENIENCE CLAIMS (Convenience Claims Against Enron North America and certain of its subsidiaries)

            B-6   BALLOT FOR VOTING CONVENIENCE CLAIMS (Wind Debtors)

            B-7   BALLOT FOR VOTING GUARANTY CLAIMS

            B-8   BALLOT FOR VOTING WIND GUARANTY CLAIMS

            B-9 BALLOT FOR VOTING CLASS 4 ENRON CORP. GENERAL UNSECURED CLAIMS (Credit Facilities Claims)

EXHIBIT C   FORM OF BALLOTS FOR MULTIPLE-TIERED VOTING

            C-1 BALLOT FOR VOTING SECURITIES -- GENERAL UNSECURED CLAIMS (Claims of Beneficial Holders of Securities)

            C-2 BALLOT FOR VOTING SECURITIES -- GUARANTY CLAIMS (Claims of Beneficial Holders of Securities)

            C-3   MASTER BALLOT (General Unsecured Claims)

            C-4   MASTER BALLOT (Guaranty Claims)

            C-5 BALLOT FOR BENEFICIAL HOLDER OF TRUST SECURITY -- GENERAL UNSECURED CLAIMS (INDIRECT CLAIMS)

            C-6 BALLOT FOR BENEFICIAL HOLDER OF TRUST SECURITY -- GUARANTY CLAIMS (INDIRECT CLAIMS)

            C-7 TRUSTEE BALLOT FOR BENEFICIAL HOLDER OF TRUST SECURITY -- GENERAL UNSECURED CLAIMS (INDIRECT CLAIMS)

            C-8 TRUSTEE BALLOT FOR BENEFICIAL HOLDER OF TRUST SECURITY -- GUARANTY CLAIMS (INDIRECT CLAIMS)

            C-9   BALLOT FOR VOTING TOPRS SECURITIES

            C-10  CASH ELECTION FORM

            C-11  TOPRS ELECTION FORM

EXHIBIT D   FORM OF VOTING INSTRUCTIONS

            D-1   VOTING INSTRUCTIONS FOR GENERAL UNSECURED CLAIMS

            D-2   VOTING INSTRUCTIONS FOR CLASS 4 SYNDICATED BANK DEBT

            D-3   VOTING INSTRUCTIONS FOR SECURITIES CLAIMS

            D-4   VOTING INSTRUCTIONS FOR MASTER BALLOT

            D-5   VOTING INSTRUCTIONS FOR TOPRS BALLOT

            D-6 VOTING INSTRUCTIONS FOR BENEFICIAL HOLDER BALLOT AND FIDUCIARY BALLOT

            D-7 VOTING INSTRUCTIONS FOR TEMPORARY ALLOWANCE BALLOTS (GENERAL UNSECURED CLAIMS)

            D-8 VOTING INSTRUCTIONS FOR TEMPORARY ALLOWANCE BALLOTS (SECURITIES CLAIMS)

            D-9 VOTING INSTRUCTIONS FOR TEMPORARY ALLOWANCE BALLOTS (BENEFICIAL HOLDER BALLOTS AND FIDUCIARY BALLOTS)

EXHIBIT E   NOTICE OF NON-VOTING STATUS - UNIMPAIRED CLASSES

EXHIBIT F   NOTICE OF NON-VOTING STATUS - IMPAIRED CLASSES

EXHIBIT G   ENRON'S CLASS 4 PREPETITION CLAIMS BASED ON DEBT SECURITIES AND
            SYNDICATED CREDIT FACILITIES ENTITLED TO VOTE ON THE PLAN

EXHIBIT H   DISCLOSURE STATEMENT

EXHIBIT I   LETTER OF SUPPORT BY THE CREDITORS' COMMITTEE

EXHIBIT J   LETTER OF SUPPORT BY THE ENA EXAMINER

                                    EXHIBIT A

                       FORM OF CONFIRMATION HEARING NOTICE

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

--------------------------------------------------- X
                                                    :
IN RE                                               :    CHAPTER 11
                                                    :
ENRON CORP., ET AL.,                                :    CASE NO. 01-16034 (AJG)
                                                    :
                                                    :    JOINTLY ADMINISTERED

                      DEBTORS.                      :
--------------------------------------------------- X

                 NOTICE OF (I) APPROVAL OF DISCLOSURE STATEMENT;
               (II) ESTABLISHMENT OF RECORD DATE; (III) HEARING ON
            CONFIRMATION OF THE FIFTH AMENDED PLAN AND PROCEDURES FOR
OBJECTING TO CONFIRMATION OF THE AMENDED PLAN; AND (IV) PROCEDURES AND DEADLINE
                      FOR VOTING ON THE FIFTH AMENDED PLAN
          ------------------------------------------------------------

TO ALL PERSONS AND ENTITIES WITH CLAIMS AGAINST AND EQUITY INTERESTS IN THE ABOVE-CAPTIONED DEBTORS AND DEBTORS IN POSSESSION:

PLEASE TAKE NOTICE THAT:

1. APPROVAL OF DISCLOSURE STATEMENt. By order dated January 9, 2004 (the "Order"), the United States Court for the Southern District of New York (the "Court") approved the Disclosure Statement Pursuant to Chapter 11 of the United States Bankruptcy Code for the Debtors' Fifth Amended Joint Plan of Affiliated Debtors Pursuant to Chapter 11 of title 11 of the United States Code (as may be amended, the "Bankruptcy Code"), dated January 9, 2004 (the "Disclosure Statement") filed by Enron Corp. ("Enron") and its affiliated debtor entities, as debtors and debtors in possession (collectively, the "Debtors"), and directed the Debtors to solicit votes with regard to the approval or rejection of the Debtors' Fifth Amended Joint Plan of Affiliated Debtors Pursuant to Chapter 11 of the Bankruptcy Code, dated January 9, 2004, attached as Exhibit 1 to the Disclosure Statement (as may be amended, the "Plan").

2. CONFIRMATION HEARING. A hearing (the "Confirmation Hearing") to consider the confirmation of the Plan shall be held before the Honorable Arthur J. Gonzalez, United States Bankruptcy Judge, in Room 523 of the United States Bankruptcy Court, Alexander Hamilton Custom House, One Bowling Green, New York, New York, on APRIL 20, 2004, AT 10:00 A.M. (New York City Time). The Confirmation Hearing may be continued from time to time without further notice other than the announcement by the Debtors in open court of the adjourned date at the Confirmation Hearing or any continued hearing, and the Plan may be modified, if necessary, prior to, during, or as a result of the Confirmation Hearing in accordance with the terms of the Plan, without further notice to interested parties.

                               Exhibit A, page 1

3. RECORD DATE FOR VOTING PURPOSES. All creditors who hold claims on January 6, 2004 (the "Record Date") shall be entitled to vote on the Plan as set forth in the order, pursuant to sections 105(a), 502(c), 1125 and 1126 of the Bankruptcy Code and Bankruptcy Rules 3003, 3017 and 3018, establishing voting procedures in connection with the plan process and temporary allowance of claims procedures related thereto dated January 9, 2004 (docket number ____) (the "Voting Procedures Order").

4. VOTING DEADLINE. All votes against the Debtors to accept or reject the Plan must be received by 5:00 p.m. (New York City Time) on March 24, 2004 (the "Voting Deadline"). Any failure to follow the voting instructions on the Ballots (the "Ballots") that shall be included in the Solicitation Packages may disqualify your Ballot and your vote.

5. PARTIES IN INTEREST NOT ENTITLED TO VOTE. Holders of unimpaired claims and holders of claims or interests who are expected to receive no distribution under the Plan are not entitled to vote on the Plan. Such holders shall receive a Notice of Non-Voting Status, rather than a Ballot and Solicitation Package.

6. OBJECTIONS TO CONFIRMATION. Objections, if any, to the confirmation of the Plan must (i) be in writing; (ii) be in the English language; (iii) state the name and address of the objecting party and the amount and nature of the claim or interest of such party; (iv) state with particularity the basis and nature of any objection to the Plan; and (v) be filed, together with proof of service, with the Bankruptcy Court and served so that they are received by the parties identified in the Confirmation Hearing Notice, no later than March 24, 2004 at 4:00 p.m. (New York City Time) by (1) the Debtors, 1400 Smith Street, Houston, Texas 77002-7361, Attention: General Counsel; (2) Weil, Gotshal & Manges LLP, 767 Fifth Avenue, New York, New York 10153, Attention: Martin J. Bienenstock, Esq. and Brian S. Rosen, Esq. (Facsimile: 212-310-8007), counsel to the Debtors; (3) Togut, Segal & Segal LLP, One Penn Plaza, New York, New York 10119, Attention: Albert Togut, Esq. (Facsimile: 212-967-4258), co-counsel to the Debtors; (4) Milbank, Tweed, Hadley & McCloy LLP, One Chase Manhattan Plaza, New York, New York 10005, Attention: Luc A. Despins, Esq. (Facsimile: 212-530-5219), counsel to the Creditors' Committee; (5) Squire, Sanders & Dempsey, L.L.P., 312 Walnut Street, Suite 3500, Cincinnati, OH 45202, Attention:
      Stephen D. Lerner, Esq. (Facsimile: 513-361-1201), co-counsel to the Creditors' Committee; (6) Kronish Lieb Wiener & Hellman L.L.P., 1114 Avenue of the Americas, New York, New York 10036-7798, Attention: James A. Beldner, Esq. (Facsimile: 212-479-6275), counsel to the Employee Related Issues Committee; (7) the Office of the United States Trustee, 33 Whitehall Street, 21st Floor, New York, NY 10004, Attention: Mary Elizabeth Tom, Esq.; (8) Davis, Polk & Wardwell, 450 Lexington Avenue, New York, New York 10017, Attention: Donald S. Bernstein, Esq. (Facsimile:
      212-450-3800), counsel to JP Morgan Chase Bank, as Agent; and (9) Shearman & Sterling, 599 Lexington Avenue, New York, New York 10022, Attention:
      Fredric Sosnick, Esq. (Facsimile: 212-848-7179), counsel to Citicorp, as Agent.

8. EXECUTORY CONTRACTS AND UNEXPIRED LEASES. Not later than five (5) days prior to the Voting Deadline, as the same may be extended, the Debtors in Possession shall file the

                               Exhibit A, page 2

      Assumption Schedule with the Bankruptcy Court setting forth the list of executory contracts and unexpired leases to be assumed by the Debtors pursuant to the Plan as of the Effective Date, and such executory contracts and unexpired leases shall be deemed assumed as of the Effective Date. The listing of a document on the Assumption Schedule shall not constitute an admission by the Debtors that such document is an executory contract or an unexpired lease or that the Debtors have any liability thereunder, with the exception of the amount of any proposed cure amount listed thereon. Unless otherwise specified on the Assumption Schedule, each executory contract or unexpired lease listed on the Assumption Schedule shall include all exhibits, schedules, riders, modifications, amendments, supplements, attachments, restatements, or other agreements made directly or indirectly by any agreement, instrument, or other document that in any manner affects such executory contract or unexpired lease, without regard to whether such agreement, instrument or other document is listed on the Assumption Schedule. The Debtors in Possession may at any time during the period from the Confirmation Date up to and including the Effective Date amend the Assumption Schedule to delete any executory contracts or unexpired leases therefrom. In the event that the Debtors in Possession determine to amend the Assumption Schedule, (1) the Debtors in Possession shall file a notice (a "Rejection Notice") of any such amendment with the Bankruptcy Court and serve such Rejection Notice on any affected party and (2) any executory contract or unexpired lease deleted from the Assumption Schedule shall be deemed rejected as of the date of such Rejection Notice. Any monetary amounts required as cure payments on each executory contract and unexpired lease to be assumed pursuant to the Plan shall be satisfied, pursuant to section 365(b)(1) of the Bankruptcy Code, by payment of the cure amount in Cash on the Effective Date or upon such other terms and dates as the parties to such executory contracts or unexpired leases otherwise may agree. In the event of a dispute regarding (a) the amount of any cure payment, (b) the ability of the Debtors or any assignee to provide "adequate assurance of future performance" (within the meaning of section 365 of the Bankruptcy Code) under the contract or lease to be assumed or (c) any other matter pertaining to assumption arises, the cure payments required by section 365(b)(1) of the Bankruptcy Code shall be subject to the jurisdiction of the Bankruptcy Court and made following the existence of a Final Order resolving such dispute.

9. APPROVAL OF ASSUMPTION OR REJECTION OF EXECUTORY CONTRACTS AND UNEXPIRED LEASES. Any executory contracts or unexpired leases not set forth on the Assumption Schedule that have not expired by their own terms on or prior to the Confirmation Date, which have not been assumed and assigned or rejected with the approval of the Bankruptcy Court, or which are not the subject of a motion to assume the same pending as of the Confirmation Date shall be deemed rejected by the Debtors in Possession on the Confirmation Date and the entry of the Confirmation Order by the Bankruptcy Court shall constitute approval of such rejections pursuant to sections 365(a) and 1123 of the Bankruptcy Code.

10. BAR DATE FOR FILING PROOFS OF CLAIM RELATING TO EXECUTORY CONTRACTS AND UNEXPIRED LEASES REJECTED PURSUANT TO THE PLAN. Except with regard to executory contracts governed in accordance with the provisions of Section
      34.3 of the Plan, if the rejection of an executory contract or unexpired lease by the Debtors in Possession hereunder results in damages to the other party or parties to such contract or lease, any claim for such

                               Exhibit A, page 3
      damages, if not heretofore evidenced by a filed proof of claim, shall be forever barred and shall not be enforceable against the Debtors, or its properties or agents, successors, or assigns, unless a proof of claim is filed with the Bankruptcy Court and served upon attorneys for the Debtors on or before thirty (30) days after the latest to occur of (a) the Confirmation Date, (b) the date of entry of an order by the Bankruptcy Court authorizing rejection of a particular executory contract or unexpired lease and (c) the date of the Rejection Notice with respect to a particular executory contract or unexpired lease.

11. ADDITIONAL INFORMATION. Any party in interest wishing to view the Plan and Disclosure Statement may view such documents by accessing the Court's Electronic Case Filing System which can be found at www.nysb.uscourts.gov, the official website for the Court, or by accessing either the website www.elaw4enron.com or www.enron.com/corp/por. Any party in interest wishing to obtain (i) information about the solicitation procedures or
      (ii) upon proof of hardship, copies of the Plan or Disclosure Statement, should telephone the Debtors' solicitation agent, Innisfree M&A Incorporated at (877) 825-8906 (Toll Free).

THE PLAN CONTAINS AN INJUNCTION WHICH PREVENTS, AMONG OTHER THINGS, ANY HOLDER OF ANY CLAIM OR EQUITY INTEREST OR ANY OTHER PARTY IN INTEREST IN THE DEBTORS' CHAPTER 11 CASES FROM DIRECTLY OR INDIRECTLY COMMENCING OR CONTINUING, IN ANY MANNER, ANY ACTION OR OTHER PROCEEDING OF ANY KIND AGAINST THE DEBTORS, OR THE REORGANIZED DEBTORS, ENFORCING JUDGMENTS RELATING TO SUCH CLAIMS OR INTERESTS, ASSERTING RIGHTS OF SETOFF, RECOUPMENT OR SUBROGATION, OR INTERFERING IN ANY WAY WITH THE PLAN OR ANY SCHEMES OF ARRANGEMENT THEREUNDER. IN ADDITION, EXCEPT AS PROVIDED IN THE PLAN, THE DEBTORS AND REORGANIZED DEBTORS SHALL NOT HAVE ANY LIABILITY FOR ANY CLAIM OR EQUITY INTEREST IN THE DEBTORS THAT ARE CANCELLED OR TERMINATED UNDER THE PLAN OR WHICH AROSE PRIOR TO THE EFFECTIVE DATE OF THE PLAN.

Dated: New York, New York

         _________, 2004


                               Exhibit A, page 4

                                    EXHIBIT B

      FORMS OF BALLOTS FOR GENERAL UNSECURED CLAIMS AND CONVENIENCE CLAIMS

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

----------------------------------------------------- X
                                                      :
IN RE                                                 :  CHAPTER 11
                                                      :
ENRON CORP., ET AL.,                                  :  CASE NO. 01-16034 (AJG)
                                                      :
                                                      :  JOINTLY ADMINISTERED
                     DEBTORS.                         :
----------------------------------------------------- X

          BALLOT FOR ACCEPTING OR REJECTING FIFTH AMENDED JOINT PLAN OF AFFILIATED DEBTORS PURSUANT TO CHAPTER 11 OF THE BANKRUPTCY CODE

                   BALLOT FOR VOTING GENERAL UNSECURED CLAIMS

The above-captioned debtors and debtors in possession (collectively, the "Debtors"), have filed the Fifth Amended Joint Plan of Affiliated Debtors Pursuant to Chapter 11 of the Bankruptcy Code, dated January 9, 2004 (the "Plan"). The Plan is attached as Exhibit 1 to the Debtors' Disclosure Statement for Fifth Amended Joint Plan of Affiliated Debtors Pursuant to Chapter 11 of the United States Bankruptcy Code, dated January 9, 2004 (the "Disclosure Statement"), which is contained in the CD-ROM accompanying this Ballot. If you are, as of January 6, 2004, the holder of an unpaid General Unsecured Claim against the Debtor listed in Item 5 of this Ballot that arose prior to the commencement of such Debtor's chapter 11 case (the "Petition Date"), please use this Ballot to cast your vote to accept or reject the Plan. The Bankruptcy Court has approved the Disclosure Statement, which provides information to assist you in deciding how to vote on the Plan. Bankruptcy Court approval of the Disclosure Statement does not indicate approval of the Plan by the Bankruptcy Court. If you do not have a CD-ROM containing the Plan and Disclosure Statement, you may obtain a CD-ROM by contacting the Debtors' solicitation agent, Innisfree M&A Incorporated (the "Solicitation Agent"), at (877) 825-8906 (Toll Free).

                                    IMPORTANT

YOU SHOULD REVIEW THE PLAN AND THE DISCLOSURE STATEMENT BEFORE YOU VOTE. YOU MAY WISH TO SEEK LEGAL ADVICE CONCERNING THE PLAN AND THE CLASSIFICATION AND TREATMENT OF YOUR CLAIM UNDER THE PLAN. ITEM 5 OF THIS BALLOT INDICATES (1) THE CLASS RELATED TO YOUR GENERAL UNSECURED CLAIM COVERED BY THIS BALLOT, (2) THE DOLLAR AMOUNT OF SUCH CLAIM, AND (3) THE DEBTOR RELATED TO SUCH CLASS. IF YOU HOLD CLAIMS IN MORE THAN ONE CLASS UNDER THE PLAN, YOU WILL RECEIVE A BALLOT FOR EACH CLASS IN WHICH YOU ARE ENTITLED TO VOTE AND MUST COMPLETE A SEPARATE BALLOT FOR EACH CLASS OF CLAIMS.

VOTING DEADLINE: 5:00 P. M. NEW YORK CITY TIME ON MARCH 24, 2004.

IF YOUR BALLOT IS NOT RECEIVED BY THE DEBTORS' SOLICITATION AGENT ON OR BEFORE THE VOTING DEADLINE AND SUCH DEADLINE IS NOT EXTENDED BY THE DEBTOR, YOUR VOTE WILL NOT COUNT AS EITHER AN ACCEPTANCE OR REJECTION OF THE PLAN AND ANY ELECTION YOU HAVE MADE IN ITEM 3, BELOW, FOR CONVENIENCE CLAIM TREATMENT OF YOUR CLAIM WILL NOT BE COUNTED.

BALLOTS WILL NOT BE ACCEPTED BY FACSIMILE OR ELECTRONIC MAIL TRANSMISSION.

IF THE PLAN IS CONFIRMED BY THE BANKRUPTCY COURT, IT WILL BE BINDING ON YOU WHETHER OR NOT YOU VOTE TO ACCEPT THE PLAN.

                              Exhibit B-1, page 1

This Ballot is not a letter of transmittal and may not be used for any purpose other than to cast votes to accept or reject the Plan and/or to elect convenience claim treatment of your claim(s).

   HOW TO VOTE (AS MORE FULLY SET FORTH IN THE ATTACHED VOTING INSTRUCTIONS):

COMPLETE ITEM 2.

IF DESIRED, COMPLETE ITEM 3.

REVIEW THE CERTIFICATIONS CONTAINED IN ITEM 4.

SIGN THE BALLOT.

RETURN THE BALLOT IN THE PRE-ADDRESSED POSTAGE-PAID ENVELOPE (SO THAT IT IS RECEIVED BEFORE THE VOTING DEADLINE).

YOU MUST VOTE THE FULL AMOUNT OF ALL GENERAL UNSECURED CLAIMS COVERED BY THIS BALLOT EITHER TO ACCEPT OR TO REJECT THE PLAN AND MAY NOT SPLIT YOUR VOTE.

ANY EXECUTED BALLOT RECEIVED THAT (A) DOES NOT INDICATE EITHER AN ACCEPTANCE OR REJECTION OF THE PLAN, OR (B) THAT INDICATES BOTH AN ACCEPTANCE AND A REJECTION OF THE PLAN, WILL NOT BE COUNTED.

ITEM 1. AMOUNT OF CLAIMS VOTED. You are entitled to vote the claim set forth in Item 5. The Debtors reserve the right to object to such claim for purposes of distribution under the Plan.

ITEM 2. VOTE. The holder of the General Unsecured Claim identified in Item 5 votes as follows (check one box only -- if you do not check a box, or if you check both boxes, your vote will not be counted):

              [ ]   to ACCEPT the Plan.  OR   [ ]   to REJECT the Plan.

ITEM 3. VOLUNTARY ELECTION OF CONVENIENCE CLAIM TREATMENT. By checking the box below, the holder of the General Unsecured Claim identified in Item 5 elects to reduce the amount of its Allowed Claim to $50,000 and to have its Allowed General Unsecured Claim treated as Convenience Claim under the Plan, receive the treatment specified in Article XVI of the Plan, and have its vote counted as a member of the applicable Convenience Class against the Debtor set forth in Item 5. If the box below is NOT checked, such holder's Allowed General Unsecured Claim will receive the treatment specified in Article VII of the Plan:

              [ ]   I Elect Convenience Claim Treatment.

        NEITHER YOUR RECEIPT OF THIS BALLOT NOR YOUR ELECTION OF CONVENIENCE CLAIM TREATMENT SIGNIFIES THAT YOUR CLAIM HAS BEEN OR WILL BE ALLOWED.

                              Exhibit B-1, page 2

ITEM 4. CERTIFICATION. By returning this Ballot, the holder, or an authorized signatory for such holder, of the General Unsecured Claim identified in Item 5 certifies that: (a) this Ballot is the only Ballot submitted for its General Unsecured Claim identified in Item 5; (b) it has full power and authority to vote to accept or reject the Plan and to elect treatment with respect to the General Unsecured Claim identified in Item 5; (c) it was the holder of the General Unsecured Claim identified in Item 5 as of January 6, 2004; and (d) it has received a CD-ROM containing a copy of the Disclosure Statement (including the exhibits thereto) and understands that the solicitation of votes for the Plan and the election of convenience claim treatment under the Plan are subject to all the terms and conditions set forth in the Disclosure Statement and Plan.

                          Name of Creditor :
                                            -----------------------------------
                                                   (Print or Type)

                          Social Security or Federal Tax ID. No.:
                                                                 --------------
                                                                    (Optional)
                          Signature:
                                    -------------------------------------------

                          Print Name:
                                     ------------------------------------------

                          Title:
                                -----------------------------------------------
                                                   (If Appropriate)

                          Street Address:
                                          -------------------------------------

                          City, State, Zip Code:
                                                -------------------------------

                          Telephone Number  (       )
                                            -----------------------------------

                          Date Completed:
                                         --------------------------------------

                              Exhibit B-1, page 3

[INSERT FROM INNISFREE SETTING FORTH CLAIM AMOUNT AND PLAN CLASS -- ITEM 5]

This Ballot will not constitute or be deemed a proof of claim or equity interest, an assertion of a claim or equity interest, or the allowance of a claim or equity interest. Nor does the information set forth on this Ballot constitute an admission by the Debtors as to the extent, validity or priority of the claim voted herein.

YOUR VOTE MUST BE FORWARDED IN AMPLE TIME FOR YOUR VOTE TO BE RECEIVED BY THE SOLICITATION AGENT BY 5:00 P.M., NEW YORK CITY TIME, ON MARCH 24, 2004, OR YOUR VOTE WILL NOT BE COUNTED.

IF YOU HAVE ANY QUESTIONS REGARDING THIS BALLOT OR THE VOTING PROCEDURES, OR IF YOU NEED A BALLOT OR A CD-ROM CONTAINING THE DISCLOSURE STATEMENT OR OTHER ENCLOSED MATERIALS, PLEASE CALL THE SOLICITATION AGENT AT (877) 825-8906 (TOLL
FREE). IF OBTAINING A COPY OF THE PLAN AND DISCLOSURE STATEMENT VIA CD-ROM OR THE INTERNET IMPOSES A HARDSHIP, YOU MAY SUBMIT A CERTIFICATION OF HARDSHIP EXPLAINING THE REASONS WHY A PAPER COPY OF THE PLAN AND DISCLOSURE STATEMENT SHOULD BE PROVIDED BY THE DEBTORS. IF THE DEBTORS DETERMINE THAT A HARDSHIP EXISTS, THE DEBTORS WILL PROVIDE YOU WITH A PAPER COPY OF THE PLAN AND DISCLOSURE STATEMENT AT THE DEBTORS' COST WITHIN FIVE (5) BUSINESS DAYS. IF THE DEBTORS DETERMINE THAT THERE IS INSUFFICIENT INFORMATION TO ESTABLISH THE EXISTENCE OF A HARDSHIP, THE DEBTORS WILL CONSULT WITH THE CREDITORS' COMMITTEE PRIOR TO MAKING A FINAL DETERMINATION TO DENY A REQUEST.

                              Exhibit B-1, page 4

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

-------------------------------------------------- X
                                                   :
IN RE                                              :   CHAPTER 11
                                                   :
ENRON CORP., ET AL.,                               :   CASE NO. 01-16034 (AJG)
                                                   :
                                                   :   JOINTLY ADMINISTERED
                       DEBTORS.                    :
-------------------------------------------------- X

          BALLOT FOR ACCEPTING OR REJECTING FIFTH AMENDED JOINT PLAN OF AFFILIATED DEBTORS PURSUANT TO CHAPTER 11 OF THE BANKRUPTCY CODE

                   BALLOT FOR VOTING GENERAL UNSECURED CLAIMS

    (General Unsecured Claims Against Enron North America Corp., Enron Power Marketing, Inc., Enron Gas Liquids, Inc., Enron Global Markets LLC, Enron
Industrial Markets LLC, Enron Natural Gas Marketing Corp., ENA Upstream Company
   LLC, Enron Capital & Trade Resources International Corp. and Enron Reserve
                               Acquisition Corp.)

The above-captioned debtors and debtors in possession (collectively, the "Debtors"), have filed the Fifth Amended Joint Plan of Affiliated Debtors Pursuant to Chapter 11 of the Bankruptcy Code, dated January 9, 2004 (the "Plan"). The Plan is attached as Exhibit 1 to the Debtors' Disclosure Statement for Fifth Amended Joint Plan of Affiliated Debtors Pursuant to Chapter 11 of the United States Bankruptcy Code, dated January 9, 2004 (the "Disclosure Statement"), which is contained in the CD-ROM accompanying this Ballot. If you are, as of January 6, 2004, the holder of an unpaid General Unsecured Claim against the Debtor listed in Item 6 of this Ballot that arose prior to the commencement of such Debtor's chapter 11 case (the "Petition Date"), please use this Ballot to cast your vote to accept or reject the Plan. The Bankruptcy Court has approved the Disclosure Statement, which provides information to assist you in deciding how to vote on the Plan. Bankruptcy Court approval of the Disclosure Statement does not indicate approval of the Plan by the Bankruptcy Court. If you do not have a CD-ROM containing the Plan and Disclosure Statement, you may obtain a CD-ROM by contacting the Debtors' solicitation agent, Innisfree M&A Incorporated (the "Solicitation Agent"), at (877) 825-8906 (Toll Free).

                                    IMPORTANT

YOU SHOULD REVIEW THE PLAN AND THE DISCLOSURE STATEMENT BEFORE YOU VOTE. YOU MAY WISH TO SEEK LEGAL ADVICE CONCERNING THE PLAN AND THE CLASSIFICATION AND TREATMENT OF YOUR CLAIM UNDER THE PLAN. ITEM 6 OF THIS BALLOT INDICATES (1) THE CLASS RELATED TO YOUR GENERAL UNSECURED CLAIM COVERED BY THIS BALLOT, (2) THE DOLLAR AMOUNT OF SUCH CLAIM, AND (3) THE DEBTOR RELATED TO SUCH CLASS. IF YOU HOLD CLAIMS IN MORE THAN ONE CLASS UNDER THE PLAN, YOU WILL RECEIVE A BALLOT FOR EACH CLASS IN WHICH YOU ARE ENTITLED TO VOTE AND MUST COMPLETE A SEPARATE BALLOT FOR EACH CLASS OF CLAIMS.

VOTING DEADLINE: 5:00 P. M. NEW YORK CITY TIME ON MARCH 24, 2004.

IF YOUR BALLOT IS NOT RECEIVED BY THE DEBTORS' SOLICITATION AGENT ON OR BEFORE THE VOTING DEADLINE AND SUCH DEADLINE IS NOT EXTENDED BY THE DEBTOR, YOUR VOTE WILL NOT COUNT AS EITHER AN ACCEPTANCE OR REJECTION OF THE PLAN AND ANY ELECTION YOU HAVE MADE IN ITEM 3, BELOW, FOR CONVENIENCE CLAIM TREATMENT OF YOUR CLAIM WILL NOT BE COUNTED.

BALLOTS WILL NOT BE ACCEPTED BY FACSIMILE OR ELECTRONIC MAIL TRANSMISSION.

                              Exhibit B-2, page 1

IF THE PLAN IS CONFIRMED BY THE BANKRUPTCY COURT, IT WILL BE BINDING ON YOU WHETHER OR NOT YOU VOTE TO ACCEPT THE PLAN.

This Ballot is not a letter of transmittal and may not be used for any purpose other than to cast votes to accept or reject the Plan and/or to elect convenience claim treatment of your claim(s).

   HOW TO VOTE (AS MORE FULLY SET FORTH IN THE ATTACHED VOTING INSTRUCTIONS):

COMPLETE ITEM 2.

IF DESIRED, COMPLETE ITEM 3 OR ITEM 4.

REVIEW THE CERTIFICATIONS CONTAINED IN ITEM 5.

SIGN THE BALLOT.

RETURN THE BALLOT IN THE PRE-ADDRESSED POSTAGE-PAID ENVELOPE (SO THAT IT IS RECEIVED BEFORE THE VOTING DEADLINE).

YOU MUST VOTE THE FULL AMOUNT OF ALL GENERAL UNSECURED CLAIMS COVERED BY THIS BALLOT EITHER TO ACCEPT OR TO REJECT THE PLAN AND MAY NOT SPLIT YOUR VOTE.

ANY EXECUTED BALLOT RECEIVED THAT (A) DOES NOT INDICATE EITHER AN ACCEPTANCE OR REJECTION OF THE PLAN, OR (B) THAT INDICATES BOTH AN ACCEPTANCE AND A REJECTION OF THE PLAN, WILL NOT BE COUNTED.

ITEM 1. AMOUNT OF CLAIMS VOTED. You are entitled to vote the claim set forth in Item 6. The Debtors reserve the right to object to such claim for purposes of distribution under the Plan.

ITEM 2. VOTE. The holder of the General Unsecured Claim identified in Item 6 votes as follows (check one box only -- if you do not check a box, or if you check both boxes, your vote will not be counted):

             [ ]  to ACCEPT the Plan.     OR    [ ]     to REJECT the Plan.

--------------------------------------------------------------------------------

         YOU MAY MAKE EITHER THE ELECTION IN ITEM 3 OR THE ELECTION IN ITEM 4, BUT ARE NOT REQUIRED TO MAKE ANY ELECTION. YOUR CLAIM WILL BE TREATED IN ACCORDANCE WITH ARTICLE VII OF THE PLAN IF YOU DO NOT ELECT ITEM 3 OR ITEM 4 BELOW.

ITEM 3. VOLUNTARY ELECTION OF CONVENIENCE CLAIM TREATMENT. By checking the box below, the holder of the General Unsecured Claim identified in Item 6 elects to reduce the amount of its Allowed Claim to $50,000 and to have its Allowed General Unsecured Claim indicated in Item 6 treated as Convenience Claim under the Plan, receive the treatment specified in
         Article XVI of the Plan, and have its vote counted as a member of the applicable Convenience Class against the Debtor set forth in Item 6. If the box below is not checked, such holder's Allowed General Unsecured Claim indicated in Item 6 will receive the treatment specified in
         Article VII of the Plan:

               [ ]   I Elect Convenience Claim Treatment

         OR

                              Exhibit B-2, page 2

ITEM 4.  VOLUNTARY ELECTION TO RECEIVE ADDITIONAL CASH DISTRIBUTIONS IN LIEU
         OF PARTIAL PLAN SECURITIES. By checking the box below, the holder of the General Unsecured Claim identified in Item 6 elects to receive in accordance with section 7.3 of the Plan its Pro Rata Share of One Hundred Twenty Five Million Dollars ($125,000,000) in lieu of all or a portion of the Plan Securities to which such holder is otherwise entitled to receive on account of its Allowed General Unsecured Claim indicated above.

             [ ] I Elect Additional Cash Distribution In Lieu of Partial Plan
                 Securities.

         NEITHER YOUR RECEIPT OF THIS BALLOT NOR YOUR ELECTION IN ITEM 3 OR
         ITEM 4 SIGNIFIES THAT YOUR CLAIM HAS BEEN OR WILL BE ALLOWED

ITEM 5. CERTIFICATION. By returning this Ballot, the holder, or the authorized representative of such holder, of the General Unsecured Claim identified in Item 6 certifies that: (a) this Ballot is the only Ballot submitted for its General Unsecured Claim as identified in Item 6; (b) it has full power and authority to vote to accept or reject the Plan and to elect treatment with respect to the General Unsecured Claim identified in Item 6; (c) it was the holder of the General Unsecured Claim identified in Item 6 as of January 6, 2004; and (d) it has received a CD-ROM containing the Disclosure Statement (including the exhibits thereto) and understands that the solicitation of votes for the Plan, the election of convenience claim treatment under the Plan and the election to receive an additional Cash distribution in lieu of partial Plan Securities are subject to all the terms and conditions set forth in the Disclosure Statement and Plan.

                       Name of Creditor :
                                         -------------------------------------
                                                (Print or Type)

                       Social Security or Federal Tax ID. No.:
                                                              ----------------
                                                                 (Optional)
                       Signature:
                                 ---------------------------------------------

                       Print Name:
                                  --------------------------------------------

                       Title:
                             -------------------------------------------------
                                                (If Appropriate)

                       Street Address:
                                       ---------------------------------------

                       City, State, Zip Code:
                                             ---------------------------------

                       Telephone Number  (       )
                                         -------------------------------------

                       Date Completed:
                                      ----------------------------------------

                              Exhibit B-2, page 3

[INSERT FROM INNISFREE SETTING FORTH CLAIM AMOUNT AND PLAN CLASS  -- ITEM 6]

This Ballot will not constitute or be deemed a proof of claim or equity interest, an assertion of a claim or equity interest, or the allowance of a claim or equity interest. Nor does the information set forth on this Ballot constitute an admission by the Debtors as to the extent, validity or priority of the claim voted herein.

YOUR VOTE MUST BE FORWARDED IN AMPLE TIME FOR YOUR VOTE TO BE RECEIVED BY THE SOLICITATION AGENT BY 5:00 P.M., NEW YORK CITY TIME, ON MARCH 24, 2004, OR YOUR VOTE WILL NOT BE COUNTED.

IF YOU HAVE ANY QUESTIONS REGARDING THIS BALLOT OR THE VOTING PROCEDURES, OR IF YOU NEED A BALLOT OR CD-ROM CONTAINING THE DISCLOSURE STATEMENT OR OTHER ENCLOSED MATERIALS, PLEASE CALL THE SOLICITATION AGENT AT (877) 825-8906 (TOLL
FREE). IF OBTAINING A COPY OF THE PLAN AND DISCLOSURE STATEMENT VIA CD-ROM OR THE INTERNET IMPOSES A HARDSHIP, YOU MAY SUBMIT A CERTIFICATION OF HARDSHIP EXPLAINING THE REASONS WHY A PAPER COPY OF THE PLAN AND DISCLOSURE STATEMENT SHOULD BE PROVIDED BY THE DEBTORS. IF THE DEBTORS DETERMINE THAT A HARDSHIP EXISTS, THE DEBTORS WILL PROVIDE YOU WITH A PAPER COPY OF THE PLAN AND DISCLOSURE STATEMENT AT THE DEBTORS' COST WITHIN FIVE (5) BUSINESS DAYS. IF THE DEBTORS DETERMINE THAT THERE IS INSUFFICIENT INFORMATION TO ESTABLISH THE EXISTENCE OF A HARDSHIP, THE DEBTORS WILL CONSULT WITH THE CREDITORS' COMMITTEE PRIOR TO MAKING A FINAL DETERMINATION TO DENY A REQUEST.

                              Exhibit B-2, page 4

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

------------------------------------------------- X
                                                  :
IN RE                                             :   CHAPTER 11
                                                  :
ENRON CORP., ET AL.,                              :   CASE NO. 01-16034 (AJG)
                                                  :
                                                  :   JOINTLY ADMINISTERED
                      DEBTORS.                    :
------------------------------------------------- X

          BALLOT FOR ACCEPTING OR REJECTING FIFTH AMENDED JOINT PLAN OF AFFILIATED DEBTORS PURSUANT TO CHAPTER 11 OF THE BANKRUPTCY CODE

                   BALLOT FOR VOTING GENERAL UNSECURED CLAIMS

   (General Unsecured Claims Against Wind, Enron Wind Systems, LLC, Enron Wind Constructors LLC, Enron Wind Energy Systems LLC, Enron Wind Maintenance LLC, Enron Wind LLC, Enron Wind Development LLC, ZWHC LLC, Zond Pacific, LLC, Zond Minnesota Construction Company LLC, Enron Wind Storm Lake I LLC, Green Power
    Partners I LLC, Enron Wind Storm Lake II LLC, Enron Wind Lake Benton LLC, Cabazon Power Partners LLC, Cabazon Holdings LLC and Victory Garden Power
                                 Partners I LLC)

The above-captioned debtors and debtors in possession (collectively, the "Debtors"), have filed the Fifth Amended Joint Plan of Affiliated Debtors Pursuant to Chapter 11 of the Bankruptcy Code, dated January 9, 2004 (the "Plan"). The Plan is attached as Exhibit 1 to the Debtors' Disclosure Statement for Fifth Amended Joint Plan of Affiliated Debtors Pursuant to Chapter 11 of the United States Bankruptcy Code, dated January 9, 2004 (the "Disclosure Statement"), which is contained in the CD-ROM accompanying this Ballot. If you are, as of January 6, 2004, the holder of an unpaid General Unsecured Claim against the Debtor listed in Item 6 of this Ballot that arose prior to the commencement of such Debtor's chapter 11 case (the "Petition Date"), please use this Ballot to cast your vote to accept or reject the Plan. The Bankruptcy Court has approved the Disclosure Statement, which provides information to assist you in deciding how to vote on the Plan. Bankruptcy Court approval of the Disclosure Statement does not indicate approval of the Plan by the Bankruptcy Court. If you do not have a CD-ROM containing the Plan and Disclosure Statement, you may obtain a CD-ROM by contacting the Debtors' solicitation agent, Innisfree M&A Incorporated (the "Solicitation Agent"), at (877) 825-8906 (Toll Free).

                                    IMPORTANT

YOU SHOULD REVIEW THE PLAN AND THE DISCLOSURE STATEMENT BEFORE YOU VOTE. YOU MAY WISH TO SEEK LEGAL ADVICE CONCERNING THE PLAN AND THE CLASSIFICATION AND TREATMENT OF YOUR CLAIM UNDER THE PLAN. ITEM 6 OF THIS BALLOT INDICATES (1) THE CLASS RELATED TO YOUR GENERAL UNSECURED CLAIM COVERED BY THIS BALLOT, (2) THE DOLLAR AMOUNT OF SUCH CLAIM, AND (3) THE DEBTOR RELATED TO SUCH CLASS. IF YOU HOLD CLAIMS IN MORE THAN ONE CLASS UNDER THE PLAN, YOU WILL RECEIVE A BALLOT FOR EACH CLASS IN WHICH YOU ARE ENTITLED TO VOTE AND MUST COMPLETE A SEPARATE BALLOT FOR EACH CLASS OF CLAIMS.

VOTING DEADLINE: 5:00 P. M. NEW YORK CITY TIME ON MARCH 24, 2004.

IF YOUR BALLOT IS NOT RECEIVED BY THE DEBTORS' SOLICITATION AGENT ON OR BEFORE THE VOTING DEADLINE AND SUCH DEADLINE IS NOT EXTENDED BY THE DEBTOR, YOUR VOTE WILL NOT COUNT AS EITHER AN ACCEPTANCE OR REJECTION OF THE PLAN AND ANY ELECTION YOU HAVE MADE IN ITEM 3, BELOW, FOR CONVENIENCE CLAIM TREATMENT OF YOUR CLAIM WILL NOT BE COUNTED.

BALLOTS WILL NOT BE ACCEPTED BY FACSIMILE OR ELECTRONIC MAIL TRANSMISSION.

                              Exhibit B-3, page 1

IF THE PLAN IS CONFIRMED BY THE BANKRUPTCY COURT, IT WILL BE BINDING ON YOU WHETHER OR NOT YOU VOTE TO ACCEPT THE PLAN.

This Ballot is not a letter of transmittal and may not be used for any purpose other than to cast votes to accept or reject the Plan and/or to elect convenience claim treatment of your claim(s).

   HOW TO VOTE (AS MORE FULLY SET FORTH IN THE ATTACHED VOTING INSTRUCTIONS):

COMPLETE ITEM 2.

IF YOU HAVE VOTED TO ACCEPT THE PLAN, COMPLETE EITHER ITEM 3 OR ITEM 4, IF DESIRED.

IF YOU VOTED TO REJECT THE PLAN, ONLY COMPLETE ITEM 3, IF DESIRED.

IF YOU HAVE VOTED TO REJECT THE PLAN AND YOU MAKE THE ELECTION IN ITEM 4 YOUR ELECTION WILL NOT BE COUNTED.

REVIEW THE CERTIFICATIONS CONTAINED IN ITEM 5.

SIGN THE BALLOT.

RETURN THE BALLOT IN THE PRE-ADDRESSED POSTAGE-PAID ENVELOPE (SO THAT IT IS RECEIVED BEFORE THE VOTING DEADLINE).

YOU MUST VOTE THE FULL AMOUNT OF ALL GENERAL UNSECURED CLAIMS COVERED BY THIS BALLOT EITHER TO ACCEPT OR TO REJECT THE PLAN AND MAY NOT SPLIT YOUR VOTE.

ANY EXECUTED BALLOT RECEIVED THAT (A) DOES NOT INDICATE EITHER AN ACCEPTANCE OR REJECTION OF THE PLAN, OR (B) THAT INDICATES BOTH AN ACCEPTANCE AND A REJECTION OF THE PLAN, WILL NOT BE COUNTED.

ITEM 1. AMOUNT OF CLAIMS VOTED. You are entitled to vote the claim set forth in Item 6. The Debtors reserve the right to object to such claim for purposes of distribution under the Plan.

ITEM 2. VOTE. The holder of the General Unsecured Claim identified in Item 6 votes as follows (check one box only -- if you do not check a box, or if you check both boxes, your vote will not be counted):

           [ ]   to ACCEPT the Plan.      OR     [ ]   to REJECT the Plan.

--------------------------------------------------------------------------------

         IF YOU HAVE VOTED TO ACCEPT THE PLAN YOU MAY MAKE EITHER THE ELECTION IN ITEM 3 OR THE ELECTION IN ITEM 4.

         IF YOU HAVE VOTED TO REJECT THE PLAN YOU MAY ONLY MAKE THE ELECTION IN ITEM 3, IF DESIRED.

         YOU ARE NOT REQUIRED TO MAKE ANY ELECTION. YOUR CLAIM WILL BE TREATED IN ACCORDANCE WITH ARTICLE XI OF THE PLAN IF YOU DO NOT ELECT ITEM 3 OR
         ITEM 4 BELOW.

                              Exhibit B-3, page 2

ITEM 3. VOLUNTARY ELECTION OF CONVENIENCE CLAIM TREATMENT. By checking the box below, the holder of the General Unsecured Claim identified in Item 6 elects to reduce the amount of its Allowed Claim to $50,000 and to have its Allowed General Unsecured Claim indicated in Item 6 treated as Convenience Claim under the Plan, receive the treatment specified in
         Article XVI of the Plan, and have its vote counted as a member of the applicable Convenience Class against the Debtor set forth in Item 6. If the box below is not checked, such holder's Allowed General Unsecured Claim indicated in Item 6 will receive the treatment specified in
         Article VII of the Plan:

             [ ]       I Elect Convenience Claim Treatment

         OR (ONLY IF YOU HAVE VOTED TO ACCEPT THE PLAN)

ITEM 4. VOLUNTARY ELECTION TO RECEIVE ADDITIONAL CASH DISTRIBUTIONS IN LIEU OF PLAN SECURITIES. By checking the box below, the holder of the General Unsecured Claim identified in Item 6 elects to receive in accordance with section 7.7 of the Plan additional distributions of cash in lieu of distributions of Plan Securities to which such holder is otherwise entitled to receive on account of its Allowed General Unsecured Claim indicated above.

             [ ]  I Elect Additional Cash Distribution In Lieu of Plan
                  Securities.

         NEITHER YOUR RECEIPT OF THIS BALLOT NOR YOUR ELECTION IN ITEM 3 OR
         ITEM 4 SIGNIFIES THAT YOUR CLAIM HAS BEEN OR WILL BE ALLOWED

ITEM 5. CERTIFICATION. By returning this Ballot, the holder, or the authorized representative of such holder, of the General Unsecured Claim identified in Item 6 certifies that: (a) this Ballot is the only Ballot submitted for its General Unsecured Claim as identified in Item 6; (b) it has full power and authority to vote to accept or reject the Plan and to elect treatment with respect to the General Unsecured Claim identified in Item 6; (c) it was the holder of the General Unsecured Claim identified in Item 6 as of January 6, 2004; and (d) it has received a CD-ROM containing the Disclosure Statement (including the exhibits thereto) and understands that the solicitation of votes for the Plan, the election of convenience claim treatment under the Plan and the election to receive an additional Cash distribution in lieu of partial Plan Securities are subject to all the terms and conditions set forth in the Disclosure Statement and Plan.

                        Name of Creditor :
                                          -----------------------------------
                                                 (Print or Type)

                        Social Security or Federal Tax ID. No.:
                                                               --------------
                                                                  (Optional)
                        Signature:
                                  -------------------------------------------

                        Print Name:
                                   ------------------------------------------

                        Title:
                              -----------------------------------------------
                                                 (If Appropriate)

                        Street Address:
                                        -------------------------------------

                        City, State, Zip Code:
                                              -------------------------------

                        Telephone Number  (       )
                                          -----------------------------------

                        Date Completed:
                                       --------------------------------------

                               Exhibit B-3, page 3

[INSERT FROM INNISFREE SETTING FORTH CLAIM AMOUNT AND PLAN CLASS  -- ITEM 6]

This Ballot will not constitute or be deemed a proof of claim or equity interest, an assertion of a claim or equity interest, or the allowance of a claim or equity interest. Nor does the information set forth on this Ballot constitute an admission by the Debtors as to the extent, validity or priority of the claim voted herein.

YOUR VOTE MUST BE FORWARDED IN AMPLE TIME FOR YOUR VOTE TO BE RECEIVED BY THE SOLICITATION AGENT BY 5:00 P.M., NEW YORK CITY TIME, ON MARCH 24, 2004, OR YOUR VOTE WILL NOT BE COUNTED.

IF YOU HAVE ANY QUESTIONS REGARDING THIS BALLOT OR THE VOTING PROCEDURES, OR IF YOU NEED A BALLOT OR CD-ROM CONTAINING THE DISCLOSURE STATEMENT OR OTHER ENCLOSED MATERIALS, PLEASE CALL THE SOLICITATION AGENT AT (877) 825-8906 (TOLL
FREE). IF OBTAINING A COPY OF THE PLAN AND DISCLOSURE STATEMENT VIA CD-ROM OR THE INTERNET IMPOSES A HARDSHIP, YOU MAY SUBMIT A CERTIFICATION OF HARDSHIP EXPLAINING THE REASONS WHY A PAPER COPY OF THE PLAN AND DISCLOSURE STATEMENT SHOULD BE PROVIDED BY THE DEBTORS. IF THE DEBTORS DETERMINE THAT A HARDSHIP EXISTS, THE DEBTORS WILL PROVIDE YOU WITH A PAPER COPY OF THE PLAN AND DISCLOSURE STATEMENT AT THE DEBTORS' COST WITHIN FIVE (5) BUSINESS DAYS. IF THE DEBTORS DETERMINE THAT THERE IS INSUFFICIENT INFORMATION TO ESTABLISH THE EXISTENCE OF A HARDSHIP, THE DEBTORS WILL CONSULT WITH THE CREDITORS' COMMITTEE PRIOR TO MAKING A FINAL DETERMINATION TO DENY A REQUEST.

                              Exhibit B-3, page 4

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

---------------------------------------X
                                       :
IN RE                                  :      CHAPTER 11
                                       :
ENRON CORP., ET AL.,                   :      CASE NO. 01-16034 (AJG)
                                       :
                                       :      JOINTLY ADMINISTERED
                    DEBTORS.           :
---------------------------------------X

    BALLOT FOR ACCEPTING OR REJECTING FIFTH AMENDED JOINT CHAPTER 11 PLAN OF
        AFFILIATED DEBTORS PURSUANT TO CHAPTER 11 OF THE BANKRUPTCY CODE

                      BALLOT FOR VOTING CONVENIENCE CLAIMS

The above-captioned debtors and debtors in possession (collectively, the "Debtors"), have filed the Fifth Amended Joint Chapter 11 Plan of Affiliated Debtors Pursuant to Chapter 11 of the Bankruptcy Code, dated January 9, 2004 (the "Plan"). The Plan is attached as Exhibit 1 to the Debtors' Disclosure Statement for Fifth Amended Joint Plan of Affiliated Debtors Pursuant to Chapter 11 of the United States Bankruptcy Code, dated January 9, 2004 (the "Disclosure Statement"), which is contained in the CD-ROM accompanying this Ballot. If you are, as of January 6, 2004, the holder of General Unsecured Claim against any of the Debtors that arose prior to the commencement of the respective Debtor's chapter 11 case (the "Petition Date") and which aggregate fifty thousand dollars ($50,000) or less in unpaid principal amount ("Convenience Claims"), please use this Ballot to cast your vote to accept or reject the Plan. The Bankruptcy Court has approved the Disclosure Statement, which provides information to assist you in deciding how to vote on the Plan. Bankruptcy Court approval of the Disclosure Statement does not indicate approval of the Plan by the Bankruptcy Court. If you do not have a CD-ROM containing the Disclosure Statement you may obtain a such items by contacting the Debtors' solicitation agent, Innisfree M&A Incorporated (the "Solicitation Agent"), at (877) 825-8906 (Toll Free).

                                    IMPORTANT

YOU SHOULD REVIEW THE PLAN AND THE DISCLOSURE STATEMENT BEFORE YOU VOTE. YOU MAY WISH TO SEEK LEGAL ADVICE CONCERNING THE PLAN AND THE CLASSIFICATION AND TREATMENT OF YOUR CLAIM UNDER THE PLAN. ITEM 5 OF THIS BALLOT INDICATES (1) THE CLASS RELATED TO YOUR GENERAL UNSECURED CLAIM COVERED BY THIS BALLOT, (2) THE DOLLAR AMOUNT OF SUCH CLAIM, AND (3) THE DEBTOR RELATED TO SUCH CLASS. IF YOU HOLD CLAIMS IN MORE THAN ONE CLASS UNDER THE PLAN, YOU WILL RECEIVE A BALLOT FOR EACH CLASS IN WHICH YOU ARE ENTITLED TO VOTE AND MUST COMPLETE A SEPARATE BALLOT FOR EACH CLASS OF CLAIMS.

VOTING DEADLINE: 5:00 P. M. NEW YORK CITY TIME ON MARCH 24, 2004.

IF YOUR BALLOT IS NOT RECEIVED BY THE DEBTORS' SOLICITATION AGENT ON OR BEFORE THE VOTING DEADLINE AND SUCH DEADLINE IS NOT EXTENDED, YOUR VOTE WILL NOT COUNT AS EITHER AN ACCEPTANCE OR REJECTION OF THE PLAN.

BALLOTS WILL NOT BE ACCEPTED BY FACSIMILE OR ELECTRONIC MAIL TRANSMISSION.

IF THE PLAN IS CONFIRMED BY THE BANKRUPTCY COURT, IT WILL BE BINDING ON YOU WHETHER OR NOT YOU VOTE TO ACCEPT THE PLAN.


                              Exhibit B-4, page 1

This Ballot is not a letter of transmittal and may not be used for any purpose other than to cast votes to accept or reject the Plan.

   HOW TO VOTE (AS MORE FULLY SET FORTH IN THE ATTACHED VOTING INSTRUCTIONS):

COMPLETE ITEM 2.

IF DESIRED, COMPLETE ITEM 3.

REVIEW THE CERTIFICATIONS CONTAINED IN ITEM 4.

SIGN THE BALLOT.

RETURN THE BALLOT IN THE PRE-ADDRESSED POSTAGE-PAID ENVELOPE (SO THAT IT IS RECEIVED BEFORE THE VOTING DEADLINE).

YOU MUST VOTE THE FULL AMOUNT OF ALL CONVENIENCE CLAIMS AGAINST THE DEBTORS EITHER TO ACCEPT OR TO REJECT THE PLAN AND MAY NOT SPLIT YOUR VOTE.

ANY EXECUTED BALLOT RECEIVED THAT (A) DOES NOT INDICATE EITHER AN ACCEPTANCE OR REJECTION OF THE PLAN, OR (B) THAT INDICATES BOTH AN ACCEPTANCE AND A REJECTION OF THE PLAN, WILL NOT BE COUNTED.

ITEM 1. AMOUNT OF CONVENIENCE CLAIMS VOTED. You are entitled to vote the claim set forth in Item 5. The Debtors reserve the right to object to such claim for purposes of distribution under the Plan.

ITEM 2. VOTE. The holder of the Convenience Claim identified in Item 5 votes as follows (check one box only -- if you do not check a box, or if you check both boxes, your vote will not be counted):

          [ ] to ACCEPT the Plan.     OR     [ ] to REJECT the Plan.

ITEM 3. VOLUNTARY ELECTION OUT OF CONVENIENCE CLAIM TREATMENT. By checking the box below, the holder of the Convenience Claim identified in Item 5 elects to have its Convenience Claim treated as General Unsecured Claim(s), Enron Guaranty Claims, Wind Guaranty Claims, ENA Guaranty Claims, ACFI Guaranty Claims or EPC Guaranty Claims, as the case may be, against the Debtor indicated below, receive the treatment specified in Article VII, Article X, Article XI, Article XII, Article XIII or
         Article XIV, as applicable, of the Plan, and have its vote counted as a member of the applicable Class against the Debtor set forth in Item 5. If the box below is not checked, such holder's Convenience Claim will receive the treatment specified in Article XVI of the Plan.

          [ ] I Elect to Opt-Out of Convenience Claim Treatment.

         NEITHER YOUR RECEIPT OF THIS BALLOT NOR YOUR ELECTION TO OPT-OUT OF CONVENIENCE CLAIM TREATMENT SIGNIFIES THAT YOUR CLAIM HAS BEEN OR WILL BE ALLOWED.


                              Exhibit B-4, page 2

ITEM 4. CERTIFICATION. By returning this Ballot, the holder, or an authorized representative of such holder, of the Convenience Claim identified in
         Item 5 certifies that (a) this Ballot is the only Ballot submitted for Convenience Claim(s), (b) it has full power and authority to vote to accept or reject the Plan with respect to the Convenience Claim identified in Item 5, (c) it was the holder of the Convenience Claim identified in Item 5 as of January 6, 2004, and (d) it has received a CD-ROM containing a copy of the Disclosure Statement (including the exhibits thereto) and understands that the solicitation of votes for the Plan is subject to all the terms and conditions set forth in the Disclosure Statement.

                             Name of Creditor :
                                               ---------------------------------
                                                        (Print or Type)

                             Social Security or Federal Tax ID. No.:
                                                                    ------------
                                                                     (Optional)
                             Signature:
                                       -----------------------------------------

                             Print Name:
                                        ----------------------------------------

                             Title:
                                   ---------------------------------------------
                                                 (If Appropriate)

                             Street Address:
                                             -----------------------------------

                             City, State, Zip Code:
                                                   -----------------------------

                             Telephone Number  (       )
                                               ---------------------------------

                             Date Completed:
                                            ------------------------------------


                              Exhibit B-4, page 3

[INSERT FROM INNISFREE SETTING FORTH CLAIM AMOUNT AND PLAN CLASS  -- ITEM 5]

This Ballot will not constitute or be deemed a proof of claim or equity interest, an assertion of a claim or equity interest, or the allowance of a claim or equity interest. Nor does the information set forth on this Ballot constitute an admission by the Debtors as to the extent, validity or priority of the claim voted herein.

YOUR VOTE MUST BE FORWARDED IN AMPLE TIME FOR YOUR VOTE TO BE RECEIVED BY THE SOLICITATION AGENT BY 5:00 P. M., NEW YORK CITY TIME, ON MARCH 24, 2004, OR YOUR VOTE WILL NOT BE COUNTED.

IF YOU HAVE ANY QUESTIONS REGARDING THIS BALLOT OR THE VOTING PROCEDURES, OR IF YOU NEED A BALLOT OR CD-ROM CONTAINING THE DISCLOSURE STATEMENT OR OTHER ENCLOSED MATERIALS, PLEASE CALL THE SOLICITATION AGENT AT (877) 825-8906 (TOLL
FREE). IF OBTAINING A COPY OF THE PLAN AND DISCLOSURE STATEMENT VIA CD-ROM OR THE INTERNET IMPOSES A HARDSHIP, YOU MAY SUBMIT A CERTIFICATION OF HARDSHIP EXPLAINING THE REASONS WHY A PAPER COPY OF THE PLAN AND DISCLOSURE STATEMENT SHOULD BE PROVIDED BY THE DEBTORS. IF THE DEBTORS DETERMINE THAT A HARDSHIP EXISTS, THE DEBTORS WILL PROVIDE YOU WITH A PAPER COPY OF THE PLAN AND DISCLOSURE STATEMENT AT THE DEBTORS' COST WITHIN FIVE (5) BUSINESS DAYS. IF THE DEBTORS DETERMINE THAT THERE IS INSUFFICIENT INFORMATION TO ESTABLISH THE EXISTENCE OF A HARDSHIP, THE DEBTORS WILL CONSULT WITH THE CREDITORS' COMMITTEE PRIOR TO MAKING A FINAL DETERMINATION TO DENY A REQUEST.


                              Exhibit B-4, page 4

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

---------------------------------------X
                                       :
IN RE                                  :      CHAPTER 11
                                       :
ENRON CORP., ET AL.,                   :      CASE NO. 01-16034 (AJG)
                                       :
                                       :      JOINTLY ADMINISTERED
                    DEBTORS.           :
---------------------------------------X

    BALLOT FOR ACCEPTING OR REJECTING FIFTH AMENDED JOINT CHAPTER 11 PLAN OF
        AFFILIATED DEBTORS PURSUANT TO CHAPTER 11 OF THE BANKRUPTCY CODE

                      BALLOT FOR VOTING CONVENIENCE CLAIMS

(Convenience Claims Against Enron North America Corp., Enron Power Marketing, Inc., Enron Gas Liquids, Inc., Enron Global Markets LLC, Enron Industrial Markets LLC, Enron Natural Gas Marketing Corp., ENA Upstream Company LLC, Enron Capital & Trade Resources International Corp. and Enron Reserve Acquisition Corp.)

The above-captioned debtors and debtors in possession (collectively, the "Debtors"), have filed the Fifth Amended Joint Chapter 11 Plan of Affiliated Debtors Pursuant to Chapter 11 of the Bankruptcy Code, dated January 9, 2004 (the "Plan"). The Plan is attached as Exhibit 1 to the Debtors' Disclosure Statement for Fifth Amended Joint Plan of Affiliated Debtors Pursuant to Chapter 11 of the United States Bankruptcy Code, dated January 9, 2004 (the "Disclosure Statement"), which is contained in the CD-ROM accompanying this Ballot. If you are, as of January 6, 2004, the holder of General Unsecured Claim against any of the Debtors that arose prior to the commencement of the respective Debtor's chapter 11 case (the "Petition Date") and which aggregate fifty thousand dollars ($50,000) or less in unpaid principal amount ("Convenience Claims"), please use this Ballot to cast your vote to accept or reject the Plan. The Bankruptcy Court has approved the Disclosure Statement, which provides information to assist you in deciding how to vote on the Plan. Bankruptcy Court approval of the Disclosure Statement does not indicate approval of the Plan by the Bankruptcy Court. If you do not have a CD-ROM containing the Disclosure Statement you may obtain a such items by contacting the Debtors' solicitation agent, Innisfree M&A Incorporated (the "Solicitation Agent"), at (877) 825-8906 (Toll Free).

                                    IMPORTANT

YOU SHOULD REVIEW THE PLAN AND THE DISCLOSURE STATEMENT BEFORE YOU VOTE. YOU MAY WISH TO SEEK LEGAL ADVICE CONCERNING THE PLAN AND THE CLASSIFICATION AND TREATMENT OF YOUR CLAIM UNDER THE PLAN. ITEM 5 OF THIS BALLOT INDICATES (1) THE CLASS RELATED TO YOUR GENERAL UNSECURED CLAIM COVERED BY THIS BALLOT, (2) THE DOLLAR AMOUNT OF SUCH CLAIM, AND (3) THE DEBTOR RELATED TO SUCH CLASS. IF YOU HOLD CLAIMS IN MORE THAN ONE CLASS UNDER THE PLAN, YOU WILL RECEIVE A BALLOT FOR EACH CLASS IN WHICH YOU ARE ENTITLED TO VOTE AND MUST COMPLETE A SEPARATE BALLOT FOR EACH CLASS OF CLAIMS.

VOTING DEADLINE: 5:00 P. M. NEW YORK CITY TIME ON MARCH 24, 2004.

IF YOUR BALLOT IS NOT RECEIVED BY THE DEBTORS' SOLICITATION AGENT ON OR BEFORE THE VOTING DEADLINE AND SUCH DEADLINE IS NOT EXTENDED, YOUR VOTE WILL NOT COUNT AS EITHER AN ACCEPTANCE OR REJECTION OF THE PLAN.

BALLOTS WILL NOT BE ACCEPTED BY FACSIMILE OR ELECTRONIC MAIL TRANSMISSION.

IF THE PLAN IS CONFIRMED BY THE BANKRUPTCY COURT, IT WILL BE BINDING ON YOU WHETHER OR NOT YOU VOTE TO


                               Exhibit B-5, page 1

ACCEPT THE PLAN.

This Ballot is not a letter of transmittal and may not be used for any purpose other than to cast votes to accept or reject the Plan.

   HOW TO VOTE (AS MORE FULLY SET FORTH IN THE ATTACHED VOTING INSTRUCTIONS):

COMPLETE ITEM 2.

IF DESIRED, COMPLETE ITEM 3(a).

IF YOU HAVE COMPLETED ITEM 3(a) YOU MAY COMPLETE ITEM 3(b), IF DESIRED.

REVIEW THE CERTIFICATIONS CONTAINED IN ITEM 4.

SIGN THE BALLOT.

RETURN THE BALLOT IN THE PRE-ADDRESSED POSTAGE-PAID ENVELOPE (SO THAT IT IS RECEIVED BEFORE THE VOTING DEADLINE).

YOU MUST VOTE THE FULL AMOUNT OF ALL CONVENIENCE CLAIMS AGAINST THE DEBTORS EITHER TO ACCEPT OR TO REJECT THE PLAN AND MAY NOT SPLIT YOUR VOTE.

ANY EXECUTED BALLOT RECEIVED THAT (A) DOES NOT INDICATE EITHER AN ACCEPTANCE OR REJECTION OF THE PLAN, OR (B) THAT INDICATES BOTH AN ACCEPTANCE AND A REJECTION OF THE PLAN, WILL NOT BE COUNTED.

ITEM 1. AMOUNT OF CONVENIENCE CLAIMS VOTED. You are entitled to vote the claim set forth in Item 5. The Debtors reserve the right to object to such claim for purposes of distribution under the Plan.

ITEM 2. VOTE. The holder of the Convenience Claim identified in Item 5 votes as follows (check one box only -- if you do not check a box, or if you check both boxes, your vote will not be counted):

           [ ] to ACCEPT the Plan.     OR     [ ] to REJECT the Plan.


                               Exhibit B-5, page 2

         YOU MAY MAKE THE ELECTION IN ITEM 3(A), IF DESIRED. IF YOU CHOSE TO MAKE THE ELECTION IN ITEM 3(A) YOU MAY MAKE THE ELECTION IN ITEM 3(B), IF DESIRED.

ITEM 3(A). VOLUNTARY ELECTION OUT OF CONVENIENCE CLAIM TREATMENT. By checking the box below, the holder of the Convenience Claim identified in Item 5 elects to have its Convenience Claim treated as General Unsecured Claim against the Debtor indicated below, receive the treatment specified in
         Article VII of the Plan, and have its vote counted as a member of the applicable General Unsecured Class against the Debtor set forth in Item
         5. If the box below is not checked, such holder's Convenience Claim will receive the treatment specified in Article XVI of the Plan.

          [ ] I Elect to Opt-Out of Convenience Claim Treatment.

         IF YOU HAVE MADE THE ELECTION IN ITEM 3(A) YOU MAY MAKE THE ELECTION IN
         ITEM 3(B), IF DESIRED.

ITEM 3(B). VOLUNTARY ELECTION TO RECEIVE ADDITIONAL CASH DISTRIBUTIONS IN LIEU OF PARTIAL PLAN SECURITIES. By checking the box below, the holder of the General Unsecured Claim identified in Item 5 elects to receive in accordance with section 7.3 of the Plan its Pro Rata Share of One Hundred Twenty Five Million Dollars ($125,000,000) in lieu of all or a portion of the Plan Securities to which such holder is otherwise entitled to receive on account of its Allowed General Unsecured Claim indicated above.

          [ ] I Elect Additional Cash Distribution In Lieu of Partial Plan
              Securities.

         NEITHER YOUR RECEIPT OF THIS BALLOT NOR YOUR ELECTION IN ITEM 3(a) OR
         ITEM 3(b) SIGNIFIES THAT YOUR CLAIM HAS BEEN OR WILL BE ALLOWED

ITEM 4. CERTIFICATION. By returning this Ballot, the holder, or an authorized representative of such holder, of the Convenience Claim identified in
         Item 5 certifies that (a) this Ballot is the only Ballot submitted for Convenience Claim , (b) it has full power and authority to vote to accept or reject the Plan with respect to the Convenience Claim identified in Item 5, (c) it was the holder of the Convenience Claim identified in Item 5 as of January 6, 2004, and (d) it has received a CD-ROM containing a copy of the Disclosure Statement (including the exhibits thereto) and understands that the solicitation of votes for the Plan is subject to all the terms and conditions set forth in the Disclosure Statement.

                             Name of Creditor :
                                               ---------------------------------
                                                        (Print or Type)

                             Social Security or Federal Tax ID. No.:
                                                                    ------------
                                                                     (Optional)
                             Signature:
                                       -----------------------------------------

                             Print Name:
                                        ----------------------------------------

                             Title:
                                   ---------------------------------------------
                                                 (If Appropriate)

                             Street Address:
                                             -----------------------------------

                             City, State, Zip Code:
                                                   -----------------------------

                             Telephone Number  (       )
                                               ---------------------------------

                             Date Completed:
                                            ------------------------------------


                              Exhibit B-5, page 3

[INSERT FROM INNISFREE SETTING FORTH CLAIM AMOUNT AND PLAN CLASS -- ITEM 5]

This Ballot will not constitute or be deemed a proof of claim or equity interest, an assertion of a claim or equity interest, or the allowance of a claim or equity interest. Nor does the information set forth on this Ballot constitute an admission by the Debtors as to the extent, validity or priority of the claim voted herein.

YOUR VOTE MUST BE FORWARDED IN AMPLE TIME FOR YOUR VOTE TO BE RECEIVED BY THE SOLICITATION AGENT BY 5:00 P. M., NEW YORK CITY TIME, ON MARCH 24, 2004, OR YOUR VOTE WILL NOT BE COUNTED.

IF YOU HAVE ANY QUESTIONS REGARDING THIS BALLOT OR THE VOTING PROCEDURES, OR IF YOU NEED A BALLOT OR CD-ROM CONTAINING THE DISCLOSURE STATEMENT OR OTHER ENCLOSED MATERIALS, PLEASE CALL THE SOLICITATION AGENT AT (877) 825-8906 (TOLL
FREE). IF OBTAINING A COPY OF THE PLAN AND DISCLOSURE STATEMENT VIA CD-ROM OR THE INTERNET IMPOSES A HARDSHIP, YOU MAY SUBMIT A CERTIFICATION OF HARDSHIP EXPLAINING THE REASONS WHY A PAPER COPY OF THE PLAN AND DISCLOSURE STATEMENT SHOULD BE PROVIDED BY THE DEBTORS. IF THE DEBTORS DETERMINE THAT A HARDSHIP EXISTS, THE DEBTORS WILL PROVIDE YOU WITH A PAPER COPY OF THE PLAN AND DISCLOSURE STATEMENT AT THE DEBTORS' COST WITHIN FIVE (5) BUSINESS DAYS. IF THE DEBTORS DETERMINE THAT THERE IS INSUFFICIENT INFORMATION TO ESTABLISH THE EXISTENCE OF A HARDSHIP, THE DEBTORS WILL CONSULT WITH THE CREDITORS' COMMITTEE PRIOR TO MAKING A FINAL DETERMINATION TO DENY A REQUEST.


                              Exhibit B-5, page 4

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

---------------------------------------X
                                       :
IN RE                                  :      CHAPTER 11
                                       :
ENRON CORP., ET AL.,                   :      CASE NO. 01-16034 (AJG)
                                       :
                                       :      JOINTLY ADMINISTERED
                    DEBTORS.           :
---------------------------------------X

    BALLOT FOR ACCEPTING OR REJECTING FIFTH AMENDED JOINT CHAPTER 11 PLAN OF
        AFFILIATED DEBTORS PURSUANT TO CHAPTER 11 OF THE BANKRUPTCY CODE

                      BALLOT FOR VOTING CONVENIENCE CLAIMS

      (Convenience Claims Against Wind, Enron Wind Systems, LLC, Enron Wind Constructors LLC, Enron Wind Energy Systems LLC, Enron Wind Maintenance LLC, Enron Wind LLC, Enron Wind Development LLC, ZWHC LLC, Zond Pacific, LLC, Zond Minnesota Construction Company LLC, Enron Wind Storm Lake I LLC, Green Power Partners I LLC, Enron Wind Storm Lake II LLC, Enron Wind Lake Benton LLC, Cabazon Power Partners LLC, Cabazon Holdings LLC and Victory Garden Power Partners I LLC)

The above-captioned debtors and debtors in possession (collectively, the "Debtors"), have filed the Fifth Amended Joint Chapter 11 Plan of Affiliated Debtors Pursuant to Chapter 11 of the Bankruptcy Code, dated January 9, 2004 (the "Plan"). The Plan is attached as Exhibit 1 to the Debtors' Disclosure Statement for Fifth Amended Joint Plan of Affiliated Debtors Pursuant to Chapter 11 of the United States Bankruptcy Code, dated January 9, 2004 (the "Disclosure Statement"), which is contained in the CD-ROM accompanying this Ballot. If you are, as of January 6, 2004, the holder of General Unsecured Claim against any of the Debtors that arose prior to the commencement of the respective Debtor's chapter 11 case (the "Petition Date") and which aggregate fifty thousand dollars ($50,000) or less in unpaid principal amount ("Convenience Claims"), please use this Ballot to cast your vote to accept or reject the Plan. The Bankruptcy Court has approved the Disclosure Statement, which provides information to assist you in deciding how to vote on the Plan. Bankruptcy Court approval of the Disclosure Statement does not indicate approval of the Plan by the Bankruptcy Court. If you do not have a CD-ROM containing the Disclosure Statement you may obtain a such items by contacting the Debtors' solicitation agent, Innisfree M&A Incorporated (the "Solicitation Agent"), at (877) 825-8906 (Toll Free).

                                    IMPORTANT

YOU SHOULD REVIEW THE PLAN AND THE DISCLOSURE STATEMENT BEFORE YOU VOTE. YOU MAY WISH TO SEEK LEGAL ADVICE CONCERNING THE PLAN AND THE CLASSIFICATION AND TREATMENT OF YOUR CLAIM UNDER THE PLAN. ITEM 5 OF THIS BALLOT INDICATES (1) THE CLASS RELATED TO YOUR GENERAL UNSECURED CLAIM COVERED BY THIS BALLOT, (2) THE DOLLAR AMOUNT OF SUCH CLAIM, AND (3) THE DEBTOR RELATED TO SUCH CLASS. IF YOU HOLD CLAIMS IN MORE THAN ONE CLASS UNDER THE PLAN, YOU WILL RECEIVE A BALLOT FOR EACH CLASS IN WHICH YOU ARE ENTITLED TO VOTE AND MUST COMPLETE A SEPARATE BALLOT FOR EACH CLASS OF CLAIMS.

VOTING DEADLINE: 5:00 P. M. NEW YORK CITY TIME ON MARCH 24, 2004.

IF YOUR BALLOT IS NOT RECEIVED BY THE DEBTORS' SOLICITATION AGENT ON OR BEFORE THE VOTING DEADLINE AND SUCH DEADLINE IS NOT EXTENDED, YOUR VOTE WILL NOT COUNT AS EITHER AN ACCEPTANCE OR REJECTION OF THE PLAN.


                              Exhibit B-6, page 1

BALLOTS WILL NOT BE ACCEPTED BY FACSIMILE OR ELECTRONIC MAIL TRANSMISSION.

IF THE PLAN IS CONFIRMED BY THE BANKRUPTCY COURT, IT WILL BE BINDING ON YOU WHETHER OR NOT YOU VOTE TO ACCEPT THE PLAN.

This Ballot is not a letter of transmittal and may not be used for any purpose other than to cast votes to accept or reject the Plan.

HOW TO VOTE (AS MORE FULLY SET FORTH IN THE ATTACHED VOTING INSTRUCTIONS):

COMPLETE ITEM 2.

IF DESIRED, COMPLETE ITEM 3(a).

IF YOU HAVE COMPLETED ITEM 3(a) YOU MAY COMPLETE ITEM 3(b) ONLY IF YOU HAVE VOTED TO ACCEPT THE PLAN.

IF YOU HAVE VOTED TO REJECT THE PLAN AND YOU MAKE THE ELECTION IN ITEM 3(b) YOUR ELECTION WILL NOT BE COUNTED.

REVIEW THE CERTIFICATIONS CONTAINED IN ITEM 4.

SIGN THE BALLOT.

RETURN THE BALLOT IN THE PRE-ADDRESSED POSTAGE-PAID ENVELOPE (SO THAT IT IS RECEIVED BEFORE THE VOTING DEADLINE).

YOU MUST VOTE THE FULL AMOUNT OF ALL CONVENIENCE CLAIMS AGAINST THE DEBTORS EITHER TO ACCEPT OR TO REJECT THE PLAN AND MAY NOT SPLIT YOUR VOTE.

ANY EXECUTED BALLOT RECEIVED THAT (A) DOES NOT INDICATE EITHER AN ACCEPTANCE OR REJECTION OF THE PLAN, OR (B) THAT INDICATES BOTH AN ACCEPTANCE AND A REJECTION OF THE PLAN, WILL NOT BE COUNTED.

ITEM 1. AMOUNT OF CONVENIENCE CLAIMS VOTED. You are entitled to vote the claim set forth in Item 5. The Debtors reserve the right to object to such claim for purposes of distribution under the Plan.

ITEM 2. VOTE. The holder of the Convenience Claim identified in Item 5 votes as follows (check one box only -- if you do not check a box, or if you check both boxes, your vote will not be counted):

          [ ] to ACCEPT the Plan.     OR     [ ] to REJECT the Plan.


                              Exhibit B-6, page 2

         YOU MAY MAKE THE ELECTION IN ITEM 3(A), IF DESIRED. IF YOU HAVE MADE THE ELECTION IN ITEM 3(A) YOU MAY MAKE THE ELECTION IN ITEM 3(B) ONLY IF YOU HAVE VOTED TO ACCEPT THE PLAN.

ITEM 3(A). VOLUNTARY ELECTION OUT OF CONVENIENCE CLAIM TREATMENT. By checking the box below, the holder of the Convenience Claim identified in Item 5 elects to have its Convenience Claim treated as General Unsecured Claim against the Debtor indicated below, receive the treatment specified in
         Article VII of the Plan, and have its vote counted as a member of the applicable General Unsecured Class against the Debtor set forth in Item
         5. If the box below is not checked, such holder's Convenience Claim will receive the treatment specified in Article XVI of the Plan.

          [ ] I Elect to Opt-Out of Convenience Claim Treatment.

         IF YOU HAVE MADE THE ELECTION IN ITEM 3(A) YOU MAY MAKE THE ELECTION IN
         ITEM 3(B) ONLY IF YOU HAVE VOTED TO ACCEPT THE PLAN.

ITEM 3(B). VOLUNTARY ELECTION TO RECEIVE ADDITIONAL CASH DISTRIBUTIONS IN LIEU OF PLAN SECURITIES. By checking the box below, the holder of the General Unsecured Claim identified in Item 5 elects to receive in accordance with section 7.7 of the Plan additional distributions of cash in lieu of distributions of Plan Securities to which such holder is otherwise entitled to receive on account of its Allowed General Unsecured Claim indicated above.

          [ ] I elect Additional Cash Distribution In Lieu of Plan Securities.

         NEITHER YOUR RECEIPT OF THIS BALLOT NOR YOUR ELECTION IN ITEM 3(a) OR
         ITEM 3(b) SIGNIFIES THAT YOUR CLAIM HAS BEEN OR WILL BE ALLOWED

ITEM 4. CERTIFICATION. By returning this Ballot, the holder, or an authorized representative of such holder, of the Convenience Claim identified in
         Item 5 certifies that (a) this Ballot is the only Ballot submitted for Convenience Claim , (b) it has full power and authority to vote to accept or reject the Plan with respect to the Convenience Claim identified in Item 5, (c) it was the holder of the Convenience Claim identified in Item 5 as of January 6, 2004, and (d) it has received a CD-ROM containing a copy of the Disclosure Statement (including the exhibits thereto) and understands that the solicitation of votes for the Plan is subject to all the terms and conditions set forth in the Disclosure Statement.

                             Name of Creditor :
                                               ---------------------------------
                                                        (Print or Type)

                             Social Security or Federal Tax ID. No.:
                                                                    ------------
                                                                     (Optional)
                             Signature:
                                       -----------------------------------------

                             Print Name:
                                        ----------------------------------------

                             Title:
                                   ---------------------------------------------
                                                 (If Appropriate)

                             Street Address:
                                             -----------------------------------

                             City, State, Zip Code:
                                                   -----------------------------

                             Telephone Number  (       )
                                               ---------------------------------

                             Date Completed:
                                            ------------------------------------


                              Exhibit B-6, page 3

[INSERT FROM INNISFREE SETTING FORTH CLAIM AMOUNT AND PLAN CLASS -- ITEM 5]

This Ballot will not constitute or be deemed a proof of claim or equity interest, an assertion of a claim or equity interest, or the allowance of a claim or equity interest. Nor does the information set forth on this Ballot constitute an admission by the Debtors as to the extent, validity or priority of the claim voted herein.

YOUR VOTE MUST BE FORWARDED IN AMPLE TIME FOR YOUR VOTE TO BE RECEIVED BY THE SOLICITATION AGENT BY 5:00 P. M., NEW YORK CITY TIME, ON MARCH 24, 2004, OR YOUR VOTE WILL NOT BE COUNTED.

IF YOU HAVE ANY QUESTIONS REGARDING THIS BALLOT OR THE VOTING PROCEDURES, OR IF YOU NEED A BALLOT OR CD-ROM CONTAINING THE DISCLOSURE STATEMENT OR OTHER ENCLOSED MATERIALS, PLEASE CALL THE SOLICITATION AGENT AT (877) 825-8906 (TOLL
FREE). IF OBTAINING A COPY OF THE PLAN AND DISCLOSURE STATEMENT VIA CD-ROM OR THE INTERNET IMPOSES A HARDSHIP, YOU MAY SUBMIT A CERTIFICATION OF HARDSHIP EXPLAINING THE REASONS WHY A PAPER COPY OF THE PLAN AND DISCLOSURE STATEMENT SHOULD BE PROVIDED BY THE DEBTORS. IF THE DEBTORS DETERMINE THAT A HARDSHIP EXISTS, THE DEBTORS WILL PROVIDE YOU WITH A PAPER COPY OF THE PLAN AND DISCLOSURE STATEMENT AT THE DEBTORS' COST WITHIN FIVE (5) BUSINESS DAYS. IF THE DEBTORS DETERMINE THAT THERE IS INSUFFICIENT INFORMATION TO ESTABLISH THE EXISTENCE OF A HARDSHIP, THE DEBTORS WILL CONSULT WITH THE CREDITORS' COMMITTEE PRIOR TO MAKING A FINAL DETERMINATION TO DENY A REQUEST.


                              Exhibit B-6, page 4

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

-------------------------------------------------- X

                                                   :
IN RE                                              :    CHAPTER 11
                                                   :
ENRON CORP., ET AL.,                               :    CASE NO. 01-16034 (AJG)
                                                   :
                                                   :    JOINTLY ADMINISTERED

                           DEBTORS.                :
---------------------------------------------------X

          BALLOT FOR ACCEPTING OR REJECTING FIFTH AMENDED JOINT PLAN OF AFFILIATED DEBTORS PURSUANT TO CHAPTER 11 OF THE BANKRUPTCY CODE

                        BALLOT FOR VOTING GUARANTY CLAIMS

The above-captioned debtors and debtors in possession (collectively, the "Debtors"), have filed the Fifth Amended Joint Plan of Affiliated Debtors Pursuant to Chapter 11 of the Bankruptcy Code, dated January 9, 2004 (the "Plan"). The Plan is attached as Exhibit 1 to the Debtors' Disclosure Statement for Fifth Amended Joint Plan of Affiliated Debtors Pursuant to Chapter 11 of the United States Bankruptcy Code, dated January 9, 2004 (the "Disclosure Statement"), which is contained in the CD-ROM accompanying this Ballot. If you are, as of January 6, 2004, the holder of guaranty claims against the Debtor listed in Item 5 which arose prior to December 2, 2001 (the "Petition Date") and which arise from or relate to an agreement, in writing, by such Debtor to satisfy the obligations of another Debtor (the "Guaranty Claims"), please use this Ballot to cast your vote to accept or reject the Plan. The Bankruptcy Court has approved the Disclosure Statement, which provides information to assist you in deciding how to vote on the Plan. Bankruptcy Court approval of the Disclosure Statement does not indicate approval of the Plan by the Bankruptcy Court. If you do not have a CD-ROM containing the Disclosure Statement, you may obtain such items by contacting the Debtors' solicitation agent, Innisfree M&A Incorporated (the "Solicitation Agent"), at (877) 825-8906 (Toll Free).

                                    IMPORTANT

YOU SHOULD REVIEW THE PLAN AND THE DISCLOSURE STATEMENT BEFORE YOU VOTE. YOU MAY WISH TO SEEK LEGAL ADVICE CONCERNING THE PLAN AND THE CLASSIFICATION AND TREATMENT OF YOUR CLAIM UNDER THE PLAN. ITEM 5 OF THIS BALLOT INDICATES (1) THE CLASS RELATED TO YOUR GUARANTY CLAIM COVERED BY THIS BALLOT, (2) THE DOLLAR AMOUNT OF SUCH CLAIM, AND (3) THE DEBTOR RELATED TO SUCH CLASS. IF YOU HOLD CLAIMS IN MORE THAN ONE CLASS UNDER THE PLAN, YOU WILL RECEIVE A BALLOT FOR EACH CLASS IN WHICH YOU ARE ENTITLED TO VOTE AND MUST COMPLETE A SEPARATE BALLOT FOR EACH CLASS OF CLAIMS.

VOTING DEADLINE: 5:00 P.M. NEW YORK CITY TIME ON MARCH 24, 2004.

IF YOUR BALLOT IS NOT RECEIVED BY THE DEBTORS' SOLICITATION AGENT ON OR BEFORE THE VOTING DEADLINE AND SUCH DEADLINE IS NOT EXTENDED BY THE DEBTOR, YOUR VOTE WILL NOT COUNT AS EITHER AN ACCEPTANCE OR REJECTION OF THE PLAN.

BALLOTS WILL NOT BE ACCEPTED BY FACSIMILE OR ELECTRONIC MAIL TRANSMISSION.

  IF THE PLAN IS CONFIRMED BY THE BANKRUPTCY COURT, IT WILL BE BINDING ON YOU WHETHER OR NOT YOU VOTE TO ACCEPT THE PLAN.


                               Exhibit B-7, page 1

This Ballot is not a letter of transmittal and may not be used for any purpose other than to cast votes to accept or reject the Plan.

   HOW TO VOTE (AS MORE FULLY SET FORTH IN THE ATTACHED VOTING INSTRUCTIONS):

COMPLETE ITEM 2.

COMPLETE ITEM 3 (IF DESIRED)

REVIEW THE CERTIFICATIONS CONTAINED IN ITEM 4.

SIGN THE BALLOT.

RETURN THE BALLOT IN THE PRE-ADDRESSED POSTAGE-PAID ENVELOPE (SO THAT IT IS RECEIVED BEFORE THE VOTING DEADLINE).

YOU MUST VOTE THE FULL AMOUNT OF YOUR GUARANTY CLAIMS EITHER TO ACCEPT OR TO REJECT THE PLAN AND MAY NOT SPLIT YOUR VOTE.

ANY EXECUTED BALLOT RECEIVED THAT (A) DOES NOT INDICATE EITHER AN ACCEPTANCE OR REJECTION OF THE PLAN, OR (B) THAT INDICATES BOTH AN ACCEPTANCE AND A REJECTION OF THE PLAN, WILL NOT BE COUNTED.

ITEM 1. AMOUNT OF CLAIMS VOTED. You are entitled to vote the claim set forth in Item 5. The Debtors reserve the right to object to such claim for purposes of distribution under the Plan.

ITEM 2. VOTE. The holder of the Guaranty Claim identified in Item 5 votes as follows (check one box only -- if you do not check a box, or if you check both boxes, your vote will not be counted):

          [ ]   to ACCEPT the Plan.       OR       [ ]     to REJECT the Plan.

ITEM 3. VOLUNTARY ELECTION OF CONVENIENCE CLAIM TREATMENT. By checking the box below, the holder of the Guaranty Claim identified in Item 5 elects to reduce the amount of its Allowed Claim to $50,000 and to have its Allowed Guaranty Claim treated as Convenience Claim under the Plan, receive the treatment specified in Article XVI of the Plan, and have its vote counted as a member of the applicable Convenience Class against the Debtor set forth in Item 5. If the box below is NOT checked, such holder's Allowed General Unsecured Claim will receive the treatment specified in Article [X, XII, XIII OR XIV] of the Plan:

          [ ]     I Elect Convenience Claim Treatment.

         NEITHER YOUR RECEIPT OF THIS BALLOT NOR YOUR ELECTION OF CONVENIENCE CLAIM TREATMENT SIGNIFIES THAT YOUR CLAIM HAS BEEN OR WILL BE ALLOWED.


                               Exhibit B-7, page 2

ITEM 4. CERTIFICATION. By returning this Ballot, the holder, or authorized representative of such holder, of the Guaranty Claims identified in
         Item 5 certifies that: (a) this Ballot is the only Ballot submitted for its Guaranty Claims identified in Item 5; (b) it has full power and authority to vote to accept or reject the Plan and to elect treatment with respect to the Guaranty Claim identified in Item 5; (c) it was the holder of the Guaranty Claim identified in Item 5 as of January 6, 2004; and (d) it has received a CD-ROM containing a copy of the Disclosure Statement (including the exhibits thereto) and understands that the solicitation of votes for the Plan is subject to all the terms and conditions set forth in the Disclosure Statement and Plan.

                Name of Creditor :
                                  ---------------------------------------
                                         (Print or Type)

                Social Security or Federal Tax ID. No.:
                                                       ------------------
                                                          (Optional)
                Signature:
                          -----------------------------------------------

                Print Name:
                           ----------------------------------------------

                Title:
                      ---------------------------------------------------
                                         (If Appropriate)

                Street Address:
                                -----------------------------------------

                City, State, Zip Code:
                                      -----------------------------------

                Telephone Number  (       )
                                  ---------------------------------------

                Date Completed:
                               ------------------------------------------



                               Exhibit B-7, page 3

[INSERT FROM INNISFREE SETTING FORTH CLAIM AMOUNT AND PLAN CLASS  -- ITEM 5]

This Ballot will not constitute or be deemed a proof of claim or equity interest, an assertion of a claim or equity interest, or the allowance of a claim or equity interest. Nor does the information set forth on this Ballot constitute an admission by the Debtors as to the extent, validity or priority of the claim voted herein.

YOUR VOTE MUST BE FORWARDED IN AMPLE TIME FOR YOUR VOTE TO BE RECEIVED BY THE SOLICITATION AGENT BY 5:00 P.M., NEW YORK CITY TIME, ON MARCH 24, 2004, OR YOUR VOTE WILL NOT BE COUNTED.

IF YOU HAVE ANY QUESTIONS REGARDING THIS BALLOT OR THE VOTING PROCEDURES, OR IF YOU NEED A BALLOT OR CD-ROM CONTAINING THE DISCLOSURE STATEMENT OR OTHER ENCLOSED MATERIALS, PLEASE CALL THE SOLICITATION AGENT AT (877) 825-8906 (TOLL
FREE). IF OBTAINING A COPY OF THE PLAN AND DISCLOSURE STATEMENT VIA CD-ROM OR THE INTERNET IMPOSES A HARDSHIP, YOU MAY SUBMIT A CERTIFICATION OF HARDSHIP EXPLAINING THE REASONS WHY A PAPER COPY OF THE PLAN AND DISCLOSURE STATEMENT SHOULD BE PROVIDED BY THE DEBTORS. IF THE DEBTORS DETERMINE THAT A HARDSHIP EXISTS, THE DEBTORS WILL PROVIDE YOU WITH A PAPER COPY OF THE PLAN AND DISCLOSURE STATEMENT AT THE DEBTORS' COST WITHIN FIVE (5) BUSINESS DAYS. IF THE DEBTORS DETERMINE THAT THERE IS INSUFFICIENT INFORMATION TO ESTABLISH THE EXISTENCE OF A HARDSHIP, THE DEBTORS WILL CONSULT WITH THE CREDITORS' COMMITTEE PRIOR TO MAKING A FINAL DETERMINATION TO DENY A REQUEST.


                               Exhibit B-7, page 4

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

---------------------------------------------- X

                                               :
IN RE                                          :      CHAPTER 11
                                               :
ENRON CORP., ET AL.,                           :      CASE NO. 01-16034 (AJG)
                                               :
                                               :      JOINTLY ADMINISTERED

                           DEBTORS.            :
-----------------------------------------------X

          BALLOT FOR ACCEPTING OR REJECTING FIFTH AMENDED JOINT PLAN OF AFFILIATED DEBTORS PURSUANT TO CHAPTER 11 OF THE BANKRUPTCY CODE

                     BALLOT FOR VOTING WIND GUARANTY CLAIMS

       (Guaranty Claims Against Wind, Enron Wind Systems, LLC, Enron Wind Constructors LLC, Enron Wind Energy Systems LLC, Enron Wind Maintenance LLC, Enron Wind LLC, Enron Wind Development LLC, ZWHC LLC, Zond Pacific, LLC, Zond Minnesota Construction Company LLC, Enron Wind Storm Lake I LLC, Green Power
   Partners I LLC, Enron Wind Storm Lake II LLC, Enron Wind Lake Benton LLC,
    Cabazon Power Partners LLC, Cabazon Holdings LLC and Victory Garden Power
                                Partners I LLC)

The above-captioned debtors and debtors in possession (collectively, the "Debtors"), have filed the Fifth Amended Joint Plan of Affiliated Debtors Pursuant to Chapter 11 of the Bankruptcy Code, dated January 9, 2004 (the "Plan"). The Plan is attached as Exhibit 1 to the Debtors' Disclosure Statement for Fifth Amended Joint Plan of Affiliated Debtors Pursuant to Chapter 11 of the United States Bankruptcy Code, dated January 9, 2004 (the "Disclosure Statement"), which is contained in the CD-ROM accompanying this Ballot. If you are, as of January 6, 2004, the holder of guaranty claims against the Debtor listed in Item 5 which arose prior to December 2, 2001 (the "Petition Date") and which arise from or relate to an agreement, in writing, by such Debtor to satisfy the obligations of another Debtor (the "Guaranty Claims"), please use this Ballot to cast your vote to accept or reject the Plan. The Bankruptcy Court has approved the Disclosure Statement, which provides information to assist you in deciding how to vote on the Plan. Bankruptcy Court approval of the Disclosure Statement does not indicate approval of the Plan by the Bankruptcy Court. If you do not have a CD-ROM containing the Disclosure Statement, you may obtain such items by contacting the Debtors' solicitation agent, Innisfree M&A Incorporated (the "Solicitation Agent"), at (877) 825-8906 (Toll Free).

                                    IMPORTANT

YOU SHOULD REVIEW THE PLAN AND THE DISCLOSURE STATEMENT BEFORE YOU VOTE. YOU MAY WISH TO SEEK LEGAL ADVICE CONCERNING THE PLAN AND THE CLASSIFICATION AND TREATMENT OF YOUR CLAIM UNDER THE PLAN. ITEM 5 OF THIS BALLOT INDICATES (1) THE CLASS RELATED TO YOUR GUARANTY CLAIM COVERED BY THIS BALLOT, (2) THE DOLLAR AMOUNT OF SUCH CLAIM, AND (3) THE DEBTOR RELATED TO SUCH CLASS. IF YOU HOLD CLAIMS IN MORE THAN ONE CLASS UNDER THE PLAN, YOU WILL RECEIVE A BALLOT FOR EACH CLASS IN WHICH YOU ARE ENTITLED TO VOTE AND MUST COMPLETE A SEPARATE BALLOT FOR EACH CLASS OF CLAIMS.

VOTING DEADLINE: 5:00 P.M. NEW YORK CITY TIME ON MARCH 24, 2004.

IF YOUR BALLOT IS NOT RECEIVED BY THE DEBTORS' SOLICITATION AGENT ON OR BEFORE THE VOTING DEADLINE AND SUCH DEADLINE IS NOT EXTENDED BY THE DEBTOR, YOUR VOTE WILL NOT COUNT AS EITHER AN ACCEPTANCE OR REJECTION OF THE PLAN.

BALLOTS WILL NOT BE ACCEPTED BY FACSIMILE OR ELECTRONIC MAIL TRANSMISSION.


                               Exhibit B-8, page 1

IF THE PLAN IS CONFIRMED BY THE BANKRUPTCY COURT, IT WILL BE BINDING ON YOU WHETHER OR NOT YOU VOTE TO ACCEPT THE PLAN.

This Ballot is not a letter of transmittal and may not be used for any purpose other than to cast votes to accept or reject the Plan.

   HOW TO VOTE (AS MORE FULLY SET FORTH IN THE ATTACHED VOTING INSTRUCTIONS):

COMPLETE ITEM 2.

COMPLETE ITEM 3 (IF DESIRED).

YOU MAY COMPLETE ITEM 4 ONLY IF YOU HAVE VOTED TO ACCEPT THE PLAN.

IF YOU HAVE VOTED TO REJECT THE PLAN AND YOU MAKE THE ELECTION IN ITEM 4 YOUR ELECTION WILL NOT BE COUNTED.

REVIEW THE CERTIFICATIONS CONTAINED IN ITEM 4.

SIGN THE BALLOT.

RETURN THE BALLOT IN THE PRE-ADDRESSED POSTAGE-PAID ENVELOPE (SO THAT IT IS RECEIVED BEFORE THE VOTING DEADLINE).

YOU MUST VOTE THE FULL AMOUNT OF YOUR GUARANTY CLAIMS EITHER TO ACCEPT OR TO REJECT THE PLAN AND MAY NOT SPLIT YOUR VOTE.

ANY EXECUTED BALLOT RECEIVED THAT (A) DOES NOT INDICATE EITHER AN ACCEPTANCE OR REJECTION OF THE PLAN, OR (B) THAT INDICATES BOTH AN ACCEPTANCE AND A REJECTION OF THE PLAN, WILL NOT BE COUNTED.

ITEM 1. AMOUNT OF CLAIMS VOTED. You are entitled to vote the claim set forth in Item 5. The Debtors reserve the right to object to such claim for purposes of distribution under the Plan.

ITEM 2. VOTE. The holder of the Guaranty Claim identified in Item 5 votes as follows (check one box only -- if you do not check a box, or if you check both boxes, your vote will not be counted):

          [ ]   to ACCEPT the Plan.      OR           [ ]   to REJECT the Plan.

--------------------------------------------------------------------------------

         YOU MAY MAKE THE ELECTION IN ITEM 3, IF DESIRED.

         OR

         YOU MAY MAKE THE ELECTION IN ITEM 4 ONLY IF YOU HAVE VOTED TO ACCEPT THE PLAN.

         YOU ARE NOT REQUIRED TO MAKE ANY ELECTION. YOUR CLAIM WILL BE TREATED IN ACCORDANCE WITH ARTICLE XI OF THE PLAN IF YOU DO NOT ELECT ITEM 3 OR
         ITEM 4 BELOW.


                               Exhibit B-8, page 2

ITEM 3. VOLUNTARY ELECTION OF CONVENIENCE CLAIM TREATMENT. By checking the box below, the holder of the Guaranty Claim identified in Item 5 elects to reduce the amount of its Allowed Claim to $50,000 and to have its Guaranty Unsecured Claim indicated in Item 5 treated as Convenience Claim under the Plan, receive the treatment specified in Article XVI of the Plan, and have its vote counted as a member of the applicable Convenience Class against the Debtor set forth in Item 5. If the box below is not checked, such holder's Allowed Guaranty Claim indicated in
         Item 5 will receive the treatment specified in Article XI of the Plan:

           [ ]   I Elect Convenience Claim Treatment

         OR (ONLY IF YOU HAVE VOTED TO ACCEPT THE PLAN)

ITEM 4.  VOLUNTARY ELECTION TO RECEIVE ADDITIONAL CASH DISTRIBUTIONS IN LIEU
         OF PLAN SECURITIES. By checking the box below, the holder of the Guaranty Claim identified in Item 5 elects to receive in accordance with section 7.7 of the Plan additional distributions of Cash in lieu of distributions of Plan Securities to which such holder is otherwise entitled to receive on account of its Allowed Guaranty Claim indicated above.

           [ ]  I Elect Additional Cash Distribution In Lieu of Plan Securities.

         NEITHER YOUR RECEIPT OF THIS BALLOT NOR YOUR ELECTION IN ITEM 3 OR ITEM 4 SIGNIFIES THAT YOUR CLAIM HAS BEEN OR WILL BE ALLOWED

ITEM 5. CERTIFICATION. By returning this Ballot, the holder, or authorized representative of such holder, of the Guaranty Claims identified in
         Item 5 certifies that: (a) this Ballot is the only Ballot submitted for its Guaranty Claims identified in Item 5; (b) it has full power and authority to vote to accept or reject the Plan and to elect treatment with respect to the Guaranty Claim identified in Item 5; (c) it was the holder of the Guaranty Claim identified in Item 5 as of January 6, 2004; and (d) it has received a CD-ROM containing a copy of the Disclosure Statement (including the exhibits thereto) and understands that the solicitation of votes for the Plan is subject to all the terms and conditions set forth in the Disclosure Statement and Plan.

                 Name of Creditor :
                                   ---------------------------------------
                                          (Print or Type)

                 Social Security or Federal Tax ID. No.:
                                                        ------------------
                                                           (Optional)
                 Signature:
                           -----------------------------------------------

                 Print Name:
                            ----------------------------------------------

                 Title:
                       ---------------------------------------------------
                                          (If Appropriate)

                 Street Address:
                                 -----------------------------------------

                 City, State, Zip Code:
                                       -----------------------------------

                 Telephone Number  (       )
                                   ---------------------------------------

                 Date Completed:
                                ------------------------------------------


                               Exhibit B-8, page 3

[INSERT FROM INNISFREE SETTING FORTH CLAIM AMOUNT AND PLAN CLASS  -- ITEM 5]

This Ballot will not constitute or be deemed a proof of claim or equity interest, an assertion of a claim or equity interest, or the allowance of a claim or equity interest. Nor does the information set forth on this Ballot constitute an admission by the Debtors as to the extent, validity or priority of the claim voted herein.

YOUR VOTE MUST BE FORWARDED IN AMPLE TIME FOR YOUR VOTE TO BE RECEIVED BY THE SOLICITATION AGENT BY 5:00 P.M., NEW YORK CITY TIME, ON MARCH 24, 2004, OR YOUR VOTE WILL NOT BE COUNTED.

IF YOU HAVE ANY QUESTIONS REGARDING THIS BALLOT OR THE VOTING PROCEDURES, OR IF YOU NEED A BALLOT OR CD-ROM CONTAINING THE DISCLOSURE STATEMENT OR OTHER ENCLOSED MATERIALS, PLEASE CALL THE SOLICITATION AGENT AT (877) 825-8906 (TOLL
FREE). IF OBTAINING A COPY OF THE PLAN AND DISCLOSURE STATEMENT VIA CD-ROM OR THE INTERNET IMPOSES A HARDSHIP, YOU MAY SUBMIT A CERTIFICATION OF HARDSHIP EXPLAINING THE REASONS WHY A PAPER COPY OF THE PLAN AND DISCLOSURE STATEMENT SHOULD BE PROVIDED BY THE DEBTORS. IF THE DEBTORS DETERMINE THAT A HARDSHIP EXISTS, THE DEBTORS WILL PROVIDE YOU WITH A PAPER COPY OF THE PLAN AND DISCLOSURE STATEMENT AT THE DEBTORS' COST WITHIN FIVE (5) BUSINESS DAYS. IF THE DEBTORS DETERMINE THAT THERE IS INSUFFICIENT INFORMATION TO ESTABLISH THE EXISTENCE OF A HARDSHIP, THE DEBTORS WILL CONSULT WITH THE CREDITORS' COMMITTEE PRIOR TO MAKING A FINAL DETERMINATION TO DENY A REQUEST.


                               Exhibit B-8, page 4

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

---------------------------------------------   X

                                                :
IN RE                                           :      CHAPTER 11
                                                :
ENRON CORP., ET AL.,                            :      CASE NO. 01-16034 (AJG)
                                                :
                                                :      JOINTLY ADMINISTERED

                           DEBTORS.             :
---------------------------------------------   X

    BALLOT FOR ACCEPTING OR REJECTING FIFTH AMENDED JOINT CHAPTER 11 PLAN OF
        AFFILIATED DEBTORS PURSUANT TO CHAPTER 11 OF THE BANKRUPTCY CODE

         BALLOT FOR VOTING CLASS 4 ENRON CORP. GENERAL UNSECURED CLAIMS
                           (CREDIT FACILITIES CLAIMS)

The above-captioned debtors and debtors in possession (collectively, the "Debtors"), have filed the Debtors' Fifth Amended Joint Chapter 11 Plan of Affiliated Debtors Pursuant to Chapter 11 of the United States Bankruptcy Code, dated January 9, 2004 (the "Plan"). The Plan is attached as Exhibit 1 to the Debtors' Disclosure Statement for Fifth Amended Joint Plan of Affiliated Debtors Pursuant to Chapter 11 of the United States Bankruptcy Code, dated January 9, 2004 (the "Disclosure Statement"), which is contained in the CD-ROM accompanying this Ballot. The Bankruptcy Court has approved the Disclosure Statement, which provides information to assist creditors in deciding how to vote on the Plan. Bankruptcy Court approval of the Disclosure Statement does not indicate approval of the Plan by the Bankruptcy Court.

                                    IMPORTANT

YOU SHOULD REVIEW THE PLAN AND THE DISCLOSURE STATEMENT BEFORE YOU VOTE. YOU MAY WISH TO SEEK LEGAL ADVICE CONCERNING THE PLAN AND THE CLASSIFICATION AND TREATMENT OF YOUR CLAIM UNDER THE PLAN. ALL OF YOUR CLAIM HAVE BEEN PLACED IN CLASS 4 UNDER THE PLAN. IF YOU HOLD CLAIMS IN MORE THAN ONE CLASS UNDER THE PLAN, YOU WILL RECEIVE A BALLOT FOR EACH CLASS IN WHICH YOU ARE ENTITLED TO VOTE AND MUST COMPLETE A SEPARATE BALLOT FOR EACH CLASS OF CLAIMS.

VOTING DEADLINE: 5:00 P.M. NEW YORK CITY TIME ON MARCH 24, 2004.

IF YOUR BALLOT IS NOT RECEIVED BY THE DEBTORS' SOLICITATION AGENT, INNISFREE M&A INCORPORATED (THE "SOLICITATION AGENT"), ON OR BEFORE THE VOTING DEADLINE AND SUCH DEADLINE IS NOT EXTENDED BY THE DEBTOR, YOUR VOTE WILL NOT COUNT AS EITHER AN ACCEPTANCE OR REJECTION OF THE PLAN.

BALLOTS WILL NOT BE ACCEPTED BY FACSIMILE OR ELECTRONIC MAIL TRANSMISSION.

IF THE PLAN IS CONFIRMED BY THE BANKRUPTCY COURT, IT WILL BE BINDING ON YOU WHETHER OR NOT YOU VOTE TO ACCEPT THE PLAN.

This Ballot is not a letter of transmittal and may not be used for any purpose other than to cast votes to accept or reject the Plan.


                              Exhibit B-9, page 1

   HOW TO VOTE (AS MORE FULLY SET FORTH IN THE ATTACHED VOTING INSTRUCTIONS):

COMPLETE ITEM 2.

REVIEW THE CERTIFICATIONS CONTAINED IN ITEM 3.

SIGN THE BALLOT.

RETURN THE BALLOT IN THE PRE-ADDRESSED POSTAGE-PAID ENVELOPE (SO THAT IT IS RECEIVED BEFORE THE VOTING DEADLINE).

YOU MUST VOTE THE FULL AMOUNT OF YOUR CLAIMS EITHER TO ACCEPT OR TO REJECT THE PLAN AND MAY NOT SPLIT YOUR VOTE.

ANY EXECUTED BALLOT RECEIVED THAT (A) DOES NOT INDICATE EITHER AN ACCEPTANCE OR REJECTION OF THE PLAN, OR (B) THAT INDICATES BOTH AN ACCEPTANCE AND A REJECTION OF THE PLAN, WILL NOT BE COUNTED.

ITEM 1. AMOUNT OF CLAIMS VOTED. You are entitled to vote the claim set forth in Item 4. The undersigned certifies that as of January 6, 2004, the undersigned was either the beneficial owner, or the nominee of the beneficial owner, of the claims set forth in Item 4. The Debtors reserve the right to object to such claim for purposes of distribution under the Plan.

ITEM 2. VOTE. The holder of the claim identified in Item 4 votes as follows (check one box only -- if you do not check a box your vote will be counted as an acceptance; if you check both boxes your vote will be counted as an acceptance):

          [ ]    to ACCEPT the Plan.   OR         [ ]    to REJECT the Plan.

ITEM 3. CERTIFICATION. By returning this Ballot, the holder, beneficial owner, or authorized representative, of the claim identified in Item 4 certifies that (a) it has full power and authority to vote to accept or reject the Plan with respect to the claim in Item 4, (b) it was the beneficial owner of claim identified in Item 4 on January 6, 2004 based upon underlying loan documents that provide the beneficial owner with a direct claim against the debtor listed in Item 4, (c) all Ballots to vote claims submitted by the beneficial owner indicate the same vote to accept or reject the Plan that the beneficial owner has indicated on this Ballot, and (d) it has received a CD-ROM containing a copy of the Disclosure Statement (including the exhibits thereto) and understands that the solicitation of votes for the Plan is subject to all the terms and conditions set forth in the Disclosure Statement.

                Name of Creditor :
                                  ---------------------------------------
                                         (Print or Type)

                Social Security or Federal Tax ID. No.:
                                                       ------------------
                                                          (Optional)
                Signature:
                          -----------------------------------------------

                Print Name:
                           ----------------------------------------------

                Title:
                      ---------------------------------------------------
                                         (If Appropriate)

                Street Address:
                                -----------------------------------------

                City, State, Zip Code:
                                      -----------------------------------

                Telephone Number  (       )
                                  ---------------------------------------

                Date Completed:
                               ------------------------------------------


                              Exhibit B-9, page 2

[INSERT FROM INNISFREE SETTING FORTH CLAIM AMOUNT AND PLAN CLASS  -- ITEM 4]

This Ballot will not constitute or be deemed a proof of claim or equity interest, an assertion of a claim or equity interest, or the allowance of a claim or equity interest. Nor does the information set forth on this Ballot constitute an admission by the Debtors as to the extent, validity or priority of the claim voted herein.

YOUR VOTE MUST BE FORWARDED IN AMPLE TIME FOR YOUR VOTE TO BE RECEIVED BY THE SOLICITATION AGENT BY 5:00 P. M., NEW YORK CITY TIME, ON MARCH 24, 2004, OR YOUR VOTE WILL NOT BE COUNTED.

IF YOU HAVE ANY QUESTIONS REGARDING THIS BALLOT OR THE VOTING PROCEDURES, OR IF YOU NEED A BALLOT OR CD-ROM CONTAINING THE DISCLOSURE STATEMENT OR OTHER ENCLOSED MATERIALS, PLEASE CALL THE SOLICITATION AGENT AT (877) 825-8906 (TOLL
FREE). IF OBTAINING A COPY OF THE PLAN AND DISCLOSURE STATEMENT VIA CD-ROM OR THE INTERNET IMPOSES A HARDSHIP, YOU MAY SUBMIT A CERTIFICATION OF HARDSHIP EXPLAINING THE REASONS WHY A PAPER COPY OF THE PLAN AND DISCLOSURE STATEMENT SHOULD BE PROVIDED BY THE DEBTORS. IF THE DEBTORS DETERMINE THAT A HARDSHIP EXISTS, THE DEBTORS WILL PROVIDE YOU WITH A PAPER COPY OF THE PLAN AND DISCLOSURE STATEMENT AT THE DEBTORS' COST WITHIN FIVE (5) BUSINESS DAYS. IF THE DEBTORS DETERMINE THAT THERE IS INSUFFICIENT INFORMATION TO ESTABLISH THE EXISTENCE OF A HARDSHIP, THE DEBTORS WILL CONSULT WITH THE CREDITORS' COMMITTEE PRIOR TO MAKING A FINAL DETERMINATION TO DENY A REQUEST.


                              Exhibit B-9, page 3

                                    EXHIBIT C

                   FORM OF BALLOTS FOR MULTIPLE-TIERED VOTING

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

--------------------------------------------X
                                            :
IN RE                                       :    CHAPTER 11
                                            :
ENRON CORP., ET AL.,                        :    CASE NO. 01-16034 (AJG)
                                            :
                                            :    JOINTLY ADMINISTERED
                  DEBTORS.                  :
--------------------------------------------X

    BALLOT FOR ACCEPTING OR REJECTING FIFTH AMENDED JOINT CHAPTER 11 PLAN OF
        AFFILIATED DEBTORS PURSUANT TO CHAPTER 11 OF THE BANKRUPTCY CODE

       BALLOT FOR VOTING [ENRON CORP. / ENRON NORTH AMERICA CORP.] GENERAL
                                UNSECURED CLAIMS
                  (CLAIMS OF BENEFICIAL HOLDERS OF SECURITIES)

The above-captioned debtors and debtors in possession (collectively, the "Debtors"), have filed the Debtors' Fifth Amended Joint Chapter 11 Plan of Affiliated Debtors Pursuant to Chapter 11 of the United States Bankruptcy Code, dated January 9, 2004 (the "Plan"). The Plan is attached as Exhibit 1 to the Debtors' Disclosure Statement for Fifth Amended Joint Plan of Affiliated Debtors Pursuant to Chapter 11 of the United States Bankruptcy Code, dated January 9, 2004 (the "Disclosure Statement"), which is contained in the CD-ROM accompanying this Ballot. The Bankruptcy Court has approved the Disclosure Statement, which provides information to assist creditors in deciding how to vote on the Plan. Bankruptcy Court approval of the Disclosure Statement does not indicate approval of the Plan by the Bankruptcy Court.

This Ballot is to be used by beneficial owners of the Security listed at the bottom of the page (the "Security") to vote to accept or reject the Plan.

                                   IMPORTANT

YOU SHOULD REVIEW THE PLAN AND THE DISCLOSURE STATEMENT BEFORE YOU VOTE. YOU MAY WISH TO SEEK LEGAL ADVICE CONCERNING THE PLAN AND THE CLASSIFICATION AND TREATMENT OF YOUR CLAIM UNDER THE PLAN. IF YOU HOLD CLAIMS IN MORE THAN ONE CLASS UNDER THE PLAN, YOU WILL RECEIVE A BALLOT FOR EACH CLASS IN WHICH YOU ARE ENTITLED TO VOTE AND MUST COMPLETE A SEPARATE BALLOT FOR EACH CLASS OF CLAIMS.

VOTING DEADLINE: 5:00 P.M. NEW YORK CITY TIME ON MARCH 24, 2004.

YOUR VOTE MUST BE FORWARDED IN AMPLE TIME FOR YOUR VOTE TO BE RECEIVED BY THE DEBTORS' SOLICITATION AGENT, INNISFREE M&A INCORPORATED (THE "SOLICITATION AGENT"), BY 5:00 P.M., NEW YORK CITY TIME, ON MARCH 24, 2004, OR YOUR VOTE WILL NOT BE COUNTED. IF THE ENCLOSED ENVELOPE IS ADDRESSED TO YOUR NOMINEE, MAKE SURE YOUR NOMINEE RECEIVES YOUR BALLOT IN TIME TO SUBMIT IT BEFORE THE VOTING DEADLINE. A BALLOT NOT SUBMITTED TO A NOMINEE WILL NOT BE COUNTED UNLESS AND UNTIL THE NOMINEE PROPERLY COMPLETES AND TIMELY DELIVERS A CORRESPONDING MASTER BALLOT TO THE SOLICITATION AGENT.

BALLOTS WILL NOT BE ACCEPTED BY FACSIMILE OR ELECTRONIC MAIL TRANSMISSION.

IF THE PLAN IS CONFIRMED BY THE BANKRUPTCY COURT, IT WILL BE BINDING ON YOU WHETHER OR NOT YOU VOTE TO ACCEPT THE PLAN.


                               Exhibit C-1, page 1

[LETTER NUMBER CODE]                                      [SECURITY DESCRIPTION]
                                                                  CUSIP [______]

This Ballot is not a letter of transmittal and may not be used for any purpose other than to cast votes to accept or reject the Plan.

                                 HOW TO VOTE:

COMPLETE ITEM 1 (IF NOT ALREADY COMPLETED BY YOUR NOMINEE) AND ITEM 2.

COMPLETE ITEM 3, IF APPLICABLE.

REVIEW THE CERTIFICATIONS CONTAINED IN ITEM 4.

SIGN THE BALLOT (UNLESS YOUR BALLOT HAS BEEN SIGNED OR "PREVALIDATED" BY YOUR NOMINEE).

RETURN THE BALLOT IN THE PRE-ADDRESSED POSTAGE-PAID ENVELOPE (IF THE ENCLOSED ENVELOPE IS ADDRESSED TO YOUR NOMINEE, MAKE SURE YOUR NOMINEE RECEIVES YOUR BALLOT IN TIME TO SUBMIT THE BALLOT TO THE SOLICITATION AGENT PRIOR TO THE VOTING DEADLINE.

YOU MUST VOTE THE FULL AMOUNT OF YOUR CLAIMS EITHER TO ACCEPT OR TO REJECT THE PLAN AND MAY NOT SPLIT YOUR VOTE.

ANY EXECUTED BALLOT RECEIVED THAT (A) DOES NOT INDICATE EITHER AN ACCEPTANCE OR REJECTION OF THE PLAN, OR (B) THAT INDICATES BOTH AN ACCEPTANCE AND A REJECTION OF THE PLAN, WILL NOT BE COUNTED.

[VOLUNTARY ELECTION: HOLDERS OF CLAIMS AGAINST ENRON NORTH AMERICA CORP., ENRON POWER MARKETING, INC., ENRON GAS LIQUIDS, INC., ENRON GLOBAL MARKETS, LLC, ENRON INDUSTRIAL MARKETS LLC, ENRON NATURAL GAS MARKETING CORP., ENA UPSTREAM COMPANY LLC, ENRON CAPITAL & TRADE RESOURCES INTERNATIONAL CORP. AND ENRON RESERVE ACQUISITION CORP. ARE ALSO ENTITLED TO MAKE A VOLUNTARY ELECTION TO RECEIVE ADDITIONAL CASH DISTRIBUTIONS IN LIEU OF PLAN SECURITIES. SUCH ELECTION MUST BE MADE SEPARATELY AND YOU WILL RECEIVE A SEPARATE SOLICITATION PACKAGE WITH RESPECT TO THE ELECTION. IF YOU HAVE NOT YET RECEIVED A SEPARATE SOLICITATION PACKAGE WITH RESPECT TO THE ELECTION, AND WISH TO MAKE AN ELECTION, PLEASE CONTACT YOUR NOMINEE.]

ITEM 1. AMOUNT OF SECURITY CLAIMS VOTED. The undersigned certifies that as of January 6, 2004, the undersigned was either the beneficial owner, or the nominee of the beneficial owner, of the Security in the following aggregate unpaid principal amount [insert amount in the box below]. If your Security is held by a nominee on your behalf and you do not know the amount, please contact your nominee immediately. For purposes of this Ballot, it is not necessary and you should not adjust the principal amount for any accrued or unmatured interest.

                          [                            ]

ITEM 2. VOTE. The holder of the claim identified in Item 1 votes as follows (check one box only -- if you do not check a box your vote will not be counted):

            [ ]  to ACCEPT the Plan.      OR       [ ]  to REJECT the Plan.

ITEM 3. IDENTIFY ALL OTHER SECURITIES CLAIMS VOTED. By returning this Ballot, the beneficial owner of the claim identified in Item 1 certifies that (a) this Ballot is the only Ballot submitted Class 4, except for the claim



                               Exhibit C-1, page 2

[LETTER NUMBER CODE]                                      [SECURITY DESCRIPTION]
                                                                  CUSIP [______]
          identified in the following table, (b) all of the claim identified in
          Item 3 for which the beneficial owner has submitted Ballots are identified in the following table, and (c) all Ballots for claim identified in Item 3 submitted by the beneficial owner indicate the same vote to accept or reject the Plan that the beneficial owner has indicated in Item 2 of this Ballot (please use additional sheets of paper if necessary):

                     ALL SECURITY CLAIMS
                     VOTED ON OTHER BALLOTS

                                                               TYPE OF OTHER
                                                               SECURITY VOTED
                                            PRINCIPAL AMOUNT   [INSERT
                     NAME OF REGISTERED     OF                 DESCRIPTION OR
ACCOUNT NUMBER       HOLDER OR NOMINEE      CLAIMS VOTED       CUSIP]
--------------       -----------------      ------------       ------
                                            $
                                            $
                                            $

ITEM 4. CERTIFICATION. By returning this Ballot, the beneficial owner, or authorized representative of such beneficial owner, of the Security identified in Item 1 certifies that (a) it has full power and authority to vote to accept or reject the Plan with respect to the Security identified in Item 1, (b) it was the beneficial owner of the Security identified in Item 1 on January 6, 2004, (c) all Ballots to vote claims submitted by the beneficial owner indicate the same vote to accept or reject the Plan that the beneficial owner has indicated on this Ballot, and (d) it has received a CD-ROM containing a copy of the Disclosure Statement (including the exhibits thereto) and understands that the solicitation of votes for the Plan is subject to all the terms and conditions set forth in the Disclosure Statement.

                                 Name of Creditor:
                                                  ------------------------------
                                                   (Print or Type)

                                 Social Security or Federal Tax ID. No.:
                                                                        --------
                                                                      (Optional)
                                 Signature:
                                           -------------------------------------

                                 Print Name:
                                            ------------------------------------

                                 Title:
                                       -----------------------------------------
                                                   (If Appropriate)

                                 Street Address:
                                                --------------------------------

                                 City, State, Zip Code:
                                                       -------------------------

                                 Telephone Number  (       )
                                                 -------------------------------

                                 Date Completed:
                                                --------------------------------


This Ballot will not constitute or be deemed a proof of claim or equity interest, an assertion of a claim or equity interest, or the allowance of a claim or equity interest. Nor does the information set forth on this Ballot constitute an admission by the Debtors as to the extent, validity or priority of the claim voted herein.

YOUR VOTE MUST BE FORWARDED IN AMPLE TIME FOR YOUR VOTE TO BE RECEIVED BY THE SOLICITATION AGENT BY 5:00 P. M., NEW YORK CITY TIME, ON MARCH 24, 2004, OR YOUR VOTE WILL NOT BE COUNTED. IF THE ENCLOSED ENVELOPE IS ADDRESSED TO YOUR NOMINEE, MAKE SURE YOUR NOMINEE RECEIVES YOUR BALLOT IN TIME TO SUBMIT IT BEFORE THE VOTING DEADLINE. A BALLOT SUBMITTED TO A NOMINEE WILL NOT BE COUNTED UNLESS AND UNTIL THE NOMINEE PROPERLY COMPLETES AND TIMELY DELIVERS A CORRESPONDING MASTER BALLOT TO THE SOLICITATION AGENT.


                               Exhibit C-1, page 3

[LETTER NUMBER CODE]                                      [SECURITY DESCRIPTION]
                                                                  CUSIP [______]

IF YOU HAVE ANY QUESTIONS REGARDING THIS BALLOT OR THE VOTING PROCEDURES, OR IF YOU NEED A BALLOT OR CD-ROM CONTAINING THE DISCLOSURE STATEMENT OR OTHER ENCLOSED MATERIALS, PLEASE CALL THE SOLICITATION AGENT AT (877) 825-8906 (TOLL
FREE). IF OBTAINING A COPY OF THE PLAN AND DISCLOSURE STATEMENT VIA CD-ROM OR THE INTERNET IMPOSES A HARDSHIP, YOU MAY SUBMIT A CERTIFICATION OF HARDSHIP EXPLAINING THE REASONS WHY A PAPER COPY OF THE PLAN AND DISCLOSURE STATEMENT SHOULD BE PROVIDED BY THE DEBTORS. IF THE DEBTORS DETERMINE THAT A HARDSHIP EXISTS, THE DEBTORS WILL PROVIDE YOU WITH A PAPER COPY OF THE PLAN AND DISCLOSURE STATEMENT AT THE DEBTORS' COST WITHIN FIVE (5) BUSINESS DAYS. IF THE DEBTORS DETERMINE THAT THERE IS INSUFFICIENT INFORMATION TO ESTABLISH THE EXISTENCE OF A HARDSHIP, THE DEBTORS WILL CONSULT WITH THE CREDITORS' COMMITTEE PRIOR TO MAKING A FINAL DETERMINATION TO DENY A REQUEST.

                               Exhibit C-1, page 4

[LETTER NUMBER CODE]                                      [SECURITY DESCRIPTION]
                                                                  CUSIP [______]

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

--------------------------------------------X
                                            :
IN RE                                       :    CHAPTER 11
                                            :
ENRON CORP., ET AL.,                        :    CASE NO. 01-16034 (AJG)
                                            :
                                            :    JOINTLY ADMINISTERED
                  DEBTORS.                  :
--------------------------------------------X

    BALLOT FOR ACCEPTING OR REJECTING FIFTH AMENDED JOINT CHAPTER 11 PLAN OF
        AFFILIATED DEBTORS PURSUANT TO CHAPTER 11 OF THE BANKRUPTCY CODE

             BALLOT FOR VOTING SECURITIES RELATED TO GUARANTY CLAIMS
                  (CLAIMS OF BENEFICIAL HOLDERS OF SECURITIES)

The above-captioned debtors and debtors in possession (collectively, the "Debtors"), have filed the Debtors' Fifth Amended Joint Chapter 11 Plan of Affiliated Debtors Pursuant to Chapter 11 of the United States Bankruptcy Code, dated January 9, 2004 (the "Plan"). The Plan is attached as Exhibit 1 to the Debtors' Disclosure Statement for Fifth Amended Joint Plan of Affiliated Debtors Pursuant to Chapter 11 of the United States Bankruptcy Code, dated January 9, 2004 (the "Disclosure Statement"), which is contained in the CD-ROM accompanying this Ballot. The Bankruptcy Court has approved the Disclosure Statement, which provides information to assist creditors in deciding how to vote on the Plan. Bankruptcy Court approval of the Disclosure Statement does not indicate approval of the Plan by the Bankruptcy Court.

This Ballot is to be used by beneficial owners of the security listed at the bottom of the page (the "Security") to vote to accept or reject the Plan based upon such holder's guaranty claims.

                                   IMPORTANT

YOU SHOULD REVIEW THE PLAN AND THE DISCLOSURE STATEMENT BEFORE YOU VOTE. YOU MAY WISH TO SEEK LEGAL ADVICE CONCERNING THE PLAN AND THE CLASSIFICATION AND TREATMENT OF YOUR CLAIM UNDER THE PLAN. ALL OF YOUR CLAIMS HAVE BEEN PLACED IN CLASS _____ UNDER THE PLAN. IF YOU HOLD CLAIMS IN MORE THAN ONE CLASS UNDER THE PLAN, YOU WILL RECEIVE A BALLOT FOR EACH CLASS IN WHICH YOU ARE ENTITLED TO VOTE AND MUST COMPLETE A SEPARATE BALLOT FOR EACH CLASS OF CLAIMS.

VOTING DEADLINE: 5:00 P.M. NEW YORK CITY TIME ON MARCH 24, 2004.

YOUR VOTE MUST BE FORWARDED IN AMPLE TIME FOR YOUR VOTE TO BE RECEIVED BY THE DEBTORS' SOLICITATION AGENT, INNISFREE M&A INCORPORATED (THE "SOLICITATION AGENT"), BY 5:00 P.M., NEW YORK CITY TIME, ON MARCH 24, 2004, OR YOUR VOTE WILL NOT BE COUNTED. IF THE ENCLOSED ENVELOPE IS ADDRESSED TO YOUR NOMINEE, MAKE SURE YOUR NOMINEE RECEIVES YOUR BALLOT IN TIME TO SUBMIT IT BEFORE THE VOTING DEADLINE. A BALLOT NOT SUBMITTED TO A NOMINEE WILL NOT BE COUNTED UNLESS AND UNTIL THE NOMINEE PROPERLY COMPLETES AND TIMELY DELIVERS A CORRESPONDING MASTER BALLOT TO THE SOLICITATION AGENT.

BALLOTS WILL NOT BE ACCEPTED BY FACSIMILE OR ELECTRONIC MAIL TRANSMISSION.

IF THE PLAN IS CONFIRMED BY THE BANKRUPTCY COURT, IT WILL BE BINDING ON YOU WHETHER OR NOT YOU VOTE TO ACCEPT THE PLAN.

                               Exhibit C-2, page 1

[LETTER NUMBER CODE]                                      [SECURITY DESCRIPTION]
                                                                  CUSIP [______]

This Ballot is not a letter of transmittal and may not be used for any purpose other than to cast votes to accept or reject the Plan.

                                  HOW TO VOTE:

COMPLETE ITEM 1 (IF NOT ALREADY COMPLETED BY YOUR NOMINEE) AND ITEM 2.

COMPLETE ITEM 3, IF APPLICABLE.

REVIEW THE CERTIFICATIONS CONTAINED IN ITEM 4.

SIGN THE BALLOT (UNLESS YOUR BALLOT HAS BEEN SIGNED OR "PREVALIDATED" BY YOUR NOMINEE).

RETURN THE BALLOT IN THE PRE-ADDRESSED POSTAGE-PAID ENVELOPE (IF THE ENCLOSED ENVELOPE IS ADDRESSED TO YOUR NOMINEE, MAKE SURE YOUR NOMINEE RECEIVES YOUR BALLOT IN TIME TO SUBMIT THE BALLOT PRIOR TO THE VOTING DEADLINE.

YOU MUST VOTE THE FULL AMOUNT OF YOUR CLAIMS EITHER TO ACCEPT OR TO REJECT THE PLAN AND MAY NOT SPLIT YOUR VOTE.

ANY EXECUTED BALLOT RECEIVED THAT (A) DOES NOT INDICATE EITHER AN ACCEPTANCE OR REJECTION OF THE PLAN, OR (B) THAT INDICATES BOTH AN ACCEPTANCE AND A REJECTION OF THE PLAN, WILL NOT BE COUNTED.

ITEM 1. AMOUNT OF SECURITY CLAIMS VOTED. The undersigned certifies that as of January 6, 2004, the undersigned was either the beneficial owner, or the nominee of the beneficial owner, of the Security in the following aggregate unpaid principal amount [insert amount in the box below]. If your Security is held by a nominee on your behalf and you do not know the amount, please contact your nominee immediately. For purposes of this Ballot, it is not necessary and you should not adjust the principal amount for any accrued or unmatured interest.

                      [                                    ]

ITEM 2. VOTE. The holder of the claim identified in Item 1 votes as follows (check one box only -- if you do not check a box your vote will not be counted):

               [ ]  to ACCEPT the Plan.   OR    [ ]  to REJECT the Plan.


                               Exhibit C-2, page 2

[LETTER NUMBER CODE]                                      [SECURITY DESCRIPTION]
                                                                  CUSIP [______]

ITEM 3. IDENTIFY ALL OTHER SECURITY CLAIMS VOTED. By returning this Ballot, the beneficial owner of the claim identified in Item 1 certifies that
          (a) this Ballot is the only Ballot submitted the Security, except for the claim identified in the following table, (b) all of the claim identified in Item 3 for which the beneficial owner has submitted Ballots are identified in the following table, and (c) all Ballots for claim identified in Item 3 submitted by the beneficial owner indicate the same vote to accept or reject the Plan that the beneficial owner has indicated in Item 2 of this Ballot (please use additional sheets of paper if necessary):

                     ALL SECURITY CLAIMS
                     VOTED ON OTHER BALLOTS

                                                               TYPE OF OTHER
                                                               SECURITY VOTED
                                            PRINCIPAL AMOUNT   [INSERT
                     NAME OF REGISTERED     OF                 DESCRIPTION OR
ACCOUNT NUMBER       HOLDER OR NOMINEE      CLAIMS VOTED       CUSIP]
--------------       -----------------      ------------       ------
                                            $
                                            $
                                            $



                               Exhibit C-2, page 3

[LETTER NUMBER CODE]                                      [SECURITY DESCRIPTION]
                                                                  CUSIP [______]

ITEM 4. CERTIFICATION. By returning this Ballot, the beneficial owner, or authorized representative of such beneficial owner, of the Security identified in Item 1 certifies that (a) it has full power and authority to vote to accept or reject the Plan with respect to the Security identified in Item 1, (b) it was the beneficial owner of the Security identified in Item 1 on January 6, 2004, (c) all Ballots to vote claims submitted by the beneficial owner indicate the same vote to accept or reject the Plan that the beneficial owner has indicated on this Ballot, and (d) it has received a CD-ROM containing a copy of the Disclosure Statement (including the exhibits thereto) and understands that the solicitation of votes for the Plan is subject to all the terms and conditions set forth in the Disclosure Statement.

                                 Name of Creditor:
                                                  ------------------------------
                                                   (Print or Type)

                                 Social Security or Federal Tax ID. No.:
                                                                        --------
                                                                      (Optional)
                                 Signature:
                                           -------------------------------------

                                 Print Name:
                                            ------------------------------------

                                 Title:
                                       -----------------------------------------
                                                   (If Appropriate)

                                 Street Address:
                                                --------------------------------

                                 City, State, Zip Code:
                                                       -------------------------

                                 Telephone Number  (       )
                                                 -------------------------------

                                 Date Completed:
                                                --------------------------------


This Ballot will not constitute or be deemed a proof of claim or equity interest, an assertion of a claim or equity interest, or the allowance of a claim or equity interest. Nor does the information set forth on this Ballot constitute an admission by the Debtors as to the extent, validity or priority of the claim voted herein.

YOUR VOTE MUST BE FORWARDED IN AMPLE TIME FOR YOUR VOTE TO BE RECEIVED BY THE SOLICITATION AGENT BY 5:00 P. M., NEW YORK CITY TIME, ON MARCH 24, 2004, OR YOUR VOTE WILL NOT BE COUNTED. IF THE ENCLOSED ENVELOPE IS ADDRESSED TO YOUR NOMINEE, MAKE SURE YOUR NOMINEE RECEIVES YOUR BALLOT IN TIME TO SUBMIT IT BEFORE THE VOTING DEADLINE. A BALLOT SUBMITTED TO A NOMINEE WILL NOT BE COUNTED UNLESS AND UNTIL THE NOMINEE PROPERLY COMPLETES AND TIMELY DELIVERS A CORRESPONDING MASTER BALLOT TO THE SOLICITATION AGENT.

IF YOU HAVE ANY QUESTIONS REGARDING THIS BALLOT OR THE VOTING PROCEDURES, OR IF YOU NEED A BALLOT OR CD-ROM CONTAINING THE DISCLOSURE STATEMENT OR OTHER ENCLOSED MATERIALS, PLEASE CALL THE SOLICITATION AGENT AT (877) 825-8906 (TOLL
FREE). IF OBTAINING A COPY OF THE PLAN AND DISCLOSURE STATEMENT VIA CD-ROM OR THE INTERNET IMPOSES A HARDSHIP, YOU MAY SUBMIT A CERTIFICATION OF HARDSHIP EXPLAINING THE REASONS WHY A PAPER COPY OF THE PLAN AND DISCLOSURE STATEMENT SHOULD BE PROVIDED BY THE DEBTORS. IF THE DEBTORS DETERMINE THAT A HARDSHIP EXISTS, THE DEBTORS WILL PROVIDE YOU WITH A PAPER COPY OF THE PLAN AND DISCLOSURE STATEMENT AT THE DEBTORS' COST WITHIN FIVE (5) BUSINESS DAYS. IF THE DEBTORS DETERMINE THAT THERE IS INSUFFICIENT INFORMATION TO ESTABLISH THE EXISTENCE OF A HARDSHIP, THE DEBTORS WILL CONSULT WITH THE CREDITORS' COMMITTEE PRIOR TO MAKING A FINAL DETERMINATION TO DENY A REQUEST.

                               Exhibit C-2, page 4

[LETTER NUMBER CODE]                                      [SECURITY DESCRIPTION]
                                                                  CUSIP [______]

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

--------------------------------------------X
                                            :
IN RE                                       :    CHAPTER 11
                                            :
ENRON CORP., ET AL.,                        :    CASE NO. 01-16034 (AJG)
                                            :
                                            :    JOINTLY ADMINISTERED
                  DEBTORS.                  :
--------------------------------------------X

                    MASTER BALLOT FOR ACCEPTING OR REJECTING
       DEBTORS' FIFTH AMENDED JOINT CHAPTER 11 PLAN OF AFFILIATED DEBTORS
           PURSUANT TO CHAPTER 11 OF THE UNITED STATES BANKRUPTCY CODE

       MASTER BALLOT FOR VOTING [ENRON CORP. / ENRON NORTH AMERICA CORP.]
                            GENERAL UNSECURED CLAIMS
                        (Claims of Holders of Securities)

THE VOTING DEADLINE BY WHICH YOUR MASTER BALLOT MUST BE RECEIVED BY THE SOLICITATION AGENT, INNISFREE M&A INCORPORATED (THE "SOLICITATION AGENT"), IS 5:00 P. M. NEW YORK CITY TIME ON MARCH 24, 2004 OR THE VOTES REPRESENTED BY YOUR BALLOT WILL NOT BE COUNTED.

The above-captioned debtors and debtors in possession (collectively, the "Debtors"), have filed the Debtors' Fifth Amended Joint Chapter 11 Plan of Affiliated Debtors Pursuant to Chapter 11 of the United States Bankruptcy Code, dated January 9, 2004 (the "Plan"). The Plan is attached as Exhibit 1 to the Debtors' Disclosure Statement for Fifth Amended Joint Plan of Affiliated Debtors Pursuant to Chapter 11 of the United States Bankruptcy Code, dated January 9, 2004 (the "Disclosure Statement"). The Bankruptcy Court has approved the Disclosure Statement, which provides information to assist creditors in deciding how to vote on the Plan. Bankruptcy Court approval of the Disclosure Statement does not indicate approval of the Plan by the Bankruptcy Court.

This Master Ballot is to be used by you, as a broker, bank, or other nominee (or as their proxy holder or agent) (each of the foregoing, a "Nominee"), for Beneficial Holders, as of January 6, 2004, of securities listed at the bottom of the page (each a "Security" and collectively the "Securities"). Before you transmit such votes, please carefully review the Disclosure Statement and the voting procedures set forth below. THIS MASTER BALLOT RELATES ONLY TO VOTES CAST FOR SECURITIES. BENEFICIAL HOLDERS OF SECURITIES WHO ALSO HOLD CLAIMS UNDER OTHER SECURITIES OR CREDIT FACILITIES SHOULD RECEIVE SEPARATE BALLOTS FOR VOTING THEIR CLAIMS.

                               Exhibit C-3, page 1

[LETTER NUMBER CODE]                                      [SECURITY DESCRIPTION]
                                                                  CUSIP [______]

This Ballot is not a letter of transmittal and may not be used for any purpose other than to transmit votes to accept or reject the Plan.

PLEASE READ AND FOLLOW THE ATTACHED INSTRUCTIONS CAREFULLY. COMPLETE, SIGN, AND DATE THIS MASTER BALLOT, AND RETURN IT SO THAT IT IS RECEIVED BY THE SOLICITATION AGENT BEFORE THE VOTING DEADLINE OF 5:00 P.M., NEW YORK CITY TIME, ON MARCH 24, 2004. IF THIS MASTER BALLOT IS NOT COMPLETED, SIGNED, AND RECEIVED ON OR BEFORE THE VOTING DEADLINE AND THE VOTING DEADLINE IS NOT EXTENDED, THE VOTES TRANSMITTED BY THIS MASTER BALLOT WILL NOT BE COUNTED.

YOU SHOULD REVIEW THE DISCLOSURE STATEMENT AND THE PLAN BEFORE YOU TRANSMIT VOTES. YOU OR THE BENEFICIAL HOLDERS OF SECURITIES FOR WHOM YOU ARE THE NOMINEE MAY WISH TO SEEK LEGAL ADVICE CONCERNING THE PLAN AND THE CLASSIFICATION AND TREATMENT OF THE SECURITY CLAIMS UNDER THE PLAN. HOLDERS OF MORE THAN ONE CLAIM AGAINST THE DEBTORS WILL RECEIVE A BALLOT FOR EACH CLAIM SUCH HOLDERS ARE ENTITLED TO VOTE, AND THE NOMINEES OF SUCH HOLDERS WILL RECEIVE A MASTER BALLOT FOR EACH CLAIM SUCH HOLDERS ARE ENTITLED TO VOTE.

IF THE PLAN IS CONFIRMED BY THE BANKRUPTCY COURT, IT WILL BE BINDING UPON YOU AND THE BENEFICIAL HOLDERS OF SECURITIES FOR WHOM YOU ARE THE NOMINEE, WHETHER OR NOT SUCH HOLDERS VOTE TO ACCEPT THE PLAN AND WHETHER OR NOT ANY VOTES TO ACCEPT OR REJECT THE PLAN ARE TRANSMITTED BY THIS MASTER BALLOT.

ITEM 1. CERTIFICATION OF AUTHORITY TO VOTE. The undersigned certifies that as of the January 6, 2004 record date, the undersigned (please check the applicable box):

      [ ] Is a broker, bank, or other nominee for the Beneficial Holders of the aggregate principal amount of the Security listed in Item 2 below, and is the registered holder of such securities, or

      [ ] Is acting under a power of attorney and/or agency (a copy of which will be provided upon request) granted by a broker, bank, or other nominee that is the registered holder of the aggregate principal amount of the Security listed in Item 2 below, or

      [ ] Has been granted a proxy (an original of which is attached hereto) from a broker, bank, or other nominee or a Beneficial Holder that is the registered holder of the aggregate principal amount of the Security listed in Item 2 below, and accordingly, has full power and authority to vote to accept or reject the Plan on behalf of the Beneficial Holders of the Security described in Item 2 below.

ITEM 2. UNSECURED CLAIMS BASED ON SECURITIES. The undersigned transmits the following votes of Beneficial Holders in respect of their Securities, and certifies that the following Beneficial Holders of the Securities, as identified by their respective customer account numbers set forth below, are Beneficial Holders of such securities as of the January 6, 2004 record date and have delivered to the undersigned, as Nominee, properly executed Ballots casting such votes. (Indicate


                               Exhibit C-3, page 2

[LETTER NUMBER CODE]                                      [SECURITY DESCRIPTION]
                                                                  CUSIP [______]
          in the appropriate column the aggregate principal amount voted for each account, or attach such information to this Master Ballot in the form of the following table. For purposes of this Master Ballot, accrued or unmatured interest should not be included. Please note:
          Each Beneficial Holder must vote all his, her, or its Security either to accept or reject the Plan, and may not split such vote.):

ANY EXECUTED BALLOT RECEIVED THAT DOES NOT INDICATE EITHER AN ACCEPTANCE OR REJECTION OF THE PLAN OR THAT INDICATES BOTH AN ACCEPTANCE AND A REJECTION OF THE PLAN WILL NOT BE COUNTED.

  YOUR CUSTOMER ACCOUNT
     NUMBER FOR EACH       PRINCIPAL AMOUNT OF           PRINCIPAL AMOUNT OF
  BENEFICIAL HOLDER OF       SECURITY VOTED               SECURITY VOTED TO
        SECURITY           TO ACCEPT THE PLAN              REJECT THE PLAN
        --------           ------------------             ---------------

 1.                       $                      OR     $
 2.                       $                      OR     $
 3.                       $                      OR     $
 4.                       $                      OR     $
 5.                       $                      OR     $
 6.                       $                      OR     $
 7.                       $                      OR     $
 8.                       $                      OR     $
 9.                       $                      OR     $
10.                       $                      OR     $
   TOTALS:                  $                              $




                               Exhibit C-3, page 3

[LETTER NUMBER CODE]                                      [SECURITY DESCRIPTION]
                                                                  CUSIP [______]

ITEM 3. CERTIFICATION AS TO TRANSCRIPTION OF INFORMATION FROM ITEM 3 AS TO OTHER SECURITIES CLAIMS VOTED BY BENEFICIAL HOLDERS. The undersigned certifies that the undersigned has transcribed in the following table the information, if any, provided by Beneficial Holders in Item 3 of the Securities Ballots for Enron Corp. or Enron North America Corp. General Unsecured Claims, identifying any other Securities for which such Beneficial Holders have submitted other Ballots:

          YOUR CUSTOMER                 OTHER SECURITY VOTED (TRANSCRIBE FROM ITEM 3 OF SECURITIES BALLOT)
          ACCOUNT NUMBER             -------------------------------------------------------------------------
             FOR EACH
        BENEFICIAL HOLDER                               NAME OF
          WHO COMPLETED                               REGISTERED          PRINCIPAL         TYPE OF OTHER
          ITEM 3 OF THE                                HOLDER OR       AMOUNT OF OTHER     SECURITIES CLAIM
        SECURITIES BALLOT.          ACCOUNT NUMBER     NOMINEE         SECURITY VOTED           VOTED
        ------------------          --------------     -------         --------------           -----

 1.                                                                        $
 2.                                                                        $
 3.                                                                        $
 4.                                                                        $
 5.                                                                        $
 6.                                                                        $
 7.                                                                        $
 8.                                                                        $
 9.                                                                        $
10.                                                                        $

                               Exhibit C-3, page 4

[LETTER NUMBER CODE]                                      [SECURITY DESCRIPTION]
                                                                  CUSIP [______]

ITEM 4. CERTIFICATION. By signing this Master Ballot. the undersigned certifies that each Beneficial Holder of Security listed in Item 2, above, has been provided with a copy of the Disclosure Statement, including the exhibits thereto, and acknowledges that the solicitation of votes to accept or reject the Plan is subject to all the terms and conditions set forth in the Disclosure Statement.

                        Name of Broker, Bank, or Other Nominee:


                        ----------------------------------------------
                                    (Print or Type)

                        Name of Proxy Holder or Agent for Broker,
                        Bank, or Other Nominee (if applicable):


                        ----------------------------------------------
                                    (Print or Type)

                        Social Security or Federal Tax I.D. No.:
                                                                ------
                                                        (If Applicable)

                        Signature:
                                  ------------------------------------

                        Print Name:
                                   -----------------------------------

                        Title:
                              ----------------------------------------
                                          (If Appropriate)

                        Street Address:
                                       -------------------------------
                        City, State, Zip Code:
                                              ------------------------

                        Telephone Number:  (        )
                                         -----------------------------

                        Date Completed:
                                       -------------------------------

THIS MASTER BALLOT MUST BE RECEIVED BY THE SOLICITATION AGENT BEFORE 5:00 P.M., NEW YORK CITY TIME, ON MARCH 24, 2004, OR THE VOTES
TRANSMITTED HEREBY WILL NOT BE COUNTED.

ANY EXECUTED BALLOT RETURNED TO YOU THAT DOES NOT INDICATE EITHER AN ACCEPTANCE OR REJECTION OF THE PLAN OR THAT INDICATES BOTH AN ACCEPTANCE AND A REJECTION OF THE PLAN WILL NOT BE COUNTED.

IF YOU HAVE ANY QUESTIONS REGARDING THIS MASTER BALLOT OR THE VOTING PROCEDURES, OR IF YOU NEED ADDITIONAL COPIES OF THE MASTER BALLOT, BALLOTS, DISCLOSURE STATEMENT, OR OTHER RELATED MATERIALS, PLEASE CALL THE SOLICITATION AGENT AT
(212) 750-5833.


                               Exhibit C-3, page 5

[LETTER NUMBER CODE]                                      [SECURITY DESCRIPTION]
                                                                  CUSIP [______]

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
---------------------------------------------- X
                                               :
IN RE                                          :     CHAPTER 11
                                               :
ENRON CORP., ET AL.,                           :     CASE NO. 01-16034 (AJG)
                                               :
                                               :     JOINTLY ADMINISTERED
                            DEBTORS.           :
---------------------------------------------- X

                    MASTER BALLOT FOR ACCEPTING OR REJECTING
       DEBTORS' FIFTH AMENDED JOINT CHAPTER 11 PLAN OF AFFILIATED DEBTORS
           PURSUANT TO CHAPTER 11 OF THE UNITED STATES BANKRUPTCY CODE

       MASTER BALLOT FOR VOTING SECURITY CLAIMS RELATED TO GUARANTY CLAIMS
                        (Claims of Holders of Securities)

THE VOTING DEADLINE BY WHICH YOUR MASTER BALLOT MUST BE RECEIVED BY THE SOLICITATION AGENT, INNISFREE M&A INCORPORATED (THE "SOLICITATION AGENT"), IS 5:00 P. M. NEW YORK CITY TIME ON MARCH 24, 2004 OR THE VOTES REPRESENTED BY YOUR BALLOT WILL NOT BE COUNTED.

The above-captioned debtors and debtors in possession (collectively, the "Debtors"), have filed the Debtors' Fifth Amended Joint Chapter 11 Plan of Affiliated Debtors Pursuant to Chapter 11 of the United States Bankruptcy Code, dated January 9, 2004 (the "Plan"). The Plan is attached as Exhibit 1 to the Debtors' Disclosure Statement for Fifth Amended Joint Plan of Affiliated Debtors Pursuant to Chapter 11 of the United States Bankruptcy Code, dated January 9, 2004 (the "Disclosure Statement"). The Bankruptcy Court has approved the Disclosure Statement, which provides information to assist creditors in deciding how to vote on the Plan. Bankruptcy Court approval of the Disclosure Statement does not indicate approval of the Plan by the Bankruptcy Court.

This Master Ballot is to be used by you, as a broker, bank, or other nominee (or as their proxy holder or agent) (each of the foregoing, a "Nominee"), for Beneficial Holders, as of January 6, 2004, of securities listed at the bottom of the page (each a "Security" and collectively the "Securities"). Before you transmit such votes, please carefully review the Disclosure Statement and the voting procedures set forth below. THIS MASTER BALLOT RELATES ONLY TO VOTES CAST FOR SECURITIES. BENEFICIAL HOLDERS OF SECURITIES WHO ALSO HOLD CLAIMS UNDER OTHER SECURITIES OR CREDIT FACILITIES SHOULD RECEIVE SEPARATE BALLOTS FOR VOTING THEIR CLAIMS.


                               Exhibit C-4, page 1


[LETTER NUMBER CODE]                                      [SECURITY DESCRIPTION]
                                                                  CUSIP [______]

This Ballot is not a letter of transmittal and may not be used for any purpose other than to transmit votes to accept or reject the Plan.

PLEASE READ AND FOLLOW THE ATTACHED INSTRUCTIONS CAREFULLY. COMPLETE, SIGN, AND DATE THIS MASTER BALLOT, AND RETURN IT SO THAT IT IS RECEIVED BY THE SOLICITATION AGENT BEFORE THE VOTING DEADLINE OF 5:00 P.M., NEW YORK CITY TIME, ON MARCH 24, 2004. IF THIS MASTER BALLOT IS NOT COMPLETED, SIGNED, AND RECEIVED ON OR BEFORE THE VOTING DEADLINE AND THE VOTING DEADLINE IS NOT EXTENDED, THE VOTES TRANSMITTED BY THIS MASTER BALLOT WILL NOT BE COUNTED.

YOU SHOULD REVIEW THE DISCLOSURE STATEMENT AND THE PLAN BEFORE YOU TRANSMIT VOTES. YOU OR THE BENEFICIAL HOLDERS OF SECURITIES FOR WHOM YOU ARE THE NOMINEE MAY WISH TO SEEK LEGAL ADVICE CONCERNING THE PLAN AND THE CLASSIFICATION AND TREATMENT OF THE SECURITY CLAIMS UNDER THE PLAN. SUCH CLAIMS HAVE BEEN PLACED IN CLASS _____ UNDER THE PLAN. HOLDERS OF MORE THAN ONE CLAIM AGAINST THE DEBTORS WILL RECEIVE A BALLOT FOR EACH CLAIM SUCH HOLDERS ARE ENTITLED TO VOTE, AND THE NOMINEES OF SUCH HOLDERS WILL RECEIVE A MASTER BALLOT FOR EACH CLAIM SUCH HOLDERS ARE ENTITLED TO VOTE.

IF THE PLAN IS CONFIRMED BY THE BANKRUPTCY COURT, IT WILL BE BINDING UPON YOU AND THE BENEFICIAL HOLDERS OF SECURITIES FOR WHOM YOU ARE THE NOMINEE, WHETHER OR NOT SUCH HOLDERS VOTE TO ACCEPT THE PLAN AND WHETHER OR NOT ANY VOTES TO ACCEPT OR REJECT THE PLAN ARE TRANSMITTED BY THIS MASTER BALLOT.

ITEM 1. CERTIFICATION OF AUTHORITY TO VOTE. The undersigned certifies that as of the January 6, 2004 record date, the undersigned (please check the applicable box):

      [ ] Is a broker, bank, or other nominee for the Beneficial Holders of the aggregate principal amount of the Security listed in Item 2 below, and is the registered holder of such securities, or

      [ ] Is acting under a power of attorney and/or agency (a copy of which will be provided upon request) granted by a broker, bank, or other nominee that is the registered holder of the aggregate principal amount of the Security listed in Item 2 below, or

      [ ] Has been granted a proxy (an original of which is attached hereto) from a broker, bank, or other nominee or a Beneficial Holder that is the registered holder of the aggregate principal amount of the Security listed in Item 2 below, and accordingly, has full power and authority to vote to accept or reject the Plan on behalf of the Beneficial Holders of the Security described in Item 2 below.

ITEM 2. GUARANTY CLAIMS. The undersigned transmits the following votes of Beneficial Holders in respect of their Securities, and certifies that the following Beneficial Holders of the Securities, as identified by their respective customer account numbers set forth below, are Beneficial Holders of such securities as of the January 6, 2004 record date and have delivered to the undersigned, as Nominee,


                               Exhibit C-4, page 2


[LETTER NUMBER CODE]                                      [SECURITY DESCRIPTION]
                                                                  CUSIP [______]
            properly executed Ballots casting such votes. (Indicate in the appropriate column the aggregate principal amount voted for each account, or attach such information to this Master Ballot in the form of the following table. For purposes of this Master Ballot, accrued or unmatured interest should not be included. Please note:
            Each Beneficial Holder must vote all his, her, or its Security either to accept or reject the Plan, and may not split such vote.):

ANY EXECUTED BALLOT RECEIVED THAT DOES NOT INDICATE EITHER AN ACCEPTANCE OR REJECTION OF THE PLAN OR THAT INDICATES BOTH AN ACCEPTANCE AND A REJECTION OF THE PLAN WILL NOT BE COUNTED.

     YOUR CUSTOMER ACCOUNT NUMBER FOR EACH
             BENEFICIAL HOLDER OF             PRINCIPAL AMOUNT OF SECURITY VOTED           PRINCIPAL AMOUNT OF SECURITY VOTED TO
                 SECURITY                           TO ACCEPT THE PLAN                              REJECT THE PLAN
                 --------                           ------------------                              ---------------
 1.                                         $                                      OR      $
 2.                                         $                                      OR      $
 3.                                         $                                      OR      $
 4.                                         $                                      OR      $
 5.                                         $                                      OR      $
 6.                                         $                                      OR      $
 7.                                         $                                      OR      $
 8.                                         $                                      OR      $
 9.                                         $                                      OR      $
10.                                         $                                      OR      $
    TOTALS:                                  $                                              $


                               Exhibit C-4, page 3


[LETTER NUMBER CODE]                                      [SECURITY DESCRIPTION]
                                                                  CUSIP [______]

ITEM 3. CERTIFICATION AS TO TRANSCRIPTION OF INFORMATION FROM ITEM 3 AS TO OTHER SECURITIES CLAIMS VOTED BY BENEFICIAL HOLDERS. The undersigned certifies that the undersigned has transcribed in the following table the information, if any, provided by Beneficial Holders in
            Item 3 of the Ballots for Enron Corp. Guaranty Claims, identifying any other Securities for which such Beneficial Holders have submitted other Ballots:

  YOUR CUSTOMER
 ACCOUNT NUMBER                                  OTHER SECURITY VOTED (TRANSCRIBE FROM ITEM 3 OF SECURITY BALLOT)
   FOR EACH                ---------------------------------------------------------------------------------------------------------
BENEFICIAL HOLDER                                       NAME OF
 WHO COMPLETED                                         REGISTERED             PRINCIPAL
 ITEM 3 OF THE                                         HOLDER OR           AMOUNT OF OTHER
 SECURITYBALLOT.           ACCOUNT NUMBER               NOMINEE             SECURITY VOTED      TYPE OF OTHER SECURITIES CLAIM VOTED
 ---------------           --------------               -------             --------------      ------------------------------------
1.                                                                         $
2.                                                                         $
3.                                                                         $
4.                                                                         $
5.                                                                         $
6.                                                                         $
7.                                                                         $
8.                                                                         $
9.                                                                         $
10.                                                                         $


                              Exhibit C-4, page 4


[LETTER NUMBER CODE]                                      [SECURITY DESCRIPTION]
                                                                  CUSIP [______]

ITEM 4. CERTIFICATION. By signing this Master Ballot. the undersigned certifies that each Beneficial Holder of Security listed in Item 2, above, has been provided with a copy of the Disclosure Statement, including the exhibits thereto, and acknowledges that the solicitation of votes to accept or reject the Plan is subject to all the terms and conditions set forth in the Disclosure Statement.

                        Name of Broker, Bank, or Other Nominee:


                        --------------------------------------------------------
                                           (Print or Type)

                        Name of Proxy Holder or Agent for Broker,
                        Bank, or Other Nominee (if applicable):


                        --------------------------------------------------------
                                           (Print or Type)

                        Social Security or Federal Tax I.D. No.:
                                                                ----------------
                                                                (If Applicable)

                        Signature:
                                  ----------------------------------------------

                        Print Name:
                                   ---------------------------------------------

                        Title:
                              --------------------------------------------------
                                             (If Appropriate)

                        Street Address:
                                       -----------------------------------------

                        City, State, Zip Code:
                                              ----------------------------------

                        Telephone Number:  (        )
                                         ---------------------------------------

                        Date Completed:
                                       -----------------------------------------

THIS MASTER BALLOT MUST BE RECEIVED BY THE SOLICITATION AGENT BEFORE 5:00 P.M., NEW YORK CITY TIME, ON MARCH 24, 2004, OR THE VOTES TRANSMITTED HEREBY WILL NOT BE COUNTED.

ANY EXECUTED BALLOT RETURNED TO YOU THAT DOES NOT INDICATE EITHER AN ACCEPTANCE OR REJECTION OF THE PLAN OR THAT INDICATES BOTH AN ACCEPTANCE AND A REJECTION OF THE PLAN WILL NOT BE COUNTED.

IF YOU HAVE ANY QUESTIONS REGARDING THIS MASTER BALLOT OR THE VOTING PROCEDURES, OR IF YOU NEED ADDITIONAL COPIES OF THE MASTER BALLOT, BALLOTS, DISCLOSURE STATEMENT, OR OTHER RELATED MATERIALS, PLEASE CALL THE SOLICITATION AGENT AT
(212) 750-5833.


                               Exhibit C-4, page 5


[LETTER NUMBER CODE]                                      [SECURITY DESCRIPTION]
                                                                  CUSIP [______]

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
---------------------------------------------- X
                                               :
IN RE                                          :     CHAPTER 11
                                               :
ENRON CORP., ET AL.,                           :     CASE NO. 01-16034 (AJG)
                                               :
                                               :     JOINTLY ADMINISTERED
                                    DEBTORS.   :
---------------------------------------------- X

   BALLOT FOR VOTING TRUST SECURITIES TO ACCEPT OR REJECT FIFTH AMENDED JOINT CHAPTER 11 PLAN OF AFFILIATED DEBTORS PURSUANT TO CHAPTER 11 OF THE BANKRUPTCY
                                      CODE

      BALLOT FOR VOTING TRUST SECURITY RELATED TO GENERAL UNSECURED CLAIMS
               (CLAIMS OF BENEFICIAL HOLDERS OF TRUST SECURITIES)

    THIS BALLOT MUST BE PREVALIDATED BY THE NOMINEE FOR DIRECT RETURN TO THE
                               SOLICITATION AGENT

The above-captioned debtors and debtors in possession (collectively, the "Debtors"), have filed the Debtors' Fifth Amended Joint Chapter 11 Plan of Affiliated Debtors Pursuant to Chapter 11 of the United States Bankruptcy Code, dated January 9, 2004 (the "Plan"). The Plan is attached as Exhibit 1 to the Debtors' Disclosure Statement for Fifth Amended Joint Plan of Affiliated Debtors Pursuant to Chapter 11 of the United States Bankruptcy Code, dated January 9, 2004 (the "Disclosure Statement"), which is contained in the CD-ROM accompanying this Ballot. The Bankruptcy Court has approved the Disclosure Statement, which provides information to assist creditors in deciding how to vote on the Plan. Bankruptcy Court approval of the Disclosure Statement does not indicate approval of the Plan by the Bankruptcy Court.

This Ballot is to be used by the Beneficial Holder of the Trust Securities listed at the bottom of this page.

                                    IMPORTANT

YOUR VOTE IS BEING SOLICITED BY YOUR FIDUCIARY IN ORDER TO DETERMINE WHETHER THE FIDUCIARY SHOULD VOTE TO ACCEPT OR REJECT THE PLAN ON BEHALF OF THE SECURITIES TRUST BASED UPON ITS GENERAL UNSECURED CLAIMS. YOUR VOTE PURSUANT TO THIS BALLOT DOES NOT COUNT AS A DIRECT VOTE TO ACCEPT OR REJECT THE PLAN, NOR DOES RECEIPT OF THIS BALLOT ENTITLE YOU TO A CLAIM AGAINST THE DEBTORS. RATHER YOUR VOTE WILL ONLY BE USED BY THE FIDUCIARY TO DETERMINE WHETHER THE SECURITIES TRUST SHOULD ACCEPT OR REJECT THE PLAN. THE DEBTORS' SOLICITATION AGENT, INNISFREE M&A INCORPORATED (THE "SOLICITATION AGENT"), (IF REQUESTED BY THE FIDUCIARY) WILL TABULATE THE VOTES OF ALL BENEFICIAL HOLDERS OF TRUST SECURITIES TO ACCEPT OR REJECT THE PLAN AND, IN ACCORDANCE WITH THE TERMS OF THE SECURITIES TRUST. THE FIDUCIARY, IN ACCORDANCE WITH THE FIDUCIARY'S DUTIES, WILL SUBMIT A BALLOT ON BEHALF OF THE SECURITIES TRUST TO ACCEPT OR REJECT THE PLAN.

YOU SHOULD REVIEW THE PLAN AND THE DISCLOSURE STATEMENT BEFORE YOU VOTE. YOU MAY WISH TO SEEK LEGAL ADVICE CONCERNING THE PLAN AND THE CLASSIFICATION AND TREATMENT OF THE SECURITIES TRUST'S CLAIM UNDER THE PLAN. IF YOU PERSONALLY HOLD CLAIMS IN ANY CLASS UNDER THE PLAN AS A CREDITOR OF THE DEBTORS, YOU WILL RECEIVE A SEPARATE BALLOT FOR EACH CLASS IN WHICH YOU ARE ENTITLED TO VOTE AND MUST COMPLETE A SEPARATE BALLOT FOR EACH CLASS OF CLAIMS.

YOUR VOTE MUST BE ACTUALLY RECEIVED BY THE SOLICITATION AGENT BY NOON (NEW YORK CITY TIME) ON MARCH 15, 2004 in order for your vote to be tabulated and forwarded to the


                               Exhibit C-5, page 1

Fiduciary in time for the Fiduciary to cast its Ballot on behalf of the entire Trust by the Voting Deadline of March 24, 2004.

BALLOTS WILL NOT BE ACCEPTED BY FACSIMILE OR ELECTRONIC MAIL TRANSMISSION.

IF THE PLAN IS CONFIRMED BY THE BANKRUPTCY COURT, IT WILL BE BINDING ON THE SECURITIES TRUST WHETHER OR NOT (I) YOU VOTE FOR THE SECURITIES TRUST TO ACCEPT THE PLAN OR (II) THE SECURITIES TRUST VOTES TO ACCEPT THE PLAN.

This Ballot is not a letter of transmittal and may not be used for any purpose other than to cast votes to have the Securities Trust accept or reject the Plan.

                                  HOW TO VOTE:

COMPLETE ITEM 1 AND ITEM 2, UNLESS ITEM 1 HAS ALREADY BEEN COMPLETED BY YOUR NOMINEE.

COMPLETE ITEM 3, IF APPLICABLE.

REVIEW THE CERTIFICATIONS CONTAINED IN ITEM 4.

SIGN THE BALLOT.

RETURN THE BALLOT TO THE SOLICITATION AGENT IN THE ENVELOPE PROVIDED OR AT THE FOLLOWING ADDRESS: Innisfree M&A Incorporated, 501 Madison Avenue, 20th Floor, New York, NY 10022, Attn: Enron Ballot Team.

YOU MUST VOTE THE FULL AMOUNT OF YOUR CLAIMS FOR THE SECURITIES TRUST TO EITHER ACCEPT OR TO REJECT THE PLAN AND YOU MAY NOT SPLIT YOUR VOTE.

ANY EXECUTED BALLOT RECEIVED THAT (A) DOES NOT INDICATE EITHER AN ACCEPTANCE OR REJECTION OF THE PLAN, OR (B) THAT INDICATES BOTH AN ACCEPTANCE AND A REJECTION OF THE PLAN, WILL NOT BE COUNTED BY THE FIDUCIARY TO DETERMINE HOW THE SECURITIES TRUST SHOULD VOTE ON THE PLAN.

ITEM 1. AMOUNT OF TRUST SECURITY CLAIMS VOTED. The undersigned certifies that as of January 6, 2004, the undersigned was either the beneficial owner, or the nominee of the beneficial owner, of the Trust Security in the following aggregate unpaid principal amount [insert amount in the box below]. If your Trust Security is held by a nominee on your behalf and you do not know the amount, please contact your nominee immediately. [For purposes of this Ballot, it is not necessary and you should not adjust the principal amount for any accrued or unmatured interest.]

                         -----------------------------

                         -----------------------------

ITEM 2. VOTE. The holder of the Trust Security identified in Item 1 votes to have the Securities Trust accept or reject the Plan as follows:

                  [ ]   I vote for the Securities Trust to ACCEPT the Plan. OR

                  [ ]   I vote for the Securities Trust to REJECT the Plan.


                               Exhibit C-5, page 2

[ITEM _. VOLUNTARY ELECTION TO RECEIVE ADDITIONAL CASH DISTRIBUTIONS IN LIEU OF
      PARTIAL PLAN SECURITIES. By checking the box below, the Beneficial Holder of the General Unsecured Claim identified in Item __ elects to have its Fiduciary receive in accordance with section 7.3 of the Plan its Pro Rata Share of One Hundred Twenty Five Million Dollars ($125,000,000) in lieu of all or a portion of the Plan Securities to which such Beneficial Holder is otherwise entitled to receive on account of the Fiduciary's Allowed General Unsecured Claim indicated above.

            [ ] I Vote To Have My Fiduciary to Elect Additional Cash Distribution In Lieu of Partial Plan Securities.]


                               Exhibit C-5, page 3

ITEM 3.     CERTIFICATION.

      Prevalidation by bank, brokerage firm or other nominee: Complete details in Item 1, including account number, or affix label containing such information, and sign Item 3A below.

      Beneficial holder is to complete the rest of this Ballot (Item 2 and Item 3, if applicable), SIGN THE BALLOT in Item 3B below and return it to the Solicitation Agent by Noon (New York City Time) on March 15, 2004.

ITEM 3A.    SIGNATURE OF NOMINEE:

                              Name of Broker, Bank or other Nominee:


                              --------------------------------------------------
                                              (Print or Type)

                              Name of Proxy Holder or Agent for
                              Broker, Bank or other Nominee (if
                              applicable):

                              --------------------------------------------------
                                              (Print or Type)

                              Social Security or Federal Tax ID. No.:
                                                                     -----------
                                                                      (Optional)
                              Signature:
                                        ----------------------------------------

                              Print Name:
                                         ---------------------------------------

                              Title:
                                    --------------------------------------------
                                                   (If Appropriate)

                              Street Address:
                                             -----------------------------------

                              City, State, Zip Code:
                                                    ----------------------------

                              Telephone Number  (       )
                                              ----------------------------------

                              Date Completed:
                                             -----------------------------------

Date Completed:
                -------------

ITEM 3B.    CERTIFICATION AND SIGNATURE OF BENEFICIAL HOLDER:

      By returning this Ballot, the beneficial owner, or authorized representative of such beneficial owner, of the Trust Security identified in Item 1 certifies that (a) it has full power and authority to vote for the Securities Trust to accept or reject the Plan with respect to the Trust Security identified in Item 1, (b) it was the beneficial owner of the Trust Security identified in Item 1 on January 6, 2004, (c) all Ballots to vote claims submitted by the beneficial owner indicate the same vote to accept or reject the Plan, and (d) it has received a CD-ROM containing a copy of the Disclosure Statement (including the exhibits thereto) and understands that the solicitation of votes for the Plan is subject to all the terms and conditions set forth in the Disclosure Statement.

                              Name of Holder:
                              --------------------------------------------------
                                               (Print or Type)

                              Social Security or Federal Tax ID. No.:
                                                                     -----------
                                                                      (Optional)
                              Signature:
                                        ----------------------------------------


                               Exhibit C-5, page 4

                              Print Name:
                                         ---------------------------------------

                              Title:
                                    --------------------------------------------
                                                 (If Appropriate)

                              Street Address:
                                             -----------------------------------

                              City, State, Zip Code:
                                                    ----------------------------

                              Telephone Number  (       )
                                              ----------------------------------

                              Date Completed:
                                             -----------------------------------

This Ballot will not constitute or be deemed a proof of claim or equity interest, an assertion of a claim or equity interest, or the allowance of a claim or equity interest. Nor does the information set forth on this Ballot constitute an admission by the Debtors as to the extent, validity or priority of the Securities Trust's claim related to the vote herein.

YOUR VOTE MUST BE ACTUALLY RECEIVED BY THE SOLICITATION AGENT BY NOON (NEW YORK CITY TIME) ON MARCH 15, 2004 in order for your vote to be tabulated and forwarded to the Fiduciary in time for the Fiduciary to cast its Ballot on behalf of the entire Trust by the Voting Deadline of March 24, 2004.

IF YOU HAVE ANY QUESTIONS REGARDING THIS BALLOT OR THE VOTING PROCEDURES, OR IF YOU NEED A BALLOT OR CD-ROM CONTAINING THE DISCLOSURE STATEMENT OR OTHER ENCLOSED MATERIALS, PLEASE CALL THE SOLICITATION AGENT AT (877) 825-8906 (TOLL
FREE). IF OBTAINING A COPY OF THE PLAN AND DISCLOSURE STATEMENT VIA CD-ROM OR THE INTERNET IMPOSES A HARDSHIP, YOU MAY SUBMIT A CERTIFICATION OF HARDSHIP EXPLAINING THE REASONS WHY A PAPER COPY OF THE PLAN AND DISCLOSURE STATEMENT SHOULD BE PROVIDED BY THE DEBTORS. IF THE DEBTORS DETERMINE THAT A HARDSHIP EXISTS, THE DEBTORS WILL PROVIDE YOU WITH A PAPER COPY OF THE PLAN AND DISCLOSURE STATEMENT AT THE DEBTORS' COST WITHIN FIVE (5) BUSINESS DAYS. IF THE DEBTORS DETERMINE THAT THERE IS INSUFFICIENT INFORMATION TO ESTABLISH THE EXISTENCE OF A HARDSHIP, THE DEBTORS WILL CONSULT WITH THE CREDITORS' COMMITTEE PRIOR TO MAKING A FINAL DETERMINATION TO DENY A REQUEST.


                               Exhibit C-5, page 5

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

----------------------------------------------------X
                                                    :
IN RE                                               : CHAPTER 11
                                                    :
ENRON CORP., ET AL.,                                : CASE NO. 01-16034 (AJG)
                                                    :
                                                    : JOINTLY ADMINISTERED
                     DEBTORS.                       :
----------------------------------------------------X

         BALLOT FOR VOTING TRUST SECURITIES TO ACCEPT OR REJECT AMENDED
      JOINT CHAPTER 11 PLAN OF AFFILIATED DEBTORS PURSUANT TO CHAPTER 11 OF
                               THE BANKRUPTCY CODE

           BALLOT FOR VOTING TRUST SECURITY RELATED TO GUARANTY CLAIMS
               (CLAIMS OF BENEFICIAL HOLDERS OF TRUST SECURITIES)

    THIS BALLOT MUST BE PREVALIDATED BY THE NOMINEE FOR DIRECT RETURN TO THE
                               SOLICITATION AGENT

The above-captioned debtors and debtors in possession (collectively, the "Debtors"), have filed the Debtors' Fifth Amended Joint Chapter 11 Plan of Affiliated Debtors Pursuant to Chapter 11 of the United States Bankruptcy Code, dated January 9, 2004 (the "Plan"). The Plan is attached as Exhibit 1 to the Debtors' Disclosure Statement for Fifth Amended Joint Plan of Affiliated Debtors Pursuant to Chapter 11 of the United States Bankruptcy Code, dated January 9, 2004 (the "Disclosure Statement"), which is contained in the CD-ROM accompanying this Ballot. The Bankruptcy Court has approved the Disclosure Statement, which provides information to assist creditors in deciding how to vote on the Plan. Bankruptcy Court approval of the Disclosure Statement does not indicate approval of the Plan by the Bankruptcy Court.

This Ballot is to be used by the Beneficial Holder of the Trust Securities listed at the bottom of this page.

                                    IMPORTANT

YOUR VOTE IS BEING SOLICITED BY YOUR FIDUCIARY IN ORDER TO DETERMINE WHETHER THE FIDUCIARY SHOULD VOTE TO ACCEPT OR REJECT THE PLAN ON BEHALF OF THE SECURITIES TRUST BASED UPON ITS GUARANTY CLAIMS. YOUR VOTE PURSUANT TO THIS BALLOT DOES NOT COUNT AS A DIRECT VOTE TO ACCEPT OR REJECT THE PLAN, NOR DOES RECEIPT OF THIS BALLOT ENTITLE YOU TO A CLAIM AGAINST THE DEBTORS. RATHER YOUR VOTE WILL ONLY BE USED BY THE FIDUCIARY TO DETERMINE WHETHER THE SECURITIES TRUST SHOULD ACCEPT OR REJECT THE PLAN. THE DEBTORS' SOLICITATION AGENT, INNISFREE M&A INCORPORATED (THE "SOLICITATION AGENT"), (IF REQUESTED BY THE FIDUCIARY) WILL TABULATE THE VOTES OF ALL BENEFICIAL HOLDERS OF TRUST SECURITIES TO ACCEPT OR REJECT THE PLAN AND, IN ACCORDANCE WITH THE TERMS OF THE SECURITIES TRUST. THE FIDUCIARY, IN ACCORDANCE WITH THE FIDUCIARY'S DUTIES, WILL SUBMIT A BALLOT ON BEHALF OF THE SECURITIES TRUST TO ACCEPT OR REJECT THE PLAN.

YOU SHOULD REVIEW THE PLAN AND THE DISCLOSURE STATEMENT BEFORE YOU VOTE. YOU MAY WISH TO SEEK LEGAL ADVICE CONCERNING THE PLAN AND THE CLASSIFICATION AND TREATMENT OF THE SECURITIES TRUST'S CLAIM UNDER THE PLAN. IF YOU PERSONALLY HOLD CLAIMS IN ANY CLASS UNDER THE PLAN AS A CREDITOR OF THE DEBTORS, YOU WILL RECEIVE A SEPARATE BALLOT FOR EACH CLASS IN WHICH YOU ARE ENTITLED TO VOTE AND MUST COMPLETE A SEPARATE BALLOT FOR EACH CLASS OF CLAIMS.

YOUR VOTE MUST BE ACTUALLY RECEIVED BY THE SOLICITATION AGENT BY NOON (NEW YORK CITY TIME) ON MARCH 15, 2004 in order for your vote to be tabulated and forwarded to the

                              Exhibit C-6, page 1

Fiduciary in time for the Fiduciary to cast its Ballot on behalf of the entire Trust by the Voting Deadline of March 24, 2004.

BALLOTS WILL NOT BE ACCEPTED BY FACSIMILE OR ELECTRONIC MAIL TRANSMISSION.

IF THE PLAN IS CONFIRMED BY THE BANKRUPTCY COURT, IT WILL BE BINDING ON THE SECURITIES TRUST WHETHER OR NOT (i) YOU VOTE FOR THE SECURITIES TRUST TO ACCEPT THE PLAN OR (ii) THE SECURITIES TRUST VOTES TO ACCEPT THE PLAN.

This Ballot is not a letter of transmittal and may not be used for any purpose other than to cast votes to have the Securities Trust accept or reject the Plan.

                                  HOW TO VOTE:

COMPLETE ITEM 1 AND ITEM 2, UNLESS ITEM 1 HAS ALREADY BEEN COMPLETED BY YOUR NOMINEE.

COMPLETE ITEM 3, IF APPLICABLE.

REVIEW THE CERTIFICATIONS CONTAINED IN ITEM 4.

SIGN THE BALLOT.

RETURN THE BALLOT TO THE SOLICITATION AGENT IN THE ENVELOPE PROVIDED OR AT THE FOLLOWING ADDRESS: Innisfree M&A Incorporated, 501 Madison Avenue, 20th Floor, New York, NY 10022, Attn: Enron Ballot Team.

YOU MUST VOTE THE FULL AMOUNT OF YOUR CLAIMS FOR THE SECURITIES TRUST TO EITHER ACCEPT OR TO REJECT THE PLAN AND YOU MAY NOT SPLIT YOUR VOTE.

ANY EXECUTED BALLOT RECEIVED THAT (A) DOES NOT INDICATE EITHER AN ACCEPTANCE OR REJECTION OF THE PLAN, OR (B) THAT INDICATES BOTH AN ACCEPTANCE AND A REJECTION OF THE PLAN, WILL NOT BE COUNTED BY THE FIDUCIARY TO DETERMINE HOW THE SECURITIES TRUST SHOULD VOTE ON THE PLAN.

ITEM 1. AMOUNT OF TRUST SECURITY CLAIMS VOTED. The undersigned certifies that as of January 6, 2004, the undersigned was either the beneficial owner, or the nominee of the beneficial owner, of the Trust Security in the following aggregate unpaid principal amount [insert amount in the box below]. If your Trust Security is held by a nominee on your behalf and you do not know the amount, please contact your nominee immediately. [For purposes of this Ballot, it is not necessary and you should not adjust the principal amount for any accrued or unmatured interest.]

                         -----------------------------

                         -----------------------------

                               Exhibit C-6, page 2

ITEM 2. VOTE. The holder of the Trust Security identified in Item 1 votes to have the Securities Trust accept or reject the Plan as follows:

           [ ]  I vote for the Securities Trust to ACCEPT the Plan.   OR

           [ ]  I vote for the Securities Trust to REJECT the Plan.

ITEM 3. CERTIFICATION.

        Prevalidation by bank, brokerage firm or other nominee: Complete details in Item 1, including account number, or affix label containing such information, and sign Item 3A below.

        Beneficial holder is to complete the rest of this Ballot (Item 2 and Item 3, if applicable), SIGN THE BALLOT in Item 3B below and return it to the Solicitation Agent by Noon (New York City Time) on March 15, 2004.

ITEM 3A. SIGNATURE OF NOMINEE:

                            Name of Broker, Bank or other Nominee:

                            ----------------------------------------------------
                                                     (Print or Type)

                            Name of Proxy Holder or Agent for Broker, Bank or other Nominee (if applicable):

                            ----------------------------------------------------
                                                 (Print or Type)

                            Social Security or Federal Tax ID. No.:
                                                                   -------------
                                                                      (Optional)
                            Signature:
                                      ------------------------------------------

                            Print Name:
                                       -----------------------------------------

                            Title:
                                  ----------------------------------------------
                                                     (If Appropriate)

                            Street Address:
                                            ------------------------------------

                            City, State, Zip Code:
                                                  ------------------------------

                            Telephone Number  (       )
                                              ----------------------------------

                            Date Completed:
                                           -------------------------------------

Date Completed:
               ------------

                               Exhibit C-6, page 3

ITEM 3B. CERTIFICATION AND SIGNATURE OF BENEFICIAL HOLDER:

         By returning this Ballot, the beneficial owner, or authorized representative of such beneficial owner, of the Trust Security identified in Item 1 certifies that (a) it has full power and authority to vote for the Securities Trust to accept or reject the Plan with respect to the Trust Security identified in Item 1, (b) it was the beneficial owner of the Trust Security identified in Item 1 on January 6, 2004, (c) all Ballots to vote claims submitted by the beneficial owner indicate the same vote to accept or reject the Plan, and (d) it has received a CD-ROM containing a copy of the Disclosure Statement (including the exhibits thereto) and understands that the solicitation of votes for the Plan is subject to all the terms and conditions set forth in the Disclosure Statement.

                         Name of Holder:
                                        --------------------------------------
                                                  (Print or Type)

                         Social Security or Federal Tax ID. No.:
                                                                --------------
                                                                   (Optional)
                         Signature:
                                   -------------------------------------------

                         Print Name:
                                    ------------------------------------------

                         Title:
                               -----------------------------------------------
                                                  (If Appropriate)

                         Street Address:
                                         -------------------------------------

                         City, State, Zip Code:
                                               -------------------------------

                         Telephone Number  (       )
                                           -----------------------------------

                         Date Completed:
                                        --------------------------------------


This Ballot will not constitute or be deemed a proof of claim or equity interest, an assertion of a claim or equity interest, or the allowance of a claim or equity interest. Nor does the information set forth on this Ballot constitute an admission by the Debtors as to the extent, validity or priority of the Securities Trust's claim related to the vote herein.

YOUR VOTE MUST BE ACTUALLY RECEIVED BY THE SOLICITATION AGENT BY NOON (NEW YORK CITY TIME) ON MARCH 15, 2004 in order for your vote to be tabulated and forwarded to the Fiduciary in time for the Fiduciary to cast its Ballot on behalf of the entire Trust by the Voting Deadline of March 24, 2004.

IF YOU HAVE ANY QUESTIONS REGARDING THIS BALLOT OR THE VOTING PROCEDURES, OR IF YOU NEED A BALLOT OR CD-ROM CONTAINING THE DISCLOSURE STATEMENT OR OTHER ENCLOSED MATERIALS, PLEASE CALL THE SOLICITATION AGENT AT (877) 825-8906 (TOLL
FREE). IF OBTAINING A COPY OF THE PLAN AND DISCLOSURE STATEMENT VIA CD-ROM OR THE INTERNET IMPOSES A HARDSHIP, YOU MAY SUBMIT A CERTIFICATION OF HARDSHIP EXPLAINING THE REASONS WHY A PAPER COPY OF THE PLAN AND DISCLOSURE STATEMENT SHOULD BE PROVIDED BY THE DEBTORS. IF THE DEBTORS DETERMINE THAT A HARDSHIP EXISTS, THE DEBTORS WILL PROVIDE YOU WITH A PAPER COPY OF THE PLAN AND DISCLOSURE STATEMENT AT THE DEBTORS' COST WITHIN FIVE (5) BUSINESS DAYS. IF THE DEBTORS DETERMINE THAT THERE IS INSUFFICIENT INFORMATION TO ESTABLISH THE EXISTENCE OF A HARDSHIP, THE DEBTORS WILL CONSULT WITH THE CREDITORS' COMMITTEE PRIOR TO MAKING A FINAL DETERMINATION TO DENY A REQUEST.

                               Exhibit C-6, page 4

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

--------------------------------------------------- X
                                                    :
IN RE                                               :  CHAPTER 11
                                                    :
ENRON CORP., ET AL.,                                :  CASE NO. 01-16034 (AJG)
                                                    :
                                                    :  JOINTLY ADMINISTERED
                     DEBTORS.                       :
--------------------------------------------------- X

          BALLOT FOR ACCEPTING OR REJECTING FIFTH AMENDED JOINT PLAN OF AFFILIATED DEBTORS PURSUANT TO CHAPTER 11 OF THE BANKRUPTCY CODE

      FIDUCIARY BALLOT FOR VOTING GENERAL UNSECURED CLAIMS RELATED TO [___]
                       (General Unsecured Claims By ____)

The above-captioned debtors and debtors in possession (collectively, the "Debtors"), have filed the Fifth Amended Joint Plan of Affiliated Debtors Pursuant to Chapter 11 of the Bankruptcy Code, dated January 9, 2004 (the "Plan"). The Plan is attached as Exhibit 1 to the Debtors' Disclosure Statement for Fifth Amended Joint Plan of Affiliated Debtors Pursuant to Chapter 11 of the United States Bankruptcy Code, dated January 9, 2004 (the "Disclosure Statement"), which is contained in the CD-ROM accompanying this Ballot. As the Fiduciary for the Trust listed at the bottom of this page, please use this Ballot to cast the Trust's vote to accept or reject the Plan. The Bankruptcy Court has approved the Disclosure Statement, which provides information to assist you in deciding how to vote on the Plan. Bankruptcy Court approval of the Disclosure Statement does not indicate approval of the Plan by the Bankruptcy Court. If you do not have a CD-ROM containing the Plan and Disclosure Statement, you may obtain a CD-ROM by contacting the Debtors' solicitation agent, Innisfree M&A Incorporated (the "Solicitation Agent"), at (877) 825-8906 (Toll Free).

                                    IMPORTANT

YOU SHOULD REVIEW THE PLAN AND THE DISCLOSURE STATEMENT BEFORE YOU VOTE. YOU MAY WISH TO SEEK LEGAL ADVICE CONCERNING THE PLAN AND THE CLASSIFICATION AND TREATMENT OF YOUR CLAIM UNDER THE PLAN. ITEM 4 OF THIS BALLOT INDICATES (1) THE CLASS RELATED TO YOUR GENERAL UNSECURED CLAIM COVERED BY THIS BALLOT, (2) THE DOLLAR AMOUNT OF SUCH CLAIM, AND (3) THE DEBTOR RELATED TO SUCH CLASS. IF YOU HOLD CLAIMS IN MORE THAN ONE CLASS UNDER THE PLAN, YOU WILL RECEIVE A BALLOT FOR EACH CLASS IN WHICH YOU ARE ENTITLED TO VOTE AND MUST COMPLETE A SEPARATE BALLOT FOR EACH CLASS OF CLAIMS.

VOTING DEADLINE: 5:00 P. M. NEW YORK CITY TIME ON MARCH 24, 2004.

IF YOUR BALLOT IS NOT RECEIVED BY THE DEBTORS' SOLICITATION AGENT ON OR BEFORE THE VOTING DEADLINE AND SUCH DEADLINE IS NOT EXTENDED BY THE DEBTOR, YOUR VOTE WILL NOT COUNT AS EITHER AN ACCEPTANCE OR REJECTION OF THE PLAN.

BALLOTS WILL NOT BE ACCEPTED BY FACSIMILE OR ELECTRONIC MAIL TRANSMISSION.

IF THE PLAN IS CONFIRMED BY THE BANKRUPTCY COURT, IT WILL BE BINDING ON YOU WHETHER OR NOT YOU VOTE TO ACCEPT THE PLAN.

This Ballot is not a letter of transmittal and may not be used for any purpose other than to cast votes to accept or reject the Plan and/or to elect convenience claim treatment of your claim(s).

                               Exhibit C-7, page 1

   HOW TO VOTE (AS MORE FULLY SET FORTH IN THE ATTACHED VOTING INSTRUCTIONS):

COMPLETE ITEM 2.

REVIEW THE CERTIFICATIONS CONTAINED IN ITEM 3.

SIGN THE BALLOT.

RETURN THE BALLOT IN THE PRE-ADDRESSED POSTAGE-PAID ENVELOPE (SO THAT IT IS RECEIVED BEFORE THE VOTING DEADLINE).

YOU MUST VOTE THE FULL AMOUNT OF ALL GENERAL UNSECURED CLAIMS COVERED BY THIS BALLOT EITHER TO ACCEPT OR TO REJECT THE PLAN AND MAY NOT SPLIT YOUR VOTE.

ANY EXECUTED BALLOT RECEIVED THAT (A) DOES NOT INDICATE EITHER AN ACCEPTANCE OR REJECTION OF THE PLAN, OR (B) THAT INDICATES BOTH AN ACCEPTANCE AND A REJECTION OF THE PLAN, WILL NOT BE COUNTED.

ITEM 1. Amount of Claims Voted. You are entitled to vote the claim set forth in Item 4. The Debtors reserve the right to object to such claim for purposes of distribution under the Plan.

ITEM 2. VOTE. The holder of the General Unsecured Claim identified in Item 4 votes as follows (check one box only -- if you do not check a box, or if you check both boxes, your vote will not be counted):

          [ ]     to ACCEPT the Plan.      OR      [ ]     to REJECT the Plan.

[ITEM _. VOLUNTARY ELECTION TO RECEIVE ADDITIONAL CASH DISTRIBUTIONS IN LIEU
         OF PARTIAL PLAN SECURITIES. By checking the box below, the holder of the General Unsecured Claim identified in Item __ elects to receive in accordance with section 7.3 of the Plan its Pro Rata Share of One Hundred Twenty Five Million Dollars ($125,000,000) in lieu of all or a portion of the Plan Securities to which such holder is otherwise entitled to receive on account of its Allowed General Unsecured Claim indicated above.

         [ ] I Elect Additional Cash Distribution In Lieu of Partial Plan
             Securities.]

                               Exhibit C-7, page 2

ITEM 3. CERTIFICATION. By returning this Ballot, the Fiduciary, or the authorized representative of such Fiduciary, as the Fiduciary for the holders of the General Unsecured Claim identified in Item 4 certifies that: (a) this Ballot is the only Ballot submitted for its General Unsecured Claim as identified in Item 4; (b) it has full power and authority to vote to accept or reject the Plan and to elect treatment with respect to the General Unsecured Claim identified in Item 4; (c) it was the holder of the General Unsecured Claim identified in Item 4 as of January 6, 2004; and (d) it has received a CD-ROM containing the Disclosure Statement (including the exhibits thereto) and understands that the solicitation of votes for the Plan are subject to all the terms and conditions set forth in the Disclosure Statement and Plan.

                          Name of Trust :
                                         --------------------------------------
                                                   (Print or Type)


                          Name of Fiduciary:
                                            -----------------------------------
                                                   (Print or Type)


                          Social Security or Federal Tax ID. No.:
                                                                 --------------
                                                                    (Optional)
                          Signature:
                                    -------------------------------------------

                          Print Name:
                                     ------------------------------------------

                          Title:
                                -----------------------------------------------
                                                   (If Appropriate)

                          Street Address:
                                          -------------------------------------

                          City, State, Zip Code:
                                                -------------------------------

                          Telephone Number  (       )
                                            -----------------------------------

                          Date Completed:
                                         --------------------------------------

[INSERT FROM INNISFREE SETTING FORTH CLAIM AMOUNT AND PLAN CLASS  -- ITEM 4]

This Ballot will not constitute or be deemed a proof of claim or equity interest, an assertion of a claim or equity interest, or the allowance of a claim or equity interest. Nor does the information set forth on this Ballot constitute an admission by the Debtors as to the extent, validity or priority of the claim voted herein.

YOUR VOTE MUST BE FORWARDED IN AMPLE TIME FOR YOUR VOTE TO BE RECEIVED BY THE SOLICITATION AGENT BY 5:00 P.M., NEW YORK CITY TIME, ON MARCH 24, 2004, OR YOUR VOTE WILL NOT BE COUNTED.

IF YOU HAVE ANY QUESTIONS REGARDING THIS BALLOT OR THE VOTING PROCEDURES, OR IF YOU NEED A BALLOT OR CD-ROM CONTAINING THE DISCLOSURE STATEMENT OR OTHER ENCLOSED MATERIALS, PLEASE CALL THE SOLICITATION AGENT AT (877) 825-8906 (TOLL
FREE). IF OBTAINING A COPY OF THE PLAN AND DISCLOSURE STATEMENT VIA CD-ROM OR THE INTERNET IMPOSES A HARDSHIP, YOU MAY SUBMIT A CERTIFICATION OF HARDSHIP EXPLAINING THE REASONS WHY A PAPER COPY OF THE PLAN AND DISCLOSURE STATEMENT SHOULD BE PROVIDED BY THE DEBTORS. IF THE DEBTORS DETERMINE THAT A HARDSHIP EXISTS, THE DEBTORS WILL PROVIDE YOU WITH A PAPER COPY OF THE PLAN AND DISCLOSURE STATEMENT AT THE DEBTORS' COST WITHIN FIVE (5) BUSINESS DAYS. IF THE DEBTORS DETERMINE THAT THERE IS INSUFFICIENT INFORMATION TO ESTABLISH THE EXISTENCE OF A HARDSHIP, THE DEBTORS WILL CONSULT WITH THE CREDITORS' COMMITTEE PRIOR TO MAKING A FINAL DETERMINATION TO DENY A REQUEST.

                               Exhibit C-7, page 3

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

---------------------------------------------------- X
                                                     :
IN RE                                                :  CHAPTER 11
                                                     :
ENRON CORP., ET AL.,                                 :  CASE NO. 01-16034 (AJG)
                                                     :
                                                     :  JOINTLY ADMINISTERED
                      DEBTORS.                       :
---------------------------------------------------- X

          BALLOT FOR ACCEPTING OR REJECTING FIFTH AMENDED JOINT PLAN OF AFFILIATED DEBTORS PURSUANT TO CHAPTER 11 OF THE BANKRUPTCY CODE

          FIDUCIARY BALLOT FOR VOTING GUARANTY CLAIMS RELATED TO [___]
                            (Guaranty Claims By ____)

The above-captioned debtors and debtors in possession (collectively, the "Debtors"), have filed the Fifth Amended Joint Plan of Affiliated Debtors Pursuant to Chapter 11 of the Bankruptcy Code, dated January 9, 2004 (the "Plan"). The Plan is attached as Exhibit 1 to the Debtors' Disclosure Statement for Fifth Amended Joint Plan of Affiliated Debtors Pursuant to Chapter 11 of the United States Bankruptcy Code, dated January 9, 2004 (the "Disclosure Statement"), which is contained in the CD-ROM accompanying this Ballot. As the Fiduciary for the Trust listed at the bottom of this page, please use this Ballot to cast the Trust's vote to accept or reject the Plan. The Bankruptcy Court has approved the Disclosure Statement, which provides information to assist you in deciding how to vote on the Plan. Bankruptcy Court approval of the Disclosure Statement does not indicate approval of the Plan by the Bankruptcy Court. If you do not have a CD-ROM containing the Plan and Disclosure Statement, you may obtain a CD-ROM by contacting the Debtors' solicitation agent, Innisfree M&A Incorporated (the "Solicitation Agent"), at (877) 825-8906 (Toll Free).

                                    IMPORTANT

YOU SHOULD REVIEW THE PLAN AND THE DISCLOSURE STATEMENT BEFORE YOU VOTE. YOU MAY WISH TO SEEK LEGAL ADVICE CONCERNING THE PLAN AND THE CLASSIFICATION AND TREATMENT OF YOUR CLAIM UNDER THE PLAN. ITEM 4 OF THIS BALLOT INDICATES (1) THE CLASS RELATED TO YOUR GUARANTY CLAIM COVERED BY THIS BALLOT, (2) THE DOLLAR AMOUNT OF SUCH CLAIM, AND (3) THE DEBTOR RELATED TO SUCH CLASS. IF YOU HOLD CLAIMS IN MORE THAN ONE CLASS UNDER THE PLAN, YOU WILL RECEIVE A BALLOT FOR EACH CLASS IN WHICH YOU ARE ENTITLED TO VOTE AND MUST COMPLETE A SEPARATE BALLOT FOR EACH CLASS OF CLAIMS.

VOTING DEADLINE: 5:00 P. M. NEW YORK CITY TIME ON MARCH 24, 2004.

IF YOUR BALLOT IS NOT RECEIVED BY THE DEBTORS' SOLICITATION AGENT ON OR BEFORE THE VOTING DEADLINE AND SUCH DEADLINE IS NOT EXTENDED BY THE DEBTOR, YOUR VOTE WILL NOT COUNT AS EITHER AN ACCEPTANCE OR REJECTION OF THE PLAN.

BALLOTS WILL NOT BE ACCEPTED BY FACSIMILE OR ELECTRONIC MAIL TRANSMISSION.

IF THE PLAN IS CONFIRMED BY THE BANKRUPTCY COURT, IT WILL BE BINDING ON YOU WHETHER OR NOT YOU VOTE TO ACCEPT THE PLAN.

This Ballot is not a letter of transmittal and may not be used for any purpose other than to cast votes to accept or reject the Plan and/or to elect convenience claim treatment of your claim(s).

                               Exhibit C-8, page 1

   HOW TO VOTE (AS MORE FULLY SET FORTH IN THE ATTACHED VOTING INSTRUCTIONS):

COMPLETE ITEM 2.

REVIEW THE CERTIFICATIONS CONTAINED IN ITEM 3.

SIGN THE BALLOT.

RETURN THE BALLOT IN THE PRE-ADDRESSED POSTAGE-PAID ENVELOPE (SO THAT IT IS RECEIVED BEFORE THE VOTING DEADLINE).

YOU MUST VOTE THE FULL AMOUNT OF ALL GUARANTY CLAIMS COVERED BY THIS BALLOT EITHER TO ACCEPT OR TO REJECT THE PLAN AND MAY NOT SPLIT YOUR VOTE.

ANY EXECUTED BALLOT RECEIVED THAT (A) DOES NOT INDICATE EITHER AN ACCEPTANCE OR REJECTION OF THE PLAN, OR (B) THAT INDICATES BOTH AN ACCEPTANCE AND A REJECTION OF THE PLAN, WILL NOT BE COUNTED.

ITEM 1. Amount of Claims Voted. You are entitled to vote the claim set forth in Item 4. The Debtors reserve the right to object to such claim for purposes of distribution under the Plan.

ITEM 2. VOTE. The holder of the Guaranty Claim identified in Item 4 votes as follows (check one box only -- if you do not check a box, or if you check both boxes, your vote will not be counted):

           [ ]   to ACCEPT the Plan.   OR   [ ]   to REJECT the Plan.


                               Exhibit C-8, page 2

ITEM 3. CERTIFICATION. By returning this Ballot, the Fiduciary, or the authorized representative of such Fiduciary, as the Fiduciary for the holders of the Guaranty Claim identified in Item 4 certifies that: (a) this Ballot is the only Ballot submitted for its Guaranty Claim as identified in Item 4; (b) it has full power and authority to vote to accept or reject the Plan and to elect treatment with respect to the Guaranty Claim identified in Item 4; (c) it was the holder of the Guaranty Claim identified in Item 4 as of January 6, 2004; and (d) it has received a CD-ROM containing the Disclosure Statement (including the exhibits thereto) and understands that the solicitation of votes for the Plan are subject to all the terms and conditions set forth in the Disclosure Statement and Plan.

                          Name of Trust :
                                         -------------------------------------
                                                   (Print or Type)

                          Name of Fiduciary:
                                            ----------------------------------
                                                   (Print or Type)

                          Social Security or Federal Tax ID. No.:
                                                                 -------------
                                                                    (Optional)
                          Signature:
                                    ------------------------------------------

                          Print Name:
                                     -----------------------------------------

                          Title:
                                ----------------------------------------------
                                                   (If Appropriate)

                          Street Address:
                                          ------------------------------------

                          City, State, Zip Code:
                                                ------------------------------

                          Telephone Number  (       )
                                            ----------------------------------

                          Date Completed:
                                         -------------------------------------


[INSERT FROM INNISFREE SETTING FORTH CLAIM AMOUNT AND PLAN CLASS -- ITEM 4]

This Ballot will not constitute or be deemed a proof of claim or equity interest, an assertion of a claim or equity interest, or the allowance of a claim or equity interest. Nor does the information set forth on this Ballot constitute an admission by the Debtors as to the extent, validity or priority of the claim voted herein.

YOUR VOTE MUST BE FORWARDED IN AMPLE TIME FOR YOUR VOTE TO BE RECEIVED BY THE SOLICITATION AGENT BY 5:00 P.M., NEW YORK CITY TIME, ON MARCH 24, 2004, OR YOUR VOTE WILL NOT BE COUNTED.

IF YOU HAVE ANY QUESTIONS REGARDING THIS BALLOT OR THE VOTING PROCEDURES, OR IF YOU NEED A BALLOT OR CD-ROM CONTAINING THE DISCLOSURE STATEMENT OR OTHER ENCLOSED MATERIALS, PLEASE CALL THE SOLICITATION AGENT AT (877) 825-8906 (TOLL
FREE). IF OBTAINING A COPY OF THE PLAN AND DISCLOSURE STATEMENT VIA CD-ROM OR THE INTERNET IMPOSES A HARDSHIP, YOU MAY SUBMIT A CERTIFICATION OF HARDSHIP EXPLAINING THE REASONS WHY A PAPER COPY OF THE PLAN AND DISCLOSURE STATEMENT SHOULD BE PROVIDED BY THE DEBTORS. IF THE DEBTORS DETERMINE THAT A HARDSHIP EXISTS, THE DEBTORS WILL PROVIDE YOU WITH A PAPER COPY OF THE PLAN AND DISCLOSURE STATEMENT AT THE DEBTORS' COST WITHIN FIVE (5) BUSINESS DAYS. IF THE DEBTORS DETERMINE THAT THERE IS INSUFFICIENT INFORMATION TO ESTABLISH THE EXISTENCE OF A HARDSHIP, THE DEBTORS WILL CONSULT WITH THE CREDITORS' COMMITTEE PRIOR TO MAKING A FINAL DETERMINATION TO DENY A REQUEST.

                               Exhibit C-8, page 3

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

---------------------------------------------------X
                                                   :
IN RE                                              :  CHAPTER 11
                                                   :
ENRON CORP., ET AL.,                               :  CASE NO. 01-16034 (AJG)
                                                   :
                                                   :  JOINTLY ADMINISTERED
                      DEBTORS.                     :
---------------------------------------------------X

 BALLOT FOR VOTING FOR SECURITIES TRUST TO ACCEPT OR REJECT FIFTH AMENDED JOINT CHAPTER 11 PLAN OF AFFILIATED DEBTORS PURSUANT TO CHAPTER 11 OF THE BANKRUPTCY
                                      CODE

  BALLOT FOR VOTING TRUST SECURITY RELATED TO GENERAL UNSECURED CLAIMS FOR ENA DEBENTURES AND ETS DEBENTURES (CLAIMS OF BENEFICIAL HOLDERS OF TRUST SECURITIES)

The above-captioned debtors and debtors in possession (collectively, the "Debtors"), have filed the Debtors' Fifth Amended Joint Chapter 11 Plan of Affiliated Debtors Pursuant to Chapter 11 of the United States Bankruptcy Code, dated January 9, 2004 (the "Plan"). The Plan is attached as Exhibit 1 to the Debtors' Disclosure Statement for Fifth Amended Joint Plan of Affiliated Debtors Pursuant to Chapter 11 of the United States Bankruptcy Code, dated January 9, 2004 (the "Disclosure Statement"), which is contained in the CD-ROM accompanying this Ballot. The Bankruptcy Court has approved the Disclosure Statement, which provides information to assist creditors in deciding how to vote on the Plan. Bankruptcy Court approval of the Disclosure Statement does not indicate approval of the Plan by the Bankruptcy Court.

                                    IMPORTANT

YOU SHOULD REVIEW THE PLAN AND THE DISCLOSURE STATEMENT BEFORE YOU VOTE. YOU MAY WISH TO SEEK LEGAL ADVICE CONCERNING THE PLAN AND THE CLASSIFICATION AND TREATMENT OF YOUR CLAIM UNDER THE PLAN. IF YOU HOLD CLAIMS IN MORE THAN ONE CLASS UNDER THE PLAN, YOU WILL RECEIVE A BALLOT FOR EACH CLASS IN WHICH YOU ARE ENTITLED TO VOTE AND MUST COMPLETE A SEPARATE BALLOT FOR EACH CLASS OF CLAIMS.

VOTING DEADLINE: 5:00 P.M. NEW YORK CITY TIME ON MARCH 24, 2004.

YOUR VOTE MUST BE FORWARDED IN AMPLE TIME FOR YOUR VOTE TO BE RECEIVED BY THE DEBTORS' SOLICITATION AGENT, INNISFREE M&A INCORPORATED (THE "SOLICITATION AGENT"), BY 5:00 P.M., NEW YORK CITY TIME, ON MARCH 24, 2004, OR YOUR VOTE WILL NOT BE COUNTED. IF THE ENCLOSED ENVELOPE IS ADDRESSED TO YOUR NOMINEE, MAKE SURE YOUR NOMINEE RECEIVES YOUR BALLOT IN TIME TO SUBMIT IT BEFORE THE VOTING DEADLINE. A BALLOT NOT SUBMITTED TO A NOMINEE WILL NOT BE COUNTED UNLESS AND UNTIL THE NOMINEE PROPERLY COMPLETES AND TIMELY DELIVERS A CORRESPONDING MASTER BALLOT TO THE SOLICITATION AGENT.

BALLOTS WILL NOT BE ACCEPTED BY FACSIMILE OR ELECTRONIC MAIL TRANSMISSION.

IF THE PLAN IS CONFIRMED BY THE BANKRUPTCY COURT, IT WILL BE BINDING ON YOU WHETHER OR NOT YOU VOTE TO ACCEPT THE PLAN.

This Ballot is not a letter of transmittal and may not be used for any purpose other than to cast votes to have the Securities Trust accept or reject the Plan.

                               Exhibit C-9, page 1

                                  HOW TO VOTE:

COMPLETE ITEM 1 (IF NOT ALREADY COMPLETED BY YOUR NOMINEE) AND ITEM 2.

COMPLETE ITEM 3, IF APPLICABLE.

REVIEW THE CERTIFICATIONS CONTAINED IN ITEM 4.

SIGN THE BALLOT (UNLESS YOUR BALLOT HAS BEEN SIGNED OR "PREVALIDATED" BY YOUR NOMINEE).

RETURN THE BALLOT IN THE PRE-ADDRESSED POSTAGE-PAID ENVELOPE (IF THE ENCLOSED ENVELOPE IS ADDRESSED TO YOUR NOMINEE, MAKE SURE YOUR NOMINEE RECEIVES YOUR BALLOT IN TIME TO SUBMIT THE BALLOT PRIOR TO THE VOTING DEADLINE.

YOU MUST VOTE THE FULL AMOUNT OF YOUR CLAIMS EITHER TO ACCEPT OR TO REJECT THE PLAN AND MAY NOT SPLIT YOUR VOTE.

ANY EXECUTED BALLOT RECEIVED THAT (A) DOES NOT INDICATE EITHER AN ACCEPTANCE OR REJECTION OF THE PLAN, OR (B) THAT INDICATES BOTH AN ACCEPTANCE AND A REJECTION OF THE PLAN, WILL NOT BE COUNTED.

[VOLUNTARY ELECTION: HOLDERS OF ENA DEBENTURES AND ETS DEBENTURES ARE ALSO ENTITLED TO ELECT TO MAKE A VOLUNTARY ELECTION TO RECEIVE ADDITIONAL CASH DISTRIBUTIONS IN LIEU OF PLAN SECURITIES. SUCH ELECTION MUST BE MADE SEPARATELY AND YOU WILL RECEIVE A SEPARATE SOLICITATION PACKAGE WITH RESPECT TO THE ELECTION. IF YOU HAVE NOT YET RECEIVED A SEPARATE SOLICITATION PACKAGE WITH RESPECT TO THE ELECTION, AND WISH TO MAKE AN ELECTION, PLEASE CONTACT YOUR NOMINEE.]

ITEM 1. AMOUNT OF SECURITY CLAIMS VOTED. The undersigned certifies that as of January 6, 2004, the undersigned was either the beneficial owner, or the nominee of the beneficial owner, of the Security in the following aggregate unpaid principal amount [insert amount in the box below]. If your Security is held by a nominee on your behalf and you do not know the amount, please contact your nominee immediately. For purposes of this Ballot, it is not necessary and you should not adjust the principal amount for any accrued or unmatured interest.

                          ----------------------------

                          ----------------------------

ITEM 2. VOTE. The holder of the Security identified in Item 1 votes to accept or reject the Plan as follows:

                 [ ]     I vote to ACCEPT the Plan.   OR

                 [ ]     I vote to REJECT the Plan.

                               Exhibit C-9, page 2

ITEM 3.  IDENTIFY ALL OTHER SECURITIES CLAIMS VOTED. By returning this
         Ballot, the beneficial owner of the claim identified in Item 1 certifies that (a) this Ballot is the only Ballot submitted for Securities, except for the claim identified in the following table, (b) all of the claim identified in Item 1 for which the beneficial owner has submitted Ballots are identified in the following table, and (c) all Ballots for claim identified in Item 1 submitted by the beneficial owner indicate the same vote to accept or reject the Plan that the beneficial owner has indicated in Item 2 and Item 3 of this Ballot (please use additional sheets of paper if necessary):

                 ALL SECURITY CLAIMS VOTED ON
                 OTHER BALLOTS
                                                                         TYPE OF OTHER SECURITY
                 NAME OF REGISTERED HOLDER OR     PRINCIPAL AMOUNT OF    VOTED [INSERT
ACCOUNT NUMBER   NOMINEE                          CLAIMS VOTED           DESCRIPTION OR CUSIP]
--------------   -------                          ------------           ---------------------
                                                  $
                                                  $
                                                  $

                               Exhibit C-9, page 3

ITEM 4. CERTIFICATION. By returning this Ballot, the beneficial owner, or authorized representative of such beneficial owner, of the Security identified in Item 1 certifies that (a) it has full power and authority to vote to accept or reject the Plan with respect to the Security identified in Item 1, (b) it was the beneficial owner of the Security identified in Item 1 on January 6, 2004, (c) all Ballots to vote claims submitted by the beneficial owner indicate the same vote to accept or reject the Plan that the beneficial owner has indicated on this Ballot, and (d) it has received a CD-ROM containing a copy of the Disclosure Statement (including the exhibits thereto) and understands that the solicitation of votes for the Plan is subject to all the terms and conditions set forth in the Disclosure Statement.

                   Name of Creditor :
                                     ---------------------------------------
                                            (Print or Type)

                   Social Security or Federal Tax ID. No.:
                                                          ------------------
                                                             (Optional)
                   Signature:
                             -----------------------------------------------

                   Print Name:
                              ----------------------------------------------

                   Title:
                         ---------------------------------------------------
                                            (If Appropriate)

                   Street Address:
                                   -----------------------------------------

                   City, State, Zip Code:
                                         -----------------------------------

                   Telephone Number  (       )
                                     ---------------------------------------

                   Date Completed:
                                  ------------------------------------------

This Ballot will not constitute or be deemed a proof of claim or equity interest, an assertion of a claim or equity interest, or the allowance of a claim or equity interest. Nor does the information set forth on this Ballot constitute an admission by the Debtors as to the extent, validity or priority of the claim voted herein.

YOUR VOTE MUST BE FORWARDED IN AMPLE TIME FOR YOUR VOTE TO BE RECEIVED BY THE SOLICITATION AGENT BY 5:00 P. M., NEW YORK CITY TIME, ON MARCH 24, 2004, OR YOUR VOTE WILL NOT BE COUNTED. IF THE ENCLOSED ENVELOPE IS ADDRESSED TO YOUR NOMINEE, MAKE SURE YOUR NOMINEE RECEIVES YOUR BALLOT IN TIME TO SUBMIT IT BEFORE THE VOTING DEADLINE. A BALLOT SUBMITTED TO A NOMINEE WILL NOT BE COUNTED UNLESS AND UNTIL THE NOMINEE PROPERLY COMPLETES AND TIMELY DELIVERS A CORRESPONDING MASTER BALLOT TO THE SOLICITATION AGENT.

IF YOU HAVE ANY QUESTIONS REGARDING THIS BALLOT OR THE VOTING PROCEDURES, OR IF YOU NEED A BALLOT OR CD-ROM CONTAINING THE DISCLOSURE STATEMENT OR OTHER ENCLOSED MATERIALS, PLEASE CALL THE SOLICITATION AGENT AT (877) 825-8906 (TOLL
FREE). IF OBTAINING A COPY OF THE PLAN AND DISCLOSURE STATEMENT VIA CD-ROM OR THE INTERNET IMPOSES A HARDSHIP, YOU MAY SUBMIT A CERTIFICATION OF HARDSHIP EXPLAINING THE REASONS WHY A PAPER COPY OF THE PLAN AND DISCLOSURE STATEMENT SHOULD BE PROVIDED BY THE DEBTORS. IF THE DEBTORS DETERMINE THAT A HARDSHIP EXISTS, THE DEBTORS WILL PROVIDE YOU WITH A PAPER COPY OF THE PLAN AND DISCLOSURE STATEMENT AT THE DEBTORS' COST WITHIN FIVE (5) BUSINESS DAYS. IF THE DEBTORS DETERMINE THAT THERE IS INSUFFICIENT INFORMATION TO ESTABLISH THE EXISTENCE OF A HARDSHIP, THE DEBTORS WILL CONSULT WITH THE CREDITORS' COMMITTEE PRIOR TO MAKING A FINAL DETERMINATION TO DENY A REQUEST.

                               Exhibit C-9, page 4

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

----------------------------------------------------X
                                                    :
IN RE                                               :  CHAPTER 11
                                                    :
ENRON CORP., ET AL.,                                :  CASE NO. 01-16034 (AJG)
                                                    :
                                                    :  JOINTLY ADMINISTERED
                     DEBTORS.                       :
----------------------------------------------------X

  ELECTION FORM FOR VOLUNTARY ELECTION BY HOLDERS OF GENERAL UNSECURED CLAIMS
   AGAINST ENRON NORTH AMERICA CORP., ENRON POWER MARKETING, INC., ENRON GAS LIQUIDS, INC., ENRON GLOBAL MARKETS, LLC, ENRON INDUSTRIAL MARKETS LLC, ENRON
  NATURAL GAS MARKETING CORP., ENA UPSTREAM COMPANY LLC, ENRON CAPITAL & TRADE RESOURCES INTERNATIONAL CORP. AND ENRON RESERVE ACQUISITION CORP. TO RECEIVE
      ADDITIONAL CASH DISTRIBUTIONS IN LIEU OF PLAN SECURITIES PURSUANT TO
                            SECTION 7.3 OF THE PLAN

                   THE ELECTION EXPIRATION DATE IS 5:00 P.M.,
                      NEW YORK CITY TIME, ON MARCH 24, 2004

The above-captioned debtors and debtors in possession (collectively, the "Debtors"), have filed the Debtors' Fifth Amended Joint Chapter 11 Plan of Affiliated Debtors Pursuant to Chapter 11 of the United States Bankruptcy Code, dated January 9, 2004 (the "Plan"). The Plan is attached as Exhibit 1 to the Debtors' Disclosure Statement for Fifth Amended Joint Plan of Affiliated Debtors Pursuant to Chapter 11 of the United States Bankruptcy Code, dated January 9, 2004 (the "Disclosure Statement"). A separate Solicitation Packages was sent to you that included, among other items, a CD-ROM containing a copy of the Plan and Disclosure Statement and a Ballot for voting your claim related to this Election. Holders of allowed General Unsecured Claims based upon securities against Enron North America Corp., Enron Power Marketing, Inc., Enron Gas Liquids, Inc., Enron Global Markets LLC, Enron Industrial Markets LLC, Enron Natural Gas Marketing Corp., ENA Upstream Company LLC, Enron Capital & Trade Resources International Corp. and Enron Reserve Acquisition Corp. (the "Securities") as of January 6, 2004 are entitled to make a voluntary election pursuant to Section 7.3 of the Plan (the "Election"). If you do not make the Election your claim will be treated as specified in Article VII of the Plan.

In order to make the Election, you must complete and return the attached Election Form to your Nominee in sufficient time for your Election to be processed and the underlying bonds delivered in accordance with the procedures established by the Debtors' solicitation agent, Innisfree M&A Incorporated (the "Solicitation Agent"), by 5:00 p.m. (New York City Time) on March 24, 2004 (the "Election Expiration Date"). If you have any questions about this election form (the "Election Form") please contact your Nominee or, if desired, the Solicitation Agent at (877) 825-8906 (Toll Free).

ONLY COMPLETE AND RETURN THIS ELECTION FORM IF YOU WOULD LIKE YOUR CLAIM TO BE TREATED IN ACCORDANCE WITH SECTION 7.3 OF THE PLAN. IF YOU DO NOT WISH TO MAKE THE ELECTION YOUR CLAIM WILL BE TREATED AS SET FORTH IN ARTICLE VII OF THE PLAN AND YOU SHOULD NOT RETURN THIS ELECTION FORM.

                              Exhibit C-10, page 1

                            HOW TO MAKE THE ELECTION:

COMPLETE ITEM 1 BY INDICATING THE PRINCIPAL AMOUNT OF TOPRS SECURITIES THAT YOU HELD AS OF JANUARY 6, 2004;

CHECK THE BOX IN ITEM 2, IF DESIRED;

COMPLETE THE CERTIFICATION IN ITEM 3; AND

RETURN THE ELECTION FORM TO YOUR NOMINEE PRIOR TO THE ELECTION EXPIRATION DATE.

ANY EXECUTED ELECTION RECEIVED THAT DOES NOT INDICATE THAT THE ELECTION HAS BEEN MADE WILL NOT BE COUNTED BY THE NOMINEE.


ITEM 1. AMOUNT OF SECURITY CLAIMS VOTED. The undersigned certifies that as of January 6, 2004, the undersigned was either the Beneficial Holder, or the nominee of the Beneficial Holder, of Securities against Enron North America Corp., Enron Power Marketing, Inc., Enron Gas Liquids, Inc., Enron Global Markets LLC, Enron Industrial Markets LLC, Enron Natural Gas Marketing Corp., ENA Upstream Company LLC, Enron Capital & Trade Resources International Corp. or Enron Reserve Acquisition Corp. in the following aggregate unpaid principal amount [insert amount in the box below]. If your Security is held by a Nominee on your behalf and you do not know the amount, please contact your Nominee immediately. [For purposes of this Election Form, it is not necessary and you should not adjust the principal amount for any accrued or unmatured interest.]

                        --------------------------------

                        --------------------------------

ITEM 2. VOLUNTARY ELECTION TO RECEIVE ADDITIONAL CASH DISTRIBUTIONS IN
        LIEU OF PARTIAL PLAN SECURITIES. By checking the box below, the holder of the General Unsecured Claim identified in Item 1 elects to receive in accordance with section 7.3 of the Plan its Pro Rata Share of One Hundred Twenty Five Million Dollars ($125,000,000) in lieu of all or a portion of the Plan Securities to which such holder is otherwise entitled to receive on account of its Allowed General Unsecured Claim indicated above.

        [ ] I Elect Additional Cash Distribution In Lieu of Partial Plan Securities.

                              Exhibit C-10, page 2

ITEM 3. CERTIFICATION. By returning this Election form, the Beneficial
        Owner, or authorized representative of such Beneficial Owner, of the Security identified in Item 1 certifies that (a) it has full power and authority to make the Election with respect to the Security identified in Item 1, (b) it was the Beneficial Owner of the Security identified in
        Item 1 on January 6, 2004, (c) if the Election is made, the Securities identified in Item 1 will be delivered to the Debtors, (c) it understands that any distribution on account such Securities is contingent upon confirmation of the Plan, and (d) it understands that in the event that the Plan is not confirmed by the Bankruptcy Court the Securities will be returned to the Beneficial Holder.

                         Name of Holder :
                                         --------------------------------------
                                                  (Print or Type)

                         Social Security or Federal Tax ID. No.:
                                                                ---------------
                                                                   (Optional)
                         Signature:
                                   --------------------------------------------

                         Print Name:
                                    -------------------------------------------

                         Title:
                               ------------------------------------------------
                                                  (If Appropriate)

                         Street Address:
                                         --------------------------------------

                         City, State, Zip Code:
                                               --------------------------------

                         Telephone Number  (       )
                                           ------------------------------------

                         Date Completed:
                                        ---------------------------------------


                THIS FORM SHOULD BE RETURNED ONLY TO YOUR NOMINEE

IF YOU HAVE ANY QUESTIONS REGARDING THIS ELECTION PLEASE CONTACT YOUR NOMINEE OR, IF DESIRED, THE SOLICITATION AGENT AT (877) 825-8906 (TOLL FREE).

                              Exhibit C-10, page 3

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

-----------------------------------------------X
                                               :
IN RE                                          :  CHAPTER 11
                                               :
ENRON CORP., ET AL.,                           :  CASE NO. 01-16034 (AJG)
                                               :
                                               :  JOINTLY ADMINISTERED
                     DEBTORS.                  :
-----------------------------------------------X

  ELECTION FORM FOR VOLUNTARY ELECTION BY TOPRS SECURITIES HOLDERS TO RECEIVE ADDITIONAL CASH DISTRIBUTIONS IN LIEU OF PLAN SECURITIES PURSUANT TO SECTION
                            [7.3 OR 7.8] OF THE PLAN

                   THE ELECTION EXPIRATION DATE IS 5:00 P.M.,
                      NEW YORK CITY TIME, ON MARCH 24, 2004

The above-captioned debtors and debtors in possession (collectively, the "Debtors"), have filed the Debtors' Fifth Amended Joint Chapter 11 Plan of Affiliated Debtors Pursuant to Chapter 11 of the United States Bankruptcy Code, dated January 9, 2004 (the "Plan"). The Plan is attached as Exhibit 1 to the Debtors' Disclosure Statement for Fifth Amended Joint Plan of Affiliated Debtors Pursuant to Chapter 11 of the United States Bankruptcy Code, dated January 9, 2004 (the "Disclosure Statement"). A separate Solicitation Packages was sent to you that included, among other items, a CD-ROM containing a copy of the Plan and Disclosure Statement and a Ballot for voting your claim related to this Election. Holders of allowed ENA Debentures and ETS Debentures (the "TOPRS Securities") as of January 6, 2004 are entitled to make a voluntary election pursuant to Section [7.3 or 7.8 ] of the Plan (the "Election"). If you do not make the Election your claim will be treated as specified in Article [VII or IX] of the Plan.

In order to make the Election, you must complete and return the attached Election Form to your Nominee in sufficient time for your Election to be processed so that your underlying position can be electronically delivered pursuant to the procedures established by the Debtors' solicitation agent, Innisfree M&A Incorporated (the "Solicitation Agent"), by 5:00 p.m. (New York City Time) by March 24, 2004 (the "Election Expiration Date"). If you have any questions about this election form (the "Election Form") please contact your Nominee or, if desired, the Solicitation Agent at (877) 825-8906 (Toll Free).

ONLY COMPLETE AND RETURN THIS ELECTION FORM IF YOU WOULD LIKE YOUR CLAIM TO BE TREATED IN ACCORDANCE WITH SECTION [7.3 OR 7.8] OF THE PLAN. IF YOU DO NOT WISH TO MAKE THE ELECTION YOUR CLAIM WILL BE TREATED AS SET FORTH IN ARTICLE [VII OR IX] OF THE PLAN AND YOU SHOULD NOT RETURN THIS ELECTION FORM.

                              Exhibit C-11, page 1

                            HOW TO MAKE THE ELECTION:

COMPLETE ITEM 1 BY INDICATING THE PRINCIPAL AMOUNT OF UNDERLYING TOPRS SECURITIES THAT YOU HELD AS OF JANUARY 6, 2004;

CHECK THE BOX IN ITEM 2, IF DESIRED;

COMPLETE THE CERTIFICATION IN ITEM 3; AND

RETURN THE ELECTION FORM TO YOUR NOMINEE PRIOR TO THE ELECTION EXPIRATION DATE.

ANY EXECUTED ELECTION RECEIVED THAT DOES NOT INDICATE THAT THE ELECTION HAS BEEN MADE WILL NOT BE COUNTED BY THE NOMINEE.

ITEM 1. AMOUNT OF TOPRS SECURITY CLAIMS VOTED. The undersigned certifies that as of January 6, 2004, the undersigned was either the Beneficial Holder, or the nominee of the Beneficial Holder, of underlying TOPRS Securities in the following aggregate unpaid principal amount [insert amount in the box below]. If your underlying TOPRS Security is held by a Nominee on your behalf and you do not know the amount, please contact your Nominee immediately. [For purposes of this Election Form, it is not necessary and you should not adjust the principal amount for any accrued or unmatured interest.]

                         -----------------------------

                         -----------------------------

ITEM 2. [VOLUNTARY ELECTION TO RECEIVE ADDITIONAL CASH DISTRIBUTIONS IN
        LIEU OF PLAN SECURITIES. By checking the box below, the Beneficial Holder of the TOPRS Securities identified in Item 1 elects to receive additional distributions of Cash in lieu of distributions of CrossCountry Common Equity, PGE Common Stock and Prisma Common Stock to which such holder is entitled to receive derivatively on account of the Allowed ETS Debenture Claims held by EPF I and EPF II. To the extent elected, ENE shall be deemed to have purchased from EPF I and EPF II the shares of CrossCountry Common Equity, PGE Common Stock and Prisma Common Stock otherwise distributed at a price equal to the per share value determined by the Bankruptcy Court at the Confirmation Hearing; provided, however, that, in the event that the holders of Allowed ETS Debenture Claims do not vote to accept the Plan such that, if the ETS Debenture Claims were deemed to be a separate Class of Claims, such Class would be deemed to have rejected the Plan in accordance with the provisions of section 1126 of the Bankruptcy Code, any such election shall be deemed null and void and the provisions of Section 7.8 of the Plan shall have no force or effect. Any election made after the Voting Deadline shall not be binding upon the Debtors unless the Voting Deadline is expressly waived, in writing, by the Debtors; provided, however, that, under no circumstances, may such waiver by the Debtors occur on or after the Effective Date.

        [ ] I Elect to Receive Additional Cash Distribution In Lieu of Plan
            Securities.]

                              Exhibit C-11, page 2

        [VOLUNTARY ELECTION TO RECEIVE ADDITIONAL CASH DISTRIBUTIONS IN LIEU OF PARTIAL PLAN SECURITIES. By checking the box below, the holder of the General Unsecured Claim based upon [ENA Debenture Claims] identified in
        Item 1 elects to receive in accordance with section 7.3 of the Plan its Pro Rata Share of One Hundred Twenty Five Million Dollars ($125,000,000) in lieu of all or a portion of the Plan Securities to which such holder is otherwise entitled to receive on account of its Allowed General Unsecured Claim based upon [ENA Debenture Claims].

        [ ] I Elect Additional Cash Distribution In Lieu of Partial Plan
            Securities.]


ITEM 3. CERTIFICATION. By returning this Election form, the Beneficial
        Owner, or authorized representative of such Beneficial Owner, of the TOPRS Security identified in Item 1 certifies that (a) it has full power and authority to make the Election with respect to the TOPRS Security identified in Item 1, (b) it was the Beneficial Owner of the TOPRS Security identified in Item 1 on January 6, 2004, (c) if the Election is made, the Beneficial Holder's underlying TOPRS Security identified in
        Item 1 will be electronically delivered pursuant to the procedures established by the Solicitation Agent, (c) it understands that any distribution on account such underlying TOPRS Security is contingent upon confirmation of the Plan, and (d) it understands that in the event that the Plan is not confirmed by the Bankruptcy Court the underlying TOPRS Security will be electronically released.

                       Name of Holder :
                                       ----------------------------------------
                                                (Print or Type)

                       Social Security or Federal Tax ID. No.:
                                                              -----------------
                                                                 (Optional)
                       Signature:
                                 ----------------------------------------------

                       Print Name:
                                  ---------------------------------------------

                       Title:
                             --------------------------------------------------
                                                (If Appropriate)

                       Street Address:
                                       ----------------------------------------

                       City, State, Zip Code:
                                             ----------------------------------

                       Telephone Number  (       )
                                         --------------------------------------

                       Date Completed:
                                      -----------------------------------------

                THIS FORM SHOULD BE RETURNED ONLY TO YOUR NOMINEE

IF YOU HAVE ANY QUESTIONS REGARDING THIS ELECTION PLEASE CONTACT YOUR NOMINEE OR, IF DESIRED, THE SOLICITATION AGENT AT (877) 825-8906 (TOLL FREE).

                              Exhibit C-11, page 3

                                    EXHIBIT D

                           FORM OF VOTING INSTRUCTIONS

                               VOTING INSTRUCTIONS

                              GENERAL INSTRUCTIONS

1. This Ballot is submitted to you to solicit your vote to accept the Fifth Amended Joint Plan of Affiliated Debtors Pursuant to Chapter 11 of the Bankruptcy Code (the "Plan") of Enron Corp., et al. (the "Debtors") that is described in the Debtors' Disclosure Statement for Fifth Amended Joint Plan of Affiliated Debtors Pursuant to Chapter 11 of the United States Bankruptcy Code (the "Disclosure Statement"). All capitalized terms used, but not defined herein or in the Ballot, have the meaning ascribed to such terms in the Plan or Disclosure Statement, as the case may be.

2. PLEASE READ THESE VOTING INSTRUCTIONS, THE PLAN AND THE DISCLOSURE STATEMENT CAREFULLY BEFORE COMPLETING THE BALLOT. YOU SHOULD REVIEW THE PLAN AND THE DISCLOSURE STATEMENT BEFORE YOU VOTE. YOU MAY WISH TO SEEK LEGAL ADVICE CONCERNING THE PLAN AND THE CLASSIFICATION AND TREATMENT OF YOUR CLAIM UNDER THE PLAN.

                          Voting and Non-Voting Classes

3.    As set forth in detail in the Plan and the Disclosure Statement:

      a. Classes 1 and 2 are unimpaired and, accordingly, deemed to have accepted the Plan pursuant to section 1126(f) of the Bankruptcy Code;

      b. Class 190, consisting of intercompany claims, is impaired but the Debtors, as proponents of the Plan, are presumed to have accepted the Plan;

      c. Classes 183 and 376 through 385 are expected to receive no distributions under the Plan and, thus, deemed to have rejected the Plan pursuant to section 1126(g) of the Bankruptcy Code; and

      d. Classes 3 through 182, 184 through 189 and 191 through 375 are impaired and receiving distributions under the Plan and, therefore, the Debtors are soliciting acceptances from holders of claims in these Classes only (collectively, the "Voting Classes").

                                Voting Procedures

4. The Debtors are providing Solicitation Packages containing, among other things, copies of the Plan, Disclosure Statement and Ballots to all record holders of claims entitled to vote in the Voting Classes as of January 6, 2004 (the "Record Date").

5. If no return envelope was enclosed with the Disclosure Statement and Ballot, please send your Ballot to the Solicitation Agent at the address listed in 6(b) below.


                              Exhibit D-1, page 1

6.    With respect to holders of claims in the Voting Classes:

      a. Holders of such claims can vote by completing the Ballot, signing it and returning it to the Solicitation Agent so as to be received by the Solicitation Agent on or before MARCH 24, 2004 AT 5:00 P.M. (NEW YORK CITY TIME) (the "Voting Deadline").

      b. Ballots should be sent to the Solicitation Agent in the envelope provided or at the following address:

                  Innisfree M&A Incorporated
                  501 Madison Avenue, 20th Floor
                  New York, NY 10022
                  Attn:  Enron Ballot Tabulation

      c. In order to be counted, your Ballot must be actually received by the Voting Deadline.

      d. The Ballot is not a letter of transmittal and may not be used for any purpose other than to transmit votes to accept or reject the Plan.

      e. The Solicitation Agent shall not accept Ballots by facsimile or electronic mail.

7. With respect to holders of Allowed General Unsecured Claims in Classes 3 through 182, the Ballot provides the option to make certain elections with regard to your claim based upon the Plan as follows:

      a. Other than a holder of (i) an Enron Senior Notes Claim, (ii) an Enron Subordinated Debenture Claim, (iii) an ETS Debenture Claim,
            (iv) an ENA Debenture Claim and (v) any other General Unsecured Claim that is a component of a larger General Unsecured Claim, any holder of an Allowed General Unsecured Claim in Classes 3 through 182, portions of which may be held by such or any other holder whose Allowed General Unsecured Claim, is more than Fifty Thousand Dollars ($50,000.00), and who elects to reduce the amount of such Allowed Claim to Fifty Thousand Dollars ($50,000.00), shall, at such holder's option, be entitled to receive, based on such Allowed Claim as so reduced, Cash distributions pursuant to Article XVI of the Plan. Such election must be made on the Ballot and be received by the Debtors on or prior to the Voting Deadline. Any election made after the Voting Deadline shall not be binding upon the Debtors unless the Voting Deadline is expressly waived, in writing, by the Debtors; provided, however, that, under no circumstances, may such waiver by the Debtors occur on or after the Effective Date.


            i. Any such holder may make the election indicated above by marking item number 3 on the Ballot. If the election is made, such holder's vote shall count as a Convenience Class vote against the Debtor indicated in Item 5 of the Ballot.


                              Exhibit D-1, page 2

            ii. If a creditor opts into or out of the convenience Class (as may be applicable under the Plan), then any such election shall be binding on such creditor regardless of whether the claim is ultimately allowed (if allowed at all) against a different Debtor.

8. With respect to holders of Allowed General Unsecured Claims in those Classes enumerated below, the Ballot provides the option to make certain elections with regard to your claim based upon the Plan which provides as follows:

      a. Any holder of an Allowed General Unsecured Claim against Enron North America Corp. (Class 5), Enron Power Marketing, Inc. (Class 6), Enron Gas Liquids, Inc. (Class 17), Enron Global Markets LLC (Class
            18), Enron Industrial Markets LLC (Class 20), Enron Natural Gas Marketing Corp. (Class 37), ENA Upstream Company LLC (Class 38), Enron Capital & Trade Resources International Corp. (Class 42), and Enron Reserve Acquisition Corp. (Class 66) may elect to receive such holder's Pro Rata Share of One Hundred Twenty-Five Million Dollars ($125,000,000.00) in lieu of all or a portion of the Plan Securities to which such holder is otherwise entitled to receive pursuant to the Plan.

            i. In the event that any such holder elects to receive such additional Cash distribution, (a) such holder's distribution of Plan Securities shall be reduced on a dollar-for-dollar basis and (b) distributions of Plan Securities to be made to holders of Allowed General Unsecured Claims against ENE shall be increased on a dollar-for-dollar basis. Such election must be made on the Ballot and be received by the Debtors on or prior to the Voting Deadline. Any election made after the Voting Deadline shall not be binding upon the Debtors unless the Voting Deadline is expressly waived, in writing, by the Debtors; provided, however, that, under no circumstances, may such waiver by the Debtors occur on or after the Effective Date.

            ii. Any such holder may make the election indicated above by marking item number 4 on the Ballot. If the election is made, such holder's vote shall count as a General Unsecured vote against the Debtor indicated in item 6.

9. With respect to holders of Allowed General Unsecured Claims and Allowed Wind Guaranty Claims against a Wind Debtor, the Ballot provides the option to make certain elections with regard to your claim based upon the Plan which provides as follows:

      a. Notwithstanding the provisions of Section 7.1 of the Plan, each holder of (i) an Allowed General Unsecured Claim against a Wind Debtor or (ii) an Allowed Wind Guaranty Claim that accepts the Plan may elect to receive additional distributions of Cash in lieu of distributions of CrossCountry Common Equity, PGE Common Stock and Prisma Common Stock to which such holder is entitled to receive. To the extent elected, ENE shall be deemed to have purchased the shares of CrossCountry Common Equity, PGE Common Stock and Prisma Common Stock otherwise distributed at a price equal to the per share value


                              Exhibit D-1, page 3
            determined by the Bankruptcy Court at the Confirmation Hearing. Such election must be made on the Ballot and be received by the Debtors on or prior to the Voting Deadline. Any election made after the Voting Deadline shall not be binding upon the Debtors unless the Voting Deadline is expressly waived, in writing, by the Debtors; provided, however, that, under no circumstances, may such waiver by the Debtor occur on or after the Effective Date.

10. With respect to holders of Allowed Convenience Claims in Classes 191 through 375, the Ballot provides the option to make certain elections with regard to your claim:

      a. Any holder of an Allowed Convenience Claim against a Debtor may elect to have such holder's Claim treated as a General Unsecured Claim or a Guaranty Claim against such Debtor in accordance with the respective provisions of Articles VII, X, XI, XII, XIII and XIV of the Plan. Such election must be made on the Ballot and be received by the Debtors on or prior to the Voting Deadline. Any election made after the Voting Deadline shall not be binding upon the Debtors unless the Voting Deadline is expressly waived, in writing, by the Debtors; provided, however, that, under no circumstances, may such waiver by the Debtors occur on or after the Effective Date.

            i. Any such holder may make the election indicated above by marking item number 3 on the Ballot. If the election is made, such holder's vote shall count as a General Unsecured vote against the Debtor indicated in item number 5.

            ii. If a creditor opts into or out of the convenience Class (as may be applicable under the Plan), then any such election shall be binding on such creditor regardless of whether the claim is ultimately allowed (if allowed at all) against a different Debtor.

                  Tabulation Procedures for All Voting Classes

11. The Bankruptcy Court has established the following procedures regarding the tabulation of votes cast with respect to the Plan:

      a. a vote may be disregarded if the Bankruptcy Court determines, after notice and a hearing, that a vote was not solicited or procured in good faith or in accordance with the provisions of the Bankruptcy Code;

      b. any Ballot that is returned to the Solicitation Agent, but which is unsigned, or has a non-original signature, shall not be counted;

      c. all votes to accept or reject the Plan must be cast by using the appropriate Ballot and in accordance with these voting instructions and set forth on the Ballot and votes that are cast in any other manner shall not be counted;

      d. a holder of claims in more than one (1) Class must use separate Ballots for each Class of claims;


                              Exhibit D-1, page 4

      e. a holder of claims shall be deemed to have voted the full amount of its claim in each Class and shall not be entitled to split its vote within a particular Class;

      f. any Ballot (except a Master Ballot) that partially accepts and partially rejects the Plan shall not be counted;

      g. if a holder of claims casts more than one (1) Ballot voting the same claim prior to the Voting Deadline, only the last timely Ballot received by the Solicitation Agent shall be counted;

      h. if a holder of claims casts Ballots received by the Solicitation Agent on the same day, but which are voted inconsistently, such Ballots shall not be counted;

      i. any executed Ballot received by the Solicitation Agent that does not indicate either an acceptance or rejection of the Plan shall not be counted;

      j. any executed Ballot received by the Solicitation Agent that indicates both acceptance and rejection of the Plan shall not be counted;

      k. any entity entitled to vote to accept or reject the Plan may change its vote before the Voting Deadline by casting a superseding Ballot so that it is received on or before such deadline; and

      l. the Solicitation Agent shall not accept a vote by facsimile, telecopy transmission or electronic mail.

12. The Debtors may extend the Voting Deadline in their discretion, in consultation with the Creditors' Committee, and without further notice.

13.   A claim that:

      a. is deemed allowed pursuant to the Plan, shall be allowed for voting purposes in the amount and classification deemed allowed in the Plan;

      b. except as otherwise provided in (f), (g), (h) and (m) below and unless temporarily allowed for voting purposes in accordance with Voting Procedures Order, if a filed proof of claim asserts a claim in a wholly unknown or unliquidated amount or is docketed in the database of the court approved official claims docketing agent in these chapter 11 cases, Bankruptcy Services, LLC's ("BSI"), as of January 6, 2004 in the amount of $0, then such claim shall be allowed for voting purposes only in the amount of $1.00;

      c. except as otherwise provided in (f), (g), (h) and (m) below and unless temporarily allowed for voting purposes in accordance with the procedures set forth in the Voting Procedures Order, if a filed proof of claim asserts a claim in a partially unknown or unliquidated amount, then such claim shall be allowed for voting purposes only in the amount of the known or liquidated portion of the claim as docketed in BSI's database as of January 6, 2004;


                              Exhibit D-1, page 5

      d. has been estimated and allowed by an order of the Bankruptcy Court in accordance with the Estimation Motion or otherwise, then such claim shall be allowed for voting purposes in the amount approved by the Bankruptcy Court, provided that the order is entered on or before March 10, 2004;

      e. is listed in the Debtors' schedules as contingent, unliquidated, or disputed and a proof of claim was not (i) filed by the applicable bar date for the filing of proofs of claim established by the Bankruptcy Court, or (ii) deemed timely filed by an order of the Bankruptcy Court prior to January 6, 2004, unless the Debtors have consented in writing, then such claim shall be disallowed for voting purposes;

      f. if (i) the Debtors or any other party have objected to the entirety of a claim by serving and filing an objection, motion or adversary proceeding on or before January 9, 2004 (including, but not limited to, objections seeking to disallow claims under section 502 of the Bankruptcy Code) and (ii) the claim has not been temporarily allowed for voting purposes in accordance with the procedures set forth herein, then such claim shall be disallowed for voting purposes;

      g. if (i) the Debtors or any other party have objected to a portion of a claim by serving and filing an objection, motion or adversary proceeding on or before January 9, 2004 (including, but not limited to, objections seeking to disallow claims under section 502 of the Bankruptcy Code) and (ii) such portion of the claim has not been temporarily allowed for voting purposes in accordance with the procedures set forth herein, then such claim shall be allowed for voting purposes only in the amount that is not the subject of the pending objection;

      h. if (i) the Debtors or any other party have objected to a claim by serving and filing an objection, motion or adversary proceeding to the classification of all or part of a claim on or before January 9, 2004 (including, but not limited to, any requests to subordinate such claim) and (ii) such claim has not been temporarily allowed for voting purposes in accordance with the procedures set forth herein, then the claim shall be allowed for voting purposes only in the classification that is not the subject of the pending objection (if any);

      i. unless otherwise temporarily allowed for voting purposes in accordance with the procedures set forth in the Voting Procedures Order, if one proof of claim asserts the same claim against multiple Debtors, then such claim shall be allowed for voting purposes only against the Debtor as docketed in BSI's claims database as of January 6, 2004;

      j. unless otherwise provided in the Voting Procedures Order or other orders of the Bankruptcy Court, the allowed amount of any proof of claim for voting purposes shall be the amount as docketed in BSI's claims database as of January 6, 2004;

      k. unless otherwise provided in the Voting Procedures Order or other orders of the Bankruptcy Court, for purposes of determining eligibility to vote, the classification of a claim shall be determined based on the classification as


                              Exhibit D-1, page 6
            docketed in BSI's claims database as of January 6, 2004; provided, however, that any claims for which BSI was unable to identify the classification shall be classified as general unsecured claims;

      l. if a creditor opts into or out of a particular convenience class (as may be applicable under the Plan), then any such election shall be binding upon such creditor regardless of whether the claim is ultimately allowed (if allowed at all) against a different Debtor or in a different amount;

      m. is allowed pursuant to a Bankruptcy Court approved settlement on or before April 14, 2004, then such claim shall be entitled to vote on the Plan in accordance with the terms of such settlement;

      n. unless temporarily allowed for voting purposes in accordance with the procedures set forth in the Voting Procedures Order, if a proof of claim asserts a claim that is not in U.S. dollars, such claim shall be treated as unliquidated and allowed for voting purposes only in the amount of $1.00;

      o. unless temporarily allowed for voting purposes in accordance with the procedures set forth in the Voting Procedures Order, if (i) a proof of claim was filed after the applicable Bar Date, (ii) the creditor did not obtain leave to file a late claim, and (iii) the proof of claim is not docketed in BSI's database as of January 6, 2004 as an amendment of a timely filed claim, then such claim shall be disallowed for voting purposes only;

      p. is a scheduled claim and the creditor filed a proof of claim superseding such scheduled claim, then the scheduled claim is deemed superseded in accordance with Bankruptcy Rule 3003(c)(4) and such scheduled claim shall be disallowed for voting purposes; and

      q. if a creditor withdraws its claim after January 6, 2004, but on or before March 24, 2004, then the creditor shall not be entitled to vote such withdrawn claim;

      provided, however, that, upon application of the holder of any such claims described in (a) through (q) above, the Bankruptcy Court may temporarily allow such claim for voting purposes only in an amount and to the extent that the Bankruptcy Court deems proper for the purpose of accepting or rejecting the Plan. Any such application must be (x) filed with the Bankruptcy Court on or before February 17, 2004 and (y) approved by an order entered by the Bankruptcy Court allowing such claim for voting purposes on or before April 14, 2004.

                                    Questions

14. If you have any questions regarding your Ballot or these voting instructions, please call the Solicitation Agent at (877) 825-8906 (Toll
      Free).


                              Exhibit D-1, page 7

                               VOTING INSTRUCTIONS

                         (Class 4 Syndicated Bank Debt)

                              GENERAL INSTRUCTIONS

1. This Ballot is submitted to you to solicit your vote to accept the Fifth Amended Joint Plan of Affiliated Debtors Pursuant to Chapter 11 of the Bankruptcy Code (the "Plan") of Enron Corp., et al. (the "Debtors") that is described in the Debtors' Disclosure Statement for Fifth Amended Joint Plan of Affiliated Debtors Pursuant to Chapter 11 of the United States Bankruptcy Code (the "Disclosure Statement"). All capitalized terms used, but not defined herein or in the Ballot, have the meaning ascribed to such terms in the Plan or Disclosure Statement.

2. PLEASE READ THESE VOTING INSTRUCTIONS, THE PLAN AND THE DISCLOSURE STATEMENT CAREFULLY BEFORE COMPLETING THE BALLOT. YOU SHOULD REVIEW THE PLAN AND THE DISCLOSURE STATEMENT BEFORE YOU VOTE. YOU MAY WISH TO SEEK LEGAL ADVICE CONCERNING THE PLAN AND THE CLASSIFICATION AND TREATMENT OF YOUR CLAIM UNDER THE PLAN.

                         Voting and Non Voting Classes

3.    As set forth in detail in the Plan and the Disclosure Statement:

      a. Classes 1 and 2 are unimpaired and, accordingly, deemed to have accepted the Plan pursuant to section 1126(f) of the Bankruptcy Code;

      b. Class 190, consisting of intercompany claims, is impaired but the Debtors, as proponents of the Plan, are presumed to have accepted the Plan;

      c. Classes 183 and 376 through 385 are expected to receive no distributions under the Plan and, thus, deemed to have rejected the Plan pursuant to section 1126(g) of the Bankruptcy Code; and

      d. Classes 3 through 182, 184 through 189 and 191 through 375 are impaired and receiving distributions under the Plan and, therefore, the Debtors are soliciting acceptances from holders of claims in these Classes only (collectively, the "Voting Classes").

                               Voting Procedures

4. The Debtors are providing Solicitation Packages containing, among other things, copies of the Plan, Disclosure Statement and Ballots to all record holders of claims in the Voting Classes as of January 6, 2004 (the "Record Date").

5. If no return envelope was enclosed with the Disclosure Statement and Ballot, please send your Ballot to the Solicitation Agent at the address listed in 6(b) below.


                              Exhibit D-2, page 1

6. With respect to holders of direct claims in Class 4 based on syndicated credit facilities:

      a. Holders of such direct claims can vote by completing the Ballot, signing it and returning it to the Solicitation Agent so as to be received by the Solicitation Agent on or before MARCH 24, 2004 AT 5:00 P.M. (NEW YORK CITY TIME) ("Voting Deadline"), unless such deadline is extended by the Debtors.

      b. Ballots should be sent to the Solicitation Agent in the envelope provided or at the following address:

                  Innisfree M&A Incorporated
                  501 Madison Avenue, 20th Floor
                  New York, NY 10022
                  Attn:  Enron Ballot Tabulation

      c. In order to be counted, your Ballot must be actually received by the Voting Deadline.

      d. The Ballot is not a letter of transmittal and may not be used for any purpose other than to transmit votes to accept or reject the Plan.

      e. The Solicitation Agent shall not accept Ballots by facsimile or electronic mail.

                  Tabulation Procedures for All Voting Classes

7. The Bankruptcy Court has established the following procedures regarding the tabulation of votes cast with respect to the Plan:

      a. a vote may be disregarded if the Bankruptcy Court determines, after notice and a hearing, that a vote was not solicited or procured in good faith or in accordance with the provisions of the Bankruptcy Code;

      b. any Ballot that is returned to the Solicitation Agent, but which is unsigned, or has a non-original signature, shall not be counted;

      c. all votes to accept or reject the Plan must be cast by using the appropriate Ballot and in accordance with these voting instructions and votes that are cast in any other manner shall not be counted;

      d. a holder of claims in more than one (1) Class must use separate Ballots for each Class of claims;

      e. a holder of claims shall be deemed to have voted the full amount of its claim in each Class and shall not be entitled to split its vote within a particular Class;

      f. any Ballot (except a Master Ballot) that partially accepts and partially rejects the Plan shall not be counted;


                              Exhibit D-2, page 2

      g. if a holder of claims casts more than one (1) Ballot voting the same claim prior to the Voting Deadline, only the last timely Ballot received by the Solicitation Agent shall be counted;

      h. if a holder of claims casts Ballots received by the Solicitation Agent on the same day, but which are voted inconsistently, such Ballots shall not be counted;

      i. any executed Ballot received by the Solicitation Agent that does not indicate either an acceptance or rejection of the Plan shall not be counted;

      j. any executed Ballot received by the Solicitation Agent that indicates both acceptance and rejection of the Plan shall not be counted;

      k. any entity entitled to vote to accept or reject the Plan may change its vote before the Voting Deadline by casting a superseding Ballot so that it is received on or before such deadline; and

      l. the Solicitation Agent shall not accept a vote by facsimile, telecopy transmission or electronic mail.

8. The Debtors in consultation with the Creditors' Committee, may extend the Voting Deadline in their discretion and without further notice.

9.    A claim that:

      a. is deemed allowed pursuant to the Plan, shall be allowed for voting purposes in the amount and classification deemed allowed in the Plan;

      b. except as otherwise provided in (f), (g), (h) and (m) below and unless temporarily allowed for voting purposes in accordance with Voting Procedures Order, if a filed proof of claim asserts a claim in a wholly unknown or unliquidated amount or is docketed in the database of the court approved official claims docketing agent in these chapter 11 cases, Bankruptcy Services, LLC's ("BSI"), as of January 6, 2004 in the amount of $0, then such claim shall be allowed for voting purposes only in the amount of $1.00;

      c. except as otherwise provided in (f), (g), (h) and (m) below and unless temporarily allowed for voting purposes in accordance with the procedures set forth in the Voting Procedures Order, if a filed proof of claim asserts a claim in a partially unknown or unliquidated amount, then such claim shall be allowed for voting purposes only in the amount of the known or liquidated portion of the claim as docketed in BSI's database as of January 6, 2004;

      d. has been estimated and allowed by an order of the Bankruptcy Court in accordance with the Estimation Motion or otherwise, then such claim shall be allowed for voting purposes in the amount approved by the Bankruptcy Court, provided that the order is entered on or before March 10, 2004;


                              Exhibit D-2, page 3

      e. is listed in the Debtors' schedules as contingent, unliquidated, or disputed and a proof of claim was not (i) filed by the applicable bar date for the filing of proofs of claim established by the Bankruptcy Court, or (ii) deemed timely filed by an order of the Bankruptcy Court prior to January 6, 2004, unless the Debtors have consented in writing, then such claim shall be disallowed for voting purposes;

      f. if (i) the Debtors or any other party have objected to the entirety of a claim by serving and filing an objection, motion or adversary proceeding on or before January 9, 2004 (including, but not limited to, objections seeking to disallow claims under section 502 of the Bankruptcy Code) and (ii) the claim has not been temporarily allowed for voting purposes in accordance with the procedures set forth herein, then such claim shall be disallowed for voting purposes;

      g. if (i) the Debtors or any other party have objected to a portion of a claim by serving and filing an objection, motion or adversary proceeding on or before January 9, 2004 (including, but not limited to, objections seeking to disallow claims under section 502 of the Bankruptcy Code) and (ii) such portion of the claim has not been temporarily allowed for voting purposes in accordance with the procedures set forth herein, then such claim shall be allowed for voting purposes only in the amount that is not the subject of the pending objection;

      h. if (i) the Debtors or any other party have objected to a claim by serving and filing an objection, motion or adversary proceeding to the classification of all or part of a claim on or before January 9, 2004 (including, but not limited to, any requests to subordinate such claim) and (ii) such claim has not been temporarily allowed for voting purposes in accordance with the procedures set forth herein, then the claim shall be allowed for voting purposes only in the classification that is not the subject of the pending objection (if any);

      i. unless otherwise temporarily allowed for voting purposes in accordance with the procedures set forth in the Voting Procedures Order, if one proof of claim asserts the same claim against multiple Debtors, then such claim shall be allowed for voting purposes only against the Debtor as docketed in BSI's claims database as of January 6, 2004;

      j. unless otherwise provided in the Voting Procedures Order or other orders of the Bankruptcy Court, the allowed amount of any proof of claim for voting purposes shall be the amount as docketed in BSI's claims database as of January 6, 2004;

      k. unless otherwise provided in the Voting Procedures Order or other orders of the Bankruptcy Court, for purposes of determining eligibility to vote, the classification of a claim shall be determined based on the classification as docketed in BSI's claims database as of January 6, 2004; provided, however, that any claims for which BSI was unable to identify the classification shall be classified as general unsecured claims;


                              Exhibit D-2, page 4

      l. if a creditor opts into or out of a particular convenience class (as may be applicable under the Plan), then any such election shall be binding upon such creditor regardless of whether the claim is ultimately allowed (if allowed at all) against a different Debtor or in a different amount;

      m. is allowed pursuant to a Bankruptcy Court approved settlement on or before April 14, 2004, then such claim shall be entitled to vote on the Plan in accordance with the terms of such settlement;

      n. unless temporarily allowed for voting purposes in accordance with the procedures set forth in the Voting Procedures Order, if a proof of claim asserts a claim that is not in U.S. dollars, such claim shall be treated as unliquidated and allowed for voting purposes only in the amount of $1.00;

      o. unless temporarily allowed for voting purposes in accordance with the procedures set forth in the Voting Procedures Order, if (i) a proof of claim was filed after the applicable Bar Date, (ii) the creditor did not obtain leave to file a late claim, and (iii) the proof of claim is not docketed in BSI's database as of January 6, 2004 as an amendment of a timely filed claim, then such claim shall be disallowed for voting purposes only;

      p. is a scheduled claim and the creditor filed a proof of claim superseding such scheduled claim, then the scheduled claim is deemed superseded in accordance with Bankruptcy Rule 3003(c)(4) and such scheduled claim shall be disallowed for voting purposes; and

      q. if a creditor withdraws its claim after January 6, 2004, but on or before March 24, 2004, then the creditor shall not be entitled to vote such withdrawn claim;

      provided, however, that, upon application of the holder of any such claims described in (a) through (q) above, the Bankruptcy Court may temporarily allow such claim for voting purposes only in an amount and to the extent that the Bankruptcy Court deems proper for the purpose of accepting or rejecting the Plan. Any such application must be (x) filed with the Bankruptcy Court on or before February 17, 2004 and (y) approved by an order entered by the Bankruptcy Court allowing such claim for voting purposes on or before April 14, 2004.

                                    Questions

10. If you have any questions regarding your Ballot or these voting instructions, please call the Solicitation Agent at (877) 825-8906 (Toll
      Free).


                              Exhibit D-2, page 5

                               VOTING INSTRUCTIONS

                               (Securities Claims)

1. This Ballot is submitted to you to solicit your vote to accept the Fifth Amended Joint Plan of Affiliated Debtors Pursuant to Chapter 11 of the Bankruptcy Code (the "Plan") of Enron Corp., et al. (the "Debtors") that is described in the Debtors' Disclosure Statement for Fifth Amended Joint Plan of Affiliated Debtors Pursuant to Chapter 11 of the United States Bankruptcy Code (the "Disclosure Statement"). All capitalized terms used, but not defined herein or in the Ballot, have the meaning ascribed to such terms in the Plan or Disclosure Statement, as the case may be.

2. PLEASE READ THESE VOTING INSTRUCTIONS, THE PLAN AND THE DISCLOSURE STATEMENT CAREFULLY BEFORE COMPLETING THE BALLOT. YOU SHOULD REVIEW THE PLAN AND THE DISCLOSURE STATEMENT BEFORE YOU VOTE. YOU MAY WISH TO SEEK LEGAL ADVICE CONCERNING THE PLAN AND THE CLASSIFICATION AND TREATMENT OF YOUR CLAIM UNDER THE PLAN.

                         Voting and Non-Voting Classes

3.    As set forth in detail in the Plan and the Disclosure Statement:

      a. Classes 1 and 2 are unimpaired and, accordingly, deemed to have accepted the Plan pursuant to section 1126(f) of the Bankruptcy Code;

      b. Class 190, consisting of intercompany claims, is impaired but the Debtors, as proponents of the Plan, are presumed to have accepted the Plan;

      c. Classes 183 and 376 through 385 are expected to receive no distributions under the Plan and, thus, deemed to have rejected the Plan pursuant to section 1126(g) of the Bankruptcy Code; and

      d. Classes 3 through 182, 184 through 189 and 191 through 375 are impaired and receiving distributions under the Plan and, therefore, the Debtors are soliciting acceptances from holders of claims in these Classes only (collectively, the "Voting Classes").

                                Voting Procedures

4. The Debtors are providing Solicitation Packages containing, among other things, copies of the Plan, Disclosure Statement and Ballots to all record holders of claims entitled to vote in the Voting Classes as of January 6, 2004 (the "Record Date").

5. If no return envelope was enclosed with the Disclosure Statement and Ballot, please contact the Solicitation Agent or your nominee.


                              Exhibit D-3, page 1

6.    With respect to holders of securities claims in the Voting Classes:

      a. Holders of such claims can vote by completing the Ballot, signing it and forwarded it in the enclosed envelope.

      b.    The voting deadline is March 24, 2004 at 5:00 p.m. (New York City
            Time) (the "Voting Deadline").

      c. Your vote must be forwarded in ample time for your vote to be received by the Solicitation Agent by the Voting Deadline or your vote shall not be counted. If the enclosed envelope is addressed to your nominee, make sure your nominee receives your Ballot in time to submit it before the Voting Deadline. A Ballot submitted to a nominee shall not be counted unless and until the nominee properly completes and timely delivers a corresponding master Ballot to the Solicitation Agent.

      d. The Ballot is not a letter of transmittal and may not be used for any purpose other than to transmit votes to accept or reject the Plan.

      e. The Solicitation Agent shall not accept Ballots by facsimile or electronic mail.

7. With respect to holders of voting securities against Enron North America Corp., Enron Power Marketing, Inc., Enron Gas Liquids, Inc., Enron Global Markets LLC, Enron Industrial Markets LLC, Enron Natural Gas Marketing Corp., ENA Upstream Company LLC, Enron Capital & Trade Resources International Corp. and Enron Reserve Acquisition Corp. the Plan provides as follows:

      a. Any holder of an Allowed General Unsecured Claim against Enron North America Corp. (Class 5), Enron Power Marketing, Inc. (Class 6), Enron Gas Liquids, Inc. (Class 17), Enron Global Markets LLC (Class
            18), Enron Industrial Markets LLC (Class 20), Enron Natural Gas Marketing Corp. (Class 37), ENA Upstream Company LLC (Class 38), Enron Capital & Trade Resources International Corp. (Class 42), and Enron Reserve Acquisition Corp. (Class 66) may elect to receive such holder's Pro Rata Share of One Hundred Twenty-Five Million Dollars ($125,000,000.00) in lieu of all or a portion of the Plan Securities to which such holder is otherwise entitled to receive pursuant to the Plan.

            i. In the event that any such holder elects to receive such additional Cash distribution, (a) such holder's distribution of Plan Securities shall be reduced on a dollar-for-dollar basis and (b) distributions of Plan Securities to be made to holders of Allowed General Unsecured Claims against ENE shall be increased on a dollar-for-dollar basis. Such election must be made on the Ballot and be received by the Debtors on or prior to the Voting Deadline. Any election made after the Voting Deadline shall not be binding upon the Debtors unless the Voting Deadline is expressly waived, in writing, by the Debtors; provided, however, that, under no circumstances, may such waiver by the Debtors occur on or after the Effective Date.


                              Exhibit D-3, page 2

            ii. Such election must be made separately. If you have not yet received information about the election, and wish to make an election, please contact your Nominee.

                  Tabulation Procedures for All Voting Classes

8. The Bankruptcy Court has established the following procedures regarding the tabulation of votes cast with respect to the Plan:

      a. a vote may be disregarded if the Bankruptcy Court determines, after notice and a hearing, that a vote was not solicited or procured in good faith or in accordance with the provisions of the Bankruptcy Code;

      b. any Ballot that is returned to the Solicitation Agent, but which is unsigned, or has a non-original signature, shall not be counted;

      c. all votes to accept or reject the Plan must be cast by using the appropriate Ballot and in accordance with these voting instructions and set forth on the Ballot and votes that are cast in any other manner shall not be counted;

      d. a holder of claims in more than one (1) Class must use separate Ballots for each Class of claims;

      e. a holder of claims shall be deemed to have voted the full amount of its claim in each Class and shall not be entitled to split its vote within a particular Class;

      f. any Ballot (except a Master Ballot) that partially accepts and partially rejects the Plan shall not be counted;

      g. if a holder of claims casts more than one (1) Ballot voting the same claim prior to the Voting Deadline, only the last timely Ballot received by the Solicitation Agent shall be counted;

      h. if a holder of claims casts Ballots received by the Solicitation Agent on the same day, but which are voted inconsistently, such Ballots shall not be counted;

      i. any executed Ballot received by the Solicitation Agent that does not indicate either an acceptance or rejection of the Plan shall not be counted;

      j. any executed Ballot received by the Solicitation Agent that indicates both acceptance and rejection of the Plan shall not be counted;

      k. any entity entitled to vote to accept or reject the Plan may change its vote before the Voting Deadline by casting a superseding Ballot so that it is received on or before such deadline; and

      l. the Solicitation Agent shall not accept a vote by facsimile, telecopy transmission or electronic mail.


                              Exhibit D-3, page 3

9. The Debtors may extend the Voting Deadline in their discretion, in consultation with the Creditors' Committee, and without further notice.

10.   A claim that:

      a. is deemed allowed pursuant to the Plan, shall be allowed for voting purposes in the amount and classification deemed allowed in the Plan;

      b. except as otherwise provided in (f), (g), (h) and (m) below and unless temporarily allowed for voting purposes in accordance with Voting Procedures Order, if a filed proof of claim asserts a claim in a wholly unknown or unliquidated amount or is docketed in the database of the court approved official claims docketing agent in these chapter 11 cases, Bankruptcy Services, LLC's ("BSI"), as of January 6, 2004 in the amount of $0, then such claim shall be allowed for voting purposes only in the amount of $1.00;

      c. except as otherwise provided in (f), (g), (h) and (m) below and unless temporarily allowed for voting purposes in accordance with the procedures set forth in the Voting Procedures Order, if a filed proof of claim asserts a claim in a partially unknown or unliquidated amount, then such claim shall be allowed for voting purposes only in the amount of the known or liquidated portion of the claim as docketed in BSI's database as of January 6, 2004;

      d. has been estimated and allowed by an order of the Bankruptcy Court in accordance with the Estimation Motion or otherwise, then such claim shall be allowed for voting purposes in the amount approved by the Bankruptcy Court, provided that the order is entered on or before March 10, 2004;

      e. is listed in the Debtors' schedules as contingent, unliquidated, or disputed and a proof of claim was not (i) filed by the applicable bar date for the filing of proofs of claim established by the Bankruptcy Court, or (ii) deemed timely filed by an order of the Bankruptcy Court prior to January 6, 2004, unless the Debtors have consented in writing, then such claim shall be disallowed for voting purposes;

      f. if (i) the Debtors or any other party have objected to the entirety of a claim by serving and filing an objection, motion or adversary proceeding on or before January 9, 2004 (including, but not limited to, objections seeking to disallow claims under section 502 of the Bankruptcy Code) and (ii) the claim has not been temporarily allowed for voting purposes in accordance with the procedures set forth herein, then such claim shall be disallowed for voting purposes;

      g. if (i) the Debtors or any other party have objected to a portion of a claim by serving and filing an objection, motion or adversary proceeding on or before January 9, 2004 (including, but not limited to, objections seeking to disallow claims under section 502 of the Bankruptcy Code) and (ii) such portion of the claim has not been temporarily allowed for voting purposes in accordance with the procedures set forth herein, then such claim shall be allowed for voting purposes only in the amount that is not the subject of the pending objection;


                              Exhibit D-3, page 4

      h. if (i) the Debtors or any other party have objected to a claim by serving and filing an objection, motion or adversary proceeding to the classification of all or part of a claim on or before January 9, 2004 (including, but not limited to, any requests to subordinate such claim) and (ii) such claim has not been temporarily allowed for voting purposes in accordance with the procedures set forth herein, then the claim shall be allowed for voting purposes only in the classification that is not the subject of the pending objection (if any);

      i. unless otherwise temporarily allowed for voting purposes in accordance with the procedures set forth in the Voting Procedures Order, if one proof of claim asserts the same claim against multiple Debtors, then such claim shall be allowed for voting purposes only against the Debtor as docketed in BSI's claims database as of January 6, 2004;

      j. unless otherwise provided in the Voting Procedures Order or other orders of the Bankruptcy Court, the allowed amount of any proof of claim for voting purposes shall be the amount as docketed in BSI's claims database as of January 6, 2004;

      k. unless otherwise provided in the Voting Procedures Order or other orders of the Bankruptcy Court, for purposes of determining eligibility to vote, the classification of a claim shall be determined based on the classification as docketed in BSI's claims database as of January 6, 2004; provided, however, that any claims for which BSI was unable to identify the classification shall be classified as general unsecured claims;

      l. if a creditor opts into or out of a particular convenience class (as may be applicable under the Plan), then any such election shall be binding upon such creditor regardless of whether the claim is ultimately allowed (if allowed at all) against a different Debtor or in a different amount;

      m. is allowed pursuant to a Bankruptcy Court approved settlement on or before April 14, 2004, then such claim shall be entitled to vote on the Plan in accordance with the terms of such settlement;

      n. unless temporarily allowed for voting purposes in accordance with the procedures set forth in the Voting Procedures Order, if a proof of claim asserts a claim that is not in U.S. dollars, such claim shall be treated as unliquidated and allowed for voting purposes only in the amount of $1.00;

      o. unless temporarily allowed for voting purposes in accordance with the procedures set forth in the Voting Procedures Order, if (i) a proof of claim was filed after the applicable Bar Date, (ii) the creditor did not obtain leave to file a late claim, and (iii) the proof of claim is not docketed in BSI's database as of January 6, 2004 as an amendment of a timely filed claim, then such claim shall be disallowed for voting purposes only;

      p. is a scheduled claim and the creditor filed a proof of claim superseding such scheduled claim, then the scheduled claim is deemed superseded in accordance


                              Exhibit D-3, page 5
            with Bankruptcy Rule 3003(c)(4) and such scheduled claim shall be disallowed for voting purposes; and

      q. if a creditor withdraws its claim after January 6, 2004, but on or before March 24, 2004, then the creditor shall not be entitled to vote such withdrawn claim;

      provided, however, that, upon application of the holder of any such claims described in (a) through (q) above, the Bankruptcy Court may temporarily allow such claim for voting purposes only in an amount and to the extent that the Bankruptcy Court deems proper for the purpose of accepting or rejecting the Plan. Any such application must be (x) filed with the Bankruptcy Court on or before February 17, 2004 and (y) approved by an order entered by the Bankruptcy Court allowing such claim for voting purposes on or before April 14, 2004.

                                    Questions

11. If you have any questions regarding your Ballot or these voting instructions, please call the Solicitation Agent at (877) 825-8906 (Toll
      Free).


                              Exhibit D-3, page 6

                  INSTRUCTIONS FOR COMPLETING THE MASTER BALLOT

VOTING DEADLINE/SOLICITATION AGENT:

         THE VOTING DEADLINE IS 5:00 P. M., NEW YORK CITY TIME, ON MARCH 24, 2004, UNLESS EXTENDED BY THE DEBTORS. To have the vote of your customers count, you must complete, sign, and return this Master Ballot so that it is received by the Solicitation Agent, Innisfree, Attn: Enron Ballot Tabulation, 501 Madison Avenue, 20th Floor, New York, NY 10222, before the Voting Deadline.

HOW TO COMPLETE THE MASTER BALLOT:

         If you are both the registered holder or record holder and Beneficial Holder of any principal amount of Security and you wish to vote such Security:
You may complete, execute, and return to the Solicitation Agent either a Securities Ballot or a Securities Master Ballot.

         IF YOU ARE TRANSMITTING THE VOTES OF ANY BENEFICIAL HOLDERS OF SECURITIES OTHER THAN YOURSELF, YOU MAY, PROVIDED YOUR CHOICE IS IN ACCORDANCE WITH YOUR UNDERLYING DOCUMENTS, EITHER:

         Complete and execute the Securities Ballot (other than Items 2 and 3) and deliver to the Beneficial Holder such "prevalidated" Securities Ballot, along with the Disclosure Statement and other materials requested to be forwarded. The Beneficial Holder should complete Items 2 and 3 of that Ballot and return the completed Ballot to the Solicitation Agent so as to be received before the Voting Deadline:

                                       OR

         For any Securities Ballots you do not "prevalidate":

                  Deliver the Securities Ballot to the Beneficial Holder, along with the Disclosure Statement and other materials requested to be forwarded, and take the necessary actions to enable such Beneficial Holder to (i) complete and execute such Ballot voting to accept or reject the Plan, and (ii) return the completed, executed Ballot to you in sufficient time to enable you to complete the Master Ballot and deliver it to the Solicitation Agent before the Voting Deadline of 5:00 P.M., New York City Time, on March 24, 2004; and

                  With respect to all Securities Ballots returned to you, you must properly complete the Master Ballot, as follows:

                  a. Check the appropriate box in Item 1 on the Master Ballot;

         b. In Item 2 of this Master Ballot, indicate the votes to accept or reject the Plan, as transmitted to you by the Beneficial Holders of Securities. To identify such Beneficial Holders without disclosing their names, please use the customer account number assigned by you to each such Beneficial Holder, or if no such customer account number exists, please assign a


                              Exhibit D-4, page 1
                  number to each account (making sure to retain a separate list of each Beneficial Holder and the assigned number). IMPORTANT:
                  BENEFICIAL HOLDERS MAY NOT SPLIT THEIR VOTES. EACH BENEFICIAL HOLDER MUST VOTE ALL OF HIS, HER, OR ITS SECURITY EITHER TO ACCEPT OR REJECT THE PLAN. IF ANY BENEFICIAL HOLDER HAS ATTEMPTED TO SPLIT SUCH VOTE, PLEASE CONTACT THE SOLICITATION AGENT IMMEDIATELY. Any Ballot or Master Ballot which is validly executed but (i) which does not indicate acceptance or rejection of the Plan by the indicated Beneficial Holder, or
                  (ii) indicates both an acceptance and rejection of the Plan by the indicated Beneficial Holder, shall not be counted;

                  c. Please note that Item 3 of this Master Ballot requests that you transcribe the information provided by each Beneficial Holder from Item 3 of each completed Securities Ballot relating to other Securities voted;

                  d.       Review the certification in Item 4 of the Master
                           Ballot;

                  e. In Item 4, sign and date the Master Ballot, and provide the remaining information requested;

                  f. If additional space is required to respond to any item on the Master Ballot, please use additional sheets of paper clearly marked to indicate the applicable Item of the Master Ballot to which you are responding;

                  g. Contact the Solicitation Agent to arrange for delivery of the completed Master Ballot to its offices; and

                  h. Deliver the completed, executed Master Ballot so as to be received by the Solicitation Agent before the Voting Deadline. For each completed, executed Securities Ballot returned to you by a Beneficial Holder, either forward such Ballot (along with your Master Ballot) to the Solicitation Agent or retain such Securities Ballot in your files for at least one year from the Voting Deadline.

PLEASE NOTE:

         This Master Ballot is not a letter of transmittal and may not be used for any purpose other than to cast votes to accept or reject the Plan. Holders should not surrender, at this time, certificates representing their securities. Neither the Debtors nor the Solicitation Agent shall accept delivery of any such certificates surrendered together with this Master Ballot. Surrender of securities for exchange may only be made by you, and shall only be accepted pursuant to a letter of transmittal that shall be furnished to you by the Debtors following confirmation of the Plan by the United States Bankruptcy Court.


                              Exhibit D-4, page 2

         No Ballot or Master Ballot shall constitute or be deemed (a) a proof of claim or equity interest or an assertion of a claim or equity interest or (b) an admission by the Debtors of the nature, validity or amount of any claim.

         We shall, upon request, reimburse you for customary mailing and handling expenses incurred by you in forwarding the Ballots and other enclosed materials to the Beneficial Holders of Securities held by you as a nominee or in a fiduciary capacity. We shall also pay all transfer taxes, if any, applicable to the transfer and exchange of your securities pursuant to and following confirmation of the Plan.

NOTHING CONTAINED HEREIN OR IN THE ENCLOSED DOCUMENTS SHALL RENDER YOU OR ANY OTHER PERSON THE AGENT OF ANY OF THE DEBTORS OR THE SOLICITATION AGENT, OR AUTHORIZE YOU OR ANY OTHER PERSON TO USE ANY DOCUMENT OR MAKE ANY STATEMENTS ON BEHALF OF ANY OF THEM WITH RESPECT TO THE PLAN, EXCEPT FOR THE STATEMENTS CONTAINED IN THE ENCLOSED DOCUMENTS.

IF YOU HAVE ANY QUESTIONS REGARDING THIS MASTER BALLOT OR THE VOTING PROCEDURES OR IF YOU NEED ADDITIONAL COPIES OF THE MASTER BALLOT, BALLOTS, DISCLOSURE STATEMENT, OR OTHER RELATED MATERIALS, PLEASE CALL INNISFREE AT (212) 750-5833.


                              Exhibit D-4, page 3

                               VOTING INSTRUCTIONS

                                 (TOPRS Claims)

1. This Ballot is submitted to you to solicit your vote to accept the Fifth Amended Joint Plan of Affiliated Debtors Pursuant to Chapter 11 of the Bankruptcy Code (the "Plan") of Enron Corp., et al. (the "Debtors") that is described in the Debtors' Disclosure Statement for Fifth Amended Joint Plan of Affiliated Debtors Pursuant to Chapter 11 of the United States Bankruptcy Code (the "Disclosure Statement"). All capitalized terms used, but not defined herein or in the Ballot, have the meaning ascribed to such terms in the Plan or Disclosure Statement, as the case may be.

2. PLEASE READ THESE VOTING INSTRUCTIONS, THE PLAN AND THE DISCLOSURE STATEMENT CAREFULLY BEFORE COMPLETING THE BALLOT. YOU SHOULD REVIEW THE PLAN AND THE DISCLOSURE STATEMENT BEFORE YOU VOTE. YOU MAY WISH TO SEEK LEGAL ADVICE CONCERNING THE PLAN AND THE CLASSIFICATION AND TREATMENT OF YOUR CLAIM UNDER THE PLAN.

                          Voting and Non-Voting Classes

3.       As set forth in detail in the Plan and the Disclosure Statement:

         a. Classes 1 and 2 are unimpaired and, accordingly, deemed to have accepted the Plan pursuant to section 1126(f) of the Bankruptcy Code;

         b. Class 190, consisting of intercompany claims, is impaired but the Debtors, as proponents of the Plan, are presumed to have accepted the Plan;

         c. Classes 183 and 376 through 385 are expected to receive no distributions under the Plan and, thus, deemed to have rejected the Plan pursuant to section 1126(g) of the Bankruptcy Code; and

         d. Classes 3 through 182, 184 through 189 and 191 through 375 are impaired and receiving distributions under the Plan and, therefore, the Debtors are soliciting acceptances from holders of claims in these Classes only (collectively, the "Voting Classes").

                                Voting Procedures

4. The Debtors are providing Solicitation Packages containing, among other things, copies of the Plan, Disclosure Statement and Ballots to all record holders of claims entitled to vote in the Voting Classes as of January 6, 2004 (the "Record Date").

5. If no return envelope was enclosed with the Disclosure Statement and Ballot, please contact the Solicitation Agent or your nominee.


                              Exhibit D-5, page 1

6.       With respect to holders of Allowed TOPRS Debenture Claims:

         a. Holders of such claims can vote by completing the Ballot, signing it and forwarded it in the enclosed envelope.

         b. The voting deadline is March 24, 2004 at 5:00 p.m. (New York City Time) (the "Voting Deadline").

         c. Your vote must be forwarded in ample time for your vote to be received by the Solicitation Agent by the Voting Deadline or your vote shall not be counted. If the enclosed envelope is addressed to your nominee, make sure your nominee receives your Ballot in time to submit it before the Voting Deadline. A Ballot submitted to a nominee shall not be counted unless and until the nominee properly completes and timely delivers a corresponding master Ballot to the Solicitation Agent.

         d. The Ballot is not a letter of transmittal and may not be used for any purpose other than to transmit votes to accept or reject the Plan.

         e. The Solicitation Agent shall not accept Ballots by facsimile or electronic mail.

7. The Plan provides the holders of Allowed TOPRS Debenture Claims the option to make certain elections with regard to your claim as follows:

         a. Notwithstanding the provisions of Section 7.1 of the Plan, pursuant to the compromise and settlement set forth herein and in the TOPRS Stipulation, each holder of TOPRS may elect to receive additional distributions of Cash in lieu of distributions of CrossCountry Common Equity, PGE Common Stock and Prisma Common Stock to which such holder is entitled to receive derivatively on account of the Allowed ETS Debenture Claims held by EPF I and EPF II. To the extent elected, ENE shall be deemed to have purchased from EPF I and EPF II the shares of CrossCountry Common Equity, PGE Common Stock and Prisma Common Stock otherwise distributed at a price equal to the per share value determined by the Bankruptcy Court at the Confirmation Hearing. Such election must be made on the Ballot tendered by the ETS Indenture Trustee with respect to the ETS Debenture Claims and be received by the Debtors on or prior to the Voting Deadline; provided, however, that, in the event that the holders of Allowed ETS Debenture Claims do not vote to accept the Plan such that, if the ETS Debenture Claims were deemed to be a separate Class of Claims, such Class would be deemed to have rejected the Plan in accordance with the provisions of section 1126 of the Bankruptcy Code, any such election shall be deemed null and void and the provisions of
                  Section 7.8 of the Plan shall have no force or effect. Any election made after the Voting Deadline shall not be binding upon the Debtors unless the Voting Deadline is expressly waived, in writing, by the Debtors; provided, however, that, under no circumstances, may such waiver by the Debtors occur on or after the Effective Date


                              Exhibit D-5, page 2

                           i. Such election must be made separately. If you have
                  not yet received information about the election, and wish to make an election, please contact your Nominee.

                  Tabulation Procedures for All Voting Classes

8. The Bankruptcy Court has established the following procedures regarding the tabulation of votes cast with respect to the Plan:

         a. a vote may be disregarded if the Bankruptcy Court determines, after notice and a hearing, that a vote was not solicited or procured in good faith or in accordance with the provisions of the Bankruptcy Code;

         b. any Ballot that is returned to the Solicitation Agent, but which is unsigned, or has a non-original signature, shall not be counted;

         c. all votes to accept or reject the Plan must be cast by using the appropriate Ballot and in accordance with these voting instructions and set forth on the Ballot and votes that are cast in any other manner shall not be counted;

         d. a holder of claims in more than one (1) Class must use separate Ballots for each Class of claims;

         e. a holder of claims shall be deemed to have voted the full amount of its claim in each Class and shall not be entitled to split its vote within a particular Class;

         f. any Ballot (except a Master Ballot) that partially accepts and partially rejects the Plan shall not be counted;

         g. if a holder of claims casts more than one (1) Ballot voting the same claim prior to the Voting Deadline, only the last timely Ballot received by the Solicitation Agent shall be counted;

         h. if a holder of claims casts Ballots received by the Solicitation Agent on the same day, but which are voted inconsistently, such Ballots shall not be counted;

         i. any executed Ballot received by the Solicitation Agent that does not indicate either an acceptance or rejection of the Plan shall not be counted;

         j. any executed Ballot received by the Solicitation Agent that indicates both acceptance and rejection of the Plan shall not be counted;

         k. any entity entitled to vote to accept or reject the Plan may change its vote before the Voting Deadline by casting a superseding Ballot so that it is received on or before such deadline; and

         l. the Solicitation Agent shall not accept a vote by facsimile, telecopy transmission or electronic mail.


                              Exhibit D-5, page 3

9. The Debtors may extend the Voting Deadline in their discretion, in consultation with the Creditors' Committee, and without further notice.

10.      A claim that:

         a. is deemed allowed pursuant to the Plan, shall be allowed for voting purposes in the amount and classification deemed allowed in the Plan;

         b. except as otherwise provided in (f), (g), (h) and (m) below and unless temporarily allowed for voting purposes in accordance with Voting Procedures Order, if a filed proof of claim asserts a claim in a wholly unknown or unliquidated amount or is docketed in the database of the court approved official claims docketing agent in these chapter 11 cases, Bankruptcy Services, LLC's ("BSI"), as of January 6, 2004 in the amount of $0, then such claim shall be allowed for voting purposes only in the amount of $1.00;

         c. except as otherwise provided in (f), (g), (h) and (m) below and unless temporarily allowed for voting purposes in accordance with the procedures set forth in the Voting Procedures Order, if a filed proof of claim asserts a claim in a partially unknown or unliquidated amount, then such claim shall be allowed for voting purposes only in the amount of the known or liquidated portion of the claim as docketed in BSI's database as of January 6, 2004;

         d. has been estimated and allowed by an order of the Bankruptcy Court in accordance with the Estimation Motion or otherwise, then such claim shall be allowed for voting purposes in the amount approved by the Bankruptcy Court, provided that the order is entered on or before March 10, 2004;

         e. is listed in the Debtors' schedules as contingent, unliquidated, or disputed and a proof of claim was not (i) filed by the applicable bar date for the filing of proofs of claim established by the Bankruptcy Court, or (ii) deemed timely filed by an order of the Bankruptcy Court prior to January 6, 2004, unless the Debtors have consented in writing, then such claim shall be disallowed for voting purposes;

         f. if (i) the Debtors or any other party have objected to the entirety of a claim by serving and filing an objection, motion or adversary proceeding on or before January 9, 2004 (including, but not limited to, objections seeking to disallow claims under section 502 of the Bankruptcy Code) and (ii) the claim has not been temporarily allowed for voting purposes in accordance with the procedures set forth herein, then such claim shall be disallowed for voting purposes;

         g. if (i) the Debtors or any other party have objected to a portion of a claim by serving and filing an objection, motion or adversary proceeding on or before January 9, 2004 (including, but not limited to, objections seeking to disallow claims under section 502 of the Bankruptcy Code) and (ii) such portion of the claim has not been temporarily allowed for voting purposes in accordance with the procedures set forth herein, then such claim shall be allowed for voting purposes only in the amount that is not the subject of the pending objection;


                              Exhibit D-5, page 4

         h. if (i) the Debtors or any other party have objected to a claim by serving and filing an objection, motion or adversary proceeding to the classification of all or part of a claim on or before January 9, 2004 (including, but not limited to, any requests to subordinate such claim) and (ii) such claim has not been temporarily allowed for voting purposes in accordance with the procedures set forth herein, then the claim shall be allowed for voting purposes only in the classification that is not the subject of the pending objection (if any);

         i. unless otherwise temporarily allowed for voting purposes in accordance with the procedures set forth in the Voting Procedures Order, if one proof of claim asserts the same claim against multiple Debtors, then such claim shall be allowed for voting purposes only against the Debtor as docketed in BSI's claims database as of January 6, 2004;

         j. unless otherwise provided in the Voting Procedures Order or other orders of the Bankruptcy Court, the allowed amount of any proof of claim for voting purposes shall be the amount as docketed in BSI's claims database as of January 6, 2004;

         k. unless otherwise provided in the Voting Procedures Order or other orders of the Bankruptcy Court, for purposes of determining eligibility to vote, the classification of a claim shall be determined based on the classification as docketed in BSI's claims database as of January 6, 2004; provided, however, that any claims for which BSI was unable to identify the classification shall be classified as general unsecured claims;

         l. if a creditor opts into or out of a particular convenience class (as may be applicable under the Plan), then any such election shall be binding upon such creditor regardless of whether the claim is ultimately allowed (if allowed at all) against a different Debtor or in a different amount;

         m. is allowed pursuant to a Bankruptcy Court approved settlement on or before April 14, 2004, then such claim shall be entitled to vote on the Plan in accordance with the terms of such settlement;

         n. unless temporarily allowed for voting purposes in accordance with the procedures set forth in the Voting Procedures Order, if a proof of claim asserts a claim that is not in U.S. dollars, such claim shall be treated as unliquidated and allowed for voting purposes only in the amount of $1.00;

         o. unless temporarily allowed for voting purposes in accordance with the procedures set forth in the Voting Procedures Order, if (i) a proof of claim was filed after the applicable Bar Date, (ii) the creditor did not obtain leave to file a late claim, and (iii) the proof of claim is not docketed in BSI's database as of January 6, 2004 as an amendment of a timely filed claim, then such claim shall be disallowed for voting purposes only;

         p. is a scheduled claim and the creditor filed a proof of claim superseding such scheduled claim, then the scheduled claim is deemed superseded in accordance


                              Exhibit D-5, page 5
                  with Bankruptcy Rule 3003(c)(4) and such scheduled claim shall be disallowed for voting purposes; and

         q. if a creditor withdraws its claim after January 6, 2004, but on or before March 24, 2004, then the creditor shall not be entitled to vote such withdrawn claim;

         provided, however, that, upon application of the holder of any such claims described in (a) through (q) above, the Bankruptcy Court may temporarily allow such claim for voting purposes only in an amount and to the extent that the Bankruptcy Court deems proper for the purpose of accepting or rejecting the Plan. Any such application must be (x) filed with the Bankruptcy Court on or before February 17, 2004 and (y) approved by an order entered by the Bankruptcy Court allowing such claim for voting purposes on or before April 14, 2004.

                                    Questions

11. If you have any questions regarding your Ballot or these voting instructions, please call the Solicitation Agent at (877) 825-8906 (Toll Free).


                              Exhibit D-5, page 6

                               VOTING INSTRUCTIONS

  (General Unsecured Claims and Guaranty Claims Related to ___________________)

                              GENERAL INSTRUCTIONS

1. This Ballot is submitted to you to solicit your vote to accept the Fifth Amended Joint Plan of Affiliated Debtors Pursuant to Chapter 11 of the Bankruptcy Code (the "Plan") of Enron Corp., et al. (the "Debtors") that is described in the Debtors' Disclosure Statement for Fifth Amended Joint Plan of Affiliated Debtors Pursuant to Chapter 11 of the United States Bankruptcy Code (the "Disclosure Statement"). All capitalized terms used, but not defined herein or in the Ballot, have the meaning ascribed to such terms in the Plan or Disclosure Statement.

2. PLEASE READ THESE VOTING INSTRUCTIONS, THE PLAN AND THE DISCLOSURE STATEMENT CAREFULLY BEFORE COMPLETING THE BALLOT. YOU SHOULD REVIEW THE PLAN AND THE DISCLOSURE STATEMENT BEFORE YOU VOTE. YOU MAY WISH TO SEEK LEGAL ADVICE CONCERNING THE PLAN AND THE CLASSIFICATION AND TREATMENT OF YOU CLAIM UNDER THE PLAN.

                         Voting and Non Voting Classes

3.    As set forth in detail in the Plan and the Disclosure Statement:

      a. Classes 1 and 2 are unimpaired and, accordingly, deemed to have accepted the Plan pursuant to section 1126(f) of the Bankruptcy Code;

      b. Class 190, consisting of intercompany claims, is impaired but the Debtors, as proponents of the Plan, are presumed to have accepted the Plan;

      c. Classes 183 and 376 through 385 are expected to receive no distributions under the Plan and, thus, deemed to have rejected the Plan pursuant to section 1126(g) of the Bankruptcy Code; and

      d. Classes 3 through 182, 184 through 189 and 191 through 375 are impaired and receiving distributions under the Plan and, therefore, the Debtors are soliciting acceptances from holders of claims in these Classes only (collectively, the "Voting Classes").

               Ballots For Beneficial Holders of Trust Securities

4. The Debtors have supplied the Nominee with sufficient copies of Solicitation Packages and Beneficial Holder Ballots for those who are entitled to vote on whether the Securities Trust should vote to accept or reject the Plan.


                              Exhibit D-6, page 1

5. The Nominee should forward copies of the Beneficial Holder Ballots and Solicitation Packages to all Beneficial Holders of Trust Securities in order to solicit their votes in accordance with the mandates of the Securities Trust and the Trustee's duties thereunder.

6. The Nominee is required to forward the Solicitation Packages and Beneficial Holder Ballots to Beneficial Holders within five (5) business days of receipt of same. The Nominee must instruct the Beneficial Holders to return their Beneficial Holder Ballots to the Solicitation Agent in the self-addressed, postage-prepaid envelopes provided by the Debtors.

7. YOUR BENEFICIAL HOLDER BALLOT MUST BE ACTUALLY RECEIVED BY INNISFREE BY NOON (NEW YORK CITY TIME) ON MARCH 15, 2004 IN ORDER FOR YOUR BALLOT TO BE COUNTED.

8. The Solicitation Agent must tabulate the votes of the Beneficial Holders and deliver the results of the tabulation to the Trustee. The Trustee shall then complete (if at all) the Trustee Ballot based on the tabulation of the Beneficial Holder Ballots in accordance with the provisions of the Securities Trust and the Trustee's duties thereunder.

9. The Trustee must then forward the Trustee Ballot casting the vote for the Securities Trust to the Solicitation Agent by the Voting Deadline.

10. Beneficial Holders of Trust Securities are not entitled to vote as individual creditors of the Debtors.

11. With respect to Beneficial Holders of Allowed General Unsecured Claims in those Classes enumerated below, the Ballot provides the option to make certain elections with regard to your indirect claim based upon the Plan which provides as follows:

      a. Any holder of an Allowed General Unsecured Claim against Enron North America Corp. (Class 5), Enron Power Marketing, Inc. (Class 6), Enron Gas Liquids, Inc. (Class 17), Enron Global Markets LLC (Class
            18), Enron Industrial Markets LLC (Class 20), Enron Natural Gas Marketing Corp. (Class 37), ENA Upstream Company LLC (Class 38), Enron Capital & Trade Resources International Corp. (Class 42), and Enron Reserve Acquisition Corp. (Class 66) may elect to receive such holder's Pro Rata Share of One Hundred Twenty-Five Million Dollars ($125,000,000.00) in lieu of all or a portion of the Plan Securities to which such holder is otherwise entitled to receive pursuant to the Plan.

            i. In the event that any holder elects to receive such additional Cash distribution, (a) such holder's distribution of Plan Securities shall be reduced on a dollar-for-dollar basis and
                  (b) distributions of Plan Securities to be made to holders of Allowed General Unsecured Claims against ENE shall be increased on a dollar-for-dollar basis. Such election must be made on the Ballot and be received by the Debtors on or prior to the Voting Deadline. Any election made after the Voting Deadline shall not be binding upon the Debtors unless the Voting Deadline is expressly waived, in writing, by the Debtors; provided, however, that, under no


                              Exhibit D-6, page 2
                  circumstances, may such waiver by the Debtors occur on or after the Effective Date.

      b. The Beneficial Holder may vote to have its Fiduciary make the election indicated above by marking item number 4 on the Beneficial Holder Ballot. The Beneficial Holder will be bound by the election made by the Fiduciary.

                Voting Procedures for Ballots Cast By The Trustee

12. The Debtors are providing Solicitation Packages containing, among other things, copies of the Plan, Disclosure Statement and Ballots to all record holders of claims in the Voting Classes as of January 6, 2004 (the "Record Date").

13. If no return envelope was enclosed with the Disclosure Statement and Ballot, please send your Ballot to the Solicitation Agent at the address listed in 6(b) below.

14.   With respect to votes cast by the Trustee:

      a. The Trustee can vote for the Securities Trust by completing the Trustee Ballot, signing it and returning it to the Solicitation Agent so as to be received by the Solicitation Agent on or before MARCH 24, 2004 AT 5:00 P.M. (NEW YORK CITY TIME) ("Voting Deadline"), unless such deadline is extended by the Debtors.

      b. All Ballots should be sent to the Solicitation Agent at the following address:

                  Innisfree M&A Incorporated
                  501 Madison Avenue, 20th Floor
                  New York, NY 10022
                  Attn:  Enron Ballot Tabulation

      c. In order to be counted, your Trustee Ballot must be actually received by the Voting Deadline.

      d. The Trustee Ballot is not a letter of transmittal and may not be used for any purpose other than to transmit votes to accept or reject the Plan.

      e. The Solicitation Agent shall not accept Trustee Ballots by facsimile or electronic mail.

15. With respect to holders of Allowed General Unsecured Claims in those Classes enumerated below, the Ballot provides the option to make certain elections with regard to your claim based upon the Plan which provides as follows:

      a. Any holder of an Allowed General Unsecured Claim against Enron North America Corp. (Class 5), Enron Power Marketing, Inc. (Class 6), Enron Gas Liquids, Inc. (Class 17), Enron Global Markets LLC (Class
            18), Enron Industrial Markets LLC (Class 20), Enron Natural Gas Marketing Corp. (Class 37), ENA Upstream Company LLC (Class 38), Enron Capital & Trade Resources


                              Exhibit D-6, page 3

            International Corp. (Class 42), and Enron Reserve Acquisition Corp. (Class 66) may elect to receive such holder's Pro Rata Share of One Hundred Twenty-Five Million Dollars ($125,000,000.00) in lieu of all or a portion of the Plan Securities to which such holder is otherwise entitled to receive pursuant to the Plan.

            i. In the event that any such holder elects to receive such additional Cash distribution, (a) such holder's distribution of Plan Securities shall be reduced on a dollar-for-dollar basis and (b) distributions of Plan Securities to be made to holders of Allowed General Unsecured Claims against ENE shall be increased on a dollar-for-dollar basis. Such election must be made on the Ballot and be received by the Debtors on or prior to the Voting Deadline. Any election made after the Voting Deadline shall not be binding upon the Debtors unless the Voting Deadline is expressly waived, in writing, by the Debtors; provided, however, that, under no circumstances, may such waiver by the Debtors occur on or after the Effective Date.

            ii. Any such holder may make the election indicated above by marking item number 4 on the Ballot. If the election is made, such holder's vote shall count as a General Unsecured vote against the Debtor and the entire securities issue will be deemed to have made the election described above.

                  Tabulation Procedures for All Voting Classes

16. The Bankruptcy Court has established the following procedures regarding the tabulation of votes cast with respect to the Plan:

      a. votes may be disregarded if the Bankruptcy Court determines, after notice and a hearing, that a vote was not solicited or procured in good faith or in accordance with the provisions of the Bankruptcy Code;

      b. any Ballot that is returned to the Solicitation Agent, but which is unsigned, or has a non-original signature, shall not be counted;

      c. all votes to accept or reject the Plan must be cast by using the appropriate Ballot and in accordance with these voting instructions and votes that are cast in any other manner shall not be counted;

      d. a holder of claims in more than one (1) Class must use separate Ballots for each Class of claims;

      e. a holder of claims shall be deemed to have voted the full amount of its claim in each Class and shall not be entitled to split its vote within a particular Class;

      f. any Ballot that partially accepts and partially rejects the Plan shall not be counted;


                              Exhibit D-6, page 4

      g. if a holder of claims casts more than one (1) Ballot voting the same claim prior to the Voting Deadline, only the last timely Ballot received by the Solicitation Agent shall be counted;

      h. if a holder of claims casts Ballots received by the Solicitation Agent on the same day, but which are voted inconsistently, such Ballots shall not be counted;

      i. any executed Ballot received by the Solicitation Agent that does not indicate either an acceptance or rejection of the Plan shall not be counted;

      j. any executed Ballot received by the Solicitation Agent that indicates both acceptance and rejection of the Plan shall not be counted;

      k. any entity entitled to vote to accept or reject the Plan may change its vote before the Voting Deadline by casting a superseding Ballot so that it is received on or before such deadline; and

      l. the Solicitation Agent shall not accept a vote by facsimile, telecopy transmission or electronic mail.

17. The Debtors, in consultation with the Creditors' Committee, may extend the Voting Deadline in their discretion and without further notice.

18.   A claim that:

      a. is deemed allowed pursuant to the Plan, shall be allowed for voting purposes in the amount and classification deemed allowed in the Plan;

      b. except as otherwise provided in (f), (g), (h) and (m) below and unless temporarily allowed for voting purposes in accordance with Voting Procedures Order, if a filed proof of claim asserts a claim in a wholly unknown or unliquidated amount or is docketed in the database of the court approved official claims docketing agent in these chapter 11 cases, Bankruptcy Services, LLC's ("BSI"), as of January 6, 2004 in the amount of $0, then such claim shall be allowed for voting purposes only in the amount of $1.00;

      c. except as otherwise provided in (f), (g), (h) and (m) below and unless temporarily allowed for voting purposes in accordance with the procedures set forth in the Voting Procedures Order, if a filed proof of claim asserts a claim in a partially unknown or unliquidated amount, then such claim shall be allowed for voting purposes only in the amount of the known or liquidated portion of the claim as docketed in BSI's database as of January 6, 2004;

      d. has been estimated and allowed by an order of the Bankruptcy Court in accordance with the Estimation Motion or otherwise, then such claim shall be allowed for voting purposes in the amount approved by the Bankruptcy Court, provided that the order is entered on or before March 10, 2004;


                              Exhibit D-6, page 5

      e. is listed in the Debtors' schedules as contingent, unliquidated, or disputed and a proof of claim was not (i) filed by the applicable bar date for the filing of proofs of claim established by the Bankruptcy Court, or (ii) deemed timely filed by an order of the Bankruptcy Court prior to January 6, 2004, unless the Debtors have consented in writing, then such claim shall be disallowed for voting purposes;

      f. if (i) the Debtors or any other party have objected to the entirety of a claim by serving and filing an objection, motion or adversary proceeding on or before January 9, 2004 (including, but not limited to, objections seeking to disallow claims under section 502 of the Bankruptcy Code) and (ii) the claim has not been temporarily allowed for voting purposes in accordance with the procedures set forth herein, then such claim shall be disallowed for voting purposes;

      g. if (i) the Debtors or any other party have objected to a portion of a claim by serving and filing an objection, motion or adversary proceeding on or before January 9, 2004 (including, but not limited to, objections seeking to disallow claims under section 502 of the Bankruptcy Code) and (ii) such portion of the claim has not been temporarily allowed for voting purposes in accordance with the procedures set forth herein, then such claim shall be allowed for voting purposes only in the amount that is not the subject of the pending objection;

      h. if (i) the Debtors or any other party have objected to a claim by serving and filing an objection, motion or adversary proceeding to the classification of all or part of a claim on or before January 9, 2004 (including, but not limited to, any requests to subordinate such claim) and (ii) such claim has not been temporarily allowed for voting purposes in accordance with the procedures set forth herein, then the claim shall be allowed for voting purposes only in the classification that is not the subject of the pending objection (if any);

      i. unless otherwise temporarily allowed for voting purposes in accordance with the procedures set forth in the Voting Procedures Order, if one proof of claim asserts the same claim against multiple Debtors, then such claim shall be allowed for voting purposes only against the Debtor as docketed in BSI's claims database as of January 6, 2004;

      j. unless otherwise provided in the Voting Procedures Order or other orders of the Bankruptcy Court, the allowed amount of any proof of claim for voting purposes shall be the amount as docketed in BSI's claims database as of January 6, 2004;

      k. unless otherwise provided in the Voting Procedures Order or other orders of the Bankruptcy Court, for purposes of determining eligibility to vote, the classification of a claim shall be determined based on the classification as docketed in BSI's claims database as of January 6, 2004; provided, however, that any claims for which BSI was unable to identify the classification shall be classified as general unsecured claims;


                              Exhibit D-6, page 6

      l. if a creditor opts into or out of a particular convenience class (as may be applicable under the Plan), then any such election shall be binding upon such creditor regardless of whether the claim is ultimately allowed (if allowed at all) against a different Debtor or in a different amount;

      m. is allowed pursuant to a Bankruptcy Court approved settlement on or before April 14, 2004, then such claim shall be entitled to vote on the Plan in accordance with the terms of such settlement;

      n. unless temporarily allowed for voting purposes in accordance with the procedures set forth in the Voting Procedures Order, if a proof of claim asserts a claim that is not in U.S. dollars, such claim shall be treated as unliquidated and allowed for voting purposes only in the amount of $1.00;

      o. unless temporarily allowed for voting purposes in accordance with the procedures set forth in the Voting Procedures Order, if (i) a proof of claim was filed after the applicable Bar Date, (ii) the creditor did not obtain leave to file a late claim, and (iii) the proof of claim is not docketed in BSI's database as of January 6, 2004 as an amendment of a timely filed claim, then such claim shall be disallowed for voting purposes only;

      p. is a scheduled claim and the creditor filed a proof of claim superseding such scheduled claim, then the scheduled claim is deemed superseded in accordance with Bankruptcy Rule 3003(c)(4) and such scheduled claim shall be disallowed for voting purposes; and

      q. if a creditor withdraws its claim after January 6, 2004, but on or before March 24, 2004, then the creditor shall not be entitled to vote such withdrawn claim;

      provided, however, that, upon application of the holder of any such claims described in (a) through (q) above, the Bankruptcy Court may temporarily allow such claim for voting purposes only in an amount and to the extent that the Bankruptcy Court deems proper for the purpose of accepting or rejecting the Plan. Any such application must be (x) filed with the Bankruptcy Court on or before February 17, 2004 and (y) approved by an order entered by the Bankruptcy Court allowing such claim for voting purposes on or before April 14, 2004.

                                    Questions

19. If you have any questions regarding your Ballot or these voting instructions, please call the Solicitation Agent at (877) 825-8906 (Toll
      Free).


                              Exhibit D-6, page 7

                               VOTING INSTRUCTIONS

              GENERAL INSTRUCTIONS FOR TEMPORARY ALLOWANCE BALLOTS

1. You have filed a motion (the "Temporary Allowance Motion") with the United States Bankruptcy Court for the Southern District of New York (the "Bankruptcy Court") requesting that your claim be temporarily allowed for voting purposes. Receipt of a Provisional Ballot and Voting Instructions does not mean that you have an allowed claim entitled to vote on the Fifth Amended Joint Plan of Affiliated Debtors Pursuant to Chapter 11 of the Bankruptcy Code (the "Plan") of Enron Corp., et al. (the "Debtors") that is described in the Debtors' Disclosure Statement for Fifth Amended Joint Plan of Affiliated Debtors Pursuant to Chapter 11 of the United States Bankruptcy Code (the "Disclosure Statement"). Rather, whether you have a claim and, if so, the amount and classification of such claim, shall be determined by the Bankruptcy Court on or before April 14, 2004. This provisional Ballot (the "Provisional Ballot") and Solicitation Package has been sent to you in order to provide you with sufficient time to review the Plan and Disclosure Statement and determine how you would like to vote on the Plan if the Bankruptcy Court ultimately allows your claim to vote on the Plan on or before April 14, 2004. IF THE BANKRUPTCY COURT ULTIMATELY ALLOWS YOUR CLAIM FOR VOTING PURPOSES THEN YOUR VOTE WILL BE COUNTED IF AND ONLY IF THE SOLICITATION AGENT RECEIVES A FULLY EXECUTED COPY OF THIS BALLOT BY NO LATER THAN 5:00 P.M. (NEW YORK CITY TIME) ON MARCH 24, 2004 (THE "VOTING DEADLINE"). All capitalized terms used, but not defined herein or in the Provisional Ballot have the meanings ascribed to such terms as set forth in the Plan or Disclosure Statement.

2. PLEASE READ THESE VOTING INSTRUCTIONS, THE PLAN AND THE DISCLOSURE STATEMENT CAREFULLY BEFORE COMPLETING THE PROVISIONAL BALLOT. YOU SHOULD REVIEW THE PLAN AND THE DISCLOSURE STATEMENT BEFORE YOU VOTE. YOU MAY WISH TO SEEK LEGAL ADVICE CONCERNING THE PLAN AND THE CLASSIFICATION AND TREATMENT OF YOUR CLAIM UNDER THE PLAN.

                         Voting and Non-Voting Classes

3.    As set forth in detail in the Plan and the Disclosure Statement:

      a. Classes 1 and 2 are unimpaired and, accordingly, deemed to have accepted the Plan pursuant to section 1126(f) of the Bankruptcy Code;

      b. Class 190, consisting of intercompany claims, is impaired but the Debtors, as proponents of the Plan, are presumed to have accepted the Plan;

      c. Classes 183 and 376 through 385 are expected to receive no distributions under the Plan and, thus, deemed to have rejected the Plan pursuant to section 1126(g) of the Bankruptcy Code; and

      d. Classes 3 through 182, 184 through 189 and 191 through 375 are impaired and receiving distributions under the Plan and, therefore, the Debtors are soliciting


                              Exhibit D-7, page 1
            acceptances from holders of claims in these Classes only (collectively, the "Voting Classes").

                                Voting Procedures

4. The Debtors have provided a Solicitation Package containing, among other things, copies of the Plan, Disclosure Statement and the Provisional Ballot to you because you have filed a Temporary Allowance Motion with the Bankruptcy Court.

5. If no return envelope was enclosed with the Disclosure Statement and Provisional Ballot, please send your Provisional Ballot to the Solicitation Agent at the address listed below.

6. With respect to holders of claims in the Voting Classes that have Temporary Allowance Motions:

      a. Holders of such claims can vote by completing the Provisional Ballot, signing it and returning it to the Solicitation Agent so as to be received by the Solicitation Agent on or before MARCH 24, 2004 AT 5:00 P.M. (NEW YORK CITY TIME) (the "Voting Deadline").

      b. Provisional Ballots should be sent to the Solicitation Agent in the envelope provided or at the following address:

                  Innisfree M&A Incorporated
                  501 Madison Avenue, 20th Floor
                  New York, NY 10022
                  Attn:  Enron Ballot Tabulation

      c. In order to be counted, your Provisional Ballot must be actually received by the Voting Deadline and the Bankruptcy Court must allow your claim for voting purposes on or before April 14, 2004.

      d. The Provisional Ballot is not a letter of transmittal and may not be used for any purpose other than to transmit votes to accept or reject the Plan.

      e. The Solicitation Agent shall not accept Provisional Ballots by facsimile or electronic mail.

7. With respect to holders of Allowed General Unsecured Claims in Classes 3 through 182, the Provisional Ballot provides the option to make certain elections with regard to your claim based upon the Plan as follows:

      a. Other than a holder of (i) an Enron Senior Notes Claim, (ii) an Enron Subordinated Debenture Claim, (iii) an ETS Debenture Claim,
            (iv) an ENA Debenture Claim and (v) any other General Unsecured Claim that is a component of a larger General Unsecured Claim, any holder of an Allowed General Unsecured Claim in Classes 3 through 182, portions of which may be held by such or any other holder whose Allowed General Unsecured Claim, is more than


                              Exhibit D-7, page 2

            Fifty Thousand Dollars ($50,000.00), and who elects to reduce the amount of such Allowed Claim to Fifty Thousand Dollars ($50,000.00), shall, at such holder's option, be entitled to receive, based on such Allowed Claim as so reduced, distributions pursuant to Article XVI of the Plan. Such election must be made on the Ballot and be received by the Debtors on or prior to the Voting Deadline. Any election made after the Voting Deadline shall not be binding upon the Debtors unless the Voting Deadline is expressly waived, in writing, by the Debtors; provided, however, that, under no circumstances, may such waiver by the Debtors occur on or after the Effective Date.

            i. Any such holder may make the election indicated above by marking item number 3 on the Provisional Ballot. If the election is made, such holder's vote shall count as a Convenience Class vote against the Debtor indicated in Item 5 of the Provisional Ballot.

            ii. If a creditor opts into or out of the convenience Class (as may be applicable under the Plan), then any such election shall be binding on such creditor regardless of whether the claim is ultimately allowed (if allowed at all) against a different Debtor.

8. With respect to holders of Allowed General Unsecured Claims in those Classes enumerated below, the Provisional Ballot provides the option to make certain elections with regard to your claim based upon the Plan which provides as follows:

      a. Any holder of an Allowed General Unsecured Claim against Enron North America Corp. (Class 5), Enron Power Marketing, Inc. (Class 6), Enron Gas Liquids, Inc. (Class 17), Enron Global Markets LLC (Class
            18), Enron Industrial Markets LLC (Class 20), Enron Natural Gas Marketing Corp. (Class 37), ENA Upstream Company LLC (Class 38), Enron Capital & Trade Resources International Corp. (Class 42), and Enron Reserve Acquisition Corp. (Class 66) may elect to receive such holder's Pro Rata Share of One Hundred Twenty-Five Million Dollars ($125,000,000.00) in lieu of all or a portion of the Plan Securities to which such holder is otherwise entitled to receive pursuant to the Plan.

            i. In the event that any such holder elects to receive such additional Cash distribution, (a) such holder's distribution of Plan Securities shall be reduced on a dollar-for-dollar basis and (b) distributions of Plan Securities to be made to holders of Allowed General Unsecured Claims against ENE shall be increased on a dollar-for-dollar basis. Such election must be made on the Provisional Ballot and be received by the Debtors on or prior to the Voting Deadline. Any election made after the Voting Deadline shall not be binding upon the Debtors unless the Voting Deadline is expressly waived, in writing, by the Debtors; provided, however, that, under no circumstances, may such waiver by the Debtors occur on or after the Effective Date.


                              Exhibit D-7, page 3

            ii. Any such holder may make the election indicated above by marking item number 4 on the Provisional Ballot. If the election is made, such holder's vote shall count as a General Unsecured vote against the Debtor indicated in item 6.

9. With respect to holders of Allowed General Unsecured Claims and Allowed Wind Guaranty Claims against a Wind Debtor, the Provisional Ballot provides the option to make certain elections with regard to your claim based upon the Plan which provides as follows:

      a. Notwithstanding the provisions of Section 7.1 of the Plan, each holder of (i) an Allowed General Unsecured Claim against a Wind Debtor or (ii) an Allowed Wind Guaranty Claim that accepts the Plan may elect to receive additional distributions of Cash in lieu of distributions of CrossCountry Common Equity, PGE Common Stock and Prisma Common Stock to which such holder is entitled to receive. To the extent elected, ENE shall be deemed to have purchased the shares of CrossCountry Common Equity, PGE Common Stock and Prisma Common Stock otherwise distributed at a price equal to the per share value determined by the Bankruptcy Court at the Confirmation Hearing. Such election must be made on the Ballot and be received by the Debtors on or prior to the Voting Deadline. Any election made after the Voting Deadline shall not be binding upon the Debtors unless the Voting Deadline is expressly waived, in writing, by the Debtors; provided, however, that, under no circumstances, may such waiver by the Debtor occur on or after the Effective Date.

10. With respect to holders of Allowed Convenience Claims in Classes 191 through 375, the Provisional Ballot provides the option to make certain elections with regard to your claim:

      a. Any holder of an Allowed Convenience Claim against a Debtor may elect to have such holder's Claim treated as a General Unsecured Claim or a Guaranty Claim against such Debtor in accordance with the respective provisions of Articles VII, X, XI, XII, XIII and XIV of the Plan. Such election must be made on the Provisional Ballot and be received by the Debtors on or prior to the Voting Deadline. Any election made after the Voting Deadline shall not be binding upon the Debtors unless the Voting Deadline is expressly waived, in writing, by the Debtors; provided, however, that, under no circumstances, may such waiver by the Debtors occur on or after the Effective Date.

            i. Any such holder may make the election indicated above by marking item number 3 on the Provisional Ballot. If the election is made, such holder's vote shall count as a General Unsecured vote against the Debtor indicated in item number 5.

            ii. If a creditor opts into or out of the convenience Class (as may be applicable under the Plan), then any such election shall be binding on such


                              Exhibit D-7, page 4
                  creditor regardless of whether the claim is ultimately allowed (if allowed at all) against a different Debtor.

                  Tabulation Procedures for All Voting Classes

11. The Bankruptcy Court has established the following procedures regarding the tabulation of votes cast with respect to the Plan:

      a. a vote may be disregarded if the Bankruptcy Court determines, after notice and a hearing, that a vote was not solicited or procured in good faith or in accordance with the provisions of the Bankruptcy Code;

      b. any Provisional Ballot that is returned to the Solicitation Agent, but which is unsigned, or has a non-original signature, shall not be counted;

      c. all votes to accept or reject the Plan must be cast by using the appropriate Provisional Ballot and in accordance with these voting instructions and set forth on the Provisional Ballot and votes that are cast in any other manner shall not be counted;

      d. a holder of claims in more than one (1) Class must use separate Provisional Ballots for each Class of claims;

      e. a holder of claims shall be deemed to have voted the full amount of its claim in each Class and shall not be entitled to split its vote within a particular Class;

      f. any Provisional Ballot (except a Master Ballot) that partially accepts and partially rejects the Plan shall not be counted;

      g. if a holder of claims casts more than one (1) Provisional Ballot voting the same claim prior to the Voting Deadline, only the last timely Provisional Ballot received by the Solicitation Agent shall be counted;

      h. if a holder of claims casts Provisional Ballots received by the Solicitation Agent on the same day, but which are voted inconsistently, such Provisional Ballots shall not be counted;

      i. any executed Provisional Ballot received by the Solicitation Agent that does not indicate either an acceptance or rejection of the Plan shall not be counted;

      j. any executed Provisional Ballot received by the Solicitation Agent that indicates both acceptance and rejection of the Plan shall not be counted;

      k. any entity entitled to vote to accept or reject the Plan may change its vote before the Voting Deadline by casting a superseding Provisional Ballot so that it is received on or before such deadline; and


                               Exhibit D-7, page 5

      l. the Solicitation Agent shall not accept a vote by facsimile, telecopy transmission or electronic mail.

12. The Debtors may extend the Voting Deadline in their discretion, in consultation with the Creditors' Committee, and without further notice.

13.   A claim that:

      a. is deemed allowed pursuant to the Plan, shall be allowed for voting purposes in the amount and classification deemed allowed in the Plan;

      b. except as otherwise provided in (f), (g), (h) and (m) below and unless temporarily allowed for voting purposes in accordance with Voting Procedures Order, if a filed proof of claim asserts a claim in a wholly unknown or unliquidated amount or is docketed in the database of the court approved official claims docketing agent in these chapter 11 cases, Bankruptcy Services, LLC's ("BSI"), as of January 6, 2004 in the amount of $0, then such claim shall be allowed for voting purposes only in the amount of $1.00;

      c. except as otherwise provided in (f), (g), (h) and (m) below and unless temporarily allowed for voting purposes in accordance with the procedures set forth in the Voting Procedures Order, if a filed proof of claim asserts a claim in a partially unknown or unliquidated amount, then such claim shall be allowed for voting purposes only in the amount of the known or liquidated portion of the claim as docketed in BSI's database as of January 6, 2004;

      d. has been estimated and allowed by an order of the Bankruptcy Court in accordance with the Estimation Motion or otherwise, then such claim shall be allowed for voting purposes in the amount approved by the Bankruptcy Court, provided that the order is entered on or before March 10, 2004;

      e. is listed in the Debtors' schedules as contingent, unliquidated, or disputed and a proof of claim was not (i) filed by the applicable bar date for the filing of proofs of claim established by the Bankruptcy Court, or (ii) deemed timely filed by an order of the Bankruptcy Court prior to January 6, 2004, unless the Debtors have consented in writing, then such claim shall be disallowed for voting purposes;

      f. if (i) the Debtors or any other party have objected to the entirety of a claim by serving and filing an objection, motion or adversary proceeding on or before January 9, 2004 (including, but not limited to, objections seeking to disallow claims under section 502 of the Bankruptcy Code) and (ii) the claim has not been temporarily allowed for voting purposes in accordance with the procedures set forth herein, then such claim shall be disallowed for voting purposes;

      g. if (i) the Debtors or any other party have objected to a portion of a claim by serving and filing an objection, motion or adversary proceeding on or before January 9, 2004 (including, but not limited to, objections seeking to disallow claims under section 502 of the Bankruptcy Code) and (ii) such portion of the


                               Exhibit D-7, page 6
            claim has not been temporarily allowed for voting purposes in accordance with the procedures set forth herein, then such claim shall be allowed for voting purposes only in the amount that is not the subject of the pending objection;

      h. if (i) the Debtors or any other party have objected to a claim by serving and filing an objection, motion or adversary proceeding to the classification of all or part of a claim on or before January 9, 2004 (including, but not limited to, any requests to subordinate such claim) and (ii) such claim has not been temporarily allowed for voting purposes in accordance with the procedures set forth herein, then the claim shall be allowed for voting purposes only in the classification that is not the subject of the pending objection (if any);

      i. unless otherwise temporarily allowed for voting purposes in accordance with the procedures set forth in the Voting Procedures Order, if one proof of claim asserts the same claim against multiple Debtors, then such claim shall be allowed for voting purposes only against the Debtor as docketed in BSI's claims database as of January 6, 2004;

      j. unless otherwise provided in the Voting Procedures Order or other orders of the Bankruptcy Court, the allowed amount of any proof of claim for voting purposes shall be the amount as docketed in BSI's claims database as of January 6, 2004;

      k. unless otherwise provided in the Voting Procedures Order or other orders of the Bankruptcy Court, for purposes of determining eligibility to vote, the classification of a claim shall be determined based on the classification as docketed in BSI's claims database as of January 6, 2004; provided, however, that any claims for which BSI was unable to identify the classification shall be classified as general unsecured claims;

      l. if a creditor opts into or out of a particular convenience class (as may be applicable under the Plan), then any such election shall be binding upon such creditor regardless of whether the claim is ultimately allowed (if allowed at all) against a different Debtor or in a different amount;

      m. is allowed pursuant to a Bankruptcy Court approved settlement on or before April 14, 2004, then such claim shall be entitled to vote on the Plan in accordance with the terms of such settlement;

      n. unless temporarily allowed for voting purposes in accordance with the procedures set forth in the Voting Procedures Order, if a proof of claim asserts a claim that is not in U.S. dollars, such claim shall be treated as unliquidated and allowed for voting purposes only in the amount of $1.00;

      o. unless temporarily allowed for voting purposes in accordance with the procedures set forth in the Voting Procedures Order, if (i) a proof of claim was filed after the applicable Bar Date, (ii) the creditor did not obtain leave to file a late claim, and (iii) the proof of claim is not docketed in BSI's database as of January 6, 2004 as


                               Exhibit D-7, page 7
            an amendment of a timely filed claim, then such claim shall be disallowed for voting purposes only;

      p. is a scheduled claim and the creditor filed a proof of claim superseding such scheduled claim, then the scheduled claim is deemed superseded in accordance with Bankruptcy Rule 3003(c)(4) and such scheduled claim shall be disallowed for voting purposes; and

      q. if a creditor withdraws its claim after January 6, 2004, but on or before March 24, 2004, then the creditor shall not be entitled to vote such withdrawn claim;

      provided, however, that, upon application of the holder of any such claims described in (a) through (q) above, the Bankruptcy Court may temporarily allow such claim for voting purposes only in an amount and to the extent that the Bankruptcy Court deems proper for the purpose of accepting or rejecting the Plan. Any such application must be (x) filed with the Bankruptcy Court on or before February 17, 2004 and (y) approved by an order entered by the Bankruptcy Court allowing such claim for voting purposes on or before April 14, 2004.

                                    Questions

14. If you have any questions regarding your Provisional Ballot or these voting instructions, please call the Solicitation Agent at (877) 825-8906 (Toll Free).


                               Exhibit D-7, page 8

                     TEMPORARY ALLOWANCE VOTING INSTRUCTIONS

                               (Securities Claims)

1. A motion has been filed (the "Temporary Allowance Motion") with the United States Bankruptcy Court for the Southern District of New York (the "Bankruptcy Court") requesting that your claim be temporarily allowed for voting purposes. Receipt of a Provisional Ballot and Voting Instructions does not mean that you have an allowed claim entitled to vote on the Fifth Amended Joint Plan of Affiliated Debtors Pursuant to Chapter 11 of the Bankruptcy Code (the "Plan") of Enron Corp., et al. (the "Debtors") that is described in the Debtors' Disclosure Statement for Fifth Amended Joint Plan of Affiliated Debtors Pursuant to Chapter 11 of the United States Bankruptcy Code (the "Disclosure Statement"). Rather, whether you have a claim and, if so, the amount and classification of such claim, shall be determined by the Bankruptcy Court on or before April 14, 2004. This Provisional Ballot (the "Provisional Ballot") and Solicitation Package has been sent to you in order to provide you with sufficient time to review the Plan and Disclosure Statement and determine how you would like to vote on the Plan if the Bankruptcy Court ultimately allows your claim to vote on the Plan on or before April 14, 2004. IF THE BANKRUPTCY COURT ULTIMATELY ALLOWS YOUR CLAIM FOR VOTING PURPOSES THEN YOUR VOTE WILL BE COUNTED IF AND ONLY IF THE SOLICITATION AGENT RECEIVES A FULLY EXECUTED COPY OF THIS PROVISIONAL BALLOT BY NO LATER THAN 5:00 P.M. (NEW YORK CITY TIME) ON MARCH 24, 2004 (THE "VOTING DEADLINE"). All capitalized terms used, but not defined herein or in the Provisional Ballot have the meanings ascribed to such terms as set forth in the Plan or Disclosure Statement.

2. PLEASE READ THESE VOTING INSTRUCTIONS, THE PLAN AND THE DISCLOSURE STATEMENT CAREFULLY BEFORE COMPLETING THE PROVISIONAL BALLOT. YOU SHOULD REVIEW THE PLAN AND THE DISCLOSURE STATEMENT BEFORE YOU VOTE. YOU MAY WISH TO SEEK LEGAL ADVICE CONCERNING THE PLAN AND THE CLASSIFICATION AND TREATMENT OF YOUR CLAIM UNDER THE PLAN.

                          Voting and Non-Voting Classes

3.       As set forth in detail in the Plan and the Disclosure Statement:

         a. Classes 1 and 2 are unimpaired and, accordingly, deemed to have accepted the Plan pursuant to section 1126(f) of the Bankruptcy Code;

         b. Class 190, consisting of intercompany claims, is impaired but the Debtors, as proponents of the Plan, are presumed to have accepted the Plan;


                              Exhibit D-8, page 1

         c. Classes 183 and 376 through 385 are expected to receive no distributions under the Plan and, thus, deemed to have rejected the Plan pursuant to section 1126(g) of the Bankruptcy Code; and

         d. Classes 3 through 182, 184 through 189 and 191 through 375 are impaired and receiving distributions under the Plan and, therefore, the Debtors are soliciting acceptances from holders of claims in these Classes only (collectively, the "Voting Classes").

                                Voting Procedures

4. The Debtors have provided a Solicitation Package containing, among other things, copies of the Plan, Disclosure Statement and the Provisional Ballot to you because you have filed a Temporary Allowance Motion with the Bankruptcy Court.

5. If no return envelope was enclosed with the Disclosure Statement and Provisional Ballot, please contact the Solicitation Agent or your nominee.

6.       With respect to holders of securities claims in the Voting Classes:

         a. Holders of such claims can vote by completing the Provisional Ballot, signing it and forwarding it to the Solicitation Agent or your nominee in the enclosed envelope.

         b. The voting deadline is March 24, 2004 at 5:00 p.m. (New York City Time) (the "Voting Deadline").

         c. In order to be counted, your Provisional Ballot must be actually received by the Solicitation Agent by the Voting Deadline and the Bankruptcy Court must allow your claim for voting purposes on or before April 14, 2004.

         d. If the enclosed envelope is addressed to your nominee, make sure your nominee receives your Provisional Ballot in time to submit it before the Voting Deadline. A Provisional Ballot submitted to a nominee shall not be counted unless and until the nominee properly completes and timely delivers a corresponding Provisional Master Ballot to the Solicitation Agent.

         d. The Provisional Ballot is not a letter of transmittal and may not be used for any purpose other than to transmit votes to accept or reject the Plan.

         e. The Solicitation Agent shall not accept Provisional Ballots by facsimile or electronic mail.


                              Exhibit D-8, page 2

7. With respect to holders of securities against Enron North America Corp., Enron Power Marketing, Inc., Enron Gas Liquids, Inc., Enron Global Markets LLC, Enron Industrial Markets LLC, Enron Natural Gas Marketing Corp., ENA Upstream Company LLC, Enron Capital & Trade Resources International Corp. and Enron Reserve Acquisition Corp. the Plan provides as follows:

                  a. Any holder of an Allowed General Unsecured Claim against Enron North America Corp. (Class 5), Enron Power Marketing, Inc. (Class 6), Enron Gas Liquids, Inc. (Class 17), Enron Global Markets LLC (Class 18), Enron Industrial Markets LLC (Class 20), Enron Natural Gas Marketing Corp. (Class 37), ENA Upstream Company LLC (Class 38), Enron Capital & Trade Resources International Corp. (Class 42), and Enron Reserve Acquisition Corp. (Class 66) may elect to receive such holder's Pro Rata Share of One Hundred Twenty-Five Million Dollars ($125,000,000.00) in lieu of all or a portion of the Plan Securities to which such holder is otherwise entitled to receive pursuant to the Plan.

                  i. In the event that any such holder elects to receive such additional Cash distribution, (a) such holder's distribution of Plan Securities shall be reduced on a dollar-for-dollar basis and (b) distributions of Plan Securities to be made to holders of Allowed General Unsecured Claims against ENE shall be increased on a dollar-for-dollar basis. Such election must be made on the Provisional Ballot and be received by the Debtors on or prior to the Voting Deadline. Any election made after the Voting Deadline shall not be binding upon the Debtors unless the Voting Deadline is expressly waived, in writing, by the Debtors; provided, however, that, under no circumstances, may such waiver by the Debtors occur on or after the Effective Date.

                  ii. Such election must be made separately. If you have not yet received information about the election, and wish to make an election, please contact your nominee.

                  Tabulation Procedures for All Voting Classes

8. The Bankruptcy Court has established the following procedures regarding the tabulation of votes cast with respect to the Plan:

         a. a vote may be disregarded if the Bankruptcy Court determines, after notice and a hearing, that a vote was not solicited or procured in good faith or in accordance with the provisions of the Bankruptcy Code;

         b. any Provisional Ballot that is returned to the Solicitation Agent, but which is unsigned, or has a non-original signature, shall not be counted;


                              Exhibit D-8, page 3

         c. all votes to accept or reject the Plan must be cast by using the appropriate Provisional Ballot and in accordance with these voting instructions and set forth on the Provisional Ballot and votes that are cast in any other manner shall not be counted;

         d. a holder of claims in more than one (1) Class must use separate Provisional Ballots for each Class of claims;

         e. a holder of claims shall be deemed to have voted the full amount of its claim in each Class and shall not be entitled to split its vote within a particular Class;

         f. any Provisional Ballot (except a Provisional Master Ballot) that partially accepts and partially rejects the Plan shall not be counted;

         g. if a holder of claims casts more than one (1) Provisional Ballot voting the same claim prior to the Voting Deadline, only the last timely Provisional Ballot received by the Solicitation Agent shall be counted;

         h. if a holder of claims casts Provisional Ballots received by the Solicitation Agent on the same day, but which are voted inconsistently, such Provisional Ballots shall not be counted;

         i. any executed Provisional Ballot received by the Solicitation Agent that does not indicate either an acceptance or rejection of the Plan shall not be counted;

         j. any executed Provisional Ballot received by the Solicitation Agent that indicates both acceptance and rejection of the Plan shall not be counted;

         k. any entity entitled to vote to accept or reject the Plan may change its vote before the Voting Deadline by casting a superseding Provisional Ballot so that it is received on or before such deadline; and

         l. the Solicitation Agent shall not accept a vote by facsimile, telecopy transmission or electronic mail.

9. The Debtors may extend the Voting Deadline in their discretion, in consultation with the Creditors' Committee, and without further notice.

10.      A claim that:

         a. is deemed allowed pursuant to the Plan, shall be allowed for voting purposes in the amount and classification deemed allowed in the Plan;

         b. except as otherwise provided in (f), (g), (h) and (m) below and unless temporarily allowed for voting purposes in accordance with Voting


                              Exhibit D-8, page 4

                  Procedures Order, if a filed proof of claim asserts a claim in a wholly unknown or unliquidated amount or is docketed in the database of the court approved official claims docketing agent in these chapter 11 cases, Bankruptcy Services, LLC's ("BSI"), as of January 6, 2004 in the amount of $0, then such claim shall be allowed for voting purposes only in the amount of $1.00;

         c. except as otherwise provided in (f), (g), (h) and (m) below and unless temporarily allowed for voting purposes in accordance with the procedures set forth in the Voting Procedures Order, if a filed proof of claim asserts a claim in a partially unknown or unliquidated amount, then such claim shall be allowed for voting purposes only in the amount of the known or liquidated portion of the claim as docketed in BSI's database as of January 6, 2004;

         d. has been estimated and allowed by an order of the Bankruptcy Court in accordance with the Estimation Motion or otherwise, then such claim shall be allowed for voting purposes in the amount approved by the Bankruptcy Court, provided that the order is entered on or before March 10, 2004;

         e. is listed in the Debtors' schedules as contingent, unliquidated, or disputed and a proof of claim was not (i) filed by the applicable bar date for the filing of proofs of claim established by the Bankruptcy Court, or (ii) deemed timely filed by an order of the Bankruptcy Court prior to January 6, 2004, unless the Debtors have consented in writing, then such claim shall be disallowed for voting purposes;

         f. if (i) the Debtors or any other party have objected to the entirety of a claim by serving and filing an objection, motion or adversary proceeding on or before January 9, 2004 (including, but not limited to, objections seeking to disallow claims under section 502 of the Bankruptcy Code) and (ii) the claim has not been temporarily allowed for voting purposes in accordance with the procedures set forth herein, then such claim shall be disallowed for voting purposes;

         g. if (i) the Debtors or any other party have objected to a portion of a claim by serving and filing an objection, motion or adversary proceeding on or before January 9, 2004 (including, but not limited to, objections seeking to disallow claims under section 502 of the Bankruptcy Code) and (ii) such portion of the claim has not been temporarily allowed for voting purposes in accordance with the procedures set forth herein, then such claim shall be allowed for voting purposes only in the amount that is not the subject of the pending objection;

         h. if (i) the Debtors or any other party have objected to a claim by serving and filing an objection, motion or adversary proceeding to the


                              Exhibit D-8, page 5
                  classification of all or part of a claim on or before January 9, 2004 (including, but not limited to, any requests to subordinate such claim) and (ii) such claim has not been temporarily allowed for voting purposes in accordance with the procedures set forth herein, then the claim shall be allowed for voting purposes only in the classification that is not the subject of the pending objection (if any);

         i. unless otherwise temporarily allowed for voting purposes in accordance with the procedures set forth in the Voting Procedures Order, if one proof of claim asserts the same claim against multiple Debtors, then such claim shall be allowed for voting purposes only against the Debtor as docketed in BSI's claims database as of January 6, 2004;

         j. unless otherwise provided in the Voting Procedures Order or other orders of the Bankruptcy Court, the allowed amount of any proof of claim for voting purposes shall be the amount as docketed in BSI's claims database as of January 6, 2004;

         k. unless otherwise provided in the Voting Procedures Order or other orders of the Bankruptcy Court, for purposes of determining eligibility to vote, the classification of a claim shall be determined based on the classification as docketed in BSI's claims database as of January 6, 2004; provided, however, that any claims for which BSI was unable to identify the classification shall be classified as general unsecured claims;

         l. if a creditor opts into or out of a particular convenience class (as may be applicable under the Plan), then any such election shall be binding upon such creditor regardless of whether the claim is ultimately allowed (if allowed at all) against a different Debtor or in a different amount;

         m. is allowed pursuant to a Bankruptcy Court approved settlement on or before April 14, 2004, then such claim shall be entitled to vote on the Plan in accordance with the terms of such settlement;

         n. unless temporarily allowed for voting purposes in accordance with the procedures set forth in the Voting Procedures Order, if a proof of claim asserts a claim that is not in U.S. dollars, such claim shall be treated as unliquidated and allowed for voting purposes only in the amount of $1.00;

         o. unless temporarily allowed for voting purposes in accordance with the procedures set forth in the Voting Procedures Order, if (i) a proof of claim was filed after the applicable Bar Date, (ii) the creditor did not obtain leave to file a late claim, and (iii) the proof of claim is not docketed in BSI's database as of January 6, 2004 as an amendment of a timely filed claim, then such claim shall be disallowed for voting purposes only;


                              Exhibit D-8, page 6

         p. is a scheduled claim and the creditor filed a proof of claim superseding such scheduled claim, then the scheduled claim is deemed superseded in accordance with Bankruptcy Rule 3003(c)(4) and such scheduled claim shall be disallowed for voting purposes; and

         q. if a creditor withdraws its claim after January 6, 2004, but on or before March 24, 2004, then the creditor shall not be entitled to vote such withdrawn claim;

         provided, however, that, upon application of the holder of any such claims described in (a) through (q) above, the Bankruptcy Court may temporarily allow such claim for voting purposes only in an amount and to the extent that the Bankruptcy Court deems proper for the purpose of accepting or rejecting the Plan. Any such application must be (x) filed with the Bankruptcy Court on or before February 17, 2004 and (y) approved by an order entered by the Bankruptcy Court allowing such claim for voting purposes on or before April 14, 2004.

                                    Questions

11. If you have any questions regarding your Provisional Ballot or these voting instructions, please call the Solicitation Agent at (877) 825-8906 (Toll Free).


                              Exhibit D-8, page 7

                     TEMPORARY ALLOWANCE VOTING INSTRUCTIONS

  (General Unsecured Claims and Guaranty Claims Related to ___________________)

                              GENERAL INSTRUCTIONS

1. Your Fiduciary has filed a motion (the "Temporary Allowance Motion") with the United States Bankruptcy Court for the Southern District of New York (the "Bankruptcy Court") requesting that the Fiduciary's claim be temporarily allowed for voting purposes. Receipt of a Provisional Ballot and Voting Instructions does not mean that you or your Fiduciary have an allowed claim entitled to vote on the Fifth Amended Joint Plan of Affiliated Debtors Pursuant to Chapter 11 of the Bankruptcy Code (the "Plan") of Enron Corp., et al. (the "Debtors") that is described in the Debtors' Disclosure Statement for Fifth Amended Joint Plan of Affiliated Debtors Pursuant to Chapter 11 of the United States Bankruptcy Code (the "Disclosure Statement"). Rather, whether your Fiduciary has a claim and, if so, the amount and classification of such claim, shall be determined by the Bankruptcy Court on or before April 14, 2004. This Provisional Ballot (the "Provisional Ballot") and Solicitation Package has been sent to you in order to provide you with sufficient time to review the Plan and Disclosure Statement and determine how you would like to instruct your Fiduciary to vote on the Plan if the Bankruptcy Court ultimately allows your Fiduciary's claim to vote on the Plan on or before April 14, 2004. IF THE BANKRUPTCY COURT ULTIMATELY ALLOWS YOUR FIDUCIARY'S CLAIM FOR VOTING PURPOSES THEN YOUR FIDUCIARY'S VOTE WILL BE COUNTED IF AND ONLY IF THE SOLICITATION AGENT RECEIVES A FULLY EXECUTED COPY OF THE FIDUCIARY'S PROVISIONAL BALLOT BY NO LATER THAN 5:00 P.M. (NEW YORK CITY TIME) ON MARCH 24, 2004 (THE "VOTING DEADLINE"). All capitalized terms used, but not defined herein or in the Provisional Ballot have the meanings ascribed to such terms as set forth in the Plan or Disclosure Statement.

2. PLEASE READ THESE VOTING INSTRUCTIONS, THE PLAN AND THE DISCLOSURE STATEMENT CAREFULLY BEFORE COMPLETING THE PROVISIONAL BALLOT. YOU SHOULD REVIEW THE PLAN AND THE DISCLOSURE STATEMENT BEFORE YOU VOTE ON HOW YOUR FIDUCIARY SHOULD VOTE ON THE PLAN. YOU MAY WISH TO SEEK LEGAL ADVICE CONCERNING THE PLAN AND THE CLASSIFICATION AND TREATMENT OF YOUR FIDUCIARY'S CLAIM UNDER THE PLAN.

                          Voting and Non Voting Classes

3.       As set forth in detail in the Plan and the Disclosure Statement:

         a. Classes 1 and 2 are unimpaired and, accordingly, deemed to have accepted the Plan pursuant to section 1126(f) of the Bankruptcy Code;

         b. Class 190, consisting of intercompany claims, is impaired but the Debtors, as proponents of the Plan, are presumed to have accepted the Plan;


                              Exhibit D-9, page 1

         c. Classes 183 and 376 through 385 are expected to receive no distributions under the Plan and, thus, deemed to have rejected the Plan pursuant to section 1126(g) of the Bankruptcy Code; and

         d. Classes 3 through 182, 184 through 189 and 191 through 375 are impaired and receiving distributions under the Plan and, therefore, the Debtors are soliciting acceptances from holders of claims in these Classes only (collectively, the "Voting Classes").

         Provisional Ballots For Beneficial Holders of Trust Securities

4. The Debtors have supplied the Nominee with sufficient copies of Solicitation Packages and Beneficial Holder Provisional Ballots for those who are entitled to vote on whether the Securities Trust should vote to accept or reject the Plan.

5. The Nominee should forward copies of the Beneficial Holder Provisional Ballots and Solicitation Packages to all Beneficial Holders of Trust Securities in order to solicit their votes in accordance with the mandates of the Securities Trust and the Fiduciary's duties thereunder.

6. The Nominee is required to forward the Solicitation Packages and Beneficial Holder Provisional Ballots to Beneficial Holders within five
         (5) business days of receipt of same. The Nominee must instruct the Beneficial Holders to return their Beneficial Holder Provisional Ballots to the Solicitation Agent in the self-addressed, postage-prepaid envelopes provided by the Debtors.

7. Your Beneficial Holder Provisional Ballot must be actually received by Innisfree by Noon (New York City Time) on March 24, 2004 and the Bankruptcy Court must allow your Fiduciary's claim for voting purposes on or before April 14, 2004 in order for your Provisional Ballot to be counted.

8. The Solicitation Agent must tabulate the votes of the Beneficial Holders and deliver the results of the tabulation to the Fiduciary. The Fiduciary shall then complete (if at all) the Fiduciary Provisional Ballot based on the tabulation of the Beneficial Holder Provisional Ballots in accordance with the provisions of the Securities Trust and the Fiduciary's duties thereunder.

9. The Fiduciary must then forward the Fiduciary Provisional Ballot casting the vote for the Securities Trust to the Solicitation Agent by the Voting Deadline.

10. Beneficial Holders of Trust Securities are not entitled to vote as individual creditors of the Debtors.

11. With respect to Beneficial Holders of Allowed General Unsecured Claims in those Classes enumerated below, the Provisional Ballot provides the option to make certain elections with regard to your indirect claim based upon the Plan which provides as follows:


                              Exhibit D-9, page 2

         a. Any holder of an Allowed General Unsecured Claim against Enron North America Corp. (Class 5), Enron Power Marketing, Inc. (Class 6), Enron Gas Liquids, Inc. (Class 17), Enron Global Markets LLC (Class 18), Enron Industrial Markets LLC (Class
                  20), Enron Natural Gas Marketing Corp. (Class 37), ENA Upstream Company LLC (Class 38), Enron Capital & Trade Resources International Corp. (Class 42), and Enron Reserve Acquisition Corp. (Class 66) may elect to receive such holder's Pro Rata Share of One Hundred Twenty-Five Million Dollars ($125,000,000.00) in lieu of all or a portion of the Plan Securities to which such holder is otherwise entitled to receive pursuant to the Plan.

                  i. In the event that any holder elects to receive such additional Cash distribution, (a) such holder's distribution of Plan Securities shall be reduced on a dollar-for-dollar basis and (b) distributions of Plan Securities to be made to holders of Allowed General Unsecured Claims against ENE shall be increased on a dollar-for-dollar basis. Such election must be made on the Provisional Ballot and be received by the Debtors on or prior to the Voting Deadline. Any election made after the Voting Deadline shall not be binding upon the Debtors unless the Voting Deadline is expressly waived, in writing, by the Debtors; provided, however, that, under no circumstances, may such waiver by the Debtors occur on or after the Effective Date.

         b. The Beneficial Holder may vote to have its Fiduciary may make the election indicated above by marking item number 4 on the Beneficial Holder Provisional Ballot. The Beneficial Holder will be bound by the election made by the Fiduciary.

        Voting Procedures for Provisional Ballots Cast By The Fiduciary

12. The Debtors are providing Solicitation Packages containing, among other things, copies of the Plan, Disclosure Statement and Provisional Ballots to all record holders of claims in the Voting Classes as of January 6, 2004 (the "Record Date").

13. If no return envelope was enclosed with the Disclosure Statement and Provisional Ballot, please send your Provisional Ballot to the Solicitation Agent at the address listed in 6(b) below.

14.      With respect to votes cast by the Fiduciary:

         a. The Fiduciary can vote for the Securities Trust by completing the Fiduciary Provisional Ballot, signing it and returning it to the Solicitation Agent so as to be received by the Solicitation Agent on or before MARCH 24, 2004 AT 5:00 P.M. (NEW YORK CITY TIME) ("Voting Deadline"), unless such deadline is extended by the Debtors.

         b. All Provisional Ballots should be sent to the Solicitation Agent at the following address:


                              Exhibit D-9, page 3

                           Innisfree M&A Incorporated
                           501 Madison Avenue, 20th Floor
                           New York, NY 10022
                           Attn:  Enron Provisional Ballot Tabulation

         c. In order to be counted, your Fiduciary Provisional Ballot must be actually received by the Voting Deadline and the Bankruptcy Court must allow your claim for voting purposes on or before April 14, 2004.

         d. The Fiduciary Provisional Ballot is not a letter of transmittal and may not be used for any purpose other than to transmit votes to accept or reject the Plan.

         e. The Solicitation Agent shall not accept Fiduciary Provisional Ballots by facsimile or electronic mail.

15. With respect to holders of Allowed General Unsecured Claims in those Classes enumerated below, the Provisional Ballot provides the option to make certain elections with regard to your claim based upon the Plan which provides as follows:

         a. Any holder of an Allowed General Unsecured Claim against Enron North America Corp. (Class 5), Enron Power Marketing, Inc. (Class 6), Enron Gas Liquids, Inc. (Class 17), Enron Global Markets LLC (Class 18), Enron Industrial Markets LLC (Class
                  20), Enron Natural Gas Marketing Corp. (Class 37), ENA Upstream Company LLC (Class 38), Enron Capital & Trade Resources International Corp. (Class 42), and Enron Reserve Acquisition Corp. (Class 66) may elect to receive such holder's Pro Rata Share of One Hundred Twenty-Five Million Dollars ($125,000,000.00) in lieu of all or a portion of the Plan Securities to which such holder is otherwise entitled to receive pursuant to the Plan.

                  i. In the event that any such holder elects to receive such additional Cash distribution, (a) such holder's distribution of Plan Securities shall be reduced on a dollar-for-dollar basis and (b) distributions of Plan Securities to be made to holders of Allowed General Unsecured Claims against ENE shall be increased on a dollar-for-dollar basis. Such election must be made on the Provisional Ballot and be received by the Debtors on or prior to the Voting Deadline. Any election made after the Voting Deadline shall not be binding upon the Debtors unless the Voting Deadline is expressly waived, in writing, by the Debtors; provided, however, that, under no circumstances, may such waiver by the Debtors occur on or after the Effective Date.

                  ii. Any such holder may make the election indicated above by marking item number 4 on the Provisional Ballot. If the election is made, such holder's vote shall count as a General Unsecured vote against the Debtor and the entire securities issue will be deemed to have made the election described above.


                              Exhibit D-9, page 4

                  Tabulation Procedures for All Voting Classes

16. The Bankruptcy Court has established the following procedures regarding the tabulation of votes cast with respect to the Plan:

         a. votes may be disregarded if the Bankruptcy Court determines, after notice and a hearing, that a vote was not solicited or procured in good faith or in accordance with the provisions of the Bankruptcy Code;

         b. any Provisional Ballot that is returned to the Solicitation Agent, but which is unsigned, or has a non-original signature, shall not be counted;

         c. all votes to accept or reject the Plan must be cast by using the appropriate Provisional Ballot and in accordance with these voting instructions and votes that are cast in any other manner shall not be counted;

         d. a holder of claims in more than one (1) Class must use separate Provisional Ballots for each Class of claims;

         e. a holder of claims shall be deemed to have voted the full amount of its claim in each Class and shall not be entitled to split its vote within a particular Class;

         f. any Provisional Ballot that partially accepts and partially rejects the Plan shall not be counted;

         g. if a holder of claims casts more than one (1) Provisional Ballot voting the same claim prior to the Voting Deadline, only the last timely Provisional Ballot received by the Solicitation Agent shall be counted;

         h. if a holder of claims casts Provisional Ballots received by the Solicitation Agent on the same day, but which are voted inconsistently, such Provisional Ballots shall not be counted;

         i. any executed Provisional Ballot received by the Solicitation Agent that does not indicate either an acceptance or rejection of the Plan shall not be counted; j. any executed Provisional Ballot received by the Solicitation Agent that indicates both acceptance and rejection of the Plan shall not be counted;

         k. any entity entitled to vote to accept or reject the Plan may change its vote before the Voting Deadline by casting a superseding Provisional Ballot so that it is received on or before such deadline; and

         l. the Solicitation Agent shall not accept a vote by facsimile, telecopy transmission or electronic mail.

17. The Debtors, in consultation with the Creditors' Committee, may extend the Voting Deadline in their discretion and without further notice.


                              Exhibit D-9, page 5

18.      A claim that:

         a. is deemed allowed pursuant to the Plan, shall be allowed for voting purposes in the amount and classification deemed allowed in the Plan;

         b. except as otherwise provided in (f), (g), (h) and (m) below and unless temporarily allowed for voting purposes in accordance with Voting Procedures Order, if a filed proof of claim asserts a claim in a wholly unknown or unliquidated amount or is docketed in the database of the court approved official claims docketing agent in these chapter 11 cases, Bankruptcy Services, LLC's ("BSI"), as of January 6, 2004 in the amount of $0, then such claim shall be allowed for voting purposes only in the amount of $1.00;

         c. except as otherwise provided in (f), (g), (h) and (m) below and unless temporarily allowed for voting purposes in accordance with the procedures set forth in the Voting Procedures Order, if a filed proof of claim asserts a claim in a partially unknown or unliquidated amount, then such claim shall be allowed for voting purposes only in the amount of the known or liquidated portion of the claim as docketed in BSI's database as of January 6, 2004;

         d. has been estimated and allowed by an order of the Bankruptcy Court in accordance with the Estimation Motion or otherwise, then such claim shall be allowed for voting purposes in the amount approved by the Bankruptcy Court, provided that the order is entered on or before March 10, 2004;

         e. is listed in the Debtors' schedules as contingent, unliquidated, or disputed and a proof of claim was not (i) filed by the applicable bar date for the filing of proofs of claim established by the Bankruptcy Court, or (ii) deemed timely filed by an order of the Bankruptcy Court prior to January 6, 2004, unless the Debtors have consented in writing, then such claim shall be disallowed for voting purposes;

         f. if (i) the Debtors or any other party have objected to the entirety of a claim by serving and filing an objection, motion or adversary proceeding on or before January 9, 2004 (including, but not limited to, objections seeking to disallow claims under section 502 of the Bankruptcy Code) and (ii) the claim has not been temporarily allowed for voting purposes in accordance with the procedures set forth herein, then such claim shall be disallowed for voting purposes;

         g. if (i) the Debtors or any other party have objected to a portion of a claim by serving and filing an objection, motion or adversary proceeding on or before January 9, 2004 (including, but not limited to, objections seeking to disallow claims under section 502 of the Bankruptcy Code) and (ii) such portion of the claim has not been temporarily allowed for voting purposes in accordance with the procedures set forth herein, then such claim shall be allowed for voting purposes only in the amount that is not the subject of the pending objection;

         h. if (i) the Debtors or any other party have objected to a claim by serving and filing an objection, motion or adversary proceeding to the classification of all or part of


                              Exhibit D-9, page 6
                  a claim on or before January 9, 2004 (including, but not limited to, any requests to subordinate such claim) and (ii) such claim has not been temporarily allowed for voting purposes in accordance with the procedures set forth herein, then the claim shall be allowed for voting purposes only in the classification that is not the subject of the pending objection (if any);

         i. unless otherwise temporarily allowed for voting purposes in accordance with the procedures set forth in the Voting Procedures Order, if one proof of claim asserts the same claim against multiple Debtors, then such claim shall be allowed for voting purposes only against the Debtor as docketed in BSI's claims database as of January 6, 2004;

         j. unless otherwise provided in the Voting Procedures Order or other orders of the Bankruptcy Court, the allowed amount of any proof of claim for voting purposes shall be the amount as docketed in BSI's claims database as of January 6, 2004;

         k. unless otherwise provided in the Voting Procedures Order or other orders of the Bankruptcy Court, for purposes of determining eligibility to vote, the classification of a claim shall be determined based on the classification as docketed in BSI's claims database as of January 6, 2004; provided, however, that any claims for which BSI was unable to identify the classification shall be classified as general unsecured claims;

         l. if a creditor opts into or out of a particular convenience class (as may be applicable under the Plan), then any such election shall be binding upon such creditor regardless of whether the claim is ultimately allowed (if allowed at all) against a different Debtor or in a different amount;

         m. is allowed pursuant to a Bankruptcy Court approved settlement on or before April 14, 2004, then such claim shall be entitled to vote on the Plan in accordance with the terms of such settlement;

         n. unless temporarily allowed for voting purposes in accordance with the procedures set forth in the Voting Procedures Order, if a proof of claim asserts a claim that is not in U.S. dollars, such claim shall be treated as unliquidated and allowed for voting purposes only in the amount of $1.00;

         o. unless temporarily allowed for voting purposes in accordance with the procedures set forth in the Voting Procedures Order, if (i) a proof of claim was filed after the applicable Bar Date, (ii) the creditor did not obtain leave to file a late claim, and (iii) the proof of claim is not docketed in BSI's database as of January 6, 2004 as an amendment of a timely filed claim, then such claim shall be disallowed for voting purposes only;

         p. is a scheduled claim and the creditor filed a proof of claim superseding such scheduled claim, then the scheduled claim is deemed superseded in accordance with Bankruptcy Rule 3003(c)(4) and such scheduled claim shall be disallowed for voting purposes; and


                              Exhibit D-9, page 7

         q. if a creditor withdraws its claim after January 6, 2004, but on or before March 24, 2004, then the creditor shall not be entitled to vote such withdrawn claim;

         provided, however, that, upon application of the holder of any such claims described in (a) through (q) above, the Bankruptcy Court may temporarily allow such claim for voting purposes only in an amount and to the extent that the Bankruptcy Court deems proper for the purpose of accepting or rejecting the Plan. Any such application must be (x) filed with the Bankruptcy Court on or before February 17, 2004 and (y) approved by an order entered by the Bankruptcy Court allowing such claim for voting purposes on or before April 14, 2004.

                                    Questions

19. If you have any questions regarding your Provisional Ballot or these voting instructions, please call the Solicitation Agent at (877) 825-8906 (Toll Free).



                              Exhibit D-9, page 8

                                    EXHIBIT E

                NOTICE OF NON-VOTING STATUS - UNIMPAIRED CLASSES

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

--------------------------------------------X
                                            :
IN RE                                       :    CHAPTER 11
                                            :
ENRON CORP., ET AL.,                        :    CASE NO. 01-16034 (AJG)
                                            :
                                            :    JOINTLY ADMINISTERED
           DEBTORS.                         :
--------------------------------------------X

                           NOTICE OF NON-VOTING STATUS
                       WITH RESPECT TO UNIMPAIRED CLASSES

          PLEASE TAKE NOTICE THAT by order, entered on January 9, 2004 (the "Order"), the United States Bankruptcy Court for the Southern District of New York approved the Debtors' Disclosure Statement for Fifth Amended Joint Plan of Affiliated Debtors Pursuant to Chapter 11 of the United States Bankruptcy Code, dated January 9, 2004 (the "Disclosure Statement"), filed by Enron Corp. and certain of its direct and indirect subsidiaries, as debtors and debtors in possession (collectively, the "Debtors"), and directed the Debtors to solicit votes to accept or reject the Fifth Amended Joint Plan of Affiliated Debtors Pursuant to Chapter 11 of the Bankruptcy Code, dated January 9, 2004 (as may be amended, the "Plan"), attached thereto.

                                NON-VOTING STATUS

UNIMPAIRED CLASSES NOT ENTITLED TO VOTE: As set forth in the Plan and Disclosure Statement, Class 1, Priority Non-Tax Claims, and Class 2, Secured Claims, are unimpaired and, accordingly, deemed to have accepted the Plan pursuant to
Section 1126(f) of the Bankruptcy Code.

IMPAIRED CLASSES NOT ENTITLED TO VOTE: As set forth in the Plan and Disclosure Statement, Class 183, Enron Subordinated Debenture Claims, Classes 376 through 382, Subordinated Claims, Class 383, Enron Preferred Equity Interests, Class 384 Enron Common Equity Interests, and Class 385 Other Equity Interests, are expected to receive no distributions under the Plan and, thus, are deemed to have rejected the Plan pursuant to Section 1126(g) of the Bankruptcy Code.

OTHER NON-VOTING PARTIES: Pursuant to an order of the Bankruptcy Court, unless otherwise provided for in the Plan, the following parties are not entitled to vote under the Plan: (a) holders of claims, as of the Record Date, that are listed in the Debtors' Schedules of Assets and Liabilities as contingent, unliquidated or disputed and a proof of claim was not (i) filed by the applicable bar date for the filing of proofs of claims, or (ii) deemed timely filed by an order of the Bankruptcy Court prior to the Record Date, unless the Debtors have otherwise consented

                                Exhibit E, page 1
in writing; and (b) holders of claims for which an objection was served by the Debtors on or before January 9, 2004.

                                 PLAN TREATMENT

IF YOU HOLD A CLASS 1 -- PRIORITY NON-TAX CLAIM, the Plan provides as follows: unless otherwise mutually agreed upon by the holder of an Allowed Priority Non-Tax Claim and the Reorganized Debtors, each holder of an Allowed Priority Non-Tax Claim shall receive in full satisfaction, settlement, release, and discharge of, and in exchange for such Allowed Priority Non-Tax Claim, Cash in an amount equal to such Allowed Priority Non-Tax Claim on the later of the Effective Date and the date such Allowed Priority Non-Tax Claim becomes an Allowed Priority Non-Tax Claim, or as soon thereafter as is practicable.

IF YOU HOLD A CLASS 2 -- SECURED CLAIM, the Plan provides as follows: on the Effective Date, each holder of an Allowed Secured Claim shall receive in full satisfaction, settlement, release, and discharge of, and in exchange for such Allowed Secured Claim one of the following distributions: (a) the payment of such holder's Allowed Secured Claim in full, in Cash; (b) the sale or disposition proceeds of the property securing any Allowed Secured Claim to the extent of the value of their respective interests in such property; (c) the surrender to the holder or holders of any Allowed Secured Claim of the property securing such Claim; or (d) such other distributions as shall be necessary to satisfy the requirements of chapter 11 of the Bankruptcy Code. The manner and treatment of each Secured Claim shall be determined by the Debtors, subject to the consent of the Creditors' Committee and transmitted, in writing, to holder of a Secured Claim on or prior to the commencement of the Confirmation Hearing.

                    EXECUTORY CONTRACTS AND UNEXPIRED LEASES

EXECUTORY CONTRACTS AND UNEXPIRED LEASES: Not later than five (5) days prior to the Voting Deadline, as the same may be extended, the Debtors shall file the Assumption Schedule with the Bankruptcy Court setting forth the list of executory contracts and unexpired leases to be assumed by the Debtors pursuant to the Plan as of the Effective Date, and such executory contracts and unexpired leases shall be deemed assumed as of the Effective Date. The listing of a document on the Assumption Schedule shall not constitute an admission by the Debtors that such document is an executory contract or an unexpired lease or that the Debtors have any liability thereunder, with the exception of the amount of any proposed cure amount listed thereon. Unless otherwise specified on the Assumption Schedule, each executory contract or unexpired lease listed on the Assumption Schedule shall include all exhibits, schedules, riders, modifications, amendments, supplements, attachments, restatements, or other agreements made directly or indirectly by any agreement, instrument, or other document that in any manner affects such executory contract or unexpired lease, without regard to whether such agreement, instrument or other document is listed on the Assumption Schedule. The Debtors may at any time during the period from the Confirmation Date up to and including the Effective Date amend the Assumption Schedule to delete any executory contracts or unexpired leases therefrom. In the event that the Debtors determine to amend the Assumption Schedule, (1) the Debtors shall file a notice (a "Rejection Notice") of any such amendment with the Bankruptcy Court and serve such Rejection Notice on any affected party and (2) any executory contract or unexpired lease deleted from the Assumption Schedule shall be deemed rejected as of the date of such Rejection Notice.

                                Exhibit E, page 2

Any monetary amounts required as cure payments on each executory contract and unexpired lease to be assumed pursuant to the Plan shall be satisfied, pursuant to section 365(b)(1) of the Bankruptcy Code, by payment of the cure amount in Cash on the Effective Date or upon such other terms and dates as the parties to such executory contracts or unexpired leases otherwise may agree. In the event of a dispute regarding (a) the amount of any cure payment, (b) the ability of the Debtors or any assignee to provide "adequate assurance of future performance" (within the meaning of section 365 of the Bankruptcy Code) under the contract or lease to be assumed or (c) any other matter pertaining to assumption arises, the cure payments required by section 365(b)(1) of the Bankruptcy Code shall be subject to the jurisdiction of the Bankruptcy Court and made following the existence of a Final Order resolving such dispute.

APPROVAL OF ASSUMPTION OR REJECTION OF EXECUTORY CONTRACTS AND UNEXPIRED LEASES:
Any executory contracts or unexpired leases not set forth on the Assumption Schedule that have not expired by their own terms on or prior to the Confirmation Date, which have not been assumed and assigned or rejected with the approval of the Bankruptcy Court, or which are not the subject of a motion to assume the same pending as of the Confirmation Date shall be deemed rejected by the Debtors on the Confirmation Date and the entry of the Confirmation Order by the Bankruptcy Court shall constitute approval of such rejections pursuant to sections 365(a) and 1123 of the Bankruptcy Code.

BAR DATE FOR FILING PROOFS OF CLAIM RELATING TO EXECUTORY CONTRACTS AND UNEXPIRED LEASES REJECTED PURSUANT TO THE PLAN: Except with regard to executory contracts governed in accordance with the provisions of Section 34.3 of the Plan, if the rejection of an executory contract or unexpired lease by the Debtors hereunder results in damages to the other party or parties to such contract or lease, any claim for such damages, if not heretofore evidenced by a filed proof of claim, shall be forever barred and shall not be enforceable against the Debtors, or its properties or agents, successors, or assigns, unless a proof of claim is filed with the Bankruptcy Court and served upon attorneys for the Debtors on or before thirty (30) days after the latest to occur of (a) the Confirmation Date, (b) the date of entry of an order by the Bankruptcy Court authorizing rejection of a particular executory contract or unexpired lease and
(c) the date of the Rejection Notice with respect to a particular executory contract or unexpired lease.

IF YOU HAVE FILED MULTIPLE CLAIMS AGAINST THE DEBTORS YOU MAY RECEIVE A SEPARATE NOTICE OF NON-VOTING STATUS FOR EACH OF YOUR NON-VOTING CLAIMS AND A BALLOT AND VOTING INSTRUCTIONS FOR EACH OF YOUR VOTING CLAIMS. YOU MAY CONTACT THE DEBTORS' SOLICITATION AND TABULATION AGENT AT (877) 825-8906 IF YOU HAVE ANY QUESTIONS REGARDING YOUR CLAIM(S).

THIS NOTICE IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY. COPIES OF THE ORDER, THE PLAN AND THE DISCLOSURE STATEMENT ARE AVAILABLE ON THE INTERNET AT HTTP://WWW.NYSB.USCOURTS.GOV, HTTP://WWW.ELAW4ENRON.COM AND
HTTP://WWW.ENRON.COM/CORP/POR OR BY CONTACTING THE DEBTORS' SOLICITATION AND TABULATION AGENT AT (877) 825-8906 FOR A COPY OF THE PLAN AND DISCLOSURE STATEMENT VIA CD-ROM. IF OBTAINING A COPY OF THE PLAN AND DISCLOSURE

                                Exhibit E, page 3

STATEMENT VIA CD-ROM OR THE INTERNET IMPOSES A HARDSHIP, YOU MAY SUBMIT A CERTIFICATION OF HARDSHIP EXPLAINING THE REASONS WHY A PAPER COPY OF THE PLAN AND DISCLOSURE STATEMENT SHOULD BE PROVIDED BY THE DEBTORS. IF THE DEBTORS DETERMINE THAT A HARDSHIP EXISTS, THE DEBTORS SHALL PROVIDE YOU WITH A PAPER COPY OF THE PLAN AND DISCLOSURE STATEMENT AT THE DEBTORS' COST WITHIN FIVE (5) BUSINESS DAYS. IF THE DEBTORS DETERMINE THAT THERE IS INSUFFICIENT INFORMATION TO ESTABLISH THE EXISTENCE OF A HARDSHIP, THE DEBTORS SHALL CONSULT WITH THE CREDITORS' COMMITTEE PRIOR TO MAKING A FINAL DETERMINATION TO DENY A REQUEST.

Dated: New York, New York

      ____________, 2004



                                Exhibit E, page 4

                                    EXHIBIT F

                 NOTICE OF NON-VOTING STATUS - IMPAIRED CLASSES

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

--------------------------------------------X
                                            :
IN RE                                       :    CHAPTER 11
                                            :
ENRON CORP., ET AL.,                        :    CASE NO. 01-16034 (AJG)
                                            :
                                            :    JOINTLY ADMINISTERED
            DEBTORS.                        :
--------------------------------------------X

                           NOTICE OF NON-VOTING STATUS
                        WITH RESPECT TO IMPAIRED CLASSES

          PLEASE TAKE NOTICE THAT by order, entered on January 9, 2004 (the "Order"), the United States Bankruptcy Court for the Southern District of New York approved the Debtors' Disclosure Statement for Fifth Amended Joint Plan of Affiliated Debtors Pursuant to Chapter 11 of the United States Bankruptcy Code, dated January 9, 2004 (the "Disclosure Statement"), filed by Enron Corp. and certain of its direct and indirect subsidiaries, as debtors and Debtors (collectively, the "Debtors"), and directed the Debtors to solicit votes to accept or reject the Fifth Amended Joint Plan of Affiliated Debtors Pursuant to Chapter 11 of the Bankruptcy Code, dated January 9, 2004 (as may be amended, the "Plan"), attached thereto.

                                NON-VOTING STATUS

UNIMPAIRED CLASSES NOT ENTITLED TO VOTE: As set forth in the Plan and Disclosure Statement, Class 1, Priority Non-Tax Claims, and Class 2, Secured Claims, are unimpaired and, accordingly, deemed to have accepted the Plan pursuant to
Section 1126(f) of the Bankruptcy Code.

IMPAIRED CLASSES NOT ENTITLED TO VOTE: As set forth in the Plan and Disclosure Statement, Class 183, Enron Subordinated Debenture Claims, Classes 376 through 382, Subordinated Claims, Class 383, Enron Preferred Equity Interests, Class 384 Enron Common Equity Interests, and Class 385 Other Equity Interests, are expected to receive no distributions under the Plan and, thus, are deemed to have rejected the Plan pursuant to Section 1126(g) of the Bankruptcy Code.

DISPUTED CLAIMS NOT ENTITLED TO VOTE: As set forth in the order, Pursuant to Sections 105(a), 502(c), 1125 and 1126 of the Bankruptcy Code and Bankruptcy Rules 3003, 3017 and 3018, Establishing Voting Procedures in Connection with the Plan Process and Temporary Allowance of Claims Procedures Related Thereto (docket number ____) (the "Voting Procedures Order"), if any party in interest filed an objection to your claim on or before January 9, 2004, your claim is not entitled to vote on the Plan unless such claim has been temporarily allowed for voting purposes as set forth in the Voting Procedures Order.

                                Exhibit F, page 1

                                 PLAN TREATMENT

          IF YOU HOLD A CLASS 183 -- ENRON SUBORDINATED DEBENTURE CLAIM, the Plan provides as follows: Commencing on the Effective Date, each holder of an Allowed Enron Subordinated Debenture Claim shall be entitled to receive on account of such Allowed Enron Subordinated Debenture Claim distributions in an aggregate amount equal to such holder's Pro Rata Share of the Distributive Assets and Distributive Interests attributable to ENE; provided, however, that, notwithstanding the foregoing, the contractual subordination rights, if any, of holders of "Senior Indebtedness" or any similar term under the Enron Subordinated Indentures shall be preserved and enforced hereunder pursuant to section 510(a) of the Bankruptcy Code and, in the event such rights are determined to be enforceable, any such distributions shall be distributed to holders of Allowed Claims that constitute "Senior Indebtedness", as identified on Exhibit "L" to the Plan, until such time as such holder's Claims have been satisfied in accordance with the terms and provisions of the Enron Subordinated Indentures.

          IF YOU HOLD A CLAIM IN CLASSES 376-382 -- SUBORDINATED CLAIMS, the Plan provides as follows: except as otherwise provided in Section 17.2 of the Plan, each holder of an Allowed Subordinated Claim shall receive no distribution for and on account of such Claim.

          IF YOU HOLD AN INTEREST IN CLASS 383 -- ENRON PREFERRED EQUITY INTERESTS, the Plan provides as follows: Except as otherwise provided in Section
18.2 of the Plan, on the Effective Date, each holder of an Allowed Enron Preferred Equity Interest shall be entitled to receive such holder's Pro Rata Share of the separate class of Preferred Equity Trust Interests relating to such holder's Class of Exchanged Enron Preferred Stock to be allocated pursuant to
Article XXVI of the Plan. For purposes of Section 18.1 of the Plan, a holder's Class of Exchanged Enron Preferred Stock is the class of Exchanged Enron Preferred Stock to be issued in lieu of such holder's class of Enron Preferred Equity Interest.

          IF YOU HOLD AN INTEREST IN CLASS 384 -- ENRON COMMON EQUITY INTERESTS, the Plan provides as follows: except as otherwise provided in Section 19.2 of the Plan, on the Effective Date, each holder of an Allowed Enron Common Equity Interest shall be entitled to receive such holder's Pro Rata Share of Common Equity Trust Interests to be allocated pursuant to Article XXVII of the Plan.

          IF YOU HOLD AN INTEREST IN CLASS 385 -- OTHER EQUITY INTERESTS, the Plan provides as follows: on the latest to occur of (1) the Effective Date, (2) the entry of a Final Order resolving all Claims in the Chapter 11 Cases and (3) the final distribution made to holders of Allowed Claims and Allowed Equity Interests in accordance with Article XXXII of the Plan, unless otherwise determined by the Debtors and the Creditors' Committee, (a) all Other Equity Interests shall be deemed extinguished and the certificates and all other documents representing such Equity Interests shall be deemed cancelled and of no force and effect and (b) the Reorganized Debtor Plan Administrator shall administer the assets of such Entity in accordance with the provisions of
Article XXXVI of the Plan; provided, however, that no Other Equity Interests shall be cancelled if the result of such cancellation shall adversely economically impact the estate of any Debtor.



                                Exhibit F, page 2

                 CONTINGENT DISTRIBUTIONS TO CLASSES 383 AND 384

          The Debtors believe that Enron's existing preferred stock and common stock have no value. However, the Plan provides the holders of interests in Classes 383 and 384 with a contingent right to receive recovery in the very unlikely event that the aggregate value of the Enron's assets exceeds the total amount of allowed claims. The treatment of interests in Classes 383 and 384 under the Plan are summarized below.

                   CLASS 383-ENRON PREFERRED EQUITY INTERESTS

          CONTINGENT DISTRIBUTION/LIMITATION ON RECOVERY: In the event that (a) Cash and Plan Securities are deemed redistributed to a holder of an Allowed Enron Preferred Equity Interest, and, as a result of the issuance and transfer of the Exchanged Enron Preferred Stock, to the Preferred Equity Trustee for and on behalf of the holders of Preferred Equity Trust Interests, in accordance with the provisions of Sections 7.5, 8.2, 9.2 and 17.2 of the Plan, and (b) the sum of such distributions to such holder are equal or in excess of to one hundred percent (100%) of such holder's Allowed Enron Preferred Equity Interests, then, the Cash and Plan Securities remaining to be distributed to such holder in excess of such one hundred percent (100%) shall be deemed redistributed to holders of Allowed Section 510 Enron Common Equity Interest Claims and Allowed Enron Common Equity Interests in accordance with the provisions of the documents, instruments and agreements governing such Equity Interests, including, without limitation, the contractual subordination provisions set forth therein, and the Bankruptcy Code.

          CANCELLATION OF ENRON PREFERRED EQUITY INTERESTS AND EXCHANGED ENRON PREFERRED STOCK: On the Effective Date, the Enron Preferred Equity Interests shall be deemed cancelled and of no force and effect and the Exchanged Enron Preferred Stock shall be issued in lieu thereof. On the later to occur of (a) the entry of a Final Order resolving all Claims in the Chapter 11 Cases and (b) the final distribution made to holders of Allowed Claims and Allowed Equity Interests in accordance with Article XXXII of the Plan, the Exchanged Enron Preferred Stock shall be deemed extinguished and the certificates and all other documents representing such Equity Interests shall be deemed cancelled and of no force and effect.

                   CLASS 384 -- ENRON COMMON EQUITY INTERESTS

          CONTINGENT DISTRIBUTION TO COMMON EQUITY TRUST: In the event that Cash and Plan Securities are deemed redistributed to a holder of an Allowed Enron Common Equity Interest in accordance with the provisions of Sections 7.5, 8.2, 9.2, 17.2 and 18.2 of the Plan, as a result of the issuance and transfer of Exchanged Enron Common Stock, all distributions in respect of the Exchanged Enron Common Stock shall be made to the Common Equity Trustee for and on behalf of the holders of Common Equity Trust Interests.

          CANCELLATION OF ENRON COMMON EQUITY INTERESTS AND EXCHANGED ENRON COMMON STOCK: On the Effective Date, the Enron Common Equity Interests shall be deemed cancelled and of no force and effect and the Exchanged Enron Common Stock shall be issued in lieu thereof. On the later to occur of (a) the entry of a Final Order resolving all Claims in the Chapter 11 Cases and (b) the final distribution made to holders of Allowed Claims and Allowed Equity Interests in accordance with Article XXXII of the Plan, the Exchanged Enron Common

                                Exhibit F, page 3

Stock shall be deemed extinguished and the certificates and all other documents representing such Equity Interests shall be deemed cancelled and of no force and effect.

IF YOU HAVE FILED MULTIPLE CLAIMS AGAINST THE DEBTORS YOU MAY RECEIVE A SEPARATE NOTICE OF NON-VOTING STATUS FOR EACH OF YOUR NON-VOTING CLAIMS AND A BALLOT AND VOTING INSTRUCTIONS FOR EACH OF YOUR VOTING CLAIMS. YOU MAY CONTACT THE DEBTORS' SOLICITATION AND TABULATION AGENT AT (877) 825-8906 IF YOU HAVE ANY QUESTIONS REGARDING YOUR CLAIM(S).

THIS NOTICE IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY. COPIES OF THE ORDER, THE PLAN AND THE DISCLOSURE STATEMENT ARE AVAILABLE ON THE INTERNET AT HTTP://WWW.NYSB.USCOURTS.GOV, HTTP://WWW.ELAW4ENRON.COM AND
HTTP://WWW.ENRON.COM/CORP/POR OR BY CONTACTING THE DEBTORS' SOLICITATION AND TABULATION AGENT AT (877) 825-8906 FOR A COPY OF THE PLAN AND DISCLOSURE STATEMENT VIA CD-ROM. IF OBTAINING A COPY OF THE PLAN AND DISCLOSURE STATEMENT VIA CD-ROM OR THE INTERNET IMPOSES A HARDSHIP, YOU MAY SUBMIT A CERTIFICATION OF HARDSHIP EXPLAINING THE REASONS WHY A PAPER COPY OF THE PLAN AND DISCLOSURE STATEMENT SHOULD BE PROVIDED BY THE DEBTORS. IF THE DEBTORS DETERMINE THAT A HARDSHIP EXISTS, THE DEBTORS SHALL PROVIDE YOU WITH A PAPER COPY OF THE PLAN AND DISCLOSURE STATEMENT AT THE DEBTORS' COST WITHIN FIVE (5) BUSINESS DAYS. IF THE DEBTORS DETERMINE THAT THERE IS INSUFFICIENT INFORMATION TO ESTABLISH THE EXISTENCE OF A HARDSHIP, THE DEBTORS SHALL CONSULT WITH THE CREDITORS' COMMITTEE PRIOR TO MAKING A FINAL DETERMINATION TO DENY A REQUEST.

Dated: New York, New York

         ____________, 2004


                                Exhibit F, page 4

                                    EXHIBIT G

    ENRON'S PREPETITION CLAIMS BASED ON DEBT SECURITIES AND SYNDICATED CREDIT
                     FACILITIES ENTITLED TO VOTE ON THE PLAN

          The following prepetition claims for debt securities of Enron were outstanding as of December 2, 2001 and are entitled to vote on the Plan:

  NAME OF TRUSTEE /                                      AMOUNT OUTSTANDING
  PAYEE / PRINCIPAL                                      AS OF THE PETITION
 OBLIGEE (AS OF JULY                                       DATE (UNLESS
      31, 2003)             INSTRUMENT/CUSIP OR ISIN     OTHERWISE NOTED)       DEBTOR
      ---------             ------------------------     ----------------       ------
The Bank of New             7.00% Exchangeable Note      $402,650,298.61(2)      ENE
York, as Trustee            Payable due 07/31/02
                            (293561882)

Wells Fargo Bank, as        9.125% Note Payable due      $  190,856,046          ENE
Trustee                     04/01/03 (293561AQ9)

Wells Fargo Bank, as        9.875% Note Payable due      $  104,580,903          ENE
Trustee                     06/15/03 (293561AF3)

Wells Fargo Bank, as        7.875% Note Payable due      $  336,872,656          ENE
Trustee                     06/15/03 (293561CB0)

The Chase Manhattan         Floating Rate Notes due      $  324,660,097          ENE
Bank, as Issuing and        06/18/03 (XS0130764649)
Principal Paying
Agent

The Chase Manhattan         0.77% Bond due 06/18/03      $   81,334,720          ENE
Bank, as Issuing and        (XS0130765026)
Principal Paying
Agent

Wells Fargo Bank, as        6.625% Note Payable due      $   72,269,723          ENE
Trustee                     10/15/03 (293561BN5)

The Chase Manhattan         0.97% Bond due 06/18/04      $   81,408,566          ENE
Bank, as Issuing and        (XS0130823593)
Principal Paying
Agent

Wells Fargo Bank, as        7.625% Note Payable due      $  191,351,671          ENE
Trustee                     09/10/04 (293561AR7)

Wells Fargo Bank, as        6.75% Note Payable due       $   86,323,180          ENE
Trustee                     09/01/04 (293561AY2)

Wells Fargo Bank, as        6.75% Senior Notes due       $   40,577,500          ENE
Trustee                     09/15/04 (293561BM7)

Wells Fargo Bank,           4.375% Bond due              $  368,604,875          ENE
Minnesota, N.A. as          04/08/05 (XS0096366686)
Trustee

Wells Fargo Bank, as        8.375% Note Payable due      $  175,366,406          ENE
Trustee                     05/23/05 (29357WAA5)

The Bank of New York        6.75% Senior                 $  164,123,200          ENE
                            Subordinate Debentures
                            due 07/01/05 (293561AT3)

Wells Fargo Bank, as        6.625% Note Payable due      $  250,782,118          ENE
Trustee                     11/15/05 (293561BS4)

Wells Fargo Bank,           9.625% Note Payable due      $  172,370,780          ENE
Minnesota, N.A. as          03/15/06 (460575AR4)
Registrar and Agent
Trustee, Paying Agent



---------
(2) This is the allowed amount of the claim set forth in the order entered on October 28, 2003 (Docket No. 13786).

                               Exhibit G, page 1

  NAME OF TRUSTEE /                                      AMOUNT OUTSTANDING
  PAYEE / PRINCIPAL                                      AS OF THE PETITION
 OBLIGEE (AS OF JULY                                       DATE (UNLESS
      31, 2003)             INSTRUMENT/CUSIP OR ISIN     OTHERWISE NOTED)       DEBTOR
      ---------             ------------------------     ----------------       ------

Wells Fargo Bank, as        6.40% Note Payable due       $  239,729,931          ENE
Trustee                     07/15/06 (293561BT2)

Wells Fargo Bank, as        7.125% Senior Notes due      $  149,501,323          ENE
Trustee                     05/15/07 (293561AX4)

Wells Fargo Bank, as        6.875% Note Payable due      $   89,798,837          ENE
Trustee                     10/15/07 (293561AZ9)

Wells Fargo Bank, as        6.725% Note Payable due      $  200,635,139          ENE
Trustee                     11/15/08 (293561BP0)

Wells Fargo Bank, as        6.75% Note Payable due       $  182,549,719          ENE
Trustee                     08/01/09 (293561BA3)

The Bank of New York        8.25% Senior                 $  104,563,109          ENE
                            Subordinate Debentures
                            due 09/15/12 (293561AS5)

Wells Fargo Bank, as        7.375% Note Payable due      $  385,658,448          ENE
Trustee                     05/15/19 (293561BX3)

Wells Fargo Bank,           Convertible Senior Note      $1,271,856,649          ENE
Minnesota, N.A. as          due 2021
Trustee                     (293561CC8/293561CD6)

Wells Fargo Bank, as        7.00% Senior Debentures      $   17,155,658          ENE
Trustee                     due 08/15/23 (293561AU0)

Wells Fargo Bank, as        6.95% Note Payable due       $  200,456,176          ENE
Trustee                     07/15/28 (293561BW5)

Wells Fargo Bank, as        6.95% Note Payable due       $  184,707,191          ENE
Trustee                     07/15/28 (293561BU9)

The Chase Manhattan         0.52% Bond due 05/15/02      $  203,196,763          ENE
Bank, as Issuing and        (XS0129515077)
Principal Paying
Agent

The Chase Manhattan         0.493% Bond due              $  162,447,128          ENE
Bank, as Issuing and        06/13/02 (XS0131599044)
Principal Paying
Agent

Wells Fargo Bank, as        6.50% Note Payable due       $  153,277,083          ENE
Trustee                     08/01/02 (293561BL9)

JPMorgan Chase, as          Enron Corp. Commercial       $ 4,340,743.75          ENE
Issuing and Paying          Paper Program
Agent                       (29356AYW0)

National City Bank,         7.75% Subordinated           $  184,275,878          ENE
as Trustee                  Debentures due 2016

National City Bank,         7.75% Subordinated           $  138,218,479          ENE
as Trustee                  Debentures due 2016,
                            Series II

National City Bank,         7.75% Debentures due         $   29,483,978          ENA
as Trustee                  2016

National City Bank,         7.75% Debentures due         $   29,483,978          ETS
as Trustee                  2016

National City Bank,         Subordinated Guaranty        $   29,483,978          ENE
as Trustee                  of 7.75% Debentures due
                            2016



                               Exhibit G, page 2

  NAME OF TRUSTEE /                                      AMOUNT OUTSTANDING
  PAYEE / PRINCIPAL                                      AS OF THE PETITION
 OBLIGEE (AS OF JULY                                       DATE (UNLESS
      31, 2003)             INSTRUMENT/CUSIP OR ISIN     OTHERWISE NOTED)       DEBTOR
      ---------             ------------------------     ----------------       ------

National City Bank,         Subordinated Guaranty        $   29,483,978          ENE
as Trustee                  of 7.75% Debentures due
                            2016

National City Bank,         7.75% Debentures due         $   22,118,048          ENA
as Trustee                  2016, Series II

National City Bank,         7.75% Debentures due         $   22,118,048          ETS
as Trustee                  2016, Series II

National City Bank,         Subordinated Guaranty        $   22,118,048          ENE
as Trustee                  of 7.75% Debentures due
                            2016 Series II

National City Bank,         Subordinated Guaranty        $   22,118,048          ENE
as Trustee                  of 7.75% Debentures due
                            2016 Series II




          The following prepetition claims for syndicated credit facilities and syndicated letter of credit facilities were outstanding as of December 2, 2001 and are entitled to vote on the Plan:

 NAME OF AGENT/PAYEE (AS OF                                        AMOUNT OUTSTANDING AS
       JULY 31, 2003)                FACILITY                      OF THE PETITION DATE
       --------------                --------                      --------------------
Citibank and JPMorgan Chase,      Senior Unsecured                  $1,750,000,000
as Co-Administrative Agents       Revolving Credit Facility

Citibank and JPMorgan Chase,      Senior Unsecured                  $1,250,000,000
as Co-Administrative Agents       Revolving Credit Facility

Toronto Dominion Bank             Unsecured Revolving                $55,000,000
                                  Credit Facility

Barclays Bank                     Unsecured Revolving                $15,000,000
                                  Credit Facility

West LB as Issuing Bank           Unsecured Letter of                $166,000,000
                                  Credit Facility

JPMorgan Chase, as Issuing        Unsecured Letter of                $290,000,000
Bank                              Credit Facility


                               Exhibit G, page 3

                                    EXHIBIT H

                              DISCLOSURE STATEMENT

                                    EXHIBIT I

                  LETTER OF SUPPORT BY THE CREDITORS' COMMITTEE

                    OFFICIAL COMMITTEE OF UNSECURED CREDITORS
                         OF ENRON CORP., ET AL., DEBTORS
             CHAPTER 11 CASE NO. 01-16034 (AJG) JOINTLY ADMINISTERED

                     c/o Milbank, Tweed, Hadley & McCloy LLP
                             1 Chase Manhattan Plaza
                            New York, New York 10005

                                 January 9, 2004

TO: UNSECURED CREDITORS OF ENRON CORP. AND ITS DIRECT AND INDIRECT DEBTOR SUBSIDIARIES

         The Official Committee of Unsecured Creditors (the "Creditors' Committee") of Enron Corp., et al, debtors and debtors in possession (collectively, the "Debtors"), appointed pursuant to 11 U.S.C. Section 1102, writes to advise you of our determinations as to the Fifth Amended Joint Plan of Affiliated Debtors Pursuant to Chapter 11 of the United States Bankruptcy Code, dated January 9, 2004 (the "Plan"). Any capitalized terms used but not defined herein have the meaning ascribed to such terms in the Plan.

--------------------------------------------------------------------------------
THE MEMBERS OF THE CREDITORS' COMMITTEE - WHICH INCLUDE SOME OF THE LARGEST CREDITORS OF NOT ONLY ENRON CORP. BUT ALSO SEVERAL OF ITS DEBTOR SUBSIDIARIES - REPRESENTING THE INTERESTS OF ALL UNSECURED CREDITORS OF THE DEBTORS, UNANIMOUSLY SUPPORT THE PLAN AND RECOMMEND THAT HOLDERS OF UNSECURED CLAIMS VOTE TO ACCEPT THE PLAN IN ACCORDANCE WITH THE INSTRUCTIONS SET FORTH ON THEIR BALLOTS. EACH CREDITOR MUST, HOWEVER, MAKE ITS OWN INDEPENDENT DECISION AS TO WHETHER OR NOT THE PLAN IS ACCEPTABLE TO THAT CREDITOR BEFORE VOTING TO ACCEPT OR REJECT THE PLAN.
--------------------------------------------------------------------------------

         FORMULATION OF PLAN. Since its formation on December 12, 2001, the Creditors' Committee has expended significant efforts investigating the acts, conduct, assets, liabilities, and financial condition of the Debtors, the operation of the Debtors' businesses (including the operations of non-Debtor subsidiaries) and the desirability of continuing such businesses, and numerous other matters relevant to the formulation of a joint chapter 11 plan for the Debtors. In addition, as set forth more fully in the Disclosure Statement accompanying the Plan, we have worked with the Debtors for more than a year to forge a global compromise of complex inter-estate disputes in order to formulate the Plan. We believe that the asset realization strategy and the global compromise embodied in the Plan will provide the greatest potential recovery for unsecured creditors of the Debtors as a whole because, among other things, the
Plan: (a) maximizes value for Creditors by liquidating the assets of the Debtors or transferring the ownership of certain assets to Creditors, as appropriate, and by providing for the continued prosecution of numerous affirmative causes of action on behalf of the Debtors' estates; (b) resolves the issue of substantive consolidation of the Debtors and substantially all other potential inter-estate disputes without expensive and time-consuming litigation; and (c) facilitates an orderly and expeditious distribution of value to Creditors holding Allowed Claims.

         DISTRIBUTIONS. The Plan provides for the distribution of all of the potential value of the Debtors' assets to holders of Allowed Claims as expeditiously as possible (in the form of Cash, Plan Securities and, to the extent created, interests in the Remaining Asset Trusts, the Litigation Trust and the Special Litigation Trust) consistent with the overarching goal of maximizing recoveries. The Debtors have advised us that Cash will constitute approximately two-thirds of the distributions to Creditors, and we have endeavored to ensure maximum liquidity for Creditors with respect to any non-Cash distributions.

         GLOBAL COMPROMISE. As described in the Disclosure Statement, the Plan is premised upon a settlement, rather than litigation, of various inter-Debtor, Debtor-Creditor and inter-Creditor disputes. This global settlement, which we believe fairly reflects the risks of litigation, will significantly reduce the duration of these Chapter 11 Cases and the expenses attendant to protracted disputes. While a litigated outcome of the issues resolved by the Plan would necessarily differ from the result produced by the Plan, we believe that, if such issues were litigated to conclusion, these Chapter 11 Cases would be prolonged for, at a minimum, an additional year. The cost, delay and uncertainty that would be generated by such inter-estate litigation would not, in our view, be in the best interests of the unsecured creditor body. In that regard, it is important to bear in mind that the professional fees incurred in these Chapter 11 Cases, even without such estate-wide litigation, have been approximately $330 million per year.

         POST-EFFECTIVE DATE ADMINISTRATION. On the Effective Date of the Plan, the Debtors will appoint a new board of directors to oversee and administer the liquidation of their remaining assets and to work towards concluding these Chapter 11 Cases. Prior to Confirmation, the Creditors' Committee will be consulted with respect to four of the five members (and the ENA Examiner will be consulted with respect to one of the five members) of the board of Reorganized ENE and, to the extent created, any boards of the Remaining Asset Trust and the Litigation Trust. In addition, in the event the Special Litigation Trust is created, the Creditors' Committee will nominate all of the members of its governing board to oversee prosecution of certain claims and causes of action previously brought by the Creditors' Committee on behalf of the Debtors' estates against certain former insiders of the Debtors.

          THE FOREGOING DESCRIPTION SUMMARIZES ONLY CERTAIN ASPECTS OF THE SETTLEMENT AND COMPROMISE CONTAINED IN THE PLAN AND DOES NOT CONSTITUTE ANY PART OF, AND IS NOT INTENDED AS A SUBSTITUTE FOR, THE DISCLOSURE STATEMENT APPROVED BY THE COURT. CREDITORS SHOULD READ THE PLAN AND THE ACCOMPANYING DISCLOSURE STATEMENT (INCLUDING, WITHOUT LIMITATION, ALL OF THE RISK FACTORS SET FORTH THEREIN) IN THEIR ENTIRETY BEFORE VOTING ON THE PLAN.

         The Debtors have provided you with a Ballot to vote to accept or reject the Plan. In order to have your vote counted, you must complete and return the Ballot in accordance with the procedure set forth therein and in the Disclosure Statement. PLEASE READ THE DIRECTIONS ON THE BALLOT CAREFULLY AND COMPLETE YOUR BALLOT IN ITS ENTIRETY BEFORE RETURNING IT TO THE DEBTORS' BALLOTING AGENT.

                                           THE OFFICIAL COMMITTEE OF UNSECURED
                                           CREDITORS OF ENRON CORP., ET AL.

                                    EXHIBIT J

                      LETTER OF SUPPORT BY THE ENA EXAMINER

                               HARRISON J. GOLDIN
                              THE EXAMINER IN THE
                    ENRON NORTH AMERICA CORP. BANKRUPTCY CASE
                          C/O GOLDIN ASSOCIATES, L.L.C.
                         400 MADISON AVENUE, 10TH FLOOR
                            NEW YORK, NEW YORK 10017

           TEL: (212) 593-2255                     FAX: (212) 888-2841

                                                January 8, 2004

To the Creditors of Enron North America Corp.
and Its Direct and Indirect Debtor Subsidiaries (collectively, "ENA"):

                  As described in the Disclosure Statement (a copy of which is enclosed), pursuant to various Orders entered by the Bankruptcy Court the ENA Examiner was appointed, among other things: (a) to render reports relating to certain ENA transactions; (b) to act as a fiduciary for ENA creditors and review and monitor certain post-Petition Date transactions of ENA; and (c) to facilitate a Chapter 11 plan for ENA. The ENA Examiner has been engaged in these activities since March, 2002 and, particularly in the last year, with the Debtors' plan formulation process.

                  Following discussions and negotiations with the ENA Examiner, the Debtors and Creditors' Committee modified their initial plan proposal to address certain inter-Debtor and inter-creditor issues. These modifications, reflected in the Fifth Amended Plan (a copy of which is also enclosed), pertain, among other things, to the following:

         o SUBSTANTIVE CONSOLIDATION: The Fifth Amended Plan enhances recoveries to ENA creditors with Enron Corp. guaranties by, inter alia, (i) according additional value to guaranty claimants and (ii) permitting guaranty claimants to participate in recoveries from the so-called Mega Claim litigations.

         o ASSET TRANSFERS: As to certain assets previously owned by ENA that were purportedly transferred pre-Petition to Enron Corp., the ENA Examiner believes these transfers are potentially avoidable; the Fifth Amended Plan returns (in whole or in part) three of those assets to ENA.

         o LIQUIDITY: ENA has generated more cash post-Petition than other Debtors. Accordingly, while other creditors will receive a uniform mixture of cash and securities in the ongoing enterprises that are not scheduled for sale, creditors of ENA, in the aggregate, have the option to accept up to $125 million of additional cash in lieu of certain securities.

         o GOVERNANCE: To address the concerns of certain ENA creditors, the Fifth Amended Plan provides for the ENA Examiner to continue his fiduciary responsibilities post-confirmation.

                  THE FOREGOING DESCRIPTION SUMMARIZES ONLY CERTAIN ASPECTS OF THE SETTLEMENT AND COMPROMISE CONTAINED IN THE FIFTH AMENDED PLAN AND DOES NOT CONSTITUTE ANY PART OF, AND IS NOT INTENDED AS A SUBSTITUTE FOR, THE DISCLOSURE STATEMENT APPROVED BY THE COURT. CREDITORS SHOULD READ THE FIFTH AMENDED PLAN AND THE ACCOMPANYING DISCLOSURE STATEMENT (INCLUDING, WITHOUT LIMITATION, ALL OF THE RISK FACTORS SET FORTH THEREIN) IN THEIR ENTIRETY BEFORE VOTING ON THE FIFTH AMENDED PLAN.

                  The ENA Examiner is pleased that the Debtors and the Creditors' Committee have agreed to the foregoing modifications that are reflected in the Fifth Amended Plan. The ENA Examiner believes that the settlement contained in the Fifth Amended Plan is reasonable and that the treatment of ENA creditors therein is fair and equitable. Accordingly, the ENA Examiner endorses a vote by ENA creditors in favor of the Fifth Amended Plan and supports its confirmation. EACH CREDITOR MUST, HOWEVER, MAKE ITS OWN INDEPENDENT DECISION AS TO WHETHER OR NOT THE FIFTH AMENDED PLAN IS ACCEPTABLE TO THAT CREDITOR BEFORE VOTING TO ACCEPT OR REJECT THE FIFTH AMENDED PLAN.


                                                   HARRISON J. GOLDIN
                                                   THE ENA EXAMINER

EXHIBIT 3: VOTING PROCEDURES ORDER

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
--------------------------------------------- X
                                              :
IN RE                                         :      CHAPTER 11
                                              :
ENRON CORP., ET AL.,                          :      CASE NO. 01-16034 (AJG)
                                              :
                           DEBTORS.           :      JOINTLY ADMINISTERED
--------------------------------------------- X

             ORDER, PURSUANT TO SECTIONS 105(a), 502, 1125 AND 1126
              OF THE BANKRUPTCY CODE AND RULES 3003, 3017 AND 3018
                  OF THE FEDERAL RULES OF BANKRUPTCY PROCEDURE
                  ESTABLISHING VOTING PROCEDURES IN CONNECTION
                  WITH THE PLAN PROCESS AND TEMPORARY ALLOWANCE
                      OF CLAIMS PROCEDURES RELATED THERETO

            Upon consideration of the motion dated September 18, 2003,(1) as supplemented (the "Motion") of Enron Corp. ("Enron") and its affiliated debtor entities (collectively, the "Debtors"), as debtors and debtors in possession, seeking entry of an order, pursuant to sections 105(a), 502(c), 1125 and 1126 of title 11 of the United States Code (the "Bankruptcy Code") and Rules 3003, 3017 and 3018 of the Federal Rules of Bankruptcy Procedure (the "Bankruptcy Rules"), establishing voting procedures in connection with the plan process and temporary allowance of claims procedures related thereto; and upon consideration of the objections filed to the Motion; and it appearing that the Bankruptcy Court has jurisdiction to consider the Motion; and it appearing that the relief requested in the Motion is in the best interest of the Debtors, their estates and creditors; and it appearing that due notice of the Motion has been given and no further notice need be given; and upon good and sufficient cause appearing;



-------------------------
(1) Capitalized terms used, but not defined in this Order, shall have the meanings ascribed to them in the Motion.

            IT IS HEREBY ORDERED THAT:

            1. The Motion is GRANTED to the extent and upon the terms and conditions set forth herein.

            2. All objections, if any, to the Motion or the relief requested therein, that have not been withdrawn, waived or settled, and all reservations of rights included therein, are overruled.

            3. Allowance of Claims for Voting Purposes. The voting procedures for the Plan are illustrated on Exhibit A attached hereto and shall be as follows:

                  (a) if a claim is deemed allowed pursuant to the Plan, then such claim shall be allowed for voting purposes in the amount and classification deemed allowed in the Plan;

                  (b) except as otherwise provided in (f), (g), (h) and (m) below and unless temporarily allowed for voting purposes in accordance with this Order, if a filed proof of claim asserts a claim in a wholly unknown or unliquidated amount or is docketed in the database of the court approved official claims docketing agent in these chapter 11 cases, Bankruptcy Services, LLC's ("BSI"), as of January 6, 2004 in the amount of $0, then such claim shall be allowed for voting purposes only in the amount of $1.00;

                  (c) except as otherwise provided in (f), (g), (h) and (m) below and unless temporarily allowed for voting purposes in accordance with the procedures set forth in this Order, if a filed proof of claim asserts a claim in a partially unknown or unliquidated amount, then such claim shall be allowed for voting purposes only in the amount of the known or liquidated portion of the claim as docketed in BSI's database as of January 6, 2004;

                  (d) if a claim has been estimated and allowed by an order of the Bankruptcy Court in accordance with the Estimation Motion or otherwise, then such claim shall be allowed for voting purposes in the amount approved by the Bankruptcy Court, provided that the order is entered on or before March 10, 2004;

                  (e) if a claim is listed in the Debtors' schedules as contingent, unliquidated, or disputed and a proof of claim was not (i) filed by the applicable bar date for the filing of proofs of claim established by the Bankruptcy Court, or (ii) deemed timely filed by an order of the Bankruptcy Court prior to January 6, 2004, unless the Debtors have consented in writing, then such claim shall be disallowed for voting purposes;

                  (f) if (i) the Debtors or any other party have objected to the entirety of a claim by serving and filing an objection, motion or adversary proceeding on or before January 9, 2004 (including, but not limited to, objections seeking to disallow claims under section 502 of the Bankruptcy Code) and (ii) the claim has not been temporarily allowed for voting purposes in accordance with the procedures set forth herein, then such claim shall be disallowed for voting purposes;

                  (g) if (i) the Debtors or any other party have objected to a portion of a claim by serving and filing an objection, motion or adversary proceeding on or before January 9, 2004 (including, but not limited to, objections seeking to disallow claims under section 502 of the Bankruptcy
                        Code) and (ii) such portion of the claim has not been temporarily allowed for voting purposes in accordance with the procedures set forth herein, then such claim shall be allowed for voting purposes only in the amount that is not the subject of the pending objection;

                  (h) if (i) the Debtors or any other party have objected to a claim by serving and filing an objection, motion or adversary proceeding to the classification of all or part of a claim on or before January 9, 2004 (including, but not limited to, any requests to subordinate such claim) and (ii) such claim has not been temporarily allowed for voting purposes in accordance with the procedures set forth herein, then the claim shall be allowed for voting purposes only in the classification that is not the subject of the pending objection (if any);

                  (i) unless otherwise temporarily allowed for voting purposes in accordance with the procedures set forth in this Order, if one proof of claim asserts the same claim against multiple Debtors, then such claim shall be allowed for voting purposes only against the Debtor as docketed in BSI's claims database as of January 6, 2004;

                  (j) unless otherwise provided in this Order or other orders of the Bankruptcy Court, the allowed amount of any proof of claim for voting purposes shall be the amount as docketed in BSI's claims database as of January 6, 2004;

                  (k) unless otherwise provided in this Order including, but not limited to, section 3(h), or other orders of the Bankruptcy Court, for purposes of determining eligibility to vote, the classification of a claim shall be determined based on the classification as docketed in BSI's claims database as of January 6, 2004; provided, however, that any claims for which BSI was unable to identify the classification shall be classified as general unsecured claims;

                  (l) if a creditor opts into or out of a particular convenience class (as may be applicable under the Plan), then any such election shall be binding upon such creditor regardless of whether the claim is ultimately allowed (if allowed at all) against a different Debtor or in a different amount;

                  (m) if a claim is allowed pursuant to a Bankruptcy Court approved settlement on or before April 14, 2004, then such claim shall be entitled to vote on the Plan in accordance with the terms of such settlement;

                  (n) unless temporarily allowed for voting purposes in accordance with the procedures set forth in this Order, if a proof of claim asserts a claim that is not in U.S. dollars, such claim shall be treated as unliquidated and allowed for voting purposes only in the amount of $1.00;

                  (o) unless temporarily allowed for voting purposes in accordance with the procedures set forth in this Order, if (i) a proof of claim was filed after the applicable Bar Date, (ii) the creditor did not obtain leave to file a late claim, and (iii) the proof of claim is not docketed in BSI's database as of January 6, 2004 as an amendment of a timely filed claim, then such claim shall be disallowed for voting purposes only;

                  (p) if the Debtors scheduled a claim and the creditor filed a proof of claim superseding such scheduled claim, then the scheduled claim is deemed superseded in accordance with Bankruptcy Rule 3003(c)(4) and such scheduled claim shall be disallowed for voting purposes; and

                  (q) if a creditor withdraws its claim on or before March 24, 2004, then the creditor shall not be entitled to vote such withdrawn claim.

Exhibit A is attached for illustrative purposes and the provisions of this Order shall be controlling if there are any discrepancies between this Order and Exhibit A.

            4. Temporary Allowance Motions. To the extent that a creditor seeks to have its claims temporarily allowed for voting purposes for any reason, then the following procedures shall apply:

                  (a) all motions to seek temporary allowance of a claim for voting purposes (the "Temporary Allowance Motions") must be filed with the Bankruptcy Court on or before February 17, 2004 at 5:00 p.m. New York City Time;

                  (b) for administrative purposes, the Debtors shall coordinate with the Bankruptcy Court and shall notify the movants of the date and time for hearings on their respective Temporary Allowance Motion by no later than March 1, 2004; provided, however, that hearings shall be held on the Temporary Allowance Motions from March 8, 2004 through April 8, 2004, and all orders temporarily allowing any such claims for voting purposes shall be entered by this Court on or before April 14, 2004; and

                  (c) responses to Temporary Allowance Motions must be filed by no later than 5:00 p.m. New York City Time on the date that is five business days prior to the hearing on the Temporary Allowance Motion.

            5. All claims that have been docketed in BSI's database as of January 6, 2004 as secured, administrative or priority that are not objected to by any party via motion, adversary proceeding or otherwise shall be treated as unimpaired claims for voting purposes and shall not vote on the Plan.

            6. Ballot Correction Motions. As described in the Debtors' motion seeking approval of the Disclosure Statement and solicitation procedures and exhibits thereto (Docket No. 12825, set for hearing on January 6, 2004), with the exception of votes solicited through nominee or record holders wherein their records shall be relied upon, the Debtors intend to solicit votes on the Plan using forms of ballots expressly setting forth the amount and classification of each claim entitled to vote on the Plan. As provided in this Order, the data utilized to identify the amount and classification of each claim entitled to vote on the Plan shall be based on BSI's database except as such data may be modified in accordance with the procedures set forth herein.

                  (a) Subject to (g) and (h) below, if, upon receipt of a ballot, a creditor believes that the amount or classification of its claim as it appears on the ballot incorrectly reflects the information set forth in such creditor's proof of claim due to a clerical or typographical error in entering such data, then such creditor shall be entitled to: (i) on or before February 13, 2004, contact Innisfree at (877) 825-8906 (TOLL
                        FREE) to inquire and make a good faith attempt to resolve the clerical or typographical error consensually, (ii) notwithstanding any other provision in this Order, if the parties agree to make a consensual change to the ballot, then such change shall control how the creditor will vote such claim, and (iii) if the parties are unable to resolve the matter, the creditor may file a motion (the "Ballot Correction Motion") with this Court, by no later than February 17, 2004 at 5:00 p.m. New York City Time, requesting that the Debtors (A) cure the discrepancy between the ballot and the proof of claim as filed and (B) provide the creditor with a revised Ballot;

                  (b) In order to be considered, all Ballot Correction Motions must annex a copy of the proof of claim as filed and state that a good faith attempt was made to resolve the discrepancy by February 13, 2004;

                  (c) for administrative purposes, the Debtors shall coordinate with the Bankruptcy Court and shall notify the movants of the date and time for hearings on their respective Ballot Correction Motion by no later than March 1, 2004; provided, however, that hearings shall be held on the Ballot Correction Motions from March 8, 2004 through April 8, 2004, and all orders on Ballot Correction Motions shall be entered by this Court on or before April 14, 2004;

                  (d) responses to Ballot Correction Motions must be filed by no later than 5:00 p.m. New York City Time on the date that is five business days prior to the hearing on the Ballot Correction Motion;

                  (e) Notwithstanding the foregoing deadlines, if either (i) the date for mailing solicitation packages and/or (ii) the voting deadlines are extended beyond the dates set forth herein prior to the expiration of such deadlines, then such deadlines shall be extended by the lesser of (x) the same number of days as the deadline to mail solicitation packages has been extended, (y) the same number of days as the voting deadline has been extended for all voting creditors or (z) ten (10) business days;

                  (f) The failure of any creditor to file a Ballot Correction Motion by the deadline set forth in this paragraph shall result in the information contained in the ballot being binding on such creditor for voting purposes only;

                  (g) To the extent that a creditor files a Temporary Allowance Motion in accordance with paragraph 4 of this Order, all issues pertaining to voting such claim shall be considered as part of such motion and such creditor shall not be entitled to file a Ballot Correction Motion for the same claim. If a creditor disputes the classification and/or amount of its claim based on substantive legal issues as well as clerical or typographical errors based on the BSI database, then such creditor shall raise all issues related to the classification and/or amount of the claim via a Temporary Allowance Motion; and

                  (h) Creditors may only file Ballot Correction Motions if (i) the Ballot Correction Motion is based entirely on a clerical or typographical error in BSI's database that results in a clerical or typographical error on the creditor's Ballot, (ii) the creditor has not filed a Temporary Allowance Motion for the same claim, and (iii) the creditor has attempted in good faith to resolve the clerical or typographical error by February 13, 2004, but was unable to resolve the dispute.

            7. Voting Stipulations. The Debtors may file with the Bankruptcy Court stipulations regarding the treatment of claims for voting purposes (including, but not limited to, determination of the amount and classification) under a notice of presentment in lieu of filing responses to Ballot Correction Motions, Temporary Allowance Motions or other pleadings by the Debtors seeking to reduce, disallow or reclassify the creditor's claim for voting purposes (the "Voting Stipulations") and the period for the presentment with respect thereto shall be five (5) business days. All such Voting Stipulations must be entered by the

Court on or before April 14, 2004 in order to be effective for purposes of tabulation of the vote in accordance with the procedures set forth herein or any further orders of this Court.

            8. To the extent that a creditor has a question as to how its claim is docketed by BSI, such creditor may access publicly available information via the internet by accessing BSI's website at http://www.bsillc.com. BSI shall continue to update the database available on its website through January 6, 2004 and creditors shall vote their claims as docketed in BSI's database as of January 6, 2004 except as may be otherwise provided in this Order.

            9. Nothing contained in this Order shall prevent the Debtors or any other party from filing an objection, motion and/or adversary proceeding with respect to any claim based on the amount, classification, or validity of such claim at any time; provided, however, that only those objections, motions and/or adversary proceedings filed on or before January 9, 2004 shall affect claims for voting purposes as set forth herein. Furthermore, nothing contained in this Order shall be deemed to be a determination by this Court that any objection, motion or adversary proceeding seeking to equitably subordinate a claim shall, on that basis, cause such claim to be disallowed for voting purposes, and all parties reserve their rights with respect to any and all issues relating to the allowance of such claims for voting purposes.

            10. Unless otherwise provided in this Order, all Temporary Allowance Motions, Ballot Correction Motions, Voting Stipulations, and/or any responses or replies to such pleadings, must be filed and served in accordance with the Bankruptcy Court's Second Amended Case Management Order Establishing, Among Other Things, Noticing Electronic

Procedures, Hearing Dates, Independent Website and Alternative Methods of Participation at Hearings, dated December 17, 2002 (the "Case Management Order").

Dated:   New York, New York
         January 9, 2004

                                            ------------------------------------
                                            HONORABLE ARTHUR J. GONZALEZ
                                            UNITED STATES BANKRUPTCY JUDGE

              -------------------------------------------------------------
              Claim Scheduled and Not Contingent, Unliquidated or Disputed?
              -------------------------------------------------------------
                  |                                                   |
                 No                                                  Yes
                  |                                                   |
       ----------------------------                ------------------------------------------
       Creditor Filed Timely Claim?                Scheduled Claim Superseded by Filed Claim?
       ----------------------------                ------------------------------------------
         |                     |                          |                             |
        No                    Yes                        Yes                           No
         |                     |                          |                             |
--------------------      ---------------------------------------         ---------------------------        ----------------
NO VOTE - BANKRUPTCY      Filed Claim Docketed in BSI Database as         Claim Scheduled as Secured,  -No-  VOTE - UNSECURED
 RULE 3003(c)(2)            Secured, Administrative or Priority?          Administrative or Priority?        SCHEDULED CLAIM
--------------------      ---------------------------------------         ---------------------------        ----------------
                          |                                     |                       |
                         No                                    Yes                     Yes
                          |                                     |                       |
              ------------------       ----------       -------------------         ----------
               Specific Claim          VOTE - PER        Objection Filed to          NO VOTE-
              Expressly Allowed -Yes-  APPLICABLE       Reclassify Claim as   -No-  UNIMPAIRED
               and Classified             PLAN         Unsecured by 01/09/04?       ----------
              Pursuant to Plan?        PROVISIONS      --------------------
              ------------------       ----------               |
                      |                                         |
                     No                                        Yes
                      |                                         |
               ---------------                                  |
                Claim Allowed          ----------   ----------------------------      ----------
                 Pursuant to           VOTE - PER    Temporary Allowance Motion        NO VOTE-
                Court Approved  -Yes-    COURT         filed by Creditors by     -No- BANKRUPTCY
               9019 Compromise          APPROVED     02/17/04 and/or Stipulation      RULE 3018
                 by 04/14/04?          COMPROMISE        filed by 04/07/04?           ----------
               ---------------         ----------   ----------------------------
                      |                                         |
                     No                                        Yes
                      |                                         |
                -------------                                   |
                Claim Allowed          ----------   -----------------------------       ------------
                 Pursuant to           VOTE - PER     Order Entered Temporarily            NO VOTE -
                 Estimation     -Yes-    COURT       Allowing Claim as Unsecured   -No-  BANKRUPTCY
                Order Entered            ORDER      Or Guaranty Claim by 04/14/04?       RULE 3018
                 by 03/10/04?          ----------   ------------------------------      ------------
                -------------                                   |
                      |                                        Yes
                      |                                         |
                      |                                   -----------
                     No                                    VOTE-PER
                      |                                   COURT ORDER
                      |                                   -----------
                      |
               ---------------         -----------------------------------           -------------------------            ---------
               Objection Filed         Temporary Allowance Motion filed by           Order Entered Temporarily            NO VOTE -
                 to Claim by    -Yes-      Creditors by 02/17/04 and/or     -Yes-   Allowing Claim as Unsecured    -No-  BANKRUPTCY
                  01/09/04?               Stipulation filed by 04/07/04?           or Guaranty Claim by 04/14/04?        RULE 3018
               ---------------         -----------------------------------           -------------------------            ---------
                      |                                                  |                                      |
                     No                                                 No                                     Yes
                      |                                                  |                                      |
--------------------------        -------------                     ---------------       --------------     -----------
Temporary Allowance Motion        Order Entered         ------      Objection Seeks       VOTE - PORTION     VOTE - PER
   Filed by Creditor by    -Yes-   Temporarily          VOTE -       to Reduce or   -Yes-  OF CLAIM NOT      COURT ORDER
  02/17/04 or Stipulation         Allowing Claim  -Yes-  PER         Expunge Only           DISPUTED BY      -----------
    filed by 04/07/04?            as Unsecured or       COURT       Part of Claim?           OBJECTION
--------------------------        Guaranty Claim        ORDER       ---------------        --------------
        |                          by 04/14/04?         ------             |
       No                         --------------                          No
        |                               |                                  |
-----------------     ----------        No                            ------------
Ballot Correction     VOTE - PER        |                                NO VOTE -
 Motion Filed by        BALLOT      ----------                         BANKRUPTCY
   Creditor by   -No- SUBJECT TO    VOTE - PER                         RULE 3018
    02/17/04?           VOTING        BALLOT                           -----------
-----------------     PROCEDURES*   SUBJECT TO
       |              -----------     VOTING
      Yes                           PROCEDURES*
       |                            -----------
-----------------     ----------
Ballot Correction     VOTE - PER
  Resolved by    -No-   BALLOT
  Agreement or        SUBJECT TO
 Court Order by         VOTING
    04/14/04?         PROCEDURES*
----------------      ----------
       |
      Yes
       |
  -------------
   VOTE - PER
  AGREEMENT OR
  COURT ORDER
  -------------

* In Addition to Procedures Outlined Above, Voting Procedures Include the
Following:

1. If Claim Docketed in BSI's Database as Partially Liquidated, then Vote in the Liquidated Amount of the Claim.

2. If Claim Docketed in BSI's Database as Wholly Unknown or Unliquidated, $0, or in Foreign Currency, then Vote in the Amount of $1.00.

3. If Filed One Proof of Claim Asserting Same Claim Against Multiple Debtors, then Vote as Docketed in BSI's Database.

4. If Claim Docketed by BSI as Unknown Classification, then Vote as General Unsecured Claim.

        APPENDIX A: MATERIAL DEFINED TERMS FOR ENRON DISCLOSURE STATEMENT

APPENDIX A: MATERIAL DEFINED TERMS FOR ENRON DISCLOSURE STATEMENT

                  Unless the context otherwise requires, any capitalized term used and not defined herein or in the Plan that is defined in the Bankruptcy Code shall have the meaning assigned to that term in the Bankruptcy Code. Unless otherwise specified, (a) all section, schedule or exhibit references in the Plan are to the respective section in, article of, or schedule or exhibit to, the Plan, as the same may be amended, waived, or modified from time to time, (b) all section, appendix or exhibit references in the Disclosure Statement are to the respective section, appendix or exhibit of the Disclosure Statement, as the same may be amended, waived, or modified from time to time, and (c) all references to dollars are to the lawful currency of the United States of America. The words "herein," "hereof," "hereto," "hereunder," and other words of similar import refer to the Disclosure Statement as a whole and not to any particular section, subsection, or clause contained in the Disclosure Statement. The rules of construction contained in section 102 of the Bankruptcy Code shall apply to the construction of the Disclosure Statement. In computing any period of time prescribed or allowed by the Plan or described in the Disclosure Statement, unless otherwise expressly provided, the provisions of Bankruptcy Rule 9006(a) shall apply.

                  ABN means ABN Amro Bank N.V.

                  Accroven means Accroven S.R.L.

                  ACE USA means the ACE-Insurance Company of North America; ACE American Insurance Company; ACE INA Insurance; ACE Insurance Limited; ACE Insurance S.A., N.V.; ACE Seguros, S.A.; ACE-INA Overseas Insurance Company; AKSIGORTA, A.S.; CIGNA Property & Casualty Insurance Company; Compania National de Seguros, S.A.; El Roble Seguros y Fianzas, S.A.; Emirates Insurance Co.
(PSC); ESIS, Inc.; General Accident Insurance Company Ltd.; INAC Corp.; Pt. ACE INA Insurance Indonesia; and Seguros Avila, C.A.

                  ACFI means Atlantic Commercial Finance, Inc., a Delaware corporation and a Debtor.

                  ACFI Guaranty Claim means any Unsecured Claim, other than an Intercompany Claim, against ACFI arising from or relating to an agreement by ACFI to guarantee or otherwise satisfy the obligations of another Debtor, including, without limitation, any Claim arising from or relating to rights of contribution or reimbursement.

                  ACFI Guaranty Distributive Assets means the Plan Currency to be made available to holders of Allowed ACFI Guaranty Claims in an amount derived from the Distribution Model equal to the sum of (A) the product of (i) seventy percent (70%) times (ii) the lesser of (a) the sum of ACFI Guaranty Claims and (b) the product of (y) the Value of ACFI's Assets minus an amount equal to the sum of (1) one hundred percent (100%) of ACFI's Administrative Expense Claims, Secured Claims and Priority Claims plus (2) an amount equal to the product of ACFI's Convenience Claim Distribution Percentage times ACFI's Convenience Claims times (z) a fraction, the numerator of which is equal to the amount of ACFI Guaranty Claims and the denominator of which is equal to the sum of ACFI's (1) General Unsecured Claims, (2) ACFI Guaranty Claims and (3) Intercompany Claims plus (B) the product of (i) thirty percent (30%) times (ii) the Value of all of the Debtors' Assets, calculated as if the Debtors' chapter 11 estates were substantively consolidated, minus an amount equal to the sum of (1) one hundred percent (100%) of all Debtors' Administrative Expense Claims, Secured Claims and Priority Claims, calculated on a Consolidated Basis, plus (2) the sum of the products of each Debtor's Convenience Claims times its respective Convenience Claim Distribution Percentage times (iii) a fraction, the numerator of which is equal to fifty percent (50%) times an amount equal to the sum of the lesser of, calculated on a Claim-by-Claim basis, (1) the amount of ACFI Guaranty Claims and (2) the corresponding primary General Unsecured Claim, calculated on a Consolidated Basis, and the denominator of which is equal to the sum of the amount of (y) all Debtors' General Unsecured Claims, calculated on a Consolidated Basis and (z) fifty percent (50%) of all Guaranty Claims; provided, however, that, for purposes of calculating "ACFI Guaranty Distributive Assets", such calculation shall not include the Assets of or the General Unsecured Claims against either of the Portland Debtors.

                  ACFI Guaranty Distributive Interests means the Litigation Trust Interests or the Special Litigation Trust Interests, as the case may be, to be made available to holders of Allowed ACFI Guaranty Claims in an amount derived from the Distribution Model equal to the quotient of (I) the sum of (A) the product of (i) seventy percent (70%) times (ii) the lesser of (a) the sum of ACFI Guaranty Claims and (b) the product of (y) the sum of the Value of ACFI's Assets and the Fair Market Value of ACFI's Litigation Trust Interests or Special Litigation Trust Interests, as the case may be, minus an amount equal to the sum of (1) one hundred percent (100%) of ACFI's Administrative Expense Claims, Secured Claims and Priority Claims plus (2) an amount equal to the product of ACFI's Convenience Claim Distribution Percentage times ACFI's Convenience Claims times (z) a fraction, the numerator of which is equal to the amount of ACFI Guaranty Claims and the denominator of which is equal to the sum of ACFI's (1) General Unsecured Claims, (2) ACFI Guaranty Claims and (3) Intercompany Claims plus (B) the product of (i) thirty percent (30%) times (ii) the sum of the Value of all of the Debtors' Assets and the Fair Market Value of all of the Debtors' Litigation Trust Interests or Special Litigation Trust Interests, as the case may be, calculated as if the Debtors' chapter 11 estates were substantively consolidated, minus an amount equal to the sum of (1) one hundred percent (100%) of all Debtors' Administrative Expense Claims, Secured Claims and Priority Claims, calculated on a Consolidated Basis, plus (2) the sum of the products of each Debtor's Convenience Claims times its respective Convenience Claim Distribution Percentage times (iii) a fraction, the numerator of which is equal to fifty percent (50%) times an amount equal to the sum of the lesser of, calculated on a Claim-by-Claim basis, (1) the amount of ACFI Guaranty Claims and
(2) the corresponding primary General Unsecured Claim, calculated on a Consolidated Basis, and the denominator of which is equal to the sum of the amount of (y) all Debtors' General Unsecured Claims, calculated on a Consolidated Basis and (z) fifty percent (50%) of all Guaranty Claims minus (C) ACFI Guaranty Distributive Assets, divided by (II) the Fair Market Value of a Litigation Trust Interest or a Special Litigation Trust Interest, as the case may be; provided, however, that, for purposes of calculating "ACFI Guaranty

Distributive Interests", such calculation shall not include the Assets of or the General Unsecured Claims against either of the Portland Debtors.

                  Ada Cogen means Ada Cogeneration Limited Partnership.

                  Administrative Expense Claim means any Claim constituting a cost or expense of administration of the Chapter 11 Cases asserted or authorized to be asserted in accordance with sections 503(b) and 507(a)(1) of the Bankruptcy Code during the period up to and including the Effective Date, including, without limitation, any actual and necessary costs and expenses of preserving the estates of the Debtors, any actual and necessary costs and expenses of operating the businesses of the Debtors in Possession, any post-Petition Date loans and advances extended by one Debtor to another Debtor, any costs and expenses of the Debtors in Possession for the management, maintenance, preservation, sale or other disposition of any assets, the administration and implementation of the Plan, the administration, prosecution or defense of Claims by or against the Debtors and for distributions under the Plan, any guarantees or indemnification obligations extended by the Debtors in Possession, any Claims for reclamation in accordance with section 546(c)(2) of the Bankruptcy Code allowed pursuant to Final Order, any Claims for compensation and reimbursement of expenses arising during the period from and after the respective Petition Dates and prior to the Effective Date and awarded by the Bankruptcy Court in accordance with sections 328, 330, 331 or 503(b) of the Bankruptcy Code or otherwise in accordance with the provisions of the Plan, whether fixed before or after the Effective Date, and any fees or charges assessed against the Debtors' estates pursuant to section 1930, chapter 123, Title 28, United States Code.

                  Aeneas means Aeneas LLC.

                  AEP means American Electric Power Company, Inc.

                  AEP Holding means AEP Energy Services Gas Holding Company.

                  AES means Allegheny Energy Supply Co., LLC.

                  Affiliate means any Entity that is an "affiliate" of any of the Debtors within the meaning of section 101(2) of the Bankruptcy Code.

                  Agave means Agave VPP, LLC.

                  AGF means AGF Brazil Seguros S.A.

                  AIGE means AIG Energy Trading, Inc.

                  Alligator Alley means Enron Alligator Alley Pipeline Company, a Debtor.

                  Allocation Formula means the methodology set forth in the Overhead Allocation Formula Order for allocating shared overhead and other expenses among the Debtors and their material non-Debtor affiliates.

                  Allowed Administrative Expense Claim means an Administrative Expense Claim, to the extent it is or has become an Allowed Claim.

                  Allowed Claim/Allowed Equity Interest means any Claim against or Equity Interest in any of the Debtors or the Debtors' estates, (i) proof of which was filed on or before the date designated by the Bankruptcy Court as the last date for filing such proof of claim against or equity interest in any such Debtor or such Debtor's estate, (ii) if no proof of Claim or Equity Interest has been timely filed, which has been or hereafter is listed by such Debtor in its Schedules as liquidated in amount and not disputed or contingent or (iii) any Equity Interest registered in the stock register maintained by or on behalf of the Debtors as of the Record Date, in each such case in clauses (i), (ii) and
(iii) above, a Claim or Equity Interest as to which no objection to the allowance thereof, or action to equitably subordinate or otherwise limit recovery with respect thereto, has been interposed within the applicable period of limitation fixed by the Plan, the Bankruptcy Code, the Bankruptcy Rules or a Final Order, or as to which an objection has been interposed and such Claim has been allowed in whole or in part by a Final Order. For purposes of determining the amount of an "Allowed Claim", there shall be deducted therefrom an amount equal to the amount of any claim which the Debtors may hold against the holder thereof, to the extent such claim may be set off pursuant to applicable non-bankruptcy law. Without in any way limiting the foregoing, "Allowed Claim" shall include any Claim arising from the recovery of property in accordance with sections 550 and 553 of the Bankruptcy Code and allowed in accordance with section 502(h) of the Bankruptcy Code, any Claim allowed under or pursuant to the terms of the Plan or any Claim to the extent that it has been allowed pursuant to a Final Order; provided, however, that (i) Claims allowed solely for the purpose of voting to accept or reject the Plan pursuant to an order of the Bankruptcy Court shall not be considered "Allowed Claims" hereunder unless otherwise specified herein or by order of the Bankruptcy Court, (ii) for any purpose under the Plan, other than with respect to an Allowed ETS Debenture Claim, "Allowed Claim" shall not include interest, penalties, or late charges arising from or relating to the period from and after the Petition Date, and
(iii) "Allowed Claim" shall not include any Claim subject to disallowance in accordance with section 502(d) of the Bankruptcy Code.

                  Allowed Convenience Claim means a Convenience Claim, to the extent it is or has become an Allowed Claim.

                  Allowed ENA Debenture Claim means an ENA Debenture Claim, to the extent it is or has become an Allowed Claim and as set forth on Exhibit "A" to the Plan.

                  Allowed Enron Common Equity Interest means an Enron Common Equity Interest, to the extent it is or has become an Allowed Equity Interest.

                  Allowed Enron Guaranty Claim means an Enron Guaranty Claim, to the extent it is or has become an Allowed Claim.

                  Allowed Enron Preferred Equity Interest means an Enron Preferred Equity Interest, to the extent it is or has become an Allowed Equity Interest.

                  Allowed Enron Senior Note Claim means an Enron Senior Note Claim, to the extent it is or has become an Allowed Claim and set forth on Exhibit "B" to the Plan.

                  Allowed Enron Subordinated Debenture Claim means an Enron Subordinated Debenture Claim, to the extent it is or has become an Allowed Claim and set forth on Exhibit "C" to the Plan.

                  Allowed Enron TOPRS Debenture Claim means an Enron TOPRS Debenture Claim, to the extent it is or has become an Allowed Claim and set forth in Exhibit "D" to the Plan.

                  Allowed Enron TOPRS Subordinated Guaranty Claim means an Enron TOPRS Subordinated Guaranty Claim, to the extent it is or has become an Allowed Claim.

                  Allowed ETS Debenture Claim means an ETS Debenture Claim, to the extent it is or has become an Allowed Claim and set forth on Exhibit "E" to the Plan.

                  Allowed General Unsecured Claim means a General Unsecured Claim, to the extent it is or has become an Allowed Claim.

                  Allowed Guaranty Claim means a Guaranty Claim, to the extent it is or has become an Allowed Claim.

                  Allowed Intercompany Claim means an Intercompany Claim, to the extent it is or has become an Allowed Claim and as set forth on Exhibit "F" to the Plan; provided, however, that, based upon a methodology or procedure agreed upon by the Debtors, the Creditors' Committee and the ENA Examiner and set forth in the Plan Supplement, the amount of each such Intercompany Claim may be adjusted pursuant to a Final Order of the Bankruptcy Court entered after the date of the Disclosure Statement Order to reflect (a) Allowed Claims, other than Guaranty Claims, arising from a Debtor satisfying, or being deemed to have satisfied, the obligations of another Debtor, (b) Allowed Claims arising under section 502(h) of the Bankruptcy Code solely to the extent that a Debtor does not receive a full recovery due to the effect of the proviso set forth in
Section 28.1 of the Plan or (c) Allowed Claims arising from the rejection of written executory contracts or unexpired leases between or among the Debtors, other than with respect to Claims relating to the rejection damages referenced in Section 34.3 of the Plan.

                  Allowed Joint Liability Claim means a Joint Liability Claim, to the extent it is or has become an Allowed Claim.

                  Allowed Other Subordinated Claim means an Other Subordinated Claim, to the extent it is or has become an Allowed Claim.

                  Allowed Priority Claim means a Priority Claim, to the extent it is or has become an Allowed Claim.

                  Allowed Priority Non-Tax Claim means a Priority Non-Tax Claim, to the extent it is or has become an Allowed Claim.

                  Allowed Priority Tax Claim means a Priority Tax Claim, to the extent it is or has become an Allowed Claim.

                  Allowed Section 510 Enron Common Equity Interest Claim means a
Section 510 Enron Common Equity Interest Claim, to the extent it is or has become an Allowed Claim.

                  Allowed Section 510 Enron Preferred Equity Interest Claim means a Section 510 Enron Preferred Equity Interest Claim, to the extent it is or has become an Allowed Claim.

                  Allowed Section 510 Enron Senior Notes Claim means a Section 510 Enron Senior Notes Claim, to the extent it is or has become an Allowed Claim.

                  Allowed Section 510 Enron Subordinated Debenture Claim means a
Section 510 Enron Subordinated Debenture Claim, to the extent it is or has become an Allowed Claim.

                  Allowed Subordinated Claim means a Subordinated Claim, to the extent it is or has become an Allowed Claim.

                  Allowed Wind Guaranty Claim means a Wind Guaranty Claim, to the extent it is or has become an Allowed Claim.

                  Amended Cash Management Order means the Amended Order Authorizing Continued Use of Existing Bank Accounts, Cash Management System, Checks and Business Forms, and Granting Inter-Company Superpriority Claims, Pursuant to 11 U.S.C. Sections 361, 363(e), 364 and 507(b), as Adequate Protection (Docket #1666).

                  Amended DIP Credit Agreement means that certain Amended and Restated Revolving Credit and Guaranty Agreement dated as of June 14, 2002, by and among ENE, as borrower, each of the direct or indirect subsidiaries of ENE as party thereto, as guarantors, the DIP Lenders, JPMCB and Citicorp, as co-administrative agents, Citicorp, as paying agent, and JPMCB, as collateral agent.

                  ANEEL means Agencia Nacional de Energia Eletrica.

                  Annual Limitation means the amount of pre-change losses (including NOL carryforwards from periods before the ownership change and certain losses or deductions which are "built-in," (i.e., economically accrued but unrecognized), as of the date of the ownership change) that may be utilized, pursuant to Section 382 of the IRC, by a corporation (or consolidated group) that undergoes an "ownership change" to offset future taxable income.

                  APACHI means Enron Asia Pacific/Africa/China LCC, a Debtor.

                  Applicability Order means an order of the Bankruptcy Court making (i) various generally applicable orders previously entered in the Debtors' Chapter 11 Cases, and (ii) various generally applicable proposed orders (orders filed in the Debtors' Chapter 11 Cases but not yet entered), apply to the case of a Debtor that filed its chapter 11 petition after the Initial Petition Date.

                  April 8th Order means the Bankruptcy Court's April 8, 2002 order authorizing and directing the appointment of an examiner for ENE pursuant to section 1104(c) (Docket #2838).

                  Arcor means Arcor S.A.I.C. and its subsidiaries.

                  Arcos Project Company means Enron Espana Generacion, S.L. Sociedad Unipersonal.

                  Ardmore Data Center means the primary
internet/telecommunications center for ENE and its Affiliates, including the Pipeline Businesses.

                  Artemis means Artemis Associates, LLC, a Debtor.

                  Arthur Andersen means Arthur Andersen LLP.

                  Asset Holdings means HPL Asset Holdings L.P.

                  Assets means with respect to a Debtor, (a) all "property" of such Debtor's estate, as defined in section 541 of the Bankruptcy Code, including such property as is reflected on such Debtor's books and records as of the date of the Disclosure Statement Order, unless modified pursuant to the Plan or a Final Order and (b) all claims and causes of action, including those that may be allocated or reallocated in accordance with the provisions of Articles II, XXII, XXIII and XXVIII of the Plan, that have been or may be commenced by such Debtor in Possession or other authorized representative for the benefit of such Debtor's estate, unless modified pursuant to the Plan or a Final Order; provided, however, that, "Assets" shall not include claims and causes of action which are the subject of the Severance Settlement Fund Litigation or such other property otherwise provided for in the Plan or by a Final Order; and, provided, further, that, in the event that the Litigation Trust or the Special Litigation Trust is created, Litigation Trust Claims or Special Litigation Claims, as the case may be, shall not constitute "Assets."

                  Assumption Schedule means the list of executory contracts and unexpired leases to be assumed in accordance with section 365 of the Bankruptcy Code and Article XXXIV of the Plan and filed with the Bankruptcy Court pursuant to the provisions of Article XXXIV of the Plan.

                  Atlantic means Atlantic Water Trust.

                  Avista means Avista Corporation.

                  Azurix means Azurix Corp.

                  Azurix Buenos Aires means Azurix Buenos Aires S.A.

                  Azurix Europe means Azurix Europe Ltd.

                  Azurix Europe Deed means that certain Credit Facility by and between Azurix Europe and Bristol Water Trust, dated July 19, 2001, as amended.

                  Backbone 1 means Backbone Trust I.

                  Backbone 2 means Backbone Trust II.

                  Bahiagas means Compania de Gas de Bahia.

                  Ballot means the form distributed to each holder of an impaired Claim on which is to be indicated acceptance or rejection of the Plan.

                  Ballot Date means the date established by the Bankruptcy Court and set forth in the Disclosure Statement Order for the submission of Ballots and the election of alternative treatments pursuant to the terms and provisions of the Plan.

                  BAM means BAM Lease Company, a Debtor.

                  Banca Nazionale means Banca Nazionale del Lavoro S.p.A.

                  Bankruptcy Code means The Bankruptcy Reform Act of 1978, as amended, to the extent codified in Title 11, United States Code, as applicable to the Chapter 11 Cases.

                  Bankruptcy Court means the United States Bankruptcy Court for the Southern District of New York or such other court having jurisdiction over the Chapter 11 Cases.

                  Bankruptcy Rules means the Federal Rules of Bankruptcy Procedure, as promulgated by the United States Supreme Court under section 2075 of Title 28 of the United States Code, and any Local Rules of the Bankruptcy Court, as amended, as applicable to the Chapter 11 Cases.

                  Barclays means Barclays Bank PLC.

                  Bayerische means Bayerische Hypo-Vereinsbank Ag.

                  BBPL means the Bolivia-to-Brazil pipeline.

                  BBtu/d means billion British thermal units per day.

                  bcf means billion cubic feet.

                  bcf/d means billion cubic feet per day.

                  BCI means IntesaBci, S.p.A., formerly known as Banca Commerciale Italiana, S.p.A.

                  Beaver means Beaver Combustion Turbine Plant.

                  Belden Agreement means the plea agreement between Timothy Belden and the DOJ, through the United States Attorney's Office for the Northern District of California, and the Enron Task Force that was entered in the United States District Court for the Northern District of California.

                  BEPC means Brazos Electric Power Cooperative.

                  BGT means Bammel Gas Trust.

                  Black Mesa means Black Mesa Pipeline, Inc.

                  Blackstone means The Blackstone Group, L.P.

                  BLB means Bayerische Landesbank Girozentrale.

                  BLM means Bahia Las Minas Corp.

                  BNDES means the Brazilian National Bank for Economic and Social Development.

                  BoA means Bank of America, N.A.

                  Board means the Board of Directors of ENE.

                  Boardman means Boardman Coal Plant.

                  BOTAS means BOTAS Petroleum Pipeline Corporation, (Boru Hatlari le Petrol Tasima A.S.), the state-owned natural gas monopoly in Turkey.

                  BPA means Bonneville Power Administration.

                  BPDT means Brazilian Development Power Trust.

                  Brazos means Brazos Office Holdings, L.P.

                  Brazos LP means Brazos VPP Limited Partnership.

                  Brazos Synthetic Lease

                  Brazos Trust means Brazos VPP Trust.

                  Bridgeline means Bridgeline Holdings, L.P., Bridgeline Storage and Bridgeline Distribution, collectively.

                  Bridgeline Distribution means Bridgeline Gas Distribution,
LLC.

                  Bridgeline Holdings means Bridgeline Holdings, L.P.

                  Bridgeline Storage means Bridgeline Storage Company, LLC.

                  Bristol means Bristol Water Trust.

                  British Energy means British Energy plc.

                  British Energy Group means British Energy and certain of its subsidiaries, including without limitation British Energy Generation Limited.

                  Broadband Services means the Enron Companies' broadband services business unit.

                  BT means Bankers Trust (now part of Deutsche Bank). BTRC means the Bankruptcy Transaction Review Committee.

                  BTU means British thermal unit.

                  Business Day means a day other than a Saturday, a Sunday or any other day on which commercial banks in New York, New York are required or authorized to close by law or executive order.

                  BWT means Bob West Treasure L.L.C.

                  BWT Forward Contract means the Natural Gas Inventory Forward Sale Contract, as amended, between BWT and EEX E&P.

                  BWT Gas Index Price means the price at which EEX E&P would deliver gas proceeds to BWT on a monthly basis. The agreed price was equal to the applicable NYMEX price minus a pre-determined basis differential.

                  BWT Swap means that certain ISDA Master Agreement between BWT and ENA, and all related amendments, schedules, exhibits and confirmations.

                  CAA means the Air Pollution Prevention and Control Act, 42 U.S.C. Section 7401 et. seq., also known as the Clean Air Act

                  Cabazon Holdings means Cabazon Holdings LLC, a Debtor.

                  Cabazon Power means Cabazon Power Partners LLC, a Debtor.

                  CAByL means Constructores Akal B y L, S. de R.L.

                  CAGR means cumulative annual growth rate.

                  Calcasieu means Calcasieu Development Company, L.L.C., a
Debtor.

                  CALIFE means Compania Anonima Luz y Fuerza Electrica de Puerto Cabello.

                  Calvert City Power means Calvert City Power I, L.L.C., a
Debtor.

                  Calypso means Calypso Pipeline, LLC, a Debtor.

                  CAO means Chief Accounting Officer.

                  Case Management Order means the Second Amended Case Management Order Establishing, Among Other Things, Noticing Electronic Procedures, Hearing Dates, Independent Website and Alternative Methods of Participation at Hearings, dated December 17, 2002, entered by the Bankruptcy Court.

                  Cash means lawful currency of the United States of America.

                  Cash Equivalents means equivalents of Cash in the form of readily marketable securities or instruments issued by a person other than the Debtors, including, without limitation, readily marketable direct obligations of, or obligations guaranteed by, the United States of America, commercial paper of domestic corporations carrying a Moody's Rating of "A" or better, or equivalent rating of any other nationally recognized rating service, or interest-bearing certificates of deposit or other similar obligations of domestic banks or other financial institutions having a shareholders' equity or equivalent capital of not less than One Hundred Million Dollars ($100,000,000.00), having maturities of not more than one (1) year, at the then best generally available rates of interest for like amounts and like periods.

                  Cash Sweeps means the transfer or "sweep" of revenues on a daily basis from the Debtors' bank accounts into an ENE concentration account.

                  Cash V Trust means Contractual Asset Securitization Holding Trust V.

                  Cash VI Trust means Contractual Asset Securitization Holding Trust VI.

                  CashCo 5 means Enron Cash Company No. 5.

                  CashCo 6 means Enron Cash Company No. 6 LLC.

                  CDC means Commonwealth Development Corporation.

                  CEMS means Clinton Energy Management Services, Inc., a Debtor.

                  CEMSA means Comercializadora de Energia del Mercosur S.A.

                  Centragas means Centragas-Transportadora de Gas de la Region Central de Enron Development & Cia., S.C.A.

                  Central Maine means Central Maine Power Company.

                  CERCLA means the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. Section 9601 et seq.

                  CES means CrossCountry Energy Services, LLC,
(successor-in-interest to CGNN Holding Company, Inc.), a non-Debtor affiliate of ENE and a wholly owned subsidiary of ETS.

                  CFTC means the United States Commodity Futures Trading Commission.

                  CGC means City Gas Company.

                  Chapter 11 Cases means the cases commenced under chapter 11 of the Bankruptcy Code by the Debtors on or after the Initial Petition Date styled In re Enron Corp., et al., Chapter 11 Case No. 01-16034 (AJG), Jointly Administered, currently pending before the Bankruptcy Court.

                  Chapter 11 Professionals means any and all professionals whose retention has been approved by the Bankruptcy Court pursuant to sections 327, 328 and 363 of the Bankruptcy Code.

                  Cherokee means Cherokee Finance VOF.

                  Cheyenne means Cheyenne Finance S.A.R.L.

                  Choctaw means Choctaw Investors B.V.

                  CIBC means CIBC, Inc.

                  CILCO means Central Illinois Light Company.

                  Citibank means Citibank, N.A.

                  Citicorp means Citicorp USA, Inc.

                  Citicorp Leasing means Citicorp Leasing, Inc.

                  Citrus means Citrus Corp.

                  Citrus Energy Services means Citrus Energy Services, Inc.

                  Citrus Trading means Citrus Trading Corp.

                  Claim means any right to payment from the Debtors or from property of the Debtors or their estates, whether or not such right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured, or unsecured, known or unknown or asserted; or any right to an equitable remedy for breach of performance if such breach gives rise to a right of payment from the Debtors or from property of the Debtors, whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent, matured, unmatured, disputed, undisputed, secured, or unsecured.

                  Claims Bar Date means the date set by the Bankruptcy Court as the last day for filing proofs of claim against a Debtor.

                  Class means a category of holders of Claims or Equity Interests set forth in Article IV of the Plan.

                  Class Actions means the litigations styled (1) In re Enron Corporation Securities, Derivative and "ERISA" Litigation, Case No. MDL 1446,
(2) Newby, et al. v. Enron Corporation, et al., Civil Action No. H-01-3624, (3) Tittle, et al. v. Enron Corp., et al., Civil Action No. H-01-3913, (4) American National Insurance Company, et al. v. Arthur Andersen, LLP, et al., Civil Action No. G-02585, (5) American National Insurance Company, et al. v. Citigroup, Inc., et al., Civil Action No. G-02-723, (6) Blaz, et al. v. Robert A. Belfer, et al., Civil Action No. H-02-1150, (7) Pearson, et al. v. Fastow, et al., Civil Action No. H-02-3786, (8) Rosen, et al. v. Fastow, et al., Civil Action No. H-02-3787,
(9) Ahlich, et al. v. Arthur Andersen LLP, et al., Civil Action No. H-02-3794,
(10) Silvercreek Management, Inc., et al. v. Salomon Smith Barney, Inc., et al., Civil Action No. H-02-3185, and (11) such other actions which may be pending and become consolidated for administrative purposes in the United States District Court for the Southern District of Texas, Houston Division.

                  CLN Trust means the Enron Credit Linked Notes Trust.

                  CLN Trust II means the Enron Credit Linked Notes Trust II.

                  CO means carbon monoxide.

                  CoalCo means ECT Coal Company No. 1.

                  COBRA means Consolidated Omnibus Budget Reconciliation Act, Pub. L. No. 99-272, 100 Stat. 82 (1986).

                  COD means cancellation of debt.

                  Collateral means any property or interest in property of the estates of any of the Debtors that is subject to an unavoidable Lien to secure the payment or performance of a Claim.

                  Colstrip means Colstrip Units 3 and 4 Coal Plant.

                  Common Equity Interest means a common Equity Interest.

                  Common Equity Trust means the Entity to be created on or prior to the Effective Date to hold the Exchanged Enron Common Stock for the benefit of the holders of Enron Common Equity Trust Interests.

                  Common Equity Trust Agreement means the trust agreement, which agreement shall be in form and substance satisfactory to the Creditors' Committee and substantially in the form contained in the Plan Supplement.

                  Common Equity Trust Board means the Persons selected by the Debtors, after consultation with the Creditors' Committee, and appointed by the Bankruptcy Court, or any replacements thereafter selected in accordance with the provisions of the Common Equity Trust Agreement.

                  Common Equity Trust Interests means the beneficial interests in the Common Equity Trust, in a number equal to the outstanding shares of Exchanged Enron Common Stock, to be allocated to holders of Allowed Enron Common Equity Interests.

                  Common Equity Trustee means Stephen Forbes Cooper, LLC, or such other Entity appointed by the Bankruptcy Court to administer the Common Equity Trust in accordance with the terms and provisions of Article XXVII of the Plan and the Common Equity Trust Agreement.

                  Communications Leasing means Enron Communications Leasing Corp., a Debtor.

                  Compagnie Papiers means Compagnie Papiers Stadacona. In a corporate reorganization in January 2003, substantially all of the assets and liabilities of Compagnie Papiers were transferred to CPS. CPS is an indirect, wholly owned subsidiary of Compagnie Papiers.

                  Condor means the Condor Share Trust.

                  Conectiv means Conectiv Energy Supply, Inc.

                  ConEd means Consolidated Edison.

                  Confirmation Date means the date the Clerk of the Bankruptcy Court enters the Confirmation Order on the docket of the Bankruptcy Court with respect to the Chapter 11 Cases.

                  Confirmation Hearing means the hearing to consider confirmation of the Plan in accordance with section 1129 of the Bankruptcy Code, as such hearing may be adjourned or continued from time to time.

                  Confirmation Order means the order of the Bankruptcy Court confirming the Plan.

                  Considar means Considar Metal Marketing, Inc.

                  Consolidated Basis means with respect to any Claims (a) asserted by an Entity against two or more Debtors and (b) arising from or related to the same liability, or on the basis of secondary liability, co-liability or joint liability, for certain purposes of the Plan, such Claims shall be deemed to be treated as a single Claim of such Entity against the Debtors as if the Debtors' estates were substantively consolidated.

                  Consorcio Enron means Empresa Brasileira Distribuidora Ltda. (f/k/a Consorcio Enron Energia Mercosul)

                  Constellation means Constellation New Energy, Inc. (f/k/a AES New Energy Inc.).

                  Contract Lift Stay Motions means motions filed by counterparties seeking relief from the automatic stay to cancel various contracts.

                  Convenience Claim means, except as provided in Section 16.2 of the Plan, any Claim equal to or less than Fifty Thousand Dollars ($50,000.00) or greater than Fifty Thousand Dollars ($50,000.00) but with respect to which the holder thereof voluntarily reduces the Claim to Fifty Thousand Dollars ($50,000.00) on the Ballot; provided, however, that, for purposes of the Plan and the distributions to be made thereunder, "Convenience Claim" shall not include (i) an Enron Senior Note Claim, (ii) an Enron Subordinated Debenture Claim, (iii) an ETS Debenture Claim, (iv) an ENA Debenture Claim, (v) an Enron TOPRS Debenture Claim and (vi) any other Claim that is a component of a larger Claim, portions of which may be held by one or more holders of Allowed Claims.

                  Convenience Claim Distribution Percentage means with respect to a Convenience Claim against an individual Debtor, the amount set forth opposite the appropriate Class listed on Exhibit "G" to the Plan.

                  Corpus Christi Bankruptcy Court means the United States Bankruptcy Court for the Southern District of Texas, Corpus Christi Division, with jurisdiction over the EOTT chapter 11 bankruptcy case.

                  Coyote Springs means Coyote Springs Generation Plant.

                  CP Notes means the notes issued by Enron Funding pursuant to the CP Program.

                  CP Program means the commercial paper program administered by CSFB and Salomon Smith Barney pursuant to which Enron Funding issued up to $350 million in CP Notes in the commercial paper market to qualified institutional buyers and accredited investors.

                  CPS means Papiers Stadacona Ltee.

                  Credit Lyonnais means Credit Lyonnais New York Branch.

                  Credit Rating means the senior unsecured long-term debt rating of ENE by Fitch, Moody's, or S&P.

                  Creditor means any Person or Entity holding a Claim against the Debtors' estates or, pursuant to section 102(2) of the Bankruptcy Code, against property of the Debtors that arose or is deemed to have arisen on or prior to the Petition Date, including, without limitation, a Claim against any of the Debtors or Debtors in Possession of a kind specified in sections 502(g), 502(h) or 502(i) of the Bankruptcy Code.

                  Creditor Cash means at any time, the excess, if any, of (a) all Cash and Cash Equivalents (i) in the Disbursement Account(s) or (ii) to be distributed in accordance with the provisions of Sections 22.8 and 23.8 of the Plan over (b) such amounts of Cash (i) reasonably determined by the Disbursing Agent as necessary to satisfy, in accordance with the terms and conditions of the Plan, Administrative Expense Claims, Priority Non-Tax Claims, Priority Tax Claims, Convenience Claims and Secured Claims, (ii) necessary to fund the Litigation Trust and the Special Litigation Trust in accordance with Articles XXII and XXIII of the Plan, respectively, (iii) necessary to make pro rata distributions to holders of Disputed Claims as if such Disputed Claims were, at such time, Allowed Claims and (iv) such other amounts reasonably determined by the Reorganized Debtors as necessary to fund the ongoing operations of the Reorganized Debtors or the Remaining Asset Trusts, as the case may be, during the period from the Effective Date up to and including such later date as the Reorganized Debtor Plan Administrator shall reasonably determine; provided, however, that, on the Effective Date, Creditor Cash available as of the Effective Date shall be equal to or greater than the amount of Creditor Cash as jointly determined by the Debtors and the Creditors' Committee and set forth in the Plan Supplement, which amount may be subsequently adjusted with the consent of the Creditors' Committee; and, provided, further, that such projected amount of Creditor Cash shall be reduced, on a dollar-for-dollar basis, to the extent of any distributions of Cash made by the Debtors to Creditors, pursuant to a Final Order, during the period from the Confirmation Date up to and including the Effective Date.

                  Creditors' Committee means the statutory committee of creditors holding Unsecured Claims appointed in the Chapter 11 Cases pursuant to section 1102(a) of the Bankruptcy Code, as reconstituted from time to time.

                  CrossCountry means CrossCountry Energy, LLC, a Delaware limited liability company, formed on or prior to the Effective Date, the assets of which shall consist of the CrossCountry Assets; provided, however, unless the context requires otherwise, references in this Disclosure Statement to "CrossCountry" shall also be deemed references to the Entity that the Debtors and the Creditors' Committee designate as CrossCountry Distributing Company in accordance with the Plan, whether by consummation of the CrossCountry Transaction or the declaration of CrossCountry as CrossCountry Distributing Company, whether in its current form as a limited liability company or as converted to a corporation.

                  CrossCountry Assets means the assets of CrossCountry Distributing Company or a subsidiary of CrossCountry Distributing Company, including, without limitation, (a) (i) eight hundred (800) shares of common stock of Transwestern Holding Company, Inc., having a par value of $0.01 per share, (ii) five hundred (500) shares of Class B common stock of Citrus Corp., having a par value of $1.00 per share, (iii) four hundred (400) shares of common stock of Northern Plains Natural Gas Company, having a par value of $1.00 per share, (iv) one hundred percent (100%) of the membership interests in CrossCountry Energy Services, LLC (successor-in-interest to CGNN Holding Company, Inc.), and (v) one thousand (1000) shares of common stock of NBP Services Corporation, having a par value of $1.00 per share; provided, however, that in the event that, during the period from the date of the Disclosure Statement Order up to and including the date of the initial distribution of Plan Securities pursuant to the terms and provisions of Section 32.1(c) of the Plan, the Debtors, with the consent of the Creditors' Committee, determine not to include in CrossCountry Distributing Company or a subsidiary thereof a particular asset set forth above, the Debtors shall file a notice thereof with the Bankruptcy Court and the Value of the CrossCountry Common Equity shall be reduced by the Value attributable to such asset, as set forth in the Disclosure Statement or determined by the Bankruptcy Court at the Confirmation Hearing, and
(b) such other assets as the Debtors, with the consent of the Creditors' Committee, determine on or prior to the date of the initial distribution of Plan Securities pursuant to the terms and provisions of Section 32.1(c) of the Plan to include in CrossCountry Distributing Company or a subsidiary thereof and the Value of the CrossCountry Common Equity shall be increased by the Value attributable to any such assets.

                  CrossCountry By-laws/Organizational Agreement means the by-laws or organizational agreement of CrossCountry Distributing Company, which by-laws or other organizational agreement shall be in form and substance satisfactory to the Creditors' Committee and in substantially the form included in the Plan Supplement.

                  CrossCountry Charter means the Certificate of Incorporation or other charter document, as applicable of CrossCountry Distributing Company, to be filed with its jurisdiction of organization, which certificate of incorporation or other organizational document shall be in form and substance satisfactory to the Creditors' Committee and in substantially the form included in the Plan Supplement.

                  CrossCountry Common Equity means in the event that CrossCountry Distributing Company is (i) a corporation, the shares of common equity authorized and to be issued pursuant to the Plan, which shares shall have a par value of $0.01 per share, of which one hundred million (100,000,000) shares shall be authorized and of which seventy-five million (75,000,000) shares shall be issued pursuant to the Plan, or (ii) an Entity other than a corporation, units of common equity of such Entity, of which one hundred million (100,000,000) units shall be authorized and of which seventy-five million (75,000,000) units shall be issued pursuant to the Plan, and such other rights with respect to dividends, liquidation, voting and other matters as are provided for by applicable non-bankruptcy law or the CrossCountry Charter or the CrossCountry By-laws/Organizational Agreement.

                  CrossCountry Contribution and Separation Agreement means the Amended and Restated Contribution and Separation Agreement to be entered into by and among ENE, ETS, EOS, EOC Preferred, CrossCountry, CrossCountry Citrus Corp. and CrossCountry Energy Corp.

                  CrossCountry Conversion means the potential conversion of CrossCountry from a limited liability company into a corporation in the event that the CrossCountry Transaction is not consummated as described in Section IX.F.1. "Formation of CrossCountry".

                  CrossCountry Distributing Company means the Entity designated jointly by the Debtors and the Creditors' Committee pursuant to the Plan to distribute shares of capital stock or equity interests in accordance with
Section 32.1(c) of the Plan representing interests in the CrossCountry Assets.

                  CrossCountry Distribution means the distribution of equity interests of the CrossCountry Distributing Company pursuant to the Plan or such other order of the Bankruptcy Court.

                  CrossCountry Distribution Date means the date on which the CrossCountry Distribution occurs.

                  CrossCountry Energy Corp. means CrossCountry Energy Corp., a Delaware corporation.

                  CrossCountry Enron Parties means ENE, ETS, EOC Preferred (as successor to Enron Operations, L.P.) and EOS, which comprise the parties, in addition to CrossCountry, CrossCountry Citrus Corp. and CrossCountry Energy Corp., which are parties to the CrossCountry Contribution and Separation Agreement.

                  CrossCountry Equity Interests means the equity interests held by ENE and its Affiliates in Citrus, Transwestern Holding, Northern Plains, NBP Services, and CrossCountry Energy Services.

                  CrossCountry Indemnified Parties means CrossCountry, CrossCountry Energy Corp. and the CrossCountry Distributing Company, each controlled subsidiary (which does not include Citrus or Northern Border Partners) of CrossCountry, CrossCountry Energy Corp. and CrossCountry Distributing Company and their respective directors, officers, employees, agents, representatives, successors, and assigns.

                  CrossCountry Limited Liability Company Agreement means the limited liability company agreement of CrossCountry, which limited liability company agreement shall be in form and substance satisfactory to the Creditors' Committee and in substantially the form included in the Plan Supplement.

                  CrossCountry Transaction means the transaction, described in
Section IX.F.1 "Formation of CrossCountry", entered into by the CrossCountry Enron Parties, CrossCountry and CrossCountry Distributing Company, with the consent of the

Creditors' Committee and consistent with the Plan, pursuant to which the equity interests in CrossCountry would be exchanged for equity interests in CrossCountry Distributing Company and CrossCountry Distributing Company obtains the direct or indirect ownership of the Pipeline Businesses and services companies held by CrossCountry.

                  CrossCountry Trust means the Entity, if jointly determined by the Debtors and, provided that the Creditors' Committee has not been dissolved in accordance with the provisions of Section 33.1 of the Plan, the Creditors' Committee, to be created on or subsequent to the Confirmation Date, but in no event later than the date on which the Litigation Trust is created, in addition to the creation of CrossCountry Distributing Company, and to which Entity shall be conveyed one hundred percent (100%) of the CrossCountry Common Equity.

                  CrossCountry Trust Agreement means, in the event the CrossCountry Trust is created, the CrossCountry Trust Agreement, which agreement shall be in form and substance satisfactory to the Creditors' Committee and substantially in the form contained in the Plan Supplement, pursuant to which the CrossCountry Trust Board and the CrossCountry Trustee shall manage, administer, operate and liquidate the assets contained in the CrossCountry Trust and distribute the proceeds thereof or the CrossCountry Common Equity.

                  CrossCountry Trust Board means, in the event the CrossCountry Trust is created, the Persons selected by the Debtors, after consultation with the Creditors' Committee, and appointed by the Bankruptcy Court, or any replacements thereafter selected in accordance with the provisions of the CrossCountry Trust Agreement.

                  CrossCountry Trust Interests means, in the event the CrossCountry Trust is created, the seventy-five million (75,000,000) beneficial interests in CrossCountry Distributing Company to be allocated to holders of Allowed Claims.

                  CrossCountry Trustee means, in the event the CrossCountry Trust is created, Stephen Forbes Cooper, LLC, or such other Entity appointed by the CrossCountry Trust Board and approved by the Bankruptcy Court to administer the CrossCountry Trust in accordance with the provisions of Article XXIV of the Plan and the CrossCountry Trust Agreement.

                  CRRA means Connecticut Resources Recovery Authority.

                  CSFB means Credit Suisse First Boston.

                  CUB means Citizens' Utility Board.

                  Cuiaba Project means the combination of EPE, GasMat, GasBol, and TBS.

                  Dabhol Power means Dabhol Power Company.

                  DB means Deutsche Bank.

                  DCR Overseers means the group of five (5) Persons selected by the Debtors with the consent of (a) the Creditors' Committee with respect to four (4) of the Debtors' selections and (b) the ENA Examiner with respect to one
(1) of the Debtors' selections, and appointed prior to the Effective Date by the Bankruptcy Court, or any replacements thereafter selected in accordance with the guidelines of the Disputed Claims reserve set forth in the Plan Supplement, who shall determine, in accordance with the provisions set forth therein, to vote or sell the Plan Securities held by the Disputed Claims reserve to be created in accordance with the provisions of Section 21.3 of the Plan.

                  De Minimis Asset Sale Order means Order Pursuant to Sections 105 and 363 of the Bankruptcy Code Approving Procedures for the Sale of Certain Surplus Assets with De Minimis Value Free and Clear of Liens, Claim, Interests, and Encumbrances (Docket #2536), as clarified by the Order Pursuant to Sections 105 and 363 of the Bankruptcy Code Clarifying Procedures for the Sale of Assets with De Minimis Value Free and Clear of Liens, Claims, Interests, and Encumbrances (Docket #4130).

                  Debtors means Enron Metals & Commodity Corp., Enron Corp., Enron North America Corp., Enron Power Marketing, Inc., PBOG Corp., Smith Street Land Company, Enron Broadband Services, Inc., Enron Energy Services Operations, Inc., Enron Energy Marketing Corp., Enron Energy Services, Inc., Enron Energy Services, LLC, Enron Transportation Services, LLC, BAM Lease Company, ENA Asset Holdings, L.P., Enron Gas Liquids, Inc., Enron Global Markets LLC, Enron Net Works LLC, Enron Industrial Markets LLC, Operational Energy Corp., Enron Engineering & Construction Company, Enron Engineering & Operational Services Company, Garden State Paper Company, LLC, Palm Beach Development Company, L.L.C., Tenant Services, Inc., Enron Energy Information Solutions, Inc., EESO Merchant Investments, Inc., Enron Federal Solutions, Inc., Enron Freight Markets Corp., Enron Broadband Services, L.P., Enron Energy Services North America, Inc., Enron LNG Marketing LLC, Calypso Pipeline, LLC, Enron Global LNG LLC, Enron International Fuel Management Company, Enron Natural Gas Marketing Corp., ENA Upstream Company LLC, Enron Liquid Fuels, Inc., Enron LNG Shipping Company, Enron Property & Services Corp., Enron Capital & Trade Resources International Corp., Enron Communications Leasing Corp., Enron Wind Corp., Enron Wind Systems, Inc., Enron Wind Energy Systems Corp., Enron Wind Maintenance Corp., Enron Wind Constructors Corp., EREC Subsidiary I, LLC, EREC Subsidiary II, LLC, EREC Subsidiary III, LLC, EREC Subsidiary IV, LLC, EREC Subsidiary V, LLC, Intratex Gas Company, Enron Processing Properties, Inc., Enron Methanol Company, Enron Ventures Corp., Enron Mauritius Company, Enron India Holdings Ltd., Offshore Power Production C.V., The New Energy Trading Company, EES Service Holdings, Inc., Enron Wind Development LLC, ZWHC LLC, Zond Pacific, LLC, Enron Reserve Acquisition Corp., EPC Estates Services, Inc., f/k/a National Energy Production Corporation, Enron Power & Industrial Construction Company, NEPCO Power Procurement Company, NEPCO Services International, Inc., San Juan Gas Company, Inc., EBF LLC, Zond Minnesota Construction Company LLC, Enron Fuels International, Inc., E Power Holdings Corp., EFS Construction Management Services, Inc., Enron Management, Inc., Enron Expat Services, Inc., Artemis Associates, LLC, Clinton Energy Management Services, Inc., LINGTEC Constructors L.P., EGS

New Ventures Corp., Louisiana Gas Marketing Company, Louisiana Resources Company, LGMI, Inc., LRCI, Inc., Enron Communications Group, Inc., EnRock Management, LLC, ECI-Texas, L.P., EnRock, L.P., ECI-Nevada Corp., Enron Alligator Alley Pipeline Company, Enron Wind Storm Lake I LLC, ECT Merchant Investments Corp., EnronOnline, LLC, St. Charles Development Company, L.L.C., Calcasieu Development Company, L.L.C., Calvert City Power I, L.L.C., Enron ACS, Inc., LOA, Inc., Enron India LLC, Enron International Inc., Enron International Holdings Corp., Enron Middle East LLC, Enron WarpSpeed Services, Inc., Modulus Technologies, Inc., Enron Telecommunications, Inc., DataSystems Group, Inc. Risk Management & Trading Corp., Omicron Enterprises, Inc., EFS I, Inc., EFS II, Inc., EFS III, Inc., EFS V, Inc., EFS VI, L.P., EFS VII, Inc., EFS IX, Inc., EFS X, Inc., EFS XI, Inc., EFS XII, Inc., EFS XV Inc., EFS XVII, Inc., Jovinole Associates, EFS Holdings, Inc., Enron Operations Services, LLC, Green Power Partners I LLC, TLS Investors, L.L.C., ECT Securities Limited Partnership, ECT Securities LP Corp., ECT Securities GP Corp., KUCC Cleburne, LLC, Enron International Asset Management Corp., Enron Brazil Power Holdings XI Ltd., Enron Holding Company L.L.C., Enron Development Management Ltd., Enron International Korea Holdings Corp., Enron Caribe VI Holdings Ltd., Enron International Asia Corp., Enron Brazil Power Investments XI Ltd., Paulista Electrical Distribution, L.L.C., Enron Pipeline Construction Services Company, Enron Pipeline Services Company, Enron Trailblazer Pipeline Company, Enron Liquid Services Corp., Enron Machine and Mechanical Services, Inc., Enron Commercial Finance Ltd., Enron Permian Gathering Inc., Transwestern Gathering Company, Enron Gathering Company, EGP Fuels Company, Enron Asset Management Resources, Inc., Enron Brazil Power Holdings I Ltd., Enron do Brazil Holdings Ltd., Enron Wind Storm Lake II LLC, Enron Renewable Energy Corp., Enron Acquisition III Corp., Enron Wind Lake Benton LLC, Superior Construction Company, EFS IV, Inc., EFS VIII, Inc., EFS XIII, Inc., Enron Credit, Inc., Enron Power Corp., Richmond Power Enterprise, L.P., ECT Strategic Value Corp., Enron Development Funding Ltd., Atlantic Commercial Finance, Inc., The Protane Corporation, Enron Asia Pacific/Africa/China LLC, Enron Development Corp., ET Power 3 LLC, Nowa Sarzyna Holding B.V., Enron South America LLC, Enron Global Power & Pipelines LLC, Portland General Holdings, Inc., Portland Transition Company, Inc., Cabazon Power Partners LLC, Cabazon Holdings LLC, Enron Caribbean Basin LLC, Victory Garden Power Partners I LLC, Oswego Cogen Company, LLC, and Enron Equipment & Procurement Company.

                  Debtors in Possession means the Debtors as debtors in possession pursuant to sections 1101(1) and 1107(a) of the Bankruptcy Code.

                  Deferred Compensation Litigation means the avoidance actions commenced or to be commenced by the Debtors in Possession or the Employee Committee, for and on behalf of the Debtors' estates, in connection with payments made with respect to the Enron Corp. 1994 Deferral Plan and Enron Expat Services, Inc. 1998 Deferral Plan.

                  Delta means Delta Energy Corporation.

                  DEQ means Oregon Department of Environmental Quality.

                  DHC means Desarrollos Hidraulicos de Cancun.

                  DIP Credit Agreement means that certain Revolving Credit and Guaranty Agreement, dated as of December 3, 2001, by and among ENE and ENA, as borrowers, each of the direct or indirect Debtor subsidiaries of ENE and ENA party thereto, as guarantors, JPMCB and Citicorp, as co-administrative agents, Citicorp, as paying agent, JPMCB, as collateral agent, and the lenders party thereto, as lenders.

                  DIP Lenders means the lenders under the DIP Credit Agreement.

                  DIP Objectants means those parties that interposed objections to the entry of a final order approving postpetition financing for the Debtors.

                  DIP Objections means the objections filed by the DIP
Objectants.

                  DIP Orders means the Bankruptcy Court orders, dated December 3, 2001, July 2, 2002 and May 8, 2003, authorizing and approving the Debtors' incurrence of post-Petition Date debtor in possession financing and the granting of liens and security interests in connection therewith.

                  Disbursement Account(s) means the account(s) to be established by the Reorganized Debtors on the Effective Date in accordance with Section 31.1 of the Plan, together with any interest earned thereon.

                  Disbursing Agent means solely in its capacity as agent of the Debtors to effectuate distributions pursuant to the Plan, the Reorganized Debtors, the Reorganized Debtor Plan Administrator or such other Entity as may be designated by the Debtors, with the consent of the Creditors' Committee, and appointed by the Bankruptcy Court and set forth in the Confirmation Order.

                  Disclosure Statement means the disclosure statement for the Plan approved by the Bankruptcy Court in accordance with section 1125 of the Bankruptcy Code.

                  Disclosure Statement Order means the Final Order of the Bankruptcy Court approving the Disclosure Statement in accordance with section 1125 of the Bankruptcy Code.

                  Disputed Claim Amount means the lesser of (a) the liquidated amount set forth in the proof of claim filed with the Bankruptcy Court relating to a Disputed Claim, (b) if the Bankruptcy Court has estimated such Disputed Claim pursuant to section 502(c) of the Bankruptcy Code, the amount of a Disputed Claim as estimated by the Bankruptcy Court, and (c) the amount of such Disputed Claim allowed by the Bankruptcy Court pursuant to section 502 of the Bankruptcy Code, or zero, if such Disputed Claim is disallowed by the Bankruptcy Court pursuant to such section, in either case, regardless of whether the order or judgment allowing or disallowing such Claim has become a Final Order; provided, however, that, in the event that such Claim has been disallowed, but the order of disallowance has not yet become a Final Order, the Bankruptcy Court may require the Disbursing Agent to reserve Cash, Plan Securities and Trust Interests in an amount equal to the Pro Rata Share that would be attributed to such Claim if it were an Allowed Claim, or a lesser amount, to the extent that the Bankruptcy Court, in its sole and absolute discretion, determines such reserve is necessary to protect the rights of such holder under all of the facts and circumstances relating to the order of disallowance and the appeal of such holder from such order.

                  Disputed Claim; Disputed Equity Interest means any Claim against or Equity Interest in the Debtors, to the extent the allowance of such Claim or Equity Interest is the subject of a timely objection or request for estimation in accordance with the Plan, the Bankruptcy Code, the Bankruptcy Rules or the Confirmation Order, or is otherwise disputed by the Debtors in accordance with applicable law, which objection, request for estimation or dispute has not been withdrawn, with prejudice or determined by a Final Order.

                  Disputed Claims Reserve means the escrow that will own a portion of the Plan Currency and interests in the Litigation Trust, the Special Litigation Trust, the Operating Trusts, and the Remaining Assets Trust prior to, on, or after the Effective Date, as applicable, and until such time as all of the Debtors' assets (and the proceeds thereof) can be distributed to holders of Allowed General Unsecured Claims, Allowed Enron Guaranty Claims, and Allowed Wind Guaranty Claims in accordance with the terms of the Plan.

                  Distribution Model means the computer program developed by The Blackstone Group L.P. for the Debtors, which program tracks the assets and liabilities of, among others, each of the Debtors and calculates the recoveries and distributions to be made pursuant to the Plan.

                  Distributive Assets means the Plan Currency to be made available to holders of Allowed General Unsecured Claims of a Debtor in an amount derived from the Distribution Model equal to the sum of (A) the product of (i) seventy percent (70%) times (ii) the lesser of (a) the sum of such Debtor's General Unsecured Claims and (b) the product of (y) the Value of such Debtor's Assets minus an amount equal to the sum of (1) one hundred percent (100%) of such Debtor's Administrative Expense Claims, Secured Claims and Priority Claims plus (2) an amount equal to the product of such Debtor's Convenience Claim Distribution Percentage times such Convenience Claims times
(z) a fraction, the numerator of which is equal to the amount of such Debtor's General Unsecured Claims and the denominator of which is equal to the sum of such Debtor's (1) General Unsecured Claims, (2) Guaranty Claims, and (3) Intercompany Claims, plus (B) the product of (i) thirty percent (30%) times (ii) the Value of all of the Debtors' Assets, as if the Debtors' chapter 11 estates were substantively consolidated, minus an amount equal to the sum of (1) one hundred percent (100%) of all Debtors' Administrative Expense Claims, Secured Claims, and Priority Claims, calculated on a Consolidated Basis, plus (2) the sum of the products of each Debtor's Convenience Claims times its respective Convenience Claim Distribution Percentage times (iii) a fraction, the numerator of which is equal to the amount of such Debtor's General Unsecured Claims, calculated on a Consolidated Basis, and the denominator of which is equal to the sum of the amount of (y) all Debtors' General Unsecured Claims, calculated on a Consolidated Basis, and (z) fifty percent (50%) of all Guaranty Claims; provided, however, that, for purposes of calculating "Distributive Assets", (i) such calculation shall not include the Assets of or General Unsecured Claims against either of the Portland Debtors and (ii) with respect to Allowed General Unsecured Claims against ETS, the product set forth in clause
(A) above shall be equal to seventy cents ($0.70) per dollar.

                  Distributive Interests means the Litigation Trust Interests or the Special Litigation Trust Interests, as the case may be, to be made available to holders of Allowed General Unsecured Claims of a Debtor in an amount derived from the Distribution Model equal to the quotient of (I) the sum of (A) the product of (i) seventy percent (70%) times (ii) the lesser of (a) the sum of such Debtor's General Unsecured Claims and (b) the product of (y) the sum of the Value of such Debtor's Assets and the Fair Market Value of such Debtor's Litigation Trust Interests or Special Litigation Trust Interests, as the case may be minus an amount equal to the sum of (1) one hundred percent (100%) of such Debtor's Administrative Expense Claims, Secured Claims and Priority Claims plus (2) an amount equal to the product of such Debtor's Convenience Claim Distribution Percentage times such Convenience Claims times (z) a fraction, the numerator of which is equal to the amount of such Debtor's General Unsecured Claims and the denominator of which is equal to the sum of such Debtor's (1) General Unsecured Claims, (2) Guaranty Claims and (3) Intercompany Claims, plus
(B) the product of (i) thirty percent (30%) times (ii) the sum of the Value of all of the Debtors' Assets and the Fair Market Value of all of the Debtors' Litigation Trust Interests or Special Litigation Trust Interests, as the case may be, as if the Debtors' chapter 11 estates were substantively consolidated, minus an amount equal to the sum of (1) one hundred percent (100%) of all Debtors' Administrative Expense Claims, Secured Claims and Priority Claims, calculated on a Consolidated Basis, plus (2) the sum of the products of each Debtor's Convenience Claims times its respective Convenience Claim Distribution Percentage times (iii) a fraction, the numerator of which is equal to the amount of such Debtor's General Unsecured Claims, calculated on a Consolidated Basis, and the denominator of which is equal to the sum of the amount of (y) all Debtors' General Unsecured Claims, calculated on a Consolidated Basis, and (z) fifty percent (50%) of all Guaranty Claims, minus (C) Distributive Assets, divided by (II) the Fair Market Value of a Litigation Trust Interest or a Special Litigation Trust Interest, as the case may be; provided, however, that, for purposes of calculating "Distributive Interests", such calculation shall not include the Assets of or General Unsecured Claims against either of the Portland Debtors.

                  District Court means the United States District Court for the Southern District of Texas, Houston Division, having jurisdiction over the Class Actions.

                  DLJ means DLJ Capital Funding, Inc.

                  DOI means the United States Department of the Interior.

                  DOJ means the United States Department of Justice.

                  DOT means United States Department of Transportation.

                  DPC means Delta Power Company, LLC.

                  DPC Ponderosa means DPC Ponderosa, LLC.

                  DPC White Pine means DPC White Pine, LLC.

                  DPLP means Destec Properties, LP.

                  DPLP Trust means DPLP Asset Monetization Trust I.

                  DSG means DataSystems Group, Inc., a Debtor.

                  Dth means decatherm = 10 therms = 1,000 cubic feet of natural gas.

                  Duke Energy LNG means Duke Energy LNG Sales, Inc.

                  Dynegy means Dynegy, Inc.

                  Dynegy Holdings means Dynegy Holdings, Inc.

                  E Power Holdings means E Power Holdings Corp., a Debtor.

                  EA III means Enron Acquisition III Corp., a Debtor.

                  EAH means Enron Asset Holdings, L.L.C.

                  EAMR means Enron Asset Management Resources, Inc., a Debtor.

                  East Coast Power means East Coast Power LLC.

                  EBHL means Enron do Brazil Holdings Ltd., a Debtor.

                  EBPHI means Enron Brazil Power Holdings I Ltd., a Debtor.

                  EBPHXI means Enron Brazil Power Holdings XI Ltd., a Debtor.

                  EBP-IV means Enron Brazil Power Holdings IV Ltd.

                  EBPIXI means Enron Brazil Power Investments XI Ltd., a Debtor.

                  EBS means Enron Broadband Services, Inc., a Debtor.

                  EBS Asia Pacific means Enron Broadband Services Asia Pacific Pte Limited.

                  EBS Denmark means Enron Broadband Services Denmark Aps.

                  EBS Deutschland means Enron Broadband Services Deutschland
GmbH.

                  EBS France means Enron Broadband Services France SAS.

                  EBS Hong Kong means Enron Broadband Services Hong Kong Ltd.

                  EBS LP means Enron Broadband Services, L.P., a Debtor.

                  EBS Sweden means Enron Broadband Services Sweden AB.

                  EC III means Enron Caribe III Ltd.

                  ECB means Enron Caribbean Basin LLC, a Debtor.

                  ECC LLC means ECS Compression Company, L.L.C.

                  ECE means Enron Comercializadora de Energia Ltda.

                  ECFL means Enron Commercial Finance Ltd., a Debtor.

                  ECG means Enron Communications Group, Inc., a Debtor.

                  ECH means Enron Caribbean Holdings, Ltd.

                  Echo means EMP Echo, L.L.C.

                  ECHVI means Enron Caribe VI Holdings Ltd., a Debtor.

                  ECI means Enron Credit, Inc., a Debtor

                  ECI Nevada means ECI-Nevada Corp., a Debtor.

                  ECI Texas means ECI-Texas, L.P., a Debtor.

                  Eco-Electrica means EcoElectric, L.P.

                  EcoGas means Empresa Columbiana De Gas

                  Ecopetrol means Empresa Columbiana De Petroleos

                  ECPC means Enron Canada Power Corp.

                  ECS means Enron Compression Services Company.

                  ECT means Enron Capital & Trade Resources Corp., predecessor-in-interest to ENA.

                  ECT Europe means ECT Europe, Inc.

                  ECT Europe Finance means ECT Europe Finance, Inc.

                  ECT I means Enron Capital Trust I, a trust under the Delaware Business Trust Act, pursuant to the ECT I Trust Declarations.

                  ECT I Trust Declarations means that certain Declaration of Trust, dated as of October 25, 1996, as amended by that certain Amended and Restated Declaration of trust of Enron Capital Trust, dated as of November 18, 1996.

                  ECT II means Enron Capital Trust II, a trust under the Delaware Business Trust Act, pursuant to the ECT II Trust Declarations.

                  ECT II Trust Declarations means that certain Declaration of Trust, dated as of December 23, 1996, as amended by that certain Amended and Restated Declaration of Trust of Enron Capital Trust II, dated as of January 13, 1997.

                  ECT Securities Corp. means ECT Securities LP Corp., a Debtor

                  ECT Securities GP means ECT Securities GP Corp., a Debtor

                  ECT Securities Limited Partnership means ECT Securities Limited Partnership, a Debtor.

                  ECT Securities LP means ECT Securities LP Corp., a Debtor

                  ECT Singapore means Enron Capital & Trade Resources Singapore Pte Limited.

                  ECTEF means Enron Capital & Trade Europe Finance LLC.

                  ECTMI means ECT Merchant Investments Corp., a Debtor.

                  ECTRIC means Enron Capital & Trade Resources International Corp., a Debtor.

                  ECTRL means Enron Capital & Trade Resources Limited.

                  ECTSVC means ECT Strategic Value Corp., a Debtor

                  EDC means Enron Development Corp., a Debtor.

                  EDCC means Enron Direct Canada Corp.

                  EDEMET means Empresa de Distribucion Electrica Metro-Oeste.

                  EDF means Enron Development Funding Ltd., a Debtor.

                  EDH means Enron Dutch Holdings, B.V.

                  EDM means Enron Development Management Ltd., a Debtor.

                  EEC means Empresa Energetica de Corinto, Ltd.

                  EECC means Enron Engineering & Construction Company, a Debtor.

                  EEGSA means Empresa Electrica de Guatemala, S.A.

                  EEIS means Enron Energy Information Solutions, Inc., a Debtor.

                  EEL means Enron Europe Limited.

                  EEMC means Enron Energy Marketing Corp., a Debtor.

                  EEOSC means Enron Engineering & Operational Services Company, a Debtor.

                  EEP1 means Enron Europe Power 1 Limited.

                  EEP3 means Enron Europe Power 3 Limited.

                  EEP5 means Enron Europe Power 5 Limited.

                  EEP6 means Enron Europe Power 6 Limited.

                  EEPC means Enron Equipment Procurement Company, a Debtor.

                  EES means Enron Energy Services, LLC, a Debtor.

                  EES Canada means Enron Energy Services Canada Corp.

                  EES Deutschland means Enron Energy Services Deutschland GmbH.

                  EES Europe means Enron Energy Services Europe B.V.

                  EES Italy means Enron Energy Services Italy S.r.l.

                  EES Sweden means Enron Energy Services Sweden AB.

                  EESI means Enron Energy Services, Inc., a Debtor.

                  EESNA means Enron Energy Services North America, Inc., a
Debtor.

                  EESO means Enron Energy Services Operations, Inc., a Debtor.

                  EESOMI means EESO Merchant Investments, Inc., a Debtor.

                  EESSH means EES Service Holdings, Inc., a Debtor.

                  EEX Capital means EEX Capital, Inc. a subsidiary of EEX Corporation.

                  EEX E&P means EEX E&P Company, L.P.

                  EEX Reserves means EEX Reserves Funding LLC.

                  EFEO means Enron Finland Energy Oy.

                  Effective Date means the earlier to occur of (a) the first
(1st) Business Day following the Confirmation Date that (i) the conditions to effectiveness of the Plan set forth in Section 37.1 of the Plan have been satisfied or otherwise waived in accordance with Section 37.2 of the Plan, but in no event earlier than December 31, 2004, and (ii) the effectiveness of the Confirmation Order shall not be stayed and (b) such other date following the Confirmation Date that the Debtors and the Creditors' Committee, in their joint and absolute discretion, designate.

                  EFHC means Enron Finance Holdings Corp.

                  EFII means Enron Fuels International, Inc., a Debtor.

                  EFM means Enron Freight Markets Corp., a Debtor.

                  EFP means Enron Finance Partners, L.L.C.

                  EFR means European Finance Reinsurance Company Ltd.

                  EFS Holdings means EFS Holdings, Inc., a Debtor

                  EFS I means EFS I, Inc., a Debtor.

                  EFS II means EFS II, Inc., a Debtor.

                  EFS III means EFS III, Inc., a Debtor.

                  EFS IV means EFS IV, Inc., a Debtor.

                  EFS V means EFS V, Inc., a Debtor.

                  EFS VI means EFS VI, Inc., a Debtor.

                  EFS VII means EFS VII, Inc., a Debtor.

                  EFS VIII means EFS VIII, Inc., a Debtor.

                  EFS IX means EFS IX, Inc., a Debtor.

                  EFS X means EFS X, Inc., a Debtor.

                  EFS XI means EFS XI, Inc., a Debtor.

                  EFS XII means EFS XII, Inc., a Debtor.

                  EFS XIII means EFS XIII, Inc., a Debtor.

                  EFS XV means EFS XV, Inc., a Debtor.

                  EFS XVII means EFS XVII, Inc., a Debtor.

                  EFS Pension Plan means the EFS Pension Plan, a defined benefit pension plan providing benefits to the current and former employees, and their beneficiaries, of EFS Corporate Services, Inc. and certain of its affiliates.

                  EFSC means Energy Facility Siting Council.

                  EFS-CMS means EFS Construction Management Services, Inc., a Debtor.

                  EFSI means Enron Federal Solutions, Inc., a Debtor.

                  EGLE means Enron Gas Liquids Europe SARL.

                  EGLI means Enron Gas Liquids, Inc., a Debtor.

                  EGM means Enron Global Markets, LLC, a Debtor.

                  EGP means EGP Fuels Company, a Debtor.

                  EGPP means Enron Global Power & Pipelines LLC, a Debtor.

                  Egret means Egret I LLC.

                  EGSNVC means EGS New Ventures Corp., a Debtor.

                  EHC means Enron Holding Company L.L.C., a Debtor.

                  EI means Enron International, Inc., a Debtor.

                  EIAC means Enron International Asia Corp., a Debtor.

                  EIAM means Enron International Asset Management Corp., a
Debtor.

                  EIDS means Enron International Development Services, Inc.

                  EIE means Enron Investimentos Energeticos Ltda.

                  EIEA means Enron International Energy (Asia) Pte, Ltd.

                  EIFM means Enron International Fuel Management Company, a Debtor.

                  8.25% Subordinated Debentures means those certain debentures issued in the original aggregate principal amount of One Hundred Fifty Million Dollars ($150,000,000.00) in accordance with the terms and conditions of the Enron Subordinated Indenture.

                  EIH means Enron Intermediate Holdings, L.L.C.

                  EIKH means Enron International Korea Holdings Corp., a Debtor.

                  EIM means Enron Industrial Markets, LLC, a Debtor.

                  EIN means the Enron Intelligent Network.

                  EINT means Enron International Holdings Corp., a Debtor.

                  EIPSA means Enron Internacional Panama, S.A.

                  EITF means Emerging Issues Task Force of the FASB.

                  EIV means Enron Industrial de Venezuela Ltd.

                  El Paso means El Paso Corporation.

                  El Paso Natural Gas means El Paso Natural Gas Company.

                  Elektra means Empresa de Distribucion Electrica Elektra Noreste, S.A.

                  Elektro means Elektro Eletricidade e Servicos, S.A.

                  Eletrobolt means a 379 MW power plant in the State of Rio de Janeiro, Brazil.

                  ELFI means Enron Liquid Fuels, Inc., a Debtor.

                  ELP means Enron Leasing Partners, L.P.

                  ELSC means Enron Liquid Services Corp., a Debtor.

                  EMC means Enron Metals & Commodity, Ltd.

                  EMC Peru means Enron Metals & Commodity (Peru) S.A.C.

                  EMCC means Enron Metals and Commodity Corp., a Debtor.

                  EMDE means Enron Middle East LLC, a Debtor.

                  EMGH means Enron Metals German Holdings GmbH.

                  EMGL means Enron Metals Group Limited.

                  EMI means Enron Management, Inc., a Debtor.

                  EMMS means Enron Machine and Mechanical Services, Inc., a Debtor.

                  Employee Committee means the statutory committee appointed in the Chapter 11 Cases pursuant to section 1102(a)(2) of the Bankruptcy Code, as reconstituted from time to time, to advise and represent the interests of former and current employees with respect to employee related issues to the extent provided in the Bankruptcy Court's order, dated July 19, 2002, as such order may be amended or modified.

                  Employee Counsel Orders means the Bankruptcy Court orders, dated March 29, 2002 and November 1, 2002, together with all other orders entered by the Bankruptcy Court in conjunction therewith, authorizing the retention of counsel to represent former and present employees of the Debtors in connection with the investigations of governmental entities, authorities or agencies with respect to the Debtors' operations and financial transactions.

                  Employee Plans means the three employee benefit plans that are at issue in the Pamela M. Tittle v. Enron Corp., et al. litigation.

                  Employee Prepetition Stay Bonus Payments means the stay bonus payments made to certain of the Debtors' former employees, which are the subject to the Severance Settlement Fund Litigation.

                  ENA means Enron North America Corp., a Delaware corporation, a Debtor.

                  ENA Asset Holdings means ENA Asset Holdings L.P., a Debtor, formerly known as HPL Asset Holdings L.P.

                  ENA Debentures means the 7.75% Debentures Due 2016, issued in the original aggregate principal amount of $29,108,000.00 and the 7.75% Debentures Due 2016, Series II, issued in the original aggregate principal amount of $21,836,000.00, pursuant to the ENA Indentures.

                  ENA Debentures Claim means any General Unsecured Claim arising from or related to the ENA Indentures.

                  ENA Examiner means Harrison J. Goldin, appointed as examiner of ENA pursuant to the Bankruptcy Court's order, dated March 12, 2002.

                  ENA Examiner Interim Report means the interim cash management report filed by the ENA Examiner on April 9, 2002 (Docket #2867).

                  ENA Guaranty Claim means any Unsecured Claim, other than an Intercompany Claim, against ENA arising from or relating to an agreement by ENA to guarantee or otherwise satisfy the obligations of another Debtor, including, without limitation, any Claim arising from or relating to rights of contribution or reimbursement.

                  ENA Guaranty Distributive Assets means the Plan Currency to be made available to holders of Allowed ENA Guaranty Claims in an amount derived from the Distribution Model equal to the sum of (A) the product of (i) seventy percent (70%) times (ii) the lesser of (a) the sum of ENA Guaranty Claims and
(b) the product of (y) the Value of ENA's Assets minus an amount equal to the sum of (1) one hundred percent (100%) of ENA's Administrative Expense Claims, Secured Claims and Priority Claims plus (2) an amount equal to the product of ENA's Convenience Claim Distribution Percentage times ENA's Convenience Claims times (z) a fraction, the numerator of which is equal to the amount of ENA Guaranty Claims and the denominator of which is equal to the sum of ENA's (1) General Unsecured Claims, (2) ENA Guaranty Claims and
(3) Intercompany Claims plus (B) the product of (i) thirty percent (30%) times
(ii) the Value of all of the Debtors' Assets, calculated as if the Debtors' chapter 11 estates were substantively consolidated, minus an amount equal to the sum of (1) one hundred percent (100%) of all Debtors' Administrative Expense Claims, Secured Claims and Priority Claims, calculated on a Consolidated Basis, plus (2) the sum of the products of each Debtor's Convenience Claims times its respective Convenience Claim Distribution Percentage times (iii) a fraction, the numerator of which is equal to fifty percent (50%) times an amount equal to the sum of the lesser of, calculated on a Claim-by-Claim basis, (1) the amount of ENA Guaranty Claims and (2) the corresponding primary General Unsecured Claim, calculated on a Consolidated Basis, and the denominator of which is equal to the sum of the amount of (y) all Debtors' General Unsecured Claims, calculated on a Consolidated Basis and (z) fifty percent (50%) of all Guaranty Claims; provided, however, that, for purposes of calculating "ENA Guaranty Distributive Assets," such calculation shall not include the Assets of or the General Unsecured Claims against either of the Portland Debtors.

                  ENA Guaranty Distributive Interests means the Litigation Trust Interests or the Special Litigation Trust Interests, as the case may be, to be made available to holders of Allowed ENA Guaranty Claims in an amount derived from the Distribution Model equal to the quotient of (I) the sum of (A) the product of (i) seventy percent (70%) times (ii) the lesser of (a) the sum of ENA Guaranty Claims and (b) the product of (y) the sum of the Value of ENA's Assets and the Fair Market Value of ENA's Litigation Trust Interests or Special Litigation Trust Interests, as the case may be, minus an amount equal to the sum of (1) one hundred percent (100%) of ENA's Administrative Expense Claims, Secured Claims and Priority Claims plus (2) an amount equal to the product of ENA's Convenience Claim Distribution Percentage times ENA's Convenience Claims times (z) a fraction, the numerator of which is equal to the amount of ENA Guaranty Claims and the denominator of which is equal to the sum of ENA's (1) General Unsecured Claims, (2) ENA Guaranty Claims and (3) Intercompany Claims plus (B) the product of (i) thirty percent (30%) times (ii) the sum of the Value of all of the Debtors' Assets and the Fair Market Value of all of the Debtors' Litigation Trust Interests or Special Litigation Trust Interests, as the case may be, calculated as if the Debtors' chapter 11 estates were substantively consolidated, minus an amount equal to the sum of (1) one hundred percent (100%) of all Debtors' Administrative Expense Claims, Secured Claims and Priority Claims, calculated on a Consolidated Basis, plus (2) the sum of the products of each Debtor's Convenience Claims times its respective Convenience Claim Distribution Percentage times (iii) a fraction, the numerator of which is equal to fifty percent (50%) times an amount equal to the sum of the lesser of, calculated on a Claim-by-Claim basis, (1) the amount of ENA Guaranty Claims and
(2) the corresponding primary General Unsecured Claim, calculated on a Consolidated Basis, and the denominator of which is equal to the sum of the amount of (y) all Debtors' General Unsecured Claims, calculated on a Consolidated Basis and (z) fifty percent (50%) of all Guaranty Claims, minus (C) ENA Guaranty Distributive Assets, divided by (II) the Fair Market Value of a Litigation Trust Interest or a Special Litigation Trust Interest, as the case may be; provided, however, that, for purposes of calculating "ENA Guaranty Distributive Interests", such calculation shall not include the Assets of or the General Unsecured Claims against either of the Portland Debtors.

                  ENA Indenture Trustee means National City Bank, solely in its capacity as successor in interest to The Chase Manhattan Bank, as Indenture Trustee under the ENA Indentures, or its duly appointed successor.

                  ENA Indentures means that certain (1) Indenture, dated as of November 21, 1996, by and among Enron Capital & Trade Resources Corp., now known as ENA, ENE, as Guarantor, and The Chase Manhattan Bank, as Indenture Trustee, and (2) Indenture, dated as of January 16, 1997, by and among Enron Capital & Trade Resources Corp., now known as ENA, ENE, as Guarantor, and The Chase Manhattan Bank, as Indenture Trustee.

                  ENA Upstream means ENA Upstream LLC, a Debtor.

                  ENE means Enron Corp., an Oregon corporation, a Debtor.

                  ENE Affiliate means any of the Debtors and any other direct or indirect subsidiary of ENE.

                  ENE Cash Balance Plan means the Enron Corp. Cash Balance Plan, a defined benefit pension plan providing benefits to the current and former employees, and their beneficiaries, of ENE and certain of its affiliates.

                  ENE Examination means the examination of the affairs of the Debtors (and certain non-Debtor affiliates) pursuant to the terms of that certain order of the Bankruptcy Court dated April 8, 2002, as supplemented and amended, authorizing and directing the appointment of an examiner with respect to the Chapter 11 Cases and matters relating to certain non-Debtor affiliates.

                  ENE Examiner means Neal A. Batson, appointed as examiner of ENE pursuant to the Bankruptcy Court's order, dated May 24, 2002.

                  ENE Examiner's Professionals means the professional retained by the ENE Examiner to discharge his duties in connection with the ENE Examination, including, but not limited to Alston & Bird LLP, Plante & Moran, LLP and their respective partners, associates, counsel, members, agents, representatives, and employees, and Professors George Bentson and Al Hartgraves.

                  ENE Tax Group means, for a given taxable year, ENE and any direct or indirect subsidiary of ENE, whether or not such subsidiary is a debtor under the Bankruptcy Code or under any insolvency or restructuring laws of any relevant jurisdiction, that joins in the filing of a consolidated federal income tax return for all or part of such given taxable year.

                  E-Next means E-Next Generation LLC.

                  E-Next Projects means the various gas-fired electric generating projects, in whole or in part, located throughout the United States.

                  ENGMC means Enron Natural Gas Marketing Corp., a Debtor.

                  ENHBV means Enron Netherlands Holding B.V.

                  ENIL means Enron India LLC, a Debtor.

                  EnRock means EnRock, L.P., a Debtor.

                  EnRock Management means EnRock Management, LLC, a Debtor.

                  Enron ACS means Enron ACS, Inc., a Debtor.

                  Enron Affiliate means any of the Debtors and any other direct or indirect subsidiary of ENE.

                  Enron Australia Energy means Enron Australia Energy Pty
Limited.

                  Enron Australia Finance means Enron Australia Finance Pty Limited.

                  Enron Bahamas LNG means Enron Bahamas LNG Limited.

                  Enron Building means the office tower and related real property located at 1400 Smith Street, Houston, Texas.

                  Enron Canada means Enron Canada Corp.

                  Enron Center South means the office tower and related real property located at 1500 Louisiana Street, Houston, Texas.

                  Enron Child Care Center means the building and real property located at 1505 Louisiana Street, Houston, Texas.

                  Enron Coal Asia means Enron Coal Asia Pacific Pty Limited.

                  Enron Common Equity Interest means an Equity Interest represented by one of the one billion two hundred million (1,200,000,000) authorized shares of common stock of ENE as of the Petition Date or any interest or right to convert into such an equity interest or acquire any equity interest of the Debtors which was in existence immediately prior to or on the Petition Date.

                  Enron Companies means ENE and all of its direct and indirect subsidiaries, whether or not such subsidiaries are debtors under the Bankruptcy Code or under any insolvency or restructuring laws of any relevant jurisdiction.

                  Enron Direkt means Enron Direkt GmbH.

                  Enron Energia Sud means Enron Energia Sud S.r.l.

                  Enron Energie means Enron Energie GmbH.

                  Enron Energie Schweiz means Enron Energie (Schweiz) GmbH.

                  Enron Equity means Enron Equity Corp.

                  Enron Espana means Enron Espana Energia SL.

                  Enron Europe means Enron Europe LLC.

                  Enron Funding means Enron Funding Corp.

                  Enron Gathering means Enron Gathering Company, a Debtor

                  Enron Guaranty Claim means any Unsecured Claim, other than an Intercompany Claim, against ENE arising from or relating to an agreement by ENE to guarantee or otherwise satisfy the obligations of another Debtor, including, without limitation, any Claim arising from or relating to rights of contribution or reimbursement.

                  Enron Guaranty Distributive Assets means the Plan Currency to be made available to holders of Allowed Enron Guaranty Claims in an amount derived from the Distribution Model equal to the sum of (A) the product of (i) seventy percent (70%) times (ii) the lesser of (a) the sum of ENE's Enron Guaranty Claims and (b) the product of (y) the Value of ENE's Assets minus an amount equal to the sum of (1) one hundred percent (100%) of ENE's Administrative Expense Claims, Secured Claims and Priority Claims plus (2) an amount equal to the product of ENE's Convenience Claim Distribution Percentage times ENE's Convenience Claims times (z) a fraction, the numerator of which is equal to the amount of ENE's Enron Guaranty Claims and the denominator of which is equal to the sum of ENE's (1) General Unsecured Claims, (2) Enron Guaranty Claims and (3) Intercompany Claims plus (B) the product of (i) thirty percent (30%) times (ii) the Value of all of the Debtors' Assets, calculated as if the Debtors' chapter 11 estates were substantively consolidated, minus an amount equal to the sum of (1) one hundred percent (100%) of all Debtors' Administrative Expense Claims, Secured Claims and Priority Claims, calculated on a Consolidated Basis, plus (2) the sum of the products of each Debtor's Convenience Claims times its respective Convenience Claim Distribution Percentage times (iii) a fraction, the numerator of which is equal to fifty percent (50%) times an amount equal to the sum of the lesser of, calculated on a Claim-by-Claim basis, (1) the amount of Enron Guaranty Claims and (2) the corresponding primary General Unsecured Claim, calculated on a Consolidated Basis, and the denominator of which is equal to the sum of the amount of (y) all Debtors' General Unsecured Claims, calculated on a Consolidated Basis and (z) fifty percent (50%) of all Guaranty Claims; provided, however, that, for purposes of calculating "Enron Guaranty Distributive Assets", such calculation shall not include the Assets of or the General Unsecured Claims against either of the Portland Debtors.

                  Enron Guaranty Distributive Interests means the Litigation Trust Interests or the Special Litigation Trust Interests, as the case may be, to be made available to holders of Allowed Enron Guaranty Claims in an amount derived from the Distribution Model equal to the quotient of (I) the sum of (A) the product of (i) seventy percent (70%) times (ii) the lesser of (a) the sum of ENE's Enron Guaranty Claims and (b) the product of (y) the sum of the Value of ENE's Assets and the Fair Market Value of ENE's Litigation Trust Interests or Special Litigation Trust Interests, as the case may be, minus an amount equal to the sum of (1) one hundred percent (100%) of ENE's Administrative Expense Claims, Secured Claims and Priority Claims plus (2) an amount equal to the product of ENE's Convenience Claim Distribution Percentage times ENE's Convenience Claims times (z) a fraction, the numerator of which is equal to the amount of ENE's Enron Guaranty Claims and the denominator of which is equal to the sum of ENE's (1) General Unsecured Claims, (2) Enron Guaranty Claims and (3) Intercompany Claims plus (B) the product of (i) thirty percent (30%) times (ii) the sum of the Value of all of the Debtors' Assets and the Fair Market Value of all of the Debtors' Litigation Trust Interests or Special Litigation Trust Interests, as the case may be, calculated as if the Debtors' chapter 11 estates were substantively consolidated, minus an amount equal to the sum of (1) one hundred percent (100%) of all Debtors' Administrative Expense Claims, Secured Claims and Priority Claims, calculated on a Consolidated Basis, plus (2) the sum of the products of each Debtor's Convenience Claims times its respective Convenience Claim Distribution Percentage times (iii) a fraction, the numerator of which is equal to fifty percent (50%) times an amount equal to the sum of the lesser of, calculated on a Claim-by-Claim basis, (1) the amount of Enron Guaranty Claims and (2) the corresponding primary General Unsecured Claim, calculated on a Consolidated Basis, and the denominator of which is equal to the sum of the amount of (y) all Debtors' General Unsecured Claims, calculated on a Consolidated Basis and (z) fifty percent (50%) of all Guaranty Claims, minus (C) Enron Guaranty Distributive Assets, divided by (II) the Fair Market Value of a Litigation Trust Interest or a Special Litigation Trust Interest, as the case may be; provided, however, that, for purposes of calculating "Enron Guaranty Distributive Interests", such calculation shall not include the Assets of or the General Unsecured Claims against either of the Portland Debtors.

                  Enron Indemnified Parties means ENE, its affiliates (other than CrossCountry and its subsidiaries when used in the CrossCountry Contribution and Separation Agreement, or other than Prisma and its subsidiaries and any Prisma Assets in which Prisma holds an interest when used in the Prisma Contribution and Separation Agreement) and their respective directors, officers, employees, affiliates, agents, representatives, successors and assigns.

                  Enron Korea means Enron International Korea LLC.

                  Enron LPG Italy means Enron LPG Italy S.r.l.

                  Enron Mauritius means Enron Mauritius Company, a Debtor.

                  Enron MIPS Agreements means that certain (a) Loan Agreement, dated as of November 15, 1993, between ENE and Enron Capital LLC, executed and delivered in connection with the issuance of 8% Cumulative Guaranteed Monthly Income Preferred Shares, and relating to a loan in the original principal amount of Two Hundred Seventy Million Five Hundred Sixty-Nine Thousand Six Hundred Twenty-One Dollars ($270,569,621.00), and (b) Loan Agreement, dated as of August 3, 1994, between ENE and Enron Capital Resources, L.P., executed and delivered in connection with the issuance of 9% Cumulative Preferred Securities, Series A, and relating to a loan in the original principal amount of Nine-Four Million Nine Hundred Thirty-Six Thousand Seven Hundred Nine Dollars ($94,936,709.00).

                  EnronOnline means EnronOnline, LLC, a Debtor.

                  Enron Preferred Equity Interest means an Equity Interest represented by an issued and outstanding share of preferred stock of ENE as of the Petition Date, including, without limitation, that certain (a) Cumulative Second Preferred Convertible Stock, (b) 9.142% Perpetual Second Preferred Stock,
(c) Mandatorily Convertible Junior Preferred Stock, Series B, and (d) Mandatorily Convertible Single Reset Preferred Stock, Series C, or any other interest or right to convert into such a preferred equity interest or acquire any preferred equity interest of the Debtors which was in existence immediately prior to the Petition Date.

                  Enron Re means Enron Re Limited.

                  Enron St. Lucia means Enron (St. Lucia) International Business Corporation.

                  Enron Senior Notes means the promissory notes and debentures issued and delivered by ENE in accordance with the terms and conditions of the Enron Senior Notes Indentures and set forth on Exhibit "B" to the Plan.

                  Enron Senior Notes Claim means any General Unsecured Claim arising from or relating to the Enron Senior Notes Indentures.

                  Enron Senior Notes Indenture Trustees means The Bank of New York, solely in its capacity as successor in interest to Harris Trust and Savings Bank, as Indenture Trustee, or its duly appointed successor, and Wells Fargo Bank Minnesota, solely in its capacity as successor in interest to JPMorgan Chase Bank, as Indenture Trustee, or its duly appointed successor, solely in their capacities as indenture trustees with regard to the respective Enron Senior Notes Indentures.

                  Enron Senior Notes Indentures means that certain (a) Indenture, dated as of November 1, 1985, as supplemented on December 1, 1995, May 8, 1997, September 1, 1997 and August 17, 1999, between ENE, as Issuer, and the Bank of New York, as Indenture Trustee, (b) Indenture, dated as of October 15, 1985, as supplemented, between ENE as Issuer, and Wells Fargo Bank Minnesota, as Indenture Trustee, (c) Indenture, dated as of April 8, 1999, as supplemented, between ENE, as Issuer, and Wells Fargo Bank Minnesota, as Indenture Trustee, and (d) Indenture, dated as of February 7, 2001, as supplemented, between ENE as Issuer, and Wells Fargo Bank Minnesota, as Indenture Trustee.

                  Enron South America means Enron South America LLC, a Debtor.

                  Enron Subordinated Debenture Claim means any General Unsecured Claim arising from or relating to the Enron Subordinated Indenture.

                  Enron Subordinated Debentures means the 8.25% Subordinated Debentures and the 6.75% Subordinated Debentures.

                  Enron Subordinated Indenture means that certain Indenture, dated February 1, 1987, between ENE, as Issuer, and the Enron Subordinated Indenture Trustee, as Indenture Trustee.

                  Enron Subordinated Indenture Trustee means The Bank of New York, solely in its capacity as successor in interest to InterFirst Bank Houston, N.A., as indenture trustee under the Enron Subordinated Indenture, or its duly appointed successor.

                  Enron TOPRS Debenture Claim means any General Unsecured Claim arising from or relating to the Enron TOPRS Indentures.

                  Enron TOPRS Debentures means the 7.75% Subordinated Debentures Due 2016, issued in the original aggregate principal amount of $181,926,000.00 and the 7.75% Subordinated Debentures Due 2016, Series II, issued in the original aggregate principal amount of $136,450,000.00, pursuant to the Enron TOPRS Indentures.

                  Enron TOPRS Indenture Trustee means National City Bank, solely in its capacity as successor in interest to The Chase Manhattan Bank, as Indenture Trustee under the Enron TOPRS Indentures, or its duly appointed successor.

                  Enron TOPRS Indentures means that certain (1) Indenture, dated as of November 21, 1996, between ENE, as Issuer, and The Chase Manhattan Bank, as Indenture Trustee, and (2) Indenture, dated as of January 16, 1997, between ENE, as Issuer, and The Chase Manhattan Bank, as Indenture Trustee.

                  Enron TOPRS Subordinated Guaranty Claim means any Unsecured Claim, other than an Intercompany Claim, against ENE arising from or relating to an agreement by ENE to guarantee or otherwise satisfy the obligations of another Debtor or affiliate thereof with respect to, arising from or in connection with the issuance of the TOPRS or the structure created as a result thereof, the performance of which is subordinated to the payment and performance of ENE with respect to all other Claims.

                  Enron Wind Storm Lake I means Enron Wind Storm Lake I LLC, a Debtor.

                  Enron Wind Storm Lake II means Enron Wind Storm Lake II LLC, a Debtor.

                  ENS means Elektrocieplownia Nowa Sarzyna Sp.z.o.o.

                  Entity means a Person, a corporation, a general partnership, a limited partnership, a limited liability company, a limited liability partnership, an association, a joint stock company, a joint venture, an estate, a trust, an unincorporated organization, a governmental unit or any subdivision thereof, including, without limitation, the Office of the United States Trustee, or any other entity.

                  ENW means Enron Net Works L.L.C., a Debtor.

                  EOC Preferred means EOC Preferred, L.L.C., a non-Debtor affiliate of ENE.

                  EOG means Enron Oil & Gas Company.

                  EOG Resources means EOG Resources, Inc.

                  EOGIL means Enron Oil and Gas India, Ltd.

                  EOS means Enron Operations Services, LLC, a Debtor.

                  EOTT means EOTT Energy Partners, L.P.

                  EOTT Debtors means EOTT, EOTT Energy Finance Corp., EOTT Energy General Partner, LLC, EOTT Energy Operating Limited Partnership, EOTT Energy Canada Limited Partnership, EOTT Energy Pipeline Limited Partnership, EOTT Energy Liquids, L.P., and EOTT Energy Corp., each of which filed a chapter 11 bankruptcy petition in the Corpus Christi Bankruptcy Court.

                  EPA means Environmental Protection Agency.

                  EPC means Enron Power Corp., a Delaware corporation and a Debtor.

                  EPC Guaranty Claim means any Unsecured Claim, other than an Intercompany Claim, against EPC arising from or relating to an agreement by EPC to guarantee or otherwise satisfy the obligations of another Debtor, including, without limitation, any Claim arising from or relating to rights of contribution or reimbursement.

                  EPC Guaranty Distributive Assets means the Plan Currency to be made available to holders of Allowed EPC Guaranty Claims in an amount derived from the Distribution Model equal to the sum of (A) the product of (i) seventy percent (70%) times (ii) the lesser of (a) the sum of EPC Guaranty Claims and
(b) the product of (y) the Value of EPC's Assets minus an amount equal to the sum of (1) one hundred percent (100%) of EPC's Administrative Expense Claims, Secured Claims and Priority Claims plus (2) an amount equal to the product of EPC's Convenience Claim Distribution Percentage times EPC's Convenience Claims times (z) a fraction, the numerator of which is equal to the amount of EPC Guaranty Claims and the denominator of which is equal to the sum of EPC's (1) General Unsecured Claims, (2) EPC Guaranty Claims and (3) Intercompany Claims plus (B) the product of (i) thirty percent (30%) times (ii) the Value of all of the Debtors' Assets, calculated as if the Debtors' chapter 11 estates were substantively consolidated, minus an amount equal to the sum of (1) one hundred percent (100%) of all Debtors' Administrative Expense Claims, Secured Claims and Priority Claims, calculated on a Consolidated Basis, plus (2) the sum of the products of each Debtor's Convenience Claims times its respective Convenience Claim Distribution Percentage times (iii) a fraction, the numerator of which is equal to fifty percent (50%) times an amount equal to the sum of the lesser of, calculated on a Claim-by-Claim basis, (1) the amount of EPC Guaranty Claims and
(2) the corresponding primary General Unsecured Claim, calculated on a Consolidated Basis, and the denominator of which is equal to the sum of the amount of (y) all Debtors' General Unsecured Claims, calculated on a Consolidated Basis and (z) fifty percent (50%) of all Guaranty Claims; provided, however, that, for purposes of calculating "EPC Guaranty Distributive Assets," such calculation shall not include the Assets of or the General Unsecured Claims against either of the Portland Debtors.

                  EPC Guaranty Distributive Interests means the Litigation Trust Interests or the Special Litigation Trust Interests, as the case may be, to be made available to holders of Allowed EPC Guaranty Claims in an amount derived from the Distribution Model equal to the quotient of (I) sum of (A) the product of (i) seventy percent (70%) times (ii) the lesser of (a) the sum of EPC Guaranty Claims and (b) the product of (y) the sum of the Value of EPC's Assets and the Fair Market Value of EPC's Litigation Trust Interests or Special Litigation Trust Interests, as the case may be, minus an amount equal to the sum of (1) one hundred percent (100%) of EPC's Administrative Expense Claims, Secured Claims and Priority Claims plus (2) an amount equal to the product of EPC's Convenience Claim Distribution Percentage times EPC's Convenience Claims times (z) a fraction, the numerator of which is equal to the amount of EPC Guaranty Claims and the denominator of which is equal to the sum of EPC's (1) General Unsecured Claims, (2) EPC Guaranty Claims and (3) Intercompany Claims plus (B) the product of (i) thirty percent (30%) times (ii) the sum of the Value of all of the Debtors' Assets and the Fair Market Value of all of the Debtors' Litigation Trust Interests or Special Litigation Trust Interests, as the case may be, calculated as if the Debtors' chapter 11 estates were substantively consolidated, minus an amount equal to the sum of (1) one hundred percent (100%) of all Debtors' Administrative Expense Claims, Secured Claims and Priority Claims, calculated on a Consolidated Basis, plus (2) the sum of the products of each Debtor's Convenience Claims times its respective Convenience Claim Distribution Percentage times (iii) a fraction, the numerator of which is equal to fifty percent (50%) times an amount equal to the sum of the lesser of, calculated on a Claim-by-Claim basis, (1) the amount of EPC Guaranty Claims and
(2) the corresponding primary General Unsecured Claim, calculated on a Consolidated Basis, and the denominator of which is equal to the sum of the amount of (y) all Debtors' General Unsecured Claims, calculated on a Consolidated Basis and (z) fifty percent (50%) of all Guaranty Claims, minus (C) EPC Guaranty Distributive Assets, divided by (II) the Fair Market Value of a Litigation Trust Interest or a Special Litigation Trust Interest, as the case may be; provided, however, that, for purposes of calculating "EPC Guaranty Distributive Interests," such calculation shall not include the Assets of or the General Unsecured Claims against either of the Portland Debtors.

                  EPC Ltda. means EPC - Empresa Paranaense Comercializadora
Ltda.

                  EPCA means Enron Pipeline Company of Argentina.

                  EPCC means Enron Power Construction Company.

                  EPCL means European Power Company Ltd.

                  EPCSC means Enron Pipeline Construction Services Company, a Debtor.

                  EPE means EPE-Empresa Produtora de Energia Ltda.

                  EPF I means Enron Preferred Funding, L.P., a Delaware limited partnership formed pursuant to the EPF I Partnership Agreement.

                  EPF I Partnership Agreement means that certain Agreement of Limited Partnership, dated as of October 25, 1996, as amended by that certain Amended and Restated Agreement of Limited Partnership of Enron Preferred Funding I, L.P., dated as of November 21, 1996.

                  EPF II means Enron Preferred Funding II, a Delaware limited partnership formed pursuant to the EPF II Partnership Agreement.

                  EPF II Partnership Agreement means that certain Agreement of Limited Partnership, dated as of December 23, 1996, as amended by that certain Amended and Restated Agreement of Limited Partnership of Enron Preferred Funding II, dated as of January 16, 1997.

                  EPGI means Enron Permian Gathering, Inc., a Debtor.

                  EPICC means Enron Power & Industrial Construction Company, a Debtor.

                  EPMI means Enron Power Marketing, Inc., a Debtor.

                  EPMS means Enron Panama Management Services, LLC.

                  EPOL means Enron Power Operations Limited.

                  EPPI means Enron Processing Properties, Inc., a Debtor.

                  EPSC means Enron Property & Services Corp., a Debtor.

                  Equity Interest means any equity interest in any of the Debtors represented by duly authorized, validly issued and outstanding shares of preferred stock or common stock or any interest or right to convert into such an equity interest or acquire any equity interest of the Debtors which was in existence immediately prior to or on the Petition Date.

                  Equity Interest Holder means any Person or Entity holding an Equity Interest.

                  Equity Trust means Equity Trust Co. N.V.

                  ERAC means Enron Reserve Acquisition Corp., a Debtor.

                  ERCOT means Electric Reliability Council of Texas, Inc.

                  EREC means Enron Renewable Energy Corp., a Debtor.

                  EREC I means Enron Wind Systems, LLC f/k/a EREC Subsidiary I, LLC, successor to Enron Wind Systems, Inc., a Debtor.

                  EREC II means Enron Wind Constructors LLC f/k/a EREC Subsidiary II, LLC, successor to Enron Wind Constructors Corp., a Debtor.

                  EREC III means Enron Wind Energy Systems LLC f/k/a EREC Subsidiary III, LLC, successor to Enron Wind Energy Systems Corp., a Debtor.

                  EREC IV means Enron Wind Maintenance LLC f/k/a EREC Subsidiary IV, LLC, successor to Enron Wind Maintenance Corp., a Debtor.

                  EREC V means Enron Wind LLC f/k/a EREC Subsidiary V, LLC, successor to Wind, a Debtor.

                  ERISA means Employee Retirement Income Security Act, 29 U.S.C.
Section 1001, et seq.

                  ESA means Endangered Species Act.

                  ESAT means Enron South America Turbine LLC.

                  ESBFL means Enron Sutton Bridge Funding Limited, a company incorporated under the laws of England and Wales.

                  ESOP means Employee Stock Ownership Plan.

                  ETB means ETB-Energia Total do Brasil Ltda.

                  ETB Note means the $213,090,185.24 note with a 12% coupon, payable semi-annually issued by ETB to EDF.

                  ETI means Enron Telecommunications, Inc., a Debtor.

                  ETP means ET Power 3 LLC, a Debtor.

                  ETPC means Enron Trailblazer Pipeline Company, a Debtor.

                  ETS means Enron Transportation Services, LLC, a Delaware limited liability company and successor-in-interest to Enron Transportation Services Company, one of the Debtors.

                  ETS Debenture Claim means any General Unsecured Claim arising from or relating to the ETS Indentures.

                  ETS Indenture Trustee means National City Bank, solely in its capacity as successor in interest to The Chase Manhattan Bank, as indenture trustee under the ETS Indentures, or its duly appointed successor.

                  ETS Indentures means that certain (1) Indenture, dated as of November 21, 1996, by and among Enron Pipeline Company, now known as ETS, as Issuer, ENE, as Guarantor, and The Chase Manhattan Bank, as Indenture Trustee, and (2) Indenture, dated as of January 16, 1997, by and among Enron Pipeline Company, now known as ETS, as Issuer, ENE, as Guarantor, and The Chase Manhattan Bank, as Indenture Trustee.

                  Euro CLN Trust means the Enron Euro Credit Linked Notes Trust.

                  EWDC means Enron Wind Development Corp.

                  EWLB means Enron Wind Lake Benton LLC, a Debtor.

                  Exchange Act means the Securities Exchange Act of 1934.

                  Exchanged Enron Common Stock means the common stock of Reorganized ENE authorized and to be issued pursuant to the Plan, having a par value of $0.01 per share, of which the same number of shares as the number of shares of outstanding Enron Common Equity Interests shall be authorized and issued pursuant to the Plan with such rights with respect to dividends, liquidation, voting and other matters as are provided for by applicable nonbankruptcy law or the Reorganized Debtors Certificate of Incorporation and the Reorganized Debtors By-laws, and which are being issued in exchange for, and on account of, each Enron Common Equity Interest and transferred to the Common Equity Trust with the same economic interests and rights to receive distributions from ENE or Reorganized ENE, after all Claims have been satisfied, in full, as such Enron Common Equity Interest.

                  Exchanged Enron Preferred Stock means the Series 1 Exchanged Preferred Stock, the Series 2 Exchanged Preferred Stock, the Series 3 Exchanged Preferred Stock and the Series 4 Exchanged Preferred Stock, and such other issues of preferred stock which may be issued on account of preferred stock in existence as of the Confirmation Date.

                  Exclusive Filing Period means the period specified in section 1121(b) of the Bankruptcy Code and any enlargement of such period as may be ordered by the Bankruptcy Court.

                  Exclusive Plan Solicitation Period means the period specified in section 1121(c)(3) of the Bankruptcy Code and any enlargement of such period as may be ordered by the Bankruptcy Court.

                  Exclusive Periods means the Exclusive Filing Period and the Exclusive Plan Solicitation Period.

                  Eximbank means the U.S. Export-Import Bank.

                  Existing PGE Common Stock means the issued and outstanding shares of PGE common stock, having a par value of $3.75 per share, held by ENE as of the date of the Plan.

                  Expanded Duties Order means the May 8, 2002 order expanding the duties of the ENA Examiner (Docket #3599).

                  Expat Services means Enron Expat Services, Inc., a Debtor.

                  Fair Market Value means the value of the Litigation Trust Claims and the Special Litigation Trust Claims determined in accordance with the provisions of Sections 22.5 and 23.5 of the Plan, respectively.

                  FASB means Financial Accounting Standards Board.

                  FASIT means Financial Asset Securitization Investment Trust formed pursuant to section 860L of the Internal Revenue Code.

                  FBI means the United States Federal Bureau of Investigation.

                  FCA means the False Claims Act, 31 U.S.C. Section 3729.

                  FCC means United States Federal Communications Commission.

                  Fee Committee means the committee appointed by the Bankruptcy Court pursuant to an order, dated April 26, 2002, to, among other things, review the amounts and propriety of the fees and expenses incurred by professionals retained in the Chapter 11 Cases pursuant to an order of the Bankruptcy Court.

                  FERC means the Federal Energy Regulatory Commission.

                  FieldCentrix means FieldCentrix, Inc.

                  Final Order means an order or judgment of the Bankruptcy Court as to which the time to appeal, petition for certiorari or move for reargument or rehearing has expired and as to which no appeal, petition for certiorari or other proceedings for reargument or rehearing shall then be pending; and if an appeal, writ of certiorari, reargument or rehearing thereof has been sought, such order shall have been affirmed by the highest court to which such order was appealed, or certiorari shall have been denied or reargument or rehearing shall have been denied or resulted in no modification of such order, and the time to take any further appeal, petition for certiorari or move for reargument or rehearing shall have expired; provided, however, that the possibility that a motion under section 502(j) of the Bankruptcy Code, Rule 59 or Rule 60 of the Federal

Rules of Civil Procedure or any analogous rule under the Bankruptcy Rules, may be but has not then been filed with respect to such order, shall not cause such order not to be a Final Order.

                  Finven means Finven Financial Institution Limited.

                  First Amended Order Governing Mediation of Trading Cases means the Bankruptcy Court order, dated March 20, 2003, directing that all adversary proceedings between or among counterparties to wholesale trading and retail agreements be referred to coordinated and confidential mediation to be conducted by the Honorable Allan L. Gropper of the Bankruptcy Court and setting forth the procedures to be followed therein.

                  First Amended Plan means the First Amended Joint Plan of Affiliated Debtors Pursuant to Chapter 11 of the United States Bankruptcy Code, dated September 18, 2003.

                  Fitch means Fitch, Inc.

                  Fleet means Fleet National Bank.

                  Florida Gas means Florida Gas Transmission Company.

                  Foreign Affiliates means the Enron Companies' subsidiaries incorporated outside of the United States.

                  FPA means the Federal Power Act, 16 U.S.C. Section 791a.

                  Frontera means Frontera Generation Limited Partnership.

                  FTA means the Florida Turnpike Authority.

                  FTS-1 Contracts means Florida Gas's contracts expiring prior to 2015.

                  FTS-2 means Florida Gas's incrementally priced firm transportation service rate schedules.

                  FUCO means foreign utility company.

                  Fuji means Fuji Bank, Limited.

                  Furnas means Furnas Centrais Eletricas S.A.

                  GAAP means generally accepted accounting principles.

                  GAIL means Gas Authority of India Limited.

                  Gama means Gama Pazarlama A.S. and Gama Endustri Tesisleri Imalat ve Montaj A.S., collectively.

                  GAO means the General Accounting Office.

                  Garden State means Garden State Paper Company, LLC, a Debtor.

                  Garden State Pension Plan means the Garden State Paper Pension Plan.

                  GasBol means Gasoriente Boliviano Ltda.

                  GasCo means a service company formed to provide management and administrative services for the Enron Companies' international investments and operations.

                  GasMat means Gasocidente do Mato Grosso Ltda.

                  GasPart means Gasparticipacoes Ltda.

                  GDP means gross domestic product.

                  GECC means General Electric Capital Corporation.

                  General Unsecured Claim means an Unsecured Claim, other than a Guaranty Claim, or an Intercompany Claim.

                  Georgia Bankruptcy Court means the United States Bankruptcy Court for the Northern District of Georgia.

                  GEPS means General Electric Power Systems.

                  Global Assets means the Enron Companies' global services business unit.

                  Global LNG means Enron Global LNG LLC, a Debtor.

                  GMSA means Generacion Mediterranea S.A.

                  GPU means GPU Service, Inc.

                  Great Lakes means Great Lakes Dredge & Dock Company.

                  Green Power means Green Power Partners I LLC, a Debtor.

                  GTB means Gas TransBoliviano S.A.

                  GTC means General Terms and Conditions.

                  Guaranty Claims means ACFI Guaranty Claims, ENA Guaranty Claims, Enron Guaranty Claims, EPC Guaranty Claims and Wind Guaranty Claims.

                  Guaranty Distributive Assets means the Plan Currency to be made available to holders of Allowed Enron Guaranty Claims in an amount equal to the product of (a) seventy percent (70%) times (b) the difference between the value of Enron's assets minus an amount equal to the sum of (i) one hundred percent (100%) of Enron's Allowed Administrative Expense Claims, Disputed Administrative Expense Claims, Allowed Priority Claims and Disputed Priority Claims plus (ii) an amount equal to seventeen and one-half percent (17.5%) of Enron's Allowed Convenience Claims and Disputed Convenience Claims times (c) a fraction, the numerator of which is equal to the amount of Enron's Allowed General Unsecured Claims and Disputed General Unsecured Claims and the denominator of which is equal to the sum of the amount of Enron's Allowed General Unsecured Claims, Disputed General Unsecured Claims, Allowed Enron Guaranty Claims, Disputed Enron Guaranty Claims, Allowed Intercompany Claims and Disputed Intercompany Claims.

                  Guardian means Guardian Pipeline, L.L.C.

                  Gulf means Gulf Company, Ltd., a wholly owned nondebtor subsidiary of ENE.

                  Gulf Insurance Program means the captive insurance program maintained by the Debtors as of the Initial Petition Date.

                  Gulfstream means Gulfstream Natural Gas System, LLC.

                  GWh means gigawatt hours.

                  Hansen means Hansen Investments Co.

                  Hawaii I means Hawaii I 125-0 Trust.

                  Hawaii II means Hawaii II 125-0 Trust.

                  HL&P means Houston Lighting and Power Company, now known as Reliant Energy.

                  HP means horsepower.

                  HPL means Houston Pipe Line Company.

                  HPLR means HPL Resources Company.

                  HSE means Houston Street Exchange.

                  Iberdrola means Iberdrola Generacion, S.A.U.

                  IBM means International Business Machines Corporation.

                  ICC means International Chamber of Commerce.

                  IGL means Industrial Gases Limited.

                  Iksan Energy means Iksan Energy Co., Ltd.

                  IMC means Canada Ltd.

                  Indenture Trustees means the Enron Senior Notes Indenture Trustees, the Enron Subordinated Indenture Trustee, the ETS Indenture Trustee, the ENA Indenture Trustee and the Enron TOPRS Indenture Trustee.

                  Indenture Trustee Claims means the Claims of the Enron Senior Notes Indenture Trustees, the Enron Subordinated Indenture Trustee, the ETS Indenture Trustee, the ENA Indenture Trustee and the Enron TOPRS Indenture Trustee pursuant to the Enron Senior Notes Indenture, the Enron Subordinated Indenture, the ETS Indentures, the ENA Indentures and the Enron TOPRS Indentures, respectively, for reasonable fees and expenses, including, without limitation, reasonable attorney's fees and expenses.

                  Indentures means the Enron Senior Notes Indenture, the Enron Subordinated Indenture, the ETS Indentures, the ENA Indentures and the Enron TOPRS Indentures.

                  India Holdings means Enron India Holdings Ltd., a Debtor.

                  Indicated Shippers means that certain group of Transwestern's customers that, on November 21, 2002, filed a request for clarification and/or rehearing of FERC's October 31, 2002 Order Approving Stipulation and Consent Agreement in Docket No. IN02-6000.

                  Initial Petition Date means December 2, 2001, the date on which ENE and thirteen of its direct and indirect subsidiaries filed their voluntary petitions for relief commencing the Chapter 11 Cases.

                  Initial Plan means the Joint Plan of Affiliated Debtors Pursuant to Chapter 11 of the United States Bankruptcy Code dated July 11, 2003.

                  Innisfree means Innisfree M&A Incorporated, the Debtors' Solicitation Agent.

                  Insurance Order means the order entered by the Bankruptcy Court on December 3, 2001, authorizing the Debtors to continue their existing insurance programs, including the Workers' Compensation Program, the Insurance Policies, and the Gulf Insurance Program.

                  Insurance Policies means certain insurance policies, including but not limited to general liability, automobile liability, property multi-peril (including sabotage and terrorism), umbrella liability, aircraft liability, cargo liability, directors' and officers' liability, directors' and officers' runoff liability, fiduciary liability, excess liability, crime, and political risk and surety bonds maintained by the Debtors as of the Initial Petition Date.

                  Intercompany Claims means any Unsecured Claim held by any Debtor, other than the Portland Debtors, against any other Debtor, other than the Portland Debtors.

                  Intercompany Distributive Assets means Plan Currency to be made available to holders of Allowed Intercompany Claims of an individual Debtor in an amount derived from the Distribution Model equal to the product of (i) seventy percent (70%) times (ii) the lesser of (a) such Debtor's Intercompany Claims and (b) the product of (y) the Value of such Debtor's Assets minus an amount equal to the sum of (1) one hundred percent (100%) of such Debtor's Administrative Expense Claims, Secured Claims and Priority Claims plus (2) an amount equal to such Debtor's Convenience Claim Distribution Percentage times such Debtor's Convenience Claims times (z) a fraction, the numerator of which is equal to the amount of such Debtor's Intercompany Claims and the denominator of which is equal to the sum of such Debtor's (1) General Unsecured Claims, (2) Guaranty Claims and (3) Intercompany Claims.

                  Intercompany Distributive Interests means the Trust Interests to be made available to holders of Allowed Intercompany Claims of an individual Debtor in an amount derived from the Distribution Model equal to the quotient of
(I) the difference of (A) to the product of (i) seventy percent (70%) times (ii) the lesser of (a) such Debtor's Intercompany Claims and (b) the product of (y) the sum of the Value of such Debtor's Assets and the Fair Market Value of such Debtor's Trust Interests minus an amount equal to the sum of (1) one hundred percent (100%) of such Debtor's Administrative Expense Claims, Secured Claims and Priority Claims plus (2) an amount equal to such Debtor's Convenience Claim Distribution Percentage times such Debtor's Convenience Claims times (z) a fraction, the numerator of which is equal to the amount of such Debtor's Intercompany Claims and the denominator of which is equal to the sum of such Debtor's (1) General Unsecured Claims, (2) Guaranty Claims and (3) Intercompany Claims, minus (B) Intercompany Distributive Assets, divided by (II) the Fair Market Value of a Litigation Trust Interest or a Special Litigation Trust Interest, as the case may be.

                  Interim DIP Order means the Bankruptcy Court order (Docket #63) approving the DIP Credit Agreement on an interim basis.

                  Intratex means Intratex Gas Company, a Debtor.

                  Investigative Orders means the Bankruptcy Court orders, dated April 8, 2002, February 4, 2003, June 2, 2003, and June 11, 2003, authorizing and directing the ENE Examiner and the ENA Examiner to conduct certain investigations of the Debtors' pre-Petition Date transactions.

                  Investing Partners means ECT Investing Partners, L.P.

                  IRC means the Internal Revenue Code of 1986, as amended from time to time.

                  IRS means the Internal Revenue Service, an agency of the United States Department of Treasury.

                  IRU means indefeasible right of use.

                  ISFSI means Trojan Independent Spent Fuel Storage
Installation.

                  ISO means independent system operator.

                  Java means Java Investments Ltd.

                  JEDI II means Joint Energy Development Investments II Limited Partnership.

                  Joint Energy means the Joint Energy Development Investments Limited Partnership.

                  Joint Liability Claim means any General Unsecured Claim against more than one Debtor, arising from or relating to the same liability, or on the basis of secondary liability, co-liability or joint liability.

                  Jovinole means Jovinole Associates, a Debtor.

                  JPMCB means JP Morgan Chase Bank - successor by merger to the interests of The Chase Manhattan Bank, N.A.

                  JT Holdings means J.T. Holdings, Inc.

                  Junior Lien shall have the meaning set forth in Section
IV.A.3.

                  Junior Reimbursement Claim shall have the meaning set forth in
Section IV.A.3.

                  KBC means KBC Bank, N.V.

                  Kern River means Kern River Gas Transmission Co.

                  KERP I means the Enron Corp. Key Employee Retention, Liquidation Incentive and Severance Plan, retroactively effective as of March 1, 2002, as approved by the Bankruptcy Court on May 8, 2002, and as amended by Bankruptcy Court order dated October 31, 2002.

                  KERP II means the Enron Corp. Key Employee Retention and Severance Plan II, which became effective on March 1, 2003.

                  KERP III means the Enron Corp. Key Employee Retention and Severance Plan III, for which the Debtors have filed a motion seeking approval pursuant to section 363(b) of the Bankruptcy Code. The motion is set for hearing on January 29, 2004.

                  Kh means Kilowatt hour.

                  KOGAS means Korean Gas Company.

                  Kopper Agreement means the cooperation agreement signed between Michael Kopper and the DOJ and filed in the United States District Court for the Southern District of Texas on August 21, 2002.

                  KStar LP means KStar VPP LP.

                  KStar Trust means KStar VPP Trust.

                  KUCC Cleburne means KUCC Cleburne, LLC, a Debtor.

                  Lawyer Agreement means the plea agreement between Lawrence M. Lawyer and the DOJ, by the United States Attorney's Office for the Southern District of Texas. The agreement was filed in the United States District Court for the Southern District of Texas on January 7, 2003.

                  LDC means local electricity distribution company.

                  Lehman Brothers means Lehman Brothers Finance S.A.

                  LGMC means Louisiana Gas Marketing Company, a Debtor.

                  LGMI means LGMI, Inc., a Debtor.

                  Lien means any charge against or interest in property to secure payment of a debt or performance of an obligation.

                  Limbach means Limbach Facility Services, Inc.

                  LINGTEC means LINGTEC Constructors, L.P., a Debtor.

                  LIP Collection Milestone means each actual collection of $500 million from sales of covered assets under the Liquidation Incentive Pool in connection with KERP I.

                  LIP Participant means an employee selected for participation in the Liquidation Incentive Pool in connection with KERP I.
                  Liquidation Analysis means the analysis of estimated creditor recoveries in a hypothetical chapter 7 liquidation and the associated asset recoveries and costs associated with such liquidation as set forth in Appendix G to the Disclosure Statement.

                  Litigation Lift Stay Motions means motions seeking relief from the automatic stay to continue prosecution of prepetition litigation against the Debtors.

                  Litigation Trust means the Entity, if jointly determined by the Debtors and, provided that the Creditors' Committee has not been dissolved in accordance with the provisions of Section 33.1 of the Plan, the Creditors' Committee, to be created on or prior to December 31st of the calendar year in which the Effective Date occurs, unless such date is otherwise extended by the Debtors and the Creditors' Committee, in their joint and absolute discretion and by notice filed with the Bankruptcy Court, in accordance with the provisions of Article XXII of the Plan and the Litigation Trust Agreement for the benefit of holders of Allowed Claims, as if Litigation Trust Claims were owned by ENE, in accordance with the terms and provisions of the Distribution Model and Article XXII of the Plan.

                  Litigation Trust Agreement means in the event the Litigation Trust is created, the trust agreement, which agreement shall be in form and substance satisfactory to the Creditors' Committee and substantially in the form contained in the Plan Supplement, pursuant to which the Litigation Trust shall pursue the Litigation Trust Claims, if applicable, and distribute the proceeds thereof, if any.

                  Litigation Trust Board means in the event the Litigation Trust is created, the group of five (5) Persons selected by the Debtors, after consultation with (a) the Creditors' Committee with respect to four (4) of the Debtors' selections and (b) the ENA Examiner with respect to one (1) of the Debtors' selections, and appointed prior to the Effective Date by the Bankruptcy Court, or any replacements thereafter selected in accordance with the provisions of the Litigation Trust Agreement, who shall determine in accordance with the Litigation Trust Agreement whether to prosecute, compromise or discontinue any Litigation Trust Claims.

                  Litigation Trust Claims means all claims and causes of action asserted, or which may be asserted, by or on behalf of the Debtors or the Debtors' estates (i) in the MegaClaim Litigation, (ii) in the Montgomery County Litigation (other than claims and causes of action against insiders or former insiders of the Debtors), (iii) of the same nature against other financial institutions, law firms, accountants and accounting firms, certain of the Debtors' other professionals and such other Entities as may be described in the Plan Supplement and (iv) arising under or pursuant to sections 544, 545, 547, 548, 549, 550, 551 and 553 of the Bankruptcy Code against the Entities referenced in subsections (i), (ii) and (iii) above; provided, however, that, under no circumstances, shall such claims and causes of action include (a) Special Litigation Trust Claims to be prosecuted by the Special Litigation Trust and the Special Litigation Trustee pursuant to Article XXIII of the Plan or (b) any claims and causes of action of the estates of the Debtors waived and released in accordance with the provisions of Sections 28.3 and 42.6 of the Plan; and, provided, further, that, in the event that the Debtors and the Creditors' Committee jointly determine not to form the Litigation Trust, the claims and causes of action referred to in clauses (i), (ii), (iii) and (iv) above shall be deemed to be Assets of ENE, notwithstanding the inclusion of ENE and other Debtors or their estates as a plaintiff in such litigation and without the execution and delivery of any additional documents or the entry of any order of the Bankruptcy Court or such other court of competent jurisdiction.

                  Litigation Trust Interests means in the event the Litigation Trust is created, the twelve million (12,000,000) beneficial interests in the Litigation Trust to be deemed distributed ratably to holders of Allowed Claims pursuant to the terms and conditions of Article XXII of the Plan.

                  LJM Norman means LJM2 Norman Funding LLC.

                  LJM1 means LJM Cayman, L.P.

                  LJM2 means LJM Co-Investment L.P.

                  LJM-B2 means LJM-Backbone II, LLC.

                  LJM2 Bankruptcy Court means the United States Bankruptcy Court for the Northern District of Texas.

                  LJM2-Margaux means LJM-2 Margaux, LLC.

                  LNG means liquefied natural gas.

                  LNG Marketing means Enron LNG Marketing LLC, a Debtor.

                  LNG Shipping means Enron LNG Shipping Company, a Debtor.

                  LOA means LOA, Inc., a Debtor.

                  London Prepay means those prepay transactions entered into in December, 2000 between ENA and a subsidiary of the Toronto-Dominion Bank, including with respect to the commodity swap and related transactions having the reference number QH0091.1.

                  LPG means liquefied petroleum gas.

                  LRC means Louisiana Resources Company, a Debtor.

                  LRCI means LRCI, Inc., a Debtor.

                  LTP means PGE's License Termination Plan.

                  Macromedia means Macromedia Incorporated.

                  Maguey means Maguey VPP, LLC.

                  Maliseet means Maliseet Properties, Inc.

                  MAOP means maximum allowable operating pressure.

                  MARAD means the U.S. Maritime Administration.

                  Mariner means Mariner Energy, Inc.

                  Marlin means the Marlin Water Trust.

                  Marlin I Notes means the 7.09% Senior Secured Notes in aggregate principal amount of $1,024,000,000, issued under the Indenture, dated December 17, 1998, among Marlin I, as issuer, Marlin Water Capital Corp. I, as co-issuer, and Bankers Trust Company, as indenture trustee and securities intermediary.

                  Marlin II Notes means (i) $475.0 million aggregate principal amount of the 6.31% Senior Secured Notes due 2003 and (ii) <128>15.0 million aggregate principal amount of the 6.19% Senior Secured Notes due 2003 issued by Marlin Water Trust and Marlin Water Capital Corp., pursuant to the Supplemental Indenture, dated as of July 19, 2001, among Marlin Water Trust and Marlin Water Capital Corp., as Issuers, United States Trust Company of New York, as predecessor Indenture Trustee, and Deutsche Bank AG London, as account bank.

                  Marlin Supplemental Indenture means that certain Supplemental Indenture, dated July 19, 2001, among Marlin Water Trust, Marlin Water Capital Corp., United States Trust Company of New York, as Indenture Trustee and Securities Intermediary, and Deutsche Bank AG London, as Account Bank.

                  MBbl means one thousand barrels.

                  MCTJ means MCTJ Holding Co. LLC.

                  MEC means Marianas Energy Company LLC.

                  Medianews means Medianews Group, Inc.

                  Mediation Orders means the orders, dated May 28, 2003, June 4, 2003, June 16, 2003, and November 1, 2003, of the District Court and the Bankruptcy Court referring certain parties to mediation to facilitate the resolution of the Class Actions, the MegaClaim Litigation, certain additional litigation and other claims arising from or related to the Chapter 11 Cases.

                  Mediator means The Honorable William C. Conner, Senior United States District Judge, as mediator in accordance with the Mediation Orders.

                  MegaClaim Litigation means the litigation styled Enron Corp. and Enron North America Corp. v. Citigroup, Inc., et al, Adversary Proceeding No. 03-9266 (AJG), pending in the Bankruptcy Court.

                  Merger Agreement means the prepetition agreement and plan of merger between ENE and Dynegy.

                  Mescalito means Mescalito Ltd.

                  Methanol means Enron Methanol Company, a Debtor.

                  MHI means Mitsubishi Heavy Industries, Ltd.

                  Midlands means Midlands Generations Overseas Ltd.

                  Midwestern means Midwestern Gas Transmission Company.

                  MIPS means Monthly Income Preferred Shares.

                  Mizuho means Mizuho Corporate Bank, Ltd.

                  MMBtu means million British thermal units.

                  MMcf/d means million cubic feet per day.

                  MMcm/d means million cubic meters per day.

                  MMscf/d means million standard cubic feet per day.

                  Modulus means Modulus Technologies, Inc., a Debtor.

                  Montgomery County Litigation. The litigation styled Official Committee of Unsecured Creditors of Enron Corp. v. Fastow, et al., Case No. 02-10-06531, pending in the District Court for the 9th Judicial District, Montgomery County, Texas.

                  Moody's means Moody's Investors Service, Inc.

                  MPLP means Michigan Power Limited Partnership.

                  MW means megawatt.

                  MWh means megawatt hour.

                  NASDAQ means National Association of Securities Dealers Automated Quotation.

                  NBP Services means NBP Services Corporation, a wholly owned subsidiary of EOC Preferred.

                  NEPCO means EPC Estates Services, Inc. f/k/a National Energy Production Corporation, a Debtor.

                  NEPCO Debtors means NEPCO, NEPCO Power Procurement, and NEPCO Services International, collectively.

                  NEPCO Power Procurement means NEPCO Power Procurement Company, a Debtor.

                  NEPCO Services International means NEPCO Services International, Inc., a Debtor.

                  NETCO means The New Energy Trading Company, a Debtor.

                  New Interests means Prisma Common Stock, CrossCountry Common Equity and PGE Common Stock or PGE Tracking Interests, as the case may be.

                  Newby Action means the securities class action styled, C.A. No. 01-CV-3624 (Consolidated); Newby, et al. v. Enron Corporation, et al., in the United States District Court for the Southern District of Texas, Houston Division.

                  NGL means natural gas liquids.

                  Nikita means Nikita, L.L.C.

                  NMFS means National Marine Fisheries Service.

                  NNG means Northern Natural Gas Company.

                  No. means number.

                  Noble means Noble Gas Marketing, Inc. NOL means net operating loss and, where the context requires, net capital loss.

                  NOPR means a Notice of Proposal Rule Making.

                  Northern Border Partners means Northern Border Partners, L.P.

                  Northern Border Pipeline means Northern Border Pipeline
Company.

                  Northern Plains means Northern Plains Natural Gas Company.

                  Northwest means Northwest Pipeline Company.

                  NOx means nitrogen oxide.

                  NPC means Nevada Power Company.

                  NPW means New Power Company.

                  NPW Examiner means the examiner appointed in the chapter 11 bankruptcy case of NPW, which is currently pending in the Georgia Bankruptcy Court.

                  NRC means Nuclear Regulatory Commission.

                  NSH means Nowa Sarzyna Holding B.V., a Debtor.

                  NW Natural means Northwest Natural Gas Company.

                  NYMEX means New York Mercantile Exchange.

                  O&M means operation and maintenance.

                  OBA means Operadora de Buenos Aires S.R.L.

                  Odebrecht means Odebrecht Oil and Gas Limited.

                  OEC means Operational Energy Corp., a Debtor.

                  OID means original issue discount.

                  Ojibway means Ojibway, Inc.

                  Old Dominion means Old Dominion Electric Cooperative.

                  Omaha Property means a parcel of land and the building and improvements thereon located at 1111 South 103rd Street in Omaha, Nebraska.

                  Omicron means Omicron Enterprises, Inc., a Debtor.

                  Operating Entities means CrossCountry, PGE, and Prisma, together the operating subsidiaries of the Reorganized Debtors.

                  Operating Trust Agreements means the Prisma Trust Agreement, the CrossCountry Trust Agreement and the PGE Trust Agreement.

                  Operating Trust Interests means the CrossCountry Trust Interests, the PGE Trust Interests and the Prisma Trust Interests.

                  Operating Trustee means in the event the Operating Trusts are created, Stephen Forbes Cooper, LLC, or such other Entity appointed by the Bankruptcy Court to administer the respective Operating Trusts in accordance with the terms and provisions of Article XXIV of the Plan and the respective Operating Trust Agreements.

                  Operating Trusts means The Prisma Trust, the CrossCountry Trust and the PGE Trust.

                  OPI means Organizational Partner, Inc., a subsidiary of ENE and the principal corporate partner of ELP.

                  OPIC means the U.S. Overseas Private Investment Corporation.

                  OPP means Offshore Power Production C.V., a Debtor.

                  Opt-Out Claimants means former employees who elected not to participate in the Severance Settlement.

                  OPUC means the Public Utility Commission of Oregon.

                  Oregon Electric means Oregon Electric Utility Company, LLC.

                  Original CrossCountry Contribution and Separation Agreement means the Contribution and Separation Agreement, dated as of June 24, 2003, by and among ENE, ETS, EOS, Enron Operations, L.P. and CrossCountry Energy Corp.

                  Osprey means the Osprey Trust.

                  Osprey Certificates means Osprey's certificates of beneficial ownership interest issued on September 24, 1999, July 12, 2000 and October 5, 2000.

                  Osprey Notes means Osprey's senior secured notes issued on September 24, 1999 and October 5, 2000 under an indenture dated as of September 24, 1999, as supplemented by a supplemental indenture dated as of July 12, 2000, and a second supplemental indenture dated as of October 5, 2000.

                  Oswego Cogen means Oswego Cogen Company, LLC, a Debtor.

                  Other Equity Interest means any Common Equity Interests in any of the Debtors, other than an Enron Common Equity Interest.

                  Other Subordinated Claim means any Claim determined pursuant to a Final Order to be subordinated in accordance with section 510(c) of the Bankruptcy Code under the principles of equitable subordination or otherwise.

                  Overhead Allocation Formula Order means the Order Approving and Authorizing Debtors' Allocation Formula for Shared Overhead Expenses (Docket #8005).

                  Palm Beach means Palm Beach Development Company, L.L.C., a Debtor.

                  Pan Border means Pan Border Gas Company.

                  Paulista means Paulista Electrical Distribution, L.L.C., a Debtor.

                  PBGC means the Pension Benefit Guaranty Corporation.

                  PBOG means PBOG Corp., a Debtor.

                  PCB means polychlorinated biphenyl.

                  PdVSA means Petruleos de Venezuela S.A.

                  PdVSA Gas means PdVSA Gas, S.A., a subsidiary of PdVSA.

                  Penalty Claim means any Claim for a fine, penalty, forfeiture, multiple, exemplary or punitive damages or otherwise not predicated upon compensatory damages and that is subject to subordination in accordance with section 726(a)(4) of the Bankruptcy Code.

                  Pension Plans means the ENE Cash Balance Plan, the EFS Pension Plan, the Garden State Pension Plan, the San Juan Pension Plan, and the Portland General Pension Plan.

                  Person means a "person" as defined in section 101(41) of the Bankruptcy Code.

                  Petition Date means the Initial Petition Date; provided, however, that, with respect to those Debtors which commenced their Chapter 11 Cases subsequent to December 2, 2001, "Petition Date" shall refer to the respective dates on which such Chapter 11 Cases were commenced.

                  Petrobas means Petroleo Brasileiro S.A.

                  PFIC means passive foreign investment company.

                  PG&E means Pacific Gas & Electric Company.

                  PGE means Portland General Electric Company, an Oregon corporation.

                  PGE By-laws means the by-laws of PGE, which by-laws shall be in form and substance satisfactory to the Creditors' Committee and in substantially the form included in the Plan Supplement.

                  PGE Certificate of Incorporation means the Certificate of Incorporation of PGE, which certificate of incorporation shall be in form and substance satisfactory to the Creditors' Committee and in substantially the form included in the Plan Supplement.

                  PGE Common Stock means the shares of PGE Common Stock authorized and to be issued pursuant to the Plan, which shares shall have no par value per share, of which eighty million (80,000,000) shares shall be authorized and of which sixty-two million five hundred thousand (62,500,000) shares shall be issued pursuant to the Plan, and such other rights with respect to dividends, liquidation, voting and other matters as are provided for by applicable nonbankruptcy law or the PGE Certificate of Incorporation or the PGE By-laws.

                  PGE MSA means the master services agreement between PGE and its affiliates, including ENE, as more fully described in section VII.B.1.a.ii. of the Disclosure Statement.

                  PGE Trust means the Entity, if jointly determined by the Debtors and, provided that the Creditors' Committee has not been dissolved in accordance with the provisions of Section 33.1 of the Plan, the Creditors' Committee, to be created on or subsequent to the Confirmation Date, but in no event later than the date on which the Litigation Trust is created, to hold as its sole assets the Existing PGE Common Stock or the PGE Common Stock in lieu thereof, but in no event the assets of PGE.

                  PGE Trust Agreement means, in the event the PGE Trust is created, the PGE Trust Agreement, which agreement shall be in form and substance satisfactory to the Creditors' Committee and substantially in the form contained in the Plan Supplement, pursuant to which the PGE Trustee shall manage, administer, operate and liquidate the assets contained in the PGE Trust, either the Existing PGE Common Stock or the PGE Common Stock, as the case may be, and distribute the proceeds thereof or the Existing PGE Common Stock or the PGE Common Stock, as the case may be.

                  PGE Trust Board means, in the event the PGE Trust is created, the Persons selected by the Debtors, after consultation with the Creditors' Committee, and appointed by the Bankruptcy Court, or any replacements thereafter selected in accordance with the provisions of the PGE Trust Agreement.

                  PGE Trust Interests means the sixty-two million five hundred thousand (62,500,000) beneficial interests in the PGE Trust to be allocated to holders of Allowed Claims in the event that Enron transfers the Existing PGE Common Stock, or issues the PGE Common Stock, as the case may be, to the PGE Trust.

                  PGE Trustee means, in the event the PGE Trust is created, Stephen Forbes Cooper, LLC or such other Entity appointed by the PGE Trust Board and approved by the Bankruptcy Court to administer the PGE Trust in accordance with the provisions of Article XXIV of the Plan and the PGE Trust Agreement.

                  PGH means Portland General Holdings, Inc., a Debtor

                  PGNiG means Polskie Gornictwo Naftowei Gazownictwo. S.A.

                  Pipeline Businesses means those pipeline businesses or other energy related businesses associated with the pipeline businesses which are owned or operated by ENE, ETS and EOC Preferred that are anticipated to be contributed for equity interests in CrossCountry pursuant to the CrossCountry Contribution and Separation Agreement.

                  Pipeline Group Company means each of Citrus, Florida Gas, Citrus Trading, Citrus Energy Services, Northern Plains, Pan Border, Northern Border Pipeline, Northern Border Partners, Northern Border Intermediate Limited Partnership, Transwestern, Transwestern Holding, NBP Services, CES, and their respective subsidiaries. For the purposes of the definition of Pipeline Group Company, subsidiary means, with respect to any person, any corporation, limited liability company, joint venture or partnership of which such person (a) beneficially owns, either directly or indirectly, more than fifty percent (50%) of (i) the total combined voting power of all classes of voting securities of such entity, (ii) the total combined equity interests, or (iii) the capital or profit interests, in the case of a partnership; or (b) otherwise has the power to vote, either directly or indirectly, sufficient securities to elect a majority of the board of directors or similar governing body.

                  Pipeline Services means Enron Pipeline Services Company, a Debtor.

                  Plan means the Fifth Amended Joint Plan of Affiliated Debtors Pursuant to Chapter 11 of the United States Bankruptcy Code, including, without limitation, the Plan Supplement and the exhibits and schedules thereto, as the same is amended, modified or supplemented from time to time in accordance with the terms and provisions thereof.

                  Plan Currency means the mixture of Creditor Cash, Prisma Common Stock, CrossCountry Common Equity, and PGE Common Stock to be distributed to holders of Allowed General Unsecured Claims, Allowed Guaranty Claims and Allowed Intercompany Claims pursuant to the Plan; provided, however, that, if jointly determined by the Debtors and the Creditors' Committee, "Plan Currency" may include Prisma Trust Interests, CrossCountry Trust Interests, PGE Trust Interests and the Remaining Asset Trust Interests.

                  Plan Securities means Prisma Common Stock, CrossCountry Common Equity and PGE Common Stock.

                  Plan Supplement means a separate volume, to be filed with the Clerk of the Bankruptcy Court and posted as a "Related Document" at http://www.enron.com/corp/por/, including, among other documents, forms of (1) the Litigation Trust Agreement, (2) the Special Litigation Trust Agreement, (3) the Prisma Trust Agreement, (4) the CrossCountry Trust Agreement, (5) the PGE Trust Agreement, (6) the Remaining Asset Trust Agreement(s), (7) the Common Equity Trust Agreement, (8) the Preferred Equity Trust Agreement, (9) the Prisma Articles of Association, (10) the Prisma Memorandum of Association, (11) the CrossCountry By-laws/Organizational Agreement, (12) the CrossCountry Charter,
(13) the PGE By-Laws, (14) the PGE Certificate of Incorporation, (15) the Reorganized Debtor Plan Administration Agreement, (16) the Reorganized Debtors By-laws, (17) the Reorganized Debtors Certificate of Incorporation, (18) the Severance Settlement Fund Trust Agreement, (19) a schedule of the types of Claims entitled to the benefits of subordination afforded by the documents referred to and the definitions set forth on Exhibit "L" to the Plan, (20) a schedule of Allowed General Unsecured Claims held by affiliated non-Debtor Entities and structures created by the Debtors and which are controlled or managed by the Debtors or their Affiliates, (21) a schedule setting forth the identity of the proposed senior officers and directors of Reorganized ENE, (22) a schedule setting forth the identity and compensation of any insiders to be retained or employed by Reorganized ENE, (23) a schedule setting forth the litigation commenced by the Debtors on or after December 15, 2003 to the extent that such litigation is not set forth in the Disclosure Statement, (24) the methodology or procedure agreed upon by the Debtors, the Creditors' Committee and the ENA Examiner with respect to the adjustment of Allowed Intercompany Claims, as referenced in Section 1.21 of the Plan, and to the extent adjusted or to be adjusted pursuant to such methodology or procedure, an updated Exhibit "F" to the Plan and a range of adjustment, which may be made in accordance with
Section 1.21(c) of the Plan, (25) the guidelines of the Disputed Claims reserve to be created in accordance with Section 21.3 of the Plan, (26) the guidelines for the DCR Overseers in connection with the Disputed Claims reserve and (27) a schedule or description of Litigation Trust Claims and Special Litigation Trust Claims, in each case, consistent with the substance of the economic and governance provisions contained in the Plan, (a) in form and substance satisfactory to the Creditors' Committee and (b) in substance satisfactory to the ENA Examiner. The Plan Supplement shall also set forth the amount of Creditor Cash to be available as of the Effective Date as jointly determined by the Debtors and the Creditors' Committee, which amount may be subsequently adjusted with the consent of the Creditors' Committee. The Plan Supplement (containing drafts or final versions of the foregoing documents) shall be (i) filed with the Clerk of the Bankruptcy Court as early as practicable (but in no event later than fifteen (15) days) prior to the Ballot Date, or on such other date as the Bankruptcy Court establishes and (ii) provided to the ENA Examiner as early as practicable (but in no event later than thirty (30) days) prior to the Ballot Date.

                  Poliwatt means Poliwatt Limitada.

                  Ponderosa means Ponderosa Assets, LP.

                  Ponderosa Ltd. means Ponderosa Pine Energy Partners, Ltd.

                  Portland Creditor Cash means at any time, the excess, if any, of (a) all Cash and Cash Equivalents in the Disbursement Account(s) relating to each of the Portland Debtors over (b) such amounts of Cash (i) reasonably determined by the Disbursing Agent as necessary to satisfy, in accordance with the terms and conditions of the Plan, Administrative Expense Claims, Priority Non-Tax Claims, Priority Tax Claims, Convenience Claims and Secured Claims relating to each of the Portland Debtors, (ii) necessary to make pro rata distributions to holders of Disputed Claims as if such Disputed Claims relating to each of the Portland Debtors were, at such time, Allowed Claims and (iii) such other amounts reasonably determined by each of the Reorganized Portland Debtors as necessary to fund the ongoing operations of the each of the Reorganized Portland Debtors during the period from the Effective Date up to and including the date such Debtors' Chapter 11 Cases are closed.

                  Portland Debtors means Portland General Holdings, Inc. and Portland Transition Company, Inc.

                  Portland General Pension Plan means the Portland General Electric Company Pension Plan, a defined benefit pension plan providing benefits to the current and former employees, and their beneficiaries, of PGE and certain of its affiliates.

                  Powers Committee means the special investigative committee of the Board, chaired by William K. Powers, Jr., that was appointed on October 28, 2001.

                  Powers Report means that certain report, dated February 1, 2002, issued by the Powers Committee.

                  PPA means power purchase agreement.

                  PPE means Ponderosa Pine Energy, LLC.

                  PQP means Puerto Quetzal Power LLC.

                  Preferred Equity Trust means the Entity to be created on the Effective Date to hold the Exchanged Enron Preferred Stock for the benefit of holders of Preferred Equity Trust Interests.

                  Preferred Equity Trust Agreement means the trust agreement, which agreement shall be in form and substance satisfactory to the Creditors' Committee and substantially in the form contained in the Plan Supplement, pursuant to which the Preferred Equity Trustee shall manage, administer, operate and liquidate the assets contained in the Preferred Equity Trust and distribute the proceeds thereof.

                  Preferred Equity Trust Board means the Persons selected by the Debtors, after consultation with the Creditors' Committee, and appointed by the Bankruptcy Court, or any replacements thereafter selected in accordance with the provisions of the Preferred Equity Trust Agreement.

                  Preferred Equity Trust Interests means the beneficial interests in the Preferred Equity Trust, in the classes and in a number of equal to the outstanding shares of Exchanged Enron Preferred Stock, to be allocated to holders of Allowed Enron Preferred Equity Interests.

                  Preferred Equity Trustee means Stephen Forbes Cooper, LLC, or such other Entity appointed by the Bankruptcy Court to administer the Preferred Equity Trust in accordance with the terms and provision of Article XXVI of the Plan and the Preferred Equity Trust Agreement.

                  Prime Lease means that certain Lease Agreement, dated November 10, 1999, between Asset Holdings and Houston Pipe Line Company, as assigned from Asset Holdings to BAM on May 31, 2001.

                  Prime Lease Assets means the pipeline segments and storage facilities that were part of the Asset Holdings transaction in the Bammel/Triple Lutz financing structure.

                  Priority Claim means a Priority Non-Tax Claim or a Priority Tax Claim, as the case may be.

                  Priority Non-Tax Claim means any Claim against the Debtors, other than an Administrative Expense Claim or a Priority Tax Claim, entitled to priority in payment in accordance with sections 507(a), (3), (4), (5), (6), (7) or (9) of the Bankruptcy Code, but only to the extent entitled to such priority.

                  Priority Tax Claim means any Claim of a governmental unit against the Debtors entitled to priority in payment under sections 502 (i) and 507(a)(8) of the Bankruptcy Code.

                  Prisma means Prisma Energy International Inc., a Cayman Islands company, the assets of which shall consist of the Prisma Assets.

                  Prisma Articles of Association means the articles of association of Prisma, which articles of association shall in form and substance satisfactory to the Creditors' Committee and in substantially the form included in the Plan Supplement.

                  Prisma Assets means the assets to be contributed into or transferred to Prisma, including, without limitation (a) those assets set forth on Exhibit "H" to the Plan; provided, however, that, in the event that, during the period from the date of the Disclosure Statement Order up to and including the date of the initial distribution of Plan Securities pursuant to the terms and provisions of Section 32.1 of the Plan, the Debtors, with the consent of the Creditors' Committee, determine not to include in Prisma a particular asset set forth on Exhibit "G" to the Plan, the Debtors shall file a notice thereof with the Bankruptcy Court and the Value of the Prisma Common Stock shall be reduced by the Value attributable to such asset, as set forth in the Disclosure Statement or determined by the Bankruptcy Court at the Confirmation Hearing, and
(b) such other assets as the Debtors, with the consent of the Creditors' Committee, determine on or prior to the date of the initial distribution of Plan Securities pursuant to the terms and provisions of Section 32.1 of the Plan to include in Prisma and the Value of the Prisma Common Stock shall be increased by the Value attributable to any such assets.

                  Prisma Common Stock means the ordinary shares of Prisma authorized and to be issued pursuant to the Plan, which shares shall have a par value of $0.01 per share, of which fifty million (50,000,000) shares shall be authorized and of which forty million (40,000,000) shares shall be issued pursuant to the Plan, and such other rights with respect to dividends, liquidation, voting and other matters as are provided for by applicable nonbankruptcy law or the Prisma Memorandum of Association or the Prisma Articles of Association.

                  Prisma Contribution and Separation Agreement means the agreement to be entered into by the Prisma Enron Parties and Prisma to govern the contribution of the Prisma Assets to Prisma.

                  Prisma Distributing Company means Prisma or such other company as may be designated under the Plan to distribute shares of capital stock representing Prisma's interest in the Prisma Assets.

                  Prisma Distribution means the distribution of capital stock of the Prisma Distributing Company pursuant to the Plan or such other order of the Bankruptcy Court.

                  Prisma Distribution Date means the date on which the Prisma Distribution occurs.

                  Prisma Enron Parties means ENE and its affiliates, other than Prisma, that are party to the Prisma Contribution and Separation Agreement.

                  Prisma Indemnified Parties means Prisma, its wholly-owned Subsidiaries, their respective directors, officers, employees, agents, representatives, successors and assigns, and also Prisma to the extent of any loss in value to Prisma of any other entities in which it holds an interest.

                  Prisma Memorandum of Association means the memorandum of association of Prisma, which memorandum of association shall be in form and substance satisfactory to the Creditors' Committee and in substantially the form included in the Plan Supplement.

                  Prisma Sale means the consummation of the sale of Prisma to one or more third parties pursuant to the Plan or such other order of the Bankruptcy Court.

                  Prisma Sale Date means the date on which the Prisma Sale occurs.

                  Prisma Trust means the Entity, if jointly determined by the Debtors and, provided that the Creditors' Committee has not been dissolved in accordance with the provisions of Section 33.1 of the Plan, the Creditors' Committee, to be created on or subsequent to the Confirmation Date, but in no event later than the date on which the Litigation Trust is created, in addition to the creation of Prisma, and to which Entity shall be conveyed one hundred percent (100%) of the Prisma Common Stock.

                  Prisma Trust Agreement means, in the event that the Prisma Trust is created, the Prisma Trust Agreement, which agreement shall be in form and substance satisfactory to the Creditors' Committee and substantially in the form contained in the Plan Supplement, pursuant to which the Prisma Trust Board and the Prisma Trustee shall manage, administer, operate and liquidate the assets contained in the Prisma Trust and distribute the proceeds thereof or the Prisma Common Stock.

                  Prisma Trust Board means, in the event that the Prisma Trust is created, the Persons selected by the Debtors, after consultation with the Creditors' Committee, and appointed by the Bankruptcy Court, or any replacements thereafter selected in accordance with the provisions of the Prisma Trust Agreement.

                  Prisma Trust Interests means, in the event that the Prisma Trust is created, the forty million (40,000,000) beneficial interests in the Prisma Trust to be allocated to holders of Allowed Claims in accordance with the provisions of Article XXXII of the Plan.

                  Prisma Trustee means, in the event that the Prisma Trust is created, Stephen Forbes Cooper, LLC or such other Entity appointed by the Prisma Trust Board and approved by the Bankruptcy Court to administer the Prisma Trust in accordance with the provisions of Article XXIV of the Plan and the Prisma Trust Agreement.

                  PRM means Price Risk Management Assets.

                  Pro Rata Share means with respect to Claims or Equity Interests (a) within the same Class or sub-Class, the proportion that a Claim or Equity Interest bears to the sum of all Claims and/or Equity Interests, as the case may be, within such Class or sub-Class, and (b) among all Classes, the proportion that a Class of Claims or Equity Interests bears to the sum of all Claims and/or Equity Interests, as the case may be; provided, however, that, notwithstanding the foregoing, for purposes of distributing Litigation Trust Interests and Special Litigation Trust Interests, "Pro Rata Share" shall not include Convenience Claims.

                  Promigas means Promotora de la Interconexion de Los Gasoductos de la Costa Atlantica S.A. E.S.P.

                  Proponents means the Debtors and Debtors in Possession.

                  psig means pounds per square inch gauge.

                  Psyche means Psyche, L.L.C.

                  PTC means Portland Transition Company, Inc., a Debtor.

                  PTR means Portland Transition Company, Inc., a Debtor.

                  PUC means Public Utility Commission.

                  PUD means People's Utility District.

                  PUHCA means the Public Utility Holding Company Act of 1935, as amended, 14 U.S.C. Sections 79, et seq.

                  Pulp & Paper means Pulp & Paper Risk Management Consulting,
L.P.

                  PwC UK means Pricewaterhouse Coopers LLP, a limited liability partnership registered in England with registered number OC303525.

                  PWC US means PricewaterhouseCoopers.

                  PX means the California Power Exchange.

                  Pyramid I means Pyramid I Asset, L.L.C.

                  Qwest means Qwest Communications Corporation.

                  Rabobank means Coopertieve Centrale Raiffeisen-Boerenleenbank B.A.

                  RAC means the Risk Assessment and Control Group for the Enron Companies.

                  Raptors means the Raptor I-IV SPEs, collectively.

                  Rawhide means Rawhide Investors LLC.

                  RBC means the Royal Bank of Canada.

                  RBSF means RBS Financial Trading Company Limited.

                  Record Date means the date or dates established by the Bankruptcy Court in the Confirmation Order for the purpose of determining the holders of Allowed Claims and Allowed Equity Interests entitled to receive distributions pursuant to the Plan.

                  REIT means a Real Estate Investment Trust under section 856 of the Internal Revenue Code.

                  Reliant means Reliant Energy Services, Inc.

                  Remaining Asset Trust Agreement(s) means in the event the Remaining Asset Trusts are created, the Remaining Asset Trust Agreement(s), in form and substance satisfactory to the Creditors' Committee and substantially in the form contained in the Plan Supplement, pursuant to which the Remaining Asset Trustee shall manage, administer and operate the Remaining Assets and distribute the proceeds thereof, if any.

                  Remaining Asset Trust Board(s) means in the event the Remaining Asset Trusts are created, the group(s) of five (5) Persons selected by the Debtors, after consultation with (a) the Creditors' Committee with respect to four (4) of the Debtors' selections and (b) the ENA Examiner with respect to one (1) of the Debtors' selections, and appointed prior to the Effective Date by the Bankruptcy Court, or any replacements thereafter selected in accordance with the provisions of the respective Remaining Asset Trust(s) Agreement(s).

                  Remaining Asset Trust Interests means in the event the Remaining Asset Trusts are created, the twelve million (12,000,000) beneficial interests in the Remaining Asset Trust(s) to be deemed to be allocated to holders of Allowed Claims pursuant to the terms and conditions of Article XXV of the Plan.

                  Remaining Asset Trust(s) means one or more Entities, if jointly determined by the Debtors and, provided that the Creditors' Committee has not been dissolved in accordance with the provisions of Section 33.1 of the Plan, the Creditors' Committee, to be created on or after the Confirmation Date, but in no event later than the date on which the Litigation Trust is created, occurs in accordance with the provisions of Article XXV of the Plan and the Remaining Asset Trust Agreement(s) for the benefit of holders of Allowed General Unsecured Claims, Allowed Guaranty Claims and Allowed Intercompany Claims and such other Allowed Claims and Allowed Equity Interests in accordance with the terms and provisions of the Plan.

                  Remaining Asset Trustee means in the event the Remaining Asset Trusts are created, Stephen Forbes Cooper, LLC, or such other Entity appointed by the Remaining Asset Trust Board to administer the Remaining Asset Trust(s) in accordance with the terms and provisions of Article XXV of the Plan and the respective Remaining Asset Trust Agreements.

                  Remaining Assets means from and after the Effective Date, all Assets of the Reorganized Debtors; provided, however, that, under no circumstances, shall "Remaining Assets" include (a) Creditor Cash on the Effective Date, (b) the Litigation Trust Claims, (c) the Special Litigation Trust Claims, (d) the Plan Securities and (e) claims and causes of action subject to the Severance Settlement Fund Litigation.

                  REMIC means a Real Estate Mortgage Investment Conduit under section 860D of the Internal Revenue Code.

                  Reorganized Debtor Plan Administration Agreement means the agreement prescribing the powers, duties and rights of the Reorganized Debtor Plan Administrator in administering the Plan, which agreement shall be in form and substance satisfactory to the Creditors' Committee and in substantially the form included in the Plan Supplement.

                  Reorganized Debtor Plan Administrator means Stephen Forbes Cooper, LLC, retained, as of the Effective Date, by the Reorganized Debtors as the employee responsible for, among other things, the matters described in
Section 36.2 of the Plan.

                  Reorganized Debtors means the Debtors, other than the Portland Debtors, from and after the Effective Date.

                  Reorganized Debtors By-laws means the respective by-laws of the Reorganized Debtors, including Reorganized ENE, which by-laws shall be in form and substance satisfactory to the Creditors' Committee and in substantially the form included in the Plan Supplement.

                  Reorganized Debtors Certificate of Incorporation means the respective Certificates of Incorporation of the Reorganized Debtors, which certificates of incorporation shall be in form and substance satisfactory to the Creditors' Committee and in substantially the form included in the Plan Supplement.

                  Reorganized Debtors Subsidiaries means Prisma, CrossCountry, PGE and such other subsidiaries of the Debtors which remain in existence from and after the Effective Date.

                  Reorganized ENE means ENE, from and after the Effective Date.

                  Reorganized Portland Debtors means the Portland Debtors, from and after the Effective Date.

                  Retail Contracts means contracts relating to the supply of natural gas or electricity to commercial or industrial end-users.

                  Retail Protocol means the Protocol For Settlements Under Retail Customer Contracts, which was approved by the Bankruptcy Court on October 7, 2002 (Docket #6968).

                  Retail Services means the Enron Companies' retail business unit.

                  RFP means Request for Proposals.

                  Rheingold means Rheingold, GmbH.

                  Richmond Power means Richard Power Enterprise, L.P., a Debtor.

                  Richter Agreement means the plea agreement, dated February 4, 2003, between Jeffrey S. Richter and the United States Department of Justice, by the United States Attorney's Office for the Northern District of California and the Enron Task Force. The agreement was filed with the United States District Court for the Northern District of California on February 4, 2003.

                  RICO means Racketeer Influenced Corrupt Organizations Act, 18 U.S.C. Section 1961, et seq.

                  RMTC means Risk Management and Trading Corp., a Debtor.

                  RTO means Regional Transmission Organization.

                  S&P means Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

                  Safe-Harbor Agreements means those forward contracts, swap contracts and other agreements that fall within the safe-harbor provisions of sections 555, 556, 559 or 560 of the Bankruptcy Code.

                  Sale Transaction means one or more transactions jointly determined by the Debtors and the Creditors' Committee, in their sole and absolute discretion, to sell all or a portion of the issued and outstanding Prisma Common Stock, CrossCountry Common Equity, Existing PGE Common Stock or PGE Common Stock or substantially all of the assets of Prisma, CrossCountry or PGE; provided, however, that, notwithstanding the foregoing, in the event of a transaction involving PGE, PGE's assets will not be broken-up and PGE shall be sold only as a going-concern and a vertically integrated electric utility.

                  Sale/Settlement Orders means those orders entered by the Bankruptcy Court in connection with the sale or other disposition of the assets of the Debtors or their affiliates or the compromise and settlement of claims and causes of action with regard to, among other things, wholesale and retail trading agreements, special purpose entities and structured finance transactions, wherein the proceeds thereof have been reserved, escrowed or otherwise segregated pending either a further order of the Bankruptcy Court or the agreement of the Debtors and the Creditors' Committee.

                  San Juan Gas means San Juan Gas Company, Inc., a Debtor.

                  San Juan Pension Plan means the San Juan Gas Pension Plan, a defined benefit pension plan providing benefits to the current and former employees, and their beneficiaries, of San Juan Gas and certain of its affiliates.

                  Saras means Sara S.p.A. Raffinene Sarde (Italy).

                  SCB means Standard Chartered Bank.

                  SCC means Superior Construction Company, a Debtor.

                  Schedules means the respective schedules of assets and liabilities, the list of Equity Interests, and the statements of financial affairs filed by the Debtors in accordance with section 521 of the Bankruptcy Code and the Official Bankruptcy Forms of the Bankruptcy Rules as such schedules and statements have been or may be supplemented or amended on or prior to the Effective Date.

                  SE Acquisition means SE Acquisition, L.P.

                  SE Thunderbird means SE Thunderbird LP.

                  SEC means the United States Securities and Exchange
Commission.

                  SECLP means Smith/Enron Cogeneration Limited Partnership.

                  Second Amended DIP Credit Agreement means the Second Amended and Restated Revolving Credit and Guaranty Agreement dated as of May 9, 2003, by and among ENE, as borrower, each of the direct or indirect subsidiaries of ENE party thereto, as guarantors, the DIP Lenders, JPMCB and Citicorp, as co-administrative agents, Citicorp, as paying agent, and JPMCB, as collateral agent.

                  Second Amended Plan means the Second Amended Joint Plan of Affiliated Debtors Pursuant to Chapter 11 of the United States Bankruptcy Code dated November 13, 2003.

                  Section 510 Enron Common Equity Interest Claim means any Claim of a holder or former holder of an Enron Common Equity Interest for rescission of or damages arising from or relating to the purchase or sale of an Enron Common Equity Interest, including, without limitation, any Claims arising from or relating to equity forward agreements and other understandings to purchase Enron Common Equity Interests, subject to subordination in accordance with section 510(b) of the Bankruptcy Code.

                  Section 510 Enron Preferred Equity Interest Claim means any Claim of a holder or former holder of an Enron Preferred Equity Interest for rescission of or damages arising from or relating to the purchase or sale of an Enron Preferred Equity Interest, including, without limitation, any Claims arising from or relating to an obligation of ENE guaranteeing the payment and performance with respect to an Enron Preferred Equity Interest, subject to subordination in accordance with section 510(b) of the Bankruptcy Code.

                  Section 510 Enron Senior Notes Claim means any Claim of a holder or former holder of an Enron Senior Notes Claim for rescission of or damages arising from or relating to the purchase or sale of an Enron Senior Note subject to subordination in accordance with section 510(b) of the Bankruptcy Code.

                  Section 510 Enron Subordinated Debenture Claim means any Claim of a holder or former holder of an Enron Subordinated Debenture Claim for rescission of or damages arising from or relating to the purchase or sale of an Enron Subordinated Debenture, subject to subordination in accordance with section 510(b) of the Bankruptcy Code.

                  Secured Claim means a Claim against the estates of the Debtors
(a) secured by a Lien on Collateral or (b) subject to setoff under section 553 of the Bankruptcy Code, to the extent of the value of the Collateral or to the extent of the amount subject to setoff, as applicable, as determined in accordance with section 506(a) of the Bankruptcy Code or as otherwise agreed to, in writing, by the (1) Debtors and the holder of such Claim, subject to the consent of the Creditors' Committee, or (2) the Reorganized Debtors and the holder of such Claim, as the case may be; provided, however, that, to the extent that the value of such interest is less than the amount of the Claim which has the benefit of such security, the unsecured portion of such Claim shall be treated as a General Unsecured Claim unless, in any such case, the Class of which such Claim is a part makes a valid and timely election in accordance with section 1111(b) of the Bankruptcy Code to have such Claim treated as a Secured Claim to the extent allowed.

                  Securities Act means Securities Act of 1933.

                  Select means Select Energy, Inc.

                  Sequoia means Sequoia Financial Assets, L.L.C.

                  Series 1 Exchanged Preferred Stock means the one million one hundred thirty-seven thousand nine hundred ninety-one (1,137,991) shares of preferred stock of Reorganized ENE to be distributed to holders of Allowed Enron Preferred Equity Interests on account of their shares of Cumulative Second Preferred Convertible Stock, with such rights with respect to dividends, liquidation, voting and other matters as are provided for by applicable nonbankruptcy law or the Reorganized Debtors Certificate of Incorporation and the Reorganized Debtors By-laws, and which are being issued in exchange for, and on account of, such Enron Preferred Equity Interests and transferred to the Preferred Equity Trust with the same economic interests and rights to receive distributions from ENE or Reorganized ENE, after all Claims have been satisfied, in full, as such Enron Preferred Equity Interest.

                  Series 2 Exchanged Preferred Stock means the 35.568509 shares of preferred stock of Reorganized ENE to be distributed to holders of Allowed Enron Preferred Equity Interests on account of their shares of 9.142% Perpetual Second Preferred Stock, with such rights with respect to dividends, liquidation, voting and other matters as are provided for by applicable nonbankruptcy law or the Reorganized Debtors Certificate of Incorporation and the Reorganized Debtors By-laws, and which are being issued in exchange for, and on account of, such Enron Preferred Equity Interests and transferred to the Preferred Equity Trust with the same economic interests and rights to receive distributions from ENE or Reorganized ENE, after all Claims have been satisfied, in full, as such Enron Preferred Equity Interest.

                  Series 3 Exchanged Preferred Stock means the two hundred fifty thousand (250,000) shares of preferred stock of Reorganized ENE to be distributed to holders of Allowed Enron Preferred Equity Interests on account of their shares of Mandatorily Convertible Junior Preferred Stock Series B, with such rights with respect to dividends, liquidation, voting and other matters as are provided for by applicable nonbankruptcy law or the Reorganized Debtors Certificate of Incorporation and the Reorganized Debtors By-laws, and which are being issued in exchange for, and on account of, such Enron Preferred Equity Interests and transferred to the Preferred Equity Trust with the same economic interests and rights to receive distributions from ENE or Reorganized ENE, after all Claims have been satisfied, in full, as such Enron Preferred Equity Interest.

                  Series 4 Exchanged Preferred Stock means the one hundred eighty-two thousand nine hundred eight (182,908) shares of preferred stock of Reorganized ENE to be distributed to holders of Allowed Enron Preferred Equity Interests on account of their shares of Mandatorily Convertible Single Reset Preferred Stock, Series C, with such rights with respect to dividends, liquidation, voting and other matters as are provided for by applicable nonbankruptcy law or the Reorganized Debtors Certificate of Incorporation and the Reorganized Debtors By-laws, and which are being issued in exchange for, and on account of, such Enron Preferred Equity Interests and transferred to the Preferred Equity Trust with the same economic interests and rights to receive distributions from ENE or Reorganized ENE, after all Claims have been satisfied, in full, as such Enron Preferred Equity Interest.

                  ServiceCo means ServiceCo Holdings, Inc.

                  Setoff Lift Stay Motions means motions seeking relief from the automatic stay filed by parties seeking to effect setoffs of mutual debts owed as between the Debtors and third parties.

                  Settling Former Employees means the Debtors' former employees entitled to receive distributions of Severance Settlement Fund Proceeds in accordance with the terms and conditions of the Severance Settlement Order and the Severance Settlement Fund Trust Agreement.

                  Severance Settlement means the Stipulation of Settlement of Severance Claims of Similarly-Situated Claimants and Authorizing the Official Employment Related Issues Committee to Commence Certain Avoidance Actions on Behalf of the Estate, dated August 28, 2002.

                  Severance Settlement Fund Litigation means those claims and causes of action arising from and relating to the payment of the Employee Prepetition Stay Bonus Payments to certain of the Debtors' employees, which claims and causes of action were assigned to the Employee Committee pursuant to the Severance Settlement Order, including, without limitation, the claims and causes of action which are the subject of litigation styled (a) Theresa A. Allen et al. v. Official Employment-Related Issues Committee; Enron Corp.; Enron North America Corp.; Enron Net Works, L.L.C., Adversary Proceeding No. 03-02084-AJG, currently pending in the Bankruptcy Court, (b) Official Employment-Related Issues Committee of Enron Corp., et al. v. John D. Arnold, et al., Adversary Proceeding No. 03-3522, currently pending in the United States Bankruptcy Court for the Southern District of Texas, (c) Official Employment-Related Issues Committee of Enron Corp., et al. v. James B. Fallon, et al., Adversary Proceeding No. 03-3496, currently pending in the United States Bankruptcy Court for the Southern District of Texas, (d) Official Employment-Related Issues Committee of Enron Corp., et al. v. Jeffrey McMahon, Adversary Proceeding No. 03-3598, currently pending in the United States Bankruptcy Court for the Southern District of Texas, and (e) Official Employment-Related Issues Committee of Enron Corp. v. John J. Lavorato, et al., Adversary No. 03-3721, currently pending in the United States Bankruptcy Court for the Southern District of Texas.

                  Severance Settlement Fund Proceeds means the net proceeds, if any, to be realized from the Severance Settlement Fund Litigation, which proceeds shall be distributed to Settling Former Employees in accordance with the terms and conditions of the Severance Settlement Fund Trust Agreement.

                  Severance Settlement Fund Trust means the trust to be created on or prior to the Effective Date, to be funded from the proceeds, if any, realized from the Severance Settlement Fund Litigation, in accordance with the Severance Settlement Fund Trust Agreement for the benefit of Settling Former Employees.

                  Severance Settlement Fund Trust Agreement means the trust agreement, substantially in the form contained in the Plan Supplement, pursuant to which the Severance Settlement Fund Trustee shall pursue the Severance Settlement Fund Litigation and distribute the Severance Settlement Fund Proceeds.

                  Severance Settlement Fund Trustee means the Entity appointed by the Employee Committee to administer the Severance Settlement Fund Trust, and to be compensated from the proceeds, if any, realized from the Severance Settlement Fund Litigation, in accordance with the terms and provisions of the Severance Settlement Fund Trust Agreement.

                  Severance Settlement Order means the order, dated August 28, 2002, of the Bankruptcy Court approving, among other things, a compromise and settlement of severance claims of similarly-situated claimants and authorizing the Employee Committee to commence certain avoidance actions on behalf of the Debtors and their chapter 11 estates.

                  SFE means Sociedad Fluminense Energia Ltda.

                  SFV means straight-fixed variable.

                  Shell means The Royal Dutch/Shell Group.

                  Shell Settlement means the Definitive Agreement entered into between Affiliates of ENE and Shell relating to disputes over the Cuiaba Project.

                  Sideriver means Sideriver Investments Limited.

                  SIPP means Sithe/Independence Power Partners, LP.

                  6.75% Subordinated Debentures means those certain debentures issued in the original aggregate principal amount of Two Hundred Fifty Million Dollars ($250,000,000.00) in accordance with the terms and conditions of the Enron Subordinated Indenture.

                  SK means SK Corporation.

                  SK Gas means SK Gas Co., Ltd.

                  SK Global means SK Global Co. Ltd.

                  SK Shipping means SK Shipping Co., Ltd.

                  SK-Enron means SK-Enron Co., Ltd.

                  Smith Street Equity means capital contributions made by the limited partners of Brazos in the original amount of $8,535,000 made pursuant to that certain First Amended and Restated Agreement of Limited Partnership of Brazos Office Buildings, L.P., dated as of April 4, 1997.

                  Smith Street Loan means the loan in the original principal amount of $275,965,000 made pursuant to that certain Credit Agreement, dated April 14, 1997, among Brazos, as borrower, and a syndicate of banks with JPMCB as the agent.

                  Smurfit means Smurfit-Stone Container Corporation.

                  Snohomish means Public Utility District No. 1 of Snohomish County.

                  SO2 means sulfur dioxide.

                  Solicitation Agent means Innisfree.

                  Southern Natural Gas means Southern Natural Gas Company, a subsidiary of El Paso.

                  Special Litigation Trust means the Entity, if jointly determined by the Debtors and, provided that the Creditors' Committee has not been dissolved in accordance with the provisions of Section 33.1 of the Plan, Creditors' Committee, to be created on or prior to December 31st of the calendar year in which the Effective Date occurs, unless such date is otherwise extended by the Debtors and the Creditors'

Committee, in their joint and absolute discretion and by notice filed with the Bankruptcy Court, in accordance with the provisions of Article XXIII of the Plan and the Special Litigation Trust Agreement for the benefit of holders of Allowed Claims against ENE in accordance with the terms and provisions of Article XXIII of the Plan.

                  Special Litigation Trust Agreement means in the event the Special Litigation Trust is created, the Special Litigation Trust Agreement, which agreement shall be in form and substance satisfactory to the Creditors' Committee and substantially in the form contained in the Plan Supplement, pursuant to which the Special Litigation Trust shall pursue the Special Litigation Trust Claims, if applicable, and distribute the proceeds thereof, if any.

                  Special Litigation Trust Board means in the event the Special Litigation Trust is created, the group of up to five (5) Persons appointed prior to the Effective Date by the Bankruptcy Court, all of whom shall be nominated by the Creditors' Committee, or any replacements thereafter selected in accordance with the provisions of the Special Litigation Trust Agreement, who shall determine in accordance with the Special Litigation Trust Agreement whether to prosecute, compromise or discontinue any Special Litigation Trust Claims.

                  Special Litigation Trust Claims means all claims and causes of action of the Debtors or Debtors in Possession, if any, that asserted, or which may be asserted, by or on behalf of the Debtors or the Debtors' estates (i) in the Montgomery County Litigation (solely with respect to claims and causes of action against insiders or former insiders of the Debtors), (ii) of the same nature against other of the Debtors' current or former insiders and such other Entities as may be described in the Plan Supplement and (iii) arising under or pursuant to sections 544, 545, 547, 548, 549, 550, 551 and 553 of the Bankruptcy Code against the Entities referenced in subsections (i) and (ii) above; provided, however, that under no circumstances, shall such claims and causes of action include (a) Litigation Trust Claims to be prosecuted by the Litigation Trust, the Debtors or Reorganized Debtors, as the case may be, and (b) any claims and causes of action waived and released in accordance with Sections 28.3 and 42.6 of the Plan, and, provided, further, that, in the event that the Debtors and the Creditors' Committee jointly determine not to form the Special Litigation Trust, the claims and causes of action referred to in clauses (i),
(ii) and (iii) above shall be deemed to be Assets of ENE, notwithstanding the inclusion of ENE and other Debtors or their estates as a plaintiff in such litigation and with the execution and delivery of any additional documents or the entry of any order of the Bankruptcy Court or such other court of competent jurisdiction.

                  Special Litigation Trust Interests means in the event the Special Litigation Trust is created, the twelve million (12,000,000) beneficial interests in the Special Litigation Trust deemed distributed ratably to holders of Allowed Claims pursuant to the terms and conditions of Article XXIII of the Plan.

                  Special Litigation Trustee means in the event the Special Litigation Trust is created, the Entity appointed by the Special Litigation Trust Board and approved by the

Bankruptcy Court to administer the Special Litigation Trust in accordance with the terms and provisions of Article XXIII of the Plan and the Special Litigation Trust Agreement.

                  SPEs means special purpose entities.

                  SPG means Simon Property Group, LP.

                  Spokane means Spokane Energy, LLC.

                  Spokane Trust means the Spokane Energy Funding Trust.

                  SPPC means Sierra Pacific Power Company.

                  SSLC means Smith Street Land Company, a Debtor.

                  St. Charles Development means St. Charles Development Company, L.L.C., a Debtor.

                  State Street means State Street Bank and Trust Company of Connecticut, National Association, a national banking association.

                  State Street (MA) means State Street Bank and Trust Company, a Massachusetts corporation.

                  Statutorily Subordinated Claim means any Claim that is subject to subordination under section 510(b) of the Bankruptcy Code, including, without limitation, (i) any and all Claims for fines, penalties, forfeitures, or other non-pecuniary, direct or non-proximate damages and (ii) any and all Claims of a holder or former holder of an Equity Interest for rescission of or damages arising from or relating to the purchase or sale of an Equity Interest.

                  Sterling CLN Trust means the Enron Sterling Credit Linked Notes Trust.

                  Stock Plans means the four fixed Stock Plans under which options for shares of ENE common stock have been or could have been granted to officers, employees and non-employee members of the Board.

                  Storage Gas means 55 bcf of "cushion gas," and 25 bcf of "working gas" that was part of Project Triple Lutz in the Bammel/Triple Lutz financing structure.

                  Subordinated Claim means a Section 510 Enron Senior Notes Claim, a Section 510 Enron Subordinated Debenture Claim, a Section 510 Enron Preferred Equity Interest Claim, a Section 510 Enron Common Equity Interest Claim, a Penalty Claim, an Enron TOPRS Subordinated Guaranty Claim or an Other Subordinated Claim.

                  Sundance means Sundance Assets, LP.

                  Swiss Re means Swiss Reinsurance Company.

                  Tax Advance means the amount the Debtors or Reorganized Debtors will advance to the Disputed Claims Reserve if the Disputed Claims Reserve has insufficient funds to pay any applicable taxes imposed upon it or its assets.

                  Tax Sharing Agreement means an agreement between Enron Corp. and one or more other corporations that is included with Enron Corp. in a consolidated, combined or unitary tax return which provides for the allocation of aggregate tax liabilities and refunds, obligations to make intercompany payments in lieu of taxes and/or compensation for the use of tax benefits.

                  TBG means Transportadora Brasileira Gasoduto Bolivia - Brasil, S.A.

                  TBS means Transborder Gas Services Ltd.

                  TBtu/d means trillion British thermal units per day.

                  TEPI means Texaco Exploration and Production, Inc.

                  TETAS means Turkiye Elektrik Ticaret ve Taahut A.S., the state-owned Turkish electricity contracting and trading company.

                  Texaco means Texaco, Inc.

                  TGS means Transportadora de Gas del Sur S.A.

                  The Williams Companies means The Williams Companies, Inc.

                  Timber means Timber I, LLC.

                  Tittle Action means the ERISA-related class action syled, C.A. No. H-01-3913 (Consolidated); Pamela M. Tittle, et al. v. Enron Corp., et al.; In the United States District Court for the Southern District of Texas, Houston Division.

                  TLS means TLS Investors, L.L.C., a Debtor.

                  TOH2L means Teeside Operations Holdings 2 Limited.

                  TOH4L means Teeside Operations Holdings 4 Limited.

                  TOPRS means the Trust Originated Preferred Securities issued by each of ECT I and ECT II in connection with (a) the formation of EPF I and EPF II, respectively, and (b) the Enron TOPRS Debentures, the ENA Debentures and the ETS Debentures, among other securities.

                  TOPRS Stipulation means that certain Stipulation and Order Regarding Issues By and Among Enron Corp., Enron Transportation Services Company, Enron Preferred Funding L.P., Enron Preferred Funding II L.P., Enron Capital Trust I, Enron Capital Trust II and National City Bank, as Indenture Trustee and Property Trustee, dated September 18, 2003, and as so ordered by the Bankruptcy Court on October 2, 2003.

                  TPC means The Protane Corporation, a Debtor.

                  TPFL means Teeside Power Financing Limited.

                  TPG means Texas Pacific Group.

                  TPHL means Teeside Power Holdings Limited.

                  TPL means Teeside Power Limited.

                  TPS Dell means TPS Dell, L.L.C.

                  Trakya means Trakya Elektrik Uretim ve Ticaret A.S.

                  TransCanada means TransCanada PipeLines Limited.

                  Transwestern means Transwestern Pipeline Company.

                  Transwestern Gathering means Transwestern Gathering Company, a Debtor.

                  Transwestern Holding means Transwestern Holding Company, Inc.

                  Travelers means Travelers Casualty and Surety Company of America.

                  Treasury Regulations means regulations promulgated by the U.S. Department of Treasury pursuant to the IRC.

                  TRH means T. R. Holdings Ltda.

                  Tribes means the Confederated Tribes of the Warm Springs Reservation of Oregon.

                  Tribune means Tribune Company.

                  Trojan means the Trojan Nuclear Plant.

                  Trojan Decommissioning Plan means the Trojan Nuclear Plant Decommissioning Plan (PGE-1061) which incorporates the Post-Shutdown Decommissioning Activities Report and the License Termination Plan required by 10 CFR 50.82, the Oregon Office of Energy in Oregon Administrative Rule (OAR) 345-026-0370 and 10 CFR 50.54(bb).

                  TRSA or Transredes means Transredes-Transporte de Hidrocarburos, S.A.

                  Trust Beneficiaries means the holders of the Allowed General Unsecured Claims, Allowed Enron Guaranty Claims and Allowed Intercompany Claims.

                  Trust Interests means in the event the Litigation Trust is created, Litigation Trust Interests and, in the event the Special Litigation Trust is created, Special Litigation Trust Interests.

                  TSI means Tenant Services, Inc., a Debtor.

                  TWh means terawatt hours.

                  U.S. Trustee means the Office of the United States Trustee for the Southern District of New York.

                  UBS means UBS AG.

                  Unsecured Claim means any Claim against the Debtors, other than an Administrative Expense Claim, a Secured Claim, a Priority Non-Tax Claim, a Priority Tax Claim, a Subordinated Claim, or a Convenience Claim.

                  URP means Utility Reform Project.

                  USDOE means the United States Department of Energy.

                  USFWS means the United States Fish and Wildlife Service.

                  V. Holdings means V. Holdings Industries, S.A.

                  Valhalla means Valhalla, GmbH.

                  Valkyrie means Enron Valkyrie, L.L.C.

                  Value means the Cash realized, at any time, from the disposition of or recovery with respect to all or any portion of the Assets; provided, however, that, with respect to Prisma Common Stock, CrossCountry Common Equity, Existing PGE Common Stock and PGE Common Stock, as the case may be, the "Value" thereof as determined by the Bankruptcy Court as of the Confirmation Date, as the same may be increased or reduced in accordance with the provisions of the Plan; and, provided, further, that, to the extent that all of the Prisma Common Stock, CrossCountry Common Equity, Existing PGE Common Stock or PGE Common Stock, as the case may be, is converted into Cash, one or more promissory notes, equity interests of the purchaser thereof or such other form of consideration prior to the later to occur of (1) the commencement of distributions with respect thereto and (2) the Effective Date, the "Value" of such amount realized in Cash or the then-fair market value of the consideration received as determined by the Bankruptcy Court; and, provided, further, that to the extent that a portion, but not all, of the Prisma Common Stock, CrossCountry Common Equity, Existing PGE Common Stock or PGE Common Stock, as the case may be, is converted into Cash, one or more promissory notes, equity interests of the purchase thereof or such other form of consideration prior to the later to occur of (1) the commencement of distributions with respect thereto and (2) the Effective Date, the "Value" of such Prisma Common Stock, CrossCountry Common Equity, Existing PGE

Common Stock or PGE Common Stock, as the case may be, shall be equal to the sum of (i) the Cash or then-fair market value of such consideration as determined by the Bankruptcy Court realized from such disposition plus (ii) the product of (y) such consideration realized per share upon such disposition of Prisma Common Stock, CrossCountry Common Equity, Existing PGE Common Stock or PGE Common Stock, as the case may be, times (z) the number of shares of Prisma Common Stock, CrossCountry Common Equity, Existing PGE Common Stock or PGE Common Stock, respectively, remaining with the Debtors immediately following such disposition; and, provided, further, that, in the event that one or more Remaining Asset Trusts are created, "Value" of the Remaining Assets contributed thereto shall be the value determined as of the date of such contribution in accordance with the provisions of Section 25.5 of the Plan.

                  VEA means Valley Electric Association, Inc.

                  VEBA means Voluntary Employee Benefit Association.

                  Vengas means Vengas, S.A.

                  Ventures means Enron Ventures Corp., a Debtor.

                  Venue Movants means Dynegy, Inc. (and its affiliates), Statex Petroleum, Packaged Ice, Inc. (and its affiliates), EC Power, Petro-Hunt, L.L.C., Tenaska Marketing Ventures, Pioneer Resources USA, Inc., Pure Resources, Inc., Spinnaker Exploration Company, Equiva Trading Company, Shell Chemical Risk Management Company, Shell Chemical L.P., Dunhill Resources I, LLC, Pamela M. Tittle, Thomas O. Padgett, Gary S. Dreadin, and Southern Ute Indian Tribe d/b/a Red Willow Production Company. Joinders in the transfer motions were filed by Reliant Energy Services, Inc., Anning-Johnson Company, Contour Energy Co., PDM Strocal, Phillips Petroleum Company, El Paso Merchant Energy L.P., the Texas Comptroller of Public Accounts, the Texas Workforce Commission, the Texas General Land Office, the Texas Natural Resource Conservation Commission, the Florida Board of Administration and Exco Resources.

                  VEPCO means Virginia Electric and Power Company.

                  Victory Garden means Victory Garden Power Partners LLC, a Debtor.

                  Viking means Viking Gas Transmission Company.

                  Voting Procedures Order means the Final Order of the Bankruptcy Court, dated January 9, 2004 (Docket #15303) setting forth procedures with respect to voting and the temporary allowance of claims for voting purposes.

                  VPP means volumetric production payment.

                  Wabash means Wabash Valley Power Association.

                  WarpSpeed means Enron WarpSpeed Services, Inc., a Debtor.

                  WD Management Agreement means that certain Management Agreement, dated as of February 27, 2003, between Enron Wind LLC and Wind Development Trust.

                  WD Trust means the grantor trust created pursuant to the WD Trust Agreement.

                  WD Trust Agreement means that certain Wind Development Trust Agreement, dated as of February 27, 2003, by and among Enron Wind Development LLC, Enron Wind Domestic Holding LLC, Enron Wind LLC, Enron Renewable Energy Corp. and Cloyses Partners LLC, as Managing Trustee.

                  WECC means Western Electricity Coordinating Council.

                  Wells Fargo means Wells Fargo Bank Minnesota, N.A.

                  Wessex means Wessex Water Ltd.

                  West LB means Westdeutsche Landesbank Girozentrale.

                  WGM means Weil, Gotshal & Manges LLP.

                  Whitewing LLC means Whitewing Management LLC.

                  Whitewing LP means Whitewing Associates, L.P.

                  Wholesale Contracts means physical and financial contracts relating to numerous commodities, including, but not limited to, power, natural gas, interest rates and currencies, crude oil, liquid fuels, coal, pulp and paper, steel, metals, freight, lumber, and weather.

                  Wholesale Protocol means the protocol for the efficient processing of settlements concerning terminated Safe-Harbor Agreements, which was approved by the Bankruptcy Court on May 30, 2002 (Docket #4129).

                  Wholesale Services means the Enron Companies' wholesale business unit.

                  Wilmington means Wilmington Trust Company.

                  Wiltshire means Wiltshire Financial Asset, LLC.

                  Wind means Enron Wind Corp.

                  Wind Businesses means Wind and its subsidiaries.

                  Wind Debtors means Wind, Enron Wind Systems, LLC, Enron Wind Constructors LLC, Enron Wind Energy Systems LLC, Enron Wind Maintenance LLC, Enron Wind LLC, Enron Wind Development LLC, ZWHC LLC, Zond Pacific, LLC, Zond Minnesota Construction Company LLC, Enron Wind Storm Lake I LLC, Green Power Partners I LLC, Enron Wind Storm Lake II LLC, Enron Wind Lake Benton LLC,

Cabazon Power Partners LLC, Cabazon Holdings LLC and Victory Garden Power Partners I LLC.

                  Wind Development means Enron Wind Development LLC, a Debtor.

                  Wind Guaranty Claim means any Unsecured Claim, other than an Intercompany Claim, against Wind arising from or relating to an agreement by Wind to guarantee or otherwise satisfy the obligations of another Debtor, including, without limitation, any Claim arising from or relating to rights of contribution or reimbursement.

                  Wind Guaranty Distributive Assets means the Plan Currency to be made available to holders of Allowed Wind Guaranty Claims in an amount derived from the Distribution Model equal to the sum of (A) the product of (i) seventy percent (70%) times (ii) the lesser of (a) the sum of the Wind Guaranty Claims and (b) the product of (y) the Value of Wind's Assets minus an amount equal to the sum of (1) one hundred percent (100%) of Wind's Administrative Expense Claims, Secured Claims and Priority Claims plus (2) an amount equal to the product of Wind's Convenience Claim Distribution Percentage times Wind's Convenience Claims times (z) a fraction, the numerator of which is equal to the amount of the Wind Guaranty Claims and the denominator of which is equal to the sum of Wind's (1) General Unsecured Claims, (2) Wind Guaranty Claims and (3) Intercompany Claims plus, (B) the product of (i) thirty percent (30%) times (ii) the Value of all of the Debtors' Assets, calculated as if the Debtors' chapter 11 estates were substantively consolidated, minus an amount equal to the sum of
(1) one hundred percent (100%) of all Debtors' Administrative Expense Claims, Secured Claims and Priority Claims, calculated on a Consolidated Basis, plus (2) the sum of the products of each Debtor's Convenience Claims times its respective Convenience Claim Distribution Percentage times (iii) a fraction, the numerator of which is equal to fifty percent (50%) times an amount equal to the sum of the lesser of, calculated on a Claim-by-Claim basis, (1) the amount of Wind Guaranty Claims and (2) the corresponding primary Claim, calculated on a Consolidated Basis, and the denominator of which is equal to the sum of the amount of (y) all Debtors' General Unsecured Claims, calculated on a Consolidated Basis, and (z) fifty percent (50%) of all Guaranty Claims; provided, however, that, for purposes of calculating "Wind Guaranty Distributive Assets", such calculation shall not include the Assets of or the General Unsecured Claims against either of the Portland Debtors.

                  Wind Guaranty Distributive Interests means the Litigation Trust Interests or the Special Litigation Trust Interests, as the case may be, to be made available to holders of Allowed Wind Guaranty Claims in an amount derived from the Distribution Model equal to the quotient of (I) the sum of (A) the product of (i) seventy percent (70%) times (ii) the lesser of (a) the sum of the Wind Guaranty Claims and (b) the product of (y) the sum of the Value of Wind's Assets and the Fair Market Value of Wind's Litigation Trust Interests or Special Litigation Trust Interests, as the case may be, minus an amount equal to the sum of (1) one hundred percent (100%) of Wind's Administrative Expense Claims, Secured Claims, and Priority Claims plus (2) an amount equal to the product of Wind's Convenience Claim Distribution Percentage times Wind's Convenience Claims times (z) a fraction, the numerator of which is equal to the amount of the Wind Guaranty Claims and the denominator of which is equal to the sum of Wind's (1) General Unsecured Claims, (2) Wind Guaranty Claims and (3) Intercompany Claims plus, (B) the product of (i) thirty percent (30%) times (ii) the sum of the Value of all of the Debtors' Assets and the Fair Market Value of all of the Debtors' Litigation Trust Interests or Special Litigation Trust Interests, as the case may be, calculated as if the Debtors' chapter 11 estates were substantively consolidated, minus an amount equal to the sum of (1) one hundred percent (100%) of all Debtors' Administrative Expense Claims, Secured Claims and Priority Claims, calculated on a Consolidated Basis, plus (2) the sum of the products of each Debtor's Convenience Claims times its respective Convenience Claim Distribution Percentage times (iii) a fraction, the numerator of which is equal to fifty percent (50%) times an amount equal to the sum of the lesser of, calculated on a Claim-by-Claim basis, (1) the amount of Wind Guaranty Claims and (2) the corresponding primary Claim, calculated on a Consolidated Basis, and the denominator of which is equal to the sum of the amount of (y) all Debtors' General Unsecured Claims, calculated on a Consolidated Basis, and (z) fifty percent (50%) of all Guaranty Claims, minus (C) Wind Guaranty Distributive Assets, divided by (II) the Fair Market Value of a Litigation Trust Interest or a Special Litigation Trust Interest, as the case may be; provided, however, that, for purposes of calculating "Wind Guaranty Distributive Interests", such calculation shall not include the Assets of or the General Unsecured Claims against either of the Portland Debtors.

                  Wind Management Agreements means the WD Management Agreement and the WS Management Agreement.

                  Wind Reserve Fund means the fund in the amount of Twenty-Five Million Dollars ($25,000,000.00) created pursuant to the Wind Reserve Fund Order.

                  Wind Reserve Fund Order means the order, dated June 23, 2003, of the Bankruptcy Court approving the terms and conditions of a compromise and settlement with respect to issues arising from or related to the sale of certain assets of Wind and its affiliates to General Electric Company and its designee.

                  Wind Trusts means the WD Trust and the WS Trust.

                  Wind Trusts Assets means the assets subject to the respective Wind Trusts.

                  Winterthur means Winterthur International Insurance Company
Ltd.

                  Workers' Compensation Program means the workers' compensation coverage and other mandated coverage pursuant to various state and federal laws for current and former employees in numerous jurisdictions maintained by the Debtors as of the Initial Petition Date.

                  WPE means White Pine Energy, LLC.

                  WS Management Agreement means that certain Management Agreement, dated as of February 27, 2003, between Enron Wind LLC and Wind Systems Trust.

                  WS Trust means the grantor trust created pursuant to the WS Trust Agreement.

                  WS Trust Agreement means that certain Wind Systems Trust Agreement, dated as of February 27, 2003, by and among Enron Wind Systems LLC, Enron Wind Domestic Holding LLC, Enron Wind LLC, Enron Renewable Energy Corp. and Cloyses Partners LLC, as Managing Trustee.

                  WSCC means Western System Coordinating Council.

                  WWP means The Washington Water Power Company, predecessor to Avista.

                  YGC means Yuchengco Group of Companies.

                  Yosemite I means Yosemite Securities Trust I.

                  Yosemite Securities means Yosemite Securities Company Ltd.

                  YPEB means Yacimientos Petroliferos Fiscales Bolivianos.

                  Zephyrus means Zephyrus Investments L.L.C.

                  Zond Minnesota means Zond Minnesota Construction Company, LLC, a Debtor.

                  Zond Pacific means Zond Pacific, LLC, a Debtor.

                  ZWHC means ZWHC LLC, a Debtor.

  APPENDIX B: LIST OF DEBTORS, TAX ID NUMBERS, CASE NUMBERS, AND PETITION DATES

  APPENDIX B: LIST OF DEBTORS, TAX ID NUMBERS, CASE NUMBERS, AND PETITION DATES


                                                                TAX/FEDERAL            CASE            DATE AND TIME
          ENTITY                                                 ID NUMBER            NUMBER          PETITION FILED
          ------------------------------------------------     -------------         ----------      -----------------

 1.       Enron Metals & Commodity Corp.                         13-3910153           01-16033        12/2/01 4:28 am

 2.       Enron Corp.                                            47-0255140           01-16034        12/2/01 4:56 am

 3.       Enron North America Corp.                              76-0318139           01-16035        12/2/01 5:07 am

 4.       Enron Power Marketing, Inc.                            76-0413675           01-16036        12/2/01 5:22 am

 5.       PBOG Corp.                                             76-0698198           01-16037        12/2/01 5:32 am

 6.       Smith Street Land Company                              76-0348670           01-16038        12/2/01 5:40 am

 7.       Enron Broadband Services, Inc.                         93-1205987           01-16039        12/2/01 5:51 am

 8.       Enron Energy Services Operations, Inc.                 76-0551327           01-16040        12/2/01 6:02 am

 9.       Enron Energy Marketing Corp.                           94-3240290           01-16041        12/2/01 6:14 am

 10.      Enron Energy Services, Inc.                            76-0551325           01-16042        12/2/01 6:23 am

 11.      Enron Energy Services, LLC                             52-2074178           01-16043        12/2/01 6:40 am

 12.      Enron Transportation Services Company                  76-0323922           01-16044        12/2/01 6:50 am

 13.      BAM Leasing Company (correct legal entity BAM Lease    76-0673771           01-16045        12/2/01 7:03 am
          Company)

 14.      ENA Asset Holdings L.P.                                76-0629563           01-16046        12/2/01 7:13 am

 15.      Enron Gas Liquids, Inc.                                76-0193183           01-16048        12/3/01 4:08 am

 16.      Enron Global Markets LLC                               47-0255140(1)        01-16076        12/4/01 11:00 pm

 17.      Enron Net Works LLC                                    76-0255140(2)        01-16078        12/4/01 11:21 pm

 18.      Enron Industrial Markets LLC                           76-0255140(3)        01-16080        12/4/01 11:33 pm

 19.      Operational Energy Corp.                               95-4168461           01-16109        12/6/01 11:19 pm

 20.      Enron Engineering & Construction Company               76-0172740           01-16110        12/6/01 11:26 pm

 21.      Enron Engineering & Operational Services Company       52-2328736           01-16111        12/6/01 11:32 pm

 22.      Garden State Paper Company, LLC                        76-0684706(4)        01-16280        12/17/01 4:08 pm

----------

(1) Enron Corp.'s ID - treated as a division of its single member owner for FIT purposes

(2) Enron Corp.'s ID - treated as a division of its single member owner for FIT purposes

(3) Enron Corp.'s ID - treated as a division of its single member owner for FIT purposes

(4) Sundance Industrial Partners, L.P.'s ID - treated as a division of its single member owner for FIT purposes

                                                                TAX/FEDERAL             CASE           DATE AND TIME
          ENTITY                                                 ID NUMBER             NUMBER         PETITION FILED
          ------------------------------------------------     -------------         ----------      -----------------
 23.      Palm Beach Development Company, L.L.C.                 76-0318139(5)        01-16319        12/18/01 7:18 pm

 24.      Tenant Services, Inc.                                  52-2205414           01-16428        12/20/01 11:43 pm

 25.      Enron Energy Information Solutions, Inc.               25-1642266           01-16429        12/21/01 12:19 am

 26.      EESO Merchant Investments, Inc.                        52-2310215           01-16430        12/21/01 12:50 am

 27.      Enron Federal Solutions, Inc.                          76-0571895           01-16431        12/21/01 1:04 am

 28.      Enron Freight Markets Corp.                            36-4308789           01-16467        12/21/01 11:13 pm

 29.      Enron Broadband Services, L.P.                         93-1311605           01-16483        12/24/01 2:16 pm

 30.      Enron Energy Services North America, Inc.              94-2331224           02-10007        01/02/02 6.45 pm

 31.      Enron LNG Marketing LLC                                51-0406201(6)        02-10038        01/04/02 6:36 pm

 32.      Calypso Pipeline, LLC                                  76-0486649(7)        02-10059        01/07/02 9:07 pm

 33.      Enron Global LNG LLC                                   76-0486649(8)        02-10060        01/07/02 9:09 pm

 34.      Enron International Fuel Management Company            76-0616051           02-10061        01/07/02 9:16 pm

 35.      Enron Natural Gas Marketing Corp.                      76-0481290           02-10132        01/11/02 9:31 pm

 36.      ENA Upstream Company LLC                               76-0318139(9)        02-10232        01/17/02 4:28 pm

 37.      Enron Liquid Fuels, Inc.                               76-0387023           02-10252        01/18/02 7:30 pm

 38.      Enron LNG Shipping Company                             none(10)             02-10346        01/24/02 8:52 pm

 39.      Enron Property & Services Corp.                        76-0487744           02-10464        02/01/02 2:34 pm

 40.      Enron Capital & Trade Resources International Corp.    76-0482792           02-10613        02/11/02 7:34 pm

 41.      Enron Communications Leasing Corp.                     76-0611232           02-10632        02/12/02 5:31 pm

 42.      Enron Wind Corp.                                       77-0085374           02-10743        02/20/02 7:32 am

 43.      Enron Wind Systems, Inc.                               95-3595766           02-10747        02/20/02 8:08 am

 44.      Enron Wind Energy Systems Corp.                        77-0086291           02-10748        02/20/02 8:40 am

 45.      Enron Wind Maintenance Corp.                           77-0397106           02-10751        02/20/02 9:21 am

 46.      Enron Wind Constructors Corp.                          77-0102514           02-10755        02/20/02 9:54 am

 47.      EREC Subsidiary I, LLC (Enron Wind Systems, LLC as     76-0514761(11)       02-10757        02/20/02 11:11 am
          of 4/19/02)

 48.      EREC Subsidiary II, LLC (Enron Wind Constructors LLC   76-0514761(11)       02-10760        02/20/02 12:21 pm
          as of 4/19/02)

 49.      EREC Subsidiary III, LLC (Enron Wind Energy Systems    76-0514761(11)       02-10761        02/20/02 1:26 pm
          LLC as of 4/19/02)

 50.      EREC Subsidiary IV, LLC (Enron Wind Maintenance LLC    76-0514761(11)       02-10764        02/20/02 2:00 pm
          as of 4/19/02)

----------

(5) ENA's I.D. - treated as a division for FIT purposes

(6) Treated as a partnership for tax purposes

(7) same as parent Atlantic Commercial Finance Inc

(8) same as parent Atlantic Commercial Finance Inc

(9) ENA's ID - treated as a division for FIT purposes

(10) This entity is a Cayman Islands company, and therefor, has no tax ID.

(11) EREC's ID - treated as a division of its single member owner for FIT purposes.

                                                                TAX/FEDERAL             CASE           DATE AND TIME
          ENTITY                                                 ID NUMBER             NUMBER         PETITION FILED
          ------------------------------------------------     -------------         ----------      -----------------
 51.      EREC Subsidiary V, LLC (Enron Wind LLC as of 4/19/02)  76-0514761(11)       02-10766        02/20/02 2:38 pm

 52.      Intratex Gas Company                                   74-1652491           02-10939        03/01/02 5:02 pm

 53.      Enron Processing Properties, Inc.                      76-0531858           02-11123        03/12/02 6:08 pm

 54.      Enron Methanol Company                                 76-0266729           02-11239        03/18/02 4:18 pm

 55.      Enron Ventures Corp.                                   76-0525820           02-11242        03/18/02 4:47 pm

 56.      Enron Mauritius Company                                none(12)             02-11267        03/19/02 6:00 pm

 57.      Enron India Holdings Ltd.                              none(13)             02-11268        03/19/02 6:18 pm

 58.      Offshore Power Production C.V.                         none(14)             02-11272        03/20/02 12:00 pm

 59.      The New Energy Trading Company                         76-0696361           02-11824        04/16/02 8:19 pm

 60.      EES Service Holdings, Inc.                             52-2343627           02-11884        04/18/02 5:54 pm

 61.      Enron Wind Development LLC                             76-0514751(11)       02-12104        05/01/02 7:15 pm

 62.      ZWHC LLC                                               76-0514751(11)       02-12105        05/01/02 7:47 pm

 63.      Zond Pacific, LLC                                      76-0514751(11)       02-12106        05/01/02 8:25 pm

 64.      Enron Reserve Acquisition Corp.                        76-0323755           02-12347        05/16/02 6:01 pm

 65.      National Energy Production Corporation (EPC Estate     76-0540797           02-12398        05/20/02 1:35 pm
          Services, Inc. as of 9/18/02)

 66.      Enron Power & Industrial Construction Company          52-2267528           02-12400        05/20/02 1:49 pm

 67.      NEPCO Power Procurement Company                        52-2310299           02-12402        05/20/02 2:00 pm

 68.      NEPCO Services International, Inc.                     52-2084929           02-12403        05/20/02 2:11 pm

 69.      San Juan Gas Company, Inc.                             76-0318139(15)       02-12902        06/12/02 0:58 am

 70.      EBF LLC                                                76-0683335(16)       02-13702        07/31/02 5:50 pm

 71.      Zond Minnesota Construction Company LLC                52-2061866           02-13723        08/01/02 6:09 pm

 72.      Enron Fuels International, Inc.                        76-0400036           02-14046        08/19/02 6:44 pm

 73.      E Power Holdings Corp.                                 52-2209612           02-14632        09/20/02 7:37 pm

 74.       EFS Construction Management Services, Inc.            52-2329005           02-14885        10/02/02 2:34 pm

 75.      Enron Management, Inc.                                 76-0388554           02-14977        10/07/02 6:33 pm

 76.      Enron Expat Services, Inc.                             76-0324317           02-15716        11/14/02 4:41 pm

 77.      Artemis Associates, LLC                                76-0567413           02-16441        12/23/02 6:05 pm

 78.      Clinton Energy Management Services, Inc.               31-1162118           02-16492        12/26/02 2:46 pm

----------

(12) This entity is a Mauritius company, and therefor, has no tax ID.

(13) This entity is a Cayman Islands company, and therefor, has no tax ID.

(14) This entity is a Netherlands partnership, and therefor, has no tax ID.

(15) Puerto Rico Tax ID number

(16) ENA's I.D. - treated as a division for FIT purposes.

                                                                TAX/FEDERAL             CASE           DATE AND TIME
          ENTITY                                                 ID NUMBER             NUMBER         PETITION FILED
          ------------------------------------------------     -------------         ----------      -----------------

 79.      LINGTEC Constructors L.P.                              98-0203303           03-10106        01/09/03 3:27 pm

 80.      EGS New Ventures Corp.                                 76-0397088           03-10673        02/05/03 1:58 pm

 81.      Louisiana Gas Marketing Company                        73-1099802           03-10676        02/05/03 2:57 pm

 82.      Louisiana Resources Company                            73-0966930           03-10678        02/05/03 3:46 pm

 83.      LGMI, Inc.                                             73-1422277           03-10681        02/05/03 4:28 pm

 84.      LRCI, Inc.                                             73-1422279           03-10682        02/05/03 5:09 pm

 85.      Enron Communications Group, Inc.                       91-1799114           03-11364        03/10/03 4:15 pm

 86.      EnRock Management, LLC                                 91-1952830           03-11369        03/10/03 5:25 pm

 87.      ECI-Texas, L.P.                                        91-1952832           03-11371        03/10/03 6:03 pm

 88.      EnRock, L.P.                                           91-1952833           03-11373        03/10/03 6:41 pm

 89.      ECI-Nevada Corp.                                       93-1262453           03-11374        03/10/03 7:05 pm

 90.      Enron Alligator Alley Pipeline Company                 76-0651700           03-12088        04/04/03 3:51 pm

 91.      Enron Wind Storm Lake I LLC                            76-0514751(11)       03-13151        05/16/03 4:17 pm

 92.      ECT Merchant Investments Corp.                         76-0599617           03-13154        05/16/03 4:41 pm

 93.      EnronOnline, LLC                                       76-0255140(3)        03-13155        05/16/03 5:02 pm

 94.      St. Charles Development Company, L.L.C.                76-0318139(16)       03-13156        05/16/03 5:20 pm

 95.      Calcasieu Development Company, L.L.C.                  76-0318139(16)       03-13157        05/16/03 5:35 pm

 96.      Calvert City Power I, L.L.C.                           76-0318139(16)       03-13158        05/16/03 6:17 pm

 97.      Enron ACS, Inc.                                        76-0158608           03-13159        05/16/03 6:42 pm

 98.      LOA, Inc.                                              76-0158609           03-13160        05/16/03 7:01 pm

 99.      Enron India LLC                                        none                 03-13234        05/19/03 7:40 pm

100.      Enron International Inc.                               76-486649(17)        03-13235        05/19/03 8:03 pm

101.      Enron International Holdings Corp.                     76-0395191           03-13236        05/19/03 8:12 pm

102.      Enron Middle East LLC                                  76-0486649(17)       03-13237        05/19/03 8:31 pm

103.      Enron WarpSpeed Services, Inc.                         68-0378827           03-13238        05/19/03 8:43 pm

104.      Modulus Technologies, Inc.                             76-0376050           03-13239        05/19/03 8:53 pm

105.      Enron Telecommunications, Inc.                         93-1287862           03-13240        05/19/03 9:05 pm

106.      DataSystems Group, Inc.                                76-0308086           03-13241        05/19/03 9:20 pm

107.      Risk Management & Trading Corp.                        76-0539176           03-13259        05/20/03 12:57 pm

108.      Omicron Enterprises, Inc.                              76-0567108           03-13446        05/29/03 3:49 pm

109.      EFS I, Inc.                                            25-1754253           03-13447        05/29/03 4:10 pm

110.      EFS II, Inc.                                           23-2116617           03-13451        05/29/03 4:42 pm

111.      EFS III, Inc.                                          22-3095720           03-13453        05/29/03 5:00 pm

112.      EFS V, Inc.                                            51-0363392           03-13454        05/29/03 5:19 pm

113.      EFS VI, Inc.                                           22-3310495           03-13457        05/29/03 5:39 pm

114.      EFS VII, Inc.                                          51-0363386           03-13459        05/29/03 5:55 pm

115.      EFS IX, Inc.                                           51-0363385           03-13460        05/29/03 6:41 pm

116.      EFS X, Inc.                                            54-1692585           03-13461        05/29/03 6:59 pm

117.      EFS XI, Inc.                                           54-1579059           03-13462        05/29/03 7:31 pm

118.      EFS XII, Inc.                                          54-1868064           03-13463        05/29/03 7:47 pm

----------

(17) ACFI's ID - treated as a division of its single member owner for FIT purposes.

                                                                TAX/FEDERAL             CASE           DATE AND TIME
          ENTITY                                                 ID NUMBER             NUMBER         PETITION FILED
          ------------------------------------------------     -------------         ----------      -----------------
119.      EFS XV, Inc.                                           25-1644666           03-13465        05/29/03 8:00 pm

120.      EFS XVII, Inc.                                         51-0363387           03-13467        05/29/03 8:17 pm

121.      Jovinole Associates                                    25-1478670           03-13468        05/29/03 8:47 pm

122.      EFS Holdings, Inc.                                     25-1541640           03-13469        05/29/03 8:56 pm

123.      Enron Operations Services Corp.                        76-0402581           03-13489        05/30/03 1:17 pm

124.      Green Power Partners I LLC                             76-0514751(11)       03-13500        05/30/03 3:12 pm

125.      TLS Investors, L.L.C.                                  76-0599617(18)       03-13502        05/30/03 3:39 pm

126.      ECT Securities Limited Partnership                     76-0577980           03-13644        06/05/03 6:52 pm

127.      ECT Securities LP Corp.                                84-1470756           03-13647        06/05/03 7:05 pm

128.      ECT Securities GP Corp.                                76-0577979           03-13649        06/05/03 7:21 pm

129.      KUCC Cleburne, LLC                                     76-0318139(16)       03-13862        06/13/03 4:51 pm

130.      Enron International Asset Management Corp.             76-0515860           03-13877        06/13/03 8:00 pm

131.      Enron Brazil Power Holdings XI Ltd.                    98-0214759           03-13878        06/13/03 8:22 pm

132.      Enron Holding Company L.L.C.                           76-0456367           03-13879        06/13/03 8:32 pm

133.      Enron Development Management Ltd.                      none                 03-13880        06/13/03 8:44 pm

134.      Enron International Korea Holdings Corp.               76-0602854           03-13881        06/13/03 8:54 pm

135.      Enron Caribe VI Holdings Ltd.                          98-0197192           03-13882        06/13/03 9:42 pm

136.      Enron International Asia Corp.                         76-0493058           03-13883        06/13/03 9:52 pm

137.      Enron Brazil Power Investments XI Ltd.                 98-0214761           03-13884        06/13/03 10:04 pm

138.      Paulista Electrical Distribution, L.L.C.               52-2158993           03-13885        06/13/03 10:14 pm

139.      Enron Pipeline Construction Services Company           47-0624174           03-13915        06/16/03  4:48 pm

140.      Enron Pipeline Services Company                        76-0656639           03-13918        06/16/03  5:07 pm

141.      Enron Trailblazer Pipeline Company                     47-0624170           03-13919        06/16/03  5:22 pm

142.      Enron Liquid Services Corp.                            76-0474342           03-13920        06/16/03  5:34 pm

143.      Enron Machine and Mechanical Services, Inc.            76-0588663           03-13926        06/16/03  5:49 pm

144.      Enron Commercial Finance Ltd.                          none                 03-13930        06/16/03  6:11 pm

145.      Enron Permian Gathering Inc.                           76-0449256           03-13949        06/17/03  3:10 pm

146.      Transwestern Gathering Company                         76-0452510           03-13950        06/17/03  3:25 pm

147.      Enron Gathering Company                                76-0452510           03-13952        06/17/03  3:39 pm

148.      EGP Fuels Company                                      76-0387024           03-13953        06/17/03  3:56 pm

149.      Enron Asset Management Resources, Inc.                 76-0659667           03-13957        06/17/03  4:18 pm

150.      Enron Brazil Power Holdings I Ltd.                     98-0171153           03-14053        06/20/03  3:57 pm

151.      Enron do Brazil Holdings Ltd.                          98-0202613           03-14054        06/20/03  4:12 pm

152.      Enron Wind Storm Lake II LLC                           77-0397105           03-14065        06/20/03  6:45 pm

153.      Enron Renewable Energy Corp.                           76-0514751           03-14067        06/20/03  7:00 pm

154.      Enron Acquisition III Corp.                            76-0545239           03-14068        06/20/03  7:14 pm

155.      Enron Wind Lake Benton LLC                             95-4654975           03-14069        06/20/03  7:29 pm

----------

(18) ECTMI's ID - treated as a division for FIT purposes.

                                                                 TAX/FEDERAL           CASE            DATE AND TIME
          ENTITY                                                 ID NUMBER             NUMBER          PETITION FILED
          ------------------------------------------------     -------------         ----------      -----------------
156.      Superior Construction Company                          52-2086470           03-14070        06/20/03 7:41 pm

157.      EFS IV, Inc.                                           22-3091119           03-14126        06/20/03 4:57 pm

158.      EFS VIII, Inc.                                         25-1013720           03-14130        06/23/03 5:29 pm

159.      EFS XIII, Inc.                                         59-0711627           03-14131        06/23/03 6:14 pm

160.      Enron Credit Inc.                                      51-0407930           03-14175        06/25/03 7:38 pm

161.      Enron Power Corp.                                      76-0275808           03-14176        06/25/03 7:58 pm

162.      Richmond Power Enterprise, L.P.                        76-0545245           03-14177        06/25/03 8:06 pm

163.      ECT Strategic Value Corp.                              47-0681394           03-14178        06/25/03 8:18 pm

164.      Enron Development Funding Ltd.                         none                 03-14185        06/26/03 1:42 pm

165.      Atlantic Commercial Finance Inc.                       76-0486649           03-14223        06/27/03 7:08 pm

166.      The Protane Corporation                                34-0791662           03-14224        06/27/03 7:20 pm

167.      Enron Asia Pacific / Africa / China LLC                none                 03-14225        06/27/03 7:33 pm

168.      Enron Development Corp.                                76-0366259           03-14226        06/27/03 7:44 pm

169.      ET Power 3 LLC                                         none                 03-14227        06/27/03 7:55 pm

170.      Nowa Sarzyna Holding B.V.                              98-0218799           03-14228        06/27/03 8:11 pm

171.      Enron South America LLC                                none                 03-14229        06/27/03 8:21 pm

172.      Enron Global Power & Pipelines LLC                     76-0456366           03-14230        06/27/03 8:32 pm

173.      Portland General Holdings, Inc.                        93-0925597           03-14231        06/27/03 8:45 pm

174.      Portland Transition Company, Inc.                      91-1824218           03-14232        06/27/03 9:12 pm

175.      Cabazon Power Partners LLC                             77-0529370           03-14539        07/17/03 5:44 pm

176.      Cabazon Holdings LLC                                   none                 03-14540        07/17/03 6:19 pm

177.      Enron Caribbean Basin LLC                              82-0561983           03-14862        07/31/03 3:25 pm

178.      Victory Garden Power Partners I LLC                    52-2235734           03-14871        07/31/03 6:00 pm

179.      Oswego Cogen Company, LLC                              none                 03-16566        10/20/03 6:58 pm

180.      Enron Equipment Procurement Company                    76-0452511           03-16882        10/31/03 10:56 am

             APPENDIX C: ESTIMATED ASSETS, CLAIMS AND DISTRIBUTIONS

APPENDIX C: ESTIMATED ASSETS, CLAIMS AND DISTRIBUTIONS

A. INTRODUCTION

                  The schedules set forth below reflect the estimated assets and claims of each of the Debtors, as well as the estimated Creditor recoveries under the Plan. Among other things, this information is provided to facilitate parties in interest in their analysis and understanding of (i) the Debtors' estates, (ii) the global compromise incorporated into the Plan, and (iii) the distributions proposed to be made pursuant to the Plan. The estimates and the underlying projections and assumptions are highly speculative and based upon information available at the time that this analysis was prepared. THEREFORE, ACTUAL RESULTS MAY VARY MATERIALLY FROM THOSE REFLECTED HEREIN. Further, the summary information reflected herein is qualified in its entirety by reference to the full text of the Plan and Disclosure Statement.

                  More specifically, the schedules were derived from the Distribution Model, which is a complex and customized software program utilized to synthesize estimates and projections regarding assets and liabilities, as well as to calculate Creditor recoveries under the Plan depending upon numerous variables and assumptions. The Distribution Model was used to generate the schedules and to summarize therein, on a Debtor-by-Debtor basis, the estimated value of assets held by each Debtor, estimated Allowed Claims asserted against each Debtor, and the estimated Creditor recoveries under the Plan. Refer to
Section I.D., "Assets, Claims and Distributions" for additional information on the Distribution Model.

                  In addition, the Board appointed a Disclosure Statement committee whose responsibilities included internal due diligence of the Disclosure Statement, including Appendix C. The Disclosure Statement committee appointed a due diligence team from the ENE accounting and control organization. The diligence team confirmed data inputs to the Distribution Model, including asset values, claims, and operating and administrative costs, and that the subsequent data outputs are correctly disclosed in this Disclosure Statement.

B.       VARIANCE

                  The Debtors have prepared the projections incorporated into the schedules based on certain assumptions that they believe are reasonable under the circumstances. These assumptions are described below. The projections have not been compiled or examined by independent accountants. The Debtors make no representations regarding the accuracy of the projections or any ability to achieve forecasted results. Many of the assumptions underlying the projections are subject to significant uncertainties. Inevitably, some assumptions will not materialize, and unanticipated events and circumstances may affect the ultimate financial results. THEREFORE, THE ACTUAL RESULTS ACHIEVED MAY VARY FROM THE FORECASTS, AND THE VARIATIONS MAY BE MATERIAL. In evaluating the Plan, Creditors are urged to examine carefully all of the assumptions underlying the financial projections.

                  It should be noted that a Debtor may appear solvent based on a review of the Debtor's Schedules, but a Debtor's solvency is impacted by many variables including (a) increased liabilities as a result of the claims process or litigation, (b) decreased assets as a result of the claims process or litigation, and/or (c) decreases in its assets due to the fact that Intercompany Claims were scheduled for the face amount of the obligation, but will be paid less in accordance with the Plan.

                  If the estimated value of assets (including, but not limited to, estimates of available Creditor Cash, recoveries on the Remaining Assets, and the valuation of the stock in PGE, CrossCountry and Prisma to be distributed to Creditors) set forth herein ultimately vary significantly from actual results, then actual Creditor recoveries will vary significantly as well. Similarly, as the estimated value of assets are forward-looking statements based upon information available to the Debtors, the actual results may vary significantly.

                  The recovery estimates set forth herein are based on various estimates and assumptions. These assumptions include assumptions regarding the allowance and disallowance of Claims. As a result, if the estimated amount of Allowed Claims relied upon to calculate the estimated recoveries ultimately varies significantly from the actual amount of Allowed Claims, then actual creditor recoveries will vary significantly as well. Similarly, as the estimated amount of Allowed Claims is a forward-looking statement based upon information available to the Debtors as of June 1, 2003, the actual results may vary significantly as Claims are Allowed or otherwise resolved over time. Refer to
Section XIV.C., "Variance from Valuations, Estimates and Projections" for additional information.

                  a. REMAINING ASSETS. With respect to the Remaining Assets, the estimated recoveries, valuations and projections are based, in part, on estimated proceeds generated by a sale or other disposition of substantially all of these assets. Many of these assets have been on the market or the subject of inquiries since the Initial Petition Date, but have not been sold for a variety of reasons, including, but not limited to, (i) poor market conditions, and (ii) the need to resolve complex ownership issues, pending litigation or government investigations, tax issues, and consent issues. In some cases, the Reorganized Debtors will be attempting to sell non-controlling financial interests for which a limited market exists. Due to the inherent uncertainties associated with selling these assets as a result of the issues identified above, there can be no assurance that these assets will be sold at presently estimated prices or at presently estimated times, if at all. Similarly, the recoveries of the Debtors (or the Reorganized Debtors, as the case may be) against counterparties on trading contracts are dependent on the creditworthiness and ability to pay of the counterparties.

                  b. CREDITOR CASH. The inability to sell or otherwise convert the Remaining Assets to cash may materially impact, among other things, the value of the Plan Currency. As a result of the foregoing, the Creditor Cash available for distribution as a result of liquidation of the Remaining Assets may be impacted.

                  c. OPERATING ENTITIES GENERALLY. Estimates of value do not purport to be appraisals nor do they necessarily reflect the values that may be realized if assets are sold. The estimates of value represent hypothetical equity values assuming the implementation of each of the Operating Entities' business plans, as well as other significant assumptions. Such estimates were developed solely for purposes of formulating and negotiating the Plan and analyzing the projected recoveries thereunder. Any estimated equity value is highly dependent upon achieving the future financial results set forth in the projections for each of the Operating Entities, as well as the realization of certain other assumptions that are not guaranteed.

                  The valuations of each of the Operating Entities set forth herein represent estimated values and do not necessarily reflect values that could be attainable in public or private markets for the Operating Entities or their constituent assets. The equity value ascribed in the analysis does not purport to be an estimate of the market value of stock to be distributed pursuant to the Plan. Such trading value, if any, may be materially different from the equity value associated with the valuation analysis.

                  d. PGE. As discussed in Section VIII.A.12., "Potential Sale of PGE" of the Disclosure Statement, ENE has entered into a purchase agreement to sell PGE to Oregon Electric. There can be no assurances that this sale will be approved by the Bankruptcy Court or that it will close. If the sale does in fact close or the common stock of PGE is sold pursuant to another purchase agreement, then the net proceeds will be distributed to Creditors in the form of Creditor Cash. If the sale does not close and PGE is not sold to another purchaser, then PGE Common Stock will be distributed to Creditors pursuant to the Plan. It should be noted that PGE operates in a heavily regulated industry and the valuation of PGE set forth herein assumes that the current regulatory environment remains unchanged. Changes to the current regulatory environment may have a material adverse impact on PGE's actual results. Refer to Section XIV., "Risk Factors and Other Factors to be Considered," as well as Section VIII., "Portland General Electric Company," for further discussion on these and other risks attendant with PGE and the electric utility industry.

                  e. CROSSCOUNTRY. The valuation of CrossCountry set forth herein assumes certain levels of rates for the transportation of natural gas as set by FERC. Such rates are highly regulated and subject to periodic changes. There is no guarantee that the current rate levels will not change materially in the future or will provide adequate reimbursement for the services provided by CrossCountry and its subsidiaries. Any such changes are entirely beyond CrossCountry's control and may have a material adverse impact on actual results. Further, CrossCountry operates in a heavily regulated industry. In the ordinary course of its business, CrossCountry is subject regularly to inquiries, investigations and audits by federal and state agencies that oversee various natural gas pipeline regulations. Changes to the current regulatory environment may have a material adverse impact on CrossCountry's actual results. Refer to
Section XIV., "Risk Factors and Other Factors to be Considered," as well as
Section IX., "CrossCountry," for further discussion on these and other risks attendant with CrossCountry and the natural gas pipeline industry.

                  f. PRISMA. The valuation of Prisma set forth herein assumes that all assets contemplated for transfer to Prisma are in fact transferred. The valuation further assumes that, subject to appropriate offsets, the assets to be transferred to Prisma do not include any material prepetition intercompany obligations of the Debtors. If for any reason one or more assets are not transferred to Prisma, or one or more additional assets are transferred to Prisma, then the value could fluctuate materially. In addition, the valuation of Prisma set forth herein assumes certain levels of tariffs or rates of return for the constituent assets. Such rates are highly regulated, subject to periodic changes, and in certain circumstances are the outcome of political processes in the subject jurisdictions. There is no guarantee that the current rate levels will not change materially in the future or will provide adequate reimbursement for the services provided by Prisma and its subsidiaries. Any such changes are entirely beyond Prisma's control and may have a material adverse impact on actual results. Further, as Prisma operates primarily in foreign jurisdictions, such political processes often lead to greater volatility in regulatory outcomes than might occur in the United States. Additionally, operations in the emerging markets are generally subject to greater risk of global economic slowdown, political uncertainty, currency devaluation, exchange controls and the ability to enforce and defend legal and contractual rights than are domestic companies. Such risk factors may also have a material adverse impact on Prisma's actual results. Refer to Section XIV., "Risk Factors and Other Factors to be Considered," as well as Section X., "Prisma Energy International Inc.," for further discussion on these and other risks attendant with Prisma and the industries in which it is involved.

C. ASSUMPTIONS.

                  The following are the significant assumptions and limiting conditions utilized in preparation of the estimates:

         1. Under the global compromise embodied in the Plan, except with respect to the Portland Debtors and as modified with respect to guaranty claims, subject to the satisfaction of certain conditions contained in the Plan regarding acceptance of the Plan, distributions of Plan Currency are calculated based upon 70% of the recovery that Allowed General Unsecured Claims would receive on a separate Debtor-by-Debtor basis (i.e., on a stand-alone basis) and 30% of the recovery Allowed General Unsecured Claims would receive if all of the Debtors, other than the Portland Debtors, were substantively consolidated (i.e., on a substantive consolidation basis). Assuming the holders of allowed claims in a class of guaranty claims affirmatively vote on the Plan such that the class would be deemed to accept the Plan in accordance with section 1126 of the Bankruptcy Code, for purposes of the 30% or substantive consolidation scenario, claims against Debtors for guaranties of the liabilities of other Debtors are calculated assuming that 50% of each guaranty Claim were allowed. The Portland Debtors are excluded from the 30/70 compromise incorporated into the Plan and, thus, neither their assets nor their claims are included in the calculation of claims using the 30/70 formula. Refer to

                  Section I.B.2., "Global Compromise Embodied in the Plan," for additional information regarding the global compromise.

         2. Under the global compromise, except with respect to the Portland Debtors, Debtors holding Allowed Intercompany Claims (i.e., accounts and notes owed by one Debtor to another Debtor) will receive 70% of the distribution such Debtor would receive if the Debtors were not substantively consolidated. As the 30% scenario is based on the hypothetical substantive consolidation of all Debtors, no distribution is made on Intercompany Claims, other than with respect to the Portland Debtors, under this scenario. All other potential inter-Debtor remedies, such as the potential disallowance, subordination, or re-characterization of Intercompany Claims, and certain affirmative claims or causes of action against any other Debtor, will be waived. These waivers were negotiated as an integral part of the global compromise in order to ensure that the efficient resolution of these Chapter 11 Cases would not be jeopardized by ongoing inter-estate disputes. These waivers will not affect, however, the Debtors' ability to pursue third parties (including non-Debtor affiliates) on any claims, causes of action, or challenges available to any of the Debtors in the absence of substantive consolidation. Refer to
                  Section I.B.2.c., "Intercompany Claims," for additional information regarding the global compromise as it relates to intercompany claims.

         3. As noted above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. For illustrative purposes and to facilitate parties in interest in their analysis and understanding of the Debtors' estates and the global compromise, the schedules set forth below reflect assets, claims and value allocations calculated assuming various substantive consolidation scenarios. Specifically, Appendix C-I details the assets, claims and value allocations for each of the 180 Debtors on a stand-alone basis if there were no substantive consolidation. Appendix C-II reflects the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were 100% substantively consolidated, all classes of guaranty claims accept the Plan in accordance with section 1126 of the Bankruptcy Code, and the compromise regarding guaranty claims were recognized. Appendix C-III shows 100% substantive consolidation of all of the Debtors (other than the Portland Debtors) assuming that no class of guaranty claims votes to accept the Plan and all classes of guaranty claims are deemed to reject the Plan in accordance with section 1126 of the Bankruptcy Code and the compromise on guaranty claims is not recognized.

         4. Third-party recoveries under the Plan's 30/70 global compromise can be calculated by multiplying the distributions in Appendix C-I by 70% and adding to such amount the distributions in Schedule C-II multiplied by 30%. The amounts reflected in C-II for Guaranty Obligations will equal approximately 50% of the sum of the amounts reflected in C-I for Guaranty Obligations. However, due to the treatment of Intercompany Claims and the difference in the netting of intercompany balances between the Stand-Alone Scenario and the Modified Substantive Consolidation Scenario, such amounts may not equal to exactly 50%.

         5. Appendix C-I includes a chart at the top of each schedule comparing the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims to both (a) the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated, all classes of guaranty claims accept the Plan in accordance with section 1126 of the Bankruptcy Code, and the compromise regarding guaranty claims is recognized and (b) the estimated recovery percentages in the event that none of the Debtors is substantively consolidated.

         6. In the Modified Substantive Consolidation Scenario, the consolidated Debtors have a number of payables to non-Debtor affiliates. In Appendix C-II these amounts are reflected on the line captioned "Intercompany Payables Pre-Petition." In many such instances, some or all of the value that the consolidated Debtors distribute will return to the consolidated estate through intercompany equity or debt interests. As a result, the amounts reflected as "Debtors' Assets" and "Claims Against and Equity in Debtors" in Appendix C-II are "grossed up" by the distribution and recovery of such amounts. Such amounts reflect the redistribution of value throughout the Debtors' capital structure, but are not new value available for third-party creditors.

         7. On each of the schedules, the column for "Face" represents the full face amount of claims against the Debtor, including intercompany claims. Refer to Appendix N for more information regarding intercompany value flow analysis in the stand-alone scenario.

         8. On Appendix C-I, the column for "Stand-Alone Value" represents the amount the Debtor would pay on those claims if there were no substantive consolidation.

         9. On Appendix C-II, the column for "Mod. SubCon Value" represents the amount Debtors would pay on those claims if all Debtors (excluding the Portland Debtors) were substantively consolidated, and the compromise regarding guaranty claims were recognized.

         10. On Appendix C-III, the column for "Appendix C-III Value" represents the amount Debtors would pay on those claims if all Debtors (excluding the Portland Debtors) were substantively consolidated, the compromise regarding guaranty claims were not recognized and guaranty claims were extinguished as a result of the substantive consolidation.

         11. On Appendix C-I, all intercompany claims (debtor to debtor and debtor to non-debtor) are reflected at the full estimated amount and are assumed to be pari passu with third-party general unsecured claims except where otherwise specified by applicable transaction documents. For a complete listing of Allowed Intercompany Claims (debtor to debtor only) pursuant to the Plan, refer to Exhibit F to the Plan. It should be noted that Exhibit F aggregates Intercompany Claims whereas the line item entries on Appendix C-I are not always aggregated. Moreover, Intercompany Claims reflected on Appendix C-I may include estimates as a result of rejection damages, third-party settlements involving two or more Debtors, and related matters. Such estimates are subject to change. Accordingly, there are differences between Appendix C-I and Exhibit F to the Plan.

         12. On Appendices C-II and C-III, where intercompany claims existed between substantively consolidated Debtors, such claims were assumed to be eliminated as a result of the substantive consolidation. Further, in Appendices C-II and C-III, where there existed both prepetition receivables and prepetition payables between a single non-substantively consolidated affiliate and two or more consolidated Debtors, such receivables and payables are presented on a net basis with the consolidated Debtors as a whole. In contrast, debtor to non-debtor obligations are assumed to be pari passu with third-party general unsecured claims except where otherwise specified by applicable transaction documents.

         13. On Appendix C-I, it is assumed that Allowed Guaranty Claims are treated pari passu with other third-party general unsecured claims of Enron Corp.

         14. On Appendix C-II, it is assumed that each class has voted to accept the Plan and thus is entitled to payment under the global compromise of 50% of each Allowed Guaranty Claim.

         15. With the exception of Intercompany Claims (including, but not limited to, Claims for rejection damages (if any)), an additional feature of the global compromise is the waiver and release of intercompany causes of action between Debtors. Accordingly, Appendices C-II and C-III do not reflect these causes of actions (if any) held by one Debtor against one or more of the other Debtors.

         16. The stand-alone figures on Appendix C-I reflect the settlement of issues regarding the ownership of certain assets by ENE and ENA, which are currently embodied in the global compromise.

         17. Estimated recoveries are set forth below for different classifications and types of claims. As noted elsewhere, the estimated assets do not include any recovery on pending or anticipated litigation. Consistent with this approach, the amounts reflected assume the right of setoff for prepetition mutual debts between counterparties or intercompany accounts. In cases where master netting agreements existed addressing setoff rights, the amounts reflect the impact of those agreements. This is done for presentation purposes only. The Debtors reserve all rights to challenge the enforceability and effectiveness of such agreements. If Debtors are successful in any litigation challenging such agreements, this could have a material impact on actual amounts recovered. To the extent that an individual Creditor is entitled to satisfy all or a portion of such Creditors' Claim through any additional setoff, offset or recoupment approved by the Court, such Creditor's recovery may be higher than reflected herein.

         18. Since the Initial Petition Date, the Debtors have and will continue to allocate overhead expenses pursuant to the Overhead Allocation Formula Order up to the Confirmation Date. As provided for in the Plan, it is anticipated that after the Confirmation Date, the Debtors will modify the methodology in order to allocate overhead based upon post-confirmation activities. The Debtors anticipate that the primary post-confirmation activities will be (i) evaluation and resolution of Claims; (ii) liquidation and disposal of Remaining Assets; and (iii) litigation and investigations. The proposed post-confirmation overhead allocation methodology will use number of Claims, value of Claims, and expected proceeds from asset dispositions as the primary allocation factors. The estimates set forth below allocate overhead expenses pursuant to the Overhead Allocation Formula Order up to the Confirmation Date and allocate post-confirmation overhead expenses based on the Debtors' currently contemplated preliminary post-confirmation allocation formula.

                  The Debtors intend to provide a detailed description of the proposed post-confirmation overhead allocation methodology to the Creditors' Committee and the ENA Examiner prior to seeking Bankruptcy Court approval of the methodology. On or before the Ballot Date, the Debtors will file a motion with the Bankruptcy Court with respect to the proposed methodology. It is expected that the Bankruptcy Court will enter an order with respect to the overhead allocation in connection with the entry of the Confirmation Order. Except as provided in such order, all other provisions of the Bankruptcy Court's orders, dated February 25, 2002, November 21, 2002 and November 25, 2002, will remain in full force and effect.

         19. Except with respect to the Portland Debtors, the Plan General Unsecured Recovery Percentage set forth in Appendices C-I through C-III is the weighted average of recoveries based on the global compromise (i.e., 70% of the unsecured recovery percentage calculated for each Debtor on a stand-alone basis and 30% of the unsecured recovery percentage calculated on a basis of the Debtors being substantively consolidated). In the stand-alone scenario in Appendix C-I, unfunded Estimated Administrative Costs at administratively insolvent Debtors related to third-party liabilities including overhead and professional fees were included in the Estimated Administrative Costs of administratively solvent Debtors. It should be noted that the actual allocation of these unfunded Estimated Administrative costs may be different based on the post-confirmation overhead allocation methodologies ultimately approved by the Court.

         20. In conjunction with formulating the Plan, Blackstone and the Debtors derived the valuations set forth in the Disclosure Statement for PGE, CrossCountry and Prisma. There can be no assurance that the stock or other equity (if distributed) of PGE, CrossCountry or Prisma will trade at the value estimated or that the stock or other equity (if sold) of PGE, CrossCountry or Prisma will sell for the values reflected. However, distributions will be calculated and made under the Plan as though the values assigned herein are the actual values of the underlying assets. Refer to Section VIII.B., "Historical Financials, Projections and Valuation," Section IX.C., "Historical Financials, Projections and Valuation,"
                  Section X., "Prisma Energy International Inc.," and Section XIV., "Risk Factors and Other Factors to be Considered" for additional information regarding the valuations.

         21. The value of other assets, excluding receivables from Debtor and non-Debtor affiliates and investments in subsidiaries, is based upon a combination of (a) offers received from third parties and (b) internal valuations. Internal valuations are based upon discounted cash flow and comparable company analyses and utilize operating projections developed by the Debtors, their Affiliates, and their advisors. These internal valuations have been compared against offers received from third parties, if available. Discount rates and other assumptions pertaining to the valuation methodologies were developed by the Debtors, their Affiliates, and their advisors. Assets are included as such for particular Debtors based solely on the books and records of the Debtors and their Affiliates, unless otherwise modified by order of the Bankruptcy Court or the Plan. Certain assets reflected on the books and records of Debtors and their Affiliates are subject to significant uncertainty and, potentially, litigation, and recoveries may change dramatically depending on the resolution of such issues. Actual distributions under the Plan will be made based upon the values actually realized from the liquidation of assets owned by the applicable Debtor and not the values currently reflected herein.

         22. For purposes of Appendix C, "Directly Held Trading Book Assets" were estimated using book values that are based upon accounts receivable and accounts payable records for liquidated positions. Book value also includes, if applicable, contract termination values relating to forward ("mark-to-market") positions. These book values have been adjusted for various recovery risks, when applicable. The potential recovery risks include, but are not limited to, asserted setoffs, counterparty credit risk, litigation/documentation risk, and historical collection experience.

         23. Intercompany account balances are derived from the Debtors' Schedules and the books and records of the Debtors and their affiliates, as both have been or may be updated or amended from time to time. During the course of these Chapter 11 Cases, as a result of the Debtors' ongoing review and reconciliation of intercompany account balances, as well as the diligence of the Creditors' Committee, the ENA Examiner and the internal Disclosure Statement committee, Intercompany Claims have undergone various adjustments. These adjustments have included, among other things, increases and decreases in the amount of Intercompany Claims and reallocation of certain Intercompany Claims from one Debtor to another Debtor. As an example, in E Power's Schedules, E Power scheduled a net receivable from ENE of $33.5 million and a net payable of $32,000 to ENA. However, it was subsequently determined that a $9.6 million payable had been inadvertently recorded as an obligation of E Power owed to ENE, rather than ENA. The relevant intercompany accounts were adjusted resulting in the Intercompany Claims reflected on Exhibit F to the Plan - E Power owes ENA $9.6 million and ENE owes E Power $43 million.

         24. Results are based on certain assumptions associated with the Tax Sharing Agreement, based upon the present status of negotiations with the IRS in respect of its tax claim. Should such assumptions change, there may be an impact to certain Debtors, but the Debtors do not believe such impact will be material. The Debtors and their non-Debtor affiliates continue to review these balances and the amounts reflected in these schedules are subject to change.

         25. Amounts realized from intercompany receivables are estimated by the Distribution Model and are based upon the estimated assets, liabilities and claims of the obligated affiliate.

         26. In connection with determination of Creditor recoveries under the Plan, accounts receivable and accounts payable balances between the Enron Companies were first segregated into prepetition balances. For intercompany balances between two Debtors, the Petition Date of the Debtor with the payable was used to determine the prepetition or postpetition nature of the debt. Additionally, certain adjustments to the prepetition balances were made for taxes for tax years 2000 and 2001. The postpetition intercompany activity does not include amounts related to taxes. Intercompany account balances also do not reflect any estimates of potential rejection damage claims for non-trading contracts that may result if a Debtor rejects an executory contract or unexpired lease with another Debtor or Enron Company. The adjusted prepetition balances were then compared to amounts originally filed in each Debtor's Schedules. Any changes were analyzed to ensure the accuracy of the changes. The postpetition activity was reviewed for reasonableness and detailed reconciliations were performed on key balances.

         27. The value of investments in subsidiaries is estimated based upon the estimated values of the assets and liabilities of those subsidiaries and the Debtors' corresponding ownership records.

         28. The value of assets excludes any value that may be realized from the Litigation Trust, the Special Litigation Trust or from any avoidance actions commenced by the Debtors. Any value that may be realized from these litigation trusts or avoidance actions may be material, but highly speculative, and thus predictions regarding these amounts are not included.

         29. Administrative Claims include estimated costs and expenses associated with preserving the Debtors' estates and operating the Debtors' businesses. In some instances, creditors or other parties in interest have alleged significant potential Administrative Expense Claims. Examples include an alleged Administrative Expense Claim in excess of $100 million asserted by Citrus Trading against ENA and an alleged Administrative Expense Claim in the approximate amount of $168 million asserted against BAM for unpaid rent to ENA Asset Holdings. With respect to this latter claim, Oaktree Capital Management, LLC and others have asked the Debtors to assert such claim. The Debtors reserve their rights with respect to these alleged Claims, which are not reflected in the estimates included on this Appendix C. It should be noted that, in connection with determination of Allowed Administrative Expense Claims, it is anticipated that the Confirmation Order will establish a deadline or bar date for creditors and parties in interest to assert Administrative Expense Claims against one or more of the Debtors. The Confirmation Order will also establish the procedures for filing, resolving and reserving for such Administrative Expense Claims.

         30. Refer to Section 42.2 of the Plan, "Distribution of Reserved Funds," for information regarding the proposed procedures for allocation of proceeds from Sale/Settlement Orders. For purposes of calculating estimated recoveries, certain assumptions have been made as to the ultimate distribution of such funds and the funds were included in the assets for certain Debtors. Nothing herein constitutes an admission by any of the Debtors or other Enron Companies as to the appropriate allocation.

         31. Claims have been estimated by using a combination of the Enron Companies' books and records, scheduled claims, filed claims, and professional judgment. Such estimates are subject to change and any such changes could have a material effect on Creditor recoveries.

         32. Amounts shown for Claims reflect the Debtors' best estimates, including estimates pertaining to unliquidated Claims. These estimates may be lower than filed Claim amounts in instances where the Debtors' analysis indicated that the filed Claim exceeded what is permissible under the applicable documents.

         33. Amounts shown for Claims do not make any assumption of benefits that may inure to the estate from affirmative litigation recoveries or disallowance of claims.

         34. All Claims listed are prepetition claims, except for Administrative Claims and postpetition Intercompany Payables noted on the schedules.

         35. All trading contracts between or among two or more Debtors or between or among Debtor and non-Debtor Affiliates (non-Debtors that are directly or indirectly 100% owned by one or more Debtors) are assumed to have been rejected and valued at the Initial Petition Date.

         36. Recoveries to third-party unsecured creditors of Wind do not reflect the amounts they are anticipated to recover from the funds set aside in accordance with the Wind Reserve Fund Order.

         37. On the schedules below, the line item entitled "SPE Obligations" represents all known direct potential claims against Debtors arising out of the Debtors' financing transactions involving SPEs, as described in the Disclosure Statement. Refer to Section III.F., "Debtors' Financing Transactions" for additional information regarding these transactions. This line item includes, but is not limited to, obligations under total return swaps and share settlement agreements, but excludes guarantee agreements entered into by one Debtor for the benefit of creditors of another Debtor (such amounts are included in the "Guarantee Obligations" line). The schedules do not assume that Debtors will succeed in recovering any assets associated with the SPEs, nor do they assume any settlements that may be negotiated and approved by the Court in the future. The Debtors reserve their rights in both of these regards. However, due to the nature of certain SPE financing transactions, amounts distributed on "SPE Obligations" may return to the Debtors through intercompany equity or debt interests. In these instances the assets and liabilities of the Debtors have been "grossed up" to reflect the distribution and recovery of such amounts.

         38. The line item entitled "Guarantee Obligations" includes only those unsecured claims, other than an intercompany claim, against a Debtor arising from or relating to an agreement by such Debtor to guarantee or otherwise satisfy the obligations of another Debtor. Not included in this line item are guarantees issued by a Debtor for the benefit of creditors of a non-Debtor or intercompany guaranties issued by a Debtor to an affiliate to guaranty the obligations of another affiliate. With this limitation, the line item "Guarantee Obligations" includes all items denominated "guarantees," including guarantees of total return swaps, guarantees of share settlement agreements, as well as guarantees of claims arising under the financing transactions.

         39. The line item entitled, "Trading Liabilities" reflects liabilities resulting from wholesale and retail commodities contracts.

         40. The line item entitled, "Other Liabilities" includes employee claims, lease-rejection claims, non-lease contract damage claims, and litigation reserves.

         41. The "Subordinated Claims" line item includes those claims against Debtors that are contractually subordinated. This line item includes claims subordinated to the benefit of senior indebtedness (or similar such terms as defined in applicable transaction documents), but not claims subordinate to all unsecured claimants and ranking pari passu with common or preferred equity. Any value shown on this line will ultimately inure to the beneficiaries of the subordination agreements, not to the subordinated creditors themselves. The schedules do not give effect to any subordination of penalty claims (including, but not limited to, the court approved subordination of the Public Utility Commission of Texas' $6.5 million claim against EPMI) or claims under section 510(b) of the Bankruptcy Code nor do the schedules give effect to any equitable subordination litigation under section 510(c) of the Bankruptcy Code that has already been brought or may be brought in the future by the Debtors or other creditors. Refer to Section IV,C.2., "Government Investigations " for information regarding government investigations and Appendix
                  Q: "Subordinated Claims," for information regarding subordinated claims.

         42. Certain of the government investigations may result in, among other things, assessment of fines and penalties and/or criminal charges against all or some of the Enron Companies and their current or former employees. The Debtors assert that, in accordance with the priority scheme under the Bankruptcy Code, all such claims are subordinate to General Unsecured Claims. Although this is the Debtors' contention, the Bankruptcy Court may ultimately conclude that one or more of these claims should not be subordinated. It should be noted that the Debtors have negotiated and are in the process of negotiating agreements with certain government agencies regarding the subordination of all or part of their claims. Nonetheless, there can be no assurances that the Debtors will be able to resolve all of these issues consensually.

         43. For additional information, refer to the Debtors' Schedules of Assets and Liabilities, which are available at http://www.enron.com/corp/por/, and to Claims filed against the Debtors, which are available for viewing at http://www.bsillc.com. Asset values reflected in the Schedules are based upon the books of the Debtors and do not reflect the fair market value of the assets.

         44. Amounts of Claims shown on the Debtors' Schedules of Assets may appear higher than the amounts reflected on Appendix C-I because the Debtors' Schedules reflect the full face amount of intercompany claims.

         45. The Debtors, as well as their nondebtor affiliates, had numerous intercompany contracts, including, but not limited to, trading contracts, operations and maintenance agreements, and Tax Sharing Agreements. To the extent any of these contracts are rejected, the rejection or the resulting rejection damages claim could have a material impact on either party to the contract. In conjunction with confirmation, the Debtors intend to file a schedule of stipulated rejection damages arising from the Debtors' rejection of intercompany trading contracts and other intercompany contracts, including contracts between two Debtors or between a Debtor and any wholly owned affiliate.

D.       SCHEDULES OF ESTIMATED ASSETS, CLAIMS AND DISTRIBUTIONS

   APPENDIX C-I

ARTEMIS ASSOCIATES, L.L.C.
($'s in millions)

        UNSECURED RECOVERY %
        --------------------
PLAN GENERAL UNSECURED                      17.8%
PLAN GUARANTEE                               0.0%
Stand-Alone General Unsecured               17.3%
Modified Consolidated General Unsecured     19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                 DEBTOR'S STAND ALONE ASSETS
                                                            -------------------------------------
                                                                  FACE          STAND-ALONE VALUE
                                                            -----------------   -----------------
Cash                                                               n.a.                0.0
Directly Held Assets to be Liquidated                              n.a.                0.0
Interests in PGE to be Liquidated                                  n.a.                  -
Directly Held Assets Transferred to CrossCountry                   n.a.                  -
Directly Held Assets Transferred to Prisma                         n.a.                  -
Directly Held Trading Book Assets                                  n.a.                  -
                                                                                     -----
   Total Directly Held Assets                                                          0.0

Intercompany Post Petition Receivables from Debtors                   -                  -

Intercompany Pre Petition Receivables from Debtors
EFS Holdings, Inc.                                                892.0              163.9
EFS I, Inc (f/k/a Limbach Facility Services, Inc.)                  0.6                0.4
EFS XII, Inc. (f/k/a MEP Services, Inc.)                            1.3                0.1
EFS IV, Inc. (f/k/a Williard, Inc.)                                 0.1                0.0
Other                                                              14.9                0.0
                                                                  -----              -----
   Total                                                          909.0              164.5

Intercompany Receivables from Non-Debtors
Enron Facility Services, Inc.                                      94.4               15.5
                                                                      -                  -
                                                                      -                  -
                                                                      -                  -
Other                                                                 -                  -
                                                                  -----              -----
   Total                                                           94.4               15.5

Equity / Preferred Equity Interests in Affiliates
Enron Facility Services, Inc.                                      n.a.                  -
                                                                   n.a.                  -
                                                                   n.a.                  -
                                                                   n.a.                  -
Other                                                              n.a.                  -
                                                                                     -----
   Total                                                                                 -

                                                                                     -----
 Total Allocated - Stand-Alone                                                       180.0
                                                                                     =====

                                                            CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                            -------------------------------------
                                                                  FACE          STAND-ALONE VALUE
                                                            -----------------   -----------------

Administrative Claims (Post Petition)                               0.3                0.3
Secured Claims                                                        -                  -
Priority Claims                                                       -                  -
Intercompany Payables Post Petition                                 2.8                2.8
                                                                -------            -------
   Total Administrative, Secured & Priority                         3.1                3.1

Pre Petition General Unsecured Claims
Debt                                                                  -                  -
SPE Obligations                                                       -                  -
Guarantee Obligations                                                 -                  -
Trade & A/P Liabilities                                             0.0                0.0
Other Liabilities                                                   7.5                1.3

Intercompany Payables Pre Petition
Enron Corp.                                                       998.3              172.9
Enron Energy Services Operations, Inc.                              9.5                1.6
Enron Net Works LLC                                                 3.1                0.5
Enron Property & Services Corp.                                     2.0                0.4
Other Debtors                                                       0.4                0.1
Transportation Trading Services Company                             0.0                0.0
Enron Transition Company, Inc.                                      0.0                0.0
EES Property Services, Inc.                                         0.0                0.0
                                                                      -                  -
Other Non-Debtors                                                     -                  -
                                                                -------            -------
   Total Intercompany Payables                                  1,013.3              175.5
                                                                -------            -------
Total General Unsecured                                         1,020.8              176.8

Subordinated Claims                                                   -                  -
                                                                -------            -------
   Total                                                        1,024.0              180.0

Equity                                                             n.a.                  -
                                                                -------            -------
   Total Allocated - Stand-Alone                                1,024.0              180.0
                                                                =======            =======

--------------------------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

   APPENDIX C-I

ATLANTIC COMMERCIAL FINANCE, INC.
($'s in millions)

        UNSECURED RECOVERY %
        --------------------
PLAN GENERAL UNSECURED                    13.7%
PLAN GUARANTEE                            10.9%
Stand-Alone General Unsecured             11.5%
Modified Consolidated General Unsecured   19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                 DEBTOR'S STAND ALONE ASSETS
                                                            -------------------------------------
                                                                  FACE          STAND-ALONE VALUE
                                                            -----------------   -----------------
Cash                                                               n.a.                  -
Directly Held Assets to be Liquidated                              n.a.                0.0
Interests in PGE to be Liquidated                                  n.a.                  -
Directly Held Assets Transferred to CrossCountry                   n.a.                  -
Directly Held Assets Transferred to Prisma                         n.a.                  -
Directly Held Trading Book Assets                                  n.a.                  -
                                                                                      ----
   Total Directly Held Assets                                                          0.0

Intercompany Post Petition Receivables from Debtors                 0.5                0.5

Intercompany Pre Petition Receivables from Debtors
Enron South America LLC                                           144.2               42.2
Enron Asia Pacific/Africa/China LLC                                11.4                4.5
Enron Global LNG LLC                                                1.5                1.5
Enron Caribbean Basin LLC                                           6.9                1.1
Other                                                               6.8                1.0
                                                                  -----              -----
   Total                                                          170.8               50.2

Intercompany Receivables from Non-Debtors

Enron Power Holdings C.V.                                          11.6               11.6
Enron Equity Corp.                                                  3.2                3.2
Enron EPI Inc.                                                      1.7                1.7
Enron Europe Operations (Advisor) Limited                           1.0                1.0
Other                                                              35.4                4.4
                                                                  -----              -----
   Total                                                           53.0               21.9

Equity / Preferred Equity Interests in Affiliates
Enron EPI Inc.                                                     n.a.              115.5
Enron Global LNG LLC                                               n.a.               43.7
ET Power 1 LLC                                                     n.a.               35.0
LFT Power III, L.L.C.                                              n.a.                9.2
Other                                                              n.a.                2.5
                                                                                     -----
   Total                                                                             205.9
                                                                                     -----
Total Allocated - Stand-Alone                                                        278.5
                                                                                     =====

                                                            CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                            -------------------------------------
                                                                  FACE          STAND-ALONE VALUE
                                                            -----------------   -----------------
Administrative Claims (Post Petition)                               0.3                0.3
Secured Claims                                                        -                  -
Priority Claims                                                       -                  -
Intercompany Payables Post Petition                                   -                  -
                                                                -------              -----
   Total Administrative, Secured & Priority                         0.3                0.3

Pre Petition General Unsecured Claims
Debt                                                                  -                  -
SPE Obligations                                                     0.0                0.0
Guarantee Obligations                                               0.0                0.0
Trade & A/P Liabilities                                             0.1                0.0
Other Liabilities                                                   0.4                0.0

Intercompany Payables Pre Petition
Enron Corp.                                                     2,398.4              274.7
Enron India LLC                                                    23.7                2.7
The Protane Corporation                                             1.5                0.2
Enron Engineering & Construction Company                            0.1                0.0
Other Debtors                                                       0.2                0.0
EI Puerto Rico Operations Inc.                                      1.3                0.1
Enron International Development Services, Inc.                      1.2                0.1
Enron Guatemala Holdings Ltd.                                       0.7                0.1
Enron Panama Management Services L.L.C.                             0.5                0.1
Other Non-Debtors                                                   0.9                0.1
                                                                -------              -----
   Total Intercompany Payables                                  2,428.4              278.2

                                                                -------              -----
Total General Unsecured                                         2,428.9              278.2

Subordinated Claims                                                   -                  -
                                                                -------              -----
   Total                                                        2,429.2              278.5

Equity                                                             n.a.                  -

                                                                -------              -----
   Total Allocated - Stand-Alone                                2,429.2              278.5
                                                                =======              =====

--------------------------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

   APPENDIX C-I

BAM LEASE COMPANY
($'s in millions)

     UNSECURED RECOVERY %
     --------------------
PLAN GENERAL UNSECURED                                       5.7%
PLAN GUARANTEE                                               0.0%
Stand-Alone General Unsecured                                0.0%
Modified Consolidated General Unsecured                     19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                 DEBTOR'S STAND ALONE ASSETS
                                                            -------------------------------------
                                                                  FACE          STAND-ALONE VALUE
                                                            -----------------   -----------------
Cash                                                               n.a.                  -
Directly Held Assets to be Liquidated                              n.a.                  -
Interests in PGE to be Liquidated                                  n.a.                  -
Directly Held Assets Transferred to CrossCountry                   n.a.                  -
Directly Held Assets Transferred to Prisma                         n.a.                  -
Directly Held Trading Book Assets                                  n.a.                  -
                                                                                     -----
   Total Directly Held Assets                                                            -

Intercompany Post Petition Receivables from Debtors                   -                  -

Intercompany Pre Petition Receivables from Debtors
Enron Corp.                                                        87.7               14.6
Enron North America Corp.                                          12.1                2.5
Enron Corp.                                                         1.3                0.2
                                                                      -                  -
Other                                                                 -                  -
                                                                  -----              -----
   Total                                                          101.0               17.3

Intercompany Receivables from Non-Debtors

                                                                      -                  -
                                                                      -                  -
                                                                      -                  -
                                                                      -                  -
Other                                                                 -                  -
                                                                  -----              -----
   Total                                                              -                  -

Equity / Preferred Equity Interests in Affiliates
Kingfisher I LLC                                                   n.a.                  -
                                                                   n.a.                  -
                                                                   n.a.                  -
                                                                   n.a.                  -
Other                                                              n.a.                  -
                                                                                     -----
   Total                                                                                 -
                                                                                     -----
Total Allocated - Stand-Alone                                                         17.3
                                                                                     =====

                                                             CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                            -------------------------------------
                                                                  FACE          STAND-ALONE VALUE
                                                            -----------------   -----------------
Administrative Claims (Post Petition)                              38.7               15.6
Secured Claims                                                      0.0                0.0
Priority Claims                                                     0.8                  -
Intercompany Payables Post Petition                                 4.1                1.7
                                                                  -----              -----
   Total Administrative, Secured & Priority                        43.7               17.3

Pre Petition General Unsecured Claims
Debt                                                                  -                  -
SPE Obligations                                                   276.3                  -
Guarantee Obligations                                                 -                  -
Trade & A/P Liabilities                                             1.3                  -
Other Liabilities                                                     -                  -

Intercompany Payables Pre Petition
ENA Asset Holdings L.P.                                           258.0                  -
ENA Asset Holdings L.P.                                           172.0                  -
                                                                      -                  -
                                                                      -                  -
Other Debtors                                                         -                  -
                                                                      -                  -
                                                                      -                  -
                                                                      -                  -
                                                                      -                  -
Other Non-Debtors                                                     -                  -
                                                                  -----              -----
   Total Intercompany Payables                                    430.0                  -
                                                                  -----              -----
Total General Unsecured                                           707.6                  -

Subordinated Claims                                                   -                  -
                                                                  -----              -----
   Total                                                          751.3               17.3

Equity                                                             n.a.                  -
                                                                  -----              -----
   Total Allocated - Stand-Alone                                  751.3               17.3
                                                                  =====              =====

--------------------------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

   APPENDIX C-I

CABAZON HOLDINGS LLC
($'s in millions)

       UNSECURED RECOVERY %
       --------------------
PLAN GENERAL UNSECURED                                      75.7%
PLAN GUARANTEE                                               0.0%
Stand-Alone General Unsecured                              100.0%
Modified Consolidated General Unsecured                     19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                DEBTOR'S STAND ALONE ASSETS
                                                            -------------------------------------
                                                                  FACE          STAND-ALONE VALUE
                                                            -----------------   -----------------
Cash                                                               n.a.                  -
Directly Held Assets to be Liquidated                              n.a.                0.2
Interests in PGE to be Liquidated                                  n.a.                  -
Directly Held Assets Transferred to CrossCountry                   n.a.                  -
Directly Held Assets Transferred to Prisma                         n.a.                  -
Directly Held Trading Book Assets                                  n.a.                  -
                                                                                     -----
   Total Directly Held Assets                                                          0.2

Intercompany Post Petition Receivables from Debtors                   -                  -

Intercompany Pre Petition Receivables from Debtors

                                                                      -                  -
                                                                      -                  -
                                                                      -                  -
                                                                      -                  -
Other                                                                 -                  -
                                                                  -----              -----
   Total                                                              -                  -

Intercompany Receivables from Non-Debtors

                                                                      -                  -
                                                                      -                  -
                                                                      -                  -
                                                                      -                  -
Other                                                                 -                  -
                                                                  -----              -----
   Total                                                              -                  -
Equity / Preferred Equity Interests in Affiliates
Cabazon Power Partners LLC                                         n.a.               29.8
                                                                   n.a.                  -
                                                                   n.a.                  -
                                                                   n.a.                  -
Other                                                              n.a.                  -
                                                                                     -----
   Total                                                                              29.8

                                                                                     -----
Total Allocated - Stand-Alone                                                         30.0
                                                                                     =====

                                                             CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                            -------------------------------------
                                                                  FACE          STAND-ALONE VALUE
                                                            -----------------   -----------------
Administrative Claims (Post Petition)                               0.3                0.3
Secured Claims                                                        -                  -
Priority Claims                                                       -                  -
Intercompany Payables Post Petition                                 0.4                0.4
                                                                  -----              -----
   Total Administrative, Secured & Priority                         0.7                0.7

Pre Petition General Unsecured Claims
Debt                                                                  -                  -
SPE Obligations                                                       -                  -
Guarantee Obligations                                                 -                  -
Trade & A/P Liabilities                                               -                  -
Other Liabilities                                                     -                  -

Intercompany Payables Pre Petition

                                                                      -                  -
                                                                      -                  -
                                                                      -                  -
                                                                      -                  -
Other Debtors                                                         -                  -
                                                                      -                  -
                                                                      -                  -
                                                                      -                  -
                                                                      -                  -
Other Non-Debtors                                                     -                  -
                                                                  -----              -----
   Total Intercompany Payables                                        -                  -
                                                                  -----              -----
Total General Unsecured                                               -                  -

Subordinated Claims                                                   -                  -
                                                                  -----              -----
   Total                                                            0.7                0.7


Equity                                                             n.a.               29.2
                                                                  -----              -----
   Total Allocated - Stand-Alone                                    0.7               30.0
                                                                  =====              =====

--------------------------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

   APPENDIX C-I

CABAZON POWER PARTNERS LLC
($'s in millions)

       UNSECURED RECOVERY %
       --------------------
PLAN GENERAL UNSECURED                                       75.7%
PLAN GUARANTEE                                                0.0%
Stand-Alone General Unsecured                               100.0%
Modified Consolidated General Unsecured                      19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                 DEBTOR'S STAND ALONE ASSETS
                                                            -------------------------------------
                                                                  FACE          STAND-ALONE VALUE
                                                            -----------------   -----------------
Cash                                                               n.a.                5.3
Directly Held Assets to be Liquidated                              n.a.               20.2
Interests in PGE to be Liquidated                                  n.a.                  -
Directly Held Assets Transferred to CrossCountry                   n.a.                  -
Directly Held Assets Transferred to Prisma                         n.a.                  -
Directly Held Trading Book Assets                                  n.a.                  -
                                                                                     -----
   Total Directly Held Assets                                                         25.5

Intercompany Post Petition Receivables from Debtors                   -                  -

Intercompany Pre Petition Receivables from Debtors
EREC Subsidiary II, LLC (f/k/a Enron Wind Constructors Corp. )     12.8                7.1
EREC Subsidiary V, LLC (f/k/a Enron Wind Corp.)                     1.4                0.5
EREC Subsidiary I, LLC (f/k/a Enron Wind Systems, Inc.)             0.4                0.3
EREC Subsidiary IV, LLC (f/k/a Enron Wind Maintenance Corp.)        2.0                  -
Other                                                              (0.0)                 -
                                                                  -----              -----
   Total                                                           16.6                7.9

Intercompany Receivables from Non-Debtors

                                                                      -                  -
                                                                      -                  -
                                                                      -                  -
                                                                      -                  -
Other                                                                 -                  -
                                                                  -----              -----
   Total                                                              -                  -

Equity / Preferred Equity Interests in Affiliates

                                                                   n.a.                  -
                                                                   n.a.                  -
                                                                   n.a.                  -
                                                                   n.a.                  -
Other                                                              n.a.                  -
                                                                                     -----
   Total                                                                                 -

                                                                                     -----
Total Allocated - Stand-Alone                                                         33.3
                                                                                     =====

                                                            CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                            -------------------------------------
                                                                  FACE          STAND-ALONE VALUE
                                                            -----------------   -----------------
Administrative Claims (Post Petition)                               0.2                0.2
Secured Claims                                                      2.9                2.9
Priority Claims                                                       -                  -
Intercompany Payables Post Petition                                 0.1                0.1
                                                                  -----              -----
   Total Administrative, Secured & Priority                         3.1                3.1

Pre Petition General Unsecured Claims
Debt                                                                  -                  -
SPE Obligations                                                       -                  -
Guarantee Obligations                                                 -                  -
Trade & A/P Liabilities                                               -                  -
Other Liabilities                                                     -                  -

Intercompany Payables Pre Petition
Enron Wind Development Corp.                                        0.2                0.2
Enron Corp.                                                         0.2                0.2
                                                                      -                  -
                                                                      -                  -
Other Debtors                                                         -                  -
                                                                      -                  -
                                                                      -                  -
                                                                      -                  -
                                                                      -                  -
Other Non-Debtors                                                     -                  -
                                                                  -----              -----
   Total Intercompany Payables                                      0.4                0.4

                                                                  -----              -----
Total General Unsecured                                             0.4                0.4

Subordinated Claims                                                   -                  -
                                                                  -----              -----
   Total                                                            3.5                3.5

Equity                                                             n.a.               29.8

                                                                  -----              -----
   Total Allocated - Stand-Alone                                    3.5               33.3
                                                                  =====              =====

--------------------------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

   APPENDIX C-I

CALCASIEU DEVELOPMENT COMPANY, L.L.C.
($'s in millions)

     UNSECURED RECOVERY %
     --------------------
PLAN GENERAL UNSECURED                                       5.7%
PLAN GUARANTEE                                               0.0%
Stand-Alone General Unsecured                                0.0%
Modified Consolidated General Unsecured                     19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                 DEBTOR'S STAND ALONE ASSETS
                                                            -------------------------------------
                                                                  FACE          STAND-ALONE VALUE
                                                            -----------------   -----------------
Cash                                                               n.a.                  -
Directly Held Assets to be Liquidated                              n.a.                  -
Interests in PGE to be Liquidated                                  n.a.                  -
Directly Held Assets Transferred to CrossCountry                   n.a.                  -
Directly Held Assets Transferred to Prisma                         n.a.                  -
Directly Held Trading Book Assets                                  n.a.                  -
                                                                                     -----
   Total Directly Held Assets                                                            -

Intercompany Post Petition Receivables from Debtors                   -                  -

Intercompany Pre Petition Receivables from Debtors

                                                                      -                  -
                                                                      -                  -
                                                                      -                  -
                                                                      -                  -
Other                                                                 -                  -
                                                                  -----              -----
   Total                                                              -                  -

Intercompany Receivables from Non-Debtors

                                                                      -                  -
                                                                      -                  -
                                                                      -                  -
                                                                      -                  -
Other                                                                 -                  -
                                                                  -----              -----
   Total                                                              -                  -

Equity / Preferred Equity Interests in Affiliates

                                                                   n.a.                  -
                                                                   n.a.                  -
                                                                   n.a.                  -
                                                                   n.a.                  -
Other                                                              n.a.                  -
                                                                                     -----
   Total                                                                                 -

                                                                                     -----
 Total Allocated - Stand-Alone                                                           -
                                                                                     =====

                                                            CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                            -------------------------------------
                                                                  FACE          STAND-ALONE VALUE
                                                            -----------------   -----------------
Administrative Claims (Post Petition)                               0.2                  -
Secured Claims                                                        -                  -
Priority Claims                                                       -                  -
Intercompany Payables Post Petition                                 0.0                  -
                                                                  -----              -----
   Total Administrative, Secured & Priority                         0.2                  -

Pre Petition General Unsecured Claims
Debt                                                                  -                  -
SPE Obligations                                                       -                  -
Guarantee Obligations                                                 -                  -
Trade & A/P Liabilities                                               -                  -
Other Liabilities                                                   0.1                  -

Intercompany Payables Pre Petition

                                                                      -                  -
                                                                      -                  -
                                                                      -                  -
                                                                      -                  -
Other Debtors                                                         -                  -
                                                                      -                  -
                                                                      -                  -
                                                                      -                  -
                                                                      -                  -
Other Non-Debtors                                                     -                  -
                                                                  -----              -----
   Total Intercompany Payables                                        -                  -

                                                                  -----              -----
Total General Unsecured                                             0.1                  -

Subordinated Claims                                                   -                  -
                                                                  -----              -----
   Total                                                            0.3                  -


 Equity                                                            n.a.                  -

                                                                  -----              -----
   Total Allocated - Stand-Alone                                    0.3                  -
                                                                  =====              =====


--------------------------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

   APPENDIX C-I

CALVERT CITY POWER I, L.L.C.
($'s in millions)

     UNSECURED RECOVERY %
    ---------------------
PLAN GENERAL UNSECURED                                       5.7%
PLAN GUARANTEE                                               0.0%
Stand-Alone General Unsecured                                0.0%
Modified Consolidated General Unsecured                     19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                 DEBTOR'S STAND ALONE ASSETS
                                                            -------------------------------------
                                                                  FACE          STAND-ALONE VALUE
                                                            -----------------   -----------------
Cash                                                               n.a.                  -
Directly Held Assets to be Liquidated                              n.a.                  -
Interests in PGE to be Liquidated                                  n.a.                  -
Directly Held Assets Transferred to CrossCountry                   n.a.                  -
Directly Held Assets Transferred to Prisma                         n.a.                  -
Directly Held Trading Book Assets                                  n.a.                  -
                                                                                     -----
   Total Directly Held Assets                                                            -

Intercompany Post Petition Receivables from Debtors                   -                  -

Intercompany Pre Petition Receivables from Debtors

                                                                      -                  -
                                                                      -                  -
                                                                      -                  -
                                                                      -                  -
Other                                                                 -                  -
                                                                  -----              -----
   Total                                                              -                  -

Intercompany Receivables from Non-Debtors

                                                                      -                  -
                                                                      -                  -
                                                                      -                  -
                                                                      -                  -
Other                                                                 -                  -
                                                                  -----              -----
   Total                                                              -                  -

Equity / Preferred Equity Interests in Affiliates

                                                                   n.a.                  -
                                                                   n.a.                  -
                                                                   n.a.                  -
                                                                   n.a.                  -
Other                                                              n.a.                  -
                                                                                     -----
   Total                                                                                 -
                                                                                     -----
Total Allocated - Stand-Alone                                                            -
                                                                                     =====

                                                            CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                            -------------------------------------
                                                                  FACE          STAND-ALONE VALUE
                                                            -----------------   -----------------
Administrative Claims (Post Petition)                               0.2                  -
Secured Claims                                                        -                  -
Priority Claims                                                       -                  -
Intercompany Payables Post Petition                                 0.0                  -
                                                                  -----              -----
   Total Administrative, Secured & Priority                         0.2                  -

Pre Petition General Unsecured Claims
Debt                                                                  -                  -
SPE Obligations                                                       -                  -
Guarantee Obligations                                                 -                  -
Trade & A/P Liabilities                                               -                  -
Other Liabilities                                                     -                  -

Intercompany Payables Pre Petition
Enron Corp.                                                         0.7                  -
Enron North America Corp.                                           0.2                  -
                                                                      -                  -
                                                                      -                  -
Other Debtors                                                         -                  -
                                                                      -                  -
                                                                      -                  -
                                                                      -                  -
                                                                      -                  -
Other Non-Debtors                                                     -                  -
                                                                  -----              -----
   Total Intercompany Payables                                      0.8                  -

                                                                  -----              -----
Total General Unsecured                                             0.8                  -

Subordinated Claims                                                   -                  -
                                                                  -----              -----
   Total                                                            1.0                  -


Equity                                                             n.a.                  -

                                                                  -----              -----
   Total Allocated - Stand-Alone                                    1.0                  -
                                                                  =====              =====

--------------------------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

   APPENDIX C-I

CALYPSO PIPELINE, LLC
($'s in millions)

     UNSECURED RECOVERY %
     --------------------
PLAN GENERAL UNSECURED                                       75.7%
PLAN GUARANTEE                                                0.0%
Stand-Alone General Unsecured                               100.0%
Modified Consolidated General Unsecured                      19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                 DEBTOR'S STAND ALONE ASSETS
                                                            -------------------------------------
                                                                  FACE          STAND-ALONE VALUE
                                                            -----------------   -----------------
Cash                                                               n.a.                  -
Directly Held Assets to be Liquidated                              n.a.                  -
Interests in PGE to be Liquidated                                  n.a.                  -
Directly Held Assets Transferred to CrossCountry                   n.a.                  -
Directly Held Assets Transferred to Prisma                         n.a.                  -
Directly Held Trading Book Assets                                  n.a.                  -
                                                                                     -----
   Total Directly Held Assets                                                            -

Intercompany Post Petition Receivables from Debtors                 4.9                4.8

Intercompany Pre Petition Receivables from Debtors
Enron Global LNG LLC                                                0.0                0.0
                                                                      -                  -
                                                                      -                  -
                                                                      -                  -
Other                                                                 -                  -
                                                                  -----              -----
   Total                                                            0.0                0.0

Intercompany Receivables from Non-Debtors
Hawksbill Creek LNG, Ltd.                                           0.1                0.1
                                                                      -                  -
                                                                      -                  -
                                                                      -                  -
Other                                                                 -                  -
                                                                  -----              -----
   Total                                                            0.1                0.1

Equity / Preferred Equity Interests in Affiliates

                                                                   n.a.                  -
                                                                   n.a.                  -
                                                                   n.a.                  -
                                                                   n.a.                  -
Other                                                              n.a.                  -
                                                                                     -----
   Total                                                                                 -
                                                                                     -----
Total Allocated - Stand-Alone                                                          4.9
                                                                                     =====

                                                            CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                            -------------------------------------
                                                                  FACE          STAND-ALONE VALUE
                                                            -----------------   -----------------
Administrative Claims (Post Petition)                               0.3               0.3
Secured Claims                                                        -                 -
Priority Claims                                                       -                 -
Intercompany Payables Post Petition                                 0.0               0.0
                                                                  -----              ----
   Total Administrative, Secured & Priority                         0.4               0.4

Pre Petition General Unsecured Claims
Debt                                                                  -                 -
SPE Obligations                                                       -                 -
Guarantee Obligations                                                 -                 -
Trade & A/P Liabilities                                             1.1               1.1
Other Liabilities                                                     -                 -

Intercompany Payables Pre Petition
Enron Global Markets LLC                                            1.7               1.7
Atlantic Commercial Finance, Inc.                                   0.8               0.8
Enron Corp.                                                         0.3               0.3
Enron Operations Services Corp. (ETS)                               0.2               0.2
Other Debtors                                                       0.0               0.0
                                                                      -                 -
                                                                      -                 -
                                                                      -                 -
                                                                      -                 -
Other Non-Debtors                                                     -                 -
                                                                  -----              ----
   Total Intercompany Payables                                      3.0               3.0

                                                                  -----              ----
Total General Unsecured                                             4.0               4.0

Subordinated Claims                                                   -                 -
                                                                  -----              ----
   Total                                                            4.4               4.4

Equity                                                              n.a.              0.4

                                                                  -----              ----
   Total Allocated - Stand-Alone                                    4.4               4.9
                                                                  =====              ====


--------------------------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

   APPENDIX C-I

CLINTON ENERGY MANAGEMENT SERVICES, INC.
($'s in millions)

   UNSECURED RECOVERY %
   --------------------
PLAN GENERAL UNSECURED                                      20.8%
PLAN GUARANTEE                                               0.0%
Stand-Alone General Unsecured                               21.6%
Modified Consolidated General Unsecured                     19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                 DEBTOR'S STAND ALONE ASSETS
                                                            -------------------------------------
                                                                  FACE          STAND-ALONE VALUE
                                                            -----------------   -----------------
Cash                                                               n.a.               13.6
Directly Held Assets to be Liquidated                              n.a.                0.2
Interests in PGE to be Liquidated                                  n.a.                  -
Directly Held Assets Transferred to CrossCountry                   n.a.                  -
Directly Held Assets Transferred to Prisma                         n.a.                  -
Directly Held Trading Book Assets                                  n.a.                4.6
                                                                                     -----
   Total Directly Held Assets                                                         18.4

Intercompany Post Petition Receivables from Debtors                 1.1                1.1

Intercompany Pre Petition Receivables from Debtors
Enron Energy Services, LLC                                         82.6               20.1
Enron Corp.                                                        84.3               14.0
                                                                      -                  -
                                                                      -                  -
Other                                                                 -                  -
                                                                  -----              -----
   Total                                                          167.0               34.1

Intercompany Receivables from Non-Debtors

                                                                      -                  -
                                                                      -                  -
                                                                      -                  -
                                                                      -                  -
Other                                                                 -                  -
                                                                  -----              -----
   Total                                                              -                  -

Equity / Preferred Equity Interests in Affiliates

                                                                   n.a.                  -
                                                                   n.a.                  -
                                                                   n.a.                  -
                                                                   n.a.                  -
Other                                                              n.a.                  -
                                                                                     -----
   Total                                                                                 -

                                                                                     -----
Total Allocated - Stand-Alone                                                         53.5
                                                                                     =====

                                                            CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                            -------------------------------------
                                                                  FACE          STAND-ALONE VALUE
                                                            -----------------   -----------------
Administrative Claims (Post Petition)                               0.7                0.7
Secured Claims                                                      0.4                0.4
Priority Claims                                                     0.0                0.0
Intercompany Payables Post Petition                                 4.8                4.8
                                                                  -----              -----
   Total Administrative, Secured & Priority                         6.0                6.0

Pre Petition General Unsecured Claims
Debt                                                                  -                  -
SPE Obligations                                                       -                  -
Guarantee Obligations                                                 -                  -
Trade & A/P Liabilities                                             2.0                0.4
Other Liabilities                                                   0.0                0.0

Intercompany Payables Pre Petition
Enron Energy Services Operations, Inc.                            190.0               41.0
Enron North America Corp.                                          15.8                3.4
Enron Energy Services, Inc.                                         7.3                1.6
Risk Management & Trading Corp.                                     4.7                1.0
Other Debtors                                                       0.0                0.0
EES Property Services, Inc.                                         0.7                0.1
                                                                      -                  -
                                                                      -                  -
                                                                      -                  -
Other Non-Debtors                                                     -                  -
                                                                  -----              -----
   Total Intercompany Payables                                    218.5               47.2

                                                                  -----              -----
Total General Unsecured                                           220.5               47.6

Subordinated Claims                                                   -                  -
                                                                  -----              -----
   Total                                                          226.5               53.5


Equity                                                             n.a.                  -

                                                                  -----              -----
   Total Allocated - Stand-Alone                                  226.5               53.5
                                                                  =====              =====

--------------------------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

    APPENDIX C-I

DATASYSTEMS GROUP INC.
($'s in millions)

       UNSECURED RECOVERY %
----------------------------------------
PLAN GENERAL UNSECURED                                                5.7%
PLAN GUARANTEE                                                        0.0%
Stand-Alone General Unsecured                                         0.0%
Modified Consolidated General Unsecured                              19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                            DEBTOR'S STAND ALONE ASSETS
                                                        ---------- ------------------------
                                                         FACE             STAND-ALONE VALUE
                                                        ------            -----------------
Cash                                                     n.a.                       -
Directly Held Assets to be Liquidated                    n.a.                       -
Interests in PGE to be Liquidated                        n.a.                       -
Directly Held Assets Transferred to CrossCountry         n.a.                       -
Directly Held Assets Transferred to Prisma               n.a.                       -
Directly Held Trading Book Assets                        n.a.                       -
                                                                                -----
 Total Directly Held Assets                                                         -

Intercompany Post Petition Receivables from Debtors         -                       -

Intercompany Pre Petition Receivables from Debtors
                                                            -                       -
                                                            -                       -
                                                            -                       -
                                                            -                       -
Other                                                       -                       -
                                                        -----                   -----
 Total                                                      -                       -

Intercompany Receivables from Non-Debtors
                                                            -                       -
                                                            -                       -
                                                            -                       -
                                                            -                       -
Other                                                       -                       -
                                                        -----                   -----
 Total                                                      -                       -

Equity / Preferred Equity Interests in Affiliates
                                                         n.a.                       -
                                                         n.a.                       -
                                                         n.a.                       -
                                                         n.a.                       -
Other                                                    n.a.                       -
                                                                                -----
 Total                                                                              -

                                                                                -----
 Total Allocated - Stand-Alone                                                      -
                                                                                =====

                                                        CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                        -----------------------------------
                                                         FACE             STAND-ALONE VALUE
                                                        ------            -----------------
Administrative Claims (Post Petition)                     0.2                       -
Secured Claims                                              -                       -
Priority Claims                                           0.0                       -
Intercompany Payables Post Petition                         -                       -
                                                        -----                   -----
 Total Administrative, Secured & Priority                 0.2                       -

Pre Petition General Unsecured Claims
Debt                                                        -                       -
SPE Obligations                                             -                       -
Guarantee Obligations                                       -                       -
Trade & A/P Liabilities                                     -                       -
Other Liabilities                                           -                       -

Intercompany Payables Pre Petition
Enron Broadband Services, Inc.                            4.8                       -
Enron Corp.                                               3.8                       -
                                                            -                       -
                                                            -                       -
Other Debtors                                               -                       -
Enron Administrative Services Corp.                       0.0                       -
                                                            -                       -
                                                            -                       -
                                                            -                       -
Other Non-Debtors                                           -                       -
                                                        -----                   -----
 Total Intercompany Payables                              8.6                       -

                                                        -----                   -----
Total General Unsecured                                   8.6                       -

Subordinated Claims                                         -                       -
                                                        -----                   -----
 Total                                                    8.8                       -

Equity                                                   n.a.                       -

                                                        -----                   -----
 Total Allocated - Stand-Alone                            8.8                       -
                                                        =====                   =====

-----------------------------------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

    APPENDIX C-I

E POWER HOLDINGS CORP.
($'s in millions)

       UNSECURED RECOVERY %
----------------------------------------
PLAN GENERAL UNSECURED                                               46.8%
PLAN GUARANTEE                                                        0.0%
Stand-Alone General Unsecured                                        58.7%
Modified Consolidated General Unsecured                              19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.


                                                            DEBTOR'S STAND ALONE ASSETS
                                                        ---------- ------------------------
                                                         FACE             STAND-ALONE VALUE
                                                        ------            -----------------
Cash                                                     n.a.                     1.8
Directly Held Assets to be Liquidated                    n.a.                     0.1
Interests in PGE to be Liquidated                        n.a.                       -
Directly Held Assets Transferred to CrossCountry         n.a.                       -
Directly Held Assets Transferred to Prisma               n.a.                       -
Directly Held Trading Book Assets                        n.a.                       -
                                                                                -----
  Total Directly Held Assets                                                      1.8

Intercompany Post Petition Receivables from Debtors         -                       -

Intercompany Pre Petition Receivables from Debtors
Enron Corp.                                              43.1                     7.2
                                                            -                       -
                                                            -                       -
                                                            -                       -
Other                                                       -                       -
                                                        -----                   -----
  Total                                                  43.1                     7.2

Intercompany Receivables from Non-Debtors
Enron Nippon Holdings LLC                                 0.3                     0.0
                                                            -                       -
                                                            -                       -
                                                            -                       -
Other                                                       -                       -
                                                        -----                   -----
  Total                                                   0.3                     0.0

Equity / Preferred Equity Interests in Affiliates
E Power Wheeling Services Ltd.                           n.a.                       -
E Power Nippon Holdings Ltd.                             n.a.                       -
E Power Corporation                                      n.a.                       -
                                                         n.a.                       -
Other                                                    n.a.                       -
                                                                                -----
  Total                                                                             -

                                                                                -----
 Total Allocated - Stand-Alone                                                    9.0
                                                                                =====

                                                        CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                        -----------------------------------
                                                         FACE             STAND-ALONE VALUE
                                                        ------            -----------------
Administrative Claims (Post Petition)                     0.3                     0.3
Secured Claims                                              -                       -
Priority Claims                                           0.0                     0.0
Intercompany Payables Post Petition                       0.0                     0.0
                                                        -----                   -----
 Total Administrative, Secured & Priority                 0.4                     0.4

Pre Petition General Unsecured Claims
Debt                                                        -                       -
SPE Obligations                                             -                       -
Guarantee Obligations                                       -                       -
Trade & A/P Liabilities                                   0.1                     0.1
Other Liabilities                                         1.2                     0.7

Intercompany Payables Pre Petition
Enron North America Corp.                                 9.6                     5.6
Enron Asia Pacific/Africa/China LLC                       3.8                     2.2
Enron Property & Services Corp.                           0.0                     0.0
                                                            -                       -
Other Debtors                                               -                       -
E Power Nippon Holdings Ltd.                              0.0                     0.0
                                                            -                       -
                                                            -                       -
                                                            -                       -
Other Non-Debtors                                           -                       -
                                                        -----                   -----
 Total Intercompany Payables                             13.4                     7.8

                                                        -----                   -----
Total General Unsecured                                  14.7                     8.6

Subordinated Claims                                         -                       -
                                                        -----                   -----
 Total                                                   15.1                     9.0

Equity                                                   n.a.                       -

                                                        -----                   -----
 Total Allocated - Stand-Alone                           15.1                     9.0
                                                        =====                   =====

-----------------------------------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

    APPENDIX C-I

EBF LLC
($'s in millions)

       UNSECURED RECOVERY %
---------------------------------------
PLAN GENERAL UNSECURED                                               75.7%
PLAN GUARANTEE                                                        0.0%
Stand-Alone General Unsecured                                       100.0%
Modified Consolidated General Unsecured                              19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                            DEBTOR'S STAND ALONE ASSETS
                                                        ---------- ------------------------
                                                         FACE             STAND-ALONE VALUE
                                                        ------            -----------------
Cash                                                     n.a.                     8.1
Directly Held Assets to be Liquidated                    n.a.                     2.2
Interests in PGE to be Liquidated                        n.a.                       -
Directly Held Assets Transferred to CrossCountry         n.a.                       -
Directly Held Assets Transferred to Prisma               n.a.                       -
Directly Held Trading Book Assets                        n.a.                       -
                                                                                -----
 Total Directly Held Assets                                                      10.3

Intercompany Post Petition Receivables from Debtors         -                       -

Intercompany Pre Petition Receivables from Debtors
Enron North America Corp.                                 0.2                     0.0
                                                            -                       -
                                                            -                       -
                                                            -                       -
Other                                                       -                       -
                                                        -----                   -----
 Total                                                    0.2                     0.0

Intercompany Receivables from Non-Debtors
                                                            -                       -
                                                            -                       -
                                                            -                       -
                                                            -                       -
Other                                                       -                       -
                                                        -----                   -----
 Total                                                      -                       -

Equity / Preferred Equity Interests in Affiliates
                                                         n.a.                       -
                                                         n.a.                       -
                                                         n.a.                       -
                                                         n.a.                       -
Other                                                    n.a.                       -
                                                                                -----
 Total                                                                              -

                                                                                -----
 Total Allocated - Stand-Alone                                                   10.4
                                                                                =====

                                                        CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                        -----------------------------------
                                                         FACE             STAND-ALONE VALUE
                                                        ------            -----------------
Administrative Claims (Post Petition)                     0.5                     0.5
Secured Claims                                              -                       -
Priority Claims                                             -                       -
Intercompany Payables Post Petition                       1.2                     1.2
                                                        -----                   -----
 Total Administrative, Secured & Priority                 1.6                     1.6

Pre Petition General Unsecured Claims
Debt                                                        -                       -
SPE Obligations                                             -                       -
Guarantee Obligations                                       -                       -
Trade & A/P Liabilities                                   0.9                     0.9
Other Liabilities                                           -                       -

Intercompany Payables Pre Petition
                                                            -                       -
                                                            -                       -
                                                            -                       -
                                                            -                       -
Other Debtors                                               -                       -
                                                            -                       -
                                                            -                       -
                                                            -                       -
                                                            -                       -
Other Non-Debtors                                           -                       -
                                                        -----                   -----
 Total Intercompany Payables                                -                       -

                                                        -----                   -----
Total General Unsecured                                   0.9                     0.9

Subordinated Claims                                         -                       -
                                                        -----                   -----
 Total                                                    2.5                     2.5

Equity                                                   n.a.                     7.9
                                                        -----                   -----
 Total Allocated - Stand-Alone                            2.5                    10.4
                                                        =====                   =====

-----------------------------------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

  APPENDIX C-I

ECI-NEVADA CORP.
($'s in millions)

     UNSECURED RECOVERY %
     --------------------
PLAN GENERAL UNSECURED                                                        25.1%
PLAN GUARANTEE                                                                 0.0%
Stand-Alone General Unsecured                                                 27.7%
Modified Consolidated General Unsecured                                       19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                    DEBTOR'S STAND ALONE ASSETS
                                                             ------------------------------------------
                                                               FACE                   STAND-ALONE VALUE
                                                             ---------                -----------------
Cash                                                              n.a.                          -
Directly Held Assets to be Liquidated                             n.a.                          -
Interests in PGE to be Liquidated                                 n.a.                          -
Directly Held Assets Transferred to CrossCountry                  n.a.                          -
Directly Held Assets Transferred to Prisma                        n.a.                          -
Directly Held Trading Book Assets                                 n.a.                          -
                                                                                      -----------
  Total Directly Held Assets                                                                    -

Intercompany Post Petition Receivables from Debtors                  -                          -

Intercompany Pre Petition Receivables from Debtors

                                                                     -                          -
                                                                     -                          -
                                                                     -                          -
                                                                     -                          -
Other                                                                -                          -
                                                             ---------                -----------
  Total                                                              -                          -

Intercompany Receivables from Non-Debtors

                                                                     -                          -
                                                                     -                          -
                                                                     -                          -
                                                                     -                          -
Other                                                                -                          -
                                                             ---------                -----------
  Total                                                              -                          -

Equity / Preferred Equity Interests in Affiliates

ECI-Texas, L.P.                                                   n.a.                        1.6
                                                                  n.a.                          -
                                                                  n.a.                          -
                                                                  n.a.                          -
Other                                                             n.a.                          -
                                                                                      -----------
  Total                                                                                       1.6

                                                                                      -----------
 Total Allocated - Stand-Alone                                                                1.6
                                                                                      ===========

                                                                CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                             ------------------------------------------
                                                               FACE                   STAND-ALONE VALUE
                                                             ---------                -----------------
Administrative Claims (Post Petition)                              0.2                        0.2
Secured Claims                                                       -                          -
Priority Claims                                                      -                          -
Intercompany Payables Post Petition                                  -                          -
                                                             ---------                -----------
 Total Administrative, Secured & Priority                          0.2                        0.2

Pre Petition General Unsecured Claims

Debt                                                                 -                          -
SPE Obligations                                                      -                          -
Guarantee Obligations                                                -                          -
Trade & A/P Liabilities                                              -                          -
Other Liabilities                                                    -                          -

Intercompany Payables Pre Petition

Enron Corp.                                                        5.2                        1.4
                                                                     -                          -
                                                                     -                          -
                                                                     -                          -
Other Debtors                                                        -                          -
                                                                     -                          -
                                                                     -                          -
                                                                     -                          -
                                                                     -                          -
Other Non-Debtors                                                    -                          -
                                                             ---------                -----------
 Total Intercompany Payables                                       5.2                        1.4

                                                             ---------                -----------
Total General Unsecured                                            5.2                        1.4

Subordinated Claims                                                  -                          -
                                                             ---------                -----------
  Total                                                            5.4                        1.6

 Equity                                                           n.a.                          -

                                                             ---------                -----------
  Total Allocated - Stand-Alone                                    5.4                        1.6
                                                             =========                ===========

-----------------------------------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

  APPENDIX C-I

ECI-TEXAS, L.P.
($'s in millions)

      UNSECURED RECOVERY %
      --------------------
PLAN GENERAL UNSECURED                                                        75.7%
PLAN GUARANTEE                                                                 0.0%
Stand-Alone General Unsecured                                                100.0%
Modified Consolidated General Unsecured                                       19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                     DEBTOR'S STAND ALONE ASSETS
                                                             ------------------------------------------
                                                                FACE                  STAND-ALONE VALUE
                                                             ---------                -----------------
Cash                                                              n.a.                          -
Directly Held Assets to be Liquidated                             n.a.                          -
Interests in PGE to be Liquidated                                 n.a.                          -
Directly Held Assets Transferred to CrossCountry                  n.a.                          -
Directly Held Assets Transferred to Prisma                        n.a.                          -
Directly Held Trading Book Assets                                 n.a.                          -
                                                                                      -----------
  Total Directly Held Assets                                                                    -

Intercompany Post Petition Receivables from Debtors                  -                          -

Intercompany Pre Petition Receivables from Debtors

Enron Broadband Services, Inc.                                    60.2                        5.6
Enron Corp.                                                        0.3                        0.1
                                                                     -                          -
                                                                     -                          -
Other                                                                -                          -
                                                             ---------                -----------
  Total                                                           60.6                        5.7

Intercompany Receivables from Non-Debtors

                                                                     -                          -
                                                                     -                          -
                                                                     -                          -
                                                                     -                          -
Other                                                                -                          -
                                                             ---------                -----------
  Total                                                              -                          -

Equity / Preferred Equity Interests in Affiliates

                                                                  n.a.                          -
                                                                  n.a.                          -
                                                                  n.a.                          -
                                                                  n.a.                          -
Other                                                             n.a.                          -
                                                                                      -----------
  Total                                                                                         -

                                                                                      -----------
 Total Allocated - Stand-Alone                                                                5.7
                                                                                      ===========

                                                                 CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                             ------------------------------------------
                                                                FACE                  STAND-ALONE VALUE
                                                             ---------                -----------------
Administrative Claims (Post Petition)                              0.2                        0.2
Secured Claims                                                     0.0                        0.0
Priority Claims                                                    0.0                        0.0
Intercompany Payables Post Petition                                0.0                        0.0
                                                             ---------                -----------
  Total Administrative, Secured & Priority                         0.2                        0.2

Pre Petition General Unsecured Claims

Debt                                                                 -                          -
SPE Obligations                                                      -                          -
Guarantee Obligations                                                -                          -
Trade & A/P Liabilities                                              -                          -
Other Liabilities                                                  0.0                        0.0

Intercompany Payables Pre Petition

EnRock, L.P.                                                       3.6                        3.6
                                                                     -                          -
                                                                     -                          -
                                                                     -                          -
Other Debtors                                                        -                          -
Enron Administrative Services Corp.                                0.2                        0.2
                                                                     -                          -
                                                                     -                          -
                                                                     -                          -
Other Non-Debtors                                                    -                          -
                                                             ---------                -----------
  Total Intercompany Payables                                      3.8                        3.8

                                                             ---------                -----------
Total General Unsecured                                            3.8                        3.8

Subordinated Claims                                                  -                          -
                                                             ---------                -----------
  Total                                                            4.0                        4.0

 Equity                                                           n.a.                        1.7

                                                             ---------                -----------
  Total Allocated - Stand-Alone                                    4.0                        5.7
                                                             =========                ===========

-----------------------------------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

  APPENDIX C-I

ECT MERCHANT INVESTMENTS CORP.
($'s in millions)

      UNSECURED RECOVERY %
      --------------------
PLAN GENERAL UNSECURED                                                        75.4%
PLAN GUARANTEE                                                                 0.0%
Stand-Alone General Unsecured                                                 99.5%
Modified Consolidated General Unsecured                                       19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                     DEBTOR'S STAND ALONE ASSETS
                                                             ------------------------------------------
                                                                 FACE                 STAND-ALONE VALUE
                                                             ---------                -----------------
Cash                                                              n.a.                        2.7
Directly Held Assets to be Liquidated                             n.a.                        0.8
Interests in PGE to be Liquidated                                 n.a.                          -
Directly Held Assets Transferred to CrossCountry                  n.a.                          -
Directly Held Assets Transferred to Prisma                        n.a.                          -
Directly Held Trading Book Assets                                 n.a.                          -
                                                                                      -----------
 Total Directly Held Assets                                                                   3.5

Intercompany Post Petition Receivables from Debtors                0.0                        0.0

Intercompany Pre Petition Receivables from Debtors

Enron North America Corp.                                         34.3                        7.1
TLS Investors, L.L.C.                                             16.5                        4.5
Enron Global Markets LLC                                           3.2                          -
                                                                     -                          -
Other                                                                -                          -
                                                             ---------                -----------
 Total                                                            54.0                       11.5

Intercompany Receivables from Non-Debtors

Enron Administrative Services Corp.                                6.4                        6.4
Enron Net Works Investments, L.L.C.                                0.7                        0.3
Enron Administrative Services Corp.                                0.0                        0.0
Enron Investment Partners Co.                                      0.4                        0.0
Other                                                                -                          -
                                                             ---------                -----------
 Total                                                             7.6                        6.8

Equity / Preferred Equity Interests in Affiliates

ECTMI Trutta Holdings LP                                          n.a.                       48.1
Juniper GP, LLC                                                   n.a.                        0.0
Brook I LLC                                                       n.a.                        0.0
Speckled LLC                                                      n.a.                        0.0
Other                                                             n.a.                          -
                                                                                      -----------
 Total                                                                                       48.1

                                                                                      -----------
Total Allocated - Stand-Alone                                                                70.0
                                                                                      ===========

                                                                CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                             ------------------------------------------
                                                                FACE                  STAND-ALONE VALUE
                                                             ---------                -----------------
Administrative Claims (Post Petition)                              0.9                        0.9
Secured Claims                                                       -                          -
Priority Claims                                                    0.1                        0.1
Intercompany Payables Post Petition                                0.1                        0.1
                                                             ---------                -----------
 Total Administrative, Secured & Priority                          1.0                        1.0

Pre Petition General Unsecured Claims

Debt                                                                 -                          -
SPE Obligations                                                    5.7                        5.7
Guarantee Obligations                                                -                          -
Trade & A/P Liabilities                                              -                          -
Other Liabilities                                                  0.0                        0.0

Intercompany Payables Pre Petition

Enron Corp.                                                       36.3                       36.2
Enron Engineering & Construction Company                           0.9                        0.9
Risk Management & Trading Corp.                                    0.1                        0.1
Enron Net Works LLC                                                0.0                        0.0
Other Debtors                                                      0.0                        0.0
JSB Asset, L.L.C.                                                 23.2                       23.0
ECT Thailand Investments, Inc.                                     3.0                        3.0
                                                                     -                          -
                                                                     -                          -
Other Non-Debtors                                                    -                        0.0
                                                             ---------                -----------
 Total Intercompany Payables                                      63.6                       63.3

                                                             ---------                -----------
Total General Unsecured                                           69.3                       69.0

Subordinated Claims                                                  -                          -
                                                             ---------                -----------
 Total                                                            70.3                       70.0

 Equity                                                           n.a.                          -

                                                             ---------                -----------
 Total Allocated - Stand-Alone                                    70.3                       70.0
                                                             =========                ===========

-----------------------------------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

  APPENDIX C-I

ECT SECURITIES GP CORP.
($'s in millions)

      UNSECURED RECOVERY %
      --------------------
PLAN GENERAL UNSECURED                                                         5.7%
PLAN GUARANTEE                                                                 0.0%
Stand-Alone General Unsecured                                                  0.0%
Modified Consolidated General Unsecured                                       19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                   DEBTOR'S STAND ALONE ASSETS
                                                             ------------------------------------------
                                                                FACE                  STAND-ALONE VALUE
                                                             ---------                -----------------
Cash                                                              n.a.                        0.0
Directly Held Assets to be Liquidated                             n.a.                          -
Interests in PGE to be Liquidated                                 n.a.                          -
Directly Held Assets Transferred to CrossCountry                  n.a.                          -
Directly Held Assets Transferred to Prisma                        n.a.                          -
Directly Held Trading Book Assets                                 n.a.                          -
                                                                                      -----------
 Total Directly Held Assets                                                                   0.0

Intercompany Post Petition Receivables from Debtors                  -                          -

Intercompany Pre Petition Receivables from Debtors

                                                                     -                          -
                                                                     -                          -
                                                                     -                          -
                                                                     -                          -
Other                                                                -                          -
                                                             ---------                -----------
 Total                                                               -                          -

Intercompany Receivables from Non-Debtors

                                                                     -                          -
                                                                     -                          -
                                                                     -                          -
                                                                     -                          -
Other                                                                -                          -
                                                             ---------                -----------
 Total                                                               -                          -

Equity / Preferred Equity Interests in Affiliates

ECT Securities Limited Partnership                                n.a.                          -
                                                                  n.a.                          -
                                                                  n.a.                          -
                                                                  n.a.                          -
Other                                                             n.a.                          -
                                                                                      -----------
 Total                                                                                          -
                                                                                      -----------
Total Allocated - Stand-Alone                                                                 0.0
                                                                                      ===========

                                                                 CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                             ------------------------------------------
                                                                FACE                  STAND-ALONE VALUE
                                                             ---------                -----------------
Administrative Claims (Post Petition)                              0.5                        0.0
Secured Claims                                                       -                          -
Priority Claims                                                    0.0                          -
Intercompany Payables Post Petition                                  -                          -
                                                             ---------                -----------
  Total Administrative, Secured & Priority                         0.5                        0.0

Pre Petition General Unsecured Claims

Debt                                                                 -                          -
SPE Obligations                                                      -                          -
Guarantee Obligations                                                -                          -
Trade & A/P Liabilities                                              -                          -
Other Liabilities                                                 25.0                          -

Intercompany Payables Pre Petition

Enron Corp.                                                        0.0                          -
Enron North America Corp.                                          0.0                          -
                                                                     -                          -
                                                                     -                          -
Other Debtors                                                        -                          -
Enron Administrative Services Corp.                                0.0                          -
                                                                     -                          -
                                                                     -                          -
                                                                     -                          -
Other Non-Debtors                                                    -                          -
                                                             ---------                -----------
  Total Intercompany Payables                                      0.0                          -

                                                             ---------                -----------
Total General Unsecured                                           25.0                          -

Subordinated Claims                                                  -                          -
                                                             ---------                -----------
  Total                                                           25.5                        0.0

 Equity                                                           n.a.                          -

                                                             ---------                -----------
  Total Allocated - Stand-Alone                                   25.5                        0.0
                                                             =========                ===========

-----------------------------------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

  APPENDIX C-I

ECT SECURITIES LIMITED PARTNERSHIP
($'s in millions)

      UNSECURED RECOVERY %
      --------------------
PLAN GENERAL UNSECURED                                                         9.6%
PLAN GUARANTEE                                                                 0.0%
Stand-Alone General Unsecured                                                  5.6%
Modified Consolidated General Unsecured                                       19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                   DEBTOR'S STAND ALONE ASSETS
                                                             ------------------------------------------
                                                                FACE                  STAND-ALONE VALUE
                                                             ---------                -----------------
Cash                                                              n.a.                        2.6
Directly Held Assets to be Liquidated                             n.a.                          -
Interests in PGE to be Liquidated                                 n.a.                          -
Directly Held Assets Transferred to CrossCountry                  n.a.                          -
Directly Held Assets Transferred to Prisma                        n.a.                          -
Directly Held Trading Book Assets                                 n.a.                          -
                                                                                      -----------
  Total Directly Held Assets                                                                  2.6

Intercompany Post Petition Receivables from Debtors                  -                          -

Intercompany Pre Petition Receivables from Debtors

Enron North America Corp.                                          0.0                        0.0
                                                                     -                          -
                                                                     -                          -
                                                                     -                          -
Other                                                                -                          -
                                                             ---------                -----------
  Total                                                            0.0                        0.0

Intercompany Receivables from Non-Debtors

                                                                     -                          -
                                                                     -                          -
                                                                     -                          -
                                                                     -                          -
Other                                                                -                          -
                                                             ---------                -----------
  Total                                                              -                          -

Equity / Preferred Equity Interests in Affiliates

                                                                  n.a.                          -
                                                                  n.a.                          -
                                                                  n.a.                          -
                                                                  n.a.                          -
Other                                                             n.a.                          -
                                                                                      -----------
  Total                                                                                         -

                                                                                      -----------
Total Allocated - Stand-Alone                                                                 2.6
                                                                                      ===========

                                                                 CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                             ------------------------------------------
                                                                FACE                  STAND-ALONE VALUE
                                                             ---------                -----------------
Administrative Claims (Post Petition)                              0.6                        0.6
Secured Claims                                                       -                          -
Priority Claims                                                      -                          -
Intercompany Payables Post Petition                                  -                          -
                                                             ---------                -----------
  Total Administrative, Secured & Priority                         0.6                        0.6

Pre Petition General Unsecured Claims

Debt                                                                 -                          -
SPE Obligations                                                      -                          -
Guarantee Obligations                                                -                          -
Trade & A/P Liabilities                                              -                          -
Other Liabilities                                                 37.0                        2.1

Intercompany Payables Pre Petition

Enron Corp.                                                        0.0                        0.0
Enron Property & Services Corp.                                    0.0                        0.0
                                                                     -                          -
                                                                     -                          -
Other Debtors                                                        -                          -
                                                                     -                          -
                                                                     -                          -
                                                                     -                          -
                                                                     -                          -
Other Non-Debtors                                                    -                          -
                                                             ---------                -----------
  Total Intercompany Payables                                      0.0                        0.0

                                                             ---------                -----------
Total General Unsecured                                           37.0                        2.1

Subordinated Claims                                                  -                          -
                                                             ---------                -----------
  Total                                                           37.6                        2.6

Equity                                                            n.a.                          -

                                                             ---------                -----------
  Total Allocated - Stand-Alone                                   37.6                        2.6
                                                             =========                ===========

-----------------------------------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

  APPENDIX C-I

ECT SECURITIES LP CORP.
($'s in millions)

      UNSECURED RECOVERY %
      --------------------
PLAN GENERAL UNSECURED                                                         5.7%
PLAN GUARANTEE                                                                 0.0%
Stand-Alone General Unsecured                                                  0.0%
Modified Consolidated General Unsecured                                       19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                   DEBTOR'S STAND ALONE ASSETS
                                                             ------------------------------------------
                                                                FACE                  STAND-ALONE VALUE
                                                             ---------                -----------------
Cash                                                              n.a.                          -
Directly Held Assets to be Liquidated                             n.a.                          -
Interests in PGE to be Liquidated                                 n.a.                          -
Directly Held Assets Transferred to CrossCountry                  n.a.                          -
Directly Held Assets Transferred to Prisma                        n.a.                          -
Directly Held Trading Book Assets                                 n.a.                          -
                                                                                      -----------
 Total Directly Held Assets                                                                     -

Intercompany Post Petition Receivables from Debtors                  -                          -

Intercompany Pre Petition Receivables from Debtors

                                                                     -                          -
                                                                     -                          -
                                                                     -                          -
                                                                     -                          -
Other                                                                -                          -
                                                             ---------                -----------
 Total                                                               -                          -

Intercompany Receivables from Non-Debtors

                                                                     -                          -
                                                                     -                          -
                                                                     -                          -
                                                                     -                          -
Other                                                                -                          -
                                                             ---------                -----------
 Total                                                               -                          -

Equity / Preferred Equity Interests in Affiliates

ECT Securities Limited Partnership                                n.a.                          -
                                                                  n.a.                          -
                                                                  n.a.                          -
                                                                  n.a.                          -
Other                                                             n.a.                          -
                                                                                      -----------
 Total                                                                                          -

                                                                                      -----------
Total Allocated - Stand-Alone                                                                   -
                                                                                      ===========

                                                                CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                             ------------------------------------------
                                                                FACE                  STAND-ALONE VALUE
                                                             ---------                -----------------
Administrative Claims (Post Petition)                              0.2                          -
Secured Claims                                                       -                          -
Priority Claims                                                      -                          -
Intercompany Payables Post Petition                                  -                          -
                                                             ---------                -----------
  Total Administrative, Secured & Priority                         0.2                          -

Pre Petition General Unsecured Claims

Debt                                                                 -                          -
SPE Obligations                                                      -                          -
Guarantee Obligations                                                -                          -
Trade & A/P Liabilities                                              -                          -
Other Liabilities                                                    -                          -

Intercompany Payables Pre Petition

Enron Corp.                                                        0.0                          -
                                                                     -                          -
                                                                     -                          -
                                                                     -                          -
Other Debtors                                                        -                          -
Enron Corp.                                                       13.6                          -
                                                                     -                          -
                                                                     -                          -
                                                                     -                          -
Other Non-Debtors                                                    -                          -
                                                             ---------                -----------
  Total Intercompany Payables                                     13.6                          -

                                                             ---------                -----------
Total General Unsecured                                           13.6                          -

Subordinated Claims                                                  -                          -
                                                             ---------                -----------
  Total                                                           13.8                          -

Equity                                                            n.a.                          -

                                                             ---------                -----------
  Total Allocated - Stand-Alone                                   13.8                          -
                                                             =========                ===========

------------------------------------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

   APPENDIX C-I

ECT STRATEGIC VALUE CORP.
($'s in millions)

       UNSECURED RECOVERY %
       --------------------
PLAN GENERAL UNSECURED                                                        13.1%
PLAN GUARANTEE                                                                 0.0%
Stand-Alone General Unsecured                                                 10.6%
Modified Consolidated General Unsecured                                       19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                     DEBTOR'S STAND ALONE ASSETS
                                                             ------------------------------------------
                                                                FACE                  STAND-ALONE VALUE
                                                             ---------                -----------------
Cash                                                              n.a.                          -
Directly Held Assets to be Liquidated                             n.a.                          -
Interests in PGE to be Liquidated                                 n.a.                          -
Directly Held Assets Transferred to CrossCountry                  n.a.                          -
Directly Held Assets Transferred to Prisma                        n.a.                          -
Directly Held Trading Book Assets                                 n.a.                          -
                                                                                      -----------
 Total Directly Held Assets                                                                     -

Intercompany Post Petition Receivables from Debtors                  -                          -

Intercompany Pre Petition Receivables from Debtors

                                                                     -                          -
                                                                     -                          -
                                                                     -                          -
                                                                     -                          -
Other                                                                -                          -
                                                             ---------                -----------
 Total                                                               -                          -

Intercompany Receivables from Non-Debtors

JILP-L.P., Inc.                                                   15.7                        3.3
                                                                     -                          -
                                                                     -                          -
                                                                     -                          -
Other                                                                -                          -
                                                             ---------                -----------
 Total                                                            15.7                        3.3

Equity / Preferred Equity Interests in Affiliates

                                                                  n.a.                          -
                                                                  n.a.                          -
                                                                  n.a.                          -
                                                                  n.a.                          -
Other                                                             n.a.                          -
                                                                                      -----------
 Total                                                                                          -

                                                                                      -----------
Total Allocated - Stand-Alone                                                                 3.3
                                                                                      ===========

                                                                CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                             ------------------------------------------
                                                                FACE                  STAND-ALONE VALUE
                                                             ---------                -----------------
Administrative Claims (Post Petition)                                -                          -
Secured Claims                                                       -                          -
Priority Claims                                                      -                          -
Intercompany Payables Post Petition                                  -                          -
                                                             ---------                -----------
  Total Administrative, Secured & Priority                           -                          -

Pre Petition General Unsecured Claims

Debt                                                                 -                          -
SPE Obligations                                                      -                          -
Guarantee Obligations                                                -                          -
Trade & A/P Liabilities                                              -                          -
Other Liabilities                                                    -                          -

Intercompany Payables Pre Petition

Enron Corp.                                                       25.6                        2.7
Risk Management & Trading Corp.                                    4.6                        0.5
Enron North America Corp.                                          0.6                        0.1
Enron Property & Services Corp.                                    0.0                        0.0
Other Debtors                                                      0.0                        0.0
Enron Administrative Services Corp.                                0.0                        0.0
                                                                     -                          -
                                                                     -                          -
                                                                     -                          -
Other Non-Debtors                                                    -                          -
                                                             ---------                -----------
 Total Intercompany Payables                                      30.8                        3.3

                                                             ---------                -----------
Total General Unsecured                                           30.8                        3.3

Subordinated Claims                                                  -                          -
                                                             ---------                -----------
  Total                                                           30.8                        3.3

 Equity                                                           n.a.                          -

                                                             ---------                -----------
  Total Allocated - Stand-Alone                                   30.8                        3.3
                                                             =========                ===========

------------------------------------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

  APPENDIX C-I

EES SERVICE HOLDINGS, INC.
($'s in millions)

       UNSECURED RECOVERY %
       --------------------
PLAN GENERAL UNSECURED                                                        42.1%
PLAN GUARANTEE                                                                 0.0%
Stand-Alone General Unsecured                                                 52.0%
Modified Consolidated General Unsecured                                       19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                    DEBTOR'S STAND ALONE ASSETS
                                                             ------------------------------------------
                                                                FACE                  STAND-ALONE VALUE
                                                             ---------                -----------------
Cash                                                              n.a.                          -
Directly Held Assets to be Liquidated                             n.a.                       22.4
Interests in PGE to be Liquidated                                 n.a.                          -
Directly Held Assets Transferred to CrossCountry                  n.a.                          -
Directly Held Assets Transferred to Prisma                        n.a.                          -
Directly Held Trading Book Assets                                 n.a.                          -
                                                                                      -----------
Total Directly Held Assets                                                                   22.4

Intercompany Post Petition Receivables from Debtors                0.1                        0.1

Intercompany Pre Petition Receivables from Debtors

Enron Corp.                                                       25.3                        4.2
                                                                     -                          -
                                                                     -                          -
                                                                     -                          -
Other                                                                -                          -
                                                             ---------                -----------
 Total                                                            25.3                        4.2

Intercompany Receivables from Non-Debtors

                                                                     -                          -
                                                                     -                          -
                                                                     -                          -
                                                                     -                          -
Other                                                                -                          -
                                                             ---------                -----------
 Total                                                               -                          -

Equity / Preferred Equity Interests in Affiliates

Pyramid I Asset, L.L.C.                                           n.a.                        0.0
ServiceCo Holdings, Inc.                                          n.a.                          -
                                                                  n.a.                          -
                                                                  n.a.                          -
Other                                                             n.a.                          -
                                                                                      -----------
 Total                                                                                        0.0

                                                                                      -----------
Total Allocated - Stand-Alone                                                                26.7
                                                                                      ===========

                                                                CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                             ------------------------------------------
                                                                FACE                  STAND-ALONE VALUE
                                                             ---------                -----------------
Administrative Claims (Post Petition)                             10.2                       10.2
Secured Claims                                                       -                          -
Priority Claims                                                      -                          -
Intercompany Payables Post Petition                                7.5                        7.5
                                                             ---------                -----------
Total Administrative, Secured & Priority                          17.7                       17.7

Pre Petition General Unsecured Claims

Debt                                                                 -                          -
SPE Obligations                                                      -                          -
Guarantee Obligations                                                -                          -
Trade & A/P Liabilities                                              -                          -
Other Liabilities                                                  2.0                        1.1

Intercompany Payables Pre Petition

Enron Energy Services Operations, Inc.                            15.4                        8.0
                                                                     -                          -
                                                                     -                          -
                                                                     -                          -
Other Debtors                                                        -                          -
                                                                     -                          -
                                                                     -                          -
                                                                     -                          -
                                                                     -                          -
Other Non-Debtors                                                    -                          -
                                                             ---------                -----------
 Total Intercompany Payables                                      15.4                        8.0

                                                             ---------                -----------
Total General Unsecured                                           17.4                        9.1

Subordinated Claims                                                  -                          -
                                                             ---------                -----------
  Total                                                           35.1                       26.7

 Equity                                                           n.a.                          -

                                                             ---------                -----------
  Total Allocated - Stand-Alone                                   35.1                       26.7
                                                             =========                ===========

-----------------------------------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

  APPENDIX C-I

EESO MERCHANT INVESTMENTS, INC.
($'s in millions)

       UNSECURED RECOVERY %
       --------------------
PLAN GENERAL UNSECURED                      44.6%
PLAN GUARANTEE                               0.0%
Stand-Alone General Unsecured               55.5%
Modified Consolidated General Unsecured     19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                    DEBTOR'S STAND ALONE ASSETS
                                                                    ---------------------------
                                                               FACE                 STAND-ALONE VALUE
                                                               ----                 -----------------
Cash                                                           n.a.                          -
Directly Held Assets to be Liquidated                          n.a.                       10.2
Interests in PGE to be Liquidated                              n.a.                          -
Directly Held Assets Transferred to CrossCountry               n.a.                          -
Directly Held Assets Transferred to Prisma                     n.a.                          -
Directly Held Trading Book Assets                              n.a.                          -
                                                                                          ----
  Total Directly Held Assets                                                              10.2

Intercompany Post Petition Receivables from Debtors               -                          -

Intercompany Pre Petition Receivables from Debtors
Enron Energy Services Operations, Inc.                          0.0                        0.0
Enron Energy Services, LLC                                      0.0                        0.0
                                                                  -                          -
                                                                  -                          -
Other                                                             -                          -
                                                               ----                       ----
  Total                                                         0.0                        0.0

Intercompany Receivables from Non-Debtors

                                                                  -                          -
                                                                  -                          -
                                                                  -                          -
                                                                  -                          -
Other                                                             -                          -
                                                               ----                       ----
  Total                                                           -                          -

Equity / Preferred Equity Interests in Affiliates
                                                               n.a.                          -
                                                               n.a.                          -
                                                               n.a.                          -
                                                               n.a.                          -
Other                                                          n.a.                          -
                                                                                          ----
  Total                                                                                      -

                                                                                          ----
 Total Allocated - Stand-Alone                                                            10.2
                                                                                          ====

                                                                CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                                -----------------------------------
                                                               FACE                 STAND-ALONE VALUE
                                                               ----                 -----------------
Administrative Claims (Post Petition)                           1.5                        1.5
Secured Claims                                                    -                          -
Priority Claims                                                 0.0                        0.0
Intercompany Payables Post Petition                             0.2                        0.2
                                                               ----                       ----
  Total Administrative, Secured & Priority                      1.7                        1.7

Pre Petition General Unsecured Claims
Debt                                                              -                          -
SPE Obligations                                                   -                          -
Guarantee Obligations                                             -                          -
Trade & A/P Liabilities                                           -                          -
Other Liabilities                                                 -                          -

Intercompany Payables Pre Petition
Enron North America Corp.                                      11.5                        6.4
Enron Corp.                                                     3.8                        2.1
                                                                  -                          -
                                                                  -                          -
Other Debtors                                                     -                          -
                                                                  -                          -
                                                                  -                          -
                                                                  -                          -
                                                                  -                          -
Other Non-Debtors                                                 -                          -
                                                               ----                       ----
  Total Intercompany Payables                                  15.3                        8.5

                                                               ----                       ----
Total General Unsecured                                        15.3                        8.5

Subordinated Claims                                               -                          -
                                                               ----                       ----
  Total                                                        17.0                       10.2

Equity                                                         n.a.                          -

                                                               ----                       ----
  Total Allocated - Stand-Alone                                17.0                       10.2
                                                               ====                       ====

-----------------------------------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

  APPENDIX C-I

EFS CONSTRUCTION MANAGEMENT SERVICES, INC.
($'s in millions)

         UNSECURED RECOVERY %
         --------------------
PLAN GENERAL UNSECURED                      5.7%
PLAN GUARANTEE                              0.0%
Stand-Alone General Unsecured               0.0%
Modified Consolidated General Unsecured    19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                    DEBTOR'S STAND ALONE ASSETS
                                                                    ---------------------------
                                                               FACE                 STAND-ALONE VALUE
                                                               ----                 -----------------
Cash                                                           n.a.                          -
Directly Held Assets to be Liquidated                          n.a.                          -
Interests in PGE to be Liquidated                              n.a.                          -
Directly Held Assets Transferred to CrossCountry               n.a.                          -
Directly Held Assets Transferred to Prisma                     n.a.                          -
Directly Held Trading Book Assets                              n.a.                          -
                                                                                          ----
  Total Directly Held Assets                                                                 -

Intercompany Post Petition Receivables from Debtors             0.0                        0.0

Intercompany Pre Petition Receivables from Debtors
Enron Energy Services North America, Inc.                       0.3                        0.0
Artemis Associates, L.L.C.                                      0.0                        0.0
                                                                  -                          -
                                                                  -                          -
Other                                                             -                          -
                                                               ----                       ----
  Total                                                         0.4                        0.0

Intercompany Receivables from Non-Debtors
Enron Facility Services, Inc.                                   1.0                        0.2
Azurix Corp.                                                    0.0                        0.0
ServiceCo Corporate Services, Inc.                              0.0                        0.0
                                                                  -                          -
Other                                                             -                          -
                                                               ----                       ----
  Total                                                         1.0                        0.2

Equity / Preferred Equity Interests in Affiliates
                                                               n.a.                          -
                                                               n.a.                          -
                                                               n.a.                          -
                                                               n.a.                          -
Other                                                          n.a.                          -
                                                                                          ----
  Total                                                                                      -

                                                                                          ----
 Total Allocated - Stand-Alone                                                             0.2
                                                                                          ====

                                                                CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                                -----------------------------------
                                                               FACE                 STAND-ALONE VALUE
                                                               ----                 -----------------
Administrative Claims (Post Petition)                           0.6                        0.2
Secured Claims                                                    -                          -
Priority Claims                                                 0.0                          -
Intercompany Payables Post Petition                             0.0                        0.0
                                                               ----                        ---
  Total Administrative, Secured & Priority                      0.6                        0.2

Pre Petition General Unsecured Claims
Debt                                                              -                          -
SPE Obligations                                                   -                          -
Guarantee Obligations                                             -                          -
Trade & A/P Liabilities                                         0.7                          -
Other Liabilities                                               0.0                          -

Intercompany Payables Pre Petition
Enron Corp.                                                     3.4                          -
EFS Holdings, Inc.                                              1.4                          -
Enron Energy Services Operations, Inc.                          0.1                          -
Enron Energy Services, Inc.                                     0.1                          -
Other Debtors                                                   0.0                          -
EES Property Services, Inc.                                     0.2                          -
                                                                  -                          -
                                                                  -                          -
                                                                  -                          -
Other Non-Debtors                                                 -                          -
                                                               ----                        ---
  Total Intercompany Payables                                   5.4                          -

                                                               ----                        ---
Total General Unsecured                                         6.0                          -

Subordinated Claims                                               -                          -
                                                               ----                        ---
  Total                                                         6.7                        0.2

Equity                                                         n.a.                          -

                                                               ----                        ---
  Total Allocated - Stand-Alone                                 6.7                        0.2
                                                               ====                        ===

-----------------------------------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

  APPENDIX C-I

EFS HOLDINGS, INC.
($'s in millions)

        UNSECURED RECOVERY %
        --------------------
PLAN GENERAL UNSECURED                      18.6%
PLAN GUARANTEE                               0.0%
Stand-Alone General Unsecured               18.4%
Modified Consolidated General Unsecured     19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                    DEBTOR'S STAND ALONE ASSETS
                                                                    ---------------------------
                                                               FACE                 STAND-ALONE VALUE
                                                               ----                 -----------------
Cash                                                            n.a.                        0.6
Directly Held Assets to be Liquidated                           n.a.                        0.0
Interests in PGE to be Liquidated                               n.a.                          -
Directly Held Assets Transferred to CrossCountry                n.a.                          -
Directly Held Assets Transferred to Prisma                      n.a.                          -
Directly Held Trading Book Assets                               n.a.                          -
                                                                                          -----
  Total Directly Held Assets                                                                0.6

Intercompany Post Petition Receivables from Debtors                -                          -

Intercompany Pre Petition Receivables from Debtors
EFS VIII, Inc. (f/k/a Limbach Company)                          25.9                       13.7
EFS IX, Inc. (f/k/a Limbach Company Investment Company)          9.5                        9.5
EFS XVII, Inc. (f/k/a Harper Mechanical Corporation
  Investment Company)                                            1.6                        1.6
EFS XIII, Inc. (f/k/a Harper Mechanical Corporation)             0.9                        0.9
Other                                                            4.7                        0.4
                                                               -----                      -----
  Total                                                         42.5                       26.1

Intercompany Receivables from Non-Debtors
Enron Facility Services, Inc.                                  819.3                      134.4
EFS Corporate Services, Inc.                                    49.2                        7.4
Enron Facility Services, Inc.                                    0.6                        0.1
Affiliated Building Services, Inc.                               1.1                        0.1
Other                                                              -                          -
                                                               -----                      -----
  Total                                                        870.2                      142.0

Equity / Preferred Equity Interests in Affiliates
EES Service Holdings, Inc.                                      n.a.                          -
EFS Corporate Services, Inc.                                    n.a.                          -
EFS I, Inc (f/k/a Limbach Facility Services, Inc.)              n.a.                          -
EFS Construction Management Services, Inc.                      n.a.                          -
Other                                                           n.a.                          -
                                                                                          -----
  Total                                                                                       -

                                                                                          -----
Total Allocated - Stand-Alone                                                             168.7
                                                                                          =====

                                                                CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                                -----------------------------------
                                                               FACE                 STAND-ALONE VALUE
                                                               ----                 -----------------
Administrative Claims (Post Petition)                            0.2                        0.2
Secured Claims                                                     -                          -
Priority Claims                                                    -                          -
Intercompany Payables Post Petition                              0.6                        0.6
                                                               -----                      -----
  Total Administrative, Secured & Priority                       0.8                        0.8

Pre Petition General Unsecured Claims
Debt                                                               -                          -
SPE Obligations                                                    -                          -
Guarantee Obligations                                              -                          -
Trade & A/P Liabilities                                            -                          -
Other Liabilities                                                  -                          -

Intercompany Payables Pre Petition
Artemis Associates, L.L.C.                                     892.0                      163.9
EFS I, Inc (f/k/a Limbach Facility Services, Inc.)              21.8                        4.0
EFS X, Inc. (f/k/a Marlin Electric, Inc.)                        0.2                        0.0
EFS XV, Inc. (f/k/a Mechanical Professional Services, Inc.)      0.0                        0.0
Other Debtors                                                    0.0                        0.0
                                                                   -                          -
                                                                   -                          -
                                                                   -                          -
                                                                   -                          -
Other Non-Debtors                                                  -                          -
                                                               -----                      -----
  Total Intercompany Payables                                  914.0                      167.9

                                                               -----                      -----
Total General Unsecured                                        914.0                      167.9

Subordinated Claims                                                -                          -
                                                               -----                      -----
  Total                                                        914.7                      168.7

Equity                                                          n.a.                          -

                                                               -----                      -----
  Total Allocated - Stand-Alone                                914.7                      168.7
                                                               =====                      =====

-----------------------------------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

  APPENDIX C-I

EFS I, INC (F/K/A LIMBACH FACILITY SERVICES, INC.)
($'s in millions)

         UNSECURED RECOVERY %
         --------------------
PLAN GENERAL UNSECURED                      56.4%
PLAN GUARANTEE                               0.0%
Stand-Alone General Unsecured               72.4%
Modified Consolidated General Unsecured     19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                    DEBTOR'S STAND ALONE ASSETS
                                                                    ---------------------------
                                                               FACE                 STAND-ALONE VALUE
                                                               ----                 -----------------
Cash                                                           n.a.                       78.1
Directly Held Assets to be Liquidated                          n.a.                        2.4
Interests in PGE to be Liquidated                              n.a.                          -
Directly Held Assets Transferred to CrossCountry               n.a.                          -
Directly Held Assets Transferred to Prisma                     n.a.                          -
Directly Held Trading Book Assets                              n.a.                          -
                                                                                          ----
  Total Directly Held Assets                                                              80.4

Intercompany Post Petition Receivables from Debtors             0.6                        0.6

Intercompany Pre Petition Receivables from Debtors
EFS Holdings, Inc.                                             21.8                        4.0
                                                                  -                          -
                                                                  -                          -
                                                                  -                          -
Other                                                             -                          -
                                                               ----                       ----
  Total                                                        21.8                        4.0

Intercompany Receivables from Non-Debtors
                                                                  -                          -
                                                                  -                          -
                                                                  -                          -
                                                                  -                          -
Other                                                             -                          -
                                                               ----                       ----
  Total                                                           -                          -

Equity / Preferred Equity Interests in Affiliates
EFS III, Inc. (f/k/a EFG Holdings, Inc.)                       n.a.                        4.7
EFS XIII, Inc. (f/k/a Harper Mechanical Corporation)           n.a.                        4.0
EFS XV, Inc. (f/k/a Mechanical Professional Services, Inc.)    n.a.                          -
EFS VII, Inc (f/k/a Limbach Company Holding Company)           n.a.                          -
Other                                                          n.a.                          -
                                                                                          ----
  Total                                                                                    8.7

                                                                                          ----
 Total Allocated - Stand-Alone                                                            93.7
                                                                                          ====

                                                                CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                                -----------------------------------
                                                               FACE                 STAND-ALONE VALUE
                                                               ----                 -----------------
Administrative Claims (Post Petition)                           7.4                        7.4
Secured Claims                                                    -                          -
Priority Claims                                                 0.0                        0.0
Intercompany Payables Post Petition                            80.9                       80.9
                                                               ----                       ----
  Total Administrative, Secured & Priority                     88.3                       88.3

Pre Petition General Unsecured Claims
Debt                                                              -                          -
SPE Obligations                                                   -                          -
Guarantee Obligations                                             -                          -
Trade & A/P Liabilities                                           -                          -
Other Liabilities                                               0.0                        0.0

Intercompany Payables Pre Petition
EFS IX, Inc. (f/k/a Limbach Company Investment Company)         5.1                        3.7
Enron Net Works LLC                                             0.9                        0.7
EFS XVII, Inc. (f/k/a Harper Mechanical Corporation
  Investment  Company)                                          0.8                        0.6
Artemis Associates, L.L.C.                                      0.6                        0.4
Other Debtors                                                   0.0                        0.0
                                                                  -                          -
                                                                  -                          -
                                                                  -                          -
                                                                  -                          -
Other Non-Debtors                                                 -                          -
                                                               ----                       ----
  Total Intercompany Payables                                   7.5                        5.4

                                                               ----                       ----
Total General Unsecured                                         7.5                        5.4

Subordinated Claims                                               -                          -
                                                               ----                       ----
  Total                                                        95.8                       93.7

Equity                                                         n.a.                          -

                                                               ----                       ----
  Total Allocated - Stand-Alone                                95.8                       93.7
                                                               ====                       ====

-----------------------------------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

  APPENDIX C-I

EFS II, INC. (F/K/A EFS CONSTRUCTION AND SERVICES COMPANY)
($'s in millions)

        UNSECURED RECOVERY %
        --------------------
PLAN GENERAL UNSECURED                       5.7%
PLAN GUARANTEE                               0.0%
Stand-Alone General Unsecured                0.0%
Modified Consolidated General Unsecured     19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                    DEBTOR'S STAND ALONE ASSETS
                                                                    ---------------------------
                                                               FACE                 STAND-ALONE VALUE
                                                               ----                 -----------------
Cash                                                           n.a.                          -
Directly Held Assets to be Liquidated                          n.a.                          -
Interests in PGE to be Liquidated                              n.a.                          -
Directly Held Assets Transferred to CrossCountry               n.a.                          -
Directly Held Assets Transferred to Prisma                     n.a.                          -
Directly Held Trading Book Assets                              n.a.                          -
                                                                                           ---
  Total Directly Held Assets                                                                 -

Intercompany Post Petition Receivables from Debtors               -                          -

Intercompany Pre Petition Receivables from Debtors
                                                                  -                          -
                                                                  -                          -
                                                                  -                          -
                                                                  -                          -
Other                                                             -                          -
                                                               ----                        ---
  Total                                                           -                          -

Intercompany Receivables from Non-Debtors
Enron Facility Services, Inc.                                   0.0                        0.0
                                                                  -                          -
                                                                  -                          -
                                                                  -                          -
Other                                                             -                          -
                                                               ----                        ---
  Total                                                         0.0                        0.0

Equity / Preferred Equity Interests in Affiliates
                                                               n.a.                          -
                                                               n.a.                          -
                                                               n.a.                          -
                                                               n.a.                          -
Other                                                          n.a.                          -
                                                                                           ---
  Total                                                                                      -

                                                                                           ---
 Total Allocated - Stand-Alone                                                             0.0
                                                                                           ===

                                                                CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                                -----------------------------------
                                                               FACE                 STAND-ALONE VALUE
                                                               ----                 -----------------
Administrative Claims (Post Petition)                           0.2                        0.0
Secured Claims                                                    -                          -
Priority Claims                                                 0.0                          -
Intercompany Payables Post Petition                               -                          -
                                                               ----                        ---
  Total Administrative, Secured & Priority                      0.2                        0.0

Pre Petition General Unsecured Claims
Debt                                                              -                          -
SPE Obligations                                                   -                          -
Guarantee Obligations                                             -                          -
Trade & A/P Liabilities                                           -                          -
Other Liabilities                                               0.0                          -

Intercompany Payables Pre Petition
EFS IV, Inc. (f/k/a Williard, Inc.)                             0.0                          -
Enron Corp.                                                     0.0                          -
                                                                  -                          -
                                                                  -                          -
Other Debtors                                                     -                          -
EFS Corporate Services, Inc.                                    0.0                          -
                                                                  -                          -
                                                                  -                          -
                                                                  -                          -
Other Non-Debtors                                                 -                          -
                                                               ----                        ---
  Total Intercompany Payables                                   0.0                          -

                                                               ----                        ---
Total General Unsecured                                         0.0                          -

Subordinated Claims                                               -                          -
                                                               ----                        ---
  Total                                                         0.2                        0.0

Equity                                                         n.a.                          -

                                                               ----                        ---
  Total Allocated - Stand-Alone                                 0.2                        0.0
                                                               ====                        ===

-----------------------------------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

  APPENDIX C-I

EFS III, INC. (F/K/A EFG HOLDINGS, INC.)
($'s in millions)

         UNSECURED RECOVERY %
         --------------------
PLAN GENERAL UNSECURED                      75.7%
PLAN GUARANTEE                               0.0%
Stand-Alone General Unsecured              100.0%
Modified Consolidated General Unsecured     19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                    DEBTOR'S STAND ALONE ASSETS
                                                                    ---------------------------
                                                               FACE                 STAND-ALONE VALUE
                                                               ----                 -----------------
Cash                                                           n.a.                          -
Directly Held Assets to be Liquidated                          n.a.                          -
Interests in PGE to be Liquidated                              n.a.                          -
Directly Held Assets Transferred to CrossCountry               n.a.                          -
Directly Held Assets Transferred to Prisma                     n.a.                          -
Directly Held Trading Book Assets                              n.a.                          -
                                                                                           ---
  Total Directly Held Assets                                                                 -

Intercompany Post Petition Receivables from Debtors               -                          -

Intercompany Pre Petition Receivables from Debtors
EFS IV, Inc. (f/k/a Williard, Inc.)                            15.6                        4.9
                                                                  -                          -
                                                                  -                          -
                                                                  -                          -
Other                                                             -                          -
                                                               ----                        ---
  Total                                                        15.6                        4.9

Intercompany Receivables from Non-Debtors

                                                                  -                          -
                                                                  -                          -
                                                                  -                          -
                                                                  -                          -
Other                                                             -                          -
                                                               ----                        ---
  Total                                                           -                          -

Equity / Preferred Equity Interests in Affiliates
EFS IV, Inc. (f/k/a Williard, Inc.)                            n.a.                          -
                                                               n.a.                          -
                                                               n.a.                          -
                                                               n.a.                          -
Other                                                          n.a.                          -
                                                                                           ---
  Total                                                                                      -

                                                                                           ---
 Total Allocated - Stand-Alone                                                             4.9
                                                                                           ===

                                                                CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                                -----------------------------------
                                                               FACE                 STAND-ALONE VALUE
                                                               ----                 -----------------
Administrative Claims (Post Petition)                           0.2                        0.2
Secured Claims                                                    -                          -
Priority Claims                                                   -                          -
Intercompany Payables Post Petition                               -                          -
                                                               ----                        ---
  Total Administrative, Secured & Priority                      0.2                        0.2

Pre Petition General Unsecured Claims
Debt                                                              -                          -
SPE Obligations                                                   -                          -
Guarantee Obligations                                             -                          -
Trade & A/P Liabilities                                           -                          -
Other Liabilities                                                 -                          -

Intercompany Payables Pre Petition
EFS V, Inc. (f/k/a Williard Inc. Investment Company)            0.0                        0.0
                                                                  -                          -
                                                                  -                          -
                                                                  -                          -
Other Debtors                                                     -                          -
                                                                  -                          -
                                                                  -                          -
                                                                  -                          -
                                                                  -                          -
Other Non-Debtors                                                 -                          -
                                                               ----                        ---
  Total Intercompany Payables                                   0.0                        0.0

                                                               ----                        ---
Total General Unsecured                                         0.0                        0.0

Subordinated Claims                                               -                          -
                                                               ----                        ---
  Total                                                         0.2                        0.2

Equity                                                         n.a.                        4.7

                                                               ----                        ---
  Total Allocated - Stand-Alone                                 0.2                        4.9
                                                               ====                        ===

-----------------------------------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

  APPENDIX C-I

EFS IV, INC. (F/K/A WILLIARD, INC.)
($'s in millions)

          UNSECURED RECOVERY %
          --------------------
PLAN GENERAL UNSECURED                     27.6%
PLAN GUARANTEE                              0.0%
Stand-Alone General Unsecured              31.2%
Modified Consolidated General Unsecured    19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                    DEBTOR'S STAND ALONE ASSETS
                                                                    ---------------------------
                                                               FACE                 STAND-ALONE VALUE
                                                               ----                 -----------------
Cash                                                           n.a.                          -
Directly Held Assets to be Liquidated                          n.a.                          -
Interests in PGE to be Liquidated                              n.a.                          -
Directly Held Assets Transferred to CrossCountry               n.a.                          -
Directly Held Assets Transferred to Prisma                     n.a.                          -
Directly Held Trading Book Assets                              n.a.                          -
                                                                                          ----
  Total Directly Held Assets                                                                 -

Intercompany Post Petition Receivables from Debtors            17.4                       17.4

Intercompany Pre Petition Receivables from Debtors
EFS II, Inc. (f/k/a EFS Construction and Services Company)      0.0                          -
EFS I, Inc (f/k/a Limbach Facility Services, Inc.)                -                          -
                                                                  -                          -
                                                                  -                          -
Other                                                             -                          -
                                                               ----                       ----
  Total                                                         0.0                          -

Intercompany Receivables from Non-Debtors
EFS Corporate Services, Inc.                                    0.4                        0.1
                                                                  -                          -
                                                                  -                          -
                                                                  -                          -
Other                                                             -                          -
                                                               ----                       ----
  Total                                                         0.4                        0.1

Equity / Preferred Equity Interests in Affiliates
EFS V, Inc. (f/k/a Williard Inc. Investment Company)           n.a.                        4.8
EFS VI, L.P. (f/k/a Williard Plumbing Company, L.P.)           n.a.                          -
                                                               n.a.                          -
                                                               n.a.                          -
Other                                                          n.a.                          -
                                                                                          ----
  Total                                                                                    4.8

                                                                                          ----
 Total Allocated - Stand-Alone                                                            22.3
                                                                                          ====

                                                                CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                                -----------------------------------
                                                               FACE                 STAND-ALONE VALUE
                                                               ----                 -----------------
Administrative Claims (Post Petition)                           0.5                        0.5
Secured Claims                                                  0.0                        0.0
Priority Claims                                                 2.3                        2.3
Intercompany Payables Post Petition                               -                          -
                                                               ----                       ----
  Total Administrative, Secured & Priority                      2.8                        2.8

Pre Petition General Unsecured Claims
Debt                                                              -                          -
SPE Obligations                                                   -                          -
Guarantee Obligations                                             -                          -
Trade & A/P Liabilities                                         0.0                        0.0
Other Liabilities                                              20.3                        6.3

Intercompany Payables Pre Petition
EFS V, Inc. (f/k/a Williard Inc. Investment Company)           16.0                        5.0
EFS III, Inc. (f/k/a EFG Holdings, Inc.)                       15.6                        4.9
Enron Corp.                                                     1.8                        0.6
Enron Net Works LLC                                             1.1                        0.3
Other Debtors                                                   0.1                        0.0
Enron Facility Services, Inc.                                   7.4                        2.3
                                                                  -                          -
                                                                  -                          -
                                                                  -                          -
Other Non-Debtors                                                 -                          -
                                                               ----                       ----
  Total Intercompany Payables                                  42.0                       13.1

                                                               ----                       ----
Total General Unsecured                                        62.4                       19.5

Subordinated Claims                                               -                          -
                                                               ----                       ----
  Total                                                        65.2                       22.3

Equity                                                         n.a.                          -

                                                               ----                       ----
  Total Allocated - Stand-Alone                                65.2                       22.3
                                                               ====                       ====

-----------------------------------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

  APPENDIX C-I

EFS IX, INC. (F/K/A LIMBACH COMPANY INVESTMENT COMPANY)
($'s in millions)

          UNSECURED RECOVERY %
          --------------------
PLAN GENERAL UNSECURED                      75.7%
PLAN GUARANTEE                               0.0%
Stand-Alone General Unsecured              100.0%
Modified Consolidated General Unsecured     19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                    DEBTOR'S STAND ALONE ASSETS
                                                                    ---------------------------
                                                               FACE                 STAND-ALONE VALUE
                                                               ----                 -----------------
Cash                                                           n.a.                          -
Directly Held Assets to be Liquidated                          n.a.                          -
Interests in PGE to be Liquidated                              n.a.                          -
Directly Held Assets Transferred to CrossCountry               n.a.                          -
Directly Held Assets Transferred to Prisma                     n.a.                          -
Directly Held Trading Book Assets                              n.a.                          -
                                                                                          ----
  Total Directly Held Assets                                                                 -

Intercompany Post Petition Receivables from Debtors               -                          -

Intercompany Pre Petition Receivables from Debtors
EFS VIII, Inc. (f/k/a Limbach Company)                         33.1                       17.6
EFS I, Inc (f/k/a Limbach Facility Services, Inc.)              5.1                        3.7
EFS VII, Inc (f/k/a Limbach Company Holding Company)            0.0                          -
                                                                  -                          -
Other                                                             -                          -
                                                               ----                       ----
  Total                                                        38.2                       21.3

Intercompany Receivables from Non-Debtors
                                                                  -                          -
                                                                  -                          -
                                                                  -                          -
                                                                  -                          -
Other                                                             -                          -
                                                               ----                       ----
  Total                                                           -                          -

Equity / Preferred Equity Interests in Affiliates
                                                               n.a.                          -
                                                               n.a.                          -
                                                               n.a.                          -
                                                               n.a.                          -
Other                                                          n.a.                          -
                                                                                          ----
  Total                                                                                      -

                                                                                          ----
 Total Allocated - Stand-Alone                                                            21.3
                                                                                          ====

                                                                CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                                -----------------------------------
                                                               FACE                 STAND-ALONE VALUE
                                                               ----                 -----------------
Administrative Claims (Post Petition)                           0.2                        0.2
Secured Claims                                                    -                          -
Priority Claims                                                   -                          -
Intercompany Payables Post Petition                               -                          -
                                                               ----                       ----
  Total Administrative, Secured & Priority                      0.2                        0.2

Pre Petition General Unsecured Claims
Debt                                                              -                          -
SPE Obligations                                                   -                          -
Guarantee Obligations                                             -                          -
Trade & A/P Liabilities                                           -                          -
Other Liabilities                                                 -                          -

Intercompany Payables Pre Petition
EFS Holdings, Inc.                                              9.5                        9.5
                                                                  -                          -
                                                                  -                          -
                                                                  -                          -
Other Debtors                                                     -                          -
                                                                  -                          -
                                                                  -                          -
                                                                  -                          -
                                                                  -                          -
Other Non-Debtors                                                 -                          -
                                                               ----                       ----
  Total Intercompany Payables                                   9.5                        9.5

                                                               ----                       ----
Total General Unsecured                                         9.5                        9.5

Subordinated Claims                                               -                          -
                                                               ----                       ----
  Total                                                         9.7                        9.7

Equity                                                         n.a.                       11.6

                                                               ----                       ----
  Total Allocated - Stand-Alone                                 9.7                       21.3
                                                               ====                       ====

-----------------------------------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

  APPENDIX C-I

EFS V, INC. (F/K/A WILLIARD INC. INVESTMENT COMPANY)
($'s in millions)

         UNSECURED RECOVERY %
         --------------------
PLAN GENERAL UNSECURED                      75.7%
PLAN GUARANTEE                               0.0%
Stand-Alone General Unsecured              100.0%
Modified Consolidated General Unsecured     19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                    DEBTOR'S STAND ALONE ASSETS
                                                                    ---------------------------
                                                               FACE                 STAND-ALONE VALUE
                                                               ----                 -----------------
Cash                                                           n.a.                          -
Directly Held Assets to be Liquidated                          n.a.                          -
Interests in PGE to be Liquidated                              n.a.                          -
Directly Held Assets Transferred to CrossCountry               n.a.                          -
Directly Held Assets Transferred to Prisma                     n.a.                          -
Directly Held Trading Book Assets                              n.a.                          -
                                                                                           ---
  Total Directly Held Assets                                                                 -

Intercompany Post Petition Receivables from Debtors               -                          -

Intercompany Pre Petition Receivables from Debtors
EFS IV, Inc. (f/k/a Williard, Inc.)                            16.0                        5.0
EFS III, Inc. (f/k/a EFG Holdings, Inc.)                        0.0                        0.0
                                                                  -                          -
                                                                  -                          -
Other                                                             -                          -
                                                               ----                        ---
  Total                                                        16.0                        5.0

Intercompany Receivables from Non-Debtors
                                                                  -                          -
                                                                  -                          -
                                                                  -                          -
                                                                  -                          -
Other                                                             -                          -
                                                               ----                        ---
  Total                                                           -                          -

Equity / Preferred Equity Interests in Affiliates
                                                               n.a.                          -
                                                               n.a.                          -
                                                               n.a.                          -
                                                               n.a.                          -
Other                                                          n.a.                          -
                                                                                           ---
  Total                                                                                      -

                                                                                           ---
 Total Allocated - Stand-Alone                                                             5.0
                                                                                           ===

                                                                CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                                -----------------------------------
                                                               FACE                 STAND-ALONE VALUE
                                                               ----                 -----------------
Administrative Claims (Post Petition)                           0.2                        0.2
Secured Claims                                                    -                          -
Priority Claims                                                   -                          -
Intercompany Payables Post Petition                               -                          -
                                                               ----                        ---
  Total Administrative, Secured & Priority                      0.2                        0.2

Pre Petition General Unsecured Claims
Debt                                                              -                          -
SPE Obligations                                                   -                          -
Guarantee Obligations                                             -                          -
Trade & A/P Liabilities                                           -                          -
Other Liabilities                                                 -                          -

Intercompany Payables Pre Petition
                                                                  -                          -
                                                                  -                          -
                                                                  -                          -
                                                                  -                          -
Other Debtors                                                     -                          -
                                                                  -                          -
                                                                  -                          -
                                                                  -                          -
                                                                  -                          -
Other Non-Debtors                                                 -                          -
                                                               ----                        ---
  Total Intercompany Payables                                     -                          -

                                                               ----                        ---
Total General Unsecured                                           -                          -

Subordinated Claims                                               -                          -
                                                               ----                        ---
  Total                                                         0.2                        0.2

Equity                                                         n.a.                        4.8

                                                               ----                        ---
  Total Allocated - Stand-Alone                                 0.2                        5.0
                                                               ====                        ===

-----------------------------------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

  APPENDIX C-I

EFS VI, L.P. (F/K/A WILLIARD PLUMBING COMPANY, L.P.)
($'s in millions)

           UNSECURED RECOVERY %
           --------------------
PLAN GENERAL UNSECURED                       5.7%
PLAN GUARANTEE                               0.0%
Stand-Alone General Unsecured                0.0%
Modified Consolidated General Unsecured     19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                    DEBTOR'S STAND ALONE ASSETS
                                                                    ---------------------------
                                                               FACE                 STAND-ALONE VALUE
                                                               ----                 -----------------
Cash                                                           n.a.                          -
Directly Held Assets to be Liquidated                          n.a.                          -
Interests in PGE to be Liquidated                              n.a.                          -
Directly Held Assets Transferred to CrossCountry               n.a.                          -
Directly Held Assets Transferred to Prisma                     n.a.                          -
Directly Held Trading Book Assets                              n.a.                          -
                                                                                           ---
  Total Directly Held Assets                                                                 -

Intercompany Post Petition Receivables from Debtors               -                          -
Intercompany Pre Petition Receivables from Debtors
EFS IV, Inc. (f/k/a Williard, Inc.)                             0.0                        0.0
                                                                  -                          -
                                                                  -                          -
                                                                  -                          -
Other                                                             -                          -
                                                               ----                        ---
  Total                                                         0.0                        0.0

Intercompany Receivables from Non-Debtors
                                                                  -                          -
                                                                  -                          -
                                                                  -                          -
                                                                  -                          -
Other                                                             -                          -
                                                               ----                        ---
  Total                                                           -                          -

Equity / Preferred Equity Interests in Affiliates
                                                               n.a.                          -
                                                               n.a.                          -
                                                               n.a.                          -
                                                               n.a.                          -
Other                                                          n.a.                          -
                                                                                           ---
  Total                                                                                      -

                                                                                           ---
 Total Allocated - Stand-Alone                                                             0.0
                                                                                           ===

                                                                CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                                -----------------------------------
                                                               FACE                 STAND-ALONE VALUE
                                                               ----                 -----------------
Administrative Claims (Post Petition)                           0.2                        0.0
Secured Claims                                                    -                          -
Priority Claims                                                   -                          -
Intercompany Payables Post Petition                               -                          -
                                                               ----                        ---
  Total Administrative, Secured & Priority                      0.2                        0.0

Pre Petition General Unsecured Claims
Debt                                                              -                          -
SPE Obligations                                                   -                          -
Guarantee Obligations                                             -                          -
Trade & A/P Liabilities                                           -                          -
Other Liabilities                                                 -                          -

Intercompany Payables Pre Petition
                                                                  -                          -
                                                                  -                          -
                                                                  -                          -
                                                                  -                          -
Other Debtors                                                     -                          -
                                                                  -                          -
                                                                  -                          -
                                                                  -                          -
                                                                  -                          -
Other Non-Debtors                                                 -                          -
                                                               ----                        ---
  Total Intercompany Payables                                     -                          -

                                                               ----                        ---
Total General Unsecured                                           -                          -

Subordinated Claims                                               -                          -
                                                               ----                        ---
  Total                                                         0.2                        0.0

Equity                                                         n.a.                          -

                                                               ----                        ---
  Total Allocated - Stand-Alone                                 0.2                        0.0
                                                               ====                        ===

-----------------------------------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

  APPENDIX C-I

EFS VII, INC (F/K/A LIMBACH COMPANY HOLDING COMPANY)
($'s in millions)

          UNSECURED RECOVERY %
          --------------------
PLAN GENERAL UNSECURED                       5.7%
PLAN GUARANTEE                               0.0%
Stand-Alone General Unsecured                0.0%
Modified Consolidated General Unsecured     19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                    DEBTOR'S STAND ALONE ASSETS
                                                                    ---------------------------
                                                               FACE                 STAND-ALONE VALUE
                                                               ----                 -----------------
Cash                                                           n.a.                          -
Directly Held Assets to be Liquidated                          n.a.                          -
Interests in PGE to be Liquidated                              n.a.                          -
Directly Held Assets Transferred to CrossCountry               n.a.                          -
Directly Held Assets Transferred to Prisma                     n.a.                          -
Directly Held Trading Book Assets                              n.a.                          -
                                                                                           ---
  Total Directly Held Assets                                                                 -

Intercompany Post Petition Receivables from Debtors               -                          -

Intercompany Pre Petition Receivables from Debtors
EFS I, Inc (f/k/a Limbach Facility Services, Inc.)              0.0                        0.0
EFS Holdings, Inc.                                              0.0                        0.0
                                                                  -                          -
                                                                  -                          -
Other                                                             -                          -
                                                               ----                        ---
  Total                                                         0.0                        0.0

Intercompany Receivables from Non-Debtors
                                                                  -                          -
                                                                  -                          -
                                                                  -                          -
                                                                  -                          -
Other                                                             -                          -
                                                               ----                        ---
  Total                                                           -                          -

Equity / Preferred Equity Interests in Affiliates
EFS VIII, Inc. (f/k/a Limbach Company)                         n.a.                          -
                                                               n.a.                          -
                                                               n.a.                          -
                                                               n.a.                          -
Other                                                          n.a.                          -
                                                                                           ---
  Total                                                                                      -

                                                                                           ---
Total Allocated - Stand-Alone                                                              0.0
                                                                                           ===

                                                                CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                                -----------------------------------
                                                               FACE                 STAND-ALONE VALUE
                                                               ----                 -----------------
Administrative Claims (Post Petition)                           0.2                        0.0
Secured Claims                                                    -                          -
Priority Claims                                                 0.4                          -
Intercompany Payables Post Petition                               -                          -
                                                               ----                        ---
  Total Administrative, Secured & Priority                      0.5                        0.0

Pre Petition General Unsecured Claims
Debt                                                              -                          -
SPE Obligations                                                   -                          -
Guarantee Obligations                                             -                          -
Trade & A/P Liabilities                                           -                          -
Other Liabilities                                               0.0                          -

Intercompany Payables Pre Petition
EFS IX, Inc. (f/k/a Limbach Company Investment Company)         0.0                          -
EFS VIII, Inc. (f/k/a Limbach Company)                          0.0                          -
                                                                  -                          -
                                                                  -                          -
Other Debtors                                                     -                          -
                                                                  -                          -
                                                                  -                          -
                                                                  -                          -
                                                                  -                          -
Other Non-Debtors                                                 -                          -
                                                               ----                        ---
  Total Intercompany Payables                                   0.0                          -

                                                               ----                        ---
Total General Unsecured                                         0.0                          -

Subordinated Claims                                               -                          -
                                                               ----                        ---
  Total                                                         0.6                        0.0

Equity                                                         n.a.                          -

                                                               ----                        ---
  Total Allocated - Stand-Alone                                 0.6                        0.0
                                                               ====                        ===

-----------------------------------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

  APPENDIX C-I

EFS VIII, INC. (F/K/A LIMBACH COMPANY)
($'s in millions)

          UNSECURED RECOVERY %
          --------------------
PLAN GENERAL UNSECURED                      42.9%
PLAN GUARANTEE                               0.0%
Stand-Alone General Unsecured               53.1%
Modified Consolidated General Unsecured     19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                    DEBTOR'S STAND ALONE ASSETS
                                                                    ---------------------------
                                                               FACE                 STAND-ALONE VALUE
                                                               ----                 -----------------
Cash                                                           n.a.                          -
Directly Held Assets to be Liquidated                          n.a.                          -
Interests in PGE to be Liquidated                              n.a.                          -
Directly Held Assets Transferred to CrossCountry               n.a.                          -
Directly Held Assets Transferred to Prisma                     n.a.                          -
Directly Held Trading Book Assets                              n.a.                          -
                                                                                          ----
  Total Directly Held Assets                                                                 -

Intercompany Post Petition Receivables from Debtors            55.7                       55.7

Intercompany Pre Petition Receivables from Debtors
EFS VII, Inc (f/k/a Limbach Company Holding Company)            0.0                          -
EFS I, Inc (f/k/a Limbach Facility Services, Inc.)                -                          -
                                                                  -                          -
                                                                  -                          -
Other                                                             -                          -
                                                               ----                       ----
  Total                                                         0.0                          -

Intercompany Receivables from Non-Debtors
                                                                  -                          -
                                                                  -                          -
                                                                  -                          -
                                                                  -                          -
Other                                                             -                          -
                                                               ----                       ----
  Total                                                           -                          -

Equity / Preferred Equity Interests in Affiliates
EFS IX, Inc. (f/k/a Limbach Company Investment Company)        n.a.                       11.6
Sabo & Associates, Inc./Limbach Company, a Joint Venture       n.a.                          -
EFS X, Inc. (f/k/a Marlin Electric, Inc.)                      n.a.                          -
EFS XII, Inc. (f/k/a MEP Services, Inc.)                       n.a.                          -
Other                                                          n.a.                          -
                                                                                          ----
  Total                                                                                   11.6

                                                                                          ----
Total Allocated - Stand-Alone                                                             67.3
                                                                                          ====

                                                                CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                                -----------------------------------
                                                               FACE                 STAND-ALONE VALUE
                                                               ----                 -----------------
Administrative Claims (Post Petition)                            0.9                       0.9
Secured Claims                                                   0.0                       0.0
Priority Claims                                                  1.4                       1.4
Intercompany Payables Post Petition                                -                         -
                                                               -----                      ----
  Total Administrative, Secured & Priority                       2.3                       2.3

Pre Petition General Unsecured Claims
Debt                                                               -                         -
SPE Obligations                                                    -                         -
Guarantee Obligations                                              -                         -
Trade & A/P Liabilities                                            -                         -
Other Liabilities                                               40.8                      21.7

Intercompany Payables Pre Petition
EFS IX, Inc. (f/k/a Limbach Company Investment Company)         33.1                      17.6
EFS Holdings, Inc.                                              25.9                      13.7
Enron Corp.                                                      4.1                       2.2
                                                                   -                         -
Other Debtors                                                      -                         -
EFS Corporate Services, Inc.                                    18.5                       9.8
Enron Facility Services, Inc.                                    0.0                       0.0
                                                                   -                         -
                                                                   -                         -
Other Non-Debtors                                                  -                         -
                                                               -----                      ----
  Total Intercompany Payables                                   81.5                      43.3

                                                               -----                      ----
Total General Unsecured                                        122.3                      65.0

Subordinated Claims                                                -                         -
                                                               -----                      ----
  Total                                                        124.6                      67.3

Equity                                                          n.a.                         -

                                                               -----                      ----
  Total Allocated - Stand-Alone                                124.6                      67.3
                                                               =====                      ====

-----------------------------------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

  APPENDIX C-I

EFS X, INC. (F/K/A MARLIN ELECTRIC, INC.)
($'s in millions)

          UNSECURED RECOVERY %
          --------------------
PLAN GENERAL UNSECURED                       5.7%
PLAN GUARANTEE                               0.0%
Stand-Alone General Unsecured                0.0%
Modified Consolidated General Unsecured     19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                    DEBTOR'S STAND ALONE ASSETS
                                                                    ---------------------------
                                                               FACE                 STAND-ALONE VALUE
                                                               ----                 -----------------
Cash                                                           n.a.                          -
Directly Held Assets to be Liquidated                          n.a.                          -
Interests in PGE to be Liquidated                              n.a.                          -
Directly Held Assets Transferred to CrossCountry               n.a.                          -
Directly Held Assets Transferred to Prisma                     n.a.                          -
Directly Held Trading Book Assets                              n.a.                          -
                                                                                           ---
  Total Directly Held Assets                                                                 -

Intercompany Post Petition Receivables from Debtors               -                          -

Intercompany Pre Petition Receivables from Debtors
EFS Holdings, Inc.                                              0.2                        0.0
EFS XI, Inc. (f/k/a PBM Mechanical, Inc.)                       2.3                        0.0
                                                                  -                          -
                                                                  -                          -
Other                                                             -                          -
                                                               ----                        ---
  Total                                                         2.4                        0.0

Intercompany Receivables from Non-Debtors
                                                                  -                          -
                                                                  -                          -
                                                                  -                          -
                                                                  -                          -
Other                                                             -                          -
                                                               ----                        ---
  Total                                                           -                          -

Equity / Preferred Equity Interests in Affiliates
                                                               n.a.                          -
                                                               n.a.                          -
                                                               n.a.                          -
                                                               n.a.                          -
Other                                                          n.a.                          -
                                                                                           ---
  Total                                                                                      -

                                                                                           ---
Total Allocated - Stand-Alone                                                              0.0
                                                                                           ===

                                                                CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                                -----------------------------------
                                                               FACE                 STAND-ALONE VALUE
                                                               ----                 -----------------
Administrative Claims (Post Petition)                           0.2                        0.0
Secured Claims                                                  0.0                        0.0
Priority Claims                                                   -                          -
Intercompany Payables Post Petition                               -                          -
                                                               ----                        ---
  Total Administrative, Secured & Priority                      0.2                        0.0

Pre Petition General Unsecured Claims
Debt                                                              -                          -
SPE Obligations                                                   -                          -
Guarantee Obligations                                             -                          -
Trade & A/P Liabilities                                           -                          -
Other Liabilities                                               0.9                          -

Intercompany Payables Pre Petition
Artemis Associates, L.L.C.                                      5.5                          -
                                                                  -                          -
                                                                  -                          -
                                                                  -                          -
Other Debtors                                                     -                          -
EFS Corporate Services, Inc.                                    8.3                          -
Enron Facility Services, Inc.                                   0.1                          -
                                                                  -                          -
                                                                  -                          -
Other Non-Debtors                                                 -                          -
                                                               ----                        ---
  Total Intercompany Payables                                  13.9                          -

                                                               ----                        ---
Total General Unsecured                                        14.8                          -

Subordinated Claims                                               -                          -
                                                               ----                        ---
  Total                                                        15.0                        0.0

Equity                                                         n.a.                          -

                                                               ----                        ---
  Total Allocated - Stand-Alone                                15.0                        0.0
                                                               ====                        ===

-----------------------------------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

  APPENDIX C-I

EFS XI, INC. (F/K/A PBM MECHANICAL, INC.)
($'s in millions)

         UNSECURED RECOVERY %
         --------------------
PLAN GENERAL UNSECURED                       5.9%
PLAN GUARANTEE                               0.0%
Stand-Alone General Unsecured                0.2%
Modified Consolidated General Unsecured     19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                    DEBTOR'S STAND ALONE ASSETS
                                                                    ---------------------------
                                                               FACE                 STAND-ALONE VALUE
                                                               ----                 -----------------
Cash                                                           n.a.                          -
Directly Held Assets to be Liquidated                          n.a.                          -
Interests in PGE to be Liquidated                              n.a.                          -
Directly Held Assets Transferred to CrossCountry               n.a.                          -
Directly Held Assets Transferred to Prisma                     n.a.                          -
Directly Held Trading Book Assets                              n.a.                          -
                                                                                           ---
  Total Directly Held Assets                                                                 -

Intercompany Post Petition Receivables from Debtors               -                          -

Intercompany Pre Petition Receivables from Debtors
EFS XII, Inc. (f/k/a MEP Services, Inc.)                        5.5                        0.3
                                                                  -                          -
                                                                  -                          -
                                                                  -                          -
Other                                                             -                          -
                                                               ----                        ---
  Total                                                         5.5                        0.3

Intercompany Receivables from Non-Debtors
                                                                  -                          -
                                                                  -                          -
                                                                  -                          -
                                                                  -                          -
Other                                                             -                          -
                                                               ----                        ---
  Total                                                           -                          -

Equity / Preferred Equity Interests in Affiliates
                                                               n.a.                          -
                                                               n.a.                          -
                                                               n.a.                          -
                                                               n.a.                          -
Other                                                          n.a.                          -
                                                                                           ---
  Total                                                                                      -

                                                                                           ---
Total Allocated - Stand-Alone                                                              0.3
                                                                                           ===

                                                                CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                                -----------------------------------
                                                               FACE                 STAND-ALONE VALUE
                                                               ----                 -----------------
Administrative Claims (Post Petition)                           0.2                        0.2
Secured Claims                                                  0.0                        0.0
Priority Claims                                                 0.0                        0.0
Intercompany Payables Post Petition                               -                          -
                                                               ----                        ---
  Total Administrative, Secured & Priority                      0.2                        0.2

Pre Petition General Unsecured Claims
Debt                                                              -                          -
SPE Obligations                                                   -                          -
Guarantee Obligations                                             -                          -
Trade & A/P Liabilities                                         0.1                        0.0
Other Liabilities                                               2.7                        0.0

Intercompany Payables Pre Petition
Artemis Associates, L.L.C.                                      6.5                        0.0
EFS X, Inc. (f/k/a Marlin Electric, Inc.)                       2.3                        0.0
EFS Holdings, Inc.                                              0.4                        0.0
                                                                  -                          -
Other Debtors                                                     -                          -
EFS Corporate Services, Inc.                                   13.4                        0.0
Enron Facility Services, Inc.                                   0.5                        0.0
                                                                  -                          -
                                                                  -                          -
Other Non-Debtors                                                 -                          -
                                                               ----                        ---
  Total Intercompany Payables                                  23.1                        0.1

                                                               ----                        ---
Total General Unsecured                                        25.8                        0.1

Subordinated Claims                                               -                          -
                                                               ----                        ---
  Total                                                        26.1                        0.3

Equity                                                         n.a.                          -

                                                               ----                        ---
  Total Allocated - Stand-Alone                                26.1                        0.3
                                                               ====                        ===

-----------------------------------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

  APPENDIX C-I

EFS XII, INC. (F/K/A MEP SERVICES, INC.)
($'s in millions)

         UNSECURED RECOVERY %
         --------------------
PLAN GENERAL UNSECURED                       9.5%
PLAN GUARANTEE                               0.0%
Stand-Alone General Unsecured                5.3%
Modified Consolidated General Unsecured     19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                    DEBTOR'S STAND ALONE ASSETS
                                                                    ---------------------------
                                                               FACE                 STAND-ALONE VALUE
                                                               ----                 -----------------
Cash                                                           n.a.                          -
Directly Held Assets to be Liquidated                          n.a.                          -
Interests in PGE to be Liquidated                              n.a.                          -
Directly Held Assets Transferred to CrossCountry               n.a.                          -
Directly Held Assets Transferred to Prisma                     n.a.                          -
Directly Held Trading Book Assets                              n.a.                          -
                                                                                          ----
  Total Directly Held Assets                                                                 -

Intercompany Post Petition Receivables from Debtors               -                          -

Intercompany Pre Petition Receivables from Debtors
                                                                  -                          -
                                                                  -                          -
                                                                  -                          -
                                                                  -                          -
Other                                                             -                          -
                                                               ----                        ---
  Total                                                           -                          -

Intercompany Receivables from Non-Debtors
EFS Corporate Services, Inc.                                    3.9                        0.6
                                                                  -                          -
                                                                  -                          -
                                                                  -                          -
Other                                                             -                          -
                                                               ----                        ---
  Total                                                         3.9                        0.6

Equity / Preferred Equity Interests in Affiliates
MEP Service, LLC                                               n.a.                          -
                                                               n.a.                          -
                                                               n.a.                          -
                                                               n.a.                          -
Other                                                          n.a.                          -
                                                                                           ---
  Total                                                                                      -

                                                                                           ---
Total Allocated - Stand-Alone                                                              0.6
                                                                                           ===

                                                                CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                                -----------------------------------
                                                               FACE                 STAND-ALONE VALUE
                                                               ----                 -----------------
Administrative Claims (Post Petition)                           0.2                        0.2
Secured Claims                                                    -                          -
Priority Claims                                                   -                          -
Intercompany Payables Post Petition                               -                          -
                                                               ----                        ---
  Total Administrative, Secured & Priority                      0.2                        0.2

Pre Petition General Unsecured Claims
Debt                                                              -                          -
SPE Obligations                                                   -                          -
Guarantee Obligations                                             -                          -
Trade & A/P Liabilities                                           -                          -
Other Liabilities                                               0.3                        0.0

Intercompany Payables Pre Petition
EFS XI, Inc. (f/k/a PBM Mechanical, Inc.)                       5.5                        0.3
Artemis Associates, L.L.C.                                      1.3                        0.1
EFS Holdings, Inc.                                              0.2                        0.0
                                                                  -                          -
Other Debtors                                                     -                          -
Enron Facility Services, Inc.                                   0.1                        0.0
                                                                  -                          -
                                                                  -                          -
                                                                  -                          -
Other Non-Debtors                                                 -                          -
                                                               ----                        ---
  Total Intercompany Payables                                   7.1                        0.4

                                                               ----                        ---
Total General Unsecured                                         7.4                        0.4

Subordinated Claims                                               -                          -
                                                               ----                        ---
  Total                                                         7.6                        0.6

Equity                                                         n.a.                          -

                                                               ----                        ---
  Total Allocated - Stand-Alone                                 7.6                        0.6
                                                               ====                        ===

-----------------------------------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

  APPENDIX C-I

EFS XIII, INC. (F/K/A HARPER MECHANICAL CORPORATION)
($'s in millions)

         UNSECURED RECOVERY %
         --------------------
PLAN GENERAL UNSECURED                      75.7%
PLAN GUARANTEE                               0.0%
Stand-Alone General Unsecured              100.0%
Modified Consolidated General Unsecured     19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                    DEBTOR'S STAND ALONE ASSETS
                                                                    ---------------------------
                                                               FACE                 STAND-ALONE VALUE
                                                               ----                 -----------------
Cash                                                           n.a.                          -
Directly Held Assets to be Liquidated                          n.a.                          -
Interests in PGE to be Liquidated                              n.a.                          -
Directly Held Assets Transferred to CrossCountry               n.a.                          -
Directly Held Assets Transferred to Prisma                     n.a.                          -
Directly Held Trading Book Assets                              n.a.                          -
                                                                                          ----
  Total Directly Held Assets                                                                 -

Intercompany Post Petition Receivables from Debtors             7.4                        7.4

Intercompany Pre Petition Receivables from Debtors
EFS I, Inc (f/k/a Limbach Facility Services, Inc.)                -                          -
                                                                  -                          -
                                                                  -                          -
                                                                  -                          -
Other                                                             -                          -
                                                               ----                       ----
  Total                                                           -                          -

Intercompany Receivables from Non-Debtors
EFS Corporate Services, Inc.                                    0.3                        0.1
                                                                  -                          -
                                                                  -                          -
                                                                  -                          -
Other                                                             -                          -
                                                               ----                       ----
  Total                                                         0.3                        0.1

Equity / Preferred Equity Interests in Affiliates
EFS XVII, Inc. (f/k/a Harper Mechanical Corporation
  Investment Company)                                          n.a.                        4.7
                                                               n.a.                          -
                                                               n.a.                          -
                                                               n.a.                          -
Other                                                          n.a.                          -
                                                                                          ----
  Total                                                                                    4.7

                                                                                          ----
Total Allocated - Stand-Alone                                                             12.2
                                                                                          ====

                                                                CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                                -----------------------------------
                                                               FACE                 STAND-ALONE VALUE
                                                               ----                 -----------------
Administrative Claims (Post Petition)                           0.2                        0.2
Secured Claims                                                    -                          -
Priority Claims                                                 0.0                        0.0
Intercompany Payables Post Petition                               -                          -
                                                               ----                       ----
  Total Administrative, Secured & Priority                      0.2                        0.2

Pre Petition General Unsecured Claims
Debt                                                              -                          -
SPE Obligations                                                   -                          -
Guarantee Obligations                                             -                          -
Trade & A/P Liabilities                                         0.7                        0.7
Other Liabilities                                               0.2                        0.2

Intercompany Payables Pre Petition
EFS XVII, Inc. (f/k/a Harper Mechanical Corporation
  Investment Company)                                           5.9                        5.9
EFS Holdings, Inc.                                              0.9                        0.9
Enron Corp.                                                     0.3                        0.3
                                                                  -                          -
Other Debtors                                                     -                          -
Enron Facility Services, Inc.                                   0.0                        0.0
                                                                  -                          -
                                                                  -                          -
                                                                  -                          -
Other Non-Debtors                                                 -                          -
                                                               ----                       ----
  Total Intercompany Payables                                   7.0                        7.0

                                                               ----                       ----
Total General Unsecured                                         7.9                        7.9

Subordinated Claims                                               -                          -
                                                               ----                       ----
  Total                                                         8.2                        8.2

Equity                                                         n.a.                        4.0

                                                               ----                       ----
  Total Allocated - Stand-Alone                                 8.2                       12.2
                                                               ====                       ====

-----------------------------------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

  APPENDIX C-I

EFS XV, INC. (F/K/A MECHANICAL PROFESSIONAL SERVICES, INC.)
($'s in millions)

          UNSECURED RECOVERY %
          --------------------
PLAN GENERAL UNSECURED                       5.7%
PLAN GUARANTEE                               0.0%
Stand-Alone General Unsecured                0.0%
Modified Consolidated General Unsecured     19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                    DEBTOR'S STAND ALONE ASSETS
                                                                    ---------------------------
                                                               FACE                 STAND-ALONE VALUE
                                                               ----                 -----------------
Cash                                                           n.a.                          -
Directly Held Assets to be Liquidated                          n.a.                          -
Interests in PGE to be Liquidated                              n.a.                          -
Directly Held Assets Transferred to CrossCountry               n.a.                          -
Directly Held Assets Transferred to Prisma                     n.a.                          -
Directly Held Trading Book Assets                              n.a.                          -
                                                                                           ---
  Total Directly Held Assets                                                                 -

Intercompany Post Petition Receivables from Debtors               -                          -

Intercompany Pre Petition Receivables from Debtors
EFS Holdings, Inc.                                              0.0                        0.0
Enron Corp.                                                     0.0                        0.0
                                                                  -                          -
                                                                  -                          -
Other                                                             -                          -
                                                               ----                        ---
  Total                                                         0.0                        0.0

Intercompany Receivables from Non-Debtors
Enron Facility Services, Inc.                                   0.0                        0.0
                                                                  -                          -
                                                                  -                          -
                                                                  -                          -
Other                                                             -                          -
                                                               ----                        ---
  Total                                                         0.0                        0.0

Equity / Preferred Equity Interests in Affiliates
                                                               n.a.                          -
                                                               n.a.                          -
                                                               n.a.                          -
                                                               n.a.                          -
Other                                                          n.a.                          -
                                                                                           ---
  Total                                                                                      -

                                                                                           ---
Total Allocated - Stand-Alone                                                              0.0
                                                                                           ===

                                                                CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                                -----------------------------------
                                                               FACE                 STAND-ALONE VALUE
                                                               ----                 -----------------
Administrative Claims (Post Petition)                           0.3                        0.0
Secured Claims                                                    -                          -
Priority Claims                                                 0.0                          -
Intercompany Payables Post Petition                             0.0                        0.0
                                                               ----                        ---
  Total Administrative, Secured & Priority                      0.3                        0.0

Pre Petition General Unsecured Claims
Debt                                                              -                          -
SPE Obligations                                                   -                          -
Guarantee Obligations                                             -                          -
Trade & A/P Liabilities                                           -                          -
Other Liabilities                                               0.1                          -

Intercompany Payables Pre Petition
                                                                  -                          -
                                                                  -                          -
                                                                  -                          -
                                                                  -                          -
Other Debtors                                                     -                          -
EFS Corporate Services, Inc.                                    0.9                          -
                                                                  -                          -
                                                                  -                          -
                                                                  -                          -
Other Non-Debtors                                                 -                          -
                                                               ----                        ---
  Total Intercompany Payables                                   0.9                          -

                                                               ----                        ---
Total General Unsecured                                         1.0                          -

Subordinated Claims                                               -                          -
                                                               ----                        ---
  Total                                                         1.3                        0.0

Equity                                                         n.a.                          -

                                                               ----                        ---
  Total Allocated - Stand-Alone                                 1.3                        0.0
                                                               ====                        ===

-----------------------------------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

  APPENDIX C-I

EFS XVII, INC. (F/K/A HARPER MECHANICAL CORPORATION INVESTMENT COMPANY) ($'s in millions)

         UNSECURED RECOVERY %
         --------------------
PLAN GENERAL UNSECURED                      75.7%
PLAN GUARANTEE                               0.0%
Stand-Alone General Unsecured              100.0%
Modified Consolidated General Unsecured     19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                    DEBTOR'S STAND ALONE ASSETS
                                                                    ---------------------------
                                                               FACE                 STAND-ALONE VALUE
                                                               ----                 -----------------
Cash                                                           n.a.                          -
Directly Held Assets to be Liquidated                          n.a.                          -
Interests in PGE to be Liquidated                              n.a.                          -
Directly Held Assets Transferred to CrossCountry               n.a.                          -
Directly Held Assets Transferred to Prisma                     n.a.                          -
Directly Held Trading Book Assets                              n.a.                          -
                                                                                           ---
  Total Directly Held Assets                                                                 -

Intercompany Post Petition Receivables from Debtors               -                          -

Intercompany Pre Petition Receivables from Debtors
EFS XIII, Inc. (f/k/a Harper Mechanical Corporation)            5.9                        5.9
EFS I, Inc (f/k/a Limbach Facility Services, Inc.)              0.8                        0.6
                                                                  -                          -
                                                                  -                          -
Other                                                             -                          -
                                                               ----                        ---
  Total                                                         6.8                        6.5

Intercompany Receivables from Non-Debtors
                                                                  -                          -
                                                                  -                          -
                                                                  -                          -
                                                                  -                          -
Other                                                             -                          -
                                                               ----                        ---
  Total                                                           -                          -

Equity / Preferred Equity Interests in Affiliates
                                                               n.a.                          -
                                                               n.a.                          -
                                                               n.a.                          -
                                                               n.a.                          -
Other                                                          n.a.                          -
                                                                                           ---
  Total                                                                                      -

                                                                                           ---
Total Allocated - Stand-Alone                                                              6.5
                                                                                           ===

                                                                CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                                -----------------------------------
                                                               FACE                 STAND-ALONE VALUE
                                                               ----                 -----------------
Administrative Claims (Post Petition)                           0.2                        0.2
Secured Claims                                                    -                          -
Priority Claims                                                   -                          -
Intercompany Payables Post Petition                               -                          -
                                                               ----                        ---
  Total Administrative, Secured & Priority                      0.2                        0.2

Pre Petition General Unsecured Claims
Debt                                                              -                          -
SPE Obligations                                                   -                          -
Guarantee Obligations                                             -                          -
Trade & A/P Liabilities                                           -                          -
Other Liabilities                                                 -                          -

Intercompany Payables Pre Petition
EFS Holdings, Inc.                                              1.6                        1.6
                                                                  -                          -
                                                                  -                          -
                                                                  -                          -
Other Debtors                                                     -                          -
                                                                  -                          -
                                                                  -                          -
                                                                  -                          -
                                                                  -                          -
Other Non-Debtors                                                 -                          -
                                                               ----                        ---
  Total Intercompany Payables                                   1.6                        1.6

                                                               ----                        ---
Total General Unsecured                                         1.6                        1.6

Subordinated Claims                                               -                          -
                                                               ----                        ---
  Total                                                         1.8                        1.8

Equity                                                         n.a.                        4.7

                                                               ----                        ---
  Total Allocated - Stand-Alone                                 1.8                        6.5
                                                               ====                        ===

-----------------------------------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

  APPENDIX C-I

EGP FUELS COMPANY
($'s in millions)

         UNSECURED RECOVERY %
         --------------------
PLAN GENERAL UNSECURED                       5.8%
PLAN GUARANTEE                               0.0%
Stand-Alone General Unsecured                0.1%
Modified Consolidated General Unsecured     19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                    DEBTOR'S STAND ALONE ASSETS
                                                                    ---------------------------
                                                               FACE                 STAND-ALONE VALUE
                                                               ----                 -----------------
Cash                                                           n.a.                        0.0
Directly Held Assets to be Liquidated                          n.a.                        0.0
Interests in PGE to be Liquidated                              n.a.                          -
Directly Held Assets Transferred to CrossCountry               n.a.                          -
Directly Held Assets Transferred to Prisma                     n.a.                          -
Directly Held Trading Book Assets                              n.a.                          -
                                                                                           ---
  Total Directly Held Assets                                                               0.0

Intercompany Post Petition Receivables from Debtors               -                          -

Intercompany Pre Petition Receivables from Debtors
Enron Gas Liquids, Inc.                                        12.7                        1.0
                                                                  -                          -
                                                                  -                          -
                                                                  -                          -
Other                                                             -                          -
                                                               ----                        ---
  Total                                                        12.7                        1.0

Intercompany Receivables from Non-Debtors
                                                                  -                          -
                                                                  -                          -
                                                                  -                          -
                                                                  -                          -
Other                                                             -                          -
                                                               ----                        ---
  Total                                                           -                          -

Equity / Preferred Equity Interests in Affiliates
                                                               n.a.                          -
                                                               n.a.                          -
                                                               n.a.                          -
                                                               n.a.                          -
Other                                                          n.a.                          -
                                                                                           ---
  Total                                                                                      -

                                                                                           ---
Total Allocated - Stand-Alone                                                              1.0
                                                                                           ===

                                                                CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                                -----------------------------------
                                                               FACE                 STAND-ALONE VALUE
                                                               ----                 -----------------
Administrative Claims (Post Petition)                            0.2                       0.2
Secured Claims                                                     -                         -
Priority Claims                                                  0.1                       0.1
Intercompany Payables Post Petition                                -                         -
                                                               -----                       ---
  Total Administrative, Secured & Priority                       0.4                       0.4

Pre Petition General Unsecured Claims
Debt                                                               -                         -
SPE Obligations                                                    -                         -
Guarantee Obligations                                              -                         -
Trade & A/P Liabilities                                          0.1                       0.0
Other Liabilities                                                  -                         -

Intercompany Payables Pre Petition
Enron Corp.                                                    312.0                       0.4
Enron Management, Inc.                                         157.8                       0.2
Enron Methanol Company                                           6.8                       0.0
Enron North America Corp.                                        0.0                       0.0
Other Debtors                                                    0.0                       0.0
Florida Gas Transmission Company                                 0.0                       0.0
                                                                   -                         -
                                                                   -                         -
                                                                   -                         -
Other Non-Debtors                                                  -                         -
                                                               -----                       ---
  Total Intercompany Payables                                  476.7                       0.6

                                                               -----                       ---
Total General Unsecured                                        476.8                       0.6

Subordinated Claims                                                -                         -
                                                               -----                       ---
  Total                                                        477.1                       1.0

Equity                                                          n.a.                         -

                                                               -----                       ---
  Total Allocated - Stand-Alone                                477.1                       1.0
                                                               =====                       ===

-----------------------------------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

  APPENDIX C-I

EGS NEW VENTURES CORP.
($'s in millions)

          UNSECURED RECOVERY %
          --------------------
PLAN GENERAL UNSECURED                       7.0%
PLAN GUARANTEE                               0.0%
Stand-Alone General Unsecured                1.8%
Modified Consolidated General Unsecured     19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                    DEBTOR'S STAND ALONE ASSETS
                                                                    ---------------------------
                                                               FACE                 STAND-ALONE VALUE
                                                               ----                 -----------------
Cash                                                           n.a.                          -
Directly Held Assets to be Liquidated                          n.a.                          -
Interests in PGE to be Liquidated                              n.a.                          -
Directly Held Assets Transferred to CrossCountry               n.a.                          -
Directly Held Assets Transferred to Prisma                     n.a.                          -
Directly Held Trading Book Assets                              n.a.                          -
                                                                                           ---
  Total Directly Held Assets                                                                 -

Intercompany Post Petition Receivables from Debtors               -                          -

Intercompany Pre Petition Receivables from Debtors
Louisiana Gas Marketing Company                                21.0                        0.9
Louisiana Resources Company                                     0.0                        0.0
Enron Corp.                                                     0.0                        0.0
                                                                  -                          -
Other                                                             -                          -
                                                               ----                        ---
  Total                                                        21.0                        0.9

Intercompany Receivables from Non-Debtors
                                                                  -                          -
                                                                  -                          -
                                                                  -                          -
                                                                  -                          -
Other                                                             -                          -
                                                               ----                        ---
  Total                                                           -                          -

Equity / Preferred Equity Interests in Affiliates
Louisiana Gas Marketing Company                                n.a.                          -
Louisiana Resources Company                                    n.a.                          -
LGMI, Inc.                                                     n.a.                          -
LRCI, Inc.                                                     n.a.                          -
Other                                                          n.a.                          -
                                                                                           ---
  Total                                                                                      -

                                                                                           ---
Total Allocated - Stand-Alone                                                              0.9
                                                                                           ===

                                                                CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                                -----------------------------------
                                                               FACE                 STAND-ALONE VALUE
                                                               ----                 -----------------
Administrative Claims (Post Petition)                           0.2                        0.2
Secured Claims                                                    -                          -
Priority Claims                                                   -                          -
Intercompany Payables Post Petition                             0.0                        0.0
                                                               ----                        ---
  Total Administrative, Secured & Priority                      0.2                        0.2

Pre Petition General Unsecured Claims
Debt                                                              -                          -
SPE Obligations                                                   -                          -
Guarantee Obligations                                             -                          -
Trade & A/P Liabilities                                           -                          -
Other Liabilities                                                 -                          -

Intercompany Payables Pre Petition
Enron North America Corp.                                      36.7                        0.7
LRCI, Inc.                                                      3.5                        0.1
                                                                  -                          -
                                                                  -                          -
Other Debtors                                                     -                          -
                                                                  -                          -
                                                                  -                          -
                                                                  -                          -
                                                                  -                          -
Other Non-Debtors                                                 -                          -
                                                               ----                        ---
  Total Intercompany Payables                                  40.2                        0.7

                                                               ----                        ---
Total General Unsecured                                        40.2                        0.7

Subordinated Claims                                               -                          -
                                                               ----                        ---
  Total                                                        40.4                        0.9

Equity                                                         n.a.                          -

                                                               ----                        ---
  Total Allocated - Stand-Alone                                40.4                        0.9
                                                               ====                        ===

-----------------------------------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

     APPENDIX C-I
ENA ASSET HOLDINGS L.P.
($'s in millions)

 UNSECURED RECOVERY %
 --------------------
PLAN GENERAL UNSECURED                                                          5.7%
PLAN GUARANTEE                                                                  0.0%
Stand-Alone General Unsecured                                                   0.0%
Modified Consolidated General Unsecured                                        19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.


                                                                                DEBTOR'S STAND ALONE ASSETS
                                                                           -------------------------------------
                                                                           FACE                STAND-ALONE VALUE
                                                                           ----                -----------------
Cash                                                                        n.a.                      1.1
Directly Held Assets to be Liquidated                                       n.a.                      0.0
Interests in PGE to be Liquidated                                           n.a.                        -
Directly Held Assets Transferred to CrossCountry                            n.a.                        -
Directly Held Assets Transferred to Prisma                                  n.a.                        -
Directly Held Trading Book Assets                                           n.a.                        -
                                                                                               ----------
  Total Directly Held Assets                                                                          1.1

Intercompany Post Petition Receivables from Debtors                            -                        -

Intercompany Pre Petition Receivables from Debtors
BAM Lease Company                                                          258.0                        -
BAM Lease Company                                                          172.0                        -
                                                                               -                        -
                                                                               -                        -
Other                                                                          -                        -
                                                                           -----               ----------
  Total                                                                    430.0                        -

Intercompany Receivables from Non-Debtors

                                                                               -                        -
                                                                               -                        -
                                                                               -                        -
                                                                               -                        -
Other                                                                          -                        -
                                                                           -----               ----------
  Total                                                                        -                        -

Equity / Preferred Equity Interests in Affiliates

                                                                            n.a.                        -
                                                                            n.a.                        -
                                                                            n.a.                        -
                                                                            n.a.                        -
Other                                                                       n.a.                        -
                                                                                               ----------
  Total                                                                                                 -
                                                                                               ----------
Total Allocated - Stand-Alone                                                                         1.1
                                                                                               ==========


                                                                            CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                                           -------------------------------------
                                                                           FACE                STAND-ALONE VALUE
                                                                           ----                -----------------
Administrative Claims (Post Petition)                                       3.0                       0.4
Secured Claims                                                                -                         -
Priority Claims                                                               -                         -
Intercompany Payables Post Petition                                         5.3                       0.7
                                                                           ----                ----------
  Total Administrative, Secured & Priority                                  8.3                       1.1

Pre Petition General Unsecured Claims
Debt                                                                          -                         -
SPE Obligations                                                               -                         -
Guarantee Obligations                                                         -                         -
Trade & A/P Liabilities                                                     0.3                         -
Other Liabilities                                                             -                         -

Intercompany Payables Pre Petition

                                                                              -                         -
                                                                              -                         -
                                                                              -                         -
                                                                              -                         -
Other Debtors                                                                 -                         -
                                                                              -                         -
                                                                              -                         -
                                                                              -                         -
                                                                              -                         -
Other Non-Debtors                                                             -                         -
                                                                           ----                ----------
  Total Intercompany Payables                                                 -                         -

                                                                           ----                ----------
Total General Unsecured                                                     0.3                         -

Subordinated Claims                                                           -                         -
                                                                           ----                ----------
  Total                                                                     8.7                       1.1

Equity                                                                      n.a.                        -

                                                                           ----                ----------
  Total Allocated - Stand-Alone                                             8.7                       1.1
                                                                           ====                ==========

----------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

     APPENDIX C-I
ENA UPSTREAM COMPANY, LLC
($'s in millions)

 UNSECURED RECOVERY %
 --------------------
PLAN GENERAL UNSECURED                                                                          5.9%
PLAN GUARANTEE                                                                                  0.0%
Stand-Alone General Unsecured                                                                   0.3%
Modified Consolidated General Unsecured                                                        19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.


                                                                                DEBTOR'S STAND ALONE ASSETS
                                                                           -------------------------------------
                                                                           FACE                STAND-ALONE VALUE
                                                                           ----                -----------------
Cash                                                                        n.a.                      0.0
Directly Held Assets to be Liquidated                                       n.a.                        -
Interests in PGE to be Liquidated                                           n.a.                        -
Directly Held Assets Transferred to CrossCountry                            n.a.                        -
Directly Held Assets Transferred to Prisma                                  n.a.                        -
Directly Held Trading Book Assets                                           n.a.                      3.0
                                                                           -----               ----------
  Total Directly Held Assets                                                                          3.0

Intercompany Post Petition Receivables from Debtors                          0.1                      0.1

Intercompany Pre Petition Receivables from Debtors
Enron North America Corp.                                                   19.3                      4.0
Enron Corp.                                                                 22.1                      3.7
Enron Energy Services, Inc.                                                  0.3                      0.1
                                                                               -                        -
Other                                                                          -                        -
                                                                           -----               ----------
  Total                                                                     41.6                      7.7

Intercompany Receivables from Non-Debtors
Enron Administrative Services Corp.                                          0.9                      0.9
Enron Administrative Services Corp.                                          0.1                      0.1
Enron MW, L.L.C.                                                             0.0                      0.0
                                                                               -                        -
Other                                                                          -                        -
                                                                           -----               ----------
  Total                                                                      1.0                      1.0

Equity / Preferred Equity Interests in Affiliates

                                                                             n.a.                       -
                                                                             n.a.                       -
                                                                             n.a.                       -
                                                                             n.a.                       -
Other                                                                        n.a.                       -
                                                                                               ----------
  Total                                                                                                 -

                                                                                               ----------
Total Allocated - Stand-Alone                                                                        11.9
                                                                                               ==========


                                                                            CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                                           -------------------------------------
                                                                           FACE                STAND-ALONE VALUE
                                                                           ----                -----------------
Administrative Claims (Post Petition)                                        5.4                      5.4
Secured Claims                                                               4.5                      4.5
Priority Claims                                                              0.2                      0.2
Intercompany Payables Post Petition                                          0.9                      0.9
                                                                           -----               ----------
  Total Administrative, Secured & Priority                                  11.0                     11.0

Pre Petition General Unsecured Claims
Debt                                                                           -                        -
SPE Obligations                                                                -                        -
Guarantee Obligations                                                          -                        -
Trade & A/P Liabilities                                                    164.8                      0.4
Other Liabilities                                                          145.6                      0.4

Intercompany Payables Pre Petition
Risk Management & Trading Corp.                                              0.4                      0.0
                                                                               -                        -
                                                                               -                        -
                                                                               -                        -
Other Debtors                                                                  -                        -
Star VPP, LP                                                                 3.8                      0.0
Enron MW, L.L.C.                                                             0.0                      0.0
                                                                               -                        -
                                                                               -                        -
Other Non-Debtors                                                              -                        -
                                                                           -----               ----------
  Total Intercompany Payables                                                4.3                      0.0

                                                                           -----               ----------
Total General Unsecured                                                    314.7                      0.8

Subordinated Claims                                                            -                        -
                                                                           -----               ----------
  Total                                                                    325.7                     11.9

Equity                                                                      n.a.                        -

                                                                           -----               ----------
  Total Allocated - Stand-Alone                                            325.7                     11.9
                                                                           =====               ==========

----------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

     APPENDIX C-I
ENROCK MANAGEMENT, LLC
($'s in millions)

 UNSECURED RECOVERY %
 --------------------
PLAN GENERAL UNSECURED                                                                          5.7%
PLAN GUARANTEE                                                                                  0.0%
Stand-Alone General Unsecured                                                                   0.0%
Modified Consolidated General Unsecured                                                        19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.


                                                                                DEBTOR'S STAND ALONE ASSETS
                                                                           -------------------------------------
                                                                           FACE                STAND-ALONE VALUE
                                                                           ----                -----------------
Cash                                                                        n.a.                        -
Directly Held Assets to be Liquidated                                       n.a.                        -
Interests in PGE to be Liquidated                                           n.a.                        -
Directly Held Assets Transferred to CrossCountry                            n.a.                        -
Directly Held Assets Transferred to Prisma                                  n.a.                        -
Directly Held Trading Book Assets                                           n.a.                        -
                                                                                               ----------
  Total Directly Held Assets                                                                            -

Intercompany Post Petition Receivables from Debtors                            -                        -

Intercompany Pre Petition Receivables from Debtors
EnRock, L.P.                                                                 0.0                      0.0
                                                                               -                        -
                                                                               -                        -
                                                                               -                        -
Other                                                                          -                        -
                                                                           -----               ----------
  Total                                                                      0.0                    0.0

Intercompany Receivables from Non-Debtors

                                                                               -                        -
                                                                               -                        -
                                                                               -                        -
                                                                               -                        -
Other                                                                          -                        -
                                                                           -----               ----------
  Total                                                                        -                       -

Equity / Preferred Equity Interests in Affiliates
EnRock, L.P.                                                                n.a.                      0.0
                                                                            n.a.                        -
                                                                            n.a.                        -
                                                                            n.a.                        -
Other                                                                       n.a.                        -
                                                                                               ----------
  Total                                                                                               0.0

                                                                                               ----------
Total Allocated - Stand-Alone                                                                         0.0
                                                                                               ==========


                                                                            CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                                           -------------------------------------
                                                                           FACE                STAND-ALONE VALUE
                                                                           ----                -----------------
Administrative Claims (Post Petition)                                       0.2                       0.0
Secured Claims                                                                -                         -
Priority Claims                                                               -                         -
Intercompany Payables Post Petition                                           -                         -
                                                                           ----                ----------
  Total Administrative, Secured & Priority                                  0.2                       0.0

Pre Petition General Unsecured Claims
Debt                                                                          -                         -
SPE Obligations                                                               -                         -
Guarantee Obligations                                                         -                         -
Trade & A/P Liabilities                                                       -                         -
Other Liabilities                                                             -                         -

Intercompany Payables Pre Petition

                                                                              -                         -
                                                                              -                         -
                                                                              -                         -
                                                                              -                         -
Other Debtors                                                                 -                         -
                                                                              -                         -
                                                                              -                         -
                                                                              -                         -
                                                                              -                         -
Other Non-Debtors                                                             -                         -
                                                                           ----                ----------
  Total Intercompany Payables                                                 -                         -

                                                                           ----                ----------
Total General Unsecured                                                       -                         -

Subordinated Claims                                                           -                         -
                                                                           ----                ----------
  Total                                                                     0.2                       0.0

Equity                                                                     n.a.                         -

                                                                           ----                ----------
  Total Allocated - Stand-Alone                                             0.2                       0.0
                                                                           ====                ==========

----------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

     APPENDIX C-I

ENROCK, L.P.
($'s in millions)

  UNSECURED RECOVERY %
  --------------------
PLAN GENERAL UNSECURED                                                                          75.7%
PLAN GUARANTEE                                                                                   0.0%
Stand-Alone General Unsecured                                                                  100.0%
Modified Consolidated General Unsecured                                                         19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                                DEBTOR'S STAND ALONE ASSETS
                                                                           -------------------------------------
                                                                           FACE                STAND-ALONE VALUE
                                                                           ----                -----------------
Cash                                                                        n.a.                      0.0
Directly Held Assets to be Liquidated                                       n.a.                      0.0
Interests in PGE to be Liquidated                                           n.a.                        -
Directly Held Assets Transferred to CrossCountry                            n.a.                        -
Directly Held Assets Transferred to Prisma                                  n.a.                        -
Directly Held Trading Book Assets                                           n.a.                        -
                                                                                                      ---
  Total Directly Held Assets                                                                          0.0

Intercompany Post Petition Receivables from Debtors                            -                        -

Intercompany Pre Petition Receivables from Debtors
ECI-Texas, L.P.                                                              3.6                      3.6
                                                                               -                        -
                                                                               -                        -
                                                                               -                        -
Other                                                                          -                        -
                                                                             ---                      ---
  Total                                                                      3.6                      3.6

Intercompany Receivables from Non-Debtors

                                                                               -                        -
                                                                               -                        -
                                                                               -                        -
                                                                               -                        -
Other                                                                          -                        -
                                                                             ---                      ---
  Total                                                                        -                        -

Equity / Preferred Equity Interests in Affiliates

                                                                            n.a.                        -
                                                                            n.a.                        -
                                                                            n.a.                        -
                                                                            n.a.                        -
Other                                                                       n.a.                        -
                                                                                                      ---
  Total                                                                                                 -

                                                                                                      ---
Total Allocated - Stand-Alone                                                                         3.6
                                                                                                      ===


                                                                            CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                                           -------------------------------------
                                                                           FACE                STAND-ALONE VALUE
                                                                           ----                -----------------
Administrative Claims (Post Petition)                                       0.3                       0.3
Secured Claims                                                                -                         -
Priority Claims                                                               -                         -
Intercompany Payables Post Petition                                           -                         -
                                                                            ---                       ---
  Total Administrative, Secured & Priority                                  0.3                       0.3

Pre Petition General Unsecured Claims
Debt                                                                          -                         -
SPE Obligations                                                               -                         -
Guarantee Obligations                                                         -                         -
Trade & A/P Liabilities                                                       -                         -
Other Liabilities                                                             -                         -

Intercompany Payables Pre Petition
Enron Broadband Services, Inc.                                              3.0                       3.0
EnRock Management, LLC                                                      0.0                       0.0
Enron Broadband Services, Inc.                                                -                         -
                                                                              -                         -
Other Debtors                                                                 -                         -
                                                                              -                         -
                                                                              -                         -
                                                                              -                         -
                                                                              -                         -
Other Non-Debtors                                                             -                         -
                                                                            ---                       ---
  Total Intercompany Payables                                               3.0                       3.0

                                                                            ---                       ---
Total General Unsecured                                                     3.0                       3.0

Subordinated Claims                                                           -                         -
                                                                            ---                       ---
  Total                                                                     3.3                       3.3

Equity                                                                     n.a.                       0.3

                                                                            ---                       ---
  Total Allocated - Stand-Alone                                             3.3                       3.6
                                                                            ===                       ===

----------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

     APPENDIX C-I

ENRON ACQUISITION III CORP.
($'s in millions)

    UNSECURED RECOVERY %
    --------------------
PLAN GENERAL UNSECURED                                                                          21.1%
PLAN GUARANTEE                                                                                   0.0%
Stand-Alone General Unsecured                                                                   21.9%
Modified Consolidated General Unsecured                                                         19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.


                                                                                DEBTOR'S STAND ALONE ASSETS
                                                                           -------------------------------------
                                                                           FACE                STAND-ALONE VALUE
                                                                           ----                -----------------
Cash                                                                        n.a.                      0.1
Directly Held Assets to be Liquidated                                       n.a.                        -
Interests in PGE to be Liquidated                                           n.a.                        -
Directly Held Assets Transferred to CrossCountry                            n.a.                        -
Directly Held Assets Transferred to Prisma                                  n.a.                        -
Directly Held Trading Book Assets                                           n.a.                        -
                                                                                                      ---
  Total Directly Held Assets                                                                          0.1

Intercompany Post Petition Receivables from Debtors                          0.2                      0.2

Intercompany Pre Petition Receivables from Debtors
Enron Energy Services, LLC                                                   1.1                      0.3
Enron Energy Services, Inc.                                                  0.8                      0.2
                                                                               -                        -
                                                                               -                        -
Other                                                                          -                        -
                                                                            ----                      ---
  Total                                                                      1.8                      0.4

Intercompany Receivables from Non-Debtors

                                                                               -                        -
                                                                               -                        -
                                                                               -                        -
                                                                               -                        -
Other                                                                          -                        -
                                                                            ----                      ---
  Total                                                                        -                        -

Equity / Preferred Equity Interests in Affiliates

                                                                            n.a.                        -
                                                                            n.a.                        -
                                                                            n.a.                        -
                                                                            n.a.                        -
Other                                                                       n.a.                        -
                                                                                                      ---
  Total                                                                                                 -

                                                                                                      ---
Total Allocated - Stand-Alone                                                                         0.7
                                                                                                      ===


                                                                            CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                                           -------------------------------------
                                                                           FACE                STAND-ALONE VALUE
                                                                           ----                -----------------
Administrative Claims (Post Petition)                                       0.2                       0.2
Secured Claims                                                              0.1                       0.1
Priority Claims                                                               -                         -
Intercompany Payables Post Petition                                           -                         -
                                                                           ----                       ---
  Total Administrative, Secured & Priority                                  0.3                       0.3

Pre Petition General Unsecured Claims
Debt                                                                          -                         -
SPE Obligations                                                               -                         -
Guarantee Obligations                                                         -                         -
Trade & A/P Liabilities                                                     0.0                       0.0
Other Liabilities                                                             -                         -

Intercompany Payables Pre Petition
Enron Energy Services Operations, Inc.                                      1.3                       0.3
Enron Corp.                                                                 0.5                       0.1
Enron Energy Services North America, Inc.                                   0.2                       0.0
                                                                              -                         -
Other Debtors                                                                 -                         -
EES Property Services, Inc.                                                 0.0                       0.0
                                                                              -                         -
                                                                              -                         -
                                                                              -                         -
Other Non-Debtors                                                             -                         -
                                                                           ----                       ---
  Total Intercompany Payables                                               2.0                       0.4

                                                                           ----                       ---
Total General Unsecured                                                     2.1                       0.5

Subordinated Claims                                                           -                         -
                                                                           ----                       ---
  Total                                                                     2.4                       0.7

Equity                                                                     n.a.                         -

                                                                           ----                       ---
  Total Allocated - Stand-Alone                                             2.4                       0.7
                                                                           ====                       ===

----------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

     APPENDIX C-I

ENRON ACS, INC.
($'s in millions)

     UNSECURED RECOVERY %
     --------------------
PLAN GENERAL UNSECURED                                                                          5.7%
PLAN GUARANTEE                                                                                  0.0%
Stand-Alone General Unsecured                                                                   0.0%
Modified Consolidated General Unsecured                                                        19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.


                                                                                DEBTOR'S STAND ALONE ASSETS
                                                                           -------------------------------------
                                                                           FACE                STAND-ALONE VALUE
                                                                           ----                -----------------
Cash                                                                        n.a.                        -
Directly Held Assets to be Liquidated                                       n.a.                      0.1
Interests in PGE to be Liquidated                                           n.a.                        -
Directly Held Assets Transferred to CrossCountry                            n.a.                        -
Directly Held Assets Transferred to Prisma                                  n.a.                        -
Directly Held Trading Book Assets                                           n.a.                        -
                                                                                                      ---
  Total Directly Held Assets                                                                          0.1

Intercompany Post Petition Receivables from Debtors                          0.0                      0.0

Intercompany Pre Petition Receivables from Debtors

LOA, Inc.                                                                    0.0                      0.0
                                                                               -                        -
                                                                               -                        -
                                                                               -                        -
Other                                                                          -                        -
                                                                            ----                      ---
  Total                                                                      0.0                      0.0

Intercompany Receivables from Non-Debtors

Enron Administrative Services Corp.                                          0.0                      0.0
                                                                               -                        -
                                                                               -                        -
                                                                               -                        -
Other                                                                          -                        -
                                                                            ----                      ---
  Total                                                                      0.0                      0.0

Equity / Preferred Equity Interests in Affiliates

                                                                             n.a.                       -
                                                                             n.a.                       -
                                                                             n.a.                       -
                                                                             n.a.                       -
Other                                                                        n.a.                       -
                                                                                                      ---
  Total                                                                                                 -

                                                                                                      ---
Total Allocated - Stand-Alone                                                                         0.1
                                                                                                      ===


                                                                            CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                                           -------------------------------------
                                                                           FACE                STAND-ALONE VALUE
                                                                           ----                -----------------
Administrative Claims (Post Petition)                                       0.2                       0.1
Secured Claims                                                                -                         -
Priority Claims                                                               -                         -
Intercompany Payables Post Petition                                         0.0                       0.0
                                                                           ----                       ---
  Total Administrative, Secured & Priority                                  0.2                       0.1

Pre Petition General Unsecured Claims
Debt                                                                          -                         -
SPE Obligations                                                               -                         -
Guarantee Obligations                                                         -                         -
Trade & A/P Liabilities                                                       -                         -
Other Liabilities                                                             -                         -

Intercompany Payables Pre Petition

Enron Corp.                                                                 2.9                         -
                                                                              -                         -
                                                                              -                         -
                                                                              -                         -
Other Debtors                                                                 -                         -
                                                                              -                         -
                                                                              -                         -
                                                                              -                         -
                                                                              -                         -
Other Non-Debtors                                                             -                         -
                                                                           ----                       ---
  Total Intercompany Payables                                               2.9                         -

                                                                           ----                       ---
Total General Unsecured                                                     2.9                         -

Subordinated Claims                                                           -                         -
                                                                           ----                       ---
  Total                                                                     3.1                       0.1

Equity                                                                     n.a.                         -

                                                                           ----                       ---
  Total Allocated - Stand-Alone                                             3.1                       0.1
                                                                           ====                       ===

----------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

     APPENDIX C-I

ENRON ALLIGATOR ALLEY PIPELINE COMPANY
($'s in millions)

     UNSECURED RECOVERY %
     --------------------
PLAN GENERAL UNSECURED                                                                          5.7%
PLAN GUARANTEE                                                                                  0.0%
Stand-Alone General Unsecured                                                                   0.0%
Modified Consolidated General Unsecured                                                        19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.


                                                                                DEBTOR'S STAND ALONE ASSETS
                                                                           -------------------------------------
                                                                           FACE                STAND-ALONE VALUE
                                                                           ----                -----------------
Cash                                                                        n.a.                      0.0
Directly Held Assets to be Liquidated                                       n.a.                        -
Interests in PGE to be Liquidated                                           n.a.                        -
Directly Held Assets Transferred to CrossCountry                            n.a.                        -
Directly Held Assets Transferred to Prisma                                  n.a.                        -
Directly Held Trading Book Assets                                           n.a.                        -
                                                                                                      ---
  Total Directly Held Assets                                                                          0.0

Intercompany Post Petition Receivables from Debtors                            -                        -

Intercompany Pre Petition Receivables from Debtors

Enron Transportation Services Company                                        0.0                      0.0
                                                                               -                        -
                                                                               -                        -
                                                                               -                        -
Other                                                                          -                        -
                                                                             ---                      ---
  Total                                                                      0.0                      0.0

Intercompany Receivables from Non-Debtors

                                                                               -                        -
                                                                               -                        -
                                                                               -                        -
                                                                               -                        -
Other                                                                          -                        -
                                                                             ---                      ---
  Total                                                                        -                        -

Equity / Preferred Equity Interests in Affiliates

                                                                            n.a.                        -
                                                                            n.a.                        -
                                                                            n.a.                        -
                                                                            n.a.                        -
Other                                                                       n.a.                        -
                                                                                                      ---
  Total                                                                                                 -

                                                                                                      ---
Total Allocated - Stand-Alone                                                                         0.0
                                                                                                      ===


                                                                            CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                                           -------------------------------------
                                                                           FACE                STAND-ALONE VALUE
                                                                           ----                -----------------
Administrative Claims (Post Petition)                                       0.2                       0.0
Secured Claims                                                                -                         -
Priority Claims                                                               -                         -
Intercompany Payables Post Petition                                         0.0                       0.0
                                                                           ----                       ---
  Total Administrative, Secured & Priority                                  0.2                       0.0

Pre Petition General Unsecured Claims

Debt                                                                          -                         -
SPE Obligations                                                               -                         -
Guarantee Obligations                                                         -                         -
Trade & A/P Liabilities                                                     0.0                         -
Other Liabilities                                                           0.1                         -

Intercompany Payables Pre Petition

Enron Operations Services Corp. (ETS)                                       0.8                         -
                                                                              -                         -
                                                                              -                         -
                                                                              -                         -
Other Debtors                                                                 -                         -
                                                                              -                         -
                                                                              -                         -
                                                                              -                         -
                                                                              -                         -
Other Non-Debtors                                                             -                         -
                                                                           ----                       ---
  Total Intercompany Payables                                               0.8                         -

                                                                           ----                       ---

Total General Unsecured                                                     1.0                         -

Subordinated Claims                                                           -                         -
                                                                           ----                       ---
  Total                                                                     1.2                       0.0

Equity                                                                     n.a.                         -

                                                                           ----                       ---
  Total Allocated - Stand-Alone                                             1.2                       0.0
                                                                           ====                       ===

----------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

     APPENDIX C-I

ENRON ASIA PACIFIC/AFRICA/CHINA LLC
($'s in millions)

     UNSECURED RECOVERY %
     --------------------
PLAN GENERAL UNSECURED                                                                          33.0%
PLAN GUARANTEE                                                                                   0.0%
Stand-Alone General Unsecured                                                                   39.0%
Modified Consolidated General Unsecured                                                         19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.


                                                                                DEBTOR'S STAND ALONE ASSETS
                                                                           -------------------------------------
                                                                           FACE                STAND-ALONE VALUE
                                                                           ----                -----------------
Cash                                                                         n.a.                     6.2
Directly Held Assets to be Liquidated                                        n.a.                     0.2
Interests in PGE to be Liquidated                                            n.a.                       -
Directly Held Assets Transferred to CrossCountry                             n.a.                       -
Directly Held Assets Transferred to Prisma                                   n.a.                       -
Directly Held Trading Book Assets                                            n.a.                       -
                                                                                                    -----
  Total Directly Held Assets                                                                          6.4

Intercompany Post Petition Receivables from Debtors                          0.0                      0.0

Intercompany Pre Petition Receivables from Debtors

Enron Holding Company L.L.C.                                                 4.6                      4.6
E Power Holdings Corp.                                                       3.8                      2.2
Enron South America LLC                                                      0.7                      0.2
Enron International Korea Holdings Corp.                                     0.1                      0.1
Other                                                                        2.1                      0.2
                                                                             ---                    -----
  Total                                                                     11.2                      7.2

Intercompany Receivables from Non-Debtors

Hainan Meinan Power Company CJV                                              0.3                      0.3
Enron Australia Pty Limited                                                  0.2                      0.1
Enron International Energy (Asia) Pte. Ltd.                                  1.2                      0.1
Enron International Chengdu Power Ltd.                                       0.1                      0.1
Other                                                                        1.8                      0.1
                                                                             ---                    -----
  Total                                                                      3.7                      0.8

Equity / Preferred Equity Interests in Affiliates

Enron International Korea Holdings Corp.                                     n.a.                   163.0
Enron Nigeria Power Holding Ltd.                                             n.a.                     6.9
Enron Wenchang Holdings Company Ltd.                                         n.a.                     2.6
Enron Development Management Ltd.                                            n.a.                     0.3
Other                                                                        n.a.                     0.1
                                                                                                    -----
  Total                                                                                             173.0

                                                                                                    -----
 Total Allocated - Stand-Alone                                                                      187.5
                                                                                                    =====


                                                                            CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                                           -------------------------------------
                                                                           FACE                STAND-ALONE VALUE
                                                                           ----                -----------------
Administrative Claims (Post Petition)                                        0.5                      0.5
Secured Claims                                                               7.7                      7.7
Priority Claims                                                                -                        -
Intercompany Payables Post Petition                                            -                        -
                                                                           -----                    -----
  Total Administrative, Secured & Priority                                   8.2                      8.2

Pre Petition General Unsecured Claims

Debt                                                                           -                        -
SPE Obligations                                                                -                        -
Guarantee Obligations                                                          -                        -
Trade & A/P Liabilities                                                      0.1                      0.0
Other Liabilities                                                            1.3                      0.5

Intercompany Payables Pre Petition

Enron Corp.                                                                403.1                    157.3
Atlantic Commercial Finance, Inc.                                           11.4                      4.5
Enron Expat Services Inc.                                                    9.0                      3.5
Enron Power Corp.                                                            4.5                      1.7
Other Debtors                                                                9.7                      3.8
Enron Nigeria Power Holding Ltd.                                            16.2                      6.3
Enron Overseas Services Corp.                                                1.9                      0.8
EI Guam Operations, L.L.C.                                                   1.1                      0.4
Batangas Power Corp.                                                         0.4                      0.2
Other Non-Debtors                                                            0.8                      0.3
                                                                           -----                    -----
  Total Intercompany Payables                                              458.1                    178.7

                                                                           -----                    -----
Total General Unsecured                                                    459.4                    179.2

Subordinated Claims                                                            -                        -
                                                                           -----                    -----
  Total                                                                    467.7                    187.5

Equity                                                                      n.a.                        -

                                                                           -----                    -----
  Total Allocated - Stand-Alone                                            467.7                    187.5
                                                                           =====                    =====

----------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

     APPENDIX C-I

ENRON ASSET MANAGEMENT RESOURCES, INC.
($'s in millions)

     UNSECURED RECOVERY %
     --------------------
PLAN GENERAL UNSECURED                                                                          5.7%
PLAN GUARANTEE                                                                                  0.0%
Stand-Alone General Unsecured                                                                   0.0%
Modified Consolidated General Unsecured                                                        19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                                DEBTOR'S STAND ALONE ASSETS
                                                                           -------------------------------------
                                                                           FACE                STAND-ALONE VALUE
                                                                           ----                -----------------
Cash                                                                        n.a.                        -
Directly Held Assets to be Liquidated                                       n.a.                      0.0
Interests in PGE to be Liquidated                                           n.a.                        -
Directly Held Assets Transferred to CrossCountry                            n.a.                        -
Directly Held Assets Transferred to Prisma                                  n.a.                        -
Directly Held Trading Book Assets                                           n.a.                        -
                                                                                                      ---
  Total Directly Held Assets                                                                          0.0

Intercompany Post Petition Receivables from Debtors                         0.0                       0.0

Intercompany Pre Petition Receivables from Debtors

Enron Operations Services Corp. (ETS)                                       0.7                       0.2
Superior Construction Company                                               0.0                       0.0
Enron Net Works LLC                                                         0.1                       0.0
Enron North America Corp.                                                   0.0                       0.0
Other                                                                       0.1                       0.0
                                                                            ---                       ---
  Total                                                                     0.9                       0.2

Intercompany Receivables from Non-Debtors

CGNN Holding Company, Inc.                                                  0.3                       0.3
Enron Equipment Installation Company                                        0.0                       0.0
Enron America del Sur S.A.                                                  0.0                       0.0
Florida Gas Transmission Company                                            0.0                       0.0
Other                                                                       0.0                       0.0
                                                                            ---                       ---
  Total                                                                     0.3                       0.3

Equity / Preferred Equity Interests in Affiliates

                                                                            n.a.                        -
                                                                            n.a.                        -
                                                                            n.a.                        -
                                                                            n.a.                        -
Other                                                                       n.a.                        -
                                                                                                      ---
  Total                                                                                                 -

                                                                                                      ---
Total Allocated - Stand-Alone                                                                         0.5
                                                                                                      ===

                                                                            CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                                           -------------------------------------
                                                                           FACE                STAND-ALONE VALUE
                                                                           ----                -----------------
Administrative Claims (Post Petition)                                       0.2                       0.2
Secured Claims                                                                -                         -
Priority Claims                                                             2.5                       0.3
Intercompany Payables Post Petition                                           -                         -
                                                                            ---                       ---
  Total Administrative, Secured & Priority                                  2.7                       0.5

Pre Petition General Unsecured Claims

Debt                                                                          -                         -
SPE Obligations                                                               -                         -
Guarantee Obligations                                                         -                         -
Trade & A/P Liabilities                                                     0.0                         -
Other Liabilities                                                           0.1                         -

Intercompany Payables Pre Petition

Enron Property & Services Corp.                                             2.3                         -
Enron Corp.                                                                 1.8                         -
Enron Transportation Services Company                                       0.3                         -
Enron Engineering & Construction Company                                    0.1                         -
Other Debtors                                                               0.0                         -
Enron Operations, L.P.                                                      0.2                         -
Northern Plains Natural Gas Company                                         0.0                         -
Enron Transredes Services L.L.C.                                            0.0                         -
WRA Services Corp.                                                          0.0                         -
Other Non-Debtors                                                             -                         -
                                                                            ---                       ---
  Total Intercompany Payables                                               4.6                         -

                                                                            ---                       ---
Total General Unsecured                                                     4.8                         -

Subordinated Claims                                                           -                         -
                                                                            ---                       ---
  Total                                                                     7.5                       0.5

Equity                                                                     n.a.                         -

                                                                            ---                       ---
  Total Allocated - Stand-Alone                                             7.5                       0.5
                                                                            ===                       ===

----------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

     APPENDIX C-I

ENRON BRAZIL POWER HOLDINGS I LTD.
($'s in millions)

     UNSECURED RECOVERY %
     --------------------
PLAN GENERAL UNSECURED                                                                          22.0%
PLAN GUARANTEE                                                                                   0.0%
Stand-Alone General Unsecured                                                                   23.3%
Modified Consolidated General Unsecured                                                         19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                                DEBTOR'S STAND ALONE ASSETS
                                                                           -------------------------------------
                                                                           FACE                STAND-ALONE VALUE
                                                                           ----                -----------------
Cash                                                                        n.a.                        -
Directly Held Assets to be Liquidated                                       n.a.                        -
Interests in PGE to be Liquidated                                           n.a.                        -
Directly Held Assets Transferred to CrossCountry                            n.a.                        -
Directly Held Assets Transferred to Prisma                                  n.a.                        -
Directly Held Trading Book Assets                                           n.a.                        -
                                                                                                      ---
  Total Directly Held Assets                                                                            -

Intercompany Post Petition Receivables from Debtors                            -                        -

Intercompany Pre Petition Receivables from Debtors

Enron South America LLC                                                      8.6                      2.5
                                                                               -                        -
                                                                               -                        -
                                                                               -                        -
Other                                                                          -                        -
                                                                            ----                      ---
  Total                                                                      8.6                      2.5

Intercompany Receivables from Non-Debtors

Enron Netherlands Holding B.V.                                              51.5                      2.2
Enron Electric Power Brazil C.V.                                             1.3                      0.4
                                                                               -                        -
                                                                               -                        -
Other                                                                          -                        -
                                                                            ----                      ---
  Total                                                                     52.9                      2.6

Equity / Preferred Equity Interests in Affiliates

GasMat Holdings Ltd.                                                        n.a.                      0.0
Enron Brazil Power Investments I Ltd.                                       n.a.                        -
                                                                            n.a.                        -
                                                                            n.a.                        -
Other                                                                       n.a.                        -
                                                                                                      ---
  Total                                                                                               0.0

                                                                                                      ---
Total Allocated - Stand-Alone                                                                         5.1
                                                                                                      ===


                                                                            CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                                           -------------------------------------
                                                                           FACE                STAND-ALONE VALUE
                                                                           ----                -----------------
Administrative Claims (Post Petition)                                        0.2                      0.2
Secured Claims                                                                 -                        -
Priority Claims                                                                -                        -
Intercompany Payables Post Petition                                            -                        -
                                                                            ----                      ---
  Total Administrative, Secured & Priority                                   0.2                      0.2

Pre Petition General Unsecured Claims

Debt                                                                           -                        -
SPE Obligations                                                                -                        -
Guarantee Obligations                                                          -                        -
Trade & A/P Liabilities                                                        -                        -
Other Liabilities                                                              -                        -

Intercompany Payables Pre Petition

Enron Development Funding Ltd.                                              19.0                      4.4
Enron Corp.                                                                  1.7                      0.4
Enron do Brazil Holdings Ltd.                                                0.5                      0.1
                                                                               -                        -
Other Debtors                                                                  -                        -
Enron Brazil Power Investments I Ltd.                                        0.0                      0.0
GasMat Holdings Ltd.                                                         0.0                      0.0
                                                                               -                        -
                                                                               -                        -
Other Non-Debtors                                                              -                        -
                                                                            ----                      ---
  Total Intercompany Payables                                               21.1                      4.9

                                                                            ----                      ---
Total General Unsecured                                                     21.1                      4.9

Subordinated Claims                                                            -                        -
                                                                            ----                      ---
  Total                                                                     21.4                      5.1

Equity                                                                      n.a.                        -

                                                                            ----                      ---
  Total Allocated - Stand-Alone                                             21.4                      5.1
                                                                            ====                      ===

----------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

     APPENDIX C-I

ENRON BRAZIL POWER HOLDINGS XI LTD.
($'s in millions)

     UNSECURED RECOVERY %
     --------------------
PLAN GENERAL UNSECURED                                                                          5.7%
PLAN GUARANTEE                                                                                  0.0%
Stand-Alone General Unsecured                                                                   0.0%
Modified Consolidated General Unsecured                                                        19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                                DEBTOR'S STAND ALONE ASSETS
                                                                           -------------------------------------
                                                                           FACE                STAND-ALONE VALUE
                                                                           ----                -----------------
Cash                                                                        n.a.                        -
Directly Held Assets to be Liquidated                                       n.a.                        -
Interests in PGE to be Liquidated                                           n.a.                        -
Directly Held Assets Transferred to CrossCountry                            n.a.                        -
Directly Held Assets Transferred to Prisma                                  n.a.                        -
Directly Held Trading Book Assets                                           n.a.                        -
                                                                                                      ---
  Total Directly Held Assets                                                                            -

Intercompany Post Petition Receivables from Debtors                            -                        -

Intercompany Pre Petition Receivables from Debtors

Atlantic Commercial Finance, Inc.                                            0.0                      0.0
                                                                               -                        -
                                                                               -                        -
                                                                               -                        -
Other                                                                          -                        -
                                                                           -----                      ---
  Total                                                                      0.0                      0.0

Intercompany Receivables from Non-Debtors
                                                                               -                        -
                                                                               -                        -
                                                                               -                        -
                                                                               -                        -
Other                                                                          -                        -
                                                                           -----                      ---
  Total                                                                        -                        -

Equity / Preferred Equity Interests in Affiliates

ETB - Energia Total do Brasil Ltda.                                         n.a.                        -
Enron Brazil Power Investments XI Ltd.                                      n.a.                        -
                                                                            n.a.                        -
                                                                            n.a.                        -
Other                                                                       n.a.                        -
                                                                                                      ---
  Total                                                                                                 -

                                                                                                      ---
Total Allocated - Stand-Alone                                                                         0.0
                                                                                                      ===

                                                                            CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                                           -------------------------------------
                                                                           FACE                STAND-ALONE VALUE
                                                                           ----                -----------------
Administrative Claims (Post Petition)                                        0.2                      0.0
Secured Claims                                                                 -                        -
Priority Claims                                                                -                        -
Intercompany Payables Post Petition                                            -                        -
                                                                           -----                      ---
  Total Administrative, Secured & Priority                                   0.2                      0.0

Pre Petition General Unsecured Claims

Debt                                                                           -                        -
SPE Obligations                                                                -                        -
Guarantee Obligations                                                          -                        -
Trade & A/P Liabilities                                                        -                        -
Other Liabilities                                                              -                        -

Intercompany Payables Pre Petition

Enron Development Funding Ltd.                                             205.0                        -
Enron Corp.                                                                  5.2                        -
Enron South America LLC                                                      0.0                        -
Enron Brazil Power Investments XI Ltd.                                       0.0                        -
Other Debtors                                                                  -                        -
                                                                               -                        -
                                                                               -                        -
                                                                               -                        -
                                                                               -                        -
Other Non-Debtors                                                              -                        -
                                                                           -----                      ---
  Total Intercompany Payables                                              210.2                        -

                                                                           -----                      ---
Total General Unsecured                                                    210.2                        -

Subordinated Claims                                                            -                        -
                                                                           -----                      ---
  Total                                                                    210.4                      0.0

Equity                                                                      n.a.                        -

                                                                           -----                      ---
  Total Allocated - Stand-Alone                                            210.4                      0.0
                                                                           =====                      ===

---------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

     APPENDIX C-I

ENRON BRAZIL POWER INVESTMENTS XI LTD.
($'s in millions)

     UNSECURED RECOVERY %
     --------------------
PLAN GENERAL UNSECURED                                                                          5.7%
PLAN GUARANTEE                                                                                  0.0%
Stand-Alone General Unsecured                                                                   0.0%
Modified Consolidated General Unsecured                                                        19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                                DEBTOR'S STAND ALONE ASSETS
                                                                           -------------------------------------
                                                                           FACE                STAND-ALONE VALUE
                                                                           ----                -----------------
Cash                                                                        n.a.                       -
Directly Held Assets to be Liquidated                                       n.a.                       -
Interests in PGE to be Liquidated                                           n.a.                       -
Directly Held Assets Transferred to CrossCountry                            n.a.                       -
Directly Held Assets Transferred to Prisma                                  n.a.                       -
Directly Held Trading Book Assets                                           n.a.                       -
                                                                                                     ---
 Total Directly Held Assets                                                                            -

Intercompany Post Petition Receivables from Debtors                            -                       -

Intercompany Pre Petition Receivables from Debtors

Enron Brazil Power Holdings XI Ltd.                                          0.0                       -
                                                                               -                       -
                                                                               -                       -
                                                                               -                       -
Other                                                                          -                       -
                                                                           -----                     ---
 Total                                                                       0.0                       -

Intercompany Receivables from Non-Debtors
                                                                               -                       -
                                                                               -                       -
                                                                               -                       -
                                                                               -                       -
Other                                                                          -                       -
                                                                           -----                     ---
 Total                                                                         -                       -

Equity / Preferred Equity Interests in Affiliates

ETB - Energia Total do Brasil Ltda.                                         n.a.                       -
                                                                            n.a.                       -
                                                                            n.a.                       -
                                                                            n.a.                       -
Other                                                                       n.a.                       -
                                                                                                     ---
 Total                                                                                                 -

                                                                                                     ---
Total Allocated - Stand-Alone                                                                          -
                                                                                                     ===

                                                                            CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                                           -------------------------------------
                                                                           FACE                STAND-ALONE VALUE
                                                                           ----                -----------------
Administrative Claims (Post Petition)                                       0.2                        -
Secured Claims                                                                -                        -
Priority Claims                                                               -                        -
Intercompany Payables Post Petition                                           -                        -
                                                                           ----                      ---
  Total Administrative, Secured & Priority                                  0.2                        -

Pre Petition General Unsecured Claims

Debt                                                                          -                        -
SPE Obligations                                                               -                        -
Guarantee Obligations                                                         -                        -
Trade & A/P Liabilities                                                       -                        -
Other Liabilities                                                             -                        -

Intercompany Payables Pre Petition

Enron Development Funding Ltd.                                              2.1                        -
                                                                              -                        -
                                                                              -                        -
                                                                              -                        -
Other Debtors                                                                 -                        -
                                                                              -                        -
                                                                              -                        -
                                                                              -                        -
                                                                              -                        -
Other Non-Debtors                                                             -                        -
                                                                           ----                      ---
  Total Intercompany Payables                                               2.1                        -

                                                                           ----                      ---
Total General Unsecured                                                     2.1                        -

Subordinated Claims                                                           -                        -
                                                                           ----                      ---
  Total                                                                     2.3                        -

Equity                                                                      n.a.                       -

                                                                           ----                      ---
  Total Allocated - Stand-Alone                                             2.3                        -
                                                                           ====                      ===

---------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

     APPENDIX C-I

ENRON BROADBAND SERVICES, INC.
($'s in millions)

   UNSECURED RECOVERY %
   --------------------
PLAN GENERAL UNSECURED                                                                       12.3%
PLAN GUARANTEE                                                                                0.0%
Stand-Alone General Unsecured                                                                 9.3%
Modified Consolidated General Unsecured                                                      19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                                DEBTOR'S STAND ALONE ASSETS
                                                                           -------------------------------------
                                                                           FACE                STAND-ALONE VALUE
                                                                           ----                -----------------
Cash                                                                        n.a.                    147.0
Directly Held Assets to be Liquidated                                       n.a.                      6.3
Interests in PGE to be Liquidated                                           n.a.                        -
Directly Held Assets Transferred to CrossCountry                            n.a.                        -
Directly Held Assets Transferred to Prisma                                  n.a.                        -
Directly Held Trading Book Assets                                           n.a.                      0.0
                                                                                                    -----
  Total Directly Held Assets                                                                        153.3

Intercompany Post Petition Receivables from Debtors                          1.5                      1.5

Intercompany Pre Petition Receivables from Debtors

EnRock, L.P.                                                                 3.0                      3.0
Modulus Technologies, Inc.                                                   0.2                      0.2
Enron Broadband Services, L.P.                                               2.0                      0.1
Enron South America LLC                                                      0.2                      0.1
Other                                                                       25.8                      0.1
                                                                           -----                    -----
  Total                                                                     31.3                      3.5

Intercompany Receivables from Non-Debtors

Enron Communications Investments Corp                                      509.6                     82.2
Azurix Corp.                                                                 0.5                      0.5
Azurix Corp.                                                                 0.2                      0.2
Enron Media Services, L.P.                                                   0.6                      0.1
Other                                                                        2.5                      0.1
                                                                           -----                    -----
  Total                                                                    513.4                     83.1

Equity / Preferred Equity Interests in Affiliates

EBS Trading, Inc.                                                           n.a.                      1.2
Modulus Technologies, Inc.                                                  n.a.                      1.0
Enron Broadband Investments Corp.                                           n.a.                      0.8
Enron Global Communications, Ltd.                                           n.a.                      0.1
Other                                                                       n.a.                      0.0
                                                                                                    -----
  Total                                                                                               3.1

                                                                                                    -----
Total Allocated - Stand-Alone                                                                       244.4
                                                                                                    =====

                                                                            CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                                           -------------------------------------
                                                                            FACE               STAND-ALONE VALUE
                                                                            ----               -----------------
Administrative Claims (Post Petition)                                         18.6                     18.6
Secured Claims                                                                 2.5                      2.5
Priority Claims                                                                9.3                      9.3
Intercompany Payables Post Petition                                           68.7                     68.7
                                                                           -------                     ----
  Total Administrative, Secured & Priority                                    99.1                     99.1

Pre Petition General Unsecured Claims

Debt                                                                           1.3                      0.1
SPE Obligations                                                                  -                        -
Guarantee Obligations                                                            -                        -
Trade & A/P Liabilities                                                       27.4                      2.6
Other Liabilities                                                             65.9                      6.2

Intercompany Payables Pre Petition

Enron Corp.                                                                1,217.2                    113.7
Enron North America Corp.                                                     63.4                      5.9
ECI-Texas, L.P.                                                               60.2                      5.6
Enron Property & Services Corp.                                               51.7                      4.8
Other Debtors                                                                 54.9                      5.1
Enron Transition Company, Inc.                                                13.0                      1.2
Enron Overseas Services Corp.                                                  0.5                      0.0
DealBench L.L.C.                                                               0.1                      0.0
Enron America del Sur S.A.                                                     0.1                      0.0
Other Non-Debtors                                                              0.3                      0.0
                                                                           -------                    -----
  Total Intercompany Payables                                              1,461.5                    136.5

                                                                           -------                    -----
Total General Unsecured                                                    1,556.1                    145.3

Subordinated Claims                                                              -                        -
                                                                           -------                    -----
  Total                                                                    1,655.2                    244.4

Equity                                                                        n.a.                        -

                                                                           -------                    -----
  Total Allocated - Stand-Alone                                            1,655.2                    244.4
                                                                           =======                    =====

---------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

     APPENDIX C-I

ENRON BROADBAND SERVICES, L.P.
($'s in millions)

   UNSECURED RECOVERY %
   --------------------
PLAN GENERAL UNSECURED                                                                        9.0%
PLAN GUARANTEE                                                                                0.0%
Stand-Alone General Unsecured                                                                 4.6%
Modified Consolidated General Unsecured                                                      19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                                DEBTOR'S STAND ALONE ASSETS
                                                                           -------------------------------------
                                                                           FACE                STAND-ALONE VALUE
                                                                           ----                -----------------
Cash                                                                        n.a.                        -
Directly Held Assets to be Liquidated                                       n.a.                      4.0
Interests in PGE to be Liquidated                                           n.a.                        -
Directly Held Assets Transferred to CrossCountry                            n.a.                        -
Directly Held Assets Transferred to Prisma                                  n.a.                        -
Directly Held Trading Book Assets                                           n.a.                        -
                                                                                                      ---
  Total Directly Held Assets                                                                          4.0

Intercompany Post Petition Receivables from Debtors                         4.5                       4.5

Intercompany Pre Petition Receivables from Debtors

Enron Net Works LLC                                                         0.3                       0.0
                                                                              -                         -
                                                                              -                         -
                                                                              -                         -
Other                                                                         -                         -
                                                                           ----                       ---
  Total                                                                     0.3                       0.0

Intercompany Receivables from Non-Debtors

Enron Broadband Services Japan K.K.                                         0.0                       0.0
                                                                              -                         -
                                                                              -                         -
                                                                              -                         -
Other                                                                         -                         -
                                                                           ----                       ---
  Total                                                                     0.0                       0.0

Equity / Preferred Equity Interests in Affiliates

Backbone Trust 2                                                            n.a.                        -
                                                                            n.a.                        -
                                                                            n.a.                        -
                                                                            n.a.                        -
Other                                                                       n.a.                        -
                                                                                                      ---
  Total                                                                                                 -

                                                                                                      ---
Total Allocated - Stand-Alone                                                                         8.5
                                                                                                      ===

                                                                            CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                                           -------------------------------------
                                                                           FACE                STAND-ALONE VALUE
                                                                           ----                -----------------
Administrative Claims (Post Petition)                                        1.4                      1.4
Secured Claims                                                                 -                        -
Priority Claims                                                              1.4                      1.4
Intercompany Payables Post Petition                                          1.0                      1.0
                                                                           -----                      ---
  Total Administrative, Secured & Priority                                   3.8                      3.8

Pre Petition General Unsecured Claims

Debt                                                                           -                        -
SPE Obligations                                                                -                        -
Guarantee Obligations                                                          -                        -
Trade & A/P Liabilities                                                     90.4                      4.2
Other Liabilities                                                            0.1                      0.0

Intercompany Payables Pre Petition

Enron Corp.                                                                  8.0                      0.4
Enron Broadband Services, Inc.                                               2.0                      0.1
Risk Management & Trading Corp.                                              0.4                      0.0
                                                                               -                        -
Other Debtors                                                                  -                        -
Enron Media Services, L.P.                                                   0.5                      0.0
Enron Global Semiconductor Services, L.P.                                    0.4                      0.0
                                                                               -                        -
                                                                               -                        -
Other Non-Debtors                                                              -                        -
                                                                           -----                      ---
  Total Intercompany Payables                                               11.4                      0.5

                                                                           -----                      ---
Total General Unsecured                                                    101.9                      4.7

Subordinated Claims                                                            -                        -
                                                                           -----                      ---
  Total                                                                    105.7                      8.5

Equity                                                                      n.a.                        -

                                                                           -----                      ---
  Total Allocated - Stand-Alone                                            105.7                      8.5
                                                                           =====                      ===

---------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

     APPENDIX C-I

ENRON CAPITAL & TRADE RESOURCES INTERNATIONAL CORP.
($'s in millions)

   UNSECURED RECOVERY %
   --------------------
PLAN GENERAL UNSECURED                                                                        25.6%
PLAN GUARANTEE                                                                                 0.0%
Stand-Alone General Unsecured                                                                 28.5%
Modified Consolidated General Unsecured                                                       19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                                DEBTOR'S STAND ALONE ASSETS
                                                                           -------------------------------------
                                                                           FACE                STAND-ALONE VALUE
                                                                           ----                -----------------
Cash                                                                        n.a.                     20.6
Directly Held Assets to be Liquidated                                       n.a.                    108.5
Interests in PGE to be Liquidated                                           n.a.                        -
Directly Held Assets Transferred to CrossCountry                            n.a.                        -
Directly Held Assets Transferred to Prisma                                  n.a.                        -
Directly Held Trading Book Assets                                           n.a.                        -
                                                                                                    -----
  Total Directly Held Assets                                                                        129.1

Intercompany Post Petition Receivables from Debtors                         81.7                     81.6

Intercompany Pre Petition Receivables from Debtors

Enron Corp.                                                                 76.0                     12.6
Risk Management & Trading Corp.                                              8.0                      8.0
Enron Expat Services Inc.                                                    0.2                      0.1
Enron Industrial Markets LLC                                                 0.1                        -
Other                                                                          -                        -
                                                                           -----                    -----
  Total                                                                     84.3                     20.7

Intercompany Receivables from Non-Debtors

ECT Investments, Inc.                                                       34.6                     34.6
Enron Holdings 1, S.L.                                                       3.2                      2.3
Enron Finland Energy Oy                                                      5.8                      0.6
Enron Energy Services International Co.                                      0.4                      0.4
Other                                                                        1.3                      0.5
                                                                           -----                    -----
  Total                                                                     45.3                     38.4

Equity / Preferred Equity Interests in Affiliates

Enron Europe Finance & Trading Limited                                      n.a.                     10.0
Enron Capital & Trade Resources International Corp. - Swedish Branch        n.a.                        -
Enron Finland Energy Oy                                                     n.a.                        -
Enron CASH Company No. 6, L.L.C.                                            n.a.                        -
Other                                                                       n.a.                        -
                                                                                                    -----
  Total                                                                                              10.0

                                                                                                    -----
Total Allocated - Stand-Alone                                                                       279.8
                                                                                                    =====

                                                                            CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                                           -------------------------------------
                                                                           FACE                STAND-ALONE VALUE
                                                                           ----                -----------------
Administrative Claims (Post Petition)                                       12.2                     12.2
Secured Claims                                                              29.9                     29.9
Priority Claims                                                              1.1                      1.1
Intercompany Payables Post Petition                                          8.5                      8.5
                                                                           -----                    -----
  Total Administrative, Secured & Priority                                  51.7                     51.7

Pre Petition General Unsecured Claims

Debt                                                                         2.7                      0.8
SPE Obligations                                                                -                        -
Guarantee Obligations                                                          -                        -
Trade & A/P Liabilities                                                    170.4                     48.5
Other Liabilities                                                          155.1                     44.2

Intercompany Payables Pre Petition

Enron North America Corp.                                                  448.0                    127.5
Enron Gas Liquids, Inc.                                                     14.1                      4.0
Enron Liquid Fuels, Inc.                                                     1.9                      0.5
EnronOnline, LLC                                                             0.6                      0.2
Other Debtors                                                                0.1                      0.0
Enron Capital & Trade Global Resources Corp.                                 8.0                      2.3
Enron Europe Finance & Trading Limited                                       0.2                      0.1
                                                                               -                        -
                                                                               -                        -
Other Non-Debtors                                                              -                        -
                                                                           -----                    -----
  Total Intercompany Payables                                              472.8                    134.6

                                                                           -----                    -----
Total General Unsecured                                                    801.1                    228.1

Subordinated Claims                                                            -                        -
                                                                           -----                    -----
  Total                                                                    852.8                    279.8

Equity                                                                      n.a.                        -

                                                                           -----                    -----
  Total Allocated - Stand-Alone                                            852.8                    279.8
                                                                           =====                    =====

---------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

     APPENDIX C-I

ENRON CARIBBEAN BASIN LLC
($'s in millions)

      UNSECURED RECOVERY %
      --------------------
PLAN GENERAL UNSECURED                                               16.5%
PLAN GUARANTEE                                                        0.0%
Stand-Alone General Unsecured                                        15.3%
Modified Consolidated General Unsecured                              19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                                DEBTOR'S STAND ALONE ASSETS
                                                                           -------------------------------------
                                                                           FACE                STAND-ALONE VALUE
                                                                           ----                -----------------
Cash                                                                        n.a.                        -
Directly Held Assets to be Liquidated                                       n.a.                      0.2
Interests in PGE to be Liquidated                                           n.a.                        -
Directly Held Assets Transferred to CrossCountry                            n.a.                        -
Directly Held Assets Transferred to Prisma                                  n.a.                      1.0
Directly Held Trading Book Assets                                           n.a.                        -
                                                                                                     ----
  Total Directly Held Assets                                                                          1.2

Intercompany Post Petition Receivables from Debtors                          0.0                      0.0

Intercompany Pre Petition Receivables from Debtors
Enron Global LNG LLC                                                        17.9                     17.9
The Protane Corporation                                                     16.2                     16.2
Enron Equipment Procurement Company                                         50.4                      9.6
Enron Asia Pacific/Africa/China LLC                                          4.4                      1.7
Other                                                                       13.4                      0.8
                                                                           -----                     ----
  Total                                                                    102.3                     46.3

Intercompany Receivables from Non-Debtors
Enron International Chengdu Power Ltd.                                       1.2                      1.2
Enron International Power Barge Ltd.                                         2.7                      1.2
Enron Internacional Panama, S.A.                                             6.1                      0.7
Enron Panama Management Services L.L.C.                                      0.6                      0.6
Other                                                                       10.6                      2.3
                                                                           -----                     ----
  Total                                                                     21.3                      6.0

Equity / Preferred Equity Interests in Affiliates
Enron Guatemala Holdings Ltd.                                               n.a.                     17.0
Enron Americas, Inc.                                                        n.a.                      3.9
Enron Capital Investments Corp.                                             n.a.                      1.7
Enron Venezuela Ltd.                                                        n.a.                      0.4
Other                                                                       n.a.                      0.6
                                                                                                     ----
  Total                                                                                              23.5

                                                                                                     ----
 Total Allocated - Stand-Alone                                                                       77.1
                                                                                                     ====

                                                                            CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                                           -------------------------------------
                                                                           FACE                STAND-ALONE VALUE
                                                                           ----                -----------------
Administrative Claims (Post Petition)                                       27.7                     27.7
Secured Claims                                                               0.0                      0.0
Priority Claims                                                                -                        -
Intercompany Payables Post Petition                                            -                        -
                                                                           -----                     ----
  Total Administrative, Secured & Priority                                  27.7                     27.7

Pre Petition General Unsecured Claims
Debt                                                                           -                        -
SPE Obligations                                                              0.0                      0.0
Guarantee Obligations                                                          -                        -
Trade & A/P Liabilities                                                      0.4                      0.1
Other Liabilities                                                            0.1                      0.0

Intercompany Payables Pre Petition
Enron Corp.                                                                266.2                     40.9
Enron Net Works LLC                                                          8.4                      1.3
Atlantic Commercial Finance, Inc.                                            6.9                      1.1
Enron Property & Services Corp.                                              5.9                      0.9
Other Debtors                                                               10.6                      1.6
Enron Caribbean Holdings Ltd.                                               16.0                      2.5
Energy Caribbean Finance Company                                             2.3                      0.3
Enron Overseas Services Corp.                                                1.6                      0.2
Enron Caribbean Basin Finance LLC                                            0.8                      0.1
Other Non-Debtors                                                            2.7                      0.4
                                                                           -----                     ----
  Total Intercompany Payables                                              321.4                     49.3

                                                                           -----                     ----
Total General Unsecured                                                    321.8                     49.4

Subordinated Claims                                                            -                        -
                                                                           -----                     ----
  Total                                                                    349.5                     77.1

Equity                                                                      n.a.                        -

                                                                           -----                     ----
  Total Allocated - Stand-Alone                                            349.5                     77.1
                                                                           =====                     ====

---------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

     APPENDIX C-I

ENRON CARIBE VI HOLDINGS LTD.
($'s in millions)

          UNSECURED RECOVERY %
          --------------------
PLAN GENERAL UNSECURED                                5.7%
PLAN GUARANTEE                                        0.0%
Stand-Alone General Unsecured                         0.0%
Modified Consolidated General Unsecured              19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                                DEBTOR'S STAND ALONE ASSETS
                                                                           -------------------------------------
                                                                           FACE                STAND-ALONE VALUE
                                                                           ----                -----------------
Cash                                                                        n.a.                        -
Directly Held Assets to be Liquidated                                       n.a.                        -
Interests in PGE to be Liquidated                                           n.a.                        -
Directly Held Assets Transferred to CrossCountry                            n.a.                        -
Directly Held Assets Transferred to Prisma                                  n.a.                        -
Directly Held Trading Book Assets                                           n.a.                        -
                                                                                                      ---
  Total Directly Held Assets                                                                            -

Intercompany Post Petition Receivables from Debtors                            -                        -

Intercompany Pre Petition Receivables from Debtors
Atlantic Commercial Finance, Inc.                                            0.0                      0.0
                                                                               -                        -
                                                                               -                        -
                                                                               -                        -
Other                                                                          -                        -
                                                                            ----                      ---
  Total                                                                      0.0                      0.0

Intercompany Receivables from Non-Debtors
                                                                               -                        -
                                                                               -                        -
                                                                               -                        -
                                                                               -                        -
Other                                                                          -                        -
                                                                            ----                      ---
  Total                                                                        -                        -

Equity / Preferred Equity Interests in Affiliates
Enron Caribe VI Ltd.                                                        n.a.                        -
                                                                            n.a.                        -
                                                                            n.a.                        -
                                                                            n.a.                        -
Other                                                                       n.a.                        -
                                                                                                      ---
  Total                                                                                                 -

                                                                                                      ---
Total Allocated - Stand-Alone                                                                         0.0
                                                                                                      ===

                                                                            CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                                           -------------------------------------
                                                                           FACE                STAND-ALONE VALUE
                                                                           ----                -----------------
Administrative Claims (Post Petition)                                       0.2                       0.0
Secured Claims                                                                -                         -
Priority Claims                                                               -                         -
Intercompany Payables Post Petition                                           -                         -
                                                                           ----                       ---
  Total Administrative, Secured & Priority                                  0.2                       0.0

Pre Petition General Unsecured Claims
Debt                                                                          -                         -
SPE Obligations                                                               -                         -
Guarantee Obligations                                                         -                         -
Trade & A/P Liabilities                                                       -                         -
Other Liabilities                                                             -                         -

Intercompany Payables Pre Petition
Enron Development Funding Ltd.                                              0.0                         -
Enron Caribbean Basin LLC                                                   0.0                         -
                                                                              -                         -
                                                                              -                         -
Other Debtors                                                                 -                         -
Enron Caribe VI Ltd.                                                        0.0                         -
                                                                              -                         -
                                                                              -                         -
                                                                              -                         -
Other Non-Debtors                                                             -                         -
                                                                           ----                       ---
  Total Intercompany Payables                                               0.0                         -

                                                                           ----                       ---
Total General Unsecured                                                     0.0                         -

Subordinated Claims                                                           -                         -
                                                                           ----                       ---
  Total                                                                     0.2                       0.0

Equity                                                                     n.a.                         -

                                                                           ----                       ---
  Total Allocated - Stand-Alone                                             0.2                       0.0
                                                                           ====                       ===

---------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

     APPENDIX C-I

ENRON COMMERCIAL FINANCE LTD.
($'s in millions)

         UNSECURED RECOVERY %
         --------------------
PLAN GENERAL UNSECURED                            75.7%
PLAN GUARANTEE                                     0.0%
Stand-Alone General Unsecured                    100.0%
Modified Consolidated General Unsecured           19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                                DEBTOR'S STAND ALONE ASSETS
                                                                           -------------------------------------
                                                                           FACE                STAND-ALONE VALUE
                                                                           ----                -----------------
Cash                                                                        n.a.                        -
Directly Held Assets to be Liquidated                                       n.a.                        -
Interests in PGE to be Liquidated                                           n.a.                        -
Directly Held Assets Transferred to CrossCountry                            n.a.                        -
Directly Held Assets Transferred to Prisma                                  n.a.                      0.0
Directly Held Trading Book Assets                                           n.a.                        -
                                                                                                      ---
  Total Directly Held Assets                                                                          0.0

Intercompany Post Petition Receivables from Debtors                            -                        -

Intercompany Pre Petition Receivables from Debtors
Enron Development Funding Ltd.                                              11.8                      2.4
Enron Caribbean Basin LLC                                                    0.3                      0.0
Enron Corp.                                                                  0.2                      0.0
Atlantic Commercial Finance, Inc.                                            0.1                      0.0
Other                                                                        0.0                      0.0
                                                                           -----                      ---
  Total                                                                     12.4                      2.5

Intercompany Receivables from Non-Debtors
Enron Pipeline Colombia Limited Partnership                                  0.1                      0.0
Enron Power I (Puerto Rico), Inc.                                            0.0                      0.0
Enron Pipeline Company - Argentina S.A.                                      0.0                      0.0
                                                                               -                        -
Other                                                                          -                        -
                                                                           -----                      ---
  Total                                                                      0.1                      0.0

Equity / Preferred Equity Interests in Affiliates
Enron Colombia Transportation Ltd.                                          n.a.                        -
Enron Pipeline Colombia Limited Partnership                                 n.a.                        -
Enron Colombia Investments Limited Partnership                              n.a.                        -
Centragas - Transportadora de Gas de la Region Central
  de Enron evelopment & Cia., S.C.A.                                        n.a.                        -
Other                                                                       n.a.                        -
                                                                                                      ---
  Total                                                                                                 -

                                                                                                      ---
Total Allocated - Stand-Alone                                                                         2.5
                                                                                                      ===

                                                                            CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                                           -------------------------------------
                                                                           FACE                STAND-ALONE VALUE
                                                                           ----                -----------------
Administrative Claims (Post Petition)                                       0.2                       0.2
Secured Claims                                                                -                         -
Priority Claims                                                               -                         -
Intercompany Payables Post Petition                                           -                         -
                                                                           ----                       ---
  Total Administrative, Secured & Priority                                  0.2                       0.2

Pre Petition General Unsecured Claims
Debt                                                                        0.0                       0.0
SPE Obligations                                                               -                         -
Guarantee Obligations                                                         -                         -
Trade & A/P Liabilities                                                       -                         -
Other Liabilities                                                             -                         -

Intercompany Payables Pre Petition
Enron South America LLC                                                     0.0                       0.0
Enron International Holdings Corp.                                          0.0                       0.0
                                                                              -                         -
                                                                              -                         -
Other Debtors                                                                 -                         -
Enron Colombia Transportation B.V.                                          0.1                       0.1
Centragas - Transportadora de Gas de la Region Central
  de Enron evelopment & Cia., S.C.A.                                        0.0                       0.0
Enron International Development Services, Inc.                              0.0                       0.0
Enron Colombia Transportation Ltd.                                          0.0                       0.0
Other Non-Debtors                                                             -                         -
                                                                           ----                       ---
  Total Intercompany Payables                                               0.1                       0.1

                                                                           ----                       ---
Total General Unsecured                                                     0.1                       0.1

Subordinated Claims                                                           -                         -
                                                                           ----                       ---
  Total                                                                     0.3                       0.3

Equity                                                                     n.a.                       2.2

                                                                           ----                       ---
  Total Allocated - Stand-Alone                                             0.3                       2.5
                                                                           ====                       ===

---------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

     APPENDIX C-I

ENRON COMMUNICATIONS GROUP, INC.
($'s in millions)

          UNSECURED RECOVERY %
          --------------------
PLAN GENERAL UNSECURED                                 5.7%
PLAN GUARANTEE                                         0.0%
Stand-Alone General Unsecured                          0.0%
Modified Consolidated General Unsecured               19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                                DEBTOR'S STAND ALONE ASSETS
                                                                           -------------------------------------
                                                                           FACE                STAND-ALONE VALUE
                                                                           ----                -----------------
Cash                                                                        n.a.                       -
Directly Held Assets to be Liquidated                                       n.a.                       -
Interests in PGE to be Liquidated                                           n.a.                       -
Directly Held Assets Transferred to CrossCountry                            n.a.                       -
Directly Held Assets Transferred to Prisma                                  n.a.                       -
Directly Held Trading Book Assets                                           n.a.                       -
                                                                                                     ---
  Total Directly Held Assets                                                                           -

Intercompany Post Petition Receivables from Debtors                            -                       -

Intercompany Pre Petition Receivables from Debtors
                                                                               -                       -
                                                                               -                       -
                                                                               -                       -
                                                                               -                       -
Other                                                                          -                       -
                                                                            ----                     ---
  Total                                                                        -                       -

Intercompany Receivables from Non-Debtors
                                                                               -                       -
                                                                               -                       -
                                                                               -                       -
                                                                               -                       -
Other                                                                          -                       -
                                                                            ----                     ---
  Total                                                                        -                       -

Equity / Preferred Equity Interests in Affiliates
EBS Holdings, Inc.                                                          n.a.                       -
Enron Broadband Services, Inc.                                              n.a.                       -
                                                                            n.a.                       -
                                                                            n.a.                       -
Other                                                                       n.a.                       -
                                                                                                     ---
  Total                                                                                                -

                                                                                                     ---
Total Allocated - Stand-Alone                                                                          -
                                                                                                     ===

                                                                            CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                                           -------------------------------------
                                                                           FACE                STAND-ALONE VALUE
                                                                           ----                -----------------
Administrative Claims (Post Petition)                                        0.2                       -
Secured Claims                                                                 -                       -
Priority Claims                                                                -                       -
Intercompany Payables Post Petition                                            -                       -
                                                                           -----                     ---
  Total Administrative, Secured & Priority                                   0.2                       -

Pre Petition General Unsecured Claims
Debt                                                                           -                       -
SPE Obligations                                                                -                       -
Guarantee Obligations                                                          -                       -
Trade & A/P Liabilities                                                        -                       -
Other Liabilities                                                              -                       -

Intercompany Payables Pre Petition
Enron Broadband Services, Inc.                                              11.2                       -
Enron Corp.                                                                  0.0                       -
                                                                               -                       -
                                                                               -                       -
Other Debtors                                                                  -                       -
                                                                               -                       -
                                                                               -                       -
                                                                               -                       -
                                                                               -                       -
Other Non-Debtors                                                              -                       -
                                                                           -----                     ---
  Total Intercompany Payables                                               11.3                       -

                                                                           -----                     ---
Total General Unsecured                                                     11.3                       -

Subordinated Claims                                                            -                       -
                                                                           -----                     ---
  Total                                                                     11.5                       -

Equity                                                                      n.a.                       -

                                                                           -----                     ---
  Total Allocated - Stand-Alone                                             11.5                       -
                                                                           =====                     ===

---------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

     APPENDIX C-I

ENRON COMMUNICATIONS LEASING CORP.
($'s in millions)

         UNSECURED RECOVERY %
         --------------------
PLAN GENERAL UNSECURED                               19.3%
PLAN GUARANTEE                                        0.0%
Stand-Alone General Unsecured                        19.4%
Modified Consolidated General Unsecured              19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                                DEBTOR'S STAND ALONE ASSETS
                                                                           -------------------------------------
                                                                           FACE                STAND-ALONE VALUE
                                                                           ----                -----------------
Cash                                                                        n.a.                      0.1
Directly Held Assets to be Liquidated                                       n.a.                      0.1
Interests in PGE to be Liquidated                                           n.a.                        -
Directly Held Assets Transferred to CrossCountry                            n.a.                        -
Directly Held Assets Transferred to Prisma                                  n.a.                        -
Directly Held Trading Book Assets                                           n.a.                        -
                                                                                                     ----
  Total Directly Held Assets                                                                          0.1

Intercompany Post Petition Receivables from Debtors                         25.6                     25.6

Intercompany Pre Petition Receivables from Debtors
Enron Broadband Services, Inc.                                              40.9                      3.8
Enron North America Corp.                                                    0.0                      0.0
Artemis Associates, L.L.C.                                                   0.0                      0.0
Enron WarpSpeed Services, Inc.                                               0.5                        -
Other                                                                          -                        -
                                                                           -----                     ----
  Total                                                                     41.4                      3.8

Intercompany Receivables from Non-Debtors
Enron Broadband Services Network Y.K.                                        0.4                      0.0
ECT Investments, Inc.                                                        0.0                      0.0
Enron Broadband Services Australia Pty Limited                               0.0                      0.0
                                                                               -                        -
Other                                                                          -                        -
                                                                           -----                     ----
  Total                                                                      0.4                      0.0

Equity / Preferred Equity Interests in Affiliates
                                                                            n.a.                        -
                                                                            n.a.                        -
                                                                            n.a.                        -
                                                                            n.a.                        -
Other                                                                       n.a.                        -
                                                                                                     ----
  Total                                                                                                 -

                                                                                                     ----
Total Allocated - Stand-Alone                                                                        29.6
                                                                                                     ====

                                                                            CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                                           -------------------------------------
                                                                           FACE                STAND-ALONE VALUE
                                                                           ----                -----------------
Administrative Claims (Post Petition)                                        0.4                      0.4
Secured Claims                                                               0.0                      0.0
Priority Claims                                                              0.1                      0.1
Intercompany Payables Post Petition                                          0.3                      0.3
                                                                           -----                     ----
  Total Administrative, Secured & Priority                                   0.8                      0.8

Pre Petition General Unsecured Claims
Debt                                                                           -                        -
SPE Obligations                                                                -                        -
Guarantee Obligations                                                          -                        -
Trade & A/P Liabilities                                                      0.9                      0.2
Other Liabilities                                                            0.0                      0.0

Intercompany Payables Pre Petition
Enron Corp.                                                                147.3                     28.5
Enron Property & Services Corp.                                              0.0                      0.0
Enron Engineering & Construction Company                                     0.0                      0.0
Enron Net Works LLC                                                          0.0                      0.0
Other Debtors                                                                  -                        -
Enron Transition Company, Inc.                                               0.3                      0.1
Enron Administrative Services Corp.                                          0.1                      0.0
                                                                               -                        -
                                                                               -                        -
Other Non-Debtors                                                              -                        -
                                                                           -----                     ----
  Total Intercompany Payables                                              147.7                     28.6

                                                                           -----                     ----
Total General Unsecured                                                    148.6                     28.8

Subordinated Claims                                                            -                        -
                                                                           -----                     ----
  Total                                                                    149.4                     29.6

Equity                                                                      n.a.                        -

                                                                           -----                     ----
  Total Allocated - Stand-Alone                                            149.4                     29.6
                                                                           =====                     ====

---------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

  APPENDIX C-I

ENRON CORP.
($'s in millions)

        UNSECURED RECOVERY %
---------------------------------------
PLAN GENERAL UNSECURED                      17.4%
PLAN GUARANTEE                              14.5%
Stand-Alone General Unsecured               16.6%
Modified Consolidated General Unsecured     19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                            DEBTOR'S STAND ALONE ASSETS
                                                                           -----------------------------
                                                                             FACE      STAND-ALONE VALUE
                                                                           --------    -----------------
Cash                                                                           n.a.           442.2
Directly Held Assets to be Liquidated                                          n.a.           514.6
Interests in PGE to be Liquidated                                              n.a.         1,278.0
Directly Held Assets Transferred to CrossCountry                               n.a.           707.2
Directly Held Assets Transferred to Prisma                                     n.a.               -
Directly Held Trading Book Assets                                              n.a.               -
                                                                                           --------
  Total Directly Held Assets                                                                2,942.0

Intercompany Post Petition Receivables from Debtors                           442.6           414.3

Intercompany Pre Petition Receivables from Debtors
Enron Power Marketing, Inc.                                                 4,759.9         1,164.8
Enron Natural Gas Marketing Corp.                                           3,584.0           932.6
Atlantic Commercial Finance, Inc.                                           2,398.4           274.7
Enron Energy Services Operations, Inc.                                      1,742.0           259.2
Other                                                                       9,987.8         1,680.8
                                                                           --------        --------
  Total                                                                    22,472.1         4,312.1

Intercompany Receivables from Non-Debtors
Enron Intermediate Holdings, LLC                                            1,539.6           740.1
Enron Operations, L.P.                                                        300.8           300.8
ECT Europe, Inc.                                                              192.7           117.5
Rheingold GmbH                                                                114.2           114.2
Other                                                                       5,881.0           605.4
                                                                           --------        --------
  Total                                                                     8,028.3         1,877.9

Equity / Preferred Equity Interests in Affiliates
Enron Valkyrie, LLC                                                            n.a.         1,449.5
EOC Preferred, L.L.C.                                                          n.a.           887.5
Organizational Partner, Inc.                                                   n.a.           237.6
Northern Plains Natural Gas Company                                            n.a.           208.3
Other                                                                          n.a.           715.1
                                                                                           --------
  Total                                                                                     3,498.0

                                                                                           --------
Total Allocated - Stand-Alone                                                              13,044.3
                                                                                           ========

                                                                           CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                                           -----------------------------------
                                                                              FACE        STAND-ALONE VALUE
                                                                           ----------     ------------------
Administrative Claims (Post Petition)                                           619.8             619.8
Secured Claims                                                                   11.9              11.9
Priority Claims                                                                 109.4             109.4
Intercompany Payables Post Petition                                           1,019.5           1,019.5
                                                                             --------          --------
  Total Administrative, Secured & Priority                                    1,760.6           1,760.6

Pre Petition General Unsecured Claims
Debt                                                                         10,517.0           1,747.7
SPE Obligations                                                               9,816.2           1,631.2
Guarantee Obligations                                                         9,516.9           1,581.5
Trade & A/P Liabilities                                                         129.6              21.5
Other Liabilities                                                             7,542.8           1,253.4

Intercompany Payables Pre Petition
Enron North America Corp.                                                    12,698.6           2,110.2
Risk Management & Trading Corp.                                               3,100.0             515.1
Risk Management & Trading Corp.                                               2,016.7             335.1
Enron Transportation Services Company                                         1,790.8             297.6
Other Debtors                                                                 4,064.0             675.3
Enron Facility Services, Inc.                                                   830.8             138.1
Transwestern Pipeline Company                                                   789.0             131.1
JILP-L.P., Inc.                                                                 696.2             115.7
Enron Communications Investments Corp                                           455.6              75.7
Other Non-Debtors                                                             2,983.5             495.8
                                                                             --------          --------
  Total Intercompany Payables                                                29,425.3           4,889.7

                                                                             --------          --------
Total General Unsecured                                                      66,947.7          11,125.0

Subordinated Claims                                                             954.7             158.6
                                                                             --------          --------
  Total                                                                      69,663.1          13,044.3

Equity                                                                           n.a.                 -

                                                                             --------          --------
  Total Allocated - Stand-Alone                                              69,663.1          13,044.3
                                                                             ========          ========

--------------------------------------------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

  APPENDIX C-I

ENRON CREDIT INC.
($'s in millions)

        UNSECURED RECOVERY %
---------------------------------------
PLAN GENERAL UNSECURED                     9.6%
PLAN GUARANTEE                             0.0%
Stand-Alone General Unsecured              5.6%
Modified Consolidated General Unsecured   19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                           DEBTOR'S STAND ALONE ASSETS
                                                                           ---------------------------
                                                                           FACE      STAND-ALONE VALUE
                                                                           -----     -----------------
Cash                                                                        n.a.             -
Directly Held Assets to be Liquidated                                       n.a.           0.0
Interests in PGE to be Liquidated                                           n.a.             -
Directly Held Assets Transferred to CrossCountry                            n.a.             -
Directly Held Assets Transferred to Prisma                                  n.a.             -
Directly Held Trading Book Assets                                           n.a.             -
                                                                                           ---
  Total Directly Held Assets                                                               0.0

Intercompany Post Petition Receivables from Debtors                            -             -

Intercompany Pre Petition Receivables from Debtors
Enron Corp.                                                                  4.5           0.8
                                                                               -             -
                                                                               -             -
                                                                               -             -
Other                                                                          -             -
                                                                            ----           ---
  Total                                                                      4.5           0.8

Intercompany Receivables from Non-Debtors
ECT Europe Finance, Inc.                                                    11.1           3.3
Enron Credit Holdings Inc.                                                   0.0           0.0
                                                                               -             -
                                                                               -             -
Other                                                                          -             -
                                                                            ----           ---
  Total                                                                     11.1           3.3

Equity / Preferred Equity Interests in Affiliates

                                                                            n.a.             -
                                                                            n.a.             -
                                                                            n.a.             -
                                                                            n.a.             -
Other                                                                       n.a.             -
                                                                                           ---
  Total                                                                                      -

                                                                                           ---
Total Allocated - Stand-Alone                                                              4.1
                                                                                           ===

                                                                           CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                                           -----------------------------------
                                                                                FACE     STAND-ALONE VALUE
                                                                                ----     -----------------
Administrative Claims (Post Petition)                                            0.4           0.4
Secured Claims                                                                     -             -
Priority Claims                                                                    -             -
Intercompany Payables Post Petition                                                -             -
                                                                                ----           ---
  Total Administrative, Secured & Priority                                       0.4           0.4

Pre Petition General Unsecured Claims
Debt                                                                               -             -
SPE Obligations                                                                    -             -
Guarantee Obligations                                                              -             -
Trade & A/P Liabilities                                                            -             -
Other Liabilities                                                               60.0           3.4

Intercompany Payables Pre Petition
Enron North America Corp.                                                        5.7           0.3
Enron Net Works LLC                                                              1.0           0.1
Enron Metals & Commodity Corp.                                                   0.0           0.0
                                                                                   -             -
Other Debtors                                                                      -             -
                                                                                   -             -
                                                                                   -             -
                                                                                   -             -
                                                                                   -             -
Other Non-Debtors                                                                  -             -
                                                                                ----           ---
  Total Intercompany Payables                                                    6.7           0.4

                                                                                ----           ---
Total General Unsecured                                                         66.7           3.7

Subordinated Claims                                                                -             -
                                                                                ----           ---
  Total                                                                         67.1           4.1

Equity                                                                          n.a.             -

                                                                                ----           ---
  Total Allocated - Stand-Alone                                                 67.1           4.1
                                                                                ====           ===

--------------------------------------------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

  APPENDIX C-I

ENRON DEVELOPMENT CORP.
($'s in millions)

        UNSECURED RECOVERY %
---------------------------------------
PLAN GENERAL UNSECURED                    17.7%
PLAN GUARANTEE                             0.0%
Stand-Alone General Unsecured             17.1%
Modified Consolidated General Unsecured   19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                           DEBTOR'S STAND ALONE ASSETS
                                                                           ---------------------------
                                                                             FACE    STAND-ALONE VALUE
                                                                           --------  -----------------
Cash                                                                         n.a.          19.1
Directly Held Assets to be Liquidated                                        n.a.           0.0
Interests in PGE to be Liquidated                                            n.a.             -
Directly Held Assets Transferred to CrossCountry                             n.a.             -
Directly Held Assets Transferred to Prisma                                   n.a.             -
Directly Held Trading Book Assets                                            n.a.             -
                                                                                           ----
  Total Directly Held Assets                                                               19.1

Intercompany Post Petition Receivables from Debtors                             -             -

Intercompany Pre Petition Receivables from Debtors
Enron Corp.                                                                 223.2          37.1
Enron South America LLC                                                      50.8          14.8
Enron International Holdings Corp.                                            9.7           0.8
Enron Mauritius Company                                                      38.3             -
Other                                                                           -             -
                                                                            -----          ----
  Total                                                                     321.9          52.8

Intercompany Receivables from Non-Debtors
Hainan Meinan Power Company CJV                                               1.1           1.1
Enron Papua New Guinea Ltd.                                                   2.8           0.1
Travamark Two B.V.                                                            0.0           0.0
Smith/Enron Cogeneration Limited Partnership                                 22.1             -
Other                                                                         8.0             -
                                                                            -----          ----
  Total                                                                      34.0           1.2

Equity / Preferred Equity Interests in Affiliates
Enron Development Corp. - Colombia Branch                                    n.a.           0.3
Enron Reserve Holdings                                                       n.a.           0.0
Enron Development Vietnam L.L.C.                                             n.a.             -
Enron LNG Development Corp.                                                  n.a.             -
Other                                                                        n.a.             -
                                                                                           ----
  Total                                                                                     0.3

                                                                                           ----
Total Allocated - Stand-Alone                                                              73.3
                                                                                           ====

                                                                           CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                                           -----------------------------------
                                                                               FACE        STAND-ALONE VALUE
                                                                           -----------    --------------------
Administrative Claims (Post Petition)                                           0.4               0.4
Secured Claims                                                                    -                 -
Priority Claims                                                                   -                 -
Intercompany Payables Post Petition                                               -                 -
                                                                              -----              ----
  Total Administrative, Secured & Priority                                      0.4               0.4

Pre Petition General Unsecured Claims
Debt                                                                              -                 -
SPE Obligations                                                                 0.0               0.0
Guarantee Obligations                                                             -                 -
Trade & A/P Liabilities                                                         1.6               0.3
Other Liabilities                                                               0.6               0.1

Intercompany Payables Pre Petition
Enron Transportation Services Company                                         406.1              69.4
Enron Power Corp.                                                               5.4               0.9
Enron India LLC                                                                 4.2               0.7
Enron Caribbean Basin LLC                                                       1.0               0.2
Other Debtors                                                                   0.0               0.0
Enron Development Piti Holdings Corp.                                           7.8               1.3
Enron International C.V.                                                        0.0               0.0
Enron Power Philippines Corp.                                                   0.0               0.0
Enron Reserve Holdings                                                          0.0               0.0
Other Non-Debtors                                                                 -                 -
                                                                              -----              ----
  Total Intercompany Payables                                                 424.5              72.6

                                                                              -----              ----
Total General Unsecured                                                       426.7              72.9

Subordinated Claims                                                               -                 -
                                                                              -----              ----
  Total                                                                       427.1              73.3

Equity                                                                         n.a.                 -
                                                                              -----              ----
  Total Allocated - Stand-Alone                                               427.1              73.3
                                                                              =====              ====

--------------------------------------------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

  APPENDIX C-I

ENRON DEVELOPMENT FUNDING LTD.
($'s in millions)

            UNSECURED RECOVERY %
-----------------------------------------------
PLAN GENERAL UNSECURED                             20.1%
PLAN GUARANTEE                                      0.0%
Stand-Alone General Unsecured                      20.6%
Modified Consolidated General Unsecured            19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                           DEBTOR'S STAND ALONE ASSETS
                                                                           ---------------------------
                                                                             FACE    STAND-ALONE VALUE
                                                                           --------  -----------------
Cash                                                                           n.a.            -
Directly Held Assets to be Liquidated                                          n.a.            -
Interests in PGE to be Liquidated                                              n.a.            -
Directly Held Assets Transferred to CrossCountry                               n.a.            -
Directly Held Assets Transferred to Prisma                                     n.a.            -
Directly Held Trading Book Assets                                              n.a.            -
                                                                                           -----
  Total Directly Held Assets                                                                   -

Intercompany Post Petition Receivables from Debtors                               -            -

Intercompany Pre Petition Receivables from Debtors
Enron do Brazil Holdings Ltd.                                                  59.4          5.8
Enron Brazil Power Holdings I Ltd.                                             19.0          4.4
Risk Management & Trading Corp.                                                 0.5          0.5
Atlantic Commercial Finance, Inc.                                               0.1          0.0
Other                                                                         207.1          0.0
                                                                            -------        -----
  Total                                                                       286.1         10.8

Intercompany Receivables from Non-Debtors
Enron Brazil Power Holdings IV Ltd.                                           312.2        153.5
Enron India GDR Holding Ltd.                                                   73.2         52.0
Terraco Investments Ltd.                                                      177.5         46.7
Enron International Chengdu Power Holdings Ltd.                                58.0         32.7
Other                                                                         962.1        141.6
                                                                            -------        -----
  Total                                                                     1,583.0        426.4

Equity / Preferred Equity Interests in Affiliates
Ponderosa Assets, L.P.                                                         n.a.          0.6
                                                                               n.a.            -
                                                                               n.a.            -
                                                                               n.a.            -
Other                                                                          n.a.            -
                                                                                           -----
  Total                                                                                      0.6

                                                                                           -----
Total Allocated - Stand-Alone                                                              437.8
                                                                                           =====

                                                                           CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                                           -----------------------------------
                                                                                FACE         STAND-ALONE VALUE
                                                                           -------------     -----------------
Administrative Claims (Post Petition)                                             0.6               0.6
Secured Claims                                                                    0.0               0.0
Priority Claims                                                                     -                 -
Intercompany Payables Post Petition                                                 -                 -
                                                                              -------             -----
  Total Administrative, Secured & Priority                                        0.6               0.6

Pre Petition General Unsecured Claims
Debt                                                                             27.4               5.6
SPE Obligations                                                                 854.9             175.8
Guarantee Obligations                                                               -                 -
Trade & A/P Liabilities                                                             -                 -
Other Liabilities                                                                53.2              10.9

Intercompany Payables Pre Petition
Enron Corp.                                                                     579.2             119.1
Enron Commercial Finance Ltd.                                                    11.8               2.4
Enron South America LLC                                                           6.1               1.2
Nowa Sarzyna Holding B.V.                                                         2.0               0.4
Other Debtors                                                                     0.5               0.1
Enron Canada Corp.                                                              187.4              38.5
LNG Power IV Limited                                                             94.1              19.4
Enron Power Philippines Corp.                                                    90.1              18.5
Enron LNG Power (Atlantic) Ltd.                                                  52.8              10.8
Other Non-Debtors                                                               166.9              34.3
                                                                              -------             -----
  Total Intercompany Payables                                                 1,191.0             244.9

                                                                              -------             -----
Total General Unsecured                                                       2,126.5             437.2

Subordinated Claims                                                                 -                 -
                                                                              -------             -----
  Total                                                                       2,127.1             437.8

Equity                                                                           n.a.                 -

                                                                              -------             -----
  Total Allocated - Stand-Alone                                               2,127.1             437.8
                                                                              =======             =====

--------------------------------------------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

  APPENDIX C-I

ENRON DEVELOPMENT MANAGEMENT LTD.
($'s in millions)

         UNSECURED RECOVERY %
---------------------------------------
PLAN GENERAL UNSECURED                    75.7%
PLAN GUARANTEE                             0.0%
Stand-Alone General Unsecured            100.0%
Modified Consolidated General Unsecured   19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                           DEBTOR'S STAND ALONE ASSETS
                                                                           ---------------------------
                                                                             FACE    STAND-ALONE VALUE
                                                                           --------  -----------------
Cash                                                                          n.a.             -
Directly Held Assets to be Liquidated                                         n.a.             -
Interests in PGE to be Liquidated                                             n.a.             -
Directly Held Assets Transferred to CrossCountry                              n.a.             -
Directly Held Assets Transferred to Prisma                                    n.a.             -
Directly Held Trading Book Assets                                             n.a.             -
                                                                                            ----
  Total Directly Held Assets                                                                   -

Intercompany Post Petition Receivables from Debtors                             -              -

Intercompany Pre Petition Receivables from Debtors
Enron Corp.                                                                   0.0            0.0
                                                                                -              -
                                                                                -              -
                                                                                -              -
Other                                                                           -              -
                                                                           -------          ----
  Total                                                                       0.0            0.0

Intercompany Receivables from Non-Debtors

                                                                                -              -
                                                                                -              -
                                                                                -              -
                                                                                -              -
Other                                                                           -              -
                                                                           -------          ----
  Total                                                                         -              -

Equity / Preferred Equity Interests in Affiliates
Enron Guam Piti Corporation                                                   n.a.           0.5
                                                                              n.a.             -
                                                                              n.a.             -
                                                                              n.a.             -
Other                                                                         n.a.             -
                                                                                            ----
  Total                                                                                      0.5

                                                                                            ----
Total Allocated - Stand-Alone                                                                0.5
                                                                                            ====

                                                                           CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                                           -----------------------------------
                                                                                FACE         STAND-ALONE VALUE
                                                                           --------------    -----------------
Administrative Claims (Post Petition)                                           0.2                 0.2
Secured Claims                                                                    -                   -
Priority Claims                                                                   -                   -
Intercompany Payables Post Petition                                               -                   -
                                                                                ---                 ---
  Total Administrative, Secured & Priority                                      0.2                 0.2

Pre Petition General Unsecured Claims
Debt                                                                              -                   -
SPE Obligations                                                                   -                   -
Guarantee Obligations                                                             -                   -
Trade & A/P Liabilities                                                           -                   -
Other Liabilities                                                                 -                   -

Intercompany Payables Pre Petition
Enron Development Funding Ltd.                                                  0.0                 0.0
Enron Asia Pacific/Africa/China LLC                                             0.0                 0.0
                                                                                  -                   -
                                                                                  -                   -
Other Debtors                                                                     -                   -
Enron Guam Piti Corporation                                                     0.0                 0.0
                                                                                  -                   -
                                                                                  -                   -
                                                                                  -                   -
Other Non-Debtors                                                                 -                   -
                                                                                ---                 ---
  Total Intercompany Payables                                                   0.0                 0.0

                                                                                ---                 ---
Total General Unsecured                                                         0.0                 0.0

Subordinated Claims                                                               -                   -
                                                                                ---                 ---
  Total                                                                         0.2                 0.2

Equity                                                                          n.a.                0.3

                                                                                ---                 ---
  Total Allocated - Stand-Alone                                                 0.2                 0.5
                                                                                ===                 ===

--------------------------------------------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

  APPENDIX C-I

ENRON DO BRAZIL HOLDINGS LTD.
($'s in millions)

        UNSECURED RECOVERY %
---------------------------------------
PLAN GENERAL UNSECURED                    12.6%
PLAN GUARANTEE                             0.0%
Stand-Alone General Unsecured              9.8%
Modified Consolidated General Unsecured   19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                           DEBTOR'S STAND ALONE ASSETS
                                                                           ---------------------------
                                                                             FACE    STAND-ALONE VALUE
                                                                           --------  -----------------
Cash                                                                          n.a.          0.0
Directly Held Assets to be Liquidated                                         n.a.          0.0
Interests in PGE to be Liquidated                                             n.a.            -
Directly Held Assets Transferred to CrossCountry                              n.a.            -
Directly Held Assets Transferred to Prisma                                    n.a.            -
Directly Held Trading Book Assets                                             n.a.            -
                                                                                           ----
  Total Directly Held Assets                                                                0.0

Intercompany Post Petition Receivables from Debtors                              -            -

Intercompany Pre Petition Receivables from Debtors
Enron Brazil Power Holdings I Ltd.                                             0.5          0.1
                                                                                 -            -
                                                                                 -            -
                                                                                 -            -
Other                                                                            -            -
                                                                             -----         ----
  Total                                                                        0.5          0.1

Intercompany Receivables from Non-Debtors
Enron Netherlands Holding B.V.                                               169.0          7.3
Enron (Bolivia) C.V.                                                           2.1          2.1
Enron Electric Power Brazil C.V.                                               3.7          1.1
Enron International Bolivia Holdings Ltd.                                      0.0          0.0
Other                                                                          3.0            -
                                                                             -----         ----
  Total                                                                      177.8         10.5

Equity / Preferred Equity Interests in Affiliates
Enron do Brazil Investments Ltd.                                              n.a.            -
EPE Holdings Ltd.                                                             n.a.            -
                                                                              n.a.            -
                                                                              n.a.            -
Other                                                                         n.a.            -
                                                                                           ----
  Total                                                                                       -

                                                                                           ----
Total Allocated - Stand-Alone                                                              10.6
                                                                                           ====

                                                                           CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                                           -----------------------------------
                                                                                FACE         STAND-ALONE VALUE
                                                                           ---------------   -----------------
Administrative Claims (Post Petition)                                            3.3                3.3
Secured Claims                                                                     -                  -
Priority Claims                                                                    -                  -
Intercompany Payables Post Petition                                                -                  -
                                                                                ----               ----
  Total Administrative, Secured & Priority                                       3.3                3.3

Pre Petition General Unsecured Claims
Debt                                                                               -                  -
SPE Obligations                                                                    -                  -
Guarantee Obligations                                                              -                  -
Trade & A/P Liabilities                                                            -                  -
Other Liabilities                                                                  -                  -

Intercompany Payables Pre Petition
Enron Development Funding Ltd.                                                  59.4                5.8
Enron Corp.                                                                     10.6                1.0
Enron South America LLC                                                          4.9                0.5
                                                                                   -                  -
Other Debtors                                                                      -                  -
Enron Servicios de Energia, S.A.                                                 0.0                0.0
                                                                                   -                  -
                                                                                   -                  -
                                                                                   -                  -
Other Non-Debtors                                                                  -                  -
                                                                                ----               ----
  Total Intercompany Payables                                                   74.9                7.3

                                                                                ----               ----
Total General Unsecured                                                         74.9                7.3

Subordinated Claims                                                                -                  -
                                                                                ----               ----
  Total                                                                         78.2               10.6


Equity                                                                          n.a.                  -
                                                                                ----               ----
  Total Allocated - Stand-Alone                                                 78.2               10.6
                                                                                ====               ====

--------------------------------------------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

  APPENDIX C-I

ENRON ENERGY INFORMATION SOLUTIONS, INC.
($'s in millions)

          UNSECURED RECOVERY %
---------------------------------------
PLAN GENERAL UNSECURED                      17.8%
PLAN GUARANTEE                               0.0%
Stand-Alone General Unsecured               17.3%
Modified Consolidated General Unsecured     19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                           DEBTOR'S STAND ALONE ASSETS
                                                                           ---------------------------
                                                                             FACE    STAND-ALONE VALUE
                                                                           --------  -----------------
Cash                                                                         n.a.           2.0
Directly Held Assets to be Liquidated                                        n.a.           0.1
Interests in PGE to be Liquidated                                            n.a.             -
Directly Held Assets Transferred to CrossCountry                             n.a.             -
Directly Held Assets Transferred to Prisma                                   n.a.             -
Directly Held Trading Book Assets                                            n.a.             -
                                                                                           ----
  Total Directly Held Assets                                                                2.1

Intercompany Post Petition Receivables from Debtors                           0.2           0.2

Intercompany Pre Petition Receivables from Debtors
Enron Corp.                                                                  49.0           8.1
Enron Energy Services, LLC                                                    5.5           1.3
Enron Energy Services, Inc.                                                   3.3           0.7
Enron Energy Services North America, Inc.                                     0.0           0.0
Other                                                                           -             -
                                                                             ----          ----
  Total                                                                      57.8          10.1

Intercompany Receivables from Non-Debtors
EES Property Services, Inc.                                                   0.0           0.0
                                                                                -             -
                                                                                -             -
                                                                                -             -
Other                                                                           -             -
                                                                             ----          ----
  Total                                                                       0.0           0.0

Equity / Preferred Equity Interests in Affiliates

                                                                             n.a.             -
                                                                             n.a.             -
                                                                             n.a.             -
                                                                             n.a.             -
Other                                                                        n.a.             -
                                                                                           ----
  Total                                                                                       -

                                                                                           ----
Total Allocated - Stand-Alone                                                              12.5
                                                                                           ====

                                                                           CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                                           -----------------------------------
                                                                                FACE         STAND-ALONE VALUE
                                                                           --------------    -----------------
Administrative Claims (Post Petition)                                            0.3                0.3
Secured Claims                                                                     -                  -
Priority Claims                                                                  0.0                0.0
Intercompany Payables Post Petition                                              0.1                0.1
                                                                                ----               ----
  Total Administrative, Secured & Priority                                       0.5                0.5

Pre Petition General Unsecured Claims
Debt                                                                               -                  -
SPE Obligations                                                                    -                  -
Guarantee Obligations                                                              -                  -
Trade & A/P Liabilities                                                          0.3                0.1
Other Liabilities                                                                0.0                0.0

Intercompany Payables Pre Petition
Enron Energy Services Operations, Inc.                                          69.0               11.9
Enron Property & Services Corp.                                                  0.2                0.0
Artemis Associates, L.L.C.                                                       0.0                0.0
Enron Net Works LLC                                                              0.0                0.0
Other Debtors                                                                      -                  -
                                                                                   -                  -
                                                                                   -                  -
                                                                                   -                  -
                                                                                   -                  -
Other Non-Debtors                                                                  -                  -
                                                                                ----               ----
  Total Intercompany Payables                                                   69.3               12.0

                                                                                ----               ----
Total General Unsecured                                                         69.6               12.0

Subordinated Claims                                                                -                  -
                                                                                ----               ----
  Total                                                                         70.1               12.5

Equity                                                                          n.a.                  -
                                                                                ----               ----
  Total Allocated - Stand-Alone                                                 70.1               12.5
                                                                                ====               ====

--------------------------------------------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

  APPENDIX C-I

ENRON ENERGY MARKETING CORP.
($'s in millions)

           UNSECURED RECOVERY %
---------------------------------------
PLAN GENERAL UNSECURED                      24.1%
PLAN GUARANTEE                               0.0%
Stand-Alone General Unsecured               26.2%
Modified Consolidated General Unsecured     19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                           DEBTOR'S STAND ALONE ASSETS
                                                                           ---------------------------
                                                                             FACE    STAND-ALONE VALUE
                                                                           --------  -----------------
Cash                                                                         n.a.           28.9
Directly Held Assets to be Liquidated                                        n.a.            0.8
Interests in PGE to be Liquidated                                            n.a.              -
Directly Held Assets Transferred to CrossCountry                             n.a.              -
Directly Held Assets Transferred to Prisma                                   n.a.              -
Directly Held Trading Book Assets                                            n.a.          127.3
                                                                                           -----
  Total Directly Held Assets                                                               157.0

Intercompany Post Petition Receivables from Debtors                         104.1          104.1

Intercompany Pre Petition Receivables from Debtors
Enron Corp.                                                                  81.8           13.6
                                                                                -              -
                                                                                -              -
                                                                                -              -
Other                                                                           -              -
                                                                            -----          -----
  Total                                                                      81.8           13.6

Intercompany Receivables from Non-Debtors

                                                                                -              -
                                                                                -              -
                                                                                -              -
                                                                                -              -
Other                                                                           -              -
                                                                            -----          -----
  Total                                                                         -              -

Equity / Preferred Equity Interests in Affiliates

                                                                             n.a.              -
                                                                             n.a.              -
                                                                             n.a.              -
                                                                             n.a.              -
Other                                                                        n.a.              -
                                                                                           -----
  Total                                                                                        -

                                                                                           -----
Total Allocated - Stand-Alone                                                              274.7
                                                                                           =====

                                                                           CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                                           -----------------------------------
                                                                                FACE         STAND-ALONE VALUE
                                                                           --------------    -----------------
Administrative Claims (Post Petition)                                            21.7               21.7
Secured Claims                                                                    0.0                0.0
Priority Claims                                                                   4.1                4.1
Intercompany Payables Post Petition                                              18.0               18.0
                                                                                -----              -----
  Total Administrative, Secured & Priority                                       43.8               43.8

Pre Petition General Unsecured Claims
Debt                                                                                -                  -
SPE Obligations                                                                     -                  -
Guarantee Obligations                                                               -                  -
Trade & A/P Liabilities                                                         198.2               51.9
Other Liabilities                                                               200.0               52.4

Intercompany Payables Pre Petition
Enron Energy Services, Inc.                                                     353.9               92.7
Enron Energy Services Operations, Inc.                                           73.7               19.3
Enron Power Marketing, Inc.                                                      36.4                9.5
Enron Energy Services, LLC                                                       18.8                4.9
Other Debtors                                                                     0.0                0.0
                                                                                    -                  -
                                                                                    -                  -
                                                                                    -                  -
                                                                                    -                  -
Other Non-Debtors                                                                   -                  -
                                                                                -----              -----
  Total Intercompany Payables                                                   482.8              126.5

                                                                                -----              -----
Total General Unsecured                                                         881.0              230.9

Subordinated Claims                                                                 -                  -
                                                                                -----              -----
  Total                                                                         924.8              274.7

Equity                                                                           n.a.                  -

                                                                                -----              -----
  Total Allocated - Stand-Alone                                                 924.8              274.7
                                                                                =====              =====

--------------------------------------------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

  APPENDIX C-I

ENRON ENERGY SERVICES NORTH AMERICA, INC.
($'s in millions)

          UNSECURED RECOVERY %
---------------------------------------
PLAN GENERAL UNSECURED                        12.6%
PLAN GUARANTEE                                 0.0%
Stand-Alone General Unsecured                  9.8%
Modified Consolidated General Unsecured       19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                           DEBTOR'S STAND ALONE ASSETS
                                                                           ---------------------------
                                                                             FACE    STAND-ALONE VALUE
                                                                           --------  -----------------
Cash                                                                          n.a.          0.6
Directly Held Assets to be Liquidated                                         n.a.          0.2
Interests in PGE to be Liquidated                                             n.a.            -
Directly Held Assets Transferred to CrossCountry                              n.a.            -
Directly Held Assets Transferred to Prisma                                    n.a.            -
Directly Held Trading Book Assets                                             n.a.            -
                                                                                           ----
  Total Directly Held Assets                                                                0.8

Intercompany Post Petition Receivables from Debtors                            3.4          3.4

Intercompany Pre Petition Receivables from Debtors
Enron Energy Services Operations, Inc.                                       124.3         18.5
Enron Energy Services, Inc.                                                    8.1          1.6
Enron Federal Solutions, Inc.                                                 13.0          1.1
Enron Engineering & Construction Company                                       0.7          0.1
Other                                                                          1.2          0.2
                                                                             -----         ----
  Total                                                                      147.3         21.5

Intercompany Receivables from Non-Debtors
EES Property Services, Inc.                                                    1.6          1.1
Enron Power Construction Company                                               0.0          0.0
The BMP Team, L.L.C.                                                           1.9            -
                                                                                 -            -
Other                                                                            -            -
                                                                             -----         ----
  Total                                                                        3.5          1.1

Equity / Preferred Equity Interests in Affiliates
The BMP Team, L.L.C.                                                          n.a.            -
Bentley Energy Services, Inc.                                                 n.a.            -
                                                                              n.a.            -
                                                                              n.a.            -
Other                                                                         n.a.            -
                                                                                           ----
  Total                                                                                       -

                                                                                           ----
Total Allocated - Stand-Alone                                                              26.9
                                                                                           ====

                                                                           CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                                           -----------------------------------
                                                                                FACE         STAND-ALONE VALUE
                                                                           --------------    -----------------
Administrative Claims (Post Petition)                                             1.2               1.2
Secured Claims                                                                    2.8               2.8
Priority Claims                                                                   0.3               0.3
Intercompany Payables Post Petition                                               2.1               2.1
                                                                                -----              ----
  Total Administrative, Secured & Priority                                        6.4               6.4

Pre Petition General Unsecured Claims
Debt                                                                                -                 -
SPE Obligations                                                                     -                 -
Guarantee Obligations                                                               -                 -
Trade & A/P Liabilities                                                          13.6               1.3
Other Liabilities                                                                 0.7               0.1

Intercompany Payables Pre Petition
Enron Corp.                                                                     192.9              18.8
Enron Property & Services Corp.                                                   1.0               0.1
Enron Energy Services, LLC                                                        0.8               0.1
EFS Construction Management Services, Inc.                                        0.3               0.0
Other Debtors                                                                     0.1               0.0
Enron Facility Services, Inc.                                                     0.6               0.1
JEDI Hydrocarbon Investments II Limited Partnership                               0.0               0.0
Citrus Corp.                                                                      0.0               0.0
                                                                                    -                 -
Other Non-Debtors                                                                   -                 -
                                                                                -----              ----
  Total Intercompany Payables                                                   195.8              19.1

                                                                                -----              ----
Total General Unsecured                                                         210.1              20.5

Subordinated Claims                                                                 -                 -
                                                                                -----              ----
  Total                                                                         216.5              26.9

Equity                                                                           n.a.                 -

                                                                                -----              ----
  Total Allocated - Stand-Alone                                                 216.5              26.9
                                                                                =====              ====

--------------------------------------------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

  APPENDIX C-I

ENRON ENERGY SERVICES OPERATIONS, INC.
($'s in millions)

            UNSECURED RECOVERY %
---------------------------------------
PLAN GENERAL UNSECURED                      16.1%
PLAN GUARANTEE                               0.0%
Stand-Alone General Unsecured               14.9%
Modified Consolidated General Unsecured     19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                           DEBTOR'S STAND ALONE ASSETS
                                                                           ---------------------------
                                                                             FACE    STAND-ALONE VALUE
                                                                           --------  -----------------
Cash                                                                         n.a.          162.2
Directly Held Assets to be Liquidated                                        n.a.           23.4
Interests in PGE to be Liquidated                                            n.a.              -
Directly Held Assets Transferred to CrossCountry                             n.a.              -
Directly Held Assets Transferred to Prisma                                   n.a.              -
Directly Held Trading Book Assets                                            n.a.           20.0
                                                                                           -----
  Total Directly Held Assets                                                               205.7

Intercompany Post Petition Receivables from Debtors                          91.1           90.8

Intercompany Pre Petition Receivables from Debtors
Enron Energy Services, Inc.                                                 625.8          125.4
Clinton Energy Management Services, Inc.                                    190.0           41.0
Enron Energy Marketing Corp.                                                 73.7           19.3
Enron Energy Information Solutions, Inc.                                     69.0           11.9
Other                                                                        26.7           10.0
                                                                            -----          -----
  Total                                                                     985.3          207.6

Intercompany Receivables from Non-Debtors
Integrated Process Technologies, LLC                                          5.2            1.9
Enron Energy Services International Co.                                       1.5            1.5
Enron California Municipal Services, Inc.                                     0.5            0.5
Enron Energy Services Canada Corp.                                            0.3            0.1
Other                                                                         0.9            0.1
                                                                            -----          -----
  Total                                                                       8.5            4.1

Equity / Preferred Equity Interests in Affiliates
Teal LLC                                                                     n.a.            0.0
Enron Acquisition IV Corp.                                                   n.a.            0.0
McGarret X, L.L.C.                                                           n.a.            0.0
Psyche, L.L.C.                                                               n.a.            0.0
Other                                                                        n.a.            0.0
                                                                                           -----
  Total                                                                                      0.0

                                                                                           -----
Total Allocated - Stand-Alone                                                              508.1
                                                                                           =====

                                                                           CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                                           -----------------------------------
                                                                                FACE         STAND-ALONE VALUE
                                                                           ---------------   -----------------
Administrative Claims (Post Petition)                                             11.8             11.8
Secured Claims                                                                     1.6              1.6
Priority Claims                                                                    7.7              7.7
Intercompany Payables Post Petition                                               50.8             50.8
                                                                               -------            -----
  Total Administrative, Secured & Priority                                        72.0             72.0

Pre Petition General Unsecured Claims
Debt                                                                               0.0              0.0
SPE Obligations                                                                    0.1              0.0
Guarantee Obligations                                                                -                -
Trade & A/P Liabilities                                                          222.4             33.1
Other Liabilities                                                                 10.4              1.6

Intercompany Payables Pre Petition
Enron Corp.                                                                    1,742.0            259.2
Enron Energy Services, LLC                                                       691.1            102.8
Enron Energy Services North America, Inc.                                        124.3             18.5
Tenant Services, Inc.                                                             72.2             10.7
Other Debtors                                                                     65.9              9.8
Integrated Process Technologies, LLC                                               1.7              0.2
Enron Energy Services Capital Corp.                                                0.9              0.1
NewPower Holdings, Inc.                                                            0.2              0.0
Owens Corning Energy LLC                                                           0.1              0.0
Other Non-Debtors                                                                  0.2              0.0
                                                                               -------            -----
  Total Intercompany Payables                                                  2,698.7            401.5

                                                                               -------            -----
Total General Unsecured                                                        2,931.5            436.2

Subordinated Claims                                                                  -                -
                                                                               -------            -----
  Total                                                                        3,003.5            508.1

Equity                                                                            n.a.                -
                                                                               -------            -----
  Total Allocated - Stand-Alone                                                3,003.5            508.1
                                                                               =======            =====

--------------------------------------------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

  APPENDIX C-I

ENRON ENERGY SERVICES, INC.
($'s in millions)

          UNSECURED RECOVERY %
---------------------------------------
PLAN GENERAL UNSECURED                     19.7%
PLAN GUARANTEE                              0.0%
Stand-Alone General Unsecured              20.0%
Modified Consolidated General Unsecured    19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                           DEBTOR'S STAND ALONE ASSETS
                                                                           ---------------------------
                                                                             FACE    STAND-ALONE VALUE
                                                                           --------  -----------------
Cash                                                                           n.a.        285.4
Directly Held Assets to be Liquidated                                          n.a.          8.0
Interests in PGE to be Liquidated                                              n.a.            -
Directly Held Assets Transferred to CrossCountry                               n.a.            -
Directly Held Assets Transferred to Prisma                                     n.a.            -
Directly Held Trading Book Assets                                              n.a.        200.1
                                                                                           -----
  Total Directly Held Assets                                                               493.6

Intercompany Post Petition Receivables from Debtors                           190.5        190.5

Intercompany Pre Petition Receivables from Debtors
Enron Energy Services, LLC                                                    800.4        194.6
Enron Energy Marketing Corp.                                                  353.9         92.7
Clinton Energy Management Services, Inc.                                        7.3          1.6
Tenant Services, Inc.                                                          10.2          1.5
Other                                                                           1.9          0.2
                                                                           --------        -----
  Total                                                                     1,173.6        290.5

Intercompany Receivables from Non-Debtors
Enron Canada Corp.                                                              0.6          0.6
EES Property Services, Inc.                                                     0.8          0.5
Transwestern Pipeline Company                                                   0.0          0.0
Enron Energy Services Capital Corp.                                             0.1          0.0
Other                                                                           0.0          0.0
                                                                           --------        -----
  Total                                                                         1.5          1.1

Equity / Preferred Equity Interests in Affiliates
McGarret II, L.L.C.                                                            n.a.            -
McGarret I, L.L.C.                                                             n.a.            -
McGarret III, L.L.C.                                                           n.a.            -
                                                                               n.a.            -
Other                                                                          n.a.            -
                                                                                           -----
  Total                                                                                        -

                                                                                           -----
Total Allocated - Stand-Alone                                                              975.7
                                                                                           =====

                                                                           CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                                           -----------------------------------
                                                                                FACE         STAND-ALONE VALUE
                                                                           --------------    -----------------
Administrative Claims (Post Petition)                                             35.9              35.9
Secured Claims                                                                     0.8               0.8
Priority Claims                                                                   23.0              23.0
Intercompany Payables Post Petition                                              232.6             232.6
                                                                               -------             -----
  Total Administrative, Secured & Priority                                       292.2             292.2

Pre Petition General Unsecured Claims
Debt                                                                                 -                 -
SPE Obligations                                                                      -                 -
Guarantee Obligations                                                                -                 -
Trade & A/P Liabilities                                                          474.2              95.0
Other Liabilities                                                                390.3              78.2

Intercompany Payables Pre Petition
Enron Corp.                                                                    1,051.3             210.6
Risk Management & Trading Corp.                                                  639.5             128.1
Enron Energy Services Operations, Inc.                                           625.8             125.4
Enron Power Marketing, Inc.                                                       97.2              19.5
Other Debtors                                                                     83.2              16.7
Enron Facility Services, Inc.                                                     46.1               9.2
Enron Energy Services Canada Corp.                                                 2.6               0.5
Enron Canada Corp.                                                                 1.1               0.2
The New Power Company                                                              0.5               0.1
Other Non-Debtors                                                                  0.0               0.0
                                                                               -------             -----
  Total Intercompany Payables                                                  2,547.4             510.3

                                                                               -------             -----
Total General Unsecured                                                        3,411.8             683.5

Subordinated Claims                                                                  -                 -
                                                                               -------             -----
  Total                                                                        3,704.1             975.7

Equity                                                                            n.a.                 -

                                                                               -------             -----
  Total Allocated - Stand-Alone                                                3,704.1             975.7
                                                                               =======             =====

--------------------------------------------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

  APPENDIX C-I

ENRON ENERGY SERVICES, LLC
($'s in millions)

          UNSECURED RECOVERY %
---------------------------------------
PLAN GENERAL UNSECURED                     22.7%
PLAN GUARANTEE                              0.0%
Stand-Alone General Unsecured              24.3%
Modified Consolidated General Unsecured    19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                           DEBTOR'S STAND ALONE ASSETS
                                                                           ---------------------------
                                                                            FACE     STAND-ALONE VALUE
                                                                           -------   -----------------
Cash                                                                          n.a.            -
Directly Held Assets to be Liquidated                                         n.a.          1.0
Interests in PGE to be Liquidated                                             n.a.            -
Directly Held Assets Transferred to CrossCountry                              n.a.            -
Directly Held Assets Transferred to Prisma                                    n.a.            -
Directly Held Trading Book Assets                                             n.a.            -
                                                                                          -----
  Total Directly Held Assets                                                                1.0

Intercompany Post Petition Receivables from Debtors                              -            -

Intercompany Pre Petition Receivables from Debtors
Enron Corp.                                                                  656.6        109.1
Enron Energy Services Operations, Inc.                                       691.1        102.8
Enron Energy Marketing Corp.                                                  18.8          4.9
Enron Energy Services North America, Inc.                                      0.8          0.1
Other                                                                         67.8          0.0
                                                                           -------        -----
  Total                                                                    1,435.2        217.0

Intercompany Receivables from Non-Debtors
Pierce Mechanical, Inc.                                                        0.2          0.2
Enron EES Acquisition I Corp.                                                  4.1          0.1
Enron Energy Services Capital Corp.                                            0.0          0.0
Pronghorn I LLC                                                                4.0            -
Other                                                                         (0.0)           -
                                                                           -------        -----
  Total                                                                        8.3          0.3

Equity / Preferred Equity Interests in Affiliates
Big Island II, L.L.C.                                                         n.a.            -
Big Island I, L.L.C.                                                          n.a.            -
Cortez Energy Services, LLC                                                   n.a.            -
Fiji Z, L.L.C.                                                                n.a.            -
Other                                                                         n.a.            -
                                                                                          -----
  Total                                                                                       -

                                                                                          -----
Total Allocated - Stand-Alone                                                             218.4
                                                                                          =====

                                                                           CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                                           -----------------------------------
                                                                                FACE         STAND-ALONE VALUE
                                                                           ---------------   -----------------
Administrative Claims (Post Petition)                                             0.4                0.4
Secured Claims                                                                      -                  -
Priority Claims                                                                     -                  -
Intercompany Payables Post Petition                                               0.2                0.2
                                                                                -----              -----
  Total Administrative, Secured & Priority                                        0.6                0.6

Pre Petition General Unsecured Claims
Debt                                                                                -                  -
SPE Obligations                                                                     -                  -
Guarantee Obligations                                                               -                  -
Trade & A/P Liabilities                                                           0.2                0.0
Other Liabilities                                                                   -                  -

Intercompany Payables Pre Petition
Enron Energy Services, Inc.                                                     800.4              194.6
Clinton Energy Management Services, Inc.                                         82.6               20.1
Enron Energy Information Solutions, Inc.                                          5.5                1.3
Tenant Services, Inc.                                                             3.6                0.9
Other Debtors                                                                     1.1                0.3
Enron Energy Services International Co.                                           2.0                0.5
Enron California Municipal Services, Inc.                                         0.6                0.1
                                                                                    -                  -
                                                                                    -                  -
Other Non-Debtors                                                                   -                  -
                                                                                -----              -----
  Total Intercompany Payables                                                   895.7              217.8

                                                                                -----              -----
Total General Unsecured                                                         895.9              217.8

Subordinated Claims                                                                 -                  -
                                                                                -----              -----
  Total                                                                         896.5              218.4

 Equity                                                                          n.a.                  -

                                                                                -----              -----
  Total Allocated - Stand-Alone                                                 896.5              218.4
                                                                                =====              =====

--------------------------------------------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

  APPENDIX C-I

ENRON ENGINEERING & CONSTRUCTION COMPANY
($'s in millions)

          UNSECURED RECOVERY %
---------------------------------------
PLAN GENERAL UNSECURED                      17.2%
PLAN GUARANTEE                               0.0%
Stand-Alone General Unsecured               16.4%
Modified Consolidated General Unsecured     19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                           DEBTOR'S STAND ALONE ASSETS
                                                                           ---------------------------
                                                                             FACE    STAND-ALONE VALUE
                                                                           --------  -----------------
Cash                                                                          n.a.           3.3
Directly Held Assets to be Liquidated                                         n.a.           0.8
Interests in PGE to be Liquidated                                             n.a.             -
Directly Held Assets Transferred to CrossCountry                              n.a.             -
Directly Held Assets Transferred to Prisma                                    n.a.             -
Directly Held Trading Book Assets                                             n.a.             -
                                                                                           -----
  Total Directly Held Assets                                                                 4.1

Intercompany Post Petition Receivables from Debtors                            0.0           0.0

Intercompany Pre Petition Receivables from Debtors
Enron Equipment Procurement Company                                          716.8         137.2
Enron Power Corp.                                                             49.1          18.0
LINGTEC Constructors L.P.                                                     91.0           6.9
Superior Construction Company                                                 10.7           2.2
Other                                                                         15.3           1.7
                                                                             -----         -----
  Total                                                                      882.7         166.0

Intercompany Receivables from Non-Debtors
Enron Power Construction Company                                             112.2          22.4
Enron Power I (Puerto Rico), Inc.                                            177.5          17.9
Enron Power Services B.V.                                                    152.0          17.4
Enron Export Sales Ltd.                                                       22.8           3.7
Other                                                                         31.3           6.7
                                                                             -----         -----
  Total                                                                      495.7          68.1

Equity / Preferred Equity Interests in Affiliates
Enron Advisory Services, Inc.                                                 n.a.           0.0
Operational Energy Corp.                                                      n.a.             -
Enron Power & Industrial Construction Company                                 n.a.             -
National Energy Production Corporation of Canada, Ltd.                        n.a.             -
Other                                                                         n.a.             -
                                                                                           -----
  Total                                                                                      0.0

                                                                                           -----
Total Allocated - Stand-Alone                                                              238.2
                                                                                           =====

                                                                           CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                                           -----------------------------------
                                                                                 FACE        STAND-ALONE VALUE
                                                                           ----------------  -----------------
Administrative Claims (Post Petition)                                              2.3               2.3
Secured Claims                                                                       -                 -
Priority Claims                                                                    0.1               0.1
Intercompany Payables Post Petition                                               12.7              12.7
                                                                               -------             -----
  Total Administrative, Secured & Priority                                        15.2              15.2

Pre Petition General Unsecured Claims
Debt                                                                               0.9               0.2
SPE Obligations                                                                      -                 -
Guarantee Obligations                                                                -                 -
Trade & A/P Liabilities                                                            3.2               0.5
Other Liabilities                                                                  6.4               1.0

Intercompany Payables Pre Petition
Enron Corp.                                                                    1,241.6             203.5
Enron Property & Services Corp.                                                   11.8               1.9
Enron Expat Services Inc.                                                          5.6               0.9
Enron South America LLC                                                            5.0               0.8
Other Debtors                                                                      4.6               0.8
Enron Export Sales Ltd.                                                           62.2              10.2
Enron Power Operating Company                                                     13.9               2.3
Enron Power Corp. - U.S.                                                           4.1               0.7
Enron Power Construction (Brasil) Ltda.                                            0.6               0.1
Other Non-Debtors                                                                  0.5               0.1
                                                                               -------             -----
  Total Intercompany Payables                                                  1,349.8             221.3

                                                                               -------             -----
Total General Unsecured                                                        1,360.4             223.0

Subordinated Claims                                                                  -                 -
                                                                               -------             -----
  Total                                                                        1,375.6             238.2

Equity                                                                            n.a.                 -

                                                                               -------             -----
  Total Allocated - Stand-Alone                                                1,375.6             238.2
                                                                               =======             =====

--------------------------------------------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

  APPENDIX C-I

ENRON ENGINEERING & OPERATIONAL SERVICES COMPANY
($'s in millions)

          UNSECURED RECOVERY %
---------------------------------------
PLAN GENERAL UNSECURED                    5.7%
PLAN GUARANTEE                            0.0%
Stand-Alone General Unsecured             0.0%
Modified Consolidated General Unsecured  19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                           DEBTOR'S STAND ALONE ASSETS
                                                                           ---------------------------
                                                                             FACE    STAND-ALONE VALUE
                                                                           --------  -----------------
Cash                                                                         n.a.             -
Directly Held Assets to be Liquidated                                        n.a.             -
Interests in PGE to be Liquidated                                            n.a.             -
Directly Held Assets Transferred to CrossCountry                             n.a.             -
Directly Held Assets Transferred to Prisma                                   n.a.             -
Directly Held Trading Book Assets                                            n.a.             -
                                                                                            ---
  Total Directly Held Assets                                                                  -

Intercompany Post Petition Receivables from Debtors                             -             -

Intercompany Pre Petition Receivables from Debtors
Enron North America Corp.                                                     0.0           0.0
                                                                                -             -
                                                                                -             -
                                                                                -             -
Other                                                                           -             -
                                                                             ----           ---
  Total                                                                       0.0           0.0

Intercompany Receivables from Non-Debtors

                                                                                -             -
                                                                                -             -
                                                                                -             -
                                                                                -             -
Other                                                                           -             -
                                                                             ----           ---
  Total                                                                         -             -

Equity / Preferred Equity Interests in Affiliates

                                                                             n.a.             -
                                                                             n.a.             -
                                                                             n.a.             -
                                                                             n.a.             -
Other                                                                        n.a.             -
                                                                                            ---
  Total                                                                                       -

                                                                                            ---
Total Allocated - Stand-Alone                                                               0.0
                                                                                            ===

                                                                           CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                                           -----------------------------------
                                                                                 FACE        STAND-ALONE VALUE
                                                                           ---------------   -----------------
Administrative Claims (Post Petition)                                             0.2               0.0
Secured Claims                                                                      -                 -
Priority Claims                                                                     -                 -
Intercompany Payables Post Petition                                                 -                 -
                                                                                 ----               ---
  Total Administrative, Secured & Priority                                        0.2               0.0

Pre Petition General Unsecured Claims
Debt                                                                                -                 -
SPE Obligations                                                                     -                 -
Guarantee Obligations                                                               -                 -
Trade & A/P Liabilities                                                           0.6                 -
Other Liabilities                                                                   -                 -

Intercompany Payables Pre Petition

                                                                                    -                 -
                                                                                    -                 -
                                                                                    -                 -
                                                                                    -                 -
Other Debtors                                                                       -                 -
                                                                                    -                 -
                                                                                    -                 -
                                                                                    -                 -
                                                                                    -                 -
Other Non-Debtors                                                                   -                 -
                                                                                 ----               ---
  Total Intercompany Payables                                                       -                 -

                                                                                 ----               ---
Total General Unsecured                                                           0.6                 -

Subordinated Claims                                                                 -                 -
                                                                                 ----               ---
  Total                                                                           0.8               0.0

Equity                                                                           n.a.                 -

                                                                                 ----               ---
  Total Allocated - Stand-Alone                                                   0.8               0.0
                                                                                 ====               ===

--------------------------------------------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

  APPENDIX C-I

ENRON EQUIPMENT PROCUREMENT COMPANY
($'s in millions)

          UNSECURED RECOVERY %
---------------------------------------
PLAN GENERAL UNSECURED                      19.1%
PLAN GUARANTEE                               0.0%
Stand-Alone General Unsecured               19.1%
Modified Consolidated General Unsecured     19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                           DEBTOR'S STAND ALONE ASSETS
                                                                           ---------------------------
                                                                             FACE    STAND-ALONE VALUE
                                                                           --------  -----------------
Cash                                                                          n.a.           8.7
Directly Held Assets to be Liquidated                                         n.a.          25.8
Interests in PGE to be Liquidated                                             n.a.             -
Directly Held Assets Transferred to CrossCountry                              n.a.             -
Directly Held Assets Transferred to Prisma                                    n.a.             -
Directly Held Trading Book Assets                                             n.a.             -
                                                                                           -----
  Total Directly Held Assets                                                                34.5

Intercompany Post Petition Receivables from Debtors                           86.1          58.1

Intercompany Pre Petition Receivables from Debtors
Enron Corp.                                                                  590.6          98.1
Enron Pipeline Construction Services Company                                   1.6           1.6
Superior Construction Company                                                  0.5           0.1
Enron Power Corp.                                                              0.0           0.0
Other                                                                        335.4             -
                                                                             -----         -----
  Total                                                                      928.1          99.8

Intercompany Receivables from Non-Debtors
Enron Power Services B.V.                                                      2.5           0.3
                                                                                 -             -
                                                                                 -             -
                                                                                 -             -
Other                                                                            -             -
                                                                             -----         -----
  Total                                                                        2.5           0.3

Equity / Preferred Equity Interests in Affiliates

                                                                              n.a.             -
                                                                              n.a.             -
                                                                              n.a.             -
                                                                              n.a.             -
Other                                                                         n.a.             -
                                                                                           -----
  Total                                                                                        -

                                                                                           -----
Total Allocated - Stand-Alone                                                              192.7
                                                                                           =====

                                                                           CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                                           -----------------------------------
                                                                                FACE         STAND-ALONE VALUE
                                                                           --------------    -----------------
Administrative Claims (Post Petition)                                             1.1                1.1
Secured Claims                                                                      -                  -
Priority Claims                                                                     -                  -
Intercompany Payables Post Petition                                               0.1                0.1
                                                                              -------              -----
  Total Administrative, Secured & Priority                                        1.2                1.2

Pre Petition General Unsecured Claims
Debt                                                                                -                  -
SPE Obligations                                                                     -                  -
Guarantee Obligations                                                               -                  -
Trade & A/P Liabilities                                                             -                  -
Other Liabilities                                                                88.1               16.9

Intercompany Payables Pre Petition
Enron Engineering & Construction Company                                        716.8              137.2
Enron Caribbean Basin LLC                                                        50.4                9.6
LINGTEC Constructors L.P.                                                        27.1                5.2
Enron North America Corp.                                                        18.8                3.6
Other Debtors                                                                     0.2                0.0
Enron Power Construction Company                                                 55.8               10.7
Enron Power Operating Company                                                    29.8                5.7
Enron Power I (Puerto Rico), Inc.                                                11.7                2.2
Enron Proje Yonetimi Limited Sirketi                                              1.1                0.2
Other Non-Debtors                                                                 0.6                0.1
                                                                              -------              -----
  Total Intercompany Payables                                                   912.3              174.7

                                                                              -------              -----
Total General Unsecured                                                       1,000.4              191.5

Subordinated Claims                                                                 -                  -
                                                                              -------              -----
  Total                                                                       1,001.5              192.7

 Equity                                                                          n.a.                  -

                                                                              -------              -----
  Total Allocated - Stand-Alone                                               1,001.5              192.7
                                                                              =======              =====

--------------------------------------------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

  APPENDIX C-I

ENRON EXPAT SERVICES INC.
($'s in millions)

         UNSECURED RECOVERY %
---------------------------------------
PLAN GENERAL UNSECURED                                                     24.0%
PLAN GUARANTEE                                                              0.0%
Stand-Alone General Unsecured                                              26.1%
Modified Consolidated General Unsecured                                    19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                          DEBTOR'S STAND ALONE ASSETS
                                                                      -----------------------------------
                                                                      FACE              STAND-ALONE VALUE
                                                                      ----              -----------------
Cash                                                                  n.a.                     0.1
Directly Held Assets to be Liquidated                                 n.a.                     0.0
Interests in PGE to be Liquidated                                     n.a.                       -
Directly Held Assets Transferred to CrossCountry                      n.a.                       -
Directly Held Assets Transferred to Prisma                            n.a.                       -
Directly Held Trading Book Assets                                     n.a.                       -
                                                                                              ----
    Total Directly Held Assets                                                                 0.1

Intercompany Post Petition Receivables from Debtors                    1.9                     1.7

Intercompany Pre Petition Receivables from Debtors
Enron North America Corp.                                             24.6                     5.1
Enron South America LLC                                               14.3                     4.2
Enron Asia Pacific/Africa/China LLC                                    9.0                     3.5
Enron Engineering & Construction Company                               5.6                     0.9
Other                                                                 21.2                     1.6
                                                                      ----                    ----
    Total                                                             74.7                    15.2

Intercompany Receivables from Non-Debtors
Azurix Corp.                                                           1.3                     1.3
Enron Hainan Wenchang Company Ltd.                                     0.5                     0.5
Enron Wenchang Holdings Company Ltd.                                   0.5                     0.5
Enron America del Sur S.A.                                             0.9                     0.2
Other                                                                  5.3                     0.5
                                                                      ----                    ----
    Total                                                              8.5                     3.0

Equity / Preferred Equity Interests in Affiliates
Enron Overseas Services Corp.                                         n.a.                       -
                                                                      n.a.                       -
                                                                      n.a.                       -
                                                                      n.a.                       -
Other                                                                 n.a.                       -
                                                                                              ----
    Total                                                                                        -

                                                                                              ----
 Total Allocated - Stand-Alone                                                                20.0
                                                                                              ====

                                                                      CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                                      -----------------------------------
                                                                      FACE              STAND-ALONE VALUE
                                                                      ----              -----------------
Administrative Claims (Post Petition)                                  0.3                     0.3
Secured Claims                                                           -                       -
Priority Claims                                                        0.0                     0.0
Intercompany Payables Post Petition                                    1.5                     1.5
                                                                      ----                    ----
    Total Administrative, Secured & Priority                           1.8                     1.8

Pre Petition General Unsecured Claims
Debt                                                                     -                       -
SPE Obligations                                                          -                       -
Guarantee Obligations                                                    -                       -
Trade & A/P Liabilities                                                0.0                     0.0
Other Liabilities                                                      0.4                     0.1

Intercompany Payables Pre Petition
Enron Corp.                                                           67.8                    17.7
Enron Property & Services Corp.                                        1.1                     0.3
Enron Capital & Trade Resources International Corp.                    0.2                     0.1
Enron Management, Inc.                                                 0.1                     0.0
Other Debtors                                                          0.0                     0.0
Operadora de Buenos Aires S.R.L.                                       0.0                     0.0
Enron Pipeline Company - Argentina S.A.                                0.0                     0.0
                                                                         -                       -
                                                                         -                       -
Other Non-Debtors                                                        -                       -
                                                                      ----                    ----
    Total Intercompany Payables                                       69.3                    18.1

                                                                      ----                    ----
Total General Unsecured                                               69.7                    18.2

Subordinated Claims                                                      -                       -
                                                                      ----                    ----
    Total                                                             71.5                    20.0

Equity                                                                n.a.                       -

                                                                      ----                    ----
    Total Allocated - Stand-Alone                                     71.5                    20.0
                                                                      ====                    ====

--------------------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

  APPENDIX C-I

ENRON FEDERAL SOLUTIONS, INC.
($'s in millions)

          UNSECURED RECOVERY %
---------------------------------------
PLAN GENERAL UNSECURED                                                     11.8%
PLAN GUARANTEE                                                              0.0%
Stand-Alone General Unsecured                                               8.7%
Modified Consolidated General Unsecured                                    19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                          DEBTOR'S STAND ALONE ASSETS
                                                                      -----------------------------------
                                                                      FACE              STAND-ALONE VALUE
                                                                      ----              -----------------
Cash                                                                  n.a.                       -
Directly Held Assets to be Liquidated                                 n.a.                       -
Interests in PGE to be Liquidated                                     n.a.                       -
Directly Held Assets Transferred to CrossCountry                      n.a.                       -
Directly Held Assets Transferred to Prisma                            n.a.                       -
Directly Held Trading Book Assets                                     n.a.                       -
                                                                                              ----
    Total Directly Held Assets                                                                   -

Intercompany Post Petition Receivables from Debtors                    1.5                     1.5

Intercompany Pre Petition Receivables from Debtors
Enron Energy Services Operations, Inc.                                 3.3                     0.5
                                                                         -                       -
                                                                         -                       -
                                                                         -                       -
Other                                                                    -                       -
                                                                      ----                    ----
    Total                                                              3.3                     0.5

Intercompany Receivables from Non-Debtors
                                                                         -                       -
                                                                         -                       -
                                                                         -                       -
                                                                         -                       -
Other                                                                    -                       -
                                                                      ----                    ----
    Total                                                                -                       -

Equity / Preferred Equity Interests in Affiliates
                                                                      n.a.                       -
                                                                      n.a.                       -
                                                                      n.a.                       -
                                                                      n.a.                       -
Other                                                                 n.a.                       -
                                                                                              ----
    Total                                                                                        -

                                                                                              ----
 Total Allocated - Stand-Alone                                                                 2.0
                                                                                              ====

                                                                      CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                                      -----------------------------------
                                                                      FACE              STAND-ALONE VALUE
                                                                      ----              -----------------
Administrative Claims (Post Petition)                                  0.3                     0.3
Secured Claims                                                           -                       -
Priority Claims                                                        0.0                     0.0
Intercompany Payables Post Petition                                    0.3                     0.3
                                                                      ----                     ---
     Total Administrative, Secured & Priority                          0.6                     0.6

Pre Petition General Unsecured Claims
Debt                                                                     -                       -
SPE Obligations                                                          -                       -
Guarantee Obligations                                                    -                       -
Trade & A/P Liabilities                                                0.7                     0.1
Other Liabilities                                                        -                       -

Intercompany Payables Pre Petition
Enron Energy Services North America, Inc.                             13.0                     1.1
Enron Energy Services, Inc.                                            1.8                     0.2
Enron Energy Services, LLC                                             0.3                     0.0
Operational Energy Corp.                                               0.2                     0.0
Other Debtors                                                          0.0                     0.0
                                                                         -                       -
                                                                         -                       -
                                                                         -                       -
                                                                         -                       -
Other Non-Debtors                                                        -                       -
                                                                      ----                     ---
     Total Intercompany Payables                                      15.3                     1.3

                                                                      ----                     ---
Total General Unsecured                                               16.0                     1.4

Subordinated Claims                                                      -                       -
                                                                      ----                     ---
     Total                                                            16.6                     2.0

Equity                                                                n.a.                       -

                                                                      ----                     ---
     Total Allocated - Stand-Alone                                    16.6                     2.0
                                                                      ====                     ===

---------------------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

  APPENDIX C-I

ENRON FREIGHT MARKETS CORP.
($'s in millions)

        UNSECURED RECOVERY %
--------------------------------------
PLAN GENERAL UNSECURED                                                     21.4%
PLAN GUARANTEE                                                              0.0%
Stand-Alone General Unsecured                                              22.4%
Modified Consolidated General Unsecured                                    19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                          DEBTOR'S STAND ALONE ASSETS
                                                                      -----------------------------------
                                                                      FACE              STAND-ALONE VALUE
                                                                      ----              -----------------
Cash                                                                  n.a.                     0.0
Directly Held Assets to be Liquidated                                 n.a.                     0.3
Interests in PGE to be Liquidated                                     n.a.                       -
Directly Held Assets Transferred to CrossCountry                      n.a.                       -
Directly Held Assets Transferred to Prisma                            n.a.                       -
Directly Held Trading Book Assets                                     n.a.                     1.2
                                                                                               ---
    Total Directly Held Assets                                                                 1.5

Intercompany Post Petition Receivables from Debtors                    2.9                     2.8

Intercompany Pre Petition Receivables from Debtors
Enron Metals & Commodity Corp.                                         0.0                     0.0
                                                                         -                       -
                                                                         -                       -
                                                                         -                       -
Other                                                                    -                       -
                                                                      ----                     ---
    Total                                                              0.0                     0.0

Intercompany Receivables from Non-Debtors
Enron Administrative Services Corp.                                    0.0                     0.0
                                                                         -                       -
                                                                         -                       -
                                                                         -                       -
Other                                                                    -                       -
                                                                      ----                    ----
    Total                                                              0.0                     0.0

Equity / Preferred Equity Interests in Affiliates
                                                                      n.a.                       -
                                                                      n.a.                       -
                                                                      n.a.                       -
                                                                      n.a.                       -
Other                                                                 n.a.                       -
                                                                                               ---
    Total                                                                                        -

                                                                                               ---
 Total Allocated - Stand-Alone                                                                 4.3
                                                                                               ===

                                                                      CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                                      -----------------------------------
                                                                      FACE              STAND-ALONE VALUE
                                                                      ----              -----------------
Administrative Claims (Post Petition)                                  2.1                     2.1
Secured Claims                                                           -                       -
Priority Claims                                                        0.1                     0.1
Intercompany Payables Post Petition                                    0.7                     0.7
                                                                      ----                    ----
     Total Administrative, Secured & Priority                          2.9                     2.9

Pre Petition General Unsecured Claims
Debt                                                                     -                       -
SPE Obligations                                                          -                       -
Guarantee Obligations                                                    -                       -
Trade & A/P Liabilities                                                3.4                     0.8
Other Liabilities                                                      0.0                     0.0

Intercompany Payables Pre Petition
Enron Global Markets LLC                                               1.8                     0.4
Enron Corp.                                                            1.0                     0.2
Risk Management & Trading Corp.                                        0.0                     0.0
Enron Industrial Markets LLC                                           0.0                     0.0
Other Debtors                                                          0.0                     0.0
                                                                         -                       -
                                                                         -                       -
                                                                         -                       -
                                                                         -                       -
Other Non-Debtors                                                        -                       -
                                                                      ----                    ----
     Total Intercompany Payables                                       2.9                     0.6

                                                                      ----                    ----
Total General Unsecured                                                6.3                     1.4

Subordinated Claims                                                      -                       -
                                                                      ----                    ----
     Total                                                             9.2                     4.3

Equity                                                                n.a.                       -
                                                                      ----                    ----
     Total Allocated - Stand-Alone                                     9.2                     4.3
                                                                      ====                    ====

-----------------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

  APPENDIX C-I

ENRON FUELS INTERNATIONAL, INC.
($'s in millions)

         UNSECURED RECOVERY %
---------------------------------------
PLAN GENERAL UNSECURED                                                     20.5%
PLAN GUARANTEE                                                              0.0%
Stand-Alone General Unsecured                                              21.2%
Modified Consolidated General Unsecured                                    19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                          DEBTOR'S STAND ALONE ASSETS
                                                                      -----------------------------------
                                                                      FACE              STAND-ALONE VALUE
                                                                      ----              -----------------
Cash                                                                  n.a.                       -
Directly Held Assets to be Liquidated                                 n.a.                       -
Interests in PGE to be Liquidated                                     n.a.                       -
Directly Held Assets Transferred to CrossCountry                      n.a.                       -
Directly Held Assets Transferred to Prisma                            n.a.                     9.1
Directly Held Trading Book Assets                                     n.a.                       -
                                                                                              ----
    Total Directly Held Assets                                                                 9.1

Intercompany Post Petition Receivables from Debtors                   0.0                      0.0

Intercompany Pre Petition Receivables from Debtors
                                                                         -                       -
                                                                         -                       -
                                                                         -                       -
                                                                         -                       -
Other                                                                    -                       -
                                                                      ----                    ----
    Total                                                                -                       -

Intercompany Receivables from Non-Debtors
Enron Administrative Services Corp.                                    0.1                     0.1
Smith/Enron Cogeneration Limited Partnership                          28.1                       -
Empresa Energetica Corinto Ltd.                                        2.5                       -
Dabhol Power Company                                                   2.4                       -
Other                                                                    -                       -
                                                                      ----                    ----
    Total                                                             33.2                     0.1

Equity / Preferred Equity Interests in Affiliates
                                                                      n.a.                       -
                                                                      n.a.                       -
                                                                      n.a.                       -
                                                                      n.a.                       -
Other                                                                 n.a.                       -
                                                                                              ----
    Total                                                                                        -

                                                                                              ----
 Total Allocated - Stand-Alone                                                                 9.2
                                                                                              ====

                                                                      CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                                      -----------------------------------
                                                                      FACE              STAND-ALONE VALUE
                                                                      ----              -----------------
Administrative Claims (Post Petition)                                  0.4                     0.4
Secured Claims                                                           -                       -
Priority Claims                                                          -                       -
Intercompany Payables Post Petition                                    0.3                     0.3
                                                                      ----                    ----
    Total Administrative, Secured & Priority                           0.7                     0.7

Pre Petition General Unsecured Claims
Debt                                                                     -                       -
SPE Obligations                                                          -                       -
Guarantee Obligations                                                    -                       -
Trade & A/P Liabilities                                                2.8                     0.6
Other Liabilities                                                        -                       -

Intercompany Payables Pre Petition
Enron Corp.                                                           31.6                     6.7
Risk Management & Trading Corp.                                        5.3                     1.1
Enron Global Markets LLC                                               0.0                     0.0
Enron Energy Services Operations, Inc.                                 0.0                     0.0
Other Debtors                                                          0.0                     0.0
Enron Capital & Trade Global Resources Corp.                           0.3                     0.1
                                                                         -                       -
                                                                         -                       -
                                                                         -                       -
Other Non-Debtors                                                        -                       -
                                                                      ----                    ----
    Total Intercompany Payables                                       37.2                     7.9

                                                                      ----                    ----
Total General Unsecured                                               40.0                     8.5

Subordinated Claims                                                      -                       -
                                                                      ----                    ----
    Total                                                             40.7                     9.2

Equity                                                                n.a.                       -

                                                                      ----                    ----
    Total Allocated - Stand-Alone                                     40.7                     9.2
                                                                      ====                    ====

------------------------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

  APPENDIX C-I

ENRON GAS LIQUIDS, INC.
($'s in millions)

          UNSECURED RECOVERY %
---------------------------------------
PLAN GENERAL UNSECURED                                                     11.2%
PLAN GUARANTEE                                                              0.0%
Stand-Alone General Unsecured                                               7.9%
Modified Consolidated General Unsecured                                    19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                          DEBTOR'S STAND ALONE ASSETS
                                                                      -----------------------------------
                                                                      FACE              STAND-ALONE VALUE
                                                                      ----              -----------------
Cash                                                                  n.a.                     7.1
Directly Held Assets to be Liquidated                                 n.a.                     1.6
Interests in PGE to be Liquidated                                     n.a.                       -
Directly Held Assets Transferred to CrossCountry                      n.a.                       -
Directly Held Assets Transferred to Prisma                            n.a.                       -
Directly Held Trading Book Assets                                     n.a.                     1.6
                                                                                              ----
    Total Directly Held Assets                                                                10.2

Intercompany Post Petition Receivables from Debtors                   33.8                    33.8

Intercompany Pre Petition Receivables from Debtors
Enron Capital & Trade Resources International Corp.                   14.1                     4.0
Enron Corp.                                                            4.8                     0.8
                                                                         -                       -
                                                                         -                       -
Other                                                                    -                       -
                                                                      ----                    ----
    Total                                                             19.0                     4.8

Intercompany Receivables from Non-Debtors
Enron Administrative Services Corp.                                    4.1                     4.1
Enron Gas Liquids Far East, Ltd.                                       0.0                     0.0
Enron Capital & Trade Global Resources Corp.                           0.0                     0.0
                                                                         -                       -
Other                                                                    -                       -
                                                                      ----                    ----
    Total                                                              4.1                     4.1

Equity / Preferred Equity Interests in Affiliates
Enron Gas Liquids Europe S.A.R.L.                                     n.a.                       -
Enron Liquid Hydrocarbons Latin America, Inc.                         n.a.                       -
Enron Capital & Trade Resources Singapore Pte Ltd.                    n.a.                       -
                                                                      n.a.                       -
Other                                                                 n.a.                       -
                                                                                              ----
    Total                                                                                        -

                                                                                              ----
  Total Allocated - Stand-Alone                                                               53.0
                                                                                              ====

                                                                      CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                                      -----------------------------------
                                                                      FACE              STAND-ALONE VALUE
                                                                      -----             -----------------
Administrative Claims (Post Petition)                                   3.9                    3.9
Secured Claims                                                          1.0                    1.0
Priority Claims                                                         4.2                    4.2
Intercompany Payables Post Petition                                     2.5                    2.5
                                                                      -----                   ----
    Total Administrative, Secured & Priority                           11.6                   11.6

Pre Petition General Unsecured Claims
Debt                                                                    0.9                    0.1
SPE Obligations                                                           -                      -
Guarantee Obligations                                                     -                      -
Trade & A/P Liabilities                                                48.6                    3.8
Other Liabilities                                                       2.5                    0.2

Intercompany Payables Pre Petition
Risk Management & Trading Corp.                                       308.1                   24.2
Enron North America Corp.                                             126.6                   10.0
EGP Fuels Company                                                      12.7                    1.0
Enron Liquid Fuels, Inc.                                                3.6                    0.3
Other Debtors                                                          11.3                    0.9
Enron MW, L.L.C.                                                       11.3                    0.9
Enron Capital & Trade Resources Korea Corp. - Korean Branch             0.1                    0.0
                                                                          -                      -
                                                                          -                      -
Other Non-Debtors                                                         -                      -
                                                                      -----                   ----
    Total Intercompany Payables                                       473.7                   37.3

                                                                      -----                   ----
Total General Unsecured                                               525.8                   41.4

Subordinated Claims                                                       -                      -
                                                                      -----                   ----
    Total                                                             537.4                   53.0

Equity                                                                 n.a.                      -
                                                                      -----                   ----
    Total Allocated - Stand-Alone                                     537.4                   53.0
                                                                      =====                   ====

-------------------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

  APPENDIX C-I

ENRON GATHERING COMPANY
($'s in millions)

          UNSECURED RECOVERY %
---------------------------------------
PLAN GENERAL UNSECURED                         5.7%
PLAN GUARANTEE                                 0.0%
Stand-Alone General Unsecured                  0.0%
Modified Consolidated General Unsecured       19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                       DEBTOR'S STAND ALONE ASSETS
                                                                -----------------------------------------
                                                                        FACE           STAND-ALONE VALUE
                                                                -------------------   -------------------
Cash                                                                      n.a.                     -
Directly Held Assets to be Liquidated                                     n.a.                     -
Interests in PGE to be Liquidated                                         n.a.                     -
Directly Held Assets Transferred to CrossCountry                          n.a.                     -
Directly Held Assets Transferred to Prisma                                n.a.                     -
Directly Held Trading Book Assets                                         n.a.                     -
                                                                                           ---------
   Total Directly Held Assets                                                                      -

Intercompany Post Petition Receivables from Debtors                          -                     -

Intercompany Pre Petition Receivables from Debtors
                                                                             -                     -
                                                                             -                     -
                                                                             -                     -
                                                                             -                     -
Other                                                                        -                     -
                                                                     ---------             ---------
   Total                                                                     -                     -

Intercompany Receivables from Non-Debtors
                                                                             -                     -
                                                                             -                     -
                                                                             -                     -
                                                                             -                     -
Other                                                                        -                     -
                                                                     ---------             ---------
   Total                                                                     -                     -

Equity / Preferred Equity Interests in Affiliates
                                                                          n.a.                     -
                                                                          n.a.                     -
                                                                          n.a.                     -
                                                                          n.a.                     -
Other                                                                     n.a.                     -
                                                                                           ---------
   Total                                                                                           -

                                                                                           ---------
Total Allocated - Stand-Alone                                                                      -
                                                                                           =========

                                                                   CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                                -----------------------------------------
                                                                        FACE           STAND-ALONE VALUE
                                                                -------------------   -------------------
Administrative Claims (Post Petition)                                      0.2                     -
Secured Claims                                                               -                     -
Priority Claims                                                              -                     -
Intercompany Payables Post Petition                                          -                     -
                                                                     ---------             ---------
   Total Administrative, Secured & Priority                                0.2                     -

Pre Petition General Unsecured Claims
Debt                                                                         -                     -
SPE Obligations                                                              -                     -
Guarantee Obligations                                                        -                     -
Trade & A/P Liabilities                                                      -                     -
Other Liabilities                                                            -                     -

Intercompany Payables Pre Petition
Enron Corp.                                                                0.0                     -
                                                                             -                     -
                                                                             -                     -
                                                                             -                     -
Other Debtors                                                                -                     -
                                                                             -                     -
                                                                             -                     -
                                                                             -                     -
                                                                             -                     -
Other Non-Debtors                                                            -                     -
                                                                     ---------             ---------
   Total Intercompany Payables                                             0.0                     -

                                                                     ---------             ---------
Total General Unsecured                                                    0.0                     -

Subordinated Claims                                                          -                     -
                                                                     ---------             ---------
   Total                                                                   0.2                     -

Equity                                                                    n.a.                     -

                                                                     ---------             ---------
   Total Allocated - Stand-Alone                                           0.2                     -
                                                                     =========             =========

----------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

  APPENDIX C-I

ENRON GLOBAL LNG LLC
($'s in millions)

           UNSECURED RECOVERY %
---------------------------------------
PLAN GENERAL UNSECURED                         75.7%
PLAN GUARANTEE                                  0.0%
Stand-Alone General Unsecured                 100.0%
Modified Consolidated General Unsecured        19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                       DEBTOR'S STAND ALONE ASSETS
                                                                -----------------------------------------
                                                                        FACE           STAND-ALONE VALUE
                                                                -------------------   -------------------
Cash                                                                      n.a.                  10.2
Directly Held Assets to be Liquidated                                     n.a.                   0.3
Interests in PGE to be Liquidated                                         n.a.                     -
Directly Held Assets Transferred to CrossCountry                          n.a.                     -
Directly Held Assets Transferred to Prisma                                n.a.                     -
Directly Held Trading Book Assets                                         n.a.                     -
                                                                                           ---------
   Total Directly Held Assets                                                                   10.5

Intercompany Post Petition Receivables from Debtors                        0.6                   0.6

Intercompany Pre Petition Receivables from Debtors
Enron North America Corp.                                                  3.8                   0.8
Enron India LLC                                                            1.3                   0.0
Enron Management, Inc.                                                     0.0                   0.0
                                                                             -                     -
Other                                                                        -                     -
                                                                     ---------             ---------
   Total                                                                   5.1                   0.8

Intercompany Receivables from Non-Debtors
Hawksbill Creek LNG, Ltd.                                                  0.1                   0.1
Enron LNG Holdings Ltd.                                                    0.0                   0.0
Enron Global Mauritius Company, L.L.C.                                     0.0                   0.0
Enron Mauritius Pakistan Company, L.L.C.                                   0.0                     -
Other                                                                        -                     -
                                                                     ---------             ---------
   Total                                                                   0.1                   0.1

Equity / Preferred Equity Interests in Affiliates
Enron LNG Shipping Company                                                n.a.                  25.6
Enron LNG (BVI) Marketing Ltd.                                            n.a.                  21.1
Enron LNG Marketing LLC                                                   n.a.                  17.9
Enron Bahamas LNG Ltd.                                                    n.a.                   9.1
Other                                                                     n.a.                   0.5
                                                                                           ---------
   Total                                                                                        74.1

                                                                                           ---------
Total Allocated - Stand-Alone                                                                   86.1
                                                                                           =========

                                                                   CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                                -----------------------------------------
                                                                        FACE           STAND-ALONE VALUE
                                                                -------------------   -------------------
Administrative Claims (Post Petition)                                      0.7                   0.7
Secured Claims                                                               -                     -
Priority Claims                                                              -                     -
Intercompany Payables Post Petition                                       10.9                  10.9
                                                                     ---------             ---------
   Total Administrative, Secured & Priority                               11.7                  11.7

Pre Petition General Unsecured Claims
Debt                                                                       0.8                   0.8
SPE Obligations                                                              -                     -
Guarantee Obligations                                                        -                     -
Trade & A/P Liabilities                                                    0.1                   0.1
Other Liabilities                                                          1.1                   1.1

Intercompany Payables Pre Petition
Enron Caribbean Basin LLC                                                 17.9                  17.9
Enron Corp.                                                                5.9                   5.9
Enron Global Markets LLC                                                   1.5                   1.5
Atlantic Commercial Finance, Inc.                                          1.5                   1.5
Other Debtors                                                              1.4                   1.4
Enron Middle East Ltd.                                                     0.4                   0.4
Enron Venezuela Ltd.                                                       0.3                   0.3
EGEP Services Inc.                                                         0.0                   0.0
Enron LNG Development Corp.                                                0.0                   0.0
Other Non-Debtors                                                          0.0                   0.0
                                                                     ---------             ---------
   Total Intercompany Payables                                            28.9                  28.9

                                                                     ---------             ---------
Total General Unsecured                                                   30.8                  30.8

Subordinated Claims                                                          -                     -
                                                                     ---------             ---------
   Total                                                                  42.4                  42.4

Equity                                                                    n.a.                  43.7

                                                                     ---------             ---------
   Total Allocated - Stand-Alone                                          42.4                  86.1
                                                                     =========             =========

----------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

  APPENDIX C-I

ENRON GLOBAL MARKETS LLC
($'s in millions)

          UNSECURED RECOVERY %
---------------------------------------
PLAN GENERAL UNSECURED                         5.7%
PLAN GUARANTEE                                 0.0%
Stand-Alone General Unsecured                  0.0%
Modified Consolidated General Unsecured       19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                       DEBTOR'S STAND ALONE ASSETS
                                                                -----------------------------------------
                                                                        FACE           STAND-ALONE VALUE
                                                                -------------------   -------------------
Cash                                                                      n.a.                   0.2
Directly Held Assets to be Liquidated                                     n.a.                   0.1
Interests in PGE to be Liquidated                                         n.a.                     -
Directly Held Assets Transferred to CrossCountry                          n.a.                     -
Directly Held Assets Transferred to Prisma                                n.a.                     -
Directly Held Trading Book Assets                                         n.a.                     -
                                                                                           ---------
   Total Directly Held Assets                                                                    0.3

Intercompany Post Petition Receivables from Debtors                        1.7                   1.7

Intercompany Pre Petition Receivables from Debtors
Calypso Pipeline, LLC                                                      1.7                   1.7
Enron Global LNG LLC                                                       1.5                   1.5
Risk Management & Trading Corp.                                            0.5                   0.5
Enron Freight Markets Corp.                                                1.8                   0.4
Other                                                                      5.3                   0.4
                                                                     ---------             ---------
   Total                                                                  10.9                   4.6

Intercompany Receivables from Non-Debtors
Hawksbill Creek LNG, Ltd.                                                  0.9                   0.8
Enron (Bermuda) Limited                                                    0.8                   0.7
Enron Capital & Trade Global Resources Corp.                               0.0                   0.0
Sundance Assets, L.P.                                                      0.0                   0.0
Other                                                                      0.1                   0.0
                                                                     ---------             ---------
   Total                                                                   1.8                   1.5

Equity / Preferred Equity Interests in Affiliates
EGM Tech Ventures LLC                                                     n.a.                     -
Enron Market Claims Trading Corp.                                         n.a.                     -
Enron Freight Markets Corp.                                               n.a.                     -
                                                                          n.a.                     -
Other                                                                     n.a.                     -
                                                                                           ---------
   Total                                                                                           -

                                                                                           ---------
Total Allocated - Stand-Alone                                                                    8.0
                                                                                           =========

                                                                   CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                                -----------------------------------------
                                                                        FACE           STAND-ALONE VALUE
                                                                -------------------   -------------------
Administrative Claims (Post Petition)                                      1.2                   0.6
Secured Claims                                                             0.0                   0.0
Priority Claims                                                            0.0                     -
Intercompany Payables Post Petition                                       15.6                   7.5
                                                                     ---------             ---------
   Total Administrative, Secured & Priority                               16.8                   8.0

Pre Petition General Unsecured Claims
Debt                                                                         -                     -
SPE Obligations                                                              -                     -
Guarantee Obligations                                                        -                     -
Trade & A/P Liabilities                                                    7.1                     -
Other Liabilities                                                          6.4                     -

Intercompany Payables Pre Petition
Enron Corp.                                                               83.3                     -
Enron Net Works LLC                                                       36.2                     -
Enron North America Corp.                                                 12.2                     -
EnronOnline, LLC                                                           3.8                     -
Other Debtors                                                              8.2                     -
Enron Overseas Services Corp.                                              0.1                     -
Enron Capital & Trade Resources Korea Corp. - Korean Branch                0.1                     -
Enron Australia Pty Limited                                                0.0                     -
DealBench L.L.C.                                                           0.0                     -
Other Non-Debtors                                                          0.0                     -
                                                                     ---------             ---------
   Total Intercompany Payables                                           143.9                     -

                                                                     ---------             ---------
Total General Unsecured                                                  157.4                     -

Subordinated Claims                                                          -                     -
                                                                     ---------             ---------
   Total                                                                 174.2                   8.0

Equity                                                                    n.a.                     -

                                                                     ---------             ---------
   Total Allocated - Stand-Alone                                         174.2                   8.0
                                                                     =========             =========

-----------------------------------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

  APPENDIX C-I

ENRON GLOBAL POWER & PIPELINES L.L.C.
($'s in millions)

           UNSECURED RECOVERY %
---------------------------------------
PLAN GENERAL UNSECURED                        56.5%
PLAN GUARANTEE                                 0.0%
Stand-Alone General Unsecured                 72.5%
Modified Consolidated General Unsecured       19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                       DEBTOR'S STAND ALONE ASSETS
                                                                -----------------------------------------
                                                                        FACE           STAND-ALONE VALUE
                                                                -------------------   -------------------
Cash                                                              n.a.                       41.3
Directly Held Assets to be Liquidated                             n.a.                        0.6
Interests in PGE to be Liquidated                                 n.a.                          -
Directly Held Assets Transferred to CrossCountry                  n.a.                          -
Directly Held Assets Transferred to Prisma                        n.a.                        4.9
Directly Held Trading Book Assets                                 n.a.                          -
                                                                                        ---------
   Total Directly Held Assets                                                                46.8

Intercompany Post Petition Receivables from Debtors                  -                          -

Intercompany Pre Petition Receivables from Debtors
Enron Corp.                                                      239.9                       39.9
Enron Caribbean Basin LLC                                          1.0                        0.1
                                                                     -                          -
                                                                     -                          -
Other                                                                -                          -
                                                             ---------                  ---------
   Total                                                         240.8                       40.0

Intercompany Receivables from Non-Debtors
Enron Guatemala Holdings Ltd.                                      0.2                        0.2
Enron Colombia Investments Limited Partnership                     0.7                        0.1
Puerto Quetzal Power Corp.                                         0.1                          -
                                                                     -                          -
Other                                                                -                          -
                                                             ---------                  ---------
   Total                                                           0.9                        0.3

Equity / Preferred Equity Interests in Affiliates
Enron Power Philippines Corp.                                     n.a.                       33.2
Ponderosa Assets, L.P.                                            n.a.                        2.5
EGPP Services Inc.                                                n.a.                          -
Enron Dominicana Holding Limited                                  n.a.                          -
Other                                                             n.a.                          -
                                                                                        ---------
   Total                                                                                     35.6

                                                                                        ---------
Total Allocated - Stand-Alone                                                               122.7
                                                                                        =========

                                                                   CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                                -----------------------------------------
                                                                        FACE           STAND-ALONE VALUE
                                                                -------------------   -------------------
Administrative Claims (Post Petition)                                      0.2                   0.2
Secured Claims                                                               -                     -
Priority Claims                                                              -                     -
Intercompany Payables Post Petition                                          -                     -
                                                                     ---------             ---------
   Total Administrative, Secured & Priority                                0.2                   0.2

Pre Petition General Unsecured Claims
Debt                                                                         -                     -
SPE Obligations                                                          168.6                 122.2
Guarantee Obligations                                                        -                     -
Trade & A/P Liabilities                                                      -                     -
Other Liabilities                                                            -                     -

Intercompany Payables Pre Petition
Enron North America Corp.                                                  0.4                   0.3
Enron Asia Pacific/Africa/China LLC                                        0.1                   0.0
Enron Commercial Finance Ltd.                                              0.0                   0.0
                                                                             -                     -
Other Debtors                                                                -                     -
                                                                             -                     -
                                                                             -                     -
                                                                             -                     -
                                                                             -                     -
Other Non-Debtors                                                            -                     -
                                                                     ---------             ---------
   Total Intercompany Payables                                             0.4                   0.3

                                                                     ---------             ---------
Total General Unsecured                                                  169.0                 122.5

Subordinated Claims                                                          -                     -
                                                                     ---------             ---------
   Total                                                                 169.2                 122.7

Equity                                                                    n.a.                     -

                                                                     ---------             ---------
   Total Allocated - Stand-Alone                                         169.2                 122.7
                                                                     =========             =========

----------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

  APPENDIX C-I

ENRON HOLDING COMPANY L.L.C.
($'s in millions)

          UNSECURED RECOVERY %
---------------------------------------
PLAN GENERAL UNSECURED                         75.7%
PLAN GUARANTEE                                  0.0%
Stand-Alone General Unsecured                 100.0%
Modified Consolidated General Unsecured        19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                       DEBTOR'S STAND ALONE ASSETS
                                                                -----------------------------------------
                                                                        FACE           STAND-ALONE VALUE
                                                                -------------------   -------------------
Cash                                                                      n.a.                     -
Directly Held Assets to be Liquidated                                     n.a.                     -
Interests in PGE to be Liquidated                                         n.a.                     -
Directly Held Assets Transferred to CrossCountry                          n.a.                     -
Directly Held Assets Transferred to Prisma                                n.a.                     -
Directly Held Trading Book Assets                                         n.a.                     -
                                                                                           ---------
   Total Directly Held Assets                                                                      -

Intercompany Post Petition Receivables from Debtors                          -                     -

Intercompany Pre Petition Receivables from Debtors
Enron Corp.                                                               94.1                  15.6
                                                                             -                     -
                                                                             -                     -
                                                                             -                     -
Other                                                                        -                     -
                                                                     ---------             ---------
   Total                                                                  94.1                  15.6

Intercompany Receivables from Non-Debtors
                                                                             -                     -
                                                                             -                     -
                                                                             -                     -
                                                                             -                     -
Other                                                                        -                     -
                                                                     ---------             ---------
   Total                                                                     -                     -

Equity / Preferred Equity Interests in Affiliates
Enron Dominican Republic Operations Ltd.                                  n.a.                   0.1
Enron Dominican Republic Ltd.                                             n.a.                     -
Enron Global Power & Pipelines L.L.C.                                     n.a.                     -
                                                                          n.a.                     -
Other                                                                     n.a.                     -
                                                                                           ---------
   Total                                                                                         0.1

                                                                                           ---------
Total Allocated - Stand-Alone                                                                   15.7
                                                                                           =========

                                                                   CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                                -----------------------------------------
                                                                        FACE           STAND-ALONE VALUE
                                                                -------------------   -------------------
Administrative Claims (Post Petition)                                      0.2                   0.2
Secured Claims                                                               -                     -
Priority Claims                                                              -                     -
Intercompany Payables Post Petition                                          -                     -
                                                                     ---------             ---------
   Total Administrative, Secured & Priority                                0.2                   0.2

Pre Petition General Unsecured Claims
Debt                                                                         -                     -
SPE Obligations                                                              -                     -
Guarantee Obligations                                                        -                     -
Trade & A/P Liabilities                                                      -                     -
Other Liabilities                                                            -                     -

Intercompany Payables Pre Petition
Enron Asia Pacific/Africa/China LLC                                        4.6                   4.6
                                                                             -                     -
                                                                             -                     -
                                                                             -                     -
Other Debtors                                                                -                     -
                                                                             -                     -
                                                                             -                     -
                                                                             -                     -
                                                                             -                     -
Other Non-Debtors                                                            -                     -
                                                                     ---------             ---------
   Total Intercompany Payables                                             4.6                   4.6

                                                                     ---------             ---------
Total General Unsecured                                                    4.6                   4.6

Subordinated Claims                                                          -                     -
                                                                     ---------             ---------
   Total                                                                   4.8                   4.8

Equity                                                                    n.a.                  11.0

                                                                     ---------             ---------
   Total Allocated - Stand-Alone                                           4.8                  15.7
                                                                     =========             =========

----------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

  APPENDIX C-I

ENRON INDIA HOLDINGS LTD.
($'s in millions)

           UNSECURED RECOVERY %
---------------------------------------
PLAN GENERAL UNSECURED                         5.7%
PLAN GUARANTEE                                 0.0%
Stand-Alone General Unsecured                  0.0%
Modified Consolidated General Unsecured       19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                       DEBTOR'S STAND ALONE ASSETS
                                                                -----------------------------------------
                                                                        FACE           STAND-ALONE VALUE
                                                                -------------------   -------------------
Cash                                                                      n.a.                     -
Directly Held Assets to be Liquidated                                     n.a.                     -
Interests in PGE to be Liquidated                                         n.a.                     -
Directly Held Assets Transferred to CrossCountry                          n.a.                     -
Directly Held Assets Transferred to Prisma                                n.a.                     -
Directly Held Trading Book Assets                                         n.a.                     -
                                                                                           ---------
   Total Directly Held Assets                                                                      -

Intercompany Post Petition Receivables from Debtors                          -                     -

Intercompany Pre Petition Receivables from Debtors
                                                                             -                     -
                                                                             -                     -
                                                                             -                     -
                                                                             -                     -
Other                                                                        -                     -
                                                                     ---------             ---------
   Total                                                                     -                     -

Intercompany Receivables from Non-Debtors
                                                                             -                     -
                                                                             -                     -
                                                                             -                     -
                                                                             -                     -
Other                                                                        -                     -
                                                                     ---------             ---------
   Total                                                                     -                     -

Equity / Preferred Equity Interests in Affiliates
EKTP Holding Company Ltd.                                                 n.a.                     -
Enron Mauritius Company                                                   n.a.                     -
                                                                          n.a.                     -
                                                                          n.a.                     -
Other                                                                     n.a.                     -
                                                                                           ---------
   Total                                                                                           -

                                                                                           ---------
Total Allocated - Stand-Alone                                                                      -
                                                                                           =========

                                                                   CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                                -----------------------------------------
                                                                        FACE           STAND-ALONE VALUE
                                                                -------------------   -------------------
Administrative Claims (Post Petition)                                      0.5                     -
Secured Claims                                                               -                     -
Priority Claims                                                              -                     -
Intercompany Payables Post Petition                                        0.1                     -
                                                                     ---------             ---------
   Total Administrative, Secured & Priority                                0.6                     -

Pre Petition General Unsecured Claims
Debt                                                                         -                     -
SPE Obligations                                                              -                     -
Guarantee Obligations                                                        -                     -
Trade & A/P Liabilities                                                    0.0                     -
Other Liabilities                                                            -                     -

Intercompany Payables Pre Petition
Enron Development Funding Ltd.                                             0.0                     -
                                                                             -                     -
                                                                             -                     -
                                                                             -                     -
Other Debtors                                                                -                     -
                                                                             -                     -
                                                                             -                     -
                                                                             -                     -
                                                                             -                     -
Other Non-Debtors                                                            -                     -
                                                                     ---------             ---------
   Total Intercompany Payables                                             0.0                     -

                                                                     ---------             ---------
Total General Unsecured                                                    0.1                     -

Subordinated Claims                                                          -                     -
                                                                     ---------             ---------
   Total                                                                   0.7                     -

Equity                                                                    n.a.                     -

                                                                     ---------             ---------
   Total Allocated - Stand-Alone                                           0.7                     -
                                                                     =========             =========

----------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

  APPENDIX C-I

ENRON INDIA LLC
($'s in millions)

           UNSECURED RECOVERY %
---------------------------------------
PLAN GENERAL UNSECURED                         7.0%
PLAN GUARANTEE                                 0.0%
Stand-Alone General Unsecured                  1.8%
Modified Consolidated General Unsecured       19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                       DEBTOR'S STAND ALONE ASSETS
                                                                -----------------------------------------
                                                                        FACE           STAND-ALONE VALUE
                                                                -------------------   -------------------
Cash                                                                      n.a.                     -
Directly Held Assets to be Liquidated                                     n.a.                     -
Interests in PGE to be Liquidated                                         n.a.                     -
Directly Held Assets Transferred to CrossCountry                          n.a.                     -
Directly Held Assets Transferred to Prisma                                n.a.                     -
Directly Held Trading Book Assets                                         n.a.                     -
                                                                                           ---------
   Total Directly Held Assets                                                                      -

Intercompany Post Petition Receivables from Debtors                        0.0                   0.0

Intercompany Pre Petition Receivables from Debtors
Atlantic Commercial Finance, Inc.                                         23.7                   2.7
Enron Development Corp.                                                    4.2                   0.7
Enron Broadband Services, Inc.                                             0.3                   0.0
Enron South America LLC                                                    0.1                   0.0
Other                                                                      1.2                   0.0
                                                                     ---------             ---------
   Total                                                                  29.4                   3.5

Intercompany Receivables from Non-Debtors
Enron Global Exploration & Production Inc.                                 0.5                   0.1
Atlantic India Holdings Ltd.                                               1.8                   0.1
Travamark Two B.V.                                                         0.3                   0.0
Offshore Power Operations C.V.                                             0.2                   0.0
Other                                                                      0.0                   0.0
                                                                     ---------             ---------
   Total                                                                   2.9                   0.3

Equity / Preferred Equity Interests in Affiliates
Visum Soft LLC                                                            n.a.                   0.0
Enron BPAC Ltd.                                                           n.a.                   0.0
Enron International Bangladesh Ltd.                                       n.a.                   0.0
Enron International Haripur Ltd.                                          n.a.                   0.0
Other                                                                     n.a.                     -
                                                                                           ---------
   Total                                                                                         0.0

                                                                                           ---------
Total Allocated - Stand-Alone                                                                    3.8
                                                                                           =========

                                                                   CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                                -----------------------------------------
                                                                        FACE           STAND-ALONE VALUE
                                                                -------------------   -------------------
Administrative Claims (Post Petition)                                      0.3                   0.3
Secured Claims                                                               -                     -
Priority Claims                                                              -                     -
Intercompany Payables Post Petition                                        0.0                   0.0
                                                                     ---------             ---------
   Total Administrative, Secured & Priority                                0.3                   0.3

Pre Petition General Unsecured Claims
Debt                                                                         -                     -
SPE Obligations                                                              -                     -
Guarantee Obligations                                                        -                     -
Trade & A/P Liabilities                                                    0.0                   0.0
Other Liabilities                                                            -                     -

Intercompany Payables Pre Petition
Enron Corp.                                                              176.7                   3.1
Enron Expat Services Inc.                                                  8.1                   0.1
Enron Asia Pacific/Africa/China LLC                                        1.4                   0.0
Enron Global LNG LLC                                                       1.3                   0.0
Other Debtors                                                              4.3                   0.1
Enron Overseas Services Corp.                                              1.6                   0.0
Enron India Natural Gas, Inc.                                              1.2                   0.0
India Electric Maintenance Ltd.                                            0.0                   0.0
Enron International PAL India Ltd.                                         0.0                   0.0
Other Non-Debtors                                                          0.0                   0.0
                                                                     ---------             ---------
   Total Intercompany Payables                                           194.6                   3.4

                                                                     ---------             ---------
Total General Unsecured                                                  194.6                   3.4

Subordinated Claims                                                          -                     -
                                                                     ---------             ---------
   Total                                                                 194.9                   3.8

Equity                                                                    n.a.                     -

                                                                     ---------             ---------
   Total Allocated - Stand-Alone                                         194.9                   3.8
                                                                     =========             =========

----------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

  APPENDIX C-I

ENRON INDUSTRIAL MARKETS LLC
($'s in millions)

          UNSECURED RECOVERY %
---------------------------------------
PLAN GENERAL UNSECURED                         5.7%
PLAN GUARANTEE                                 0.0%
Stand-Alone General Unsecured                  0.0%
Modified Consolidated General Unsecured       19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                       DEBTOR'S STAND ALONE ASSETS
                                                                -----------------------------------------
                                                                        FACE           STAND-ALONE VALUE
                                                                -------------------   -------------------
Cash                                                                      n.a.                     -
Directly Held Assets to be Liquidated                                     n.a.                     -
Interests in PGE to be Liquidated                                         n.a.                     -
Directly Held Assets Transferred to CrossCountry                          n.a.                     -
Directly Held Assets Transferred to Prisma                                n.a.                     -
Directly Held Trading Book Assets                                         n.a.                     -
                                                                                           ---------
   Total Directly Held Assets                                                                      -

Intercompany Post Petition Receivables from Debtors                        4.2                   4.1

Intercompany Pre Petition Receivables from Debtors
Enron Broadband Services, Inc.                                             0.1                   0.0
Enron Freight Markets Corp.                                                0.0                   0.0
Enron Asia Pacific/Africa/China LLC                                        0.0                   0.0
Operational Energy Corp.                                                   0.0                   0.0
Other                                                                      0.0                     -
                                                                     ---------             ---------
   Total                                                                   0.1                   0.0

Intercompany Receivables from Non-Debtors
Compagnie Papiers Stadacona                                                0.8                   0.8
Azurix Corp.                                                               0.2                   0.2
Enron Diversified Investments Corp.                                        0.0                   0.0
Big Island II, L.L.C.                                                      0.0                     -
Other                                                                        -                     -
                                                                     ---------             ---------
   Total                                                                   0.9                   0.9

Equity / Preferred Equity Interests in Affiliates
Enron Industrial Markets GP Corp.                                         n.a.                   0.1
                                                                          n.a.                     -
                                                                          n.a.                     -
                                                                          n.a.                     -
Other                                                                     n.a.                     -
                                                                                           ---------
   Total                                                                                         0.1

                                                                                           ---------
Total Allocated - Stand-Alone                                                                    5.1
                                                                                           =========

                                                                   CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                                -----------------------------------------
                                                                        FACE           STAND-ALONE VALUE
                                                                -------------------   -------------------
Administrative Claims (Post Petition)                                      3.1                   0.9
Secured Claims                                                               -                     -
Priority Claims                                                            0.0                     -
Intercompany Payables Post Petition                                       14.4                   4.2
                                                                     ---------             ---------
   Total Administrative, Secured & Priority                               17.5                   5.1

Pre Petition General Unsecured Claims
Debt                                                                         -                     -
SPE Obligations                                                              -                     -
Guarantee Obligations                                                        -                     -
Trade & A/P Liabilities                                                    2.0                     -
Other Liabilities                                                          7.1                     -

Intercompany Payables Pre Petition
Enron Corp.                                                               27.3                     -
Enron Net Works LLC                                                       18.6                     -
Enron North America Corp.                                                 15.7                     -
Enron Property & Services Corp.                                            1.4                     -
Other Debtors                                                              2.5                     -
DealBench L.L.C.                                                           0.0                     -
Clickpaper.com, L.L.C.                                                     0.0                     -
Enron Industrial Markets GP Corp.                                          0.0                     -
Florida Gas Transmission Company                                           0.0                     -
Other Non-Debtors                                                            -                     -
                                                                     ---------             ---------
   Total Intercompany Payables                                            65.5                     -

                                                                     ---------             ---------
Total General Unsecured                                                   74.6                     -

Subordinated Claims                                                          -                     -
                                                                     ---------             ---------
   Total                                                                  92.1                   5.1

Equity                                                                    n.a.                     -

                                                                     ---------             ---------
   Total Allocated - Stand-Alone                                          92.1                   5.1
                                                                     =========             =========

----------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

  APPENDIX C-I

ENRON INTERNATIONAL ASIA CORP.
($'s in millions)

           UNSECURED RECOVERY %
---------------------------------------
PLAN GENERAL UNSECURED                         75.7%
PLAN GUARANTEE                                  0.0%
Stand-Alone General Unsecured                 100.0%
Modified Consolidated General Unsecured        19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                       DEBTOR'S STAND ALONE ASSETS
                                                                -----------------------------------------
                                                                        FACE           STAND-ALONE VALUE
                                                                -------------------   -------------------
Cash                                                                      n.a.                     -
Directly Held Assets to be Liquidated                                     n.a.                     -
Interests in PGE to be Liquidated                                         n.a.                     -
Directly Held Assets Transferred to CrossCountry                          n.a.                     -
Directly Held Assets Transferred to Prisma                                n.a.                     -
Directly Held Trading Book Assets                                         n.a.                     -
                                                                                           ---------
   Total Directly Held Assets                                                                      -

Intercompany Post Petition Receivables from Debtors                          -                     -

Intercompany Pre Petition Receivables from Debtors
                                                                             -                     -
                                                                             -                     -
                                                                             -                     -
                                                                             -                     -
Other                                                                        -                     -
                                                                     ---------             ---------
   Total                                                                     -                     -

Intercompany Receivables from Non-Debtors
                                                                             -                     -
                                                                             -                     -
                                                                             -                     -
                                                                             -                     -
Other                                                                        -                     -
                                                                     ---------             ---------
   Total                                                                     -                     -

Equity / Preferred Equity Interests in Affiliates
EI Guam Operations, L.L.C.                                                n.a.                   4.2
EI Operations Holdings, L.L.C.                                            n.a.                     -
EI Indonesia Operations L.L.C.                                            n.a.                     -
                                                                          n.a.                     -
Other                                                                     n.a.                     -
                                                                                           ---------
   Total                                                                                         4.2

                                                                                           ---------
Total Allocated - Stand-Alone                                                                    4.2
                                                                                           =========

                                                                   CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                                -----------------------------------------
                                                                        FACE           STAND-ALONE VALUE
                                                                -------------------   -------------------
Administrative Claims (Post Petition)                                      0.2                   0.2
Secured Claims                                                               -                     -
Priority Claims                                                              -                     -
Intercompany Payables Post Petition                                          -                     -
                                                                     ---------             ---------
   Total Administrative, Secured & Priority                                0.2                   0.2

Pre Petition General Unsecured Claims
Debt                                                                         -                     -
SPE Obligations                                                              -                     -
Guarantee Obligations                                                        -                     -
Trade & A/P Liabilities                                                      -                     -
Other Liabilities                                                            -                     -

Intercompany Payables Pre Petition
Enron North America Corp.                                                  0.6                   0.6
Enron Corp.                                                                0.2                   0.2
Enron Asia Pacific/Africa/China LLC                                        0.0                   0.0
                                                                             -                     -
Other Debtors                                                                -                     -
                                                                             -                     -
                                                                             -                     -
                                                                             -                     -
                                                                             -                     -
Other Non-Debtors                                                            -                     -
                                                                     ---------             ---------
   Total Intercompany Payables                                             0.8                   0.8

                                                                     ---------             ---------
Total General Unsecured                                                    0.8                   0.8

Subordinated Claims                                                          -                     -
                                                                     ---------             ---------
   Total                                                                   1.0                   1.0

Equity                                                                    n.a.                   3.2

                                                                     ---------             ---------
   Total Allocated - Stand-Alone                                           1.0                   4.2
                                                                     =========             =========

----------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

  APPENDIX C-I

ENRON INTERNATIONAL ASSET MANAGEMENT CORP.
($'s in millions)

          UNSECURED RECOVERY %
---------------------------------------
PLAN GENERAL UNSECURED                         75.7%
PLAN GUARANTEE                                  0.0%
Stand-Alone General Unsecured                 100.0%
Modified Consolidated General Unsecured        19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                       DEBTOR'S STAND ALONE ASSETS
                                                                -----------------------------------------
                                                                        FACE           STAND-ALONE VALUE
                                                                -------------------   -------------------
Cash                                                                      n.a.                     -
Directly Held Assets to be Liquidated                                     n.a.                     -
Interests in PGE to be Liquidated                                         n.a.                     -
Directly Held Assets Transferred to CrossCountry                          n.a.                     -
Directly Held Assets Transferred to Prisma                                n.a.                     -
Directly Held Trading Book Assets                                         n.a.                     -
                                                                                           ---------
   Total Directly Held Assets                                                                      -

Intercompany Post Petition Receivables from Debtors                          -                     -

Intercompany Pre Petition Receivables from Debtors
Enron Corp.                                                                0.6                   0.1
                                                                             -                     -
                                                                             -                     -
                                                                             -                     -
Other                                                                        -                     -
                                                                     ---------             ---------
   Total                                                                   0.6                   0.1

Intercompany Receivables from Non-Debtors
                                                                             -                     -
                                                                             -                     -
                                                                             -                     -
                                                                             -                     -
Other                                                                        -                     -
                                                                     ---------             ---------
   Total                                                                     -                     -

Equity / Preferred Equity Interests in Affiliates
Enron International Americas Corp.                                        n.a.                  19.1
Enron International Asia Corp.                                            n.a.                   3.2
Enron International Europe Corp.                                          n.a.                     -
Enron International North America Asset Management Corp.                  n.a.                     -
Other                                                                     n.a.                     -
                                                                                           ---------
   Total                                                                                        22.3

                                                                                           ---------
Total Allocated - Stand-Alone                                                                   22.4
                                                                                           =========

                                                                   CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                                -----------------------------------------
                                                                        FACE           STAND-ALONE VALUE
                                                                -------------------   -------------------
Administrative Claims (Post Petition)                                      0.2                   0.2
Secured Claims                                                               -                     -
Priority Claims                                                              -                     -
Intercompany Payables Post Petition                                          -                     -
                                                                     ---------             ---------
   Total Administrative, Secured & Priority                                0.2                   0.2

Pre Petition General Unsecured Claims
Debt                                                                         -                     -
SPE Obligations                                                              -                     -
Guarantee Obligations                                                        -                     -
Trade & A/P Liabilities                                                      -                     -
Other Liabilities                                                            -                     -

Intercompany Payables Pre Petition
Enron Caribbean Basin LLC                                                  0.0                   0.0
                                                                             -                     -
                                                                             -                     -
                                                                             -                     -
Other Debtors                                                                -                     -
                                                                             -                     -
                                                                             -                     -
                                                                             -                     -
                                                                             -                     -
Other Non-Debtors                                                            -                     -
                                                                     ---------             ---------
   Total Intercompany Payables                                             0.0                   0.0

                                                                     ---------             ---------
Total General Unsecured                                                    0.0                   0.0

Subordinated Claims                                                          -                     -
                                                                     ---------             ---------
   Total                                                                   0.2                   0.2

Equity                                                                    n.a.                  22.2

                                                                     ---------             ---------
   Total Allocated - Stand-Alone                                           0.2                  22.4
                                                                     =========             =========

----------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

  APPENDIX C-I

ENRON INTERNATIONAL FUEL MANAGEMENT COMPANY
($'s in millions)

           UNSECURED RECOVERY %
---------------------------------------
PLAN GENERAL UNSECURED                         5.7%
PLAN GUARANTEE                                 0.0%
Stand-Alone General Unsecured                  0.0%
Modified Consolidated General Unsecured       19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                       DEBTOR'S STAND ALONE ASSETS
                                                                -----------------------------------------
                                                                        FACE           STAND-ALONE VALUE
                                                                -------------------   -------------------
Cash                                                                      n.a.                     -
Directly Held Assets to be Liquidated                                     n.a.                     -
Interests in PGE to be Liquidated                                         n.a.                     -
Directly Held Assets Transferred to CrossCountry                          n.a.                     -
Directly Held Assets Transferred to Prisma                                n.a.                     -
Directly Held Trading Book Assets                                         n.a.                     -
                                                                                           ---------
   Total Directly Held Assets                                                                      -

Intercompany Post Petition Receivables from Debtors                          -                     -

Intercompany Pre Petition Receivables from Debtors
Enron Global LNG LLC                                                       0.0                   0.0
Enron Corp.                                                                0.0                   0.0
                                                                             -                     -
                                                                             -                     -
Other                                                                        -                     -
                                                                     ---------             ---------
   Total                                                                   0.0                   0.0

Intercompany Receivables from Non-Debtors
                                                                             -                     -
                                                                             -                     -
                                                                             -                     -
                                                                             -                     -
Other                                                                        -                     -
                                                                     ---------             ---------
   Total                                                                     -                     -

Equity / Preferred Equity Interests in Affiliates
                                                                          n.a.                     -
                                                                          n.a.                     -
                                                                          n.a.                     -
                                                                          n.a.                     -
Other                                                                     n.a.                     -
                                                                                           ---------
   Total                                                                                           -

                                                                                           ---------
Total Allocated - Stand-Alone                                                                    0.0
                                                                                           =========

                                                                   CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                                -----------------------------------------
                                                                        FACE           STAND-ALONE VALUE
                                                                -------------------   -------------------
Administrative Claims (Post Petition)                                      0.2                   0.0
Secured Claims                                                               -                     -
Priority Claims                                                              -                     -
Intercompany Payables Post Petition                                          -                     -
                                                                     ---------             ---------
   Total Administrative, Secured & Priority                                0.2                   0.0

Pre Petition General Unsecured Claims
Debt                                                                         -                     -
SPE Obligations                                                              -                     -
Guarantee Obligations                                                        -                     -
Trade & A/P Liabilities                                                    0.0                     -
Other Liabilities                                                            -                     -

Intercompany Payables Pre Petition
Enron Caribbean Basin LLC                                                  0.0                     -
                                                                             -                     -
                                                                             -                     -
                                                                             -                     -
Other Debtors                                                                -                     -
                                                                             -                     -
                                                                             -                     -
                                                                             -                     -
                                                                             -                     -
Other Non-Debtors                                                            -                     -
                                                                     ---------             ---------
   Total Intercompany Payables                                             0.0                     -

                                                                     ---------             ---------
Total General Unsecured                                                    0.0                     -

Subordinated Claims                                                          -                     -
                                                                     ---------             ---------
   Total                                                                   0.2                   0.0

Equity                                                                    n.a.                     -

                                                                     ---------             ---------
   Total Allocated - Stand-Alone                                           0.2                   0.0
                                                                     =========             =========

----------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

  APPENDIX C-I

ENRON INTERNATIONAL HOLDINGS CORP.
($'s in millions)

           UNSECURED RECOVERY %
---------------------------------------
PLAN GENERAL UNSECURED                        11.8%
PLAN GUARANTEE                                 0.0%
Stand-Alone General Unsecured                  8.8%
Modified Consolidated General Unsecured       19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                       DEBTOR'S STAND ALONE ASSETS
                                                                -----------------------------------------
                                                                        FACE           STAND-ALONE VALUE
                                                                -------------------   -------------------
Cash                                                                      n.a.                   0.0
Directly Held Assets to be Liquidated                                     n.a.                     -
Interests in PGE to be Liquidated                                         n.a.                     -
Directly Held Assets Transferred to CrossCountry                          n.a.                     -
Directly Held Assets Transferred to Prisma                                n.a.                     -
Directly Held Trading Book Assets                                         n.a.                     -
                                                                                           ---------
   Total Directly Held Assets                                                                    0.0

Intercompany Post Petition Receivables from Debtors                          -                     -

Intercompany Pre Petition Receivables from Debtors
The Protane Corporation                                                    1.5                   1.5
Enron Commercial Finance Ltd.                                              0.0                   0.0
                                                                             -                     -
                                                                             -                     -
Other                                                                        -                     -
                                                                     ---------             ---------
   Total                                                                   1.5                   1.5

Intercompany Receivables from Non-Debtors
Electricidad Enron de Guatemala, S.A.                                      1.2                   0.2
                                                                             -                     -
                                                                             -                     -
                                                                             -                     -
Other                                                                        -                     -
                                                                     ---------             ---------
   Total                                                                   1.2                   0.2

Equity / Preferred Equity Interests in Affiliates
Enron Global Inc.                                                         n.a.                   4.0
Enron International Development Services, Inc.                            n.a.                   3.9
Enron Holding Company L.L.C.                                              n.a.                   3.2
Enron Java Power Corp.                                                    n.a.                   0.1
Other                                                                     n.a.                   0.0
                                                                                           ---------
   Total                                                                                        11.1

                                                                                           ---------
Total Allocated - Stand-Alone                                                                   12.9
                                                                                           =========

                                                                   CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                                -----------------------------------------
                                                                        FACE           STAND-ALONE VALUE
                                                                -------------------   -------------------
Administrative Claims (Post Petition)                                      0.2                   0.2
Secured Claims                                                               -                     -
Priority Claims                                                              -                     -
Intercompany Payables Post Petition                                          -                     -
                                                                     ---------             ---------
   Total Administrative, Secured & Priority                                0.2                   0.2

Pre Petition General Unsecured Claims
Debt                                                                         -                     -
SPE Obligations                                                              -                     -
Guarantee Obligations                                                        -                     -
Trade & A/P Liabilities                                                      -                     -
Other Liabilities                                                            -                     -

Intercompany Payables Pre Petition
Enron Corp.                                                              109.0                   9.5
Enron Development Corp.                                                    9.7                   0.8
Enron Expat Services Inc.                                                  1.4                   0.1
                                                                             -                     -
Other Debtors                                                                -                     -
Enron Global Inc.                                                         25.1                   2.2
Verdenergia Enron de Puerto Rico, Inc.                                     0.0                   0.0
Enron Java Power Corp.                                                     0.0                   0.0
Enron Global Capital Company                                               0.0                   0.0
Other Non-Debtors                                                            -                     -
                                                                     ---------             ---------
   Total Intercompany Payables                                           145.2                  12.7

                                                                     ---------             ---------
Total General Unsecured                                                  145.2                  12.7

Subordinated Claims                                                          -                     -
                                                                     ---------             ---------
   Total                                                                 145.4                  12.9

Equity                                                                    n.a.                     -

                                                                     ---------             ---------
   Total Allocated - Stand-Alone                                         145.4                  12.9
                                                                     =========             =========

----------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

  APPENDIX C-I

ENRON INTERNATIONAL INC.
($'s in millions)

           UNSECURED RECOVERY %
---------------------------------------
PLAN GENERAL UNSECURED                         5.7%
PLAN GUARANTEE                                 0.0%
Stand-Alone General Unsecured                  0.0%
Modified Consolidated General Unsecured       19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                       DEBTOR'S STAND ALONE ASSETS
                                                                -----------------------------------------
                                                                        FACE           STAND-ALONE VALUE
                                                                -------------------   -------------------
Cash                                                                      n.a.                     -
Directly Held Assets to be Liquidated                                     n.a.                     -
Interests in PGE to be Liquidated                                         n.a.                     -
Directly Held Assets Transferred to CrossCountry                          n.a.                     -
Directly Held Assets Transferred to Prisma                                n.a.                     -
Directly Held Trading Book Assets                                         n.a.                     -
                                                                                           ---------
   Total Directly Held Assets                                                                      -

Intercompany Post Petition Receivables from Debtors                        0.0                   0.0

Intercompany Pre Petition Receivables from Debtors
                                                                             -                     -
                                                                             -                     -
                                                                             -                     -
                                                                             -                     -
Other                                                                        -                     -
                                                                     ---------             ---------
   Total                                                                     -                     -

Intercompany Receivables from Non-Debtors
Enron America del Sur S.A.                                                 1.3                   0.3
Enron Venezuela Ltd.                                                       0.1                   0.1
                                                                             -                     -
                                                                             -                     -
Other                                                                        -                     -
                                                                     ---------             ---------
   Total                                                                   1.4                   0.3

Equity / Preferred Equity Interests in Affiliates
Enron International Funding L.L.C.                                        n.a.                     -
                                                                          n.a.                     -
                                                                          n.a.                     -
                                                                          n.a.                     -
Other                                                                     n.a.                     -
                                                                                           ---------
   Total                                                                                           -

                                                                                           ---------
Total Allocated - Stand-Alone                                                                    0.3
                                                                                           =========

                                                                   CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                                -----------------------------------------
                                                                        FACE           STAND-ALONE VALUE
                                                                -------------------   -------------------
Administrative Claims (Post Petition)                                      0.3                   0.3
Secured Claims                                                               -                     -
Priority Claims                                                            0.0                   0.0
Intercompany Payables Post Petition                                        0.0                   0.0
                                                                     ---------             ---------
   Total Administrative, Secured & Priority                                0.3                   0.3

Pre Petition General Unsecured Claims
Debt                                                                         -                     -
SPE Obligations                                                              -                     -
Guarantee Obligations                                                        -                     -
Trade & A/P Liabilities                                                    0.0                   0.0
Other Liabilities                                                         15.3                   0.0

Intercompany Payables Pre Petition
Enron Corp.                                                              442.7                   0.1
Enron Caribbean Basin LLC                                                  0.2                   0.0
Enron South America LLC                                                    0.0                   0.0
Enron Asia Pacific/Africa/China LLC                                        0.0                   0.0
Other Debtors                                                              0.0                   0.0
Enron Pipeline Company - Argentina S.A.                                    1.8                   0.0
                                                                             -                     -
                                                                             -                     -
                                                                             -                     -
Other Non-Debtors                                                            -                     -
                                                                     ---------             ---------
   Total Intercompany Payables                                           444.7                   0.1

                                                                     ---------             ---------
Total General Unsecured                                                  460.0                   0.1

Subordinated Claims                                                          -                     -
                                                                     ---------             ---------
   Total                                                                 460.3                   0.3

Equity                                                                    n.a.                     -

                                                                     ---------             ---------
   Total Allocated - Stand-Alone                                         460.3                   0.3
                                                                     =========             =========

----------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

  APPENDIX C-I

ENRON INTERNATIONAL KOREA HOLDINGS CORP.
($'s in millions)

           UNSECURED RECOVERY %
---------------------------------------
PLAN GENERAL UNSECURED                         75.7%
PLAN GUARANTEE                                  0.0%
Stand-Alone General Unsecured                 100.0%
Modified Consolidated General Unsecured        19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                       DEBTOR'S STAND ALONE ASSETS
                                                                -----------------------------------------
                                                                        FACE           STAND-ALONE VALUE
                                                                -------------------   -------------------
Cash                                                                      n.a.                   0.0
Directly Held Assets to be Liquidated                                     n.a.                   0.0
Interests in PGE to be Liquidated                                         n.a.                     -
Directly Held Assets Transferred to CrossCountry                          n.a.                     -
Directly Held Assets Transferred to Prisma                                n.a.                     -
Directly Held Trading Book Assets                                         n.a.                     -
                                                                                           ---------
   Total Directly Held Assets                                                                    0.0

Intercompany Post Petition Receivables from Debtors                          -                     -

Intercompany Pre Petition Receivables from Debtors
Enron Corp.                                                                0.5                   0.1
                                                                             -                     -
                                                                             -                     -
                                                                             -                     -
Other                                                                        -                     -
                                                                     ---------             ---------
   Total                                                                   0.5                   0.1

Intercompany Receivables from Non-Debtors
Enron International Korea Holdings Company Ltd.                            0.1                   0.1
                                                                             -                     -
                                                                             -                     -
                                                                             -                     -
Other                                                                        -                     -
                                                                     ---------             ---------
   Total                                                                   0.1                   0.1

Equity / Preferred Equity Interests in Affiliates
Enron International Korea Holdings Company Ltd.                           n.a.                 163.3
                                                                          n.a.                     -
                                                                          n.a.                     -
                                                                          n.a.                     -
Other                                                                     n.a.                     -
                                                                                           ---------
   Total                                                                                       163.3

                                                                                           ---------
Total Allocated - Stand-Alone                                                                  163.4
                                                                                           =========

                                                                   CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                                -----------------------------------------
                                                                        FACE           STAND-ALONE VALUE
                                                                -------------------   -------------------
Administrative Claims (Post Petition)                                      0.3                   0.3
Secured Claims                                                               -                     -
Priority Claims                                                              -                     -
Intercompany Payables Post Petition                                          -                     -
                                                                     ---------             ---------
   Total Administrative, Secured & Priority                                0.3                   0.3

Pre Petition General Unsecured Claims
Debt                                                                         -                     -
SPE Obligations                                                              -                     -
Guarantee Obligations                                                        -                     -
Trade & A/P Liabilities                                                      -                     -
Other Liabilities                                                            -                     -

Intercompany Payables Pre Petition
Enron Asia Pacific/Africa/China LLC                                        0.1                   0.1
Enron Development Funding Ltd.                                             0.0                   0.0
                                                                             -                     -
                                                                             -                     -
Other Debtors                                                                -                     -
                                                                             -                     -
                                                                             -                     -
                                                                             -                     -
                                                                             -                     -
Other Non-Debtors                                                            -                     -
                                                                     ---------             ---------
   Total Intercompany Payables                                             0.1                   0.1

                                                                     ---------             ---------
Total General Unsecured                                                    0.1                   0.1

Subordinated Claims                                                          -                     -
                                                                     ---------             ---------
   Total                                                                   0.4                   0.4

Equity                                                                    n.a.                 163.0

                                                                     ---------             ---------
   Total Allocated - Stand-Alone                                           0.4                 163.4
                                                                     =========             =========

----------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

  APPENDIX C-I

ENRON LIQUID FUELS, INC.
($'s in millions)

           UNSECURED RECOVERY %
---------------------------------------
PLAN GENERAL UNSECURED                        10.1%
PLAN GUARANTEE                                 0.0%
Stand-Alone General Unsecured                  6.3%
Modified Consolidated General Unsecured       19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                       DEBTOR'S STAND ALONE ASSETS
                                                                -----------------------------------------
                                                                        FACE           STAND-ALONE VALUE
                                                                -------------------   -------------------
Cash                                                                      n.a.                   0.6
Directly Held Assets to be Liquidated                                     n.a.                   0.1
Interests in PGE to be Liquidated                                         n.a.                     -
Directly Held Assets Transferred to CrossCountry                          n.a.                     -
Directly Held Assets Transferred to Prisma                                n.a.                     -
Directly Held Trading Book Assets                                         n.a.                   2.6
                                                                                           ---------
   Total Directly Held Assets                                                                    3.2

Intercompany Post Petition Receivables from Debtors                        2.7                   2.7

Intercompany Pre Petition Receivables from Debtors
Enron Capital & Trade Resources International Corp.                        1.9                   0.5
Enron Gas Liquids, Inc.                                                    3.6                   0.3
Enron Freight Markets Corp.                                                0.0                   0.0
                                                                             -                     -
Other                                                                        -                     -
                                                                     ---------             ---------
   Total                                                                   5.5                   0.8

Intercompany Receivables from Non-Debtors
Enron Administrative Services Corp.                                        8.7                   8.7
Enron Administrative Services Corp.                                        6.4                   6.4
Enron Fuels Caribbean, L.P.                                                3.0                   1.6
Enron Capital & Trade Global Resources Corp.                               1.2                   0.7
Other                                                                      0.3                   0.2
                                                                     ---------             ---------
   Total                                                                  19.6                  17.5

Equity / Preferred Equity Interests in Affiliates
Enron Fuels Company II, LLC                                               n.a.                     -
Enron Fuels Company I, LLC                                                n.a.                     -
                                                                          n.a.                     -
                                                                          n.a.                     -
Other                                                                     n.a.                     -
                                                                                           ---------
   Total                                                                                           -

                                                                                           ---------
Total Allocated - Stand-Alone                                                                   24.2
                                                                                           =========

                                                                   CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                                -----------------------------------------
                                                                        FACE           STAND-ALONE VALUE
                                                                -------------------   -------------------
Administrative Claims (Post Petition)                                      4.0                   4.0
Secured Claims                                                               -                     -
Priority Claims                                                            0.9                   0.9
Intercompany Payables Post Petition                                        1.9                   1.9
                                                                     ---------             ---------
   Total Administrative, Secured & Priority                                6.8                   6.8

Pre Petition General Unsecured Claims
Debt                                                                         -                     -
SPE Obligations                                                              -                     -
Guarantee Obligations                                                        -                     -
Trade & A/P Liabilities                                                   37.6                   2.4
Other Liabilities                                                        145.6                   9.2

Intercompany Payables Pre Petition
Enron Corp.                                                               51.1                   3.2
Risk Management & Trading Corp.                                           23.7                   1.5
Enron North America Corp.                                                  2.5                   0.2
EnronOnline, LLC                                                           0.1                   0.0
Other Debtors                                                              0.1                   0.0
Enron Fuels Caribbean, L.P.                                               16.3                   1.0
                                                                             -                     -
                                                                             -                     -
                                                                             -                     -
Other Non-Debtors                                                            -                     -
                                                                     ---------             ---------
   Total Intercompany Payables                                            93.9                   5.9

                                                                     ---------             ---------
Total General Unsecured                                                  277.1                  17.5

Subordinated Claims                                                          -                     -
                                                                     ---------             ---------
   Total                                                                 283.9                  24.2

Equity                                                                    n.a.                     -

                                                                     ---------             ---------
   Total Allocated - Stand-Alone                                         283.9                  24.2
                                                                     =========             =========

----------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

  APPENDIX C-I

ENRON LIQUID SERVICES CORP.
($'s in millions)

           UNSECURED RECOVERY %
---------------------------------------
PLAN GENERAL UNSECURED                         75.7%
PLAN GUARANTEE                                  0.0%
Stand-Alone General Unsecured                 100.0%
Modified Consolidated General Unsecured        19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                       DEBTOR'S STAND ALONE ASSETS
                                                                -----------------------------------------
                                                                        FACE           STAND-ALONE VALUE
                                                                -------------------   -------------------
Cash                                                                      n.a.                     -
Directly Held Assets to be Liquidated                                     n.a.                     -
Interests in PGE to be Liquidated                                         n.a.                     -
Directly Held Assets Transferred to CrossCountry                          n.a.                     -
Directly Held Assets Transferred to Prisma                                n.a.                     -
Directly Held Trading Book Assets                                         n.a.                     -
                                                                                           ---------
   Total Directly Held Assets                                                                      -

Intercompany Post Petition Receivables from Debtors                          -                     -

Intercompany Pre Petition Receivables from Debtors
Enron Transportation Services Company                                      5.9                   5.9
Enron Corp.                                                               29.5                   4.9
                                                                             -                     -
                                                                             -                     -
Other                                                                        -                     -
                                                                     ---------             ---------
   Total                                                                  35.4                  10.8

Intercompany Receivables from Non-Debtors
                                                                             -                     -
                                                                             -                     -
                                                                             -                     -
                                                                             -                     -
Other                                                                        -                     -
                                                                     ---------             ---------
   Total                                                                     -                     -

Equity / Preferred Equity Interests in Affiliates
Enron Processing Properties, Inc.                                         n.a.                     -
Port Arthur Olefins, L.L.C.                                               n.a.                     -
                                                                          n.a.                     -
                                                                          n.a.                     -
Other                                                                     n.a.                     -
                                                                                           ---------
   Total                                                                                           -

                                                                                           ---------
Total Allocated - Stand-Alone                                                                   10.8
                                                                                           =========

                                                                   CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                                -----------------------------------------
                                                                        FACE           STAND-ALONE VALUE
                                                                -------------------   -------------------
Administrative Claims (Post Petition)                                      0.2                   0.2
Secured Claims                                                             0.0                   0.0
Priority Claims                                                            0.0                   0.0
Intercompany Payables Post Petition                                          -                     -
                                                                     ---------             ---------
   Total Administrative, Secured & Priority                                0.2                   0.2

Pre Petition General Unsecured Claims
Debt                                                                         -                     -
SPE Obligations                                                              -                     -
Guarantee Obligations                                                        -                     -
Trade & A/P Liabilities                                                      -                     -
Other Liabilities                                                          0.0                   0.0

Intercompany Payables Pre Petition
Enron Operations Services Corp. (ETS)                                      0.0                   0.0
                                                                             -                     -
                                                                             -                     -
                                                                             -                     -
Other Debtors                                                                -                     -
                                                                             -                     -
                                                                             -                     -
                                                                             -                     -
                                                                             -                     -
Other Non-Debtors                                                            -                     -
                                                                     ---------             ---------
   Total Intercompany Payables                                             0.0                   0.0

                                                                     ---------             ---------
Total General Unsecured                                                    0.0                   0.0

Subordinated Claims                                                          -                     -
                                                                     ---------             ---------
   Total                                                                   0.2                   0.2

Equity                                                                    n.a.                  10.6

                                                                     ---------             ---------
   Total Allocated - Stand-Alone                                           0.2                  10.8
                                                                     =========             =========

------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

  APPENDIX C-I

ENRON LNG MARKETING LLC
($'s in millions)

           UNSECURED RECOVERY %
---------------------------------------
PLAN GENERAL UNSECURED                         75.7%
PLAN GUARANTEE                                  0.0%
Stand-Alone General Unsecured                 100.0%
Modified Consolidated General Unsecured        19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                       DEBTOR'S STAND ALONE ASSETS
                                                                -----------------------------------------
                                                                        FACE           STAND-ALONE VALUE
                                                                -------------------   -------------------
Cash                                                                      n.a.                  31.5
Directly Held Assets to be Liquidated                                     n.a.                   1.0
Interests in PGE to be Liquidated                                         n.a.                     -
Directly Held Assets Transferred to CrossCountry                          n.a.                     -
Directly Held Assets Transferred to Prisma                                n.a.                     -
Directly Held Trading Book Assets                                         n.a.                     -
                                                                                           ---------
   Total Directly Held Assets                                                                   32.4

Intercompany Post Petition Receivables from Debtors                        0.1                   0.1

Intercompany Pre Petition Receivables from Debtors
Risk Management & Trading Corp.                                           11.1                  11.1
Enron Corp.                                                                4.8                   0.8
Enron North America Corp.                                                  0.6                   0.1
                                                                             -                     -
Other                                                                        -                     -
                                                                     ---------             ---------
   Total                                                                  16.5                  12.0

Intercompany Receivables from Non-Debtors
                                                                             -                     -
                                                                             -                     -
                                                                             -                     -
                                                                             -                     -
Other                                                                        -                     -
                                                                     ---------             ---------
   Total                                                                     -                     -

Equity / Preferred Equity Interests in Affiliates
                                                                          n.a.                     -
                                                                          n.a.                     -
                                                                          n.a.                     -
                                                                          n.a.                     -
Other                                                                     n.a.                     -
                                                                                           ---------
   Total                                                                                           -

                                                                                           ---------
Total Allocated - Stand-Alone                                                                   44.6
                                                                                           =========

                                                                   CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                                -----------------------------------------
                                                                        FACE           STAND-ALONE VALUE
                                                                -------------------   -------------------
Administrative Claims (Post Petition)                                      0.3                   0.3
Secured Claims                                                               -                     -
Priority Claims                                                              -                     -
Intercompany Payables Post Petition                                        1.3                   1.3
                                                                     ---------             ---------
   Total Administrative, Secured & Priority                                1.6                   1.6

Pre Petition General Unsecured Claims
Debt                                                                         -                     -
SPE Obligations                                                              -                     -
Guarantee Obligations                                                        -                     -
Trade & A/P Liabilities                                                    2.6                   2.6
Other Liabilities                                                          0.5                   0.5

Intercompany Payables Pre Petition
Enron LNG Shipping Company                                                 0.9                   0.9
Enron Caribbean Basin LLC                                                  0.0                   0.0
                                                                             -                     -
                                                                             -                     -
Other Debtors                                                                -                     -
                                                                             -                     -
                                                                             -                     -
                                                                             -                     -
                                                                             -                     -
Other Non-Debtors                                                            -                     -
                                                                     ---------             ---------
   Total Intercompany Payables                                             0.9                   0.9

                                                                     ---------             ---------
Total General Unsecured                                                    4.0                   4.0

Subordinated Claims                                                          -                     -
                                                                     ---------             ---------
   Total                                                                   5.6                   5.6

Equity                                                                    n.a.                  39.0

                                                                     ---------             ---------
   Total Allocated - Stand-Alone                                           5.6                  44.6
                                                                     =========             =========

------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

  APPENDIX C-I

ENRON LNG SHIPPING COMPANY
($'s in millions)

           UNSECURED RECOVERY %
---------------------------------------
PLAN GENERAL UNSECURED                         75.7%
PLAN GUARANTEE                                  0.0%
Stand-Alone General Unsecured                 100.0%
Modified Consolidated General Unsecured        19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                       DEBTOR'S STAND ALONE ASSETS
                                                                -----------------------------------------
                                                                        FACE           STAND-ALONE VALUE
                                                                -------------------   -------------------
Cash                                                                      n.a.                  26.9
Directly Held Assets to be Liquidated                                     n.a.                   0.8
Interests in PGE to be Liquidated                                         n.a.                     -
Directly Held Assets Transferred to CrossCountry                          n.a.                     -
Directly Held Assets Transferred to Prisma                                n.a.                     -
Directly Held Trading Book Assets                                         n.a.                     -
                                                                                           ---------
   Total Directly Held Assets                                                                   27.8

Intercompany Post Petition Receivables from Debtors                          -                     -

Intercompany Pre Petition Receivables from Debtors
Enron LNG Marketing LLC                                                    0.9                   0.9
Enron Global LNG LLC                                                       0.0                   0.0
                                                                             -                     -
                                                                             -                     -
Other                                                                        -                     -
                                                                     ---------             ---------
   Total                                                                   0.9                   0.9

Intercompany Receivables from Non-Debtors
Enron LNG (BVI) Marketing Ltd.                                             0.0                   0.0
                                                                             -                     -
                                                                             -                     -
                                                                             -                     -
Other                                                                        -                     -
                                                                     ---------             ---------
   Total                                                                   0.0                   0.0

Equity / Preferred Equity Interests in Affiliates
                                                                          n.a.                     -
                                                                          n.a.                     -
                                                                          n.a.                     -
                                                                          n.a.                     -
Other                                                                     n.a.                     -
                                                                                           ---------
   Total                                                                                           -

                                                                                           ---------
Total Allocated - Stand-Alone                                                                   28.7
                                                                                           =========

                                                                   CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                                -----------------------------------------
                                                                        FACE           STAND-ALONE VALUE
                                                                -------------------   -------------------
Administrative Claims (Post Petition)                                      0.7                   0.7
Secured Claims                                                               -                     -
Priority Claims                                                              -                     -
Intercompany Payables Post Petition                                        2.4                   2.4
                                                                     ---------             ---------
   Total Administrative, Secured & Priority                                3.1                   3.1

Pre Petition General Unsecured Claims
Debt                                                                         -                     -
SPE Obligations                                                              -                     -
Guarantee Obligations                                                        -                     -
Trade & A/P Liabilities                                                      -                     -
Other Liabilities                                                            -                     -

Intercompany Payables Pre Petition
                                                                             -                     -
                                                                             -                     -
                                                                             -                     -
                                                                             -                     -
Other Debtors                                                                -                     -
                                                                             -                     -
                                                                             -                     -
                                                                             -                     -
                                                                             -                     -
Other Non-Debtors                                                            -                     -
                                                                     ---------             ---------
   Total Intercompany Payables                                               -                     -

                                                                     ---------             ---------
Total General Unsecured                                                      -                     -

Subordinated Claims                                                          -                     -
                                                                     ---------             ---------
   Total                                                                   3.1                   3.1

Equity                                                                    n.a.                  25.6

                                                                     ---------             ---------
   Total Allocated - Stand-Alone                                           3.1                  28.7
                                                                     =========             =========

------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

  APPENDIX C-I

ENRON MACHINE AND MECHANICAL SERVICES, INC.
($'s in millions)

           UNSECURED RECOVERY %
---------------------------------------
PLAN GENERAL UNSECURED                         8.2%
PLAN GUARANTEE                                 0.0%
Stand-Alone General Unsecured                  3.6%
Modified Consolidated General Unsecured       19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                       DEBTOR'S STAND ALONE ASSETS
                                                                -----------------------------------------
                                                                        FACE           STAND-ALONE VALUE
                                                                -------------------   -------------------
Cash                                                                      n.a.                     -
Directly Held Assets to be Liquidated                                     n.a.                     -
Interests in PGE to be Liquidated                                         n.a.                     -
Directly Held Assets Transferred to CrossCountry                          n.a.                     -
Directly Held Assets Transferred to Prisma                                n.a.                     -
Directly Held Trading Book Assets                                         n.a.                     -
                                                                                           ---------
   Total Directly Held Assets                                                                      -

Intercompany Post Petition Receivables from Debtors                          -                     -

Intercompany Pre Petition Receivables from Debtors
Enron Operations Services Corp. (ETS)                                      0.9                   0.2
Enron Transportation Services Company                                      0.0                   0.0
                                                                             -                     -
                                                                             -                     -
Other                                                                        -                     -
                                                                     ---------             ---------
   Total                                                                   1.0                   0.2

Intercompany Receivables from Non-Debtors
                                                                             -                     -
                                                                             -                     -
                                                                             -                     -
                                                                             -                     -
Other                                                                        -                     -
                                                                     ---------             ---------
   Total                                                                     -                     -

Equity / Preferred Equity Interests in Affiliates
                                                                          n.a.                     -
                                                                          n.a.                     -
                                                                          n.a.                     -
                                                                          n.a.                     -
Other                                                                     n.a.                     -
                                                                                           ---------
   Total                                                                                           -

                                                                                           ---------
Total Allocated - Stand-Alone                                                                    0.2
                                                                                           =========

                                                                   CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                                -----------------------------------------
                                                                        FACE           STAND-ALONE VALUE
                                                                -------------------   -------------------
Administrative Claims (Post Petition)                                      0.2                   0.2
Secured Claims                                                               -                     -
Priority Claims                                                              -                     -
Intercompany Payables Post Petition                                          -                     -
                                                                     ---------             ---------
   Total Administrative, Secured & Priority                                0.2                   0.2

Pre Petition General Unsecured Claims
Debt                                                                         -                     -
SPE Obligations                                                              -                     -
Guarantee Obligations                                                        -                     -
Trade & A/P Liabilities                                                      -                     -
Other Liabilities                                                            -                     -

Intercompany Payables Pre Petition
Enron Corp.                                                                1.1                   0.0
                                                                             -                     -
                                                                             -                     -
                                                                             -                     -
Other Debtors                                                                -                     -
                                                                             -                     -
                                                                             -                     -
                                                                             -                     -
                                                                             -                     -
Other Non-Debtors                                                            -                     -
                                                                     ---------             ---------
   Total Intercompany Payables                                             1.1                   0.0

                                                                     ---------             ---------
Total General Unsecured                                                    1.1                   0.0

Subordinated Claims                                                          -                     -
                                                                     ---------             ---------
   Total                                                                   1.3                   0.2

Equity                                                                    n.a.                     -

                                                                     ---------             ---------
   Total Allocated - Stand-Alone                                           1.3                   0.2
                                                                     =========             =========

------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

  APPENDIX C-I

ENRON MANAGEMENT, INC.
($'s in millions)

           UNSECURED RECOVERY %
---------------------------------------
PLAN GENERAL UNSECURED                        11.8%
PLAN GUARANTEE                                 0.0%
Stand-Alone General Unsecured                  8.7%
Modified Consolidated General Unsecured       19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                       DEBTOR'S STAND ALONE ASSETS
                                                                -----------------------------------------
                                                                        FACE           STAND-ALONE VALUE
                                                                -------------------   -------------------
Cash                                                                      n.a.                     -
Directly Held Assets to be Liquidated                                     n.a.                     -
Interests in PGE to be Liquidated                                         n.a.                     -
Directly Held Assets Transferred to CrossCountry                          n.a.                     -
Directly Held Assets Transferred to Prisma                                n.a.                     -
Directly Held Trading Book Assets                                         n.a.                     -
                                                                                           ---------
   Total Directly Held Assets                                                                      -

Intercompany Post Petition Receivables from Debtors                        0.2                   0.2

Intercompany Pre Petition Receivables from Debtors
Enron North America Corp.                                                 89.2                  18.4
EGP Fuels Company                                                        157.8                   0.2
Enron Energy Services Operations, Inc.                                     1.1                   0.2
Enron Engineering & Construction Company                                   0.4                   0.1
Other                                                                      1.8                   0.3
                                                                     ---------             ---------
   Total                                                                 250.2                  19.1

Intercompany Receivables from Non-Debtors
Transwestern Pipeline Company                                              0.0                   0.0
Azurix Corp.                                                               0.0                   0.0
Citrus Corp.                                                               0.0                   0.0
EGEP Services Inc.                                                         0.1                   0.0
Other                                                                      0.0                   0.0
                                                                     ---------             ---------
   Total                                                                   0.1                   0.1

Equity / Preferred Equity Interests in Affiliates
                                                                          n.a.                     -
                                                                          n.a.                     -
                                                                          n.a.                     -
                                                                          n.a.                     -
Other                                                                     n.a.                     -
                                                                                           ---------
   Total                                                                                           -

                                                                                           ---------
Total Allocated - Stand-Alone                                                                   19.3
                                                                                           =========

                                                                   CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                                -----------------------------------------
                                                                        FACE           STAND-ALONE VALUE
                                                                -------------------   -------------------
Administrative Claims (Post Petition)                                      2.2                   2.2
Secured Claims                                                               -                     -
Priority Claims                                                            0.2                   0.2
Intercompany Payables Post Petition                                        2.6                   2.6
                                                                     ---------             ---------
   Total Administrative, Secured & Priority                                5.0                   5.0

Pre Petition General Unsecured Claims
Debt                                                                         -                     -
SPE Obligations                                                            0.0                   0.0
Guarantee Obligations                                                        -                     -
Trade & A/P Liabilities                                                    0.0                   0.0
Other Liabilities                                                        155.9                  13.5

Intercompany Payables Pre Petition
Enron Corp.                                                                6.1                   0.5
Enron Property & Services Corp.                                            2.0                   0.2
Enron Global LNG LLC                                                       0.0                   0.0
                                                                             -                     -
Other Debtors                                                                -                     -
Northern Plains Natural Gas Company                                        0.2                   0.0
Florida Gas Transmission Company                                           0.1                   0.0
                                                                             -                     -
                                                                             -                     -
Other Non-Debtors                                                         (0.0)                    -
                                                                     ---------             ---------
   Total Intercompany Payables                                             8.4                   0.7

                                                                     ---------             ---------
Total General Unsecured                                                  164.3                  14.3

Subordinated Claims                                                          -                     -
                                                                     ---------             ---------
   Total                                                                 169.3                  19.3

Equity                                                                    n.a.                     -

                                                                     ---------             ---------
   Total Allocated - Stand-Alone                                         169.3                  19.3
                                                                     =========             =========

------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

      APPENDIX C-I

ENRON MAURITIUS COMPANY
($'s in millions)

          UNSECURED RECOVERY %
          --------------------
PLAN GENERAL UNSECURED                                    5.7%
PLAN GUARANTEE                                            0.0%
Stand-Alone General Unsecured                             0.0%
Modified Consolidated General Unsecured                  19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                     DEBTOR'S STAND ALONE ASSETS
                                                     ---------------------------
                                                     FACE      STAND-ALONE VALUE
                                                     ----      -----------------
Cash                                                 n.a.             0.0
Directly Held Assets to be Liquidated                n.a.             0.0
Interests in PGE to be Liquidated                    n.a.               -
Directly Held Assets Transferred to CrossCountry     n.a.               -
Directly Held Assets Transferred to Prisma           n.a.               -
Directly Held Trading Book Assets                    n.a.               -
                                                                  -------
    Total Directly Held Assets                                        0.0

Intercompany Post Petition Receivables from Debtors     -               -

Intercompany Pre Petition Receivables from Debtors
                                                     ----         -------
                                                        -               -
                                                        -               -
                                                        -               -
Other                                                   -               -
                                                     ----         -------
    Total                                               -               -

Intercompany Receivables from Non-Debtors
Enron India Private Ltd.                              0.1             0.0
NTM Holdings Ltd.                                     0.0               -
                                                     ----         -------
                                                        -               -
                                                        -               -
Other                                                   -               -
                                                     ----         -------
    Total                                             0.1             0.0

Equity / Preferred Equity Interests in Affiliates
Dabhol Power Company                                 n.a.               -
NTM Holdings Ltd.                                    n.a.               -
                                                     n.a.               -
                                                     n.a.               -
Other                                                n.a.               -
                                                                  -------
  Total                                                                 -
                                                                  -------
  Total Allocated - Stand-Alone                                       0.0
                                                                  =======

                                                 CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                 -----------------------------------
                                                     FACE        STAND-ALONE VALUE
                                                 -----------   ---------------------
Administrative Claims (Post Petition)                 1.5               0.0
Secured Claims                                          -                 -
Priority Claims                                         -                 -
Intercompany Payables Post Petition                   0.3               0.0
                                                     ----           -------
    Total Administrative, Secured & Priority          1.9               0.0

Pre Petition General Unsecured Claims
Debt                                                    -                 -
SPE Obligations                                         -                 -
Guarantee Obligations                                   -                 -
Trade & A/P Liabilities                               1.6                 -
Other Liabilities                                       -                 -

Intercompany Payables Pre Petition
Enron Corp.                                          41.1                 -
Enron Development Corp.                              38.3                 -
Enron India LLC                                       1.1                 -
Atlantic Commercial Finance, Inc.                     0.0                 -
Other Debtors                                           -                 -
Enron Netherlands Holding B.V.                        3.4                 -
Enron India Private Ltd.                              0.1                 -
                                                        -                 -
                                                        -                 -
                                                        -                 -
Other Non-Debtors                                       -                 -
                                                     ----           -------
    Total Intercompany Payables                      84.0                 -

                                                     ----           -------
Total General Unsecured                              85.6                 -

Subordinated Claims                                     -                 -
                                                     ----           -------
    Total                                            87.5               0.0
Equity                                               n.a.                 -
                                                     ----           -------
    Total Allocated - Stand-Alone                    87.5               0.0
                                                     ====           =======


------------------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

      APPENDIX C-I

ENRON METALS & COMMODITY CORP.
($'s in millions)

   UNSECURED RECOVERY %
   --------------------
PLAN GENERAL UNSECURED                       30.9%
PLAN GUARANTEE                                0.0%
Stand-Alone General Unsecured                35.9%
Modified Consolidated General Unsecured      19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                     DEBTOR'S STAND ALONE ASSETS
                                                     ---------------------------
                                                     FACE      STAND-ALONE VALUE
                                                     ----      -----------------
Cash                                                 n.a.             29.3
Directly Held Assets to be Liquidated                n.a.              2.5
Interests in PGE to be Liquidated                    n.a.                -
Directly Held Assets Transferred to CrossCountry     n.a.                -
Directly Held Assets Transferred to Prisma           n.a.                -
Directly Held Trading Book Assets                    n.a.                -
                                                                    ------
     Total Directly Held Assets                                       31.8

Intercompany Post Petition Receivables from Debtors   0.5              0.5

Intercompany Pre Petition Receivables from Debtors
Enron Corp.                                          93.8             15.6
Enron Credit Inc.                                     0.0              0.0
Enron Global Markets LLC                              0.0                -

                                                     ----           ------
Other                                                   -                -
                                                     ----           ------
     Total                                           93.8             15.6

Intercompany Receivables from Non-Debtors
Enron Trading Services Inc.                           3.4              3.4
                                                     ----           ------
                                                        -                -
                                                        -                -
Other                                                   -                -
                                                     ----           ------
     Total                                            3.4              3.4

Equity / Preferred Equity Interests in Affiliates
Enron Metals (Australia) Pty Ltd                     n.a.              0.1
Enron Trading Limited                                n.a.              0.0

                                                     n.a.                -
                                                     n.a.                -
Other                                                n.a.                -
                                                                    ------
     Total                                                             0.1

                                                                    ------
Total Allocated - Stand-Alone                                         51.3
                                                                    ======

                                                 CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                 -----------------------------------
                                                     FACE        STAND-ALONE VALUE
                                                 ------------  ---------------------
Administrative Claims (Post Petition)                  2.7               2.7
Secured Claims                                         0.9               0.9
Priority Claims                                        0.2               0.2
Intercompany Payables Post Petition                    3.6               3.6
                                                     -----            ------
     Total Administrative, Secured & Priority          7.4               7.4

Pre Petition General Unsecured Claims
Debt                                                     -                 -
SPE Obligations                                      101.7              36.5
Guarantee Obligations                                    -                 -
Trade & A/P Liabilities                                8.6               3.1
Other Liabilities                                     10.4               3.7

Intercompany Payables Pre Petition
Enron Net Works LLC                                    0.1               0.0
Enron Power Marketing, Inc.                            0.1               0.0
Enron Freight Markets Corp.                            0.0               0.0
Enron Property & Services Corp.                        0.0               0.0
Other Debtors                                          0.0               0.0

Enron Trade Services Holdings Inc.                     1.3               0.5
Enron Trading Limited                                  0.0               0.0
                                                         -                 -
                                                         -                 -
                                                         -                 -
Other Non-Debtors                                        -                 -
                                                     -----            ------
     Total Intercompany Payables                       1.6               0.6

                                                     -----            ------
Total General Unsecured                              122.2              43.9

Subordinated Claims                                      -                 -
                                                     -----            ------
     Total                                           129.6              51.3

 Equity                                               n.a.                 -
                                                     -----            ------
     Total Allocated - Stand-Alone                   129.6              51.3
                                                     =====            ======

------------------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

      APPENDIX C-I

ENRON METHANOL COMPANY
($'s in millions)

         UNSECURED RECOVERY %
         --------------------
PLAN GENERAL UNSECURED                        5.7%
PLAN GUARANTEE                                0.0%
Stand-Alone General Unsecured                 0.0%
Modified Consolidated General Unsecured      19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                     DEBTOR'S STAND ALONE ASSETS
                                                     ---------------------------
                                                     FACE      STAND-ALONE VALUE
                                                     ----      -----------------
Cash                                                 n.a.             0.0
Directly Held Assets to be Liquidated                n.a.             0.5
Interests in PGE to be Liquidated                    n.a.               -
Directly Held Assets Transferred to CrossCountry     n.a.               -
Directly Held Assets Transferred to Prisma           n.a.               -
Directly Held Trading Book Assets                    n.a.               -
                                                                     ----
     Total Directly Held Assets                                       0.5

Intercompany Post Petition Receivables from Debtors   0.0             0.0

Intercompany Pre Petition Receivables from Debtors
Risk Management & Trading Corp.                       2.7             2.7
Enron Gas Liquids, Inc.                               3.5             0.3
EGP Fuels Company                                     6.8             0.0

                                                     ----            ----
Other                                                   -               -
                                                     ----            ----
     Total                                           13.1             3.0

Intercompany Receivables from Non-Debtors
Florida Gas Transmission Company                      0.0             0.0
                                                        -               -
                                                        -               -
                                                        -               -
Other                                                   -               -
                                                     ----            ----
     Total                                            0.0             0.0

Equity / Preferred Equity Interests in Affiliates

                                                     n.a.               -
                                                     n.a.               -
                                                     n.a.               -
                                                     n.a.               -
Other                                                n.a.               -
                                                                     ----
     Total                                                              -

                                                                     ----
 Total Allocated - Stand-Alone                                        3.5
                                                                     ====

                                                 CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                 -----------------------------------
                                                     FACE        STAND-ALONE VALUE
                                                 ------------  ---------------------
Administrative Claims (Post Petition)                 2.8               1.9
Secured Claims                                        0.9               0.9
Priority Claims                                       0.0                 -
Intercompany Payables Post Petition                   1.1               0.8
                                                    -----             -----
     Total Administrative, Secured & Priority         4.8               3.5

Pre Petition General Unsecured Claims
Debt                                                    -                 -
SPE Obligations                                         -                 -
Guarantee Obligations                                   -                 -
Trade & A/P Liabilities                               0.7                 -
Other Liabilities                                    10.6                 -

Intercompany Payables Pre Petition
Enron Corp.                                          45.3                 -
Enron Net Works LLC                                   0.0                 -
Enron Property & Services Corp.                       0.0                 -
Enron Transportation Services Company                 0.0                 -
Other Debtors                                         0.0                 -
                                                        -                 -
                                                        -                 -
                                                        -                 -
                                                        -                 -
Other Non-Debtors                                       -                 -
                                                    -----             -----
     Total Intercompany Payables                     45.4                 -

                                                    -----             -----
Total General Unsecured                              56.7                 -

Subordinated Claims                                     -                 -
                                                    -----             -----
     Total                                           61.5               3.5

 Equity                                              n.a.                 -
                                                    -----             -----
     Total Allocated - Stand-Alone                   61.5               3.5
                                                    =====             =====

------------------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

      APPENDIX C-I

ENRON MIDDLE EAST LLC
($'s in millions)

          UNSECURED RECOVERY %
          --------------------
PLAN GENERAL UNSECURED                        7.6%
PLAN GUARANTEE                                0.0%
Stand-Alone General Unsecured                 2.6%
Modified Consolidated General Unsecured      19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                     DEBTOR'S STAND ALONE ASSETS
                                                     ---------------------------
                                                     FACE      STAND-ALONE VALUE
                                                     ----      -----------------
Cash                                                 n.a.                -
Directly Held Assets to be Liquidated                n.a.              0.0
Interests in PGE to be Liquidated                    n.a.                -
Directly Held Assets Transferred to CrossCountry     n.a.                -
Directly Held Assets Transferred to Prisma           n.a.                -
Directly Held Trading Book Assets                    n.a.                -
                                                                    ------
     Total Directly Held Assets                                        0.0

Intercompany Post Petition Receivables from Debtors     -                -

Intercompany Pre Petition Receivables from Debtors
Enron North America Corp.                             3.2              0.7
Enron Global LNG LLC                                  0.6              0.6
Enron India LLC                                       0.7              0.0
Enron Liquid Fuels, Inc.                              0.1              0.0
Other                                                 0.0              0.0
                                                     ----           ------
     Total                                            4.7              1.3

Intercompany Receivables from Non-Debtors
Enron Global Mauritius Company, L.L.C.                0.0              0.0
Enron Gaza International Ltd.                        12.8              0.0
Enron Mauritius Pakistan Company, L.L.C.              0.0                -
                                                        -                -
Other                                                   -                -
                                                     ----           ------
     Total                                           12.8              0.0

Equity / Preferred Equity Interests in Affiliates
Enron Oman Gas Pipeline Operations Ltd.              n.a.              0.0
Enron Oman Cooling Ltd.                              n.a.              0.0
Enron Jebel Ali Power Ltd.                           n.a.              0.0
Enron Saudi Holdings Ltd.                            n.a.              0.0
Other                                                n.a.                -
                                                                    ------
     Total                                                             0.0
                                                                    ------
Total Allocated - Stand-Alone                                          1.3
                                                                    ======

                                                 CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                 -----------------------------------
                                                     FACE        STAND-ALONE VALUE
                                                 -----------   ---------------------
Administrative Claims (Post Petition)                 0.2                  0.2
Secured Claims                                          -                    -
Priority Claims                                         -                    -
Intercompany Payables Post Petition                   0.0                  0.0
                                                   ------             --------
     Total Administrative, Secured & Priority         0.2                  0.2

Pre Petition General Unsecured Claims
Debt                                                    -                    -
SPE Obligations                                         -                    -
Guarantee Obligations                                   -                    -
Trade & A/P Liabilities                               0.3                  0.0
Other Liabilities                                       -                    -

Intercompany Payables Pre Petition
Enron Corp.                                          23.7                  0.6
Enron Caribbean Basin LLC                             8.7                  0.2
Atlantic Commercial Finance, Inc.                     5.9                  0.2
Enron Expat Services Inc.                             1.3                  0.0
Other Debtors                                         1.0                  0.0
Enron Middle East Ltd.                                0.7                  0.0
EGEP Services Inc.                                    0.4                  0.0
Enron Australia Pty Limited                           0.0                  0.0
Enron Transition Company, Inc.                        0.0                  0.0
Other Non-Debtors                                     0.0                  0.0
                                                   ------             --------
     Total Intercompany Payables                     41.9                  1.1

                                                   ------             --------
Total General Unsecured                              42.2                  1.1

Subordinated Claims                                     -                    -
                                                   ------             --------
     Total                                           42.4                  1.3

Equity                                               n.a.                    -

                                                   ------             --------
     Total Allocated - Stand-Alone                   42.4                  1.3
                                                   ======             ========

--------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

      APPENDIX C-I

ENRON NATURAL GAS MARKETING CORP.
($'s in millions)

         UNSECURED RECOVERY %
         --------------------
PLAN GENERAL UNSECURED                      23.9%
PLAN GUARANTEE                               0.0%
Stand-Alone General Unsecured               26.0%
Modified Consolidated General Unsecured     19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                     DEBTOR'S STAND ALONE ASSETS
                                                     ---------------------------
                                                       FACE    STAND-ALONE VALUE
                                                     -------   -----------------
Cash                                                    n.a.               -
Directly Held Assets to be Liquidated                   n.a.               -
Interests in PGE to be Liquidated                       n.a.               -
Directly Held Assets Transferred to CrossCountry        n.a.               -
Directly Held Assets Transferred to Prisma              n.a.               -
Directly Held Trading Book Assets                       n.a.               -
                                                                   ---------
     Total Directly Held Assets                                            -

Intercompany Post Petition Receivables from Debtors     17.4            17.4

Intercompany Pre Petition Receivables from Debtors

Enron North America Corp.                            3,265.5           672.1
Risk Management & Trading Corp.                        320.4           320.4
Enron North America Corp.                              866.0           178.2
                                                           -               -
Other                                                      -               -
                                                     -------       ---------
     Total                                           4,452.0         1,170.8

Intercompany Receivables from Non-Debtors

                                                           -               -
                                                           -               -
                                                           -               -
                                                           -               -
Other                                                      -               -
                                                     -------       ---------
     Total                                                 -               -

Equity / Preferred Equity Interests in Affiliates

                                                        n.a.               -
                                                        n.a.               -
                                                        n.a.               -
                                                        n.a.               -
Other                                                   n.a.               -
                                                                   ---------
     Total                                                                 -

                                                                   ---------
     Total Allocated - Stand-Alone                                   1,188.2
                                                                   =========

                                                 CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                 -----------------------------------
                                                     FACE        STAND-ALONE VALUE
                                                 -----------   ---------------------
Administrative Claims (Post Petition)                 15.7               15.7
Secured Claims                                           -                  -
Priority Claims                                        1.7                1.7
Intercompany Payables Post Petition                   10.8               10.8
                                                   -------          ---------
     Total Administrative, Secured & Priority         28.3               28.3

Pre Petition General Unsecured Claims
Debt                                                     -                  -
SPE Obligations                                      546.4              142.2
Guarantee Obligations                                    -                  -
Trade & A/P Liabilities                              251.8               65.5
Other Liabilities                                     58.3               15.2

Intercompany Payables Pre Petition
Enron Corp.                                        3,584.0              932.6
                                                         -                  -
                                                         -                  -
                                                         -                  -
Other Debtors                                            -                  -
Enron Compression Services Company                    14.9                3.9
Enron Canada Corp.                                     2.0                0.5
                                                         -                  -
                                                         -                  -
                                                         -                  -
Other Non-Debtors                                        -                  -
                                                   -------          ---------
     Total Intercompany Payables                   3,601.0              937.0
                                                   -------          ---------
     Total General Unsecured                       4,457.5            1,159.9

Subordinated Claims                                      -                  -
                                                   -------          ---------
     Total                                         4,485.7            1,188.2
Equity                                                n.a.                  -
                                                   -------          ---------
     Total Allocated - Stand-Alone                 4,485.7            1,188.2
                                                   =======          =========

---------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

      APPENDIX C-I

ENRON NET WORKS LLC
($'s in millions)

         UNSECURED RECOVERY %
         --------------------
PLAN GENERAL UNSECURED                       14.9%
PLAN GUARANTEE                                0.0%
Stand-Alone General Unsecured                13.2%
Modified Consolidated General Unsecured      19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                     DEBTOR'S STAND ALONE ASSETS
                                                     ---------------------------
                                                     FACE      STAND-ALONE VALUE
                                                     -----     -----------------
Cash                                                  n.a.               0.3
Directly Held Assets to be Liquidated                 n.a.               0.3
Interests in PGE to be Liquidated                     n.a.                 -
Directly Held Assets Transferred to CrossCountry      n.a.                 -
Directly Held Assets Transferred to Prisma            n.a.                 -
Directly Held Trading Book Assets                     n.a.                 -
                                                                    --------
     Total Directly Held Assets                                          0.7

Intercompany Post Petition Receivables from Debtors  199.7             195.0

Intercompany Pre Petition Receivables from Debtors

Enron Energy Services Operations, Inc.                21.2               3.2
EnronOnline, LLC                                      15.5               2.4
Enron South America LLC                                5.2               1.5
Enron Caribbean Basin LLC                              8.4               1.3
Other                                                 80.8               5.0
                                                     -----          --------
     Total                                           131.2              13.4

Intercompany Receivables from Non-Debtors

Enron Facility Services, Inc.                          7.0               1.1
CGNN Holding Company, Inc.                             0.9               0.9
Enron Canada Corp.                                     0.6               0.6
Florida Gas Transmission Company                       0.5               0.5
Other                                                 36.5               4.1
                                                     -----          --------
     Total                                            45.6               7.3

Equity / Preferred Equity Interests in Affiliates

EnronOnline, LLC                                      n.a.                 -
DealBench L.L.C.                                      n.a.                 -
CommodityLogic LLC                                    n.a.                 -
Clickpaper.com, L.L.C.                                n.a.                 -
Other                                                 n.a.                 -
                                                                    --------
     Total                                                                 -
                                                                    --------
Total Allocated - Stand-Alone                                          216.4
                                                                    ========

                                                 CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                 -----------------------------------
                                                     FACE        STAND-ALONE VALUE
                                                 -----------   ---------------------
Administrative Claims (Post Petition)                 2.6                 2.6
Secured Claims                                        0.1                 0.1
Priority Claims                                       0.0                 0.0
Intercompany Payables Post Petition                 162.7               162.7
                                                   ------            --------
     Total Administrative, Secured & Priority       165.4               165.4

Pre Petition General Unsecured Claims

Debt                                                  1.9                 0.3
SPE Obligations                                         -                   -
Guarantee Obligations                                   -                   -
Trade & A/P Liabilities                              29.4                 3.9
Other Liabilities                                     5.6                 0.7

Intercompany Payables Pre Petition

Enron Corp.                                         346.1                45.6
Enron Property & Services Corp.                       3.0                 0.4
Enron Broadband Services, L.P.                        0.3                 0.0
Enron Management, Inc.                                0.2                 0.0
Other Debtors                                         0.1                 0.0
Enron Overseas Services Corp.                         0.1                 0.0
Enron Venezuela Ltd.                                  0.0                 0.0
                                                        -                   -
                                                        -                   -
Other Non-Debtors                                       -                   -
                                                   ------            --------
     Total Intercompany Payables                    349.8                46.1
                                                   ------            --------
Total General Unsecured                             386.7                51.0

Subordinated Claims                                     -                   -
                                                   ------            --------
     Total                                          552.1               216.4

 Equity                                              n.a.                   -

                                                   ------            --------
     Total Allocated - Stand-Alone                  552.1               216.4
                                                   ======            ========

---------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

      APPENDIX C-I

ENRON NORTH AMERICA CORP.
($'s in millions)

         UNSECURED RECOVERY %
         --------------------
PLAN GENERAL UNSECURED                       20.1%
PLAN GUARANTEE                               17.3%
Stand-Alone General Unsecured                20.6%
Modified Consolidated General Unsecured      19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                     DEBTOR'S STAND ALONE ASSETS
                                                     ---------------------------
                                                       FACE    STAND-ALONE VALUE
                                                     --------  -----------------
Cash                                                     n.a.        1,432.1
Directly Held Assets to be Liquidated                    n.a.          303.6
Interests in PGE to be Liquidated                        n.a.              -
Directly Held Assets Transferred to CrossCountry         n.a.              -
Directly Held Assets Transferred to Prisma               n.a.              -
Directly Held Trading Book Assets                        n.a.          325.9
                                                                     -------
     Total Directly Held Assets                                      2,061.6

Intercompany Post Petition Receivables from Debtors     410.5          409.5

Intercompany Pre Petition Receivables from Debtors

Enron Corp.                                          12,698.6        2,110.2
Enron Capital & Trade Resources International Corp.     448.0          127.5
Enron Power Corp.                                        65.3           24.0
Oswego Cogen Company, LLC                               388.5           14.5
Other                                                   492.4           73.2
                                                     --------        -------
     Total                                           14,092.8        2,349.3

Intercompany Receivables from Non-Debtors

Swee'P, L.L.C                                           308.8           51.1
ECT Investing Partners, L.P.                             48.8           48.8
Sundance Industrial Partners, L.P.                       21.3           21.3
ECT Europe Finance, Inc.                                 47.2           14.2
Other                                                    98.3           45.8
                                                     --------        -------
     Total                                              524.4          181.3

Equity / Preferred Equity Interests in Affiliates

Enron Canada Corp.                                       n.a.          867.5
Compagnie Papiers Stadacona                              n.a.           98.2
Enron Compression Services Company                       n.a.           46.2
Enron Administrative Services Corp.                      n.a.           38.6
Other                                                    n.a.          137.9
                                                                     -------
     Total                                                           1,188.3

                                                                     -------
  Total Allocated - Stand-Alone                                      6,190.1
                                                                     =======

                                                 CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                 -----------------------------------
                                                     FACE        STAND-ALONE VALUE
                                                 -----------   ---------------------
Administrative Claims (Post Petition)                217.4              217.4
Secured Claims                                        22.4               22.4
Priority Claims                                       44.1               44.1
Intercompany Payables Post Petition                  462.5              462.5
                                                 ---------            -------
     Total Administrative, Secured & Priority        746.5              746.5

Pre Petition General Unsecured Claims

Debt                                                   7.4                1.5
SPE Obligations                                    8,093.8            1,665.9
Guarantee Obligations                                  0.0                0.0
Trade & A/P Liabilities                            2,894.0              595.7
Other Liabilities                                  1,918.1              394.8
Intercompany Payables Pre Petition

Enron Power Marketing, Inc.                        5,137.1            1,057.4
Enron Natural Gas Marketing Corp.                  3,265.5              672.1
Risk Management & Trading Corp.                    2,785.4              573.3
Enron Natural Gas Marketing Corp.                    866.0              178.2
Other Debtors                                        759.7              156.4
Enron MW, L.L.C.                                     363.2               74.7
New Albany Power I, L.L.C.                           131.1               27.0
Fishtail LLC                                          85.4               17.6
Citrus Corp.                                          62.9               13.0
Other Non-Debtors                                     77.7               16.0
                                                 ---------            -------
     Total Intercompany Payables                  13,534.0            2,785.7

                                                 ---------            -------
  Total General Unsecured                         26,447.3            5,443.6

Subordinated Claims                                      -                  -
                                                 ---------            -------
     Total                                        27,193.8            6,190.1

Equity                                                n.a.                  -
                                                 ---------            -------
    Total Allocated - Stand-Alone                 27,193.8            6,190.1
                                                 =========            =======

----------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

      APPENDIX C-I

ENRON OPERATIONS SERVICES CORP. (ETS)
($'s in millions)

         UNSECURED RECOVERY %
         --------------------
PLAN GENERAL UNSECURED                       21.9%
PLAN GUARANTEE                                0.0%
Stand-Alone General Unsecured                23.1%
Modified Consolidated General Unsecured      19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                     DEBTOR'S STAND ALONE ASSETS
                                                     ---------------------------
                                                      FACE     STAND-ALONE VALUE
                                                     -----     -----------------
Cash                                                  n.a.            23.9
Directly Held Assets to be Liquidated                 n.a.             0.8
Interests in PGE to be Liquidated                     n.a.               -
Directly Held Assets Transferred to CrossCountry      n.a.             2.5
Directly Held Assets Transferred to Prisma            n.a.               -
Directly Held Trading Book Assets                     n.a.               -
                                                                      ----
     Total Directly Held Assets                                       27.2

Intercompany Post Petition Receivables from Debtors    0.2             0.2

Intercompany Pre Petition Receivables from Debtors
Enron Corp.                                          300.0            49.9
Calypso Pipeline, LLC                                  0.2             0.2
LOA, Inc.                                              0.2             0.1
Enron North America Corp.                              0.1             0.0
Other                                                  0.9             0.0
                                                     -----            ----
     Total                                           301.4            50.2

Intercompany Receivables from Non-Debtors
Northern Plains Natural Gas Company                    0.9             0.9
Northern Plains Natural Gas Company                    0.1             0.1
Transportation Trading Services Company                0.1             0.1
Florida Gas Transmission Company                       0.0             0.0
Other                                                  0.2             0.0
                                                     -----            ----
     Total                                             1.3             1.1

Equity / Preferred Equity Interests in Affiliates

                                                      n.a.               -
                                                      n.a.               -
                                                      n.a.               -
                                                      n.a.               -
Other                                                 n.a.               -
                                                                      ----
     Total                                                               -

                                                                      ----
   Total Allocated - Stand-Alone                                      78.6
                                                                      ====

                                                 CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                 -----------------------------------
                                                     FACE        STAND-ALONE VALUE
                                                 -----------   ---------------------
Administrative Claims (Post Petition)                 0.3                0.3
Secured Claims                                          -                  -
Priority Claims                                       3.3                3.3
Intercompany Payables Post Petition                   0.0                0.0
                                                 --------               ----
     Total Administrative, Secured & Priority         3.6                3.6

Pre Petition General Unsecured Claims
Debt                                                    -                  -
SPE Obligations                                       0.0                0.0
Guarantee Obligations                                   -                  -
Trade & A/P Liabilities                               0.0                0.0
Other Liabilities                                     0.0                0.0

Intercompany Payables Pre Petition
Enron Transportation Services Company               303.0               70.1
Enron Property & Services Corp.                       8.6                2.0
Enron Pipeline Services Company                       4.3                1.0
Enron Pipeline Construction Services Company          3.1                0.7
Other Debtors                                         2.8                0.6
Houston Pipe Line Operations                          1.2                0.3
Pan Border Gas Company                                1.1                0.3
Enron Administrative Services Corp.                   0.0                0.0
EGEP Services Inc.                                    0.0                0.0
Other Non-Debtors                                     0.0                0.0
                                                 --------               ----
     Total Intercompany Payables                    324.1               75.0

                                                 --------               ----
Total General Unsecured                             324.2               75.0

Subordinated Claims                                     -                  -
                                                 --------               ----
     Total                                          327.8               78.6

 Equity                                              n.a.                  -
                                                 --------               ----
     Total Allocated - Stand-Alone                  327.8               78.6
                                                 ========               ====

------------------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

      APPENDIX C-I

ENRON PERMIAN GATHERING INC.
($'s in millions)

         UNSECURED RECOVERY %
         --------------------
PLAN GENERAL UNSECURED                       75.7%
PLAN GUARANTEE                                0.0%
Stand-Alone General Unsecured               100.0%
Modified Consolidated General Unsecured      19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                     DEBTOR'S STAND ALONE ASSETS
                                                     ---------------------------
                                                     FACE      STAND-ALONE VALUE
                                                     ----      -----------------
Cash                                                 n.a.               -
Directly Held Assets to be Liquidated                n.a.               -
Interests in PGE to be Liquidated                    n.a.               -
Directly Held Assets Transferred to CrossCountry     n.a.               -
Directly Held Assets Transferred to Prisma           n.a.               -
Directly Held Trading Book Assets                    n.a.               -
                                                                      ---
     Total Directly Held Assets                                         -

Intercompany Post Petition Receivables from Debtors     -               -

Intercompany Pre Petition Receivables from Debtors
Enron Corp.                                           9.0             1.5
Enron Transportation Services Company                 0.0             0.0
                                                        -               -
                                                        -               -
Other                                                   -               -
                                                     ----             ---
     Total                                            9.0             1.5

Intercompany Receivables from Non-Debtors
                                                        -               -
                                                        -               -
                                                        -               -
                                                        -               -
Other                                                   -               -
                                                     ----             ---
     Total                                              -               -

Equity / Preferred Equity Interests in Affiliates
                                                     n.a.               -
                                                     n.a.               -
                                                     n.a.               -
                                                     n.a.               -
Other                                                n.a.               -
                                                                      ---
     Total                                                              -

                                                                      ---
  Total Allocated - Stand-Alone                                       1.5
                                                                      ===

                                                 CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                 -----------------------------------
                                                     FACE        STAND-ALONE VALUE
                                                 -----------   ---------------------
Administrative Claims (Post Petition)                 0.2               0.2
Secured Claims                                          -                 -
Priority Claims                                         -                 -
Intercompany Payables Post Petition                     -                 -
                                                 --------               ---
     Total Administrative, Secured & Priority         0.2               0.2

Pre Petition General Unsecured Claims
Debt                                                    -                 -
SPE Obligations                                         -                 -
Guarantee Obligations                                   -                 -
Trade & A/P Liabilities                                 -                 -
Other Liabilities                                       -                 -

Intercompany Payables Pre Petition

                                                        -                 -
                                                        -                 -
                                                        -                 -
                                                        -                 -
                                                        -                 -
Other Debtors                                           -                 -

                                                        -                 -
                                                        -                 -
                                                        -                 -
                                                        -                 -
Other Non-Debtors                                       -                 -
                                                 --------               ---
     Total Intercompany Payables                        -                 -

                                                 --------               ---
 Total General Unsecured                                -                 -


Subordinated Claims                                     -                 -
                                                 --------               ---
     Total                                            0.2               0.2

 Equity                                              n.a.               1.3
                                                 --------               ---
     Total Allocated - Stand-Alone                    0.2               1.5
                                                 ========               ===

------------------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

      APPENDIX C-I

ENRON PIPELINE CONSTRUCTION SERVICES COMPANY
($'s in millions)

         UNSECURED RECOVERY %
         --------------------
PLAN GENERAL UNSECURED                        75.7%
PLAN GUARANTEE                                 0.0%
Stand-Alone General Unsecured                100.0%
Modified Consolidated General Unsecured       19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                     DEBTOR'S STAND ALONE ASSETS
                                                     ---------------------------
                                                     FACE      STAND-ALONE VALUE
                                                     ----      -----------------
Cash                                                 n.a.             3.2
Directly Held Assets to be Liquidated                n.a.               -
Interests in PGE to be Liquidated                    n.a.               -
Directly Held Assets Transferred to CrossCountry     n.a.               -
Directly Held Assets Transferred to Prisma           n.a.               -
Directly Held Trading Book Assets                    n.a.               -
                                                                   ------
     Total Directly Held Assets                                       3.2

Intercompany Post Petition Receivables from Debtors     -               -

Intercompany Pre Petition Receivables from Debtors
Enron Operations Services Corp. (ETS)                 3.1             0.7
Enron Corp.                                           1.6             0.3
                                                        -               -
                                                        -               -
Other                                                   -               -
                                                     ----          ------
     Total                                            4.8             1.0

Intercompany Receivables from Non-Debtors

                                                        -               -
                                                        -               -
                                                        -               -
                                                        -               -
Other                                                   -               -
                                                     ----          ------
     Total                                              -               -

Equity / Preferred Equity Interests in Affiliates
                                                                   ------
                                                     n.a.               -
                                                     n.a.               -
                                                     n.a.               -
                                                     n.a.               -
Other                                                n.a.               -
                                                                   ------
     Total                                                              -

                                                                   ------
  Total Allocated - Stand-Alone                                       4.2
                                                                   ======

                                                 CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                 -----------------------------------
                                                     FACE        STAND-ALONE VALUE
                                                 -----------   ---------------------
Administrative Claims (Post Petition)                 0.2               0.2
Secured Claims                                          -                 -
Priority Claims                                         -                 -
Intercompany Payables Post Petition                     -                 -
                                                     ----           -------
     Total Administrative, Secured & Priority         0.2               0.2

Pre Petition General Unsecured Claims
Debt                                                    -                 -
SPE Obligations                                         -                 -
Guarantee Obligations                                   -                 -
Trade & A/P Liabilities                                 -                 -
Other Liabilities                                       -                 -

Intercompany Payables Pre Petition
Enron Equipment Procurement Company                   1.6               1.6
                                                        -                 -
                                                        -                 -
                                                        -                 -
Other Debtors                                           -                 -
                                                        -                 -
                                                        -                 -
                                                        -                 -
                                                        -                 -
Other Non-Debtors                                       -                 -
                                                     ----           -------
     Total Intercompany Payables                      1.6               1.6

                                                     ----           -------
Total General Unsecured                               1.6               1.6

Subordinated Claims                                     -                 -
                                                     ----           -------
     Total                                            1.7               1.7

Equity                                               n.a.               2.4

                                                     ----           -------
     Total Allocated - Stand-Alone                    1.7               4.2
                                                     ====           =======


------------------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

      APPENDIX C-I

ENRON PIPELINE SERVICES COMPANY
($'s in millions)

         UNSECURED RECOVERY %
         --------------------
PLAN GENERAL UNSECURED                        5.7%
PLAN GUARANTEE                                0.0%
Stand-Alone General Unsecured                 0.0%
Modified Consolidated General Unsecured      19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                     DEBTOR'S STAND ALONE ASSETS
                                                     ---------------------------
                                                     FACE      STAND-ALONE VALUE
                                                     ----      -----------------
Cash                                                 n.a.               -
Directly Held Assets to be Liquidated                n.a.               -
Interests in PGE to be Liquidated                    n.a.               -
Directly Held Assets Transferred to CrossCountry     n.a.               -
Directly Held Assets Transferred to Prisma           n.a.               -
Directly Held Trading Book Assets                    n.a.               -
                                                                      ---
     Total Directly Held Assets                                         -

Intercompany Post Petition Receivables from Debtors   0.4             0.2

Intercompany Pre Petition Receivables from Debtors
Enron Operations Services Corp. (ETS)                 4.3             1.0
                                                        -               -
                                                        -               -
                                                        -               -
Other                                                   -               -
                                                     ----             ---
     Total                                            4.3             1.0

Intercompany Receivables from Non-Debtors
Integrated Process Technologies, LLC                  0.0             0.0
Roadrunner I LLC                                      0.0               -
                                                        -               -
                                                        -               -
Other                                                   -               -
                                                     ----             ---
     Total                                            0.0             0.0

Equity / Preferred Equity Interests in Affiliates

                                                     n.a.               -
                                                     n.a.               -
                                                     n.a.               -
                                                     n.a.               -
Other                                                n.a.               -
                                                                      ---
     Total                                                              -

                                                                      ---
 Total Allocated - Stand-Alone                                        1.2
                                                                      ===

                                                 CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                 -----------------------------------
                                                     FACE        STAND-ALONE VALUE
                                                 -----------   ---------------------
Administrative Claims (Post Petition)                 0.2               0.2
Secured Claims                                          -                 -
Priority Claims                                       2.9               1.0
Intercompany Payables Post Petition                     -                 -
                                                     ----               ---
     Total Administrative, Secured & Priority         3.1               1.2

Pre Petition General Unsecured Claims
Debt                                                    -                 -
SPE Obligations                                         -                 -
Guarantee Obligations                                   -                 -
Trade & A/P Liabilities                                 -                 -
Other Liabilities                                     2.0                 -

Intercompany Payables Pre Petition
Enron Corp.                                           4.7                 -
Enron Net Works LLC                                   0.4                 -
Enron Transportation Services Company                 0.2                 -
Enron Property & Services Corp.                       0.2                 -
Other Debtors                                         0.0                 -
CGNN Holding Company, Inc.                            0.2                 -
Northern Border P/L - Prebuild                        0.0                 -
Houston Pipe Line Operations                          0.0                 -
Citrus Corp.                                          0.0                 -
Other Non-Debtors                                       -                 -
                                                     ----               ---
     Total Intercompany Payables                      5.7                 -

                                                     ----               ---
 Total General Unsecured                              7.7                 -

Subordinated Claims                                     -                 -
                                                     ----               ---
     Total                                           10.8               1.2

Equity                                               n.a.                 -

                                                     ----               ---
     Total Allocated - Stand-Alone                   10.8               1.2
                                                     ====               ===

------------------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

      APPENDIX C-I

ENRON POWER & INDUSTRIAL CONSTRUCTION COMPANY
($'s in millions)

         UNSECURED RECOVERY %
         --------------------
PLAN GENERAL UNSECURED                        5.7%
PLAN GUARANTEE                                0.0%
Stand-Alone General Unsecured                 0.0%
Modified Consolidated General Unsecured      19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                     DEBTOR'S STAND ALONE ASSETS
                                                     ---------------------------
                                                     FACE      STAND-ALONE VALUE
                                                     ----      -----------------
Cash                                                 n.a.              -
Directly Held Assets to be Liquidated                n.a.              -
Interests in PGE to be Liquidated                    n.a.              -
Directly Held Assets Transferred to CrossCountry     n.a.              -
Directly Held Assets Transferred to Prisma           n.a.              -
Directly Held Trading Book Assets                    n.a.              -
                                                                     ---
     Total Directly Held Assets                                        -

Intercompany Post Petition Receivables from Debtors     -              -

Intercompany Pre Petition Receivables from Debtors
National Energy Production Corporation               33.4              -
                                                        -              -
                                                        -              -
                                                        -              -
Other                                                   -              -
                                                     ----            ---
     Total                                           33.4              -

Intercompany Receivables from Non-Debtors

                                                        -              -
                                                        -              -
                                                        -              -
                                                        -              -
Other                                                   -              -
                                                     ----            ---
     Total                                              -              -

Equity / Preferred Equity Interests in Affiliates

                                                     n.a.              -
                                                     n.a.              -
                                                     n.a.              -
                                                     n.a.              -
Other                                                n.a.              -
                                                                     ---
     Total                                                             -

                                                                     ---
 Total Allocated - Stand-Alone                                         -
                                                                     ===

                                                 CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                 -----------------------------------
                                                     FACE        STAND-ALONE VALUE
                                                 -----------   ---------------------
Administrative Claims (Post Petition)                 0.3               -
Secured Claims                                          -               -
Priority Claims                                       0.1               -
Intercompany Payables Post Petition                   9.0               -
                                                     ----             ---
     Total Administrative, Secured & Priority         9.4               -

Pre Petition General Unsecured Claims

Debt                                                    -               -
SPE Obligations                                         -               -
Guarantee Obligations                                   -               -
Trade & A/P Liabilities                               1.2               -
Other Liabilities                                     0.0               -

Intercompany Payables Pre Petition
Enron Corp.                                          15.7               -
Enron Engineering & Construction Company              3.4               -
Enron Power Corp.                                     0.1               -
Enron Broadband Services, Inc.                        0.0               -
Other Debtors                                         0.0               -
                                                        -               -
                                                        -               -
                                                        -               -
                                                        -               -
Other Non-Debtors                                       -               -
                                                     ----             ---
     Total Intercompany Payables                     19.2               -

                                                     ----             ---
 Total General Unsecured                             20.4               -

Subordinated Claims                                     -               -
                                                     ----             ---

     Total                                           29.8               -

Equity                                               n.a.               -

                                                     ----             ---
     Total Allocated - Stand-Alone                   29.8               -
                                                     ====             ===

------------------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

      APPENDIX C-I

ENRON POWER CORP.
($'s in millions)

         UNSECURED RECOVERY %
         --------------------
PLAN GENERAL UNSECURED                       31.5%
PLAN GUARANTEE                               28.6%
Stand-Alone General Unsecured                36.8%
Modified Consolidated General Unsecured      19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                     DEBTOR'S STAND ALONE ASSETS
                                                     ---------------------------
                                                     FACE      STAND-ALONE VALUE
                                                     -----     -----------------
Cash                                                  n.a.            10.7
Directly Held Assets to be Liquidated                 n.a.             0.4
Interests in PGE to be Liquidated                     n.a.               -
Directly Held Assets Transferred to CrossCountry      n.a.               -
Directly Held Assets Transferred to Prisma            n.a.               -
Directly Held Trading Book Assets                     n.a.               -
                                                                      ----
     Total Directly Held Assets                                       11.1

Intercompany Post Petition Receivables from Debtors    2.2             1.5

Intercompany Pre Petition Receivables from Debtors
Enron Corp.                                          257.9            42.9
Enron Asia Pacific/Africa/China LLC                    4.5             1.7
Enron Development Corp.                                5.4             0.9
LINGTEC Constructors L.P.                              0.2             0.0
Other                                                  0.1             0.0
                                                     -----            ----
     Total                                           268.0            45.5

Intercompany Receivables from Non-Debtors
Enron Power Corp. - U.S.                              19.3             8.4
Enron Europe L.L.C.                                   45.5             4.7
Enron Power Operating Company                          8.0             2.2
Enron Equipment Installation Company                   3.5             0.7
Other                                                  0.4             0.1
                                                     -----            ----
     Total                                            76.7            16.1

Equity / Preferred Equity Interests in Affiliates
Enron Subic Power Corp.                               n.a.             0.3
Enron Pipeline Construction - India, Limited
  Partnership                                         n.a.               -
Enron Power Operating Company                         n.a.               -
ECT Europe, Inc.                                      n.a.               -
Other                                                 n.a.               -
                                                                      ----
     Total                                                             0.3

                                                                      ----
 Total Allocated - Stand-Alone                                        74.6
                                                                      ====

                                                 CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                 -----------------------------------
                                                     FACE        STAND-ALONE VALUE
                                                 -----------   ---------------------
Administrative Claims (Post Petition)                  5.2              5.2
Secured Claims                                           -                -
Priority Claims                                          -                -
Intercompany Payables Post Petition                      -                -
                                                     -----             ----
     Total Administrative, Secured & Priority          5.2              5.2

Pre Petition General Unsecured Claims
Debt                                                     -                -
SPE Obligations                                          -                -
Guarantee Obligations                                 27.6             10.1
Trade & A/P Liabilities                                0.1              0.0
Other Liabilities                                      6.0              2.2

Intercompany Payables Pre Petition
Enron North America Corp.                             65.3             24.0
Enron Engineering & Construction Company              49.1             18.0
Superior Construction Company                          1.0              0.4
Enron Property & Services Corp.                        0.2              0.1
Other Debtors                                          0.2              0.1
Enron Power Construction Company                      27.3             10.0
ECT Europe, Inc.                                      11.9              4.4
Enron Export Sales Ltd.                                0.0              0.0
                                                         -                -
Other Non-Debtors                                        -                -
                                                     -----             ----
     Total Intercompany Payables                     155.0             57.0

                                                     -----             ----
 Total General Unsecured                             188.6             69.4

Subordinated Claims                                      -                -
                                                     -----             ----
     Total                                           193.9             74.6

Equity                                                n.a.                -

                                                     -----             ----
     Total Allocated - Stand-Alone                   193.9             74.6
                                                     =====             ====

------------------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

      APPENDIX C-I

ENRON POWER MARKETING, INC.
($'s in millions)

          UNSECURED RECOVERY %
          --------------------
PLAN GENERAL UNSECURED                       22.9%
PLAN GUARANTEE                                0.0%
Stand-Alone General Unsecured                24.5%
Modified Consolidated General Unsecured      19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                     DEBTOR'S STAND ALONE ASSETS
                                                     ---------------------------
                                                       FACE    STAND-ALONE VALUE
                                                     -------   -----------------
Cash                                                    n.a.           786.1
Directly Held Assets to be Liquidated                   n.a.            23.7
Interests in PGE to be Liquidated                       n.a.               -
Directly Held Assets Transferred to CrossCountry        n.a.               -
Directly Held Assets Transferred to Prisma              n.a.               -
Directly Held Trading Book Assets                       n.a.           309.6
                                                                     -------
     Total Directly Held Assets                                      1,119.4

Intercompany Post Petition Receivables from Debtors    232.0           232.0

Intercompany Pre Petition Receivables from Debtors
Enron North America Corp.                            5,137.1         1,057.4
Enron Energy Services, Inc.                             97.2            19.5
Enron Energy Marketing Corp.                            36.4             9.5
Enron Gas Liquids, Inc.                                  1.9             0.1
Other                                                    0.3             0.1
                                                     -------         -------
     Total                                           5,272.8         1,086.6

Intercompany Receivables from Non-Debtors
Enron Canada Corp.                                       0.6             0.6
Enron Canada Corp.                                       0.0             0.0
Enron California Municipal Services, Inc.                0.0             0.0
Enron California Municipal Services, Inc.                0.0             0.0
Other                                                      -               -
                                                     -------         -------
     Total                                               0.6             0.6

Equity / Preferred Equity Interests in Affiliates
Enron Power Northwest Co., a division of EPMI           n.a.               -
Enron Power Pacific Co., a division of EPMI             n.a.               -
Enron Power Oregon Co., a division of EPMI              n.a.               -
Enron Power Washington Co., a division of EPMI          n.a.               -
Other                                                   n.a.               -
                                                                     -------
     Total                                                                 -

                                                                     -------
Total Allocated - Stand-Alone                                        2,438.6
                                                                     =======

                                                 CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                 -----------------------------------
                                                     FACE        STAND-ALONE VALUE
                                                 -----------   ---------------------
Administrative Claims (Post Petition)                  66.5             66.5
Secured Claims                                            -                -
Priority Claims                                        16.8             16.8
Intercompany Payables Post Petition                    74.6             74.6
                                                    -------          -------
     Total Administrative, Secured & Priority         157.9            157.9

Pre Petition General Unsecured Claims

Debt                                                      -                -
SPE Obligations                                        72.2             17.7
Guarantee Obligations                                     -                -
Trade & A/P Liabilities                             1,087.2            266.1
Other Liabilities                                   1,500.6            367.2

Intercompany Payables Pre Petition
Enron Corp.                                         4,759.9          1,164.8
Risk Management & Trading Corp.                     1,883.3            460.9
Enron Net Works LLC                                     1.5              0.4
EnronOnline, LLC                                        1.0              0.2
Other Debtors                                             -                -
New Albany Power I, L.L.C.                             10.7              2.6
Enron Sandhill Limited Partnership                      3.0              0.7
Portland General Electric Company                       0.3              0.1
Enron Compression Services Company                      0.2              0.0
Other Non-Debtors                                       0.2              0.1
                                                    -------          -------
     Total Intercompany Payables                    6,660.2          1,629.8

                                                    -------          -------
Total General Unsecured                             9,320.2          2,280.7

Subordinated Claims                                       -                -
                                                    -------          -------
     Total                                          9,478.1          2,438.6

Equity                                                 n.a.                -

                                                    -------          -------
     Total Allocated - Stand-Alone                  9,478.1          2,438.6
                                                    =======          =======

--------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

      APPENDIX C-I

ENRON PROCESSING PROPERTIES, INC.
($'s in millions)

          UNSECURED RECOVERY %
          --------------------
PLAN GENERAL UNSECURED                        5.7%
PLAN GUARANTEE                                0.0%
Stand-Alone General Unsecured                 0.0%
Modified Consolidated General Unsecured      19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                     DEBTOR'S STAND ALONE ASSETS
                                                     ---------------------------
                                                     FACE      STAND-ALONE VALUE
                                                     ----      -----------------
Cash                                                 n.a.             -
Directly Held Assets to be Liquidated                n.a.             -
Interests in PGE to be Liquidated                    n.a.             -
Directly Held Assets Transferred to CrossCountry     n.a.             -
Directly Held Assets Transferred to Prisma           n.a.             -
Directly Held Trading Book Assets                    n.a.             -
                                                                    ---
     Total Directly Held Assets                                       -

Intercompany Post Petition Receivables from Debtors     -             -

Intercompany Pre Petition Receivables from Debtors

                                                        -             -
                                                        -             -
                                                        -             -
                                                        -             -
Other                                                   -             -
                                                     ----           ---
     Total                                              -             -

Intercompany Receivables from Non-Debtors

                                                        -             -
                                                        -             -
                                                        -             -
                                                        -             -
Other                                                   -             -
                                                     ----           ---
     Total                                              -             -

Equity / Preferred Equity Interests in Affiliates
                                                     n.a.             -
                                                     n.a.             -
                                                     n.a.             -
                                                     n.a.             -
Other                                                n.a.             -
                                                                    ---
     Total                                                            -

                                                                    ---
Total Allocated - Stand-Alone                                         -
                                                                    ===

                                                 CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                 -----------------------------------
                                                     FACE        STAND-ALONE VALUE
                                                 -----------   ---------------------
Administrative Claims (Post Petition)                 0.2                 -
Secured Claims                                        0.0                 -
Priority Claims                                         -                 -
Intercompany Payables Post Petition                   0.0                 -
                                                     ----               ---
     Total Administrative, Secured & Priority         0.3                 -

Pre Petition General Unsecured Claims
Debt                                                    -                 -
SPE Obligations                                         -                 -
Guarantee Obligations                                   -                 -
Trade & A/P Liabilities                               0.9                 -
Other Liabilities                                       -                 -

Intercompany Payables Pre Petition
Enron Corp.                                           0.8                 -
                                                        -                 -
                                                        -                 -
                                                        -                 -
Other Debtors                                           -                 -
                                                        -                 -
                                                        -                 -
                                                        -                 -
                                                     ----               ---
Other Non-Debtors                                       -                 -
                                                     ----               ---
     Total Intercompany Payables                      0.8                 -

                                                     ----               ---
Total General Unsecured                               1.7                 -

Subordinated Claims                                     -                 -
                                                     ----               ---
     Total                                            2.0                 -

Equity                                               n.a.                 -

                                                     ----               ---
     Total Allocated - Stand-Alone                    2.0                 -
                                                     ====               ===

---------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

      APPENDIX C-I

ENRON PROPERTY & SERVICES CORP.
($'s in millions)

         UNSECURED RECOVERY %
         --------------------
PLAN GENERAL UNSECURED                        9.2%
PLAN GUARANTEE                                0.0%
Stand-Alone General Unsecured                 5.0%
Modified Consolidated General Unsecured      19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                     DEBTOR'S STAND ALONE ASSETS
                                                     ---------------------------
                                                     FACE      STAND-ALONE VALUE
                                                     -----     -----------------
Cash                                                  n.a.           0.3
Directly Held Assets to be Liquidated                 n.a.           0.0
Interests in PGE to be Liquidated                     n.a.             -
Directly Held Assets Transferred to CrossCountry      n.a.             -
Directly Held Assets Transferred to Prisma            n.a.             -
Directly Held Trading Book Assets                     n.a.             -
                                                                    ----
     Total Directly Held Assets                                      0.3

Intercompany Post Petition Receivables from Debtors   20.4          20.0

Intercompany Pre Petition Receivables from Debtors
Enron Broadband Services, Inc.                        51.7           4.8
Enron Energy Services Operations, Inc.                31.1           4.6
Enron Operations Services Corp. (ETS)                  8.6           2.0
Enron Engineering & Construction Company              11.8           1.9
Other                                                 38.3           6.1
                                                     -----          ----
     Total                                           141.5          19.5

Intercompany Receivables from Non-Debtors
CGNN Holding Company, Inc.                             1.3           1.3
Transwestern Pipeline Company                          0.9           0.9
Northern Plains Natural Gas Company                    0.4           0.4
Florida Gas Transmission Company                       0.4           0.4
Other                                                  8.4           1.6
                                                     -----          ----
     Total                                            11.4           4.6

Equity / Preferred Equity Interests in Affiliates
Enron Northwest Finance, LLC                          n.a.           0.7
                                                      n.a.             -
                                                      n.a.             -
                                                      n.a.             -
Other                                                 n.a.             -
                                                                    ----
     Total                                                           0.7

                                                                    ----
Total Allocated - Stand-Alone                                       45.1
                                                                    ====

                                                 CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                 -----------------------------------
                                                     FACE        STAND-ALONE VALUE
                                                 -----------   ---------------------
Administrative Claims (Post Petition)                  3.7              3.7
Secured Claims                                         2.5              2.5
Priority Claims                                        2.1              2.1
Intercompany Payables Post Petition                   23.5             23.5
                                                     -----             ----
     Total Administrative, Secured & Priority         31.8             31.8

Pre Petition General Unsecured Claims
Debt                                                   0.0              0.0
SPE Obligations                                        7.9              0.4
Guarantee Obligations                                    -                -
Trade & A/P Liabilities                                8.8              0.4
Other Liabilities                                     82.5              4.1
Intercompany Payables Pre Petition
Enron Corp.                                          170.5              8.4
                                                         -                -
                                                         -                -
                                                         -                -
Other Debtors                                            -                -
Affiliated Building Services, Inc.                     0.1              0.0
ECT Investments, Inc.                                  0.0              0.0
Enron Northwest Finance, LLC                           0.0              0.0
                                                         -                -
Other Non-Debtors                                      0.0             (0.0)
                                                     -----             ----
     Total Intercompany Payables                     170.6              8.5

                                                     -----             ----
Total General Unsecured                              269.8             13.4

Subordinated Claims                                      -                -
                                                     -----             ----
     Total                                           301.6             45.1

Equity                                                n.a.                -

                                                     -----             ----
     Total Allocated - Stand-Alone                   301.6             45.1
                                                     =====             ====

---------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

      APPENDIX C-I

ENRON RENEWABLE ENERGY CORP.
($'s in millions)

         UNSECURED RECOVERY %
         --------------------
PLAN GENERAL UNSECURED                        9.5%
PLAN GUARANTEE                                0.0%
Stand-Alone General Unsecured                 5.4%
Modified Consolidated General Unsecured      19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                     DEBTOR'S STAND ALONE ASSETS
                                                     ---------------------------
                                                     FACE      STAND-ALONE VALUE
                                                     -----     -----------------
Cash                                                  n.a.             0.0
Directly Held Assets to be Liquidated                 n.a.               -
Interests in PGE to be Liquidated                     n.a.               -
Directly Held Assets Transferred to CrossCountry      n.a.               -
Directly Held Assets Transferred to Prisma            n.a.               -
Directly Held Trading Book Assets                     n.a.               -
                                                                      ----
     Total Directly Held Assets                                        0.0

Intercompany Post Petition Receivables from Debtors      -               -

Intercompany Pre Petition Receivables from Debtors
Smith Street Land Company                            147.9            16.1
Enron Caribbean Basin LLC                              0.1             0.0
                                                         -               -
                                                         -               -
Other                                                    -               -
                                                     -----            ----
     Total                                           148.0            16.1

Intercompany Receivables from Non-Debtors
Spotted Holdings LP                                    0.0             0.0
                                                         -               -
                                                         -               -
                                                         -               -
Other                                                    -               -
                                                     -----            ----
     Total                                             0.0             0.0

Equity / Preferred Equity Interests in Affiliates
Enron Solar Energy, Inc.                              n.a.             1.7
EREC Subsidiary V, LLC (f/k/a Enron Wind Corp.)       n.a.               -
                                                      n.a.               -
                                                      n.a.               -
Other                                                 n.a.               -
                                                                      ----
     Total                                                             1.7

                                                                      ----
Total Allocated - Stand-Alone                                         17.8
                                                                      ====

                                                 CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                 -----------------------------------
                                                     FACE        STAND-ALONE VALUE
                                                 -----------   ---------------------
Administrative Claims (Post Petition)                  0.8             0.8
Secured Claims                                           -               -
Priority Claims                                          -               -
Intercompany Payables Post Petition                      -               -
                                                     -----            ----
     Total Administrative, Secured & Priority          0.8             0.8

Pre Petition General Unsecured Claims

Debt                                                     -               -
SPE Obligations                                          -               -
Guarantee Obligations                                    -               -
Trade & A/P Liabilities                                  -               -
Other Liabilities                                      4.0             0.2

Intercompany Payables Pre Petition
Enron Corp.                                          199.4            10.7
EREC Subsidiary V, LLC (f/k/a Enron Wind Corp.)       77.7             4.2
EREC Subsidiary I, LLC (f/k/a Enron Wind Systems)      4.5             0.2
Enron Property & Services Corp.                        0.4             0.0
Other Debtors                                          0.6             0.0
Enron Solar Energy, Inc.                              31.4             1.7
Enron America do Sul Ltda.                             0.0             0.0
Zond Constructors II, Inc.                             0.0             0.0
                                                         -               -
Other Non-Debtors                                        -               -
                                                     -----            ----
     Total Intercompany Payables                     313.9            16.9

                                                     -----            ----
Total General Unsecured                              317.9            17.1

Subordinated Claims                                      -               -
                                                     -----            ----
     Total                                           318.7            17.8

Equity                                                n.a.               -
                                                     -----            ----
     Total Allocated - Stand-Alone                   318.7            17.8
                                                     =====            ====


---------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

      APPENDIX C-I

ENRON RESERVE ACQUISITION CORP.
($'s in millions)

         UNSECURED RECOVERY %
         --------------------
PLAN GENERAL UNSECURED                       22.9%
PLAN GUARANTEE                                0.0%
Stand-Alone General Unsecured                24.6%
Modified Consolidated General Unsecured      19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                     DEBTOR'S STAND ALONE ASSETS
                                                     ---------------------------
                                                     FACE      STAND-ALONE VALUE
                                                     ----      -----------------
Cash                                                  n.a.             27.5
Directly Held Assets to be Liquidated                 n.a.              1.7
Interests in PGE to be Liquidated                     n.a.                -
Directly Held Assets Transferred to CrossCountry      n.a.                -
Directly Held Assets Transferred to Prisma            n.a.                -
Directly Held Trading Book Assets                     n.a.             30.1
                                                                      -----
     Total Directly Held Assets                                        59.2

Intercompany Post Petition Receivables from Debtors    8.6              8.6

Intercompany Pre Petition Receivables from Debtors
Enron Corp.                                          182.4             30.3
Enron Energy Services Operations, Inc.                 0.0              0.0
                                                         -                -
                                                         -                -
Other                                                    -                -
                                                     -----            -----
     Total                                           182.4             30.3

Intercompany Receivables from Non-Debtors
Enron Administrative Services Corp.                   41.2             41.2
Enron Administrative Services Corp.                    2.1              2.1
                                                         -                -
                                                         -                -
Other                                                    -                -
                                                     -----            -----
     Total                                            43.3             43.3

Equity / Preferred Equity Interests in Affiliates

                                                      n.a.                -
                                                      n.a.                -
                                                      n.a.                -
                                                      n.a.                -
Other                                                 n.a.                -
                                                                       ----
     Total                                                                -

                                                                      -----
Total Allocated - Stand-Alone                                         141.5
                                                                      =====

                                                 CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                 -----------------------------------
                                                     FACE        STAND-ALONE VALUE
                                                 -----------   ---------------------
Administrative Claims (Post Petition)                  3.8              3.8
Secured Claims                                         0.2              0.2
Priority Claims                                        2.5              2.5
Intercompany Payables Post Petition                   27.6             27.6
                                                     -----            -----
     Total Administrative, Secured & Priority         34.1             34.1

Pre Petition General Unsecured Claims

Debt                                                     -                -
SPE Obligations                                      136.7             33.6
Guarantee Obligations                                    -                -
Trade & A/P Liabilities                               16.9              4.2
Other Liabilities                                    154.5             38.0

Intercompany Payables Pre Petition
Risk Management & Trading Corp.                       71.9             17.7
Enron North America Corp.                             56.3             13.8
Enron Net Works LLC                                    0.3              0.1
Enron North America Corp.                              0.2              0.0
Other Debtors                                          0.3              0.1
                                                         -                -
                                                         -                -
                                                         -                -
                                                         -                -
Other Non-Debtors                                        -                -
                                                     -----            -----
     Total Intercompany Payables                     129.0             31.7

                                                     -----            -----
Total General Unsecured                              437.1            107.4

Subordinated Claims                                      -                -
                                                     -----            -----
     Total                                           471.2            141.5

 Equity                                               n.a.                -

                                                     -----            -----
     Total Allocated - Stand-Alone                   471.2            141.5
                                                     =====            =====

--------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

      APPENDIX C-I

ENRON SOUTH AMERICA LLC
($'s in millions)

         UNSECURED RECOVERY %
         --------------------
PLAN GENERAL UNSECURED                       26.2%
PLAN GUARANTEE                                0.0%
Stand-Alone General Unsecured                29.2%
Modified Consolidated General Unsecured      19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                     DEBTOR'S STAND ALONE ASSETS
                                                     ---------------------------
                                                      FACE     STAND-ALONE VALUE
                                                     -----     -----------------
Cash                                                  n.a.            17.7
Directly Held Assets to be Liquidated                 n.a.             0.5
Interests in PGE to be Liquidated                     n.a.               -
Directly Held Assets Transferred to CrossCountry      n.a.               -
Directly Held Assets Transferred to Prisma            n.a.            17.3
Directly Held Trading Book Assets                     n.a.               -
                                                                     -----
     Total Directly Held Assets                                       35.5

Intercompany Post Petition Receivables from Debtors      -               -

Intercompany Pre Petition Receivables from Debtors
Enron North America Corp.                             17.2             3.5
Enron Development Funding Ltd.                         6.1             1.2
Enron Caribbean Basin LLC                              5.8             0.9
Enron Engineering & Construction Company               5.0             0.8
Other                                                  5.1             0.5
                                                     -----           -----
     Total                                            39.1             7.0

Intercompany Receivables from Non-Debtors
Enron America do Sul Ltda.                             2.6             2.6
Enron America del Sur S.A.                            11.3             2.3
Enron International Bolivia Holdings Ltd.              5.9             1.5
Enron (Bolivia) C.V.                                   1.2             1.2
Other                                                 48.2             2.6
                                                     -----           -----
     Total                                            69.2            10.2

Equity / Preferred Equity Interests in Affiliates
Enron Transportadora Holdings Ltd.                    n.a.            42.8
Bolivia Holdings Ltd.                                 n.a.            12.5
Enron Brazil Energy Investments Ltd.                  n.a.             3.5
Southern Cone Gas Ltd.                                n.a.             1.1
Other                                                 n.a.             0.0
                                                                     -----
     Total                                                            59.9

                                                                     -----
Total Allocated - Stand-Alone                                        112.6
                                                                     =====

                                                 CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                 -----------------------------------
                                                     FACE        STAND-ALONE VALUE
                                                 -----------   ---------------------
Administrative Claims (Post Petition)                  0.4                0.4
Secured Claims                                           -                  -
Priority Claims                                          -                  -
Intercompany Payables Post Petition                      -                  -
                                                     -----              -----
     Total Administrative, Secured & Priority          0.4                0.4

Pre Petition General Unsecured Claims
Debt                                                     -                  -
SPE Obligations                                          -                  -
Guarantee Obligations                                    -                  -
Trade & A/P Liabilities                                0.1                0.0
Other Liabilities                                      0.0                0.0

Intercompany Payables Pre Petition
Atlantic Commercial Finance, Inc.                    144.2               42.2
Enron Corp.                                          140.9               41.2
Enron Development Corp.                               50.8               14.8
Enron Expat Services Inc.                             14.3                4.2
Other Debtors                                         18.1                5.3
Enron Brazil Energy Investments Ltd.                  12.0                3.5
GasOriente Boliviano Ltda.                             1.2                0.3
Enron Brazil Services Ltd.                             0.8                0.2
Enron Transredes Services L.L.C.                       0.6                0.2
Other Non-Debtors                                      0.7                0.2
                                                     -----              -----
     Total Intercompany Payables                     383.6              112.1
                                                     -----              -----
Total General Unsecured                              383.7              112.2

Subordinated Claims                                      -                  -
                                                     -----              -----
     Total                                           384.1              112.6

Equity                                                n.a.                  -
                                                     -----              -----
     Total Allocated - Stand-Alone                   384.1              112.6
                                                     =====              =====


--------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

      APPENDIX C-I

ENRON TELECOMMUNICATIONS, INC.
($'s in millions)

         UNSECURED RECOVERY %
         --------------------
PLAN GENERAL UNSECURED                        5.7%
PLAN GUARANTEE                                0.0%
Stand-Alone General Unsecured                 0.0%
Modified Consolidated General Unsecured      19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                     DEBTOR'S STAND ALONE ASSETS
                                                     ---------------------------
                                                     FACE      STAND-ALONE VALUE
                                                     ----      -----------------
Cash                                                 n.a.               -
Directly Held Assets to be Liquidated                n.a.               -
Interests in PGE to be Liquidated                    n.a.               -
Directly Held Assets Transferred to CrossCountry     n.a.               -
Directly Held Assets Transferred to Prisma           n.a.               -
Directly Held Trading Book Assets                    n.a.               -
                                                                      ---
     Total Directly Held Assets                                         -

Intercompany Post Petition Receivables from Debtors   0.0             0.0

Intercompany Pre Petition Receivables from Debtors
Enron Broadband Services, Inc.                        0.0             0.0
                                                        -               -
                                                        -               -
                                                        -               -
Other                                                   -               -
                                                     ----             ---

     Total                                            0.0             0.0

Intercompany Receivables from Non-Debtors

                                                        -               -
                                                        -               -
                                                        -               -
                                                        -               -
Other                                                   -               -
                                                     ----             ---
     Total                                              -               -

Equity / Preferred Equity Interests in Affiliates
                                                     n.a.               -
                                                     n.a.               -
                                                     n.a.               -
                                                     n.a.               -
Other                                                n.a.               -
                                                                      ---
     Total                                                              -

                                                                      ---
Total Allocated - Stand-Alone                                         0.0
                                                                      ===

                                                 CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                 -----------------------------------
                                                     FACE        STAND-ALONE VALUE
                                                 -----------   ---------------------
Administrative Claims (Post Petition)                 0.2                0.0
Secured Claims                                          -                  -
Priority Claims                                       0.0                  -
Intercompany Payables Post Petition                     -                  -
                                                     ----                ---
     Total Administrative, Secured & Priority         0.2                0.0

Pre Petition General Unsecured Claims

Debt                                                    -                  -
SPE Obligations                                         -                  -
Guarantee Obligations                                   -                  -
Trade & A/P Liabilities                                 -                  -
Other Liabilities                                     0.0                  -

Intercompany Payables Pre Petition
Enron Corp.                                           0.0                  -
                                                        -                  -
                                                        -                  -
                                                        -                  -
Other Debtors                                           -                  -
Enron Administrative Services Corp.                   0.0                  -
                                                        -                  -
                                                        -                  -
                                                        -                  -
Other Non-Debtors                                       -                  -
                                                     ----                ---
     Total Intercompany Payables                      0.0                  -

                                                     ----                ---
Total General Unsecured                               0.0                  -

Subordinated Claims                                     -                  -
                                                     ----                ---
     Total                                            0.2                0.0

 Equity                                              n.a.                  -
                                                     ----                ---
     Total Allocated - Stand-Alone                    0.2                0.0
                                                     ====                ===

--------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

  APPENDIX C-I

ENRON TRAILBLAZER PIPELINE COMPANY
($'s in millions)

          UNSECURED RECOVERY %
          --------------------
PLAN GENERAL UNSECURED                                                        75.7%
PLAN GUARANTEE                                                                 0.0%
Stand-Alone General Unsecured                                                100.0%
Modified Consolidated General Unsecured                                       19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                     DEBTOR'S STAND ALONE ASSETS
                                                           ---------------------------------------------
                                                                FACE                   STAND-ALONE VALUE
                                                           --------------              -----------------
Cash                                                            n.a.                          0.3
Directly Held Assets to be Liquidated                           n.a.                          0.0
Interests in PGE to be Liquidated                               n.a.                            -
Directly Held Assets Transferred to CrossCountry                n.a.                            -
Directly Held Assets Transferred to Prisma                      n.a.                            -
Directly Held Trading Book Assets                               n.a.                            -
                                                                                       ----------
  Total Directly Held Assets                                                                  0.3

Intercompany Post Petition Receivables from Debtors                -                           -

Intercompany Pre Petition Receivables from Debtors

Enron Corp.                                                     26.8                          4.4
                                                                   -                            -
                                                                   -                            -
                                                                   -                            -
Other                                                              -                            -
                                                           ---------                   ----------
  Total                                                         26.8                          4.4

Intercompany Receivables from Non-Debtors

                                                                   -                            -
                                                                   -                            -
                                                                   -                            -
                                                                   -                            -
Other                                                              -                            -
                                                           ---------                   ----------
  Total                                                            -                            -

Equity / Preferred Equity Interests in Affiliates

Trailblazer Pipeline Company (general partnership)              n.a.                            -
Enron Trailblazer, L.L.C.                                       n.a.                            -
                                                                n.a.                            -
                                                                n.a.                            -
Other                                                           n.a.                            -
                                                                                       ----------
  Total                                                                                         -

                                                                                       ----------
 Total Allocated - Stand-Alone                                                                4.7
                                                                                       ==========

                                                                CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                           ---------------------------------------------
                                                                FACE                   STAND-ALONE VALUE
                                                           --------------              -----------------
Administrative Claims (Post Petition)                            0.3                          0.3
Secured Claims                                                     -                            -
Priority Claims                                                    -                            -
Intercompany Payables Post Petition                                -                            -
                                                           ---------                   ----------
   Total Administrative, Secured & Priority                      0.3                          0.3

Pre Petition General Unsecured Claims

Debt                                                               -                            -
SPE Obligations                                                    -                            -
Guarantee Obligations                                              -                            -
Trade & A/P Liabilities                                            -                            -
Other Liabilities                                                  -                            -

Intercompany Payables Pre Petition

                                                                   -                            -
                                                                   -                            -
                                                                   -                            -
                                                                   -                            -
Other Debtors                                                      -                            -
                                                                   -                            -
                                                                   -                            -
                                                                   -                            -
                                                                   -                            -
Other Non-Debtors                                                  -                            -
                                                           ---------                   ----------
   Total Intercompany Payables                                     -                            -

                                                           ---------                   ----------
Total General Unsecured                                            -                            -

Subordinated Claims                                                -                            -
                                                           ---------                   ----------
   Total                                                         0.3                          0.3

 Equity                                                         n.a.                          4.4

                                                           ---------                   ----------
   Total Allocated - Stand-Alone                                 0.3                          4.7
                                                           =========                   ==========

---------------------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

  APPENDIX C-I

ENRON TRANSPORTATION SERVICES COMPANY
($'s in millions)

          UNSECURED RECOVERY %
          --------------------
PLAN GENERAL UNSECURED                                                        75.7%
PLAN GUARANTEE                                                                 0.0%
Stand-Alone General Unsecured                                                100.0%
Modified Consolidated General Unsecured                                       19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                     DEBTOR'S STAND ALONE ASSETS
                                                           ---------------------------------------------
                                                                FACE                   STAND-ALONE VALUE
                                                           --------------              -----------------
Cash                                                            n.a.                          0.5
Directly Held Assets to be Liquidated                           n.a.                          0.0
Interests in PGE to be Liquidated                               n.a.                            -
Directly Held Assets Transferred to CrossCountry                n.a.                          1.9
Directly Held Assets Transferred to Prisma                      n.a.                            -
Directly Held Trading Book Assets                               n.a.                            -
                                                                                       ----------
  Total Directly Held Assets                                                                  2.4

Intercompany Post Petition Receivables from Debtors              0.3                          0.2

Intercompany Pre Petition Receivables from Debtors

Enron Corp.                                                  1,790.8                        297.6
Enron North America Corp.                                      440.9                         90.7
Enron Operations Services Corp. (ETS)                          303.0                         70.1
Enron Development Corp.                                        406.1                         69.4
Other                                                          174.6                         28.9
                                                           ---------                   ----------
  Total                                                      3,115.4                        556.8

Intercompany Receivables from Non-Debtors

ECT Investments Holding Corp.                                   11.0                         11.0
ECT Investing Partners, L.P.                                     1.2                          1.2
EOTT Energy Corp.                                                1.6                          0.3
Florida Gas Transmission Company                                 0.2                          0.2
Other                                                            0.1                          0.0
                                                           ---------                   ----------
  Total                                                         14.1                         12.8

Equity / Preferred Equity Interests in Affiliates

Transwestern Holding Company, Inc.                              n.a.                        582.7
CGNN Holding Company, Inc.                                      n.a.                         31.2
ECT Investing Partners, L.P.                                    n.a.                         25.3
Transwestern Gathering Company                                  n.a.                         10.3
Other                                                           n.a.                          5.4
                                                                                       ----------
  Total                                                                                     654.9

                                                                                       ----------
 Total Allocated - Stand-Alone                                                            1,227.0
                                                                                       ==========

                                                                 CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                           ---------------------------------------------
                                                                FACE                   STAND-ALONE VALUE
                                                           --------------              -----------------
Administrative Claims (Post Petition)                           14.5                         14.5
Secured Claims                                                     -                            -
Priority Claims                                                  0.2                          0.2
Intercompany Payables Post Petition                             26.0                         26.0
                                                           ---------                   ----------
   Total Administrative, Secured & Priority                     40.7                         40.7

Pre Petition General Unsecured Claims

Debt                                                               -                            -
SPE Obligations                                                 51.6                         51.6
Guarantee Obligations                                              -                            -
Trade & A/P Liabilities                                          0.1                          0.1
Other Liabilities                                                0.0                          0.0

Intercompany Payables Pre Petition

Enron Liquid Services Corp.                                      5.9                          5.9
Enron Permian Gathering Inc.                                     0.0                          0.0
Operational Energy Corp.                                         0.0                          0.0
Enron Machine and Mechanical Services, Inc.                      0.0                          0.0
Other Debtors                                                    0.0                          0.0
CGNN Holding Company, Inc.                                       1.0                          1.0
Northern Plains Natural Gas Company                              0.2                          0.2
Transportation Trading Services Company                          0.1                          0.1
Enron Operations, L.P.                                           0.0                          0.0
Other Non-Debtors                                                0.0                          0.0
                                                           ---------                   ----------
   Total Intercompany Payables                                   7.3                          7.3

                                                           ---------                   ----------
Total General Unsecured                                         59.0                         59.0

Subordinated Claims                                                -                            -
                                                           ---------                   ----------
   Total                                                        99.6                         99.6

 Equity                                                         n.a.                      1,127.4

                                                           ---------                   ----------
   Total Allocated - Stand-Alone                                99.6                      1,227.0
                                                           =========                   ==========

-----------------------------------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

  APPENDIX C-I

ENRON VENTURES CORP.
($'s in millions)

          UNSECURED RECOVERY %
          --------------------
PLAN GENERAL UNSECURED                                                        14.6%
PLAN GUARANTEE                                                                 0.0%
Stand-Alone General Unsecured                                                 12.7%
Modified Consolidated General Unsecured                                       19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                    DEBTOR'S STAND ALONE ASSETS
                                                           ---------------------------------------------
                                                                FACE                   STAND-ALONE VALUE
                                                           --------------              -----------------
Cash                                                            n.a.                            -
Directly Held Assets to be Liquidated                           n.a.                          1.5
Interests in PGE to be Liquidated                               n.a.                            -
Directly Held Assets Transferred to CrossCountry                n.a.                            -
Directly Held Assets Transferred to Prisma                      n.a.                            -
Directly Held Trading Book Assets                               n.a.                            -
                                                                                       ----------
  Total Directly Held Assets                                                                  1.5

Intercompany Post Petition Receivables from Debtors                -                            -

Intercompany Pre Petition Receivables from Debtors

Enron North America Corp.                                        0.1                          0.0
San Juan Gas Company, Inc.                                       1.1                            -
                                                                   -                            -
                                                                   -                            -
Other                                                              -                            -
                                                           ---------                   ----------
  Total                                                          1.2                          0.0

Intercompany Receivables from Non-Debtors

JSB Asset, L.L.C.                                               35.3                         23.0
Enron Americas Energy Services, Inc.                             0.4                          0.0
Enron Property Management Corp.                                  0.0                          0.0
                                                                   -                            -
Other                                                              -                            -
                                                           ---------                   ----------
  Total                                                         35.7                         23.1

Equity / Preferred Equity Interests in Affiliates

Enron Nuclear Services Corp.                                    n.a.                          0.0
KGB, L.L.C.                                                     n.a.                          0.0
Enron Clean Fuels (div. of Enron Ventures Corp.)                n.a.                            -
                                                                n.a.                            -
Other                                                           n.a.                            -
                                                                                       ----------
  Total                                                                                       0.0

                                                                                       ----------
 Total Allocated - Stand-Alone                                                               24.6
                                                                                       ==========

                                                                CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                           ---------------------------------------------
                                                                FACE                   STAND-ALONE VALUE
                                                           --------------              -----------------
Administrative Claims (Post Petition)                            0.2                          0.2
Secured Claims                                                   1.5                          1.5
Priority Claims                                                    -                            -
Intercompany Payables Post Petition                              0.9                          0.9
                                                           ---------                   ----------
   Total Administrative, Secured & Priority                      2.6                          2.6

Pre Petition General Unsecured Claims

Debt                                                               -                            -
SPE Obligations                                                 74.0                          9.4
Guarantee Obligations                                              -                            -
Trade & A/P Liabilities                                          0.0                          0.0
Other Liabilities                                                  -                            -

Intercompany Payables Pre Petition

Enron Corp.                                                     98.9                         12.6
                                                                   -                            -
                                                                   -                            -
                                                                   -                            -
Other Debtors                                                      -                            -
KGB, L.L.C.                                                      0.0                          0.0
                                                                   -                            -
                                                                   -                            -
                                                                   -                            -
Other Non-Debtors                                                  -                            -
                                                           ---------                   ----------
   Total Intercompany Payables                                  98.9                         12.6

                                                           ---------                   ----------
Total General Unsecured                                        173.0                         22.0

Subordinated Claims                                                -                            -
                                                           ---------                   ----------
   Total                                                       175.6                         24.6

 Equity                                                         n.a.                            -

                                                           ---------                   ----------
   Total Allocated - Stand-Alone                               175.6                         24.6
                                                           =========                   ==========

------------------------------------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

  APPENDIX C-I

ENRON WARPSPEED SERVICES, INC.
($'s in millions)

          UNSECURED RECOVERY %
          --------------------
PLAN GENERAL UNSECURED                                                         5.7%
PLAN GUARANTEE                                                                 0.0%
Stand-Alone General Unsecured                                                  0.0%
Modified Consolidated General Unsecured                                       19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                   DEBTOR'S STAND ALONE ASSETS
                                                           ---------------------------------------------
                                                                FACE                   STAND-ALONE VALUE
                                                           --------------              -----------------
Cash                                                            n.a.                            -
Directly Held Assets to be Liquidated                           n.a.                            -
Interests in PGE to be Liquidated                               n.a.                            -
Directly Held Assets Transferred to CrossCountry                n.a.                            -
Directly Held Assets Transferred to Prisma                      n.a.                            -
Directly Held Trading Book Assets                               n.a.                            -
                                                                                       ----------
  Total Directly Held Assets                                                                    -

Intercompany Post Petition Receivables from Debtors                -                            -

Intercompany Pre Petition Receivables from Debtors

Enron Corp.                                                      1.2                          0.2
                                                                   -                            -
                                                                   -                            -
                                                                   -                            -
Other                                                              -                            -
                                                           ---------                   ----------
  Total                                                          1.2                          0.2

Intercompany Receivables from Non-Debtors

                                                                   -                            -
                                                                   -                            -
                                                                   -                            -
                                                                   -                            -
Other                                                              -                            -
                                                           ---------                   ----------
  Total                                                            -                            -

Equity / Preferred Equity Interests in Affiliates

                                                                n.a.                            -
                                                                n.a.                            -
                                                                n.a.                            -
                                                                n.a.                            -
Other                                                           n.a.                            -
                                                                                       ----------
  Total                                                                                         -

                                                                                       ----------
 Total Allocated - Stand-Alone                                                                0.2
                                                                                       ==========

                                                              CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                           ---------------------------------------------
                                                                FACE                   STAND-ALONE VALUE
                                                           --------------              -----------------
Administrative Claims (Post Petition)                            0.2                            -
Secured Claims                                                   0.4                          0.2
Priority Claims                                                  0.0                            -
Intercompany Payables Post Petition                              0.0                            -
                                                           ---------                   ----------
   Total Administrative, Secured & Priority                      0.6                          0.2

Pre Petition General Unsecured Claims

Debt                                                               -                            -
SPE Obligations                                                    -                            -
Guarantee Obligations                                              -                            -
Trade & A/P Liabilities                                            -                            -
Other Liabilities                                                1.5                            -

Intercompany Payables Pre Petition

Enron Broadband Services, Inc.                                   8.1                            -
Enron Communications Leasing Corp.                               0.5                            -
                                                                   -                            -
                                                                   -                            -
Other Debtors                                                      -                            -
                                                                   -                            -
                                                                   -                            -
                                                                   -                            -
                                                                   -                            -
Other Non-Debtors                                                  -                            -
                                                           ---------                   ----------
   Total Intercompany Payables                                   8.7                            -

                                                           ---------                   ----------
Total General Unsecured                                         10.1                            -

Subordinated Claims                                                -                            -
                                                           ---------                   ----------
   Total                                                        10.7                          0.2

 Equity                                                         n.a.                            -

                                                           ---------                   ----------
   Total Allocated - Stand-Alone                                10.7                          0.2
                                                           =========                   ==========

--------------------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

  APPENDIX C-I

ENRON WIND CONSTRUCTORS CORP

  PLEASE SEE ASSET, LIABILITY AND RECOVERY INFORMATION FOR EREC
                        SUBSIDIARY II, LLC

    APPENDIX C-I

ENRON WIND CORP

 PLEASE SEE ASSET, LIABILITY AND RECOVERY INFORMATION FOR EREC SUBSIDIARY V, LLC

    APPENDIX C-I

ENRON WIND DEVELOPMENT CORP.
($'s in millions)

        UNSECURED RECOVERY %
        --------------------
PLAN GENERAL UNSECURED                                73.5%
PLAN GUARANTEE                                         0.0%
Stand-Alone General Unsecured                         96.8%
Modified Consolidated General Unsecured               19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                                DEBTOR'S STAND ALONE ASSETS
                                                                            ----------------------------------
                                                                                FACE         STAND-ALONE VALUE
                                                                            ------------     -----------------
Cash                                                                             n.a.               75.0
Directly Held Assets to be Liquidated                                            n.a.                8.7
Interests in PGE to be Liquidated                                                n.a.                  -
Directly Held Assets Transferred to CrossCountry                                 n.a.                  -
Directly Held Assets Transferred to Prisma                                       n.a.                  -
Directly Held Trading Book Assets                                                n.a.                  -
                                                                                                 -------
  Total Directly Held Assets                                                                        83.7

Intercompany Post Petition Receivables from Debtors                                 -                  -

Intercompany Pre Petition Receivables from Debtors

EREC Subsidiary V, LLC (f/k/a Enron Wind Corp.)                                  88.3               32.5
EREC Subsidiary III, LLC (f/k/a Enron Wind Energy Systems Corp.)                  1.8                1.1
Cabazon Power Partners LLC                                                        0.2                0.2
Enron Wind Lake Benton LLC                                                        0.0                0.0
Other                                                                             0.0                0.0
                                                                               ------            -------
  Total                                                                          90.3               33.8

Intercompany Receivables from Non-Debtors

Enron Wind Cabazon LLC                                                            0.0                0.0
Zond Mesa-VGIV Corporation                                                        0.0                0.0
Enron Wind Palm Springs LLC                                                       0.0                0.0
Enron Wind Lake Benton II LLC                                                     3.2                  -
Other                                                                             0.1                  -
                                                                               ------            -------
  Total                                                                           3.3                0.0

Equity / Preferred Equity Interests in Affiliates

Enron Wind Cabazon Funding LLC                                                   n.a.               29.0
Green Power Partners I LLC                                                       n.a.                4.0
Enron Wind Cabazon LLC                                                           n.a.                0.3
Indian Mesa Power Partners III LP                                                n.a.                  -
Other                                                                            n.a.               (0.0)
                                                                                                 -------
  Total                                                                                             33.3

                                                                                                 -------
Total Allocated - Stand-Alone                                                                      150.7
                                                                                                 =======

                                                                            CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                                            ----------------------------------
                                                                                FACE         STAND-ALONE VALUE
                                                                            ------------     -----------------
Administrative Claims (Post Petition)                                             4.9                4.9
Secured Claims                                                                      -                  -
Priority Claims                                                                     -                  -
Intercompany Payables Post Petition                                               0.1                0.1
                                                                               ------            -------
  Total Administrative, Secured & Priority                                        5.0                5.0

Pre Petition General Unsecured Claims

Debt                                                                                -                  -
SPE Obligations                                                                     -                  -
Guarantee Obligations                                                               -                  -
Trade & A/P Liabilities                                                             -                  -
Other Liabilities                                                                 5.4                5.2

Intercompany Payables Pre Petition

EREC Subsidiary I, LLC (f/k/a Enron Wind Systems, Inc.)                         110.8              107.2
EREC Subsidiary II, LLC (f/k/a Enron Wind Constructors Corp.)                    32.4               31.4
ZWHC LLC                                                                          0.3                0.3
Enron Corp.                                                                       0.0                0.0
Other Debtors                                                                       -                  -
Enron Wind International Holding Corp.                                            1.7                1.7
                                                                                    -                  -
                                                                                    -                  -
                                                                                    -                  -
Other Non-Debtors                                                                   -                  -
                                                                               ------            -------
  Total Intercompany Payables                                                   145.2              140.5

                                                                               ------            -------
Total General Unsecured                                                         150.6              145.7

Subordinated Claims                                                                 -                  -
                                                                               ------            -------
  Total                                                                         155.6              150.7

 Equity                                                                          n.a.                  -

                                                                               ------            -------
  Total Allocated - Stand-Alone                                                 155.6              150.7
                                                                               ======            =======

------------------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

    APPENDIX C-I

ENRON WIND ENERGY SYSTEMS CORP

  PLEASE SEE ASSET, LIABILITY AND RECOVERY INFORMATION FOR EREC SUBSIDIARY III,
                                       LLC

    APPENDIX C-I

ENRON WIND LAKE BENTON LLC
($'s in millions)

        UNSECURED RECOVERY %
        --------------------
PLAN GENERAL UNSECURED                                 13.7%
PLAN GUARANTEE                                          0.0%
Stand-Alone General Unsecured                          11.4%
Modified Consolidated General Unsecured                19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                                DEBTOR'S STAND ALONE ASSETS
                                                                            ----------------------------------
                                                                                FACE         STAND-ALONE VALUE
                                                                            ------------     -----------------
Cash                                                                             n.a.                  -
Directly Held Assets to be Liquidated                                            n.a.                  -
Interests in PGE to be Liquidated                                                n.a.                  -
Directly Held Assets Transferred to CrossCountry                                 n.a.                  -
Directly Held Assets Transferred to Prisma                                       n.a.                  -
Directly Held Trading Book Assets                                                n.a.                  -
                                                                                                 -------
  Total Directly Held Assets                                                                           -

Intercompany Post Petition Receivables from Debtors                                 -                  -

Intercompany Pre Petition Receivables from Debtors

EREC Subsidiary V, LLC (f/k/a Enron Wind Corp.)                                   1.8                0.6
Zond Minnesota Construction Company LLC                                           0.5                0.2
EREC Subsidiary I, LLC (f/k/a Enron Wind Systems, Inc.)                           0.1                0.0
                                                                                    -                  -
Other                                                                               -                  -
                                                                               ------            -------
  Total                                                                           2.3                0.9

Intercompany Receivables from Non-Debtors
                                                                                    -                  -
                                                                                    -                  -
                                                                                    -                  -
                                                                                    -                  -
Other                                                                               -                  -
                                                                               ------            -------
  Total                                                                             -                  -

Equity / Preferred Equity Interests in Affiliates
                                                                                 n.a.                  -
                                                                                 n.a.                  -
                                                                                 n.a.                  -
                                                                                 n.a.                  -
Other                                                                            n.a.                  -
                                                                                                 -------
  Total                                                                                                -

                                                                                                 -------
Total Allocated - Stand-Alone                                                                        0.9
                                                                                                 =======

                                                                            CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                                            ----------------------------------
                                                                                FACE         STAND-ALONE VALUE
                                                                            ------------     -----------------
Administrative Claims (Post Petition)                                             0.2                0.2
Secured Claims                                                                      -                  -
Priority Claims                                                                     -                  -
Intercompany Payables Post Petition                                                 -                  -
                                                                               ------            -------
  Total Administrative, Secured & Priority                                        0.2                0.2

Pre Petition General Unsecured Claims

Debt                                                                                -                  -
SPE Obligations                                                                     -                  -
Guarantee Obligations                                                               -                  -
Trade & A/P Liabilities                                                             -                  -
Other Liabilities                                                                 1.6                0.2

Intercompany Payables Pre Petition

EREC Subsidiary III, LLC (f/k/a Enron Wind Energy Systems Corp.)                  2.4                0.3
Enron Corp.                                                                       0.1                0.0
Enron Wind Development Corp.                                                      0.0                0.0
                                                                                    -                  -
Other Debtors                                                                       -                  -
Lake Benton Power Partners L.L.C.                                                 1.4                0.2
Lake Benton Holdings LLC                                                          0.6                0.1
Lake Benton Power Associates LLC                                                  0.5                0.1
                                                                                    -                  -
Other Non-Debtors                                                                   -                  -
                                                                               ------            -------
  Total Intercompany Payables                                                     5.0                0.6

                                                                               ------            -------
Total General Unsecured                                                           6.6                0.7

Subordinated Claims                                                                 -                  -
                                                                               ------            -------
  Total                                                                           6.7                0.9

 Equity                                                                          n.a.                  -

                                                                               ------            -------
  Total Allocated - Stand-Alone                                                   6.7                0.9
                                                                               ======            =======

------------------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

    APPENDIX C-I

ENRON WIND MAINTENANCE CORP

  PLEASE SEE ASSET, LIABILITY AND RECOVERY INFORMATION FOR EREC SUBSIDIARY IV,
                                       LLC

    APPENDIX C-I

ENRON WIND STORM LAKE I LLC
($'s in millions)

        UNSECURED RECOVERY %
        --------------------
PLAN GENERAL UNSECURED                                 5.7%
PLAN GUARANTEE                                         0.0%
Stand-Alone General Unsecured                          0.0%
Modified Consolidated General Unsecured               19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                                DEBTOR'S STAND ALONE ASSETS
                                                                            ----------------------------------
                                                                                FACE         STAND-ALONE VALUE
                                                                            ------------     -----------------
Cash                                                                             n.a.                  -
Directly Held Assets to be Liquidated                                            n.a.                  -
Interests in PGE to be Liquidated                                                n.a.                  -
Directly Held Assets Transferred to CrossCountry                                 n.a.                  -
Directly Held Assets Transferred to Prisma                                       n.a.                  -
Directly Held Trading Book Assets                                                n.a.                  -
                                                                                                 -------
  Total Directly Held Assets                                                                           -

Intercompany Post Petition Receivables from Debtors                                 -                  -

Intercompany Pre Petition Receivables from Debtors

EREC Subsidiary I, LLC (f/k/a Enron Wind Systems, Inc.)                           0.1                0.1
EREC Subsidiary V, LLC (f/k/a Enron Wind Corp.)                                   0.2                0.1
Enron Corp.                                                                       0.1                0.0
                                                                                    -                  -
Other                                                                               -                  -
                                                                               ------            -------
  Total                                                                           0.4                0.2

Intercompany Receivables from Non-Debtors
                                                                                    -                  -
                                                                                    -                  -
                                                                                    -                  -
                                                                                    -                  -
Other                                                                               -                  -
                                                                               ------            -------
  Total                                                                             -                  -

Equity / Preferred Equity Interests in Affiliates

Storm Lake Power Partners I LLC                                                  n.a.                  -
                                                                                 n.a.                  -
                                                                                 n.a.                  -
                                                                                 n.a.                  -
Other                                                                            n.a.                  -
                                                                                                 -------
  Total                                                                                                -

                                                                                                 -------
 Total Allocated - Stand-Alone                                                                       0.2
                                                                                                 =======

                                                                            CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                                            ----------------------------------
                                                                                FACE         STAND-ALONE VALUE
                                                                            ------------     -----------------
Administrative Claims (Post Petition)                                             0.2                0.2
Secured Claims                                                                      -                  -
Priority Claims                                                                     -                  -
Intercompany Payables Post Petition                                               0.0                0.0
                                                                               ------            -------
  Total Administrative, Secured & Priority                                        0.2                0.2

Pre Petition General Unsecured Claims

Debt                                                                                -                  -
SPE Obligations                                                                     -                  -
Guarantee Obligations                                                               -                  -
Trade & A/P Liabilities                                                             -                  -
Other Liabilities                                                                 4.6                  -

Intercompany Payables Pre Petition

EREC Subsidiary II, LLC (f/k/a Enron Wind Constructors Corp.)                     0.9                  -
                                                                                    -                  -
                                                                                    -                  -
                                                                                    -                  -
Other Debtors                                                                       -                  -
                                                                                    -                  -
                                                                                    -                  -
                                                                                    -                  -
                                                                                    -                  -
Other Non-Debtors                                                                   -                  -
                                                                               ------            -------
  Total Intercompany Payables                                                     0.9                  -

                                                                               ------            -------
Total General Unsecured                                                           5.5                  -

Subordinated Claims                                                                 -                  -
                                                                               ------            -------
  Total                                                                           5.7                0.2

 Equity                                                                          n.a.                  -

                                                                               ------            -------
  Total Allocated - Stand-Alone                                                   5.7                0.2
                                                                               ======            =======

------------------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

    APPENDIX C-I

ENRON WIND STORM LAKE II LLC
($'s in millions)

        UNSECURED RECOVERY %
        --------------------
PLAN GENERAL UNSECURED                                 5.7%
PLAN GUARANTEE                                         0.0%
Stand-Alone General Unsecured                          0.0%
Modified Consolidated General Unsecured               19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                                DEBTOR'S STAND ALONE ASSETS
                                                                            ----------------------------------
                                                                                FACE         STAND-ALONE VALUE
                                                                            ------------     -----------------
Cash                                                                             n.a.                  -
Directly Held Assets to be Liquidated                                            n.a.                  -
Interests in PGE to be Liquidated                                                n.a.                  -
Directly Held Assets Transferred to CrossCountry                                 n.a.                  -
Directly Held Assets Transferred to Prisma                                       n.a.                  -
Directly Held Trading Book Assets                                                n.a.                  -
                                                                                                 -------
  Total Directly Held Assets                                                                           -

Intercompany Post Petition Receivables from Debtors                                 -                  -

Intercompany Pre Petition Receivables from Debtors
                                                                                    -                  -
                                                                                    -                  -
                                                                                    -                  -
                                                                                    -                  -
Other                                                                               -                  -
                                                                               ------            -------
  Total                                                                             -                  -

Intercompany Receivables from Non-Debtors

Storm Lake II Power Associates LLC                                                1.7                  -
                                                                                    -                  -
                                                                                    -                  -
                                                                                    -                  -
Other                                                                               -                  -
                                                                               ------            -------
  Total                                                                           1.7                  -

Equity / Preferred Equity Interests in Affiliates

Storm Lake II Power Associates LLC                                               n.a.                  -
                                                                                 n.a.                  -
                                                                                 n.a.                  -
                                                                                 n.a.                  -
Other                                                                            n.a.                  -
                                                                                                 -------
  Total                                                                                                -

                                                                                                 -------
 Total Allocated - Stand-Alone                                                                         -
                                                                                                 =======

                                                                            CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                                            ----------------------------------
                                                                                FACE         STAND-ALONE VALUE
                                                                            ------------     -----------------
Administrative Claims (Post Petition)                                             0.2                  -
Secured Claims                                                                      -                  -
Priority Claims                                                                     -                  -
Intercompany Payables Post Petition                                                 -                  -
                                                                               ------            -------
  Total Administrative, Secured & Priority                                        0.2                  -

Pre Petition General Unsecured Claims

Debt                                                                                -                  -
SPE Obligations                                                                     -                  -
Guarantee Obligations                                                               -                  -
Trade & A/P Liabilities                                                             -                  -
Other Liabilities                                                                   -                  -

Intercompany Payables Pre Petition

EREC Subsidiary I, LLC (f/k/a Enron Wind Systems, Inc.)                           1.7                  -
EREC Subsidiary V, LLC (f/k/a Enron Wind Corp.)                                   0.2                  -
Enron Corp.                                                                       0.0                  -
Enron Wind Development Corp.                                                      0.0                  -
Other Debtors                                                                       -                  -
Storm Lake Power Partners II LLC                                                  1.7                  -
Storm Lake II Holdings LLC                                                        0.3                  -
                                                                                    -                  -
                                                                                    -                  -
Other Non-Debtors                                                                   -                  -
                                                                               ------            -------
  Total Intercompany Payables                                                     3.9                  -

                                                                               ------            -------
Total General Unsecured                                                           3.9                  -

Subordinated Claims                                                                 -                  -
                                                                               ------            -------
  Total                                                                           4.1                  -

 Equity                                                                          n.a.                  -

                                                                               ------            -------
  Total Allocated - Stand-Alone                                                   4.1                  -
                                                                               ======            =======

------------------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

    APPENDIX C-I

ENRON WIND SYSTEMS, INC.

 PLEASE SEE ASSET, LIABILITY AND RECOVERY INFORMATION FOR EREC SUBSIDIARY I, LLC

    APPENDIX C-I

ENRONONLINE, LLC
($'s in millions)

        UNSECURED RECOVERY %
        --------------------
PLAN GENERAL UNSECURED                                16.6%
PLAN GUARANTEE                                         0.0%
Stand-Alone General Unsecured                         15.6%
Modified Consolidated General Unsecured               19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                                DEBTOR'S STAND ALONE ASSETS
                                                                            ----------------------------------
                                                                                FACE         STAND-ALONE VALUE
                                                                            ------------     -----------------
Cash                                                                             n.a.                  -
Directly Held Assets to be Liquidated                                            n.a.                0.2
Interests in PGE to be Liquidated                                                n.a.                  -
Directly Held Assets Transferred to CrossCountry                                 n.a.                  -
Directly Held Assets Transferred to Prisma                                       n.a.                  -
Directly Held Trading Book Assets                                                n.a.                  -
                                                                                                 -------
  Total Directly Held Assets                                                                         0.2

Intercompany Post Petition Receivables from Debtors                               2.5                2.1

Intercompany Pre Petition Receivables from Debtors

Enron North America Corp.                                                         8.5                1.7
Enron Power Marketing, Inc.                                                       1.0                0.2
Enron Capital & Trade Resources International Corp.                               0.6                0.2
Enron Broadband Services, Inc.                                                    0.5                0.0
Other                                                                             5.0                0.0
                                                                               ------            -------
  Total                                                                          15.5                2.2

Intercompany Receivables from Non-Debtors

Transwestern Pipeline Company                                                     0.1                0.1
DealBench L.L.C                                                                   0.0                0.0
CommodityLogic LLC                                                                0.0                0.0
                                                                                    -                  -
Other                                                                               -                  -
                                                                               ------            -------
  Total                                                                           0.1                0.1

Equity / Preferred Equity Interests in Affiliates
                                                                                 n.a.                  -
                                                                                 n.a.                  -
                                                                                 n.a.                  -
                                                                                 n.a.                  -
Other                                                                            n.a.                  -
                                                                                                 -------
  Total                                                                                                -

                                                                                                 -------
Total Allocated - Stand-Alone                                                                        4.7
                                                                                                 =======

                                                                            CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                                            ----------------------------------
                                                                                FACE         STAND-ALONE VALUE
                                                                            ------------     -----------------
Administrative Claims (Post Petition)                                             0.3                0.3
Secured Claims                                                                    0.1                0.1
Priority Claims                                                                     -                  -
Intercompany Payables Post Petition                                               0.0                0.0
                                                                               ------            -------
  Total Administrative, Secured & Priority                                        0.4                0.4

Pre Petition General Unsecured Claims

Debt                                                                                -                  -
SPE Obligations                                                                     -                  -
Guarantee Obligations                                                               -                  -
Trade & A/P Liabilities                                                           0.4                0.1
Other Liabilities                                                                   -                  -

Intercompany Payables Pre Petition

Enron Net Works LLC                                                              15.5                2.4
Enron Corp.                                                                      10.0                1.6
Enron Property & Services Corp.                                                   0.6                0.1
Enron Caribbean Basin LLC                                                         0.0                0.0
Other Debtors                                                                       -                  -
Enron Administrative Services Corp.                                               0.6                0.1
Enron Australia Pty Limited                                                       0.0                0.0
                                                                                    -                  -
                                                                                    -                  -
Other Non-Debtors                                                                   -                  -
                                                                               ------            -------
  Total Intercompany Payables                                                    26.8                4.2

                                                                               ------            -------
Total General Unsecured                                                          27.2                4.2

Subordinated Claims                                                                 -                  -
                                                                               ------            -------
  Total                                                                          27.6                4.7

 Equity                                                                          n.a.                  -

                                                                               ------            -------
  Total Allocated - Stand-Alone                                                  27.6                4.7
                                                                               ======            =======

------------------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

    APPENDIX C-I

EREC SUBSIDIARY I, LLC (F/K/A ENRON WIND SYSTEMS, INC.)
($'s in millions)

        UNSECURED RECOVERY %
        --------------------
PLAN GENERAL UNSECURED                                50.0%
PLAN GUARANTEE                                         0.0%
Stand-Alone General Unsecured                         63.3%
Modified Consolidated General Unsecured               19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                                DEBTOR'S STAND ALONE ASSETS
                                                                            ----------------------------------
                                                                                FACE         STAND-ALONE VALUE
                                                                            ------------     -----------------
Cash                                                                             n.a.               10.0
Directly Held Assets to be Liquidated                                            n.a.               30.5
Interests in PGE to be Liquidated                                                n.a.                  -
Directly Held Assets Transferred to CrossCountry                                 n.a.                  -
Directly Held Assets Transferred to Prisma                                       n.a.                  -
Directly Held Trading Book Assets                                                n.a.                  -
                                                                                                 -------
  Total Directly Held Assets                                                                        40.5

Intercompany Post Petition Receivables from Debtors                               5.0                4.9

Intercompany Pre Petition Receivables from Debtors
Enron Wind Development Corp.                                                    110.8              107.2
EREC Subsidiary II, LLC (f/k/a Enron Wind Constructors Corp.)                   191.1              105.9
Green Power Partners I LLC                                                        0.3                0.3
Enron Renewable Energy Corp.                                                      4.5                0.2
Other                                                                             2.1                  -
                                                                               ------            -------
  Total                                                                         308.8              213.6

Intercompany Receivables from Non-Debtors
Enron Wind International Holding Corp.                                            1.7                1.7
Sky River LLC                                                                     0.6                0.6
Zond Iowa Development Corporation                                                 0.6                0.0
Enron Wind Cabazon LLC                                                            0.0                0.0
Other                                                                             0.6                0.0
                                                                               ------            -------
  Total                                                                           3.5                2.3

Equity / Preferred Equity Interests in Affiliates
Sky River LLC                                                                    n.a.               24.3
ZWHC LLC                                                                         n.a.                7.7
Victory Garden LLC                                                               n.a.                7.6
Zond Windsystems Management Corporation IV                                       n.a.                1.3
Other                                                                            n.a.                3.5
                                                                                                 -------
  Total                                                                                             44.3

                                                                                                 -------
 Total Allocated - Stand-Alone                                                                     305.6
                                                                                                 =======

                                                                            CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                                            ----------------------------------
                                                                                FACE         STAND-ALONE VALUE
                                                                            ------------     -----------------
Administrative Claims (Post Petition)                                            15.2               15.2
Secured Claims                                                                      -                  -
Priority Claims                                                                     -                  -
Intercompany Payables Post Petition                                               9.5                9.5
                                                                               ------            -------
  Total Administrative, Secured & Priority                                       24.8               24.8

Pre Petition General Unsecured Claims
Debt                                                                                -                  -
SPE Obligations                                                                     -                  -
Guarantee Obligations                                                               -                  -
Trade & A/P Liabilities                                                             -                  -
Other Liabilities                                                                 6.7                4.2

Intercompany Payables Pre Petition
EREC Subsidiary V, LLC (f/k/a Enron Wind Corp.)                                 215.1              136.2
EREC Subsidiary III, LLC (f/k/a Enron Wind Energy Systems Corp.)                208.9              132.3
Zond Minnesota Construction Company LLC                                           1.7                1.1
Cabazon Power Partners LLC                                                        0.4                0.3
Other Debtors                                                                     0.8                0.5
Victory Garden LLC                                                                2.5                1.6
Zond Windsystems Management Corporation IV                                        2.1                1.3
Zond Windsystems Management Corporation V                                         1.7                1.1
Zond Windsystems Management Corporation                                           1.4                0.9
Other Non-Debtors                                                                 2.4                1.5
                                                                               ------            -------
  Total Intercompany Payables                                                   437.0              276.7

                                                                               ------            -------
Total General Unsecured                                                         443.6              280.9

Subordinated Claims                                                                 -                  -
                                                                               ------            -------
    Total                                                                       468.4              305.6

 Equity                                                                          n.a.                  -

                                                                               ------            -------
    Total Allocated - Stand-Alone                                               468.4              305.6
                                                                               ======            =======

------------------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

    APPENDIX C-I

EREC SUBSIDIARY II, LLC (F/K/A ENRON WIND CONSTRUCTORS CORP.)
($'s in millions)

        UNSECURED RECOVERY %
        --------------------
PLAN GENERAL UNSECURED                                44.5%
PLAN GUARANTEE                                         0.0%
Stand-Alone General Unsecured                         55.4%
Modified Consolidated General Unsecured               19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                                DEBTOR'S STAND ALONE ASSETS
                                                                            ----------------------------------
                                                                                FACE         STAND-ALONE VALUE
                                                                            ------------     -----------------
Cash                                                                             n.a.               29.2
Directly Held Assets to be Liquidated                                            n.a.                1.7
Interests in PGE to be Liquidated                                                n.a.                  -
Directly Held Assets Transferred to CrossCountry                                 n.a.                  -
Directly Held Assets Transferred to Prisma                                       n.a.                  -
Directly Held Trading Book Assets                                                n.a.                  -
                                                                                                 -------
  Total Directly Held Assets                                                                        30.9

Intercompany Post Petition Receivables from Debtors                               0.9                0.9

Intercompany Pre Petition Receivables from Debtors
EREC Subsidiary V, LLC (f/k/a Enron Wind Corp.)                                 171.3               63.1
EREC Subsidiary III, LLC (f/k/a Enron Wind Energy Systems Corp.)                 94.2               55.1
Enron Wind Development Corp.                                                     32.4               31.4
Green Power Partners I LLC                                                       14.1               14.1
Other                                                                             2.4                0.7
                                                                               ------            -------
  Total                                                                         314.5              164.4

Intercompany Receivables from Non-Debtors
Enron Wind International Holding Corp.                                            0.0                0.0
                                                                                    -                  -
                                                                                    -                  -
                                                                                    -                  -
Other                                                                               -                  -
                                                                               ------            -------
  Total                                                                           0.0                0.0

Equity / Preferred Equity Interests in Affiliates
Zond Constructors II, Inc.                                                       n.a.                0.0
                                                                                 n.a.                  -
                                                                                 n.a.                  -
                                                                                 n.a.                  -
Other                                                                            n.a.                  -
                                                                                                 -------
  Total                                                                                              0.0
                                                                                                 -------
 Total Allocated - Stand-Alone                                                                     196.2
                                                                                                 =======

                                                                            CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                                            ----------------------------------
                                                                                FACE         STAND-ALONE VALUE
                                                                            ------------     -----------------
Administrative Claims (Post Petition)                                             2.3                2.3
Secured Claims                                                                      -                  -
Priority Claims                                                                   0.5                0.5
Intercompany Payables Post Petition                                              15.0               15.0
                                                                               ------            -------
  Total Administrative, Secured & Priority                                       17.8               17.8

Pre Petition General Unsecured Claims
Debt                                                                                -                  -
SPE Obligations                                                                     -                  -
Guarantee Obligations                                                               -                  -
Trade & A/P Liabilities                                                             -                  -
Other Liabilities                                                               115.2               63.8

Intercompany Payables Pre Petition
EREC Subsidiary I, LLC (f/k/a Enron Wind Systems, Inc.)                         191.1              105.9
Cabazon Power Partners LLC                                                       12.8                7.1
Victory Garden Power Partners I L.L.C.                                            2.5                1.4
ZWHC LLC                                                                          0.4                0.2
Other Debtors                                                                     0.0                0.0
Zond Constructors II, Inc.                                                        0.0                0.0
                                                                                    -                  -
                                                                                    -                  -
                                                                                    -                  -
Other Non-Debtors                                                                   -                  -
                                                                               ------            -------
  Total Intercompany Payables                                                   206.9              114.6

                                                                               ------            -------
Total General Unsecured                                                         322.1              178.4

Subordinated Claims                                                                 -                  -
                                                                               ------            -------
   Total                                                                        339.8              196.2

 Equity                                                                          n.a.                  -

                                                                               ------            -------
   Total Allocated - Stand-Alone                                                339.8              196.2
                                                                               ======            =======

------------------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

    APPENDIX C-I

EREC SUBSIDIARY III, LLC (F/K/A ENRON WIND ENERGY SYSTEMS CORP.)
($'s in millions)

        UNSECURED RECOVERY %
        --------------------
PLAN GENERAL UNSECURED                                46.7%
PLAN GUARANTEE                                         0.0%
Stand-Alone General Unsecured                         58.5%
Modified Consolidated General Unsecured               19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                                DEBTOR'S STAND ALONE ASSETS
                                                                            ----------------------------------
                                                                                FACE         STAND-ALONE VALUE
                                                                            ------------     -----------------
Cash                                                                             n.a.               74.9
Directly Held Assets to be Liquidated                                            n.a.               13.9
Interests in PGE to be Liquidated                                                n.a.                  -
Directly Held Assets Transferred to CrossCountry                                 n.a.                  -
Directly Held Assets Transferred to Prisma                                       n.a.                  -
Directly Held Trading Book Assets                                                n.a.                  -
                                                                                                 -------
  Total Directly Held Assets                                                                        88.8

Intercompany Post Petition Receivables from Debtors                               5.6                5.6

Intercompany Pre Petition Receivables from Debtors
EREC Subsidiary I, LLC (f/k/a Enron Wind Systems, Inc.)                         208.9              132.3
Enron Wind Lake Benton LLC                                                        2.4                0.3
                                                                                    -                  -
                                                                                    -                  -
Other                                                                               -                  -
                                                                               ------            -------
  Total                                                                         211.3              132.5

Intercompany Receivables from Non-Debtors
Enron Wind International Holding Corp.                                            0.1                0.1
                                                                                    -                  -
                                                                                    -                  -
                                                                                    -                  -
Other                                                                               -                  -
                                                                               ------            -------
  Total                                                                           0.1                0.1

Equity / Preferred Equity Interests in Affiliates
Zond International Sales Corporation                                             n.a.                  -
EREC Subsidiary IV, LLC (f/k/a Enron Wind Maintenance Corp.)                     n.a.                  -
EREC Subsidiary II, LLC (f/k/a Enron Wind Constructors Corp.)                    n.a.                  -
                                                                                 n.a.                  -
Other                                                                            n.a.                  -
                                                                                                 -------
  Total                                                                                                -

                                                                                                 -------
Total Allocated - Stand-Alone                                                                      227.0
                                                                                                 =======

                                                                            CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                                            ----------------------------------
                                                                                FACE         STAND-ALONE VALUE
                                                                            ------------     -----------------
Administrative Claims (Post Petition)                                             1.5                1.5
Secured Claims                                                                      -                  -
Priority Claims                                                                   0.0                0.0
Intercompany Payables Post Petition                                               2.7                2.7
                                                                               ------            -------
  Total Administrative, Secured & Priority                                        4.2                4.2

Pre Petition General Unsecured Claims
Debt                                                                                -                  -
SPE Obligations                                                                     -                  -
Guarantee Obligations                                                               -                  -
Trade & A/P Liabilities                                                             -                  -
Other Liabilities                                                                 4.0                2.4

Intercompany Payables Pre Petition
EREC Subsidiary V, LLC (f/k/a Enron Wind Corp.)                                 252.8              147.8
EREC Subsidiary II, LLC (f/k/a Enron Wind Constructors Corp.)                    94.2               55.1
Zond Minnesota Construction Company LLC                                          28.0               16.4
Enron Wind Development Corp.                                                      1.8                1.1
Other Debtors                                                                     0.2                0.1
                                                                                    -                  -
                                                                                    -                  -
                                                                                    -                  -
                                                                                    -                  -
Other Non-Debtors                                                                   -                  -
                                                                               ------            -------
  Total Intercompany Payables                                                   377.0              220.5

                                                                               ------            -------
Total General Unsecured                                                         381.1              222.8

Subordinated Claims                                                                 -                  -
                                                                               ------            -------
    Total                                                                       385.2              227.0

 Equity                                                                          n.a.                  -

                                                                               ------            -------
    Total Allocated - Stand-Alone                                               385.2              227.0
                                                                               ======            =======

------------------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

    APPENDIX C-I

EREC SUBSIDIARY IV, LLC (F/K/A ENRON WIND MAINTENANCE CORP.)
($'s in millions)

        UNSECURED RECOVERY %
        --------------------
PLAN GENERAL UNSECURED                                 5.7%
PLAN GUARANTEE                                         0.0%
Stand-Alone General Unsecured                          0.0%
Modified Consolidated General Unsecured               19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                                DEBTOR'S STAND ALONE ASSETS
                                                                            ----------------------------------
                                                                                FACE         STAND-ALONE VALUE
                                                                            ------------     -----------------
Cash                                                                             n.a.                0.3
Directly Held Assets to be Liquidated                                            n.a.                0.0
Interests in PGE to be Liquidated                                                n.a.                  -
Directly Held Assets Transferred to CrossCountry                                 n.a.                  -
Directly Held Assets Transferred to Prisma                                       n.a.                  -
Directly Held Trading Book Assets                                                n.a.                  -
                                                                                                 -------
  Total Directly Held Assets                                                                         0.3

Intercompany Post Petition Receivables from Debtors                                 -                  -

Intercompany Pre Petition Receivables from Debtors
EREC Subsidiary I, LLC (f/k/a Enron Wind Systems, Inc.)                           0.3                0.2
                                                                                    -                  -
                                                                                    -                  -
                                                                                    -                  -
Other                                                                               -                  -
                                                                               ------            -------
  Total                                                                           0.3                0.2

Intercompany Receivables from Non-Debtors
                                                                                    -                  -
                                                                                    -                  -
                                                                                    -                  -
                                                                                    -                  -
Other                                                                               -                  -
                                                                               ------            -------
  Total                                                                             -                  -

Equity / Preferred Equity Interests in Affiliates
Zond Victory Garden Phase IV Maintenance Corporation                             n.a.                  -
                                                                                 n.a.                  -
                                                                                 n.a.                  -
                                                                                 n.a.                  -
Other                                                                            n.a.                  -
                                                                                                 -------
  Total                                                                                                -

                                                                                                 -------
 Total Allocated - Stand-Alone                                                                       0.5
                                                                                                 =======

                                                                            CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                                            ----------------------------------
                                                                                FACE         STAND-ALONE VALUE
                                                                            ------------     -----------------
Administrative Claims (Post Petition)                                             1.2                0.4
Secured Claims                                                                      -                  -
Priority Claims                                                                     -                  -
Intercompany Payables Post Petition                                               0.1                0.0
                                                                               ------            -------
  Total Administrative, Secured & Priority                                        1.3                0.5

Pre Petition General Unsecured Claims
Debt                                                                                -                  -
SPE Obligations                                                                     -                  -
Guarantee Obligations                                                               -                  -
Trade & A/P Liabilities                                                             -                  -
Other Liabilities                                                                31.3                  -

Intercompany Payables Pre Petition
Cabazon Power Partners LLC                                                        2.0                  -
Green Power Partners I LLC                                                        1.0                  -
Victory Garden Power Partners I L.L.C.                                            0.5                  -
EREC Subsidiary V, LLC (f/k/a Enron Wind Corp.)                                   0.4                  -
Other Debtors                                                                       -                  -
                                                                                    -                  -
                                                                                    -                  -
                                                                                    -                  -
                                                                                    -                  -
Other Non-Debtors                                                                   -                  -
                                                                               ------            -------
  Total Intercompany Payables                                                     3.9                  -

                                                                               ------            -------
Total General Unsecured                                                          35.2                  -

Subordinated Claims                                                                 -                  -
                                                                               ------            -------
    Total                                                                        36.5                0.5

 Equity                                                                          n.a.                  -

                                                                               ------            -------
    Total Allocated - Stand-Alone                                                36.5                0.5
                                                                               ======            =======

------------------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

    APPENDIX C-I

EREC SUBSIDIARY V, LLC (F/K/A ENRON WIND CORP.)
($'s in millions)

        UNSECURED RECOVERY %
        --------------------
PLAN GENERAL UNSECURED                                31.5%
PLAN GUARANTEE                                        28.6%
Stand-Alone General Unsecured                         36.8%
Modified Consolidated General Unsecured               19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                                DEBTOR'S STAND ALONE ASSETS
                                                                            ----------------------------------
                                                                                FACE         STAND-ALONE VALUE
                                                                            ------------     -----------------
Cash                                                                             n.a.                4.1
Directly Held Assets to be Liquidated                                            n.a.                8.1
Interests in PGE to be Liquidated                                                n.a.                  -
Directly Held Assets Transferred to CrossCountry                                 n.a.                  -
Directly Held Assets Transferred to Prisma                                       n.a.                  -
Directly Held Trading Book Assets                                                n.a.                  -
                                                                                                 -------
  Total Directly Held Assets                                                                        12.2

Intercompany Post Petition Receivables from Debtors                               8.9                8.9

Intercompany Pre Petition Receivables from Debtors
EREC Subsidiary III, LLC (f/k/a Enron Wind Energy Systems Corp.)                252.8              147.8
EREC Subsidiary I, LLC (f/k/a Enron Wind Systems, Inc.)                         215.1              136.2
Enron Renewable Energy Corp.                                                     77.7                4.2
ZWHC LLC                                                                          1.2                1.2
Other                                                                             1.0                0.3
                                                                               ------            -------
  Total                                                                         547.8              289.7

Intercompany Receivables from Non-Debtors
Zond Mesa-VGIV Corporation                                                       23.0                0.9
Zond Construction Corporation                                                     0.8                0.8
Zond Construction Corporation II                                                  0.3                0.3
Enron Wind Development Holdings B.V.                                              0.2                0.2
Other                                                                            45.2                0.1
                                                                               ------            -------
  Total                                                                          69.4                2.2

Equity / Preferred Equity Interests in Affiliates
Enron Wind International Holding Corp.                                           n.a.                0.5
IWECO S.A. (Interwind Aeolian Energy Corporation S.A.)                           n.a.                  -
X2Y2 Corporation                                                                 n.a.                  -
Iweco Chonos Crete S.A.                                                          n.a.                  -
Other                                                                            n.a.                  -
                                                                                                 -------
  Total                                                                                              0.5

                                                                                                 -------
 Total Allocated - Stand-Alone                                                                     313.5
                                                                                                 =======

                                                                            CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                                            ----------------------------------
                                                                                FACE         STAND-ALONE VALUE
                                                                            ------------     -----------------
Administrative Claims (Post Petition)                                            56.6               56.6
Secured Claims                                                                    0.1                0.1
Priority Claims                                                                   0.3                0.3
Intercompany Payables Post Petition                                               9.5                9.5
                                                                               ------            -------
  Total Administrative, Secured & Priority                                       66.6               66.6

Pre Petition General Unsecured Claims
Debt                                                                                -                  -
SPE Obligations                                                                     -                  -
Guarantee Obligations                                                           130.0               47.9
Trade & A/P Liabilities                                                             -                  -
Other Liabilities                                                                23.5                8.7

Intercompany Payables Pre Petition
Enron Corp.                                                                     244.5               90.1
EREC Subsidiary II, LLC (f/k/a Enron Wind Constructors Corp.)                   171.3               63.1
Enron Wind Development Corp.                                                     88.3               32.5
Enron Wind Lake Benton LLC                                                        1.8                0.6
Other Debtors                                                                     2.5                0.9
Enron Wind International Holding Corp.                                            8.1                3.0
Enron Wind Cabazon Funding LLC                                                    0.2                0.1
Zond Iowa Development Corporation                                                 0.0                0.0
Enron Wind Cabazon LLC                                                            0.0                0.0
Other Non-Debtors                                                                 0.0                0.0
                                                                               ------            -------
  Total Intercompany Payables                                                   516.7              190.3

                                                                               ------            -------
Total General Unsecured                                                         670.2              246.9

Subordinated Claims                                                                 -                  -
                                                                               ------            -------
  Total                                                                         736.8              313.5

Equity                                                                           n.a.                  -

                                                                               ------            -------
  Total Allocated - Stand-Alone                                                 736.8              313.5
                                                                               ======            =======

------------------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

    APPENDIX C-I

ET POWER 3 LLC
($'s in millions)

        UNSECURED RECOVERY %
        --------------------
PLAN GENERAL UNSECURED                                 75.7%
PLAN GUARANTEE                                          0.0%
Stand-Alone General Unsecured                         100.0%
Modified Consolidated General Unsecured                19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                                DEBTOR'S STAND ALONE ASSETS
                                                                            ----------------------------------
                                                                                FACE         STAND-ALONE VALUE
                                                                            ------------     -----------------
Cash                                                                             n.a.                  -
Directly Held Assets to be Liquidated                                            n.a.                  -
Interests in PGE to be Liquidated                                                n.a.                  -
Directly Held Assets Transferred to CrossCountry                                 n.a.                  -
Directly Held Assets Transferred to Prisma                                       n.a.                  -
Directly Held Trading Book Assets                                                n.a.                  -
                                                                                                 -------
  Total Directly Held Assets                                                                           -

Intercompany Post Petition Receivables from Debtors                                 -                  -

Intercompany Pre Petition Receivables from Debtors
                                                                                    -                  -
                                                                                    -                  -
                                                                                    -                  -
                                                                                    -                  -
Other                                                                               -                  -
                                                                               ------            -------
  Total                                                                             -                  -

Intercompany Receivables from Non-Debtors
                                                                                    -                  -
                                                                                    -                  -
                                                                                    -                  -
                                                                                    -                  -
Other                                                                               -                  -
                                                                               ------            -------
  Total                                                                             -                  -

Equity / Preferred Equity Interests in Affiliates
Mesquite Holdings B.V.                                                           n.a.               81.4
                                                                                 n.a.                  -
                                                                                 n.a.                  -
                                                                                 n.a.                  -
Other                                                                            n.a.                  -
                                                                                                 -------
  Total                                                                                             81.4

                                                                                                 -------
 Total Allocated - Stand-Alone                                                                      81.4
                                                                                                 =======

                                                                            CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                                            ----------------------------------
                                                                                FACE         STAND-ALONE VALUE
                                                                            ------------     -----------------
Administrative Claims (Post Petition)                                             0.2                0.2
Secured Claims                                                                      -                  -
Priority Claims                                                                     -                  -
Intercompany Payables Post Petition                                                 -                  -
                                                                               ------            -------
  Total Administrative, Secured & Priority                                        0.2                0.2

Pre Petition General Unsecured Claims
Debt                                                                                -                  -
SPE Obligations                                                                     -                  -
Guarantee Obligations                                                               -                  -
Trade & A/P Liabilities                                                             -                  -
Other Liabilities                                                                   -                  -

Intercompany Payables Pre Petition
                                                                                    -                  -
                                                                                    -                  -
                                                                                    -                  -
                                                                                    -                  -
Other Debtors                                                                       -                  -
                                                                                    -                  -
                                                                                    -                  -
                                                                                    -                  -
                                                                                    -                  -
Other Non-Debtors                                                                   -                  -
                                                                               ------            -------
  Total Intercompany Payables                                                       -                  -

                                                                               ------            -------
Total General Unsecured                                                             -                  -

Subordinated Claims                                                                 -                  -
                                                                               ------            -------
  Total                                                                           0.2                0.2

 Equity                                                                          n.a.               81.2

                                                                               ------            -------
  Total Allocated - Stand-Alone                                                   0.2               81.4
                                                                               ======            =======

------------------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

   APPENDIX C-I

GARDEN STATE PAPER COMPANY, LLC
($'s in millions)

   UNSECURED RECOVERY %
   --------------------
PLAN GENERAL UNSECURED                                         5.7%
PLAN GUARANTEE                                                 0.0%
Stand-Alone General Unsecured                                  0.0%
Modified Consolidated General Unsecured                       19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                      DEBTOR'S STAND ALONE ASSETS
                                                                  -----------------------------------
                                                                  FACE              STAND-ALONE VALUE
                                                                  -----             -----------------
Cash                                                               n.a.                           8.0
Directly Held Assets to be Liquidated                              n.a.                           0.2
Interests in PGE to be Liquidated                                  n.a.                             -
Directly Held Assets Transferred to CrossCountry                   n.a.                             -
Directly Held Assets Transferred to Prisma                         n.a.                             -
Directly Held Trading Book Assets                                  n.a.                           0.2
                                                                                    -----------------
  Total Directly Held Assets                                                                      8.5

Intercompany Post Petition Receivables from Debtors                 2.0                           2.0

Intercompany Pre Petition Receivables from Debtors
                                                                      -                             -
                                                                      -                             -
                                                                      -                             -
                                                                      -                             -
Other                                                                 -                             -
                                                                  -----             -----------------
  Total                                                               -                             -

Intercompany Receivables from Non-Debtors
Compagnie Papiers Stadacona                                         0.5                           0.5
                                                                      -                             -
                                                                      -                             -
                                                                      -                             -
Other                                                                 -                             -
                                                                  -----             -----------------
  Total                                                             0.5                           0.5

Equity / Preferred Equity Interests in Affiliates
                                                                   n.a.                             -
                                                                   n.a.                             -
                                                                   n.a.                             -
                                                                   n.a.                             -
Other                                                              n.a.                             -
                                                                                    -----------------
  Total                                                                                             -

                                                                                    -----------------
 Total Allocated - Stand-Alone                                                                   11.0
                                                                                    =================

                                                                  CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                                  -----------------------------------
                                                                  FACE              STAND-ALONE VALUE
                                                                  -----             -----------------
Administrative Claims (Post Petition)                               7.4                           4.0
Secured Claims                                                      1.8                           1.8
Priority Claims                                                     0.8                             -
Intercompany Payables Post Petition                                 9.6                           5.2
                                                                  -----             -----------------
    Total Administrative, Secured & Priority                       19.7                          11.0
Pre Petition General Unsecured Claims
Debt                                                                  -                             -
SPE Obligations                                                       -                             -
Guarantee Obligations                                                 -                             -
Trade & A/P Liabilities                                            23.9                             -
Other Liabilities                                                   4.6                             -

Intercompany Payables Pre Petition
Risk Management & Trading Corp.                                     8.2                             -
Enron North America Corp.                                           6.0                             -
Enron Corp.                                                         4.5                             -
Enron Corp.                                                         4.4                             -
Other Debtors                                                       0.0                             -
                                                                      -                             -
                                                                      -                             -
                                                                      -                             -
                                                                      -                             -
Other Non-Debtors                                                     -                             -
                                                                  -----             -----------------
   Total Intercompany Payables                                     23.1                             -

                                                                  -----             -----------------
Total General Unsecured                                            51.7                             -

Subordinated Claims                                                   -                             -
                                                                  -----             -----------------
   Total                                                           71.4                          11.0

 Equity                                                            n.a.                             -

                                                                  -----             -----------------
   Total Allocated - Stand-Alone                                   71.4                          11.0
                                                                  =====             =================

-------------------------------------------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

   APPENDIX C-I

GREEN POWER PARTNERS I LLC
($'s in millions)

   UNSECURED RECOVERY %
   --------------------
PLAN GENERAL UNSECURED                                        75.7%
PLAN GUARANTEE                                                 0.0%
Stand-Alone General Unsecured                                100.0%
Modified Consolidated General Unsecured                       19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                      DEBTOR'S STAND ALONE ASSETS
                                                                  -----------------------------------
                                                                  FACE              STAND-ALONE VALUE
                                                                  -----             -----------------
Cash                                                               n.a.                           1.1
Directly Held Assets to be Liquidated                              n.a.                          11.8
Interests in PGE to be Liquidated                                  n.a.                             -
Directly Held Assets Transferred to CrossCountry                   n.a.                             -
Directly Held Assets Transferred to Prisma                         n.a.                             -
Directly Held Trading Book Assets                                  n.a.                             -
                                                                                    -----------------
  Total Directly Held Assets                                                                     12.9

Intercompany Post Petition Receivables from Debtors                 7.0                           7.0

Intercompany Pre Petition Receivables from Debtors
Enron Energy Services, Inc.                                         0.1                           0.0
EREC Subsidiary IV, LLC (f/k/a Enron Wind Maintenance Corp.)        1.0                             -
                                                                      -                             -
                                                                      -                             -
Other                                                                 -                             -
                                                                  -----             -----------------
  Total                                                             1.1                           0.0

Intercompany Receivables from Non-Debtors
Zond Panaero Windsystem Partners I                                  0.0                             -
                                                                      -                             -
                                                                      -                             -
                                                                      -                             -
Other                                                                 -                             -
                                                                  -----             -----------------
  Total                                                             0.0                             -

Equity / Preferred Equity Interests in Affiliates
                                                                   n.a.                             -
                                                                   n.a.                             -
                                                                   n.a.                             -
                                                                   n.a.                             -
Other                                                              n.a.                             -
                                                                                    -----------------
  Total                                                                                             -

                                                                                    -----------------
 Total Allocated - Stand-Alone                                                                   19.9
                                                                                    =================

                                                                  CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                                  -----------------------------------
                                                                  FACE              STAND-ALONE VALUE
                                                                  -----             -----------------
Administrative Claims (Post Petition)                               0.5                           0.5
Secured Claims                                                        -                             -
Priority Claims                                                       -                             -
Intercompany Payables Post Petition                                 0.7                           0.7
                                                                  -----             -----------------
    Total Administrative, Secured & Priority                        1.3                           1.3

Pre Petition General Unsecured Claims
Debt                                                                  -                             -
SPE Obligations                                                       -                             -
Guarantee Obligations                                                 -                             -
Trade & A/P Liabilities                                             0.0                           0.0
Other Liabilities                                                   0.2                           0.2

Intercompany Payables Pre Petition
EREC Subsidiary II, LLC (f/k/a Enron Wind Constructors Corp.)      14.1                          14.1
EREC Subsidiary I, LLC (f/k/a Enron Wind Systems, Inc.)             0.3                           0.3
ZWHC LLC                                                            0.1                           0.1
                                                                      -                             -

Other Debtors                                                         -                             -
Zond Windsystem Partners, Ltd. Series 85-C                            -                             -
                                                                      -                             -
                                                                      -                             -
                                                                      -                             -
Other Non-Debtors                                                     -                             -
                                                                  -----             -----------------
   Total Intercompany Payables                                     14.5                          14.5

                                                                  -----             -----------------
Total General Unsecured                                            14.7                          14.7

Subordinated Claims                                                   -                             -
                                                                  -----             -----------------
   Total                                                           16.0                          16.0

 Equity                                                            n.a.                           4.0

                                                                  -----             -----------------
   Total Allocated - Stand-Alone                                   16.0                          19.9
                                                                  =====             =================

-------------------------------------------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

   APPENDIX C-I

INTRATEX GAS COMPANY
($'s in millions)

   UNSECURED RECOVERY %
   --------------------
PLAN GENERAL UNSECURED                                              5.7%
PLAN GUARANTEE                                                      0.0%
Stand-Alone General Unsecured                                       0.0%
Modified Consolidated General Unsecured                            19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                      DEBTOR'S STAND ALONE ASSETS
                                                                  -----------------------------------
                                                                  FACE              STAND-ALONE VALUE
                                                                  -----             -----------------
Cash                                                               n.a.                             -
Directly Held Assets to be Liquidated                              n.a.                             -
Interests in PGE to be Liquidated                                  n.a.                             -
Directly Held Assets Transferred to CrossCountry                   n.a.                             -
Directly Held Assets Transferred to Prisma                         n.a.                             -
Directly Held Trading Book Assets                                  n.a.                             -
                                                                                    -----------------
  Total Directly Held Assets                                                                        -

Intercompany Post Petition Receivables from Debtors                   -                             -

Intercompany Pre Petition Receivables from Debtors
                                                                      -                             -
                                                                      -                             -
                                                                      -                             -
                                                                      -                             -
Other                                                                 -                             -
                                                                  -----             -----------------
  Total                                                               -                             -

Intercompany Receivables from Non-Debtors
                                                                      -                             -
                                                                      -                             -
                                                                      -                             -
                                                                      -                             -
Other                                                                 -                             -
                                                                  -----             -----------------
  Total                                                               -                             -

Equity / Preferred Equity Interests in Affiliates

                                                                   n.a.                             -
                                                                   n.a.                             -
                                                                   n.a.                             -
                                                                   n.a.                             -
Other                                                              n.a.                             -
                                                                                    -----------------
  Total                                                                                             -

                                                                                    -----------------
 Total Allocated - Stand-Alone                                                                      -
                                                                                    =================

                                                                  CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                                  -----------------------------------
                                                                  FACE              STAND-ALONE VALUE
                                                                  -----             -----------------
Administrative Claims (Post Petition)                               4.6                             -
Secured Claims                                                        -                             -
Priority Claims                                                       -                             -
Intercompany Payables Post Petition                                 0.0                             -
                                                                  -----             -----------------
    Total Administrative, Secured & Priority                        4.6                             -

Pre Petition General Unsecured Claims
Debt                                                                  -                             -
SPE Obligations                                                       -                             -
Guarantee Obligations                                                 -                             -
Trade & A/P Liabilities                                             6.5                             -
Other Liabilities                                                 417.2                             -

Intercompany Payables Pre Petition
Enron Corp.                                                        35.7                             -
Enron Net Works LLC                                                 0.0                             -
                                                                      -                             -
                                                                      -                             -
Other Debtors                                                         -                             -
                                                                      -                             -
                                                                      -                             -
                                                                      -                             -
                                                                      -                             -
Other Non-Debtors                                                     -                             -
                                                                  -----             -----------------
   Total Intercompany Payables                                     35.7                             -

                                                                  -----             -----------------
Total General Unsecured                                           459.4                             -

Subordinated Claims                                                   -                             -
                                                                  -----             -----------------
   Total                                                          464.0                             -

 Equity                                                           n.a.                              -

                                                                  -----             -----------------
   Total Allocated - Stand-Alone                                  464.0                             -
                                                                  =====             =================

-------------------------------------------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

   APPENDIX C-I

JOVINOLE ASSOCIATES
($'s in millions)

    UNSECURED RECOVERY %
    --------------------
PLAN GENERAL UNSECURED                                         5.7%
PLAN GUARANTEE                                                 0.0%
Stand-Alone General Unsecured                                  0.0%
Modified Consolidated General Unsecured                       19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                      DEBTOR'S STAND ALONE ASSETS
                                                                  -----------------------------------
                                                                  FACE              STAND-ALONE VALUE
                                                                  -----             -----------------
Cash                                                               n.a.                             -
Directly Held Assets to be Liquidated                              n.a.                             -
Interests in PGE to be Liquidated                                  n.a.                             -
Directly Held Assets Transferred to CrossCountry                   n.a.                             -
Directly Held Assets Transferred to Prisma                         n.a.                             -
Directly Held Trading Book Assets                                  n.a.                             -
                                                                                    -----------------
  Total Directly Held Assets                                                                        -

Intercompany Post Petition Receivables from Debtors                   -                             -

Intercompany Pre Petition Receivables from Debtors

                                                                      -                             -
                                                                      -                             -
                                                                      -                             -
                                                                      -                             -
Other                                                                 -                             -
                                                                  -----             -----------------
  Total                                                               -                             -

Intercompany Receivables from Non-Debtors
EFS Corporate Services, Inc.                                        0.4                           0.1
                                                                      -                             -
                                                                      -                             -
                                                                      -                             -
Other                                                                 -                             -
                                                                  -----             -----------------
  Total                                                             0.4                           0.1

Equity / Preferred Equity Interests in Affiliates

                                                                   n.a.                             -
                                                                   n.a.                             -
                                                                   n.a.                             -
                                                                   n.a.                             -
Other                                                              n.a.                             -
                                                                                    -----------------
  Total                                                                                             -

                                                                                    -----------------
 Total Allocated - Stand-Alone                                                                    0.1
                                                                                    =================

                                                                  CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                                  -----------------------------------
                                                                  FACE              STAND-ALONE VALUE
                                                                  -----             -----------------
Administrative Claims (Post Petition)                               0.2                           0.1
Secured Claims                                                        -                             -
Priority Claims                                                       -                             -
Intercompany Payables Post Petition                                   -                             -
                                                                  -----             -----------------
    Total Administrative, Secured & Priority                        0.2                           0.1

Pre Petition General Unsecured Claims
Debt                                                                  -                             -
SPE Obligations                                                       -                             -
Guarantee Obligations                                                 -                             -
Trade & A/P Liabilities                                               -                             -
Other Liabilities                                                     -                             -

Intercompany Payables Pre Petition

                                                                      -                             -
                                                                      -                             -
                                                                      -                             -
                                                                      -                             -
Other Debtors                                                         -                             -
                                                                      -                             -
                                                                      -                             -
                                                                      -                             -
                                                                      -                             -
Other Non-Debtors                                                     -                             -
                                                                  -----             -----------------
   Total Intercompany Payables                                        -                             -

                                                                  -----             -----------------
Total General Unsecured                                               -                             -

Subordinated Claims                                                   -                             -
                                                                  -----             -----------------
   Total                                                            0.2                           0.1

 Equity                                                            n.a.                             -

                                                                  -----             -----------------
   Total Allocated - Stand-Alone                                    0.2                           0.1
                                                                  =====             =================

-------------------------------------------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

   APPENDIX C-I

KUCC CLEBURNE, LLC
($'s in millions)

   UNSECURED RECOVERY %
   --------------------
PLAN GENERAL UNSECURED                                         5.7%
PLAN GUARANTEE                                                 0.0%
Stand-Alone General Unsecured                                  0.0%
Modified Consolidated General Unsecured                       19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                      DEBTOR'S STAND ALONE ASSETS
                                                                  -----------------------------------
                                                                  FACE              STAND-ALONE VALUE
                                                                  -----             -----------------
Cash                                                               n.a.                             -
Directly Held Assets to be Liquidated                              n.a.                             -
Interests in PGE to be Liquidated                                  n.a.                             -
Directly Held Assets Transferred to CrossCountry                   n.a.                             -
Directly Held Assets Transferred to Prisma                         n.a.                             -
Directly Held Trading Book Assets                                  n.a.                             -
                                                                                    -----------------
  Total Directly Held Assets                                                                        -

Intercompany Post Petition Receivables from Debtors                   -                             -

Intercompany Pre Petition Receivables from Debtors

                                                                      -                             -
                                                                      -                             -
                                                                      -                             -
                                                                      -                             -
Other                                                                 -                             -
                                                                  -----             -----------------
  Total                                                               -                             -

Intercompany Receivables from Non-Debtors

                                                                      -                             -
                                                                      -                             -
                                                                      -                             -
                                                                      -                             -
Other                                                                 -                             -
                                                                  -----             -----------------
  Total                                                               -                             -

Equity / Preferred Equity Interests in Affiliates
Ponderosa Pine Energy Partners, Ltd.                               n.a.                             -
                                                                   n.a.                             -
                                                                   n.a.                             -
                                                                   n.a.                             -
Other                                                              n.a.                             -
                                                                                    -----------------
  Total                                                                                             -

                                                                                    -----------------
 Total Allocated - Stand-Alone                                                                      -
                                                                                    =================

                                                                  CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                                  -----------------------------------
                                                                  FACE              STAND-ALONE VALUE
                                                                  -----             -----------------
Administrative Claims (Post Petition)                               0.2                             -
Secured Claims                                                        -                             -
Priority Claims                                                       -                             -
Intercompany Payables Post Petition                                   -                             -
                                                                  -----             -----------------
    Total Administrative, Secured & Priority                        0.2                             -

Pre Petition General Unsecured Claims
Debt                                                                  -                             -
SPE Obligations                                                       -                             -
Guarantee Obligations                                                 -                             -
Trade & A/P Liabilities                                               -                             -
Other Liabilities                                                     -                             -

Intercompany Payables Pre Petition

                                                                      -                             -
                                                                      -                             -
                                                                      -                             -
                                                                      -                             -
Other Debtors                                                         -                             -
                                                                      -                             -
                                                                      -                             -
                                                                      -                             -
                                                                      -                             -
Other Non-Debtors                                                     -                             -
                                                                  -----             -----------------
   Total Intercompany Payables                                        -                             -

                                                                  -----             -----------------

Total General Unsecured                                               -                             -
Subordinated Claims                                                   -                             -
                                                                  -----             -----------------
   Total                                                            0.2                             -

 Equity                                                            n.a.                             -

                                                                  -----             -----------------
   Total Allocated - Stand-Alone                                    0.2                             -
                                                                  =====             =================

-------------------------------------------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

   APPENDIX C-I

LGMI, INC.
($'s in millions)

   UNSECURED RECOVERY %
   --------------------
PLAN GENERAL UNSECURED                                        13.5%
PLAN GUARANTEE                                                 0.0%
Stand-Alone General Unsecured                                 11.2%
Modified Consolidated General Unsecured                       19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                      DEBTOR'S STAND ALONE ASSETS
                                                                  -----------------------------------
                                                                  FACE              STAND-ALONE VALUE
                                                                  -----             -----------------
Cash                                                               n.a.                             -
Directly Held Assets to be Liquidated                              n.a.                             -
Interests in PGE to be Liquidated                                  n.a.                             -
Directly Held Assets Transferred to CrossCountry                   n.a.                             -
Directly Held Assets Transferred to Prisma                         n.a.                             -
Directly Held Trading Book Assets                                  n.a.                             -
                                                                                    -----------------
  Total Directly Held Assets                                                                        -

Intercompany Post Petition Receivables from Debtors                   -                             -

Intercompany Pre Petition Receivables from Debtors
Enron Corp.                                                        18.1                           3.0
Louisiana Gas Marketing Company                                    28.9                           1.3
Enron North America Corp.                                           0.1                           0.0
                                                                      -                             -
Other                                                                 -                             -
                                                                  -----             -----------------
  Total                                                            47.1                           4.3

Intercompany Receivables from Non-Debtors

                                                                      -                             -
                                                                      -                             -
                                                                      -                             -
                                                                      -                             -
Other                                                                 -                             -
                                                                  -----             -----------------
  Total                                                               -                             -

Equity / Preferred Equity Interests in Affiliates
Bridgeline Holdings, L.P.                                          n.a.                           3.1
                                                                   n.a.                             -
                                                                   n.a.                             -
                                                                   n.a.                             -
Other                                                              n.a.                             -
                                                                                    -----------------
  Total                                                                                           3.1

                                                                                    -----------------
 Total Allocated - Stand-Alone                                                                    7.4
                                                                                    =================

                                                                  CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                                  -----------------------------------
                                                                  FACE              STAND-ALONE VALUE
                                                                  -----             -----------------
Administrative Claims (Post Petition)                               0.4                           0.4
Secured Claims                                                        -                             -
Priority Claims                                                       -                             -
Intercompany Payables Post Petition                                 0.1                           0.1
                                                                  -----             -----------------
    Total Administrative, Secured & Priority                        0.5                           0.5

Pre Petition General Unsecured Claims
Debt                                                                  -                             -
SPE Obligations                                                       -                             -
Guarantee Obligations                                                 -                             -
Trade & A/P Liabilities                                               -                             -
Other Liabilities                                                     -                             -

Intercompany Payables Pre Petition
LRCI, Inc.                                                         61.2                           6.8
Louisiana Resources Company                                         0.8                           0.1
                                                                      -                             -
                                                                      -                             -
Other Debtors                                                         -                             -
Enron Administrative Services Corp.                                 0.1                           0.0
                                                                      -                             -
                                                                      -                             -
                                                                      -                             -
Other Non-Debtors                                                     -                             -
                                                                  -----             -----------------
   Total Intercompany Payables                                     62.1                           6.9

                                                                  -----             -----------------
Total General Unsecured                                            62.1                           6.9

Subordinated Claims                                                   -                             -
                                                                  -----             -----------------
   Total                                                           62.6                           7.4

 Equity                                                            n.a.                             -

                                                                  -----             -----------------
   Total Allocated - Stand-Alone                                   62.6                           7.4
                                                                  =====             =================

-------------------------------------------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

   APPENDIX C-I

LINGTEC CONSTRUCTORS L.P.
($'s in millions)

   UNSECURED RECOVERY %
   --------------------
PLAN GENERAL UNSECURED                                        11.0%
PLAN GUARANTEE                                                 0.0%
Stand-Alone General Unsecured                                  7.6%
Modified Consolidated General Unsecured                       19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                      DEBTOR'S STAND ALONE ASSETS
                                                                  -----------------------------------
                                                                  FACE              STAND-ALONE VALUE
                                                                  -----             -----------------
Cash                                                               n.a.                             -
Directly Held Assets to be Liquidated                              n.a.                             -
Interests in PGE to be Liquidated                                  n.a.                             -
Directly Held Assets Transferred to CrossCountry                   n.a.                             -
Directly Held Assets Transferred to Prisma                         n.a.                             -
Directly Held Trading Book Assets                                  n.a.                             -
                                                                                    -----------------
  Total Directly Held Assets                                                                        -

Intercompany Post Petition Receivables from Debtors                   -                             -

Intercompany Pre Petition Receivables from Debtors
Enron Corp.                                                        31.7                           5.3
Enron Equipment Procurement Company                                27.1                           5.2
                                                                      -                             -
                                                                      -                             -
Other                                                                 -                             -
                                                                  -----             -----------------
  Total                                                            58.8                          10.5

Intercompany Receivables from Non-Debtors

                                                                      -                             -
                                                                      -                             -
                                                                      -                             -
                                                                      -                             -
Other                                                                 -                             -
                                                                  -----             -----------------
  Total                                                               -                             -

Equity / Preferred Equity Interests in Affiliates

                                                                   n.a.                             -
                                                                   n.a.                             -
                                                                   n.a.                             -
                                                                   n.a.                             -
Other                                                              n.a.                             -
                                                                                    -----------------
  Total                                                                                             -

                                                                                    -----------------
 Total Allocated - Stand-Alone                                                                   10.5
                                                                                    =================

                                                                  CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                                  -----------------------------------
                                                                  FACE              STAND-ALONE VALUE
                                                                  -----             -----------------
Administrative Claims (Post Petition)                               0.7                           0.7
Secured Claims                                                        -                             -
Priority Claims                                                       -                             -
Intercompany Payables Post Petition                                 0.2                           0.2
                                                                  -----             -----------------
  Total Administrative, Secured & Priority                          0.9                           0.9

Pre Petition General Unsecured Claims
Debt                                                                  -                             -
SPE Obligations                                                       -                             -
Guarantee Obligations                                                 -                             -
Trade & A/P Liabilities                                            18.2                           1.4
Other Liabilities                                                  13.4                           1.0

Intercompany Payables Pre Petition
Enron Engineering & Construction Company                           91.0                           6.9
Enron Power Corp.                                                   0.2                           0.0
National Energy Production Corporation                              0.1                           0.0
Enron Expat Services Inc.                                           0.0                           0.0
Other Debtors                                                         -                             -
Enron Power Services B.V.                                           3.6                           0.3
Enron Mauritius Services Company Ltd                                0.0                           0.0
Offshore Power Operations C.V.                                      0.0                           0.0
                                                                      -                             -
Other Non-Debtors                                                     -                             -
                                                                  -----             -----------------
   Total Intercompany Payables                                     94.9                           7.2

                                                                  -----             -----------------
Total General Unsecured                                           126.6                           9.6

Subordinated Claims                                                   -                             -
                                                                  -----             -----------------
   Total                                                          127.4                          10.5

 Equity                                                            n.a.                             -

                                                                  -----             -----------------
   Total Allocated - Stand-Alone                                  127.4                          10.5
                                                                  =====             =================

-------------------------------------------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

   APPENDIX C-I

LOA, INC.
($'s in millions)

   UNSECURED RECOVERY %
   --------------------
PLAN GENERAL UNSECURED                                        40.3%
PLAN GUARANTEE                                                 0.0%
Stand-Alone General Unsecured                                 49.3%
Modified Consolidated General Unsecured                       19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                      DEBTOR'S STAND ALONE ASSETS
                                                                  -----------------------------------
                                                                  FACE              STAND-ALONE VALUE
                                                                  -----             -----------------
Cash                                                               n.a.                           0.1
Directly Held Assets to be Liquidated                              n.a.                           0.4
Interests in PGE to be Liquidated                                  n.a.                             -
Directly Held Assets Transferred to CrossCountry                   n.a.                             -
Directly Held Assets Transferred to Prisma                         n.a.                             -
Directly Held Trading Book Assets                                  n.a.                             -
                                                                                    -----------------
  Total Directly Held Assets                                                                      0.5

Intercompany Post Petition Receivables from Debtors                   -                             -

Intercompany Pre Petition Receivables from Debtors
Enron Corp.                                                        34.3                           5.7
Enron Reserve Acquisition Corp.                                     0.1                           0.0
                                                                      -                             -
                                                                      -                             -
Other                                                                 -                             -
                                                                  -----             -----------------
  Total                                                            34.4                           5.7

Intercompany Receivables from Non-Debtors
Enron Administrative Services Corp.                                 0.0                           0.0
Little Piper, LLC                                                   0.0                           0.0
EnSerCo, L.L.C.                                                     0.0                           0.0
                                                                      -                             -
Other                                                                 -                             -
                                                                  -----             -----------------
  Total                                                             0.0                           0.0

Equity / Preferred Equity Interests in Affiliates
Riverside Farms Company                                            n.a.                           0.4
Transgulf Pipeline Company                                         n.a.                             -
San Marco Pipeline Company                                         n.a.                             -
Enron ACS, Inc.                                                    n.a.                             -
Other                                                              n.a.                             -
                                                                                    -----------------
  Total                                                                                           0.4

                                                                                    -----------------
 Total Allocated - Stand-Alone                                                                    6.7
                                                                                    =================

                                                                  CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                                  -----------------------------------
                                                                  FACE              STAND-ALONE VALUE
                                                                  -----             -----------------
Administrative Claims (Post Petition)                               0.3                           0.3
Secured Claims                                                        -                             -
Priority Claims                                                       -                             -
Intercompany Payables Post Petition                                 0.0                           0.0
                                                                  -----             -----------------
  Total Administrative, Secured & Priority                          0.3                           0.3

Pre Petition General Unsecured Claims
Debt                                                                  -                             -
SPE Obligations                                                       -                             -
Guarantee Obligations                                                 -                             -
Trade & A/P Liabilities                                               -                             -
Other Liabilities                                                     -                             -

Intercompany Payables Pre Petition
Enron North America Corp.                                          12.7                           6.3
Enron Operations Services Corp. (ETS)                               0.2                           0.1
Enron ACS, Inc.                                                     0.0                           0.0
                                                                      -                             -
Other Debtors                                                         -                             -
Houston Pipe Line Operations                                        0.0                           0.0
                                                                      -                             -
                                                                      -                             -
                                                                      -                             -
Other Non-Debtors                                                     -                             -
                                                                  -----             -----------------
   Total Intercompany Payables                                     12.9                           6.4

                                                                  -----             -----------------
Total General Unsecured                                            12.9                           6.4

Subordinated Claims                                                   -                             -
                                                                  -----             -----------------
   Total                                                           13.2                           6.7

 Equity                                                            n.a.                             -

                                                                  -----             -----------------
   Total Allocated - Stand-Alone                                   13.2                           6.7
                                                                  =====             =================

-------------------------------------------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

   APPENDIX C-I

LOUISIANA GAS MARKETING COMPANY
($'s in millions)

   UNSECURED RECOVERY %
   --------------------
PLAN GENERAL UNSECURED                                         8.8%
PLAN GUARANTEE                                                 0.0%
Stand-Alone General Unsecured                                  4.4%
Modified Consolidated General Unsecured                       19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                      DEBTOR'S STAND ALONE ASSETS
                                                                  -----------------------------------
                                                                  FACE              STAND-ALONE VALUE
                                                                  -----             -----------------
Cash                                                               n.a.                             -
Directly Held Assets to be Liquidated                              n.a.                             -
Interests in PGE to be Liquidated                                  n.a.                             -
Directly Held Assets Transferred to CrossCountry                   n.a.                             -
Directly Held Assets Transferred to Prisma                         n.a.                             -
Directly Held Trading Book Assets                                  n.a.                             -
                                                                                    -----------------
  Total Directly Held Assets                                                                        -

Intercompany Post Petition Receivables from Debtors                   -                             -

Intercompany Pre Petition Receivables from Debtors
Enron North America Corp.                                          32.6                           6.7
Risk Management & Trading Corp.                                     1.8                           1.8
Louisiana Resources Company                                         4.4                           0.6
                                                                      -                             -
Other                                                                 -                             -
                                                                  -----             -----------------
  Total                                                            38.8                           9.2

Intercompany Receivables from Non-Debtors

                                                                      -                             -
                                                                      -                             -
                                                                      -                             -
                                                                      -                             -
Other                                                                 -                             -
                                                                  -----             -----------------
  Total                                                               -                             -

Equity / Preferred Equity Interests in Affiliates
Bridgeline Holdings, L.P.                                          n.a.                           0.0
                                                                   n.a.                             -
                                                                   n.a.                             -
                                                                   n.a.                             -
Other                                                              n.a.                             -
                                                                                    -----------------
  Total                                                                                           0.0

                                                                                    -----------------
 Total Allocated - Stand-Alone                                                                    9.2
                                                                                    =================

                                                                  CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                                  -----------------------------------
                                                                  FACE              STAND-ALONE VALUE
                                                                  -----             -----------------
Administrative Claims (Post Petition)                               0.5                           0.5
Secured Claims                                                        -                             -
Priority Claims                                                     0.1                           0.1
Intercompany Payables Post Petition                                 0.0                           0.0
                                                                  -----             -----------------
  Total Administrative, Secured & Priority                          0.6                           0.6

Pre Petition General Unsecured Claims
Debt                                                                  -                             -
SPE Obligations                                                       -                             -
Guarantee Obligations                                                 -                             -
Trade & A/P Liabilities                                               -                             -
Other Liabilities                                                  12.3                           0.5

Intercompany Payables Pre Petition
Enron Corp.                                                       111.8                           4.9
LGMI, Inc.                                                         28.9                           1.3
LRCI, Inc.                                                         21.2                           0.9
EGS New Ventures Corp.                                             21.0                           0.9
Other Debtors                                                       0.0                           0.0
ECT Colombia Pipeline Holdings 2 Ltd.                               0.1                           0.0
                                                                      -                             -
                                                                      -                             -
                                                                      -                             -
Other Non-Debtors                                                     -                             -
                                                                  -----             -----------------
   Total Intercompany Payables                                    183.0                           8.1

                                                                  -----             -----------------
Total General Unsecured                                           195.3                           8.6

Subordinated Claims                                                   -                             -
                                                                  -----             -----------------
   Total                                                          195.9                           9.2

 Equity                                                            n.a.                             -

                                                                  -----             -----------------
   Total Allocated - Stand-Alone                                  195.9                           9.2
                                                                  =====             =================

-------------------------------------------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

   APPENDIX C-I

LOUISIANA RESOURCES COMPANY
($'s in millions)

   UNSECURED RECOVERY %
   --------------------
PLAN GENERAL UNSECURED                                        16.1%
PLAN GUARANTEE                                                 0.0%
Stand-Alone General Unsecured                                 14.9%
Modified Consolidated General Unsecured                       19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                      DEBTOR'S STAND ALONE ASSETS
                                                                  -----------------------------------
                                                                  FACE              STAND-ALONE VALUE
                                                                  -----             -----------------
Cash                                                               n.a.                             -
Directly Held Assets to be Liquidated                              n.a.                             -
Interests in PGE to be Liquidated                                  n.a.                             -
Directly Held Assets Transferred to CrossCountry                   n.a.                             -
Directly Held Assets Transferred to Prisma                         n.a.                             -
Directly Held Trading Book Assets                                  n.a.                             -
                                                                                    -----------------
  Total Directly Held Assets                                                                        -

Intercompany Post Petition Receivables from Debtors                 0.0                           0.0

Intercompany Pre Petition Receivables from Debtors
Enron Corp.                                                        26.8                           4.4
Enron North America Corp.                                           5.9                           1.2
LGMI, Inc.                                                          0.8                           0.1
                                                                      -                             -
Other                                                                 -                             -
                                                                  -----             -----------------
  Total                                                            33.5                           5.8

Intercompany Receivables from Non-Debtors
                                                                      -                             -
                                                                      -                             -
                                                                      -                             -
                                                                      -                             -
Other                                                                 -                             -
                                                                  -----             -----------------
  Total                                                               -                             -

Equity / Preferred Equity Interests in Affiliates
Bridgeline Holdings, L.P.                                          n.a.                           0.2
                                                                   n.a.                             -
                                                                   n.a.                             -
                                                                   n.a.                             -
Other                                                              n.a.                             -
                                                                                    -----------------
  Total                                                                                           0.2

                                                                                    -----------------
 Total Allocated - Stand-Alone                                                                    6.0
                                                                                    =================

                                                                  CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                                  -----------------------------------
                                                                  FACE              STAND-ALONE VALUE
                                                                  -----             -----------------
Administrative Claims (Post Petition)                               0.9                           0.9
Secured Claims                                                        -                             -
Priority Claims                                                       -                             -
Intercompany Payables Post Petition                                 0.0                           0.0
                                                                  -----             -----------------
  Total Administrative, Secured & Priority                          0.9                           0.9

Pre Petition General Unsecured Claims
Debt                                                                  -                             -
SPE Obligations                                                       -                             -
Guarantee Obligations                                                 -                             -
Trade & A/P Liabilities                                               -                             -
Other Liabilities                                                     -                             -

Intercompany Payables Pre Petition
LRCI, Inc.                                                         29.8                           4.4
Louisiana Gas Marketing Company                                     4.4                           0.6
EGS New Ventures Corp.                                              0.0                           0.0
Enron Property & Services Corp.                                     0.0                           0.0
Other Debtors                                                       0.0                           0.0
Enron Administrative Services Corp.                                 0.0                           0.0
                                                                      -                             -
                                                                      -                             -
                                                                      -                             -
Other Non-Debtors                                                     -                             -
                                                                  -----             -----------------
   Total Intercompany Payables                                     34.3                           5.1

                                                                  -----             -----------------
Total General Unsecured                                            34.3                           5.1

Subordinated Claims                                                   -                             -
                                                                  -----             -----------------
   Total                                                           35.2                           6.0

 Equity                                                            n.a.                             -

                                                                  -----             -----------------
   Total Allocated - Stand-Alone                                   35.2                           6.0
                                                                  =====             =================

-------------------------------------------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

   APPENDIX C-I

LRCI, INC.
($'s in millions)

   UNSECURED RECOVERY %
   --------------------
PLAN GENERAL UNSECURED                                        15.3%
PLAN GUARANTEE                                                 0.0%
Stand-Alone General Unsecured                                 13.6%
Modified Consolidated General Unsecured                       19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                      DEBTOR'S STAND ALONE ASSETS
                                                                  -----------------------------------
                                                                  FACE              STAND-ALONE VALUE
                                                                  -----             -----------------
Cash                                                               n.a.                             -
Directly Held Assets to be Liquidated                              n.a.                           0.1
Interests in PGE to be Liquidated                                  n.a.                             -
Directly Held Assets Transferred to CrossCountry                   n.a.                             -
Directly Held Assets Transferred to Prisma                         n.a.                             -
Directly Held Trading Book Assets                                  n.a.                             -
                                                                                    -----------------
  Total Directly Held Assets                                                                      0.1

Intercompany Post Petition Receivables from Debtors                   -                             -

Intercompany Pre Petition Receivables from Debtors
LGMI, Inc.                                                         61.2                           6.8
Louisiana Resources Company                                        29.8                           4.4
Louisiana Gas Marketing Company                                    21.2                           0.9
EGS New Ventures Corp.                                              3.5                           0.1
Other                                                                 -                             -
                                                                  -----             -----------------
  Total                                                           115.7                          12.3

Intercompany Receivables from Non-Debtors
ECT Colombia Pipeline Holdings 2 Ltd.                               5.6                           5.6
Houston Pipe Line Operations                                        0.1                           0.1
                                                                      -                             -
                                                                      -                             -
Other                                                                 -                             -
                                                                  -----             -----------------
  Total                                                             5.7                           5.7

Equity / Preferred Equity Interests in Affiliates
Bridgeline Holdings, L.P.                                          n.a.                          22.8
                                                                   n.a.                             -
                                                                   n.a.                             -
                                                                   n.a.                             -
Other                                                              n.a.                             -
                                                                                    -----------------
  Total                                                                                          22.8

                                                                                    -----------------
 Total Allocated - Stand-Alone                                                                   40.8
                                                                                    =================

                                                                  CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                                  -----------------------------------
                                                                  FACE              STAND-ALONE VALUE
                                                                  -----             -----------------
Administrative Claims (Post Petition)                               0.8                           0.8
Secured Claims                                                        -                             -
Priority Claims                                                     0.5                           0.5
Intercompany Payables Post Petition                                 0.0                           0.0
                                                                  -----             -----------------
  Total Administrative, Secured & Priority                          1.4                           1.4

Pre Petition General Unsecured Claims
Debt                                                                  -                             -
SPE Obligations                                                       -                             -
Guarantee Obligations                                                 -                             -
Trade & A/P Liabilities                                               -                             -
Other Liabilities                                                     -                             -

Intercompany Payables Pre Petition
Enron Corp.                                                       284.6                          38.8
Enron North America Corp.                                           3.3                           0.5
Risk Management & Trading Corp.                                     1.1                           0.1
Enron Net Works LLC                                                 0.2                           0.0
Other Debtors                                                       0.1                           0.0
Enron Power Operating Company                                       0.0                           0.0
                                                                      -                             -
                                                                      -                             -
                                                                      -                             -
Other Non-Debtors                                                     -                             -
                                                                  -----             -----------------
   Total Intercompany Payables                                    289.3                          39.4

                                                                  -----             -----------------
Total General Unsecured                                           289.3                          39.4

Subordinated Claims                                                   -                             -
                                                                  -----             -----------------
   Total                                                          290.7                          40.8

 Equity                                                            n.a.                             -

                                                                  -----             -----------------
   Total Allocated - Stand-Alone                                  290.7                          40.8
                                                                  =====             =================

-------------------------------------------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

   APPENDIX C-I

MODULUS TECHNOLOGIES, INC.
($'s in millions)

        UNSECURED RECOVERY %
        --------------------
PLAN GENERAL UNSECURED                                 75.7%
PLAN GUARANTEE                                          0.0%
Stand-Alone General Unsecured                         100.0%
Modified Consolidated General Unsecured                19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                                DEBTOR'S STAND ALONE ASSETS
                                                                            ----------------------------------
                                                                                FACE         STAND-ALONE VALUE
                                                                            ------------     -----------------
Cash                                                                              n.a.                 -
Directly Held Assets to be Liquidated                                             n.a.                 -
Interests in PGE to be Liquidated                                                 n.a.                 -
Directly Held Assets Transferred to CrossCountry                                  n.a.                 -
Directly Held Assets Transferred to Prisma                                        n.a.                 -
Directly Held Trading Book Assets                                                 n.a.                 -
                                                                                                 -------
  Total Directly Held Assets                                                                           -

Intercompany Post Petition Receivables from Debtors                                  -                 -

Intercompany Pre Petition Receivables from Debtors
Enron Corp.                                                                        8.2               1.4
                                                                                     -                 -
                                                                                     -                 -
                                                                                     -                 -
Other                                                                                -                 -
                                                                                ------           -------
  Total                                                                            8.2               1.4

Intercompany Receivables from Non-Debtors
                                                                                     -                 -
                                                                                     -                 -
                                                                                     -                 -
                                                                                     -                 -
Other                                                                                -                 -
                                                                                ------           -------
  Total                                                                              -                 -

Equity / Preferred Equity Interests in Affiliates
                                                                                  n.a.                 -
                                                                                  n.a.                 -
                                                                                  n.a.                 -
                                                                                  n.a.                 -
Other                                                                             n.a.                 -
                                                                                                 -------
  Total                                                                                                -

                                                                                                 -------
 Total Allocated - Stand-Alone                                                                       1.4
                                                                                                 =======

                                                                            CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                                            ----------------------------------
                                                                                FACE         STAND-ALONE VALUE
                                                                            ------------     -----------------
Administrative Claims (Post Petition)                                              0.2               0.2
Secured Claims                                                                       -                 -
Priority Claims                                                                    0.0               0.0
Intercompany Payables Post Petition                                                  -                 -
                                                                                ------           -------
  Total Administrative, Secured & Priority                                         0.2               0.2

Pre Petition General Unsecured Claims
Debt                                                                                 -                 -
SPE Obligations                                                                      -                 -
Guarantee Obligations                                                                -                 -
Trade & A/P Liabilities                                                              -                 -
Other Liabilities                                                                    -                 -

Intercompany Payables Pre Petition
Enron Broadband Services, Inc.                                                     0.2               0.2
Enron North America Corp.                                                          0.0               0.0
                                                                                     -                 -
                                                                                     -                 -
Other Debtors                                                                        -                 -
                                                                                     -                 -
                                                                                     -                 -
                                                                                     -                 -
                                                                                     -                 -
Other Non-Debtors                                                                    -                 -
                                                                                ------           -------
  Total Intercompany Payables                                                      0.2               0.2

                                                                                ------           -------
Total General Unsecured                                                            0.2               0.2

Subordinated Claims                                                                  -                 -

                                                                                ------           -------
  Total                                                                            0.4               0.4

 Equity                                                                           n.a.               1.0

                                                                                ------           -------
  Total Allocated - Stand-Alone                                                    0.4               1.4
                                                                                ======           =======

------------------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

    APPENDIX C-I

NATIONAL ENERGY PRODUCTION CORPORATION
($'s in millions)

        UNSECURED RECOVERY %
        --------------------
PLAN GENERAL UNSECURED                                 5.7%
PLAN GUARANTEE                                         0.0%
Stand-Alone General Unsecured                          0.0%
Modified Consolidated General Unsecured               19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                                DEBTOR'S STAND ALONE ASSETS
                                                                            ----------------------------------
                                                                                FACE         STAND-ALONE VALUE
                                                                            ------------     -----------------
Cash                                                                              n.a.               5.6
Directly Held Assets to be Liquidated                                             n.a.               3.2
Interests in PGE to be Liquidated                                                 n.a.                 -
Directly Held Assets Transferred to CrossCountry                                  n.a.                 -
Directly Held Assets Transferred to Prisma                                        n.a.                 -
Directly Held Trading Book Assets                                                 n.a.                 -
                                                                                                 -------
  Total Directly Held Assets                                                                         8.7

Intercompany Post Petition Receivables from Debtors                                9.7               0.0

Intercompany Pre Petition Receivables from Debtors
Enron Corp.                                                                      467.4              77.7
Operational Energy Corp.                                                           0.2               0.0
Enron South America LLC                                                            0.1               0.0
LINGTEC Constructors L.P.                                                          0.1               0.0
Other                                                                              0.0               0.0
                                                                                ------           -------
  Total                                                                          467.8              77.7

Intercompany Receivables from Non-Debtors
Thai Nepco Co., Ltd.                                                               2.1               0.2
Pakistan Construction Services, Inc.                                               2.7               0.1
Enron Power I (Puerto Rico), Inc.                                                  0.1               0.0
Enron Power Construction Company                                                   0.0               0.0
Other                                                                              0.0               0.0
                                                                                ------           -------
  Total                                                                            4.9               0.3

Equity / Preferred Equity Interests in Affiliates
Thai Nepco Co., Ltd.                                                              n.a.                 -
NEPCO Services International, Inc.                                                n.a.                 -
NEPCO Power Procurement Company                                                   n.a.                 -
                                                                                  n.a.                 -
Other                                                                             n.a.                 -
                                                                                                 -------
  Total                                                                                                -

                                                                                                 -------
 Total Allocated - Stand-Alone                                                                      86.8
                                                                                                 =======

                                                                            CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                                            ----------------------------------
                                                                                FACE         STAND-ALONE VALUE
                                                                            ------------     -----------------
Administrative Claims (Post Petition)                                             20.0              13.5
Secured Claims                                                                     1.2               1.2
Priority Claims                                                                    8.9                 -
Intercompany Payables Post Petition                                              107.0              72.2
                                                                               -------              ----
  Total Administrative, Secured & Priority                                       137.0              86.8

Pre Petition General Unsecured Claims
Debt                                                                               0.3                 -
SPE Obligations                                                                      -                 -
Guarantee Obligations                                                                -                 -
Trade & A/P Liabilities                                                           24.5                 -
Other Liabilities                                                              1,228.1                 -

Intercompany Payables Pre Petition
Enron Equipment Procurement Company                                              335.4                 -
NEPCO Power Procurement Company                                                   56.4                 -
Enron Power & Industrial Construction Company                                     33.4                 -
Enron Engineering & Construction Company                                           6.8                 -
Other Debtors                                                                      3.2                 -
Northern Plains Natural Gas Company                                                0.0                 -
Enron Oil & Gas India Company                                                      0.0                 -
EGEP Services Inc.                                                                 0.0                 -
                                                                                     -                 -
Other Non-Debtors                                                                    -                 -
                                                                               -------              ----
  Total Intercompany Payables                                                    435.2                 -

                                                                               -------              ----
Total General Unsecured                                                        1,688.1                 -

Subordinated Claims                                                                  -                 -

                                                                               -------              ----
  Total                                                                        1,825.2              86.8

 Equity                                                                           n.a.                 -

                                                                               -------              ----
 Total Allocated - Stand-Alone                                                 1,825.2              86.8
                                                                               =======              ====

------------------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

  APPENDIX C-I

NEPCO POWER PROCUREMENT COMPANY
($'s in millions)

           UNSECURED RECOVERY %
---------------------------------------
PLAN GENERAL UNSECURED                         5.7%
PLAN GUARANTEE                                 0.0%
Stand-Alone General Unsecured                  0.0%
Modified Consolidated General Unsecured       19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                       DEBTOR'S STAND ALONE ASSETS
                                                                -----------------------------------------
                                                                        FACE           STAND-ALONE VALUE
                                                                -------------------   -------------------
Cash                                                                      n.a.                     -
Directly Held Assets to be Liquidated                                     n.a.                     -
Interests in PGE to be Liquidated                                         n.a.                     -
Directly Held Assets Transferred to CrossCountry                          n.a.                     -
Directly Held Assets Transferred to Prisma                                n.a.                     -
Directly Held Trading Book Assets                                         n.a.                     -
                                                                                           ---------
   Total Directly Held Assets                                                                      -

Intercompany Post Petition Receivables from Debtors                          -                     -

Intercompany Pre Petition Receivables from Debtors
Enron Engineering & Construction Company                                   0.0                   0.0
National Energy Production Corporation                                    56.4                     -
                                                                             -                     -
                                                                             -                     -
Other                                                                        -                     -
                                                                     ---------             ---------
   Total                                                                  56.4                   0.0

Intercompany Receivables from Non-Debtors
                                                                             -                     -
                                                                             -                     -
                                                                             -                     -
                                                                             -                     -
Other                                                                        -                     -
                                                                     ---------             ---------
   Total                                                                     -                     -

Equity / Preferred Equity Interests in Affiliates
                                                                          n.a.                     -
                                                                          n.a.                     -
                                                                          n.a.                     -
                                                                          n.a.                     -
Other                                                                     n.a.                     -
                                                                                           ---------
   Total                                                                                           -

                                                                                           ---------
 Total Allocated - Stand-Alone                                                                   0.0
                                                                                           =========

                                                                   CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                                -----------------------------------------
                                                                        FACE           STAND-ALONE VALUE
                                                                -------------------   -------------------
Administrative Claims (Post Petition)                                      4.7                   0.0
Secured Claims                                                               -                     -
Priority Claims                                                              -                     -
Intercompany Payables Post Petition                                        0.9                   0.0
                                                                     ---------             ---------
   Total Administrative, Secured & Priority                                5.6                   0.0

Pre Petition General Unsecured Claims
Debt                                                                         -                     -
SPE Obligations                                                              -                     -
Guarantee Obligations                                                        -                     -
Trade & A/P Liabilities                                                    1.0                     -
Other Liabilities                                                        422.6                     -

Intercompany Payables Pre Petition
Enron Corp.                                                               41.2                     -
                                                                             -                     -
                                                                             -                     -
                                                                             -                     -
Other Debtors                                                                -                     -
                                                                             -                     -
                                                                             -                     -
                                                                             -                     -
                                                                             -                     -
Other Non-Debtors                                                            -                     -
                                                                     ---------             ---------
   Total Intercompany Payables                                            41.2                     -

                                                                     ---------             ---------
Total General Unsecured                                                  464.8                     -

Subordinated Claims                                                          -                     -
                                                                     ---------             ---------
   Total                                                                 470.4                   0.0

 Equity                                                                   n.a.                     -

                                                                     ---------             ---------
   Total Allocated - Stand-Alone                                         470.4                   0.0
                                                                     =========             =========

-------------------------------------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

  APPENDIX C-I

NEPCO SERVICES INTERNATIONAL, INC.
($'s in millions)

           UNSECURED RECOVERY %
---------------------------------------
PLAN GENERAL UNSECURED                         5.7%
PLAN GUARANTEE                                 0.0%
Stand-Alone General Unsecured                  0.0%
Modified Consolidated General Unsecured       19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                       DEBTOR'S STAND ALONE ASSETS
                                                                -----------------------------------------
                                                                        FACE           STAND-ALONE VALUE
                                                                -------------------   -------------------
Cash                                                                      n.a.                     -
Directly Held Assets to be Liquidated                                     n.a.                     -
Interests in PGE to be Liquidated                                         n.a.                     -
Directly Held Assets Transferred to CrossCountry                          n.a.                     -
Directly Held Assets Transferred to Prisma                                n.a.                     -
Directly Held Trading Book Assets                                         n.a.                     -
                                                                                           ---------
   Total Directly Held Assets                                                                      -

Intercompany Post Petition Receivables from Debtors                          -                     -

Intercompany Pre Petition Receivables from Debtors
Operational Energy Corp.                                                   0.1                   0.0
National Energy Production Corporation                                     2.6                     -
                                                                             -                     -
                                                                             -                     -
Other                                                                        -                     -
                                                                     ---------             ---------
   Total                                                                   2.8                   0.0

Intercompany Receivables from Non-Debtors
Thai Nepco Co., Ltd.                                                       0.3                   0.0
                                                                             -                     -
                                                                             -                     -
                                                                             -                     -
Other                                                                        -                     -
                                                                     ---------             ---------
   Total                                                                   0.3                   0.0

Equity / Preferred Equity Interests in Affiliates
NEPCO Power Construction do Brasil Ltda.                                  n.a.                     -
                                                                          n.a.                     -
                                                                          n.a.                     -
                                                                          n.a.                     -
Other                                                                     n.a.                     -
                                                                                           ---------
   Total                                                                                           -

                                                                                           ---------
 Total Allocated - Stand-Alone                                                                   0.0
                                                                                           =========

                                                                   CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                                -----------------------------------------
                                                                        FACE           STAND-ALONE VALUE
                                                                -------------------   -------------------
Administrative Claims (Post Petition)                                      0.2                   0.0
Secured Claims                                                               -                     -
Priority Claims                                                              -                     -
Intercompany Payables Post Petition                                        0.2                   0.0
                                                                     ---------             ---------
   Total Administrative, Secured & Priority                                0.4                   0.0

Pre Petition General Unsecured Claims
Debt                                                                         -                     -
SPE Obligations                                                              -                     -
Guarantee Obligations                                                        -                     -
Trade & A/P Liabilities                                                    0.0                     -
Other Liabilities                                                          0.0                     -

Intercompany Payables Pre Petition
Enron Corp.                                                                2.9                     -
Enron Engineering & Construction Company                                   0.0                     -
                                                                             -                     -
                                                                             -                     -
Other Debtors                                                                -                     -
Pakistan Construction Services, Inc.                                       0.0                     -
Enron Equipment Installation Company                                       0.0                     -
                                                                             -                     -
                                                                             -                     -
Other Non-Debtors                                                            -                     -
                                                                     ---------             ---------
   Total Intercompany Payables                                             2.9                     -

                                                                     ---------             ---------
Total General Unsecured                                                    2.9                     -

Subordinated Claims                                                          -                     -
                                                                     ---------             ---------
   Total                                                                   3.3                   0.0

 Equity                                                                   n.a.                     -

                                                                     ---------             ---------
   Total Allocated - Stand-Alone                                           3.3                   0.0
                                                                     =========             =========

-----------------------------------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

  APPENDIX C-I

NOWA SARZYNA HOLDING B.V.
($'s in millions)

          UNSECURED RECOVERY %
---------------------------------------
PLAN GENERAL UNSECURED                                                     75.7%
PLAN GUARANTEE                                                              0.0%
Stand-Alone General Unsecured                                             100.0%
Modified Consolidated General Unsecured                                    19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                   DEBTOR'S STAND ALONE ASSETS
                                                              -----------------------------------
                                                              FACE              STAND-ALONE VALUE
                                                              ----              -----------------
Cash                                                          n.a.                     0.0
Directly Held Assets to be Liquidated                         n.a.                       -
Interests in PGE to be Liquidated                             n.a.                       -
Directly Held Assets Transferred to CrossCountry              n.a.                       -
Directly Held Assets Transferred to Prisma                    n.a.                       -
Directly Held Trading Book Assets                             n.a.                       -
                                                                                       ---
  Total Directly Held Assets                                                           0.0

Intercompany Post Petition Receivables from Debtors              -                       -

Intercompany Pre Petition Receivables from Debtors
Enron Development Funding Ltd.                                 2.0                     0.4
                                                                 -                       -
                                                                 -                       -
                                                                 -                       -
Other                                                            -                       -
                                                              ----                     ---
  Total                                                        2.0                     0.4

Intercompany Receivables from Non-Debtors
Enron Poland Investment B.V.                                   8.1                     3.0
                                                                 -                       -
                                                                 -                       -
                                                                 -                       -
Other                                                            -                       -
                                                              ----                     ---
  Total                                                        8.1                     3.0

Equity / Preferred Equity Interests in Affiliates
Enron Poland Investment B.V.                                  n.a.                       -
                                                              n.a.                       -
                                                              n.a.                       -
                                                              n.a.                       -
Other                                                         n.a.                       -
                                                                                       ---
  Total                                                                                  -

                                                                                       ---
Total Allocated - Stand-Alone                                                          3.4
                                                                                       ===

                                                              CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                              -----------------------------------
                                                              FACE              STAND-ALONE VALUE
                                                              ----              -----------------
Administrative Claims (Post Petition)                          0.2                     0.2
Secured Claims                                                   -                       -
Priority Claims                                                  -                       -
Intercompany Payables Post Petition                              -                       -
                                                              ----                     ---
   Total Administrative, Secured & Priority                    0.2                     0.2

Pre Petition General Unsecured Claims
Debt                                                             -                       -
SPE Obligations                                                  -                       -
Guarantee Obligations                                            -                       -
Trade & A/P Liabilities                                          -                       -
Other Liabilities                                                -                       -

Intercompany Payables Pre Petition
Enron Corp.                                                    1.2                     1.2
Atlantic Commercial Finance, Inc.                              0.0                     0.0
                                                                 -                       -
                                                                 -                       -
Other Debtors                                                    -                       -
                                                                 -                       -
                                                                 -                       -
                                                                 -                       -
                                                                 -                       -
Other Non-Debtors                                                -                       -
                                                              ----                    ----
   Total Intercompany Payables                                 1.2                     1.2

                                                              ----                    ----
Total General Unsecured                                        1.2                     1.2

Subordinated Claims                                              -                       -
                                                              ----                    ----
   Total                                                       1.4                     1.4

 Equity                                                       n.a.                     2.1

                                                              ----                    ----
   Total Allocated - Stand-Alone                               1.4                     3.4
                                                              ====                    ====

--------------------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

  APPENDIX C-I

OFFSHORE POWER PRODUCTION C.V.
($'s in millions)

         UNSECURED RECOVERY %
---------------------------------------
PLAN GENERAL UNSECURED                                                     75.7%
PLAN GUARANTEE                                                              0.0%
Stand-Alone General Unsecured                                             100.0%
Modified Consolidated General Unsecured                                    19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                  DEBTOR'S STAND ALONE ASSETS
                                                              -----------------------------------
                                                              FACE              STAND-ALONE VALUE
                                                              ----              -----------------
Cash                                                          n.a.                     0.0
Directly Held Assets to be Liquidated                         n.a.                     9.2
Interests in PGE to be Liquidated                             n.a.                       -
Directly Held Assets Transferred to CrossCountry              n.a.                       -
Directly Held Assets Transferred to Prisma                    n.a.                       -
Directly Held Trading Book Assets                             n.a.                       -
                                                                                       ---
  Total Directly Held Assets                                                           9.2

Intercompany Post Petition Receivables from Debtors              -                       -

Intercompany Pre Petition Receivables from Debtors
                                                                 -                       -
                                                                 -                       -
                                                                 -                       -
                                                                 -                       -
Other                                                            -                       -
                                                              ----                     ---
  Total                                                          -                       -

Intercompany Receivables from Non-Debtors
Travamark Two B.V.                                             0.0                     0.0
                                                                 -                       -
                                                                 -                       -
                                                                 -                       -
Other                                                            -                       -
                                                               ---                     ---
  Total                                                        0.0                     0.0

Equity / Preferred Equity Interests in Affiliates
Enron India Holdings Ltd.                                     n.a.                       -
Enron Mauritius Company                                       n.a.                       -
                                                              n.a.                       -
                                                              n.a.                       -
Other                                                         n.a.                       -
                                                                                       ---
  Total                                                                                  -

                                                                                       ---
 Total Allocated - Stand-Alone                                                         9.2
                                                                                       ===

                                                              CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                              -----------------------------------
                                                              FACE              STAND-ALONE VALUE
                                                              ----              -----------------
Administrative Claims (Post Petition)                          0.2                     0.2
Secured Claims                                                   -                       -
Priority Claims                                                  -                       -
Intercompany Payables Post Petition                            0.0                     0.0
                                                              ----                     ---
   Total Administrative, Secured & Priority                    0.3                     0.3

Pre Petition General Unsecured Claims
Debt                                                             -                       -
SPE Obligations                                                  -                       -
Guarantee Obligations                                            -                       -
Trade & A/P Liabilities                                          -                       -
Other Liabilities                                                -                       -

Intercompany Payables Pre Petition
Atlantic Commercial Finance, Inc.                              0.0                     0.0
Enron India LLC                                                0.0                     0.0
                                                                 -                       -
                                                                 -                       -
Other Debtors                                                    -                       -
                                                                 -                       -
                                                                 -                       -
                                                                 -                       -
                                                                 -                       -
Other Non-Debtors                                                -                       -
                                                              ----                     ---
   Total Intercompany Payables                                 0.0                     0.0

                                                              ----                     ---
Total General Unsecured                                        0.0                     0.0

Subordinated Claims                                              -                       -
                                                              ----                     ---
   Total                                                       0.3                     0.3

 Equity                                                       n.a.                     8.9

                                                              ----                     ---
   Total Allocated - Stand-Alone                               0.3                     9.2
                                                              ====                     ===

-------------------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

  APPENDIX C-I

OMICRON ENTERPRISES, INC.
($'s in millions)

         UNSECURED RECOVERY %
---------------------------------------
PLAN GENERAL UNSECURED                                                      5.7%
PLAN GUARANTEE                                                              0.0%
Stand-Alone General Unsecured                                               0.0%
Modified Consolidated General Unsecured                                    19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                  DEBTOR'S STAND ALONE ASSETS
                                                              -----------------------------------
                                                              FACE              STAND-ALONE VALUE
                                                              ----              -----------------
Cash                                                          n.a.                       -
Directly Held Assets to be Liquidated                         n.a.                       -
Interests in PGE to be Liquidated                             n.a.                       -
Directly Held Assets Transferred to CrossCountry              n.a.                       -
Directly Held Assets Transferred to Prisma                    n.a.                       -
Directly Held Trading Book Assets                             n.a.                       -
                                                                                       ---
  Total Directly Held Assets                                                             -

Intercompany Post Petition Receivables from Debtors              -                       -

Intercompany Pre Petition Receivables from Debtors
Enron Corp.                                                    0.6                     0.1
                                                                 -                       -
                                                                 -                       -
                                                                 -                       -
Other                                                            -                       -
                                                              ----                     ---
  Total                                                        0.6                     0.1

Intercompany Receivables from Non-Debtors
Enron Facility Services, Inc.                                  0.0                     0.0
                                                                 -                       -
                                                                 -                       -
                                                                 -                       -
Other                                                            -                       -
                                                              ----                     ---
  Total                                                        0.0                     0.0

Equity / Preferred Equity Interests in Affiliates
Artemis Associates, L.L.C.                                    n.a.                       -
                                                              n.a.                       -
                                                              n.a.                       -
                                                              n.a.                       -
Other                                                         n.a.                       -
                                                                                       ---
  Total                                                                                  -

                                                                                       ---
Total Allocated - Stand-Alone                                                          0.1
                                                                                       ===

                                                              CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                              -----------------------------------
                                                              FACE              STAND-ALONE VALUE
                                                              ----              -----------------
Administrative Claims (Post Petition)                          0.2                     0.1
Secured Claims                                                   -                       -
Priority Claims                                                  -                       -
Intercompany Payables Post Petition                              -                       -
                                                              ----                     ---
   Total Administrative, Secured & Priority                    0.2                     0.1

Pre Petition General Unsecured Claims
Debt                                                             -                       -
SPE Obligations                                                  -                       -
Guarantee Obligations                                            -                       -
Trade & A/P Liabilities                                          -                       -
Other Liabilities                                                -                       -

Intercompany Payables Pre Petition
Enron Energy Services, LLC                                    67.6                       -
Artemis Associates, L.L.C.                                     2.9                       -
Enron Energy Services Operations, Inc.                         0.0                       -
                                                                 -                       -
Other Debtors                                                    -                       -
                                                                 -                       -
                                                                 -                       -
                                                                 -                       -
                                                                 -                       -
Other Non-Debtors                                                -                       -
                                                              ----                     ---
   Total Intercompany Payables                                70.4                       -

                                                              ----                     ---
Total General Unsecured                                       70.4                       -

Subordinated Claims                                              -                       -
                                                              ----                     ---
   Total                                                      70.6                     0.1

 Equity                                                       n.a.                       -
                                                              ----                     ---
   Total Allocated - Stand-Alone                              70.6                     0.1
                                                              ====                     ===

--------------------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

  APPENDIX C-I

OPERATIONAL ENERGY CORP.
($'s in millions)

         UNSECURED RECOVERY %
--------------------------------------
PLAN GENERAL UNSECURED                                                     14.3%
PLAN GUARANTEE                                                              0.0%
Stand-Alone General Unsecured                                              12.3%
Modified Consolidated General Unsecured                                    19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                  DEBTOR'S STAND ALONE ASSETS
                                                              -----------------------------------
                                                              FACE              STAND-ALONE VALUE
                                                              ----              -----------------
Cash                                                          n.a.                       -
Directly Held Assets to be Liquidated                         n.a.                       -
Interests in PGE to be Liquidated                             n.a.                       -
Directly Held Assets Transferred to CrossCountry              n.a.                       -
Directly Held Assets Transferred to Prisma                    n.a.                       -
Directly Held Trading Book Assets                             n.a.                       -
                                                                                       ---
  Total Directly Held Assets                                                             -

Intercompany Post Petition Receivables from Debtors            0.2                     0.2

Intercompany Pre Petition Receivables from Debtors
Enron Corp.                                                   42.9                     7.1
Enron Energy Services, Inc.                                    0.7                     0.1
Enron North America Corp.                                      0.2                     0.0
Enron Federal Solutions, Inc.                                  0.2                     0.0
Other                                                          0.1                     0.0
                                                              ----                     ---
  Total                                                       44.1                     7.4

Intercompany Receivables from Non-Debtors
New Albany Power I, L.L.C.                                     0.7                     0.2
OEC Nigeria Limited                                            0.1                     0.1
Enron International Power Barge Ltd.                           0.1                     0.0
Enron Equipment Installation Company                           0.1                     0.0
Other                                                          1.0                     0.0
                                                              ----                     ---
  Total                                                        2.0                     0.3

Equity / Preferred Equity Interests in Affiliates
OEC Holding Ltd.                                              n.a.                       -
                                                              n.a.                       -
                                                              n.a.                       -
                                                              n.a.                       -
Other                                                         n.a.                       -
                                                                                       ---
  Total                                                                                  -

                                                                                       ---
 Total Allocated - Stand-Alone                                                         7.9
                                                                                       ===

                                                              CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                              -----------------------------------
                                                              FACE              STAND-ALONE VALUE
                                                              ----              -----------------
Administrative Claims (Post Petition)                          0.9                     0.9
Secured Claims                                                   -                       -
Priority Claims                                                0.0                     0.0
Intercompany Payables Post Petition                            1.4                     1.4
                                                              ----                     ---
   Total Administrative, Secured & Priority                    2.4                     2.4

Pre Petition General Unsecured Claims
Debt                                                           0.2                     0.0
SPE Obligations                                                  -                       -
Guarantee Obligations                                            -                       -
Trade & A/P Liabilities                                        0.6                     0.1
Other Liabilities                                              0.3                     0.0

Intercompany Payables Pre Petition
Enron Property & Services Corp.                                0.5                     0.1
Enron Caribbean Basin LLC                                      0.3                     0.0
National Energy Production Corporation                         0.2                     0.0
Enron Energy Services Operations, Inc.                         0.2                     0.0
Other Debtors                                                  0.5                     0.1
Enron Facility Services, Inc.                                 42.0                     5.2
Enron Overseas Services Corp.                                  0.1                     0.0
OEC Holding Ltd.                                               0.0                     0.0
                                                                 -                       -
Other Non-Debtors                                                -                       -
                                                              ----                     ---
   Total Intercompany Payables                                43.8                     5.4

                                                              ----                     ---
Total General Unsecured                                       44.8                     5.5

Subordinated Claims                                              -                       -
                                                              ----                     ---
   Total                                                      47.2                     7.9

 Equity                                                       n.a.                       -

                                                              ----                     ---
   Total Allocated - Stand-Alone                              47.2                     7.9
                                                              ====                     ===

--------------------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

  APPENDIX C-I

OSWEGO COGEN COMPANY, LLC
($'s in millions)

         UNSECURED RECOVERY %
---------------------------------------
PLAN GENERAL UNSECURED                                                      8.3%
PLAN GUARANTEE                                                              0.0%
Stand-Alone General Unsecured                                               3.7%
Modified Consolidated General Unsecured                                    19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                  DEBTOR'S STAND ALONE ASSETS
                                                              -----------------------------------
                                                              FACE              STAND-ALONE VALUE
                                                              ----              -----------------
Cash                                                          n.a.                       -
Directly Held Assets to be Liquidated                         n.a.                       -
Interests in PGE to be Liquidated                             n.a.                       -
Directly Held Assets Transferred to CrossCountry              n.a.                       -
Directly Held Assets Transferred to Prisma                    n.a.                       -
Directly Held Trading Book Assets                             n.a.                       -
                                                                                      ----
  Total Directly Held Assets                                                             -

Intercompany Post Petition Receivables from Debtors              -                       -

Intercompany Pre Petition Receivables from Debtors
Enron Corp.                                                    0.3                     0.1
                                                                 -                       -
                                                                 -                       -
                                                                 -                       -
Other                                                            -                       -
                                                              ----                    ----
  Total                                                        0.3                     0.1

Intercompany Receivables from Non-Debtors
Enron Administrative Services Corp.                           15.1                    15.1
                                                                 -                       -
                                                                 -                       -
                                                                 -                       -
Other                                                            -                       -
                                                              ----                    ----
  Total                                                       15.1                    15.1

Equity / Preferred Equity Interests in Affiliates
Sithe/Independence Power Partners, L.P.                       n.a.                       -
                                                              n.a.                       -
                                                              n.a.                       -
                                                              n.a.                       -
Other                                                         n.a.                       -
                                                                                      ----
  Total                                                                                  -

                                                                                      ----
Total Allocated - Stand-Alone                                                         15.2
                                                                                      ====

                                                              CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                              -----------------------------------
                                                              FACE              STAND-ALONE VALUE
                                                              ----              -----------------
Administrative Claims (Post Petition)                           0.7                    0.7
Secured Claims                                                    -                      -
Priority Claims                                                   -                      -
Intercompany Payables Post Petition                             0.0                    0.0
                                                              -----                   ----
   Total Administrative, Secured & Priority                     0.7                    0.7

Pre Petition General Unsecured Claims
Debt                                                              -                      -
SPE Obligations                                                   -                      -
Guarantee Obligations                                             -                      -
Trade & A/P Liabilities                                           -                      -
Other Liabilities                                                 -                      -

Intercompany Payables Pre Petition
Enron North America Corp.                                     388.5                   14.5
                                                                  -                      -
                                                                  -                      -
                                                                  -                      -
Other Debtors                                                     -                      -
                                                                  -                      -
                                                                  -                      -
                                                                  -                      -
                                                                  -                      -
Other Non-Debtors                                                 -                      -
                                                              -----                   ----
   Total Intercompany Payables                                388.5                   14.5

                                                              -----                   ----
Total General Unsecured                                       388.5                   14.5

Subordinated Claims                                               -                      -
                                                              -----                   ----
   Total                                                      389.2                   15.2

 Equity                                                        n.a.                      -
                                                              -----                   ----
   Total Allocated - Stand-Alone                              389.2                   15.2
                                                              =====                   ====

------------------------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

  APPENDIX C-I

PALM BEACH DEVELOPMENT COMPANY, L.L.C.
($'s in millions)

        UNSECURED RECOVERY %
---------------------------------------
PLAN GENERAL UNSECURED                                                        5.7%
PLAN GUARANTEE                                                                0.0%
Stand-Alone General Unsecured                                                 0.0%
Modified Consolidated General Unsecured                                      19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                             DEBTOR'S STAND ALONE ASSETS
                                                                             ---------------------------
                                                                             FACE     STAND-ALONE VALUE
                                                                             ----    -------------------
Cash                                                                         n.a.                -
Directly Held Assets to be Liquidated                                        n.a.                -
Interests in PGE to be Liquidated                                            n.a.                -
Directly Held Assets Transferred to CrossCountry                             n.a.                -
Directly Held Assets Transferred to Prisma                                   n.a.                -
Directly Held Trading Book Assets                                            n.a.                -
                                                                                          --------
  Total Directly Held Assets                                                                     -

Intercompany Post Petition Receivables from Debtors                             -                -

Intercompany Pre Petition Receivables from Debtors
                                                                                -                -
                                                                                -                -
                                                                                -                -
                                                                                -                -
Other                                                                           -                -
                                                                             ----         --------
  Total                                                                         -                -

Intercompany Receivables from Non-Debtors
                                                                                -                -
                                                                                -                -
                                                                                -                -
                                                                                -                -
Other                                                                           -                -
                                                                             ----         --------
  Total                                                                         -                -

Equity / Preferred Equity Interests in Affiliates
                                                                             n.a.                -
                                                                             n.a.                -
                                                                             n.a.                -
                                                                             n.a.                -
Other                                                                        n.a.                -
                                                                                          --------
  Total                                                                                          -
                                                                                          --------
 Total Allocated - Stand-Alone                                                                   -
                                                                                          ========

                                                                    CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                                    -----------------------------------
                                                                    FACE              STAND-ALONE VALUE
                                                                    ----              -----------------
Administrative Claims (Post Petition)                                0.2                        -
Secured Claims                                                         -                        -
Priority Claims                                                      0.0                        -
Intercompany Payables Post Petition                                  0.2                        -
                                                                    ----                   ------
    Total Administrative, Secured & Priority                         0.4                        -

Pre Petition General Unsecured Claims
Debt                                                                   -                        -
SPE Obligations                                                        -                        -
Guarantee Obligations                                                  -                        -
Trade & A/P Liabilities                                                -                        -
Other Liabilities                                                      -                        -

Intercompany Payables Pre Petition
                                                                       -                        -
                                                                       -                        -
                                                                       -                        -
                                                                       -                        -
Other Debtors                                                          -                        -
                                                                       -                        -
                                                                       -                        -
                                                                       -                        -
                                                                       -                        -
Other Non-Debtors                                                      -                        -
                                                                    ----                   ------
    Total Intercompany Payables                                        -                        -

                                                                    ----                   ------

Total General Unsecured                                                -                        -

Subordinated Claims                                                    -                        -
                                                                    ----                   ------
    Total                                                            0.4                        -

 Equity                                                              n.a.                       -

                                                                    ----                   ------
    Total Allocated - Stand-Alone                                    0.4                        -
                                                                    ====                   ======

-------------------------------------------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

  APPENDIX C-I

PAULISTA ELECTRICAL DISTRIBUTION, L.L.C.
($'s in millions)

        UNSECURED RECOVERY %
---------------------------------------
PLAN GENERAL UNSECURED                              5.7%
PLAN GUARANTEE                                      0.0%
Stand-Alone General Unsecured                       0.0%
Modified Consolidated General Unsecured            19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                             DEBTOR'S STAND ALONE ASSETS
                                                                             ---------------------------
                                                                             FACE     STAND-ALONE VALUE
                                                                             ----    -------------------
Cash                                                                         n.a.               -
Directly Held Assets to be Liquidated                                        n.a.               -
Interests in PGE to be Liquidated                                            n.a.               -
Directly Held Assets Transferred to CrossCountry                             n.a.               -
Directly Held Assets Transferred to Prisma                                   n.a.               -
Directly Held Trading Book Assets                                            n.a.               -
                                                                                           ------
  Total Directly Held Assets                                                                    -

Intercompany Post Petition Receivables from Debtors                             -               -

Intercompany Pre Petition Receivables from Debtors
                                                                                -               -
                                                                                -               -
                                                                                -               -
                                                                                -               -
Other                                                                           -               -
                                                                             ----          ------
  Total                                                                         -               -

Intercompany Receivables from Non-Debtors
                                                                                -               -
                                                                                -               -
                                                                                -               -
                                                                                -               -
Other                                                                           -               -
                                                                             ----          ------
  Total                                                                         -               -

Equity / Preferred Equity Interests in Affiliates
Enron Brazil Power Holdings V Ltd.                                           n.a.               -
                                                                             n.a.               -
                                                                             n.a.               -
                                                                             n.a.               -
Other                                                                        n.a.               -
                                                                                           ------
  Total                                                                                         -

                                                                                           ------
 Total Allocated - Stand-Alone                                                                  -
                                                                                           ======

                                                                    CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                                    -----------------------------------
                                                                    FACE              STAND-ALONE VALUE
                                                                    ----              -----------------
Administrative Claims (Post Petition)                                0.2                        -
Secured Claims                                                         -                        -
Priority Claims                                                        -                        -
Intercompany Payables Post Petition                                    -                        -
                                                                    ----                   ------
    Total Administrative, Secured & Priority                         0.2                        -

Pre Petition General Unsecured Claims
Debt                                                                   -                        -
SPE Obligations                                                        -                        -
Guarantee Obligations                                                  -                        -
Trade & A/P Liabilities                                                -                        -
Other Liabilities                                                      -                        -

Intercompany Payables Pre Petition
Enron North America Corp.                                           11.5                        -
Enron Corp.                                                          5.3                        -
                                                                       -                        -
                                                                       -                        -
Other Debtors                                                          -                        -
Enron Brazil Power Holdings V Ltd.                                   0.0                        -
                                                                       -                        -
                                                                       -                        -
                                                                       -                        -
Other Non-Debtors                                                      -                        -
                                                                    ----                   ------
    Total Intercompany Payables                                     16.8                        -

                                                                    ----                   ------
Total General Unsecured                                             16.8                        -

Subordinated Claims                                                    -                        -
                                                                    ----                   ------
    Total                                                           17.0                        -


 Equity                                                             n.a.                        -

                                                                    ----                   ------
    Total Allocated - Stand-Alone                                   17.0                        -
                                                                    ====                   ======

-------------------------------------------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

  APPENDIX C-I

PBOG CORP.
($'s in millions)

        UNSECURED RECOVERY %
---------------------------------------
PLAN GENERAL UNSECURED                             75.6%
PLAN GUARANTEE                                      0.0%
Stand-Alone General Unsecured                      99.8%
Modified Consolidated General Unsecured            19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                             DEBTOR'S STAND ALONE ASSETS
                                                                             ---------------------------
                                                                             FACE    STAND-ALONE VALUE
                                                                             ----   --------------------
Cash                                                                         n.a.               -
Directly Held Assets to be Liquidated                                        n.a.               -
Interests in PGE to be Liquidated                                            n.a.               -
Directly Held Assets Transferred to CrossCountry                             n.a.               -
Directly Held Assets Transferred to Prisma                                   n.a.               -
Directly Held Trading Book Assets                                            n.a.               -
                                                                                           ------
  Total Directly Held Assets                                                                    -

Intercompany Post Petition Receivables from Debtors                         158.7           158.7

Intercompany Pre Petition Receivables from Debtors
                                                                                -               -
                                                                                -               -
                                                                                -               -
                                                                                -               -
Other                                                                           -               -
                                                                             ----          ------
  Total                                                                         -               -

Intercompany Receivables from Non-Debtors

                                                                                -               -
                                                                                -               -
                                                                                -               -
                                                                                -               -
Other                                                                           -               -
                                                                             ----          ------
  Total                                                                         -               -

Equity / Preferred Equity Interests in Affiliates
                                                                             n.a.               -
                                                                             n.a.               -
                                                                             n.a.               -
                                                                             n.a.               -
Other                                                                        n.a.               -
                                                                                           ------
  Total                                                                                         -

                                                                                           ------
 Total Allocated - Stand-Alone                                                              158.7
                                                                                           ======

                                                                    CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                                    -----------------------------------
                                                                    FACE              STAND-ALONE VALUE
                                                                    ----              -----------------
Administrative Claims (Post Petition)                                 0.3                     0.3
Secured Claims                                                          -                       -
Priority Claims                                                         -                       -
Intercompany Payables Post Petition                                     -                       -
                                                                    -----                  ------
    Total Administrative, Secured & Priority                          0.3                     0.3

Pre Petition General Unsecured Claims
Debt                                                                    -                       -
SPE Obligations                                                         -                       -
Guarantee Obligations                                                   -                       -
Trade & A/P Liabilities                                               0.0                     0.0
Other Liabilities                                                       -                       -

Intercompany Payables Pre Petition
Enron Corp.                                                         150.2                   149.9
                                                                        -                       -
                                                                        -                       -
                                                                        -                       -
Other Debtors                                                           -                       -
ECT Investments, Inc.                                                 8.5                     8.5
                                                                        -                       -
                                                                        -                       -
                                                                        -                       -
Other Non-Debtors                                                       -                       -
                                                                    -----                  ------
    Total Intercompany Payables                                     158.7                   158.4

                                                                    -----                  ------
Total General Unsecured                                             158.7                   158.4

Subordinated Claims                                                     -                       -
                                                                    -----                  ------
    Total                                                           158.9                   158.7

 Equity                                                              n.a.                       -

                                                                    -----                  ------
    Total Allocated - Stand-Alone                                   158.9                   158.7
                                                                    =====                  ======

-------------------------------------------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

  APPENDIX C-I

PORTLAND GENERAL HOLDINGS, INC.
($'s in millions)

        UNSECURED RECOVERY %
---------------------------------------
PLAN GENERAL UNSECURED                             54.8%
PLAN GUARANTEE                                      0.0%
Stand-Alone General Unsecured                      54.8%
Modified Consolidated General Unsecured            n.a.

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                             DEBTOR'S STAND ALONE ASSETS
                                                                             ---------------------------
                                                                             FACE     STAND-ALONE VALUE
                                                                             ----    -------------------
Cash                                                                         n.a.             0.0
Directly Held Assets to be Liquidated                                        n.a.            45.0
Interests in PGE to be Liquidated                                            n.a.               -
Directly Held Assets Transferred to CrossCountry                             n.a.               -
Directly Held Assets Transferred to Prisma                                   n.a.               -
Directly Held Trading Book Assets                                            n.a.               -
                                                                                           ------
  Total Directly Held Assets                                                                 45.0

Intercompany Post Petition Receivables from Debtors                             -               -

Intercompany Pre Petition Receivables from Debtors
                                                                                -               -
                                                                                -               -
                                                                                -               -
                                                                                -               -
Other                                                                           -               -
                                                                             ----          ------
  Total                                                                         -               -

Intercompany Receivables from Non-Debtors
PGH II, Inc.                                                                 16.5             5.1
MicroClimates, Inc.                                                           0.2             0.0
Portland General Broadband Wireless, LLC                                      0.0             0.0
                                                                                -               -
Other                                                                           -               -
                                                                             ----          ------
  Total                                                                      16.7             5.1

Equity / Preferred Equity Interests in Affiliates
Columbia-Pacific Distribution Services Company, LLC                          n.a.             0.0
Portland General Property Holdings, Inc.                                     n.a.               -
PGH II, Inc.                                                                 n.a.               -
PGH Leasing, LLC                                                             n.a.               -
Other                                                                        n.a.               -
                                                                                           ------
  Total                                                                                       0.0

                                                                                           ------
 Total Allocated - Stand-Alone                                                               50.1
                                                                                           ======

                                                                    CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                                    -----------------------------------
                                                                    FACE              STAND-ALONE VALUE
                                                                    ----              -----------------
Administrative Claims (Post Petition)                                0.3                      0.3
Secured Claims                                                         -                        -
Priority Claims                                                        -                        -
Intercompany Payables Post Petition                                    -                        -
                                                                    ----                   ------
    Total Administrative, Secured & Priority                         0.3                      0.3

Pre Petition General Unsecured Claims
Debt                                                                   -                        -
SPE Obligations                                                        -                        -
Guarantee Obligations                                                  -                        -
Trade & A/P Liabilities                                                -                        -
Other Liabilities                                                   47.7                     26.1

Intercompany Payables Pre Petition
Enron Corp.                                                         37.8                     20.7
                                                                       -                        -
                                                                       -                        -
                                                                       -                        -
Other Debtors                                                          -                        -
Portland General Electric Company                                    5.3                      2.9
                                                                       -                        -
                                                                       -                        -
                                                                       -                        -
Other Non-Debtors                                                      -                        -
                                                                    ----                   ------
    Total Intercompany Payables                                     43.1                     23.6

                                                                    ----                   ------
Total General Unsecured                                             90.8                     49.8

Subordinated Claims                                                    -                        -
                                                                    ----                   ------
    Total                                                           91.1                     50.1

 Equity                                                             n.a.                        -

                                                                    ----                   ------
    Total Allocated - Stand-Alone                                   91.1                     50.1
                                                                    ====                   ======

-------------------------------------------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

  APPENDIX C-I

PORTLAND TRANSITION COMPANY, INC.
($'s in millions)

        UNSECURED RECOVERY %
--------------------------------------------
PLAN GENERAL UNSECURED                                  0.0%
PLAN GUARANTEE                                          0.0%
Stand-Alone General Unsecured                           0.0%
Modified Consolidated General Unsecured                 n.a.

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                             DEBTOR'S STAND ALONE ASSETS
                                                                             ---------------------------
                                                                             FACE     STAND-ALONE VALUE
                                                                             ----    -------------------
Cash                                                                         n.a.               -
Directly Held Assets to be Liquidated                                        n.a.               -
Interests in PGE to be Liquidated                                            n.a.               -
Directly Held Assets Transferred to CrossCountry                             n.a.               -
Directly Held Assets Transferred to Prisma                                   n.a.               -
Directly Held Trading Book Assets                                            n.a.               -
                                                                                           ------
  Total Directly Held Assets                                                                    -

Intercompany Post Petition Receivables from Debtors                             -               -

Intercompany Pre Petition Receivables from Debtors
                                                                                -               -
                                                                                -               -
                                                                                -               -
                                                                                -               -
Other                                                                           -               -
                                                                             ----          ------
  Total                                                                         -               -

Intercompany Receivables from Non-Debtors
                                                                                -               -
                                                                                -               -
                                                                                -               -
                                                                                -               -
Other                                                                           -               -
                                                                             ----          ------
  Total                                                                         -               -

Equity / Preferred Equity Interests in Affiliates
                                                                             n.a.               -
                                                                             n.a.               -
                                                                             n.a.               -
                                                                             n.a.               -
Other                                                                        n.a.               -
                                                                                           ------
  Total                                                                                         -

                                                                                           ------
 Total Allocated - Stand-Alone                                                                  -
                                                                                           ======

                                                                    CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                                    -----------------------------------
                                                                    FACE              STAND-ALONE VALUE
                                                                    ----              -----------------
Administrative Claims (Post Petition)                                0.2                        -
Secured Claims                                                         -                        -
Priority Claims                                                        -                        -
Intercompany Payables Post Petition                                    -                        -
                                                                    ----                   ------
    Total Administrative, Secured & Priority                         0.2                        -

Pre Petition General Unsecured Claims
Debt                                                                   -                        -
SPE Obligations                                                        -                        -
Guarantee Obligations                                                  -                        -
Trade & A/P Liabilities                                                -                        -
Other Liabilities                                                      -                        -

Intercompany Payables Pre Petition
                                                                       -                        -
                                                                       -                        -
                                                                       -                        -
                                                                       -                        -
Other Debtors                                                          -                        -
                                                                       -                        -
                                                                       -                        -
                                                                       -                        -
                                                                       -                        -
Other Non-Debtors                                                      -                        -
                                                                    ----                   ------
    Total Intercompany Payables                                        -                        -

                                                                    ----                   ------
Total General Unsecured                                                -                        -

Subordinated Claims                                                    -                        -
                                                                    ----                   ------
    Total                                                            0.2                        -

 Equity                                                             n.a.                        -

                                                                    ----                   ------
    Total Allocated - Stand-Alone                                    0.2                        -
                                                                    ====                   ======

-------------------------------------------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

  APPENDIX C-I

RICHMOND POWER ENTERPRISE, L.P.
($'s in millions)

        UNSECURED RECOVERY %
---------------------------------------
PLAN GENERAL UNSECURED                              5.7%
PLAN GUARANTEE                                      0.0%
Stand-Alone General Unsecured                       0.0%
Modified Consolidated General Unsecured            19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                             DEBTOR'S STAND ALONE ASSETS
                                                                             ---------------------------
                                                                             FACE     STAND-ALONE VALUE
                                                                             ----    -------------------
Cash                                                                         n.a.               -
Directly Held Assets to be Liquidated                                        n.a.               -
Interests in PGE to be Liquidated                                            n.a.               -
Directly Held Assets Transferred to CrossCountry                             n.a.               -
Directly Held Assets Transferred to Prisma                                   n.a.               -
Directly Held Trading Book Assets                                            n.a.               -
                                                                                           ------
  Total Directly Held Assets                                                                    -

Intercompany Post Petition Receivables from Debtors                             -               -

Intercompany Pre Petition Receivables from Debtors
                                                                                -               -
                                                                                -               -
                                                                                -               -
                                                                                -               -
Other                                                                           -               -
                                                                             ----          ------
  Total                                                                         -               -

Intercompany Receivables from Non-Debtors
                                                                                -               -
                                                                                -               -
                                                                                -               -
                                                                                -               -
Other                                                                           -               -
                                                                             ----          ------
  Total                                                                         -               -

Equity / Preferred Equity Interests in Affiliates
                                                                             n.a.               -
                                                                             n.a.               -
                                                                             n.a.               -
                                                                             n.a.               -
Other                                                                        n.a.               -
                                                                                           ------
  Total                                                                                         -

                                                                                           ------
 Total Allocated - Stand-Alone                                                                  -
                                                                                           ======

                                                                    CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                                    -----------------------------------
                                                                    FACE              STAND-ALONE VALUE
                                                                    ----              -----------------
Administrative Claims (Post Petition)                                0.2                        -
Secured Claims                                                         -                        -
Priority Claims                                                        -                        -
Intercompany Payables Post Petition                                    -                        -
                                                                    ----                   ------
   Total Administrative, Secured & Priority                          0.2                        -

Pre Petition General Unsecured Claims
Debt                                                                   -                        -
SPE Obligations                                                        -                        -
Guarantee Obligations                                                  -                        -
Trade & A/P Liabilities                                                -                        -
Other Liabilities                                                    2.6                        -

Intercompany Payables Pre Petition
Enron North America Corp.                                            1.3                        -
Enron Corp.                                                          1.3                        -
                                                                       -                        -
                                                                       -                        -
Other Debtors                                                          -                        -
Enron Power Operating Company                                        0.0                        -
                                                                       -                        -
                                                                       -                        -
                                                                       -                        -
Other Non-Debtors                                                      -                        -
                                                                    ----                   ------
   Total Intercompany Payables                                       2.6                        -

                                                                    ----                   ------
Total General Unsecured                                              5.2                        -

Subordinated Claims                                                    -                        -
                                                                    ----                   ------
   Total                                                             5.4                        -

 Equity                                                             n.a.                        -

                                                                    ----                   ------
   Total Allocated - Stand-Alone                                     5.4                        -
                                                                    ====                   ======

------------------------------------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

  APPENDIX C-I

RISK MANAGEMENT & TRADING CORP.
($'s in millions)

        UNSECURED RECOVERY %
---------------------------------------
PLAN GENERAL UNSECURED                              75.7%
PLAN GUARANTEE                                       0.0%
Stand-Alone General Unsecured                      100.0%
Modified Consolidated General Unsecured             19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                             DEBTOR'S STAND ALONE ASSETS
                                                                             ---------------------------
                                                                               FACE    STAND-ALONE VALUE
                                                                             --------  -----------------
Cash                                                                             n.a.             -
Directly Held Assets to be Liquidated                                            n.a.           0.1
Interests in PGE to be Liquidated                                                n.a.             -
Directly Held Assets Transferred to CrossCountry                                 n.a.             -
Directly Held Assets Transferred to Prisma                                       n.a.             -
Directly Held Trading Book Assets                                                n.a.             -
                                                                                            -------
  Total Directly Held Assets                                                                    0.1

Intercompany Post Petition Receivables from Debtors                                 -             -

Intercompany Pre Petition Receivables from Debtors
Enron North America Corp.                                                     2,785.4         573.3
Enron Corp.                                                                   3,100.0         515.1
Enron Power Marketing, Inc.                                                   1,883.3         460.9
Enron Corp.                                                                   2,016.7         335.1
Other                                                                         1,070.0         175.1
                                                                             --------       -------
  Total                                                                      10,855.5       2,059.6

Intercompany Receivables from Non-Debtors
JILP-L.P., Inc.                                                                 550.0         114.4
Enron Capital Corp. (formerly JILP-G.P., Inc.)                                  375.0          84.2
ECT Investments, Inc.                                                            18.6          18.6
Star VPP, LP                                                                      1.4           1.4
Other                                                                         3,113.8           1.2
                                                                             --------       -------
  Total                                                                       4,058.8         219.8

Equity / Preferred Equity Interests in Affiliates
Chiricahua V LLC                                                                 n.a.         953.8
Chiricahua IX LLC                                                                n.a.         487.5
Chiricahua IV LLC                                                                n.a.         469.4
Chiricahau VIII LLC                                                              n.a.         401.2
Other                                                                            n.a.       1,116.1
                                                                                            -------
  Total                                                                                     3,428.0

                                                                                            -------
 Total Allocated - Stand-Alone                                                              5,707.5
                                                                                            =======

                                                                    CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                                    -----------------------------------
                                                                    FACE              STAND-ALONE VALUE
                                                                    ----              -----------------
Administrative Claims (Post Petition)                                   9.4                  9.4
Secured Claims                                                            -                    -
Priority Claims                                                         2.3                  2.3
Intercompany Payables Post Petition                                       -                    -
                                                                    -------              -------
   Total Administrative, Secured & Priority                            11.7                 11.7

Pre Petition General Unsecured Claims
Debt                                                                   11.4                 11.4
SPE Obligations                                                           -                    -
Guarantee Obligations                                                     -                    -
Trade & A/P Liabilities                                                   -                    -
Other Liabilities                                                      66.4                 66.4

Intercompany Payables Pre Petition
Enron Natural Gas Marketing Corp.                                     320.4                320.4
Enron LNG Marketing LLC                                                11.1                 11.1
Enron Capital & Trade Resources International Corp.                     8.0                  8.0
Enron Methanol Company                                                  2.7                  2.7
Other Debtors                                                           2.9                  2.9
Chiricahua V LLC                                                      953.8                953.8
Chiricahua IX LLC                                                     487.5                487.5
Chiricahua IV LLC                                                     469.3                469.3
Chiricahau VIII LLC                                                   401.2                401.2
Other Non-Debtors                                                   1,321.8              1,321.8
                                                                    -------              -------
   Total Intercompany Payables                                      3,978.7              3,978.7

                                                                    -------              -------
Total General Unsecured                                             4,056.5              4,056.5

Subordinated Claims                                                       -                    -
                                                                    -------              -------
   Total                                                            4,068.1              4,068.1

 Equity                                                                n.a.              1,639.4

                                                                    -------              -------
   Total Allocated - Stand-Alone                                    4,068.1              5,707.5
                                                                    =======              =======

-----------------------------------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

  APPENDIX C-I

SAN JUAN GAS COMPANY, INC.
($'s in millions)

        UNSECURED RECOVERY %
---------------------------------------
PLAN GENERAL UNSECURED                              5.7%
PLAN GUARANTEE                                      0.0%
Stand-Alone General Unsecured                       0.0%
Modified Consolidated General Unsecured            19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                             DEBTOR'S STAND ALONE ASSETS
                                                                             ---------------------------
                                                                             FACE    STAND-ALONE VALUE
                                                                             ----    -----------------
Cash                                                                         n.a.             0.3
Directly Held Assets to be Liquidated                                        n.a.             5.9
Interests in PGE to be Liquidated                                            n.a.               -
Directly Held Assets Transferred to CrossCountry                             n.a.               -
Directly Held Assets Transferred to Prisma                                   n.a.               -
Directly Held Trading Book Assets                                            n.a.               -
                                                                                          -------
  Total Directly Held Assets                                                                  6.1

Intercompany Post Petition Receivables from Debtors                             -               -

Intercompany Pre Petition Receivables from Debtors

                                                                                -               -
                                                                                -               -
                                                                                -               -
                                                                                -               -
Other                                                                           -               -
                                                                             ----         -------
  Total                                                                         -               -

Intercompany Receivables from Non-Debtors

                                                                                -               -
                                                                                -               -
                                                                                -               -
                                                                                -               -
Other                                                                           -               -
                                                                             ----         -------
  Total                                                                         -               -

Equity / Preferred Equity Interests in Affiliates

                                                                             n.a.               -
                                                                             n.a.               -
                                                                             n.a.               -
                                                                             n.a.               -
Other                                                                        n.a.               -
                                                                                          -------
  Total                                                                                         -

                                                                                          -------
 Total Allocated - Stand-Alone                                                                6.1
                                                                                          =======

                                                                    CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                                    -----------------------------------
                                                                    FACE              STAND-ALONE VALUE
                                                                    ----              -----------------
Administrative Claims (Post Petition)                                5.6                     5.5
Secured Claims                                                         -                       -
Priority Claims                                                      0.2                       -
Intercompany Payables Post Petition                                  0.6                     0.6
                                                                    ----                 -------
  Total Administrative, Secured & Priority                           6.4                     6.1

Pre Petition General Unsecured Claims
Debt                                                                14.8                       -
SPE Obligations                                                        -                       -
Guarantee Obligations                                                  -                       -
Trade & A/P Liabilities                                              3.3                       -
Other Liabilities                                                    2.6                       -

Intercompany Payables Pre Petition
The Protane Corporation                                              1.9                       -
Enron Broadband Services, Inc.                                       1.1                       -
Enron Ventures Corp.                                                 1.1                       -
Enron Global Markets LLC                                             0.7                       -
Other Debtors                                                        0.6                       -
Enron Americas Energy Services, Inc.                                 0.6                       -
                                                                       -                       -
                                                                       -                       -
                                                                       -                       -
Other Non-Debtors                                                      -                       -
                                                                    ----                 -------
  Total Intercompany Payables                                        6.0                       -

                                                                    ----                 -------
Total General Unsecured                                             26.7                       -

Subordinated Claims                                                    -                       -
                                                                    ----                 -------
  Total                                                             33.1                     6.1

Equity                                                              n.a.                       -

                                                                    ----                 -------
  Total Allocated - Stand-Alone                                     33.1                     6.1
                                                                    ====                 =======

--------------------------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

  APPENDIX C-I

SMITH STREET LAND COMPANY
($'s in millions)

        UNSECURED RECOVERY %
---------------------------------------
PLAN GENERAL UNSECURED                             13.3%
PLAN GUARANTEE                                      0.0%
Stand-Alone General Unsecured                      10.9%
Modified Consolidated General Unsecured            19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                             DEBTOR'S STAND ALONE ASSETS
                                                                             ---------------------------
                                                                             FACE    STAND-ALONE VALUE
                                                                             ----    -----------------
Cash                                                                         n.a.           88.2
Directly Held Assets to be Liquidated                                        n.a.            2.8
Interests in PGE to be Liquidated                                            n.a.              -
Directly Held Assets Transferred to CrossCountry                             n.a.              -
Directly Held Assets Transferred to Prisma                                   n.a.              -
Directly Held Trading Book Assets                                            n.a.              -
                                                                                         -------
  Total Directly Held Assets                                                                91.0

Intercompany Post Petition Receivables from Debtors                             -              -

Intercompany Pre Petition Receivables from Debtors

                                                                                -              -
                                                                                -              -
                                                                                -              -
                                                                                -              -
Other                                                                           -              -
                                                                             ----        -------
  Total                                                                         -              -

Intercompany Receivables from Non-Debtors

                                                                                -              -
                                                                                -              -
                                                                                -              -
                                                                                -              -
Other                                                                           -              -
                                                                             ----        -------
  Total                                                                         -              -

Equity / Preferred Equity Interests in Affiliates
Enron Capital Investments Corp.                                              n.a.            7.9
Enron Renewable Energy Corp.                                                 n.a.              -
Enron Finance Partners, LLC                                                  n.a.              -
                                                                             n.a.              -
Other                                                                        n.a.              -
                                                                                         -------
  Total                                                                                      7.9

                                                                                         -------
 Total Allocated - Stand-Alone                                                              98.9
                                                                                         =======

                                                                    CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                                    -----------------------------------
                                                                    FACE              STAND-ALONE VALUE
                                                                    ----              -----------------
Administrative Claims (Post Petition)                                 1.3                    1.3
Secured Claims                                                        4.6                    4.6
Priority Claims                                                       0.0                    0.0
Intercompany Payables Post Petition                                  49.6                   49.6
                                                                    -----                -------
  Total Administrative, Secured & Priority                           55.5                   55.5

Pre Petition General Unsecured Claims
Debt                                                                  0.1                    0.0
SPE Obligations                                                       0.0                    0.0
Guarantee Obligations                                                   -                      -
Trade & A/P Liabilities                                               1.0                    0.1
Other Liabilities                                                       -                      -

Intercompany Payables Pre Petition
Enron Corp.                                                         247.3                   26.9
Enron Renewable Energy Corp.                                        147.9                   16.1
Enron Property & Services Corp.                                       2.4                    0.3
Enron Net Works LLC                                                   0.0                    0.0
Other Debtors                                                         0.0                    0.0
                                                                        -                      -
                                                                        -                      -
                                                                        -                      -
                                                                        -                      -
Other Non-Debtors                                                       -                      -
                                                                    -----                -------
  Total Intercompany Payables                                       397.5                   43.3

                                                                    -----                -------
Total General Unsecured                                             398.6                   43.4

Subordinated Claims                                                     -                      -
                                                                    -----                -------
  Total                                                             454.1                   98.9

Equity                                                               n.a.                      -

                                                                    -----                -------
  Total Allocated - Stand-Alone                                     454.1                   98.9
                                                                    =====                =======

--------------------------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

  APPENDIX C-I

ST. CHARLES DEVELOPMENT COMPANY, L.L.C.
($'s in millions)

        UNSECURED RECOVERY %
---------------------------------------
PLAN GENERAL UNSECURED                              5.7%
PLAN GUARANTEE                                      0.0%
Stand-Alone General Unsecured                       0.0%
Modified Consolidated General Unsecured            19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                             DEBTOR'S STAND ALONE ASSETS
                                                                             ---------------------------
                                                                             FACE    STAND-ALONE VALUE
                                                                             ----    -----------------
Cash                                                                         n.a.              -
Directly Held Assets to be Liquidated                                        n.a.              -
Interests in PGE to be Liquidated                                            n.a.              -
Directly Held Assets Transferred to CrossCountry                             n.a.              -
Directly Held Assets Transferred to Prisma                                   n.a.              -
Directly Held Trading Book Assets                                            n.a.              -
                                                                                         -------
  Total Directly Held Assets                                                                   -

Intercompany Post Petition Receivables from Debtors                             -              -

Intercompany Pre Petition Receivables from Debtors

                                                                                -              -
                                                                                -              -
                                                                                -              -
                                                                                -              -
Other                                                                           -              -
                                                                             ----        -------
  Total                                                                         -              -

Intercompany Receivables from Non-Debtors

                                                                                -              -
                                                                                -              -
                                                                                -              -
                                                                                -              -
Other                                                                           -              -
                                                                             ----        -------
  Total                                                                         -              -

Equity / Preferred Equity Interests in Affiliates

                                                                             n.a.              -
                                                                             n.a.              -
                                                                             n.a.              -
                                                                             n.a.              -
Other                                                                        n.a.              -
                                                                                         -------
  Total                                                                                        -

                                                                                         -------
 Total Allocated - Stand-Alone                                                                 -
                                                                                         =======

                                                                    CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                                    -----------------------------------
                                                                    FACE              STAND-ALONE VALUE
                                                                    ----              -----------------
Administrative Claims (Post Petition)                                0.2                       -
Secured Claims                                                       0.0                       -
Priority Claims                                                        -                       -
Intercompany Payables Post Petition                                  0.0                       -
                                                                    ----                 -------
  Total Administrative, Secured & Priority                           0.2                       -

Pre Petition General Unsecured Claims
Debt                                                                   -                       -
SPE Obligations                                                        -                       -
Guarantee Obligations                                                  -                       -
Trade & A/P Liabilities                                                -                       -
Other Liabilities                                                      -                       -

Intercompany Payables Pre Petition

                                                                       -                       -
                                                                       -                       -
                                                                       -                       -
                                                                       -                       -
Other Debtors                                                          -                       -
                                                                       -                       -
                                                                       -                       -
                                                                       -                       -
                                                                       -                       -
Other Non-Debtors                                                      -                       -
                                                                    ----                 -------
  Total Intercompany Payables                                          -                       -

                                                                    ----                 -------
Total General Unsecured                                                -                       -

Subordinated Claims                                                    -                       -
                                                                    ----                 -------
  Total                                                              0.2                       -

Equity                                                              n.a.                       -

                                                                    ----                 -------
  Total Allocated - Stand-Alone                                      0.2                       -
                                                                    ====                 =======

--------------------------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

  APPENDIX C-I

SUPERIOR CONSTRUCTION COMPANY
($'s in millions)


        UNSECURED RECOVERY %
---------------------------------------
PLAN GENERAL UNSECURED                             19.8%
PLAN GUARANTEE                                      0.0%
Stand-Alone General Unsecured                      20.1%
Modified Consolidated General Unsecured            19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                             DEBTOR'S STAND ALONE ASSETS
                                                                             ---------------------------
                                                                             FACE    STAND-ALONE VALUE
                                                                             ----    -----------------
Cash                                                                         n.a.              -
Directly Held Assets to be Liquidated                                        n.a.              -
Interests in PGE to be Liquidated                                            n.a.              -
Directly Held Assets Transferred to CrossCountry                             n.a.              -
Directly Held Assets Transferred to Prisma                                   n.a.              -
Directly Held Trading Book Assets                                            n.a.              -
                                                                                         -------
  Total Directly Held Assets                                                                   -

Intercompany Post Petition Receivables from Debtors                             -              -

Intercompany Pre Petition Receivables from Debtors
Enron Power Corp.                                                             1.0            0.4
Enron Corp.                                                                   1.0            0.2
                                                                                -              -
                                                                                -              -
Other                                                                           -              -
                                                                             ----        -------
  Total                                                                       1.9            0.5

Intercompany Receivables from Non-Debtors
Enron Power Construction Company                                             10.9            2.2
Enron Power I (Puerto Rico), Inc.                                             0.1            0.0
                                                                                -              -
                                                                                -              -
Other                                                                           -              -
                                                                             ----        -------
  Total                                                                      11.0            2.2

Equity / Preferred Equity Interests in Affiliates
Superior Construction Company - Spanish Branch                               n.a.            0.0
HorizEN LLC                                                                  n.a.              -
Superior Construction Company - Cayman Islands Branch                        n.a.              -
                                                                             n.a.              -
Other                                                                        n.a.              -
                                                                                         -------
  Total                                                                                      0.0

                                                                                         -------
 Total Allocated - Stand-Alone                                                               2.7
                                                                                         =======

                                                                    CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                                    -----------------------------------
                                                                    FACE              STAND-ALONE VALUE
                                                                    ----              -----------------
Administrative Claims (Post Petition)                                0.2                     0.2
Secured Claims                                                         -                       -
Priority Claims                                                        -                       -
Intercompany Payables Post Petition                                    -                       -
                                                                    ----                 -------
  Total Administrative, Secured & Priority                           0.2                     0.2

Pre Petition General Unsecured Claims
Debt                                                                   -                       -
SPE Obligations                                                        -                       -
Guarantee Obligations                                                  -                       -
Trade & A/P Liabilities                                              0.0                     0.0
Other Liabilities                                                      -                       -

Intercompany Payables Pre Petition
Enron Engineering & Construction Company                            10.7                     2.2
Enron Equipment Procurement Company                                  0.5                     0.1
Enron Expat Services Inc.                                            0.4                     0.1
Enron Asset Management Resources, Inc.                               0.0                     0.0
Other Debtors                                                        0.0                     0.0
Enron Equipment Installation Company                                 0.7                     0.1
Enron Power Services B.V.                                            0.0                     0.0
Enron Gaza Operations Ltd.                                           0.0                     0.0
                                                                       -                       -
Other Non-Debtors                                                      -                       -
                                                                    ----                 -------
  Total Intercompany Payables                                       12.4                     2.5

                                                                    ----                 -------
Total General Unsecured                                             12.5                     2.5

Subordinated Claims                                                    -                       -
                                                                    ----                 -------
  Total                                                             12.7                     2.7

Equity                                                              n.a.                       -

                                                                    ----                 -------
  Total Allocated - Stand-Alone                                     12.7                     2.7
                                                                    ====                 =======

--------------------------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

  APPENDIX C-I

TENANT SERVICES, INC.
($'s in millions)

        UNSECURED RECOVERY %
---------------------------------------
PLAN GENERAL UNSECURED                             15.9%
PLAN GUARANTEE                                      0.0%
Stand-Alone General Unsecured                      14.5%
Modified Consolidated General Unsecured            19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                             DEBTOR'S STAND ALONE ASSETS
                                                                             ---------------------------
                                                                             FACE    STAND-ALONE VALUE
                                                                             ----    -----------------
Cash                                                                         n.a.              -
Directly Held Assets to be Liquidated                                        n.a.              -
Interests in PGE to be Liquidated                                            n.a.              -
Directly Held Assets Transferred to CrossCountry                             n.a.              -
Directly Held Assets Transferred to Prisma                                   n.a.              -
Directly Held Trading Book Assets                                            n.a.              -
                                                                                         -------
  Total Directly Held Assets                                                                   -

Intercompany Post Petition Receivables from Debtors                           7.2            7.2

Intercompany Pre Petition Receivables from Debtors
Enron Energy Services Operations, Inc.                                       72.2           10.7
Enron Energy Services, LLC                                                    3.6            0.9
                                                                                -              -
                                                                                -              -
Other                                                                           -              -
                                                                             ----        -------
  Total                                                                      75.8           11.6

Intercompany Receivables from Non-Debtors

                                                                                -              -
                                                                                -              -
                                                                                -              -
                                                                                -              -
Other                                                                           -              -
                                                                             ----        -------
  Total                                                                         -              -

Equity / Preferred Equity Interests in Affiliates

                                                                             n.a.              -
                                                                             n.a.              -
                                                                             n.a.              -
                                                                             n.a.              -
Other                                                                        n.a.              -
                                                                                         -------
  Total                                                                                        -

                                                                                         -------
 Total Allocated - Stand-Alone                                                              18.8
                                                                                         =======

                                                                    CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                                    -----------------------------------
                                                                    FACE              STAND-ALONE VALUE
                                                                    ----              -----------------
Administrative Claims (Post Petition)                                0.3                     0.3
Secured Claims                                                         -                       -
Priority Claims                                                        -                       -
Intercompany Payables Post Petition                                  6.6                     6.6
                                                                    ----                 -------
  Total Administrative, Secured & Priority                           6.9                     6.9

Pre Petition General Unsecured Claims
Debt                                                                   -                       -
SPE Obligations                                                        -                       -
Guarantee Obligations                                                  -                       -
Trade & A/P Liabilities                                              0.1                     0.0
Other Liabilities                                                      -                       -

Intercompany Payables Pre Petition
Enron Corp.                                                         72.0                    10.4
Enron Energy Services, Inc.                                         10.2                     1.5
                                                                       -                       -
                                                                       -                       -
Other Debtors                                                          -                       -
                                                                       -                       -
                                                                       -                       -
                                                                       -                       -
                                                                       -                       -
Other Non-Debtors                                                      -                       -
                                                                    ----                 -------
  Total Intercompany Payables                                       82.1                    11.9

                                                                    ----                 -------
Total General Unsecured                                             82.3                    11.9

Subordinated Claims                                                    -                       -
                                                                    ----                 -------
  Total                                                             89.2                    18.8

Equity                                                              n.a.                       -

                                                                    ----                 -------
  Total Allocated - Stand-Alone                                     89.2                    18.8
                                                                    ====                 =======

--------------------------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

  APPENDIX C-I

THE NEW ENERGY TRADING COMPANY
($'s in millions)

        UNSECURED RECOVERY %
---------------------------------------
PLAN GENERAL UNSECURED                              75.7%
PLAN GUARANTEE                                       0.0%
Stand-Alone General Unsecured                      100.0%
Modified Consolidated General Unsecured             19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                             DEBTOR'S STAND ALONE ASSETS
                                                                             ---------------------------
                                                                             FACE    STAND-ALONE VALUE
                                                                             ----    -----------------
Cash                                                                         n.a.            4.1
Directly Held Assets to be Liquidated                                        n.a.            0.1
Interests in PGE to be Liquidated                                            n.a.              -
Directly Held Assets Transferred to CrossCountry                             n.a.              -
Directly Held Assets Transferred to Prisma                                   n.a.              -
Directly Held Trading Book Assets                                            n.a.              -
                                                                                         -------
  Total Directly Held Assets                                                                 4.2

Intercompany Post Petition Receivables from Debtors                          253.6         253.6

Intercompany Pre Petition Receivables from Debtors

                                                                                -              -
                                                                                -              -
                                                                                -              -
                                                                                -              -
Other                                                                           -              -
                                                                             ----        -------
  Total                                                                         -              -

Intercompany Receivables from Non-Debtors
NETCO Holdings LLC                                                            0.0            0.0
                                                                                -              -
                                                                                -              -
                                                                                -              -
Other                                                                           -              -
                                                                             ----        -------
  Total                                                                       0.0            0.0

Equity / Preferred Equity Interests in Affiliates

                                                                             n.a.              -
                                                                             n.a.              -
                                                                             n.a.              -
                                                                             n.a.              -
Other                                                                        n.a.              -
                                                                                         -------
  Total                                                                                        -

                                                                                         -------
 Total Allocated - Stand-Alone                                                             257.8
                                                                                         =======

                                                                    CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                                    -----------------------------------
                                                                    FACE              STAND-ALONE VALUE
                                                                    ----              -----------------
Administrative Claims (Post Petition)                                0.2                     0.2
Secured Claims                                                         -                       -
Priority Claims                                                      0.9                     0.9
Intercompany Payables Post Petition                                  0.5                     0.5
                                                                    ----                 -------
  Total Administrative, Secured & Priority                           1.6                     1.6

Pre Petition General Unsecured Claims
Debt                                                                   -                       -
SPE Obligations                                                        -                       -
Guarantee Obligations                                                  -                       -
Trade & A/P Liabilities                                                -                       -
Other Liabilities                                                    0.1                     0.1

Intercompany Payables Pre Petition

Enron Corp.                                                          0.3                     0.3
Enron Net Works LLC                                                  0.1                     0.1
                                                                       -                       -
                                                                       -                       -
Other Debtors                                                          -                       -
                                                                       -                       -
                                                                       -                       -
                                                                       -                       -
                                                                       -                       -
Other Non-Debtors                                                      -                       -
                                                                    ----                 -------
  Total Intercompany Payables                                        0.4                     0.4

                                                                    ----                 -------
Total General Unsecured                                              0.4                     0.4

Subordinated Claims                                                    -                       -
                                                                    ----                 -------
  Total                                                              2.0                     2.0

Equity                                                              n.a.                   255.8

                                                                    ----                 -------
  Total Allocated - Stand-Alone                                      2.0                   257.8
                                                                    ====                 =======

--------------------------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

  APPENDIX C-I

THE PROTANE CORPORATION
($'s in millions)

        UNSECURED RECOVERY %
---------------------------------------
PLAN GENERAL UNSECURED                              75.7%
PLAN GUARANTEE                                       0.0%
Stand-Alone General Unsecured                      100.0%
Modified Consolidated General Unsecured             19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                             DEBTOR'S STAND ALONE ASSETS
                                                                             ---------------------------
                                                                             FACE     STAND-ALONE VALUE
                                                                             ----    -------------------
Cash                                                                         n.a.            5.5
Directly Held Assets to be Liquidated                                        n.a.            0.0
Interests in PGE to be Liquidated                                            n.a.              -
Directly Held Assets Transferred to CrossCountry                             n.a.              -
Directly Held Assets Transferred to Prisma                                   n.a.              -
Directly Held Trading Book Assets                                            n.a.              -
                                                                                         -------
  Total Directly Held Assets                                                                 5.5

Intercompany Post Petition Receivables from Debtors                           0.3            0.3

Intercompany Pre Petition Receivables from Debtors
Atlantic Commercial Finance, Inc.                                             1.5            0.2
San Juan Gas Company, Inc.                                                    1.9              -
Enron Global Markets LLC                                                      0.1              -
                                                                                -              -
Other                                                                           -              -
                                                                             ----        -------
  Total                                                                       3.5            0.2

Intercompany Receivables from Non-Debtors
Enron Americas, Inc.                                                          0.3            0.3
Enron Americas Energy Services, Inc.                                          0.3            0.0
SJG Vendor LLC                                                                0.0            0.0
                                                                                -              -
Other                                                                           -              -
                                                                             ----        -------
  Total                                                                       0.7            0.4

Equity / Preferred Equity Interests in Affiliates
V. Holdings Industries, S.A.                                                 n.a.           70.3
Citadel Corporation Limited                                                  n.a.           10.2
Enron Americas Energy Services, Inc.                                         n.a.              -
                                                                             n.a.              -
Other                                                                        n.a.              -
                                                                                         -------
  Total                                                                                     80.4

                                                                                         -------
 Total Allocated - Stand-Alone                                                              86.8
                                                                                         =======

                                                                    CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                                    -----------------------------------
                                                                    FACE              STAND-ALONE VALUE
                                                                    ----              -----------------
Administrative Claims (Post Petition)                                0.6                     0.6
Secured Claims                                                         -                       -
Priority Claims                                                        -                       -
Intercompany Payables Post Petition                                    -                       -
                                                                    ----                 -------
  Total Administrative, Secured & Priority                           0.6                     0.6

Pre Petition General Unsecured Claims
Debt                                                                   -                       -
SPE Obligations                                                        -                       -
Guarantee Obligations                                                  -                       -
Trade & A/P Liabilities                                              0.6                     0.6
Other Liabilities                                                   27.6                    27.6

Intercompany Payables Pre Petition
Enron Corp.                                                         26.2                    26.2
Enron Caribbean Basin LLC                                           16.2                    16.2
Enron International Holdings Corp.                                   1.5                     1.5
Risk Management & Trading Corp.                                      0.7                     0.7
Other Debtors                                                        0.3                     0.3
Citadel Corporation Limited                                          7.4                     7.4
                                                                       -                       -
                                                                       -                       -
                                                                       -                       -
Other Non-Debtors                                                      -                       -
                                                                    ----                 -------
  Total Intercompany Payables                                       52.2                    52.2

                                                                    ----                 -------
Total General Unsecured                                             80.5                    80.5

Subordinated Claims                                                    -                       -
                                                                    ----                 -------
  Total                                                             81.1                    81.1

Equity                                                              n.a.                     5.7

                                                                    ----                 -------
  Total Allocated - Stand-Alone                                     81.1                    86.8
                                                                    ====                 =======

--------------------------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

  APPENDIX C-I

TLS INVESTORS, L.L.C.
($'s in millions)

        UNSECURED RECOVERY %
---------------------------------------
PLAN GENERAL UNSECURED                             24.7%
PLAN GUARANTEE                                      0.0%
Stand-Alone General Unsecured                      27.1%
Modified Consolidated General Unsecured            19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                             DEBTOR'S STAND ALONE ASSETS
                                                                             ---------------------------
                                                                             FACE    STAND-ALONE VALUE
                                                                             ----    -----------------
Cash                                                                         n.a.             0.0
Directly Held Assets to be Liquidated                                        n.a.               -
Interests in PGE to be Liquidated                                            n.a.               -
Directly Held Assets Transferred to CrossCountry                             n.a.               -
Directly Held Assets Transferred to Prisma                                   n.a.               -
Directly Held Trading Book Assets                                            n.a.               -
                                                                                          -------
  Total Directly Held Assets                                                                  0.0

Intercompany Post Petition Receivables from Debtors                             -               -

Intercompany Pre Petition Receivables from Debtors
Enron North America Corp.                                                    56.6            11.6
                                                                                -               -
                                                                                -               -
                                                                                -               -
Other                                                                           -               -
                                                                             ----         -------
  Total                                                                      56.6            11.6

Intercompany Receivables from Non-Debtors

                                                                                -               -
                                                                                -               -
                                                                                -               -
                                                                                -               -
Other                                                                           -               -
                                                                             ----         -------
  Total                                                                         -               -

Equity / Preferred Equity Interests in Affiliates

RADR EMP, L.L.C.                                                             n.a.               -
                                                                             n.a.               -
                                                                             n.a.               -
                                                                             n.a.               -
Other                                                                        n.a.               -
                                                                                          -------
  Total                                                                                         -

                                                                                          -------
 Total Allocated - Stand-Alone                                                               11.6
                                                                                          =======

                                                                    CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                                    -----------------------------------
                                                                    FACE              STAND-ALONE VALUE
                                                                    ----              -----------------
Administrative Claims (Post Petition)                                0.2                     0.2
Secured Claims                                                         -                       -
Priority Claims                                                        -                       -
Intercompany Payables Post Petition                                    -                       -
                                                                    ----                 -------
  Total Administrative, Secured & Priority                           0.2                     0.2

Pre Petition General Unsecured Claims
Debt                                                                   -                       -
SPE Obligations                                                        -                       -
Guarantee Obligations                                                  -                       -
Trade & A/P Liabilities                                                -                       -
Other Liabilities                                                    2.0                     0.5

Intercompany Payables Pre Petition
Enron Corp.                                                         23.6                     6.4
ECT Merchant Investments Corp.                                      16.5                     4.5
                                                                       -                       -
                                                                       -                       -
Other Debtors                                                          -                       -
                                                                       -                       -
                                                                       -                       -
                                                                       -                       -
                                                                       -                       -
Other Non-Debtors                                                      -                       -
                                                                    ----                 -------
  Total Intercompany Payables                                       40.1                    10.9

                                                                    ----                 -------
Total General Unsecured                                             42.1                    11.4

Subordinated Claims                                                    -                       -
                                                                    ----                 -------
  Total                                                             42.3                    11.6

Equity                                                              n.a.                       -

                                                                    ----                 -------
  Total Allocated - Stand-Alone                                     42.3                    11.6
                                                                    ====                 =======

-----------------------------------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

  APPENDIX C-I

TRANSWESTERN GATHERING COMPANY
($'s in millions)

        UNSECURED RECOVERY %
---------------------------------------
PLAN GENERAL UNSECURED                              75.7%
PLAN GUARANTEE                                       0.0%
Stand-Alone General Unsecured                      100.0%
Modified Consolidated General Unsecured             19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                             DEBTOR'S STAND ALONE ASSETS
                                                                             ---------------------------
                                                                             FACE    STAND-ALONE VALUE
                                                                             ----    -----------------
Cash                                                                         n.a.               -
Directly Held Assets to be Liquidated                                        n.a.               -
Interests in PGE to be Liquidated                                            n.a.               -
Directly Held Assets Transferred to CrossCountry                             n.a.               -
Directly Held Assets Transferred to Prisma                                   n.a.               -
Directly Held Trading Book Assets                                            n.a.               -
                                                                                          -------
  Total Directly Held Assets                                                                    -

Intercompany Post Petition Receivables from Debtors                             -               -

Intercompany Pre Petition Receivables from Debtors
Enron Corp.                                                                  63.2            10.5
                                                                                -               -
                                                                                -               -
                                                                                -               -
Other                                                                           -               -
                                                                             ----         -------
  Total                                                                      63.2            10.5

Intercompany Receivables from Non-Debtors

                                                                                -               -
                                                                                -               -
                                                                                -               -
                                                                                -               -
Other                                                                           -               -
                                                                             ----         -------
  Total                                                                         -               -

Equity / Preferred Equity Interests in Affiliates

                                                                             n.a.               -
                                                                             n.a.               -
                                                                             n.a.               -
                                                                             n.a.               -
Other                                                                        n.a.               -
                                                                                          -------
  Total                                                                                         -

                                                                                          -------
 Total Allocated - Stand-Alone                                                               10.5
                                                                                          =======

                                                                    CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                                    -----------------------------------
                                                                    FACE              STAND-ALONE VALUE
                                                                    ----              -----------------
Administrative Claims (Post Petition)                                0.2                     0.2
Secured Claims                                                         -                       -
Priority Claims                                                        -                       -
Intercompany Payables Post Petition                                    -                       -
                                                                    ----                 -------
  Total Administrative, Secured & Priority                           0.2                     0.2

Pre Petition General Unsecured Claims
Debt                                                                   -                       -
SPE Obligations                                                        -                       -
Guarantee Obligations                                                  -                       -
Trade & A/P Liabilities                                                -                       -
Other Liabilities                                                      -                       -

Intercompany Payables Pre Petition

                                                                       -                       -
                                                                       -                       -
                                                                       -                       -
                                                                       -                       -
Other Debtors                                                          -                       -
                                                                       -                       -
                                                                       -                       -
                                                                       -                       -
                                                                       -                       -
Other Non-Debtors                                                      -                       -
                                                                   ----                 -------
  Total Intercompany Payables                                          -                       -

                                                                    ----                 -------
Total General Unsecured                                                -                       -

Subordinated Claims                                                    -                       -
                                                                    ----                 -------
  Total                                                              0.2                     0.2

Equity                                                              n.a.                    10.3

                                                                    ----                 -------
  Total Allocated - Stand-Alone                                      0.2                    10.5
                                                                    ====                 =======

-----------------------------------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

  APPENDIX C-I

VICTORY GARDEN POWER PARTNERS I L.L.C.
($'s in millions)

        UNSECURED RECOVERY %
---------------------------------------
PLAN GENERAL UNSECURED                              75.7%
PLAN GUARANTEE                                       0.0%
Stand-Alone General Unsecured                      100.0%
Modified Consolidated General Unsecured             19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                             DEBTOR'S STAND ALONE ASSETS
                                                                             ---------------------------
                                                                             FACE    STAND-ALONE VALUE
                                                                             ----    -----------------
Cash                                                                         n.a.             0.4
Directly Held Assets to be Liquidated                                        n.a.             5.1
Interests in PGE to be Liquidated                                            n.a.               -
Directly Held Assets Transferred to CrossCountry                             n.a.               -
Directly Held Assets Transferred to Prisma                                   n.a.               -
Directly Held Trading Book Assets                                            n.a.               -
                                                                                          -------
  Total Directly Held Assets                                                                  5.5

Intercompany Post Petition Receivables from Debtors                           0.1             0.1

Intercompany Pre Petition Receivables from Debtors
EREC Subsidiary II, LLC (f/k/a Enron Wind Constructors Corp.)                 2.5             1.4
EREC Subsidiary I, LLC (f/k/a Enron Wind Systems, Inc.)                       0.2             0.1
EREC Subsidiary IV, LLC (f/k/a Enron Wind Maintenance Corp.)                  0.5               -
                                                                                -               -
Other                                                                           -               -
                                                                             ----         -------
  Total                                                                       3.2             1.5

Intercompany Receivables from Non-Debtors
Zond Windsystem Energy Associates III                                         0.7             0.7
                                                                                -               -
                                                                                -               -
                                                                                -               -
Other                                                                           -               -
                                                                             ----         -------
  Total                                                                       0.7             0.7

Equity / Preferred Equity Interests in Affiliates

                                                                             n.a.               -
                                                                             n.a.               -
                                                                             n.a.               -
                                                                             n.a.               -
Other                                                                        n.a.               -
                                                                                          -------
  Total                                                                                         -

                                                                                          -------
 Total Allocated - Stand-Alone                                                                7.8
                                                                                          =======

                                                                    CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                                    -----------------------------------
                                                                    FACE              STAND-ALONE VALUE
                                                                    ----              -----------------
Administrative Claims (Post Petition)                                0.2                     0.2
Secured Claims                                                         -                       -
Priority Claims                                                        -                       -
Intercompany Payables Post Petition                                  0.1                     0.1
                                                                    ----                 -------
  Total Administrative, Secured & Priority                           0.3                     0.3

Pre Petition General Unsecured Claims
Debt                                                                   -                       -
SPE Obligations                                                        -                       -
Guarantee Obligations                                                  -                       -
Trade & A/P Liabilities                                              0.3                     0.3
Other Liabilities                                                    0.0                     0.0

Intercompany Payables Pre Petition
EREC Subsidiary V, LLC (f/k/a Enron Wind Corp.)                      0.2                     0.2
                                                                       -                       -
                                                                       -                       -
                                                                       -                       -
Other Debtors                                                          -                       -
                                                                       -                       -
                                                                       -                       -
                                                                       -                       -
                                                                       -                       -
Other Non-Debtors                                                      -                       -
                                                                    ----                 -------
  Total Intercompany Payables                                        0.2                     0.2

                                                                    ----                 -------
Total General Unsecured                                              0.5                     0.5

Subordinated Claims                                                    -                       -
                                                                    ----                 -------
  Total                                                              0.8                     0.8

Equity                                                              n.a.                     7.1

                                                                    ----                 -------
  Total Allocated - Stand-Alone                                      0.8                     7.8
                                                                    ====                 =======

-----------------------------------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

  APPENDIX C-I

ZOND MINNESOTA CONSTRUCTION COMPANY LLC
($'s in millions)

        UNSECURED RECOVERY %
---------------------------------------
PLAN GENERAL UNSECURED                             38.3%
PLAN GUARANTEE                                      0.0%
Stand-Alone General Unsecured                      46.5%
Modified Consolidated General Unsecured            19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                             DEBTOR'S STAND ALONE ASSETS
                                                                             ---------------------------
                                                                             FACE    STAND-ALONE VALUE
                                                                             ----    -----------------
Cash                                                                         n.a.               -
Directly Held Assets to be Liquidated                                        n.a.               -
Interests in PGE to be Liquidated                                            n.a.               -
Directly Held Assets Transferred to CrossCountry                             n.a.               -
Directly Held Assets Transferred to Prisma                                   n.a.               -
Directly Held Trading Book Assets                                            n.a.               -
                                                                                          -------
  Total Directly Held Assets                                                                    -

Intercompany Post Petition Receivables from Debtors                             -               -

Intercompany Pre Petition Receivables from Debtors
EREC Subsidiary III, LLC (f/k/a Enron Wind Energy Systems Corp.)             28.0            16.4
EREC Subsidiary I, LLC (f/k/a Enron Wind Systems, Inc.)                       1.7             1.1
EREC Subsidiary V, LLC (f/k/a Enron Wind Corp.)                               0.9             0.3
                                                                                -               -
Other                                                                           -               -
                                                                             ----         -------
  Total                                                                      30.6            17.8

Intercompany Receivables from Non-Debtors

                                                                                -               -
                                                                                -               -
                                                                                -               -
                                                                                -               -
Other                                                                           -               -
                                                                             ----         -------
  Total                                                                         -               -

Equity / Preferred Equity Interests in Affiliates

                                                                             n.a.               -
                                                                             n.a.               -
                                                                             n.a.               -
                                                                             n.a.               -
Other                                                                        n.a.               -
                                                                                          -------
  Total                                                                                         -

                                                                                          -------
 Total Allocated - Stand-Alone                                                               17.8
                                                                                          =======

                                                                    CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                                    -----------------------------------
                                                                    FACE              STAND-ALONE VALUE
                                                                    ----              -----------------
Administrative Claims (Post Petition)                                0.6                     0.6
Secured Claims                                                         -                       -
Priority Claims                                                        -                       -
Intercompany Payables Post Petition                                  0.0                     0.0
                                                                    ----                 -------
  Total Administrative, Secured & Priority                           0.6                     0.6

Pre Petition General Unsecured Claims
Debt                                                                   -                       -
SPE Obligations                                                        -                       -
Guarantee Obligations                                                  -                       -
Trade & A/P Liabilities                                                -                       -
Other Liabilities                                                   35.0                    16.3

Intercompany Payables Pre Petition
EREC Subsidiary II, LLC (f/k/a Enron Wind Constructors Corp.)        1.5                     0.7
Enron Wind Lake Benton LLC                                           0.5                     0.2
Enron Corp.                                                          0.0                     0.0
Enron Wind Development Corp.                                         0.0                     0.0
Other Debtors                                                          -                       -
                                                                       -                       -
                                                                       -                       -
                                                                       -                       -
                                                                       -                       -
Other Non-Debtors                                                      -                       -
                                                                    ----                 -------
  Total Intercompany Payables                                        2.0                     0.9

                                                                    ----                 -------
Total General Unsecured                                             37.0                    17.2

Subordinated Claims                                                    -                       -
                                                                    ----                 -------
  Total                                                             37.6                    17.8

Equity                                                              n.a.                       -

                                                                    ----                 -------
  Total Allocated - Stand-Alone                                     37.6                    17.8
                                                                    ====                 =======

-----------------------------------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

  APPENDIX C-I

ZOND PACIFIC, INC.
($'s in millions)

        UNSECURED RECOVERY %
---------------------------------------
PLAN GENERAL UNSECURED                              5.7%
PLAN GUARANTEE                                      0.0%
Stand-Alone General Unsecured                       0.0%
Modified Consolidated General Unsecured            19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                             DEBTOR'S STAND ALONE ASSETS
                                                                             ---------------------------
                                                                             FACE    STAND-ALONE VALUE
                                                                             ----    -----------------
Cash                                                                         n.a.               -
Directly Held Assets to be Liquidated                                        n.a.             0.0
Interests in PGE to be Liquidated                                            n.a.               -
Directly Held Assets Transferred to CrossCountry                             n.a.               -
Directly Held Assets Transferred to Prisma                                   n.a.               -
Directly Held Trading Book Assets                                            n.a.               -
                                                                                          -------
  Total Directly Held Assets                                                                  0.0

Intercompany Post Petition Receivables from Debtors                             -               -

Intercompany Pre Petition Receivables from Debtors

                                                                                -               -
                                                                                -               -
                                                                                -               -
                                                                                -               -
Other                                                                           -               -
                                                                             ----         -------
  Total                                                                         -               -

Intercompany Receivables from Non-Debtors

                                                                                -               -
                                                                                -               -
                                                                                -               -
                                                                                -               -
Other                                                                           -               -
                                                                             ----         -------
  Total                                                                         -               -

Equity / Preferred Equity Interests in Affiliates

                                                                             n.a.               -
                                                                             n.a.               -
                                                                             n.a.               -
                                                                             n.a.               -
Other                                                                        n.a.               -
                                                                                          -------
  Total                                                                                         -

                                                                                          -------
 Total Allocated - Stand-Alone                                                                0.0
                                                                                          =======

                                                                    CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                                    -----------------------------------
                                                                    FACE              STAND-ALONE VALUE
                                                                    ----              -----------------
Administrative Claims (Post Petition)                                0.2                     0.0
Secured Claims                                                         -                       -
Priority Claims                                                        -                       -
Intercompany Payables Post Petition                                  0.0                     0.0
                                                                    ----                 -------
  Total Administrative, Secured & Priority                           0.2                     0.0

Pre Petition General Unsecured Claims
Debt                                                                   -                       -
SPE Obligations                                                        -                       -
Guarantee Obligations                                                  -                       -
Trade & A/P Liabilities                                                -                       -
Other Liabilities                                                      -                       -

Intercompany Payables Pre Petition
EREC Subsidiary I, LLC (f/k/a Enron Wind Systems, Inc.)              0.4                       -
EREC Subsidiary V, LLC (f/k/a Enron Wind Corp.)                      0.1                       -
Enron Corp.                                                          0.0                       -
                                                                       -                       -
Other Debtors                                                          -                       -
                                                                       -                       -
                                                                       -                       -
                                                                       -                       -
                                                                       -                       -
Other Non-Debtors                                                      -                       -
                                                                    ----                 -------
  Total Intercompany Payables                                        0.5                       -

                                                                    ----                 -------
Total General Unsecured                                              0.5                       -

Subordinated Claims                                                    -                       -
                                                                    ----                 -------
  Total                                                              0.7                     0.0

Equity                                                              n.a.                       -

                                                                    ----                 -------
  Total Allocated - Stand-Alone                                      0.7                     0.0
                                                                    ====                 =======

-----------------------------------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

  APPENDIX C-I

ZWHC LLC
($'s in millions)

        UNSECURED RECOVERY %
---------------------------------------
PLAN GENERAL UNSECURED                              75.7%
PLAN GUARANTEE                                       0.0%
Stand-Alone General Unsecured                      100.0%
Modified Consolidated General Unsecured             19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                             DEBTOR'S STAND ALONE ASSETS
                                                                             ---------------------------
                                                                             FACE    STAND-ALONE VALUE
                                                                             ----    -----------------
Cash                                                                         n.a.             3.1
Directly Held Assets to be Liquidated                                        n.a.             7.0
Interests in PGE to be Liquidated                                            n.a.               -
Directly Held Assets Transferred to CrossCountry                             n.a.               -
Directly Held Assets Transferred to Prisma                                   n.a.               -
Directly Held Trading Book Assets                                            n.a.               -
                                                                                          -------
  Total Directly Held Assets                                                                 10.1

Intercompany Post Petition Receivables from Debtors                             -               -

Intercompany Pre Petition Receivables from Debtors
Enron Wind Development Corp.                                                  0.3             0.3
EREC Subsidiary II, LLC (f/k/a Enron Wind Constructors Corp.)                 0.4             0.2
EREC Subsidiary III, LLC (f/k/a Enron Wind Energy Systems Corp.)              0.2             0.1
Green Power Partners I LLC                                                    0.1             0.1
Other                                                                         0.1             0.1
                                                                             ----         -------
  Total                                                                       1.1             0.8

Intercompany Receivables from Non-Debtors

                                                                                -               -
                                                                                -               -
                                                                                -               -
                                                                                -               -
Other                                                                           -               -
                                                                             ----         -------
  Total                                                                         -               -

Equity / Preferred Equity Interests in Affiliates

Sagebrush Partner Twenty, Inc.                                               n.a.               -
                                                                             n.a.               -
                                                                             n.a.               -
                                                                             n.a.               -
Other                                                                        n.a.               -
                                                                                          -------
  Total                                                                                         -

                                                                                          -------
 Total Allocated - Stand-Alone                                                               10.9
                                                                                          =======

                                                                    CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                                    -----------------------------------
                                                                    FACE              STAND-ALONE VALUE
                                                                    ----              -----------------
Administrative Claims (Post Petition)                                0.8                     0.8
Secured Claims                                                         -                       -
Priority Claims                                                        -                       -
Intercompany Payables Post Petition                                  0.9                     0.9
                                                                    ----                 -------
  Total Administrative, Secured & Priority                           1.7                     1.7

Pre Petition General Unsecured Claims
Debt                                                                   -                       -
SPE Obligations                                                        -                       -
Guarantee Obligations                                                  -                       -
Trade & A/P Liabilities                                                -                       -
Other Liabilities                                                    0.3                     0.3

Intercompany Payables Pre Petition
EREC Subsidiary V, LLC (f/k/a Enron Wind Corp.)                      1.2                     1.2
                                                                       -                       -
                                                                       -                       -
                                                                       -                       -
Other Debtors                                                          -                       -
                                                                       -                       -
                                                                       -                       -
                                                                       -                       -
                                                                       -                       -
Other Non-Debtors                                                      -                       -
                                                                    ----                 -------
  Total Intercompany Payables                                        1.2                     1.2

                                                                    ----                 -------
Total General Unsecured                                              1.5                     1.5

Subordinated Claims                                                    -                       -
                                                                    ----                 -------
  Total                                                              3.2                     3.2

Equity                                                              n.a.                     7.7

                                                                    ----                 -------
  Total Allocated - Stand-Alone                                      3.2                    10.9
                                                                    ====                 =======

-----------------------------------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

   APPENDIX C-II

($'s in millions)

        UNSECURED RECOVERY %
---------------------------------------
PLAN GENERAL UNSECURED                           n.a.
PLAN GUARANTEE                                   n.a.
Stand-Alone General Unsecured                    n.a.
Modified Consolidated General Unsecured          19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized. Refer to the 180 schedules in Appendix C-I for information regarding the assets, claims and value allocations for each Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated.

                                                                             DEBTORS' MOD. SUBCON ASSETS
                                                                             ---------------------------
                                                                               FACE    STAND-ALONE VALUE
                                                                             --------  -----------------
Cash                                                                             n.a.        3,999.7
Directly Held Assets to be Liquidated                                            n.a.        1,202.2
Interests in PGE to be Liquidated                                                n.a.        1,278.0
Directly Held Assets Transferred to CrossCountry                                 n.a.          711.6
Directly Held Assets Transferred to Prisma                                       n.a.           32.3
Directly Held Trading Book Assets                                                n.a.        1,026.2
                                                                                            --------
  Total Directly Held Assets                                                                 8,250.0

Intercompany Post Petition Receivables from Debtors                                 -              -

Intercompany Pre Petition Receivables from Debtors
Portland General Holdings, Inc.                                                  37.8           20.7
                                                                                    -              -
                                                                                    -              -
                                                                                    -              -
Other                                                                               -              -
                                                                             --------       --------
  Total                                                                          37.8           20.7

Intercompany Receivables from Non-Debtors
Enron Intermediate Holdings, LLC                                              1,539.6          742.2
Enron Brazil Power Holdings IV Ltd.                                             311.7          153.4
ECT Europe, Inc.                                                                200.6          129.0
Enron Capital Management III Limited Partnership                                 87.2           87.2
Other                                                                        10,463.3          853.9
                                                                             --------       --------
  Total                                                                      12,602.4        1,965.7

Equity / Preferred Equity Interests in Affiliates
Transwestern Holding Company, Inc.                                               n.a.          578.2
Enron Canada Corp.                                                               n.a.          466.9
Organizational Partner, Inc.                                                     n.a.          256.4
Northern Plains Natural Gas Company                                              n.a.          213.4
Other                                                                            n.a.        2,026.7
                                                                                            --------
  Total                                                                                      3,541.6

                                                                                            --------
 Total Allocated - Mod. SubCon                                                              13,777.9
                                                                                            ========

                                                                           CLAIMS AGAINST AND EQUITY IN DEBTORS
                                                                           ------------------------------------
                                                                             FACE             MOD. SUBCON VALUE
                                                                           --------           -----------------
Administrative Claims (Post Petition)                                       1,274.6                 1,274.6
Secured Claims                                                                102.8                   102.8
Priority Claims                                                               258.5                   258.5
Intercompany Payables Post Petition                                            73.4                    73.4
                                                                           --------                --------
  Total Administrative, Secured & Priority                                  1,709.4                 1,709.4

Pre Petition General Unsecured Claims
Debt                                                                       10,587.2                 2,018.9
SPE Obligations                                                            18,833.2                 3,591.4
Guarantee Obligations                                                       5,175.2                   986.9
Trade & A/P Liabilities                                                     5,992.9                 1,142.8
Other Liabilities                                                          14,345.7                 2,735.6

Subordinated Claims                                                           954.7                   182.1

                                                                           --------                --------
Total General Unsecured                                                    55,889.0                10,657.7

Intercompany Payables Pre Petition
Chiricahua V LLC                                                              953.8                   181.9
Transwestern Pipeline Company                                                 819.4                   156.3
Enron Canada Corp.                                                            557.3                   106.3
Chiricahua IX LLC                                                             487.5                    93.0
Other Non-Debtors                                                           4,580.4                   873.5
                                                                           --------                --------
  Total Intercompany Payables                                               7,398.4                 1,410.8

                                                                           --------                --------
  Total                                                                    64,996.8                13,777.9

Equity                                                                        n.a.                       -

                                                                           --------                --------
  Total Allocated - Mod. SubCon                                            64,996.8                13,777.9
                                                                           ========                ========

-----------------------------------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

  APPENDIX C-III

($'s in millions)

        UNSECURED RECOVERY %
---------------------------------------
PLAN GENERAL UNSECURED                           n.a.
PLAN GUARANTEE                                   n.a.
Stand-Alone General Unsecured                    n.a.
Modified Consolidated General Unsecured          21.0%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were not recognized. Refer to the 180 schedules in Appendix C-I for information regarding the assets, claims and value allocations for each Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims. And Appendix C-II for the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized.

                                                                             DEBTORS' APPENDIX C-3 ASSETS
                                                                             ----------------------------
                                                                               FACE     STAND-ALONE VALUE
                                                                             --------   -----------------
Cash                                                                             n.a.         3,999.7
Directly Held Assets to be Liquidated                                            n.a.         1,202.2
Interests in PGE to be Liquidated                                                n.a.         1,278.0
Directly Held Assets Transferred to CrossCountry                                 n.a.           711.6
Directly Held Assets Transferred to Prisma                                       n.a.            32.3
Directly Held Trading Book Assets                                                n.a.         1,026.2
                                                                                             --------
  Total Directly Held Assets                                                                  8,250.0

Intercompany Post Petition Receivables from Debtors                                 -               -

Intercompany Pre Petition Receivables from Debtors
Portland General Holdings, Inc.                                                  37.8            20.7
                                                                                    -               -
                                                                                    -               -
                                                                                    -               -
Other                                                                               -               -
                                                                             --------        --------
  Total                                                                          37.8            20.7

Intercompany Receivables from Non-Debtors
Enron Intermediate Holdings, LLC                                              1,539.6           770.6
Enron Brazil Power Holdings IV Ltd.                                             311.7           153.4
ECT Europe, Inc.                                                                200.6           129.3
Enron Capital Management III Limited Partnership                                 87.2            87.2
Other                                                                        10,463.3           861.8
                                                                             --------        --------
  Total                                                                      12,602.4         2,002.4

Equity / Preferred Equity Interests in Affiliates
Transwestern Holding Company, Inc.                                               n.a.           594.3
Enron Canada Corp.                                                               n.a.           478.1
Organizational Partner, Inc.                                                     n.a.           271.5
Northern Plains Natural Gas Company                                              n.a.           215.8
Other                                                                            n.a.         2,102.2
                                                                                             --------
  Total                                                                                       3,662.0

                                                                                             --------
 Total Allocated - App. C-3                                                                  13,935.0
                                                                                             ========

                                                                             CLAIMS AGAINST AND EQUITY IN DEBTORS
                                                                             ------------------------------------
                                                                               FACE                APP. C-3 VALUE
                                                                             --------              --------------
Administrative Claims (Post Petition)                                         1,274.6                  1,274.6
Secured Claims                                                                  102.8                    102.8
Priority Claims                                                                 258.5                    258.5
Intercompany Payables Post Petition                                              73.4                     73.4
                                                                             --------                 --------
  Total Administrative, Secured & Priority                                    1,709.4                  1,709.4

Pre Petition General Unsecured Claims
Debt                                                                         10,587.2                  2,227.3
SPE Obligations                                                              18,833.2                  3,962.1
Guarantee Obligations                                                               -                        -
Trade & A/P Liabilities                                                       5,992.9                  1,260.8
Other Liabilities                                                            14,345.7                  3,018.0

Subordinated Claims                                                             954.7                    200.8

                                                                             --------                 --------
Third Party Unsecured                                                        50,713.7                 10,669.1


Intercompany Payables Pre Petition
Chiricahua V LLC                                                                953.8                    200.7
Transwestern Pipeline Company                                                   819.4                    172.4
Enron Canada Corp.                                                              557.3                    117.3
Chiricahua IX LLC                                                               487.5                    102.6
Other Non-Debtors                                                             4,580.4                    963.6
                                                                             --------                 --------
  Total Intercompany Payables                                                 7,398.4                  1,556.5

                                                                             --------                 --------
  Total                                                                      59,821.6                 13,935.0

Equity                                                                           n.a.                        -

                                                                             --------                 --------
  Total Allocated - App. C-3                                                 59,821.6                 13,935.0
                                                                             ========                 ========

-----------------------------------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

                 APPENDIX D: FILING OF SCHEDULES AND STATEMENTS

                 APPENDIX D: FILING OF SCHEDULES AND STATEMENTS

                                                                                                                      DATE
                                                             DATE SCHEDULES AND                                   APPLICABILITY
                    ENTITY                      CASE NUMBER    STATEMENT FILED        CLAIMS BAR DATE            ORDER ENTERED(1)
                    ------                      -----------  ------------------       ---------------            ----------------
1.    Enron Metals & Commodity Corp.              01-16033      June 17, 2002         October 15, 2002                  n/a

2.    Enron Corp.                                 01-16034      June 17, 2002         October 15, 2002                  n/a

3.    Enron North America Corp.                   01-16035      June 17, 2002         October 15, 2002                  n/a

4.    Enron Power Marketing, Inc.                 01-16036      June 17, 2002         October 15, 2002                  n/a

5.    PBOG Corp.                                  01-16037      June 17, 2002         October 15, 2002                  n/a

6.    Smith Street Land Company                   01-16038      June 17, 2002         October 15, 2002                  n/a

7.    Enron Broadband Services, Inc.              01-16039      June 17, 2002         October 15, 2002                  n/a

8.    Enron Energy Services Operations, Inc.      01-16040      June 17, 2002         October 15, 2002                  n/a

9.    Enron Energy Marketing Corp.                01-16041      June 17, 2002         October 15, 2002                  n/a

10.   Enron Energy Services, Inc.                 01-16042      June 17, 2002         October 15, 2002                  n/a

11.   Enron Energy Services, LLC                  01-16043      June 17, 2002         October 15, 2002                  n/a

12.   Enron Transportation Services Company       01-16044      June 17, 2002         October 15, 2002                  n/a

13.   BAM Leasing Company (correct legal          01-16045      June 17, 2002         October 15, 2002                  n/a
      entity BAM Lease Company)

14.   ENA Asset Holdings L.P.                     01-16046      June 17, 2002         October 15, 2002                  n/a

15.   Enron Gas Liquids, Inc.                     01-16048      June 17, 2002         October 15, 2002                  n/a

16.   Enron Global Markets LLC                    01-16076      June 17, 2002         October 15, 2002            January 15, 2002

17.   Enron Net Works LLC                         01-16078      June 17, 2002         October 15, 2002            January 15, 2002

18.   Enron Industrial Markets LLC                01-16080      June 17, 2002         October 15, 2002            January 15, 2002

19.   Operational Energy Corp.                    01-16109      June 17, 2002         October 15, 2002            January 25, 2002

20.   Enron Engineering & Construction            01-16110      June 17, 2002         October 15, 2002            January 15, 2002
      Company

21.   Enron Engineering & Operational             01-16111      June 17, 2002         October 15, 2002            January 15, 2002
      Services Company

22.   Garden State Paper Company, LLC             01-16280      June 17, 2002         October 15, 2002           December 21, 2001

23.   Palm Beach Development Company, L.L.C.      01-16319      June 17, 2002         October 15, 2002            January 15, 2002

24.   Tenant Services, Inc.                       01-16428      June 17, 2002         October 15, 2002            January 15, 2002

25.   Enron Energy Information Solutions, Inc.    01-16429      June 17, 2002         October 15, 2002            January 15, 2002

26.   EESO Merchant Investments, Inc.             01-16430      June 17, 2002         October 15, 2002            January 15, 2002

27.   Enron Federal Solutions, Inc.               01-16431      June 17, 2002         October 15, 2002            January 15, 2002

28.   Enron Freight Markets Corp.                 01-16467      June 17, 2002         October 15, 2002            January 15, 2002

29.   Enron Broadband Services, L.P.              01-16483      June 17, 2002         October 15, 2002            January 15, 2002

30.   Enron Energy Services North America, Inc.   02-10007      June 17, 2002         October 15, 2002            January 31, 2002

31.   Enron LNG Marketing LLC                     02-10038      June 17, 2002         October 15, 2002            January 15, 2002

----------

(1) This column identifies the date an Applicability Order was entered by the Bankruptcy Court for each Debtor, but should not be construed to mean that all Applicability Orders are identical in relief. The specific Applicability Order for a particular Debtor should be reviewed to determine the effect of such Applicability Order on such Debtor. The notation "n/a" indicates that no Applicability Order was entered because the Debtor filed on the Initial Petition Date.

                                                                                                                     DATE
                                                             DATE SCHEDULES AND                                  APPLICABILITY
                    ENTITY                      CASE NUMBER    STATEMENT FILED        CLAIMS BAR DATE           ORDER ENTERED(1)
                    ------                      -----------  ------------------       ---------------           ----------------
32.   Calypso Pipeline, LLC                       02-10059      June 17, 2002         October 15, 2002            January 15, 2002

33.   Enron Global LNG LLC                        02-10060      June 17, 2002         October 15, 2002            January 15, 2002

34.   Enron International Fuel Management         02-10061      June 17, 2002         October 15, 2002            January 15, 2002
      Company

35.   Enron Natural Gas Marketing Corp.           02-10132      June 17, 2002         October 15, 2002             July 26, 2002

36.   ENA Upstream Company LLC                    02-10232      June 17, 2002         October 15, 2002            January 31, 2002

37.   Enron Liquid Fuels, Inc.                    02-10252      June 17, 2002         October 15, 2002            January 31, 2002

38.   Enron LNG Shipping Company                  02-10346      June 17, 2002         October 15, 2002            January 31, 2002

39.   Enron Property & Services Corp.             02-10464      June 17, 2002         October 15, 2002            February 5, 2002

40.   Enron Capital & Trade Resources             02-10613      June 17, 2002         October 15, 2002                Pending
      International Corp.

41.   Enron Communications Leasing Corp.          02-10632      June 17, 2002         October 15, 2002           February 15, 2002

42.   Enron Wind Corp.                            02-10743      June 17, 2002         October 15, 2002           February 22, 2002

43.   Enron Wind Systems, Inc.                    02-10747      June 17, 2002         October 15, 2002           February 22, 2002

44.   Enron Wind Energy Systems Corp.             02-10748      June 17, 2002         October 15, 2002           February 22, 2002

45.   Enron Wind Maintenance Corp.                02-10751      June 17, 2002         October 15, 2002           February 22, 2002

46.   Enron Wind Constructors Corp.               02-10755      June 17, 2002         October 15, 2002           February 22, 2002

47.   EREC Subsidiary I, LLC (Enron Wind          02-10757      June 17, 2002         October 15, 2002           February 22, 2002
      Systems, LLC as of 4/19/02)

48.   EREC Subsidiary II, LLC (Enron Wind         02-10760      June 17, 2002         October 15, 2002           February 22, 2002
      Constructors LLC as of 4/19/02)

49.   EREC Subsidiary III, LLC (Enron Wind        02-10761      June 17, 2002         October 15, 2002           February 22, 2002
      Energy Systems LLC as of 4/19/02)

50.   EREC Subsidiary IV, LLC (Enron Wind         02-10764      June 17, 2002         October 15, 2002           February 22, 2002
      Maintenance LLC as of 4/19/02)

51.   EREC Subsidiary V, LLC (Enron Wind LLC      02-10766      June 17, 2002         October 15, 2002           February 22, 2002
      as of 4/19/02)

52.   Intratex Gas Company                        02-10939      July 16, 2002         October 15, 2002             March 12, 2002

53.   Enron Processing Properties, Inc.           02-11123      July 25, 2002         October 15, 2002             March 19, 2002

54.   Enron Methanol Company                      02-11239      July 30, 2002         October 15, 2002             March 21, 2002

55.   Enron Ventures Corp.                        02-11242      July 30, 2002         October 15, 2002             March 21, 2002

56.   Enron Mauritius Company                     02-11267      July 30, 2002         October 15, 2002             March 29, 2002

57.   Enron India Holdings Ltd.                   02-11268      July 30, 2002         October 15, 2002             March 29, 2002

58.   Offshore Power Production C.V.              02-11272      July 30, 2002         October 15, 2002             March 29, 2002

59.   The New Energy Trading Company              02-11824     August 28, 2002        October 31, 2002             April 18, 2002

60.   EES Service Holdings, Inc.                  02-11884     August 28, 2002        October 31, 2002                Pending

61.   Enron Wind Development LLC                  02-12104    September 13, 2002      December 2, 2002              May 3, 2002

62.   ZWHC LLC                                    02-12105    September 13, 2002      December 2, 2002              May 3, 2002

63.   Zond Pacific, LLC                           02-12106    September 13, 2002      December 2, 2002              May 3, 2002

64.   Enron Reserve Acquisition Corp.             02-12347    September 30, 2002      December 2, 2002              May 24, 2002

65.   National Energy Production Corporation      02-12398    September 30, 2002      December 2, 2002              May 24, 2002
      (EPC Estate Services, Inc. as of
      9/18/02)

66.   Enron Power & Industrial Construction       02-12400    September 30, 2002      December 2, 2002              May 24, 2002
      Company

67.   NEPCO Power Procurement Company             02-12402    September 30, 2002      December 2, 2002              May 21, 2002

68.   NEPCO Services International, Inc.          02-12403    September 30, 2002      December 2, 2002              May 21, 2002

                                                                                                                     DATE
                                                             DATE SCHEDULES AND                                  APPLICABILITY
                    ENTITY                      CASE NUMBER    STATEMENT FILED        CLAIMS BAR DATE           ORDER ENTERED(1)
                    ------                      -----------  ------------------       ---------------           ----------------
69.   San Juan Gas Company, Inc.                  02-12902    September 30, 2002      December 2, 2002             June 16, 2002

70.   EBF LLC                                     02-13702    September 30, 2002      December 2, 2002             August 8, 2002

71.   Zond Minnesota Construction Company LLC     02-13723    September 13, 2002      December 2, 2002             August 8, 2002

72.   Enron Fuels International, Inc.             02-14046    December 18, 2002       February 28, 2003          September 5, 2002

73.   E Power Holdings Corp.                      02-14632    December 18, 2002       February 28, 2002           November 7, 2002

74.   EFS Construction Management Services,       02-14885    February 13, 2003        April 30, 2003             October 10, 2002
      Inc.

75.   Enron Management, Inc.                      02-14977    February 13, 2003        April 30, 2003             October 10, 2002

76.   Enron Expat Services, Inc.                  02-15716      March 28, 2003          May 30, 2003             November 21, 2002

77.   Artemis Associates, LLC                     02-16441      March 28, 2003          May 30, 2003              January 3, 2003

78.   Clinton Energy Management Services, Inc.    02-16492      March 28, 2003          May 30, 2003              January 3, 2003

79.   LINGTEC Constructors L.P.                   03-10106      March 28, 2003          May 30, 2003              January 16, 2003

80.   EGS New Ventures Corp.                      03-10673      April 23, 2003          June 30, 2003            February 13, 2003

81.   Louisiana Gas Marketing Company             03-10676      April 23, 2003          June 30, 2003            February 13, 2003

82.   Louisiana Resources Company                 03-10678      April 23, 2003          June 30, 2003            February 13, 2003

83.   LGMI, Inc.                                  03-10681      April 23, 2003          June 30, 2003            February 13, 2003

84.   LRCI, Inc.                                  03-10682      April 23, 2003          June 30, 2003            February 13, 2003

85.   Enron Communications Group, Inc.            03-11364      April 24, 2003          June 30, 2003              March 20, 2003

86.   EnRock Management, LLC                      03-11369      April 24, 2003          June 30, 2003              March 20, 2003

87.   ECI-Texas, L.P.                             03-11371      April 24, 2003          June 30, 2003              March 20, 2003

88.   EnRock, L.P.                                03-11373      April 24, 2003          June 30, 2003              March 20, 2003

89.   ECI-Nevada Corp.                            03-11374      April 24, 2003          June 30, 2003              March 20, 2003

90.   Enron Alligator Alley Pipeline Company      03-12088      June 12, 2003         September 2, 2003            April 10, 2003

91.   Enron Wind Storm Lake I LLC                 03-13151      June 30, 2003         September 2, 2003             May 23, 2003

92.   ECT Merchant Investments Corp.              03-13154       June 6, 2003         September 2, 2003            June 12, 2003

93.   EnronOnline, LLC                            03-13155      June 27, 2003         September 2, 2003             May 23, 2003

94.   St. Charles Development Company, L.L.C.     03-13156      June 13, 2003         September 2, 2003             May 23, 2003

95.   Calcasieu Development Company, L.L.C.       03-13157      June 13, 2003         September 2, 2003             May 23, 2003

96.   Calvert City Power I, L.L.C.                03-13158      June 13, 2003         September 2, 2003             May 23, 2003

97.   Enron ACS, Inc.                             03-13159      June 30, 2003         September 2, 2003             May 23, 2003

98.   LOA, Inc.                                   03-13160      June 23, 2003         September 2, 2003             May 23, 2003

99.   Enron India LLC                             03-13234      June 12, 2003         September 2, 2003             May 22, 2003

100   Enron International Inc.                    03-13235      June 12, 2003         September 2, 2003             May 22, 2003

101.  Enron International Holdings Corp.          03-13236      June 12, 2003         September 2, 2003             May 22, 2003

102.  Enron Middle East LLC                       03-13237      June 12, 2003         September 2, 2003             May 22, 2003

103.  Enron WarpSpeed Services, Inc.              03-13238      June 12, 2003         September 2, 2003             May 22, 2003

104.  Modulus Technologies, Inc.                  03-13239      June 12, 2003         September 2, 2003             May 22, 2003

105.  Enron Telecommunications, Inc.              03-13240      June 12, 2003         September 2, 2003             May 22, 2003

106.  DataSystems Group, Inc.                     03-13241      June 12, 2003         September 2, 2003             May 22, 2003

107.  Risk Management & Trading Corp.             03-13259      June 30, 2003         September 2, 2003             May 22, 2003

108.  Omicron Enterprises, Inc.                   03-13446      June 23, 2003         September 2, 2003            June 12, 2003

109.  EFS I, Inc.                                 03-13447      June 23, 2003         September 2, 2003            June 12, 2003

110.  EFS II, Inc.                                03-13451      June 23, 2003         September 2, 2003            June 12, 2003

                                                                                                                     DATE
                                                             DATE SCHEDULES AND                                  APPLICABILITY
                    ENTITY                      CASE NUMBER    STATEMENT FILED        CLAIMS BAR DATE           ORDER ENTERED(1)
                    ------                      -----------  ------------------       ---------------           ----------------
111.  EFS III, Inc.                               03-13453      June 23, 2003         September 2, 2003            June 12, 2003

112.  EFS V, Inc.                                 03-13454      June 23, 2003         September 2, 2003            June 12, 2003

113.  EFS VI, L.P.                                03-13457      June 23, 2003         September 2, 2003            June 12, 2003

114.  EFS VII, Inc.                               03-13459      June 23, 2003         September 2, 2003            June 12, 2003

115.  EFS IX, Inc.                                03-13460      June 23, 2003         September 2, 2003            June 12, 2003

116.  EFS X, Inc.                                 03-13461      June 30, 2003         September 2, 2003            June 12, 2003

117.  EFS XI, Inc.                                03-13462      June 30, 2003         September 2, 2003            June 12, 2003

118.  EFS XII, Inc.                               03-13463      June 30, 2003         September 2, 2003            June 12, 2003

119.  EFS XV, Inc.                                03-13465      June 30, 2003         September 2, 2003            June 12, 2003

120.  EFS XVII, Inc.                              03-13467      June 23, 2003         September 2, 2003            June 12, 2003

121.  Jovinole Associates                         03-13468      June 23, 2003         September 2, 2003            June 12, 2003

122.  EFS Holdings, Inc.                          03-13469      June 23, 2003         September 2, 2003            June 12, 2003

123.  Enron Operations Services Corp.             03-13489      June 30, 2003         September 2, 2003             June 3, 2003

124.  Green Power Partners I LLC                  03-13500      June 30, 2003         September 2, 2003            June 12, 2003

125.  TLS Investors, L.L.C.                       03-13502      June 30, 2003         September 2, 2003            June 12, 2003

126.  ECT Securities Limited Partnership          03-13644      June 27, 2003         September 2, 2003            June 12, 2003

127.  ECT Securities LP Corp.                     03-13647      June 23, 2003         September 2, 2003            June 12, 2003

128.  ECT Securities GP Corp.                     03-13649      June 23, 2003         September 2, 2003            June 12, 2003

129.  KUCC Cleburne, LLC                          03-13862      June 27, 2003         September 2, 2003            June 24, 2003

130.  Enron International Asset Management        03-13877      June 26, 2003         September 2, 2003            June 24, 2003
      Corp.

131.  Enron Brazil Power Holdings XI Ltd.         03-13878      June 26, 2003         September 2, 2003            June 24, 2003

132.  Enron Holding Company L.L.C.                03-13879      June 23, 2003         September 2, 2003            June 24, 2003

133.  Enron Development Management Ltd.           03-13880      June 23, 2003         September 2, 2003            June 24, 2003

134.  Enron International Korea Holdings          03-13881      June 23, 2003         September 2, 2003            June 24, 2003
      Corp.

135.  Enron Caribe VI Holdings Ltd.               03-13882      June 23, 2003         September 2, 2003            June 24, 2003

136.  Enron International Asia Corp.              03-13883      June 23, 2003         September 2, 2003            June 24, 2003

137.  Enron Brazil Power Investments XI Ltd.      03-13884      June 23, 2003         September 2, 2003            June 24, 2003

138.  Paulista Electrical Distribution, L.L.C.    03-13885      June 26, 2003         September 2, 2003            June 24, 2003

139.  Enron Pipeline Construction Services        03-13915      June 30, 2003         September 2, 2003            June 24, 2003
      Company

140.  Enron Pipeline Services Company             03-13918      June 30, 2003         September 2, 2003            June 24, 2003

141.  Enron Trailblazer Pipeline Company          03-13919      June 30, 2003         September 2, 2003            June 24, 2003

142.  Enron Liquid Services Corp.                 03-13920      June 30, 2003         September 2, 2003            June 24, 2003

143.  Enron Machine and Mechanical Services,      03-13926      June 30, 2003         September 2, 2003            June 24, 2003
      Inc.

144.  Enron Commercial Finance Ltd.               03-13930      June 30, 2003         September 2, 2003            June 24, 2003

145.  Enron Permian Gathering Inc.                03-13949      June 30, 2003         September 2, 2003            June 24, 2003

146.  Transwestern Gathering Company              03-13950      June 30, 2003         September 2, 2003            June 24, 2003

147.  Enron Gathering Company                     03-13952      June 30, 2003         September 2, 2003            June 24, 2003

148.  EGP Fuels Company                           03-13953      June 30, 2003         September 2, 2003            June 24, 2003

149.  Enron Asset Management Resources, Inc.      03-13957      June 30, 2003         September 2, 2003            June 24, 2003

150.  Enron Brazil Power Holdings I Ltd.          03-14053      June 30, 2003         September 2, 2003            June 24, 2003

151.  Enron do Brazil Holdings Ltd/               03-14054      June 30, 2003         September 2, 2003            June 24, 2003

152.  Enron Wind Storm Lake II LLC                03-14065      June 30, 2003         September 2, 2003            June 26, 2003

                                                                                                                     DATE
                                                             DATE SCHEDULES AND                                  APPLICABILITY
                    ENTITY                      CASE NUMBER    STATEMENT FILED        CLAIMS BAR DATE           ORDER ENTERED(1)
                    ------                      -----------  ------------------       ---------------           ----------------
153.  Enron Renewable Energy Corp.                03-14067      June 30, 2003         September 2, 2003            June 26, 2003

154.  Enron Acquisition III Corp.                 03-14068      June 30, 2003         September 2, 2003            June 26, 2003

155.  Enron Wind Lake Benton LLC                  03-14069      June 30, 2003         September 2, 2003            June 26, 2003

156.  Superior Construction Company               03-14070      June 30, 2003         September 2, 2003            June 26, 2003

157.  EFS IV, Inc.                                03-14126      June 30, 2003         September 2, 2003            June 26, 2003

158.  EFS VIII, Inc.                              03-14130      June 30, 2003         September 2, 2003            June 26, 2003

159.  EFS XIII, Inc.                              03-14131      June 30, 2003         September 2, 2003            June 26, 2003

160.  Enron Credit Inc.                           03-14175      June 30, 2003         September 2, 2003             July 3, 2003

161.  Enron Power Corp.                           03-14176      June 30, 2003         September 2, 2003             July 3, 2003

162.  Richmond Power Enterprise, L.P.             03-14177      June 30, 2003         September 2, 2003             July 3, 2003

163.  ECT Strategic Value Corp.                   03-14178      June 30, 2003         September 2, 2003             July 3, 2003

164.  Enron Development Funding Ltd.              03-14185      June 30, 2003         September 2, 2003             July 3, 2003

165.  Atlantic Commercial Finance Inc.            03-14223      June 30, 2003         September 2, 2003             July 3, 2003

166.  The Protane Corporation                     03-14224      June 30, 2003         September 2, 2003             July 3, 2003

167.  Enron Asia Pacific / Africa / China LLC     03-14225      June 30, 2003         September 2, 2003             July 3, 2003

168.  Enron Development Corp.                     03-14226      June 30, 2003         September 2, 2003             July 3, 2003

169.  ET Power 3 LLC                              03-14227      June 30, 2003         September 2, 2003             July 3, 2003

170.  Nowa Sarzyna Holding B.V.                   03-14228      June 30, 2003         September 2, 2003             July 3, 2003

171.  Enron South America LLC                     03-14229      June 30, 2003         September 2, 2003             July 3, 2003

172.  Enron Global Power & Pipelines LLC          03-14230      June 30, 2003         September 2, 2003      August 11, 2003; August
                                                                                                              28, 2003; September 4,
                                                                                                                       2003

173.  Portland General Holdings, Inc.             03-14231      June 30, 2003         September 2, 2003             July 3, 2003

174.  Portland Transition Company, Inc.           03-14232      June 30, 2003         September 2, 2003             July 3, 2003

175.  Cabazon Power Partners LLC                  03-14539      July 31, 2003        September 30, 2003            July 24, 2003

176.  Cabazon Holdings LLC                        03-14540      July 31, 2003        September 30, 2003            July 24, 2003

177.  Enron Caribbean Basin LLC                   03-14862      July 31, 2003        September 30, 2003            August 7, 2003

178.  Victory Garden Power Partners I LLC         03-14871      July 31, 2003        September 30, 2003            August 7, 2003

179.  Oswego Cogen Company, LLC                   03-16566    October ___, 2003       ___________, 2003           October 23, 2003

180.  Enron Equipment Procurement Company         03-16882       ______, 2003         __________, 2003            November 6, 2003

                APPENDIX E: CASES CONSOLIDATED INTO NEWBY ACTION

APPENDIX E: CASES CONSOLIDATED INTO NEWBY ACTION

Cases consolidated into:

          CAUSE NO. H-01-3624; MARK NEWBY V. ENRON CORPORATION, ET AL.;
                    IN THE SOUTHERN DISTRICT OF TEXAS-HOUSTON

                                                                                  ORIGINATING           DATE
                             STYLE                                CAUSE NO.          COURT          CONSOLIDATED
                             -----                                ---------       -----------       ------------

Seth Abrams and Steven Frank, Individually, et al. v. Enron       H-01-3630       SD/TX-Houston      12/12/2001
Corp., et al. [NEWBY0017]

Robert J. Casey, II and Ruth I. Horton, Individually, et al. v.   H-01-3647       SD/TX-Houston      12/12/2001
Enron Corp., et al. [NEWBY0017]

Frank Wilson, on behalf of himself, et al. v. Enron               H-01-3652       SD/TX-Houston      12/12/2001
Corporation, et al. [NEWBY0017]

J. Michael Gottesman, Individually, et al. v. Enron Corp., et     H-01-3660       SD/TX-Houston      12/12/2001
al. [NEWBY0017]

Avigayil Greenberg, Individually, et al. v. Enron Corp., et al.   H-01-3670       SD/TX-Houston      12/12/2001
[NEWBY0017]

Robert Christianson, Individually, et al. v. Enron Corp., et      H-01-3671       SD/TX-Houston      12/12/2001
al. [NEWBY0017]

Ernest Gottdiener, Individually, et al. v. Enron Corp., et al.    H-01-3681       SD/TX-Houston      12/12/2001
[NEWBY0017]

John P. McCarthy Money Purchase Plan, Individually, et al. v.     H-01-3686       SD/TX-Houston      12/12/2001
Enron Corp., et al. [NEWBY0017]

Michael Koroluk, Individually, et al. v. Enron Corp., et al.      H-01-3733       SD/TX-Houston      12/12/2001
[NEWBY0017]

James Brill On Behalf of Himself, et al. v. Enron Corp., et al.   H-01-3734       SD/TX-Houston      12/12/2001
[NEWBY0017]

Elmar A. Busch, Individually, et al. v. Enron Corp., et al.       H-01-3735       SD/TX-Houston      12/12/2001
[NEWBY0017]

Warren Pinchuck, Individually, et al. v. Enron Corp., et al.      H-01-3736       SD/TX-Houston      12/12/2001
[NEWBY0017]

Mahin S. Mashayekh, Individually, et al. v. Enron Corp., et al.   H-01-3737       SD/TX-Houston      12/12/2001
[NEWBY0017]

Muriel P. Kaufman IRA, Individually, et al. v. Enron Corp., et    H-01-3682       SD/TX-Houston      12/12/2001
al. [NEWBY0017]

          CAUSE NO. H-01-3624; MARK NEWBY V. ENRON CORPORATION, ET AL.;
                    IN THE SOUTHERN DISTRICT OF TEXAS-HOUSTON

                                                                                  ORIGINATING           DATE
                             STYLE                                CAUSE NO.          COURT          CONSOLIDATED
                             -----                                ---------       -----------       ------------

Henry H. Steiner, Individually, et al. v. Enron Corp., et al.     H-01-3717       SD/TX-Houston      12/12/2001
[NEWBY0017]

Barbara D. Lee, Individually, et al. v. Enron Corp., et al.       H-01-3789       SD/TX-Houston      12/12/2001
[NEWBY0017]

Patricia D. Parsons v. Enron Corporation, et al. [NEWBY0017]      H-01-3903       SD/TX-Houston      12/12/2001

Pulsier & Associates v. Kenneth L. Lay, et al. [NEWBY0085]        H-01-4356       SD/TX-Houston      12/26/2001

Naomi Raphael, Individually, et al. v. Enron Corp., et al.        H-01-3839       SD/TX-Houston      12/12/2001
[NEWBY0017]

Danielle M. Karcich, UGMA with Andrew J. Karcich Parent and       H-01-3838       SD/TX-Houston      12/12/2001
Natural Guardian, on Behalf of Itself, et al. v. Enron Corp.,
et al. [NEWBY0017]

John & Peggy Odam, et al. v. Enron Corporation, et al.            H-01-3914       SD/TX-Houston      12/12/2001
[NEWBY0017]

David R. Wortham, Individually, et al. v. Enron Corp., et al.     H-02-1831       SD/TX-Houston      6/7/2002
[NEWBY0827]

Frank Anthony Cammarata, III, Individually, et al. v. Enron       H-01-3993       SD/TX-Houston      12/12/2001
Corp., et al. [NEWBY0017]

George Nicoud, on behalf of himself, et al. v. Enron Corp., et    H-01-4009       SD/TX-Houston      12/12/2001
al. [NEWBY0017]

Archdiocese of Milwaukee Supporting Fund, Inc., Individually,     H-01-4071       SD/TX-Houston      12/12/2001
et al. v. Enron Corp., et al. [NEWBY0017]

Victor Ronald Frangione v. Enron Corp., et al. [NEWBY0017]        H-01-3889       SD/TX-Houston      12/12/2001

Amalgamated Bank, as Trustee for the Longview Collective          H-01-4198       SD/TX-Houston      12/12/2001
Investment Fund, et al. v. Kenneth L. Lay, et al. [NEWBY0017]

Kenneth Franklin, et al, v. Enron Corp., et al. [NEWBY0017]       H-01-4106       SD/TX-Houston      12/12/2001

James J. Daly, as Trustee of the James J. Daly IRA Rollover, et   H-01-4189       SD/TX-Houston      12/12/2001
al. v. Enron Corp., et al. [NEWBY0017]

John Morton Elliott IRA v. Kenneth L. Lay, et al. [NEWBY0084]     H-01-4370       SD/TX-Houston      12/26/2001

          CAUSE NO. H-01-3624; MARK NEWBY V. ENRON CORPORATION, ET AL.;
                    IN THE SOUTHERN DISTRICT OF TEXAS-HOUSTON

                                                                                  ORIGINATING           DATE
                             STYLE                                CAUSE NO.          COURT          CONSOLIDATED
                             -----                                ---------       -----------       ------------

William E. Davis and Roxann Davis, Individually, et al. v.        H-02-1830       SD/TX-Houston      6/7/2002
Enron Corp., et al. [NEWBY0827]

John Anson, Individually, et al. v. Kenneth L. Lay, et al.        H-02-1827       SD/TX-Houston      6/7/2002
[NEWBY0827]

Leslie H. Duncan, Individually, et al. v. Kenneth L. Lay, et      H-02-1828       SD/TX-Houston      6/7/2002
al. [NEWBY0827]

John Barnett, Individually, et al. v. Kenneth L. Lay, et al.      H-02-1826       SD/TX-Houston      6/7/2002
[NEWBY0827]

Shelly Douglass, Individually, et al. v. Kenneth L. Lay, et al.   H-02-1825       SD/TX-Houston      6/7/2002
[NEWBY0827]

Stephen Phillips, Individually, et al. v. Kenneth L. Lay, et      H-02-1829       SD/TX-Houston      6/7/2002
al. [NEWBY0827]

Phil E. Parham and Peggy A. Parham, Individually, et al. v.       H-02-1833       SD/TX-Houston      6/7/2002
Kenneth L. Lay, et al. [NEWBY0827]

Stephen A. McIntyre, Individually, et al. v. Kenneth L. Lay, et   H-02-1923       SD/TX-Houston      6/15/2002
al. [NEWBY0877]

Ralph A. Wilt, Jr. v. Andrew S. Fastow, et al. [NEWBY0303]        H-02-0576       SD/TX-Houston      2/18/2002

Jacob Blaz, on Behalf of Himself et al.v. Robert A. Belfer, et    H-02-1150       SD/TX-Houston      4/15/2002
al. [NEWBY0475]

Henry P. Blaskie, Jr. v. Kenneth L. Lay, et al. [NEWBY0423]       H-02-1108       SD/TX-Houston      3/28/2002

Mary Bain Pearson, et al. v. Andrew s. Fastow, et al.             H-02-670        SD/TX-Houston      2/26/2002
[NEWBY0324]

Barbara G. Smith and George Hasegawa, Individually, et al. v.     H-02-2323       SD/TX-Houston      6/27/2002
Kenneth L. Lay, et al. [NEWBY0948]

Enron Stockholders United, Inc., a Colorado non-profit            H-02-2903       SD/TX-Houston      8/1/2002
corporation, Assignee v. Kenneth L. Lay, et al. [NEWBY0980]

Harold and Frances Ahlich, et al. v. Arthur Andersen, LLP, et     H-02-0347       SD/TX-Houston      2/1/2002
al.

Peter J. Shortridge, on behalf of himself, et al. v. Jeffrey K.   H-02-2977       SD/TX-Houston      8/19/2002
Skilling, et al. [NEWBY1013]

          CAUSE NO. H-01-3624; MARK NEWBY V. ENRON CORPORATION, ET AL.;
                    IN THE SOUTHERN DISTRICT OF TEXAS-HOUSTON

                                                                                  ORIGINATING           DATE
                             STYLE                                CAUSE NO.          COURT          CONSOLIDATED
                             -----                                ---------       -----------       ------------

Investors Partner Life Insurance Co., et al. v. Kenneth L. Lay,   H-02-1364       SD/TX-Houston      4/15/2002
et al. [NEWBY0456]

William Scoular v. Andrew S. Fastow et al. [NEWBY0307]            H-02-0592       SD/TX-Houston      2/19/2002

Peter M. Norris, et al. v. Arthur Andersen & Co., et al.          H-02-1225       SD/TX-Houston      4/3/2002
[NEWBY0438]

Sidney Kessous, on behalf of himself, et al. v. Kenneth L. Lay,   H-01-4229       SD/TX-Houston      12/18/2001
et al.

Kevin Kueser, general partner for Kevmar Holdings Limited         H-01-4488       SD/TX-Houston      1/3/2002
Partnership, et al. v. Kenneth L. Lay, et al. [NEWBY0102]

Bobby Lutz, Individually, et al. v. Arthur Andersen, L.L.P., et   H-02-1597       SD/TX-Houston      5/13/2002
al. [NEWBY0724]

Washington State Investment Board, et al. v. Kenneth L. Lay, et   H-02-3401       SD/TX-Houston      10/16/2002
al. [NEWBY1086]

Ariel Holdings LLC v. Kenneth L. Lay, et al. [NEWBY0087]          H-01-4493       SD/TX-Houston      12/27/2001

Staro Asset Management, LLC v. Arthur Andersen, LLP, et al.       H-01-4480       SD/TX-Houston      12/28/2001
[NEWBY0088]

Mark T. Spathes, et al. v. Kenneth L. Lay, et al.                 H-01-4308       SD/TX-Houston      12/18/2001

Beatrice Barkin Martial Trust, Allen J. Barkin Trustee v. Enron   H-01-4394       SD/TX-Houston      12/26/2001
Corp., et al. [NEWBY0091]

Dr. Robert Pearlstein v. Kenneth L. Lay, et al. [NEWBY0086]       H-01-4396       SD/TX-Houston      12/26/2001

Jerome F. Paquin, et al. v. Enron Corporation, et al.             H-01-4475       SD/TX-Houston      1/3/2002
[NEWBY0101]

Marcus Oates on Behalf of Himself, et al. v. Kenneth L. Lay, et   H-02-0490       SD/TX-Houston      3/14/2002
al. [NEWBY0375]

Mark E. McKinney, et al, v. Enron Corp., et al. [NEWBY0827]       H-02-1869       SD/TX-Houston      6/7/2002

Morgan Krim v. Kenneth L. Lay, et al. [NEWBY0453]                 H-02-1239       SD/TX-Houston      4/11/2002

Izidor Klein v. Kenneth L. Lay, et al. [NEWBY0104]                H-01-4537       SD/TX-Houston      1/5/2002

          CAUSE NO. H-01-3624; MARK NEWBY V. ENRON CORPORATION, ET AL.;
                    IN THE SOUTHERN DISTRICT OF TEXAS-HOUSTON

                                                                                  ORIGINATING           DATE
                             STYLE                                CAUSE NO.          COURT          CONSOLIDATED
                             -----                                ---------       -----------       ------------
Howard Bruce Klein v. Andrew S. Fastow, et al. [NEWBY0121]        H-02-0117       SD/TX-Houston      1/15/2002

Fathollah Hamedani v. Kenneth L. Lay, et al. [NEWBY0100]          H-01-4431       SD/TX-Houston      1/3/2002

Susan Copley, et al, v. Kenneth L. Lay, et al. [NEWBY0017]        H-01-4168       SD/TX-Houston      12/12/2001

Silvercreek Management Inc., Silvercreek Limited Partnership,     H-02-3185       SD/TX-Houston      9/6/2002
et al. v. Salomon Smith Barney, Inc., et al. [NEWBY1025]

Mike Lange & Reinhardt Lange v. Arthur Andersen, LLP, et al.      H-02-2856       SD/TX-Houston      8/1/2002
[NEWBY0977]

Sherrill R. Thomas v. Arthur Andersen, LLP, et al. [NEWBY1120]    H-02-4136       SD/TX-Houston      11/5/2002

Harold van der Linde, et al. v. Arthur Andersen, LLP, et al.      H-02-4197       SD/TX-Houston      11/20/2002
[NEWBY1153]

David A. Huettner, et al. v. EOTT Energy Partners, et al.         H-02-2984       SD/TX-Houston      8/19/2002
[NEWBY1012]

American National Insurance Company, et al. v. Lehman Brothers    H-02-463        SD/TX-Galveston    7/8/2002
Holdings, Inc., et al.

American National Insurance Company, et al. v. JP Morgan Chase    H-02-299        SD/TX-Galveston    5/14/2002
& Co., et al. [NEWBY0741]

Silvercreek Management Inc., et al. v. Citigroup Inc. et al.      H-03-815        SD/TX-Houston      3/17/2003
[NEWBY1287]

Patrick P. Rogers v. David Bruce Duncan, et al. [NEWBY0973]       H-02-2702       SD/TX-Houston      7/19/2002

Nathaniel Pulsifer, Trustee of the Shooters Hill Revocable        H-02-3010       SD/TX-Houston      8/19/2002
Trust, Individually, et al. v. Kenneth L. Lay, et al.
[NEWBY1014]

Abbey National Treasury Services, PLC v. Credit Suisse First      H-02-3869       SD/TX-Houston      11/5/2002
Boston Corporation [NEWBY1121]

Benjamin M. Goode v. Citigroup, Inc., et al. [NEWBY1122]          H-02-4149       SD/TX-Houston      11/5/2002

          CAUSE NO. H-01-3624; MARK NEWBY V. ENRON CORPORATION, ET AL.;
                    IN THE SOUTHERN DISTRICT OF TEXAS-HOUSTON

                                                                                  ORIGINATING           DATE
                             STYLE                                CAUSE NO.          COURT          CONSOLIDATED
                             -----                                ---------       -----------       ------------

International Kapitalanlagegesellschaft MBH,  Indiviudally, et    H-02-4080       SD/TX-Houston      11/20/2002
al. v. Credit Suisse First Boston Corporation, et al.
[NEWBY1154]

Kevin Lamkin, et al. v. UBS Painewebber, Inc., et al.             H-02-851        SD/TX-Houston      11/22/2002
[NEWBY1155]

Public Employees Retirement System Board, et al.  v. Andew S.     H-02-4788       SD/TX-Houston      1/7/2003
Fastow, et al. [NEWBY1214]

Variable Annuity Life Insurance Company, et al. v. Credit         H-02-3680       SD/TX-Houston      1/15/2003
Suisse First Boston, Inc., et al. [NEWBY1224]

Headwaters Capital LLC, et al. v. Kenneth L. Lay, et al.          H-03-0341       SD/TX-Houston      2/4/2003
[NEWBY1244]

Lila Ward, Individually, et al.  v. Stanley C. Horton, et al.     H-03-0484       SD/TX-Houston      2/13/2003
[NEWBY1251]

Hudson Soft Company Limited, on Behalf of Itself, et al. v.       H-03-0860       SD/TX-Houston      3/17/2003
Credit Suisse First Boston Corporation [NEWBY1289]

Westboro Properties LLC, et al. v. Credit Suisse First Boston     H-03-1276       SD/TX-Houston      5/13/2003
Inc., et al. [NEWBY1382]

Conseco Annuity Assurance Company, et al. v. Citigroup, Inc.,     H-03-2240       SD/TX-Houston      6/26/2003
et al. [NEWBY1538]

William Coy and Candy Mounter, et al. v. Arthur Andersen LLP,     H-01-4248       SD/TX-Houston      2/4/2002
et al. [NEWBY0279] - SEVERED FROM NEWBY & DISMISSED WITHOUT
PREJUDICE ON 7/8/03 [NEWBY1546]

The Retirement Systems of Alabama, et al. v. Merrill Lynch &      H-03-2308       SD/TX-Houston      7/8/2003
Co., et al. [NEWBY1547]

Joe H. Walker, et al. v. Arthur Andersen, LLP, et al.             H-03-2345       SD/TX-Houston      7/22/2003
[NEWBY1579]

American National Insurance Company, et al. v. Royal Bank of      H-03-0481       SD/TX-Houston      7/23/2003
Canada [NEWBY1586]

Mary Bain Pearson, et al. v. Andrew s. Fastow, et al.
[NEWBY1873]                                                       H-03-5332       SD/TX-Houston       12/4/2003

Fred A. Rosen, et al. v. Andrew S. Fastow, et al. [NEWBY1873]     H-03-5333       SD/TX-Houston       12/4/2003

Harold Anlich, et al. v. Arthur Anderen, LLP, et al. [NEWBY1873]  H-03-5334       SD/TX-Houston       12/4/2003

          CAUSE NO. H-01-3624; MARK NEWBY V. ENRON CORPORATION, ET AL.;
                    IN THE SOUTHERN DISTRICT OF TEXAS-HOUSTON

                                                                                  ORIGINATING           DATE
                             STYLE                                CAUSE NO.          COURT          CONSOLIDATED
                             -----                                ---------       -----------       ------------
Ruben Delgado, et al. v. Andrew S. Fastow, et al. [NEWBY1873]     H-03-5334       SD/TX-Houston       12/4/2003

The Regents of the University of California v. Toronto-Dominion   H-03-5528       SD/TX-Houston       12/5/2003
Bank, et al. [NEWBY1874]

Sara J. McMurray, et al. v Robert A. Belfer, et al. [NEWBY1898]   H-03-5542       SD/TX-Houston       12/16/2003

                APPENDIX F: CASES CONSOLIDATED INTO TITTLE ACTION

Appendix F:  CASES CONSOLIDATED INTO TITTLE ACTION
Cases consolidated into:

      CAUSE NO. H-01-3913; PAMELA M. TITTLE, ET AL. V. ENRON CORP., ET AL.;
                    IN THE SOUTHERN DISTRICT OF TEXAS-HOUSTON

                             STYLE                                CAUSE NO.     ORIGINATING COURT  DATE CONSOLIDATED
---------------------------------------------------------------  ------------   -----------------  -----------------
Roy E. Rinard & Steve Lacey v. Enron Corp. Savings Plan           H-01-4060       SD/TX-Houston      12/12/2001
Administrative Committee, et al. [TITTLE0010]

Michael P. Harney, on Behalf of Himself, et al. v. Enron Corp.,   H-01-4063       SD/TX-Houston      12/12/2001
et al. [TITTLE0010]

Dorothy Ricketts, et al. v. Enron Corporation, an Oregon          H-01-4128       SD/TX-Houston      12/12/2001
Corporation, et al. [TITTLE0010]

Gary W. Kemper, on Behalf of Himself, et al. v. Enron             H-01-4089       SD/TX-Houston      12/12/2001
Corporation, et al. [TITTLE0010]

Betty J. Clark, et al., v. Enron Corp., et al. [TITTLE0010]       H-01-4125       SD/TX-Houston      12/12/2001

Richard Pottratz and Bradley Diebner, et al. v. Enron Corp., an   H-01-4150       SD/TX-Houston      12/12/2001
Oregon Corporation, et al. [TITTLE0010]

Catherine & Wayne Stevens, Charles Bradley and Wayne Amondson     H-01-4208       SD/TX-Houston      12/12/2001
v. Enron Corp. Savings Plan Administrative Committee, et al.
[TITTLE0010]

John Walt and Mark Courtney, et al., v. Kenneth L. Lay, et al.    H-01-4299       SD/TX-Houston      12/12/2001
[TITTLE0010]

Elmer R. Eddy, et al. v. Enron Corp., et al. [TITTLE0471]         H-02-3942       SD/TX-Houston      10/21/2002

John L. Moore and Linda Bryant, Individually, et al. v. Enron     H-01-4326       SD/TX-Houston      12/12/2001
Corp., et al. [TITTLE0010]

Severed Enron Employees Coalition (SEEC), et al. v. The           H-02-0267       SD/TX-Houston      1/25/2002
Northern Trust Company, et al. [TITTLE0049]

Michael L. McCown & Dan Schultz, et al. v. Arthur Andersen,       H-02-1058       SD/TX-Houston      3/28/2002
LLP, et al. [TITTLE0126]

Diane M. Perez v. Enron Corp. Savings Plan Administrative         H-02-2160       SD/TX-Houston      6/10/2002
Committee, et al. [TITTLE0306]

Karl Breckon, Inidividually, et al. v. Enron Corporation          H-02-3754       ED/TX-Texarkana    10/21/2002
Savings Plan Administrative Committee, et al. [TITTLE0476]

Charles Prestwood, et al. v. William D. Gathman, et al.           H-01-4209       SD/TX-Houston      1/18/2002
[TITTLE0038]

      CAUSE NO. H-01-3913; PAMELA M. TITTLE, ET AL. V. ENRON CORP., ET AL.;
                    IN THE SOUTHERN DISTRICT OF TEXAS-HOUSTON

                             STYLE                                CAUSE NO.     ORIGINATING COURT  DATE CONSOLIDATED
---------------------------------------------------------------  ------------   -----------------  -----------------
Duane L. McEachern v. Enron Corp., et al. [TITTLE0313]            H-02-1834       SD/TX-Houston      6/10/2002

Kevin Lamkin, et al. v. UBS Painewebber, Inc., et al.             H-02-851        SD/TX-Houston      11/22/2002
[TITTLE0516]

Elaine Chao, Secretary of the US Dept. of Labor  v. Enron         H-03-2257       SD/TX-Houston      7/2/2003
Corporation, et al. [TITTLE0602]

                     APPENDIX G: REORGANIZED DEBTORS' BUDGET

APPENDIX G:  REORGANIZED DEBTORS' BUDGET

A. INTRODUCTION

                  The Budget for the Reorganized Debtors set forth below reflects (a) actual financial information from December 2, 2001 through June 30, 2003 and (b) estimated financial information for July 1, 2003 through December 31, 2003 and for each of calendar years 2004, 2005 and 2006. Listed below are certain significant assumptions utilized in preparing the Budget. The projected receipts and expenses included in the attached Budget, both in terms of amounts and timing, are management's best estimates. Unlike most operating budget projections, the attached budget is associated with a liquidation and cannot be fully based on historical events and assumptions.

B. VARIANCE

                  Estimating a budget for the Reorganized Debtors is an uncertain process because of the number of unknown variables, such as business and economic contingencies beyond the Reorganized Debtors' control. This uncertainty is further aggravated by the complexities of these Chapter 11 Cases. The projections contained in the Reorganized Debtors' Budget have not been compiled or examined by independent accountants. The Debtors make no representation regarding the accuracy of the projections or the Reorganized Debtors' ability to achieve forecasted results. Many of the assumptions underlying the projections are subject to significant uncertainties. Inevitably, some assumptions will not materialize, and unanticipated events and circumstances may affect the ultimate financial results. THEREFORE, THE ACTUAL RESULTS ACHIEVED WILL VARY FROM THE FORECASTS, AND THE VARIATIONS MAY BE MATERIAL.

C. ASSUMPTIONS

         1. The projected receipts and expenses included in the attached Budget are for the Reorganized Debtors and their subsidiaries collectively, and are not specific to any particular legal entities.

         2. Net Cash Receipts are gross cash receipts from third parties related to contract performance, contract settlements, accounts receivable collections, gross receipts of project operations where a Debtor is the project manager, and asset sales less, as applicable, cost of sales for contract performance, amounts held in escrow pending final resolution of specific transaction items (i.e., purchase price adjustments), auction, and marketing fees and collection agency fees and disbursements related to project operations where a Debtor is the project manager (including, without limitation, operations and maintenance costs, taxes, debt repayments, and investor distributions).

                  a.       Estimated receipts from Trading Contracts &
                           Receivables: The settlements of trading contracts are based on the Debtors' review of their positions with each counterparty, the current status of negotiations for settlement with each counterparty and the Debtors' settlement history. Additionally, certain trading contracts are subject to arbitration and litigation that has also been considered in determining the Debtors' estimate of their receipts from trading contracts. The collection of trading accounts receivable is based upon the Debtors' review of their outstanding accounts receivable balances by counterparty and also recent collection history.

                  b. Estimated Receipts from Asset Sales & Other: (i) Asset sales projected receipts are based upon valuation and market analysis for each asset to be sold and current discussions with potential purchasers. These amounts include anticipated settlement and litigation proceeds related to the assets, but only to the extent a projected settlement or recovery amount is reasonably known and the timing of receipt can be reasonably predicted. However, the Reorganized Debtors do believe that certain of the expected settlement and litigation recoveries that are not included in the Budget are material. The amounts included in the Budget are net of expected disbursements related to the assets, such as taxes and dividends; (ii) Asset Sales & Other also includes projections of material recoveries from certain financing transactions that have settled or are projected to settle, to the extent known or anticipated. However, no receipts have been projected from financing transactions that are the subjects of current settlement negotiations because of the uncertainty of the ultimate recoveries. Notwithstanding the foregoing, Asset Sales & Other for the year 2005 does include the potential release from escrow of proceeds from the anticipated sale of a newsprint and directory paper mill business that is associated with a financing structure, and these proceeds have also been included in the Distribution Model.

         3. Both the Net Cash Receipts and Expenses are dependent on headcount necessary to liquidate and/or settle the Remaining Assets in an efficient manner. As of December 31, 2003, the Reorganized Debtors are projected to have a headcount of 1,038 with the numbers declining significantly over the 2004 through 2006 period. The projected headcount numbers for the Reorganized Debtors at each of December 31 of 2004, 2005, and 2006 are 535, 189, and 156, respectively.

         4. G&A Expenses include, among other items, expenses related to the commercial and support groups involved in liquidating the Remaining Assets and pursuing and resolving claims. They also include functional support areas such as Accounting, Tax, Legal and Human Resources. While the majority of the costs for these expenses will be associated with employees and contract labor employed by the Reorganized Debtors, certain of the costs will be outsourced from Stephen Forbes Cooper LLC, which has been retained by the Reorganized Debtors with Bankruptcy

                  Court approval. The costs associated with this outsourcing are approximately: $14 million for July 1 - December 31, 2003 (out of total expenses of $305 million, net of Cash Balance Plan Funding); $31 million for 2004 (out of total expenses of $474 million); $33 million for 2005 (out of total expenses of $209 million); and $36 million for 2006 (out of total expenses of $168 million).

         5. As described in Section VII of the Disclosure Statement, the Reorganized Debtors anticipate providing and receiving transition services to and from CrossCountry and Prisma and providing transition services to PGE (including administrative and other support services) through December 31, 2004. While an extension of these services beyond 2004 could be negotiated in the future, no services or related headcount, reimbursements or expenses are included in the attached Budget for beyond 2004. The expenses listed in the attached Budget are net of reimbursements to the Reorganized Debtors from the Operating Entities with respect to such transition services.

         6. Other Expenses includes anticipated expenses related to IT systems and support, accounting systems and support, insurance, employee retention programs and financing costs related primarily to obligations pursuant to the Reorganized Debtors' exit financing facility.

         7. Professional Fees do not include any success fee to Stephen Forbes Cooper LLC, which will be negotiated with the Creditors' Committee and submitted to the Bankruptcy Court for approval.

         8. The anticipated funding of the amount reflected in the Cash Balance Plan Funding is currently under discussion (both as to exact amount and timing) and will be the subject of a motion and hearing in the Bankruptcy Court.

         9. Total Expenses of approximately $1.6 billion for the period December 2, 2001 through June 30, 2003 includes approximately $502 million for professional fees, plus approximately $30 million to Stephen Forbes Cooper LLC for outsourcing costs of the type described in Assumption 4 above.

         10. In accordance with the Litigation Trust Agreement and the Special Litigation Trust Agreement and any agreements entered into in connection therewith, on the Effective Date, the Debtors shall transfer such amounts of Cash as jointly determined by the Debtors and the Creditors' Committee as necessary to fund the operations of the Litigation Trust and the Special Litigation Trust. The Debtors and the Reorganized Debtors shall have no further obligation to provide any funding with respect to the Litigation Trust or the Special Litigation Trust. The estimated professional fees include estimated funding of the operations of the Litigation Trust and Special Litigation Trust.

         11. Interest Income is projected based on available cash of approximately $5 billion, plus anticipated cash receipts less expenses reflected in the attached Budget. It is assumed that approximately 15% of cash available for distribution at the time of such distribution will be distributed initially in the second quarter of 2004, 25% in the fourth quarter of 2004, 15% in the second quarter of 2005, and the remainder will be distributed in the following quarters: Q4 2005, Q2 2006, Q4 2006, Q2 2007 and Q4 2007. IT SHOULD BE NOTED THAT THIS HYPOTHETICAL SCENARIO IS FOR ASSUMPTION PURPOSES ONLY, AND THE ACTUAL TIMING AND AMOUNT OF THE DISTRIBUTIONS MAY VARY MATERIALLY FROM THE ASSUMPTIONS USED HEREIN.

         12. The Reorganized Debtors' Budget contains projections for the three-year period following the anticipated confirmation of the Plan. For purposes of the Budget, it is assumed that the Plan will be confirmed on January 1, 2004. Although the Debtors anticipate completing the wind-down of the Reorganized Debtors' businesses by year-end 2006, conclusion of this process may be delayed by, among other things, completion of the claims process, resolution of pending litigation, and issues associated with obtaining relevant consents and approvals associated with the liquidation of the Remaining Assets and dissolution of the Reorganized Debtors. As it is impossible to predict this timing with any certainty, it is anticipated that the Reorganized Debtors will conduct periodic and, at a minimum, annual reviews of the budgets for the Reorganized Debtors, Litigation Trust, and Special Litigation Trust and review the budgets and seek approval, as appropriate, with the board of directors and/or trustees of the Reorganized Debtors, Litigation Trust, and Special Litigation Trust. In reviewing and analyzing these budgets, the Reorganized Debtors will endeavor to maximize the ultimate recoveries to Creditors.

         13. The projected receipts included in the Budget include anticipated asset sales, as well as projected recoveries from litigation, if a settlement or other recovery is reasonably known and the timing of receipt can be reasonably predicted. Nonetheless, the Debtors believe that other settlement and litigation recoveries not included in the Budget are material. Consequently, although the budget estimate for 2006 reflects a substantial loss, the Debtors anticipate that the Reorganized Debtors will have sufficient receipts to satisfy their operating requirements in 2006 and, should there be a delay in the conclusion of the wind down of these estates thereafter.

         14. The Reorganized Debtors' Budget reflects the Reorganized Debtors' projections regarding the funds that will be brought in and the funds that will be expended in connection with the winding down of the Reorganized Debtors' businesses. The Reorganized Debtors' Budget does not reflect anticipated distributions or disputed claims reserves to be made pursuant to the Plan. Allowed Administrative Expense Claims will be paid in full, in accordance with the Plan, and a reserve will be established for disputed Administrative Expense Claims.

                                  PRELIMINARY

REORGANIZED DEBTORS
BUDGET - SUMMARY
DECEMBER 2, 2001 - DECEMBER 31, 2006
(In thousands)

                                       ACTUAL                                        ESTIMATE
                                    ------------        ------------------------------------------------------------------------
                                     12/2/2001 -         7/1/2003 -
                                     6/30/2003           12/31/2003             2004                2005                2006
                                    ------------        ------------        ------------        ------------        ------------

NET CASH RECEIPTS:

Trading Contracts & Receivables     $         --        $    534,775        $    360,991        $    772,200                  --
Asset Sales & Other                           --             802,885             731,418             267,615              16,034
                                    ------------        ------------        ------------        ------------        ------------
     TOTAL - NET CASH RECEIPTS         5,203,678           1,337,660           1,092,409           1,039,815              16,034
                                    ------------        ------------        ------------        ------------        ------------

EXPENSES:

G&A Expenses                                  --             127,269             162,556              78,247              69,287

Other Expenses                                --              29,780             102,951              47,645              45,061

Professional Fees                             --             148,071             208,594              82,618              53,940

Cash Balance Plan Funding                     --             200,000                  --                  --                  --

                                    ------------        ------------        ------------        ------------        ------------
          TOTAL EXPENSES               1,594,173             505,120             474,101             208,510             168,288
                                    ------------        ------------        ------------        ------------        ------------

Interest Income                               --              20,982              82,263             119,466             113,109
                                    ------------        ------------        ------------        ------------        ------------
                    TOTAL           $  3,609,505        $    853,522        $    700,571        $    950,771        ($    39,145)
                                    ============        ============        ============        ============        ============

                APPENDIX H: PGE FINANCIAL PROJECTIONS - 2003-2006

APPENDIX H:  PGE FINANCIAL PROJECTIONS - 2003-2006

BASIS OF PRESENTATION

Financial projections for PGE (the "Projections") have been prepared for the four years ending December 31, 2006. The projections for the fiscal year ended December 31, 2003, include actual results through September 30, 2003. The projections are based on a number of assumptions made with respect to the future operations and performance of PGE. The Projections should be reviewed in conjunction with a review of the principal assumptions set forth herein. While the Projections were prepared in good faith and the assumptions, when considered on an overall basis are believed to be reasonable in light of the current circumstances, it is important to note that there can be no assurance that such assumptions will be realized and Creditors must make their own determinations as to the reasonableness of such assumptions and the reliability of the Projections. As outlined in Section XIV of the Disclosure Statement, a variety of risk factors could affect PGE's financial results and must be considered.

ASSUMPTIONS

Information relating to certain assumptions used in preparing the Projections is set forth below.

A. GENERAL

1. PLAN CONSUMMATION. The expense forecasts assume the Plan will be confirmed and become effective in 2004.

2. ECONOMIC AND INDUSTRY ENVIRONMENT. The Projections assume an economic environment based on prevailing analyst forecasts for the region, including the State of Oregon's September 2003 Economic (and Revenue) Forecast and Global Insight's (WEFA - DRI) U.S. Economic Outlook. In addition, the Projections assume no significant change in the regulatory and competitive conditions under which PGE currently operates.

3. TEMPORARY TAX REGULATIONS. The Projections assume that temporary regulations T.D. 9089 issued by the Treasury Department effective August 29, 2003, will not require any reduction of tax attributes of PGE as the result of any exclusion of discharge of indebtedness income from the gross income of the Debtors.

4. BASIS. The financial projections assume a predecessor carryover basis rather than either utilizing fresh-start reporting as described by the American Institute of Certified Public Accountants Statement of Position 90-7 "Financial Reporting by Entities in Reorganization Under the Bankruptcy Code," or assuming any change in bases as a result of transfer of assets (whether between companies, to trusts or to creditors). Accordingly, the projections only reflect adjustments directly related to the Plan. It is uncertain whether a change in basis resulting from the implementation of the Plan will occur and if it does occur, when it may occur. Therefore, although the projections assume a predecessor carryover basis, it may ultimately be determined that PGE either has the option or is required to use a new basis of accounting at some point in the future following implementation of the Plan.

B. OTHER

1. RETAIL LOAD FORECAST. The 2004 retail load forecasts are consistent with PGE's November 13, 2003 filing with the OPUC in its Resource Valuation Mechanism ("RVM") proceeding (UE-149), consistent with the State of Oregon's September 2003 Economic (and Revenue) Forecast and Global Insight's (WEFA-DRI) February 2003 U.S. Economic Outlook. The retail forecasts for 2005 and 2006 assume economic recovery in PGE's service territory. Retail load forecasts incorporate separate forecasts developed for PGE's largest 21 customers to take into account information that is given to PGE from these customers. The growth rates for commercial and industrial customers in 2005 also reflects recovery of two large customers who reduced operations in 2003 and 2004. Normalizing for this, the total 2005 load growth would be 5.5%. The Projections assume the following annual changes to retail load:

    YEAR        RESIDENTIAL     COMMERCIAL      INDUSTRIAL       TOTAL
    ----        -----------     ----------      ----------       -----
    2004            4.2%           2.7%           -7.6%          0.8%
    2005            2.8%           7.3%           12.2%          6.6%
    2006            2.0%           3.4%            4.6%          3.1%

2. RATE FILINGS. The Projections assume PGE will obtain annual updates to power costs through the RVM process and an adjustment in rates through a general rate case providing an allowed return on equity of 10.5% effective January 1, 2006. The RVM process adjusts PGE's retail energy rates annually to reflect changes in PGE's cost of power and is designed to hold PGE and its customers neutral if a customer decided to purchase energy from PGE or a new electricity service provider. The Projections also assume PGE will obtain OPUC approval to amortize the following deferrals beginning in 2004:

         o Pelton/Round Butte Transition Costs - $2.5 million for two years

         o Excess "Category A" Advertising Expenses - $1.4 million for two years

         o SB 1149 Incremental Implementation Costs - $6.4 million for five years.

In 2003 PGE filed (with the OPUC) for deferral of excess 2003 power costs caused by poor hydro conditions. The OPUC has not yet ruled on PGE's request. This forecast assumes PGE is authorized to defer $24.3 million (pre-tax) in 2003 and recover it in 2005 (including interest at 9.08%).

3. NET VARIABLE POWER COSTS ("NVPC"). The 2004 NVPC are based on PGE's November 13, 2003 filing and settlement with the OPUC in its RVM proceeding (UE-149). Revenues for 2005 and 2006 assume full recovery of the 2005 NVPC and 2006 NVPC at forecasted levels without adjustments. The projected NVPC assume average hydro conditions and scheduled maintenance outages for the various generating plants. Forward market curves for gas and electric power purchases and sales are based on relevant indices of monthly on-peak and off-peak power prices as of October 10, 2003. The forward trading curves for gas prices extend through October 2005. Beyond this point, gas prices are based on the fundamentals of supply and demand, which forecast a decline in 2006 forward trading curve prices.

4. FIXED OPERATION AND MAINTENANCE ("O&M") COSTS. The 2003 O&M costs are based on actuals through September 30, 2003, and projected O&M costs for the remainder of the year. The 2004 costs represent PGE's detailed 2004 budget. O&M costs for 2005 and 2006 are based on the 2004 budget, escalated at rates of inflation of 2.2% and 2.4%, for 2005 and 2006, respectively, adjusted for known or expected changes (such as pension and health benefit expenses).

5. NEW RESOURCES. The Projections assume that new resources will be obtained by PGE consistent with PGE's IRP and IRP Supplement and use the Port Westward Project, a combined-cycle gas combustion turbine facility, as the placeholder. It is assumed a nominal 400 MW unit of the Port Westward Project will be brought on-line in July 2006. The estimated capital expenditures are $261 million ($99 million in 2004 and $129 million in 2005 and $33 million in 2006), excluding allowance for funds used during construction (AFUDC).

6. CAPITAL EXPENDITURES. Capital Expenditures are based on normal system improvements increased by the cost of new resources (using the construction costs of the Port Westward Project as the placeholder) and improvements in 2006 for hydro facilities potentially required through the relicensing process. These expenditures are projected as:

                        2003            $177 million
                        2004            $279
                        2005            $294
                        2006            $215

7. FINANCINGS. The Projections assume that PGE will undertake the following financings:

         o 2004 - Refinance $45 million First Mortgage Bonds ("FMB") 7.60%-7.61% Series, at 6.0% due 7/14/2019;

         o        2005 - Issue $130 million new FMB at 6.5% due 11/1/2020;

         o        2005 - Refinance $18 million FMB 9.07% Series, at 6.5% due
                  8/15/2020;

         o 2003-2006 - Redeem $3 million (30,000 shares) annually of the 7.75% Preferred stock;

         o        2005 - Issue $25 million new FMB at 7.0% due 10/1/2020; and

         o        2006 - Issue $65 million new FMB at 7.0% due 3/1/2021.

8. COMMON DIVIDENDS. It is assumed that PGE will declare and pay common dividends in 2005 and 2006 to reach and maintain an equity ratio between 48%-52%.

9. BANKRUPTCY CLAIMS. The Projections reflect that 100% of the value of PGE's Claim against ENE will accrue in 2003 in the amount of $12.7 million. It is assumed that distributions in the form of cash and stock will be made on this Claim over time based on estimates as to the timing and amount of distributions. THESE ESTIMATES WERE UTILIZED FOR PURPOSES OF PREPARING THESE PROJECTIONS ONLY AND THE ACTUAL TIMING AND AMOUNT OF THE DISTRIBUTIONS AND RECOGNITION OF INCOME MAY VARY MATERIALLY FROM THE ASSUMPTIONS USED HEREIN.

10. OTHER FACTORS

         o Income from Trust Owned Life Insurance investments is expected to earn a 7% annual return.

         o Interest income and expense on certain regulatory assets and liabilities are calculated based on PGE's weighted cost of capital of 9.08%.

         o PGE's federal income tax rate is projected at 35%; its state and local income tax rate is projected at 7.07%, yielding a combined income tax rate at 39.59%.

         o The projections assume that no IRC Section 338(h)(10) election (which potentially could generate future income tax benefits) will be made for PGE in respect of the transactions contemplated by the Plan because both the ability to make such election and the value of potential income tax benefits resulting therefrom are uncertain.

11. RECLASSIFICATION. Certain Balance Sheet line items have not been reclassified to reflect the implementation of SFAS 143, Accounting for Asset Retirement Obligations. These reclassifications have no effect on PGE's income or cash flow projections.

12. TAX. For purposes of federal and state income taxes, PGE is treated as a stand-alone company, not part of a group of corporations filing federal or state consolidated returns. In addition, the tax allocation agreement between PGE and ENE is not taken into account.

13. NOL CARRYFORWARDS. The projections do not take into account a net operating loss carryforward approximately equal to $11 million dollars for the period during which PGE was deconsolidated from the ENE Tax Group, ending December 23, 2002.

14. EQUITY INCENTIVE PLAN. The PGE projections do not include any expenses associated with the anticipated equity incentive plan. Refer to Section VIII.E of the Disclosure Statement for more information.

APPENDIX H:  PGE FINANCIAL PROJECTIONS - 2003-2006

PORTLAND GENERAL ELECTRIC

INCOME STATEMENT
(US$'S IN MILLIONS)                                    2003              2004            2005             2006
---------------------------------------------        ---------        ---------        ---------        ---------
OPERATING REVENUE                                      1,785.1          1,461.7          1,466.3          1,445.3
OPERATING EXPENSES
     PURCHASED POWER AND FUEL                          1,046.3            657.7            644.6            569.3
     PRODUCTION AND DISTRIBUTION                         115.6            128.1            130.9            139.5
     ADMINISTRATIVE AND OTHER                            147.8            151.8            162.4            170.7
     DEPRECIATION AND AMORTIZATION                       212.8            228.6            236.5            221.7
     TAXES OTHER THAN INCOME TAXES                        71.6             72.7             76.1             79.1
     INCOME TAXES                                         58.0             74.7             75.3             87.2
                                                     ---------        ---------        ---------        ---------
       NET OPERATING INCOME                              133.0            148.1            140.5            177.8
OTHER INCOME AND DEDUCTIONS
     MISCELLANEOUS                                        17.3             19.2             22.5             16.6
     INCOME TAXES                                          0.6              1.5              0.0             (0.5)
                                                     ---------        ---------        ---------        ---------
                                                          17.9             20.7             22.5             16.1
INTEREST CHARGES
     INTEREST ON LONG-TERM DEBT AND OTHER                 77.5             66.5             58.1             72.8
     INTEREST ON SHORT-TERM BORROWINGS                      --               --               --               --
                                                     ---------        ---------        ---------        ---------
                                                          77.5             66.5             58.1             72.8
     NET INCOME BEFORE CUMULATIVE EFFECT OF
     A CHANGE IN ACCOUNTING PRINCIPLE                     73.4            102.3            104.9            121.1
CUMULATIVE EFFECT (NET)                                    2.1               --               --               --
                                                     ---------        ---------        ---------        ---------
NET INCOME                                                75.5            102.3            104.9            121.1

PREFERRED DIVIDEND REQUIREMENT                             2.0              1.9              1.6              1.4
                                                     ---------        ---------        ---------        ---------
INCOME AVAILABLE FOR COMMON STOCK                         73.5            100.4            103.3            119.7
                                                     =========        =========        =========        =========

BALANCE SHEET
(US$'S IN MILLIONS)                                    2003                 2004              2005               2006
---------------------------------------------        ----------         ----------         ----------         ----------

ASSETS

ELECTRIC UTILITY PLANT - ORIGINAL COST                  3,887.6            4,178.9            4,499.0            4,732.7
ACCUMULATED DEPRECIATION                               (1,934.4)          (2,106.4)          (2,280.7)          (2,466.4)
                                                     ----------         ----------         ----------         ----------
     NET PLANT                                          1,953.2            2,072.5            2,218.3            2,266.3
OTHER PROPERTY AND INVESTMENT
     NUCLEAR DECOMMISSIONING TRUST                         25.7               23.5               25.6               36.9
     NON-QUALIFIED BENEFIT PLAN TRUST                      66.5               71.4               76.5               82.0
     MISCELLANEOUS                                         51.0               47.5               42.9               40.6
                                                     ----------         ----------         ----------         ----------
                                                          143.2              142.4              145.0              159.5
CURRENT ASSETS
     CASH AND CASH EQUIVALENTS                            104.2              124.1               34.6               26.8
     ACCOUNTS AND NOTES RECEIVABLE (LESS
        ALLOWANCE FOR UNCOLLECTIBLE
     ACCOUNTS
        OF $41)                                           227.9              203.0              205.6              204.5
     UNBILLED AND ACCRUED REVENUES                         84.9               87.6               90.4               93.3
     ASSETS FROM PRICE RISK MANAGEMENT                      3.1                 --                 --                 --
     INVENTORIES, AT AVERAGE COST                          49.7               52.2               51.4               53.1
     PREPAYMENTS AND OTHER                                101.6              104.9              102.2               96.3
                                                     ----------         ----------         ----------         ----------
                                                          571.4              571.8              484.2              474.0
DEFERRED CHARGES
     UNAMORTIZED REGULATORY ASSETS                        404.6              310.4              201.3              159.2
     MISCELLANEOUS                                         30.6               27.6               25.0               22.6
                                                     ----------         ----------         ----------         ----------
                                                          435.2              338.0              226.3              181.8
                                                     ----------         ----------         ----------         ----------
   TOTAL ASSETS                                         3,103.0            3,124.7            3,073.8            3,081.6
                                                     ==========         ==========         ==========         ==========

BALANCE SHEET
(US$'S IN MILLIONS)                                      2003               2004               2005               2006
----------------------------------------------        ----------         ----------         ----------         ----------
 CAPITALIZATION AND LIABILITIES
 CAPITALIZATION
      COMMON STOCK EQUITY
         COMMON STOCK, $3.75 PAR VALUE PER
            SHARE, 100,000,000
         SHARES AUTHORIZED, 42,758,877
            SHARES OUTSTANDING                             160.3              160.3              160.3              160.3
         OTHER PAID-IN CAPITAL                             481.0              481.0              481.0              481.0
         RETAINED EARNINGS                                 561.6              662.1              520.4              510.1
      ACCUMULATED OTHER COMPREHENSIVE
      INCOME (LOSS):
         MINIMUM PENSION LIABILITY
         ADJUSTMENT                                         (0.3)              (0.3)              (0.3)              (0.3)
      CUMULATIVE PREFERRED STOCK SUBJECT TO
      MANDATORY REDEMPTION                                  23.5               20.5               17.5               14.5
      LONG TERM DEBT OBLIGATIONS                           904.6              921.5            1,085.6            1,100.9
                                                      ----------         ----------         ----------         ----------
    TOTAL CAPITALIZATION                                 2,130.7            2,245.1            2,264.5            2,266.5

CURRENT LIABILITIES
      LONG TERM DEBT DUE WITHIN ONE YEAR                    54.5               28.2                9.0               50.0
      PREFERRED SINKING FUND                                 1.5                1.5                1.5                1.5
      ACCOUNTS PAYABLE AND OTHER ACCRUALS                  215.8              205.8              206.1              199.1
      CUSTOMER DEPOSITS                                      5.5                5.5                5.5                5.5
      ACCRUED INTEREST                                      25.7               13.3               18.0               21.2
      DIVIDENDS PAYABLE                                      0.5                0.5                0.4                0.3
      ACCRUED TAXES                                         31.4                7.4               12.2               10.8
                                                      ----------         ----------         ----------         ----------
    TOTAL CURRENT LIABILITIES                              334.9              262.2              252.7              288.4

OTHER
      DEFERRED INCOME TAXES                                381.5              378.8              330.8              308.7
      DEFERRED INVESTMENT TAX CREDITS                       16.5               13.2               10.0                6.7
      TROJAN ASSET RETIREMENT OBLIGATION AND
         TRANSITION COSTS                                  108.5               91.4               78.7               74.8
      UNAMORTIZED REGULATORY LIABILITIES                    13.8               13.8               13.8                9.6
      NON-QUALIFIED BENEFIT PLAN LIABILITIES                63.8               66.5               69.1               72.1
      MISCELLANEOUS                                         53.3               53.7               54.2               54.8
                                                      ----------         ----------         ----------         ----------
    TOTAL OTHER LIABILITIES                                637.4              617.4              556.6              526.7
                                                      ----------         ----------         ----------         ----------
    TOTAL CAPITALIZATION AND LIABILITIES                 3,103.0            3,124.7            3,073.8            3,081.6
                                                      ==========         ==========         ==========         ==========

  CASH FLOW STATEMENT
  (US$'S IN MILLIONS)                                   2003             2004             2005             2006
----------------------------------------------        --------         --------         --------         --------
CASH FLOW FROM OPERATIONS
      RECONCILIATION OF NET INCOME TO NET
      CASH PROVIDED BY (USED IN) OPERATING
      ACTIVITIES
      NET INCOME                                          73.5            100.4            103.3            119.7
         CUMULATIVE EFFECT OF A CHANGE IN
         ACCOUNTING
            PRINCIPLE, NET OF TAX                         (2.1)              --               --               --
         DEPRECIATION AND AMORTIZATION                   212.8            228.5            236.5            221.7
         DEFERRED INCOME TAXES                             1.5              2.2            (43.1)           (17.2)
         NET ASSETS FROM PRICE RISK
            MANAGEMENT ACTIVITIES                         (5.4)             3.1               --               --
         POWER COST ADJUSTMENT                            27.2             39.0             44.7              0.0
         OTHER NON-CASH INCOME AND
            EXPENDITURES - NET                            (3.2)            (3.2)            (3.2)            (3.2)
      CHANGES IN WORKING CAPITAL
         (INCREASE) DECREASE IN RECEIVABLES               12.1             22.1             (5.4)            (1.7)
         INCREASE (DECREASE) IN PAYABLES                  (8.1)           (46.3)             9.6             (5.2)
         OTHER WORKING CAPITAL ITEMS - NET               (13.4)            (5.8)             3.5              4.2
      OTHER                                               22.5              0.6              0.7            (11.6)
                                                      --------         --------         --------         --------
      NET CASH FROM OPERATIONS                           317.4            340.6            346.6            306.7
CASH FLOW FROM INVESTING ACTIVITIES
      CAPITAL EXPENDITURES                              (181.7)          (291.3)          (320.2)          (233.7)
      OTHER                                              (19.9)           (17.1)           (12.7)            (3.9)
                                                      --------         --------         --------         --------
      NET CASH FROM INVESTING ACTIVITIES                (201.6)          (308.4)          (332.9)          (237.6)
CASH FLOW FROM FINANCING ACTIVITIES
      NET DECREASE IN SHORT-TERM DEBT                       --               --               --               --
      ISSUANCE OF LONG-TERM DEBT                         342.4             45.0            173.0             65.0
      REPAYMENT OF LONG-TERM DEBT                       (401.4)           (54.5)           (28.2)            (9.0)
      PREFERRED STOCK RETIRED                             (3.0)            (3.0)            (3.0)            (3.0)
      DIVIDEND PAYMENT                                      --               --           (245.0)          (130.0)
                                                      --------         --------         --------         --------
      NET CASH FROM FINANCING ACTIVITIES                 (62.0)           (12.5)          (103.2)           (77.0)
                                                      --------         --------         --------         --------
      NET CASH FLOW                                       53.8             19.7            (89.5)            (7.9)
                                                      ========         ========         ========         ========

                 APPENDIX I: CROSSCOUNTRY HISTORICAL FINANCIALS

APPENDIX I: CROSSCOUNTRY HISTORICAL FINANCIALS

                  This Appendix includes a discussion of the Results of Operations and the audited financial statements for the fiscal years ended December 31, 2001 and 2002 for each of Citrus and Transwestern, in which CrossCountry is expected to hold a 50% equity interest and a 100% equity interest, respectively.

                  The Debtors also refer to the following reports filed with the SEC by Northern Border Partners, a publicly traded limited partnership in which CrossCountry is expected to indirectly hold a 1.65% interest out of an aggregate 2% general partner interest and a 1.06% limited partner interest:

                  o Northern Border Partners' Annual Report on Form 10-K for the fiscal year ended December 31, 2002;

                  o Northern Border Partners' Quarterly Reports on Form 10-Q for the quarters ended March 31, 2003, June 30, 2003 and September 30, 2003;

                  o Northern Border Partners' Current Reports on Form 8-K filed April 17, 2003, April 22, 2003, May 19, 2003,
                           May 23, 2003, July 10, 2003, July 11, 2003, July 15,
                           2003, July 24, 2003, September 18, 2003, October 1,
                           2003, October 24, 2003, November 20, 2003, December 19, 2003 and December 31, 2003.

                  The Debtors did not prepare such reports of Northern Border Partners, but they are publicly available as information that may be relevant to the Creditors' decision in voting on the Plan. These documents may be viewed under "Related Documents" at http://www.enron.com/corp/por/.

                  For a complete discussion of CrossCountry, see Section IX., "CrossCountry Energy Corp." and the associated risk factors in Section XIV of the Disclosure Statement.

2001 VS. 2000

CITRUS CORP. AND SUBSIDIARIES -- RESULTS OF OPERATIONS

                  The following discussion and analysis of the financial condition and results of operations of Citrus are based on the Financial Statements of Citrus, which were prepared in accordance with accounting principles generally accepted in the United States of America, and should be read in conjunction with the Financial Statements included herein. The discussion of the results of operations contained herein was not prepared in connection with the original audit of Citrus, and has not been reviewed by outside auditors.

YEAR ENDED DECEMBER 31, 2001 COMPARED TO YEAR ENDED DECEMBER 31, 2000

INCOME STATEMENT

                  Net Income decreased by $19.7 million from $100.0 million in 2000 to $80.3 million in 2001.

                  Revenues decreased by $124.4 million, from $476.0 million in 2000 compared to $351.6 million in 2001. A decrease of $168.1 million reflects reporting changes for Citrus Trading as a result of early adoption of SFAS 133, "Accounting for Derivative Instruments and Hedging Activities." In 2000, Citrus Trading revenues and costs were shown separately on the income statement. In 2001, the Citrus Trading results were netted in other income (expense). Partially offsetting the revenue reduction described above is an increase in gas transportation revenues of $43.7 million resulting primarily from significantly higher transport margins from the in-service of the Florida Gas Phase IV Expansion project (May 2001).

                  Operating costs and expenses decreased $153.7 million, from $311.5 million in 2000 to $157.8 million in 2001. As mentioned above in the revenues discussion, due to the change in income statement presentation associated with the adoption of SFAS 133 in 2000, Citrus Trading stopped presenting natural gas purchased costs in operating expenses, resulting in a reduction in natural gas purchased costs of $162.3 million between the years. Operations and maintenance expenses were $79.0 million in 2000 compared to $77.4 million in 2001. The reduction is due primarily to lower Gas Research Institute and Annual Charge Adjustment amortization and compressor overhauls expenses, partially offset by a gas gain in 2000 that was transferred to Florida Gas's fuel tracker in 2001. Depreciation and amortization increased due primarily to the in-service of the Florida Gas Phase IV Expansion project in May 2001. Taxes other than income increased due primarily to accrual adjustments in 2000 to reflect estimated assessments associated with pipeline expansions.

                  Other expense was $58.6 million in 2000 compared to $62.8 million in 2001, resulting in a $4.2 million increase. Other expense includes three components: interest expense, net, allowance for funds used during construction ("AFUDC") and other, net.

                  Interest expense, net increased due to higher average debt balances throughout 2001 compared to 2000 resulting primarily from a Florida Gas $325 million long-term debt borrowing in December 2000 to fund the Florida Gas expansion projects.

                  AFUDC decreased primarily due to the in-service of Florida Gas's Phase IV Expansion in May 2001.

                  Other, net income increased by $5.3 million from $8.3 million in 2000 to $13.6 million in 2001. Florida Gas other, net income improved due to a number of favorable regulatory related entries and an increase in regulatory income related to the in-service of Florida Gas's expansion projects partially offset by lower asset sale gains. Citrus Energy Services other, net improved primarily reflecting nonrecurring income in 2001 associated with arranging a Florida Gas shipper transportation contract and a net expense in 2000 associated with fiber optic expenses. These increases were partially offset by a Citrus Trading other, net income decrease due primarily to the impact of changes in the value of its price risk management portfolio.

                  The Cumulative Effect of Accounting Changes, Net of Tax recognized a $35.2 million after-tax reduction from 2000 to 2001 resulting from the early adoption of SFAS 133 in 2000 by Citrus Trading and Florida Gas. Citrus Trading determined its gas sales and purchases contracts to be derivatives and recognized their fair value, and Florida Gas recognized interest rate swap gains. There were no comparable transactions in 2001.

CASH FLOWS

                  Cash Flow increased by $27.2 million, from $19.8 million of cash expended in 2000 to $7.4 million of cash generated in 2001.

                  Net cash provided by operating activities increased by $186.3 million, from $37.9 million in 2000 to $224.2 million in 2001, primarily due to a Citrus Trading $80 million gas purchase, sales and exchange arrangement with an ENE affiliate involving three agreements, each dated December 1, 2000. Under the first agreement, Citrus Trading contracted to purchase approximately 12 million MMBTU of gas from the ENE affiliate at $6.65 per MMBTU with payment due by Citrus Trading in December 2000. In the second agreement, Citrus Trading contracted to sell 12 million MMBTU of gas to the same ENE affiliate in December 2000 at $6.67536 per MMBTU, with payment due in January 2001. In the third agreement, Citrus Trading and the same ENE affiliate exchanged the two 12 million MMBTU gas delivery obligations under the prior two agreements; Citrus Trading was paid an exchange fee of $.01051 per MMBTU. This third exchange agreement had the effect of canceling obligations for physical delivery of gas by Citrus Trading and the ENE affiliate to each other under the prior two agreements, with only the financial obligations remaining. As a result of these related transactions, Citrus Trading paid the ENE affiliate $80 million in December 2000 and received $80.4 million in January 2001, resulting in a $160.4 million net cash provided by operations variance between the two years. In addition, in December 2000 Citrus Trading agreed to pay the same ENE affiliate $20 million in December 2000 instead of January 2001 on an existing gas contract and Citrus was paid a fee for this early payment, which fee was included in the total cost of funds to Citrus (both for the $80 million arrangement and the $20 million early payment) that was recovered through the margin the ENE affiliate agreed to pay Citrus under the second agreement and the exchange fee the ENE affiliate agreed to pay Citrus under the third agreement described above. Citrus's favorable cash flow variance in 2001 resulting from these transactions with the ENE affiliate was partially offset by higher interest payments and increased income tax payments in 2001. Refer to Section XIV.H.1.k, "Related Party Transactions" for more information.

                  Net cash flows used in investing activities decreased by $47.5 million, from $233.2 million used in 2000 to $185.7 million used in 2001. Capital expenditures, net of AFUDC, decreased primarily due to the in-service of the Florida Gas Phase IV expansion project in May 2001 partially offset by the initial expenditures for the Phase V and VI expansion projects. Cash inflow from the disposition of property, plant and equipment, net decreased between the years due to lower net salvage receipts, casualty loss insurance proceeds and lower asset sales proceeds.

                  Net cash flows used in financing activities increased by $206.6 million, from $175.5 million provided in 2000 to $31.1 million used in 2001. Citrus and Florida Gas's cash flow from borrowing activities was $225.3 million lower in 2001 as compared to 2000. Additional borrowings were incurred in 2000 to finance the Florida Gas expansions and for general corporate needs. In 2001, there were net repayments of debt. Included in the net borrowings difference above was $80 million in borrowings utilized in December 2000 to enable Citrus Trading to pay $80 million to an ENE affiliate pursuant to the gas purchase, sale and exchange arrangement discussed in the preceding paragraphs. Additionally, Florida Gas settled an interest rate lock with a $18.7 million payment in 2000.

                  Total cash and equivalents balances increased by $7.4 million from $3.7 million at the end of the year 2000 to $11.1 million at the end of the year 2001.

2002 VS. 2001

CITRUS CORP. AND SUBSIDIARIES -- RESULTS OF OPERATIONS

                  The following discussion and analysis of the financial condition and results of operations of Citrus are based on the Financial Statements of Citrus, which were prepared in accordance with accounting principles generally accepted in the United States of America, and should be read in conjunction with the Financial Statements included herein. The discussion of the results of operations contained herein was not prepared in connection with the original audit of Citrus, and has not been reviewed by outside auditors.

YEAR ENDED DECEMBER 31, 2002 COMPARED TO YEAR ENDED DECEMBER 31, 2001

INCOME STATEMENT

                  Net Income increased by $16.3 million from $80.3 million in 2001 compared to $96.6 million in 2002.

                  Revenues increased $170.2 million, from $351.6 million in 2001 compared to $521.8 million in 2002, due in part to the in-service of the Florida Gas Phase IV Expansion project in May 2001 and the partial in-service of the Phase V Expansion project in April 2002. Approximately $42 million of 2001 revenues are attributable to Phase IV contracts and $54 million in 2002. Phase V revenues were minimal in 2001 but provided approximately $54 million of revenues in 2002. Florida Gas short-term firm revenues were higher in 2002, reflecting stronger demand driven partially by favorable pricing of natural gas to residual fuel oil and additional gas-fired electric generation units being placed into service in Florida. The gas sales revenue increase of $102.2 million is primarily due to a change in presentation of Citrus Trading revenues. Certain trading revenues are separately reflected in 2002 that were netted with gas purchase expense and other related expenses in other income (expense) in 2001. This change in presentation was prompted by the bankruptcy of ENA, a significant Citrus Trading gas swap counter-party. Citrus Trading's loss of performance by ENA of the gas swap agreements required Citrus Trading to actively manage and become the primary obligor beginning in 2002 of these agreements.

                  Operating costs and expenses increased $104.1 million, from $157.8 million in 2001 compared to $261.9 million in 2002. As explained above in the revenues discussion, Citrus Trading separately reported natural gas purchased costs of $91.9 million in 2002 and they were netted with revenues and transportation expenses in other income (expense) in 2001. Operations and maintenance expenses were $90.0 million for 2002 compared to $77.4 million for 2001. The increase is due primarily to the following items: Citrus Trading's pipeline transportation expenses were included in 2002 but not recognized in this category in 2001 due to the reporting presentation discussed above; operation and maintenance costs were higher primarily resulting from the in-service of the Florida Gas Phase IV Expansion in 2001 and the partial in-service of the Phase V Expansion project in 2002; and compensation costs, ENE, service company and support group allocated expenses were higher in 2002, partially offset by reductions to several regulatory expenses that were lower in 2002. Depreciation and amortization expenses were $51.8 million in 2001 compared to $58.1 million in 2002. The increase was primarily due to the in-service of the Florida Gas Phase IV Expansion in 2001 and the in-service of portions of the Phase V Expansion project in 2002. Taxes other than income taxes were $28.6 million in 2001 compared to $21.9 million in 2002. The decrease reflects an accrual adjustment in 2002 to more closely match the accrual to the final assessed ad valorem taxes.

                  Other expense was $62.8 million in 2001 compared to $103.6 million in 2002, resulting in a $40.8 million increase. Other expense includes three components: interest expense, net, AFUDC and other, net.

                  Interest expense, net increased due to an increase in interest expense resulting primarily from Florida Gas debt financing of $250 million in July 2002, partially offset by Florida Gas and Citrus long-term debt payments. The Florida Gas debt was used primarily to fund the Florida Gas Phase V and VI expansion projects. Partially offsetting this increase is Citrus Trading's deferred interest income in 2002 relating to realization of its price risk management net asset valuations in accordance with SFAS 133. As mentioned earlier, due to the change in reporting Citrus Trading results in 2002, this item was recognized in this category in 2002 but included along with revenues and all related costs in other income (expense) for 2001.

                  AFUDC increased as a result of the substantial capital expenditures on the Florida Gas Phase V and VI Expansion projects, partially offset by lower AFUDC due to the in-service of the Phase IV project in May 2001.

                  Other, net expense increased $43.3 million from net income of $13.6 million in 2001 to a net expense of $29.7 million in 2002. Citrus Trading other, net expense increased, primarily due to changes in valuation of its net price risk management asset. Florida Gas other net expense increased due primarily to a reduction in regulatory income related to the in-service of Florida Gas's expansion projects and reduced income from minor customer construction projects. These increases were partially offset by Citrus Energy Services' other net income decrease due to the realization in 2001 of nonrecurring income associated with arranging gas transportation services for a shipper on Florida Gas.

CASH FLOWS

                  Cash Flow increased by $91.4 million, from $7.4 million of cash generated in 2001 to $98.8 million in 2002.

                  Net cash provided by operating activities decreased by $38.9 million, from $224.2 million in 2001 to $185.3 million in 2002, primarily due to a non-recurring receipt of cash in 2001 from a Citrus Trading $80 million gas purchase, sales and exchange arrangement with an ENE affiliate involving three agreements, each dated December 1, 2000. Under the first agreement, Citrus Trading contracted to purchase approximately 12 million MMBTU of gas from the ENE affiliate at $6.65 per MMBTU with payment due by Citrus Trading in December 2000. In the second agreement, Citrus Trading contracted to sell 12 million MMBTU of gas to the same ENE affiliate in December 2000 at $6.67536 per MMBTU, with payment due in January 2001. In the third agreement, Citrus Trading and the same ENE affiliate exchanged the two 12 million MMBTU gas delivery obligations under the prior two agreements; Citrus Trading was paid an exchange fee of $.01051 per MMBTU. This third exchange agreement had the effect of canceling obligations for physical delivery of gas by Citrus Trading and the ENE affiliate to each other under the prior two agreements, with only the financial obligations remaining. As a result of these related transactions, Citrus Trading paid the ENE affiliate $80 million in December 2000 and received $80.4 million in January 2001. In addition, in December 2000 Citrus Trading agreed to pay the same ENE affiliate $20 million in December 2000 instead of January 2001 on an existing gas contract and Citrus was paid a fee for this early payment, which fee was included in the total cost of funds to Citrus (both for the $80 million arrangement and the $20 million early payment) that was recovered through the margin the ENE affiliate agreed to pay Citrus under the second agreement and the exchange fee the ENE affiliate agreed to pay Citrus under the third agreement described above. The financial effect of these transactions with the ENE affiliate was to increase net cash provided by operating activities in 2001 by $100.4 million, resulting, thereby, in a negative variance from 2002 to 2001. Citrus Trading's cash flow in 2002 also decreased reflecting lower cash margins and a collateralized letter of credit initiated in 2002. These decreases were partially offset by a Citrus cash flow increase of $9.4 million due to lower interest payments and lower income tax payments and Florida Gas's cash flow increase of $57.8 million due primarily to the in-service of the Phase IV and V expansions. Refer to Section XIV.H.1.k, "Related Party Transactions" for more information.

                  Net cash flows used in investing activities increased by $37.5 million, from $185.7 million used in 2001 to $223.2 million used in 2002. Capital expenditures, net of AFUDC, increased primarily due to substantial spending for the Florida Gas Phase IV, V and VI Expansion projects in both years. Cash flow from the disposition of property, plant and equipment, net increased in 2002 primarily due to Florida Gas asset sale cash proceeds.

                  Net cash flows from financing activities increased by $167.8 million, from $31.1 million of cash used in 2001 to $136.7 million of cash provided in 2002. The financed amount of $80 million associated with the referenced gas purchase, sale and exchange arrangement was repaid in January 2001 upon receipt by Citrus Trading of $80.4 million from the mentioned ENE affiliate at the conclusion of the referenced gas purchase, sale and exchange arrangement. Furthermore, Florida Gas borrowed $250 million under a 144A debt financing in July 2002 and paid down $74.7 million of long-term debt in 2002 it had borrowed in 2001. Florida Gas's long-term borrowing was utilized primarily to fund the Phase V and VI Expansion projects and for general corporate purposes. Florida Gas paid $12.3 million in 2002 to settle an interest rate hedge related to its July 2002 debt financing.

                  Total cash and equivalents balances increased by $98.8 million from $11.1 million at the end of 2001 to $109.9 million at the end of 2002.

[PRICEWATERHOUSECOOPERS LOGO]

CITRUS CORP. AND SUBSIDIARIES
CONSOLIDATED FINANCIAL STATEMENTS
AND CONSOLIDATING INFORMATION
YEARS ENDED DECEMBER 31, 2002, 2001 AND 2000
WITH REPORT OF INDEPENDENT ACCOUNTANTS

                          CITRUS CORP. AND SUBSIDIARIES

                                TABLE OF CONTENTS

                                                                                             PAGE NO.
                                                                                             --------
REPORT OF INDEPENDENT ACCOUNTANTS

   Report of Independent Accountants                                                              2

AUDITED CONSOLIDATED FINANCIAL STATEMENTS

   Consolidated Balance Sheets - Assets                                                           3
   Consolidated Balance Sheets - Liabilities and Stockholders' Equity                             4
   Consolidated Statements of Income                                                              5
   Consolidated Statements of Stockholders' Equity                                                6
   Consolidated Statements of Cash Flows                                                          7
   Notes to Consolidated Financial Statements                                                  8-23

CONSOLIDATING INFORMATION

   As of and for the year ended December 31,2002:

     Consolidating Balance Sheet - Assets                                                        24
     Consolidating Balance Sheet - Liabilities and Stockholders' Equity                          25
     Consolidating Statement of Income                                                           26
     Consolidating Statement of Stockholders' Equity                                             27
     Consolidating Statement of Cash Flows                                                       28

   As of and for the year ended December 31, 2001:

     Consolidating Balance Sheet - Assets                                                        29
     Consolidating Balance Sheet - Liabilities and Stockholders' Equity                          30
     Consolidating Statement of Income                                                           31
     Consolidating Statement of Stockholders' Equity                                             32
     Consolidating Statement of Cash Flows                                                       33

(PRICEWATERHOUSECOOPERS LETTERHEAD)

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Stockholders of Citrus Corp. and Subsidiaries:

In our opinion, the accompanying consolidated balance sheet as of December 31, 2002 and the related consolidated statements of income, stockholders' equity and cash flows present fairly, in all material respects, the financial position of Citrus Corp. and Subsidiaries (the "Company") at December 31, 2002, and the results of their operations and their cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion. The financial statements of the Company as of December 31, 2001, and for the two years in the period then ended were audited by other independent accountants whose report dated March 15, 2002 expressed an unqualified opinion on those statements.

Our audit was conducted for the purpose of forming an opinion on the consolidated financial statements taken as a whole. The consolidating information is presented for purposes of additional analysis of the consolidated financial statements rather than to present the financial position, results of operations and cash flows of the individual companies. Accordingly, we do not express an opinion on the financial position, results of operations and cash flows of the individual companies. However, the consolidating information as of and for the year ended December 31, 2002 has been subjected to the auditing procedures applied in the audit of the consolidated financial statements and, in our opinion, is fairly stated in all material respects in relation to the consolidated financial statements taken as a whole. The consolidating information as of and for the year ended December 31, 2001 has been subjected to auditing procedures applied by other independent accountants, during their audit of the 2001 financial statements, whose report dated March 15, 2002 expressed that such consolidating information is fairly stated in all material respects in relation to the basic consolidated financial statements taken as a whole.

PRICEWATERHOUSECOOPERS LLP

March 27, 2003

                          CITRUS CORP. AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS

---------------------------------------------------------------------------------------------------------
                                                                                      December 31,
                                                                              ---------------------------
(In Thousands)                                                                    2002           2001
---------------------------------------------------------------------------------------------------------
ASSETS
  Current Assets
    Cash and cash equivalents                                                 $    109,916   $     11,098

    Trade and other receivables
      Customers, net of allowance for doubtful accounts of $77 and $826             36,656         38,002
      Income taxes                                                                   3,647             --

    Price risk management assets                                                   147,052        129,516

    Materials and supplies                                                           3,337          3,686

    Other                                                                            6,796          4,763
                                                                              ---------------------------

      Total Current Assets                                                         307,404        187,065
                                                                              ---------------------------
  Deferred Charges
    Unamortized debt expense                                                        10,891          8,592
    Price risk management assets                                                   537,689        503,654
    Other                                                                           54,618         36,810
                                                                              ---------------------------

       Total Deferred Charges                                                      603,198        549,056
                                                                              ---------------------------
  Property, Plant and Equipment, at cost
    Completed Plant                                                              3,733,856      3,460,009
    Construction work-in-progress                                                  180,432        220,196
                                                                              ---------------------------
       Total property, plant and equipment, at cost                              3,914,288      3,680,205

    Less - accumulated depreciation and amortization                             1,004,345        956,305
                                                                              ---------------------------

       Net Property, Plant and Equipment                                         2,909,943      2,723,900
                                                                              ---------------------------

TOTAL ASSETS                                                                  $  3,820,545   $  3,460,021
                                                                              ===========================

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these consolidated financial statements.

                          CITRUS CORP. AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS

--------------------------------------------------------------------------------
                                                             December 31,
                                                     ---------------------------
(In Thousands, Except Share Data)                        2002           2001
--------------------------------------------------------------------------------
LIABILITIES AND STOCKHOLDERS' EQUITY
   Current Liabilities

     Long-term debt due within one year              $     25,409   $     25,750

     Accounts payable
      Trade                                                10,291         22,718
      Affiliated companies                                 18,964         19,464

     Accrued liabilities
      Interest                                             21,345         13,742
      Income taxes                                             --          5,240
      Other taxes                                           9,107         13,531

     Price risk management liabilities                    138,637         91,867
     Other                                                  2,493            158
                                                     ---------------------------
      Total Current Liabilities                           226,246        192,470
                                                     ---------------------------
   Long-Term Debt                                       1,224,580      1,074,207
                                                     ---------------------------
   Deferred Credits
     Deferred income taxes                                652,070        595,917
     Price risk management liabilities                    488,911        457,762
     Other                                                 10,045          5,819
                                                     ---------------------------
      Total Deferred Credits                            1,151,026      1,059,498
                                                     ---------------------------
   Stockholders' Equity
     Common stock, $1 par value; 1,000 shares
       authorized, issued and outstanding                       1              1
     Additional paid-in capital                           634,271        634,271
     Accumulated other comprehensive income               (18,453)        (6,713)
     Retained earnings                                    602,874        506,287
                                                     ---------------------------
      Total Stockholders' Equity                        1,218,693      1,133,846
                                                     ---------------------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY           $  3,820,545   $  3,460,021
                                                     ===========================

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these consolidated financial statements.

                          CITRUS CORP. AND SUBSIDIARIES
                        CONSOLIDATED STATEMENTS OF INCOME

---------------------------------------------------------------------------------------------------------
                                                                        Year Ended December 31,
                                                               ------------------------------------------
(In Thousands)                                                     2002           2001           2000
---------------------------------------------------------------------------------------------------------
Revenues
     Gas  Sales                                                $    102,166   $         --   $    168,145
     Gas transportation, net                                        419,636        351,638        307,928
                                                               ------------------------------------------
                                                                    521,802        351,638        476,073
Costs and Expenses                                             ------------------------------------------
     Natural gas purchased                                           91,925             --        162,348
     Operations and maintenance                                      89,993         77,368         78,982
     Depreciation                                                    38,041         31,771         29,144
     Amortization                                                    20,060         20,061         21,295
     Taxes - other than income taxes                                 21,859         28,594         19,700
                                                               ------------------------------------------
                                                                    261,878        157,794        311,469
                                                               ------------------------------------------

Operating Income                                                    259,924        193,844        164,604
Other Income (Expense)                                         ------------------------------------------
     Interest expense, net                                          (91,042)       (90,017)       (82,117)
     Allowance for funds used during construction                    17,141         13,645         15,176
     Other, net                                                     (29,708)        13,591          8,318
                                                               ------------------------------------------
                                                                   (103,609)       (62,781)       (58,623)
                                                               ------------------------------------------
Income Before Income Taxes and Cumulative
     Effect of Accounting Change                                    156,315        131,063        105,981

Income Tax Expense                                                   59,728         50,735         41,099
                                                               ------------------------------------------
Net Income Before Cumulative Effect of Accounting Change             96,587         80,328         64,882

Cumulative Effect of Accounting Change, net of tax                       --             --         35,162
                                                               ------------------------------------------
Net Income                                                     $     96,587   $     80,328   $    100,044
                                                               ==========================================

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these consolidated financial statements.

                          CITRUS CORP. AND SUBSIDIARIES
                 CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY

-------------------------------------------------------------------------------------------------------------------
                                                                                   Year Ended December 31,
                                                                         ------------------------------------------
(In Thousands)                                                               2002          2001           2000
-------------------------------------------------------------------------------------------------------------------
Common Stock
    Balance, beginning and end of year                                   $          1   $          1   $          1
                                                                         ------------------------------------------

Additional Paid-in Capital
   Balance, beginning and end of year                                         634,271        634,271        634,271
                                                                         ------------------------------------------

Accumulated Other Comprehensive Income (Loss):
    Balance, beginning of year                                                 (6,713)        (6,692)            --
    Deferred loss on cash flow hedge                                          (12,280)            --             --
    Cumulative effect of accounting changes                                        --             --         (6,690)
    Recognition in earnings (losses) of previously deferred losses
       related to derivative instruments used as cash flow hedges                 540            (21)            (2)
                                                                         ------------------------------------------
    Balance, end of year                                                      (18,453)        (6,713)        (6,692)
                                                                         ------------------------------------------
Retained Earnings
    Balance, beginning of year                                                506,287        425,959        325,915
    Net income                                                                 96,587         80,328        100,044
                                                                         ------------------------------------------
    Balance, end of year                                                      602,874        506,287        425,959
                                                                         ------------------------------------------
Total Stockholders' Equity                                               $  1,218,693   $  1,133,846   $  1,053,539
                                                                         ==========================================

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these consolidated financial statements.

                          CITRUS CORP. AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF CASH FLOWS

---------------------------------------------------------------------------------------------------------
                                                                        Year Ended December 31,
                                                               ------------------------------------------
(In Thousands)                                                      2002           2001           2000
---------------------------------------------------------------------------------------------------------
Cash Flows From Operating Activities

Net income                                                     $     96,587   $     80,328   $    100,044

Adjustments to reconcile net income to net
  cash provided by operating activities
   Depreciation and amortization                                     58,101         51,832         50,439
   Amortization of hedge loss in OCI                                    540             --             --
   Overhaul charges amortization                                      1,203             --             --
   Non-cash interest income                                          (2,025)            --             --
   Deferred income taxes                                             56,154         33,536         37,371
   Allowance for funds used during construction                     (17,141)       (13,645)       (15,176)
   Gain on sale of assets                                                --             --           (486)

Changes in assets and liabilities
  Trade and other receivables                                         1,345         89,637        (80,732)
  Materials and supplies                                                350            322            302
  Accounts payable                                                  (12,929)           310         (3,414)
  Accrued liabilities                                                (5,711)            37          7,117
  Other current assets and liabilities                                  304         15,361         (7,059)
  Fair value loss of reverse swap                                     2,575             --             --
  Price risk management assets and liabilities                       26,349           (613)        (7,579)
  Other, net                                                        (20,385)       (32,930)       (42,970)
                                                               ------------------------------------------
Net Cash Provided by Operating Activities                           185,317        224,175         37,857
                                                               ------------------------------------------
Cash Flows From Investing Activities
  Additions to property, plant and equipment                       (242,804)      (198,836)      (261,252)
  Allowance for funds used during construction                       17,141         13,645         15,176
  Disposition of property, plant and equipment, net                   2,444           (526)        12,411
  Net proceeds from sale of assets                                       --             --            486
                                                               ------------------------------------------
Net Cash Used in Investing Activities                              (223,219)      (185,717)      (233,179)
                                                               ------------------------------------------
Cash Flows From Financing Activities
  Short-term bank borrowings, net                                        --        (80,000)        15,000
  Proceeds from issuance of long-term debt                          250,000         74,700        325,000
  Repayment of long-term debt                                       (74,700)            --             --
  Hedge payments                                                         --             --        (18,724)
  Anticipatory hedge settlement (OCI)                               (12,280)            --             --
  Interest rate swap settlement                                        (550)            --             --
  Principal payments on long-term debt                              (25,750)       (25,750)      (145,750)
                                                               ------------------------------------------
Net Cash Provided by/(Used in) Financing Activities                 136,720        (31,050)       175,526
                                                               ------------------------------------------
Increase (Decrease) in Cash and Cash Equivalents                     98,818          7,408        (19,796)

Cash and Cash Equivalents, Beginning of Year                         11,098          3,690         23,486
                                                               ------------------------------------------
Cash and Cash Equivalents, End of Year                         $    109,916   $     11,098   $      3,690
                                                               ==========================================

Additional cash flow information:
The Company made the following interest and income tax
   payments:
      Interest paid                                            $     90,284   $     92,468   $     84,975
      Income taxes paid                                              12,462         20,029         16,623

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these consolidated financial statements.

                          CITRUS CORP. AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(1)      REPORTING ENTITY

                  Citrus Corp. (the Company), a holding company formed in 1986, owns 100% of the stock of Florida Gas Transmission Company (Transmission), Citrus Trading Corp. (Trading) and Citrus Energy Services, Inc. (CESI). The stock of the Company is owned 50% by Southern Natural Gas Company (Southern), as contributed by its parent, El Paso Corporation (El Paso) in March 2003 and 50% by Enron Corporation (Enron). Enron filed for Chapter 11 bankruptcy on December 2, 2001. Enron is currently soliciting bids for the sale of its 50% ownership interest in the Company. Southern has a right of first refusal in connection with any bona fide offer received by Enron for the purchase of its ownership interest in Citrus.

                  In October 2002 Transmission and Trading filed several claims with the United States Bankruptcy Court for the Southern District of New York against Enron and other affiliated bankrupt companies, aggregating $186 million. Of these claims, $150 million pertain to contracts that were rejected by Enron North America (ENA). Transmission is revising its claim filing against ENA downward due to another shipper acquiring ENA's pipeline capacity and transportation service contract obligations.

                  Transmission, an interstate gas pipeline extending from South Texas to South Florida, is engaged in the interstate transmission of natural gas and is subject to the jurisdiction of the Federal Energy Regulatory Commission (FERC).

                  Trading ceased all trading activities effective October 1, 1997, but continues to fulfill its obligations under the remaining gas purchase and gas sale contracts. Trading buys natural gas primarily from Duke Energy LNG Sales, Inc. (Duke) and sells to Auburndale Power Partners, LP and Progress Energy Florida, Inc. Trading also buys and sells gas through an affiliate of Southern, El Paso Merchant Energy.

                  CESI is primarily in the business of providing operations, maintenance and financial services primarily to affiliates and customers of Transmission and Trading. Due to increased insurance costs and pipeline integrity legislation that affects operators, CESI is considering exiting this business if it cannot negotiate substantially revised agreements.

(2)      SIGNIFICANT ACCOUNTING POLICIES

                  REGULATORY ACCOUNTING - Transmission is subject to the jurisdiction of the Federal Energy Regulatory Commission (FERC). Transmission's accounting policies generally conform to Statement of Financial Standards (SFAS) No. 71, Accounting for the Effects of Certain Types of Regulation. Accordingly, certain assets that result from the regulated ratemaking process are recorded that would not be recorded under accounting principles generally accepted in the United States for nonregulated entities.

                  PRINCIPLES OF CONSOLIDATION - The consolidated financial statements include the accounts of the Company and its subsidiaries. All significant intercompany transactions and accounts have been eliminated in consolidation.

                  CASH AND CASH EQUIVALENTS - The Company considers as cash equivalents all highly liquid short-term investments with maturities of three months or less at the time of purchase. These investments are accounted for at cost, which approximates estimated fair value.

                  MATERIALS AND SUPPLIES - Materials and supplies are valued at actual cost. Materials transferred out of warehouses are priced out at average cost.

                  REVENUE RECOGNITION - Gas transportation and sales revenue are recognized when the services are provided.

                          CITRUS CORP. AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(2)      SIGNIFICANT ACCOUNTING POLICIES (continued)

                  ACCOUNTING FOR DERIVATIVE INSTRUMENTS - The Company engages in price risk management activities for both trading and non-trading activities. The Company adopted SFAS No. 133, Accounting for Derivative Instruments and Hedging Activities during 2000 (see Note 4). Instruments utilized in connection with trading activities are accounted for using the mark-to-market method and are reflected at fair value as Assets and Liabilities from Price Risk Management Activities in the Consolidated Balance Sheets. Earnings from revaluation of price risk management assets and liabilities are included in Other Income (Expense). Cash flow hedge accounting is utilized for non-trading purposes to hedge the impact of interest rate fluctuations. Unrealized gains and losses from cash flow hedges are recognized according to SFAS No. 133 as other comprehensive income, and subsequently recognized in earnings in the same periods as the hedged forecasted transaction affects earnings. In instances where the hedge no longer qualifies as effective, hedge accounting is terminated prospectively and the accumulated gain or loss is recognized in earnings in the same periods during which the hedged forecasted transaction affects earnings. Where fair value hedge accounting is appropriate, the offset that is attributed to the risk being hedged is recorded as an adjustment to the hedged item.

                  PROPERTY, PLANT AND EQUIPMENT (See Note 10) - Property, Plant and Equipment consists primarily of natural gas pipeline. The Company amortizes that portion of its investment in Transmission and other subsidiaries which is in excess of historical cost (acquisition adjustment) on a straight-line basis at an annual rate of 1.6% based upon the estimated remaining useful life of the pipeline system. Transmission has provided for depreciation of assets net of estimated salvage value on a straight-line basis at an annual composite rate of 1.52%, 1.53%, and 1.49% for 2002, 2001, and 2000, respectively.
         Depreciation rates are based on the estimated useful lives of the individual assets. The overall remaining useful life for Transmission's assets at December 31, 2002, is 42 years.

                  Property, Plant and Equipment is recorded at its original cost. Transmission capitalizes direct costs, such as labor and materials, and indirect costs, such as overhead, interest and an equity return component (see following paragraph). Costs of replacements and renewals of units of property are capitalized. The original costs of units of property retired are charged to the depreciation reserves, net of salvage and removal costs. Transmission charges to maintenance the costs of repairs and renewal of items determined to be less than units of property.

                  The allowance for funds used during construction consists, in general, of the net cost of borrowed funds used for construction purposes and a reasonable rate on other funds when so used (the AFUDC rate). The allowance is determined by applying the AFUDC rate to the amount of construction work-in-progress. Capitalization begins at the time the Company begins the continuous accumulation of costs in a construction work order on a planned progressive basis and ends when the facilities are placed in service.

                  INCOME TAXES (See Note 5) - The Company accounts for income taxes under the provisions of SFAS No. 109, Accounting for Income Taxes. SFAS No. 109 provides for an asset and liability approach to accounting for income taxes. Under this approach, deferred tax assets and liabilities are recognized based on anticipated future tax consequences attributable to differences between financial statement carrying amounts of assets and liabilities and their respective tax bases.

                  TRADE RECEIVABLES - The Company establishes an allowance for doubtful accounts on trade receivables based on the expected ultimate recovery of these receivables. The Company considers many factors including historical customer collection experience, general and specific economic trends and known specific issues related to individual customers, sectors and transactions that might impact collectibility. Unrecovered trade accounts receivable charged against the allowance for doubtful accounts were $22.2, $0.3, and $0 million in 2002, 2001, and 2000, respectively.

                          CITRUS CORP. AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(2)      SIGNIFICANT ACCOUNTING POLICIES (continued)

                  USE OF ESTIMATES - The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

                  RECLASSIFICATIONS - Certain amounts in the consolidated financial statements have been reclassified in 2001 and 2000 to conform with the 2002 presentation with no impact on net income or stockholders' equity.

(3)      LONG-TERM DEBT AND OTHER FINANCING ARRANGEMENTS

                  Long-term debt outstanding at December 31, 2002, and 2001 was as follows (in thousands):

                                                    2002           2001
                                                ------------   ------------
Citrus Corp.
11.100% Notes due 1998-2006                     $     78,750   $     98,000
 8.490% Notes due 2007-2009                           90,000         90,000
                                                ------------   ------------
                                                     168,750        188,000
                                                ------------   ------------
Transmission
 9.750% Notes due 1999-2008                           39,000         45,500
 8.630% Notes due 2004                               250,000        250,000
10.110% Notes due 2009-2013                           70,000         70,000
 9.190% Notes due 2005-2024                          150,000        150,000
 7.625% Notes due 2010                               322,585        321,757
 7.000% Notes due 2012                               250,000             --
Unamortized Debt Premium                                (346)            --
Revolving Credit Facility due 2004                        --         74,700
                                                ------------   ------------
                                                   1,081,239        911,957
                                                ------------   ------------

Total Outstanding                                  1,249,989      1,099,957
Less Long-Term Debt Due Within One Year               25,409         25,750
                                                ------------   ------------
                                                $  1,224,580   $  1,074,207
                                                ============   ============

         Annual maturities and sinking fund requirements on long-term debt outstanding as of December 31, 2002 were as follows (in thousands):

   Year            Amount
----------     ------------
2003           $     25,409
2004                275,409
2005                 32,909
2006                 34,659
2007                 43,659
Thereafter          837,944
               ------------
               $  1,249,989
               ============

                          CITRUS CORP. AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(3)      LONG-TERM DEBT AND OTHER FINANCING ARRANGEMENTS (continued)

                  The Company has note agreements that contain certain restrictions which, among other things, limit the incurrence of additional debt, the sale of assets and the payment of dividends. The agreements relating to Transmission's promissory notes include, among other things, restrictions as to the payment of dividends. At this date, the Company is in compliance with both affirmative and restrictive covenants of the note agreements, including tests on limitation of indebtedness, limitation of funded debt, and revenue tests.

                  The Company had a committed line of credit of $120 million which was terminated in August 2001. The Company also had a line of credit of $30 million, of which none was outstanding at December 31, 2001. The Company terminated this line of credit in 2002. The Company had also entered into a loan sales facility agreement in 2000 with a capacity of $40 million, of which none was outstanding at December 31, 2001. The Company terminated this line of credit in 2002. Transmission had absolutely and unconditionally guaranteed the obligations of the Company under these facilities.

                  Transmission has a committed revolving credit agreement of $100 million, of which $74.7 million was outstanding with a rate of 3.15% at December 31, 2001. The committed amount under this agreement was increased to $210 million in April 2002, and reduced to $70 million in July 2002, of which none was outstanding at December 31, 2002. The Company absolutely and unconditionally guaranteed the obligations of Transmission under the line of credit agreement.

                  Transmission sold $250 million of 144A bonds without registration rights in July 2002. These notes pay interest of 7% biannually on August 1 and February 1 of each year. The entire principal amount is due July 17, 2012.

                  Cash collateral deposits of $2.6 million in October 2002 from Transmission and deposits totaling $13.8 million in October and December 2002 from Trading were required by Credit Lyonnais to support fully collateralized letters of credit. See Note 11.

(4)      DERIVATIVE INSTRUMENTS

                  The Company elected to early adopt SFAS No. 133 during 2000. The Company determined its gas purchase contracts for resale and related gas sales contracts to be derivative instruments and recorded these at fair value as price risk management assets and liabilities. The valuation is calculated using a discount rate adjusted for the Company's borrowing premium of 250 basis points, which creates an implied reserve for credit and other related risks. The income from the adoption of SFAS No. 133, net of the write-offs of the contract-related deferred expenses was $46.0 million, recognized net of $17.1 million in taxes as a cumulative effect change in accounting principle. See Note
         5. The fair value at December 31, 2002, for the price risk management assets and liabilities is $684.7 million and $627.5 million, respectively. The Company performs a quarterly revaluation on the carrying balances that is reflected in current earnings. The impact to earnings from revaluation in 2002, mostly due to price fluctuations, was a $22.9 million loss.

                  ENA ceased performing under the Company's purchase and sales contracts in December 2001. Subsequent to such date, the Company assumed responsibility for the performance under the respective contracts and performed necessary procedures throughout 2002. As a result of the foregoing, the Company has reported revenues and expenses under such contracts on a gross basis for the year ended December 31, 2002, due to the Company becoming the primary obligor under such contracts. Prior to 2002, such revenues and costs were reported net, as a component of Other Income (Expense) on statement of income due to ENA bearing the primary obligations of such contracts.

                          CITRUS CORP. AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(4)      DERIVATIVE INSTRUMENTS (continued)

                  Prior to the Enron bankruptcy, the principal counterparty to these contracts was ENA. ENA has rejected these contracts in bankruptcy. The Company fully reserved and has written off all contract receivables from ENA. Pursuant to an existing operating agreement, an affiliate of El Paso is required to buy gas purchased from third parties under the contracts (primarily based on formula prices) at variable prices. As a result, the cash flow stream is now dependent on variable pricing, whereas before the bankruptcy, the cash flow stream was fixed. The quarterly valuations are based on management's best estimate of future cash flows from the underlying contracts. Changes in the future pricing projections could lead to material differences in the valuation of the derivative instruments.

                  Transmission entered into a series of interest rate swap transactions in 1999 designed to hedge any interest rate changes between the initiation date of the swaps and the date of a long-term debt financing. The aggregate notional amount of the swaps was $285 million. The swaps were terminated and the deferred gain of $10.2 million was reflected net of $3.9 in taxes as a cumulative effect of change in accounting principle upon adoption of SFAS No. 133 in 2000. See note 5.

                  During 2000 Transmission initiated a new swap and extended an existing swap to hedge interest rate changes which could occur between the initiation date of the swaps and the date of a completed December 2000 long-term debt financing of $325 million. The aggregate notional amount of these swaps was also $325 million. The $18.6 million fair value loss at the termination of the swap agreements was recognized as other comprehensive income and will be amortized over the life of the debt issued as an adjustment to interest expense.

                  During 2001, Transmission entered into a swap transaction in order to change a fixed interest rate for a floating interest rate on $135 million of existing long-term debt. A quarterly fair value calculation as required by SFAS No. 133 resulted in $3.2 million recorded to price risk management liabilities with an offset to long-term debt at December 31, 2001. This instrument was terminated in May 2002 with a fair value loss of $2.6 million recorded in long term debt, which will be amortized over the life of the debt issued as an adjustment to interest expense.

                  During 2002 Transmission initiated a new swap to hedge interest rate changes which could occur between the initiation date of the swap and the date of a completed July 2002 long-term debt financing of $250 million. The aggregate notional amount of this swap was also $250 million. The $12.3 million fair value loss at the termination of the swap agreement was recognized as other comprehensive income and will be amortized over the life of the debt issue as an adjustment to interest expense.

                          CITRUS CORP. AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(5)      INCOME TAXES

                  The principal components of the Company's net deferred income tax liabilities at December 31, 2002, and 2001 are as follows (in thousands):

                                                2002           2001
                                             ----------     ----------
Deferred income tax assets
 Alternative minimum tax credit              $   16,560     $   20,934
 Regulatory and other reserves                      165          1,252
 Other                                              314            700
                                             ----------     ----------
                                                 17,039         22,886
                                             ----------     ----------

Deferred income tax liabilities
 Depreciation and amortization                  624,793        577,287
 Price risk management activities                22,739         27,630
 Regulatory costs                                 9,065          8,155
 Other                                           12,512          5,731
                                             ----------     ----------
                                                669,109        618,803
                                             ----------     ----------

Net deferred income tax liabilities          $  652,070     $  595,917
                                             ==========     ==========

                  Total income tax expense for the years ended December 31, 2002, 2001 and 2000 is summarized as follows (in thousands):

                                           2002           2001           2000
                                        ----------     ----------     ----------
Payable currently
 Federal                                $    4,996     $   14,316     $   20,404
 State                                      (1,422)         2,883          4,367
                                        ----------     ----------     ----------
                                             3,574         17,199         24,771
                                        ----------     ----------     ----------
Payment deferred
 Federal                                    47,101         29,160         33,536
 State                                       9,053          4,376          3,835
                                        ----------     ----------     ----------
                                            56,154         33,536         37,371
                                        ----------     ----------     ----------

Total income tax expense                $   59,728     $   50,735     $   62,142
                                        ==========     ==========     ==========

                  Income tax expense for the year 2000 includes $21.0 million reported as cumulative effect of change in accounting principle, net of tax on the income statement. See Note 4.

                          CITRUS CORP. AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(5)      INCOME TAXES (continued)

                  The differences between taxes computed at the U.S. federal statutory rate and the Company's effective tax rate for the years ended December 31, 2002, 2001, and 2000 are as follows (in thousands):

                                                          2002            2001            2000
                                                       ----------      ----------      ----------
Statutory federal income tax provision                 $   54,709      $   45,872      $   56,765
State income taxes, net of federal benefit                  4,960           4,719           5,331
Other                                                          59             144              46
                                                       ----------      ----------      ----------

Income tax expense                                     $   59,728      $   50,735      $   62,142
                                                       ==========      ==========      ==========

Effective Tax Rate                                           38.2%           38.7%           38.2%
Federal Tax Rate                                             35.0%           35.0%           35.0%

                  The Company has an alternative minimum tax (AMT) credit which can be used to offset regular income taxes payable in future years. The AMT credit has an indefinite carry-forward period. For financial statement purposes, the Company has recognized the benefit of the AMT credit carry-forward as a reduction of deferred tax liabilities.

                  The Company files a consolidated federal income tax return separate from Southern and Enron.

(6)      EMPLOYEE BENEFIT PLANS

                  The employees of the Company and its subsidiaries are covered under Enron's employee benefit plans. Enron maintains the Enron Corp. Cash Balance Plan (Cash Balance Plan), which is a noncontributory defined benefit pension plan to provide retirement income for employees of Enron and its subsidiaries. Through December 31, 1994, participants in the Enron Corp. Retirement Plan with five years or more of service were entitled to retirement benefits in the form of an annuity based on a formula that used a percentage of final average pay and years of service. In 1995 Enron's Board of Directors adopted an amendment to and restatement of the Retirement Plan changing the plan's name from the Enron Corp. Retirement Plan to the Enron Corp. Cash Balance Plan. In connection with a change to the retirement benefit formula, all employees became fully vested in retirement benefits earned through December 31, 1994. The formula in place prior to January 1, 1995 was suspended and replaced with a benefit accrual in the form of a cash balance of 5% of eligible annual base pay beginning in January 1, 1996. Pension expenses charged to the Company by Enron were $1.7, $.7, and $.9 million for 2002, 2001, and 2000, respectively.

                  Enron has initiated steps to terminate the Cash Balance Plan in 2003. Effective January 1, 2003, Enron suspended future 5% benefit accruals under the Cash Balance Plan. Each employee's accrued benefit will continue to be credited with interest based on ten-year Treasury Bond yields. Because the Company is not part of an Enron "controlled group" as provided by Section 414(b) and (c) of the Internal Revenue Code of 1986, as amended, if the plan were to be terminated or if the Company were to withdraw from participation in the plan, the Company would be liable for only it's proportionate share of any underfunding that may exist in the plan at the time of such termination or withdrawal. This liability would be minimal and not have any adverse impact on operating results, financial position or cash flow.

                          CITRUS CORP. AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(6)      EMPLOYEE BENEFIT PLANS (continued)

                  The Company's net periodic post-retirement benefit costs charged to the Company by Enron were $1.3, $1.2, and $1.1 million for 2002, 2001, and 2000, respectively, substantially all of which relates to Transmission and are being recovered through rates.

                  Certain retirees of Transmission were covered under a deferred compensation plan managed and funded by Enron subsidiaries, one previously sold and the other now in bankruptcy. This matter has been included as part of the claim filed by Transmission in bankruptcy against Enron (with an amendment to be filed covering its subsidiary, Enron Management Inc., as well.) At this time, Transmission cannot determine what, if any, legal responsibility it has to these certain retirees. If such obligation were deemed to be a liability to Transmission, the range of exposure is $0 to approximately $6.0 million. Transmission does not believe that the ultimate resolution of this matter will have a material adverse effect on operating results, financial position or cash flow.

(7)      MAJOR CUSTOMERS

                  Revenues from individual third party and affiliate customers exceeding 10% of total revenues for the years ended December 31, 2002, 2001, and 2000 were approximately as listed below (in millions). Due to the early adoption of SFAS No. 133 in 2000, Trading's gas sales transactions for the period July 2000 through December 2001 were not reported as revenues to the Company. All amounts had been reported net in Other Income (Expense). In 2002 the revenues are reported separately. See note 4.

            Customers                           2002           2001           2000
            ---------                        ----------     ----------     ----------
Florida Power & Light Company                $    171.2     $    144.2     $    114.5
Enron North America (affiliate)                     0.3          346.8          506.3
El Paso Merchant Energy (affiliate)                55.2           14.5            6.8

                  At December 31, 2002, and 2001, the Company's subsidiaries had receivables of approximately $15.4 and $13.9 million from Florida Power & Light Company. At December 31, 2002, and 2001, the Company had receivables of approximately $7.8 and $5.0 million from El Paso Merchant Energy.

(8)      RELATED PARTY TRANSACTIONS

                  In December 2001, Enron and certain of its subsidiaries filed voluntary petitions for Chapter 11 reorganization with the U.S. Bankruptcy court. The Company was not included in the bankruptcy filing and management believes that the Company will continue to be able to meet its operational and administrative service obligations under the existing operating agreements.

                  The Company incurs certain corporate administrative expenses from Enron and its affiliates pursuant to an informal administrative services agreement. These services include administrative, legal, compliance, and pipeline operations emergency services. The arrangement was originally governed by the provisions of an operating agreement between an Enron affiliate and the Company. The term of the operating agreement expired on June 30, 2001, and has not been extended. However, an Enron entity has continued to provide services under an informal arrangement based on the provisions of the original operating agreement. Under the arrangement, the Company reimburses the Enron entities for costs attributable to the operations of the Company. The Company expensed approximately $14.9, $13.8, and $15.8 million for these charges for the years ended December 31, 2002, 2001, and 2000, respectively.

                          CITRUS CORP. AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(8)      RELATED PARTY TRANSACTIONS (continued)

                  Pursuant to the Enron Bankruptcy, the Company has continued to accrue expenses related to management fees charged by Enron. As of December 31, 2002, the Company had not received 2002 invoices for these services. The Company has estimated the 2002 charges based on the 2001 actual allocations from Enron plus quantifiable adjustments. Enron has neither agreed nor disagreed to the valuation method used by The Company. The Company feels Enron will accept its methodology, but if it is refuted, additional liabilities would be incurred. At this time, management is unable to estimate the potential additional liability, if any.

                  The Company's subsidiaries provide natural gas sales and transportation services to Enron and El Paso affiliates at rates equal to rates charged to non-affiliated customers in the same class of service. Revenues related to these transportation services amounted to approximately $0.4, $3.4 and $4.4 million to Enron affiliates and $5.7, $3.6 and $4.7 million to El Paso affiliates for the years ended December 31, 2002, 2001, and 2000, respectively. The Company's subsidiaries' gas sales amounted to approximately $0.0 (due to bankruptcy), $343.7 and $363.5 million to Enron affiliates and $55.2, $14.5 and $6.8 million to El Paso affiliates for the years ended December 31, 2002, 2001, and 2000, respectively. The Company's subsidiaries also purchased gas from affiliates of Enron of approximately $0.0 (due to bankruptcy), $216.9 and $208.3 million and from affiliates of El Paso of approximately $19.9, $100.5 and $102.5 million for the years ended December 31, 2002, 2001, and 2000, respectively.

                  Effective November 1, 1997, the operations of the contracts held by Trading were divided between affiliates of Enron and El Paso. The fee charged, for services such as scheduling, billing, and other back office support, is based on a volumetric payment of $.005/MMBtu, or approximately 50% of the prior arrangement. During 2002 Trading accrued and paid $.014 million to El Paso Merchant Energy and accrued $.149 million for ENA for administrative fees. Under this agreement, Trading was guaranteed an earnings stream based on all firm long-term contracts in place at November 1, 1997. The earnings stream now fluctuates due to the variable pricing currently in effect, the result of Enron rejecting all aspects of certain agreements in bankruptcy court. An Enron affiliate continues to operate Trading's daily business of scheduling of volumes. See Note 4 for additional details.

                  The Company either jointly owns or licenses with other Enron affiliates certain computer and telecommunications equipment and software that is critical to the conduct of their business. In other cases, such equipment or software is wholly-owned by such affiliates, and the Company has no ownership interest or license in or to such equipment or software. Transmission participated in business applications that are shared among the Enron pipelines. All participating pipelines use the same common base system and then have a custom pipeline-specific component. Each pipeline pays for its custom development component and shares in the common base system development costs. There are specific software licenses that were entered into by an Enron affiliate that entitle Transmission to usage of the software licenses.

                  Transmission is a party to a Participation Agreement, dated effective as of November 1, 2002, with Enron and Enron Net Works to provide Electronic Data Interchange (EDI) services through an outsourcing arrangement with EC Outlook. Enron renegotiated an existing agreement with EC Outlook that lowered the cost of EDI services and that also provided the means for Transmission to be compliant with the most recent Gas Industry Standards Board (GISB) EDI standards. The contract has a termination date of November 30, 2005.

                  Transmission has construction reimbursement agreements with ENA under which payments are delinquent. These obligations totaled approximately $7.2 million and are included in Transmission's filed bankruptcy claims. These receivables are fully reserved by Transmission. The Company has filed proofs of claims regarding the amount of damages for breach of contract and other claims in the bankruptcy proceeding. However, the Company cannot predict the amounts, if any, that it will collect of the timing of collection.

                          CITRUS CORP. AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(8)      RELATED PARTY TRANSACTIONS (continued)

                  Transmission entered into a compression service agreement with Enron Compression Services Company (ECS) in April 2002 that continues to perform under the terms of this agreement. This agreement requires Transmission to pay ECS to provide electric horsepower capacity and related horsepower hours to be used to operate Station 13A Electric Compressor Station. Amounts paid to ECS in 2002 totaled $1.5 million. Under related agreements, ECS is required to pay Transmission an annual lease fee and a monthly operating and maintenance fee to operate and maintain the facilities. Amounts received from ECS in 2002 for these services were $0.3 million. A Netting Agreement, dated effective November 1, 2002, was executed with ECS, providing for the netting of payments due under each of the O&M, lease, and compression service agreements with ECS.

(9)      REGULATORY MATTERS

                  Transmission's currently effective rates were established pursuant to a Stipulation and Agreement (Rate Case Settlement) which resolved all issues in Transmission's Natural Gas Act (NGA) Section 4 rate filing in FERC Docket No. RP96-366. The Rate Case Settlement, approved by FERC Order issued September 24, 1997, provided that Transmission cannot file a general rate case to increase its base tariff rates prior to October 1, 2000 (except in certain limited circumstances) and must file no later than October 1, 2001, since extended to October 1, 2003 pursuant to the Phase IV settlement discussed below. The Rate Case Settlement also provided that the rate charged pursuant to Transmission's rate schedule FTS-2 would decrease effective March 1, 1999 and March 1, 2000.

                  On December 1, 1998, Transmission filed an NGA Section 7 certificate application with the FERC in Docket No. CP99-94-000 to construct 205 miles of pipeline in order to extend the pipeline to Ft. Myers, Florida and to expand capacity by 272,000 MMBtu/day (Phase IV Expansion). Expansion costs were estimated at $351 million. Transmission requested that expansion costs be rolled into the rates applicable to FTS-2 (Incremental Expansion) service. On June 2, 1999, Transmission filed a Stipulation and Agreement (Phase IV Settlement) which resolved all non-environmental issues raised in the certificate proceeding and modified the Rate Case Settlement to provide that Transmission cannot file a general rate case to increase its base tariff rates prior to October 1, 2001 (except in certain limited circumstances), and must file no later than October 1, 2003. The Phase IV Settlement was approved by the FERC by order issued July 30, 1999, and became effective thirty days after the date that Transmission accepted an order issued by the FERC approving the Phase IV Expansion project. On August 23, 1999, Transmission amended its application on file with the FERC to eliminate a portion of the proposed facilities (that would be delayed until the Phase V Expansion). The amended application reflected the construction of 139.5 miles of pipeline and an expansion of capacity in order to provide incremental firm service of 196,405 MMBtu on an average annual day, with estimated project costs of $262 million. The Phase W Expansion was approved by FERC order issued February 28, 2000, and accepted by Transmission on March 29, 2000. The Phase IV Expansion was placed in service on April 30, 2001. Total costs through December 31, 2002, were $244 million.

                          CITRUS CORP. AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(9)      REGULATORY MATTERS (continued)

                  On December 1, 1999, Transmission filed an NGA Section 7 certificate application with the FERC in Docket No. CP00-40-000 to construct 215 miles of pipeline and 90,000 horsepower of compression and to acquire an undivided interest in the existing Mobile Bay Lateral owned by Koch Gateway Pipeline Company (now Gulf South Pipeline Company, LP), in order to expand the system capacity to provide incremental firm service to several new and existing customers of 270,000 MMBtu on an average annual day (Phase V Expansion). Expansion and acquisition costs were estimated at $437 million. Transmission requested that expansion costs be rolled into the rates applicable to FTS-2 (Incremental Expansion) service. On August 1, 2000, and September 29, 2000, Transmission amended its application on file with the FERC to reflect the withdrawal of two customers, the addition of a new customer and to modify the facilities to be constructed. The amended application reflected the construction of 167 miles of pipeline and 133,000 horsepower of compression to create additional capacity to provide 306,000 MMBtu of incremental firm service on an average annual day. The estimated cost of the revised project is $462 million. The Phase V Expansion was approved by FERC Order issued July 27, 2001, and accepted by Transmission on August 7, 2001. Portions of the project were placed in service in December 2001, March 2002, and December 2002, respectively. Total costs through December 31, 2002, were $370 million. The remainder of the Phase V expansion is scheduled to be placed in service on or before May 1, 2003.

                  On November 15, 2001, Transmission filed an NGA Section 7 certificate application with the FERC in Docket No. CP02-27-000 to construct 33 miles of pipeline and 18.600 horsepower of compression in order to expand the system to provide incremental firm service to several new and existing customers of 85,000 MMBtu on an average day (Phase VI Expansion). Expansion costs were estimated at $105 million. Transmission requested the expansion costs be rolled into rates applicable to FTS-2 (Incremental Expansion) service. The application was approved by FERC Order issued on June 13, 2002, and accepted by Transmission on July 19, 2002. Clarification was granted and a rehearing request of a landowner was denied by FERC Order of September 3, 2002. Construction is underway and the Phase VI expansion is anticipated to be placed in service on schedule by the end of 2003.

                  In July 2002, the FERC issued a Notice of Inquiry (NOI) that seeks comments regarding its 1996 policy of permitting pipelines to enter into negotiated rate transactions. The FERC is now reviewing whether negotiated rates should be capped, whether or not a pipeline's "recourse rate" (a cost-of-service based rate) continues to safeguard against a pipeline exercising market power, as well as other issues related to negotiated rate programs. Transmission has only two negotiated rate agreements, and both of these are at or below Transmission's currently effective maximum tariff rates. Thus, Transmission does not anticipate its negotiated rate transactions being impacted by this rulemaking. At this time, Transmission cannot predict the outcome of this NOI.

                  On August 1, 2002, the FERC issued a Notice of Proposed Rulemaking (NOPR) requiring that all cash management or money pool arrangements between a FERC regulated subsidiary and a non-FERC regulated parent must be in writing, and set forth: the duties and responsibilities of cash management participants and administrators; the methods of calculating interest and for allocating interest income and expenses; and the restrictions on deposits or borrowings by money pool members. The NOPR also requires specified documentation for all deposits into, borrowings from, interest income from, and interest expenses related to these arrangements. Finally, the NOPR proposed that as a condition of participating in a cash management or money pool arrangement, the FERC regulated entity maintain a minimum proprietary capital balance of 30 percent, and the FERC regulated entity and its parent maintain investment grade credit ratings. The FERC held a public conference on September 25, 2002, to discuss the issues raised in comments. Representatives of companies from the gas and electric industries participated on a panel and uniformly agreed that the proposed regulations should be revised substantially and that the proposed capital balance and investment grade credit rating requirements would be excessive. At this time, Transmission cannot predict the outcome of this NOPR as no final rule has been issued.

                          CITRUS CORP. AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(9)      REGULATORY MATTERS (continued)

                  Also on August 1, 2002, the FERC's Chief Accountant issued an Accounting Release, to be effective immediately, providing guidance on how companies should account for money pool arrangements and the types of documentation that should be maintained for these arrangements. However, the Accounting Release did not address the proposed requirement that the FERC regulated entity maintain a minimum proprietary capital balance of 30 percent and that the entity and its parent have investment grade credit ratings. Comments were filed on or about August 28, 2002. The FERC has not yet issued a final rule. The Company no longer pools money with Transmission.

                  Transmission is currently subject to an industry wide nonpublic investigation of the FERC Form 2 (FERC's annual report) focusing on cash management or transfers between Transmission and Enron or affiliated companies. At this time, there are no outstanding data requests and the results of this investigation are unknown.

                  In Order No. 637, et. seq. ("Order No. 637"), the FERC revised its regulations relating to scheduling procedures, capacity segmentation, and pipeline penalties, with the stated purpose of improving the competitiveness and efficiency of the interstate pipeline grid. Among the provisions of Order No. 637 are requirements that pipelines give nominations at alternate points within a shipper's primary path scheduling priority over nominations at alternate points outside of a shipper's primary path, unless the pipeline could demonstrate such practice was operationally infeasible or would lead to anticompetitive results, Transmission and several of its shippers filed for rehearing of this requirement of Order No. 637, but these requests for rehearing were denied by the FERC, the order stating that such issues could be addressed in Transmission's individual compliance proceedings. In its compliance filing, Transmission, supported by a number of shippers, again argued that this requirement was inappropriate because it would lead to anticompetitive results, was contrary to an existing settlement, and was not consistent with Transmission's rate design. By Order issued February 26, 2003, ("February 26 Order") the FERC determined that Transmission must revise its Tariff to afford within-the-path alternate nominations a higher scheduling priority, but allowed Transmission to delay such filing until its NGA Section 4 Rate Case which must be filed on or before October 1, 2003. The February 26 Order also required Transmission to file tariff revisions within 15 days to permit shippers to release capacity outside of the shippers primary capacity paths. On March 6, 2003, Transmission filed a Motion for Extension of Time ("Motion") requesting that Transmission be allowed to delay the tariff filing until its next NGA Section 4 rate case so that these changes, as well as the within-the-path scheduling priorities, could be considered in the overall context of cost allocation and rate design. The Motion is pending FERC action. Implementation of the FERC's required changes would require changes to several of Transmission's business systems, the cost of which is currently being estimated.

                  In April 2002, FERC and the Department of Transportation, Office of Pipeline Safety convened a technical conference to discuss how to clarify, expedite, and streamline permitting and approvals for interstate pipeline reconstruction in the event of natural or other disaster. On January 17, 2003, FERC issued a NOPR proposing to (1) expand the scope of construction activities authorized under a pipeline's blanket certificate to allow replacement of mainline facilities; (2) authorize a pipeline to commence reconstruction of the affected system without a waiting period; and (3) authorize automatic approval of construction that would be above the normal cost ceiling. Comments on the NOPR were due on February 27, 2003. At this time we cannot predict the outcome of this rulemaking.

                  On January 28, 2003, the U.S. Department of Transportation issued a NOPR proposing to establish a rule requiring pipeline operators to develop integrity management programs to comprehensively evaluate their pipelines, and take measures to protect pipeline segments located in what the notice refers to as "high consequence areas." The proposed rule resulted from the enactment of the Pipeline Safety Improvement Act of 2002, a new bill signed into law in December 2002. At this time, we cannot predict the outcome of this rulemaking.

                          CITRUS CORP. AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(10)     PROPERTY, PLANT AND EQUIPMENT

                  The principal components of the Company's Property, Plant and Equipment at December 31, 2002, and 2001 are as follows (in thousands):

                                                                2002             2001
                                                            ------------     ------------
Transmission Plant                                          $  2,423,903     $  2,153,323
General Plant                                                  1,289,507        1,288,211
Intangible Plant                                                  20,446           18,475
Construction Work-in-progress                                    180,432          220,196
                                                            ------------     ------------
                                                               3,914,288        3,680,205
Less: Accumulated depreciation and amortization               (1,004,345)        (956,305)
                                                            ------------     ------------
Plant Assets, net                                           $  2,909,943     $  2,723,900
                                                            ============     ============

(11)     OTHER DEFERRED CHARGES

                  The principal components of the Company's other deferred charges at December 31, 2002, and 2001 are as follows (in thousands):

                                                          2002           2001
                                                       ----------     ----------
Ramp-up assets, net (1)                                $   12,550     $   12,107
Fuel tracker                                                2,278          5,731
Long-term receivables                                       5,514         12,103
Overhauls, net of current amortization                      5,386          3,606
Cash collateral payments (see Note 3)                      16,373             --
Receipts for escrow                                         7,700             --
Balancing tools (2)                                         2,203             --
Other miscellaneous                                         2,614          3,263
                                                       ----------     ----------
Total Other Deferred Charges                           $   54,618     $   36,810
                                                       ==========     ==========

(1) "Ramp-up" assets is a regulatory asset Transmission was specifically allowed in the FERC certificates authorizing Phase IV and V expansion projects.

(2) Balancing tools are a regulatory method by which Transmission recovers the costs of operational balancing of the pipelines' system. The balance can be a deferred charge or credit, depending on timing, rate changes, and operational activities.

(12)     DEFERRED CREDITS

                  The principal components of the Company's other deferred credits at December 31, 2002, and 2001 are as follows (in thousands):

                                                          2002           2001
                                                       ----------     ----------
Balancing tools (see Note 11)                          $       --     $    3,557
Customer deposits (see Note 14)                             8,205            555
Phase IV retainage & Phase V surety bond                    1,644            946
Miscellaneous                                                 196            761
                                                       ----------     ----------
Total Other Deferred Credits                           $   10,045     $    5,819
                                                       ==========     ==========

                          CITRUS CORP. AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(13)     COMMITMENTS AND CONTINGENCIES

                  From time to time, in the normal course of business, the Company is involved in litigation, claims or assessments that may result in future economic detriment. The Company evaluates each of these matters and determines if loss accruals are necessary as required by SFAS No. 5, Accounting for Contingencies. The Company does not expect to experience losses that would be materially in excess of the amount accrued at December 31, 2002.

                  In 1999, Transmission entered into an agreement which obligated it to various natural gas and construction projects includable in its rate base. This obligation ends July 1, 2004.

                  Pursuant to recent pipeline safety legislation passed by the United States Congress, the Department of Transportation, Office of Pipeline Safely is in the process of creating new regulations regarding pipeline integrity. It is unclear what the cost of these regulations will be for Transmission's pipelines.

                  The Florida Turnpike Authority (FTA) has several turnpike widening projects in the planning state, which may, over the next ten years, impact one or more of Transmission's mainlines co-located in FTA right-of-way. The most immediate projects are five Sunshine State Parkway projects, which are proposed to overlap Transmission's pipelines, for a total of approximately 25 miles. Under certain conditions, the existing agreement between Transmission and the FTA calls for the FTA to pay for any new right-of-way needed for the relocation projects and for Transmission to pay for construction costs. The actual amount of miles of pipe to be impacted ultimately, and the relocation cost and/or right-of-way cost, recoverable through rates, is undefined at this time due to the preliminary stage of FTA's planning process.

(14)     CONCENTRATIONS OF CREDIT RISK AND OTHER FINANCIAL INSTRUMENTS

                  The Company and its subsidiaries have a concentration of customers in the electric and gas utility industries. These concentrations of customers may impact the Company's overall exposure to credit risk, either positively or negatively, in that the customers may be similarly affected by changes in economic or other conditions. Credit losses incurred on receivables in these industries compare favorably to losses experienced in the Company's receivable portfolio as a whole. The Company and its subsidiaries also have a concentration of customers located in the southeastern United States, primarily within the State of Florida. Receivables are generally not collateralized. From time to time, specifically identified customers having perceived credit risk are required to provide prepayments, deposits, or other forms of security to the Company. In 2002, Transmission sought additional security from customers due to credit concerns, and received customer deposits of $8.2 million and prepayments of $3,9 million. The Company's management believes that the portfolio of receivables, which includes regulated electric utilities, regulated local distribution companies and municipalities, is of minimal credit risk.

                  The carrying amounts and fair value of the Company's financial instruments at December 31, 2002, and 2001 are as follows (in thousands):

                                               2002                              2001
                                   -----------------------------     -----------------------------
                                     Carrying        Estimated         Carrying        Estimated
                                      Amount         Fair Value         Amount         Fair Value
                                   ------------     ------------     ------------     ------------
Cash and cash equivalents          $    109,916     $    109,916     $     11,098     $     11,098
Long-term debt                        1,249,989        1,398,291        1,099,957        1,224,076

                  The carrying amount of cash and cash equivalents and long-term debt reasonably approximate their fair value. The fair value of long-term debt is based upon market quotations of similar debt at interest rates currently available.

                         CITRUS CORP. AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(15)     COMPREHENSIVE INCOME

         Comprehensive income includes the following (in thousands):

                                                                            2002          2001       2000
                                                                         ---------      -------    --------
Net income                                                               $  96,587      $80,328    $100,044
Other comprehensive income:
 Derivative instruments:
  Deferred loss on anticipatory cash flow hedge (see note 4)               (12,280)          --          --
    Recognition in earnings of previously deferred (gains) and losses
      related to derivative instruments used as cash flow hedges               540          (21)         (2)
                                                                         ---------      -------    --------
Total comprehensive income                                               $  84,847      $80,307    $100,042
                                                                         =========      =======    ========

(16)     ACCOUNTING PRONOUNCEMENTS

                  In August 2001 the Financial Accounting Standards Board (FASB) issued SFAS No. 143, "Accounting for Asset Retirement Obligations." This statement requires companies to record a liability for the estimated removal costs of assets used in their business where there is a legal obligation associated with the removal. The liability is recorded at its fair value, with a corresponding asset which is depreciated over the remaining useful life of the long-lived asset to which the liability relates. An on going expense will also be recognized for changes in the value of the liability as a result of the passage of time. The provisions of SFAS No. 143 are effective for fiscal years beginning after June 15, 2002. The Company will adopt SFAS 143, beginning January 1, 2003, and does not believe that it will have any material impact on its results of operations, financial position or cash flows.

                  In July 2002 the FASB issued SFAS No. 146, "Accounting for Costs Associated with Exit or Disposal Activities ". This statement will require recognition of costs associated with exit or disposal activities when they are incurred rather than when a commitment is made to an exit or disposal plan. Examples of costs covered by this guidance include lease termination costs, employee severance costs associated with a restructuring, discontinued operations, plant closings or other exit or disposal activities. This statement is effective for fiscal years beginning after December 31, 2002, and will impact any exit or disposal activities initiated after January 1, 2003.

                  In November 2002, the FASB issued FIN No. 45, Guarantor's Accounting and Disclosure Requirements for Guarantees, including Indirect Guarantees of Indebtedness of Others. This interpretation requires that companies record a liability for all guarantees issued after January 31, 2003, including financial, performance, and fair value guarantees. This liability is recorded at its fair value upon issuance, and does not affect any existing guarantees issued before December 31, 2002. While the Company does not believe there will be any initial impact of adopting this standard, it will impact any guarantees the Company issues in the future.

(17)     SUBSEQUENT EVENTS

                  On February 20, 2003, Transmission received a demand from ENA for a refund of $260,000 in reservation charges. Transmission collected such charges from third party shippers to whom ENA released its capacity during the period May 1 through September 30, 2002. It is Transmission's position that it has complied with its tariff and has credited the charges collected to ENA's account, as required, leaving a balance owed by ENA to Transmission. Transmission also believes it is entitled, under bankruptcy recoupment theory, to refuse to pay any sums to ENA while still owed funds under the same contacts under which ENA is claiming refunds. Transmission so advised ENA on March 6, 2003, and will defend this claim, if necessary, in the Bankruptcy Court.

                          CITRUS CORP. AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(17)     SUBSEQUENT EVENTS (continued)

                  Duke notified Trading on January 3, 2003, that it had "suffered a loss of LNG supply" within the meaning of the December 22, 1998 agreement between the parties. With a follow-up letter dated January 16, 2003, Duke claimed that it had suffered the loss of LNG supply starting January 15, 2002. Duke's obligations to supply replacement gas would cease after 730 consecutive days or if the "seller's replacement cost limitation" is reached, whichever comes first. The agreement defines the "replacement cost limitation" amount as $60 million escalated by the GNP implicit price deflator. The replacement cost limitation is approximately $79.2 million as of December 31, 2002. Unable to resolve the above contentions with Duke, Trading filed a petition against Duke on March 7, 2003, in the District Court of Harris County, Texas. Trading is asking the court to declare the following: 1) that no loss of LNG supply under the agreement has occurred, 2) that Duke is obligated to supply the "optional volumes" as defined by the agreement, 3) that Duke is in default under the agreement, 4) award Trading its actual damages against Duke and 5) award Trading such other and further relief to which Trading may be justly entitled. The outcome of this petition is not known at this time, however, the impact to Trading's mark-to-market portfolio using December 31, 2002, forward pricing would be a reduction in value of approximately $54.3 million.

                  On March 26, 2003, the FERC issued an order directing Trading to show cause, in a proceeding initiated by the order, why the FERC should not terminate Citrus' blanket marketing certificates by which Citrus is authorized to make sales for resale, at negotiated rates in interstate commerce of natural gas, subject to the NGA. Trading believes that it has not posted packages of gas on the Enron On Line platform, and that it has never made any gas sales into the California market, which is the subject of the FERC staff's investigation that lead to the issuance of the order. The Company plans to file a "show cause" document in response to the order no later than April 16, 2003. FERC intends to reach a final decision by July 31, 2003. An adverse ruling would terminate the blanket marketing certificates. The Company does not believe this order will have an adverse effect on its operating results, financial position or cash flows.

                  After reviewing bids received, and thoroughly reviewing the options, the Enron Board of Directors voted on March 19, 2003 to move forward with the creation of a new operating entity rather than selling it's ownership interest in the Company. The formation of the new entity will require various board, bankruptcy court and regulatory approvals and is expected to be well underway by the end 2003.

                          CITRUS CORP. AND SUBSIDIARIES
                           CONSOLIDATING BALANCE SHEET
                               DECEMBER 31, 2002
                                 (IN THOUSANDS)

                                                            Florida Gas     Citrus        Citrus
                                                Citrus     Transmission     Trading       Energy       Eliminations   Citrus Corp.
                                                 Corp.        Company        Corp.     Services, Inc.     & Other    Consolidated
                                              -----------  ------------   -----------  --------------  ------------  -------------
ASSETS

 Current Assets
   Cash and cash equivalents                  $     7,721  $    102,195   $        --  $           --  $         --  $     109,916
   Trade and other receivables
    Customers, net of allowance for doubtful
      accounts of $77                                  --        36,434            --             222            --         36,656
    Income taxes                                    2,850           394           348              --            55          3,647

   Price risk management assets                        --            --       147,052              --            --        147,052

   Materials and supplies                              --         3,337            --              --            --          3,337

   Other                                               --         6,752            --              44            --          6,796
                                              -----------  ------------   -----------  --------------  ------------  -------------
    Total Current Assets                           10,571       149,112       147,400             266            55        307,404
                                              -----------  ------------   -----------  --------------  ------------  -------------

Investment in Subsidiary Companies              1,701,275            --            --              --    (1,701,275)            --
                                              -----------  ------------   -----------  --------------  ------------  -------------
Deferred Charges
   Unamortized debt expense                           774        10,117            --              --            --         10,891
   Affiliated companies                                --       309,756         1,185              --      (310,941)            --
   Price risk management assets                        --            --       537,689              --            --        537,689
   Other                                               37        37,276        13,755           3,550            --         54,618
                                              -----------  ------------   -----------  --------------  ------------  -------------

    Total Deferred Charges                            811       357,149       552,629           3,550      (310,941)       603,198
                                              -----------  ------------   -----------  --------------  ------------  -------------

Property, Plant and Equipment, at cost
   Completed Plant                                     --     2,481,508            54              --     1,252,294      3,733,856
   Construction work-in-progress                       --       180,432            --              --            --        180,432
                                              -----------  ------------   -----------  --------------  ------------  -------------
    Total property, plant and equipment                --     2,661,940            54              --     1,252,294      3,914,288

   Less - accumulated depreciation and
      amortization                                     --       594,459            54              --       409,832      1,004,345
                                              -----------  ------------   -----------  --------------  ------------  -------------

    Net Property, Plant and Equipment                  --     2,067,481            --              --       842,462      2,909,943
                                              -----------  ------------   -----------  --------------  ------------  -------------

TOTAL ASSETS                                  $ 1,712,657  $  2,573,742   $   700,029  $        3,816  $ (1,169,699) $   3,820,545
                                              ===========  ============   ===========  ==============  ============  =============

                          CITRUS CORP. AND SUBSIDIARIES
                           CONSOLIDATING BALANCE SHEET
                               DECEMBER 31, 2002
                                 (IN THOUSANDS)

                                                          Florida Gas     Citrus         Citrus
                                              Citrus     Transmission     Trading        Energy        Eliminations    Citrus Corp.
                                               Corp.       Company         Corp.      Services, Inc.     & Other      Consolidated
                                            -----------  ------------   -----------   --------------   ------------   ------------
LIABILITIES AND STOCKHOLDERS' EQUITY
  Current Liabilities

    Long-term debt due within one year      $    19,250  $      6,159   $        --   $           --   $         --   $     25,409

    Accounts payable
      Trade                                         277         9,944            --               70             --         10,291
      Affiliated companies                      311,619        17,063         1,330             (107)      (310,941)        18,964

    Accrued liabilities
      Interest                                    2,699        18,646            --               --             --         21,345
      Other taxes                                     1         8,735           368                3             --          9,107

    Price risk management liabilities                --            --       138,637               --             --        138,637


    other                                           (63)        2,556            --               --             --          2,493
                                            -----------  ------------   -----------   --------------   ------------   ------------

      Total Current Liabilities                 333,783        63,103       140,335              (34)      (310,941)       226,246
                                            -----------  ------------   -----------   --------------   ------------   ------------

  Long-Term Debt                                149,500     1,075,080            --               --             --      1,224,580
                                            -----------  ------------   -----------   --------------   ------------   ------------

  Deferred Credits
    Deferred income taxes                       (15,973)      333,018        24,767            1,102        309,156        652,070
    Price risk management liabilities                --            --       488,911               --             --        488,911
    Other                                            --        10,005            --               40             --         10,045
                                            -----------  ------------   -----------   --------------   ------------   ------------
      Total Deferred Credits                    (15,973)      343,023       513,678            1,142        309,156      1,151,026
                                            -----------  ------------   -----------   --------------   ------------   ------------

  Stockholders' Equity
    Common stock                                      1         2,526             3                1         (2,530)             1
    Additional paid-in capital                  634,271       729,496         5,498            1,287       (736,281)       634,271
    Accumulated other comprehensive income        8,089       (26,542)           --               --             --        (18,453)
    Retained earnings                           602,986       387,056        40,515            1,420       (429,103)       602,874
                                            -----------  ------------   -----------   --------------   ------------   ------------

      Total Stockholders' Equity              1,245,347     1,092,536        46,016            2,708     (1,167,914)     1,218,693
                                            -----------  ------------   -----------   --------------   ------------   ------------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY  $ 1,712,657  $  2,573,742   $   700,029   $        3,816   $ (1,169,699)  $  3,820,545
                                            ===========  ============   ===========   ==============   ============   ============

                          CITRUS CORP. AND SUBSIDIARIES
                        CONSOLIDATING STATEMENT OF INCOME
                           YEAR ENDED DECEMBER 31, 2002
                                 (IN THOUSANDS)

                                                           Florida Gas    Citrus        Citrus
                                                  Citrus   Transmission   Trading       Energy       Eliminations   Citrus Corp.
                                                   Corp.     Company       Corp.     Services, Inc.    & Other      Consolidated
                                                ---------  ------------  ---------   --------------  ------------   ------------
Revenues
  Gas sales                                     $     --   $        --   $ 102,166      $   --       $       --     $   102,166
  Gas transportation, net                             --       419,272          --         364               --         419,636
                                                --------   -----------   ---------      ------       ----------     -----------

                                                      --       419,272     102,166         364               --         521,802
                                                --------   -----------   ---------      ------       ----------     -----------
Costs and Expenses
  Natural gas purchased                               --            --      91,925          --               --          91,925
  Operations and maintenance                       1,450        84,250       4,147         146               --          89,993
  Depreciation                                        --        38,041          --          --               --          38,041
  Amortization                                    20,064            --          --          --               (4)         20,060
  Taxes - other than income taxes                    138        21,588         161         (28)              --          21,859
                                                --------   -----------   ---------      ------       ----------     -----------

                                                  21,652       143,879      96,233         118               (4)        261,878
                                                --------   -----------   ---------      ------       ----------     -----------

Operating Income (Loss)                          (21,652)      275,393       5,933         246                4         259,924
                                                --------   -----------   ---------      ------       ----------     -----------

Other Income (Expense)
  Interest expense, net                          (21,966)      (74,646)      5,366         204               --         (91,042)
  Allowance for funds used during construction        --        17,141          --          --               --          17,141
  Other, net                                        (167)         (956)    (28,598)         13               --         (29,708)
  Equity in earnings of subsidiaries             123,752            --          --          --         (123,752)             --
                                                --------   -----------   ---------      ------       ----------     -----------

                                                 101,619       (58,461)    (23,232)        217         (123,752)       (103,609)
                                                --------   -----------   ---------      ------       ----------     -----------

Income (Loss) Before Income Taxes                 79,967       216,932     (17,299)        463         (123,748)        156,315

Income Tax Expense (Benefit)                     (16,619)       82,593      (6,454)        207                1          59,728
                                                --------   -----------   ---------      ------       ----------     -----------

Net Income (Loss)                               $ 96,586   $   134,339   $ (10,845)     $  256       $ (123,749)    $    96,587
                                                ========   ===========   =========      ======       ==========     ===========

                          CITRUS CORP. AND SUBSIDIARIES
                 CONSOLIDATING STATEMENT OF STOCKHOLDERS' EQUITY
                           YEAR ENDED DECEMBER 31, 2002
                                 (IN THOUSANDS)

                                                                Florida        Citrus       Citrus
                                                  Citrus          Gas         Trading       Energy      Eliminations     Citrus
                                                   Corp.      Transmission     Corp.     Services Inc.    & Other     Consolidated
                                                -----------   ------------   ---------   -------------  ------------  ------------
Common Stock
   Balance, beginning and end of year           $         1   $      2,526   $       3     $       1    $    (2,530)  $         1
                                                -----------   ------------   ---------     ---------    -----------   -----------
Additional Paid-in Capital
   Balance, beginning and end of year               634,271        729,496       5,498         1,287       (736,281)      634,271
                                                -----------   ------------   ---------     ---------    -----------   -----------

Accumulated Other Comprehensive income (Loss):
   Balance, beginning of year                         9,982        (16,695)         --            --             --        (6,713)
   Deferred loss on cash flow hedge                      --        (12,280)         --            --             --       (12,280)
   Recognition in earnings of previously
     deferred (gains) and losses related
     to derivative instruments used as cash
     flow hedges                                     (1,893)         2,433          --            --             --           540
                                                -----------   ------------   ---------     ---------    -----------   -----------
   Balance, end of year                               8,089        (26,542)         --            --             --       (18,453)
                                                -----------   ------------   ---------     ---------    -----------   -----------

Retained Earnings
   Balance, beginning of year                       506,390        311,717      51,360         1,164       (364,344)      506,287
   Net income                                        96,586        134,339     (10,845)          256       (123,749)       96,587
   Declared dividend                                     --        (59,000)         --            --         59,000            --
                                                -----------   ------------   ---------     ---------    -----------   -----------
   Balance, end of year                             602,976        387,056      40,515         1,420       (429,093)      602,874
                                                -----------   ------------   ---------     ---------    -----------   -----------

 Total Stockholders' Equity                     $ 1,245,337   $  1,092,536   $  46,016     $   2,708    $(1,167,904)  $ 1,218,693
                                                ===========   ============   =========     =========    ===========   ===========

                          CITRUS CORP. AND SUBSIDIARIES
                      CONSOLIDATING STATEMENT OF CASH FLOWS
                      TWELVE MONTHS ENDED DECEMBER 31, 2002
                                 (IN THOUSANDS)

                                                                   Florida Gas    Citrus         Citrus
                                                        Citrus    Transmission    Trading        Energy
                                                         Corp.       Company       Corp.     Services, Inc.
                                                       --------   ------------   ---------   --------------
Cash Flows From Operating Activities

 Net income (loss)                                     $ 96,586    $  134,339    $ (10,845)    $      256
 Adjustments to reconcile net income (loss) to net
  cash provided by (used in) operating activities
   Equity in earnings of subsidiaries                   (64,752)           --           --             --
   Depreciation and amortization                         20,064        38,041           --             --
   Amortization of hedge loss in OCI                     (1,893)        2,433           --             --
   Overhaul charges amortization                             --         1,203           --             --
   Non-cash interest income                                  --        (2,025)          --             --
   Deferred income taxes                                     (2)       63,122       (6,966)            --
   Allowance for funds used during construction              --       (17,141)          --             --

 Changes in assets and liabilities
   Trade and other receivables                               (2)        1,477           --           (130)
   Materials and supplies                                    --           350           --             --
   Accounts payable                                         936       (14,176)          34            277
   Accrued liabilities                                   (9,746)        4,865         (869)            39
   Other current assets and liabilities                    (102)          406           --             --
   Fair value loss of reverse swap                           --         2,575           --             --
   Price risk management assets and liabilities              --        (3,243)      29,592             --
   Other, net                                               152        (6,688)     (13,757)           (93)
                                                       --------    ----------    ---------     ----------

Net Cash Provided by (Used in) Operating Activities      41,241       205,538       (2,811)           349
                                                       --------    ----------    ---------     ----------

Cash Flows From Investing Activities
  Additions to property, plant and equipment                 --      (242,804)          --             --
  Allowance for funds used during construction               --        17,141           --             --
  Disposition of property, plant and equipment, net          --         2,444           --             --
                                                       --------    ----------    ---------     ----------
Net Cash Used in Investing Activities                        --      (223,219)          --             --
                                                       --------    ----------    ---------     ----------

Cash Flows From Financing Activities
  Dividends declared                                         --       (59,000)          --             --
  Intercompany accounts                                 (25,364)       22,902        2,811           (349)
  Proceeds from issuance of long-term debt                   --       250,000           --             --
  Repayment of long-term debt                                --       (74,700)          --             --
  Anticipatory hedge settlement (OCI)                        --       (12,280)          --             --
  Interest rate swap settlement                              --          (550)          --             --
  Principal payments on long-term debt                  (19,250)       (6,500)          --             --
                                                       --------    ----------    ---------     ----------

Net Cash Provided by (Used in) Financing Activities     (44,614)      119,872        2,811           (349)
                                                       --------    ----------    ---------     ----------

Increase (Decrease) in Cash and Cash Equivalents         (3,373)      102,191           --             --

Cash and Cash Equivalents, Beginning of Year             11,094             4           --             --
                                                       --------    ----------    ---------     ----------

Cash and Cash Equivalents, End of Year                 $  7,721    $  102,195    $      --     $       --
                                                       ========    ==========    =========     ==========

                                                            Eliminations   Citrus Corp.
                                                              & Other      Consolidated
                                                            ------------   ------------
Cash Flows From Operating Activities

 Net income (loss)                                           $ (123,749)    $   96,587
 Adjustments to reconcile net income (loss) to net
  cash provided by (used in) operating activities
   Equity in earnings of subsidiaries                            64,752             --
   Depreciation and amortization                                     (4)        58,101
   Amortization of hedge loss in OCI                                 --            540
   Overhaul charges amortization                                     --          1,203
   Non-cash interest income                                          --         (2,025)
   Deferred income taxes                                             --         56,154
   Allowance for funds used during construction                      --        (17,141)

 Changes in assets and liabilities
   Trade and other receivables                                       --          1,345
   Materials and supplies                                            --            350
   Accounts payable                                                  --        (12,929)
   Accrued liabilities                                               --         (5,711)
   Other current assets and liabilities                              --            304
   Fair value loss of reverse swap                                   --          2,575
   Price risk management assets and liabilities                      --         26,349
   Other, net                                                         1        (20,385)
                                                             ----------     ----------

Net Cash Provided by (Used in) Operating Activities             (59,000)       185,317
                                                             ----------     ----------

Cash Flows From Investing Activities
  Additions to property, plant and equipment                         --       (242,804)
  Allowance for funds used during construction                       --         17,141
  Disposition of property, plant and equipment, net                  --          2,444
                                                             ----------     ----------
Net Cash Used in Investing Activities                                --       (223,219)
                                                             ----------     ----------

Cash Flows From Financing Activities
  Dividends declared                                             59,000             --
  Intercompany accounts                                              --             --
  Proceeds from issuance of long-term debt                           --        250,000
  Repayment of long-term debt                                        --        (74,700)
  Anticipatory hedge settlement (OCI)                                --        (12,280)
  Interest rate swap settlement                                      --           (550)
  Principal payments on long-term debt                               --        (25,750)
                                                             ----------     ----------

Net Cash Provided by (Used in) Financing Activities              59,000        136,720
                                                             ----------     ----------

Increase (Decrease) in Cash and Cash Equivalents                     --         98,818

Cash and Cash Equivalents, Beginning of Year                         --         11,098
                                                             ----------     ----------

Cash and Cash Equivalents, End of Year                       $       --     $  109,916
                                                             ==========     ==========

                          CITRUS CORP. AND SUBSIDIARIES
                           CONSOLIDATING BALANCE SHEET
                                DECEMBER 31, 2001
                                 (IN THOUSANDS)

                                                                                       Florida Gas     Citrus        Citrus
                                                                         Citrus       Transmission    Trading        Energy
                                                                          Corp.         Company        Corp.      Services, Inc.
                                                                       ----------     ------------   ----------   --------------
ASSETS
 Current Assets
   Cash and cash equivalents                                           $   11,094     $          4    $      --     $        --
   Trade and other receivables
     Customers, net of allowance for doubtful accounts of $826                 (2)          37,912           --              92

     Income taxes                                                              --            1,800           --              --

   Price risk management assets                                                --               --      129,516              --

   Materials and supplies                                                      --            3,686           --              --

   Other                                                                        1            4,717            1              44
                                                                       ----------     ------------   ----------     -----------

     Total Current Assets                                                  11,093           48,119      129,517             136
                                                                       ----------     ------------   ----------     -----------
 Investment in subsidiary companies                                     1,649,215               --           --              --
                                                                       ----------     ------------   ----------     -----------
 Deferred Charges
   Unamortized debt expense                                                   940            7,638           13              --
   Affiliated companies                                                     3,812          332,658        3,996              --
   Price risk management assets                                                --               --      503,654              --
   Other                                                                       23           33,342          (10)          3,455
                                                                       ----------     ------------   ----------     -----------
     Total Deferred Charges                                                 4,775          373,638      507,653           3,455
                                                                       ----------     ------------   ----------     -----------
 Property, Plant and Equipment, at cost
   Completed Plant                                                             --        2,207,661           54              --
   Construction work-in-progress                                               --          220,196           --              --
                                                                       ----------     ------------   ----------     -----------
     Total property, plant and equipment                                       --        2,427,857           54              --

   Less - accumulated depreciation and amortization                            --          566,478           54              --
                                                                       ----------     ------------   ----------     -----------
     Net Property, Plant and Equipment                                         --        1,861,379           --              --
                                                                       ----------     ------------   ----------     -----------

TOTAL ASSETS                                                           $1,665,083     $  2,283,136   $  637,170     $     3,591
                                                                       ==========     ============   ==========     ===========

                                                                         Eliminations   Citrus Corp.
                                                                           & Other      Consolidated
                                                                         ------------   ------------
ASSETS
 Current Assets
   Cash and cash equivalents                                             $         --    $   11,098
   Trade and other receivables
     Customers, net of allowance for doubtful accounts of $826                     --        38,002

     Income taxes                                                              (1,800)           --

   Price risk management assets                                                    --       129,516

   Materials and supplies                                                          --         3,686

   Other                                                                           --         4,763
                                                                         ------------    ----------

     Total Current Assets                                                      (1,800)      187,065
                                                                         ------------    ----------
 Investment in subsidiary companies                                        (1,649,215)           --
                                                                         ------------    ----------
 Deferred Charges
   Unamortized debt expense                                                         1         8,592
   Affiliated companies                                                      (340,466)           --
   Price risk management assets                                                    --       503,654
   Other                                                                           --        36,810
                                                                         ------------    ----------
     Total Deferred Charges                                                  (340,465)      549,056
                                                                         ------------    ----------
 Property, Plant and Equipment, at cost
   Completed Plant                                                          1,252,294     3,460,009
   Construction work-in-progress                                                   --       220,196
                                                                         ------------    ----------
     Total property, plant and equipment                                    1,252,294     3,680,205

   Less - accumulated depreciation and amortization                           389,773       956,305
                                                                         ------------    ----------
     Net Property, Plant and Equipment                                        862,521     2,723,900
                                                                         ------------    ----------

TOTAL ASSETS                                                             $ (1,128,959)   $3,460,021
                                                                         ============    ==========

                         CITRUS CORP. AND SUBSIDIARIES
                           CONSOLIDATING BALANCE SHEET
                                DECEMBER 31, 2001
                                 (IN THOUSANDS)

                                                              Florida Gas     Citrus        Citrus
                                                  Citrus      Transmission    Trading       Energy      Eliminations  Citrus Corp.
                                                   Corp.        Company        Corp.    Services, Inc.    & Other     Consolidated
                                                -----------   ------------  ----------  --------------  ------------  ------------
LIABILITIES AND STOCKHOLDERS' EQUITY
  Current Liabilities

    Long-term debt due within one year          $    19,250   $     6,500   $       --   $        --    $        --   $    25,750

    Accounts payable
      Trade                                              67        22,666           --           (14)            (1)       22,718
      Affiliated companies                          340,069        18,515        1,296            50       (340,466)       19,464

    Accrued liabilities
      Interest                                        3,087        10,655           --            --             --        13,742
      Income taxes                                    6,510            --          656           (70)        (1,856)        5,240
      Other taxes                                        --        13,266          233            32             --        13,531

    Price risk management liabilities                    --            --       91,867            --             --        91,867

    Other                                                38           115            5            --             --           158
                                                -----------   -----------   ----------   -----------    -----------   -----------

      Total Current Liabilities                     369,021        71,717       94,057            (2)      (342,323)      192,470
                                                -----------   -----------   ----------   -----------    -----------   -----------

  Long-Term Debt                                    168,750       905,457           --            --             --     1,074,207
                                                -----------   -----------   ----------   -----------    -----------   -----------

  Deferred Credits
    Deferred income taxes                           (23,332)      269,896       31,733         1,102        316,518       595,917
    Price risk management liabilities                    --         3,243      454,519            --             --       457,762
    Other                                                --         5,779           --            40             --         5,819
                                                -----------   -----------   ----------   -----------    -----------   -----------

      Total Deferred Credits                        (23,332)      278,918      486,252         1,142        316,518     1,059,498
                                                -----------   -----------   ----------   -----------    -----------   -----------

  Stockholders' Equity
    Common stock                                          1         2,526            3             1         (2,530)            1
    Additional paid-in capital                      634,271       729,496        5,498         1,287       (736,281)      634,271
    Accumulated other comprehensive income            9,982       (16,695)          --            --             --        (6,713)
    Retained earnings (deficit)                     506,390       311,717       51,360         1,163       (364,343)      506,287
                                                -----------   -----------   ----------   -----------    -----------   -----------

      Total Stockholders' Equity                  1,150,644     1,027,044       56,861         2,451     (1,103,154)    1,133,846
                                                -----------   -----------   ----------   -----------    -----------   -----------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY      $ 1,665,083   $ 2,283,136   $  637,170   $     3,591    $(1,128,959)  $ 3,460,021
                                                ===========   ===========   ==========   ===========    ===========   ===========

                          CITRUS CORP. AND SUBSIDIARIES
                        CONSOLIDATING STATEMENT OF INCOME
                          YEAR ENDED DECEMBER 31, 2001
                                 (IN THOUSANDS)

                                                              Florida Gas     Citrus        Citrus
                                                  Citrus      Transmission    Trading       Energy      Eliminations  Citrus Corp.
                                                   Corp.        Company        Corp.    Services, Inc.    & Other     Consolidated
                                                -----------   ------------  ----------  --------------  ------------  ------------
Revenues
  Gas transportation, net                       $        --   $   351,443   $       --   $       195    $        --   $   351,638
                                                -----------   -----------   ----------   -----------    -----------   -----------

                                                         --       351,443           --           195             --       351,638
                                                -----------   -----------   ----------   -----------    -----------   -----------
Costs and Expenses
  Operations and maintenance                          1,757        75,327          184           100             --        77,368
  Depreciation                                           --        31,771           --            --             --        31,771
  Amortization                                       20,064            --           --            --             (3)       20,061
  Taxes - other than income taxes                       152        28,281          161            --             --        28,594
                                                -----------   -----------   ----------   -----------    -----------   -----------

                                                     21,973       135,379          345           100             (3)      157,794
                                                -----------   -----------   ----------   -----------    -----------   -----------

Operating Income (Loss)                             (21,973)      216,064         (345)           95              3       193,844
                                                -----------   -----------   ----------   -----------    -----------   -----------

Other Income (Expense)
  Interest expense, net                             (29,389)      (60,673)          --            45             --       (90,017)
  Allowance for funds used during construction           --        13,645           --            --             --        13,645
  Other, net                                           (227)        9,022        1,388         3,408             --        13,591
  Equity in earnings of subsidiaries                112,987            --           --            --       (112,987)           --
                                                -----------   -----------   ----------   -----------    -----------   -----------

                                                     83,371       (38,006)       1,388         3,453       (112,987)      (62,781)
                                                -----------   -----------   ----------   -----------    -----------   -----------

Income (Loss) Before Income Taxes                    61,398       178,058        1,043         3,548       (112,984)      131,063

Income Tax Expense (Benefit)                        (18,927)       67,897          389         1,376             --        50,735
                                                -----------   -----------   ----------   -----------    -----------   -----------

Net Income (Loss)                               $    80,325   $   110,161   $      654   $     2,172    $  (112,984)  $    80,328
                                                ===========   ===========   ==========   ===========    ===========   ===========

                          CITRUS CORP. AND SUBSIDIARIES
                 CONSOLIDATING STATEMENT OF STOCKHOLDERS' EQUITY
                           YEAR ENDED DECEMBER 31, 2001
                                 (IN THOUSANDS)

                                                                                         Florida        Citrus        Citrus
                                                                          Citrus           Gas          Trading        Energy
                                                                          Corp.        Transmission      Corp.     Services Inc.
                                                                        -----------    ------------   -----------  -------------
Common Stock
    Balance, beginning and end of year                                  $         1    $     2,526    $         3   $         1
                                                                        -----------    -----------    -----------   -----------

Additional Paid-in Capital
    Balance, beginning and end of year                                      634,271        729,496          5,498         1,287
                                                                        -----------    -----------    -----------   -----------

Accumulated Other Comprehensive Income (Loss):
    Balance, beginning of year                                               11,875        (18,567)            --            --
    Deferred loss on cash flow hedge                                             --             --             --            --
    Recognition in earnings of previously deferred (gains) and losses
      related to derivative instruments used as cash flow hedges             (1,893)         1,872             --            --
                                                                        -----------    -----------    -----------   -----------
    Balance, end of year                                                      9,982        (16,695)            --            --
                                                                        -----------    -----------    -----------   -----------

Retained Earnings
    Balance, beginning of year                                              426,065        201,556         50,706        (1,008)
    Net income                                                               80,325        110,161            654         2,172
                                                                        -----------    -----------    -----------   -----------
    Balance, end of year                                                    506,390        311,717         51,360         1,164
                                                                        -----------    -----------    -----------   -----------

Total Stockholders' Equity                                              $ 1,150,644    $ 1,027,044    $    56,861   $     2,452
                                                                        ===========    ===========    ===========   ===========

                                                                        Eliminations      Citrus
                                                                          & Other      Consolidated
                                                                        ------------   ------------
Common Stock
    Balance, beginning and end of year                                  $    (2,530)   $         1
                                                                        -----------    -----------

Additional Paid-in Capital
    Balance, beginning and end of year                                     (736,281)       634,271
                                                                        -----------    -----------

Accumulated Other Comprehensive Income (Loss):
    Balance, beginning of year                                                   --         (6,692)
    Deferred loss on cash flow hedge                                             --             --
    Recognition in earnings of previously deferred (gains) and losses
      related to derivative instruments used as cash flow hedges                 --            (21)
                                                                        -----------    -----------
    Balance, end of year                                                         --         (6,713)
                                                                        -----------    -----------

Retained Earnings
    Balance, beginning of year                                             (251,360)       425,959
    Net income                                                             (112,984)        80,328
                                                                        -----------    -----------
    Balance, end of year                                                   (364,344)       506,287
                                                                        -----------    -----------

Total Stockholders' Equity                                              $(1,103,155)   $ 1,133,846
                                                                        ===========    ===========

                          CITRUS CORP. AND SUBSIDIARIES
                      CONSOLIDATING STATEMENT OF CASH FLOWS
                          YEAR ENDED DECEMBER 31, 2001
                                 (IN THOUSANDS)

                                                                        Florida Gas       Citrus          Citrus
                                                          Citrus       Transmission       Trading         Energy
                                                           Corp.          Company          Corp.      Services, Inc.
                                                        ----------     ------------     ----------    --------------
Cash Flows From Operating Activities

  Net income (loss)                                     $   80,325      $  110,161      $      654      $    2,172
  Adjustments to reconcile net income (loss) to net
  cash provided by (used in) operating activities
    Equity in earnings of subsidiaries                    (112,987)             --              --              --
    Depreciation and amortization                           20,064          31,771              --              --
    Deferred income taxes                                   (5,735)         37,841             105           1,325
    Allowance for funds used during construction                --         (13,645)             --              --

  Changes in assets and liabilities
    Trade and other receivables                             (3,810)        (10,391)        103,812              26
    Materials and supplies                                      --             322              --              --
    Accounts payable                                          (742)          1,816            (508)           (256)
    Accrued liabilities                                     (1,810)          2,276            (357)            (72)

    Other current assets and liabilities                       (26)         15,282              --             105
    Price risk management assets and liabilities                --              --            (613)             --
    Other, net                                              (2,426)        (27,670)            622          (3,456)
                                                        ----------      ----------      ----------      ----------

Net Cash Provided by (Used in) Operating Activities        (27,147)        147,763         103,715            (156)
                                                        ----------      ----------      ----------      ----------

Cash Flows From Investing Activities
  Additions to property, plant and equipment                    --        (198,836)             --              --
  Allowance for funds used during construction                  --          13,645              --              --
  Disposition of property, plant and equipment, net             --            (526)             --              --
                                                        ----------      ----------      ----------      ----------

Net Cash Used in Investing Activities                           --        (185,717)             --              --
                                                        ----------      ----------      ----------      ----------

Cash Flows From Financing Activities
  Short-term bank borrowings, net                          (30,000)        (50,000)             --              --
  Proceeds from issuance of long-term debt                      --          74,700              --              --
  Principal payments on long-term debt                     (19,250)         (6,500)             --              --
  Intercompany notes                                        84,100          19,459        (103,715)            156
                                                        ----------      ----------      ----------      ----------

Net Cash Provided by (Used in) Financing Activities         34,850          37,659        (103,715)            156
                                                        ----------      ----------      ----------      ----------

Increase (Decrease) in Cash and Cash Equivalents             7,703            (295)             --              --

Cash and Cash Equivalents, Beginning of Year                 3,391             299              --              --
                                                        ----------      ----------      ----------      ----------

Cash and Cash Equivalents, End of Year                  $   11,094      $        4      $       --      $       --
                                                        ==========      ==========      ==========      ==========

                                                        Eliminations    Citrus Corp.
                                                           & Other      Consolidated
                                                        -------------   ------------
Cash Flows From Operating Activities

  Net income (loss)                                      $ (112,984)     $   80,328
  Adjustments to reconcile net income (loss) to net
  cash provided by (used in) operating activities
    Equity in earnings of subsidiaries                      112,987              --
    Depreciation and amortization                                (3)         51,832
    Deferred income taxes                                        --          33,536
    Allowance for funds used during construction                 --         (13,645)

  Changes in assets and liabilities
    Trade and other receivables                                  --          89,637
    Materials and supplies                                       --             322
    Accounts payable                                             --             310
    Accrued liabilities                                          --              37

    Other current assets and liabilities                         --          15,361
    Price risk management assets and liabilities                 --            (613)
    Other, net                                                   --         (32,930)
                                                         ----------      ----------

Net Cash Provided by (Used in) Operating Activities              --         224,175
                                                         ----------      ----------

Cash Flows From Investing Activities
  Additions to property, plant and equipment                     --        (198,836)
  Allowance for funds used during construction                   --          13,645
  Disposition of property, plant and equipment, net              --            (526)
                                                         ----------      ----------

Net Cash Used in Investing Activities                            --        (185,717)
                                                         ----------      ----------

Cash Flows From Financing Activities
  Short-term bank borrowings, net                                --         (80,000)
  Proceeds from issuance of long-term debt                       --          74,700
  Principal payments on long-term debt                           --         (25,750)
  Intercompany notes                                             --              --
                                                         ----------      ----------

Net Cash Provided by (Used in) Financing Activities              --         (31,050)
                                                         ----------      ----------

Increase (Decrease) in Cash and Cash Equivalents                 --           7,408

Cash and Cash Equivalents, Beginning of Year                     --           3,690
                                                         ----------      ----------
Cash and Cash Equivalents, End of Year                   $       --      $   11,098
                                                         ==========      ==========

2001 VS. 2000

TRANSWESTERN PIPELINE COMPANY -- RESULTS OF OPERATIONS

                  The following discussion and analysis of the financial condition and results of operations of Transwestern are based on the Financial Statements of Transwestern, which were prepared in accordance with accounting principles generally accepted in the United States of America, and should be read in conjunction with the Financial Statements included herein. The discussion of the results of operations contained herein was not prepared in connection with the original audit of Transwestern, and has not been reviewed by outside auditors.

YEAR ENDED DECEMBER 31, 2001 COMPARED TO YEAR ENDED DECEMBER 31, 2000

INCOME STATEMENT

                  Net income decreased by $496.2 million, from $69.7 million in 2000 to a loss of $426.5 million of net income in 2001. The loss in 2001 primarily reflects establishment of reserves of $820.2 million (for a $500.4 million impact on 2001 net income after tax effect) for receivables due from ENE and its Affiliates as a result of ENE's and certain of its Affiliates' bankruptcies in December 2001.

                  Operating revenues increased $26.8 million from $176.8 million in 2000 to $203.6 million in 2001. Transportation revenues accounted for $15.6 million of the increase. The increase in transportation revenues was from new contracts and higher rates attributable to higher demand in the California market and a full year of revenues from the Gallup Expansion. The State of California experienced high natural gas demands in 2001 as a result of low hydroelectric generation and unusually warm temperatures requiring higher electric generation. Interruptible revenues increased also due to higher demand in California. These increases were partially offset by lower rate surcharges due to the termination of the shared cost surcharge provision of Transwestern's Global Tariff Settlement on October 31, 2001. Gas and Liquids Sold revenues increased $11.0 million, from $26.3 million in 2000 to $37.3 million in 2001 due to higher retained fuel available to sell from higher deliveries to California and higher gas prices.

                  Operating and Maintenance Expenses increased $40.8 million, from $39.6 million in 2000 to $80.4 million in 2001. This increase is primarily due to bad debt expense. During 2001, Transwestern was a party to natural gas commodity price swaps with an ENA Affiliate, RMTC. ENA and certain Affiliates subsequently filed for bankruptcy and informed Transwestern that price swap agreements with Transwestern would not be performed. Transwestern closed out all outstanding financial instruments with ENA and fully reserved for their value as of December 31, 2001. Also, fuel used in operations increased as a result of the higher throughput volumes associated with higher demand in Transwestern's California market area mentioned above.

                  Other income decreased by $787.5 million from $23.8 million in 2000 to a loss of $763.7 million in 2001. On December 2, 2001, ENE and certain of its Affiliates filed for bankruptcy protection. As a result, a $784.7 million note receivable from ENE was fully reserved due to the uncertainty regarding the ability of ENE to repay the note receivable. Interest income decreased $1.5 million from $21.7 million in 2000 to $20.2 million in 2001. This decrease was due to the loss of intercompany interest income on the note receivable with ENE.

                  Interest expense increased $10.3 million from $11.1 million in 2000 to $21.4 million in 2001. On November 19, 2001, Transwestern closed on a $550.0 million, 364 days, secured revolving credit facility with two financial institutions. The additional interest expense and debt cost was associated with the secured revolver. The remaining interest expense is primarily associated with a reserve for intercompany interest income for November and December 2001, as a result of ENE's bankruptcy and its ability to pay the interest on notes payable.

                  Income taxes decreased $226.2 million from an expense of $44.7 million in 2000 to a benefit of $270.9 million in 2001 primarily as a result of a reserve set up due to the uncertainty regarding the ability of ENE and RMTC to repay its notes or pay its payables as discussed above.

CASH FLOWS

                  Cash Flow increased by $8.1 million, from $0.0 million in 2000 to $8.1 million in 2001.

                  Net Cash Provided by Operating Activities decreased by $762.2 million, from a cash inflow of $88.4 million in 2000 to a cash outflow of $673.8 million in 2001. This significant cash decline was significantly affected by transactions in 2001 unrelated to Transwestern's operations. In 2001, Transwestern had a total of $820.2 million in short-term notes and receivables defaulted on and reserved against due to ENE's and its Affiliates' bankruptcies. Excluding the establishment of these reserves, Transwestern's 2001 cash provided from operating activities was approximately $146.4 million. Comparable cash flow from operations in 2000 was $97.0 million. The year to year improvement primarily reflects the impact of improved revenues in 2001.

                  Net Cash Flow Used in Investing Activities decreased $56.0 million from funds used of $111.6 million in 2000 to funds used of $55.6 million in 2001. Capital expenditures were higher as a result of Transwestern's Red Rock Expansion. This was offset by an increase of $82.0 million in a note receivable from ENE that was classified as an investing activity in 2000.

                  Net Cash Flow from Financing Activities increased by $714.2 million from a cash inflow of $23.2 million in 2000 to a cash inflow of $737.4 million in 2001. In 2001, Transwestern entered into the $550.0 million revolving credit facility. Of that amount, Transwestern assumed an ENE obligation of $137.5 million and paid fees of $25.1 million, resulting in net proceeds of $387.4 million, which was loaned to ENE.

$365.5 million was reclassified in 2001 from intercompany receivables in working capital to note receivable from ENE in financing activities. $15.5 million of existing debt was retired in 2001. Therefore, without considering the ENE loans above, Transwestern used $82.7 million of cash in financing-related activities in 2001. In 2000, Transwestern refinanced long-term debt realizing net proceeds of $23.2 million, essentially used in investing activities.

                  At the end of 2001, Transwestern had $8.1 million of cash compared to a $4,000 balance at the end of 2000. Prior to ENE's bankruptcy, all of Transwestern's cash was advanced to ENE.

TRANSWESTERN PIPELINE COMPANY
FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2001 AND 2000
WITH REPORT OF INDEPENDENT AUDITORS

                          TRANSWESTERN PIPELINE COMPANY

                               TABLE OF CONTENTS

                                                                   PAGE NO.
                                                                   --------
REPORT OF INDEPENDENT AUDITORS

   Report of Independent Auditors                                      2

AUDITED FINANCIAL STATEMENTS

   Balance Sheets - Assets                                             4
   Balance Sheets - Liabilities and Stockholders' Equity               5
   Statements of Operations                                            6
   Statements of Stockholders' Equity                                  7
   Statements of Cash Flows                                            8
   Notes to Financial Statements                                    9-26

(ERNST & YOUNG LETTERHEAD)

                         Report of Independent Auditors

The Board of Directors
Transwestern Pipeline Company

We have audited the balance sheet of Transwestern Pipeline Company (Transwestern) as of December 31, 2001, and the related statements of income, stockholder's equity and cash flows for the year then ended. These financial statements are the responsibility of Transwestern's management. Our responsibility is to express an opinion on these financial statements based on our audit. The financial statements of Transwestern for the year ended December 31, 2000 were audited by other auditors whose report dated February 23, 2001, except for Note 10, as to which the date is April 6, 2001, expressed an unqualified opinion on those statements.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the 2001 financial statements referred to above present fairly, in all material respects, the financial position of Transwestern at December 31, 2001, and the results of its operations and its cash flows for the year then ended, in conformity with accounting principles generally accepted in the United States.

As more fully described in Note 1, Transwestern is a wholly-owned subsidiary of Enron Corp. Enron Corp., along with certain other subsidiaries and affiliates, filed for protection under Chapter 11 of the U.S. Bankruptcy Code in December 2001. Transwestern was not a part of these bankruptcy proceedings and has continued its operations in the normal course of business since the bankruptcy filing. Management believes that Transwestern will not be placed in bankruptcy; that no actions on the part of its' federal regulators, the bankruptcy court or its creditors will cause Transwestern to significantly alter its operations or prevent it from operating as it does now for the "public convenience and necessity"; or, that will have a significant effect on its financial position, results of operations or cash flows, or that will prevent it from meeting all of its obligations as they become due. In addition, as more fully described in Note 3, in November 2001 Transwestern borrowed $550,000,000 under a note maturing in November 2002. Although Transwestern is not in violation of any debt covenants, has generated sufficient cash flows from operations to service the debt, and management believes Transwestern has sufficient collateral and borrowing capacity to renew or refinance this debt on a timely basis, management has not yet sought, or received, a

                  (A Member Practice of Ernst & Young Global) commitment from any lender. Because of the uncertainties surrounding the Enron Corp. bankruptcy proceedings and what effect, if any, they might ultimately have on Transwestern, and because Transwestern does not yet have a firm commitment from a lender to ensure that it is able to repay the $550,000,000 of debt when it becomes due during 2002, there exists substantial doubt about whether Transwestern can obtain such financing and, thus, whether it will continue as a going concern. The accompanying financial statements have been prepared assuming that Transwestern will continue as a going concern and, therefore, do not include any adjustments to reflect the possible future effects on the recoverability and classification of assets.

As discussed in Note 5 to the financial statements, in 2001 Transwestern changed its method for accounting for derivative instruments.

April 26, 2002,                                              ERNST & YOUNG LLP
except for Note 3, as to which the date is April 30, 2002

                          TRANSWESTERN PIPELINE COMPANY
                                 BALANCE SHEETS
                                 (IN THOUSANDS)

                                                        DECEMBER 31,          DECEMBER 31,
                                                            2001                  2000
                                                        ------------          ------------
ASSETS

CURRENT ASSETS
   Cash                                                 $      8,061          $          4
   Accounts receivable-
     Customers                                                14,166                 7,287
     Associated companies, less allowance for
     doubtful accounts of $819,847 in 2001                         -               378,314
   Transportation and exchange gas receivable                  6,501                11,991
   Regulatory assets                                           6,644                 6,553
   Other                                                      28,470                 4,348
                                                        ------------          ------------

     Total Current Assets                                     63,842               408,497
                                                        ------------          ------------

PROPERTY, PLANT AND EQUIPMENT, AT COST                     1,042,394               987,107
   Less - Accumulated depreciation and
   amortization                                              123,386               104,364
                                                        ------------          ------------

     Property, Plant and Equipment, net                      919,008               882,743
                                                        ------------          ------------
OTHER ASSETS
   Deferred income taxes                                      81,066                     -
   Regulatory assets                                          73,782                79,053
   Other                                                       5,615                 2,106
                                                        ------------          ------------

     Total Other Assets                                      160,463                81,159
                                                        ------------          ------------

TOTAL ASSETS                                            $  1,143,313          $  1,372,399
                                                        ============          ============

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

                          TRANSWESTERN PIPELINE COMPANY
                                 BALANCE SHEETS
                        (IN THOUSANDS, EXCEPT SHARE DATA)

                                                            DECEMBER 31,          DECEMBER 31,
                                                                2001                  2000
                                                            -------------         ------------
LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
   Accounts payable -
     Trade and other                                         $      1,932          $      2,161
     Associated companies                                           3,756                 1,723
   Transportation and exchange gas payable                          5,579                 7,331
   Notes payable                                                  550,000                     -
   Deferred income taxes                                            2,121                 2,129
   Accrued taxes                                                    6,282                 6,129
   Accrued interest                                                 2,952                 3,012
   Current portion of long-term debt                                    -                 3,850
   Reserve for regulatory and other contingencies                  12,489                   263
   Other                                                            7,410                    11
                                                             ------------          ------------

     Total Current Liabilities                                    592,521                26,609
                                                             ------------          ------------

LONG-TERM DEBT, NET OF CURRENT MATURITIES                               -               161,600
                                                             ------------          ------------
DEFERRED CREDITS AND OTHER LIABILITIES
   Deferred income taxes                                                -               238,702
   Other                                                            2,376                 2,661
                                                             ------------          ------------

     Total Deferred Credits and Other Liabilities                   2,376               241,363
                                                             ------------          ------------

STOCKHOLDERS' EQUITY
   Common stock (1,000 shares authorized and outstanding)               1                     1
   Additional paid-in capital                                     409,191               409,191
   Accumulated other comprehensive income                          32,088                     -
   Retained earnings                                              107,136               533,635
                                                             ------------          ------------

     Total Stockholders' Equity                                   548,416               942,827
                                                             ------------          ------------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                   $  1,143,313          $  1,372,399
                                                             ============          ============

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

                          TRANSWESTERN PIPELINE COMPANY
                            STATEMENTS OF OPERATIONS
                                 (IN THOUSANDS)

                                                                  YEAR ENDED DECEMBER 31,
                                                            -----------------------------------
                                                                 2001                  2000
                                                            -------------         -------------
REVENUES
   Transportation                                           $     165,878         $     150,290
   Gas and liquids sold                                            37,334                26,333
   Other gas revenues                                                 416                   190
                                                            -------------         -------------

     Total Revenues                                               203,628               176,813
                                                            -------------         -------------

COST AND EXPENSES
   Operating & maintenance expenses                                80,389                39,601
   Amortization of regulatory assets                                4,632                 4,749
   Depreciation and amortization                                   19,889                19,658
   Taxes, other than income taxes                                  10,924                11,163
                                                            -------------         -------------

     Total Cost and Expenses                                      115,834                75,171
                                                            -------------         -------------

OPERATING INCOME                                                   87,794               101,642

OTHER INCOME
   Interest income                                                 20,175                21,685
   Other, net                                                    (783,867)                2,168
                                                            -------------         -------------

INCOME (LOSS) BEFORE INTEREST AND INCOME TAXES                   (675,898)              125,495

   Interest expense and related charges, net                       21,479                11,146
   Income taxes                                                  (270,878)               44,683
                                                            -------------         -------------

NET INCOME (LOSS)                                           $    (426,499)        $      69,666
                                                            =============         =============

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

                          TRANSWESTERN PIPELINE COMPANY
                       STATEMENTS OF STOCKHOLDERS' EQUITY
                                 (IN THOUSANDS)

                                                                  YEAR ENDED DECEMBER 31,
                                                            -----------------------------------
                                                                 2001                  2000
                                                            -------------         -------------
Common Stock
   Balance, beginning and end of year                       $           1         $           1

Additional Paid-in Capital
   Balance, beginning and end of year                             409,191               409,191

Accumulated Other Comprehensive Income (Loss):
   Cumulative effect of accounting change (Note 5)                (21,216)                    -
   Deferred net gains on derivative instruments associated
     with hedges of future cash flows                              48,633
   Recognition in earnings of previously deferred (gains)
     and losses related to derivative instruments used as
     cash flow hedges                                               4,671
                                                            -------------         -------------
   Balance, end of year                                            32,088                     -

Retained Earnings
   Balance beginning of year                                      533,635               463,969
   Net income (loss)                                             (426,499)               69,666
                                                            -------------         -------------
   Balance end of year                                            107,136               533,635

                                                            -------------         -------------
Total Stockholders' Equity                                  $     548,416         $     942,827
                                                            =============         =============

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

                          TRANSWESTERN PIPELINE COMPANY
                            STATEMENTS OF CASH FLOWS
                                 (IN THOUSANDS)

                                                                  YEAR ENDED DECEMBER 31,
                                                            -----------------------------------
                                                                 2001                  2000
                                                            -------------         -------------
CASH FLOWS FROM OPERATING ACTIVITIES

RECONCILIATION OF NET INCOME (LOSS) TO NET CASH PROVIDED
 (USED) BY OPERATING ACTIVITIES
   Net income (loss)                                        $    (426,499)        $      69,666
   Depreciation and amortization                                   19,889                19,658
   Amortization of regulatory assets                                4,632                 4,749
   Regulatory, litigation and other non-cash adjustments,
      net                                                         819,847                     -
   Gain on sale of property                                           (88)                    -
   Deferred income taxes                                         (319,776)                4,314
   Changes in components of working capital
     Receivables                                                 (820,186)               (8,622)
     Payables                                                          52                  (618)
     Regulatory and other contingency adjustments                  19,624                     -
     Other current assets / liabilities                               347                  (856)
     Net assets from price risk management activities              32,089                     -
   Other, net                                                      (3,745)                  136
                                                            -------------         -------------

NET CASH PROVIDED (USED) BY OPERATING ACTIVITIES                 (673,814)               88,427
                                                            -------------         -------------
CASH FLOWS FROM INVESTING ACTIVITIES
   Note receivable from parent company                                  -               (82,028)
   Proceeds from sale of property                                      18                   117
   Additions to property, plant and equipment                     (55,468)              (26,445)
   Other capital expenditures                                        (117)               (3,221)
                                                            -------------         -------------

NET CASH USED IN INVESTING ACTIVITIES                             (55,567)             (111,577)
                                                            -------------         -------------
CASH FLOWS FROM FINANCING ACTIVITIES
   Note receivable from parent company                            365,521                     -
   Issuance of short-term debt, net of issuance costs             524,867                     -
   Repayment of short-term debt assumed                          (137,500)                    -
   Issuance of long-term debt                                           -               150,000
   Repayment of long-term debt                                    (15,450)             (126.850)
                                                            -------------         -------------

NET CASH PROVIDED BY FINANCING ACTIVITIES                         737,438                23,150
                                                            -------------         -------------

INCREASE IN CASH                                                    8,057                     -

   CASH, BEGINNING OF YEAR                                              4                     4
                                                            -------------         -------------

   CASH, END OF YEAR                                        $       8,061         $           4
                                                            =============         =============

Additional Cash Flow Information

                                                                 2001                  2000
                                                            -------------         -------------
INTEREST AND INCOME TAX PAYMENTS WERE AS FOLLOWS:
   Interest (net of amounts capitalized)                    $      10,353         $      12,194
   Income taxes                                                    48,107                40,279

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

                         TRANSWESTERN PIPELINE COMPANY

                         NOTES TO FINANCIAL STATEMENTS

                           December 31, 2001 and 2000

(1)      NATURE OF OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         Transwestern Pipeline Company (Transwestern) is a subsidiary of Transwestern Holding Company, Inc. (TW Holdings) a wholly-owned subsidiary of Enron Transportation Services Company (ETS), formerly Enron Pipeline Company, which is a majority-owned subsidiary of Enron Corp. (Enron). ETS and its subsidiaries are members of an operating group which engages in transactions characteristic of group administration and operations with other members of the group. Transwestern owns and operates an interstate natural gas pipeline system stretching from Texas, Oklahoma and the San Juan Basin to the California border. Transwestern is a major natural gas transporter to the California border and Mid-Continent markets and aggressively markets off the east end of its system to Texas intrastate and midwest markets.

         On December 2, 2001, Enron filed for bankruptcy protection under Chapter 11 of the U.S. Bankruptcy Code, and since that date has been engaged in restructuring its business and financial operations and in preparing a plan of reorganization. It is not known when, or if, such plan will receive approval of the Bankruptcy Court or what affect such plan might have on Transwestern. As part of Transwestern's November 2001 debt offering (see Note 3), TW Holdings was created as an entity to hold the stock of Transwestern, separate from Enron. Some of the common stock of TW Holdings is held in a voting trust that was created to protect the lenders by preventing Enron from forcing Transwestern to file for bankruptcy protection.

         On November 13, 2001 Transwestern closed on a $550 million 364 day, secured, revolving credit facility (the "Revolver") with two financial institutions (the "Banks"), as further described in Note 3. Transwestern's management plans to extend or refinance the Revolver at or before its scheduled maturity in November 2002. This plan is supported by Transwestern's ability to service its debt with cash flows from current operations, and its plans for current and future expansion of capacity to serve growing markets in the Southwestern United States.

         If the Revolver is not extended or refinanced, the Banks have the right to assume ownership of Transwestern by foreclosing on the common stock that was pledged to them to secure the repayment of the Revolver. Although substantially all of the pipeline assets are also pledged for the repayment of the Revolver, the Banks would not be able to foreclose on the physical facilities in order to liquidate the assets without first obtaining authority to do so from the Federal Energy Regulatory Commission (FERC). The FERC is highly unlikely to deem a wholesale liquidation of Transwestern's pipeline system to be in the "public convenience and necessity." Transwestern's outside counsel has advised that there is no precedent for the U.S. Bankruptcy Court to circumvent the FERC's authority over disposition of jurisdictional facilities by interstate natural gas pipelines.

                          TRANSWESTERN PIPELINE COMPANY

(1) NATURE OF OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

         Other potential impacts of the Enron bankruptcy proceedings have also been considered by management. The Banks are also providing Enron's debtor-in-possession financing and had initially determined to use a portion of such financing to repay the Revolver and include Transwestern in the bankruptcy process, thereby improving their secured lender status. That proposal was rejected by the committee of Enron's unsecured creditors because Transwestern had more value to the creditors as a viable, non-bankrupt business. The terms of the Revolver provide that Transwestern's cash accounts and transactions are totally segregated from those of Enron and its debtor subsidiaries. In addition, all dividends, distributions and loans to Enron and its affiliates are strictly prohibited. This provides the Banks and potential lenders with further assurance that Transwestern's cash flows will be available for debt service. During the term of the agreement Transwestern is prohibited from loaning funds or making distributions to Enron, as well as being required to do business separately from Enron in a manner that will not cause confusion as to the separate distinct identity and legal existence of Transwestern. Transwestern, by the terms of the notes, is not allowed to refer to itself as a department or division of Enron as well.

         In the unlikely event that Transwestern would be placed in bankruptcy, the FERC's past precedent in dealing with regulated utilities in bankruptcy is to allow them to continue to operate in the public convenience and necessity rather than to force the liquidation of the jurisdictional facilities. Precedents include the Columbia Gas System and United Gas Pipeline.

         Use of Estimates

         The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                          TRANSWESTERN PIPELINE COMPANY

(1) NATURE OF OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

         Property, Plant and Equipment

         The provision for depreciation and amortization is computed using the straight-line method based on estimated economic or Federal Energy Regulatory Commission (FERC) mandated lives. Composite depreciation rates ranging from 1.2% to 10.0% are applied to functional groups of property having similar economic characteristics.

         Transwestern charges the cost of repairs to operating and maintenance expense. Costs of replacements and renewals of units of property are capitalized. The original cost of property retired is charged to accumulated depreciation and amortization, net of salvage and removal costs. No retirement gain or loss is included in the results of operations except in the case of sales or exceptional retirements of operating units.

         The accrual of allowance for funds used during construction (AFUDC) is a utility accounting practice calculated under guidelines prescribed by the FERC and capitalized as part of the cost of utility plant. It represents the cost of servicing the capital invested in construction work-in-progress. Such AFUDC has been segregated into two component parts - borrowed and equity funds. The allowance for borrowed and equity funds used during construction totaled $.6 million and $.1 million for 2001 and 2000, respectively, and is included in "Other Income" and "Interest expense and related charges, net", respectively, in the Statement of Operations.

         Included in gross property, plant and equipment is an aggregate plant acquisition adjustment of $438.8 million which represents costs allocated to Transwestern's transmission plant as a result of its acquisition by Enron in 1984. Currently, this adjustment amount is not considered by the FERC in determining the tariff rates Transwestern may charge to its regulated customers. At December 31, 2001 and 2000, $144.6 million and $138.6 million, respectively, was included in accumulated depreciation and amortization related to the plant acquisition adjustment.

         System Gas

         Transwestern accounts for system balancing gas using the fixed asset accounting model established under FERC Order No. 581. Under this approach, system gas volumes are classified as fixed assets and valued at historical cost. Encroachments upon system gas are valued at current market.

                          TRANSWESTERN PIPELINE COMPANY

(1) NATURE OF OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

         Income Taxes

         Transwestern is included in the consolidated federal and state income tax returns filed by Enron. Pursuant to tax allocation arrangements, Enron will pay to each subsidiary an amount equal to the tax benefits realized in Enron's consolidated federal income tax return resulting from the utilization of the subsidiary's net operating losses and/or tax credits, or each subsidiary will pay to Enron an amount equal to the federal income tax computed on its separate company taxable income less the tax benefits associated with net operating losses and/or tax credits generated by the subsidiary which are utilized in Enron's consolidated federal income tax return. To the extent a state requires or permits a consolidated, combined or unitary tax return to be filed, and such return includes any of Enron's subsidiaries, the principles expressed with respect to the consolidated federal income tax allocation apply for settlement of state taxes.

         Transwestern accounts for income taxes under the provisions of Statement of Financial Accounting Standards (SFAS) No. 109, "Accounting for Income Taxes," which provides for an asset and liability approach to accounting for income taxes. Under this approach, deferred tax assets and liabilities are recognized based on anticipated future tax consequences attributable to differences between financial statement carrying amounts of assets and liabilities and their respective tax bases (see Note 2).

         Computer Software

         Transwestern's accounting policy for the costs of computer software (all of which is for internal use only) is to capitalize direct costs of materials and services consumed in developing or obtaining software, including payroll and payroll-related costs for employees who are directly associated with and who devote time to the software project. Costs may begin to be capitalized once the application development stage has begun. All other costs are expensed as incurred. Transwestern amortizes the costs at a rate of 10% per year. Impairment is evaluated based on changes in the expected usefulness of the software. Transwestern has capitalized software costs, net of amortization, of $5.5 million and $6.4 million at December 31, 2001 and 2000, respectively.

                          TRANSWESTERN PIPELINE COMPANY

(1) NATURE OF OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

         Environmental Expenditures

         Expenditures that relate to an existing condition caused by past operations, and do not contribute to current or future revenue generation, are expensed. Environmental expenditures relating to current or future revenues are expensed or capitalized as appropriate based on the nature of the costs incurred. Liabilities are recorded when environmental assessments and/or clean ups are probable and the costs can be reasonably estimated.

         Recently Issued Accounting Pronouncements

         In July 2001, the Financial Accounting Standards Board (FASB) issued SFAS No. 142, "Goodwill and Other Intangible Assets." SFAS No. 142, which must be applied to fiscal years beginning after December 15, 2001, modifies the accounting and reporting of goodwill and intangible assets. Management does not expect that Transwestern's adoption of Statement No, 142 will have any material impact on its financial condition or results of operations.

         In August 2001, the FASB issued SFAS No. 143, "Accounting for Asset Retirement Obligations." SFAS No. 143, which must be applied to fiscal years beginning after June 15, 2002, addresses financial accounting and reporting for obligations associated with the retirement of tangible long-lived assets and the associated asset retirement costs. Management is in the process of evaluating the impact that adoption of SFAS No. 143 will have on its financial condition or results of operations.

         In October 2001, the FASB issued SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets." SFAS No. 144 addresses the financial accounting and reporting for the impairment or disposal of long-lived assets. Management does not expect that Transwestern's adoption of Statement No. 144 will have any material impact on its financial condition or results of operations.

         Reclassifications

         Certain reclassifications have been made to the prior year's financial statements to conform with the current year presentation.

                          TRANSWESTERN PIPELINE COMPANY

(2)      INCOME TAXES

         The principal components of Transwestern's net deferred income tax assets and liabilities at December 31, 2001 and 2000, respectively, are as follows (in thousands):

                                                                        December 31,
                                                             ----------------------------------
                                                                 2001                 2000
                                                             ------------         -------------
Deferred income tax assets
    Regulatory and other reserves                            $      8,519         $         262
    Bad debt reserve                                              318,575                     -
                                                             ------------         -------------

                                                                  327,094                   262
                                                             ------------         -------------

Deferred income tax liabilities
    Depreciation and amortization                                 233,043               221,467
    Other                                                          15,106                19,626
                                                             ------------         -------------

                                                                  248,149               241,093
                                                             ------------         -------------

Net deferred income tax assets                               $     78,945
                                                             ============
Net deferred income tax liability                                                 $     240,831
                                                                                  =============

Total income tax expense (benefit) is summarized as follows (in thousands):

                                                                 2001                 2000
                                                            -------------         -------------
Payable currently
   Federal                                                  $      41,392         $      34,353
   State                                                            7,506                 6,016
                                                            -------------         -------------
                                                                   48,898                40,369
                                                            -------------         -------------

Payment deferred
   Federal                                                       (271,011)                3,142
   State                                                          (48,765)                1,172
                                                            -------------         -------------
                                                                 (319,776)                4,314
                                                            -------------         -------------

Total income tax expense (benefit)                          $    (270,878)        $      44,683
                                                            =============         =============

                          TRANSWESTERN PIPELINE COMPANY

(2)      INCOME TAXES (CONTINUED)

         The differences between taxes computed at the U.S. federal statutory rate and Transwestern's effective rate are as follows (in thousands):

                                        2001         2000
                                     ----------    -------
Statutory federal income tax
   provision                         $(244,082)    $40,022
Net state income taxes                 (26,818)      4,672
Other                                       22         (11)
                                     ---------     -------
Total income tax expense (benefit)   $(270,878)    $44,683
                                     =========     =======

(3)      SHORT-TERM DEBT

         On November 19, 2001, transwestern entered into a revolving credit facility agreement (Revolver) of $550.0 million. The Revolver is secured by all of the common stock of Transwestern and, subject to certain exceptions, all other assets of Transwestern. $412.5 million of the proceeds of the Revolver were used for loans to Enron. Another $137.5 million of the proceeds were used to pay an Enron obligation to Citibank and was recorded as an additional advance to Enron. The term of the Revolver is 364 days. The interest rate in effect at December 31, 2001 was 4.656%. The estimated fair value of Transwestern's short-term debt at December 31, 2001 was $550.0 million.

         At December 31, 2001, Transwestern was in default of certain debt covenants contained in the Revolver, the most significant of which required Transwestern to maintain a tangible net worth of no less than $750.0 million. Subsequent to Enron's bankruptcy filing on December 2, 2001, Transwestern provided reserves on 100% of all intercompany balances due to it from Enron, thus significantly reducing its tangible net worth. Transwestern has obtained a waiver from the lenders for this event of default. The First Amendment and Waiver to the Revolver, dated April 30, 2002, amended the amount of the tangible net worth test to $400 million and waived the event of default which occurred as a result of the bankruptcy of Enron and revised certain other terms of the Revolver.

         In connection with the November 19, 2001 financing transaction mentioned above, Enron completed a corporate restructuring of Transwestern designed to further separate a subsidiary from its parent and affiliates, which may allow Transwestern to retain its own credit rating based on its own creditworthiness. This restructuring transaction involved creating a new company (TW Holdings), between Enron and Transwestern, to hold all of the stock of Transwestern. TW Holdings' Articles of Incorporation require the unanimous approval of its Board of Directors and stockholders to a) merge or consolidate

                          TRANSWESTERN PIPELINE COMPANY
         with any entity; b) sell, lease or transfer all, or substantially all, of its assets to any entity; c) acquire all, or substantially all, of the assets or capital stock or other ownership interest of any other entity; d) institute, or consent to, bankruptcy, insolvency or similar proceedings or actions; e) make any assignment for the benefit of others; f) issue any additional shares of common stock or any security convertible into share of common stock; or, g) make any change to its Articles of Incorporation. In addition, Transwestern has ended its intercompany borrowing and cash management program, and is restricted from making dividends or advancing any funds to Enron or its affiliates.

         Because of the nature of the transaction described above, management of Transwestern believes that the other parties to the Revolver are fully secured, and that Transwestern would not be substantively consolidated with Enron in any insolvency or bankruptcy proceeding.

         Management plans to secure a credit rating for Transwestern based upon its own creditworthiness, separate and apart from Enron. Management believes this will allow Transwestern to refinance amounts due under the Revolver when such amounts become due in November 2002, or to obtain new financing that will enable Transwestern to repay the debt on a timely basis. Management believes that Transwestern has sufficient collateral and borrowing capacity to allow it to successfully complete such a transaction, to remain current on its debt obligation and to continue as a going concern.

(4)      LONG-TERM DEBT

         Long-term debt is summarized as follows (in thousands):

                                                   December 31,
                                                ------------------
                                                2001        2000
                                                ----      --------
Notes payable
  9.10% Notes due 2000                          $  -      $      -
  7.55% Notes due 2000                             -             -
  9.20% Notes due 2001 to 2004                     -        15,450
  7.40% Note due 2004                              -       150,000
                                                ----      --------
                                                   -       165,450
 Current portion of long-term debt                 -        (3,850)
                                                ----      --------
Total long-term debt, net of current
maturities                                      $  -      $161,600
                                                ====      ========

                          TRANSWESTERN PIPELINE COMPANY

(5)      DERIVATIVE INSTRUMENTS

         The FASB issued, and subsequently amended, Statement No. 133, "Accounting for Derivative Instruments and Hedging Activities" (Statement No. 133), which was adopted by the Company January 1, 2001. Provisions in Statement No. 133, as amended, affect the accounting and disclosure of certain contractual arrangements and operations of the Company. Under Statement No. 133, as amended, all derivative instruments are recognized in the balance sheet at their fair values and changes in fair value are recognized immediately in earnings, unless the derivatives qualify and are designated as hedges of future cash flows, fair values, net investments or qualify and are designated as normal purchases and sales. For derivatives treated as hedges of future cash flows, the effective portion of changes in fair value is recorded in other comprehensive income until the related hedged items impact earnings. Any ineffective portion of a hedge is reported in earnings immediately. Derivatives treated as normal purchases or sales are recorded and recognized in income using accrual accounting. The market prices used to value these transactions reflected management's best estimate considering various factors including closing exchange and over-the-counter quotations, time value and volatility factors underlying the commitments.

         On January 1, 2001, Transwestern recorded the impact of the adoption of Statement No. 133, as amended, as a cumulative effect adjustment of $21.2 million loss in "Accumulated Other Comprehensive Income (Loss)"
         (OCI), a component of stockholders' equity.

         Transwestern enters into derivative instruments, such as forwards, swaps and other contracts, in order to hedge certain non-trading risks, including interest rate risk and commodity price risk. Transwestern primarily uses cash flow hedges, for which the objective is to provide protection against variability in cash flows due to commodity price risk and interest rate risk. Transwestern accounts for such hedging activity by initially deferring the gain or loss related to the fair value changes in derivative instruments in OCI. The deferred change in fair value is then reclassified into income concurrently with the recognition in income of the cash flow item hedged. The balance in other comprehensive income (loss) at December 31, 2001 is expected to be reclassified to future earnings, contemporaneously with the recognition in income of the cash flow item being hedged. The cash flow impact of financial instruments is reflected as cash flows from operating activities in the accompanying Statement of Cash Flows.

                          TRANSWESTERN PIPELINE COMPANY

         During the year ended December 31, 2001, there was no material ineffectiveness from changes in fair value of hedge positions, and no amounts were excluded from the assessment of hedge effectiveness related to the hedge of future cash flows. Additionally, no amounts were reclassified to earnings in connection with forecasted transactions that were no longer considered probable of occurring.

         During the year ended December 31, 2001, Transwestern was a party to natural gas commodity price swaps that qualified as cash flow hedges. The swaps covered a notional volume of 68 TBtu of natural gas. The maximum amount of time over which cash flow exposure in forecasted transactions is hedged is approximately two years. As a matter of practice, derivative contracts are entered into with counterparties with credit ratings equivalent to investment grade securities. However, no cash flows are expected from these hedges for 2002 and 2003 because Transwestern's counterparty on all of its hedges, also a subsidiary of Enron, filed for bankruptcy protection in December 2001. Accordingly, Transwestern terminated all its hedge instruments and has fully reserved its claim as a result of nonperformance by the related party on derivative instruments. See Note 11 for recent events concerning related party credit rating changes of Enron. The remaining balance in OCI will be reclassed into earnings contemporaneously with the recognition in income of the item being hedged. Of this amount, approximately $17.5 million of income is estimated to be reclassified into earnings during the year ending December 31,2002.

         Notional amounts reflect the volumes of transactions but do not represent the amounts exchanged by the parties to the financial instruments. Accordingly, notional amounts do not accurately measure Transwestern's exposure to market or credit risks. The maximum terms in years are not indicative of likely cash flows as these positions may be offset in the markets at any time in response to Transwestern's price risk management needs to the extent available in the market.

                          TRANSWESTERN PIPELINE COMPANY

(6)      COMPREHENSIVE INCOME (LOSS)

         Comprehensive income (loss) includes the following components (in thousands):

                                                           December 31,
                                                     -----------------------
                                                        2001         2000
                                                     ----------   ----------
Net income (loss)                                    $ (426,499)  $   69,666
Other comprehensive income (loss):
   Derivative instruments:
   Cumulative effect of accounting change (Note 5)      (21,216)           -
   Deferred net gains on derivative instruments
       associated with hedges of future cash flows       48,633            -
   Recognition in earnings of previously deferred
      (gains) and losses related to derivative
      instruments used as cash flow hedges                4,671            -
                                                     ----------   ----------
Total comprehensive income (loss)                    $ (394,411)  $   69,666
                                                     ==========   ==========

         No deferred income tax provision for the OCI components above was recorded because Transwestern anticipates the related derivative instruments will not be realized (see Note 11).

(7)      ACCOUNTS RECEIVABLE AND RELATED ACTIVITY

         Transwestern has a concentration of customers in the electric and gas utility industries. These concentrations of customers may impact Transwestern's overall exposure to credit risk, either positively or negatively, in that the customers may be similarly affected by changes in economic or other conditions. However, management believes that the portfolio of receivables, which is primarily local distribution companies (LDC), is well diversified and that such diversification minimizes any potential credit risk.

         The following customers accounted for 10% or more of Transwestern's transportation revenues for the year ended December 31, 2001: Southern California Gas Company (SoCalGas), 32%; and Pacific Gas and Electric Company (PG&E), 10%. SoCalGas has exercised its contractual right to release a total of 457 million British thermal units per day (MMBtu/d) of firm capacity as of November 1, 1996, while retaining 306 MMBtu/d of firm capacity through October 31, 2005. The agreement regarding cost allocation for this capacity is discussed in Note 10.

                          TRANSWESTERN PIPELINE COMPANY

         During 2000 and 2001, the California power market was significantly impacted by the increase in wholesale power prices. On April 6, 2001, PG&E filed for bankruptcy protection under Chapter 11 of the U.S. Bankruptcy Code. This event had no material impact on the financial position or results of operations of Transwestern for the year ended December 31, 2001. Transwestern continues to provide transportation services to PG&E on a basis that addresses credit risk. Due to the uncertainties surrounding the California power situation, management cannot predict the ultimate outcome, but believes these matters will not have a material adverse impact on Transwestern's financial position or results of operations (see Note 10).

(8)      EMPLOYEE BENEFIT PLANS

         The employees of the Company are covered under Enron's employee benefit plans. During the years ended December 31, 2001 and 2000, Transwestern was charged $4.4 million and $4.3 million, respectively, for all such benefits.

         Enron maintains a retirement plan which is a noncontributory defined benefit plan covering substantially all employees in the United States and certain employees in foreign countries. The benefit accrual is in the form of a cash balance of 5% of annual base pay. The cost of the plan charged by Enron to Transwestern was not significant for 2001 and 2000.

         Transwestern's net periodic post-retirement benefit cost charged by Enron was $.5 million and $.3 million in 2001 and 2000, respectively.

(9)      RATE MATTERS AND REGULATORY ISSUES

         Rate matters and regulatory issues are regulated by the FERC. As a result, these operations are subject to the provisions of SFAS No. 71, "Accounting for the Effects of Certain Types of Regulation," which recognizes the economic effects of regulation and, accordingly, Transwestern has recorded regulatory assets and liabilities related to such operations. Transwestern evaluates the applicability of regulatory accounting and the recoverability of these assets and liabilities through rates or other contractual mechanisms on an ongoing basis.

                          TRANSWESTERN PIPELINE COMPANY

         The principal components of Transwestern's regulatory assets at December 31, 2001 and 2000 are as follows (in thousands):

                                            2001         2000
                                         ----------   ----------
Current regulatory assets
   Deferred contract reformation costs   $    1,290   $    1,668
   Deferred loss on receivables                 867          889
   Annual cost adjustment                       981          872
   Litigation costs                             760          760
   Other                                      2,746        2,364
                                         ----------   ----------
                                         $    6,644   $    6,553
                                         ==========   ==========

Non current regulatory assets
   Accumulated reserve adjustment        $   45,602   $   46,203
   Deferred contract reformation costs        5,244        6,913
   Deferred tax associated with
      AFUDC gross-up                          7,325        7,062
   Deferred loss on receivables               3,322        4,167
   Litigation costs                           2,915        3,674
   Other                                      9,374       11,034
                                         ----------   ----------
                                         $   73,782   $   79,053
                                         ==========   ==========

         At December 31, 2001, substantially all of Transwestern's regulatory assets and liabilities are recoverable in rates.

         The accumulated reserve adjustment included in the table above resulted from the May 2, 1995 settlement agreement (May 2, 1995 Settlement) further described below. The settlement approved Transwestern's proposal to refunctionalize certain facilities from production and gathering to transmission, and from transmission to production and gathering. As directed by the FERC Order issued upon approval of the settlement, Transwestern established a regulatory asset for an accumulated reserve adjustment of $50.1 million which represents the difference between recorded amounts of accumulated depreciation (determined on a vintage basis) and approved amounts of accumulated depreciation based on remaining reserves related to the gathering facilities. The accumulated reserve adjustment is being amortized at a 1.2% annual rate.

                          TRANSWESTERN PIPELINE COMPANY

         Transwestern is involved in several rate matters and regulatory issues, the significant items of which are discussed below.

         Since 1988, Transwestern has filed approximately $278.7 million in transition costs (deferred contract reformation costs) with the FERC under FERC Order Nos. 500 and 528 providing for recovery from customers of approximately $215.5 million. Of total transition costs incurred, $6.5 million remains to be collected as of December 31, 2001 over the period ending October 31, 2006.

         Anticipating a turnback by SoCalGas of approximately 457 MMBtu/d of firm capacity on November 1, 1996, Transwestern entered into the May 2, 1995 Settlement with its customers whereby the costs associated with the turnback capacity will be shared by Transwestern and its current firm customers. This cost sharing mechanism ended October 31, 2001. Transwestern is at risk for 100% of its unsubscribed capacity. In addition to this cost sharing mechanism, Transwestern and its current firm customers also agreed to contract settlement rates through 2006, and agreed that Transwestern would not be required to file a new rate case to become effective prior to November 1, 2006. The settlement was approved on July 27, 1995.

         On May 21, 1996, Transwestern entered into a settlement (May 21,1996 Settlement) with its customers amending the May 2, 1995 Settlement and resolving numerous regulatory issues on Transwestern's system. The May 21, 1996 Settlement resolved all issues involving recovery of unrecovered purchased gas costs and all costs included in Transwestern's alternate recovery mechanism (PGAR costs) filed in Docket No. RP94-227-000. In that regard, the settlement provided that:
         (i) Transwestern's collection of PGAR costs through the surcharge mechanism would total $5,368,940, reflecting fifty percent (50%) of the principal and interest as filed in Docket No. RP94-227-000; and (ii) all pending pleadings including all court appeals would be withdrawn. On October 16, 1996 the FERC approved the May 21, 1996 Settlement.

         On July 16, 2001, Transwestern was authorized to abandon and replace certain compressor facilities located at four compressor stations in Arizona (Red Rock Expansion). The four new compressor units will create 150,000 Mcf per day of incremental firm capacity on the western portion of Transwestern's system, which terminates at the Arizona/California border. Transwestern estimated the cost to abandon the existing units to be approximately $.4 million, and the cost to install the new units to be approximately $92.9 million. Transwestern expects to utilize funds from operations to finance this expansion. Pursuant to an open season held by Transwestern late in 2000, a total of 106.7 Mcf per day has currently been subscribed under firm contracts. Because the total incremental capacity has not yet been fully subscribed, Transwestern has elected

                          TRANSWESTERN PIPELINE COMPANY
         to delay the installation of one of the new units until 2003. Construction activities have commenced at the remaining three stations, which will provide incremental capacity of 120,000 Mcf per day. Project completion is expected in the summer of 2002 for these three units.

         Transwestern believes, based on its experience to-date that the ultimate resolution of Transwestern's regulatory matters will not have a material adverse effect on its financial position or results of operations.

(10)     LITIGATION AND OTHER CONTINGENCIES

         Transwestern is party to various claims, litigation and other contingent issues, the significant items of which are discussed below.

         Grynberg v. Enron, et al. (97D-1421 Dist. Colo.). The plaintiff has filed actions against a number of Enron companies, including Transwestern, in the U.S. District Court for the District of Colorado, for damages for mis-measurement of gas volumes and Btu content, resulting in lower royalties to mineral interest owners. Transwestern believes that its measurement practices conformed to the terms of its FERC Gas Tariff, which is filed with and approved by FERC. As a result, Transwestern believes that it has meritorious defenses (including FERC-related affirmative defenses, such as the filed rate/tariff doctrine, the primary/exclusive jurisdiction of FERC, and the defense that Transwestern complied with the terms of its tariff) to the complaint and is defending the suit vigorously.

         Quinque Operating Company (Ditto) v. PG&E, et al., Cause No. 99CV30; Dist. Ct. Stevens Co., Kansas. The plaintiff has filed actions against a number of parties, including Transwestern, in a Kansas state district court for damages for mis-measurement of gas volumes and Btu content, resulting in lower royalties. Transwestern believes that its measurement practices conformed to the terms of its FERC Gas Tariff, which is filed with and approved by FERC. As a result, Transwestern believes that it has meritorious defenses (including FERC-related affirmative defenses, such as the filed rate/tariff doctrine, the primary/exclusive jurisdiction of FERC, and the defense that Transwestern complied with the terms of its tariff) to the complaint and is defending the suit vigorously.

                          TRANSWESTERN PIPELINE COMPANY

         FERC Docket Nos. RP97-288-009, -010, -011, and 012. For the month of February 2001, Transwestern filed negotiated rate transactions in the above-referenced proceedings with Sempra Energy Trading and Richardson Products Company containing index based rates. On March 2, 2001, the Commission issued an order accepting Transwestern's negotiated rates transactions in the above-referenced proceedings, subject to refund and subject to a further Commission order on the merits. On July 26, 2001, the Commission issued an order setting these proceedings for an expedited hearing. The hearing was held on August 29, 2001, and this matter is currently pending before the Commission. Transwestern estimates that its aggregate exposure for rate refunds in these proceedings is approximately $10 million.

         Transwestern is subject to extensive federal, state and local environmental laws and regulations. These laws and regulations require expenditures in connection with the construction of new facilities, the operation of existing facilities and for remediation at various operating sites. The implementation of the Clean Air Act Amendments is expected to result in increased operating expenses. These increased operating expenses are not expected to have a material impact on Transwestern's financial position or results of operations.

         Transwestern conducts soil and groundwater remediation at a number of its facilities. In 2001 and 2000 these expenses were not material. Transwestern does not expect to incur material expenditures in connection with soil and groundwater remediation.

         Transwestern incurred, and continues to incur, certain costs related to polychlorinated biphenyls (PCBs) that migrated into one of its customer's facilities. These PCBs were originally introduced into the Transwestern system through use of a PCB-based lubricant in the late 1960's and 1970's. Because of the continued detection of PCBs in the customer's facilities downstream of Transwestern's Topock station, Transwestern continues to take measures to contain and remove the PCBs. The cost of these remedial activities were not material in 2001 and not estimated to be material in 2002.

         As discussed in Note 7, in 2000 and 2001 the California power market was significantly impacted by the increase in wholesale prices. On April 6, 2001, PG&E filed for bankruptcy protection under Chapter 11 of the U. S. Bankruptcy Code. (PG&E has historically been a significant customer of Transwestern.) This event had no material impact on the financial position or results of operations of Transwestern for the year ended December 31, 2001. Transwestern continues to provide transportation services to PG&E on a basis that addresses credit risk. Management cannot predict the final outcome of this situation or the uncertainties surrounding the California power situation.

                          TRANSWESTERN PIPELINE COMPANY

         However, as a result of the basis on which Transwestern is providing transportation services to PG&E and the significant demand for capacity on Transwestern's pipeline system to the California border, management continues to believe these matters will not have a material adverse impact on Transwestern's financial position or results of operations.

         While it is not possible to predict with certainty the final outcome of the aforementioned litigation and other contingencies, management believes that the ultimate resolution of these matters will not have a material adverse effect on Transwestern's financial position or results of operations.

(11)     RELATED PARTY TRANSACTIONS

         Transwestern recorded sales, transportation and other revenue from affiliates approximating $7.2 million and $7.8 million in 2001 and 2000, respectively.

         During 2001, Transwestern was a party to natural gas commodity price swaps with an affiliate covering a notional volume of 68.0 TBtu with a maximum term of two years. The estimated fair value and carrying value of $32.2 million as of December 14, 2001 was used in computing the liquidated value of the contract. In December 2001, as a result of Enron's bankruptcy (see further discussion below), Transwestern closed out all outstanding financial instruments with its affiliate and issued a demand letter totaling $33.6 million. This amount was fully reserved as of December 31, 2001.

         Until December 2, 2001, Transwestern was included in Enron's cash management program. Based on Transwestern's cash availability or requirements, advances were made either to or from Enron. The net result of all of Transwestern's cash flows, including reimbursements to Enron for income tax liabilities, employee benefit plans and various administrative expenses described below, was reflected as "Note receivable from parent company" (Note Receivable) on the accompanying Balance Sheets. Transwestern received (or paid) interest on its note receivable with Enron, which for 2000 was 6% on the note balance at December 31, 1997 and 9.5% on the note balance accumulated after 1997. Beginning January 1, 2001, the interest rate was calculated on a daily basis at a rate per annum equal to the daily corresponding Fed Funds Rate, less .05%, as published in the Federal Reserve Statistical Release H.15, which ranged from 1.14% to 6.62% for the year ended December 31, 2001. These rates were determined solely by Enron management. Interest income of $20.2 and $21.7 was recorded in 2001 and 2000, respectively. No interest expense was recorded in 2001 or 2000.

                          TRANSWESTERN PIPELINE COMPANY

         On December 2, 2001, Enron and certain of its subsidiaries filed voluntary petitions under Chapter 11 of the Bankruptcy Code. As a result, the $785 million note receivable was reserved due to the uncertainty regarding Enron's ability to repay.

         Transwestern incurred administrative expenses from Enron and affiliated service companies of approximately $10.8 million and $13.0 million in 2001 and 2000, respectively. These costs are based on usage, or where no direct method is reasonable, Transwestern's components of gross property, plant and equipment, gross margin and annualized payroll as a percentage of all Enron companies.

         Non-Cash Transaction with Enron

         In June 2001, Transwestern exercised its option to prepay its $150 million promissory note to Enron due March 31, 2004. The payment of the note was accomplished by netting the $150 million balance against the note receivable from Enron.

2002 VS. 2001

TRANSWESTERN PIPELINE COMPANY -- RESULTS OF OPERATIONS

                  The following discussion and analysis of the financial condition and results of operations of Transwestern are based on the Financial Statements of Transwestern, which were prepared in accordance with accounting principles generally accepted in the United States of America, and should be read in conjunction with the Financial Statements included herein. The discussion of the results of operations contained herein was not prepared in connection with the original audit of Transwestern, and has not been reviewed by outside auditors.

YEAR ENDED DECEMBER 31, 2002 COMPARED TO YEAR ENDED DECEMBER 31, 2001

INCOME STATEMENT

                  Net income increased by $447.2 million, from a $426.5 million loss in 2001 to $20.7 million of net income in 2002. The loss in 2001 primarily reflects the establishment of reserves of $820.2 million (for a $500.4 million impact on 2001 net income after tax effect) for receivables due from ENE and its Affiliates as a result of ENE's and certain of its Affiliates' bankruptcies in December 2001.

                  Transwestern's operating revenues increased $14.0 million from $203.6 million in 2001 to $217.6 million in 2002. Transportation revenues increased $21.2 million, from $165.9 million in 2001 to $187.1 million in 2002, due partly to higher revenues from Transwestern's Red Rock Expansion Project partially offset by a decline in interruptible revenues in 2002 due to lower total demand in California and to a shift of throughput to firm transportation agreements. Demand in California was lower in 2002 compared to 2001 due partially to that state's unusually high natural gas demand in 2001 as a result of low hydroelectric generation and unusually warm temperatures requiring higher electric generation. Additionally, surcharges decreased in 2002 primarily due to the termination of the shared cost surcharge provision of Transwestern's Global Tariff Settlement in 2001. Finally, Transwestern made a hedge accounting adjustment in 2002, increasing transportation revenues by $32.1 million (see below). Gas and Liquids Sold revenues declined $7.2 million, from $37.3 million in 2001 to $30.1 million in 2002 due to lower volumes of retained fuel available for sale as a result of lower deliveries to California and lower gas prices.

                  During 2001, Transwestern entered into financial swaps to hedge the value of certain negotiated transportation agreements that had a transportation rate dependent on the difference between the market price of gas at the delivery and receipt points. On December 2, 2001, ENA, the parent of RMTC, Transwestern's hedge counterparty, filed for bankruptcy. Prior to the ENA bankruptcy, the value of the financial swap contracts was $32.1 million. On December 31, 2001, unrealized gains of $32.1 million on the financial swaps were recorded in Other Comprehensive Income ("OCI"), a balance sheet equity account, and $32.1 million of losses were recorded in Operating Expenses due to the default under the swap contracts. During 2002, the underlying transactions that had been hedged with the financial swaps were terminated. The entire $32.1 million in OCI was reclassified to revenues in 2002.

                  Operating and Maintenance Expenses decreased $17.2 million, from $80.4 million in 2001 to $63.2 million in 2002. This decrease is primarily due to a bad debt expense recorded in 2001, which included the default under the financial swaps discussed above. This decrease was partially offset by the following items: establishment of reserves in 2002 to cover future costs for soil and groundwater remediation; PCB remediation, pipeline integrity, and insurance cost increases in 2002; and an increase in fuel used in operations primarily as a result of the Red Rock Expansion Project.

                  Depreciation and Amortization Expenses were $19.9 million in 2001 compared to $15.4 million in 2002. The primary reason for the decrease is that amortization expense was reduced due to Transwestern's adoption of SFAS 142 "Goodwill and Other Intangible Assets," which discontinues the amortization of goodwill and requires periodic valuation tests of recorded goodwill.

                  Other income increased by $765.6 million from a $763.7 million loss in 2001 to $1.9 million in 2002. On December 2, 2001, ENE filed for bankruptcy protection, defaulting on $784.7 million of accounts receivable and promissory notes. The full amount was reserved by Transwestern due to uncertainty over ENE's ability to repay the receivables and the notes. Interest income decreased primarily due to reduced intercompany interest income as a result of ENE's default.

                  Interest expense increased $31.6 million from $21.5 million in 2001 to $53.1 million in 2002, due to borrowing costs of the $550.0 million revolving credit facility entered into during November 2001.

                  Income taxes decreased by $322.3 million, from an expense of $51.4 million in 2001 to a benefit of $270.9 million in 2002, primarily as a result of the establishment of a reserve in 2001 due to the uncertainty regarding the ability of ENE and RMTC to repay its notes and pay its payables as discussed above.

CASH FLOWS

                  Cash Flow increased by $23.8 million, from $8.1 million in 2001 to $31.9 million in 2002.

                  Net Cash Provided by Operating Activities increased by $781.2 million, from a use of cash of $673.8 million in 2001 to cash provided of $107.4 million in 2002. These figures were significantly affected by transactions that were not related to Transwestern's operations in both years. During 2001, Transwestern had a total of $820.2 million in short-term notes and receivables defaulted on and reserved against due to ENE's and its Affiliates' bankruptcies. Excluding the establishment of these reserves, Transwestern's 2001 cash provided from operating activities would have been approximately $146.4 million, for a decrease of $39.0 million in 2002 over 2001, with most of the decrease attributable to lost interest income on the defaulted intercompany note with ENE.

                  Net Cash Flow Used in Investing Activities increased $3.0 million from $55.6 million in 2001 to $58.6 million in 2002. Capital expenditures to complete the Red Rock Expansion Project were the primary expenditure during these periods.

                  Cash Flows from Financing Activities decreased $754.4 million from a source of cash of $737.4 million in 2001 to a use of cash of $17.0 million in 2002. In 2001 Transwestern entered into the $550.0 million revolving credit facility. Of that amount, Transwestern assumed an ENE obligation of $137.5 million and paid fees of $25.1 million, resulting in net proceeds of $387.4 million, which was loaned to ENE. Also in 2001, $365.5 million was reclassified from intercompany receivables in working capital to a note receivable from ENE in financing activities. $15.5 million of existing debt was retired in 2001. Therefore, without considering the above loans to ENE, Transwestern used $82.7 million of cash in financing-related activities in 2001.

                  At the end of 2002, Transwestern had $39.9 million of cash compared to $8.1 million at the end of 2001.

TRANSWESTERN PIPELINE COMPANY
Financial Statements
Years ended December 31, 2002 and 2001
with Report of independent Auditors

                          TRANSWESTERN PIPELINE COMPANY

                              Financial Statements

                     Years ended December 31, 2002 and 2001

                                    Contents

Report of Independent Auditors.................................................................     2

Audited Financial Statements

Balance Sheets - Assets........................................................................     4
Balance Sheets - Liabilities and Stockholders' Equity..........................................     5
Statements of Operations.......................................................................     6
Statements of Stockholders' Equity.............................................................     7
Statements of Cash Flows.......................................................................     8
Notes to Financial Statements..................................................................  9-25

(ERNST & YOUNG LETTERHEAD)

                         REPORT OF INDEPENDENT AUDITORS

The Board of Directors
Transwestern Pipeline Company

We have audited the accompanying balance sheets of Transwestern Pipeline Company (Transwestern) as of December 31, 2002 and 2001, and the related statements of operations, stockholders' equity and cash flows for the years then ended. These financial statements are the responsibility of Transwestern's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above presents fairly, in all material respects, the financial position of Transwestern Pipeline Company at December 31, 2002 and 2001, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States.

As more fully described in Note 1, Transwestern is a wholly-owned subsidiary of Enron Corp. Enron Corp., along with certain other subsidiaries and affiliates, filed for protection under Chapter 11 of the U.S. Bankruptcy Code in December 2001. Transwestern was not a part of these bankruptcy proceedings and has continued its operations in the normal course of business since the bankruptcy filing. Management believes that Transwestern will not be placed in bankruptcy; that no actions on the part of its federal regulators, the bankruptcy court or its creditors will cause Transwestern to significantly alter its operations or prevent it from operating as it does now for the "public convenience and necessity;" or, that will have significant effect on its financial position, results of operations or cash flows, or that will prevent it from meeting all of its obligations as they become due. In addition, as more fully described in Note 3, in November 2002, Transwestern amended its $550 million 364-day revolving credit facility to extend the term of this facility to November 2003. Although Transwestern is not in violation of any debt covenants, has generated sufficient cash flows from operations to service the debt, and management believes Transwestern has sufficient collateral and borrowing capacity to renew or refinance

                  (A Member Practice of Ernst & Young Global) this debt on a timely basis, management has not yet sought or received a commitment from any lender. Because of the uncertainties surrounding the Enron Corp. bankruptcy proceedings and what effect, if any, they might ultimately have on Transwestern, and because Transwestern does not yet have a firm commitment from a lender to ensure that it is able to refinance the debt when it becomes due during 2003, there exists substantial doubt about whether Transwestern can obtain such financing and, thus, whether it will continue as a going concern. The accompanying financial statements have been prepared assuming that Transwestern will continue as a going concern and, therefore, do not include any adjustments to reflect the possible future effects on the recoverability and classification of assets.

As discussed in Note 1 to the financial statements, in 2002 Transwestern changed its method for accounting for goodwill; and, as discussed in Note 4 to the financial statements, in 2001 Transwestern changed its method for accounting for derivative instruments.

                                                              ERNST & YOUNG LLP

April 29, 2003

                          TRANSWESTERN PIPELINE COMPANY
                                 BALANCE SHEETS
                                 (IN THOUSANDS)

                                                                                DECEMBER 31,          DECEMBER 31,
                                                                                    2002                  2001
                                                                                ------------          ------------
ASSETS

CURRENT ASSETS
  Cash                                                                          $     39,926          $      8,061
  Accounts receivable-
   Customers                                                                          18,298                15,991
   Associated companies                                                               34,174               819,847
   Allowance for doubtful accounts                                                   (34,261)             (819,847)
  Transportation and exchange gas receivable                                           2,727                 6,501
  Regulatory assets                                                                    6,726                 6,644
  Other                                                                               11,138                28,470
                                                                                ------------          ------------

   Total Current Assets                                                               78,728                65,667
                                                                                ------------          ------------

PROPERTY, PLANT AND EQUIPMENT, AT COST                                             1,025,271               966,370
  Less - Accumulated depreciation and
   amortization                                                                      356,554               341,530
                                                                                ------------          ------------

    Property, Plant and Equipment, net                                               668,717               624,840
                                                                                ------------          ------------
OTHER ASSETS
  Goodwill                                                                           191,215               191,215
  Receivable from parent                                                              71,410                     -
  Deferred income taxes                                                               60,883               184,019
  Regulatory assets                                                                   67,956                73,782
  Other                                                                                3,912                 5,615
                                                                                ------------          ------------

   Total Other Assets                                                                395,376               454,631
                                                                                ------------          ------------

TOTAL ASSETS                                                                    $  1,142,821          $  1,145,138
                                                                                ============          ============

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

                          TRANSWESTERN PIPELINE COMPANY
                                 BALANCE SHEETS
                        (IN THOUSANDS, EXCEPT SHARE DATA)

                                                                                DECEMBER 31,          DECEMBER 31,
                                                                                    2002                  2001
                                                                                ------------          ------------
LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
  Accounts payable -
   Trade and other                                                              $      3,993          $      1,932
   Associated companies                                                               11,104                11,001
  Transportation and exchange gas payable                                              8,167                 5,579
  Notes payable                                                                      545,000               550,000
  Deferred income taxes                                                                2,318                 2,121
  Accrued taxes                                                                        6,120                 6,282
  Accrued interest                                                                     1,313                 2,952
  Deferred revenue                                                                     3,409                 1,825
  Reserve for regulatory and other contingencies                                      20,789                12,489
  Other                                                                                1,441                   165
                                                                                ------------          ------------

   Total Current Liabilities                                                         603,654               594,346
                                                                                ------------          ------------
DEFERRED CREDITS AND OTHER LIABILITIES
  Other                                                                                2,093                 2,376
                                                                                ------------          ------------

   Total Deferred Credits and Other Liabilities                                        2,093                 2,376
                                                                                ------------          ------------

STOCKHOLDERS' EQUITY
  Common stock (1,000 shares authorized and outstanding)                                   1                     1
  Additional paid-in capital                                                         409,191               409,191
  Accumulated other comprehensive income                                                   -                32,088
  Retained earnings                                                                  127,882               107,136
                                                                                ------------          ------------

   Total Stockholders' Equity                                                        537,074               548,416
                                                                                ------------          ------------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                                      $  1,142,821          $  1,145,138
                                                                                ============          ============

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

                          TRANSWESTERN PIPELINE COMPANY
                            STATEMENTS OF OPERATIONS
                                 (IN THOUSANDS)

                                                       YEAR ENDED DECEMBER 31,
                                                       -----------------------
                                                          2002         2001
                                                       ----------   ----------
REVENUES
  Transportation                                       $  187,145   $  165,878
  Gas and liquids sold                                     30,123       37,334
  Other gas revenues                                          310          416
                                                       ----------   ----------

   Total Revenues                                         217,578      203,628
                                                       ----------   ----------

COST AND EXPENSES
  Operating & maintenance expenses                         63,206       80,389
  Amortization of regulatory assets                         4,633        4,632
  Depreciation and amortization                            15,417       19,889
  Taxes, other than income taxes                           10,998       10,924
                                                       ----------   ----------

   Total Cost and Expenses                                 94,254      115,834
                                                       ----------   ----------

OPERATING INCOME                                          123,324       87,794

OTHER INCOME
  Interest income                                             350       20,175
  Other, net                                                1,555     (783,867)
                                                       ----------   ----------

INCOME (LOSS) BEFORE INTEREST AND INCOME TAXES            125,229     (675,898)

  Interest expense and related charges, net                53,130       21,479
  Income taxes                                             51,353     (270,878)
                                                       ----------   ----------

NET INCOME (LOSS)                                      $   20,746   $ (426,499)
                                                       ==========   ==========

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

                          TRANSWESTERN PIPELINE COMPANY
                       STATEMENTS OF STOCKHOLDERS' EQUITY
                                 (IN THOUSANDS)

                                                                  YEAR ENDED DECEMBER 31,
                                                                  -----------------------
                                                                     2002         2001
                                                                  ----------   ----------
Common Stock
   Balance, beginning and end of year                             $        1   $        1

Additional Paid-in Capital
   Balance, beginning and end of year                                409,191      409,191

Accumulated Other Comprehensive Income (Loss):
   Balance, beginning of year                                         32,088            -
   Cumulative effect of accounting changes                                 -      (21,216)
   Deferred net gains on derivative instruments associated
    with hedges of future cash flows                                       -       48,633
   Recognition in earnings of previously deferred (gains)
    and losses related to derivative instruments used as
    cash flow hedges                                                 (32,088)       4,671
                                                                  ----------   ----------
   Balance, end of year                                                    -       32,088

Retained Earnings
   Balance, beginning of year                                        107,136      533,635
   Net income (loss)                                                  20,746     (426,499)
                                                                  ----------   ----------
   Balance, end of year                                              127,882      107,136
                                                                  ----------   ----------

Total Stockholders' Equity                                        $  537,074   $  548,416
                                                                  ==========   ==========

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

                          TRANSWESTERN PIPELINE COMPANY
                            STATEMENTS OF CASH FLOWS
                                 (IN THOUSANDS)
                                    (DRAFT)

                                                                      YEAR ENDED DECEMBER 31,
                                                                      -----------------------
                                                                         2002         2001
                                                                      ----------   ----------
CASH FLOWS FROM OPERATING ACTIVITIES
RECONCILIATION OF NET INCOME (LOSS) TO NET CASH PROVIDED (USED) BY
 OPERATING ACTIVITIES
  Net income (loss)                                                   $   20,746   $ (426,499)
  Depreciation and amortization                                           15,417       19,889
  Deferred regulatory assets                                               5,826        5,271
  Regulatory, litigation and other non-cash adjustments, net                   -      819,847
   Other current assets / liabilities, non-cash adjustments               27,523            -
  (Gain) or loss on sale of property                                           -          (88)
  Deferred income taxes                                                  123,333     (319,776)
  Note receivable from parent company                                    (71,410)           -
  Net assets from price risk management activities                       (32,088)      32,089
  Changes in components of working capital
   Receivables                                                             1,554     (820,186)
   Payables                                                                4,752       (1,773)
   Deferred revenue                                                        1,584        1,825
   Regulatory and other contingency adjustments                            9,576       19,624
   Other current assets / liabilities                                          8          347
  Other, net                                                                 571       (4,384)
                                                                      ----------   ----------

NET CASH PROVIDED (USED) BY OPERATING ACTIVITIES                         107,392     (673,814)
                                                                      ----------   ----------

CASH FLOWS FROM INVESTING ACTIVITIES
  Proceeds from sale of property                                               -           18
  Additions to property, plant and equipment                             (58,440)     (55,468)
  Other capital expenditures                                                 (87)        (117)
                                                                      ----------   ----------

NET CASH USED IN INVESTING ACTIVITIES                                    (58,527)     (55,567)
                                                                      ----------   ----------

CASH FLOWS FROM FINANCING ACTIVITIES
  Note receivable from parent company                                          -      365,521
  Issuance of short-term debt                                                  -      550,000
  Repayment of short-term debt                                            (5,000)           -
  Repayment of short-term debt assumed                                         -     (137,500)
  Debt issuance costs on short term debt                                 (12,000)     (25,133)
  Repayment of long-term debt                                                  -      (15,450)
                                                                      ----------   ----------

NET CASH (USED) PROVIDED BY FINANCING ACTIVITIES                         (17,000)     737,438
                                                                      ----------   ----------

INCREASE IN CASH                                                          31,865        8,057

CASH, BEGINNING OF YEAR                                                    8,061            4
                                                                      ----------   ----------

CASH, END OF YEAR                                                     $   39,926   $    8,061
                                                                      ==========   ==========
ADDITIONAL CASH FLOW INFORMATION

                                                                         2002         2001
                                                                      ----------   ----------
INTEREST AND INCOME TAX PAYMENTS WERE AS FOLLOWS:
  Interest (net of amounts capitalized)                               $   27,089   $   10,353
  Income taxes                                                                67       48,107

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

                          TRANSWESTERN PIPELINE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

                           December 31, 2002 and 2001

1)       NATURE OF OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         Transwestern Pipeline Company (Transwestern) is a subsidiary of Transwestern Holding Company, Inc. (TW Holdings) a wholly-owned subsidiary of Enron Transportation Services Company (ETS), formerly Enron Pipeline Company, which is a majority-owned subsidiary of Enron Corp. (Enron). Transwestern owns and operates an interstate natural gas pipeline system stretching from Texas, Oklahoma and the San Juan Basin to the California border. Transwestern is a major natural gas transporter to the California border and Mid-Continent markets, and markets off the east end of its system to Texas intrastate and midwest markets.

         On December 2, 2001, Enron filed for bankruptcy protection under Chapter 11 of the U.S. Bankruptcy Code, and since thai date has been engaged in restructuring its business and financial operations and in preparing a plan of reorganization. It is not known when, or if, such plan will receive approval of the Bankruptcy Court or what effect the plan might have on Transwestern. Enron has also solicited bids for the sale of its 100% interest in Transwestern, although the board of directors of Enron and the committee of unsecured creditors in Enron's Chapter 11 proceeding have determined not to accept any of the bids at this time (see Note 11). As part of Transwestern's November 2001 debt offering (see Note 3), TW Holdings was created as an entity to hold the stock of Transwestern, separate from Enron. Some of the common stock of TW Holdings is held in a voting trust that was created to protect the lenders by preventing Enron from forcing Transwestern to file for bankruptcy protection.

         In October 2002, Transwestern filed a Standard Proof of Claim with the United States Bankruptcy Court in the Southern District of New York against Enron and other associated bankrupt companies for $785.5 million.

         On November 8, 2002, Transwestern amended its $550 million 364-day, secured, revolving credit facility (the "Credit Agreement") to extend the term of this facility and to convert the revolving credit facility to an amortizing term facility with two financial institutions (the "Banks"), as further described in Note 3. Transwestern's management plans to extend or refinance the Credit Agreement at or before its scheduled maturity in November 2003. This plan is supported by Transwestern's ability to service its debt with cash flows from current operations.

         If the Credit Agreement is not extended or refinanced, the Banks have the right to assume ownership of Transwestern by foreclosing on the common stock that was pledged to them to secure the repayment of the Credit Agreement. Although substantially all of the pipeline assets are pledged for the repayment of the Credit Agreement, the Banks would not be able to foreclose on the physical facilities in order to liquidate the assets without first obtaining authority to do so from the Federal Energy Regulatory Commission (FERC). The FERC is highly unlikely to deem a wholesale liquidation of Transwestern's pipeline system to be in the "public convenience and necessity." Transwestern's outside counsel has advised that there is no precedent for the U.S. Bankruptcy Court to circumvent the FERC's authority over disposition of jurisdictional facilities by interstate natural gas pipelines.

                          TRANSWESTERN PIPELINE COMPANY

(1) NATURE OF OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

         Other potential impacts of the Enron bankruptcy proceedings have also been considered by management, The Banks are also providing Enron's debtor-in-possession financing and had initially determined to use a portion of such financing to repay the Credit Agreement and include Transwestern in the bankruptcy process, thereby improving their secured lender status. That proposal was rejected by the committee of Enron's unsecured creditors because Transwestern had more value to the creditors as a viable, non-bankrupt business. The terms of the Credit Agreement provide that Transwestern's cash accounts and transactions are totally segregated from those of Enron and its debtor subsidiaries. In addition, all dividends, distributions and loans to Enron and its affiliates are strictly prohibited. This provides the Banks and potential lenders with further assurance that Transwestern's cash flows will be available for debt service. During the term of the Credit Agreement Transwestern is prohibited from loaning funds or making distributions to Enron, as well as being required to do business separately from Enron in a manner that will not cause confusion as to the separate and distinct identity and legal existence of Transwestern. Transwestern, under the terms of the Credit Agreement, is not allowed to refer to itself as a department or division of Enron as well.

         Regulatory Accounting

         Transwestern is subject to the jurisdiction of the FERC. Transwestern's accounting policies generally conform to Statement of Financial Accounting Standards (SFAS) No. 71, "Accounting for the Effects of Certain Types of Regulation." Accordingly, certain assets and liabilities that result from the regulated ratemaking process are recorded that would not be recorded under accounting principles generally accepted in the United States for nonregulated entities.

         Use of Estimates

         The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

         Cash and Cash Equivalents

         Transwestern considers as cash equivalents all highly liquid short-term investments with maturities of three months or less at the time of purchase. These investments are accounted for at cost, which approximates estimated fair value.

         Revenue Recognition

         Gas transportation and sales revenue are recognized when the services are provided.

         Property, Plant and Equipment

         The provision for depreciation and amortization is computed using the straight-line method based on estimated economic or FERC mandated lives. Composite depreciation rates, ranging from 1.2% to 10.0%, are applied to functional groups of property having similar economic characteristics.

                          TRANSWESTERN PIPELINE COMPANY

(1) NATURE OF OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

         Transwestern charges the cost of repairs to operating and maintenance expense. Costs of replacements and renewals of units of property are capitalized. The original cost of property retired is charged to accumulated depreciation and amortization, net of salvage and removal costs. No retirement gain or loss is included in the results of operations except in the case of sales or exceptional retirements of operating units.

         The accrual of allowance for funds used during construction (AFUDC) is a utility accounting practice calculated under guidelines prescribed by the FERC and capitalized as part of the cost of utility plant. It represents the cost of servicing the capital invested in construction work-in-progress. Such AFUDC has been segregated into two component parts - borrowed and equity funds. The allowance for borrowed and equity funds used during construction totaled $2.0 million and $.6 million for 2002 and 2001, respectively, and is included in "Other Income" and "Interest expense and related charges, net", respectively, in the Statements of Operations.

         Goodwill

         Transwestern adopted SFAS No. 142, "Goodwill and Other Intangible Assets," effective January 1, 2002. Transwestern considers the amount categorized by the FERC as an "acquisition adjustment" to be goodwill as defined in SFAS No. 142 and ceased amortization of such amount upon the adoption of SFAS No. 142. As a result of the adoption of SFAS No. 142, Transwestern has reclassified $294.2 million from property, plant and equipment and $103.0 million from deferred income taxes to goodwill. Transwestern performed a transition impairment test upon adoption and recognized no adjustment to the intangible asset. Transwestern has no other intangible assets subject to amortization as provided in SFAS No. 142. In the prior year, Transwestern recognized $6.0 million in amortization expense related to this asset.

         System Gas

         Transwestern accounts for system balancing gas using the fixed asset accounting model established under FERC Order No. 581. Under this approach, system gas volumes are classified as fixed assets and valued at historical cost. Encroachments upon system gas are valued at current market.

         Income Taxes

         Transwestern is included in the consolidated federal and state income tax returns filed by Enron. Pursuant to a tax allocation arrangement, Enron will pay to each subsidiary an amount equal to the tax benefits realized in Enron's consolidated federal income tax return resulting from the utilization of the subsidiary's net operating losses and / or tax credits, or each subsidiary will pay to Enron an amount equal to the federal income tax computed on its separate company taxable income less the tax benefits associated with net operating losses and/or tax credits generated by the subsidiary which are utilized in Enron's consolidated federal income tax return (see Note 2). To the extent a state requires or permits a consolidated, combined or unitary tax return to be filed and such return includes any of Enron's subsidiaries, the principles expressed with respect to the consolidated federal income tax allocation apply for settlement of state taxes.

                          TRANSWESTERN PIPELINE COMPANY

(1) NATURE OF OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

         Transwestern accounts for income taxes under the provisions of SFAS No. 109, "Accounting for Income Taxes," which provides for an asset and liability approach to accounting for income taxes. Under this approach, deferred tax assets and liabilities are recognized based on anticipated future tax consequences attributable to differences between financial statement carrying amounts of assets and liabilities and their respective tax bases (see Note 2).

         Computer Software

         Transwestern's accounting policy for the costs of computer software (all of which is for internal use only) is to capitalize direct costs of materials and services consumed in developing or obtaining software, including payroll and payroll-related costs for employees who are directly associated with and who devote time to the software project. Costs may begin to be capitalized once the application development stage has begun. All other costs are expensed as incurred. Transwestern amortizes the costs at a rate of 10% per year. Impairment is evaluated based on changes in the expected usefulness of the software. Transwestern has capitalized software costs, net of amortization, of $4.9 million and $5.5 million at December 31, 2002 and 2001, respectively.

         Materials and Supplies

         Materials and supplies are valued at actual cost. Materials transferred from the warehouse are priced at average cost. Transwestern took a charge of $2.8 million for obsolete compression inventory at December 31, 2002.

         Environmental Expenditures

         Expenditures that relate to an existing condition caused by past operations, and do not contribute to current or future revenue generation, are expensed. Environmental expenditures relating to current or future revenues are expensed or capitalized as appropriate based on the nature of the costs incurred. Liabilities are recorded when environmental assessments and/or clean ups are probable and the costs can be reasonably estimated.

         Recently Issued Accounting Pronouncements

         In August 2001, the FASB issued SFAS No. 143, "Accounting for Asset Retirement Obligations." SFAS No. 143, which must be applied to fiscal years beginning after June 15, 2002, addresses financial accounting and reporting for obligations associated with the retirement of tangible long-lived assets and the associated asset retirement costs. Management does not expect that Transwestern's adoption of SFAS No. 143 will have any material impact on its financial condition or results of operations.

                          TRANSWESTERN PIPELINE COMPANY

(1) NATURE OF OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

         In July 2002, the FASB issued SFAS No. 146, "Accounting for Costs Associated with Exit or Disposal Activities." This statement will require recognition of costs associated with exit or disposal activities when they are incurred, rather than when a commitment is made to an exit or disposal plan. Examples of costs covered by this guidance include lease termination costs, employee severance costs associated with a restructuring, discontinued operations, plant closings or other exit or disposal activities. This statement is effective for fiscal years beginning after December 31, 2002, and will impact any exit or disposal activities initiated after January 1, 2003.

         Reclassifications

         Certain reclassifications have been made to the prior year's financial statements to conform to the current year presentation.

(2)      INCOME TAXES

         The principal components of Transwestern's net deferred income taxes at December 31, 2002 and 2001, respectively, are as follows (in thousands):

                                                       December 31,
                                                 -------------------------
                                                   2002            2001
                                                 ---------       ---------
Deferred income tax assets
   Regulatory and other reserves                 $   9,336       $   8,519
   Bad debt reserve                                 74,389         318,575
   Net operating loss carryforward                 169,429               -
   Valuation allowance - net operating loss        (23,296)              -
                                                 ---------       ---------

                                                   229,858         327,094
                                                 ---------       ---------

Deferred income tax liabilities
   Depreciation and amortization                  (146,126)       (130,089)
   Other                                           (25,167)        (15,107)
                                                 ---------       ---------

                                                  (171,293)       (145,196)
                                                 ---------       ---------

Net deferred income tax assets                   $  58,565       $ 181,898
                                                 =========       =========

         The net operating loss carryforward will expire December 31, 2022.

                          TRANSWESTERN PIPELINE COMPANY

         Total income tax expense (benefit) is summarized as follows (in thousands):

                                                   2002             2001
                                                 ---------       ---------
Payable currently
   Federal                                       $ (53,725)      $  41,392
   State                                           (18,255)          7,506
                                                 ---------       ---------

                                                   (71,980)         48,898
                                                 ---------       ---------

Payment deferred
   Federal                                          92,171        (271,011)
   State                                            31,162         (48,765)
                                                 ---------       ---------

                                                   123,333        (319,776)
                                                 ---------       ---------

Total income tax expense/(benefit)               $  51,353       $(270,878)
                                                 =========       =========

         The differences between taxes computed at the U.S. Federal statutory rate and Transwestern's effective rate are as follows (in thousands):

                                                    2002            2001
                                                 ---------       ---------
Statutory federal income tax                     $  25,235       $(244,082)
Net state income tax                                 2,800         (26,818)
Valuation allowance - net operating loss            23,296               -
Other                                                   22              22
                                                 ---------       ---------

Total income tax expense/(benefit)               $  51,353       $(270,878)
                                                 =========       =========

(3)      SHORT-TERM DEBT

         On November 8, 2002, Transwestern entered into an amendment of its November 19, 2001 $550.0 million revolving credit facility agreement. The Credit Agreement is secured by all of the common stock of Transwestern and, subject to certain exceptions, all other assets of Transwestern. $412.5 million of the proceeds of the Credit Agreement were loaned to Enron. In addition, Transwestern assumed an Enron obligation to Citibank of $137.5 million, which was recorded as an additional advance to Enron. This November 8, 2002 amendment and waiver (the "Second Amendment"), described in more detail below, converted the Credit Agreement from a revolving credit agreement to a term loan, extended the maturity date to November 6, 2003, and reduced aggregate commitments under the facility to $545.0 million. The interest rate in effect under the Credit Agreement at December 31, 2002 was 5.42%. The estimated fair value of Transwestern's short-term debt at December 31, 2002 was $545.0 million.

                          TRANSWESTERN PIPELINE COMPANY

         As a condition precedent to the Credit Agreement, Enron completed a corporate restructuring of Transwestern designed to further separate Transwestern from Enron and its other affiliates, which has allowed Transwestern to obtain an Issuer's Credit Rating from Standard & Poor's based on its own creditworthiness. This restructuring involved formation of a new stock holding company, TW Holdings, and a voting trust, TPC Voting Trust (the "Trust"), with Wilmington Trust Co. ("Wilmington") as the voting trustee. ETS contributed all of the stock of Transwestern to TW Holdings, in exchange for all of the stock of TW Holdings. TW Holdings then contributed 20% of the stock of Transwestern to the Trust in exchange for all of the beneficial interests of the Trust. Both the shares of Transwestern and the beneficial interests of the Trust were pledged to the lenders. Transwestern's Articles of Incorporation were amended to require the unanimous approval of its Board of Directors and stockholders to: a) merge or consolidate with any entity; b) sell, lease or transfer all, or substantially all, of its assets to any entity; c) acquire all, or substantially all, of the assets or capital stock or other ownership interest of any other entity; d) institute, or consent to, bankruptcy, insolvency or similar proceedings or actions; e) make any assignment for the benefit of others; f) issue any additional shares of common stock or any security convertible into share of common stock; or, g) make any change to its Articles of Incorporation. The Trust's Voting Trust Agreement names Wilmington as the Voting Trustee, and empowers Wilmington to exercise all voting rights and powers granted under the shares of Transwestern contributed to the Trust. Wilmington is directed to disapprove or otherwise reject any of the following actions, each of which require a unanimous vote of approval of stockholders as described above: a) any amendment or modification to Transwestern's articles of incorporation;
         b) merger or consolidation with any other corporation or entity, or sale, lease or other transfer of substantially all of Transwestern's assets to another corporation or entity; c) any action by Transwestern to dissolve, liquidate, seek a proceeding of bankruptcy or insolvency, or admit in writing its inability to pay debts when due; or d) the authorization of additional common shares, or securities convertible into common shares, or any other action that would result in the Trust holding less than 20% of the voting power of Transwestern. In addition, Transwestern has ended its intercompany borrowing and cash management program, and is restricted from making dividends or advancing any funds to Enron or its affiliates.

         Subsequent to Enron's bankruptcy filing on December 2, 2001, Transwestern established reserves on 100% of all intercompany balances due to it from Enron, thus significantly reducing its tangible net worth. At December 31, 2001, Transwestern was in default of certain debt covenants contained in the Credit Agreement as a result of such developments. The most significant of those covenants required Transwestern to maintain a tangible net worth of no less than $750.0 million. Transwestern obtained a waiver from the lenders for this event of default. The First Amendment and Waiver to the Credit Agreement, dated April 30, 2002, amended the amount of the tangible net worth test to $400 million and waived the event of default, which occurred as a result of the bankruptcy of Enron and revised certain other terms of the Credit Agreement.

                          TRANSWESTERN PIPELINE COMPANY

         The Second Amendment and Waiver to the Credit Agreement, dated November 8, 2002, converted the Credit Agreement to a term loan, extended the maturity date to November 6, 2003, reduced the maximum aggregate advances under the facility to $545.0 million, increased the margins payable for base rate and LIBOR advances, automatically reduced the aggregate commitments when voluntary early payments are made on the loan facility, and incorporated new provisions for required amortization of the facility. These provisions require a ratable reduction of outstanding commitments based on: i) minimum quarterly commitment reductions of $10.0 million, ii) quarterly commitment reductions of 50% of excess cash flow, as defined in the amendment, and
         iii) mandatory commitment reductions for any asset sale, equity issuance, extraordinary receipts or capital markets debt refinancing. The Second Amendment also waived various defaults due to delinquencies for providing financial information and officer's certificates under the Credit Agreement. As of December 31, 2002, the credit facility was fully funded.

         On December 31, 2002, Transwestern was in default under the Second Amendment for failure to disclose a guaranty provided by Transwestern to one of Enron's affiliates conducting business in Argentina. A waiver of this event of default was obtained on March 3, 2003 (see Note 9 and Note 11).

         Standard & Poor's issued a BB Issuer's Credit Rating to Transwestern on October 4, 2002, based upon Transwestern's own creditworthiness, and Standard & Poor's judgment of the reliability and enforceability of the corporate restructuring described above. Management believes this will allow Transwestern to refinance amounts due under the Credit Agreement when such amounts become due in November 2003, or to obtain new financing that will enable Transwestern to repay the debt on a timely basis. Management believes that Transwestern has sufficient collateral and borrowing capacity to allow it to successfully complete such a transaction, to remain current on its debt obligation and to continue as a going concern.

(4)      DERIVATIVE INSTRUMENTS

         The FASB issued, and subsequently amended, SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities", which was adopted by the Company on January 1, 2001. Provisions in SFAS No. 133, as amended, affect the accounting and disclosure of certain contractual arrangements and operations of the Company. Under SFAS No. 133, as amended, all derivative instruments are recognized in the balance sheet at their fair values and changes in fair value are recognized immediately in earnings, unless the derivatives qualify and are designated as hedges of future cash flows, fair values, net investments or qualify and are designated as normal purchases and sales. For derivatives treated as hedges of future cash flows, the effective portion of changes in fair value is recorded in other comprehensive income until the related hedged items impact earnings. Any ineffective portion of a hedge is reported in earnings immediately. Derivatives treated as normal purchases or sales are recorded and recognized in income using accrual accounting. The market prices used to value these transactions reflected management's best estimate considering various factors including closing exchange and over-the-counter quotations, time value and volatility factors underlying the commitments.

         On January 1, 2001, Transwestern recorded the impact of the adoption of SFAS No. 133, as amended, as a cumulative effect adjustment of $21.2 million loss in "Accumulated Other Comprehensive Income (Loss)" (OCI), a component of stockholders' equity.

                          TRANSWESTERN PIPELINE COMPANY

         Transwestern enters into derivative instruments, such as forwards, swaps and other contracts, in order to hedge certain non-trading risks, including interest rate risk and commodity price risk. Transwestern primarily uses cash flow hedges, for which the objective is to provide protection against variability in cash flows due to commodity price risk and interest rate risk. Transwestern accounts for such hedging activity by initially deferring the gain or loss related to the fair value changes in derivative instruments in OCI. The deferred change in fair value is then reclassified into income concurrently with the recognition in income of the cash flow item hedged.

         During 2001, Transwestern entered into financial swap contracts with an Enron affiliate to hedge the value of certain negotiated transportation agreements which had a transportation rate dependent on the difference between the market price of gas at the delivery and receipt points. On December 31, 2001, the value of the financial swap contracts was $32.1 million. The unrealized gains recorded in OCI continued to amortize over the life of the hedged items. During 2002, $32.1 million was reclassified to revenues in connection with forecasted transactions that were no longer considered probable of occurring due to a regulatory proceeding that led to the termination of the negotiated transportation agreements.

(5)      COMPREHENSIVE INCOME (LOSS)

         Comprehensive income (loss) includes the following components (in thousands):

                                                                 December 31,
                                                           -------------------------
                                                              2002            2001
                                                           ---------       ---------
Net income                                                 $  20,746       $(426,499)
Other comprehensive income:
  Derivative instruments:
    Cumulative effect of accounting change                         -         (21,216)
    Net effective income on derivative instruments                 -          48,633
    Reclassification in earnings of previously deferred
      (gains) and losses on derivative instruments           (32,088)          4,671
                                                           ---------       ---------
Total comprehensive (loss)                                 $ (11,342)      $(394,411)
                                                           =========       =========

         Transwestern did not record a deferred income tax provision for the OCI components above.

(6)      ACCOUNTS RECEIVABLE AND RELATED ACTIVITY

         Transwestern has a concentration of customers in the electric and gas utility industries. This concentration of customers may impact Transwestern's overall exposure to credit risk, either positively or negatively, in that the customers may be similarly affected by changes in economic or other conditions. However, management believes that the portfolio of receivables, which are primarily obligations of local gas distribution companies (LDC's), is a low risk due to regulatory mandates regarding LDC's obligations to deliver gas to their customers, minimizing potential credit risk.

                          TRANSWESTERN PIPELINE COMPANY

         The following customers accounted for a significant portion of Transwestern's transportation revenues for the year ended December 31, 2002: Southern California Gas Company, 22%; Pacific Gas and Electric Company, 7%, and BP Energy Co, 7%. SoCalGas exercised its contractual right to release a total of 457 million British thermal units per day (MMBtu/d) of firm capacity on November 1, 1996, while retaining 306 MMBtu/d of firm capacity through October 31, 2005. The agreement regarding cost allocation for this capacity is discussed in Note 8.

         During 2001, the California power market was significantly impacted by the increase in wholesale power prices. On April 6, 2001, PG&E filed for bankruptcy protection under Chapter 11 of the U.S. Bankruptcy Code. This event had no material impact on the financial position or results of operations of Transwestern for the year ended December 31, 2002. Transwestern continues to provide transportation services to PG&E on a basis that addresses credit risk. Due to the uncertainties surrounding the California power situation, management cannot predict the ultimate outcome, but believes these matters will not have a material adverse impact on Transwestern's financial position or results of operations (see Note 9).

(7)      EMPLOYEE BENEFIT PLANS

         The employees of the Company participate in large part in the Enron benefit plans. During the years ended December 31, 2002 and 2001, Transwestern was charged $5.8 million and $4.4 million, respectively, for all such benefits.

         Enron maintains a pension plan which is a noncontributory defined benefit plan covering certain Enron employees in the United States and certain employees in foreign countries. The basic benefit accrual is in the form of a cash balance of 5% of eligible annual base pay. The cost of the plan charged by Enron to Transwestern was $.4 million in 2002 and not significant in 2001.

         Enron has initiated steps to terminate the Enron Corp. Cash Balance Plan. Effective January 1, 2003, Enron suspended future 5% compensation accruals under the Cash Balance Plan. Each employee's accrued benefit will continue to be credited with interest based on ten-year Treasury Bond yields. The Cash Balance Plan is currently underfunded. If such Plan were to terminate while underfunded, claims with respect to the underfunded benefit liability could be asserted, jointly and severally, against each member of the Enron controlled "group of corporations" within the meaning of Section 414 of the Tax Code, and certain other Enron affiliates. Further, Enron management has informed Transwestern management that the Pension Benefit Guaranty Corporation (PBGC) has filed claims in the Enron bankruptcy cases. The claims are duplicative in nature, representing unliquidated claims for PBGC insurance premiums (the "Premium Claims") and unliquidated claims for due but unpaid minimum funding contributions (the "Contribution Claims") under the Internal Revenue Code of 1986, as amended (the "Tax Code"), 29 U.S.C. Sections 412(a) and 1082 and claims for unfunded benefit liabilities (the "UBL Claims"). Enron and the relevant sponsors of the defined benefit plans are current on their PBGC premiums and their contributions to the pension plans; therefore, Enron has valued the premium claims and the Contribution Claims at $-0-. The total amount of the UBL Claims is $305.5 million (including $271.0 million for the Enron Plan). In addition, Enron management has informed Transwestern management that the PBGC has informally alleged in pleadings filed with the bankruptcy court that the UBL Claim related to the Enron Plan could increase by as much as 100%. PBGC has provided no support (statutory or otherwise) for this assertion and Enron management disputes the validity of any such claim.

                          TRANSWESTERN PIPELINE COMPANY

         Transwestern's net periodic post-employment benefit cost charged by Enron was $.5 million in both 2002 and 2001.

         A retiree of Transwestern was covered under a deferred compensation plan managed and funded by an Enron subsidiary, now in bankruptcy. The present value of the total distribution remaining is $.7MM as of December 31, 2002.

(8)      RATE MATTERS AND REGULATORY ISSUES

         Rate matters and regulatory issues are regulated by the FERC. As a result, these operations are subject to the provisions of SFAS No. 71, "Accounting for the Effects of Certain Types of Regulation," which recognizes the economic effects of regulation and, accordingly, Transwestern has recorded regulatory assets and liabilities related to such operations. Transwestern evaluates the applicability of regulatory accounting and the recoverability of these assets and liabilities through rates or other contractual mechanisms on an ongoing basis.

         The principal components of Transwestern's regulatory assets at December 31, 2002 and 2001 are as follows (in thousands):

                                                        2002              2001
                                                     ---------         ---------
Current regulatory assets
  Deferred contract reformation costs                $   1,290         $   1,290
  Deferred loss on receivables                             867               867
  Annual cost adjustment                                 1,065               981
  Litigation costs                                         760               760
  Other                                                  2,744             2,746
                                                     ---------         ---------
                                                     $   6,726         $   6,644
                                                     =========         =========

Non current regulatory assets
  Accumulated reserve adjustment                     $  45,002         $  45,602
  Deferred contract reformation costs                    3,576             5,244
  Deferred tax associated with
     AFUDC gross-up                                      7,056             7,325
  Deferred loss on receivables                           2,456             3,322
  Litigation costs                                       2,153             2,915
  Other                                                  7,713             9,374
                                                     ---------         ---------
                                                     $  67,956         $  73,782
                                                     =========         =========

         At December 31, 2002, substantially all of Transwestern's regulatory assets and liabilities are recoverable in rates.

                          TRANSWESTERN PIPELINE COMPANY

(8)      RATE MATTERS AND REGULATORY ISSUES (CONTINUED)

         The accumulated reserve adjustment included in the table above resulted from a settlement agreement dated May 2, 1995 (May 2, 1995 Settlement) further described below. The settlement approved Transwestern's proposal to refunctionalize certain facilities from production and gathering to transmission, and from transmission to production and gathering. As directed by the FERC Order (Docket No. RP95-271-000) issued upon approval of the settlement, Transwestern established a regulatory asset for an accumulated reserve adjustment of $50.1 million, which represents the difference between recorded amounts of accumulated depreciation (determined on a vintage basis) and approved amounts of accumulated depreciation based on remaining reserves related to the gathering facilities. The accumulated reserve adjustment is being amortized at a 1.2 % annual rate. Concurrent with the amortization, Transwestern records an entry to reduce depreciation expense and reduce accumulated amortization. This is based on management's interpretation of the settlement, which requires the amount to be amortized but does not permit recovery through rates. Management believes that these entries are appropriate based on the intent of the settlement.

         Transwestern is involved in several rate matters and regulatory issues, the significant items of which are discussed below.

         Since 1988, Transwestern has filed approximately $278.7 million in transition costs (deferred contract reformation costs) with the FERC under FERC Order Nos. 500 and 528, providing for recovery from customers of approximately $215.5 million. Of total transition costs incurred, $4.9 million remains to be collected as of December 31, 2002 over the period ending October 31, 2006.

         Anticipating a turnback by SoCalGas of approximately 457 MMBtu/d of firm capacity on November 1, 1996, Transwestern entered into the May 2, 1995 Settlement with its customers whereby the costs associated with the turnback capacity will be shared by Transwestern and its current firm customers. This cost sharing mechanism ended October 31, 2001. On December 31, 2002, unsubscribed capacity relating to the SoCalGas turnback was 88 MMBtu/d. in addition to this cost sharing mechanism, Transwestern and its current firm customers also agreed to contract settlement rates through 2006, and agreed that Transwestern would not be required to file a new rate case to become effective prior to November 1, 2006. The settlement was approved on July 27, 1995.

         On May 21, 1996, Transwestern entered into a settlement (May 21,1996 Settlement) with its customers amending the May 2, 1995 Settlement and resolving numerous regulatory issues on Transwestern's system. The May 21, 1996 Settlement resolved all issues involving recovery of unrecovered purchased gas costs and all costs included in Transwestern's alternate recovery mechanism (PGAR costs) filed in Docket No. RP94-227-000. In that regard, the settlement provided that:
         (i) Transwestern's collection of PGAR costs through the surcharge mechanism would total $5,368,940, reflecting fifty percent (50%) of the principal and interest as filed in Docket No. RP94-227-000, and (ii) all pending pleadings including all court appeals would be withdrawn. On October 16,1996 the FERC approved the May 21, 1996 Settlement.

         In July 2002, the FERC issued a Notice of Inquiry (NOI) that seeks comments regarding its 1996 policy of permitting pipelines to enter into negotiated rate transactions. The FERC is now reviewing whether negotiated rates should be capped, whether or not a pipeline's "recourse rate" (a cost-of-service based rate) continues to safeguard against a pipeline exercising market power, as well as other issues related to negotiated rate programs. At this time, the Company cannot predict the outcome of this NOI.

                          TRANSWESTERN PIPELINE COMPANY

         On August 1, 2002, the FERC issued a NOPR requiring that all cash management or money pool arrangements between a FERC regulated subsidiary and a non-FERC regulated parent must be in writing, and set forth: the duties and responsibilities of cash management participants and administrators; the methods of calculating interest and for allocating interest income and expenses; and the restrictions on deposits or borrowings by money pool members. The NOPR also requires specified documentation for all deposits into, borrowings from, interest income from, and interest expenses related to, these arrangements. Finally, the NOPR proposed that as a condition of participating in a cash management or money pool arrangement, the FERC regulated entity maintain a minimum proprietary capital balance of 30 percent, and the FERC regulated entity and its parent maintain investment grade credit ratings. The FERC held a public conference on September 25, 2002 to discuss the issues raised in the comments. Representatives of companies from the gas and electric industries participated on a panel and uniformly agreed that the proposed regulations should be revised substantially and that the proposed capital balance and investment grade credit rating requirements would be excessive. At this time, the Company cannot predict the outcome of this NOPR.

         Also on August 1, 2002, the FERC's Chief Accountant issued an Accounting Release, to be effective immediately, providing guidance on how companies should account for money pool arrangements and the types of documentation that should be maintained for these arrangements. However, the Accounting Release did not address the proposed requirement that the FERC regulated entity maintain a minimum proprietary capital balance of 30 percent and that the entity and its parent have investment grade credit ratings. Requests for rehearing were filed on August 30, 2002. The FERC has not yet acted on the rehearing requests.

         Transwestern believes, based on its experience to-date, that the ultimate resolution of Transwestern's regulatory matters will not have a material adverse effect on its financial position or results of operations.

(9)      LITIGATION AND OTHER CONTINGENCIES

         Transwestern is party to various claims, litigation and other contingent issues, the significant items of which are discussed below.

         Grynberg v. Enron, et al. (97D-1421 Dist. Colo.). The plaintiff has filed actions against a number of Enron companies, including Transwestern, in the U.S. District Court for the District of Colorado, for damages for mis-measurement of gas volumes and Btu content, resulting in lower royalties to mineral interest owners. Transwestern believes that its measurement practices conformed to the terms of its FERC Gas Tariff, which is filed with and approved by FERC. As a result, Transwestern believes that it has meritorious defenses (including FERC-related affirmative defenses, such as the filed rate/tariff doctrine, the primary/exclusive jurisdiction of FERC, and the defense that Transwestern complied with the terms of its tariff) to the complaint and is defending the suit vigorously.

                          TRANSWESTERN PIPELINE COMPANY

         Quinque Operating Company (Ditto) v. PG&E, et al., Cause No. 99CV30; Dist. Ct. Stevens Co., Kansas. The plaintiff has filed actions against a number of parties, including Transwestern, in a Kansas state district court for damages for mis-measurement of gas volumes and Btu content, resulting in lower royalties. Transwestern believes that its measurement practices conformed to the terms of its FERC Gas Tariff, which is filed with and approved by FERC. As a result, Transwestern believes that it has meritorious defenses (including FERC-related affirmative defenses, such as the filed rate/tariff doctrine, the primary/exclusive jurisdiction of FERC, and the defense that Transwestern complied with the terms of its tariff) to the complaint and is defending the suit vigorously.

         In February 2001, Transwestern filed negotiated rate transactions in Docket Nos. RP97-288-009, -010, -011, and -012 with Sempra Energy Trading ("Sempra") and Richardson Products Company ("Richardson") containing index-based rates. On March 2, 2001, the FERC issued an order accepting Transwestern's negotiated rate transactions in the above-referenced proceedings, subject to refund and subject to a further FERC order on the merits. A hearing was subsequently held on August 29, 2001. Based on the testimony and other evidence presented at the hearing, the presiding administrative law judge issued findings of fact and law favorable to Transwestern. Subsequent to the filing of the negotiated rate transactions in Docket Nos. RP97-288-009, -010, -011, and -012, Transwestern filed additional negotiated rate transactions in other dockets. The FERC also accepted those transactions, subject to refund and subject to the outcome of the proceedings in Docket Nos. RP97-288-009, -010, -011, and -012. On July 17, 2002, the FERC issued an order that rejects the findings of the administrative law judge and that requires Transwestern to refund the amounts by which the negotiated rate transactions with Sempra and Richardson exceeded Transwestern's applicable maximum tariff rates. In the order, the FERC states that Transwestern violated their terms of its FERC Gas Tariff and its website. Transwestern subsequently negotiated with its customers a settlement of all pending negotiated rate proceedings with the exception of the rate proceedings in connection with the Red Rock Expansion Project. This settlement has been approved by FERC and Transwestern made the refunds of $9.9 million (including interest of $1.1 million), required by the settlement on march 14, 2003. Transwestern's balance sheets reflect accruals of $10.0 million at December 31, 2002 and 2001, for this issue.

         On August 1, 2002. the Federal Energy Regulatory Commission issued an Order to Respond ("August 1 Order") to Transwestern Pipeline Company. The order required Transwestern, within 30 days of the date of the order, to provide written responses stating why the FERC should not find that: (a) Transwestern violated FERC's accounting regulations by failing to maintain written cash management agreements with Enron; and
         (b) the secured loan transactions entered into by Transwestern in November 2001 were imprudently incurred and why the costs arising from such transactions should be passed on to ratepayers. Transwestern filed a response to the August 1 Order and subsequently entered into a settlement with the FERC staff that resolved, as to Transwestern, the issues raised by the August 1 Order. The FERC has approved this settlement; however, a group of Transwestern's customers have filed a request for clarification and/or rehearing of the FERC order approving the settlement. This customer group claims that there is an inconsistency between the language of the settlement agreement and the language of the FERC order approving the settlement. This alleged inconsistency relates to Transwestern's ability to flow through to its ratepayers the costs of any replacement or refinancing of the secured loan transactions entered into by Transwestern in November 2001. Transwestern has filed a response to the customer group's request for rehearing and/or clarification and this matter is currently awaiting FERC action.

                          TRANSWESTERN PIPELINE COMPANY

         Transwestern is subject to extensive federal, state and local environmental laws and regulations. These laws and regulations require expenditures in connection with the construction of new facilities, the operation of existing facilities and for remediation at various operating sites. The implementation of the Clean Air Act Amendments is expected to result in increased operating expenses. These increased operating expenses are not expected to have a material impact on Transwestern's financial position or results of operations.

         Transwestern conducts soil and groundwater remediation at a number of its facilities. In 2002 and 2001 these costs were $2.5 million and $.4 million, respectively. Using a discount rate of 3 percent, the net present value of the costs over the next five years is expected to be:
         2003 - $2.3 million, 2004 - $1.7 million, 2005 - $.9 million, 2006 -
         $.3 million and 2007 - $.2 million. The net present value of expenditures thereafter is estimated to be $1.0 million for soil and groundwater remediation. The net present value accrual is recorded in operating and maintenance expense.

         Transwestern incurred, and continues to incur, certain costs related to polychlorinated biphenyls (PCBs) that migrated into customer's facilities. These PCBs were originally introduced into the Transwestern system through use of a PCB-based lubricant in the late 1960's and 1970's. Because of the continued detection of PCBs in the customer's facilities downstream of Transwestern's Topock station, Transwestern continues to take measures to contain and remove the PCBs. Costs of these remedial activities for 2002 and 2001 were $2.8 million and $.5 million, respectively. Costs are estimated to be $1.0 million in 2003. Cost estimates are obtained from Transwestern's customers and are not currently available beyond 2003, however, the costs are not expected to have a material impact on Transwestern's financial position or results of operations.

         As discussed in Note 6, in 2001 the California power market was significantly impacted by the increase in wholesale prices. On April 6, 2001, PG&E filed for bankruptcy protection under Chapter 11 of the U.
         S. Bankruptcy Code. (PG&E has historically been a significant customer of Transwestern). This event had no material impact on the financial position or results of operations of Transwestern for the year ended December 31, 2002. Transwestern continues to provide transportation services to PG&E on a basis that addresses credit risk. Management cannot predict the final outcome of this situation or the uncertainties surrounding the California power situation. However, as a result of the basis on which Transwestern is providing transportation services to PG&E and the significant demand for capacity on Transwestern's pipeline system to the California border, management continues to believe these matters will not have a material adverse impact on Transwestern's financial position or results of operations.

         The Department of Revenue of the State of Colorado ("DOR") has assessed Transwestern $.6 million in sales and use taxes and $.6 million in penalties and interest relating to the purchase by Transwestern of an undivided interest in certain pipeline facilities located in Colorado from Northwest Pipeline Corporation. In addition, the DOR has assessed Transwestern additional amounts for taxes relating to the use of compressor fuel at facilities located in the State of Colorado. The amount currently subject to assessment is approximately $.5 million, and it is anticipated that additional amounts will be assessed as fuel is consumed on a prospective basis.

                          TRANSWESTERN PIPELINE COMPANY

         One of Transwestern's affiliates participated in the acquisition of a license to operate a natural gas pipeline in Argentina in 1992. Transwestern has guaranteed the performance obligations of that affiliate to certain joint venture partners of that affiliate and has agreed to provide technical support to that affiliate in connection with the operation of the pipeline, in addition, at the time of the acquisition, Transwestern's net worth was used to satisfy certain net worth requirements established by the Argentine government relating to the acquisition of the license to operate such pipeline.

         While it is not possible to predict with certainty the final outcome of the aforementioned litigation and other contingencies, except for the accruals discussed above, management believes that the ultimate resolution of these matters will not have a material adverse effect on Transwestern's financial position or results of operations.

(10)     RELATED PARTY TRANSACTIONS

         Transwestern recorded sales, transportation and other revenue from affiliates approximating $-0- and $6.5 million in 2002 and 2001, respectively.

         On December 2, 2001, Enron and certain of its subsidiaries filed voluntary petitions under Chapter 11 of the Bankruptcy Code. As a result, a $784.7 million note receivable from Enron was reserved due to the uncertainty regarding Enron's ability to repay. In 2002, the value of the receivable was determined by Transwestern management to be substantially impaired. As a result, the receivable was completely written off against the reserve for book purposes and 80%, ($628.5 million) was written off for tax purposes creating a $149.5 million net operating loss carry forward (see Note 2). Enron is utilizing a portion of the net operating loss which is reflected as a receivable from parent.

         During 2001, Transwestern was a party to natural gas commodity price swaps with an Enron affiliate. In December 2001, as a result of the failure by such affiliate to perform its obligations under the price swaps, Transwestern terminated such price swaps with its affiliate and established receivables of $34.1 million. These receivables are fully reserved by Transwestern.

         During 2002, Transwestern received payments from transportation customers utilizing capacity released by Enron North America Corp.
         (ENA). These payments totaled $.6 million, which reduced the reserve established in December 2001 due to ENA's bankruptcy.

         Transwestern has entered into compression services agreements with Enron Compression Services Company (ECS), an Enron affiliate that is not in bankruptcy and continues to perform under the terms of such agreements. The agreements require Transwestern to pay ECS a compression service charge in cash and in MMBtus of natural gas to provide electric horsepower capacity and related horsepower hours to be used to operate the Bisti, Bloomfield, and Gallup electric compressor stations located in New Mexico. ECS is required to pay Transwestern a monthly operating and maintenance fee to operate and maintain the facilities. On March 25, 2003, FERC issued a show cause order to ECS that requires ECS to demonstrate why it did not violate the terms of its blanket natural gas marketing authorization from FERC when it allegedly engaged in certain transactions on the "Enron Online" electronic trading platform. If ECS fails to demonstrate that it did not violate the terms of such authorization, this could have a material impact on ECS' ability to perform under its compression services agreements with Transwestern, since a significant portion of the consideration that Transwestern pays to ECS under such agreements is in the form of natural gas that is delivered to ECS and that ECS resells to third parties under such FERC authorization.

                          TRANSWESTERN PIPELINE COMPANY

         Transwestern accrued administrative expenses from Enron and affiliated service companies of approximately $13.8 million and $10.8 million in 2002 and 2001, respectively. These costs are based on usage, or where no direct method is reasonable, Transwestern's components of gross property, plant and equipment, gross margin and annualized payroll as a percentage of all Enron companies.

         Related to Enron's bankruptcy, the bankruptcy judge authorized an overhead expense allocation methodology on November 25, 2002. The Company's final allocation for 2002 has not been determined at this time. In compliance with the authorization, recipient companies subject to regulation and rate base constraints may limit amounts remitted to Enron to an amount equivalent to 2001, plus quantifiable adjustments. The Company has invoked this limitation in the calculation of expenses accrued for 2002.

(11)     SUBSEQUENT EVENTS

         On March 5, 2003, Transwestern and the Banks reached agreement on the Third Amendment and Waiver to the Credit Agreement (the "Third Amendment"), which waived the default under the Second Amendment due to Transwestern's failure to disclose the existence of the guaranty to Enron's Argentinean affiliate (see Note 3 and Note 9). In addition, the Third Amendment added any claim under that guaranty as an Event of Default.

         In March 2003, Transwestern has entered into discussions with ECS to negotiate a settlement of volume undertake, which is a condition of the compression services agreement (see Note 10). Transwestern believes the settlement will result in a payment of approximately $.7 million to ECS and has recorded an accrual in operating and maintenance expense in 2002.

         After reviewing bids for the sale of Enron's 100% interest in Transwestern, and thoroughly reviewing the options, the Enron Board of Directors voted on March 19, 2003 to move forward with the creation of a new operating entity which would purchase Enron's interest in Transwestern and other domestic pipeline assets and related service companies. The formation of the new entity will require various board, bankruptcy court and regulatory approvals in connection with Enron's plan of reorganization.

           APPENDIX J: CROSSCOUNTRY FINANCIAL PROJECTIONS - 2003-2006

APPENDIX J: CROSSCOUNTRY FINANCIAL PROJECTIONS - 2003 - 2006

BASIS OF PRESENTATION

                  This Appendix includes a financial forecast for the years 2003 through 2006 and the associated assumptions behind the forecast (the "CrossCountry Projections"). The CrossCountry Projections for the fiscal year ended December 31, 2003 include actual results through September 30, 2003. The CrossCountry Projections should not be used without the associated assumptions, which are based upon the anticipated future performance of Transwestern, Citrus and Northern Plains, industry performance, general business and economic conditions and other matters, most of which are beyond the control of the Debtors. While the CrossCountry Projections were prepared in good faith and the assumptions, when considered on an overall basis, are believed to be reasonable in light of the current circumstances, it is important to note that there can be no assurance that such assumptions will be realized, and Creditors must make their own determinations as to the reasonableness of such assumptions and the reliability of the CrossCountry Projections. THEREFORE, ALTHOUGH THE CROSSCOUNTRY PROJECTIONS ARE PRESENTED WITH NUMERICAL SPECIFICITY, THE ACTUAL RESULTS ACHIEVED DURING THE PERIOD PROJECTED WILL VARY FROM THE PROJECTED RESULTS AND SOME OF THE VARIATIONS COULD BE MATERIAL. Accordingly, no representation can be, or is being, made with respect to the accuracy of the CrossCountry Projections or the ability of CrossCountry to achieve the projected results of operations. In deciding whether to vote to accept or reject the Plan, holders of Claims entitled to vote on the Plan must make their own determinations as to the reasonableness of such assumptions and the reliability of the CrossCountry Projections. See Section XIV "Risk Factors and Other Factors to be Considered."

                  The financial information for CrossCountry is presented on a pro forma basis, after giving effect to the transactions contemplated by the CrossCountry Contribution and Separation Agreement regarding the contribution of the Pipeline Businesses.

ASSUMPTIONS

                  Information relating to certain assumptions used in preparing the CrossCountry Projections is set forth below.

         A. GENERAL.

                  1. METHODOLOGY. The Income Statement, Balance Sheet and Cash Flow Statement for the 2003 fiscal year are shown on an aggregated basis as if CrossCountry had owned the interests that are expected to comprise CrossCountry for the full year of 2003 and are based upon the actual results for the first nine months and a forecast for the last three months of the year ending on December 31, 2003.

                  2. BASIS. The financial projections assume a predecessor carryover basis, rather than either utilizing fresh-start reporting as described by the American Institute of Certified Public Accountants Statement of Position 90-7 "Financial Reporting by Entities in Reorganization Under the Bankruptcy Code" or assuming any change in bases as a result of transfer of assets (whether between companies, to trusts or to creditors). Accordingly, the projections only reflect adjustments directly related to the Plan. It is uncertain whether a change in basis resulting from the implementation of the Plan will occur and if it does occur, when it may occur. Therefore, although the projections assume a predecessor carryover basis, it may ultimately be determined that CrossCountry either has the option or is required to use a new basis of accounting at some point in the future following implementation of the Plan.

                  3. PLAN TERMS AND CONSUMMATION. The operating assumptions underlying the revenue and expense forecasts assume the Plan will be confirmed and become effective in 2004, with allowed Claims treated in accordance with the treatment provided in the Plan.

                  4. BANKRUPTCY CLAIMS BY TRANSWESTERN AND CITRUS. The CrossCountry Projections reflect that 100% of the value of CrossCountry and its subsidiaries' claims against ENE, RMTC, EES and ENA will accrue in 2003 in the amount of $153.4 million. The increase in Other Income in 2003 is attributable to Transwestern's income recognition of its Claims. Further, it is assumed that distributions in the form of cash and stock will be made on these Claims over time. Over time, distributions in Claims are reflected in CrossCountry's Projections as decreases in Other Assets and increases in Other Cash Investments. These adjustments are based on estimates as to the timing and amount of distributions. THESE ESTIMATES WERE UTILIZED FOR PURPOSES OF PREPARING THESE PROJECTIONS ONLY AND THE ACTUAL TIMING AND AMOUNT OF THE DISTRIBUTIONS AND RECOGNITION OF INCOME MAY VARY MATERIALLY FROM THE ASSUMPTIONS USED HEREIN.

                  5. ECONOMIC AND INDUSTRY ENVIRONMENT. The CrossCountry Projections assume a stable economic environment based on prevailing analyst forecasts. In addition, the CrossCountry Projections assume no significant change in the regulatory and competitive conditions under which CrossCountry currently operates.

                  6. EQUITY INCENTIVE COMPENSATION PLAN. The CrossCountry Projections do not include any expenses associated with the long-term equity incentive compensation plan anticipated to be adopted by CrossCountry. Refer to
Section IX.H., "Equity Compensation Plan."

                  7. ENE CASH BALANCE PLAN. The CrossCountry Projections do not include any costs associated with the voluntary termination of the ENE Cash Balance Plan.

         B. OTHER

                  1. REVENUES

                  The CrossCountry Projections assume successful recontracting of available Transwestern and Florida Gas capacity at current rates and, as a result, transportation revenues are expected to be generally stable for 2003 - 2006, except for increases due to completed expansions by Transwestern and Florida Gas. Increased revenues are expected in the second half of 2005 upon the completion of an expansion by Transwestern. The projected increase in revenues in 2006 reflects a full year of additional capacity provided by the expansion. In addition, the CrossCountry Projections reflect the current level of contracts, throughput and rates on Northern Border Partners' existing pipeline systems, with no major expansions planned.

                  The CrossCountry Projections assume that CrossCountry will continue the Citrus operatorship based on the same terms contained in the operating agreement originally entered into between Citrus and an ENE affiliate. Refer to Section IX.A.1.(b)., "Employees and Pipeline Services" for further information.

                  2. RATE CASE FILINGS

                  Pursuant to a previous rate case settlement, Transwestern is expected to file a new rate case in November 2006. It is assumed that there will be no changes from the existing rate case settlement for the remainder of 2006.

                  Florida Gas filed a rate case on October 1, 2003. New rates for transportation services will become effective April 1, 2004 (FTS-1) and April 1, 2005 (FTS-2), subject to refund based on the outcome of the rate case proceeding. The CrossCountry Projections assume that new rates for both the incremental and non-incremental systems will be designed to recover a pre-tax return on rate base that approximates existing rate levels.

                  3. DIVIDENDS

                  The CrossCountry Projections assume that CrossCountry will not pay dividends to holders of equity interests in CrossCountry from 2003-2006. In addition, the CrossCountry Projections assume that (i) Citrus will pay cash dividends to its shareholders (including CrossCountry) equal to 100% of all cash over normal liquidity requirements and payment of existing debt as it matures, and (ii) Northern Plains will dividend to CrossCountry 100% of cash distributions received from Northern Border Partners in excess of equity investments and taxes. Historically, Citrus has not paid dividends to its shareholders, and there can be no assurance that it will pay dividends going forward. Refer to Section XIV.H.2.b., "Control over Pipeline Businesses." The CrossCountry Projections assume that the cash distributions Northern Plains will receive from Northern Border Partners will increase 15% per year starting in 2005. It is expected that CrossCountry will contribute the dividends or distributions received from Citrus or Northern Plains from 2004-2006 to Transwestern, and that Transwestern will use the contribution by CrossCountry and any excess cash to pay down its debt (see No. 4, below for a description of such debt).

                  4. DEBT

                  CrossCountry, as a holding company of the Pipeline Businesses, is not expected to issue any debt during 2003-2006.

                  Transwestern is expected to refinance its existing revolving credit facility on or before April 30, 2004. Transwestern is expected to enter into new financing arrangements for a $150 million revolver and a $350 million term loan. The term loan is expected to carry an interest rate of LIBOR +3%, and the revolver an interest rate of LIBOR +3.25%. The revolver is expected to have a capacity fee on the withdrawn portion of 0.5%.

                  5. CAPITAL EXPENDITURES

                  The CrossCountry Projections reflect one expansion by Transwestern. The San Juan expansion will increase the San Juan lateral capacity by 375 BBtu/d, at a cost of approximately $150 million. The estimated in-service date for the expansion is July 2005. Rates collected assume a regulated rate of return.

                  The Florida Gas Phase VI expansion was completed and placed in-service November 1, 2003. An additional Florida Gas expansion is planned for in-service July 2007, at a cost of $52 million which will be spent in 2006. Incremental volumes are 200 BBtu/d, transported at FTS-2 rates.

                  6. ACQUISITIONS

                  CrossCountry is not expected to make any acquisitions or divest any material assets during 2003 - 2006.

                  A significant portion of Northern Border Partners' future growth is expected to come as a result of making accretive acquisitions of any material assets. The CrossCountry Projections assume $200 million of total annual growth capital in Northern Border Partners. Such acquisitions are assumed to be financed one-half by debt and the other half in the form of equity contributions.

                  7. TAX CONSIDERATIONS

                  The CrossCountry Projections assume that all of CrossCountry Common Equity will be distributed at once, in 2005, with a portion of the CrossCountry Common Equity being held in a disputed claims reserve. This will result in tax deconsolidation from the ENE Tax Group of the CrossCountry subsidiaries currently included in the ENE Tax Group. The CrossCountry Projections assume that ENE will pay cash for the full amount of the net receivable balance owing to Transwestern under the applicable tax sharing agreement; however, because this net receivable balance may be subject to adjustments (as a result of audits by taxing authorities) and future negotiations between ENE and Transwestern, and because any payment (if any) with respect to such balance is subject to prior consent of the Creditors' Committee, the actual amount that ultimately is paid may vary materially from the amount projected. Refer to Section IX.F.1.(b).(iii)., "Tax Sharing Agreement" for further information. The CrossCountry Projections assume that no IRC Section 338(h)(10) election (which could generate future income tax benefit) will be made in respect of the transaction contemplated by the Plan because the ability to make such an election is uncertain. The CrossCountry Projections also assume that the tax benefits of approximately $140 million previously recorded for anticipated utilization of Transwestern's NOLs will not be available to CrossCountry. Refer to Appendix I, "CrossCountry Results of Operations" for further information. Therefore, such NOLs have been impaired in the 2003 CrossCountry Projections.

                  8. CITRUS TRADING

                  The CrossCountry Projections assume that Citrus Trading's current litigation and contract renegotiations will be resolved in a manner and in amounts consistent with that which have been reserved for on Citrus Trading's June 30, 2003 balance sheet.

                  9. The CrossCountry Projections assume that the consideration other than shares or units of common equity of CrossCountry, if any, that may be paid by CrossCountry Distributing Company in the CrossCountry Transaction or CrossCountry Conversion will not be in the form of cash or indebtedness of CrossCountry Distributing Company or any of its subsidiaries. The nature and amount of such other consideration, if any, has not yet been determined. If it is ultimately determined that such other consideration will consist, in whole or in part, of cash or indebtedness of CrossCountry Distributing Company or any of its subsidiaries, CrossCountry's cash will be reduced, or indebtedness will be increased, respectively, by the amount of such consideration paid. However, it is anticipated that the value of such other consideration paid would enhance the value of the other Plan Currency in the aggregate to be distributed to holders of Allowed Claims pursuant to the Plan, or alternatively, all or a portion of such value would be contributed to CrossCountry Distributing Company (ultimately enhancing the value of the CrossCountry Common Equity distributed to holders of allowed claims).

CROSSCOUNTRY CONSOLIDATED
--------------------------------------------------------------------------------

INCOME STATEMENT

(US$ in millions)                                           2003                2004              2005               2006
--------------------------------------------------        ----------         ----------        ----------        ----------

OPERATING REVENUES
  Transportation                                          $    178.3         $    181.2        $    209.6        $    229.4
  Natural Gas                                                   21.0               26.6              24.1              23.2
  Other                                                         (0.3)               0.6               0.3               0.3
                                                          ----------         ----------        ----------        ----------
  TOTAL                                                   $    199.0         $    208.4        $    234.0        $    252.9

OPERATING EXPENSES
  Operations and Maintenance                              $     60.7         $     55.4        $     57.8        $     60.2
  Amortization of Regulatory Assets                              5.2                5.7               5.7               5.7
  Depreciation                                                  17.9               19.0              21.6              24.1
  Taxes Other Than Income (includes expansions)                 11.5               11.4              13.0              14.5
                                                          ----------         ----------        ----------        ----------
  TOTAL                                                   $     95.3         $     91.5        $     98.1        $    104.5

OPERATING INCOME                                          $    103.7         $    116.9        $    135.9        $    148.4

OTHER INCOME

  Partnership Income                                            42.1               67.9              73.0              75.4
  Interest Income                                                0.3                0.2               0.6               1.3
  Other, net                                                   150.6                5.6               6.2               1.2
                                                          ----------         ----------        ----------        ----------
  TOTAL                                                   $    193.0         $     73.7        $     79.8        $     77.9

INCOME (LOSS) BEFORE INTEREST AND TAXES                   $    296.7         $    190.6        $    215.7        $    226.3

INTEREST AND OTHER
  Interest Expense and Related Charges, net                     39.8               25.8              24.9              15.0
                                                          ----------         ----------        ----------        ----------
  TOTAL                                                   $     39.8         $     25.8        $     24.9        $     15.0

INCOME BEFORE INCOME TAXES                                $    256.9         $    164.8        $    190.8        $    211.3

  TOTAL INCOME TAXES                                      $    229.1         $     46.1        $     55.2        $     63.2

NET INCOME                                                $     27.8         $    118.7        $    135.6        $    148.1

CROSSCOUNTRY CONSOLIDATED
--------------------------------------------------------------------------------
BALANCE SHEET

(US$ in millions)                                         2003                2004               2005              2006
------------------------------------------------        ----------         ----------         ----------         ----------

CURRENT ASSETS
  Cash & Temporary Cash Investments                     $     17.8         $     18.3         $     19.5         $     21.7
    Customer                                                  16.9               17.3               19.5               21.1
    Associated Companies                                       5.5                5.5                5.5                5.5
  Exchange Gas Receivable                                      2.0                2.0                2.0                2.0
  Regulatory Assets                                            6.7                5.5                6.7                6.7
  Other                                                      155.4              115.8               58.9               31.9
                                                        ----------         ----------         ----------         ----------
  TOTAL                                                 $    204.3         $    164.4         $    112.1         $     88.9

INVESTMENTS AND OTHER ASSETS
  Partnerships                                          $    698.3         $    756.8         $    813.9         $    871.4
                                                        ----------         ----------         ----------         ----------
  TOTAL                                                 $    698.3         $    756.8         $    813.9         $    871.4

PP&E
  Gross Plant                                           $  1,022.5         $  1,115.5         $  1,206.3         $  1,223.1
  Accumulated Depreciation                                  (374.4)            (390.2)            (408.5)            (429.4)
                                                        ----------         ----------         ----------         ----------
  NET PP&E                                              $    648.1         $    725.3         $    797.8         $    793.7

DEFERRED CHARGES
  Goodwill                                              $    191.2         $    191.2         $    191.2         $    191.2
  Receivable from Parent                                $     75.0         $     43.5                 --                 --
  Other Regulatory Assets                               $     62.7         $     57.1         $     51.4         $     45.7
  Other                                                 $    111.7         $    108.5         $    105.2         $    102.0
                                                        ----------         ----------         ----------         ----------
  TOTAL                                                 $    440.6         $    400.3         $    347.8         $    338.9
                                                        ----------         ----------         ----------         ----------
  TOTAL ASSETS                                          $  1,991.3         $  2,046.8         $  2,071.6         $  2,092.9
                                                        ==========         ==========         ==========         ==========

CURRENT LIABILITIES
  Accounts Payable - Assoc. Companies / Trade           $      5.3         $      4.7         $      4.8         $      4.2
  Accounts Payable - Other                                     3.8                3.8                3.8                3.8
  Exchange Gas Payable                                         7.2                7.2                7.2                7.2
  Accrued Taxes                                                6.7                4.4                5.8                7.7
  Accrued Interest                                             0.6                1.8                2.3                2.6
  Other                                                       15.7               18.4               18.4               18.4
                                                        ----------         ----------         ----------         ----------
  TOTAL                                                 $     39.3         $     40.3         $     42.3         $     43.9

DEFERRED CREDITS AND OTHER LIABILITIES
  Deferred Income Taxes                                 $    210.9         $    223.9         $    241.3         $    248.1
  Other                                                        9.7                9.4                9.1                8.8
                                                        ----------         ----------         ----------         ----------
  TOTAL                                                 $    220.6         $    233.3         $    250.4         $    256.9

DEBT

  Payable / (Receivable) from Parent                            --                 --                 --                 --
  Notes Payable                                              461.0              384.0              190.0                 --
                                                        ----------         ----------         ----------         ----------
  TOTAL                                                 $    461.0         $    384.0         $    190.0                 --

EQUITY
  Common Stock                                          $    420.6         $    420.6         $    420.6         $    420.6
  Paid-in Capital                                            409.2              416.4              487.9              552.2
  Accumulated Other Comprehensive Income                      (9.7)              (9.7)              (9.7)              (9.7)
  Retained Earnings                                          450.3              561.9              690.1              829.0
                                                        ----------         ----------         ----------         ----------
  TOTAL                                                 $  1,270.4         $  1,389.2         $  1,588.9         $  1,792.1
                                                        ----------         ----------         ----------         ----------
  TOTAL LIABILITIES & EQUITY                            $  1,991.3         $  2,046.8         $  2,071.6         $  2,092.9
                                                        ==========         ==========         ==========         ==========

CROSSCOUNTRY CONSOLIDATED
--------------------------------------------------------------------------------

CASH FLOW STATEMENT


(US$ in millions)                                                  2003            2004                2005              2006
------------------------------------------------------------    ----------       ----------         ----------        ----------

CASH FLOW FROM OPERATING ACTIVITIES
Reconciliation of Net Income (Loss) to Net Cash Provided
 (Used) by Operating Activities

  NET INCOME                                                    $     27.8       $    118.7         $    135.6        $    148.1
  Items not affecting Working Capital:
    Non-cash Revenue  (Expense)                                 $     (0.3)      $     (0.3)        $     (0.3)       $     (0.3)
    less: Earnings from Equity Affiliates                            (42.1)           (67.9)             (73.0)            (75.4)
    plus: Distributions from Equity Affiliates                        10.5             11.0               12.9              15.0
    Depreciation and Amortization                                     17.9             15.8               18.4              20.9
    Deferred Income Taxes - Both Current and Noncurrent              370.1             13.0               17.5               6.8

  Regulatory Asset Amortization                                        1.8              5.7                5.7               5.7
    Receivable                                                        18.8             31.1               41.3              (1.6)
    Payable                                                          (10.9)            (0.6)               0.1              (0.5)
    Exchange Gas Imbalances                                           (0.2)              --                 --                --
    Other Current Assets or Liabilities                             (186.2)            49.8               60.6              32.2
                                                                ----------       ----------         ----------        ----------
  Total Cash flow from Operating Activities                     $    207.2       $    176.3         $    218.8        $    150.9

CASH FLOW FROM INVESTING ACTIVITIES
  Proceeds from Sale (Various)                                          --               --                 --                --
  Additions to Property                                                2.9            (92.8)             (90.4)            (16.2)
  Other Investments (McDay Energy / Misc.)                            (1.8)            (8.8)             (73.7)            (65.8)
                                                                ----------       ----------         ----------        ----------
  CASH PROVIDED BY (USED IN) INVESTING ACTIVITIES               $      1.1       $   (101.6)        $   (164.1)       $    (82.0)

NET CASH FLOW BEFORE FINANCING                                  $    208.3       $     74.7         $     54.7        $     68.9

CASH FLOW FROM FINANCING ACTIVITIES
  Issuance of Long-term Debt                                            --               --                 --                --
  Drawdown (Repayment) of debt                                       (84.0)           (77.0)            (194.0)           (190.0)
  Financing Fees                                                      (2.0)            (4.4)                --                --
  Net Enron Receivable/Payable                                      (191.4)              --                 --                --
  Net Dividend to Parent                                             (11.8)              --               63.8              54.6
  Net Dividend Received by Parent                                       --              7.2               76.7              68.7
  Net Dividend to Common                                                --               --                 --                --
                                                                ----------       ----------         ----------        ----------
  CASH PROVIDED BY (USED IN) FINANCING ACTIVITIES               $   (289.2)      $    (74.2)        $    (53.5)       $    (66.7)

INCREASE / (DECREASE) IN CASH                                   $    (80.9)      $      0.5         $      1.2        $      2.2

              APPENDIX K: PRISMA FINANCIAL PROJECTIONS - 2004-2006

APPENDIX K:  PRISMA FINANCIAL PROJECTIONS - 2004-2006

BASIS OF PRESENTATION

                  The financial projections are based on, and assume, the successful implementation of the Plan. Both the business plan and the financial projections reflect numerous assumptions, including various assumptions regarding the anticipated future performance of Prisma's operating subsidiaries, industry performance, general business and economic conditions and other matters, most of which are beyond the control of Prisma and its operating subsidiaries. While the projections were prepared in good faith and the assumptions, when considered on an overall basis, are believed to be reasonable in light of the current circumstances, it is important to note that there can be no assurance that such assumptions will be realized, and Creditors must make their own determinations as to the reasonableness of such assumptions and the reliability of the projections. THEREFORE, ALTHOUGH THE FINANCIAL PROJECTIONS ARE PRESENTED WITH NUMERICAL SPECIFICITY, THE ACTUAL RESULTS ACHIEVED DURING THE FINANCIAL PROJECTION PERIOD WILL VARY AND SOME OF THE VARIATIONS COULD BE MATERIAL. Accordingly, no representation can be or is being made with respect to the accuracy of the financial projections or the ability of Prisma and its subsidiaries to achieve the projected results of operations. Refer to Section XIV., "Risk Factors and Other Factors to be Considered" for further information related to the risks applicable to Prisma.

                  Prisma Energy International Inc. is an exempted Cayman Islands company that currently does not own any businesses or assets. The Debtors, in connection with the Plan, intend to transfer most of ENE's remaining international energy infrastructure businesses to Prisma; subject to obtaining requisite consents. Historically ENE's investments in international energy infrastructure businesses were subject to review as part of the consolidated financial statements of Enron Corp., however they have not been audited on a combined basis as a stand alone business. Therefore historical audited combined financial statements for the international energy infrastructure businesses (as listed below) are not available. Based on the above and since Prisma has not currently commenced commercial operations, consolidated financial projections were prepared for the calendar years 2004-2006 as if certain of the international energy infrastructure businesses (as listed below) are transferred into Prisma effective January 1, 2004. The projections assume the Plan will be implemented in accordance with its stated terms. The Debtors and their affiliates' ownership in the following assets are included in Prisma financial projections:

Accroven                   BLM                                         Centragas
EEC                        ENS                                         GMSA
BBPL-GTB                   Elektro                                     BBPL-TBG
PQP                        SECLP                                       Vengas
Trakya                     Transredes
MEC                        SK-Enron
SPC                        Cuiaba-EPE, TBS, Gasmat, Gasbol

ASSUMPTIONS

                  Additional information relating to certain assumptions used in preparing the financial projections is set forth below:

         A. BASIS

                  1. The financial projections assume a predecessor carryover basis, rather than either utilizing fresh-start reporting as described by the American Institute of Certified Public Accountants Statement of Position 90-7 "Financial Reporting by Entities in Reorganization Under the Bankruptcy Code" or assuming any change in bases as a result of transfer of assets (whether between companies, to trusts or to creditors). Accordingly, the projections only reflect adjustments directly related to the Plan. It is uncertain whether a change in basis resulting from the implementation of the Plan will occur and if it does occur, when it may occur. Therefore, although the projections assume a predecessor carryover basis, it may ultimately be determined that Prisma either has the option or is required to use a new basis of accounting at some point in the future following implementation of the Plan.

                  2. Certain of the assets included in the projected financial statements for Prisma are wholly or partially held through existing financing structures. The projected pro forma financial estimates assume that these assets are not encumbered in financing structures. The unwind and resolution of these structures may affect the financial results presented. The following lists the assets wholly or partially held through financing structures that are assumed to be included in Prisma's financial results:

                           --       Elektro
                           --       Centragas
                           --       Trakya
                           --       ENS

                  3. Fifty percent of net cash flow of Prisma is assumed to be distributed to its shareholders and the remaining fifty percent is assumed to accumulate during the projection period. The Cash and Cash Equivalents balance on Prisma's Pro Forma Balance Sheet includes Prisma's Cash and Cash Equivalents balance along with the Cash and Cash Equivalents balances of Prisma's consolidated subsidiaries.

                                                                   2004              2005              2006
                                                                ----------        ----------        ----------
     (US$Millions)
     Prisma Cash Balance                                        $    137.7        $    239.9        $    320.0
                                                                ----------        ----------        ----------
     Consolidated Subs Cash Balances                                 140.6             126.2             249.3
                                                                ----------        ----------        ----------
     Prisma and Subs consolidated cash Balance                  $    278.3        $    366.1        $    569.3
                                                                ----------        ----------        ----------

                  4. Refer to the Consolidation assumption below for further information on Prisma's consolidated subsidiaries.

         B. GENERAL

                  1. The projections assume a generally stable economic environment and no significant change in the regulatory and competitive conditions under which the businesses currently operate. The nature of Prisma's natural gas services and power distribution businesses is such that all assets are generally subject to firm contracts for their capacity or are regulated and are dependent on tariffs or other regulatory structures that allow regulatory authorities to review periodically the prices such businesses charge customers and other terms and conditions under which services and products are offered. Regulatory intervention and political pressures could lead to tariffs that are not compensatory or otherwise undermine the value of the long-term contracts entered into by the transferred businesses, which could have a negative impact on the financial projections. The nature of most of Prisma's power generation business is such that each facility generally relies on one power sales contract with a single governmental or quasi-governmental customer for the majority, if not all, of its revenues over the life of the power sales contract. The prolonged failure of any significant customer to fulfill its contractual obligations would have a negative impact on the financial projections. Included in each year of the 2004-2006 Prisma consolidated financial projections is a $20 million reserve for risk factors mentioned above. Although the Debtors believe that the assumptions underlying the financial projections, when considered on an overall basis, are reasonable in light of the current circumstances, no assurances can be or are given that the financial projections will be realized.

                  2. The projections do not assume acquisitions or divestitures of any material assets during the projection period or new indebtedness at the Prisma level.

         C. DEVALUATION OF FOREIGN CURRENCIES

                  1. Prisma may suffer losses as a result of devaluations in the currencies of the countries in which it is expected to operate. The revenues of some of the key businesses expected to be a part of Prisma, including Elektro, SK-Enron and Vengas, are collected substantially or exclusively in the relevant local currency and a strengthening of the U.S. dollar relative to such local currency will reduce the amount of cash flow and net income of such businesses as reported in U.S. dollars. Prisma has used market forward rates, where available, as foreign exchange rates for the corresponding future periods in its financial projections. Often, market data points are available for the short term but not the long term. In such cases, the long term rates for foreign exchange are derived from a combination of expected inflation and expected long term growth rates.

                  2. Currency devaluation impacts the repayment of the U.S. dollar denominated debt at Elektro and devaluation of the Brazilian real above the foreign exchange rates assumed in the projections could have a material impact on Prisma's net income and cash flow projections. ANY BRAZILIAN REAL MOVEMENTS SIGNIFICANTLY DIFFERENT THAN THOSE ASSUMED IN THE TABLE BELOW WOULD HAVE A MATERIAL IMPACT ON PRISMA'S FINANCIAL PROJECTIONS:

                                                     2004           2005             2006
                                                    ------         ------           ------
                  Average FX rate                    3.50           3.78             4.01
                  End of Year FX rate                3.65           3.91             4.12
                  Devaluation End of Year             9.0%           7.0%             5.5%

         D. CONSOLIDATION

                  1. Prisma consolidates investments in investees in which Prisma maintains more than 50% of the voting control of the investee and reflects minority ownership interests accordingly. The following assets are consolidated in Prisma's projected financial results:

                           --       BLM
                           --       Elektro
                           --       ENS
                           --       GMSA
                           --       Vengas

                  2. Prisma uses the equity method (APB 18) to account for investments in investees in which Prisma maintains between 20% and 50% of the voting control (directly or indirectly) of the investee. Under the equity method of accounting, the underlying assets and liabilities of investees do not appear on the face of the financial statements for Prisma. The company is currently in the process of adopting FASB Interpretation No. 46 (FIN 46), Consolidation of Variable Interest Entities, an Interpretation of ARB 51, and the current consolidation assumptions presently incorporated into the financial projections could change.

         E. INTERCOMPANY BALANCES

                  1. In some instances, entities contemplated to be transferred into Prisma have intercompany obligations owing to certain of the Debtors and other Enron Companies. For purposes of these projections, the intercompany account balances have been netted to a net payable owed by Prisma to the Debtors or other Enron Companies. The financial projections assume that Prisma acquires certain of these obligations (as applicable, including principal and interest) in exchange for common shares of Prisma. At this time, the intercompany account balances have not been finally resolved.

                  2. The methodology ultimately used in the formation of Prisma may result in a different treatment of intercompany account balances, requiring adjustments to the presentation assumed in the pro forma financial statements.

                  3. Intercompany activities among companies within Prisma have been eliminated in the projected pro forma financial statements.

         F. OVERHEAD

                  1.       Overhead includes the following cost components:

                           --       Business unit executive compensation
                           --       Legal
                           --       Accounting & Tax
                           --       Other miscellaneous costs

                  2. The projections do not include any expenses associated with the anticipated equity incentive plan. Refer to Section X.F of the Disclosure Statement for further information.

                  3. The projections do not include any costs associated with the voluntary termination of the ENE Cash Balance Plan.

         G. GENERAL TAX ASSUMPTIONS

                  1.       U.S. TAX

                           a. During the time that Prisma is part of the ENE Tax Group, it is assumed that certain types of income earned from Prisma's businesses may be subject to reporting and to the possible imposition of U.S. tax at the U.S. shareholder level for certain U.S. companies within the ENE Tax Group.

                           b. The projections assume that after Prisma ceases to be a member of the Enron Tax Group, and subject to any U.S. tax that might be imposed on Prisma's management activities in the United States and certain other U.S. companies that comprise its assets, no U.S. taxes will be imposed on Prisma's income and cash flows.

                           c. Similarly, it is assumed that after Prisma has left the ENE Tax Group, Prisma's equity will not be concentrated in a certain number of U.S. shareholders so as to subject such shareholders to the Subpart F income regime applicable to U.S. shareholders of controlled foreign corporations or owners of passive foreign investment companies (See
                                    Section XIV.I.4.b. of the Disclosure
                                    Statement).

                           d.       It is assumed that no material U.S.
                                    consolidated tax liabilities from the ENE estate will carryover to Prisma.

                  2.       FOREIGN WITHHOLDING TAXES

                           Provision has been made where appropriate to charge undistributed consolidated and equity earnings from the various projects with any deferred foreign withholding taxes that may be imposed on such earnings when distributed. Also, adjustments to any deferred foreign withholding taxes have been made to the extent that profit distributions during the projection period exceed earnings attributable to the projection period.

                  3.       FOREIGN TAXES

                           The projections assume that certain businesses that Prisma will consolidate have incurred foreign tax losses that are being carried forward to succeeding tax years, subject to tax law restrictions applicable to such businesses. A valuation reserve has been placed on the utilization of such losses where appropriate.

APPENDIX K:  PRISMA FINANCIALS - 2004-2006


PRISMA ENERGY INTERNATIONAL INC.
INCOME STATEMENT
(US$'s in millions)

                                                                            2004               2005               2006
                                                                         ----------         ----------         ----------
 OPERATING REVENUES                                                      $    853.7         $    929.8         $    990.7
 COST OF SALES                                                                492.8              537.5              563.5
                                                                         ----------         ----------         ----------
 GROSS MARGIN                                                                 360.9              392.3              427.2
 OPERATING EXPENSES
              Operating expenses                                              154.2              157.5              155.0
              Corporate general and administrative expenses                    26.0               27.3               28.7
              Depreciation and amortization                                    40.9               39.4               39.0
              Taxes other than income                                          13.5               13.7               13.9
                                                                         ----------         ----------         ----------
                 Total                                                        234.6              237.9              236.6
                                                                         ----------         ----------         ----------
 OPERATING INCOME                                                             126.3              154.4              190.6

 Other Income (Expense)
              Equity earnings in unconsolidated subsidiaries                   64.7               78.6               93.1
              Interest income                                                  50.2               45.7               56.3
              Foreign exchange losses                                         (65.1)             (45.8)             (33.5)
              Other expenses, net                                              (5.6)              (5.1)             (11.4)
                                                                         ----------         ----------         ----------
                 Total                                                         44.2               73.4              104.5

                                                                         ----------         ----------         ----------
 INCOME BEFORE INTEREST, MINORITY INTEREST & TAXES                            170.5              227.8              295.1

 Interest expense                                                              42.3               37.5               36.5
 Minority interest                                                             (1.3)               0.3                0.6
                                                                         ----------         ----------         ----------
 INCOME BEFORE INCOME TAXES                                                   129.5              190.0              258.0

 Income Taxes
              Current                                                          15.4               11.9               23.2
              Deferred                                                          1.3                1.4                1.6
                                                                         ----------         ----------         ----------
                 Total                                                         16.7               13.3               24.8

 NET INCOME                                                              $    112.8         $    176.7         $    233.2
                                                                         ==========         ==========         ==========

PRISMA ENERGY INTERNATIONAL INC.
BALANCE SHEET
(US$'s in millions)

                                                                                2004               2005              2006
                                                                              ----------        ----------        ----------
 ASSETS

             CURRENT ASSETS
                Cash and cash equivalents                                     $    278.3        $    366.1        $    569.3
                Trade receivables (net of allowance for doubtful
                  accounts)                                                        167.3             152.4             154.7
                Receivables from unconsolidated subsidiaries                        20.9              19.3              15.6
                Inventories                                                         11.0              11.0              11.0
                Other current assets                                                78.7              89.9              45.0
                                                                              ----------        ----------        ----------
             TOTAL CURRENT ASSETS                                                  556.2             638.7             795.6

             INVESTMENTS AND OTHER ASSETS
                Investments in unconsolidated subsidiaries                         308.6             320.7             349.8
                Notes receivable from unconsolidated subsidiaries                   85.9              74.2              70.6
                Other                                                               60.2              31.2              29.9
                                                                              ----------        ----------        ----------
             TOTAL INVESTMENTS AND OTHER ASSETS                                    454.7             426.1             450.3

             TOTAL PROPERTY, PLANT AND EQUIPMENT                                   911.2             901.0             904.2
                Less accumulated depreciation and amortization                     208.3             238.9             269.7
                                                                              ----------        ----------        ----------
             NET PROPERTY PLANT AND EQUIPMENT                                      702.9             662.1             634.5
                                                                              ----------        ----------        ----------
             TOTAL ASSETS                                                     $  1,713.8        $  1,726.9        $  1,880.4
                                                                              ==========        ==========        ==========

LIABILITIES AND SHAREHOLDERS' EQUITY

             CURRENT LIABILITIES
                Accounts payable                                              $     88.6        $     84.0        $     83.8
                Short-term debt                                                     63.7              24.3              36.2
                Other current liabilities                                           96.7              90.2              94.7
                                                                              ----------        ----------        ----------
             TOTAL CURRENT LIABILITIES                                             249.0             198.5             214.7

             LONG-TERM DEBT                                                        433.6             428.1             403.4

             DEFERRED CREDITS AND OTHER LIABILITIES
                Deferred income taxes                                               45.5              45.4              45.8
                Other                                                               70.5              61.8              69.4
                                                                              ----------        ----------        ----------
             TOTAL DEFERRED CREDITS AND OTHER LIABILITIES                          116.0             107.2             115.2

             MINORITY INTERESTS                                                     57.0              56.6              56.6

             SHAREHOLDERS' EQUITY                                                  858.2             936.5           1,090.5
                                                                              ----------        ----------        ----------
             TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                       $  1,713.8        $  1,726.9        $  1,880.4
                                                                              ==========        ==========        ==========

PRISMA ENERGY INTERNATIONAL INC.
CASH FLOW STATEMENT
(US$'s in millions)

                                                                                     2004               2005               2006
                                                                                  ----------         ----------         ----------

CASH FLOW FROM OPERATING ACTIVITIES
              Net income                                                          $    112.8         $    176.7         $    233.2
              Depreciation and amortization                                             40.9               39.4               39.0
              Deferred income taxes                                                      1.3                1.4                1.6
              Changes in components of working capital                                 (44.5)              (8.3)              40.3
              Equity earnings in unconsolidated subsidiaries                           (64.7)             (78.6)             (93.1)
              Distributions from unconsolidated subsidiaries                           123.0               71.8               77.2
              Other operating activities                                                96.0               59.2               30.7
                                                                                  ----------         ----------         ----------

              NET CASH PROVIDED BY OPERATING ACTIVITIES                                264.8              261.6              328.9

 CASH FLOWS FROM INVESTING ACTIVITIES
              Capital expenditures                                                     (51.8)             (46.6)             (42.8)
              Decrease in notes receivable from unconsolidated subsidiaries             21.6               16.9                9.3
              Proceeds from sale of land                                                  --                9.1                 --
                                                                                  ----------         ----------         ----------
              NET CASH USED IN INVESTING ACTIVITIES                                    (30.2)             (20.6)             (33.5)

 CASH FLOWS FROM FINANCING ACTIVITIES
              Issuance of long-term debt                                                34.3               39.8               36.2
              Repayment of long-term debt                                              (76.1)             (49.8)             (59.0)
              Net increase (decrease) in short-term borrowings                           2.1              (39.2)              11.8
              Dividends paid                                                           (87.6)            (102.2)             (80.1)
              Other financing activity                                                  (6.1)              (1.8)              (1.1)
                                                                                  ----------         ----------         ----------

              NET CASH USED IN FINANCING ACTIVITIES                                   (133.4)            (153.2)             (92.2)
                                                                                  ----------         ----------         ----------
 NET INCREASE IN CASH AND CASH EQUIVALENTS                                             101.2               87.8              203.2

 CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR                                          177.1              278.3              366.1
                                                                                  ----------         ----------         ----------
 CASH AND CASH EQUIVALENTS, END OF YEAR                                           $    278.3         $    366.1         $    569.3
                                                                                  ==========         ==========         ==========

                        APPENDIX L: LIQUIDATION ANALYSIS

APPENDIX L: LIQUIDATION ANALYSIS

A. INTRODUCTION

         If no chapter 11 plan can be confirmed, then the Debtors' cases may be converted to cases under chapter 7 of the Bankruptcy Code, whereby a trustee would be elected or appointed to liquidate the assets of the Debtors for distribution to the holders of Claims in accordance with the strict priority scheme established by the Bankruptcy Code.

         Under chapter 7, the cash amount available for distribution to Creditors would consist of the proceeds resulting from the disposition of the unencumbered assets of the Debtors, augmented by the unencumbered cash held by the Debtors at the time of the commencement of the liquidation cases. This cash amount would be reduced by the costs and expenses of the liquidation and by such additional administrative and priority claims that may result from the termination of the Debtors' businesses and the use of chapter 7 for the purposes of liquidation.

         The Debtors have analyzed liquidation in the context of chapter 7 and the Liquidation Analysis below reflects the Debtors' estimates regarding recoveries in a chapter 7 liquidation. The Liquidation Analysis is based upon the hypothetical disposition of assets and distribution on Claims under a chapter 7 liquidation in contrast to the distribution of Creditor Cash, Plan Securities and, to the extent such trusts are created, interests in the Litigation Trust and the Special Litigation Trust under the Plan. The Liquidation Analysis assumes that, in the chapter 7 cases, the Bankruptcy Court will approve the settlements and compromises embodied in the Plan and described in the Disclosure Statement (including, without limitation, the 30/70 compromise predicated upon a negotiated formula as a proxy for resolving numerous inter-Debtor disputed issues) as fair and reasonable and will determine that the compromise represents the best estimate, short of a final determination on the merits, of how these issues would be resolved. The Liquidation Analysis further takes into consideration the increased costs of a chapter 7 liquidation, the impact on the value of the three Operating Entities and the expected delay in distributions to Creditors.

         The Debtors submit that the Liquidation Analysis evidences that the Plan satisfies the best interest of creditors test and that, under the Plan, each holder of an Allowed General Unsecured Claim will receive value that is not less than the amount such holder would receive in a chapter 7 liquidation. Further, the Debtors believe that pursuant to chapter 7 of the Bankruptcy Code, holders of Enron Subordinated Debenture Claims, Enron Preferred Equity Interests, Statutorily Subordinated Claims, Enron Common Equity Interests and Other Equity Interests would receive no distributions.

B. VARIANCE

         Estimating recoveries in any chapter 7 case is an uncertain process due to the number of unknown variables such as business, economic and competitive contingencies beyond the chapter 7 trustee's control and this uncertainty is further aggravated by the complexities of these Chapter 11 Cases. The underlying projections contained in the Liquidation Analysis have not been compiled or examined by independent accountants. The Debtors make no representations regarding the accuracy of the projections or a chapter 7 trustee's ability to achieve forecasted results. Many of the assumptions underlying the projections are subject to significant uncertainties. Inevitably, some assumptions will not materialize and unanticipated events and circumstances may affect the ultimate financial results. IN THE EVENT THESE CHAPTER 11 CASES ARE CONVERTED TO CHAPTER 7, ACTUAL RESULTS MAY VARY MATERIALLY FROM THE ESTIMATES AND PROJECTIONS SET FORTH IN THE LIQUIDATION ANALYSIS. As such, the Liquidation Analysis is speculative in nature.

C. ASSUMPTIONS

         For purposes of the Liquidation Analysis, the Debtors considered many factors and made certain assumptions. Those assumptions that the Debtors consider significant are described below.

     1. GENERAL

         a. CONVERSION: Each of the Chapter 11 Cases are converted to chapter 7 on January 1, 2004.

         b. APPOINTMENT OF CHAPTER 7 TRUSTEE: One chapter 7 trustee is appointed to liquidate and wind down these estates. It should be noted that the selection of a separate chapter 7 trustee for one or more of the Debtors could result in substantially higher administrative expenses associated with the chapter 7 cases.

         c. CHAPTER 7 TRUSTEE: The chapter 7 trustee would retain professionals (investment bankers, law firms, accounting firms, consultants, forensic experts, etc.) to assist in the liquidation and wind down of the Debtors' estates. While the chapter 7 trustee may retain certain of the Debtors' Chapter 11 Professionals for discrete projects, given that most (if not all) of these professionals will hold claims in the chapter 7 cases, it is assumed that the chapter 7 trustee's primary investment banking, legal, accounting, consulting and forensic support would be provided by new professionals.

         d. START-UP TIME: Given the complexity of these Chapter 11 Cases and the underlying assets and claims, it is anticipated that the chapter 7 trustee and any newly retained professionals will require three to six months to familiarize themselves with the estates, the assets, the claims and related matters. It is further anticipated that it will take an additional three to six months before they begin marketing assets or litigating claims.

         e. GLOBAL COMPROMISE: To conserve resources and reduce the delay on making distributions, the Bankruptcy Court approves the settlements and compromises embodied in the Plan and described in the Disclosure Statement (including, without limitation, (i) the 30/70 compromise, predicated upon a negotiated formula as a proxy for resolving numerous inter-Debtor disputed issues and (ii) the exclusion of the Portland Debtors from that compromise) as fair and reasonable and determines that the compromise represents the best estimate, short of a final determination on the merits, of how these issues would be resolved. It should be noted that failure to adopt the global compromise would result in extensive litigation and a substantial increase in administrative expenses, as well as delaying distributions for several years.

         f. CHAPTER 7 COMMITTEE(s): No committees are formed under section 705 of the Bankruptcy Code or, to the extent that one or more committees are formed, the Debtors' estates are not obligated to pay fees or expenses associated with any such committees.

         g. CONSOLIDATION FOR ADMINISTRATIVE PURPOSES. This analysis assumes that the Debtors are consolidated for administrative purposes during the chapter 7 process. Should one or more Debtors be handled through a separate chapter 7 process, the administrative costs related to that Debtor or those Debtors could be substantially higher than the costs assumed in this analysis.

     2. ASSETS

         a. CASH: Beginning cash balances are based on projected cash balances and were not subjected to a discount factor.

         b. OPERATING ENTITIES: The Bankruptcy Court would require that the Operating Entities be liquidated and cash proceeds distributed to Creditors, rather than distributing the stock of such entities to the Creditors as proposed in the Plan. The estimated proceeds for the sale or other disposition of the Operating Entities take into consideration (i) the valuations set forth in the Disclosure Statement for each of the Operating Entities; (ii) offers received to date for the Operating Entities and/or their underlying assets; (iii) discounts to the extent determined applicable to reflect pressure created by time limitations, potential deterioration of the underlying businesses due to failure to confirm a plan and conversion of these Chapter 11 Cases; and (iv) the fact that the chapter 7 trustee and, to the extent applicable, the trustee's professionals would lack historical knowledge as to the assets being sold. Rather than sell the Operating Entities as a going concern, the chapter 7 trustee might elect, instead, to sell discrete businesses within each of the Operating Entities and shut down or otherwise liquidate the remaining businesses. It is assumed that the Bankruptcy Court would allow the chapter 7 trustee sufficient time to market the Operating Entities, as well as some discretion as to timing depending upon fluctuations in the market, changes in the applicable industries and other commercial concerns. Accordingly, it is assumed that the Operating Entities are each sold as going concerns on or before December 31, 2006. However, there can be no assurances that the Operating Entities could be sold as going concerns or otherwise on or before December 31, 2006.

         c. REMAINING ASSETS: The Remaining Assets are each sold, shut down or otherwise liquidated on or before December 31, 2006. The estimated proceeds for the sale or other disposition of the Remaining Assets do not receive any discount. While actual proceeds could be discounted due to time limitations, potential deterioration of underlying assets due to failure to confirm a plan and conversion of these Chapter 11 Cases, and the fact that the chapter 7 trustee and, to the extent applicable, the trustee's professionals would lack historical knowledge as to the assets being sold, any such discount is considered to be immaterial.

         d. AVOIDANCE ACTIONS: Consistent with the calculation of the estimated recoveries under the Plan, no values are included for recoveries from avoidance actions.

         e. FINANCIAL INSTITUTION ACTIONS: Consistent with the calculation of the estimated recoveries under the Plan, no values are included for recoveries from actions against financial institutions.

         f. OTHER LITIGATION: Consistent with the calculation of the estimated recoveries under the Plan, no values are included for recoveries from other litigation.

         3. COSTS

         a. EMPLOYEES: The chapter 7 trustee will require approximately 1,038 employees as of January 1, 2004 with the number of employees required diminishing gradually over the first three years following appointment and continuing more rapidly thereafter. The Liquidation Budget set forth below covers the period including January 1, 2004 through December 31, 2006, but it is assumed that the liquidation process would continue for several more years beyond 2006.

         b. TRUSTEE FEES: The chapter 7 trustee would be compensated in accordance with the guidelines of section 326 of the Bankruptcy Code.

         c. PROFESSIONAL FEES - GENERAL: Given that the chapter 7 trustee and, to the extent applicable, the trustee's professionals must familiarize themselves with the Debtors, their estates, their assets and the claims asserted against them, it is anticipated that the chapter 7 trustee's professionals' fees would be higher than the estimated professionals' fees to be incurred by the Reorganized Debtors following confirmation and consummation of the Plan. These increased expenses are further exacerbated by the contemplated post-conversion efforts to market and sell the Operating Entities in whole or in part in a chapter 7 liquidation.

         d. PROFESSIONAL FEES - INVESTMENT BANKERS: It is assumed that the chapter 7 trustee would have to retain investment bankers, who would be compensated at current market rate, including a percentage of any sale proceeds.

         e. PROFESSIONAL FEES - LAW FIRMS: It is assumed that the chapter 7 trustee would retain at least two primary law firms compensated at current market rate consistent with rates charged by the Debtors and Creditors' Committee's professionals in the Chapter 11 Cases. In addition, law firms currently engaged by the Debtors to prosecute or defend pending litigation are anticipated to be retained to continue such work following conversion to chapter 7.

         f. PROFESSIONAL FEES - OTHER: The chapter 7 trustee also presumably would have to retain accountants and forensic experts, compensated at current market rates, to assist in prosecuting and diligencing causes of action, claims resolution, and litigation of issues otherwise resolved in the compromises set forth in the Plan.

         g. STAMP AND TRANSFER TAXES: The exemption provided for in Section 1146(c) of the Bankruptcy Code for stamp and other similar taxes (e.g., transfer taxes) is inapplicable in a chapter 7. Accordingly, the chapter 7 estates will bear any such costs incurred. It is not feasible to estimate these potential taxes at this time. Accordingly, no estimates are included in the Liquidation Analysis Budget or the estimated Creditor recoveries in a chapter 7 liquidation, both set forth below, but the Debtors believe that chapter 11 provides a benefit in this regard that is unavailable in chapter 7.

     4. ESTIMATED RECOVERIES

         a. DETERMINATION OF CLAIMS: All Claims are either allowed or estimated for purposes of establishing a reserve on or before June 30, 2005, such that first distributions would be made in mid-2005. Final determination of all disputed Claims completed on or before December 31, 2009.

         b. CLASSES OF CLAIMS: The estimated recoveries use the Classes of General Unsecured Claims established by the Plan are used to facilitate Creditors' ability to compare the recoveries under the Plan versus recoveries in a chapter 7 liquidation. A chapter 7 liquidation does not allow for special treatment for these Claims included in the Convenience Claim Classes under the Plan. Accordingly, Convenience Claim treatment under the Plan is inapplicable in a chapter 7, and the estimated Creditor recoveries in a chapter 7 liquidation set forth below do not include separate treatment for the classes of Convenience Claims under the Plan.

         c. GLOBAL COMPROMISE. As noted above, it is assumed that the global compromise embodied in the Plan is approved in the chapter 7 cases. In circumstances in which a Debtor's administrative claims may exceed the value of its assets, the chapter 7 recovery estimates may be reduced in order to pay in full Allowed Administrative Claims Expense against such Debtor.

         d. TIMING OF DISTRIBUTIONS: While it is currently contemplated that the first distributions under the Plan would commence in 2004, the Debtors anticipate that the first distribution to Creditors in a chapter 7 would not be made until December 2005. This assumption is based, in part, upon the belief that the chapter 7 trustee would be reluctant to make interim distributions prior to the determination of at least 50% of the disputed Claims. Further, it is assumed that subsequent distributions by the chapter 7 trustee would be delayed by approximately one year from the anticipated timing of distributions under the Plan.

         e. PRESENT VALUE DISCOUNT: The estimated recoveries under the hypothetical chapter 7 have been discounted by 10% to reflect the one year delay between potential distributions by the chapter 7 trustee and the anticipated timing of distributions under the Plan.

         f. GUARANTY CLAIMS: The estimated recoveries use the formula, as incorporated in the Plan and described in the Disclosure Statement, whereby holders of Allowed Guaranty Claims are entitled to distributions equal to 100% of the amount of such Creditor's allocated distribution in the hypothetical non-consolidation case (i.e., the 70% scenario) and 50% of such Creditor's allocated distribution in the hypothetical consolidation scenario (i.e., the 30% scenario).

         g. ADDITIONAL CLAIMS: The liquidation of the Debtors will result in additional Claims being satisfied under chapter 7, including, but not limited to, Claims arising from the rejection of remaining executory contracts and unexpired leases. However, due to the uncertainty as to which contracts or leases would ultimately be rejected and the determination of the amount of any rejection damages, no such Claims are included in the estimated recoveries. Accordingly, these Claims would further dilute any recoveries in a chapter 7 liquidation.

         h. AMOUNT OF ALLOWED CLAIMS: The determination of the Allowed Claims is an uncertain process given the number of disputed, contingent and/or unliquidated claims in these Chapter 11 Cases. No order or findings have been entered by the Bankruptcy Court estimating or otherwise fixing the amount of Allowed Claims used in the Liquidation Analysis. THE ACTUAL AMOUNT OF ALLOWED CLAIMS COULD VARY MATERIALLY.

         i. INTERCOMPANY CLAIMS. Claim amounts relating to claims of one Debtor against another Debtor and claims of non-Debtor, majority-owned affiliates against a Debtor are based on the Debtors' books and records as of the date hereof and Schedules, as the same may be updated or amended from time to time.

D. LIQUIDATION ANALYSIS

     1. CHAPTER 7 LIQUIDATION PROJECTIONS

         The table below presents an estimated Liquidation Budget for the period including January 1, 2004 through December 31, 2006 in the event these Chapter 11 Cases are converted to chapter 7. For comparison purposes, these aggregate projections are for the same time period as included in the Reorganized Debtors' Budget found at Appendix G. Refer to the description above regarding the potential for variances.

         It should be noted that the Liquidation Budget does not reflect the present value discount discussed above and applied to the estimates set forth below.

                      LIQUIDATION ANALYSIS BUDGET - SUMMARY
                       JANUARY 1, 2004 - DECEMBER 31, 2006
                                 (In thousands)


                                                                      ESTIMATES
                                                                      ----------
NET CASH RECEIPTS:
   Trading Contracts & Receivables                                    $1,133,191
   Asset Sales & Other                                                 4,483,155
                                                                      ----------
TOTAL - NET CASH RECEIPTS                                              5,616,346
                                                                      ----------

EXPENSES:
   G&A Expenses                                                          334,093
   Other Expenses                                                        195,657
   Professional Fees                                                     421,150
                                                                      ----------
TOTAL EXPENSES                                                           950,900
                                                                      ----------


     2. ESTIMATED CREDITOR RECOVERIES IN A CHAPTER 7 LIQUIDATION

         Relying on the assumptions and the estimated Liquidation Budget set forth above, the table below summarizes the estimated recoveries on Allowed General Unsecured Claims and Allowed Guaranty Claims for holders of general unsecured claims in a chapter 7 liquidation. For comparison purposes, the estimated recoveries under the Plan are reflected as well.


                                                         CHAPTER 7 LIQUIDATION
PLAN                                                     RECOVERY % REFLECTING
CLASS                           DEBTOR                  30/70 PLAN COMPROMISE             PLAN RECOVERY %
-----                ---------------------------        ----------------------            ---------------
  3                              EMCC                            26.9%                          30.9%

  4                              ENE                             14.6%                          17.4%

 185                             ENE                             12.6%                          14.5%

  5                              ENA                             17.4%                          20.1%

 187                             ENA                             14.6%                          17.3%

  6                              EPMI                            20.1%                          22.9%

  7                              PBOG                            68.4%                          75.6%

  8                              SSLC                            11.7%                          13.3%

  9                              EBS                             10.5%                          12.3%

 10                              EESO                            14.2%                          16.1%

 11                              EEMC                            21.4%                          24.1%

 12                              EESI                            17.4%                          19.7%

 13                              EES                             19.5%                          22.7%


                                                         CHAPTER 7 LIQUIDATION
PLAN                                                     RECOVERY % REFLECTING
CLASS                           DEBTOR                  30/70 PLAN COMPROMISE             PLAN RECOVERY %
-----                ---------------------------        ----------------------            ---------------
 14                              ETS                             68.5%                          75.7%

 15                              BAM                              4.9%                           5.7%

 16                       ENA Asset Holdings                      4.9%                           5.7%

 17                              EGLI                             9.8%                          11.2%

 18                              EGM                              4.9%                           5.7%

 19                              ENW                             12.9%                          14.9%

 20                              EIM                              4.9%                           5.7%

 21                              OEC                             11.7%                          14.3%

 22                              EECC                            14.5%                          17.2%

 23                             EEOSC                             4.9%                           5.7%

 24                          Garden State                         4.9%                           5.7%

 25                           Palm Beach                          4.9%                           5.7%

 26                              TSI                             13.9%                          15.9%

 27                              EEIS                            15.1%                          17.8%

 28                             EESOMI                           39.5%                          44.6%

 29                              EFSI                            10.3%                          11.8%

 30                              EFM                             16.7%                          21.4%

 31                             EBS LP                            7.7%                           9.0%

 32                             EESNA                            10.9%                          12.6%

 33                         LNG Marketing                        68.5%                          75.7%

 34                            Calypso                           68.5%                          75.7%

 35                           Global LNG                         68.5%                          75.7%

 36                              EIFM                             4.9%                           5.7%


                                                         CHAPTER 7 LIQUIDATION
PLAN                                                     RECOVERY % REFLECTING
CLASS                           DEBTOR                  30/70 PLAN COMPROMISE             PLAN RECOVERY %
-----                ---------------------------        ----------------------            ---------------
 37                             ENGMC                            20.9%                          23.9%

 38                          ENA Upstream                         4.9%                           5.9%

 39                              ELFI                             8.8%                          10.1%

 40                          LNG Shipping                        68.5%                          75.7%

 41                              EPSC                             7.5%                           9.2%

 42                             ECTRIC                           22.8%                          25.6%

 43                     Communications Leasing                   17.1%                          19.3%

 44                              Wind                            27.9%                          31.5%

 186                             Wind                            21.9%                          28.6%

 45                          Wind Systems                        44.8%                          50.0%

 46                             EWESC                            41.9%                          46.7%

 47                        Wind Maintenance                       4.9%                           5.7%

 48                       Wind Constructors                      39.8%                          44.5%

 49                             EREC I                           44.8%                          50.0%

 50                            EREC II                           39.8%                          44.5%

 51                            EREC III                          41.9%                          46.7%

 52                            EREC IV                            4.9%                           5.7%

 53                             EREC V                           27.9%                          31.5%

 54                            Intratex                           4.9%                           5.7%

 55                              EPPI                             4.9%                           5.7%

 56                            Methanol                           4.9%                           5.7%

 57                            Ventures                          12.4%                          14.6%


                                                         CHAPTER 7 LIQUIDATION
PLAN                                                     RECOVERY % REFLECTING
CLASS                           DEBTOR                  30/70 PLAN COMPROMISE             PLAN RECOVERY %
-----                ---------------------------        ----------------------            ---------------
 58                        Enron Mauritius                        4.9%                           5.7%

 59                         India Holdings                        4.9%                           5.7%

 60                              OPP                             68.5%                          75.7%

 61                             NETCO                            68.5%                          75.7%

 62                             EESSH                            32.8%                          42.1%

 63                        Wind Development                      66.1%                          73.5%

 64                              ZWHC                            68.5%                          75.7%

 65                          Zond Pacific                         4.9%                           5.7%

 66                              ERAC                            20.1%                          22.9%

 67                             NEPCO                             4.9%                           5.7%

 68                             EPICC                             4.9%                           5.7%

 69                    NEPCO Power Procurement                    4.9%                           5.7%

 70                  NEPCO Services International                 4.9%                           5.7%

 71                          San Juan Gas                         4.9%                           5.7%

 72                            EBF LLC                           68.5%                          75.7%

 73                         Zond Minnesota                       34.2%                          38.3%

 74                              EFII                             4.9%                          20.5%

 75                        E Power Holdings                      39.5%                          46.8%

 76                            EFS-CMS                            4.9%                           5.7%

 77                              EMI                             10.0%                          11.8%

 78                         Expat Services                       18.9%                          24.0%


                                                         CHAPTER 7 LIQUIDATION
PLAN                                                     RECOVERY % REFLECTING
CLASS                           DEBTOR                  30/70 PLAN COMPROMISE             PLAN RECOVERY %
-----                ---------------------------        ----------------------            ---------------
 79                            Artemis                           15.1%                          17.8%

 80                              CEMS                            17.9%                          20.8%

 81                            LINGTEC                            9.2%                          11.0%

 82                             EGSNVC                            5.9%                           7.0%

 83                              LGMC                             7.5%                           8.8%

 84                              LRC                             13.5%                          16.1%

 85                              LGMI                            11.6%                          13.5%

 86                              LRCI                            13.3%                          15.3%

 87                              ECG                              4.9%                           5.7%

 88                       EnRock Management                       4.9%                           5.7%

 89                           ECI Texas                          68.5%                          75.7%

 90                             EnRock                           68.5%                          75.7%

 91                           ECI Nevada                         18.0%                          25.1%

 92                        Alligator Alley                        4.9%                           5.7%

 93                    Enron Wind Storm Lake I                    4.9%                           5.7%

 94                             ECTMI                            64.4%                          75.4%

 95                        EnronOnline, LLC                      14.5%                          16.6%

 96                    St. Charles Development                    4.9%                           5.7%

 97                           Calcasieu                           4.9%                           5.7%

 98                       Calvert City Power                      4.9%                           5.7%

 99                           Enron ACS                           4.9%                           5.7%


                                                         CHAPTER 7 LIQUIDATION
PLAN                                                     RECOVERY % REFLECTING
CLASS                           DEBTOR                  30/70 PLAN COMPROMISE             PLAN RECOVERY %
-----                ---------------------------        ----------------------            ---------------
 100                             LOA                             33.6%                          40.3%

 101                             ENIL                             5.8%                           7.0%

 102                              EI                              4.9%                           5.7%

 103                             EINT                             8.2%                          11.8%

 104                             EMDE                             6.4%                           7.6%

 105                          WarpSpeed                           4.9%                           5.7%

 106                           Modulus                           68.5%                          75.7%

 107                             ETI                              4.9%                           5.7%

 108                             DSG                              4.9%                           5.7%

 109                             RMTC                            68.5%                          75.7%

 110                           Omicron                            4.9%                           5.7%

 111                            EFS I                            39.6%                          56.4%

 112                            EFS II                            4.9%                           5.7%

 113                           EFS III                           68.5%                          75.7%

 114                            EFS V                            68.5%                          75.7%

 115                            EFS VI                            4.9%                           5.7%

 116                           EFS VII                            4.9%                           5.7%

 117                            EFS IX                           68.5%                          75.7%

 118                            EFS X                             4.9%                           5.7%

 119                            EFS XI                            4.9%                           5.9%

 120                           EFS XII                            7.9%                           9.5%

 121                            EFS XV                            4.9%                           5.7%

 122                           EFS XVII                          68.5%                          75.7%


                                                         CHAPTER 7 LIQUIDATION
PLAN                                                     RECOVERY % REFLECTING
CLASS                           DEBTOR                  30/70 PLAN COMPROMISE             PLAN RECOVERY %
-----                ---------------------------        ----------------------            ---------------
 123                           Jovinole                           4.9%                           5.7%

 124                         EFS Holdings                        15.7%                          18.6%

 125                             EOS                             18.3%                          21.9%

 126                         Green Power                         68.5%                          75.7%

 127                             TLS                             21.4%                          24.7%

 128                    ECT Securities Limited                    8.3%                           9.6%
                             Partnership

 129                      ECT Securities LP                       4.9%                           5.7%

 130                      ECT Securities GP                       4.9%                           5.7%

 131                        KUCC Cleburne                         4.9%                           5.7%

 132                             EIAM                            68.5%                          75.7%

 133                            EBPHXI                            4.9%                           5.7%

 134                             EHC                             68.5%                          75.7%

 135                             EDM                              4.9%                          75.7%

 136                             EIKH                            68.5%                          75.7%

 137                            ECHVI                             4.9%                           5.7%

 138                             EIAC                            11.3%                          75.7%

 139                            EBPIXI                            4.9%                           5.7%

 140                           Paulista                           4.9%                           5.7%

 141                            EPCSC                            68.5%                          75.7%

 142                      Pipeline Services                       4.9%                           5.7%

 143                             ETPC                            68.5%                          75.7%

 144                             ELSC                            68.5%                          75.7%


                                                         CHAPTER 7 LIQUIDATION
PLAN                                                     RECOVERY % REFLECTING
CLASS                           DEBTOR                  30/70 PLAN COMPROMISE             PLAN RECOVERY %
-----                ---------------------------        ----------------------            ---------------
 145                             EMMS                             4.9%                           8.2%

 146                             ECFL                            68.5%                          75.7%

 147                             EPGI                            68.5%                          75.7%

 148                    Transwestern Gathering                   68.5%                          75.7%

 149                       Enron Gathering                        4.9%                           5.7%

 150                             EGP                              4.9%                           5.8%

 151                             EAMR                             4.9%                           5.7%

 152                            EBPHI                            16.5%                          22.0%

 153                             EBHL                            10.6%                          12.6%

 154                   Enron Wind Storm Lake II                   4.9%                           5.7%

 155                             EREC                             8.2%                           9.5%

 156                            EA III                           17.6%                          21.1%

 157                             EWLB                            11.8%                          13.7%

 158                             SCC                             16.5%                          19.8%

 159                            EFS IV                           24.6%                          27.6%

 160                           EFS VIII                          37.9%                          42.9%

 161                           EFS XIII                          68.5%                          75.7%

 162                             ECI                              8.3%                           9.6%

 163                             EPC                             26.5%                          31.5%

 189                             EPC                             21.0%                          28.6%

 164                        Richmond Power                        4.9%                           5.7%


                                                         CHAPTER 7 LIQUIDATION
PLAN                                                     RECOVERY % REFLECTING
CLASS                           DEBTOR                  30/70 PLAN COMPROMISE             PLAN RECOVERY %
-----                ---------------------------        ----------------------            ---------------
 165                            ECTSVC                          11.0%                           13.1%

 166                             EDF                            15.2%                           20.1%

 167                             ACFI                           10.9%                           13.7%

 188                             ACFI                           10.1%                           10.9%

 168                             TPC                            60.4%                           75.7%

 169                            APACHI                          27.4%                           33.0%

 170                             EDC                            14.4%                           17.7%

 171                             ETP                            68.5%                           75.7%

 172                             NSH                            68.5%                           75.7%

 173                     Enron South America                    16.1%                           26.2%

 174                             EGPP                           45.2%                           56.5%

 175                        Cabazon Power                       68.5%                           75.7%

 176                       Cabazon Holdings                     68.5%                           75.7%

 177                       Enron Caribbean                      10.0%                           16.5%

 178                        Victory Garden                      68.5%                           75.7%

 179                         Oswego Cogen                       7.2%                             8.3%

 180                             EEPC                          16.2%                            19.1%

 181                             PGH                           49.8%                            54.8%

 182                             PTC                            0.0%                             0.0%

                 APPENDIX M: SUBSTANTIVE CONSOLIDATION ANALYSIS

                 APPENDIX M: SUBSTANTIVE CONSOLIDATION ANALYSIS

A. EQUITABLE REMEDY OF SUBSTANTIVE CONSOLIDATION

         Substantive consolidation is a judicially created equitable remedy whereby the assets and liabilities of two or more entities are pooled, and the pooled assets are aggregated and used to satisfy the claims of creditors of all the consolidated entities. Typically, substantive consolidation eliminates intercompany claims and any issues concerning ownership of assets among the consolidated entities, as well as guaranty claims against any consolidated entity that guaranteed the obligations of another consolidated entity. As explained in Union Savings Bank v. Augie/Restivo Baking Co. (In re Augie/Restivo Baking Co.), 860 F.2d 515, 518 (2d Cir. 1988), the "sole purpose of substantive consolidation is to ensure the equitable treatment of all creditors." The federal court of appeals with jurisdiction over these Chapter 11 Cases has articulated a two-fold, disjunctive test for substantive consolidation: (i) whether creditors dealt with the entities as a single economic unit and did not rely on their separate identity in extending credit such that consolidation is fair from the vantage point of creditor expectations, taking into account any prejudice to particular creditors resulting from the consolidation, or (ii) whether the assets and liabilities of the entities in question are sufficiently entangled such that the process of untangling them would be so time-consuming and costly that it is not in the interest of the creditors to complete that process. Whether substantive consolidation is appropriate in a given case requires an intensive analysis of the facts pertaining to each entity proposed to be consolidated, including, but not limited to, the relationships and transactions among the entities in question and each entity's disclosures to and transactions with creditors.

B. DILIGENCE PROCESS

         Following the Initial Petition Date, pursuant to a confidentiality and non-waiver of privilege agreement between the Debtors and the Creditors' Committee, the Debtors and the Creditors' Committee undertook a joint diligence process to ascertain whether substantive consolidation would be an appropriate remedy for some or all of the Debtors in these Chapter 11 Cases. As part of this process, the Debtors and the Creditors' Committee each reviewed and considered the Debtors' books and records, public filings, key contracts, and other documents, as well as the facts and legal theories underlying various related inter-estate issues. In addition, they conducted numerous joint interviews of current and former employees, analyzed the relevant legal standards, and evaluated the relationships between certain of the Debtors and their largest Creditors. In response to Creditors' requests, and as ordered by the Bankruptcy Court, in September 2002, the Creditors' Committee established an Internet database to provide Creditors who are not members of the Creditors' Committee with restricted access to copies of many of the documents reviewed as part of the Creditors' Committee's substantive consolidation investigation.

         Through this process, the Debtors and the Creditors' Committee concluded that, for each of the Debtors, there are relevant facts weighing both for and against substantive consolidation. Among the many facts considered relevant to the substantive consolidation analysis, there are certain universal or nearly universal facts regarding the Debtors, including, but not limited to, the following:

                  (i) each of the Debtors was able to prepare and file separate Schedules listing their prepetition assets and liabilities;

                  (ii) separate books and records were maintained for each of the Debtors prepetition;

                  (iii) prepetition, a consolidated federal tax return was filed including most of the Debtors, but, to the extent applicable, individual state tax returns were prepared and filed for each of the Debtors;

                  (iv) prepetition, each of the Debtors observed corporate formalities including conducting periodic board meetings and annual shareholder meetings; however, other than the meetings held for ENE, the vast majority of these meetings were by written consent, rather than through in-person meetings involving debate and discussion;

                  (v) for substantially all of the Debtors, overlap existed as to the officers and directors of each Debtor and the officers and directors of other Debtors;

                  (vi) substantially all of the Debtors directly or indirectly participated in the centralized cash management system maintained by ENE prepetition;

                  (vii) substantially all of the Debtors received direct or indirect prepetition credit support from ENE through intercompany loans (whether directly to the Debtor or indirectly to the Debtor through the Debtor's parent(s)), guaranties, indemnities, total return swaps or other means of support;

                  (viii) with very few exceptions, prior to the Initial Petition Date, none of the Debtors disseminated financial information to creditors or potential creditors or otherwise made such information available other than the consolidated financial statements for ENE and its subsidiaries;

                  (ix) of the Debtors, ENE was the only entity with a credit rating by the major domestic rating agencies and ENA became unable to continue its business operations upon the downgrade of ENE's credit rating;

                  (x) although some costs were allocated to subsidiaries, prepetition, ENE absorbed substantial overhead costs for most (if not all) of the Debtors;

                  (xi) substantially all of the Debtors utilized ENE's centralized services for risk management, insurance procurement, legal, benefits and similar services;

                  (xii) although the internal transaction approval process for all of the Debtors did not expressly require approval of the board of the entity engaged in the transaction, it did require, depending on the dollar amount and type of transaction, approval by the head of the applicable business unit (who might not be an officer or director of that entity), the head of the applicable business segment (who might not be an officer or director of that entity), the Office of the Chair of ENE, and/or the Board of Directors of ENE; and

                  (xiii) Enron accounting policies permitted non-cash settlements of intercompany obligations by allowing subsidiaries to either (1) transfer their intercompany receivables owed by other subsidiaries to ENE, in exchange for a receivable from ENE or (2) transfer their intercompany payables owed to other subsidiaries to ENE with ENE assuming the obligation, in exchange for a payable owed by the subsidiary to ENE. After the completion of a non-cash settlement, the entity with the original payable would have a payable to ENE and ENE would have a payable to the other subsidiary. The entity with the original receivable from a subsidiary of ENE would have a receivable from ENE. For example, if EGM had a $1 million receivable from ENA, EGM would exchange its receivable from ENA for a $1 million receivable from ENE and ENA would exchange its payable to EGM for a $1 million payable to ENE. This would leave ENA with no liability to EGM (and EGM no receivable from ENA); ENA would have a $1 million payable to ENE and ENE would have a $1 million payable to EGM.

         In addition, while there do not appear to be facts to support a finding of pervasive hopeless entanglement, the Debtors and the Creditors' Committee each concluded that there was extensive entanglement between some or all of the Debtors arising principally from Intercompany Claims. Refer to Appendix N "Intercompany Value Flow Analysis" for information regarding significant value flows between the various Debtors in satisfaction of Intercompany Claims. Of the most significant Intercompany Claims depicted in Appendix N "Intercompany Value Flow Analysis", approximately $19.5 billion of Intercompany Claims are owed to ENE by various Debtors (for a total of $3.9 billion estimated to be received or allocated in distributions under the Plan) and approximately $13.5 billion of Intercompany Claims are owed to ENA by various Debtors (for a total of $2.3 billion estimated to be received or allocated in distributions under the Plan). This intercompany entanglement among Debtors can be illustrated, for example, by the fact that ENA is ENE's single largest Creditor and ENA's Claim against ENE is ENA's single largest asset. Similar intercompany entanglement exists among Debtors within particular business units, such as Retail Services and the Wind Businesses, which entanglement often extends to include ENE as such business units often operated on a negative cash flow basis and relied heavily on significant cash infusions from ENE (recorded by both Debtors as intercompany loans) to maintain their business operations. In each of the examples described above and generally under the Plan, distributions to the Creditors of a given Debtor necessarily depend in large part on what that Debtor recovers on its Intercompany Claims. Refer to Appendix N "Intercompany Value Flow Analysis" for additional information.

         The foregoing provides a brief summary of the facts weighing both for and against substantive consolidation. In addition, this Appendix sets forth below a more detailed listing of common facts relevant to this analysis. While there are additional relevant facts applicable to most of the Debtors, there are also extensive entity-specific facts. Because of the complexity of these Chapter 11 Cases and the fact-intensive nature of the inquiry, it is impossible to include an exhaustive analysis of these issues for each and every Debtor. The overwhelming incidence of common facts relevant to this analysis provides the basis for inclusion of all of the Debtors (other than the Portland Debtors) in the Plan compromise.

         In fact, given the extent and difficulty of the relevant factual and legal issues, in an effort to resolve the numerous inter-estate issues without protracted and expensive litigation, the Debtors and the Creditors' Committee forged a global compromise and settlement predicated upon a negotiated formula, as a proxy for resolving all such issues, distributing value to Creditors based on hypothetical cases of substantive consolidation and no substantive consolidation. Specifically, under the global compromise of numerous inter-estate issues embodied in the Plan, except with respect to the Portland Debtors, distributions of Plan Currency will be made on account of Allowed General Unsecured Claims, Allowed Guaranty Claims, and Allowed Intercompany Claims based on agreed percentages being applied to two scenarios for making distributions: (i) substantive consolidation of all of the Debtors or (ii) substantive consolidation of none of the Debtors. Accordingly, for example, subject to certain adjustments, a holder of an Allowed General Unsecured Claim (except a holder of an Allowed General Unsecured Claim against the Portland Debtors) will receive the sum of (a) 30% of the distribution such Creditor would receive if the Debtors' estates, other than the estates of the Portland Debtors, were substantively consolidated, but notwithstanding such substantive consolidation, one-half of Allowed Guaranty Claims were included in such calculation and (b) 70% of the distribution such Creditor would receive if the Debtors were not substantively consolidated. As noted, the 30/70 weighted average is not a precise mathematical quantification of the likelihood of substantive consolidation of each Debtor into each of the other Debtors, but, instead, a negotiated approximation of the likely recoveries if numerous inter-estate issues, including substantive consolidation, were litigated to judgment as to all Debtors.

C. VARIANCE

         Because substantive consolidation is an equitable doctrine that is not easily quantifiable, and because no single factor is dispositive as to whether substantive consolidation is appropriate in a given circumstance, the matrices below do not correlate to ascribing specific probabilities. Such an assessment is inherently subjective and the relevance of the underlying data may be subject to differing interpretations. Although advisors to the Debtors have reviewed the accuracy of the data compiled by the Debtors, no representations can be made that the information is correct or complete. In addition, these matrices merely summarize the factual findings reached by the Debtors after performing diligence so as to provide a basis for Creditors and the Bankruptcy Court to find that the Plan's global compromise is within the range of reasonableness for each of the Debtors (other than the Portland Debtors). These summary findings are not comprehensive as to each factor or all factual data relevant to substantive consolidation. Moreover, as summaries, the matrices may not reflect certain nuances in the factual data relevant to substantive consolidation that do not lend themselves to easy categorization as to whether they support or refute substantive consolidation. The number of questions on the matrices answered "S/C," for arguably supportive of substantive consolidation, or "No S/C," for arguably supportive of no substantive consolidation is not indicative of the likelihood of substantive consolidation because not all factors are equally probative of substantive consolidation. Rather, the presence of "S/C" and "No S/C" factors demonstrates the reason why the Debtor is included in the 30/70 compromise as falling within the range of reasonableness.

D. ASSUMPTIONS

         The following are significant assumptions and limitations underlying the information contained in the matrices:

   1. The Portland Debtors were excluded from the global compromise embedded in the Plan for various reasons including the fact that, in contrast to the other Debtors, the Portland Debtors were not integrated into the Enron Companies' centralized processes. Specifically, the Portland Debtors did not: (i) participate in the centralized cash management process at any time, (ii) regularly obtain credit support in the form of guaranties, indemnities, or related support, or (iii) typically utilize the centralized accounting, information services, legal, risk assessment, insurance, and/or tax services provided by ENE to most other Enron Companies. On a day to day basis, the Portland Debtors were operated separate and apart from the other Enron Companies without the involvement of senior management at ENE. It should be noted that inclusion of the Portland Debtors in the global compromise would have an immaterial impact on the Creditor recoveries of Creditors holding Claims against the other Debtors and, thus, the exclusion of the Portland Debtors does not prejudice any such Creditors.

   2. The 5 EREC Debtors were not included in the substantive consolidation analysis set forth below because they were not in existence as of the period of review (prior to December 2, 2001). The EREC Debtors were created immediately prior to the bankruptcy filing of the Wind Entities on February 20, 2002, as LLC entities to succeed the Wind corporate entities in conjunction with the asset sale to GE Power Systems. Appendix M primarily reflects activities prior to the Initial Petition Date. Consequently, an analysis for each of the 5 predecessor Wind corporate entities is included, rather than an analysis of the 5 successor EREC entities created after the relevant period of review. In contrast, Appendices C and P primarily reflect estimated creditor recoveries under the Plan and, thus, the relevant recovery information is reflected for the 5 successor EREC entities.

   3. In responding to question 1, regarding whether, as of the Initial Petition Date, the Debtor was directly or indirectly wholly owned by ENE, the chart for some Debtors may reflect that the answer to this question is undetermined at this time due to a variety of factors, including potential litigation. The Debtors reserve their right to assert that these entities are wholly owned by

      ENE. As of the Initial Petition Date, three debtors were not wholly owned by ENE: EnRock Management, LLC, EnRock, LP, and E Power Holdings Corp.

   4. In preparing the responses to Question 4, regarding whether a Debtor was charged for the use of ENE's legal address, office space, or other facilities, the Debtors reviewed intercompany accounts for each Debtor to determine if any charge was incurred.

   5. In answer to Questions 11 and 12 regarding any overlap between directors or executives of a Debtor and those of ENE or other Debtors, there were 21 directors or executives of ENE who collectively served as directors or executives of 118 other Debtors. For purposes of this analysis, "executives" were considered to be anyone holding the title of vice president or above. Please refer to the individual schedules below for additional detail.

   6. Regarding Question 22, on whether in the 18 months preceding the Initial Petition Date Debtor received funding for its business activities from ENE, the responses are limited to the time period 18 months prior to the Initial Petition Date because data before this date was not readily available given that the Debtors converted to a new computerized accounting system at that time. The difficulty in reconstructing financial information prior to this 18-month period has been cited by proponents of substantive consolidation as a basis for such remedy.

   7. Regarding Question 22, on whether in the 18 months preceding the Initial Petition Date Debtor received funding for its business activities from ENE, the responses were calculated by looking at intercompany balance detail for intercompany accounts recorded as well as any formal intercompany loans. The responses to this question do not reflect any funding from intercompany cash "circles." Refer to Appendix N.D.2., "Cash Circles," for additional information.

   8. Interested parties should refer to Exhibit F of the Plan and Appendix C hereto for information regarding whether Debtors have any outstanding prepetition payables to other Debtors or prepetition receivables from other Debtors.

E. SUBSTANTIVE CONSOLIDATION MATRIX

SUMMARY OF SUBSTANTIVE CONSOLIDATION FACTORS

                                                          SUMMARY OF FINDINGS                      SUMMARY OF CONCLUSIONS
#                      FACTOR                      YES   YES %   NO   NO %  N/A   N/A %  S/C  S/C %  NO S/C    NO S/C %   N/A  N/A %
1   As of the Initial Petition Date, was Debtor
    directly or indirectly wholly owned by ENE?    170    97%     3    2%    2     1%    170   97%      3         2%       2     1%

2   Was Debtor's legal address 1400 Smith
    Street, Houston, Texas?                        114    65%    61   35%    -     0%    114   65%     61        35%       -     0%

3   Did Debtor share office space or other
    facilities with ENE?                            27    15%   147   84%    1     1%     27   15%    147        84%       1     1%

4   If either of the two preceding questions
    were answered "yes," was Debtor charged for
    the use of such legal address, office space
    or other facilities?                            24    14%    90   51%   61    35%     90   51%     24        14%      61    35%

5   Prior to the Initial Petition Date, were
    separate books and records maintained for
    Debtor?                                        173    99%     2    1%    -     0%      2    1%    173        99%       -     0%

6   Did Debtor file Schedules of Liabilities
    reflecting Debtor's liabilities as of its
    Petition Date?                                 175   100%     -    0%    -     0%      -    0%    175       100%       -     0%

7   Did Debtor file Schedules of Assets
    reflecting Debtor's assets as of its
    Petition Date?                                 175   100%     -    0%    -     0%      -    0%    175       100%       -     0%

8   Was Debtor identified as legal employer of
    any employees?                                  48    27%   127   73%    -     0%    127   73%     48        27%       -     0%

9   If Debtor utilized support services
    (including, but not limited to, accounting,
    information services, legal, risk
    assessment, insurance, and/or tax) provided
    by ENE, was Debtor charged for utilizing
    such support services?                          14     8%   160   91%    1     1%    160   91%     14         8%       1     1%

10  If Debtor utilized the services of employees
    of Enron Service Companies, excluding ENE,
    was Debtor charged for the use of such
    employees?                                      56    32%   119   68%    -     0%    119   68%     56        32%       -     0%

11  During the two years prior to the Initial
    Petition Date, was there an overlap between
    directors/executives of Debtor and
    directors/executives of ENE?  If yes, how
    many individuals overlapped?                   120    69%    54   31%    1     1%    120   69%     54        31%       1     1%

12  During the two years prior to the Initial
    Petition Date, was there an overlap between
    directors/executives of Debtor and
    directors/executives of Debtors other than
    ENE?  If yes, how many individuals
    overlapped?                                    156    89%    19   11%    -     0%    156   89%     19        11%       -     0%

13  As of the Initial Petition Date, did Debtor
    participate in the ENE centralized cash
    management system?                              83    47%    92   53%    -     0%     83   47%     92        53%       -     0%

14  Was Debtor included in ENE's 2001
    consolidated federal income tax returns?       131    75%    44   25%    -     0%    131   75%     44        25%       -     0%

15  If required, did Debtor file separate state
    and local tax returns?                         125    71%     -    0%   50    29%      -    0%    125        71%      50    29%

16  Was Debtor included in ENE's consolidated
    publicly disseminated financial reports?       175   100%     -    0%    -     0%    175  100%      -         0%       -     0%

17  Did Debtor disseminate Debtor-specific
    financial information such that a third
    party could assess Debtor's separate
    creditworthiness prior to extending credit?      2     1%   173   99%    -     0%    173   99%      2         1%       -     0%

18  Was Debtor given a credit rating separate
    and apart from ENE's credit rating?              -     0%   174   99%    1     1%    174   99%      -         0%       1     1%

19  Did Debtor receive ENE credit support in the
    form of guaranties?                             46    26%   128   73%    1     1%     46   26%    128        73%       1     1%

20  Did Debtor receive ENE credit support in the
    form of an ENE guaranty of an affiliate's
    guaranty of Debtor's obligations?                2     1%   172   98%    1     1%      2    1%    172        98%       1     1%

21  Did Debtor receive credit support in the
    form of letters of credit issued by ENE on
    its behalf?                                     26    15%   148   85%    1     1%     26   15%    148        85%       1     1%

22  In the eighteen months preceding the Initial
    Petition Date, did Debtor receive funding
    for its business activities from ENE?           78    45%    96   55%    1     1%     78   45%     96        55%       1     1%

23  Did Debtor transact substantially all of its
    business with one or more of the other Enron
    Companies?                                     103    59%    72   41%    -     0%    103   59%     72        41%       -     0%

24  Was Debtor required to submit material
    transactions for approval to the ENE board,
    ENE Office of the Chair and/or ENE Risk
    Assessment and Control Group?                  175   100%     -    0%    -     0%    175  100%      -         0%       -     0%

25  In addition to any approvals required at the
    ENE level, did Debtor submit material
    transactions to its own board for approval?     54    31%   120   69%    1     1%    120   69%     54        31%       1     1%

26  Did Debtor conduct all statutorily or
    otherwise required board (for corporations)
    or management/partnership meetings (for
    limited liability companies and
    partnerships)?                                 175   100%     -    0%    -     0%      -    0%    175       100%       -     0%

27  If either of the two preceding questions
    were answered "yes," were the decisions
    substantially all made or meetings
    substantially all held by written consent?     170    97%     4    2%    1     1%    170   97%      4         2%       1     1%

28  If Debtor was formed by the Enron Companies,
    were all corporate formalities observed in
    the formation?                                 130    74%     -    0%   45    26%      -    0%    130        74%      45    26%

29  Rather than settling intercompany
    obligations in cash, did the Debtor ever
    settle intercompany balances with Enron
    entities other than ENE by transferring
    intercompany obligations to ENE?               102    58%    72   41%    1     1%    102   58%     72        41%       1     1%

30  As of the Initial Petition Date, was the
    Debtor obligated on intercompany payables to
    five or more of the other Debtors?              52    30%   123   70%    -     0%     52   30%    123        70%       -     0%

31  As of the Initial Petition Date, was the
    Debtor holding intercompany receivables from
    five or more of the other Debtors?              35    20%   140   80%    -     0%     35   20%    140        80%       -     0%


Debtor:                                                Artemis Associates LLC
As of 12/2/01, Direct Subsidiary of:                   Omicron Enterprises, Inc
Business Segment as of 12/2/01:                        Retail
Formed or Acquired by Enron Companies:                 Formed 1998
Debtor #                                               77

 1 As of the Initial Petition Date, was Debtor directly or indirectly wholly owned by ENE?         Yes           S/C

 2 Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                   Yes           S/C

 3 Did Debtor share office space or other facilities with ENE?                                      No          No S/C

 4 If either of the two preceding questions were answered "yes," was Debtor charged for the
   use of such legal address, office space or other facilities?                                    Yes          No S/C

 5 Prior to the Initial Petition Date, were separate books and records maintained for Debtor?      Yes          No S/C

 6 Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities as of its
   Petition Date?                                                                                  Yes          No S/C

 7 Did Debtor file Schedules of Assets reflecting Debtor's assets as of its Petition Date?         Yes          No S/C

 8 Was Debtor identified as legal employer of any employees?                                        No           S/C

 9 If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was
   Debtor charged for utilizing such support services?                                              No           S/C

10 If Debtor utilized the services of employees of Enron Service Companies, excluding ENE,
   was Debtor charged for the use of such employees?                                               Yes          No S/C

11 During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of ENE?  If yes, how many
   individuals overlapped?                                                                          No           S/C

12 During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of Debtors other than ENE?  If
   yes, how many individuals overlapped?                                                            No          No S/C

13 As of the Initial Petition Date, did Debtor participate in the ENE centralized cash
   management system?                                                                               No          No S/C

14 Was Debtor included in ENE's 2001 consolidated federal income tax returns?                      Yes           S/C

15 If required, did Debtor file separate state and local tax returns?                              N/A           N/A

16 Was Debtor included in ENE's consolidated publicly disseminated financial reports?              Yes           S/C

17 Did Debtor disseminate Debtor-specific financial information such that a third party could
   assess Debtor's separate creditworthiness prior to extending credit?                             No           S/C

18 Was Debtor given a credit rating separate and apart from ENE's credit rating?                    No           S/C

19 Did Debtor receive ENE credit support in the form of guaranties?                                Yes           S/C

20 Did Debtor receive ENE credit support in the form of an ENE guaranty of an affiliate's
   guaranty of Debtor's obligations?                                                                No          No S/C

21 Did Debtor receive credit support in the form of letters of credit issued by ENE on its
   behalf?                                                                                          No          No S/C

22 In the eighteen months preceding the Initial Petition Date, did Debtor receive funding for
   its business activities from ENE?                                                               Yes           S/C

23 Did Debtor transact substantially all of its business with one or more of the other Enron
   Companies?                                                                                      Yes           S/C

24 Was Debtor required to submit material transactions for approval to the ENE board, ENE
   Office of the Chair and/or ENE Risk Assessment and Control Group?                               Yes           S/C

25 In addition to any approvals required at the ENE level, did Debtor submit material
   transactions to its own board for approval?                                                      No           S/C

26 Did Debtor conduct all statutorily or otherwise required board (for corporations) or
   management/partnership meetings (for limited liability companies and partnerships)?             Yes          No S/C

27 If either of the two preceding questions were answered "yes," were the decisions
   substantially all made or meetings substantially all held by written consent?                   Yes           S/C

28 If Debtor was formed by the Enron Companies, were all corporate formalities observed in
   the formation?                                                                                  Yes          No S/C

29 Rather than settling intercompany obligations in cash, did the Debtor ever settle intercompany balances with Enron entities other than ENE by transferring intercompany
   obligations to ENE?                                                                             Yes           S/C

30 As of the Initial Petition Date, was the Debtor obligated on intercompany payables to five
   or more of the other Debtors?                                                                   Yes           S/C

31 As of the Initial Petition Date, was the Debtor holding intercompany receivables from five
   or more of the other Debtors?                                                                   Yes           S/C

Legend: "N/A" means not applicable, "S/C" means arguably supportive of substantive consolidation with other Debtors, and "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                        Atlantic Commercial Finance, Inc.
As of 12/2/01, Direct Subsidiary of:           Enron Corp
Business Segment as of 12/2/01:                Wholesale
Formed or Acquired by Enron Companies:         Formed 1995
Debtor #                                       165

 1 As of the Initial Petition Date, was Debtor directly or indirectly wholly owned by ENE?         Yes           S/C

 2 Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                   Yes           S/C

 3 Did Debtor share office space or other facilities with ENE?                                      No          No S/C

 4 If either of the two preceding questions were answered "yes," was Debtor charged for the
   use of such legal address, office space or other facilities?                                     No           S/C

 5 Prior to the Initial Petition Date, were separate books and records maintained for Debtor?      Yes          No S/C

 6 Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities as of its
   Petition Date?                                                                                  Yes          No S/C

 7 Did Debtor file Schedules of Assets reflecting Debtor's assets as of its Petition Date?         Yes          No S/C

 8 Was Debtor identified as legal employer of any employees?                                        No           S/C

 9 If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was
   Debtor charged for utilizing such support services?                                              No           S/C

10 If Debtor utilized the services of employees of Enron Service Companies, excluding ENE,
   was Debtor charged for the use of such employees?                                                No           S/C

11 During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of ENE?  If yes, how many
   individuals overlapped?                                                                     Yes, 4 of 6       S/C

12 During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of Debtors other than ENE?  If
   yes, how many individuals overlapped?                                                          Yes, 6         S/C

13 As of the Initial Petition Date, did Debtor participate in the ENE centralized cash
   management system?                                                                              Yes           S/C

14 Was Debtor included in ENE's 2001 consolidated federal income tax returns?                      Yes           S/C

15 If required, did Debtor file separate state and local tax returns?                              Yes          No S/C

16 Was Debtor included in ENE's consolidated publicly disseminated financial reports?              Yes           S/C

17 Did Debtor disseminate Debtor-specific financial information such that a third party could
   assess Debtor's separate creditworthiness prior to extending credit?                             No           S/C

18 Was Debtor given a credit rating separate and apart from ENE's credit rating?                    No           S/C

19 Did Debtor receive ENE credit support in the form of guaranties?                                 No          No S/C

20 Did Debtor receive ENE credit support in the form of an ENE guaranty of an affiliate's
   guaranty of Debtor's obligations?                                                                No          No S/C

21 Did Debtor receive credit support in the form of letters of credit issued by ENE on its
   behalf?                                                                                         Yes           S/C

22 In the eighteen months preceding the Initial Petition Date, did Debtor receive funding for
   its business activities from ENE?                                                               Yes           S/C

23 Did Debtor transact substantially all of its business with one or more of the other Enron
   Companies?                                                                                      Yes           S/C

24 Was Debtor required to submit material transactions for approval to the ENE board, ENE
   Office of the Chair and/or ENE Risk Assessment and Control Group?                               Yes           S/C

25 In addition to any approvals required at the ENE level, did Debtor submit material
   transactions to its own board for approval?                                                     Yes          No S/C

26 Did Debtor conduct all statutorily or otherwise required board (for corporations) or
   management/partnership meetings (for limited liability companies and partnerships)?             Yes          No S/C

27 If either of the two preceding questions were answered "yes," were the decisions
   substantially all made or meetings substantially all held by written consent?                   Yes           S/C

28 If Debtor was formed by the Enron Companies, were all corporate formalities observed in
   the formation?                                                                                  Yes          No S/C

29 Rather than settling intercompany obligations in cash, did the Debtor ever settle intercompany balances with Enron entities other than ENE by transferring intercompany
   obligations to ENE?                                                                             Yes           S/C

30 As of the Initial Petition Date, was the Debtor obligated on intercompany payables to five
   or more of the other Debtors?                                                                   Yes           S/C

31 As of the Initial Petition Date, was the Debtor holding intercompany receivables from five
   or more of the other Debtors?                                                                   Yes           S/C

Legend: "N/A" means not applicable, "S/C" means arguably supportive of substantive consolidation with other Debtors, and "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                                        BAM Lease Company
As of 12/2/01, Direct Subsidiary of:                           Enron Corp.
Business Segment as of 12/2/01:                                Wholesale
Formed or Acquired by Enron Companies:                         Formed 2000
Debtor #                                                       13

 1 As of the Initial Petition Date, was Debtor directly or indirectly wholly owned by ENE?         Yes           S/C

 2 Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                   Yes           S/C

 3 Did Debtor share office space or other facilities with ENE?                                      No          No S/C

 4 If either of the two preceding questions were answered "yes," was Debtor charged for the
   use of such legal address, office space or other facilities?                                     No           S/C

 5 Prior to the Initial Petition Date, were separate books and records maintained for Debtor?      Yes          No S/C

 6 Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities as of its
   Petition Date?                                                                                  Yes          No S/C

 7 Did Debtor file Schedules of Assets reflecting Debtor's assets as of its Petition Date?         Yes          No S/C

 8 Was Debtor identified as legal employer of any employees?                                        No           S/C

 9 If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was
   Debtor charged for utilizing such support services?                                              No           S/C

10 If Debtor utilized the services of employees of Enron Service Companies, excluding ENE,
   was Debtor charged for the use of such employees?                                                No           S/C

11 During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of ENE?  If yes, how many
   individuals overlapped?                                                                          No          No S/C

12 During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of Debtors other than ENE?  If
   yes, how many individuals overlapped?                                                          Yes, 2         S/C

13 As of the Initial Petition Date, did Debtor participate in the ENE centralized cash
   management system?                                                                              Yes           S/C

14 Was Debtor included in ENE's 2001 consolidated federal income tax returns?                      Yes           S/C

15 If required, did Debtor file separate state and local tax returns?                              Yes          No S/C

16 Was Debtor included in ENE's consolidated publicly disseminated financial reports?              Yes           S/C

17 Did Debtor disseminate Debtor-specific financial information such that a third party could
   assess Debtor's separate creditworthiness prior to extending credit?                             No           S/C

18 Was Debtor given a credit rating separate and apart from ENE's credit rating?                    No           S/C

19 Did Debtor receive ENE credit support in the form of guaranties?                                Yes           S/C

20 Did Debtor receive ENE credit support in the form of an ENE guaranty of an affiliate's
   guaranty of Debtor's obligations?                                                                No          No S/C

21 Did Debtor receive credit support in the form of letters of credit issued by ENE on its
   behalf?                                                                                          No          No S/C

22 In the eighteen months preceding the Initial Petition Date, did Debtor receive funding for
   its business activities from ENE?                                                               Yes          S/C

23 Did Debtor transact substantially all of its business with one or more of the other Enron
   Companies?                                                                                       No          No S/C

24 Was Debtor required to submit material transactions for approval to the ENE board, ENE
   Office of the Chair and/or ENE Risk Assessment and Control Group?                               Yes           S/C

25 In addition to any approvals required at the ENE level, did Debtor submit material
   transactions to its own board for approval?                                                     Yes          No S/C

26 Did Debtor conduct all statutorily or otherwise required board (for corporations) or
   management/partnership meetings (for limited liability companies and partnerships)?             Yes          No S/C

27 If either of the two preceding questions were answered "yes," were the decisions
   substantially all made or meetings substantially all held by written consent?                   Yes           S/C

28 If Debtor was formed by the Enron Companies, were all corporate formalities observed in
   the formation?                                                                                  Yes          No S/C

29 Rather than settling intercompany obligations in cash, did the Debtor ever settle intercompany balances with Enron entities other than ENE by transferring intercompany
   obligations to ENE?                                                                             Yes           S/C

30 As of the Initial Petition Date, was the Debtor obligated on intercompany payables to five
   or more of the other Debtors?                                                                    No          No S/C

31 As of the Initial Petition Date, was the Debtor holding intercompany receivables from five
   or more of the other Debtors?                                                                    No          No S/C

Legend: "N/A" means not applicable, "S/C" means arguably supportive of substantive consolidation with other Debtors, and "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                     Cabazon Holdings LLC
As of 12/2/01, Direct Subsidiary of:        Enron Wind Cabazon Funding LLC - 99%
                                            Enron Wind Cabazon LLC - 1%
Business Segment as of 12/2/01:             Corp & Other
Formed or Acquired by Enron Companies:      Formed 1999
Debtor #                                    176

 1 As of the Initial Petition Date, was Debtor directly or indirectly wholly owned by ENE?         Yes           S/C

 2 Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                    No          No S/C

 3 Did Debtor share office space or other facilities with ENE?                                      No          No S/C

 4 If either of the two preceding questions were answered "yes," was Debtor charged for the
   use of such legal address, office space or other facilities?                                    N/A           N/A

 5 Prior to the Initial Petition Date, were separate books and records maintained for Debtor?      Yes          No S/C

 6 Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities as of its
   Petition Date?                                                                                  Yes          No S/C

 7 Did Debtor file Schedules of Assets reflecting Debtor's assets as of its Petition Date?         Yes          No S/C

 8 Was Debtor identified as legal employer of any employees?                                        No           S/C

 9 If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was
   Debtor charged for utilizing such support services?                                              No           S/C

10 If Debtor utilized the services of employees of Enron Service Companies, excluding ENE,
   was Debtor charged for the use of such employees?                                                No           S/C

11 During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of ENE?  If yes, how many
   individuals overlapped?                                                                          No          No S/C

12 During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of Debtors other than ENE?  If
   yes, how many individuals overlapped?                                                          Yes, 2         S/C

13 As of the Initial Petition Date, did Debtor participate in the ENE centralized cash
   management system?                                                                               No          No S/C

14 Was Debtor included in ENE's 2001 consolidated federal income tax returns?                       No          No S/C

15 If required, did Debtor file separate state and local tax returns?                              Yes          No S/C

16 Was Debtor included in ENE's consolidated publicly disseminated financial reports?              Yes           S/C

17 Did Debtor disseminate Debtor-specific financial information such that a third party
   could assess Debtor's separate creditworthiness prior to extending credit?                       No           S/C

18 Was Debtor given a credit rating separate and apart from ENE's credit rating?                    No           S/C

19 Did Debtor receive ENE credit support in the form of guaranties?                                 No          No S/C

20 Did Debtor receive ENE credit support in the form of an ENE guaranty of an affiliate's
   guaranty of Debtor's obligations?                                                                No          No S/C

21 Did Debtor receive credit support in the form of letters of credit issued by ENE on its
   behalf?                                                                                          No          No S/C

22 In the eighteen months preceding the Initial Petition Date, did Debtor receive funding
   for its business activities from ENE?                                                            No          No S/C

23 Did Debtor transact substantially all of its business with one or more of the other Enron
   Companies?                                                                                       No          No S/C

24 Was Debtor required to submit material transactions for approval to the ENE board, ENE
   Office of the Chair and/or ENE Risk Assessment and Control Group?                               Yes           S/C

25 In addition to any approvals required at the ENE level, did Debtor submit material
   transactions to its own board for approval?                                                      No           S/C

26 Did Debtor conduct all statutorily or otherwise required board (for corporations) or
   management/partnership meetings (for limited liability companies and partnerships)?             Yes          No S/C

27 If either of the two preceding questions were answered "yes," were the decisions
   substantially all made or meetings substantially all held by written consent?                   Yes           S/C

28 If Debtor was formed by the Enron Companies, were all corporate formalities observed in
   the formation?                                                                                  Yes          No S/C

29 Rather than settling intercompany obligations in cash, did the Debtor ever settle intercompany balances with Enron entities other than ENE by transferring intercompany
   obligations to ENE?                                                                              No          No S/C

30 As of the Initial Petition Date, was the Debtor obligated on intercompany payables to
   five or more of the other Debtors?                                                               No          No S/C

31 As of the Initial Petition Date, was the Debtor holding intercompany receivables from
   five or more of the other Debtors?                                                               No          No S/C

Legend: "N/A" means not applicable, "S/C" means arguably supportive of substantive consolidation with other Debtors, and "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                              Cabazon Power Partners LLC
As of 12/2/01, Direct Subsidiary of:                 Cabazon Holdings LLC
Business Segment as of 12/2/01:                      Corp & Other
Formed or Acquired by Enron Companies:               Formed 1998
Debtor #                                             175

 1 As of the Initial Petition Date, was Debtor directly or indirectly wholly owned by ENE?         Yes           S/C

 2 Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                    No          No S/C

 3 Did Debtor share office space or other facilities with ENE?                                      No          No S/C

 4 If either of the two preceding questions were answered "yes," was Debtor charged for the
   use of such legal address, office space or other facilities?                                    N/A           N/A

 5 Prior to the Initial Petition Date, were separate books and records maintained for Debtor?       No           S/C

 6 Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities as of its
   Petition Date?                                                                                  Yes          No S/C

 7 Did Debtor file Schedules of Assets reflecting Debtor's assets as of its Petition Date?         Yes          No S/C

 8 Was Debtor identified as legal employer of any employees?                                       Yes          No S/C

 9 If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was
   Debtor charged for utilizing such support services?                                              No           S/C

10 If Debtor utilized the services of employees of Enron Service Companies, excluding ENE,
   was Debtor charged for the use of such employees?                                                No           S/C

11 During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of ENE?  If yes, how many
   individuals overlapped?                                                                          No          No S/C

12 During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of Debtors other than ENE?  If
   yes, how many individuals overlapped?                                                          Yes, 2         S/C

13 As of the Initial Petition Date, did Debtor participate in the ENE centralized cash
   management system?                                                                               No          No S/C

14 Was Debtor included in ENE's 2001 consolidated federal income tax returns?                       No          No S/C

15 If required, did Debtor file separate state and local tax returns?                              Yes          No S/C

16 Was Debtor included in ENE's consolidated publicly disseminated financial reports?              Yes           S/C

17 Did Debtor disseminate Debtor-specific financial information such that a third party
   could assess Debtor's separate creditworthiness prior to extending credit?                       No           S/C

18 Was Debtor given a credit rating separate and apart from ENE's credit rating?                    No           S/C

19 Did Debtor receive ENE credit support in the form of guaranties?                                 No          No S/C

20 Did Debtor receive ENE credit support in the form of an ENE guaranty of an affiliate's
   guaranty of Debtor's obligations?                                                                No          No S/C

21 Did Debtor receive credit support in the form of letters of credit issued by ENE on its
   behalf?                                                                                          No          No S/C

22 In the eighteen months preceding the Initial Petition Date, did Debtor receive funding
   for its business activities from ENE?                                                            No          No S/C

23 Did Debtor transact substantially all of its business with one or more of the other Enron
   Companies?                                                                                       No          No S/C

24 Was Debtor required to submit material transactions for approval to the ENE board, ENE
   Office of the Chair and/or ENE Risk Assessment and Control Group?                               Yes           S/C

25 In addition to any approvals required at the ENE level, did Debtor submit material
   transactions to its own board for approval?                                                     Yes          No S/C

26 Did Debtor conduct all statutorily or otherwise required board (for corporations) or
   management/partnership meetings (for limited liability companies and partnerships)?             Yes          No S/C

27 If either of the two preceding questions were answered "yes," were the decisions
   substantially all made or meetings substantially all held by written consent?                   Yes           S/C

28 If Debtor was formed by the Enron Companies, were all corporate formalities observed in
   the formation?                                                                                  Yes          No S/C

29 Rather than settling intercompany obligations in cash, did the Debtor ever settle intercompany balances with Enron entities other than ENE by transferring intercompany
   obligations to ENE?                                                                              No          No S/C

30 As of the Initial Petition Date, was the Debtor obligated on intercompany payables to
   five or more of the other Debtors?                                                               No          No S/C

31 As of the Initial Petition Date, was the Debtor holding intercompany receivables from
   five or more of the other Debtors?                                                               No          No S/C

Legend: "N/A" means not applicable, "S/C" means arguably supportive of substantive consolidation with other Debtors, and "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                    Calcasieu Development Company, L.L.C.
As of 12/2/01, Direct Subsidiary of:       Delta Land Development Company, LLC
Business Segment as of 12/2/01:            Wholesale
Formed or Acquired by Enron Companies:     Formed 2000
Debtor #                                   95

 1 As of the Initial Petition Date, was Debtor directly or indirectly wholly owned by ENE?         Yes           S/C

 2 Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                   Yes           S/C

 3 Did Debtor share office space or other facilities with ENE?                                      No          No S/C

 4 If either of the two preceding questions were answered "yes," was Debtor charged for the
   use of such legal address, office space or other facilities?                                     No           S/C

 5 Prior to the Initial Petition Date, were separate books and records maintained for Debtor?      Yes          No S/C

 6 Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities as of its
   Petition Date?                                                                                  Yes          No S/C

 7 Did Debtor file Schedules of Assets reflecting Debtor's assets as of its Petition Date?         Yes          No S/C

 8 Was Debtor identified as legal employer of any employees?                                        No           S/C

 9 If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was
   Debtor charged for utilizing such support services?                                              No           S/C

10 If Debtor utilized the services of employees of Enron Service Companies, excluding ENE,
   was Debtor charged for the use of such employees?                                                No           S/C

11 During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of ENE?  If yes, how many
   individuals overlapped?                                                                     Yes, 2 of 8       S/C

12 During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of Debtors other than ENE?  If
   yes, how many individuals overlapped?                                                          Yes, 8         S/C

13 As of the Initial Petition Date, did Debtor participate in the ENE centralized cash
   management system?                                                                               No          No S/C

14 Was Debtor included in ENE's 2001 consolidated federal income tax returns?                      Yes           S/C

15 If required, did Debtor file separate state and local tax returns?                              N/A           N/A

16 Was Debtor included in ENE's consolidated publicly disseminated financial reports?              Yes           S/C

17 Did Debtor disseminate Debtor-specific financial information such that a third party
   could assess Debtor's separate creditworthiness prior to extending credit?                       No           S/C

18 Was Debtor given a credit rating separate and apart from ENE's credit rating?                    No           S/C

19 Did Debtor receive ENE credit support in the form of guaranties?                                 No          No S/C

20 Did Debtor receive ENE credit support in the form of an ENE guaranty of an affiliate's
   guaranty of Debtor's obligations?                                                                No          No S/C

21 Did Debtor receive credit support in the form of letters of credit issued by ENE on its
   behalf?                                                                                          No          No S/C

22 In the eighteen months preceding the Initial Petition Date, did Debtor receive funding
   for its business activities from ENE?                                                            No          No S/C

23 Did Debtor transact substantially all of its business with one or more of the other Enron
   Companies?                                                                                      Yes           S/C

24 Was Debtor required to submit material transactions for approval to the ENE board, ENE
   Office of the Chair and/or ENE Risk Assessment and Control Group?                               Yes           S/C

25 In addition to any approvals required at the ENE level, did Debtor submit material
   transactions to its own board for approval?                                                      No           S/C

26 Did Debtor conduct all statutorily or otherwise required board (for corporations) or
   management/partnership meetings (for limited liability companies and partnerships)?             Yes          No S/C

27 If either of the two preceding questions were answered "yes," were the decisions
   substantially all made or meetings substantially all held by written consent?                   Yes           S/C

28 If Debtor was formed by the Enron Companies, were all corporate formalities observed in
   the formation?                                                                                  Yes          No S/C

29 Rather than settling intercompany obligations in cash, did the Debtor ever settle intercompany balances with Enron entities other than ENE by transferring intercompany
   obligations to ENE?                                                                              No          No S/C

30 As of the Initial Petition Date, was the Debtor obligated on intercompany payables to
   five or more of the other Debtors?                                                               No          No S/C

31 As of the Initial Petition Date, was the Debtor holding intercompany receivables from
   five or more of the other Debtors?                                                               No          No S/C

Legend: "N/A" means not applicable, "S/C" means arguably supportive of substantive consolidation with other Debtors, and "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                            Calvert City Power I, L.L.C.
As of 12/2/01, Direct Subsidiary of:               Enron North America
Business Segment as of 12/2/01:                    Wholesale
Formed or Acquired by Enron Companies:             Formed 1998
Debtor #                                           96

 1 As of the Initial Petition Date, was Debtor directly or indirectly wholly owned by ENE?         Yes           S/C

 2 Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                   Yes           S/C

 3 Did Debtor share office space or other facilities with ENE?                                      No          No S/C

 4 If either of the two preceding questions were answered "yes," was Debtor charged for the
   use of such legal address, office space or other facilities?                                     No           S/C

 5 Prior to the Initial Petition Date, were separate books and records maintained for Debtor?      Yes          No S/C

 6 Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities as of its
   Petition Date?                                                                                  Yes          No S/C

 7 Did Debtor file Schedules of Assets reflecting Debtor's assets as of its Petition Date?         Yes          No S/C

 8 Was Debtor identified as legal employer of any employees?                                        No           S/C

 9 If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was
   Debtor charged for utilizing such support services?                                              No           S/C

10 If Debtor utilized the services of employees of Enron Service Companies, excluding ENE,
   was Debtor charged for the use of such employees?                                                No           S/C

11 During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of ENE?  If yes, how many
   individuals overlapped?                                                                     Yes, 2 of 7       S/C

12 During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of Debtors other than ENE?  If
   yes, how many individuals overlapped?                                                          Yes, 7         S/C

13 As of the Initial Petition Date, did Debtor participate in the ENE centralized cash
   management system?                                                                              Yes           S/C

14 Was Debtor included in ENE's 2001 consolidated federal income tax returns?                      Yes           S/C

15 If required, did Debtor file separate state and local tax returns?                              N/A           N/A

16 Was Debtor included in ENE's consolidated publicly disseminated financial reports?              Yes           S/C

17 Did Debtor disseminate Debtor-specific financial information such that a third party
   could assess Debtor's separate creditworthiness prior to extending credit?                       No           S/C

18 Was Debtor given a credit rating separate and apart from ENE's credit rating?                    No           S/C

19 Did Debtor receive ENE credit support in the form of guaranties?                                 No          No S/C

20 Did Debtor receive ENE credit support in the form of an ENE guaranty of an affiliate's
   guaranty of Debtor's obligations?                                                                No          No S/C

21 Did Debtor receive credit support in the form of letters of credit issued by ENE on its
   behalf?                                                                                          No          No S/C

22 In the eighteen months preceding the Initial Petition Date, did Debtor receive funding
   for its business activities from ENE?                                                            No          No S/C

23 Did Debtor transact substantially all of its business with one or more of the other Enron
   Companies?                                                                                      Yes           S/C

24 Was Debtor required to submit material transactions for approval to the ENE board, ENE
   Office of the Chair and/or ENE Risk Assessment and Control Group?                               Yes           S/C

25 In addition to any approvals required at the ENE level, did Debtor submit material
   transactions to its own board for approval?                                                     No           S/C

26 Did Debtor conduct all statutorily or otherwise required board (for corporations) or
   management/partnership meetings (for limited liability companies and partnerships)?             Yes          No S/C

27 If either of the two preceding questions were answered "yes," were the decisions
   substantially all made or meetings substantially all held by written consent?                   Yes           S/C

28 If Debtor was formed by the Enron Companies, were all corporate formalities observed in
   the formation?                                                                                  Yes          No S/C

29 Rather than settling intercompany obligations in cash, did the Debtor ever settle intercompany balances with Enron entities other than ENE by transferring intercompany
   obligations to ENE?                                                                             Yes           S/C

30 As of the Initial Petition Date, was the Debtor obligated on intercompany payables to
   five or more of the other Debtors?                                                               No          No S/C

31 As of the Initial Petition Date, was the Debtor holding intercompany receivables from
   five or more of the other Debtors?                                                               No          No S/C

Legend: "N/A" means not applicable, "S/C" means arguably supportive of substantive consolidation with other Debtors, and "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                                    Calypso Pipeline LLC
As of 12/2/01, Direct Subsidiary of:                       Enron Global LNG LLC
Business Segment as of 12/2/01:                            Wholesale
Formed or Acquired by Enron Companies:                     Formed 2001
Debtor #                                                   32

 1 As of the Initial Petition Date, was Debtor directly or indirectly wholly owned by ENE?         Yes           S/C

 2 Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                   Yes           S/C

 3 Did Debtor share office space or other facilities with ENE?                                      No          No S/C

 4 If either of the two preceding questions were answered "yes," was Debtor charged for the
   use of such legal address, office space or other facilities?                                     No           S/C

 5 Prior to the Initial Petition Date, were separate books and records maintained for Debtor?      Yes          No S/C

 6 Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities as of its
   Petition Date?                                                                                  Yes          No S/C

 7 Did Debtor file Schedules of Assets reflecting Debtor's assets as of its Petition Date?         Yes          No S/C

 8 Was Debtor identified as legal employer of any employees?                                        No           S/C

 9 If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was
   Debtor charged for utilizing such support services?                                              No           S/C

10 If Debtor utilized the services of employees of Enron Service Companies, excluding ENE,
   was Debtor charged for the use of such employees?                                                No           S/C

11 During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of ENE?  If yes, how many
   individuals overlapped?                                                                          No          No S/C

12 During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of Debtors other than ENE?  If
   yes, how many individuals overlapped?                                                          Yes, 3         S/C

13 As of the Initial Petition Date, did Debtor participate in the ENE centralized cash
   management system?                                                                              Yes           S/C

14 Was Debtor included in ENE's 2001 consolidated federal income tax returns?                      Yes           S/C

15 If required, did Debtor file separate state and local tax returns?                              Yes          No S/C

16 Was Debtor included in ENE's consolidated publicly disseminated financial reports?              Yes           S/C

17 Did Debtor disseminate Debtor-specific financial information such that a third party
   could assess Debtor's separate creditworthiness prior to extending credit?                       No           S/C

18 Was Debtor given a credit rating separate and apart from ENE's credit rating?                    No           S/C

19 Did Debtor receive ENE credit support in the form of guaranties?                                 No          No S/C

20 Did Debtor receive ENE credit support in the form of an ENE guaranty of an affiliate's
   guaranty of Debtor's obligations?                                                                No          No S/C

21 Did Debtor receive credit support in the form of letters of credit issued by ENE on its
   behalf?                                                                                          No          No S/C

22 In the eighteen months preceding the Initial Petition Date, did Debtor receive funding
   for its business activities from ENE?                                                           Yes           S/C

23 Did Debtor transact substantially all of its business with one or more of the other Enron
   Companies?                                                                                      Yes           S/C

24 Was Debtor required to submit material transactions for approval to the ENE board, ENE
   Office of the Chair and/or ENE Risk Assessment and Control Group?                               Yes           S/C

25 In addition to any approvals required at the ENE level, did Debtor submit material
   transactions to its own board for approval?                                                     Yes          No S/C

26 Did Debtor conduct all statutorily or otherwise required board (for corporations) or
   management/partnership meetings (for limited liability companies and partnerships)?             Yes          No S/C

27 If either of the two preceding questions were answered "yes," were the decisions
   substantially all made or meetings substantially all held by written consent?                   Yes           S/C

28 If Debtor was formed by the Enron Companies, were all corporate formalities observed in
   the formation?                                                                                  Yes          No S/C

29 Rather than settling intercompany obligations in cash, did the Debtor ever settle intercompany balances with Enron entities other than ENE by transferring intercompany
   obligations to ENE?                                                                             Yes           S/C

30 As of the Initial Petition Date, was the Debtor obligated on intercompany payables to
   five or more of the other Debtors?                                                              Yes           S/C

31 As of the Initial Petition Date, was the Debtor holding intercompany receivables from
   five or more of the other Debtors?                                                               No          No S/C

Legend: "N/A" means not applicable, "S/C" means arguably supportive of substantive consolidation with other Debtors, and "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                 Clinton Energy Management Services, Inc.
As of 12/2/01, Direct Subsidiary of:    Enron Corp.
Business Segment as of 12/2/01:         Retail
Formed or Acquired by Enron Companies:  Acquired 1996
Debtor #                                78

 1 As of the Initial Petition Date, was Debtor directly or indirectly wholly owned by ENE?         Yes           S/C

 2 Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                    No          No S/C

 3 Did Debtor share office space or other facilities with ENE?                                      No          No S/C

 4 If either of the two preceding questions were answered "yes," was Debtor charged for the
   use of such legal address, office space or other facilities?                                    N/A           N/A

 5 Prior to the Initial Petition Date, were separate books and records maintained for Debtor?      Yes          No S/C

 6 Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities as of its
   Petition Date?                                                                                  Yes          No S/C

 7 Did Debtor file Schedules of Assets reflecting Debtor's assets as of its Petition Date?         Yes          No S/C

 8 Was Debtor identified as legal employer of any employees?                                       Yes          No S/C

 9 If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was
   Debtor charged for utilizing such support services?                                              No           S/C

10 If Debtor utilized the services of employees of Enron Service Companies, excluding ENE,
   was Debtor charged for the use of such employees?                                               Yes          No S/C

11 During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of ENE?  If yes, how many
   individuals overlapped?                                                                     Yes, 2 of 16      S/C

12 During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of Debtors other than ENE?  If
   yes, how many individuals overlapped?                                                         Yes, 16         S/C

13 As of the Initial Petition Date, did Debtor participate in the ENE centralized cash
   management system?                                                                              Yes           S/C

14 Was Debtor included in ENE's 2001 consolidated federal income tax returns?                      Yes           S/C

15 If required, did Debtor file separate state and local tax returns?                              Yes          No S/C

16 Was Debtor included in ENE's consolidated publicly disseminated financial reports?              Yes           S/C

17 Did Debtor disseminate Debtor-specific financial information such that a third party
   could assess Debtor's separate creditworthiness prior to extending credit?                       No           S/C

18 Was Debtor given a credit rating separate and apart from ENE's credit rating?                    No           S/C

19 Did Debtor receive ENE credit support in the form of guaranties?                                Yes           S/C

20 Did Debtor receive ENE credit support in the form of an ENE guaranty of an affiliate's
   guaranty of Debtor's obligations?                                                                No          No S/C

21 Did Debtor receive credit support in the form of letters of credit issued by ENE on its
   behalf?                                                                                         Yes           S/C

22 In the eighteen months preceding the Initial Petition Date, did Debtor receive funding
   for its business activities from ENE?                                                            No          No S/C

23 Did Debtor transact substantially all of its business with one or more of the other Enron
   Companies?                                                                                       No          No S/C

24 Was Debtor required to submit material transactions for approval to the ENE board, ENE
   Office of the Chair and/or ENE Risk Assessment and Control Group?                               Yes           S/C

25 In addition to any approvals required at the ENE level, did Debtor submit material
   transactions to its own board for approval?                                                      No           S/C

26 Did Debtor conduct all statutorily or otherwise required board (for corporations) or
   management/partnership meetings (for limited liability companies and partnerships)?             Yes          No S/C

27 If either of the two preceding questions were answered "yes," were the decisions
   substantially all made or meetings substantially all held by written consent?                   Yes           S/C

28 If Debtor was formed by the Enron Companies, were all corporate formalities observed in
   the formation?                                                                                  N/A           N/A

29 Rather than settling intercompany obligations in cash, did the Debtor ever settle intercompany balances with Enron entities other than ENE by transferring intercompany
   obligations to ENE?                                                                             Yes           S/C

30 As of the Initial Petition Date, was the Debtor obligated on intercompany payables to
   five or more of the other Debtors?                                                              Yes           S/C

31 As of the Initial Petition Date, was the Debtor holding intercompany receivables from
   five or more of the other Debtors?                                                               No          No S/C

Legend: "N/A" means not applicable, "S/C" means arguably supportive of substantive consolidation with other Debtors, and "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                          DataSystems Group, Inc.
As of 12/2/01, Direct Subsidiary of:             Enron Broadband Services, Inc
Business Segment as of 12/2/01:                  Broadband
Formed or Acquired by Enron Companies:           Acquired 1999
Debtor #                                         106

 1 As of the Initial Petition Date, was Debtor directly or indirectly wholly owned by ENE?         Yes           S/C

 2 Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                   Yes           S/C

 3 Did Debtor share office space or other facilities with ENE?                                      No          No S/C

 4 If either of the two preceding questions were answered "yes," was Debtor charged for the
   use of such legal address, office space or other facilities?                                     No           S/C

 5 Prior to the Initial Petition Date, were separate books and records maintained for Debtor?      Yes          No S/C

 6 Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities as of its
   Petition Date?                                                                                  Yes          No S/C

 7 Did Debtor file Schedules of Assets reflecting Debtor's assets as of its Petition Date?         Yes          No S/C

 8 Was Debtor identified as legal employer of any employees?                                        No           S/C

 9 If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was
   Debtor charged for utilizing such support services?                                              No           S/C

10 If Debtor utilized the services of employees of Enron Service Companies, excluding ENE,
   was Debtor charged for the use of such employees?                                                No           S/C

11 During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of ENE?  If yes, how many
   individuals overlapped?                                                                     Yes, 3 of 8       S/C

12 During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of Debtors other than ENE?  If
   yes, how many individuals overlapped?                                                          Yes, 8         S/C

13 As of the Initial Petition Date, did Debtor participate in the ENE centralized cash
   management system?                                                                              Yes           S/C

14 Was Debtor included in ENE's 2001 consolidated federal income tax returns?                      Yes           S/C

15 If required, did Debtor file separate state and local tax returns?                              Yes          No S/C

16 Was Debtor included in ENE's consolidated publicly disseminated financial reports?              Yes           S/C

17 Did Debtor disseminate Debtor-specific financial information such that a third party
   could assess Debtor's separate creditworthiness prior to extending credit?                       No           S/C

18 Was Debtor given a credit rating separate and apart from ENE's credit rating?                    No           S/C

19 Did Debtor receive ENE credit support in the form of guaranties?                                 No          No S/C

20 Did Debtor receive ENE credit support in the form of an ENE guaranty of an affiliate's
   guaranty of Debtor's obligations?                                                                No          No S/C

21 Did Debtor receive credit support in the form of letters of credit issued by ENE on its
   behalf?                                                                                          No          No S/C

22 In the eighteen months preceding the Initial Petition Date, did Debtor receive funding
   for its business activities from ENE?                                                           Yes           S/C

23 Did Debtor transact substantially all of its business with one or more of the other Enron
   Companies?                                                                                      Yes           S/C

24 Was Debtor required to submit material transactions for approval to the ENE board, ENE
   Office of the Chair and/or ENE Risk Assessment and Control Group?                               Yes           S/C

25 In addition to any approvals required at the ENE level, did Debtor submit material
   transactions to its own board for approval?                                                     No           S/C

26 Did Debtor conduct all statutorily or otherwise required board (for corporations) or
   management/partnership meetings (for limited liability companies and partnerships)?             Yes          No S/C

27 If either of the two preceding questions were answered "yes," were the decisions
   substantially all made or meetings substantially all held by written consent?                   Yes           S/C

28 If Debtor was formed by the Enron Companies, were all corporate formalities observed in
   the formation?                                                                                  N/A           N/A

29 Rather than settling intercompany obligations in cash, did the Debtor ever settle intercompany balances with Enron entities other than ENE by transferring intercompany
   obligations to ENE?                                                                             Yes           S/C

30 As of the Initial Petition Date, was the Debtor obligated on intercompany payables to
   five or more of the other Debtors?                                                               No          No S/C

31 As of the Initial Petition Date, was the Debtor holding intercompany receivables from
   five or more of the other Debtors?                                                               No          No S/C

Legend: "N/A" means not applicable, "S/C" means arguably supportive of substantive consolidation with other Debtors, and "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                    E Power Holdings Corp.
As of 12/2/01, Direct Subsidiary of:       Enron NipponHoldings LLC 76% remaing
                                           24% held by non-Enron entities.
Business Segment as of 12/2/01:            Wholesale
Formed or Acquired by Enron Companies:     Acquired 1999
Debtor #                                   73

 1 As of the Initial Petition Date, was Debtor directly or indirectly wholly owned by ENE?          No          No S/C

 2 Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                   Yes           S/C

 3 Did Debtor share office space or other facilities with ENE?                                     Yes           S/C

 4 If either of the two preceding questions were answered "yes," was Debtor charged for the
   use of such legal address, office space or other facilities?                                     No           S/C

 5 Prior to the Initial Petition Date, were separate books and records maintained for Debtor?      Yes          No S/C

 6 Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities as of its
   Petition Date?                                                                                  Yes          No S/C

 7 Did Debtor file Schedules of Assets reflecting Debtor's assets as of its Petition Date?         Yes          No S/C

 8 Was Debtor identified as legal employer of any employees?                                       Yes          No S/C

 9 If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was
   Debtor charged for utilizing such support services?                                              No           S/C

10 If Debtor utilized the services of employees of Enron Service Companies, excluding ENE,
   was Debtor charged for the use of such employees?                                               Yes          No S/C

11 During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of ENE?  If yes, how many
   individuals overlapped?                                                                     Yes, 2 of 12      S/C

12 During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of Debtors other than ENE?  If
   yes, how many individuals overlapped?                                                          Yes, 6         S/C

13 As of the Initial Petition Date, did Debtor participate in the ENE centralized cash
   management system?                                                                              Yes           S/C

14 Was Debtor included in ENE's 2001 consolidated federal income tax returns?                      Yes           S/C

15 If required, did Debtor file separate state and local tax returns?                              Yes          No S/C

16 Was Debtor included in ENE's consolidated publicly disseminated financial reports?              Yes           S/C

17 Did Debtor disseminate Debtor-specific financial information such that a third party
   could assess Debtor's separate creditworthiness prior to extending credit?                       No           S/C

18 Was Debtor given a credit rating separate and apart from ENE's credit rating?                    No           S/C

19 Did Debtor receive ENE credit support in the form of guaranties?                                 No          No S/C

20 Did Debtor receive ENE credit support in the form of an ENE guaranty of an affiliate's
   guaranty of Debtor's obligations?                                                                No          No S/C

21 Did Debtor receive credit support in the form of letters of credit issued by ENE on its
   behalf?                                                                                          No          No S/C

22 In the eighteen months preceding the Initial Petition Date, did Debtor receive funding
   for its business activities from ENE?                                                            No          No S/C

23 Did Debtor transact substantially all of its business with one or more of the other Enron
   Companies?                                                                                      Yes           S/C

24 Was Debtor required to submit material transactions for approval to the ENE board, ENE
   Office of the Chair and/or ENE Risk Assessment and Control Group?                               Yes           S/C

25 In addition to any approvals required at the ENE level, did Debtor submit material
   transactions to its own board for approval?                                                     Yes          No S/C

26 Did Debtor conduct all statutorily or otherwise required board (for corporations) or
   management/partnership meetings (for limited liability companies and partnerships)?             Yes          No S/C

27 If either of the two preceding questions were answered "yes," were the decisions
   substantially all made or meetings substantially all held by written consent?                   Yes           S/C

28 If Debtor was formed by the Enron Companies, were all corporate formalities observed in
   the formation?                                                                                  N/A           N/A

29 Rather than settling intercompany obligations in cash, did the Debtor ever settle intercompany balances with Enron entities other than ENE by transferring intercompany
   obligations to ENE?                                                                             Yes           S/C

30 As of the Initial Petition Date, was the Debtor obligated on intercompany payables to
   five or more of the other Debtors?                                                               No          No S/C

31 As of the Initial Petition Date, was the Debtor holding intercompany receivables from
   five or more of the other Debtors?                                                               No          No S/C

Legend: "N/A" means not applicable, "S/C" means arguably supportive of substantive consolidation with other Debtors, and "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                                    EBF LLC
As of 12/2/01, Direct Subsidiary of:                       Enron North America
Business Segment as of 12/2/01:                            Wholesale
Formed or Acquired by Enron Companies:                     Formed 2001
Debtor #                                                   70

 1 As of the Initial Petition Date, was Debtor directly or indirectly wholly owned by ENE?         Yes           S/C

 2 Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                   Yes           S/C

 3 Did Debtor share office space or other facilities with ENE?                                      No          No S/C

 4 If either of the two preceding questions were answered "yes," was Debtor charged for the
   use of such legal address, office space or other facilities?                                     No           S/C

 5 Prior to the Initial Petition Date, were separate books and records maintained for Debtor?      Yes          No S/C

 6 Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities as of its
   Petition Date?                                                                                  Yes          No S/C

 7 Did Debtor file Schedules of Assets reflecting Debtor's assets as of its Petition Date?         Yes          No S/C

 8 Was Debtor identified as legal employer of any employees?                                        No           S/C

 9 If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was
   Debtor charged for utilizing such support services?                                              No           S/C

10 If Debtor utilized the services of employees of Enron Service Companies, excluding ENE,
   was Debtor charged for the use of such employees?                                                No           S/C

11 During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of ENE?  If yes, how many
   individuals overlapped?                                                                          No          No S/C

12 During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of Debtors other than ENE?  If
   yes, how many individuals overlapped?                                                            No          No S/C

13 As of the Initial Petition Date, did Debtor participate in the ENE centralized cash
   management system?                                                                               No          No S/C

14 Was Debtor included in ENE's 2001 consolidated federal income tax returns?                      Yes           S/C

15 If required, did Debtor file separate state and local tax returns?                              Yes          No S/C

16 Was Debtor included in ENE's consolidated publicly disseminated financial reports?              Yes           S/C

17 Did Debtor disseminate Debtor-specific financial information such that a third party
   could assess Debtor's separate creditworthiness prior to extending credit?                       No           S/C

18 Was Debtor given a credit rating separate and apart from ENE's credit rating?                    No           S/C

19 Did Debtor receive ENE credit support in the form of guaranties?                                 No          No S/C

20 Did Debtor receive ENE credit support in the form of an ENE guaranty of an affiliate's
   guaranty of Debtor's obligations?                                                                No          No S/C

21 Did Debtor receive credit support in the form of letters of credit issued by ENE on its
   behalf?                                                                                          No          No S/C

22 In the eighteen months preceding the Initial Petition Date, did Debtor receive funding
   for its business activities from ENE?                                                            No          No S/C

23 Did Debtor transact substantially all of its business with one or more of the other Enron
   Companies?                                                                                       No          No S/C

24 Was Debtor required to submit material transactions for approval to the ENE board, ENE
   Office of the Chair and/or ENE Risk Assessment and Control Group?                               Yes           S/C

25 In addition to any approvals required at the ENE level, did Debtor submit material
   transactions to its own board for approval?                                                      No           S/C

26 Did Debtor conduct all statutorily or otherwise required board (for corporations) or
   management/partnership meetings (for limited liability companies and partnerships)?             Yes          No S/C

27 If either of the two preceding questions were answered "yes," were the decisions
   substantially all made or meetings substantially all held by written consent?                   Yes           S/C

28 If Debtor was formed by the Enron Companies, were all corporate formalities observed in
   the formation?                                                                                  Yes          No S/C

29 Rather than settling intercompany obligations in cash, did the Debtor ever settle intercompany balances with Enron entities other than ENE by transferring intercompany
   obligations to ENE?                                                                              No          No S/C

30 As of the Initial Petition Date, was the Debtor obligated on intercompany payables to
   five or more of the other Debtors?                                                               No          No S/C

31 As of the Initial Petition Date, was the Debtor holding intercompany receivables from
   five or more of the other Debtors?                                                               No          No S/C

Legend: "N/A" means not applicable, "S/C" means arguably supportive of substantive consolidation with other Debtors, and "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                            ECI-Nevada Corp.
As of 12/2/01, Direct Subsidiary of:               Enron Broadband Services, Inc
Business Segment as of 12/2/01:                    Broadband
Formed or Acquired by Enron Companies:             Formed 1999
Debtor #                                           89

 1 As of the Initial Petition Date, was Debtor directly or indirectly wholly owned by ENE?         Yes           S/C

 2 Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                    No          No S/C

 3 Did Debtor share office space or other facilities with ENE?                                      No          No S/C

 4 If either of the two preceding questions were answered "yes," was Debtor charged for the
   use of such legal address, office space or other facilities?                                    N/A           N/A

 5 Prior to the Initial Petition Date, were separate books and records maintained for Debtor?      Yes          No S/C

 6 Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities as of its
   Petition Date?                                                                                  Yes          No S/C

 7 Did Debtor file Schedules of Assets reflecting Debtor's assets as of its Petition Date?         Yes          No S/C

 8 Was Debtor identified as legal employer of any employees?                                        No           S/C

 9 If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was
   Debtor charged for utilizing such support services?                                              No           S/C

10 If Debtor utilized the services of employees of Enron Service Companies, excluding ENE,
   was Debtor charged for the use of such employees?                                                No           S/C

11 During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of ENE?  If yes, how many
   individuals overlapped?                                                                     Yes, 3 of 6       S/C

12 During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of Debtors other than ENE?  If
   yes, how many individuals overlapped?                                                          Yes, 6         S/C

13 As of the Initial Petition Date, did Debtor participate in the ENE centralized cash
   management system?                                                                              Yes           S/C

14 Was Debtor included in ENE's 2001 consolidated federal income tax returns?                      Yes           S/C

15 If required, did Debtor file separate state and local tax returns?                              N/A           N/A

16 Was Debtor included in ENE's consolidated publicly disseminated financial reports?              Yes           S/C

17 Did Debtor disseminate Debtor-specific financial information such that a third party
   could assess Debtor's separate creditworthiness prior to extending credit?                       No           S/C

18 Was Debtor given a credit rating separate and apart from ENE's credit rating?                    No           S/C

19 Did Debtor receive ENE credit support in the form of guaranties?                                 No          No S/C

20 Did Debtor receive ENE credit support in the form of an ENE guaranty of an affiliate's
   guaranty of Debtor's obligations?                                                                No          No S/C

21 Did Debtor receive credit support in the form of letters of credit issued by ENE on its
   behalf?                                                                                          No          No S/C

22 In the eighteen months preceding the Initial Petition Date, did Debtor receive funding
   for its business activities from ENE?                                                           Yes           S/C

23 Did Debtor transact substantially all of its business with one or more of the other Enron
   Companies?                                                                                      Yes           S/C

24 Was Debtor required to submit material transactions for approval to the ENE board, ENE
   Office of the Chair and/or ENE Risk Assessment and Control Group?                               Yes           S/C

25 In addition to any approvals required at the ENE level, did Debtor submit material
   transactions to its own board for approval?                                                     No            S/C

26 Did Debtor conduct all statutorily or otherwise required board (for corporations) or
   management/partnership meetings (for limited liability companies and partnerships)?             Yes          No S/C

27 If either of the two preceding questions were answered "yes," were the decisions
   substantially all made or meetings substantially all held by written consent?                   Yes           S/C

28 If Debtor was formed by the Enron Companies, were all corporate formalities observed in
   the formation?                                                                                  Yes          No S/C

29 Rather than settling intercompany obligations in cash, did the Debtor ever settle intercompany balances with Enron entities other than ENE by transferring intercompany
   obligations to ENE?                                                                             Yes           S/C

30 As of the Initial Petition Date, was the Debtor obligated on intercompany payables to
   five or more of the other Debtors?                                                               No          No S/C

31 As of the Initial Petition Date, was the Debtor holding intercompany receivables from
   five or more of the other Debtors?                                                               No          No S/C

Legend: "N/A" means not applicable, "S/C" means arguably supportive of substantive consolidation with other Debtors, and "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                 ECI-Texas L.P.
As of 12/2/01, Direct Subsidiary of:    General Partner - Enron Communications,
                                        Inc. - 1%
Business Segment as of 12/2/01:         Limited Partner - ECI-Nevada Corp. - 99%
                                        Broadband
Formed or Acquired by Enron Companies:  Formed 1999
Debtor #                                87

 1 As of the Initial Petition Date, was Debtor directly or indirectly wholly owned by ENE?         Yes           S/C

 2 Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                   Yes           S/C

 3 Did Debtor share office space or other facilities with ENE?                                      No          No S/C

 4 If either of the two preceding questions were answered "yes," was Debtor charged for the
   use of such legal address, office space or other facilities?                                     No           S/C

 5 Prior to the Initial Petition Date, were separate books and records maintained for Debtor?      Yes          No S/C

 6 Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities as of its
   Petition Date?                                                                                  Yes          No S/C

 7 Did Debtor file Schedules of Assets reflecting Debtor's assets as of its Petition Date?         Yes          No S/C

 8 Was Debtor identified as legal employer of any employees?                                        No           S/C

 9 If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was
   Debtor charged for utilizing such support services?                                              No           S/C

10 If Debtor utilized the services of employees of Enron Service Companies, excluding ENE,
   was Debtor charged for the use of such employees?                                                No           S/C

11 During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of ENE?  If yes, how many
   individuals overlapped?                                                                          No          No S/C

12 During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of Debtors other than ENE?  If
   yes, how many individuals overlapped?                                                            No          No S/C

13 As of the Initial Petition Date, did Debtor participate in the ENE centralized cash
   management system?                                                                              Yes           S/C

14 Was Debtor included in ENE's 2001 consolidated federal income tax returns?                       No          No S/C

15 If required, did Debtor file separate state and local tax returns?                              N/A           N/A

16 Was Debtor included in ENE's consolidated publicly disseminated financial reports?              Yes           S/C

17 Did Debtor disseminate Debtor-specific financial information such that a third party
   could assess Debtor's separate creditworthiness prior to extending credit?                       No           S/C

18 Was Debtor given a credit rating separate and apart from ENE's credit rating?                    No           S/C

19 Did Debtor receive ENE credit support in the form of guaranties?                                 No          No S/C

20 Did Debtor receive ENE credit support in the form of an ENE guaranty of an affiliate's
   guaranty of Debtor's obligations?                                                                No          No S/C

21 Did Debtor receive credit support in the form of letters of credit issued by ENE on its
   behalf?                                                                                          No          No S/C

22 In the eighteen months preceding the Initial Petition Date, did Debtor receive funding
   for its business activities from ENE?                                                            No          No S/C

23 Did Debtor transact substantially all of its business with one or more of the other Enron
   Companies?                                                                                       No          No S/C

24 Was Debtor required to submit material transactions for approval to the ENE board, ENE
   Office of the Chair and/or ENE Risk Assessment and Control Group?                               Yes           S/C

25 In addition to any approvals required at the ENE level, did Debtor submit material
   transactions to its own board for approval?                                                      No           S/C

26 Did Debtor conduct all statutorily or otherwise required board (for corporations) or
   management/partnership meetings (for limited liability companies and partnerships)?             Yes          No S/C

27 If either of the two preceding questions were answered "yes," were the decisions
   substantially all made or meetings substantially all held by written consent?                   Yes           S/C

28 If Debtor was formed by the Enron Companies, were all corporate formalities observed in
   the formation?                                                                                  Yes          No S/C

29 Rather than settling intercompany obligations in cash, did the Debtor ever settle intercompany balances with Enron entities other than ENE by transferring intercompany
   obligations to ENE?                                                                             Yes           S/C

30 As of the Initial Petition Date, was the Debtor obligated on intercompany payables to
   five or more of the other Debtors?                                                               No          No S/C

31 As of the Initial Petition Date, was the Debtor holding intercompany receivables from
   five or more of the other Debtors?                                                               No          No S/C

Legend: "N/A" means not applicable, "S/C" means arguably supportive of substantive consolidation with other Debtors, and "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                          ECT Merchant Investments Corp.
As of 12/2/01, Direct Subsidiary of:             Enron North America
Business Segment as of 12/2/01:                  Wholesale
Formed or Acquired by Enron Companies:           Formed 1998
Debtor #                                         92

 1 As of the Initial Petition Date, was Debtor directly or indirectly wholly owned by ENE?         Yes           S/C

 2 Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                   Yes           S/C

 3 Did Debtor share office space or other facilities with ENE?                                      No          No S/C

 4 If either of the two preceding questions were answered "yes," was Debtor charged for the
   use of such legal address, office space or other facilities?                                     No           S/C

 5 Prior to the Initial Petition Date, were separate books and records maintained for Debtor?      Yes          No S/C

 6 Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities as of its
   Petition Date?                                                                                  Yes          No S/C

 7 Did Debtor file Schedules of Assets reflecting Debtor's assets as of its Petition Date?         Yes          No S/C

 8 Was Debtor identified as legal employer of any employees?                                        No           S/C

 9 If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was
   Debtor charged for utilizing such support services?                                              No           S/C

10 If Debtor utilized the services of employees of Enron Service Companies, excluding ENE,
   was Debtor charged for the use of such employees?                                               Yes          No S/C

11 During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of ENE?  If yes, how many
   individuals overlapped?                                                                     Yes, 5 of 10      S/C

12 During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of Debtors other than ENE?  If
   yes, how many individuals overlapped?                                                         Yes, 10         S/C

13 As of the Initial Petition Date, did Debtor participate in the ENE centralized cash
   management system?                                                                              Yes           S/C

14 Was Debtor included in ENE's 2001 consolidated federal income tax returns?                      Yes           S/C

15 If required, did Debtor file separate state and local tax returns?                              Yes          No S/C

16 Was Debtor included in ENE's consolidated publicly disseminated financial reports?              Yes           S/C

17 Did Debtor disseminate Debtor-specific financial information such that a third party
   could assess Debtor's separate creditworthiness prior to extending credit?                       No           S/C

18 Was Debtor given a credit rating separate and apart from ENE's credit rating?                    No           S/C

19 Did Debtor receive ENE credit support in the form of guaranties?                                Yes           S/C

20 Did Debtor receive ENE credit support in the form of an ENE guaranty of an affiliate's
   guaranty of Debtor's obligations?                                                                No          No S/C

21 Did Debtor receive credit support in the form of letters of credit issued by ENE on its
   behalf?                                                                                          No          No S/C

22 In the eighteen months preceding the Initial Petition Date, did Debtor receive funding
   for its business activities from ENE?                                                           Yes           S/C

23 Did Debtor transact substantially all of its business with one or more of the other Enron
   Companies?                                                                                      Yes           S/C

24 Was Debtor required to submit material transactions for approval to the ENE board, ENE
   Office of the Chair and/or ENE Risk Assessment and Control Group?                               Yes           S/C

25 In addition to any approvals required at the ENE level, did Debtor submit material
   transactions to its own board for approval?                                                     Yes          No S/C

26 Did Debtor conduct all statutorily or otherwise required board (for corporations) or
   management/partnership meetings (for limited liability companies and partnerships)?             Yes          No S/C

27 If either of the two preceding questions were answered "yes," were the decisions
   substantially all made or meetings substantially all held by written consent?                   Yes           S/C

28 If Debtor was formed by the Enron Companies, were all corporate formalities observed in
   the formation?                                                                                  Yes          No S/C

29 Rather than settling intercompany obligations in cash, did the Debtor ever settle intercompany balances with Enron entities other than ENE by transferring intercompany
   obligations to ENE?                                                                             Yes           S/C

30 As of the Initial Petition Date, was the Debtor obligated on intercompany payables to
   five or more of the other Debtors?                                                               No          No S/C

31 As of the Initial Petition Date, was the Debtor holding intercompany receivables from
   five or more of the other Debtors?                                                               No          No S/C

Legend: "N/A" means not applicable, "S/C" means arguably supportive of substantive consolidation with other Debtors, and "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                                 ECT Securities GP Corp.
As of 12/2/01, Direct Subsidiary of:                    Enron North America
Business Segment as of 12/2/01:                         Wholesale
Formed or Acquired by Enron Companies:                  Formed 1998
Debtor #                                                128

 1 As of the Initial Petition Date, was Debtor directly or indirectly wholly owned by ENE?         Yes           S/C

 2 Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                   Yes           S/C

 3 Did Debtor share office space or other facilities with ENE?                                      No          No S/C

 4 If either of the two preceding questions were answered "yes," was Debtor charged for the
   use of such legal address, office space or other facilities?                                     No           S/C

 5 Prior to the Initial Petition Date, were separate books and records maintained for Debtor?      Yes          No S/C

 6 Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities as of its
   Petition Date?                                                                                  Yes          No S/C

 7 Did Debtor file Schedules of Assets reflecting Debtor's assets as of its Petition Date?         Yes          No S/C

 8 Was Debtor identified as legal employer of any employees?                                        No           S/C

 9 If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was
   Debtor charged for utilizing such support services?                                              No           S/C

10 If Debtor utilized the services of employees of Enron Service Companies, excluding ENE,
   was Debtor charged for the use of such employees?                                                No           S/C

11 During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of ENE?  If yes, how many
   individuals overlapped?                                                                     Yes, 4 of 5       S/C

12 During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of Debtors other than ENE?  If
   yes, how many individuals overlapped?                                                          Yes, 5         S/C

13 As of the Initial Petition Date, did Debtor participate in the ENE centralized cash
   management system?                                                                               No          No S/C

14 Was Debtor included in ENE's 2001 consolidated federal income tax returns?                      Yes           S/C

15 If required, did Debtor file separate state and local tax returns?                              Yes          No S/C

16 Was Debtor included in ENE's consolidated publicly disseminated financial reports?              Yes           S/C

17 Did Debtor disseminate Debtor-specific financial information such that a third party
   could assess Debtor's separate creditworthiness prior to extending credit?                       No           S/C

18 Was Debtor given a credit rating separate and apart from ENE's credit rating?                    No           S/C

19 Did Debtor receive ENE credit support in the form of guaranties?                                 No          No S/C

20 Did Debtor receive ENE credit support in the form of an ENE guaranty of an affiliate's
   guaranty of Debtor's obligations?                                                                No          No S/C

21 Did Debtor receive credit support in the form of letters of credit issued by ENE on its
   behalf?                                                                                          No          No S/C

22 In the eighteen months preceding the Initial Petition Date, did Debtor receive funding
   for its business activities from ENE?                                                            No          No S/C

23 Did Debtor transact substantially all of its business with one or more of the other Enron
   Companies?                                                                                      Yes           S/C

24 Was Debtor required to submit material transactions for approval to the ENE board, ENE
   Office of the Chair and/or ENE Risk Assessment and Control Group?                               Yes           S/C

25 In addition to any approvals required at the ENE level, did Debtor submit material
   transactions to its own board for approval?                                                     Yes          No S/C

26 Did Debtor conduct all statutorily or otherwise required board (for corporations) or
   management/partnership meetings (for limited liability companies and partnerships)?             Yes          No S/C

27 If either of the two preceding questions were answered "yes," were the decisions
   substantially all made or meetings substantially all held by written consent?                   Yes           S/C

28 If Debtor was formed by the Enron Companies, were all corporate formalities observed in
   the formation?                                                                                  Yes          No S/C

29 Rather than settling intercompany obligations in cash, did the Debtor ever settle intercompany balances with Enron entities other than ENE by transferring intercompany
   obligations to ENE?                                                                             Yes           S/C

30 As of the Initial Petition Date, was the Debtor obligated on intercompany payables to
   five or more of the other Debtors?                                                               No          No S/C

31 As of the Initial Petition Date, was the Debtor holding intercompany receivables from
   five or more of the other Debtors?                                                               No          No S/C

Legend: "N/A" means not applicable, "S/C" means arguably supportive of substantive consolidation with other Debtors, and "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                     ECT Securities Limited Partnership
As of 12/2/01, Direct Subsidiary of:        GP - ECT Securities GP Corp. (.01%)
                                            LP - ECT Securities LP Corp. (99.9%)
Business Segment as of 12/2/01:             Wholesale
Formed or Acquired by Enron Companies:      Formed 1998
Debtor #                                    126

 1 As of the Initial Petition Date, was Debtor directly or indirectly wholly owned by ENE?         Yes           S/C

 2 Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                   Yes           S/C

 3 Did Debtor share office space or other facilities with ENE?                                      No          No S/C

 4 If either of the two preceding questions were answered "yes," was Debtor charged for the
   use of such legal address, office space or other facilities?                                     No           S/C

 5 Prior to the Initial Petition Date, were separate books and records maintained for Debtor?      Yes          No S/C

 6 Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities as of its
   Petition Date?                                                                                  Yes          No S/C

 7 Did Debtor file Schedules of Assets reflecting Debtor's assets as of its Petition Date?         Yes          No S/C

 8 Was Debtor identified as legal employer of any employees?                                        No           S/C

 9 If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was
   Debtor charged for utilizing such support services?                                              No           S/C

10 If Debtor utilized the services of employees of Enron Service Companies, excluding ENE,
   was Debtor charged for the use of such employees?                                               Yes          No S/C

11 During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of ENE?  If yes, how many
   individuals overlapped?                                                                          No           S/C

12 During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of Debtors other than ENE?  If
   yes, how many individuals overlapped?                                                            No          No S/C

13 As of the Initial Petition Date, did Debtor participate in the ENE centralized cash
   management system?                                                                               No          No S/C

14 Was Debtor included in ENE's 2001 consolidated federal income tax returns?                       No          No S/C

15 If required, did Debtor file separate state and local tax returns?                              N/A           N/A

16 Was Debtor included in ENE's consolidated publicly disseminated financial reports?              Yes           S/C

17 Did Debtor disseminate Debtor-specific financial information such that a third party
   could assess Debtor's separate creditworthiness prior to extending credit?                       No           S/C

18 Was Debtor given a credit rating separate and apart from ENE's credit rating?                    No           S/C

19 Did Debtor receive ENE credit support in the form of guaranties?                                 No          No S/C

20 Did Debtor receive ENE credit support in the form of an ENE guaranty of an affiliate's
   guaranty of Debtor's obligations?                                                                No          No S/C

21 Did Debtor receive credit support in the form of letters of credit issued by ENE on its
   behalf?                                                                                          No          No S/C

22 In the eighteen months preceding the Initial Petition Date, did Debtor receive funding
   for its business activities from ENE?                                                           Yes           S/C

23 Did Debtor transact substantially all of its business with one or more of the other Enron
   Companies?                                                                                       No          No S/C

24 Was Debtor required to submit material transactions for approval to the ENE board, ENE
   Office of the Chair and/or ENE Risk Assessment and Control Group?                               Yes           S/C

25 In addition to any approvals required at the ENE level, did Debtor submit material
   transactions to its own board for approval?                                                      No           S/C

26 Did Debtor conduct all statutorily or otherwise required board (for corporations) or
   management/partnership meetings (for limited liability companies and partnerships)?             Yes          No S/C

27 If either of the two preceding questions were answered "yes," were the decisions
   substantially all made or meetings substantially all held by written consent?                   Yes           S/C

28 If Debtor was formed by the Enron Companies, were all corporate formalities observed in
   the formation?                                                                                  Yes          No S/C

29 Rather than settling intercompany obligations in cash, did the Debtor ever settle intercompany balances with Enron entities other than ENE by transferring intercompany
   obligations to ENE?                                                                             Yes           S/C

30 As of the Initial Petition Date, was the Debtor obligated on intercompany payables to
   five or more of the other Debtors?                                                               No          No S/C

31 As of the Initial Petition Date, was the Debtor holding intercompany receivables from
   five or more of the other Debtors?                                                               No          No S/C

Legend: "N/A" means not applicable, "S/C" means arguably supportive of substantive consolidation with other Debtors, and "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                                  ECT Securities LP Corp.
As of 12/2/01, Direct Subsidiary of:                     Enron North America
Business Segment as of 12/2/01:                          Wholesale
Formed or Acquired by Enron Companies:                   Formed 1998
Debtor #                                                 127

 1 As of the Initial Petition Date, was Debtor directly or indirectly wholly owned by ENE?         Yes           S/C

 2 Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                    No          No S/C

 3 Did Debtor share office space or other facilities with ENE?                                      No          No S/C

 4 If either of the two preceding questions were answered "yes," was Debtor charged for the
   use of such legal address, office space or other facilities?                                    N/A           N/A

 5 Prior to the Initial Petition Date, were separate books and records maintained for Debtor?      Yes          No S/C

 6 Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities as of its
   Petition Date?                                                                                  Yes          No S/C

 7 Did Debtor file Schedules of Assets reflecting Debtor's assets as of its Petition Date?         Yes          No S/C

 8 Was Debtor identified as legal employer of any employees?                                        No           S/C

 9 If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was
   Debtor charged for utilizing such support services?                                              No           S/C

10 If Debtor utilized the services of employees of Enron Service Companies, excluding ENE,
   was Debtor charged for the use of such employees?                                                No           S/C

11 During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of ENE?  If yes, how many
   individuals overlapped?                                                                          No          No S/C

12 During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of Debtors other than ENE?  If
   yes, how many individuals overlapped?                                                          Yes, 1         S/C

13 As of the Initial Petition Date, did Debtor participate in the ENE centralized cash
   management system?                                                                               No          No S/C

14 Was Debtor included in ENE's 2001 consolidated federal income tax returns?                      Yes           S/C

15 If required, did Debtor file separate state and local tax returns?                              N/A           N/A

16 Was Debtor included in ENE's consolidated publicly disseminated financial reports?              Yes           S/C

17 Did Debtor disseminate Debtor-specific financial information such that a third party
   could assess Debtor's separate creditworthiness prior to extending credit?                       No           S/C

18 Was Debtor given a credit rating separate and apart from ENE's credit rating?                    No           S/C

19 Did Debtor receive ENE credit support in the form of guaranties?                                 No          No S/C

20 Did Debtor receive ENE credit support in the form of an ENE guaranty of an affiliate's
   guaranty of Debtor's obligations?                                                                No          No S/C

21 Did Debtor receive credit support in the form of letters of credit issued by ENE on its
   behalf?                                                                                          No          No S/C

22 In the eighteen months preceding the Initial Petition Date, did Debtor receive funding
   for its business activities from ENE?                                                           No          No S/C

23 Did Debtor transact substantially all of its business with one or more of the other Enron
   Companies?                                                                                      Yes           S/C

24 Was Debtor required to submit material transactions for approval to the ENE board, ENE
   Office of the Chair and/or ENE Risk Assessment and Control Group?                               Yes           S/C

25 In addition to any approvals required at the ENE level, did Debtor submit material
   transactions to its own board for approval?                                                     Yes          No S/C

26 Did Debtor conduct all statutorily or otherwise required board (for corporations) or
   management/partnership meetings (for limited liability companies and partnerships)?             Yes          No S/C

27 If either of the two preceding questions were answered "yes," were the decisions
   substantially all made or meetings substantially all held by written consent?                   Yes           S/C

28 If Debtor was formed by the Enron Companies, were all corporate formalities observed in
   the formation?                                                                                  Yes          No S/C

29 Rather than settling intercompany obligations in cash, did the Debtor ever settle intercompany balances with Enron entities other than ENE by transferring intercompany
   obligations to ENE?                                                                             Yes           S/C

30 As of the Initial Petition Date, was the Debtor obligated on intercompany payables to
   five or more of the other Debtors?                                                               No          No S/C

31 As of the Initial Petition Date, was the Debtor holding intercompany receivables from
   five or more of the other Debtors?                                                               No          No S/C

Legend: "N/A" means not applicable, "S/C" means arguably supportive of substantive consolidation with other Debtors, and "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                                ECT Strategic Value Corp.
As of 12/2/01, Direct Subsidiary of:                   Enron North America
Business Segment as of 12/2/01:                        Corp & Other
Formed or Acquired by Enron Companies:                 Formed 1985
Debtor #                                               163

 1 As of the Initial Petition Date, was Debtor directly or indirectly wholly owned by ENE?         Yes           S/C

 2 Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                   Yes           S/C

 3 Did Debtor share office space or other facilities with ENE?                                     Yes           S/C

 4 If either of the two preceding questions were answered "yes," was Debtor charged for the
   use of such legal address, office space or other facilities?                                     No           S/C

 5 Prior to the Initial Petition Date, were separate books and records maintained for Debtor?      Yes          No S/C

 6 Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities as of its
   Petition Date?                                                                                  Yes          No S/C

 7 Did Debtor file Schedules of Assets reflecting Debtor's assets as of its Petition Date?         Yes          No S/C

 8 Was Debtor identified as legal employer of any employees?                                       Yes          No S/C

 9 If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was
   Debtor charged for utilizing such support services?                                              No           S/C

10 If Debtor utilized the services of employees of Enron Service Companies, excluding ENE,
   was Debtor charged for the use of such employees?                                               Yes          No S/C

11 During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of ENE?  If yes, how many
   individuals overlapped?                                                                     Yes, 6 of 11      S/C

12 During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of Debtors other than ENE?  If
   yes, how many individuals overlapped?                                                         Yes, 11         S/C

13 As of the Initial Petition Date, did Debtor participate in the ENE centralized cash
   management system?                                                                              Yes           S/C

14 Was Debtor included in ENE's 2001 consolidated federal income tax returns?                      Yes           S/C

15 If required, did Debtor file separate state and local tax returns?                              Yes          No S/C

16 Was Debtor included in ENE's consolidated publicly disseminated financial reports?              Yes           S/C

17 Did Debtor disseminate Debtor-specific financial information such that a third party
   could assess Debtor's separate creditworthiness prior to extending credit?                       No           S/C

18 Was Debtor given a credit rating separate and apart from ENE's credit rating?                    No           S/C

19 Did Debtor receive ENE credit support in the form of guaranties?                                 No          No S/C

20 Did Debtor receive ENE credit support in the form of an ENE guaranty of an affiliate's
   guaranty of Debtor's obligations?                                                                No          No S/C

21 Did Debtor receive credit support in the form of letters of credit issued by ENE on its
   behalf?                                                                                          No          No S/C

22 In the eighteen months preceding the Initial Petition Date, did Debtor receive funding
   for its business activities from ENE?                                                           Yes           S/C

23 Did Debtor transact substantially all of its business with one or more of the other Enron
   Companies?                                                                                      Yes           S/C

24 Was Debtor required to submit material transactions for approval to the ENE board, ENE
   Office of the Chair and/or ENE Risk Assessment and Control Group?                               Yes           S/C

25 In addition to any approvals required at the ENE level, did Debtor submit material
   transactions to its own board for approval?                                                      No           S/C

26 Did Debtor conduct all statutorily or otherwise required board (for corporations) or
   management/partnership meetings (for limited liability companies and partnerships)?             Yes          No S/C

27 If either of the two preceding questions were answered "yes," were the decisions
   substantially all made or meetings substantially all held by written consent?                   Yes           S/C

28 If Debtor was formed by the Enron Companies, were all corporate formalities observed in
   the formation?                                                                                  Yes          No S/C

29 Rather than settling intercompany obligations in cash, did the Debtor ever settle intercompany balances with Enron entities other than ENE by transferring intercompany
   obligations to ENE?                                                                             Yes           S/C

30 As of the Initial Petition Date, was the Debtor obligated on intercompany payables to
   five or more of the other Debtors?                                                              Yes           S/C

31 As of the Initial Petition Date, was the Debtor holding intercompany receivables from
   five or more of the other Debtors?                                                               No          No S/C

Legend: "N/A" means not applicable, "S/C" means arguably supportive of substantive consolidation with other Debtors, and "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                      EES Service Holdings, Inc.
As of 12/2/01, Direct Subsidiary of:         EFS Holdings Inc. 54%, Enron Energy
Business Segment as of 12/2/01:                Services Operations, Inc. 46%
Formed or Acquired by Enron Companies:       Retail
Debtor #                                     Formed 2001
                                             60

 1 As of the Initial Petition Date, was Debtor directly or indirectly wholly owned by ENE?                   Yes         S/C

 2 Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                             Yes         S/C

 3 Did Debtor share office space or other facilities with ENE?                                               No          No S/C

 4 If either of the two preceding questions were answered "yes," was Debtor charged for the use of
   such legal address, office space or other facilities?                                                     No          S/C

 5 Prior to the Initial Petition Date, were separate books and records maintained for Debtor?                Yes        No S/C

 6 Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities as of its Petition Date?         Yes        No S/C

 7 Did Debtor file Schedules of Assets reflecting Debtor's assets as of its Petition Date?                   Yes        No S/C

 8 Was Debtor identified as legal employer of any employees?                                                 No          S/C

 9 If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was Debtor charged for
   utilizing such support services?                                                                          No          S/C

10 If Debtor utilized the services of employees of Enron Service Companies, excluding ENE, was
   Debtor charged for the use of such employees?                                                             No          S/C

11 During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of ENE?  If yes, how many individuals
   overlapped?                                                                                          Yes, 2 of 7      S/C

12 During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of Debtors other than ENE?  If yes, how
   many individuals overlapped?                                                                           Yes, 7         S/C

13 As of the Initial Petition Date, did Debtor participate in the ENE centralized cash management
   system?                                                                                                   Yes         S/C

14 Was Debtor included in ENE's 2001 consolidated federal income tax returns?                                Yes         S/C

15 If required, did Debtor file separate state and local tax returns?                                        N/A         N/A

16 Was Debtor included in ENE's consolidated publicly disseminated financial reports?                        Yes         S/C

17 Did Debtor disseminate Debtor-specific financial information such that a third party could assess
   Debtor's separate creditworthiness prior to extending credit?                                             No          S/C

18 Was Debtor given a credit rating separate and apart from ENE's credit rating?                             No          S/C

19 Did Debtor receive ENE credit support in the form of guaranties?                                          No         No S/C

20 Did Debtor receive ENE credit support in the form of an ENE guaranty of an affiliate's guaranty
   of Debtor's obligations?                                                                                  No         No S/C

21 Did Debtor receive credit support in the form of letters of credit issued by ENE on its behalf?           No         No S/C

22 In the eighteen months preceding the Initial Petition Date, did Debtor receive funding for its
   business activities from ENE?                                                                             No         No S/C

23 Did Debtor transact substantially all of its business with one or more of the other Enron
   Companies?                                                                                                Yes         S/C

24 Was Debtor required to submit material transactions for approval to the ENE board, ENE Office of
   the Chair and/or ENE Risk Assessment and Control Group?                                                   Yes         S/C

25 In addition to any approvals required at the ENE level, did Debtor submit material transactions
   to its own board for approval?                                                                            No          S/C

26 Did Debtor conduct all statutorily or otherwise required board (for corporations) or
   management/partnership meetings (for limited liability companies and partnerships)?                       Yes        No S/C

27 If either of the two preceding questions were answered "yes," were the decisions substantially
   all made or meetings substantially all held by written consent?                                           Yes         S/C

28 If Debtor was formed by the Enron Companies, were all corporate formalities observed in the
   formation?                                                                                                Yes        No S/C

29 Rather than settling intercompany obligations in cash, did the Debtor ever settle intercompany
   balances with Enron entities other than ENE by transferring intercompany obligations to ENE?              Yes         S/C

30 As of the Initial Petition Date, was the Debtor obligated on intercompany payables to five or
   more of the other Debtors?                                                                                No         No S/C

31 As of the Initial Petition Date, was the Debtor holding intercompany receivables from five or
   more of the other Debtors?                                                                                No         No S/C

Legend: "N/A" means not applicable, "S/C" means arguably supportive of substantive consolidation with other Debtors, and "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                    EESO Merchant Investments, Inc.
As of 12/2/01, Direct Subsidiary of:       Enron Energy Services Operations, Inc
Business Segment as of 12/2/01:            Retail
Formed or Acquired by Enron Companies:     Formed 2001
Debtor #                                   26

 1 As of the Initial Petition Date, was Debtor directly or indirectly wholly owned by ENE?                   Yes         S/C

 2 Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                             Yes         S/C

 3 Did Debtor share office space or other facilities with ENE?                                               No         No S/C

 4 If either of the two preceding questions were answered "yes," was Debtor charged for the use of
   such legal address, office space or other facilities?                                                     No          S/C

 5 Prior to the Initial Petition Date, were separate books and records maintained for Debtor?                Yes        No S/C

 6 Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities as of its Petition Date?         Yes        No S/C

 7 Did Debtor file Schedules of Assets reflecting Debtor's assets as of its Petition Date?                   Yes        No S/C

 8 Was Debtor identified as legal employer of any employees?                                                 No          S/C

 9 If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was Debtor charged for
   utilizing such support services?                                                                          No          S/C

10 If Debtor utilized the services of employees of Enron Service Companies, excluding ENE, was
   Debtor charged for the use of such employees?                                                             No          S/C

11 During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of ENE?  If yes, how many individuals
   overlapped?                                                                                          Yes, 2 of 10     S/C

12 During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of Debtors other than ENE?  If yes, how
   many individuals overlapped?                                                                            Yes, 9        S/C

13 As of the Initial Petition Date, did Debtor participate in the ENE centralized cash management
   system?                                                                                                   Yes         S/C

14 Was Debtor included in ENE's 2001 consolidated federal income tax returns?                                Yes         S/C

15 If required, did Debtor file separate state and local tax returns?                                        Yes        No S/C

16 Was Debtor included in ENE's consolidated publicly disseminated financial reports?                        Yes         S/C

17 Did Debtor disseminate Debtor-specific financial information such that a third party could assess
   Debtor's separate creditworthiness prior to extending credit?                                             No          S/C

18 Was Debtor given a credit rating separate and apart from ENE's credit rating?                             No          S/C

19 Did Debtor receive ENE credit support in the form of guaranties?                                          No         No S/C

20 Did Debtor receive ENE credit support in the form of an ENE guaranty of an affiliate's guaranty
   of Debtor's obligations?                                                                                  No         No S/C

21 Did Debtor receive credit support in the form of letters of credit issued by ENE on its behalf?           No         No S/C

22 In the eighteen months preceding the Initial Petition Date, did Debtor receive funding for its
   business activities from ENE?                                                                             Yes         S/C

23 Did Debtor transact substantially all of its business with one or more of the other Enron
   Companies?                                                                                                No         No S/C

24 Was Debtor required to submit material transactions for approval to the ENE board, ENE Office of
   the Chair and/or ENE Risk Assessment and Control Group?                                                   Yes         S/C

25 In addition to any approvals required at the ENE level, did Debtor submit material transactions
   to its own board for approval?                                                                            No          S/C

26 Did Debtor conduct all statutorily or otherwise required board (for corporations) or
   management/partnership meetings (for limited liability companies and partnerships)?                       Yes        No S/C

27 If either of the two preceding questions were answered "yes," were the decisions substantially
   all made or meetings substantially all held by written consent?                                           Yes         S/C

28 If Debtor was formed by the Enron Companies, were all corporate formalities observed in the
   formation?                                                                                                Yes        No S/C

29 Rather than settling intercompany obligations in cash, did the Debtor ever settle intercompany
   balances with Enron entities other than ENE by transferring intercompany obligations to ENE?              Yes         S/C

30 As of the Initial Petition Date, was the Debtor obligated on intercompany payables to five or
   more of the other Debtors?                                                                                No         No S/C

31 As of the Initial Petition Date, was the Debtor holding intercompany receivables from five or
   more of the other Debtors?                                                                                No         No S/C

Legend: "N/A" means not applicable, "S/C" means arguably supportive of substantive consolidation with other Debtors, and "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                      EFS Construction Management
As of 12/2/01, Direct Subsidiary of:           Services, Inc.
Business Segment as of 12/2/01:              EFS Holdings Inc
Formed or Acquired by Enron Companies:       Retail
Debtor #                                     Formed 2001
                                             74

 1 As of the Initial Petition Date, was Debtor directly or indirectly wholly owned by ENE?                   Yes         S/C

 2 Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                             Yes         S/C

 3 Did Debtor share office space or other facilities with ENE?                                               Yes         S/C

 4 If either of the two preceding questions were answered "yes," was Debtor charged for the use of
   such legal address, office space or other facilities?                                                     No          S/C

 5 Prior to the Initial Petition Date, were separate books and records maintained for Debtor?                Yes        No S/C

 6 Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities as of its Petition Date?         Yes        No S/C

 7 Did Debtor file Schedules of Assets reflecting Debtor's assets as of its Petition Date?                   Yes        No S/C

 8 Was Debtor identified as legal employer of any employees?                                                 Yes        No S/C

 9 If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was Debtor charged for
   utilizing such support services?                                                                          No          S/C

10 If Debtor utilized the services of employees of Enron Service Companies, excluding ENE, was
   Debtor charged for the use of such employees?                                                             Yes        No S/C

11 During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of ENE? If yes, how many individuals
   overlapped?                                                                                               No          S/C

12 During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of Debtors other than ENE?  If yes, how
   many individuals overlapped?                                                                            Yes, 2        S/C

13 As of the Initial Petition Date, did Debtor participate in the ENE centralized cash management
   system?                                                                                                   Yes         S/C

14 Was Debtor included in ENE's 2001 consolidated federal income tax returns?                                Yes         S/C

15 If required, did Debtor file separate state and local tax returns?                                        Yes        No S/C

16 Was Debtor included in ENE's consolidated publicly disseminated financial reports?                        Yes         S/C

17 Did Debtor disseminate Debtor-specific financial information such that a third party could assess
   Debtor's separate creditworthiness prior to extending credit?                                             No          S/C

18 Was Debtor given a credit rating separate and apart from ENE's credit rating?                             No          S/C

19 Did Debtor receive ENE credit support in the form of guaranties?                                          No         No S/C

20 Did Debtor receive ENE credit support in the form of an ENE guaranty of an affiliate's guaranty
   of Debtor's obligations?                                                                                  No         No S/C

21 Did Debtor receive credit support in the form of letters of credit issued by ENE on its behalf?           No         No S/C

22 In the eighteen months preceding the Initial Petition Date, did Debtor receive funding for its
   business activities from ENE?                                                                             Yes         S/C

23 Did Debtor transact substantially all of its business with one or more of the other Enron
   Companies?                                                                                                Yes         S/C

24 Was Debtor required to submit material transactions for approval to the ENE board, ENE Office of
   the Chair and/or ENE Risk Assessment and Control Group?                                                   Yes         S/C

25 In addition to any approvals required at the ENE level, did Debtor submit material transactions
   to its own board for approval?                                                                            No          S/C

26 Did Debtor conduct all statutorily or otherwise required board (for corporations) or
   management/partnership meetings (for limited liability companies and partnerships)?                       Yes        No S/C

27 If either of the two preceding questions were answered "yes," were the decisions substantially
   all made or meetings substantially all held by written consent?                                           Yes         S/C

28 If Debtor was formed by the Enron Companies, were all corporate formalities observed in the
   formation?                                                                                                Yes        No S/C

29 Rather than settling intercompany obligations in cash, did the Debtor ever settle intercompany
   balances with Enron entities other than ENE by transferring intercompany obligations to ENE?              Yes         S/C

30 As of the Initial Petition Date, was the Debtor obligated on intercompany payables to five or
   more of the other Debtors?                                                                                Yes         S/C

31 As of the Initial Petition Date, was the Debtor holding intercompany receivables from five or
   more of the other Debtors?                                                                                No         No S/C

Legend: "N/A" means not applicable, "S/C" means arguably supportive of substantive consolidation with other Debtors, and "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                      EFS Holdings, Inc.
As of 12/2/01, Direct Subsidiary of:         Enron Facility Services
Business Segment as of 12/2/01:              Retail
Formed or Acquired by Enron Companies:       Acquired 1998
Debtor #                                     122

 1 As of the Initial Petition Date, was Debtor directly or indirectly wholly owned by ENE?                   Yes         S/C

 2 Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                             No         No S/C

 3 Did Debtor share office space or other facilities with ENE?                                               No         No S/C

 4 If either of the two preceding questions were answered "yes," was Debtor charged for the use of
   such legal address, office space or other facilities?                                                     N/A         N/A

 5 Prior to the Initial Petition Date, were separate books and records maintained for Debtor?                Yes        No S/C

 6 Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities as of its Petition Date?         Yes        No S/C

 7 Did Debtor file Schedules of Assets reflecting Debtor's assets as of its Petition Date?                   Yes        No S/C

 8 Was Debtor identified as legal employer of any employees?                                                 Yes        No S/C

 9 If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was Debtor charged for
   utilizing such support services?                                                                          No          S/C

10 If Debtor utilized the services of employees of Enron Service Companies, excluding ENE, was
   Debtor charged for the use of such employees?                                                             No          S/C

11 During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of ENE?  If yes, how many individuals
   overlapped?                                                                                          Yes, 1 of 5      S/C

12 During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of Debtors other than ENE?  If yes, how
   many individuals overlapped?                                                                            Yes, 5        S/C

13 As of the Initial Petition Date, did Debtor participate in the ENE centralized cash management
   system?                                                                                                   No         No S/C

14 Was Debtor included in ENE's 2001 consolidated federal income tax returns?                                Yes         S/C

15 If required, did Debtor file separate state and local tax returns?                                        N/A         N/A

16 Was Debtor included in ENE's consolidated publicly disseminated financial reports?                        Yes         S/C

17 Did Debtor disseminate Debtor-specific financial information such that a third party could assess
   Debtor's separate creditworthiness prior to extending credit?                                             No          S/C

18 Was Debtor given a credit rating separate and apart from ENE's credit rating?                             No          S/C

19 Did Debtor receive ENE credit support in the form of guaranties?                                          No         No S/C

20 Did Debtor receive ENE credit support in the form of an ENE guaranty of an affiliate's guaranty
   of Debtor's obligations?                                                                                  No         No S/C

21 Did Debtor receive credit support in the form of letters of credit issued by ENE on its behalf?           No         No S/C

22 In the eighteen months preceding the Initial Petition Date, did Debtor receive funding for its
   business activities from ENE?                                                                             No         No S/C

23 Did Debtor transact substantially all of its business with one or more of the other Enron
   Companies?                                                                                                Yes         S/C

24 Was Debtor required to submit material transactions for approval to the ENE board, ENE Office of
   the Chair and/or ENE Risk Assessment and Control Group?                                                   Yes         S/C

25 In addition to any approvals required at the ENE level, did Debtor submit material transactions
   to its own board for approval?                                                                            No          S/C

26 Did Debtor conduct all statutorily or otherwise required board (for corporations) or
   management/partnership meetings (for limited liability companies and partnerships)?                       Yes        No S/C

27 If either of the two preceding questions were answered "yes," were the decisions substantially
   all made or meetings substantially all held by written consent?                                           Yes         S/C

28 If Debtor was formed by the Enron Companies, were all corporate formalities observed in the
   formation?                                                                                                N/A         N/A

29 Rather than settling intercompany obligations in cash, did the Debtor ever settle intercompany
   balances with Enron entities other than ENE by transferring intercompany obligations to ENE?              No         No S/C

30 As of the Initial Petition Date, was the Debtor obligated on intercompany payables to five or
   more of the other Debtors?                                                                                No         No S/C

31 As of the Initial Petition Date, was the Debtor holding intercompany receivables from five or
   more of the other Debtors?                                                                                Yes         S/C

Legend: "N/A" means not applicable, "S/C" means arguably supportive of substantive consolidation with other Debtors, and "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                      EFS I, Inc.
As of 12/2/01, Direct Subsidiary of:         EFS Holdings Inc
Business Segment as of 12/2/01:              Retail
Formed or Acquired by Enron Companies:       Acquired 1998
Debtor #                                     109

 1 As of the Initial Petition Date, was Debtor directly or indirectly wholly owned by ENE?                   Yes         S/C

 2 Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                             No         No S/C

 3 Did Debtor share office space or other facilities with ENE?                                               No         No S/C

 4 If either of the two preceding questions were answered "yes," was Debtor charged for the use of
   such legal address, office space or other facilities?                                                     N/A         N/A

 5 Prior to the Initial Petition Date, were separate books and records maintained for Debtor?                Yes        No S/C

 6 Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities as of its Petition Date?         Yes        No S/C

 7 Did Debtor file Schedules of Assets reflecting Debtor's assets as of its Petition Date?                   Yes        No S/C

 8 Was Debtor identified as legal employer of any employees?                                                 No          S/C

 9 If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was Debtor charged for
   utilizing such support services?                                                                          No          S/C

10 If Debtor utilized the services of employees of Enron Service Companies, excluding ENE, was
   Debtor charged for the use of such employees?                                                             No          S/C

11 During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of ENE?  If yes, how many individuals
   overlapped?                                                                                          Yes, 1 of 13     S/C

12 During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of Debtors other than ENE?  If yes, how
   many individuals overlapped?                                                                            Yes, 8        S/C

13 As of the Initial Petition Date, did Debtor participate in the ENE centralized cash management
   system?                                                                                                   No         No S/C

14 Was Debtor included in ENE's 2001 consolidated federal income tax returns?                                Yes         S/C

15 If required, did Debtor file separate state and local tax returns?                                        Yes        No S/C

16 Was Debtor included in ENE's consolidated publicly disseminated financial reports?                        Yes         S/C

17 Did Debtor disseminate Debtor-specific financial information such that a third party could assess
   Debtor's separate creditworthiness prior to extending credit?                                             No          S/C

18 Was Debtor given a credit rating separate and apart from ENE's credit rating?                             No          S/C

19 Did Debtor receive ENE credit support in the form of guaranties?                                          No         No S/C

20 Did Debtor receive ENE credit support in the form of an ENE guaranty of an affiliate's guaranty
   of Debtor's obligations?                                                                                  No         No S/C

21 Did Debtor receive credit support in the form of letters of credit issued by ENE on its behalf?           No         No S/C

22 In the eighteen months preceding the Initial Petition Date, did Debtor receive funding for its
   business activities from ENE?                                                                             No         No S/C

23 Did Debtor transact substantially all of its business with one or more of the other Enron
   Companies?                                                                                                Yes         S/C

24 Was Debtor required to submit material transactions for approval to the ENE board, ENE Office of
   the Chair and/or ENE Risk Assessment and Control Group?                                                   Yes         S/C

25 In addition to any approvals required at the ENE level, did Debtor submit material transactions
   to its own board for approval?                                                                            No          S/C

26 Did Debtor conduct all statutorily or otherwise required board (for corporations) or
   management/partnership meetings (for limited liability companies and partnerships)?                       Yes        No S/C

27 If either of the two preceding questions were answered "yes," were the decisions substantially
   all made or meetings substantially all held by written consent?                                           Yes         S/C

28 If Debtor was formed by the Enron Companies, were all corporate formalities observed in the
   formation?                                                                                                N/A         N/A

29 Rather than settling intercompany obligations in cash, did the Debtor ever settle intercompany
   balances with Enron entities other than ENE by transferring intercompany obligations to ENE?              No         No S/C

30 As of the Initial Petition Date, was the Debtor obligated on intercompany payables to five or
   more of the other Debtors?                                                                                No         No S/C

31 As of the Initial Petition Date, was the Debtor holding intercompany receivables from five or
   more of the other Debtors?                                                                                No         No S/C

Legend: "N/A" means not applicable, "S/C" means arguably supportive of substantive consolidation with other Debtors, and "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                      EFS II, Inc.
As of 12/2/01, Direct Subsidiary of:         Enron Facility Services
Business Segment as of 12/2/01:              Retail
Formed or Acquired by Enron Companies:       Acquired 1998
Debtor #                                     110

 1 As of the Initial Petition Date, was Debtor directly or indirectly wholly owned by ENE?                   Yes         S/C

 2 Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                             No         No S/C

 3 Did Debtor share office space or other facilities with ENE?                                               No         No S/C

 4 If either of the two preceding questions were answered "yes," was Debtor charged for the use of
   such legal address, office space or other facilities?                                                     N/A         N/A

 5 Prior to the Initial Petition Date, were separate books and records maintained for Debtor?                Yes        No S/C

 6 Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities as of its Petition Date?         Yes        No S/C

 7 Did Debtor file Schedules of Assets reflecting Debtor's assets as of its Petition Date?                   Yes        No S/C

 8 Was Debtor identified as legal employer of any employees?                                                 No          S/C

 9 If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was Debtor charged for
   utilizing such support services?                                                                          No          S/C

10 If Debtor utilized the services of employees of Enron Service Companies, excluding ENE, was
   Debtor charged for the use of such employees?                                                             No          S/C

11 During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of ENE?  If yes, how many individuals
   overlapped?                                                                                          Yes, 1 of 6      S/C

12 During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of Debtors other than ENE?  If yes, how
   many individuals overlapped?                                                                            Yes, 5        S/C

13 As of the Initial Petition Date, did Debtor participate in the ENE centralized cash management
   system?                                                                                                   No         No S/C

14 Was Debtor included in ENE's 2001 consolidated federal income tax returns?                                Yes         S/C

15 If required, did Debtor file separate state and local tax returns?                                        Yes        No S/C

16 Was Debtor included in ENE's consolidated publicly disseminated financial reports?                        Yes         S/C

17 Did Debtor disseminate Debtor-specific financial information such that a third party could assess
   Debtor's separate creditworthiness prior to extending credit?                                             No          S/C

18 Was Debtor given a credit rating separate and apart from ENE's credit rating?                             No          S/C

19 Did Debtor receive ENE credit support in the form of guaranties?                                          No         No S/C

20 Did Debtor receive ENE credit support in the form of an ENE guaranty of an affiliate's guaranty
   of Debtor's obligations?                                                                                  No         No S/C

21 Did Debtor receive credit support in the form of letters of credit issued by ENE on its behalf?           No         No S/C

22 In the eighteen months preceding the Initial Petition Date, did Debtor receive funding for its
   business activities from ENE?                                                                             Yes         S/C

23 Did Debtor transact substantially all of its business with one or more of the other Enron
   Companies?                                                                                                No         No S/C

24 Was Debtor required to submit material transactions for approval to the ENE board, ENE Office of
   the Chair and/or ENE Risk Assessment and Control Group?                                                   Yes         S/C

25 In addition to any approvals required at the ENE level, did Debtor submit material transactions
   to its own board for approval?                                                                            No          S/C

26 Did Debtor conduct all statutorily or otherwise required board (for corporations) or
   management/partnership meetings (for limited liability companies and partnerships)?                       Yes        No S/C

27 If either of the two preceding questions were answered "yes," were the decisions substantially
   all made or meetings substantially all held by written consent?                                           Yes         S/C

28 If Debtor was formed by the Enron Companies, were all corporate formalities observed in the
   formation?                                                                                                N/A         N/A

29 Rather than settling intercompany obligations in cash, did the Debtor ever settle intercompany
   balances with Enron entities other than ENE by transferring intercompany obligations to ENE?              No         No S/C

30 As of the Initial Petition Date, was the Debtor obligated on intercompany payables to five or
   more of the other Debtors?                                                                                No         No S/C

31 As of the Initial Petition Date, was the Debtor holding intercompany receivables from five or
   more of the other Debtors?                                                                                No         No S/C

Legend: "N/A" means not applicable, "S/C" means arguably supportive of substantive consolidation with other Debtors, and "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                      EFS III, Inc.
As of 12/2/01, Direct Subsidiary of:         EFS I,  Inc.
Business Segment as of 12/2/01:              Retail
Formed or Acquired by Enron Companies:       Acquired 1998
Debtor #                                     111

 1 As of the Initial Petition Date, was Debtor directly or indirectly wholly owned by ENE?                   Yes         S/C

 2 Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                             No         No S/C

 3 Did Debtor share office space or other facilities with ENE?                                               No         No S/C

 4 If either of the two preceding questions were answered "yes," was Debtor charged for the use of
   such legal address, office space or other facilities?                                                     N/A         N/A

 5 Prior to the Initial Petition Date, were separate books and records maintained for Debtor?                Yes        No S/C

 6 Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities as of its Petition Date?         Yes        No S/C

 7 Did Debtor file Schedules of Assets reflecting Debtor's assets as of its Petition Date?                   Yes        No S/C

 8 Was Debtor identified as legal employer of any employees?                                                 No          S/C

 9 If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was Debtor charged for
   utilizing such support services?                                                                          No          S/C

10 If Debtor utilized the services of employees of Enron Service Companies, excluding ENE, was
   Debtor charged for the use of such employees?                                                             No          S/C

11 During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of ENE?  If yes, how many individuals
   overlapped?                                                                                          Yes, 1 of 8      S/C

12 During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of Debtors other than ENE?  If yes, how
   many individuals overlapped?                                                                            Yes, 8        S/C

13 As of the Initial Petition Date, did Debtor participate in the ENE centralized cash management
   system?                                                                                                   No         No S/C

14 Was Debtor included in ENE's 2001 consolidated federal income tax returns?                                Yes         S/C

15 If required, did Debtor file separate state and local tax returns?                                        N/A         N/A

16 Was Debtor included in ENE's consolidated publicly disseminated financial reports?                        Yes         S/C

17 Did Debtor disseminate Debtor-specific financial information such that a third party could assess
   Debtor's separate creditworthiness prior to extending credit?                                             No          S/C

18 Was Debtor given a credit rating separate and apart from ENE's credit rating?                             No          S/C

19 Did Debtor receive ENE credit support in the form of guaranties?                                          No         No S/C

20 Did Debtor receive ENE credit support in the form of an ENE guaranty of an affiliate's guaranty
   of Debtor's obligations?                                                                                  No         No S/C

21 Did Debtor receive credit support in the form of letters of credit issued by ENE on its behalf?           No         No S/C

22 In the eighteen months preceding the Initial Petition Date, did Debtor receive funding for its
   business activities from ENE?                                                                             No         No S/C

23 Did Debtor transact substantially all of its business with one or more of the other Enron
   Companies?                                                                                                Yes         S/C

24 Was Debtor required to submit material transactions for approval to the ENE board, ENE Office of
   the Chair and/or ENE Risk Assessment and Control Group?                                                   Yes         S/C

25 In addition to any approvals required at the ENE level, did Debtor submit material transactions
   to its own board for approval?                                                                            No          S/C

26 Did Debtor conduct all statutorily or otherwise required board (for corporations) or
   management/partnership meetings (for limited liability companies and partnerships)?                       Yes        No S/C

27 If either of the two preceding questions were answered "yes," were the decisions substantially
   all made or meetings substantially all held by written consent?                                           Yes         S/C

28 If Debtor was formed by the Enron Companies, were all corporate formalities observed in the
   formation?                                                                                                N/A         N/A

29 Rather than settling intercompany obligations in cash, did the Debtor ever settle intercompany
   balances with Enron entities other than ENE by transferring intercompany obligations to ENE?              No         No S/C

30 As of the Initial Petition Date, was the Debtor obligated on intercompany payables to five or
   more of the other Debtors?                                                                                No         No S/C

31 As of the Initial Petition Date, was the Debtor holding intercompany receivables from five or
   more of the other Debtors?                                                                                No         No S/C

Legend: "N/A" means not applicable, "S/C" means arguably supportive of substantive consolidation with other Debtors, and "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                      EFS IV, Inc.
As of 12/2/01, Direct Subsidiary of:         EFS III, Inc
Business Segment as of 12/2/01:              Retail
Formed or Acquired by Enron Companies:       Acquired 1998
Debtor #                                     157

 1 As of the Initial Petition Date, was Debtor directly or indirectly wholly owned by ENE?                   Yes         S/C

 2 Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                             No         No S/C

 3 Did Debtor share office space or other facilities with ENE?                                               No         No S/C

 4 If either of the two preceding questions were answered "yes," was Debtor charged for the use of
   such legal address, office space or other facilities?                                                     N/A        N/A

 5 Prior to the Initial Petition Date, were separate books and records maintained for Debtor?                Yes        No S/C

 6 Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities as of its Petition Date?         Yes        No S/C

 7 Did Debtor file Schedules of Assets reflecting Debtor's assets as of its Petition Date?                   Yes        No S/C

 8 Was Debtor identified as legal employer of any employees?                                                 Yes        No S/C

 9 If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was Debtor charged for
   utilizing such support services?                                                                          No          S/C

10 If Debtor utilized the services of employees of Enron Service Companies, excluding ENE, was
   Debtor charged for the use of such employees?                                                             No          S/C

11 During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of ENE?  If yes, how many individuals
   overlapped?                                                                                          Yes, 1 of 6      S/C

12 During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of Debtors other than ENE?  If yes, how
   many individuals overlapped?                                                                            Yes, 5        S/C

13 As of the Initial Petition Date, did Debtor participate in the ENE centralized cash management
   system?                                                                                                   No         No S/C

14 Was Debtor included in ENE's 2001 consolidated federal income tax returns?                                Yes         S/C

15 If required, did Debtor file separate state and local tax returns?                                        Yes        No S/C

16 Was Debtor included in ENE's consolidated publicly disseminated financial reports?                        Yes         S/C

17 Did Debtor disseminate Debtor-specific financial information such that a third party could assess
   Debtor's separate creditworthiness prior to extending credit?                                             No          S/C

18 Was Debtor given a credit rating separate and apart from ENE's credit rating?                             No          S/C

19 Did Debtor receive ENE credit support in the form of guaranties?                                          No         No S/C

20 Did Debtor receive ENE credit support in the form of an ENE guaranty of an affiliate's guaranty
   of Debtor's obligations?                                                                                  No         No S/C

21 Did Debtor receive credit support in the form of letters of credit issued by ENE on its behalf?           No         No S/C

22 In the eighteen months preceding the Initial Petition Date, did Debtor receive funding for its
   business activities from ENE?                                                                             No         No S/C

23 Did Debtor transact substantially all of its business with one or more of the other Enron
   Companies?                                                                                                No         No S/C

24 Was Debtor required to submit material transactions for approval to the ENE board, ENE Office of
   the Chair and/or ENE Risk Assessment and Control Group?                                                   Yes         S/C

25 In addition to any approvals required at the ENE level, did Debtor submit material transactions
   to its own board for approval?                                                                            No          S/C

26 Did Debtor conduct all statutorily or otherwise required board (for corporations) or
   management/partnership meetings (for limited liability companies and partnerships)?                       Yes        No S/C

27 If either of the two preceding questions were answered "yes," were the decisions substantially
   all made or meetings substantially all held by written consent?                                           Yes         S/C

28 If Debtor was formed by the Enron Companies, were all corporate formalities observed in the
   formation?                                                                                                N/A         N/A

29 Rather than settling intercompany obligations in cash, did the Debtor ever settle intercompany
   balances with Enron entities other than ENE by transferring intercompany obligations to ENE?              No         No S/C

30 As of the Initial Petition Date, was the Debtor obligated on intercompany payables to five or
   more of the other Debtors?                                                                                No         No S/C

31 As of the Initial Petition Date, was the Debtor holding intercompany receivables from five or
   more of the other Debtors?                                                                                No         No S/C

Legend: "N/A" means not applicable, "S/C" means arguably supportive of substantive consolidation with other Debtors, and "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                      EFS IX, Inc.
As of 12/2/01, Direct Subsidiary of:         EFS VIII, Inc
Business Segment as of 12/2/01:              Retail
Formed or Acquired by Enron Companies:       Acquired 1998
Debtor #                                     115

 1 As of the Initial Petition Date, was Debtor directly or indirectly wholly owned by ENE?                   Yes         S/C

 2 Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                             No         No S/C

 3 Did Debtor share office space or other facilities with ENE?                                               No         No S/C

 4 If either of the two preceding questions were answered "yes," was Debtor charged for the use of
   such legal address, office space or other facilities?                                                     N/A         N/A

 5 Prior to the Initial Petition Date, were separate books and records maintained for Debtor?                Yes        No S/C

 6 Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities as of its Petition Date?         Yes        No S/C


 7 Did Debtor file Schedules of Assets reflecting Debtor's assets as of its Petition Date?                   Yes        No S/C

 8 Was Debtor identified as legal employer of any employees?                                                 No          S/C

 9 If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was Debtor charged for
   utilizing such support services?                                                                          No          S/C

10 If Debtor utilized the services of employees of Enron Service Companies, excluding ENE, was
   Debtor charged for the use of such employees?                                                             No          S/C

11 During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of ENE?  If yes, how many individuals
   overlapped?                                                                                               No         No S/C

12 During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of Debtors other than ENE?  If yes, how
   many individuals overlapped?                                                                            Yes, 3        S/C

13 As of the Initial Petition Date, did Debtor participate in the ENE centralized cash management
   system?                                                                                                   No         No S/C

14 Was Debtor included in ENE's 2001 consolidated federal income tax returns?                                Yes         S/C

15 If required, did Debtor file separate state and local tax returns?                                        N/A         N/A

16 Was Debtor included in ENE's consolidated publicly disseminated financial reports?                        Yes         S/C

17 Did Debtor disseminate Debtor-specific financial information such that a third party could assess
   Debtor's separate creditworthiness prior to extending credit?                                             No          S/C

18 Was Debtor given a credit rating separate and apart from ENE's credit rating?                             No          S/C

19 Did Debtor receive ENE credit support in the form of guaranties?                                          No         No S/C

20 Did Debtor receive ENE credit support in the form of an ENE guaranty of an affiliate's guaranty
   of Debtor's obligations?                                                                                  No         No S/C

21 Did Debtor receive credit support in the form of letters of credit issued by ENE on its behalf?           No         No S/C

22 In the eighteen months preceding the Initial Petition Date, did Debtor receive funding for its
   business activities from ENE?                                                                             No         No S/C

23 Did Debtor transact substantially all of its business with one or more of the other Enron
   Companies?                                                                                                Yes         S/C

24 Was Debtor required to submit material transactions for approval to the ENE board, ENE Office of
   the Chair and/or ENE Risk Assessment and Control Group?                                                   Yes         S/C

25 In addition to any approvals required at the ENE level, did Debtor submit material transactions
   to its own board for approval?                                                                            No          S/C

26 Did Debtor conduct all statutorily or otherwise required board (for corporations) or
   management/partnership meetings (for limited liability companies and partnerships)?                       Yes        No S/C

27 If either of the two preceding questions were answered "yes," were the decisions substantially
   all made or meetings substantially all held by written consent?                                           Yes         S/C

28 If Debtor was formed by the Enron Companies, were all corporate formalities observed in the
   formation?                                                                                                N/A         N/A

29 Rather than settling intercompany obligations in cash, did the Debtor ever settle intercompany
   balances with Enron entities other than ENE by transferring intercompany obligations to ENE?              No         No S/C

30 As of the Initial Petition Date, was the Debtor obligated on intercompany payables to five or
   more of the other Debtors?                                                                                No         No S/C

31 As of the Initial Petition Date, was the Debtor holding intercompany receivables from five or
   more of the other Debtors?                                                                                No         No S/C

Legend: "N/A" means not applicable, "S/C" means arguably supportive of substantive consolidation with other Debtors, and "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                      EFS V, Inc.
As of 12/2/01, Direct Subsidiary of:         EFS IV,  Inc
Business Segment as of 12/2/01:              Retail
Formed or Acquired by Enron Companies:       Acquired 1998
Debtor #                                     112

 1 As of the Initial Petition Date, was Debtor directly or indirectly wholly owned by ENE?                   Yes         S/C

 2 Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                             No         No S/C

 3 Did Debtor share office space or other facilities with ENE?                                               No         No S/C

 4 If either of the two preceding questions were answered "yes," was Debtor charged for the use of
   such legal address, office space or other facilities?                                                     N/A         N/A

 5 Prior to the Initial Petition Date, were separate books and records maintained for Debtor?                Yes        No S/C

 6 Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities as of its Petition Date?         Yes        No S/C

 7 Did Debtor file Schedules of Assets reflecting Debtor's assets as of its Petition Date?                   Yes        No S/C

 8 Was Debtor identified as legal employer of any employees?                                                 No          S/C

 9 If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was Debtor charged for
   utilizing such support services?                                                                          No          S/C

10 If Debtor utilized the services of employees of Enron Service Companies, excluding ENE, was
   Debtor charged for the use of such employees?                                                             No          S/C

11 During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of ENE?  If yes, how many individuals
   overlapped?                                                                                          Yes, 1 of 4      S/C

12 During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of Debtors other than ENE?  If yes, how
   many individuals overlapped?                                                                            Yes, 3        S/C

13 As of the Initial Petition Date, did Debtor participate in the ENE centralized cash management
   system?                                                                                                   No         No S/C

14 Was Debtor included in ENE's 2001 consolidated federal income tax returns?                                Yes         S/C

15 If required, did Debtor file separate state and local tax returns?                                        N/A         N/A

16 Was Debtor included in ENE's consolidated publicly disseminated financial reports?                        Yes         S/C

17 Did Debtor disseminate Debtor-specific financial information such that a third party could assess
   Debtor's separate creditworthiness prior to extending credit?                                             No          S/C

18 Was Debtor given a credit rating separate and apart from ENE's credit rating?                             No          S/C

19 Did Debtor receive ENE credit support in the form of guaranties?                                          No         No S/C

20 Did Debtor receive ENE credit support in the form of an ENE guaranty of an affiliate's guaranty
   of Debtor's obligations?                                                                                  No         No S/C

21 Did Debtor receive credit support in the form of letters of credit issued by ENE on its behalf?           No         No S/C

22 In the eighteen months preceding the Initial Petition Date, did Debtor receive funding for its
   business activities from ENE?                                                                             No         No S/C

23 Did Debtor transact substantially all of its business with one or more of the other Enron
   Companies?                                                                                                Yes         S/C

24 Was Debtor required to submit material transactions for approval to the ENE board, ENE Office of
   the Chair and/or ENE Risk Assessment and Control Group?                                                   Yes         S/C

25 In addition to any approvals required at the ENE level, did Debtor submit material transactions
   to its own board for approval?                                                                            No          S/C

26 Did Debtor conduct all statutorily or otherwise required board (for corporations) or
   management/partnership meetings (for limited liability companies and partnerships)?                       Yes        No S/C

27 If either of the two preceding questions were answered "yes," were the decisions substantially
   all made or meetings substantially all held by written consent?                                           Yes         S/C

28 If Debtor was formed by the Enron Companies, were all corporate formalities observed in the
   formation?                                                                                                N/A         N/A

29 Rather than settling intercompany obligations in cash, did the Debtor ever settle intercompany
   balances with Enron entities other than ENE by transferring intercompany obligations to ENE?              No         No S/C

30 As of the Initial Petition Date, was the Debtor obligated on intercompany payables to five or
   more of the other Debtors?                                                                                No         No S/C

31 As of the Initial Petition Date, was the Debtor holding intercompany receivables from five or
   more of the other Debtors?                                                                                No         No S/C

Legend: "N/A" means not applicable, "S/C" means arguably supportive of substantive consolidation with other Debtors, and "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                       EFS VI, L.P.
As of 12/2/01, Direct Subsidiary of:          EFS IV, Inc
Business Segment as of 12/2/01:               Retail
Formed or Acquired by Enron Companies:        Acquired 1998
Debtor #                                      113

 1 As of the Initial Petition Date, was Debtor directly or indirectly wholly owned by ENE?                   Yes         S/C

 2 Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                             No         No S/C

 3 Did Debtor share office space or other facilities with ENE?                                               No         No S/C

 4 If either of the two preceding questions were answered "yes," was Debtor charged for the use of
   such legal address, office space or other facilities?                                                     N/A         N/A

 5 Prior to the Initial Petition Date, were separate books and records maintained for Debtor?                Yes        No S/C

 6 Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities as of its Petition Date?         Yes        No S/C

 7 Did Debtor file Schedules of Assets reflecting Debtor's assets as of its Petition Date?                   Yes        No S/C

 8 Was Debtor identified as legal employer of any employees?                                                 Yes        No S/C

 9 If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was Debtor charged for
   utilizing such support services?                                                                          No          S/C

10 If Debtor utilized the services of employees of Enron Service Companies, excluding ENE, was Debtor
   charged for the use of such employees?                                                                    No          S/C

11 During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of ENE?  If yes, how many individuals
   overlapped?                                                                                               No         No S/C

12 During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of Debtors other than ENE?  If yes, how
   many individuals overlapped?                                                                              No         No S/C

13 As of the Initial Petition Date, did Debtor participate in the ENE centralized cash management
   system?                                                                                                   No         No S/C

14 Was Debtor included in ENE's 2001 consolidated federal income tax returns?                                No         No S/C

15 If required, did Debtor file separate state and local tax returns?                                        Yes        No S/C

16 Was Debtor included in ENE's consolidated publicly disseminated financial reports?                        Yes         S/C

17 Did Debtor disseminate Debtor-specific financial information such that a third party could assess
   Debtor's separate creditworthiness prior to extending credit?                                             No          S/C

18 Was Debtor given a credit rating separate and apart from ENE's credit rating?                             No          S/C

19 Did Debtor receive ENE credit support in the form of guaranties?                                          No         No S/C

20 Did Debtor receive ENE credit support in the form of an ENE guaranty of an affiliate's guaranty of
   Debtor's obligations?                                                                                     No         No S/C

21 Did Debtor receive credit support in the form of letters of credit issued by ENE on its behalf?           No         No S/C

22 In the eighteen months preceding the Initial Petition Date, did Debtor receive funding for its
   business activities from ENE?                                                                             No         No S/C

23 Did Debtor transact substantially all of its business with one or more of the other Enron
   Companies?                                                                                                Yes         S/C

24 Was Debtor required to submit material transactions for approval to the ENE board, ENE Office of
   the Chair and/or ENE Risk Assessment and Control Group?                                                   Yes         S/C

25 In addition to any approvals required at the ENE level, did Debtor submit material transactions to
   its own board for approval?                                                                               No          S/C

26 Did Debtor conduct all statutorily or otherwise required board (for corporations) or
   management/partnership meetings (for limited liability companies and partnerships)?                       Yes        No S/C

27 If either of the two preceding questions were answered "yes," were the decisions substantially all
   made or meetings substantially all held by written consent?                                               Yes         S/C

28 If Debtor was formed by the Enron Companies, were all corporate formalities observed in the
   formation?                                                                                                N/A         N/A

29 Rather than settling intercompany obligations in cash, did the Debtor ever settle intercompany
   balances with Enron entities other than ENE by transferring intercompany obligations to ENE?              No         No S/C

30 As of the Initial Petition Date, was the Debtor obligated on intercompany payables to five or more
   of the other Debtors?                                                                                     No         No S/C

31 As of the Initial Petition Date, was the Debtor holding intercompany receivables from five or more
   of the other Debtors?                                                                                     No         No S/C

Legend: "N/A" means not applicable, "S/C" means arguably supportive of substantive consolidation with other Debtors, and "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                       EFS VII, Inc.
As of 12/2/01, Direct Subsidiary of:          EFS I, Inc.
Business Segment as of 12/2/01:               Retail
Formed or Acquired by Enron Companies:        Acquired 1998
Debtor #                                      114

 1 As of the Initial Petition Date, was Debtor directly or indirectly wholly owned by ENE?                   Yes         S/C

 2 Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                             No         No S/C

 3 Did Debtor share office space or other facilities with ENE?                                               No         No S/C

 4 If either of the two preceding questions were answered "yes," was Debtor charged for the use of
   such legal address, office space or other facilities?                                                     N/A         N/A

 5 Prior to the Initial Petition Date, were separate books and records maintained for Debtor?                Yes        No S/C

 6 Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities as of its Petition Date?         Yes        No S/C

 7 Did Debtor file Schedules of Assets reflecting Debtor's assets as of its Petition Date?                   Yes        No S/C

 8 Was Debtor identified as legal employer of any employees?                                                 No          S/C

 9 If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was Debtor charged for
   utilizing such support services?                                                                          No          S/C

10 If Debtor utilized the services of employees of Enron Service Companies, excluding ENE, was Debtor
   charged for the use of such employees?                                                                    No          S/C

11 During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of ENE?  If yes, how many individuals
   overlapped?                                                                                               No         No S/C

12 During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of Debtors other than ENE?  If yes, how
   many individuals overlapped?                                                                            Yes, 5        S/C

13 As of the Initial Petition Date, did Debtor participate in the ENE centralized cash management
   system?                                                                                                   No         No S/C

14 Was Debtor included in ENE's 2001 consolidated federal income tax returns?                                Yes         S/C

15 If required, did Debtor file separate state and local tax returns?                                        N/A         N/A

16 Was Debtor included in ENE's consolidated publicly disseminated financial reports?                        Yes         S/C

17 Did Debtor disseminate Debtor-specific financial information such that a third party could assess
   Debtor's separate creditworthiness prior to extending credit?                                             No          S/C

18 Was Debtor given a credit rating separate and apart from ENE's credit rating?                             No          S/C

19 Did Debtor receive ENE credit support in the form of guaranties?                                          No         No S/C

20 Did Debtor receive ENE credit support in the form of an ENE guaranty of an affiliate's guaranty of
   Debtor's obligations?                                                                                     No         No S/C

21 Did Debtor receive credit support in the form of letters of credit issued by ENE on its behalf?           No         No S/C

22 In the eighteen months preceding the Initial Petition Date, did Debtor receive funding for its
   business activities from ENE?                                                                             No         No S/C

23 Did Debtor transact substantially all of its business with one or more of the other Enron
   Companies?                                                                                                Yes         S/C

24 Was Debtor required to submit material transactions for approval to the ENE board, ENE Office of
   the Chair and/or ENE Risk Assessment and Control Group?                                                   Yes         S/C

25 In addition to any approvals required at the ENE level, did Debtor submit material transactions to
   its own board for approval?                                                                               No          S/C

26 Did Debtor conduct all statutorily or otherwise required board (for corporations) or
   management/partnership meetings (for limited liability companies and partnerships)?                       Yes        No S/C

27 If either of the two preceding questions were answered "yes," were the decisions substantially all
   made or meetings substantially all held by written consent?                                               Yes         S/C

28 If Debtor was formed by the Enron Companies, were all corporate formalities observed in the
   formation?                                                                                                N/A         N/A

29 Rather than settling intercompany obligations in cash, did the Debtor ever settle intercompany
   balances with Enron entities other than ENE by transferring intercompany obligations to ENE?              No         No S/C

30 As of the Initial Petition Date, was the Debtor obligated on intercompany payables to five or more
   of the other Debtors?                                                                                     No         No S/C

31 As of the Initial Petition Date, was the Debtor holding intercompany receivables from five or more
   of the other Debtors?                                                                                     No         No S/C

Legend: "N/A" means not applicable, "S/C" means arguably supportive of substantive consolidation with other Debtors, and "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                       EFS VIII, Inc.
As of 12/2/01, Direct Subsidiary of:          EFS VII, Inc
Business Segment as of 12/2/01:               Retail
Formed or Acquired by Enron Companies:        Acquired 1998
Debtor #                                      158

 1 As of the Initial Petition Date, was Debtor directly or indirectly wholly owned by ENE?                   Yes         S/C

 2 Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                             No         No S/C

 3 Did Debtor share office space or other facilities with ENE?                                               No         No S/C

 4 If either of the two preceding questions were answered "yes," was Debtor charged for the use of
   such legal address, office space or other facilities?                                                     N/A         N/A

 5 Prior to the Initial Petition Date, were separate books and records maintained for Debtor?                Yes        No S/C

 6 Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities as of its Petition Date?         Yes        No S/C

 7 Did Debtor file Schedules of Assets reflecting Debtor's assets as of its Petition Date?                   Yes        No S/C

 8 Was Debtor identified as legal employer of any employees?                                                 Yes        No S/C

 9 If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was Debtor charged for
   utilizing such support services?                                                                          No          S/C

10 If Debtor utilized the services of employees of Enron Service Companies, excluding ENE, was Debtor
   charged for the use of such employees?                                                                    No          S/C

11 During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of ENE?  If yes, how many individuals
   overlapped?                                                                                               No         No S/C

12 During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of Debtors other than ENE?  If yes, how
   many individuals overlapped?                                                                            Yes, 3        S/C

13 As of the Initial Petition Date, did Debtor participate in the ENE centralized cash management
   system?                                                                                                   No         No S/C

14 Was Debtor included in ENE's 2001 consolidated federal income tax returns?                                Yes         S/C

15 If required, did Debtor file separate state and local tax returns?                                        Yes        No S/C

16 Was Debtor included in ENE's consolidated publicly disseminated financial reports?                        Yes         S/C

17 Did Debtor disseminate Debtor-specific financial information such that a third party could assess
   Debtor's separate creditworthiness prior to extending credit?                                             No          S/C

18 Was Debtor given a credit rating separate and apart from ENE's credit rating?                             No          S/C

19 Did Debtor receive ENE credit support in the form of guaranties?                                          No         No S/C

20 Did Debtor receive ENE credit support in the form of an ENE guaranty of an affiliate's guaranty of
   Debtor's obligations?                                                                                     No         No S/C

21 Did Debtor receive credit support in the form of letters of credit issued by ENE on its behalf?           No         No S/C

22 In the eighteen months preceding the Initial Petition Date, did Debtor receive funding for its
   business activities from ENE?                                                                             No         No S/C

23 Did Debtor transact substantially all of its business with one or more of the other Enron
   Companies?                                                                                                No         No S/C

24 Was Debtor required to submit material transactions for approval to the ENE board, ENE Office of
   the Chair and/or ENE Risk Assessment and Control Group?                                                   Yes         S/C

25 In addition to any approvals required at the ENE level, did Debtor submit material transactions to
   its own board for approval?                                                                               No          S/C

26 Did Debtor conduct all statutorily or otherwise required board (for corporations) or
   management/partnership meetings (for limited liability companies and partnerships)?                       Yes        No S/C

27 If either of the two preceding questions were answered "yes," were the decisions substantially all
   made or meetings substantially all held by written consent?                                               Yes         S/C

28 If Debtor was formed by the Enron Companies, were all corporate formalities observed in the
   formation?                                                                                                N/A         N/A

29 Rather than settling intercompany obligations in cash, did the Debtor ever settle intercompany
   balances with Enron entities other than ENE by transferring intercompany obligations to ENE?              No         No S/C

30 As of the Initial Petition Date, was the Debtor obligated on intercompany payables to five or more
   of the other Debtors?                                                                                     No         No S/C

31 As of the Initial Petition Date, was the Debtor holding intercompany receivables from five or more
   of the other Debtors?                                                                                     No         No S/C

Legend: "N/A" means not applicable, "S/C" means arguably supportive of substantive consolidation with other Debtors, and "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                       EFS X, Inc.
As of 12/2/01, Direct Subsidiary of:          EFS VIII, Inc
Business Segment as of 12/2/01:               Retail
Formed or Acquired by Enron Companies:        Acquired 1998
Debtor #                                      116

 1 As of the Initial Petition Date, was Debtor directly or indirectly wholly owned by ENE?                   Yes         S/C

 2 Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                             No         No S/C

 3 Did Debtor share office space or other facilities with ENE?                                               No         No S/C

 4 If either of the two preceding questions were answered "yes," was Debtor charged for the use of
   such legal address, office space or other facilities?                                                     N/A         N/A

 5 Prior to the Initial Petition Date, were separate books and records maintained for Debtor?                Yes        No S/C

 6 Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities as of its Petition Date?         Yes        No S/C

 7 Did Debtor file Schedules of Assets reflecting Debtor's assets as of its Petition Date?                   Yes        No S/C

 8 Was Debtor identified as legal employer of any employees?                                                 No          S/C

 9 If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was Debtor charged for
   utilizing such support services?                                                                          No          S/C

10 If Debtor utilized the services of employees of Enron Service Companies, excluding ENE, was Debtor
   charged for the use of such employees?                                                                    No          S/C

11 During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of ENE?  If yes, how many individuals
   overlapped?                                                                                               No         No S/C

12 During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of Debtors other than ENE?  If yes, how
   many individuals overlapped?                                                                            Yes, 3        S/C

13 As of the Initial Petition Date, did Debtor participate in the ENE centralized cash management
   system?                                                                                                   No         No S/C

14 Was Debtor included in ENE's 2001 consolidated federal income tax returns?                                Yes         S/C

15 If required, did Debtor file separate state and local tax returns?                                        Yes        No S/C

16 Was Debtor included in ENE's consolidated publicly disseminated financial reports?                        Yes         S/C

17 Did Debtor disseminate Debtor-specific financial information such that a third party could assess
   Debtor's separate creditworthiness prior to extending credit?                                             No          S/C

18 Was Debtor given a credit rating separate and apart from ENE's credit rating?                             No          S/C

19 Did Debtor receive ENE credit support in the form of guaranties?                                          No         No S/C

20 Did Debtor receive ENE credit support in the form of an ENE guaranty of an affiliate's guaranty of
   Debtor's obligations?                                                                                     No         No S/C

21 Did Debtor receive credit support in the form of letters of credit issued by ENE on its behalf?           No         No S/C

22 In the eighteen months preceding the Initial Petition Date, did Debtor receive funding for its
   business activities from ENE?                                                                             No         No S/C

23 Did Debtor transact substantially all of its business with one or more of the other Enron
   Companies?                                                                                                No         No S/C

24 Was Debtor required to submit material transactions for approval to the ENE board, ENE Office of
   the Chair and/or ENE Risk Assessment and Control Group?                                                   Yes         S/C

25 In addition to any approvals required at the ENE level, did Debtor submit material transactions to
   its own board for approval?                                                                               No          S/C

26 Did Debtor conduct all statutorily or otherwise required board (for corporations) or
   management/partnership meetings (for limited liability companies and partnerships)?                       Yes        No S/C

27 If either of the two preceding questions were answered "yes," were the decisions substantially all
   made or meetings substantially all held by written consent?                                               Yes         S/C

28 If Debtor was formed by the Enron Companies, were all corporate formalities observed in the
   formation?                                                                                                N/A         N/A

29 Rather than settling intercompany obligations in cash, did the Debtor ever settle intercompany
   balances with Enron entities other than ENE by transferring intercompany obligations to ENE?              No         No S/C

30 As of the Initial Petition Date, was the Debtor obligated on intercompany payables to five or more
   of the other Debtors?                                                                                     No         No S/C

31 As of the Initial Petition Date, was the Debtor holding intercompany receivables from five or more
   of the other Debtors?                                                                                     No         No S/C

Legend: "N/A" means not applicable, "S/C" means arguably supportive of substantive consolidation with other Debtors, and "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                       EFS XI, Inc.
As of 12/2/01, Direct Subsidiary of:          EFS VIII, Inc
Business Segment as of 12/2/01:               Retail
Formed or Acquired by Enron Companies:        Acquired 1998
Debtor #                                      117

 1 As of the Initial Petition Date, was Debtor directly or indirectly wholly owned by ENE?                   Yes         S/C

 2 Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                             No         No S/C

 3 Did Debtor share office space or other facilities with ENE?                                               No         No S/C

 4 If either of the two preceding questions were answered "yes," was Debtor charged for the use of
   such legal address, office space or other facilities?                                                     N/A         N/A

 5 Prior to the Initial Petition Date, were separate books and records maintained for Debtor?                Yes        No S/C

 6 Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities as of its Petition Date?         Yes        No S/C

 7 Did Debtor file Schedules of Assets reflecting Debtor's assets as of its Petition Date?                   Yes        No S/C

 8 Was Debtor identified as legal employer of any employees?                                                 Yes        No S/C

 9 If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was Debtor charged for
   utilizing such support services?                                                                          No          S/C

10 If Debtor utilized the services of employees of Enron Service Companies, excluding ENE, was Debtor
   charged for the use of such employees?                                                                    No          S/C

11 During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of ENE?  If yes, how many individuals
   overlapped?                                                                                               No         No S/C

12 During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of Debtors other than ENE?  If yes, how
   many individuals overlapped?                                                                            Yes, 4        S/C

13 As of the Initial Petition Date, did Debtor participate in the ENE centralized cash management
   system?                                                                                                   No         No S/C

14 Was Debtor included in ENE's 2001 consolidated federal income tax returns?                                Yes         S/C

15 If required, did Debtor file separate state and local tax returns?                                        Yes        No S/C

16 Was Debtor included in ENE's consolidated publicly disseminated financial reports?                        Yes         S/C

17 Did Debtor disseminate Debtor-specific financial information such that a third party could assess
   Debtor's separate creditworthiness prior to extending credit?                                             No          S/C

18 Was Debtor given a credit rating separate and apart from ENE's credit rating?                             No          S/C

19 Did Debtor receive ENE credit support in the form of guaranties?                                          No         No S/C

20 Did Debtor receive ENE credit support in the form of an ENE guaranty of an affiliate's guaranty of
   Debtor's obligations?                                                                                     No         No S/C

21 Did Debtor receive credit support in the form of letters of credit issued by ENE on its behalf?           No         No S/C

22 In the eighteen months preceding the Initial Petition Date, did Debtor receive funding for its
   business activities from ENE?                                                                             No         No S/C

23 Did Debtor transact substantially all of its business with one or more of the other Enron
   Companies?                                                                                                No         No S/C

24 Was Debtor required to submit material transactions for approval to the ENE board, ENE Office of
   the Chair and/or ENE Risk Assessment and Control Group?                                                   Yes         S/C

25 In addition to any approvals required at the ENE level, did Debtor submit material transactions to
   its own board for approval?                                                                               No          S/C

26 Did Debtor conduct all statutorily or otherwise required board (for corporations) or
   management/partnership meetings (for limited liability companies and partnerships)?                       Yes        No S/C

27 If either of the two preceding questions were answered "yes," were the decisions substantially all
   made or meetings substantially all held by written consent?                                               Yes         S/C

28 If Debtor was formed by the Enron Companies, were all corporate formalities observed in the
   formation?                                                                                                N/A         N/A

29 Rather than settling intercompany obligations in cash, did the Debtor ever settle intercompany
   balances with Enron entities other than ENE by transferring intercompany obligations to ENE?              No         No S/C

30 As of the Initial Petition Date, was the Debtor obligated on intercompany payables to five or more
   of the other Debtors?                                                                                     No         No S/C

31 As of the Initial Petition Date, was the Debtor holding intercompany receivables from five or more
   of the other Debtors?                                                                                     No         No S/C

Legend: "N/A" means not applicable, "S/C" means arguably supportive of substantive consolidation with other Debtors, and "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                       EFS XII, Inc.
As of 12/2/01, Direct Subsidiary of:          EFS VIII, Inc
Business Segment as of 12/2/01:               Retail
Formed or Acquired by Enron Companies:        Acquired 1998
Debtor #                                      118

 1 As of the Initial Petition Date, was Debtor directly or indirectly wholly owned by ENE?                   Yes         S/C

 2 Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                             No         No S/C

 3 Did Debtor share office space or other facilities with ENE?                                               No         No S/C

 4 If either of the two preceding questions were answered "yes," was Debtor charged for the use of
   such legal address, office space or other facilities?                                                     N/A         N/A

 5 Prior to the Initial Petition Date, were separate books and records maintained for Debtor?                Yes        No S/C

 6 Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities as of its Petition Date?         Yes        No S/C

 7 Did Debtor file Schedules of Assets reflecting Debtor's assets as of its Petition Date?                   Yes        No S/C

 8 Was Debtor identified as legal employer of any employees?                                                 No          S/C

 9 If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was Debtor charged for
   utilizing such support services?                                                                          No          S/C

10 If Debtor utilized the services of employees of Enron Service Companies, excluding ENE, was Debtor
   charged for the use of such employees?                                                                    No          S/C

11 During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of ENE?  If yes, how many individuals
   overlapped?                                                                                               No         No S/C

12 During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of Debtors other than ENE?  If yes, how
   many individuals overlapped?                                                                            Yes, 4        S/C

13 As of the Initial Petition Date, did Debtor participate in the ENE centralized cash management
   system?                                                                                                   No         No S/C

14 Was Debtor included in ENE's 2001 consolidated federal income tax returns?                                Yes         S/C

15 If required, did Debtor file separate state and local tax returns?                                        Yes        No S/C

16 Was Debtor included in ENE's consolidated publicly disseminated financial reports?                        Yes         S/C

17 Did Debtor disseminate Debtor-specific financial information such that a third party could assess
   Debtor's separate creditworthiness prior to extending credit?                                             No          S/C

18 Was Debtor given a credit rating separate and apart from ENE's credit rating?                             No          S/C

19 Did Debtor receive ENE credit support in the form of guaranties?                                          No         No S/C

20 Did Debtor receive ENE credit support in the form of an ENE guaranty of an affiliate's guaranty of
   Debtor's obligations?                                                                                     No         No S/C

21 Did Debtor receive credit support in the form of letters of credit issued by ENE on its behalf?           No         No S/C

22 In the eighteen months preceding the Initial Petition Date, did Debtor receive funding for its
   business activities from ENE?                                                                             No         No S/C

23 Did Debtor transact substantially all of its business with one or more of the other Enron
   Companies?                                                                                                No         No S/C

24 Was Debtor required to submit material transactions for approval to the ENE board, ENE Office of
   the Chair and/or ENE Risk Assessment and Control Group?                                                   Yes         S/C

25 In addition to any approvals required at the ENE level, did Debtor submit material transactions to
   its own board for approval?                                                                               Yes        No S/C

26 Did Debtor conduct all statutorily or otherwise required board (for corporations) or
   management/partnership meetings (for limited liability companies and partnerships)?                       Yes        No S/C

27 If either of the two preceding questions were answered "yes," were the decisions substantially all
   made or meetings substantially all held by written consent?                                               Yes         S/C

28 If Debtor was formed by the Enron Companies, were all corporate formalities observed in the
   formation?                                                                                                N/A         N/A

29 Rather than settling intercompany obligations in cash, did the Debtor ever settle intercompany
   balances with Enron entities other than ENE by transferring intercompany obligations to ENE?              No         No S/C

30 As of the Initial Petition Date, was the Debtor obligated on intercompany payables to five or more
   of the other Debtors?                                                                                     No         No S/C

31 As of the Initial Petition Date, was the Debtor holding intercompany receivables from five or more
   of the other Debtors?                                                                                     No         No S/C

Legend: "N/A" means not applicable, "S/C" means arguably supportive of substantive consolidation with other Debtors, and "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                       EFS XIII, Inc.
As of 12/2/01, Direct Subsidiary of:          EFS I, Inc.
Business Segment as of 12/2/01:               Retail
Formed or Acquired by Enron Companies:        Acquired 1998
Debtor #                                      159

 1 As of the Initial Petition Date, was Debtor directly or indirectly wholly owned by ENE?                   Yes         S/C

 2 Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                             No         No S/C

 3 Did Debtor share office space or other facilities with ENE?                                               No         No S/C

 4 If either of the two preceding questions were answered "yes," was Debtor charged for the use of
   such legal address, office space or other facilities?                                                     N/A         N/A

 5 Prior to the Initial Petition Date, were separate books and records maintained for Debtor?                Yes        No S/C

 6 Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities as of its Petition Date?         Yes        No S/C

 7 Did Debtor file Schedules of Assets reflecting Debtor's assets as of its Petition Date?                   Yes        No S/C

 8 Was Debtor identified as legal employer of any employees?                                                 Yes        No S/C

 9 If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was Debtor charged for
   utilizing such support services?                                                                          No          S/C

10 If Debtor utilized the services of employees of Enron Service Companies, excluding ENE, was Debtor
   charged for the use of such employees?                                                                    No          S/C

11 During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of ENE?  If yes, how many individuals
   overlapped?                                                                                               No         No S/C

12 During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of Debtors other than ENE?  If yes, how
   many individuals overlapped?                                                                              No         No S/C

13 As of the Initial Petition Date, did Debtor participate in the ENE centralized cash management
   system?                                                                                                   No         No S/C

14 Was Debtor included in ENE's 2001 consolidated federal income tax returns?                                Yes         S/C

15 If required, did Debtor file separate state and local tax returns?                                        Yes        No S/C

16 Was Debtor included in ENE's consolidated publicly disseminated financial reports?                        Yes         S/C

17 Did Debtor disseminate Debtor-specific financial information such that a third party could assess
   Debtor's separate creditworthiness prior to extending credit?                                             No          S/C

18 Was Debtor given a credit rating separate and apart from ENE's credit rating?                             No          S/C

19 Did Debtor receive ENE credit support in the form of guaranties?                                          No         No S/C

20 Did Debtor receive ENE credit support in the form of an ENE guaranty of an affiliate's guaranty of
   Debtor's obligations?                                                                                     No         No S/C

21 Did Debtor receive credit support in the form of letters of credit issued by ENE on its behalf?           No         No S/C

22 In the eighteen months preceding the Initial Petition Date, did Debtor receive funding for its
   business activities from ENE?                                                                             No         No S/C

23 Did Debtor transact substantially all of its business with one or more of the other Enron
   Companies?                                                                                                No         No S/C

24 Was Debtor required to submit material transactions for approval to the ENE board, ENE Office of
   the Chair and/or ENE Risk Assessment and Control Group?                                                   Yes         S/C

25 In addition to any approvals required at the ENE level, did Debtor submit material transactions to
   its own board for approval?                                                                               No          S/C

26 Did Debtor conduct all statutorily or otherwise required board (for corporations) or
   management/partnership meetings (for limited liability companies and partnerships)?                       Yes        No S/C

27 If either of the two preceding questions were answered "yes," were the decisions substantially all
   made or meetings substantially all held by written consent?                                               Yes         S/C

28 If Debtor was formed by the Enron Companies, were all corporate formalities observed in the
   formation?                                                                                                N/A         N/A

29 Rather than settling intercompany obligations in cash, did the Debtor ever settle intercompany
   balances with Enron entities other than ENE by transferring intercompany obligations to ENE?              No         No S/C

30 As of the Initial Petition Date, was the Debtor obligated on intercompany payables to five or more
   of the other Debtors?                                                                                     No         No S/C

31 As of the Initial Petition Date, was the Debtor holding intercompany receivables from five or more
   of the other Debtors?                                                                                     No         No S/C

Legend: "N/A" means not applicable, "S/C" means arguably supportive of substantive consolidation with other Debtors, and "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                       EFS XV, Inc.
As of 12/2/01, Direct Subsidiary of:          EFS I, Inc.
Business Segment as of 12/2/01:               Retail
Formed or Acquired by Enron Companies:        Acquired 1998
Debtor #                                      119

 1 As of the Initial Petition Date, was Debtor directly or indirectly wholly owned by ENE?                   Yes         S/C

 2 Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                             No         No S/C

 3 Did Debtor share office space or other facilities with ENE?                                               No         No S/C

 4 If either of the two preceding questions were answered "yes," was Debtor charged for the use of
   such legal address, office space or other facilities?                                                     N/A         N/A

 5 Prior to the Initial Petition Date, were separate books and records maintained for Debtor?                Yes        No S/C

 6 Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities as of its Petition Date?         Yes        No S/C

 7 Did Debtor file Schedules of Assets reflecting Debtor's assets as of its Petition Date?                   Yes        No S/C

 8 Was Debtor identified as legal employer of any employees?                                                 Yes        No S/C

 9 If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was Debtor charged for
   utilizing such support services?                                                                          No          S/C

10 If Debtor utilized the services of employees of Enron Service Companies, excluding ENE, was Debtor
   charged for the use of such employees?                                                                    No          S/C

11 During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of ENE?  If yes, how many individuals
   overlapped?                                                                                          Yes, 1 of 9      S/C

12 During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of Debtors other than ENE?  If yes, how
   many individuals overlapped?                                                                            Yes, 7        S/C

13 As of the Initial Petition Date, did Debtor participate in the ENE centralized cash management
   system?                                                                                                   No         No S/C

14 Was Debtor included in ENE's 2001 consolidated federal income tax returns?                                Yes         S/C

15 If required, did Debtor file separate state and local tax returns?                                        Yes        No S/C

16 Was Debtor included in ENE's consolidated publicly disseminated financial reports?                        Yes         S/C

17 Did Debtor disseminate Debtor-specific financial information such that a third party could assess
   Debtor's separate creditworthiness prior to extending credit?                                             No          S/C

18 Was Debtor given a credit rating separate and apart from ENE's credit rating?                             No          S/C

19 Did Debtor receive ENE credit support in the form of guaranties?                                          No         No S/C

20 Did Debtor receive ENE credit support in the form of an ENE guaranty of an affiliate's guaranty of
   Debtor's obligations?                                                                                     No         No S/C

21 Did Debtor receive credit support in the form of letters of credit issued by ENE on its behalf?           No         No S/C

22 In the eighteen months preceding the Initial Petition Date, did Debtor receive funding for its
   business activities from ENE?                                                                             No         No S/C

23 Did Debtor transact substantially all of its business with one or more of the other Enron
   Companies?                                                                                                No         No S/C

24 Was Debtor required to submit material transactions for approval to the ENE board, ENE Office of
   the Chair and/or ENE Risk Assessment and Control Group?                                                   Yes         S/C

25 In addition to any approvals required at the ENE level, did Debtor submit material transactions to
   its own board for approval?                                                                               No          S/C

26 Did Debtor conduct all statutorily or otherwise required board (for corporations) or
   management/partnership meetings (for limited liability companies and partnerships)?                       Yes        No S/C

27 If either of the two preceding questions were answered "yes," were the decisions substantially all
   made or meetings substantially all held by written consent?                                               Yes         S/C

28 If Debtor was formed by the Enron Companies, were all corporate formalities observed in the
   formation?                                                                                                N/A         N/A

29 Rather than settling intercompany obligations in cash, did the Debtor ever settle intercompany
   balances with Enron entities other than ENE by transferring intercompany obligations to ENE?              No         No S/C

30 As of the Initial Petition Date, was the Debtor obligated on intercompany payables to five or more
   of the other Debtors?                                                                                     No         No S/C

31 As of the Initial Petition Date, was the Debtor holding intercompany receivables from five or more
   of the other Debtors?                                                                                     No         No S/C

Legend: "N/A" means not applicable, "S/C" means arguably supportive of substantive consolidation with other Debtors, and "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                       EFS XVII, Inc.
As of 12/2/01, Direct Subsidiary of:          EFS XIII, Inc
Business Segment as of 12/2/01:               Retail
Formed or Acquired by Enron Companies:        Acquired 1998
Debtor #                                      120

 1 As of the Initial Petition Date, was Debtor directly or indirectly wholly owned by ENE?                   Yes         S/C

 2 Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                             No         No S/C

 3 Did Debtor share office space or other facilities with ENE?                                               No         No S/C

 4 If either of the two preceding questions were answered "yes," was Debtor charged for the use of
   such legal address, office space or other facilities?                                                     N/A         N/A

 5 Prior to the Initial Petition Date, were separate books and records maintained for Debtor?                Yes        No S/C

 6 Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities as of its Petition Date?         Yes        No S/C

 7 Did Debtor file Schedules of Assets reflecting Debtor's assets as of its Petition Date?                   Yes        No S/C

 8 Was Debtor identified as legal employer of any employees?                                                 No          S/C

 9 If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was Debtor charged for
   utilizing such support services?                                                                          No          S/C

10 If Debtor utilized the services of employees of Enron Service Companies, excluding ENE, was Debtor
   charged for the use of such employees?                                                                    No          S/C

11 During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of ENE?  If yes, how many individuals
   overlapped?                                                                                               No         No S/C

12 During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of Debtors other than ENE?  If yes, how
   many individuals overlapped?                                                                            Yes, 3        S/C

13 As of the Initial Petition Date, did Debtor participate in the ENE centralized cash management
   system?                                                                                                   No         No S/C

14 Was Debtor included in ENE's 2001 consolidated federal income tax returns?                                Yes         S/C

15 If required, did Debtor file separate state and local tax returns?                                        N/A         N/A

16 Was Debtor included in ENE's consolidated publicly disseminated financial reports?                        Yes         S/C

17 Did Debtor disseminate Debtor-specific financial information such that a third party could assess
   Debtor's separate creditworthiness prior to extending credit?                                             No          S/C

18 Was Debtor given a credit rating separate and apart from ENE's credit rating?                             No          S/C

19 Did Debtor receive ENE credit support in the form of guaranties?                                          No         No S/C

20 Did Debtor receive ENE credit support in the form of an ENE guaranty of an affiliate's guaranty of
   Debtor's obligations?                                                                                     No         No S/C

21 Did Debtor receive credit support in the form of letters of credit issued by ENE on its behalf?           No         No S/C

22 In the eighteen months preceding the Initial Petition Date, did Debtor receive funding for its
   business activities from ENE?                                                                             No         No S/C

23 Did Debtor transact substantially all of its business with one or more of the other Enron
   Companies?                                                                                                Yes         S/C

24 Was Debtor required to submit material transactions for approval to the ENE board, ENE Office of
   the Chair and/or ENE Risk Assessment and Control Group?                                                   Yes         S/C

25 In addition to any approvals required at the ENE level, did Debtor submit material transactions to
   its own board for approval?                                                                               No          S/C

26 Did Debtor conduct all statutorily or otherwise required board (for corporations) or
   management/partnership meetings (for limited liability companies and partnerships)?                       Yes        No S/C

27 If either of the two preceding questions were answered "yes," were the decisions substantially all
   made or meetings substantially all held by written consent?                                               Yes         S/C

28 If Debtor was formed by the Enron Companies, were all corporate formalities observed in the
   formation?                                                                                                N/A         N/A

29 Rather than settling intercompany obligations in cash, did the Debtor ever settle intercompany
   balances with Enron entities other than ENE by transferring intercompany obligations to ENE?              No         No S/C

30 As of the Initial Petition Date, was the Debtor obligated on intercompany payables to five or more
   of the other Debtors?                                                                                     No         No S/C

31 As of the Initial Petition Date, was the Debtor holding intercompany receivables from five or more
   of the other Debtors?                                                                                     No         No S/C

Legend: "N/A" means not applicable, "S/C" means arguably supportive of substantive consolidation with other Debtors, and "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                       EGP Fuels Company
As of 12/2/01, Direct Subsidiary of:          Enron Corp
Business Segment as of 12/2/01:               Transportation
Formed or Acquired by Enron Companies:        Formed 1992
Debtor #                                      148

 1 As of the Initial Petition Date, was Debtor directly or indirectly wholly owned by ENE?                   Yes         S/C

 2 Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                             Yes         S/C

 3 Did Debtor share office space or other facilities with ENE?                                               No         No S/C

 4 If either of the two preceding questions were answered "yes," was Debtor charged for the use of
   such legal address, office space or other facilities?                                                     No          S/C

 5 Prior to the Initial Petition Date, were separate books and records maintained for Debtor?                Yes        No S/C

 6 Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities as of its Petition Date?         Yes        No S/C

 7 Did Debtor file Schedules of Assets reflecting Debtor's assets as of its Petition Date?                   Yes        No S/C

 8 Was Debtor identified as legal employer of any employees?                                                 No          S/C

 9 If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was Debtor charged for
   utilizing such support services?                                                                          No          S/C

10 If Debtor utilized the services of employees of Enron Service Companies, excluding ENE, was
   Debtor charged for the use of such employees?                                                             Yes        No S/C

11 During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of ENE?  If yes, how many individuals
   overlapped?                                                                                               No          S/C

12 During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of Debtors other than ENE?  If yes, how
   many individuals overlapped?                                                                            Yes, 5        S/C

13 As of the Initial Petition Date, did Debtor participate in the ENE centralized cash management
   system?                                                                                                   Yes         S/C

14 Was Debtor included in ENE's 2001 consolidated federal income tax returns?                                Yes         S/C

15 If required, did Debtor file separate state and local tax returns?                                        Yes        No S/C

16 Was Debtor included in ENE's consolidated publicly disseminated financial reports?                        Yes         S/C

17 Did Debtor disseminate Debtor-specific financial information such that a third party could assess
   Debtor's separate creditworthiness prior to extending credit?                                             No          S/C

18 Was Debtor given a credit rating separate and apart from ENE's credit rating?                             No          S/C

19 Did Debtor receive ENE credit support in the form of guaranties?                                          No         No S/C

20 Did Debtor receive ENE credit support in the form of an ENE guaranty of an affiliate's guaranty
   of Debtor's obligations?                                                                                  No         No S/C

21 Did Debtor receive credit support in the form of letters of credit issued by ENE on its behalf?           No         No S/C

22 In the eighteen months preceding the Initial Petition Date, did Debtor receive funding for its
   business activities from ENE?                                                                             Yes         S/C

23 Did Debtor transact substantially all of its business with one or more of the other Enron
   Companies?                                                                                                Yes         S/C

24 Was Debtor required to submit material transactions for approval to the ENE board, ENE Office of
   the Chair and/or ENE Risk Assessment and Control Group?                                                   Yes         S/C

25 In addition to any approvals required at the ENE level, did Debtor submit material transactions
   to its own board for approval?                                                                            Yes        No S/C

26 Did Debtor conduct all statutorily or otherwise required board (for corporations) or
   management/partnership meetings (for limited liability companies and partnerships)?                       Yes        No S/C

27 If either of the two preceding questions were answered "yes," were the decisions substantially
   all made or meetings substantially all held by written consent?                                           Yes         S/C

28 If Debtor was formed by the Enron Companies, were all corporate formalities observed in the
   formation?                                                                                                Yes        No S/C

29 Rather than settling intercompany obligations in cash, did the Debtor ever settle intercompany
   balances with Enron entities other than ENE by transferring intercompany obligations to ENE?              Yes         S/C

30 As of the Initial Petition Date, was the Debtor obligated on intercompany payables to five or
   more of the other Debtors?                                                                                Yes         S/C

31 As of the Initial Petition Date, was the Debtor holding intercompany receivables from five or
   more of the other Debtors?                                                                                No         No S/C

Legend: "N/A" means not applicable, "S/C" means arguably supportive of substantive consolidation with other Debtors, and "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                                   EGS New Ventures Corp.
As of 12/2/01, Direct Subsidiary of:                      Enron North America
Business Segment as of 12/2/01:                           Wholesale
Formed or Acquired by Enron Companies:                    Formed 1993
Debtor #                                                  80

 1  As of the Initial Petition Date, was Debtor directly or indirectly wholly owned by ENE?           Yes           S/C

 2  Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                     Yes           S/C

 3  Did Debtor share office space or other facilities with ENE?                                        No         No S/C

 4  If either of the two preceding questions were answered "yes," was Debtor charged for the
    use of such legal address, office space or other facilities?                                       No           S/C

 5  Prior to the Initial Petition Date, were separate books and records maintained for Debtor?        Yes         No S/C

 6  Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities as of its
    Petition Date?                                                                                    Yes         No S/C

 7  Did Debtor file Schedules of Assets reflecting Debtor's assets as of its Petition Date?           Yes         No S/C

 8  Was Debtor identified as legal employer of any employees?                                          No           S/C

 9  If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was
    Debtor charged for utilizing such support services?                                                No           S/C

10  If Debtor utilized the services of employees of Enron Service Companies, excluding ENE,
    was Debtor charged for the use of such employees?                                                  No           S/C

11  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of ENE?  If yes, how many
    individuals overlapped?                                                                       Yes, 4 of 8       S/C

12  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of Debtors other than ENE?  If
    yes, how many individuals overlapped?                                                           Yes, 8          S/C

13  As of the Initial Petition Date, did Debtor participate in the ENE centralized cash
    management system?                                                                                 No         No S/C

14  Was Debtor included in ENE's 2001 consolidated federal income tax returns?                        Yes           S/C

15  If required, did Debtor file separate state and local tax returns?                                Yes         No S/C

16  Was Debtor included in ENE's consolidated publicly disseminated financial reports?                Yes           S/C

17  Did Debtor disseminate Debtor-specific financial information such that a third party
    could assess Debtor's separate creditworthiness prior to extending credit?                         No           S/C

18  Was Debtor given a credit rating separate and apart from ENE's credit rating?                      No           S/C

19  Did Debtor receive ENE credit support in the form of guaranties?                                   No         No S/C

20  Did Debtor receive ENE credit support in the form of an ENE guaranty of an affiliate's
    guaranty of Debtor's obligations?                                                                  No         No S/C

21  Did Debtor receive credit support in the form of letters of credit issued by ENE on its
    behalf?                                                                                            No         No S/C

22  In the eighteen months preceding the Initial Petition Date, did Debtor receive funding
    for its business activities from ENE?                                                              No         No S/C

23  Did Debtor transact substantially all of its business with one or more of the other Enron
    Companies?                                                                                        Yes           S/C

24  Was Debtor required to submit material transactions for approval to the ENE board, ENE
    Office of the Chair and/or ENE Risk Assessment and Control Group?                                 Yes           S/C

25  In addition to any approvals required at the ENE level, did Debtor submit material
    transactions to its own board for approval?                                                        No           S/C

26  Did Debtor conduct all statutorily or otherwise required board (for corporations) or
    management/partnership meetings (for limited liability companies and partnerships)?               Yes         No S/C

27  If either of the two preceding questions were answered "yes," were the decisions
    substantially all made or meetings substantially all held by written consent?                     Yes           S/C

28  If Debtor was formed by the Enron Companies, were all corporate formalities observed in
    the formation?                                                                                    Yes         No S/C

29  Rather than settling intercompany obligations in cash, did the Debtor ever settle intercompany balances with Enron entities other than ENE by transferring intercompany
    obligations to ENE?                                                                                No         No S/C

30  As of the Initial Petition Date, was the Debtor obligated on intercompany payables to
    five or more of the other Debtors?                                                                 No         No S/C

31  As of the Initial Petition Date, was the Debtor holding intercompany receivables from
    five or more of the other Debtors?                                                                 No         No S/C

Legend: "N/A" means not applicable, "S/C" means arguably supportive of substantive consolidation with other Debtors, and "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                 ENA Asset Holdings L.P.
As of 12/2/01, Direct Subsidiary of:    Peregrine I LLC - .10% LP
Business Segment as of 12/2/01:         Whitewing Associates L.P. - 99.89%
Formed or Acquired by Enron Companies:  LP Blue Heron I LLC -.01% - GP
Debtor #                                Wholesale
                                        Formed 1999
                                        14

 1  As of the Initial Petition Date, was Debtor directly or indirectly wholly owned by ENE?       Undetermined         N/A

 2  Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                     Yes              S/C

 3  Did Debtor share office space or other facilities with ENE?                                        No            No S/C

 4  If either of the two preceding questions were answered "yes," was Debtor charged for the
    use of such legal address, office space or other facilities?                                       No              S/C

 5  Prior to the Initial Petition Date, were separate books and records maintained for Debtor?        Yes            No S/C

 6  Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities as of its
    Petition Date?                                                                                    Yes            No S/C

 7  Did Debtor file Schedules of Assets reflecting Debtor's assets as of its Petition Date?           Yes            No S/C

 8  Was Debtor identified as legal employer of any employees?                                          No              S/C

 9  If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was Debtor
    charged for utilizing such support services?                                                       No              S/C

10  If Debtor utilized the services of employees of Enron Service Companies, excluding ENE,
    was Debtor charged for the use of such employees?                                                  No              S/C

11  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of ENE?  If yes, how many
    individuals overlapped?                                                                            No            No S/C

12  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of Debtors other than ENE?  If
    yes, how many individuals overlapped?                                                              No            No S/C

13  As of the Initial Petition Date, did Debtor participate in the ENE centralized cash
    management system?                                                                                 No            No S/C

14  Was Debtor included in ENE's 2001 consolidated federal income tax returns?                         No            No S/C

15  If required, did Debtor file separate state and local tax returns?                                N/A              N/A

16  Was Debtor included in ENE's consolidated publicly disseminated financial reports?                Yes              S/C

17  Did Debtor disseminate Debtor-specific financial information such that a third party
    could assess Debtor's separate creditworthiness prior to extending credit?                         No              S/C

18  Was Debtor given a credit rating separate and apart from ENE's credit rating?                      No              S/C

19  Did Debtor receive ENE credit support in the form of guaranties?                                  Yes              S/C

20  Did Debtor receive ENE credit support in the form of an ENE guaranty of an affiliate's
    guaranty of Debtor's obligations?                                                                  No            No S/C

21  Did Debtor receive credit support in the form of letters of credit issued by ENE on its
    behalf?                                                                                            No            No S/C

22  In the eighteen months preceding the Initial Petition Date, did Debtor receive funding
    for its business activities from ENE?                                                              No            No S/C

23  Did Debtor transact substantially all of its business with one or more of the other Enron
    Companies?                                                                                         No            No S/C

24  Was Debtor required to submit material transactions for approval to the ENE board, ENE
    Office of the Chair and/or ENE Risk Assessment and Control Group?                                 Yes              S/C

25  In addition to any approvals required at the ENE level, did Debtor submit material
    transactions to its own board for approval?                                                        No              S/C

26  Did Debtor conduct all statutorily or otherwise required board (for corporations) or
    management/partnership meetings (for limited liability companies and partnerships)?               Yes            No S/C

27  If either of the two preceding questions were answered "yes," were the decisions
    substantially all made or meetings substantially all held by written consent?                     Yes              S/C

28  If Debtor was formed by the Enron Companies, were all corporate formalities observed in
    the formation?                                                                                    Yes            No S/C

29  Rather than settling intercompany obligations in cash, did the Debtor ever settle intercompany balances with Enron entities other than ENE by transferring intercompany
    obligations to ENE?                                                                                No            No S/C

30  As of the Initial Petition Date, was the Debtor obligated on intercompany payables to
    five or more of the other Debtors?                                                                 No            No S/C

31  As of the Initial Petition Date, was the Debtor holding intercompany receivables from
    five or more of the other Debtors?                                                                 No            No S/C

Legend: "N/A" means not applicable, "S/C" means arguably supportive of substantive consolidation with other Debtors, and "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                               ENA Upstream Company, LLC
As of 12/2/01, Direct Subsidiary of:                  Enron North America
Business Segment as of 12/2/01:                       Wholesale
Formed or Acquired by Enron Companies:                Formed 2000
Debtor #                                              36

 1  As of the Initial Petition Date, was Debtor directly or indirectly wholly owned by ENE?          Yes               S/C

 2  Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                    Yes               S/C

 3  Did Debtor share office space or other facilities with ENE?                                       No             No S/C

 4  If either of the two preceding questions were answered "yes," was Debtor charged for the
    use of such legal address, office space or other facilities?                                      No               S/C

 5  Prior to the Initial Petition Date, were separate books and records maintained for Debtor?       Yes             No S/C

 6  Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities as of its
    Petition Date?                                                                                   Yes             No S/C

 7  Did Debtor file Schedules of Assets reflecting Debtor's assets as of its Petition Date?          Yes             No S/C

 8  Was Debtor identified as legal employer of any employees?                                         No               S/C

 9  If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was
    Debtor charged for utilizing such support services?                                               No               S/C

10  If Debtor utilized the services of employees of Enron Service Companies, excluding ENE,
    was Debtor charged for the use of such employees?                                                 No               S/C

11  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of ENE?  If yes, how many
    individuals overlapped?                                                                       Yes, 2 of 6          S/C

12  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of Debtors other than ENE?  If
    yes, how many individuals overlapped?                                                           Yes, 6             S/C

13  As of the Initial Petition Date, did Debtor participate in the ENE centralized cash
    management system?                                                                               Yes               S/C

14  Was Debtor included in ENE's 2001 consolidated federal income tax returns?                       Yes               S/C

15  If required, did Debtor file separate state and local tax returns?                               Yes             No S/C

16  Was Debtor included in ENE's consolidated publicly disseminated financial reports?               Yes               S/C

17  Did Debtor disseminate Debtor-specific financial information such that a third party
    could assess Debtor's separate creditworthiness prior to extending credit?                        No               S/C

18  Was Debtor given a credit rating separate and apart from ENE's credit rating?                     No               S/C

19  Did Debtor receive ENE credit support in the form of guaranties?                                 Yes               S/C

20  Did Debtor receive ENE credit support in the form of an ENE guaranty of an affiliate's
    guaranty of Debtor's obligations?                                                                 No             No S/C

21  Did Debtor receive credit support in the form of letters of credit issued by ENE on its
    behalf?                                                                                           No             No S/C

22  In the eighteen months preceding the Initial Petition Date, did Debtor receive funding
    for its business activities from ENE?                                                             No             No S/C

23  Did Debtor transact substantially all of its business with one or more of the other Enron
    Companies?                                                                                        No             No S/C

24  Was Debtor required to submit material transactions for approval to the ENE board, ENE
    Office of the Chair and/or ENE Risk Assessment and Control Group?                                Yes               S/C

25  In addition to any approvals required at the ENE level, did Debtor submit material
    transactions to its own board for approval?                                                       No               S/C

26  Did Debtor conduct all statutorily or otherwise required board (for corporations) or
    management/partnership meetings (for limited liability companies and partnerships)?              Yes             No S/C

27  If either of the two preceding questions were answered "yes," were the decisions
    substantially all made or meetings substantially all held by written consent?                    Yes               S/C

28  If Debtor was formed by the Enron Companies, were all corporate formalities observed in
    the formation?                                                                                   Yes             No S/C

29  Rather than settling intercompany obligations in cash, did the Debtor ever settle intercompany balances with Enron entities other than ENE by transferring intercompany
    obligations to ENE?                                                                              Yes               S/C

30  As of the Initial Petition Date, was the Debtor obligated on intercompany payables to
    five or more of the other Debtors?                                                                No             No S/C

31  As of the Initial Petition Date, was the Debtor holding intercompany receivables from
    five or more of the other Debtors?                                                                No             No S/C

Legend: "N/A" means not applicable, "S/C" means arguably supportive of substantive consolidation with other Debtors, and "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                    EnRock LP
As of 12/2/01, Direct Subsidiary of:       General Partner: Enrock Management,
Business Segment as of 12/2/01:            LLC -1% Limited Partners: CapRock
Formed or Acquired by Enron Companies:     Fiber Network, Ltd. 49.5%, ECI-Texas,
Debtor #                                   L.P. 49.5%
                                           Broadband
                                           Formed 1999
                                           88

 1  As of the Initial Petition Date, was Debtor directly or indirectly wholly owned by ENE?            No            No S/C

 2  Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                     Yes             S/C

 3  Did Debtor share office space or other facilities with ENE?                                        No            No S/C

 4  If either of the two preceding questions were answered "yes," was Debtor charged for the
    use of such legal address, office space or other facilities?                                       No             S/C

 5  Prior to the Initial Petition Date, were separate books and records maintained for Debtor?        Yes            No S/C

 6  Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities as of its
    Petition Date?                                                                                    Yes            No S/C

 7  Did Debtor file Schedules of Assets reflecting Debtor's assets as of its Petition Date?           Yes            No S/C

 8  Was Debtor identified as legal employer of any employees?                                          No              S/C

 9  If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was
    Debtor charged for utilizing such support services?                                                No              S/C

10  If Debtor utilized the services of employees of Enron Service Companies, excluding ENE,
    was Debtor charged for the use of such employees?                                                  No              S/C

11  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of ENE?  If yes, how many
    individuals overlapped?                                                                            No            No S/C

12  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of Debtors other than ENE?  If
    yes, how many individuals overlapped?                                                              No            No S/C

13  As of the Initial Petition Date, did Debtor participate in the ENE centralized cash
    management system?                                                                                 No            No S/C

14  Was Debtor included in ENE's 2001 consolidated federal income tax returns?                         No            No S/C

15  If required, did Debtor file separate state and local tax returns?                                N/A              N/A

16  Was Debtor included in ENE's consolidated publicly disseminated financial reports?                Yes              S/C

17  Did Debtor disseminate Debtor-specific financial information such that a third party
    could assess Debtor's separate creditworthiness prior to extending credit?                         No              S/C

18  Was Debtor given a credit rating separate and apart from ENE's credit rating?                      No              S/C

19  Did Debtor receive ENE credit support in the form of guaranties?                                   No            No S/C

20  Did Debtor receive ENE credit support in the form of an ENE guaranty of an affiliate's
    guaranty of Debtor's obligations?                                                                  No            No S/C

21  Did Debtor receive credit support in the form of letters of credit issued by ENE on its
    behalf?                                                                                            No            No S/C

22  In the eighteen months preceding the Initial Petition Date, did Debtor receive funding
    for its business activities from ENE?                                                              No            No S/C

23  Did Debtor transact substantially all of its business with one or more of the other Enron
    Companies?                                                                                         No            No S/C

24  Was Debtor required to submit material transactions for approval to the ENE board, ENE
    Office of the Chair and/or ENE Risk Assessment and Control Group?                                 Yes              S/C

25  In addition to any approvals required at the ENE level, did Debtor submit material
    transactions to its own board for approval?                                                        No              S/C

26  Did Debtor conduct all statutorily or otherwise required board (for corporations) or
    management/partnership meetings (for limited liability companies and partnerships)?               Yes            No S/C

27  If either of the two preceding questions were answered "yes," were the decisions
    substantially all made or meetings substantially all held by written consent?                     Yes              S/C

28  If Debtor was formed by the Enron Companies, were all corporate formalities observed in
    the formation?                                                                                    Yes            No S/C

29  Rather than settling intercompany obligations in cash, did the Debtor ever settle intercompany balances with Enron entities other than ENE by transferring intercompany
    obligations to ENE?                                                                                No            No S/C

30  As of the Initial Petition Date, was the Debtor obligated on intercompany payables to
    five or more of the other Debtors?                                                                 No            No S/C

31  As of the Initial Petition Date, was the Debtor holding intercompany receivables from
    five or more of the other Debtors?                                                                 No            No S/C

Legend: "N/A" means not applicable, "S/C" means arguably supportive of substantive consolidation with other Debtors, and "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                   EnRock Management, LLC
As of 12/2/01, Direct Subsidiary of:      Enron Broadband Services, Inc. - 50% -
Business Segment as of 12/2/01:           Managing Member* CapRock Fiber
Formed or Acquired by Enron Companies:    Network, Ltd. - 50%
Debtor #                                  Broadband
                                          Formed 1999
                                          86

 1  As of the Initial Petition Date, was Debtor directly or indirectly wholly owned by ENE?            No            No S/C

 2  Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                     Yes              S/C

 3  Did Debtor share office space or other facilities with ENE?                                        No            No S/C

 4  If either of the two preceding questions were answered "yes," was Debtor charged for the
    use of such legal address, office space or other facilities?                                       No              S/C

 5  Prior to the Initial Petition Date, were separate books and records maintained for Debtor?        Yes            No S/C

 6  Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities as of its
    Petition Date?                                                                                    Yes            No S/C

 7  Did Debtor file Schedules of Assets reflecting Debtor's assets as of its Petition Date?           Yes            No S/C

 8  Was Debtor identified as legal employer of any employees?
                                                                                                       No              S/C
 9  If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was
    Debtor charged for utilizing such support services?                                                No              S/C

10  If Debtor utilized the services of employees of Enron Service Companies, excluding ENE,
    was Debtor charged for the use of such employees?                                                  No              S/C

11  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of ENE?  If yes, how many
    individuals overlapped?                                                                            No            No S/C

12  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of Debtors other than ENE?  If
    yes, how many individuals overlapped?                                                              No            No S/C

13  As of the Initial Petition Date, did Debtor participate in the ENE centralized cash
    management system?                                                                                 No            No S/C

14  Was Debtor included in ENE's 2001 consolidated federal income tax returns?                         No            No S/C

15  If required, did Debtor file separate state and local tax returns?                                Yes            No S/C

16  Was Debtor included in ENE's consolidated publicly disseminated financial reports?                Yes              S/C

17  Did Debtor disseminate Debtor-specific financial information such that a third party
    could assess Debtor's separate creditworthiness prior to extending credit?                         No              S/C

18  Was Debtor given a credit rating separate and apart from ENE's credit rating?                      No              S/C

19  Did Debtor receive ENE credit support in the form of guaranties?                                   No            No S/C

20  Did Debtor receive ENE credit support in the form of an ENE guaranty of an affiliate's
    guaranty of Debtor's obligations?                                                                  No            No S/C

21  Did Debtor receive credit support in the form of letters of credit issued by ENE on its
    behalf?                                                                                            No            No S/C

22  In the eighteen months preceding the Initial Petition Date, did Debtor receive funding
    for its business activities from ENE?                                                              No            No S/C

23  Did Debtor transact substantially all of its business with one or more of the other Enron
    Companies?                                                                                         No            No S/C

24  Was Debtor required to submit material transactions for approval to the ENE board, ENE
    Office of the Chair and/or ENE Risk Assessment and Control Group?                                 Yes              S/C

25  In addition to any approvals required at the ENE level, did Debtor submit material
    transactions to its own board for approval?                                                        No              S/C

26  Did Debtor conduct all statutorily or otherwise required board (for corporations) or
    management/partnership meetings (for limited liability companies and partnerships)?               Yes            No S/C

27  If either of the two preceding questions were answered "yes," were the decisions
    substantially all made or meetings substantially all held by written consent?                     Yes              S/C

28  If Debtor was formed by the Enron Companies, were all corporate formalities observed in
    the formation?                                                                                    Yes            No S/C

29  Rather than settling intercompany obligations in cash, did the Debtor ever settle intercompany balances with Enron entities other than ENE by transferring intercompany
    obligations to ENE?                                                                                No            No S/C

30  As of the Initial Petition Date, was the Debtor obligated on intercompany payables to
    five or more of the other Debtors?                                                                 No            No S/C

31  As of the Initial Petition Date, was the Debtor holding intercompany receivables from
    five or more of the other Debtors?                                                                 No            No S/C

Legend: "N/A" means not applicable, "S/C" means arguably supportive of substantive consolidation with other Debtors, and "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                   Enron Acquisition III Corp.
As of 12/2/01, Direct Subsidiary of:      Enron Energy Services Operations, Inc
Business Segment as of 12/2/01:           Retail
Formed or Acquired by Enron Companies:    Acquired 1998
Debtor #                                  154

 1  As of the Initial Petition Date, was Debtor directly or indirectly wholly owned by ENE?           Yes              S/C

 2  Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                     Yes              S/C

 3  Did Debtor share office space or other facilities with ENE?                                        No            No S/C

 4  If either of the two preceding questions were answered "yes," was Debtor charged for the
    use of such legal address, office space or other facilities?                                       No              S/C

 5  Prior to the Initial Petition Date, were separate books and records maintained for Debtor?        Yes            No S/C

 6  Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities as of its
    Petition Date?                                                                                    Yes            No S/C

 7  Did Debtor file Schedules of Assets reflecting Debtor's assets as of its Petition Date?           Yes            No S/C

 8  Was Debtor identified as legal employer of any employees?                                          No              S/C

 9  If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was
    Debtor charged for utilizing such support services?                                                No              S/C

10  If Debtor utilized the services of employees of Enron Service Companies, excluding ENE,
    was Debtor charged for the use of such employees?                                                  No              S/C

11  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of ENE?  If yes, how many
    individuals overlapped?                                                                       Yes, 3 of 20         S/C

12  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of Debtors other than ENE?  If
    yes, how many individuals overlapped?                                                           Yes, 20            S/C

13  As of the Initial Petition Date, did Debtor participate in the ENE centralized cash
    management system?                                                                                Yes              S/C

14  Was Debtor included in ENE's 2001 consolidated federal income tax returns?                        Yes              S/C

15  If required, did Debtor file separate state and local tax returns?                                Yes            No S/C

16  Was Debtor included in ENE's consolidated publicly disseminated financial reports?                Yes              S/C

17  Did Debtor disseminate Debtor-specific financial information such that a third party
    could assess Debtor's separate creditworthiness prior to extending credit?                         No              S/C

18  Was Debtor given a credit rating separate and apart from ENE's credit rating?                      No              S/C

19  Did Debtor receive ENE credit support in the form of guaranties?                                   No            No S/C

20  Did Debtor receive ENE credit support in the form of an ENE guaranty of an affiliate's
    guaranty of Debtor's obligations?                                                                  No            No S/C

21  Did Debtor receive credit support in the form of letters of credit issued by ENE on its
    behalf?                                                                                            No            No S/C

22  In the eighteen months preceding the Initial Petition Date, did Debtor receive funding
    for its business activities from ENE?                                                             Yes              S/C

23  Did Debtor transact substantially all of its business with one or more of the other Enron
    Companies?                                                                                         No            No S/C

24  Was Debtor required to submit material transactions for approval to the ENE board, ENE
    Office of the Chair and/or ENE Risk Assessment and Control Group?                                 Yes              S/C

25  In addition to any approvals required at the ENE level, did Debtor submit material
    transactions to its own board for approval?                                                        No              S/C

26  Did Debtor conduct all statutorily or otherwise required board (for corporations) or
    management/partnership meetings (for limited liability companies and partnerships)?               Yes            No S/C

27  If either of the two preceding questions were answered "yes," were the decisions
    substantially all made or meetings substantially all held by written consent?                     Yes              S/C

28  If Debtor was formed by the Enron Companies, were all corporate formalities observed in
    the formation?                                                                                    N/A              N/A

29  Rather than settling intercompany obligations in cash, did the Debtor ever settle intercompany balances with Enron entities other than ENE by transferring intercompany
    obligations to ENE?                                                                               Yes              S/C

30  As of the Initial Petition Date, was the Debtor obligated on intercompany payables to
    five or more of the other Debtors?                                                                 No            No S/C

31  As of the Initial Petition Date, was the Debtor holding intercompany receivables from
    five or more of the other Debtors?                                                                 No            No S/C

Legend: "N/A" means not applicable, "S/C" means arguably supportive of substantive consolidation with other Debtors, and "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                   Enron ACS, Inc.
As of 12/2/01, Direct Subsidiary of:      LOA, Inc
Business Segment as of 12/2/01:           Wholesale
Formed or Acquired by Enron Companies:    Formed 1985
Debtor #                                  97

 1  As of the Initial Petition Date, was Debtor directly or indirectly wholly owned by ENE?           Yes              S/C

 2  Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                     Yes              S/C

 3  Did Debtor share office space or other facilities with ENE?                                        No            No S/C

 4  If either of the two preceding questions were answered "yes," was Debtor charged for the
    use of such legal address, office space or other facilities?                                       No              S/C

 5  Prior to the Initial Petition Date, were separate books and records maintained for Debtor?        Yes            No S/C

 6  Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities as of its
    Petition Date?                                                                                    Yes            No S/C

 7  Did Debtor file Schedules of Assets reflecting Debtor's assets as of its Petition Date?           Yes            No S/C

 8  Was Debtor identified as legal employer of any employees?                                          No              S/C

 9 If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was

    Debtor charged for utilizing such support services?                                                No              S/C

10  If Debtor utilized the services of employees of Enron Service Companies, excluding ENE,
    was Debtor charged for the use of such employees?                                                  No              S/C

11  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of ENE?  If yes, how many
    individuals overlapped?                                                                       Yes, 3 of 6          S/C

12  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of Debtors other than ENE?  If
    yes, how many individuals overlapped?                                                            Yes, 6            S/C

13  As of the Initial Petition Date, did Debtor participate in the ENE centralized cash
    management system?                                                                                 No            No S/C

14  Was Debtor included in ENE's 2001 consolidated federal income tax returns?                        Yes              S/C

15  If required, did Debtor file separate state and local tax returns?                                N/A              N/A

16  Was Debtor included in ENE's consolidated publicly disseminated financial reports?                Yes              S/C

17  Did Debtor disseminate Debtor-specific financial information such that a third party
    could assess Debtor's separate creditworthiness prior to extending credit?                         No              S/C

18  Was Debtor given a credit rating separate and apart from ENE's credit rating?                      No              S/C

19  Did Debtor receive ENE credit support in the form of guaranties?                                   No            No S/C

20  Did Debtor receive ENE credit support in the form of an ENE guaranty of an affiliate's
    guaranty of Debtor's obligations?                                                                  No            No S/C

21  Did Debtor receive credit support in the form of letters of credit issued by ENE on its
    behalf?                                                                                            No            No S/C

22  In the eighteen months preceding the Initial Petition Date, did Debtor receive funding
    for its business activities from ENE?                                                             Yes              S/C

23  Did Debtor transact substantially all of its business with one or more of the other Enron
    Companies?                                                                                        Yes              S/C

24  Was Debtor required to submit material transactions for approval to the ENE board, ENE
    Office of the Chair and/or ENE Risk Assessment and Control Group?                                 Yes              S/C

25  In addition to any approvals required at the ENE level, did Debtor submit material
    transactions to its own board for approval?                                                        No              S/C

26  Did Debtor conduct all statutorily or otherwise required board (for corporations) or
    management/partnership meetings (for limited liability companies and partnerships)?               Yes            No S/C

27  If either of the two preceding questions were answered "yes," were the decisions
    substantially all made or meetings substantially all held by written consent?                     Yes              S/C

28  If Debtor was formed by the Enron Companies, were all corporate formalities observed in
    the formation?                                                                                    Yes            No S/C

29  Rather than settling intercompany obligations in cash, did the Debtor ever settle intercompany balances with Enron entities other than ENE by transferring intercompany
    obligations to ENE?                                                                               Yes              S/C

30  As of the Initial Petition Date, was the Debtor obligated on intercompany payables to
    five or more of the other Debtors?                                                                 No            No S/C

31  As of the Initial Petition Date, was the Debtor holding intercompany receivables from
    five or more of the other Debtors?                                                                 No            No S/C

Legend: "N/A" means not applicable, "S/C" means arguably supportive of substantive consolidation with other Debtors, and "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                   Enron Alligator Alley Pipeline Company
As of 12/2/01, Direct Subsidiary of:      Enron Transportation Services, LLC
Business Segment as of 12/2/01:           Transportation
Formed or Acquired by Enron Companies:    Formed 2000
Debtor #                                  90

 1  As of the Initial Petition Date, was Debtor directly or indirectly wholly owned by ENE?           Yes              S/C

 2  Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                     Yes              S/C

 3  Did Debtor share office space or other facilities with ENE?                                        No            No S/C

 4  If either of the two preceding questions were answered "yes," was Debtor charged for the
    use of such legal address, office space or other facilities?                                       No              S/C

 5  Prior to the Initial Petition Date, were separate books and records maintained for Debtor?        Yes            No S/C

 6  Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities as of its
    Petition Date?                                                                                    Yes            No S/C

 7  Did Debtor file Schedules of Assets reflecting Debtor's assets as of its Petition Date?           Yes            No S/C

 8  Was Debtor identified as legal employer of any employees?                                          No              S/C

 9  If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was
    Debtor charged for utilizing such support services?                                                No              S/C

10  If Debtor utilized the services of employees of Enron Service Companies, excluding ENE,
    was Debtor charged for the use of such employees?                                                  No              S/C

11  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of ENE?  If yes, how many
    individuals overlapped?                                                                            No            No S/C

12  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of Debtors other than ENE?  If
    yes, how many individuals overlapped?                                                           Yes, 4             S/C

13  As of the Initial Petition Date, did Debtor participate in the ENE centralized cash
    management system?                                                                                 No            No S/C

14  Was Debtor included in ENE's 2001 consolidated federal income tax returns?                        Yes              S/C

15  If required, did Debtor file separate state and local tax returns?                                Yes            No S/C

16  Was Debtor included in ENE's consolidated publicly disseminated financial reports?                Yes              S/C

17  Did Debtor disseminate Debtor-specific financial information such that a third party
    could assess Debtor's separate creditworthiness prior to extending credit?                         No              S/C

18  Was Debtor given a credit rating separate and apart from ENE's credit rating?                      No              S/C

19  Did Debtor receive ENE credit support in the form of guaranties?                                   No            No S/C

20  Did Debtor receive ENE credit support in the form of an ENE guaranty of an affiliate's
    guaranty of Debtor's obligations?                                                                  No            No S/C

21  Did Debtor receive credit support in the form of letters of credit issued by ENE on its
    behalf?                                                                                            No            No S/C

22  In the eighteen months preceding the Initial Petition Date, did Debtor receive funding
    for its business activities from ENE?                                                              No            No S/C

23  Did Debtor transact substantially all of its business with one or more of the other Enron
    Companies?                                                                                        Yes              S/C

24  Was Debtor required to submit material transactions for approval to the ENE board, ENE
    Office of the Chair and/or ENE Risk Assessment and Control Group?                                 Yes              S/C

25  In addition to any approvals required at the ENE level, did Debtor submit material
    transactions to its own board for approval?                                                        No              S/C

26  Did Debtor conduct all statutorily or otherwise required board (for corporations) or
    management/partnership meetings (for limited liability companies and partnerships)?               Yes            No S/C

27  If either of the two preceding questions were answered "yes," were the decisions
    substantially all made or meetings substantially all held by written consent?                     Yes              S/C

28  If Debtor was formed by the Enron Companies, were all corporate formalities observed in
    the formation?                                                                                    Yes            No S/C

29  Rather than settling intercompany obligations in cash, did the Debtor ever settle intercompany balances with Enron entities other than ENE by transferring intercompany
    obligations to ENE?                                                                                No            No S/C

30  As of the Initial Petition Date, was the Debtor obligated on intercompany payables to
    five or more of the other Debtors?                                                                 No            No S/C

31  As of the Initial Petition Date, was the Debtor holding intercompany receivables from
    five or more of the other Debtors?                                                                 No            No S/C

Legend: "N/A" means not applicable, "S/C" means arguably supportive of substantive consolidation with other Debtors, and "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                   Enron Asia Pacific/Africa/China LLC
As of 12/2/01, Direct Subsidiary of:      Atlantic Commercial Finance Inc
Business Segment as of 12/2/01:           Wholesale
Formed or Acquired by Enron Companies:    Formed 1999
Debtor #                                  167

 1  As of the Initial Petition Date, was Debtor directly or indirectly wholly owned by ENE?           Yes              S/C

 2  Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                     Yes              S/C

 3  Did Debtor share office space or other facilities with ENE?                                        No            No S/C

 4  If either of the two preceding questions were answered "yes," was Debtor charged for the
    use of such legal address, office space or other facilities?                                      Yes            No S/C

 5  Prior to the Initial Petition Date, were separate books and records maintained for Debtor?        Yes            No S/C

 6  Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities as of its
    Petition Date?                                                                                    Yes            No S/C

 7  Did Debtor file Schedules of Assets reflecting Debtor's assets as of its Petition Date?           Yes            No S/C

 8  Was Debtor identified as legal employer of any employees?                                          No              S/C

 9  If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was
    Debtor charged for utilizing such support services?                                               Yes            No S/C

10  If Debtor utilized the services of employees of Enron Service Companies, excluding ENE,
    was Debtor charged for the use of such employees?                                                 Yes            No S/C

11  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of ENE?  If yes, how many
    individuals overlapped?                                                                       Yes, 3 of 8          S/C

12  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of Debtors other than ENE?  If
    yes, how many individuals overlapped?                                                           Yes, 8             S/C

13  As of the Initial Petition Date, did Debtor participate in the ENE centralized cash
    management system?                                                                                Yes              S/C

14  Was Debtor included in ENE's 2001 consolidated federal income tax returns?                        Yes              S/C

15  If required, did Debtor file separate state and local tax returns?                                Yes            No S/C

16  Was Debtor included in ENE's consolidated publicly disseminated financial reports?                Yes              S/C

17  Did Debtor disseminate Debtor-specific financial information such that a third party
    could assess Debtor's separate creditworthiness prior to extending credit?                         No              S/C

18  Was Debtor given a credit rating separate and apart from ENE's credit rating?                      No              S/C

19  Did Debtor receive ENE credit support in the form of guaranties?                                   No            No S/C

20  Did Debtor receive ENE credit support in the form of an ENE guaranty of an affiliate's
    guaranty of Debtor's obligations?                                                                  No            No S/C

21  Did Debtor receive credit support in the form of letters of credit issued by ENE on its
    behalf?                                                                                            No            No S/C

22  In the eighteen months preceding the Initial Petition Date, did Debtor receive funding
    for its business activities from ENE?                                                             Yes              S/C

23  Did Debtor transact substantially all of its business with one or more of the other Enron
    Companies?                                                                                        Yes              S/C

24  Was Debtor required to submit material transactions for approval to the ENE board, ENE
    Office of the Chair and/or ENE Risk Assessment and Control Group?                                 Yes              S/C

25  In addition to any approvals required at the ENE level, did Debtor submit material
    transactions to its own board for approval?                                                       Yes            No S/C

26  Did Debtor conduct all statutorily or otherwise required board (for corporations) or
    management/partnership meetings (for limited liability companies and partnerships)?               Yes            No S/C

27  If either of the two preceding questions were answered "yes," were the decisions
    substantially all made or meetings substantially all held by written consent?                     Yes              S/C

28  If Debtor was formed by the Enron Companies, were all corporate formalities observed in
    the formation?                                                                                    Yes            No S/C

29  Rather than settling intercompany obligations in cash, did the Debtor ever settle intercompany balances with Enron entities other than ENE by transferring intercompany
    obligations to ENE?                                                                               Yes              S/C

30  As of the Initial Petition Date, was the Debtor obligated on intercompany payables to
    five or more of the other Debtors?                                                                Yes              S/C

31  As of the Initial Petition Date, was the Debtor holding intercompany receivables from
    five or more of the other Debtors?                                                                Yes              S/C

Legend: "N/A" means not applicable, "S/C" means arguably supportive of substantive consolidation with other Debtors, and "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                   Enron Asset Management Resources, Inc.
As of 12/2/01, Direct Subsidiary of:      Enron Transportation Services Company
Business Segment as of 12/2/01:           Transportation
Formed or Acquired by Enron Companies:    Formed 2000
Debtor #                                  149

 1  As of the Initial Petition Date, was Debtor directly or indirectly wholly owned by ENE?           Yes           S/C

 2  Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                     Yes           S/C

 3  Did Debtor share office space or other facilities with ENE?                                       Yes           S/C

 4  If either of the two preceding questions were answered "yes," was Debtor charged for the
    use of such legal address, office space or other facilities?                                      Yes         No S/C

 5  Prior to the Initial Petition Date, were separate books and records maintained for Debtor?        Yes         No S/C

 6  Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities as of its
    Petition Date?                                                                                    Yes         No S/C

 7  Did Debtor file Schedules of Assets reflecting Debtor's assets as of its Petition Date?           Yes         No S/C

 8  Was Debtor identified as legal employer of any employees?                                         Yes         No S/C

 9  If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was
    Debtor charged for utilizing such support services?                                                No           S/C

10  If Debtor utilized the services of employees of Enron Service Companies, excluding ENE,
    was Debtor charged for the use of such employees?                                                 Yes         No S/C

11  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of ENE?  If yes, how many
    individuals overlapped?                                                                            No           S/C

12  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of Debtors other than ENE?  If
    yes, how many individuals overlapped?                                                           Yes, 5          S/C

13  As of the Initial Petition Date, did Debtor participate in the ENE centralized cash
    management system?                                                                                Yes           S/C

14  Was Debtor included in ENE's 2001 consolidated federal income tax returns?                        Yes           S/C

15  If required, did Debtor file separate state and local tax returns?                                Yes         No S/C

16  Was Debtor included in ENE's consolidated publicly disseminated financial reports?                Yes           S/C

17  Did Debtor disseminate Debtor-specific financial information such that a third party
    could assess Debtor's separate creditworthiness prior to extending credit?                         No           S/C

18  Was Debtor given a credit rating separate and apart from ENE's credit rating?                      No           S/C

19  Did Debtor receive ENE credit support in the form of guaranties?                                   No         No S/C

20  Did Debtor receive ENE credit support in the form of an ENE guaranty of an affiliate's
    guaranty of Debtor's obligations?                                                                  No         No S/C

21  Did Debtor receive credit support in the form of letters of credit issued by ENE on its
    behalf?                                                                                            No         No S/C

22  In the eighteen months preceding the Initial Petition Date, did Debtor receive funding
    for its business activities from ENE?                                                             Yes           S/C

23  Did Debtor transact substantially all of its business with one or more of the other Enron
    Companies?                                                                                        Yes           S/C

24  Was Debtor required to submit material transactions for approval to the ENE board, ENE
    Office of the Chair and/or ENE Risk Assessment and Control Group?                                 Yes           S/C

25  In addition to any approvals required at the ENE level, did Debtor submit material
    transactions to its own board for approval?                                                        No           S/C

26  Did Debtor conduct all statutorily or otherwise required board (for corporations) or
    management/partnership meetings (for limited liability companies and partnerships)?               Yes         No S/C

27  If either of the two preceding questions were answered "yes," were the decisions
    substantially all made or meetings substantially all held by written consent?                     Yes           S/C

28  If Debtor was formed by the Enron Companies, were all corporate formalities observed in
    the formation?                                                                                    Yes         No S/C

29  Rather than settling intercompany obligations in cash, did the Debtor ever settle intercompany balances with Enron entities other than ENE by transferring intercompany
    obligations to ENE?                                                                               Yes           S/C

30  As of the Initial Petition Date, was the Debtor obligated on intercompany payables to
    five or more of the other Debtors?                                                                Yes           S/C

31  As of the Initial Petition Date, was the Debtor holding intercompany receivables from
    five or more of the other Debtors?                                                                Yes           S/C

Legend: "N/A" means not applicable, "S/C" means arguably supportive of substantive consolidation with other Debtors, and "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                   Enron Brazil Power Holdings I Ltd.
As of 12/2/01, Direct Subsidiary of:      Enron South America LLC
Business Segment as of 12/2/01:           Wholesale
Formed or Acquired by Enron Companies:    Formed 1997
Debtor #                                  150

 1  As of the Initial Petition Date, was Debtor directly or indirectly wholly owned by ENE?           Yes           S/C

 2  Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                      No         No S/C

 3  Did Debtor share office space or other facilities with ENE?                                        No         No S/C

 4  If either of the two preceding questions were answered "yes," was Debtor charged for the
    use of such legal address, office space or other facilities?                                      N/A           N/A

 5  Prior to the Initial Petition Date, were separate books and records maintained for Debtor?        Yes         No S/C

 6  Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities as of its
    Petition Date?                                                                                    Yes         No S/C

 7  Did Debtor file Schedules of Assets reflecting Debtor's assets as of its Petition Date?           Yes         No S/C

 8  Was Debtor identified as legal employer of any employees?                                          No          S/C

 9  If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was
    Debtor charged for utilizing such support services?                                                No           S/C

10  If Debtor utilized the services of employees of Enron Service Companies, excluding ENE,
    was Debtor charged for the use of such employees?                                                  No           S/C

11  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of ENE?  If yes, how many
    individuals overlapped?                                                                       Yes, 1 of 7       S/C

12  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of Debtors other than ENE?  If
    yes, how many individuals overlapped?                                                           Yes, 7          S/C

13  As of the Initial Petition Date, did Debtor participate in the ENE centralized cash
    management system?                                                                                 No         No S/C

14  Was Debtor included in ENE's 2001 consolidated federal income tax returns?                         No         No S/C

15  If required, did Debtor file separate state and local tax returns?                                N/A           N/A

16  Was Debtor included in ENE's consolidated publicly disseminated financial reports?                Yes           S/C

17  Did Debtor disseminate Debtor-specific financial information such that a third party
    could assess Debtor's separate creditworthiness prior to extending credit?                         No           S/C

18  Was Debtor given a credit rating separate and apart from ENE's credit rating?                      No           S/C

19  Did Debtor receive ENE credit support in the form of guaranties?                                   No         No S/C

20  Did Debtor receive ENE credit support in the form of an ENE guaranty of an affiliate's
    guaranty of Debtor's obligations?                                                                  No         No S/C

21  Did Debtor receive credit support in the form of letters of credit issued by ENE on its
    behalf?                                                                                            No         No S/C

22  In the eighteen months preceding the Initial Petition Date, did Debtor receive funding
    for its business activities from ENE?                                                             Yes           S/C

23  Did Debtor transact substantially all of its business with one or more of the other Enron
    Companies?                                                                                        Yes           S/C

24  Was Debtor required to submit material transactions for approval to the ENE board, ENE
    Office of the Chair and/or ENE Risk Assessment and Control Group?                                 Yes           S/C

25  In addition to any approvals required at the ENE level, did Debtor submit material
    transactions to its own board for approval?                                                       Yes         No S/C

26  Did Debtor conduct all statutorily or otherwise required board (for corporations) or
    management/partnership meetings (for limited liability companies and partnerships)?               Yes         No S/C

27  If either of the two preceding questions were answered "yes," were the decisions
    substantially all made or meetings substantially all held by written consent?                     Yes           S/C

28  If Debtor was formed by the Enron Companies, were all corporate formalities observed in
    the formation?                                                                                    Yes         No S/C

29  Rather than settling intercompany obligations in cash, did the Debtor ever settle intercompany balances with Enron entities other than ENE by transferring intercompany
    obligations to ENE?                                                                                No         No S/C

30  As of the Initial Petition Date, was the Debtor obligated on intercompany payables to
    five or more of the other Debtors?                                                                 No         No S/C

31  As of the Initial Petition Date, was the Debtor holding intercompany receivables from
    five or more of the other Debtors?                                                                 No         No S/C

Legend: "N/A" means not applicable, "S/C" means arguably supportive of substantive consolidation with other Debtors, and "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                   Enron Brazil Power Holdings XI Ltd
As of 12/2/01, Direct Subsidiary of:      Atlantic Commercial Finance Inc
Business Segment as of 12/2/01:           Wholesale
Formed or Acquired by Enron Companies:    Formed 1997
Debtor #                                  131

 1  As of the Initial Petition Date, was Debtor directly or indirectly wholly owned by ENE?           Yes           S/C

 2  Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                      No         No S/C

 3  Did Debtor share office space or other facilities with ENE?                                        No         No S/C

 4  If either of the two preceding questions were answered "yes," was Debtor charged for the
    use of such legal address, office space or other facilities?                                      N/A           N/A

 5  Prior to the Initial Petition Date, were separate books and records maintained for Debtor?        Yes         No S/C

 6  Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities as of its
    Petition Date?                                                                                    Yes         No S/C

 7  Did Debtor file Schedules of Assets reflecting Debtor's assets as of its Petition Date?           Yes         No S/C

 8  Was Debtor identified as legal employer of any employees?                                          No           S/C

 9  If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was
    Debtor charged for utilizing such support services?                                                No           S/C

10  If Debtor utilized the services of employees of Enron Service Companies, excluding ENE,
    was Debtor charged for the use of such employees?                                                  No           S/C

11  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of ENE?  If yes, how many
    individuals overlapped?                                                                       Yes, 2 of 6       S/C

12  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of Debtors other than ENE?  If
    yes, how many individuals overlapped?                                                           Yes, 6          S/C

13  As of the Initial Petition Date, did Debtor participate in the ENE centralized cash
    management system?                                                                                 No         No S/C

14  Was Debtor included in ENE's 2001 consolidated federal income tax returns?                         No         No S/C

15  If required, did Debtor file separate state and local tax returns?                                N/A           N/A

16  Was Debtor included in ENE's consolidated publicly disseminated financial reports?                Yes           S/C

17  Did Debtor disseminate Debtor-specific financial information such that a third party
    could assess Debtor's separate creditworthiness prior to extending credit?                         No           S/C

18  Was Debtor given a credit rating separate and apart from ENE's credit rating?                      No           S/C

19  Did Debtor receive ENE credit support in the form of guaranties?                                   No         No S/C

20  Did Debtor receive ENE credit support in the form of an ENE guaranty of an affiliate's
    guaranty of Debtor's obligations?                                                                  No         No S/C

21  Did Debtor receive credit support in the form of letters of credit issued by ENE on its
    behalf?                                                                                            No         No S/C

22  In the eighteen months preceding the Initial Petition Date, did Debtor receive funding
    for its business activities from ENE?                                                              No         No S/C

23  Did Debtor transact substantially all of its business with one or more of the other Enron
    Companies?                                                                                        Yes           S/C

24  Was Debtor required to submit material transactions for approval to the ENE board, ENE
    Office of the Chair and/or ENE Risk Assessment and Control Group?                                 Yes           S/C

25  In addition to any approvals required at the ENE level, did Debtor submit material
    transactions to its own board for approval?                                                        No           S/C

26  Did Debtor conduct all statutorily or otherwise required board (for corporations) or
    management/partnership meetings (for limited liability companies and partnerships)?               Yes         No S/C

27  If either of the two preceding questions were answered "yes," were the decisions
    substantially all made or meetings substantially all held by written consent?                     Yes           S/C

28  If Debtor was formed by the Enron Companies, were all corporate formalities observed in
    the formation?                                                                                    Yes         No S/C

29  Rather than settling intercompany obligations in cash, did the Debtor ever settle intercompany balances with Enron entities other than ENE by transferring intercompany
    obligations to ENE?                                                                                No         No S/C

30  As of the Initial Petition Date, was the Debtor obligated on intercompany payables to
    five or more of the other Debtors?                                                                 No         No S/C

31  As of the Initial Petition Date, was the Debtor holding intercompany receivables from
    five or more of the other Debtors?                                                                 No         No S/C

Legend: "N/A" means not applicable, "S/C" means arguably supportive of substantive consolidation with other Debtors, and "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                   Enron Brazil Power Investments XI Ltd
As of 12/2/01, Direct Subsidiary of:      Enron Brazil Power Holdings XI Ltd
Business Segment as of 12/2/01:           Wholesale
Formed or Acquired by Enron Companies:    Formed 1997
Debtor #                                  137

 1  As of the Initial Petition Date, was Debtor directly or indirectly wholly owned by ENE?           Yes           S/C

 2  Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                      No         No S/C

 3  Did Debtor share office space or other facilities with ENE?                                        No         No S/C

 4  If either of the two preceding questions were answered "yes," was Debtor charged for the
    use of such legal address, office space or other facilities?                                      N/A           N/A

 5  Prior to the Initial Petition Date, were separate books and records maintained for Debtor?        Yes         No S/C

 6  Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities as of its
    Petition Date?                                                                                    Yes         No S/C

 7  Did Debtor file Schedules of Assets reflecting Debtor's assets as of its Petition Date?           Yes         No S/C

 8  Was Debtor identified as legal employer of any employees?                                          No           S/C

 9  If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was
    Debtor charged for utilizing such support services?                                                No           S/C

10  If Debtor utilized the services of employees of Enron Service Companies, excluding ENE,
    was Debtor charged for the use of such employees?                                                  No           S/C

11  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of ENE?  If yes, how many
    individuals overlapped?                                                                       Yes, 2 of 6       S/C

12  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of Debtors other than ENE?  If
    yes, how many individuals overlapped?                                                           Yes, 6          S/C

13  As of the Initial Petition Date, did Debtor participate in the ENE centralized cash
    management system?                                                                                 No         No S/C

14  Was Debtor included in ENE's 2001 consolidated federal income tax returns?                         No         No S/C

15  If required, did Debtor file separate state and local tax returns?                                N/A           N/A

16  Was Debtor included in ENE's consolidated publicly disseminated financial reports?                Yes           S/C

17  Did Debtor disseminate Debtor-specific financial information such that a third party
    could assess Debtor's separate creditworthiness prior to extending credit?                         No           S/C

18  Was Debtor given a credit rating separate and apart from ENE's credit rating?                      No           S/C

19  Did Debtor receive ENE credit support in the form of guaranties?                                   No         No S/C

20  Did Debtor receive ENE credit support in the form of an ENE guaranty of an affiliate's
    guaranty of Debtor's obligations?                                                                  No         No S/C

21  Did Debtor receive credit support in the form of letters of credit issued by ENE on its
    behalf?                                                                                            No         No S/C

22  In the eighteen months preceding the Initial Petition Date, did Debtor receive funding
    for its business activities from ENE?                                                              No         No S/C

23  Did Debtor transact substantially all of its business with one or more of the other Enron
    Companies?                                                                                        Yes           S/C

24  Was Debtor required to submit material transactions for approval to the ENE board, ENE
    Office of the Chair and/or ENE Risk Assessment and Control Group?                                 Yes           S/C

25  In addition to any approvals required at the ENE level, did Debtor submit material
    transactions to its own board for approval?                                                        No           S/C

26  Did Debtor conduct all statutorily or otherwise required board (for corporations) or
    management/partnership meetings (for limited liability companies and partnerships)?               Yes         No S/C

27  If either of the two preceding questions were answered "yes," were the decisions
    substantially all made or meetings substantially all held by written consent?                     Yes           S/C

28  If Debtor was formed by the Enron Companies, were all corporate formalities observed in
    the formation?                                                                                    Yes         No S/C

29  Rather than settling intercompany obligations in cash, did the Debtor ever settle intercompany balances with Enron entities other than ENE by transferring intercompany
    obligations to ENE?                                                                                No         No S/C

30  As of the Initial Petition Date, was the Debtor obligated on intercompany payables to
    five or more of the other Debtors?                                                                 No         No S/C

31  As of the Initial Petition Date, was the Debtor holding intercompany receivables from
    five or more of the other Debtors?                                                                 No         No S/C

Legend: "N/A" means not applicable, "S/C" means arguably supportive of substantive consolidation with other Debtors, and "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                   Enron Broadband Services, Inc.
As of 12/2/01, Direct Subsidiary of:      Enron Communications Group
Business Segment as of 12/2/01:           Broadband
Formed or Acquired by Enron Companies:    Aquired 1997
Debtor #                                  7

 1  As of the Initial Petition Date, was Debtor directly or indirectly wholly owned by ENE?           Yes           S/C

 2  Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                     Yes           S/C

 3  Did Debtor share office space or other facilities with ENE?                                       Yes           S/C

 4  If either of the two preceding questions were answered "yes," was Debtor charged for the
    use of such legal address, office space or other facilities?                                      Yes         No S/C

 5  Prior to the Initial Petition Date, were separate books and records maintained for Debtor?        Yes         No S/C

 6  Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities as of its
    Petition Date?                                                                                    Yes         No S/C

 7  Did Debtor file Schedules of Assets reflecting Debtor's assets as of its Petition Date?           Yes         No S/C

 8  Was Debtor identified as legal employer of any employees?                                         Yes         No S/C

 9  If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was
    Debtor charged for utilizing such support services?                                               Yes         No S/C

10  If Debtor utilized the services of employees of Enron Service Companies, excluding ENE,
    was Debtor charged for the use of such employees?                                                 Yes         No S/C

11  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of ENE?  If yes, how many
    individuals overlapped?                                                                       Yes, 5 of 15      S/C

12  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of Debtors other than ENE?  If
    yes, how many individuals overlapped?                                                           Yes, 13         S/C

13  As of the Initial Petition Date, did Debtor participate in the ENE centralized cash
    management system?                                                                                Yes           S/C

14  Was Debtor included in ENE's 2001 consolidated federal income tax returns?                        Yes           S/C

15  If required, did Debtor file separate state and local tax returns?                                Yes         No S/C

16  Was Debtor included in ENE's consolidated publicly disseminated financial reports?                Yes           S/C

17  Did Debtor disseminate Debtor-specific financial information such that a third party
    could assess Debtor's separate creditworthiness prior to extending credit?                         No           S/C

18  Was Debtor given a credit rating separate and apart from ENE's credit rating?                      No           S/C

19  Did Debtor receive ENE credit support in the form of guaranties?                                  Yes           S/C

20  Did Debtor receive ENE credit support in the form of an ENE guaranty of an affiliate's
    guaranty of Debtor's obligations?                                                                  No         No S/C

21  Did Debtor receive credit support in the form of letters of credit issued by ENE on its
    behalf?                                                                                           Yes           S/C

22  In the eighteen months preceding the Initial Petition Date, did Debtor receive funding
    for its business activities from ENE?                                                             Yes           S/C

23  Did Debtor transact substantially all of its business with one or more of the other Enron
    Companies?                                                                                         No         No S/C

24  Was Debtor required to submit material transactions for approval to the ENE board, ENE
    Office of the Chair and/or ENE Risk Assessment and Control Group?                                 Yes           S/C

25  In addition to any approvals required at the ENE level, did Debtor submit material
    transactions to its own board for approval?                                                       Yes         No S/C

26  Did Debtor conduct all statutorily or otherwise required board (for corporations) or
    management/partnership meetings (for limited liability companies and partnerships)?               Yes         No S/C

27  If either of the two preceding questions were answered "yes," were the decisions
    substantially all made or meetings substantially all held by written consent?                     Yes           S/C

28  If Debtor was formed by the Enron Companies, were all corporate formalities observed in
    the formation?                                                                                    Yes         No S/C

29  Rather than settling intercompany obligations in cash, did the Debtor ever settle intercompany balances with Enron entities other than ENE by transferring intercompany
    obligations to ENE?                                                                               Yes           S/C

30  As of the Initial Petition Date, was the Debtor obligated on intercompany payables to
    five or more of the other Debtors?                                                                Yes           S/C

31  As of the Initial Petition Date, was the Debtor holding intercompany receivables from
    five or more of the other Debtors?                                                                Yes           S/C

Legend: "N/A" means not applicable, "S/C" means arguably supportive of substantive consolidation with other Debtors, and "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                   Enron Broadband Services, L.P.
As of 12/2/01, Direct Subsidiary of:      Enron Bandwidth, Inc
Business Segment as of 12/2/01:           Broadband
Formed or Acquired by Enron Companies:    Formed 2000
Debtor #                                  29

 1  As of the Initial Petition Date, was Debtor directly or indirectly wholly owned by ENE?           Yes           S/C

 2  Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                     Yes           S/C

 3  Did Debtor share office space or other facilities with ENE?                                        No         No S/C

 4  If either of the two preceding questions were answered "yes," was Debtor charged for the
    use of such legal address, office space or other facilities?                                       No           S/C

 5  Prior to the Initial Petition Date, were separate books and records maintained for Debtor?        Yes         No S/C

 6  Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities as of its
    Petition Date?                                                                                    Yes         No S/C

 7  Did Debtor file Schedules of Assets reflecting Debtor's assets as of its Petition Date?           Yes         No S/C

 8  Was Debtor identified as legal employer of any employees?                                          No           S/C

 9  If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was
    Debtor charged for utilizing such support services?                                                No           S/C

10  If Debtor utilized the services of employees of Enron Service Companies, excluding ENE,
    was Debtor charged for the use of such employees?                                                  No           S/C

11  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of ENE?  If yes, how many
    individuals overlapped?                                                                            No         No S/C

12  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of Debtors other than ENE?  If
    yes, how many individuals overlapped?                                                              No         No S/C

13  As of the Initial Petition Date, did Debtor participate in the ENE centralized cash
    management system?                                                                                Yes           S/C

14  Was Debtor included in ENE's 2001 consolidated federal income tax returns?                         No         No S/C

15  If required, did Debtor file separate state and local tax returns?                                N/A           N/A

16  Was Debtor included in ENE's consolidated publicly disseminated financial reports?                Yes           S/C

17  Did Debtor disseminate Debtor-specific financial information such that a third party
    could assess Debtor's separate creditworthiness prior to extending credit?                         No           S/C

18  Was Debtor given a credit rating separate and apart from ENE's credit rating?                      No           S/C

19  Did Debtor receive ENE credit support in the form of guaranties?                                  Yes           S/C

20  Did Debtor receive ENE credit support in the form of an ENE guaranty of an affiliate's
    guaranty of Debtor's obligations?                                                                  No         No S/C

21  Did Debtor receive credit support in the form of letters of credit issued by ENE on its
    behalf?                                                                                            No         No S/C

22  In the eighteen months preceding the Initial Petition Date, did Debtor receive funding
    for its business activities from ENE?                                                             Yes           S/C

23  Did Debtor transact substantially all of its business with one or more of the other Enron
    Companies?                                                                                         No         No S/C

24  Was Debtor required to submit material transactions for approval to the ENE board, ENE
    Office of the Chair and/or ENE Risk Assessment and Control Group?                                 Yes           S/C

25  In addition to any approvals required at the ENE level, did Debtor submit material
    transactions to its own board for approval?                                                       Yes         No S/C

26  Did Debtor conduct all statutorily or otherwise required board (for corporations) or
    management/partnership meetings (for limited liability companies and partnerships)?               Yes         No S/C

27  If either of the two preceding questions were answered "yes," were the decisions
    substantially all made or meetings substantially all held by written consent?                     Yes           S/C

28  If Debtor was formed by the Enron Companies, were all corporate formalities observed in
    the formation?                                                                                    Yes         No S/C

29  Rather than settling intercompany obligations in cash, did the Debtor ever settle intercompany balances with Enron entities other than ENE by transferring intercompany
    obligations to ENE?                                                                               Yes           S/C

30  As of the Initial Petition Date, was the Debtor obligated on intercompany payables to
    five or more of the other Debtors?                                                                 No         No S/C

31  As of the Initial Petition Date, was the Debtor holding intercompany receivables from
    five or more of the other Debtors?                                                                 No         No S/C

Legend: "N/A" means not applicable, "S/C" means arguably supportive of substantive consolidation with other Debtors, and "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                   Enron Capital & Trade Resources
                                            International Corp
As of 12/2/01, Direct Subsidiary of:      Enron North America
Business Segment as of 12/2/01:           Wholesale
Formed or Acquired by Enron Companies:    Formed 1995
Debtor #                                  40

 1  As of the Initial Petition Date, was Debtor directly or indirectly wholly owned by ENE?           Yes           S/C

 2  Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                     Yes           S/C

 3  Did Debtor share office space or other facilities with ENE?                                        No         No S/C

 4  If either of the two preceding questions were answered "yes," was Debtor charged for the
    use of such legal address, office space or other facilities?                                       No           S/C

 5  Prior to the Initial Petition Date, were separate books and records maintained for Debtor?        Yes         No S/C

 6  Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities as of its
    Petition Date?                                                                                    Yes         No S/C

 7  Did Debtor file Schedules of Assets reflecting Debtor's assets as of its Petition Date?           Yes         No S/C

 8  Was Debtor identified as legal employer of any employees?                                          No           S/C

 9  If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was
    Debtor charged for utilizing such support services?                                                No           S/C

10  If Debtor utilized the services of employees of Enron Service Companies, excluding ENE,
    was Debtor charged for the use of such employees?                                                 Yes         No S/C

11  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of ENE?  If yes, how many
    individuals overlapped?                                                                       Yes, 4 of 11      S/C

12  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of Debtors other than ENE?  If
    yes, how many individuals overlapped?                                                           Yes, 9          S/C

13  As of the Initial Petition Date, did Debtor participate in the ENE centralized cash
    management system?                                                                                 No         No S/C

14  Was Debtor included in ENE's 2001 consolidated federal income tax returns?                        Yes           S/C

15  If required, did Debtor file separate state and local tax returns?                                Yes         No S/C

16  Was Debtor included in ENE's consolidated publicly disseminated financial reports?                Yes           S/C

17  Did Debtor disseminate Debtor-specific financial information such that a third party
    could assess Debtor's separate creditworthiness prior to extending credit?                         No           S/C

18  Was Debtor given a credit rating separate and apart from ENE's credit rating?                      No           S/C

19  Did Debtor receive ENE credit support in the form of guaranties?                                  Yes           S/C

20  Did Debtor receive ENE credit support in the form of an ENE guaranty of an affiliate's
    guaranty of Debtor's obligations?                                                                  No         No S/C

21  Did Debtor receive credit support in the form of letters of credit issued by ENE on its
    behalf?                                                                                           Yes           S/C

22  In the eighteen months preceding the Initial Petition Date, did Debtor receive funding
    for its business activities from ENE?                                                             Yes           S/C

23  Did Debtor transact substantially all of its business with one or more of the other Enron
    Companies?                                                                                         No         No S/C

24  Was Debtor required to submit material transactions for approval to the ENE board, ENE
    Office of the Chair and/or ENE Risk Assessment and Control Group?                                 Yes           S/C

25  In addition to any approvals required at the ENE level, did Debtor submit material
    transactions to its own board for approval?                                                       Yes         No S/C

26  Did Debtor conduct all statutorily or otherwise required board (for corporations) or
    management/partnership meetings (for limited liability companies and partnerships)?               Yes         No S/C

27  If either of the two preceding questions were answered "yes," were the decisions
    substantially all made or meetings substantially all held by written consent?                     Yes           S/C

28  If Debtor was formed by the Enron Companies, were all corporate formalities observed in
    the formation?                                                                                    Yes         No S/C

29  Rather than settling intercompany obligations in cash, did the Debtor ever settle intercompany balances with Enron entities other than ENE by transferring intercompany
    obligations to ENE?                                                                                No         No S/C

30  As of the Initial Petition Date, was the Debtor obligated on intercompany payables to
    five or more of the other Debtors?                                                                 No         No S/C

31  As of the Initial Petition Date, was the Debtor holding intercompany receivables from
    five or more of the other Debtors?                                                                 No         No S/C

Legend: "N/A" means not applicable, "S/C" means arguably supportive of substantive consolidation with other Debtors, and "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                   Enron Caribbean Basin LLC
As of 12/2/01, Direct Subsidiary of:      Atlantic Commercial Finance Inc
Business Segment as of 12/2/01:           Wholesale
Formed or Acquired by Enron Companies:    Formed 1999
Debtor #                                  177

 1  As of the Initial Petition Date, was Debtor directly or indirectly wholly owned by ENE?           Yes           S/C

 2  Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                     Yes           S/C

 3  Did Debtor share office space or other facilities with ENE?                                       Yes           S/C

 4  If either of the two preceding questions were answered "yes," was Debtor charged for the
    use of such legal address, office space or other facilities?                                      Yes         No S/C

 5  Prior to the Initial Petition Date, were separate books and records maintained for Debtor?        Yes         No S/C

 6  Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities as of its
    Petition Date?                                                                                    Yes         No S/C

 7  Did Debtor file Schedules of Assets reflecting Debtor's assets as of its Petition Date?           Yes         No S/C

 8  Was Debtor identified as legal employer of any employees?                                         Yes         No S/C

 9  If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was
    Debtor charged for utilizing such support services?                                               Yes         No S/C

10  If Debtor utilized the services of employees of Enron Service Companies, excluding ENE,
    was Debtor charged for the use of such employees?                                                 Yes         No S/C

11  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of ENE?  If yes, how many
    individuals overlapped?                                                                       Yes, 4 of 11      S/C

12  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of Debtors other than ENE?  If
    yes, how many individuals overlapped?                                                           Yes, 11         S/C

13  As of the Initial Petition Date, did Debtor participate in the ENE centralized cash
    management system?                                                                                Yes           S/C

14  Was Debtor included in ENE's 2001 consolidated federal income tax returns?                        Yes           S/C

15  If required, did Debtor file separate state and local tax returns?                                Yes         No S/C

16  Was Debtor included in ENE's consolidated publicly disseminated financial reports?                Yes           S/C

17  Did Debtor disseminate Debtor-specific financial information such that a third party
    could assess Debtor's separate creditworthiness prior to extending credit?                         No           S/C

18  Was Debtor given a credit rating separate and apart from ENE's credit rating?                      No           S/C

19  Did Debtor receive ENE credit support in the form of guaranties?                                   No         No S/C

20  Did Debtor receive ENE credit support in the form of an ENE guaranty of an affiliate's
    guaranty of Debtor's obligations?                                                                  No         No S/C

21  Did Debtor receive credit support in the form of letters of credit issued by ENE on its
    behalf?                                                                                            No         No S/C

22  In the eighteen months preceding the Initial Petition Date, did Debtor receive funding
    for its business activities from ENE?                                                             Yes           S/C

23  Did Debtor transact substantially all of its business with one or more of the other Enron
    Companies?                                                                                        Yes           S/C

24  Was Debtor required to submit material transactions for approval to the ENE board, ENE
    Office of the Chair and/or ENE Risk Assessment and Control Group?                                 Yes           S/C

25  In addition to any approvals required at the ENE level, did Debtor submit material
    transactions to its own board for approval?                                                       Yes         No S/C

26  Did Debtor conduct all statutorily or otherwise required board (for corporations) or
    management/partnership meetings (for limited liability companies and partnerships)?               Yes         No S/C

27  If either of the two preceding questions were answered "yes," were the decisions
    substantially all made or meetings substantially all held by written consent?                     Yes           S/C

28  If Debtor was formed by the Enron Companies, were all corporate formalities observed in
    the formation?                                                                                    Yes         No S/C

29  Rather than settling intercompany obligations in cash, did the Debtor ever settle intercompany balances with Enron entities other than ENE by transferring intercompany
    obligations to ENE?                                                                               Yes           S/C

30  As of the Initial Petition Date, was the Debtor obligated on intercompany payables to
    five or more of the other Debtors?                                                                Yes           S/C

31  As of the Initial Petition Date, was the Debtor holding intercompany receivables from
    five or more of the other Debtors?                                                                Yes           S/C

Legend: "N/A" means not applicable, "S/C" means arguably supportive of substantive consolidation with other Debtors, and "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                           Enron Caribe VI Holdings Ltd.
As of 12/2/01, Direct Subsidiary of:              Enron Caribbean Basin LLC
Business Segment as of 12/2/01:                   Wholesale
Formed or Acquired by Enron Companies:            Formed 1998
Debtor #                                          135

 1 As of the Initial Petition Date, was Debtor directly or indirectly wholly owned by ENE?          Yes           S/C

 2 Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                     No          No S/C

 3 Did Debtor share office space or other facilities with ENE?                                       No          No S/C

 4 If either of the two preceding questions were answered "yes," was Debtor charged for the
   use of such legal address, office space or other facilities?                                     N/A           N/A

 5 Prior to the Initial Petition Date, were separate books and records maintained for Debtor?       Yes          No S/C

 6 Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities as of its
   Petition Date?                                                                                   Yes          No S/C

 7 Did Debtor file Schedules of Assets reflecting Debtor's assets as of its Petition Date?          Yes          No S/C

 8 Was Debtor identified as legal employer of any employees?                                         No           S/C

 9 If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was
   Debtor charged for utilizing such support services?                                               No           S/C

10 If Debtor utilized the services of employees of Enron Service Companies, excluding ENE,
   was Debtor charged for the use of such employees?                                                 No           S/C

11 During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of ENE?  If yes, how many
   individuals overlapped?                                                                      Yes, 2 of 8       S/C

12 During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of Debtors other than ENE?  If
   yes, how many individuals overlapped?                                                          Yes, 8          S/C

13 As of the Initial Petition Date, did Debtor participate in the ENE centralized cash
   management system?                                                                                No          No S/C

14 Was Debtor included in ENE's 2001 consolidated federal income tax returns?                        No          No S/C

15 If required, did Debtor file separate state and local tax returns?                               N/A           N/A

16 Was Debtor included in ENE's consolidated publicly disseminated financial reports?               Yes           S/C

17 Did Debtor disseminate Debtor-specific financial information such that a third party could
   assess Debtor's separate creditworthiness prior to extending credit?                              No           S/C

18 Was Debtor given a credit rating separate and apart from ENE's credit rating?                     No           S/C

19 Did Debtor receive ENE credit support in the form of guaranties?                                  No          No S/C

20 Did Debtor receive ENE credit support in the form of an ENE guaranty of an affiliate's
   guaranty of Debtor's obligations?                                                                 No          No S/C

21 Did Debtor receive credit support in the form of letters of credit issued by ENE on its
   behalf?                                                                                           No          No S/C

22 In the eighteen months preceding the Initial Petition Date, did Debtor receive funding for
   its business activities from ENE?                                                                 No          No S/C

23 Did Debtor transact substantially all of its business with one or more of the other Enron
   Companies?                                                                                       Yes           S/C

24 Was Debtor required to submit material transactions for approval to the ENE board, ENE
   Office of the Chair and/or ENE Risk Assessment and Control Group?                                Yes           S/C

25 In addition to any approvals required at the ENE level, did Debtor submit material
   transactions to its own board for approval?                                                       No           S/C

26 Did Debtor conduct all statutorily or otherwise required board (for corporations) or
   management/partnership meetings (for limited liability companies and partnerships)?              Yes          No S/C

27 If either of the two preceding questions were answered "yes," were the decisions
   substantially all made or meetings substantially all held by written consent?                    Yes           S/C

28 If Debtor was formed by the Enron Companies, were all corporate formalities observed in
   the formation?                                                                                   Yes          No S/C

29 Rather than settling intercompany obligations in cash, did the Debtor ever settle intercompany balances with Enron entities other than ENE by transferring intercompany
   obligations to ENE?                                                                               No          No S/C

30 As of the Initial Petition Date, was the Debtor obligated on intercompany payables to five
   or more of the other Debtors?                                                                     No          No S/C

31 As of the Initial Petition Date, was the Debtor holding intercompany receivables from five
   or more of the other Debtors?                                                                     No          No S/C

Legend: "N/A" means not applicable, "S/C" means arguably supportive of substantive consolidation with other Debtors, and "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                           Enron Commercial Finance Ltd.
As of 12/2/01, Direct Subsidiary of:              52% owned by Tombstone Assets,
                                                  LLC and 48% owned by Enron
                                                  Global Equity Ltd
Business Segment as of 12/2/01:                   Wholesale
Formed or Acquired by Enron Companies:            Formed 1995
Debtor #                                          144

 1 As of the Initial Petition Date, was Debtor directly or indirectly wholly owned by ENE?           Yes         S/C

 2 Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                      No        No S/C

 3 Did Debtor share office space or other facilities with ENE?                                        No        No S/C

 4 If either of the two preceding questions were answered "yes," was Debtor charged for the
   use of such legal address, office space or other facilities?                                      N/A         N/A

 5 Prior to the Initial Petition Date, were separate books and records maintained for Debtor?        Yes        No S/C

 6 Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities as of its
   Petition Date?                                                                                    Yes        No S/C

 7 Did Debtor file Schedules of Assets reflecting Debtor's assets as of its Petition Date?           Yes        No S/C

 8 Was Debtor identified as legal employer of any employees?                                          No         S/C

 9 If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was
   Debtor charged for utilizing such support services?                                                No         S/C

10 If Debtor utilized the services of employees of Enron Service Companies, excluding ENE,
   was Debtor charged for the use of such employees?                                                  No         S/C

11 During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of ENE?  If yes, how many
   individuals overlapped?                                                                       Yes, 2 of 7     S/C

12 During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of Debtors other than ENE?  If
   yes, how many individuals overlapped?                                                           Yes, 7        S/C

13 As of the Initial Petition Date, did Debtor participate in the ENE centralized cash
   management system?                                                                                 No        No S/C

14 Was Debtor included in ENE's 2001 consolidated federal income tax returns?                         No        No S/C

15 If required, did Debtor file separate state and local tax returns?                                N/A         N/A

16 Was Debtor included in ENE's consolidated publicly disseminated financial reports?                Yes         S/C

17 Did Debtor disseminate Debtor-specific financial information such that a third party
   could assess Debtor's separate creditworthiness prior to extending credit?                        No          S/C

18 Was Debtor given a credit rating separate and apart from ENE's credit rating?                     No          S/C

19 Did Debtor receive ENE credit support in the form of guaranties?                                 Yes          S/C

20 Did Debtor receive ENE credit support in the form of an ENE guaranty of an affiliate's
   guaranty of Debtor's obligations?                                                                 No         No S/C

21 Did Debtor receive credit support in the form of letters of credit issued by ENE on its
   behalf?                                                                                           No         No S/C

22 In the eighteen months preceding the Initial Petition Date, did Debtor receive funding
   for its business activities from ENE?                                                             No         No S/C

23 Did Debtor transact substantially all of its business with one or more of the other Enron
   Companies?                                                                                       Yes          S/C

24 Was Debtor required to submit material transactions for approval to the ENE board, ENE
   Office of the Chair and/or ENE Risk Assessment and Control Group?                                Yes          S/C

25 In addition to any approvals required at the ENE level, did Debtor submit material
   transactions to its own board for approval?                                                       No          S/C

26 Did Debtor conduct all statutorily or otherwise required board (for corporations) or
   management/partnership meetings (for limited liability companies and partnerships)?              Yes         No S/C

27 If either of the two preceding questions were answered "yes," were the decisions
   substantially all made or meetings substantially all held by written consent?                    Yes          S/C

28 If Debtor was formed by the Enron Companies, were all corporate formalities observed in
   the formation?                                                                                   Yes         No S/C

29 Rather than settling intercompany obligations in cash, did the Debtor ever settle intercompany balances with Enron entities other than ENE by transferring intercompany
   obligations to ENE?                                                                               No         No S/C

30 As of the Initial Petition Date, was the Debtor obligated on intercompany payables to
   five or more of the other Debtors?                                                                No         No S/C

31 As of the Initial Petition Date, was the Debtor holding intercompany receivables from
   five or more of the other Debtors?                                                               Yes          S/C

Legend: "N/A" means not applicable, "S/C" means arguably supportive of substantive consolidation with other Debtors, and "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                        Enron Communications Group, Inc.
As of 12/2/01, Direct Subsidiary of:           Enron Corp.
Business Segment as of 12/2/01:                Broadband
Formed or Acquired by Enron Companies:         Acquired 1997
Debtor #                                       85

 1 As of the Initial Petition Date, was Debtor directly or indirectly wholly owned by ENE?        Yes          S/C

 2 Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                   No         No S/C

 3 Did Debtor share office space or other facilities with ENE?                                     No         No S/C

 4 If either of the two preceding questions were answered "yes," was Debtor charged for the
   use of such legal address, office space or other facilities?                                   N/A          N/A

 5 Prior to the Initial Petition Date, were separate books and records maintained for Debtor?     Yes         No S/C

 6 Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities as of its
   Petition Date?                                                                                 Yes         No S/C

 7 Did Debtor file Schedules of Assets reflecting Debtor's assets as of its Petition Date?        Yes         No S/C

 8 Was Debtor identified as legal employer of any employees?                                       No          S/C

 9 If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was
   Debtor charged for utilizing such support services?                                             No          S/C

10 If Debtor utilized the services of employees of Enron Service Companies, excluding ENE,
   was Debtor charged for the use of such employees?                                               No          S/C

11 During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of ENE?  If yes, how many
   individuals overlapped?                                                                    Yes, 3 of 8      S/C

12 During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of Debtors other than ENE?  If
   yes, how many individuals overlapped?                                                         Yes, 8        S/C

13 As of the Initial Petition Date, did Debtor participate in the ENE centralized cash
   management system?                                                                             No          No S/C

14 Was Debtor included in ENE's 2001 consolidated federal income tax returns?                     Yes          S/C

15 If required, did Debtor file separate state and local tax returns?                             N/A          N/A

16 Was Debtor included in ENE's consolidated publicly disseminated financial reports?             Yes          S/C

17 Did Debtor disseminate Debtor-specific financial information such that a third party
   could assess Debtor's separate creditworthiness prior to extending credit?                     No           S/C

18 Was Debtor given a credit rating separate and apart from ENE's credit rating?                  No           S/C

19 Did Debtor receive ENE credit support in the form of guaranties?                               No          No S/C

20 Did Debtor receive ENE credit support in the form of an ENE guaranty of an affiliate's
   guaranty of Debtor's obligations?                                                              No          No S/C

21 Did Debtor receive credit support in the form of letters of credit issued by ENE on its
   behalf?                                                                                        No          No S/C

22 In the eighteen months preceding the Initial Petition Date, did Debtor receive funding
   for its business activities from ENE?                                                         Yes            S/C

23 Did Debtor transact substantially all of its business with one or more of the other Enron
   Companies?                                                                                     No          No S/C

24 Was Debtor required to submit material transactions for approval to the ENE board, ENE
   Office of the Chair and/or ENE Risk Assessment and Control Group?                             Yes           S/C

25 In addition to any approvals required at the ENE level, did Debtor submit material
   transactions to its own board for approval?                                                   Yes          No S/C

26 Did Debtor conduct all statutorily or otherwise required board (for corporations) or
   management/partnership meetings (for limited liability companies and partnerships)?           Yes          No S/C

27 If either of the two preceding questions were answered "yes," were the decisions
   substantially all made or meetings substantially all held by written consent?                 Yes           S/C

28 If Debtor was formed by the Enron Companies, were all corporate formalities observed in
   the formation?                                                                                N/A           N/A

29 Rather than settling intercompany obligations in cash, did the Debtor ever settle intercompany balances with Enron entities other than ENE by transferring intercompany
   obligations to ENE?                                                                            No          No S/C

30 As of the Initial Petition Date, was the Debtor obligated on intercompany payables to
   five or more of the other Debtors?                                                             No          No S/C

31 As of the Initial Petition Date, was the Debtor holding intercompany receivables from
   five or more of the other Debtors?                                                             No          No S/C

Legend: "N/A" means not applicable, "S/C" means arguably supportive of substantive consolidation with other Debtors, and "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                       Enron Communications Leasing Corp.
As of 12/2/01, Direct Subsidiary of:          Enron Broadband Services, Inc
Business Segment as of 12/2/01:               Broadband
Formed or Acquired by Enron Companies:        Formed 1999
Debtor #                                      41

 1 As of the Initial Petition Date, was Debtor directly or indirectly wholly owned by ENE?          Yes          S/C

 2 Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                     No         No S/C

 3 Did Debtor share office space or other facilities with ENE?                                       No         No S/C

 4 If either of the two preceding questions were answered "yes," was Debtor charged for the
   use of such legal address, office space or other facilities?                                     N/A          N/A

 5 Prior to the Initial Petition Date, were separate books and records maintained for Debtor?       Yes         No S/C

 6 Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities as of its
   Petition Date?                                                                                   Yes         No S/C

 7 Did Debtor file Schedules of Assets reflecting Debtor's assets as of its Petition Date?          Yes         No S/C

 8 Was Debtor identified as legal employer of any employees?                                        Yes         No S/C

 9 If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was
   Debtor charged for utilizing such support services?                                               No          S/C

10 If Debtor utilized the services of employees of Enron Service Companies, excluding ENE,
   was Debtor charged for the use of such employees?                                                Yes         No S/C

11 During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of ENE?  If yes, how many
   individuals overlapped?                                                                     Yes, 3 of 9       S/C

12 During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of Debtors other than ENE?  If
   yes, how many individuals overlapped?                                                          Yes, 9         S/C

13 As of the Initial Petition Date, did Debtor participate in the ENE centralized cash
   management system?                                                                               Yes          S/C

14 Was Debtor included in ENE's 2001 consolidated federal income tax returns?                       Yes          S/C

15 If required, did Debtor file separate state and local tax returns?                               Yes         No S/C

16 Was Debtor included in ENE's consolidated publicly disseminated financial reports?               Yes          S/C

17 Did Debtor disseminate Debtor-specific financial information such that a third party
   could assess Debtor's separate creditworthiness prior to extending credit?                       No           S/C

18 Was Debtor given a credit rating separate and apart from ENE's credit rating?                    No           S/C

19 Did Debtor receive ENE credit support in the form of guaranties?                                Yes           S/C

20 Did Debtor receive ENE credit support in the form of an ENE guaranty of an affiliate's
   guaranty of Debtor's obligations?                                                                No          No S/C

21 Did Debtor receive credit support in the form of letters of credit issued by ENE on its
   behalf?                                                                                          No          No S/C

22 In the eighteen months preceding the Initial Petition Date, did Debtor receive funding
   for its business activities from ENE?                                                           Yes           S/C

23 Did Debtor transact substantially all of its business with one or more of the other Enron
   Companies?                                                                                      Yes           S/C

24 Was Debtor required to submit material transactions for approval to the ENE board, ENE
   Office of the Chair and/or ENE Risk Assessment and Control Group?                               Yes           S/C

25 In addition to any approvals required at the ENE level, did Debtor submit material
   transactions to its own board for approval?                                                     No            S/C

26 Did Debtor conduct all statutorily or otherwise required board (for corporations) or
   management/partnership meetings (for limited liability companies and partnerships)?            Yes           No S/C

27 If either of the two preceding questions were answered "yes," were the decisions
   substantially all made or meetings substantially all held by written consent?                  Yes            S/C

28 If Debtor was formed by the Enron Companies, were all corporate formalities observed in
   the formation?                                                                                 Yes           No S/C

29 Rather than settling intercompany obligations in cash, did the Debtor ever settle intercompany balances with Enron entities other than ENE by transferring intercompany
   obligations to ENE?                                                                            Yes            S/C

30 As of the Initial Petition Date, was the Debtor obligated on intercompany payables to
   five or more of the other Debtors?                                                              No           No S/C

31 As of the Initial Petition Date, was the Debtor holding intercompany receivables from
   five or more of the other Debtors?                                                              No           No S/C

Legend: "N/A" means not applicable, "S/C" means arguably supportive of substantive consolidation with other Debtors, and "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                                    Enron Corp.
As of 12/2/01, Direct Subsidiary of:                       N/A
Business Segment as of 12/2/01:                            Corp & Other
Formed or Acquired by Enron Companies:                     Formed 1996
Debtor #                                                   2

 1 As of the Initial Petition Date, was Debtor directly or indirectly wholly owned by ENE?         N/A           N/A

 2 Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                   Yes           S/C

 3 Did Debtor share office space or other facilities with ENE?                                     N/A           N/A

 4 If either of the two preceding questions were answered "yes," was Debtor charged for the
   use of such legal address, office space or other facilities?                                    Yes          No S/C

 5 Prior to the Initial Petition Date, were separate books and records maintained for Debtor?      Yes          No S/C

 6 Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities as of its
   Petition Date?                                                                                  Yes          No S/C

 7 Did Debtor file Schedules of Assets reflecting Debtor's assets as of its Petition Date?         Yes          No S/C

 8 Was Debtor identified as legal employer of any employees?                                       Yes          No S/C

 9 If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was
   Debtor charged for utilizing such support services?                                             N/A           N/A

10 If Debtor utilized the services of employees of Enron Service Companies, excluding ENE,
   was Debtor charged for the use of such employees?                                               Yes          No S/C

11 During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of ENE?  If yes, how many
   individuals overlapped?                                                                         N/A           N/A

12 During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of Debtors other than ENE?  If
   yes, how many individuals overlapped?                                                         Yes, 14         S/C

13 As of the Initial Petition Date, did Debtor participate in the ENE centralized cash
   management system?                                                                              Yes           S/C

14 Was Debtor included in ENE's 2001 consolidated federal income tax returns?                      Yes           S/C

15 If required, did Debtor file separate state and local tax returns?                              Yes          No S/C

16 Was Debtor included in ENE's consolidated publicly disseminated financial reports?              Yes           S/C

17 Did Debtor disseminate Debtor-specific financial information such that a third party
   could assess Debtor's separate creditworthiness prior to extending credit?                      No            S/C

18 Was Debtor given a credit rating separate and apart from ENE's credit rating?                   N/A           N/A

19 Did Debtor receive ENE credit support in the form of guaranties?                                N/A           N/A

20 Did Debtor receive ENE credit support in the form of an ENE guaranty of an affiliate's
   guaranty of Debtor's obligations?                                                               N/A           N/A

21 Did Debtor receive credit support in the form of letters of credit issued by ENE on its
   behalf?                                                                                         N/A           N/A

22 In the eighteen months preceding the Initial Petition Date, did Debtor receive funding
   for its business activities from ENE?                                                           N/A           N/A

23 Did Debtor transact substantially all of its business with one or more of the other Enron
   Companies?                                                                                      Yes           S/C

24 Was Debtor required to submit material transactions for approval to the ENE board, ENE
   Office of the Chair and/or ENE Risk Assessment and Control Group?                               Yes           S/C

25 In addition to any approvals required at the ENE level, did Debtor submit material
   transactions to its own board for approval?                                                     N/A           N/A

26 Did Debtor conduct all statutorily or otherwise required board (for corporations) or
   management/partnership meetings (for limited liability companies and partnerships)?             Yes          No S/C

27 If either of the two preceding questions were answered "yes," were the decisions
   substantially all made or meetings substantially all held by written consent?                    No          No S/C

28 If Debtor was formed by the Enron Companies, were all corporate formalities observed in
   the formation?                                                                                  Yes          No S/C

29 Rather than settling intercompany obligations in cash, did the Debtor ever settle intercompany balances with Enron entities other than ENE by transferring intercompany
   obligations to ENE?                                                                             N/A           N/A

30 As of the Initial Petition Date, was the Debtor obligated on intercompany payables to
   five or more of the other Debtors?                                                              Yes           S/C

31 As of the Initial Petition Date, was the Debtor holding intercompany receivables from
   five or more of the other Debtors?                                                              Yes           S/C

Legend: "N/A" means not applicable, "S/C" means arguably supportive of substantive consolidation with other Debtors, and "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                               Enron Credit Inc.
As of 12/2/01, Direct Subsidiary of:                  Enron Credit Holdings Inc.
Business Segment as of 12/2/01:                       Wholesale
Formed or Acquired by Enron Companies:                Formed 2000
Debtor #                                              160

 1 As of the Initial Petition Date, was Debtor directly or indirectly wholly owned by ENE?         Yes           S/C

 2 Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                   Yes           S/C

 3 Did Debtor share office space or other facilities with ENE?                                      No          No S/C

 4 If either of the two preceding questions were answered "yes," was Debtor charged for the
   use of such legal address, office space or other facilities?                                     No           S/C

 5 Prior to the Initial Petition Date, were separate books and records maintained for Debtor?      Yes          No S/C

 6 Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities as of its
   Petition Date?                                                                                  Yes          No S/C

 7 Did Debtor file Schedules of Assets reflecting Debtor's assets as of its Petition Date?         Yes          No S/C

 8 Was Debtor identified as legal employer of any employees?                                        No           S/C

 9 If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was
   Debtor charged for utilizing such support services?                                              No           S/C

10 If Debtor utilized the services of employees of Enron Service Companies, excluding ENE,
   was Debtor charged for the use of such employees?                                                No           S/C

11 During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of ENE?  If yes, how many
   individuals overlapped?                                                                     Yes, 2 of 5       S/C

12 During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of Debtors other than ENE?  If
   yes, how many individuals overlapped?                                                         Yes, 4          S/C

13 As of the Initial Petition Date, did Debtor participate in the ENE centralized cash
   management system?                                                                               No          No S/C

14 Was Debtor included in ENE's 2001 consolidated federal income tax returns?                      Yes           S/C

15 If required, did Debtor file separate state and local tax returns?                              Yes          No S/C

16 Was Debtor included in ENE's consolidated publicly disseminated financial reports?              Yes           S/C

17 Did Debtor disseminate Debtor-specific financial information such that a third party
   could assess Debtor's separate creditworthiness prior to extending credit?                       No           S/C

18 Was Debtor given a credit rating separate and apart from ENE's credit rating?                    No           S/C

19 Did Debtor receive ENE credit support in the form of guaranties?                                Yes           S/C

20 Did Debtor receive ENE credit support in the form of an ENE guaranty of an affiliate's
   guaranty of Debtor's obligations?                                                                No          No S/C

21 Did Debtor receive credit support in the form of letters of credit issued by ENE on its
   behalf?                                                                                          No          No S/C

22 In the eighteen months preceding the Initial Petition Date, did Debtor receive funding
   for its business activities from ENE?                                                            No          No S/C

23 Did Debtor transact substantially all of its business with one or more of the other Enron
   Companies?                                                                                       No          No S/C

24 Was Debtor required to submit material transactions for approval to the ENE board, ENE
   Office of the Chair and/or ENE Risk Assessment and Control Group?                               Yes           S/C

25 In addition to any approvals required at the ENE level, did Debtor submit material
   transactions to its own board for approval?                                                     Yes          No S/C

26 Did Debtor conduct all statutorily or otherwise required board (for corporations) or
   management/partnership meetings (for limited liability companies and partnerships)?             Yes          No S/C

27 If either of the two preceding questions were answered "yes," were the decisions
   substantially all made or meetings substantially all held by written consent?                   Yes           S/C

28 If Debtor was formed by the Enron Companies, were all corporate formalities observed in
   the formation?                                                                                  Yes          No S/C

29 Rather than settling intercompany obligations in cash, did the Debtor ever settle intercompany balances with Enron entities other than ENE by transferring intercompany
   obligations to ENE?                                                                             Yes           S/C

30 As of the Initial Petition Date, was the Debtor obligated on intercompany payables to
   five or more of the other Debtors?                                                               No          No S/C

31 As of the Initial Petition Date, was the Debtor holding intercompany receivables from
   five or more of the other Debtors?                                                               No          No S/C

Legend: "N/A" means not applicable, "S/C" means arguably supportive of substantive consolidation with other Debtors, and "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                                  Enron Development Corp.
As of 12/2/01, Direct Subsidiary of:                     Enron Power Corp
Business Segment as of 12/2/01:                          Wholesale
Formed or Acquired by Enron Companies:                   Formed 1993
Debtor #                                                 168

 1 As of the Initial Petition Date, was Debtor directly or indirectly wholly owned by ENE?         Yes           S/C

 2 Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                   Yes           S/C

 3 Did Debtor share office space or other facilities with ENE?                                      No          No S/C

 4 If either of the two preceding questions were answered "yes," was Debtor charged for the
   use of such legal address, office space or other facilities?                                     No           S/C

 5 Prior to the Initial Petition Date, were separate books and records maintained for Debtor?      Yes          No S/C

 6 Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities as of its
   Petition Date?                                                                                  Yes          No S/C

 7 Did Debtor file Schedules of Assets reflecting Debtor's assets as of its Petition Date?         Yes          No S/C

 8 Was Debtor identified as legal employer of any employees?                                        No           S/C

 9 If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was
   Debtor charged for utilizing such support services?                                              No           S/C

10 If Debtor utilized the services of employees of Enron Service Companies, excluding ENE,
   was Debtor charged for the use of such employees?                                                No           S/C

11 During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of ENE?  If yes, how many
   individuals overlapped?                                                                     Yes, 4 of 8       S/C

12 During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of Debtors other than ENE?  If
   yes, how many individuals overlapped?                                                          Yes, 7         S/C

13 As of the Initial Petition Date, did Debtor participate in the ENE centralized cash
   management system?                                                                              Yes           S/C

14 Was Debtor included in ENE's 2001 consolidated federal income tax returns?                      Yes           S/C

15 If required, did Debtor file separate state and local tax returns?                              Yes          No S/C

16 Was Debtor included in ENE's consolidated publicly disseminated financial reports?              Yes           S/C

17 Did Debtor disseminate Debtor-specific financial information such that a third party
   could assess Debtor's separate creditworthiness prior to extending credit?                       No           S/C

18 Was Debtor given a credit rating separate and apart from ENE's credit rating?                    No           S/C

19 Did Debtor receive ENE credit support in the form of guaranties?                                Yes           S/C

20 Did Debtor receive ENE credit support in the form of an ENE guaranty of an affiliate's
   guaranty of Debtor's obligations?                                                                No          No S/C

21 Did Debtor receive credit support in the form of letters of credit issued by ENE on its
   behalf?                                                                                         Yes           S/C

22 In the eighteen months preceding the Initial Petition Date, did Debtor receive funding
   for its business activities from ENE?                                                            No          No S/C

23 Did Debtor transact substantially all of its business with one or more of the other Enron
   Companies?                                                                                      Yes           S/C

24 Was Debtor required to submit material transactions for approval to the ENE board, ENE
   Office of the Chair and/or ENE Risk Assessment and Control Group?                               Yes           S/C

25 In addition to any approvals required at the ENE level, did Debtor submit material
   transactions to its own board for approval?                                                     Yes          No S/C

26 Did Debtor conduct all statutorily or otherwise required board (for corporations) or
   management/partnership meetings (for limited liability companies and partnerships)?             Yes          No S/C

27 If either of the two preceding questions were answered "yes," were the decisions
   substantially all made or meetings substantially all held by written consent?                   Yes           S/C

28 If Debtor was formed by the Enron Companies, were all corporate formalities observed in
   the formation?                                                                                  Yes          No S/C

29 Rather than settling intercompany obligations in cash, did the Debtor ever settle intercompany balances with Enron entities other than ENE by transferring intercompany
   obligations to ENE?                                                                             Yes           S/C

30 As of the Initial Petition Date, was the Debtor obligated on intercompany payables to
   five or more of the other Debtors?                                                               No          No S/C

31 As of the Initial Petition Date, was the Debtor holding intercompany receivables from
   five or more of the other Debtors?                                                               No          No S/C

Legend: "N/A" means not applicable, "S/C" means arguably supportive of substantive consolidation with other Debtors, and "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                      Enron Development Funding Ltd.
As of 12/2/01, Direct Subsidiary of:         Enron Asia Pacific/Africa/China LLC
Business Segment as of 12/2/01:              Wholesale
Formed or Acquired by Enron Companies:       Formed 1995
Debtor #                                     164

 1 As of the Initial Petition Date, was Debtor directly or indirectly wholly owned by ENE?         Yes           S/C

 2 Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                    No          No S/C

 3 Did Debtor share office space or other facilities with ENE?                                      No          No S/C

 4 If either of the two preceding questions were answered "yes," was Debtor charged for the
   use of such legal address, office space or other facilities?                                    N/A           N/A

 5 Prior to the Initial Petition Date, were separate books and records maintained for Debtor?      Yes          No S/C

 6 Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities as of its
   Petition Date?                                                                                  Yes          No S/C

 7 Did Debtor file Schedules of Assets reflecting Debtor's assets as of its Petition Date?         Yes          No S/C

 8 Was Debtor identified as legal employer of any employees?                                        No           S/C

 9 If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was
   Debtor charged for utilizing such support services?                                              No           S/C

10 If Debtor utilized the services of employees of Enron Service Companies, excluding ENE,
   was Debtor charged for the use of such employees?                                                No           S/C

11 During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of ENE?  If yes, how many
   individuals overlapped?                                                                     Yes, 2 of 2       S/C

12 During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of Debtors other than ENE?  If
   yes, how many individuals overlapped?                                                          Yes, 2         S/C

13 As of the Initial Petition Date, did Debtor participate in the ENE centralized cash
   management system?                                                                               No          No S/C

14 Was Debtor included in ENE's 2001 consolidated federal income tax returns?                       No          No S/C

15 If required, did Debtor file separate state and local tax returns?                              N/A           N/A

16 Was Debtor included in ENE's consolidated publicly disseminated financial reports?              Yes           S/C

17 Did Debtor disseminate Debtor-specific financial information such that a third party
   could assess Debtor's separate creditworthiness prior to extending credit?                       No           S/C

18 Was Debtor given a credit rating separate and apart from ENE's credit rating?                    No           S/C

19 Did Debtor receive ENE credit support in the form of guaranties?                                 No          No S/C

20 Did Debtor receive ENE credit support in the form of an ENE guaranty of an affiliate's
   guaranty of Debtor's obligations?                                                                No          No S/C

21 Did Debtor receive credit support in the form of letters of credit issued by ENE on its
   behalf?                                                                                          No          No S/C

22 In the eighteen months preceding the Initial Petition Date, did Debtor receive funding
   for its business activities from ENE?                                                           Yes           S/C

23 Did Debtor transact substantially all of its business with one or more of the other Enron
   Companies?                                                                                      Yes           S/C

24 Was Debtor required to submit material transactions for approval to the ENE board, ENE
   Office of the Chair and/or ENE Risk Assessment and Control Group?                               Yes           S/C

25 In addition to any approvals required at the ENE level, did Debtor submit material
   transactions to its own board for approval?                                                      No           S/C

26 Did Debtor conduct all statutorily or otherwise required board (for corporations) or
   management/partnership meetings (for limited liability companies and partnerships)?             Yes          No S/C

27 If either of the two preceding questions were answered "yes," were the decisions
   substantially all made or meetings substantially all held by written consent?                    No          No S/C

28 If Debtor was formed by the Enron Companies, were all corporate formalities observed in
   the formation?                                                                                  Yes          No S/C

29 Rather than settling intercompany obligations in cash, did the Debtor ever settle intercompany balances with Enron entities other than ENE by transferring intercompany
   obligations to ENE?                                                                             Yes           S/C

30 As of the Initial Petition Date, was the Debtor obligated on intercompany payables to
   five or more of the other Debtors?                                                              Yes           S/C

31 As of the Initial Petition Date, was the Debtor holding intercompany receivables from
   five or more of the other Debtors?                                                              Yes           S/C

Legend: "N/A" means not applicable, "S/C" means arguably supportive of substantive consolidation with other Debtors, and "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                      Enron Development Management Ltd.
As of 12/2/01, Direct Subsidiary of:         Enron Asia Pacific/Africa/China LLC
Business Segment as of 12/2/01:              Wholesale
Formed or Acquired by Enron Companies:       Formed 1996
Debtor #                                     133

 1 As of the Initial Petition Date, was Debtor directly or indirectly wholly owned by ENE?         Yes           S/C

 2 Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                    No          No S/C

 3 Did Debtor share office space or other facilities with ENE?                                      No          No S/C

 4 If either of the two preceding questions were answered "yes," was Debtor charged for the
   use of such legal address, office space or other facilities?                                    N/A           N/A

 5 Prior to the Initial Petition Date, were separate books and records maintained for Debtor?      Yes          No S/C

 6 Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities as of its
   Petition Date?                                                                                  Yes          No S/C

 7 Did Debtor file Schedules of Assets reflecting Debtor's assets as of its Petition Date?         Yes          No S/C

 8 Was Debtor identified as legal employer of any employees?                                        No           S/C

 9 If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was
   Debtor charged for utilizing such support services?                                              No           S/C

10 If Debtor utilized the services of employees of Enron Service Companies, excluding ENE,
   was Debtor charged for the use of such employees?                                                No           S/C

11 During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of ENE?  If yes, how many
   individuals overlapped?                                                                     Yes, 1 of 6       S/C

12 During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of Debtors other than ENE?  If
   yes, how many individuals overlapped?                                                          Yes, 6         S/C

13 As of the Initial Petition Date, did Debtor participate in the ENE centralized cash
   management system?                                                                               No          No S/C

14 Was Debtor included in ENE's 2001 consolidated federal income tax returns?                       No          No S/C

15 If required, did Debtor file separate state and local tax returns?                              N/A           N/A

16 Was Debtor included in ENE's consolidated publicly disseminated financial reports?              Yes           S/C

17 Did Debtor disseminate Debtor-specific financial information such that a third party
   could assess Debtor's separate creditworthiness prior to extending credit?                       No           S/C

18 Was Debtor given a credit rating separate and apart from ENE's credit rating?                    No           S/C

19 Did Debtor receive ENE credit support in the form of guaranties?                                 No          No S/C

20 Did Debtor receive ENE credit support in the form of an ENE guaranty of an affiliate's
   guaranty of Debtor's obligations?                                                                No          No S/C

21 Did Debtor receive credit support in the form of letters of credit issued by ENE on its
   behalf?                                                                                          No          No S/C

22 In the eighteen months preceding the Initial Petition Date, did Debtor receive funding
   for its business activities from ENE?                                                            No          No S/C

23 Did Debtor transact substantially all of its business with one or more of the other Enron
   Companies?                                                                                      Yes           S/C

24 Was Debtor required to submit material transactions for approval to the ENE board, ENE
   Office of the Chair and/or ENE Risk Assessment and Control Group?                               Yes           S/C

25 In addition to any approvals required at the ENE level, did Debtor submit material
   transactions to its own board for approval?                                                      No           S/C

26 Did Debtor conduct all statutorily or otherwise required board (for corporations) or
   management/partnership meetings (for limited liability companies and partnerships)?             Yes          No S/C

27 If either of the two preceding questions were answered "yes," were the decisions
   substantially all made or meetings substantially all held by written consent?                   Yes           S/C

28 If Debtor was formed by the Enron Companies, were all corporate formalities observed in
   the formation?                                                                                  Yes          No S/C

29 Rather than settling intercompany obligations in cash, did the Debtor ever settle intercompany balances with Enron entities other than ENE by transferring intercompany
   obligations to ENE?                                                                              No          No S/C

30 As of the Initial Petition Date, was the Debtor obligated on intercompany payables to
   five or more of the other Debtors?                                                               No          No S/C

31 As of the Initial Petition Date, was the Debtor holding intercompany receivables from
   five or more of the other Debtors?                                                               No          No S/C

Legend: "N/A" means not applicable, "S/C" means arguably supportive of substantive consolidation with other Debtors, and "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                            Enron do Brazil Holdings Ltd.
As of 12/2/01, Direct Subsidiary of:               Enron South America LLC
Business Segment as of 12/2/01:                    Wholesale
Formed or Acquired by Enron Companies:             Formed 1996
Debtor #                                           151

 1 As of the Initial Petition Date, was Debtor directly or indirectly wholly owned by ENE?         Yes           S/C

 2 Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                    No          No S/C

 3 Did Debtor share office space or other facilities with ENE?                                      No          No S/C

 4 If either of the two preceding questions were answered "yes," was Debtor charged for the
   use of such legal address, office space or other facilities?                                    N/A           N/A

 5 Prior to the Initial Petition Date, were separate books and records maintained for Debtor?      Yes          No S/C

 6 Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities as of its
   Petition Date?                                                                                  Yes          No S/C

 7 Did Debtor file Schedules of Assets reflecting Debtor's assets as of its Petition Date?         Yes          No S/C

 8 Was Debtor identified as legal employer of any employees?                                        No           S/C

 9 If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was
   Debtor charged for utilizing such support services?                                              No           S/C

10 If Debtor utilized the services of employees of Enron Service Companies, excluding ENE,
   was Debtor charged for the use of such employees?                                                No           S/C

11 During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of ENE?  If yes, how many
   individuals overlapped?                                                                     Yes, 1 of 7       S/C

12 During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of Debtors other than ENE?  If
   yes, how many individuals overlapped?                                                          Yes, 7         S/C

13 As of the Initial Petition Date, did Debtor participate in the ENE centralized cash
   management system?                                                                               No          No S/C

14 Was Debtor included in ENE's 2001 consolidated federal income tax returns?                       No          No S/C

15 If required, did Debtor file separate state and local tax returns?                              N/A           N/A

16 Was Debtor included in ENE's consolidated publicly disseminated financial reports?              Yes           S/C

17 Did Debtor disseminate Debtor-specific financial information such that a third party
   could assess Debtor's separate creditworthiness prior to extending credit?                       No           S/C

18 Was Debtor given a credit rating separate and apart from ENE's credit rating?                    No           S/C

19 Did Debtor receive ENE credit support in the form of guaranties?                                 No          No S/C

20 Did Debtor receive ENE credit support in the form of an ENE guaranty of an affiliate's
   guaranty of Debtor's obligations?                                                                No          No S/C

21 Did Debtor receive credit support in the form of letters of credit issued by ENE on its
   behalf?                                                                                          No          No S/C

22 In the eighteen months preceding the Initial Petition Date, did Debtor receive funding
   for its business activities from ENE?                                                           Yes           S/C

23 Did Debtor transact substantially all of its business with one or more of the other Enron
   Companies?                                                                                      Yes           S/C

24 Was Debtor required to submit material transactions for approval to the ENE board, ENE
   Office of the Chair and/or ENE Risk Assessment and Control Group?                               Yes           S/C

25 In addition to any approvals required at the ENE level, did Debtor submit material
   transactions to its own board for approval?                                                     Yes          No S/C

26 Did Debtor conduct all statutorily or otherwise required board (for corporations) or
   management/partnership meetings (for limited liability companies and partnerships)?             Yes          No S/C

27 If either of the two preceding questions were answered "yes," were the decisions
   substantially all made or meetings substantially all held by written consent?                   Yes           S/C

28 If Debtor was formed by the Enron Companies, were all corporate formalities observed in
   the formation?                                                                                  Yes          No S/C

29 Rather than settling intercompany obligations in cash, did the Debtor ever settle intercompany balances with Enron entities other than ENE by transferring intercompany
   obligations to ENE?                                                                              No          No S/C

30 As of the Initial Petition Date, was the Debtor obligated on intercompany payables to
   five or more of the other Debtors?                                                               No          No S/C

31 As of the Initial Petition Date, was the Debtor holding intercompany receivables from
   five or more of the other Debtors?                                                               No          No S/C

Legend: "N/A" means not applicable, "S/C" means arguably supportive of substantive consolidation with other Debtors, and "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                                Enron Energy Information
                                                       Solutions, Inc.
As of 12/2/01, Direct Subsidiary of:                   Enron Energy Services
                                                       Operations, Inc
Business Segment as of 12/2/01:                        Retail
Formed or Acquired by Enron Companies:                 Acquired 1996
Debtor #                                               25

 1 As of the Initial Petition Date, was Debtor directly or indirectly wholly owned by ENE?         Yes           S/C

 2 Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                   Yes           S/C

 3 Did Debtor share office space or other facilities with ENE?                                     Yes           S/C

 4 If either of the two preceding questions were answered "yes," was Debtor charged for the
   use of such legal address, office space or other facilities?                                    Yes          No S/C

 5 Prior to the Initial Petition Date, were separate books and records maintained for Debtor?      Yes          No S/C

 6 Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities as of its
   Petition Date?                                                                                  Yes          No S/C

 7 Did Debtor file Schedules of Assets reflecting Debtor's assets as of its Petition Date?         Yes          No S/C

 8 Was Debtor identified as legal employer of any employees?                                       Yes          No S/C

 9 If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was
   Debtor charged for utilizing such support services?                                              No           S/C

10 If Debtor utilized the services of employees of Enron Service Companies, excluding ENE,
   was Debtor charged for the use of such employees?                                               Yes          No S/C

11 During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of ENE?  If yes, how many
   individuals overlapped?                                                                     Yes, 3 of 17      S/C

12 During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of Debtors other than ENE?  If
   yes, how many individuals overlapped?                                                          Yes, 17        S/C

13 As of the Initial Petition Date, did Debtor participate in the ENE centralized cash
   management system?                                                                              Yes           S/C

14 Was Debtor included in ENE's 2001 consolidated federal income tax returns?                      Yes           S/C

15 If required, did Debtor file separate state and local tax returns?                              Yes          No S/C

16 Was Debtor included in ENE's consolidated publicly disseminated financial reports?              Yes           S/C

17 Did Debtor disseminate Debtor-specific financial information such that a third party
   could assess Debtor's separate creditworthiness prior to extending credit?                       No           S/C

18 Was Debtor given a credit rating separate and apart from ENE's credit rating?                    No           S/C

19 Did Debtor receive ENE credit support in the form of guaranties?                                 No          No S/C

20 Did Debtor receive ENE credit support in the form of an ENE guaranty of an affiliate's
   guaranty of Debtor's obligations?                                                                No          No S/C

21 Did Debtor receive credit support in the form of letters of credit issued by ENE on its
   behalf?                                                                                          No          No S/C

22 In the eighteen months preceding the Initial Petition Date, did Debtor receive funding
   for its business activities from ENE?                                                            No          No S/C

23 Did Debtor transact substantially all of its business with one or more of the other Enron
   Companies?                                                                                       No          No S/C

24 Was Debtor required to submit material transactions for approval to the ENE board, ENE
   Office of the Chair and/or ENE Risk Assessment and Control Group?                               Yes           S/C

25 In addition to any approvals required at the ENE level, did Debtor submit material
   transactions to its own board for approval?                                                      No           S/C

26 Did Debtor conduct all statutorily or otherwise required board (for corporations) or
   management/partnership meetings (for limited liability companies and partnerships)?             Yes          No S/C

27 If either of the two preceding questions were answered "yes," were the decisions
   substantially all made or meetings substantially all held by written consent?                   Yes           S/C

28 If Debtor was formed by the Enron Companies, were all corporate formalities observed in
   the formation?                                                                                  N/A           N/A

29 Rather than settling intercompany obligations in cash, did the Debtor ever settle intercompany balances with Enron entities other than ENE by transferring intercompany
   obligations to ENE?                                                                             Yes           S/C

30 As of the Initial Petition Date, was the Debtor obligated on intercompany payables to
   five or more of the other Debtors?                                                              Yes           S/C

31 As of the Initial Petition Date, was the Debtor holding intercompany receivables from
   five or more of the other Debtors?                                                               No          No S/C

Legend: "N/A" means not applicable, "S/C" means arguably supportive of substantive consolidation with other Debtors, and "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                            Enron Energy Marketing Corp.
As of 12/2/01, Direct Subsidiary of:               Enron Energy Services
                                                   Operations, Inc
Business Segment as of 12/2/01:                    Retail
Formed or Acquired by Enron Companies:             Aquired 1997
Debtor #                                           9

 1 As of the Initial Petition Date, was Debtor directly or indirectly wholly owned by ENE?         Yes           S/C

 2 Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                   Yes           S/C

 3 Did Debtor share office space or other facilities with ENE?                                      No          No S/C

 4 If either of the two preceding questions were answered "yes," was Debtor charged for the
   use of such legal address, office space or other facilities?                                     No           S/C

 5 Prior to the Initial Petition Date, were separate books and records maintained for Debtor?      Yes          No S/C

 6 Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities as of its
   Petition Date?                                                                                  Yes          No S/C

 7 Did Debtor file Schedules of Assets reflecting Debtor's assets as of its Petition Date?         Yes          No S/C

 8 Was Debtor identified as legal employer of any employees?                                        No           S/C

 9 If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was
   Debtor charged for utilizing such support services?                                              No           S/C

10 If Debtor utilized the services of employees of Enron Service Companies, excluding ENE,
   was Debtor charged for the use of such employees?                                               Yes          No S/C

11 During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of ENE?  If yes, how many
   individuals overlapped?                                                                     Yes, 3 of 16      S/C

12 During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of Debtors other than ENE?  If
   yes, how many individuals overlapped?                                                         Yes, 16         S/C

13 As of the Initial Petition Date, did Debtor participate in the ENE centralized cash
   management system?                                                                              Yes           S/C

14 Was Debtor included in ENE's 2001 consolidated federal income tax returns?                      Yes           S/C

15 If required, did Debtor file separate state and local tax returns?                              Yes          No S/C

16 Was Debtor included in ENE's consolidated publicly disseminated financial reports?              Yes           S/C

17 Did Debtor disseminate Debtor-specific financial information such that a third party
   could assess Debtor's separate creditworthiness prior to extending credit?                       No           S/C

18 Was Debtor given a credit rating separate and apart from ENE's credit rating?                    No           S/C

19 Did Debtor receive ENE credit support in the form of guaranties?                                Yes           S/C

20 Did Debtor receive ENE credit support in the form of an ENE guaranty of an affiliate's
   guaranty of Debtor's obligations?                                                                No          No S/C

21 Did Debtor receive credit support in the form of letters of credit issued by ENE on its
   behalf?                                                                                         Yes           S/C

22 In the eighteen months preceding the Initial Petition Date, did Debtor receive funding
   for its business activities from ENE?                                                            No          No S/C

23 Did Debtor transact substantially all of its business with one or more of the other Enron
   Companies?                                                                                       No          No S/C

24 Was Debtor required to submit material transactions for approval to the ENE board, ENE
   Office of the Chair and/or ENE Risk Assessment and Control Group?                               Yes           S/C

25 In addition to any approvals required at the ENE level, did Debtor submit material
   transactions to its own board for approval?                                                      No           S/C

26 Did Debtor conduct all statutorily or otherwise required board (for corporations) or
   management/partnership meetings (for limited liability companies and partnerships)?             Yes          No S/C

27 If either of the two preceding questions were answered "yes," were the decisions
   substantially all made or meetings substantially all held by written consent?                   Yes           S/C

28 If Debtor was formed by the Enron Companies, were all corporate formalities observed in
   the formation?                                                                                  Yes          No S/C

29 Rather than settling intercompany obligations in cash, did the Debtor ever settle intercompany balances with Enron entities other than ENE by transferring intercompany
   obligations to ENE?                                                                             Yes           S/C

30 As of the Initial Petition Date, was the Debtor obligated on intercompany payables to
   five or more of the other Debtors?                                                              Yes           S/C

31 As of the Initial Petition Date, was the Debtor holding intercompany receivables from
   five or more of the other Debtors?                                                               No          No S/C

Legend: "N/A" means not applicable, "S/C" means arguably supportive of substantive consolidation with other Debtors, and "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                        Enron Energy Services North
                                               America, Inc.
As of 12/2/01, Direct Subsidiary of:           Enron Energy Services Operations,
                                               Inc
Business Segment as of 12/2/01:                Retail
Formed or Acquired by Enron Companies:         Acquired 1997
Debtor #                                       30

 1 As of the Initial Petition Date, was Debtor directly or indirectly wholly owned by ENE?         Yes           S/C

 2 Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                    No          No S/C

 3 Did Debtor share office space or other facilities with ENE?                                      No          No S/C

 4 If either of the two preceding questions were answered "yes," was Debtor charged for the
   use of such legal address, office space or other facilities?                                    N/A           N/A

 5 Prior to the Initial Petition Date, were separate books and records maintained for Debtor?      Yes          No S/C

 6 Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities as of its
   Petition Date?                                                                                  Yes          No S/C

 7 Did Debtor file Schedules of Assets reflecting Debtor's assets as of its Petition Date?         Yes          No S/C

 8 Was Debtor identified as legal employer of any employees?                                       Yes          No S/C

 9 If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was
   Debtor charged for utilizing such support services?                                              No           S/C

10 If Debtor utilized the services of employees of Enron Service Companies, excluding ENE,
   was Debtor charged for the use of such employees?                                               Yes          No S/C

11 During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of ENE?  If yes, how many
   individuals overlapped?                                                                    Yes, 2 of 18       S/C

12 During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of Debtors other than ENE?  If
   yes, how many individuals overlapped?                                                         Yes, 18         S/C

13 As of the Initial Petition Date, did Debtor participate in the ENE centralized cash
   management system?                                                                              Yes           S/C

14 Was Debtor included in ENE's 2001 consolidated federal income tax returns?                      Yes           S/C

15 If required, did Debtor file separate state and local tax returns?                              Yes          No S/C

16 Was Debtor included in ENE's consolidated publicly disseminated financial reports?              Yes           S/C

17 Did Debtor disseminate Debtor-specific financial information such that a third party
   could assess Debtor's separate creditworthiness prior to extending credit?                       No           S/C

18 Was Debtor given a credit rating separate and apart from ENE's credit rating?                    No           S/C

19 Did Debtor receive ENE credit support in the form of guaranties?                                Yes           S/C

20 Did Debtor receive ENE credit support in the form of an ENE guaranty of an affiliate's
   guaranty of Debtor's obligations?                                                                No          No S/C

21 Did Debtor receive credit support in the form of letters of credit issued by ENE on its
   behalf?                                                                                          No          No S/C

22 In the eighteen months preceding the Initial Petition Date, did Debtor receive funding
   for its business activities from ENE?                                                           Yes           S/C

23 Did Debtor transact substantially all of its business with one or more of the other Enron
   Companies?                                                                                       No          No S/C

24 Was Debtor required to submit material transactions for approval to the ENE board, ENE
   Office of the Chair and/or ENE Risk Assessment and Control Group?                               Yes           S/C

25 In addition to any approvals required at the ENE level, did Debtor submit material
   transactions to its own board for approval?                                                      No           S/C

26 Did Debtor conduct all statutorily or otherwise required board (for corporations) or
   management/partnership meetings (for limited liability companies and partnerships)?             Yes          No S/C

27 If either of the two preceding questions were answered "yes," were the decisions
   substantially all made or meetings substantially all held by written consent?                   Yes           S/C

28 If Debtor was formed by the Enron Companies, were all corporate formalities observed in
   the formation?                                                                                  N/A           N/A

29 Rather than settling intercompany obligations in cash, did the Debtor ever settle intercompany balances with Enron entities other than ENE by transferring intercompany
   obligations to ENE?                                                                             Yes           S/C

30 As of the Initial Petition Date, was the Debtor obligated on intercompany payables to
   five or more of the other Debtors?                                                              Yes           S/C

31 As of the Initial Petition Date, was the Debtor holding intercompany receivables from
   five or more of the other Debtors?                                                              Yes           S/C

Legend: "N/A" means not applicable, "S/C" means arguably supportive of substantive consolidation with other Debtors, and "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                              Enron Energy Services
                                                     Operations, Inc.
As of 12/2/01, Direct Subsidiary of:                 Enron Energy Services LLC
Business Segment as of 12/2/01:                      Retail
Formed or Acquired by Enron Companies:               Formed 1997
Debtor #                                             8

 1 As of the Initial Petition Date, was Debtor directly or indirectly wholly owned by ENE?         Yes           S/C

 2 Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                   Yes           S/C

 3 Did Debtor share office space or other facilities with ENE?                                     Yes           S/C

 4 If either of the two preceding questions were answered "yes," was Debtor charged for the
   use of such legal address, office space or other facilities?                                    Yes          No S/C

 5 Prior to the Initial Petition Date, were separate books and records maintained for Debtor?      Yes          No S/C

 6 Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities as of its
   Petition Date?                                                                                  Yes          No S/C

 7 Did Debtor file Schedules of Assets reflecting Debtor's assets as of its Petition Date?         Yes          No S/C

 8 Was Debtor identified as legal employer of any employees?                                       Yes          No S/C

 9 If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was
   Debtor charged for utilizing such support services?                                             Yes          No S/C

10 If Debtor utilized the services of employees of Enron Service Companies, excluding ENE,
   was Debtor charged for the use of such employees?                                               Yes          No S/C

11 During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of ENE?  If yes, how many
   individuals overlapped?                                                                     Yes, 2 of 19      S/C

12 During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of Debtors other than ENE?  If
   yes, how many individuals overlapped?                                                          Yes, 19        S/C

13 As of the Initial Petition Date, did Debtor participate in the ENE centralized cash
   management system?                                                                              Yes           S/C

14 Was Debtor included in ENE's 2001 consolidated federal income tax returns?                      Yes           S/C

15 If required, did Debtor file separate state and local tax returns?                              Yes          No S/C

16 Was Debtor included in ENE's consolidated publicly disseminated financial reports?              Yes           S/C

17 Did Debtor disseminate Debtor-specific financial information such that a third party
   could assess Debtor's separate creditworthiness prior to extending credit?                       No           S/C

18 Was Debtor given a credit rating separate and apart from ENE's credit rating?                    No           S/C

19 Did Debtor receive ENE credit support in the form of guaranties?                                Yes           S/C

20 Did Debtor receive ENE credit support in the form of an ENE guaranty of an affiliate's
   guaranty of Debtor's obligations?                                                                No          No S/C

21 Did Debtor receive credit support in the form of letters of credit issued by ENE on its
   behalf?                                                                                         Yes           S/C

22 In the eighteen months preceding the Initial Petition Date, did Debtor receive funding
   for its business activities from ENE?                                                           Yes           S/C

23 Did Debtor transact substantially all of its business with one or more of the other Enron
   Companies?                                                                                       No          No S/C

24 Was Debtor required to submit material transactions for approval to the ENE board, ENE
   Office of the Chair and/or ENE Risk Assessment and Control Group?                               Yes           S/C

25 In addition to any approvals required at the ENE level, did Debtor submit material
   transactions to its own board for approval?                                                     Yes          No S/C

26 Did Debtor conduct all statutorily or otherwise required board (for corporations) or
   management/partnership meetings (for limited liability companies and partnerships)?             Yes          No S/C

27 If either of the two preceding questions were answered "yes," were the decisions
   substantially all made or meetings substantially all held by written consent?                   Yes           S/C

28 If Debtor was formed by the Enron Companies, were all corporate formalities observed in
   the formation?                                                                                  Yes          No S/C

29 Rather than settling intercompany obligations in cash, did the Debtor ever settle intercompany balances with Enron entities other than ENE by transferring intercompany
   obligations to ENE?                                                                             Yes           S/C

30 As of the Initial Petition Date, was the Debtor obligated on intercompany payables to
   five or more of the other Debtors?                                                              Yes           S/C

31 As of the Initial Petition Date, was the Debtor holding intercompany receivables from
   five or more of the other Debtors?                                                              Yes           S/C

Legend: "N/A" means not applicable, "S/C" means arguably supportive of substantive consolidation with other Debtors, and "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                              Enron Energy Services, Inc.
As of 12/2/01, Direct Subsidiary of:                 Enron Energy Services
                                                     Operations, Inc
Business Segment as of 12/2/01:                      Retail
Formed or Acquired by Enron Companies:               Formed 1997
Debtor #                                             10

 1 As of the Initial Petition Date, was Debtor directly or indirectly wholly owned by ENE?         Yes           S/C

 2 Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                   Yes           S/C

 3 Did Debtor share office space or other facilities with ENE?                                      No          No S/C

 4 If either of the two preceding questions were answered "yes," was Debtor charged for the
   use of such legal address, office space or other facilities?                                     No           S/C

 5 Prior to the Initial Petition Date, were separate books and records maintained for Debtor?      Yes          No S/C

 6 Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities as of its
   Petition Date?                                                                                  Yes          No S/C

 7 Did Debtor file Schedules of Assets reflecting Debtor's assets as of its Petition Date?         Yes          No S/C

 8 Was Debtor identified as legal employer of any employees?                                        No           S/C

 9 If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was
   Debtor charged for utilizing such support services?                                              No           S/C

10 If Debtor utilized the services of employees of Enron Service Companies, excluding ENE,
   was Debtor charged for the use of such employees?                                                No           S/C

11 During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of ENE?  If yes, how many
   individuals overlapped?                                                                     Yes, 2 of 18      S/C

12 During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of Debtors other than ENE?  If
   yes, how many individuals overlapped?                                                         Yes, 18         S/C

13 As of the Initial Petition Date, did Debtor participate in the ENE centralized cash
   management system?                                                                              Yes           S/C

14 Was Debtor included in ENE's 2001 consolidated federal income tax returns?                      Yes           S/C

15 If required, did Debtor file separate state and local tax returns?                              Yes          No S/C

16 Was Debtor included in ENE's consolidated publicly disseminated financial reports?              Yes           S/C

17 Did Debtor disseminate Debtor-specific financial information such that a third party
   could assess Debtor's separate creditworthiness prior to extending credit?                       No           S/C

18 Was Debtor given a credit rating separate and apart from ENE's credit rating?                    No           S/C

19 Did Debtor receive ENE credit support in the form of guaranties?                                Yes           S/C

20 Did Debtor receive ENE credit support in the form of an ENE guaranty of an affiliate's
   guaranty of Debtor's obligations?                                                                No          No S/C

21 Did Debtor receive credit support in the form of letters of credit issued by ENE on its
   behalf?                                                                                         Yes           S/C

22 In the eighteen months preceding the Initial Petition Date, did Debtor receive funding
   for its business activities from ENE?                                                            No          No S/C

23 Did Debtor transact substantially all of its business with one or more of the other Enron
   Companies?                                                                                      Yes           S/C

24 Was Debtor required to submit material transactions for approval to the ENE board, ENE
   Office of the Chair and/or ENE Risk Assessment and Control Group?                               Yes           S/C

25 In addition to any approvals required at the ENE level, did Debtor submit material
   transactions to its own board for approval?                                                      No           S/C

26 Did Debtor conduct all statutorily or otherwise required board (for corporations) or
   management/partnership meetings (for limited liability companies and partnerships)?             Yes          No S/C

27 If either of the two preceding questions were answered "yes," were the decisions
   substantially all made or meetings substantially all held by written consent?                   Yes           S/C

28 If Debtor was formed by the Enron Companies, were all corporate formalities observed in
   the formation?                                                                                  Yes          No S/C

29 Rather than settling intercompany obligations in cash, did the Debtor ever settle intercompany balances with Enron entities other than ENE by transferring intercompany
   obligations to ENE?                                                                             Yes           S/C

30 As of the Initial Petition Date, was the Debtor obligated on intercompany payables to
   five or more of the other Debtors?                                                               No          No S/C

31 As of the Initial Petition Date, was the Debtor holding intercompany receivables from
   five or more of the other Debtors?                                                              Yes           S/C

Legend: "N/A" means not applicable, "S/C" means arguably supportive of substantive consolidation with other Debtors, and "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                         Enron Energy Services, LLC
As of 12/2/01, Direct Subsidiary of:            Enron Corp. 97.8%, Enron Capital
                                                Management II LP 1.8% and Enron
                                                Capital Management III LP 0.4%
Business Segment as of 12/2/01:                 Retail
Formed or Acquired by Enron Companies:          Formed 1997
Debtor #                                        11

 1 As of the Initial Petition Date, was Debtor directly or indirectly wholly owned by ENE?         Yes           S/C

 2 Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                   Yes           S/C

 3 Did Debtor share office space or other facilities with ENE?                                      No          No S/C

 4 If either of the two preceding questions were answered "yes," was Debtor charged for the
   use of such legal address, office space or other facilities?                                     No           S/C

 5 Prior to the Initial Petition Date, were separate books and records maintained for Debtor?      Yes          No S/C

 6 Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities as of its
   Petition Date?                                                                                  Yes          No S/C

 7 Did Debtor file Schedules of Assets reflecting Debtor's assets as of its Petition Date?         Yes          No S/C

 8 Was Debtor identified as legal employer of any employees?                                        No           S/C

 9 If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was
   Debtor charged for utilizing such support services?                                              No           S/C

10 If Debtor utilized the services of employees of Enron Service Companies, excluding ENE,
   was Debtor charged for the use of such employees?                                                No           S/C

11 During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of ENE?  If yes, how many
   individuals overlapped?                                                                     Yes, 5 of 14      S/C

12 During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of Debtors other than ENE?  If
   yes, how many individuals overlapped?                                                          Yes, 14        S/C

13 As of the Initial Petition Date, did Debtor participate in the ENE centralized cash
   management system?                                                                              Yes           S/C

14 Was Debtor included in ENE's 2001 consolidated federal income tax returns?                      Yes           S/C

15 If required, did Debtor file separate state and local tax returns?                              Yes          No S/C

16 Was Debtor included in ENE's consolidated publicly disseminated financial reports?              Yes           S/C

17 Did Debtor disseminate Debtor-specific financial information such that a third party
   could assess Debtor's separate creditworthiness prior to extending credit?                      Yes          No S/C

18 Was Debtor given a credit rating separate and apart from ENE's credit rating?                    No           S/C

19 Did Debtor receive ENE credit support in the form of guaranties?                                 No          No S/C

20 Did Debtor receive ENE credit support in the form of an ENE guaranty of an affiliate's
   guaranty of Debtor's obligations?                                                                No          No S/C

21 Did Debtor receive credit support in the form of letters of credit issued by ENE on its
   behalf?                                                                                          No          No S/C

22 In the eighteen months preceding the Initial Petition Date, did Debtor receive funding
   for its business activities from ENE?                                                            No          No S/C

23 Did Debtor transact substantially all of its business with one or more of the other Enron
   Companies?                                                                                      Yes           S/C

24 Was Debtor required to submit material transactions for approval to the ENE board, ENE
   Office of the Chair and/or ENE Risk Assessment and Control Group?                               Yes           S/C

25 In addition to any approvals required at the ENE level, did Debtor submit material
   transactions to its own board for approval?                                                     Yes          No S/C

26 Did Debtor conduct all statutorily or otherwise required board (for corporations) or
   management/partnership meetings (for limited liability companies and partnerships)?             Yes          No S/C

27 If either of the two preceding questions were answered "yes," were the decisions
   substantially all made or meetings substantially all held by written consent?                   Yes           S/C

28 If Debtor was formed by the Enron Companies, were all corporate formalities observed in
   the formation?                                                                                  Yes          No S/C

29 Rather than settling intercompany obligations in cash, did the Debtor ever settle intercompany balances with Enron entities other than ENE by transferring intercompany
   obligations to ENE?                                                                             Yes           S/C

30 As of the Initial Petition Date, was the Debtor obligated on intercompany payables to
   five or more of the other Debtors?                                                              Yes           S/C

31 As of the Initial Petition Date, was the Debtor holding intercompany receivables from
   five or more of the other Debtors?                                                              Yes           S/C

Legend: "N/A" means not applicable, "S/C" means arguably supportive of substantive consolidation with other Debtors, and "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                         Enron Engineering & Construction
                                                Company
As of 12/2/01, Direct Subsidiary of:            Enron Corp
Business Segment as of 12/2/01:                 Wholesale
Formed or Acquired by Enron Companies:          Formed 1985 Name Changed 1994
Debtor #                                        20

 1 As of the Initial Petition Date, was Debtor directly or indirectly wholly owned by ENE?         Yes           S/C

 2 Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                   Yes           S/C

 3 Did Debtor share office space or other facilities with ENE?                                     Yes           S/C

 4 If either of the two preceding questions were answered "yes," was Debtor charged for the
   use of such legal address, office space or other facilities?                                    Yes          No S/C

 5 Prior to the Initial Petition Date, were separate books and records maintained for Debtor?      Yes          No S/C

 6 Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities as of its
   Petition Date?                                                                                  Yes          No S/C

 7 Did Debtor file Schedules of Assets reflecting Debtor's assets as of its Petition Date?         Yes          No S/C

 8 Was Debtor identified as legal employer of any employees?                                       Yes          No S/C

 9 If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was
   Debtor charged for utilizing such support services?                                             Yes          No S/C

10 If Debtor utilized the services of employees of Enron Service Companies, excluding ENE,
   was Debtor charged for the use of such employees?                                               Yes          No S/C

11 During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of ENE?  If yes, how many
   individuals overlapped?                                                                     Yes, 3 of 9       S/C

12 During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of Debtors other than ENE?  If
   yes, how many individuals overlapped?                                                          Yes, 9         S/C

13 As of the Initial Petition Date, did Debtor participate in the ENE centralized cash
   management system?                                                                              Yes           S/C

14 Was Debtor included in ENE's 2001 consolidated federal income tax returns?                      Yes           S/C

15 If required, did Debtor file separate state and local tax returns?                              Yes          No S/C

16 Was Debtor included in ENE's consolidated publicly disseminated financial reports?              Yes           S/C

17 Did Debtor disseminate Debtor-specific financial information such that a third party
   could assess Debtor's separate creditworthiness prior to extending credit?                       No           S/C

18 Was Debtor given a credit rating separate and apart from ENE's credit rating?                    No           S/C

19 Did Debtor receive ENE credit support in the form of guaranties?                                Yes           S/C

20 Did Debtor receive ENE credit support in the form of an ENE guaranty of an affiliate's
   guaranty of Debtor's obligations?                                                                No          No S/C

21 Did Debtor receive credit support in the form of letters of credit issued by ENE on its
   behalf?                                                                                         Yes           S/C

22 In the eighteen months preceding the Initial Petition Date, did Debtor receive funding
   for its business activities from ENE?                                                           Yes           S/C

23 Did Debtor transact substantially all of its business with one or more of the other Enron
   Companies?                                                                                      Yes           S/C

24 Was Debtor required to submit material transactions for approval to the ENE board, ENE
   Office of the Chair and/or ENE Risk Assessment and Control Group?                               Yes           S/C

25 In addition to any approvals required at the ENE level, did Debtor submit material
   transactions to its own board for approval?                                                      No           S/C

26 Did Debtor conduct all statutorily or otherwise required board (for corporations) or
   management/partnership meetings (for limited liability companies and partnerships)?             Yes          No S/C

27 If either of the two preceding questions were answered "yes," were the decisions
   substantially all made or meetings substantially all held by written consent?                   Yes           S/C

28 If Debtor was formed by the Enron Companies, were all corporate formalities observed in
   the formation?                                                                                  Yes          No S/C

29 Rather than settling intercompany obligations in cash, did the Debtor ever settle intercompany balances with Enron entities other than ENE by transferring intercompany
   obligations to ENE?                                                                             Yes           S/C

30 As of the Initial Petition Date, was the Debtor obligated on intercompany payables to
   five or more of the other Debtors?                                                              Yes           S/C

31 As of the Initial Petition Date, was the Debtor holding intercompany receivables from
   five or more of the other Debtors?                                                              Yes           S/C

Legend: "N/A" means not applicable, "S/C" means arguably supportive of substantive consolidation with other Debtors, and "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                             Enron Engineering &
                                                    Operational Services Company
As of 12/2/01, Direct Subsidiary of:                Enron North America
Business Segment as of 12/2/01:                     Wholesale
Formed or Acquired by Enron Companies:              Formed 2001
Debtor #                                            21

 1 As of the Initial Petition Date, was Debtor directly or indirectly wholly owned by ENE?         Yes           S/C

 2 Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                   Yes           S/C

 3 Did Debtor share office space or other facilities with ENE?                                     Yes           S/C

 4 If either of the two preceding questions were answered "yes," was Debtor charged for the
   use of such legal address, office space or other facilities?                                     No           S/C

 5 Prior to the Initial Petition Date, were separate books and records maintained for Debtor?      Yes          No S/C

 6 Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities as of its
   Petition Date?                                                                                  Yes          No S/C

 7 Did Debtor file Schedules of Assets reflecting Debtor's assets as of its Petition Date?         Yes          No S/C

 8 Was Debtor identified as legal employer of any employees?                                       Yes          No S/C

 9 If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was
   Debtor charged for utilizing such support services?                                              No           S/C

10 If Debtor utilized the services of employees of Enron Service Companies, excluding ENE,
   was Debtor charged for the use of such employees?                                                No           S/C

11 During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of ENE?  If yes, how many
   individuals overlapped?                                                                     Yes, 3 of 5       S/C

12 During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of Debtors other than ENE?  If
   yes, how many individuals overlapped?                                                          Yes, 5         S/C

13 As of the Initial Petition Date, did Debtor participate in the ENE centralized cash
   management system?                                                                              Yes           S/C

14 Was Debtor included in ENE's 2001 consolidated federal income tax returns?                      Yes           S/C

15 If required, did Debtor file separate state and local tax returns?                              Yes          No S/C

16 Was Debtor included in ENE's consolidated publicly disseminated financial reports?              Yes           S/C

17 Did Debtor disseminate Debtor-specific financial information such that a third party
   could assess Debtor's separate creditworthiness prior to extending credit?                       No           S/C

18 Was Debtor given a credit rating separate and apart from ENE's credit rating?                    No           S/C

19 Did Debtor receive ENE credit support in the form of guaranties?                                 No          No S/C

20 Did Debtor receive ENE credit support in the form of an ENE guaranty of an affiliate's
   guaranty of Debtor's obligations?                                                                No          No S/C

21 Did Debtor receive credit support in the form of letters of credit issued by ENE on its
   behalf?                                                                                          No          No S/C

22 In the eighteen months preceding the Initial Petition Date, did Debtor receive funding
   for its business activities from ENE?                                                            No          No S/C

23 Did Debtor transact substantially all of its business with one or more of the other Enron
   Companies?                                                                                      Yes           S/C

24 Was Debtor required to submit material transactions for approval to the ENE board, ENE
   Office of the Chair and/or ENE Risk Assessment and Control Group?                               Yes           S/C

25 In addition to any approvals required at the ENE level, did Debtor submit material
   transactions to its own board for approval?                                                      No           S/C

26 Did Debtor conduct all statutorily or otherwise required board (for corporations) or
   management/partnership meetings (for limited liability companies and partnerships)?             Yes          No S/C

27 If either of the two preceding questions were answered "yes," were the decisions
   substantially all made or meetings substantially all held by written consent?                   Yes           S/C

28 If Debtor was formed by the Enron Companies, were all corporate formalities observed in
   the formation?                                                                                  Yes          No S/C

29 Rather than settling intercompany obligations in cash, did the Debtor ever settle intercompany balances with Enron entities other than ENE by transferring intercompany
   obligations to ENE?                                                                             Yes           S/C

30 As of the Initial Petition Date, was the Debtor obligated on intercompany payables to
   five or more of the other Debtors?                                                               No          No S/C

31 As of the Initial Petition Date, was the Debtor holding intercompany receivables from
   five or more of the other Debtors?                                                               No          No S/C

Legend: "N/A" means not applicable, "S/C" means arguably supportive of substantive consolidation with other Debtors, and "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                              Enron Equipment Procurement
                                                     Company
As of 12/2/01, Direct Subsidiary of:                 Enron Power Corp. U.S.
Business Segment as of 12/2/01:                      Corp & Other
Formed or Acquired by Enron Companies:               Formed 1994
Debtor #                                             180

 1 As of the Initial Petition Date, was Debtor directly or indirectly wholly owned by ENE?         Yes          S/C

 2 Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                   Yes          S/C

 3 Did Debtor share office space or other facilities with ENE?                                      No         No S/C

 4 If either of the two preceding questions were answered "yes," was Debtor charged for the
   use of such legal address, office space or other facilities?                                    Yes         No S/C

 5 Prior to the Initial Petition Date, were separate books and records maintained for Debtor?      Yes         No S/C

 6 Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities as of its
   Petition Date?                                                                                  Yes         No S/C

 7 Did Debtor file Schedules of Assets reflecting Debtor's assets as of its Petition Date?         Yes         No S/C

 8 Was Debtor identified as legal employer of any employees?                                        No          S/C

 9 If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was
   Debtor charged for utilizing such support services?                                              No          S/C

10 If Debtor utilized the services of employees of Enron Service Companies, excluding ENE,
   was Debtor charged for the use of such employees?                                               Yes         No S/C

11 During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of ENE?  If yes, how many
   individuals overlapped?                                                                     Yes, 3 of 9      S/C

12 During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of Debtors other than ENE?  If
   yes, how many individuals overlapped?                                                          Yes, 9        S/C

13 As of the Initial Petition Date, did Debtor participate in the ENE centralized cash
   management system?                                                                              Yes          S/C

14 Was Debtor included in ENE's 2001 consolidated federal income tax returns?                      Yes          S/C

15 If required, did Debtor file separate state and local tax returns?                              Yes         No S/C

16 Was Debtor included in ENE's consolidated publicly disseminated financial reports?              Yes          S/C

17 Did Debtor disseminate Debtor-specific financial information such that a third party
   could assess Debtor's separate creditworthiness prior to extending credit?                      No           S/C

18 Was Debtor given a credit rating separate and apart from ENE's credit rating?                   No           S/C

19 Did Debtor receive ENE credit support in the form of guaranties?                               Yes           S/C

20 Did Debtor receive ENE credit support in the form of an ENE guaranty of an affiliate's
   guaranty of Debtor's obligations?                                                               No          No S/C

21 Did Debtor receive credit support in the form of letters of credit issued by ENE on its
   behalf?                                                                                        Yes           S/C

22 In the eighteen months preceding the Initial Petition Date, did Debtor receive funding
   for its business activities from ENE?                                                           No          No S/C

23 Did Debtor transact substantially all of its business with one or more of the other Enron
   Companies?                                                                                      No          No S/C

24 Was Debtor required to submit material transactions for approval to the ENE board, ENE
   Office of the Chair and/or ENE Risk Assessment and Control Group?                              Yes           S/C

25 In addition to any approvals required at the ENE level, did Debtor submit material
   transactions to its own board for approval?                                                     No           S/C

26 Did Debtor conduct all statutorily or otherwise required board (for corporations) or
   management/partnership meetings (for limited liability companies and partnerships)?            Yes          No S/C

27 If either of the two preceding questions were answered "yes," were the decisions
   substantially all made or meetings substantially all held by written consent?                  Yes           S/C

28 If Debtor was formed by the Enron Companies, were all corporate formalities observed in
   the formation?                                                                                 Yes          No S/C

29 Rather than settling intercompany obligations in cash, did the Debtor ever settle intercompany balances with Enron entities other than ENE by transferring intercompany
   obligations to ENE?                                                                            Yes           S/C

30 As of the Initial Petition Date, was the Debtor obligated on intercompany payables to
   five or more of the other Debtors?                                                             Yes           S/C

31 As of the Initial Petition Date, was the Debtor holding intercompany receivables from
   five or more of the other Debtors?                                                              No          No S/C

Legend: "N/A" means not applicable, "S/C" means arguably supportive of substantive consolidation with other Debtors, and "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                                Enron Expat Services Inc.
As of 12/2/01, Direct Subsidiary of:                   Enron Corp.
Business Segment as of 12/2/01:                        Corp & Other
Formed or Acquired by Enron Companies:                 Formed 1990
Debtor #                                               76

 1 As of the Initial Petition Date, was Debtor directly or indirectly wholly owned by ENE?         Yes           S/C

 2 Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                   Yes           S/C

 3 Did Debtor share office space or other facilities with ENE?                                     Yes           S/C

 4 If either of the two preceding questions were answered "yes," was Debtor charged for the
   use of such legal address, office space or other facilities?                                    Yes          No S/C

 5 Prior to the Initial Petition Date, were separate books and records maintained for Debtor?      Yes          No S/C

 6 Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities as of its
   Petition Date?                                                                                  Yes          No S/C

 7 Did Debtor file Schedules of Assets reflecting Debtor's assets as of its Petition Date?         Yes          No S/C

 8 Was Debtor identified as legal employer of any employees?                                       Yes          No S/C

 9 If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was
   Debtor charged for utilizing such support services?                                              No           S/C

10 If Debtor utilized the services of employees of Enron Service Companies, excluding ENE,
   was Debtor charged for the use of such employees?                                               Yes          No S/C

11 During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of ENE?  If yes, how many
   individuals overlapped?                                                                     Yes, 4 of 5       S/C

12 During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of Debtors other than ENE?  If
   yes, how many individuals overlapped?                                                          Yes, 4         S/C

13 As of the Initial Petition Date, did Debtor participate in the ENE centralized cash
   management system?                                                                               No          No S/C

14 Was Debtor included in ENE's 2001 consolidated federal income tax returns?                      Yes           S/C

15 If required, did Debtor file separate state and local tax returns?                              Yes          No S/C

16 Was Debtor included in ENE's consolidated publicly disseminated financial reports?              Yes           S/C

17 Did Debtor disseminate Debtor-specific financial information such that a third party
   could assess Debtor's separate creditworthiness prior to extending credit?                       No           S/C

18 Was Debtor given a credit rating separate and apart from ENE's credit rating?                    No           S/C

19 Did Debtor receive ENE credit support in the form of guaranties?                                 No          No S/C

20 Did Debtor receive ENE credit support in the form of an ENE guaranty of an affiliate's
   guaranty of Debtor's obligations?                                                                No          No S/C

21 Did Debtor receive credit support in the form of letters of credit issued by ENE on its
   behalf?                                                                                          No          No S/C

22 In the eighteen months preceding the Initial Petition Date, did Debtor receive funding
   for its business activities from ENE?                                                           Yes           S/C

23 Did Debtor transact substantially all of its business with one or more of the other Enron
   Companies?                                                                                      Yes           S/C

24 Was Debtor required to submit material transactions for approval to the ENE board, ENE
   Office of the Chair and/or ENE Risk Assessment and Control Group?                               Yes           S/C

25 In addition to any approvals required at the ENE level, did Debtor submit material
   transactions to its own board for approval?                                                      No           S/C

26 Did Debtor conduct all statutorily or otherwise required board (for corporations) or
   management/partnership meetings (for limited liability companies and partnerships)?             Yes          No S/C

27 If either of the two preceding questions were answered "yes," were the decisions
   substantially all made or meetings substantially all held by written consent?                   Yes           S/C

28 If Debtor was formed by the Enron Companies, were all corporate formalities observed in
   the formation?                                                                                  Yes          No S/C

29 Rather than settling intercompany obligations in cash, did the Debtor ever settle intercompany balances with Enron entities other than ENE by transferring intercompany
   obligations to ENE?                                                                             Yes           S/C

30 As of the Initial Petition Date, was the Debtor obligated on intercompany payables to
   five or more of the other Debtors?                                                               No          No S/C

31 As of the Initial Petition Date, was the Debtor holding intercompany receivables from
   five or more of the other Debtors?                                                              Yes           S/C

Legend: "N/A" means not applicable, "S/C" means arguably supportive of substantive consolidation with other Debtors, and "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                   Enron Federal Solutions, Inc.
As of 12/2/01, Direct Subsidiary of:      Enron Energy Services Operations, Inc
Business Segment as of 12/2/01:           Retail
Formed or Acquired by Enron Companies:    Formed 1998
Debtor #                                  27

 1 As of the Initial Petition Date, was Debtor directly or indirectly wholly owned by ENE?         Yes     S/C

 2 Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                   Yes     S/C

 3 Did Debtor share office space or other facilities with ENE?                                      No    No S/C

 4 If either of the two preceding questions were answered "yes," was Debtor charged for the
   use of such legal address, office space or other facilities?                                     No     S/C

 5 Prior to the Initial Petition Date, were separate books and records maintained for Debtor?      Yes    No S/C

 6 Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities as of its
   Petition Date?                                                                                  Yes    No S/C

 7 Did Debtor file Schedules of Assets reflecting Debtor's assets as of its Petition Date?         Yes    No S/C

 8 Was Debtor identified as legal employer of any employees?                                        No     S/C

 9 If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was
   Debtor charged for utilizing such support services?                                              No     S/C

10 If Debtor utilized the services of employees of Enron Service Companies, excluding ENE,
   was Debtor charged for the use of such employees?                                                No     S/C

11 During the two years prior to the Initial Petition Date, was there an overlap between
   directors/executives of Debtor and directors/executives of ENE? If yes, how many              Yes, 3
   individuals overlapped?                                                                        of 12    S/C

12 During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of Debtors other than ENE? If
   yes, how many individuals overlapped?                                                         Yes, 10   S/C

13 As of the Initial Petition Date, did Debtor participate in the ENE centralized cash
   management system?                                                                               No    No S/C

14 Was Debtor included in ENE's 2001 consolidated federal income tax returns?                      Yes     S/C

15 If required, did Debtor file separate state and local tax returns?                              Yes    No S/C

16 Was Debtor included in ENE's consolidated publicly disseminated financial reports?              Yes     S/C

17 Did Debtor disseminate Debtor-specific financial information such that a third party could
   assess Debtor's separate creditworthiness prior to extending credit?                             No     S/C

18 Was Debtor given a credit rating separate and apart from ENE's credit rating?                    No     S/C

19 Did Debtor receive ENE credit support in the form of guaranties?                                Yes     S/C

20 Did Debtor receive ENE credit support in the form of an ENE guaranty of an affiliate's
   guaranty of Debtor's obligations?                                                                No    No S/C

21 Did Debtor receive credit support in the form of letters of credit issued by ENE on its
   behalf?                                                                                          No    No S/C

22 In the eighteen months preceding the Initial Petition Date, did Debtor receive funding for
   its business activities from ENE?                                                               Yes     S/C

23 Did Debtor transact substantially all of its business with one or more of the other Enron
   Companies?                                                                                       No    No S/C

24 Was Debtor required to submit material transactions for approval to the ENE board, ENE
   Office of the Chair and/or ENE Risk Assessment and Control Group?                               Yes     S/C

25 In addition to any approvals required at the ENE level, did Debtor submit material
   transactions to its own board for approval?                                                      No     S/C

26 Did Debtor conduct all statutorily or otherwise required board (for corporations) or
   management/partnership meetings (for limited liability companies and partnerships)?             Yes    No S/C

27 If either of the two preceding questions were answered "yes," were the decisions
   substantially all made or meetings substantially all held by written consent?                   Yes     S/C

28 If Debtor was formed by the Enron Companies, were all corporate formalities observed in
   the formation?                                                                                  Yes    No S/C

29 Rather than settling intercompany obligations in cash, did the Debtor ever settle intercompany balances with Enron entities other than ENE by transferring intercompany
   obligations to ENE?                                                                             Yes     S/C

30 As of the Initial Petition Date, was the Debtor obligated on intercompany payables to five
   or more of the other Debtors?                                                                    No    No S/C

31 As of the Initial Petition Date, was the Debtor holding intercompany receivables from five
   or more of the other Debtors?                                                                    No    No S/C

Legend: "N/A" means not applicable, "S/C" means arguably supportive of substantive consolidation with other Debtors, and "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                   Enron Freight Markets Corp.
As of 12/2/01, Direct Subsidiary of:      Enron Global Markets LLC
Business Segment as of 12/2/01:           Wholesale
Formed or Acquired by Enron Companies:    Acquired 2001
Debtor #                                  28

 1 As of the Initial Petition Date, was Debtor directly or indirectly wholly owned by ENE?         Yes     S/C

 2 Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                   Yes     S/C

 3 Did Debtor share office space or other facilities with ENE?                                     Yes     S/C

 4 If either of the two preceding questions were answered "yes," was Debtor charged for the
   use of such legal address, office space or other facilities?                                     No     S/C

 5 Prior to the Initial Petition Date, were separate books and records maintained for Debtor?      Yes    No S/C

 6 Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities as of its
   Petition Date?                                                                                  Yes    No S/C

 7 Did Debtor file Schedules of Assets reflecting Debtor's assets as of its Petition Date?         Yes    No S/C

 8 Was Debtor identified as legal employer of any employees?                                       Yes    No S/C

 9 If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was
   Debtor charged for utilizing such support services?                                              No     S/C

10 If Debtor utilized the services of employees of Enron Service Companies, excluding ENE,
   was Debtor charged for the use of such employees?                                                No     S/C

11 During the two years prior to the Initial Petition Date, was there an overlap between
   directors/executives of Debtor and directors/executives of ENE? If yes, how many              Yes, 2
   individuals overlapped?                                                                        of 7     S/C

12 During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of Debtors other than ENE? If
   yes, how many individuals overlapped?                                                         Yes, 7    S/C

13 As of the Initial Petition Date, did Debtor participate in the ENE centralized cash
   management system?                                                                              Yes     S/C

14 Was Debtor included in ENE's 2001 consolidated federal income tax returns?                      Yes     S/C

15 If required, did Debtor file separate state and local tax returns?                              Yes    No S/C

16 Was Debtor included in ENE's consolidated publicly disseminated financial reports?              Yes     S/C

17 Did Debtor disseminate Debtor-specific financial information such that a third party could
   assess Debtor's separate creditworthiness prior to extending credit?                             No     S/C

18 Was Debtor given a credit rating separate and apart from ENE's credit rating?                    No     S/C

19 Did Debtor receive ENE credit support in the form of guaranties?                                 No    No S/C

20 Did Debtor receive ENE credit support in the form of an ENE guaranty of an affiliate's
   guaranty of Debtor's obligations?                                                                No    No S/C

21 Did Debtor receive credit support in the form of letters of credit issued by ENE on its
   behalf?                                                                                          No    No S/C

22 In the eighteen months preceding the Initial Petition Date, did Debtor receive funding for
   its business activities from ENE?                                                               Yes     S/C

23 Did Debtor transact substantially all of its business with one or more of the other Enron
   Companies?                                                                                       No    No S/C

24 Was Debtor required to submit material transactions for approval to the ENE board, ENE
   Office of the Chair and/or ENE Risk Assessment and Control Group?                               Yes     S/C

25 In addition to any approvals required at the ENE level, did Debtor submit material
   transactions to its own board for approval?                                                      No     S/C

26 Did Debtor conduct all statutorily or otherwise required board (for corporations) or
   management/partnership meetings (for limited liability companies and partnerships)?             Yes    No S/C

27 If either of the two preceding questions were answered "yes," were the decisions
   substantially all made or meetings substantially all held by written consent?                   Yes     S/C

28 If Debtor was formed by the Enron Companies, were all corporate formalities observed in
   the formation?                                                                                  N/A     N/A

29 Rather than settling intercompany obligations in cash, did the Debtor ever settle intercompany balances with Enron entities other than ENE by transferring intercompany
   obligations to ENE?                                                                             Yes     S/C

30 As of the Initial Petition Date, was the Debtor obligated on intercompany payables to five
   or more of the other Debtors?                                                                   Yes     S/C

31 As of the Initial Petition Date, was the Debtor holding intercompany receivables from five
   or more of the other Debtors?                                                                    No    No S/C

Legend: "N/A" means not applicable, "S/C" means arguably supportive of substantive consolidation with other Debtors, and "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                   Enron Fuels International, Inc.
As of 12/2/01, Direct Subsidiary of:      Enron Power Corp. U.S.
Business Segment as of 12/2/01:           Wholesale
Formed or Acquired by Enron Companies:    Formed 1993
Debtor #                                  72

 1 As of the Initial Petition Date, was Debtor directly or indirectly wholly owned by ENE?         Yes     S/C

 2 Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                   Yes     S/C

 3 Did Debtor share office space or other facilities with ENE?                                      No    No S/C

 4 If either of the two preceding questions were answered "yes," was Debtor charged for the
   use of such legal address, office space or other facilities?                                     No     S/C

 5 Prior to the Initial Petition Date, were separate books and records maintained for Debtor?      Yes    No S/C

 6 Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities as of its
   Petition Date?                                                                                  Yes    No S/C

 7 Did Debtor file Schedules of Assets reflecting Debtor's assets as of its Petition Date?         Yes    No S/C

 8 Was Debtor identified as legal employer of any employees?                                        No     S/C

 9 If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was
   Debtor charged for utilizing such support services?                                              No     S/C

10 If Debtor utilized the services of employees of Enron Service Companies, excluding ENE,
   was Debtor charged for the use of such employees?                                                No     S/C

11 During the two years prior to the Initial Petition Date, was there an overlap between
   directors/executives of Debtor and directors/executives of ENE? If yes, how many               Yes, 5
   individuals overlapped?                                                                         of 7    S/C

12 During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of Debtors other than ENE? If
   yes, how many individuals overlapped?                                                          Yes, 7   S/C

13 As of the Initial Petition Date, did Debtor participate in the ENE centralized cash
   management system?                                                                              Yes     S/C

14 Was Debtor included in ENE's 2001 consolidated federal income tax returns?                      Yes     S/C

15 If required, did Debtor file separate state and local tax returns?                              Yes    No S/C

16 Was Debtor included in ENE's consolidated publicly disseminated financial reports?              Yes     S/C

17 Did Debtor disseminate Debtor-specific financial information such that a third party
   could assess Debtor's separate creditworthiness prior to extending credit?                       No     S/C

18 Was Debtor given a credit rating separate and apart from ENE's credit rating?                    No     S/C

19 Did Debtor receive ENE credit support in the form of guaranties?                                Yes     S/C

20 Did Debtor receive ENE credit support in the form of an ENE guaranty of an affiliate's
   guaranty of Debtor's obligations?                                                                No    No S/C

21 Did Debtor receive credit support in the form of letters of credit issued by ENE on its
   behalf?                                                                                          No    No S/C

22 In the eighteen months preceding the Initial Petition Date, did Debtor receive funding
   for its business activities from ENE?                                                           Yes     S/C

23 Did Debtor transact substantially all of its business with one or more of the other Enron
   Companies?                                                                                       No    No S/C

24 Was Debtor required to submit material transactions for approval to the ENE board, ENE
   Office of the Chair and/or ENE Risk Assessment and Control Group?                               Yes     S/C

25 In addition to any approvals required at the ENE level, did Debtor submit material
   transactions to its own board for approval?                                                      No     S/C

26 Did Debtor conduct all statutorily or otherwise required board (for corporations) or
   management/partnership meetings (for limited liability companies and partnerships)?             Yes    No S/C

27 If either of the two preceding questions were answered "yes," were the decisions
   substantially all made or meetings substantially all held by written consent?                   Yes     S/C

28 If Debtor was formed by the Enron Companies, were all corporate formalities observed in
   the formation?                                                                                  Yes    No S/C

29 Rather than settling intercompany obligations in cash, did the Debtor ever settle intercompany balances with Enron entities other than ENE by transferring intercompany
   obligations to ENE?                                                                             Yes     S/C

30 As of the Initial Petition Date, was the Debtor obligated on intercompany payables to
   five or more of the other Debtors?                                                              Yes     S/C

31 As of the Initial Petition Date, was the Debtor holding intercompany receivables from
   five or more of the other Debtors?                                                               No    No S/C

Legend: "N/A" means not applicable, "S/C" means arguably supportive of substantive consolidation with other Debtors, and "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                   Enron Gas Liquids, Inc.
As of 12/2/01, Direct Subsidiary of:      Enron North America
Business Segment as of 12/2/01:           Wholesale
Formed or Acquired by Enron Companies:    Formed 1986
Debtor #                                  15

 1 As of the Initial Petition Date, was Debtor directly or indirectly wholly owned by ENE?         Yes     S/C

 2 Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                   Yes     S/C

 3 Did Debtor share office space or other facilities with ENE?                                      No    No S/C

 4 If either of the two preceding questions were answered "yes," was Debtor charged for the
   use of such legal address, office space or other facilities?                                     No     S/C

 5 Prior to the Initial Petition Date, were separate books and records maintained for Debtor?      Yes    No S/C

 6 Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities as of its
   Petition Date?                                                                                  Yes    No S/C

 7 Did Debtor file Schedules of Assets reflecting Debtor's assets as of its Petition Date?         Yes    No S/C

 8 Was Debtor identified as legal employer of any employees?                                        No     S/C

 9 If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was
   Debtor charged for utilizing such support services?                                              No     S/C

10 If Debtor utilized the services of employees of Enron Service Companies, excluding ENE,
   was Debtor charged for the use of such employees?                                               Yes    No S/C

11 During the two years prior to the Initial Petition Date, was there an overlap between
   directors/executives of Debtor and directors/executives of ENE? If yes, how many              Yes, 5
   individuals overlapped?                                                                        of 10    S/C

12 During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of Debtors other than ENE? If
   yes, how many individuals overlapped?                                                         Yes, 10   S/C

13 As of the Initial Petition Date, did Debtor participate in the ENE centralized cash
   management system?                                                                              Yes     S/C

14 Was Debtor included in ENE's 2001 consolidated federal income tax returns?                      Yes     S/C

15 If required, did Debtor file separate state and local tax returns?                              Yes    No S/C

16 Was Debtor included in ENE's consolidated publicly disseminated financial reports?              Yes     S/C

17 Did Debtor disseminate Debtor-specific financial information such that a third party could
   assess Debtor's separate creditworthiness prior to extending credit?                             No     S/C

18 Was Debtor given a credit rating separate and apart from ENE's credit rating?                    No     S/C

19 Did Debtor receive ENE credit support in the form of guaranties?                                Yes     S/C

20 Did Debtor receive ENE credit support in the form of an ENE guaranty of an affiliate's
   guaranty of Debtor's obligations?                                                                No    No S/C

21 Did Debtor receive credit support in the form of letters of credit issued by ENE on its
   behalf?                                                                                         Yes     S/C

22 In the eighteen months preceding the Initial Petition Date, did Debtor receive funding for
   its business activities from ENE?                                                               Yes     S/C

23 Did Debtor transact substantially all of its business with one or more of the other Enron
   Companies?                                                                                       No    No S/C

24 Was Debtor required to submit material transactions for approval to the ENE board, ENE
   Office of the Chair and/or ENE Risk Assessment and Control Group?                               Yes     S/C

25 In addition to any approvals required at the ENE level, did Debtor submit material
   transactions to its own board for approval?                                                      No     S/C

26 Did Debtor conduct all statutorily or otherwise required board (for corporations) or
   management/partnership meetings (for limited liability companies and partnerships)?             Yes    No S/C

27 If either of the two preceding questions were answered "yes," were the decisions
   substantially all made or meetings substantially all held by written consent?                   Yes     S/C

28 If Debtor was formed by the Enron Companies, were all corporate formalities observed in
   the formation?                                                                                  Yes    No S/C

29 Rather than settling intercompany obligations in cash, did the Debtor ever settle intercompany balances with Enron entities other than ENE by transferring intercompany
   obligations to ENE?                                                                             Yes     S/C

30 As of the Initial Petition Date, was the Debtor obligated on intercompany payables to five
   or more of the other Debtors?                                                                   Yes     S/C

31 As of the Initial Petition Date, was the Debtor holding intercompany receivables from five
   or more of the other Debtors?                                                                    No    No S/C

Legend: "N/A" means not applicable, "S/C" means arguably supportive of substantive consolidation with other Debtors, and "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                   Enron Gathering Company
As of 12/2/01, Direct Subsidiary of:      Enron Operations, L.P
Business Segment as of 12/2/01:           Transportation
Formed or Acquired by Enron Companies:    Formed 1994
Debtor #                                  147

 1 As of the Initial Petition Date, was Debtor directly or indirectly wholly owned by ENE?         Yes     S/C

 2 Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                   Yes     S/C

 3 Did Debtor share office space or other facilities with ENE?                                      No    No S/C

 4 If either of the two preceding questions were answered "yes," was Debtor charged for the
   use of such legal address, office space or other facilities?                                     No     S/C

 5 Prior to the Initial Petition Date, were separate books and records maintained for Debtor?      Yes    No S/C

 6 Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities as of its
   Petition Date?                                                                                  Yes    No S/C

 7 Did Debtor file Schedules of Assets reflecting Debtor's assets as of its Petition Date?         Yes    No S/C

 8 Was Debtor identified as legal employer of any employees?                                        No     S/C

 9 If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was
   Debtor charged for utilizing such support services?                                              No     S/C

10 If Debtor utilized the services of employees of Enron Service Companies, excluding ENE,
   was Debtor charged for the use of such employees?                                                No     S/C

11 During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of ENE? If yes, how many
   individuals overlapped?                                                                          No    No S/C

12 During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of Debtors other than ENE? If
   yes, how many individuals overlapped?                                                         Yes, 2    S/C

13 As of the Initial Petition Date, did Debtor participate in the ENE centralized cash
   management system?                                                                               No    No S/C

14 Was Debtor included in ENE's 2001 consolidated federal income tax returns?                      Yes     S/C

15 If required, did Debtor file separate state and local tax returns?                              N/A     N/A

16 Was Debtor included in ENE's consolidated publicly disseminated financial reports?              Yes     S/C

17 Did Debtor disseminate Debtor-specific financial information such that a third party could
   assess Debtor's separate creditworthiness prior to extending credit?                             No     S/C

18 Was Debtor given a credit rating separate and apart from ENE's credit rating?                    No     S/C

19 Did Debtor receive ENE credit support in the form of guaranties?                                 No    No S/C

20 Did Debtor receive ENE credit support in the form of an ENE guaranty of an affiliate's
   guaranty of Debtor's obligations?                                                                No    No S/C

21 Did Debtor receive credit support in the form of letters of credit issued by ENE on its
   behalf?                                                                                          No    No S/C

22 In the eighteen months preceding the Initial Petition Date, did Debtor receive funding for
   its business activities from ENE?                                                                No    No S/C

23 Did Debtor transact substantially all of its business with one or more of the other Enron
   Companies?                                                                                      Yes     S/C

24 Was Debtor required to submit material transactions for approval to the ENE board, ENE
   Office of the Chair and/or ENE Risk Assessment and Control Group?                               Yes     S/C

25 In addition to any approvals required at the ENE level, did Debtor submit material
   transactions to its own board for approval?                                                      No     S/C

26 Did Debtor conduct all statutorily or otherwise required board (for corporations) or
   management/partnership meetings (for limited liability companies and partnerships)?             Yes    No S/C

27 If either of the two preceding questions were answered "yes," were the decisions
   substantially all made or meetings substantially all held by written consent?                   Yes     S/C

28 If Debtor was formed by the Enron Companies, were all corporate formalities observed in
   the formation?                                                                                  Yes    No S/C

29 Rather than settling intercompany obligations in cash, did the Debtor ever settle intercompany balances with Enron entities other than ENE by
   transferring intercompany obligations to ENE?                                                    No    No S/C

30 As of the Initial Petition Date, was the Debtor obligated on intercompany payables to five
   or more of the other Debtors?                                                                    No    No S/C

31 As of the Initial Petition Date, was the Debtor holding intercompany receivables from five
   or more of the other Debtors?                                                                    No    No S/C

Legend: "N/A" means not applicable, "S/C" means arguably supportive of substantive consolidation with other Debtors, and "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                   Enron Global LNG LLC
As of 12/2/01, Direct Subsidiary of:      Atlantic Commercial Finance Inc
Business Segment as of 12/2/01:           Wholesale
Formed or Acquired by Enron Companies:    Formed 1999
Debtor #                                  33

 1 As of the Initial Petition Date, was Debtor directly or indirectly wholly owned by ENE?         Yes     S/C

 2 Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                   Yes     S/C

 3 Did Debtor share office space or other facilities with ENE?                                     Yes     S/C

 4 If either of the two preceding questions were answered "yes," was Debtor charged for the
   use of such legal address, office space or other facilities?                                    Yes    No S/C

 5 Prior to the Initial Petition Date, were separate books and records maintained for Debtor?      Yes    No S/C

 6 Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities as of its
   Petition Date?                                                                                  Yes    No S/C

 7 Did Debtor file Schedules of Assets reflecting Debtor's assets as of its Petition Date?         Yes    No S/C

 8 Was Debtor identified as legal employer of any employees?                                       Yes    No S/C

 9 If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was
   Debtor charged for utilizing such support services?                                              No     S/C

10 If Debtor utilized the services of employees of Enron Service Companies, excluding ENE,
   was Debtor charged for the use of such employees?                                               Yes    No S/C

11 During the two years prior to the Initial Petition Date, was there an overlap between
   directors/executives of Debtor and directors/executives of ENE? If yes, how many              Yes, 4
   individuals overlapped?                                                                        of 9     S/C

12 During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of Debtors other than ENE? If
   yes, how many individuals overlapped?                                                         Yes, 9    S/C

13 As of the Initial Petition Date, did Debtor participate in the ENE centralized cash
   management system?                                                                              Yes     S/C

14 Was Debtor included in ENE's 2001 consolidated federal income tax returns?                      Yes     S/C

15 If required, did Debtor file separate state and local tax returns?                              Yes    No S/C

16 Was Debtor included in ENE's consolidated publicly disseminated financial reports?              Yes     S/C

17 Did Debtor disseminate Debtor-specific financial information such that a third party could
   assess Debtor's separate creditworthiness prior to extending credit?                             No     S/C

18 Was Debtor given a credit rating separate and apart from ENE's credit rating?                    No     S/C

19 Did Debtor receive ENE credit support in the form of guaranties?                                 No    No S/C

20 Did Debtor receive ENE credit support in the form of an ENE guaranty of an affiliate's
   guaranty of Debtor's obligations?                                                                No    No S/C

21 Did Debtor receive credit support in the form of letters of credit issued by ENE on its
   behalf?                                                                                          No    No S/C

22 In the eighteen months preceding the Initial Petition Date, did Debtor receive funding for
   its business activities from ENE?                                                               Yes     S/C

23 Did Debtor transact substantially all of its business with one or more of the other Enron
   Companies?                                                                                       No    No S/C

24 Was Debtor required to submit material transactions for approval to the ENE board, ENE
   Office of the Chair and/or ENE Risk Assessment and Control Group?                               Yes     S/C

25 In addition to any approvals required at the ENE level, did Debtor submit material
   transactions to its own board for approval?                                                      No     S/C

26 Did Debtor conduct all statutorily or otherwise required board (for corporations) or
   management/partnership meetings (for limited liability companies and partnerships)?             Yes    No S/C

27 If either of the two preceding questions were answered "yes," were the decisions
   substantially all made or meetings substantially all held by written consent?                   Yes     S/C

28 If Debtor was formed by the Enron Companies, were all corporate formalities observed in
   the formation?                                                                                  Yes    No S/C

29 Rather than settling intercompany obligations in cash, did the Debtor ever settle intercompany balances with Enron entities other than ENE by transferring intercompany
   obligations to ENE?                                                                             Yes     S/C

30 As of the Initial Petition Date, was the Debtor obligated on intercompany payables to five
   or more of the other Debtors?                                                                   Yes     S/C

31 As of the Initial Petition Date, was the Debtor holding intercompany receivables from five
   or more of the other Debtors?                                                                    No    No S/C

Legend: "N/A" means not applicable, "S/C" means arguably supportive of substantive consolidation with other Debtors, and "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                   Enron Global Markets LLC
As of 12/2/01, Direct Subsidiary of:      Enron Corp.
Business Segment as of 12/2/01:           Wholesale
Formed or Acquired by Enron Companies:    Formed 2000
Debtor #                                  16

 1 As of the Initial Petition Date, was Debtor directly or indirectly wholly owned by ENE?         Yes     S/C

 2 Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                   Yes     S/C

 3 Did Debtor share office space or other facilities with ENE?                                      No    No S/C

 4 If either of the two preceding questions were answered "yes," was Debtor charged for the
   use of such legal address, office space or other facilities?                                    Yes    No S/C

 5 Prior to the Initial Petition Date, were separate books and records maintained for Debtor?      Yes    No S/C

 6 Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities as of its
   Petition Date?                                                                                  Yes    No S/C

 7 Did Debtor file Schedules of Assets reflecting Debtor's assets as of its Petition Date?         Yes    No S/C

 8 Was Debtor identified as legal employer of any employees?                                        No     S/C

 9 If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was
   Debtor charged for utilizing such support services?                                             Yes    No S/C

10 If Debtor utilized the services of employees of Enron Service Companies, excluding ENE,
   was Debtor charged for the use of such employees?                                               Yes    No S/C

11 During the two years prior to the Initial Petition Date, was there an overlap between
   directors/executives of Debtor and directors/executives of ENE? If yes, how many              Yes, 5
   individuals overlapped?                                                                        of 12    S/C

12 During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of Debtors other than ENE? If
   yes, how many individuals overlapped?                                                         Yes, 12   S/C

13 As of the Initial Petition Date, did Debtor participate in the ENE centralized cash
   management system?                                                                              Yes     S/C

14 Was Debtor included in ENE's 2001 consolidated federal income tax returns?                      Yes     S/C

15 If required, did Debtor file separate state and local tax returns?                              Yes    No S/C

16 Was Debtor included in ENE's consolidated publicly disseminated financial reports?              Yes     S/C

17 Did Debtor disseminate Debtor-specific financial information such that a third party could
   assess Debtor's separate creditworthiness prior to extending credit?                             No     S/C

18 Was Debtor given a credit rating separate and apart from ENE's credit rating?                    No     S/C

19 Did Debtor receive ENE credit support in the form of guaranties?                                Yes     S/C

20 Did Debtor receive ENE credit support in the form of an ENE guaranty of an affiliate's
   guaranty of Debtor's obligations?                                                                No    No S/C

21 Did Debtor receive credit support in the form of letters of credit issued by ENE on its
   behalf?                                                                                          No    No S/C

22 In the eighteen months preceding the Initial Petition Date, did Debtor receive funding for
   its business activities from ENE?                                                               Yes     S/C

23 Did Debtor transact substantially all of its business with one or more of the other Enron
   Companies?                                                                                       No    No S/C

24 Was Debtor required to submit material transactions for approval to the ENE board, ENE
   Office of the Chair and/or ENE Risk Assessment and Control Group?                               Yes     S/C

25 In addition to any approvals required at the ENE level, did Debtor submit material
   transactions to its own board for approval?                                                     Yes    No S/C

26 Did Debtor conduct all statutorily or otherwise required board (for corporations) or
   management/partnership meetings (for limited liability companies and partnerships)?             Yes    No S/C

27 If either of the two preceding questions were answered "yes," were the decisions
   substantially all made or meetings substantially all held by written consent?                   Yes     S/C

28 If Debtor was formed by the Enron Companies, were all corporate formalities observed in
   the formation?                                                                                  Yes    No S/C

29 Rather than settling intercompany obligations in cash, did the Debtor ever settle intercompany balances with Enron entities other than ENE by transferring intercompany
   obligations to ENE?                                                                             Yes     S/C

30 As of the Initial Petition Date, was the Debtor obligated on intercompany payables to five
   or more of the other Debtors?                                                                   Yes     S/C

31 As of the Initial Petition Date, was the Debtor holding intercompany receivables from five
   or more of the other Debtors?                                                                   Yes     S/C

Legend: "N/A" means not applicable, "S/C" means arguably supportive of substantive consolidation with other Debtors, and "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                   Enron Global Power & Pipelines L.L.C.
As of 12/2/01, Direct Subsidiary of:      Enron Corp 62.18%, Enron Holding LLC
                                          35.63%, Enron Equity Corp 2.19%
Business Segment as of 12/2/01:           Wholesale
Formed or Acquired by Enron Companies:    Formed 1994
Debtor #                                  172

 1 As of the Initial Petition Date, was Debtor directly or indirectly wholly owned by ENE?         Yes     S/C

 2 Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                   Yes     S/C

 3 Did Debtor share office space or other facilities with ENE?                                      No    No S/C

 4 If either of the two preceding questions were answered "yes," was Debtor charged for the
   use of such legal address, office space or other facilities?                                     No     S/C

 5 Prior to the Initial Petition Date, were separate books and records maintained for Debtor?      Yes    No S/C

 6 Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities as of its
   Petition Date?                                                                                  Yes    No S/C

 7 Did Debtor file Schedules of Assets reflecting Debtor's assets as of its Petition Date?         Yes    No S/C

 8 Was Debtor identified as legal employer of any employees?                                        No     S/C

 9 If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was
   Debtor charged for utilizing such support services?                                              No     S/C

10 If Debtor utilized the services of employees of Enron Service Companies, excluding ENE,
   was Debtor charged for the use of such employees?                                                No     S/C

11 During the two years prior to the Initial Petition Date, was there an overlap between
   directors/executives of Debtor and directors/executives of ENE? If yes, how many              Yes, 4
   individuals overlapped?                                                                        of 5     S/C

12 During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of Debtors other than ENE? If
   yes, how many individuals overlapped?                                                         Yes, 5    S/C

13 As of the Initial Petition Date, did Debtor participate in the ENE centralized cash
   management system?                                                                               No    No S/C

14 Was Debtor included in ENE's 2001 consolidated federal income tax returns?                       No    No S/C

15 If required, did Debtor file separate state and local tax returns?                              Yes    No S/C

16 Was Debtor included in ENE's consolidated publicly disseminated financial reports?              Yes     S/C

17 Did Debtor disseminate Debtor-specific financial information such that a third party could
   assess Debtor's separate creditworthiness prior to extending credit?                             No     S/C

18 Was Debtor given a credit rating separate and apart from ENE's credit rating?                    No     S/C

19 Did Debtor receive ENE credit support in the form of guaranties?                                 No    No S/C

20 Did Debtor receive ENE credit support in the form of an ENE guaranty of an affiliate's
   guaranty of Debtor's obligations?                                                                No    No S/C

21 Did Debtor receive credit support in the form of letters of credit issued by ENE on its
   behalf?                                                                                          No    No S/C

22 In the eighteen months preceding the Initial Petition Date, did Debtor receive funding for
   its business activities from ENE?                                                                No    No S/C

23 Did Debtor transact substantially all of its business with one or more of the other Enron
   Companies?                                                                                      Yes     S/C

24 Was Debtor required to submit material transactions for approval to the ENE board, ENE
   Office of the Chair and/or ENE Risk Assessment and Control Group?                               Yes     S/C

25 In addition to any approvals required at the ENE level, did Debtor submit material
   transactions to its own board for approval?                                                     Yes    No S/C

26 Did Debtor conduct all statutorily or otherwise required board (for corporations) or
   management/partnership meetings (for limited liability companies and partnerships)?             Yes    No S/C

27 If either of the two preceding questions were answered "yes," were the decisions
   substantially all made or meetings substantially all held by written consent?                   Yes     S/C

28 If Debtor was formed by the Enron Companies, were all corporate formalities observed in
   the formation?                                                                                  Yes    No S/C

29 Rather than settling intercompany obligations in cash, did the Debtor ever settle intercompany balances with Enron entities other than ENE by transferring intercompany
   obligations to ENE?                                                                             Yes     S/C

30 As of the Initial Petition Date, was the Debtor obligated on intercompany payables to five
   or more of the other Debtors?                                                                    No    No S/C

31 As of the Initial Petition Date, was the Debtor holding intercompany receivables from five
   or more of the other Debtors?                                                                    No    No S/C

Legend: "N/A" means not applicable, "S/C" means arguably supportive of substantive consolidation with other Debtors, and "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                   Enron Holding Company L.L.C.
As of 12/2/01, Direct Subsidiary of:      Enron Equity Corp 70%, Enron
                                          International Holdings Corp 29% &
                                          Enron Global Inc 1%
Business Segment as of 12/2/01:           Wholesale
Formed or Acquired by Enron Companies:    Formed 1994
Debtor #                                  132

 1 As of the Initial Petition Date, was Debtor directly or indirectly wholly owned by ENE?         Yes     S/C

 2 Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                   Yes     S/C

 3 Did Debtor share office space or other facilities with ENE?                                      No    No S/C

 4 If either of the two preceding questions were answered "yes," was Debtor charged for the
   use of such legal address, office space or other facilities?                                     No     S/C

 5 Prior to the Initial Petition Date, were separate books and records maintained for Debtor?      Yes    No S/C

 6 Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities as of its
   Petition Date?                                                                                  Yes    No S/C

 7 Did Debtor file Schedules of Assets reflecting Debtor's assets as of its Petition Date?         Yes    No S/C

 8 Was Debtor identified as legal employer of any employees?                                        No     S/C

 9 If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was
   Debtor charged for utilizing such support services?                                              No     S/C

10 If Debtor utilized the services of employees of Enron Service Companies, excluding ENE,
   was Debtor charged for the use of such employees?                                                No     S/C

11 During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of ENE? If yes, how many
   individuals overlapped?                                                                          No    No S/C

12 During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of Debtors other than ENE? If
   yes, how many individuals overlapped?                                                            No    No S/C

13 As of the Initial Petition Date, did Debtor participate in the ENE centralized cash
   management system?                                                                               No    No S/C

14 Was Debtor included in ENE's 2001 consolidated federal income tax returns?                       No    No S/C

15 If required, did Debtor file separate state and local tax returns?                              Yes    No S/C

16 Was Debtor included in ENE's consolidated publicly disseminated financial reports?              Yes     S/C

17 Did Debtor disseminate Debtor-specific financial information such that a third party could
   assess Debtor's separate creditworthiness prior to extending credit?                             No     S/C

18 Was Debtor given a credit rating separate and apart from ENE's credit rating?                    No     S/C

19 Did Debtor receive ENE credit support in the form of guaranties?                                 No    No S/C

20 Did Debtor receive ENE credit support in the form of an ENE guaranty of an affiliate's
   guaranty of Debtor's obligations?                                                                No    No S/C

21 Did Debtor receive credit support in the form of letters of credit issued by ENE on its
   behalf?                                                                                          No    No S/C

22 In the eighteen months preceding the Initial Petition Date, did Debtor receive funding for
   its business activities from ENE?                                                                No    No S/C

23 Did Debtor transact substantially all of its business with one or more of the other Enron
   Companies?                                                                                      Yes     S/C

24 Was Debtor required to submit material transactions for approval to the ENE board, ENE
   Office of the Chair and/or ENE Risk Assessment and Control Group?                               Yes     S/C

25 In addition to any approvals required at the ENE level, did Debtor submit material
   transactions to its own board for approval?                                                      No     S/C

26 Did Debtor conduct all statutorily or otherwise required board (for corporations) or
   management/partnership meetings (for limited liability companies and partnerships)?             Yes     No S/C

27 If either of the two preceding questions were answered "yes," were the decisions
   substantially all made or meetings substantially all held by written consent?                   Yes     S/C

28 If Debtor was formed by the Enron Companies, were all corporate formalities observed in
   the formation?                                                                                  Yes    No S/C

29 Rather than settling intercompany obligations in cash, did the Debtor ever settle intercompany balances with Enron entities other than ENE by transferring intercompany
   obligations to ENE?                                                                             Yes     S/C

30 As of the Initial Petition Date, was the Debtor obligated on intercompany payables to five
   or more of the other Debtors?                                                                    No    No S/C

31 As of the Initial Petition Date, was the Debtor holding intercompany receivables from five
   or more of the other Debtors?                                                                    No    No S/C

Legend: "N/A" means not applicable, "S/C" means arguably supportive of substantive consolidation with other Debtors, and "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                   Enron India Holdings Ltd.
As of 12/2/01, Direct Subsidiary of:      Offshore Power Production C.V.
Business Segment as of 12/2/01:           Wholesale
Formed or Acquired by Enron Companies:    Formed 1994
Debtor #                                  57

 1 As of the Initial Petition Date, was Debtor directly or indirectly wholly owned by ENE?         Yes     S/C

 2 Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                    No    No S/C

 3 Did Debtor share office space or other facilities with ENE?                                      No    No S/C

 4 If either of the two preceding questions were answered "yes," was Debtor charged for the
   use of such legal address, office space or other facilities?                                    N/A     N/A

 5 Prior to the Initial Petition Date, were separate books and records maintained for Debtor?      Yes    No S/C

 6 Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities as of its
   Petition Date?                                                                                  Yes    No S/C

 7 Did Debtor file Schedules of Assets reflecting Debtor's assets as of its Petition Date?         Yes    No S/C

 8 Was Debtor identified as legal employer of any employees?                                        No     S/C

 9 If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was
   Debtor charged for utilizing such support services?                                              No     S/C

10 If Debtor utilized the services of employees of Enron Service Companies, excluding ENE,
   was Debtor charged for the use of such employees?                                                No     S/C

11 During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of ENE? If yes, how many
   individuals overlapped?                                                                       Yes, 2
                                                                                                  of 4     S/C

12 During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of Debtors other than ENE? If
   yes, how many individuals overlapped?                                                         Yes, 3    S/C

13 As of the Initial Petition Date, did Debtor participate in the ENE centralized cash
   management system?                                                                               No    No S/C

14 Was Debtor included in ENE's 2001 consolidated federal income tax returns?                       No    No S/C

15 If required, did Debtor file separate state and local tax returns?                              N/A     N/A

16 Was Debtor included in ENE's consolidated publicly disseminated financial reports?              Yes     S/C

17 Did Debtor disseminate Debtor-specific financial information such that a third party could
   assess Debtor's separate creditworthiness prior to extending credit?                             No     S/C

18 Was Debtor given a credit rating separate and apart from ENE's credit rating?                    No     S/C

19 Did Debtor receive ENE credit support in the form of guaranties?                                 No    No S/C

20 Did Debtor receive ENE credit support in the form of an ENE guaranty of an affiliate's
   guaranty of Debtor's obligations?                                                                No    No S/C

21 Did Debtor receive credit support in the form of letters of credit issued by ENE on its
   behalf?                                                                                          No    No S/C

22 In the eighteen months preceding the Initial Petition Date, did Debtor receive funding for
   its business activities from ENE?                                                                No    No S/C

23 Did Debtor transact substantially all of its business with one or more of the other Enron
   Companies?                                                                                      Yes     S/C

24 Was Debtor required to submit material transactions for approval to the ENE board, ENE
   Office of the Chair and/or ENE Risk Assessment and Control Group?                               Yes     S/C

25 In addition to any approvals required at the ENE level, did Debtor submit material
   transactions to its own board for approval?                                                      No     S/C

26 Did Debtor conduct all statutorily or otherwise required board (for corporations) or
   management/partnership meetings (for limited liability companies and partnerships)?             Yes    No S/C

27 If either of the two preceding questions were answered "yes," were the decisions
   substantially all made or meetings substantially all held by written consent?                   Yes     S/C

28 If Debtor was formed by the Enron Companies, were all corporate formalities observed in
   the formation?                                                                                  Yes    No S/C

29 Rather than settling intercompany obligations in cash, did the Debtor ever settle intercompany balances with Enron entities other than ENE by transferring intercompany
   obligations to ENE?                                                                              No    No S/C

30 As of the Initial Petition Date, was the Debtor obligated on intercompany payables to five
   or more of the other Debtors?                                                                    No    No S/C

31 As of the Initial Petition Date, was the Debtor holding intercompany receivables from five
   or more of the other Debtors?                                                                    No    No S/C

Legend: "N/A" means not applicable, "S/C" means arguably supportive of substantive consolidation with other Debtors, and "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                   Enron India LLC
As of 12/2/01, Direct Subsidiary of:      Atlantic Commercial Finance Inc
Business Segment as of 12/2/01:           Wholesale
Formed or Acquired by Enron Companies:    Formed 1999
Debtor #                                  99

 1 As of the Initial Petition Date, was Debtor directly or indirectly wholly owned by ENE?         Yes     S/C

 2 Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                   Yes     S/C

 3 Did Debtor share office space or other facilities with ENE?                                      No    No S/C

 4 If either of the two preceding questions were answered "yes," was Debtor charged for the
   use of such legal address, office space or other facilities?                                    Yes    No S/C

 5 Prior to the Initial Petition Date, were separate books and records maintained for Debtor?      Yes    No S/C

 6 Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities as of its
   Petition Date?                                                                                  Yes    No S/C

 7 Did Debtor file Schedules of Assets reflecting Debtor's assets as of its Petition Date?         Yes    No S/C

 8 Was Debtor identified as legal employer of any employees?                                        No     S/C

 9 If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was
   Debtor charged for utilizing such support services?                                             Yes    No S/C

10 If Debtor utilized the services of employees of Enron Service Companies, excluding ENE,
   was Debtor charged for the use of such employees?                                               Yes    No S/C

11 During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of ENE? If yes, how many
   individuals overlapped?                                                                       Yes, 4
                                                                                                  of 10    S/C

12 During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of Debtors other than ENE? If
   yes, how many individuals overlapped?                                                         Yes, 10   S/C

13 As of the Initial Petition Date, did Debtor participate in the ENE centralized cash
   management system?                                                                              Yes     S/C

14 Was Debtor included in ENE's 2001 consolidated federal income tax returns?                      Yes     S/C

15 If required, did Debtor file separate state and local tax returns?                              Yes    No S/C

16 Was Debtor included in ENE's consolidated publicly disseminated financial reports?              Yes     S/C

17 Did Debtor disseminate Debtor-specific financial information such that a third party could
   assess Debtor's separate creditworthiness prior to extending credit?                             No     S/C

18 Was Debtor given a credit rating separate and apart from ENE's credit rating?                    No     S/C

19 Did Debtor receive ENE credit support in the form of guaranties?                                 No    No S/C

20 Did Debtor receive ENE credit support in the form of an ENE guaranty of an affiliate's
   guaranty of Debtor's obligations?                                                                No    No S/C

21 Did Debtor receive credit support in the form of letters of credit issued by ENE on its
   behalf?                                                                                          No    No S/C

22 In the eighteen months preceding the Initial Petition Date, did Debtor receive funding for
   its business activities from ENE?                                                               Yes     S/C

23 Did Debtor transact substantially all of its business with one or more of the other Enron
   Companies?                                                                                      Yes     S/C

24 Was Debtor required to submit material transactions for approval to the ENE board, ENE
   Office of the Chair and/or ENE Risk Assessment and Control Group?                               Yes     S/C

25 In addition to any approvals required at the ENE level, did Debtor submit material
   transactions to its own board for approval?                                                     Yes    No S/C

26 Did Debtor conduct all statutorily or otherwise required board (for corporations) or
   management/partnership meetings (for limited liability companies and partnerships)?             Yes    No S/C

27 If either of the two preceding questions were answered "yes," were the decisions
   substantially all made or meetings substantially all held by written consent?                   Yes     S/C

28 If Debtor was formed by the Enron Companies, were all corporate formalities observed in
   the formation?                                                                                  Yes    No S/C

29 Rather than settling intercompany obligations in cash, did the Debtor ever settle intercompany balances with Enron entities other than ENE by transferring intercompany
   obligations to ENE?                                                                             Yes     S/C

30 As of the Initial Petition Date, was the Debtor obligated on intercompany payables to five
   or more of the other Debtors?                                                                   Yes     S/C

31 As of the Initial Petition Date, was the Debtor holding intercompany receivables from five
   or more of the other Debtors?                                                                   Yes     S/C

Legend: "N/A" means not applicable, "S/C" means arguably supportive of substantive consolidation with other Debtors, and "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                   Enron Industrial Markets LLC
As of 12/2/01, Direct Subsidiary of:      Enron Corp.
Business Segment as of 12/2/01:           Wholesale
Formed or Acquired by Enron Companies:    Formed 2000
Debtor #                                  18

 1 As of the Initial Petition Date, was Debtor directly or indirectly wholly owned by ENE?         Yes     S/C

 2 Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                   Yes     S/C

 3 Did Debtor share office space or other facilities with ENE?                                     Yes     S/C

 4 If either of the two preceding questions were answered "yes," was Debtor charged for the
   use of such legal address, office space or other facilities?                                    Yes    No S/C

 5 Prior to the Initial Petition Date, were separate books and records maintained for Debtor?      Yes    No S/C

 6 Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities as of its
   Petition Date?                                                                                  Yes    No S/C

 7 Did Debtor file Schedules of Assets reflecting Debtor's assets as of its Petition Date?         Yes    No S/C

 8 Was Debtor identified as legal employer of any employees?                                       Yes    No S/C

 9 If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was
   Debtor charged for utilizing such support services?                                             Yes    No S/C

10 If Debtor utilized the services of employees of Enron Service Companies, excluding ENE,
   was Debtor charged for the use of such employees?                                               Yes    No S/C

11 During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of ENE? If yes, how many
   individuals overlapped?                                                                       Yes, 5
                                                                                                  of 7     S/C

12 During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of Debtors other than ENE? If
   yes, how many individuals overlapped?                                                         Yes, 7    S/C

13 As of the Initial Petition Date, did Debtor participate in the ENE centralized cash
   management system?                                                                              Yes     S/C

14 Was Debtor included in ENE's 2001 consolidated federal income tax returns?                      Yes     S/C

15 If required, did Debtor file separate state and local tax returns?                              Yes    No S/C

16 Was Debtor included in ENE's consolidated publicly disseminated financial reports?              Yes     S/C

17 Did Debtor disseminate Debtor-specific financial information such that a third party could
   assess Debtor's separate creditworthiness prior to extending credit?                             No     S/C

18 Was Debtor given a credit rating separate and apart from ENE's credit rating?                    No     S/C

19 Did Debtor receive ENE credit support in the form of guaranties?                                 No    No S/C

20 Did Debtor receive ENE credit support in the form of an ENE guaranty of an affiliate's
   guaranty of Debtor's obligations?                                                                No    No S/C

21 Did Debtor receive credit support in the form of letters of credit issued by ENE on its
   behalf?                                                                                          No    No S/C

22 In the eighteen months preceding the Initial Petition Date, did Debtor receive funding for
   its business activities from ENE?                                                               Yes     S/C

23 Did Debtor transact substantially all of its business with one or more of the other Enron
   Companies?                                                                                       No    No S/C

24 Was Debtor required to submit material transactions for approval to the ENE board, ENE
   Office of the Chair and/or ENE Risk Assessment and Control Group?                               Yes     S/C

25 In addition to any approvals required at the ENE level, did Debtor submit material
   transactions to its own board for approval?                                                     Yes    No S/C

26 Did Debtor conduct all statutorily or otherwise required board (for corporations) or
   management/partnership meetings (for limited liability companies and partnerships)?             Yes    No S/C

27 If either of the two preceding questions were answered "yes," were the decisions
   substantially all made or meetings substantially all held by written consent?                   Yes     S/C

28 If Debtor was formed by the Enron Companies, were all corporate formalities observed in
   the formation?                                                                                  Yes    No S/C

29 Rather than settling intercompany obligations in cash, did the Debtor ever settle intercompany balances with Enron entities other than ENE by transferring intercompany
   obligations to ENE?                                                                             Yes     S/C

30 As of the Initial Petition Date, was the Debtor obligated on intercompany payables to five
   or more of the other Debtors?                                                                   Yes     S/C

31 As of the Initial Petition Date, was the Debtor holding intercompany receivables from five
   or more of the other Debtors?                                                                   Yes     S/C

Legend: "N/A" means not applicable, "S/C" means arguably supportive of substantive consolidation with other Debtors, and "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                   Enron International Asia Corp.
As of 12/2/01, Direct Subsidiary of:      Enron International Asset Management
                                          Corp
Business Segment as of 12/2/01:           Wholesale
Formed or Acquired by Enron Companies:    Formed 1996
Debtor #                                  136

 1 As of the Initial Petition Date, was Debtor directly or indirectly wholly owned by ENE?         Yes     S/C

 2 Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                   Yes     S/C

 3 Did Debtor share office space or other facilities with ENE?                                      No    No S/C

 4 If either of the two preceding questions were answered "yes," was Debtor charged for the
   use of such legal address, office space or other facilities?                                     No     S/C

 5 Prior to the Initial Petition Date, were separate books and records maintained for Debtor?      Yes    No S/C

 6 Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities as of its
   Petition Date?                                                                                  Yes    No S/C

 7 Did Debtor file Schedules of Assets reflecting Debtor's assets as of its Petition Date?         Yes    No S/C

 8 Was Debtor identified as legal employer of any employees?                                        No     S/C

 9 If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was
   Debtor charged for utilizing such support services?                                              No     S/C

10 If Debtor utilized the services of employees of Enron Service Companies, excluding ENE,
   was Debtor charged for the use of such employees?                                                No     S/C

11 During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of ENE? If yes, how many
   individuals overlapped?                                                                       Yes, 3
                                                                                                  of 8     S/C

12 During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of Debtors other than ENE? If
   yes, how many individuals overlapped?                                                         Yes, 8    S/C

13 As of the Initial Petition Date, did Debtor participate in the ENE centralized cash
   management system?                                                                               No    No S/C

14 Was Debtor included in ENE's 2001 consolidated federal income tax returns?                      Yes     S/C

15 If required, did Debtor file separate state and local tax returns?                              Yes    No S/C

16 Was Debtor included in ENE's consolidated publicly disseminated financial reports?              Yes     S/C

17 Did Debtor disseminate Debtor-specific financial information such that a third party could
   assess Debtor's separate creditworthiness prior to extending credit?                             No     S/C

18 Was Debtor given a credit rating separate and apart from ENE's credit rating?                    No     S/C

19 Did Debtor receive ENE credit support in the form of guaranties?                                 No    No S/C

20 Did Debtor receive ENE credit support in the form of an ENE guaranty of an affiliate's
   guaranty of Debtor's obligations?                                                                No    No S/C

21 Did Debtor receive credit support in the form of letters of credit issued by ENE on its
   behalf?                                                                                          No    No S/C

22 In the eighteen months preceding the Initial Petition Date, did Debtor receive funding for
   its business activities from ENE?                                                               Yes     S/C

23 Did Debtor transact substantially all of its business with one or more of the other Enron
   Companies?                                                                                      Yes     S/C

24 Was Debtor required to submit material transactions for approval to the ENE board, ENE
   Office of the Chair and/or ENE Risk Assessment and Control Group?                               Yes     S/C

25 In addition to any approvals required at the ENE level, did Debtor submit material
   transactions to its own board for approval?                                                      No     S/C

26 Did Debtor conduct all statutorily or otherwise required board (for corporations) or
   management/partnership meetings (for limited liability companies and partnerships)?             Yes    No S/C

27 If either of the two preceding questions were answered "yes," were the decisions
   substantially all made or meetings substantially all held by written consent?                   Yes     S/C

28 If Debtor was formed by the Enron Companies, were all corporate formalities observed in
   the formation?                                                                                  Yes    No S/C

29 Rather than settling intercompany obligations in cash, did the Debtor ever settle intercompany balances with Enron entities other than ENE by transferring intercompany
   obligations to ENE?                                                                             Yes     S/C

30 As of the Initial Petition Date, was the Debtor obligated on intercompany payables to five
   or more of the other Debtors?                                                                    No    No S/C

31 As of the Initial Petition Date, was the Debtor holding intercompany receivables from five
   or more of the other Debtors?                                                                    No    No S/C

Legend: "N/A" means not applicable, "S/C" means arguably supportive of substantive consolidation with other Debtors, and "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                   Enron International Asset Management
                                          Corp.
As of 12/2/01, Direct Subsidiary of:      Enron Corp
Business Segment as of 12/2/01:           Wholesale
Formed or Acquired by Enron Companies:    Formed 1996
Debtor #                                  130

 1 As of the Initial Petition Date, was Debtor directly or indirectly wholly owned by ENE?         Yes     S/C

 2 Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                   Yes     S/C

 3 Did Debtor share office space or other facilities with ENE?                                      No    No S/C

 4 If either of the two preceding questions were answered "yes," was Debtor charged for the
   use of such legal address, office space or other facilities?                                     No     S/C

 5 Prior to the Initial Petition Date, were separate books and records maintained for Debtor?      Yes    No S/C

 6 Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities as of its
   Petition Date?                                                                                  Yes    No S/C

 7 Did Debtor file Schedules of Assets reflecting Debtor's assets as of its Petition Date?         Yes    No S/C

 8 Was Debtor identified as legal employer of any employees?                                        No     S/C

 9 If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was
   Debtor charged for utilizing such support services?                                              No     S/C

10 If Debtor utilized the services of employees of Enron Service Companies, excluding ENE,
   was Debtor charged for the use of such employees?                                                No     S/C

11 During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of ENE? If yes, how many
   individuals overlapped?                                                                       Yes, 4
                                                                                                  of 9     S/C

12 During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of Debtors other than ENE? If
   yes, how many individuals overlapped?                                                         Yes, 7    S/C

13 As of the Initial Petition Date, did Debtor participate in the ENE centralized cash
   management system?                                                                               No    No S/C

14 Was Debtor included in ENE's 2001 consolidated federal income tax returns?                      Yes     S/C

15 If required, did Debtor file separate state and local tax returns?                              Yes    No S/C

16 Was Debtor included in ENE's consolidated publicly disseminated financial reports?              Yes     S/C

17 Did Debtor disseminate Debtor-specific financial information such that a third party could
   assess Debtor's separate creditworthiness prior to extending credit?                             No     S/C

18 Was Debtor given a credit rating separate and apart from ENE's credit rating?                    No     S/C

19 Did Debtor receive ENE credit support in the form of guaranties?                                 No    No S/C

20 Did Debtor receive ENE credit support in the form of an ENE guaranty of an affiliate's
   guaranty of Debtor's obligations?                                                                No    No S/C

21 Did Debtor receive credit support in the form of letters of credit issued by ENE on its
   behalf?                                                                                          No    No S/C

22 In the eighteen months preceding the Initial Petition Date, did Debtor receive funding for
   its business activities from ENE?                                                                No    No S/C

23 Did Debtor transact substantially all of its business with one or more of the other Enron
   Companies?                                                                                      Yes     S/C

24 Was Debtor required to submit material transactions for approval to the ENE board, ENE
   Office of the Chair and/or ENE Risk Assessment and Control Group?                               Yes     S/C

25 In addition to any approvals required at the ENE level, did Debtor submit material
   transactions to its own board for approval?                                                      No     S/C

26 Did Debtor conduct all statutorily or otherwise required board (for corporations) or
   management/partnership meetings (for limited liability companies and partnerships)?             Yes    No S/C

27 If either of the two preceding questions were answered "yes," were the decisions
   substantially all made or meetings substantially all held by written consent?                   Yes     S/C

28 If Debtor was formed by the Enron Companies, were all corporate formalities observed in
   the formation?                                                                                  Yes    No S/C

29 Rather than settling intercompany obligations in cash, did the Debtor ever settle intercompany balances with Enron entities other than ENE by transferring intercompany
   obligations to ENE?                                                                             Yes     S/C

30 As of the Initial Petition Date, was the Debtor obligated on intercompany payables to five
   or more of the other Debtors?                                                                    No    No S/C

31 As of the Initial Petition Date, was the Debtor holding intercompany receivables from five
   or more of the other Debtors?                                                                    No    No S/C

Legend: "N/A" means not applicable, "S/C" means arguably supportive of substantive consolidation with other Debtors, and "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                   Enron International Fuel Management
                                          Company
As of 12/2/01, Direct Subsidiary of:      Enron Global LNG LLC
Business Segment as of 12/2/01:           Wholesale
Formed or Acquired by Enron Companies:    Formed 1999
Debtor #                                  34

 1 As of the Initial Petition Date, was Debtor directly or indirectly wholly owned by ENE?         Yes     S/C

 2 Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                   Yes     S/C

 3 Did Debtor share office space or other facilities with ENE?                                      No    No S/C

 4 If either of the two preceding questions were answered "yes," was Debtor charged for the
   use of such legal address, office space or other facilities?                                     No     S/C

 5 Prior to the Initial Petition Date, were separate books and records maintained for Debtor?      Yes    No S/C

 6 Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities as of its
   Petition Date?                                                                                  Yes    No S/C

 7 Did Debtor file Schedules of Assets reflecting Debtor's assets as of its Petition Date?         Yes    No S/C

 8 Was Debtor identified as legal employer of any employees?                                        No     S/C

 9 If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was
   Debtor charged for utilizing such support services?                                              No     S/C

10 If Debtor utilized the services of employees of Enron Service Companies, excluding ENE,
   was Debtor charged for the use of such employees?                                                No     S/C

11 During the two years prior to the Initial Petition Date, was there an overlap between
   directors/executives of Debtor and directors/executives of ENE? If yes, how many              Yes, 4
   individuals overlapped?                                                                        of 9     S/C

12 During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of Debtors other than ENE? If
   yes, how many individuals overlapped?                                                         Yes, 9    S/C

13 As of the Initial Petition Date, did Debtor participate in the ENE centralized cash
   management system?                                                                               No    No S/C

14 Was Debtor included in ENE's 2001 consolidated federal income tax returns?                      Yes     S/C

15 If required, did Debtor file separate state and local tax returns?                              Yes    No S/C

16 Was Debtor included in ENE's consolidated publicly disseminated financial reports?              Yes     S/C

17 Did Debtor disseminate Debtor-specific financial information such that a third party could
   assess Debtor's separate creditworthiness prior to extending credit?                             No     S/C

18 Was Debtor given a credit rating separate and apart from ENE's credit rating?                    No     S/C

19 Did Debtor receive ENE credit support in the form of guaranties?                                 No    No S/C

20 Did Debtor receive ENE credit support in the form of an ENE guaranty of an affiliate's
   guaranty of Debtor's obligations?                                                                No    No S/C

21 Did Debtor receive credit support in the form of letters of credit issued by ENE on its
   behalf?                                                                                          No    No S/C

22 In the eighteen months preceding the Initial Petition Date, did Debtor receive funding for
   its business activities from ENE?                                                                No    No S/C

23 Did Debtor transact substantially all of its business with one or more of the other Enron
   Companies?                                                                                      Yes     S/C

24 Was Debtor required to submit material transactions for approval to the ENE board, ENE
   Office of the Chair and/or ENE Risk Assessment and Control Group?                               Yes     S/C

25 In addition to any approvals required at the ENE level, did Debtor submit material
   transactions to its own board for approval?                                                      No     S/C

26 Did Debtor conduct all statutorily or otherwise required board (for corporations) or
   management/partnership meetings (for limited liability companies and partnerships)?             Yes    No S/C

27 If either of the two preceding questions were answered "yes," were the decisions
   substantially all made or meetings substantially all held by written consent?                   Yes     S/C

28 If Debtor was formed by the Enron Companies, were all corporate formalities observed in
   the formation?                                                                                  Yes    No S/C

29 Rather than settling intercompany obligations in cash, did the Debtor ever settle intercompany
   balances with Enron entities other than ENE by transferring intercompany obligations to ENE?    No    No S/C

30 As of the Initial Petition Date, was the Debtor obligated on intercompany payables to five
   or more of the other Debtors?                                                                    No    No S/C

31 As of the Initial Petition Date, was the Debtor holding intercompany receivables from five
   or more of the other Debtors?                                                                    No    No S/C

Legend: "N/A" means not applicable, "S/C" means arguably supportive of substantive consolidation with other Debtors, and "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                   Enron International Holdings Corp.
As of 12/2/01, Direct Subsidiary of:      Enron Corp 32.59, Enron Development
                                          Corp 10.86%, Atlantic Commercial
                                          Finance, inc. 26.83%, Enron Power Corp
                                          29.7%
Business Segment as of 12/2/01:           Wholesale
Formed or Acquired by Enron Companies:    Formed 1993
Debtor #                                  101

 1 As of the Initial Petition Date, was Debtor directly or indirectly wholly owned by ENE?         Yes     S/C

 2 Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                   Yes     S/C

 3 Did Debtor share office space or other facilities with ENE?                                      No    No S/C

 4 If either of the two preceding questions were answered "yes," was Debtor charged for the
   use of such legal address, office space or other facilities?                                     No     S/C

 5 Prior to the Initial Petition Date, were separate books and records maintained for Debtor?      Yes    No S/C

 6 Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities as of its
   Petition Date?                                                                                  Yes    No S/C

 7 Did Debtor file Schedules of Assets reflecting Debtor's assets as of its Petition Date?         Yes    No S/C

 8 Was Debtor identified as legal employer of any employees?                                        No     S/C

 9 If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was
   Debtor charged for utilizing such support services?                                              No     S/C

10 If Debtor utilized the services of employees of Enron Service Companies, excluding ENE,
   was Debtor charged for the use of such employees?                                               Yes    No S/C

11 During the two years prior to the Initial Petition Date, was there an overlap between
   directors/executives of Debtor and directors/executives of ENE? If yes, how many              Yes, 3
   individuals overlapped?                                                                        of 8     S/C

12 During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of Debtors other than ENE? If
   yes, how many individuals overlapped?                                                         Yes, 8    S/C

13 As of the Initial Petition Date, did Debtor participate in the ENE centralized cash
   management system?                                                                               No    No S/C

14 Was Debtor included in ENE's 2001 consolidated federal income tax returns?                      Yes     S/C

15 If required, did Debtor file separate state and local tax returns?                              Yes    No S/C

16 Was Debtor included in ENE's consolidated publicly disseminated financial reports?              Yes     S/C

17 Did Debtor disseminate Debtor-specific financial information such that a third party could
   assess Debtor's separate creditworthiness prior to extending credit?                             No     S/C

18 Was Debtor given a credit rating separate and apart from ENE's credit rating?                    No     S/C

19 Did Debtor receive ENE credit support in the form of guaranties?                                 No    No S/C

20 Did Debtor receive ENE credit support in the form of an ENE guaranty of an affiliate's
   guaranty of Debtor's obligations?                                                                No    No S/C

21 Did Debtor receive credit support in the form of letters of credit issued by ENE on its
   behalf?                                                                                         Yes     S/C

22 In the eighteen months preceding the Initial Petition Date, did Debtor receive funding for
   its business activities from ENE?                                                               Yes     S/C

23 Did Debtor transact substantially all of its business with one or more of the other Enron
   Companies?                                                                                      Yes     S/C

24 Was Debtor required to submit material transactions for approval to the ENE board, ENE
   Office of the Chair and/or ENE Risk Assessment and Control Group?                               Yes     S/C

25 In addition to any approvals required at the ENE level, did Debtor submit material
   transactions to its own board for approval?                                                      No     S/C

26 Did Debtor conduct all statutorily or otherwise required board (for corporations) or
   management/partnership meetings (for limited liability companies and partnerships)?             Yes    No S/C

27 If either of the two preceding questions were answered "yes," were the decisions
   substantially all made or meetings substantially all held by written consent?                   Yes     S/C

28 If Debtor was formed by the Enron Companies, were all corporate formalities observed in
   the formation?                                                                                  Yes    No S/C

29 Rather than settling intercompany obligations in cash, did the Debtor ever settle intercompany balances with Enron entities other than ENE by transferring intercompany
   obligations to ENE?                                                                             Yes     S/C

30 As of the Initial Petition Date, was the Debtor obligated on intercompany payables to five
   or more of the other Debtors?                                                                    No    No S/C

31 As of the Initial Petition Date, was the Debtor holding intercompany receivables from five
   or more of the other Debtors?                                                                    No    No S/C

Legend: "N/A" means not applicable, "S/C" means arguably supportive of substantive consolidation with other Debtors, and "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                   Enron International Inc.
As of 12/2/01, Direct Subsidiary of:      Enron Corp
Business Segment as of 12/2/01:           Wholesale
Formed or Acquired by Enron Companies:    Formed 1997
Debtor #                                  100

 1 As of the Initial Petition Date, was Debtor directly or indirectly wholly owned by ENE?         Yes     S/C

 2 Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                   Yes     S/C

 3 Did Debtor share office space or other facilities with ENE?                                      No    No S/C

 4 If either of the two preceding questions were answered "yes," was Debtor charged for the
   use of such legal address, office space or other facilities?                                     No     S/C

 5 Prior to the Initial Petition Date, were separate books and records maintained for Debtor?      Yes    No S/C

 6 Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities as of its
   Petition Date?                                                                                  Yes    No S/C

 7 Did Debtor file Schedules of Assets reflecting Debtor's assets as of its Petition Date?         Yes    No S/C

 8 Was Debtor identified as legal employer of any employees?                                        No     S/C

 9 If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was
   Debtor charged for utilizing such support services?                                              No     S/C

10 If Debtor utilized the services of employees of Enron Service Companies, excluding ENE,
   was Debtor charged for the use of such employees?                                                No     S/C

11 During the two years prior to the Initial Petition Date, was there an overlap between
   directors/executives of Debtor and directors/executives of ENE? If yes, how many              Yes, 8
   individuals overlapped?                                                                        of 33    S/C

12 During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of Debtors other than ENE? If
   yes, how many individuals overlapped?                                                         Yes, 22   S/C

13 As of the Initial Petition Date, did Debtor participate in the ENE centralized cash
   management system?                                                                               No    No S/C

14 Was Debtor included in ENE's 2001 consolidated federal income tax returns?                      Yes     S/C

15 If required, did Debtor file separate state and local tax returns?                              Yes    No S/C

16 Was Debtor included in ENE's consolidated publicly disseminated financial reports?              Yes     S/C

17 Did Debtor disseminate Debtor-specific financial information such that a third party could
   assess Debtor's separate creditworthiness prior to extending credit?                             No     S/C

18 Was Debtor given a credit rating separate and apart from ENE's credit rating?                    No     S/C

19 Did Debtor receive ENE credit support in the form of guaranties?                                 No    No S/C

20 Did Debtor receive ENE credit support in the form of an ENE guaranty of an affiliate's
   guaranty of Debtor's obligations?                                                                No    No S/C

21 Did Debtor receive credit support in the form of letters of credit issued by ENE on its
   behalf?                                                                                          No    No S/C

22 In the eighteen months preceding the Initial Petition Date, did Debtor receive funding for
   its business activities from ENE?                                                               Yes     S/C

23 Did Debtor transact substantially all of its business with one or more of the other Enron
   Companies?                                                                                      Yes     S/C

24 Was Debtor required to submit material transactions for approval to the ENE board, ENE
   Office of the Chair and/or ENE Risk Assessment and Control Group?                               Yes     S/C

25 In addition to any approvals required at the ENE level, did Debtor submit material
   transactions to its own board for approval?                                                      No     S/C

26 Did Debtor conduct all statutorily or otherwise required board (for corporations) or
   management/partnership meetings (for limited liability companies and partnerships)?             Yes    No S/C

27 If either of the two preceding questions were answered "yes," were the decisions
   substantially all made or meetings substantially all held by written consent?                   Yes     S/C

28 If Debtor was formed by the Enron Companies, were all corporate formalities observed in
   the formation?                                                                                  Yes    No S/C

29 Rather than settling intercompany obligations in cash, did the Debtor ever settle intercompany balances with Enron entities other than ENE by transferring intercompany
   obligations to ENE?                                                                             Yes     S/C

30 As of the Initial Petition Date, was the Debtor obligated on intercompany payables to five
   or more of the other Debtors?                                                                   Yes     S/C

31 As of the Initial Petition Date, was the Debtor holding intercompany receivables from five
   or more of the other Debtors?                                                                    No    No S/C

Legend: "N/A" means not applicable, "S/C" means arguably supportive of substantive consolidation with other Debtors, and "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                   Enron International Korea Holdings
As of 12/2/01, Direct Subsidiary of:      Corp.
Business Segment as of 12/2/01:           Enron Asia Pacific/Africa/China LLC
Formed or Acquired by Enron Companies:    Wholesale
Debtor #                                  Formed 1998
                                          134

 1 As of the Initial Petition Date, was Debtor directly or indirectly wholly owned by ENE?         Yes     S/C

 2 Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                   Yes     S/C

 3 Did Debtor share office space or other facilities with ENE?                                      No    No S/C

 4 If either of the two preceding questions were answered "yes," was Debtor charged for the
   use of such legal address, office space or other facilities?                                     No     S/C

 5 Prior to the Initial Petition Date, were separate books and records maintained for Debtor?      Yes    No S/C

 6 Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities as of its
   Petition Date?                                                                                  Yes    No S/C

 7 Did Debtor file Schedules of Assets reflecting Debtor's assets as of its Petition Date?         Yes    No S/C

 8 Was Debtor identified as legal employer of any employees?                                        No     S/C

 9 If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was
   Debtor charged for utilizing such support services?                                              No     S/C

10 If Debtor utilized the services of employees of Enron Service Companies, excluding ENE,
   was Debtor charged for the use of such employees?                                                No     S/C

11 During the two years prior to the Initial Petition Date, was there an overlap between
   directors/executives of Debtor and directors/executives of ENE? If yes, how many              Yes, 3
   individuals overlapped?                                                                        of 9     S/C

12 During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of Debtors other than ENE? If
   yes, how many individuals overlapped?                                                         Yes, 8    S/C

13 As of the Initial Petition Date, did Debtor participate in the ENE centralized cash
   management system?                                                                               No    No S/C

14 Was Debtor included in ENE's 2001 consolidated federal income tax returns?                      Yes     S/C

15 If required, did Debtor file separate state and local tax returns?                              Yes    No S/C

16 Was Debtor included in ENE's consolidated publicly disseminated financial reports?              Yes     S/C

17 Did Debtor disseminate Debtor-specific financial information such that a third party could
   assess Debtor's separate creditworthiness prior to extending credit?                             No     S/C

18 Was Debtor given a credit rating separate and apart from ENE's credit rating?                    No     S/C

19 Did Debtor receive ENE credit support in the form of guaranties?                                 No    No S/C

20 Did Debtor receive ENE credit support in the form of an ENE guaranty of an affiliate's
   guaranty of Debtor's obligations?                                                                No    No S/C

21 Did Debtor receive credit support in the form of letters of credit issued by ENE on its
   behalf?                                                                                          No    No S/C

22 In the eighteen months preceding the Initial Petition Date, did Debtor receive funding for
   its business activities from ENE?                                                                No    No S/C

23 Did Debtor transact substantially all of its business with one or more of the other Enron
   Companies?                                                                                      Yes     S/C

24 Was Debtor required to submit material transactions for approval to the ENE board, ENE
   Office of the Chair and/or ENE Risk Assessment and Control Group?                               Yes     S/C

25 In addition to any approvals required at the ENE level, did Debtor submit material
   transactions to its own board for approval?                                                      No     S/C

26 Did Debtor conduct all statutorily or otherwise required board (for corporations) or
   management/partnership meetings (for limited liability companies and partnerships)?             Yes    No S/C

27 If either of the two preceding questions were answered "yes," were the decisions
   substantially all made or meetings substantially all held by written consent?                   Yes     S/C

28 If Debtor was formed by the Enron Companies, were all corporate formalities observed in
   the formation?                                                                                  Yes    No S/C

29 Rather than settling intercompany obligations in cash, did the Debtor ever settle intercompany balances with Enron entities other than ENE by transferring intercompany
   obligations to ENE?                                                                             Yes     S/C

30 As of the Initial Petition Date, was the Debtor obligated on intercompany payables to five
   or more of the other Debtors?                                                                    No    No S/C

31 As of the Initial Petition Date, was the Debtor holding intercompany receivables from five
   or more of the other Debtors?                                                                    No    No S/C

Legend: "N/A" means not applicable, "S/C" means arguably supportive of substantive consolidation with other Debtors, and "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                   Enron Liquid Fuels, Inc.
As of 12/2/01, Direct Subsidiary of:      Enron Corp.
Business Segment as of 12/2/01:           Wholesale
Formed or Acquired by Enron Companies:    Formed 1992
Debtor #                                  37

 1 As of the Initial Petition Date, was Debtor directly or indirectly wholly owned by ENE?         Yes     S/C

 2 Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                   Yes     S/C

 3 Did Debtor share office space or other facilities with ENE?                                      No    No S/C

 4 If either of the two preceding questions were answered "yes," was Debtor charged for the
   use of such legal address, office space or other facilities?                                     No     S/C

 5 Prior to the Initial Petition Date, were separate books and records maintained for Debtor?      Yes    No S/C

 6 Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities as of its
   Petition Date?                                                                                  Yes    No S/C

 7 Did Debtor file Schedules of Assets reflecting Debtor's assets as of its Petition Date?         Yes    No S/C

 8 Was Debtor identified as legal employer of any employees?                                        No     S/C

 9 If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was
   Debtor charged for utilizing such support services?                                              No     S/C

10 If Debtor utilized the services of employees of Enron Service Companies, excluding ENE,
   was Debtor charged for the use of such employees?                                               Yes    No S/C

11 During the two years prior to the Initial Petition Date, was there an overlap between
   directors/executives of Debtor and directors/executives of ENE? If yes, how many              Yes, 5
   individuals overlapped?                                                                        of 9     S/C

12 During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of Debtors other than ENE? If
   yes, how many individuals overlapped?                                                         Yes, 9    S/C

13 As of the Initial Petition Date, did Debtor participate in the ENE centralized cash
   management system?                                                                              Yes     S/C

14 Was Debtor included in ENE's 2001 consolidated federal income tax returns?                      Yes     S/C

15 If required, did Debtor file separate state and local tax returns?                              Yes    No S/C

16 Was Debtor included in ENE's consolidated publicly disseminated financial reports?              Yes     S/C

17 Did Debtor disseminate Debtor-specific financial information such that a third party
   could assess Debtor's separate creditworthiness prior to extending credit?                       No     S/C

18 Was Debtor given a credit rating separate and apart from ENE's credit rating?                    No     S/C

19 Did Debtor receive ENE credit support in the form of guaranties?                                Yes     S/C

20 Did Debtor receive ENE credit support in the form of an ENE guaranty of an affiliate's
   guaranty of Debtor's obligations?                                                                No    No S/C

21 Did Debtor receive credit support in the form of letters of credit issued by ENE on its
   behalf?                                                                                         Yes     S/C

22 In the eighteen months preceding the Initial Petition Date, did Debtor receive funding
   for its business activities from ENE?                                                           Yes     S/C

23 Did Debtor transact substantially all of its business with one or more of the other Enron
   Companies?                                                                                       No    No S/C

24 Was Debtor required to submit material transactions for approval to the ENE board, ENE
   Office of the Chair and/or ENE Risk Assessment and Control Group?                               Yes     S/C

25 In addition to any approvals required at the ENE level, did Debtor submit material
   transactions to its own board for approval?                                                      No     S/C

26 Did Debtor conduct all statutorily or otherwise required board (for corporations) or
   management/partnership meetings (for limited liability companies and partnerships)?             Yes    No S/C

27 If either of the two preceding questions were answered "yes," were the decisions
   substantially all made or meetings substantially all held by written consent?                   Yes     S/C

28 If Debtor was formed by the Enron Companies, were all corporate formalities observed in
   the formation?                                                                                  Yes    No S/C

29 Rather than settling intercompany obligations in cash, did the Debtor ever settle intercompany balances with Enron entities other than ENE by transferring intercompany
   obligations to ENE?                                                                             Yes     S/C

30 As of the Initial Petition Date, was the Debtor obligated on intercompany payables to
   five or more of the other Debtors?                                                              Yes     S/C

31 As of the Initial Petition Date, was the Debtor holding intercompany receivables from
   five or more of the other Debtors?                                                               No    No S/C

Legend: "N/A" means not applicable, "S/C" means arguably supportive of substantive consolidation with other Debtors, and "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                              Enron Liquid Services Corp.
As of 12/2/01, Direct Subsidiary of:                 Enron Operations, L.P
Business Segment as of 12/2/01:                      Transportation
Formed or Acquired by Enron Companies:               Formed 1995
Debtor #                                             142

 1   As of the Initial Petition Date, was Debtor directly or indirectly wholly owned by ENE?                   Yes         S/C

 2   Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                             Yes         S/C

 3   Did Debtor share office space or other facilities with ENE?                                               Yes         S/C

 4   If either of the two preceding questions were answered "yes," was Debtor charged for the use of
     such legal address, office space or other facilities?                                                      No         S/C

 5   Prior to the Initial Petition Date, were separate books and records maintained for Debtor?                Yes        No S/C

 6   Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities as of its Petition Date?         Yes        No S/C

 7   Did Debtor file Schedules of Assets reflecting Debtor's assets as of its Petition Date?                   Yes        No S/C

 8   Was Debtor identified as legal employer of any employees?                                                 Yes        No S/C

 9   If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was Debtor charged for utilizing
     such support services?                                                                                     No         S/C

10   If Debtor utilized the services of employees of Enron Service Companies, excluding ENE, was Debtor
     charged for the use of such employees?                                                                     No         S/C

11   During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of ENE? If yes, how many individuals
     overlapped?                                                                                                No        No S/C

12   During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of Debtors other than ENE?
     If yes, how many individuals overlapped?                                                                 Yes,4        S/C

13   As of the Initial Petition Date, did Debtor participate in the ENE centralized cash management system?    Yes         S/C

14   Was Debtor included in ENE's 2001 consolidated federal income tax returns?                                Yes         S/C

15   If required, did Debtor file separate state and local tax returns?                                        Yes        No S/C

16   Was Debtor included in ENE's consolidated publicly disseminated financial reports?                        Yes         S/C

17   Did Debtor disseminate Debtor-specific financial information such that a third party could assess
     Debtor's separate creditworthiness prior to extending credit?                                              No         S/C

18   Was Debtor given a credit rating separate and apart from ENE's credit rating?                              No         S/C

19   Did Debtor receive ENE credit support in the form of guaranties?                                           No        No S/C

20   Did Debtor receive ENE credit support in the form of an ENE guaranty of an affiliate's guaranty of
     Debtor's obligations?                                                                                      No        No S/C

21   Did Debtor receive credit support in the form of letters of credit issued by ENE on its behalf?            No        No S/C

22   In the eighteen months preceding the Initial Petition Date, did Debtor receive funding for its
     business activities from ENE?                                                                              No        No S/C

23   Did Debtor transact substantially all of its business with one or more of the other Enron Companies?      Yes         S/C

24   Was Debtor required to submit material transactions for approval to the ENE board, ENE Office of the
     Chair and/or ENE Risk Assessment and Control Group?                                                       Yes         S/C

25   In addition to any approvals required at the ENE level, did Debtor submit material transactions to its
     own board for approval?                                                                                    No         S/C

26   Did Debtor conduct all statutorily or otherwise required board (for corporations) or
     management/partnership meetings (for limited liability companies and partnerships)?                       Yes        No S/C

27   If either of the two preceding questions were answered "yes," were the decisions substantially all
     made or meetings substantially all held by written consent?                                               Yes         S/C

28   If Debtor was formed by the Enron Companies, were all corporate formalities observed in the formation?    Yes        No S/C

29   Rather than settling intercompany obligations in cash, did the Debtor ever settle intercompany
     balances with Enron entities other than ENE by transferring intercompany obligations to ENE?              Yes         S/C

30   As of the Initial Petition Date, was the Debtor obligated on intercompany payables to five or
     more of the other Debtors?                                                                                 No        No S/C

31   As of the Initial Petition Date, was the Debtor holding intercompany receivables from five or
     more of the other Debtors?                                                                                 No        No S/C

Legend: "N/A" means not applicable, "S/C" means arguably supportive of substantive consolidation with other Debtors, and "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                            Enron LNG Marketing LLC
As of 12/2/01, Direct Subsidiary of:               Enron LNG (BVI) Mrktg Ltd 54%
                                                   Enron Global LNG LLC 46%
Business Segment as of 12/2/01:                    Wholesale
Formed or Acquired by Enron Companies:             Formed 2000
Debtor #                                           31

 1   As of the Initial Petition Date, was Debtor directly or indirectly wholly owned by ENE?                    Yes          S/C

 2   Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                              Yes          S/C

 3   Did Debtor share office space or other facilities with ENE?                                                 No         No S/C

 4   If either of the two preceding questions were answered "yes," was Debtor charged for the use of such
     legal address, office space or other facilities?                                                            No          S/C

 5   Prior to the Initial Petition Date, were separate books and records maintained for Debtor?                 Yes         No S/C

 6   Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities as of its Petition Date?          Yes         No S/C

 7   Did Debtor file Schedules of Assets reflecting Debtor's assets as of its Petition Date?                    Yes         No S/C

 8   Was Debtor identified as legal employer of any employees?                                                   No          S/C

 9   If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was Debtor charged for utilizing
     such support services?                                                                                      No          S/C

10   If Debtor utilized the services of employees of Enron Service Companies, excluding ENE, was Debtor
     charged for the use of such employees?                                                                      No          S/C

11   During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of ENE?  If yes, how many individuals
     overlapped?                                                                                             Yes, 2 of 6     S/C

12   During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of Debtors other than ENE?  If yes,
     how many individuals overlapped?                                                                          Yes, 6        S/C

13   As of the Initial Petition Date, did Debtor participate in the ENE centralized cash management system?      No         No S/C

14   Was Debtor included in ENE's 2001 consolidated federal income tax returns?                                  No         No S/C

15   If required, did Debtor file separate state and local tax returns?                                         Yes         No S/C

16   Was Debtor included in ENE's consolidated publicly disseminated financial reports?                         Yes          S/C

17   Did Debtor disseminate Debtor-specific financial information such that a third party could assess
     Debtor's separate creditworthiness prior to extending credit?                                               No          S/C

18   Was Debtor given a credit rating separate and apart from ENE's credit rating?                               No          S/C

19   Did Debtor receive ENE credit support in the form of guaranties?                                            No         No S/C

20   Did Debtor receive ENE credit support in the form of an ENE guaranty of an affiliate's guaranty of
     Debtor's obligations?                                                                                       No         No S/C

21   Did Debtor receive credit support in the form of letters of credit issued by ENE on its behalf?            Yes          S/C

22   In the eighteen months preceding the Initial Petition Date, did Debtor receive funding for its
     business activities from ENE?                                                                               No         No S/C

23   Did Debtor transact substantially all of its business with one or more of the other Enron Companies?       Yes          S/C

24   Was Debtor required to submit material transactions for approval to the ENE board, ENE Office of the
     Chair and/or ENE Risk Assessment and Control Group?                                                        Yes          S/C

25   In addition to any approvals required at the ENE level, did Debtor submit material transactions to its
     own board for approval?                                                                                    Yes         No S/C

26   Did Debtor conduct all statutorily or otherwise required board (for corporations) or
     management/partnership meetings (for limited liability companies and partnerships)?                        Yes         No S/C

27   If either of the two preceding questions were answered "yes," were the decisions substantially all
     made or meetings substantially all held by written consent?                                                Yes          S/C

28   If Debtor was formed by the Enron Companies, were all corporate formalities observed in the formation?     Yes         No S/C

29   Rather than settling intercompany obligations in cash, did the Debtor ever settle intercompany
     balances with Enron entities other than ENE by transferring intercompany obligations to ENE?               Yes          S/C

30   As of the Initial Petition Date, was the Debtor obligated on intercompany payables to five or more
     of the other Debtors?                                                                                       No         No S/C

31   As of the Initial Petition Date, was the Debtor holding intercompany receivables from five or more
     of the other Debtors?                                                                                       No         No S/C

Legend: "N/A" means not applicable, "S/C" means arguably supportive of substantive consolidation with other Debtors, and "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                               Enron LNG Shipping Company
As of 12/2/01, Direct Subsidiary of:                  Enron Global LNG LLC
Business Segment as of 12/2/01:                       Wholesale
Formed or Acquired by Enron Companies:                Formed 2000
Debtor #                                              38

 1   As of the Initial Petition Date, was Debtor directly or indirectly wholly owned by ENE?                    Yes          S/C

 2   Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                               No         No S/C

 3   Did Debtor share office space or other facilities with ENE?                                                 No         No S/C

 4   If either of the two preceding questions were answered "yes," was Debtor charged for the use of such
     legal address, office space or other facilities?                                                            N/A         N/A

 5   Prior to the Initial Petition Date, were separate books and records maintained for Debtor?                 Yes         No S/C

 6   Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities as of its Petition Date?          Yes         No S/C

 7   Did Debtor file Schedules of Assets reflecting Debtor's assets as of its Petition Date?                    Yes         No S/C

 8   Was Debtor identified as legal employer of any employees?                                                   No          S/C

 9   If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was Debtor charged for utilizing
     such support services?                                                                                      No          S/C

10   If Debtor utilized the services of employees of Enron Service Companies, excluding ENE, was Debtor
     charged for the use of such employees?                                                                      No          S/C

11   During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of ENE?  If yes, how many individuals
     overlapped?                                                                                             Yes, 2 of 7     S/C

12   During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of Debtors other than ENE?  If yes,
     how many individuals overlapped?                                                                          Yes, 7        S/C

13   As of the Initial Petition Date, did Debtor participate in the ENE centralized cash management system?      No         No S/C

14   Was Debtor included in ENE's 2001 consolidated federal income tax returns?                                  No         No S/C

15   If required, did Debtor file separate state and local tax returns?                                          N/A         N/A

16   Was Debtor included in ENE's consolidated publicly disseminated financial reports?                         Yes          S/C

17   Did Debtor disseminate Debtor-specific financial information such that a third party could assess
     Debtor's separate creditworthiness prior to extending credit?                                               No          S/C

18   Was Debtor given a credit rating separate and apart from ENE's credit rating?                               No          S/C

19   Did Debtor receive ENE credit support in the form of guaranties?                                           Yes          S/C

20   Did Debtor receive ENE credit support in the form of an ENE guaranty of an affiliate's guaranty of
     Debtor's obligations?                                                                                       No         No S/C

21   Did Debtor receive credit support in the form of letters of credit issued by ENE on its behalf?             No         No S/C

22   In the eighteen months preceding the Initial Petition Date, did Debtor receive funding for its
     business activities from ENE?                                                                               No         No S/C

23   Did Debtor transact substantially all of its business with one or more of the other Enron Companies?        No         No S/C

24   Was Debtor required to submit material transactions for approval to the ENE board, ENE Office of the
     Chair and/or ENE Risk Assessment and Control Group?                                                        Yes          S/C

25   In addition to any approvals required at the ENE level, did Debtor submit material transactions to
     its own board for approval?                                                                                 No          S/C

26   Did Debtor conduct all statutorily or otherwise required board (for corporations) or
     management/partnership meetings (for limited liability companies and partnerships)?                        Yes         No S/C

27   If either of the two preceding questions were answered "yes," were the decisions substantially all
     made or meetings substantially all held by written consent?                                                Yes          S/C

28   If Debtor was formed by the Enron Companies, were all corporate formalities observed in the formation?     Yes         No S/C

29   Rather than settling intercompany obligations in cash, did the Debtor ever settle intercompany
     balances with Enron entities other than ENE by transferring intercompany obligations to ENE?                No         No S/C

30   As of the Initial Petition Date, was the Debtor obligated on intercompany payables to five or more of
     the other Debtors?                                                                                          No         No S/C

31   As of the Initial Petition Date, was the Debtor holding intercompany receivables from five or more of
     the other Debtors?                                                                                          No         No S/C

Legend: "N/A" means not applicable, "S/C" means arguably supportive of substantive consolidation with other Debtors, and "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                       Enron Machine and Mechanical
                                              Services, Inc.
As of 12/2/01, Direct Subsidiary of:          Enron Transportation Services, LLC
Business Segment as of 12/2/01:               Transportation
Formed or Acquired by Enron Companies:        Formed 1998
Debtor #                                      143

 1   As of the Initial Petition Date, was Debtor directly or indirectly wholly owned by ENE?                    Yes          S/C

 2   Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                              Yes          S/C

 3   Did Debtor share office space or other facilities with ENE?                                                 No         No S/C

 4   If either of the two preceding questions were answered "yes," was Debtor charged for the use of such
     legal address, office space or other facilities?                                                            No          S/C

 5   Prior to the Initial Petition Date, were separate books and records maintained for Debtor?                 Yes         No S/C

 6   Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities as of its Petition Date?          Yes         No S/C

 7   Did Debtor file Schedules of Assets reflecting Debtor's assets as of its Petition Date?                    Yes         No S/C

 8   Was Debtor identified as legal employer of any employees?                                                   No          S/C

 9   If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was Debtor charged for utilizing
     such support services?                                                                                      No          S/C

10   If Debtor utilized the services of employees of Enron Service Companies, excluding ENE, was Debtor
     charged for the use of such employees?                                                                      No          S/C

11   During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of ENE?  If yes, how many individuals
     overlapped?                                                                                                 No         No S/C

12   During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of Debtors other than ENE?  If yes, how many
     individuals overlapped?                                                                                   Yes, 5        S/C

13   As of the Initial Petition Date, did Debtor participate in the ENE centralized cash management system?     Yes          S/C

14   Was Debtor included in ENE's 2001 consolidated federal income tax returns?                                 Yes          S/C

15   If required, did Debtor file separate state and local tax returns?                                         Yes         No S/C

16   Was Debtor included in ENE's consolidated publicly disseminated financial reports?                         Yes          S/C

17   Did Debtor disseminate Debtor-specific financial information such that a third party could assess
     Debtor's separate creditworthiness prior to extending credit?                                               No          S/C

18   Was Debtor given a credit rating separate and apart from ENE's credit rating?                               No          S/C

19   Did Debtor receive ENE credit support in the form of guaranties?                                            No         No S/C

20   Did Debtor receive ENE credit support in the form of an ENE guaranty of an affiliate's guaranty of
     Debtor's obligations?                                                                                       No         No S/C

21   Did Debtor receive credit support in the form of letters of credit issued by ENE on its behalf?             No         No S/C

22   In the eighteen months preceding the Initial Petition Date, did Debtor receive funding for its
     business activities from ENE?                                                                              Yes          S/C

23   Did Debtor transact substantially all of its business with one or more of the other Enron Companies?        No         No S/C

24   Was Debtor required to submit material transactions for approval to the ENE board, ENE Office of the
     Chair and/or ENE Risk Assessment and Control Group?                                                        Yes          S/C

25   In addition to any approvals required at the ENE level, did Debtor submit material transactions to its
     own board for approval?                                                                                     No          S/C

26   Did Debtor conduct all statutorily or otherwise required board (for corporations) or
     management/partnership meetings (for limited liability companies and partnerships)?                        Yes         No S/C

27   If either of the two preceding questions were answered "yes," were the decisions substantially all
     made or meetings substantially all held by written consent?                                                Yes          S/C

28   If Debtor was formed by the Enron Companies, were all corporate formalities observed in the formation?     Yes         No S/C

29   Rather than settling intercompany obligations in cash, did the Debtor ever settle intercompany
     balances with Enron entities other than ENE by transferring intercompany obligations to ENE?               Yes          S/C

30   As of the Initial Petition Date, was the Debtor obligated on intercompany payables to five or more of
     the other Debtors?                                                                                          No         No S/C

31   As of the Initial Petition Date, was the Debtor holding intercompany receivables from five or more of
     the other Debtors?                                                                                          No         No S/C

Legend: "N/A" means not applicable, "S/C" means arguably supportive of substantive consolidation with other Debtors, and "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                                   Enron Management, Inc.
As of 12/2/01, Direct Subsidiary of:                      Enron Corp
Business Segment as of 12/2/01:                           Corp & Other
Formed or Acquired by Enron Companies:                    Formed 1992
Debtor #                                                  75

 1   As of the Initial Petition Date, was Debtor directly or indirectly wholly owned by ENE?                    Yes          S/C

 2   Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                              Yes          S/C

 3   Did Debtor share office space or other facilities with ENE?                                                Yes          S/C

 4   If either of the two preceding questions were answered "yes," was Debtor charged for the use of such
     legal address, office space or other facilities?                                                           Yes         No S/C

 5   Prior to the Initial Petition Date, were separate books and records maintained for Debtor?                  Yes        No S/C

 6   Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities as of its Petition Date?           Yes        No S/C

 7   Did Debtor file Schedules of Assets reflecting Debtor's assets as of its Petition Date?                     Yes        No S/C

 8   Was Debtor identified as legal employer of any employees?                                                   Yes        No S/C

 9   If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was Debtor charged for utilizing such
     support services?                                                                                            No         S/C

10   If Debtor utilized the services of employees of Enron Service Companies, excluding ENE, was Debtor
     charged for the use of such employees?                                                                      Yes        No S/C

11   During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of ENE?  If yes, how many
     individuals overlapped?                                                                                 Yes, 6 of 7     S/C

12   During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of Debtors other than ENE?
     If yes, how many individuals overlapped?                                                                  Yes, 5        S/C

13   As of the Initial Petition Date, did Debtor participate in the ENE centralized cash management system?       No        No S/C

14   Was Debtor included in ENE's 2001 consolidated federal income tax returns?                                  Yes         S/C

15   If required, did Debtor file separate state and local tax returns?                                          Yes        No S/C

16   Was Debtor included in ENE's consolidated publicly disseminated financial reports?                          Yes         S/C

17   Did Debtor disseminate Debtor-specific financial information such that a third party could assess
     Debtor's separate creditworthiness prior to extending credit?                                                No         S/C

18   Was Debtor given a credit rating separate and apart from ENE's credit rating?                                No         S/C

19   Did Debtor receive ENE credit support in the form of guaranties?                                             No        No S/C

20   Did Debtor receive ENE credit support in the form of an ENE guaranty of an affiliate's guaranty of
     Debtor's obligations?                                                                                        No        No S/C

21   Did Debtor receive credit support in the form of letters of credit issued by ENE on its behalf?              No        No S/C

22   In the eighteen months preceding the Initial Petition Date, did Debtor receive funding for its
     business activities from ENE?                                                                               Yes         S/C

23   Did Debtor transact substantially all of its business with one or more of the other Enron Companies?         No        No S/C

24   Was Debtor required to submit material transactions for approval to the ENE board, ENE Office of the
     Chair and/or ENE Risk Assessment and Control Group?                                                         Yes         S/C

25   In addition to any approvals required at the ENE level, did Debtor submit material transactions to
     its own board for approval?                                                                                  No         S/C

26   Did Debtor conduct all statutorily or otherwise required board (for corporations) or
     management/partnership meetings (for limited liability companies and partnerships)?                         Yes        No S/C

27   If either of the two preceding questions were answered "yes," were the decisions substantially all
     made or meetings substantially all held by written consent?                                                 Yes         S/C

28   If Debtor was formed by the Enron Companies, were all corporate formalities observed in the formation?      Yes        No S/C

29   Rather than settling intercompany obligations in cash, did the Debtor ever settle intercompany
     balances with Enron entities other than ENE by transferring intercompany obligations to ENE?                Yes         S/C

30   As of the Initial Petition Date, was the Debtor obligated on intercompany payables to five or more of
     the other Debtors?                                                                                           No        No S/C

31   As of the Initial Petition Date, was the Debtor holding intercompany receivables from five or more of
     the other Debtors?                                                                                          Yes         S/C

Legend: "N/A" means not applicable, "S/C" means arguably supportive of substantive consolidation with other Debtors, and "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                   Enron Mauritius Company
As of 12/2/01, Direct Subsidiary of:      Offshore Power Production C.V. 98.88%,
                                          Enron India Holdings Ltd. 1.12%
Business Segment as of 12/2/01:           Wholesale
Formed or Acquired by Enron Companies:    Formed 1993
Debtor #                                  56

 1  As of the Initial Petition Date, was Debtor directly or indirectly wholly owned by ENE?           Yes          S/C

 2  Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                      No         No S/C

 3  Did Debtor share office space or other facilities with ENE?                                        No         No S/C

 4  If either of the two preceding questions were answered "yes," was Debtor charged for the
    use of such legal address, office space or other facilities?                                      N/A          N/A

 5  Prior to the Initial Petition Date, were separate books and records maintained for Debtor?        Yes         No S/C

 6  Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities as of its
    Petition Date?                                                                                    Yes         No S/C

 7  Did Debtor file Schedules of Assets reflecting Debtor's assets as of its Petition Date?           Yes         No S/C

 8  Was Debtor identified as legal employer of any employees?                                          No          S/C

 9  If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was
    Debtor charged for utilizing such support services?                                                No          S/C

10  If Debtor utilized the services of employees of Enron Service Companies, excluding ENE,
    was Debtor charged for the use of such employees?                                                  No          S/C

11  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of ENE?  If yes, how many
    individuals overlapped?                                                                       Yes, 2 of 8      S/C

12  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of Debtors other than ENE?  If
    yes, how many individuals overlapped?                                                            Yes, 5        S/C

13  As of the Initial Petition Date, did Debtor participate in the ENE centralized cash
    management system?                                                                                 No         No S/C

14  Was Debtor included in ENE's 2001 consolidated federal income tax returns?                         No         No S/C

15  If required, did Debtor file separate state and local tax returns?                                N/A           N/A

16  Was Debtor included in ENE's consolidated publicly disseminated financial reports?                Yes           S/C

17  Did Debtor disseminate Debtor-specific financial information such that a third party could
    assess Debtor's separate creditworthiness prior to extending credit?                               No           S/C

18  Was Debtor given a credit rating separate and apart from ENE's credit rating?                      No           S/C

19  Did Debtor receive ENE credit support in the form of guaranties?                                   No         No S/C

20  Did Debtor receive ENE credit support in the form of an ENE guaranty of an affiliate's
    guaranty of Debtor's obligations?                                                                  No         No S/C

21  Did Debtor receive credit support in the form of letters of credit issued by ENE on its
    behalf?                                                                                           Yes           S/C

22  In the eighteen months preceding the Initial Petition Date, did Debtor receive funding for
    its business activities from ENE?                                                                  No         No S/C

23  Did Debtor transact substantially all of its business with one or more of the other Enron
    Companies?                                                                                        Yes           S/C

24  Was Debtor required to submit material transactions for approval to the ENE board, ENE
    Office of the Chair and/or ENE Risk Assessment and Control Group?                                 Yes           S/C

25  In addition to any approvals required at the ENE level, did Debtor submit material
    transactions to its own board for approval?                                                       Yes         No S/C

26  Did Debtor conduct all statutorily or otherwise required board (for corporations) or
    management/partnership meetings (for limited liability companies and partnerships)?               Yes         No S/C

27  If either of the two preceding questions were answered "yes," were the decisions
    substantially all made or meetings substantially all held by written consent?                     No          No S/C

28  If Debtor was formed by the Enron Companies, were all corporate formalities observed in
    the formation?                                                                                    Yes         No S/C

29  Rather than settling intercompany obligations in cash, did the Debtor ever settle intercompany balances with Enron entities other than ENE by
    transferring intercompany obligations to ENE?                                                      No         No S/C

30  As of the Initial Petition Date, was the Debtor obligated on intercompany payables to five
    or more of the other Debtors?                                                                      No         No S/C

31  As of the Initial Petition Date, was the Debtor holding intercompany receivables from five
    or more of the other Debtors?                                                                      No         No S/C

Legend: "N/A" means not applicable, "S/C" means arguably supportive of substantive consolidation with other Debtors, and "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                         Enron Metals & Commodity Corp.
As of 12/2/01, Direct Subsidiary of:            Enron Trade Holdings Inc
Business Segment as of 12/2/01:                 Wholesale
Formed or Acquired by Enron Companies:          Acquired 2000
Debtor #                                        1

 1  As of the Initial Petition Date, was Debtor directly or indirectly wholly owned by ENE?           Yes          S/C

 2  Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                      No         No S/C

 3  Did Debtor share office space or other facilities with ENE?                                        No         No S/C

 4  If either of the two preceding questions were answered "yes," was Debtor charged for the
    use of such legal address, office space or other facilities?                                      N/A           N/A

 5  Prior to the Initial Petition Date, were separate books and records maintained for Debtor?        Yes         No S/C

 6  Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities as of its
    Petition Date?                                                                                    Yes         No S/C

 7  Did Debtor file Schedules of Assets reflecting Debtor's assets as of its Petition Date?           Yes         No S/C

 8  Was Debtor identified as legal employer of any employees?                                         Yes         No S/C

 9  If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was
    Debtor charged for utilizing such support services?                                                No          S/C

10  If Debtor utilized the services of employees of Enron Service Companies, excluding ENE,
    was Debtor charged for the use of such employees?                                                 Yes         No S/C

11  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of ENE?  If yes, how many
    individuals overlapped?                                                                       Yes, 5 of 13     S/C

12  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of Debtors other than ENE?  If
    yes, how many individuals overlapped?                                                            Yes, 5        S/C

13  As of the Initial Petition Date, did Debtor participate in the ENE centralized cash
    management system?                                                                                 No         No S/C

14  Was Debtor included in ENE's 2001 consolidated federal income tax returns?                        Yes          S/C

15  If required, did Debtor file separate state and local tax returns?                                Yes         No S/C

16  Was Debtor included in ENE's consolidated publicly disseminated financial reports?                Yes          S/C

17  Did Debtor disseminate Debtor-specific financial information such that a third party could
    assess Debtor's separate creditworthiness prior to extending credit?                               No          S/C

18  Was Debtor given a credit rating separate and apart from ENE's credit rating?                      No          S/C

19  Did Debtor receive ENE credit support in the form of guaranties?                                   No         No S/C

20  Did Debtor receive ENE credit support in the form of an ENE guaranty of an affiliate's
    guaranty of Debtor's obligations?                                                                  No         No S/C

21  Did Debtor receive credit support in the form of letters of credit issued by ENE on its
    behalf?                                                                                           Yes          S/C

22  In the eighteen months preceding the Initial Petition Date, did Debtor receive funding for
    its business activities from ENE?                                                                  No         No S/C

23  Did Debtor transact substantially all of its business with one or more of the other Enron
    Companies?                                                                                         No         No S/C

24  Was Debtor required to submit material transactions for approval to the ENE board, ENE
    Office of the Chair and/or ENE Risk Assessment and Control Group?                                 Yes          S/C

25  In addition to any approvals required at the ENE level, did Debtor submit material
    transactions to its own board for approval?                                                       Yes         No S/C

26  Did Debtor conduct all statutorily or otherwise required board (for corporations) or
    management/partnership meetings (for limited liability companies and partnerships)?               Yes         No S/C

27  If either of the two preceding questions were answered "yes," were the decisions
    substantially all made or meetings substantially all held by written consent?                     Yes          S/C

28  If Debtor was formed by the Enron Companies, were all corporate formalities observed in
    the formation?                                                                                    N/A          N/A

29  Rather than settling intercompany obligations in cash, did the Debtor ever settle intercompany balances with Enron entities other than ENE by transferring intercompany
    obligations to ENE?                                                                               Yes          S/C

30  As of the Initial Petition Date, was the Debtor obligated on intercompany payables to five
    or more of the other Debtors?                                                                      No         No S/C

31  As of the Initial Petition Date, was the Debtor holding intercompany receivables from five
    or more of the other Debtors?                                                                      No         No S/C

Legend: "N/A" means not applicable, "S/C" means arguably supportive of substantive consolidation with other Debtors, and "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                                   Enron Methanol Company
As of 12/2/01, Direct Subsidiary of:                      Enron Ventures Corp
Business Segment as of 12/2/01:                           Transportation
Formed or Acquired by Enron Companies:                    Acquired 1991
Debtor #                                                  54

 1  As of the Initial Petition Date, was Debtor directly or indirectly wholly owned by ENE?           Yes          S/C

 2  Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                     Yes          S/C

 3  Did Debtor share office space or other facilities with ENE?                                        No         No S/C

 4  If either of the two preceding questions were answered "yes," was Debtor charged for the
    use of such legal address, office space or other facilities?                                       No          S/C

 5  Prior to the Initial Petition Date, were separate books and records maintained for Debtor?        Yes         No S/C

 6  Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities as of its
    Petition Date?                                                                                    Yes         No S/C

 7  Did Debtor file Schedules of Assets reflecting Debtor's assets as of its Petition Date?           Yes         No S/C

 8  Was Debtor identified as legal employer of any employees?                                          No          S/C

 9  If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was
    Debtor charged for utilizing such support services?                                                No          S/C

10  If Debtor utilized the services of employees of Enron Service Companies, excluding ENE,
    was Debtor charged for the use of such employees?                                                 Yes         No S/C

11  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of ENE?  If yes, how many
    individuals overlapped?                                                                       Yes, 3 of 5      S/C

12  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of Debtors other than ENE?  If
    yes, how many individuals overlapped?                                                            Yes, 5        S/C

13  As of the Initial Petition Date, did Debtor participate in the ENE centralized cash
    management system?                                                                                Yes          S/C

14  Was Debtor included in ENE's 2001 consolidated federal income tax returns?                        Yes          S/C

15  If required, did Debtor file separate state and local tax returns?                                Yes         No S/C

16  Was Debtor included in ENE's consolidated publicly disseminated financial reports?                Yes          S/C

17  Did Debtor disseminate Debtor-specific financial information such that a third party could
    assess Debtor's separate creditworthiness prior to extending credit?                               No          S/C

18  Was Debtor given a credit rating separate and apart from ENE's credit rating?                      No          S/C

19  Did Debtor receive ENE credit support in the form of guaranties?                                   No         No S/C

20  Did Debtor receive ENE credit support in the form of an ENE guaranty of an affiliate's
    guaranty of Debtor's obligations?                                                                  No         No S/C

21  Did Debtor receive credit support in the form of letters of credit issued by ENE on its
    behalf?                                                                                            No         No S/C

22  In the eighteen months preceding the Initial Petition Date, did Debtor receive funding for
    its business activities from ENE?                                                                 Yes          S/C

23  Did Debtor transact substantially all of its business with one or more of the other Enron
    Companies?                                                                                        Yes          S/C

24  Was Debtor required to submit material transactions for approval to the ENE board, ENE
    Office of the Chair and/or ENE Risk Assessment and Control Group?                                 Yes          S/C

25  In addition to any approvals required at the ENE level, did Debtor submit material
    transactions to its own board for approval?                                                        No          S/C

26  Did Debtor conduct all statutorily or otherwise required board (for corporations) or
    management/partnership meetings (for limited liability companies and partnerships)?               Yes         No S/C

27  If either of the two preceding questions were answered "yes," were the decisions
    substantially all made or meetings substantially all held by written consent?                     Yes          S/C

28  If Debtor was formed by the Enron Companies, were all corporate formalities observed in
    the formation?                                                                                    N/A          N/A

29  Rather than settling intercompany obligations in cash, did the Debtor ever settle intercompany balances with Enron entities other than ENE by transferring intercompany
    obligations to ENE?                                                                               Yes          S/C

30  As of the Initial Petition Date, was the Debtor obligated on intercompany payables to five
    or more of the other Debtors?                                                                     Yes          S/C

31  As of the Initial Petition Date, was the Debtor holding intercompany receivables from five
    or more of the other Debtors?                                                                      No         No S/C

Legend: "N/A" means not applicable, "S/C" means arguably supportive of substantive consolidation with other Debtors, and "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                        Enron Middle East LLC
As of 12/2/01, Direct Subsidiary of:           Atlantic Commercial Finance Inc
Business Segment as of 12/2/01:                Wholesale
Formed or Acquired by Enron Companies:         Formed 1999
Debtor #                                       102

 1  As of the Initial Petition Date, was Debtor directly or indirectly wholly owned by ENE?           Yes          S/C

 2  Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                     Yes          S/C

 3  Did Debtor share office space or other facilities with ENE?                                        No         No S/C

 4  If either of the two preceding questions were answered "yes," was Debtor charged for the
    use of such legal address, office space or other facilities?                                      Yes         No S/C

 5  Prior to the Initial Petition Date, were separate books and records maintained for Debtor?        Yes         No S/C

 6  Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities as of its
    Petition Date?                                                                                    Yes         No S/C

 7  Did Debtor file Schedules of Assets reflecting Debtor's assets as of its Petition Date?           Yes         No S/C

 8  Was Debtor identified as legal employer of any employees?                                          No          S/C

 9  If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was
    Debtor charged for utilizing such support services?                                                No          S/C

10  If Debtor utilized the services of employees of Enron Service Companies, excluding ENE,
    was Debtor charged for the use of such employees?                                                 Yes         No S/C

11  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of ENE?  If yes, how many
    individuals overlapped?                                                                       Yes, 3 of 5      S/C

12  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of Debtors other than ENE?  If
    yes, how many individuals overlapped?                                                            Yes, 5        S/C

13  As of the Initial Petition Date, did Debtor participate in the ENE centralized cash
    management system?                                                                                Yes          S/C

14  Was Debtor included in ENE's 2001 consolidated federal income tax returns?                        Yes          S/C

15  If required, did Debtor file separate state and local tax returns?                                Yes         No S/C

16  Was Debtor included in ENE's consolidated publicly disseminated financial reports?                Yes          S/C

17  Did Debtor disseminate Debtor-specific financial information such that a third party could
    assess Debtor's separate creditworthiness prior to extending credit?                               No           S/C

18  Was Debtor given a credit rating separate and apart from ENE's credit rating?                      No           S/C

19  Did Debtor receive ENE credit support in the form of guaranties?                                   No         No S/C

20  Did Debtor receive ENE credit support in the form of an ENE guaranty of an affiliate's
    guaranty of Debtor's obligations?                                                                  No         No S/C

21  Did Debtor receive credit support in the form of letters of credit issued by ENE on its
    behalf?                                                                                            No         No S/C

22  In the eighteen months preceding the Initial Petition Date, did Debtor receive funding for
    its business activities from ENE?                                                                 Yes          S/C

23  Did Debtor transact substantially all of its business with one or more of the other Enron
    Companies?                                                                                        Yes          S/C

24  Was Debtor required to submit material transactions for approval to the ENE board, ENE
    Office of the Chair and/or ENE Risk Assessment and Control Group?                                 Yes          S/C

25  In addition to any approvals required at the ENE level, did Debtor submit material
    transactions to its own board for approval?                                                        No          S/C

26  Did Debtor conduct all statutorily or otherwise required board (for corporations) or
    management/partnership meetings (for limited liability companies and partnerships)?               Yes         No S/C

27  If either of the two preceding questions were answered "yes," were the decisions
    substantially all made or meetings substantially all held by written consent?                     Yes          S/C

28  If Debtor was formed by the Enron Companies, were all corporate formalities observed in
    the formation?                                                                                    Yes         No S/C

29  Rather than settling intercompany obligations in cash, did the Debtor ever settle intercompany balances with Enron entities other than ENE by transferring intercompany
    obligations to ENE?                                                                               Yes          S/C

30  As of the Initial Petition Date, was the Debtor obligated on intercompany payables to five
    or more of the other Debtors?                                                                     Yes          S/C

31  As of the Initial Petition Date, was the Debtor holding intercompany receivables from five
    or more of the other Debtors?                                                                     Yes          S/C

Legend: "N/A" means not applicable, "S/C" means arguably supportive of substantive consolidation with other Debtors, and "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                        Enron Natural Gas Marketing Corp.
As of 12/2/01, Direct Subsidiary of:           Enron North America
Business Segment as of 12/2/01:                Wholesale
Formed or Acquired by Enron Companies:         Formed 1995
Debtor #                                       35

 1  As of the Initial Petition Date, was Debtor directly or indirectly wholly owned by ENE?           Yes           S/C

 2  Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                     Yes           S/C

 3  Did Debtor share office space or other facilities with ENE?                                       Yes           S/C

 4  If either of the two preceding questions were answered "yes," was Debtor charged for the
    use of such legal address, office space or other facilities?                                       No           S/C

 5  Prior to the Initial Petition Date, were separate books and records maintained for Debtor?        Yes          No S/C

 6  Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities as of its
    Petition Date?                                                                                    Yes          No S/C

 7  Did Debtor file Schedules of Assets reflecting Debtor's assets as of its Petition Date?           Yes          No S/C

 8  Was Debtor identified as legal employer of any employees?                                         Yes          No S/C

 9  If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was
    Debtor charged for utilizing such support services?                                                No           S/C

10  If Debtor utilized the services of employees of Enron Service Companies, excluding ENE,
    was Debtor charged for the use of such employees?                                                  No           S/C

11  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of ENE?  If yes, how many
    individuals overlapped?                                                                       Yes, 5 of 10      S/C

12  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of Debtors other than ENE?  If
    yes, how many individuals overlapped?                                                           Yes, 10         S/C

13  As of the Initial Petition Date, did Debtor participate in the ENE centralized cash
    management system?                                                                                Yes           S/C

14  Was Debtor included in ENE's 2001 consolidated federal income tax returns?                        Yes           S/C

15  If required, did Debtor file separate state and local tax returns?                                Yes          No S/C

16  Was Debtor included in ENE's consolidated publicly disseminated financial reports?                Yes           S/C

17  Did Debtor disseminate Debtor-specific financial information such that a third party could
    assess Debtor's separate creditworthiness prior to extending credit?                               No          S/C

18  Was Debtor given a credit rating separate and apart from ENE's credit rating?                      No          S/C

19  Did Debtor receive ENE credit support in the form of guaranties?                                  Yes          S/C

20  Did Debtor receive ENE credit support in the form of an ENE guaranty of an affiliate's
    guaranty of Debtor's obligations?                                                                  No         No S/C

21  Did Debtor receive credit support in the form of letters of credit issued by ENE on its
    behalf?                                                                                           Yes          S/C

22  In the eighteen months preceding the Initial Petition Date, did Debtor receive funding for
    its business activities from ENE?                                                                 Yes          S/C

23  Did Debtor transact substantially all of its business with one or more of the other Enron
    Companies?                                                                                        Yes          S/C

24  Was Debtor required to submit material transactions for approval to the ENE board, ENE
    Office of the Chair and/or ENE Risk Assessment and Control Group?                                 Yes          S/C

25  In addition to any approvals required at the ENE level, did Debtor submit material
    transactions to its own board for approval?                                                        No          S/C

26  Did Debtor conduct all statutorily or otherwise required board (for corporations) or
    management/partnership meetings (for limited liability companies and partnerships)?               Yes         No S/C

27  If either of the two preceding questions were answered "yes," were the decisions
    substantially all made or meetings substantially all held by written consent?                     Yes          S/C

28  If Debtor was formed by the Enron Companies, were all corporate formalities observed in
    the formation?                                                                                    Yes         No S/C

29  Rather than settling intercompany obligations in cash, did the Debtor ever settle intercompany balances with Enron entities other than ENE by transferring intercompany
    obligations to ENE?                                                                               Yes          S/C

30  As of the Initial Petition Date, was the Debtor obligated on intercompany payables to five
    or more of the other Debtors?                                                                      No         No S/C

31  As of the Initial Petition Date, was the Debtor holding intercompany receivables from five
    or more of the other Debtors?                                                                      No         No S/C

Legend: "N/A" means not applicable, "S/C" means arguably supportive of substantive consolidation with other Debtors, and "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                                  Enron Net Works LLC
As of 12/2/01, Direct Subsidiary of:                     Enron Corp.
Business Segment as of 12/2/01:                          Wholesale
Formed or Acquired by Enron Companies:                   Formed 2000
Debtor #                                                 17

 1  As of the Initial Petition Date, was Debtor directly or indirectly wholly owned by ENE?           Yes          S/C

 2  Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                     Yes          S/C

 3  Did Debtor share office space or other facilities with ENE?                                       Yes          S/C

 4  If either of the two preceding questions were answered "yes," was Debtor charged for the
    use of such legal address, office space or other facilities?                                      Yes         No S/C

 5  Prior to the Initial Petition Date, were separate books and records maintained for Debtor?        Yes         No S/C

 6  Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities as of its
    Petition Date?                                                                                    Yes         No S/C

 7  Did Debtor file Schedules of Assets reflecting Debtor's assets as of its Petition Date?           Yes         No S/C

 8  Was Debtor identified as legal employer of any employees?                                         Yes         No S/C

 9  If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was
    Debtor charged for utilizing such support services?                                               Yes         No S/C

10  If Debtor utilized the services of employees of Enron Service Companies, excluding ENE,
    was Debtor charged for the use of such employees?                                                 Yes         No S/C

11  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of ENE?  If yes, how many
    individuals overlapped?                                                                       Yes, 4 of 14     S/C

12  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of Debtors other than ENE?  If
    yes, how many individuals overlapped?                                                           Yes, 10        S/C

13  As of the Initial Petition Date, did Debtor participate in the ENE centralized cash
    management system?                                                                                Yes          S/C

14  Was Debtor included in ENE's 2001 consolidated federal income tax returns?                        Yes          S/C

15  If required, did Debtor file separate state and local tax returns?                                Yes          No S/C

16  Was Debtor included in ENE's consolidated publicly disseminated financial reports?                Yes           S/C

17  Did Debtor disseminate Debtor-specific financial information such that a third party could
    assess Debtor's separate creditworthiness prior to extending credit?                               No          S/C

18  Was Debtor given a credit rating separate and apart from ENE's credit rating?                      No          S/C

19  Did Debtor receive ENE credit support in the form of guaranties?                                   No         No S/C

20  Did Debtor receive ENE credit support in the form of an ENE guaranty of an affiliate's
    guaranty of Debtor's obligations?                                                                  No         No S/C

21  Did Debtor receive credit support in the form of letters of credit issued by ENE on its
    behalf?                                                                                            No         No S/C

22  In the eighteen months preceding the Initial Petition Date, did Debtor receive funding for
    its business activities from ENE?                                                                 Yes          S/C

23  Did Debtor transact substantially all of its business with one or more of the other Enron
    Companies?                                                                                        Yes          S/C

24  Was Debtor required to submit material transactions for approval to the ENE board, ENE
    Office of the Chair and/or ENE Risk Assessment and Control Group?                                 Yes          S/C

25  In addition to any approvals required at the ENE level, did Debtor submit material
    transactions to its own board for approval?                                                       Yes         No S/C

26  Did Debtor conduct all statutorily or otherwise required board (for corporations) or
    management/partnership meetings (for limited liability companies and partnerships)?               Yes         No S/C

27  If either of the two preceding questions were answered "yes," were the decisions
    substantially all made or meetings substantially all held by written consent?                     Yes          S/C

28  If Debtor was formed by the Enron Companies, were all corporate formalities observed in
    the formation?                                                                                    Yes         No S/C

29  Rather than settling intercompany obligations in cash, did the Debtor ever settle intercompany balances with Enron entities other than ENE by transferring intercompany
    obligations to ENE?                                                                               Yes          S/C

30  As of the Initial Petition Date, was the Debtor obligated on intercompany payables to five
    or more of the other Debtors?                                                                     Yes          S/C

31  As of the Initial Petition Date, was the Debtor holding intercompany receivables from five
    or more of the other Debtors?                                                                     Yes          S/C

Legend: "N/A" means not applicable, "S/C" means arguably supportive of substantive consolidation with other Debtors, and "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                           Enron North America Corp.
As of 12/2/01, Direct Subsidiary of:              Enron Corp
Business Segment as of 12/2/01:                   Wholesale
Formed or Acquired by Enron Companies:            Formed 1990, Name Changed 1999
Debtor #                                          3

 1  As of the Initial Petition Date, was Debtor directly or indirectly wholly owned by ENE?           Yes          S/C

 2  Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                     Yes          S/C

 3  Did Debtor share office space or other facilities with ENE?                                       Yes          S/C

 4  If either of the two preceding questions were answered "yes," was Debtor charged for the
    use of such legal address, office space or other facilities?                                      Yes         No S/C

 5  Prior to the Initial Petition Date, were separate books and records maintained for Debtor?        Yes         No S/C

 6  Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities as of its
    Petition Date?                                                                                    Yes         No S/C

 7  Did Debtor file Schedules of Assets reflecting Debtor's assets as of its Petition Date?           Yes         No S/C

 8  Was Debtor identified as legal employer of any employees?                                         Yes         No S/C

 9  If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was
    Debtor charged for utilizing such support services?                                               Yes         No S/C

10  If Debtor utilized the services of employees of Enron Service Companies, excluding ENE,
    was Debtor charged for the use of such employees?                                                 Yes         No S/C

11  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of ENE?  If yes, how many
    individuals overlapped?                                                                       Yes, 7 of 32     S/C

12  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of Debtors other than ENE?  If
    yes, how many individuals overlapped?                                                           Yes, 28        S/C

13  As of the Initial Petition Date, did Debtor participate in the ENE centralized cash
    management system?                                                                                Yes          S/C

14  Was Debtor included in ENE's 2001 consolidated federal income tax returns?                        Yes          S/C

15  If required, did Debtor file separate state and local tax returns?                                Yes         No S/C

16  Was Debtor included in ENE's consolidated publicly disseminated financial reports?                Yes          S/C

17  Did Debtor disseminate Debtor-specific financial information such that a third party could
    assess Debtor's separate creditworthiness prior to extending credit?                               No          S/C

18  Was Debtor given a credit rating separate and apart from ENE's credit rating?                      No          S/C

19  Did Debtor receive ENE credit support in the form of guaranties?                                  Yes          S/C

20  Did Debtor receive ENE credit support in the form of an ENE guaranty of an affiliate's
    guaranty of Debtor's obligations?                                                                  No         No S/C

21  Did Debtor receive credit support in the form of letters of credit issued by ENE on its
    behalf?                                                                                           Yes          S/C

22  In the eighteen months preceding the Initial Petition Date, did Debtor receive funding for
    its business activities from ENE?                                                                  No         No S/C

23  Did Debtor transact substantially all of its business with one or more of the other Enron
    Companies?                                                                                         No         No S/C

24  Was Debtor required to submit material transactions for approval to the ENE board, ENE
    Office of the Chair and/or ENE Risk Assessment and Control Group?                                 Yes          S/C

25  In addition to any approvals required at the ENE level, did Debtor submit material
    transactions to its own board for approval?                                                       Yes         No S/C

26  Did Debtor conduct all statutorily or otherwise required board (for corporations) or
    management/partnership meetings (for limited liability companies and partnerships)?               Yes         No S/C

27  If either of the two preceding questions were answered "yes," were the decisions
    substantially all made or meetings substantially all held by written consent?                     Yes          S/C

28  If Debtor was formed by the Enron Companies, were all corporate formalities observed in
    the formation?                                                                                    Yes         No S/C

29  Rather than settling intercompany obligations in cash, did the Debtor ever settle intercompany balances with Enron entities other than ENE by transferring intercompany
    obligations to ENE?                                                                               Yes          S/C

30  As of the Initial Petition Date, was the Debtor obligated on intercompany payables to five
    or more of the other Debtors?                                                                     Yes          S/C

31  As of the Initial Petition Date, was the Debtor holding intercompany receivables from five
    or more of the other Debtors?                                                                     Yes          S/C

Legend: "N/A" means not applicable, "S/C" means arguably supportive of substantive consolidation with other Debtors, and "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                    Enron Operations Services Corp. (ETS)
As of 12/2/01, Direct Subsidiary of:       Enron Transportation Services Company
Business Segment as of 12/2/01:            Transportation
Formed or Acquired by Enron Companies:     Formed 1993
Debtor #                                   123

 1 As of the Initial Petition Date, was Debtor directly or indirectly wholly owned by ENE?        Yes       S/C

 2 Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                  Yes       S/C

 3 Did Debtor share office space or other facilities with ENE?                                    Yes       S/C

 4 If either of the two preceding questions were answered "yes," was Debtor charged for the
   use of such legal address, office space or other facilities?                                   Yes      No S/C

 5 Prior to the Initial Petition Date, were separate books and records maintained for Debtor?     Yes      No S/C

 6 Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities as of its
   Petition Date?                                                                                 Yes      No S/C

 7 Did Debtor file Schedules of Assets reflecting Debtor's assets as of its Petition Date?        Yes      No S/C

 8 Was Debtor identified as legal employer of any employees?                                      Yes      No S/C

 9 If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was
   Debtor charged for utilizing such support services?                                             No       S/C

10 If Debtor utilized the services of employees of Enron Service Companies, excluding ENE,
   was Debtor charged for the use of such employees?                                              Yes      No S/C

11 During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of ENE? If yes, how many
   individuals overlapped?                                                                         No       S/C

12 During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of Debtors other than ENE? If
   yes, how many individuals overlapped?                                                         Yes, 6     S/C

13 As of the Initial Petition Date, did Debtor participate in the ENE centralized cash
   management system?                                                                             Yes       S/C

14 Was Debtor included in ENE's 2001 consolidated federal income tax returns?                     Yes       S/C

15 If required, did Debtor file separate state and local tax returns?                             Yes      No S/C

16 Was Debtor included in ENE's consolidated publicly disseminated financial reports?             Yes       S/C

17 Did Debtor disseminate Debtor-specific financial information such that a third party
   could assess Debtor's separate creditworthiness prior to extending credit?                      No       S/C

18 Was Debtor given a credit rating separate and apart from ENE's credit rating?                   No       S/C

19 Did Debtor receive ENE credit support in the form of guaranties?                                No      No S/C

20 Did Debtor receive ENE credit support in the form of an ENE guaranty of an affiliate's
   guaranty of Debtor's obligations?                                                               No      No S/C

21 Did Debtor receive credit support in the form of letters of credit issued by ENE on its
   behalf?                                                                                         No      No S/C

22 In the eighteen months preceding the Initial Petition Date, did Debtor receive funding
   for its business activities from ENE?                                                           No      No S/C

23 Did Debtor transact substantially all of its business with one or more of the other
   Enron Companies?                                                                               Yes       S/C

24 Was Debtor required to submit material transactions for approval to the ENE board, ENE
   Office of the Chair and/or ENE Risk Assessment and Control Group?                              Yes       S/C

25 In addition to any approvals required at the ENE level, did Debtor submit material
   transactions to its own board for approval?                                                     No       S/C

26 Did Debtor conduct all statutorily or otherwise required board (for corporations) or
   management/partnership meetings (for limited liability companies and partnerships)?            Yes      No S/C

27 If either of the two preceding questions were answered "yes," were the decisions
   substantially all made or meetings substantially all held by written consent?                  Yes       S/C

28 If Debtor was formed by the Enron Companies, were all corporate formalities observed in
   the formation?                                                                                 Yes      No S/C

29 Rather than settling intercompany obligations in cash, did the Debtor ever settle intercompany balances with Enron entities other than ENE by transferring intercompany
   obligations to ENE?                                                                            Yes       S/C

30 As of the Initial Petition Date, was the Debtor obligated on intercompany payables to
   five or more of the other Debtors?                                                             Yes       S/C

31 As of the Initial Petition Date, was the Debtor holding intercompany receivables from
   five or more of the other Debtors?                                                             Yes       S/C

Legend: "N/A" means not applicable, "S/C" means arguably supportive of substantive consolidation with other Debtors, and "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                    Enron Permian Gathering Inc.
As of 12/2/01, Direct Subsidiary of:       Enron Operations, L.P
Business Segment as of 12/2/01:            Transportation
Formed or Acquired by Enron Companies:     Formed 1994
Debtor #                                   145

 1 As of the Initial Petition Date, was Debtor directly or indirectly wholly owned by ENE?        Yes       S/C

 2 Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                  Yes       S/C

 3 Did Debtor share office space or other facilities with ENE?                                     No      No S/C

 4 If either of the two preceding questions were answered "yes," was Debtor charged for the
   use of such legal address, office space or other facilities?                                    No       S/C

 5 Prior to the Initial Petition Date, were separate books and records maintained for Debtor?     Yes      No S/C

 6 Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities as of its
   Petition Date?                                                                                 Yes      No S/C

 7 Did Debtor file Schedules of Assets reflecting Debtor's assets as of its Petition Date?        Yes      No S/C

 8 Was Debtor identified as legal employer of any employees?                                       No       S/C

 9 If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was
   Debtor charged for utilizing such support services?                                             No       S/C

10 If Debtor utilized the services of employees of Enron Service Companies, excluding ENE,
   was Debtor charged for the use of such employees?                                               No       S/C

11 During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of ENE? If yes, how many
   individuals overlapped?                                                                         No      No S/C

12 During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of Debtors other than ENE? If
   yes, how many individuals overlapped?                                                         Yes, 3     S/C

13 As of the Initial Petition Date, did Debtor participate in the ENE centralized cash
   management system?                                                                              No      No S/C

14 Was Debtor included in ENE's 2001 consolidated federal income tax returns?                     Yes       S/C

15 If required, did Debtor file separate state and local tax returns?                             N/A       N/A

16 Was Debtor included in ENE's consolidated publicly disseminated financial reports?             Yes       S/C

17 Did Debtor disseminate Debtor-specific financial information such that a third party
   could assess Debtor's separate creditworthiness prior to extending credit?                      No       S/C

18 Was Debtor given a credit rating separate and apart from ENE's credit rating?                   No       S/C

19 Did Debtor receive ENE credit support in the form of guaranties?                                No      No S/C

20 Did Debtor receive ENE credit support in the form of an ENE guaranty of an affiliate's
   guaranty of Debtor's obligations?                                                               No      No S/C

21 Did Debtor receive credit support in the form of letters of credit issued by ENE on its
   behalf?                                                                                         No      No S/C

22 In the eighteen months preceding the Initial Petition Date, did Debtor receive funding
   for its business activities from ENE?                                                           No      No S/C

23 Did Debtor transact substantially all of its business with one or more of the other Enron
   Companies?                                                                                     Yes       S/C

24 Was Debtor required to submit material transactions for approval to the ENE board, ENE
   Office of the Chair and/or ENE Risk Assessment and Control Group?                              Yes       S/C

25 In addition to any approvals required at the ENE level, did Debtor submit material
   transactions to its own board for approval?                                                     No       S/C

26 Did Debtor conduct all statutorily or otherwise required board (for corporations) or
   management/partnership meetings (for limited liability companies and partnerships)?            Yes      No S/C

27 If either of the two preceding questions were answered "yes," were the decisions
   substantially all made or meetings substantially all held by written consent?                  Yes       S/C

28 If Debtor was formed by the Enron Companies, were all corporate formalities observed in
   the formation?                                                                                 Yes      No S/C

29 Rather than settling intercompany obligations in cash, did the Debtor ever settle intercompany balances with Enron entities other than ENE by transferring intercompany
   obligations to ENE?                                                                             No      No S/C

30 As of the Initial Petition Date, was the Debtor obligated on intercompany payables to
   five or more of the other Debtors?                                                              No      No S/C

31 As of the Initial Petition Date, was the Debtor holding intercompany receivables from
   five or more of the other Debtors?                                                              No      No S/C

Legend: "N/A" means not applicable, "S/C" means arguably supportive of substantive consolidation with other Debtors, and "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                    Enron Pipeline Construction Services
                                           Company
As of 12/2/01, Direct Subsidiary of:       Enron Corp
Business Segment as of 12/2/01:            Transportation
Formed or Acquired by Enron Companies:     Formed 1980
Debtor #                                   139

 1 As of the Initial Petition Date, was Debtor directly or indirectly wholly owned by ENE?        Yes       S/C

 2 Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                  Yes       S/C

 3 Did Debtor share office space or other facilities with ENE?                                     No      No S/C

 4 If either of the two preceding questions were answered "yes," was Debtor charged for the
   use of such legal address, office space or other facilities?                                    No       S/C

 5 Prior to the Initial Petition Date, were separate books and records maintained for Debtor?     Yes      No S/C

 6 Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities as of its
   Petition Date?                                                                                 Yes      No S/C

 7 Did Debtor file Schedules of Assets reflecting Debtor's assets as of its Petition Date?        Yes      No S/C

 8 Was Debtor identified as legal employer of any employees?                                       No       S/C

 9 If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was
   Debtor charged for utilizing such support services?                                             No       S/C

10 If Debtor utilized the services of employees of Enron Service Companies, excluding ENE,
   was Debtor charged for the use of such employees?                                              Yes      No S/C

11 During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of ENE? If yes, how many
   individuals overlapped?                                                                         No       S/C

12 During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of Debtors other than ENE? If
   yes, how many individuals overlapped?                                                         Yes, 4     S/C

13 As of the Initial Petition Date, did Debtor participate in the ENE centralized cash
   management system?                                                                             Yes       S/C

14 Was Debtor included in ENE's 2001 consolidated federal income tax returns?                     Yes       S/C

15 If required, did Debtor file separate state and local tax returns?                             N/A       N/A

16 Was Debtor included in ENE's consolidated publicly disseminated financial reports?             Yes       S/C

17 Did Debtor disseminate Debtor-specific financial information such that a third party
   could assess Debtor's separate creditworthiness prior to extending credit?                      No       S/C

18 Was Debtor given a credit rating separate and apart from ENE's credit rating?                   No       S/C

19 Did Debtor receive ENE credit support in the form of guaranties?                               Yes       S/C

20 Did Debtor receive ENE credit support in the form of an ENE guaranty of an affiliate's
   guaranty of Debtor's obligations?                                                               No      No S/C

21 Did Debtor receive credit support in the form of letters of credit issued by ENE on its
   behalf?                                                                                         No      No S/C

22 In the eighteen months preceding the Initial Petition Date, did Debtor receive funding
   for its business activities from ENE?                                                           No      No S/C

23 Did Debtor transact substantially all of its business with one or more of the other Enron
   Companies?                                                                                      No      No S/C

24 Was Debtor required to submit material transactions for approval to the ENE board, ENE
   Office of the Chair and/or ENE Risk Assessment and Control Group?                              Yes       S/C

25 In addition to any approvals required at the ENE level, did Debtor submit material
   transactions to its own board for approval?                                                    Yes      No S/C

26 Did Debtor conduct all statutorily or otherwise required board (for corporations) or
   management/partnership meetings (for limited liability companies and partnerships)?            Yes      No S/C

27 If either of the two preceding questions were answered "yes," were the decisions
   substantially all made or meetings substantially all held by written consent?                  Yes       S/C

28 If Debtor was formed by the Enron Companies, were all corporate formalities observed in
   the formation?                                                                                 Yes      No S/C

29 Rather than settling intercompany obligations in cash, did the Debtor ever settle intercompany balances with Enron entities other than ENE by transferring intercompany
   obligations to ENE?                                                                            Yes       S/C

30 As of the Initial Petition Date, was the Debtor obligated on intercompany payables to
   five or more of the other Debtors?                                                             Yes       S/C

31 As of the Initial Petition Date, was the Debtor holding intercompany receivables from
   five or more of the other Debtors?                                                              No      No S/C

Legend: "N/A" means not applicable, "S/C" means arguably supportive of substantive consolidation with other Debtors, and "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                    Enron Pipeline Services Company
As of 12/2/01, Direct Subsidiary of:       Enron Transportation Services Company
Business Segment as of 12/2/01:            Transportation
Formed or Acquired by Enron Companies:     Formed 2000
Debtor #                                   140

 1 As of the Initial Petition Date, was Debtor directly or indirectly wholly owned by ENE?        Yes       S/C

 2 Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                  Yes       S/C

 3 Did Debtor share office space or other facilities with ENE?                                    Yes       S/C

 4 If either of the two preceding questions were answered "yes," was Debtor charged for the
   use of such legal address, office space or other facilities?                                    No       S/C

 5 Prior to the Initial Petition Date, were separate books and records maintained for Debtor?     Yes      No S/C

 6 Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities as of its
   Petition Date?                                                                                 Yes      No S/C

 7 Did Debtor file Schedules of Assets reflecting Debtor's assets as of its Petition Date?        Yes      No S/C

 8 Was Debtor identified as legal employer of any employees?                                      Yes      No S/C

 9 If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was
   Debtor charged for utilizing such support services?                                             No       S/C

10 If Debtor utilized the services of employees of Enron Service Companies, excluding ENE,
   was Debtor charged for the use of such employees?                                              Yes      No S/C

11 During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of ENE? If yes, how many
   individuals overlapped?                                                                         No       S/C

12 During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of Debtors other than ENE? If
   yes, how many individuals overlapped?                                                         Yes, 5     S/C

13 As of the Initial Petition Date, did Debtor participate in the ENE centralized cash
   management system?                                                                             Yes       S/C

14 Was Debtor included in ENE's 2001 consolidated federal income tax returns?                     Yes       S/C

15 If required, did Debtor file separate state and local tax returns?                             Yes      No S/C

16 Was Debtor included in ENE's consolidated publicly disseminated financial reports?             Yes       S/C

17 Did Debtor disseminate Debtor-specific financial information such that a third party
   could assess Debtor's separate creditworthiness prior to extending credit?                      No       S/C

18 Was Debtor given a credit rating separate and apart from ENE's credit rating?                   No       S/C

19 Did Debtor receive ENE credit support in the form of guaranties?                                No      No S/C

20 Did Debtor receive ENE credit support in the form of an ENE guaranty of an affiliate's
   guaranty of Debtor's obligations?                                                               No      No S/C

21 Did Debtor receive credit support in the form of letters of credit issued by ENE on its
   behalf?                                                                                         No      No S/C

22 In the eighteen months preceding the Initial Petition Date, did Debtor receive funding
   for its business activities from ENE?                                                          Yes       S/C

23 Did Debtor transact substantially all of its business with one or more of the other Enron
   Companies?                                                                                     Yes       S/C

24 Was Debtor required to submit material transactions for approval to the ENE board, ENE
   Office of the Chair and/or ENE Risk Assessment and Control Group?                              Yes       S/C

25 In addition to any approvals required at the ENE level, did Debtor submit material
   transactions to its own board for approval?                                                     No       S/C

26 Did Debtor conduct all statutorily or otherwise required board (for corporations) or
   management/partnership meetings (for limited liability companies and partnerships)?            Yes      No S/C

27 If either of the two preceding questions were answered "yes," were the decisions
   substantially all made or meetings substantially all held by written consent?                  Yes       S/C

28 If Debtor was formed by the Enron Companies, were all corporate formalities observed in
   the formation?                                                                                 Yes      No S/C

29 Rather than settling intercompany obligations in cash, did the Debtor ever settle intercompany balances with Enron entities other than ENE by transferring intercompany
   obligations to ENE?                                                                            Yes       S/C

30 As of the Initial Petition Date, was the Debtor obligated on intercompany payables to
   five or more of the other Debtors?                                                             Yes       S/C

31 As of the Initial Petition Date, was the Debtor holding intercompany receivables from
   five or more of the other Debtors?                                                              No      No S/C

Legend: "N/A" means not applicable, "S/C" means arguably supportive of substantive consolidation with other Debtors, and "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                    Enron Power & Industrial Construction
                                           Company
As of 12/2/01, Direct Subsidiary of:       Enron Engineering & Construction Co
Business Segment as of 12/2/01:            Wholesale
Formed or Acquired by Enron Companies:     Formed 2000
Debtor #                                   66

 1 As of the Initial Petition Date, was Debtor directly or indirectly wholly owned by ENE?         Yes      S/C

 2 Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                   Yes      S/C

 3 Did Debtor share office space or other facilities with ENE?                                     Yes      S/C

 4 If either of the two preceding questions were answered "yes," was Debtor charged for the
   use of such legal address, office space or other facilities?                                     No      S/C

 5 Prior to the Initial Petition Date, were separate books and records maintained for Debtor?      Yes     No S/C

 6 Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities as of its
   Petition Date?                                                                                  Yes     No S/C

 7 Did Debtor file Schedules of Assets reflecting Debtor's assets as of its Petition Date?         Yes     No S/C

 8 Was Debtor identified as legal employer of any employees?                                       Yes     No S/C

 9 If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was
   Debtor charged for utilizing such support services?                                              No      S/C

10 If Debtor utilized the services of employees of Enron Service Companies, excluding ENE,
   was Debtor charged for the use of such employees?                                               Yes     No S/C

11 During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of ENE? If yes, how many
   individuals overlapped?                                                                     Yes, 3 of 9  S/C

12 During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of Debtors other than ENE? If
   yes, how many individuals overlapped?                                                          Yes, 8    S/C

13 As of the Initial Petition Date, did Debtor participate in the ENE centralized cash
   management system?                                                                              Yes      S/C

14 Was Debtor included in ENE's 2001 consolidated federal income tax returns?                      Yes      S/C

15 If required, did Debtor file separate state and local tax returns?                              Yes     No S/C

16 Was Debtor included in ENE's consolidated publicly disseminated financial reports?              Yes      S/C

17 Did Debtor disseminate Debtor-specific financial information such that a third party could
   assess Debtor's separate creditworthiness prior to extending credit?                            No       S/C

18 Was Debtor given a credit rating separate and apart from ENE's credit rating?                   No       S/C

19 Did Debtor receive ENE credit support in the form of guaranties?                                No      No S/C

20 Did Debtor receive ENE credit support in the form of an ENE guaranty of an affiliate's
   guaranty of Debtor's obligations?                                                               No      No S/C

21 Did Debtor receive credit support in the form of letters of credit issued by ENE on its
   behalf?                                                                                         No      No S/C

22 In the eighteen months preceding the Initial Petition Date, did Debtor receive funding for
   its business activities from ENE?                                                               Yes      S/C

23 Did Debtor transact substantially all of its business with one or more of the other Enron
   Companies?                                                                                      Yes      S/C

24 Was Debtor required to submit material transactions for approval to the ENE board, ENE
   Office of the Chair and/or ENE Risk Assessment and Control Group?                               Yes      S/C

25 In addition to any approvals required at the ENE level, did Debtor submit material
   transactions to its own board for approval?                                                     No       S/C

26 Did Debtor conduct all statutorily or otherwise required board (for corporations) or
   management/partnership meetings (for limited liability companies and partnerships)?             Yes     No S/C

27 If either of the two preceding questions were answered "yes," were the decisions
   substantially all made or meetings substantially all held by written consent?                   Yes      S/C

28 If Debtor was formed by the Enron Companies, were all corporate formalities observed in
   the formation?                                                                                  Yes     No S/C

29 Rather than settling intercompany obligations in cash, did the Debtor ever settle intercompany balances with Enron entities other than ENE by transferring intercompany
   obligations to ENE?                                                                             Yes      S/C

30 As of the Initial Petition Date, was the Debtor obligated on intercompany payables to five
   or more of the other Debtors?                                                                   Yes      S/C

31 As of the Initial Petition Date, was the Debtor holding intercompany receivables from five
   or more of the other Debtors?                                                                   No      No S/C

Legend: "N/A" means not applicable, "S/C" means arguably supportive of substantive consolidation with other Debtors, and "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                                        Enron Power Corp.
As of 12/2/01, Direct Subsidiary of:                           Enron Corp
Business Segment as of 12/2/01:                                Wholesale
Formed or Acquired by Enron Companies:                         Formed 1989
Debtor #                                                       161

 1 As of the Initial Petition Date, was Debtor directly or indirectly wholly
   owned by ENE?                                                                      Yes           S/C

 2 Was Debtor's legal address 1400 Smith Street, Houston, Texas?                      Yes           S/C

 3 Did Debtor share office space or other facilities with ENE?                        Yes           S/C

 4 If either of the two preceding questions were answered "yes," was Debtor
   charged for the use of such legal address, office space or other facilities?        No           S/C

 5 Prior to the Initial Petition Date, were separate books and records
   maintained for Debtor?                                                             Yes          No S/C

 6 Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities as
   of its Petition Date?                                                              Yes          No S/C

 7 Did Debtor file Schedules of Assets reflecting Debtor's assets as of its
   Petition Date?                                                                     Yes          No S/C

 8 Was Debtor identified as legal employer of any employees?                          Yes          No S/C

 9 If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or
   tax) provided by ENE, was Debtor charged for utilizing such support services?       No           S/C

10 If Debtor utilized the services of employees of Enron Service Companies,
   excluding ENE, was Debtor charged for the use of such employees?                   Yes          No S/C

11 During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of ENE? If
   yes, how many individuals overlapped?                                           Yes, 3 of 9      S/C

12 During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of Debtors
   other than ENE? If yes, how many individuals overlapped?                          Yes, 9         S/C

13 As of the Initial Petition Date, did Debtor participate in the ENE
   centralized cash management system?                                                Yes           S/C

14 Was Debtor included in ENE's 2001 consolidated federal income tax returns?         Yes           S/C

15 If required, did Debtor file separate state and local tax returns?                 Yes          No S/C

16 Was Debtor included in ENE's consolidated publicly disseminated financial
   reports?                                                                           Yes           S/C

17 Did Debtor disseminate Debtor-specific financial information such that a third party could assess Debtor's separate creditworthiness prior to
   extending credit?                                                                   No           S/C

18 Was Debtor given a credit rating separate and apart from ENE's credit rating?       No           S/C

19 Did Debtor receive ENE credit support in the form of guaranties?                    No          S/C

20 Did Debtor receive ENE credit support in the form of an ENE guaranty of an
   affiliate's guaranty of Debtor's obligations?                                       No          No S/C

21 Did Debtor receive credit support in the form of letters of credit issued by
   ENE on its behalf?                                                                  No           S/C

22 In the eighteen months preceding the Initial Petition Date, did Debtor
   receive funding for its business activities from ENE?                               No          No S/C

23 Did Debtor transact substantially all of its business with one or more of the
   other Enron Companies?                                                             Yes           S/C

24 Was Debtor required to submit material transactions for approval to the ENE
   board, ENE Office of the Chair and/or ENE Risk Assessment and Control Group?       Yes           S/C

25 In addition to any approvals required at the ENE level, did Debtor submit
   material transactions to its own board for approval?                                No           S/C

26 Did Debtor conduct all statutorily or otherwise required board (for corporations) or management/partnership meetings (for limited liability
   companies and partnerships)?                                                       Yes          No S/C

27 If either of the two preceding questions were answered "yes," were the decisions substantially all made or meetings substantially all held by
   written consent?                                                                   Yes           S/C

28 If Debtor was formed by the Enron Companies, were all corporate formalities
   observed in the formation?                                                         Yes          No S/C

29 Rather than settling intercompany obligations in cash, did the Debtor ever settle intercompany balances with Enron entities other than ENE by
   transferring intercompany obligations to ENE?                                      Yes           S/C

30 As of the Initial Petition Date, was the Debtor obligated on intercompany
   payables to five or more of the other Debtors?                                      No          No S/C

31 As of the Initial Petition Date, was the Debtor holding intercompany
   receivables from five or more of the other Debtors?                                 No          No S/C

Legend: "N/A" means not applicable, "S/C" means arguably supportive of substantive consolidation with other Debtors, and "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                              Enron Power Marketing, Inc.
As of 12/2/01, Direct Subsidiary of:                 Enron North America
Business Segment as of 12/2/01:                      Wholesale
Formed or Acquired by Enron Companies:               Formed 1993
Debtor #                                             4

 1 As of the Initial Petition Date, was Debtor directly or indirectly wholly
   owned by ENE?                                                                      Yes           S/C

 2 Was Debtor's legal address 1400 Smith Street, Houston, Texas?                      Yes           S/C

 3 Did Debtor share office space or other facilities with ENE?                         No          No S/C

 4 If either of the two preceding questions were answered "yes," was Debtor
   charged for the use of such legal address, office space or other facilities?        No           S/C

 5 Prior to the Initial Petition Date, were separate books and records
   maintained for Debtor?                                                             Yes          No S/C

 6 Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities as
   of its Petition Date?                                                              Yes          No S/C

 7 Did Debtor file Schedules of Assets reflecting Debtor's assets as of its
   Petition Date?                                                                     Yes          No S/C

 8 Was Debtor identified as legal employer of any employees?                           No           S/C

 9 If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or
   tax) provided by ENE, was Debtor charged for utilizing such support services?       No           S/C

10 If Debtor utilized the services of employees of Enron Service Companies,
   excluding ENE, was Debtor charged for the use of such employees?                    No           S/C

11 During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of ENE? If
   yes, how many individuals overlapped?                                           Yes, 4 of 9      S/C

12 During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of Debtors
   other than ENE? If yes, how many individuals overlapped?                          Yes, 9         S/C

13 As of the Initial Petition Date, did Debtor participate in the ENE
   centralized cash management system?                                                Yes           S/C

14 Was Debtor included in ENE's 2001 consolidated federal income tax returns?         Yes           S/C

15 If required, did Debtor file separate state and local tax returns?                 Yes          No S/C

16 Was Debtor included in ENE's consolidated publicly disseminated financial
   reports?                                                                           Yes           S/C

17 Did Debtor disseminate Debtor-specific financial information such that a third party could assess Debtor's separate creditworthiness prior to
   extending credit?                                                                   No           S/C

18 Was Debtor given a credit rating separate and apart from ENE's credit rating?       No           S/C

19 Did Debtor receive ENE credit support in the form of guaranties?                   Yes           S/C

20 Did Debtor receive ENE credit support in the form of an ENE guaranty of an
   affiliate's guaranty of Debtor's obligations?                                       No          No S/C

21 Did Debtor receive credit support in the form of letters of credit issued by
   ENE on its behalf?                                                                 Yes           S/C

22 In the eighteen months preceding the Initial Petition Date, did Debtor
   receive funding for its business activities from ENE?                              Yes           S/C

23 Did Debtor transact substantially all of its business with one or more of the
   other Enron Companies?                                                              No          No S/C

24 Was Debtor required to submit material transactions for approval to the ENE
   board, ENE Office of the Chair and/or ENE Risk Assessment and Control Group?       Yes           S/C

25 In addition to any approvals required at the ENE level, did Debtor submit
   material transactions to its own board for approval?                               Yes          No S/C

26 Did Debtor conduct all statutorily or otherwise required board (for corporations) or management/partnership meetings (for limited liability
   companies and partnerships)?                                                       Yes          No S/C

27 If either of the two preceding questions were answered "yes," were the decisions substantially all made or meetings substantially all held by
   written consent?                                                                   Yes           S/C

28 If Debtor was formed by the Enron Companies, were all corporate formalities
   observed in the formation?                                                         Yes          No S/C

29 Rather than settling intercompany obligations in cash, did the Debtor ever settle intercompany balances with Enron entities other than ENE by
   transferring intercompany obligations to ENE?                                      Yes           S/C

30 As of the Initial Petition Date, was the Debtor obligated on intercompany
   payables to five or more of the other Debtors?                                      No          No S/C

31 As of the Initial Petition Date, was the Debtor holding intercompany
   receivables from five or more of the other Debtors?                                 No          No S/C

Legend: "N/A" means not applicable, "S/C" means arguably supportive of substantive consolidation with other Debtors, and "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                        Enron Processing Properties, Inc.
As of 12/2/01, Direct Subsidiary of:           Enron Liquid Services Corp
Business Segment as of 12/2/01:                Wholesale
Formed or Acquired by Enron Companies:         Formed 1997
Debtor #                                       53

 1 As of the Initial Petition Date, was Debtor directly or indirectly wholly
   owned by ENE?                                                                      Yes           S/C

 2 Was Debtor's legal address 1400 Smith Street, Houston, Texas?                      Yes           S/C

 3 Did Debtor share office space or other facilities with ENE?                         No          No S/C

 4 If either of the two preceding questions were answered "yes," was Debtor
   charged for the use of such legal address, office space or other facilities?        No           S/C

 5 Prior to the Initial Petition Date, were separate books and records
   maintained for Debtor?                                                             Yes          No S/C

 6 Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities as
   of its Petition Date?                                                              Yes          No S/C

 7 Did Debtor file Schedules of Assets reflecting Debtor's assets as of its
   Petition Date?                                                                     Yes          No S/C

 8 Was Debtor identified as legal employer of any employees?                           No           S/C

 9 If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or
   tax) provided by ENE, was Debtor charged for utilizing such support services?       No           S/C

10 If Debtor utilized the services of employees of Enron Service Companies,
   excluding ENE, was Debtor charged for the use of such employees?                    No           S/C

11 During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of ENE? If
   yes, how many individuals overlapped?                                               No          No S/C

12 During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of Debtors
   other than ENE? If yes, how many individuals overlapped?                          Yes, 4         S/C

13 As of the Initial Petition Date, did Debtor participate in the ENE
   centralized cash management system?                                                 No          No S/C

14 Was Debtor included in ENE's 2001 consolidated federal income tax returns?         Yes           S/C

15 If required, did Debtor file separate state and local tax returns?                 Yes          No S/C

16 Was Debtor included in ENE's consolidated publicly disseminated financial
   reports?                                                                           Yes           S/C

17 Did Debtor disseminate Debtor-specific financial information such that a third party could assess Debtor's separate creditworthiness prior to
   extending credit?                                                                   No           S/C

18 Was Debtor given a credit rating separate and apart from ENE's credit rating?       No           S/C

19 Did Debtor receive ENE credit support in the form of guaranties?                    No          No S/C

20 Did Debtor receive ENE credit support in the form of an ENE guaranty of an
   affiliate's guaranty of Debtor's obligations?                                       No          No S/C

21 Did Debtor receive credit support in the form of letters of credit issued by
   ENE on its behalf?                                                                  No          No S/C

22 In the eighteen months preceding the Initial Petition Date, did Debtor
   receive funding for its business activities from ENE?                              Yes           S/C

23 Did Debtor transact substantially all of its business with one or more of the
   other Enron Companies?                                                             Yes           S/C

24 Was Debtor required to submit material transactions for approval to the ENE
   board, ENE Office of the Chair and/or ENE Risk Assessment and Control Group?       Yes           S/C

25 In addition to any approvals required at the ENE level, did Debtor submit
   material transactions to its own board for approval?                                No           S/C

26 Did Debtor conduct all statutorily or otherwise required board (for corporations) or management/partnership meetings (for limited liability
   companies and partnerships)?                                                       Yes          No S/C

27 If either of the two preceding questions were answered "yes," were the decisions substantially all made or meetings substantially all held by
   written consent?                                                                   Yes           S/C

28 If Debtor was formed by the Enron Companies, were all corporate formalities
   observed in the formation?                                                         Yes          No S/C

29 Rather than settling intercompany obligations in cash, did the Debtor ever settle intercompany balances with Enron entities other than ENE by
   transferring intercompany obligations to ENE?                                       No          No S/C

30 As of the Initial Petition Date, was the Debtor obligated on intercompany
   payables to five or more of the other Debtors?                                      No          No S/C

31 As of the Initial Petition Date, was the Debtor holding intercompany
   receivables from five or more of the other Debtors?                                 No          No S/C

Legend: "N/A" means not applicable, "S/C" means arguably supportive of substantive consolidation with other Debtors, and "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                 Enron Property Services Corp
As of 12/2/01, Direct Subsidiary of:    Enron Corp 98.03% & JILP-L.P., Inc 1.97%
Business Segment as of 12/2/01:         Corp & Other
Formed or Acquired by Enron Companies:  Formed 1995
Debtor #                                39

 1 As of the Initial Petition Date, was Debtor directly or indirectly wholly
   owned by ENE?                                                                      Yes           S/C

 2 Was Debtor's legal address 1400 Smith Street, Houston, Texas?                      Yes           S/C

 3 Did Debtor share office space or other facilities with ENE?                        Yes           S/C

 4 If either of the two preceding questions were answered "yes," was Debtor
   charged for the use of such legal address, office space or other facilities?        No           S/C

 5 Prior to the Initial Petition Date, were separate books and records
   maintained for Debtor?                                                             Yes          No S/C

 6 Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities as
   of its Petition Date?                                                              Yes          No S/C

 7 Did Debtor file Schedules of Assets reflecting Debtor's assets as of its
   Petition Date?                                                                     Yes          No S/C

 8 Was Debtor identified as legal employer of any employees?                          Yes          No S/C

 9 If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or
   tax) provided by ENE, was Debtor charged for utilizing such support services?      Yes          No S/C

10 If Debtor utilized the services of employees of Enron Service Companies,
   excluding ENE, was Debtor charged for the use of such employees?                   Yes          No S/C

11 During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of ENE? If
   yes, how many individuals overlapped?                                           Yes, 3 of 5      S/C

12 During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of Debtors
   other than ENE? If yes, how many individuals overlapped?                          Yes, 5         S/C

13 As of the Initial Petition Date, did Debtor participate in the ENE
   centralized cash management system?                                                Yes           S/C

14 Was Debtor included in ENE's 2001 consolidated federal income tax returns?         Yes           S/C

15 If required, did Debtor file separate state and local tax returns?                 Yes          No S/C

16 Was Debtor included in ENE's consolidated publicly disseminated financial
   reports?                                                                           Yes           S/C

17 Did Debtor disseminate Debtor-specific financial information such that a third party could assess Debtor's separate creditworthiness prior to
   extending credit?                                                                   No           S/C

18 Was Debtor given a credit rating separate and apart from ENE's credit rating?       No           S/C

19 Did Debtor receive ENE credit support in the form of guaranties?                   Yes           S/C

20 Did Debtor receive ENE credit support in the form of an ENE guaranty of an
   affiliate's guaranty of Debtor's obligations?                                       No          No S/C

21 Did Debtor receive credit support in the form of letters of credit issued by
   ENE on its behalf?                                                                  No          No S/C

22 In the eighteen months preceding the Initial Petition Date, did Debtor
   receive funding for its business activities from ENE?                              Yes           S/C

23 Did Debtor transact substantially all of its business with one or more of the
   other Enron Companies?                                                             Yes           S/C

24 Was Debtor required to submit material transactions for approval to the ENE
   board, ENE Office of the Chair and/or ENE Risk Assessment and Control Group?       Yes           S/C

25 In addition to any approvals required at the ENE level, did Debtor submit
   material transactions to its own board for approval?                               Yes          No S/C

26 Did Debtor conduct all statutorily or otherwise required board (for corporations) or management/partnership meetings (for limited liability
   companies and partnerships)?                                                       Yes          No S/C

27 If either of the two preceding questions were answered "yes," were the decisions substantially all made or meetings substantially all held by
   written consent?                                                                   Yes           S/C

28 If Debtor was formed by the Enron Companies, were all corporate formalities
   observed in the formation?                                                         Yes          No S/C

29 Rather than settling intercompany obligations in cash, did the Debtor ever settle intercompany balances with Enron entities other than ENE by
   transferring intercompany obligations to ENE?                                      Yes           S/C

30 As of the Initial Petition Date, was the Debtor obligated on intercompany
   payables to five or more of the other Debtors?                                      No          No S/C

31 As of the Initial Petition Date, was the Debtor holding intercompany
   receivables from five or more of the other Debtors?                                Yes           S/C

Legend: "N/A" means not applicable, "S/C" means arguably supportive of substantive consolidation with other Debtors, and "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                             Enron Renewable Energy Corp.
As of 12/2/01, Direct Subsidiary of:                Smith Street Land Company
Business Segment as of 12/2/01:                     Corp & Other
Formed or Acquired by Enron Companies:              Formed 1996
Debtor #                                            153

 1 As of the Initial Petition Date, was Debtor directly or indirectly wholly
   owned by ENE?                                                                      Yes           S/C

 2 Was Debtor's legal address 1400 Smith Street, Houston, Texas?                      Yes           S/C

 3 Did Debtor share office space or other facilities with ENE?                        Yes           S/C

 4 If either of the two preceding questions were answered "yes," was Debtor
   charged for the use of such legal address, office space or other facilities?       Yes          No S/C

 5 Prior to the Initial Petition Date, were separate books and records
   maintained for Debtor?                                                             Yes          No S/C

 6 Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities as
   of its Petition Date?                                                              Yes          No S/C

 7 Did Debtor file Schedules of Assets reflecting Debtor's assets as of its
   Petition Date?                                                                     Yes          No S/C

 8 Was Debtor identified as legal employer of any employees?                          Yes          No S/C

 9 If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or
   tax) provided by ENE, was Debtor charged for utilizing such support services?      Yes          No S/C

10 If Debtor utilized the services of employees of Enron Service Companies,
   excluding ENE, was Debtor charged for the use of such employees?                   Yes          No S/C

11 During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of ENE? If
   yes, how many individuals overlapped?                                           Yes, 4 of 7      S/C

12 During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of Debtors
   other than ENE? If yes, how many individuals overlapped?                          Yes, 6         S/C

13 As of the Initial Petition Date, did Debtor participate in the ENE
   centralized cash management system?                                                 No          No S/C

14 Was Debtor included in ENE's 2001 consolidated federal income tax returns?          No          No S/C

15 If required, did Debtor file separate state and local tax returns?                 Yes          No S/C

16 Was Debtor included in ENE's consolidated publicly disseminated financial
   reports?                                                                           Yes           S/C

17 Did Debtor disseminate Debtor-specific financial information such that a third party could assess Debtor's separate creditworthiness prior to
   extending credit?                                                                   No           S/C

18 Was Debtor given a credit rating separate and apart from ENE's credit rating?       No           S/C

19 Did Debtor receive ENE credit support in the form of guaranties?                    No          No S/C

20 Did Debtor receive ENE credit support in the form of an ENE guaranty of an
   affiliate's guaranty of Debtor's obligations?                                       No          No S/C

21 Did Debtor receive credit support in the form of letters of credit issued by
   ENE on its behalf?                                                                 Yes           S/C

22 In the eighteen months preceding the Initial Petition Date, did Debtor
   receive funding for its business activities from ENE?                              Yes           S/C

23 Did Debtor transact substantially all of its business with one or more of the
   other Enron Companies?                                                             Yes           S/C

24 Was Debtor required to submit material transactions for approval to the ENE
   board, ENE Office of the Chair and/or ENE Risk Assessment and Control Group?       Yes           S/C

25 In addition to any approvals required at the ENE level, did Debtor submit
   material transactions to its own board for approval?                               Yes          No S/C

26 Did Debtor conduct all statutorily or otherwise required board (for corporations) or management/partnership meetings (for limited liability
   companies and partnerships)?                                                       Yes          No S/C

27 If either of the two preceding questions were answered "yes," were the decisions substantially all made or meetings substantially all held by
   written consent?                                                                   Yes           S/C

28 If Debtor was formed by the Enron Companies, were all corporate formalities
   observed in the formation?                                                         Yes          No S/C

29 Rather than settling intercompany obligations in cash, did the Debtor ever settle intercompany balances with Enron entities other than ENE by
   transferring intercompany obligations to ENE?                                      Yes           S/C

30 As of the Initial Petition Date, was the Debtor obligated on intercompany
   payables to five or more of the other Debtors?                                     Yes           S/C

31 As of the Initial Petition Date, was the Debtor holding intercompany
   receivables from five or more of the other Debtors?                                 No          No S/C

Legend: "N/A" means not applicable, "S/C" means arguably supportive of substantive consolidation with other Debtors, and "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                          Enron Reserve Acquisition Corp.
As of 12/2/01, Direct Subsidiary of:             Enron Finance Corp
Business Segment as of 12/2/01:                  Wholesale
Formed or Acquired by Enron Companies:           Formed 1990
Debtor #                                         64

 1 As of the Initial Petition Date, was Debtor directly or indirectly wholly
   owned by ENE?                                                                      Yes           S/C

 2 Was Debtor's legal address 1400 Smith Street, Houston, Texas?                      Yes           S/C

 3 Did Debtor share office space or other facilities with ENE?                         No          No S/C

 4 If either of the two preceding questions were answered "yes," was Debtor
   charged for the use of such legal address, office space or other facilities?        No           S/C

 5 Prior to the Initial Petition Date, were separate books and records
   maintained for Debtor?                                                             Yes          No S/C

 6 Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities as
   of its Petition Date?                                                              Yes          No S/C

 7 Did Debtor file Schedules of Assets reflecting Debtor's assets as of its
   Petition Date?                                                                     Yes          No S/C

 8 Was Debtor identified as legal employer of any employees?                           No           S/C

 9 If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or
   tax) provided by ENE, was Debtor charged for utilizing such support services?       No           S/C

10 If Debtor utilized the services of employees of Enron Service Companies,
   excluding ENE, was Debtor charged for the use of such employees?                   Yes          No S/C

11 During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of ENE? If
   yes, how many individuals overlapped?                                           Yes, 4 of 9      S/C

12 During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of Debtors
   other than ENE? If yes, how many individuals overlapped?                          Yes, 9         S/C

13 As of the Initial Petition Date, did Debtor participate in the ENE
   centralized cash management system?                                                Yes           S/C

14 Was Debtor included in ENE's 2001 consolidated federal income tax returns?         Yes           S/C

15 If required, did Debtor file separate state and local tax returns?                 Yes          No S/C

16 Was Debtor included in ENE's consolidated publicly disseminated financial
   reports?                                                                           Yes           S/C

17 Did Debtor disseminate Debtor-specific financial information such that a third party could assess Debtor's separate creditworthiness prior to
   extending credit?                                                                   No           S/C

18 Was Debtor given a credit rating separate and apart from ENE's credit rating?       No           S/C

19 Did Debtor receive ENE credit support in the form of guaranties?                   Yes           S/C

20 Did Debtor receive ENE credit support in the form of an ENE guaranty of an
   affiliate's guaranty of Debtor's obligations?                                       No          No S/C

21 Did Debtor receive credit support in the form of letters of credit issued by
   ENE on its behalf?                                                                  No          No S/C

22 In the eighteen months preceding the Initial Petition Date, did Debtor
   receive funding for its business activities from ENE?                               No          No S/C

23 Did Debtor transact substantially all of its business with one or more of the
   other Enron Companies?                                                              No          No S/C

24 Was Debtor required to submit material transactions for approval to the ENE
   board, ENE Office of the Chair and/or ENE Risk Assessment and Control Group?       Yes           S/C

25 In addition to any approvals required at the ENE level, did Debtor submit
   material transactions to its own board for approval?                               Yes          No S/C

26 Did Debtor conduct all statutorily or otherwise required board (for corporations) or management/partnership meetings (for limited liability
   companies and partnerships)?                                                       Yes          No S/C

27 If either of the two preceding questions were answered "yes," were the decisions substantially all made or meetings substantially all held by
   written consent?                                                                   Yes           S/C

28 If Debtor was formed by the Enron Companies, were all corporate formalities
   observed in the formation?                                                         Yes          No S/C

29 Rather than settling intercompany obligations in cash, did the Debtor ever settle intercompany balances with Enron entities other than ENE by
   transferring intercompany obligations to ENE?                                      Yes           S/C

30 As of the Initial Petition Date, was the Debtor obligated on intercompany
   payables to five or more of the other Debtors?                                     Yes           S/C

31 As of the Initial Petition Date, was the Debtor holding intercompany
   receivables from five or more of the other Debtors?                                 No          No S/C

Legend: "N/A" means not applicable, "S/C" means arguably supportive of substantive consolidation with other Debtors, and "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                          Enron South America LLC
As of 12/2/01, Direct Subsidiary of:             Atlantic Commercial Finance Inc
Business Segment as of 12/2/01:                  Wholesale
Formed or Acquired by Enron Companies:           Formed 1999
Debtor #                                         171

 1 As of the Initial Petition Date, was Debtor directly or indirectly wholly
   owned by ENE?                                                                      Yes           S/C

 2 Was Debtor's legal address 1400 Smith Street, Houston, Texas?                      Yes           S/C

 3 Did Debtor share office space or other facilities with ENE?                         No          No S/C

 4 If either of the two preceding questions were answered "yes," was Debtor
   charged for the use of such legal address, office space or other facilities?       Yes          No S/C

 5 Prior to the Initial Petition Date, were separate books and records
   maintained for Debtor?                                                             Yes          No S/C

 6 Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities as
   of its Petition Date?                                                              Yes          No S/C

 7 Did Debtor file Schedules of Assets reflecting Debtor's assets as of its
   Petition Date?                                                                     Yes          No S/C

 8 Was Debtor identified as legal employer of any employees?                           No           S/C

 9 If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or
   tax) provided by ENE, was Debtor charged for utilizing such support services?      Yes          No S/C

10 If Debtor utilized the services of employees of Enron Service Companies,
   excluding ENE, was Debtor charged for the use of such employees?                   Yes          No S/C

11 During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of ENE? If
   yes, how many individuals overlapped?                                           Yes, 3 of 9      S/C

12 During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of Debtors
   other than ENE? If yes, how many individuals overlapped?                          Yes, 8         S/C

13 As of the Initial Petition Date, did Debtor participate in the ENE
   centralized cash management system?                                                Yes           S/C

14 Was Debtor included in ENE's 2001 consolidated federal income tax returns?         Yes           S/C

15 If required, did Debtor file separate state and local tax returns?                 Yes          No S/C

16 Was Debtor included in ENE's consolidated publicly disseminated financial
   reports?                                                                           Yes           S/C

17 Did Debtor disseminate Debtor-specific financial information such that a third party could assess Debtor's separate creditworthiness prior to
   extending credit?                                                                   No           S/C

18 Was Debtor given a credit rating separate and apart from ENE's credit rating?       No           S/C

19 Did Debtor receive ENE credit support in the form of guaranties?                    No          No S/C

20 Did Debtor receive ENE credit support in the form of an ENE guaranty of an
   affiliate's guaranty of Debtor's obligations?                                       No          No S/C

21 Did Debtor receive credit support in the form of letters of credit issued by
   ENE on its behalf?                                                                  No          No S/C

22 In the eighteen months preceding the Initial Petition Date, did Debtor
   receive funding for its business activities from ENE?                              Yes           S/C

23 Did Debtor transact substantially all of its business with one or more of the
   other Enron Companies?                                                             Yes           S/C

24 Was Debtor required to submit material transactions for approval to the ENE
   board, ENE Office of the Chair and/or ENE Risk Assessment and Control Group?       Yes           S/C

25 In addition to any approvals required at the ENE level, did Debtor submit
   material transactions to its own board for approval?                               Yes          No S/C

26 Did Debtor conduct all statutorily or otherwise required board (for corporations) or management/partnership meetings (for limited liability
   companies and partnerships)?                                                       Yes          No S/C

27 If either of the two preceding questions were answered "yes," were the decisions substantially all made or meetings substantially all held by
   written consent?                                                                   Yes           S/C

28 If Debtor was formed by the Enron Companies, were all corporate formalities
   observed in the formation?                                                         Yes          No S/C

29 Rather than settling intercompany obligations in cash, did the Debtor ever settle intercompany balances with Enron entities other than ENE by
   transferring intercompany obligations to ENE?                                      Yes           S/C

30 As of the Initial Petition Date, was the Debtor obligated on intercompany
   payables to five or more of the other Debtors?                                     Yes           S/C

31 As of the Initial Petition Date, was the Debtor holding intercompany
   receivables from five or more of the other Debtors?                                Yes           S/C

Legend: "N/A" means not applicable, "S/C" means arguably supportive of substantive consolidation with other Debtors, and "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                           Enron Telecommunications, Inc.
As of 12/2/01, Direct Subsidiary of:              Enron Broadband Services, Inc
Business Segment as of 12/2/01:                   Broadband
Formed or Acquired by Enron Companies:            Formed 2000
Debtor #                                          105

 1 As of the Initial Petition Date, was Debtor directly or indirectly wholly
   owned by ENE?                                                                      Yes           S/C

 2 Was Debtor's legal address 1400 Smith Street, Houston, Texas?                      Yes           S/C

 3 Did Debtor share office space or other facilities with ENE?                         No          No S/C

 4 If either of the two preceding questions were answered "yes," was Debtor
   charged for the use of such legal address, office space or other facilities?        No           S/C

 5 Prior to the Initial Petition Date, were separate books and records
   maintained for Debtor?                                                             Yes          No S/C

 6 Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities as
   of its Petition Date?                                                              Yes          No S/C

 7 Did Debtor file Schedules of Assets reflecting Debtor's assets as of its
   Petition Date?                                                                     Yes          No S/C

 8 Was Debtor identified as legal employer of any employees?                           No           S/C

 9 If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or
   tax) provided by ENE, was Debtor charged for utilizing such support services?       No           S/C

10 If Debtor utilized the services of employees of Enron Service Companies,
   excluding ENE, was Debtor charged for the use of such employees?                    No           S/C

11 During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of ENE? If
   yes, how many individuals overlapped?                                           Yes, 3 of 12     S/C

12 During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of Debtors
   other than ENE? If yes, how many individuals overlapped?                          Yes, 11        S/C

13 As of the Initial Petition Date, did Debtor participate in the ENE
   centralized cash management system?                                                Yes           S/C

14 Was Debtor included in ENE's 2001 consolidated federal income tax returns?         Yes           S/C

15 If required, did Debtor file separate state and local tax returns?                 Yes          No S/C

16 Was Debtor included in ENE's consolidated publicly disseminated financial
   reports?                                                                           Yes           S/C

17 Did Debtor disseminate Debtor-specific financial information such that a third party could assess Debtor's separate creditworthiness prior to
   extending credit?                                                                   No           S/C

18 Was Debtor given a credit rating separate and apart from ENE's credit rating?       No           S/C

19 Did Debtor receive ENE credit support in the form of guaranties?                    No          No S/C

20 Did Debtor receive ENE credit support in the form of an ENE guaranty of an
   affiliate's guaranty of Debtor's obligations?                                       No          No S/C

21 Did Debtor receive credit support in the form of letters of credit issued by
   ENE on its behalf?                                                                  No          No S/C

22 In the eighteen months preceding the Initial Petition Date, did Debtor
   receive funding for its business activities from ENE?                              Yes           S/C

23 Did Debtor transact substantially all of its business with one or more of the
   other Enron Companies?                                                             Yes           S/C

24 Was Debtor required to submit material transactions for approval to the ENE
   board, ENE Office of the Chair and/or ENE Risk Assessment and Control Group?       Yes           S/C

25 In addition to any approvals required at the ENE level, did Debtor submit
   material transactions to its own board for approval?                                No           S/C

26 Did Debtor conduct all statutorily or otherwise required board (for corporations) or management/partnership meetings (for limited liability
   companies and partnerships)?                                                       Yes          No S/C

27 If either of the two preceding questions were answered "yes," were the decisions substantially all made or meetings substantially all held by
   written consent?                                                                   Yes           S/C

28 If Debtor was formed by the Enron Companies, were all corporate formalities
   observed in the formation?                                                         Yes          No S/C

29 Rather than settling intercompany obligations in cash, did the Debtor ever settle intercompany balances with Enron entities other than ENE by
   transferring intercompany obligations to ENE?                                      Yes           S/C

30 As of the Initial Petition Date, was the Debtor obligated on intercompany
   payables to five or more of the other Debtors?                                      No          No S/C

31 As of the Initial Petition Date, was the Debtor holding intercompany
   receivables from five or more of the other Debtors?                                 No          No S/C

Legend: "N/A" means not applicable, "S/C" means arguably supportive of substantive consolidation with other Debtors, and "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                       Enron Trailblazer Pipeline Company
As of 12/2/01, Direct Subsidiary of:          Enron Corp
Business Segment as of 12/2/01:               Transportation
Formed or Acquired by Enron Companies:        Formed 1980
Debtor #                                      141

 1 As of the Initial Petition Date, was Debtor directly or indirectly wholly
   owned by ENE?                                                                      Yes           S/C

 2 Was Debtor's legal address 1400 Smith Street, Houston, Texas?                      Yes           S/C

 3 Did Debtor share office space or other facilities with ENE?                         No          No S/C

 4 If either of the two preceding questions were answered "yes," was Debtor
   charged for the use of such legal address, office space or other facilities?        No           S/C

 5 Prior to the Initial Petition Date, were separate books and records
   maintained for Debtor?                                                             Yes          No S/C

 6 Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities as
   of its Petition Date?                                                              Yes          No S/C

 7 Did Debtor file Schedules of Assets reflecting Debtor's assets as of its
   Petition Date?                                                                     Yes          No S/C

 8 Was Debtor identified as legal employer of any employees?                           No           S/C

 9 If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or
   tax) provided by ENE, was Debtor charged for utilizing such support services?       No           S/C

10 If Debtor utilized the services of employees of Enron Service Companies,
   excluding ENE, was Debtor charged for the use of such employees?                   Yes          No S/C

11 During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of ENE? If
   yes, how many individuals overlapped?                                               No           S/C

12 During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of Debtors
   other than ENE? If yes, how many individuals overlapped?                           Yes, 4        S/C

13 As of the Initial Petition Date, did Debtor participate in the ENE
   centralized cash management system?                                                Yes           S/C

14 Was Debtor included in ENE's 2001 consolidated federal income tax returns?         Yes           S/C

15 If required, did Debtor file separate state and local tax returns?                 N/A           N/A

16 Was Debtor included in ENE's consolidated publicly disseminated financial
   reports?                                                                           Yes           S/C

17 Did Debtor disseminate Debtor-specific financial information such that a third party could assess Debtor's separate creditworthiness prior to
   extending credit?                                                                   No           S/C

18 Was Debtor given a credit rating separate and apart from ENE's credit rating?       No           S/C

19 Did Debtor receive ENE credit support in the form of guaranties?                    No          No S/C

20 Did Debtor receive ENE credit support in the form of an ENE guaranty of an
   affiliate's guaranty of Debtor's obligations?                                       No          No S/C

21 Did Debtor receive credit support in the form of letters of credit issued by
   ENE on its behalf?                                                                  No          No S/C

22 In the eighteen months preceding the Initial Petition Date, did Debtor
   receive funding for its business activities from ENE?                               No          No S/C

23 Did Debtor transact substantially all of its business with one or more of the
   other Enron Companies?                                                             Yes           S/C

24 Was Debtor required to submit material transactions for approval to the ENE
   board, ENE Office of the Chair and/or ENE Risk Assessment and Control Group?       Yes           S/C

25 In addition to any approvals required at the ENE level, did Debtor submit
   material transactions to its own board for approval?                               Yes          No S/C

26 Did Debtor conduct all statutorily or otherwise required board (for corporations) or management/partnership meetings (for limited liability
   companies and partnerships)?                                                       Yes          No S/C

27 If either of the two preceding questions were answered "yes," were the decisions substantially all made or meetings substantially all held by
   written consent?                                                                   Yes           S/C

28 If Debtor was formed by the Enron Companies, were all corporate formalities
   observed in the formation?                                                         Yes          No S/C

29 Rather than settling intercompany obligations in cash, did the Debtor ever settle intercompany balances with Enron entities other than ENE by
   transferring intercompany obligations to ENE?                                      Yes           S/C

30 As of the Initial Petition Date, was the Debtor obligated on intercompany
   payables to five or more of the other Debtors?                                      No          No S/C

31 As of the Initial Petition Date, was the Debtor holding intercompany
   receivables from five or more of the other Debtors?                                 No          No S/C

Legend: "N/A" means not applicable, "S/C" means arguably supportive of substantive consolidation with other Debtors, and "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                    Enron Transportation Services Company
As of 12/2/01, Direct Subsidiary of:       Enron Operations LP
Business Segment as of 12/2/01:            Transportation
Formed or Acquired by Enron Companies:     Formed 1990
Debtor #                                   12

 1 As of the Initial Petition Date, was Debtor directly or indirectly wholly
   owned by ENE?                                                                      Yes           S/C

 2 Was Debtor's legal address 1400 Smith Street, Houston, Texas?                      Yes           S/C

 3 Did Debtor share office space or other facilities with ENE?                         No          No S/C

 4 If either of the two preceding questions were answered "yes," was Debtor
   charged for the use of such legal address, office space or other facilities?        No           S/C

 5 Prior to the Initial Petition Date, were separate books and records
   maintained for Debtor?                                                             Yes          No S/C

 6 Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities as
   of its Petition Date?                                                              Yes          No S/C

 7 Did Debtor file Schedules of Assets reflecting Debtor's assets as of its
   Petition Date?                                                                     Yes          No S/C

 8 Was Debtor identified as legal employer of any employees?                           No           S/C

 9 If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or
   tax) provided by ENE, was Debtor charged for utilizing such support services?       No           S/C

10 If Debtor utilized the services of employees of Enron Service Companies,
   excluding ENE, was Debtor charged for the use of such employees?                    No          No S/C

11 During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of ENE? If
   yes, how many individuals overlapped?                                               No           S/C

12 During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of Debtors
   other than ENE? If yes, how many individuals overlapped?                           Yes, 5        S/C

13 As of the Initial Petition Date, did Debtor participate in the ENE
   centralized cash management system?                                                Yes           S/C

14 Was Debtor included in ENE's 2001 consolidated federal income tax returns?         Yes           S/C

15 If required, did Debtor file separate state and local tax returns?                 Yes          No S/C

16 Was Debtor included in ENE's consolidated publicly disseminated financial
   reports?                                                                           Yes           S/C

17 Did Debtor disseminate Debtor-specific financial information such that a third party could assess Debtor's separate creditworthiness prior to
   extending credit?                                                                   No           S/C

18 Was Debtor given a credit rating separate and apart from ENE's credit rating?       No           S/C

19 Did Debtor receive ENE credit support in the form of guaranties?                    No          No S/C

20 Did Debtor receive ENE credit support in the form of an ENE guaranty of an
   affiliate's guaranty of Debtor's obligations?                                       No          No S/C

21 Did Debtor receive credit support in the form of letters of credit issued by
   ENE on its behalf?                                                                  No          No S/C

22 In the eighteen months preceding the Initial Petition Date, did Debtor
   receive funding for its business activities from ENE?                               No          No S/C

23 Did Debtor transact substantially all of its business with one or more of the
   other Enron Companies?                                                             Yes           S/C

24 Was Debtor required to submit material transactions for approval to the ENE
   board, ENE Office of the Chair and/or ENE Risk Assessment and Control Group?       Yes           S/C

25 In addition to any approvals required at the ENE level, did Debtor submit
   material transactions to its own board for approval?                               Yes          No S/C

26 Did Debtor conduct all statutorily or otherwise required board (for corporations) or management/partnership meetings (for limited liability
   companies and partnerships)?                                                       Yes          No S/C

27 If either of the two preceding questions were answered "yes," were the decisions substantially all made or meetings substantially all held by
   written consent?                                                                   Yes           S/C

28 If Debtor was formed by the Enron Companies, were all corporate formalities
   observed in the formation?                                                         Yes          No S/C

29 Rather than settling intercompany obligations in cash, did the Debtor ever settle intercompany balances with Enron entities other than ENE by
   transferring intercompany obligations to ENE?                                      Yes           S/C

30 As of the Initial Petition Date, was the Debtor obligated on intercompany
   payables to five or more of the other Debtors?                                     Yes           S/C

31 As of the Initial Petition Date, was the Debtor holding intercompany
   receivables from five or more of the other Debtors?                                Yes           S/C

Legend: "N/A" means not applicable, "S/C" means arguably supportive of substantive consolidation with other Debtors, and "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                                     Enron Ventures Corp.
As of 12/2/01, Direct Subsidiary of:                        Enron Corp
Business Segment as of 12/2/01:                             Corp & Other
Formed or Acquired by Enron Companies:                      Formed 1997
Debtor #                                                    55

 1 As of the Initial Petition Date, was Debtor directly or indirectly wholly
   owned by ENE?                                                                      Yes           S/C

 2 Was Debtor's legal address 1400 Smith Street, Houston, Texas?                      Yes           S/C

 3 Did Debtor share office space or other facilities with ENE?                         No          No S/C

 4 If either of the two preceding questions were answered "yes," was Debtor
   charged for the use of such legal address, office space or other facilities?        No           S/C

 5 Prior to the Initial Petition Date, were separate books and records
   maintained for Debtor?                                                             Yes          No S/C

 6 Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities as
   of its Petition Date?                                                              Yes          No S/C

 7 Did Debtor file Schedules of Assets reflecting Debtor's assets as of its
   Petition Date?                                                                     Yes          No S/C

 8 Was Debtor identified as legal employer of any employees?                           No           S/C

 9 If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or
   tax) provided by ENE, was Debtor charged for utilizing such support services?       No           S/C

10 If Debtor utilized the services of employees of Enron Service Companies,
   excluding ENE, was Debtor charged for the use of such employees?                    No           S/C

11 During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of ENE? If
   yes, how many individuals overlapped?                                           Yes, 4 of 8      S/C

12 During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of Debtors
   other than ENE? If yes, how many individuals overlapped?                          Yes, 8         S/C

13 As of the Initial Petition Date, did Debtor participate in the ENE
   centralized cash management system?                                                 No          No S/C

14 Was Debtor included in ENE's 2001 consolidated federal income tax returns?         Yes           S/C

15 If required, did Debtor file separate state and local tax returns?                 Yes          No S/C

16 Was Debtor included in ENE's consolidated publicly disseminated financial
   reports?                                                                           Yes           S/C

17 Did Debtor disseminate Debtor-specific financial information such that a third party could assess Debtor's separate creditworthiness prior to
   extending credit?                                                                   No           S/C

18 Was Debtor given a credit rating separate and apart from ENE's credit rating?       No           S/C

19 Did Debtor receive ENE credit support in the form of guaranties?                    No          No S/C

20 Did Debtor receive ENE credit support in the form of an ENE guaranty of an
   affiliate's guaranty of Debtor's obligations?                                       No          No S/C

21 Did Debtor receive credit support in the form of letters of credit issued by
   ENE on its behalf?                                                                  No          No S/C

22 In the eighteen months preceding the Initial Petition Date, did Debtor
   receive funding for its business activities from ENE?                              Yes           S/C

23 Did Debtor transact substantially all of its business with one or more of the
   other Enron Companies?                                                             Yes           S/C

24 Was Debtor required to submit material transactions for approval to the ENE
   board, ENE Office of the Chair and/or ENE Risk Assessment and Control Group?       Yes           S/C

25 In addition to any approvals required at the ENE level, did Debtor submit
   material transactions to its own board for approval?                               Yes          No S/C

26 Did Debtor conduct all statutorily or otherwise required board (for corporations) or management/partnership meetings (for limited liability
   companies and partnerships)?                                                       Yes          No S/C

27 If either of the two preceding questions were answered "yes," were the decisions substantially all made or meetings substantially all held by
   written consent?                                                                   Yes           S/C

28 If Debtor was formed by the Enron Companies, were all corporate formalities
   observed in the formation?                                                         Yes          No S/C

29 Rather than settling intercompany obligations in cash, did the Debtor ever settle intercompany balances with Enron entities other than ENE by
   transferring intercompany obligations to ENE?                                       No          No S/C

30 As of the Initial Petition Date, was the Debtor obligated on intercompany
   payables to five or more of the other Debtors?                                      No          No S/C

31 As of the Initial Petition Date, was the Debtor holding intercompany
   receivables from five or more of the other Debtors?                                 No          No S/C

Legend: "N/A" means not applicable, "S/C" means arguably supportive of substantive consolidation with other Debtors, and "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                           Enron WarpSpeed Services, Inc.
As of 12/2/01, Direct Subsidiary of:              Enron Corp
Business Segment as of 12/2/01:                   Broadband
Formed or Acquired by Enron Companies:            Acquired 1995
Debtor #                                          103

 1 As of the Initial Petition Date, was Debtor directly or indirectly wholly
   owned by ENE?                                                                      Yes           S/C

 2 Was Debtor's legal address 1400 Smith Street, Houston, Texas?                      Yes           S/C

 3 Did Debtor share office space or other facilities with ENE?                         No          No S/C

 4 If either of the two preceding questions were answered "yes," was Debtor
   charged for the use of such legal address, office space or other facilities?        No           S/C

 5 Prior to the Initial Petition Date, were separate books and records
   maintained for Debtor?                                                             Yes          No S/C

 6 Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities as
   of its Petition Date?                                                              Yes          No S/C

 7 Did Debtor file Schedules of Assets reflecting Debtor's assets as of its
   Petition Date?                                                                     Yes          No S/C

 8 Was Debtor identified as legal employer of any employees?                           No           S/C

 9 If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or
   tax) provided by ENE, was Debtor charged for utilizing such support services?       No           S/C

10 If Debtor utilized the services of employees of Enron Service Companies,
   excluding ENE, was Debtor charged for the use of such employees?                    No           S/C

11 During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of ENE? If
   yes, how many individuals overlapped?                                           Yes, 2 of 7      S/C

12 During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of Debtors
   other than ENE? If yes, how many individuals overlapped?                          Yes, 7         S/C

13 As of the Initial Petition Date, did Debtor participate in the ENE
   centralized cash management system?                                                Yes           S/C

14 Was Debtor included in ENE's 2001 consolidated federal income tax returns?         Yes           S/C

15 If required, did Debtor file separate state and local tax returns?                 Yes          No S/C

16 Was Debtor included in ENE's consolidated publicly disseminated financial
   reports?                                                                           Yes           S/C

17 Did Debtor disseminate Debtor-specific financial information such that a third party could assess Debtor's separate creditworthiness prior to
   extending credit?                                                                   No           S/C

18 Was Debtor given a credit rating separate and apart from ENE's credit rating?       No           S/C

19 Did Debtor receive ENE credit support in the form of guaranties?                   Yes           S/C

20 Did Debtor receive ENE credit support in the form of an ENE guaranty of an
   affiliate's guaranty of Debtor's obligations?                                       No          No S/C

21 Did Debtor receive credit support in the form of letters of credit issued by
   ENE on its behalf?                                                                  No          No S/C

22 In the eighteen months preceding the Initial Petition Date, did Debtor
   receive funding for its business activities from ENE?                              Yes           S/C

23 Did Debtor transact substantially all of its business with one or more of the
   other Enron Companies?                                                             Yes           S/C

24 Was Debtor required to submit material transactions for approval to the ENE
   board, ENE Office of the Chair and/or ENE Risk Assessment and Control Group?       Yes           S/C

25 In addition to any approvals required at the ENE level, did Debtor submit
   material transactions to its own board for approval?                                No           S/C

26 Did Debtor conduct all statutorily or otherwise required board (for corporations) or management/partnership meetings (for limited liability
   companies and partnerships)?                                                       Yes          No S/C

27 If either of the two preceding questions were answered "yes," were the decisions substantially all made or meetings substantially all held by
   written consent?                                                                   Yes           S/C

28 If Debtor was formed by the Enron Companies, were all corporate formalities
   observed in the formation?                                                         N/A           N/A

29 Rather than settling intercompany obligations in cash, did the Debtor ever settle intercompany balances with Enron entities other than ENE by
   transferring intercompany obligations to ENE?                                      Yes           S/C

30 As of the Initial Petition Date, was the Debtor obligated on intercompany
   payables to five or more of the other Debtors?                                      No          No S/C

31 As of the Initial Petition Date, was the Debtor holding intercompany
   receivables from five or more of the other Debtors?                                 No          No S/C

Legend: "N/A" means not applicable, "S/C" means arguably supportive of substantive consolidation with other Debtors, and "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                           Enron Wind Constructors Corp.
As of 12/2/01, Direct Subsidiary of:              Enron Wind Energy Systems Corp
Business Segment as of 12/2/01:                   Corp & Other
Formed or Acquired by Enron Companies:            Acquired 1997
Debtor #                                          46

 1 As of the Initial Petition Date, was Debtor directly or indirectly wholly
   owned by ENE?                                                                      Yes           S/C

 2 Was Debtor's legal address 1400 Smith Street, Houston, Texas?                       No          No S/C

 3 Did Debtor share office space or other facilities with ENE?                         No          No S/C

 4 If either of the two preceding questions were answered "yes," was Debtor
   charged for the use of such legal address, office space or other facilities?       N/A           N/A

 5 Prior to the Initial Petition Date, were separate books and records
   maintained for Debtor?                                                             Yes          No S/C

 6 Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities as
   of its Petition Date?                                                              Yes          No S/C

 7 Did Debtor file Schedules of Assets reflecting Debtor's assets as of its
   Petition Date?                                                                     Yes          No S/C

 8 Was Debtor identified as legal employer of any employees?                           No           S/C

 9 If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or
   tax) provided by ENE, was Debtor charged for utilizing such support services?       No           S/C

10 If Debtor utilized the services of employees of Enron Service Companies,
   excluding ENE, was Debtor charged for the use of such employees?                    No           S/C

11 During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of ENE? If
   yes, how many individuals overlapped?                                           Yes, 1 of 5      S/C

12 During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of Debtors
   other than ENE? If yes, how many individuals overlapped?                          Yes, 5         S/C

13 As of the Initial Petition Date, did Debtor participate in the ENE
   centralized cash management system?                                                 No          No S/C

14 Was Debtor included in ENE's 2001 consolidated federal income tax returns?          No          No S/C

15 If required, did Debtor file separate state and local tax returns?                 Yes          No S/C

16 Was Debtor included in ENE's consolidated publicly disseminated financial
   reports?                                                                           Yes           S/C

17 Did Debtor disseminate Debtor-specific financial information such that a third party could assess Debtor's separate creditworthiness prior to
   extending credit?                                                                   No           S/C

18 Was Debtor given a credit rating separate and apart from ENE's credit rating?       No           S/C

19 Did Debtor receive ENE credit support in the form of guaranties?                   Yes           S/C

20 Did Debtor receive ENE credit support in the form of an ENE guaranty of an
   affiliate's guaranty of Debtor's obligations?                                       No          No S/C

21 Did Debtor receive credit support in the form of letters of credit issued by
   ENE on its behalf?                                                                  No          No S/C

22 In the eighteen months preceding the Initial Petition Date, did Debtor
   receive funding for its business activities from ENE?                               No          No S/C

23 Did Debtor transact substantially all of its business with one or more of the
   other Enron Companies?                                                              No          No S/C

24 Was Debtor required to submit material transactions for approval to the ENE
   board, ENE Office of the Chair and/or ENE Risk Assessment and Control Group?       Yes           S/C

25 In addition to any approvals required at the ENE level, did Debtor submit
   material transactions to its own board for approval?                               Yes          No S/C

26 Did Debtor conduct all statutorily or otherwise required board (for corporations) or management/partnership meetings (for limited liability
   companies and partnerships)?                                                       Yes          No S/C

27 If either of the two preceding questions were answered "yes," were the decisions substantially all made or meetings substantially all held by
   written consent?                                                                   Yes           S/C

28 If Debtor was formed by the Enron Companies, were all corporate formalities
   observed in the formation?                                                         N/A           N/A

29 Rather than settling intercompany obligations in cash, did the Debtor ever settle intercompany balances with Enron entities other than ENE by
   transferring intercompany obligations to ENE?                                       No          No S/C

30 As of the Initial Petition Date, was the Debtor obligated on intercompany
   payables to five or more of the other Debtors?                                      No          No S/C

31 As of the Initial Petition Date, was the Debtor holding intercompany
   receivables from five or more of the other Debtors?                                Yes           S/C

Legend: "N/A" means not applicable, "S/C" means arguably supportive of substantive consolidation with other Debtors, and "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                              Enron Wind Corp.
As of 12/2/01, Direct Subsidiary of:                 Enron Renewable Energy Corp
Business Segment as of 12/2/01:                      Corp & Other
Formed or Acquired by Enron Companies:               Acquired 1997
Debtor #                                             42

 1 As of the Initial Petition Date, was Debtor directly or indirectly wholly
   owned by ENE?                                                                      Yes           S/C

 2 Was Debtor's legal address 1400 Smith Street, Houston, Texas?                       No          No S/C

 3 Did Debtor share office space or other facilities with ENE?                         No          No S/C

 4 If either of the two preceding questions were answered "yes," was Debtor
   charged for the use of such legal address, office space or other facilities?       N/A           N/A

 5 Prior to the Initial Petition Date, were separate books and records
   maintained for Debtor?                                                             Yes          No S/C

 6 Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities as
   of its Petition Date?                                                              Yes          No S/C

 7 Did Debtor file Schedules of Assets reflecting Debtor's assets as of its
   Petition Date?                                                                     Yes          No S/C

 8 Was Debtor identified as legal employer of any employees?                           No           S/C

 9 If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or
   tax) provided by ENE, was Debtor charged for utilizing such support services?       No           S/C

10 If Debtor utilized the services of employees of Enron Service Companies,
   excluding ENE, was Debtor charged for the use of such employees?                    No           S/C

11 During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of ENE? If
   yes, how many individuals overlapped?                                           Yes, 1 of 6      S/C

12 During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of Debtors
   other than ENE? If yes, how many individuals overlapped?                          Yes, 6         S/C

13 As of the Initial Petition Date, did Debtor participate in the ENE
   centralized cash management system?                                                 No          No S/C

14 Was Debtor included in ENE's 2001 consolidated federal income tax returns?          No          No S/C

15 If required, did Debtor file separate state and local tax returns?                 Yes          No S/C

16 Was Debtor included in ENE's consolidated publicly disseminated financial
   reports?                                                                           Yes           S/C

17 Did Debtor disseminate Debtor-specific financial information such that a third party could assess Debtor's separate creditworthiness prior to
   extending credit?                                                                  Yes          No S/C

18 Was Debtor given a credit rating separate and apart from ENE's credit rating?       No           S/C

19 Did Debtor receive ENE credit support in the form of guaranties?                   Yes           S/C

20 Did Debtor receive ENE credit support in the form of an ENE guaranty of an
   affiliate's guaranty of Debtor's obligations?                                       No          No S/C

21 Did Debtor receive credit support in the form of letters of credit issued by
   ENE on its behalf?                                                                 Yes           S/C

22 In the eighteen months preceding the Initial Petition Date, did Debtor
   receive funding for its business activities from ENE?                              Yes           S/C

23 Did Debtor transact substantially all of its business with one or more of the
   other Enron Companies?                                                              No          No S/C

24 Was Debtor required to submit material transactions for approval to the ENE
   board, ENE Office of the Chair and/or ENE Risk Assessment and Control Group?       Yes           S/C

25 In addition to any approvals required at the ENE level, did Debtor submit
   material transactions to its own board for approval?                               Yes          No S/C

26 Did Debtor conduct all statutorily or otherwise required board (for corporations) or management/partnership meetings (for limited liability
   companies and partnerships)?                                                       Yes          No S/C

27 If either of the two preceding questions were answered "yes," were the decisions substantially all made or meetings substantially all held by
   written consent?                                                                   Yes           S/C

28 If Debtor was formed by the Enron Companies, were all corporate formalities
   observed in the formation?                                                         N/A           N/A

29 Rather than settling intercompany obligations in cash, did the Debtor ever settle intercompany balances with Enron entities other than ENE by
   transferring intercompany obligations to ENE?                                       No          No S/C

30 As of the Initial Petition Date, was the Debtor obligated on intercompany
   payables to five or more of the other Debtors?                                     Yes           S/C

31 As of the Initial Petition Date, was the Debtor holding intercompany
   receivables from five or more of the other Debtors?                                Yes           S/C

Legend: "N/A" means not applicable, "S/C" means arguably supportive of substantive consolidation with other Debtors, and "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                          Enron Wind Development Corp.
As of 12/2/01, Direct Subsidiary of:             Enron Wind Domestic Holding LLC
Business Segment as of 12/2/01:                  Corp & Other
Formed or Acquired by Enron Companies:           Formed successor entity 2002,
                                                 predecessor entity 1994
Debtor #                                         61

 1 As of the Initial Petition Date, was Debtor directly or indirectly wholly
   owned by ENE?                                                                      Yes           S/C

 2 Was Debtor's legal address 1400 Smith Street, Houston, Texas?                       No          No S/C

 3 Did Debtor share office space or other facilities with ENE?                         No          No S/C

 4 If either of the two preceding questions were answered "yes," was Debtor
   charged for the use of such legal address, office space or other facilities?       N/A           N/A

 5 Prior to the Initial Petition Date, were separate books and records
   maintained for Debtor?                                                             Yes          No S/C

 6 Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities as
   of its Petition Date?                                                              Yes          No S/C

 7 Did Debtor file Schedules of Assets reflecting Debtor's assets as of its
   Petition Date?                                                                     Yes          No S/C

 8 Was Debtor identified as legal employer of any employees?                           No           S/C

 9 If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or
   tax) provided by ENE, was Debtor charged for utilizing such support services?       No           S/C

10 If Debtor utilized the services of employees of Enron Service Companies,
   excluding ENE, was Debtor charged for the use of such employees?                    No           S/C

11 During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of ENE? If
   yes, how many individuals overlapped?                                               No          No S/C

12 During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of Debtors
   other than ENE? If yes, how many individuals overlapped?                            No          No S/C

13 As of the Initial Petition Date, did Debtor participate in the ENE
   centralized cash management system?                                                 No          No S/C

14 Was Debtor included in ENE's 2001 consolidated federal income tax returns?          No          No S/C

15 If required, did Debtor file separate state and local tax returns?                 Yes          No S/C

16 Was Debtor included in ENE's consolidated publicly disseminated financial
   reports?                                                                           Yes           S/C

17 Did Debtor disseminate Debtor-specific financial information such that a third party could assess Debtor's separate creditworthiness prior to
   extending credit?                                                                   No           S/C

18 Was Debtor given a credit rating separate and apart from ENE's credit rating?       No           S/C

19 Did Debtor receive ENE credit support in the form of guaranties?                    No          No S/C

20 Did Debtor receive ENE credit support in the form of an ENE guaranty of an
   affiliate's guaranty of Debtor's obligations?                                       No          No S/C

21 Did Debtor receive credit support in the form of letters of credit issued by
   ENE on its behalf?                                                                  No          No S/C

22 In the eighteen months preceding the Initial Petition Date, did Debtor
   receive funding for its business activities from ENE?                               No          No S/C

23 Did Debtor transact substantially all of its business with one or more of the
   other Enron Companies?                                                             Yes           S/C

24 Was Debtor required to submit material transactions for approval to the ENE
   board, ENE Office of the Chair and/or ENE Risk Assessment and Control Group?       Yes           S/C

25 In addition to any approvals required at the ENE level, did Debtor submit
   material transactions to its own board for approval?                                No           S/C

26 Did Debtor conduct all statutorily or otherwise required board (for corporations) or management/partnership meetings (for limited liability
   companies and partnerships)?                                                       Yes          No S/C

27 If either of the two preceding questions were answered "yes," were the decisions substantially all made or meetings substantially all held by
   written consent?                                                                   Yes           S/C

28 If Debtor was formed by the Enron Companies, were all corporate formalities
   observed in the formation?                                                         Yes          No S/C

29 Rather than settling intercompany obligations in cash, did the Debtor ever settle intercompany balances with Enron entities other than ENE by
   transferring intercompany obligations to ENE?                                       No          No S/C

30 As of the Initial Petition Date, was the Debtor obligated on intercompany
   payables to five or more of the other Debtors?                                      No          No S/C

31 As of the Initial Petition Date, was the Debtor holding intercompany
   receivables from five or more of the other Debtors?                                 No          No S/C

Legend: "N/A" means not applicable, "S/C" means arguably supportive of substantive consolidation with other Debtors, and "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                          Enron Wind Energy Systems Corp.
As of 12/2/01, Direct Subsidiary of:             Enron Wind Technology Corp
Business Segment as of 12/2/01:                  Corp & Other
Formed or Acquired by Enron Companies:           Acquired 1997
Debtor #                                         44

 1 As of the Initial Petition Date, was Debtor directly or indirectly wholly
   owned by ENE?                                                                      Yes           S/C

 2 Was Debtor's legal address 1400 Smith Street, Houston, Texas?                       No          No S/C

 3 Did Debtor share office space or other facilities with ENE?                         No          No S/C

 4 If either of the two preceding questions were answered "yes," was Debtor
   charged for the use of such legal address, office space or other facilities?       N/A           N/A

 5 Prior to the Initial Petition Date, were separate books and records
   maintained for Debtor?                                                             Yes          No S/C

 6 Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities as
   of its Petition Date?                                                              Yes          No S/C

 7 Did Debtor file Schedules of Assets reflecting Debtor's assets as of its
   Petition Date?                                                                     Yes          No S/C

 8 Was Debtor identified as legal employer of any employees?                           No           S/C

 9 If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or
   tax) provided by ENE, was Debtor charged for utilizing such support services?       No           S/C

10 If Debtor utilized the services of employees of Enron Service Companies,
   excluding ENE, was Debtor charged for the use of such employees?                    No           S/C

11 During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of ENE? If
   yes, how many individuals overlapped?                                           Yes, 1 of 6      S/C

12 During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of Debtors
   other than ENE? If yes, how many individuals overlapped?                          Yes, 4         S/C

13 As of the Initial Petition Date, did Debtor participate in the ENE
   centralized cash management system?                                                 No          No S/C

14 Was Debtor included in ENE's 2001 consolidated federal income tax returns?          No          No S/C

15 If required, did Debtor file separate state and local tax returns?                 Yes          No S/C

16 Was Debtor included in ENE's consolidated publicly disseminated financial
   reports?                                                                           Yes           S/C

17 Did Debtor disseminate Debtor-specific financial information such that a third party could assess Debtor's separate creditworthiness prior to
   extending credit?                                                                   No           S/C

18 Was Debtor given a credit rating separate and apart from ENE's credit rating?       No           S/C

19 Did Debtor receive ENE credit support in the form of guaranties?                    No          No S/C

20 Did Debtor receive ENE credit support in the form of an ENE guaranty of an
   affiliate's guaranty of Debtor's obligations?                                       No          No S/C

21 Did Debtor receive credit support in the form of letters of credit issued by
   ENE on its behalf?                                                                 Yes           S/C

22 In the eighteen months preceding the Initial Petition Date, did Debtor
   receive funding for its business activities from ENE?                               No          No S/C

23 Did Debtor transact substantially all of its business with one or more of the
   other Enron Companies?                                                              No          No S/C

24 Was Debtor required to submit material transactions for approval to the ENE
   board, ENE Office of the Chair and/or ENE Risk Assessment and Control Group?       Yes           S/C

25 In addition to any approvals required at the ENE level, did Debtor submit
   material transactions to its own board for approval?                                No           S/C

26 Did Debtor conduct all statutorily or otherwise required board (for corporations) or management/partnership meetings (for limited liability
   companies and partnerships)?                                                       Yes          No S/C

27 If either of the two preceding questions were answered "yes," were the decisions substantially all made or meetings substantially all held by
   written consent?                                                                   Yes           S/C

28 If Debtor was formed by the Enron Companies, were all corporate formalities
   observed in the formation?                                                         N/A           N/A

29 Rather than settling intercompany obligations in cash, did the Debtor ever settle intercompany balances with Enron entities other than ENE by
   transferring intercompany obligations to ENE?                                       No          No S/C

30 As of the Initial Petition Date, was the Debtor obligated on intercompany
   payables to five or more of the other Debtors?                                      No          No S/C

31 As of the Initial Petition Date, was the Debtor holding intercompany
   receivables from five or more of the other Debtors?                                 No          No S/C

Legend: "N/A" means not applicable, "S/C" means arguably supportive of substantive consolidation with other Debtors, and "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                               Enron Wind Lake Benton LLC
As of 12/2/01, Direct Subsidiary of:                  Enron Wind Development LLC
Business Segment as of 12/2/01:                       Corp & Other
Formed or Acquired by Enron Companies:                Formed 1997
Debtor #                                              155

 1 As of the Initial Petition Date, was Debtor directly or indirectly wholly
   owned by ENE?                                                                      Yes           S/C

 2 Was Debtor's legal address 1400 Smith Street, Houston, Texas?                       No          No S/C

 3 Did Debtor share office space or other facilities with ENE?                         No          No S/C

 4 If either of the two preceding questions were answered "yes," was Debtor
   charged for the use of such legal address, office space or other facilities?       N/A           N/A

 5 Prior to the Initial Petition Date, were separate books and records
   maintained for Debtor?                                                             Yes          No S/C

 6 Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities as
   of its Petition Date?                                                              Yes          No S/C

 7 Did Debtor file Schedules of Assets reflecting Debtor's assets as of its
   Petition Date?                                                                     Yes          No S/C

 8 Was Debtor identified as legal employer of any employees?                           No           S/C

 9 If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or
   tax) provided by ENE, was Debtor charged for utilizing such support services?       No           S/C

10 If Debtor utilized the services of employees of Enron Service Companies,
   excluding ENE, was Debtor charged for the use of such employees?                    No           S/C

11 During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of ENE? If
   yes, how many individuals overlapped?                                               No          No S/C

12 During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of Debtors
   other than ENE? If yes, how many individuals overlapped?                          Yes, 2         S/C

13 As of the Initial Petition Date, did Debtor participate in the ENE
   centralized cash management system?                                                 No          No S/C

14 Was Debtor included in ENE's 2001 consolidated federal income tax returns?          No          No S/C

15 If required, did Debtor file separate state and local tax returns?                 Yes          No S/C

16 Was Debtor included in ENE's consolidated publicly disseminated financial
   reports?                                                                           Yes           S/C

17 Did Debtor disseminate Debtor-specific financial information such that a third party could assess Debtor's separate creditworthiness prior to
   extending credit?                                                                   No           S/C

18 Was Debtor given a credit rating separate and apart from ENE's credit rating?       No           S/C

19 Did Debtor receive ENE credit support in the form of guaranties?                    No          No S/C

20 Did Debtor receive ENE credit support in the form of an ENE guaranty of an
   affiliate's guaranty of Debtor's obligations?                                       No          No S/C

21 Did Debtor receive credit support in the form of letters of credit issued by
   ENE on its behalf?                                                                  No          No S/C

22 In the eighteen months preceding the Initial Petition Date, did Debtor
   receive funding for its business activities from ENE?                              Yes           S/C

23 Did Debtor transact substantially all of its business with one or more of the
   other Enron Companies?                                                              No          No S/C

24 Was Debtor required to submit material transactions for approval to the ENE
   board, ENE Office of the Chair and/or ENE Risk Assessment and Control Group?       Yes           S/C

25 In addition to any approvals required at the ENE level, did Debtor submit
   material transactions to its own board for approval?                                No           S/C

26 Did Debtor conduct all statutorily or otherwise required board (for corporations) or management/partnership meetings (for limited liability
   companies and partnerships)?                                                       Yes          No S/C

27 If either of the two preceding questions were answered "yes," were the decisions substantially all made or meetings substantially all held by
   written consent?                                                                   Yes           S/C

28 If Debtor was formed by the Enron Companies, were all corporate formalities
   observed in the formation?                                                         Yes          No S/C

29 Rather than settling intercompany obligations in cash, did the Debtor ever settle intercompany balances with Enron entities other than ENE by
   transferring intercompany obligations to ENE?                                       No          No S/C

30 As of the Initial Petition Date, was the Debtor obligated on intercompany
   payables to five or more of the other Debtors?                                      No          No S/C

31 As of the Initial Petition Date, was the Debtor holding intercompany
   receivables from five or more of the other Debtors?                                 No          No S/C

Legend: "N/A" means not applicable, "S/C" means arguably supportive of substantive consolidation with other Debtors, and "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                           Enron Wind Maintenance Corp.
As of 12/2/01, Direct Subsidiary of:              Enron Wind Energy Systems Corp
Business Segment as of 12/2/01:                   Corp & Other
Formed or Acquired by Enron Companies:            Acquired 1997
Debtor #                                          45

 1 As of the Initial Petition Date, was Debtor directly or indirectly wholly
   owned by ENE?                                                                      Yes           S/C

 2 Was Debtor's legal address 1400 Smith Street, Houston, Texas?                       No          No S/C

 3 Did Debtor share office space or other facilities with ENE?                         No          No S/C

 4 If either of the two preceding questions were answered "yes," was Debtor
   charged for the use of such legal address, office space or other facilities?       N/A           N/A

 5 Prior to the Initial Petition Date, were separate books and records
   maintained for Debtor?                                                             Yes          No S/C

 6 Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities as
   of its Petition Date?                                                              Yes          No S/C

 7 Did Debtor file Schedules of Assets reflecting Debtor's assets as of its
   Petition Date?                                                                     Yes          No S/C

 8 Was Debtor identified as legal employer of any employees?                           No           S/C

 9 If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or
   tax) provided by ENE, was Debtor charged for utilizing such support services?       No           S/C

10 If Debtor utilized the services of employees of Enron Service Companies,
   excluding ENE, was Debtor charged for the use of such employees?                    No           S/C

11 During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of ENE? If
   yes, how many individuals overlapped?                                           Yes, 1 of 5      S/C

12 During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of Debtors
   other than ENE? If yes, how many individuals overlapped?                          Yes, 5         S/C

13 As of the Initial Petition Date, did Debtor participate in the ENE
   centralized cash management system?                                                 No           S/C

14 Was Debtor included in ENE's 2001 consolidated federal income tax returns?          No           S/C

15 If required, did Debtor file separate state and local tax returns?                 Yes          No S/C

16 Was Debtor included in ENE's consolidated publicly disseminated financial
   reports?                                                                           Yes           S/C

17 Did Debtor disseminate Debtor-specific financial information such that a third party could assess Debtor's separate creditworthiness prior to
   extending credit?                                                                   No           S/C

18 Was Debtor given a credit rating separate and apart from ENE's credit rating?       No           S/C

19 Did Debtor receive ENE credit support in the form of guaranties?                    No          No S/C

20 Did Debtor receive ENE credit support in the form of an ENE guaranty of an
   affiliate's guaranty of Debtor's obligations?                                      Yes           S/C

21 Did Debtor receive credit support in the form of letters of credit issued by
   ENE on its behalf?                                                                  No          No S/C

22 In the eighteen months preceding the Initial Petition Date, did Debtor
   receive funding for its business activities from ENE?                               No          No S/C

23 Did Debtor transact substantially all of its business with one or more of the
   other Enron Companies?                                                              No          No S/C

24 Was Debtor required to submit material transactions for approval to the ENE
   board, ENE Office of the Chair and/or ENE Risk Assessment and Control Group?       Yes           S/C

25 In addition to any approvals required at the ENE level, did Debtor submit
   material transactions to its own board for approval?                                No           S/C

26 Did Debtor conduct all statutorily or otherwise required board (for corporations) or management/partnership meetings (for limited liability
   companies and partnerships)?                                                       Yes          No S/C

27 If either of the two preceding questions were answered "yes," were the decisions substantially all made or meetings substantially all held by
   written consent?                                                                   Yes           S/C

28 If Debtor was formed by the Enron Companies, were all corporate formalities
   observed in the formation?                                                         N/A           N/A

29 Rather than settling intercompany obligations in cash, did the Debtor ever settle intercompany balances with Enron entities other than ENE by
   transferring intercompany obligations to ENE?                                       No          No S/C

30 As of the Initial Petition Date, was the Debtor obligated on intercompany
   payables to five or more of the other Debtors?                                      No          No S/C

31 As of the Initial Petition Date, was the Debtor holding intercompany
   receivables from five or more of the other Debtors?                                 No          No S/C

Legend: "N/A" means not applicable, "S/C" means arguably supportive of substantive consolidation with other Debtors, and "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                              Enron Wind Storm Lake I LLC
As of 12/2/01, Direct Subsidiary of:                 Midwest Power Funding LLC
Business Segment as of 12/2/01:                      Corp & Other
Formed or Acquired by Enron Companies:               Formed 1998
Debtor #                                             91

 1 As of the Initial Petition Date, was Debtor directly or indirectly wholly
   owned by ENE?                                                                      Yes           S/C

 2 Was Debtor's legal address 1400 Smith Street, Houston, Texas?                       No          No S/C

 3 Did Debtor share office space or other facilities with ENE?                         No          No S/C

 4 If either of the two preceding questions were answered "yes," was Debtor
   charged for the use of such legal address, office space or other facilities?       N/A           N/A

 5 Prior to the Initial Petition Date, were separate books and records
   maintained for Debtor?                                                             Yes          No S/C

 6 Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities as
   of its Petition Date?                                                              Yes          No S/C

 7 Did Debtor file Schedules of Assets reflecting Debtor's assets as of its
   Petition Date?                                                                     Yes          No S/C

 8 Was Debtor identified as legal employer of any employees?                           No           S/C

 9 If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or
   tax) provided by ENE, was Debtor charged for utilizing such support services?       No           S/C

10 If Debtor utilized the services of employees of Enron Service Companies,
   excluding ENE, was Debtor charged for the use of such employees?                    No           S/C

11 During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of ENE? If
   yes, how many individuals overlapped?                                               No          No S/C

12 During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of Debtors
   other than ENE? If yes, how many individuals overlapped?                          Yes, 2         S/C

13 As of the Initial Petition Date, did Debtor participate in the ENE
   centralized cash management system?                                                 No          No S/C

14 Was Debtor included in ENE's 2001 consolidated federal income tax returns?          No          No S/C

15 If required, did Debtor file separate state and local tax returns?                 Yes          No S/C

16 Was Debtor included in ENE's consolidated publicly disseminated financial
   reports?                                                                           Yes           S/C

17 Did Debtor disseminate Debtor-specific financial information such that a third party could assess Debtor's separate creditworthiness prior to
   extending credit?                                                                   No           S/C

18 Was Debtor given a credit rating separate and apart from ENE's credit rating?       No           S/C

19 Did Debtor receive ENE credit support in the form of guaranties?                    No          No S/C

20 Did Debtor receive ENE credit support in the form of an ENE guaranty of an
   affiliate's guaranty of Debtor's obligations?                                       No          No S/C

21 Did Debtor receive credit support in the form of letters of credit issued by
   ENE on its behalf?                                                                  No          No S/C

22 In the eighteen months preceding the Initial Petition Date, did Debtor
   receive funding for its business activities from ENE?                               No          No S/C

23 Did Debtor transact substantially all of its business with one or more of the
   other Enron Companies?                                                              No          No S/C

24 Was Debtor required to submit material transactions for approval to the ENE
   board, ENE Office of the Chair and/or ENE Risk Assessment and Control Group?       Yes           S/C

25 In addition to any approvals required at the ENE level, did Debtor submit
   material transactions to its own board for approval?                                No           S/C

26 Did Debtor conduct all statutorily or otherwise required board (for corporations) or management/partnership meetings (for limited liability
   companies and partnerships)?                                                       Yes          No S/C

27 If either of the two preceding questions were answered "yes," were the decisions substantially all made or meetings substantially all held by
   written consent?                                                                   Yes           S/C

28 If Debtor was formed by the Enron Companies, were all corporate formalities
   observed in the formation?                                                         Yes          No S/C

29 Rather than settling intercompany obligations in cash, did the Debtor ever settle intercompany balances with Enron entities other than ENE by
   transferring intercompany obligations to ENE?                                       No          No S/C

30 As of the Initial Petition Date, was the Debtor obligated on intercompany
   payables to five or more of the other Debtors?                                      No          No S/C

31 As of the Initial Petition Date, was the Debtor holding intercompany
   receivables from five or more of the other Debtors?                                 No          No S/C

Legend: "N/A" means not applicable, "S/C" means arguably supportive of substantive consolidation with other Debtors, and "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                             Enron Wind Storm Lake II LLC
As of 12/2/01, Direct Subsidiary of:                Midwest Power Funding LLC
Business Segment as of 12/2/01:                     Corp & Other
Formed or Acquired by Enron Companies:              Formed 1998
Debtor #                                            152

 1 As of the Initial Petition Date, was Debtor directly or indirectly wholly
   owned by ENE?                                                                      Yes           S/C

 2 Was Debtor's legal address 1400 Smith Street, Houston, Texas?                       No          No S/C

 3 Did Debtor share office space or other facilities with ENE?                         No          No S/C

 4 If either of the two preceding questions were answered "yes," was Debtor
   charged for the use of such legal address, office space or other facilities?       N/A           N/A

 5 Prior to the Initial Petition Date, were separate books and records
   maintained for Debtor?                                                             Yes          No S/C

 6 Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities as
   of its Petition Date?                                                              Yes          No S/C

 7 Did Debtor file Schedules of Assets reflecting Debtor's assets as of its
   Petition Date?                                                                     Yes          No S/C

 8 Was Debtor identified as legal employer of any employees?                           No           S/C

 9 If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or
   tax) provided by ENE, was Debtor charged for utilizing such support services?       No           S/C

10 If Debtor utilized the services of employees of Enron Service Companies,
   excluding ENE, was Debtor charged for the use of such employees?                    No           S/C

11 During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of ENE? If
   yes, how many individuals overlapped?                                               No          No S/C

12 During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of Debtors
   other than ENE? If yes, how many individuals overlapped?                          Yes, 2         S/C

13 As of the Initial Petition Date, did Debtor participate in the ENE
   centralized cash management system?                                                 No          No S/C

14 Was Debtor included in ENE's 2001 consolidated federal income tax returns?          No          No S/C

15 If required, did Debtor file separate state and local tax returns?                 Yes          No S/C

16 Was Debtor included in ENE's consolidated publicly disseminated financial
   reports?                                                                           Yes           S/C

17 Did Debtor disseminate Debtor-specific financial information such that a third party could assess Debtor's separate creditworthiness prior to
   extending credit?                                                                   No           S/C

18 Was Debtor given a credit rating separate and apart from ENE's credit rating?       No           S/C

19 Did Debtor receive ENE credit support in the form of guaranties?                    No          No S/C

20 Did Debtor receive ENE credit support in the form of an ENE guaranty of an
   affiliate's guaranty of Debtor's obligations?                                       No          No S/C

21 Did Debtor receive credit support in the form of letters of credit issued by
   ENE on its behalf?                                                                  No          No S/C

22 In the eighteen months preceding the Initial Petition Date, did Debtor
   receive funding for its business activities from ENE?                              Yes           S/C

23 Did Debtor transact substantially all of its business with one or more of the
   other Enron Companies?                                                             Yes           S/C

24 Was Debtor required to submit material transactions for approval to the ENE
   board, ENE Office of the Chair and/or ENE Risk Assessment and Control Group?       Yes           S/C

25 In addition to any approvals required at the ENE level, did Debtor submit
   material transactions to its own board for approval?                                No           S/C

26 Did Debtor conduct all statutorily or otherwise required board (for corporations) or management/partnership meetings (for limited liability
   companies and partnerships)?                                                       Yes          No S/C

27 If either of the two preceding questions were answered "yes," were the decisions substantially all made or meetings substantially all held by
   written consent?                                                                   Yes           S/C

28 If Debtor was formed by the Enron Companies, were all corporate formalities
   observed in the formation?                                                         Yes          No S/C

29 Rather than settling intercompany obligations in cash, did the Debtor ever settle intercompany balances with Enron entities other than ENE by
   transferring intercompany obligations to ENE?                                       No          No S/C

30 As of the Initial Petition Date, was the Debtor obligated on intercompany
   payables to five or more of the other Debtors?                                      No          No S/C

31 As of the Initial Petition Date, was the Debtor holding intercompany
   receivables from five or more of the other Debtors?                                 No          No S/C

Legend: "N/A" means not applicable, "S/C" means arguably supportive of substantive consolidation with other Debtors, and "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                          Enron Wind Systems, Inc.
As of 12/2/01, Direct Subsidiary of:             Enron Wind Domestic HoldingCorp
Business Segment as of 12/2/01:                  Corp & Other
Formed or Acquired by Enron Companies:           Acquired 1997
Debtor #                                         43

 1 As of the Initial Petition Date, was Debtor directly or indirectly wholly owned by ENE?                 Yes        S/C

 2 Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                           No        No S/C

 3 Did Debtor share office space or other facilities with ENE?                                             No        No S/C

 4 If either of the two preceding questions were answered "yes," was Debtor charged for the use of
   such legal address, office space or other facilities?                                                   N/A        N/A

 5 Prior to the Initial Petition Date, were separate books and records maintained for Debtor?              Yes       No S/C

 6 Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities as of its Petition Date?       Yes       No S/C

 7 Did Debtor file Schedules of Assets reflecting Debtor's assets as of its Petition Date?                 Yes       No S/C

 8 Was Debtor identified as legal employer of any employees?                                               Yes       No S/C

 9 If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was Debtor charged for
   utilizing such support services?                                                                        No         S/C

10 If Debtor utilized the services of employees of Enron Service Companies, excluding ENE, was
   Debtor charged for the use of such employees?                                                           No         S/C

11 During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of ENE?  If yes, how many individuals
   overlapped?                                                                                         Yes, 1 of 5    S/C

12 During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of Debtors other than ENE?  If yes, how
   many individuals overlapped?                                                                           Yes, 5      S/C

13 As of the Initial Petition Date, did Debtor participate in the ENE centralized cash management
   system?                                                                                                 No        No S/C

14 Was Debtor included in ENE's 2001 consolidated federal income tax returns?                              No        No S/C

15 If required, did Debtor file separate state and local tax returns?                                      Yes       No S/C

16 Was Debtor included in ENE's consolidated publicly disseminated financial reports?                      Yes        S/C

17 Did Debtor disseminate Debtor-specific financial information such that a third party could assess
   Debtor's separate creditworthiness prior to extending credit?                                           No         S/C

18 Was Debtor given a credit rating separate and apart from ENE's credit rating?                           No         S/C

19 Did Debtor receive ENE credit support in the form of guaranties?                                        No        No S/C

20 Did Debtor receive ENE credit support in the form of an ENE guaranty of an affiliate's guaranty
   of Debtor's obligations?                                                                                No        No S/C

21 Did Debtor receive credit support in the form of letters of credit issued by ENE on its behalf?         No        No S/C

22 In the eighteen months preceding the Initial Petition Date, did Debtor receive funding for its
   business activities from ENE?                                                                           No        No S/C

23 Did Debtor transact substantially all of its business with one or more of the other Enron
   Companies?                                                                                              No        No S/C

24 Was Debtor required to submit material transactions for approval to the ENE board, ENE Office of
   the Chair and/or ENE Risk Assessment and Control Group?                                                 Yes        S/C

25 In addition to any approvals required at the ENE level, did Debtor submit material transactions
   to its own board for approval?                                                                          Yes       No S/C

26 Did Debtor conduct all statutorily or otherwise required board (for corporations) or
   management/partnership meetings (for limited liability companies and partnerships)?                     Yes       No S/C

27 If either of the two preceding questions were answered "yes," were the decisions substantially
   all made or meetings substantially all held by written consent?                                         Yes        S/C

28 If Debtor was formed by the Enron Companies, were all corporate formalities observed in the
   formation?                                                                                              N/A        N/A

29 Rather than settling intercompany obligations in cash, did the Debtor ever settle intercompany
   balances with Enron entities other than ENE by transferring intercompany obligations to ENE?            No        No S/C

30 As of the Initial Petition Date, was the Debtor obligated on intercompany payables to five or
   more of the other Debtors?                                                                              Yes        S/C

31 As of the Initial Petition Date, was the Debtor holding intercompany receivables from five or
   more of the other Debtors?                                                                              Yes        S/C

Legend: "N/A" means not applicable, "S/C" means arguably supportive of substantive consolidation with other Debtors, and "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                                      EnronOnline, LLC
As of 12/2/01, Direct Subsidiary of:                         Enron Net Works LLC
Business Segment as of 12/2/01:                              Wholesale
Formed or Acquired by Enron Companies:                       Formed 2000
Debtor #                                                     93

 1 As of the Initial Petition Date, was Debtor directly or indirectly wholly owned by ENE?                  Yes         S/C

 2 Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                            Yes         S/C

 3 Did Debtor share office space or other facilities with ENE?                                              Yes         S/C

 4 If either of the two preceding questions were answered "yes," was Debtor charged for the use of
   such legal address, office space or other facilities?                                                    Yes        No S/C

 5 Prior to the Initial Petition Date, were separate books and records maintained for Debtor?               Yes        No S/C

 6 Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities as of its Petition Date?        Yes        No S/C

 7 Did Debtor file Schedules of Assets reflecting Debtor's assets as of its Petition Date?                  Yes        No S/C

 8 Was Debtor identified as legal employer of any employees?                                                Yes        No S/C

 9 If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was Debtor charged for
   utilizing such support services                                                                          No          S/C

10 If Debtor utilized the services of employees of Enron Service Companies, excluding ENE, was
   Debtor charged for the use of such employees?                                                            Yes        No S/C

11 During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of ENE?  If yes, how many individuals
   overlapped?                                                                                         Yes, 4 of 10     S/C

12 During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of Debtors other than ENE?  If yes, how
   many individuals overlapped?                                                                           Yes, 9        S/C

13 As of the Initial Petition Date, did Debtor participate in the ENE centralized cash management
   system?                                                                                                  Yes         S/C

14 Was Debtor included in ENE's 2001 consolidated federal income tax returns?                               Yes         S/C

15 If required, did Debtor file separate state and local tax returns?                                       Yes        No S/C

16 Was Debtor included in ENE's consolidated publicly disseminated financial reports?                       Yes         S/C

17 Did Debtor disseminate Debtor-specific financial information such that a third party could assess
   Debtor's separate creditworthiness prior to extending credit?                                            No          S/C

18 Was Debtor given a credit rating separate and apart from ENE's credit rating?                            No          S/C

19 Did Debtor receive ENE credit support in the form of guaranties?                                         No         No S/C

20 Did Debtor receive ENE credit support in the form of an ENE guaranty of an affiliate's guaranty
   of Debtor's obligations?                                                                                 No         No S/C

21 Did Debtor receive credit support in the form of letters of credit issued by ENE on its behalf?          No         No S/C

22 In the eighteen months preceding the Initial Petition Date, did Debtor receive funding for its
   business activities from ENE?                                                                            Yes         S/C

23 Did Debtor transact substantially all of its business with one or more of the other Enron
   Companies?                                                                                               Yes         S/C

24 Was Debtor required to submit material transactions for approval to the ENE board, ENE Office of
   the Chair and/or ENE Risk Assessment and Control Group?                                                  Yes         S/C

25 In addition to any approvals required at the ENE level, did Debtor submit material transactions
   to its own board for approval?                                                                           No          S/C

26 Did Debtor conduct all statutorily or otherwise required board (for corporations) or
   management/partnership meetings (for limited liability companies and partnerships)?                      Yes        No S/C

27 If either of the two preceding questions were answered "yes," were the decisions substantially
   all made or meetings substantially all held by written consent?                                          Yes         S/C

28 If Debtor was formed by the Enron Companies, were all corporate formalities observed in the
   formation?                                                                                               Yes        No S/C

29 Rather than settling intercompany obligations in cash, did the Debtor ever settle intercompany
   balances with Enron entities other than ENE by transferring intercompany obligations to ENE?             Yes         S/C

30 As of the Initial Petition Date, was the Debtor obligated on intercompany payables to five or
   more of the other Debtors?                                                                               No         No S/C

31 As of the Initial Petition Date, was the Debtor holding intercompany receivables from five or
   more of the other Debtors?                                                                               Yes         S/C

Legend: "N/A" means not applicable, "S/C" means arguably supportive of substantive consolidation with other Debtors, and "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                    ET Power 3 LLC
As of 12/2/01, Direct Subsidiary of:       LFT Power III, LLC (55.66%) Managing
                                           Member, ET Power I LLC (44.34%)
Business Segment as of 12/2/01:            Wholesale
Formed or Acquired by Enron Companies:     Formed 1998
Debtor #                                   169

 1 As of the Initial Petition Date, was Debtor directly or indirectly wholly owned by ENE?                  Yes         S/C

 2 Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                            Yes         S/C

 3 Did Debtor share office space or other facilities with ENE?                                              No         No S/C

 4 If either of the two preceding questions were answered "yes," was Debtor charged for the use of
   such legal address, office space or other facilities?                                                    No          S/C

 5 Prior to the Initial Petition Date, were separate books and records maintained for Debtor?               Yes        No S/C

 6 Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities as of its Petition Date?        Yes        No S/C

 7 Did Debtor file Schedules of Assets reflecting Debtor's assets as of its Petition Date?                  Yes        No S/C

 8 Was Debtor identified as legal employer of any employees?                                                No          S/C

 9 If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was Debtor charged for
   utilizing such support services?                                                                         No          S/C

10 If Debtor utilized the services of employees of Enron Service Companies, excluding ENE, was
   Debtor charged for the use of such employees?                                                            No          S/C

11 During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of ENE?  If yes, how many individuals
   overlapped?                                                                                              No         No S/C

12 During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of Debtors other than ENE?  If yes, how
   many individuals overlapped?                                                                             No         No S/C

13 As of the Initial Petition Date, did Debtor participate in the ENE centralized cash management
   system?                                                                                                  No         No S/C

14 Was Debtor included in ENE's 2001 consolidated federal income tax returns?                               Yes         S/C

15 If required, did Debtor file separate state and local tax returns?                                       Yes        No S/C

16 Was Debtor included in ENE's consolidated publicly disseminated financial reports?                       Yes         S/C

17 Did Debtor disseminate Debtor-specific financial information such that a third party could assess
   Debtor's separate creditworthiness prior to extending credit?                                            No          S/C

18 Was Debtor given a credit rating separate and apart from ENE's credit rating?                            No          S/C

19 Did Debtor receive ENE credit support in the form of guaranties?                                         No         No S/C

20 Did Debtor receive ENE credit support in the form of an ENE guaranty of an affiliate's guaranty
   of Debtor's obligations?                                                                                 No         No S/C

21 Did Debtor receive credit support in the form of letters of credit issued by ENE on its behalf?          No         No S/C

22 In the eighteen months preceding the Initial Petition Date, did Debtor receive funding for its
   business activities from ENE?                                                                            No         No S/C

23 Did Debtor transact substantially all of its business with one or more of the other Enron
   Companies?                                                                                               Yes         S/C

24 Was Debtor required to submit material transactions for approval to the ENE board, ENE Office of
   the Chair and/or ENE Risk Assessment and Control Group?                                                  Yes         S/C

25 In addition to any approvals required at the ENE level, did Debtor submit material transactions
   to its own board for approval?                                                                           No          S/C

26 Did Debtor conduct all statutorily or otherwise required board (for corporations) or
   management/partnership meetings (for limited liability companies and partnerships)?                      Yes        No S/C

27 If either of the two preceding questions were answered "yes," were the decisions substantially
   all made or meetings substantially all held by written consent?                                          Yes         S/C

28 If Debtor was formed by the Enron Companies, were all corporate formalities observed in the
   formation?                                                                                               Yes        No S/C

29 Rather than settling intercompany obligations in cash, did the Debtor ever settle intercompany
   balances with Enron entities other than ENE by transferring intercompany obligations to ENE?             No         No S/C

30 As of the Initial Petition Date, was the Debtor obligated on intercompany payables to five or
   more of the other Debtors?                                                                               No         No S/C

31 As of the Initial Petition Date, was the Debtor holding intercompany receivables from five or
   more of the other Debtors?                                                                               No         No S/C

Legend: "N/A" means not applicable, "S/C" means arguably supportive of substantive consolidation with other Debtors, and "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                       Garden State Paper Company, LLC
As of 12/2/01, Direct Subsidiary of:          Sundance Industrial Partners, L.P.
Business Segment as of 12/2/01:               Wholesale
Formed or Acquired by Enron Companies:        Acquired 2000
Debtor #                                      22

 1 As of the Initial Petition Date, was Debtor directly or indirectly wholly owned by ENE?                 Yes         S/C

 2 Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                           No         No S/C

 3 Did Debtor share office space or other facilities with ENE?                                             No         No S/C

 4 If either of the two preceding questions were answered "yes," was Debtor charged for the use of
   such legal address, office space or other facilities?                                                   N/A         N/A

 5 Prior to the Initial Petition Date, were separate books and records maintained for Debtor?              Yes        No S/C

 6 Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities as of its Petition Date?       Yes        No S/C

 7 Did Debtor file Schedules of Assets reflecting Debtor's assets as of its Petition Date?                 Yes        No S/C

 8 Was Debtor identified as legal employer of any employees?                                               Yes        No S/C

 9 If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was Debtor charged for
   utilizing such support services?                                                                        No          S/C

10 If Debtor utilized the services of employees of Enron Service Companies, excluding ENE, was
   Debtor charged for the use of such employees?                                                           No          S/C

11 During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of ENE?  If yes, how many individuals
   overlapped?                                                                                         Yes, 5 of 8     S/C

12 During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of Debtors other than ENE?  If yes, how
   many individuals overlapped?                                                                          Yes, 7        S/C

13 As of the Initial Petition Date, did Debtor participate in the ENE centralized cash management
   system?                                                                                                 No         No S/C

14 Was Debtor included in ENE's 2001 consolidated federal income tax returns?                              Yes         S/C

15 If required, did Debtor file separate state and local tax returns?                                      N/A         N/A

16 Was Debtor included in ENE's consolidated publicly disseminated financial reports?                      Yes         S/C

17 Did Debtor disseminate Debtor-specific financial information such that a third party could assess
   Debtor's separate creditworthiness prior to extending credit?                                           No          S/C

18 Was Debtor given a credit rating separate and apart from ENE's credit rating?                           No          S/C

19 Did Debtor receive ENE credit support in the form of guaranties?                                        No         No S/C

20 Did Debtor receive ENE credit support in the form of an ENE guaranty of an affiliate's guaranty
   of Debtor's obligations?                                                                                No         No S/C

21 Did Debtor receive credit support in the form of letters of credit issued by ENE on its behalf?         No         No S/C

22 In the eighteen months preceding the Initial Petition Date, did Debtor receive funding for its
   business activities from ENE?                                                                           No         No S/C

23 Did Debtor transact substantially all of its business with one or more of the other Enron
   Companies?                                                                                              No         No S/C

24 Was Debtor required to submit material transactions for approval to the ENE board, ENE Office of
   the Chair and/or ENE Risk Assessment and Control Group?                                                 Yes         S/C

25 In addition to any approvals required at the ENE level, did Debtor submit material transactions
   to its own board for approval?                                                                          No          S/C

26 Did Debtor conduct all statutorily or otherwise required board (for corporations) or
   management/partnership meetings (for limited liability companies and partnerships)?                     Yes        No S/C

27 If either of the two preceding questions were answered "yes," were the decisions substantially
   all made or meetings substantially all held by written consent?                                         Yes         S/C

28 If Debtor was formed by the Enron Companies, were all corporate formalities observed in the
   formation?                                                                                              N/A         N/A

29 Rather than settling intercompany obligations in cash, did the Debtor ever settle intercompany
   balances with Enron entities other than ENE by transferring intercompany obligations to ENE?            No         No S/C

30 As of the Initial Petition Date, was the Debtor obligated on intercompany payables to five or
   more of the other Debtors?                                                                              No         No S/C

31 As of the Initial Petition Date, was the Debtor holding intercompany receivables from five or
   more of the other Debtors?                                                                              No         No S/C

Legend: "N/A" means not applicable, "S/C" means arguably supportive of substantive consolidation with other Debtors, and "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                               Green Power Partners I LLC
As of 12/2/01, Direct Subsidiary of:                  Enron Wind Development LLC
Business Segment as of 12/2/01:                       Corp & Other
Formed or Acquired by Enron Companies:                Formed 1998
Debtor #                                              124

 1 As of the Initial Petition Date, was Debtor directly or indirectly wholly owned by ENE?                Yes           S/C

 2 Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                           No         No S/C

 3 Did Debtor share office space or other facilities with ENE?                                             No         No S/C

 4 If either of the two preceding questions were answered "yes," was Debtor charged for the use of
   such legal address, office space or other facilities?                                                  N/A           N/A

 5 Prior to the Initial Petition Date, were separate books and records maintained for Debtor?             Yes         No S/C

 6 Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities as of its Petition Date?      Yes         No S/C

 7 Did Debtor file Schedules of Assets reflecting Debtor's assets as of its Petition Date?                Yes         No S/C

 8 Was Debtor identified as legal employer of any employees?                                               No           S/C

 9 If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was Debtor charged for
   utilizing such support services?                                                                        No           S/C

10 If Debtor utilized the services of employees of Enron Service Companies, excluding ENE, was
   Debtor charged for the use of such employees?                                                           No           S/C

11 During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of ENE?  If yes, how many individuals
   overlapped?                                                                                             No         No S/C

12 During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of Debtors other than ENE?  If yes, how
   many individuals overlapped?                                                                          Yes, 2         S/C

13 As of the Initial Petition Date, did Debtor participate in the ENE centralized cash management
   system?                                                                                                 No         No S/C

14 Was Debtor included in ENE's 2001 consolidated federal income tax returns?                              No         No S/C

15 If required, did Debtor file separate state and local tax returns?                                     Yes         No S/C

16 Was Debtor included in ENE's consolidated publicly disseminated financial reports?                     Yes           S/C

17 Did Debtor disseminate Debtor-specific financial information such that a third party could assess
   Debtor's separate creditworthiness prior to extending credit?                                           No           S/C

18 Was Debtor given a credit rating separate and apart from ENE's credit rating?                           No           S/C

19 Did Debtor receive ENE credit support in the form of guaranties?                                        No         No S/C

20 Did Debtor receive ENE credit support in the form of an ENE guaranty of an affiliate's guaranty
   of Debtor's obligations?                                                                                No         No S/C

21 Did Debtor receive credit support in the form of letters of credit issued by ENE on its behalf?         No         No S/C

22 In the eighteen months preceding the Initial Petition Date, did Debtor receive funding for its
   business activities from ENE?                                                                           No         No S/C

23 Did Debtor transact substantially all of its business with one or more of the other Enron
   Companies?                                                                                             Yes           S/C

24 Was Debtor required to submit material transactions for approval to the ENE board, ENE Office of
   the Chair and/or ENE Risk Assessment and Control Group?                                                Yes           S/C

25 In addition to any approvals required at the ENE level, did Debtor submit material transactions
   to its own board for approval?                                                                          No           S/C

26 Did Debtor conduct all statutorily or otherwise required board (for corporations) or
   management/partnership meetings (for limited liability companies and partnerships)?                    Yes         No S/C

27 If either of the two preceding questions were answered "yes," were the decisions substantially
   all made or meetings substantially all held by written consent?                                        Yes           S/C

28 If Debtor was formed by the Enron Companies, were all corporate formalities observed in the
   formation?                                                                                             Yes         No S/C

29 Rather than settling intercompany obligations in cash, did the Debtor ever settle intercompany
   balances with Enron entities other than ENE by transferring intercompany obligations to ENE?            No         No S/C

30 As of the Initial Petition Date, was the Debtor obligated on intercompany payables to five or
   more of the other Debtors?                                                                              No         No S/C

31 As of the Initial Petition Date, was the Debtor holding intercompany receivables from five or
   more of the other Debtors?                                                                              No         No S/C

Legend: "N/A" means not applicable, "S/C" means arguably supportive of substantive consolidation with other Debtors, and "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                                     Intratex Gas Company
As of 12/2/01, Direct Subsidiary of:                        LOA, Inc
Business Segment as of 12/2/01:                             Wholesale
Formed or Acquired by Enron Companies:                      Formed 1989
Debtor #                                                    52

 1 As of the Initial Petition Date, was Debtor directly or indirectly wholly owned by ENE?                 Yes         S/C

 2 Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                           Yes         S/C

 3 Did Debtor share office space or other facilities with ENE?                                             No         No S/C

 4 If either of the two preceding questions were answered "yes," was Debtor charged for the use of
   such legal address, office space or other facilities?                                                   No          S/C

 5 Prior to the Initial Petition Date, were separate books and records maintained for Debtor?              Yes        No S/C

 6 Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities as of its Petition Date?       Yes        No S/C

 7 Did Debtor file Schedules of Assets reflecting Debtor's assets as of its Petition Date?                 Yes        No S/C

 8 Was Debtor identified as legal employer of any employees?                                               No          S/C

 9 If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was Debtor charged for
   utilizing such support services?                                                                        No          S/C

10 If Debtor utilized the services of employees of Enron Service Companies, excluding ENE, was
   Debtor charged for the use of such employees?                                                           No          S/C

11 During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of ENE?  If yes, how many individuals
   overlapped?                                                                                         Yes, 1 of 4     S/C

12 During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of Debtors other than ENE?  If yes, how
   many individuals overlapped?                                                                          Yes, 4        S/C

13 As of the Initial Petition Date, did Debtor participate in the ENE centralized cash management
   system?                                                                                                 Yes         S/C

14 Was Debtor included in ENE's 2001 consolidated federal income tax returns?                              Yes         S/C

15 If required, did Debtor file separate state and local tax returns?                                      Yes        No S/C

16 Was Debtor included in ENE's consolidated publicly disseminated financial reports?                      Yes         S/C

17 Did Debtor disseminate Debtor-specific financial information such that a third party could assess
   Debtor's separate creditworthiness prior to extending credit?                                           No          S/C

18 Was Debtor given a credit rating separate and apart from ENE's credit rating?                           No          S/C

19 Did Debtor receive ENE credit support in the form of guaranties?                                        No         No S/C

20 Did Debtor receive ENE credit support in the form of an ENE guaranty of an affiliate's guaranty
   of Debtor's obligations?                                                                                No         No S/C

21 Did Debtor receive credit support in the form of letters of credit issued by ENE on its behalf?         No         No S/C

22 In the eighteen months preceding the Initial Petition Date, did Debtor receive funding for its
   business activities from ENE?                                                                           Yes         S/C

23 Did Debtor transact substantially all of its business with one or more of the other Enron
   Companies?                                                                                              No         No S/C

24 Was Debtor required to submit material transactions for approval to the ENE board, ENE Office of
   the Chair and/or ENE Risk Assessment and Control Group?                                                 Yes         S/C

25 In addition to any approvals required at the ENE level, did Debtor submit material transactions
   to its own board for approval?                                                                          No          S/C

26 Did Debtor conduct all statutorily or otherwise required board (for corporations) or
   management/partnership meetings (for limited liability companies and partnerships)?                     Yes        No S/C

27 If either of the two preceding questions were answered "yes," were the decisions substantially
   all made or meetings substantially all held by written consent?                                         Yes         S/C

28 If Debtor was formed by the Enron Companies, were all corporate formalities observed in the
   formation?                                                                                              Yes        No S/C

29 Rather than settling intercompany obligations in cash, did the Debtor ever settle intercompany
   balances with Enron entities other than ENE by transferring intercompany obligations to ENE?            Yes         S/C

30 As of the Initial Petition Date, was the Debtor obligated on intercompany payables to five or
   more of the other Debtors?                                                                              No         No S/C

31 As of the Initial Petition Date, was the Debtor holding intercompany receivables from five or
   more of the other Debtors?                                                                              No         No S/C


Legend: "N/A" means not applicable, "S/C" means arguably supportive of substantive consolidation with other Debtors, and "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                      Jovinole Associates
As of 12/2/01, Direct Subsidiary of:         Class I General Partner (Managing
                                             Partner) EFS I, Inc. (fka Limbach
                                             Facility Services, Inc.) Class II
                                             General Partner Linc Home Services,
                                             Inc. (fka EFS XIII, Inc.)
Business Segment as of 12/2/01:              Retail
Formed or Acquired by Enron Companies:       Acquired 1998
Debtor #                                     121

 1 As of the Initial Petition Date, was Debtor directly or indirectly wholly owned by ENE?                 Yes          S/C

 2 Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                           No         No S/C

 3 Did Debtor share office space or other facilities with ENE?                                             No         No S/C

 4 If either of the two preceding questions were answered "yes," was Debtor charged for the use of
   such legal address, office space or other facilities?                                                   N/A          N/A

 5 Prior to the Initial Petition Date, were separate books and records maintained for Debtor?              Yes        No S/C

 6 Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities as of its Petition Date?       Yes        No S/C

 7 Did Debtor file Schedules of Assets reflecting Debtor's assets as of its Petition Date?                 Yes        No S/C

 8 Was Debtor identified as legal employer of any employees?                                               No           S/C

 9 If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was Debtor charged for
   utilizing such support services?                                                                        No           S/C

10 If Debtor utilized the services of employees of Enron Service Companies, excluding ENE, was
   Debtor charged for the use of such employees?                                                           No           S/C

11 During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of ENE?  If yes, how many individuals
   overlapped?                                                                                             No         No S/C

12 During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of Debtors other than ENE?  If yes, how
   many individuals overlapped?                                                                            No         No S/C

13 As of the Initial Petition Date, did Debtor participate in the ENE centralized cash management
   system?                                                                                                 No         No S/C

14 Was Debtor included in ENE's 2001 consolidated federal income tax returns?                              No         No S/C

15 If required, did Debtor file separate state and local tax returns?                                      Yes        No S/C

16 Was Debtor included in ENE's consolidated publicly disseminated financial reports?                      Yes          S/C

17 Did Debtor disseminate Debtor-specific financial information such that a third party could assess
   Debtor's separate creditworthiness prior to extending credit?                                           No           S/C

18 Was Debtor given a credit rating separate and apart from ENE's credit rating?                           No           S/C

19 Did Debtor receive ENE credit support in the form of guaranties?                                        No         No S/C

20 Did Debtor receive ENE credit support in the form of an ENE guaranty of an affiliate's guaranty
   of Debtor's obligations?                                                                                No         No S/C

21 Did Debtor receive credit support in the form of letters of credit issued by ENE on its behalf?         No         No S/C

22 In the eighteen months preceding the Initial Petition Date, did Debtor receive funding for its
   business activities from ENE?                                                                           No         No S/C

23 Did Debtor transact substantially all of its business with one or more of the other Enron
   Companies?                                                                                              Yes          S/C

24 Was Debtor required to submit material transactions for approval to the ENE board, ENE Office of
   the Chair and/or ENE Risk Assessment and Control Group?                                                 Yes          S/C

25 In addition to any approvals required at the ENE level, did Debtor submit material transactions
   to its own board for approval?                                                                          No           S/C

26 Did Debtor conduct all statutorily or otherwise required board (for corporations) or
   management/partnership meetings (for limited liability companies and partnerships)?                     Yes        No S/C

27 If either of the two preceding questions were answered "yes," were the decisions substantially
   all made or meetings substantially all held by written consent?                                         Yes          S/C

28 If Debtor was formed by the Enron Companies, were all corporate formalities observed in the
   formation?                                                                                              N/A          N/A

29 Rather than settling intercompany obligations in cash, did the Debtor ever settle intercompany
   balances with Enron entities other than ENE by transferring intercompany obligations to ENE?            No         No S/C

30 As of the Initial Petition Date, was the Debtor obligated on intercompany payables to five or
   more of the other Debtors?                                                                              No         No S/C

31 As of the Initial Petition Date, was the Debtor holding intercompany receivables from five or
   more of the other Debtors?                                                                              No         No S/C

Legend: "N/A" means not applicable, "S/C" means arguably supportive of substantive consolidation with other Debtors, and "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                           KUCC Cleburne, LLC
As of 12/2/01, Direct Subsidiary of:              ECT Merchant Investments Corp.
Business Segment as of 12/2/01:                   Wholesale
Formed or Acquired by Enron Companies:            Acquired 2000
Debtor #                                          129

 1 As of the Initial Petition Date, was Debtor directly or indirectly wholly owned by ENE?                 Yes          S/C

 2 Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                           Yes          S/C

 3 Did Debtor share office space or other facilities with ENE?                                             No         No S/C

 4 If either of the two preceding questions were answered "yes," was Debtor charged for the use of
   such legal address, office space or other facilities?                                                   No           S/C

 5 Prior to the Initial Petition Date, were separate books and records maintained for Debtor?              No           S/C

 6 Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities as of its Petition Date?       Yes        No S/C

 7 Did Debtor file Schedules of Assets reflecting Debtor's assets as of its Petition Date?                 Yes        No S/C

 8 Was Debtor identified as legal employer of any employees?                                               No           S/C

 9 If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was Debtor charged for
   utilizing such support services?                                                                        No           S/C

10 If Debtor utilized the services of employees of Enron Service Companies, excluding ENE, was
   Debtor charged for the use of such employees?                                                           No           S/C

11 During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of ENE?  If yes, how many individuals
   overlapped?                                                                                         Yes, 4 of 7      S/C

12 During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of Debtors other than ENE?  If yes, how
   many individuals overlapped?                                                                          Yes, 7         S/C

13 As of the Initial Petition Date, did Debtor participate in the ENE centralized cash management
   system?                                                                                                 Yes          S/C

14 Was Debtor included in ENE's 2001 consolidated federal income tax returns?                              Yes          S/C

15 If required, did Debtor file separate state and local tax returns?                                      N/A          N/A

16 Was Debtor included in ENE's consolidated publicly disseminated financial reports?                      Yes          S/C

17 Did Debtor disseminate Debtor-specific financial information such that a third party could assess
   Debtor's separate creditworthiness prior to extending credit?                                           No           S/C

18 Was Debtor given a credit rating separate and apart from ENE's credit rating?                           No           S/C

19 Did Debtor receive ENE credit support in the form of guaranties?                                        No         No S/C

20 Did Debtor receive ENE credit support in the form of an ENE guaranty of an affiliate's guaranty
   of Debtor's obligations?                                                                                No         No S/C

21 Did Debtor receive credit support in the form of letters of credit issued by ENE on its behalf?         No         No S/C

22 In the eighteen months preceding the Initial Petition Date, did Debtor receive funding for its
   business activities from ENE?                                                                           No         No S/C

23 Did Debtor transact substantially all of its business with one or more of the other Enron
   Companies?                                                                                              No         No S/C

24 Was Debtor required to submit material transactions for approval to the ENE board, ENE Office of
   the Chair and/or ENE Risk Assessment and Control Group?                                                 Yes          S/C

25 In addition to any approvals required at the ENE level, did Debtor submit material transactions
   to its own board for approval?                                                                          No           S/C

26 Did Debtor conduct all statutorily or otherwise required board (for corporations) or
   management/partnership meetings (for limited liability companies and partnerships)?                     Yes        No S/C

27 If either of the two preceding questions were answered "yes," were the decisions substantially
   all made or meetings substantially all held by written consent?                                         Yes          S/C

28 If Debtor was formed by the Enron Companies, were all corporate formalities observed in the
   formation?                                                                                              N/A          N/A

29 Rather than settling intercompany obligations in cash, did the Debtor ever settle intercompany
   balances with Enron entities other than ENE by transferring intercompany obligations to ENE?            No         No S/C

30 As of the Initial Petition Date, was the Debtor obligated on intercompany payables to five or
   more of the other Debtors?                                                                              No         No S/C

31 As of the Initial Petition Date, was the Debtor holding intercompany receivables from five or
   more of the other Debtors?                                                                              No         No S/C

Legend: "N/A" means not applicable, "S/C" means arguably supportive of substantive consolidation with other Debtors, and "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                                    LGMI,  Inc.
As of 12/2/01, Direct Subsidiary of:                       EGS New Ventures Corp
Business Segment as of 12/2/01:                            Wholesale
Formed or Acquired by Enron Companies:                     Acquired 1993
Debtor #                                                   83

 1 As of the Initial Petition Date, was Debtor directly or indirectly wholly owned by ENE?                 Yes         S/C

 2 Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                           Yes         S/C

 3 Did Debtor share office space or other facilities with ENE?                                             No         No S/C

 4 If either of the two preceding questions were answered "yes," was Debtor charged for the use of
   such legal address, office space or other facilities?                                                   No          S/C

 5 Prior to the Initial Petition Date, were separate books and records maintained for Debtor?              Yes        No S/C

 6 Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities as of its Petition Date?       Yes        No S/C

 7 Did Debtor file Schedules of Assets reflecting Debtor's assets as of its Petition Date?                 Yes        No S/C

 8 Was Debtor identified as legal employer of any employees?                                               No          S/C

 9 If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was Debtor charged for
   utilizing such support services?                                                                        No          S/C

10 If Debtor utilized the services of employees of Enron Service Companies, excluding ENE, was
   Debtor charged for the use of such employees?                                                           No          S/C

11 During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of ENE?  If yes, how many individuals
   overlapped?                                                                                         Yes, 3 of 8     S/C

12 During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of Debtors other than ENE?  If yes, how
   many individuals overlapped?                                                                           Yes, 8       S/C

13 As of the Initial Petition Date, did Debtor participate in the ENE centralized cash management
   system?                                                                                                 Yes         S/C

14 Was Debtor included in ENE's 2001 consolidated federal income tax returns?                              Yes         S/C

15 If required, did Debtor file separate state and local tax returns?                                      Yes        No S/C

16 Was Debtor included in ENE's consolidated publicly disseminated financial reports?                      Yes         S/C

17 Did Debtor disseminate Debtor-specific financial information such that a third party could assess
   Debtor's separate creditworthiness prior to extending credit?                                           No          S/C

18 Was Debtor given a credit rating separate and apart from ENE's credit rating?                           No          S/C

19 Did Debtor receive ENE credit support in the form of guaranties?                                        No         No S/C

20 Did Debtor receive ENE credit support in the form of an ENE guaranty of an affiliate's guaranty
   of Debtor's obligations?                                                                                No         No S/C

21 Did Debtor receive credit support in the form of letters of credit issued by ENE on its behalf?         No         No S/C

22 In the eighteen months preceding the Initial Petition Date, did Debtor receive funding for its
   business activities from ENE?                                                                           Yes         S/C

23 Did Debtor transact substantially all of its business with one or more of the other Enron
   Companies?                                                                                              Yes         S/C

24 Was Debtor required to submit material transactions for approval to the ENE board, ENE Office of
   the Chair and/or ENE Risk Assessment and Control Group?                                                 Yes         S/C

25 In addition to any approvals required at the ENE level, did Debtor submit material transactions
   to its own board for approval?                                                                          Yes        No S/C

26 Did Debtor conduct all statutorily or otherwise required board (for corporations) or
   management/partnership meetings (for limited liability companies and partnerships)?                     Yes        No S/C

27 If either of the two preceding questions were answered "yes," were the decisions substantially
   all made or meetings substantially all held by written consent?                                         Yes         S/C

28 If Debtor was formed by the Enron Companies, were all corporate formalities observed in the
   formation?                                                                                              N/A         N/A

29 Rather than settling intercompany obligations in cash, did the Debtor ever settle intercompany
   balances with Enron entities other than ENE by transferring intercompany obligations to ENE?            Yes         S/C

30 As of the Initial Petition Date, was the Debtor obligated on intercompany payables to five or
   more of the other Debtors?                                                                              No         No S/C

31 As of the Initial Petition Date, was the Debtor holding intercompany receivables from five or
   more of the other Debtors?                                                                              No         No S/C

Legend: "N/A" means not applicable, "S/C" means arguably supportive of substantive consolidation with other Debtors, and "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                         LINGTEC Constructors L.P.
As of 12/2/01, Direct Subsidiary of:            Enron Power Corp 99% Enron Power
Business Segment as of 12/2/01:                 Constr 1%
Formed or Acquired by Enron Companies:          Wholesale
Debtor #                                        Formed 1998
                                                79

 1 As of the Initial Petition Date, was Debtor directly or indirectly wholly owned by ENE?                Yes           S/C

 2 Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                          Yes           S/C

 3 Did Debtor share office space or other facilities with ENE?                                            No          No S/C

 4 If either of the two preceding questions were answered "yes," was Debtor charged for the use of
   such legal address, office space or other facilities?                                                  No            S/C

 5 Prior to the Initial Petition Date, were separate books and records maintained for Debtor?             Yes         No S/C

 6 Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities as of its Petition Date?      Yes         No S/C

 7 Did Debtor file Schedules of Assets reflecting Debtor's assets as of its Petition Date?                Yes         No S/C

 8 Was Debtor identified as legal employer of any employees?                                              No            S/C

 9 If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was Debtor charged for
   utilizing such support services?                                                                       No            S/C

10 If Debtor utilized the services of employees of Enron Service Companies, excluding ENE, was
   Debtor charged for the use of such employees?                                                          Yes         No S/C

11 During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of ENE?  If yes, how many individuals
   overlapped?                                                                                            No            S/C

12 During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of Debtors other than ENE?  If yes, how
   many individuals overlapped?                                                                           No          No S/C

13 As of the Initial Petition Date, did Debtor participate in the ENE centralized cash management
   system?                                                                                                Yes           S/C

14 Was Debtor included in ENE's 2001 consolidated federal income tax returns?                             No          No S/C

15 If required, did Debtor file separate state and local tax returns?                                     N/A           N/A

16 Was Debtor included in ENE's consolidated publicly disseminated financial reports?                     Yes           S/C

17 Did Debtor disseminate Debtor-specific financial information such that a third party could assess
   Debtor's separate creditworthiness prior to extending credit?                                          No            S/C

18 Was Debtor given a credit rating separate and apart from ENE's credit rating?                          No            S/C

19 Did Debtor receive ENE credit support in the form of guaranties?                                       Yes           S/C

20 Did Debtor receive ENE credit support in the form of an ENE guaranty of an affiliate's guaranty
   of Debtor's obligations?                                                                               No          No S/C

21 Did Debtor receive credit support in the form of letters of credit issued by ENE on its behalf?        Yes           S/C

22 In the eighteen months preceding the Initial Petition Date, did Debtor receive funding for its
   business activities from ENE?                                                                          No          No S/C

23 Did Debtor transact substantially all of its business with one or more of the other Enron
   Companies?                                                                                             No          No S/C

24 Was Debtor required to submit material transactions for approval to the ENE board, ENE Office of
   the Chair and/or ENE Risk Assessment and Control Group?                                                Yes           S/C

25 In addition to any approvals required at the ENE level, did Debtor submit material transactions
   to its own board for approval?                                                                         No            S/C

26 Did Debtor conduct all statutorily or otherwise required board (for corporations) or
   management/partnership meetings (for limited liability companies and partnerships)?                    Yes         No S/C

27 If either of the two preceding questions were answered "yes," were the decisions substantially
   all made or meetings substantially all held by written consent?                                        Yes           S/C

28 If Debtor was formed by the Enron Companies, were all corporate formalities observed in the
   formation?                                                                                             Yes         No S/C

29 Rather than settling intercompany obligations in cash, did the Debtor ever settle intercompany
   balances with Enron entities other than ENE by transferring intercompany obligations to ENE?           Yes           S/C

30 As of the Initial Petition Date, was the Debtor obligated on intercompany payables to five or
   more of the other Debtors?                                                                             No          No S/C

31 As of the Initial Petition Date, was the Debtor holding intercompany receivables from five or
   more of the other Debtors?                                                                             No          No S/C

Legend: "N/A" means not applicable, "S/C" means arguably supportive of substantive consolidation with other Debtors, and "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                                              LOA, Inc.
As of 12/2/01, Direct Subsidiary of:                                 Enron Corp
Business Segment as of 12/2/01:                                      Wholesale
Formed or Acquired by Enron Companies:                               Formed 1984
Debtor #                                                             98

 1 As of the Initial Petition Date, was Debtor directly or indirectly wholly owned by ENE?                 Yes          S/C

 2 Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                           Yes          S/C

 3 Did Debtor share office space or other facilities with ENE?                                             No         No S/C

 4 If either of the two preceding questions were answered "yes," was Debtor charged for the use of
   such legal address, office space or other facilities?                                                   No           S/C

 5 Prior to the Initial Petition Date, were separate books and records maintained for Debtor?              Yes        No S/C

 6 Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities as of its Petition Date?       Yes        No S/C

 7 Did Debtor file Schedules of Assets reflecting Debtor's assets as of its Petition Date?                 Yes        No S/C

 8 Was Debtor identified as legal employer of any employees?                                               No           S/C

 9 If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was Debtor charged for
   utilizing such support services?                                                                        No           S/C

10 If Debtor utilized the services of employees of Enron Service Companies, excluding ENE, was
   Debtor charged for the use of such employees?                                                           No           S/C

11 During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of ENE?  If yes, how many individuals
   overlapped?                                                                                         Yes, 1 of 5      S/C

12 During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of Debtors other than ENE?  If yes, how
   many individuals overlapped?                                                                          Yes, 5         S/C

13 As of the Initial Petition Date, did Debtor participate in the ENE centralized cash management
   system?                                                                                                 No         No S/C

14 Was Debtor included in ENE's 2001 consolidated federal income tax returns?                              Yes          S/C

15 If required, did Debtor file separate state and local tax returns?                                      Yes        No S/C

16 Was Debtor included in ENE's consolidated publicly disseminated financial reports?                      Yes          S/C

17 Did Debtor disseminate Debtor-specific financial information such that a third party could assess
   Debtor's separate creditworthiness prior to extending credit?                                           No           S/C

18 Was Debtor given a credit rating separate and apart from ENE's credit rating?                           No           S/C

19 Did Debtor receive ENE credit support in the form of guaranties?                                        No         No S/C

20 Did Debtor receive ENE credit support in the form of an ENE guaranty of an affiliate's guaranty
   of Debtor's obligations?                                                                                No         No S/C

21 Did Debtor receive credit support in the form of letters of credit issued by ENE on its behalf?         No         No S/C

22 In the eighteen months preceding the Initial Petition Date, did Debtor receive funding for its
   business activities from ENE?                                                                           Yes          S/C

23 Did Debtor transact substantially all of its business with one or more of the other Enron
   Companies?                                                                                              Yes          S/C

24 Was Debtor required to submit material transactions for approval to the ENE board, ENE Office of
   the Chair and/or ENE Risk Assessment and Control Group?                                                 Yes          S/C

25 In addition to any approvals required at the ENE level, did Debtor submit material transactions
   to its own board for approval?                                                                          No           S/C

26 Did Debtor conduct all statutorily or otherwise required board (for corporations) or
   management/partnership meetings (for limited liability companies and partnerships)?                     Yes        No S/C

27 If either of the two preceding questions were answered "yes," were the decisions substantially
   all made or meetings substantially all held by written consent?                                         Yes          S/C

28 If Debtor was formed by the Enron Companies, were all corporate formalities observed in the
   formation?                                                                                              Yes        No S/C

29 Rather than settling intercompany obligations in cash, did the Debtor ever settle intercompany
   balances with Enron entities other than ENE by transferring intercompany obligations to ENE?            Yes          S/C

30 As of the Initial Petition Date, was the Debtor obligated on intercompany payables to five or
   more of the other Debtors?                                                                              No         No S/C

31 As of the Initial Petition Date, was the Debtor holding intercompany receivables from five or
   more of the other Debtors?                                                                              No         No S/C

Legend: "N/A" means not applicable, "S/C" means arguably supportive of substantive consolidation with other Debtors, and "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                          Louisiana Gas Marketing Company
As of 12/2/01, Direct Subsidiary of:             EGS New Ventures Corp
Business Segment as of 12/2/01:                  Wholesale
Formed or Acquired by Enron Companies:           Acquired 1993
Debtor #                                         81

 1 As of the Initial Petition Date, was Debtor directly or indirectly wholly owned by ENE?                 Yes         S/C

 2 Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                           Yes         S/C

 3 Did Debtor share office space or other facilities with ENE?                                             No         No S/C

 4 If either of the two preceding questions were answered "yes," was Debtor charged for the use of
   such legal address, office space or other facilities?                                                   No          S/C

 5 Prior to the Initial Petition Date, were separate books and records maintained for Debtor?              Yes        No S/C

 6 Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities as of its Petition Date?       Yes        No S/C

 7 Did Debtor file Schedules of Assets reflecting Debtor's assets as of its Petition Date?                 Yes        No S/C

 8 Was Debtor identified as legal employer of any employees?                                               No          S/C

 9 If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was Debtor charged for
   utilizing such support services?                                                                        No          S/C

10 If Debtor utilized the services of employees of Enron Service Companies, excluding ENE, was
   Debtor charged for the use of such employees?                                                           No          S/C

11 During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of ENE?  If yes, how many individuals
   overlapped?                                                                                         Yes, 2 of 8     S/C

12 During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of Debtors other than ENE?  If yes, how
   many individuals overlapped?                                                                          Yes, 7        S/C

13 As of the Initial Petition Date, did Debtor participate in the ENE centralized cash management
   system?                                                                                                 Yes         S/C

14 Was Debtor included in ENE's 2001 consolidated federal income tax returns?                              Yes         S/C

15 If required, did Debtor file separate state and local tax returns?                                      Yes        No S/C

16 Was Debtor included in ENE's consolidated publicly disseminated financial reports?                      Yes         S/C

17 Did Debtor disseminate Debtor-specific financial information such that a third party could assess
   Debtor's separate creditworthiness prior to extending credit?                                           No          S/C

18 Was Debtor given a credit rating separate and apart from ENE's credit rating?                           No          S/C

19 Did Debtor receive ENE credit support in the form of guaranties?                                        Yes         S/C

20 Did Debtor receive ENE credit support in the form of an ENE guaranty of an affiliate's guaranty
   of Debtor's obligations?                                                                                No         No S/C

21 Did Debtor receive credit support in the form of letters of credit issued by ENE on its behalf?         No         No S/C

22 In the eighteen months preceding the Initial Petition Date, did Debtor receive funding for its
   business activities from ENE?                                                                           Yes         S/C

23 Did Debtor transact substantially all of its business with one or more of the other Enron
   Companies?                                                                                              No         No S/C

24 Was Debtor required to submit material transactions for approval to the ENE board, ENE Office of
   the Chair and/or ENE Risk Assessment and Control Group?                                                 Yes         S/C

25 In addition to any approvals required at the ENE level, did Debtor submit material transactions
   to its own board for approval?                                                                          Yes        No S/C

26 Did Debtor conduct all statutorily or otherwise required board (for corporations) or
   management/partnership meetings (for limited liability companies and partnerships)?                     Yes        No S/C

27 If either of the two preceding questions were answered "yes," were the decisions substantially
   all made or meetings substantially all held by written consent?                                         Yes         S/C

28 If Debtor was formed by the Enron Companies, were all corporate formalities observed in the
   formation?                                                                                              N/A         N/A

29 Rather than settling intercompany obligations in cash, did the Debtor ever settle intercompany
   balances with Enron entities other than ENE by transferring intercompany obligations to ENE?            Yes         S/C

30 As of the Initial Petition Date, was the Debtor obligated on intercompany payables to five or
   more of the other Debtors?                                                                              Yes         S/C

31 As of the Initial Petition Date, was the Debtor holding intercompany receivables from five or
   more of the other Debtors?                                                                              No         No S/C

Legend: "N/A" means not applicable, "S/C" means arguably supportive of substantive consolidation with other Debtors, and "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                              Louisiana Resources Company
As of 12/2/01, Direct Subsidiary of:                 EGS New Ventures Corp
Business Segment as of 12/2/01:                      Wholesale
Formed or Acquired by Enron Companies:               Acquired 1993
Debtor #                                             82

 1 As of the Initial Petition Date, was Debtor directly or indirectly wholly owned by ENE?                 Yes         S/C

 2 Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                           Yes         S/C

 3 Did Debtor share office space or other facilities with ENE?                                             No         No S/C

 4 If either of the two preceding questions were answered "yes," was Debtor charged for the use of
   such legal address, office space or other facilities?                                                   No          S/C

 5 Prior to the Initial Petition Date, were separate books and records maintained for Debtor?              Yes        No S/C

 6 Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities as of its Petition Date?       Yes        No S/C

 7 Did Debtor file Schedules of Assets reflecting Debtor's assets as of its Petition Date?                 Yes        No S/C

 8 Was Debtor identified as legal employer of any employees?                                               No          S/C

 9 If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was Debtor charged for
   utilizing such support services?                                                                         No         S/C

10 If Debtor utilized the services of employees of Enron Service Companies, excluding ENE, was
   Debtor charged for the use of such employees?                                                           Yes        No S/C

11 During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of ENE?  If yes, how many individuals
   overlapped?                                                                                         Yes, 2 of 7     S/C

12 During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of Debtors other than ENE?  If yes, how
   many individuals overlapped?                                                                          Yes, 7        S/C

13 As of the Initial Petition Date, did Debtor participate in the ENE centralized cash management
   system?                                                                                                 Yes         S/C

14 Was Debtor included in ENE's 2001 consolidated federal income tax returns?                              Yes         S/C

15 If required, did Debtor file separate state and local tax returns?                                      Yes        No S/C

16 Was Debtor included in ENE's consolidated publicly disseminated financial reports?                      Yes         S/C

17 Did Debtor disseminate Debtor-specific financial information such that a third party could assess
   Debtor's separate creditworthiness prior to extending credit?                                           No          S/C

18 Was Debtor given a credit rating separate and apart from ENE's credit rating?                           No          S/C

19 Did Debtor receive ENE credit support in the form of guaranties?                                        No         No S/C

20 Did Debtor receive ENE credit support in the form of an ENE guaranty of an affiliate's guaranty
   of Debtor's obligations?                                                                                No         No S/C

21 Did Debtor receive credit support in the form of letters of credit issued by ENE on its behalf?         No         No S/C

22 In the eighteen months preceding the Initial Petition Date, did Debtor receive funding for its
   business activities from ENE?                                                                           No         No S/C

23 Did Debtor transact substantially all of its business with one or more of the other Enron
   Companies?                                                                                              Yes         S/C

24 Was Debtor required to submit material transactions for approval to the ENE board, ENE Office of
   the Chair and/or ENE Risk Assessment and Control Group?                                                 Yes         S/C

25 In addition to any approvals required at the ENE level, did Debtor submit material transactions
   to its own board for approval?                                                                          Yes        No S/C

26 Did Debtor conduct all statutorily or otherwise required board (for corporations) or
   management/partnership meetings (for limited liability companies and partnerships)?                     Yes        No S/C

27 If either of the two preceding questions were answered "yes," were the decisions substantially
   all made or meetings substantially all held by written consent?                                         Yes         S/C

28 If Debtor was formed by the Enron Companies, were all corporate formalities observed in the
   formation?                                                                                              N/A         N/A

29 Rather than settling intercompany obligations in cash, did the Debtor ever settle intercompany
   balances with Enron entities other than ENE by transferring intercompany obligations to ENE?            Yes         S/C

30 As of the Initial Petition Date, was the Debtor obligated on intercompany payables to five or
   more of the other Debtors?                                                                              Yes         S/C

31 As of the Initial Petition Date, was the Debtor holding intercompany receivables from five or
   more of the other Debtors?                                                                              No         No S/C

Legend: "N/A" means not applicable, "S/C" means arguably supportive of substantive consolidation with other Debtors, and "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                                    LRCI, Inc.
As of 12/2/01, Direct Subsidiary of:                       EGS New Ventures Corp
Business Segment as of 12/2/01:                            Wholesale
Formed or Acquired by Enron Companies:                     Acquired 1993
Debtor #                                                   84

 1 As of the Initial Petition Date, was Debtor directly or indirectly wholly owned by ENE?                 Yes         S/C

 2 Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                           Yes         S/C

 3 Did Debtor share office space or other facilities with ENE?                                             No         No S/C

 4 If either of the two preceding questions were answered "yes," was Debtor charged for the use of
   such legal address, office space or other facilities?                                                   No          S/C

 5 Prior to the Initial Petition Date, were separate books and records maintained for Debtor?              Yes        No S/C

 6 Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities as of its Petition Date?       Yes        No S/C

 7 Did Debtor file Schedules of Assets reflecting Debtor's assets as of its Petition Date?                 Yes        No S/C

 8 Was Debtor identified as legal employer of any employees?                                               No          S/C

 9 If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was Debtor charged for
   utilizing such support services?                                                                        No          S/C

10 If Debtor utilized the services of employees of Enron Service Companies, excluding ENE, was
   Debtor charged for the use of such employees?                                                           Yes        No S/C

11 During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of ENE?  If yes, how many individuals
   overlapped?                                                                                         Yes, 3 of 8     S/C

12 During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of Debtors other than ENE?  If yes, how
   many individuals overlapped?                                                                          Yes, 8        S/C

13 As of the Initial Petition Date, did Debtor participate in the ENE centralized cash management
   system?                                                                                                 Yes         S/C

14 Was Debtor included in ENE's 2001 consolidated federal income tax returns?                              Yes         S/C

15 If required, did Debtor file separate state and local tax returns?                                      Yes        No S/C

16 Was Debtor included in ENE's consolidated publicly disseminated financial reports?                      Yes         S/C

17 Did Debtor disseminate Debtor-specific financial information such that a third party could assess
   Debtor's separate creditworthiness prior to extending credit?                                           No          S/C

18 Was Debtor given a credit rating separate and apart from ENE's credit rating?                           No          S/C

19 Did Debtor receive ENE credit support in the form of guaranties?                                        Yes         S/C

20 Did Debtor receive ENE credit support in the form of an ENE guaranty of an affiliate's guaranty
   of Debtor's obligations?                                                                                No         No S/C

21 Did Debtor receive credit support in the form of letters of credit issued by ENE on its behalf?         No         No S/C

22 In the eighteen months preceding the Initial Petition Date, did Debtor receive funding for its
   business activities from ENE?                                                                           Yes         S/C

23 Did Debtor transact substantially all of its business with one or more of the other Enron
   Companies?                                                                                              Yes         S/C

24 Was Debtor required to submit material transactions for approval to the ENE board, ENE Office of
   the Chair and/or ENE Risk Assessment and Control Group?                                                 Yes         S/C

25 In addition to any approvals required at the ENE level, did Debtor submit material transactions
   to its own board for approval?                                                                          Yes        No S/C

26 Did Debtor conduct all statutorily or otherwise required board (for corporations) or
   management/partnership meetings (for limited liability companies and partnerships)?                     Yes        No S/C

27 If either of the two preceding questions were answered "yes," were the decisions substantially
   all made or meetings substantially all held by written consent?                                         Yes         S/C

28 If Debtor was formed by the Enron Companies, were all corporate formalities observed in the
   formation?                                                                                              N/A         N/A

29 Rather than settling intercompany obligations in cash, did the Debtor ever settle intercompany
   balances with Enron entities other than ENE by transferring intercompany obligations to ENE?            Yes         S/C

30 As of the Initial Petition Date, was the Debtor obligated on intercompany payables to five or
   more of the other Debtors?                                                                              No         No S/C

31 As of the Initial Petition Date, was the Debtor holding intercompany receivables from five or
   more of the other Debtors?                                                                              Yes         S/C

Legend: "N/A" means not applicable, "S/C" means arguably supportive of substantive consolidation with other Debtors, and "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                            Modulus Technologies, Inc.
As of 12/2/01, Direct Subsidiary of:               Enron Broadband Services, Inc
Business Segment as of 12/2/01:                    Broadband
Formed or Acquired by Enron Companies:             Acquired 1998
Debtor #                                           104

 1 As of the Initial Petition Date, was Debtor directly or indirectly wholly owned by ENE?                 Yes         S/C

 2 Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                           No         No S/C

 3 Did Debtor share office space or other facilities with ENE?                                             No         No S/C

 4 If either of the two preceding questions were answered "yes," was Debtor charged for the use of
   such legal address, office space or other facilities?                                                   N/A         N/A

 5 Prior to the Initial Petition Date, were separate books and records maintained for Debtor?              Yes        No S/C

 6 Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities as of its Petition Date?       Yes        No S/C

 7 Did Debtor file Schedules of Assets reflecting Debtor's assets as of its Petition Date?                 Yes        No S/C

 8 Was Debtor identified as legal employer of any employees?                                               No          S/C

 9 If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was Debtor charged for
   utilizing such support services?                                                                        No          S/C

10 If Debtor utilized the services of employees of Enron Service Companies, excluding ENE, was
   Debtor charged for the use of such employees?                                                           No          S/C

11 During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of ENE?  If yes, how many individuals
   overlapped?                                                                                         Yes, 3 of 9     S/C

12 During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of Debtors other than ENE?  If yes, how
   many individuals overlapped?                                                                           Yes, 9       S/C

13 As of the Initial Petition Date, did Debtor participate in the ENE centralized cash management
   system?                                                                                                 Yes         S/C

14 Was Debtor included in ENE's 2001 consolidated federal income tax returns?                              Yes         S/C

15 If required, did Debtor file separate state and local tax returns?                                      Yes        No S/C

16 Was Debtor included in ENE's consolidated publicly disseminated financial reports?                      Yes         S/C

17 Did Debtor disseminate Debtor-specific financial information such that a third party could assess
   Debtor's separate creditworthiness prior to extending credit?                                           No          S/C

18 Was Debtor given a credit rating separate and apart from ENE's credit rating?                           No          S/C

19 Did Debtor receive ENE credit support in the form of guaranties?                                        No         No S/C

20 Did Debtor receive ENE credit support in the form of an ENE guaranty of an affiliate's guaranty
   of Debtor's obligations?                                                                                No         No S/C

21 Did Debtor receive credit support in the form of letters of credit issued by ENE on its behalf?         No         No S/C

22 In the eighteen months preceding the Initial Petition Date, did Debtor receive funding for its
   business activities from ENE?                                                                           No         No S/C

23 Did Debtor transact substantially all of its business with one or more of the other Enron
   Companies?                                                                                              Yes         S/C

24 Was Debtor required to submit material transactions for approval to the ENE board, ENE Office of
   the Chair and/or ENE Risk Assessment and Control Group?                                                 Yes         S/C

25 In addition to any approvals required at the ENE level, did Debtor submit material transactions
   to its own board for approval?                                                                          No          S/C

26 Did Debtor conduct all statutorily or otherwise required board (for corporations) or
   management/partnership meetings (for limited liability companies and partnerships)?                     Yes        No S/C

27 If either of the two preceding questions were answered "yes," were the decisions substantially
   all made or meetings substantially all held by written consent?                                         Yes         S/C

28 If Debtor was formed by the Enron Companies, were all corporate formalities observed in the
   formation?                                                                                              N/A         N/A

29 Rather than settling intercompany obligations in cash, did the Debtor ever settle intercompany
   balances with Enron entities other than ENE by transferring intercompany obligations to ENE?            Yes         S/C

30 As of the Initial Petition Date, was the Debtor obligated on intercompany payables to five or
   more of the other Debtors?                                                                              No         No S/C

31 As of the Initial Petition Date, was the Debtor holding intercompany receivables from five or
   more of the other Debtors?                                                                              No         No S/C

Legend: "N/A" means not applicable, "S/C" means arguably supportive of substantive consolidation with other Debtors, and "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                   National Energy Production Corporation
As of 12/2/01, Direct Subsidiary of:      Enron Engineering & Construction Co
Business Segment as of 12/2/01:           Wholesale
Formed or Acquired by Enron Companies:    Formed 1997
Debtor #                                  65

 1 As of the Initial Petition Date, was Debtor directly or indirectly wholly owned by ENE?                  Yes         S/C

 2 Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                            No        No S/C

 3 Did Debtor share office space or other facilities with ENE?                                              No        No S/C

 4 If either of the two preceding questions were answered "yes," was Debtor charged for the use of
   such legal address, office space or other facilities?                                                    N/A         N/A

 5 Prior to the Initial Petition Date, were separate books and records maintained for Debtor?               Yes       No S/C

 6 Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities as of its Petition Date?        Yes       No S/C

 7 Did Debtor file Schedules of Assets reflecting Debtor's assets as of its Petition Date?                  Yes       No S/C

 8 Was Debtor identified as legal employer of any employees?                                                Yes       No S/C

 9 If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was Debtor charged for
   utilizing such support services?                                                                         Yes       No S/C

10 If Debtor utilized the services of employees of Enron Service Companies, excluding ENE, was
   Debtor charged for the use of such employees?                                                            Yes       No S/C

11 During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of ENE?  If yes, how many individuals
   overlapped?                                                                                         Yes, 3 of 11     S/C

12 During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of Debtors other than ENE?  If yes, how
   many individuals overlapped?                                                                          Yes, 11        S/C

13 As of the Initial Petition Date, did Debtor participate in the ENE centralized cash management
   system?                                                                                                  Yes         S/C

14 Was Debtor included in ENE's 2001 consolidated federal income tax returns?                               Yes         S/C

15 If required, did Debtor file separate state and local tax returns?                                       Yes       No S/C

16 Was Debtor included in ENE's consolidated publicly disseminated financial reports?                       Yes         S/C

17 Did Debtor disseminate Debtor-specific financial information such that a third party could assess
   Debtor's separate creditworthiness prior to extending credit?                                            No          S/C

18 Was Debtor given a credit rating separate and apart from ENE's credit rating?                            No          S/C

19 Did Debtor receive ENE credit support in the form of guaranties?                                         Yes         S/C

20 Did Debtor receive ENE credit support in the form of an ENE guaranty of an affiliate's guaranty
   of Debtor's obligations?                                                                                 No        No S/C

21 Did Debtor receive credit support in the form of letters of credit issued by ENE on its behalf?          Yes         S/C

22 In the eighteen months preceding the Initial Petition Date, did Debtor receive funding for its
   business activities from ENE?                                                                            No        No S/C

23 Did Debtor transact substantially all of its business with one or more of the other Enron
   Companies?                                                                                               No        No S/C

24 Was Debtor required to submit material transactions for approval to the ENE board, ENE Office of
   the Chair and/or ENE Risk Assessment and Control Group?                                                  Yes         S/C

25 In addition to any approvals required at the ENE level, did Debtor submit material transactions
   to its own board for approval?                                                                           No          S/C

26 Did Debtor conduct all statutorily or otherwise required board (for corporations) or
   management/partnership meetings (for limited liability companies and partnerships)?                      Yes       No S/C

27 If either of the two preceding questions were answered "yes," were the decisions substantially
   all made or meetings substantially all held by written consent?                                          Yes         S/C

28 If Debtor was formed by the Enron Companies, were all corporate formalities observed in the
   formation?                                                                                               Yes       No S/C

29 Rather than settling intercompany obligations in cash, did the Debtor ever settle intercompany
   balances with Enron entities other than ENE by transferring intercompany obligations to ENE?             Yes         S/C

30 As of the Initial Petition Date, was the Debtor obligated on intercompany payables to five or
   more of the other Debtors?                                                                               Yes         S/C

31 As of the Initial Petition Date, was the Debtor holding intercompany receivables from five or
   more of the other Debtors?                                                                               Yes         S/C

Legend: "N/A" means not applicable, "S/C" means arguably supportive of substantive consolidation with other Debtors, and "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                          NEPCO Power Procurement Company
As of 12/2/01, Direct Subsidiary of:             EPC Estate Services, Inc
Business Segment as of 12/2/01:                  Wholesale
Formed or Acquired by Enron Companies:           Formed 2000
Debtor #                                         67

 1 As of the Initial Petition Date, was Debtor directly or indirectly wholly owned by ENE?                  Yes         S/C

 2 Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                            Yes         S/C

 3 Did Debtor share office space or other facilities with ENE?                                              No        No S/C

 4 If either of the two preceding questions were answered "yes," was Debtor charged for the use of
   such legal address, office space or other facilities?                                                    No          S/C

 5 Prior to the Initial Petition Date, were separate books and records maintained for Debtor?               Yes       No S/C

 6 Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities as of its Petition Date?        Yes       No S/C

 7 Did Debtor file Schedules of Assets reflecting Debtor's assets as of its Petition Date?                  Yes       No S/C

 8 Was Debtor identified as legal employer of any employees?                                                No          S/C

 9 If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was Debtor charged for
   utilizing such support services?                                                                         No          S/C

10 If Debtor utilized the services of employees of Enron Service Companies, excluding ENE, was
   Debtor charged for the use of such employees?                                                            No          S/C

11 During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of ENE?  If yes, how many individuals
   overlapped?                                                                                         Yes, 3 of 11     S/C

12 During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of Debtors other than ENE?  If yes, how
   many individuals overlapped?                                                                          Yes, 11        S/C

13 As of the Initial Petition Date, did Debtor participate in the ENE centralized cash management
   system?                                                                                                  Yes         S/C

14 Was Debtor included in ENE's 2001 consolidated federal income tax returns?                               Yes         S/C

15 If required, did Debtor file separate state and local tax returns?                                       Yes       No S/C

16 Was Debtor included in ENE's consolidated publicly disseminated financial reports?                       Yes         S/C

17 Did Debtor disseminate Debtor-specific financial information such that a third party could assess
   Debtor's separate creditworthiness prior to extending credit?                                            No          S/C

18 Was Debtor given a credit rating separate and apart from ENE's credit rating?                            No          S/C

19 Did Debtor receive ENE credit support in the form of guaranties?                                         Yes         S/C

20 Did Debtor receive ENE credit support in the form of an ENE guaranty of an affiliate's guaranty
   of Debtor's obligations?                                                                                 No        No S/C

21 Did Debtor receive credit support in the form of letters of credit issued by ENE on its behalf?          No        No S/C

22 In the eighteen months preceding the Initial Petition Date, did Debtor receive funding for its
   business activities from ENE?                                                                            Yes         S/C

23 Did Debtor transact substantially all of its business with one or more of the other Enron
   Companies?                                                                                               No        No S/C

24 Was Debtor required to submit material transactions for approval to the ENE board, ENE Office of
   the Chair and/or ENE Risk Assessment and Control Group?                                                  Yes         S/C

25 In addition to any approvals required at the ENE level, did Debtor submit material transactions
   to its own board for approval?                                                                           No          S/C

26 Did Debtor conduct all statutorily or otherwise required board (for corporations) or
   management/partnership meetings (for limited liability companies and partnerships)?                      Yes       No S/C

27 If either of the two preceding questions were answered "yes," were the decisions substantially
   all made or meetings substantially all held by written consent?                                          Yes         S/C

28 If Debtor was formed by the Enron Companies, were all corporate formalities observed in the
   formation?                                                                                               Yes       No S/C

29 Rather than settling intercompany obligations in cash, did the Debtor ever settle intercompany
   balances with Enron entities other than ENE by transferring intercompany obligations to ENE?             Yes         S/C

30 As of the Initial Petition Date, was the Debtor obligated on intercompany payables to five or
   more of the other Debtors?                                                                               No        No S/C

31 As of the Initial Petition Date, was the Debtor holding intercompany receivables from five or
   more of the other Debtors?                                                                               No        No S/C

Legend: "N/A" means not applicable, "S/C" means arguably supportive of substantive consolidation with other Debtors, and "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                       NEPCO Services International, Inc.
As of 12/2/01, Direct Subsidiary of:          EPC Estate Services, Inc
Business Segment as of 12/2/01:               Wholesale
Formed or Acquired by Enron Companies:        Formed 1998
Debtor #                                      68

 1 As of the Initial Petition Date, was Debtor directly or indirectly wholly owned by ENE?                  Yes        S/C

 2 Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                            No        No S/C

 3 Did Debtor share office space or other facilities with ENE?                                              No        No S/C

 4 If either of the two preceding questions were answered "yes," was Debtor charged for the use of
   such legal address, office space or other facilities?                                                    N/A        N/A

 5 Prior to the Initial Petition Date, were separate books and records maintained for Debtor?               Yes       No S/C

 6 Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities as of its Petition Date?        Yes       No S/C

 7 Did Debtor file Schedules of Assets reflecting Debtor's assets as of its Petition Date?                  Yes       No S/C

 8 Was Debtor identified as legal employer of any employees?                                                Yes       No S/C

 9 If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was Debtor charged for
   utilizing such support services?                                                                          No        S/C

10 If Debtor utilized the services of employees of Enron Service Companies, excluding ENE, was
   Debtor charged for the use of such employees?                                                            Yes       No S/C

11 During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of ENE?  If yes, how many individuals
   overlapped?                                                                                         Yes, 3 of 11    S/C

12 During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of Debtors other than ENE?  If yes, how
   many individuals overlapped?                                                                          Yes, 11       S/C

13 As of the Initial Petition Date, did Debtor participate in the ENE centralized cash management
   system?                                                                                                  Yes        S/C

14 Was Debtor included in ENE's 2001 consolidated federal income tax returns?                               Yes        S/C

15 If required, did Debtor file separate state and local tax returns?                                       N/A        N/A

16 Was Debtor included in ENE's consolidated publicly disseminated financial reports?                       Yes        S/C

17 Did Debtor disseminate Debtor-specific financial information such that a third party could assess
   Debtor's separate creditworthiness prior to extending credit?                                            No         S/C

18 Was Debtor given a credit rating separate and apart from ENE's credit rating?                            No         S/C

19 Did Debtor receive ENE credit support in the form of guaranties?                                         Yes        S/C

20 Did Debtor receive ENE credit support in the form of an ENE guaranty of an affiliate's guaranty
   of Debtor's obligations?                                                                                 No        No S/C

21 Did Debtor receive credit support in the form of letters of credit issued by ENE on its behalf?          No        No S/C

22 In the eighteen months preceding the Initial Petition Date, did Debtor receive funding for its
   business activities from ENE?                                                                            Yes        S/C

23 Did Debtor transact substantially all of its business with one or more of the other Enron
   Companies?                                                                                               Yes        S/C

24 Was Debtor required to submit material transactions for approval to the ENE board, ENE Office of
   the Chair and/or ENE Risk Assessment and Control Group?                                                  Yes        S/C

25 In addition to any approvals required at the ENE level, did Debtor submit material transactions
   to its own board for approval?                                                                           No         S/C

26 Did Debtor conduct all statutorily or otherwise required board (for corporations) or
   management/partnership meetings (for limited liability companies and partnerships)?                      Yes       No S/C

27 If either of the two preceding questions were answered "yes," were the decisions substantially
   all made or meetings substantially all held by written consent?                                          Yes        S/C

28 If Debtor was formed by the Enron Companies, were all corporate formalities observed in the
   formation?                                                                                               Yes       No S/C

29 Rather than settling intercompany obligations in cash, did the Debtor ever settle intercompany
   balances with Enron entities other than ENE by transferring intercompany obligations to ENE?             Yes        S/C

30 As of the Initial Petition Date, was the Debtor obligated on intercompany payables to five or
   more of the other Debtors?                                                                               No        No S/C

31 As of the Initial Petition Date, was the Debtor holding intercompany receivables from five or
   more of the other Debtors?                                                                               No        No S/C

Legend: "N/A" means not applicable, "S/C" means arguably supportive of substantive consolidation with other Debtors, and "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                               New Energy Trading Company
As of 12/2/01, Direct Subsidiary of:                  Netco Holdings LLC
Business Segment as of 12/2/01:                       Wholesale
Formed or Acquired by Enron Companies:                Formed 2001
Debtor #                                              59

 1 As of the Initial Petition Date, was Debtor directly or indirectly wholly owned by ENE?                  Yes        S/C

 2 Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                            Yes        S/C

 3 Did Debtor share office space or other facilities with ENE?                                              No        No S/C

 4 If either of the two preceding questions were answered "yes," was Debtor charged for the use of
   such legal address, office space or other facilities?                                                    No         S/C

 5 Prior to the Initial Petition Date, were separate books and records maintained for Debtor?               Yes       No S/C

 6 Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities as of its Petition Date?        Yes       No S/C

 7 Did Debtor file Schedules of Assets reflecting Debtor's assets as of its Petition Date?                  Yes       No S/C

 8 Was Debtor identified as legal employer of any employees?                                                No         S/C

 9 If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was Debtor charged for
   utilizing such support services?                                                                         No         S/C

10 If Debtor utilized the services of employees of Enron Service Companies, excluding ENE, was
   Debtor charged for the use of such employees?                                                            No         S/C

11 During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of ENE?  If yes, how many individuals
   overlapped?                                                                                              No        No S/C

12 During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of Debtors other than ENE?  If yes, how
   many individuals overlapped?                                                                           Yes, 2       S/C

13 As of the Initial Petition Date, did Debtor participate in the ENE centralized cash management
   system?                                                                                                  No        No S/C

14 Was Debtor included in ENE's 2001 consolidated federal income tax returns?                               Yes        S/C

15 If required, did Debtor file separate state and local tax returns?                                       N/A        N/A

16 Was Debtor included in ENE's consolidated publicly disseminated financial reports?                       Yes        S/C

17 Did Debtor disseminate Debtor-specific financial information such that a third party could assess
   Debtor's separate creditworthiness prior to extending credit?                                            No         S/C

18 Was Debtor given a credit rating separate and apart from ENE's credit rating?                            No         S/C

19 Did Debtor receive ENE credit support in the form of guaranties?                                         No        No S/C

20 Did Debtor receive ENE credit support in the form of an ENE guaranty of an affiliate's guaranty
   of Debtor's obligations?                                                                                 No        No S/C

21 Did Debtor receive credit support in the form of letters of credit issued by ENE on its behalf?          No        No S/C

22 In the eighteen months preceding the Initial Petition Date, did Debtor receive funding for its
   business activities from ENE?                                                                            No        No S/C

23 Did Debtor transact substantially all of its business with one or more of the other Enron
   Companies?                                                                                               No        No S/C

24 Was Debtor required to submit material transactions for approval to the ENE board, ENE Office of
   the Chair and/or ENE Risk Assessment and Control Group?                                                  Yes        S/C

25 In addition to any approvals required at the ENE level, did Debtor submit material transactions
   to its own board for approval?                                                                           No         S/C

26 Did Debtor conduct all statutorily or otherwise required board (for corporations) or
   management/partnership meetings (for limited liability companies and partnerships)?                      Yes       No S/C

27 If either of the two preceding questions were answered "yes," were the decisions substantially
   all made or meetings substantially all held by written consent?                                          Yes        S/C

28 If Debtor was formed by the Enron Companies, were all corporate formalities observed in the
   formation?                                                                                               Yes       No S/C

29 Rather than settling intercompany obligations in cash, did the Debtor ever settle intercompany
   balances with Enron entities other than ENE by transferring intercompany obligations to ENE?             No        No S/C

30 As of the Initial Petition Date, was the Debtor obligated on intercompany payables to five or
   more of the other Debtors?                                                                               No        No S/C

31 As of the Initial Petition Date, was the Debtor holding intercompany receivables from five or
   more of the other Debtors?                                                                               No        No S/C

Legend: "N/A" means not applicable, "S/C" means arguably supportive of substantive consolidation with other Debtors, and "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                                Nowa Sarzyna Holding B.V.
As of 12/2/01, Direct Subsidiary of:                   Enron Corp
Business Segment as of 12/2/01:                        Wholesale
Formed or Acquired by Enron Companies:                 Acquired 1994
Debtor #                                               170

 1 As of the Initial Petition Date, was Debtor directly or indirectly wholly owned by ENE?                Yes          S/C

 2 Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                          No          No S/C

 3 Did Debtor share office space or other facilities with ENE?                                            No          No S/C

 4 If either of the two preceding questions were answered "yes," was Debtor charged for the use of
   such legal address, office space or other facilities?                                                  N/A          N/A

 5 Prior to the Initial Petition Date, were separate books and records maintained for Debtor?             Yes         No S/C

 6 Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities as of its Petition Date?      Yes         No S/C

 7 Did Debtor file Schedules of Assets reflecting Debtor's assets as of its Petition Date?                Yes         No S/C

 8 Was Debtor identified as legal employer of any employees?                                              No           S/C

 9 If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was Debtor charged for
   utilizing such support services?                                                                       No           S/C

10 If Debtor utilized the services of employees of Enron Service Companies, excluding ENE, was
   Debtor charged for the use of such employees?                                                          No           S/C

11 During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of ENE?  If yes, how many individuals
   overlapped?                                                                                            No          No S/C

12 During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of Debtors other than ENE?  If yes, how
   many individuals overlapped?                                                                           No          No S/C

13 As of the Initial Petition Date, did Debtor participate in the ENE centralized cash management
   system?                                                                                                No          No S/C

14 Was Debtor included in ENE's 2001 consolidated federal income tax returns?                             No          No S/C

15 If required, did Debtor file separate state and local tax returns?                                     N/A          N/A

16 Was Debtor included in ENE's consolidated publicly disseminated financial reports?                     Yes          S/C

17 Did Debtor disseminate Debtor-specific financial information such that a third party could assess
   Debtor's separate creditworthiness prior to extending credit?                                          No           S/C

18 Was Debtor given a credit rating separate and apart from ENE's credit rating?                          No           S/C

19 Did Debtor receive ENE credit support in the form of guaranties?                                       No          No S/C

20 Did Debtor receive ENE credit support in the form of an ENE guaranty of an affiliate's guaranty
   of Debtor's obligations?                                                                               No          No S/C

21 Did Debtor receive credit support in the form of letters of credit issued by ENE on its behalf?        No          No S/C

22 In the eighteen months preceding the Initial Petition Date, did Debtor receive funding for its
   business activities from ENE?                                                                          Yes          S/C

23 Did Debtor transact substantially all of its business with one or more of the other Enron
   Companies?                                                                                             No          No S/C

24 Was Debtor required to submit material transactions for approval to the ENE board, ENE Office of
   the Chair and/or ENE Risk Assessment and Control Group?                                                Yes          S/C

25 In addition to any approvals required at the ENE level, did Debtor submit material transactions
   to its own board for approval?                                                                         No           S/C

26 Did Debtor conduct all statutorily or otherwise required board (for corporations) or
   management/partnership meetings (for limited liability companies and partnerships)?                    Yes         No S/C

27 If either of the two preceding questions were answered "yes," were the decisions substantially
   all made or meetings substantially all held by written consent?                                        Yes          S/C

28 If Debtor was formed by the Enron Companies, were all corporate formalities observed in the
   formation?                                                                                             N/A          N/A

29 Rather than settling intercompany obligations in cash, did the Debtor ever settle intercompany
   balances with Enron entities other than ENE by transferring intercompany obligations to ENE?           No          No S/C

30 As of the Initial Petition Date, was the Debtor obligated on intercompany payables to five or
   more of the other Debtors?                                                                             No          No S/C

31 As of the Initial Petition Date, was the Debtor holding intercompany receivables from five or
   more of the other Debtors?                                                                             No          No S/C

Legend: "N/A" means not applicable, "S/C" means arguably supportive of substantive consolidation with other Debtors, and "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                   Offshore Power Production C.V.
As of 12/2/01, Direct Subsidiary of:      General Partner A - Travamark Two B.V.
                                          - 0.1% General Partner B - Travamark
                                          Two B.V. - 0.1% Limited Partner A -
                                          Atlantic India Holdings Ltd. - 99.7%
                                          Limited Partner B - Travamark Two B.V.
                                          - 0.1%
Business Segment as of 12/2/01:           Wholesale
Formed or Acquired by Enron Companies:    Formed 1994
Debtor #                                  58

 1 As of the Initial Petition Date, was Debtor directly or indirectly wholly owned by ENE?                Yes          S/C

 2 Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                          No          No S/C

 3 Did Debtor share office space or other facilities with ENE?                                            No          No S/C

 4 If either of the two preceding questions were answered "yes," was Debtor charged for the use of
   such legal address, office space or other facilities?                                                  N/A          N/A

 5 Prior to the Initial Petition Date, were separate books and records maintained for Debtor?             Yes         No S/C

 6 Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities as of its Petition Date?      Yes         No S/C

 7 Did Debtor file Schedules of Assets reflecting Debtor's assets as of its Petition Date?                Yes         No S/C

 8 Was Debtor identified as legal employer of any employees?                                              No           S/C

 9 If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was Debtor charged for
   utilizing such support services?                                                                       No           S/C

10 If Debtor utilized the services of employees of Enron Service Companies, excluding ENE, was
   Debtor charged for the use of such employees?                                                          No           S/C

11 During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of ENE?  If yes, how many individuals
   overlapped?                                                                                            No          No S/C

12 During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of Debtors other than ENE?  If yes, how
   many individuals overlapped?                                                                           No          No S/C

13 As of the Initial Petition Date, did Debtor participate in the ENE centralized cash management
   system?                                                                                                No          No S/C

14 Was Debtor included in ENE's 2001 consolidated federal income tax returns?                             No          No S/C

15 If required, did Debtor file separate state and local tax returns?                                     N/A          N/A

16 Was Debtor included in ENE's consolidated publicly disseminated financial reports?                     Yes          S/C

17 Did Debtor disseminate Debtor-specific financial information such that a third party could assess
   Debtor's separate creditworthiness prior to extending credit?                                          No           S/C

18 Was Debtor given a credit rating separate and apart from ENE's credit rating?                          No           S/C

19 Did Debtor receive ENE credit support in the form of guaranties?                                       No          No S/C

20 Did Debtor receive ENE credit support in the form of an ENE guaranty of an affiliate's guaranty
   of Debtor's obligations?                                                                               No          No S/C

21 Did Debtor receive credit support in the form of letters of credit issued by ENE on its behalf?        No          No S/C

22 In the eighteen months preceding the Initial Petition Date, did Debtor receive funding for its
   business activities from ENE?                                                                          No          No S/C

23 Did Debtor transact substantially all of its business with one or more of the other Enron
   Companies?                                                                                             No          No S/C

24 Was Debtor required to submit material transactions for approval to the ENE board, ENE Office of
   the Chair and/or ENE Risk Assessment and Control Group?                                                Yes          S/C

25 In addition to any approvals required at the ENE level, did Debtor submit material transactions
   to its own board for approval?                                                                         No           S/C

26 Did Debtor conduct all statutorily or otherwise required board (for corporations) or
   management/partnership meetings (for limited liability companies and partnerships)?                    Yes         No S/C

27 If either of the two preceding questions were answered "yes," were the decisions substantially
   all made or meetings substantially all held by written consent?                                        Yes          S/C

28 If Debtor was formed by the Enron Companies, were all corporate formalities observed in the
   formation?                                                                                             Yes         No S/C

29 Rather than settling intercompany obligations in cash, did the Debtor ever settle intercompany
   balances with Enron entities other than ENE by transferring intercompany obligations to ENE?           No          No S/C

30 As of the Initial Petition Date, was the Debtor obligated on intercompany payables to five or
   more of the other Debtors?                                                                             No          No S/C

31 As of the Initial Petition Date, was the Debtor holding intercompany receivables from five or
   more of the other Debtors?                                                                             No          No S/C

Legend: "N/A" means not applicable, "S/C" means arguably supportive of substantive consolidation with other Debtors, and "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                    Omicron Enterprises, Inc.
As of 12/2/01, Direct Subsidiary of:       Enron Energy Services Operations, Inc
Business Segment as of 12/2/01:            Retail
Formed or Acquired by Enron Companies:     Acquire 1998
Debtor #                                   108

 1  As of the Initial Petition Date, was Debtor directly or indirectly wholly owned by ENE?         Yes      S/C

 2  Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                   Yes      S/C

 3  Did Debtor share office space or other facilities with ENE?                                     No      No S/C

 4  If either of the two preceding questions were answered "yes," was Debtor charged for the
    use of such legal address, office space or other facilities?                                    No       S/C

 5  Prior to the Initial Petition Date, were separate books and records maintained for Debtor?     Yes      No S/C

 6  Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities as of its
    Petition Date?                                                                                 Yes      No S/C

 7  Did Debtor file Schedules of Assets reflecting Debtor's assets as of its Petition Date?        Yes      No S/C

 8  Was Debtor identified as legal employer of any employees?                                       No       S/C

 9  If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was
    Debtor charged for utilizing such support services?                                             No       S/C

10  If Debtor utilized the services of employees of Enron Service Companies, excluding ENE,
    was Debtor charged for the use of such employees?                                               No       S/C

11  During the two years prior to the Initial Petition Date, was there an overlap between
    directors/executives of Debtor and directors/executives of ENE?  If yes, how many              Yes, 5
    individuals overlapped?                                                                        of 14     S/C

12  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of Debtors other than ENE?  If
    yes, how many individuals overlapped?                                                         Yes, 14    S/C

13  As of the Initial Petition Date, did Debtor participate in the ENE centralized cash
    management system?                                                                             Yes       S/C

14  Was Debtor included in ENE's 2001 consolidated federal income tax returns?                     Yes       S/C

15  If required, did Debtor file separate state and local tax returns?                             N/A       N/A

16  Was Debtor included in ENE's consolidated publicly disseminated financial reports?             Yes       S/C

17  Did Debtor disseminate Debtor-specific financial information such that a third party
    could assess Debtor's separate creditworthiness prior to extending credit?                      No       S/C

18  Was Debtor given a credit rating separate and apart from ENE's credit rating?                   No       S/C

19  Did Debtor receive ENE credit support in the form of guaranties?                                No      No S/C

20  Did Debtor receive ENE credit support in the form of an ENE guaranty of an affiliate's
    guaranty of Debtor's obligations?                                                               No      No S/C

21  Did Debtor receive credit support in the form of letters of credit issued by ENE on its
    behalf?                                                                                         No      No S/C

22  In the eighteen months preceding the Initial Petition Date, did Debtor receive funding
    for its business activities from ENE?                                                           No      No S/C

23  Did Debtor transact substantially all of its business with one or more of the other Enron
    Companies?                                                                                     Yes       S/C

24  Was Debtor required to submit material transactions for approval to the ENE board, ENE
    Office of the Chair and/or ENE Risk Assessment and Control Group?                              Yes       S/C

25  In addition to any approvals required at the ENE level, did Debtor submit material
    transactions to its own board for approval?                                                     No       S/C

26  Did Debtor conduct all statutorily or otherwise required board (for corporations) or
    management/partnership meetings (for limited liability companies and partnerships)?            Yes      No S/C

27  If either of the two preceding questions were answered "yes," were the decisions
    substantially all made or meetings substantially all held by written consent?                  Yes       S/C

28  If Debtor was formed by the Enron Companies, were all corporate formalities observed in
    the formation?                                                                                 Yes      No S/C

29  Rather than settling intercompany obligations in cash, did the Debtor ever settle intercompany balances with Enron entities other than ENE by
    transferring intercompany obligations to ENE?                                                  Yes       S/C

30  As of the Initial Petition Date, was the Debtor obligated on intercompany payables to
    five or more of the other Debtors?                                                              No      No S/C

31  As of the Initial Petition Date, was the Debtor holding intercompany receivables from
    five or more of the other Debtors?                                                              No      No S/C

Legend: "N/A" means not applicable, "S/C" means arguably supportive of substantive consolidation with other Debtors, and "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                   Operational Energy Corp.
As of 12/2/01, Direct Subsidiary of:      Enron Engineering & Construction Co
Business Segment as of 12/2/01:           Wholesale
Formed or Acquired by Enron Companies:    Acquired 1988
Debtor #                                  19

 1  As of the Initial Petition Date, was Debtor directly or indirectly wholly owned by ENE?          Yes      S/C

 2  Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                     No      No S/C

 3  Did Debtor share office space or other facilities with ENE?                                       No      No S/C

 4  If either of the two preceding questions were answered "yes," was Debtor charged for the
    use of such legal address, office space or other facilities?                                      N/A      N/A

 5  Prior to the Initial Petition Date, were separate books and records maintained for Debtor?       Yes      No S/C

 6  Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities as of its
    Petition Date?                                                                                   Yes      No S/C

 7  Did Debtor file Schedules of Assets reflecting Debtor's assets as of its Petition Date?          Yes      No S/C

 8  Was Debtor identified as legal employer of any employees?                                        Yes      No S/C

 9  If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was
    Debtor charged for utilizing such support services?                                               No       S/C

10  If Debtor utilized the services of employees of Enron Service Companies, excluding ENE,
    was Debtor charged for the use of such employees?                                                Yes      No S/C

11  During the two years prior to the Initial Petition Date, was there an overlap between
    directors/executives of Debtor and directors/executives of ENE?  If yes, how many             Yes, 4 of
    individuals overlapped?                                                                          10        S/C

12  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of Debtors other than ENE?  If
    yes, how many individuals overlapped?                                                            Yes, 9    S/C

13  As of the Initial Petition Date, did Debtor participate in the ENE centralized cash
    management system?                                                                               Yes       S/C

14  Was Debtor included in ENE's 2001 consolidated federal income tax returns?                       Yes       S/C

15  If required, did Debtor file separate state and local tax returns?                               Yes      No S/C

16  Was Debtor included in ENE's consolidated publicly disseminated financial reports?               Yes       S/C

17  Did Debtor disseminate Debtor-specific financial information such that a third party
    could assess Debtor's separate creditworthiness prior to extending credit?                        No       S/C

18  Was Debtor given a credit rating separate and apart from ENE's credit rating?                     No       S/C

19  Did Debtor receive ENE credit support in the form of guaranties?                                 Yes       S/C

20  Did Debtor receive ENE credit support in the form of an ENE guaranty of an affiliate's
    guaranty of Debtor's obligations?                                                                 No      No S/C

21  Did Debtor receive credit support in the form of letters of credit issued by ENE on its
    behalf?                                                                                           No      No S/C

22  In the eighteen months preceding the Initial Petition Date, did Debtor receive funding
    for its business activities from ENE?                                                             No      No S/C

23  Did Debtor transact substantially all of its business with one or more of the other Enron
    Companies?                                                                                        No      No S/C

24  Was Debtor required to submit material transactions for approval to the ENE board, ENE
    Office of the Chair and/or ENE Risk Assessment and Control Group?                                Yes       S/C

25  In addition to any approvals required at the ENE level, did Debtor submit material
    transactions to its own board for approval?                                                       No       S/C

26  Did Debtor conduct all statutorily or otherwise required board (for corporations) or
    management/partnership meetings (for limited liability companies and partnerships)?              Yes      No S/C

27  If either of the two preceding questions were answered "yes," were the decisions
    substantially all made or meetings substantially all held by written consent?                    Yes       S/C

28  If Debtor was formed by the Enron Companies, were all corporate formalities observed in
    the formation?                                                                                   Yes     No S/C

29  Rather than settling intercompany obligations in cash, did the Debtor ever settle intercompany balances with Enron entities other than ENE by
    transferring intercompany obligations to ENE?                                                    Yes       S/C

30  As of the Initial Petition Date, was the Debtor obligated on intercompany payables to
    five or more of the other Debtors?                                                               Yes       S/C

31  As of the Initial Petition Date, was the Debtor holding intercompany receivables from
    five or more of the other Debtors?                                                               Yes       S/C

Legend: "N/A" means not applicable, "S/C" means arguably supportive of substantive consolidation with other Debtors, and "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                              Oswego CoGen Company, LLC
As of 12/2/01, Direct Subsidiary of:                 Enron North America Corp.
Business Segment as of 12/2/01:                      Wholesale
Formed or Acquired by Enron Companies:               Formed 2001
Debtor #                                             179

 1  As of the Initial Petition Date, was Debtor directly or indirectly wholly owned by ENE?          Yes       S/C

 2  Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                    Yes       S/C

 3  Did Debtor share office space or other facilities with ENE?                                       No      No S/C

 4  If either of the two preceding questions were answered "yes," was Debtor charged for the
    use of such legal address, office space or other facilities?                                      No       S/C

 5  Prior to the Initial Petition Date, were separate books and records maintained for Debtor?       Yes      No S/C

 6  Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities as of its
    Petition Date?                                                                                   Yes      No S/C

 7  Did Debtor file Schedules of Assets reflecting Debtor's assets as of its Petition Date?          Yes      No S/C

 8  Was Debtor identified as legal employer of any employees?                                         No       S/C

 9  If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was
    Debtor charged for utilizing such support services?                                               No       S/C

10  If Debtor utilized the services of employees of Enron Service Companies, excluding ENE,
    was Debtor charged for the use of such employees?                                                 No       S/C

11  During the two years prior to the Initial Petition Date, was there an overlap between
    directors/executives of Debtor and directors/executives of ENE?  If yes, how many              Yes, 4 of
    individuals overlapped?                                                                           5        S/C

12  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of Debtors other than ENE?  If
    yes, how many individuals overlapped?                                                            Yes, 5    S/C

13  As of the Initial Petition Date, did Debtor participate in the ENE centralized cash
    management system?                                                                                No      No S/C

14  Was Debtor included in ENE's 2001 consolidated federal income tax returns?                       Yes       S/C

15  If required, did Debtor file separate state and local tax returns?                                N/A      N/A

16  Was Debtor included in ENE's consolidated publicly disseminated financial reports?               Yes       S/C

17  Did Debtor disseminate Debtor-specific financial information such that a third party
    could assess Debtor's separate creditworthiness prior to extending credit?                        No       S/C

18  Was Debtor given a credit rating separate and apart from ENE's credit rating?                     No       S/C

19  Did Debtor receive ENE credit support in the form of guaranties?                                 Yes       S/C

20  Did Debtor receive ENE credit support in the form of an ENE guaranty of an affiliate's
    guaranty of Debtor's obligations?                                                                 No      No S/C

21  Did Debtor receive credit support in the form of letters of credit issued by ENE on its
    behalf?                                                                                           No      No S/C

22  In the eighteen months preceding the Initial Petition Date, did Debtor receive funding
    for its business activities from ENE?                                                             No      No S/C

23  Did Debtor transact substantially all of its business with one or more of the other Enron
    Companies?                                                                                       Yes       S/C

24  Was Debtor required to submit material transactions for approval to the ENE board, ENE
    Office of the Chair and/or ENE Risk Assessment and Control Group?                                Yes       S/C

25  In addition to any approvals required at the ENE level, did Debtor submit material
    transactions to its own board for approval?                                                       No       S/C

26  Did Debtor conduct all statutorily or otherwise required board (for corporations) or
    management/partnership meetings (for limited liability companies and partnerships)?              Yes      No S/C

27  If either of the two preceding questions were answered "yes," were the decisions
    substantially all made or meetings substantially all held by written consent?                    Yes       S/C

28  If Debtor was formed by the Enron Companies, were all corporate formalities observed in
    the formation?                                                                                   Yes      No S/C

29  Rather than settling intercompany obligations in cash, did the Debtor ever settle intercompany balances with Enron entities other than ENE by
    transferring intercompany obligations to ENE?                                                    Yes       S/C

30  As of the Initial Petition Date, was the Debtor obligated on intercompany payables to
    five or more of the other Debtors?                                                                No      No S/C

31  As of the Initial Petition Date, was the Debtor holding intercompany receivables from
    five or more of the other Debtors?                                                                No      No S/C

Legend: "N/A" means not applicable, "S/C" means arguably supportive of substantive consolidation with other Debtors, and "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                 Palm Beach Development Company, L.L.C.
As of 12/2/01, Direct Subsidiary of:    Lauderdale Land Development Company LLC
Business Segment as of 12/2/01:         Wholesale
Formed or Acquired by Enron Companies:  Formed 2000
Debtor #                                23

 1  As of the Initial Petition Date, was Debtor directly or indirectly wholly owned by ENE?          Yes       S/C

 2  Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                    Yes       S/C

 3  Did Debtor share office space or other facilities with ENE?                                       No      No S/C

 4  If either of the two preceding questions were answered "yes," was Debtor charged for the
    use of such legal address, office space or other facilities?                                      No       S/C

 5  Prior to the Initial Petition Date, were separate books and records maintained for Debtor?       Yes      No S/C

 6  Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities as of its
    Petition Date?                                                                                   Yes      No S/C

 7  Did Debtor file Schedules of Assets reflecting Debtor's assets as of its Petition Date?          Yes      No S/C

 8  Was Debtor identified as legal employer of any employees?                                         No       S/C

 9  If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was
    Debtor charged for utilizing such support services?                                               No       S/C

10  If Debtor utilized the services of employees of Enron Service Companies, excluding ENE,
    was Debtor charged for the use of such employees?                                                 No       S/C

11  During the two years prior to the Initial Petition Date, was there an overlap between         Yes, 2 of
    directors/executives of Debtor and directors/executives of ENE?  If yes, how many                 8        S/C
    individuals overlapped?

12  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of Debtors other than ENE?  If
    yes, how many individuals overlapped?                                                            Yes, 8    S/C

13  As of the Initial Petition Date, did Debtor participate in the ENE centralized cash
    management system?                                                                                No      No S/C

14  Was Debtor included in ENE's 2001 consolidated federal income tax returns?                       Yes       S/C

15  If required, did Debtor file separate state and local tax returns?                                N/A      N/A

16  Was Debtor included in ENE's consolidated publicly disseminated financial reports?               Yes       S/C

17  Did Debtor disseminate Debtor-specific financial information such that a third party
    could assess Debtor's separate creditworthiness prior to extending credit?                        No       S/C

18  Was Debtor given a credit rating separate and apart from ENE's credit rating?                     No       S/C

19  Did Debtor receive ENE credit support in the form of guaranties?                                  No      No S/C

20  Did Debtor receive ENE credit support in the form of an ENE guaranty of an affiliate's
    guaranty of Debtor's obligations?                                                                 No      No S/C

21  Did Debtor receive credit support in the form of letters of credit issued by ENE on its
    behalf?                                                                                           No      No S/C

22  In the eighteen months preceding the Initial Petition Date, did Debtor receive funding
    for its business activities from ENE?                                                             No      No S/C

23  Did Debtor transact substantially all of its business with one or more of the other Enron
    Companies?                                                                                        No      No S/C

24  Was Debtor required to submit material transactions for approval to the ENE board, ENE
    Office of the Chair and/or ENE Risk Assessment and Control Group?                                Yes       S/C

25  In addition to any approvals required at the ENE level, did Debtor submit material
    transactions to its own board for approval?                                                       No       S/C

26  Did Debtor conduct all statutorily or otherwise required board (for corporations) or
    management/partnership meetings (for limited liability companies and partnerships)?              Yes      No S/C

27  If either of the two preceding questions were answered "yes," were the decisions
    substantially all made or meetings substantially all held by written consent?                    Yes       S/C

28  If Debtor was formed by the Enron Companies, were all corporate formalities observed in
    the formation?                                                                                   Yes      No S/C

29  Rather than settling intercompany obligations in cash, did the Debtor ever settle intercompany balances with Enron entities other than ENE by
    transferring intercompany obligations to ENE?                                                     No      No S/C

30  As of the Initial Petition Date, was the Debtor obligated on intercompany payables to
    five or more of the other Debtors?                                                                No      No S/C

31  As of the Initial Petition Date, was the Debtor holding intercompany receivables from
    five or more of the other Debtors?                                                                No      No S/C

Legend: "N/A" means not applicable, "S/C" means arguably supportive of substantive consolidation with other Debtors, and "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                 Paulista Electrical Distribution, L.L.C.
As of 12/2/01, Direct Subsidiary of:    Atlantic Commercial Finance Inc
Business Segment as of 12/2/01:         Wholesale
Formed or Acquired by Enron Companies:  Formed 1998
Debtor #                                138

 1  As of the Initial Petition Date, was Debtor directly or indirectly wholly owned by ENE?         Yes      S/C

 2  Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                   Yes      S/C

 3  Did Debtor share office space or other facilities with ENE?                                      No     No S/C

 4  If either of the two preceding questions were answered "yes," was Debtor charged for the
    use of such legal address, office space or other facilities?                                     No      S/C

 5  Prior to the Initial Petition Date, were separate books and records maintained for Debtor?      Yes     No S/C

 6  Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities as of its
    Petition Date?                                                                                  Yes     No S/C

 7  Did Debtor file Schedules of Assets reflecting Debtor's assets as of its Petition Date?         Yes     No S/C

 8  Was Debtor identified as legal employer of any employees?                                        No      S/C

 9  If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was
    Debtor charged for utilizing such support services?                                              No      S/C

10  If Debtor utilized the services of employees of Enron Service Companies, excluding ENE,
    was Debtor charged for the use of such employees?                                                No      S/C

11  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of ENE?  If yes, how many
    individuals overlapped?                                                                          No     No S/C

12  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of Debtors other than ENE?  If
    yes, how many individuals overlapped?                                                            No     No S/C

13  As of the Initial Petition Date, did Debtor participate in the ENE centralized cash
    management system?                                                                               No     No S/C

14  Was Debtor included in ENE's 2001 consolidated federal income tax returns?                      Yes      S/C

15  If required, did Debtor file separate state and local tax returns?                              N/A      N/A

16  Was Debtor included in ENE's consolidated publicly disseminated financial reports?              Yes      S/C

17  Did Debtor disseminate Debtor-specific financial information such that a third party
    could assess Debtor's separate creditworthiness prior to extending credit?                       No      S/C

18  Was Debtor given a credit rating separate and apart from ENE's credit rating?                    No      S/C

19  Did Debtor receive ENE credit support in the form of guaranties?                                 No     No S/C

20  Did Debtor receive ENE credit support in the form of an ENE guaranty of an affiliate's
    guaranty of Debtor's obligations?                                                                No     No S/C

21  Did Debtor receive credit support in the form of letters of credit issued by ENE on its
    behalf?                                                                                          No     No S/C

22  In the eighteen months preceding the Initial Petition Date, did Debtor receive funding
    for its business activities from ENE?                                                           Yes      S/C

23  Did Debtor transact substantially all of its business with one or more of the other Enron
    Companies?                                                                                      Yes      S/C

24  Was Debtor required to submit material transactions for approval to the ENE board, ENE
    Office of the Chair and/or ENE Risk Assessment and Control Group?                               Yes      S/C

25  In addition to any approvals required at the ENE level, did Debtor submit material
    transactions to its own board for approval?                                                      No      S/C

26  Did Debtor conduct all statutorily or otherwise required board (for corporations) or
    management/partnership meetings (for limited liability companies and partnerships)?             Yes     No S/C

27  If either of the two preceding questions were answered "yes," were the decisions
    substantially all made or meetings substantially all held by written consent?                   Yes      S/C

28  If Debtor was formed by the Enron Companies, were all corporate formalities observed in
    the formation?                                                                                  Yes     No S/C

29  Rather than settling intercompany obligations in cash, did the Debtor ever settle intercompany balances with Enron entities other than ENE by
    transferring intercompany obligations to ENE?                                                    No     No S/C

30  As of the Initial Petition Date, was the Debtor obligated on intercompany payables to
    five or more of the other Debtors?                                                               No     No S/C

31  As of the Initial Petition Date, was the Debtor holding intercompany receivables from
    five or more of the other Debtors?                                                               No     No S/C

Legend: "N/A" means not applicable, "S/C" means arguably supportive of substantive consolidation with other Debtors, and "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                                   PBOG Corp.
As of 12/2/01, Direct Subsidiary of:                      Enron Corp.
Business Segment as of 12/2/01:                           Corp & Other
Formed or Acquired by Enron Companies:                    Formed 2001
Debtor #                                                  5

 1  As of the Initial Petition Date, was Debtor directly or indirectly wholly owned by ENE?          Yes       S/C

 2  Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                    Yes       S/C

 3  Did Debtor share office space or other facilities with ENE?                                       No      No S/C

 4  If either of the two preceding questions were answered "yes," was Debtor charged for the
    use of such legal address, office space or other facilities?                                      No       S/C

 5  Prior to the Initial Petition Date, were separate books and records maintained for Debtor?       Yes      No S/C

 6  Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities as of its
    Petition Date?                                                                                   Yes      No S/C

 7  Did Debtor file Schedules of Assets reflecting Debtor's assets as of its Petition Date?          Yes      No S/C

 8  Was Debtor identified as legal employer of any employees?                                         No       S/C

 9  If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was
    Debtor charged for utilizing such support services?                                               No       S/C

10  If Debtor utilized the services of employees of Enron Service Companies, excluding ENE,
    was Debtor charged for the use of such employees?                                                 No       S/C

11  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of ENE?  If yes, how many
    individuals overlapped?                                                                        Yes, 2 of   S/C
                                                                                                      7
12  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of Debtors other than ENE?  If
    yes, how many individuals overlapped?                                                            Yes, 7    S/C

13  As of the Initial Petition Date, did Debtor participate in the ENE centralized cash
    management system?                                                                                No      No S/C

14  Was Debtor included in ENE's 2001 consolidated federal income tax returns?                       Yes       S/C

15  If required, did Debtor file separate state and local tax returns?                               Yes      No S/C

16  Was Debtor included in ENE's consolidated publicly disseminated financial reports?               Yes       S/C

17  Did Debtor disseminate Debtor-specific financial information such that a third party
    could assess Debtor's separate creditworthiness prior to extending credit?                        No       S/C

18  Was Debtor given a credit rating separate and apart from ENE's credit rating?                     No       S/C

19  Did Debtor receive ENE credit support in the form of guaranties?                                  No      No S/C

20  Did Debtor receive ENE credit support in the form of an ENE guaranty of an affiliate's
    guaranty of Debtor's obligations?                                                                 No      No S/C

21  Did Debtor receive credit support in the form of letters of credit issued by ENE on its
    behalf?                                                                                           No      No S/C

22  In the eighteen months preceding the Initial Petition Date, did Debtor receive funding
    for its business activities from ENE?                                                            Yes       S/C

23  Did Debtor transact substantially all of its business with one or more of the other Enron
    Companies?                                                                                       Yes       S/C

24  Was Debtor required to submit material transactions for approval to the ENE board, ENE
    Office of the Chair and/or ENE Risk Assessment and Control Group?                                Yes       S/C

25  In addition to any approvals required at the ENE level, did Debtor submit material
    transactions to its own board for approval?                                                       No       S/C

26  Did Debtor conduct all statutorily or otherwise required board (for corporations) or
    management/partnership meetings (for limited liability companies and partnerships)?              Yes      No S/C

27  If either of the two preceding questions were answered "yes," were the decisions
    substantially all made or meetings substantially all held by written consent?                    N/A       N/A

28  If Debtor was formed by the Enron Companies, were all corporate formalities observed in
    the formation?                                                                                   Yes      No S/C

29  Rather than settling intercompany obligations in cash, did the Debtor ever settle intercompany balances with Enron entities other than ENE by
    transferring intercompany obligations to ENE?                                                     No      No S/C

30  As of the Initial Petition Date, was the Debtor obligated on intercompany payables to
    five or more of the other Debtors?                                                                No      No S/C

31  As of the Initial Petition Date, was the Debtor holding intercompany receivables from
    five or more of the other Debtors?                                                                No      No S/C

Legend: "N/A" means not applicable, "S/C" means arguably supportive of substantive consolidation with other Debtors, and "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                         Portland General Holdings, Inc.
As of 12/2/01, Direct Subsidiary of:            Enron Corp
Business Segment as of 12/2/01:                 Transportation
Formed or Acquired by Enron Companies:          Acquired 1997
Debtor #                                        173

 1  As of the Initial Petition Date, was Debtor directly or indirectly wholly owned by ENE?          Yes       S/C

 2  Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                     No      No S/C

 3  Did Debtor share office space or other facilities with ENE?                                       No      No S/C

 4  If either of the two preceding questions were answered "yes," was Debtor charged for the
    use of such legal address, office space or other facilities?                                      N/A      N/A

 5  Prior to the Initial Petition Date, were separate books and records maintained for Debtor?       Yes      No S/C

 6  Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities as of its
    Petition Date?                                                                                   Yes      No S/C

 7  Did Debtor file Schedules of Assets reflecting Debtor's assets as of its Petition Date?          Yes      No S/C

 8  Was Debtor identified as legal employer of any employees?                                         No       S/C

 9  If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was
    Debtor charged for utilizing such support services?                                               No       S/C

10  If Debtor utilized the services of employees of Enron Service Companies, excluding ENE,
    was Debtor charged for the use of such employees?                                                 No       S/C

11  During the two years prior to the Initial Petition Date, was there an overlap between
    directors/executives of Debtor and directors/executives of ENE?  If yes, how many               Yes, 3     S/C
    individuals overlapped?                                                                          of 9

12  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of Debtors other than ENE?  If
    yes, how many individuals overlapped?                                                            Yes, 6    S/C

13  As of the Initial Petition Date, did Debtor participate in the ENE centralized cash
    management system?                                                                                No      No S/C

14  Was Debtor included in ENE's 2001 consolidated federal income tax returns?                       Yes       S/C

15  If required, did Debtor file separate state and local tax returns?                               Yes      No S/C

16  Was Debtor included in ENE's consolidated publicly disseminated financial reports?               Yes       S/C

17  Did Debtor disseminate Debtor-specific financial information such that a third party
    could assess Debtor's separate creditworthiness prior to extending credit?                        No       S/C

18 Was Debtor given a credit rating separate and apart from ENE's credit rating?                      No       S/C

19  Did Debtor receive ENE credit support in the form of guaranties?                                  No      No S/C

20  Did Debtor receive ENE credit support in the form of an ENE guaranty of an affiliate's
    guaranty of Debtor's obligations?                                                                 No      No S/C

21  Did Debtor receive credit support in the form of letters of credit issued by ENE on its
    behalf?                                                                                           No      No S/C

22  In the eighteen months preceding the Initial Petition Date, did Debtor receive funding
    for its business activities from ENE?                                                            Yes       S/C

23  Did Debtor transact substantially all of its business with one or more of the other Enron
    Companies?                                                                                       Yes       S/C

24  Was Debtor required to submit material transactions for approval to the ENE board, ENE
    Office of the Chair and/or ENE Risk Assessment and Control Group?                                Yes       S/C

25  In addition to any approvals required at the ENE level, did Debtor submit material
    transactions to its own board for approval?                                                      Yes      No S/C

26  Did Debtor conduct all statutorily or otherwise required board (for corporations) or
    management/partnership meetings (for limited liability companies and partnerships)?              Yes      No S/C

27  If either of the two preceding questions were answered "yes," were the decisions
    substantially all made or meetings substantially all held by written consent?                     No      No S/C

28  If Debtor was formed by the Enron Companies, were all corporate formalities observed in
    the formation?                                                                                    N/A      N/A

29  Rather than settling intercompany obligations in cash, did the Debtor ever settle intercompany balances with Enron entities other than ENE by transferring intercompany
    obligations to ENE?                                                                               No      No S/C

30  As of the Initial Petition Date, was the Debtor obligated on intercompany payables to
    five or more of the other Debtors?                                                                No      No S/C

31  As of the Initial Petition Date, was the Debtor holding intercompany receivables from
    five or more of the other Debtors?                                                                No      No S/C

Legend: "N/A" means not applicable, "S/C" means arguably supportive of substantive consolidation with other Debtors, and "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                        Portland Transition Company, Inc.
As of 12/2/01, Direct Subsidiary of:           Enron Corp
Business Segment as of 12/2/01:                Transportation
Formed or Acquired by Enron Companies:         Formed 1997
Debtor #                                       174

 1  As of the Initial Petition Date, was Debtor directly or indirectly wholly owned by ENE?          Yes       S/C

 2  Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                     No      No S/C

 3  Did Debtor share office space or other facilities with ENE?                                       No      No S/C

 4  If either of the two preceding questions were answered "yes," was Debtor charged for the
    use of such legal address, office space or other facilities?                                      N/A      N/A

 5  Prior to the Initial Petition Date, were separate books and records maintained for Debtor?       Yes      No S/C

 6  Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities as of its
    Petition Date?                                                                                   Yes      No S/C

 7  Did Debtor file Schedules of Assets reflecting Debtor's assets as of its Petition Date?          Yes      No S/C

 8  Was Debtor identified as legal employer of any employees?                                        Yes      No S/C

 9  If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was
    Debtor charged for utilizing such support services?                                               No       S/C

10  If Debtor utilized the services of employees of Enron Service Companies, excluding ENE,
    was Debtor charged for the use of such employees?                                                 No       S/C

11  During the two years prior to the Initial Petition Date, was there an overlap between
    directors/executives of Debtor and directors/executives of ENE?  If yes, how many                Yes, 2    S/C
    individuals overlapped?                                                                           of 7

12  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of Debtors other than ENE?  If
    yes, how many individuals overlapped?                                                            Yes, 5    S/C

13  As of the Initial Petition Date, did Debtor participate in the ENE centralized cash
    management system?                                                                                No      No S/C

14  Was Debtor included in ENE's 2001 consolidated federal income tax returns?                       Yes       S/C

15  If required, did Debtor file separate state and local tax returns?                                N/A      N/A

16  Was Debtor included in ENE's consolidated publicly disseminated financial reports?               Yes       S/C

17  Did Debtor disseminate Debtor-specific financial information such that a third party
    could assess Debtor's separate creditworthiness prior to extending credit?                        No       S/C

18  Was Debtor given a credit rating separate and apart from ENE's credit rating?                     No       S/C

19  Did Debtor receive ENE credit support in the form of guaranties?                                  No      No S/C

20  Did Debtor receive ENE credit support in the form of an ENE guaranty of an affiliate's
    guaranty of Debtor's obligations?                                                                 No      No S/C

21  Did Debtor receive credit support in the form of letters of credit issued by ENE on its
    behalf?                                                                                           No      No S/C

22  In the eighteen months preceding the Initial Petition Date, did Debtor receive funding
    for its business activities from ENE?                                                             No      No S/C

23  Did Debtor transact substantially all of its business with one or more of the other Enron
    Companies?                                                                                       Yes       S/C

24  Was Debtor required to submit material transactions for approval to the ENE board, ENE
    Office of the Chair and/or ENE Risk Assessment and Control Group?                                Yes       S/C

25  In addition to any approvals required at the ENE level, did Debtor submit material
    transactions to its own board for approval?                                                       No       S/C

26  Did Debtor conduct all statutorily or otherwise required board (for corporations) or
    management/partnership meetings (for limited liability companies and partnerships)?              Yes      No S/C

27  If either of the two preceding questions were answered "yes," were the decisions
    substantially all made or meetings substantially all held by written consent?                    Yes       S/C

28  If Debtor was formed by the Enron Companies, were all corporate formalities observed in
    the formation?                                                                                   Yes      No S/C

29  Rather than settling intercompany obligations in cash, did the Debtor ever settle intercompany balances with Enron entities other than ENE by
    transferring intercompany obligations to ENE?                                                     No      No S/C

30  As of the Initial Petition Date, was the Debtor obligated on intercompany payables to
    five or more of the other Debtors?                                                                No      No S/C

31  As of the Initial Petition Date, was the Debtor holding intercompany receivables from
    five or more of the other Debtors?                                                                No      No S/C

Legend: "N/A" means not applicable, "S/C" means arguably supportive of substantive consolidation with other Debtors, and "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                        Richmond Power Enterprise, L.P.
As of 12/2/01, Direct Subsidiary of:           Enron-Richmond Power Corp. 1%
                                               Richmond Power Holdings, Inc. 1%
                                               Limited Partners:
                                               Enron-Richmond Power Corp. 49%
                                               Richmond Power Holdings, Inc. 49%
Business Segment as of 12/2/01:                Wholesale
Formed or Acquired by Enron Companies:         Formed 1989
Debtor #                                       162

 1  As of the Initial Petition Date, was Debtor directly or indirectly wholly owned by ENE?          Yes       S/C

 2  Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                    Yes       S/C

 3  Did Debtor share office space or other facilities with ENE?                                       No      No S/C

 4  If either of the two preceding questions were answered "yes," was Debtor charged for the
    use of such legal address, office space or other facilities?                                      No       S/C

 5  Prior to the Initial Petition Date, were separate books and records maintained for Debtor?       Yes      No S/C

 6  Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities as of its
    Petition Date?                                                                                   Yes      No S/C

 7  Did Debtor file Schedules of Assets reflecting Debtor's assets as of its Petition Date?          Yes      No S/C

 8  Was Debtor identified as legal employer of any employees?                                         No       S/C

 9  If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was
    Debtor charged for utilizing such support services?                                               No       S/C

10  If Debtor utilized the services of employees of Enron Service Companies, excluding ENE,
    was Debtor charged for the use of such employees?                                                 No       S/C

11  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of ENE?  If yes, how many
    individuals overlapped?                                                                           No      No S/C

12  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of Debtors other than ENE?  If
    yes, how many individuals overlapped?                                                             No      No S/C

13  As of the Initial Petition Date, did Debtor participate in the ENE centralized cash
    management system?                                                                               Yes       S/C

14  Was Debtor included in ENE's 2001 consolidated federal income tax returns?                        No      No S/C

15  If required, did Debtor file separate state and local tax returns?                               Yes      No S/C

16  Was Debtor included in ENE's consolidated publicly disseminated financial reports?               Yes       S/C

17  Did Debtor disseminate Debtor-specific financial information such that a third party
    could assess Debtor's separate creditworthiness prior to extending credit?                        No       S/C

18  Was Debtor given a credit rating separate and apart from ENE's credit rating?                     No       S/C

19  Did Debtor receive ENE credit support in the form of guaranties?                                  No      No S/C

20  Did Debtor receive ENE credit support in the form of an ENE guaranty of an affiliate's
    guaranty of Debtor's obligations?                                                                Yes       S/C

21  Did Debtor receive credit support in the form of letters of credit issued by ENE on its
    behalf?                                                                                           No      No S/C

22  In the eighteen months preceding the Initial Petition Date, did Debtor receive funding
    for its business activities from ENE?                                                            Yes       S/C

23  Did Debtor transact substantially all of its business with one or more of the other Enron
    Companies?                                                                                        No      No S/C

24  Was Debtor required to submit material transactions for approval to the ENE board, ENE
    Office of the Chair and/or ENE Risk Assessment and Control Group?                                Yes       S/C

25  In addition to any approvals required at the ENE level, did Debtor submit material
    transactions to its own board for approval?                                                       No       S/C

26  Did Debtor conduct all statutorily or otherwise required board (for corporations) or
    management/partnership meetings (for limited liability companies and partnerships)?              Yes      No S/C

27  If either of the two preceding questions were answered "yes," were the decisions
    substantially all made or meetings substantially all held by written consent?                    Yes       S/C

28  If Debtor was formed by the Enron Companies, were all corporate formalities observed in
    the formation?                                                                                   Yes      No S/C

29  Rather than settling intercompany obligations in cash, did the Debtor ever settle intercompany balances with Enron entities other than ENE by
    transferring intercompany obligations to ENE?                                                    Yes       S/C

30  As of the Initial Petition Date, was the Debtor obligated on intercompany payables to
    five or more of the other Debtors?                                                                No      No S/C

31  As of the Initial Petition Date, was the Debtor holding intercompany receivables from
    five or more of the other Debtors?                                                                No      No S/C

Legend: "N/A" means not applicable, "S/C" means arguably supportive of substantive consolidation with other Debtors, and "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                          Risk Management & Trading Corp.
As of 12/2/01, Direct Subsidiary of:             Enron North America
Business Segment as of 12/2/01:                  Wholesale
Formed or Acquired by Enron Companies:           Formed 1997
Debtor #                                         107

 1  As of the Initial Petition Date, was Debtor directly or indirectly wholly owned by ENE?          Yes      S/C

 2  Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                    Yes      S/C

 3  Did Debtor share office space or other facilities with ENE?                                       No     No S/C

 4  If either of the two preceding questions were answered "yes," was Debtor charged for the
    use of such legal address, office space or other facilities?                                      No      S/C

 5  Prior to the Initial Petition Date, were separate books and records maintained for Debtor?       Yes     No S/C

 6  Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities as of its
    Petition Date?                                                                                   Yes     No S/C

 7  Did Debtor file Schedules of Assets reflecting Debtor's assets as of its Petition Date?          Yes     No S/C

 8  Was Debtor identified as legal employer of any employees?                                         No      S/C

 9  If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was
    Debtor charged for utilizing such support services?                                               No      S/C

10  If Debtor utilized the services of employees of Enron Service Companies, excluding ENE,
    was Debtor charged for the use of such employees?                                                Yes     No S/C

11  During the two years prior to the Initial Petition Date, was there an overlap between
    directors/executives of Debtor and directors/executives of ENE?  If yes, how many               Yes, 4    S/C
    individuals overlapped?                                                                          of 8

12  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of Debtors other than ENE?  If
    yes, how many individuals overlapped?                                                            Yes, 8   S/C

13  As of the Initial Petition Date, did Debtor participate in the ENE centralized cash
    management system?                                                                               Yes      S/C

14  Was Debtor included in ENE's 2001 consolidated federal income tax returns?                       Yes      S/C

15  If required, did Debtor file separate state and local tax returns?                               Yes     No S/C

16  Was Debtor included in ENE's consolidated publicly disseminated financial reports?               Yes      S/C

17  Did Debtor disseminate Debtor-specific financial information such that a third party
    could assess Debtor's separate creditworthiness prior to extending credit?                        No      S/C

18  Was Debtor given a credit rating separate and apart from ENE's credit rating?                     No      S/C

19  Did Debtor receive ENE credit support in the form of guaranties?                                 Yes      S/C

20  Did Debtor receive ENE credit support in the form of an ENE guaranty of an affiliate's
    guaranty of Debtor's obligations?                                                                 No     No S/C

21  Did Debtor receive credit support in the form of letters of credit issued by ENE on its
    behalf?                                                                                           No     No S/C

22  In the eighteen months preceding the Initial Petition Date, did Debtor receive funding
    for its business activities from ENE?                                                             No     No S/C

23  Did Debtor transact substantially all of its business with one or more of the other Enron
    Companies?                                                                                       Yes      S/C

24  Was Debtor required to submit material transactions for approval to the ENE board, ENE
    Office of the Chair and/or ENE Risk Assessment and Control Group?                                Yes      S/C

25  In addition to any approvals required at the ENE level, did Debtor submit material
    transactions to its own board for approval?                                                      Yes     No S/C

26  Did Debtor conduct all statutorily or otherwise required board (for corporations) or
    management/partnership meetings (for limited liability companies and partnerships)?              Yes     No S/C

27  If either of the two preceding questions were answered "yes," were the decisions
    substantially all made or meetings substantially all held by written consent?                    Yes      S/C

28  If Debtor was formed by the Enron Companies, were all corporate formalities observed in
    the formation?                                                                                   Yes     No S/C

29  Rather than settling intercompany obligations in cash, did the Debtor ever settle intercompany balances with Enron entities other than ENE by
    transferring intercompany obligations to ENE?                                                    Yes      S/C

30  As of the Initial Petition Date, was the Debtor obligated on intercompany payables to
    five or more of the other Debtors?                                                               Yes      S/C

31  As of the Initial Petition Date, was the Debtor holding intercompany receivables from
    five or more of the other Debtors?                                                               Yes      S/C

Legend: "N/A" means not applicable, "S/C" means arguably supportive of substantive consolidation with other Debtors, and "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                             San Juan Gas Company, Inc.
As of 12/2/01, Direct Subsidiary of:                Enron Corp.
Business Segment as of 12/2/01:                     Wholesale
Formed or Acquired by Enron Companies:              Formed 1993
Debtor #                                            69

 1  As of the Initial Petition Date, was Debtor directly or indirectly wholly owned by ENE?          Yes      S/C

 2  Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                     No     No S/C

 3  Did Debtor share office space or other facilities with ENE?                                       No     No S/C

 4  If either of the two preceding questions were answered "yes," was Debtor charged for the
    use of such legal address, office space or other facilities?                                      N/A      N/A

 5  Prior to the Initial Petition Date, were separate books and records maintained for Debtor?       Yes     No S/C

 6  Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities as of its
    Petition Date?                                                                                   Yes     No S/C

 7  Did Debtor file Schedules of Assets reflecting Debtor's assets as of its Petition Date?          Yes     No S/C

 8  Was Debtor identified as legal employer of any employees?                                        Yes     No S/C

 9  If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was
    Debtor charged for utilizing such support services?                                               No      S/C

10  If Debtor utilized the services of employees of Enron Service Companies, excluding ENE,
    was Debtor charged for the use of such employees?                                                 No      S/C

11  During the two years prior to the Initial Petition Date, was there an overlap between
    directors/executives of Debtor and directors/executives of ENE?  If yes, how many               Yes, 4    S/C
    individuals overlapped?                                                                           of 9

12  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of Debtors other than ENE?  If
    yes, how many individuals overlapped?                                                            Yes, 8   S/C

13  As of the Initial Petition Date, did Debtor participate in the ENE centralized cash
    management system?                                                                                No     No S/C

14  Was Debtor included in ENE's 2001 consolidated federal income tax returns?                        No     No S/C

15  If required, did Debtor file separate state and local tax returns?                                N/A     N/A

16  Was Debtor included in ENE's consolidated publicly disseminated financial reports?               Yes      S/C

17  Did Debtor disseminate Debtor-specific financial information such that a third party
    could assess Debtor's separate creditworthiness prior to extending credit?                        No      S/C

18  Was Debtor given a credit rating separate and apart from ENE's credit rating?                     No      S/C

19  Did Debtor receive ENE credit support in the form of guaranties?                                 Yes      S/C

20  Did Debtor receive ENE credit support in the form of an ENE guaranty of an affiliate's
    guaranty of Debtor's obligations?                                                                 No     No S/C

21  Did Debtor receive credit support in the form of letters of credit issued by ENE on its
    behalf?                                                                                           No     No S/C

22  In the eighteen months preceding the Initial Petition Date, did Debtor receive funding
    for its business activities from ENE?                                                             No     No S/C

23  Did Debtor transact substantially all of its business with one or more of the other Enron
    Companies?                                                                                        No     No S/C

24  Was Debtor required to submit material transactions for approval to the ENE board, ENE
    Office of the Chair and/or ENE Risk Assessment and Control Group?                                Yes      S/C

25  In addition to any approvals required at the ENE level, did Debtor submit material
    transactions to its own board for approval?                                                      Yes     No S/C

26  Did Debtor conduct all statutorily or otherwise required board (for corporations) or
    management/partnership meetings (for limited liability companies and partnerships)?              Yes     No S/C

27  If either of the two preceding questions were answered "yes," were the decisions
    substantially all made or meetings substantially all held by written consent?                    Yes      S/C

28  If Debtor was formed by the Enron Companies, were all corporate formalities observed in
    the formation?                                                                                   Yes     No S/C

29  Rather than settling intercompany obligations in cash, did the Debtor ever settle intercompany balances with Enron entities other than ENE by
    transferring intercompany obligations to ENE?                                                     No     No S/C

30  As of the Initial Petition Date, was the Debtor obligated on intercompany payables to
    five or more of the other Debtors?                                                               Yes      S/C

31  As of the Initial Petition Date, was the Debtor holding intercompany receivables from
    five or more of the other Debtors?                                                                No     No S/C

Legend: "N/A" means not applicable, "S/C" means arguably supportive of substantive consolidation with other Debtors, and "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                             Smith Street Land Company
As of 12/2/01, Direct Subsidiary of:                Enron Corp.
Business Segment as of 12/2/01:                     Corp & Other
Formed or Acquired by Enron Companies:              Formed 1991
Debtor #                                            6

 1  As of the Initial Petition Date, was Debtor directly or indirectly wholly owned by ENE?          Yes       S/C

 2  Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                    Yes       S/C

 3  Did Debtor share office space or other facilities with ENE?                                       No      No S/C

 4  If either of the two preceding questions were answered "yes," was Debtor charged for the
    use of such legal address, office space or other facilities?                                     Yes      No S/C

 5  Prior to the Initial Petition Date, were separate books and records maintained for Debtor?       Yes      No S/C

 6  Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities as of its
    Petition Date?                                                                                   Yes      No S/C

 7 Did Debtor file Schedules of Assets reflecting Debtor's assets as of its
   Petition Date?                                                                                    Yes      No S/C

 8  Was Debtor identified as legal employer of any employees?
                                                                                                      No       S/C
 9  If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was
    Debtor charged for utilizing such support services?                                               No       S/C

10  If Debtor utilized the services of employees of Enron Service Companies, excluding ENE,
    was Debtor charged for the use of such employees?                                                Yes      No S/C

11  During the two years prior to the Initial Petition Date, was there an overlap between
    directors/executives of Debtor and directors/executives of ENE?  If yes, how many                Yes, 5
    individuals overlapped?                                                                           of  7      S/C

12  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of Debtors other than ENE?  If
    yes, how many individuals overlapped?                                                           Yes, 7     S/C

13  As of the Initial Petition Date, did Debtor participate in the ENE centralized cash
    management system?                                                                               Yes       S/C

14  Was Debtor included in ENE's 2001 consolidated federal income tax returns?                       Yes       S/C

15  If required, did Debtor file separate state and local tax returns?                               Yes      No S/C

16  Was Debtor included in ENE's consolidated publicly disseminated financial reports?               Yes       S/C

17  Did Debtor disseminate Debtor-specific financial information such that a third party
    could assess Debtor's separate creditworthiness prior to extending credit?                        No       S/C

18  Was Debtor given a credit rating separate and apart from ENE's credit rating?                     No       S/C

19  Did Debtor receive ENE credit support in the form of guaranties?                                  No      No S/C

20  Did Debtor receive ENE credit support in the form of an ENE guaranty of an affiliate's
    guaranty of Debtor's obligations?                                                                 No      No S/C

21  Did Debtor receive credit support in the form of letters of credit issued by ENE on its
    behalf?                                                                                           No      No S/C

22  In the eighteen months preceding the Initial Petition Date, did Debtor receive funding
    for its business activities from ENE?                                                            Yes       S/C

23  Did Debtor transact substantially all of its business with one or more of the other Enron
    Companies?                                                                                       Yes       S/C

24  Was Debtor required to submit material transactions for approval to the ENE board, ENE
    Office of the Chair and/or ENE Risk Assessment and Control Group?                                Yes       S/C

25  In addition to any approvals required at the ENE level, did Debtor submit material
    transactions to its own board for approval?                                                      Yes      No S/C

26  Did Debtor conduct all statutorily or otherwise required board (for corporations) or
    management/partnership meetings (for limited liability companies and partnerships)?              Yes      No S/C

27  If either of the two preceding questions were answered "yes," were the decisions
    substantially all made or meetings substantially all held by written consent?                    Yes       S/C

28  If Debtor was formed by the Enron Companies, were all corporate formalities observed in
    the formation?                                                                                   Yes      No S/C

29  Rather than settling intercompany obligations in cash, did the Debtor ever settle intercompany balances with Enron entities other than ENE by
    transferring intercompany obligations to ENE?                                                    Yes       S/C

30  As of the Initial Petition Date, was the Debtor obligated on intercompany payables to
    five or more of the other Debtors?                                                               Yes       S/C

31  As of the Initial Petition Date, was the Debtor holding intercompany receivables from
    five or more of the other Debtors?                                                                No      No S/C

Legend: "N/A" means not applicable, "S/C" means arguably supportive of substantive consolidation with other Debtors, and "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                  St. Charles Development Company, L.L.C.
As of 12/2/01, Direct Subsidiary of:     Delta Land Development Company, LLC
Business Segment as of 12/2/01:          Wholesale
Formed or Acquired by Enron Companies:   Formed 2000
Debtor #                                 94

 1  As of the Initial Petition Date, was Debtor directly or indirectly wholly owned by ENE?          Yes        S/C

 2  Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                    Yes        S/C

 3  Did Debtor share office space or other facilities with ENE?                                      No       No S/C

 4  If either of the two preceding questions were answered "yes," was Debtor charged for the
    use of such legal address, office space or other facilities?                                     No         S/C

 5  Prior to the Initial Petition Date, were separate books and records maintained for Debtor?       Yes      No S/C

 6  Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities as of its
    Petition Date?                                                                                   Yes      No S/C

 7  Did Debtor file Schedules of Assets reflecting Debtor's assets as of its Petition Date?          Yes      No S/C

 8  Was Debtor identified as legal employer of any employees?                                        No         S/C

 9  If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was
    Debtor charged for utilizing such support services?                                              No         S/C

10  If Debtor utilized the services of employees of Enron Service Companies, excluding ENE,
    was Debtor charged for the use of such employees?                                                No         S/C

11  During the two years prior to the Initial Petition Date, was there an overlap between
    directors/executives of Debtor and directors/executives of ENE?  If yes, how many             Yes, 2 of
    individuals overlapped?                                                                           8         S/C

12  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of Debtors other than ENE?  If
    yes, how many individuals overlapped?                                                          Yes, 7       S/C

13  As of the Initial Petition Date, did Debtor participate in the ENE centralized cash
    management system?                                                                               No       No S/C

14  Was Debtor included in ENE's 2001 consolidated federal income tax returns?                       Yes        S/C

15  If required, did Debtor file separate state and local tax returns?                               N/A        N/A

16  Was Debtor included in ENE's consolidated publicly disseminated financial reports?               Yes        S/C

17  Did Debtor disseminate Debtor-specific financial information such that a third party
    could assess Debtor's separate creditworthiness prior to extending credit?                       No         S/C

18  Was Debtor given a credit rating separate and apart from ENE's credit rating?                    No         S/C

19  Did Debtor receive ENE credit support in the form of guaranties?                                 No       No S/C

20  Did Debtor receive ENE credit support in the form of an ENE guaranty of an affiliate's
    guaranty of Debtor's obligations?                                                                No       No S/C

21  Did Debtor receive credit support in the form of letters of credit issued by ENE on its
    behalf?                                                                                          No       No S/C

22  In the eighteen months preceding the Initial Petition Date, did Debtor receive funding
    for its business activities from ENE?                                                            No       No S/C

23  Did Debtor transact substantially all of its business with one or more of the other Enron
    Companies?                                                                                       Yes        S/C

24  Was Debtor required to submit material transactions for approval to the ENE board, ENE
    Office of the Chair and/or ENE Risk Assessment and Control Group?                                Yes        S/C

25  In addition to any approvals required at the ENE level, did Debtor submit material
    transactions to its own board for approval?                                                      No         S/C

26  Did Debtor conduct all statutorily or otherwise required board (for corporations) or
    management/partnership meetings (for limited liability companies and partnerships)?              Yes      No S/C

27  If either of the two preceding questions were answered "yes," were the decisions
    substantially all made or meetings substantially all held by written consent?                    Yes        S/C

28  If Debtor was formed by the Enron Companies, were all corporate formalities observed in
    the formation?                                                                                   Yes      No S/C

29  Rather than settling intercompany obligations in cash, did the Debtor ever settle intercompany balances with Enron entities other than ENE by transferring intercompany
    obligations to ENE?                                                                              No       No S/C

30  As of the Initial Petition Date, was the Debtor obligated on intercompany payables to
    five or more of the other Debtors?                                                               No       No S/C

31  As of the Initial Petition Date, was the Debtor holding intercompany receivables from
    five or more of the other Debtors?                                                               No       No S/C

Legend: "N/A" means not applicable, "S/C" means arguably supportive of substantive consolidation with other Debtors, and "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                            Superior Construction Company
As of 12/2/01, Direct Subsidiary of:               Enron Power Corp - US
Business Segment as of 12/2/01:                    Retail
Formed or Acquired by Enron Companies:             Formed 1997
Debtor #                                           156

 1  As of the Initial Petition Date, was Debtor directly or indirectly wholly owned by ENE?          Yes        S/C

 2  Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                    Yes        S/C

 3  Did Debtor share office space or other facilities with ENE?                                      No       No S/C

 4  If either of the two preceding questions were answered "yes," was Debtor charged for the
    use of such legal address, office space or other facilities?                                     No         S/C

 5  Prior to the Initial Petition Date, were separate books and records maintained for Debtor?       Yes      No S/C

 6  Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities as of its
    Petition Date?                                                                                   Yes      No S/C

 7  Did Debtor file Schedules of Assets reflecting Debtor's assets as of its Petition Date?          Yes      No S/C

 8  Was Debtor identified as legal employer of any employees?                                        No         S/C

 9  If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was
    Debtor charged for utilizing such support services?                                              No         S/C

10  If Debtor utilized the services of employees of Enron Service Companies, excluding ENE,
    was Debtor charged for the use of such employees?                                                Yes      No S/C

11  During the two years prior to the Initial Petition Date, was there an overlap between
    directors/executives of Debtor and directors/executives of ENE?  If yes, how many             Yes, 3 of
    individuals overlapped?                                                                           9         S/C

12  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of Debtors other than ENE?  If
    yes, how many individuals overlapped?                                                          Yes, 9       S/C

13  As of the Initial Petition Date, did Debtor participate in the ENE centralized cash
    management system?                                                                               Yes        S/C

14  Was Debtor included in ENE's 2001 consolidated federal income tax returns?                       Yes        S/C

15  If required, did Debtor file separate state and local tax returns?                               Yes      No S/C

16  Was Debtor included in ENE's consolidated publicly disseminated financial reports?               Yes        S/C

17  Did Debtor disseminate Debtor-specific financial information such that a third party
    could assess Debtor's separate creditworthiness prior to extending credit?                       No         S/C

18  Was Debtor given a credit rating separate and apart from ENE's credit rating?                    No         S/C

19  Did Debtor receive ENE credit support in the form of guaranties?                                 Yes        S/C

20  Did Debtor receive ENE credit support in the form of an ENE guaranty of an affiliate's
    guaranty of Debtor's obligations?                                                                No       No S/C

21  Did Debtor receive credit support in the form of letters of credit issued by ENE on its
    behalf?                                                                                          Yes        S/C

22  In the eighteen months preceding the Initial Petition Date, did Debtor receive funding
    for its business activities from ENE?                                                            No       No S/C

23  Did Debtor transact substantially all of its business with one or more of the other Enron
    Companies?                                                                                       Yes        S/C

24  Was Debtor required to submit material transactions for approval to the ENE board, ENE
    Office of the Chair and/or ENE Risk Assessment and Control Group?                                Yes        S/C

25  In addition to any approvals required at the ENE level, did Debtor submit material
    transactions to its own board for approval?                                                      Yes      No S/C

26  Did Debtor conduct all statutorily or otherwise required board (for corporations) or
    management/partnership meetings (for limited liability companies and partnerships)?              Yes      No S/C

27  If either of the two preceding questions were answered "yes," were the decisions
    substantially all made or meetings substantially all held by written consent?                    Yes        S/C

28  If Debtor was formed by the Enron Companies, were all corporate formalities observed in
    the formation?                                                                                   Yes      No S/C

29  Rather than settling intercompany obligations in cash, did the Debtor ever settle intercompany balances with Enron entities other than ENE by transferring intercompany
    obligations to ENE?                                                                              Yes        S/C

30  As of the Initial Petition Date, was the Debtor obligated on intercompany payables to
    five or more of the other Debtors?                                                               Yes        S/C

31  As of the Initial Petition Date, was the Debtor holding intercompany receivables from
    five or more of the other Debtors?                                                               No       No S/C

Legend: "N/A" means not applicable, "S/C" means arguably supportive of substantive consolidation with other Debtors, and "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                    Tenant Services, Inc.
As of 12/2/01, Direct Subsidiary of:       Enron Energy Services Operations, Inc
Business Segment as of 12/2/01:            Retail
Formed or Acquired by Enron Companies:     Formed 1999
Debtor #                                   24

 1  As of the Initial Petition Date, was Debtor directly or indirectly wholly owned by ENE?           Yes       S/C

 2  Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                     Yes       S/C

 3  Did Debtor share office space or other facilities with ENE?                                       Yes       S/C

 4  If either of the two preceding questions were answered "yes," was Debtor charged for the
    use of such legal address, office space or other facilities?                                      No        S/C

 5  Prior to the Initial Petition Date, were separate books and records maintained for Debtor?        Yes     No S/C

 6  Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities as of its
    Petition Date?                                                                                    Yes     No S/C

 7  Did Debtor file Schedules of Assets reflecting Debtor's assets as of its Petition Date?           Yes     No S/C

 8  Was Debtor identified as legal employer of any employees?                                         Yes     No S/C

 9  If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was
    Debtor charged for utilizing such support services?                                               No        S/C

10  If Debtor utilized the services of employees of Enron Service Companies, excluding ENE,
    was Debtor charged for the use of such employees?                                                 No        S/C

11  During the two years prior to the Initial Petition Date, was there an overlap between
    directors/executives of Debtor and directors/executives of ENE?  If yes, how many             Yes, 3 of
    individuals overlapped?                                                                           14        S/C

12  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of Debtors other than ENE?  If
    yes, how many individuals overlapped?                                                           Yes, 14     S/C

13  As of the Initial Petition Date, did Debtor participate in the ENE centralized cash
    management system?                                                                                Yes       S/C

14  Was Debtor included in ENE's 2001 consolidated federal income tax returns?                        Yes       S/C

15  If required, did Debtor file separate state and local tax returns?                                Yes     No S/C

16  Was Debtor included in ENE's consolidated publicly disseminated financial reports?                Yes       S/C

17  Did Debtor disseminate Debtor-specific financial information such that a third party
    could assess Debtor's separate creditworthiness prior to extending credit?                        No        S/C

18  Was Debtor given a credit rating separate and apart from ENE's credit rating?                     No        S/C

19  Did Debtor receive ENE credit support in the form of guaranties?                                  No      No S/C

20  Did Debtor receive ENE credit support in the form of an ENE guaranty of an affiliate's
    guaranty of Debtor's obligations?                                                                 No      No S/C

21  Did Debtor receive credit support in the form of letters of credit issued by ENE on its
    behalf?                                                                                           No      No S/C

22  In the eighteen months preceding the Initial Petition Date, did Debtor receive funding
    for its business activities from ENE?                                                             Yes       S/C

23  Did Debtor transact substantially all of its business with one or more of the other Enron
    Companies?                                                                                        No      No S/C

24  Was Debtor required to submit material transactions for approval to the ENE board, ENE
    Office of the Chair and/or ENE Risk Assessment and Control Group?                                 Yes       S/C

25  In addition to any approvals required at the ENE level, did Debtor submit material
    transactions to its own board for approval?                                                       Yes     No S/C

26  Did Debtor conduct all statutorily or otherwise required board (for corporations) or
    management/partnership meetings (for limited liability companies and partnerships)?               Yes     No S/C

27  If either of the two preceding questions were answered "yes," were the decisions
    substantially all made or meetings substantially all held by written consent?                     Yes       S/C

28  If Debtor was formed by the Enron Companies, were all corporate formalities observed in
    the formation?                                                                                    Yes     No S/C

29  Rather than settling intercompany obligations in cash, did the Debtor ever settle intercompany balances with Enron entities other than ENE by transferring intercompany
    obligations to ENE?                                                                               Yes       S/C

30  As of the Initial Petition Date, was the Debtor obligated on intercompany payables to
    five or more of the other Debtors?                                                                No      No S/C

31  As of the Initial Petition Date, was the Debtor holding intercompany receivables from
    five or more of the other Debtors?                                                                No      No S/C

Legend: "N/A" means not applicable, "S/C" means arguably supportive of substantive consolidation with other Debtors, and "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                                  The Protane Corporation
As of 12/2/01, Direct Subsidiary of:                     Enron Americas, Inc.
Business Segment as of 12/2/01:                          Wholesale
Formed or Acquired by Enron Companies:                   Acquired 1967
Debtor #                                                 166

 1  As of the Initial Petition Date, was Debtor directly or indirectly wholly owned by ENE?          Yes        S/C

 2  Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                    Yes        S/C

 3  Did Debtor share office space or other facilities with ENE?                                      No       No S/C

 4  If either of the two preceding questions were answered "yes," was Debtor charged for the
    use of such legal address, office space or other facilities?                                     No         S/C

 5  Prior to the Initial Petition Date, were separate books and records maintained for Debtor?       Yes      No S/C

 6  Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities as of its
    Petition Date?                                                                                   Yes      No S/C

 7  Did Debtor file Schedules of Assets reflecting Debtor's assets as of its Petition Date?          Yes      No S/C

 8  Was Debtor identified as legal employer of any employees?                                        No         S/C

 9  If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was
    Debtor charged for utilizing such support services?                                              No         S/C

10  If Debtor utilized the services of employees of Enron Service Companies, excluding ENE,
    was Debtor charged for the use of such employees?                                                Yes      No S/C

11  During the two years prior to the Initial Petition Date, was there an overlap between
    directors/executives of Debtor and directors/executives of ENE?  If yes, how many             Yes, 4 of
    individuals overlapped?                                                                           9         S/C

12  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of Debtors other than ENE?  If
    yes, how many individuals overlapped?                                                          Yes, 9       S/C

13  As of the Initial Petition Date, did Debtor participate in the ENE centralized cash
    management system?                                                                               Yes        S/C

14  Was Debtor included in ENE's 2001 consolidated federal income tax returns?                       Yes        S/C

15  If required, did Debtor file separate state and local tax returns?                               Yes      No S/C

16  Was Debtor included in ENE's consolidated publicly disseminated financial reports?               Yes        S/C

17  Did Debtor disseminate Debtor-specific financial information such that a third party
    could assess Debtor's separate creditworthiness prior to extending credit?                       No         S/C

18  Was Debtor given a credit rating separate and apart from ENE's credit rating?                    No         S/C

19  Did Debtor receive ENE credit support in the form of guaranties?                                 No       No S/C

20  Did Debtor receive ENE credit support in the form of an ENE guaranty of an affiliate's
    guaranty of Debtor's obligations?                                                                No       No S/C

21  Did Debtor receive credit support in the form of letters of credit issued by ENE on its
    behalf?                                                                                          No       No S/C

22  In the eighteen months preceding the Initial Petition Date, did Debtor receive funding
    for its business activities from ENE?                                                            Yes        S/C

23  Did Debtor transact substantially all of its business with one or more of the other Enron
    Companies?                                                                                       Yes        S/C

24  Was Debtor required to submit material transactions for approval to the ENE board, ENE
    Office of the Chair and/or ENE Risk Assessment and Control Group?                                Yes        S/C

25  In addition to any approvals required at the ENE level, did Debtor submit material
    transactions to its own board for approval?                                                      Yes      No S/C

26  Did Debtor conduct all statutorily or otherwise required board (for corporations) or
    management/partnership meetings (for limited liability companies and partnerships)?              Yes      No S/C

27  If either of the two preceding questions were answered "yes," were the decisions
    substantially all made or meetings substantially all held by written consent?                    Yes        S/C

28  If Debtor was formed by the Enron Companies, were all corporate formalities observed in
    the formation?                                                                                   N/A        N/A

29  Rather than settling intercompany obligations in cash, did the Debtor ever settle intercompany balances with Enron entities other than ENE by transferring intercompany
    obligations to ENE?                                                                              No       No S/C

30  As of the Initial Petition Date, was the Debtor obligated on intercompany payables to
    five or more of the other Debtors?                                                               Yes        S/C

31  As of the Initial Petition Date, was the Debtor holding intercompany receivables from
    five or more of the other Debtors?                                                               No       No S/C

Legend: "N/A" means not applicable, "S/C" means arguably supportive of substantive consolidation with other Debtors, and "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                           TLS Investors, L.L.C.
As of 12/2/01, Direct Subsidiary of:              ECT Merchant Investments Corp.
Business Segment as of 12/2/01:                   Wholesale
Formed or Acquired by Enron Companies:            Formed 1999
Debtor #                                          125

 1  As of the Initial Petition Date, was Debtor directly or indirectly wholly owned by ENE?          Yes        S/C

 2  Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                    Yes        S/C

 3  Did Debtor share office space or other facilities with ENE?                                      No       No S/C

 4  If either of the two preceding questions were answered "yes," was Debtor charged for the
    use of such legal address, office space or other facilities?                                     No         S/C

 5  Prior to the Initial Petition Date, were separate books and records maintained for Debtor?       Yes      No S/C

 6  Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities as of its
    Petition Date?                                                                                   Yes      No S/C

 7  Did Debtor file Schedules of Assets reflecting Debtor's assets as of its Petition Date?          Yes      No S/C

 8  Was Debtor identified as legal employer of any employees?                                        No         S/C

 9  If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was
    Debtor charged for utilizing such support services?                                              No         S/C

10  If Debtor utilized the services of employees of Enron Service Companies, excluding ENE,
    was Debtor charged for the use of such employees?                                                No         S/C

11  During the two years prior to the Initial Petition Date, was there an overlap between
    directors/executives of Debtor and directors/executives of ENE?  If yes, how many             Yes, 3 of
    individuals overlapped?                                                                           9         S/C

12  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of Debtors other than ENE?  If
    yes, how many individuals overlapped?                                                          Yes, 9       S/C

13  As of the Initial Petition Date, did Debtor participate in the ENE centralized cash
    management system?                                                                               Yes        S/C

14  Was Debtor included in ENE's 2001 consolidated federal income tax returns?                       Yes        S/C

15  If required, did Debtor file separate state and local tax returns?                               N/A        N/A

16  Was Debtor included in ENE's consolidated publicly disseminated financial reports?               Yes        S/C

17  Did Debtor disseminate Debtor-specific financial information such that a third party
    could assess Debtor's separate creditworthiness prior to extending credit?                       No         S/C

18  Was Debtor given a credit rating separate and apart from ENE's credit rating?                    No         S/C

19  Did Debtor receive ENE credit support in the form of guaranties?                                 No       No S/C

20  Did Debtor receive ENE credit support in the form of an ENE guaranty of an affiliate's
    guaranty of Debtor's obligations?                                                                No       No S/C

21  Did Debtor receive credit support in the form of letters of credit issued by ENE on its
    behalf?                                                                                          No       No S/C

22  In the eighteen months preceding the Initial Petition Date, did Debtor receive funding
    for its business activities from ENE?                                                            Yes        S/C

23  Did Debtor transact substantially all of its business with one or more of the other Enron
    Companies?                                                                                       No       No S/C

24  Was Debtor required to submit material transactions for approval to the ENE board, ENE
    Office of the Chair and/or ENE Risk Assessment and Control Group?                                Yes        S/C

25  In addition to any approvals required at the ENE level, did Debtor submit material
    transactions to its own board for approval?                                                      No         S/C

26  Did Debtor conduct all statutorily or otherwise required board (for corporations) or
    management/partnership meetings (for limited liability companies and partnerships)?              Yes      No S/C

27  If either of the two preceding questions were answered "yes," were the decisions
    substantially all made or meetings substantially all held by written consent?                    Yes        S/C

28  If Debtor was formed by the Enron Companies, were all corporate formalities observed in
    the formation?                                                                                   Yes      No S/C

29  Rather than settling intercompany obligations in cash, did the Debtor ever settle intercompany balances with Enron entities other than ENE by transferring intercompany
    obligations to ENE?                                                                              Yes        S/C

30  As of the Initial Petition Date, was the Debtor obligated on intercompany payables to
    five or more of the other Debtors?                                                               No       No S/C

31  As of the Initial Petition Date, was the Debtor holding intercompany receivables from
    five or more of the other Debtors?                                                               No       No S/C

Legend: "N/A" means not applicable, "S/C" means arguably supportive of substantive consolidation with other Debtors, and "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                       Transwestern Gathering Company
As of 12/2/01, Direct Subsidiary of:          Enron Transportation Services, LLC
Business Segment as of 12/2/01:               Transportation
Formed or Acquired by Enron Companies:        Formed 1994
Debtor #                                      146

 1  As of the Initial Petition Date, was Debtor directly or indirectly wholly owned by ENE?         Yes         S/C

 2  Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                   Yes         S/C

 3  Did Debtor share office space or other facilities with ENE?                                     No        No S/C

 4  If either of the two preceding questions were answered "yes," was Debtor charged for the
    use of such legal address, office space or other facilities?                                    No          S/C

 5  Prior to the Initial Petition Date, were separate books and records maintained for Debtor?      Yes       No S/C

 6  Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities as of its
    Petition Date?                                                                                  Yes       No S/C

 7  Did Debtor file Schedules of Assets reflecting Debtor's assets as of its Petition Date?         Yes       No S/C

 8  Was Debtor identified as legal employer of any employees?                                       No          S/C

 9  If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was
    Debtor charged for utilizing such support services?                                             No          S/C

10  If Debtor utilized the services of employees of Enron Service Companies, excluding ENE,
    was Debtor charged for the use of such employees?                                               No          S/C

11  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of ENE?  If yes, how many
    individuals overlapped?                                                                         No        No S/C

12  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of Debtors other than ENE?  If
    yes, how many individuals overlapped?                                                         Yes, 2        S/C

13  As of the Initial Petition Date, did Debtor participate in the ENE centralized cash
    management system?                                                                              No        No S/C

14  Was Debtor included in ENE's 2001 consolidated federal income tax returns?                      Yes         S/C

15  If required, did Debtor file separate state and local tax returns?                              N/A         N/A

16  Was Debtor included in ENE's consolidated publicly disseminated financial reports?              Yes         S/C

17  Did Debtor disseminate Debtor-specific financial information such that a third party
    could assess Debtor's separate creditworthiness prior to extending credit?                      No          S/C

18  Was Debtor given a credit rating separate and apart from ENE's credit rating?                   No          S/C

19  Did Debtor receive ENE credit support in the form of guaranties?                                No        No S/C

20  Did Debtor receive ENE credit support in the form of an ENE guaranty of an affiliate's
    guaranty of Debtor's obligations?                                                               No        No S/C

21  Did Debtor receive credit support in the form of letters of credit issued by ENE on its
    behalf?                                                                                         No        No S/C

22  In the eighteen months preceding the Initial Petition Date, did Debtor receive funding
    for its business activities from ENE?                                                           No        No S/C

23  Did Debtor transact substantially all of its business with one or more of the other Enron
    Companies?                                                                                      Yes         S/C

24  Was Debtor required to submit material transactions for approval to the ENE board, ENE
    Office of the Chair and/or ENE Risk Assessment and Control Group?                               Yes         S/C

25  In addition to any approvals required at the ENE level, did Debtor submit material
    transactions to its own board for approval?                                                     No          S/C

26  Did Debtor conduct all statutorily or otherwise required board (for corporations) or
    management/partnership meetings (for limited liability companies and partnerships)?             Yes       No S/C

27  If either of the two preceding questions were answered "yes," were the decisions
    substantially all made or meetings substantially all held by written consent?                   Yes         S/C

28  If Debtor was formed by the Enron Companies, were all corporate formalities observed in
    the formation?                                                                                  Yes       No S/C

29  Rather than settling intercompany obligations in cash, did the Debtor ever settle intercompany balances with Enron entities other than ENE by transferring intercompany
    obligations to ENE?                                                                             No        No S/C

30  As of the Initial Petition Date, was the Debtor obligated on intercompany payables to
    five or more of the other Debtors?                                                              No        No S/C

31  As of the Initial Petition Date, was the Debtor holding intercompany receivables from
    five or more of the other Debtors?                                                              No        No S/C

Legend: "N/A" means not applicable, "S/C" means arguably supportive of substantive consolidation with other Debtors, and "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                   Victory Garden Power Partners I L.L.C.
As of 12/2/01, Direct Subsidiary of:      Enron Wind Development Corp.
Business Segment as of 12/2/01:           Corp & Other
Formed or Acquired by Enron Companies:    Formed 1998
Debtor #                                  178

 1  As of the Initial Petition Date, was Debtor directly or indirectly wholly owned by ENE?         Yes         S/C

 2  Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                   No        No S/C

 3  Did Debtor share office space or other facilities with ENE?                                     No        No S/C

 4  If either of the two preceding questions were answered "yes," was Debtor charged for the
    use of such legal address, office space or other facilities?                                    N/A         N/A

 5  Prior to the Initial Petition Date, were separate books and records maintained for Debtor?      Yes       No S/C

 6  Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities as of its
    Petition Date?                                                                                  Yes       No S/C

 7  Did Debtor file Schedules of Assets reflecting Debtor's assets as of its Petition Date?         Yes       No S/C

 8  Was Debtor identified as legal employer of any employees?                                       Yes       No S/C

 9  If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was
    Debtor charged for utilizing such support services?                                             No          S/C

10  If Debtor utilized the services of employees of Enron Service Companies, excluding ENE,
    was Debtor charged for the use of such employees?                                               No          S/C

11  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of ENE?  If yes, how many
    individuals overlapped?                                                                         No        No S/C

12  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of Debtors other than ENE?  If
    yes, how many individuals overlapped?                                                         Yes, 2        S/C

13  As of the Initial Petition Date, did Debtor participate in the ENE centralized cash
    management system?                                                                              No        No S/C

14  Was Debtor included in ENE's 2001 consolidated federal income tax returns?                      No        No S/C

15  If required, did Debtor file separate state and local tax returns?                              Yes       No S/C

16  Was Debtor included in ENE's consolidated publicly disseminated financial reports?              Yes         S/C

17  Did Debtor disseminate Debtor-specific financial information such that a third party
    could assess Debtor's separate creditworthiness prior to extending credit?                      No          S/C

18  Was Debtor given a credit rating separate and apart from ENE's credit rating?                   No          S/C

19  Did Debtor receive ENE credit support in the form of guaranties?                                No        No S/C

20  Did Debtor receive ENE credit support in the form of an ENE guaranty of an affiliate's
    guaranty of Debtor's obligations?                                                               No        No S/C

21  Did Debtor receive credit support in the form of letters of credit issued by ENE on its
    behalf?                                                                                         No        No S/C

22  In the eighteen months preceding the Initial Petition Date, did Debtor receive funding
    for its business activities from ENE?                                                           No        No S/C

23  Did Debtor transact substantially all of its business with one or more of the other Enron
    Companies?                                                                                      No        No S/C

24  Was Debtor required to submit material transactions for approval to the ENE board, ENE
    Office of the Chair and/or ENE Risk Assessment and Control Group?                               Yes         S/C

25  In addition to any approvals required at the ENE level, did Debtor submit material
    transactions to its own board for approval?                                                     No          S/C

26  Did Debtor conduct all statutorily or otherwise required board (for corporations) or
    management/partnership meetings (for limited liability companies and partnerships)?             Yes       No S/C

27  If either of the two preceding questions were answered "yes," were the decisions
    substantially all made or meetings substantially all held by written consent?                   Yes         S/C

28  If Debtor was formed by the Enron Companies, were all corporate formalities observed in
    the formation?                                                                                  Yes       No S/C

29  Rather than settling intercompany obligations in cash, did the Debtor ever settle intercompany balances with Enron entities other than ENE by transferring intercompany
    obligations to ENE?                                                                             No        No S/C

30  As of the Initial Petition Date, was the Debtor obligated on intercompany payables to
    five or more of the other Debtors?                                                              No        No S/C

31  As of the Initial Petition Date, was the Debtor holding intercompany receivables from
    five or more of the other Debtors?                                                              No        No S/C

Legend: "N/A" means not applicable, "S/C" means arguably supportive of substantive consolidation with other Debtors, and "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                  Zond Minnesota Construction Company LLC
As of 12/2/01, Direct Subsidiary of:     Enron Wind Constructors LLC
Business Segment as of 12/2/01:          Corp & Other
Formed or Acquired by Enron Companies:   Formed 1997
Debtor #                                 71

 1  As of the Initial Petition Date, was Debtor directly or indirectly wholly owned by ENE?         Yes         S/C

 2  Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                   No        No S/C

 3  Did Debtor share office space or other facilities with ENE?                                     No        No S/C

 4  If either of the two preceding questions were answered "yes," was Debtor charged for the
    use of such legal address, office space or other facilities?                                    N/A         N/A

 5  Prior to the Initial Petition Date, were separate books and records maintained for Debtor?      Yes       No S/C

 6  Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities as of its
    Petition Date?                                                                                  Yes       No S/C

 7  Did Debtor file Schedules of Assets reflecting Debtor's assets as of its Petition Date?         Yes       No S/C

 8  Was Debtor identified as legal employer of any employees?                                       No          S/C

 9  If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was
    Debtor charged for utilizing such support services?                                             No          S/C

10  If Debtor utilized the services of employees of Enron Service Companies, excluding ENE,
    was Debtor charged for the use of such employees?                                               No          S/C

11  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of ENE?  If yes, how many
    individuals overlapped?                                                                         No        No S/C

12  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of Debtors other than ENE?  If
    yes, how many individuals overlapped?                                                         Yes, 2        S/C

13  As of the Initial Petition Date, did Debtor participate in the ENE centralized cash
    management system?                                                                              No        No S/C

14  Was Debtor included in ENE's 2001 consolidated federal income tax returns?                      No        No S/C

15  If required, did Debtor file separate state and local tax returns?                              Yes       No S/C

16  Was Debtor included in ENE's consolidated publicly disseminated financial reports?              Yes         S/C

17  Did Debtor disseminate Debtor-specific financial information such that a third party
    could assess Debtor's separate creditworthiness prior to extending credit?                      No          S/C

18  Was Debtor given a credit rating separate and apart from ENE's credit rating?                   No          S/C

19  Did Debtor receive ENE credit support in the form of guaranties?                                No        No S/C

20  Did Debtor receive ENE credit support in the form of an ENE guaranty of an affiliate's
    guaranty of Debtor's obligations?                                                               No        No S/C

21  Did Debtor receive credit support in the form of letters of credit issued by ENE on its
    behalf?                                                                                         No        No S/C

22  In the eighteen months preceding the Initial Petition Date, did Debtor receive funding
    for its business activities from ENE?                                                           No        No S/C

23  Did Debtor transact substantially all of its business with one or more of the other Enron
    Companies?                                                                                      Yes         S/C

24  Was Debtor required to submit material transactions for approval to the ENE board, ENE
    Office of the Chair and/or ENE Risk Assessment and Control Group?                               Yes         S/C

25  In addition to any approvals required at the ENE level, did Debtor submit material
    transactions to its own board for approval?                                                     No          S/C

26  Did Debtor conduct all statutorily or otherwise required board (for corporations) or
    management/partnership meetings (for limited liability companies and partnerships)?             Yes       No S/C

27  If either of the two preceding questions were answered "yes," were the decisions
    substantially all made or meetings substantially all held by written consent?                   Yes         S/C

28  If Debtor was formed by the Enron Companies, were all corporate formalities observed in
    the formation?                                                                                  Yes       No S/C

29  Rather than settling intercompany obligations in cash, did the Debtor ever settle intercompany balances with Enron entities other than ENE by transferring intercompany
    obligations to ENE?                                                                             No        No S/C

30  As of the Initial Petition Date, was the Debtor obligated on intercompany payables to
    five or more of the other Debtors?                                                              No        No S/C

31  As of the Initial Petition Date, was the Debtor holding intercompany receivables from
    five or more of the other Debtors?                                                              No        No S/C

Legend: "N/A" means not applicable, "S/C" means arguably supportive of substantive consolidation with other Debtors, and "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                                   Zond Pacific, Inc.
As of 12/2/01, Direct Subsidiary of:                      Enron Wind Systems LLC
Business Segment as of 12/2/01:                           Corp & Other
Formed or Acquired by Enron Companies:                    Acquired 1997
Debtor #                                                  63

 1  As of the Initial Petition Date, was Debtor directly or indirectly wholly owned by ENE?           Yes       S/C

 2  Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                     No      No S/C

 3  Did Debtor share office space or other facilities with ENE?                                       No      No S/C

 4  If either of the two preceding questions were answered "yes," was Debtor charged for the
    use of such legal address, office space or other facilities?                                      N/A       N/A

 5  Prior to the Initial Petition Date, were separate books and records maintained for Debtor?        Yes     No S/C

 6  Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities as of its
    Petition Date?                                                                                    Yes     No S/C

 7  Did Debtor file Schedules of Assets reflecting Debtor's assets as of its Petition Date?           Yes     No S/C

 8  Was Debtor identified as legal employer of any employees?                                         No        S/C

 9  If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was
    Debtor charged for utilizing such support services?                                               No        S/C

10  If Debtor utilized the services of employees of Enron Service Companies, excluding ENE,
    was Debtor charged for the use of such employees?                                                 No        S/C

11  During the two years prior to the Initial Petition Date, was there an overlap between
    directors/executives of Debtor and directors/executives of ENE?  If yes, how many             Yes, 1 of
    individuals overlapped?                                                                            6        S/C

12  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of Debtors other than ENE?  If
    yes, how many individuals overlapped?                                                           Yes, 5      S/C

13  As of the Initial Petition Date, did Debtor participate in the ENE centralized cash
    management system?                                                                                No      No S/C

14  Was Debtor included in ENE's 2001 consolidated federal income tax returns?                        No      No S/C

15  If required, did Debtor file separate state and local tax returns?                                Yes     No S/C

16  Was Debtor included in ENE's consolidated publicly disseminated financial reports?                Yes       S/C

17  Did Debtor disseminate Debtor-specific financial information such that a third party
    could assess Debtor's separate creditworthiness prior to extending credit?                        No        S/C

18  Was Debtor given a credit rating separate and apart from ENE's credit rating?                     No        S/C

19  Did Debtor receive ENE credit support in the form of guaranties?                                  No      No S/C

20  Did Debtor receive ENE credit support in the form of an ENE guaranty of an affiliate's
    guaranty of Debtor's obligations?                                                                 No      No S/C

21  Did Debtor receive credit support in the form of letters of credit issued by ENE on its
    behalf?                                                                                           No      No S/C

22  In the eighteen months preceding the Initial Petition Date, did Debtor receive funding
    for its business activities from ENE?                                                             No      No S/C

23  Did Debtor transact substantially all of its business with one or more of the other Enron
    Companies?                                                                                        Yes       S/C

24  Was Debtor required to submit material transactions for approval to the ENE board, ENE
    Office of the Chair and/or ENE Risk Assessment and Control Group?                                 Yes       S/C

25  In addition to any approvals required at the ENE level, did Debtor submit material
    transactions to its own board for approval?                                                       No        S/C

26  Did Debtor conduct all statutorily or otherwise required board (for corporations) or
    management/partnership meetings (for limited liability companies and partnerships)?               Yes     No S/C

27  If either of the two preceding questions were answered "yes," were the decisions
    substantially all made or meetings substantially all held by written consent?                     Yes       S/C

28  If Debtor was formed by the Enron Companies, were all corporate formalities observed in
    the formation?                                                                                    N/A       N/A

29  Rather than settling intercompany obligations in cash, did the Debtor ever settle intercompany balances with Enron entities other than ENE by transferring intercompany
    obligations to ENE?                                                                               No      No S/C

30  As of the Initial Petition Date, was the Debtor obligated on intercompany payables to
    five or more of the other Debtors?                                                                No      No S/C

31  As of the Initial Petition Date, was the Debtor holding intercompany receivables from
    five or more of the other Debtors?                                                                No      No S/C

Legend: "N/A" means not applicable, "S/C" means arguably supportive of substantive consolidation with other Debtors, and "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                                   ZWHC LLC
As of 12/2/01, Direct Subsidiary of:                      Enron Wind Systems LLC
Business Segment as of 12/2/01:                           Corp & Other
Formed or Acquired by Enron Companies:                    Acquired 1997
Debtor #                                                  62

 1  As of the Initial Petition Date, was Debtor directly or indirectly wholly owned by ENE?         Yes         S/C

 2  Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                   No        No S/C

 3  Did Debtor share office space or other facilities with ENE?                                     No        No S/C

 4  If either of the two preceding questions were answered "yes," was Debtor charged for the
    use of such legal address, office space or other facilities?                                    N/A         N/A

 5  Prior to the Initial Petition Date, were separate books and records maintained for Debtor?      Yes       No S/C

 6  Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities as of its
    Petition Date?                                                                                  Yes       No S/C

 7  Did Debtor file Schedules of Assets reflecting Debtor's assets as of its Petition Date?         Yes       No S/C

 8  Was Debtor identified as legal employer of any employees?                                       No          S/C

 9  If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was
    Debtor charged for utilizing such support services?                                             No          S/C

10  If Debtor utilized the services of employees of Enron Service Companies, excluding ENE,
    was Debtor charged for the use of such employees?                                               No          S/C

11  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of ENE?  If yes, how many
    individuals overlapped?                                                                         No        No S/C

12  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives of Debtors other than ENE?  If
    yes, how many individuals overlapped?                                                         Yes, 2        S/C

13  As of the Initial Petition Date, did Debtor participate in the ENE centralized cash
    management system?                                                                              No        No S/C

14  Was Debtor included in ENE's 2001 consolidated federal income tax returns?                      No        No S/C

15  If required, did Debtor file separate state and local tax returns?                              Yes       No S/C

16  Was Debtor included in ENE's consolidated publicly disseminated financial reports?              Yes         S/C

17  Did Debtor disseminate Debtor-specific financial information such that a third party
    could assess Debtor's separate creditworthiness prior to extending credit?                      No          S/C

18  Was Debtor given a credit rating separate and apart from ENE's credit rating?                   No          S/C

19  Did Debtor receive ENE credit support in the form of guaranties?                                No        No S/C

20  Did Debtor receive ENE credit support in the form of an ENE guaranty of an affiliate's
    guaranty of Debtor's obligations?                                                               No        No S/C

21  Did Debtor receive credit support in the form of letters of credit issued by ENE on its
    behalf?                                                                                         No        No S/C

22  In the eighteen months preceding the Initial Petition Date, did Debtor receive funding
    for its business activities from ENE?                                                           No        No S/C

23  Did Debtor transact substantially all of its business with one or more of the other Enron
    Companies?                                                                                      No        No S/C

24  Was Debtor required to submit material transactions for approval to the ENE board, ENE
    Office of the Chair and/or ENE Risk Assessment and Control Group?                               Yes         S/C

25  In addition to any approvals required at the ENE level, did Debtor submit material
    transactions to its own board for approval?                                                     No          S/C

26  Did Debtor conduct all statutorily or otherwise required board (for corporations) or
    management/partnership meetings (for limited liability companies and partnerships)?             Yes       No S/C

27  If either of the two preceding questions were answered "yes," were the decisions
    substantially all made or meetings substantially all held by written consent?                   Yes         S/C

28  If Debtor was formed by the Enron Companies, were all corporate formalities observed in
    the formation?                                                                                  N/A         N/A

29  Rather than settling intercompany obligations in cash, did the Debtor ever settle intercompany balances with Enron entities other than ENE by transferring intercompany
    obligations to ENE?                                                                             No        No S/C

30  As of the Initial Petition Date, was the Debtor obligated on intercompany payables to
    five or more of the other Debtors?                                                              No        No S/C

31  As of the Initial Petition Date, was the Debtor holding intercompany receivables from
    five or more of the other Debtors?                                                              No        No S/C

Legend: "N/A" means not applicable, "S/C" means arguably supportive of substantive consolidation with other Debtors, and "No S/C" means arguably supportive of no substantive consolidation.

                  APPENDIX N: INTERCOMPANY VALUE FLOW ANALYSIS

                  APPENDIX N: INTERCOMPANY VALUE FLOW ANALYSIS

A. INTRODUCTION

         The flow chart set forth in Section E below reflects projected recoveries of certain Debtors in respect of certain Intercompany Claims and the flow of value between the Debtors in the stand-alone scenario. No recoveries on Intercompany Claims would take place in a substantive consolidation scenario. Among other things, this information is provided to facilitate parties in interest in their analysis and understanding of the Debtors' estates. The estimated recoveries and the underlying projections and assumptions are highly speculative and based upon information available at the time that this analysis was prepared. ACTUAL RESULTS MAY VARY MATERIALLY FROM THOSE REFLECTED HEREIN. Further, the summary information reflected herein is qualified in its entirety by reference to the full text of the Plan and Disclosure Statement.

         More specifically, the flow chart was derived from the Distribution Model, which is a complex and customized software program utilized to synthesize estimates and projections regarding assets and liabilities, as well as to calculate Creditor recoveries under the Plan depending upon numerous variables and assumptions. The Distribution Model was used to generate the flow chart and to reflect therein the estimated recoveries between Debtors in respect of Intercompany Claims in the stand-alone scenario.

B. VARIANCE

         The Debtors have prepared the estimates incorporated into the flow chart based upon certain assumptions that they believe are reasonable under the circumstances. The estimates have not been compiled or examined by independent accountants. The Debtors make no representations regarding the accuracy of the estimates or any ability to achieve forecasted results. Many of the assumptions underlying the estimates are subject to significant uncertainties. Inevitably, some assumptions will not materialize, and unanticipated events and circumstances may affect the ultimate financial results. THEREFORE, THE ACTUAL RESULTS ACHIEVED WILL VARY FROM THE ESTIMATES, AND THE VARIATIONS MAY BE MATERIAL. In evaluating the Plan, Creditors are urged to examine carefully all of the assumptions underlying the financial estimates.

         1. REMAINING ASSETS. With respect to the Remaining Assets, the estimated recoveries, valuations and projections are based, in part, on estimated proceeds generated by a sale or other disposition of substantially all of these assets. Many of these assets have been on the market or the subject of inquiries since the Initial Petition Date, but have not been sold for a variety of reasons, including, but not limited to, (i) poor market conditions, and (ii) the need to resolve complex ownership issues, pending litigation or government investigations, tax issues, and consent issues. In some cases, the Reorganized Debtors will be attempting to sell non-controlling financial interests for which a limited market exists. Due to the inherent uncertainties associated with selling these assets as a result of the issues identified above, there can be no assurance that these assets will be sold at presently estimated prices or at presently estimated times, if at all. Similarly, the recoveries of the Debtors (or the Reorganized Debtors, as the case may be) against counterparties on trading contracts are dependent on the creditworthiness and ability to pay of the counterparties.

         2. CREDITOR CASH. The inability to sell or otherwise convert the Remaining Assets to cash may materially impact, among other things, the value of the Plan Currency. As a result of the foregoing, the Creditor Cash available for distribution as a result of liquidation of the Remaining Assets may be impacted.

         3. OPERATING ENTITIES GENERALLY. Estimates of value do not purport to be appraisals nor do they necessarily reflect the values that may be realized if assets are sold. The estimates of value represent hypothetical equity values assuming the implementation of each of the Operating Entities' business plan, as well as other significant assumptions. Such estimates were developed solely for purposes of formulating and negotiating the Plan and analyzing the projected recoveries thereunder. Any estimated equity value is highly dependent upon achieving the future financial results set forth in the projections for each of the Operating Entities, as well as the realization of certain other assumptions that are not guaranteed.

         The valuations of each of the Operating Entities set forth herein represent estimated values and do not necessarily reflect values that could be attainable in public or private markets for the Operating Entities or their constituent assets. The equity value ascribed in the analysis does not purport to be an estimate of the market value of stock to be distributed pursuant to the Plan. Such trading value, if any, may be materially different from the equity value associated with the valuation analysis.

         4. PGE. The valuation of PGE set forth herein assumes that the current regulatory environment remains unchanged. However, PGE operates in a heavily regulated industry. Changes to the current regulatory environment may have a material adverse impact on PGE's actual results. Refer to Section XIV., "Risk Factors and Other Factors to be Considered," as well as Section VIII., "Portland General Electric Company," for further discussion on these and other risks attendant with PGE and the electric utility industry.

         5. CROSSCOUNTRY. The valuation of CrossCountry set forth herein assumes certain levels of rates for the transportation of natural gas as set by FERC. Such rates are highly regulated and subject to periodic changes. There is no guarantee that the current rate levels will not change materially in the future or will provide adequate reimbursement for the services provided by CrossCountry and its subsidiaries. Any such changes are entirely beyond CrossCountry's control and may have a material adverse impact on actual results. Further, CrossCountry operates in a heavily regulated industry. In the ordinary course of its business, CrossCountry is subject regularly to inquires, investigations and audits by federal and state agencies that oversee various natural gas pipeline regulations. Changes to the current regulatory environment may have a material adverse impact on CrossCountry's actual results. Refer to Section XIV., "Risk Factors and Other Factors to be Considered," as well as Section IX., "CrossCountry," for further discussion on these and other risks attendant with CrossCountry and the natural gas pipeline industry.

         6. PRISMA. The valuation of Prisma set forth herein assumes that all assets contemplated for transfer to Prisma are in fact transferred. The valuation further assumes that, subject to appropriate offsets, the assets to be transferred to Prisma do not include any material prepetition intercompany obligations of the Debtors. If for any reason one or more assets are not transferred to Prisma, or one or more additional assets are transferred to Prisma, then the value could fluctuate materially. In addition, the valuation of Prisma set forth herein assumes certain levels of tariffs or rates of return for the constituent assets. Such rates are highly regulated, subject to periodic changes, and in certain circumstances are the outcome of political processes in the subject jurisdictions. There is no guarantee that the current rate levels will not change materially in the future or will provide adequate reimbursement for the services provided by Prisma and its subsidiaries. Any such changes are entirely beyond Prisma's control and may have a material adverse impact on actual results. Further, as Prisma operates primarily in foreign jurisdictions, such political processes often lead to greater volatility in regulatory outcomes than might occur in the United States. Additionally, operations in the emerging markets are generally subject to greater risk of global economic slowdown, political uncertainty, currency devaluation, exchange controls and the ability to enforce and defend legal and contractual rights than are domestic companies. Such risk factors may also have a material adverse impact on Prisma's actual results. For further discussion on these and other risks attendant with Prisma and the industries in which it is involved, refer to sections X and XIV, subsection I, in the Disclosure Statement.

C. ASSUMPTIONS

         The following are the significant assumptions and limiting conditions utilized in preparation of the flow chart:

   1. The Plan embodies a compromise establishing a 30/70 weighted average predicated upon a negotiated formula as a proxy for numerous inter-Debtor disputed issues. For illustrative purposes and to facilitate parties in interest in their analysis and understanding of the Debtors' estates and the global compromise, the flow chart reflects distributions to Debtors in respect of Intercompany Claims assuming no substantive consolidation. These distributions are meaningful in that they impact the recovery of General Unsecured Claims under the stand-alone case, which constitutes 70% of the ultimate recovery on such claims.

   2. The recoveries in the flow chart reflect the terms of the global compromise, including resolution of certain asset ownership disputes between ENE and ENA. Following extensive discussions and negotiation with the ENA Examiner, rather than litigate these and related issues, the Debtors, the Creditors' Committee and the ENA Examiner agreed to a compromise of these inter-Debtor disputes wherein, for purposes of calculating distributions pursuant to the Plan, the net economic ownership of certain assets would be reallocated. The Debtors and the Creditors' Committee believe that, even if meritorious, such litigation would only produce additional prepetition unsecured Intercompany Claims and not a transfer of ownership of such assets. Nevertheless, the Debtors and the Creditors' Committee agreed to a negotiated transfer of asset ownership as a further proxy for the resolution of all inter-estate issues.

   3. An additional feature of the global compromise is the waiver and release of intercompany causes of action (including avoidance actions) between Debtors. Accordingly, the flow chart does not reflect these causes of actions (if any) held by one Debtor against one or more of the other Debtors.

   4. The recoveries in the flow chart pertain to prepetition unsecured Intercompany Claims. Consequently, to the extent that a Debtor is entitled to satisfy all or a portion of its Intercompany Claim through setoff, offset or recoupment, the flow chart reflects recoveries on only the residual Claim, if any.

   5. Pursuant to the Bankruptcy Court's August 1, 2002 order, no Claims Bar Date was set for any Debtor to file Claims against another Debtor. Additionally, on November 26, 2003 the Bankruptcy Court entered an order generally authorizing each of the Debtors to enter into one or more stipulations tolling the applicable statute of limitations with respect to certain claims. In accordance with the order, as a general rule, each Debtor is deemed to have entered into a stipulation with (a) other Debtors, (b) affiliated non-debtor entities and (c) structures created by the Debtors and which are controlled or managed by the Debtors or their affiliates. Further, the Debtors have entered into tolling agreements with numerous third parties in accordance with the order. In accordance with the court approved procedures, the Debtors have filed or will file a copy or notice of each executed stipulation with the Bankruptcy Court, thereby putting parties in interest on notice of the tolling arrangements, which will be matters of public record and available for viewing at http://www.elaw4enron.com. The Debtors are relying upon Exhibit F to the Plan for purposes of allowance and distribution of Claims held by any Debtor against another Debtor. Intercompany Claims reflected therein are based upon the intercompany accounts and notes reflected in the Debtors' books and records as of the date hereof. Intercompany account balances are derived from the Schedules, as the same may be updated or amended from time to time, and the books and records of the Debtors and their affiliates as of the date hereof. Additionally, the results are based on certain assumptions associated with the Tax Sharing Agreements. Should such assumptions change, there may be a material impact to certain Debtors.

   6. Amounts realized from intercompany receivables are estimated by the Distribution Model and are based upon the estimated assets, liabilities and claims of the obligated Debtor or non-Debtor affiliate.

   7. The value of investments in subsidiaries is estimated by the Distribution Model and is based upon the estimated values of the assets and liabilities of those subsidiaries and the Debtors' corresponding ownership interest.

   8. The value of assets excludes any value that may be realized from the Litigation Trust, the Special Litigation Trust or from any avoidance actions commenced by the Debtors. Any value that may be realized from these litigation trusts or avoidance actions may be material, but is highly speculative, and thus predictions regarding these amounts are not included.

   9. Claims have been estimated by using a combination of the Enron Companies' books and records, scheduled claims, filed claims, and professional judgment. Such estimates are subject to change and any such changes could have a material effect on Debtor recoveries. For information regarding scheduled claims, refer to the Debtors' Schedules, which are available at http://www.enron.com/corp/chapter11. Claims filed against the Debtors are available for viewing at http://www.bsillc.com.

  10. All trading contracts between or among two or more Debtors or between or among Debtor and non-Debtor Affiliates (non-Debtors that are directly or indirectly 100% owned by one or more Debtors) are assumed to have been rejected and valued at the Initial Petition Date. Intercompany Claims relating to unsettled trading contracts reflect a marked-to-market value as of the Initial Petition Date.

  11. The Debtors, as well as their non-Debtor affiliates, had numerous intercompany contracts, including, but not limited to, trading contracts, operations and maintenance agreements, and Tax Sharing Agreements. To the extent any of these contracts are rejected, the rejection or the resulting rejection damages claim could have a material impact on either party to the contract. In conjunction with confirmation, the Debtors intend to file a schedule of stipulated rejection damages arising from the Debtors' rejection of intercompany trading contracts and other intercompany contracts, including contracts between two Debtors or between a Debtor and any wholly owned affiliate.

  12. The flow chart does take into account SPE settlements approved by the Bankruptcy Court but does not assume that Debtors will succeed in recovering any assets associated with the SPEs, nor does it assume that any settlements of SPEs may be negotiated and approved by the Bankruptcy Court in the future. The Debtors reserve their rights in both of these regards.

  13. At the time this analysis was prepared, the Intercompany Claims aggregated approximately $74 billion. The flow chart reflects the aggregate of Intercompany Claims (a) with a face amount of $300 million or more, or (b) upon which recoveries in the stand-alone case is estimated to equal or exceed $80 million (the "Significant Intercompany Claims"). The aggregate amount of Significant Intercompany Claims is approximately $64 billion, or 87% of the total Intercompany Claims. Refer to Exhibit F to the Plan for a complete listing of Allowed Intercompany Claims pursuant to the Plan.

D. DISCUSSION OF SELECTED VALUE FLOWS

         1. LARGEST DISTRIBUTIONS

         The Significant Intercompany Claims flow between 35 of the 180 Debtors and result in approximately $12.6 billion in distributions.

         Approximately $19.5 billion of the Significant Intercompany Claims flow to ENE (for a total of $3.9 billion in distributions) and approximately $13.5 billion of the Significant Intercompany Claims flow to ENA (for a total of $2.3 billion in distributions). Accordingly, almost 49% of the distributions on Significant Intercompany Claims will flow to ENE and ENA.

         2. CASH CIRCLES

         Under the cash management system in effect prior to the Initial Petition Date, payments to EPMI and ENGMC were collected by ENA and thereafter swept by ENE pursuant to the centralized cash management system. ENE directly paid essentially all of the obligations of EPMI and ENGMC. The payment of EPMI and ENGMC by ENE generated payables from EPMI and ENGMC to ENE.

         Based on intercompany obligations incurred prior to the Initial Petition Date, ENE will make approximately $2.1 billion in distributions to ENA on approximately $12.7 billion of intercompany payables; ENA will make approximately $850 million in distributions to ENGMC on approximately $4.13 billion of intercompany payables; and ENGMC will make approximately $933 million in distributions to ENE on approximately $3.58 billion of intercompany payables. This "ENGMC Cash Circle" among ENE, ENA, and ENGMC is set forth in the Cash Circle Chart in Section E below.

         Based on intercompany obligations incurred prior to the Initial Petition Date, ENE will make approximately $2.1 billion in distributions to ENA on approximately $12.7 billion of intercompany payables; ENA will make approximately $1.06 billion in distributions to EPMI on approximately $5.14 billion of intercompany payables; and EPMI will make approximately $1.17 billion in distributions to ENE on approximately $4.76 billion of intercompany payables. This "EPMI Cash Circle" among ENE, ENA, and EPMI is set forth in more detail in the Cash Circle Chart in Section E below.

         While there was an accounting policy that permitted non-cash settlement of such cash circles, non-cash settlements were not in fact effectuated in the EPMI Cash

         Circle and the ENGMC Cash Circle as of the Initial Petition Date (collectively, the "Cash Circles"). A discussion of these Cash Circles is also contained in the Twelfth Monthly Report of Harrison J. Goldin, the Court-Appointed Examiner in the Enron North America Corp. Bankruptcy Proceeding, dated April 14, 2003 which is available under "Related Documents" at http://www.enron.com/corp/por.

         If the Cash Circles had been settled, it is likely that recoveries to creditors of EPMI would be higher than reflected herein and the recoveries to creditors of ENE lower. The effects upon creditors of ENGMC and ENA are less predictable, although it appears ENGMC and ENA creditors' recoveries would have been higher if non-cash settlements had been effectuated. Refer to Appendix M: "Substantive Consolidation Analysis".

         3. ZERO RECOVERIES

         ENE will not receive any distributions on (a) the $443 million of claims it has against EI or (b) the $312 million of claims it has against EGPFC, because EI and EGPFC are each administratively insolvent on a stand-alone basis. Similarly, EEPC will not receive any distributions on the $335 million of claims it has against NEPCO because NEPCO is administratively insolvent on a stand-alone basis and ENA Asset Holdings will not receive any distributions on the $430 million of claims it has against BAM because BAM is administratively insolvent on a stand-alone basis. The administrative claims of EI, EGPFC, NEPCO, and BAM will be treated in accordance with section 3.1 of the Plan.

E. INTERCOMPANY VALUE FLOW CHART AND CASH CIRCLE CHART

              [INTERCOMPANY VALUE FLOW CHART AND CASH CIRCLE CHART]

                                 "CASH CIRCLES"

________________________________________________________________________________


                                  ENE-ENA-EPMI

                                     ---------------         --------------
                                    / /
                                   / /        ENE     (c)     EPMI Vendors
                                  / /               --------
                             (b) / /     / ---------         --------------
                                / /     /      ||
                               / /     /(b)
                              / /     /        ||
                       ------------  /
                                               ||
                            ENA                  (c)
                                               ||
                      /------------ \\
                    /                \\ (a)    ||
                  /                   \\
----------------/                      \\  ---------
                     (a)                \\
EPMI Customers                           \\  EPMI
                                          \\
----------------                           ---------

________________________________________________________________________________



________________________________________________________________________________
                                 ENE-ENA-ENGMC


                              ----------------------         --------------
                              ----------------------         --------------
                             //          /
                            //          /    ENE      (e)     ENGMC Vendors
                           //          /            ------
                          //          /  -----------         --------------
                         //          /        ||
                        //   (b)    /
                       //          /          ||
                     ------------ /    (b)
                                              ||
                         ENA                     (e)
                                              ||
                   / ------------ \\
                  /                \\  (d)    ||
                 /                  \\
----------------/                    \\  -----------
                     (d)              \\
ENGMC Customers                        \\    ENGMC
                                        \\
----------------                         -----------

________________________________________________________________________________

Cash flows:   ------------

Intercompany: ============


(a) ENA collects cash from EPMI customers, which generates a payable from ENA to EPMI.

(b) ENE sweeps collected cash from ENA, which generates a payable from ENE to ENA.

(c)      ENE pays EPMI vendors, which generates a payable from EPMI to ENE.

(d) ENA collects cash from ENGMC customers, which generates a payable from ENA to ENGMC.

(e)      ENE pays ENGMC vendors, which generates a payable from ENGMC to ENE.

                     APPENDIX O: POTENTIAL CAUSES OF ACTION

APPENDIX O: POTENTIAL CAUSES OF ACTION

A. INTRODUCTION

         In addition to the pending litigation discussed in Section IV.C.1., "Pending Litigation," Section IV.E., "Avoidance Actions" and Appendix S:
"Additional Pending Avoidance Actions," the Debtors believe that they have potential causes of action against a number of parties based on various theories. Refer to Section IV.C.1., "Pending Litigation," Section IV.E., "Avoidance Actions" and Appendix S: "Additional Pending Avoidance Actions" for further information regarding pending litigation involving the Debtors.

         The Debtors have worked diligently during the pendency of the Chapter 11 Cases to identify meritorious potential causes of action that, if successfully prosecuted, would result in a benefit to their estates. In addition to the pending litigation described elsewhere, this Appendix contains a listing of many such potential causes of action that the Debtors may elect to pursue, however, this list is not exhaustive and the Debtors reserve the right, to the extent the statute of limitations has not run for such actions, to commence and prosecute additional claims and causes of action. This Appendix does not contain causes of action that are property of the non-Debtor affiliates. Moreover, to the extent that any potential defendant identified herein has a Claim against the Debtors, the Debtors reserve the right to seek to have such Claims disallowed or subordinated. Refer to Appendix Q: "Subordinated Claims" for a list of Claims that the Debtors have preliminarily identified as subordinated or potentially subordinated.

         Section 108(a) of the Bankruptcy Code provides that if a statute of limitations under nonbankruptcy law has not expired prior to the filing of a bankruptcy petition, then a debtor may bring a cause of action before the later of (a) the end of such limitations period, including any suspension of such period occurring on or after the commencement of the bankruptcy case and (b) two years after the petition date. As a result, each Debtor has at least two years from its respective Petition Date to commence various causes of action. Refer to Appendix B: "List of Debtors, Tax ID Numbers, Case Numbers, and Petition Dates" for the Petition Date for each respective Debtor. Many of the Debtors' potential causes of action are held by ENE or ENA and, as a result, the statute of limitations on these causes of action may have expired on December 2, 2003. However, except as may be otherwise provided in the Plan or agreed by the Debtors, any and all claims may be subject to avoidance actions that, if not filed by December 2, 2003, may still be asserted as affirmative defenses to the allowability of such claims in accordance with section 502(d) of the Bankruptcy Code. In the event that the Debtors have (i) entered into an agreement tolling the applicable statute of limitations with respect to a Guaranty Claim or (ii) timely filed an action seeking avoidance of a Guaranty Claim, the Debtors may assert section 502(d) of the Bankruptcy Code as an affirmative defense to the allowability of such claim. Refer to Section I.B.1.e., "Challenges to Certain Claims Based on ENE Guaranties and to Certain Large Claims" for information regarding such Guaranty Claims.

         The Debtors make no guarantees with respect to the estimated amount of damages identified herein and such disclosure shall not be considered an admission by the Debtors with respect to potential recoveries, which may be less than or greater than listed. Accordingly, the Debtors reserve the right to seek damages greater than or less than the amounts listed herein. Moreover, the Debtors make no representations with respect to whether they will ultimately institute the potential causes of action contained herein. As the Debtors continue their diligence efforts, the Debtors may identify additional potential causes of action not reflected herein. Accordingly, the Debtors reserve the right to identify and institute such additional potential causes of action and do not waive any rights with respect thereto.

         Depending upon the applicable statute of limitations, many of these potential causes of actions may be brought after the Confirmation Date. On November 26, 2003, the Bankruptcy Court entered an order generally authorizing each of the Debtors to enter into one or more stipulations tolling the applicable statute of limitations with respect to certain claims. In accordance with the order, as a general rule, each Debtor is deemed to have entered into a stipulation with (a) other Debtors, (b) affiliated non-debtor entities and (c) structures created by the Debtors and which are controlled or managed by the Debtors or their affiliates. Further, the Debtors have entered into tolling agreements with numerous third parties in accordance with the order. In accordance with the court approved procedures, the Debtors have filed or will file a copy or notice of each executed stipulation with the Bankruptcy Court, thereby putting parties in interest on notice of the tolling arrangements, which will be matters of public record and available for viewing at http://www.elaw4enron.com. Accordingly, the Debtors have preserved their respective legal rights to bring suit in the future against various parties without allowing the applicable statute of limitations to expire and without acknowledging in any way whether valid claims, causes of action or defenses exist thereto. Further, the Debtors have reserved the right to assert in any claims litigation that section 502(d) of the Bankruptcy Code may be used defensively following the expiration of the two-year statute of limitations set forth in section 546(a)(1) of the Bankruptcy Code. Given the nature and complexity of these Chapter 11 Cases, the existence and/or merit of many of these causes of action could not have been litigated prior to confirmation of the Plan.

B. POTENTIAL CAUSES OF ACTION

     1. SPE-RELATED LITIGATION

         Refer to Section IV.A.4.b., "ENE Examiner" for further information regarding potential SPE-related litigation. The Debtors reserve the right to pursue any potential claim or cause of action against a potential defendant identified (i) by the ENA Examiner, as conflicts examiner, (ii) in any of the ENE Examiner's reports or (iii) participating in any of the SPE-related transactions identified in any of those Examiner's reports. Refer to Section IV.A.4.b., "ENE Examiner" for additional information regarding the ENE Examiner's duties and the reports filed in connection with SPE-related transactions. Refer to Section IV.A.4.a.(ii)(E), "Conflicts Examiner" for information regarding the ENA Examiner's role as conflicts examiner.

     2. PROFESSIONALS

         The Debtors may pursue any claim or cause of action against a potential defendant identified by the ENA Examiner, as conflicts examiner, or in the ENE Examiner's report. In addition the Debtors have begun an analysis of potential malpractice and course of conduct claims against professionals who provided services to the Debtors prior to the Initial Petition Date, as well as professionals who advised other parties (including, but not limited to, insiders) in connection with prepetition transactions involving the Debtors. The Debtors reserve the right to institute litigation against those parties identified by the ENA Examiner, as conflicts examiner, or in the ENE Examiner's reports. In addition, the Debtors reserve the right to institute litigation against any other potential defendants not otherwise identified therein.

     3. EMPLOYEE/INSIDER CLAIMS

         As described in more detail in Section IV.A.8.f. of the Disclosure Statement, the Severance Settlement Fund Litigation has been commenced by the Employee Committee against certain recipients of the Employee Prepetition Stay Bonus Payments. The Employee Committee is the plaintiff in the foregoing litigation and any recoveries received pursuant to the litigation will be deposited in the Severance Settlement Litigation Trust. The Debtors cannot predict whether the Employee Committee will be successful in its litigation or the amount of the recovery that will ultimately be received by the Severance Settlement Trust.

         As described in more detail in Section IV.A.8.f. of the Disclosure Statement, the Employee Committee has been authorized to commence the Deferred Compensation Litigation. The Employee Committee has filed an adversary proceeding against approximately 32 of the recipients of accelerated deferred compensation payment seeking to avoid an aggregate total of approximately $30.4 million in such payments and may file suit against approximately 9 other recipients. ENE is the plaintiff in the foregoing litigation. The amounts at issue are subject to change, and the Debtors cannot predict whether the Employee Committee will be successful in its litigation or the amount of the recovery that will ultimately be received.

         The Debtors reserve the right to bring additional causes of action against former officers or insiders, as deemed appropriate.

     4. ACCOUNTS RECEIVABLE COLLECTION AND POTENTIAL AVOIDANCE ACTIONS

         Appendix O-I contains a list of accounts receivable collection actions that the Debtors and certain of their affiliates may pursue. If all of such actions are pursued, it is currently estimated that the amounts sought to be recovered could aggregate in excess of $1 billion, however, the Debtors cannot predict with any degree of accuracy whether or how much they will actually collect as a result of the potential litigation identified below. As with all litigation, there is inherent risk and unpredictability, which makes it impossible to determine the overall impact of the potential litigation on the value of the Debtors' estates. Further, for various reasons, the Debtors may ultimately elect not to pursue certain of the potential collection actions identified herein.

         Moreover, some of these causes of action may be brought by a combination of Debtors and certain of their affiliates as indicated in the Plaintiffs column below. The Debtors are continuing to review their books and records for additional potential collection actions and intend to pursue such actions against wholesale and retail customers who have not paid amounts due the wholesale and retail Debtors. Additionally, the Debtors are pursuing or may pursue collection actions against other wholesale and retail customers through independent collection agencies or other outside sources. The Debtors are continuing to review potential avoidance actions and may pursue avoidance claims against those wholesale and retail customers, including those listed in Appendix O-I, who received a transfer within the 90 days prior to the Initial

Petition Date or any subsequent Petition Date. For a listing of potential avoidance actions that the Debtors have preliminarily identified, refer to Appendix O-II, "Avoidance Actions." Refer to Section IV.C.1., "Pending Litigation," Section IV.E., "Avoidance Actions" and Appendix S: "Additional Pending Avoidance Actions," for a discussion of pending litigation related thereto. Refer to Section VII.C.1., "Categories of Remaining Assets," for a discussion of the estimated value of the Remaining Assets, which, in some instances, include estimated recoveries on accounts receivables, trading contracts, collection actions and related litigation.

     5. AVOIDANCE ACTIONS

         Appendix O-II contains a listing of potential avoidance actions for which (i) the Debtors have entered into agreements tolling the statue of limitations, or (ii) it can be argued that, under applicable law, the statute of limitations has not run. Section 108(a) of the Bankruptcy Code provides that if a statute of limitations under nonbankruptcy law has not expired prior to the filing of a bankruptcy petition, then a debtor may bring a cause of action before the later of (a) the end of such limitations period, including any suspension of such period occurring on or after the commencement of the bankruptcy case and (b) two years after the petition date. Many of the Debtors' potential causes of action are held by ENE or ENA and, as a result, the statute of limitations on these causes of action may have expired on December 2, 2003. However, except as may be otherwise provided in the Plan or agreed to by the Debtors, any and all Claims may be subject to avoidance actions that, if not filed by December 2, 2003, may still be asserted as affirmative defenses to the allowability of such Claims in accordance with section 502(d) of the Bankruptcy Code, subject to the rights of Creditors to contest the availability thereof.

         At the time this Appendix was prepared, the Debtors preliminarily identified amounts that they might potentially seek to avoid, in the approximate aggregate amount of $50 million to $55 million. However, the Debtors cannot predict with any degree of accuracy whether they will actually prevail in avoiding such amounts. As with all litigation, there is inherent risk and unpredictability, which makes it impossible to determine the overall impact of the potential litigation on the value of the Debtors' estates. Further, for various reasons, the Debtors may ultimately elect not to pursue certain of the potential avoidance actions identified herein.

         Additionally, the Debtors preliminarily identified certain guaranty claims that they might potentially seek to avoid, resulting in avoidance of the amount a creditor holding a guaranty claim seeks to recover in its proof of claim. As the Debtors would not seek affirmative relief in any potential guaranty avoidance action, the Debtors cannot value such potential actions at this time.

         The Debtors are continuing to review potential avoidance actions and, to the extent that the applicable statute of limitations has not run, may pursue avoidance claims against any party who received a transfer within the 90 days or other applicable period prior to the Initial Petition Date or any subsequent Petition Date. Any Person (including, but not limited to those Persons listed in response to Item 3 on the Statement of Financial Affairs for any Debtors) that has received a transfer of property, in which any of the Debtors' estates has an interest, during the appropriate look back period should assume that the transfer is being investigated and that an avoidance action will be commenced if such action is deemed to have merit.

     6. OTHER ACTIONS

         The Debtors have determined that they may have certain claims or causes of action outside of bankruptcy against certain counterparties to various contracts, customers, vendors, joint ventures, or other third parties arising from the Debtors' day to day prepetition and postpetition activities.

         The Debtors are investigating such claims and causes of action and reserve the right to institute litigation upon a determination that valid claims exist.

APPENDIX O-I: ACCOUNTS RECEIVABLE COLLECTION ACTIONS


               PLAINTIFFS                                                                DEFENDANTS
               ----------                                                                ----------
EESI                                                                            4 THIRD AVE LEASEHOLD LLC
EESI                                                                            4500 LTD
EEMC                                                                            7 ELEVEN
EESI                                                                            7 THIRD AVE LEASEHOLD LLC
EESI                                                                            767 THIRD AVE LEASEHOLD LLC
GARDEN STATE                                                                    A PLUS OIL NV
GARDEN STATE                                                                    A. P. MOLLER
ENA                                                                             ABARTA OIL & Gas, Inc.
EESI                                                                            ACAPULCO ACQUISITION CORP
EESI                                                                            ACAPULCO RESTAURANT INC
EESI                                                                            ACCENT ENERGY INC.
GARDEN STATE                                                                    ACCORD ENERGY LTD.
GARDEN STATE                                                                    ACE CAPITAL RE INTERNATIONAL LTD
GARDEN STATE                                                                    ACE CAPITAL RE OVERSEAS LTD - GOOSE3
GARDEN STATE                                                                    ACE CAPITAL RE OVERSEAS LTD - ISIS4
EBS                                                                             ADVANCE GLOBAL COMMUNICATIONS, LTD.
EESO                                                                            ADVANCED GLASS FIBER YARNS
ENA                                                                             AEC MARKETING
ENA                                                                             AEC STORAGE AND HUB SERVICES, A BUSINESS UNIT OF A
ENA                                                                             AEP ENERGY SERVICES, INC.
ENA                                                                             AEP/HPL
EPMI                                                                            AES NEWENERGY, INC.
GARDEN STATE                                                                    AFFARSVERKEN ENERGI KARLSKRONA AB
ENA                                                                             AGAVE ENERGY COMPANY
EESI                                                                            AGRIVENTURES LLC
GARDEN STATE                                                                    AIC LIMITED
ENA                                                                             AIG COMMODITY ARBITRAGE FUND LLC
ENA                                                                             AIG COMMODITY ARBITRAGE FUND LP
ENA                                                                             AIG ENERGY TRADING, INC.
EPMI                                                                            AIG ENERGY TRADING, INC.
ENA                                                                             AIG HIGHSTAR CAPITAL, L.P.
ENA                                                                             AIG TRADING CORPORATION
ENA                                                                             ALABAMA GAS CORPORATION
ENA                                                                             ALABAMA GAS CORPORATION
EESI                                                                            ALBERTSONS
EESI                                                                            ALBRECHT FARMS
ENA                                                                             ALCOA INC.
EESI                                                                            ALFIERO PALISTRONI
EESI                                                                            ALL METALS PROCESSING/ENTREV LEASING
ENA                                                                             ALL PRO PAPER OF TEXAS, INC.
EPMI                                                                            ALLEGHENY ENERGY SUPPLY COMPANY



                                   O-I, page 1


               PLAINTIFFS                                                                DEFENDANTS
               ----------                                                                ----------
ENA                                                                             ALMA ENERGY CORP.
ENA                                                                             ALPINE ENERGY CO., INC.
ENA                                                                             ALPINE ENERGY CO., INC.
ENA                                                                             ALSTOM POWER, INC.
EESI                                                                            ALTRADE LLC
EESI                                                                            ALUMINUM PRECISION PRODUCTS INC.
EEMC                                                                            AM REALTY MANAGEMENT INC.
GARDEN STATE                                                                    AMEC
EESI                                                                            AMERADA HESS CORPORATION
ENA                                                                             AMERADA HESS COMPANY
ELFI                                                                            AMERADA HESS CORPORATION
ENA                                                                             AMERADA HESS CORPORATION
GARDEN STATE                                                                    AMERADA HESS GAS LIMITED
ENA                                                                             AMERADA HESS TRADING COMPANY, A DIVISION OF AMERAD
ENA                                                                             AMEREN ENERGY FUELS AND SERVICES COMPANY, AS AGENT
ENA                                                                             AMERICA CHUNG NAM, INC.
GARDEN STATE                                                                    AMERICA CHUNG NAM, INC.
EESI                                                                            AMERICAN BRASS & IRON
EESI                                                                            AMERICAN GARMENT CARE
EESI                                                                            AMERICAN PREMIER INC.
EESI                                                                            AMERICAN STANDARD INC.
EEMC, EESI                                                                      AMERICAN STORES
EIM                                                                             AMERIMARK DIRECT LLC
GARDEN STATE                                                                    AMOT KOMMUNE
ENA                                                                             AMTEX STEEL, INC.
ENA                                                                             ANADARKO PETROLEUM CORPORATION
GARDEN STATE                                                                    ANDOVER E-PULPPAPER (USA) INC.
GARDEN STATE                                                                    ANDRE & CIE SA
EESI                                                                            ANDREWS PETROLEUM
ENA                                                                             ANGUS ENERGY, INC.
ENA                                                                             ANKER ENERGY CORPORATION
ENA                                                                             ANP MARKETING COMPANY
EPMI                                                                            ANP MARKETING COMPANY
GARDEN STATE                                                                    AOT TRADING AG
ENA                                                                             APPLETON PAPERS INC.
EESI                                                                            APPLIED MATERIALS
ENA                                                                             APS ENERGY SERVICES COMPANY, INC.
EBS                                                                             AQUILA BROADBAND SERVICES, INC.
ENA                                                                             AQUILA CANADA CORP.
ENA                                                                             AQUILA DALLAS MARKETING, L.P.
ENA                                                                             AQUILA ENERGY
GARDEN STATE                                                                    AQUILA ENERGY LIMITED



                                  O-I, page 2


               PLAINTIFFS                                                                DEFENDANTS
               ----------                                                                ----------
EGLI                                                                            AQUILA ENERGY MARKETING
EPMI                                                                            AQUILA ENERGY MARKETING
EESI                                                                            AQUILA ENERGY MARKETING CORPORATION
ENA                                                                             AQUILA MERCHANT SERVICES - INTERNATIONAL, LIMITED
ENA                                                                             AQUILA RISK MANAGEMENT CORPORATION
ENA                                                                             ARC INTERNATIONAL INDUSTRIAL MATERIALS
                                                                                COMPANY LIMITED
EESI                                                                            ARCADIA ENERGY CORPORATION
ENA                                                                             ARCH COAL SALES COMPANY, INC.
ENA                                                                             ARCH COAL, INC.
EFM                                                                             ARCHER DANIELS MIDLAND COMPANY, INC.
ENA                                                                             ARIES RESOURCES LLC
ENA                                                                             ARIZONA PUBLIC SERVICE CO
ENA                                                                             ARLINGTON STORAGE CORPORATION
GARDEN STATE                                                                    ARMSTRONG WORLD INDUSTRIES, LIMITED
GARDEN STATE                                                                    AS OSLO SPORVEIER
EESI                                                                            ASC PROPERTIES
EPMI                                                                            ASH GROVE CEMENT COMPANY INC
ENA                                                                             ASHLAND CHEMICAL COMPANY
ENRON CLEAN FUELS COMPANY                                                       ASHLAND CHEMICAL COMPANY
ENA                                                                             ASHLAND SPECIALTY CHEMICALS COMPANY
GARDEN STATE                                                                    ASKER KOMMUNE
ENA                                                                             ASSET MANAGEMENT GROUP, INC.
ENA                                                                             ASSOCIATED NATURAL GAS CORPORATION
ENA                                                                             ASTRA POWER, LLC
ENA                                                                             ASTRA RESOURCES, INC.
GARDEN STATE                                                                    ATLANTIC COAST FIBERS, INC.
EESI                                                                            ATLAS CARPET
ENA                                                                             ATMOS ENERGY CORPORATION
GARDEN STATE                                                                    ATOFINA
EESI                                                                            AURORA NATURAL GAS/WESTERN NATURAL GAS
ENA                                                                             AURORA SERVICES, INC.
GARDEN STATE                                                                    AXIA ENERGY, LP
ENA                                                                             BADAK GAS MARKETING, INC.
CEMS                                                                            BAILEY PVS OXIDES
ENA                                                                             BALTIMORE GAS AND ELECTRIC COMPANY
GARDEN STATE                                                                    BANK OF AMERICA, NATIONAL ASSOCIATION
ENA                                                                             BANKERS TRUST COMPANY
GARDEN STATE                                                                    BAOSTEEL GROUP INTERNATIONAL TRADE CORPORATION
GARDEN STATE                                                                    BAOTRANS ENTERPRISES LIMITED, HONK
ENA                                                                             BARCLAYS BANK PLC
GARDEN STATE                                                                    BARCLAYS BANK PLC
ENA                                                                             BARCLAYS BANK PLC - LONDON



                                  O-I, page 3


               PLAINTIFFS                                                                DEFENDANTS
               ----------                                                                ----------
ENA                                                                             BARRETT FUELS CORPORATION
GARDEN STATE                                                                    BARRICK GOLD CORP
ENA                                                                             BARSTEEL CORP.
ENA                                                                             BASE PETROLEUM, INC.
ENA                                                                             BASIN EXPLORATION, INC.
ENA                                                                             BATEMAN PRINTING SERVICES, INC.
EESI                                                                            BAY AREA LAUNDRY
EESI                                                                            BAY CITY FLOWER CO INC.
ENA                                                                             BAY ROCK OPERATING CO.
ENA                                                                             BECK ENERGY CORPORATION
ERAC                                                                            BELCO ENERGY CORP.
ENA                                                                             BELCO OIL & GAS CORP.
ENA                                                                             BELDEN & BLAKE CORPORATION
GARDEN STATE                                                                    BELGA FUEL N.V.
GARDEN STATE                                                                    BELGOMINE A.G.
ENA                                                                             BERENFIELD CONTAINERS, INC.
EESI                                                                            BEST TREND
ENA                                                                             BETHLEHEM STEEL CORPORATION
ENA                                                                             BETTIS, BOYLE & STOVALL, INC.
ENA                                                                             BETTY QUICK, AGENT
GARDEN STATE                                                                    BHP BILLITON LTD.
GARDEN STATE                                                                    BHP BILLITON MARKETING AG
GARDEN STATE                                                                    BHP TRANSPORT & LOGISTICS (EUROPE)
ENA                                                                             BILL KENNEDY
ENA                                                                             BLACK MARLIN PIPELINE COMPANY INC.
ENA                                                                             BLACKSBURG, TOWN OF
EESI                                                                            BLUE DIAMOND GROWERS
ENA                                                                             BLUE FLAME PROPANE INC
ENA                                                                             BMO NESBITT BURNS CORP.
ENA                                                                             BNG PRODUCING & DRILLING, INC.
GARDEN STATE                                                                    BNP PARIBAS COMMODITY FUTURES INC
EESI                                                                            BOB EVANS FARMS
GARDEN STATE                                                                    BOCIMAR NV
ENA                                                                             BOISE CASCADE CORPORATION
ENA                                                                             BOONVILLE NATURAL GAS CORP., THE
EESI                                                                            BORDEN CHEMICAL AND PLASTICS
ECTRIC                                                                          BOREALIS AB
ECTRIC                                                                          BOREALIS AS (NORWAY)
EESI                                                                            BOSCOM PARTNERS
ENA                                                                             BOSTON GAS COMPANY
ERAC                                                                            BP AMERICA PRODUCTION COMPANY
ENA                                                                             BP CAPITAL ENERGY EQUITY FUND, L.P.
ENA                                                                             BP CAPITAL ENERGY INTERNATIONAL HOLDING



                                  O-I, page 4


               PLAINTIFFS                                                                DEFENDANTS
               ----------                                                                ----------
ELFI                                                                            BP OIL INTERNATIONAL LIMITED
ECTRIC                                                                          BP OIL INTERNATIONAL LTD
ECTRIC                                                                          BP SINGAPORE PTE. LTD
EEMC                                                                            BRAD GOLDBLATT-MCDONALDS
EPMI                                                                            BRAZOS ELECTRIC POWER COOPERATIVE, INC.
ENA                                                                             BREWER NATURAL GAS, LLC
EESI                                                                            BRIAD RESTAURANT GROUP
EESI                                                                            BRINKER RESTAURANT CORPORATION
GARDEN STATE                                                                    BRISTOL PAPER RECYCLING, LLC
ECTRIC                                                                          BRITISH ENERGY GENERATION LTD
EESI                                                                            BROOKDALE LIVING COMMUNITY
EESI                                                                            BUCKEYE STEEL CASTINGS
EESI                                                                            BUDDY BAR CASTING CORP
ENA                                                                             BULL MOOSE TUBE COMPANY
ECTRIC                                                                          BUNGE CORPORATION
ENA                                                                             BURLINGTON RESOURCES INC.
ENA                                                                             C&L PETROLEUM SERVICES COMPANY
ENA                                                                             CACTUS HYDROCARBON III LIMITED PARTNERSHIP
ENA                                                                             CAGE GAS SERVICES
EEMC                                                                            CALIFORNIA COMMUNITY COLLEGE
ENA                                                                             CALPINE ENERGY SERVICES, L.P.
EPMI                                                                            CALPX TRADING SERVICES, A DIVISION OF THE CALIFORNIA
ECTRIC                                                                          CALTEX TRADING PTE LTD
ECTRIC                                                                          CALYPSO SHIPPING INVESTMENTS LIMITED
ENA                                                                             CANADIAN HUNTER EXPLORATION LTD.
ENA                                                                             CANADIAN IMPERIAL BANK OF COMMERCE
ENA                                                                             CANADIAN NATURAL RESOURCES LTD.
EFM                                                                             CANADIAN PACIFIC RAILWAY COMPANY
ENA                                                                             CANFIBRE OF RIVERSIDE, INC.
ECTRIC                                                                          CANTABRICO TRADING SA
EESI                                                                            CANTON DROP FORGE
ECTRIC                                                                          CARBOEX SA
EFM                                                                             CARDINAL BRANDS, INC.
EFM                                                                             CARDINAL LOGISTICS MANAGEMENT, INC.
ENA                                                                             CARDINAL NATURAL FUEL, CO., INC.
ERAC                                                                            CARGILL ENERGY, A DIVISION OF CARGILL, INCORPORATE
ECTRIC                                                                          CARGILL INTERNATIONAL S.A.
ENA                                                                             CARGILL, INCORPORATED
EPMI                                                                            CARGILL-ALLIANT, LLC
EEMC                                                                            CARL KARCHER
EEMC, EESI                                                                      CARLYLE CONDOMINIUM
EIM                                                                             CAROLINA HOLDINGS, INC.
ENA                                                                             CARTHAGE ENERGY SERVICES, INC.



                                  O-I, page 5


               PLAINTIFFS                                                                DEFENDANTS
               ----------                                                                ----------
EIM                                                                             CASCADES INC.
GARDEN STATE                                                                    CASEY CORPORATION
ENA                                                                             CASTLE GAS COMPANY, INC.
ENA                                                                             CATEQUIL OVERSEAS PARTNERS, LTD.
EESI                                                                            CATHEDRAL HEALTH SERVICES INC.
EESI                                                                            CATHOLIC HEALTHCARE EAST
EESI                                                                            CATHOLIC HEALTHCARE WEST
ENA                                                                             CBE, INC.
ENA                                                                             CELADON GROUP, INC.
ENA                                                                             CELULOSA Y PAPEL SOLAR S.A. DE C.V.
ENA                                                                             CENEX HARVEST STATES COOPERATIVES
ENA                                                                             CENTRAL FLORIDA GAS
EPMI                                                                            CENTRAL ILLINOIS LIGHT COMPANY
ENA                                                                             CENTRAL ILLINOIS PUBLIC SERVICE COMPANY
ELFI                                                                            CENTRAL MAINE POWER COMPANY
EESI                                                                            CHARLES E SMITH RESIDENTIAL REALTY LP
EESO                                                                            CHASE
ENA                                                                             CHASE MANHATTAN BANK (NATIONAL ASSOCIATION), THE
EEMC                                                                            CHB PARTNERSHIP, MARK BROWNSTEIN-MCDONALDS
ENRON CLEAN FUELS COMPANY                                                       CHEMCENTRAL CORPORATION
EESI                                                                            CHEMICAL LIME COMPANY OF ARIZONA
ELFI                                                                            CHEMOIL CORPORATION
EGLI                                                                            CHEVRON PHILLIPS CHEMICAL COMPANY LP
EFM                                                                             CHEVRON PRODUCTS COMPANY
ELFI                                                                            CHEVRON PRODUCTS COMPANY, A DIVISION OF
                                                                                CHEVRON USA, INC.
ENA                                                                             CHEVRON USA INC.
EESI                                                                            CHINA BASIN BALLPARK CO. LLC
ENRON CLEAN FUELS COMPANY                                                       CHOU CHEMICAL CO.
ENA                                                                             CIG FIELD SERVICES COMPANY
ENA                                                                             CINERGY CANADA INC.
ENA                                                                             CINERGY CAPITAL & TRADING INC.
EPMI                                                                            CINERGY CAPITAL & TRADING INC.
ENA                                                                             CINERGY SERVICES, INC.
EPMI                                                                            CINERGY SERVICES, INC.
ENA                                                                             CINNABAR ENERGY SERVICES & TRADING, LLC
EESI                                                                            CISCO
ELFI                                                                            CITGO PETROLEUM CORPORATION
ENRON CLEAN FUELS COMPANY                                                       CITGO PETROLEUM CORPORATION
ENA                                                                             CITRUS - FLORIDA POWER CORPORATION
GARDEN STATE                                                                    CITY MILL SUPPLIES INC.
EESI                                                                            CITY OF ALBUQUERQUE
EPMI                                                                            CITY OF BURBANK



                                  O-I, page 6


               PLAINTIFFS                                                                DEFENDANTS
               ----------                                                                ----------
EESI                                                                            CITY OF CHICAGO
ENA                                                                             CITY OF DEFUNIAK SPRINGS
ENA                                                                             CITY OF HUNTSVILLE
ENA                                                                             CITY OF MADISON
EPMI                                                                            CITY OF MCMINNVILLE WATER & LIGHT
ENA                                                                             CITY OF PALO ALTO
EPMI                                                                            CITY OF PALO ALTO
ENA                                                                             CITY OF PASADENA
EPMI                                                                            CITY OF SANTA CLARA CA, SILICON VALLEY PWR
ENA                                                                             CITY OF SHELBY
EPMI                                                                            CITY OF TACOMA, DEPARTMENT OF PUBLIC UTILITIES (DB
ENA                                                                             CITY OF TALLAHASSEE
EPMI                                                                            CITY OF TAUNTON
ENRON CLEAN FUELS COMPANY                                                       CK WITCO CORPORATION
EESI                                                                            CLARK BROTHERS FARMING
ENA                                                                             CLARK OIL TRADING COMPANY
EESI                                                                            CLASSIC RESIDENCE BY HYATT-CR RIVER
ENA                                                                             CLAYTON PETROLEUM CORP.
EESI                                                                            CLEARWATER NURSERY INC.
ENA                                                                             CLECO MARKETING AND TRADING, LLC
EPMI                                                                            CLECO MARKETING AND TRADING, LLC
EEMC                                                                            CLOROX SERVICES COMPANY
EPMI                                                                            CNC CONTAINERS
ENA                                                                             CNG APPALACHIAN
EESI                                                                            CNTRLMAINEPOWER
ENA                                                                             COAST ENERGY CANADA, INC.
EGLI                                                                            COAST ENERGY GROUP, A DIVISION OF CORNERSTONE PROP
ENA                                                                             COAST ENERGY GROUP, A DIVISION OF CORNERSTONE PROP
ENA                                                                             COASTAL GAS MARKETING COMPANY
ECTRIC                                                                          COBAM NV
ECTRIC                                                                          COBELFRET N.V
ECTRIC                                                                          COECLERICI ARMATORI SPA, MILAN
ECTRIC                                                                          COECLERICI SHIPPING N.V.
ENA                                                                             COKINOS ENERGY CORPORATION
ENA                                                                             COLOGNE PRODUCTION COMPANY
ELFI                                                                            COLONIAL OIL INDUSTRIES INC.
ENA                                                                             COLUMBIA ENERGY SERVICES CORPORATION
ENA                                                                             COLUMBIA GAS OF KENTUCKY, INC.
EPMI                                                                            COLUMBIA GULF TRANSMISSION COMPANY
ENA                                                                             COLUMBIA NATURAL RESOURCES, INC.
EESI                                                                            COLUMBUS STEEL DRUM
ENA                                                                             COMMONWEALTH ATLANTIC LIMITED PARTNERSHIP



                                  O-I, page 7


               PLAINTIFFS                                                                DEFENDANTS
               ----------                                                                ----------
ENA                                                                             COMMONWEALTH GAS COMPANY
ENA                                                                             COMMONWEALTH OF VIRGINIA
EESI                                                                            COMMUNITY MEMORIAL HOSPITAL
ENA                                                                             COMPANIA MINERA AUTLAN, S.A. DE C.V.
EESI                                                                            COMPAQ
EIM                                                                             CONAGRA TRADE GROUP, INC.
ENA                                                                             CONAGRA TRADE GROUP, INC.
EPMI                                                                            CONAGRA TRADE GROUP, INC.
ENRON CLEAN FUELS COMPANY                                                       CONE SOLVENTS, INC.
ELFI                                                                            CONECTIV ENERGY SUPPLY, INC.
EPMI                                                                            CONECTIV ENERGY SUPPLY, INC.
EESI                                                                            CONEXANT SYSTEMS INC.
EPMI                                                                            CONEXANT SYSTEMS, INC.
EESI                                                                            CONOPCO
EFM                                                                             CONSOLIDATED FREIGHTWAYS CORPORATION
EESI                                                                            CONSOLIDATED NATURAL RESOURCES
ENA                                                                             CONSTELLATION POWER SOURCE, INC.
EPMI                                                                            CONSTELLATION POWER SOURCE, INC.
ENA                                                                             CONSUMERS ENERGY COMPANY
EPMI                                                                            CONSUMERS ENERGY COMPANY
EESI                                                                            CONTINENTAL AIRLINES
EESI                                                                            CONTINENTAL GYPSUM COMPANY
ENA                                                                             COPAMEX, S.A. DE C.V.
ENA                                                                             CORNERSTONE PROPANE, L.P.
ENA                                                                             CORPUS CHRISTI GAS MARKETING, INC.
ECTRIC                                                                          CORUS TRADING UK LTD
ENA                                                                             CO-STEEL INC.
EESI                                                                            COUNTY OF ALLEGHENY
ENA                                                                             CREDIT LYONNAIS ROUSE DERIVATIVES DIV'N OF CREDIT
                                                                                LYONNAIS SA
ENA                                                                             CREDIT SUISSE FIRST BOSTON CORPORATION
ENA                                                                             CREDIT SUISSE FIRST BOSTON LONDON BRANCH
ENA                                                                             CRESTAR ENERGY INC.
ENRON CLEAN FUELS COMPANY                                                       CROMPTON CO./CIE
ENA                                                                             CROSS OIL REFINING & MARKETING, INC.
ENA                                                                             CROSSTEX CCNG MARKETING LTD.
ENA                                                                             CROSSTEX GULF COAST MARKETING LTD.
ECTRIC                                                                          CROWN
EESI                                                                            CROWN CITY PLATING CO.
ENA                                                                             CURTIS STEEL CORPORATION
ENA                                                                             CYPRESS GAS PIPELINE, LLC
EESI                                                                            CYPRESS SEMICONDUCTOR CORP.
CEMS, EESI                                                                      D & L ENERGY



                                  O-I, page 8


               PLAINTIFFS                                                                DEFENDANTS
               ----------                                                                ----------
ENA                                                                             DALLAS WAREHOUSE & RELOAD
ECTRIC                                                                          DAMPSKIBSSELSKABET NORDEN A/S
ENA                                                                             DANNIC ENERGY
ELFI                                                                            DANZAS AEI DRAWBACK SERVICES
ENA                                                                             DARROL C. BYERS
ENA                                                                             DAVID SHAFER OIL PRODUCERS, INC.
ENA                                                                             DAYTON POWER AND LIGHT COMPANY, THE
ECTRIC                                                                          DCC ENERGY (NI) LTD.
ECTRIC                                                                          DEA MINERALOEL A.G.
ENA                                                                             DEFERIET PAPER COMPANY
EESI                                                                            DEL TACO
EPMI                                                                            DELANO ENERGY COMPANY, INC. SUPP.
ENA                                                                             DELTA STEEL, INC.
ECTRIC                                                                          DEN NORSKE BANK ASA
ECTRIC                                                                          DET NORSKE METEROLOGISKE INSTITUTT
ENA                                                                             DEUTSCHE BANK AG
ECTRIC                                                                          DEUTSCHE BANK AG, LONDON BRANCH
EESI                                                                            DEVELOPERS FUNDING COMPANY
ENA                                                                             DEVON ENERGY CORPORATION
ENA                                                                             DEVONIAN RESOURCES, INC.
EIM                                                                             DIAL CORP., THE
ENA                                                                             DIAL CORP., THE
EESI                                                                            DIOCESE OF JOLIET
ECTRIC                                                                          DISAM A/S
EIM                                                                             DISPATCH PRINTING COMPANY INC., THE
ENA                                                                             DIXON OIL AND GAS
ENA                                                                             DOLPHIN PETROLEUM, INC.
ENA                                                                             DOMINION EXPLORATION CANADA LTD.
EESI                                                                            DOMINION FIELD SERVICES INC.
ENA                                                                             DOMINION OKLAHOMA TEXAS EXPLORATION & PRODUCTION,
ENA                                                                             DOMINION RETAIL, INC.
EESI                                                                            DONALDSON COMPANY
EESI                                                                            DOORI AMERICA INC.
EEMC                                                                            DOUBLEWOOD INVESTMENT INC.
ENA                                                                             DOVER POST COMPANY
ECTRIC                                                                          DOW
ENA                                                                             DOW CHEMICAL COMPANY, THE
ENA                                                                             DOW HYDROCARBONS AND RESOURCES, INC.
ENA                                                                             DOW HYDROCARBONS AND RESOURCES, INC.
ENA                                                                             DRY CREEK OIL & GAS
ECTRIC                                                                          DS MINERALOEL GMBH
ELFI                                                                            DUBAI NATURAL GAS COMPANY
ENA                                                                             DUKE ENERGY CORPORATION



                                  O-I, page 9


               PLAINTIFFS                                                                DEFENDANTS
               ----------                                                                ----------
ENA                                                                             DUKE ENERGY FIELD SERVICES, INC.
ENA                                                                             DUKE ENERGY FUELS, L.P.
EBS                                                                             DUKE ENERGY MERCHANTS LLC
ECTRIC                                                                          DUKE ENERGY MERCHANTS LLC
EGLI                                                                            DUKE ENERGY MERCHANTS LLC
ELFI                                                                            DUKE ENERGY MERCHANTS LLC
ERAC                                                                            DUKE ENERGY MERCHANTS LLC
ENA                                                                             DUKE ENERGY NGL SERVICES, LP
EESI                                                                            DUKE ENERGY TRADING & MARKETING LLC
ENA                                                                             DUKE ENERGY TRADING AND MARKET
EFM                                                                             DURAFLAME INC.
EESI                                                                            DURREL METAL PRODUCTS
ENA                                                                             DUSTY DRILLING & PRODUCING CORP.
ECTRIC                                                                          DYNEA ASA
ENA                                                                             DYNEGY CANADA INC.
ENA                                                                             DYNEGY COAL TRADING & TRANSPORTATION, L.L.C.
ENA                                                                             DYNEGY ENERGY, INC.
ECTRIC                                                                          DYNEGY GLOBAL LIQUIDS, INC.
ECTRIC                                                                          DYNEGY INC
ENA                                                                             DYNEGY LIQUIDS MARKETING AND TRADE
EESI                                                                            DYNEGY MARKETING AND TRADE
EGLI                                                                            DYNEGY MIDSTREAM SERVICES, LIMITED PARTNERSHIP
ENA                                                                             DYNEGY NGL, INC.
EPMI                                                                            DYNEGY POWER MARKETING, INC. (C)
EESI                                                                            E&J TEXTILE
ENA                                                                             EAGLE NATURAL GAS COMPANY
EPMI                                                                            EAST TEXAS ELECTRIC
ECTRIC                                                                          EASTERN BULKSHIP SA
ENA                                                                             EASTERN COLOR PRINTING CO. INC., THE
ENA                                                                             EASTERN KENTUCKY EXPLORATION CO.
ENA                                                                             EASTERN KENTUCKY OIL & GAS, INC.
ENA                                                                             EASTERN NEW MEXICO NATURAL GAS ASSOCIATION INC
ELFI                                                                            EASTERN OIL OF NEW JERSEY, INC.
ECTRIC                                                                          EDF TRADING LTD
CEMS, EESI                                                                      EDGEWATER STEEL
EESI                                                                            EDMUND KIM INTERNATIONAL
ENA                                                                             EEX E&P COMPANY, L.P.
ENA                                                                             EGEMINSA
EESI                                                                            EGS ELECTRICAL GROUP
ENA                                                                             EL PASO ELECTRIC COMPANY
EPMI                                                                            EL PASO ELECTRIC COMPANY
ENA                                                                             EL PASO INDUSTRIAL ENERGY, L.P.
ENA                                                                             EL PASO MERCHANT ENERGY - GAS, L.P.



                                  O-I, page 10


               PLAINTIFFS                                                                DEFENDANTS
               ----------                                                                ----------
ENA                                                                             EL PASO MERCHANT ENERGY CANADA INC.
EPMI                                                                            EL PASO MERCHANT ENERGY. L.P.
EGLI                                                                            EL PASO MERCHANT ENERGY-PETROLEUM COMPANY
ELFI                                                                            EL PASO MERCHANT ENERGY-PETROLEUM COMPANY
ENA                                                                             EL PASO MERCHANT ENERGY-PETROLEUM COMPANY
EGLI                                                                            EL PASO NGL MARKETING, L.P.
ECTRIC                                                                          ELBOLAGET I NORDEN AB
EESI                                                                            ELCO/DETREX CORP
ECTRIC                                                                          ELECTRABEL AB
ECTRIC                                                                          ELECTRABEL SA
EPMI                                                                            ELECTRIC RELIABILITY COUNCIL OF
ECTRIC                                                                          ELECTRICITY SUPPLY BOARD
ECTRIC                                                                          ELEMENT RE CAPITAL PRODUCTS INC.
ECTRIC                                                                          ELF TRADING AND MARKETING SA
ECTRIC                                                                          ELF TRADING S.A.
ENA                                                                             ELIZABETHTOWN GAS COMPANY
ENA                                                                             ELIZABETHTOWN GAS COMPANY, A DIVISION OF NUI CORPO
ENA                                                                             ELK RIVER PUBLIC UTILITY DISTRICT
ECTRIC                                                                          ELRO HANDEL
EEMC                                                                            EMC CORPORATION
EESI                                                                            EMPIRE HARD CHROME
EFII                                                                            EMPRESA ENERGETICA CORINTO LTD.
ECTRIC                                                                          EMPRESA NAVIERA ELCANO S.A.
ENA                                                                             ENCINA GAS MARKETING COMPANY LLC
ECTRIC                                                                          ENDEAVOUR ENERGY LTD
ECTRIC                                                                          ENDESA TRADING SA SOCIEDAD
ECTRIC                                                                          ENDESA TRADING SA SOCIEDAD UNIPERSONAL
ECTRIC                                                                          ENERGISELSKAPET ASKER OG
ENA                                                                             ENERGY DEVELOPMENT CORPORATION
ENA                                                                             ENERGY DYNAMICS MANAGEMENT, INC.
ENA                                                                             ENERGY MARKETING, A DIVISION OF AMERADA HESS CORPO
ENA                                                                             ENERGY SERVICES OF PENSACOLA
ECTRIC                                                                          ENERGYDESK.COM
ENRON CLEAN FUELS COMPANY                                                       ENERGYUSA-TPC CORP.
ENA                                                                             ENGAGE ENERGY AMERICA LLC
ECTRIC                                                                          ENGERDAL KOMMUNE
ENA                                                                             ENOGEX INC.
ECTRIC                                                                          ENRON DIRECT LTD
ECTRIC                                                                          ENRON LIQUID FUELS INC
ENA                                                                             ENTERGY LOUISIANA, INC.
ENA                                                                             ENTERGY NEW ORLEANS, INC.
ENA                                                                             ENTEX GAS MARKETING COMPANY



                                  O-I, page 11


               PLAINTIFFS                                                                DEFENDANTS
               ----------                                                                ----------
ENA                                                                             ENTEX, A DIVISION OF NORAM ENERGY CORP.
ENA                                                                             ENTRADA ENERGY VENTURES, L.L.C.
EEMC, EESI                                                                      EOP
EPMI                                                                            EQUILON ENTERPRISES LLC
ELFI                                                                            EQUISTAR CHEMICALS, LP
ENA                                                                             EQUITABLE ENERGY L.L.C.
ENA                                                                             EQUITABLE GAS COMPANY
ECTRIC                                                                          EQUIVA TRADING COMPANY
ELFI                                                                            EQUIVA TRADING COMPANY
ENRON CLEAN FUELS COMPANY                                                       EQUIVA TRADING COMPANY
ERAC                                                                            EQUIVA TRADING COMPANY
ENA                                                                             ESSERMAN STEEL CO INC
ECTRIC                                                                          ESSO SAF
EESI                                                                            EUCLID HEAT TREATING
ECTRIC                                                                          EUROPOINT TERMINALS NETHERLANDS BV
EESI                                                                            EVANS COLUMBUS CORP
EBS                                                                             EXCEL COMMUNICATIONS, INC.
EESI                                                                            EXECUTIVE PROPERTIES
ENA                                                                             EXELON ENERGY COMPANY
EPMI                                                                            EXELON GENERATION COMPANY, LLC
EPMI                                                                            EXPRESS PIPELINE PARTNERSHIP
ENA                                                                             EXXON COMPANY, USA, A DIVISION OF EXXON CORPORATION
ELFI                                                                            EXXON COMPANY, USA, A DIVISION OF EXXON CORPORATION
ECTRIC                                                                          EXXONMOBIL SALES AND SUPPLY
ENA                                                                             FARMLAND INDUSTRIES, INC.
EESI                                                                            FAY DA MANUFACTURING
EESI                                                                            FEDERAL RESERVE BANK - DALLAS
ENA                                                                             FERALLOY CORPORATION
ECTRIC                                                                          FERRELL INTERNATIONAL LIMITED
EESI                                                                            FERRO CORPORATION
ENA                                                                             FIBRES INTERNATIONAL, INC.
ECTRIC                                                                          FINGRID OYJ
ENA                                                                             FIRST PERMIAN, LLC
ECTRIC                                                                          FLEET NATIONAL BANK
ENA                                                                             FLORIDA GAS UTILITY
ENA                                                                             FLOYD OIL COMPANY
EPMI                                                                            FORESIGHT ENERGY COMPANY
ECTRIC                                                                          FORTUM GAS LTD
ECTRIC                                                                          FORTUM OIL AND GAS OY
EFM                                                                             FREIGHTQUOTE.COM
EEMC                                                                            FREUND BAKING COMPANY
CEMS                                                                            FRITO-LAY INC.



                                  O-I, page 12


               PLAINTIFFS                                                                DEFENDANTS
               ----------                                                                ----------
ECTRIC                                                                          FRITZ MEYER A.G.
EESO                                                                            FT HAMILTON
ENA                                                                             FULL SHINE ENTERPRISE CO., INC.
ECTRIC                                                                          FUTURA PETROLEUM LTD.
EESI                                                                            GAINEY CERAMICS INC.
EESI                                                                            GALEN/COLUMBIA HCA HEALTHCARE CORP
ENA                                                                             GANNETT CO. INC.
ECTRIC                                                                          GARCIA MUNTE
EGLI                                                                            GAS PRODUCERS LIQUIDS INC.
ENA                                                                             GAS PRODUCERS LIQUIDS INC.
ENA                                                                             GC MARKETING COMPANY
ELFI                                                                            GE PLASTICS
ENRON CLEAN FUELS COMPANY                                                       GE PLASTICS
EESO                                                                            GENERAL CABLE - US
ENA                                                                             GENERAL ELECTRIC COMPANY
EESI                                                                            GENERAL ENVIRONMENTAL MGMT/PURE TECH
EESI                                                                            GENERAL GROWTH PROPERTIES
EESI, EESO                                                                      GENERAL SERVICES ADMINISTRATION
ERAC                                                                            GENESIS CRUDE OIL, L.P.
GARDEN STATE                                                                    GENESIS RESOURCE ENTERPRISE, INC.
ENRON CLEAN FUELS COMPANY                                                       GEORGE S. COYNE CHEMICAL CO., INC.
ENA                                                                             GEORGIA PACIFIC CORPORATION
EFM                                                                             GET UP AND GO FREIGHT
ECTRIC                                                                          GGEW GRUPPEN GAS UND ELEKTRIZITAETSWERK
                                                                                BERGSTRASSE AG
ENA                                                                             GIANT REFINING COMPANY
ECTRIC                                                                          GISLAVED ENERGIRING AB
EBS                                                                             GJESDAL ENERGI AS
ECTRIC                                                                          GLENCORE AG
EGLI                                                                            GLENCORE AG
ENA                                                                             GLENCORE COMMODITIES LIMITED
EGLI                                                                            GLENCORE LTD.
ELFI                                                                            GLENCORE LTD.
ENA                                                                             GLENCORE LTD.
ELFI                                                                            GLOBAL COMPANIES LLC
EFM                                                                             GLOBAL TRANSLOGIX, INC.
EESI                                                                            GMRI
ENA                                                                             GOLDMAN SACHS & CO.
ENA                                                                             GOLDMAN SACHS CAPITAL MARKETS, L.P.
ENA                                                                             GORDONSVILLE ENERGY, L.P.
EPMI                                                                            GPU SERVICE INC., AS AGENT FOR JERSEY CENTRAL
EPMI                                                                            GPU SVC, AGENT FOR METR. EDISON CO.
EPMI                                                                            GPU SVC, AGENT FOR PENN. ELECTRIC CO.


                                  O-I, page 13


               PLAINTIFFS                                                                DEFENDANTS
               ----------                                                                ----------
ENA                                                                             GRABLE BOSWORTH RONNING
ENA                                                                             GRAND GULF PRODUCTION, LLC
ECTRIC                                                                          GRANINGE TRADING AB
ENA                                                                             GRANT PRINTING
EEMC                                                                            GREAT LAKES CHEMICAL
ENA                                                                             GREAT RIVER ENERGY
ENA                                                                             GREELEY GAS COMPANY AN OPERATING DIVISION OF ATMOS
EPMI                                                                            GREEN MOUNTAIN POWER CORPORATION
ENA                                                                             GREENBRIER ENERGY INC
ECTRIC                                                                          GREENI OY
ENA                                                                             GRUPO PETROTEMEX, S.A. DE C.V.
ECTRIC                                                                          GRUPPO EDITORIALE L'ESPRESSO S
ENA                                                                             GUADALUPE POWER PARTNERS LP
ENA                                                                             GULF COAST RECYCLING LTD.
ENA                                                                             GULF ENERGY MARKETING COMPANY
ENA                                                                             GULF ENERGY MARKETING COMPANY
ENA                                                                             GULF GAS UTILITIES COMPANY
ENA                                                                             GULF SOUTH PIPELINE COMPANY, LP
ENA                                                                             H.E. ACKER
ECTRIC                                                                          HAFSLUND ASA
EPMI                                                                            HAFSLUND ENERGY TRADING, LLC
ECTRIC                                                                          HAFSLUND PRODUKSJON HOLDING AS
ECTRIC                                                                          HAINDL PAPIER GMBH & CO. KG
EEMC                                                                            HAKIMIANPOUR RESTAURANT GROUP
ENA                                                                             HALL ENERGY COMPANY
EPMI                                                                            HARBOR COGENERATION COMPANY
ENA                                                                             HARRIS STEEL COMPANY, INC.
ENA                                                                             HEARTLAND STEEL, INC.
ECTRIC                                                                          HELGELANDSKRAFT AS
EESI                                                                            HENRY FORD VILLAGE
ENA                                                                             HEP PURE, LP
EESI                                                                            HERAEUS METAL PROCESSING INC.
ENA                                                                             HESS ENERGY SERVICES COMPANY, LLC
ENA                                                                             HESS ENERGY TRADING COMPANY (UK) LIMITED
ELFI                                                                            HESS ENERGY TRADING COMPANY LLC
ENA                                                                             HESS ENERGY TRADING COMPANY LLC
ENRON CLEAN FUELS COMPANY                                                       HESS ENERGY TRADING COMPANY LLC
ERAC                                                                            HESS ENERGY TRADING COMPANY LLC
ECTRIC                                                                          HESS ENERGY TRADING COMPANY UK
ENA                                                                             HESS ENERGY TRADING COMPANY UK LIMITED AS AGENTS FOR
                                                                                HESS ENERGY TRADING COMPANY LLC
ENA                                                                             HESS ENERGY, INC.
ENA                                                                             HIGH ISLAND OFFSHORE SYSTEM


                                  O-I, page 14


               PLAINTIFFS                                                                DEFENDANTS
               ----------                                                                ----------
GARDEN STATE                                                                    HILLTOP ENTERPRISES
EEMC                                                                            HKM II-PROPERTY DIVISION
ENA                                                                             HOLLINGER INTERNATIONAL INC.
ENA                                                                             HOLNAM INC.
EPMI                                                                            HOLNAM INC.
EESI                                                                            HOME DEPOT
EEMC                                                                            HOMESTAKE MINING COMPANY
ENA                                                                             HOPE GAS INC.
ECTRIC                                                                          HORDALAND FYLKESKOMMUNE
ENA                                                                             HORIZON STEEL CO.
ENA                                                                             HOUSTON ENERGY SERVICES COMPANY, LLC
EESI                                                                            HOUSTON PIPELINE COMPANY
ENA                                                                             HOWARD ENERGY MARKETING, INC.
EEMC                                                                            HOWARD GOLDBLATT-MCDONALDS
ENA                                                                             HPLC, A DIVISION OF 0058
EPMI                                                                            HQ ENERGY SERVICES (U.S.) INC.
ENA                                                                             HUNTCO STEEL, INC.
ECTRIC                                                                          HUNTSMAN PETROCHEMICALS (UK)
EESI                                                                            HYATT CORP
ENA                                                                             HYDROCARBON LEASE MANAGEMENT, INC.
ENA                                                                             HYDRO-QUEBEC
EBS                                                                             I2 TECHNOLOGIES, INC.
ENA                                                                             ICC ENERGY
ENA                                                                             ICC ENERGY CORPORATION
ENA                                                                             IES UTILITIES INC.
EIM                                                                             IESI CORPORATION
EFM                                                                             IGLOO PRODUCTS
ENA                                                                             ILLINOVA ENERGY PARTNERS, INC.
ENA                                                                             IMD STORAGE, TRANSPORTATION AND ASSET MANAGEMENT C
EESI                                                                            IMPERIAL BEEF LLC/SHAMROCK MEATS INC.
ENA                                                                             INDIANA PRINTING & PUBLISHING CO., INC.
ENA                                                                             INDIANA UTILITIES CORPORATION
EESO                                                                            INFOMART
ENA                                                                             INLAND CONTAINER CORPORATION
ENA                                                                             INLAND PAPERBOARD & PACKAGING INC.
EESI                                                                            INLAND POWDER COATING
ECTRIC                                                                          INNOGY PLC
ENA                                                                             INNOVATIVE GAS SERVICES, INC.
EBS                                                                             INTEGRATED COMMUNICATIONS CONSULTANTS CORPORATION
EEMC                                                                            INTERNATIONAL PAPER
ENA                                                                             INTERNATIONAL PAPER COMPANY
EESI                                                                            INTERNATIONAL PRECISION COMPONENTS



                                  O-I, page 15


               PLAINTIFFS                                                                DEFENDANTS
               ----------                                                                ----------
ENA                                                                             INTERSTATE GAS SUPPLY, INC.
ENA                                                                             INTERSTATE NATURAL GAS COMPANY
EIM                                                                             INTERSTATE RESOURCES, INC.
EBS                                                                             IP COMMUNICATIONS, INC.
ECTRIC                                                                          IRISH NATIONAL PETROLEUM CORPO
EEMC                                                                            IRVINE CO.
ELFI                                                                            IRVING OIL TERMINALS INC.
ENA                                                                             ISPAT INLAND INC.
EESI                                                                            ISW ACQUISITION CO. LTD
ECTRIC                                                                          ITOCHU CORPORATION
ECTRIC                                                                          ITOCHU INTERNATIONAL INC.
ELFI                                                                            ITOCHU INTERNATIONAL INC.
ECTRIC                                                                          ITOCHU PETROLEUM COMPANY (S) PTE LIMITED
EESI                                                                            J&P FLOWERS INC (GOLDEN COAST NURSERY)
EESI                                                                            J&R ENGINEERING/PARK AVENUE PRODUCTS INC.
ENA                                                                             J. ARON COMPANY
ENA                                                                             J. M. HUBER CORPORATION
EESI                                                                            JACK IN THE BOX INC.
ENA                                                                             JACKS CREEK OIL & GAS
ENA                                                                             JAY MANAGEMENT COMPANY, LLC
EFM                                                                             JBFF, INC.
ENA                                                                             JC ENERGY RESOURCES, INC.
EESI                                                                            JEFFERSON CITY EDUCATIONAL SERVICE CENTER
EIM                                                                             JEFFERSON SMURFIT CORPORATION (US)
EEMC                                                                            JERRY MEYERSON-MCDONALDS
ENA                                                                             JIANGSU OVERSEAS GROUP
EESI                                                                            JINDAL STRIPS LTD DBA MASSILLON STAINLESS INC.
EEMC                                                                            JOHN MUIR/MT DIABLO HEALTH SYSTEM
EEMC                                                                            JOHNS MANVILLE INTERNATIONAL INC.
ENA                                                                             JOHNS MANVILLE INTERNATIONAL, INC
EESI                                                                            JOHNSON & JOHNSON
EESI                                                                            JOHNSON RUBBER/JOHNSONITE/NORBALT RUBBER
ENA                                                                             JONAN GAS MARKETING LTD.
ENA                                                                             JOSEPH F. BIDDLE PUBLISHING COMPANY, INC.
ENA                                                                             JOURNAL INQUIRER
ENA                                                                             KAISER ALUMINUM & CHEMICAL CORPORATION
ENA                                                                             KAISER ALUMINUM CORPORATION
EESI                                                                            KAISER HEALTHCARE
ENA                                                                             KARTON SANAYI VE TIC. A.S.
GARDEN STATE                                                                    K-C INTERNATIONAL, LTD
EESI                                                                            KEARNY BOARD OF EDUCATION
ENRON CLEAN FUELS COMPANY                                                       KEELING DISTRIBUTING, INC.
EESI                                                                            KELSEY HAYES


                                  O-I, page 16


               PLAINTIFFS                                                                DEFENDANTS
               ----------                                                                ----------
ENA                                                                             KENTUCKY EAST OIL & GAS
ENA                                                                             KEYSPAN ENERGY CANADA PARTNERSHIP
ENA                                                                             KEYSPAN ENERGY CORPORATION
ENA                                                                             KEYSPAN ENERGY SERVICES, INC.
ENA                                                                             KEYSPAN GAS EAST CORPORATION
ENA                                                                             KEYSPAN GAS EAST CORPORATION, DBA KEYSPAN ENERGY D
ECTRIC                                                                          KG GEKOL MINERALOELHANDEL GMBH
ENA                                                                             KILBARGER CONSTRUCTION, INC.
ENA                                                                             KILLBUCK OIL FIELD SERVICE
ENA                                                                             KINDER MORGAN TEXAS PIPELINE, L.P.
ENA                                                                             KING DRILLING COMPANY
EESI                                                                            KINZIE INDUSTRIAL DEVELOPMENT
ENA                                                                             KLOTZMAN, MS, EXPLORATION CO.
ENA                                                                             KN GAS SERVICES
ENA                                                                             KNAUF FIBER GLASS GMBH
EEMC                                                                            KNICKERBOCKER PROPS INC.
ENA                                                                             KNIGHT RIDDER SHARED SERVICES
EIM                                                                             KNIGHT-RIDDER, INC.
ECTRIC                                                                          KOCH CARBON INC
ENA                                                                             KOCH CARBON INC
ECTRIC                                                                          KOCH HYDROCARBONS
EGLI                                                                            KOCH HYDROCARBONS COMPANY
ECTRIC                                                                          KOCH INDUSTRIES, INC.
ENA                                                                             KOCH INDUSTRIES, INC.
ENA                                                                             KOCH METALS AS AGENT AND ON BEHALF OF KOCH
                                                                                HYDROCARBONS CO.
ENA                                                                             KOCH MIDSTREAM SERVICES COMPANY
ECTRIC                                                                          KOCH PETROLEUM GROUP, L.P.
EGLI                                                                            KOCH PETROLEUM GROUP, L.P.
ELFI                                                                            KOCH PETROLEUM GROUP, L.P.
ENRON CLEAN FUELS COMPANY                                                       KOCH PETROLEUM GROUP, L.P.
ECTRIC                                                                          KOCH REFINING INTERNATIONAL PTE. LTD
EESI                                                                            KOMAG
ECTRIC                                                                          KONGSVINGER KOMMUNE
ECTRIC                                                                          KOUVOLAN SEUDUN SAHKO
EESI                                                                            KPR HOLDINGS LP
ECTRIC                                                                          KVAENER
ECTRIC                                                                          KVINNHERAD ENERGI AS
ENA                                                                             L&L OIL AND GAS SERVICES, L.L.C.
EESI                                                                            LA CORONA USA
ENA                                                                             LAFARGE
EESI                                                                            LAM RESEARCH CORPORATION
ENA                                                                             LAMINADOS DE BARRO, S.A. DE C.V.


                                  O-I, page 17


               PLAINTIFFS                                                                DEFENDANTS
               ----------                                                                ----------
GARDEN STATE                                                                    LAMINATED PAPER PRODUCTS
EESI                                                                            LANGER JUICE CO INC.
EESI                                                                            LANSCO DIE CASTING INC.
ENA                                                                             LASALLE PAPERS, INC.
ENA                                                                             LDNGC SERIES 1998 A TRUST
ENA                                                                             LEE & AGEE, INC.
EESI                                                                            LEGACY HEALTH SERVICES
ENA                                                                             LEHIGH PORTLAND CEMENT COMPANY
LNG SHIPPING                                                                    LEIF HOEGH & CO. ASA
ECTRIC                                                                          LEPTA SHIPPING CO. LTD.
ECTRIC                                                                          LICORNE PETROLEUM NEDERLAND BV
EESI                                                                            LIMITED INC.
ENA                                                                             LINDSEY ENTERPRISES
EESI                                                                            LISTON BRICK COMPANY OF CORONA
EEMC                                                                            LITTON SYSTEMS INC.
EEMC, EESI                                                                      LOCKHEED
ENA                                                                             LOCKPORT ENERGY ASSOCIATES, L.P.
ECTRIC                                                                          LONDON ELECTRICITY PLC
EESI                                                                            LONG ISLAND COLLEGE
ENA                                                                             LONG RIDGE FARM ENERGY
EESI                                                                            LORBER INDUSTRIES OF CA INC.
ENA                                                                             LOS ANGELES DEPT. OF WATER & POWER
EEMC                                                                            LOS ANGELES UNIFIED SCHOOL DISTRICT
ECTRIC                                                                          LOUIS DREYFUS CORPORATION
ELFI                                                                            LOUIS DREYFUS CORPORATION
ENA                                                                             LOUIS DREYFUS CORPORATION
ECTRIC                                                                          LOUIS DREYFUS ENERGY LTD.
ELFI                                                                            LOUIS DREYFUS ENERGY LTD.
ENA                                                                             LOUIS DREYFUS ENERGY SERVICES L.P.
ECTRIC                                                                          LOUIS DREYFUS LPG SERVICES LP
ENA                                                                             LOUIS DREYFUS PLASTICS CORP.
ECTRIC                                                                          LOUIS DREYFUS REFINING & MARKE
ENA                                                                             LOUISIANA GAS SERVICE CO
EPMI                                                                            LOUISIANA-PACIFIC CORPORATION
CEMS, EESI                                                                      LTV STEEL COMPANY
ENRON CLEAN FUELS COMPANY                                                       LUBRIZOL CORPORATION, THE
CEMS, EESI                                                                      LUCENT
EESI                                                                            LUZ SOLAR PARTNERS LTD.
EPMI                                                                            LUZENAC
ECTRIC                                                                          LYONDELL CHEMICAL NEDERLAND LTD
EESI                                                                            LYONS MAGNUS
EESI                                                                            M & B INDUSTRIAL GAS DEVELOPMENT COMPANY
EEMC                                                                            M & N FOODS, LLC.-CARL KARCHER



                                  O-I, page 18


               PLAINTIFFS                                                                DEFENDANTS
               ----------                                                                ----------
ECTRIC                                                                          MABANAFT BV
ENA                                                                             MACLAREN ENERGY INC.
ENA                                                                             MADISON GAS & ELECTRIC CO.
ENA                                                                             MAINLINE ENERGY, L.L.C.
EEMC                                                                            MALLARD HOLDING COMPANY LLC
ECTRIC                                                                          MALSELV KOMMUNE
EGLI                                                                            MARATHON ASHLAND PETROLEUM, LLC
ERAC                                                                            MARATHON ASHLAND PETROLEUM, LLC
ENA                                                                             MARCAL PAPER MILLS, INC.
EESI                                                                            MARGATE TENANT CORP.
ECTRIC                                                                          MARUBENI INTERNATIONAL PETROLEUM
EESI                                                                            MASCO CORP.
ECTRIC                                                                          MASFJORDEN KOMMUNE
ENA                                                                             MASSEY COAL SALES COMPANY, INC.
EESI                                                                            MATCHMASTER DYEING & FINISHING
EESI                                                                            MATICH CORP.
ENA                                                                             MATRIX OIL & GAS, INC.
ECTRIC                                                                          MAYR-MELNHOF KARTON AKTIENGELLSCHAFT
EEMC                                                                            MCDONALDS
ENA                                                                             MCKINLEY PAPER COMPANY
EESI                                                                            MCP INDUSTRIES INC/DBA BUILDING PRODUCTS CO.
EIM                                                                             MEDIA GENERAL, INC.
EIM                                                                             MEDIANEWS GROUP, INC.
EBS                                                                             MEDIAONDEMAND.COM, INC.
EBS                                                                             MEGABYTE NETWORK, INC.
ECTRIC                                                                          MELLANSKANES
ENA                                                                             MEMPHIS LIGHT, GAS, AND WATER DIVISION
EFM                                                                             MENASHA MATERIAL HANDLING CORP.
EPMI                                                                            MERCHANT ENERGY GROUP OF THE AMERICAS, INC.
EESI                                                                            MERCY HOSPITAL OF TIFFIN
ENA                                                                             MERIT GAS AND OIL, INC
ENA                                                                             MERIT GAS AND OIL, INC
ENA                                                                             MERRILL LYNCH INTERNATIONAL BANK LTD., NEW
                                                                                YORK AGENT
ENA                                                                             METALS USA CARBON FLAT ROLLED, INC.
ENA                                                                             METALS USA, INC.
ENRON CLEAN FUELS COMPANY                                                       METHANEX NEW ZEALAND LIMITED
EESI                                                                            METRO WASH & LAUNDRY
ENA                                                                             METRON STEEL, A DBA OF PRIMARY STEEL
ENA                                                                             METROPOLITAN ATLANTA RAPID TRANSIT AUTHORITY
ENA                                                                             METROPOLITAN UTILITIES DISTRICT
EPMI                                                                            METROPOLITAN WATER DISTRICT OF SOUTHERN CALIFORNIA
ENA                                                                             MFA OIL CO.


                                  O-I, page 19


               PLAINTIFFS                                                                DEFENDANTS
               ----------                                                                ----------
ENA                                                                             MGM TRADING CO.
ENA                                                                             MIDCON TEXAS GAS SERVICES CORP
ENA                                                                             MIDLAND COGENERATION VENTURE LIMITED PARTNER
ENA                                                                             MIDSOUTH PULP & PAPER, INC.
EPMI                                                                            MIDWESTERN GAS TRANSMISSION COMPANY
ENA                                                                             MIECO INC.
EEMC                                                                            MILLIPORE
ENA                                                                             MINNESOTA MINING & MANUFACTURING COMPANY
ENA                                                                             MIRADA DRILLING, INC.
EIM                                                                             MIRANT AMERICAS ENERGY MARKETING, L.P.
EPMI                                                                            MIRANT AMERICAS ENERGY MARKETING, L.P.
EPMI                                                                            MISSISSIPPI DELTA ENERGY AGENCY
ENA                                                                             MITCHELL ENERGY CORPORATION
EFM                                                                             MK BATTERY
EESO                                                                            MOLDED FIBER GLASS
ECTRIC                                                                          MOLNDAL ENERGI AB
ECTRIC                                                                          MONDADORI INTERNATIONAL SA LUXEMBOURG - ZURICH BR
ENA                                                                             MORGAN DRILLING COMPANY, INC
ELFI                                                                            MORGAN STANLEY CAPITAL GROUP INC.
ENA                                                                             MORGAN STANLEY CAPITAL GROUP INC.
ECTRIC                                                                          MORGAN STANLEY DEAN WITTER CAPITAL
ELFI                                                                            MORGAN STANLEY GROUP INC.
EEMC                                                                            MOTEL 6
ENA                                                                             MOUNTAIN VIEW COAL COMPANY,INC.
ENA                                                                             MOUNTAINEER GAS COMPANY
ENA                                                                             MRT ENERGY MARKETING COMPANY
CEMS                                                                            MSI CORPORATION
ENA                                                                             MUNICIPAL GAS AUTHORITY OF GEORGIA
ENA                                                                             MUNICIPAL GAS AUTHORITY OF MISSISSIPPI, THE
ENA                                                                             MURPHY OIL CO INC
ECTRIC                                                                          NAFTA (B) NV
EESI                                                                            NAPA PIPE CORP.
ECTRIC                                                                          NATIONAL COAL SUPPLY CORP. LTD
ENA                                                                             NATIONAL FUEL GAS DISTRIBUTION CORPORATION
ENA                                                                             NATIONAL GAS & OIL COOPERATIVE
EESI                                                                            NATURAL GAS FUEL COMPANY
ENA                                                                             NATURAL GAS SERVICES, INC.
EESI                                                                            NAUMES CONCENTRATES INC.
ECTRIC                                                                          NAVION SHIPPING AS
ENA                                                                             NEPA LIMITED
ECTRIC                                                                          NESA A/S
EEMC                                                                            NESTLE
EBS                                                                             NETVOICE TECHNOLOGIES, INC.



                                  O-I, page 20


               PLAINTIFFS                                                                DEFENDANTS
               ----------                                                                ----------
ENA                                                                             NEVADA POWER COMPANY
EPMI                                                                            NEVADA POWER COMPANY
EEMC                                                                            NEW ENGLAND FINANCIAL
EESI                                                                            NEW UNITED MOTOR MANUFACTURING
EPMI                                                                            NEW YORK INDEPENDENT SYSTEM OPERATOR, INC.
ENA                                                                             NEW YORK STATE ELECTRIC & GAS CORPORATION
EIM                                                                             NEW YORK TIMES COMPANY, THE
GARDEN STATE                                                                    NEWARK STAR LEDGER
ENA                                                                             NEWCO ENERGY, INC.
GARDEN STATE                                                                    NEWSWORKS
EIM                                                                             NEWTOWN PAPER COMPANY, INC.
ENA                                                                             NEWTOWN PAPER COMPANY, INC.
ERAC                                                                            NEXEN MARKETING U.S.A. INC.
EPMI                                                                            NIAGARA MOHAWK POWER CORPORATION
ENA                                                                             NICHOLS ALUMINUM
ENA                                                                             NICOLE ENERGY SERVICES, INC.
ENA                                                                             NICOLE GAS MARKETING, INC.
ENA                                                                             NINE MILE OIL & GAS COMPANY
ECTRIC                                                                          NIPPON STEEL CORPORATION
ELFI                                                                            NOBLE AMERICAS CORP.
ECTRIC                                                                          NOBLE CHARTERING INC
ENA                                                                             NOBLE ENERGY MARKETING, INC.
ENA                                                                             NORAMPAC, INC.
ECTRIC                                                                          NORE OG UVDAL KOMMUNE
ECTRIC                                                                          NORSK HYDRO PRODUKSJON AS
ECTRIC                                                                          NORSKE SKOG
EEMC                                                                            NORTEL
ENA                                                                             NORTH AMERICAN ENERGY CONSERVATION INC.
ENA                                                                             NORTH AMERICAN ENERGY CONSERVATION INC.
EESI                                                                            NORTH AMERICAN WIRE
ENA                                                                             NORTH CAROLINA POWER HOLDINGS, LLC
ENA                                                                             NORTH SHORE GAS COMPANY
ELFI                                                                            NORTHEAST UTILITIES SERVICE COMPANY
EPMI                                                                            NORTHERN CALIFORNIA POWER AGENCY
ENA                                                                             NORTHERN GAS COMPANY
ENA                                                                             NORTHERN NATURAL GAS COMPANY
ENA                                                                             NORTHERN STATES POWER COMPANY
EEMC, EESI                                                                      NORTHROP GRUMMAN CORP
ELFI                                                                            NORTHVILLE INDUSTRIES CORP.
ENA                                                                             NORTHVILLE INDUSTRIES CORP.
ENA                                                                             NORTHWEST NATURAL GAS COMPANY
ECTRIC                                                                          NORWEB PLC
EEMC                                                                            NOVELLUS SYSTEMS INC.



                                  O-I, page 21


               PLAINTIFFS                                                                DEFENDANTS
               ----------                                                                ----------
ECTRIC                                                                          NOVO NORDISK
ENA                                                                             NRG ENERGY INC
EPMI                                                                            NRG POWER MARKETING INC.
EESI                                                                            NSA33-C-TOWN/NENE MEAT CORP.
EESI                                                                            NTA GRAPHICS INC.
ENA                                                                             NUI CORPORATION - CITY GAS COMPANY OF FLORIDA
ENA                                                                             NUI UTILITIES, INC.
ENA                                                                             NUMAC ENERGY INC.
ECTRIC                                                                          NUON ENERGY TRADE & WHOLESALE NV
EESI                                                                            NURI INC.
ECTRIC                                                                          NV GKE GEMEENSCHAPPELIJK KOLENBUREAU
                                                                                ELECTRICITEITSPRODUKTIEBEDRIJVEN
EESI                                                                            NYU DOWNTOWN HOSPITAL
EESI                                                                            NYU THE HOSPITAL OF JOINT DISEASES
EESO                                                                            OCEAN SPRAY
EESI                                                                            OCM BOCES
ENA                                                                             OFFSHORE GAS MARKETING, INC.
EESI                                                                            OFS REALTY CORP.
ENA                                                                             OGE ENERGY RESOURCES, INC.
EPMI                                                                            OGE ENERGY RESOURCES, INC.
ENA                                                                             OGLETHORPE POWER CORPORATION
ENA                                                                             OHIO EDISON COMPANY
EESI                                                                            OHIO METALLURGICAL SVC INC.
ENA                                                                             OIL AND GAS DISPERSING
EESI                                                                            OLD BRIDGE CHEMICALS INC.
ENA                                                                             OLD WORLD INDUSTRIES, INC.
ENRON CLEAN FUELS COMPANY                                                       OLD WORLD INDUSTRIES, INC.
ENA                                                                             OLIVER M. ROBERTS
ENA                                                                             OLIVER M. ROBERTS
EPMI                                                                            OMAHA PUBLIC POWER DISTRICT
ECTRIC                                                                          OMLX
ENA                                                                             ONEOK ENERGY MARKETING AND TRADING COMPANY, II
ENA                                                                             ONTARIO HYDRO ENERGY, INC.
ENA                                                                             ONTARIO POWER GENERATION INC.
ECTRIC                                                                          ONYX OIL LTD
ENA                                                                             OPEN FLOW GAS SUPPLY CORPORATION
ECTRIC                                                                          OPPLAND ENERGI
ENA                                                                             ORANGE & ROCKLAND UTILITIES INC.
ENA                                                                             ORANGE & ROCKLAND UTILITIES INC.
ENA                                                                             ORION PIPELINE, L.L.C.
ENA                                                                             ORION POWER MIDWEST, L.P.
ENA                                                                             ORMET CORPORATION
ENA                                                                             ORMET PRIMARY ALUMINUM CORP.



                                  O-I, page 22


               PLAINTIFFS                                                                DEFENDANTS
               ----------                                                                ----------
EEMC                                                                            ORTEK
EPMI                                                                            OTTER TAIL POWER COMPANY
ECTRIC                                                                          OULON ENERGIA
EESI, EESO                                                                      OWENS ILLINOIS
EESI                                                                            OXFORD NATURAL GAS COMPANY
ENA                                                                             P&P ENERGY TRADING COMPANY
ECTRIC                                                                          PACIFIC CARRIERS LIMITED
ENA                                                                             PACIFIC FOREST RESOURCES, INC.
GARDEN STATE                                                                    PACIFIC FOREST RESOURCES, INC.
EESI, EEMC                                                                      PACIFIC GAS & ELECTRIC CO.
EESI                                                                            PACIFIC TELESIS GROUP
ENA                                                                             PACIFICORP
EPMI                                                                            PACIFICORP POWER MARKETING, INC.
EESNA                                                                           PACTEL
EEMC                                                                            PACTIV
GARDEN STATE                                                                    PALISADES PARK
ENA                                                                             PAN GRANDE PIPELINE L.L.C.
ENA                                                                             PANACO, INC.
ENA                                                                             PAN-ALBERTA GAS (US) INC.
ENA                                                                             PAN-ALBERTA GAS LTD.
GARDEN STATE                                                                    PAPER TUBES CORES & BOXES
EIM                                                                             PAPERBOARD INDUSTRIES INTERNATIONAL, INC.
EESI                                                                            PARADISE TEXTILE
EESI                                                                            PARALLEL PRODUCTS
EESI                                                                            PARK RIDGE HOSPITAL
ENA                                                                             PAR-PAK LTD
ECTRIC                                                                          PAUL HARTMANN AG
ENA                                                                             PAUL L. BRYAN MINERAL TRUST
ENA                                                                             PAXTON & VIERLING STEEL CO.
ENA                                                                             PCS NITROGEN FERTILIZER, LP
EESI                                                                            PD HOTEL ASSOCIATES
ELFI                                                                            PDVSA PETROLEO Y GAS, S.A.
ENA                                                                             PEABODY COALTRADE, INC.
EESI                                                                            PECHINEY PLASTIC PACKAGING INC.
EPMI                                                                            PECO ENERGY COMPANY
ENA                                                                             PEN COAL CORPORATION
ENA                                                                             PEN HOLDINGS, INC
ENA                                                                             PENN FUEL GAS INC.
ENA                                                                             PENNSYLVANIA GAS & WATER COMPANY
EPMI                                                                            PENNSYLVANIA PUBLIC UTILITY COMMISSION
ENA                                                                             PEOPLES ENERGY CORPORATION
EESI                                                                            PEPSI
CEMS                                                                            PEPSICO INC.



                                  O-I, page 23


               PLAINTIFFS                                                                DEFENDANTS
               ----------                                                                ----------
EIM                                                                             PERKINS PAPERS LTD.
CEMS, EESI                                                                      PERRY GAS
ENA                                                                             PERRY GAS COMPANIES, INC.
ECTRIC                                                                          PETREDEC LIMITED (FIN & PHY)
ECTRIC                                                                          PETROBRAS AMERICA INC.
ELFI                                                                            PETROBRAS AMERICA INC.
ENRON FUELS CARIBBEAN, L.P.                                                     PETROBRAS AMERICA INC.
ENA                                                                             PETRO-CANADA
ENA                                                                             PETRO-CANADA OIL AND GAS
ECTRIC                                                                          PETRO-DIAMOND INC.
ECTRIC                                                                          PETROFINA, S.A.
ENA                                                                             PETROGULF CORPORATION
ECTRIC                                                                          PETRONED BV
ECTRIC                                                                          PETROPLUS MARKETING AG
ECTRIC                                                                          PETROPLUS REFINING TEESSIDE LTD
ENA                                                                             PG&E CORE
EEMC, EESI                                                                      PG&E ENERGY TRADING
EEMC                                                                            PG&E ENERGY TRADING - POWER, L.P.
ENA                                                                             PG&E ENERGY TRADING, CANADA CORPORATION
ELFI                                                                            PHIBRO, INC.
ENA                                                                             PHIBRO, INC.
ENA                                                                             PHIBRO-TECH INC.
ENA                                                                             PHILADELPHIA GAS WORKS
ENA                                                                             PHILLIPS PETROLEUM COMPANY
ENA                                                                             PHOENIX DOMINION ENERGY, LLC
EESI                                                                            PHOENIX DYEWORKS INC.
EPMI                                                                            PILOT POWER GROUP, INC. AS AG
GARDEN STATE                                                                    PISCATTAWAY (NEWARK)
ENA                                                                             PITTSBURGH CORNING CORPORATION
EPMI                                                                            PLAINS ELECTRIC GENERATION & TRANSMISSION COOPERAT
EGLI                                                                            PLAINS MARKETING, L.P.
ERAC                                                                            PLAINS MARKETING, L.P.
EESI                                                                            PLATINUM DYEING & FINISHING INC.
EESI                                                                            PLYMOUTH INVENTORY INC.
ENA                                                                             PNM GAS SERVICES
ENA                                                                             POGO PRODUCING COMPANY
ECTRIC                                                                          POHJOIS-KARJALAN SAHKO OY
EESO                                                                            POLAROID
ECTRIC                                                                          POLYMER LATEX GMBH & CO. KG
ENA                                                                             PONTCHARTRAIN NATURAL GAS SYSTEM
EIM                                                                             PORT TOWNSEND PAPER CORPORATION
ECTRIC                                                                          POSEIDON SCIFFAHRT GMBH


                                  O-I, page 24


               PLAINTIFFS                                                                DEFENDANTS
               ----------                                                                ----------
ENA                                                                             POWELL-CLINCH UTILITY DIST. OF ANDERSON AND CAMPBE
ENA                                                                             POWER AUTHORITY OF THE STATE OF NEW YORK
ENA                                                                             POWER GAS MARKETING & TRANSMISSION, INC.
ECTRIC                                                                          POWERGEN UK PLC
ENA                                                                             PPL ELECTRIC UTILITIES CORPORATION
EESI                                                                            PRECISION SPECIALTY METALS
ECTRIC                                                                          PREEM PETROLEUM AB
EESI                                                                            PREMIER INDUSTRIES INC.
EESI                                                                            PRIME ALLIANCE
EEMC                                                                            PRINTED CIRCUIT CORPORATION
ELFI                                                                            PROCARIBE INC.
EFM                                                                             PROCUREMENT & LOGISTICS SERVICES, INC.
ENA                                                                             PRODUCTORA NACIONAL DE PAPEL DESTINADO, S.A. DE C.V.
EPMI                                                                            PROFESSIONAL RESEARCH AGENCY, INC
ENA                                                                             PROGAS USA, INC.
EESI                                                                            PROMUS
ENA                                                                             PROSPECTIVE INVESTMENT & TRADING CO. LTD.
ENA                                                                             PUBLIC SERVICE COMPANY OF COLORADO
EPMI                                                                            PUBLIC SERVICE COMPANY OF COLORADO
ELFI                                                                            PUBLIC SERVICE COMPANY OF NEW HAMPSHIRE
ENA                                                                             PUBLIC SERVICE COMPANY OF OKLAHOMA
EPMI                                                                            PUBLIC UTILITY DIST #1 OF CHELAN COUNTY
ENA                                                                             PUBLIC UTILITY DISTRICT OF JEFFERSON AND COCKE COU
EPMI                                                                            PUD NO. 1 OF SNOHOMISH COUNTY
GARDEN STATE                                                                    PULP & PAPER SALES INT'L
GARDEN STATE                                                                    PUTNAM STAINLESS TUBES INC.
EESO                                                                            QUAKER
ENA                                                                             QUALITECH STEEL CORPORATION
EESO                                                                            QUEBECOR
ENA                                                                             QUEBECOR WORLD USA INC.
ENA                                                                             QUESTA PETROLEUM COMPANY
ENA                                                                             QUESTAR CORPORATION
ENA                                                                             QUESTAR GAS COMPANY
EESI                                                                            QUICK QUALITY RESTAURANTS
EFM                                                                             R.E.W. ASSOCIATES, INC.
ENA                                                                             RALACO VENTURES
ENA                                                                             RAMA NEWSPRINT AND PAPERS LTD.
EIM                                                                             RANDOM HOUSE, INC.
ENA                                                                             RANGE ENERGY SERVICES COMPANY
EESI                                                                            RAYCHEM
ENA                                                                             RECYCLE AMERICA, A DIVISION OF WASTE MANAGEMENT
                                                                                HOLDINGS, INC.


                                  O-I, page 25


               PLAINTIFFS                                                                DEFENDANTS
               ----------                                                                ----------
GARDEN STATE                                                                    RECYCLED FIBERS
ENA                                                                             RECYCLED FIBERS INTERNATIONAL
GARDEN STATE                                                                    RECYCLED PAPERBOARD OF CLIFTON
GARDEN STATE                                                                    RECYCLERS LIMITED
GARDEN STATE                                                                    RECYCLING VENTURES
ENA                                                                             RED ROCK ENERGY, L.L.C.
ECTRIC                                                                          REDAN FUTURES LIMITED
ECTRIC                                                                          REDE ELECTRICA NACIONAL SA
ENA                                                                             RELIANT ENERGY ENTEX, DIV. RELIANT ENERGY RES. COR
ENA                                                                             RELIANT ENERGY FIELD SERVICES, INC.
ENA                                                                             RELIANT ENERGY SERVICES, INC.
ENA                                                                             REMINGTON, LLC
ENA                                                                             RESERVE OPERATING CORP.
ENA                                                                             RETEX INC.
EESO                                                                            REXAM/ANC
EFM                                                                             REZ 1
ENA                                                                             RICELAND PETROLEUM COMPANY
EESO                                                                            RICH PRODUCTS
EESI                                                                            RICHLAND MOULDED BRICK CO.
ENA                                                                             RICTER WEB PRINTING LIMITED
EESO                                                                            RIDGE TOOL CO.
ECTRIC                                                                          RINGERIKS KRAFT AS
EEMC                                                                            RITE AID CORPORATION
EESI                                                                            RIVIERA HOTEL & CASINO
ENA                                                                             RME ENERGY MARKETING, INC.
EEMC                                                                            ROBERT J. KILDUFF
ENA                                                                             ROCHESTER GAS & ELECTRIC CORPORATION
EIM                                                                             ROCK-TENN COMPANY
ECTRIC                                                                          ROYAL BANK OF SCOTLAND PLC
ENA                                                                             ROYSTER-CLARK, INC.
ENA                                                                             RUBIN RESOURCES, INC.
ENA                                                                             RUMPKE CONSOLIDATED COMPANIES INC.
ECTRIC                                                                          RUNICOM LIMITED
ENA                                                                             RUSSELL GAS TRUST
ECTRIC                                                                          RVI GUARANTY CO
ECTRIC                                                                          RWE TRADING GMBH
EFM                                                                             RYDER INTEGRATED LOGISTICS
EESI                                                                            SABA TEXTILES INC
ENA                                                                             SABINE PIPE LINE COMPANY INC.
EEMC, EESI                                                                      SAFEWAY
EESI                                                                            SAINT BARNABAS HEALTH CARE SYSTEMS
EESI                                                                            SAKS
ENA                                                                             SAMPLE MEDIA, INC.


                                  O-I, page 26


               PLAINTIFFS                                                                DEFENDANTS
               ----------                                                                ----------
ECTRIC                                                                          SAMSUNG PETROLEUM (SINGAPORE) PTE
ENA                                                                             SAN DIEGO GAS & ELECTIC CORP.
EEMC                                                                            SAN FRANCISCO MART
EESI                                                                            SAN JOSE ARENA MANAGEMENT, L.P
EESI                                                                            SAN JOSE UNIFIED SCHOOL DISTRIST
EESI                                                                            SAN MATEO COUNTY GENERAL HOSPITAL
EESI                                                                            SANDALWOOD CO-OP INC.
ECTRIC                                                                          SANGAMON TRANSPORTATION GROUP
EESI                                                                            SAVITAR REALTY ADVISORS
ENA                                                                             SCANA ENERGY TRADING LLC
ECTRIC                                                                          SCANCEM AB
EFM                                                                             SCOTT LOGISTICS CORPORATION
EEMC                                                                            SEAGATE TECHNOLOGY
ENA                                                                             SEAGULL ENERGY E&P INC.
ECTRIC                                                                          SEAMAR SHIPPING CORPORATION
EESI                                                                            SEAPORT HOTELS
ECTRIC                                                                          SECTOR MARITIME INVESTMENTS LTD OF THE
                                                                                CAYMAN ISLANDS
                                                                                C/O SECTOR ASSET MANAGEMENT OF OSLO
EESI                                                                            SEES COLOR TEXTILE
ECTRIC                                                                          SEF HANDEL
ENA                                                                             SELECT ENERGY
ENA                                                                             SELECT ENERGY NEW YORK, INC.
ECTRIC                                                                          SEMPRA ENERGY EUROPE LTD
ENA                                                                             SEMPRA ENERGY SALES, LLC
ENA                                                                             SEMPRA ENERGY SOLUTIONS
ECTRIC                                                                          SEMPRA OIL TRADING SARL
ENA                                                                             SEQUENT ENERGY MANAGEMENT, LP
ECTRIC                                                                          SERVICE ALUMINIUM
ECTRIC                                                                          SERVICIOS NAVIERAMAR C.A
ENA                                                                             SEVIER COUNTY UTILITY DISTRICT OF SEVIER COUNTY, T
ECTRIC                                                                          SHAANXI IMPORT & EXPORT CORP
ENA                                                                             SHAMROCK ENERGY CORPORATION
ECTRIC                                                                          SHANGHAI BAOSTEEL INTERNATIONAL
EESI                                                                            SHAW INDUSTRIES
ELFI                                                                            SHELL CHEMICAL COMPANY
ECTRIC                                                                          SHELL EASTERN TRADING PTE LIMITED
ECTRIC                                                                          SHELL GAS DIRECT LIMITED
ENA                                                                             SHELL GAS TRADING COMPANY
ECTRIC                                                                          SHELL INTERNATIONAL EASTERN
EGLI                                                                            SHELL OIL COMPANY
ELFI                                                                            SHELL OIL COMPANY
ENRON CLEAN FUELS COMPANY                                                       SHELL OIL COMPANY
ELFI                                                                            SHELL TRADING (US) COMPANY



                                  O-I, page 27


               PLAINTIFFS                                                                DEFENDANTS
               ----------                                                                ----------
ENRON CLEAN FUELS COMPANY                                                       SHELL TRADING (US) COMPANY
ENRON FUELS CARIBBEAN, L.P.                                                     SHELL TRADING (US) COMPANY
ELFI                                                                            SHELL WESTERN SUPPLY AND TRADING LIMITED
EFM                                                                             SHIPPERS INTERSTATE TRANSPORTATION
EPMI                                                                            SIERRA PACIFIC POWER COMPANY
ENA                                                                             SIGCORP ENERGY SERVICES
EBS                                                                             SIGMA NETWORKS, INC.
EESI                                                                            SIMONE FRUIT CO.
EEMC                                                                            SIMPLEX TIME RECORDER COMPANY
ENA                                                                             SINCLAIR OIL CORPORATION
ECTRIC                                                                          SINOM (HONG KONG) LTD
ECTRIC                                                                          SITA NEGOCE
ECTRIC                                                                          SJB PETROLEUM PRODUCTS BV
ECTRIC                                                                          SKANDINAVISK KRAFTMEGLING AS
ECTRIC                                                                          SKATTEMYNGIGHETEN
ECTRIC                                                                          SKELLEFTEA KRAFT AB
ECTRIC                                                                          SKIENSFJORDENS KOMMUNALE KRAFTSELSKAP ENERGI AS
ENA                                                                             SMALL VENTURES USA, L.L.C.
ENA                                                                             SMITH, LE HOLDING CO.
EFII                                                                            SMITH/ENRON COGENERATION LIMITED PARTNERSHIP
EIM                                                                             SMURFIT PACKAGING CORPORATION
ENA                                                                             SMURFIT RECYCLING COMPANY
GARDEN STATE                                                                    SMURFIT RECYCLING COMPANY
EPMI                                                                            SMURFIT-STONE CONTAINER CORPORATION
ECTRIC                                                                          SOCIETE GENERALE
ECTRIC                                                                          SOCIETE GENERALE ENERGIE
ELFI                                                                            SOCIETE GENERALE ENERGIE (USA) CORP.
ECTRIC                                                                          SOCIETE GENERALE S.A.
ENA                                                                             SOLISCO PRINTERS
ECTRIC                                                                          SOLLAC MEDITERRANEE
EESI                                                                            SOLO CUP
EESI                                                                            SOLOMON ORGANIZATION
ECTRIC                                                                          SOLVAY SA
ENA                                                                             SONAT MARKETING COMPANY L.P.
ECTRIC                                                                          SORUM KOMMUNE
ENA                                                                             SOUTH CAROLINA ELECTRIC & GAS COMPANY
EPMI                                                                            SOUTH CAROLINA ELECTRIC & GAS COMPANY
ENA                                                                             SOUTH CAROLINA PIPELINE CORPORATION
ENA                                                                             SOUTH DAUPHIN PARTNERS LTD.
ENA                                                                             SOUTH FLORIDA NATURAL GAS COMPANY
ENA                                                                             SOUTH GEORGIA NATURAL GAS COMPANY
EPMI                                                                            SOUTHEASTERN POWER ADMINISTRATION
EPMI                                                                            SOUTHERN CALIFORNIA EDISON COMPANY



                                  O-I, page 28


               PLAINTIFFS                                                                DEFENDANTS
               ----------                                                                ----------
ENA                                                                             SOUTHERN CALIFORNIA GAS COMPANY
EESI                                                                            SOUTHERN CALIFORNIA PRESBYTERIAN HOMES
EESI                                                                            SOUTHERN MANAGEMENT CORP.
ENA                                                                             SOUTHERN MINERAL CORP
ENA                                                                             SOUTHMARK STEEL, INC
ENA                                                                             SOUTHWEST OFFSET PRINTING COMPANY, INC.
EPMI                                                                            SOUTHWEST POWER POOL
ENA                                                                             SOUTHWESTERN ELECTRIC POWER COMPANY
ENA                                                                             SOUTHWESTERN ENERGY PRODUCTION CO INC
EPMI                                                                            SOUTHWESTERN PUBLIC SERVICE COMPANY
ECTRIC                                                                          SPENDRUPS BRYGGERIAKTEBOLAG
ENA                                                                             SPORT PIPELINE CORP.
EESI                                                                            SPRINGCO METAL COATING
EESO                                                                            SPRINGS
EEMC                                                                            SSB REALTY LLC
ENA                                                                             ST JOE NATURAL GAS CO. INC.
EESI                                                                            ST. MARY HOSPITAL
ERAC                                                                            ST. MARY'S PRODUCTION, LLC
ECTRIC                                                                          STADTWERKE FLENSBURG GMBH
EESI                                                                            STAHLY DEVELOPMENT
ECTRIC                                                                          STANDARD BANK LONDON LTD
CEMS, EESI                                                                      STARGHILL ALTERNATIVE ENERGY CORP.
ECTRIC                                                                          STASCO AS MANAGERS FOR AND ON BEHALF OF SHELL
ECTRIC                                                                          STATE STREET BANK & TRUST CO INC
ENA                                                                             STATE STREET BANK & TRUST CO OF CT.
ECTRIC                                                                          STATOIL ASA.
ENA                                                                             STEEL WAREHOUSE CO., INC.
ENA                                                                             STEEL WAREHOUSE GROUP
EESI                                                                            STERLING CHINA
ENA                                                                             STINGRAY PIPELINE COMPANY
EEMC                                                                            STONEY STONEWORK-MCDONALDS
ECTRIC                                                                          STOR ELVDAL KOMMUNE
ECTRIC                                                                          STORA
ECTRIC                                                                          STORA ENSO
EBS                                                                             STORAGEPROVIDER, INC.
ECTRIC                                                                          STRANDA ENERGIVERK AS
ENA                                                                             STRATCO OPERATING COMPANY, INC.
ECTRIC                                                                          SUDWESTDEUTSCHE STROMHANDELS GMBH
EESO                                                                            SUIZA
ENA                                                                             SUMMIT NATURAL GAS, LLP
ENA                                                                             SUNCOR ENERGY MARKETING INC.
ELFI                                                                            SUNOCO INC.
ECTRIC                                                                          SUNOCO, INC. (R&M)



                                  O-I, page 29


               PLAINTIFFS                                                                DEFENDANTS
               ----------                                                                ----------
EFM                                                                             SUNTECK TRANSPORT CO., INC.
ECTRIC                                                                          SUOMEN OSUUSKAUPPOJEN KESKUSKUNTA
EESI                                                                            SUPER DYEING AND FINISHING
EESI                                                                            SUPERIOR INDUSTRIES INC.
EESI                                                                            SUTTER HEALTH
ECTRIC                                                                          SWISS MARINE SERVICES
ECTRIC                                                                          SWISSMARINE CORP. LTD
EESI                                                                            SYCOM ENTERPRISES
ECTRIC                                                                          SYDKRAFT ENERGIE TRADING AB
EEMC                                                                            SYDRAN FOOD SERVICES -BURGER KING
GARDEN STATE                                                                    SYRACUSE NEWSPAPERS INC.
ECTRIC                                                                          SYSTEM PLUS RADZIWILL ZBIGNIEW
ENA                                                                             T & F EXPLORATION, LP
ENA                                                                             TABLOID GRAPHIC SERVICES, INC.
GARDEN STATE                                                                    TABLOID GRAPHIC SERVICES, INC.
ECTRIC                                                                          TACKE SVERIGE AB
ENA                                                                             TANOMA ENERGY INC.
EESI                                                                            TARTAN TEXTILE SERVICES INC.
EGLI                                                                            TAUBER OIL COMPANY
EESI                                                                            TAYLOR BROS FARMS INC.
ENA                                                                             TDC ENERGY CORPORATION
ENA                                                                             TEJAS GAS PIPELINE, L.P.
CEMS                                                                            TELEDYNE INDUSTRIES INC.
EESI                                                                            TELFER SHELDON OIL CO.
EESI                                                                            TEMPERFORM USA
ENA                                                                             TENASKA IV TEXAS PARTNERS, LTD.
ENA                                                                             TENNECO
ENA                                                                             TENNESSEE ENERGY ACQUISITION CORPORATION
ECTRIC                                                                          TEO NL DER MICHEL MINERALOLHAN
EEMC                                                                            TERADYNE INC.
ENA                                                                             TERRA NITROGEN, LIMITED PARTNERSHIP
ENA                                                                             TEXACO ENERGY MARKETING L.P.
EESI                                                                            TEXACO GAS MARKETING INC.
ECTRIC                                                                          TEXACO LIMITED
ENA                                                                             TEXACO NATURAL GAS
ENA                                                                             TEXACO NATURAL GAS INC.
ENA                                                                             TEXACO, INC.
ENA                                                                             TEXAS EASTMAN COMPANY
ENA                                                                             TEXAS GAS TRANSMISSION CORPORATION
ERAC                                                                            TEXAS GENERAL LAND OFFICE
ENA                                                                             TEXAS-OHIO GAS, INC.
ENA                                                                             TEXEX ENERGY PARTNERS LTD
ENA                                                                             TEXICAN NATURAL GAS COMPANY



                                  O-I, page 30


               PLAINTIFFS                                                                DEFENDANTS
               ----------                                                                ----------
ENA                                                                             TEXLA ENERGY MANAGEMENT INC.
EESI                                                                            TEXOLLINI INC.
EESI                                                                            TEXTILEATHER
ENA                                                                             THE AMERICAN COAL COMPANY
EIM                                                                             THE BAKERSFIELD CALIFORNIAN
ENA                                                                             THE BROOKLYN UNION GAS COMPANY
EPMI                                                                            THE CALIFORNIA INDEPENDENT SYSTEM
ECTRIC                                                                          THE CHASE MANHATTAN BANK
ENA                                                                             THE CHASE MANHATTAN BANK, LONDON BRANCH
EPMI                                                                            THE ENERGY AUTHORITY, INC.
EESI                                                                            THE GREEK AMERICAN RESTAURANT
EESI                                                                            THE HALL CHEMICAL COMPANY
ECTRIC                                                                          THE LONDON SECURITIES & DERIVATIVES EXCHANGE
EEMC                                                                            THE LURIE COMPANY
EESI                                                                            THE NEW FRONTIER HOTEL & CASINO
CEMS, EESI                                                                      THE OHIO STATE UNIVERSITY
ENA                                                                             THE ROYAL BANK OF SCOTLAND PLC
EESI                                                                            THE SCOTTS COMPANY
GARDEN STATE                                                                    THE SUTTA COMPANY
ENA                                                                             THE TORONTO-DOMINION BANK
ENA                                                                             THE WINDSOR PRESS, INC.
EESI                                                                            THOROCK METALS CORPORATION
GARDEN STATE                                                                    THOROLD-ABITIBI
ECTRIC                                                                          THYSSEN-ELF OIL GMBH
EESI                                                                            TI GROUP AUTOMOTIVE SYSTEMS CORPORATION
ENA                                                                             TIGER NATURAL GAS INC.
GARDEN STATE                                                                    TIMES, THE
EESI                                                                            TISSURAMA INDUSTRIES
EFM                                                                             TLC POLYFORM, INC.
ENA                                                                             TOLAR CORPORATION
ENA                                                                             TOM BROWN, INC.
ECTRIC                                                                          TORVALD KLAVENESS COMMODITIES
ECTRIC                                                                          TOTAL COAL S.A.
ECTRIC                                                                          TOTAL FINA ELF S.A.
ELFI                                                                            TOTAL INTERNATIONAL LIMITED
ENA                                                                             TOTAL INTERNATIONAL LIMITED
ECTRIC                                                                          TOTALFINAELF GAS AND POWER LTD
EEIS, EESI                                                                      TOYS R US INC.
ENA                                                                             TRACTEBEL ENERGY MARKETING, INC.
ELFI                                                                            TRAFIGURA AG
ECTRIC                                                                          TRAFIGURA DERIVATIVES LTD
ENA                                                                             TRAILBLAZER PIPELINE COMPANY
ENA                                                                             TRAMMO GAS, A DIVISION OF TRANSAMMONIA, INC.



                                  O-I, page 31


               PLAINTIFFS                                                                DEFENDANTS
               ----------                                                                ----------
ECTRIC                                                                          TRAMMOCHEM AG
ELFI                                                                            TRAMMOCHEM, A DIVISION OF TRANSAMMONIA INC
ENA                                                                             TRAMMOCHEM, A DIVISION OF TRANSAMMONIA INC
ENRON CLEAN FUELS COMPANY                                                       TRAMMOCHEM, A DIVISION OF TRANSAMMONIA INC
ENA                                                                             TRANSALTA ENERGY MARKETING
EPMI                                                                            TRANSALTA ENERGY MARKETING
ENA                                                                             TRANSALTA ENERGY MARKETING CORP.
EPMI                                                                            TRANSALTA ENERGY MARKETING CORP.
ENA                                                                             TRANSCANADA ENERGY LTD.
ENA                                                                             TRANSCANADA ENERGY MARKETING USA, INC.
ENA                                                                             TRANSCANADA PIPELINES CO.
ENA                                                                             TRANSCONTINENTAL GAS PIPELINE
ECTRIC                                                                          TRANSFIELD SHIPPING INC., PANAMA
ENA                                                                             TRANSOK GAS, LLC
ENA                                                                             TRANSPORT GAS CORPORATION
ENA                                                                             TRANSTEXAS GAS CORPORATION
ENA                                                                             TRANSWORLD EXPLORATION & PRODUCTION, INC.
EIM                                                                             TRANZONIC COMPANIES, THE
EBS                                                                             TRAVELERS
EEMC                                                                            TRI VALLEY GROWERS
EIM                                                                             TRIBUNE COMPANY
ENA                                                                             TRIBUNE REVIEW PUBLISHING COMPANY
EESI                                                                            TRICON
ENA                                                                             TRIDENT STEEL CORPORATION
ENA                                                                             TRIGEN-NASSAU ENERGY CORPORATION
ENA                                                                             TRISTAR GAS COMPANY, L.P.
ECTRIC                                                                          TROMS KRAFT MARKED AS
ENA                                                                             TRUNKLINE GAS COMPANY
EESI                                                                            TRW
ECTRIC                                                                          TRYSIL KOMMUNE
ECTRIC                                                                          TTMI LTD
EPMI                                                                            TURLOCK IRRIGATION
CEMS, EESI                                                                      TUSCARORA INC.
ENA                                                                             TWISTER GAS SERVICES, LLC
ECTRIC                                                                          TXU EUROPE
ECTRIC                                                                          TXU NORDIC ENERGY
EESO                                                                            TYCO INTERNATIONAL
GARDEN STATE                                                                    U. S. FOOD SERVICES
EESI                                                                            UC/CSU
ENA                                                                             UGI UTILITIES INC.
ENRON CLEAN FUELS COMPANY                                                       ULTRAMAR INC.
ECTRIC                                                                          UNICHEMA CHEMIE BV
ECTRIC                                                                          UNICOR TRADING LTD



                                  O-I, page 32


               PLAINTIFFS                                                                DEFENDANTS
               ----------                                                                ----------
ENRON CLEAN FUELS COMPANY                                                       UNION CARBIDE CORPORATION
ECTRIC                                                                          UNION OIL COMPANY OF CALIFORNIA
EFM                                                                             UNION PACIFIC RAILROAD COMPANY
ENA                                                                             UNION, CITY OF
EESI                                                                            UNITED FOUNDRIES INC.
ENA                                                                             UNITED ILLUMINATING COMPANY
EPMI                                                                            UNITED ILLUMINATING COMPANY
EEMC                                                                            UNITED PARCEL SERVICE
ENA                                                                             UNITED PROPANE GAS COMPANIES, INC.
ENA                                                                             UNITED STATES GYPSUM
ENA                                                                             UNITED TECHNOLOGIES CORPORATION
EESI                                                                            UNIVERSAL DYEING AND PRINTING
EESI                                                                            UNIVERSAL HILTON
EESI                                                                            UNIVERSITY OF CHICAGO
EEMC                                                                            UNIVERSITY OF PITTSBURGH
ECTRIC                                                                          UPM-KYMMENE
EEMC                                                                            US COLD STORAGE
EESI                                                                            US DYEING AND FINISHING INC.
ECTRIC                                                                          USINOR & CIE SNC
ENA                                                                             U-T OFFSHORE SYSTEM
EPMI                                                                            UTAH ASSOCIATED MUNICIPAL PWR SYS
ENA                                                                             UTILICORP UNITED INC.
ENA                                                                             UTILITIES BOARD OF THE CITY OF TRUSSVILLE
ENA                                                                             UTILITIES BOARD OF THE CITY OF TRUSSVILLE
ECTRIC                                                                          UTILITY LINK LTD
ECTRIC                                                                          VALDRES ENERGIVERK AS
ECTRIC                                                                          VALER KOMMUNE
ENA                                                                             VALERO MARKETING AND SUPPLY COMPANY
EPMI                                                                            VALLEY ELECTRIC ASSOCIATION, INC.
EESI                                                                            VALLEY FLOWERS INC.
EESI                                                                            VALLEY PLATING WORKS INC.
ECTRIC                                                                          VANA-VIRU KAUBAVEDUDE KK LTD
EGLI                                                                            VANGUARD PETROLEUM CORP.
ECTRIC                                                                          VARBERG
ENRON CLEAN FUELS COMPANY                                                       VECKRIDGE CHEMICAL COMPANY
ENA                                                                             VENICE GATHERING SYSTEM LLC
EESI                                                                            VERIZON
EPMI                                                                            VERNON, CITY OF
EESI                                                                            VIASAT INC.
EESI                                                                            VICTORIA NURSERY INC.
EEMC, EESI                                                                      VINCENT EUPIERRE FRANCHISES
ENA                                                                             VINTAGE PETROLEUM, INC.
ENA                                                                             VIRCO CORPORATION



                                  O-I, page 33


               PLAINTIFFS                                                                DEFENDANTS
               ----------                                                                ----------
ELFI                                                                            VIRGINIA ELECTRIC AND POWER COMPANY
ENA                                                                             VIRGINIA ELECTRIC AND POWER COMPANY
ENA                                                                             VIRGINIA NATURAL GAS INC.
ENA                                                                             VIRGINIA POWER ENERGY MARKETING, INC.
ENA                                                                             VIRGINIA POWER SERVICES ENERGY CORP., INC.
ENA                                                                             VIRTEX PETROLEUM CO., INC.
ECTRIC                                                                          VITOL ENERGY S.A.
ECTRIC                                                                          VOPAK AGENCIES ROTTERDAM B.V.
ENRON CLEAN FUELS COMPANY                                                       VOPAK USA INC.
EESI                                                                            VSS ENTERPRISES, LLC DBA/CASTAWAYS HOTEL & CASINO
ENA                                                                             W P BROWN ENTERPRISES, INC.
EPMI                                                                            WABASH VALLEY POWER ASSOCIATION INC.
ENA                                                                             WALLICK PETROLEUM CO
EEMC                                                                            WANG GLOBAL
ENA                                                                             WARRIOR GAS COMPANY
ENA                                                                             WASATCH ENERGY CORPORATION
ENA                                                                             WASHINGTON GAS LIGHT COMPANY
ENA                                                                             WASTE MANAGEMENT HOLDINGS, INC.
ENA                                                                             WEBCO GRAPHICS
ENA                                                                             WEIRTON STEEL CORPORATION
ENA                                                                             WELCH FOODS INC, A COOPERATIVE
ENA                                                                             WELCH PUBLISHING CO.
EESI                                                                            WELDED RING PROPERTIES
EPMI                                                                            WELDED TUBE CO. OF AMERICA, INC.
ECTRIC                                                                          WERRA PAPIER WERNSHAUSEN GMBH
ENA                                                                             WEST FLORIDA NATURAL GAS COMPANY
ENA                                                                             WEST TEXAS UTILITIES COMPANY
ENA                                                                             WESTAR ENERGY, INC.
EPMI                                                                            WESTAR ENERGY, INC.
ENA                                                                             WESTCHESTER GAS COMPANY
ENA                                                                             WESTDEUTSCHE LANDESBANK GIROZENTRALE
EPMI                                                                            WESTERN AREA POWER ADMINISTRATION - ROCKY MOUNTAIN
ENA                                                                             WESTERN GAS MARKETING INC.
EEMC                                                                            WESTERNTEX INDUSTRIES INC.
EGLI                                                                            WESTLAKE PETROCHEMICAL CORPORATION
ELFI                                                                            WESTPORT PETROLEUM, INC.
EIM                                                                             WESTWARD COMMUNICATIONS LLC
GARDEN STATE                                                                    WEYERHAEUSER COMPANY
ENA                                                                             WHEELING-PITTSBURGH STEEL CORPORATION
ENA                                                                             WILLIAM S. BURKLAND
EGLI                                                                            WILLIAMS ENERGY MARKETING & TRADING COMPANY
ELFI                                                                            WILLIAMS ENERGY MARKETING & TRADING COMPANY
ENRON CLEAN FUELS COMPANY                                                       WILLIAMS ENERGY MARKETING & TRADING COMPANY



                                  O-I, page 34


               PLAINTIFFS                                                                DEFENDANTS
               ----------                                                                ----------
ENA                                                                             WILLIAMS FIELD SERVICES ROCKY MOUNTAIN REGION CO.
ENA                                                                             WILLIAMS PRODUCTION RMT COMPANY
ENA                                                                             WINCO PRESS INC.
ENA                                                                             WINCUP HOLDINGS, INC.
ENA                                                                             WISCONSIN FUEL & LIGHT COMPANY
ENA                                                                             WISCONSIN PUBLIC SERVICE CORPORATION
EESI                                                                            WISCONSIN-CALIFORNIA FOREST PRODUCTS INC.
ENA                                                                             WOODWARD MARKETING, L.L.C.
ENA                                                                             WOODWARD MARKETING, L.L.C.
ENA                                                                             WORLD METALS CORPORATION
CEMS, EESI                                                                      WORTHINGTON INDUSTRIES
ENRON CLEAN FUELS COMPANY                                                       WRIGHT CHEMICAL CORPORATION
ENA                                                                             WTG GAS MARKETING, INC.
ENA                                                                             WYMAN-GORDON COMPANY
ENA                                                                             WYNN-CROSBY 1994, LTD.
ENA                                                                             WYNN-CROSBY 1997, LTD.
EPMI                                                                            XCEL ENERGY, A DBA OF XERS INC.
ENA                                                                             XERIC OIL & GAS CORP.
EGLI                                                                            XERON, INC.
EIM                                                                             XEROX CORPORATION
EBS                                                                             XO COMMUNICATIONS, INC.
ENA                                                                             YATES ENERGY CORPORATION
ENA                                                                             YORK PAPER COMPANY, INC.
GARDEN STATE                                                                    YORK PAPER COMPANY, INC.
ECTRIC                                                                          YORKSHIRE ELECTRICITY GROUP PLC
ECTRIC                                                                          ZEN-NOH GRAIN COMPANY
ENA                                                                             ZURICH OIL CO.


                                  O-I, page 35

APPENDIX O-II:  POTENTIAL AVOIDANCE ACTIONS


          PLAINTIFF                                                      DEFENDANT                           RECOVERY SOUGHT
          ---------                                                      ---------                           ---------------
CREDITORS' COMMITTEE ON BEHALF OF THE DEBTORS             MARK FREVERT                                     $          2,000,000.00
CREDITORS' COMMITTEE ON BEHALF OF THE DEBTORS             VINSON & ELKINS LLP                              $         11,242,873.00
ENE                                                       AEC MARKETING (USA) INC. (N/K/A ENCANA
                                                          MARKETING (USA) INC.)                            AVOIDANCE OF GUARANTY
ENE, CERTAIN DEBTOR AND/OR NON-DEBTOR AFFILIATES          AIG ENERGY, INC. (F/K/A AIG ENERGY
                                                          TRADING INC.)                                    AVOIDANCE OF GUARANTY
ENE, CERTAIN DEBTOR AND/OR NON-DEBTOR AFFILIATES          AIG HIGHSTAR CAPITAL, L.P.                       AVOIDANCE OF GUARANTY
ENE                                                       ALBERTA NEWSPRINT COMPANY                        AVOIDANCE OF GUARANTY
ENE                                                       ALGONQUIN GAS TRANSMISSION CO.                   AVOIDANCE OF GUARANTY
ENE, CERTAIN DEBTOR AND/OR NON-DEBTOR AFFILIATES          AMERICAN HOME ASSURANCE COMPANY                  AVOIDANCE OF GUARANTY
ENE, CERTAIN DEBTOR AND/OR NON-DEBTOR AFFILIATES          AMERICAN INTERNATIONAL GROUP, INC.               AVOIDANCE OF GUARANTY
ENE                                                       ANR PIPELINE COMPANY                             AVOIDANCE OF GUARANTY
ENE                                                       AQUILA BROADBAND SERVICES, INC.                  AVOIDANCE OF GUARANTY
ENE                                                       AQUILA CANADA CORP.                              AVOIDANCE OF GUARANTY
ENE                                                       AQUILA DALLAS MARKETING, L.P.                    AVOIDANCE OF GUARANTY
ENE                                                       AQUILA MERCHANT SERVICES, INC.                   AVOIDANCE OF GUARANTY
ENE, CERTAIN DEBTOR AND/OR NON-DEBTOR AFFILIATES          BAUPOST LIMITED PARTNERSHIP 1983 A-1             AVOIDANCE OF GUARANTY
ENE, CERTAIN DEBTOR AND/OR NON-DEBTOR AFFILIATES          BAUPOST LIMITED PARTNERSHIP 1983 B-1             AVOIDANCE OF GUARANTY
ENE, CERTAIN DEBTOR AND/OR NON-DEBTOR AFFILIATES          BAUPOST LIMITED PARTNERSHIP 1983 C-1             AVOIDANCE OF GUARANTY
ENE, CERTAIN DEBTOR AND/OR NON-DEBTOR AFFILIATES          BAUPOST VALUE PARTNERS, L.P.-I (DELAWARE LP)     AVOIDANCE OF GUARANTY
ENE, CERTAIN DEBTOR AND/OR NON-DEBTOR AFFILIATES          BAUPOST VALUE PARTNERS, L.P.-II (DELAWARE LP)    AVOIDANCE OF GUARANTY
ENE, CERTAIN DEBTOR AND/OR NON-DEBTOR AFFILIATES          BAUPOST VALUE PARTNERS, L.P.-III (DELAWARE LP)   AVOIDANCE OF GUARANTY
ENE                                                       BEAR, STEARNS & CO. INC. (EL PASO)               AVOIDANCE OF GUARANTY
ENE                                                       BEAR, STEARNS & CO. INC. (WILLIAMS)              AVOIDANCE OF GUARANTY
EESI, EEMC, EESO, ENE                                     CALIFORNIA STATE UNIVERSITY(UC/CSU)              UNDETERMINED
ENE , EESI                                                CATHOLIC HEALTH EAST                             UNDETERMINED
ENE, EESI                                                 COMPAQ COMPUTER COMPANY                          UNDETERMINED
ENE                                                       CONSTELLATION POWER SOURCE, INC. AND
                                                          ITS AFFILIATES                                   AVOIDANCE OF GUARANTY
ENE                                                       DOW PIPELINE COMPANY                             UNDETERMINED
ENE                                                       DUKE ENERGY FIELD SERVICES MARKETING, LP         AVOIDANCE OF GUARANTY


                                  O-II, page 1


          PLAINTIFF                                                      DEFENDANT                           RECOVERY SOUGHT
          ---------                                                      ---------                           ---------------
ENE                                                       DUKE ENERGY INTERNATIONAL TRADING AND
                                                          MARKETING (UK) LIMITED                           AVOIDANCE OF GUARANTY
ENE                                                       DUKE ENERGY MERCHANTS LLC                        AVOIDANCE OF GUARANTY
ENE                                                       DUKE ENERGY NGL SERVICES LP                      AVOIDANCE OF GUARANTY
ENE                                                       DUKE ENERGY TRADING & MARKETING LLC              AVOIDANCE OF GUARANTY
ENE, ENA                                                  EEX CORPORATION                                  AVOIDANCE OF GUARANTY
ENE                                                       EL PASO NATURAL GAS COMPANY                      AVOIDANCE OF GUARANTY
ENE                                                       EL PASO OFFSHORE GATHERING & TRANSMISSION        AVOIDANCE OF GUARANTY
ENE , EESI                                                ELI LILLY                                        UNDETERMINED
ENE                                                       ENGAGE ENERGY AMERICA LLC                        AVOIDANCE OF GUARANTY
ENE                                                       ENGAGE ENERGY CANADA L.P.                        AVOIDANCE OF GUARANTY
ENE                                                       EXELON CORPORATION                               AVOIDANCE OF GUARANTY
ENE, CERTAIN DEBTOR AND/OR NON-DEBTOR AFFILIATES          HB INSTITUTIONAL LIMITED PARTNERSHIP
                                                          (MASS. LP)                                       AVOIDANCE OF GUARANTY
ENE, CERTAIN DEBTOR AND/OR NON-DEBTOR AFFILIATES          INFOMART                                         UNDETERMINED
ENE, CERTAIN DEBTOR AND/OR NON-DEBTOR AFFILIATES          IRIS ENERGY LLC                                  AVOIDANCE OF GUARANTY
ENE, EEMC                                                 JOHNS MANVILLE                                   UNDETERMINED
ENE , EESI                                                JP MORGAN CHASE BANK (F/K/A THE
                                                          CHASE MANHATTAN BANK)                            UNDETERMINED
EESO                                                      L E HESTON ENERGY LLC                            UNDETERMINED
ENE, EESO                                                 LOCKHEED MARTIN CORPORATION                      UNDETERMINED
ENE                                                       MERRILL, LYNCH, PEARCE, FENNER &
                                                          SMITH INCORPORATED/ NORSKE SKOG
                                                          CANADA LIMITED                                   AVOIDANCE OF GUARANTY
ENE                                                       MORGAN STANLEY CAPITAL GROUP INC.                AVOIDANCE OF GUARANTY
ENE, EEMC                                                 PACTIV CORPORATION                               UNDETERMINED
ENE, CERTAIN DEBTOR AND/OR NON-DEBTOR AFFILIATES          PB INSTITUTIONAL LIMITED
                                                          PARTNERSHIP (MASS. LP)                           AVOIDANCE OF GUARANTY
EPMI                                                      PG&E ENERGY TRADING POWER L.P.                   UNDETERMINED
ENE, ENA, CERTAIN DEBTOR AND/OR NON-DEBTOR AFFILIATES     PHIBRO INC.                                      AVOIDANCE OF GUARANTY
ENE                                                       PUD NO. 1 OF SNOHOMISH COUNTY                    AVOIDANCE OF GUARANTY
ENE , EESO, ENA                                           QUEBECOR                                         UNDETERMINED
ENE                                                       RELIANCE TRUST COMPANY                           UNDETERMINED
ENE , EESI                                                RICH PRODUCTS                                    UNDETERMINED
ENE, EESI                                                 SOLO CUP COMPANY                                 UNDETERMINED
ENE, EESO                                                 SUIZA                                            UNDETERMINED
ENE                                                       TENASKA MARKETING VENTURES                       AVOIDANCE OF GUARANTY
ENE, EESO                                                 THE QUAKER OATS COMPANY                          UNDETERMINED
ENE                                                       THE WORTHINGTON STEEL COMPANY                    AVOIDANCE OF GUARANTY
ENE                                                       TORCH ENERGY MARKETING INC.                      UNDETERMINED


                                  O-II, page 2


          PLAINTIFF                                                      DEFENDANT                           RECOVERY SOUGHT
          ---------                                                      ---------                           ---------------
ENE, EESI                                                 TRW, INC.                                        UNDETERMINED
EESI, EEMC, EESO, ENE                                     UNIVERSITY OF CHICAGO/WEISS
                                                          MEMORIAL HOSPITAL                                UNDETERMINED
ENE                                                       VIRGINIA POWER ENERGY MARKETING, INC.            AVOIDANCE OF GUARANTY
ENE, CERTAIN DEBTOR AND/OR NON-DEBTOR AFFILIATES          WORTHINGTON INDUSTRIES                           AVOIDANCE OF GUARANTY
ENE, CERTAIN DEBTOR AND/OR NON-DEBTOR AFFILIATES          YB INSTITUTIONAL LIMITED
                                                          PARTNERSHIP (MASS. LP)                           AVOIDANCE OF GUARANTY


                                  O-II, page 3

             APPENDIX P: CALCULATION OF DISTRIBUTIONS UNDER THE PLAN

APPENDIX P:  CALCULATION OF DISTRIBUTIONS UNDER THE PLAN

A.    INTRODUCTION

            The Plan provides for distribution of Plan Currency, Litigation Trust Interests, and Special Litigation Trust Interests to holders of Allowed Unsecured Claims (excluding the Portland Debtors). Plan Currency consists of a mixture of Creditor Cash, PGE Common Stock, CrossCountry Common Equity, and Prisma Common Stock, which will be distributed in accordance with the Plan. Based on the Debtors' current estimates of asset values and Allowed Claims, Plan Currency is expected to be approximately two-thirds in the form of Creditor Cash and approximately one-third in the form of Plan Securities.

            Holders of Allowed Convenience Claims are entitled to receive Cash distributions in an amount equal to such Creditor's pro rata share of the Convenience Claim Distribution Percentage for the Debtor against which the Allowed Convenience Claim is held.

            Appendix P should be read in conjunction with Appendix C, "Estimated Assets, Claims and Distributions." Appendix C provides creditors with an understanding of the different components of the 30/70 global compromise on substantive consolidation and sets forth the estimated assets and Claims of each of the Debtors, as well as the estimated Creditor recoveries under the Plan. Building on this base of information in Appendix C, Appendix P is intended to enable Creditors to better understand the recoveries they are entitled to receive under the Plan by setting forth the estimated calculation of Plan distributions to (i) a hypothetical creditor holding various types of Unsecured Claims in the amount of $1,000,000, and (ii) a hypothetical creditor holding various types of Convenience Claims in the amount of $50,000. The assumptions stated in Appendix C also apply to Appendix P, and are incorporated by reference. Refer to Appendix C, "Estimated Assets, Claims and Distributions," for additional information regarding the methodology used to calculate these estimates.

            In addition, the tables below reflect the estimated number of Claims in each Class. It should be noted that these estimates include Claims filed by agents or fiduciaries on behalf of syndicates, bondholders, and other similarly situated Creditors; therefore, these estimates may under-represent the number of Creditors ultimately entitled to receive distributions under the Plan, to the extent applicable.

B.    VARIANCE

            The Debtors have prepared the estimated calculation of Plan distributions based on certain assumptions that they believe are reasonable under the circumstances. These assumptions are described below. The calculations have not been compiled or examined by independent accountants. The Debtors make no representations regarding the accuracy of the calculations or any ability to achieve forecasted results. Many of the assumptions underlying the calculations are subject to significant uncertainties. Inevitably, some assumptions will not materialize, and unanticipated events and circumstances may affect the ultimate financial results. THEREFORE, THE ACTUAL RESULTS ACHIEVED MAY VARY FROM THESE ESTIMATED CALCULATIONS, AND THE VARIATIONS MAY BE MATERIAL. In evaluating the Plan, Creditors are urged to examine carefully all of the assumptions underlying the estimated distributions.

            The values set forth in this table are estimates. As such the Debtors make no guarantees regarding actual distributions. However, the values set forth for Allowed Convenience Claims accurately reflect distributions that will be made. The number of Claims shown are estimates only and may differ from the number of Claims entitled to vote in each Class. Actual values, Claims, and recoveries may differ materially from these estimates.

            If the estimated value of assets (including, but not limited to, estimates of available Creditor Cash, recoveries on the Remaining Assets, and the valuation of the equity in PGE, CrossCountry and Prisma to be distributed to Creditors) ultimately varies significantly from actual results, then actual Creditor recoveries will vary significantly as well. Similarly, as the estimated value of assets are forward-looking statements based upon information available to the Debtors, the actual results may vary significantly. Refer to Section XIV.C., "Variance from Valuations, Estimates and Projections," and Appendix C, "Estimated Assets, Claims and Distributions," for additional information.

C.    ASSUMPTIONS

            The following are the significant assumptions and limiting conditions utilized in preparation of the estimates:

      1. As discussed in Section VIII.A.12., "Potential Sale of PGE" of the Disclosure Statement, ENE has entered into a stock purchase agreement to sell PGE to TPG. There can be no assurances that this sale will be approved by the Bankruptcy Court or that it will close. If the sale does in fact close or the common stock of PGE is sold pursuant to another purchase agreement, then the net proceeds will be distributed to Creditors in the form of Creditor Cash. If the sale does not close and PGE is not sold to another purchaser, then PGE Common Stock will be distributed to Creditors pursuant to the Plan. The Schedules of Estimated Recoveries below reflect distributions of PGE Common Stock as if a sale of PGE common stock does not close.

      2. To determine the number and amount of Claims, the Debtors relied upon internal Claims data, estimated by using a combination of the Enron Companies' books and records, scheduled Claims, filed Claims, and professional judgment. Such estimates are subject to change and any such changes could have a material effect on Creditor recoveries. The estimates assume that no holders of unliquidated Claims elect into the Convenience Class. The estimates assume that no Allowed Convenience Claims elect out of the Class. Similarly, it is assumed that no other Claims elect into the Convenience Class.

      3. Estimated stock share counts and values are based on the assumptions included in the Disclosure Statement regarding the valuation of PGE, CrossCountry, and Prisma. Refer to Section XIV., "Risk Factors and Other Factors to be Considered," as well as Section VIII., "Portland General Electric Company," Section IX, "Cross Country Energy Corp.," and Section X, "Prisma Energy International Inc.," for additional information regarding the risks attendant with these entities and the industries in which they are involved.

      4. Except for the equity to be distributed from PGE, CrossCountry, and Prisma, it is assumed that all other assets will be converted to Cash. However, the Debtors reserve the right to utilize the Operating Trusts and the Remaining Asset Trusts.

      5. The estimated total Cash available for distribution was reduced as necessary to satisfy Administrative, Secured, Priority, and Convenience Class Claims.

      6. In accordance with the Plan, any holder of an Allowed General Unsecured Claim against ENA, EPMI, EGLI, EGM, EIM, ENGMC, ENA Upstream, ECTRIC, and ERAC may elect to receive such holder's Pro Rata Share of One Hundred Twenty-Five Million Dollars ($125,000,000.00) in lieu of all or a portion of the Plan Securities which such holder is otherwise entitled to receive pursuant to the Plan. For purposes of Appendix P, it is assumed that all Creditors eligible for this option will elect to take it. Refer to Section VI.F.3., "Election to Receive Additional Cash Distributions, in Lieu of Partial Plan Securities," for additional information regarding this option.

      7. In accordance with the Plan, pursuant to the compromise and settlement set forth in the Disclosure Statement and in the TOPRS Stipulation, each holder of TOPRS may elect to receive additional distributions of Cash in lieu of distributions of CrossCountry Common Equity, PGE Common Stock, and Prisma Common Stock to which such holder is entitled to receive derivatively on account of the Allowed ETS Debenture Claims held by EPF I and EPF II. For purposes of Appendix P, it is assumed that all holders of TOPRS will fully exercise this option. Refer to Section VI.F.8., "Election of TOPRS Holders to Receive Additional Cash Distributions in Lieu of Partial Plan Securities," for additional information regarding this option.

      8. In accordance with the Plan, each holder of an Allowed General Unsecured Claim against a Wind Debtor or an Allowed Wind Guaranty Claim may elect to receive additional distributions of cash in lieu of distributions of CrossCountry Common Equity, PGE Common Stock and Prisma Common Stock to which such holder is entitled to receive.

      9. The estimated number of Claims in each Class include Claims filed by agents or fiduciaries on behalf of syndicates, bondholders, and other similarly situated Creditors; therefore, these estimates may under-represent the number of Creditors ultimately entitled to receive distributions under the Plan, to the extent applicable.

      10. At the suggestion of the ENA Examiner, Litigation Trust Claims will be deemed to be assets of ENE and will be defined as all claims and causes of action asserted by or on behalf of the Debtors or the Debtors' estates (i) in the MegaClaim Litigation, (ii) in the Montgomery County Litigation (other than claims and causes of action against insiders or former insiders of the Debtors), and (iii) of the same nature against financial institutions, law firms, accountants and accounting firms, certain of the Debtors' other professionals and such other Entities as may be described in the Plan Supplement. The definition of "Litigation Trust Claims" is not intended to include or constitute a release of - and in fact does not include or constitute a release of - any claims or causes of action that Entities who are not Affiliates of the Debtors may have against other Entities that are not Affiliates of the Debtors.

            As a result of the Litigation Trust Claims being deemed to be assets of ENE, holders of Allowed Intercompany Claim and Allowed Guaranty Claims against ENE will share in any recoveries on Litigation Trust Claims as Creditors of ENE. Creditors of ENE's subsidiaries without Enron Guaranty Claims will nevertheless share in potential recoveries on Litigation Trust Claims (i) to the extent the value of ENE's assets are conveyed to such Creditor indirectly by virtue of distributions made on account of Allowed Intercompany Claims and
            (ii) by virtue of ENE's contribution to the modified substantive consolidation scenario that forms the basis of the 30/70 formula for distributions.

            In addition, the Plan will reallocate a portion of the distributions to be made on account of Allowed Enron Guaranty Claims resulting from recoveries on Litigation Trust Claims in accordance with the following formula: (a) 80% of such distributions will be retained by holders of such Allowed Enron Guaranty Claims and (b) 20% of such distributions will be deemed redistributed to holders of General Unsecured Claims against the subsidiary Debtor that is the primary obligor corresponding to such Allowed Enron Guaranty Claims; provided, however, that, to the extent a holder of an Allowed Enron Guaranty Claim also holds a General Unsecured Claim for the primary obligation against the subsidiary Debtor, such General Unsecured Claim will be excluded from the redistribution under part (b) above.

            At this time, the Debtors are unable to prepare a valuation of the causes of action to be transferred to and prosecuted by the Litigation Trust. Any such valuation would be highly speculative and unreliable, however, such a valuation is required in order to determine the distributions of any recoveries on the Litigation Trust Claims to the Debtors and their respective Creditors. Accordingly, the Debtors are unable to estimate these distributions at this time.

            To the extent the Litigation Trust is formed, then (a) on or after the Effective Date, if the board of directors of Reorganized ENE and, unless previously dissolved, the Creditors' Committee determine that the aggregate distributions of Plan Currency, Litigation Trust Interests and Special Litigation Trust Interests (to the extent either or both trusts are formed) equal one hundred percent (100%) of the Allowed Claims of more senior classes and would thus permit distributions to be made to holders of Allowed Subordinated Claims, Enron Preferred Equity Interests and/or Enron Common Equity Interests, then the Debtors or Reorganized Debtors, as the case may be, shall modify the Plan to provide for such distributions to be made, and (b) within thirty days following the creation of the Litigation Trust, the Litigation Trust Board shall inform the Litigation Trustee of the value of the assets transferred to the Litigation Trust. Refer to Section XI.A, "Litigation Trust" for additional information regarding this trust, valuation and reporting for federal income tax purposes. The Plan contemplates that income or gain, if any, generated from the prosecution or settlement of causes of action by the Litigation Trust will not be taxable at the trust level, but will flow through to the holders of Litigation Trust Interests.

      11. Special Litigation Trust Claims (consisting of all claims and causes of action, including avoidance actions, commenced by or on behalf of the Debtors or the Debtors' estates against those current or former insiders of the Debtors named as defendants in Montgomery County Litigation and claims of a similar nature against insiders and former insiders) will be deemed to be assets of ENE and treated in the same manner as Litigation Trust Claims.

            At this time, the Debtors are unable to prepare a valuation of the causes of action to be transferred to and prosecuted by the Special Litigation Trust. Any such valuation would be highly speculative and unreliable, however, such a valuation is required in order to determine the distributions of any recoveries on the Special Litigation Trust Claims to the Debtors and their respective Creditors. Accordingly, the Debtors are unable to estimate these distributions at this time.

            To the extent the Special Litigation Trust is formed, then (a) on or after the Effective Date, if the board of directors of Reorganized ENE and, unless previously dissolved, the Creditors' Committee determine that the aggregate distributions of Plan Currency, Litigation Trust Interests and Special Litigation Trust Interests (to the extent either or both trusts are formed) equal one hundred percent (100%) of the Allowed Claims of more senior classes and would thus permit distributions to be made to holders of Allowed Subordinated Claims, Enron Preferred Equity Interests and/or Enron Common Equity Interests, then the Debtors or Reorganized Debtors, as the case may be, shall modify the Plan to provide for such distributions to be made, and (b) within thirty days following the creation of the Special Litigation Trust, the Special Litigation Trust Board shall inform the Special Litigation Trustee of the value of the assets transferred to the Special Litigation Trust. Refer to Section XI.B, "Special Litigation Trust" for additional information regarding this trust, valuation and reporting for federal income tax purposes. The Plan contemplates that income or gain, if any, generated from the prosecution or settlement of causes of action by the Special Litigation Trust will not be taxable at the trust level, but will flow through to the holders of Special Litigation Trust Interests.

D.    SCHEDULES OF ESTIMATED RECOVERIES

APPENDIX P:  TABLE OF GENERAL UNSECURED CLAIM RECOVERIES

                                                         Estimated Components of Distribution on Hypothetical $1,000,000 Claim
                                                       --------------------------------------------------------------------------
                                                                                                      CROSS    CROSS
                                                                  PGE      PGE     PRISMA   PRISMA   COUNTRY  COUNTRY     TOTAL
                                    CLAIM  ESTIMATED             SHARES   SHARES   SHARES   SHARES    SHARES   SHARES   ESTIMATED
          DEBTOR NAME               CLASS  RECOVERY %    CASH       #        $        #       $         #        $      $ VALUE
---------------------------------------------------------------------------------------------------------------------------------
Enron Metals & Commodity Corp.         3      30.9%    $204,586   1,818  $ 37,172   1,163  $ 23,705   2,181   $ 43,339  $308,803
Enron Corp.                            4      17.4%    $109,839   1,111  $ 22,718     711  $ 14,487   1,333   $ 26,486  $173,530
Enron North America Corp.              5      20.1%    $140,361   1,063  $ 21,732     680  $ 13,859   1,275   $ 25,337  $201,289
Enron Power Marketing, Inc.            6      22.9%    $159,339   1,206  $ 24,670     772  $ 15,733   1,448   $ 28,763  $228,505
PBOG Corp.                             7      75.6%    $500,929   4,451  $ 91,016   2,847  $ 58,042   5,340   $106,114  $756,102
Smith Street Land Company              8      13.3%    $ 88,434     786  $ 16,068     503  $ 10,247     943   $ 18,734  $133,483
Enron Broadband Services, Inc.         9      12.3%    $ 81,213     722  $ 14,756     462  $  9,410     866   $ 17,204  $122,582
Enron Energy Services
 Operations, Inc.                     10      16.1%    $106,903     950  $ 19,424     607  $ 12,387   1,140   $ 22,646  $161,360
Enron Energy Marketing Corp.          11      24.1%    $159,433   1,417  $ 28,968     906  $ 18,473   1,700   $ 33,773  $240,648
Enron Energy Services, Inc.           12      19.7%    $130,801   1,162  $ 23,766     743  $ 15,156   1,394   $ 27,708  $197,432
Enron Energy Services, LLC            13      22.7%    $150,649   1,338  $ 27,372     856  $ 17,456   1,606   $ 31,913  $227,390
Enron Transportation
 Services Company                     14      75.7%    $757,208      NA        NA      NA        NA      NA         NA  $757,208
BAM Lease Company                     15       5.7%    $ 37,901     337  $  6,886     215  $  4,392     404   $  8,029  $ 57,208
Enron Asset Holdings, L.P.            16       5.7%    $ 37,901     337  $  6,886     215  $  4,392     404   $  8,029  $ 57,208
Enron Gas Liquids, Inc.               17      11.2%    $ 78,297     593  $ 12,123     379  $  7,731     711   $ 14,134  $112,284
Enron Global Markets LLC              18       5.7%    $ 39,892     302  $  6,176     193  $  3,939     362   $  7,201  $ 57,208
Enron Net Works LLC                   19      14.9%    $ 99,031     880  $ 17,994     563  $ 11,475   1,056   $ 20,978  $149,478
Enron Industrial Markets LLC          20       5.7%    $ 39,892     302  $  6,176     193  $  3,939     362   $  7,201  $ 57,208
Operational Energy Corp.              21      14.3%    $ 94,955     844  $ 17,253     540  $ 11,002   1,012   $ 20,115  $143,325
Enron Engineering &
 Construction Company                 22      17.2%    $113,925   1,012  $ 20,700     647  $ 13,200   1,215   $ 24,133  $171,958
Enron Engineering &
 Operational Services Company         23       5.7%    $ 37,901     337  $  6,886     215  $  4,392     404   $  8,029  $ 57,208
Garden State Paper Company, LLC       24       5.7%    $ 37,901     337  $  6,886     215  $  4,392     404   $  8,029  $ 57,208
Palm Beach Development
 Company, L.L.C.                      25       5.7%    $ 37,901     337  $  6,886     215  $  4,392     404   $  8,029  $ 57,208
Tenant Services, Inc.                 26      15.9%    $105,129     934  $ 19,101     597  $ 12,181   1,121   $ 22,270  $158,682
Enron Energy Information
 Solutions, Inc.                      27      17.8%    $118,000   1,048  $ 21,440     671  $ 13,673   1,258   $ 24,997  $178,109
EESO Merchant Investments, Inc.       28      44.6%    $295,335   2,624  $ 53,661   1,678  $ 34,220   3,149   $ 62,562  $445,779
Enron Federal Solutions, Inc.         29      11.8%    $ 78,333     696  $ 14,233     445  $  9,076     835   $ 16,594  $118,235
Enron Freight Markets Corp.           30      21.4%    $142,009   1,262  $ 25,802     807  $ 16,455   1,514   $ 30,083  $214,349
Enron Broadband Services, L.P.        31       9.0%    $ 59,400     528  $ 10,793     338  $  6,883     633   $ 12,583  $ 89,659
Enron Energy Services North
 America, Inc.                        32      12.6%    $ 83,146     739  $ 15,107     472  $  9,634     886   $ 17,613  $125,501
Enron LNG Marketing LLC               33      75.7%    $501,662   4,457  $ 91,149   2,851  $ 58,127   5,348   $106,270  $757,208
Calypso Pipeline LLC                  34      75.7%    $501,662   4,457  $ 91,149   2,851  $ 58,127   5,348   $106,270  $757,208
Enron Global LNG LLC                  35      75.7%    $501,662   4,457  $ 91,149   2,851  $ 58,127   5,348   $106,270  $757,208
Enron International Fuel
 Management Company                   36       5.7%    $ 37,901     337  $  6,886     215  $  4,392     404   $  8,029  $ 57,208
Enron Natural Gas Marketing Corp.     37      23.9%    $166,910   1,264  $ 25,843     808  $ 16,480   1,516   $ 30,129  $239,362
ENA Upstream Company, LLC             38       5.9%    $ 41,137     311  $  6,369     199  $  4,062     374   $  7,426  $ 58,994
Enron Liquid Fuels, Inc.              39      10.1%    $ 67,117     596  $ 12,195     381  $  7,777     716   $ 14,218  $101,307
Enron LNG Shipping Company            40      75.7%    $501,662   4,457  $ 91,149   2,851  $ 58,127   5,348   $106,270  $757,208
ENA Property & Services Corp.         41       9.2%    $ 60,887     541  $ 11,063     346  $  7,055     649   $ 12,898  $ 91,903
Enron Capital & Trade
 Resources International Corp         42      25.6%    $178,855   1,354  $ 27,692     866  $ 17,660   1,625   $ 32,286  $256,493
Enron Communications Leasing Corp.    43      19.3%    $127,715   1,135  $ 23,205     726  $ 14,798   1,362   $ 27,054  $192,772
Enron Wind Corp.                      44                               See Recovery Under EREC V
Enron Wind Systems, Inc.              45                               See Recovery Under EREC I
Enron Wind Energy Systems Corp.       46                              See Recovery Under EREC III
Enron Wind Maintenance Corp.          47                              See Recovery Under EREC IV
Enron Wind Constructors Corp.         48                              See Recovery Under EREC II
EREC Subsidiary I, LLC                49      50.0%    $500,408      NA        NA      NA        NA      NA         NA  $500,408
EREC Subsidiary II, LLC               50      44.5%    $445,031      NA        NA      NA        NA      NA         NA  $445,031
EREC Subsidiary III, LLC              51      46.7%    $466,532      NA        NA      NA        NA      NA         NA  $466,532
EREC Subsidiary IV, LLC               52       5.7%    $ 57,208      NA        NA      NA        NA      NA         NA  $ 57,208
EREC Subsidiary V, LLC                53      31.5%    $315,064      NA        NA      NA        NA      NA         NA  $315,064
Intratex Gas Company                  54       5.7%    $ 37,901     337  $  6,886     215  $  4,392     404   $  8,029  $ 57,208
Enron Processing Properties, Inc.     55       5.7%    $ 37,901     337  $  6,886     215  $  4,392     404   $  8,029  $ 57,208
Enron Methanol Company                56       5.7%    $ 37,901     337  $  6,886     215  $  4,392     404   $  8,029  $ 57,208
Enron Ventures Corp.                  57      14.6%    $ 96,861     861  $ 17,599     550  $ 11,223   1,033   $ 20,519  $146,202
Enron Mauritius Company               58       5.7%    $ 37,901     337  $  6,886     215  $  4,392     404   $  8,029  $ 57,208
Enron India Holdings Ltd.             59       5.7%    $ 37,901     337  $  6,886     215  $  4,392     404   $  8,029  $ 57,208
Offshore Power Production C.V.        60      75.7%    $501,662   4,457  $ 91,149   2,851  $ 58,127   5,348   $106,270  $757,208
The New Energy Trading Company        61      75.7%    $501,662   4,457  $ 91,149   2,851  $ 58,127   5,348   $106,270  $757,208
EES Service Holdings, Inc.            62      42.1%    $278,884   2,478  $ 50,672   1,585  $ 32,314   2,973   $ 59,077  $420,947
Enron Wind Development Corp.          63      73.5%    $734,508      NA        NA      NA        NA      NA         NA  $734,508
ZWHC LLC                              64      75.7%    $757,208      NA        NA      NA        NA      NA         NA  $757,208
Zond Pacific, Inc.                    65       5.7%    $ 57,208      NA        NA      NA        NA      NA         NA  $ 57,208
Enron Reserve Acquisition Corp.       66      22.9%    $159,806   1,210  $ 24,743     774  $ 15,779   1,452   $ 28,847  $229,175
National Energy Production
 Corporation                          67       5.7%    $ 37,901     337  $  6,886     215  $  4,392     404   $  8,029  $ 57,208
Enron Power & Industrial
 Construction Company                 68       5.7%    $ 37,901     337  $  6,886     215  $  4,392     404   $  8,029  $ 57,208
NEPCO Power Procurement Company       69       5.7%    $ 37,901     337  $  6,886     215  $  4,392     404   $  8,029  $ 57,208
NEPCO Services International, Inc.    70       5.7%    $ 37,901     337  $  6,886     215  $  4,392     404   $  8,029  $ 57,208
San Juan Gas Company, Inc.            71       5.7%    $ 37,901     337  $  6,886     215  $  4,392     404   $  8,029  $ 57,208
EBF LLC                               72      75.7%    $501,662   4,457  $ 91,149   2,851  $ 58,127   5,348   $106,270  $757,208
Zond Minnesota Construction
 Company LLC                          73      38.3%    $382,569      NA        NA      NA        NA      NA         NA  $382,569
Enron Fuels International, Inc.       74      20.5%    $136,032   1,209  $ 24,716     773  $ 15,762   1,450   $ 28,816  $205,327
E Power Holdings Corp.                75      46.8%    $309,912   2,754  $ 56,310   1,761  $ 35,909   3,304   $ 65,650  $467,782
EFS Construction Management
 Services, Inc.                       76       5.7%    $ 37,901     337  $  6,886     215  $  4,392     404   $  8,029  $ 57,208
Enron Management, Inc.                77      11.8%    $ 78,196     695  $ 14,208     444  $  9,061     834   $ 16,565  $118,029
Enron Expat Services  Inc.            78      24.0%    $159,171   1,414  $ 28,921     905  $ 18,443   1,697   $ 33,718  $240,253
Artemis Associates LLC                79      17.8%    $118,239   1,051  $ 21,483     672  $ 13,700   1,261   $ 25,047  $178,470
Clinton Energy Management
 Services, Inc.                       80      20.8%    $137,979   1,226  $ 25,070     784  $ 15,988   1,471   $ 29,229  $208,266
LINGTEC Constructors L.P.             81      11.0%    $ 73,026     649  $ 13,268     415  $  8,462     779   $ 15,470  $110,226
EGS New Ventures Corp.                82       7.0%    $ 46,371     412  $  8,425     264  $  5,373     494   $  9,823  $ 69,992
Louisiana Gas Marketing Company       83       8.8%    $ 58,316     518  $ 10,596     331  $  6,757     622   $ 12,353  $ 88,023
Louisiana Resources Company           84      16.1%    $106,779     949  $ 19,401     607  $ 12,372   1,138   $ 22,620  $161,172
LGMI,  Inc.                           85      13.5%    $ 89,716     797  $ 16,301     510  $ 10,395     956   $ 19,005  $135,417
LRCI, Inc.                            86      15.3%    $101,128     899  $ 18,375     575  $ 11,718   1,078   $ 21,423  $152,643
Enron Communications Group, Inc.      87       5.7%    $ 37,901     337  $  6,886     215  $  4,392     404   $  8,029  $ 57,208
EnRock Management, LLC                88       5.7%    $ 37,901     337  $  6,886     215  $  4,392     404   $  8,029  $ 57,208
ECI-Texas L.P.                        89      75.7%    $501,662   4,457  $ 91,149   2,851  $ 58,127   5,348   $106,270  $757,208
EnRock LP                             90      75.7%    $501,662   4,457  $ 91,149   2,851  $ 58,127   5,348   $106,270  $757,208
ECI-Nevada Corp.                      91      25.1%    $166,556   1,480  $ 30,262     946  $ 19,299   1,776   $ 35,283  $251,400
Enron Alligator Alley
 Pipeline Company                     92       5.7%    $ 37,901     337  $  6,886     215  $  4,392     404   $  8,029  $ 57,208
Enron Wind Storm Lake I LLC           93       5.7%    $ 57,208      NA        NA      NA        NA      NA         NA  $ 57,208
ECT Merchant Investments Corp.        94      75.4%    $499,320   4,436  $ 90,724   2,837  $ 57,856   5,323   $105,774  $753,674
EnronOnline, LLC                      95      16.6%    $110,238     979  $ 20,030     626  $ 12,773   1,175   $ 23,352  $166,393
St. Charles Development
 Company, L.L.C.                      96       5.7%    $ 37,901     337  $  6,886     215  $  4,392     404   $  8,029  $ 57,208
Calcasieu Development
 Company, L.L.C.                      97       5.7%    $ 37,901     337  $  6,886     215  $  4,392     404   $  8,029  $ 57,208
Calvert City Power I, L.L.C.          98       5.7%    $ 37,901     337  $  6,886     215  $  4,392     404   $  8,029  $ 57,208
Enron ACS, Inc.                       99       5.7%    $ 37,901     337  $  6,886     215  $  4,392     404   $  8,029  $ 57,208
LOA, Inc.                            100      40.3%    $266,761   2,370  $ 48,469   1,516  $ 30,910   2,844   $ 56,510  $402,650




                                      ESTIMATED
                                        CLAIM
          DEBTOR NAME                  COUNTS
-----------------------------------
Enron Metals & Commodity Corp.          50-100
Enron Corp.                          2000-2200
Enron North America Corp.            1000-1200
Enron Power Marketing, Inc.            150-200
PBOG Corp.                             5 -- 15
Smith Street Land Company             10 -- 20
Enron Broadband Services, Inc.         150-200
Enron Energy Services
 Operations, Inc.                      200-250
Enron Energy Marketing Corp.            50-100
Enron Energy Services, Inc.            250-300
Enron Energy Services, LLC               15-25
Enron Transportation
 Services Company                        15-25
BAM Lease Company                     10 -- 20
Enron Asset Holdings, L.P.              5-- 15
Enron Gas Liquids, Inc.                 50-100
Enron Global Markets LLC                 35-45
Enron Net Works LLC                    100-150
Enron Industrial Markets LLC             20-30
Operational Energy Corp.                 15-25
Enron Engineering &
 Construction Company                    30-40
Enron Engineering &
 Operational Services Company          5 -- 15
Garden State Paper Company, LLC        100-150
Palm Beach Development
 Company, L.L.C.                       5 -- 15
Tenant Services, Inc.                  5 -- 15
Enron Energy Information
 Solutions, Inc.                       5 -- 15
EESO Merchant Investments, Inc.        5 -- 15
Enron Federal Solutions, Inc.          5 -- 15
Enron Freight Markets Corp.           10 -- 20
Enron Broadband Services, L.P.           15-25
Enron Energy Services North
 America, Inc.                          50-100
Enron LNG Marketing LLC                5 -- 15
Calypso Pipeline LLC                  10 -- 20
Enron Global LNG LLC                   5 -- 15
Enron International Fuel
 Management Company                    5 -- 15
Enron Natural Gas Marketing Corp.        15-25
ENA Upstream Company, LLC               50-100
Enron Liquid Fuels, Inc.                 30-40
Enron LNG Shipping Company             5 -- 15
ENA Property & Services Corp.            45-55
Enron Capital & Trade
 Resources International Corp          150-200
Enron Communications Leasing Corp.    10 -- 20
Enron Wind Corp.
Enron Wind Systems, Inc.
Enron Wind Energy Systems Corp.
Enron Wind Maintenance Corp.
Enron Wind Constructors Corp.
EREC Subsidiary I, LLC                 5 -- 15
EREC Subsidiary II, LLC                5 -- 15
EREC Subsidiary III, LLC               5 -- 15
EREC Subsidiary IV, LLC                5 -- 15
EREC Subsidiary V, LLC                  40--60
Intratex Gas Company                   10 --20
Enron Processing Properties, Inc.      5 -- 15
Enron Methanol Company                   15-25
Enron Ventures Corp.                   5 -- 15
Enron Mauritius Company                  15-25
Enron India Holdings Ltd.              10 --20
Offshore Power Production C.V.         10 --20
The New Energy Trading Company            0-10
EES Service Holdings, Inc.             5 -- 15
Enron Wind Development Corp.           10 --20
ZWHC LLC                                  0-10
Zond Pacific, Inc.                        0-10
Enron Reserve Acquisition Corp.          15-25
National Energy Production
 Corporation                           100-150
Enron Power & Industrial
 Construction Company                    20-30
NEPCO Power Procurement Company          20-30
NEPCO Services International, Inc.        0-10
San Juan Gas Company, Inc.               15-25
EBF LLC                                5 -- 15
Zond Minnesota Construction
 Company LLC                              0-10
Enron Fuels International, Inc.        5 -- 15
E Power Holdings Corp.                 5 -- 15
EFS Construction Management
 Services, Inc.                          25-35
Enron Management, Inc.                10 -- 20
Enron Expat Services  Inc.             5 -- 15
Artemis Associates LLC                 5 -- 15
Clinton Energy Management
 Services, Inc.                       10 -- 20
LINGTEC Constructors L.P.              5 -- 15
EGS New Ventures Corp.                 5 -- 15
Louisiana Gas Marketing Company        5 -- 15
Louisiana Resources Company               0-10
LGMI,  Inc.                            5 -- 15
LRCI, Inc.                                0-10
Enron Communications Group, Inc.          0-10
EnRock Management, LLC                    0-10
ECI-Texas L.P.                            0-10
EnRock LP                                 0-10
ECI-Nevada Corp.                          0-10
Enron Alligator Alley
 Pipeline Company                         0-10
Enron Wind Storm Lake I LLC               0-10
ECT Merchant Investments Corp.        10 -- 20
EnronOnline, LLC                          0-10
St. Charles Development
 Company, L.L.C.                          0-10
Calcasieu Development
 Company, L.L.C.                          0-10
Calvert City Power I, L.L.C.              0-10
Enron ACS, Inc.                           0-10
LOA, Inc.                                 0-10

                                                         Estimated Components of Distribution on Hypothetical $1,000,000 Claim
                                                       --------------------------------------------------------------------------
                                                                                                      CROSS    CROSS
                                                                  PGE      PGE     PRISMA   PRISMA   COUNTRY  COUNTRY     TOTAL
                                    CLAIM  ESTIMATED             SHARES   SHARES   SHARES   SHARES    SHARES   SHARES   ESTIMATED
          DEBTOR NAME               CLASS  RECOVERY %    CASH       #        $        #       $         #        $      $ VALUE
---------------------------------------------------------------------------------------------------------------------------------
Enron India LLC                      101       7.0%    $ 46,119     410  $  8,380     262  $  5,344     492   $  9,770  $ 69,612
Enron International Inc.             102       5.7%    $ 37,961     337  $  6,897     216  $  4,399     405   $  8,041  $ 57,298
Enron International
 Holdings Corp.                      103      11.8%    $ 78,493     697  $ 14,262     446  $  9,095     837   $ 16,628  $118,477
Enron Middle East  LLC               104       7.6%    $ 50,044     445  $  9,093     284  $  5,799     534   $ 10,601  $ 75,537
Enron WarpSpeed Services, Inc.       105       5.7%    $ 37,901     337  $  6,886     215  $  4,392     404   $  8,029  $ 57,208
Modulus Technologies, Inc.           106      75.7%    $501,662   4,457  $ 91,149   2,851  $ 58,127   5,348   $106,270  $757,208
Enron Telecommunications, Inc.       107       5.7%    $ 37,901     337  $  6,886     215  $  4,392     404   $  8,029  $ 57,208
DataSystems Group, Inc.              108       5.7%    $ 37,901     337  $  6,886     215  $  4,392     404   $  8,029  $ 57,208
Risk Management & Trading Corp.      109      75.7%    $501,662   4,457  $ 91,149   2,851  $ 58,127   5,348   $106,270  $757,208
Omicron Enterprises, Inc.            110       5.7%    $ 37,901     337  $  6,886     215  $  4,392     404   $  8,029  $ 57,208
EFS I, Inc.                          111      56.4%    $373,797   3,321  $ 67,917   2,124  $ 43,312   3,985   $ 79,183  $564,209
EFS II, Inc.                         112       5.7%    $ 37,901     337  $  6,886     215  $  4,392     404   $  8,029  $ 57,208
EFS III, Inc.                        113      75.7%    $501,662   4,457  $ 91,149   2,851  $ 58,127   5,348   $106,270  $757,208
EFS V, Inc.                          114      75.7%    $501,662   4,457  $ 91,149   2,851  $ 58,127   5,348   $106,270  $757,208
EFS VI, L.P.                         115       5.7%    $ 37,901     337  $  6,886     215  $  4,392     404   $  8,029  $ 57,208
EFS VII, Inc.                        116       5.7%    $ 37,901     337  $  6,886     215  $  4,392     404   $  8,029  $ 57,208
EFS IX, Inc.                         117      75.7%    $501,662   4,457  $ 91,149   2,851  $ 58,127   5,348   $106,270  $757,208
EFS X, Inc.                          118       5.7%    $ 37,901     337  $  6,886     215  $  4,392     404   $  8,029  $ 57,208
EFS XI, Inc.                         119       5.9%    $ 39,052     347  $  7,096     222  $  4,525     416   $  8,273  $ 58,946
EFS XII, Inc.                        120       9.5%    $ 62,623     556  $ 11,378     356  $  7,256     668   $ 13,266  $ 94,523
EFS XV, Inc.                         121       5.7%    $ 37,901     337  $  6,886     215  $  4,392     404   $  8,029  $ 57,208
EFS XVII, Inc.                       122      75.7%    $501,662   4,457  $ 91,149   2,851  $ 58,127   5,348   $106,270  $757,208
Jovinole Associates                  123       5.7%    $ 37,901     337  $  6,886     215  $  4,392     404   $  8,029  $ 57,208
EFS Holdings, Inc.                   124      18.6%    $123,120   1,094  $ 22,370     700  $ 14,266   1,313   $ 26,081  $185,838
Enron Operations Services
 Corp. (ETS)                         125      21.9%    $145,198   1,290  $ 26,382     825  $ 16,824   1,548   $ 30,758  $219,162
Green Power Partners I  LLC          126      75.7%    $757,208      NA        NA      NA        NA      NA         NA  $757,208
TLS Investors, L.L.C                 127      24.7%    $163,731   1,455  $ 29,749     930  $ 18,971   1,746   $ 34,684  $247,136
ECT Securities Limited Partnership   128       9.6%    $ 63,640     565  $ 11,563     362  $  7,374     678   $ 13,481  $ 96,059
ECT Securities LP Corp.              129       5.7%    $ 37,901     337  $  6,886     215  $  4,392     404   $  8,029  $ 57,208
ECT Securities GP Corp.              130       5.7%    $ 37,901     337  $  6,886     215  $  4,392     404   $  8,029  $ 57,208
KUCC Cleburne, LLC                   131       5.7%    $ 37,901     337  $  6,886     215  $  4,392     404   $  8,029  $ 57,208
Enron International Asset
 Management Corp.                    132      75.7%    $501,662   4,457  $ 91,149   2,851  $ 58,127   5,348   $106,270  $757,208
Enron Brazil Power Holdings
 XI  Ltd.                            133       5.7%    $ 37,901     337  $  6,886     215  $  4,392     404   $  8,029  $ 57,208
Enron Holding Company  L.L.C         134      75.7%    $501,662   4,457  $ 91,149   2,851  $ 58,127   5,348   $106,270  $757,208
Enron Development Management  Ltd.   135      75.7%    $501,662   4,457  $ 91,149   2,851  $ 58,127   5,348   $106,270  $757,208
Enron International Korea
 Holdings Corp.                      136      75.7%    $501,662   4,457  $ 91,149   2,851  $ 58,127   5,348   $106,270  $757,208
Enron Caribe VI Holdings  Ltd.       137       5.7%    $ 37,901     337  $  6,886     215  $  4,392     404   $  8,029  $ 57,208
Enron International Asia Corp.       138      75.7%    $501,662   4,457  $ 91,149   2,851  $ 58,127   5,348   $106,270  $757,208
Enron Brazil Power Investments
 XI Ltd.                             139       5.7%    $ 37,901     337  $  6,886     215  $  4,392     404   $  8,029  $ 57,208
Paulista Electrical
 Distribution, L.L.C                 140       5.7%    $ 37,901     337  $  6,886     215  $  4,392     404   $  8,029  $ 57,208
Enron Pipeline Construction
 Services Company                    141      75.7%    $501,662   4,457  $ 91,149   2,851  $ 58,127   5,348   $106,270  $757,208
Enron Pipeline Services Company      142       5.7%    $ 37,901     337  $  6,886     215  $  4,392     404   $  8,029  $ 57,208
Enron Trailblazer Pipeline Company   143      75.7%    $501,662   4,457  $ 91,149   2,851  $ 58,127   5,348   $106,270  $757,208
Enron Liquid Services Corp.          144      75.7%    $501,662   4,457  $ 91,149   2,851  $ 58,127   5,348   $106,270  $757,208
Enron Machine and Mechanical
 Services, Inc.                      145       8.2%    $ 54,595     485  $  9,920     310  $  6,326     582   $ 11,565  $ 82,406
Enron Commercial Finance Ltd.        146      75.7%    $501,662   4,457  $ 91,149   2,851  $ 58,127   5,348   $106,270  $757,208
Enron Permian Gathering Inc.         147      75.7%    $501,662   4,457  $ 91,149   2,851  $ 58,127   5,348   $106,270  $757,208
Transwestern Gathering Company       148      75.7%    $501,662   4,457  $ 91,149   2,851  $ 58,127   5,348   $106,270  $757,208
Enron Gathering Company              149       5.7%    $ 37,901     337  $  6,886     215  $  4,392     404   $  8,029  $ 57,208
EGP Fuels Company                    150       5.8%    $ 38,521     342  $  6,999     219  $  4,463     411   $  8,160  $ 58,144
Enron Asset Management
 Resources, Inc.                     151       5.7%    $ 37,901     337  $  6,886     215  $  4,392     404   $  8,029  $ 57,208
Enron Brazil Power
 Holdings I Ltd.                     152      22.0%    $145,961   1,297  $ 26,520     829  $ 16,912   1,556   $ 30,920  $220,314
Enron do Brazil Holdings Ltd.        153      12.6%    $ 83,164     739  $ 15,111     473  $  9,636     887   $ 17,617  $125,528
Enron Wind Storm Lake II LLC         154       5.7%    $ 57,208      NA        NA      NA        NA      NA         NA  $ 57,208
Enron Renewable Energy Corp.         155       9.5%    $ 62,808     558  $ 11,412     357  $  7,278     670   $ 13,305  $ 94,803
Enron Acquisition III Corp.          156      21.1%    $139,558   1,240  $ 25,357     793  $ 16,171   1,488   $ 29,563  $210,649
Enron Wind Lake Benton LLC           157      13.7%    $136,959      NA        NA      NA        NA      NA         NA  $136,959
Superior Construction Company        158      19.8%    $131,326   1,167  $ 23,861     746  $ 15,217   1,400   $ 27,819  $198,223
EFS IV, Inc.                         159      27.6%    $182,753   1,624  $ 33,205   1,039  $ 21,176   1,948   $ 38,714  $275,848
EFS VIII, Inc.                       160      42.9%    $284,280   2,526  $ 51,652   1,615  $ 32,939   3,031   $ 60,221  $429,093
EFS XIII, Inc.                       161      75.7%    $501,662   4,457  $ 91,149   2,851  $ 58,127   5,348   $106,270  $757,208
Enron Credit  Inc.                   162       9.6%    $ 63,852     567  $ 11,602     363  $  7,398     681   $ 13,526  $ 96,378
Enron Power Corp.                    163      31.5%    $208,394   1,852  $ 37,864   1,184  $ 24,147   2,222   $ 44,145  $314,550
Richmond Power Enterprise, L.P.      164       5.7%    $ 37,901     337  $  6,886     215  $  4,392     404   $  8,029  $ 57,208
ECT Strategic Value Corp.            165      13.1%    $ 87,070     774  $ 15,820     495  $ 10,089     928   $ 18,444  $131,423
Enron Development Funding Ltd.       166      20.1%    $133,251   1,184  $ 24,211     757  $ 15,440   1,421   $ 28,227  $201,129
Atlantic Commercial
 Finance, Inc.                       167      13.7%    $ 91,023     809  $ 16,539     517  $ 10,547     970   $ 19,282  $137,391
The Protane Corporation              168      75.7%    $501,662   4,457  $ 91,149   2,851  $ 58,127   5,348   $106,270  $757,208
Enron Asia Pacific/
 Africa/ China LLC                   169      33.0%    $218,840   1,944  $ 39,762   1,244  $ 25,357   2,333   $ 46,358  $330,316
Enron Development Corp.              170      17.7%    $117,168   1,041  $ 21,289     666  $ 13,576   1,249   $ 24,820  $176,854
ET Power 3 LLC                       171      75.7%    $501,662   4,457  $ 91,149   2,851  $ 58,127   5,348   $106,270  $757,208
Nowa Sarzyna Holding B.V             172      75.7%    $501,662   4,457  $ 91,149   2,851  $ 58,127   5,348   $106,270  $757,208
Enron South America LLC              173      26.2%    $173,474   1,541  $ 31,519     986  $ 20,100   1,849   $ 36,748  $261,842
Enron Global Power &
 Pipelines L.L.C                     174      56.5%    $374,049   3,323  $ 67,963   2,126  $ 43,341   3,988   $ 79,237  $564,590
Cabazon Power Partners, LLC          175      75.7%    $757,208      NA        NA      NA        NA      NA         NA  $757,208
Cabazon Holdings  LLC                176      75.7%    $757,208      NA        NA      NA        NA      NA         NA  $757,208
Enron Caribbean Basin LLC            177      16.5%    $109,084     969  $ 19,820     620  $ 12,639   1,163   $ 23,108  $164,651
Victory Garden Power
 Partners I L.L.C                    178      75.7%    $757,208      NA        NA      NA        NA      NA         NA  $757,208
Oswego Cogen Company, LLC            179       8.3%    $ 55,156     490  $ 10,022     313  $  6,391     588   $ 11,684  $ 83,252
Enron Equipment
 Procurement Company                 180      19.1%    $126,693   1,126  $ 23,019     720  $ 14,680   1,351   $ 26,838  $191,230
Portland General
 Holdings, Inc.                      181      54.8%    $548,024      NA        NA      NA        NA      NA         NA  $548,024
Portland Transition
 Company, Inc.                       182       0.0%    $     --      NA        NA      NA        NA      NA         NA  $     --
Enron Corp. Subordinated claims      183       0.0%    $     --       0  $     --       0  $     --       0   $     --  $     --
Enron Corp. TOPrS
 Subordinated claims                 184       0.0%    $     --       0  $     --       0  $     --       0   $     --  $     --
Enron Corp. Guaranty                 185      14.5%    $ 96,016     853  $ 17,446     546  $ 11,125   1,024   $ 20,340  $144,926
Enron Wind Company Guaranty          186      28.6%    $286,459      NA        NA      NA        NA      NA         NA  $286,459
Enron North America Guaranty         187      17.3%    $114,406   1,016  $ 20,787     650  $ 13,256   1,220   $ 24,235  $172,685
Atlantic Commercial Finance,
 Inc. Guaranty                       188      10.9%    $ 72,073     640  $ 13,095     410  $  8,351     768   $ 15,268  $108,787
Enron Power Corp. Guaranty           189      28.6%    $189,443   1,683  $ 34,421   1,077  $ 21,951   2,020   $ 40,131  $285,946




                                        ESTIMATED
                                          CLAIM
          DEBTOR NAME                    COUNTS
------------------------------------
Enron India LLC                          5 -- 15
Enron International Inc.                10 -- 20
Enron International
 Holdings Corp.                             0-10
Enron Middle East  LLC                   5 -- 15
Enron WarpSpeed Services, Inc.              0-10
Modulus Technologies, Inc.                  0-10
Enron Telecommunications, Inc.              0-10
DataSystems Group, Inc.                     0-10
Risk Management & Trading Corp.            30-40
Omicron Enterprises, Inc.                   0-10
EFS I, Inc.                                 0-10
EFS II, Inc.                                0-10
EFS III, Inc.                               0-10
EFS V, Inc.                                 0-10
EFS VI, L.P.                                0-10
EFS VII, Inc.                               0-10
EFS IX, Inc.                                0-10
EFS X, Inc.                              5 -- 15
EFS XI, Inc.                            10 -- 20
EFS XII, Inc.                               0-10
EFS XV, Inc.                                0-10
EFS XVII, Inc.                              0-10
Jovinole Associates                         0-10
EFS Holdings, Inc.                          0-10
Enron Operations Services
 Corp. (ETS)                             5 -- 15
Green Power Partners I  LLC              5 -- 15
TLS Investors, L.L.C                        0-10
ECT Securities Limited Partnership          0-10
ECT Securities LP Corp.                     0-10
ECT Securities GP Corp.                     0-10
KUCC Cleburne, LLC                       5 -- 15
Enron International Asset
 Management Corp.                           0-10
Enron Brazil Power Holdings
 XI  Ltd.                                   0-10
Enron Holding Company  L.L.C                0-10
Enron Development Management  Ltd.          0-10
Enron International Korea
 Holdings Corp.                             0-10
Enron Caribe VI Holdings  Ltd.              0-10
Enron International Asia Corp.              0-10
Enron Brazil Power Investments
 XI Ltd.                                    0-10
Paulista Electrical
 Distribution, L.L.C                        0-10
Enron Pipeline Construction
 Services Company                           0-10
Enron Pipeline Services Company          5 -- 15
Enron Trailblazer Pipeline Company          0-10
Enron Liquid Services Corp.                 0-10
Enron Machine and Mechanical
 Services, Inc.                             0-10
Enron Commercial Finance Ltd.               0-10
Enron Permian Gathering Inc.                0-10
Transwestern Gathering Company              0-10
Enron Gathering Company                     0-10
EGP Fuels Company                           0-10
Enron Asset Management
 Resources, Inc.                            0-10
Enron Brazil Power
 Holdings I Ltd.                         5 -- 15
Enron do Brazil Holdings Ltd.            5 -- 15
Enron Wind Storm Lake II LLC             5 -- 15
Enron Renewable Energy Corp.                0-10
Enron Acquisition III Corp.                 0-10
Enron Wind Lake Benton LLC                  0-10
Superior Construction Company            5 -- 15
EFS IV, Inc.                               20-30
EFS VIII, Inc.                            50-100
EFS XIII, Inc.                           5 -- 15
Enron Credit  Inc.                          0-10
Enron Power Corp.                        5 -- 15
Richmond Power Enterprise, L.P.             0-10
ECT Strategic Value Corp.                   0-10
Enron Development Funding Ltd.             25-35
Atlantic Commercial
 Finance, Inc.                             15-25
The Protane Corporation                  5 -- 15
Enron Asia Pacific/
 Africa/ China LLC                      10 -- 20
Enron Development Corp.                  5 -- 15
ET Power 3 LLC                              0-10
Nowa Sarzyna Holding B.V                    0-10
Enron South America LLC                    15-25
Enron Global Power &
 Pipelines L.L.C                            0-10
Cabazon Power Partners, LLC                 0-10
Cabazon Holdings  LLC                       0-10
Enron Caribbean Basin LLC                  15-25
Victory Garden Power
 Partners I L.L.C                           0-10
Oswego Cogen Company, LLC                   0-10
Enron Equipment
 Procurement Company                    10 -- 20
Portland General
 Holdings, Inc.                           50-100
Portland Transition
 Company, Inc.                              0-10
Enron Corp. Subordinated claims          100-150
Enron Corp. TOPrS
 Subordinated claims                        0-10
Enron Corp. Guaranty                     400-450
Enron Wind Company Guaranty                 0-10
Enron North America Guaranty                0-10
Atlantic Commercial Finance,
 Inc. Guaranty                              0-10
Enron Power Corp. Guaranty                  0-10

APPENDIX P: TABLE OF CONVENIENCE CLASS CLAIM RECOVERIES

                                                                  Estimated Components of Distribution on Hypothetical $50,000 Claim
                                                                  ------------------------------------------------------------------
                                                                                                                   CROSS     CROSS
                                                                               PGE      PGE     PRISMA   PRISMA   COUNTRY   COUNTRY
                                               CLAIM  ESTIMATED               SHARES   SHARES   SHARES   SHARES   SHARES    SHARES
                   DEBTOR NAME                 CLASS  RECOVERY %     CASH       #        $        #        $         #         $
------------------------------------------------------------------------------------------------------------------------------------
Enron Metals & Commodity Corp.                  191     27.8%      $ 13,896     NA       NA       NA       NA        NA        NA
Enron Corp.                                     192     15.6%      $  7,809     NA       NA       NA       NA        NA        NA
Enron North America Corp.                       193     18.1%      $  9,058     NA       NA       NA       NA        NA        NA
Enron Power Marketing, Inc.                     194     20.6%      $ 10,283     NA       NA       NA       NA        NA        NA
PBOG Corp.                                      195     68.0%      $ 34,025     NA       NA       NA       NA        NA        NA
Smith Street Land Company                       196     12.0%      $  6,007     NA       NA       NA       NA        NA        NA
Enron Broadband Services, Inc.                  197     11.0%      $  5,516     NA       NA       NA       NA        NA        NA
Enron Energy Services Operations, Inc.          198     14.5%      $  7,261     NA       NA       NA       NA        NA        NA
Enron Energy Marketing Corp.                    199     21.7%      $ 10,829     NA       NA       NA       NA        NA        NA
Enron Energy Services, Inc.                     200     17.8%      $  8,884     NA       NA       NA       NA        NA        NA
Enron Energy Services, LLC                      201     20.5%      $ 10,233     NA       NA       NA       NA        NA        NA
Enron Transportation Services Company           202     68.1%      $ 34,074     NA       NA       NA       NA        NA        NA
BAM Lease Company                               203      5.1%      $  2,574     NA       NA       NA       NA        NA        NA
Enron Asset Holdings, L.P.                      204      5.1%      $  2,574     NA       NA       NA       NA        NA        NA
Enron Gas Liquids, Inc.                         205     10.1%      $  5,053     NA       NA       NA       NA        NA        NA
Enron Global Markets LLC                        206      5.1%      $  2,574     NA       NA       NA       NA        NA        NA
Enron Net Works LLC                             207     13.5%      $  6,727     NA       NA       NA       NA        NA        NA
Enron Industrial Markets LLC                    208      5.1%      $  2,574     NA       NA       NA       NA        NA        NA
Operational Energy Corp.                        209     12.9%      $  6,450     NA       NA       NA       NA        NA        NA
Enron Engineering & Construction Company        210     15.5%      $  7,738     NA       NA       NA       NA        NA        NA
Enron Engineering & Operational Services
  Company                                       211      5.1%      $  2,574     NA       NA       NA       NA        NA        NA
Garden State Paper Company, LLC                 212      5.1%      $  2,574     NA       NA       NA       NA        NA        NA
Palm Beach Development Company, L.L.C.          213      5.1%      $  2,574     NA       NA       NA       NA        NA        NA
Tenant Services, Inc.                           214     14.3%      $  7,141     NA       NA       NA       NA        NA        NA
Enron Energy Information Solutions, Inc.        215     16.0%      $  8,015     NA       NA       NA       NA        NA        NA
EESO Merchant Investments, Inc.                 216     40.1%      $ 20,060     NA       NA       NA       NA        NA        NA
Enron Federal Solutions, Inc.                   217     10.6%      $  5,321     NA       NA       NA       NA        NA        NA
Enron Freight Markets Corp.                     218     19.3%      $  9,646     NA       NA       NA       NA        NA        NA
Enron Broadband Services, L.P.                  219      8.1%      $  4,035     NA       NA       NA       NA        NA        NA
Enron Energy Services North America, Inc.       220     11.3%      $  5,648     NA       NA       NA       NA        NA        NA
Enron LNG Marketing LLC                         221     68.1%      $ 34,074     NA       NA       NA       NA        NA        NA
Calypso Pipeline LLC                            222     68.1%      $ 34,074     NA       NA       NA       NA        NA        NA
Enron Global LNG LLC                            223     68.1%      $ 34,074     NA       NA       NA       NA        NA        NA
Enron International Fuel Management Company     224      5.1%      $  2,574     NA       NA       NA       NA        NA        NA
Enron Natural Gas Marketing Corp.               225     21.5%      $ 10,771     NA       NA       NA       NA        NA        NA
ENA Upstream Company, LLC                       226      5.3%      $  2,655     NA       NA       NA       NA        NA        NA
Enron Liquid Fuels, Inc.                        227      9.1%      $  4,559     NA       NA       NA       NA        NA        NA
Enron LNG Shipping Company                      228     68.1%      $ 34,074     NA       NA       NA       NA        NA        NA
ENA Property & Services Corp.                   229      8.3%      $  4,136     NA       NA       NA       NA        NA        NA
Enron Capital & Trade Resources International
  Corp                                          230     23.1%      $ 11,542     NA       NA       NA       NA        NA        NA
Enron Communications Leasing Corp.              231     17.3%      $  8,675     NA       NA       NA       NA        NA        NA
Enron Wind Corp.                                232                                    See Recovery Under EREC V
Enron Wind Systems, Inc.                        233                                    See Recovery Under EREC I
Enron Wind Energy Systems Corp.                 234                                    See Recovery Under EREC III
Enron Wind Maintenance Corp.                    235                                    See Recovery Under EREC IV
Enron Wind Constructors Corp.                   236                                    See Recovery Under EREC II
EREC Subsidiary I, LLC                          237     45.0%      $ 22,518     NA       NA       NA       NA        NA        NA
EREC Subsidiary II, LLC                         238     40.1%      $ 20,026     NA       NA       NA       NA        NA        NA
EREC Subsidiary III, LLC                        239     42.0%      $ 20,994     NA       NA       NA       NA        NA        NA
EREC Subsidiary IV, LLC                         240      5.1%      $  2,574     NA       NA       NA       NA        NA        NA
EREC Subsidiary V, LLC                          241     28.4%      $ 14,178     NA       NA       NA       NA        NA        NA
Intratex Gas Company                            242      5.1%      $  2,574     NA       NA       NA       NA        NA        NA
Enron Processing Properties, Inc.               243      5.1%      $  2,574     NA       NA       NA       NA        NA        NA
Enron Methanol Company                          244      5.1%      $  2,574     NA       NA       NA       NA        NA        NA
Enron Ventures Corp.                            245     13.2%      $  6,579     NA       NA       NA       NA        NA        NA
Enron Mauritius Company                         246      5.1%      $  2,574     NA       NA       NA       NA        NA        NA
Enron India Holdings Ltd.                       247      5.1%      $  2,574     NA       NA       NA       NA        NA        NA
Offshore Power Production C.V.                  248     68.1%      $ 34,074     NA       NA       NA       NA        NA        NA
The New Energy Trading Company                  249     68.1%      $ 34,074     NA       NA       NA       NA        NA        NA
EES Service Holdings, Inc.                      250     37.9%      $ 18,943     NA       NA       NA       NA        NA        NA
Enron Wind Development Corp.                    251     66.1%      $ 33,053     NA       NA       NA       NA        NA        NA
ZWHC LLC                                        252     68.1%      $ 34,074     NA       NA       NA       NA        NA        NA
Zond Pacific, Inc.                              253      5.1%      $  2,574     NA       NA       NA       NA        NA        NA
Enron Reserve Acquisition Corp.                 254     20.6%      $ 10,313     NA       NA       NA       NA        NA        NA
National Energy Production Corporation          255      5.1%      $  2,574     NA       NA       NA       NA        NA        NA
Enron Power & Industrial Construction Company   256      5.1%      $  2,574     NA       NA       NA       NA        NA        NA
NEPCO Power Procurement Company                 257      5.1%      $  2,574     NA       NA       NA       NA        NA        NA
NEPCO Services International, Inc.              258      5.1%      $  2,574     NA       NA       NA       NA        NA        NA
San Juan Gas Company, Inc.                      259      5.1%      $  2,574     NA       NA       NA       NA        NA        NA
EBF LLC                                         260     68.1%      $ 34,074     NA       NA       NA       NA        NA        NA
Zond Minnesota Construction Company LLC         261     34.4%      $ 17,216     NA       NA       NA       NA        NA        NA
Enron Fuels International, Inc.                 262     18.5%      $  9,240     NA       NA       NA       NA        NA        NA
E Power Holdings Corp.                          263     42.1%      $ 21,050     NA       NA       NA       NA        NA        NA
EFS Construction Management Services, Inc.      264      5.1%      $  2,574     NA       NA       NA       NA        NA        NA
Enron Management, Inc.                          265     10.6%      $  5,311     NA       NA       NA       NA        NA        NA
Enron Expat Services  Inc.                      266     21.6%      $ 10,811     NA       NA       NA       NA        NA        NA
Artemis Associates LLC                          267     16.1%      $  8,031     NA       NA       NA       NA        NA        NA
Clinton Energy Management Services, Inc.        268     18.7%      $  9,372     NA       NA       NA       NA        NA        NA
LINGTEC Constructors L.P.                       269      9.9%      $  4,960     NA       NA       NA       NA        NA        NA
EGS New Ventures Corp.                          270      6.3%      $  3,150     NA       NA       NA       NA        NA        NA
Louisiana Gas Marketing Company                 271      7.9%      $  3,961     NA       NA       NA       NA        NA        NA
Louisiana Resources Company                     272     14.5%      $  7,253     NA       NA       NA       NA        NA        NA
LGMI, Inc.                                      273     12.2%      $  6,094     NA       NA       NA       NA        NA        NA
LRCI, Inc.                                      274     13.7%      $  6,869     NA       NA       NA       NA        NA        NA
Enron Communications Group, Inc.                275      5.1%      $  2,574     NA       NA       NA       NA        NA        NA
EnRock Management, LLC                          276      5.1%      $  2,574     NA       NA       NA       NA        NA        NA
ECI-Texas L.P.                                  277     68.1%      $ 34,074     NA       NA       NA       NA        NA        NA
EnRock LP                                       278     68.1%      $ 34,074     NA       NA       NA       NA        NA        NA
ECI-Nevada Corp.                                279     22.6%      $ 11,313     NA       NA       NA       NA        NA        NA
Enron Alligator Alley Pipeline Company          280      5.1%      $  2,574     NA       NA       NA       NA        NA        NA
Enron Wind Storm Lake I LLC                     281      5.1%      $  2,574     NA       NA       NA       NA        NA        NA
ECT Merchant Investments Corp.                  282     67.8%      $ 33,915     NA       NA       NA       NA        NA        NA
EnronOnline, LLC                                283     15.0%      $  7,488     NA       NA       NA       NA        NA        NA
St. Charles Development Company, L.L.C.         284      5.1%      $  2,574     NA       NA       NA       NA        NA        NA
Calcasieu Development Company, L.L.C.           285      5.1%      $  2,574     NA       NA       NA       NA        NA        NA
Calvert City Power I, L.L.C.                    286      5.1%      $  2,574     NA       NA       NA       NA        NA        NA
Enron ACS, Inc.                                 287      5.1%      $  2,574     NA       NA       NA       NA        NA        NA
LOA, Inc.                                       288     36.2%      $ 18,119     NA       NA       NA       NA        NA        NA

                                                   TOTAL      ESTIMATED
                                                 ESTIMATED      CLAIM
                   DEBTOR NAME                   $ VALUE       COUNTS
----------------------------------------------------------
Enron Metals & Commodity Corp.                   $ 13,896       150-200
Enron Corp.                                      $  7,809     1900-2100
Enron North America Corp.                        $  9,058     1300-1500
Enron Power Marketing, Inc.                      $ 10,283        50-100
PBOG Corp.                                       $ 34,025          0-10
Smith Street Land Company                        $  6,007         20-30
Enron Broadband Services, Inc.                   $  5,516       400-450
Enron Energy Services Operations, Inc.           $  7,261       600-650
Enron Energy Marketing Corp.                     $ 10,829        50-100
Enron Energy Services, Inc.                      $  8,884       450-500
Enron Energy Services, LLC                       $ 10,233       5 -- 15
Enron Transportation Services Company            $ 34,074      10 -- 20
BAM Lease Company                                $  2,574          0-10
Enron Asset Holdings, L.P.                       $  2,574          0-10
Enron Gas Liquids, Inc.                          $  5,053         45-55
Enron Global Markets LLC                         $  2,574       150-200
Enron Net Works LLC                              $  6,727       350-400
Enron Industrial Markets LLC                     $  2,574       100-150
Operational Energy Corp.                         $  6,450        50-100
Enron Engineering & Construction Company         $  7,738       100-150
Enron Engineering & Operational Services
  Company                                        $  2,574          0-10
Garden State Paper Company, LLC                  $  2,574       600-650
Palm Beach Development Company, L.L.C.           $  2,574          0-10
Tenant Services, Inc.                            $  7,141          0-10
Enron Energy Information Solutions, Inc.         $  8,015         15-25
EESO Merchant Investments, Inc.                  $ 20,060          0-10
Enron Federal Solutions, Inc.                    $  5,321          0-10
Enron Freight Markets Corp.                      $  9,646       350-400
Enron Broadband Services, L.P.                   $  4,035      10 -- 20
Enron Energy Services North America, Inc.        $  5,648       100-150
Enron LNG Marketing LLC                          $ 34,074          0-10
Calypso Pipeline LLC                             $ 34,074       5 -- 15
Enron Global LNG LLC                             $ 34,074         30-40
Enron International Fuel Management Company      $  2,574          0-10
Enron Natural Gas Marketing Corp.                $ 10,771          0-10
ENA Upstream Company, LLC                        $  2,655         20-30
Enron Liquid Fuels, Inc.                         $  4,559         40-50
Enron LNG Shipping Company                       $ 34,074          0-10
ENA Property & Services Corp.                    $  4,136       250-300
Enron Capital & Trade Resources International
  Corp                                           $ 11,542        50-100
Enron Communications Leasing Corp.               $  8,675         30-40
Enron Wind Corp.
Enron Wind Systems, Inc.
Enron Wind Energy Systems Corp.
Enron Wind Maintenance Corp.
Enron Wind Constructors Corp.
EREC Subsidiary I, LLC                           $ 22,518         35-55
EREC Subsidiary II, LLC                          $ 20,026          0-20
EREC Subsidiary III, LLC                         $ 20,994         30-50
EREC Subsidiary IV, LLC                          $  2,574          0-20
EREC Subsidiary V, LLC                           $ 14,178         45-65
Intratex Gas Company                             $  2,574          0-10
Enron Processing Properties, Inc.                $  2,574          0-10
Enron Methanol Company                           $  2,574        50-100
Enron Ventures Corp.                             $  6,579          0-10
Enron Mauritius Company                          $  2,574          0-10
Enron India Holdings Ltd.                        $  2,574          0-10
Offshore Power Production C.V.                   $ 34,074          0-10
The New Energy Trading Company                   $ 34,074          0-10
EES Service Holdings, Inc.                       $ 18,943          0-10
Enron Wind Development Corp.                     $ 33,053        50-100
ZWHC LLC                                         $ 34,074          0-10
Zond Pacific, Inc.                               $  2,574          0-10
Enron Reserve Acquisition Corp.                  $ 10,313       5 -- 15
National Energy Production Corporation           $  2,574       150-200
Enron Power & Industrial Construction Company    $  2,574       5 -- 15
NEPCO Power Procurement Company                  $  2,574      10 -- 20
NEPCO Services International, Inc.               $  2,574          0-10
San Juan Gas Company, Inc.                       $  2,574       450-500
EBF LLC                                          $ 34,074          0-10
Zond Minnesota Construction Company LLC          $ 17,216          0-10
Enron Fuels International, Inc.                  $  9,240          0-10
E Power Holdings Corp.                           $ 21,050          0-10
EFS Construction Management Services, Inc.       $  2,574      10 -- 20
Enron Management, Inc.                           $  5,311      10 -- 20
Enron Expat Services  Inc.                       $ 10,811          0-10
Artemis Associates LLC                           $  8,031          0-10
Clinton Energy Management Services, Inc.         $  9,372         15-25
LINGTEC Constructors L.P.                        $  4,960          0-10
EGS New Ventures Corp.                           $  3,150          0-10
Louisiana Gas Marketing Company                  $  3,961          0-10
Louisiana Resources Company                      $  7,253          0-10
LGMI,  Inc.                                      $  6,094          0-10
LRCI, Inc.                                       $  6,869          0-10
Enron Communications Group, Inc.                 $  2,574          0-10
EnRock Management, LLC                           $  2,574          0-10
ECI-Texas L.P.                                   $ 34,074          0-10
EnRock LP                                        $ 34,074          0-10
ECI-Nevada Corp.                                 $ 11,313          0-10
Enron Alligator Alley Pipeline Company           $  2,574          0-10
Enron Wind Storm Lake I LLC                      $  2,574          0-10
ECT Merchant Investments Corp.                   $ 33,915          0-10
EnronOnline, LLC                                 $  7,488         15-25
St. Charles Development Company, L.L.C.          $  2,574          0-10
Calcasieu Development Company, L.L.C.            $  2,574          0-10
Calvert City Power I, L.L.C.                     $  2,574          0-10
Enron ACS, Inc.                                  $  2,574          0-10
LOA, Inc.                                        $ 18,119          0-10

                                                                  Estimated Components of Distribution on Hypothetical $50,000 Claim
                                                                  ------------------------------------------------------------------
                                                                                                                 CROSS    CROSS
                                                                                  PGE     PGE   PRISMA  PRISMA  COUNTRY  COUNTRY
                                              CLAIM  ESTIMATED                  SHARES  SHARES  SHARES  SHARES   SHARES  SHARES
             DEBTOR NAME                      CLASS  RECOVERY %         CASH       #       $       #       $       #        $
------------------------------------------------------------------------------------------------------------------------------------
Enron India LLC                                289      6.3%           $ 3,133    NA      NA      NA      NA      NA       NA
Enron International Inc.                       290      5.2%           $ 2,578    NA      NA      NA      NA      NA       NA
Enron International Holdings Corp.             291     10.7%           $ 5,331    NA      NA      NA      NA      NA       NA
Enron Middle East  LLC                         292      6.8%           $ 3,399    NA      NA      NA      NA      NA       NA
Enron WarpSpeed Services, Inc.                 293      5.1%           $ 2,574    NA      NA      NA      NA      NA       NA
Modulus Technologies, Inc.                     294     68.1%           $34,074    NA      NA      NA      NA      NA       NA
Enron Telecommunications, Inc.                 295      5.1%           $ 2,574    NA      NA      NA      NA      NA       NA
DataSystems Group, Inc.                        296      5.1%           $ 2,574    NA      NA      NA      NA      NA       NA
Risk Management & Trading Corp.                297     68.1%           $34,074    NA      NA      NA      NA      NA       NA
Omicron Enterprises, Inc.                      298      5.1%           $ 2,574    NA      NA      NA      NA      NA       NA
EFS I, Inc.                                    299     50.8%           $25,389    NA      NA      NA      NA      NA       NA
EFS II, Inc.                                   300      5.1%           $ 2,574    NA      NA      NA      NA      NA       NA
EFS III, Inc.                                  301     68.1%           $34,074    NA      NA      NA      NA      NA       NA
EFS V, Inc.                                    302     68.1%           $34,074    NA      NA      NA      NA      NA       NA
EFS VI, L.P.                                   303      5.1%           $ 2,574    NA      NA      NA      NA      NA       NA
EFS VII, Inc.                                  304      5.1%           $ 2,574    NA      NA      NA      NA      NA       NA
EFS IX, Inc.                                   305     68.1%           $34,074    NA      NA      NA      NA      NA       NA
EFS X, Inc.                                    306      5.1%           $ 2,574    NA      NA      NA      NA      NA       NA
EFS XI, Inc.                                   307      5.3%           $ 2,653    NA      NA      NA      NA      NA       NA
EFS XII, Inc.                                  308      8.5%           $ 4,254    NA      NA      NA      NA      NA       NA
EFS XV, Inc.                                   309      5.1%           $ 2,574    NA      NA      NA      NA      NA       NA
EFS XVII, Inc.                                 310     68.1%           $34,074    NA      NA      NA      NA      NA       NA
Jovinole Associates                            311      5.1%           $ 2,574    NA      NA      NA      NA      NA       NA
EFS Holdings, Inc.                             312     16.7%           $ 8,363    NA      NA      NA      NA      NA       NA
Enron Operations Services Corp. (ETS)          313     19.7%           $ 9,862    NA      NA      NA      NA      NA       NA
Green Power Partners I  LLC                    314     68.1%           $34,074    NA      NA      NA      NA      NA       NA
TLS Investors, L.L.C.                          315     22.2%           $11,121    NA      NA      NA      NA      NA       NA
ECT Securities Limited Partnership             316      8.6%           $ 4,323    NA      NA      NA      NA      NA       NA
ECT Securities LP Corp.                        317      5.1%           $ 2,574    NA      NA      NA      NA      NA       NA
ECT Securities GP Corp.                        318      5.1%           $ 2,574    NA      NA      NA      NA      NA       NA
KUCC Cleburne, LLC                             319      5.1%           $ 2,574    NA      NA      NA      NA      NA       NA
Enron International Asset Management Corp.     320     68.1%           $34,074    NA      NA      NA      NA      NA       NA
Enron Brazil Power Holdings XI  Ltd.           321      5.1%           $ 2,574    NA      NA      NA      NA      NA       NA
Enron Holding Company  L.L.C.                  322     68.1%           $34,074    NA      NA      NA      NA      NA       NA
Enron Development Management  Ltd.             323     68.1%           $34,074    NA      NA      NA      NA      NA       NA
Enron International Korea Holdings Corp.       324     68.1%           $34,074    NA      NA      NA      NA      NA       NA
Enron Caribe VI Holdings  Ltd.                 325      5.1%           $ 2,574    NA      NA      NA      NA      NA       NA
Enron International Asia Corp.                 326     68.1%           $34,074    NA      NA      NA      NA      NA       NA
Enron Brazil Power Investments XI Ltd.         327      5.1%           $ 2,574    NA      NA      NA      NA      NA       NA
Paulista Electrical Distribution, L.L.C.       328      5.1%           $ 2,574    NA      NA      NA      NA      NA       NA
Enron Pipeline Construction Services Company   329     68.1%           $34,074    NA      NA      NA      NA      NA       NA
Enron Pipeline Services Company                330      5.1%           $ 2,574    NA      NA      NA      NA      NA       NA
Enron Trailblazer Pipeline Company             331     68.1%           $34,074    NA      NA      NA      NA      NA       NA
Enron Liquid Services Corp.                    332     68.1%           $34,074    NA      NA      NA      NA      NA       NA
Enron Machine and Mechanical Services, Inc.    333      7.4%           $ 3,708    NA      NA      NA      NA      NA       NA
Enron Commercial Finance Ltd.                  334     68.1%           $34,074    NA      NA      NA      NA      NA       NA
Enron Permian Gathering Inc.                   335     68.1%           $34,074    NA      NA      NA      NA      NA       NA
Transwestern Gathering Company                 336     68.1%           $34,074    NA      NA      NA      NA      NA       NA
Enron Gathering Company                        337      5.1%           $ 2,574    NA      NA      NA      NA      NA       NA
EGP Fuels Company                              338      5.2%           $ 2,616    NA      NA      NA      NA      NA       NA
Enron Asset Management Resources, Inc.         339      5.1%           $ 2,574    NA      NA      NA      NA      NA       NA
Enron Brazil Power Holdings I Ltd.             340     19.8%           $ 9,914    NA      NA      NA      NA      NA       NA
Enron do Brazil Holdings Ltd.                  341     11.3%           $ 5,649    NA      NA      NA      NA      NA       NA
Enron Wind Storm Lake II LLC                   342      5.1%           $ 2,574    NA      NA      NA      NA      NA       NA
Enron Renewable Energy Corp.                   343      8.5%           $ 4,266    NA      NA      NA      NA      NA       NA
Enron Acquisition III Corp.                    344     19.0%           $ 9,479    NA      NA      NA      NA      NA       NA
Enron Wind Lake Benton LLC                     345     12.3%           $ 6,163    NA      NA      NA      NA      NA       NA
Superior Construction Company                  346     17.8%           $ 8,920    NA      NA      NA      NA      NA       NA
EFS IV, Inc.                                   347     24.8%           $12,413    NA      NA      NA      NA      NA       NA
EFS VIII, Inc.                                 348     38.6%           $19,309    NA      NA      NA      NA      NA       NA
EFS XIII, Inc.                                 349     68.1%           $34,074    NA      NA      NA      NA      NA       NA
Enron Credit  Inc.                             350      8.7%           $ 4,337    NA      NA      NA      NA      NA       NA
Enron Power Corp.                              351     28.3%           $14,155    NA      NA      NA      NA      NA       NA
Richmond Power Enterprise, L.P.                352      5.1%           $ 2,574    NA      NA      NA      NA      NA       NA
ECT Strategic Value Corp.                      353     11.8%           $ 5,914    NA      NA      NA      NA      NA       NA
Enron Development Funding Ltd.                 354     18.1%           $ 9,051    NA      NA      NA      NA      NA       NA
Atlantic Commercial Finance, Inc.              355     12.4%           $ 6,183    NA      NA      NA      NA      NA       NA
The Protane Corporation                        356     68.1%           $34,074    NA      NA      NA      NA      NA       NA
Enron Asia Pacific/ Africa/ China LLC          357     29.7%           $14,864    NA      NA      NA      NA      NA       NA
Enron Development Corp.                        358     15.9%           $ 7,958    NA      NA      NA      NA      NA       NA
ET Power 3 LLC                                 359     68.1%           $34,074    NA      NA      NA      NA      NA       NA
Nowa Sarzyna Holding B.V.                      360     68.1%           $34,074    NA      NA      NA      NA      NA       NA
Enron South America LLC                        361     23.6%           $11,783    NA      NA      NA      NA      NA       NA
Enron Global Power & Pipelines L.L.C.          362     50.8%           $25,407    NA      NA      NA      NA      NA       NA
Portland General Holdings, Inc.                363     49.3%           $24,661    NA      NA      NA      NA      NA       NA
Portland Transition Company, Inc.              364      0.0%           $     -    NA      NA      NA      NA      NA       NA
Enron Corp. Guaranty                           365     13.0%           $ 6,522    NA      NA      NA      NA      NA       NA
Enron Wind Company Guaranty                    366     25.8%           $12,891    NA      NA      NA      NA      NA       NA
Cabazon Power Partners, LLC                    367     68.1%           $34,074    NA      NA      NA      NA      NA       NA
Cabazon Holdings  LLC                          368     68.1%           $34,074    NA      NA      NA      NA      NA       NA
Enron Caribbean Basin LLC                      369     14.8%           $ 7,409    NA      NA      NA      NA      NA       NA
Victory Garden Power Partners I L.L.C.         370     68.1%           $34,074    NA      NA      NA      NA      NA       NA
Oswego Cogen Company, LLC                      371      7.5%           $ 3,746    NA      NA      NA      NA      NA       NA
Enron Equipment Procurement Company            372     17.2%           $ 8,605    NA      NA      NA      NA      NA       NA
Enron North America Guaranty                   373     15.5%           $ 7,771    NA      NA      NA      NA      NA       NA
Atlantic Commercial Finance, Inc. Guaranty     374      9.8%           $ 4,895    NA      NA      NA      NA      NA       NA
Enron Power Corp. Guaranty                     375     25.7%           $12,868    NA      NA      NA      NA      NA       NA

                                                  TOTAL    ESTIMATED
                                                ESTIMATED   CLAIM
             DEBTOR NAME                         $ VALUE    COUNTS
---------------------------------------------------------
Enron India LLC                                  $ 3,133   10 -- 20
Enron International Inc.                         $ 2,578       0-10
Enron International Holdings Corp.               $ 5,331       0-10
Enron Middle East  LLC                           $ 3,399      15-25
Enron WarpSpeed Services, Inc.                   $ 2,574       0-10
Modulus Technologies, Inc.                       $34,074       0-10
Enron Telecommunications, Inc.                   $ 2,574       0-10
DataSystems Group, Inc.                          $ 2,574       0-10
Risk Management & Trading Corp.                  $34,074       0-10
Omicron Enterprises, Inc.                        $ 2,574       0-10
EFS I, Inc.                                      $25,389       0-10
EFS II, Inc.                                     $ 2,574       0-10
EFS III, Inc.                                    $34,074       0-10
EFS V, Inc.                                      $34,074       0-10
EFS VI, L.P.                                     $ 2,574       0-10
EFS VII, Inc.                                    $ 2,574       0-10
EFS IX, Inc.                                     $34,074       0-10
EFS X, Inc.                                      $ 2,574       0-10
EFS XI, Inc.                                     $ 2,653       0-10
EFS XII, Inc.                                    $ 4,254       0-10
EFS XV, Inc.                                     $ 2,574       0-10
EFS XVII, Inc.                                   $34,074       0-10
Jovinole Associates                              $ 2,574       0-10
EFS Holdings, Inc.                               $ 8,363       0-10
Enron Operations Services Corp. (ETS)            $ 9,862    5 -- 15
Green Power Partners I  LLC                      $34,074       0-10
TLS Investors, L.L.C.                            $11,121       0-10
ECT Securities Limited Partnership               $ 4,323       0-10
ECT Securities LP Corp.                          $ 2,574       0-10
ECT Securities GP Corp.                          $ 2,574       0-10
KUCC Cleburne, LLC                               $ 2,574       0-10
Enron International Asset Management Corp.       $34,074       0-10
Enron Brazil Power Holdings XI  Ltd.             $ 2,574       0-10
Enron Holding Company  L.L.C.                    $34,074       0-10
Enron Development Management  Ltd.               $34,074       0-10
Enron International Korea Holdings Corp.         $34,074       0-10
Enron Caribe VI Holdings  Ltd.                   $ 2,574       0-10
Enron International Asia Corp.                   $34,074       0-10
Enron Brazil Power Investments XI Ltd.           $ 2,574       0-10
Paulista Electrical Distribution, L.L.C.         $ 2,574       0-10
Enron Pipeline Construction Services Company     $34,074       0-10
Enron Pipeline Services Company                  $ 2,574    5 -- 15
Enron Trailblazer Pipeline Company               $34,074       0-10
Enron Liquid Services Corp.                      $34,074       0-10
Enron Machine and Mechanical Services, Inc.      $ 3,708       0-10
Enron Commercial Finance Ltd.                    $34,074       0-10
Enron Permian Gathering Inc.                     $34,074       0-10
Transwestern Gathering Company                   $34,074       0-10
Enron Gathering Company                          $ 2,574       0-10
EGP Fuels Company                                $ 2,616       0-10
Enron Asset Management Resources, Inc.           $ 2,574    5 -- 15
Enron Brazil Power Holdings I Ltd.               $ 9,914       0-10
Enron do Brazil Holdings Ltd.                    $ 5,649       0-10
Enron Wind Storm Lake II LLC                     $ 2,574       0-10
Enron Renewable Energy Corp.                     $ 4,266       0-10
Enron Acquisition III Corp.                      $ 9,479       0-10
Enron Wind Lake Benton LLC                       $ 6,163       0-10
Superior Construction Company                    $ 8,920       0-10
EFS IV, Inc.                                     $12,413       0-10
EFS VIII, Inc.                                   $19,309       0-10
EFS XIII, Inc.                                   $34,074       0-10
Enron Credit  Inc.                               $ 4,337       0-10
Enron Power Corp.                                $14,155    5 -- 15
Richmond Power Enterprise, L.P.                  $ 2,574       0-10
ECT Strategic Value Corp.                        $ 5,914       0-10
Enron Development Funding Ltd.                   $ 9,051       0-10
Atlantic Commercial Finance, Inc.                $ 6,183   10 -- 20
The Protane Corporation                          $34,074      15-25
Enron Asia Pacific/ Africa/ China LLC            $14,864      35-45
Enron Development Corp.                          $ 7,958       0-10
ET Power 3 LLC                                   $34,074       0-10
Nowa Sarzyna Holding B.V.                        $34,074       0-10
Enron South America LLC                          $11,783     50-100
Enron Global Power & Pipelines L.L.C.            $25,407       0-10
Portland General Holdings, Inc.                  $24,661       0-10
Portland Transition Company, Inc.                $     -       0-10
Enron Corp. Guaranty                             $ 6,522    5 -- 15
Enron Wind Company Guaranty                      $12,891       0-10
Cabazon Power Partners, LLC                      $34,074       0-10
Cabazon Holdings  LLC                            $34,074       0-10
Enron Caribbean Basin LLC                        $ 7,409     50-100
Victory Garden Power Partners I L.L.C.           $34,074       0-10
Oswego Cogen Company, LLC                        $ 3,746       0-10
Enron Equipment Procurement Company              $ 8,605       0-10
Enron North America Guaranty                     $ 7,771       0-10
Atlantic Commercial Finance, Inc. Guaranty       $ 4,895       0-10
Enron Power Corp. Guaranty                       $12,868       0-10

                         APPENDIX Q: SUBORDINATED CLAIMS

APPENDIX Q:

A.    INTRODUCTION

            The following Appendices reflect Claims that the Debtors have preliminarily identified as contractually subordinated, Claims that the Debtors are seeking to subordinate through adversary or other proceedings, and other potentially subordinated Claims that the Debtors intend to seek to subordinate. Appendix Q-I sets forth Claims that the Debtors have preliminarily identified as contractually subordinated or potential contractually subordinated claims. Appendices Q-II and Q-III set forth Claims that the Debtors are seeking or could potentially seek to subordinate pursuant to sections 510(b) and 510(c) of the Bankruptcy Code, respectively. Appendix Q-IV sets forth Claims that the Debtors have preliminarily identified as potentially subordinated penalty claims. Refer to Section I.C.2., "Summary of Classification and Treatment" for a description of the treatment of subordinated Claims under the Plan.

            The Debtors reserve the right to object to and/or seek subordination of, in whole or in part, any of the Claims listed herein. In addition to the Claims listed herein, the Debtors have filed certain avoidance actions wherein they seek, inter alia, subordination of certain Claims. Refer to Section IV.C.1., "Pending Litigation" for a discussion of such litigation. As a result, certain Claims may either be disallowed by the Bankruptcy Court or subordinated, in whole or in part. The Debtors make no representations regarding whether the Claim amounts represented herein will be allowed or subordinated, in whole or in part, by the Bankruptcy Court and therefore the amounts identified below are subject to change.

            As the Debtors continue their diligence efforts, the Debtors may identify additional Claims not reflected herein that they may seek to subordinate. Refer to Appendix O: "Potential Causes of Action" for a list of potential causes of action identified by the Debtors. The Debtors may seek to subordinate the Claims of any potential defendant identified therein. Unless the Debtors determine that certain of the Claims identified herein are not be subject to subordination, the Debtors intend to seek subordination of such Claims.



                                   Q, Page 1

APPENDIX Q-I: CONTRACTUALLY SUBORDINATED CLAIMS

            This Appendix lists Claims that the Debtors have preliminarily identified as contractually subordinated claims and the Debtors intend to seek subordination of such Claims. The following debt instruments issued by ENE have been identified as contractually subordinated.

                                                                                  AMOUNT OUTSTANDING
         INSTRUMENT/CUSIP OR ISIN                              AS OF THE INITIAL PETITION DATE (UNLESS OTHERWISE NOTED)
         ------------------------                              --------------------------------------------------------
6.75% Senior Subordinate Debentures due 07/01/05                                     $164,123,200
8.25% Senior Subordinate Debentures due 09/15/12                                     $104,563,109
7.75% Subordinated Debentures due 2016                                               $184,275,878
7.75% Subordinated Debentures due 2016, Series II                                    $138,218,479

            The Debtors reviewed the proofs of claim filed and preliminarily determined that the Claims listed below are subordinated pursuant to certain debt or preferred equity agreements. A number of the claims listed below are related to the debt instruments described above and the financing transactions more specifically described in Section III.D., "Debtors' Prepetition Debt Securities." Additionally, certain of the claims listed below were filed against "unknown" Debtors. For purposes of calculating recovery percentages, such Claims have been treated as if they were filed against ENE. The Debtors have not objected to certain of these Claims, but reserve the right to do so.

    CLAIMANT NAME                                      CLAIM NO.
    -------------                                      ---------
ALICE WILLIAMSON WHELESS FAMILY                         1931000
ANGLION F RONALD                                         679000
ARTHUR C. NICHOLS                                       2151100
AUDREA HASSE IRA                                        2046800
BANK OF NEW YORK                                        1080400
BERNER. MILDRED                                          546300
BETTY JEAN RENTH TRUST                                  1716500
BLATT MARILYN                                            766600
BONACCI, ROBERT E.                                      2073000
BRADLEY, DUNSTAN                                        2260500
BRITTAIN, JAMES J.                                      2097600
BRUCE, ERIC A.                                          1579300
BRUCE, ERIC A.                                          1579000
BRUCE, ERIC A. CUST FOR                                 2425200
BUSCHER, MARTA S.                                        940200
CAROLYN J. KRAFT                                        1900300
CARSON, JAMES S. TTEE                                    574600
CHARLES A. WEISS                                        1377700
COHEN, CAROLYN TTEE- COHEN, BEN                         2132400
CREDIT SUISSE FIRST BOSTON INTERNATIONAL                  7524
CRIVELLO, R.J.                                           701000
DAVIS BERT                                              2040800
DAVIS, PHILIP A. & MARTHA L.                            1720500
DC JACKSON & NORMA K. JACKSON                            738900
DENNIS M. ROLF                                          2149600
DOLINSKY ROSLYN & MERYL S.                               576400
DONALD OVERHOLT                                          632300
DONALD SHEARER IRA                                      1833200
DONNELL C. FLOM                                         2132800
EDWARD H. & ALICE 0. WARDELL                            1608100
EGGEN, ALVIN E.                                          775100
ESCOTT, CHARLOTTE                                       2192900
ESTATE OF ELLIOTT CAGE, JR.                             1047300
FARRAGE, GEORGE J                                       2142900
FELTHOUSEN, ROBERT                                      1985600

                                  Q-I, Page 1

    CLAIMANT NAME                                      CLAIM NO.
    -------------                                      ---------
FERGUSON, FRANK                                         2238900
FRANCIS I-I. BRUNE (IRA)                                2004700
GLENN G. HALL                                           2023200
HALL, CARLA L.                                          2023100
HAYES, DONNA M.                                         1830400
HELEN SOPER IRA                                         1959000
HELEN SOPER TRUST                                       1958900
HENDRICKS, THOMAS MATTHEW IRA                           1704700
HERRING, SHARON & ROGER L                               2008800
HUTCHINSON C PETER                                       767400
INEZ & DANIEL BEXTERMUELLER                              711400
INGRID H. NICHOLS                                       2053200
JOHN V. HUNTER                                           684400
JUDY R. BERKSHIRE (IRA)                                  679500
KATZMAN, MICHAEL& MELISSA                               1809500
KIRK D. ECKERT                                          1377400
KOOPMANN, JAMES A. & DORIS M.                           1576900
KUEPER, BARBARA A.                                      1580100
LEATRICE M. HALLEEN                                     2149900
Lehman Commercial paper inc.                             14238
LEONARD TERRY                                           2004100
LEWELLEN, ROBERT M.                                      520100
LOPEZ, FAE JUDITH                                       2131200
LOPEZ, MARIO W.                                         2128000
MARGIE N. KENKEL                                         913000
MARIE & GERALD T. BEQUETTE                              1377800
MARK BROWN-DONNA JORGENSEN BROWN                        2110900
MARTHA D. KUBITSCHEK                                    2052600
MATTLEY, DEE R.                                         1530500
MENGEDOHT, DOROTHY                                      1705100
MEREDITH SMITH                                          2098600
MICHAEL & AVIGAIL KATZMAN                               1809200
MICHAEL & JEFFREY KATZMAN                               1809300
MICHELE O'KEEFE                                         1802100
MILLS, JOHN C. & MARY JANE                               553000
MLPFS AS CUST. FBO IRRA                                 2291100
MOCKEL OTTO B.                                          1782800
MOLANDER JENNIE                                         2064500
NATIONAL CITY BANK                                      1379500
NEUMANN, RUTH M.                                         752200
OVERHOLT, DONALD                                         632200
OVERHOLT, DONALD R.                                      632100
PARISH, GERALD A.                                       1681500
PASZKIEWIC, RALPH E.                                    2120800
PAULINE A. DEMORY                                       1948100
PERRY, JAY C.                                            518300
PINS, THOMAS A., IRA                                    1577100
PREGLER, DANIEL M &                                     1577700
RACHEL KATZMAN                                          1809100
RHEA, GLADYS                                            1849400
ROSE M. BRUNE                                           2005300
SAGE, HAROLD E.                                         1747100
SCHMIDT, ELTON T.                                       2143500
SEWELL, DOUGLAS, THOMAS & ANNE                          2273500
SPRATT STEVE                                            1637100
STAVER, DONALD J.                                       1901500
STEPHEN C. METLER                                       2083400
STRICKLAN, CHARLENE TTEE                                 806900
STRICKLAN, JOHN E. CHARLENE R.                           806800
SYLVEST, W.R. BRONIS                                    2063300
TESSENDORF, SUSAN (IRA)                                 1746500
THAYER, DORIS & RICHARD                                 2080000
TOULA N. BUESKING                                        913100
VAIRA I ANGLIM                                           707400
VIGNA, LEROY H. & JUNE C.                                601100
WALTER ECKERT                                           1377600
WARRN SOUNDER                                           2129400

                                  Q-I, Page 2

    CLAIMANT NAME                                      CLAIM NO.
    -------------                                      ---------
WILLIAM D. JEFFERSON                                    1376700
WIRTH, STEPHAHA                                         1557600


                                  Q-I, Page 3

APPENDIX Q-II: CLAIMS SUBORDINATED UNDER SECTION 510(B)

            The Debtors have reviewed the Claims and the Debtors' books and records, and have determined that certain Claims are based on (i) the claimant's purported status as owner of shares of the Debtors' stock and (ii) alleged damages arising from the purchase or sale of securities. These Claims may be subject to subordination pursuant to section 510(b) of the Bankruptcy Code, and, accordingly, the Debtors intend to seek subordination of such Claims.

            As of November 7, 2003, the Debtors have filed two omnibus objections seeking subordination of certain of the Claims. (Refer to Docket No. 12789 and Docket No. 14086 of the Chapter 11 Cases for further information regarding the Debtors' objections and the Claims objected to.) On November 7, 2003, the Bankruptcy Court entered an order subordinating 1,099 of these Claims. (Refer to Docket No. 14046 of the Chapter 11 Cases for information regarding the order.) The Debtors are seeking an order subordinating an additional 35 of these Claims. The hearing is currently scheduled for hearing on January 22, 2004.

            In addition, the Debtors may seek to subordinate the Claims of the plaintiffs in the Newby Action and the Tittle Action and the Debtors have sought to subordinate certain claims pursuant to section 510(b) in certain pending adversary proceedings filed by the Debtors.

            The Debtors reserve the right to seek to subordinate any additional Claims pursuant to section 510(b) of the Bankruptcy Code and the Debtors intend to seek subordination of any additional Claims that are subject to subordination.



                                  Q-II, Page 1

APPENDIX Q-III: CLAIMS SUBORDINATED UNDER SECTION 510(C)

            This Appendix lists Claims the Debtors have identified as potentially subordinated pursuant to section 510(c) of the Bankruptcy Code. This Appendix was prepared based on information available to the Debtors at the time and should not be deemed a final determination of the Claim, nor will the information listed herein bear on the final disposition of the Claims identified herein. Substantially all of the Claims listed below were filed by (i) named defendants in the MegaClaim Litigation or (ii) financial institutions on behalf of named defendants in the MegaClaim Litigation. Certain of the Claims were filed in an unliquidated amount or no amount and are reflected as $0.00 in the claimed amount column. However, this does not mean that the Debtors believe there is no liability to such claimants. In conjunction with the MegaClaim Litigation and other pending litigation, the Debtors have sought to have certain of these Claims subordinated and reserve the right to seek to have the remaining Claims subordinated. In addition, the Debtors are investigating whether to seek subordination of other Claims pursuant to section 510(c) of the Bankruptcy Code, including, but not limited to, the filed or scheduled Claims by or on behalf of financial institutions and other parties who participated in ENE's revolving credit and letter of credit facilities. The Debtors also reserve the right to
(a) amend the MegaClaim Litigation to include additional parties as necessary and (b) seek to subordinate the Claims of any such additional parties.

            Section 22.13(b) of the Plan provides that, in the event that a compromise and settlement of a Litigation Trust Claim or a Final Order with respect to a Litigation Trust Claim provides for a waiver, subordination or disallowance of a defendant's Claim or Claims against one or more of the Debtors, other than ENE, for purposes of computing amounts of distributions, (i) such Claim shall be deemed allowed at the lesser of (y) the "Estimated Allowed Amount" (which shall exclude duplicate Claims) of such Claim (as reflected on the Debtors' claims management system) and (z) the filed proof of claim with respect thereto; provided however, that, in the event that such proof of claim was filed in a zero-dollar ($0.00), contingent or unliquidated amount, such Claim shall be deemed allowed at the "Estimated Allowed Amount" of such Claim on the Debtors' claims management system, (ii) such defendant shall be deemed to have assigned such Claim or Claims and right to receive distributions in accordance with the Plan to the Litigation Trust; and (iv) such defendant shall not be entitled to receive distributions from the Litigation Trust on account thereof.

                                                                   CLAIMED                                       FINANCE TRANSACTION
     CLAIMANT NAME          ON BEHALF OF               CLAIM NO.    DEBTOR                    CLAIMED AMOUNT      OR DEBT FACILITY
     -------------          ------------               ---------    ------                    --------------      ----------------
THE BANK OF NEW YORK,     HOLDERS FOR THE                11732      ENE                      $304,779,819.45     Yosemite and Credit
AS INDENTURE TRUSTEE      YOSEMITE SECURITIES                                                                    Linked Notes
                          COMPANY LIMITED NOTES
THE BANK OF NEW YORK,     HOLDERS FOR THE                11733      ENA                       304,779,819.45     Yosemite and Credit
AS INDENTURE TRUSTEE      YOSEMITE SECURITIES                                                                    Linked Notes
                          COMPANY LIMITED NOTES
THE BANK OF NEW YORK,     HOLDERS OF THE ECI             11734      ENE                       512,444,444.44     Yosemite and Credit
AS INDENTURE TRUSTEE      LINKED NOTES TRUST                                                                     Linked Notes
                          NOTES

THE BANK OF NEW YORK,     HOLDERS OF THE ECI             11735      ENA                       512,444,444.44     Yosemite and Credit
AS INDENTURE TRUSTEE      LINKED NOTES TRUST                                                                     Linked Notes
                          NOTES

THE BANK OF NEW YORK,     HOLDERS OF THE ECI             11736      ENA                       502,253,472.22     Yosemite and Credit
AS INDENTURE TRUSTEE      LINKED NOTES TRUST II                                                                  Linked Notes
                          NOTES

                                  Q-III, Page 1

                                                                   CLAIMED                                       FINANCE TRANSACTION
     CLAIMANT NAME          ON BEHALF OF               CLAIM NO.    DEBTOR                    CLAIMED AMOUNT      OR DEBT FACILITY
     -------------          ------------               ---------    ------                    --------------      ----------------
THE BANK OF NEW YORK,     HOLDERS OF THE ECI             11737      ENE                       502,253,472.22     Yosemite and Credit
AS INDENTURE TRUSTEE      LINKED NOTES TRUST II                                                                  Linked Notes
                          NOTES

THE BANK OF NEW YORK,     HOLDERS OF THE ENRON           11739      ENE                       185,113,301.64     Yosemite and Credit
AS INDENTURE TRUSTEE      STERLING CREDIT                                                                        Linked Notes
                          LINKED NOTES TRUST
                          NOTES

THE BANK OF NEW YORK,     HOLDERS OF THE ENRON           11740      ENE                       184,099,320.83     Yosemite and Credit
AS INDENTURE TRUSTEE      EURO CREDIT LINKED                                                                     Linked Notes
                          NOTES TRUST NOTES
THE BANK OF NEW YORK,     HOLDERS OF THE ENRON           11740      ENE                                 0.00     Yosemite and Credit
AS INDENTURE TRUSTEE      EURO CREDIT LINKED                                                                     Linked Notes
                          NOTES TRUST NOTES
THE BANK OF NEW YORK,     HOLDERS OF THE ENRON           11741      ENA                       155,459,838.05     Yosemite and Credit
AS INDENTURE TRUSTEE      EURO CREDIT LINKED                                                                     Linked Notes
                          NOTES TRUST NOTES
THE BANK OF NEW YORK,     HOLDERS OF THE ENRON           11742      ENA                       185,113,301.64     Yosemite and Credit
AS INDENTURE TRUSTEE      STERLING CREDIT                                                                        Linked Notes
                          LINKED NOTES TRUST
                          NOTES

THE BANK OF NEW YORK,     HOLDERS FOR THE                11731      ENE                       753,809,110.00     Yosemite and Credit
AS INDENTURE TRUSTEE      YOSEMITE SECURITIES                                                                    Linked Notes
                          TRUST I

THE BANK OF NEW YORK,     HOLDERS FOR THE                11738      ENA                       753,781,250.00     Yosemite and Credit
AS INDENTURE TRUSTEE      YOSEMITE SECURITIES                                                                    Linked Notes
                          TRUST I

BANKERS TRUST             N/A                            14169      ENA                                 0.00     Cornhusker
INTERNATIONAL PLC
BANKERS TRUST             N/A                            14182      ENE                                 0.00     Cornhusker
INTERNATIONAL PLC
BARCLAYS BANK PLC         N/A                             7915      ENE                           727,233.86     Riverside
BARCLAYS BANK PLC         N/A                            10803      ENE                                 0.00     N/A
BARCLAYS BANK PLC         N/A                            10907      ECTRIC                              0.00     Cash VI
BARCLAYS BANK PLC         N/A                            10908      ENE                                 0.00     Cash VI
BARCLAYS BANK PLC         N/A                            11301      ENE                         1,184,000.00     N/A
BARCLAYS BANK PLC         N/A                            11303      ENE                        15,000,000.00     ENE Credit Facility
BARCLAYS BANK PLC         N/A                            11303      ENE                                 0.00     N/A
BARCLAYS BANK PLC         N/A                            11493      ENE                           190,000.00     N/A
BARCLAYS BANK PLC         N/A                            23301      ENE                         1,184,000.00     N/A

                                  Q-III, Page 2

                                                                   CLAIMED                                       FINANCE TRANSACTION
     CLAIMANT NAME          ON BEHALF OF               CLAIM NO.    DEBTOR                    CLAIMED AMOUNT      OR DEBT FACILITY
     -------------          ------------               ---------    ------                    --------------      ----------------
BARCLAYS BANK PLC, AS     BARCLAYS BANK PLC              10910      ENE                        68,590,538.24     Cash V
ADMIN. AGENT              PRINCIPAL LIFE
                          INSURANCE CO. INC.
                          PRINCIPAL MUTUAL
                          PRINCIPAL FINANCIAL
                          GROUP
                          PMLIC A/C 014752
                          PMLIC A/C 032395
                          BANK OF NOVA SCOTIA
                          SCOTIA CAPITAL
                          UFJ BANK, LIMITED
                          SANWA BANK
                          BAYERISCHE LANDESBANK
                          GIROZENTRALE
                          MIZUHO CORPORATE
                          BANK, LTD.
                          FIJI BANK LTD
                          KBC BANK N.V.
                          KREDIETBANK N.V.
                          KBC BANK & VERZEKERING
                          METROPOLITAN LIFE
                          INS. CO.
                          MET LIFE
                          TEXAS LIFE INSURANCE
                          CO.

BARCLAYS BANK PLC, AS     BARCLAYS BANK PLC              11302      ENE                           207,480.42     Enron Funding
AGENT                     SCOTIA EUROPE                                                                          Corp./Monte
                          CITIBANK N.A.
                          BAYERISCHE
                          COMMERCIALE ITALIANA
                          BHF BANK
                          CIBC
                          HSBC
                          NATIONAL AUSTRALIA
                          BANK LTD
                          NORDDEUTSCHE
                          LANDESBANK
                          BNP PARIBUS
                          BANCA DI ROMA

BESSON TRUST C/O          N/A                            11307      ENE                        61,701,414.00     Nikita
WILMINGTON TRUST
COMPANY, AS TRUSTEE

BESSON TRUST C/O          N/A                            11308      ENA                        61,701,414.00     Nikita
WILMINGTON TRUST
COMPANY, AS TRUSTEE

BT COMMERCIAL             N/A                            14166      ENE                                 0.00     N/A
CORPORATION

BT COMMERCIAL             N/A                            14167      ENA                                 0.00     N/A
CORPORATION

BT GREEN, INC.            N/A                            12799      ENE                                 0.00     Investing
                                                                                                                 Partners/Steele

BT LEASING CORP.          N/A                            14183      ENE                                 0.00     N/A

BT LEASING CORP.          N/A                            14184      ENA                                 0.00     N/A

CANADIAN IMPERIAL BANK    N/A                            11266      EES                                 0.00     Hawaii
OF COMMERCE

CANADIAN IMPERIAL BANK    N/A                            11266      EESO                                0.00     Hawaii
OF COMMERCE

CANADIAN IMPERIAL BANK    N/A                            11268      EES                                 0.00     Hawaii
OF COMMERCE

CANADIAN IMPERIAL BANK    N/A                            11273      ENE                                 0.00     N/A
OF COMMERCE


                                 Q-III, Page 3

                                                                   CLAIMED                                       FINANCE TRANSACTION
     CLAIMANT NAME          ON BEHALF OF               CLAIM NO.    DEBTOR                    CLAIMED AMOUNT      OR DEBT FACILITY
     -------------          ------------               ---------    ------                    --------------      ----------------
CANADIAN IMPERIAL BANK    N/A                            11273      ENA                                 0.00     N/A
OF COMMERCE

CANADIAN IMPERIAL BANK    N/A                            11274      ENA                                 0.00     Cash V
OF COMMERCE

CANADIAN IMPERIAL BANK    N/A                            11275      ENE                                 0.00     Cash V
OF COMMERCE

CANADIAN IMPERIAL BANK    CANADIAN IMPERIAL              11265      ENE                                 0.00     Hawaii
OF COMMERCE, AS AGENT     BANK OF COMMERCE
                          BAYERISCHE LANDESBANK
                          GIROZENTRALE
                          BNP PARIBUS
                          SANPAOLO IMI S.P.A.
                          LLOYDS TSB BANK PLC
                          ANGELO GORDON
                          NATIONAL AUSTRALIA
                          BANK LTD
                          SUMITOMO MITSUI
                          BANKING CORPORATION
                          ABRAMS CAPITAL
                          PARTNERS II
                          SPCP GROUP LLC
                          BANCO BILBAO VISCAYA
                          ARGENTARIA
                          CREDIT AGRICOLE
                          INDOSUEZ
                          ROYAL BANK OF CANADA
                          ROYAL BANK OF SCOTLAND
                          THE VARDE FUND, LP
                          GOLDMAN SACHS CREDIT
                          PARTNERS
                          ABN AMRO BANK NV
                          BANK HAPOALIM B.M.
                          OCM ADMINISTRATIVE
                          SERVICES II LLC

CANADIAN IMPERIAL BANK    CANADIAN IMPERIAL              11266      EBS                                 0.00     Hawaii
OF COMMERCE, AS AGENT     BANK OF COMMERCE
                          BAYERISCHE LANDESBANK
                          GIROZENTRALE
                          BNP PARIBUS
                          SANPAOLO IMI S.P.A.
                          LLOYDS TSB BANK PLC
                          ANGELO GORDON
                          NATIONAL AUSTRALIA
                          BANK LTD
                          SUMITOMO MITSUI
                          BANKING CORPORATION
                          ABRAMS CAPITAL
                          PARTNERS II
                          SPCP GROUP LLC
                          BANCO BILBAO
                          CREDIT AGRICOLE
                          INDOSUEZ
                          ROYAL BANK OF CANADA
                          ROYAL BANK OF SCOTLAND
                          THE VARDE FUND V, LP
                          GOLDMAN SACHS CREDIT
                          PARTNERS
                          ABN AMRO BANK NV
                          BANK HAPOALIM B.M.
                          OCM ADMINISTRATIVE
                          SERVICES II LLC



                                 Q-III, Page 4

                                                                   CLAIMED                                       FINANCE TRANSACTION
     CLAIMANT NAME          ON BEHALF OF               CLAIM NO.    DEBTOR                    CLAIMED AMOUNT      OR DEBT FACILITY
     -------------          ------------               ---------    ------                    --------------      ----------------
CANADIAN IMPERIAL BANK    CANADIAN IMPERIAL              13251      ENA                                 0.00     Hawaii
OF COMMERCE, AS AGENT     BANK OF COMMERCE
                          BAYERISCHE LANDESBANK
                          GIROZENTRALE
                          BNP PARIBUS
                          SANPAOLO IMI S.P.A.
                          LLOYDS TSB BANK PLC
                          ANGELO GORDON
                          NATIONAL AUSTRALIA
                          BANK LTD
                          SUMITOMO MITSUI
                          BANKING CORPORATION
                          ABRAMS CAPITAL
                          PARTNERS II
                          SPCP GROUP LLC
                          BANCO BILBAO VISCAYA
                          ARGENTARIA
                          CREDIT AGRICOLE
                          INDOSUEZ
                          ROYAL BANK OF CANADA
                          ROYAL BANK OF SCOTLAND
                          THE VARDE FUND, LP
                          GOLDMAN SACHS CREDIT
                          PARTNERS
                          ABN AMRO BANK NV
                          BANK HAPOALIM B.M.
                          OCM ADMINISTRATIVE
                          SERVICES II LLC
CIBC INC.                 CANADIAN IMPERIAL              11267      ENE                                 0.00     Hawaii
                          BANK OF COMMERCE, AS
                          AGENT
                          BAYERISCHE LANDESBANK
                          GIROZENTRALE
                          BNP PARIBUS
                          SANPAOLO IMI S.P.A.
                          LLOYDS TSB BANK PLC
                          ANGELO GORDON
                          NATIONAL AUSTRALIA
                          BANK LTD
                          SUMITOMO MITSUI
                          BANKING CORPORATION
                          ABRAMS CAPITAL
                          PARTNERS II
                          SPCP GROUP LLC
                          BANCO BILBAO VISCAYA
                          ARGENTARIA
                          CREDIT AGRICOLE
                          INDOSUEZ
                          ROYAL BANK OF CANADA
                          ROYAL BANK OF SCOTLAND
                          THE VARDE FUND, LP
                          GOLDMAN SACHS CREDIT
                          PARTNERS
                          ABN AMRO BANK NV
                          BANK HAPOALIM B.M.
                          OCM ADMINISTRATIVE
                          SERVICES II LLC
CIBC INC.                 N/A                            11269      ENE                                 0.00     Enron Funding
                                                                                                                 Corp./Monte

CIBC INC.                 N/A                            11270      ENE                                 0.00     KStar
CIBC INC.                 N/A                            11271      EES                                 0.00     N/A

                                 Q-III, Page 5

                                                                   CLAIMED                                      FINANCE TRANSACTION
     CLAIMANT NAME          ON BEHALF OF               CLAIM NO.    DEBTOR                    CLAIMED AMOUNT     OR DEBT FACILITY
     -------------          ------------               ---------    ------                    --------------    --------------------
CIBC INC.                 CANADIAN IMPERIAL              11272      EBS                                 0.00    Hawaii
                          BANK OF COMMERCE
                          BAYERISCHE LANDESBANK
                          GIROZENTRALE
                          BNP PARIBUS
                          SANPAOLO IMI S.P.A.
                          LLOYDS TSB BANK PLC
                          ANGELO GORDON
                          NATIONAL AUSTRALIA
                          BANK LTD
                          SUMITOMO MITSUI
                          BANKING CORPORATION
                          ABRAMS CAPITAL
                          PARTNERS II
                          SPCP GROUP LLC
                          BANCO BILBAO
                          CREDIT AGRICOLE
                          INDOSUEZ
                          ROYAL BANK OF CANADA
                          ROYAL BANK OF SCOTLAND
                          THE VARDE FUND V, LP
                          GOLDMAN SACHS CREDIT
                          PARTNERS
                          ABN AMRO BANK NV
                          BANK HAPOALIM B.M.
                          OCM ADMINISTRATIVE
                          SERVICES II LLC
CIBC INC.                 N/A                            11272      EES                                 0.00    Hawaii
CIBC INC.                 N/A                            11272      EESO                                0.00    Hawaii
CIBC INC.                 N/A                            11276      EBS                                 0.00    Hawaii
CIBC INC.                 N/A                            11277      ENA                                 0.00    Hawaii
CIBC INC.                 N/A                            11278      ENE                                 0.00    Hawaii
CIBC WORLD MARKETS CORP.  CIBC WORLD MARKETS             13231      ENE                                 0.00    Cash V
                          CORP.
                          CANADIAN IMPERIAL
                          BANK OF COMMERCE
CIBC WORLD MARKETS CORP.  N/A                            13232      ENE                                 0.00    Marlin
CIBC WORLD MARKETS PLC    N/A                            11279      ENE                                 0.00    ETOL
CIBC WORLD MARKETS PLC    N/A                            11280      ENE                                 0.00    ETOL
CIBC WORLD MARKETS PLC    N/A                            13233      ENE                                 0.00    ETOL
CIBC WORLD MARKETS PLC    N/A                            13249      ENE                                 0.00    Multiple
                                                                                                                Transactions

CIBC WORLD MARKETS PLC    N/A                            13250      ENE                                 0.00    Marlin
CITIBANK N.A              N/A                            12099      EMCC                                0.00    N/A
CITIBANK USA, N.A.        N/A                             2623      ENE                               234.89    N/A
CITIBANK USA, N.A.        N/A                             3412      ENE                               942.65    N/A
CITIBANK USA, N.A.        N/A                            21926      SAN JUAN GAS                    1,852.95    N/A
CITIBANK USA, NA          N/A                             2686      NEPCO                           1,681.71    N/A
CITIBANK USA, NA          N/A                             2687      NEPCO                             426.54    N/A
CITIBANK USA, NA          N/A                             8722      EIM                               199.40    N/A
CITIBANK, N.A.            N/A                            12100      ENE                            55,277.00    N/A
CITIBANK, N.A.            N/A                            12102      EMCC                        1,054,735.48    Yosemite and Credit
                                                                                                                Linked Notes ("CLN")
CITIBANK, N.A.            N/A                            12103      ENE                        51,360,616.43    CLN

                                 Q-III, Page 6

                                                                   CLAIMED                                       FINANCE TRANSACTION
     CLAIMANT NAME          ON BEHALF OF               CLAIM NO.    DEBTOR                    CLAIMED AMOUNT      OR DEBT FACILITY
     -------------          ------------               ---------    ------                    --------------      ----------------
CITIBANK, N.A.            N/A                            12104      ENA                                 0.00     CLN
CITIBANK, N.A.            N/A                            12105      ENE                        27,869,384.72     CLN
CITIBANK, N.A.            N/A                            12106      ENA                         6,200,979.40     CLN
CITIBANK, N.A.            N/A                            12107      ENE                        30,642,060.86     CLN
CITIBANK, N.A.            N/A                            12108      EMCC                       13,310,541.57     CLN
CITIBANK, N.A.            N/A                            12109      ENE                        38,310,541.57     CLN
CITIBANK, N.A.            N/A                            12110      ENA                         2,311,531.00     N/A
CITIBANK, N.A.            N/A                            12111      ENA                         3,513,509.21     N/A
CITIBANK, N.A.            N/A                            14179      ENE                     1,253,196,000.00     ENE Credit Facility
CITIBANK, N.A.            N/A                            14196      ENE                     1,754,024,000.00     ENE Credit Facility
CITIBANK, N.A.            N/A                            14209      ENE                                 0.00     Rawhide
CITIBANK, N.A., AS AGENT  RAWHIDE INVESTORS, LLC         14208      ENE                     1,549,319,000.00     Rawhide
                          CXC INCORPORATED
                          CITICORP N.A., INC.
                          CREDIT SUISSE FIRST
                          BOSTON
                          WEST DEUSTCHE
                          LANDESBANK
                          GIROZENTRALE,NY BRANCH
                          CANADIAN IMPERIAL
                          BANK OF COMMERCE
CITIBANK, N.A., AS        OVERSEAS PRIVATE               11264      ENE                         1,500,000.00     N/A
COLLATERAL TRUSTEE        INVESTMENT CORPORATION
                          EXPORT-IMPORT BANK OF
                          THE UNITED STATES
CITIBANK, N.A., AS        N/A                            12101      ENE                        15,048,832.10     N/A
SECURITIES INTERMEDIARY
CITICORP NORTH AMERICA,   N/A                            12098      ENE                       550,000,000.00     Transwestern
INC.                                                                                                             Pipeline Credit
                                                                                                                 Facility

CITICORP NORTH AMERICA,   RAWHIDE INVESTORS, LLC         14198      ENE                     1,573,074,794.30     Rawhide
INC., AS AGENT AND        CXC INCORPORATED
COLLATERAL AGENT
CITICORP VENDOR FINANCE   N/A                            15975      ETSC                            8,652.98     N/A
INC

CITICORP VENDOR FINANCE   N/A                            15976      EES                            12,750.03     N/A
INC

CITICORP VENDOR FINANCE   N/A                            22251      ECTRIC                        167,657.54     N/A
INC

CITICORP VENDOR FINANCE   N/A                               42      ENE                           170,772.67     N/A
INC.

CITICORP VENDOR FINANCE   N/A                            15977      ENE                             2,659.01     N/A
INC.

CITICORP VENDOR FINANCE   DANKA FINANCIAL                   43      ENE                           178,555.28     N/A
INC., AS ASSIGNEE         SERVICES
CITICORP VENDOR FINANCE   MINOLTA BUSINESS                 121      ENE                            12,750.03     N/A
INC., AS ASSIGNEE         SOLUTIONS
CITICORP VENDOR FINANCE   KONICA BUSINESS                  122      ENE                            10,087.30     N/A
INC., AS ASSIGNEE         TECHNOLOGIES
CITICORP VENDOR           N/A                            15928      NEPCO                          99,442.50     N/A
FINANCE, INC.

                                 Q-III, Page 7

                                                                   CLAIMED                                       FINANCE TRANSACTION
     CLAIMANT NAME          ON BEHALF OF               CLAIM NO.    DEBTOR                    CLAIMED AMOUNT      OR DEBT FACILITY
     -------------          ------------               ---------    ------                    --------------      ----------------
CITICORP VENDOR           N/A                            20022      ECTRIC                        167,657.54     N/A
FINANCE, INC.
CITIGROUP INC.            CITIGROUP INC.                 12843      ENA                                 0.00     N/A
                          CITICORP, INC.
                          CITIBANK, N.A.
                          SALOMON SMITH BARNEY,
                          INC.

CITIGROUP INC.            N/A                            12843      ENA                                 0.00     N/A
CITIGROUP INC.            N/A                            12843      ENA                                 0.00     N/A
CITIGROUP INC.            CITIGROUP INC.                 14503      ENE                         1,054,117.03     Enron Funding
                          CITICORP, INC.                                                                         Corp./Monte
                          CITIBANK, N.A.
                          SALOMON SMITH BARNEY,
                          INC.

CITIGROUP INC.            CITIGROUP INC.                 14504      ENA                                 0.00     N/A
                          CITICORP, INC.
                          CITIBANK, N.A.
                          SALOMON SMITH BARNEY,
                          INC.

CITIGROUP INC.            CITIGROUP INC.                 14505      ENE                                 0.00     N/A
                          CITICORP, INC.
                          CITIBANK, N.A.
                          SALOMON SMITH BARNEY,
                          INC.

CREDIT SUISSE FIRST       BANK OF AMERICA                 6215      ENE                        25,586,195.42     E-Next
BOSTON                    CITIBANK
                          DEUTSCHE BANK TRUST
                          COMPANY AMERICAS
                          BANK OF TOKYO -
                          MITSUBISHI
                          CREDIT LYONNAIS
                          ABN AMRO BANK N.V.
                          ANZ BANKING GROUP
                          SMBC BANK LEASING AND
                          FINANCING
                          UBS AG
                          ING US CAPITAL
                          ROYAL BANK OF CANADA
CREDIT SUISSE FIRST       BANK OF AMERICA                 6216      ENE                        25,586,195.42     E-Next
BOSTON                    CITIBANK
                          DEUTSCHE BANK TRUST
                          COMPANY AMERICAS
                          BANK OF TOKYO -
                          MITSUBISHI
                          CREDIT LYONNAIS
                          ABN AMRO BANK N.V.
                          ANZ BANKING GROUP
                          SMBC BANK LEASING AND
                          FINANCING
                          UBS AG
                          ING US CAPITAL
                          ROYAL BANK OF CANADA
CREDIT SUISSE FIRST       N/A                            13077      ECTRIC                              0.00     N/A
BOSTON

CREDIT SUISSE FIRST       N/A                             7523      ENA                         1,504,562.00     N/A
BOSTON (NEW YORK BRANCH)
CREDIT SUISSE FIRST       N/A                             7523      ENA                       138,304,856.20     N/A
BOSTON (NEW YORK BRANCH)
CREDIT SUISSE FIRST       N/A                            13092      ENE                                 0.00     N/A
BOSTON CORPORATION

                                 Q-III, Page 8

                                                                   CLAIMED                                       FINANCE TRANSACTION
     CLAIMANT NAME          ON BEHALF OF               CLAIM NO.    DEBTOR                    CLAIMED AMOUNT      OR DEBT FACILITY
     -------------          ------------               ---------    ------                    --------------      ----------------
CREDIT SUISSE FIRST       N/A                            13093      ENA                                 0.00     N/A
BOSTON CORPORATION
CREDIT SUISSE FIRST       N/A                             7524      ENE                       120,448,323.00     Enron Corp. "Equity
BOSTON INTERNATIONAL                                                                                             Forwards"
CREDIT SUISSE FIRST       N/A                             7525      ENA                        21,275,076.00     N/A
BOSTON INTERNATIONAL
CREDIT SUISSE FIRST       N/A                             7525      ENA                        40,738,911.22     N/A
BOSTON INTERNATIONAL
DEUTSCHE BANK AG          N/A                            12797      ENE                       138,351,706.00     Valhalla
DEUTSCHE BANK AG          N/A                            14250      EBS LP                              0.00     N/A
DEUTSCHE BANK AG          N/A                            14251      ENGMC                               0.00     N/A
DEUTSCHE BANK AG          N/A                            14252      EES                                 0.00     N/A
DEUTSCHE BANK AG          N/A                            14253      EPMI                                0.00     N/A
DEUTSCHE BANK AG          N/A                            14254      EBS                                 0.00     N/A
DEUTSCHE BANK AG          N/A                            14261      ENE                        36,400,000.00     N/A
DEUTSCHE BANK AG          N/A                            14291      ECTRIC                      1,435,685.00     N/A
DEUTSCHE BANK AG          N/A                            14292      ENA                        22,989,444.70     N/A
DEUTSCHE BANK AG          N/A                            22519      ENE                        36,401,157.05     N/A
DEUTSCHE BANK S.A.        N/A                            14164      ENE                                 0.00     N/A
DEUTSCHE BANK S.A.        N/A                            14262      ENA                                 0.00     N/A
DEUTSCHE BANK S.A.        N/A                            22501      ENE                                 0.00     N/A
DEUTSCHE BANK             N/A                             2030      ENE                             6,874.09     N/A
LUXEMBOURG S.A.
DEUTSCHE BANK             N/A                             2031      ENE                             7,306.19     N/A
LUXEMBOURG S.A.
DEUTSCHE BANK             N/A                            14163      ENA                                 0.00     N/A
LUXEMBOURG S.A.
DEUTSCHE BANK             N/A                            14165      ENE                                 0.00     N/A
LUXEMBOURG S.A.
DEUTSCHE BANK             N/A                            22502      ENA                                 0.00     N/A
LUXEMBOURG S.A.
DEUTSCHE BANK             N/A                            14249      ENGMC                               0.00     N/A
SECURITIES INC.
DEUTSCHE BANK             N/A                            13634      ENE                                 0.00     N/A
SECURITIES, INC.
DEUTSCHE BANK             N/A                            13636      ENA                        11,194,951.80     N/A
SECURITIES, INC.
DEUTSCHE BANK             N/A                            13637      ENE                        11,194,951.80     N/A
SECURITIES, INC.
DEUTSCHE BANK             N/A                            14168      ENA                                 0.00     N/A
SECURITIES, INC.
DEUTSCHE BANK             N/A                            14257      ENE                                 0.00     N/A
SECURITIES, INC.
DEUTSCHE BANK             N/A                            22515      ENE                                 0.00     N/A
SECURITIES, INC.

                                 Q-III, Page 9

                                                                   CLAIMED                                       FINANCE TRANSACTION
     CLAIMANT NAME          ON BEHALF OF               CLAIM NO.    DEBTOR                    CLAIMED AMOUNT      OR DEBT FACILITY
     -------------          ------------               ---------    ------                    --------------      ----------------
DEUTSCHE BANK TRUST       N/A                             5338      ENE                         6,055,623.33     N/A
COMPANY AMERICAS
DEUTSCHE BANK TRUST       N/A                            12800      ENE                                 0.00     Maliseet/Cochise
COMPANY AMERICAS
DEUTSCHE BANK TRUST       N/A                            14189      ENA                                 0.00     Cornhusker
COMPANY AMERICAS
DEUTSCHE BANK TRUST       N/A                            14200      ENE                                 0.00     Cornhusker
COMPANY AMERICAS
DEUTSCHE BANK TRUST       N/A                            14258      ENA                                 0.00     N/A
COMPANY AMERICAS
DEUTSCHE BANK TRUST       N/A                            14259      ENE                        35,193,612.52     Cornhusker
COMPANY AMERICAS
DEUTSCHE BANK TRUST       N/A                            14290      ECTRIC                         57,370.00     N/A
COMPANY AMERICAS
DEUTSCHE BANK TRUST       N/A                            22503      ECTRIC                         57,370.00     N/A
COMPANY AMERICAS
DEUTSCHE BANK TRUST       N/A                            22513      ENE                        35,193,612.52     Cornhusker
COMPANY AMERICAS
DEUTSCHE BANK TRUST       N/A                            22599      ENA                                 0.00     Cornhusker
COMPANY AMERICAS
DEUTSCHE BANK TRUST       N/A                            23716      KUCC CLEBURNE                       0.00     N/A
COMPANY AMERICAS
DEUTSCHE BANK TRUST       N/A                            23717      ECT                                 0.00     N/A
COMPANY AMERICAS
DEUTSCHE BANK TRUST       N/A                            24241      ENE                           800,000.00     N/A
COMPANY AMERICAS
DEUTSCHE BANK TRUST       N/A                            12798      ENE                                 0.00     Investing
COMPANY DELAWARE                                                                                                 Partners/Steele
DEUTSCHE BANK TRUST       N/A                            14255      ENA                                 0.00     N/A
CORPORATION

DEUTSCHE BANK TRUST       N/A                            14256      ENE                                 0.00     N/A
CORPORATION

DEUTSCHE BANK TRUST       N/A                            14187      ENE                                 0.00     Cornhusker
CORPORATION FKA BANKERS
TRUST NEW YORK CORP.
DEUTSCHE BANK TRUST       N/A                            14188      ENA                                 0.00     Cornhusker
CORPORATION FKA BANKERS
TRUST NEW YORK CORP.


                                 Q-III, Page 10

                                                                   CLAIMED                                       FINANCE TRANSACTION
     CLAIMANT NAME          ON BEHALF OF               CLAIM NO.    DEBTOR                    CLAIMED AMOUNT      OR DEBT FACILITY
     -------------          ------------               ---------    ------                    --------------      ----------------
DEUTSCHE TRUSTEE COMPANY    JOHN HANCOCK LIFE            11305       ENE                      11,560,091.41        N/A
LIMITED                     INSURANCE COMPANY
                            JOHN HANCOCK VARIABLE
                            LIFE INSURANCE COMPANY
                            INVESTORS PARTNER LIFE
                            INSURANCE COMPANY
                            MELLON BANK, N.A., AS
                            TRUSTEE FOR BELL
                            ATLANTIC MASTER PENSION
                            TRUST
                            MELLON, N.A., AS
                            TRUSTEE FOR LONG-TERM
                            INVESTMENT TRUST
                            TEACHERS INSURANCE AND
                            ANNUITY ASSOCIATION OF
                            AMERICA
                            ALL AMERICAN LIFE
                            INSURANCE COMPANY
                            AMERICAN GENERAL
                            ASSURANCE COMPANY
                            AMERICAN GENERAL LIFE
                            ACCIDENT INSURANCE CO
                            THE FRANKLIN LIFE
                            INSURANCE COMPANY
                            THE OLD LINE LIFE
                            INSURANCE COMPANY
                            THE VALUABLE ANNUITY
                            LIFE INSURANCE COMPANY

DEUTSCHE TRUSTEE COMPANY    JOHN HANCOCK LIFE            23665     RMTC                       11,363,875.41        N/A
LIMITED, AS SECURITY        INSURANCE COMPANY
TRUSTEE AND NOTE TRUSTEE    JOHN HANCOCK VARIABLE
                            LIFE INSURANCE COMPANY
                            INVESTORS PARTNER LIFE
                            INSURANCE COMPANY
                            MELLON BANK, N.A., AS
                            TRUSTEE FOR BELL
                            ATLANTIC MASTER PENSION
                            TRUST
                            MELLON, N.A., AS
                            TRUSTEE FOR LONG-TERM
                            INVESTMENT TRUST
                            TEACHERS
                            TEACHERS INSURANCE AND
                            ANNUITY ASSOCIATION OF
                            AMERICA
                            ALL AMERICAN LIFE
                            INSURANCE COMPANY
                            AMERICAN GENERAL
                            ASSURANCE COMPANY
                            AMERICAN GENERAL LIFE
                            ACCIDENT INSURANCE
                            COMPANY
                            THE FRANKLIN LIFE
                            INSURANCE COMPANY
                            THE OLD LINE LIFE
                            INSURANCE COMPANY
                            THE VALUABLE ANNUITY
                            LIFE INSURANCE COMPANY

DEUTSCHE TRUSTEE COMPANY    WOODBOURNE LLC               23666          RMTC                           0.00        N/A
LIMITED, AS SECURITY
TRUSTEE AND NOTE TRUSTEE



                                 Q-III, Page 11

                                                                   CLAIMED                                       FINANCE TRANSACTION
     CLAIMANT NAME          ON BEHALF OF               CLAIM NO.    DEBTOR                    CLAIMED AMOUNT      OR DEBT FACILITY
     -------------          ------------               ---------    ------                    --------------      ----------------
DEUTSCHE TRUSTEE          JOHN HANCOCK LIFE              11306      ENE                                 0.00     N/A
COMPANY LIMITED, AS       INSURANCE COMPANY
TRUSTEE                   JOHN HANCOCK VARIABLE
                          LIFE INSURANCE COMPANY
                          INVESTORS PARTNER
                          LIFE INSURANCE COMPANY
                          MELLON BANK, N.A., AS
                          TRUSTEE FOR BELL
                          ATLANTIC MASTER
                          PENSION TRUST
                          MELLON, N.A., AS
                          TRUSTEE FOR LONG-TERM
                          INVESTMENT TRUST
                          TEACHERS INSURANCE
                          AND ANNUITY
                          ASSOCIATION OF AMERICA
                          ALL AMERICAN LIFE
                          INSURANCE COMPANY
                          AMERICAN GENERAL
                          ASSURANCE COMPANY
                          AMERICAN GENERAL LIFE
                          ACCIDENT INSURANCE CO
                          THE FRANKLIN LIFE
                          INSURANCE COMPANY
                          THE OLD LINE LIFE
                          INSURANCE COMPANY
                          THE VALUABLE ANNUITY
                          LIFE INSURANCE COMPANY
                          WOODBOURNE LLC
                          ABBEY NATIONAL
                          TREASURY SERVICES PLC
                          THE PRUDENTIAL
                          ASSURANCE COMPANY
                          LIMITED
DEUTSCHE TRUSTEE          WOODBOURNE LLC                 12619      ENE                                 0.00     N/A
COMPANY LIMITED, AS
TRUSTEE

EN-BT DELWARE, INC.       N/A                            12801      ENE                                 0.00     Teresa
FLEET NATIONAL BANK       N/A                             8140      ENE                       127,614,162.00     Mahonia
FLEET NATIONAL BANK       N/A                             8141      ENE                       127,614,162.00     Mahonia
FLEET NATIONAL BANK       N/A                            18656      ENE                           634,612.35     N/A
HAWAII I 125-0 TRUST      N/A                            11282      ENE                                 0.00     Hawaii
HAWAII I 125-0 TRUST      N/A                            11283      ETSC                                0.00     Hawaii
HAWAII I 125-0 TRUST      N/A                            11286      ENA                                 0.00     Hawaii
HAWAII II 125-0 TRUST     N/A                            11281      EBS                                 0.00     Hawaii
HAWAII II 125-0 TRUST     N/A                            11281      EES                                 0.00     Hawaii
HAWAII II 125-0 TRUST     N/A                            11281      EESO                                0.00     Hawaii
HAWAII II 125-0 TRUST     N/A                            11284      ENE                                 0.00     Hawaii
HAWAII II 125-0 TRUST     N/A                            11285      ENA                                 0.00     Hawaii
JP MORGAN CHASE & CO.     N/A                            11226      ENE                                 0.00     N/A
JP MORGAN CHASE BANK      N/A                             8538      ENE                        11,059,267.80     N/A
JP MORGAN CHASE BANK      N/A                             8541      EESNA                       2,070,914.25     N/A
JP MORGAN CHASE BANK      N/A                             8542      EES                        11,059,267.80     N/A
JP MORGAN CHASE BANK      N/A                             8543      EESNA                       2,116,588.23     N/A
JP MORGAN CHASE BANK      N/A                            11134      ENE                                 0.00     N/A

                                 Q-III, Page 12

                                                                   CLAIMED                                       FINANCE TRANSACTION
     CLAIMANT NAME          ON BEHALF OF               CLAIM NO.    DEBTOR                    CLAIMED AMOUNT      OR DEBT FACILITY
     -------------          ------------               ---------    ------                    --------------      ----------------
JP MORGAN CHASE BANK      N/A                            11136      ENE                        62,350,098.16     N/A
JP MORGAN CHASE BANK      N/A                            11137      ENE                         9,858,158.00     Slapshot
JP MORGAN CHASE BANK      N/A                            11138      ENE                            57,241.00     N/A
JP MORGAN CHASE BANK      N/A                            11139      ENA                        83,075,464.00     N/A
JP MORGAN CHASE BANK      N/A                            11139      ENA                                 0.00     N/A
JP MORGAN CHASE BANK      N/A                            11140      ENE                        50,000,000.00     N/A
JP MORGAN CHASE BANK      N/A                            11140      ENE                                 0.00     N/A
JP MORGAN CHASE BANK      N/A                            11141      ENA                        29,083,768.00     N/A
JP MORGAN CHASE BANK      N/A                            11141      ENA                                 0.00     N/A
JP MORGAN CHASE BANK      N/A                            11142      ENE                        29,083,768.00     N/A
JP MORGAN CHASE BANK      N/A                            11142      ENE                                 0.00     N/A
JP MORGAN CHASE BANK      STONEVILLE AEGEAN              11143      ENA                        16,097,089.00     N/A
                          LIMITED

JP MORGAN CHASE BANK      STONEVILLE AEGEAN              11143      ENA                                 0.00     N/A
                          LIMITED

JP MORGAN CHASE BANK      MAHONIA NATURAL GAS            11145      ENA                       255,228,324.00     Mahonia
                          LIMITED

JP MORGAN CHASE BANK      MAHONIA NATURAL GAS            11146      ENE                       255,228,324.00     Mahonia
                          LIMITED

JP MORGAN CHASE BANK      MAHONIA LIMITED                11147      ENA                       684,603,740.00     Mahonia
JP MORGAN CHASE BANK      MAHONIA LIMITED                11148      ENE                     1,122,545,867.00     Mahonia
JP MORGAN CHASE BANK      N/A                            11149      ENA                       127,614,161.50     Mahonia
JP MORGAN CHASE BANK      N/A                            11150      ENE                       127,614,161.50     Mahonia
JP MORGAN CHASE BANK      N/A                            11165      ENE                                 0.00     N/A
JP MORGAN CHASE BANK      N/A                            11228      ENE                                 0.00     N/A
JP MORGAN CHASE BANK      N/A                            11229      NEPCO                               0.00     N/A
JP MORGAN CHASE BANK      N/A                            11230      EPMI                                0.00     N/A
JP MORGAN CHASE BANK      N/A                            11231      ELFI                                0.00     N/A
JP MORGAN CHASE BANK      N/A                            14152      ENE                            88,621.21     N/A
JP MORGAN CHASE BANK      N/A                            14159      ENA                             7,832.68     N/A
JP MORGAN CHASE BANK      N/A                            14161      ENE                            21,162.82     N/A
JP MORGAN CHASE BANK      N/A                            14180      ENE                            24,402.37     N/A
JP MORGAN CHASE BANK      N/A                            14181      ENA                             8,756.43     N/A
JP MORGAN CHASE BANK,     JP MORGAN CHASE BANK           11153      ENE                                 0.00     Slapshot
ADMIN. AGENT &            BANCO NAZIONALE DEL
COLLATERAL AGENT          LAVORO
                          BANKCO BILBAO VIZCAYA
                          BANK OF
                          TOKYO-MITSUBISHI
                          MIZUHO CORPORATE
                          BANK, LTD
                          MITSUBISHI TRUST &
                          BANKING
                          ROYAL BANK OF SCOTLAND

                                 Q-III, Page 13

                                                                   CLAIMED                                       FINANCE TRANSACTION
     CLAIMANT NAME          ON BEHALF OF               CLAIM NO.    DEBTOR                    CLAIMED AMOUNT      OR DEBT FACILITY
     -------------          ------------               ---------    ------                    --------------      ----------------
JP MORGAN CHASE BANK,     JP MORGAN CHASE BANK           11131      ENE                       481,725,000.00     Zephyrus/Tammy
AS ADMIN. AGENT           BNP PARIBUS
                          BANK OF AMERICA
                          CIBC, INC.
                          FIRST UNION NATIONAL
                          BANK N.C.
                          FLEET NATIONAL BANK
                          MERRILL LYNCH CAPITAL
                          CORPORATION
                          MIZUHO CORPORATE
                          BANK, LTD.
                          NATIONAL WESTMINSTER
                          BANK PLC
                          SUMITOMO MITSUI
                          BANKING CORPORATION
                          UFJ BANK LIMITED
                          WESTDEUTSCHE
                          LANDESBANK
JP MORGAN CHASE BANK,     JP MORGAN CHASE BANK           11135      ENE                       485,000,000.00     Apache/Choctaw
AS ADMIN. AGENT           ABN AMRO BANK N.V.
                          BANK ONE, NA
                          BAYERISCHE LANDESBANK
                          GIROZENTRALE
                          DEXIA BANK
                          DRESDNER BANK AG
                          FIRST UNION NATIONAL
                          BANK N.C.
                          MIZUHO CORPORATE
                          BANK, LTD
                          BANK OF AMERICA, N.A.
                          PARIBUS
                          SUMITOMO MITSUI
                          BANKING CORPORATION
                          SUNTRUST BANK ATLANTA
                          UTRECHT-AMERICA
                          FINANCE CO.
JP MORGAN CHASE BANK,     BRAZOS OFFICE                  11096      EMC                                 0.00     Enron Center North
AS AGENT                  HOLDINGS, L.P.                                                                         Synthetic Lease
                                                                                                                 ("ECNSL")
JP MORGAN CHASE BANK,     BRAZOS OFFICE                  11097      EPPI                                0.00     ECNSL
AS AGENT                  HOLDINGS, L.P.
JP MORGAN CHASE BANK,     BRAZOS OFFICE                  11098      Intratex                            0.00     ECNSL
AS AGENT                  HOLDINGS, L.P.
JP MORGAN CHASE BANK,     BRAZOS OFFICE                  11099      EREC V                              0.00     ECNSL
AS AGENT                  HOLDINGS, L.P.
JP MORGAN CHASE BANK,     BRAZOS OFFICE                  11100      EREC IV                             0.00     ECNSL
AS AGENT                  HOLDINGS, L.P.
JP MORGAN CHASE BANK,     BRAZOS OFFICE                  11101      ERE III                             0.00     ECNSL
AS AGENT                  HOLDINGS, L.P.
JP MORGAN CHASE BANK,     BRAZOS OFFICE                  11102      EREC II                             0.00     ECNSL
AS AGENT                  HOLDINGS, L.P.
JP MORGAN CHASE BANK,     BRAZOS OFFICE                  11103      EREC I                              0.00     ECNSL
AS AGENT                  HOLDINGS, L.P.
JP MORGAN CHASE BANK,     BRAZOS OFFICE                  11104      EREC II                             0.00     ECNSL
AS AGENT                  HOLDINGS, L.P.
JP MORGAN CHASE BANK,     BRAZOS OFFICE                  11105      EREC IV                             0.00     ECNSL
AS AGENT                  HOLDINGS, L.P.
JP MORGAN CHASE BANK,     BRAZOS OFFICE                  11106      EREC III                            0.00     ECNSL
AS AGENT                  HOLDINGS, L.P.

                                 Q-III, Page 14

                                                                   CLAIMED                                       FINANCE TRANSACTION
     CLAIMANT NAME          ON BEHALF OF               CLAIM NO.    DEBTOR                    CLAIMED AMOUNT      OR DEBT FACILITY
     -------------          ------------               ---------    ------                    --------------      ----------------
JP MORGAN CHASE BANK,     BRAZOS OFFICE                  11107      EREC I                              0.00     ECNSL
AS AGENT                  HOLDINGS, L.P.
JP MORGAN CHASE BANK,     BRAZOS OFFICE                  11108      EREC V                              0.00     ECNSL
AS AGENT                  HOLDINGS, L.P.
JP MORGAN CHASE BANK,     BRAZOS OFFICE                  11109      COMMUNICATIONS                      0.00     ECNSL
AS AGENT                  HOLDINGS, L.P.                            LEASING
JP MORGAN CHASE BANK,     BRAZOS OFFICE                  11110      ECTRIC                              0.00     ECNSL
AS AGENT                  HOLDINGS, L.P.
JP MORGAN CHASE BANK,     BRAZOS OFFICE                  11111      EPSC                                0.00     ECNSL
AS AGENT                  HOLDINGS, L.P.
JP MORGAN CHASE BANK,     BRAZOS OFFICE                  11112      LNG SHIPPING                        0.00     ECNSL
AS AGENT                  HOLDINGS, L.P.
JP MORGAN CHASE BANK,     BRAZOS OFFICE                  11113      ELFI                                0.00     ECNSL
AS AGENT                  HOLDINGS, L.P.
JP MORGAN CHASE BANK,     BRAZOS OFFICE                  11114      ENA UPSTREAM                        0.00     ECNSL
AS AGENT                  HOLDINGS, L.P.
JP MORGAN CHASE BANK,     BRAZOS OFFICE                  11115      ENGMC                               0.00     ECNSL
AS AGENT                  HOLDINGS, L.P.
JP MORGAN CHASE BANK,     BRAZOS OFFICE                  11116      EIFMC                               0.00     ECNSL
AS AGENT                  HOLDINGS, L.P.
JP MORGAN CHASE BANK,     BRAZOS OFFICE                  11117      GLOBAL LNG                          0.00     ECNSL
AS AGENT                  HOLDINGS, L.P.
JP MORGAN CHASE BANK,     BRAZOS OFFICE                  11118      CALYPSO                             0.00     ECNSL
AS AGENT                  HOLDINGS, L.P.
JP MORGAN CHASE BANK,     BRAZOS OFFICE                  11119      LNG MARKETING                       0.00     ECNSL
AS AGENT                  HOLDINGS, L.P.
JP MORGAN CHASE BANK,     BRAZOS OFFICE                  11120      EESNA                               0.00     ECNSL
AS AGENT                  HOLDINGS, L.P.
JP MORGAN CHASE BANK,     BRAZOS OFFICE                  11121      EBS LP                              0.00     ECNSL
AS AGENT                  HOLDINGS, L.P.
JP MORGAN CHASE BANK,     BRAZOS OFFICE                  11122      EFMC                                0.00     ECNSL
AS AGENT                  HOLDINGS, L.P.
JP MORGAN CHASE BANK,     BRAZOS OFFICE                  11123      EFSI                                0.00     ECNSL
AS AGENT                  HOLDINGS, L.P.
JP MORGAN CHASE BANK,     BRAZOS OFFICE                  11124      EESOMI                              0.00     ECNSL
AS AGENT                  HOLDINGS, L.P.
JP MORGAN CHASE BANK,     BRAZOS OFFICE                  11157      EPICC                               0.00     ECNSL
AS AGENT                  HOLDINGS, L.P.
JP MORGAN CHASE BANK,     BRAZOS OFFICE                  11158      NEPCO                               0.00     ECNSL
AS AGENT                  HOLDINGS, L.P.
JP MORGAN CHASE BANK,     BRAZOS OFFICE                  11159      ERAC                                0.00     ECNSL
AS AGENT                  HOLDINGS, L.P.
JP MORGAN CHASE BANK,     BRAZOS OFFICE                  11160      ZOND PACIFIC                        0.00     ECNSL
AS AGENT                  HOLDINGS, L.P.
JP MORGAN CHASE BANK,     BRAZOS OFFICE                  11161      ZWHC                                0.00     ECNSL
AS AGENT                  HOLDINGS, L.P.
JP MORGAN CHASE BANK,     BRAZOS OFFICE                  11162      EWDC                                0.00     ECNSL
AS AGENT                  HOLDINGS, L.P.

                                 Q-III, Page 15

                                                                   CLAIMED                                       FINANCE TRANSACTION
     CLAIMANT NAME          ON BEHALF OF               CLAIM NO.    DEBTOR                    CLAIMED AMOUNT      OR DEBT FACILITY
     -------------          ------------               ---------    ------                    --------------      ----------------
JP MORGAN CHASE BANK,     BRAZOS OFFICE                  11163      EESSH                               0.00     ECNSL
AS AGENT                  HOLDINGS, L.P.
JP MORGAN CHASE BANK,     BRAZOS OFFICE                  11164      NETCO                               0.00     ECNSL
AS AGENT                  HOLDINGS, L.P.
JP MORGAN CHASE BANK,     BRAZOS OFFICE                  11167      VENTURES                            0.00     ECNSL
AS AGENT                  HOLDINGS, L.P.
JP MORGAN CHASE BANK,     BRAZOS OFFICE                  11168      ENRON MAURITIUS                     0.00     ECNSL
AS AGENT                  HOLDINGS, L.P.
JP MORGAN CHASE BANK,     BRAZOS OFFICE                  11169      ENIL                                0.00     ECNSL
AS AGENT                  HOLDINGS, L.P.
JP MORGAN CHASE BANK,     BRAZOS OFFICE                  11170      OPP                                 0.00     ECNSL
AS AGENT                  HOLDINGS, L.P.
JP MORGAN CHASE BANK,     BRAZOS OFFICE                  11171      NEPCO POWER                         0.00     ECNSL
AS AGENT                  HOLDINGS, L.P.                            PROCUREMENT
JP MORGAN CHASE BANK,     BRAZOS OFFICE                  11172      E POWER HOLDINGS                    0.00     ECNSL
AS AGENT                  HOLDINGS, L.P.
JP MORGAN CHASE BANK,     BRAZOS OFFICE                  11173      EFII                                0.00     ECNSL
AS AGENT                  HOLDINGS, L.P.
JP MORGAN CHASE BANK,     BRAZOS OFFICE                  11174      ZOND PACIFIC                        0.00     ECNSL
AS AGENT                  HOLDINGS, L.P.                            MINNESOTA
JP MORGAN CHASE BANK,     BRAZOS OFFICE                  11175      EBF LLC                             0.00     ECNSL
AS AGENT                  HOLDINGS, L.P.
JP MORGAN CHASE BANK,     BRAZOS OFFICE                  11176      SAN JUAN GAS                        0.00     ECNSL
AS AGENT                  HOLDINGS, L.P.
JP MORGAN CHASE BANK,     BRAZOS OFFICE                  11177      NEPCO SERVICES                      0.00     ECNSL
AS AGENT                  HOLDINGS, L.P.                            INTERNATIONAL
JP MORGAN CHASE BANK,     BRAZOS OFFICE                  11200      ENA ASSET HOLDINGS                  0.00     ECNSL
AS AGENT                  HOLDINGS, L.P.
JP MORGAN CHASE BANK,     BRAZOS OFFICE                  11201      EGLI                                0.00     ECNSL
AS AGENT                  HOLDINGS, L.P.
JP MORGAN CHASE BANK,     BRAZOS OFFICE                  11202      EGM                                 0.00     ECNSL
AS AGENT                  HOLDINGS, L.P.
JP MORGAN CHASE BANK,     BRAZOS OFFICE                  11203      ENW                                 0.00     ECNSL
AS AGENT                  HOLDINGS, L.P.
JP MORGAN CHASE BANK,     BRAZOS OFFICE                  11204      EIM                                 0.00     ECNSL
AS AGENT                  HOLDINGS, L.P.
JP MORGAN CHASE BANK,     BRAZOS OFFICE                  11205      OEC                                 0.00     ECNSL
AS AGENT                  HOLDINGS, L.P.
JP MORGAN CHASE BANK,     BRAZOS OFFICE                  11206      EEOSC                               0.00     ECNSL
AS AGENT                  HOLDINGS, L.P.
JP MORGAN CHASE BANK,     BRAZOS OFFICE                  11207      EECC                                0.00     ECNSL
AS AGENT                  HOLDINGS, L.P.
JP MORGAN CHASE BANK,     BRAZOS OFFICE                  11208      GARDEN STATE                        0.00     ECNSL
AS AGENT                  HOLDINGS, L.P.
JP MORGAN CHASE BANK,     BRAZOS OFFICE                  11209      PALM BEACH                          0.00     ECNSL
AS AGENT                  HOLDINGS, L.P.
JP MORGAN CHASE BANK,     BRAZOS OFFICE                  11210      TSI                                 0.00     ECNSL
AS AGENT                  HOLDINGS, L.P.

                                 Q-III, Page 16

                                                                   CLAIMED                                       FINANCE TRANSACTION
     CLAIMANT NAME          ON BEHALF OF               CLAIM NO.    DEBTOR                    CLAIMED AMOUNT      OR DEBT FACILITY
     -------------          ------------               ---------    ------                    --------------      ----------------
JP MORGAN CHASE BANK,     BRAZOS OFFICE                  11211      EEIS                                0.00     ECNSL
AS AGENT                  HOLDINGS, L.P.
JP MORGAN CHASE BANK,     BRAZOS OFFICE                  11212      ETSC                                0.00     ECNSL
AS AGENT                  HOLDINGS, L.P.
JP MORGAN CHASE BANK,     BRAZOS OFFICE                  11213      EES                                 0.00     ECNSL
AS AGENT                  HOLDINGS, L.P.
JP MORGAN CHASE BANK,     BRAZOS OFFICE                  11214      EES                                 0.00     ECNSL
AS AGENT                  HOLDINGS, L.P.
JP MORGAN CHASE BANK,     BRAZOS OFFICE                  11215      EEMC                                0.00     ECNSL
AS AGENT                  HOLDINGS, L.P.
JP MORGAN CHASE BANK,     BRAZOS OFFICE                  11216      EESO                                0.00     ECNSL
AS AGENT                  HOLDINGS, L.P.
JP MORGAN CHASE BANK,     BRAZOS OFFICE                  11217      EBS                                 0.00     ECNSL
AS AGENT                  HOLDINGS, L.P.
JP MORGAN CHASE BANK,     BRAZOS OFFICE                  11218      SSLC                                0.00     ECNSL
AS AGENT                  HOLDINGS, L.P.
JP MORGAN CHASE BANK,     BRAZOS OFFICE                  11219      PBOG                                0.00     ECNSL
AS AGENT                  HOLDINGS, L.P.
JP MORGAN CHASE BANK,     BRAZOS OFFICE                  11220      EPMI                                0.00     ECNSL
AS AGENT                  HOLDINGS, L.P.
JP MORGAN CHASE BANK,     BRAZOS OFFICE                  11221      ENA                                 0.00     ECNSL
AS AGENT                  HOLDINGS, L.P.
JP MORGAN CHASE BANK,     BRAZOS OFFICE                  11222      EMCC                                0.00     ECNSL
AS AGENT                  HOLDINGS, L.P.
JP MORGAN CHASE BANK,     BRAZOS OFFICE                  11223      BAM                                 0.00     ECNSL
AS AGENT                  HOLDINGS, L.P.
JP MORGAN CHASE BANK,     ABN AMRO BANK N.V.             11224      ENE                                 0.00     ECNSL
AS AGENT                  ABU DHABI
                          INTERNATIONAL BANK
                          BANK ONE, NA
                          BANK OF
                          TOKYO-MITSUBISHI, LTD
                          JP MORGAN CHASE BANK
                          CREDIT SUISSE FIRST
                          BOSTON
                          DEUTSCHE BANK TRUST
                          COMPANY AMERICA
                          DRESDNER BANK AG
                          NORDEA BANK FINLAND
                          PLC
                          MIZUHO CORPORATE
                          BANK, LTD
                          ROYAL BANK OF CANADA
                          SOCIETE GENERALE
                          SUN TRUST BANKS
                          ATLANTA
                          UFJ BANK LIMITED
                          WACHOVIA BANK, N.A.
                          WESTDEUTSCHE
                          LANDESBANK
JP MORGAN CHASE BANK,     BRAZOS OFFICE                  11225      ENE                                 0.00     ECNSL
AS AGENT                  HOLDINGS, L.P.

                                 Q-III, Page 17

                                                                   CLAIMED                                       FINANCE TRANSACTION
     CLAIMANT NAME          ON BEHALF OF               CLAIM NO.    DEBTOR                    CLAIMED AMOUNT      OR DEBT FACILITY
     -------------          ------------               ---------    ------                    --------------      ----------------
JP MORGAN CHASE BANK,     JP MORGAN CHASE BANK           11166      ENE                       374,456,329.00     Letter of Credit
AS CO-ADMIN AGENT,        ABN AMRO BANK N.V.                                                                     Facility
PAYING AGENT & ISSUING    ARAB BANK PLC
BANK                      ARAB BANKING CORP.
                          AUSTRALIA-NEW ZEALAND
                          BANK
                          BNP PARIBUS
                          BANC ONE CAPITAL
                          MARKETSI.
                          BANCA DI ROMA
                          BANCA NAZIONALE DEL
                          LAVORO, SPA
                          BANCA POPOLARE DI
                          MILANO
                          BANCO BILBAO VIZCAYA
                          ARGENTARIA, SA
                          BANK OF AMERICA
                          BANK OF MONTREAL
                          BANK OF NEW YORK
                          BANK OF NOVA SCOTIA
                          BANK OF TOKYO LTD.
                          BARCLAYS BANK PLC
                          BAYERISCHE LANDESBANK
                          GIROZENTRALE
                          BEAR STERNS CORPORATE
                          LENDING INC.
                          CIBC, INC.
                          CITIBANK
                          CREDIT AGRICOLE
                          INDOSUEZ
                          CREDIT LYONNAIS
                          CREDIT SUISSE FIRST
                          BOSTON
                          DEUTSCHE BANK TRUST
                          COMPANY AMERICA
                          DEUTSCHE
                          GENOSSENSCHAFTSBANK
                          DRESDNER BANK AG
                          FIRST UNION NATIONAL
                          BANK N.C.
                          FLEET NATIONAL BANK
                          HSBC BANK USA
                          ING BARING (US)
                          CAPITAL CORP. LLC
                          INTESA BCI S.P.A.
                          KBC BANK N.V.
                          LEHMAN COMMERCIAL
                          PAPER INC.
                          MERRILL LYNCH BANK USA
                          MITSUBISHI TRUST &
                          BANKING CORPORATION
                          MIZUHO CORPORATE
                          BANK, LTD.
                          NATENIX BANQUE
                          POPULAIRES
                          NATIONAL AUSTRALIA
                          BANK LIMITED
                          NORTHERN TRUST COMPANY
                          ROYAL BANK OF CANADA
                          ROYAL BANK OF SCOTLAND
                          SOCIETE GENERALE
                          STANDARD CHARTERED
                          BANK NY
                          SUMITOMO MITSUI
                          BANKING CORPORATION
                          SUNTRUST BANK ATLANTA
                          UBS AG
                          UNICREDITO ITALIANO
                          SPA
                          WACHOVIA BANK, N.A.
                          WESTDEUTSCHE
                          LANDESBANK

                                 Q-III, Page 18

                                                                   CLAIMED                                       FINANCE TRANSACTION
     CLAIMANT NAME          ON BEHALF OF               CLAIM NO.    DEBTOR                    CLAIMED AMOUNT      OR DEBT FACILITY
     -------------          ------------               ---------    ------                    --------------      ----------------
JP MORGAN CHASE BANK, AS    ABN AMRO BANK N.V.           11233      ENE                       0.00               Letter of Credit
CO-ADMIN AGENT, PAYING      ARAB BANK PLC                                                                        Facility
AGENT & ISSUING BANK        ARAB BANKING CORP.
                            AUSTRALIA-NEW ZEALAND
                            BANK
                            BNP PARIBUS
                            BANC ONE CAPITAL
                            MARKETSI
                            BANCA DI ROMA
                            BANCA NAZIONALE DEL
                            LAVORO, SPA
                            BANCA POPOLARE DI MILANO
                            BANCO BILBAO VIZCAYA
                            ARGENTARIA, SA
                            BANK OF AMERICA
                            BANK OF MONTREAL
                            BANK OF NEW YORK
                            BANK OF NOVA SCOTIA
                            BANK OF TOKYO LTD
                            BARCLAYS BANK PLC
                            BAYERISCHE LANDESBANK
                            GIROZENTRALE
                            BEAR STERNS CORPORATE
                            LENDING INC
                            CIBC, INC
                            CITIBANK
                            CREDIT AGRICOLE INDOSUEZ
                            CREDIT LYONNAIS
                            CREDIT SUISSE FIRST
                            BOSTON
                            DEUTSCHE BANK TRUST
                            COMPANY AMERICAS
                            DEUTSCHE
                            GENOSSENSCHAFTSBANK
                            DRESDNER BANK AG
                            FIRST UNION NATIONAL
                            BANK N.C.
                            FLEET NATIONAL BANK
                            HSBC BANK USA
                            ING BARING (US) CAPITAL
                            CORP. LLC
                            INTESABCI S.P.A.
                            JP MORGAN CHASE BANK
                            KBC BANK N.V.
                            LEHMAN COMMERCIAL PAPER
                            INC
                            MERRILL LYNCH BANK USA
                            MITSUBISHI TRUST &
                            BANKING CORPORATION
                            MIZUHO CORPORATE BANK,
                            LTD
                            NATEXIS BANQUE
                            POPULAIRES
                            NATIONAL AUSTRALIA BANK
                            LIMITED
                            NORTHERN TRUST COMPANY
                            ROYAL BANK OF CANADA
                            ROYAL BANK OF SCOTLAND
                            PLC
                            SOCIETE GENERALE
                            STANDARD CHARTERED BANK
                            NY
                            SUMITOMO MITSUI BANKING
                            CORPORATION
                            SUNTRUST BANK ATLANTA
                            UBS AG
                            UNICREDITO ITALIANO SPA
                            WACHOVIA BANK, N.A.
                            WESTDEUTCHE LANDESBANK


                                 Q-III, Page 19

                                                                   CLAIMED                                       FINANCE TRANSACTION
     CLAIMANT NAME          ON BEHALF OF               CLAIM NO.    DEBTOR                    CLAIMED AMOUNT      OR DEBT FACILITY
     -------------          ------------               ---------    ------                    --------------      ----------------

JP MORGAN CHASE BANK, AS    ABN AMRO BANK N.V.           11234     NEPCO                      0.00               Letter of Credit
CO-ADMIN AGENT, PAYING      ARAB BANK PLC                                                                        Facility
AGENT & ISSUING BANK        ARAB BANKING CORP.
                            AUSTRALIA-NEW ZEALAND
                            BANK
                            BNP PARIBUS
                            BANC ONE CAPITAL
                            MARKETSI
                            BANCA DI ROMA
                            BANCA NAZIONALE DEL
                            LAVORO, SPA
                            BANCA POPOLARE DI MILANO
                            BANCO BILBAO VIZCAYA
                            ARGENTARIA, SA
                            BANK OF AMERICA
                            BANK OF MONTREAL
                            BANK OF NEW YORK
                            BANK OF NOVA SCOTIA
                            BANK OF TOKYO LTD
                            BARCLAYS BANK PLC
                            BAYERISCHE LANDESBANK
                            GIROZENTRALE
                            BEAR STERNS CORPORATE
                            LENDING INC
                            CIBC, INC
                            CITIBANK
                            CREDIT AGRICOLE INDOSUEZ
                            CREDIT LYONNAIS
                            CREDIT SUISSE FIRST
                            BOSTON
                            DEUTSCHE BANK TRUST
                            COMPANY AMERICAS
                            DEUTSCHE
                            GENOSSENSCHAFTSBANK
                            DRESDNER BANK AG
                            FIRST UNION NATIONAL
                            BANK N.C.
                            FLEET NATIONAL BANK
                            HSBC BANK USA
                            ING BARING (US) CAPITAL
                            CORP. LLC
                            INTESABCI S.P.A.
                            JP MORGAN CHASE BANK
                            KBC BANK N.V.
                            LEHMAN COMMERCIAL PAPER
                            INC
                            MERRILL LYNCH BANK USA
                            MITSUBISHI TRUST &
                            BANKING CORPORATION
                            MIZUHO CORPORATE BANK,
                            LTD
                            NATEXIS BANQUE
                            POPULAIRES
                            NATIONAL AUSTRALIA BANK
                            LIMITED
                            NORTHERN TRUST COMPANY
                            ROYAL BANK OF CANADA
                            ROYAL BANK OF SCOTLAND
                            PLC
                            SOCIETE GENERALE
                            STANDARD CHARTERED BANK
                            NY
                            SUMITOMO MITSUI BANKING
                            CORPORATION
                            SUNTRUST BANK ATLANTA
                            UBS AG
                            UNICREDITO ITALIANO SPA
                            WACHOVIA BANK, N.A.
                            WESTDEUTCHE LANDESBANK


                                 Q-III, Page 20

                                                                   CLAIMED                                       FINANCE TRANSACTION
     CLAIMANT NAME          ON BEHALF OF               CLAIM NO.    DEBTOR                    CLAIMED AMOUNT      OR DEBT FACILITY
     -------------          ------------               ---------    ------                    --------------      ----------------
JP MORGAN CHASE BANK, AS    ABN AMRO BANK N.V.           11235     ENA                        0.00               Letter of Credit
CO-ADMIN AGENT, PAYING      ARAB BANK PLC                                                                        Facility
AGENT & ISSUING BANK        ARAB BANKING CORP.
                            AUSTRALIA-NEW ZEALAND
                            BANK
                            BNP PARIBUS
                            BANC ONE CAPITAL
                            MARKETSI
                            BANCA DI ROMA
                            BANCA NAZIONALE DEL
                            LAVORO, SPA
                            BANCA POPOLARE DI MILANO
                            BANCO BILBAO VIZCAYA
                            ARGENTARIA, SA
                            BANK OF AMERICA
                            BANK OF MONTREAL
                            BANK OF NEW YORK
                            BANK OF NOVA SCOTIA
                            BANK OF TOKYO LTD
                            BARCLAYS BANK PLC
                            BAYERISCHE LANDESBANK
                            GIROZENTRALE
                            BEAR STERNS CORPORATE
                            LENDING INC
                            CIBC, INC
                            CITIBANK
                            CREDIT AGRICOLE INDOSUEZ
                            CREDIT LYONNAIS
                            CREDIT SUISSE FIRST
                            BOSTON
                            DEUTSCHE BANK TRUST
                            COMPANY AMERICAS
                            DEUTSCHE
                            GENOSSENSCHAFTSBANK
                            DRESDNER BANK AG
                            FIRST UNION NATIONAL
                            BANK N.C.
                            FLEET NATIONAL BANK
                            HSBC BANK USA
                            ING BARING (US) CAPITAL
                            CORP. LLC
                            INTESABCI S.P.A.
                            JP MORGAN CHASE BANK
                            KBC BANK N.V.
                            LEHMAN COMMERCIAL PAPER
                            INC
                            MERRILL LYNCH BANK USA
                            MITSUBISHI TRUST &
                            BANKING CORPORATION
                            MIZUHO CORPORATE BANK,
                            LTD
                            NATEXIS BANQUE
                            POPULAIRES
                            NATIONAL AUSTRALIA BANK
                            LIMITED
                            NORTHERN TRUST COMPANY
                            ROYAL BANK OF CANADA
                            ROYAL BANK OF SCOTLAND
                            PLC
                            SOCIETE GENERALE
                            STANDARD CHARTERED BANK
                            NY
                            SUMITOMO MITSUI BANKING
                            CORPORATION
                            SUNTRUST BANK ATLANTA
                            UBS AG
                            UNICREDITO ITALIANO SPA
                            WACHOVIA BANK, N.A.
                            WESTDEUTCHE LANDESBANK


                                 Q-III, Page 21

                                                                   CLAIMED                                       FINANCE TRANSACTION
     CLAIMANT NAME          ON BEHALF OF               CLAIM NO.    DEBTOR                    CLAIMED AMOUNT      OR DEBT FACILITY
     -------------          ------------               ---------    ------                    --------------      ----------------
JP MORGAN CHASE BANK, AS    ABN AMRO BANK N.V.           11236     EPMI                       0.00               Letter of Credit
CO-ADMIN AGENT, PAYING      ARAB BANK PLC                                                                        Facility
AGENT & ISSUING BANK        ARAB BANKING CORP.
                            AUSTRALIA-NEW ZEALAND
                            BANK
                            BNP PARIBUS
                            BANC ONE CAPITAL
                            MARKETSI
                            BANCA DI ROMA
                            BANCA NAZIONALE DEL
                            LAVORO, SPA
                            BANCA POPOLARE DI MILANO
                            BANCO BILBAO VIZCAYA
                            ARGENTARIA, SA
                            BANK OF AMERICA
                            BANK OF MONTREAL
                            BANK OF NEW YORK
                            BANK OF NOVA SCOTIA
                            BANK OF TOKYO LTD
                            BARCLAYS BANK PLC
                            BAYERISCHE LANDESBANK
                            GIROZENTRALE
                            BEAR STERNS CORPORATE
                            LENDING INC
                            CIBC, INC
                            CITIBANK
                            CREDIT AGRICOLE INDOSUEZ
                            CREDIT LYONNAIS
                            CREDIT SUISSE FIRST
                            BOSTON
                            DEUTSCHE BANK TRUST
                            COMPANY AMERICAS
                            DEUTSCHE
                            GENOSSENSCHAFTSBANK
                            DRESDNER BANK AG
                            FIRST UNION NATIONAL
                            BANK N.C.
                            FLEET NATIONAL BANK
                            HSBC BANK USA
                            ING BARING (US) CAPITAL
                            CORP. LLC
                            INTESABCI S.P.A.
                            JP MORGAN CHASE BANK
                            KBC BANK N.V.
                            LEHMAN COMMERCIAL PAPER
                            INC
                            MERRILL LYNCH BANK USA
                            MITSUBISHI TRUST &
                            BANKING CORPORATION
                            MIZUHO CORPORATE BANK,
                            LTD
                            NATEXIS BANQUE
                            POPULAIRES
                            NATIONAL AUSTRALIA BANK
                            LIMITED
                            NORTHERN TRUST COMPANY
                            ROYAL BANK OF CANADA
                            ROYAL BANK OF SCOTLAND
                            PLC
                            SOCIETE GENERALE
                            STANDARD CHARTERED BANK
                            NY
                            SUMITOMO MITSUI BANKING
                            CORPORATION
                            SUNTRUST BANK ATLANTA
                            UBS AG
                            UNICREDITO ITALIANO SPA
                            WACHOVIA BANK, N.A.
                            WESTDEUTCHE LANDESBANK


                                 Q-III, Page 22

                                                                   CLAIMED                                       FINANCE TRANSACTION
     CLAIMANT NAME          ON BEHALF OF               CLAIM NO.    DEBTOR                    CLAIMED AMOUNT      OR DEBT FACILITY
     -------------          ------------               ---------    ------                    --------------      ----------------
JP MORGAN CHASE BANK, AS    ABN AMRO BANK N.V.           22135     NEPCO                      0.00               Letter of Credit
CO-ADMIN AGENT, PAYING      ARAB BANK PLC                                                                        Facility
AGENT & ISSUING BANK        ARAB BANKING CORP.
                            AUSTRALIA-NEW ZEALAND
                            BANK
                            BNP PARIBUS
                            BANC ONE CAPITAL
                            MARKETSI
                            BANCA DI ROMA
                            BANCA NAZIONALE DEL
                            LAVORO, SPA
                            BANCA POPOLARE DI MILANO
                            BANCO BILBAO VIZCAYA
                            ARGENTARIA, SA
                            BANK OF AMERICA
                            BANK OF MONTREAL
                            BANK OF NEW YORK
                            BANK OF NOVA SCOTIA
                            BANK OF TOKYO LTD
                            BARCLAYS BANK PLC
                            BAYERISCHE LANDESBANK
                            GIROZENTRALE
                            BEAR STERNS CORPORATE
                            LENDING INC
                            CIBC, INC
                            CITIBANK
                            CREDIT AGRICOLE INDOSUEZ
                            CREDIT LYONNAIS
                            CREDIT SUISSE FIRST
                            BOSTON
                            DEUTSCHE BANK TRUST
                            COMPANY AMERICAS
                            DEUTSCHE
                            GENOSSENSCHAFTSBANK
                            DRESDNER BANK AG
                            FIRST UNION NATIONAL
                            BANK N.C.
                            FLEET NATIONAL BANK
                            HSBC BANK USA
                            ING BARING (US) CAPITAL
                            CORP. LLC
                            INTESABCI S.P.A.
                            JP MORGAN CHASE BANK
                            KBC BANK N.V.
                            LEHMAN COMMERCIAL PAPER
                            INC
                            MERRILL LYNCH BANK USA
                            MITSUBISHI TRUST &
                            BANKING CORPORATION
                            MIZUHO CORPORATE BANK,
                            LTD
                            NATEXIS BANQUE
                            POPULAIRES
                            NATIONAL AUSTRALIA BANK
                            LIMITED
                            NORTHERN TRUST COMPANY
                            ROYAL BANK OF CANADA
                            ROYAL BANK OF SCOTLAND
                            PLC
                            SOCIETE GENERALE
                            STANDARD CHARTERED BANK
                            NY
                            SUMITOMO MITSUI BANKING
                            CORPORATION
                            SUNTRUST BANK ATLANTA
                            UBS AG
                            UNICREDITO ITALIANO SPA
                            WACHOVIA BANK, N.A.
                            WESTDEUTCHE LANDESBANK


                                 Q-III, Page 23

                                                                   CLAIMED                                       FINANCE TRANSACTION
     CLAIMANT NAME          ON BEHALF OF               CLAIM NO.    DEBTOR                    CLAIMED AMOUNT      OR DEBT FACILITY
     -------------          ------------               ---------    ------                    --------------      ----------------
JP MORGAN CHASE BANK, AS    ABN AMRO BANK N.V.           22136     NEPCO POWER                         0.00      Letter of Credit
CO-ADMIN AGENT, PAYING      ARAB BANK PLC                          PROCUREMENT                                   Facility
AGENT & ISSUING BANK        ARAB BANKING CORP.
                            AUSTRALIA-NEW ZEALAND
                            BANK
                            BNP PARIBUS
                            BANC ONE CAPITAL
                            MARKETSI
                            BANCA DI ROMA
                            BANCA NAZIONALE DEL
                            LAVORO, SPA
                            BANCA POPOLARE DI MILANO
                            BANCO BILBAO VIZCAYA
                            ARGENTARIA, SA
                            BANK OF AMERICA
                            BANK OF MONTREAL
                            BANK OF NEW YORK
                            BANK OF NOVA SCOTIA
                            BANK OF TOKYO LTD
                            BARCLAYS BANK PLC
                            BAYERISCHE LANDESBANK
                            GIROZENTRALE
                            BEAR STERNS CORPORATE
                            LENDING INC
                            CIBC, INC
                            CITIBANK
                            CREDIT AGRICOLE INDOSUEZ
                            CREDIT LYONNAIS
                            CREDIT SUISSE FIRST
                            BOSTON
                            DEUTSCHE BANK TRUST
                            COMPANY AMERICAS
                            DEUTSCHE
                            GENOSSENSCHAFTSBANK
                            DRESDNER BANK AG
                            FIRST UNION NATIONAL
                            BANK N.C.
                            FLEET NATIONAL BANK
                            HSBC BANK USA
                            ING BARING (US) CAPITAL
                            CORP. LLC
                            INTESABCI S.P.A.
                            JP MORGAN CHASE BANK
                            KBC BANK N.V.
                            LEHMAN COMMERCIAL PAPER
                            INC
                            MERRILL LYNCH BANK USA
                            MITSUBISHI TRUST &
                            BANKING CORPORATION
                            MIZUHO CORPORATE BANK,
                            LTD
                            NATEXIS BANQUE
                            POPULAIRES
                            NATIONAL AUSTRALIA BANK
                            LIMITED
                            NORTHERN TRUST COMPANY
                            ROYAL BANK OF CANADA
                            ROYAL BANK OF SCOTLAND
                            PLC
                            SOCIETE GENERALE
                            STANDARD CHARTERED BANK
                            NY
                            SUMITOMO MITSUI BANKING
                            CORPORATION
                            SUNTRUST BANK ATLANTA
                            UBS AG
                            UNICREDITO ITALIANO SPA
                            WACHOVIA BANK, N.A.
                            WESTDEUTCHE LANDESBANK


                                 Q-III, Page 24

                                                                   CLAIMED                                       FINANCE TRANSACTION
     CLAIMANT NAME          ON BEHALF OF               CLAIM NO.    DEBTOR                    CLAIMED AMOUNT      OR DEBT FACILITY
     -------------          ------------               ---------    ------                    --------------      ----------------
JP MORGAN CHASE BANK, AS    ABN AMRO BANK N.V.           22137     EPICC                         0.00            Letter of Credit
CO-ADMIN AGENT, PAYING      ARAB BANK PLC                                                                        Facility
AGENT & ISSUING BANK        ARAB BANKING CORP.
                            AUSTRALIA-NEW ZEALAND
                            BANK
                            BNP PARIBUS
                            BANC ONE CAPITAL
                            MARKETSI
                            BANCA DI ROMA
                            BANCA NAZIONALE DEL
                            LAVORO, SPA
                            BANCA POPOLARE DI MILANO
                            BANCO BILBAO VIZCAYA
                            ARGENTARIA, SA
                            BANK OF AMERICA
                            BANK OF MONTREAL
                            BANK OF NEW YORK
                            BANK OF NOVA SCOTIA
                            BANK OF TOKYO LTD
                            BARCLAYS BANK PLC
                            BAYERISCHE LANDESBANK
                            GIROZENTRALE
                            BEAR STERNS CORPORATE
                            LENDING INC
                            CIBC, INC
                            CITIBANK
                            CREDIT AGRICOLE INDOSUEZ
                            CREDIT LYONNAIS
                            CREDIT SUISSE FIRST
                            BOSTON
                            DEUTSCHE BANK TRUST
                            COMPANY AMERICAS
                            DEUTSCHE
                            GENOSSENSCHAFTSBANK
                            DRESDNER BANK AG
                            FIRST UNION NATIONAL
                            BANK N.C.
                            FLEET NATIONAL BANK
                            HSBC BANK USA
                            ING BARING (US) CAPITAL
                            CORP. LLC
                            INTESABCI S.P.A.
                            JP MORGAN CHASE BANK
                            KBC BANK N.V.
                            LEHMAN COMMERCIAL PAPER
                            INC
                            MERRILL LYNCH BANK USA
                            MITSUBISHI TRUST &
                            BANKING CORPORATION
                            MIZUHO CORPORATE BANK,
                            LTD
                            NATEXIS BANQUE
                            POPULAIRES
                            NATIONAL AUSTRALIA BANK
                            LIMITED
                            NORTHERN TRUST COMPANY
                            ROYAL BANK OF CANADA
                            ROYAL BANK OF SCOTLAND
                            PLC
                            SOCIETE GENERALE
                            STANDARD CHARTERED BANK
                            NY
                            SUMITOMO MITSUI BANKING
                            CORPORATION
                            SUNTRUST BANK ATLANTA
                            UBS AG
                            UNICREDITO ITALIANO SPA
                            WACHOVIA BANK, N.A.
                            WESTDEUTCHE LANDESBANK


                                 Q-III, Page 25

                                                                   CLAIMED                                       FINANCE TRANSACTION
     CLAIMANT NAME          ON BEHALF OF               CLAIM NO.    DEBTOR                    CLAIMED AMOUNT      OR DEBT FACILITY
     -------------          ------------               ---------    ------                    --------------      ----------------
JP MORGAN CHASE BANK, AS    ABN AMRO BANK N.V.           22138     NEPCO                            0.00         Letter of Credit
CO-ADMIN AGENT, PAYING      ARAB BANK PLC                          SERVICES                                      Facility
AGENT & ISSUING BANK        ARAB BANKING CORP.                     INTERNATIONAL
                            AUSTRALIA-NEW ZEALAND
                            BANK
                            BNP PARIBUS
                            BANC ONE CAPITAL
                            MARKETSI
                            BANCA DI ROMA
                            BANCA NAZIONALE DEL
                            LAVORO, SPA
                            BANCA POPOLARE DI MILANO
                            BANCO BILBAO VIZCAYA
                            ARGENTARIA, SA
                            BANK OF AMERICA
                            BANK OF MONTREAL
                            BANK OF NEW YORK
                            BANK OF NOVA SCOTIA
                            BANK OF TOKYO LTD
                            BARCLAYS BANK PLC
                            BAYERISCHE LANDESBANK
                            GIROZENTRALE
                            BEAR STERNS CORPORATE
                            LENDING INC
                            CIBC, INC
                            CITIBANK
                            CREDIT AGRICOLE INDOSUEZ
                            CREDIT LYONNAIS
                            CREDIT SUISSE FIRST
                            BOSTON
                            DEUTSCHE BANK TRUST
                            COMPANY AMERICAS
                            DEUTSCHE
                            GENOSSENSCHAFTSBANK
                            DRESDNER BANK AG
                            FIRST UNION NATIONAL
                            BANK N.C.
                            FLEET NATIONAL BANK
                            HSBC BANK USA
                            ING BARING (US) CAPITAL
                            CORP. LLC
                            INTESABCI S.P.A.
                            JP MORGAN CHASE BANK
                            KBC BANK N.V.
                            LEHMAN COMMERCIAL PAPER
                            INC
                            MERRILL LYNCH BANK USA
                            MITSUBISHI TRUST &
                            BANKING CORPORATION
                            MIZUHO CORPORATE BANK,
                            LTD
                            NATEXIS BANQUE
                            POPULAIRES
                            NATIONAL AUSTRALIA BANK
                            LIMITED
                            NORTHERN TRUST COMPANY
                            ROYAL BANK OF CANADA
                            ROYAL BANK OF SCOTLAND
                            PLC
                            SOCIETE GENERALE
                            STANDARD CHARTERED BANK
                            NY
                            SUMITOMO MITSUI BANKING
                            CORPORATION
                            SUNTRUST BANK ATLANTA
                            UBS AG
                            UNICREDITO ITALIANO SPA
                            WACHOVIA BANK, N.A.
                            WESTDEUTCHE LANDESBANK


                                 Q-III, Page 26

                                                                 CLAIMED                               FINANCE TRANSACTION
     CLAIMANT NAME          ON BEHALF OF           CLAIM NO.      DEBTOR             CLAIMED AMOUNT    OR DEBT FACILITY
     -------------          ------------           ---------      ------             --------------    ----------------
                                                                                    C>
JP MORGAN CHASE BANK,     SEQUOIA FINANCIAL          11125          ENA             1,986,020,410.00  Zephyrus/Tammy/Apache/Choctaw
AS COLLATERAL AGENT       ASSETS, LLC

JP MORGAN CHASE BANK,     ZEPHYRUS INVESTMENTS,      11129          ENE                         0.00  Zephyrus/Tammy
AS COLLATERAL AGENT       LLC

JP MORGAN CHASE BANK,     FLAGSTAFF CAPITAL          11151          ENE               367,621,000.00  Slapshot
AS COLLATERAL AGENT       CORPORATION

JP MORGAN CHASE BANK,     FLAGSTAFF CAPITAL          11154          ENA                         0.00  Slapshot
AS COLLATERAL AGENT       CORPORATION

JP MORGAN CHASE BANK,     SEQUOIA FINANCIAL          11156          ENE             1,988,698,523.00  Zephyrus/Tammy/Apache/Choctaw
AS COLLATERAL AGENT       ASSETS, LLC

JP MORGAN CHASE BANK,     THE UNOVA INC. MASTER      13679          ENE                         0.00  N/A
AS DIRECTED TRUSTEE       TRUST

JP MORGAN CHASE BANK,     IBM PERSONAL PENSION       14996          UNKNOWN                     0.00  N/A
AS DIRECTED TRUSTEE       PLAN  TRUST

JP MORGAN CHASE BANK,     IBM PERSONAL PENSION       14997          ENE                         0.00  N/A
AS DIRECTED TRUSTEE       PLAN  TRUST

JP MORGAN CHASE BANK,     N/A                        11232          EES                         0.00  N/A
AS SUBROGEE

JP MORGAN CHASE BANK,     N/A                        22142          NEPCO SERVICES              0.00  Letter of Credit
AS SUBROGEE                                                         INTERNATIONAL                     Facility

JP MORGAN CHASE BANK,     BP AMERICA RETIREMENT      16442          ENE                   315,000.00  N/A
AS TRUSTEE                PLAN

JP MORGAN CHASE BANK,     BP AMERICA RETIREMENT      16442          ENE                         0.00  N/A
AS TRUSTEE                PLAN

JP MORGAN SECURITIES      N/A                        11227          ENE                         0.00  N/A
INC.

JPMORGAN CHASE BANK       MAHONIA LIMITED            11144          ENGMC             437,942,127.00  Mahonia

JPMORGAN CHASE BANK       N/A                        14160          ETSC                    8,756.43  N/A

JPMORGAN CHASE BANK       N/A                        22139          NEPCO                       0.00  Letter of Credit
                                                                                                      Facility

JPMORGAN CHASE BANK       N/A                        22140          NEPCO POWER                 0.00  Letter of Credit
                                                                    PROCUREMENT                       Facility

JPMORGAN CHASE BANK, AS   ZEPHYRUS INVESTMENTS,      11130          SSLC                        0.00  Zephyrus/Tammy
COLLATERAL AGENT          LLC

JPMORGAN CHASE BANK, AS   N/A                        22141          EPICC                       0.00  Letter of Credit
SUBROGEE                                                                                              Facility

MERRILL LYNCH & CO.,      N/A                        12628          ENE                         0.00  N/A
INC.

MERRILL LYNCH CAPITAL     N/A                        12626          ENE                15,769,432.33  N/A
SERVICES, INC.

MERRILL LYNCH CAPITAL     N/A                        12627          ENA                15,769,432.33  N/A
SERVICES, INC.

MERRILL LYNCH, PIERCE,    N/A                         6893          ENE                 2,653,271.00  N/A
FENNER & SMITH
INCORPORATED

MERRILL LYNCH, PIERCE,    N/A                         6894          ENA                 2,653,271.00  N/A
FENNER & SMITH
INCORPORATED

MERRILL LYNCH, PIERCE,    N/A                         6895           ENE                7,067,728.00  N/A
FENNER & SMITH
INCORPORATED

                                 Q-III, Page 27

                                                          CLAIMED                                   FINANCE TRANSACTION
     CLAIMANT NAME        ON BEHALF OF      CLAIM NO.      DEBTOR                 CLAIMED AMOUNT    OR DEBT FACILITY
     -------------        ------------      ---------      ------                 --------------    ----------------
MERRILL LYNCH, PIERCE,    N/A                    6896      ENA                     7,067,728.00      N/A
FENNER & SMITH
INCORPORATED

MERRILL LYNCH, PIERCE,    N/A                   10922      ENE                             0.00      N/A
FENNER & SMITH
INCORPORATED

MERRILL LYNCH, PIERCE,    N/A                   10922      ENA                    11,219,000.00      N/A
FENNER & SMITH
INCORPORATED

NATIONAL WESTMINSTER      N/A                   10906      ENE                   237,731,494.96      ETOL
BANK PLC

NATIONAL WESTMINSTER      N/A                   12883      ENA                             0.00      N/A
BANK PLC

NATIONAL WESTMINSTER      N/A                   12887      ENE                             0.00      N/A
BANK PLC

PONDEROSA ASSETS L.P.     N/A                   14195      ERAC                            0.00      Rawhide

PONDEROSA ASSETS L.P.     N/A                   14206      VENTURES                        0.00      Rawhide

PONDEROSA ASSETS L.P      N/A                   14197      ENA                   805,868,472.22      Rawhide
C/O CITIBANK, N.A.

PONDEROSA ASSETS L.P      N/A                   14207      ENE                 2,106,208,657.37      Rawhide
C/O CITIBANK, N.A.

ROYAL BANK OF SCOTLAND    N/A                   12889      ENA                    26,669,347.79      N/A
PLC
NATIONAL WESTMINISTER
BANK PLC

ROYAL BANK OF SCOTLAND    N/A                   12889      ENA                             0.00      Multiple
PLC                                                                                                  Transactions
NATIONAL WESTMINISTER
BANK PLC

ROYAL BANK OF SCOTLAND    N/A                   12890      ENE                   225,375,823.98      Multiple
PLC                                                                                                  Transactions
NATIONAL WESTMINISTER
BANK PLC

ROYAL BANK OF SCOTLAND    N/A                   22160      EBF LLC                         0.00      Multiple
PLC                                                                                                  Transactions
NATIONAL WESTMINISTER
BANK PLC

ROYAL BANK OF SCOTLAND    N/A                   22624      EFII                            0.00      Multiple
PLC                                                                                                  Transactions
NATIONAL WESTMINISTER
BANK PLC

ROYAL BANK OF SCOTLAND    N/A                   22625      E POWER HOLDINGS                0.00      Multiple
PLC                                                                                                  Transactions
NATIONAL WESTMINISTER
BANK PLC

ROYAL BANK OF SCOTLAND    N/A                   22880      EMI                             0.00      Multiple
PLC                                                                                                  Transactions
NATIONAL WESTMINISTER
BANK PLC

ROYAL BANK OF SCOTLAND    N/A                   22881      EFS-CMS                         0.00      Multiple
PLC                                                                                                  Transactions
NATIONAL WESTMINISTER
BANK PLC

                                 Q-III, Page 28

                                                            CLAIMED                               FINANCE TRANSACTION
     CLAIMANT NAME        ON BEHALF OF     CLAIM NO.        DEBTOR              CLAIMED AMOUNT    OR DEBT FACILITY
     -------------        ------------     ---------        ------              --------------    ----------------
ROYAL BANK OF SCOTLAND    N/A                22978          CEMS                        0.00          Multiple
PLC                                                                                                   Transactions
NATIONAL WESTMINISTER
BANK PLC
ROYAL BANK OF SCOTLAND    N/A                22980          ARTEMIS                     0.00          Multiple
PLC                                                                                                   Transactions
NATIONAL WESTMINISTER
BANK PLC
ROYAL BANK OF SCOTLAND    N/A                22981          EXPAT SERVICES              0.00          Multiple
PLC                                                                                                   Transactions
NATIONAL WESTMINISTER
BANK PLC
ROYAL BANK OF SCOTLAND    N/A                22982          LINGTEC                     0.00          Multiple
PLC                                                                                                   Transactions
NATIONAL WESTMINISTER
BANK PLC
ROYAL BANK OF SCOTLAND    N/A                23117          EGS                         0.00          Multiple
PLC                                                                                                   Transactions
NATIONAL WESTMINISTER
BANK PLC
ROYAL BANK OF SCOTLAND    N/A                23118          LGMC                        0.00          Multiple
PLC                                                                                                   Transactions
NATIONAL WESTMINISTER
BANK PLC
ROYAL BANK OF SCOTLAND    N/A                23119          LRC                         0.00          Multiple
PLC                                                                                                   Transactions
NATIONAL WESTMINISTER
BANK PLC
ROYAL BANK OF SCOTLAND    N/A                23120          LGMI                        0.00          Multiple
PLC                                                                                                   Transactions
NATIONAL WESTMINISTER
BANK PLC
ROYAL BANK OF SCOTLAND    N/A                23121          LRCI                        0.00          Multiple
PLC                                                                                                   Transactions
NATIONAL WESTMINISTER
BANK PLC
ROYAL BANK OF SCOTLAND    N/A                23122          ECG                         0.00          Multiple
PLC                                                                                                   Transactions
NATIONAL WESTMINISTER
BANK PLC
ROYAL BANK OF SCOTLAND    N/A                23123          ENROCK MANAGEMENT           0.00          Multiple
PLC                                                                                                   Transactions
NATIONAL WESTMINISTER
BANK PLC
ROYAL BANK OF SCOTLAND    N/A                23124          ECI TEXAS                   0.00          Multiple
PLC                                                                                                   Transactions
NATIONAL WESTMINISTER
BANK PLC
ROYAL BANK OF SCOTLAND    N/A                23125          ECI NEVADA                  0.00          Multiple
PLC                                                                                                   Transactions
NATIONAL WESTMINISTER
BANK PLC
ROYAL BANK OF SCOTLAND    N/A                23126          ENROCK                      0.00          Multiple
PLC                                                                                                   Transactions
NATIONAL WESTMINISTER
BANK PLC

                                 Q-III, Page 29

                                                            CLAIMED                               FINANCE TRANSACTION
     CLAIMANT NAME        ON BEHALF OF     CLAIM NO.        DEBTOR              CLAIMED AMOUNT    OR DEBT FACILITY
     -------------        ------------     ---------        ------              --------------    ----------------
ROYAL BANK OF SCOTLAND    N/A              23577               EFS VIII              0.00            Multiple
PLC                                                                                                  Transactions
NATIONAL WESTMINISTER
BANK PLC
ROYAL BANK OF SCOTLAND    N/A              23578               EFS XIII              0.00            Multiple
PLC                                                                                                  Transactions
NATIONAL WESTMINISTER
BANK PLC
ROYAL BANK OF SCOTLAND    N/A              23579               ECI                   0.00            Multiple
PLC                                                                                                  Transactions
NATIONAL WESTMINISTER
BANK PLC
ROYAL BANK OF SCOTLAND    N/A              23580               EPC                   0.00            Multiple
PLC                                                                                                  Transactions
NATIONAL WESTMINISTER
BANK PLC
ROYAL BANK OF SCOTLAND    N/A              23581               RICHMOND POWER        0.00            Multiple
PLC                                                                                                  Transactions
NATIONAL WESTMINISTER
BANK PLC
ROYAL BANK OF SCOTLAND    N/A              23582               ECTSVC                0.00            Multiple
PLC                                                                                                  Transactions
NATIONAL WESTMINISTER
BANK PLC
ROYAL BANK OF SCOTLAND    N/A              23583               EDF                   0.00            Multiple
PLC                                                                                                  Transactions
NATIONAL WESTMINISTER
BANK PLC
ROYAL BANK OF SCOTLAND    N/A              23584               ACFI                  0.00            Multiple
PLC                                                                                                  Transactions
NATIONAL WESTMINISTER
BANK PLC
ROYAL BANK OF SCOTLAND    N/A              23585               TPC                   0.00            Multiple
PLC                                                                                                  Transactions
NATIONAL WESTMINISTER
BANK PLC
ROYAL BANK OF SCOTLAND    N/A              23586               APACHI                0.00            Multiple
PLC                                                                                                  Transactions
NATIONAL WESTMINISTER
BANK PLC
ROYAL BANK OF SCOTLAND    N/A              23587               EDC                   0.00            Multiple
PLC                                                                                                  Transactions
NATIONAL WESTMINISTER
BANK PLC
ROYAL BANK OF SCOTLAND    N/A              23588               ETP                   0.00            Multiple
PLC                                                                                                  Transactions
NATIONAL WESTMINISTER
BANK PLC
ROYAL BANK OF SCOTLAND    N/A              23589               NSH                   0.00            Multiple
PLC                                                                                                  Transactions
NATIONAL WESTMINISTER
BANK PLC
ROYAL BANK OF SCOTLAND    N/A              23590               ENRON SOUTH           0.00            Multiple
PLC                                                            AMERICA                               Transactions
NATIONAL WESTMINISTER
BANK PLC

                                 Q-III, Page 30

                                                            CLAIMED                               FINANCE TRANSACTION
     CLAIMANT NAME        ON BEHALF OF     CLAIM NO.        DEBTOR              CLAIMED AMOUNT    OR DEBT FACILITY
     -------------        ------------     ---------        ------              --------------    ----------------
ROYAL BANK OF SCOTLAND    N/A              23591               EGPP                  0.00            Multiple
PLC                                                                                                  Transactions
NATIONAL WESTMINISTER
BANK PLC
ROYAL BANK OF SCOTLAND    N/A              23592               PGH                   0.00            Multiple
PLC                                                                                                  Transactions
NATIONAL WESTMINISTER
BANK PLC
ROYAL BANK OF SCOTLAND    N/A              23593               PTC                   0.00            Multiple
PLC                                                                                                  Transactions
NATIONAL WESTMINISTER
BANK PLC
ROYAL BANK OF SCOTLAND    N/A              23594               ENRON WIND STORM      0.00            Multiple
PLC                                                            LAKE I                                Transactions
NATIONAL WESTMINISTER
BANK PLC
ROYAL BANK OF SCOTLAND    N/A              23595               ALLIGATOR ALLEY       0.00            Multiple
PLC                                                                                                  Transactions
NATIONAL WESTMINISTER
BANK PLC
ROYAL BANK OF SCOTLAND    N/A              23596               ECT                   0.00            Multiple
PLC                                                                                                  Transactions
NATIONAL WESTMINISTER
BANK PLC
ROYAL BANK OF SCOTLAND    N/A              23597               ENRONONLINE           0.00            Multiple
PLC                                                                                                  Transactions
NATIONAL WESTMINISTER
BANK PLC
ROYAL BANK OF SCOTLAND    N/A              23598               ST. CHARLES           0.00            Multiple
PLC                                                            DEVELOPMENT                           Transactions
NATIONAL WESTMINISTER
BANK PLC
ROYAL BANK OF SCOTLAND    N/A              23599               CALCASIEU             0.00            Multiple
PLC                                                                                                  Transactions
NATIONAL WESTMINISTER
BANK PLC
ROYAL BANK OF SCOTLAND    N/A              23600               CALVERT CITY POWER    0.00            Multiple
PLC                                                                                                  Transactions
NATIONAL WESTMINISTER
BANK PLC
ROYAL BANK OF SCOTLAND    N/A              23601               ENRON ACS             0.00            Multiple
PLC                                                                                                  Transactions
NATIONAL WESTMINISTER
BANK PLC
ROYAL BANK OF SCOTLAND    N/A              23602               LOA                   0.00            Multiple
PLC                                                                                                  Transactions
NATIONAL WESTMINISTER
BANK PLC
ROYAL BANK OF SCOTLAND    N/A              23603               ENIL                  0.00            Multiple
PLC                                                                                                  Transactions
NATIONAL WESTMINISTER
BANK PLC
ROYAL BANK OF SCOTLAND    N/A              23604               EI                    0.00            Multiple
PLC                                                                                                  Transactions
NATIONAL WESTMINISTER
BANK PLC

                                 Q-III, Page 31

                                                            CLAIMED                               FINANCE TRANSACTION
     CLAIMANT NAME        ON BEHALF OF     CLAIM NO.        DEBTOR              CLAIMED AMOUNT    OR DEBT FACILITY
     -------------        ------------     ---------        ------              --------------    ----------------
ROYAL BANK OF SCOTLAND    N/A              23605               EINT                  0.00            Multiple
PLC                                                                                                  Transactions
NATIONAL WESTMINISTER
BANK PLC
ROYAL BANK OF SCOTLAND    N/A              23606               EMDE                  0.00            Multiple
PLC                                                                                                  Transactions
NATIONAL WESTMINISTER
BANK PLC
ROYAL BANK OF SCOTLAND    N/A              23607               WARPSPEED             0.00            Multiple
PLC                                                                                                  Transactions
NATIONAL WESTMINISTER
BANK PLC
ROYAL BANK OF SCOTLAND    N/A              23608               MODULUS               0.00            Multiple
PLC                                                                                                  Transactions
NATIONAL WESTMINISTER
BANK PLC
ROYAL BANK OF SCOTLAND    N/A              23609               TELECOM               0.00            Multiple
PLC                                                                                                  Transactions
NATIONAL WESTMINISTER
BANK PLC
ROYAL BANK OF SCOTLAND    N/A              23610               DATASYS               0.00            Multiple
PLC                                                                                                  Transactions
NATIONAL WESTMINISTER
BANK PLC
ROYAL BANK OF SCOTLAND    N/A              23611               RMTC                  0.00            Multiple
PLC                                                                                                  Transactions
NATIONAL WESTMINISTER
BANK PLC
ROYAL BANK OF SCOTLAND    N/A              23612               OMICRON               0.00            Multiple
PLC                                                                                                  Transactions
NATIONAL WESTMINISTER
BANK PLC
ROYAL BANK OF SCOTLAND    N/A              23613               EFS I                 0.00            Multiple
PLC                                                                                                  Transactions
NATIONAL WESTMINISTER
BANK PLC
ROYAL BANK OF SCOTLAND    N/A              23614               EFS II                0.00            Multiple
PLC                                                                                                  Transactions
NATIONAL WESTMINISTER
BANK PLC
ROYAL BANK OF SCOTLAND    N/A              23615               EFS III               0.00            Multiple
PLC                                                                                                  Transactions
NATIONAL WESTMINISTER
BANK PLC
ROYAL BANK OF SCOTLAND    N/A              23616               EFS V                 0.00            Multiple
PLC                                                                                                  Transactions
NATIONAL WESTMINISTER
BANK PLC
ROYAL BANK OF SCOTLAND    N/A              23617               EFS VI                0.00            Multiple
PLC                                                                                                  Transactions
NATIONAL WESTMINISTER
BANK PLC
ROYAL BANK OF SCOTLAND    N/A              23618               EFS VII               0.00            Multiple
PLC                                                                                                  Transactions
NATIONAL WESTMINISTER
BANK PLC

                                 Q-III, Page 32

                                                            CLAIMED                               FINANCE TRANSACTION
     CLAIMANT NAME        ON BEHALF OF     CLAIM NO.        DEBTOR              CLAIMED AMOUNT    OR DEBT FACILITY
     -------------        ------------     ---------        ------              --------------    ----------------
ROYAL BANK OF SCOTLAND    N/A              23619               EFS IX                0.00            Multiple
PLC                                                                                                  Transactions
NATIONAL WESTMINISTER
BANK PLC
ROYAL BANK OF SCOTLAND    N/A              23620               EFS X                 0.00            Multiple
PLC                                                                                                  Transactions
NATIONAL WESTMINISTER
BANK PLC
ROYAL BANK OF SCOTLAND    N/A              23621               EFS XI                0.00            Multiple
PLC                                                                                                  Transactions
NATIONAL WESTMINISTER
BANK PLC
ROYAL BANK OF SCOTLAND    N/A              23622               EFS XII               0.00            Multiple
PLC                                                                                                  Transactions
NATIONAL WESTMINISTER
BANK PLC
ROYAL BANK OF SCOTLAND    N/A              23623               EFS XV                0.00            Multiple
PLC                                                                                                  Transactions
NATIONAL WESTMINISTER
BANK PLC
ROYAL BANK OF SCOTLAND    N/A              23624               EFS XVII              0.00            Multiple
PLC                                                                                                  Transactions
NATIONAL WESTMINISTER
BANK PLC
ROYAL BANK OF SCOTLAND    N/A              23625               JOVINOLE              0.00            Multiple
PLC                                                                                                  Transactions
NATIONAL WESTMINISTER
BANK PLC
ROYAL BANK OF SCOTLAND    N/A              23626               EFS HOLDINGS          0.00            Multiple
PLC                                                                                                  Transactions
NATIONAL WESTMINISTER
BANK PLC
ROYAL BANK OF SCOTLAND    N/A              23627               EOSC                  0.00            Multiple
PLC                                                                                                  Transactions
NATIONAL WESTMINISTER
BANK PLC
ROYAL BANK OF SCOTLAND    N/A              23628               GREEN POWER           0.00            Multiple
PLC                                                                                                  Transactions
NATIONAL WESTMINISTER
BANK PLC
ROYAL BANK OF SCOTLAND    N/A              23629               TLS INV               0.00            Multiple
PLC                                                                                                  Transactions
NATIONAL WESTMINISTER
BANK PLC
ROYAL BANK OF SCOTLAND    N/A              23630               ECT SECURITIES        0.00            Multiple
PLC                                                            LIMITED                               Transactions
NATIONAL WESTMINISTER                                          PARTNERSHIP
BANK PLC
ROYAL BANK OF SCOTLAND    N/A              23631               ECT SECURITIES LP     0.00            Multiple
PLC                                                                                                  Transactions
NATIONAL WESTMINISTER
BANK PLC
ROYAL BANK OF SCOTLAND    N/A              23632               ECT SECURITIES GP     0.00            Multiple
PLC                                                                                                  Transactions
NATIONAL WESTMINISTER
BANK PLC

                                 Q-III, Page 33

                                                            CLAIMED                               FINANCE TRANSACTION
     CLAIMANT NAME        ON BEHALF OF     CLAIM NO.        DEBTOR              CLAIMED AMOUNT    OR DEBT FACILITY
     -------------        ------------     ---------        ------              --------------    ----------------
ROYAL BANK OF SCOTLAND    N/A              23633               KUCC CLEBURNE         0.00            Multiple
PLC                                                                                                  Transactions
NATIONAL WESTMINISTER
BANK PLC
ROYAL BANK OF SCOTLAND    N/A              23634               EIAM                  0.00            Multiple
PLC                                                                                                  Transactions
NATIONAL WESTMINISTER
BANK PLC
ROYAL BANK OF SCOTLAND    N/A              23635               EBPHXI                0.00            Multiple
PLC                                                                                                  Transactions
NATIONAL WESTMINISTER
BANK PLC
ROYAL BANK OF SCOTLAND    N/A              23636               EHC                   0.00            Multiple
PLC                                                                                                  Transactions
NATIONAL WESTMINISTER
BANK PLC
ROYAL BANK OF SCOTLAND    N/A              23637               EDM                   0.00            Multiple
PLC                                                                                                  Transactions
NATIONAL WESTMINISTER
BANK PLC
ROYAL BANK OF SCOTLAND    N/A              23638               EIKH                  0.00            Multiple
PLC                                                                                                  Transactions
NATIONAL WESTMINISTER
BANK PLC
ROYAL BANK OF SCOTLAND    N/A              23639               ECH                   0.00            Multiple
PLC                                                                                                  Transactions
NATIONAL WESTMINISTER
BANK PLC
ROYAL BANK OF SCOTLAND    N/A              23640               EIAC                  0.00            Multiple
PLC                                                                                                  Transactions
NATIONAL WESTMINISTER
BANK PLC
ROYAL BANK OF SCOTLAND    N/A              23641               EBPIXI                0.00            Multiple
PLC                                                                                                  Transactions
NATIONAL WESTMINISTER
BANK PLC
ROYAL BANK OF SCOTLAND    N/A              23642               PAULISTA              0.00            Multiple
PLC                                                                                                  Transactions
NATIONAL WESTMINISTER
BANK PLC
ROYAL BANK OF SCOTLAND    N/A              23643               EPCSC                 0.00            Multiple
PLC                                                                                                  Transactions
NATIONAL WESTMINISTER
BANK PLC
ROYAL BANK OF SCOTLAND    N/A              23644               PIPELINE SERVICES     0.00            Multiple
PLC                                                                                                  Transactions
NATIONAL WESTMINISTER
BANK PLC
ROYAL BANK OF SCOTLAND    N/A              23645               ETPC                  0.00            Multiple
PLC                                                                                                  Transactions
NATIONAL WESTMINISTER
BANK PLC
ROYAL BANK OF SCOTLAND    N/A              23646               ELFI                  0.00            Multiple
PLC                                                                                                  Transactions
NATIONAL WESTMINISTER
BANK PLC

                                 Q-III, Page 34

                                                            CLAIMED                               FINANCE TRANSACTION
     CLAIMANT NAME        ON BEHALF OF     CLAIM NO.        DEBTOR              CLAIMED AMOUNT    OR DEBT FACILITY
     -------------        ------------     ---------        ------              --------------    ----------------
ROYAL BANK OF SCOTLAND    N/A              23647               EMMS                  0.00            Multiple
PLC                                                                                                  Transactions
NATIONAL WESTMINISTER
BANK PLC
ROYAL BANK OF SCOTLAND    N/A              23663               ECFL                  0.00            Multiple
PLC                                                                                                  Transactions
NATIONAL WESTMINISTER
BANK PLC
ROYAL BANK OF SCOTLAND    N/A              23664               EPGI                  0.00            Multiple
PLC                                                                                                  Transactions
NATIONAL WESTMINISTER
BANK PLC
ROYAL BANK OF SCOTLAND    N/A              23675               ENRON GATHERING       0.00            Multiple
PLC                                                                                                  Transactions
NATIONAL WESTMINISTER
BANK PLC
ROYAL BANK OF SCOTLAND    N/A              23676               EGP                   0.00            Multiple
PLC                                                                                                  Transactions
NATIONAL WESTMINISTER
BANK PLC
ROYAL BANK OF SCOTLAND    N/A              23677               EAMR                  0.00            Multiple
PLC                                                                                                  Transactions
NATIONAL WESTMINISTER
BANK PLC
ROYAL BANK OF SCOTLAND    N/A              23678               EBPHI                 0.00            Multiple
PLC                                                                                                  Transactions
NATIONAL WESTMINISTER
BANK PLC
ROYAL BANK OF SCOTLAND    N/A              23679               EBHL                  0.00            Multiple
PLC                                                                                                  Transactions
NATIONAL WESTMINISTER
BANK PLC
ROYAL BANK OF SCOTLAND    N/A              23680               ENRON WIND STORM      0.00            Multiple
PLC                                                            LAKE II                               Transactions
NATIONAL WESTMINISTER
BANK PLC
ROYAL BANK OF SCOTLAND    N/A              23681               EREC                  0.00            Multiple
PLC                                                                                                  Transactions
NATIONAL WESTMINISTER
BANK PLC
ROYAL BANK OF SCOTLAND    N/A              23682               EA III                0.00            Multiple
PLC                                                                                                  Transactions
NATIONAL WESTMINISTER
BANK PLC
ROYAL BANK OF SCOTLAND    N/A              23683               EWLB                  0.00            Multiple
PLC                                                                                                  Transactions
NATIONAL WESTMINISTER
BANK PLC
ROYAL BANK OF SCOTLAND    N/A              23685               EFS IV                0.00            Multiple
PLC                                                                                                  Transactions
NATIONAL WESTMINISTER
BANK PLC
ROYAL BANK OF SCOTLAND    N/A              23686               TRANSWESTERN          0.00            Multiple
PLC                                                                                                  Transactions
NATIONAL WESTMINISTER
BANK PLC

                                 Q-III, Page 35

                                                              CLAIMED                                       FINANCE TRANSACTION
     CLAIMANT NAME        ON BEHALF OF           CLAIM NO.     DEBTOR            CLAIMED AMOUNT              OR DEBT FACILITY
     -------------        ------------           ---------     ------            --------------              ----------------
ROYAL BANK OF SCOTLAND    N/A                       24292      VICTORY GARDEN                  0.00         Multiple
PLC                                                                                                         Transactions
NATIONAL WESTMINISTER
BANK PLC
ROYAL BANK OF SCOTLAND    N/A                       24293      ECB                             0.00         Multiple
PLC                                                                                                         Transactions
NATIONAL WESTMINISTER
BANK PLC
ROYAL BANK OF SCOTLAND    N/A                       24294      CABAZON POWER                   0.00         Multiple
PLC                                                                                                         Transactions
NATIONAL WESTMINISTER
BANK PLC
ROYAL BANK OF SCOTLAND    N/A                       24295      CABAZON HOLDINGS                0.00         Multiple
PLC                                                                                                         Transactions
NATIONAL WESTMINISTER
BANK PLC
SALOMON SMITH BARNEY,     SALOMON SMITH BARNEY,     13678      ENE                             0.00         N/A
INC.                      INC.
                          SALOMON BROTHERS
                          HOLDING COMPANY
SENECA LEASING PARTNERS   N/A                       14185      ENE                             0.00         N/A
L.P.

SENECA LEASING PARTNERS   N/A                       14186      ENA                             0.00         N/A
L.P.

SIDERIVER INVESTMENT      N/A                       12880      ENE                             0.00         ETOL
LIMITED
SPHINX TRUST              N/A                       13090      ENE                    24,219,515.49         Nile
SPHINX TRUST              N/A                       13091      ENE                    24,219,515.49         Nile
SUNDANCE ASSETS C/O       N/A                       14212      ENE                   472,816,000.00         Rawhide
CITIBANK, N.A.
TORONTO DOMINION          N/A                       19053      ENE                    45,000,000.00         N/A
(TEXAS), INC.
TORONTO DOMINION          N/A                       19060      ENE                    13,631,025.00         N/A
(TEXAS), INC.
TORONTO DOMINION          N/A                       19061      ENA                    26,785,308.00         N/A
(TEXAS), INC.
CONTINENTAL CASUALTY      N/A                        9316      ENE                            $0.00         Mahonia
CO./NATIONAL

CONTINENTAL CASUALTY      N/A                       10654      ENGMC                           0.00         Mahonia
CO./NATIONAL

CONTINENTAL CASUALTY      N/A                       10655      ENGMC                           0.00         Mahonia
CO./NATIONAL

CONTINENTAL CASUALTY      N/A                        9320      ENGMC                           0.00         Mahonia
CO./NATIONAL

CONTINENTAL CASUALTY      N/A                        9320      ENGMC                           0.00         Mahonia
CO./NATIONAL

FEDERAL INSURANCE         N/A                        9314      ENE                             0.00         Mahonia
COMPANY

FEDERAL INSURANCE         N/A                        9318      ENGMC                           0.00         Mahonia
COMPANY

FEDERAL INSURANCE         N/A                        9318      ENGMC                           0.00         Mahonia
COMPANY

                                 Q-III, Page 36

                                                              CLAIMED                                       FINANCE TRANSACTION
     CLAIMANT NAME        ON BEHALF OF           CLAIM NO.     DEBTOR            CLAIMED AMOUNT              OR DEBT FACILITY
     -------------        ------------           ---------     ------            --------------              ----------------
FEDERAL INSURANCE         N/A                        9319      ENA                             0.00         Mahonia
COMPANY

FEDERAL INSURANCE         N/A                        9319      ENA                             0.00         Mahonia
COMPANY

HARTFORD FIRE INSURANCE   N/A                       11343      ENA                    53,785,097.00         Mahonia
COMPANY

HARTFORD FIRE INSURANCE   N/A                       11344      ENE                    53,785,097.00         Mahonia
COMPANY

LUMBERMENS MUTUAL         N/A                       11342      ENA                   173,093,043.45         Mahonia
CASUALTY COMPANY
LUMBERMENS MUTUAL         N/A                       11345      ENE                   179,075,868.33         Mahonia
CASUALTY COMPANY
LUMBERMENS MUTUAL         N/A                       19547      SSLC                  179,075,868.33         Mahonia
INSURANCE

LUMBERMENS MUTUAL         N/A                       19548      SAN JUAN GAS          179,075,868.33         Mahonia
INSURANCE

LUMBERMENS MUTUAL         N/A                       19549      VENTURES              179,075,868.33         Mahonia
INSURANCE

LUMBERMENS MUTUAL         N/A                       19550      EPSC                  179,075,868.33         Mahonia
INSURANCE

LUMBERMENS MUTUAL         N/A                       19551      ENW                   179,075,868.33         Mahonia
INSURANCE

LUMBERMENS MUTUAL         N/A                       19552      ELFI                  179,075,868.33         Mahonia
INSURANCE

LUMBERMENS MUTUAL         N/A                       19553      EIM                   179,075,868.33         Mahonia
INSURANCE

LUMBERMENS MUTUAL         N/A                       19554      EGM                   179,075,868.33         Mahonia
INSURANCE

LUMBERMENS MUTUAL         N/A                       19555      EECC                  179,075,868.33         Mahonia
INSURANCE

LUMBERMENS MUTUAL         N/A                       19556      EES                   179,075,868.33         Mahonia
INSURANCE

LUMBERMENS MUTUAL         N/A                       19557      EBF LLC               179,075,868.33         Mahonia
INSURANCE

LUMBERMENS MUTUAL         N/A                       19558      BAM                   179,075,868.33         Mahonia
INSURANCE

SAFECO INSURANCE CO OF    N/A                       19534      SSLC                  199,633,312.98         Mahonia
AMERICA

SAFECO INSURANCE CO OF    N/A                       19535      SAN JUAN GAS          199,633,312.98         Mahonia
AMERICA

SAFECO INSURANCE CO OF    N/A                       19536      VENTURES              199,633,312.98         Mahonia
AMERICA

SAFECO INSURANCE CO OF    N/A                       19537      EPSC                  199,633,312.98         Mahonia
AMERICA

SAFECO INSURANCE CO OF    N/A                       19538      ENW                   199,633,312.98         Mahonia
AMERICA

SAFECO INSURANCE CO OF    N/A                       19539      ELFI                  199,633,312.98         Mahonia
AMERICA

                                 Q-III, Page 37

                                                              CLAIMED                                       FINANCE TRANSACTION
     CLAIMANT NAME        ON BEHALF OF           CLAIM NO.     DEBTOR            CLAIMED AMOUNT              OR DEBT FACILITY
     -------------        ------------           ---------     ------            --------------              ----------------
SAFECO INSURANCE CO OF    N/A                       19540      EIM                   199,633,312.98         Mahonia
AMERICA

SAFECO INSURANCE CO OF    N/A                       19541      EGM                   199,633,312.98         Mahonia
AMERICA

SAFECO INSURANCE CO OF    N/A                       19542      EECC                  199,633,312.98         Mahonia
AMERICA

SAFECO INSURANCE CO OF    N/A                       19543      EES                   199,633,312.98         Mahonia
AMERICA

SAFECO INSURANCE CO OF    N/A                       19544      EBF LLC               199,633,312.98         Mahonia
AMERICA

SAFECO INSURANCE CO OF    N/A                       19545      BAM                   199,633,312.98         Mahonia
AMERICA

SAFECO INSURANCE          N/A                       11347      EES                    15,184,432.88         Mahonia
COMPANY OF

SAFECO INSURANCE          N/A                       11349      ENGMC                  50,360,518.21         Mahonia
COMPANY OF

SAFECO INSURANCE          N/A                       11350      ENA                    49,965,655.69         Mahonia
COMPANY OF

SAFECO INSURANCE          N/A                       19546      ENE                   199,633,312.98         Mahonia
COMPANY OF AMERICA

ST. PAUL FIRE AND         N/A                       13073      ENA                             0.00         Mahonia
MARINE INSURANCE

TRAVELERS CASUALTY &      N/A                       13130      ENA                             0.00         Mahonia
SECURITY

TRAVELERS CASUALTY &      N/A                       13059      ENGMC                           0.00         Mahonia
SURETY CO. OF

TRAVELERS CASUALTY &      N/A                       13070      ENE                             0.00         Mahonia
SURETY COMPANY

STATE STREET BANK AND     N/A                       10806      ENE                    74,290,471.35         JT Holdings
TRUST

STATE STREET BANK AND     N/A                       10807      ENE                    74,290,471.35         JT Holdings
TRUST

STATE STREET BANK AND     N/A                       10808      VENTURES               75,853,104.67         JT Holdings
TRUST

BANK OF AMERICA, N.A.     N/A                        9005      ENE                     9,538,288.96         N/A

BANK OF AMERICA, N.A.     N/A                        9004      ENE                    81,906,547.18         N/A

BANK OF AMERICA, N.A.     N/A                        7530      ENE                             0.00         N/A

BANK OF AMERICA, N.A.     N/A                        8998      ENE                             0.00         N/A

BANK OF AMERICA, N.A.     N/A                        8999      ENE                             0.00         N/A

BANK OF AMERICA, N.A.     N/A                        9000      ENE                             0.00         N/A

BANK OF AMERICA, N.A.     N/A                       13594      ENE                    10,000,000.00         N/A

ECT EQUITY CORP.          N/A                   100901690      ENE                    98,389,040.00         Investing
                                                                                                            Partners/Steel

EIM                       N/A                   100997350      ENE                       732,938.00         N/A
EIM                       N/A                   100983500      ENE                       752,452.00         N/A
FIREMAN'S FUND            N/A                       19270      ENE                     1,812,106.82         Mahonia
INSURANCE COMPANY

                                 Q-III, Page 38

                                                              CLAIMED                                       FINANCE TRANSACTION
     CLAIMANT NAME        ON BEHALF OF           CLAIM NO.     DEBTOR            CLAIMED AMOUNT              OR DEBT FACILITY
     -------------        ------------           ---------     ------            --------------              ----------------
FIREMAN'S FUND            N/A                       19271      ENGMC                     260,858.44         Mahonia
INSURANCE COMPANY

FIREMAN'S FUND            N/A                       19276      ENE                    19,090,095.10         Mahonia
INSURANCE COMPANY

KLONDIKE RIVER ASSETS,    N/A                   100985140      ENE                   403,999,900.00         N/A
LLC

YOSEMITE SECURITIES       N/A                       18236      ENE                      240,000,000         Yosemite/Credit
COMPANY LTD.                                                                                                Linked Notes



                                 Q-III, Page 39

APPENDIX Q-IV: SUBORDINATED PENALTY CLAIMS

            This Appendix lists Claims that the Debtors have preliminarily identified as potential subordinated penalty Claims. These Claims were filed by governmental, regulatory or taxing authorities.(1) The Debtors reserve the right to identify additional potential subordinated penalty claims. The Debtors assert that, in accordance with the priority scheme under the Bankruptcy Code, all or part of the Claims listed below are subordinated to General Unsecured Claims. The Debtors reserve the right to seek to have all or part of these Claims subordinated and the Debtors intend to seek such subordination. Although this is the Debtors' contention, the Bankruptcy Court may ultimately conclude that one or more of these claims should not be subordinated. However, it should be noted that the Debtors have negotiated and are in the process of negotiating agreements with certain government agencies regarding the subordination of all or part of their claims. Nonetheless, there can be no assurances that the Debtors will be able to resolve all of these issues consensually.

         CLAIMANT NAME                                                    CLAIM NO.     CLAIMED DEBTOR
Aldine Independent School District                                          2527        ENE
Aldine ISD                                                                  3752        ENE
Arizona Department of Revenue                                               358         ENE
Arkansas Department of Environmental Quality                                3215        EBF LLC
Arkansas Dept. of Finance & Administration                                  15039       ENE
Attorney General of the State of Washington                                 24390       ENE, ENA, EPMI, EESO, EEMC, EESI, EES,
                                                                                        EESNA, ECT
Bart Hartman, San Diego Tax Collector                                       5914        GSP
Bexar County                                                                2472        ENE
Bill Lockyer, Attorney General, Oakland, CA                                 12172       ENA
Bill Lockyer, Attorney General, Oakland, CA                                 12173       ENE
Bill Lockyer, Attorney General, Oakland, CA                                 12174       EPMI
Bill Lockyer, Attorney General, Oakland, CA                                 12254       EES, LLC
Bill Lockyer, Attorney General, Oakland, CA                                 12255       EESI
Bill Lockyer, Attorney General, Oakland, CA                                 12256       EEMC
Bill Lockyer, Attorney General, Oakland, CA                                 12257       EESO
Blaine County                                                               3306        EBS LP
Borrego Water District                                                      12234       ENA
Calcasieu Parish School Board                                               4408        EBS
California Department of Water Resources                                    12495       EESI
California Department of Water Resources                                    12497       EPMI
California Department of Water Resources                                    12498       ENA
California Department of Water Resources                                    12500       ENE
California Energy Commission (CEC)                                          12460       EREC V
California Energy Commission (CEC)                                          12464       EREC III
California Energy Commission (CEC)                                          12465       EREC II
California Energy Commission (CEC)                                          12466       EREC I
California Energy Commission (CEC)                                          12470       EWES
California Energy Commission (CEC)                                          12474       EWSI
California Energy Commission (CEC)                                          12479       EWC
California Energy Commission (CEC)                                          12480       ENE
California Energy Commission (CEC)                                          21124       EREC IV
Citizens of the State of Washington, ex rel. Christine Gregoire, AG         18502       ENE
City & County of San Francisco                                              3255        Enron Marketing Corp. (PG&E Energy Services)


--------
(1) The Commodity Futures Trading Commission has filed a motion for leave to file a late Claim against the Debtors. As the hearing to consider the motion has been adjourned, no Claim has been filed. To the extent that the Bankruptcy Court allows the late filed Claim, the Debtors reserve the right to object to and/or seek to subordinate such Claim, in whole or in part.


                                  Q-IV, Page 1

         CLAIMANT NAME                                                    CLAIM NO.         CLAIMED DEBTOR
         -------------                                                    ---------         --------------
City & County of San Francisco                                              3256            ENA
City & County of San Francisco                                              3257            Bentley Engineering Co. (EESNA)
City and County of Denver/Treasury                                          1124            VARIOUS
City of Aspermont, Aspermont Independent School District                    3013            ENE
City of Kansas City, Missouri, Revenue Division                             2619            EESNA
City of Laredo, TX                                                          4745            EMCC
City of Memphis                                                             11751           EBS
City of Midland, Midland County Hospital District, Midland ISD, Midland     2644            ENE
County Junior College District
City of Pasadena                                                            5769            EEMC
City of Pittsburgh                                                          21136           EESI
City of Vallejo                                                             4358            EEMC
City of Vallejo                                                             21967           EEMC
Collector of Revenue - City of New Orleans                                  6274            EBS
Collector of Revenue, City of New Orleans                                   8013            ECLC
Colorado Department of Revenue                                              22179           EESNA
Commission of Revenue for the Commonwealth of Massachusetts                 5479            EESI
Commissioner of Revenue for the Commonwealth of Massachusetts               2905            NEPCO
Commissioner of Revenue of the State of Tennessee                           1015            ENE
Commissioner of Revenue, State of Tennessee                                 4027            ENE
Commonwealth of Kentucky Revenue Cabinet                                    21186           ENE
Commonwealth of Kentucky Revenue Cabinet                                    21215           ENE
Commonwealth of Puerto Rico                                                 11679           ENE
Connecticut Department of Revenue Services                                  2568            EESI
Connecticut Department of Revenue Services                                  4047            EESI
Connecticut Department of Revenue Services                                  22046           EESI
County of Crockett                                                          5148            ENE
Cowlitz County                                                              4096            ENE, EBS
Crosby Independent School District                                          2412            ENE
Cypress-Fairbanks ISD                                                       38              ENE
Cypress-Fairbanks ISD                                                       39              ENE
Cypress-Fairbanks ISD                                                       7024            ENE
Dallas County                                                               1536            ENE
Dallas County                                                               21151           ENE
Dayton ISD                                                                  5820            EBS
Deer Park ISD                                                               14              ENE
Deer Park ISD                                                               32              ENE
Deer Park ISD                                                               2164            Methanol
Department of Finance city of Tacoma                                        1087            EPMI
Department of Labor and Industries                                          4707            NEPCO
Department of Labor and Industries (Washington)                             21350           NEPCO
Department of Revenue/State of Florida                                      2208            EESO
Department of Revenue/State of Florida                                      3364            EESO
Department of Revenue/State of Florida                                      3365            ECLC
Department of Revenue/State of Florida                                      4059            ECLC
Department of Revenue/State of Florida                                      16982           ECLC
Department of Revenue/State of Florida                                      16983           EESO
Department of Revenue/State of Florida                                      22118           ECLC
Devers ISD                                                                  5807            ENE
Director of Taxation, Kansas Department of Revenue                          17999           ENE
Ellis County                                                                2126            ENE
Elmore County                                                               3359            EBS
Elmore County                                                               3616            EBS
Equal Employment Opportunity Commission                                     20797           EPC Estate Services, Inc. (f/k/a NEPCO)
Fallbrook Public Utility District                                           12233           ENA
Federal Railroad Administration                                             20106           Enron Clean Fuels Company
Gooding County                                                              4219            ENE
Government of the District of Columbia, Office of Tax and Revenue           5862            ENE
Gwinnett County Tax Commissioner                                            21555           EES
Hawaii State Tax Collector                                                  21921           Zond Pacific
Iberville Parish                                                            3105            ENE
Illinois Department of Revenue                                              1314            ENE

                                  Q-IV, Page 2

         CLAIMANT NAME                                                    CLAIM NO.         CLAIMED DEBTOR
         -------------                                                    ---------         --------------
Illinois Department of Revenue                                              1631            ECLC
Illinois Department of Revenue                                              2150            EGLI
Indiana Department of Revenue                                               544             ENE
Indiana Department of Revenue                                               1689            ENE
Irving ISD                                                                  5752            ENE
Irving ISD                                                                  6007            ENE
Jesse White, Secretary of State, Dept. of Business Services, IL             3213            EEMC
Joe G. Tedder, Tax Collector (Bartow, FL)                                   769             ENE
Joe G. Tedder, Tax Collector (Bartow, FL)                                   770             ENE
Joe G. Tedder, Tax Collector (Bartow, FL)                                   773             ENE
Joe G. Tedder, Tax Collector (Bartow, FL)                                   775             ENE
Joe G. Tedder, Tax Collector (Bartow, FL)                                   776             ENE
Joe G. Tedder, Tax Collector (Bartow, FL)                                   777             ENE
Joe G. Tedder, Tax Collector (Bartow, FL)                                   778             ENE
Joe G. Tedder, Tax Collector (Bartow, FL)                                   779             ENE
Joe G. Tedder, Tax Collector (Bartow, FL)                                   780             ENE
Joe G. Tedder, Tax Collector (Bartow, FL)                                   781             ENE
Joe G. Tedder, Tax Collector (Bartow, FL)                                   782             ENE
Joe G. Tedder, Tax Collector (Bartow, FL)                                   783             ENE
Joe G. Tedder, Tax Collector (Bartow, FL)                                   784             ENE
King County Treasury Operations                                             2267            ENE
Lincoln County                                                              4425            EBS
Los Angeles County Treasurer and Tax Collector                              8046            EEIS
Louisiana Department of Revenue                                             2694            EPSC
Louisiana Department of Revenue                                             2718            NEPCO
Louisiana Department of Revenue                                             3205            EEPC
Louisiana Department of Revenue                                             16991           ERAC
Massachusetts Department of Revenue, Litigation Bureau, Bankruptcy          678             ENE
Massachusetts Department of Revenue, Litigation Bureau, Bankruptcy          679             EBS
Massachusetts Department of Revenue, Litigation Bureau, Bankruptcy          686             EEMC (PG&E Energy Services Corporation)
Massachusetts Department of Revenue, Litigation Bureau, Bankruptcy          720             EESO
Massachusetts Department of Revenue, Litigation Bureau, Bankruptcy          2096            EPIC
Massachusetts Department of Revenue, Litigation Bureau, Bankruptcy          2117            EEMC (PG&E Energy Services Corporation)
Massachusetts Department of Revenue, Litigation Bureau, Bankruptcy          2118            EESO
Massachusetts Department of Revenue, Litigation Bureau, Bankruptcy          2119            EBS
Massachusetts Department of Revenue, Litigation Bureau, Bankruptcy          2120            ENA
Massachusetts Department of Revenue, Litigation Bureau, Bankruptcy          2860            ENE
Massachusetts Department of Revenue, Litigation Bureau, Bankruptcy          2861            EESO
Massachusetts Department of Revenue, Litigation Bureau, Bankruptcy          2863            ENA
Massachusetts Department of Revenue, Litigation Bureau, Bankruptcy          2864            EBS
Massachusetts Department of Revenue, Litigation Bureau, Bankruptcy          2865            EEMC (& PG&E Energy Services Corporation
Massachusetts Department of Revenue, Litigation Bureau, Bankruptcy          2909            EECC
McLennan County                                                             1987            ENE
Midland County                                                              11534           ENE
Minidoka County Tax Collector                                               3713            EBS
Mississippi State Tax Commission                                            7038            ENE
Mississippi State Tax Commission                                                            ENE
Mississippi State Tax Commission                                            15055           ENE
Missouri Department of Revenue                                              785             EBS
Missouri Department of Revenue                                              787             EEMC
Missouri Department of Revenue                                              1284            OEC

                                  Q-IV, Page 3

         CLAIMANT NAME                                                    CLAIM NO.           CLAIMED DEBTOR
         -------------                                                    ---------           --------------
Missouri Department of Revenue                                              1721                  EBS
Missouri Department of Revenue                                              1722                  EBS
Missouri Department of Revenue                                              1726                  EESI
Missouri Department of Revenue                                              1796                  EESI
Missouri Department of Revenue                                              1833                  EBS
Missouri Department of Revenue                                              1921                  ECLC
Missouri Department of Revenue                                              1978                  ECLC
Missouri Department of Revenue                                              2009                  EESO
Missouri Department of Revenue                                              2654                  EESI
Missouri Department of Revenue                                              2655                  ECLC
Missouri Department of Revenue                                              2656                  EESO
Missouri Department of Revenue                                              2657                  OEC
Missouri Department of Revenue                                              2658                  OEC
Missouri Department of Revenue                                              7095                  EBS
Missouri Department of Revenue                                              7157                  EIM
Mitchell County                                                             4035                  ENE
New Jersey Bureau of Securities                                             8703                  ENE
New York State Department of Taxation and Finance                           1                     EGLI
New York State Department of Taxation and Finance                           2                     ENA
New York State Department of Taxation and Finance                           3                     EESI
New York State Department of Taxation and Finance                           6                     EMCC
New York State Department of Taxation and Finance                           7                     EBS
New York State Department of Taxation and Finance                           8                     EEMC (& PG&E Energy Services)
New York State Department of Taxation and Finance                           232                   EESI
New York State Department of Taxation and Finance                           237                   EEMC (& PG&E Energy Services)
New York State Department of Taxation and Finance                           238                   EESI
New York State Department of Taxation and Finance                           535                   EESI
New York State Department of Taxation and Finance                           541                   EEMC (& PG&E Energy Services)
New York State Department of Taxation and Finance                           571                   ENE
New York State Department of Taxation and Finance                           659                   OEC
New York State Department of Taxation and Finance                           664                   GSP
New York State Department of Taxation and Finance                           723                   EMCC
New York State Department of Taxation and Finance                           725                   GSP
New York State Department of Taxation and Finance                           726                   EESO
New York State Department of Taxation and Finance                           933                   EESI
New York State Department of Taxation and Finance                           936                   ENA
New York State Department of Taxation and Finance                           1055                  EEMC (& PG&E Energy Services)
New York State Department of Taxation and Finance                           1383                  EIM
New York State Department of Taxation and Finance                           1704                  EESI
New York State Department of Taxation and Finance                           1778                  Omnicomp Inc.
New York State Department of Taxation and Finance                           1794                  EEMC & PG&E Energy Services
New York State Department of Taxation and Finance                           1838                  EBS
New York State Department of Taxation and Finance                           1849                  ENE
New York State Department of Taxation and Finance                           1959                  EEMC & PG&E Energy Services
New York State Department of Taxation and Finance                           1959                  EEMC & PG&E Energy Services
New York State Department of Taxation and Finance                           2097                  EESI
New York State Department of Taxation and Finance                           2248                  EEMC (& PG&E Energy Services)
New York State Department of Taxation and Finance                           2270                  EBS LP
New York State Department of Taxation and Finance                           2324                  EESO
New York State Department of Taxation and Finance                           2761                  EESI
New York State Department of Taxation and Finance                           2762                  EESO
New York State Department of Taxation and Finance                           2763                  EEMC & PG&E Energy Services
New York State Department of Taxation and Finance                           4033                  EGLI
New York State Department of Taxation and Finance                           4527                  EBS LP
New York State Department of Taxation and Finance                           4557                  ENA
New York State Department of Taxation and Finance                           4710                  OEC
New York State Department of Taxation and Finance                           6477                  ENE
New York State Department of Taxation and Finance                           6478                  ELFI
New York State Department of Taxation and Finance                           15518                 EPMI
New York State Department of Taxation and Finance                           15519                 EESI
New York State Department of Taxation and Finance                           21361                 Servico New York, Inc.
New York State Department of Taxation and Finance                           21557                 ENA
New York State Department of Taxation and Finance                           21558                 EPMI
New York State Department of Taxation and Finance                           22085                 EBS LP
New York State Department of Taxation and Finance                           22176                 EESO

                                  Q-IV, Page 4

         CLAIMANT NAME                                                    CLAIM NO.          CLAIMED DEBTOR
         -------------                                                    ---------          --------------
North Dakota Office of State Tax Commissioner                               643              ENE
North Forest ISD                                                            33               ENE
North Forest ISD                                                            34               ENE
Nueces County                                                               1986             ENE
Office of State Tax Commission (ND)                                         7018             ENE
Oklahoma Tax Commission                                                     1981             EEMC (PG&E Energy Services Corporation)
Oklahoma Tax Commission                                                     2216             ERAC
Oklahoma Tax Commission                                                     2354             ENE
Oklahoma Tax Commission                                                     2510             ECLC
Oregon Department of Justice                                                24387            ENE, ENA, EPMI, EESO, EEMC, EESI, EES,
                                                                                             EESNA, ECT
Padre Dam Municipal Water District                                          12232            ENA
Pennsylvania Department of Revenue                                          1935             ENA
Pennsylvania Department of Revenue                                          1936             EPMI
Pennsylvania Department of Revenue                                          1938             EESO
Pennsylvania Department of Revenue                                          1939             EEMC
Pennsylvania Department of Revenue                                          1942             EFM
Pennsylvania Department of Revenue                                          1944             ENW
Pennsylvania Department of Revenue                                          1946             EESI
Pennsylvania Department of Revenue                                          2276             ENA
Pennsylvania Department of Revenue                                          2582             EESI
Pennsylvania Department of Revenue                                          3407             EPIC
Pennsylvania Department of Revenue                                          3408             ECLC
Pennsylvania Department of Revenue                                          3410             EESI
Pennsylvania Department of Revenue                                          4769             EESI
Pennsylvania Department of Revenue                                          2471             EPMI
Pennsylvania Department of Revenue                                          3502             EPMI
Pennsylvania Department of Revenue                                          2580             ENE
Pennsylvania Department of Revenue                                          3405             ENE
Pennsylvania Department of Revenue                                          8075             ENE
Pennsylvania Department of Revenue                                          3406             NEPCO
Pennsylvania Department of Revenue                                          4711             NEPCO
Pennsylvania Department of Revenue                                          20648            ENE
Pennsylvania Department of Revenue                                          21183            EEMC
Power County                                                                4177             ENE
Public Utilities Commission of Texas                                        16153            EPMI
Public Utility District no. 1 of Snohomish County                           12784            ENE
Public Utility District no. 1 of Snohomish County                           12785            EPMI
Ramona Municipal Water District                                             12235            ENA
S.C. Department of Revenue                                                  4061             ENE
Salt Lake County Treasurer                                                  8019             ENE
Sedgwick County                                                             20300            ENE
Sheldon Independent School District                                         7275             EBS
Sherman County Appraisal District; Stratford Independent School             18359            ECLC
District, Stratford Hospital District, North Plains Water District
Sherman County Tax Collector                                                18395            ECLC
Stanislaus County Department of Environmental Resources                     9016             EBS
State of - Department of Revenue                                            1759             EESO
State of Florida - Department of Revenue                                    2217             ETS
State of Florida - Department of Revenue                                    2238             EESO
State of Florida - Department of Revenue                                    2373             NEPCO
State of Florida - Department of Revenue                                    3366             ECLC
State of Georgia Department of Revenue                                      1452             ENE
State of Georgia Department of Revenue                                      1453             EBS
State of Georgia Department of Revenue                                      1455             EESI
State of Georgia Department of Revenue                                      1456             EESO
State of Georgia Department of Revenue                                      1457             EGLI
State of Iowa                                                               2138             EOSC
State of Iowa                                                               2295             EOSC
State of Iowa                                                               4801             NNG
State of Louisiana Department of Revenue                                    2252             ECLC
State of Maryland, Comptroller of Maryland                                  1732             EESI
State of Maryland, Comptroller of Maryland                                  5395             ENE

                                  Q-IV, Page 5

         CLAIMANT NAME                                                    CLAIM NO.                   CLAIMED DEBTOR
         -------------                                                    ---------                   --------------
State of Michigan Department of Treasury                                    21356                     NEPCO
State of Michigan Department of Treasury, Revenue Division                  11723                     EESO
State of Michigan, Department of Treasury, Collections Division             11688                     EESI
State of Michigan, Department of Treasury, Collections Division             13228                     EEMC
State of Michigan, Department of Treasury, Collections Division             13241                     EGLI
State of Michigan, Department of Treasury, Collections Division             13243                     EEMC
State of Michigan, Department of Treasury, Revenue Division                 123                       EESI
State of Michigan, Department of Treasury, Revenue Division                 2211                      EWS, Inc.
State of Michigan, Department of Treasury, Revenue Division                 3462                      NEPCO
State of Michigan, Department of Treasury, Revenue Division                 22250                     EESI
State of Minnesota, Department of Revenue                                   9106                      ENE
State of Nevada Department of Taxation - Revenue division                   2183                      ENE (Enron Communications)
State of Nevada Department of Taxation - Revenue division                   2184                      ENE (FTV Communications LLC)
State of New Jersey (Department of Labor, Division of Employer Accounts)    3034                      EEMC
State of New Mexico Taxation and Revenue Department                         22094                     ERAC
State of New Mexico, Taxation and Revenue Department                        2251                      ENE
State of New Mexico, Taxation and Revenue Department                        2300                      ENE
State of New Mexico, Taxation and Revenue Department                        17519                     EESI, ENA, ENE
State of Oregon                                                             21285                     ENA
State of Oregon                                                             21286                     EBS
State of Tennessee - Revenue                                                20865                     OEC
State of Washington, Department of Revenue                                  3338                      ECLC
State of Wisconsin                                                          4395                      EESI
State of Wisconsin                                                          4396                      EPIC
State Tax Assessor for the Bureau of Revenue Services (Maine)               1308                      EESI
State Tax Assessor for the Bureau of Revenue Services (Maine)               2095                      EESI
State Tax Assessor for the Bureau of Revenue Services (Maine)               2418                      EESI
Stonewall County, Stonewall County Hospital                                 3032                      ENE
Summit County Treasurer                                                     4803                      Enron Communications - EBS
Summit County Treasurer                                                     4804                      Enron Communications - EBS
Summit County Treasurer                                                     4805                      Enron Communications - EBS
Summit County Treasurer                                                     4806                      Enron Communications - EBS
Summit County Treasurer                                                     4807                      Enron Communications - EBS
Summit County Treasurer                                                     4808                      Enron Communications - EBS
Summit County Treasurer                                                     4809                      Enron Communications - EBS
Summit County Treasurer                                                     4810                      Enron Communications - EBS
Summit County Treasurer                                                     4811                      Enron Communications - EBS
Summit County Treasurer                                                     4812                      EBS
Summit County Treasurer                                                     4813                      EBS
Summit County Treasurer                                                     4814                      EBS
Summit County Treasurer                                                     4815                      Enron Communications - EBS
Summit County Treasurer                                                     4816                      Enron Communications - EBS
Swisher County Appraisal District (Tulia Independent School District,       18396                     ECLC
Swisher Memorial Hospital District, Happy Independent School District,
Kress Independent School District)
Tennessee Department of Revenue                                             399                       EIFM
Tennessee Department of Revenue, Tax Enforcement Division                   1040                      EGLI
Tennessee Department of Revenue, Tax Enforcement Division                   3693                      EGLI
Tennessee Department of Revenue, Tax Enforcement Division                   1019                      ENE
Tennessee Department of Revenue, Tax Enforcement Division                   1018                      EIFM
Tennessee Department of Revenue, Tax Enforcement Division                   3990                      ENE
Texas Comptroller of Public Accounts                                        16995                     EGLI
Texas Comptroller of Public Accounts on Behalf of the State of Texas,       1873                      EECC
Texas Municipalities, Texas Counties, Special Purpose Districts and/or
Texas Metropolitan or Regional Transportation Authorities

                                  Q-IV, Page 6

         CLAIMANT NAME                                                    CLAIM NO.                   CLAIMED DEBTOR
         -------------                                                    ---------                   --------------
Texas Comptroller of Public Accounts on Behalf of the State of Texas,       2659                          NEPCO
Texas Municipalities, Texas Counties, Special Purpose Districts and/or
Texas Metropolitan or Regional Transportation Authorities
Texas Comptroller of Public Accounts on Behalf of the State of Texas,       15637                         EPSC
Texas Municipalities, Texas Counties, Special Purpose Districts and/or
Texas Metropolitan or Regional Transportation Authorities
Texas Comptroller of Public Accounts on Behalf of the State of Texas,       15638                         ENE
Texas Municipalities, Texas Counties, Special Purpose Districts and/or
Texas Metropolitan or Regional Transportation Authorities
Texas Comptroller of Public Accounts on Behalf of the State of Texas,       15664                         ECLC
Texas Municipalities, Texas Counties, Special Purpose Districts and/or
Texas Metropolitan or Regional Transportation Authorities
Texas Comptroller of Public Accounts on Behalf of the State of Texas,       15665                         ECLC
Texas Municipalities, Texas Counties, Special Purpose Districts and/or
Texas Metropolitan or Regional Transportation Authorities
Texas Comptroller of Public Accounts on Behalf of the State of Texas,       16994                         Methanol
Texas Municipalities, Texas Counties, Special Purpose Districts and/or
Texas Metropolitan or Regional Transportation Authorities
The Oregon Department of Justice                                            12949                         ENE
U.S. Customs Service                                                        17040                         EMCC
U.S. Securities and Exchange Commission                                     22352                         ENE
Utah County Assessor                                                        4976                          EBS
Utah County Assessor                                                        4977                          Enron Communications
Valley Center Municipal Water District                                      12231                         ENA
Vista Irrigation District                                                   12236                         ENA
Waxahachi Independent School District                                       2455                          ENE
Waxahachi Independent School District                                       2526                          ENE
Webb CISD                                                                   20810                         ENE
Weld County Treasurer                                                       5113                          EBS
Wellman ISD; Terry County Appraisal District                                2635                          ENE
Yuima Municipal Water District                                              12237                         ENA




                                  Q-IV, Page 7

                         APPENDIX R: DISSOLVED ENTITIES

APPENDIX R:  DISSOLVED ENTITIES

            As of the Initial Petition Date, approximately 775 entities have been sold, merged or dissolved. This Appendix reflects only the 623 entities that have been dissolved or are being dissolved, in accordance with applicable state law dissolution processes from the Initial Petition Date through November 30, 2003. The remaining entities were sold or merged during the same time period.

            For all corporations listed herein, the Debtors have filed official dissolution documents in the appropriate governing jurisdiction. Pursuant to applicable laws, certain of these entities are winding down, paying outstanding liabilities and distributing assets and therefore have not been completely shut down. However, none of these entities are presently conducting business.

            For all limited liability companies listed herein, all ongoing business activities by such entities have ceased and official dissolution documents have been filed in the jurisdiction of their formation.

------------------------------------------------------------------------------------------------------------------------------
      ENTITY                                                                   JURISDICTION              STATUS    STATUS DATE
------------------------------------------------------------------------------------------------------------------------------
1.    4138201 Canada Inc.                                                     Canada Federal            Dissolved   02-Sep-03
2.    Automotive Industrial Energy Company, L.L.C.                            DE                        Dissolved   03-Feb-03
3.    Azurix Campos Grande Investments Ltd.                                   Cayman Islands            Dissolved   08-Jul-02
4.    Azurix Cuiaba Investments Ltd.                                          Cayman Islands            Dissolved   08-Jul-02
5.    Azurix Florida, Inc.                                                    DE                        Dissolved   24-Sep-02
6.    Azurix Lagos Investments Ltd.                                           Cayman Islands            Dissolved   08-Jul-02
7.    Azurix Madera Corp.                                                     DE                        Dissolved   27-Jun-02
8.    Azurix Manaus Investments Ltd.                                          Cayman Islands            Dissolved   08-Jul-02
9.    Azurix Rio Holdings Ltd.                                                Cayman Islands            Dissolved   08-Jul-02
10.   Azurix South America Ltda.                                              Brazil                    Dissolved   01-Mar-02
11.   Azurix Tangiers Ltd.                                                    Cayman Islands            Dissolved   08-Jul-02
12.   Azurix Tetouan Ltd.                                                     Cayman Islands            Dissolved   08-Jul-02
13.   Azurix Utah, Inc.                                                       DE                        Dissolved   09-May-03
14.   Badger Land Development Company, L.L.C.                                 DE                        Dissolved   15-Sep-03
15.   Baja Energy Company, L.L.C.                                             DE                        Dissolved   12-Dec-02
16.   Bijupira-Salema Development Company Ltd.                                Cayman Islands            Dissolved   24-Apr-03
17.   Bollinger Development Company, L.L.C.                                   DE                        Dissolved   22-Sep-03
18.   Boone Development Company, L.L.C.                                       DE                        Dissolved   15-Sep-03
19.   Border Gas, Inc.                                                        DE                        Dissolved   31-Aug-02
20.   Bright Star Energy, LLC                                                 DE                        Dissolved   15-Sep-03
21.   BR-VT Holdings Ltd.                                                     Cayman Islands            Dissolved   15-Sep-03
22.   Buchanan Development Company, L.L.C.                                    DE                        Dissolved   15-Sep-03

------------------------------------------------------------------------------------------------------------------------------
      ENTITY                                                                   JURISDICTION              STATUS    STATUS DATE
------------------------------------------------------------------------------------------------------------------------------
23.   Buckeye Land Development Company, L.L.C.                                DE                        Dissolved   15-Sep-03
24.   Cape Girardeau Development Company, L.L.C.                              DE                        Dissolved   22-Sep-03
25.   Central Valley Energy Facility, L.L.C.                                  DE                        Dissolved   15-Sep-03
26.   Challenger Development Company, L.L.C.                                  DE                        Dissolved   15-Sep-03
27.   Chiricahua XIX LLC                                                      DE                        Dissolved   30-Jul-02
28.   Chiricahua XV LLC                                                       DE                        Dissolved   30-Jul-02
29.   Chiricahua XVI LLC                                                      DE                        Dissolved   30-Jul-02
30.   Chiricahua XVII LLC                                                     DE                        Dissolved   30-Jul-02
31.   Chiricahua XVIII LLC                                                    DE                        Dissolved   30-Jul-02
32.   Chiricahua XX LLC                                                       DE                        Dissolved   30-Jul-02
33.   CIF Holdings, LLC                                                       DE                        Dissolved   10-Oct-02
34.   Cinta Corporation                                                       TBD                       Dissolved   18-Oct-02
35.   Coal Properties Corporation                                             IL                        Dissolved   04-Jun-02
36.   Compania Energia de Baja, S. de R. L. de C.V.                           Mexico                    Dissolved   18-Jul-02
37.   Coventry Land Development Company, L.L.C.                               DE                        Dissolved   15-Sep-03
38.   Cusiana-Cupiagua Oil Securitization 1996 Ltd.                           Cayman Islands            Dissolved   31-Mar-03
39.   Dade Development Company, L.L.C.                                        DE                        Dissolved   15-Sep-03
40.   DeKalb Power I, LLC                                                     DE                        Dissolved   15-Sep-03
41.   Desarrolladora de Predios del Centro, S. de R.L. de C.V.                Mexico                    Dissolved   18-Jul-02
42.   Desarrolladora de Predios del Este, S. de R.L. de C.V.                  Mexico                    Dissolved   18-Jul-02
43.   Desarrolladora de Predios del Noreste, S. de R.L. de C.V.               Mexico                    Dissolved   18-Jul-02
44.   Desarrolladora de Predios del Norte, S. de R.L. de C.V.                 Mexico                    Dissolved   18-Jul-02
45.   Desarrolladora de Predios del Oeste, S. de R.L. de C.V.                 Mexico                    Dissolved   18-Jul-02
46.   DJ Oil & Gas Limited Liability Company                                  NE                        Dissolved   27-Aug-02
47.   Downey Holding Company, Inc.                                            DE                        Dissolved   16-May-02
48.   E Power Denryoku Hanbai Kabushiki Kaisha                                Japan                     Dissolved   03-Feb-03
49.   E Power Matsuyama Limited                                               Cayman Islands            Dissolved   30-Jun-03
50.   E Power Nippon Holdings Ltd.                                            Cayman Islands            Dissolved   29-Jul-03
51.   E Power Wheeling Services Ltd.                                          Cayman Islands            Dissolved   29-Jul-03
52.   EBC Property, LLC                                                       DE                        Dissolved   10-Feb-03
53.   EBS Holdings, Inc.                                                      DE                        Dissolved   09-Aug-03
54.   EBS OpCo, Inc.                                                          DE                        Dissolved   09-Aug-02
55.   EBS Trading, Inc.                                                       DE                        Dissolved   26-Aug-03
56.   ECT Cayman Reserve 5 Ltd.                                               Cayman Islands            Dissolved   27-Feb-03
57.   ECT Cayman Reserve 6 Ltd.                                               Cayman Islands            Dissolved   27-Feb-03
58.   ECT Coal Company No. 2, L.L.C.                                          DE                        Dissolved   06-Jan-03
59.   ECT Overseas Holding Corp.                                              DE                        Dissolved   20-Aug-03
60.   ECT-PR-B, L.L.C.                                                        DE                        Dissolved   28-Aug-03

------------------------------------------------------------------------------------------------------------------------------
      ENTITY                                                                   JURISDICTION              STATUS    STATUS DATE
------------------------------------------------------------------------------------------------------------------------------
61.   ECT-WR-B, L.L.C.                                                        DE                        Dissolved   28-Aug-03
62.   Edgecombe Development Company, L.L.C.                                   DE                        Dissolved   15-Sep-03
63.   EGC 1999 Holding Company, L.P.                                          DE                        Dissolved   11-Oct-02
64.   EGC 2000 Holding Company, L.P.                                          DE                        Dissolved   11-Oct-02
65.   EGM Tech Ventures LLC                                                   DE                        Dissolved   11-Oct-02
66.   EGPP Services Inc.                                                      DE                        Dissolved   11-Feb-03
67.   EGS Hydrocarbons Corp.                                                  TX                        Dissolved   05-May-03
68.   EI Communications Holdings Ltd.                                         Cayman Islands            Dissolved   30-Jun-03
69.   EI Global Fuels Ltd.                                                    Cayman Islands            Dissolved   13-Nov-02
70.   EI Indonesia Operations L.L.C.                                          DE                        Dissolved   19-Dec-02
71.   EI Operations Holdings, L.L.C.                                          DE                        Dissolved   28-Oct-02
72.   EI Venezuela Holdings Ltd.                                              Cayman Islands            Dissolved   19-Jun-02
73.   EI Venezuela Investments Ltd.                                           Cayman Islands            Dissolved   28-Dec-01
74.   EKTP Holding Company Ltd.                                               Cayman Islands            Dissolved   04-Nov-02
75.   Electricidad Enron de Venezuela Holdings Ltd.                           Cayman Islands            Dissolved   28-Dec-01
76.   Electricidad Enron de Venezuela Ltd.                                    Cayman Islands            Dissolved   28-Dec-01
77.   Electricite Du Benin                                                    Cayman Islands            Dissolved   01-Oct-02
78.   Electricite du Benin Holding Ltd.                                       Cayman Islands            Dissolved   01-Oct-02
79.   Emprendimientos Internacionales S.A.                                    Peru                      Dissolved   14-Jul-03
80.   Empresa de Desarrollo Energetico S.R. Ltda.                             Peru                      Dissolved   14-Jul-03
81.   Endeavour Development Company, L.L.C.                                   DE                        Dissolved   15-Sep-03
82.   Energia de Antioquia Holding Ltd.                                       Cayman Islands            Dissolved   04-Jul-02
83.   Energia de Antioquia Ltd.                                               Cayman Islands            Dissolved   19-Jun-02
84.   Energy Capital North America, L.L.C.                                    DE                        Dissolved   12-Dec-01
85.   Energy Generation Guhagar Ltd.                                          Mauritius                 Dissolved   29-May-02
86.   Enhance Recruitment Services I, LLC                                     DE                        Dissolved   16-Jan-03
87.   Enhance Recruitment Services II, LLC                                    DE                        Dissolved   16-Jan-03
88.   Enhance Recruitment Services, L.P.                                      TX                        Dissolved   07-Jan-03
89.   Ennovate Networks                                                       TBD                       Dissolved   18-Oct-02
90.   Enron Acquisition IV Corp.                                              DE                        Dissolved   10-Feb-03
91.   Enron Administracion de Riesgos S. de R.L. de C.V.                      Mexico                    Dissolved   18-Jul-03
92.   Enron Advertising, Inc.                                                 DE                        Dissolved   26-Aug-03
93.   Enron Al Kamil Power Ltd.                                               Cayman Islands            Dissolved   17-Jan-03
94.   Enron Algeria Ltd.                                                      Cayman Islands            Dissolved   01-Oct-02
95.   Enron Americas Limited                                                  Cayman Islands            Dissolved   19-Jun-02
96.   Enron APACHI Seismic Inc.                                               DE                        Dissolved   19-Dec-02
97.   Enron Asia Gas Transport Company                                        Cayman Islands            Dissolved   13-Nov-02
98.   Enron Australia Energy Pty Limited                                      Australia                 Dissolved   01-Mar-03


                                      R-3
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      ENTITY                                                                   JURISDICTION              STATUS    STATUS DATE
------------------------------------------------------------------------------------------------------------------------------
99.   Enron Ba Ria Power Company Ltd.                                         Cayman Islands            Dissolved   04-Nov-02
100.  Enron Bandwidth Canada, Inc.                                            DE                        Dissolved   26-Aug-03
101.  Enron Bandwidth, Inc.                                                   DE                        Dissolved   26-Aug-03
102.  Enron Benin Power Holdings Ltd.                                         Cayman Islands            Dissolved   01-Oct-02
103.  Enron Benin Power Ltd.                                                  Cayman Islands            Dissolved   01-Oct-02
104.  Enron Border Holdings Ltd.                                              Cayman Islands            Dissolved   04-Nov-02
105.  Enron Border Investments Ltd.                                           Cayman Islands            Dissolved   04-Nov-02
106.  Enron BPAC Ltd.                                                         Cayman Islands            Dissolved   04-Nov-02
107.  Enron Brazil Energy Investments Ltd.                                    Cayman Islands            Dissolved   19-Jun-02
108.  Enron Brazil Light Holdings Ltd.                                        Cayman Islands            Dissolved   19-Jun-02
109.  Enron Brazil Light Ltd.                                                 Cayman Islands            Dissolved   04-Jul-02
110.  Enron Brazil Northeast Development Ltd.                                 Cayman Islands            Dissolved   19-Jun-02
111.  Enron Brazil Power Holdings 19 Ltd.                                     Cayman Islands            Dissolved   21-May-03
112.  Enron Brazil Power Holdings 21 Ltd.                                     Cayman Islands            Dissolved   19-Jun-02
113.  Enron Brazil Power Holdings 22 Ltd.                                     Cayman Islands            Dissolved   19-Jun-02
114.  Enron Brazil Power Holdings 23 Ltd.                                     Cayman Islands            Dissolved   19-Jun-02
115.  Enron Brazil Power Holdings 24 Ltd.                                     Cayman Islands            Dissolved   19-Jun-02
116.  Enron Brazil Power Holdings 25 Ltd.                                     Cayman Islands            Dissolved   19-Jun-02
117.  Enron Brazil Power Holdings IX Ltd.                                     Cayman Islands            Dissolved   19-Jun-02
118.  Enron Brazil Power Holdings XIII Ltd.                                   Cayman Islands            Dissolved   19-Jun-02
119.  Enron Brazil Power Holdings XIV Ltd.                                    Cayman Islands            Dissolved   21-May-03
120.  Enron Brazil Power Holdings XV Ltd.                                     Cayman Islands            Dissolved   30-Jun-03
121.  Enron Brazil Power Holdings XVI Ltd.                                    Cayman Islands            Dissolved   30-Jun-03
122.  Enron Brazil Power Holdings XVII Ltd.                                   Cayman Islands            Dissolved   30-Jun-03
123.  Enron Brazil Power Investments 19 Ltd.                                  Cayman Islands            Dissolved   21-May-03
124.  Enron Brazil Power Investments 21 Ltd.                                  Cayman Islands            Dissolved   19-Jun-02
125.  Enron Brazil Power Investments 22 Ltd.                                  Cayman Islands            Dissolved   19-Jun-02
126.  Enron Brazil Power Investments 23 Ltd.                                  Cayman Islands            Dissolved   19-Jun-02
127.  Enron Brazil Power Investments 24 Ltd.                                  Cayman Islands            Dissolved   19-Jun-02
128.  Enron Brazil Power Investments 25 Ltd.                                  Cayman Islands            Dissolved   19-Jun-02
129.  Enron Brazil Power Investments I Ltd.                                   Cayman Islands            Dissolved   17-Jun-02
130.  Enron Brazil Power Investments IV Ltd.                                  Cayman Islands            Dissolved   21-May-03
131.  Enron Brazil Power Investments IX Ltd.                                  Cayman Islands            Dissolved   19-Jun-02
132.  Enron Brazil Power Investments XIII Ltd.                                Cayman Islands            Dissolved   19-Jun-02
133.  Enron Brazil Power Investments XIV Ltd.                                 Cayman Islands            Dissolved   21-May-03
134.  Enron Brazil Power Investments XV Ltd.                                  Cayman Islands            Dissolved   30-Jun-03
135.  Enron Brazil Power Investments XVI Ltd.                                 Cayman Islands            Dissolved   20-Feb-03
136.  Enron Brazil Power Investments XVII Ltd.                                Cayman Islands            Dissolved   30-Jun-03


                                      R-4
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      ENTITY                                                                   JURISDICTION              STATUS    STATUS DATE
------------------------------------------------------------------------------------------------------------------------------
137.  Enron Broadband Services Belgium S.p.r.l.                               Belgium                   Dissolved   13-May-03
138.  Enron Broadband Services Deutschland GmbH                               Germany                   Dissolved   13-May-03
139.  Enron Broadband Services of Virginia, Inc.                              VA                        Dissolved   12-Sep-03
140.  Enron Cambay Exploration & Production Company                           Cayman Islands            Dissolved   28-May-03
141.  Enron Capital & Trade Resources Korea Corp.                             DE                        Dissolved   02-Jan-03
142.  Enron Capital & Trade Resources Korea Corp. - Korean Branch             Korea                     Dissolved   10-Oct-02
143.  Enron Capital & Trade Resources Mexico, S. de R. L. de C.V.             Mexico                    Dissolved   18-Jul-02
144.  Enron Caribbean Jamaica Barges Ltd.                                     Netherlands               Dissolved   19-Jun-02
145.  Enron Caribe I Ltd.                                                     Cayman Islands            Dissolved   19-Jun-02
146.  Enron Caribe IV Holdings Ltd.                                           Cayman Islands            Dissolved   19-Jun-02
147.  Enron Caribe IV Ltd.                                                    Cayman Islands            Dissolved   19-Jun-02
148.  Enron Caribe VII Holdings Ltd.                                          Cayman Islands            Dissolved   19-Jun-02
149.  Enron Caribe VII Ltd.                                                   Cayman Islands            Dissolved   19-Jun-02
150.  Enron China Gas Pipelines Ltd.                                          Cayman Islands            Dissolved   01-Oct-02
151.  Enron China Gas Transport Holdings Ltd.                                 Cayman Islands            Dissolved   01-Oct-02
152.  Enron China Gas Transport Ltd.                                          Cayman Islands            Dissolved   01-Oct-02
153.  Enron China Ltd.                                                        Cayman Islands            Dissolved   01-Oct-02
154.  Enron China Power Holdings Ltd.                                         Cayman Islands            Dissolved   23-Apr-03
155.  Enron China Services LLC                                                DE                        Dissolved   10-Oct-02
156.  Enron CI-GH Pipeline Ltd.                                               Cayman Islands            Dissolved   04-Nov-02
157.  Enron Clean Fuels (div. of Enron Ventures Corp.)                        N/A                       Dissolved   17-Jul-02
158.  Enron Coal Asia Pacific Pty Limited                                     Australia                 Dissolved   01-Mar-03
159.  Enron Coal Company                                                      DE                        Dissolved   16-Oct-02
160.  Enron Coal Pipeline Company                                             DE                        Dissolved   16-Oct-02
161.  Enron Colombia Energy Services Ltd. - Sucursal Colombia                 Colombia                  Dissolved   03-Mar-03
162.  Enron Colombia Holdings de ECT Colombia Pipeline Holdings 3 Ltd. &
      Compania, S. en C.                                                      Colombia                  Dissolved   02-Jan-03
163.  Enron Colombia Power Marketing - Colombia Branch in Liquidation         Colombia                  Dissolved   13-Mar-03
164.  Enron Colombia Power Marketing & Compania S.C.A., ESP                   Cayman Islands            Dissolved   03-Jan-03
165.  Enron Comercializadora de Energia Ltda. - Rio Branch                    Brazil                    Dissolved   17-Dec-01
166.  Enron Comercializadora de Energia Ltda. - Salvador Branch               Brazil                    Dissolved   17-Dec-01
167.  Enron CPO Finance I, Inc.                                               DE                        Dissolved   19-Dec-02
168.  Enron CPO Finance II, Inc.                                              TX                        Dissolved   19-Dec-02
169.  Enron CPO Holdings Intermediate, L.P.                                   DE                        Dissolved   19-Dec-02
170.  Enron CPO Partners I, L.P.                                              DE                        Dissolved   19-Dec-02
171.  Enron CPO Partners II, Inc.                                             DE                        Dissolved   19-Dec-02
172.  Enron Credit Operations Limited                                         England                   Dissolved   08-Oct-02


                                      R-5
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      ENTITY                                                                   JURISDICTION              STATUS    STATUS DATE
------------------------------------------------------------------------------------------------------------------------------
173.  Enron Development (Philippines) Ltd.                                    Cayman Islands            Dissolved   17-Jan-03
174.  Enron Development Corp. - UK Branch                                     England                   Dissolved   14-May-03
175.  Enron Development Spain Ltd.                                            Cayman Islands            Dissolved   29-May-02
176.  Enron Development Turkey Ltd.                                           Cayman Islands            Dissolved   26-May-03
177.  Enron Development Vietnam L.L.C.                                        DE                        Dissolved   06-Nov-02
178.  Enron Direct UK Limited                                                 England                   Dissolved   08-Oct-02
179.  Enron Directors One Limited                                             England                   Dissolved   08-Apr-03
180.  Enron Directors Two Limited                                             England                   Dissolved   29-Apr-03
181.  Enron Direkt GmbH                                                       Germany                   Dissolved   13-May-03
182.  Enron Distributed Energy Solutions, LLC                                 DE                        Dissolved   10-Feb-03
183.  Enron Distribution Services Company, LLC                                DE                        Dissolved   02-Jun-03
184.  Enron Dominicana LNG Holdings Ltd.                                      Cayman Islands            Dissolved   08-Sep-03
185.  Enron DRI Development Holdings Ltd.                                     Cayman Islands            Dissolved   17-Jan-03
186.  Enron DRI Development Ltd.                                              Cayman Islands            Dissolved   17-Jan-03
187.  Enron Ecuador Transportation Holdings Ltd.                              Cayman Islands            Dissolved   19-Jun-02
188.  Enron Ecuador Transportation Ltd.                                       Cayman Islands            Dissolved   19-Jun-02
189.  Enron Egypt Power Ltd.                                                  Cayman Islands            Dissolved   25-Apr-03
190.  Enron El Salvador Power Holdings Ltd.                                   Cayman Islands            Dissolved   19-Jun-02
191.  Enron El Salvador Power Ltd.                                            Cayman Islands            Dissolved   19-Jun-02
192.  Enron Electric (Bolivia) Ltd.                                           Cayman Islands            Dissolved   19-Jun-02
193.  Enron Electrica de Venezuela Holdings Ltd.                              Cayman Islands            Dissolved   24-May-02
194.  Enron Electrica de Venezuela I Ltd.                                     Cayman Islands            Dissolved   28-Dec-01
195.  Enron Electrica de Venezuela Ltd.                                       Cayman Islands            Dissolved   24-May-02
196.  Enron Energia de Bolivia Holdings Ltd.                                  Cayman Islands            Dissolved   17-Jan-03
197.  Enron Energia de Bolivia Investments Ltd.                               Cayman Islands            Dissolved   17-Jan-03
198.  Enron Energy Marketing Colombia Ltd.                                    Cayman Islands            Dissolved   19-Jun-02
199.  Enron Energy Services Belgium B.V.B.A.                                  Belgium                   Dissolved   13-May-03
200.  Enron Energy Services Capital Corp.                                     DE                        Dissolved   22-Nov-02
201.  Enron Energy Services Deutschland GmbH                                  Germany                   Dissolved   13-May-03
202.  Enron Energy Services Norway A.S.                                       Norway                    Dissolved   17-Feb-03
203.  Enron Energy Services Puerto Rico Corporation                           Puerto Rico               Dissolved   08-Aug-03
204.  Enron Equipment Company                                                 DE                        Dissolved   15-Aug-02
205.  Enron Europe (Sites) Holdings Limited                                   England                   Dissolved   15-Apr-03
206.  Enron Europe (Sites) No. 2 Limited                                      England                   Dissolved   15-Apr-03
207.  Enron Europe EPC Services                                               England                   Dissolved   19-Aug-03
208.  Enron Europe Severnside (No. 2) Limited                                 England                   Dissolved   15-Apr-03
209.  Enron Europe Severnside Holdings Limited                                England                   Dissolved   14-Apr-03
210.  Enron Export Sales Ltd.                                                 Barbados                  Dissolved   16-Apr-03


                                      R-6
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
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      ENTITY                                                                   JURISDICTION              STATUS    STATUS DATE
------------------------------------------------------------------------------------------------------------------------------
211.  Enron Financial Limited                                                 England                   Dissolved   03-Jun-03
212.  Enron Finland Energy Oy                                                 Finland                   Dissolved   29-Sep-03
213.  Enron Fuels Caribbean, L.P.                                             DE                        Dissolved   20-Aug-03
214.  Enron Fuels Company I, LLC                                              DE                        Dissolved   20-Aug-03
215.  Enron Fuels Company II, LLC                                             DE                        Dissolved   20-Aug-03
216.  Enron Fuels Services India Ltd.                                         Mauritius                 Dissolved   07-Jun-02
217.  Enron Gamma Operations Ltd.                                             Cayman Islands            Dissolved   24-Apr-03
218.  Enron Gas de Venezuela I Ltd.                                           Cayman Islands            Dissolved   24-May-02
219.  Enron Gas de Venezuela Ltd.                                             Cayman Islands            Dissolved   04-May-02
220.  Enron Gas Trade & Processing Holdings Ltd.                              Cayman Islands            Dissolved   19-Jun-02
221.  Enron Gas Trade & Processing Ltd. (NEW)                                 Cayman Islands            Dissolved   19-Jun-02
222.  Enron Ghana Holdings Ltd.                                               Cayman Islands            Dissolved   30-Jun-03
223.  Enron Ghana Investments Ltd.                                            Cayman Islands            Dissolved   30-Jun-03
224.  Enron Ghana Ltd.                                                        Cayman Islands            Dissolved   30-Jun-03
225.  Enron Ghana Power Holdings Ltd.                                         Cayman Islands            Dissolved   01-Oct-02
226.  Enron Global Semiconductor Services, L.P.                               DE                        Dissolved   26-Aug-03
227.  Enron Guatemala Renewables Ltd.                                         Cayman Islands            Dissolved   17-Jun-03
228.  Enron Gulf Coast Gathering Limited Partnership                          DE                        Dissolved   26-Jun-03
229.  Enron Hong Kong Investments Ltd.                                        Cayman Islands            Dissolved   24-Apr-03
230.  Enron Hong Kong LLC                                                     DE                        Dissolved   29-Aug-02
231.  Enron Inchon Power Holdings Ltd.                                        Cayman Islands            Dissolved   01-Oct-02
232.  Enron India Natural Gas, Inc.                                           DE                        Dissolved   21-Oct-02
233.  Enron India Power Ltd.                                                  Cayman Islands            Dissolved   24-Apr-03
234.  Enron India Regional Development Ltd.                                   Mauritius                 Dissolved   07-Jun-02
235.  Enron Indonesia Gas Ltd.                                                Cayman Islands            Dissolved   01-Oct-02
236.  Enron Indonesia Pipeline Ltd.                                           Cayman Islands            Dissolved   01-Oct-02
237.  Enron Intelligence Exchange                                             Cayman Islands            Dissolved   13-Nov-02
238.  Enron International Argentina Transmission Investment Ltd.              Cayman Islands            Dissolved   04-Jul-02
239.  Enron International Argentina Transmission Ltd.                         Cayman Islands            Dissolved   04-Jul-02
240.  Enron International Asia Pacific Ltd.                                   Cayman Islands            Dissolved   17-Jan-03
241.  Enron International Australia Capital Ltd.                              Cayman Islands            Dissolved   17-Jan-03
242.  Enron International Australia Gas Ltd.                                  Cayman Islands            Dissolved   17-Jan-03
243.  Enron International Australia Ltd.                                      Cayman Islands            Dissolved   31-Mar-03
244.  Enron International Bach Ho Ltd.                                        Cayman Islands            Dissolved   01-Oct-02
245.  Enron International Bahrain Ltd.                                        Cayman Islands            Dissolved   17-Jan-03
246.  Enron International Bangladesh Ltd.                                     Cayman Islands            Dissolved   04-Jan-02
247.  Enron International China Clean Energy Ltd.                             Cayman Islands            Dissolved   04-Nov-02
248.  Enron International China Gas Ltd.                                      Cayman Islands            Dissolved   24-Apr-03


                                      R-7
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
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      ENTITY                                                                   JURISDICTION              STATUS    STATUS DATE
------------------------------------------------------------------------------------------------------------------------------
249.  Enron International Coastal Development Ltd.                            Mauritius                 Dissolved   07-Jun-02
250.  Enron International Costa Rica Holdings Ltd.                            Cayman Islands            Dissolved   29-Mar-02
251.  Enron International CPO, Inc.                                           DE                        Dissolved   19-Dec-02
252.  Enron International CPO, L.P.                                           DE                        Dissolved   19-Dec-02
253.  Enron International CR Holdings Ltd.                                    Cayman Islands            Dissolved   04-Jul-02
254.  Enron International CR Ltd.                                             Cayman Islands            Dissolved   29-Mar-03
255.  Enron International Eastern India Operations Ltd.                       Mauritius                 Dissolved   13-Jun-02
256.  Enron International Europe Corp.                                        DE                        Dissolved   10-Oct-02
257.  Enron International Gansu Gas Ltd.                                      Cayman Islands            Dissolved   17-Jan-03
258.  Enron International Gas Sales Company                                   DE                        Dissolved   07-Oct-02
259.  Enron International Guatemala Ltd.                                      Cayman Islands            Dissolved   17-Jun-03
260.  Enron International Hainan Pipeline Ltd.                                Cayman Islands            Dissolved   17-Jan-03
261.  Enron International Haripur Ltd.                                        Cayman Islands            Dissolved   04-Nov-02
262.  Enron International Japan, LLC                                          DE                        Dissolved   19-Dec-02
263.  Enron International Johannesburg Ltd.                                   Cayman Islands            Dissolved   01-Oct-02
264.  Enron International Kelatan Development Ltd.                            Cayman Islands            Dissolved   01-Oct-02
265.  Enron International Korea Energy Ltd.                                   Cayman Islands            Dissolved   01-Oct-02
266.  Enron International Korea Investments Ltd.                              Cayman Islands            Dissolved   17-Jan-03
267.  Enron International Korea Operating Services Corp.                      DE                        Dissolved   19-Dec-02
268.  Enron International Korean Steel Company Ltd.                           Cayman Islands            Dissolved   17-Jan-03
269.  Enron International Latin America Investments Ltd.                      Cayman Islands            Dissolved   04-Jul-02
270.  Enron International Latin America Ltd.                                  Cayman Islands            Dissolved   04-Jul-02
271.  Enron International Mariana Holdings Ltd.                               Cayman Islands            Dissolved   27-Feb-03
272.  Enron International Mariana L.L.C.                                      DE                        Dissolved   06-Feb-03
273.  Enron International Mariana Power Inc.                                  Northern Mariana Islands  Dissolved   11-Dec-02
274.  Enron International MHC Kannur Ltd                                      Mauritius                 Dissolved   13-Jun-02
275.  Enron International Mongolia Investments Ltd.                           Cayman Islands            Dissolved   01-Oct-02
276.  Enron International Mongolia Ltd.                                       Cayman Islands            Dissolved   01-Oct-02
277.  Enron International Morocco Ltd.                                        Cayman Islands            Dissolved   24-Apr-03
278.  Enron International Nigeria Gas Ltd.                                    Cayman Islands            Dissolved   01-Oct-02
279.  Enron International Nigeria Ltd.                                        Cayman Islands            Dissolved   17-Jan-03
280.  Enron International North America Asset Management Corp.                DE                        Dissolved   13-Nov-02
281.  Enron International North Bengal Holding Co. Ltd.                       Cayman Islands            Dissolved   04-Nov-02
282.  Enron International Philippines Energy Ltd.                             Cayman Islands            Dissolved   17-Jan-03
283.  Enron International Philippines Gas Ltd                                 Cayman Islands            Dissolved   01-Oct-02
284.  Enron International Philippines Pipelines Ltd.                          Cayman Islands            Dissolved   01-Oct-02
285.  Enron International Pipegas MHC Ltd.                                    Mauritius                 Dissolved   19-Jun-02
286.  Enron International Rio Investments 1997 Ltd.                           Cayman Islands            Dissolved   17-Jan-03

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
------------------------------------------------------------------------------------------------------------------------------
      ENTITY                                                                   JURISDICTION              STATUS    STATUS DATE
------------------------------------------------------------------------------------------------------------------------------
287.  Enron International Siam Power Ltd.                                     Cayman Islands            Dissolved   01-Oct-02
288.  Enron International Sichuan Gas Investments Ltd.                        Cayman Islands            Dissolved   17-Jan-03
289.  Enron International Sichuan Hydroelectric Ltd.                          Cayman Islands            Dissolved   17-Jan-03
290.  Enron International Taiwan Ltd.                                         Cayman Islands            Dissolved   17-Jan-03
291.  Enron International Thai-Gen Holdings Ltd.                              Cayman Islands            Dissolved   17-Jan-03
292.  Enron International Thailand Ltd.                                       Cayman Islands            Dissolved   17-Jan-03
293.  Enron International Thai-Lao Holdings Ltd.                              Cayman Islands            Dissolved   17-Jan-03
294.  Enron International Tianjin Power Ltd.                                  Cayman Islands            Dissolved   01-Oct-02
295.  Enron International Tuas Ltd.                                           Cayman Islands            Dissolved   17-Jan-03
296.  Enron International Uganda Ltd.                                         Cayman Islands            Dissolved   17-Jan-03
297.  Enron International Xiamen PTA Ltd.                                     Cayman Islands            Dissolved   17-Jan-03
298.  Enron International Zambia Holdings Ltd.                                Cayman Islands            Dissolved   01-Oct-02
299.  Enron International Zambia Investments Ltd.                             Cayman Islands            Dissolved   01-Oct-02
300.  Enron Japan Corp.                                                       Japan                     Dissolved   30-Sep-02
301.  Enron Japan Funding Corp.                                               Japan                     Dissolved   30-Sep-02
302.  Enron Japan Marketing Corp.                                             Japan                     Dissolved   30-Sep-02
303.  Enron Japan Strategic Investments Ltd.                                  Cayman Islands            Dissolved   24-Apr-03
304.  Enron Jebel Ali Power Ltd.                                              Cayman Islands            Dissolved   25-Apr-03
305.  Enron Jubail Power Ltd.                                                 Cayman Islands            Dissolved   17-Jan-03
306.  Enron Korea Anyang/Buchon Power Ltd.                                    Cayman Islands            Dissolved   24-Apr-03
307.  Enron Korea Gas Holdings Ltd.                                           Cayman Islands            Dissolved   04-Nov-02
308.  Enron Korea Gas Investments LLC                                         DE                        Dissolved   10-Oct-02
309.  Enron Korea Seosan Power Ltd.                                           Cayman Islands            Dissolved   01-Oct-02
310.  Enron KP3 Limited                                                       England                   Dissolved   07-Mar-03
311.  Enron Liquid Hydrocarbons Latin America, Inc.                           DE                        Dissolved   20-Aug-03
312.  Enron LNG Atlantic Ltd.                                                 Cayman Islands            Dissolved   13-Nov-02
313.  Enron LNG Holdings Ltd.                                                 Cayman Islands            Dissolved   04-Nov-02
314.  Enron LNG Investments Ltd.                                              Cayman Islands            Dissolved   04-Nov-02
315.  Enron LNG Japan Ltd.                                                    Cayman Islands            Dissolved   13-Nov-02
316.  Enron LNG Middle East Ltd.                                              Cayman Islands            Dissolved   13-Nov-02
317.  Enron LNG Services Ltd.                                                 Cayman Islands            Dissolved   04-Nov-02
318.  Enron Louisiana Transportation Company                                  DE                        Dissolved   20-Aug-02
319.  Enron Malaysia Power Holdings Ltd.                                      Cayman Islands            Dissolved   01-Oct-02
320.  Enron Mariana Holdings Corp.                                            DE                        Dissolved   19-Dec-02
321.  Enron Mariana Power L.L.C.                                              DE                        Dissolved   19-Dec-02
322.  Enron Media Services, L.P.                                              DE                        Dissolved   26-Aug-03
323.  Enron Mexico Corp.                                                      DE                        Dissolved   02-Dec-02
324.  Enron Mexico Holdings III L.L.C.                                        DE                        Dissolved   02-Jan-03

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      ENTITY                                                                   JURISDICTION              STATUS    STATUS DATE
------------------------------------------------------------------------------------------------------------------------------
325.  Enron Mexico Holdings IV L.L.C.                                         DE                        Dissolved   02-Jan-03
326.  Enron Mexico Holdings XIV, L.L.C.                                       DE                        Dissolved   12-Dec-02
327.  Enron Mexico Holdings XV, L.L.C.                                        DE                        Dissolved   12-Dec-02
328.  Enron Mexico Holdings XVI, L.L.C.                                       DE                        Dissolved   12-Dec-02
329.  Enron Mexico Holdings XVII, L.L.C.                                      DE                        Dissolved   12-Dec-02
330.  Enron Mexico Holdings XVIII, L.L.C.                                     DE                        Dissolved   12-Dec-02
331.  Enron Mexico Risk Management, L.L.C.                                    DE                        Dissolved   12-Dec-02
332.  Enron MHC Ennore Ltd.                                                   Mauritius                 Dissolved   19-Jun-02
333.  Enron MHC Gas Distribution Ltd.                                         Mauritius                 Dissolved   19-Jun-02
334.  Enron MHC Tamil Nadu Company                                            Mauritius                 Dissolved   19-Jun-02
335.  Enron Minerals Company                                                  DE                        Dissolved   16-Oct-02
336.  Enron Minority Development Corp.                                        DE                        Dissolved   09-May-03
337.  Enron Morocco Ltd.                                                      Cayman Islands            Dissolved   01-Oct-02
338.  Enron Nigeria O&M Limited                                               Nigeria                   Dissolved   01-Mar-03
339.  Enron Norway Invest Inc.                                                DE                        Dissolved   21-Aug-02
340.  Enron Oil & Gas China International Ltd.                                Cayman Islands            Dissolved   09-May-02
341.  Enron Oil & Gas China International Ltd. - Beijing representative
      office                                                                  China                     Dissolved   13-May-02
342.  Enron Olympus Cayman 1 Ltd.                                             Cayman Islands            Dissolved   29-May-02
343.  Enron Olympus Cayman 2 Ltd.                                             Cayman Islands            Dissolved   29-May-02
344.  Enron Olympus Cayman 3 Ltd.                                             Cayman Islands            Dissolved   29-May-02
345.  Enron Olympus Holdings, Inc.                                            DE                        Dissolved   07-Oct-02
346.  Enron Oman Commodity Ltd.                                               Cayman Islands            Dissolved   25-Apr-03
347.  Enron Oman Cooling Ltd.                                                 Cayman Islands            Dissolved   25-Apr-03
348.  Enron Oman Gas II Ltd.                                                  Cayman Islands            Dissolved   25-Apr-03
349.  Enron Oman Gas Ltd.                                                     Cayman Islands            Dissolved   25-Apr-03
350.  Enron Oman Gas Pipeline Operations Ltd.                                 Cayman Islands            Dissolved   25-Apr-03
351.  Enron Oman Services Ltd.                                                Cayman Islands            Dissolved   25-Apr-03
352.  Enron Operating Services Corp.                                          DE                        Dissolved   19-Dec-02
353.  Enron Operations, L.P.                                                  DE                        Dissolved   09-Oct-03
354.  Enron Panama Energy Services Ltd.                                       Cayman Islands            Dissolved   24-Apr-03
355.  Enron Paysandu Development Ltd.                                         Cayman Islands            Dissolved   04-Jul-02
356.  Enron Paysandu Holdings Ltd.                                            Cayman Islands            Dissolved   30-Sep-02
357.  Enron Peru Distribution Ltd.                                            Cayman Islands            Dissolved   04-Jul-02
358.  Enron Peru Transportation Ltd.                                          Cayman Islands            Dissolved   04-Jul-02
359.  Enron Philippines Hydroelectric Holdings Ltd.                           Cayman Islands            Dissolved   17-Jan-03
360.  Enron Philippines Hydroelectric Power Ltd.                              Cayman Islands            Dissolved   17-Jan-03

------------------------------------------------------------------------------------------------------------------------------
      ENTITY                                                                   JURISDICTION              STATUS    STATUS DATE
------------------------------------------------------------------------------------------------------------------------------
361.  Enron Pipeline Construction Company - India, Limited Partnership        Cayman Islands            Dissolved   02-Aug-02
362.  Enron Pipeline Uruguay Ltd.                                             Cayman Islands            Dissolved   04-Jul-02
363.  Enron Power Construction (Brasil) Ltda. - Cuiaba/Mato Grosso Branch     Brazil                    Dissolved   12-May-03
364.  Enron Power Construction (Brasil) Ltda. - Rio Branch                    Brazil                    Dissolved   12-May-03
365.                                                                          Palestinian Autonomous
      Enron Power Construction Company - Gaza Strip Branch                    Territories               Dissolved   08-Oct-03
366.  Enron Power Honduras S. de R. L. de C. V.                               Honduras                  Terminate   25-Aug-03
367.  Enron Power International Ltd.                                          Cayman Islands            Dissolved   04-Jul-02
368.  Enron Power Limited                                                     England                   Dissolved   16-Sep-03
369.  Enron Power Mato Grosso do Sul Holdings Ltd.                            Cayman Islands            Dissolved   17-Jan-03
370.  Enron Power Mato Grosso do Sul Ltd.                                     Cayman Islands            Dissolved   17-Jan-03
371.  Enron Power Oil Supply Corp.                                            DE                        Dissolved   19-Jan-03
372.  Enron PSB Marketing Holdings II Ltd.                                    Cayman Islands            Dissolved   17-Jan-03
373.  Enron PSB Marketing Holdings Ltd.                                       Cayman Islands            Dissolved   17-Jan-03
374.  Enron PSB Marketing Investments Ltd.                                    Cayman Islands            Dissolved   17-Jan-03
375.  Enron Puerto Suarez Holdings Ltd.                                       Cayman Islands            Dissolved   17-Jan-03
376.  Enron Puerto Suarez Investments Ltd.                                    Cayman Islands            Dissolved   17-Jan-03
377.  Enron Realty Advisors, Inc.                                             DE                        Dissolved   10-Jul-03
378.  Enron Renovation & Modernization MHC Ltd.                               Mauritius                 Dissolved   19-Jun-02
379.  Enron Reserve Holdings                                                  Turks and Caicos Islands  Dissolved   28-Jan-03
380.  Enron Russia Development, Inc.                                          DE                        Dissolved   16-Dec-02
381.  Enron S. A. Holdings Ltd.                                               Cayman Islands            Dissolved   17-Jan-03
382.  Enron S. A. Investments Ltd.                                            Cayman Islands            Dissolved   17-Jan-03
383.  Enron Sacramento Basin, L.L.C.                                          DE                        Dissolved   02-Jan-03
384.  Enron SAM Border Ltd.                                                   Cayman Islands            Dissolved   07-Apr-03
385.  Enron Saudi Energy Ltd.                                                 Cayman Islands            Dissolved   25-Apr-03
386.  Enron Saudi Holdings Ltd.                                               Cayman Islands            Dissolved   25-Apr-03
387.  Enron SB Operations & Maintenance Limited                               England                   Dissolved   05-Aug-03
388.  Enron Servicios de Electricidad Colombia Ltd.                           Cayman Islands            Dissolved   04-Nov-02
389.  Enron Servicios de Electricidad Holdings Ltd.                           Cayman Islands            Dissolved   13-Nov-02
390.  Enron Servicios de Energia S.R.L.                                       Argentina                 Dissolved   29-Oct-03
391.  Enron Servicios Energeticos Holdings Ltd.                               Cayman Islands            Dissolved   17-Jan-03
392.  Enron Servicios Energeticos Ltd.                                        Cayman Islands            Dissolved   17-Jan-03
393.  Enron Servicos de Energia Ltda.                                         Brazil                    Dissolved   26-Dec-02
394.  Enron Shuweihat Power Company                                           Cayman Islands            Dissolved   17-Jan-03
395.  Enron Siam Energy Holdings Ltd.                                         Cayman Islands            Dissolved   01-Oct-02

------------------------------------------------------------------------------------------------------------------------------
      ENTITY                                                                   JURISDICTION              STATUS    STATUS DATE
------------------------------------------------------------------------------------------------------------------------------
396.  Enron Siam Energy Ltd.                                                  Mauritius                 Dissolved   01-Jul-02
397.  Enron Sichuan Holdings Ltd.                                             Cayman Islands            Dissolved   01-Oct-02
398.  Enron Sichuan Investments Ltd.                                          Cayman Islands            Dissolved   01-Oct-02
399.  Enron Sichuan Ltd.                                                      Cayman Islands            Dissolved   04-Nov-02
400.  Enron Soc Trang Power Holdings I Ltd.                                   Cayman Islands            Dissolved   24-Apr-03
401.  Enron Soc Trang Power Holdings II Ltd.                                  Cayman Islands            Dissolved   24-Apr-03
402.  Enron Soc Trang Power Holdings, Ltd.                                    Cayman Islands            Dissolved   24-Apr-03
403.  Enron South Africa Ltd.                                                 Cayman Islands            Dissolved   17-Jan-03
404.  Enron South Asia LLC                                                    DE                        Dissolved   19-Dec-02
405.  Enron Sports Corp.                                                      DE                        Dissolved   28-Aug-03
406.  Enron Taiwan Power Holdings Ltd.                                        Cayman Islands            Dissolved   04-Nov-02
407.  Enron Taweelah Power Company                                            Cayman Islands            Dissolved   17-Jan-03
408.  Enron Technology Trading, Inc.                                          DE                        Dissolved   12-Dec-02
409.  Enron Termoflores Ltd.                                                  Cayman Islands            Dissolved   04-Jul-02
410.  Enron Thai Holdings Ltd.                                                Cayman Islands            Dissolved   04-Nov-02
411.  Enron Thailand Ltd.                                                     Cayman Islands            Dissolved   04-Nov-02
412.  Enron Trading Limited                                                   Cayman Islands            Dissolved   06-Jun-03
413.  Enron Transport and Storage, a division of TW                           N/A                       Dissolved   13-May-03
414.  Enron Transportation Services Ltd.                                      Cayman Islands            Dissolved   21-May-03
415.  Enron Turkey Corp.                                                      DE                        Dissolved   21-Aug-02
416.  Enron Venezolana de Calibracion Holdings Ltd.                           Cayman Islands            Dissolved   24-May-02
417.  Enron Venezolana de Calibracion Ltd.                                    Cayman Islands            Dissolved   24-May-02
418.  Enron Venezuela Energy Services Ltd.                                    Cayman Islands            Dissolved   24-Apr-03
419.  Enron Venezuela Services, Inc.                                          DE                        Dissolved   17-Jan-02
420.  Enron VenSteel Ltd.                                                     Cayman Islands            Dissolved   28-Dec-01
421.  Enron Victoria Power Ltd.                                               Cayman Islands            Dissolved   17-Jan-03
422.  Enron Vietnam BR Investments Ltd.                                       Cayman Islands            Dissolved   04-Nov-02
423.  Enron Vietnam Power Ltd.                                                Cayman Islands            Dissolved   04-Nov-02
424.  Enron Washington, Inc.                                                  DE                        Dissolved   07-Oct-02
425.  Enron West Africa Pipeline Ltd.                                         Cayman Islands            Dissolved   17-Jan-03
426.  Enron West Africa Power Ltd.                                            Cayman Islands            Dissolved   17-Jan-03
427.  Enron Wind Funding LLC                                                  DE                        Dissolved   08-Nov-02
428.  Enron Wind Indian Mesa I LLC                                            DE                        Dissolved   08-Nov-02
429.  Enron Wind Indian Mesa II LLC                                           DE                        Dissolved   08-Nov-02
430.  Enron Wind Indian Mesa III LLC                                          DE                        Dissolved   08-Nov-02
431.  Enron Wind Midwest LLC                                                  DE                        Dissolved   15-Aug-02
432.  Enron Wind Overseas Contractors Limited                                 England                   Dissolved   22-Jul-03
433.  Enron Wind Overseas Maintenance Limited                                 England                   Dissolved   22-Jul-03

------------------------------------------------------------------------------------------------------------------------------
      ENTITY                                                                   JURISDICTION              STATUS    STATUS DATE
------------------------------------------------------------------------------------------------------------------------------
434.  Enron Wind Palm Springs LLC                                             DE                        Dissolved   15-Nov-02
435.  Enron Wind Southwest Texas I LLC                                        DE                        Dissolved   08-Nov-02
436.  Enron Wind Texas Panhandle I LLC                                        DE                        Dissolved   08-Nov-02
437.  Enron Xcelerator Services Operations, Inc.                              DE                        Dissolved   02-Dec-02
438.  Enron Xcelerator Services, Inc.                                         DE                        Dissolved   02-Dec-02
439.  EnSerCo Offshore, L.L.C.                                                DE                        Dissolved   29-Aug-03
440.  EnSerCo, Inc.                                                           DE                        Dissolved   27-May-03
441.  EOC Human Resources Division (div of Enron Operations Services Corp.)   N/A                       Dissolved   13-May-03
442.  EOC Legal Group Division (div of Enron Operations Services Corp.)       N/A                       Dissolved   13-May-03
443.  EOGI - China, Inc.                                                      DE                        Dissolved   27-Aug-02
444.  EOGI China Company                                                      Cayman Islands            Dissolved   09-Oct-03
445.  ET Power 2 LLC                                                          DE                        Dissolved   09-May-03
446.  European Power Investments Limited                                      England                   Dissolved   22-Apr-03
447.  Finance & Accounting Division (div of Enron Operations Services Corp.)  N/A                       Dissolved   13-May-03
448.  Fulton Power I, L.L.C.                                                  DE                        Dissolved   15-Sep-03
449.  Gas Trade Servicios Investments 1 Ltda.                                 Cayman Islands            Dissolved   30-Dec-01
450.  Gazoduc du Benin                                                        Cayman Islands            Dissolved   01-Oct-02
451.  Gazoduc du Benin Holding Ltd.                                           Cayman Islands            Dissolved   01-Oct-02
452.  Geneval Ltd.                                                            Cayman Islands            Dissolved   28-Dec-01
453.  G-Future, L.L.C.                                                        DE                        Dissolved   23-Oct-02
454.  Global Division of EOC (div of Enron Operations Services Corp.)         N/A                       Dissolved   13-May-03
455.  Godwit 1 Limited                                                        England                   Dissolved   01-Jul-03
456.  Godwit 10 Limited                                                       England                   Dissolved   01-Jul-03
457.  Godwit 11 Limited                                                       England                   Dissolved   22-Jul-03
458.  Godwit 12 Limited                                                       England                   Dissolved   01-Jul-03
459.  Godwit 13 Limited                                                       England                   Dissolved   01-Jul-03
460.  Godwit 14 Limited                                                       England                   Dissolved   01-Jul-03
461.  Godwit 15 Limited                                                       England                   Dissolved   01-Jul-03
462.  Godwit 16 Limited                                                       England                   Dissolved   01-Jul-03
463.  Godwit 17 Limited                                                       England                   Dissolved   01-Jul-03
464.  Godwit 18 Limited                                                       England                   Dissolved   01-Jul-03
465.  Godwit 19 Limited                                                       England                   Dissolved   01-Jul-03
466.  Godwit 2 Limited                                                        England                   Dissolved   01-Jul-03
467.  Godwit 20 Limited                                                       England                   Dissolved   01-Jul-03
468.  Godwit 21 Limited                                                       England                   Dissolved   01-Jul-03

------------------------------------------------------------------------------------------------------------------------------
      ENTITY                                                                   JURISDICTION              STATUS    STATUS DATE
------------------------------------------------------------------------------------------------------------------------------
469.  Godwit 22 Limited                                                       England                   Dissolved   01-Jul-03
470.  Godwit 23 Limited                                                       England                   Dissolved   01-Jul-03
471.  Godwit 24 Limited                                                       England                   Dissolved   01-Jul-03
472.  Godwit 25 Limited                                                       England                   Dissolved   29-Jul-03
473.  Godwit 26 Limited                                                       England                   Dissolved   15-Jul-03
474.  Godwit 27 Limited                                                       England                   Dissolved   15-Jul-03
475.  Godwit 28 Limited                                                       England                   Dissolved   01-Jul-03
476.  Godwit 29 Limited                                                       England                   Dissolved   01-Jul-03
477.  Godwit 3 Limited                                                        England                   Dissolved   15-Jul-03
478.  Godwit 30 Limited                                                       England                   Dissolved   29-Jul-03
479.  Godwit 31 Limited                                                       England                   Dissolved   01-Jul-03
480.  Godwit 32 Limited                                                       England                   Dissolved   23-Sep-03
481.  Godwit 33 Limited                                                       England                   Dissolved   23-Sep-03
482.  Godwit 34 Limited                                                       England                   Dissolved   08-Jul-03
483.  Godwit 35 Limited                                                       England                   Dissolved   01-Jul-03
484.  Godwit 36 Limited                                                       England                   Dissolved   01-Jul-03
485.  Godwit 37 Limited                                                       England                   Dissolved   01-Jul-03
486.  Godwit 38 Limited                                                       England                   Dissolved   01-Jul-03
487.  Godwit 39 Limited                                                       England                   Dissolved   01-Jul-03
488.  Godwit 4 Limited                                                        England                   Dissolved   15-Jul-03
489.  Godwit 40 Limited                                                       England                   Dissolved   01-Jul-03
490.  Godwit 41 Limited                                                       England                   Dissolved   09-Sep-03
491.  Godwit 42 Limited                                                       England                   Dissolved   01-Jul-03
492.  Godwit 43 Limited                                                       England                   Dissolved   01-Jul-03
493.  Godwit 44 Limited                                                       England                   Dissolved   01-Jul-03
494.  Godwit 45 Limited                                                       England                   Dissolved   01-Jul-03
495.  Godwit 46 Limited                                                       England                   Dissolved   01-Jul-03
496.  Godwit 47 Limited                                                       England                   Dissolved   01-Jul-03
497.  Godwit 48 Limited                                                       England                   Dissolved   01-Jul-03
498.  Godwit 49 Limited                                                       England                   Dissolved   14-Oct-03
499.  Godwit 5 Limited                                                        England                   Dissolved   01-Jul-03
500.  Godwit 6 Limited                                                        England                   Dissolved   01-Jul-03
501.  Godwit 7 Limited                                                        England                   Dissolved   01-Jul-03
502.  Godwit 8 Limited                                                        England                   Dissolved   01-Jul-03
503.  Godwit 9 Limited                                                        England                   Dissolved   01-Jul-03
504.  Gotham Energy, L.L.C.                                                   DE                        Dissolved   15-Sep-03
505.  Gotham Land Development Company, LLC                                    DE                        Dissolved   15-Sep-03
506.  G-Past, L.L.C.                                                          DE                        Dissolved   23-Oct-02

------------------------------------------------------------------------------------------------------------------------------
      ENTITY                                                                   JURISDICTION              STATUS    STATUS DATE
------------------------------------------------------------------------------------------------------------------------------
507.  G-Present, L.L.C.                                                       DE                        Dissolved   23-Oct-02
508.  Grand Slam Parking, Inc.                                                DE                        Dissolved   07-Oct-02
509.  Green Power Partners II LLC                                             DE                        Dissolved   13-May-03
510.  Grid Integrals Investment India Private Limited                         India, Maharashtra        Dissolved   08-Jan-02
511.  Grimes Development, LLC                                                 DE                        Dissolved   15-Sep-03
512.  Guangdong LNG Holdings                                                  Cayman Island             Dissolved   13-Nov-02
513.  Gulf Coast Operations, a division of Enron Operations, L.P.             N/A                       Dissolved   13-May-03
514.  Half Dome LLC                                                           DE                        Dissolved   19-Dec-01
515.  Hardcastle Power I, LLC                                                 DE                        Dissolved   15-Sep-03
516.  Homestead Development Company, LLC                                      DE                        Dissolved   15-Sep-03
517.  Hoosier Land Development Company, L.L.C.                                DE                        Dissolved   15-Sep-03
518.  Humboldt District Energy Facility, L.L.C.                               DE                        Dissolved   15-Sep-03
519.  India Electric Maintenance Ltd.                                         Cayman Islands            Dissolved   04-Nov-02
520.  Indian Mesa Power III LP                                                DE                        Dissolved   15-Nov-02
521.  Industrias Electricas de Ventane I Ltd.                                 Cayman Islands            Dissolved   28-Dec-01
522.  Inversiones Electricas del Caribe Holdings Ltd.                         Cayman Islands            Dissolved   24-May-02
523.  Inversiones Electricas del Caribe Ltd.                                  Cayman Islands            Dissolved   24-May-02
524.  Isle of Grain Limited                                                   England                   Dissolved   25-Mar-03
525.  JEDI - Lewis Holdings, L.P.                                             DE                        Dissolved   28-Oct-02
526.  JEDI - Lewis, L.L.C.                                                    DE                        Dissolved   15-Oct-02
527.  JEDI II Sacramento Basin, L.L.C.                                        DE                        Dissolved   15-Oct-02
528.  Kafus Environmental Industries Ltd.                                     TBD                       Dissolved   24-Jul-03
529.  Lake Elsinore Advanced Pump Storage, L.L.C.                             DE                        Dissolved   15-Sep-03
530.  Leaf River Pulp Company, LLC                                            DE                        Dissolved   04-Jun-02
531.  Legacy Land Development Company, L.L.C.                                 DE                        Dissolved   15-Sep-03
532.  LEXI, Inc.                                                              DE                        Dissolved   16-May-02
533.  Liberty Land Development Company, L.L.C.                                DE                        Dissolved   15-Sep-03
534.  LNG Energy, L.L.C                                                       DE                        Dissolved   12-May-02
535.  Long Beach District Energy Facility, LLC                                DE                        Dissolved   15-Sep-03
536.  Long Beach Power Distribution Company, LLC                              DE                        Dissolved   15-Sep-03
537.  Los Banos Energy Facility, LLC                                          DE                        Dissolved   15-Sep-03
538.  Louisa Development Company, L.L.C.                                      DE                        Dissolved   15-Sep-03
539.  Mavrix Transportation Trading Corp.                                     DE                        Dissolved   20-Aug-02
540.  Memphis Junction Power I, LLC                                           DE                        Dissolved   15-Sep-03
541.  Merchant Energy Ventures II, LLC                                        DE                        Dissolved   15-Sep-03
542.  Mercury Technology Finance, L.L.C.                                      DE                        Dissolved   24-Sep-02
543.  Met Land Development Company, LLC                                       DE                        Dissolved   15-Sep-03
544.  Metgas Dholka Ltd.                                                      Cayman Islands            Dissolved   24-Apr-03

------------------------------------------------------------------------------------------------------------------------------
      ENTITY                                                                   JURISDICTION              STATUS    STATUS DATE
------------------------------------------------------------------------------------------------------------------------------
545.  Midwest Power Funding LLC                                               DE                        Dissolved   08-Nov-02
546.  Millenium Energy Ltd.                                                   Cayman Islands            Dissolved   04-Jul-02
547.  Montague Development, LLC                                               DE                        Dissolved   15-Sep-03
548.  Mynydd Eleri Limited                                                    Cayman Islands            Dissolved   27-Aug-02
549.  Mynydd Gorddu Investment Company, LLC                                   Cayman Islands            Dissolved   27-Aug-02
550.  NBIL I, L.L.C.                                                          DE                        Dissolved   19-Jun-02
551.  NBIL II, L.L.C.                                                         DE                        Dissolved   19-Jun-02
552.  NEPCO / DICK, A Joint Venture                                           TBD                       Dissolved   20-May-02
553.  NEPCO Procurement Company, a division of Enron Equipment Procurement    N/A                       Dissolved   15-May-03
554.  New Horizons Holdings Ltd.                                              Cayman Islands            Dissolved   17-Jan-03
555.  North Haven Energy Park, L.L.C.                                         DE                        Dissolved   15-Sep-03
556.  North Thames Power Company Limited                                      England                   Dissolved   03-Jun-03
557.  OBI-1 Holdings, L.L.C.                                                  DE                        Dissolved   29-Aug-03
558.  Oilfield Business Investments-1, L.L.C.                                 DE                        Dissolved   29-Aug-03
559.  Oita Power Limited                                                      Cayman Islands            Dissolved   30-Jun-03
560.  Oklahoma Power Partners L.L.C.                                          DE                        Dissolved   08-Nov-02
561.  One Summer Street CIF LLC                                               DE                        Dissolved   10-Oct-02
562.  Onondaga Cogeneration Limited Partnership                               NY                        Dissolved   15-Jul-03
563.  Onondaga Energy Venture, L.L.C.                                         DE                        Dissolved   12-Mar-03
564.  Operaciones Energeticas del Peru S.A.                                   Peru                      Dissolved   14-Jul-03
565.  Operations Technical Support (div of Enron Operations Services Corp.)   N/A                       Dissolved   13-May-03
566.  OTS Division (division of Enron Operations Services Corp.)              N/A                       Dissolved   13-May-03
567.  Pacific Northwest Power Partners I LLC                                  DE                        Dissolved   28-Oct-02
568.  Pacific Northwest Power Partners II LLC                                 DE                        Dissolved   28-Oct-02
569.  Pacific Northwest Power Partners III LLC                                DE                        Dissolved   28-Oct-02
570.  Pacific Northwest Power Partners IV LLC                                 DE                        Dissolved   28-Oct-02
571.  Pacific Northwest Power Partners V LLC                                  DE                        Dissolved   28-Oct-02
572.  Pacific Northwest Power Partners VI LLC                                 DE                        Dissolved   28-Oct-02
573.  Painted Hills Power Partners I LLC                                      DE                        Dissolved   08-Nov-02
574.  Pakistan Construction Services, Inc.                                    DE                        Dissolved   12-Aug-02
575.  Palm Springs Power Partners LLC                                         DE                        Dissolved   27-Aug-02
576.  Patriot Land Development Company, L.L.C.                                DE                        Dissolved   15-Sep-03
577.  Pelican 100 (UK) Limited                                                England                   Dissolved   17-Jun-03
578.  Pikes Peak Power, L.L.C.                                                DE                        Dissolved   15-Sep-03
579.  Pleasanton Local Reliability Facility, L.L.C.                           DE                        Dissolved   15-Sep-03
580.  Port Arthur Olefins, L.L.C.                                             DE                        Dissolved   05-Feb-03

------------------------------------------------------------------------------------------------------------------------------
      ENTITY                                                                   JURISDICTION              STATUS    STATUS DATE
------------------------------------------------------------------------------------------------------------------------------
581.  Portland General Property Holdings, Inc.                                TX                        Dissolved   30-Dec-02
582.  Power Generation Investco, L.L.C.                                       DE                        Dissolved   15-Sep-03
583.  Power Technologies Investment India Private Limited                     India, Maharashtra        Dissolved   08-Jan-02
584.  Prairie Hawk, Inc.                                                      DE                        Dissolved   17-Dec-02
585.  r2 Limited                                                              Bermuda                   Dissolved   23-Jun-02
586.  Rocky Mountain Power Partners LLC                                       DE                        Dissolved   08-Nov-02
587.  Salus Media Inc.                                                        CA                        Dissolved   18-Oct-02
588.  SII UK Limited                                                          England                   Dissolved   25-Nov-02
589.  Silkroad Holdings, Ltd.                                                 Cayman Islands            Dissolved   01-Oct-02
590.  Southwest Texas Power Partners I LP                                     DE                        Dissolved   08-Nov-02
591.  Sports Facilities, L.P.                                                 TX                        Dissolved   22-Apr-02
592.  Sports Financing Corp.                                                  DE                        Dissolved   24-Apr-02
593.  Sprague Energy Park, L.L.C.                                             DE                        Dissolved   15-Sep-03
594.  Superior Construction Company - Cayman Islands Branch                   Cayman Islands            Dissolved   26-May-03
595.  Swee'P, L.L.C.                                                          DE                        Dissolved   12-Sep-02
596.  TDE Mauritius Ltd.                                                      Mauritius                 Dissolved   19-Jun-02
597.  Teeside Operations Limited                                              England                   Dissolved   01-Jul-03
598.  Teesside Operations (Holdings) 4 Limited                                England                   Dissolved   03-Jun-03
599.  Texas Panhandle Power Partners I LP                                     DE                        Dissolved   08-Nov-02
600.  The Bentley Company I                                                   DE                        Dissolved   08-Jul-02
601.  The Meritus Foundation                                                  CA                        Dissolved   15-May-02
602.  Tigre Trust                                                             DE                        Dissolved   13-Mar-03
603.  Transborder Gas Services II Ltd.                                        Cayman Islands            Dissolved   26-May-03
604.  Transborder Shipping Services Ltd.                                      Cayman Islands            Dissolved   26-May-03
605.  Transgulf Pipeline Company                                              FL                        Dissolved   01-Nov-02
606.  Transportadora de Gas Oriental Holdings Ltd.                            Cayman Islands            Dissolved   28-Dec-01
607.  Transportadora de Gas Oriental Ltd.                                     Cayman Islands            Dissolved   28-Dec-01
608.  Transportation Trading Services Company                                 DE                        Dissolved   20-Aug-02
609.  TSJ Co., L.L.C.                                                         DE                        Dissolved   10-Oct-02
610.  Tule Hub Services Company                                               OR                        Dissolved   01-Dec-03
611.  TVC Communications Ltd.                                                 Cayman Islands            Dissolved   04-Jul-02
612.  Underwood Development Company, L.L.C.                                   DE                        Dissolved   15-Sep-03
613.  Verdenergia Enron de Puerto Rico, Inc.                                  DE                        Dissolved   28-Oct-02
614.  Visum Soft LLC                                                          DE                        Dissolved   28-Oct-02
615.  Voyager Development Company, L.L.C.                                     DE                        Dissolved   15-Sep-03
616.  Vung Tau Power Ltd.                                                     Cayman Islands            Dissolved   04-Nov-02
617.  Water2Water Corp.                                                       DE                        Dissolved   09-May-03
618.  WaterDesk Corp.                                                         DE                        Dissolved   12-Nov-03

------------------------------------------------------------------------------------------------------------------------------
      ENTITY                                                                   JURISDICTION              STATUS    STATUS DATE
------------------------------------------------------------------------------------------------------------------------------
619.  Yamaguchi Power Limited                                                 Cayman Islands            Dissolved   29-Jul-03
620.  Zond Maine Development Corporation                                      CA                        Dissolved   27-Dec-02
621.  Zond Power Partners of Chandras LLC                                     Cayman Islands            Dissolved   27-Aug-02
622.  Zond Power Partners of Megali Vrissi LLC                                Cayman Islands            Dissolved   27-Aug-02
623.  Zond Power Partners of Mynydd Gorddu LLC                                Cayman Islands            Dissolved   27-Aug-02

                APPENDIX S: ADDITIONAL PENDING AVOIDANCE ACTIONS

APPENDIX S:  ADDITIONAL PENDING AVOIDANCE ACTIONS

            This Appendix contains a list of currently pending adversary proceedings wherein the Debtors and certain of their affiliates seek to recover preferential transfers or fraudulent conveyances that are not otherwise discussed in the Disclosure Statement. Refer to Sections IV.C.1.b., "Certain Pending Avoidance Actions" and IV.E., "Avoidance Actions" for additional information regarding pending preference and avoidance actions. In conjunction with the filing of the currently pending avoidance actions, the Debtors have made a good faith determination that the respective plaintiff-Debtors to such actions were insolvent at the relevant times. Each of these adversaries is either in the very early stages of discovery or the deadline for filing an answer had not yet expired. As the Debtors continue their diligence efforts, the Debtors may identify additional avoidance actions not reflected herein. As such, the Debtors reserve the right to identify and institute additional avoidance actions and do not waive any rights with respect thereto. Refer to Appendix O-II for a list of potential avoidance actions that the Debtors and/or certain non-Debtor affiliates may elect to bring.

                                                     ADVERSARY                                                       TRANSFER AMOUNT
                                                     PROCEEDING                                                          AND/OR
                TRANSFEREE/DEFENDANT                    NO.                                 PLAINTIFF(S)             RECOVERY SOUGHT
                --------------------                    ---                                 ------------             ---------------
115 NE THIRD AVENUE LLC                               03-92920   ENE, EPSC                                           $   187,327.52
1ST DEGREE MECHANICAL                                 03-92713   ENE, INTEGRATED PROCESS TECHNOLOGIES L.L.C.         $    23,000.00
A T KEARNEY                                           03-04583   ENE, EGM                                            $   250,000.00
AALBORG INDUSTRIES INC                                03-92923   ENE, NEPCO PROCUREMENT CO.                          $ 6,387,329.25
ABACO MANAGEMENT CO                                   03-92928   ENE, INTEGRATED PROCESS TECHNOLOGIES L.L.C.         $    21,017.65
ABB AUTOMATION INC                                    03-92946   ENE, GARDEN STATE, NEPCO                            $   164,564.52
ABB LUMMUS GLOBAL INC                                 03-04569   ENE, EECC                                           $   398,161.76
ABB POWER T & D CO INC                                03-92953   ENE, NEPCO, GARDEN STATE                            $ 1,451,939.00
ABC ELECTRIC                                          03-92958   ENE, EESNA                                          $    72,541.00
ABCO INDUSTRIES                                       03-92968   ENE, INTEGRATED PROCESS TECHNOLOGIES                $ 1,043,637.00
AC ENERGY SYSTEMS INC                                 03-91430   ENE, EESNA                                          $   125,000.82
AC&S INC                                              03-92973   ENE, NEPCO                                          $    88,904.86
ACCENTURE LLP                                         03-93466   ENE, ENW, ECT, ECI, EESI, ENA                       $ 5,291,549.00
ACTION COMMUNICATIONS INC                             03-92980   ENE, NEPCO                                          $   251,681.67
ACTION ELECTRIC CO INC                                03-06265   ENE, EESI                                           $   450,525.69
ADAPTIVE CONTROL SYSTEMS                              03-91450   ENE, EESNA                                          $    41,200.00
ADESTA COMMUNICATIONS INC                             03-92986   ENE, EBS                                            $   379,609.72
ADR CONSULTING INC.                                   03-92992   ENE, NEPCO                                          $    90,212.60
ADVANCED MOBILE POWER SYSTEMS LLC                     03-92999   ENE, ENA                                            $ 1,060,000.00
ADVANTAGE ENERGY GROUP INC                            03-06264   ENE, EESI, EESNA                                    $   247,270.00
AEP PRO SERVICE INC                                   03-93004   ENE, NEPCO                                          $   248,589.88
AET-ADVANCED ELECTRICAL TESTING                       03-93011   ENE, NEPCO                                          $   260,332.00
AGUIRRE CONCRETE                                      03-93016   ENE, NEPCO                                          $    26,500.00
AIR COMFORT CORP                                      03-93018   ENE, EESNA                                          $    22,474.50
AIR EQUIPMENT INC                                     03-91460   ENE, EESNA                                          $   118,584.00
AIR LIQUIDE AMERICA CORP                              03-93020   ENE, EGP                                            $    24,418.81
AIR POLLUTION TESTING INC                             03-93036   ENE, NEPCO                                          $   120,501.00
AIR POWER OF NEW ENGLAND                              03-93042   ENE, EESNA                                          $    58,087.00
AIR QUALITY MANAGEMENT SERVICES                       03-92766   ENE, ENA                                            $   121,481.84
AIR SEA BROKER D/B/A/ ASB-AIR                         03-92711   ENE, EEPC                                           $    51,000.00
ALAN ZIPERSTEIN                                       03-93048   ENE, EESO                                           $    21,478.00
ALFA LAVAL INC                                        03-93057   ENE, EEPC                                           $ 1,624,864.50
ALL CRANE OF GEORGIA INC                              03-93067   ENE, NEPCO, NEPCO POWER PROCUREMENT                 $    59,291.38
ALLAN ELECTRIC COMPANY INC                            03-93075   ENE, GARDEN STATE                                   $    53,010.00
ALLEN CONCRETE OF BLYTHEVILLE INC                     03-93080   ENE, NEPCO                                          $    72,832.80
ALSCHULER GROSSMAN STEIN & KAHAN                      03-93468   ENE, ENA                                            $   190,091.25
ALTER ASSET MANAGEMENT INC.                           03-92718   ENE, ENA, EGM                                       $    90,235.85
AMEC E & C SERVICES INC                               03-93470   ENE, ENA, GARDEN STATE                              $   666,495.55

                                                     ADVERSARY                                                       TRANSFER AMOUNT
                                                     PROCEEDING                                                          AND/OR
                TRANSFEREE/DEFENDANT                    NO.                                 PLAINTIFF(S)             RECOVERY SOUGHT
                --------------------                    ---                                 ------------             ---------------
AMERICAN ARBITRATION ASSOCIATION                      03-93394   EECC, ENE                                           $    27,600.00
AMERICAN CAST IRON PIPE CO.                           03-92719   ENE, PIPELINE SERVICES                              $ 3,272,253.92
AMERICAN EXPRESS                                      03-93090   ENE, NEPCO, ENIL, APACHI, ENRON SOUTH AMERICA, ECB  $   766,553.36
AMERICAN HEATING CO                                   03-93097   ENE, EESNA                                          $    21,884.00
AMERICAN SKIING CO                                    03-93103   ENE, EESO                                           $   112,071.78
AMERICAN STEEL CO                                     03-93107   ENE, NEPCO                                          $    34,490.00
AMTECH LIGHTING SERVICES CO                           03-06262   ENE, EESNA                                          $    25,766.18
AN-COR INDUSTRIAL PLASTICS INC                        03-91471   ENE, ENRON POWER (PUERTO RICO), INC.                $   100,728.00
ANDERSON WATER SYSTEM LTD                             03-93117   ENE, NEPCO                                          $   477,344.00
ANDRITZ RUTHNER INC                                   03-93126   ENE, GARDEN STATE                                   $    22,370.79
ANRITSU CO                                            03-91316   ENE, COMMUNICATIONS LEASING                         $   153,086.22
ANSALDO COEMSA SA                                     03-93135   ENE, NEPCO PROCUREMENT CO.                          $   218,810.00
ANTHONY THOMPSON                                      03-93139   ENE, EECC                                           $    20,000.00
APPLIED ENGINEERING SERVICES                          03-92722   ENE, EESNA                                          $    31,271.37
APPLIED METERING TECHNOLOGIES                         03-92723   ENE, EEMC, EESO                                     $   126,314.27
AQUALINE RESOURCES INC                                03-93151   ENE, INTEGRATED PROCESS TECHNOLOGIES LLC, EESNA,    $   389,799.47
                                                                 EESI
AQUATECH INTERNATIONAL CORPORATION                    03-93157   ENE, NEPCO                                          $    95,109.25
ARISTOTLE PUBLISHING                                  03-91140   ENE                                                 $    47,000.00
ARIZONA GLOVE & SAFETY                                03-93181   ENE, NEPCO                                          $    23,782.00
ARKLATEX TRUCK & EQUIPMENT CORP                       03-93196   ENE, NEPCO                                          $    20,000.00
ARMOR GENERAL CONTRACTORS INC                         03-93199   ENE, INTEGRATED PROCESS TECHNOLOGIES LLC            $    20,325.50
ARMOR GROUP                                           03-92725   ENE, ENA                                            $    22,212.00
ARMSTRONG TRACE                                       03-93204   ENE, NEPCO                                          $   123,199.02
ARNECK INT'L                                          03-92727   ENE, EEPC                                           $   188,997.00
ARNOLD & PORTER                                       03-93396   ENE, ENA, ENRON WHOLESALE SERVICES                  $    29,881.50
ASSET SECURITIZATION COOP                             03-93210   ENE, ENA                                            $ 5,075,715.03
ASTEN JOHNSON                                         03-93220   ENE, GARDEN STATE                                   $    22,789.52
AT&T                                                  03-92890   ENE, ENA, ENW, NEPCO, INTEGRATED PROCESS            $ 3,479,814.95
                                                                 TECHNOLOGIES LLC, EESO, EBS
ATLAS POWER INC                                       03-93223   ENE, NEPCO                                          $    80,251.80
ATWOOD & MORRILL CO INC                               03-93231   ENE, NEPCO PROCUREMENT CO.                          $   119,700.00
AUSPEX SYSTEMS INC D/B/A GLASSHOUSE TECHNOLOGIES      03-92730   ENE, ENW                                            $    43,906.21
AUSTEC SERVICES INC                                   03-91447   ENE, EBS                                            $   172,415.10
AUTOMOTIVE RENTALS INC                                03-93235   ENE, NEPCO                                          $   242,627.52
AVAYA INC                                             03-92731   ENE, ENA, EGM, ENW                                  $ 3,535,396.83
AVCA CORPORATION                                      03-93242   ENE, EESNA                                          $   392,190.17
AVIOR NETWORKS INC                                    03-04578   ENE, EBS                                            $    24,000.00
AVIS RENT A CAR SYSTEM INC                            03-93247   ENE, NEPCO                                          $   113,689.33
AVISTAR SYSTEMS                                       03-91148   ENE, ENW, ENA                                       $    81,281.60
AVTECH INC.                                           03-93251   ENE, EESNA                                          $   510,887.85
AVW AUDIO VISUAL                                      03-08898   ENE, EPSC                                           $   139,274.04
AZTEC FACILITY SERVICES                               03-92733   ENE, EPSC                                           $   859,196.98
B & A REDMOND PARTNERS LTD                            03-93288   ENE                                                 $   255,036.97
B & J INDUSTRIAL SUPPLY                               03-93256   ENE, NEPCO                                          $    32,646.20
BAKER ROBBINS & COMPANY                               03-92550   ENE                                                      23,968.00
BAKER ROBBINS & COMPANY                               03-92401   ENE, ENW                                            $    71,485.00
BAKER TANKS INC                                       03-93260   ENE, NEPCO                                          $    52,470.00
BAKER/MO SERVICES, INC.                               03-91152   ENE, NEW ALBANY POWER, I, L.L.C.                    $    35,193.68
BANCA NAZIONALE DEL LAVORO                            03-92769   ENE, EPMI                                           $    85,457.76
BANDS COMPANY INC.                                    03-92735   ENE, EESI                                           $    28,301.52
BANK & OFFICE INTERIORS                               03-93265   ENE, NEPCO                                          $   100,022.56
BANK ONE                                              03-93270   ENE, EBS                                            $   101,583.89
BANNER INDUSTRIAL SUPPLY                              03-93295   ENE, NEPCO PROCUREMENT CO.                          $    32,283.00
BARNHART CRANE & RIGGING CO                           03-93298   ENE, NEPCO                                          $   579,146.90
BARR-ROSIN                                            03-93300   ENE, GARDEN STATE                                   $    35,600.00
BARTON CREEK RESORT                                   03-93541   ENE, EESO                                           $    51,467.26
BARTON CREEK RESORT                                   03-92567   ENE, EESO                                           $    51,467.26
BASSETT MECHANICAL                                    03-92772   ENE, EESNA                                          $    70,200.00

                                                     ADVERSARY                                                       TRANSFER AMOUNT
                                                     PROCEEDING                                                          AND/OR
                TRANSFEREE/DEFENDANT                    NO.                                 PLAINTIFF(S)             RECOVERY SOUGHT
                --------------------                    ---                                 ------------             ---------------
BAUZA & DAVILA                                        03-93462   ENE, ECB                                            $   792,095.89
BC MASTIN CO.                                         03-93506   ENE, ENW                                            $    25,002.00
BDT ENGINEERING-BALCKE DURR INC.                      03-92778   ENE, EECC                                           $    35,000.00
BEACH SOFTWARE                                        03-93303   ENE, NEPCO                                          $    63,717.47
BEARCOM                                               03-93304   ENE, NEPCO                                          $    21,622.00
BELENOS                                               03-91160   ENE, EBS                                            $    35,625.00
BENNETT JONES LLP                                     03-93473   ENE, ENA, EIM                                       $    72,868.38
BENNETT STEEL INC                                     03-93308   ENE, NEPCO PROCUREMENT CO.                          $    74,350.00
BERGER IRON WORKS, INC.                               03-92654   ENE, SSLC                                           $   485,881.26
BERKEL & CO                                           03-93312   ENE, NEPCO                                          $    83,077.05
BFG IMMOBILIEN                                        03-93317   ENE, ENA                                            $    74,703.06
BIDDING NETWORK                                       03-91126   ENE                                                 $    20,000.00
BLOCK ELECTRIC CO.                                    03-92789   ENE, EESNA                                          $   195,300.00
BLOOMBERG L.P.                                        03-93479   ENE, ENW                                            $ 1,101,523.48
BLU CONSTRUCTION INC.                                 03-92793   ENE, EGP                                            $    29,900.00
BOILERMAKERS HEALTH & WELFARE FUND                    03-93321   ENE, EPICC                                          $    55,757.02
BORDEN COUNTY                                         03-93325   ENE, PIPELINE SERVICES                              $    39,319.61
BORDER STATES ELECTRIC SUPPLY                         03-93328   ENE, NEPCO                                          $   130,537.72
BOWNE BUSINESS SERVICES INC.                          03-92891   ENE, EPSC                                           $ 1,332,399.24
BRACKETT GREEN USA INC                                03-93335   ENE, NEPCO                                          $   174,788.00
BRENNAN INDUSTRIAL CONT                               03-93339   ENE, GARDEN STATE                                   $    65,416.81
BRETFORD MANUFACTURING INC                            03-93342   ENE                                                 $   139,380.67
BRITAIN ELECTRIC CORPORATION                          03-92406   ENE, EPSC                                           $   289,752.51
BRITISH CONSTRUCTION GRP LTD                          03-93345   ENE, EEPC                                           $   443,003.00
BROBECK PHLEGER & HARRISON LLP                        03-93491   ENE, ENA, EESI                                      $ 2,483,734.62
BRONCO CONSTRUCTION                                   03-93350   ENE, NEPCO PROCUREMENT CO.                          $   338,390.64
BROOK ENERGY SERVICES INC                             03-93353   ENE, EESNA                                          $   144,142.20
BROWN & ROOT INC                                      03-93355   ENE, EGP                                            $   269,226.50
BROWNWILLIAMSMOOREHEAD & QUINN                        03-92776   ENE, ENA                                            $    40,651.31
BRUNS BROS PROCESSING EQUIPMENT                       03-93354   ENE, EESNA                                          $    25,695.00
BUCHANAN INGERSOLL                                    03-93495   ENE, ENA                                            $   179,073.15
BULK-TAINERS CORPORATION                              03-93356   ENE, NEPCO                                          $    33,628.80
BURNS DELATTE & MCCOY INC                             03-92915   ENE, EPSC                                           $   270,180.97
C H MURPHY/CLARK-ULLMAN INC                           03-92917   ENE, NEPCO                                          $    45,590.00
C K SYSTEMS                                           03-92799   ENE, ENA                                            $    21,460.00
C W LIVINGSTON & ASSOC PC &                           03-93399   ENE                                                 $    27,000.00
CAL-AIR INC.                                          03-92802   ENE, EESNA                                          $   383,127.61
CALLENDERS & CO                                       03-93498   ENE, HAWKSBILL CREEK LNG, LTD., ENA                 $   302,457.53
CALVERT COMPANY                                       03-92919   ENE, NEPCO                                          $   888,842.70
CALVERT WIRE & CABLE CORP                             03-92922   ENE, NEPCO PROCUREMENT CO.                          $    21,600.00
CANNON BUILDING SERVICES INC                          03-92926   ENE, EESNA                                          $    44,855.00
CARNEGIE ASSOCIATES                                   03-92930   ENE, GARDEN STATE                                   $    22,500.00
CARRIER ENTERPRISES                                   03-93485   ENE, EESO                                           $    98,800.00
CARTER & ASSOCIATES                                   03-92934   ENE, EESI, EESO                                     $    20,521.87
CASCADE MACHINERY & ELECTRIC CO                       03-92938   ENE, NEPCO PROCUREMENT CO.                          $    28,066.60
CATALYST PROCESS SPECIALISTS                          03-92948   ENE, METHANOL                                       $   120,488.75
CB ENGINEERING PACIFIC INC                            03-92954   ENE, NEPCO, NEPCO PROCUREMENT CO.                   $   323,376.36
CB RICHARD ELLIS INC                                  03-91165   ENE, EBS                                            $    44,998.65
CED                                                   03-92959   ENE, NEPCO PROCUREMENT CO.                          $    57,035.65
CENTENNIAL BLOCK LTD.                                 03-92964   ENE, EPSC                                           $    26,342.03
CENTRAL PARKING SYSTEM OF TEXAS                       03-92810   ENE, SSLC                                           $    43,516.00
CENTRAL PARKING SYSTEMS                               03-92817   ENE, EPSC                                           $    87,312.50
CENTRAL PIPE SUPPLY INC                               03-92969   ENE, NEPCO                                          $    34,675.60
CENTURY STRATEGIES LLC                                03-93508   ENE                                                 $    60,000.00
CENTURYTEL                                            03-92589   ENE, EBS                                            $    21,313.52
CESAR PELLI & ASSOCIATES INC                          03-91167   ENE, SSLC                                           $    27,694.65
CEW LIGHTING INC.                                     03-92823   ENE, EESNA                                          $    40,773.79

                                                     ADVERSARY                                                       TRANSFER AMOUNT
                                                     PROCEEDING                                                          AND/OR
                TRANSFEREE/DEFENDANT                    NO.                                 PLAINTIFF(S)             RECOVERY SOUGHT
                --------------------                    ---                                 ------------             ---------------
CGI INFORMATION SYSTEMS CONSULTING                    03-91426   ENE, EBS                                            $    25,063.67
CHAMCO INDUSTRIES LTD                                 03-92974   ENE, NEPCO                                          $    57,990.24
CHICK FIL-A                                           03-92981   ENE                                                 $    40,818.93
CHOICE ENERGY INCORPORATED                            03-92646   ENE, ENA                                            $   474,476.16
CHRISTENSON ELECTRIC INC.                             03-92831   ENE, EPSC                                           $    37,441.43
CIA MEDIA NETWORK                                     03-91421   ENE                                                 $    55,000.00
CILCORP                                               03-92988   ENE, EESI                                           $    58,000.00
CIMARRON ELECTRIC COOPERATIVE                         03-92835   ENE, PIPELINE SERVICES                              $    28,120.70
CISCO SYSTEMS INC                                     03-93002   ENE, NEPCO, COMMUNICATIONS LEASING                  $   231,964.59
CITIBANK, SALOMON SMITH BARNEY, ET AL.                03-92701   ENE                                                 $32,258,943.00
CITY OF GARFIELD                                      03-93006   ENE, GARDEN STATE                                   $   215,628.38
CLARIANT CORP                                         03-93012   ENE, GARDEN STATE                                   $ 1,950,719.16
CLARK RELIANCE                                        03-93357   ENE, NEPCO                                          $    24,741.31
CLAYTON, BILTMORE & COMPANY LLC                       03-93487   ENE, EESO, ENW                                      $   305,626.25
CLEAN ENERGY SOLUTIONS LLC                            03-93043   ENE, ENA, EGM                                       $    84,419.28
CLIFFORD CHANCE                                       03-93548   ENE, ENRON GAS SERVICES CORP.                       $   236,436.27
CLIMATEC                                              03-06290   ENE, EESNA                                          $   107,100.00
COASTLINE MARINE INC.                                 03-92841   ENE, PIPELINE SERVICES                              $    59,290.01
COCKERILL MECHANICAL INDUSTRIES                       03-91428   ENE, ENA                                            $   200,000.00
COGENIX                                               03-93049   ENE, NEPCO                                          $   403,098.00
COLLINS-OLIVER INC                                    03-93058   ENE, NEPCO                                          $    36,468.75
COLONIAL ELECTRIC SUPPLY CO                           03-93062   ENE, EESNA                                          $    51,209.27
COLUMBIA ELECTRIC SUPPLY                              03-93068   ENE, NEPCO                                          $    71,360.47
COLUMBIA LAKES                                        03-93073   ENE, EAMR                                           $    72,828.16
COLUMBUS MACHINE                                      03-93081   ENE, NEPCO, NEPCO PROCUREMENT CO.                   $    55,392.00
COLUMBUS READY MIX                                    03-93087   ENE, NEPCO PROCUREMENT CO.                          $    81,209.40
COMDISCO INC.                                         03-92894   ENE, WARPSPEED                                      $   200,004.28
COMFORT SYSTEMS USA                                   03-93093   ENE, EESNA                                          $    30,622.00
COMMAIR MECHANICAL SERVICES                           03-92844   ENE, EESNA                                          $   116,357.00
COMMUNICATIONS ADVISORY SERVICE                       03-92902   ENE                                                 $   236,083.43
COMMUNICATIONS SYSTEMS SERVICES                       03-92412   ENE, EBS                                            $   103,444.84
COMMUNITY PRODUCTS LLC                                03-93101   ENE                                                 $    22,572.00
COMPAGNIE GENERALE DE LOGISTIQUE-                     03-93106   ENE, EEPC                                           $ 1,922,525.56
COMPLETE SOLUTIONS, TECHNOLOGY PARTNERS, L.P.         03-93490   ENE, ENW                                            $    43,300.00
COMPUDYNE WINFOSSYSTEMS LTD                           03-93464   ENE, ECB                                            $    70,000.00
COMPUTER CONTROL SYSTEMS, INC.                        03-93511   ENE                                                 $   678,626.53
COMPUTER MEDIA TECHNOLOGIES                           03-92848   ENE, ENA, ENW, EPMI                                 $   219,001.00
COMQUEST RESEARCH                                     03-92852   ENE                                                 $   176,000.00
CONCAR DETROIT ONE LLC                                03-93111   ENE, EBS, EPSC                                      $    61,016.39
CONCHANGO TEXAS INC                                   03-08883   ENE, ENW                                            $    35,640.00
CONDEA VISTA CHEMICAL COMPANY                         03-93115   ENE, GARDEN STATE                                   $    32,208.63
CONFERENCE PLUS INC.                                  03-92782   ENE, ENW                                            $    32,084.98
CONNELLY ABBOTT DUNN & MONROE ARCHI                   03-93124   ENE, NEPCO                                          $    57,170.33
CONSOLIDATED ELECTRICAL                               03-93129   ENE, NEPCO                                          $    26,125.00
CONSTANT POWER MANUFACTURING CO                       03-91342   ENE, EEPC                                           $    22,694.00
CONSTANTIN WALSH-LOWE LLC                             03-93133   ENE, SSLC                                           $   146,100.54
CONSTRUCTORA HERMANOS FURLANETTO CA                   03-92857   ENE, EECC                                           $   374,438.96
CONSULTANTS' CHOICE                                   03-91133   ENE                                                 $    20,250.00
CONTECH TECHNICAL SERVICES CO                         03-93138   ENE, NEPCO                                          $    75,405.74
CONTINENTAL BLOWER                                    03-93493   ENE, EESNA                                          $    84,994.00
CONTINENTAL TECHNOLOGIES INC.                         03-92859   ENE, EESNA                                          $    21,918.00
CONTROL AIR CONDITIONING SRVC. CORP.                  03-93143   ENE, EESNA                                          $    56,487.50

                                                     ADVERSARY                                                       TRANSFER AMOUNT
                                                     PROCEEDING                                                          AND/OR
                TRANSFEREE/DEFENDANT                    NO.                                 PLAINTIFF(S)             RECOVERY SOUGHT
                --------------------                    ---                                 ------------             ---------------
CONTROL BUILDING SERVICES INC                         03-93147   ENE, INTEGRATED PROCESS TECHNOLOGIES, LLC, EESO     $ 1,180,968.84
CONTROL RISKS GROUP LTD.                              03-91564   ENE                                                 $    21,830.00
CONTROL SYSTEMS COMPANY                               03-91411   ENE, EESI, EESO                                     $   357,966.48
CONTROLLED AIR INC.                                   03-06291   ENE, EESNA                                          $   130,071.00
COPPER CANYON                                         03-91209   ENE, EESO                                           $    23,219.96
CORESTAFF SERVICES                                    03-93155   ENE, ENA, EESO, ENW                                 $ 1,952,982.55
CORPORATE BUILDERS                                    03-93161   ENE, NEPCO                                          $    35,005.49
CORPORATE EXPRESS                                     03-93163   ENE, NEPCO, ENW                                     $   120,432.81
COUNTY OF BERGEN                                      03-93167   ENE, GARDEN STATE                                   $    40,731.31
COURTER, KOBERT, LAUFER & COHEN                       03-93392   ENE                                                 $    82,025.06
COVENANT COMMUNITY CAPITAL CORP.                      03-93465   ENE, ENRON ECONOMIC DEVELOPMENT CORP.               $    21,922.19
CRANBERRY MFG CORP.                                   03-92564   ENE, EBS                                            $    22,859.42
CRESTLINE CONSTRUCTION CO LLC                         03-93171   ENE, NEPCO                                          $   310,868.83
CITIC INDUSTRIAL BANK                                 03-93463   ENE, APACHI                                         $    72,000.00
CROSBY, HEAFEY, ROACH, & MAY                          03-93500   ENE, ENA                                            $   178,610.14
CROSSWORD TRANSLATION                                 03-93467   ENE, ENRON SOUTH AMERICA                            $    26,500.00
CSG SERVICES, INC.                                    03-93173   ENE, EESNA                                          $   128,625.20
CTC COMMUNICATIONS CORP.                              03-92863   ENE, EESO                                           $    65,230.23
CUMMINS SOUTHERN PLAINS INC                           03-93514   ENE, EECC                                           $    52,031.00
CURTISS-WRIGHT FLIGHT SYSTEMS                         03-93202   ENE, GARDEN STATE                                   $   101,913.43
CURTISS-WRIGHT FLOW CONTROL SERVICE                   03-93209   ENE, NEPCO                                          $   273,706.15
CUSHMAN & WAKEFIELD, INC.                             03-93215   ENE, EEMC                                           $    80,000.00
CUSTOM DESIGN MARKETING                               03-93218   ENE, NEPCO                                          $    47,561.75
CUSTOM METALS                                         03-93224   ENE, NEPCO                                          $    50,819.50
CUSTOM PLAYGROUNDS DESIGNS DBA                        03-93228   ENE, EPSC                                           $    65,948.95
CUSTOM STEEL SERVICES, INC.                           03-93238   ENE, GARDEN STATE                                   $    20,170.00
CUTLER-HAMMER, INC.                                   03-93243   ENE, GARDEN STATE                                   $    72,986.61
CYGNUS GROUP INC.                                     03-92552   ENE                                                 $   144,855.00
D'ARCY                                                03-04571   ENE, EPSC                                           $   746,016.92
DALE C ROSSMAN INC                                    03-93252   ENE, NEPCO                                          $   230,603.10
DANIEL J SHEA                                         03-93282   ENE, PIPELINE SERVICES                              $   110,664.50
DANIEL VALVE CO                                       03-93285   ENE, EEPC                                           $    68,665.00
DASSAULT FALCON JET CORPORATION                       03-92585   ENE                                                 $    32,779.75
DATA GENERAL                                          03-91180   ENE, EBS, EEPC                                      $    55,207.50
DAVID BROWN UNION PUMPS                               03-91178   ENE, ENA, EEPC, PIPELINE SERVICES                   $    97,696.00
DAWSON COUNTY APPRAISAL DISTRICT                      03-93289   ENE, PIPELINE SERVICES                              $   301,579.11
DEA CONSTRUCTION COMPANY                              03-93293   ENE, EBS                                            $   165,365.40
DEARBORN CRANE & ENGINEERING                          03-93297   ENE, NEPCO PROCUREMENT CO.                          $   162,022.50
DEBNER & CO                                           03-93301   ENE, EPSC                                           $   505,763.81
DEER PARK CONSTRUCTION                                03-93305   ENE, EGP                                            $    58,580.06
DELATTRE BEZONS (NIGERIA) LTD.                        03-92866   ENE, EPCC                                           $ 2,029,844.18
DELL MARKETING L.P.                                   03-91130   ENE, ENW                                            $ 1,134,493.08
DELL RECEIVABLES L.P.                                 03-93496   ENE                                                 $ 1,286,685.57
DELOITTE & TOUCHE LLP                                 03-93504   ENE, EESI                                           $   508,510.00
DELTA ENERGY CORPORATION                              03-92872   ENE, ENA                                            $ 3,943,546.52
DELTA HUDSON ENGINEERING CORP.                        03-92876   ENE, EEPC                                           $    57,846.50
DELTA UNIBUS CORPORATION                              03-93310   ENE, NEPCO PROCUREMENT CO.                          $    20,424.00
DEVON DIRECT MARKETING & ADVERTISING INC. D/B/A       03-92879   ENE, EESO                                           $   259,942.18
EURO RSCG DEVON DIRECT
DEZURIK/COPES-VULCAN                                  03-93313   ENE, NEPCO                                          $   179,954.10
DIAMOND CLUSTER INTL INC                              03-08892   ENE, ENW                                            $ 3,315,547.00
DILLING MECHANICAL CONTRACTORS                        03-92882   ENE, EESNA                                          $    20,111.00
DIMENSION DATA                                        03-92884   ENE, COMMUNICATIONS LEASING                         $   180,804.61
DIXIE RENTAL AND SUPPLY                               03-93319   ENE, NEPCO                                          $   148,504.70
DOCENT INC.                                           03-92887   ENE, EESO                                           $    41,600.00
DOOLEY TACKBERRY, INC.                                03-92787   ENE, EEPC                                           $    38,500.00

                                                     ADVERSARY                                                       TRANSFER AMOUNT
                                                     PROCEEDING                                                          AND/OR
                TRANSFEREE/DEFENDANT                    NO.                                 PLAINTIFF(S)             RECOVERY SOUGHT
                --------------------                    ---                                 ------------             ---------------
DOOLITTLE ERECTORS INC                                03-93323   ENE, NEPCO                                          $    25,870.00
DORADO SOFTWARE INC                                   03-91407   ENE, EBS                                            $   100,000.00
DOUGHTY BROTHERS INC.                                 03-93329   ENE, NEPCO PROCUREMENT CO.                          $   167,815.00
DOW JONES & CO                                        03-92581   ENE, ENW                                            $   127,920.00
DOY G. JONES II (ROCKY)                               03-92652   ENE                                                 $   393,894.75
DRESSER-RAND CO.                                      03-93520   ENE, ETS                                            $    28,279.00
DUAL TEMP COMPANIES                                   03-93332   ENE, EESNA                                          $    30,807.00
DUN & BRADSTREET                                      03-08884   ENE, ENW                                            $    49,894.14
DUN & BRADSTREET                                      03-08885   ENW                                                 $   285,137.62
DXP/SEPCO INDUSTRIES                                  03-91439   ENE, NEPCO                                          $    25,344.00
DYNALECTRIC                                           03-92888   ENE, EESNA                                          $    59,158.00
EAST OHIO MACHINERY COMPANY                           03-93334   ENE, EESNA                                          $    33,070.50
EBIZ PEOPLE                                           03-91397   ENE, EGM                                            $    20,000.00
ECONOMIC INSIGHT INC.                                 03-93486   ENE, ECT, ENA                                       $    59,417.12
EDEN BIOSCIENCE CORP                                  03-93336   ENE, NEPCO                                          $   154,019.32
EDISON ASSET SECURITIZATION LLC                       03-92942   ENE, EPSC                                           $   254,519.37
EDWARD'S PIPING AND MACHINERY INC                     03-92949   ENE, EESNA                                          $   225,959.06
ELECTRICAL CABLE SPECIALISTS INC                      03-92955   ENE, GARDEN STATE                                   $    31,500.00
ELKINS TELECOM INC                                    03-08886   ENE, EBS                                            $    20,000.00
ELLIOTT CO                                            03-92962   ENE, NEPCO                                          $    23,968.00
ELM CREEK PROPERTY MANAGEMENT                         03-92966   ENE, EESO                                           $   445,000.00
EMINENT RESOURCES                                     03-91395   ENE, ENW, EESO                                      $    64,750.00
ENCOURAGEMENT RESEARCH & RESOURCES INC.               03-92653   ENE, EBS                                            $    43,500.00
ENERGY CAPITAL PARTNERS                               03-92978   ENE, EESO                                           $   127,937.35
ENERGY CONCEPTS & SOLUTIONS                           03-92991   ENE, EESNA                                          $    88,842.63
ENERGY CONTROLS & CONCEPTS                            03-92794   ENE, EESNA                                          $   160,670.00
ENERGY INTELLIGENCE GROUP INC.                        03-92708   ENE, ENW                                            $    54,944.00
ENERGY INVESTMENTS                                    03-92995   ENE, EESNA                                          $   156,904.01
ENERGY MGMT CONSULTANTS INC.                          03-92709   ENE, EESNA                                          $   344,703.19
ENERGY TRANSPORTATION                                 03-93001   ENE, GARDEN STATE                                   $   108,029.72
ENERTECH                                              03-93007   ENE, EESNA                                          $    45,371.79
ENFORM TECHNOLOGY L.L.C                               03-92710   ENE, ENA, ENW                                       $   548,097.42
ENGINEERED PROCESS SYSTEMS INC                        03-93013   ENE, NEPCO                                          $   160,828.89
ENSR CONSULTING & ENGINEERING                         03-08887   ENE, ENA                                            $   390,610.08
ENTERPRISE SERVICES CO                                03-08916   ENW                                                 $    32,296.88
ENTERPRISE SERVICES CO                                03-08915   ENE, EESO, ENW                                      $    61,391.63
ENTEX IT SERVICE A/K/A SIEMENS BUSINESS SERVICES      03-92712   ENE, EPSC                                           $    25,921.55
ENTREPOSE                                             03-92714   ENE, EEPC                                           $ 2,659,717.43
ENTRIX INC.                                           03-92715   ENE, ENA, EGM                                       $   124,440.07
ENVIROCLEANSE SYSTEMS INC                             03-06292   ENE, EESNA                                          $    20,486.11
ENVIROGREEN INC                                       03-93017   ENE, NEPCO                                          $    20,692.00
ENVIRONMENTAL COMPLIANCE &                            03-93019   ENE, NEPCO                                          $    31,850.61
ENVIRONMENTAL EFFECTS LP                              03-93488   ENE, WRA SERVICES CORP., ENA                        $   134,955.96
ENVIRONMENTAL MANAGEMENT SRVCS INC                    03-93023   ENE, NEPCO                                          $    24,092.00
EPIC SYSTEMS CORPORATION                              03-91384   ENE, EBS                                            $   159,914.50
EQUISERVE                                             03-92892   ENE                                                 $    96,442.84
ERIC W TENHUNFELD                                     03-93492   ENE, ENA                                            $   115,410.00
ERSHIGS INC                                           03-93027   ENE, NEPCO, NEPCO PROCUREMENT CO.                   $   185,028.50
ESCO                                                  03-93030   ENE, EESNA                                          $   200,404.30
EULAN CORP                                            03-91454   ENE, EESO, EESI                                     $   169,150.00
EVANS CONSOLES INC.                                   03-92716   ENE, ENA, ENW                                       $    75,670.29
EXECUTIVE ADVICE                                      03-91378   ENE, ENW, ENA                                       $    65,100.00
EXPANETS INC                                          03-93033   ENE, NEPCO                                          $   145,936.99
F&M MAFCO INC                                         03-93037   ENE, NEPCO                                          $    30,380.71
FACILITY INTERIORS INC.                               03-92717   ENE                                                 $    82,636.12
FACILITY ROBOTICS INC                                 03-92565   ENE, EESNA                                          $    35,977.00
FEDERAL EXPRESS                                       03-92720   ENE, EPSC                                           $   130,082.77
FERN ENGINEERING                                      03-91434   ENE, EEPC                                           $   121,466.85
FIRST DATA CORPORATION                                03-92721   ENE, EESO                                           $    82,326.78

                                                     ADVERSARY                                                       TRANSFER AMOUNT
                                                     PROCEEDING                                                          AND/OR
                TRANSFEREE/DEFENDANT                    NO.                                 PLAINTIFF(S)             RECOVERY SOUGHT
                --------------------                    ---                                 ------------             ---------------
FIRSTLOGIC INC.                                       03-92798   ENE, EESI, EESO                                     $    79,726.71
FISK ELECTRIC COMPANY                                 03-93040   ENE, EPSC, SSLC                                     $   811,583.08
FLEISHMAN-HILLARED LINK LTD.                          03-92724   ENE                                                 $    21,580.13
FLENDER GRAFFENSTADEN                                 03-92726   ENE, EEPC                                           $    80,652.61
FLORIDA MAINTENANCE & CONSTRUCTION                    03-93045   ENE, NEPCO                                          $   128,721.07
FLOW-LIN CORP                                         03-93050   ENE, NEPCO PROCUREMENT CO.                          $    36,217.48
FLOWSERVE PUMPS                                       03-93056   ENE, NEPCO PROCUREMENT CO.                          $    73,737.45
FLUORESCO LIGHTING & SIGNS                            03-92803   ENE, EESI, EESNA                                    $   579,781.90
FNB FACTORS                                           03-93061   ENE, EGP                                            $   272,184.05
FNW PASCO                                             03-93066   ENE, EPICC                                          $    65,214.75
FOCUS OF NEW YORK INC.                                03-92728   ENE, EESO, ENA                                      $    52,500.00
FOLEY HOAG & ELIOT LLP                                03-93403   ENE                                                 $    25,276.36
FORCEOSONLY.COM INC DBA M & A                         03-91372   ENE                                                 $    25,000.00
FOREMAN ELECTRIC SERVICE CO, INC.                     03-93521   ENE, ETS                                            $    32,768.00
FORENSIC TECHNOLOGIES                                 03-93471   ENE, ECB                                            $    33,997.52
FOSTER COMPUTING SERVICES INC                         03-91365   ENE, EBS                                            $    23,986.68
FOSTER WHEELER LIMITED                                03-93072   ENE, NEPCO                                          $    39,152.64
FRAN D. BERG MARKETING & SPECIAL EVENT, INC.          03-08896   ENE                                                 $    21,780.60
FREDERIC R HARRIS INC.                                03-92729   ENE, EECC                                           $   167,589.98
FREDERICK DUNCAN MCCAIG                               03-92649   ENE, EECC                                           $    20,146.31
FRITZ COMPANIES INC.                                  03-91359   ENE, EEPC, NEPCO, ENA                               $   412,585.39
FRONTIER ECONOMICS                                    03-91137   ENE                                                 $   189,177.87
FURINO & SONS INC                                     03-93078   ENE, NEPCO                                          $   192,912.50
FURNITURE MARKETING GROUP OF HOUSTON                  03-92732   ENE, EPSC                                           $    22,526.18
FUTURE COM LTD                                        03-91335   ENE, ENW                                            $   329,194.05
FYI-NET, LP                                           03-93377   ENE, EBS                                            $    48,186.13
G M MECHANICAL CORP                                   03-93089   ENE, INTEGRATED PROCESS TECHNOLOGIES LLC            $    39,360.00
G.B.BOOTS SMITH CORP.                                 03-92734   ENE, ENA, PIPELINE SERVICES                         $    63,085.84
G.R.G. VANDERWEIL ENG.INC.                            03-93098   ENE, EESO                                           $    28,463.00
GARTNER & ASSOCIATES                                  03-93108   ENE, EESNA                                          $   103,061.46
GATTMAN CONSTRUCTION                                  03-93114   ENE, NEPCO PROCUREMENT CO.                          $    75,970.90
GEA INTEGRATED COOLING TECH                           03-93128   ENE, NEPCO                                          $    25,682.68
GEA RAINEY CORPORATION                                03-91328   ENE, EEPC                                           $   252,990.00
GENE TACKETT                                          03-93517   ENE, ENA                                            $    43,781.25
GENERAL LIFE INS. CO                                  03-93586   ENE, GARDEN STATE, NEPCO                            $ 1,705,734.32
GENSLER                                               03-93132   ENE, SSLC                                           $   249,329.78
GEOCORE SERVICE INC.                                  03-92736   ENE, PIPELINE SERVICES                              $    30,750.00
GEOLOGIC SERVICES CORP                                03-93141   ENE, INTEGRATED PROCESS TECHNOLOGIES LLC            $    39,973.72
GEORGE DON & ASSOC                                    03-91324   ENE, EIM                                            $    85,000.00
GEORGIA TRANSMISSION CORPORATION                      03-92737   ENE, ENA                                            $    30,000.00
GLAUBER EQUIPMENT CORP.                               03-92738   ENE, EESNA                                          $    30,981.00
GLC CONSULTING SERVICE                                03-92643   ENE, ENA                                            $   130,000.00
GLOBAL RISK STRATEGIES(BERMUDA)LTD                    03-93152   ENE, EGM                                            $    32,056.31
GOLDER ASSOCIATES                                     03-93513   ENE, ENA                                            $   241,358.91
GOLIN/HARRIS INTERNATIONAL                            03-92741   ENE, ENA                                            $    86,515.90
GOULDS PUMPS INC.                                     03-93158   ENE, NEPCO                                          $ 1,032,909.44
GOWAN INC.                                            03-92804   ENE, EPSC                                           $    55,720.25
GRANITE CONSTRUCTION CO.                              03-93172   ENE, NEPCO                                          $    37,906.38
GRANT WILSON                                          03-93177   ENE, EECC                                           $   374,777.50
GRAPHTEC INC.                                         03-92806   ENE, SSLC                                           $   112,861.62
GREEN POWER PARTNERS                                  03-93180   ENE, EESI                                           $    33,640.00
GREENFIELD HOLDING COMPANY LIMITED                    03-04586   ENE, ENA, ENIL                                      $ 3,466,000.00
GREENWICH TECHNOLOGY PARTNERS                         03-92389   ENE, ENW                                            $   190,905.12
GREGG COUNTY                                          03-93183   ENE, PIPELINE SERVICES                              $   121,984.59
GREGG M. ROSENBERG & ASSOCIATES                       03-92808   ENE, ENA, ENRON SOUTH AMERICA                       $    75,000.00

                                                     ADVERSARY                                                       TRANSFER AMOUNT
                                                     PROCEEDING                                                          AND/OR
                TRANSFEREE/DEFENDANT                    NO.                                 PLAINTIFF(S)             RECOVERY SOUGHT
                --------------------                    ---                                 ------------             ---------------
GRINNELL FIRE PROTECTION                              03-93185   ENE, NEPCO                                          $    47,676.89
GROM ASSOCIATES INC                                   03-08917   ENE                                                 $   123,550.00
GRUBBS HOSKYN BARTON & WYATT                          03-93188   ENE, NEPCO                                          $    61,609.00
GUILD ELECTRIC                                        03-93191   ENE, EBS                                            $    47,449.00
H L MCAFEE CONSTRUCTION INC                           03-91321   ENE, EBS                                            $    21,206.00
H. MITCHELL HARPER                                    03-92651   ENE, EGM                                            $    90,000.00
HADEN & GABBERT                                       03-93475   ENE, APACHI                                         $    90,000.00
HAKLUYT & CO LTD                                      03-04585   ENE, ENA                                            $   449,981.23
HANOVER MAINTECH INC.                                 03-92812   ENE, EECC, NEPCO                                    $   354,043.70
HANSON CONCRETE SOUTH CONTRAL                         03-93194   ENE, NEPCO                                          $   725,476.42
HARD DRIVES NORTHWEST                                 03-93200   ENE, NEPCO                                          $   191,626.82
HARRIS REBAR                                          03-93206   ENE, NEPCO                                          $    31,461.70
HARRISON TRANE                                        03-93208   ENE, INTEGRATED PROCESS TECHNOLOGIES LLC            $    24,225.21
HARTE-HANKS MARKET INTELLIGENCE                       03-91571   ENE, EBS                                            $    36,311.39
HARTFORD STEAM BOILER INS                             03-92583   ENE, EESO                                           $   833,333.34
HATCH                                                 03-93213   ENE                                                 $    20,028.71
HATCH ASSOC.CONSULTANTS INC.                          03-92824   ENE, EIM                                            $    33,884.00
HAWICZ & STAIT                                        03-06625   ENE, SSLC                                           $    31,115.06
HAWS INTERNATIONAL                                    03-93217   ENE, NEPCO                                          $    26,305.85
HDB LTD                                               03-93226   ENE, PIPELINE SERVICES                              $    99,719.00
HELLMUTH, OBATA & KASSABAUM, PC                       03-92479   ENE, EPSC                                           $    22,995.08
HENRY PRATT CO                                        03-93230   ENE, NEPCO                                          $   145,454.00
HIGH PLAINS SEPTIC SERVICES INC                       03-93232   ENE, NEPCO                                          $   179,484.49
HILL BROTHERS                                         03-93234   ENE, NEPCO                                          $    22,000.00
HILTON HOTELS CORPORATION                             03-08895   ENE                                                 $   133,293.68
HINES INTEREST LIMITED                                03-93237   ENE, SSLC                                           $   303,575.10
HITACHI AMERICA LTD                                   03-93240   ENE, NEPCO                                          $    76,868.00
HMT INC.                                              03-93245   ENE, NEPCO                                          $ 1,182,500.00
HOBART WEST GROUP LLC                                 03-93249   ENE, GARDEN STATE                                   $   151,332.66
HOLTEC INTERNATIONAL                                  03-93255   ENE, NEPCO                                          $    20,659.55
HONEYWELL                                             03-93376   ENE, INTEGRATED PROCESS TECHNOLOGIES, EESI, EESNA   $   330,625.56
HOOD RIVER SAND & GRAVEL                              03-93261   ENE, NEPCO                                          $   548,776.82
HORIZON CONSTRUCTORS INC                              03-93264   ENE, NEPCO                                          $    22,603.85
HOUGHTON CHEMICAL                                     03-93268   ENE, EESNA                                          $    75,415.50
HUGH MURPHY                                           03-93271   ENE, EECC                                           $    45,865.81
HUNTER & SAGE                                         03-92829   ENE, ENW                                            $    20,000.00
HUNTSMAN CORPORATION                                  03-93274   ENE, GARDEN STATE                                   $   105,950.00
HUXTABLE & ASSOCIATES INC.                            03-92833   ENE, EESNA                                          $    21,893.31
HYPO VEREINSBANK                                      03-08882   ENE, ENA, EPMI                                      $    74,861.11
I A NAMAN + ASSOCIATES INC                            03-92423   ENE, SSLC                                           $   182,857.27
ICF CONSULTING                                        03-92862   ENE, ENA                                            $    34,500.00
IDYLWOOD VILLAGE APARTMENTS                           03-93277   ENE, EESI                                           $    20,061.86
ILLINOIS BLOWER INC                                   03-93283   ENE, NEPCO                                          $    21,229.12
INDECK POWER EQUIPMENT CO                             03-93287   ENE, NEPCO PROCUREMENT CO.                          $    22,986.00
INDUSTRA                                              03-08894   ENE, EIM                                            $    66,268.28
INDUSTRIAL COMMUNICATIONS                             03-93291   ENE, NEPCO                                          $   157,927.50
INDUSTRIAL MARINE SERVICE INC                         03-93296   ENE, INTEGRATED PROCESS TECHNOLOGIES, L.L.C.        $   106,652.81
INDUSTRIAL MATERIAL CORP                              03-92916   ENE, NEPCO                                          $    31,787.52
INDUSTRIAL UTILITY SALES CO INC                       03-92925   ENE, NEPCO PROCUREMENT CO.                          $    25,172.82
INDUSTRICON SUPPLY LLC                                03-92921   ENE, NEPCO                                          $    22,187.56
INDUSTRIES 43                                         03-93378   ENE, NEPCO                                          $    33,200.00
INFINITY CUSTOMER SOLUTIONS L.L.C.                    03-92865   ENE, ENA, EGM                                       $   174,848.00
INFO USA                                              03-92869   ENE, EESO                                           $    26,127.60
INFORMATICA CORPORATION                               03-08888   ENE, ENW, ENA                                       $   317,136.34
INNOVATIVE NETWORK SOLUTIONS                          03-93527   ENE, ENW                                            $   285,095.92
INNOVATIVE REPORTING & VIDEO INC.                     03-93476   ENE, ECB                                            $    81,094.44
INOTEK TECHNOLOGIES                                   03-92929   ENE, NEPCO                                          $    56,033.14
INSCAPE                                               03-92933   ENE                                                 $   400,678.06

                                                     ADVERSARY                                                       TRANSFER AMOUNT
                                                     PROCEEDING                                                          AND/OR
                TRANSFEREE/DEFENDANT                    NO.                                 PLAINTIFF(S)             RECOVERY SOUGHT
                --------------------                    ---                                 ------------             ---------------
INSIGHT TELECOMMUNICATIONS, LLC                       03-91506   ENE, EBS                                            $   406,110.00
INSTRUMENTATION & ELECTRICAL                          03-92935   ENE, MONT BELVIEU STORAGE, EGP                      $    43,768.10
INSTRUMENTATION COMBUSTION & CONTROLS, INC.           03-92354   ENE, EESI, EESNA                                    $   140,270.40
INSULATIONS INC                                       03-92939   ENE, NEPCO PROCUREMENT CO.                          $   833,333.65
INTELLIBRIDGE CORP                                    03-08889   ENE                                                 $    75,000.00
INTELLIGENCE PRESS INC.                               03-92877   ENE, ENRONONLINE, ENW                               $   114,939.00
INTERLINGUA                                           03-93477   ENE, ECB                                            $    49,720.00
INTERMEDIA COMMUNICATIONS                             03-92346   ENE, ENW, ENA                                       $    20,408.29
INTERMOUNTAIN VALVE & CONTROLS                        03-92943   ENE, NEPCO                                          $    36,055.00
INTERNATIONAL CATALYST INC                            03-92947   ENE, EGP                                            $   109,678.00
INTERNATIONAL DATA CORPORATION                        03-92883   ENE                                                 $    38,500.00
INTERNATIONAL PAINTING CORP                           03-92951   ENE, NEPCO                                          $    85,000.00
INTERNATIONAL SEARCH PARTNERS INC                     03-92342   ENE                                                 $    26,000.00
INTERTRUST TECHNOLOGIES CORP                          03-92335   ENE, EBS                                            $    35,000.00
INTERWORKS ENGINEERING LTD.                           03-92864   ENE, EPCC                                           $   130,752.65
INTL COMPUTER SERV                                    03-92441   ENE                                                 $    26,040.00
INVENSYS ENERGY SYSTEMS                               03-08891   ENE, EBS                                            $    21,929.76
IPC INFORMATION SYSTEMS INC.                          03-92867   ENE, ENA                                            $   133,997.25
IRON MOUNTAIN                                         03-92897   ENE, EPSC                                           $    99,473.97
ISABEL CLARK D/B/A IMC DESIGNS                        03-91580   ENE                                                 $    23,425.30
IT SOLUTIONS INC                                      03-08911   ENE,                                                $    91,267.81
ITT INDUSTRIES FINANCIAL RESOURCE                     03-92870   ENE, EEPC                                           $    49,600.00
IVOR J LEE INC                                        03-92957   ENE, NEPCO                                          $    55,921.00
J H KELLY LLC                                         03-92961   ENE, EPICC                                          $   117,100.73
J LEE SCOGGINS                                        03-93530   ENE, ENA                                            $    30,625.00
JACOBS ENGINEERING GROUPS INC                         03-92971   ENE, EGP                                            $   122,716.21
JAGUIRE CUSTOM CONTRACTORS                            03-92874   ENE, ENA                                            $    67,500.00
JAMES B HONAN                                         03-93175   ENE, EECC                                           $    20,000.00
JAMES INDUSTRIAL CONSTRUCTORS INC                     03-92976   ENE, NEPCO                                          $ 1,392,544.50
JE MERIT CONSTRUCTORS INC                             03-92982   ENE, ENA, EGP                                       $   491,987.76
JEFFERSON ASSOCIATES                                  03-08908   ENE, ENW                                            $    50,175.00
JEMAL'S NANNY LLC                                     03-92985   ENE, EPSC                                           $    82,416.66
JERRY KELLY INC                                       03-92989   ENE, INTEGRATED PROCESS TECHNOLOGIES, LLC           $    41,918.60
JIM RILEY EXCAVATING                                  03-92994   ENE, NEPCO                                          $    22,673.83
JOE CONNOR                                            03-92645   ENE                                                 $    52,500.00
JOHN BURNS CONSTRUCTION COMPANY                       03-91558   EBS                                                 $   128,865.50
JOHN L WORTHAM & SON LLP                              03-93595   ENE, ENA                                            $    43,477.50
JOHN PARISH                                           03-92642   ENE, ENA                                            $    20,000.00
JOHNSTON PUMP                                         03-92997   ENE, NEPCO                                          $   239,399.28
JR STONES                                             03-93000   ENE, NEPCO                                          $    24,899.73
JRA CONSTRUCTION                                      03-91233   ENE, EESNA                                          $    38,018.70
JRT REALTY GROUP                                      03-92878   ENE, EPSC                                           $    34,953.68
JUPITER HOLDING LLC                                   03-93524   ENE, ENA                                            $   371,591.17
JURGENS INC DBA TAYLOR FENCE CO                       03-93003   ENE, NEPCO                                          $    31,714.00
KAB-SANG KONG                                         03-93474   ENE, APACHI                                         $    49,194.04
KATZ, KUTTER, ALDERMAN & BRYANT P.A.                  03-93494   ENE                                                 $   117,910.15
KDC SYSTEMS                                           03-93009   ENE, EESNA                                          $    57,349.65
KEITH & ASSOCIATES INC.                               03-93497   ENE, ENA                                            $    70,377.37
KEKST & CO                                            03-93021   ENE                                                 $   518,363.30
KENDALL/HEATON ASSOCIATES INC                         03-93024   ENE, SSLC                                           $   236,663.75
KENOSHA GROUNDS CARE INC.                             03-92881   ENE, EBS                                            $    21,100.00
KENT DATACOM                                          03-92886   ENE, COMMUNICATIONS LEASING, EESI, ENW              $   874,802.29
KEYSPAN                                               03-93026   ENE, EESI                                           $    55,424.81
KEYSTONE RESORT                                       03-93029   ENE, NEPCO                                          $    27,839.41
KEYSTONE SPECIALTY SERVICES CO                        03-92396   ENE, OEC, NEW ALBANY POWER, I, L.L.C.               $   621,306.48

                                                     ADVERSARY                                                       TRANSFER AMOUNT
                                                     PROCEEDING                                                          AND/OR
                TRANSFEREE/DEFENDANT                    NO.                                 PLAINTIFF(S)             RECOVERY SOUGHT
                --------------------                    ---                                 ------------             ---------------
KIMBERLY ANN BROWN & ASSOCIATES                       03-08918   ENE, ENA                                            $    64,072.50
KIMERY PAINTING INC                                   03-93031   ENE, NEPCO PROCUREMENT CO.                          $   356,633.33
KING & SPALDING                                       03-93549   ENE, ENA, GLOBAL LNG                                $   121,509.99
KNOWLEDGE NETWORKS INC                                03-92388   ENE, EBS                                            $    46,075.00
KNOWMADIC INC                                         03-92381   ENE, ENW                                            $    45,937.50
KOMP HORTICULTURAL SERVICES INC.                      03-92814   ENE, EPSC                                           $    94,384.17
KONECRANES AMERICA INC                                03-93034   ENE, NEPCO PROCUREMENT CO.                          $    20,038.50
KVB-ENERTEC                                           03-93038   ENE, NEPCO                                          $   359,833.30
KYOEISHA                                              03-93178   ENE, ENA                                            $    43,755.35
L & B 1775 EYE STREET INC.                            03-93041   ENE                                                 $    96,587.16
LABOV MECHANICAL INC                                  03-93047   ENE, NEPCO                                          $   858,398.96
LAI CONSTRUCTION SERVICES INC                         03-08893   ENE, EBS                                            $   204,138.00
LAMPSON INTERNATIONAL LTD                             03-93052   ENE, EPICC                                          $   104,863.64
LANE-VALENTE INDUSTRIES INC                           03-93054   ENE, INTEGRATED PROCESS TECHNOLOGIES                $    23,270.50
LANIER PROFESSIONAL SERVICES INC.                     03-92572   ENE, EPSC, EBS                                      $   152,178.97
LANIER PROFESSIONAL SERVICES, INC.                    03-92573   ENE                                                 $    72,518.53
LAPOINTE ROSENSTEIN                                   03-93408   ENE, EIM                                            $    22,247.46
LAS VENTANAS AL PARAISO                               03-93060   ENE, ENA                                            $    45,288.58
LAW OFFICES OF PAUL B MELTZER                         03-93499   ENE, ENA                                            $    74,380.33
LBFH INC.                                             03-92752   ENE, ENA                                            $    47,531.66
LEASENET INC.                                         03-92758   ENE, CEMS                                           $    31,922.86
LEE OFFICE PRODUCTS D/B/A BHATT COMMERCIAL INC.       03-92774   ENE, EPSC                                           $    36,999.22
LEHMAN BROTHERS, INC.                                 03-92697   ENE, EBS                                            $   189,811.00
LEHR CONSTRUCTION CORP.                               03-93529   ENE, EESI                                           $    83,992.00
LEWIS, LONGMAN & WALKER PA                            03-93547   ENE, CALYPSO                                        $    27,758.94
LEXIS-NEXIS                                           03-93533   ENE, ENW                                            $   123,903.38
LIBERTY SUPPLY INC                                    03-93063   ENE, NEPCO                                          $    74,564.02
LIGHTING AND ENERGY CONTROL SYSTEMS INC.              03-06293   ENE, EESI, EESNA                                    $   136,604.47
LIGHTING DYNAMICS INC.                                03-93069   ENE, EESNA                                          $    25,442.82
LIGHTING MANAGEMENT                                   03-93074   ENE, EESNA                                          $    31,078.33
LIGHTING TECHNOLOGY SERVICES INC                      03-93079   ENE, EESNA                                          $    46,961.78
LOAN CLEARING AGENCY SERVICES                         03-93084   ENE                                                 $    87,384.45
LOCAL 598 TRUST FUNDS                                 03-93086   ENE, EPICC                                          $   217,458.84
LONGHORN LEASING INC.                                 03-93535   ENE                                                 $    88,428.04
LORENTZEN & WETTRE USA INC                            03-93092   ENE, GARDEN STATE                                   $   118,024.00
LOYENS & LOEFF                                        03-93501   ENE, GLOBAL LNG                                     $   103,794.00
LOYENS & VOLKMAARS                                    03-93414   ENE                                                 $    24,800.00
LUCAS GROUP                                           03-92371   ENE, NEPCO, EBS                                     $    42,500.00
LUCENT TECHNOLOGIES INC.                              03-92898   ENE, EBS, ENW                                       $   553,111.29
LUMINAIRE SERVICES INC                                03-92366   ENE, EESNA                                          $   178,534.47
LUMINANT WORLDWIDE CORP.                              03-92780   ENE, ENW                                            $   130,823.00
LUNTZ RESEARCH COMPANIES                              03-92362   ENE                                                 $    27,193.01
LYNN MECHANICAL INC                                   03-93096   ENE, EESNA                                          $    25,720.00
M & I ELECTRIC INDUSTRIES INC                         03-93100   ENE, EEPC                                           $    58,819.00
M. A. MORTENSON COMPANY                               03-92647   EBS                                                 $ 1,385,876.00
MACIVOR GRANT US INC.                                 03-93478   ENE, ENRON INDIA                                    $    25,000.00
MACRO ADVISORY SERVICES                               03-92820   ENE, ENA                                            $   152,000.00
MAGNOLIA STEEL                                        03-93105   ENE, NEPCO PROCUREMENT CO.                          $    29,728.51
MANAGEMENT RESOURCES INC.                             03-92360   ENE, EGP                                            $    25,000.00
MANSFIELD IND. COATINGS, INC.                         03-92786   ENE, ENA, PIPELINE SERVICES                         $   114,299.50
MARATHON COMMUNICATIONS INC.                          03-92790   ENE                                                 $    36,776.19
MARCONI COMMUNICATIONS                                03-04575   ENE, EBS, COMMUNICATIONS LEASING                    $   849,463.05
MAREK BROTHERS SYSTEMS, INC.                          03-08910   ENE, EPSC                                           $    84,508.76
MARITIME HEALTH SVCS                                  03-93110   ENE, NEPCO                                          $    20,800.00
MASTER CRAFT BUILDERS INC                             03-92437   ENE, NEW ALBANY POWER 1, L.L.C.                     $    29,700.00
MATRIX SERVICE MID-CONTINENT INC                      03-93116   ENE, NEPCO                                          $    75,773.40

                                                     ADVERSARY                                                       TRANSFER AMOUNT
                                                     PROCEEDING                                                          AND/OR
                TRANSFEREE/DEFENDANT                    NO.                                 PLAINTIFF(S)             RECOVERY SOUGHT
                --------------------                    ---                                 ------------             ---------------
MATRIX.NET, INC.                                      03-93603   ENE, EBS                                            $   650,000.00
MATTSCO                                               03-93118   ENE, NEPCO PROCUREMENT CO.                          $    99,318.11
MAX CONTROL SYSTEMS INC                               03-93121   ENE, NEPCO, EECC                                    $    21,300.00
MAYER, BROWN & PLATT                                  03-93503   ENE, ENA                                            $   143,386.67
MCCOY INC                                             03-93123   ENE, EPSC                                           $   129,941.85
MCGRATH & COMPANY                                     03-93505   ENE, ENA                                            $    69,399.00
MCHALE & ASSOCIATES INC                               03-93127   ENE, NEPCO                                          $   113,770.16
MCKINNEY & STRINGER                                   03-93507   ENE, NEPCO                                          $    55,891.84
MCLEAN CARGO SPECIALISTS INC.                         03-92795   ENE, EEPC                                           $    82,500.00
MCSI                                                  03-93131   ENE                                                 $ 1,130,998.54
MECHANICAL REPAIR & ENGINEERING INC.                  03-92800   ENE, METHANOL                                       $    49,700.00
MEDFIT                                                03-92807   ENE                                                 $    75,138.00
MEDIA RECOVERY INC                                    03-08909   ENE, ENW                                            $    52,747.52
MEDIA SOURCERY INC.                                   03-93537   ENE, EBS                                            $   141,956.61
MEMPHIS FENCE CO INC                                  03-93134   ENE, NEPCO                                          $    25,801.00
METHUEN CONSTRUCTION CO INC                           03-93137   ENE, EESNA                                          $   254,194.68
METROPOLITAN TRANSIT AUTHORITY                        03-93142   ENE, EPSC                                           $   256,187.50
MICHAEL DOBBINS & CO                                  03-93539   ENE, ENA                                            $    26,954.25
MICROWAREHOUSE INC                                    03-92474   ENE, ENW                                            $   509,691.29
MID SOUTH FIRE PROTECTION INC                         03-93144   ENE, NEPCO                                          $    57,879.00
MID-ATLANTIC MECHANICAL                               03-93146   ENE, INTEGRATED PROCESS TECHNOLOGIES                $   100,800.00
MIDDLEBERG EURO                                       03-92813   ENE, ENA                                            $    44,509.67
MIDDOUGH ASSOCIATES INC                               03-93150   ENE, EESNA                                          $    42,075.57
MIDWEST ENERGY INC                                    03-92469   ENE, PIPELINE SERVICES                              $    20,911.83
MILAM CONSTRUCTION CO                                 03-93154   ENE, NEPCO                                          $   112,866.48
MILLICAN & ASSOCIATES                                 03-92818   ENE, ENA, ENW                                       $   137,319.43
MISSOURI VALLEY INC                                   03-93160   ENE, EESNA                                          $   315,690.00
MITSUBISHI                                            03-93162   ENE, EECC, NEPCO                                    $   284,422.50
MMC MATERIALS INC                                     03-93164   ENE, NEPCO                                          $    73,509.85
MMR GROUP INC                                         03-93165   ENE, NEPCO                                          $   284,352.88
MOODY INTERNATIONAL INC                               03-06294   ENE, EESI, EESNA                                    $    24,200.97
MORNINGSTAR SYSTEMS INC                               03-92394   ENE, ENW                                            $   190,905.12
MOTIVATION EXCELLENCE INC.                            03-92822   ENE, EESO                                           $   192,281.28
MOTOROLA INC.                                         03-92827   ENE, EESO                                           $    22,447.50
MOUNTAIN TRAILS FOUNDATION                            03-92842   ENE, EBS                                            $    29,200.00
MP HUSKY CORP                                         03-93170   ENE, NEPCO                                          $    73,734.53
MPR ASSOCIATES INC.                                   03-92828   ENE, ENA                                            $   133,281.57
MS LEGAL SEARCH L.L.C                                 03-92465   ENE, EESO, ENA                                      $    82,250.00
NASHVILLE BOLT LLC                                    03-92918   ENE, NEPCO                                          $    21,696.80
NATIONAL ENERGY SERVICES                              03-92927   ENE, NEPCO, EESNA                                   $   408,269.51
NATIONAL HVAC SERVICE                                 03-92932   ENE, EESNA                                          $   262,727.19
NATIONAL LIGHTING MAINTENANCE                         03-92936   ENE, EESNA                                          $    23,368.39
NATL ASSOC OF MANUFACTURERS                           03-92847   ENE                                                 $   105,000.00
NAVIGANT CONSULTING INC.                              03-92587   ENE, ETS, EOS, ENA, ENW                             $   188,705.98
NCRC INC                                              03-92940   ENE, INTEGRATED PROCESS TECHNOLOGIES, LLC           $    30,901.72
NEPCAN ENGINEERING LTD                                03-92945   ENE, NEPCO                                          $   613,643.25
NEPTUNE CHEMICAL PUMP CO.                             03-92952   ENE, NEPCO PROCUREMENT CO.                          $   197,440.00
NES TRENCH & SHORING                                  03-92956   ENE, NEPCO POWER PROCUREMENT, NEPCO                 $    76,218.00
NET LOGISTIC SA DE GV                                 03-92850   ENE, EGM                                            $    24,610.00
NETSCREEN TECHNOLOGIES INC.                           03-92856   ENE, COMMUNICATIONS LEASING                         $   163,279.12
NETWORK INTERSTATE                                    03-08890   ENE, ENW                                            $    21,583.15
NEW ALBANY LIGHT & GAS WATER DEPT.                    03-92960   ENE, OEC                                            $    23,952.12
NIENKAMPER FURNITURE                                  03-92965   ENE                                                 $   213,409.54
NINYO & MOORE                                         03-92970   ENE, NEPCO                                          $    56,084.25
NIXU OY                                               03-92860   ENE, EBS                                            $    24,684.00
NOOTER/ERIKSEN INC.                                   03-92873   ENE ENA                                             $ 1,480,000.00
NORSKE SYSTEMS                                        03-92832   ENE ENA                                             $    95,216.70
NORTEL NETWORKS CORPORATION                           03-92845   ENE, COMMUNICATIONS LEASING, EBS                    $   515,209.28
NORTH COAST ELECTRIC COMPANY                          03-92975   ENE, NEPCO, EPICC                                   $   116,532.16
NORTH STAR NETWORK SOLUTIONS INC.                     03-92853   ENE, EBS                                            $    68,492.54

                                                     ADVERSARY                                                       TRANSFER AMOUNT
                                                     PROCEEDING                                                          AND/OR
                TRANSFEREE/DEFENDANT                    NO.                                 PLAINTIFF(S)             RECOVERY SOUGHT
                --------------------                    ---                                 ------------             ---------------
NORTH TEXAS VALVE & FITTING CO                        03-92979   ENE, NEPCO                                          $    34,703.50
NORTHEASTERN MECHANICAL INC                           03-92984   ENE, EESNA                                          $   106,025.00
NOVA-LINK LIMITED                                     03-92586   ENE, EPSC                                           $   283,655.32
NOXTECH INC                                           03-92990   ENE, EGM                                            $   100,000.00
NWT INC                                               03-92996   ENE, NEPCO                                          $    63,423.73
O & M INDUSTRIES                                      03-06295   ENE, EESNA                                          $   408,215.70
O C TANNER CO.                                        03-92748   ENE, EOS                                            $    51,497.10
OCE-USA INC.                                          03-93010   ENE, NEPCO                                          $   202,958.43
OFFICE PAVILION - HOUSTON                             03-92461   ENE, EPSC                                           $    25,676.52
OILFIELD SUPPLY                                       03-93253   ENE, GLOBAL LNG                                     $    46,707.65
OMI CRANE SYSTEMS INC                                 03-93015   ENE, NEPCO                                          $    20,260.00
OMNI TRAX LEASING LLC                                 03-93523   ENE, EESI                                           $    55,170.91
ONYX INDUSTRIAL                                       03-93046   ENE, NEPCO                                          $   144,000.00
ONYX INDUSTRIAL SERVICES INC.                         03-92756   ENE, LINGTEC                                        $   277,695.00
OPTIMUS SOLUTIONS LLC                                 03-93502   ENE, ENW, EESI                                      $   520,036.00
ORDEAN INTL INC.                                      03-92762   ENE, EECC                                           $   145,040.35
OUTDOOR MEDIA GROUP USA INC                           03-92558   ENE                                                 $    23,900.00
OUTLAW BROTHERS                                       03-93053   ENE, NEPCO                                          $   117,980.00
OVIE SYSTEMS INC                                      03-91432   ENE, EESO                                           $    51,713.48
OWENS CONSTRUCTION SERVICES                           03-93059   ENE, NEPCO                                          $    36,359.98
OXFORD ANALYTICA INC.                                 03-06959   ENE, ENA                                            $    25,000.00
OXY VINYLS LP                                         03-93064   ENE, METHANOL                                       $   230,724.00
PA CONSULTING GROUP                                   03-08906   ENE, ENA                                            $   182,592.92
PACE GLOBAL ENERGY SERVICES                           03-92779   ENE, ENA                                            $    80,972.09
PACIFIC RIM CAPITAL INC.                              03-92785   ENE, ENW                                            $    61,364.76
PACO PUMPS                                            03-93070   ENE, NEPCO, NEPCO PROCUREMENT CO.                   $    80,006.60
PAHARPUR COOLING TOWERS LIMITED                       03-04584   ENE, LINGTEC                                        $ 1,032,579.80
PAN OCEAN INC                                         03-93076   ENE, ENA                                            $    20,000.00
PANALPINA C.A.                                        03-93579   ENE, EEPC                                           $    73,889.03
PANALPINA INC.                                        03-92792   ENE, EEPC                                           $    77,427.50
PANASONIC COPIER CO.                                  03-91526   ENE                                                 $    27,529.85
PAR REALTY CO                                         03-93083   ENE, GARDEN STATE                                   $   107,494.68
PARADIGM STRATEGY GROUP, INC.                         03-92416   ENE, EESO                                           $   114,000.00
PARKS METAL FABRICATORS INC                           03-93088   ENE, NEPCO                                          $ 1,010,608.02
PARSONS ENERGY & CHEMICALS GROUP                      03-93094   ENE, NEPCO                                          $    33,511.00
PARTICIPANT PROPERTIES LIMITED                        03-93102   ENE, EEPC                                           $    37,000.00
PASCOR ATLANTIC CORPORATION                           03-93104   ENE, NEPCO                                          $   119,178.00
PASSAIC VALLEY WATER COMMISSION                       03-93109   ENE, GARDEN STATE                                   $   244,700.69
PAT TANK INC                                          03-91600   ENE, PIPELINE SERVICES                              $   142,909.01
PATCH INC                                             03-93112   ENE, ENA                                            $   205,358.42
PATRICK SANDERS                                       03-92644   ENE, EECC                                           $    35,000.00
PATTERSON & ASSOCIATES                                03-91586   ENE, ENA                                            $    61,066.00
PATTERSON PUMP COMPANY                                03-06961   ENE, NEPCO PROCUREMENT CO.                          $    33,925.00
PB ENERGY STORAGE SERVICES INC. F/K/A PB-KBB INC.     03-93292   ENE, ENA                                            $   151,419.55
PB POWER INC.                                         03-92797   ENE, EECC, ENA                                      $   180,884.52
PCE PACIFIC INC.                                      03-93119   ENE, NEPCO POWER PROCUREMENT                        $   175,727.94
PCPC INCORPORATED                                     03-08905   ENE, ENW, ENA                                       $    52,932.24
PDFRAZER CONSULTING INC                               03-91226   ENE, ENA                                            $    25,000.00
PENNSYLVANIA TRANSFORMER                              03-93122   ENE, NEPCO                                          $    50,111.46
PENNWELL                                              03-92801   ENE, ENA                                            $    28,320.63
PENSKE LOGISTICS                                      03-93125   ENE, GARDEN STATE                                   $ 1,208,606.91
PEPERWEED CONSULTING                                  03-92809   ENE                                                 $    99,682.56
PERFORMANCE DESIGN LAB                                03-08912   ENE, EESI, EESO                                     $    63,337.68
PERI FORMWORK SYSTEMS                                 03-93130   ENE, NEPCO                                          $    27,670.46
PETROLEUM ARGUS LTD                                   03-91545   ENE, ENRONONLINE                                    $    65,250.00
PETROLEUM HELICOPTERS INC.                            03-92816   ENE, HPL                                            $   135,690.96
PETRO-LOGISTICS LTD.                                  03-92825   ENE, ENA                                            $    24,000.00
PETROTECH INC.                                        03-92836   ENE, SCC                                            $    21,132.00
PGA NATIONAL RESORT & SPA                             03-93140   ENE, EGM                                            $    31,008.00

                                                     ADVERSARY                                                       TRANSFER AMOUNT
                                                     PROCEEDING                                                          AND/OR
                TRANSFEREE/DEFENDANT                    NO.                                 PLAINTIFF(S)             RECOVERY SOUGHT
                --------------------                    ---                                 ------------             ---------------
PIEDMONT MAINTENANCE & SERVICES INC.                  03-92838   ENE, EESNA                                          $   163,053.00
PINKERTON SYSTEMS INTEGRATION                         03-08904   ENE, EPSC                                           $    55,897.18
PINNACLE WELDING & FABRICATION INC.                   03-93145   ENE, NEPCO                                          $   141,151.39
PIRA ENERGY GROUP                                     03-92510   ENE, ENA                                            $    28,750.00
PITNEY BOWES                                          03-93149   ENE, EPSC                                           $   346,568.38
PLANNERS SERVICES GROU, INC.                          03-93536   ENE                                                 $ 1,085,351.31
PM INDUSTRIAL ECONOMICS D/B/A PM KEYPOINT LLC         03-08868   ENE                                                 $    29,105.05
PORT CARTERET                                         03-93153   ENE, GARDEN STATE                                   $    73,732.99
PORT OF HOUSTON AUTHORITY                             03-92511   ENE, EGP                                            $    75,375.00
PORTER & HEDGES LLP                                   03-93393   ENE                                                 $    24,038.02
POSTAGE BY PHONE SYSTEM                               03-93526   ENE, EPSC                                           $   120,000.00
POTESTA & ASSOCIATES                                  03-93395   ENE, EGM, ENA                                       $    22,449.29
POWELL ELECTRONIC INC                                 03-93156   ENE, NEPCO, NEPCO PROCUREMENT CO.                   $   854,144.40
POWELL, GOLDSTEIN, FRAZER & MURPHY, L.L.P.            03-93512   ENE, EIM                                            $    90,578.43
POWER CON MECHANICAL                                  03-93159   ENE, NEPCO                                          $   128,460.00
POWER DISTRIBUTION INC.                               03-93528   ENE                                                 $    49,884.00
POWER ENGINEERS INC.                                  03-93166   ENE, NEPCO                                          $   180,754.64
POWER EQUIPMENT CO OF MEMPHIS                         03-93169   ENE, EESNA                                          $    36,240.90
PRECISION POWERED PRODUCTS, INC.                      03-93174   ENE, NEPCO                                          $    51,960.00
PRECISION ROLL GRINDERS INC.                          03-93176   ENE, GARDEN STATE                                   $    29,658.00
PRESENTATIONS NORTHWEST                               03-93179   ENE, NEPCO                                          $    36,034.56
PRIME LUBE INC.                                       03-93184   ENE, NEPCO                                          $    50,846.68
PRIME REFRIGERATION CORP                              03-93531   ENE, EESI                                           $   111,834.00
PRINCETON CONSULTANTS                                 03-06627   ENE, ENW                                            $    21,417.77
PRITCHETT RUMMLER-BRACHE INC.                         03-08903   ENE, EESO                                           $   433,964.30
PRO MECHANICAL CORP.                                  03-93187   ENE, EESNA                                          $   150,160.53
PROCESS TECHNICAL SERVICES INC.                       03-93480   ENE, ECB                                            $   251,657.34
PROFESSIONAL SERVICES INC.                            03-91577   ENE, SSLC                                           $    20,082.25
PROSPECT STEEL II CO.                                 03-93190   ENE, NEPCO                                          $    38,000.00
PSYCHROMETRIC SYSTEMS INC                             03-93193   ENE, NEPCO PROCUREMENT CO.                          $   650,780.59
PTL ASSOCIATES INC.                                   03-92843   ENE, EGM                                            $    22,350.51
PUBLIC SERVICE ELECTRIC AND GAS                       03-93197   ENE, GARDEN STATE                                   $   739,955.65
PUGET SOUND ENERGY, INC.                              03-93379   ENE, NEPCO                                          $    71,022.73
PUMP SERVICE & REPAIR                                 03-92851   ENE, EPSC                                           $    38,637.67
QUALITY CONTAINER MAINTENANCE LP                      03-93534   ENE                                                 $    37,018.25
QWEST CYBER SOLUTIONS LLC                             03-93538   ENE                                                 $    63,800.00
QUINN GILLESPIE & ASSOCIATES                          03-91214   ENE                                                 $   257,985.56
QUIRI                                                 03-06949   ENE, EEPC                                           $    36,753.41
R J BROWN DEEPWATER, INC.                             03-92858   ENE, EGM                                            $   333,758.36
R P ADAMS COMPANY INC                                 03-92512   ENE, EEPC                                           $    46,239.00
RAECON CORP                                           03-91608   ENE, ENA                                            $    23,300.36
RAILWORKS W T BYLER                                   03-93203   ENE, NEPCO                                          $   546,723.57
RAR DEVELOPMENT ASSOC.                                03-93211   ENE, GARDEN STATE                                   $   110,390.48
RASMUSSEN WIRE ROPE & RIGGING                         03-93214   ENE, NEPCO                                          $    22,865.04
RAZORFISH D/B/A/ SBI.RAZORFISH                        03-92739   ENE, ENA                                            $   495,497.65
REALNETWORKS INC.                                     03-92740   ENE, EBS                                            $    42,045.25
REBIS                                                 03-93227   ENE, NEPCO                                          $    32,377.03
RED HAWK/CDT                                          03-92742   ENE, EBS                                            $    70,599.18
RED MAN PIPE & SUPPLY CO                              03-91612   ENE, EECC                                           $   246,809.21
REDBACK NETWORKS                                      03-04581   ENE, EBS, COMMUNICATIONS LEASING                    $ 1,081,103.35
REFERRAL NETWORKS D/B/A PEOPLECLICK                   03-92506   ENE, ENA                                            $    30,000.00
REFRIGERATION SYSTEMS CO.                             03-92743   ENE, EESNA                                          $    69,790.50
REG ARCHITECTS INC                                    03-92746   ENE, ENA                                            $    24,923.00
REGINALD TOWNSEND                                     03-93233   ENE, EECC                                           $    20,000.00
REILY ELECTRICAL SUPPLY                               03-93241   ENE, NEPCO PROCUREMENT CO.                          $   400,696.58
RENTAL SYSTEMS INCORPORATED                           03-92749   ENE                                                 $    27,306.06

                                                     ADVERSARY                                                       TRANSFER AMOUNT
                                                     PROCEEDING                                                          AND/OR
                TRANSFEREE/DEFENDANT                    NO.                                 PLAINTIFF(S)             RECOVERY SOUGHT
                --------------------                    ---                                 ------------             ---------------
RETROFIT ORIGINALITY INCORPORATED                     03-93540   ENE, EESI                                           $    48,500.00
RETRO-TECH SYSTEMS INC                                03-91624   ENE, EESNA                                          $    68,332.02
REUSE TECHNOLOGY INC                                  03-92421   ENE, ENA                                            $    68,333.02
REUTERS AMERICA INC.                                  03-92899   ENE, EMCC, ENW, ENRONONLINE                         $ 1,430,005.84
REXEL SOUTHERN ELECTRICAL SUPPLY                      03-93246   ENE, NEPCO PROCUREMENT CO.                          $   117,829.00
REXEL SUMMERS                                         03-93258   ENE, NEPCO                                          $   132,767.17
RHOADS INDUSTRIES INC                                 03-93262   ENE, GARDEN STATE                                   $    71,745.75
RICHARD PALMER                                        03-93542   ENE, ENA                                            $    36,750.00
RICHARD SURREY                                        03-93266   ENE, EECC                                           $    40,600.00
RICHARD, WAYNE AND ROBERTS                            03-93397   ENE, ENW                                            $    30,000.00
RICHARDS CO                                           03-93272   ENE, GARDEN STATE                                   $    63,000.00
RIDGE CUT FARMS PARTNERSHIP                           03-93275   ENE, ENA                                            $    30,000.00
RINO EQUIPMENT INC                                    03-92556   ENE, EEPC                                           $    38,634.00
RISK WATERS GROUP                                     03-91619   ENE, ENA, EGM                                       $    94,725.00
RIVERA, TULLA & FERRER                                03-93482   ENE, ECB                                            $   693,889.66
ROBERTS/SCHORNICK & ASSOC. INC.                       03-92751   ENE, PIPELINE SERVICES                              $    26,848.00
ROBERTSON-CECO CORP.                                  03-93278   ENE, NEPCO POWER PROCUREMENT                        $    59,499.38
ROCKLAND COUNTY SOLID WASTE AUTHORITY                 03-93281   ENE, GARDEN STATE                                   $    56,024.15
ROHM & HAAS CO                                        03-93286   ENE, GARDEN STATE                                   $   157,500.16
ROMAR SUPPLY                                          03-92924   ENE, NEPCO                                          $    31,968.48
RONALD FRANKS CONSTRUCTION                            03-92482   ENE, EBS                                            $   141,982.00
ROSEMOUNT ANALYTICAL INC.                             03-92566   ENE, NEPCO                                          $    62,090.00
ROSEWOOD CONTRACTING CORP./AFC                        03-93381   ENE, EESNA, EESO                                    $ 1,329,534.06
ROTOFLOW INC. D/B/A/ GE OIL & GAS                     03-92753   ENE, EGP                                            $    93,101.40
ROYAL BANK OF CANADA                                  03-92578   ENE                                                 $   459,954.00
RYDER SCOTT COMPANY INC.                              03-92754   ENE, EGM                                            $    32,533.93
S/I NORTHCREEK II LLC                                 03-92937   ENE, NEPCO                                          $   292,797.54
SA & C LIMITED                                        03-93484   ENE, APACHI                                         $    78,495.00
SALES FOCUS INC                                       03-92941   ENE, EESI, EESO                                     $   254,135.16
SALIENCE ASSOCIATES                                   03-06297   EESI                                                $   373,317.51
SALOMONE BROTHERS INC                                 03-92944   ENE, INTEGRATED PROCESS TECHNOLOGIES, LLC           $    27,351.95
SAN FRANCISCO WAVE EXCHANGE LLC                       03-92950   ENE, EPSC                                           $   122,908.86
SAP AMERICA INC                                       03-92385   ENE                                                 $   522,055.36
SBC DATACOMM                                          03-92488   ENE, ENA, NEPCO, ENW                                $   331,191.07
SBI INC.                                              03-92861   ENE, EESI, EESO                                     $   210,561.00
SCHIFF HARDIN & WAITE                                 03-93398   ENE, EESO                                           $    24,903.75
SCHINDLER ELEVATOR CORPORATION                        03-92963   ENE, EPSC                                           $   351,706.80
SCHMUESER & ASSOCIATES INC                            03-92967   ENE, NEPCO                                          $   790,309.50
SCHNEIDER ELECTRIC                                    03-92972   ENE, NEPCO PROCUREMENT CO.                          $   556,400.00
SCHOONOVER ELECTRIC CO INC                            03-92977   ENE, GARDEN STATE                                   $   387,048.22
SCUDDER PUBLISHING GROUP                              03-92983   ENE, ENRONONLINE                                    $    26,255.00
SDG MACERICH PROPERTIES L.P., ET AL.                  03-93431   ENE, EESO                                           $ 1,563,568.00
SECURITY SYSTEMS DIVISION                             03-92760   ENE                                                 $   591,992.19
SEFTON STEEL FABRICATORS                              03-92987   ENE, NEPCO                                          $   738,256.46
SELLERS & SONS INC                                    03-92993   ENE, NEPCO                                          $    20,877.75
SENTERRA REAL ESTATE GROUP LLC                        03-92998   ENE, GRAND SLAM PARKING INC.                        $   111,049.59
SENTRY EQUIPMENT CORP.                                03-93005   ENE, NEPCO PROCUREMENT CO., NEPCO                   $   126,492.00
SERVER TECHNOLOGY INC                                 03-92761   ENE, COMMUNICATIONS LEASING                         $   227,185.20
SHAMROCK CONSTRUCTORS                                 03-93008   ENE, NEPCO                                          $    79,288.00
SHAUGHNESSY & CO                                      03-93014   ENE, EPICC                                          $    33,200.00
SHAW FRONEK CO INC                                    03-93022   ENE, NEPCO                                          $    86,538.20
SHEN MILSOM & WILKE INC.                              03-93025   ENE, SSLC                                           $    44,271.55
SHUTTS & BOWEN                                        03-93401   ENE, ENA                                            $    22,404.00
SIDERCA CORP                                          03-93028   ENE, NEPCO                                          $    71,026.40
SIEMENS BUILDING TECHNOLOGIES, INC.                   03-93608   ENE, EBS                                            $    24,980.20
SIEMENS BUSINESS SERVICES INC                         03-92382   ENE, EPSC                                           $   474,403.85

                                                     ADVERSARY                                                       TRANSFER AMOUNT
                                                     PROCEEDING                                                          AND/OR
                TRANSFEREE/DEFENDANT                    NO.                                 PLAINTIFF(S)             RECOVERY SOUGHT
                --------------------                    ---                                 ------------             ---------------
SIGMA INTERNET INC.                                   03-92868   ENE, EESO, ENA, ENW                                 $   510,153.20
SISTEC RIGGING & MILLRIGHTS                           03-93415   ENE, GARDEN STATE                                   $    56,435.64
SITUS REALTY SERVICES INC                             03-92591   ENE, EBS                                            $    35,100.00
SKINNER TANK COMPANY                                  03-92764   ENE, ENA, PIPELINE SERVICES                         $    59,420.00
SM ELECTRIC CO INC                                    03-93032   ENE, NEPCO                                          $   121,757.40
SMITH DOYLE CONTRACTORS INC                           03-93035   ENE, NEPCO                                          $    57,300.00
SMITH PUMP COMPANY INC                                03-93039   ENE, NEPCO                                          $   378,906.00
SOUTHEAST PIPE FABRICATORS INC                        03-93044   ENE, NEPCO                                          $    26,573.31
SOUTHEASTERN ELECTRIC INC                             03-08870   ENE, EESNA                                          $    57,062.00
SOUTHERN ASSOCIATES CO                                03-93051   ENE, NEPCO                                          $    60,589.00
SOUTHWEST CARBON & ALLOY                              03-93055   ENE, NEPCO                                          $    80,767.79
SOUTHWEST FASTENER                                    03-93065   ENE, NEPCO                                          $    41,823.61
SOUTHWEST PERFORMANCE GROUP INC                       03-93071   ENE, NEPCO                                          $    90,982.43
SPALJ CONSTRUCTION CO                                 03-93077   ENE, EBS                                            $   489,211.77
SPECIALIZED BANKING FURNITURE INC                     03-92417   ENE                                                 $ 2,442,375.00
SPECIALIZED BANKING FURNITURE INC                     03-91533   ENE, ENW                                            $ 2,563,443.00
SPECTRUM LIGHTING TECH INC                            03-92765   ENE, EESNA                                          $    51,913.45
SPHERION CORPORATION                                  03-08902   ENE                                                 $    21,250.00
SPIRENT COMMUNICATIONS                                03-91313   ENE, EBS                                            $    97,427.23
SPL INTEGRATED SOLUTIONS                              03-92767   ENE, EPSC                                           $    54,751.89
SRIDHARON RAGHAVACHARI                                03-93082   ENE, EESNA                                          $   312,720.37
STANCIL AND CO                                        03-92768   ENE, ENA                                            $   161,449.76
STANDARD AND POORS                                    03-91311   ENE, ENW, ENA                                       $   519,512.19
STANDARD AUTOMATION & CONTROL                         03-92770   ENE, PIPELINE SERVICES                              $    50,182.20
STANDARD PARKING                                      03-92771   ENE, EPSC                                           $ 2,119,714.55
STANLEY CONSULTANTS INC                               03-93085   ENE, NEPCO                                          $    24,500.00
STEADFAST BRIDGES                                     03-93091   ENE, NEPCO PROCUREMENT CO.                          $    59,848.00
STEAM SUPPLY & RUBBER COMPANY                         03-93095   ENE, NEPCO                                          $    20,888.18
STEEL FABRICATORS OF MONROE INC                       03-93099   ENE, NEPCO                                          $   215,869.45
STEEL SERVICE CORPORATION                             03-93113   ENE, NEPCO                                          $   953,515.95
STEWART MECHANICAL ENTERPRISES INC                    03-92773   ENE, EESNA                                          $    23,500.00
STILIAN ELECTRIC INC                                  03-92775   ENE, EESNA                                          $    63,900.00
STOWE WOODWARD CO                                     03-93120   ENE, GARDEN STATE                                   $   170,549.40
STRASBURGER & PRICE LLP                               03-93404   ENE, EOS                                            $    20,737.70
STRATEGIC TECHNOLOGIES                                03-92514   ENE, EBS                                            $    42,264.00
STRAWBERY HOLDINGS INC                                03-93136   ENE, NEPCO                                          $   195,599.05
STRUBLE AIR CONDITIONING                              03-93148   ENE, GARDEN STATE                                   $    46,783.00
STRUCTURETONE INC                                     03-91541   ENE, EBS                                            $   248,104.30
STURGEON ELECTRIC CO INC                              03-08869   ENE, EESNA                                          $    35,270.00
SUD-CHEMIE INC                                        03-91536   ENE, METHANOL                                       $   128,625.00
SULLIVAN & CROMWELL                                   03-93515   ENE, ENA, EESO, EESI                                    206,287.37
SULZER PUMPS (USA) INC                                03-93182   ENE, NEPCO                                          $   117,796.28
SUN INDUSTRIES                                        03-92777   ENE, EESNA                                          $    40,921.29
SUN MICROSYSTEMS                                      03-08919   EBS                                                 $   113,089.67
SUN MICROSYSTEMS                                      03-08913   ENE                                                 $    85,127.10
SUN MICROSYSTEMS                                      03-08901   ENW                                                 $ 1,178,338.77
SUN MICROSYSTEMS                                      03-08899   ENE, ENA, EBS, ENW, EESO, COMMUNICATIONS LEASING    $ 2,690,202.36
SYCAMORE NETWORKS                                     03-93186   ENE, EBS, COMMUNICATIONS LEASING                    $   208,885.17
SYMMETRICOM                                           03-92781   ENE, COMMUNICATIONS LEASING                         $    45,930.49
SYMONS CORPORATION                                    03-93189   ENE, NEPCO                                          $   121,858.63
SYNERGY INVESTMENT                                    03-93192   ENE, EESNA                                          $    51,225.46
SYNETIX                                               03-93195   ENE, METHANOL                                       $    70,036.00
SYNTEGRA USA INC                                      03-92422   ENE, ENW                                            $   822,913.90
T BAILEY INC                                          03-93198   ENE, NEPCO                                          $   156,726.68
TABORS CARAMANIS AND ASSOCIATES                       03-91310   ENE                                                 $    92,427.33
TAHMAH ENERGY INC                                     03-93406   ENE, PIPELINE SERVICES                              $    24,587.50
TALBRIDGE LIMITED                                     03-91546   ENE                                                 $    20,109.84

                                                     ADVERSARY                                                       TRANSFER AMOUNT
                                                     PROCEEDING                                                          AND/OR
                TRANSFEREE/DEFENDANT                    NO.                                 PLAINTIFF(S)             RECOVERY SOUGHT
                --------------------                    ---                                 ------------             ---------------
TALENT TREE                                           03-06266   ENE, EESO                                           $ 6,536,739.99
TATUM CFO PARTNERS LLP                                03-91551   ENE, ENW                                            $    59,700.00
TD INTERNATIONAL LLC                                  03-93201   ENE, ENA                                            $   163,249.00
TECHLITE CORP                                         03-92783   ENE, EESNA                                          $    26,342.40
TECHNICAL SOLUTIONS & SERVICES                        03-06289   ENE, EESNA                                          $   945,649.26
TECHNIQUES INC                                        03-08875   ENE, EPSC                                           $    76,788.00
TECHNOLOGY PARTNERS INC                               03-92788   ENE, EESO                                           $   128,613.27
TEKSYSTEMS INC                                        03-92576   ENE, EBS                                            $    20,430.00
TELERATE D/B/A MONEYLINE TELERATE                     03-08900   ENE, ENW                                            $   517,948.70
TELLEPSEN CORP                                        03-93205   ENE, EPSC, NEPCO                                    $ 3,221,612.71
TELPLEXUS INC                                         03-91482   ENE, EBS                                            $   114,656.00
TESLA POWER & AUTOMATION INC                          03-93207   ENE, NEPCO                                          $   991,486.30
TEXAS BUSINESS SYSTEMS                                03-92791   ENE, ENW                                            $   154,800.00
THE ADCETERA GROUP                                    03-08874   EBS                                                 $    32,515.73
THE ADCETERA GROUP                                    03-08873   ENE, EBS                                            $    56,830.59
THE ALEXANDER GROUP INC                               03-91490   ENE                                                 $    20,000.00
THE ANDRE GROUP INC                                   03-92796   ENE                                                 $    28,500.00
THE BROADMOOR                                         03-93212   ENE, ENA                                            $    30,421.54
THE COEUR D'ALENE                                     03-91309   ENE, ENA                                            $    26,068.06
THE ENTERPRISE CORPORATION                            03-92871   ENE, EESNA                                          $    35,042.40
THE FORUM CORPORATION                                 03-92875   ENE, ENA, EOS                                       $    23,795.20
THE GOGATES GROUP INC                                 03-91560   ENE                                                 $    25,000.00
THE HOUSTONIAN                                        03-91555   ENE                                                 $    47,402.31
THE INVESTEXT GROUP                                   03-92805   ENE, ENA                                            $    50,350.39
THE JOHNSTON DANDY CO                                 03-93216   ENE, GARDEN STATE                                   $    32,440.00
THE KEYSTONE CENTER                                   03-93219   ENE, EOS                                            $    20,000.00
THE MET- BUSINESS & SPORTS CLUB                       03-91495   ENE                                                 $   103,809.88
THE NEWMAN GROUP                                      03-92880   ENE, ENA                                            $    62,865.56
THE NICHOLAS GROUP AND RANDALL ALTON                  03-06622   ENE, EECC                                           $    25,000.00
THE OFIS BY POWELL                                    03-92811   ENE, EPSC                                           $   339,406.57
THE PAYNE CO                                          03-91501   ENE, EESNA                                          $    35,550.00
THE SALVAGE ASSOCIATION                               03-92815   ENE, ENA                                            $    47,378.00
THE SCRUGGS COMPANY                                   03-93221   ENE, NEPCO                                          $    43,970.00
THE SOCIETY OF THE PLASTICS                           03-92819   ENE, ENA                                            $    35,000.00
THE STELLAR GROUP                                     03-93222   ENE, NEPCO                                          $   305,010.90
THE STONER GROUP                                      03-93225   ENE, NEPCO                                          $    94,804.65
THE TELLURIDE CONTROLS CO, INC.                       03-92426   ENE, EESO                                           $   608,959.50
THE TRAVEL AGENCY IN THE PARK                         03-06628   ENE                                                 $ 1,065,000.00
THE WEBER GROUP                                       03-92821   ENE, EGM                                            $    40,000.00
THE WESTAR COMPANY                                    03-93229   ENE, EESO                                           $    53,074.00
THE WHEATSTONE ENERGY GRP                             03-93236   ENE, EESNA                                          $   296,979.68
THERMAL ENGINEERING INT'L                             03-93239   ENE, NEPCO PROCUREMENT CO., NEPCO                   $   776,598.98
THERMAL TRANSFER CORP                                 03-06302   ENE, EESNA                                          $   237,433.00
THERMO BLACK CLAWSON INC                              03-93244   ENE, GARDEN STATE                                   $    21,675.88
THERMO PLUMBING & HEATING INC                         03-93248   ENE, INTEGRATED PROCESS TECHNOLOGIES, LLC           $    24,800.00
THERMO WEB SYSTEMS INC                                03-93250   ENE, GARDEN STATE                                   $    66,404.64
THOMAS B CUSHING DEMOLITION                           03-93254   ENE, NEPCO                                          $    65,880.00
THRUPOINT INC.                                        03-92826   ENE, EBS                                            $   763,050.00
TIAA-780 THIRD AVENUE                                 03-93257   ENE, EPSC, EESO                                     $   226,437.40
TIDAL SOFTWARE INC.                                   03-92885   ENE, ENA, ENW                                       $    43,300.00
TIG FIRST SOURCE                                      03-92559   ENE, EESO                                           $    25,000.00
TORONTO DOMINON                                       03-92889   ENE, ENA                                            $ 2,579,651.25
TOWERS PERRIN                                         03-93509   ENE, EMI                                            $   132,429.00
TRANE COMPANY                                         03-93259   ENE, EESNA, INTEGRATED PROCESS TECHNOLOGIES, LLC    $   214,600.38
TRANSAMERICA                                          03-92569   ENE                                                 $   250,000.00
TRANSPORTATION WORLD WIDE INC.                        03-92830   ENE, ENRON SOUTH AMERICA                            $   264,757.05
TRANTER PHE INC                                       03-93263   ENE, NEPCO                                          $   400,104.00
TRELEX ASSOCIATES LTD.                                03-92834   ENE, ENA                                            $    78,533.69
TRENT MECHANICAL CO INC                               03-06257   ENE, EESNA                                          $   375,501.60
TRESCO CONSOLES                                       03-93267   ENE, NEPCO PROCUREMENT CO.                          $    20,245.00
TRI STAR INDUSTRIAL COMPANY                           03-93269   ENE, NEPCO                                          $    42,408.13

                                                     ADVERSARY                                                       TRANSFER AMOUNT
                                                     PROCEEDING                                                          AND/OR
                TRANSFEREE/DEFENDANT                    NO.                                 PLAINTIFF(S)             RECOVERY SOUGHT
                --------------------                    ---                                 ------------             ---------------
TRI-C RESOURCES                                       03-93273   ENE, ECTMI                                          $   206,116.59
TRIDIUM INC                                           03-08914   ENE, EESI, EESO                                     $    65,700.00
TRILLIANT CORPORATION                                 03-92590   ENE, ENW                                            $   111,156.58
TRIPLEX INC                                           03-92562   ENE, NEPCO                                          $    21,854.10
TRI-TECH ENERGY SERVICES INC                          03-93276   ENE, NEPCO                                          $    48,756.62
TURBINE AIR SYSTEMS LTD                               03-93279   ENE, NEPCO                                          $    49,920.00
TURBINE TECHNOLOGY SERVICES                           03-92574   ENE, EEPC                                           $ 1,259,178.27
TURBO GEN CONSULTANTS INC                             03-93280   ENE, GARDEN STATE                                   $    24,147.50
TURNER BROS TRUCKING INC                              03-92571   ENE, NEPCO                                          $    58,742.45
TUV NEL LTD                                           03-91550   ENE, EEPC                                           $    74,780.04
TWO TOWN CENTER                                       03-93284   ENE, EESNA                                          $    23,325.76
U1 CONSULTING GROUP, INC.                             03-92594   ENE, EBS                                            $   195,165.00
UB AIR PRIVATE LIMITED                                03-92837   ENE, LINGTEC                                        $    21,910.39
UNAFLEX                                               03-93290   ENE, NEPCO                                          $    86,900.00
UNICCO SERVICE CO                                     03-92839   ENE, EESO                                           $   838,161.45
UNILOY MILACRON, INC.                                 03-06256   ENE, EESNA                                          $   168,315.00
UNISORB                                               03-93294   ENE, NEPCO, NEPCO POWER PROCUREMENT                 $   318,493.00
UNITED COMPUTING GROUP                                03-08907   ENW                                                 $ 1,427,143.95
UNITED COMPUTING GROUP                                03-08872   ENE, ENW                                            $ 1,448,738.17
UNITED MECHANICAL                                     03-91308   ENE, EESI, EESNA                                    $    48,220.00
UNITED SCAFFOLDING INC                                03-93299   ENE, NEPCO, EECC                                    $   269,219.28
UNITED STATES TRUST CO OF NEW YORK                    03-93302   ENE                                                 $    87,675.51
UNITED STEEL FABRICATORS                              03-93306   ENE, NEPCO                                          $   140,729.34
UNIVERSAL LIMITED, INC.                               03-93309   ENE, NEPCO                                          $    33,034.06
UNIVERSAL PROJECT MGMT                                03-93522   ENE, ENA                                            $   205,061.07
UNNICO                                                03-93311   ENE, INTEGRATED PROCESS TECHNOLOGIES LLC            $    24,655.25
UOP                                                   03-93315   ENE, EGP                                            $    76,892.00
US EQUIPMENT LEASING L/C                              03-92840   ENE, EESO                                           $    83,279.65
US TOOL                                               03-93318   ENE, NEPCO PROCUREMENT CO.                          $    25,805.00
VALLEY TECHNICAL SALES INC                            03-93322   ENE, GARDEN STATE                                   $    26,035.88
VALMET INC                                            03-93326   ENE, GARDEN STATE                                   $    41,300.00
VALTECH TECHNOLOGIES INC                              03-92846   ENE, EESO, ENW                                      $   872,712.50
VAN STEVEN DICKERSON                                  03-08871   ENE, EOS                                            $    20,100.00
VARO ENGINEERS, LIMITED                               03-06255   ENE, EESNA                                          $   180,088.04
VARSITY CONTRACTORS INC                               03-92849   ENE, EESO, INTEGRATED PROCESS TECHNOLOGIES, L.L.C.  $   590,055.76
VEI INC                                               03-93330   ENE, EESO                                           $   110,270.61
VERIZON COMMUNICATIONS                                03-08878   EECC                                                $    57,180.48
VERIZON COMMUNICATIONS                                03-08877   ENW                                                 $   155,067.18
VERIZON COMMUNICATIONS                                03-08876   ENE, NEPCO, ENW                                     $   328,966.24
VIRGINIA TRANSFORMER CORP                             03-93337   ENE, NEPCO                                          $ 1,371,860.08
VITRA INC.                                            03-92901   ENE                                                 $   178,312.50
VOITH FABRICS                                         03-93340   ENE, GARDEN STATE                                   $    30,074.01
VOITH SULZER PAPER TECHNOLOGY                         03-93343   ENE, GARDEN STATE                                   $    86,406.00
VOLKS CONSTRUCTORS DIVISION                           03-93346   ENE, NEPCO POWER PROCUREMENT                        $    49,284.48
VULCAN PERFORMANCE CHEMICALS                          03-93349   ENE, GARDEN STATE                                   $   288,485.88
W J MURRAY & ASSOCIATES                               03-92854   ENE, ENA                                            $    20,284.21
W N COUCH INC                                         03-93352   ENE, NEPCO                                          $   521,585.98
WA MATHERNE INDUSTRIAL SVC INC                        03-93338   ENE, NEPCO                                          $   270,061.53
WADE R. HUNTER                                        03-92648   ENE                                                 $    27,825.00
WAHLCO INC                                            03-93341   ENE, NEPCO PROCUREMENT CO.                          $    42,457.50
WALTERS WHOLESALE ELECTRIC CO                         03-93344   ENE, EESNA, EESO                                    $   371,483.64
WAREFORCE INC                                         03-92855   ENE, ENW                                            $    87,854.00
WAREHOUSE ASSOCIATES CORPORATE                        03-93347   ENE, EPSC                                           $   334,104.00
WARREN ELECTRIC GROUP                                 03-93348   ENE, EESNA, NEPCO                                   $   141,913.00
WASHINGTON INFORMATION GROUP LTD                      03-92744   ENE, ENA                                            $    22,500.00
WATLEY SEED COMPANY                                   03-92747   ENE, PIPELINE SERVICES                              $    32,088.75
WEIR INTL MINING CONSULTANTS                          03-93510   ENE, EGM                                            $    93,480.49
WELSBACH ELECTRIC CORP                                03-93380   ENE, EESNA                                          $    51,750.00
WEST COAST ENGINEERING                                03-92516   ENE, EESNA                                          $    62,250.00

                                                     ADVERSARY                                                       TRANSFER AMOUNT
                                                     PROCEEDING                                                          AND/OR
                TRANSFEREE/DEFENDANT                    NO.                                 PLAINTIFF(S)             RECOVERY SOUGHT
                --------------------                    ---                                 ------------             ---------------
WESTDEUTSCHE LANDESBANK GIROZENTRALE                  03-92698   ENE                                                 $    25,000.00
WESTERN AIRWAYS INC                                   03-92750   ENE                                                 $    65,339.32
WESTINGHOUSE PROCESS CTL                              03-93351   ENE, NEPCO                                          $   352,358.00
WETLAND RESOURCES                                     03-92755   ENE, PIPELINE SERVICES                              $    67,404.61
WILLIAM TRANE                                         03-92759   ENE, EESO                                           $    39,307.70
WILLIAMSON & ASSOCIATES INC                           03-92763   ENE, EGM                                            $   220,645.13
WILLKIE FARR & GALLAGHER                              03-93516   ENE, EECC                                           $    22,653.09
WILSON INDUSTRIES INC                                 03-93307   ENE, EEPC                                           $    25,758.00
WIN SAM VALLEY VIEW CENTER                            03-93314   ENE, INTEGRATED PROCESS TECHNOLOGIES, LLC, EESI     $    94,504.65
WINKLER A/C REFRIGERATION AND MECHANICAL              03-06254   ENE, EESNA                                          $    34,500.00
WORLD WATER WORKS                                     03-93320   ENE, GARDEN STATE                                   $    46,900.00
WRIGHT EXPRESS                                        03-92580   ENE, NEPCO                                          $ 3,304,634.84
WS BELLOWS CONSTRUCTION CORP.                         03-92900   ENE                                                 $   619,826.00
WYNN-CROSBY 1994, LTD. AND WYNN-CROSBY ENERGY, INC.   03-93425   ENA, ENE                                            $ 1,485,093.00,
                                                                                                                      PLUS INTEREST
                                                                                                                         THEREON.
WYNN-CROSBY 1995, LTD. AND WYNN-CROSBY ENERGY, INC.   03-93424   ENA, ENE                                            $   737,165.00,
                                                                                                                      PLUS INTEREST
                                                                                                                         THEREON.
WYNN-CROSBY 1996, LTD. AND WYNN-CROSBY ENERGY, INC.   03-93426   ENA, ENE                                            $   742,547.00,
                                                                                                                      PLUS INTEREST
                                                                                                                         THEREON.
WYNN-CROSBY 1997, LTD. AND WYNN-CROSBY ENERGY, INC.   03-93427   ENA, ENE                                            $   742,634.00,
                                                                                                                      PLUS INTEREST
                                                                                                                         THEREON.
WYNN-CROSBY 1998, LTD. AND WYNN-CROSBY ENERGY, INC.   03-93428   ENA                                                 $    74,547.00,
                                                                                                                      PLUS INTEREST
                                                                                                                         THEREON.
XTRA LIGHT MANUFACTURING INC                          03-93324   ENE, EESNA                                          $    68,557.00
YANTRA CORPORATION                                    03-08880   ENW                                                 $   213,434.36
YANTRA CORPORATION                                    03-08879   ENE, EIM, ENW                                       $   354,808.80
YARWAY CORP                                           03-93327   ENE, NEPCO                                          $    34,800.00
YORK INTL CORP                                        03-93331   ENE, EESNA                                          $   397,439.85
YORK REFRIGERATION                                    03-93333   ENE, EESNA                                          $   111,856.00
YORKTOWN COMMUNICATIONS LLC                           03-91307   ENE, EBS                                            $    85,000.00
ZARAMELLA & PAVAN CONSTRUCTION CO.                    03-92481   ENE, EECC                                           $   610,316.16
ZEKS COMPRESSED AIR SOLUTIONS                         03-06253   ENE, EESNA                                          $   126,737.59
ZIDELL VALVE CORPORATION                              03-92554   ENE, NEPCO                                          $    71,591.00
AMANDA K. MARTIN                                      03-93617   CREDITORS' COMMITTEE                                $ 2,817,000.00
ANDREW S. FASTOW                                      03-93610   CREDITORS' COMMITTEE                                $ 1,550,000.00
ANDREWS & KURTH LLP                                   03-93655   CREDITORS' COMMITTEE                                $ 5,438,531.20
BEN F. GLISAN, JR.                                    03-93621   CREDITORS' COMMITTEE                                $   800,000.00
CAROL WHALEN, EXECUTRIX OF THE ESTATE OF JOHN C       03-93624   CREDITORS' COMMITTEE                                $   800,000.00
BAXTER
DAVID W. DELAINEY                                     03-93607   CREDITORS' COMMITTEE                                $ 3,000,000.00
DAVID HUAG                                            03-93600   CREDITORS' COMMITTEE                                $ 4,873,961.00
DAVID OXLEY                                           03-93625   CREDITORS' COMMITTEE                                $   750,000.00
EXECUTOR OF THE ESTATE LAWRENCE IZZO                  03-93606   CREDITORS' COMMITTEE                                $ 1,500,000.00
JAMES M. BANNANTINE                                   03-93620   CREDITORS' COMMITTEE                                $   862,395.00
JAMES V. DERRICK, JR.                                 03-93622   CREDITORS' COMMITTEE                                $   800,000.00
JAMES B. FALLON                                       03-93609   CREDITORS' COMMITTEE                                $ 2,900,000.00
JAY L. FITZGERALD                                     03-93631   CREDITORS' COMMITTEE                                $   172,000.00
JEFFREY MCMAHON                                       03-93601   CREDITORS' COMMITTEE                                $ 1,400,000.00
JEFFREY K. SKILLING                                   03-93614   CREDITORS' COMMITTEE                                $ 5,600,000.00
JOHN R. SHERRIFF                                      03-93599   CREDITORS' COMMITTEE                                $ 1,500,000.00
JOSEPH G. KISHKILL                                    03-93618   CREDITORS' COMMITTEE                                $   120,000.00
KENNETH D. RICE                                       03-93598   CREDITORS' COMMITTEE                                $ 1,855,000.00
LOU L. PAI                                            03-93604   CREDITORS' COMMITTEE                                $ 2,660,000.00
MARK E. KOENIG                                        03-93616   CREDITORS' COMMITTEE                                $   150,000.00
MICHAEL J. KOPPER                                     03-93623   CREDITORS' COMMITTEE                                $   800,000.00

                                                     ADVERSARY                                                       TRANSFER AMOUNT
                                                     PROCEEDING                                                          AND/OR
                TRANSFEREE/DEFENDANT                    NO.                                 PLAINTIFF(S)             RECOVERY SOUGHT
                --------------------                    ---                                 ------------             ---------------
PHILLIPPE A. BIBI                                     03-93628   CREDITORS' COMMITTEE                                $   425,000.00
REBECCA C. CARTER                                     03-93630   CREDITORS' COMMITTEE                                $   300,000.00
REBECCA P. MARK                                       03-93605   CREDITORS' COMMITTEE                                $ 3,202,997.00
RICHARD P. BERGSIEKER                                 03-93635   CREDITORS' COMMITTEE                                $   320,000.00
RICHARD B. BUY                                        03-93627   CREDITORS' COMMITTEE                                $   400,000.00
RICHARD A. CAUSEY                                     03-93613   CREDITORS' COMMITTEE                                $ 1,000,000.00
RICHARD G. DIMICHELE                                  03-93629   CREDITORS' COMMITTEE                                $   525,000.00
ROBERT H. BUTTS                                       03-93632   CREDITORS' COMMITTEE                                $   150,000.00
ROBERT J. HERMANN                                     03-93619   CREDITORS' COMMITTEE                                $   400,000.00
RODNEY GRAY                                           03-93626   CREDITORS' COMMITTEE                                $   680,000.00
TERENCE H. THORN                                      03-93615   CREDITORS' COMMITTEE                                $   420,000.00
THOMAS E. WHITE, JR.                                  03-93612   CREDITORS' COMMITTEE                                $ 1,000,000.00
TIMOTHY N. BELDEN                                     03-93633   CREDITORS' COMMITTEE                                $   200,000.00
ACCORD ENERGY LIMITED                                 03-93557   ENE                                                  AVOIDANCE OF
                                                                                                                      GUARANTY
AEP ENERGY SERVICES, INC.                             03-93400   ENE                                                  AVOIDANCE OF
                                                                                                                      GUARANTY
AGIP (UK) LIMITED                                     03-93558   ENE                                                  AVOIDANCE OF
                                                                                                                      GUARANTY
ALLEGHENY ENERGY SUPPLY COMPANY, LLC                  03-93402   ENE                                                  AVOIDANCE OF
                                                                                                                      GUARANTY
AMEREN SERVICES CO., UNION ELECTRIC CO., AMEREN       03-93405   ENE                                                  AVOIDANCE OF
ENERGY GENERATING CO., AND CENTRAL ILLINOIS PUBLIC                                                                    GUARANTY
SERVICE CO.
BANK OF AMERICA, N.A. AND                             03-93567   ENE                                                  AVOIDANCE OF
BANC OF AMERICA SECURITIES LLC                                                                                        GUARANTY
BERLINER KRAFT UND LICHT AG AND BEWAG AG              03-93565   ENE                                                  AVOIDANCE OF
                                                                                                                      GUARANTY
BOX USA GROUP, INC.                                   03-93407   ENE                                                  AVOIDANCE OF
                                                                                                                      GUARANTY
BRAZOS VPP LIMITED PARTNERSHIP, BRAZOS VPP TRUST      03-93584   ENE                                                  AVOIDANCE OF
                                                                                                                      GUARANTY
BRITISH ENERGY POWER AND TRADING LIMITED              03-93572   ENE                                                  AVOIDANCE OF
                                                                                                                      GUARANTY
CARGILL, INCORPORATED AND                             03-93544   ENE                                                  AVOIDANCE OF
CARGILL ENERGY TRADING CANADA, INC.                                                                                   GUARANTY
CHEROKEE FINANCE V.O.F., ET AL.                       03-93602   ENE                                                  AVOIDANCE OF
                                                                                                                      GUARANTY
COYOTE SPRINGS 2, LLC                                 03-93577   ENE                                                  AVOIDANCE OF
                                                                                                                      GUARANTY
CREDIT RENAISSANCE PARTNERS L.L.C., SCHRODER CREDIT   03-93585   ENE                                                  AVOIDANCE OF
RENAISSANCE FUND L.P.; SCHRODER CREDIT RENAISSANCE                                                                    GUARANTY
FUND, LTD. AND MIECO, INC.
DESERET GENERATION & TRANSMISSION COOPERATIVE         03-93409   ENE                                                  AVOIDANCE OF
                                                                                                                      GUARANTY
DYNEGY MARKETING AND TRADE, AND DYNEGY CANADA, INC.   03-93576   ENE                                                  AVOIDANCE OF
                                                                                                                      GUARANTY
EDF TRADING LIMITED                                   03-93555   ENE                                                  AVOIDANCE OF
                                                                                                                      GUARANTY
ENERGIE AG OBEROSTERREICH                             03-93550   ENE                                                  AVOIDANCE OF
                                                                                                                      GUARANTY
E-NEXT GENERATION LLC, ET AL.                         03-93593   ENE                                                  AVOIDANCE OF
                                                                                                                      GUARANTY
ESSENT ENERGY TRADING BV                              03-93552   ENE                                                  AVOIDANCE OF
                                                                                                                      GUARANTY
EUROPEAN POWER SOURCE COMPANY (UK) LIMITED            03-93575   ENE                                                  AVOIDANCE OF
                                                                                                                      GUARANTY
FLORIDA GAS TRANSMISSION CO.                          03-93556   ENE                                                  AVOIDANCE OF
                                                                                                                      GUARANTY
FOREST OIL CORP.                                      03-93410   ENE                                                  AVOIDANCE OF
                                                                                                                      GUARANTY

                                                     ADVERSARY                                                       TRANSFER AMOUNT
                                                     PROCEEDING                                                          AND/OR
                TRANSFEREE/DEFENDANT                    NO.                                 PLAINTIFF(S)             RECOVERY SOUGHT
                --------------------                    ---                                 ------------             ---------------
GRUPO IMSA, S.A. DE C.V.                              03-93564   ENE                                                  AVOIDANCE OF
                                                                                                                      GUARANTY
GRUPO INDUSTRIAL SALTILLO, S.A. DE C.V.               03-93411   ENE                                                  AVOIDANCE OF
                                                                                                                      GUARANTY
INNOGY PLC                                            03-93559   ENE                                                  AVOIDANCE OF
                                                                                                                      GUARANTY
J. ARON & COMPANY                                     03-93545   ENE                                                  AVOIDANCE OF
                                                                                                                      GUARANTY
KERN RIVER GAS TRANSMISSION COMPANY                   03-93546   ENE                                                  AVOIDANCE OF
                                                                                                                      GUARANTY
KILLINGHOLME POWER LIMITED                            03-93551   ENE                                                  AVOIDANCE OF
                                                                                                                      GUARANTY
KSTAR VPP LP                                          03-93582   ENE                                                  AVOIDANCE OF
                                                                                                                      GUARANTY
LEPTA SHIPPING CO., LTD.                              03-93563   ENE                                                  AVOIDANCE OF
                                                                                                                      GUARANTY
LONGACRE MASTER FUND, LTD.                            03-93553   ENE                                                  AVOIDANCE OF
                                                                                                                      GUARANTY
LOUIS DREYFUS ENERGY SERVICES, L.P.                   03-93412   ENE                                                  AVOIDANCE OF
                                                                                                                      GUARANTY
MAGNOX ELECTRIC PLC                                   03-93560   ENE                                                  AVOIDANCE OF
                                                                                                                      GUARANTY
MOBIL GAS MARKETING (UK) LTD.                         03-93432   ENE                                                  AVOIDANCE OF
                                                                                                                      GUARANTY
NUON ENERGY TRADE & WHOLESALE N.V.                    03-93573   ENE                                                  AVOIDANCE OF
                                                                                                                      GUARANTY
OCM ADMINISTRATIVE SERVICES II, L.L.C.                03-93569   ENE                                                  AVOIDANCE OF
                                                                                                                      GUARANTY
PETRO-HUNT, L.L.C.                                    03-93413   ENE                                                  AVOIDANCE OF
                                                                                                                      GUARANTY
PINNACLE WEST CAPITAL CORPORATION                     03-93416   ENE                                                  AVOIDANCE OF
                                                                                                                      GUARANTY
PIONEER NATURAL RESOURCES USA, INC.                   03-93417   ENE                                                  AVOIDANCE OF
                                                                                                                      GUARANTY
PPL ENERGYPLUS, LLC                                   03-93418   ENE                                                  AVOIDANCE OF
                                                                                                                      GUARANTY
PPL MONTANA, LLC                                      03-93419   ENE                                                  AVOIDANCE OF
                                                                                                                      GUARANTY
RENAISSANCE REINSURANCE, LTD.                         03-93420   ENE                                                  AVOIDANCE OF
                                                                                                                      GUARANTY
SILVER OAK CAPITAL LLC AND AG CAPITAL RECOVERY        03-93568   ENE                                                  AVOIDANCE OF
PARTNERS III, LP                                                                                                      GUARANTY
SPCP GROUP, L.L.C.; FRONTERA GENERATION LIMITED       03-93588   ENE                                                  AVOIDANCE OF
PARTNERSHIP; AND TECO ENERGY, INC.                                                                                    GUARANTY
SSE ENERGY SUPPLY LIMITED                             03-93562   ENE                                                  AVOIDANCE OF
                                                                                                                      GUARANTY
STONEHILL INSTITUTIONAL PARTNERS L.P., STONEHILL      03-93589   ENE                                                  AVOIDANCE OF
INSTITUTIONAL MANAGEMENT LLP AND VITRO CORPORATION,                                                                   GUARANTY
S.A. DE C.V.
SUPERIOR NATURAL GAS CORPORATION                      03-93421   ENE                                                  AVOIDANCE OF
                                                                                                                      GUARANTY
TEXAS GENCO, L.P.                                     03-93422   ENE                                                  AVOIDANCE OF
                                                                                                                      GUARANTY
TORONTO DOMINION (TEXAS), INC.                        03-93570   ENE                                                  AVOIDANCE OF
                                                                                                                      GUARANTY
TOTALFINAELF GAS AND POWER LIMITED                    03-93561   ENE                                                  AVOIDANCE OF
                                                                                                                      GUARANTY
TRANSCO PLC, F/K/A BG TRANSCO PLC, BG PLC AND         03-93578   ENE                                                  AVOIDANCE OF
BRITISH GAS PLC                                                                                                       GUARANTY
VATTENFALL AB                                         03-93554   ENE                                                  AVOIDANCE OF
                                                                                                                      GUARANTY

                                                     ADVERSARY                                                       TRANSFER AMOUNT
                                                     PROCEEDING                                                          AND/OR
                TRANSFEREE/DEFENDANT                    NO.                                 PLAINTIFF(S)             RECOVERY SOUGHT
                --------------------                    ---                                 ------------             ---------------
VITOL S.A.                                            03-93423   ENE                                                  AVOIDANCE OF
                                                                                                                      GUARANTY
WILLIAMS POWER COMPANY, INC., F/K/A WILLIAMS ENERGY   03-93543   ENE                                                  AVOIDANCE OF
MARKETING & TRADING COMPANY                                                                                           GUARANTY
XCEL ENERGY INC., E PRIME, INC., NORTHERN STATES      03-93594   ENE                                                  AVOIDANCE OF
POWER COMPANY, NORTHERN STATES POWER COMPANY,                                                                         GUARANTY
SOUTHWESTERN PUBLIC SERVICE COMPANY, VIKING GAS
TRANSMISSION COMPANY, PUBLIC SERVICE COMPANY OF
COLORADO, XCEL ENERGY RETAIL HOLDINGS, INC.,
CHEYENNE LIGHT, FUEL AND POWER COMPANY, LOUISIANA
GENERATING, LLC, AND CERTAIN SUBSIDIARIES OF XCEL
ENERGY, INC., JOHN DOES 1 THROUGH 99
XL TRADING PARTNERS LTD.                              03-93571   ENE                                                  AVOIDANCE OF
                                                                                                                      GUARANTY